UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. This submission provides the information required by Item 1 for a limited number of the Registrant’s reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). The companion submission to this Certified Shareholder Report on Form N-CSR will follow immediately and will provide the information required by Item 1 for the other reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). Apart from Items 1 and 6, the companion submission will be identical in all material respects to this initial filing.

Item 1.	Reports to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Filed under this submission on Form N-CSR:

●	PIMCO Funds— Global Core Asset Allocation Fund
●	PIMCO Funds—Bond Funds
●	PIMCO Funds—Credit Bond Funds
●	PIMCO Funds—Fundamental Index Funds
●	PIMCO Funds—International Bond Funds
●	PIMCO Funds—Municipal Value Funds
●	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund
●	PIMCO Funds—PIMCO Climate Bond Fund
●	PIMCO Funds—PIMCO CommoditiesPLUS® Strategy Fund
●	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®
●	PIMCO Funds—PIMCO Emerging Markets Local Currency and Bond Fund
●	PIMCO Funds—PIMCO High Yield Fund
●	PIMCO Funds—PIMCO Income Fund

To be filed under the immediately following companion submission on Form N-CSR:

●	PIMCO Funds—PIMCO International Bond Fund (U.S. Dollar-Hedged)
●	PIMCO Funds—PIMCO Investment Grade Credit Bond Fund
●	PIMCO Funds—PIMCO Low Duration Fund
●	PIMCO Funds—PIMCO Real Return Fund
●	PIMCO Funds—PIMCO Short-Term Fund
●	PIMCO Funds—PIMCO Total Return Fund
●	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund
●	PIMCO Funds—Private Account Portfolio Series
●	PIMCO Funds—Private Account Portfolio Series – All Asset Funds
●	PIMCO Funds—Real Return Strategy Funds
●	PIMCO Funds—Short Duration Strategy Funds
●	PIMCO Funds—StocksPLUS® Funds
●	PIMCO Funds—Tax-Efficient Strategy Funds

PIMCO FUNDS

Annual Report

March 31, 2022

PIMCO Global Core Asset Allocation Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

2	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

ANNUAL REPORT	MARCH 31, 2022	3

Chairman’s Letter (Cont.)

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

Important Information About the Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Global Core Asset Allocation Fund (the “Fund”).

The PIMCO Global Core Asset Allocation Fund may invest its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund. These underlying investments are referred to as “Underlying PIMCO Funds.”

The PIMCO Global Core Asset Allocation Fund also may invest its respective assets in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds. These underlying investments, together with the Underlying PIMCO Funds, are referred to as “Acquired Funds.” The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

ANNUAL REPORT	MARCH 31, 2022	5

Important Information About the Fund (Cont.)

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this, if any, report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the

6	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and I-2 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, including the Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	MARCH 31, 2022	7

Important Information About the Fund (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	Class A	Class C	Diversification Status

PIMCO Global Core Asset Allocation Fund	10/29/08	10/29/08	10/29/08	10/29/08	10/29/08	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s prospectus nor the Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the

8	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

ANNUAL REPORT	MARCH 31, 2022	9

PIMCO Global Core Asset Allocation Fund

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (10/29/08)
PIMCO Global Core Asset Allocation Fund Institutional Class	2.06%	7.51%	4.84%	6.25%
PIMCO Global Core Asset Allocation Fund I-2	1.97%	7.41%	4.74%	6.15%
PIMCO Global Core Asset Allocation Fund Class A	1.71%	7.05%	4.30%	5.70%
PIMCO Global Core Asset Allocation Fund Class A (adjusted)	(3.88)%	5.84%	3.71%	5.40%
PIMCO Global Core Asset Allocation Fund Class C	0.84%	6.22%	3.52%	4.90%
PIMCO Global Core Asset Allocation Fund Class C (adjusted)	(0.16)%	6.22%	3.52%	4.90%
60% MSCI All Country World Index (ACWI) and 40% Bloomberg Global Aggregate USD Hedged Index	2.80%	8.09%	7.31%	8.38%
Lipper Alternative Global Macro Funds Average	1.54%	4.37%	3.56%	4.98%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary and Underlying PIMCO Fund expenses), were 1.13% for Institutional Class shares, 1.23% for I-2 shares, 1.58% for Class A shares, and 2.33% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

Institutional Class - PGAIX	Class A - PGMAX
I-2 - PGAPX	Class C - PGMCX

Allocation Breakdown as of March 31, 2022†§

Short-Term Instruments‡	30.6%
Mutual Funds	17.1%
Sovereign Issues	12.9%
Asset-Backed Securities	10.4%
Common Stocks	8.6%
Corporate Bonds & Notes	6.8%
Real Estate Investment Trusts	5.9%
U.S. Treasury Obligations	3.8%
Non-Agency Mortgage-Backed Securities	1.6%
U.S. Government Agencies	1.3%
Other	1.0%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Global Core Asset Allocation Fund seeks total return which exceeds that of a blend of 60% MSCI All Country World Index/40% Bloomberg Global Aggregate Index (USD Hedged) by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), Fixed Income Instruments, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	U.S. duration positioning, particularly underweight exposure to the front portion of the U.S. yield curve, contributed to relative performance, which was slightly offset by overweight exposure to the intermediate portion of the curve, as the front end of the curve predominately rose.

»	Emerging markets duration positioning, specifically underweight exposure to Hungary, Czech Republic, and Brazil, contributed to relative performance, as these yields rose.

»	Emerging market currencies, particularly positions in U.S. dollar, Brazilian real, and Mexican peso, contributed to relative performance, as the Fund had overweight exposure when these currencies gained value relative to U.S. dollar.

»	European duration positioning, particularly overweight exposure to the intermediate and long portion of the yield curve, detracted from relative performance, as these parts of the curve rose.

»	Exposure to select emerging market corporates detracted from relative performance, as these securities posted negative returns.

»	Overweight exposure to Japanese equities detracted from relative performance, as Japanese equities had negative returns.

ANNUAL REPORT	MARCH 31, 2022	11

Expense Example PIMCO Global Core Asset Allocation Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$976.00	$4.29	$1,000.00	$1,020.59	$4.38	0.87%
I-2	1,000.00	975.30	4.78	1,000.00	1,020.09	4.89	0.97
Class A	1,000.00	974.30	6.50	1,000.00	1,018.35	6.64	1.32
Class C	1,000.00	969.80	10.17	1,000.00	1,014.61	10.40	2.07

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

Benchmark Description

Index*	Benchmark Description

60% MSCI All Country World Index (ACWI) and 40% Bloomberg Global Aggregate USD Hedged Index	The benchmark is a blend of 60% MSCI All Country World Index (ACWI) and 40% Bloomberg Global Aggregate USD Hedged Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices. Bloomberg Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2022	13

Financial Highlights PIMCO Global Core Asset Allocation  Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2022	$13.58	$0.19	$0.09	$0.28	$(0.01)	$0.00	$(0.01)	$(0.02)

03/31/2021	10.80	0.14	3.85	3.99	(1.21)	0.00	0.00	(1.21)

03/31/2020	12.58	0.34	(1.50)	(1.16)	(0.62)	0.00	0.00	(0.62)

03/31/2019	12.55	0.30	0.12	0.42	(0.34)	0.00	(0.05)	(0.39)

03/31/2018	11.77	0.29	0.73	1.02	(0.24)	0.00	0.00	(0.24)

I-2

03/31/2022	13.55	0.17	0.10	0.27	(0.01)	0.00	(0.01)	(0.02)

03/31/2021	10.78	0.12	3.85	3.97	(1.20)	0.00	0.00	(1.20)

03/31/2020	12.56	0.32	(1.49)	(1.17)	(0.61)	0.00	0.00	(0.61)

03/31/2019	12.53	0.29	0.12	0.41	(0.33)	0.00	(0.05)	(0.38)

03/31/2018	11.75	0.27	0.74	1.01	(0.23)	0.00	0.00	(0.23)

Class A

03/31/2022	13.42	0.12	0.10	0.22	(0.00)	0.00	(0.01)	(0.01)

03/31/2021	10.70	0.06	3.82	3.88	(1.16)	0.00	0.00	(1.16)

03/31/2020	12.47	0.27	(1.47)	(1.20)	(0.57)	0.00	0.00	(0.57)

03/31/2019	12.44	0.24	0.13	0.37	(0.29)	0.00	(0.05)	(0.34)

03/31/2018	11.67	0.23	0.73	0.96	(0.19)	0.00	0.00	(0.19)

Class C

03/31/2022	13.06	0.01	0.10	0.11	(0.00)	0.00	0.00	(0.00)

03/31/2021	10.41	0.01	3.67	3.68	(1.03)	0.00	0.00	(1.03)

03/31/2020	12.13	0.19	(1.46)	(1.27)	(0.45)	0.00	0.00	(0.45)

03/31/2019	12.11	0.14	0.13	0.27	(0.20)	0.00	(0.05)	(0.25)

03/31/2018	11.37	0.13	0.71	0.84	(0.10)	0.00	0.00	(0.10)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

14	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year(a)	Total Return(d)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$13.84	2.06%	$163,073	0.86%	1.00%	0.85%	0.99%	1.31%	119%

13.58	38.21	167,863	0.85	1.00	0.84	0.99	1.09	182

10.80	(9.46)	121,437	1.13	1.36	0.80	1.03	2.70	511

12.58	3.46	201,102	1.17	1.42	0.77	1.02	2.41	551

12.55	8.67	231,278	1.02	1.23	0.81	1.02	2.31	403

13.80	1.97	36,705	0.96	1.10	0.95	1.09	1.21	119

13.55	38.06	42,347	0.95	1.10	0.94	1.09	0.91	182

10.78	(9.56)	34,956	1.23	1.46	0.90	1.13	2.53	511

12.56	3.37	45,560	1.27	1.52	0.87	1.12	2.34	551

12.53	8.59	49,093	1.12	1.33	0.91	1.12	2.20	403

13.63	1.64	125,611	1.31	1.45	1.30	1.44	0.86	119

13.42	37.47	130,491	1.30	1.45	1.29	1.44	0.51	182

10.70	(9.83)	85,249	1.58	1.81	1.25	1.48	2.13	511

12.47	3.03	95,828	1.62	1.87	1.22	1.47	1.98	551

12.44	8.21	110,703	1.47	1.68	1.26	1.47	1.85	403

13.17	0.84	7,900	2.06	2.20	2.05	2.19	0.11	119

13.06	36.47	10,493	2.05	2.20	2.04	2.19	0.11	182

10.41	(10.54)	31,859	2.33	2.56	2.00	2.23	1.54	511

12.13	2.27	62,647	2.37	2.62	1.97	2.22	1.20	551

12.11	7.39	85,585	2.22	2.43	2.01	2.22	1.11	403

ANNUAL REPORT	MARCH 31, 2022	15

Consolidated Statement of Assets and Liabilities PIMCO Global Core Asset Allocation Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$193,189
Investments in Affiliates	123,218

Financial Derivative Instruments
Exchange-traded or centrally cleared	1,082
Over the counter	2,899
Cash	1
Deposits with counterparty	16,996
Foreign currency, at value	7,334
Receivable for investments sold	212
Receivable for investments sold on a delayed-delivery basis	283
Receivable for TBA investments sold	15,450
Receivable for Fund shares sold	9
Interest and/or dividends receivable	1,133
Dividends receivable from Affiliates	213
Reimbursement receivable from PIMCO	39

Total Assets	362,058

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$10,150

Financial Derivative Instruments
Exchange-traded or centrally cleared	3,646
Over the counter	3,564
Payable for investments purchased	4,053
Payable for investments in Affiliates purchased	219
Payable for TBA investments purchased	4,975
Deposits from counterparty	1,668
Payable for Fund shares redeemed	152
Accrued investment advisory fees	259
Accrued supervisory and administrative fees	43
Accrued distribution fees	5
Accrued servicing fees	28
Other liabilities	7

Total Liabilities	28,769

Net Assets	$333,289

Net Assets Consist of:

Paid in capital	$402,313
Distributable earnings (accumulated loss)	(69,024)

Net Assets	$333,289

Cost of investments in securities	$193,387
Cost of investments in Affiliates	$126,264
Cost of foreign currency held	$7,324
Proceeds received on short sales	$10,290
Cost or premiums of financial derivative instruments, net	$(2,207)

* Includes repurchase agreements of:	$836

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2022

Net Assets:

Institutional Class	$163,073
I-2	36,705
Class A	125,611
Class C	7,900

Shares Issued and Outstanding:

Institutional Class	11,782
I-2	2,660
Class A	9,213
Class C	600

Net Asset Value Per Share Outstanding(a):

Institutional Class	$13.84
I-2	13.80
Class A	13.63
Class C	13.17

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2022	17

Consolidated Statement of Operations PIMCO Global Core Asset Allocation Fund

Year Ended March 31, 2022
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$4,083
Dividends, net of foreign taxes**	748
Dividends from Investments in Affiliates	2,924
Total Income	7,755

Expenses:

Investment advisory fees	3,310
Supervisory and administrative fees	547
Distribution and/or servicing fees - Class A	335
Distribution and/or servicing fees - Class C	93
Trustee fees	2
Interest expense	27
Total Expenses	4,314
Waiver and/or Reimbursement by PIMCO	(483)
Net Expenses	3,831

Net Investment Income (Loss)	3,924

Net Realized Gain (Loss):

Investments in securities	2,642
Investments in Affiliates	181
Net capital gain distributions received from Affiliate investments	46
Exchange-traded or centrally cleared financial derivative instruments	2,981
Over the counter financial derivative instruments	(15,190)
Short sales	(250)
Foreign currency	(565)

Net Realized Gain (Loss)	(10,155)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(2,992)
Investments in Affiliates	(3,563)
Exchange-traded or centrally cleared financial derivative instruments	13,493
Over the counter financial derivative instruments	6,432
Short sales	7
Foreign currency assets and liabilities	(9)

Net Change in Unrealized Appreciation (Depreciation)	13,368

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,137

* Foreign tax withholdings - Interest	$2

** Foreign tax withholdings - Dividends	$19

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Global Core Asset Allocation Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,924	$2,629
Net realized gain (loss)	(10,155)	91,849
Net change in unrealized appreciation (depreciation)	13,368	6,779

Net Increase (Decrease) in Net Assets Resulting from Operations	7,137	101,257

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(130)	(14,796)
I-2	(29)	(3,708)
Class A	(51)	(9,725)
Class C	(0)	(2,272)

Tax basis return of capital
Institutional Class	(118)	(0)
I-2	(26)	(0)
Class A	(46)	(0)
Class C	(0)	(0)

Total Distributions(a)	(400)	(30,501)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(24,642)	6,937

Total Increase (Decrease) in Net Assets	(17,905)	77,693

Net Assets:

Beginning of year	351,194	273,501
End of year	$333,289	$351,194

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2022	19

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 58.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$200	$203

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~		200	198

Carnival Corp.
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		399	391

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		299	296

Viad Corp.
5.500% (LIBOR03M + 5.000%) due 07/30/2028 «~		299	295

Total Loan Participations and Assignments (Cost $1,397)			1,383

CORPORATE BONDS & NOTES 6.4%

BANKING & FINANCE 2.9%

Avolon Holdings Funding Ltd.
4.250% due 04/15/2026		100	99

Barclays Bank PLC
7.625% due 11/21/2022 (j)		400	410

Barclays PLC
8.000% due 06/15/2024 •(h)(j)		700	741

Credit Suisse Group AG
5.250% due 02/11/2027 •(h)(j)		700	649

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		400	391

Ford Motor Credit Co. LLC
4.063% due 11/01/2024		200	200
4.389% due 01/08/2026		200	200
5.125% due 06/16/2025		1,000	1,021

Globalworth Real Estate Investments Ltd.
3.000% due 03/29/2025	EUR	1,400	1,573

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024 ^(b)		$700	137

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		400	394

New Metro Global Ltd.
6.500% due 05/20/2022		500	487

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026		$200	$179

Seazen Group Ltd.
6.000% due 08/12/2024		700	448

Societe Generale SA
5.375% due 11/18/2030 •(h)(j)		700	654

Sunac China Holdings Ltd.
8.350% due 04/19/2023		400	119

UniCredit SpA
7.500% due 06/03/2026 •(h)(j)	EUR	500	599
7.830% due 12/04/2023		$800	851

Ursa Re II Ltd.
4.258% (T-BILL 3MO + 3.750%) due 12/07/2027 ~		600	599

Yango Justice International Ltd.
7.500% due 04/15/2024 ^(b)		700	56

			9,807

INDUSTRIALS 2.9%

Air Canada
3.875% due 08/15/2026		100	94
4.625% due 08/15/2029	CAD	100	75

American Airlines Pass-Through Trust
3.575% due 07/15/2029		$295	281
3.700% due 04/01/2028		188	181

Berry Global, Inc.
4.875% due 07/15/2026		1,600	1,618

BRF GmbH
4.350% due 09/29/2026		1,000	975

Broadcom, Inc.
3.137% due 11/15/2035		521	460

Caesars Entertainment, Inc.
6.250% due 07/01/2025		200	207

Carnival Corp.
4.000% due 08/01/2028		400	373

DAE Funding LLC
1.625% due 02/15/2024		200	192

Energy Transfer LP
3.750% due 05/15/2030		900	887

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029		300	282
4.000% due 05/01/2031		300	284

Marriott International, Inc.
4.625% due 06/15/2030		100	104

Nissan Motor Co. Ltd.
4.345% due 09/17/2027		100	99
4.810% due 09/17/2030		800	795

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027		600	558

20	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RCS & RDS SA
3.250% due 02/05/2028	EUR	1,100	$1,118

Rolls-Royce PLC
5.750% due 10/15/2027	GBP	500	686

Univision Communications, Inc.
6.625% due 06/01/2027		$200	210

Wynn Las Vegas LLC
5.250% due 05/15/2027		200	194

			9,673

UTILITIES 0.6%

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024		1,500	1,506

Pacific Gas & Electric Co.
2.500% due 02/01/2031		600	518

			2,024

Total Corporate Bonds & Notes (Cost $24,549)			21,504

CONVERTIBLE BONDS & NOTES 0.2%

INDUSTRIALS 0.2%

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (a)		800	640

Total Convertible Bonds & Notes (Cost $784)			640

U.S. GOVERNMENT AGENCIES 1.2%

Freddie Mac
0.947% due 07/15/2041 •		538	544

Ginnie Mae
0.382% due 08/20/2068 •		448	438
0.950% due 09/20/2071 ~		2,970	3,028

Uniform Mortgage-Backed Security
4.000% due 10/01/2040		2	3

Total U.S. Government Agencies (Cost $4,030)			4,013

U.S. TREASURY OBLIGATIONS 3.7%

U.S. Treasury Bonds
1.375% due 11/15/2040 (m)(o)		2,700	2,209

U.S. Treasury Inflation Protected Securities (g)
0.125% due 07/15/2031 (m)(o)		1,468	1,563
0.125% due 01/15/2032		7,909	8,419

Total U.S. Treasury Obligations (Cost $12,727)			12,191

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 1.5%

Alliance Bancorp Trust
0.937% due 07/25/2037 •		$222	$206

Bear Stearns Adjustable Rate Mortgage Trust
2.594% due 08/25/2033 ~		39	38
2.947% due 07/25/2036 ^~		55	53
3.318% due 02/25/2036 ^~		36	36

Countrywide Alternative Loan Trust
0.617% due 09/25/2047 •		94	90
1.141% due 02/25/2036 ~		106	100

Countrywide Home Loan Mortgage Pass-Through Trust
1.097% due 03/25/2035 •		48	47
2.851% due 09/20/2036 ^~		63	60
6.000% due 04/25/2036		167	113

Hawksmoor Mortgages
1.240% due 05/25/2053 •	GBP	1,091	1,436

Impac CMB Trust
1.077% due 04/25/2035 •		$97	96
1.102% due 04/25/2035 •		126	123

Residential Accredit Loans, Inc. Trust
6.000% due 12/25/2036		47	44

Structured Adjustable Rate Mortgage Loan Trust
2.945% due 01/25/2035 ~		4	4

Structured Asset Mortgage Investments Trust
0.949% due 07/19/2035 •		18	18

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •	GBP	946	1,248

WaMu Mortgage Pass-Through Certificates Trust
1.117% due 01/25/2045 •		$1,270	1,269

Total Non-Agency Mortgage-Backed Securities (Cost $4,872)			4,981

ASSET-BACKED SECURITIES 9.9%

Aames Mortgage Investment Trust
0.937% due 04/25/2036 •		93	91

ACE Securities Corp. Home Equity Loan Trust
0.937% due 06/25/2036 •		130	111
1.357% due 08/25/2035 •		150	148
2.257% due 06/25/2034 •		32	31

Anchorage Capital CLO Ltd.
1.291% due 07/15/2030 •		1,000	1,000

Apex Credit CLO Ltd.
1.918% due 09/20/2029 ~		700	696

Apidos CLO
1.141% due 07/18/2029 •		700	694

Ares CLO Ltd.
1.111% due 01/15/2029 •		1,136	1,128

Argent Mortgage Loan Trust
0.937% due 05/25/2035 •		374	348

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	21

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities Trust
0.757% due 07/25/2036 •		$285	$267

ASSURANT CLO Ltd.
1.294% due 10/20/2031 •		600	596

Benefit Street Partners CLO Ltd.
1.191% due 10/15/2030 •		250	248
1.271% due 01/17/2032 •		100	99

Carlyle Global Market Strategies CLO Ltd.
1.409% due 08/14/2030 •		1,200	1,200

Catamaran CLO Ltd.
1.359% due 04/22/2030 •		597	595

CIFC Funding Ltd.
1.209% due 10/24/2030 •		400	398

CIT Mortgage Loan Trust
1.807% due 10/25/2037 •		604	605

Citigroup Mortgage Loan Trust, Inc.
0.892% due 11/25/2036 •		74	73

Countrywide Asset-Backed Certificates
0.597% due 05/25/2035 •		36	36
0.707% due 03/25/2037 •		600	580

Crestline Denali CLO Ltd.
1.399% due 10/23/2031 •		400	395

Dryden Senior Loan Fund
1.497% due 01/17/2033 •		300	298

Elevation CLO Ltd.
1.208% due 10/25/2030 •		850	843

First Franklin Mortgage Loan Trust
1.162% due 11/25/2036 •		1,200	1,174

Fremont Home Loan Trust
0.592% due 10/25/2036 •		535	505

Gallatin CLO Ltd.
1.177% due 07/15/2031 •		300	298

GoldenTree Loan Management U.S. CLO Ltd.
1.164% due 11/20/2030 •		850	841

KKR CLO Ltd.
1.181% due 07/18/2030 •		250	250

LCM LP
1.118% due 07/19/2027 ~		982	976

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		415	300

Long Beach Mortgage Loan Trust
1.057% due 01/25/2036 •		1,289	1,237

Madison Park Funding Ltd.
1.244% due 04/20/2032 •		250	247

Magnetite Ltd.
1.386% due 11/15/2028 •		845	839

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	173	191

Oaktree CLO Ltd.
1.369% due 04/22/2030 •		$250	249
1.374% due 10/20/2032 •		250	248

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OCP Euro CLO DAC
0.880% due 09/22/2034 •	EUR	500	$547

Octagon Investment Partners Ltd.
1.395% due 02/14/2031 •		$300	297

OSD CLO Ltd.
1.835% due 04/17/2031 •		500	494

OZLM Ltd.
1.221% due 10/17/2029 •		397	396
1.354% due 10/20/2031 •		250	246
1.414% due 07/20/2032 •		400	398
1.549% due 10/30/2030 •		297	297

Palmer Square CLO Ltd.
1.248% due 10/17/2031 •		100	98

Palmer Square European Loan Funding DAC
0.780% due 04/15/2031 •	EUR	400	442

Palmer Square Loan Funding Ltd.
0.928% due 10/15/2029 •		$2,200	2,181
1.054% due 07/20/2029 •		1,315	1,312

Popular ABS Mortgage Pass-Through Trust
0.787% due 07/25/2036 •		120	117

Rad CLO Ltd.
1.379% due 07/24/2032 •		600	595

Saranac CLO Ltd.
1.646% due 08/13/2031 •		400	399

Segovia European CLO DAC
0.880% due 07/20/2032 •	EUR	300	329

Sound Point CLO Ltd.
1.234% due 10/20/2030 •		$900	893
1.238% due 07/25/2030 •		388	389
1.464% due 07/20/2032 •		500	498

Stratus CLO Ltd.
1.043% due 12/29/2029 •		400	397

Structured Asset Securities Corp. Mortgage Loan Trust
1.027% due 10/25/2036 •		72	71
1.252% due 02/25/2036 •		100	96

Symphony Static CLO Ltd.
0.959% due 10/25/2029 •		250	248

TCI-Symphony CLO Ltd.
1.264% due 10/13/2032 •		500	496

TCW CLO Ltd.
1.228% due 04/25/2031 •		500	495

THL Credit Wind River Clo Ltd.
1.321% due 04/15/2031 •		600	596

TICP CLO Ltd.
1.094% due 04/20/2028 •		119	119

Venture CLO Ltd.
1.121% due 07/15/2027 •		88	88
1.244% due 07/20/2030 •		500	500
1.459% due 07/30/2032 •		1,000	994

Vibrant CLO Ltd.
1.374% due 07/20/2032 •		300	298
1.878% due 06/20/2029 •		206	206

22	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Voya CLO Ltd.
1.241% due 10/15/2030 •		$250	$247

Wellfleet CLO Ltd.
1.144% due 07/20/2029 •		358	357

Total Asset-Backed Securities (Cost $32,711)			32,971

SOVEREIGN ISSUES 12.3%

Argentina Government International Bond
0.500% due 07/09/2030 þ		368	112
1.125% due 07/09/2035 þ		242	70
1.400% due 03/25/2023 (g)	ARS	453	2
1.450% due 08/13/2023 (g)		15,833	84
15.500% due 10/17/2026		1,490	3
39.551% (BADLARPP + 2.000%) due 04/03/2022 ~		4,288	22
40.178% (BADLARPP) due 10/04/2022 ~		2,500	4

Bonos de la Tesoreria de la Republica en pesos
4.700% due 09/01/2030	CLP	1,960,000	2,260

China Government International Bond
2.850% due 06/04/2027	CNY	52,800	8,401
3.280% due 12/03/2027		18,300	2,976

Israel Government International Bond
0.750% due 07/31/2022	ILS	1,700	534

Japan Government International Bond
0.100% due 09/20/2031	JPY	1,110,000	9,029

Peru Government International Bond
1.862% due 12/01/2032		$900	771
5.400% due 08/12/2034	PEN	5,900	1,410

Provincia de Buenos Aires
42.033% due 04/12/2025	ARS	1,150	6

Qatar Government International Bond
3.875% due 04/23/2023		$1,000	1,019

Saudi Government International Bond
4.000% due 04/17/2025		1,580	1,641

South Africa Government International Bond
8.000% due 01/31/2030	ZAR	22,900	1,433
10.500% due 12/21/2026		132,500	9,896

United Kingdom Gilt
0.625% due 10/22/2050	GBP	1,200	1,178

Total Sovereign Issues (Cost $41,625)			40,851

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 8.2%

COMMUNICATION SERVICES 0.8%

Activision Blizzard, Inc.	19,753	$1,583

TEGNA, Inc.	58,130	1,302

		2,885

ENERGY 0.4%

Renewable Energy Group, Inc. (c)	21,765	1,320

FINANCIALS 0.4%

First Horizon Corp.	55,729	1,309

HEALTH CARE 1.9%

AbbVie, Inc.	1,058	172

Anthem, Inc.	861	423

Change Healthcare, Inc. (c)	55,665	1,213

Cigna Corp.	413	99

Exact Sciences Corp. (c)	1,124	79

Exelixis, Inc. (c)	9,730	221

Halozyme Therapeutics, Inc. (c)	4,622	184

Hologic, Inc. (c)	2,946	226

Humana, Inc.	1,057	460

Incyte Corp. (c)	3,602	286

LHC Group, Inc. (c)	8,007	1,350

Neurocrine Biosciences, Inc. (c)	1,220	114

Regeneron Pharmaceuticals, Inc. (c)	860	601

Seagen, Inc. (c)	777	112

United Therapeutics Corp. (c)	860	154

Vertex Pharmaceuticals, Inc. (c)	2,170	566

		6,260

INDUSTRIALS 1.7%

ABB Ltd.	9,686	316

AMETEK, Inc.	4,251	566

Caterpillar, Inc.	2,732	609

Deere & Co.	807	335

Eaton Corp. PLC	3,562	541

Emerson Electric Co.	5,670	556

FANUC Corp.	2,262	402

GXO Logistics, Inc. (c)	6,200	442

Komatsu Ltd.	21,631	523

Kubota Corp.	24,764	468

MasTec, Inc. (c)	6,218	542

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	23

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Mueller Water Products, Inc. ‘A’	35,370	$457

		5,757

INFORMATION TECHNOLOGY 2.0%

Applied Materials, Inc.	2,552	336

Arista Networks, Inc. (c)	3,142	437

Automatic Data Processing, Inc.	899	205

BE Semiconductor Industries NV	3,000	258

Flex Ltd. (c)	29,714	551

Intel Corp.	5,583	277

IPG Photonics Corp. (c)	700	77

Lam Research Corp.	614	330

Marvell Technology, Inc.	3,325	239

NetApp, Inc.	4,574	380

Rogers Corp. (c)	5,338	1,450

Skyworks Solutions, Inc.	1,525	203

Teradyne, Inc.	2,235	264

Vonage Holdings Corp. (c)	70,397	1,428

Zebra Technologies Corp. ‘A’ (c)	300	124

		6,559

MATERIALS 0.6%

Freeport-McMoRan, Inc.	6,871	342

GCP Applied Technologies, Inc. (c)	45,175	1,420

Lundin Mining Corp.	23,912	242

		2,004

UTILITIES 0.4%

PNM Resources, Inc.	25,926	1,236

Total Common Stocks (Cost $28,028)		27,330

PREFERRED SECURITIES 0.3%

FINANCIALS 0.3%

Bank of America Corp.
5.875% due 03/15/2028 •(h)	290,000	293

Nationwide Building Society
10.250% ~	3,636	822

Total Preferred Securities (Cost $998)		1,115

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 5.6%

REAL ESTATE 5.6%

Agree Realty Corp.		14,473	$960

American Campus Communities, Inc.		8,035	450

American Tower Corp.		4,801	1,206

Apartment Income REIT Corp.		21,788	1,165

Duke Realty Corp.		31,177	1,810

Equinix, Inc.		692	513

Equity LifeStyle Properties, Inc.		10,659	815

Equity Residential		13,954	1,255

First Industrial Realty Trust, Inc.		17,467	1,081

Gaming & Leisure Properties, Inc.		16,967	796

Host Hotels & Resorts, Inc.		47,599	925

Invitation Homes, Inc.		36,761	1,477

Life Storage, Inc.		3,658	514

Medical Properties Trust, Inc.		35,947	760

MGM Growth Properties LLC		38,128	1,476

SBA Communications Corp.		4,122	1,418

Simon Property Group, Inc.		7,993	1,052

Sun Communities, Inc.		4,891	857

Total Real Estate Investment Trusts (Cost $13,754)			18,530

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.3%

REPURCHASE AGREEMENTS (k) 0.3%
			836

ISRAEL TREASURY BILLS 0.4%
(0.002)% due 06/08/2022 - 12/07/2022 (d)(e)	ILS	4,300	1,346

JAPAN TREASURY BILLS 1.4%
(0.091)% due 05/23/2022 (e)(f)	JPY	575,000	4,724

U.S. TREASURY BILLS 5.3%
0.292% due 04/14/2022 - 06/30/2022 (d)(e)		$17,800	17,791

24	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 0.9%
0.546% due 06/14/2022 - 07/26/2022 (d)(e)(o)	$2,987	$2,983

Total Short-Term Instruments (Cost $27,912)		27,680

Total Investments in Securities (Cost $193,387)		193,189

	SHARES
INVESTMENTS IN AFFILIATES 36.9%

MUTUAL FUNDS (i) 16.2%

PIMCO Investment Grade Credit Bond Fund	674,548	6,577

PIMCO Mortgage Opportunities and Bond Fund	4,532,153	47,587

Total Mutual Funds (Cost $56,649)		54,164

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 20.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 20.7%

PIMCO Short Asset Portfolio (i)	3,540,691	$34,904

PIMCO Short-Term Floating NAV Portfolio III	3,516,939	34,150

Total Short-Term Instruments (Cost $69,615)		69,054

Total Investments in Affiliates (Cost $126,264)		123,218

Total Investments 94.9% (Cost $319,651)		$316,407

Financial Derivative Instruments (l)(n) (1.0)% (Cost or Premiums, net $(2,207))		(3,229)

Other Assets and Liabilities, net 6.1%		20,111

Net Assets 100.0%		$333,289

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Institutional Class Shares of each Fund.
(j)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	25

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$549	U.S. Treasury Bills 0.000% due 08/04/2022	$(560)	$549	$549
SSB	0.010	03/31/2022	04/01/2022	287	U.S. Treasury Notes 1.875% due 06/30/2026(2)	(293)	287	287

Total Repurchase Agreements						$(853)	$836	$836

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (3.0)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2052	$5,600	$(5,326)	$(5,199)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052	5,200	(4,964)	(4,951)

Total Short Sales (3.0)%				$(10,290)	$(10,150)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$549	$0	$0	$549	$(560)	$(11)
SSB	287	0	0	287	(293)	(6)

Total Borrowings and Other Financing Transactions	$836	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(155) at a weighted average interest rate of 0.004%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

26	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2022

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2022 Futures	$124.000	04/22/2022	10	$10	$(3)	$(16)
Call - CBOT U.S. Treasury 10-Year Note May 2022 Futures	128.000	04/22/2022	10	10	(4)	0

Total Written Options					$(7)	$(16)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note June Futures	06/2022	34	$2,796	$(49)	$12	$0
Australia Government 10-Year Bond June Futures	06/2022	5	474	(20)	4	(2)
Brent Crude December Futures	10/2022	2	191	1	0	(6)
Canada Government 10-Year Bond June Futures	06/2022	12	1,253	(50)	6	0
Cocoa July Futures	07/2022	2	54	2	0	0
Corn September Futures	09/2022	5	174	9	6	0
Cotton No. 2 December Futures	12/2022	2	111	4	0	(1)
DAX Index June Futures	06/2022	9	3,592	110	0	(95)
E-mini NASDAQ 100 Index June Futures	06/2022	3	892	27	0	(12)
E-mini S&P 500 Index June Futures	06/2022	567	128,447	9,129	0	(1,850)
Euro STOXX 600 June Futures	06/2022	1,026	25,504	1,258	0	(293)
Euro-BTP Italy Government Bond June Futures	06/2022	20	3,060	(62)	26	(2)
Euro-Bund 10-Year Bond June Futures	06/2022	41	7,196	9	68	(30)
Euro-Buxl 30-Year Bond June Futures	06/2022	4	824	(70)	13	(1)
FTSE 100 Index June Futures	06/2022	7	688	32	3	(3)
FTSE/MIB Index June Futures	06/2022	1	135	9	0	(2)
Gas Oil September Futures	09/2022	1	90	9	0	(1)
Hang Seng Index April Futures	04/2022	2	281	5	3	(2)
Hard Red Winter Wheat September Futures	09/2022	1	51	1	0	(1)
IBEX 35 Index April Futures	04/2022	1	93	2	0	(2)
Iron Ore July Futures	07/2022	6	96	5	0	0
Live Cattle June Futures	06/2022	2	110	(2)	0	(1)
Mini MSCI Emerging Markets Index June Futures	06/2022	457	25,718	1,695	0	(391)
Natural Gas July Futures	06/2022	3	173	8	1	0
Natural Gas September Futures	08/2022	2	115	18	1	0
New York Harbor September Futures	08/2022	1	126	18	0	(4)
Nikkei 225 Yen-denominated June Futures	06/2022	86	9,726	971	0	(284)
RBOB Gasoline September Futures	08/2022	2	241	15	0	(10)
S&P/Toronto Stock Exchange 60 June Futures	06/2022	34	7,164	143	0	(66)
Soybean July Futures	07/2022	2	160	(5)	0	(4)
Soybean Meal December Futures	12/2022	2	82	(2)	0	(2)
Soybean Meal July Futures	07/2022	9	413	(5)	0	(7)
Soybean November Futures	11/2022	2	142	(5)	0	(5)
Soybean Oil December Futures	12/2022	2	76	(1)	0	(2)
SPI 200 Index June Futures	06/2022	55	7,695	386	38	(5)
Topix Index June Futures	06/2022	13	2,079	155	7	(23)
U.S. Treasury 2-Year Note June Futures	06/2022	128	27,126	(300)	19	0
U.S. Treasury 10-Year Note June Futures	06/2022	211	25,927	(30)	53	0
U.S. Treasury 30-Year Bond June Futures	06/2022	4	600	(18)	2	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	51	9,033	(354)	54	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	27

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
United Kingdom Long Gilt June Futures	06/2022	11	1,752	$7	$6	$(6)
Wheat September Futures	09/2022	1	49	(2)	0	(1)
WTI Crude December Futures	11/2022	9	806	(11)	0	(11)
WTI Crude December Futures	11/2023	8	649	(16)	0	(5)
WTI Crude September Futures	08/2022	2	187	3	0	(10)
Zinc July Futures	07/2022	1	104	9	9	0

				$13,038	$331	$(3,140)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum July Futures	07/2022	1	$(87)	$0	$0	$0
Arabica Coffee July Futures	07/2022	3	(255)	(11)	0	(5)
CAC 40 Index April Futures	04/2022	1	(74)	(3)	1	0
Call Options Strike @ EUR 133.000 on Euro-Bobl Bond June 2022 Futures (1)	05/2022	12	(1)	4	0	0
Cocoa September Futures	09/2022	3	(81)	(2)	0	0
Corn July Futures	07/2022	16	(586)	(22)	0	(11)
Euro-Bobl June Futures	06/2022	10	(1,426)	30	4	(9)
Euro-OAT France Government 10-Year Bond June Futures	06/2022	25	(4,190)	114	7	(40)
Gold 100 oz. June Futures	06/2022	24	(4,690)	(46)	0	(36)
Hard Red Winter Wheat July Futures	07/2022	2	(103)	2	2	0
Lead July Futures	07/2022	2	(121)	(3)	0	(4)
Lean Hogs June Futures	06/2022	4	(193)	(10)	6	0
OMX Stockholm 30 Index April Futures	04/2022	1	(22)	0	1	0
Put Options Strike @ EUR 129.000 on Euro-Bobl Bond June 2022 Futures (1)	05/2022	12	(14)	(9)	6	(3)
Silver July Futures	07/2022	1	(126)	(3)	0	0
Soybean Oil July Futures	07/2022	2	(82)	3	2	0
Sugar No. 11 July Futures	06/2022	6	(130)	(4)	0	0
Sugar No. 11 Octomber Futures	09/2022	4	(87)	(7)	0	0
U.S. Treasury 5-Year Note June Futures	06/2022	571	(65,487)	1,626	0	(80)
Wheat July Futures	07/2022	5	(251)	5	5	0

				$1,664	$34	$(188)

Total Futures Contracts				$14,702	$365	$(3,328)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
General Motors Co.	5.000%	Quarterly	12/20/2026	1.638%	$500	$94	$(20)	$74	$1	$0

28	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2022

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
iTraxx Crossover 36 5-Year Index	(5.000)%	Quarterly	12/20/2026	EUR	100	$(15)	$6	$(9)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-38 5-Year Index	1.000%	Quarterly	06/20/2027	$	2,000	$29	$4	$33	$0	$0
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026	EUR	200	6	(3)	3	0	0

						$35	$1	$36	$0	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/21/2027	GBP	500	$(44)	$0	$(44)	$0	$(3)
Receive	1-Day INR-MIBOR Compounded-OIS	5.270	Semi-Annual	03/17/2026	INR	308,200	44	(111)	(67)	7	0
Pay	1-Day INR-MIBOR Compounded-OIS	5.260	Semi-Annual	09/15/2026		267,600	2	66	68	0	(7)
Pay	1-Day INR-MIBOR Compounded-OIS	5.260	Semi-Annual	09/15/2026		267,600	(22)	(60)	(82)	4	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2026	JPY	441,000	(21)	2	(19)	2	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		220,000	47	(6)	41	0	(5)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Annual	12/15/2044		353,000	9	(166)	(157)	101	0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	12/15/2026	SGD	5,100	(5)	(133)	(138)	16	0
Pay	1-Day USD-SOFR Compounded-OIS	0.250	Annual	03/16/2024	$	13,500	(168)	(351)	(519)	5	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	03/16/2027		6,200	55	304	359	0	(1)
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		14,600	(104)	(799)	(903)	3	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		2,500	12	197	209	0	(8)
Pay	1-Year BRL-CDI	11.670	Maturity	01/02/2025	BRL	12,700	0	15	15	4	0
Receive	1-Year BRL-CDI	11.470	Maturity	01/04/2027		8,800	0	(18)	(18)	0	(5)
Receive	1-Year BRL-CDI	11.575	Maturity	01/04/2027		3,700	(5)	(7)	(12)	0	(2)
Pay	1-Year BRL-CDI	11.960	Maturity	01/04/2027		9,800	0	46	46	5	0
Pay	1-Year BRL-CDI	12.100	Maturity	01/04/2027		9,600	0	52	52	5	0
Pay(7)	3-Month CAD-Bank Bill	2.250	Semi-Annual	09/21/2052	CAD	900	(101)	4	(97)	7	0
Receive	3-Month CNY-CNREPOFIX	2.500	Quarterly	12/15/2026	CNY	10,900	(15)	10	(5)	2	0
Receive	3-Month COP-IBR Compounded-OIS	4.680	Quarterly	11/26/2025	COP	21,800,000	0	635	635	0	(45)
Pay	3-Month COP-IBR Compounded-OIS	5.720	Quarterly	11/26/2025		11,300,000	0	(227)	(227)	24	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	29

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month COP-IBR Compounded-OIS	5.940%	Quarterly	11/26/2025	COP	13,800,000	$0	$250	$250	$0	$(30)
Pay	3-Month COP-IBR Compounded-OIS	8.275	Quarterly	11/26/2025		28,233,200	0	50	50	64	0
Receive	3-Month COP-IBR Compounded-OIS	4.920	Quarterly	08/26/2026		9,600,000	0	299	299	0	(21)
Pay	3-Month COP-IBR Compounded-OIS	5.925	Quarterly	08/26/2026		9,400,000	0	(197)	(197)	21	0
Receive	3-Month COP-IBR Compounded-OIS	7.215	Quarterly	02/09/2027		7,101,800	44	10	54	0	(17)
Pay	3-Month ILS-TELBOR	1.215	Annual	02/11/2027	ILS	13,200	0	(113)	(113)	17	0
Pay	3-Month KRW-KORIBOR	0.939	Quarterly	12/16/2025	KRW	3,002,800	(32)	(127)	(159)	0	(2)
Pay	3-Month KRW-KORIBOR	0.939	Quarterly	12/16/2025		3,002,800	60	99	159	2	0
Pay	3-Month KRW-KORIBOR	2.500	Quarterly	03/16/2027		962,400	4	(12)	(8)	0	(1)
Pay	3-Month KRW-KORIBOR	1.268	Quarterly	03/17/2031		1,951,100	(25)	(162)	(187)	0	(6)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025	$	4,100	(192)	353	161	1	0
Pay	3-Month ZAR-JIBAR	6.690	Quarterly	11/04/2026	ZAR	41,200	9	(16)	(7)	15	0
Receive	3-Month ZAR-JIBAR	6.540	Quarterly	01/04/2027		61,800	73	(37)	36	0	(23)
Receive	6-Month CLP-CHILIBOR	3.860	Semi-Annual	08/26/2026	CLP	2,173,900	189	76	265	0	(15)
Receive	6-Month CLP-CHILIBOR	5.850	Semi-Annual	01/14/2027		2,935,400	0	56	56	0	(25)
Pay	6-Month CLP-CHILIBOR	5.750	Semi-Annual	01/31/2027		42,800	0	(1)	(1)	0	0
Pay	6-Month CLP-CHILIBOR	5.770	Semi-Annual	01/31/2027		14,000	0	0	0	0	0
Pay	6-Month CLP-CHILIBOR	5.830	Semi-Annual	01/31/2027		142,900	0	(3)	(3)	1	0
Pay	6-Month CLP-CHILIBOR	5.850	Semi-Annual	01/31/2027		85,600	0	(2)	(2)	1	0
Pay	6-Month CLP-CHILIBOR	5.900	Semi-Annual	01/31/2027		71,500	0	(1)	(1)	1	0
Pay	6-Month CLP-CHILIBOR	5.908	Semi-Annual	01/31/2027		128,600	0	(2)	(2)	1	0
Pay	6-Month CLP-CHILIBOR	6.000	Semi-Annual	01/31/2027		28,600	0	0	0	0	0
Pay	6-Month CLP-CHILIBOR	5.675	Semi-Annual	02/01/2027		260,000	0	(8)	(8)	2	0
Pay	6-Month CLP-CHILIBOR	5.517	Semi-Annual	02/02/2027		141,100	0	(6)	(6)	1	0
Pay	6-Month CLP-CHILIBOR	5.570	Semi-Annual	02/02/2027		112,000	0	(4)	(4)	1	0
Pay	6-Month CLP-CHILIBOR	5.600	Semi-Annual	02/03/2027		199,100	0	(7)	(7)	1	0
Pay	6-Month CLP-CHILIBOR	6.000	Semi-Annual	02/10/2027		205,300	0	(3)	(3)	2	0
Receive	6-Month CLP-CHILIBOR	6.045	Semi-Annual	02/11/2027		1,075,200	0	11	11	0	(8)
Pay	6-Month CLP-CHILIBOR	6.230	Semi-Annual	02/22/2027		1,881,200	0	(1)	(1)	13	0
Pay	6-Month CLP-CHILIBOR	6.205	Semi-Annual	03/03/2027		2,956,300	0	(8)	(8)	19	0
Pay	6-Month CLP-CHILIBOR	6.270	Semi-Annual	03/07/2027		1,597,800	0	1	1	10	0
Pay	6-Month CLP-CHILIBOR	6.280	Semi-Annual	03/07/2027		1,501,900	0	2	2	9	0
Receive	6-Month CLP-CHILIBOR	5.930	Semi-Annual	02/22/2032		1,073,500	0	6	6	0	(7)
Receive	6-Month CZK-PRIBOR	2.015	Annual	08/10/2026	CZK	145,000	338	266	604	3	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2027	EUR	700	(55)	2	(53)	3	0
Pay	6-Month EUR-EURIBOR	0.081	Annual	02/15/2031		7,200	(447)	(276)	(723)	43	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		6,100	(602)	(65)	(667)	43	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		1,600	(243)	1	(242)	16	0
Receive	6-Month HUF-BBR	3.700	Annual	11/08/2026	HUF	1,452,400	178	274	452	0	(23)
Pay	6-Month HUF-BBR	6.280	Annual	03/18/2027		804,200	(52)	28	(24)	27	0
Receive	6-Month PLN-WIBOR	2.983	Annual	11/08/2026	PLN	16,700	173	151	324	2	0
Pay	6-Month PLN-WIBOR	4.135	Annual	02/08/2027		9,200	(64)	(22)	(86)	0	0
Pay	28-Day MXN-TIIE	6.810	Lunar	09/18/2026	MXN	14,500	(20)	(22)	(42)	2	0
Pay	28-Day MXN-TIIE	8.380	Lunar	03/25/2027		36,100	0	6	6	6	0
Pay(7)	28-Day MXN-TIIE	8.270	Lunar	03/26/2027		39,400	0	(2)	(2)	0	(2)

							$(980)	$297	$(683)	$512	$(256)

Total Swap Agreements							$(866)	$284	$(582)	$513	$(256)

30	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)		Total	Market Value	Variation Margin Liability(8)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$569	$513	$1,082	$(16)	$(3,374)	$(256)	$(3,646)

(m)	Securities with an aggregate market value of $2,063 and cash of $16,996 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $204 and liability of $(46) for closed futures is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2022		AUD	6,054	$		4,531	$1	$0
	04/2022		DKK	12,604			1,991	116	0
	04/2022	$		1,751		AUD	2,384	35	(2)
	04/2022			1,938		CAD	2,486	51	0
	04/2022			375		GBP	285	0	(1)
	04/2022			387		HUF	132,215	11	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	31

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	04/2022	$	10		MXN	207	$0	$0
	04/2022		1,005		NZD	1,445	0	(4)
	04/2022		659		PEN	2,453	6	0
	04/2022	ZAR	1,569	$		106	0	(1)
	05/2022	PHP	21,222			401	0	(8)
	05/2022	TWD	3,976			140	1	0
	05/2022	$	4,532		AUD	6,054	0	(1)
	05/2022		1,601		CLP	1,314,637	55	0
	05/2022		475		CNH	3,026	0	0
	05/2022		11		CNY	72	0	0
	05/2022		416		ZAR	6,457	24	0
	06/2022		2,131		HKD	16,650	0	(3)
	06/2022		1,178		MXN	24,766	52	0
	06/2022	ZAR	2,066	$		135	0	(5)
	07/2022	MXN	207			10	0	0
	08/2022	PEN	19,358			4,914	0	(290)
	09/2022	$	4,186		PEN	16,170	146	0
	11/2022	ZAR	7,530	$		474	0	(28)
	12/2022	PEN	2,453			642	0	(9)
BPS	04/2022	BRL	2,017			426	2	0
	04/2022	CAD	901			722	1	0
	04/2022	CHF	397			429	0	(1)
	04/2022	EUR	1,761			1,909	0	(39)
	04/2022	NZD	1,565			1,059	0	(25)
	04/2022	$	2,120		AUD	2,820	0	(9)
	04/2022		397		BRL	2,016	27	0
	04/2022		7,926		DKK	53,355	18	(9)
	04/2022		594		EUR	533	0	(4)
	04/2022		9		HUF	3,075	0	0
	04/2022		1,870		JPY	226,300	1	(12)
	04/2022		796		NZD	1,167	13	0
	04/2022		515		SEK	4,925	9	0
	05/2022	COP	28,661,255	$		7,282	0	(270)
	05/2022	TWD	550			19	0	0
	05/2022	$	72		TWD	2,024	0	(1)
	05/2022	ZAR	15,960	$		996	0	(91)
	06/2022	CLP	1,762,149			2,152	0	(61)
	06/2022	$	108		CZK	2,475	3	0
	06/2022		110		ILS	359	2	0
	06/2022		256		SGD	349	2	0
	06/2022	ZAR	6,358	$		410	0	(21)
	07/2022	MXN	50,664			2,422	0	(86)
	08/2022	$	1,611		MXN	35,384	127	0
	08/2022	ZAR	25,441	$		1,593	0	(119)
	09/2022	TWD	2,005			72	2	0
	10/2022	PEN	7,971			1,953	0	(176)
	11/2022	ZAR	15,157			946	0	(64)
BRC	04/2022	$	1,172		JPY	135,300	0	(60)
	05/2022	JPY	575,000	$		4,983	254	0
	11/2022	ZAR	4,980			310	0	(22)
BSH	05/2022	CLP	894,663			1,100	0	(27)
CBK	04/2022	BRL	1,921			405	2	0
	04/2022	DKK	6,369			1,003	55	0
	04/2022	PEN	2,453			611	0	(54)
	04/2022	$	400		BRL	1,921	3	0
	04/2022		379		DKK	2,430	0	(17)
	04/2022		781		MXN	16,950	69	0
	05/2022	BRL	1,921	$		397	0	(3)
	05/2022	$	397		CLP	326,533	14	0
	05/2022		131		INR	10,023	0	0

32	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	05/2022		ZAR	7,125	$	439	$0	$(46)
	06/2022		CZK	1,409		61	0	(2)
	06/2022		ILS	2,787		860	0	(15)
	06/2022		MXN	25,252		1,196	0	(57)
	06/2022		$	6,194	COP	24,009,378	106	0
	06/2022			43	ILS	142	1	0
	06/2022		ZAR	11,933	$	816	7	0
	08/2022		ILS	1,764		544	0	(11)
	08/2022		PEN	2,716		718	0	(11)
	10/2022		ILS	100		32	0	0
	11/2022		$	2,520	PEN	10,004	144	0
	12/2022		ILS	1,200	$	386	6	0
DUB	04/2022		DKK	467		69	0	(1)
	04/2022	«	RUB	5,462		47	0	(17)
	06/2022		PLN	167		37	0	(3)
	07/2022		$	69	DKK	465	1	0
GLM	04/2022		BRL	4,070	$	823	0	(32)
	04/2022		MXN	8,033		401	0	(2)
	04/2022	«	RUB	400		3	0	(2)
	04/2022		$	797	BRL	4,070	58	0
	04/2022			9	HUF	3,244	1	0
	04/2022			388	MXN	7,882	7	0
	04/2022	«		76	RUB	5,870	0	(7)
	05/2022		INR	39,244	$	508	0	(5)
	05/2022		KRW	752,155		611	0	(8)
	05/2022		TWD	360		13	0	0
	05/2022		$	415	CLP	329,417	0	0
	06/2022		MXN	15,647	$	750	0	(27)
	06/2022		THB	8		0	0	0
	06/2022		$	189	MYR	797	0	(1)
	06/2022		ZAR	4,244	$	277	0	(11)
	11/2022			7,974		497	0	(35)
HUS	04/2022		AUD	795		598	3	0
	04/2022		EUR	1,204		1,324	0	(8)
	04/2022		GBP	979		1,291	6	(1)
	04/2022		MXN	8,617		424	0	(10)
	04/2022		$	652	AUD	894	17	0
	04/2022			370	CAD	467	4	0
	04/2022			1,845	CHF	1,694	2	(14)
	04/2022			359	DKK	2,300	0	(17)
	04/2022			2,879	EUR	2,608	7	0
	04/2022			489	GBP	371	0	(2)
	04/2022			378	NZD	544	0	(1)
JPM	04/2022		MXN	207	$	10	0	0
	04/2022		NZD	579		402	0	0
	04/2022		$	18	HUF	6,234	0	0
	05/2022		CNH	6,043	$	950	2	0
	05/2022		INR	34,782		450	0	(5)
	05/2022		MXN	1,424		69	0	(3)
	05/2022		PHP	33,687		638	0	(11)
	05/2022		$	6,596	CNH	42,258	36	0
	05/2022			85	TWD	2,397	0	(2)
	06/2022		CZK	1,816	$	79	0	(3)
	06/2022		$	149	THB	4,954	0	0
	09/2022		TWD	2,374	$	85	2	0
	12/2022		ILS	200		65	2	0
MBC	04/2022		BRL	2,028		397	0	(27)
	05/2022		CNH	3,896		613	2	0
	05/2022		INR	19,446		251	0	(3)
	05/2022		TWD	17,310		607	2	(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	33

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2022	$	131	KRW	158,655	$0	$0
	06/2022		15	PLN	63	0	0
MYI	04/2022	BRL	7,354	$	1,509	0	(36)
	04/2022	DKK	38,403		6,053	343	(1)
	04/2022	EUR	19,567		21,789	143	0
	04/2022	GBP	300		396	2	0
	04/2022	SEK	1,175		121	0	(4)
	04/2022	$	1,527	BRL	7,354	24	(6)
	04/2022		1,124	ZAR	16,722	18	0
	04/2022	ZAR	33,041	$	2,177	0	(79)
	05/2022	TWD	1,074		38	1	0
	05/2022	$	1,497	BRL	7,354	35	0
	05/2022		21,808	EUR	19,567	0	(143)
	06/2022	ILS	187	$	58	0	0
	06/2022	$	179	SGD	244	1	0
	07/2022		112	DKK	757	1	0
	09/2022		27	TWD	765	0	0
RBC	04/2022		392	HUF	130,684	0	0
	06/2022	HKD	8,158	$	1,043	1	0
	06/2022	ZAR	6,081		395	0	(17)
SCX	04/2022	GBP	4,659		6,253	133	0
	04/2022	JPY	94,400		817	42	0
	04/2022	$	21,809	EUR	19,391	0	(357)
	05/2022	CNH	3,887	$	611	1	0
	05/2022	CNY	110,502		17,375	26	0
	05/2022	GBP	5,282		6,953	16	0
	05/2022	INR	27,218		351	0	(5)
	05/2022	PHP	9,392		179	0	(2)
	05/2022	$	905	ZAR	13,495	13	0
	05/2022	ZAR	13,648	$	846	0	(84)
	06/2022	$	175	SGD	238	1	0
	06/2022	ZAR	33,164	$	2,181	0	(68)
	08/2022		5,884		382	0	(14)
SOG	04/2022	$	396	ZAR	5,964	12	0
	06/2022	CZK	2,575	$	108	0	(8)
	06/2022	PLN	137		31	0	(1)
SSB	05/2022	$	171	TWD	4,789	0	(4)
	06/2022	COP	819,520	$	208	0	(7)
TOR	04/2022	CAD	9,378		7,508	7	0
	04/2022	$	3,569	AUD	4,974	152	0
	04/2022		5,788	CAD	7,340	83	0
	05/2022		7,508		9,380	0	(7)
UAG	04/2022	AUD	5,018	$	3,770	16	0
	04/2022	BRL	2,019		426	2	0
	04/2022	NZD	586		396	0	(10)
	04/2022	$	397	BRL	2,019	27	0
	05/2022		3,772	AUD	5,018	0	(15)
	06/2022		776	MXN	16,496	43	0
	06/2022		5	PLN	19	0	0
	06/2022	ZAR	1,343	$	86	0	(5)
	11/2022		17,630		1,124	0	(52)

Total Forward Foreign Currency Contracts						$2,661	$(2,849)

34	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2022

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.385%	06/06/2022	2,200	$23	$17

Total Purchased Options							$23	$17

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	6,400	$(308)	$(121)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	$98.516	06/06/2022	4,000	$(22)	$(18)

Total Written Options					$(330)	$(139)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$1,600	$(48)	$57	$9	$0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	8,388	(533)	583	50	0
MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	7,100	(235)	278	43	0
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	2,800	(81)	98	17	0

						$(897)	$1,016	$119	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month MYR-KLIBOR	2.750%	Quarterly	12/15/2026	MYR	3,000	$(7)	$(11)	$0	$(18)
	Pay	3-Month MYR-KLIBOR	3.000	Quarterly	03/16/2027		37,900	(47)	(95)	0	(142)
CBK	Pay	3-Month KRW-KORIBOR	1.430	Quarterly	07/01/2029	KRW	100	0	0	0	0
GLM	Pay	6-Month THB-THBFIX	1.750	Semi-Annual	06/15/2027	THB	42,200	(11)	7	0	(4)
MYC	Pay	6-Month THB-THBFIX	1.000	Semi-Annual	09/15/2026		261,900	(65)	(165)	0	(230)

								$(130)	$(264)	$0	$(394)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	35

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

TOTAL RETURN SWAPS ON EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	DWRTFT Index	93	0.740% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/04/2023	$1,333	$0	$1	$1	$0
BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	1.043%	Maturity	06/21/2022	100	0	1	1	0
	Pay	DWRTFT Index	121	0.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/15/2023	1,735	0	1	1	0
	Pay	NDDUWXUS Index	1,247	0.300% (1-Month USD-LIBOR less a specified spread)	Monthly	03/01/2023	459	0	1	1	0
FBF	Pay	Swiss Market Index	10	0.000% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/17/2022	CHF 119	0	(2)	0	(2)
JPM	Pay	NDUEACWF Index	69,131	0.440% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/07/2022	$25,453	0	92	92	0
MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.928% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/20/2022	100	0	(2)	0	(2)
SOG	Pay	DWRTFT Index	199	0.641% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/06/2022	2,673	0	(178)	0	(178)
	Pay	DWRTFT Index	825	0.631% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/24/2022	11,826	0	6	6	0

								$0	$(80)	$102	$(182)

Total Swap Agreements								$(1,027)	$672	$221	$(576)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$498	$17	$1	$516	$(352)	$(18)	$(160)	$(530)	$(14)	$0	$(14)
BPS	207	0	3	210	(988)	0	0	(988)	(778)	732	(46)
BRC	254	0	0	254	(82)	0	0	(82)	172	0	172
BSH	0	0	0	0	(27)	0	0	(27)	(27)	0	(27)
CBK	407	0	0	407	(216)	0	0	(216)	191	0	191
DUB	1	0	0	1	(21)	0	0	(21)	(20)	0	(20)
FBF	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
GLM	66	0	0	66	(130)	(121)	(4)	(255)	(189)	(150)	(339)
GST	0	0	59	59	0	0	0	0	59	(270)	(211)
HUS	39	0	0	39	(53)	0	0	(53)	(14)	0	(14)
JPM	42	0	92	134	(24)	0	0	(24)	110	770	880
MBC	4	0	0	4	(31)	0	0	(31)	(27)	0	(27)
MYC	0	0	43	43	0	0	(232)	(232)	(189)	135	(54)
MYI	568	0	0	568	(269)	0	0	(269)	299	(430)	(131)
RBC	1	0	0	1	(17)	0	0	(17)	(16)	0	(16)
SCX	232	0	0	232	(530)	0	0	(530)	(298)	344	46
SOG	12	0	6	18	(9)	0	(178)	(187)	(169)	1,278	1,109
SSB	0	0	0	0	(11)	0	0	(11)	(11)	0	(11)
TOR	242	0	0	242	(7)	0	0	(7)	235	(250)	(15)
UAG	88	0	17	105	(82)	0	0	(82)	23	0	23

Total Over the Counter	$2,661	$17	$221	$2,899	$(2,849)	$(139)	$(576)	$(3,564)

36	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2022

(o)

Securities with an aggregate market value of $3,394 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal and Other Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$32	$0	$53	$0	$484	$569
Swap Agreements	0	1	0	0	512	513

	$32	$1	$53	$0	$996	$1,082

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,661	$0	$2,661
Purchased Options	0	0	0	0	17	17
Swap Agreements	0	119	101	0	1	221

	$0	$119	$101	$2,661	$18	$2,899

	$32	$120	$154	$2,661	$1,014	$3,981

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$16	$16
Futures	127	0	3,074	0	173	3,374
Swap Agreements	0	0	0	0	256	256

	$127	$0	$3,074	$0	$445	$3,646

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	37

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,849	$0	$2,849
Written Options	0	0	0	0	139	139
Swap Agreements	0	0	180	0	396	576

	$0	$0	$180	$2,849	$535	$3,564

	$127	$0	$3,254	$2,849	$980	$7,210

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(259)	$0	$0	$(259)
Written Options	0	0	138	0	0	138
Futures	(403)	0	4,798	0	401	4,796
Swap Agreements	0	9	0	0	(1,703)	(1,694)

	$(403)	$9	$4,677	$0	$(1,302)	$2,981

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,841)	$0	$(4,841)
Purchased Options	0	0	0	(141)	(4,913)	(5,054)
Written Options	0	0	0	651	(55)	596
Swap Agreements	0	102	(5,785)	172	(380)	(5,891)

	$0	$102	$(5,785)	$(4,159)	$(5,348)	$(15,190)

	$(403)	$111	$(1,108)	$(4,159)	$(6,650)	$(12,209)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(9)	$(9)
Futures	(123)	0	12,382	0	590	12,849
Swap Agreements	0	(14)	0	0	667	653

	$(123)	$(14)	$12,382	$0	$1,248	$13,493

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,504	$0	$1,504
Purchased Options	0	0	0	249	4,906	5,155
Written Options	0	0	0	(90)	(90)	(180)
Swap Agreements	0	(74)	312	(76)	(209)	(47)

	$0	$(74)	$312	$1,587	$4,607	$6,432

	$(123)	$(88)	$12,694	$1,587	$5,855	$19,925

38	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,088	$295	$1,383
Corporate Bonds & Notes
Banking & Finance	0	9,807	0	9,807
Industrials	0	9,673	0	9,673
Utilities	0	2,024	0	2,024
Convertible Bonds & Notes
Industrials	0	640	0	640
U.S. Government Agencies	0	4,013	0	4,013
U.S. Treasury Obligations	0	12,191	0	12,191
Non-Agency Mortgage-Backed Securities	0	4,981	0	4,981
Asset-Backed Securities	0	32,971	0	32,971
Sovereign Issues	0	40,851	0	40,851
Common Stocks
Communication Services	2,885	0	0	2,885
Energy	1,320	0	0	1,320
Financials	1,309	0	0	1,309
Health Care	6,260	0	0	6,260
Industrials	5,757	0	0	5,757
Information Technology	6,559	0	0	6,559
Materials	2,004	0	0	2,004
Utilities	1,236	0	0	1,236
Preferred Securities
Financials	0	1,115	0	1,115
Real Estate Investment Trusts
Real Estate	18,530	0	0	18,530
Short-Term Instruments
Repurchase Agreements	0	836	0	836
Israel Treasury Bills	0	1,346	0	1,346
Japan Treasury Bills	0	4,724	0	4,724
U.S. Treasury Bills	0	17,791	0	17,791
U.S. Treasury Cash Management Bills	0	2,983	0	2,983

	$45,860	$147,034	$295	$193,189

Investments in Affiliates, at Value
Mutual Funds	54,164	0	0	54,164
Short-Term Instruments
Central Funds Used for Cash Management Purposes	69,054	0	0	69,054

	$123,218	$0	$0	$123,218

Total Investments	$169,078	$147,034	$295	$316,407

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(10,150)	$0	$(10,150)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	237	641	0	878
Over the counter	0	2,899	0	2,899

	$237	$3,540	$0	$3,777

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,248)	(352)	0	(3,600)
Over the counter	0	(3,538)	(26)	(3,564)

	$(3,248)	$(3,890)	$(26)	$(7,164)

Total Financial Derivative Instruments	$(3,011)	$(350)	$(26)	$(3,387)

Totals	$166,067	$136,534	$269	$302,870

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	39

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, Class A and Class C shares of the PIMCO Global Core Asset Allocation Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund. The Fund may invest its assets in the Underlying PIMCO Funds, which, for the Fund, is defined to include Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund. The Fund is further permitted to invest in Acquired Funds, which is defined to include the Underlying PIMCO Funds (as defined “Fund”) and other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

40	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2022

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal

ANNUAL REPORT	MARCH 31, 2022	41

Notes to Financial Statements (Cont.)

period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff

42	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2022

regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of

ANNUAL REPORT	MARCH 31, 2022	43

Notes to Financial Statements (Cont.)

official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided

44	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2022

by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the

ANNUAL REPORT	MARCH 31, 2022	45

Notes to Financial Statements (Cont.)

Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred

46	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2022

securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

ANNUAL REPORT	MARCH 31, 2022	47

Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest its assets in Underlying PIMCO Funds and Acquired Funds, as previously defined and in the Fund’s prospectus. The Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s

48	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2022

website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2022 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Investment Grade Credit Bond Fund	$13,786	$433	$(7,202)	$386	$(826)	$6,577	$388	$46

PIMCO Mortgage Opportunities and Bond Fund	47,780	1,785	0	0	(1,978)	47,587	1,785	0

PIMCO Short Asset Portfolio	35,165	360	0	0	(621)	34,904	360	0

PIMCO Short-Term Floating NAV Portfolio III	31,300	257,893	(254,700)	(205)	(138)	34,150	391	0

Totals	$128,031	$260,471	$(261,902)	$181	$(3,563)	$123,218	$2,924	$46

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

ANNUAL REPORT	MARCH 31, 2022	49

Notes to Financial Statements (Cont.)

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers,

50	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2022

including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

ANNUAL REPORT	MARCH 31, 2022	51

Notes to Financial Statements (Cont.)

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

52	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2022

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Sale-Buybacks   A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are

ANNUAL REPORT	MARCH 31, 2022	53

Notes to Financial Statements (Cont.)

reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase

54	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2022

agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2022, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

ANNUAL REPORT	MARCH 31, 2022	55

Notes to Financial Statements (Cont.)

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

56	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2022

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

ANNUAL REPORT	MARCH 31, 2022	57

Notes to Financial Statements (Cont.)

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

58	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2022

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with

ANNUAL REPORT	MARCH 31, 2022	59

Notes to Financial Statements (Cont.)

standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given

60	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2022

minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

ANNUAL REPORT	MARCH 31, 2022	61

Notes to Financial Statements (Cont.)

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

The Fund is generally subject to a different level and amount of risk relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

The following risks are principal risks of investing in the Fund.

Allocation Risk  is the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Market Trading Risk  is the risk that an active secondary trading market for shares of the Fund that is an exchange-traded fund does not continue once developed, that such Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Fund’s shares trade at prices other than the Fund’s net asset value.

The following are principal risks of investing in the Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of

62	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2022

reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on

ANNUAL REPORT	MARCH 31, 2022	63

Notes to Financial Statements (Cont.)

derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

64	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2022

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the GCAA Subsidiary (as defined herein), the Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The GCAA Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the GCAA Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

ANNUAL REPORT	MARCH 31, 2022	65

Notes to Financial Statements (Cont.)

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund.

Tracking Error Risk  is the risk that the portfolio of the Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Fund and the underlying index may vary due to asset valuation differences and differences between the Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index.

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

66	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2022

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks

ANNUAL REPORT	MARCH 31, 2022	67

Notes to Financial Statements (Cont.)

resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements

68	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2022

maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by

ANNUAL REPORT	MARCH 31, 2022	69

Notes to Financial Statements (Cont.)

law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	Class A	Class C

0.90%(1)(2)	0.05%	0.15%	0.25%	0.25%

(1)

PIMCO has contractually agreed, through July 31, 2022, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds (as defined herein) indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds to the extent the Fund’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. For purposes of the expense reduction described above, references to Underlying PIMCO Funds include funds of PIMCO ETF Trust.

(2)

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GCAA Subsidiary (as defined herein). This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GCAA Subsidiary is in place.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing

70	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2022

fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2022, the Distributor retained $5,155,667 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

ANNUAL REPORT	MARCH 31, 2022	71

Notes to Financial Statements (Cont.)

The waivers are reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, there were no waivers.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2022, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Fund, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Fund’s assets.

PIMCO has contractually agreed, through July 31, 2022, to waive first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund’s investments in Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

The waivers are reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the amount was $341,250.

PIMCO Cayman Commodity Fund II, Ltd. (the “GCAA Subsidiary”), has entered into a separate contract with PIMCO for the management of the GCAA Subsidiary’s portfolio pursuant to which the GCAA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GCAA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GCAA Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the amount was $141,456. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the GCAA Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been

72	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2022

designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$1,505	$6,589

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$126,978	$119,949	$160,113	$163,538

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2022	73

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	1,463	$20,957	4,132	$52,996

I-2	169	2,392	295	3,762

Class A	535	7,532	2,850	37,043

Class C	114	1,558	258	3,201

Issued as reinvestment of distributions

Institutional Class	14	199	941	11,971

I-2	3	41	220	2,776

Class A	6	85	676	8,487

Class C	0	0	172	2,070

Cost of shares redeemed

Institutional Class	(2,060)	(29,352)	(3,948)	(51,542)

I-2	(638)	(9,016)	(630)	(7,903)

Class A	(1,049)	(14,702)	(1,772)	(22,076)

Class C	(318)	(4,336)	(2,686)	(33,848)

Net increase (decrease) resulting from Fund share transactions	(1,761)	$(24,642)	508	$6,937

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2022, one shareholder owned 10% of the Fund’s total outstanding shares comprising 11% of the Fund.

14. BASIS FOR CONSOLIDATION

GCAA Subsidiary, a Cayman Islands exempted company, was incorporated on November 21, 2008, as a wholly owned Commodity Subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the GCAA Subsidiary. The consolidated financial statements include the accounts of the Fund and the GCAA Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the GCAA Subsidiary, comprising the entire issued share capital of the GCAA Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GCAA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GCAA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GCAA Subsidiary. The net assets of the GCAA Subsidiary as of period end represented 6.0% of the Fund’s consolidated net assets.

74	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2022

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund, through the GCAA Subsidiary and/or the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through investment in swap agreements, futures and options. The Underlying PIMCO Funds may also gain exposure indirectly to commodity markets by investing in a subsidiary (“Commodity Subsidiary”) which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

ANNUAL REPORT	MARCH 31, 2022	75

Notes to Financial Statements (Cont.)

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Global Core Asset Allocation Fund	$0	$0	$(3,207)	$(10)	$(63,480)	$0	$(2,327)	$(69,024)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, straddle loss deferrals, hyperinflationary investments, interest accrued on defaulted securities, and controlled foreign corporation (CFC) transactions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

76	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2022

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2022, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Global Core Asset Allocation Fund	$63,480	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Global Core Asset Allocation Fund	$322,846	$30,093	$(33,243)	$(3,150)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, straddle loss deferrals, hyperinflationary investments, interest accrued on defaulted securities, and controlled foreign corporation (CFC) transactions.

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2022			March 31, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Global Core Asset Allocation Fund	$210	$0	$190	$30,501	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2022	77

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Global Core Asset Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO Global Core Asset Allocation Fund and its subsidiary (one of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Fund”) as of March 31, 2022, the related consolidated statement of operations for the year ended March 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights (consolidated) for each of the five years in the period ended March 31, 2022 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the five years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

78	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
BSH	Banco Santander S.A. - New York Branch	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FBF	Credit Suisse International	SOG	Societe Generale Paris
FICC	Fixed Income Clearing Corporation	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.

Currency Abbreviations:
ARS	Argentine Peso	INR	Indian Rupee
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PHP	Philippine Peso
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Koruna	RUB	Russian Ruble
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
HKD	Hong Kong Dollar	TWD	Taiwanese Dollar
HUF	Hungarian Forint	USD	United States Dollar
ILS	Israeli Shekel	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter
FTSE	Financial Times Stock Exchange

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	IBR	Indicador Bancario de Referencia
BRENT	Brent Crude	LIBOR03M	3 Month USD-LIBOR
CAC	Cotation Assistée en Continu	MUTKCALM	Tokyo Overnight Average Rate
CDX.IG	Credit Derivatives Index - Investment Grade	NDDUWXUS	MSCI Daily TR Net World Ex USA Index
CMBX	Commercial Mortgage-Backed Index	NDUEACWF	MSCI ACWI Index Future
CNREPOFIX	China Fixing Repo Rates 7-Day	OMX	Stockholm 30 Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	S&P 500	Standard & Poor’s 500 Index
DAX	Deutscher Aktien Index 30	SIBCSORA	Singapore Overnight Rate Average
DWRTFT	Dow Jones Wilshire REIT Total Return Index	SONIO	Sterling Overnight Interbank Average Rate
FTSE/MIB	Borsa Italiana’s 40 Most Liquid/Capitalized Italian Shares Equity Index	SPI 200	Australian Equity Futures Index
IBEX 35	Spanish Continuous Exchange Index	TOPIX	Tokyo Price Index

ANNUAL REPORT	MARCH 31, 2022	79

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	oz.	Ounce
CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind
CHILIBOR	Chile Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate
CLO	Collateralized Loan Obligation	RBOB	Reformulated Blendstock for Oxygenate Blending
DAC	Designated Activity Company	REIT	Real Estate Investment Trust
EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
JIBAR	Johannesburg Interbank Agreed Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
KORIBOR	Korea Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	WIBOR	Warsaw Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate	WTI	West Texas Intermediate
MSCI	Morgan Stanley Capital International

80	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends
PIMCO Global Core Asset Allocation Fund	0%	0%	$146	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO Global Core Asset Allocation Fund	9.25%

ANNUAL REPORT	MARCH 31, 2022	81

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

82	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2022	83

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

84	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2022	85

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

86	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

ANNUAL REPORT	MARCH 31, 2022	87

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

88	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3001AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

Bond Funds

PIMCO Dynamic Bond Fund

PIMCO Extended Duration Fund

PIMCO GNMA and Government Securities Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Moderate Duration Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities and Bond Fund

PIMCO Strategic Bond Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund IV

PIMCO Total Return ESG Fund

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		19

Benchmark Descriptions		21

Financial Highlights		22

Statements of Assets and Liabilities		34

Statements of Operations		38

Statements of Changes in Net Assets		40

Statements of Cash Flows		43

Notes to Financial Statements		189

Report of Independent Registered Public Accounting Firm		219

Glossary		220

Federal Income Tax Information		221

Management of the Trust		223

Privacy Policy		225

Liquidity Risk Management Program		226

Distribution Information		227

Fund	Fund Summary	Schedule of Investments

PIMCO Dynamic Bond Fund	7	44

PIMCO Extended Duration Fund	8	64

PIMCO GNMA and Government Securities Fund	9	72

PIMCO Long Duration Total Return Fund	10	82

PIMCO Long-Term U.S. Government Fund	11	101

PIMCO Moderate Duration Fund	12	107

PIMCO Mortgage-Backed Securities Fund	13	119

PIMCO Mortgage Opportunities and Bond Fund	14	130

PIMCO Strategic Bond Fund	15	149

PIMCO Total Return Fund II	16	161

PIMCO Total Return Fund IV	17	170

PIMCO Total Return ESG Fund	18	178

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities,

2	PIMCO BOND FUNDS

as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2022	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Dynamic Bond Fund, PIMCO Extended Duration Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Strategic Bond Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund IV and PIMCO Total Return ESG Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar

LIBOR and measures the cost of overnight borrowings through

4	PIMCO BOND FUNDS

repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Dynamic Bond Fund	06/30/08	06/30/08	06/30/08	04/27/18	—	06/30/08	07/31/08	07/31/08	Diversified
PIMCO Extended Duration Fund	08/31/06	08/31/06	09/11/08	—	—	—	—	—	Diversified
PIMCO GNMA and Government Securities Fund	07/31/97	07/31/97	04/30/08	01/31/19	—	11/30/00	05/31/01	—	Diversified
PIMCO Long Duration Total Return Fund	08/31/06	08/31/06	09/11/08	—	—	09/08/17	01/05/18	—	Diversified
PIMCO Long-Term U.S. Government Fund	07/01/91	07/01/91	04/30/08	—	09/23/97	01/20/97	01/20/97	—	Diversified
PIMCO Moderate Duration Fund	12/31/96	12/31/96	12/31/09	—	—	—	—	—	Diversified
PIMCO Mortgage-Backed Securities Fund	07/31/97	07/31/97	04/30/08	04/27/18	—	07/31/00	07/31/00	—	Diversified
PIMCO Mortgage Opportunities and Bond Fund	10/22/12	10/22/12	10/22/12	04/27/18	—	10/22/12	10/22/12	—	Diversified
PIMCO Strategic Bond Fund	01/30/09	01/30/09	09/10/09	—	—	01/30/09	01/30/09	—	Diversified
PIMCO Total Return Fund II	12/30/91	12/30/91	12/31/09	—	—	—	—	—	Diversified
PIMCO Total Return Fund IV	05/26/11	05/26/11	—	—	—	05/26/11	—	—	Diversified
PIMCO Total Return ESG Fund	05/01/91	05/01/91	03/31/09	—	04/11/97	02/03/20	02/03/20	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or

ANNUAL REPORT	|	MARCH 31, 2022	5

Important Information About the Funds	(Cont.)

desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

6	PIMCO BOND FUNDS

PIMCO Dynamic Bond Fund

Institutional Class - PFIUX	Class A - PUBAX
I-2 - PUCPX	Class C - PUBCX
I-3 - PFNUX	Class R - PUBRX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Short-Term Instruments‡	28.0%

Corporate Bonds & Notes	23.9%

Asset-Backed Securities	19.7%

U.S. Treasury Obligations	8.1%

Non-Agency Mortgage-Backed Securities	6.4%

Sovereign Issues	5.3%

U.S. Government Agencies	4.1%

Loan Participations and Assignments	2.1%

Preferred Securities	1.1%

Other	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (06/30/08)
PIMCO Dynamic Bond Fund Institutional Class	(3.59)%	2.52%	2.64%	3.58%
PIMCO Dynamic Bond Fund I-2	(3.68)%	2.42%	2.54%	3.47%
PIMCO Dynamic Bond Fund I-3	(3.73)%	2.38%	2.55%	3.50%
PIMCO Dynamic Bond Fund Class A	(3.97)%	2.11%	2.23%	3.16%
PIMCO Dynamic Bond Fund Class A (adjusted)	(7.55)%	1.33%	1.84%	2.88%
PIMCO Dynamic Bond Fund Class C	(4.69)%	1.35%	1.48%	2.41%
PIMCO Dynamic Bond Fund Class C (adjusted)	(5.64)%	1.35%	1.48%	2.41%
PIMCO Dynamic Bond Fund Class R	(4.21)%	1.86%	1.98%	2.91%
3 Month USD LIBOR	0.18%	1.37%	0.89%	0.89%
Lipper Absolute Return Bond Funds Average	(2.93)%	2.13%	2.43%	3.51%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.83% for Institutional Class shares, 0.93% for I-2 shares, 1.03% for I-3 shares, 1.23% for Class A shares, 1.98% for Class C shares, and 1.48% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Dynamic Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to non-agency mortgage-backed securities contributed to performance, as prices for these securities appreciated.

»	Long exposure to a basket of emerging market currencies contributed to performance, as these currencies appreciated versus the U.S. dollar.

»	Long exposure to select collateralized debt obligations and collateralized loan obligations contributed to performance, as prices for these securities appreciated.

»	Long exposure to U.S. duration detracted from performance, as interest rates rose.

»	Long exposure to Italian duration detracted from performance, as interest rates rose.

»	Long exposure to emerging market local debt detracted from performance, including Brazil and Mexico, as interest rates rose.

ANNUAL REPORT	|	MARCH 31, 2022	7

PIMCO Extended Duration Fund

Institutional Class - PEDIX
I-2 - PEDPX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

U.S. Treasury Obligations	84.3%

Asset-Backed Securities	7.0%

U.S. Government Agencies	3.0%

Non-Agency Mortgage-Backed Securities	2.9%

Short-Term Instruments‡	2.3%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Extended Duration Fund Institutional Class	1.18%	5.64%	5.65%	7.98%
PIMCO Extended Duration Fund I-2	1.08%	5.53%	5.54%	7.88%
FTSE STRIPS Index, 20+ Year Sub-Index	1.34%	5.61%	5.81%	7.71%
Lipper Corporate Debt Funds BBB-Rated Funds Average	(4.06)%	3.12%	3.47%	4.56%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.63% for Institutional Class shares, and 0.73% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Extended Duration Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	U.S. interest rate strategies overall, including duration, curve positioning, and instrument selection, contributed to performance, as the curve flattened.

»	Out-of-benchmark exposure to securitized strategies contributed to performance, as the strategy outperformed like-duration treasuries.

»	Out-of-benchmark exposure to agency debentures contributed to performance due to carry.

»	Select exposure to emerging market currencies detracted from performance, as the currencies weakened relative to the dollar.

»	There were no other material detractors for this Fund.

8	PIMCO BOND FUNDS

PIMCO GNMA and Government Securities Fund

Institutional Class - PDMIX	Class A - PAGNX
I-2 - PPGNX	Class C - PCGNX
I-3 - PANNX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

U.S. Government Agencies	90.5%

Non-Agency Mortgage-Backed Securities	3.3%

Asset-Backed Securities	2.9%

Short-Term Instruments‡	2.7%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO GNMA and Government Securities Fund Institutional Class	(4.82)%	1.78%	1.86%	4.81%
PIMCO GNMA and Government Securities Fund I-2	(4.92)%	1.68%	1.76%	4.70%
PIMCO GNMA and Government Securities Fund I-3	(4.97)%	1.63%	1.71%	4.65%
PIMCO GNMA and Government Securities Fund Class A	(5.20)%	1.38%	1.46%	4.39%
PIMCO GNMA and Government Securities Fund Class A (adjusted)	(8.74)%	0.61%	1.07%	4.23%
PIMCO GNMA and Government Securities Fund Class C	(5.91)%	0.62%	0.70%	3.60%
PIMCO GNMA and Government Securities Fund Class C (adjusted)	(6.84)%	0.62%	0.70%	3.60%
Bloomberg GNMA Index	(4.60)%	1.24%	1.52%	4.24%
Lipper GNMA Funds Average	(5.12)%	0.86%	1.06%	3.83%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.51% for Institutional Class shares, 0.61% for I-2 shares, 0.71% for I-3 shares, 0.91% for Class A shares and 1.66% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO GNMA and Government Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association and of securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the front-end of the U.S. yield curve contributed to performance, as rates increased.

»	Overweight exposure to non-agency residential mortgage-backed securities (“MBS”) contributed to performance, as the sector generated positive returns.

»	Overweight exposure to select structured agency MBS contributed to performance, as certain securities generated positive returns.

»	Overweight exposure to pass-through agency MBS detracted from performance, as spreads widened.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	|	MARCH 31, 2022	9

PIMCO Long Duration Total Return Fund

Institutional Class - PLRIX	Class A - PLRAX
I-2 - PLRPX	Class C - PLRCX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

U.S. Treasury Obligations	42.9%

Corporate Bonds & Notes	39.4%

Asset-Backed Securities	4.3%

U.S. Government Agencies	3.1%

Non-Agency Mortgage-Backed Securities	3.0%

Sovereign Issues	2.1%

Municipal Bonds & Notes	1.7%

Short-Term Instruments‡	1.4%

Loan Participations and Assignments	1.1%

Preferred Securities	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Long Duration Total Return Fund Institutional Class	(1.96)%	5.35%	5.33%	7.04%
PIMCO Long Duration Total Return Fund I-2	(2.06)%	5.25%	5.23%	6.94%
PIMCO Long Duration Total Return Fund Class A	(2.34)%	4.94%	4.92%	6.62%
PIMCO Long Duration Total Return Fund Class A (adjusted)	(6.04)%	4.15%	4.51%	6.36%
PIMCO Long Duration Total Return Fund Class C	(3.08)%	4.15%	4.13%	5.83%
PIMCO Long Duration Total Return Fund Class C (adjusted)	(4.00)%	4.15%	4.13%	5.83%
Bloomberg Long-Term Government/Credit Index	(3.11)%	4.60%	4.72%	6.15%
Lipper Corporate Debt Funds BBB-Rated Funds Average	(4.06)%	3.12%	3.47%	4.56%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.59% for Institutional Class shares, 0.69% for I-2 shares, 0.99% for Class A shares, and 1.74% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long Duration Total Return Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	U.S. interest rate strategies overall, including duration, curve positioning, and instrument selection, contributed to performance, as the curve flattened.

»	Underweight exposure and security selection within investment grade corporate debt contributed to performance, as spreads widened.

»	Out-of-benchmark exposure to non-agency mortgage-backed securities contributed to performance due to carry.

»	Out-of-benchmark exposure to below-investment-grade securities contributed to performance due to carry.

»	Select exposure to emerging market external debt detracted from performance, as spreads tightened.

»	There were no additional material detractors for this Fund.

10	PIMCO BOND FUNDS

PIMCO Long-Term U.S. Government Fund

Institutional Class - PGOVX	Class A - PFGAX
I-2 - PLTPX	Class C - PFGCX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

U.S. Treasury Obligations	82.7%

U.S. Government Agencies	11.3%

Non-Agency Mortgage-Backed Securities	3.9%

Corporate Bonds & Notes	1.0%

Short-Term Instruments‡	0.4%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (07/01/91)
PIMCO Long-Term U.S. Government Fund Institutional Class	(1.54)%	3.79%	3.87%	7.77%
PIMCO Long-Term U.S. Government Fund I-2	(1.64)%	3.68%	3.77%	7.67%
PIMCO Long-Term U.S. Government Fund Class A	(1.88)%	3.43%	3.51%	7.37%
PIMCO Long-Term U.S. Government Fund Class A (adjusted)	(5.56)%	2.64%	3.11%	7.21%
PIMCO Long-Term U.S. Government Fund Class C	(2.61)%	2.66%	2.74%	6.58%
PIMCO Long-Term U.S. Government Fund Class C (adjusted)	(3.53)%	2.66%	2.74%	6.58%
Bloomberg Long-Term Treasury Index	(1.42)%	3.90%	3.97%	7.24%♦
Lipper General U.S. Government Funds Average	(3.85)%	1.41%	1.38%	4.36%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 06/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.565% for Institutional Class shares, 0.665% for I-2 shares, 0.815% for Administrative Class shares, 0.915% for Class A shares and 1.665% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term U.S. Government Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Out-of-benchmark exposure to securitized strategies contributed to performance, as the strategy outperformed like-duration Treasuries.

»	Out-of-benchmark exposure to agency debentures contributed to performance due to carry.

»	U.S. interest rate strategies overall, including duration, curve positioning, and instrument selection, detracted from performance, as the yield curve flattened.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	|	MARCH 31, 2022	11

PIMCO Moderate Duration Fund

Institutional Class - PMDRX
I-2 - PMOPX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Corporate Bonds & Notes	43.6%

Short-Term Instruments‡	19.5%

Asset-Backed Securities	12.8%

Non-Agency Mortgage-Backed Securities	9.9%

U.S. Treasury Obligations	4.8%

Sovereign Issues	4.5%

U.S. Government Agencies	3.9%

Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Moderate Duration Fund Institutional Class	(4.39)%	2.04%	2.37%	4.86%
PIMCO Moderate Duration Fund I-2	(4.49)%	1.94%	2.27%	4.76%
Bloomberg Intermediate Government/Credit Index	(4.10)%	1.81%	1.85%	4.20%
Lipper Short-Intermediate Investment Grade Debt Funds Average	(3.24)%	1.54%	1.61%	3.69%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.46% for Institutional Class shares, and 0.56% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Moderate Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short exposure to duration in the U.K. contributed to relative performance, as interest rates rose.

»	Underweight exposure to investment-grade corporate spread duration contributed to relative performance, as spreads widened.

»	Overweight exposure to non-agency mortgage-backed securities contributed to performance, as the sector generated positive returns.

»	Select high yield credit positions as well, as the associated carry, contributed to relative performance, as excess returns for these securities was positive.

»	Overweight exposure to U.S. duration in March 2022 detracted from relative performance, as rates rose.

»	Long exposure to Japanese yen detracted from performance, as the currency depreciated relative to the U.S. dollar.

»	Local rate exposure in Peru detracted from relative performance, as interest rates rose.

12	PIMCO BOND FUNDS

PIMCO Mortgage-Backed Securities Fund

Institutional Class - PTRIX	Class A - PMRAX
I-2 - PMRPX	Class C - PMRCX
I-3 - PSANX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

U.S. Government Agencies	75.8%

Asset-Backed Securities	10.2%

Non-Agency Mortgage-Backed Securities	9.5%

Short-Term Instruments‡	2.4%

U.S. Treasury Obligations	2.0%

Corporate Bonds & Notes	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Mortgage-Backed Securities Fund Institutional Class	(4.03)%	2.32%	2.57%	5.07%
PIMCO Mortgage-Backed Securities Fund I-2	(4.12)%	2.22%	2.46%	4.96%
PIMCO Mortgage-Backed Securities Fund I-3	(4.17)%	2.17%	2.42%	4.91%
PIMCO Mortgage-Backed Securities Fund Class A	(4.41)%	1.91%	2.16%	4.65%
PIMCO Mortgage-Backed Securities Fund Class A (adjusted)	(8.02)%	1.13%	1.76%	4.49%
PIMCO Mortgage-Backed Securities Fund Class C	(5.11)%	1.16%	1.40%	3.87%
PIMCO Mortgage-Backed Securities Fund Class C (adjusted)	(6.04)%	1.16%	1.40%	3.87%
Bloomberg U.S. MBS Fixed-Rate Index	(4.92)%	1.36%	1.71%	4.28%
Lipper U.S. Mortgage Funds Average	(4.39)%	1.40%	1.75%	3.75%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.52% for Institutional Class shares, 0.62% for I-2 shares, 0.72% for I-3 shares, 0.92% for Class A shares, and 1.67% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Mortgage-Backed Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to Government National Mortgage Association mortgage-backed securities (“MBS”) detracted to performance, as spreads widened.

»	There were no other material detractors for this Fund.

»	Overweight exposure to non-agency residential MBS contributed to performance, as the sector generated positive returns.

»	Underweight exposure to intermediate portions of the U.S. yield curve contributed to performance, as rates broadly increased.

»	Underweight exposure to conventional pass-through agency MBS contributed to performance, as spreads widened.

ANNUAL REPORT	|	MARCH 31, 2022	13

PIMCO Mortgage Opportunities and Bond Fund

Institutional Class - PMZIX	Class A - PMZAX
I-2 - PMZPX	Class C - PMZCX
I-3 - PMZNX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

U.S. Government Agencies	48.7%

Non-Agency Mortgage-Backed Securities	26.8%

Asset-Backed Securities	17.6%

U.S. Treasury Obligations	5.1%

Short-Term Instruments‡	1.5%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	Fund Inception (10/22/12)
PIMCO Mortgage Opportunities and Bond Fund Institutional Class	(0.40)%	3.17%	4.68%
PIMCO Mortgage Opportunities and Bond Fund I-2	(0.50)%	3.07%	4.58%
PIMCO Mortgage Opportunities and Bond Fund I-3	(0.55)%	3.02%	4.53%
PIMCO Mortgage Opportunities and Bond Fund Class A	(0.80)%	2.76%	4.26%
PIMCO Mortgage Opportunities and Bond Fund Class A (adjusted)	(4.55)%	1.97%	3.84%
PIMCO Mortgage Opportunities and Bond Fund Class C	(1.54)%	1.99%	3.49%
PIMCO Mortgage Opportunities and Bond Fund Class C (adjusted)	(2.50)%	1.99%	3.49%
3 Month USD LIBOR	0.18%	1.37%	0.91%
Lipper Absolute Return Bond Funds Average	(2.93)%	2.13%	2.15%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2012.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.68% for Institutional Class shares, 0.78% for I-2 shares, 0.88% for I-3 shares, 1.08% for Class A shares, and 1.83% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Mortgage Opportunities and Bond Fund seeks maximum long-term return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of mortgage-related assets, including, but not limited to Agency residential and commercial mortgage-backed securities (“MBS”) and private label residential and commercial MBS, and of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Agency MBS refers to MBS issued by government-sponsored enterprises, such as the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in a broad array of mortgage-related securities in seeking to generate consistent, absolute returns across full market cycles. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to non-agency residential mortgage-backed securities (“MBS”) contributed to performance, as the sector generated positive returns.

»	Exposure to structured agency MBS contributed to performance due to positive carry of the allocation.

»	Exposure to non-agency commercial MBS contributed to performance, as the sector generated positive excess returns.

»	Exposure to senior collateralized loan obligations contributed to performance, as the sector generated positive returns.

»	Positive duration exposure, particularly to the intermediate portion of the U.S. yield curve, detracted from performance, as rates increased.

»	Exposure to pass-through agency MBS detracted from performance, as spreads widened.

»	There were no other material detractors from performance.

14	PIMCO BOND FUNDS

PIMCO Strategic Bond Fund

Institutional Class - PUTIX	Class A - ATMAX
I-2 - PUTPX	Class C - ATMCX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Short-Term Instruments‡	50.2%

Corporate Bonds & Notes	23.4%

Asset-Backed Securities	17.7%

Non-Agency Mortgage-Backed Securities	2.5%

Sovereign Issues	2.1%

Loan Participations and Assignments	1.7%

U.S. Government Agencies	1.1%

U.S. Treasury Obligations	1.0%

Preferred Securities	0.2%

Municipal Bonds & Notes

Tobacco Settlement Funded	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (01/30/09)
PIMCO Strategic Bond Fund Institutional Class	(2.86)%	2.94%	2.88%	2.96%
PIMCO Strategic Bond Fund I-2	(2.96)%	2.83%	2.76%	2.86%
PIMCO Strategic Bond Fund Class A	(3.25)%	2.53%	2.47%	2.56%
PIMCO Strategic Bond Fund Class A (adjusted)	(6.89)%	1.74%	2.08%	2.26%
PIMCO Strategic Bond Fund Class C	(3.90)%	1.78%	1.75%	1.83%
PIMCO Strategic Bond Fund Class C (adjusted)	(4.86)%	1.78%	1.75%	1.83%
3 Month USD LIBOR	0.18%	1.37%	0.89%	0.79%
Lipper Absolute Return Bond Funds Average	(2.93)%	2.13%	2.43%	3.90%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/2009

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund share Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.57% for Institutional Class shares, 0.67% for I-2 shares, 0.97% for A shares, and 1.72% for Class C shares,. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Strategic Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to non-agency mortgage-backed securities contributed to performance, as prices for these securities appreciated.

»	Long exposure to a basket of emerging market currencies contributed to performance, as these currencies appreciated versus the U.S. dollar.

»	Long exposure to high yield corporate credit contributed to performance through carry and prudent security selection.

»	Long exposure to U.S. duration detracted from performance, as interest rates rose.

»	Long exposure to Italian duration detracted from performance, as interest rates rose.

»	Long exposure to emerging market local debt detracted from performance, including Brazil and Mexico, as interest rates rose.

ANNUAL REPORT	|	MARCH 31, 2022	15

PIMCO Total Return Fund II

Institutional Class - PMBIX
I-2 - PMTPX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

U.S. Government Agencies	32.6%

Corporate Bonds & Notes	32.4%

Non-Agency Mortgage-Backed Securities	11.8%

Short-Term Instruments‡	9.8%

U.S. Treasury Obligations	9.2%

Asset-Backed Securities	3.3%

Municipal Bonds & Notes	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (12/30/91)
PIMCO Total Return Fund II Institutional Class	(4.28)%	2.38%	2.45%	5.59%
PIMCO Total Return Fund II I-2	(4.38)%	2.27%	2.34%	5.48%
Bloomberg U.S. Aggregate Index	(4.15)%	2.14%	2.24%	5.03%
Lipper Core Plus Bond Funds Average	(3.72)%	2.59%	2.74%	5.64%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.50% for Institutional Class shares, 0.60% for I-2 shares, and 0.75% for Administrative Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. public- or private-sector entities. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to agency mortgage-backed securities contributed to relative performance, as spread widened.

»	Positions in select investment grade credit, particularly real estate investment trusts, contributed to relative performance, as total return for these securities were positive.

»	Underweight exposure to U.S. duration throughout most of the reporting period contributed to relative performance, as rates rose.

»	Positions in government related securities, particularly agency debt, detracted from relative performance, as spreads widened.

»	There were no other material detractors for this Fund.

16	PIMCO BOND FUNDS

PIMCO Total Return Fund IV

Institutional Class - PTUIX
Class A - PTUZX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Corporate Bonds & Notes	37.0%

U.S. Government Agencies	24.8%

Non-Agency Mortgage-Backed Securities	17.6%

U.S. Treasury Obligations	10.2%

Short-Term Instruments‡	6.6%

Asset-Backed Securities	1.8%

Sovereign Issues	1.2%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (05/26/11)
PIMCO Total Return Fund IV Institutional Class	(4.20)%	2.32%	2.49%	3.05%
PIMCO Total Return Fund IV Class A	(4.53)%	1.97%	2.14%	2.69%
PIMCO Total Return Fund IV Class A (adjusted)	(8.13)%	1.19%	1.74%	2.33%
Bloomberg U.S. Aggregate Index	(4.15)%	2.14%	2.24%	2.53%
Lipper Core Plus Bond Funds Average	(3.72)%	2.59%	2.74%	2.92%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 05/31/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.52% for Institutional Class shares, and 0.87% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Fund IV seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short exposure to duration in the U.K. contributed to relative performance, as interest rates rose.

»	Underweight exposure to agency mortgage-backed securities contributed to relative performance, as spreads widened.

»	Select exposure to energy corporates in emerging markets contributed to performance, as oil prices rose.

»	Selection within investment grade corporates, primarily a preference for shorter maturities, contributed to relative performance, as those outperformed longer maturities.

»	Long exposure to the Japanese yen detracted from relative performance, as the currency depreciated against the U.S. dollar.

»	Local rate exposure in Peru detracted from performance, as interest rates rose.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	|	MARCH 31, 2022	17

PIMCO Total Return ESG Fund

Institutional Class - PTSAX	Class A - PTGAX
I-2 - PRAPX	Class C - PTGCX
Administrative Class - PRFAX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Corporate Bonds & Notes	52.2%

U.S. Government Agencies	23.2%

Non-Agency Mortgage-Backed Securities	7.5%

U.S. Treasury Obligations	6.9%

Sovereign Issues	6.0%

Asset-Backed Securities	3.2%

Short-Term Instruments	0.5%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (05/01/91)
PIMCO Total Return ESG Fund Institutional Class	(4.51)%	2.33%	2.54%	6.08%
PIMCO Total Return ESG Fund I-2	(4.61)%	2.22%	2.44%	5.97%
PIMCO Total Return ESG Fund Administrative Class	(4.75)%	2.07%	2.28%	5.81%
PIMCO Total Return ESG Fund Class A	(4.89)%	1.92%	2.13%	5.66%
PIMCO Total Return ESG Fund Class A (adjusted)	(6.99)%	1.45%	1.90%	5.58%
PIMCO Total Return ESG Fund Class C	(5.60)%	1.16%	1.37%	4.87%
PIMCO Total Return ESG Fund Class C (adjusted)	(6.53)%	1.16%	1.37%	4.87%
Bloomberg U.S. Aggregate Index	(4.15)%	2.14%	2.24%	5.29%
Lipper Core Plus Bond Funds Average	(3.72)%	2.59%	2.74%	5.95%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/1991

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.53% for Institutional Class shares, 0.63% for I-2 shares, 0.78% for Administrative shares, 0.93% for Class A shares, and 1.68% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return ESG Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. However, green/sustainable bonds from issuers involved in fossil fuel-related sectors may be permitted. Labeled green bonds are those issues with proceeds specifically earmarked to be used for climate and environmental projects. Labeled green bonds are often verified by a third party, which certifies that the bond will fund projects that include environmental benefits. In addition, the Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. This generally prohibits investments in healthcare service and/or pharmaceutical manufacturing issuers that derive gross revenue from products or services related to abortion, abortifacients, contraceptives or stem cell research. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to agency mortgage-backed securities contributed to relative performance, as spreads widened.

»	Short exposure to duration in the U.K. contributed to relative performance, as interest rates rose.

»	Security selection within the high yield credit sector as well as the associated carry contributed to relative performance, as excess return for these securities was positive.

»	Select exposure to Indian renewable power companies contributed to relative performance, as demand increased due to rising commodity prices.

»	Exposure to swap spreads in the eurozone detracted from relative performance, as swap spreads widened.

»	Long exposure to duration in Canada detracted from relative performance, as interest rates rose.

18	PIMCO BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Dynamic Bond Fund
Institutional Class	$1,000.00	$960.50	$3.96	$1,000.00	$1,020.89	$4.08	0.81%
I-2	1,000.00	960.00	4.45	1,000.00	1,020.39	4.58	0.91
I-3	1,000.00	959.80	4.69	1,000.00	1,020.14	4.84	0.96
Class A	1,000.00	958.60	5.91	1,000.00	1,018.90	6.09	1.21
Class C	1,000.00	955.00	9.55	1,000.00	1,015.16	9.85	1.96
Class R	1,000.00	957.40	7.12	1,000.00	1,017.65	7.34	1.46

PIMCO Extended Duration Fund
Institutional Class	$1,000.00	$916.00	$2.68	$1,000.00	$1,022.14	$2.82	0.56%
I-2	1,000.00	915.60	3.15	1,000.00	1,021.64	3.33	0.66

PIMCO GNMA and Government Securities Fund
Institutional Class	$1,000.00	$947.80	$2.62	$1,000.00	$1,022.24	$2.72	0.54%
I-2	1,000.00	947.40	3.11	1,000.00	1,021.74	3.23	0.64
I-3	1,000.00	947.10	3.35	1,000.00	1,021.49	3.48	0.69
Class A	1,000.00	946.00	4.56	1,000.00	1,020.24	4.73	0.94
Class C	1,000.00	942.40	8.18	1,000.00	1,016.50	8.50	1.69

ANNUAL REPORT	|	MARCH 31, 2022	19

Expense Examples	(Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Long Duration Total Return Fund
Institutional Class	$1,000.00	$914.10	$2.58	$1,000.00	$1,022.24	$2.72	0.54%
I-2	1,000.00	913.60	3.05	1,000.00	1,021.74	3.23	0.64
Class A	1,000.00	912.30	4.48	1,000.00	1,020.24	4.73	0.94
Class C	1,000.00	908.80	8.04	1,000.00	1,016.50	8.50	1.69

PIMCO Long-Term U.S. Government Fund
Institutional Class	$1,000.00	$922.60	$2.34	$1,000.00	$1,022.49	$2.47	0.489%
I-2	1,000.00	922.20	2.82	1,000.00	1,021.99	2.97	0.589
Class A	1,000.00	921.00	4.02	1,000.00	1,020.75	4.23	0.839
Class C	1,000.00	917.60	7.60	1,000.00	1,017.01	7.99	1.589

PIMCO Moderate Duration Fund
Institutional Class	$1,000.00	$946.60	$2.23	$1,000.00	$1,022.64	$2.32	0.46%
I-2	1,000.00	946.10	2.72	1,000.00	1,022.14	2.82	0.56

PIMCO Mortgage-Backed Securities Fund
Institutional Class	$1,000.00	$949.30	$2.48	$1,000.00	$1,022.39	$2.57	0.51%
I-2	1,000.00	948.90	2.96	1,000.00	1,021.89	3.07	0.61
I-3	1,000.00	948.60	3.21	1,000.00	1,021.64	3.33	0.66
Class A	1,000.00	947.40	4.42	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	944.50	8.05	1,000.00	1,016.65	8.35	1.66

PIMCO Mortgage Opportunities and Bond Fund
Institutional Class	$1,000.00	$981.60	$3.16	$1,000.00	$1,021.74	$3.23	0.64%
I-2	1,000.00	981.20	3.66	1,000.00	1,021.24	3.73	0.74
I-3	1,000.00	980.90	3.90	1,000.00	1,020.99	3.98	0.79
Class A	1,000.00	979.70	5.13	1,000.00	1,019.75	5.24	1.04
Class C	1,000.00	976.00	8.82	1,000.00	1,016.01	9.00	1.79

PIMCO Strategic Bond Fund
Institutional Class	$1,000.00	$966.80	$2.50	$1,000.00	$1,022.39	$2.57	0.51%
I-2	1,000.00	966.40	2.99	1,000.00	1,021.89	3.07	0.61
Class A	1,000.00	964.90	4.46	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	961.70	8.12	1,000.00	1,016.65	8.35	1.66

PIMCO Total Return Fund II
Institutional Class	$1,000.00	$937.20	$2.41	$1,000.00	$1,022.44	$2.52	0.50%
I-2	1,000.00	936.70	2.90	1,000.00	1,021.94	3.02	0.60

PIMCO Total Return Fund IV
Institutional Class	$1,000.00	$937.90	$2.42	$1,000.00	$1,022.44	$2.52	0.50%
Class A	1,000.00	936.30	4.10	1,000.00	1,020.69	4.28	0.85

PIMCO Total Return ESG Fund
Institutional Class	$1,000.00	$931.70	$2.50	$1,000.00	$1,022.34	$2.62	0.52%
I-2	1,000.00	931.20	2.99	1,000.00	1,021.84	3.13	0.62
Administrative Class	1,000.00	930.50	3.71	1,000.00	1,021.09	3.88	0.77
Class A	1,000.00	929.80	4.43	1,000.00	1,020.34	4.63	0.92
Class C	1,000.00	926.30	8.02	1,000.00	1,016.60	8.40	1.67

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

20	PIMCO BOND FUNDS

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Bloomberg GNMA Index	Bloomberg GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Bloomberg Intermediate Government/Credit Index	Bloomberg Intermediate Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of at least 1 year and less than 10 years.

Bloomberg Long-Term Government/Credit Index	Bloomberg Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more.

Bloomberg Long-Term Treasury Index	Bloomberg Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

Bloomberg U.S. Aggregate Index	Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg U.S. MBS Fixed-Rate Index	Bloomberg U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

FTSE STRIPS Index, 20+ Year Sub-Index	FTSE STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bond and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month- end. The included STRIPS are derived only from bonds in the FTSE U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2022	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Dynamic Bond Fund
Institutional Class

03/31/2022	$10.84	$0.35	$(0.73)	$(0.38)	$(0.20)	$0.00	$0.00	$(0.20)

03/31/2021	9.99	0.41	0.79	1.20	(0.35)	0.00	0.00	(0.35)

03/31/2020	10.81	0.41	(0.69)	(0.28)	(0.54)	0.00	0.00	(0.54)

03/31/2019	10.81	0.46	(0.08)	0.38	(0.38)	0.00	0.00	(0.38)

03/31/2018	10.91	0.48	(0.04)	0.44	(0.54)	0.00	0.00	(0.54)
I-2

03/31/2022	10.84	0.34	(0.73)	(0.39)	(0.19)	0.00	0.00	(0.19)

03/31/2021	9.99	0.40	0.79	1.19	(0.34)	0.00	0.00	(0.34)

03/31/2020	10.81	0.40	(0.69)	(0.29)	(0.53)	0.00	0.00	(0.53)

03/31/2019	10.81	0.45	(0.08)	0.37	(0.37)	0.00	0.00	(0.37)

03/31/2018	10.91	0.47	(0.04)	0.43	(0.53)	0.00	0.00	(0.53)
I-3

03/31/2022	10.84	0.33	(0.73)	(0.40)	(0.18)	0.00	0.00	(0.18)

03/31/2021	9.99	0.40	0.79	1.19	(0.34)	0.00	0.00	(0.34)

03/31/2020	10.81	0.39	(0.69)	(0.30)	(0.52)	0.00	0.00	(0.52)

04/27/2018 - 03/31/2019	10.77	0.39	(0.01)	0.38	(0.34)	0.00	0.00	(0.34)
Class A

03/31/2022	10.84	0.31	(0.74)	(0.43)	(0.15)	0.00	0.00	(0.15)

03/31/2021	9.99	0.37	0.79	1.16	(0.31)	0.00	0.00	(0.31)

03/31/2020	10.81	0.36	(0.68)	(0.32)	(0.50)	0.00	0.00	(0.50)

03/31/2019	10.81	0.42	(0.08)	0.34	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.91	0.44	(0.05)	0.39	(0.49)	0.00	0.00	(0.49)
Class C

03/31/2022	10.84	0.24	(0.75)	(0.51)	(0.07)	0.00	0.00	(0.07)

03/31/2021	9.99	0.28	0.80	1.08	(0.23)	0.00	0.00	(0.23)

03/31/2020	10.81	0.29	(0.69)	(0.40)	(0.42)	0.00	0.00	(0.42)

03/31/2019	10.81	0.34	(0.08)	0.26	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.91	0.35	(0.04)	0.31	(0.41)	0.00	0.00	(0.41)
Class R

03/31/2022	10.84	0.28	(0.73)	(0.45)	(0.13)	0.00	0.00	(0.13)

03/31/2021	9.99	0.34	0.79	1.13	(0.28)	0.00	0.00	(0.28)

03/31/2020	10.81	0.34	(0.69)	(0.35)	(0.47)	0.00	0.00	(0.47)

03/31/2019	10.81	0.40	(0.09)	0.31	(0.31)	0.00	0.00	(0.31)

03/31/2018	10.91	0.41	(0.04)	0.37	(0.47)	0.00	0.00	(0.47)

PIMCO Extended Duration Fund
Institutional Class

03/31/2022	$7.12	$0.21	$0.09	$0.30	$(0.18)	$(1.60)	$0.00	$(1.78)

03/31/2021	11.09	0.28	(2.30)	(2.02)	(0.31)	(1.64)	0.00	(1.95)

03/31/2020	7.83	0.21	3.26	3.47	(0.20)	0.00	(0.01)	(0.21)

03/31/2019	7.58	0.20	0.33	0.53	(0.19)	(0.08)	(0.01)	(0.28)

03/31/2018	7.44	0.22	0.24	0.46	(0.21)	(0.11)	0.00	(0.32)
I-2

03/31/2022	7.12	0.20	0.09	0.29	(0.17)	(1.60)	0.00	(1.77)

03/31/2021	11.09	0.29	(2.32)	(2.03)	(0.30)	(1.64)	0.00	(1.94)

03/31/2020	7.83	0.20	3.26	3.46	(0.19)	0.00	(0.01)	(0.20)

03/31/2019	7.58	0.19	0.33	0.52	(0.18)	(0.08)	(0.01)	(0.27)

03/31/2018	7.44	0.21	0.25	0.46	(0.21)	(0.11)	0.00	(0.32)

PIMCO GNMA and Government Securities Fund
Institutional Class

03/31/2022	$11.36	$0.10	$(0.64)	$(0.54)	$(0.26)	$0.00	$0.00	$(0.26)

03/31/2021	11.31	0.12	0.17	0.29	(0.24)	0.00	0.00	(0.24)

03/31/2020	10.94	0.29	0.45	0.74	(0.37)	0.00	0.00	(0.37)

03/31/2019	10.80	0.28	0.21	0.49	(0.35)	0.00	0.00	(0.35)

03/31/2018	11.11	0.24	(0.23)	0.01	(0.32)	0.00	0.00	(0.32)

22	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.26	(3.59)%	$3,128,636	0.81%		0.81%		0.81%		0.81%		3.25%	145%

10.84	12.14	3,247,810	0.83		0.83		0.81		0.81		3.87	431

9.99	(2.81)	2,767,966	0.85		0.85		0.81		0.81		3.79	433

10.81	3.59	3,019,494	1.00		1.01		0.80		0.81		4.33	307

10.81	4.05	2,516,446	0.94	(e)(f)	0.94	(e)(f)	0.86	(e)(f)	0.86	(e)(f)	4.38	138

10.26	(3.68)	330,748	0.91		0.91		0.91		0.91		3.17	145

10.84	12.03	324,410	0.93		0.93		0.91		0.91		3.77	431

9.99	(2.91)	314,077	0.95		0.95		0.91		0.91		3.69	433

10.81	3.49	451,788	1.10		1.11		0.90		0.91		4.20	307

10.81	3.95	311,754	1.04	(f)(g)	1.04	(f)(g)	0.96	(f)(g)	0.96	(f)(g)	4.28	138

10.26	(3.73)	9,557	0.96		1.01		0.96		1.01		3.08	145

10.84	11.98	6,803	0.98		1.03		0.96		1.01		3.78	431

9.99	(2.96)	3,615	1.00		1.05		0.96		1.01		3.65	433

10.81	3.57	3,807	1.15	*	1.21	*	0.95	*	1.01	*	3.97 *	307

10.26	(3.97)	222,905	1.21		1.21		1.21		1.21		2.93	145

10.84	11.70	260,754	1.23		1.23		1.21		1.21		3.48	431

9.99	(3.20)	211,965	1.25		1.25		1.21		1.21		3.40	433

10.81	3.18	252,532	1.40		1.41		1.20		1.21		3.95	307

10.81	3.64	282,645	1.34	(f)(h)	1.34	(f)(h)	1.26	(f)(h)	1.26	(f)(h)	3.99	138

10.26	(4.69)	19,276	1.96		1.96		1.96		1.96		2.26	145

10.84	10.86	29,487	1.98		1.98		1.96		1.96		2.67	431

9.99	(3.93)	76,545	2.00		2.00		1.96		1.96		2.69	433

10.81	2.41	148,113	2.15		2.16		1.95		1.96		3.21	307

10.81	2.86	192,440	2.09	(f)(h)	2.09	(f)(h)	2.01	(f)(h)	2.01	(f)(h)	3.21	138

10.26	(4.21)	5,510	1.46		1.46		1.46		1.46		2.64	145

10.84	11.42	5,928	1.48		1.48		1.46		1.46		3.21	431

9.99	(3.44)	4,979	1.50		1.50		1.46		1.46		3.15	433

10.81	2.92	6,710	1.65		1.66		1.45		1.46		3.69	307

10.81	3.38	6,720	1.59	(f)(h)	1.59	(f)(h)	1.51	(f)(h)	1.51	(f)(h)	3.72	138

$5.64	1.18%	$695,468	0.54%		0.54%		0.50%		0.50%		2.84%	73%

7.12	(21.28)	1,052,474	0.63		0.63		0.50		0.50		2.81	220

11.09	44.99	1,387,952	1.71		1.71		0.50		0.50		2.39	179

7.83	7.35	1,179,560	1.17		1.17		0.50		0.50		2.73	150

7.58	6.10	1,246,628	0.94		0.94		0.50		0.50		2.85	138

5.64	1.08	36,796	0.64		0.64		0.60		0.60		2.80	73

7.12	(21.35)	26,264	0.73		0.73		0.60		0.60		2.83	220

11.09	44.85	45,892	1.81		1.81		0.60		0.60		2.29	179

7.83	7.25	73,261	1.27		1.27		0.60		0.60		2.59	150

7.58	6.00	43,436	1.04		1.04		0.60		0.60		2.74	138

$10.56	(4.82)%	$541,861	0.52%		0.52%		0.50%		0.50%		0.86%	1,082%

11.36	2.57	891,491	0.51		0.51		0.50		0.50		1.08	1,091

11.31	6.89	665,068	0.83		0.83		0.50		0.50		2.58	903

10.94	4.60	314,613	0.71		0.71		0.50		0.50		2.62	862

10.80	0.08	296,502	0.53		0.53		0.50		0.50		2.14	1,049

ANNUAL REPORT	|	MARCH 31, 2022	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO GNMA and Government Securities Fund (Cont.)
I-2

03/31/2022	$11.36	$0.08	$(0.63)	$(0.55)	$(0.25)	$0.00	$0.00	$(0.25)

03/31/2021	11.31	0.11	0.17	0.28	(0.23)	0.00	0.00	(0.23)

03/31/2020	10.94	0.27	0.46	0.73	(0.36)	0.00	0.00	(0.36)

03/31/2019	10.80	0.27	0.21	0.48	(0.34)	0.00	0.00	(0.34)

03/31/2018	11.11	0.22	(0.22)	0.00	(0.31)	0.00	0.00	(0.31)
I-3

03/31/2022	11.36	0.10	(0.65)	(0.55)	(0.25)	0.00	0.00	(0.25)

03/31/2021	11.31	0.11	0.16	0.27	(0.22)	0.00	0.00	(0.22)

03/31/2020	10.94	0.28	0.45	0.73	(0.36)	0.00	0.00	(0.36)

01/31/2019 - 03/31/2019	10.85	0.05	0.10	0.15	(0.06)	0.00	0.00	(0.06)
Class A

03/31/2022	11.36	0.05	(0.63)	(0.58)	(0.22)	0.00	0.00	(0.22)

03/31/2021	11.31	0.08	0.16	0.24	(0.19)	0.00	0.00	(0.19)

03/31/2020	10.94	0.24	0.46	0.70	(0.33)	0.00	0.00	(0.33)

03/31/2019	10.80	0.24	0.20	0.44	(0.30)	0.00	0.00	(0.30)

03/31/2018	11.11	0.19	(0.22)	(0.03)	(0.28)	0.00	0.00	(0.28)
Class C

03/31/2022	11.36	(0.03)	(0.64)	(0.67)	(0.13)	0.00	0.00	(0.13)

03/31/2021	11.31	(0.00)	0.16	0.16	(0.11)	0.00	0.00	(0.11)

03/31/2020	10.94	0.16	0.45	0.61	(0.24)	0.00	0.00	(0.24)

03/31/2019	10.80	0.15	0.21	0.36	(0.22)	0.00	0.00	(0.22)

03/31/2018	11.11	0.11	(0.22)	(0.11)	(0.20)	0.00	0.00	(0.20)

PIMCO Long Duration Total Return Fund
Institutional Class

03/31/2022	$9.91	$0.38	$(0.52)	$(0.14)	$(0.36)	$(0.30)	$0.00	$(0.66)

03/31/2021	11.16	0.44	(0.22)	0.22	(0.42)	(1.05)	0.00	(1.47)

03/31/2020	10.62	0.40	1.36	1.76	(0.39)	(0.83)	0.00	(1.22)

03/31/2019	10.56	0.40	0.17	0.57	(0.39)	(0.12)	0.00	(0.51)

03/31/2018	10.63	0.45	0.19	0.64	(0.44)	(0.27)	0.00	(0.71)
I-2

03/31/2022	9.91	0.37	(0.52)	(0.15)	(0.35)	(0.30)	0.00	(0.65)

03/31/2021	11.16	0.43	(0.22)	0.21	(0.41)	(1.05)	0.00	(1.46)

03/31/2020	10.62	0.38	1.37	1.75	(0.38)	(0.83)	0.00	(1.21)

03/31/2019	10.56	0.39	0.17	0.56	(0.38)	(0.12)	0.00	(0.50)

03/31/2018	10.63	0.44	0.19	0.63	(0.43)	(0.27)	0.00	(0.70)
Class A

03/31/2022	9.91	0.34	(0.52)	(0.18)	(0.32)	(0.30)	0.00	(0.62)

03/31/2021	11.16	0.39	(0.21)	0.18	(0.38)	(1.05)	0.00	(1.43)

03/31/2020	10.62	0.35	1.36	1.71	(0.34)	(0.83)	0.00	(1.17)

03/31/2019	10.56	0.36	0.17	0.53	(0.35)	(0.12)	0.00	(0.47)

09/08/2017 - 03/31/2018	11.31	0.25	(0.50)	(0.25)	(0.23)	(0.27)	0.00	(0.50)
Class C

03/31/2022	9.91	0.26	(0.52)	(0.26)	(0.24)	(0.30)	0.00	(0.54)

03/31/2021	11.16	0.31	(0.22)	0.09	(0.29)	(1.05)	0.00	(1.34)

03/31/2020	10.62	0.26	1.37	1.63	(0.26)	(0.83)	0.00	(1.09)

03/31/2019	10.56	0.27	0.18	0.45	(0.27)	(0.12)	0.00	(0.39)

01/05/2018 - 03/31/2018	10.94	0.07	(0.38)	(0.31)	(0.07)	0.00	0.00	(0.07)

PIMCO Long-Term U.S. Government Fund
Institutional Class

03/31/2022	$5.23	$0.10	$(0.16)	$(0.06)	$(0.10)	$(0.26)	$0.00	$(0.36)

03/31/2021	7.87	0.14	(1.11)	(0.97)	(0.21)	(1.46)	0.00	(1.67)

03/31/2020	6.16	0.18	1.71	1.89	(0.18)	0.00	0.00	(0.18)

03/31/2019	6.01	0.16	0.18	0.34	(0.16)	(0.03)	0.00	(0.19)

03/31/2018	5.98	0.16	0.05	0.21	(0.16)	(0.02)	0.00	(0.18)

24	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.56	(4.92)%	$386,422	0.62%		0.62%		0.60%		0.60%		0.73%	1,082%

11.36	2.47	876,543	0.61		0.61		0.60		0.60		0.95	1,091

11.31	6.79	586,843	0.93		0.93		0.60		0.60		2.46	903

10.94	4.50	108,751	0.81		0.81		0.60		0.60		2.53	862

10.80	(0.01)	86,645	0.63		0.63		0.60		0.60		2.03	1,049

10.56	(4.97)	2,708	0.67		0.72		0.65		0.70		0.85	1,082

11.36	2.42	2,703	0.66		0.71		0.65		0.70		0.93	1,091

11.31	6.74	6,040	0.98		1.03		0.65		0.70		2.49	903

10.94	1.37	10	0.86	*	0.91	*	0.65	*	0.70	*	2.99 *	862

10.56	(5.20)	247,080	0.92		0.92		0.90		0.90		0.49	1,082

11.36	2.17	343,893	0.91		0.91		0.90		0.90		0.68	1,091

11.31	6.47	258,662	1.23		1.23		0.90		0.90		2.19	903

10.94	4.19	205,514	1.11		1.11		0.90		0.90		2.22	862

10.80	(0.31)	218,142	0.93		0.93		0.90		0.90		1.75	1,049

10.56	(5.91)	20,023	1.67		1.67		1.65		1.65		(0.30)	1,082

11.36	1.40	36,785	1.66		1.66		1.65		1.65		(0.04)	1,091

11.31	5.68	53,843	1.98		1.98		1.65		1.65		1.45	903

10.94	3.41	40,513	1.86		1.86		1.65		1.65		1.45	862

10.80	(1.06)	51,216	1.68		1.68		1.65		1.65		0.98	1,049

$9.11	(1.96)%	$3,459,023	0.53%		0.53%		0.50%		0.50%		3.68%	65%

9.91	0.94	3,020,570	0.59		0.59		0.50		0.50		3.81	179

11.16	17.07	3,166,512	1.07		1.07		0.50		0.50		3.53	269

10.62	5.72	3,599,618	0.97		0.97		0.50		0.50		3.96	189

10.56	5.95	2,945,114	1.00		1.00		0.50		0.50		4.09	156

9.11	(2.06)	99,612	0.63		0.63		0.60		0.60		3.58	65

9.91	0.84	114,487	0.69		0.69		0.60		0.60		3.73	179

11.16	16.95	70,053	1.17		1.17		0.60		0.60		3.41	269

10.62	5.62	48,245	1.07		1.07		0.60		0.60		3.84	189

10.56	5.84	29,416	1.10		1.10		0.60		0.60		4.03	156

9.11	(2.34)	26,529	0.93		0.93		0.90		0.90		3.28	65

9.91	0.55	37,262	0.99		0.99		0.90		0.90		3.40	179

11.16	16.61	42,787	1.47		1.47		0.90		0.90		3.11	269

10.62	5.31	16,084	1.37		1.37		0.90		0.90		3.57	189

10.56	(2.27)	19,215	1.40	*	1.40	*	0.90	*	0.90	*	4.26 *	156

9.11	(3.08)	2,066	1.68		1.68		1.65		1.65		2.51	65

9.91	(0.21)	3,381	1.74		1.74		1.65		1.65		2.69	179

11.16	15.76	1,550	2.22		2.22		1.65		1.65		2.35	269

10.62	4.53	354	2.12		2.12		1.65		1.65		2.69	189

10.56	(2.85)	36	2.15	*	2.15	*	1.65	*	1.65	*	3.08 *	156

$4.81	(1.74)%	$517,558	0.485%		0.485%		0.475%		0.475%		1.84%	103%

5.23	(14.90)	581,538	0.565		0.565		0.475		0.475		1.90	249

7.87	31.11	422,051	1.855		1.855		0.475		0.475		2.64	220

6.16	5.95	565,854	0.965		0.965		0.475		0.475		2.67	141

6.01	3.47	1,240,260	0.775		0.775		0.475		0.475		2.62	148

ANNUAL REPORT	|	MARCH 31, 2022	25

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term U.S. Government Fund (Cont.)
I-2

03/31/2022	$5.23	$0.09	$(0.16)	$(0.07)	$(0.09)	$(0.26)	$0.00	$(0.35)

03/31/2021	7.87	0.14	(1.11)	(0.97)	(0.21)	(1.46)	0.00	(1.67)

03/31/2020	6.16	0.17	1.71	1.88	(0.17)	0.00	0.00	(0.17)

03/31/2019	6.01	0.15	0.19	0.34	(0.16)	(0.03)	0.00	(0.19)

03/31/2018	5.98	0.15	0.05	0.20	(0.15)	(0.02)	0.00	(0.17)
Class A

03/31/2022	5.23	0.08	(0.16)	(0.08)	(0.08)	(0.26)	0.00	(0.34)

03/31/2021	7.87	0.12	(1.11)	(0.99)	(0.19)	(1.46)	0.00	(1.65)

03/31/2020	6.16	0.15	1.71	1.86	(0.15)	0.00	0.00	(0.15)

03/31/2019	6.01	0.14	0.18	0.32	(0.14)	(0.03)	0.00	(0.17)

03/31/2018	5.98	0.14	0.05	0.19	(0.14)	(0.02)	0.00	(0.16)
Class C

03/31/2022	5.23	0.04	(0.16)	(0.12)	(0.04)	(0.26)	0.00	(0.30)

03/31/2021	7.87	0.06	(1.10)	(1.04)	(0.14)	(1.46)	0.00	(1.60)

03/31/2020	6.16	0.10	1.71	1.81	(0.10)	0.00	0.00	(0.10)

03/31/2019	6.01	0.09	0.19	0.28	(0.10)	(0.03)	0.00	(0.13)

03/31/2018	5.98	0.09	0.05	0.14	(0.09)	(0.02)	0.00	(0.11)

PIMCO Moderate Duration Fund
Institutional Class

03/31/2022	$10.42	$0.16	$(0.61)	$(0.45)	$(0.13)	$0.00	$(0.01)	$(0.14)

03/31/2021	10.50	0.19	0.25	0.44	(0.24)	(0.28)	0.00	(0.52)

03/31/2020	10.16	0.31	0.31	0.62	(0.28)	0.00	0.00	(0.28)

03/31/2019	10.09	0.30	0.04	0.34	(0.27)	0.00	0.00	(0.27)

03/31/2018	10.15	0.22	(0.10)	0.12	(0.18)	0.00	0.00	(0.18)
I-2

03/31/2022	10.42	0.15	(0.61)	(0.46)	(0.12)	0.00	(0.01)	(0.13)

03/31/2021	10.50	0.18	0.25	0.43	(0.23)	(0.28)	0.00	(0.51)

03/31/2020	10.16	0.31	0.30	0.61	(0.27)	0.00	0.00	(0.27)

03/31/2019	10.09	0.29	0.04	0.33	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.15	0.21	(0.10)	0.11	(0.17)	0.00	0.00	(0.17)

PIMCO Mortgage-Backed Securities Fund
Institutional Class

03/31/2022	$10.71	$0.19	$(0.60)	$(0.41)	$(0.27)	$0.00	$0.00	$(0.27)

03/31/2021	10.54	0.22	0.24	0.46	(0.29)	0.00	0.00	(0.29)

03/31/2020	10.45	0.31	0.16	0.47	(0.38)	0.00	0.00	(0.38)

03/31/2019	10.35	0.32	0.16	0.48	(0.38)	0.00	0.00	(0.38)

03/31/2018	10.44	0.28	(0.05)	0.23	(0.32)	0.00	0.00	(0.32)
I-2

03/31/2022	10.71	0.17	(0.59)	(0.42)	(0.26)	0.00	0.00	(0.26)

03/31/2021	10.54	0.20	0.25	0.45	(0.28)	0.00	0.00	(0.28)

03/31/2020	10.45	0.30	0.16	0.46	(0.37)	0.00	0.00	(0.37)

03/31/2019	10.35	0.31	0.16	0.47	(0.37)	0.00	0.00	(0.37)

03/31/2018	10.44	0.27	(0.05)	0.22	(0.31)	0.00	0.00	(0.31)
I-3

03/31/2022	10.71	0.17	(0.60)	(0.43)	(0.25)	0.00	0.00	(0.25)

03/31/2021	10.54	0.19	0.25	0.44	(0.27)	0.00	0.00	(0.27)

03/31/2020	10.45	0.29	0.17	0.46	(0.37)	0.00	0.00	(0.37)

04/27/2018 - 03/31/2019	10.28	0.30	0.21	0.51	(0.34)	0.00	0.00	(0.34)
Class A

03/31/2022	10.71	0.14	(0.59)	(0.45)	(0.23)	0.00	0.00	(0.23)

03/31/2021	10.54	0.17	0.24	0.41	(0.24)	0.00	0.00	(0.24)

03/31/2020	10.45	0.27	0.16	0.43	(0.34)	0.00	0.00	(0.34)

03/31/2019	10.35	0.27	0.17	0.44	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.44	0.24	(0.05)	0.19	(0.28)	0.00	0.00	(0.28)

26	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$4.81	(1.84)%	$65,785	0.585%	0.585%	0.575%	0.575%	1.74%	103%

5.23	(14.99)	80,506	0.665	0.665	0.575	0.575	1.90	249

7.87	30.98	100,913	1.955	1.955	0.575	0.575	2.53	220

6.16	5.84	55,408	1.065	1.065	0.575	0.575	2.55	141

6.01	3.37	48,727	0.875	0.875	0.575	0.575	2.53	148

4.81	(2.09)	68,558	0.835	0.835	0.825	0.825	1.49	103

5.23	(15.20)	87,751	0.915	0.915	0.825	0.825	1.65	249

7.87	30.66	119,986	2.205	2.205	0.825	0.825	2.29	220

6.16	5.59	104,513	1.315	1.315	0.825	0.825	2.32	141

6.01	3.11	100,379	1.125	1.125	0.825	0.825	2.28	148

4.81	(2.81)	13,289	1.585	1.585	1.575	1.575	0.74	103

5.23	(15.84)	13,794	1.665	1.665	1.575	1.575	0.89	249

7.87	29.70	23,024	2.955	2.955	1.575	1.575	1.54	220

6.16	4.80	13,027	2.065	2.065	1.575	1.575	1.57	141

6.01	2.34	14,961	1.875	1.875	1.575	1.575	1.52	148

$9.83	(4.39)%	$1,399,413	0.46%	0.46%	0.46%	0.46%	1.58%	63%

10.42	4.17	1,438,994	0.46	0.46	0.46	0.46	1.75	315

10.50	6.15	1,444,444	0.61	0.61	0.46	0.46	3.00	374

10.16	3.45	1,449,803	0.60	0.60	0.46	0.46	2.97	392

10.09	1.18	1,363,477	0.51	0.51	0.46	0.46	2.16	306

9.83	(4.49)	3,737	0.56	0.56	0.56	0.56	1.48	63

10.42	4.07	2,905	0.56	0.56	0.56	0.56	1.68	315

10.50	6.04	4,178	0.71	0.71	0.56	0.56	2.97	374

10.16	3.34	6,062	0.70	0.70	0.56	0.56	2.87	392

10.09	1.08	5,390	0.61	0.61	0.56	0.56	2.06	306

$10.03	(3.93)%	$144,523	0.50%	0.50%	0.50%	0.50%	1.80%	887%

10.71	4.36	128,747	0.52	0.52	0.50	0.50	2.02	909

10.54	4.55	110,220	0.75	0.75	0.50	0.50	2.95	884

10.45	4.74	93,074	0.75	0.75	0.50	0.50	3.09	790

10.35	2.25	105,852	0.52	0.52	0.50	0.50	2.70	949

10.03	(4.03)	17,815	0.60	0.60	0.60	0.60	1.63	887

10.71	4.26	28,619	0.62	0.62	0.60	0.60	1.90	909

10.54	4.45	17,379	0.85	0.85	0.60	0.60	2.85	884

10.45	4.64	9,964	0.85	0.85	0.60	0.60	3.03	790

10.35	2.15	6,430	0.62	0.62	0.60	0.60	2.60	949

10.03	(4.08)	2,669	0.65	0.70	0.65	0.70	1.55	887

10.71	4.21	4,667	0.67	0.72	0.65	0.70	1.78	909

10.54	4.41	26	0.90	0.95	0.65	0.70	2.76	884

10.45	5.06	111	0.90 *	0.95 *	0.65 *	0.70 *	3.18 *	790

10.03	(4.32)	29,663	0.90	0.90	0.90	0.90	1.36	887

10.71	3.95	37,503	0.92	0.92	0.90	0.90	1.62	909

10.54	4.14	33,554	1.15	1.15	0.90	0.90	2.57	884

10.45	4.32	38,041	1.15	1.15	0.90	0.90	2.67	790

10.35	1.84	52,447	0.92	0.92	0.90	0.90	2.33	949

ANNUAL REPORT	|	MARCH 31, 2022	27

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Mortgage-Backed Securities Fund (Cont.)
Class C

03/31/2022	$10.71	$0.03	$(0.56)	$(0.53)	$(0.15)	$0.00	$0.00	$(0.15)

03/31/2021	10.54	0.09	0.24	0.33	(0.16)	0.00	0.00	(0.16)

03/31/2020	10.45	0.19	0.16	0.35	(0.26)	0.00	0.00	(0.26)

03/31/2019	10.35	0.20	0.16	0.36	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.44	0.16	(0.05)	0.11	(0.20)	0.00	0.00	(0.20)

PIMCO Mortgage Opportunities and Bond Fund
Institutional Class

03/31/2022	$10.94	$0.35	$(0.39)	$(0.04)	$(0.40)	$0.00	$0.00	$(0.40)

03/31/2021	10.37	0.38	0.63	1.01	(0.44)	0.00	0.00	(0.44)

03/31/2020	10.86	0.40	(0.41)	(0.01)	(0.48)	0.00	0.00	(0.48)

03/31/2019	11.02	0.44	(0.13)	0.31	(0.47)	0.00	0.00	(0.47)

03/31/2018	10.97	0.41	0.04	0.45	(0.40)	0.00	0.00	(0.40)
I-2

03/31/2022	10.94	0.34	(0.39)	(0.05)	(0.39)	0.00	0.00	(0.39)

03/31/2021	10.37	0.36	0.63	0.99	(0.42)	0.00	0.00	(0.42)

03/31/2020	10.86	0.39	(0.41)	(0.02)	(0.47)	0.00	0.00	(0.47)

03/31/2019	11.02	0.43	(0.13)	0.30	(0.46)	0.00	0.00	(0.46)

03/31/2018	10.97	0.40	0.04	0.44	(0.39)	0.00	0.00	(0.39)
I-3

03/31/2022	10.94	0.33	(0.38)	(0.05)	(0.39)	0.00	0.00	(0.39)

03/31/2021	10.37	0.36	0.63	0.99	(0.42)	0.00	0.00	(0.42)

03/31/2020	10.86	0.38	(0.41)	(0.03)	(0.46)	0.00	0.00	(0.46)

04/27/2018 - 03/31/2019	10.97	0.39	(0.08)	0.31	(0.42)	0.00	0.00	(0.42)
Class A

03/31/2022	10.94	0.31	(0.39)	(0.08)	(0.36)	0.00	0.00	(0.36)

03/31/2021	10.37	0.33	0.63	0.96	(0.39)	0.00	0.00	(0.39)

03/31/2020	10.86	0.36	(0.42)	(0.06)	(0.43)	0.00	0.00	(0.43)

03/31/2019	11.02	0.39	(0.13)	0.26	(0.42)	0.00	0.00	(0.42)

03/31/2018	10.97	0.37	0.04	0.41	(0.36)	0.00	0.00	(0.36)
Class C

03/31/2022	10.94	0.22	(0.38)	(0.16)	(0.28)	0.00	0.00	(0.28)

03/31/2021	10.37	0.25	0.63	0.88	(0.31)	0.00	0.00	(0.31)

03/31/2020	10.86	0.27	(0.41)	(0.14)	(0.35)	0.00	0.00	(0.35)

03/31/2019	11.02	0.31	(0.13)	0.18	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.97	0.28	0.05	0.33	(0.28)	0.00	0.00	(0.28)

PIMCO Strategic Bond Fund
Institutional Class

03/31/2022	$10.98	$0.15	$(0.45)	$(0.30)	$(0.12)	$0.00	$0.00	$(0.12)

03/31/2021	10.28	0.20	0.69	0.89	(0.19)	0.00	0.00	(0.19)

03/31/2020	10.72	0.32	(0.40)	(0.08)	(0.36)	0.00	0.00	(0.36)

03/31/2019	10.61	0.27	0.14	0.41	(0.30)	0.00	0.00	(0.30)

03/31/2018	10.48	0.35	0.29	0.64	(0.51)	0.00	0.00	(0.51)
I-2

03/31/2022	10.98	0.14	(0.45)	(0.31)	(0.11)	0.00	0.00	(0.11)

03/31/2021	10.28	0.19	0.69	0.88	(0.18)	0.00	0.00	(0.18)

03/31/2020	10.72	0.31	(0.40)	(0.09)	(0.35)	0.00	0.00	(0.35)

03/31/2019	10.61	0.26	0.14	0.40	(0.29)	0.00	0.00	(0.29)

03/31/2018	10.48	0.35	0.28	0.63	(0.50)	0.00	0.00	(0.50)
Class A

03/31/2022	10.98	0.11	(0.45)	(0.34)	(0.08)	0.00	0.00	(0.08)

03/31/2021	10.28	0.15	0.70	0.85	(0.15)	0.00	0.00	(0.15)

03/31/2020	10.72	0.27	(0.39)	(0.12)	(0.32)	0.00	0.00	(0.32)

03/31/2019	10.61	0.23	0.14	0.37	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.48	0.31	0.29	0.60	(0.47)	0.00	0.00	(0.47)

28	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.03	(5.01)%	$1,210	1.65%		1.65%		1.65%		1.65%		0.30%	887%

10.71	3.17	12,991	1.67		1.67		1.65		1.65		0.87	909

10.54	3.38	12,808	1.90		1.90		1.65		1.65		1.78	884

10.45	3.55	3,982	1.90		1.90		1.65		1.65		1.92	790

10.35	1.08	5,479	1.67		1.67		1.65		1.65		1.53	949

$10.50	(0.40)%	$5,631,928	0.63%		0.63%		0.60%		0.60%		3.20%	720%

10.94	9.79	5,583,247	0.68		0.68		0.60		0.60		3.46	913

10.37	(0.24)	4,279,689	1.82		1.82		0.60		0.60		3.66	727

10.86	2.86	3,890,521	1.37		1.37		0.60		0.60		4.01	791

11.02	4.16	3,298,892	1.02		1.02		0.60		0.60		3.73	721

10.50	(0.50)	1,756,926	0.73		0.73		0.70		0.70		3.12	720

10.94	9.67	1,249,015	0.78		0.78		0.70		0.70		3.35	913

10.37	(0.34)	784,463	1.92		1.92		0.70		0.70		3.56	727

10.86	2.76	717,678	1.47		1.47		0.70		0.70		3.90	791

11.02	4.06	616,556	1.12		1.12		0.70		0.70		3.63	721

10.50	(0.55)	70,707	0.78		0.83		0.75		0.80		3.08	720

10.94	9.63	46,548	0.83		0.88		0.75		0.80		3.36	913

10.37	(0.38)	40,482	1.97		2.02		0.75		0.80		3.53	727

10.86	2.93	18,516	1.52	*	1.57	*	0.75	*	0.80	*	3.92 *	791

10.50	(0.80)	187,669	1.03		1.03		1.00		1.00		2.81	720

10.94	9.34	172,679	1.08		1.08		1.00		1.00		3.08	913

10.37	(0.64)	154,403	2.22		2.22		1.00		1.00		3.27	727

10.86	2.45	248,356	1.77		1.77		1.00		1.00		3.61	791

11.02	3.75	193,516	1.42		1.42		1.00		1.00		3.34	721

10.50	(1.54)	30,577	1.78		1.78		1.75		1.75		2.05	720

10.94	8.52	31,626	1.83		1.83		1.75		1.75		2.35	913

10.37	(1.39)	34,354	2.97		2.97		1.75		1.75		2.51	727

10.86	1.69	33,643	2.52		2.52		1.75		1.75		2.86	791

11.02	2.99	28,967	2.17		2.17		1.75		1.75		2.56	721

$10.56	(2.77)%	$81,791	0.51%		0.56%		0.51%		0.56%		1.36%	199%

10.98	8.70	71,748	0.52		0.57		0.51		0.56		1.82	385

10.28	(0.82)	48,748	0.52		0.57		0.51		0.56		2.98	345

10.72	3.90	89,156	0.64	(i)	0.66	(i)	0.60	(i)	0.62	(i)	2.54	294

10.61	6.21	33,299	0.72		0.72		0.70		0.70		3.26	154

10.56	(2.86)	35,225	0.61		0.66		0.61		0.66		1.25	199

10.98	8.59	42,685	0.62		0.67		0.61		0.66		1.72	385

10.28	(0.92)	32,022	0.62		0.67		0.61		0.66		2.90	345

10.72	3.80	54,627	0.74	(i)	0.76	(i)	0.70	(i)	0.72	(i)	2.44	294

10.61	6.11	17,669	0.82		0.82		0.80		0.80		3.27	154

10.56	(3.15)	23,580	0.91		0.96		0.91		0.96		0.96	199

10.98	8.26	28,203	0.92		0.97		0.91		0.96		1.43	385

10.28	(1.21)	24,574	0.92		0.97		0.91		0.96		2.57	345

10.72	3.49	50,086	1.04	(i)	1.06	(i)	1.00	(i)	1.02	(i)	2.19	294

10.61	5.79	30,996	1.12		1.12		1.10		1.10		2.95	154

ANNUAL REPORT	|	MARCH 31, 2022	29

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Strategic Bond Fund (Cont.)
Class C

03/31/2022	$10.98	$0.02	$(0.44)	$(0.42)	$(0.00)	$0.00	$0.00	$(0.00)

03/31/2021	10.28	0.07	0.70	0.77	(0.07)	0.00	0.00	(0.07)

03/31/2020	10.72	0.20	(0.40)	(0.20)	(0.24)	0.00	0.00	(0.24)

03/31/2019	10.61	0.15	0.14	0.29	(0.18)	0.00	0.00	(0.18)

03/31/2018	10.48	0.23	0.29	0.52	(0.39)	0.00	0.00	(0.39)

PIMCO Total Return Fund II
Institutional Class

03/31/2022	$9.52	$0.12	$(0.52)	$(0.40)	$(0.14)	$0.00	$0.00	$(0.14)

03/31/2021	9.98	0.17	0.04	0.21	(0.19)	(0.47)	(0.01)	(0.67)

03/31/2020	9.64	0.29	0.46	0.75	(0.31)	(0.10)	0.00	(0.41)

03/31/2019	9.48	0.29	0.18	0.47	(0.31)	0.00	0.00	(0.31)

03/31/2018	9.58	0.24	(0.08)	0.16	(0.24)	(0.01)	(0.01)	(0.26)
I-2

03/31/2022	9.52	0.11	(0.52)	(0.41)	(0.13)	0.00	0.00	(0.13)

03/31/2021	9.98	0.15	0.05	0.20	(0.18)	(0.47)	(0.01)	(0.66)

03/31/2020	9.64	0.27	0.47	0.74	(0.30)	(0.10)	0.00	(0.40)

03/31/2019	9.48	0.27	0.19	0.46	(0.30)	0.00	0.00	(0.30)

03/31/2018	9.58	0.23	(0.08)	0.15	(0.23)	(0.01)	(0.01)	(0.25)

PIMCO Total Return Fund IV
Institutional Class

03/31/2022	$10.96	$0.20	$(0.65)	$(0.45)	$(0.20)	$0.00	$0.00	$(0.20)

03/31/2021	10.85	0.23	0.11	0.34	(0.12)	0.00	(0.11)	(0.23)

03/31/2020	10.40	0.29	0.46	0.75	(0.30)	0.00	0.00	(0.30)

03/31/2019	10.26	0.27	0.15	0.42	(0.28)	0.00	0.00	(0.28)

03/31/2018	10.28	0.20	(0.03)	0.17	(0.14)	0.00	(0.05)	(0.19)
Class A

03/31/2022	10.96	0.16	(0.65)	(0.49)	(0.16)	0.00	0.00	(0.16)

03/31/2021	10.85	0.19	0.11	0.30	(0.08)	0.00	(0.11)	(0.19)

03/31/2020	10.40	0.25	0.46	0.71	(0.26)	0.00	0.00	(0.26)

03/31/2019	10.26	0.23	0.15	0.38	(0.24)	0.00	0.00	(0.24)

03/31/2018	10.28	0.16	(0.02)	0.14	(0.11)	0.00	(0.05)	(0.16)

PIMCO Total Return ESG Fund
Institutional Class

03/31/2022	$9.33	$0.20	$(0.62)	$(0.42)	$(0.20)	$(0.07)	$0.00	$(0.27)

03/31/2021	9.38	0.21	0.17	0.38	(0.23)	(0.20)	0.00	(0.43)

03/31/2020	9.04	0.27	0.39	0.66	(0.32)	0.00	0.00	(0.32)

03/31/2019	8.95	0.25	0.08	0.33	(0.24)	0.00	0.00	(0.24)

03/31/2018	9.00	0.20	(0.07)	0.13	(0.17)	0.00	(0.01)	(0.18)
I-2

03/31/2022	9.33	0.19	(0.62)	(0.43)	(0.19)	(0.07)	0.00	(0.26)

03/31/2021	9.38	0.20	0.17	0.37	(0.22)	(0.20)	0.00	(0.42)

03/31/2020	9.04	0.26	0.39	0.65	(0.31)	0.00	0.00	(0.31)

03/31/2019	8.95	0.24	0.08	0.32	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.00	0.19	(0.07)	0.12	(0.16)	0.00	(0.01)	(0.17)
Administrative Class

03/31/2022	9.33	0.18	(0.62)	(0.44)	(0.18)	(0.07)	0.00	(0.25)

03/31/2021	9.38	0.20	0.16	0.36	(0.21)	(0.20)	0.00	(0.41)

03/31/2020	9.04	0.24	0.40	0.64	(0.30)	0.00	0.00	(0.30)

03/31/2019	8.95	0.22	0.09	0.31	(0.22)	0.00	0.00	(0.22)

03/31/2018	9.00	0.17	(0.06)	0.11	(0.15)	0.00	(0.01)	(0.16)
Class A

03/31/2022	9.33	0.16	(0.61)	(0.45)	(0.17)	(0.07)	0.00	(0.24)

03/31/2021	9.38	0.16	0.18	0.34	(0.19)	(0.20)	0.00	(0.39)

02/03/2020 - 03/31/2020	9.49	0.03	(0.10)	(0.07)	(0.04)	0.00	0.00	(0.04)

30	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.56	(3.80)%	$3,607	1.66%	1.71%	1.66%	1.71%	0.21%	199%

10.98	7.46	4,385	1.67	1.72	1.66	1.71	0.69	385

10.28	(1.95)	4,788	1.67	1.72	1.66	1.71	1.83	345

10.72	2.72	8,203	1.79 (i)	1.81 (i)	1.75 (i)	1.77 (i)	1.39	294

10.61	5.01	3,910	1.87	1.87	1.85	1.85	2.19	154

$8.98	(4.28)%	$611,583	0.50%	0.50%	0.50%	0.50%	1.26%	293%

9.52	2.01	605,257	0.50	0.50	0.50	0.50	1.67	483

9.98	7.85	554,187	0.76	0.76	0.50	0.50	2.91	607

9.64	5.04	497,650	0.85	0.85	0.50	0.50	3.06	587

9.48	1.67	590,406	0.57	0.57	0.50	0.50	2.46	605

8.98	(4.38)	7,769	0.60	0.60	0.60	0.60	1.15	293

9.52	1.90	11,474	0.60	0.60	0.60	0.60	1.52	483

9.98	7.74	4,034	0.86	0.86	0.60	0.60	2.78	607

9.64	4.92	2,229	0.95	0.95	0.60	0.60	2.87	587

9.48	1.57	13,119	0.67	0.67	0.60	0.60	2.37	605

$10.31	(4.20)%	$316,993	0.50%	0.50%	0.50%	0.50%	1.80%	278%

10.96	3.13	449,336	0.52	0.52	0.50	0.50	2.08	403

10.85	7.22	415,646	0.80	0.80	0.50	0.50	2.68	401

10.40	4.15	556,025	0.69	0.69	0.50	0.50	2.62	579

10.26	1.66	1,491,956	0.53	0.53	0.50	0.50	1.93	489

10.31	(4.53)	14,481	0.85	0.85	0.85	0.85	1.45	278

10.96	2.77	17,292	0.87	0.87	0.85	0.85	1.73	403

10.85	6.85	15,733	1.15	1.15	0.85	0.85	2.30	401

10.40	3.79	10,748	1.04	1.04	0.85	0.85	2.32	579

10.26	1.31	11,334	0.88	0.88	0.85	0.85	1.59	489

$8.64	(4.61)%	$2,054,386	0.51%	0.51%	0.50%	0.50%	2.15%	184%

9.33	3.97	1,774,662	0.53	0.53	0.50	0.50	2.21	327

9.38	7.40	1,230,121	0.96	0.96	0.50	0.50	2.85	396

9.04	3.81	1,022,259	0.84	0.84	0.50	0.50	2.80	514

8.95	1.46	899,667	0.67	0.67	0.50	0.50	2.15	506

8.64	(4.71)	402,434	0.61	0.61	0.60	0.60	2.05	184

9.33	3.86	331,326	0.63	0.63	0.60	0.60	2.11	327

9.38	7.30	214,088	1.06	1.06	0.60	0.60	2.73	396

9.04	3.71	124,601	0.94	0.94	0.60	0.60	2.71	514

8.95	1.36	90,213	0.77	0.77	0.60	0.60	2.06	506

8.64	(4.85)	21,552	0.76	0.76	0.75	0.75	1.89	184

9.33	3.71	20,325	0.78	0.78	0.75	0.75	2.04	327

9.38	7.14	36,533	1.21	1.21	0.75	0.75	2.63	396

9.04	3.55	43,323	1.09	1.09	0.75	0.75	2.55	514

8.95	1.20	43,916	0.92	0.92	0.75	0.75	1.91	506

8.64	(4.99)	15,988	0.91	0.91	0.90	0.90	1.74	184

9.33	3.56	8,282	0.93	0.93	0.90	0.90	1.68	327

9.38	(0.79)	104	1.36 *	1.36 *	0.90 *	0.90 *	2.29 *	396

ANNUAL REPORT	|	MARCH 31, 2022	31

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Total Return ESG Fund (Cont.)
Class C

03/31/2022	$9.33	$0.09	$(0.61)	$(0.52)	$(0.10)	$(0.07)	$0.00	$(0.17)

03/31/2021	9.38	0.09	0.18	0.27	(0.12)	(0.20)	0.00	(0.32)

02/03/2020 - 03/31/2020	9.49	0.02	(0.11)	(0.09)	(0.02)	0.00	0.00	(0.02)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.
(f)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.55%.
(g)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.
(h)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.
(i)	Effective October 1, 2018, the Class’s Investment advisory fee was decreased by 0.15% to an annual rate of 0.25%.

32	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.64	(5.71)%	$847	1.66%		1.66%		1.65%		1.65%		1.00%		184%

9.33	2.80	523	1.68		1.68		1.65		1.65		0.95		327

9.38	(0.90)	12	2.11	*	2.11	*	1.65	*	1.65	*	1.52	*	396

ANNUAL REPORT	|	MARCH 31, 2022	33

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Assets:

Investments, at value
Investments in securities*	$3,835,872	$1,248,754	$2,511,703	$5,274,206	$783,701	$1,375,757
Investments in Affiliates	5,142	26,094	43,111	61,659	161	33,711
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,210	566	866	1,570	138	598
Over the counter	31,578	951	22,664	6,150	660	13,585
Cash	6,315	8,268	0	0	0	0
Deposits with counterparty	11,127	10,468	19,642	11,392	942	14,053
Foreign currency, at value	9,449	346	0	744	0	2,644
Receivable for investments sold	267,256	201,501	27,813	1,311,971	134	542
Receivable for TBA investments sold	177,704	2,853	2,021,652	21,682	29,791	31,706
Receivable for Fund shares sold	1,227	13	1,015	2,446	7,502	156
Interest and/or dividends receivable	16,949	1,615	3,805	32,352	3,527	6,356
Dividends receivable from Affiliates	1	24	8	68	0	43
Reimbursement receivable from PIMCO	21	0	0	0	0	0
Other assets	0	0	0	0	1	0
Total Assets	4,367,851	1,501,453	4,652,279	6,724,240	826,557	1,479,151

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,321	$552,726	$341,966	$2,979,649	$128,132	$0
Payable for sale-buyback transactions	0	0	0	0	0	0
Payable for short sales	188,844	2,785	674,431	21,167	28,986	14,187
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,843	2,373	453	5,410	566	2,205
Over the counter	51,017	1,815	18,378	10,724	1,088	19,623
Payable for investments purchased	294,176	204,364	25,344	10,733	0	6,988
Payable for investments in Affiliates purchased	1	24	8	68	0	43
Payable for TBA investments purchased	47,489	2,072	2,368,641	1,480	205	19,667
Deposits from counterparty	14,965	590	20,615	2,200	1,452	12,025
Payable for Fund shares redeemed	46,520	2,125	2,785	101,894	588	488
Distributions payable	331	0	415	373	33	212
Overdraft due to custodian	0	0	483	1,672	0	0
Accrued investment advisory fees	1,774	156	263	803	131	306
Accrued supervisory and administrative fees	871	159	332	815	159	257
Accrued distribution fees	14	0	13	1	9	0
Accrued servicing fees	53	0	58	6	18	0
Other liabilities	0	0	0	15	0	0
Total Liabilities	651,219	769,189	3,454,185	3,137,010	161,367	76,001

Net Assets	$3,716,632	$732,264	$1,198,094	$3,587,230	$665,190	$1,403,150

Net Assets Consist of:

Paid in capital	$4,271,006	$840,999	$1,316,951	$4,033,306	$967,821	$1,481,214
Distributable earnings (accumulated loss)	(554,374)	(108,735)	(118,857)	(446,076)	(302,631)	(78,064)

Net Assets	$3,716,632	$732,264	$1,198,094	$3,587,230	$665,190	$1,403,150

Cost of investments in securities	$3,951,331	$1,335,449	$2,573,214	$5,622,549	$880,843	$1,403,800
Cost of investments in Affiliates	$5,144	$26,452	$43,116	$62,614	$163	$34,174
Cost of foreign currency held	$9,304	$347	$0	$726	$0	$2,667
Proceeds received on short sales	$194,221	$2,853	$686,210	$21,682	$29,689	$14,225
Cost or premiums of financial derivative instruments, net	$6,129	$(313)	$(7,655)	$10,918	$147	$2,060

* Includes repurchase agreements of:	$262,926	$0	$1,012	$0	$2,949	$7,513

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$321,101	$11,862,060	$140,676	$738,279	$398,522	$3,356,572
3,450	79,179	2,630	45,568	3,887	0

76	16,415	216	105	287	1,695
2,490	211,254	1,820	0	953	7,264
0	0	0	1	0	0
1,692	26,292	1,976	3,466	2,212	26,317
0	1,109	342	0	611	4,364
1,106	6,705	3,386	10	879	36,604
161,010	6,991,948	5,530	264,430	113,955	829,775
130	10,506	69	317	1,120	1,429
537	26,893	410	2,856	1,644	17,037
0	20	1	33	3	0
0	3	6	0	0	0
0	0	0	0	0	0
491,592	19,232,384	157,062	1,055,065	524,073	4,281,057

$2,641	$1,861,363	$0	$1,046	$0	$385,561
0	15,506	0	0	865	1,730
30,910	1,992,215	6,579	17,609	0	6,951

64	18,056	105	252	584	6,056
2,525	163,837	1,990	1,333	812	12,972
3,430	23,525	1,967	5,788	0	4,709
0	20	1	33	3	0
253,538	7,288,365	1,286	408,731	187,782	1,349,043
1,719	132,648	744	127	1,296	4,817
775	52,674	101	383	641	11,814
8	2,167	2	142	0	229
2	55	0	0	468	827
43	2,275	31	134	72	529
49	1,806	44	135	73	565
1	19	3	0	0	5
7	46	6	0	3	4
0	0	0	0	0	38
295,712	11,554,577	12,859	435,713	192,599	1,785,850

$195,880	$7,677,807	$144,203	$619,352	$331,474	$2,495,207

$215,885	$8,041,710	$148,177	$667,028	$354,603	$2,683,079
(20,005)	(363,903)	(3,974)	(47,676)	(23,129)	(187,872)

$195,880	$7,677,807	$144,203	$619,352	$331,474	$2,495,207

$327,565	$12,317,561	$142,313	$765,703	$413,235	$3,524,285
$3,450	$79,181	$2,668	$45,994	$3,931	$0
$0	$1,101	$351	$0	$617	$4,367
$31,393	$2,019,840	$6,714	$17,710	$0	$6,969
$(798)	$(63,267)	$(2,223)	$520	$244	$(257)

$2,386	$88,846	$37,771	$4,981	$0	$1,413

ANNUAL REPORT	|	MARCH 31, 2022	35

Statements of Assets and Liabilities	(Cont.)

	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Net Assets:

Institutional Class	$3,128,636	$695,468	$541,861	$3,459,023	$517,558	$1,399,413
I-2	330,748	36,796	386,422	99,612	65,785	3,737
I-3	9,557	N/A	2,708	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A
Class A	222,905	N/A	247,080	26,529	68,558	N/A
Class C	19,276	N/A	20,023	2,066	13,289	N/A
Class R	5,510	N/A	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	304,904	123,292	51,294	379,733	107,489	142,322
I-2	32,235	6,524	36,580	10,936	13,663	380
I-3	931	N/A	256	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A
Class A	21,724	N/A	23,390	2,912	14,239	N/A
Class C	1,879	N/A	1,895	227	2,760	N/A
Class R	537	N/A	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.26	$5.64	$10.56	$9.11	$4.81	$9.83
I-2	10.26	5.64	10.56	9.11	4.81	9.83
I-3	10.26	N/A	10.56	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A
Class A	10.26	N/A	10.56	9.11	4.81	N/A
Class C	10.26	N/A	10.56	9.11	4.81	N/A
Class R	10.26	N/A	N/A	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

36	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$144,523	$5,631,928	$81,791	$611,583	$316,993	$2,054,386
17,815	1,756,926	35,225	7,769	N/A	402,434
2,669	70,707	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	21,552
29,663	187,669	23,580	N/A	14,481	15,988
1,210	30,577	3,607	N/A	N/A	847
N/A	N/A	N/A	N/A	N/A	N/A

14,405	536,437	7,747	68,099	30,754	237,802
1,776	167,351	3,337	865	N/A	46,582
266	6,735	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	2,495
2,956	17,876	2,233	N/A	1,405	1,851
121	2,913	342	N/A	N/A	98
N/A	N/A	N/A	N/A	N/A	N/A

$10.03	$10.50	$10.56	$8.98	$10.31	$8.64
10.03	10.50	10.56	8.98	N/A	8.64
10.03	10.50	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	8.64
10.03	10.50	10.56	N/A	10.31	8.64
10.03	10.50	10.56	N/A	N/A	8.64
N/A	N/A	N/A	N/A	N/A	N/A

ANNUAL REPORT	|	MARCH 31, 2022	37

Statements of Operations

Year Ended March 31, 2022
(Amounts in thousands†)	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Investment Income:

Interest, net of foreign taxes*	$161,719	$34,026	$22,259	$157,188	$17,509	$29,126
Dividends	1,188	0	0	2,205	0	907
Dividends from Investments in Affiliates	3,022	237	332	4,179	3	887
Total Income	165,929	34,263	22,591	163,572	17,512	30,920

Expenses:

Investment advisory fees	22,467	2,539	4,107	9,700	1,693	3,792
Supervisory and administrative fees	11,012	2,561	5,182	9,863	2,051	3,190
Distribution and/or servicing fees - Administrative Class	N/A	N/A	N/A	N/A	15	N/A
Distribution and/or servicing fees - Class A	624	N/A	765	80	200	N/A
Distribution and/or servicing fees - Class C	246	N/A	290	28	135	N/A
Distribution and/or servicing fees - Class R	30	N/A	N/A	N/A	N/A	N/A
Trustee fees	22	6	10	20	4	8
Interest expense	34	392	313	1,138	104	17
Miscellaneous expense	203	0	0	2	0	9
Total Expenses	34,638	5,498	10,667	20,831	4,202	7,016
Waiver and/or Reimbursement by PIMCO	(19)	0	(1)	0	0	0
Net Expenses	34,619	5,498	10,666	20,831	4,202	7,016

Net Investment Income (Loss)	131,310	28,765	11,925	142,741	13,310	23,904

Net Realized Gain (Loss):

Investments in securities	22,206	(15,701)	(41,677)	(126,359)	(91,777)	2,966
Investments in Affiliates	(1,294)	16	(218)	(3,992)	0	(359)
Exchange-traded or centrally cleared financial derivative instruments	(63,990)	9,998	2,748	38,073	14,039	(27,952)
Over the counter financial derivative instruments	26,725	1,055	16,067	7,767	465	6,446
Short sales	(457)	0	0	0	0	0
Foreign currency	1,064	(63)	0	(471)	0	(1,102)

Net Realized Gain (Loss)	(15,746)	(4,695)	(23,080)	(84,982)	(77,273)	(20,001)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(201,896)	12,369	(73,357)	(196,463)	53,530	(49,193)
Investments in Affiliates	(812)	(401)	13	(1,095)	(2)	(713)
Exchange-traded or centrally cleared financial derivative instruments	(40,652)	7,610	14,594	36,031	(12,154)	(9,166)
Over the counter financial derivative instruments	(20,790)	(755)	5,158	(4,820)	(412)	(11,727)
Short sales	1,226	0	0	0	0	0
Foreign currency assets and liabilities	1,023	(21)	0	(134)	0	65

Net Change in Unrealized Appreciation (Depreciation)	(261,901)	18,802	(53,592)	(166,481)	40,962	(70,734)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(146,337)	$42,872	$(64,747)	$(108,722)	$(23,001)	$(66,831)

* Foreign tax withholdings	$203	$0	$0	$15	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$4,738	$284,034	$2,824	$10,897	$8,634	$63,095
0	0	4	0	0	0
42	3,119	92	636	297	0
4,780	287,153	2,920	11,533	8,931	63,095

524	26,210	392	1,641	970	5,929
611	20,554	560	1,651	986	6,350
N/A	N/A	N/A	5	N/A	56
83	428	67	N/A	42	44
33	313	39	N/A	N/A	8
N/A	N/A	N/A	N/A	N/A	N/A
1	39	1	4	2	12
5	2,015	2	1	6	263
0	9	8	0	0	1
1,257	49,568	1,069	3,302	2,006	12,663
(2)	(28)	(79)	0	0	0
1,255	49,540	990	3,302	2,006	12,663

3,525	237,613	1,930	8,231	6,925	50,432

(4,278)	43,227	708	(3,165)	487	(18,272)
(27)	(3,133)	(4)	(233)	(230)	0
(142)	4,085	(325)	(4,775)	(395)	13,887
1,713	112,368	1,450	189	2,511	18,928
(2)	1,625	38	0	0	0
0	1,913	242	0	354	(4,381)

(2,736)	160,085	2,109	(7,984)	2,727	10,162

(11,861)	(533,392)	(4,131)	(27,151)	(18,662)	(172,288)
2	12	(40)	(540)	(45)	0
2,575	65,450	(4,164)	(138)	(1,552)	(2,083)
221	28,724	(307)	(903)	(2,009)	(10,475)
55	2,734	13	0	0	0
0	(1,149)	(8)	0	(108)	56

(9,008)	(437,621)	(8,637)	(28,732)	(22,376)	(184,790)

$(8,219)	$(39,923)	$(4,598)	$(28,485)	$(12,724)	$(124,196)

$0	$0	$0	$0	$1	$26

ANNUAL REPORT	|	MARCH 31, 2022	39

Statements of Changes in Net Assets

	PIMCO Dynamic Bond Fund		PIMCO Extended Duration Fund		PIMCO GNMA and Government Securities Fund		PIMCO Long Duration Total Return Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$131,310	$128,569	$28,765	$36,752	$11,925	$18,737	$142,741	$132,727
Net realized gain (loss)	(15,746)	(18,730)	(4,695)	396,764	(23,080)	32,341	(84,982)	454,049
Net change in unrealized appreciation (depreciation)	(261,901)	263,895	18,802	(661,964)	(53,592)	(7,746)	(166,481)	(531,615)

Net Increase (Decrease) in Net Assets Resulting from Operations	(146,337)	373,734	42,872	(228,448)	(64,747)	43,332	(108,722)	55,161

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(63,012)	(91,939)	(187,862)	(182,470)	(16,769)	(17,482)	(247,987)	(413,516)
I-2	(6,311)	(9,817)	(7,260)	(8,151)	(12,024)	(15,784)	(7,027)	(13,072)
I-3	(128)	(203)	N/A	N/A	(64)	(166)	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	(3,627)	(6,824)	N/A	N/A	(5,811)	(5,462)	(1,880)	(6,306)
Class C	(177)	(1,136)	N/A	N/A	(320)	(499)	(131)	(431)
Class R	(71)	(137)	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	0	0	0	0	0
I-2	0	0	0	0	0	0	0	0
I-3	0	0	N/A	N/A	0	0	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	0	0	N/A	N/A	0	0	0	0
Class C	0	0	N/A	N/A	0	0	0	0
Class R	0	0	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(b)	(73,326)	(110,056)	(195,122)	(190,621)	(34,988)	(39,393)	(257,025)	(433,325)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	61,103	232,367	(194,224)	63,963	(853,586)	577,020	777,277	272,962

Total Increase (Decrease) in Net Assets	(158,560)	496,045	(346,474)	(355,106)	(953,321)	580,959	411,530	(105,202)

Net Assets:

Beginning of year	3,875,192	3,379,147	1,078,738	1,433,844	2,151,415	1,570,456	3,175,700	3,280,902
End of year	$3,716,632	$3,875,192	$732,264	$1,078,738	$1,198,094	$2,151,415	$3,587,230	$3,175,700

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Administrative Class Shares liquidated at the close of business on March 18, 2022.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

40	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Long-Term U.S. Government Fund			PIMCO Moderate Duration Fund		PIMCO Mortgage-Backed Securities Fund		PIMCO Mortgage Opportunities and Bond Fund

Year Ended March 31, 2022		Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

$13,310		$16,614	$23,904	$24,830	$3,525	$3,705	$237,613	$208,363
(77,273)		198,061	(20,001)	60,259	(2,736)	967	160,085	(44,227)
40,962		(328,655)	(70,734)	(26,422)	(9,008)	3,100	(437,621)	371,565

(23,001)		(113,980)	(66,831)	58,667	(8,219)	7,772	(39,923)	535,701

(43,165)		(114,964)	(18,717)	(66,517)	(3,736)	(3,225)	(215,249)	(196,395)
(4,595)		(22,071)	(43)	(232)	(551)	(687)	(51,275)	(36,936)
N/A		N/A	N/A	N/A	(105)	(71)	(2,047)	(1,435)
(396	)(a)	(2,199)	N/A	N/A	N/A	N/A	N/A	N/A
(5,041)		(26,526)	N/A	N/A	(704)	(852)	(5,646)	(6,092)
(718)		(4,586)	N/A	N/A	(37)	(203)	(794)	(961)
N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A

0		0	(1,468)	0	0	0	0	0
0		0	(4)	0	0	0	0	0
N/A		N/A	N/A	N/A	0	0	0	0
0	(a)	0	N/A	N/A	N/A	N/A	N/A	N/A
0		0	N/A	N/A	0	0	0	0
0		0	N/A	N/A	0	0	0	0
N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A

(53,915)		(170,346)	(20,232)	(66,749)	(5,133)	(5,038)	(275,011)	(241,819)

(28,169)		377,109	48,314	1,359	(3,295)	35,806	909,626	1,495,842

(105,085)		92,783	(38,749)	(6,723)	(16,647)	38,540	594,692	1,789,724

770,275		677,492	1,441,899	1,448,622	212,527	173,987	7,083,115	5,293,391
$665,190		$770,275	$1,403,150	$1,441,899	$195,880	$212,527	$7,677,807	$7,083,115

ANNUAL REPORT	|	MARCH 31, 2022	41

Statements of Changes in Net Assets	(Cont.)

	PIMCO Strategic Bond Fund		PIMCO Total Return Fund II			PIMCO Total Return Fund IV		PIMCO Total Return ESG Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022		Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,930	$1,996	$8,231		$10,065	$6,925	$9,465	$50,432	$39,189
Net realized gain (loss)	2,109	(393)	(7,984)		13,331	2,727	2,167	10,162	25,933
Net change in unrealized appreciation (depreciation)	(8,637)	7,577	(28,732)		(13,225)	(22,376)	1,293	(184,790)	(17,378)

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,598)	9,180	(28,485)		10,171	(12,724)	12,925	(124,196)	47,744

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(892)	(956)	(9,393)		(39,132)	(6,730)	(4,842)	(57,950)	(67,426)
I-2	(437)	(563)	(130)		(812)	N/A	N/A	(11,434)	(12,088)
I-3	N/A	N/A	N/A		N/A	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	(24	)(a)	(266)	N/A	N/A	(609)	(881)
Class A	(187)	(356)	N/A		N/A	(247)	(130)	(443)	(168)
Class C	(1)	(30)	N/A		N/A	N/A	N/A	(14)	(10)
Class R	N/A	N/A	N/A		N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	(55)		(391)	0	(4,245)	0	0
I-2	0	0	(1)		(8)	N/A	N/A	0	0
I-3	N/A	N/A	N/A		N/A	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	0	(a)	(6)	N/A	N/A	0	0
Class A	0	0	N/A		N/A	0	(167)	0	0
Class C	0	0	N/A		N/A	N/A	N/A	0	0
Class R	N/A	N/A	N/A		N/A	N/A	N/A	N/A	N/A

Total Distributions(b)	(1,517)	(1,905)	(9,603)		(40,615)	(6,977)	(9,384)	(70,450)	(80,573)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	3,297	29,614	38,312		79,563	(115,453)	31,708	554,735	687,089

Total Increase (Decrease) in Net Assets	(2,818)	36,889	224		49,119	(135,154)	35,249	360,089	654,260

Net Assets:

Beginning of year	147,021	110,132	619,128		570,009	466,628	431,379	2,135,118	1,480,858
End of year	$144,203	$147,021	$619,352		$619,128	$331,474	$466,628	$2,495,207	$2,135,118

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Administrative Class Shares liquidated at the close of business on March 18, 2022.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

42	PIMCO BOND FUNDS	See Accompanying Notes

Statements of Cash Flows

Year Ended March 31, 2022
(Amounts in thousands†)	PIMCO Extended Duration Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Mortgage Opportunities and Bond Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$42,872	$(108,722)	$(23,001)	$(39,923)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,140,671)	(4,112,357)	(965,590)	(92,722,089)
Proceeds from sales of long-term securities	1,687,303	3,603,369	1,416,858	92,624,759
(Purchases) Proceeds from sales of short-term portfolio investments, net	(6,615)	(11,786)	(2,952)	81,666
(Increase) decrease in deposits with counterparty	(2,863)	(5,112)	232	(19,017)
(Increase) decrease in receivable for investments sold	(189,097)	(592,583)	122,359	4,194,996
(Increase) decrease in interest and/or dividends receivable	1,865	(2,925)	301	(1,087)
(Increase) decrease in dividends receivable from Affiliates	(5)	(17)	0	1
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	20,055	79,916	2,831	72,091
Proceeds from (Payments on) over the counter financial derivative instruments	1,202	8,000	420	126,359
(Increase) decrease in reimbursement receivable from PIMCO	0	0	0	(1)
Increase (decrease) in payable for investments purchased	175,789	(116,697)	(112,464)	(6,229,480)
Increase (decrease) in deposits from counterparty	0	(1,772)	509	86,542
Increase (decrease) in accrued investment advisory fees	(65)	137	(13)	200
Increase (decrease) in accrued supervisory and administrative fees	(64)	134	(16)	187
Increase (decrease) in accrued distribution fees	0	(1)	(2)	(1)
Increase (decrease) in accrued servicing fees	0	(3)	(5)	3
Proceeds from (Payments on) short sales transactions, net	2,853	(7,903)	(10,330)	541,654
Proceeds from (Payments on) foreign currency transactions	(84)	(605)	0	764
Increase (decrease) in other liabilities	0	15	0	0
Net Realized (Gain) Loss
Investments in securities	15,701	126,359	91,777	(43,227)
Investments in Affiliates	(16)	3,992	0	3,133
Exchange-traded or centrally cleared financial derivative instruments	(9,998)	(38,073)	(14,039)	(4,085)
Over the counter financial derivative instruments	(1,055)	(7,767)	(465)	(112,368)
Short sales	0	0	0	(1,625)
Foreign currency	63	471	0	(1,913)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(12,369)	196,463	(53,530)	533,392
Investments in Affiliates	401	1,095	2	(12)
Exchange-traded or centrally cleared financial derivative instruments	(7,610)	(36,031)	12,154	(65,450)
Over the counter financial derivative instruments	755	4,820	412	(28,724)
Short sales	0	0	0	(2,734)
Foreign currency assets and liabilities	21	134	0	1,149
Net amortization (accretion) on investments	(23,502)	(11,108)	(1,808)	94,073

Net Cash Provided by (Used for) Operating Activities	554,866	(1,028,557)	463,640	(910,767)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	652,283	1,599,987	710,209	3,795,818
Payments on shares redeemed	(1,039,578)	(957,657)	(793,257)	(3,131,136)
Increase (decrease) in overdraft due to custodian	0	1,672	0	55
Cash distributions paid*	(10)	(7,439)	(1,473)	(24,180)
Proceeds from reverse repurchase agreements	50,357,895	196,184,873	7,221,551	25,625,459
Payments on reverse repurchase agreements	(50,389,981)	(195,466,150)	(7,548,482)	(25,379,445)
Proceeds from sale-buyback transactions	10,716,114	8,416,214	4,575,452	35,159,621
Payments on sale-buyback transactions	(10,847,300)	(8,747,685)	(4,630,114)	(35,151,086)

Net Cash Received from (Used for) Financing Activities	(550,577)	1,023,815	(466,114)	895,106

Net Increase (Decrease) in Cash and Foreign Currency	4,289	(4,742)	(2,474)	(15,661)

Cash and Foreign Currency:

Beginning of year	4,325	5,486	2,474	16,770
End of year	$8,614	$744	$0	$1,109

* Reinvestment of distributions	$195,112	$249,413	$52,459	$250,311

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$416	$1,077	$110	$1,444

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year or period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	|	MARCH 31, 2022	43

Schedule of Investments	PIMCO Dynamic Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.2%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$6,000	$6,088

Adient U.S. LLC
3.707% (LIBOR03M + 3.250%) due 04/10/2028 ~		1,985	1,959

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~		2,000	1,983

Brookfield Retail Holdings
2.957% (LIBOR03M + 2.500%) due 08/27/2025 ~		2,501	2,447

Caesars Resort Collection LLC
3.207% (LIBOR03M + 2.750%) due 12/23/2024 ~		1,387	1,382
3.957% (LIBOR03M + 3.500%) due 07/21/2025 ~		9,485	9,445

Carnival Corp.
3.750% (LIBOR03M + 3.000%) due 06/30/2025 ~		3,054	2,982

CommScope, Inc.
3.707% (LIBOR03M + 3.250%) due 04/06/2026 ~		4,432	4,334

Hertz Corp.
3.707% (LIBOR03M + 3.250%) due 06/30/2028 ~		2,857	2,842

Intelsat Jackson Holdings SA
4.920% due 02/01/2029		477	470

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		3,491	3,465
3.750% due 12/15/2027		6,413	6,353

MPH Acquisition Holdings LLC
4.758% (LIBOR03M + 4.250%) due 09/01/2028 ~		4,788	4,664

Organon & Co.
3.563% (LIBOR03M + 3.000%) due 06/02/2028 ~		2,700	2,688

RegionalCare Hospital Partners Holdings, Inc.
4.197% (LIBOR03M + 3.750%) due 11/16/2025 ~		5,618	5,591

Scientific Games International, Inc.
3.207% (LIBOR03M + 2.750%) due 08/14/2024 ~		796	793

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		1,000	1,035

Sound United
6.250% (LIBOR03M + 5.500%) due 04/28/2028 ~		5,135	5,129

Spa Holdings 3 Oy
4.500% (LIBOR03M + 3.750%) due 02/04/2028 ~		1,683	1,646

U.S. Foods, Inc.
3.258% (LIBOR03M + 2.750%) due 11/22/2028 ~		4,900	4,844

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		1,888	1,869

Zayo Group Holdings, Inc.
3.457% (LIBOR03M + 3.000%) due 03/09/2027 ~		7,680	7,484

Total Loan Participations and Assignments (Cost $80,008)			79,493

CORPORATE BONDS & NOTES 24.7%

BANKING & FINANCE 14.8%

ADLER Real Estate AG
3.000% due 04/27/2026	EUR	200	202

AerCap Ireland Capital DAC
3.300% due 01/30/2032		$3,700	3,341

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ambac Assurance Corp.
5.100% due 12/31/2099 (i)		$1	$1

American Assets Trust LP
3.375% due 02/01/2031		2,100	1,979

American Tower Corp.
3.650% due 03/15/2027 (b)		4,000	3,992
4.050% due 03/15/2032 (b)		700	703

Aviation Capital Group LLC
5.500% due 12/15/2024		1,400	1,442

Avolon Holdings Funding Ltd.
2.125% due 02/21/2026		400	366
2.528% due 11/18/2027		9	8
4.250% due 04/15/2026		1,200	1,185

Banca Monte dei Paschi di Siena SpA
3.625% due 09/24/2024	EUR	900	965
5.375% due 01/18/2028 •		2,500	1,830

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(i)(j)		1,800	2,062

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	5,900	1,545

Banco Santander SA
1.849% due 03/25/2026		$5,000	4,680
2.958% due 03/25/2031		4,600	4,258
4.175% due 03/24/2028 •		5,000	5,029

Bank of America Corp.
1.219% (US0003M + 0.960%) due 07/23/2024 ~		3,700	3,719
3.384% due 04/02/2026 •		2,700	2,698
3.550% due 03/05/2024 •		5,100	5,132
4.125% due 01/22/2024		11,000	11,296

Barclays PLC
2.894% due 11/24/2032 •		4,400	3,996
3.330% due 11/24/2042 •		4,300	3,747
3.650% due 03/16/2025		1,100	1,105
4.337% due 01/10/2028		800	814
4.338% due 05/16/2024 •		300	305
4.375% due 01/12/2026		900	920
4.375% due 03/15/2028 •(i)(j)		2,400	2,120
4.836% due 05/09/2028		350	358
4.972% due 05/16/2029 •		1,900	1,990
7.750% due 09/15/2023 •(i)(j)		6,700	6,962
7.875% due 09/15/2022 •(i)(j)	GBP	200	268

Blue Owl Finance LLC
3.125% due 06/10/2031		$1,900	1,620

BNP Paribas SA
1.904% due 09/30/2028 •		3,200	2,870
2.159% due 09/15/2029 •		6,400	5,703
2.871% due 04/19/2032 •		2,000	1,823
4.400% due 08/14/2028		6,000	6,113

Citigroup, Inc.
1.218% (US0003M + 0.960%) due 04/25/2022 ~		1,800	1,800
3.057% due 01/25/2033 •(k)		2,400	2,245
3.290% due 03/17/2026 •(k)		2,500	2,493
3.785% due 03/17/2033 •(k)		5,200	5,161
4.044% due 06/01/2024 •		6,500	6,585

Cooperatieve Rabobank UA
1.826% (US0003M + 0.860%) due 09/26/2023 ~		2,600	2,620

Corebridge Financial, Inc.
3.650% due 04/05/2027 (b)		3,300	3,295
3.850% due 04/05/2029 (b)		2,600	2,598

CPI Property Group SA
1.500% due 01/27/2031	EUR	6,514	5,956
1.625% due 04/23/2027		100	102
2.750% due 05/12/2026		1,600	1,774
2.750% due 01/22/2028	GBP	2,400	2,937

Credit Suisse AG
6.500% due 08/08/2023 (j)		$11,393	11,709

Credit Suisse Group AG
3.091% due 05/14/2032 •		3,250	2,936
3.750% due 03/26/2025		14,975	14,931
4.194% due 04/01/2031 •		1,000	988
6.375% due 08/21/2026 •(i)(j)		1,200	1,187
7.125% due 07/29/2022 •(i)(j)		200	201
7.250% due 09/12/2025 •(i)(j)		200	202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 07/17/2023 •(i)(j)		$1,800	$1,832
7.500% due 12/11/2023 •(i)(j)		5,500	5,703

Cromwell Ereit Lux Finco SARL
2.125% due 11/19/2025	EUR	4,500	4,872

CTP NV
0.625% due 09/27/2026		1,000	1,007

Deutsche Bank AG
0.898% due 05/28/2024 (k)		$2,100	2,001
1.625% due 01/20/2027	EUR	1,000	1,078
1.750% due 11/19/2030 •		600	622
2.129% due 11/24/2026 •(k)		$1,000	928
3.547% due 09/18/2031 •		5,600	5,289
3.729% due 01/14/2032 •(k)		1,700	1,519
3.961% due 11/26/2025 •		6,500	6,501
4.100% due 01/13/2026		1,500	1,510
5.882% due 07/08/2031 •		1,700	1,765

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		1,380	1,371

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		834	828

Equinix, Inc.
0.250% due 03/15/2027	EUR	1,400	1,434
3.900% due 04/15/2032 (b)		$2,500	2,487

Erste Group Bank AG
6.500% due 04/15/2024 •(i)(j)	EUR	2,200	2,563

Extra Space Storage LP
2.350% due 03/15/2032		$1,300	1,143

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		2,900	2,986

Ford Motor Credit Co. LLC
1.741% (US0003M + 1.235%) due 02/15/2023 ~		7,900	7,841
3.021% due 03/06/2024	EUR	100	112
3.375% due 11/13/2025		$2,500	2,446
3.550% due 10/07/2022		3,700	3,706
3.664% due 09/08/2024		1,428	1,413
4.535% due 03/06/2025	GBP	600	790
5.125% due 06/16/2025		$200	204

Goldman Sachs Group, Inc.
2.640% due 02/24/2028 •		4,100	3,925
3.000% due 03/15/2024		2,100	2,098
3.615% due 03/15/2028 •		4,600	4,599
3.691% due 06/05/2028 •		16,100	16,137

HSBC Holdings PLC
2.633% due 11/07/2025 •		5,400	5,270
2.871% due 11/22/2032 •		5,700	5,188
2.999% due 03/10/2026 •		1,500	1,472
4.300% due 03/08/2026		400	411
4.583% due 06/19/2029 •		5,600	5,770
4.600% due 12/17/2030 •(i)(j)		2,800	2,506
5.875% due 09/28/2026 •(i)(j)	GBP	6,200	8,195
6.250% due 03/23/2023 •(i)(j)		$200	203

Huarong Finance Co. Ltd.
3.625% due 09/30/2030		1,800	1,584
3.875% due 11/13/2029		400	364
4.250% due 11/07/2027		1,300	1,240
4.500% due 05/29/2029		2,100	1,989
4.750% due 04/27/2027		2,400	2,352
4.950% due 11/07/2047		2,800	2,254

Hyundai Capital Services, Inc.
0.750% due 09/15/2023		2,600	2,515

ING Groep NV
4.017% due 03/28/2028 •		3,500	3,523

Intelsat Jackson Holdings SA
8.500% due 10/15/2024 «		2,300	0

Intesa Sanpaolo SpA
3.250% due 09/23/2024		5,800	5,748
7.750% due 01/11/2027 •(i)(j)	EUR	1,700	2,095

JPMorgan Chase & Co.
2.947% due 02/24/2028 •		$8,200	8,011
2.963% due 01/25/2033 •		6,900	6,512
3.220% due 03/01/2025 •		4,000	4,016
4.005% due 04/23/2029 •		500	512

Lincoln Financing SARL
3.625% due 04/01/2024	EUR	3,100	3,431

44	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
3.500% due 04/01/2026 •	EUR	2,400	$2,812
3.750% due 03/18/2028 •		$1,900	1,897
4.450% due 05/08/2025		10,500	10,769
4.947% due 06/27/2025 •(i)(j)	EUR	1,000	1,145

MGM Growth Properties Operating Partnership LP
5.625% due 05/01/2024		$1,000	1,031

Mizuho Financial Group, Inc.
3.261% due 05/22/2030 •		3,800	3,688

Morgan Stanley
1.559% (US0003M + 1.220%) due 05/08/2024 ~		1,300	1,309
2.630% due 02/18/2026 •		3,200	3,141
2.943% due 01/21/2033 •		3,600	3,380

Morgan Stanley Domestic Holdings, Inc.
4.500% due 06/20/2028		5,000	5,195

MPT Operating Partnership LP
0.993% due 10/15/2026	EUR	1,400	1,446
2.550% due 12/05/2023	GBP	3,600	4,683
3.375% due 04/24/2030		800	987
3.692% due 06/05/2028		2,750	3,515

Nationwide Building Society
3.766% due 03/08/2024 •		$10,400	10,462
4.302% due 03/08/2029 •		13,500	13,607
4.363% due 08/01/2024 •		5,000	5,079

Natwest Group PLC
4.519% due 06/25/2024 •		600	609
4.892% due 05/18/2029 •		2,200	2,290
5.125% due 05/12/2027 •(i)(j)	GBP	1,700	2,208
8.000% due 08/10/2025 •(i)(j)		$900	979

Nissan Motor Acceptance Co. LLC
1.125% due 09/16/2024		600	562
1.850% due 09/16/2026		1,100	987
2.450% due 09/15/2028		600	525

OneMain Finance Corp.
5.625% due 03/15/2023		1,200	1,224
6.125% due 03/15/2024		4,850	4,977

Park Intermediate Holdings LLC
7.500% due 06/01/2025		4,200	4,374

Piper Sandler Cos.
5.200% due 10/15/2023		3,600	3,583

Public Storage
0.500% due 09/09/2030	EUR	4,500	4,346

QBE Insurance Group Ltd.
7.500% due 11/24/2043 •(j)		$17,650	18,621

RLJ Lodging Trust LP
4.000% due 09/15/2029		1,100	1,019

Santander Holdings USA, Inc.
3.244% due 10/05/2026		2,400	2,343

Santander U.K. Group Holdings PLC
3.823% due 11/03/2028 •		650	640

SBA Communications Corp.
3.875% due 02/15/2027		2,100	2,051

Sirius Real Estate Ltd.
1.125% due 06/22/2026	EUR	1,900	1,956

SMBC Aviation Capital Finance DAC
2.300% due 06/15/2028		$2,000	1,776
4.125% due 07/15/2023		1,500	1,505

Societe Generale SA
7.875% due 12/18/2023 •(i)(j)		600	629

Standard Chartered PLC
7.750% due 04/02/2023 •(i)(j)		600	623

Sumitomo Mitsui Financial Group, Inc.
2.222% due 09/17/2031		4,800	4,254

UBS AG
7.625% due 08/17/2022 (j)		35,100	35,631

UBS Group AG
4.375% due 02/10/2031 •(i)(j)		800	724

UniCredit SpA
7.830% due 12/04/2023		14,700	15,629
9.250% due 06/03/2022 •(i)(j)	EUR	400	449

Ursa Re II Ltd.
4.258% (T-BILL 3MO + 3.750%) due 12/07/2027 ~		$7,000	6,993

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Virgin Money U.K. PLC
3.375% due 04/24/2026 •	GBP	300	$393
4.000% due 09/25/2026 •		1,500	2,005
4.000% due 09/03/2027 •		300	402

Wells Fargo & Co.
3.526% due 03/24/2028 •		$9,700	9,688
3.584% due 05/22/2028 •		4,950	4,948

Weyerhaeuser Co.
4.000% due 04/15/2030		5,100	5,258

			551,085

INDUSTRIALS 8.0%

Air Canada
4.625% due 08/15/2029	CAD	800	603

Altice France Holding SA
4.000% due 02/15/2028 (m)	EUR	2,200	2,096

Altice France SA
4.250% due 10/15/2029		2,700	2,718
5.500% due 10/15/2029		$2,800	2,516

American Airlines Pass-Through Trust
3.150% due 08/15/2033		446	420
3.350% due 04/15/2031		1,783	1,714
3.375% due 11/01/2028		271	261
3.575% due 07/15/2029		591	562
3.650% due 02/15/2029		758	736
3.700% due 04/01/2028		1,376	1,331

American Airlines, Inc.
5.500% due 04/20/2026		1,900	1,917
5.750% due 04/20/2029		500	499

Bayer U.S. Finance LLC
4.250% due 12/15/2025		2,200	2,240

BCP Modular Services Finance PLC
4.750% due 11/30/2028	EUR	6,000	6,374

Becton Dickinson Euro Finance SARL
0.334% due 08/13/2028		4,500	4,562

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	7,600	9,249

BK LC Lux Finco1 SARL
5.250% due 04/30/2029	EUR	5,800	6,326

Boeing Co.
1.950% due 02/01/2024		$4,400	4,305

Broadcom, Inc.
3.137% due 11/15/2035		5	4
4.000% due 04/15/2029 (b)		3,100	3,098
4.110% due 09/15/2028		21	21
4.150% due 04/15/2032 (b)		3,600	3,592

Caesars Entertainment, Inc.
6.250% due 07/01/2025		1,200	1,240

Caesars Resort Collection LLC
5.750% due 07/01/2025		1,800	1,839

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028		1,200	1,174

Carnival Corp.
4.000% due 08/01/2028		4,900	4,563
10.500% due 02/01/2026		300	334

CCO Holdings LLC
5.000% due 02/01/2028		2,900	2,875

CDI Escrow Issuer, Inc.
5.750% due 04/01/2030 (b)		2,100	2,124

Centene Corp.
4.250% due 12/15/2027		1,700	1,708

Charter Communications Operating LLC
3.500% due 06/01/2041		2,200	1,834
4.464% due 07/23/2022		600	602
4.500% due 02/01/2024		600	614
4.908% due 07/23/2025		15,700	16,296

Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027		9,500	10,138
5.875% due 03/31/2025		1,800	1,901

Chesapeake Energy Corp.
5.500% due 02/01/2026		700	718
5.875% due 02/01/2029		300	310

Community Health Systems, Inc.
5.625% due 03/15/2027		1,300	1,326

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(c)(d)		$2,849	$965

Coty, Inc.
3.875% due 04/15/2026	EUR	3,500	3,776
4.750% due 01/15/2029		$7,200	6,732
5.000% due 04/15/2026		3,600	3,512

CVS Health Corp.
3.500% due 07/20/2022		500	501

DAE Funding LLC
1.550% due 08/01/2024		3,400	3,214
1.625% due 02/15/2024		2,500	2,395
2.625% due 03/20/2025		3,400	3,239

Delta Air Lines, Inc.
4.500% due 10/20/2025		1,300	1,309
7.000% due 05/01/2025		700	750
7.375% due 01/15/2026		6,900	7,501

DISH DBS Corp.
5.250% due 12/01/2026		1,200	1,145
5.750% due 12/01/2028		4,200	3,982

EQT Corp.
6.625% due 02/01/2025		2,300	2,432

Exela Intermediate LLC
11.500% due 07/15/2026		944	451

Expedia Group, Inc.
6.250% due 05/01/2025		484	518

FactSet Research Systems, Inc.
2.900% due 03/01/2027		1,200	1,168

Ford Motor Co.
3.250% due 02/12/2032		1,900	1,700

Fraport AG Frankfurt Airport Services Worldwide
2.125% due 07/09/2027	EUR	300	331

General Mills, Inc.
1.249% (US0003M + 1.010%) due 10/17/2023 ~		$400	405

GSK Consumer Healthcare Capital U.S. LLC
3.375% due 03/24/2027		3,000	3,003

GSK Consumer Healthcare Capital UK PLC
3.125% due 03/24/2025		3,000	2,993

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		3,500	3,182
3.750% due 05/01/2029		11,500	10,817

Hyatt Hotels Corp.
1.300% due 10/01/2023		1,600	1,560
1.320% (SOFRINDX + 1.050%) due 10/01/2023 ~		1,700	1,706
1.800% due 10/01/2024		1,300	1,252

IHO Verwaltungs GmbH (3.750% Cash or 4.500% PIK)
3.750% due 09/15/2026 (c)	EUR	3,600	3,873

INEOS Styrolution Group GmbH
2.250% due 01/16/2027		3,800	3,829

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		$1,617	1,617

JetBlue Pass-Through Trust
4.000% due 05/15/2034		467	468

Kraft Heinz Foods Co.
5.000% due 07/15/2035		73	78

Magallanes, Inc.
3.755% due 03/15/2027		4,800	4,799

Marriott International, Inc.
2.750% due 10/15/2033		1,700	1,504

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		6,600	5,627

MGM China Holdings Ltd.
4.750% due 02/01/2027		700	617

Mileage Plus Holdings LLC
6.500% due 06/20/2027		4,500	4,697

Mondelez International, Inc.
2.625% due 03/17/2027		3,800	3,714

MPH Acquisition Holdings LLC
5.500% due 09/01/2028		3,400	3,266

Nissan Motor Co. Ltd.
2.652% due 03/17/2026	EUR	300	335
3.043% due 09/15/2023		$7,500	7,487

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	45

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.522% due 09/17/2025		$700	$687
4.345% due 09/17/2027		5,200	5,134
4.810% due 09/17/2030		1,100	1,093

Ovintiv Exploration, Inc.
5.375% due 01/01/2026		5,100	5,410

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		3,400	3,440

Petroleos Mexicanos
5.950% due 01/28/2031		2,200	2,034

Prosus NV
1.207% due 01/19/2026	EUR	600	612
2.085% due 01/19/2030		1,400	1,336
2.778% due 01/19/2034		1,600	1,513

RCS & RDS SA
2.500% due 02/05/2025		1,300	1,384

Royal Caribbean Cruises Ltd.
10.875% due 06/01/2023		$2,600	2,769
11.500% due 06/01/2025		179	197

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		1,407	1,490

Sands China Ltd.
5.400% due 08/08/2028		1,500	1,478

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025		2,500	2,613

Sprint Spectrum Co. LLC
4.738% due 03/20/2025		4,200	4,290

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	2,600	2,702

Studio City Finance Ltd.
5.000% due 01/15/2029		$1,200	915

T-Mobile USA, Inc.
2.250% due 11/15/2031		1,400	1,227
3.875% due 04/15/2030		2,100	2,111

TD SYNNEX Corp.
2.375% due 08/09/2028		1,300	1,173

Transocean, Inc.
7.250% due 11/01/2025		6,475	5,640
7.500% due 01/15/2026		700	609
8.000% due 02/01/2027		200	170

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		306	293

Uber Technologies, Inc.
7.500% due 05/15/2025		600	627
8.000% due 11/01/2026		300	319

Unigel Luxembourg SA
8.750% due 10/01/2026		3,700	3,910

United Airlines Pass-Through Trust
2.700% due 11/01/2033		468	430
5.875% due 04/15/2029		4,463	4,627

United Airlines, Inc.
4.375% due 04/15/2026		300	296
4.625% due 04/15/2029		1,600	1,524

Viking Cruises Ltd.
13.000% due 05/15/2025		3,800	4,229

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	4,300	5,200

VOC Escrow Ltd.
5.000% due 02/15/2028		$1,200	1,119

Wynn Las Vegas LLC
5.250% due 05/15/2027		600	582
5.500% due 03/01/2025		500	501

Wynn Macau Ltd.
5.125% due 12/15/2029		500	425
5.500% due 01/15/2026		300	273
5.500% due 10/01/2027		600	520
5.625% due 08/26/2028		3,856	3,357

Wynn Resorts Finance LLC
5.125% due 10/01/2029		200	189
7.750% due 04/15/2025		200	208

Zimmer Biomet Holdings, Inc.
1.164% due 11/15/2027	EUR	1,700	1,803

			297,649

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 1.9%

AT&T, Inc.
4.300% due 02/15/2030		$105	$111

Boston Gas Co.
3.757% due 03/16/2032		1,900	1,904

Gazprom PJSC via Gaz Finance PLC
3.000% due 06/29/2027		500	212
3.250% due 02/25/2030		400	173

Pacific Gas & Electric Co.
1.338% (SOFRINDX + 1.150%) due 11/14/2022 ~		1,700	1,701
3.000% due 06/15/2028		2,600	2,424
3.150% due 01/01/2026		1,500	1,446
3.250% due 06/01/2031		2,800	2,537
3.300% due 12/01/2027		1,000	945
3.400% due 08/15/2024		200	198
3.450% due 07/01/2025		300	293
3.500% due 06/15/2025		200	195
3.950% due 12/01/2047		600	498
4.200% due 03/01/2029		5,500	5,414
4.250% due 08/01/2023		1,100	1,111
4.300% due 03/15/2045		700	598
4.400% due 03/01/2032		1,100	1,083
4.450% due 04/15/2042		400	356
4.500% due 07/01/2040		200	183
4.550% due 07/01/2030		1,000	994

Petrobras Global Finance BV
5.999% due 01/27/2028		24,110	25,343
6.625% due 01/16/2034	GBP	1,200	1,583
6.850% due 06/05/2115		$200	188

Rio Oil Finance Trust
8.200% due 04/06/2028		365	393
9.250% due 07/06/2024		89	93

Southern California Gas Co.
2.950% due 04/15/2027		5,900	5,826

Sprint Corp.
7.625% due 03/01/2026		6,600	7,457

System Energy Resources, Inc.
2.140% due 12/09/2025		700	667

Transocean Proteus Ltd.
6.250% due 12/01/2024		1,275	1,267

Verizon Communications, Inc.
3.875% due 03/01/2052		3,400	3,427

			68,620

Total Corporate Bonds & Notes (Cost $944,112)			917,354

CONVERTIBLE BONDS & NOTES 0.4%

INDUSTRIALS 0.4%

Royal Caribbean Cruises Ltd.
4.250% due 06/15/2023		4,400	5,770

Southwest Airlines Co.
1.250% due 05/01/2025		7,500	10,205

Total Convertible Bonds & Notes (Cost $11,900)			15,975

MUNICIPAL BONDS & NOTES 0.8%

CALIFORNIA 0.1%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.487% due 06/01/2036		2,500	2,289

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		271	298

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035		1,100	1,280

			1,578

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 0.0%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	$167	$90

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (g)	43	25
4.000% due 07/01/2033	34	33
4.000% due 07/01/2035	30	29
4.000% due 07/01/2037	26	25
4.000% due 07/01/2041	35	33
4.000% due 07/01/2046	37	35

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (g)	17	16
5.250% due 07/01/2023	37	38

		324

WASHINGTON 0.5%

Energy Northwest, Washington Revenue Bonds, Series 2012
3.103% due 07/01/2023	4,300	4,359

Energy Northwest, Washington Revenue Notes, Series 2012
2.953% due 07/01/2022	15,000	15,084

		19,443

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	34,905	3,398

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.401% due 06/01/2034	400	370
3.501% due 06/01/2035	400	368

Tobacco Settlement Finance Authority, West Virginia Revenue Notes, Series 2020
0.947% due 06/01/2022	510	510
1.193% due 06/01/2023	620	610
1.497% due 06/01/2024	600	578
1.820% due 06/01/2026	200	187

		6,021

Total Municipal Bonds & Notes (Cost $29,450)		29,655

U.S. GOVERNMENT AGENCIES 4.2%

Fannie Mae
0.247% due 12/25/2036 •	22	22
0.317% due 03/25/2036 •	7	7
0.577% due 03/25/2034 •	12	12
0.607% due 08/25/2034 •	7	7
0.807% due 03/25/2037 - 05/25/2042 •	78	78
0.918% due 10/18/2030 •	1	1
1.018% due 04/18/2032 ~	15	15
1.304% due 08/01/2042 - 10/01/2044 •	103	105
1.326% due 06/25/2050 ~(a)	12,316	413
1.357% due 04/25/2032 •	0	1
1.585% due 12/25/2042 ~(a)	13,613	664
1.625% due 11/25/2023 •	3	3
1.640% due 12/01/2034 •	11	11
1.795% due 12/01/2034 •	6	6
1.951% due 09/01/2034 •	3	3
1.959% due 05/25/2035 ~	7	7
2.000% due 02/01/2036 •	27	27
2.013% due 03/01/2036 •	73	74
2.127% due 08/01/2029 •	5	5
2.190% due 07/25/2043 •(a)	5,125	1,157
2.220% due 05/01/2036 •	31	33
2.300% due 01/01/2036 •	44	45
2.317% due 09/01/2031 •	7	7
2.321% due 09/01/2039 •	14	15
2.423% due 11/01/2034 •	86	91
3.000% due 09/25/2026 (a)	526	7
3.172% due 05/01/2036 •	2	2

46	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 06/25/2050 (a)	$9,223	$1,576
4.012% due 12/01/2036 •	4	4
4.079% due 08/01/2028 •	1	1
5.000% due 01/25/2035	6	6
5.000% due 06/25/2041 (a)	703	116
5.110% due 01/25/2032 þ	5	5
5.643% due 06/25/2047 •(a)	484	85
5.743% due 06/25/2048 •(a)	8,896	1,526
5.750% due 08/25/2033	28	30
5.752% due 02/25/2033 þ	72	81
5.870% due 11/25/2046 ~(a)	7,723	613
6.000% due 01/25/2033 - 07/25/2044	104	113
6.043% due 01/25/2042 •(a)	5,835	911
6.089% due 10/25/2031 þ	20	21
6.143% due 01/25/2041 •(a)	1,504	82
7.500% due 09/25/2022 - 06/25/2032	11	11

Freddie Mac
0.456% due 08/15/2040 •	724	721
0.747% due 12/15/2029 •	24	24
0.897% due 01/15/2032 •	3	3
1.500% due 02/25/2036 (a)	18,411	961
1.541% due 07/25/2044 •	917	942
1.595% due 09/01/2035 •	3	3
1.981% due 08/01/2035 •	2	2
2.000% due 01/25/2051 (a)	5,791	579
2.021% due 09/01/2035 •	1	2
2.061% due 03/01/2036 •	7	7
2.348% due 12/01/2032 •	1	1
3.000% due 12/15/2047 (a)	4,345	624
3.500% due 12/15/2047 - 06/15/2049 (a)	7,901	1,254
4.000% due 07/01/2047 - 10/01/2047	93	96
4.000% due 06/15/2049 (a)	6,249	1,333
4.503% due 07/25/2033 ~	1	1
5.000% due 02/15/2048 (a)	380	79
5.500% due 09/15/2039	34	36
5.543% due 04/25/2048 - 11/25/2049 •(a)	23,475	4,562
6.000% due 05/15/2035	65	69
6.500% due 10/25/2043	46	50
6.555% due 09/25/2029 ~	24	25
7.000% due 07/25/2043	29	33
7.002% due 11/25/2030 þ	3	3
7.500% due 08/15/2030 - 03/25/2044	54	61
8.610% due 12/25/2030 þ	95	98

Ginnie Mae
0.749% due 05/20/2037 •	299	299
1.625% (H15T1Y + 1.500%) due 09/20/2023 - 07/20/2025 ~	1	0
1.625% due 07/20/2030 •	9	9
1.750% due 10/20/2027 - 10/20/2029 •	13	14
1.875% due 04/20/2030 •	6	6
2.000% (H15T1Y + 1.500%) due 02/20/2024 - 09/20/2026 ~	15	16
2.000% due 01/20/2027 - 10/20/2027 •	20	21
5.000% due 03/15/2039 - 05/15/2039	549	604
5.500% due 10/15/2034 - 03/15/2035	47	51
5.601% due 08/20/2049 ~(a)	3,772	341
5.601% due 09/20/2049 •(a)	15,150	2,288
6.000% due 06/20/2038	13	14
8.000% due 03/20/2030	7	8
8.500% due 04/20/2030 - 07/20/2030	1	0

Ginnie Mae, TBA
2.500% due 04/01/2052	9,000	8,730

U.S. Small Business Administration
4.340% due 03/01/2024	7	7
4.760% due 09/01/2025	15	15
5.600% due 09/01/2028	65	67
6.220% due 12/01/2028	64	68

Uniform Mortgage-Backed Security
3.000% due 03/01/2050	86,362	84,933

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 10/01/2040 - 06/01/2048	$8,393	$8,506
4.000% due 05/01/2047 - 04/01/2048	13,163	13,650
6.500% due 06/01/2036 - 08/01/2038	1,029	1,133

Uniform Mortgage-Backed Security, TBA
2.500% due 04/01/2052	6,800	6,488
3.000% due 05/01/2052	9,800	9,566
3.500% due 06/01/2052	1,000	996

Total U.S. Government Agencies (Cost $174,133)		157,398

U.S. TREASURY OBLIGATIONS 8.4%

U.S. Treasury Bonds
2.500% due 02/15/2045	20	20

U.S. Treasury Notes
0.125% due 04/30/2023	31,900	31,339
1.250% due 08/31/2024	83,300	80,957
1.750% due 01/31/2023 (o)	700	701
1.875% due 08/31/2024 (o)	19,690	19,419
2.250% due 11/15/2024 (o)	71,718	71,287
2.375% due 08/15/2024 (o)	72,390	72,254
2.500% due 05/15/2024 (o)	18,400	18,443
2.500% due 03/31/2027	6,300	6,314
2.875% due 11/30/2023 (o)	9,570	9,672

Total U.S. Treasury Obligations (Cost $314,811)		310,406

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.6%

Adjustable Rate Mortgage Trust
0.717% due 03/25/2036 •	241	168
2.583% due 09/25/2035 ^~	4	4
2.660% due 10/25/2035 ^~	326	320

American Home Mortgage Assets Trust
0.647% due 05/25/2046 ^•	284	250
1.061% due 11/25/2046 ~	8,595	3,095
1.111% due 10/25/2046 •	148	140

American Home Mortgage Investment Trust
2.329% due 09/25/2045 •	14	14

Banc of America Funding Trust
0.769% due 02/20/2047 •	1,064	1,308
0.829% due 10/20/2036 •	299	248
0.857% due 05/25/2037 ^•	171	161
0.877% due 04/25/2037 ^~	261	251
1.009% due 06/20/2047 •	946	856
2.395% due 10/20/2046 ^~	813	720
3.053% due 06/20/2037 ^~	51	49
5.500% due 09/25/2034	441	422
5.806% due 03/25/2037 ^~	7	8
5.878% due 10/25/2036 ^~	176	165
6.000% due 08/25/2037 ^	491	456

Banc of America Mortgage Trust
2.568% due 05/25/2034 ~	65	66
2.624% due 02/25/2034 ~	25	25

BCAP LLC Trust
0.000% due 02/26/2036 ~	413	144
0.000% due 06/26/2036 ~	499	379
5.250% due 02/26/2036 ~	1,397	806
5.250% due 06/26/2037	415	407
16.898% due 04/26/2037 ~	390	171

Bear Stearns Adjustable Rate Mortgage Trust
0.000% due 10/25/2034 ~	30	20
2.051% due 04/25/2034 ~	23	23
2.442% due 05/25/2034 ~	12	12
2.482% due 01/25/2034 ~	127	130
2.602% due 11/25/2034 ~	55	53
2.731% due 11/25/2034 ~	1	1
2.828% due 08/25/2035 ^~	39	38
2.838% due 02/25/2033 ~	3	2
3.001% due 05/25/2034 ~	10	10
3.423% due 08/25/2035 ~	20	19

Bear Stearns ALT-A Trust
0.777% due 08/25/2036 ^•	1,078	1,023
0.797% due 08/25/2036 ^•	436	402
0.857% due 02/25/2034 •	58	56

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.897% due 04/25/2036 ^•	$1,346	$1,988
2.591% due 01/25/2036 ^~	734	731
2.627% due 05/25/2035 ~	1,284	1,280
2.694% due 08/25/2036 ^~	12	9
2.822% due 03/25/2036 ~	972	641
2.829% due 11/25/2035 ^~	83	72
3.146% due 03/25/2036 ^~	236	207
3.222% due 11/25/2036 ^~	392	250

Bear Stearns Mortgage Funding Trust
0.647% due 01/25/2037 •	1,349	1,252

Chase Mortgage Finance Trust
2.326% due 02/25/2037 ~	21	21
2.378% due 06/25/2035 ~	20	20

ChaseFlex Trust
0.757% due 07/25/2037 •	423	403
6.000% due 02/25/2037 ^	581	306

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
4.161% due 08/25/2037 ^þ	1,538	1,441

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.687% due 05/25/2036 •	619	579

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	14	14
6.000% due 09/25/2037	110	110

Citigroup Commercial Mortgage Trust
2.690% due 04/10/2046	11	11

Citigroup Global Markets Mortgage Securities, Inc.
0.957% due 05/25/2032 •	43	41

Citigroup Mortgage Loan Trust
2.330% due 09/25/2037 ^~	771	702
2.480% due 11/25/2035 •	242	240
2.768% due 11/25/2036 ^~	304	296
2.821% due 08/25/2035 ~	220	226
2.821% due 08/25/2035 ^~	23	19

Citigroup Mortgage Loan Trust, Inc.
1.860% due 09/25/2035 •	89	89
2.179% due 02/25/2034 ~	31	31

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	365	357

Constellation Oil Services Holding SA
1.000% due 12/01/2024 «	400	400

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	431	316

Countrywide Alternative Loan Trust
0.697% due 06/25/2036 •	624	610
0.737% due 04/25/2047 •	2,385	2,157
0.807% due 05/25/2036 ^•	992	467
0.807% due 05/25/2037 ^•	34	10
0.827% due 02/25/2037 ^•	8,231	1,872
0.837% due 09/25/2046 ^•	65	64
0.857% due 05/25/2036 ^•	1,123	903
0.857% due 06/25/2037 •	14	13
0.907% due 07/20/2035 •	20	20
0.907% due 09/25/2035 ^•	2,465	1,593
0.957% due 12/25/2035 ^~	2,219	1,055
0.957% due 05/25/2037 ^•	837	262
0.957% due 09/25/2046 ^•	821	675
1.017% due 12/25/2035 •	301	296
1.087% due 11/20/2035 •	1,742	1,616
1.157% due 05/25/2036 •	1,149	535
1.167% due 07/25/2036 ^•	905	313
1.207% due 08/25/2035 ^•	54	47
1.257% due 12/25/2035 ^•	381	333
1.357% due 12/25/2036 ^•	4,390	1,407
1.621% due 01/25/2036 •	582	578
2.736% due 10/25/2035 ^~	271	251
3.290% due 06/25/2037 ^~	79	72
5.250% due 06/25/2035 ^	13	12
5.500% due 04/25/2035	341	332
5.500% due 10/25/2035 ^	242	176
5.500% due 11/25/2035 ^	1,286	947
5.500% due 12/25/2035 ^	179	121
5.500% due 01/25/2036	223	169
5.500% due 03/25/2036 ^	43	25
5.750% due 07/25/2035 ^	1,316	1,020
6.000% due 04/25/2036 ^	619	376

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	47

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 01/25/2037 ^		$738	$525
6.000% due 02/25/2037 ^		2,098	1,372
6.000% due 03/25/2037 ^		719	382
6.000% due 08/25/2037 ^		498	336
6.250% due 11/25/2036 ^		393	346
6.500% due 09/25/2037 ^		1,128	604

Countrywide Home Loan Mortgage Pass-Through Trust
1.037% due 04/25/2035 •		1	1
1.097% due 03/25/2035 •		96	93
1.117% due 02/25/2035 •		43	42
1.197% due 02/25/2035 •		658	607
1.217% due 09/25/2034 •		3	3
1.985% due 02/20/2036 ^•		154	134
1.991% due 02/20/2036 ^~		519	515
2.231% due 07/25/2034 ~		84	84
2.281% due 09/25/2034 ^~		10	9
2.478% due 12/25/2033 ~		13	13
2.596% due 06/20/2035 ~		2	2
2.696% due 11/25/2034 ~		30	30
2.803% due 03/25/2037 ^~		71	66
3.095% due 08/25/2034 ~		10	10
3.095% due 08/25/2034 ^~		1	1
5.500% due 11/25/2035 ^		50	36
5.500% due 07/25/2037 ^		438	269
5.750% due 07/25/2037 ^		1,661	1,109
5.750% due 08/25/2037		6,984	4,964
6.000% due 02/25/2036 ^		381	215
6.000% due 03/25/2036 ^		3	2

Countrywide Home Loan Reperforming REMIC Trust
0.797% due 06/25/2035 •		690	674
0.857% due 11/25/2034 •		16	15

Credit Suisse First Boston Mortgage Securities Corp.
0.420% due 03/25/2032 ~		37	35
6.000% due 01/25/2036 ^		865	645

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.103% due 07/25/2033 ~		2	2
7.000% due 02/25/2034		129	129

Credit Suisse Mortgage Capital Certificates
2.999% due 07/27/2037 ~		1,572	1,642

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.250% due 08/25/2036 ^		312	177
7.000% due 08/25/2037 ^~		845	581

Credit Suisse Mortgage Capital Trust
2.215% due 11/25/2061 ~		595	580

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.757% due 04/25/2037 •		366	261

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.557% due 08/25/2037 ^•		231	193
0.697% due 08/25/2036 ^•		1,416	1,387

Downey Savings & Loan Association Mortgage Loan Trust
0.969% due 08/19/2045 •		9	8
1.061% due 03/19/2046 ^•		357	310

EMF-NL Prime BV
0.232% due 04/17/2041 ~	EUR	2,587	2,862

Eurosail PLC
0.932% due 10/17/2040 •		956	1,058

Extended Stay America Trust
1.477% due 07/15/2038 •		$12,026	11,899

First Horizon Alternative Mortgage Securities Trust
2.538% due 04/25/2036 ^~		238	220
2.553% due 06/25/2036 ^~		317	283
2.771% due 03/25/2035 ~		20	14
2.776% due 01/25/2036 ^~		2,403	1,522

First Horizon Mortgage Pass-Through Trust
2.774% due 08/25/2035 ~		99	74

GreenPoint Mortgage Funding Trust
0.897% due 06/25/2045 •		6	6
0.997% due 11/25/2045 •		58	53

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.522% due 10/25/2033 ~		12	12

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	426	457

GS Mortgage Securities Trust
3.135% due 06/10/2046		$310	311

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSMPS Mortgage Loan Trust
0.807% due 03/25/2035 •	$37	$36

GSR Mortgage Loan Trust
2.170% due 06/25/2034 ~	45	44
2.880% due 03/25/2033 •	3	3
5.750% due 03/25/2036 ^	173	171
5.750% due 01/25/2037 ^	378	305
6.000% due 02/25/2036 ^	1,190	693
6.000% due 03/25/2037 ^	733	499
6.000% due 05/25/2037 ^	233	200
6.500% due 09/25/2036 ^	330	196

HarborView Mortgage Loan Trust
0.342% due 11/19/2036 •	103	100
0.629% due 11/19/2046 ^•	27	21
0.929% due 06/19/2035 •	29	29
0.949% due 01/19/2036 •	997	670
1.009% due 02/19/2036 •	678	415
1.069% due 11/19/2035 •	633	544
1.269% due 11/19/2034 ^•	356	316
1.662% due 10/19/2035 •	401	296
2.073% due 06/19/2045 ^•	2,518	1,391
2.169% due 04/19/2034 ~	4	4

HomeBanc Mortgage Trust
2.503% due 04/25/2037 ^~	6,115	5,981

Impac CMB Trust
1.117% due 03/25/2035 •	62	63

Impac Secured Assets Trust
1.157% due 05/25/2036 •	37	36

Impact Funding Affordable Multifamily Housing Mortgage Loan Trust
5.314% due 01/25/2051	201	201

IndyMac IMSC Mortgage Loan Trust
2.881% due 06/25/2037 ^~	525	409

IndyMac INDA Mortgage Loan Trust
2.813% due 01/25/2036 ~	441	430
2.920% due 12/25/2036 ^~	22	21

IndyMac INDX Mortgage Loan Trust
0.617% due 04/25/2037 •	294	258
0.707% due 02/25/2037 •	1,384	1,020
0.837% due 09/25/2046 •	20	19
0.857% due 11/25/2046 •	304	303
2.797% due 10/25/2034 ~	737	739
2.948% due 12/25/2034 ~	230	235
2.974% due 01/25/2036 ^~	254	244
2.987% due 06/25/2036 ~	575	569

JP Morgan Alternative Loan Trust
0.709% due 06/27/2037 •	231	180
0.737% due 03/25/2037 ~	561	598
0.817% due 06/25/2037 •	4,501	3,021
3.250% due 05/25/2037 ^~	802	736
5.500% due 11/25/2036 ^~	1	1
5.843% due 05/26/2037 ~	3,281	2,958
6.810% due 08/25/2036 ^þ	1,083	1,049

JP Morgan Chase Commercial Mortgage Securities Trust
2.554% due 04/15/2046	55	55
3.414% due 01/15/2046	13	13

JP Morgan Mortgage Trust
1.844% due 11/25/2033 ~	5	5
2.612% due 04/25/2036 ^~	123	112
2.723% due 07/25/2035 ~	13	13
2.764% due 11/25/2035 ^~	207	186
2.877% due 05/25/2034 ~	48	49
2.899% due 04/25/2037 ^~	22	20
5.750% due 01/25/2036 ^	797	495
6.000% due 08/25/2037 ^	10	7
6.250% due 07/25/2036 ^	1,290	744
6.500% due 01/25/2036 ^	437	296
6.500% due 08/25/2036 ^	1,436	735

Lehman XS Trust
0.857% due 08/25/2046 •	1,314	1,281
0.917% due 04/25/2046 ^~	583	649

MASTR Adjustable Rate Mortgages Trust
0.787% due 05/25/2047 ^•	7	7
2.274% due 05/25/2034 ~	65	65
2.759% due 11/21/2034 ~	20	20

MASTR Seasoned Securitization Trust
3.465% due 10/25/2032 ~	9	9

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.097% due 11/15/2031 •		$38	$39

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.837% due 12/15/2030 ~		83	81

Merrill Lynch Mortgage Investors Trust
0.807% due 11/25/2029 ~(a)		884	6
1.117% due 06/25/2028 •		1	1
1.811% due 02/25/2033 ~		10	9
1.987% due 02/25/2036 ~		479	494
2.331% due 05/25/2033 ~		2	2
2.656% due 03/25/2036 ^~		806	496

Morgan Stanley Bank of America Merrill Lynch Trust
2.469% due 02/15/2046		17	17
2.657% due 05/15/2046		25	25
3.912% due 07/15/2046 ~		9	9

Morgan Stanley Mortgage Loan Trust
0.717% due 03/25/2036 ~		233	168
1.978% due 06/25/2036 ~		1,835	1,872
1.992% due 06/25/2036 ~		17	18
2.353% due 07/25/2035 ^~		78	71
2.474% due 08/25/2034 ~		60	62
2.480% due 12/25/2037 ~		1,324	1,001
2.500% due 07/25/2035 ~		96	91
2.579% due 08/25/2034 ~		12	11

NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035 ^		497	482

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		9,913	9,707
2.750% due 11/25/2059 ~		15,119	14,866

Nomura Asset Acceptance Corp. Alternative Loan Trust
0.877% due 06/25/2037 •		4,032	3,579
2.422% due 10/25/2035 ~		364	312
2.954% due 08/25/2035 ~		63	67

Prime Mortgage Trust
0.857% due 02/25/2034 •		1	1
5.500% due 06/25/2036 ^		13	13

RBSGC Structured Trust
5.500% due 11/25/2035 ^~		2,129	1,989

RBSSP Resecuritization Trust
0.667% due 06/27/2036 •		6,462	5,914
0.667% due 08/27/2037 •		602	595

Residential Accredit Loans, Inc. Trust
0.597% due 01/25/2037 ~		427	431
0.707% due 02/25/2036 ^•		161	115
0.817% due 05/25/2036 •		917	867
0.827% due 12/25/2036 •		67	67
0.857% due 11/25/2036 ^•		206	155
0.957% due 08/25/2037 •		52	50
1.257% due 10/25/2045 •		129	121
3.153% due 12/26/2034 ^~		163	78
3.360% due 02/25/2035 ^~		519	462
4.346% due 01/25/2036 ^~		1,267	1,101
4.397% due 09/25/2035 ^~		36	30
5.858% due 09/25/2037 ~		7,438	6,207
6.000% due 06/25/2036 ^		193	183
6.500% due 09/25/2037 ^		262	248

Residential Asset Securitization Trust
0.857% due 01/25/2046 ^•		1,535	546
0.907% due 02/25/2034 •		63	60
5.500% due 09/25/2035 ^		88	57
5.500% due 12/25/2035 ^		246	161
5.750% due 02/25/2036 ^		796	429
6.000% due 07/25/2036		386	280
6.000% due 07/25/2037 ^		1,370	713

Residential Funding Mortgage Securities, Inc. Trust
3.994% due 02/25/2036 ^~		255	238
4.126% due 09/25/2036 ^~		19	10
6.000% due 10/25/2036 ^		325	309
6.500% due 03/25/2032		13	13

RMAC Securities PLC
1.172% due 06/12/2044 •	GBP	589	748

Sequoia Mortgage Trust
2.837% due 09/20/2046 ^~		$46	35

STRIPs Ltd.
5.000% due 03/27/2023		239	6

48	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Adjustable Rate Mortgage Loan Trust
0.777% due 10/25/2035 ~		$2,686	$2,638
0.897% due 06/25/2037 •		1,387	1,325
1.541% due 01/25/2035 ^•		13	12
2.706% due 03/25/2034 ~		7	7
2.731% due 01/25/2035 ~		78	79
2.975% due 10/25/2036 ^~		320	225
3.020% due 04/25/2036 ^~		324	230
3.074% due 09/25/2036 ^~		229	196

Structured Asset Mortgage Investments Trust
0.577% due 08/25/2036 •		180	170
0.817% due 07/25/2046 •		2,069	1,824
0.877% due 05/25/2036 •		101	97
0.877% due 08/25/2036 ^•		888	862
0.917% due 05/25/2045 •		36	34
0.949% due 07/19/2035 •		135	131
1.017% due 02/25/2036 ^•		294	281
1.029% due 07/19/2034 •		5	5
1.057% due 08/25/2036 ^•		650	609
1.109% due 09/19/2032 •		1	1
1.149% due 03/19/2034 •		2	2

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.200% due 03/25/2033 ~		21	22

Thornburg Mortgage Securities Trust
1.799% due 10/25/2043 ~		66	65
3.261% due 06/25/2037 •		15,165	14,878

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •	GBP	13,089	17,264

UBS-Barclays Commercial Mortgage Trust
3.185% due 03/10/2046		$86	86
3.244% due 04/10/2046		40	40

Wachovia Mortgage Loan Trust LLC
2.206% due 10/20/2035 ~		369	359
2.238% due 05/20/2036 ^~		192	196
2.587% due 03/20/2037 ^~		51	48

WaMu Mortgage Pass-Through Certificates Trust
0.871% due 01/25/2047 ~		89	88
0.891% due 06/25/2047 ^•		46	38
0.914% due 12/25/2046 ~		195	186
0.997% due 12/25/2045 ~		4	4
1.037% due 12/25/2045 •		354	339
1.121% due 06/25/2046 •		513	512
1.341% due 11/25/2042 •		8	8
1.541% due 06/25/2042 •		99	97
1.541% due 08/25/2042 •		71	70
1.723% due 05/25/2046 •		120	117
1.723% due 12/25/2046 ~		298	299
2.325% due 12/25/2032 ~		1,831	1,841
2.366% due 03/25/2033 ~		33	33
2.382% due 09/25/2033 ~		5	5
2.402% due 10/25/2034 ~		95	94
2.461% due 03/25/2034 ~		2	2
2.469% due 10/25/2036 ^~		21	20
2.522% due 08/25/2035 ~		243	241
2.585% due 06/25/2033 ~		44	44
2.737% due 05/25/2037 ^~		35	33
2.777% due 03/25/2035 ~		101	104
2.787% due 03/25/2037 ^~		17,269	15,859
2.820% due 01/25/2036 ~		500	509
2.870% due 06/25/2037 ^~		1,026	995
2.950% due 07/25/2037 ^~		264	262
3.292% due 10/25/2036 ^~		592	571

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (g)	GBP	0	229
1.250% due 12/21/2049 ~		5,732	7,538
1.950% due 12/21/2049 •		910	1,197
2.450% due 12/21/2049 •		455	599
2.950% due 12/21/2049 •		260	342
3.450% due 12/21/2049 •		260	341

Washington Mutual Mortgage Pass-Through Certificates Trust
0.911% due 04/25/2047 •		$3,192	2,809
1.157% due 01/25/2036 ^•		2,432	1,988
3.231% due 06/25/2033 ~		15	16
5.500% due 11/25/2035		102	91
5.750% due 11/25/2035 ^		664	662
6.000% due 10/25/2035 ^		378	311

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Alternative Loan Trust
0.807% due 06/25/2037 ^~		$938	$835

Wells Fargo Mortgage-Backed Securities Trust
2.885% due 04/25/2036 ~		48	47

Total Non-Agency Mortgage-Backed Securities (Cost $243,926)			246,526

ASSET-BACKED SECURITIES 20.3%

ACE Securities Corp. Home Equity Loan Trust
0.577% due 08/25/2036 ^•		2,968	808
0.617% due 08/25/2036 ^•		1,591	437
0.657% due 12/25/2036 •		5,119	1,664
1.432% due 11/25/2033 ~		173	171

Aegis Asset-Backed Securities Trust
1.457% due 03/25/2035 ^•		238	233

American Money Management Corp. CLO Ltd.
1.111% due 04/17/2029 •		465	465
1.316% due 11/10/2030 •		2,600	2,567

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.582% due 11/25/2034 •		870	855

Amortizing Residential Collateral Trust
1.157% due 10/25/2031 •		258	252

Anchorage Capital CLO Ltd.
1.291% due 07/15/2030 •		8,400	8,399
1.381% due 07/15/2032 •		800	787
1.399% due 07/22/2032 •		4,400	4,375

Apex Credit CLO Ltd.
1.918% due 09/20/2029 ~		6,900	6,862

Apidos CLO
1.171% due 07/17/2030 •		1,900	1,898

Ares CLO Ltd.
1.111% due 01/15/2029 •		6,912	6,865
1.291% due 01/15/2032 ~		2,000	1,985

Ares European CLO DAC
0.780% due 10/15/2031 •	EUR	14,000	15,372
0.850% due 04/20/2032 ~		3,300	3,626

Argent Securities Trust
0.567% due 09/25/2036 ~		$381	154
0.607% due 09/25/2036 •		900	363
0.757% due 06/25/2036 •		3,561	1,245
0.757% due 07/25/2036 •		2,143	838

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.277% due 02/25/2034 •		676	654

Asset-Backed Funding Certificates Trust
0.567% due 01/25/2037 •		2,829	1,855
0.617% due 01/25/2037 ~		1,359	897
1.157% due 06/25/2034 •		367	360
1.457% due 06/25/2037 •		39	36
1.507% due 03/25/2034 ^•		786	770
1.582% due 12/25/2032 •		214	213

Asset-Backed Securities Corp. Home Equity Loan Trust
1.132% due 11/25/2035 •		72	72
1.552% due 02/25/2035 •		784	782

ASSURANT CLO Ltd.
1.294% due 10/20/2031 •		3,700	3,673

Aurium CLO DAC
0.730% due 01/16/2031 •	EUR	6,700	7,355

Bayview Financial Revolving Asset Trust
1.377% due 02/28/2040 •		$71	68

Bear Stearns Asset-Backed Securities Trust
0.657% due 12/25/2036 •		152	152
0.777% due 08/25/2036 •		3,073	2,990
1.087% due 02/25/2036 •		2,154	2,153
1.102% due 12/25/2035 •		93	93
1.177% due 11/25/2035 ^•		1,540	1,529
1.192% due 09/25/2035 ~		1,392	1,390
1.257% due 09/25/2046 •		325	314
1.417% due 04/25/2035 •		225	225
1.457% due 11/25/2042 •		4	4
5.500% due 08/25/2036		138	139
5.750% due 11/25/2034 ^þ		662	628
6.500% due 10/25/2036 ^		4,675	2,872

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Belle Haven ABS CDO Ltd.
0.536% due 11/03/2044 •		$13,920	$4,761
0.576% due 11/03/2044 •		20,870	7,200

Benefit Street Partners CLO Ltd.
1.191% due 10/15/2030 •		2,800	2,777

Birch Grove CLO Ltd.
1.956% due 06/15/2031 •		4,900	4,880

Cairn CLO DAC
0.780% due 10/15/2031 •	EUR	6,000	6,562

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •		6,900	7,564
0.890% due 08/15/2032 •		2,200	2,413

Carlyle Global Market Strategies CLO Ltd.
1.339% due 04/22/2032 •		$900	889
1.409% due 08/14/2030 •		9,400	9,403

Carlyle U.S. CLO Ltd.
1.254% due 04/20/2031 •		4,700	4,669

Carrington Mortgage Loan Trust
0.617% due 10/25/2036 •		936	874
0.697% due 06/25/2036 •		3,400	3,321
1.357% due 05/25/2034 •		1,428	1,390

Catamaran CLO Ltd.
1.359% due 04/22/2030 •		10,844	10,801

CIFC Funding Ltd.
1.209% due 10/24/2030 •		9,300	9,247

CIT Mortgage Loan Trust
1.957% due 10/25/2037 •		11,398	11,433

Citigroup Mortgage Loan Trust
0.777% due 09/25/2036 •		10,366	8,670
0.777% due 12/25/2036 •		1,787	1,420

Citius Funding Ltd.
0.539% due 05/05/2046 ^~		435,816	44

Conseco Finance Securitizations Corp.
7.770% due 09/01/2031 þ		5,465	5,481

Countrywide Asset-Backed Certificates
0.597% due 08/25/2037 •		2,047	2,028
0.767% due 09/25/2037 ^•		1,668	1,552
1.137% due 12/25/2036 ^•		174	145
1.957% due 02/25/2035 ~		3,149	3,130
4.422% due 10/25/2046 ^~		0	1

Countrywide Asset-Backed Certificates Trust
0.647% due 06/25/2047 •		63	63
4.318% due 12/25/2034 ~		781	781

Countrywide Asset-Backed Certificates Trust, Inc.
1.177% due 07/25/2034 •		414	409

Credit Suisse First Boston Mortgage Securities Corp.
1.077% due 01/25/2032 •		3	3

Credit-Based Asset Servicing & Securitization LLC
1.207% due 04/25/2036 •		1,513	1,508

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.309% due 03/25/2037 ^þ		8,434	4,068

Credit-Based Asset Servicing & Securitization Trust
0.607% due 11/25/2036 •		922	528
3.163% due 01/25/2037 ^þ		1,233	515

Crestline Denali CLO Ltd.
1.284% due 04/20/2030 •		2,300	2,298
1.399% due 10/23/2031 •		4,650	4,590

Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		19	18
7.790% due 05/25/2030 ^þ		219	210

Elevation CLO Ltd.
1.208% due 10/25/2030 •		5,500	5,454

Fieldstone Mortgage Investment Trust
0.507% due 11/25/2036 •		1,461	1,012

First Franklin Mortgage Loan Asset-Backed Certificates
1.282% due 05/25/2034 ~		349	343

First Franklin Mortgage Loan Trust
1.192% due 07/25/2035 •		7	7
1.402% due 03/25/2035 •		2,162	2,145
1.732% due 07/25/2034 •		340	339

Fremont Home Loan Trust
0.587% due 11/25/2036 •		5,136	2,340
0.607% due 01/25/2037 •		1,509	832

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	49

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.937% due 02/25/2037 •	$3,725	$1,652
0.957% due 05/25/2036 •	9,108	6,693
1.327% due 05/25/2034 •	3,143	3,064

GE-WMC Mortgage Securities Trust
0.757% due 08/25/2036 •	2,512	1,378

GoldenTree Loan Management U.S. CLO Ltd.
1.164% due 11/20/2030 •	7,700	7,622

GSAA Home Equity Trust
1.017% due 07/25/2037 •	31,412	18,683
1.357% due 08/25/2037 •	205	206
4.999% due 09/25/2035 ~	93	90

GSAMP Trust
0.507% due 12/25/2046 •	1,107	669
0.557% due 12/25/2046 •	4,042	2,452
0.607% due 09/25/2036 •	1,515	690
0.607% due 12/25/2046 •	2,600	1,585
0.687% due 12/25/2046 •	500	307
0.937% due 08/25/2036 •	832	754
0.997% due 04/25/2036 ~	2,390	1,880
1.327% due 11/25/2034 •	1,017	1,006

Home Equity Loan Trust
0.797% due 04/25/2037 •	3,000	2,768

Home Equity Mortgage Loan Asset-Backed Trust
0.617% due 07/25/2037 •	2,794	1,782
0.657% due 07/25/2037 •	2,883	1,849
0.697% due 04/25/2037 •	2,033	1,546

Home Equity Mortgage Trust
5.867% due 07/25/2036 ^þ	144	20

HSI Asset Securitization Corp. Trust
0.647% due 01/25/2037 •	1,590	1,353
0.677% due 12/25/2036 •	3,573	1,240
0.797% due 12/25/2036 •	1,033	357
0.897% due 12/25/2036 •	7,647	2,658

IXIS Real Estate Capital Trust
0.917% due 01/25/2037 •	3,919	1,825

JP Morgan Mortgage Acquisition Trust
0.757% due 07/25/2036 •	1,373	770
0.777% due 07/25/2036 ^•	1,391	485
6.630% due 07/25/2036 ^þ	1,107	433

KKR CLO Ltd.
1.191% due 07/15/2030 •	5,800	5,733

L2L Education Loan Trust
0.737% due 06/15/2031 •	2,322	2,321

LCM LP
1.254% due 07/20/2030 •	4,700	4,650

Lehman XS Trust
0.977% due 05/25/2046 ^•	28,791	27,310

Lendingpoint Asset Securitization Trust
1.110% due 02/15/2029	7,319	7,214

LoanCore Issuer Ltd.
1.527% due 05/15/2036 •	6,035	6,016

Long Beach Mortgage Loan Trust
1.057% due 02/25/2036 •	1,616	1,491
1.137% due 01/25/2046 •	601	601
1.987% due 07/25/2032 ^•	87	86

Magnetite Ltd.
1.386% due 11/15/2028 •	10,437	10,363

Marble Point CLO Ltd.
1.281% due 10/15/2030 ~	5,300	5,277

MASTR Asset-Backed Securities Trust
0.507% due 10/25/2036 •	925	364
0.557% due 11/25/2036 •	56	23
0.697% due 10/25/2036 •	1,700	1,599
0.757% due 08/25/2036 ~	907	438
0.937% due 03/25/2036 •	2,952	2,265
1.207% due 10/25/2035 ^•	647	646

Merrill Lynch Mortgage Investors Trust
0.677% due 08/25/2037 •	1,835	1,119
0.757% due 08/25/2037 •	11,072	6,799
0.907% due 02/25/2047 •	503	345
4.270% due 02/25/2037 ^þ	1,591	284

MidOcean Credit CLO
1.229% due 01/29/2030 •	4,000	3,977
1.530% due 02/20/2031 •	4,000	3,966

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
0.517% due 12/25/2036 •		$3,383	$2,104
0.567% due 03/25/2037 •		1,451	744
0.597% due 11/25/2036 •		9,016	5,226
0.607% due 10/25/2036 ~		19,688	12,075
0.607% due 11/25/2036 •		2,889	2,029
0.607% due 12/25/2036 •		749	469
0.617% due 09/25/2036 •		1,693	891
0.637% due 02/25/2037 •		2,117	844
0.657% due 02/25/2037 •		59	33
0.677% due 11/25/2036 •		4,875	2,845
0.707% due 08/25/2036 ~		120	73
0.707% due 03/25/2037 •		15,564	8,063
0.757% due 09/25/2036 •		9,774	4,401
0.817% due 02/25/2037 •		1,522	618
0.937% due 06/25/2036 •		965	596
1.372% due 03/25/2035 •		461	459
1.507% due 09/25/2033 ~		575	570
1.507% due 06/25/2035 ^•		4,000	3,856

Morgan Stanley Home Equity Loan Trust
0.557% due 12/25/2036 •		1,455	866

MP CLO Ltd.
1.131% due 10/18/2028 •		7,482	7,445

Nelnet Student Loan Trust
0.368% due 10/25/2033 •		256	255
0.568% due 05/27/2025 •		1	1
1.034% due 03/23/2037 •		151	148

New Century Home Equity Loan Trust
3.457% due 01/25/2033 ^~		368	337

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.787% due 10/25/2036 ^•		4,303	1,020
0.857% due 02/25/2037 ^•		442	148

North Carolina State Education Assistance Authority
1.257% due 07/25/2039 •		463	461

NovaStar Mortgage Funding Trust
0.667% due 01/25/2037 •		3,069	1,293
0.757% due 09/25/2036 •		3,485	1,873
0.797% due 11/25/2036 •		7,891	3,371
0.957% due 10/25/2036 ~		1,163	837

Oaktree CLO Ltd.
1.369% due 04/22/2030 •		2,100	2,088

OCP Euro CLO DAC
0.880% due 09/22/2034 •	EUR	7,400	8,092

Octagon Investment Partners Ltd.
1.395% due 02/14/2031 •		$1,500	1,485

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
1.217% due 12/25/2035 •		2,284	2,277

Option One Mortgage Loan Trust
0.587% due 07/25/2037 •		947	791
0.637% due 04/25/2037 •		964	568
0.677% due 01/25/2037 •		830	588
0.697% due 04/25/2037 •		1,048	710
0.707% due 03/25/2037 •		532	327
0.707% due 07/25/2037 •		1,281	1,082

Ownit Mortgage Loan Trust
0.757% due 05/25/2037 •		1,724	1,532
3.125% due 10/25/2035 þ		649	439

OZLM Ltd.
1.221% due 10/17/2029 •		3,776	3,757
1.414% due 07/20/2032 •		4,600	4,578

Palmer Square CLO Ltd.
1.248% due 10/17/2031 •		1,500	1,477

Palmer Square European Loan Funding DAC
0.780% due 04/15/2031 •	EUR	14,500	16,025

Palmer Square Loan Funding Ltd.
0.928% due 10/15/2029 •		$2,100	2,082
1.054% due 07/20/2029 •		10,609	10,582
1.224% due 04/20/2027 •		1,580	1,575

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.257% due 12/25/2034 •		754	754

People’s Financial Realty Mortgage Securities Trust
0.597% due 09/25/2036 •		2,397	857

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RAAC Trust
0.967% due 02/25/2036 •		$93	$93
0.967% due 08/25/2036 •		283	284
1.057% due 06/25/2044 •		283	257

Rad CLO Ltd.
1.379% due 07/24/2032 •		5,450	5,405

Renaissance Home Equity Loan Trust
3.269% due 09/25/2037 þ		5,785	4,900
5.612% due 04/25/2037 þ		3,801	1,383

Residential Asset Securities Corp. Trust
0.757% due 07/25/2036 •		1	1
0.997% due 07/25/2036 •		2,780	2,591
1.297% due 12/25/2034 •		289	288
1.492% due 08/25/2035 •		2,000	1,985

Romark CLO Ltd.
1.289% due 10/23/2030 •		5,300	5,267

Saranac CLO Ltd.
1.646% due 08/13/2031 •		3,700	3,688

Saxon Asset Securities Trust
0.627% due 10/25/2046 •		965	950
1.252% due 03/25/2035 ^•		176	170

Sculptor European CLO DAC
0.790% due 01/14/2032 •	EUR	7,200	7,903

Securitized Asset-Backed Receivables LLC Trust
0.957% due 03/25/2036 •		$2,642	1,979
1.222% due 02/25/2034 •		828	822

Segovia European CLO DAC
0.880% due 07/20/2032 •	EUR	8,100	8,876

SG Mortgage Securities Trust
0.607% due 10/25/2036 •		$3,639	3,492
0.667% due 10/25/2036 •		2,300	1,882
0.997% due 02/25/2036 •		5,408	3,530

Sierra Madre Funding Ltd.
0.669% due 09/07/2039 •		15,465	12,851
0.689% due 09/07/2039 •		36,094	29,993

SLM Student Loan Trust
0.428% due 07/25/2025 •		128	111
1.758% due 04/25/2023 •		2,536	2,543
1.957% due 06/25/2043 •		103	101
1.957% due 09/25/2076 •		104	101
2.257% due 11/25/2070 •		141	142

Sound Point CLO Ltd.
1.159% due 01/23/2029 •		5,446	5,451
1.234% due 10/20/2030 •		5,100	5,059
1.238% due 07/25/2030 •		2,800	2,804
1.464% due 07/20/2032 •		5,500	5,483

Soundview Home Loan Trust
0.567% due 02/25/2037 •		4,431	1,500
1.017% due 10/25/2036 •		3,129	3,071
1.407% due 09/25/2037 ~		2,430	2,278

Specialty Underwriting & Residential Finance Trust
0.577% due 03/25/2037 •		726	496
0.757% due 09/25/2037 •		4,193	2,030

Stratus CLO Ltd.
1.043% due 12/29/2029 •		5,200	5,165

Structured Asset Investment Loan Trust
1.177% due 10/25/2035 •		503	496
1.432% due 01/25/2035 •		1,713	1,660
1.582% due 01/25/2035 •		606	572
1.837% due 04/25/2033 •		36	35
2.032% due 01/25/2035 •		684	510
2.182% due 01/25/2035 ^•		526	172

Structured Asset Securities Corp. Trust
1.147% due 09/25/2035 •		8,065	7,881

Symphony CLO Ltd.
1.188% due 07/14/2026 •		1,821	1,818

Symphony Static CLO Ltd.
0.959% due 10/25/2029 •		4,400	4,364

Talon Funding Ltd.
1.073% due 06/05/2035 •		1,449	1,230

TCI-Symphony CLO Ltd.
1.264% due 10/13/2032 •		9,300	9,223

TCW CLO Ltd.
1.228% due 04/25/2031 •		5,600	5,547

50	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

THL Credit Wind River Clo Ltd.
1.321% due 04/15/2031 •		$7,000	$6,950

Tikehau CLO BV
0.870% due 08/04/2034 •	EUR	2,500	2,743

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		$21,034	20,689

Triaxx Prime CDO Ltd.
0.501% due 10/02/2039 •		3,599	231

Venture CLO Ltd.
1.154% due 10/20/2028 •		985	981
1.244% due 07/20/2030 •		2,600	2,601
1.274% due 04/20/2029 •		8,021	8,025
1.459% due 07/30/2032 •		4,900	4,872

Vibrant CLO Ltd.
1.240% due 07/20/2032 •		3,100	3,075
1.294% due 09/15/2030 •		6,900	6,888
1.374% due 07/20/2032 •		3,100	3,081
1.878% due 06/20/2029 •		2,202	2,201

Voya CLO Ltd.
1.241% due 10/15/2030 •		2,800	2,768

Washington Mutual Asset-Backed Certificates Trust
0.937% due 05/25/2036 •		1,515	1,361

Wellfleet CLO Ltd.
1.144% due 04/20/2029 •		2,407	2,407
1.144% due 07/20/2029 •		4,481	4,457

Wells Fargo Home Equity Asset-Backed Securities Trust
2.032% due 02/25/2035 •		1,487	1,490

Total Asset-Backed Securities (Cost $818,382)			755,137

SOVEREIGN ISSUES 5.5%

Argentina Government International Bond
0.500% due 07/09/2030 þ		4,802	1,577
1.000% due 07/09/2029		685	236
1.125% due 07/09/2035 þ		14,347	4,388
1.400% due 03/25/2023 (h)	ARS	826,754	4,363
1.450% due 08/13/2023 (h)		252,396	1,334
2.500% due 07/09/2041 þ		$132	47
15.500% due 10/17/2026	ARS	31,710	66
39.551% (BADLARPP + 2.000%) due 04/03/2022 ~		22,575	115
40.178% (BADLARPP) due 10/04/2022 ~		2,200	4

Dominican Republic International Bond
5.300% due 01/21/2041		$2,050	1,786

Israel Government International Bond
2.750% due 07/03/2030		3,200	3,173
3.375% due 01/15/2050		1,300	1,235
3.800% due 05/13/2060		3,800	3,805
3.875% due 07/03/2050		1,700	1,755

Kuwait International Government Bond
3.500% due 03/20/2027		3,300	3,441

New Zealand Government International Bond
2.000% due 09/20/2025 (h)	NZD	18,821	13,681
3.000% due 09/20/2030 (h)		5,014	4,014

Peru Government International Bond
5.940% due 02/12/2029	PEN	48,100	12,698
6.150% due 08/12/2032		20,800	5,466
6.350% due 08/12/2028		47,875	12,993

Provincia de Buenos Aires
42.033% due 04/12/2025	ARS	325,460	1,630

Qatar Government International Bond
3.875% due 04/23/2023		$6,700	6,826
4.500% due 04/23/2028		2,100	2,293
5.103% due 04/23/2048		800	980

Romania Government International Bond
1.750% due 07/13/2030	EUR	3,600	3,380

Russia Government International Bond
5.100% due 03/28/2035		$1,000	175

Saudi Government International Bond
2.875% due 03/04/2023		1,600	1,613
3.625% due 03/04/2028		4,300	4,449

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Africa Government International Bond
4.850% due 09/30/2029		$10,000	$9,802
10.500% due 12/21/2026	ZAR	1,064,500	79,504

Turkey Government International Bond
5.750% due 03/22/2024		$3,000	2,978
6.350% due 08/10/2024		12,400	12,341

Total Sovereign Issues (Cost $211,372)			202,148

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Urbi Desarrollos Urbanos SAB de CV (e)		477	0

FINANCIALS 0.0%

Intelsat SA «(e)(k)		22,223	678

Total Common Stocks (Cost $2,592)			678

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(e)		4,654	22

Total Rights (Cost $0)			22

CONVERTIBLE PREFERRED SECURITIES 0.1%

FINANCIALS 0.1%

Wells Fargo & Co.
7.500%		3,500	4,638

Total Convertible Preferred Securities (Cost $4,179)			4,638

PREFERRED SECURITIES 1.2%

FINANCIALS 0.8%

AGFC Capital Trust
1.991% (US0003M + 1.750%) due 01/15/2067 ~		6,600,000	3,795

Banco Santander SA
6.750% due 04/25/2022 •(i)(j)		3,600,000	4,002

Bank of America Corp.
4.300% due 01/28/2025 •(i)		3,900,000	3,710
5.875% due 03/15/2028 •(i)		1,600,000	1,618

CaixaBank SA
6.000% due 07/18/2022 •(i)(j)		600,000	671
6.750% due 06/13/2024 •(i)(j)		200,000	234

Citigroup, Inc.
4.000% due 12/10/2025 •(i)		600,000	577

JPMorgan Chase & Co.
5.000% due 08/01/2024 •(i)		7,900,000	7,879

Nationwide Building Society
10.250% ~		10,000	2,259

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(i)		3,571,675	4,621

Wells Fargo & Co.
3.900% due 03/15/2026 •(i)		400,000	384

			29,750

UTILITIES 0.4%

AT&T Mobility LLC
7.000% due 10/20/2022 «(i)(k)		400,020	10,421

AT&T, Inc.
2.875% due 03/02/2025 •(i)		3,800,000	4,099

			14,520

Total Preferred Securities (Cost $44,334)			44,270

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 28.8%

COMMERCIAL PAPER 0.3%

Crown Castle International Corp.
1.450% due 05/05/2022	$2,500	$2,498

VW Credit, Inc.
1.180% due 05/23/2022	9,500	9,485

		11,983

REPURCHASE AGREEMENTS (l) 7.1%
		262,926

U.S. TREASURY BILLS 21.0%
0.314% due 04/19/2022 - 06/30/2022 (f)(g)(o)(q)	781,550	781,189

U.S. TREASURY CASH MANAGEMENT BILLS 0.4%
0.536% due 05/17/2022 - 07/26/2022 (f)(g)(o)(q)	16,100	16,074

Total Short-Term Instruments (Cost $1,072,132)		1,072,172

Total Investments in Securities (Cost $3,951,331)		3,835,872

	SHARES
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	529,593	5,142

Total Short-Term Instruments (Cost $5,144)		5,142

Total Investments in Affiliates (Cost $5,144)		5,142

Total Investments 103.3% (Cost $3,956,475)		$3,841,014

Financial Derivative Instruments (n)(p) (0.4)% (Cost or Premiums, net $6,129)		(17,072)

Other Assets and Liabilities, net (2.9)%		(107,310)

Net Assets 100.0%		$3,716,632

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	51

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$ 10,820	$10,421	0.28%
Citigroup, Inc. 3.057% due 01/25/2033	01/18/2022	2,400	2,245	0.06
Citigroup, Inc. 3.290% due 03/17/2026	03/10/2022	2,500	2,493	0.07
Citigroup, Inc. 3.785% due 03/17/2033	03/10/2022	5,200	5,161	0.14
Deutsche Bank AG 0.898% due 05/28/2024	05/25/2021	2,100	2,001	0.05
Deutsche Bank AG 2.129% due 11/24/2026	11/27/2020	1,000	928	0.02
Deutsche Bank AG 3.729% due 01/14/2032	01/27/2021 - 01/28/2021	1,708	1,519	0.04
Intelsat SA	09/05/2018	2,087	678	0.02

		$ 27,815	$25,446	0.68%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$6,110	U.S. Treasury Bills 0.000% due 08/04/2022	$(6,233)	$6,110	$6,110
JPS	0.260	03/17/2022	04/05/2022	36,716	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2031	(36,699)	36,716	36,720
SGY	0.280	03/31/2022	04/01/2022	220,100	U.S. Treasury Notes 1.250% due 11/30/2026	(224,905)	220,100	220,102

Total Repurchase Agreements						$(267,837)	$262,926	$262,932

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BRC	(2.950)%	02/05/2021	TBD	(3)	EUR	(2,123)	$(2,321)

Total Reverse Repurchase Agreements							$(2,321)

52	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (4.1)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2052	$164,200	$(156,603)	$(152,443)

U.S. Treasury Obligations (1.0)%
U.S. Treasury Inflation Protected Securities	0.125%	07/15/2031	34,188	(37,618)	(36,401)

Total Short Sales (5.1)%				$(194,221)	$(188,844)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BRC	$0	$(2,321)	$0	0	$(2,321)	$2,096	$(225)
FICC	6,110	0	0	0	6,110	(6,233)	(123)
JPS	36,720	0	0	0	36,720	(36,699)	21
SGY	220,102	0	0	0	220,102	(224,905)	(4,803)

Master Securities Forward Transaction Agreement
NOM	0	0	0	(36,401)	(36,401)	0	(36,401)

Total Borrowings and Other Financing Transactions	$262,932	$(2,321)	$0	(36,401)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(2,321)	$(2,321)

Total Borrowings	$0	$0	$0	$(2,321)	$(2,321)

Payable for reverse repurchase agreements					$(2,321)

(m)	Securities with an aggregate market value of $2,096 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(7,242) at a weighted average interest rate of (0.515%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-BTP Italy Government Bond June Futures	06/2022	844	$	129,137	$(4,493)	$1,102	$(93)
Euro-Bund 10-Year Bond June Futures	06/2022	142		24,923	(1,283)	236	(33)
U.S. Treasury 5-Year Note June Futures	06/2022	5,741		658,421	(16,844)	807	0
U.S. Treasury 10-Year Note June Futures	06/2022	4,304		528,854	(15,595)	1,076	0

					$(38,215)	$3,221	$(126)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	53

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 134.500 on Euro-Bobl Bond May 2022 Futures(1)	04/2022	61	$	0	$25	$0	$0
Put Options Strike @ EUR 131.500 on Euro-Bobl Bond May 2022 Futures(1)	04/2022	61		(183)	(157)	48	(24)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	791		(107,156)	2,627	13	(245)
U.S. Treasury 30-Year Bond June Futures	06/2022	717		(107,595)	3,324	0	(448)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	628		(111,235)	4,338	0	(667)

					$10,157	$61	$(1,384)

Total Futures Contracts					$(28,058)	$3,282	$(1,510)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	03/20/2023	0.095%	$	3,000	$(10)	$37	$27	$0	$0
Boeing Co.	1.000	Quarterly	12/20/2022	0.637		900	0	3	3	0	0
Boeing Co.	1.000	Quarterly	06/20/2023	0.822		1,700	6	(2)	4	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.428		7,000	(21)	(107)	(128)	0	(3)
Boeing Co.	1.000	Quarterly	06/20/2027	1.480		400	(9)	18	9	18	0
British Telecommunications PLC	1.000	Quarterly	12/20/2024	0.537	EUR	9,600	30	107	137	0	(11)
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	1.575	$	700	93	(51)	42	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.638		1,700	338	(88)	250	1	0
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.129		10,000	83	(60)	23	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.147		15,600	315	(213)	102	0	(3)
Stellantis NV	5.000	Quarterly	06/20/2026	1.199	EUR	3,300	766	(189)	577	3	0
Stellantis NV	5.000	Quarterly	12/20/2026	1.378		4,700	1,097	(230)	867	1	0
Valeo SA	1.000	Quarterly	06/20/2026	2.012		1,700	(19)	(57)	(76)	0	0

							$2,669	$(832)	$1,837	$23	$(17)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$	32,000	$(1,130)	$(943)	$(2,073)	$0	$(24)
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026		76,000	(7,236)	2,250	(4,986)	0	(1)
iTraxx Europe Senior 27 5-Year Index	(1.000)	Quarterly	06/20/2022	EUR	27,400	(164)	96	(68)	0	0

						$(8,530)	$1,403	$(7,127)	$0	$(25)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.EM-35 5-Year Index	1.000%	Quarterly	06/20/2026	$	100	$(4)	$(3)	$(7)	$0	$0
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026		15,300	1,186	(198)	988	0	(6)
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027		2,800	139	20	159	0	(1)
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		1,500	27	1	28	0	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		4,900	107	(17)	90	1	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		6,900	142	(22)	120	0	(1)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		6,900	99	14	113	0	0

						$1,696	$(205)	$1,491	$1	$(8)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	02/07/2023	GBP	79,500	$(90)	$(828)	$(918)	$0	$(16)
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2027		50,200	4,085	316	4,401	7	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		76,800	(7,450)	(944)	(8,394)	323	0
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		43,100	9,135	181	9,316	0	(483)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.086	Semi-Annual	09/11/2029	JPY	624,000	0	(135)	(135)	31	0

54	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	7.115%	Maturity	01/02/2023	BRL	573,000	$0	$(4,529)	$(4,529)	$32	$0
Pay	1-Year BRL-CDI	7.790	Maturity	01/02/2024		26,160	0	(305)	(305)	5	0
Pay	1-Year BRL-CDI	10.206	Maturity	01/04/2027		29,800	0	(153)	(153)	17	0
Pay	1-Year BRL-CDI	11.020	Maturity	01/04/2027		149,400	0	(46)	(46)	83	0
Pay	1-Year BRL-CDI	11.045	Maturity	01/04/2027		137,800	0	(23)	(23)	76	0
Pay	1-Year BRL-CDI	11.048	Maturity	01/04/2027		8,800	0	(1)	(1)	5	0
Pay	1-Year BRL-CDI	11.086	Maturity	01/04/2027		116,400	0	(15)	(15)	64	0
Pay	1-Year BRL-CDI	11.098	Maturity	01/04/2027		170,900	0	(12)	(12)	94	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022	CAD	12,100	53	(19)	34	0	0
Pay(7)	3-Month CAD-Bank Bill	2.060	Semi-Annual	10/28/2023		463,500	4	(3,639)	(3,635)	267	0
Pay(7)	3-Month CAD-Bank Bill	2.000	Semi-Annual	11/14/2023		64,000	1	(547)	(546)	36	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		9,500	0	(340)	(340)	6	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		8,600	0	(297)	(297)	6	0
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		5,100	0	(176)	(176)	3	0
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		2,600	0	(89)	(89)	2	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		14,300	20	(528)	(508)	9	0
Pay	3-Month CAD-Bank Bill	1.000	Semi-Annual	06/16/2026		88,700	(1,512)	(3,535)	(5,047)	81	0
Pay	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2026	KRW	227,249,700	(504)	(7,709)	(8,213)	0	(191)
Receive	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2026		29,832,800	520	558	1,078	25	0
Pay	3-Month KRW-KORIBOR	2.000	Quarterly	12/15/2026		44,017,000	83	(1,260)	(1,177)	0	(36)
Receive	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2031		116,355,500	1,226	6,569	7,795	384	0
Receive	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2031		15,367,300	(521)	(508)	(1,029)	0	(51)
Receive	3-Month KRW-KORIBOR	2.000	Quarterly	12/15/2031		23,875,500	95	1,065	1,160	77	0
Pay(7)	3-Month NZD-BBR	3.000	Semi-Annual	11/01/2023	NZD	175,100	59	(716)	(657)	78	0
Pay(7)	3-Month NZD-BBR	3.000	Semi-Annual	12/15/2023		243,600	(6)	(1,026)	(1,032)	108	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		$239,700	11,006	(3,781)	7,225	0	(2)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		31,800	2,731	(1,296)	1,435	0	(6)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		200	12	(11)	1	0	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		25,770	258	3,200	3,458	0	(67)
Pay	28-Day MXN-TIIE	5.660	Lunar	03/24/2023	MXN	4,100,000	(31)	(5,020)	(5,051)	85	0
Pay	UKRPI	3.579	Maturity	10/15/2033	GBP	24,300	9	(4,542)	(4,533)	0	(431)

							$19,183	$(30,141)	$(10,958)	$1,904	$(1,283)

Total Swap Agreements							$15,018	$(29,775)	$(14,757)	$1,928	$(1,333)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$3,282	$1,928	$5,210	$0	$(1,510)	$(1,333)	$(2,843)

(o)

Securities with an aggregate market value of $50,025 and cash of $11,127 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	55

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2022		AUD	7,321		$5,480	$1	$0
	04/2022		EUR	4,914		5,412	0	(24)
	04/2022		PEN	17,096		4,087	0	(561)
	04/2022			$3,300	COP	12,442,650	0	(11)
	05/2022		NZD	28,671		$19,870	9	0
	05/2022		SEK	12,260		1,309	4	0
	05/2022			$5,482	AUD	7,322	0	(1)
	06/2022		HKD	12,073		$1,545	2	0
	06/2022			$17	PLN	74	0	0
	06/2022		ZAR	67,845		$4,438	0	(163)
	07/2022		PEN	17,972		4,473	0	(364)
	09/2022			18,346		4,361	0	(543)
	11/2022		ZAR	65,651		4,135	0	(242)

BPS	04/2022		CAD	5,182		4,102	4	(47)
	04/2022		EUR	1,630		1,794	0	(9)
	04/2022		JPY	30,000		261	15	0
	04/2022		NOK	2,440		277	0	(1)
	04/2022		NZD	1,298		881	0	(18)
	04/2022			$2,114	AUD	2,906	60	0
	04/2022			2,354	EUR	2,106	0	(25)
	04/2022			1,314	GBP	994	0	(8)
	04/2022			37,417	JPY	4,624,300	568	0
	05/2022		COP	1,326,364		$337	0	(12)
	05/2022		TWD	2,956		105	1	0
	05/2022			$718	MXN	14,958	30	0
	05/2022			66	TWD	1,857	0	(1)
	05/2022		ZAR	90,158		$5,728	0	(409)
	06/2022		ILS	652		201	0	(4)
	06/2022			$9,656	CLP	7,908,081	274	0
	07/2022		MXN	25,167		$1,203	0	(43)
	08/2022		ZAR	255,059		15,975	0	(1,193)
	09/2022		TWD	1,840		66	1	0
	11/2022		ZAR	141,115		8,802	0	(604)

BRC	04/2022		PEN	17,096		4,515	0	(127)
	04/2022			$4,519	PEN	17,096	128	0
	11/2022		ZAR	49,924		$3,111	0	(217)

BSH	05/2022			$890	PEN	3,323	11	0

CBK	04/2022		DKK	810		$128	7	0
	04/2022		MXN	17,791		820	0	(72)
	05/2022	«		$5	RUB	371	0	(1)
	05/2022		ZAR	76,093		$4,690	0	(490)
	07/2022		PEN	34,989		8,915	0	(505)
	08/2022			24,355		6,171	0	(377)
	12/2022			20,411		4,867	0	(555)

DUB	04/2022			$259	DKK	1,757	2	0
	05/2022	«		5	RUB	404	0	(1)
	06/2022			9	PLN	43	1	0
	07/2022		DKK	1,750		$259	0	(2)

GLM	04/2022		BRL	168,911		34,089	0	(1,389)
	04/2022			$35,652	BRL	168,911	0	(174)
	04/2022	«		7	RUB	525	0	(1)
	05/2022		KRW	167,507		$136	0	(2)
	05/2022		TWD	1,936		68	1	0
	05/2022			$33,826	BRL	168,911	1,368	0
	05/2022	«		14	RUB	1,084	0	(2)
	06/2022		MXN	16,254		$762	0	(45)
	06/2022	«		$3,531	RUB	450,177	1,500	0
	11/2022		ZAR	69,519		$4,331	0	(303)

HUS	04/2022		CAD	2,541		2,019	0	(13)
	04/2022		EUR	3,830		4,220	0	(17)
	04/2022		GBP	1,650		2,197	30	0
	04/2022			$4,363	EUR	3,932	0	(13)
	04/2022			9,453	GBP	7,172	3	(35)

56	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
JPM	04/2022		BRL	63,002		$13,298	$65	$0
	04/2022			$12,136	BRL	63,002	1,097	0
	05/2022		MXN	18,437		$888	0	(34)
	05/2022			$1,699	CNH	10,802	0	(4)
	05/2022			1,001	INR	77,351	11	0
	05/2022			78	TWD	2,199	0	(1)
	08/2022			6,679	PEN	25,404	147	0
	09/2022		TWD	2,179		$78	2	0

MBC	04/2022		PEN	17,096		4,541	0	(97)
	04/2022			$4,546	PEN	17,096	96	0
	05/2022		CLP	7,820,685		$9,708	0	(155)
	05/2022			$1,096	CNH	6,964	0	(3)
	05/2022			559	INR	43,247	7	0
	06/2022	«		2,646	RUB	356,389	1,337	0

MYI	04/2022		BRL	105,909		$22,354	109	0
	04/2022		DKK	7,136		1,126	65	0
	04/2022			$20,394	BRL	105,909	1,851	0
	04/2022			873	DKK	5,905	6	0
	04/2022			255,331	EUR	229,295	0	(1,674)
	05/2022		EUR	229,295		$255,554	1,679	0
	05/2022		TWD	1,620		57	1	0
	05/2022	«		$5	RUB	354	0	(1)
	05/2022			32	TWD	897	0	0
	07/2022		DKK	5,883		$873	0	(5)
	09/2022		TWD	889		32	1	0

RBC	04/2022			$1,825	CAD	2,320	31	0
	06/2022		MXN	37,062		$1,799	0	(41)

SCX	04/2022		EUR	224,959		252,998	4,138	0
	04/2022		GBP	55,325		74,252	1,575	0
	05/2022			48,809		64,252	146	0
	05/2022			$1,093	CNH	6,948	0	(2)
	05/2022			781	INR	60,530	11	0
	05/2022			37,801	JPY	4,585,336	0	(114)
	11/2022		PEN	45,655		$11,014	0	(1,120)

SOG	05/2022	«		$9	RUB	715	0	(1)
	06/2022		ILS	446		$137	0	(3)

TOR	04/2022		CAD	25,698		20,264	0	(292)
	04/2022			$7,524	AUD	10,484	321	0
	04/2022			26,339	CAD	32,899	0	(23)
	05/2022		CAD	32,904		$26,340	23	0

UAG	04/2022		AUD	6,069		4,560	19	0
	04/2022		CAD	1,847		1,448	0	(30)
	04/2022		NZD	27,373		18,426	0	(544)
	04/2022	«		$44	RUB	3,396	0	(5)
	05/2022			4,561	AUD	6,069	0	(19)
	05/2022	«		10	RUB	751	0	(1)
	11/2022		ZAR	153,698		$9,796	0	(450)

Total Forward Foreign Currency Contracts							$16,758	$(13,243)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.280%	06/29/2023	18,000	$958	$1,435
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.060	10/25/2023	26,300	1,500	2,910

FAR	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.134	09/15/2023	13,800	725	1,420

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.102	09/15/2023	14,300	777	1,485

Total Purchased Options							$3,960	$7,250

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	57

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	3,400	$(4)	$0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	31,500	(27)	(16)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	1,400	(7)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	11,300	(30)	(14)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	10,800	(50)	(15)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	17,500	(32)	(14)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	5,500	(53)	(24)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	5,700	(56)	(22)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	3,300	(34)	(11)

BRC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	3,100	(18)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	14,000	(16)	(7)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	10,900	(21)	(8)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	1,400	(7)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	19,000	(113)	(73)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	3,000	(22)	(9)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	11,100	(15)	(10)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	26,100	(55)	(32)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	30,200	(137)	(41)

CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	10,000	(12)	(6)

DUB	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	9,900	(40)	(7)
	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	05/18/2022	6,600	(36)	(14)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	11,600	(13)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	8,500	(9)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	6,600	(11)	(3)

GST	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	04/20/2022	13,200	(14)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	12,800	(21)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	1,400	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	21,500	(34)	(6)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	1,300	(9)	(4)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	9,500	(14)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	16,000	(19)	(10)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	11,600	(114)	(51)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	4,900	(45)	(19)

MYC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	900	(5)	(1)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	900	(4)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	9,000	(17)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	3,800	(8)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	11,000	(15)	(5)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	1,400	(7)	(2)

						$(1,145)	$ (442)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC USD versus RUB	RUB	87.750	04/25/2022	14,200	$(287)	$(472)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.110%	06/29/2023	87,900	$(954)	$(3,011)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000	10/25/2023	131,500	(1,505)	(4,963)

BPS	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	03/31/2023	15,200	(25)	(30)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	03/31/2023	15,200	(33)	(33)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	04/07/2022	5,000	(26)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.700	04/07/2022	5,000	(26)	(80)

BRC	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	05/09/2022	8,500	(37)	(3)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	05/09/2022	8,500	(69)	(181)

CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/16/2022	5,000	(21)	(3)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/16/2022	5,000	(20)	(44)

58	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350%	08/08/2022	3,800	$(15)	$(5)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.550	08/08/2022	3,800	(15)	(35)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.857	07/13/2022	49,000	(556)	(1,763)

FAR	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.985	09/15/2023	69,000	(725)	(2,667)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	457,600	(911)	(17)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	457,600	(911)	(7,548)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.500	02/07/2023	515,000	(1,772)	(3,609)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/11/2022	10,700	(38)	(5)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/11/2022	10,700	(42)	(89)

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	04/08/2022	9,700	(34)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	04/08/2022	9,700	(55)	(182)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.960	09/15/2023	71,500	(777)	(2,772)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.853	05/16/2022	29,600	(246)	(882)

NGF	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	03/31/2023	166,500	(276)	(326)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	03/31/2023	166,500	(365)	(357)

							$ (9,454)	$(28,605)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	$	98.617	05/05/2022	2,500	$(11)	$(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052		98.766	05/05/2022	2,700	(14)	(42)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052		99.102	05/05/2022	3,700	(20)	(67)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052		97.438	06/06/2022	9,900	(54)	(116)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052		99.438	06/06/2022	9,900	(48)	(35)
	Call - OTC Ginnie Mae, TBA 3.000% due 04/01/2052		101.191	04/14/2022	7,700	(28)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052		96.199	04/06/2022	6,000	(28)	(202)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052		97.734	04/06/2022	2,500	(10)	(57)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052		98.000	04/06/2022	9,400	(38)	(241)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052		98.344	04/06/2022	6,700	(25)	(195)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052		98.391	04/06/2022	2,600	(10)	(77)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052		98.531	04/06/2022	8,000	(31)	(248)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052		99.188	04/06/2022	3,600	(15)	(135)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052		99.734	04/06/2022	2,500	(7)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052		100.000	04/06/2022	9,400	(25)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052		96.344	05/05/2022	7,400	(43)	(113)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052		98.344	05/05/2022	7,400	(34)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052		100.875	04/06/2022	1,200	(3)	(36)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052		98.781	05/05/2022	3,000	(16)	(47)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052		99.047	05/05/2022	6,200	(29)	(110)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052		100.781	05/05/2022	3,000	(11)	(3)

						$(500)	$(1,734)

Total Written Options						$(11,386)	$(31,253)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
CBK	Brazil Government International Bond	1.000%	Quarterly	12/20/2024	1.231%	$ 100	$(2)	$1	$0	$(1)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.934	400	(4)	5	1	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.143	1,100	4	(8)	0	(4)

FBF	AT&T, Inc.	1.000	Quarterly	06/20/2024	0.609	2,300	(6)	26	20	0

GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.231	200	(3)	2	0	(1)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.829	1,900	(28)	34	6	0
	Russia Government International Bond	1.000	Quarterly	12/20/2026	38.355	1,900	(414)	(691)	0	(1,105)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.050	17,400	(770)	757	0	(13)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	5.275	400	(49)	14	0	(35)

HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	0.916	200	(7)	7	0	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.035	1,100	(32)	31	0	(1)

JPM	Hochtief AG	5.000	Quarterly	12/20/2026	1.184	EUR 5,900	1,406	(253)	1,153	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	0.907	$ 200	(10)	10	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	59

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
MYC	California State General Obligation Bonds, Series 2003	1.000%	Quarterly	09/20/2024	0.219%	$11,400	$81	$139	$220	$0

							$166	$74	$1,400	$(1,160)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$900	$(26)	$31	$5	$0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	18,100	(628)	737	109	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	12,100	(424)	497	73	0

						$(1,078)	$1,265	$187	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	6-Month THB-THBFIX	1.000%	Semi-Annual	12/15/2026	THB	1,153,300	$202	$816	$1,018	$0
	Pay	6-Month THB-THBFIX	1.500	Semi-Annual	12/15/2031		598,500	(296)	(614)	0	(910)

DBL	Receive	6-Month THB-THBFIX	1.000	Semi-Annual	12/15/2026		417,000	(31)	399	368	0
	Pay	6-Month THB-THBFIX	1.500	Semi-Annual	12/15/2031		216,000	(15)	(313)	0	(328)

GLM	Receive	6-Month THB-THBFIX	1.000	Semi-Annual	12/15/2026		604,200	(9)	543	534	0
	Pay	6-Month THB-THBFIX	1.500	Semi-Annual	12/15/2031		774,500	(188)	(990)	0	(1,178)

NGF	Receive	6-Month THB-THBFIX	1.000	Semi-Annual	12/15/2026		4,598,500	540	3,523	4,063	0
	Pay	6-Month THB-THBFIX	1.500	Semi-Annual	12/15/2031		1,937,600	(754)	(2,192)	0	(2,946)

								$(551)	$1,172	$5,983	$(5,362)

Total Swap Agreements								$(1,463)	$2,511	$7,570	$(6,522)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$16	$4,345	$1,018	$5,379	$(1,909)	$(8,020)	$(910)	$(10,839)	$(5,460)	$5,581	$121
BPS	953	0	0	953	(2,374)	(214)	0	(2,588)	(1,635)	1,823	188
BRC	128	0	0	128	(344)	(367)	0	(711)	(583)	825	242
BSH	11	0	0	11	0	0	0	0	11	0	11
CBK	7	0	1	8	(2,000)	(53)	(5)	(2,058)	(2,050)	1,708	(342)
DBL	0	0	368	368	0	0	(328)	(328)	40	0	40
DUB	3	0	0	3	(3)	(1,832)	0	(1,835)	(1,832)	2,184	352
FAR	0	1,420	0	1,420	0	(2,667)	0	(2,667)	(1,247)	1,333	86
FBF	0	0	20	20	0	0	0	0	20	(40)	(20)
GLM	2,869	0	534	3,403	(1,916)	(11,740)	(1,178)	(14,834)	(11,431)	13,172	1,741
GST	0	0	11	11	0	(14)	(1,154)	(1,168)	(1,157)	1,277	120
HUS	33	0	0	33	(78)	0	(1)	(79)	(46)	0	(46)
JPM	1,322	0	1,153	2,475	(39)	(374)	0	(413)	2,062	(1,835)	227
MBC	1,440	0	0	1,440	(255)	0	0	(255)	1,185	(1,080)	105
MYC	0	1,485	329	1,814	0	(3,666)	0	(3,666)	(1,852)	2,038	186
MYI	3,712	0	0	3,712	(1,680)	0	0	(1,680)	2,032	(1,910)	122
NGF	0	0	4,063	4,063	0	(683)	(2,946)	(3,629)	434	(1,310)	(876)
RBC	31	0	0	31	(41)	0	0	(41)	(10)	0	(10)
SAL	0	0	0	0	0	(1,623)	0	(1,623)	(1,623)	1,860	237
SCX	5,870	0	0	5,870	(1,236)	0	0	(1,236)	4,634	(2,430)	2,204
SOG	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
TOR	344	0	0	344	(315)	0	0	(315)	29	(120)	(91)
UAG	19	0	73	92	(1,049)	0	0	(1,049)	(957)	984	27

Total Over the Counter	$16,758	$7,250	$7,570	$31,578	$(13,243)	$(31,253)	$(6,522)	$(51,018)

60	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

(q)

Securities with an aggregate market value of $32,843 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,282	$3,282
Swap Agreements	0	24	0	0	1,904	1,928

	$0	$24	$0	$0	$5,186	$5,210

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,758	$0	$16,758
Purchased Options	0	0	0	0	7,250	7,250
Swap Agreements	0	1,587	0	0	5,983	7,570

	$0	$1,587	$0	$16,758	$13,233	$31,578

	$0	$1,611	$0	$16,758	$18,419	$36,788

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,510	$1,510
Swap Agreements	0	50	0	0	1,283	1,333

	$0	$50	$0	$0	$2,793	$2,843

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,242	$0	$13,242
Written Options	0	442	0	472	30,339	31,253
Swap Agreements	0	1,160	0	0	5,362	6,522

	$0	$1,602	$0	$13,714	$35,701	$51,017

	$0	$1,652	$0	$13,714	$38,494	$53,860

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	61

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$20	$20
Futures	0	0	0	0	(38,886)	(38,886)
Swap Agreements	0	(13,440)	0	0	(11,684)	(25,124)

	$0	$(13,440)	$0	$0	$(50,550)	$(63,990)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,125	$0	$21,125
Purchased Options	0	0	0	0	(1,926)	(1,926)
Written Options	0	2,168	0	460	3,273	5,901
Swap Agreements	0	1,473	0	0	152	1,625

	$0	$3,641	$0	$21,585	$1,499	$26,725

	$0	$(9,799)	$0	$21,585	$(49,051)	$(37,265)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(45,983)	$(45,983)
Swap Agreements	0	9,674	0	0	(4,343)	5,331

	$0	$9,674	$0	$0	$(50,326)	$(40,652)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,634)	$0	$(3,634)
Purchased Options	0	0	0	0	2,834	2,834
Written Options	0	400	0	(111)	(19,998)	(19,709)
Swap Agreements	0	(1,452)	0	0	1,171	(281)

	$0	$(1,052)	$0	$(3,745)	$(15,993)	$(20,790)

	$0	$8,622	$0	$(3,745)	$(66,319)	$(61,442)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$79,493	$0	$79,493
Corporate Bonds & Notes
Banking & Finance	8,380	542,705	0	551,085
Industrials	6,690	290,959	0	297,649
Utilities	0	68,620	0	68,620
Convertible Bonds & Notes
Industrials	0	15,975	0	15,975
Municipal Bonds & Notes
California	0	2,289	0	2,289
Illinois	0	1,578	0	1,578
Puerto Rico	0	324	0	324
Washington	0	19,443	0	19,443
West Virginia	0	6,021	0	6,021
U.S. Government Agencies	0	157,398	0	157,398
U.S. Treasury Obligations	0	310,406	0	310,406
Non-Agency Mortgage-Backed Securities	0	246,126	400	246,526
Asset-Backed Securities	0	755,137	0	755,137
Sovereign Issues	0	202,148	0	202,148
Common Stocks
Financials	0	0	678	678
Rights
Financials	0	0	22	22
Convertible Preferred Securities
Financials	4,638	0	0	4,638
Preferred Securities
Financials	0	29,750	0	29,750
Utilities	0	4,099	10,421	14,520

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short-Term Instruments
Commercial Paper	$0	$11,983	$0	$11,983
Repurchase Agreements	0	262,926	0	262,926
U.S. Treasury Bills	0	781,189	0	781,189
U.S. Treasury Cash Management Bills	0	16,074	0	16,074

	$19,708	$3,804,643	$11,521	$3,835,872

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,142	$0	$0	$5,142

Total Investments	$24,850	$3,804,643	$11,521	$3,841,014

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(152,443)	0	(152,443)
U.S. Treasury Obligations	0	(36,401)	0	(36,401)

	$0	$(188,844)	$0	$(188,844)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,404	3,806	0	5,210
Over the counter	0	28,741	2,837	31,578

	$1,404	$32,547	$2,837	$36,788

62	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(150)	$(2,693)	$0	$(2,843)
Over the counter	0	(51,004)	(13)	(51,017)

	$(150)	$(53,697)	$(13)	$(53,860)

Total Financial Derivative Instruments	$1,254	$(21,150)	$2,824	$(17,072)

Totals	$26,104	$3,594,649	$14,345	$3,635,098

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	63

Schedule of Investments	PIMCO Extended Duration Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 170.5%

CORPORATE BONDS & NOTES 0.6%

BANKING & FINANCE 0.2%

BOC Aviation Ltd.
2.750% due 09/18/2022		$800	$801

Jyske Realkredit AS
1.500% due 10/01/2053	DKK	200	26

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		198	26

Nykredit Realkredit AS
1.000% due 10/01/2050		992	129
1.000% due 10/01/2053		200	25
1.500% due 10/01/2053		1,395	186

Realkredit Danmark AS
1.000% due 10/01/2050		595	77
1.500% due 10/01/2053		697	94

			1,364

INDUSTRIALS 0.3%

Sands China Ltd.
5.400% due 08/08/2028		$800	788

United Airlines Pass-Through Trust
2.875% due 04/07/2030		867	824
3.100% due 04/07/2030		867	797

			2,409

UTILITIES 0.1%

Petrobras Global Finance BV
5.093% due 01/15/2030		623	623

Total Corporate Bonds & Notes (Cost $4,610)			4,396

U.S. GOVERNMENT AGENCIES 5.3%

Fannie Mae
0.000% due 11/15/2030 (d)		400	324
2.251% due 01/25/2031 ~(a)		2,300	287
3.000% due 07/25/2043		547	520
3.790% due 01/01/2029		2,000	2,074
5.000% due 08/25/2033		29	30
5.500% due 04/25/2033 - 08/25/2035		80	83
6.000% due 12/25/2034		282	334

Freddie Mac
0.000% due 03/15/2028 - 07/15/2031 (a)(d)		10,500	8,940
0.000% due 03/15/2031 - 07/15/2032 (d)		9,300	7,301
0.000% due 01/15/2041 (b)(d)		3,569	3,147
3.000% due 04/15/2053		1,816	1,782
4.000% due 09/15/2054		807	861
4.440% due 11/25/2052 ~		4,857	5,218
5.500% due 02/15/2024		11	11
6.000% due 06/15/2035		455	547

Ginnie Mae
5.500% due 10/20/2037		221	247

Residual Funding Corp. STRIPS (d)
0.000% due 04/15/2030		4,100	3,325

Resolution Funding Corp. STRIPS
0.000% due 10/15/2028 (a)		800	662

Tennessee Valley Authority STRIPS
4.625% due 09/15/2060		1,000	1,318

U.S. Small Business Administration
5.290% due 12/01/2027		37	38

Uniform Mortgage-Backed Security
4.000% due 08/01/2048		51	52

Uniform Mortgage-Backed Security, TBA
2.500% due 04/01/2052		2,100	2,004

Total U.S. Government Agencies (Cost $37,044)			39,105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 146.7%

U.S. Treasury Bonds
1.875% due 11/15/2051 (f)	$32,700	$28,694
2.000% due 11/15/2041 (f)	61,400	55,576
2.250% due 02/15/2052 (f)	9,800	9,402
2.375% due 02/15/2042 (f)	7,600	7,333
2.750% due 11/15/2047	1	1
3.125% due 11/15/2041 (f)	45,850	49,478

U.S. Treasury STRIPS
0.000% due 05/15/2034 (a)(f)	100,300	74,151
0.000% due 08/15/2034 (a)(f)	76,520	56,201
0.000% due 11/15/2034 (a)(h)	34,600	25,233
0.000% due 08/15/2035 (a)(h)	6,870	4,916
0.000% due 05/15/2036 (a)	52,000	36,397
0.000% due 11/15/2036 (a)	76,900	53,117
0.000% due 05/15/2037 (a)	54,350	36,982
0.000% due 08/15/2037 (a)	9,100	6,144
0.000% due 08/15/2041 (d)	14,800	8,948
0.000% due 02/15/2042 (d)(h)	9,500	5,657
0.000% due 05/15/2042 (d)(h)	9,700	5,730
0.000% due 05/15/2043 (d)	16,610	9,456
0.000% due 08/15/2043 (d)	92,900	52,800
0.000% due 02/15/2044 (d)	51,400	28,784
0.000% due 05/15/2044 (d)	88,500	49,413
0.000% due 08/15/2044 (d)(h)	1,500	832
0.000% due 11/15/2044 (d)(h)	4,800	2,638
0.000% due 02/15/2045 (d)(h)	5,200	2,838
0.000% due 05/15/2045 (d)	7,750	4,218
0.000% due 08/15/2046 (d)(h)	3,500	1,865
0.000% due 05/15/2048 (d)	77,000	40,690
0.000% due 08/15/2048 (d)(f)	153,800	80,502
0.000% due 11/15/2048 (d)(f)	172,400	91,234
0.000% due 02/15/2049 (d)(f)	120,600	63,101
0.000% due 08/15/2049 (d)	72,300	37,149
0.000% due 11/15/2049 (d)(f)	155,500	79,868
0.000% due 08/15/2050 (d)(f)	130,900	65,082

Total U.S. Treasury Obligations (Cost $1,162,225)		1,074,430

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.1%

1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037	3,000	3,341

BAMLL Commercial Mortgage Securities Trust
1.447% due 04/15/2036 •	3,200	3,185
1.597% due 03/15/2034 ~•	1,500	1,487

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	800	818
4.957% due 08/10/2035 ~	600	598

Bear Stearns ALT-A Trust
2.874% due 09/25/2035 ^~	124	91

BWAY Mortgage Trust
3.454% due 03/10/2033	3,000	2,980

ChaseFlex Trust
1.017% due 05/25/2037 •	1,663	1,627

CityLine Commercial Mortgage Trust
2.778% due 11/10/2031 ~	2,800	2,774

Commercial Mortgage Trust
3.815% due 04/10/2033 ~	2,500	2,413

Countrywide Home Loan Mortgage Pass-Through Trust
2.887% due 09/25/2047 ^~	95	90

Credit Suisse Mortgage Capital Certificates
0.357% due 11/27/2036 •	153	153

DROP Mortgage Trust
1.550% due 04/15/2026 •	600	594

Extended Stay America Trust
1.477% due 07/15/2038 •	1,193	1,180

GS Mortgage Securities Trust
3.602% due 10/10/2049 ~	1,800	1,719
3.805% due 10/10/2035 ~	800	788

Hilton USA Trust
4.194% due 11/05/2038 ~	1,000	985

JP Morgan Chase Commercial Mortgage Securities Trust
2.450% due 12/15/2031 •	1,273	1,261

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Mortgage Trust
1.357% due 12/25/2049 ~		$142	$143
2.391% due 07/25/2035 ~		29	29

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~		2,336	2,296

Structured Adjustable Rate Mortgage Loan Trust
0.777% due 10/25/2035 ~		310	304

Towd Point Mortgage Funding
1.374% due 02/20/2054 •	GBP	1,457	1,918

VNDO Mortgage Trust
3.805% due 01/10/2035		$3,600	3,609

WaMu Mortgage Pass-Through Certificates Trust
0.871% due 01/25/2047 ~		90	89
1.723% due 08/25/2046 •		2,647	2,555
1.723% due 10/25/2046 •		3	3

Total Non-Agency Mortgage-Backed Securities (Cost $37,569)			37,030

ASSET-BACKED SECURITIES 12.2%

ACE Securities Corp. Home Equity Loan Trust
1.252% due 01/25/2035 •		4,510	4,364

ACREC Ltd.
1.618% due 10/16/2036 •		1,700	1,674

Anchorage Capital CLO Ltd.
1.291% due 07/15/2030 •		2,300	2,300
1.399% due 07/22/2032 •		4,700	4,673

Apidos CLO
1.264% due 04/20/2031 •		750	748

Arbor Realty Commercial Real Estate Notes Ltd.
1.500% due 01/15/2037 •		1,950	1,941

Ares CLO Ltd.
1.309% due 04/22/2031 •		700	695

Atlas Senior Loan Fund Ltd.
1.391% due 01/16/2030 •		1,500	1,495

Barings CLO Ltd.
1.054% due 01/20/2028 •		382	380

BDS Ltd.
1.818% due 12/16/2036 •		700	693

Bear Stearns Asset-Backed Securities Trust
2.670% due 07/25/2036 ~		1	1

Benefit Street Partners CLO Ltd.
1.191% due 10/15/2030 •		1,000	992

Black Diamond CLO DAC
0.980% due 05/15/2032 •	EUR	2,200	2,427

Carlyle Global Market Strategies CLO Ltd.
1.339% due 04/22/2032 •		$1,600	1,581
1.409% due 08/14/2030 •		3,600	3,601

CIT Mortgage Loan Trust
1.957% due 10/25/2037 •		2,230	2,237

Countrywide Asset-Backed Certificates
0.957% due 01/25/2046 ^•		4,718	4,570

Crestline Denali CLO Ltd.
1.399% due 10/23/2031 •		1,750	1,727

Dryden Senior Loan Fund
1.221% due 04/15/2028 •		1,200	1,196

ECMC Group Student Loan Trust
1.207% due 02/27/2068 •		537	527

Elevation CLO Ltd.
1.208% due 10/25/2030 •		2,600	2,578

Encore Credit Receivables Trust
1.117% due 07/25/2035 •		345	350

Fortress Credit Investments Ltd.
1.933% due 12/17/2026 ~		2,400	2,401

Fremont Home Loan Trust
1.522% due 06/25/2035 ~		1,829	1,802

GoldenTree Loan Management U.S. CLO Ltd.
1.164% due 11/20/2030 •		2,000	1,980

JP Morgan Mortgage Acquisition Corp.
1.177% due 12/25/2035 •		2,032	2,031

KKR CLO Ltd.
1.181% due 07/18/2030 •		700	699

64	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LCM LP
1.294% due 10/20/2027 •	$345	$344

LoanCore Issuer Ltd.
1.527% due 05/15/2036 •	896	893

Lument Finance Trust, Inc.
1.567% due 06/15/2039 ~	2,400	2,375

Magnetite Ltd.
1.386% due 11/15/2028 •	795	790

MASTR Asset-Backed Securities Trust
1.282% due 10/25/2034 •	1,474	1,457

MidOcean Credit CLO
1.229% due 01/29/2030 •	1,500	1,491

Mountain View CLO LLC
1.281% due 01/16/2031 •	1,500	1,492

OZLM Ltd.
1.354% due 10/20/2031 •	1,000	986
1.489% due 05/16/2030 •	1,700	1,700

Palmer Square Loan Funding Ltd.
0.928% due 10/15/2029 •	2,450	2,429
1.054% due 07/20/2029 •	1,841	1,837

Residential Asset Securities Corp. Trust
0.677% due 02/25/2037 •	785	753

Romark CLO Ltd.
1.289% due 10/23/2030 •	2,500	2,485

Saranac CLO Ltd.
1.646% due 08/13/2031 •	1,800	1,794

SLM Student Loan Trust
0.858% due 10/25/2029 •	540	538

Sound Point CLO Ltd.
1.159% due 01/23/2029 •	1,409	1,410
1.464% due 07/20/2032 •	1,000	997

Soundview Home Loan Trust
0.757% due 01/25/2037 •	4,271	4,071

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Symphony Static CLO Ltd.
0.959% due 10/25/2029 •		$600	$595

Venture CLO Ltd.
1.244% due 07/20/2030 •		1,600	1,600
1.384% due 04/20/2032 •		2,200	2,188

Vibrant CLO Ltd.
1.240% due 07/20/2032 •		300	298
1.294% due 09/15/2030 •		1,800	1,797
1.374% due 07/20/2032 •		1,700	1,690

Voya CLO Ltd.
1.191% due 04/17/2030 •		700	697
1.241% due 10/15/2030 •		2,700	2,669

Wells Fargo Home Equity Asset-Backed Securities Trust
0.727% due 07/25/2036 •		97	97

Total Asset-Backed Securities (Cost $89,173)			89,136

SOVEREIGN ISSUES 0.2%

Qatar Government International Bond
3.875% due 04/23/2023		1,200	1,222

South Africa Government International Bond
8.250% due 03/31/2032	ZAR	7,800	477

Total Sovereign Issues (Cost $1,853)			1,699

SHORT-TERM INSTRUMENTS 0.4%

ISRAEL TREASURY BILLS 0.3%
0.020% due 11/02/2022 - 01/04/2023 (c)(d)	ILS	7,500	2,343

U.S. TREASURY BILLS 0.0%
0.218% due 05/03/2022 (d)(e)(j)		$272	272

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 0.1%
0.496% due 06/21/2022 (d)(e)(j)	$343	$343

Total Short-Term Instruments (Cost $2,975)		2,958

Total Investments in Securities (Cost $1,335,449)		1,248,754

	SHARES
INVESTMENTS IN AFFILIATES 3.6%

SHORT-TERM INSTRUMENTS 3.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.6%

PIMCO Short Asset Portfolio	2,283,974	22,515

PIMCO Short-Term Floating NAV Portfolio III	368,530	3,579

Total Short-Term Instruments (Cost $26,452)		26,094

Total Investments in Affiliates (Cost $26,452)		26,094

Total Investments 174.1% (Cost $1,361,901)		$1,274,848

Financial Derivative Instruments (g)(i) (0.4)% (Cost or Premiums, net $(313))		(2,671)

Other Assets and Liabilities, net (73.7)%		(539,913)

Net Assets 100.0%		$732,264

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOO	0.330%	03/31/2022	04/01/2022	$(400,182)	$(400,182)
BOS	0.300	03/31/2022	04/01/2022	(4,059)	(4,058)
	0.330	03/15/2022	04/14/2022	(2,093)	(2,093)
BSN	0.230	03/03/2022	04/06/2022	(48,266)	(48,275)
	0.230	03/10/2022	04/06/2022	(58,867)	(58,876)
DEU	0.000	03/11/2022	04/11/2022	(4,070)	(4,071)
JPS	0.220	03/31/2022	04/01/2022	(6,720)	(6,720)
	0.260	03/22/2022	04/05/2022	(28,449)	(28,451)

Total Reverse Repurchase Agreements					$(552,726)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	65

Schedule of Investments	PIMCO Extended Duration Fund	(Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.4)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2052	$3,000	$(2,853)	$(2,785)

Total Short Sales (0.4)%				$(2,853)	$(2,785)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOO	$0	$(400,182)	$0	$(400,182)	$403,551	$3,369
BOS	0	(6,151)	0	(6,151)	6,108	(43)
BSN	0	(107,151)	0	(107,151)	106,618	(533)
DEU	0	(4,071)	0	(4,071)	3,939	(132)
JPS	0	(35,171)	0	(35,171)	35,410	239

Total Borrowings and Other Financing Transactions	$0	$(552,726)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(410,960)	$(141,766)	$0	$0	$(552,726)

Total Borrowings	$(410,960)	$(141,766)	$0	$0	$(552,726)

Payable for reverse repurchase agreements					$(552,726)

(f)	Securities with an aggregate market value of $550,124 and cash of $5,502 has been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(565,204) at a weighted average interest rate of 0.062%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-BTP Italy Government Bond June Futures	06/2022	30	$	4,590	$(92)	$39	$(3)
U.S. Treasury 5-Year Note June Futures	06/2022	2,343		268,713	(6,867)	330	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	134		23,735	(928)	142	0

					$(7,887)	$511	$(3)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2022	1,098	$	(232,690)	$2,846	$0	$(180)
U.S. Treasury 10-Year Note June Futures	06/2022	1,357		(166,741)	5,055	0	(339)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	1,055		(142,920)	4,732	0	(429)
U.S. Treasury 30-Year Bond June Futures	06/2022	1,350		(202,584)	6,231	0	(844)

					$18,864	$0	$(1,792)

Total Futures Contracts					$10,977	$511	$(1,795)

66	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.HY-37 5-Year Index	5.000%	Quarterly	12/20/2026	$	1,600	$148	$(45)	$103	$0	$(1)
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027		300	15	2	17	0	0

						$163	$(43)	$120	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(4)	1-Day USD-SOFR Compounded-OIS	1.600%	Annual	10/23/2028		$55,800	$121	$(1,711)	$(1,590)	$42	$0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/15/2051		9,100	(386)	863	477	0	(76)
Receive(4)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	10/23/2053		11,600	(195)	761	566	0	(97)
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025	CAD	2,400	0	(83)	(83)	2	0
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		500	0	(17)	(17)	0	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		10,800	11	(394)	(383)	7	0
Pay	3-Month USD-LIBOR	2.450	Semi-Annual	05/13/2022		$121,400	318	1,034	1,352	0	(1)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	02/04/2023		153,100	(168)	(2,158)	(2,326)	0	(57)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		8,900	(184)	29	(155)	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		16,100	(63)	696	633	4	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		3,300	49	(29)	20	0	(2)
Receive	3-Month USD-LIBOR	1.620	Semi-Annual	02/25/2030		22,800	(48)	1,358	1,310	0	(43)
Receive	3-Month USD-LIBOR	0.958	Semi-Annual	03/31/2030		23,900	(67)	2,647	2,580	0	(42)
Receive	3-Month USD-LIBOR	2.510	Semi-Annual	05/13/2030		24,600	(266)	(105)	(371)	0	(56)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		14,200	801	411	1,212	0	(28)
Receive	3-Month USD-LIBOR	1.487	Semi-Annual	06/23/2031		6,500	(16)	497	481	0	(19)
Receive	3-Month USD-LIBOR	1.468	Semi-Annual	07/15/2031		10,300	(46)	838	792	0	(35)
Receive	3-Month USD-LIBOR	1.452	Semi-Annual	07/16/2031		8,500	(37)	702	665	0	(29)
Receive	3-Month USD-LIBOR	1.441	Semi-Annual	07/21/2031		10,500	(39)	850	811	0	(29)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		1,700	(4)	17	13	0	(16)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,100	(8)	75	67	0	(10)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		2,600	(5)	369	364	0	(21)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		1,950	(9)	231	222	0	(16)

							$(241)	$6,881	$6,640	$55	$(577)

Total Swap Agreements							$(78)	$6,838	$6,760	$55	$(578)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$511	$55	$566	$0	$(1,795)	$(578)	$(2,373)

(h)

Securities with an aggregate market value of $12,114 and cash of $4,966 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	67

Schedule of Investments	PIMCO Extended Duration Fund	(Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	05/2022		GBP	1,254		$1,699	$52	$0
	05/2022		ZAR	471		29	0	(3)

BPS	04/2022		EUR	2,225		2,486	24	0
	05/2022		CAD	264		208	0	(3)
	11/2022		ZAR	681		42	0	(3)

BRC	11/2022		ILS	300		94	0	(1)

CBK	04/2022		DKK	485		75	4	0
	04/2022	«		$24	RUB	1,835	0	(2)
	05/2022	«		31		2,452	0	(3)
	12/2022		ILS	2,500		$799	7	0
	01/2023			4,699		1,488	0	(2)

DUB	04/2022	«	RUB	22,906		196	0	(73)
	04/2022			$36	DKK	242	0	0
	04/2022	«		42	RUB	3,242	0	(4)
	05/2022	«	RUB	1,612		$14	0	(5)
	05/2022	«		$109	RUB	8,413	0	(13)
	07/2022		DKK	241		$36	0	0

GLM	04/2022	«	RUB	2,594		20	0	(10)
	04/2022	«		$128	RUB	9,803	0	(13)
	05/2022	«	RUB	16,453		$134	0	(54)
	05/2022	«		$102	RUB	7,871	0	(12)

HUS	04/2022		DKK	290		$45	2	0
	04/2022	«		$34	RUB	2,653	0	(3)

JPM	04/2022	«	RUB	105		$1	0	0
	05/2022	«		7,993		67	0	(24)

MYI	04/2022		BRL	108		20	0	(2)
	04/2022			$22	BRL	108	1	0
	04/2022			58	DKK	394	1	0
	05/2022		BRL	108		$22	0	(1)
	05/2022	«		$30	RUB	2,350	0	(4)
	07/2022		DKK	453		$67	0	0

RBC	06/2022		MXN	1,827		89	0	(2)

SCX	04/2022	«		$34	RUB	2,572	0	(4)

UAG	04/2022	«	RUB	0		$0	0	0
	04/2022	«		$70	RUB	5,509	0	(6)
	05/2022	«		64		4,973	0	(7)

Total Forward Foreign Currency Contracts							$91	$(254)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.330%	10/23/2023	10,300	$626	$860

Total Purchased Options							$626	$860

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	3,200	$(4)	$(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	10,000	(9)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	100	0	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	2,900	(5)	(2)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	300	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	500	(3)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	500	(5)	(2)

68	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500%	06/15/2022	400	$ (4)	$ (1)

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	13,900	(18)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	500	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	1,600	(9)	(6)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	600	(1)	(1)

DUB	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	2,200	(10)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	2,700	(3)	0

GST	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	2,700	(3)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	1,500	(2)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	400	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	1,800	(3)	(3)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	2,600	(3)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	7,400	(11)	(5)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	400	(4)	(2)

MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	2,300	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	04/20/2022	500	(1)	0

						$ (106)	$ (38)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.395%	10/23/2023	49,900	$(619)	$(1,413)

Total Written Options							$(725)	$(1,451)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
GST	South Africa Government International Bond	1.000%	Quarterly	12/20/2026	1.943%	$	2,700	$(136)	$26	$0	$(110)

Total Swap Agreements								$(136)	$26	$0	$(110)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (received)	Net Exposure(6)
BOA	$52	$0	$0	$52	$(3)	$(8)	$0	$(11)	$41	$0	$41
BPS	24	0	0	24	(6)	(5)	0	(11)	13	0	13
BRC	0	860	0	860	(1)	(1,422)	0	(1,423)	(563)	615	52
CBK	11	0	0	11	(7)	0	0	(7)	4	0	4
DUB	0	0	0	0	(95)	(2)	0	(97)	(97)	0	(97)
GLM	0	0	0	0	(89)	0	0	(89)	(89)	0	(89)
GST	0	0	0	0	0	(4)	(110)	(114)	(114)	0	(114)
HUS	2	0	0	2	(3)	0	0	(3)	(1)	0	(1)
JPM	0	0	0	0	(24)	(9)	0	(33)	(33)	0	(33)
MYC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
MYI	2	0	0	2	(7)	0	0	(7)	(5)	0	(5)
RBC	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
SCX	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
UAG	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)

Total Over the Counter	$91	$860	$0	$951	$(254)	$(1,451)	$(110)	$(1,815)

(j)

Securities with an aggregate market value of $615 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	69

Schedule of Investments	PIMCO Extended Duration Fund	(Cont.)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$511	$511
Swap Agreements	0	0	0	0	55	55

	$0	$0	$0	$0	$566	$566

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$91	$0	$91
Purchased Options	0	0	0	0	860	860

	$0	$0	$0	$91	$860	$951

	$0	$0	$0	$91	$1,426	$1,517

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,795	$1,795
Swap Agreements	0	1	0	0	577	578

	$0	$1	$0	$0	$2,372	$2,373

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$254	$0	$254
Written Options	0	38	0	0	1,413	1,451
Swap Agreements	0	110	0	0	0	110

	$0	$148	$0	$254	$1,413	$1,815

	$0	$149	$0	$254	$3,785	$4,188

70	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$19,330	$19,330
Swap Agreements	0	245	0	0	(9,577)	(9,332)

	$0	$245	$0	$0	$9,753	$9,998

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$222	$0	$222
Purchased Options	0	0	0	0	417	417
Written Options	0	294	0	0	82	376
Swap Agreements	0	41	0	0	(1)	40

	$0	$335	$0	$222	$498	$1,055

	$0	$580	$0	$222	$10,251	$11,053

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(12,836)	$(12,836)
Swap Agreements	0	(163)	0	0	20,609	20,446

	$0	$(163)	$0	$0	$7,773	$7,610

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(257)	$0	$(257)
Purchased Options	0	0	0	0	234	234
Written Options	0	9	0	0	(767)	(758)
Swap Agreements	0	26	0	0	0	26

	$0	$35	$0	$(257)	$(533)	$(755)

	$0	$(128)	$0	$(257)	$7,240	$6,855

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,364	$0	$1,364
Industrials	0	2,409	0	2,409
Utilities	0	623	0	623
U.S. Government Agencies	0	39,105	0	39,105
U.S. Treasury Obligations	0	1,074,430	0	1,074,430
Non-Agency Mortgage-Backed Securities	0	37,030	0	37,030
Asset-Backed Securities	0	89,136	0	89,136
Sovereign Issues	0	1,699	0	1,699
Short-Term Instruments
Israel Treasury Bills	0	2,343	0	2,343
U.S. Treasury Bills	0	272	0	272
U.S. Treasury Cash Management Bills	0	343	0	343

	$0	$1,248,754	$0	$1,248,754

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$26,094	$0	$0	$26,094

Total Investments	$26,094	$1,248,754	$0	$1,274,848

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,785)	$0	$(2,785)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	39	527	0	566
Over the counter	0	951	0	951

	$39	$1,478	$0	$1,517

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3)	(2,370)	0	(2,373)
Over the counter	0	(1,578)	(237)	(1,815)

	$(3)	$(3,948)	$(237)	$(4,188)

Total Financial Derivative Instruments	$36	$(2,470)	$(237)	$(2,671)

Totals	$26,130	$1,243,499	$(237)	$1,269,392

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	71

Schedule of Investments	PIMCO GNMA and Government Securities Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 209.6%

CORPORATE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%

Preferred Term Securities Ltd.
1.826% (US0003M + 0.860%) due 07/03/2033 ~	$153	$152

Total Corporate Bonds & Notes (Cost $124)		152

U.S. GOVERNMENT AGENCIES 192.9%

Fannie Mae
0.200% due 02/25/2043 •(a)	467	3
0.907% due 02/25/2049 •	353	355
1.157% due 10/25/2037 •	1,016	1,034
1.426% due 04/25/2046 ~(a)	294	16
1.428% due 10/25/2046 ~(a)	100	4
1.492% due 07/25/2044 ~(a)	422	18
1.528% due 07/25/2052 ~(a)	326	12
1.537% due 01/25/2045 ~(a)	304	14
1.541% due 03/25/2045 ~(a)	651	29
1.590% due 08/25/2024 ~	37	37
1.656% due 08/25/2055 ~(a)	307	15
1.681% due 07/25/2044 ~(a)	340	13
1.691% due 04/25/2055 ~(a)	524	23
1.710% due 08/25/2054 ~(a)	468	29
1.771% due 08/25/2044 ~(a)	230	11
1.873% due 09/25/2045 ~(a)	332	15
1.882% due 07/25/2045 ~(a)	1,288	64
2.033% due 05/01/2038 •	1,115	1,164
2.224% due 09/01/2041 •	370	390
2.251% due 01/25/2031 ~(a)	600	75
2.273% due 02/01/2042 •	209	216
2.297% due 10/01/2037 •	1,987	2,094
2.336% due 01/01/2036 •	326	342
2.406% due 05/01/2035 •	166	174
2.791% due 12/25/2040 ~	486	506
2.977% due 10/25/2040 ~	555	570
3.000% due 09/25/2039 - 12/25/2048 (a)	2,013	171
3.000% due 03/25/2043 - 05/01/2058	4,561	4,523
3.108% due 01/01/2048 •	5,797	5,847
3.225% due 04/25/2042 ~	418	418
3.286% due 10/25/2042 •	103	96
3.291% due 05/25/2042 ~	1,268	1,294
3.500% due 08/01/2032 - 01/01/2059	14,721	14,919
3.500% due 08/25/2043 - 04/25/2046 (a)	273	28
3.513% due 05/25/2042 ~	684	692
3.517% due 08/01/2049 •	1,482	1,499
3.575% due 02/01/2026	1,000	1,010
3.719% due 11/25/2031 ~	2,605	2,714
3.740% due 01/25/2042 ~	1,697	1,708
3.750% due 02/01/2029	3,776	3,962
3.820% due 01/01/2029	784	828
3.836% due 03/25/2042 ~	892	895
4.000% due 06/01/2033 - 07/01/2034	1,128	1,163
4.000% due 06/25/2044 (a)	64	6
4.500% due 09/01/2028 - 09/01/2048	827	842
4.769% due 11/25/2040 •(a)	3,431	356
5.000% due 12/01/2035 - 10/01/2036	17	17
5.320% due 10/01/2043	204	227
5.500% due 12/01/2032 - 10/01/2038	150	154
5.543% due 11/25/2049 •(a)	381	73
5.593% due 08/25/2049 •(a)	3,929	627
5.693% due 08/25/2042 •(a)	721	75
5.743% due 11/25/2044 ~(a)	2,296	408
5.743% due 06/25/2048 •(a)	3,913	629
6.000% due 04/01/2032 - 10/01/2048	137	142
6.500% due 09/01/2036	9	9
6.500% due 04/25/2038 (a)	67	18
7.609% due 06/25/2043 •(a)	1,064	185

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.795% due 10/25/2045 •	$283	$236

Freddie Mac
0.000% due 05/15/2033 - 10/15/2058 (b)(e)	6,474	5,370
0.456% due 10/15/2037 - 04/15/2038 •	2,183	2,176
0.897% due 06/15/2042 •	836	843
0.929% due 11/25/2022 ~(a)	6,690	27
1.007% due 01/25/2050 •	210	212
1.197% due 10/15/2037 ~(a)	97	4
1.250% due 12/15/2044	10,821	9,945
1.298% due 10/15/2037 ~(a)	40	1
1.476% due 05/15/2037 ~(a)	80	3
1.620% due 10/15/2041 ~(a)	188	8
1.722% due 08/15/2041 ~(a)	87	4
1.761% due 03/15/2037 ~(a)	101	5
1.808% due 08/15/2036 ~(a)	159	5
1.813% due 02/15/2038 ~(a)	184	7
1.814% due 11/15/2038 ~(a)	279	12
1.946% due 11/15/2036 ~(a)	264	16
2.010% due 06/15/2038 ~(a)	205	12
2.011% due 11/01/2036 •	391	408
2.090% due 10/01/2039 •	1,138	1,186
2.120% due 11/01/2041 •	1,011	1,053
2.278% due 09/01/2034 •	673	709
2.500% due 08/15/2027 - 01/15/2040 (a)	1,107	36
2.700% due 08/01/2023	2,474	2,472
2.700% due 05/01/2031 •	5	5
3.000% due 11/15/2027 - 06/25/2050 (a)	34,796	5,107
3.000% due 07/01/2043 - 12/25/2046	5,692	5,575
3.254% due 04/25/2023 ~	177	175
3.491% due 07/25/2033 ~	771	782
3.500% due 01/15/2043 - 08/15/2045 (a)	1,238	187
3.500% due 12/25/2046 - 03/01/2049	3,832	3,792
3.619% due 01/01/2050 •	1,494	1,515
4.000% due 07/15/2034 - 11/15/2042 (a)	1,633	221
4.000% due 04/01/2041 - 01/01/2049	12,983	13,530
4.500% due 04/01/2025 - 11/01/2048	1,163	1,221
5.000% due 07/01/2033 - 03/01/2049	2,078	2,231
5.500% due 09/01/2034 - 03/01/2041	149	157
6.000% due 08/01/2023	2	2
7.353% due 02/15/2027 •(a)	409	32
7.500% due 08/15/2029 (a)	2	0
10.942% due 10/15/2035 •	392	394
11.652% due 05/15/2035 •	536	547
15.078% due 05/15/2041 •	3,527	3,694

Ginnie Mae
0.000% due 03/20/2034 - 12/20/2040 (b)(e)	3,224	2,968
0.000% due 10/16/2042 - 08/16/2052 ~(a)	11,296	0
0.137% due 11/16/2043 ~(a)	2,282	4
0.531% due 11/20/2036 •	15,470	15,498
0.581% due 06/20/2036 •	11,113	11,143
0.686% due 09/20/2062 •	4	4
0.786% due 08/20/2061 •	7	7
0.806% due 10/20/2065 •	6	6
0.906% due 06/20/2066 •	681	685
1.107% due 05/20/2061 •	841	844
1.184% due 03/20/2058 •	2,183	2,202
1.211% due 09/20/2045 ~(a)	508	10
1.250% due 12/20/2050	18,182	16,650
1.262% due 11/20/2045 ~(a)	357	12
1.275% due 08/20/2045 ~(a)	184	4
1.277% due 12/20/2045 ~(a)	186	6
1.348% due 05/20/2061 •	1,713	1,730
1.376% due 06/20/2043 ~(a)	318	11
1.406% due 09/20/2063 ~	1,161	1,169
1.419% due 06/20/2042 ~(a)	351	12
1.469% due 06/20/2042 ~(a)	324	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.499% due 07/20/2070 - 08/20/2070 •	$111,582	$114,523
1.625% due 08/20/2045 •	206	210
1.699% due 09/20/2070 - 01/20/2071 •	81,391	84,329
1.875% due 06/20/2038 •	48	49
1.880% due 04/20/2061 •	1,768	1,798
2.000% due 02/20/2030 - 01/20/2034 •	177	179
2.000% due 02/20/2051 (a)	13,281	1,688
2.181% due 12/20/2070 •	11,105	11,799
2.500% due 09/20/2027 (a)	1,325	65
2.500% due 06/15/2043 - 11/20/2050	16,763	16,223
2.500% due 03/20/2051 (g)	65,740	63,661
3.000% due 11/20/2026 - 01/20/2052	75,680	75,049
3.000% due 01/20/2029 - 02/20/2043 (a)	2,183	190
3.000% due 02/20/2050 - 01/20/2052 (g)	17,530	17,725
3.150% due 11/15/2042 - 12/20/2042	532	530
3.250% due 05/15/2042	683	685
3.500% due 11/20/2034 - 02/20/2052	95,279	96,664
3.500% due 08/20/2042 - 09/20/2046 (a)	1,042	133
3.500% due 07/20/2051 - 01/20/2052 (g)	150,198	151,237
3.500% due 01/20/2052 «	1,815	1,791
3.551% due 05/20/2043 •	505	472
3.740% due 04/20/2042	30	30
3.750% due 06/20/2045 - 12/20/2045	2,984	3,095
4.000% due 04/15/2025 - 07/20/2051	43,882	45,497
4.000% due 10/20/2043 (a)	70	8
4.000% due 05/20/2049 - 04/20/2050 (g)	46,946	48,121
4.050% due 04/15/2040 - 12/15/2040	1,251	1,298
4.308% due 01/20/2031 ~	1,846	1,898
4.500% due 04/15/2030 - 05/20/2050	56,858	59,904
4.790% due 02/20/2040	113	117
4.875% due 08/15/2039 - 10/15/2040	258	278
5.000% due 12/20/2032 - 05/20/2049	9,760	10,469
5.000% due 11/20/2049 (g)	448	464
5.250% due 05/15/2033 - 08/20/2039	472	505
5.270% due 06/15/2034	130	141
5.380% due 08/15/2034	65	70
5.475% due 06/15/2035	132	143
5.500% due 05/15/2023 - 05/20/2049	6,942	7,524
5.500% due 01/20/2040 (g)	318	345
5.520% due 06/15/2034 - 02/15/2035	209	224
5.530% due 05/15/2035	106	113
5.570% due 03/15/2035	76	82
5.601% due 09/20/2049 •(a)	2,454	371
5.680% due 12/15/2034	140	151
5.720% due 12/15/2034	57	61
5.750% due 09/15/2033	8	9
5.820% due 04/15/2034 - 12/15/2034	154	165
5.870% due 10/15/2034	62	67
5.875% due 10/15/2033	128	137
5.930% due 10/15/2034	96	103
5.970% due 08/15/2034	59	63
6.000% due 05/15/2023 - 04/20/2048	6,965	7,643
6.020% due 01/15/2034	69	74
6.075% due 01/15/2034	144	154
6.250% due 01/15/2029 - 03/15/2029	28	30
6.500% due 09/15/2023 - 08/20/2048	1,531	1,643

72	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.700% due 07/20/2026	$13	$13
7.000% due 11/15/2022 - 12/20/2038	893	926
7.250% due 12/15/2025 - 11/15/2027	4	4
7.500% due 05/15/2022 - 10/15/2035	300	309
7.750% due 09/15/2026 - 10/15/2026	2	2
8.000% due 11/15/2022 - 07/15/2031	206	212
8.500% due 12/15/2022 - 03/20/2025	1	1
8.795% due 09/20/2045 •	519	451

Ginnie Mae, TBA
2.000% due 04/01/2052 - 05/01/2052	194,000	184,375
2.500% due 04/01/2052	91,000	88,266
3.000% due 04/01/2052 - 05/01/2052	141,550	139,659
3.500% due 04/01/2052 - 05/01/2052	116,750	117,143
4.000% due 04/01/2052	8,450	8,645
4.500% due 04/01/2052	184,220	190,495
5.000% due 04/01/2052	7,000	7,554

Uniform Mortgage-Backed Security
1.500% due 12/01/2050 - 06/01/2051	558	499
2.000% due 07/01/2028 - 04/01/2036	7,189	6,994
2.500% due 01/01/2028 - 01/01/2051	21,733	20,828
2.500% due 10/01/2040 (g)	11,238	10,970
3.000% due 04/01/2031 - 04/01/2052	103,883	102,317
3.000% due 02/01/2050 - 12/01/2050 (g)	44,481	43,798
3.000% due 04/01/2052 (c)	3,001	2,943
3.500% due 05/01/2024 - 03/01/2052	48,698	49,426
4.000% due 05/01/2033 - 06/01/2049	34,678	35,989
4.000% due 10/01/2048 (g)	11,895	12,240
4.500% due 01/01/2026 - 12/01/2049	10,054	10,570
5.000% due 04/01/2027 - 03/01/2049	191	202
5.500% due 02/01/2027 - 11/01/2039	136	149
6.000% due 07/01/2036 - 11/01/2040	1,177	1,288

Uniform Mortgage-Backed Security, TBA
1.500% due 04/01/2052	16,200	14,460
3.000% due 03/01/2052 - 05/01/2052	174,000	170,222
3.500% due 04/01/2037 - 06/01/2052	78,850	78,825
4.000% due 04/01/2037	11,200	11,509

Total U.S. Government Agencies (Cost $2,370,684)		2,310,930

U.S. TREASURY OBLIGATIONS 1.3%

U.S. Treasury Notes
1.375% due 10/31/2028 (i)(k)	11,500	10,753
1.875% due 02/15/2032	6,000	5,763

Total U.S. Treasury Obligations (Cost $17,319)		16,516

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 7.0%

AREIT Trust
2.784% due 04/15/2037 •	$860	$859

Bear Stearns Structured Products, Inc. Trust
2.728% due 01/26/2036 ^~	983	847

Credit Suisse First Boston Mortgage Securities Corp.
0.420% due 03/25/2032 ~	6	6

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	1,376	1,281
4.786% due 05/27/2053 ~	1,606	1,661

GCAT LLC
2.981% due 09/25/2025 þ	1,215	1,215

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	2,066	1,923
2.500% due 02/25/2052 ~	4,501	4,190

IMS Ecuadorian Mortgage Trust
3.400% due 08/18/2043	5,700	6,065

J.P. Morgan Mortgage Trust
3.000% due 05/25/2052 ~	23,903	22,796

JP Morgan Mortgage Trust
1.357% due 12/25/2049 ~	1,435	1,439

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	2,184	2,166
3.498% due 10/25/2041 «	1,941	1,923
4.250% due 09/29/2046 «	4,280	4,399

La Hipotecaria Panamanian Mortgage Trust
2.750% due 09/08/2039 «•	6,346	6,236
3.508% due 11/24/2042 «•	3,109	3,105

MFA Trust
1.381% due 04/25/2065 ~	5,759	5,681

Mortgage Equity Conversion Asset Trust
2.020% due 02/25/2042 •	4,773	4,351
2.020% due 05/25/2042 •	13,766	13,388

Structured Asset Mortgage Investments Trust
1.109% due 09/19/2032 •	9	9

UBS-Barclays Commercial Mortgage Trust
1.085% due 04/10/2046 ~(a)	23,328	126

Wells Fargo Commercial Mortgage Trust
1.701% due 10/15/2045 ~(a)	7,630	24

Total Non-Agency Mortgage-Backed Securities (Cost $84,142)		83,690

ASSET-BACKED SECURITIES 6.2%

Anchorage Capital CLO Ltd.
1.291% due 07/15/2030 •	5,900	5,899

Arbor Realty Commercial Real Estate Notes Ltd.
1.747% due 11/15/2036 •	10,000	9,909

Atlas Senior Loan Fund Ltd.
1.299% due 11/17/2027 •	1,280	1,274

Centex Home Equity Loan Trust
0.757% due 01/25/2032 •	9	9

Home Equity Asset Trust
1.057% due 11/25/2032 •	3	2

Marathon CLO Ltd.
1.391% due 04/15/2029 •	2,603	2,594

Marble Point CLO Ltd.
1.281% due 10/15/2030 ~	5,800	5,774

MKS CLO Ltd.
1.254% due 07/20/2030 ~	2,400	2,401

Sound Point CLO Ltd.
1.238% due 07/25/2030 •	10,800	10,815
1.304% due 10/20/2028 •	7,235	7,223

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	$2,946	$2,804
2.710% due 01/25/2060 ~	2,585	2,532

Tralee CLO Ltd.
1.574% due 07/20/2029 •	3,073	3,063

Venture CLO Ltd.
1.154% due 10/20/2028 •	3,312	3,300
1.354% due 01/20/2029 •	8,100	8,071
1.496% due 09/07/2030 •	6,200	6,198

Wellfleet CLO Ltd.
1.144% due 04/20/2029 •	2,607	2,607

Total Asset-Backed Securities (Cost $75,007)		74,475

SHORT-TERM INSTRUMENTS 2.2%

REPURCHASE AGREEMENTS (f) 0.1%
		1,012

U.S. TREASURY CASH MANAGEMENT BILLS 2.1%
0.480% due 06/21/2022 (d)(e)(k)	24,953	24,928

Total Short-Term Instruments (Cost $25,938)		25,940

Total Investments in Securities (Cost $2,573,214)		2,511,703

	SHARES
INVESTMENTS IN AFFILIATES 3.6%

SHORT-TERM INSTRUMENTS 3.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.6%

PIMCO Short-Term Floating NAV Portfolio III	4,439,876	43,111

Total Short-Term Instruments (Cost $43,116)		43,111

Total Investments in Affiliates (Cost $43,116)		43,111

Total Investments 213.2% (Cost $2,616,330)		$2,554,814

Financial Derivative Instruments (h)(j) 0.4% (Cost or Premiums, net $(7,655))		4,699

Other Assets and Liabilities, net (113.6)%		(1,361,419)

Net Assets 100.0%		$1,198,094

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	73

Schedule of Investments	PIMCO GNMA and Government Securities Fund	(Cont.)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Principal only security.

(c)	When-issued security.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$1,012	U.S. Treasury Bills 0.000% due 08/04/2022	$(1,032)	$1,012	$1,012

Total Repurchase Agreements						$(1,032)	$1,012	$1,012

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	0.340%	03/14/2022	04/13/2022	$(50,008)	$(50,016)
DEU	0.340	03/18/2022	04/13/2022	(4,917)	(4,917)
	0.360	03/14/2022	04/13/2022	(69,406)	(69,418)
	0.370	03/16/2022	04/13/2022	(15,972)	(15,975)
FAR	0.340	03/14/2022	04/13/2022	(201,605)	(201,640)

Total Reverse Repurchase Agreements					$(341,966)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (56.3)%
Fannie Mae, TBA	3.000%	06/01/2052	$9,250	$(8,955)	$(9,016)
Ginnie Mae, TBA	3.000	04/01/2052	5,000	(5,084)	(4,942)
Ginnie Mae, TBA	3.500	04/01/2052	4,000	(4,123)	(4,023)
Uniform Mortgage-Backed Security, TBA	1.500	04/01/2037	1,000	(969)	(948)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2037	22,900	(22,624)	(22,243)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2052	85,904	(81,806)	(79,753)
Uniform Mortgage-Backed Security, TBA	2.500	04/01/2037	3,925	(3,921)	(3,880)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052	108,350	(103,315)	(103,167)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2037	5,600	(5,705)	(5,639)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2052	227,250	(227,694)	(222,315)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2052	40,750	(39,645)	(39,778)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2052	162,593	(169,505)	(165,997)
Uniform Mortgage-Backed Security, TBA	4.500	04/01/2052	7,200	(7,596)	(7,463)
Uniform Mortgage-Backed Security, TBA	4.500	05/01/2052	5,100	(5,268)	(5,267)

Total Short Sales (56.3)%				$(686,210)	$(674,431)

74	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(50,016)	$0	$(50,016)	$51,646	$1,630
DEU	0	(90,310)	0	(90,310)	91,440	1,130
FAR	0	(201,640)	0	(201,640)	209,579	7,939
FICC	1,012	0	0	1,012	(1,032)	(20)

Total Borrowings and Other Financing Transactions	$1,012	$(341,966)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(341,966)	$0	$0	$(341,966)

Total Borrowings	$0	$(341,966)	$0	$0	$(341,966)

Payable for reverse repurchase agreements					$(341,966)

(g)	Securities with an aggregate market value of $352,666 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(306,639) at a weighted average interest rate of 0.097%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2022	532	$(65,370)	$1,982	$0	$(133)

Total Futures Contracts				$1,982	$0	$(133)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	1-Day USD-Federal Funds Rate Compounded-OIS	0.200%	Annual	04/29/2023	$	71,300	$3	$1,192	$1,195	$0	$(9)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028		32,014	122	(1,881)	(1,759)	34	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		27,100	2,326	(173)	2,153	0	(36)
Pay(1)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029		126,200	(4,255)	360	(3,895)	173	0
Pay	1-Day USD-SOFR Compounded-OIS	1.225	Annual	12/20/2031		12,700	0	(956)	(956)	39	0
Pay	1-Day USD-SOFR Compounded-OIS	1.180	Annual	12/21/2031		28,300	0	(2,247)	(2,247)	86	0
Receive	1-Day USD-SOFR Compounded-OIS	1.758	Annual	03/16/2032		13,500	76	350	426	0	(44)
Pay(1)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		13,500	(867)	(259)	(1,126)	44	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		79,900	(3,658)	581	(3,077)	270	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	1.840	Annual	07/15/2032		25,000	0	718	718	0	(82)
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023		697,900	240	15,032	15,272	0	(36)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	75

Schedule of Investments	PIMCO GNMA and Government Securities Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	0.250%	Semi-Annual	06/16/2024	$	200,600	$1,589	$8,340	$9,929	$0	$(28)
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	03/03/2025		165,100	161	5,561	5,722	17	0
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		19,400	339	1,832	2,171	0	(13)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		65,010	(3,578)	(3,754)	(7,332)	39	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		153,400	948	(9,458)	(8,510)	129	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		4,900	(452)	(219)	(671)	14	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		5,100	129	559	688	0	(12)
Receive	3-Month USD-LIBOR	1.410	Semi-Annual	07/21/2031		8,000	(50)	706	656	0	(27)
Pay	3-Month USD-LIBOR	1.850	Semi-Annual	09/22/2031		8,000	0	(370)	(370)	21	0
Receive	3-Month USD-LIBOR	1.988	Semi-Annual	02/09/2032		3,500	22	93	115	0	(11)
Receive	3-Month USD-LIBOR	2.008	Semi-Annual	02/09/2032		5,900	27	170	197	0	(22)

Total Swap Agreements							$(6,878)	$16,177	$9,299	$866	$(320)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$866	$866	$0	$(133)	$(320)	$(453)

(i)

Securities with an aggregate market value of $2,526 and cash of $19,642 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.712%	04/19/2022	39,000	$ 595	$1,462
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.215	05/11/2022	50,000	280	467
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.385	06/06/2022	3,500	37	27
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.451	06/06/2022	6,500	62	40
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.553	06/13/2022	18,000	37	91
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.698	06/14/2022	18,000	32	59
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.658	06/15/2022	17,500	32	67
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.695	06/15/2022	18,000	28	61
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.313	07/06/2022	131,000	508	1,704

BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/05/2024	32,000	214	383

CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/09/2024	28,900	210	349

DUB	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.821	06/06/2022	4,000	33	22
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.689	06/15/2022	10,000	22	34
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/07/2024	32,000	229	385
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/28/2024	14,000	113	174
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	03/04/2024	14,000	102	175

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.030	06/06/2022	8,500	90	96
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.314	06/06/2022	9,400	101	91

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400	04/01/2022	165,100	188	5,892
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	05/02/2022	165,100	195	5,630
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.240	05/10/2022	46,000	254	380
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.795	06/06/2022	9,200	87	46
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.812	06/06/2022	5,000	48	27
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.314	06/06/2022	10,900	97	106
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.373	06/06/2022	9,400	88	76
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.436	06/06/2022	4,600	44	30

NGF	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.943	06/06/2022	2,800	25	23

							$ 3,751	$17,897

76	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	$96.750	05/05/2022	12,000	$74	$219
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	97.156	05/05/2022	13,000	83	279
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	97.250	05/05/2022	11,500	69	256
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	94.844	06/06/2022	9,500	66	104
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	94.891	06/06/2022	9,500	67	106

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 04/01/2052	69.000	04/06/2022	209,000	8	0
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2052	69.000	04/06/2022	79,000	3	0
	Put - OTC Ginnie Mae, TBA 2.500% due 04/01/2052	70.000	04/06/2022	220,000	9	0
	Put - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	71.000	04/06/2022	75,000	3	0
	Put - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	72.000	04/06/2022	240,000	9	0
	Put - OTC Ginnie Mae, TBA 3.500% due 04/01/2052	73.000	04/06/2022	144,000	6	0
	Put - OTC Ginnie Mae, TBA 4.000% due 04/01/2052	75.000	04/06/2022	85,000	3	0
	Put - OTC Ginnie Mae, TBA 4.500% due 04/01/2052	77.000	04/06/2022	140,000	6	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	120.000	04/06/2022	175,000	7	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	69.000	04/06/2022	75,000	3	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	70.000	04/06/2022	190,000	7	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	96.594	04/06/2022	14,500	62	172
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.852	04/06/2022	3,500	26	120
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.078	04/06/2022	5,000	37	182
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.586	04/06/2022	18,400	137	763
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	119.000	04/06/2022	50,000	2	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	120.000	04/06/2022	90,000	4	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	121.000	05/05/2022	25,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.844	04/06/2022	9,000	51	269
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	118.000	04/06/2022	67,000	3	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.867	05/05/2022	5,500	46	133
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.984	05/05/2022	5,500	46	139
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.484	05/05/2022	5,500	46	163
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2052	73.000	04/06/2022	26,000	1	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2052	114.000	04/06/2022	100,000	4	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2052	116.000	04/06/2022	45,000	2	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2052	117.000	04/06/2022	20,000	1	0

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	97.297	05/05/2022	11,500	72	260

SAL	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2037	120.000	04/11/2022	47,000	2	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	96.578	04/06/2022	14,500	57	170
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	96.516	05/05/2022	15,000	86	248
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	96.719	05/05/2022	12,000	74	216
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	110.000	05/05/2022	50,000	2	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.766	04/06/2022	5,000	31	146
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.875	04/06/2022	5,000	28	151
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.922	05/05/2022	5,000	45	124
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.539	05/05/2022	5,000	42	151

					$1,331	$4,371

Total Purchased Options					$5,082	$22,268

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.503%	06/13/2022	9,500	$(61)	$(18)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.648	06/14/2022	9,500	(54)	(32)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.608	06/15/2022	9,400	(53)	(28)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.645	06/15/2022	10,000	(60)	(34)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.263	07/06/2022	72,800	(572)	(91)

CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.767	05/05/2022	7,000	(74)	(244)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.788	05/05/2022	7,800	(83)	(260)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.869	05/05/2022	7,400	(75)	(201)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.875	05/05/2022	7,000	(71)	(187)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.198	06/06/2022	6,200	(66)	(85)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.204	06/06/2022	6,200	(66)	(84)

DUB	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.639	06/15/2022	5,500	(35)	(18)

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.760	05/05/2022	7,000	(73)	(248)

							$(1,343)	$(1,530)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	77

Schedule of Investments	PIMCO GNMA and Government Securities Fund	(Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	$99.266	06/06/2022	20,000	$(92)	$(79)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.125	04/06/2022	18,600	(90)	(613)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.406	04/06/2022	15,000	(75)	(536)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.063	04/06/2022	20,500	(82)	(538)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.125	04/06/2022	16,500	(64)	(443)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.508	04/06/2022	18,500	(75)	(568)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	97.141	06/06/2022	5,500	(35)	(23)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.359	05/05/2022	24,000	(94)	(482)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.336	06/06/2022	13,500	(62)	(56)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.516	06/06/2022	6,500	(36)	(30)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.781	06/06/2022	19,500	(84)	(104)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	99.141	06/06/2022	19,500	(82)	(128)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	96.406	06/06/2022	35,500	(220)	(277)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.617	06/06/2022	12,000	(71)	(151)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	98.406	06/06/2022	35,500	(189)	(246)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.617	06/06/2022	12,000	(53)	(37)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.852	04/06/2022	3,500	(14)	(85)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.078	04/06/2022	5,000	(20)	(132)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.352	04/06/2022	3,500	(19)	(102)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.453	04/06/2022	13,000	(55)	(392)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.547	04/06/2022	18,400	(72)	(572)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.578	04/06/2022	5,000	(28)	(157)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.586	04/06/2022	18,400	(72)	(579)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.086	04/06/2022	18,400	(98)	(671)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.391	05/05/2022	6,500	(30)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.469	05/05/2022	9,000	(41)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.617	05/05/2022	6,500	(29)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	97.141	06/06/2022	5,000	(30)	(21)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.844	04/06/2022	9,000	(27)	(180)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.344	04/06/2022	9,000	(37)	(224)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.414	04/06/2022	15,500	(48)	(397)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.766	05/05/2022	8,000	(42)	(125)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.867	05/05/2022	5,500	(25)	(90)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.914	05/05/2022	9,000	(48)	(150)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.984	05/05/2022	5,500	(25)	(95)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.102	05/05/2022	7,000	(37)	(127)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.367	05/05/2022	5,500	(37)	(111)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.484	05/05/2022	11,000	(62)	(232)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.984	05/05/2022	5,500	(35)	(139)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2052	101.781	04/06/2022	20,000	(69)	(318)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.625	06/06/2022	15,000	(87)	(87)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	100.625	06/06/2022	15,000	(63)	(63)

MSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.453	06/06/2022	11,000	(65)	(130)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.453	06/06/2022	11,000	(48)	(38)
	Put - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	101.109	04/14/2022	16,500	(73)	(376)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.906	04/06/2022	14,000	(57)	(346)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.000	04/06/2022	12,000	(48)	(308)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.094	04/06/2022	16,500	(66)	(438)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	96.141	06/06/2022	14,000	(91)	(101)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.531	05/05/2022	9,500	(53)	(134)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.625	05/05/2022	7,000	(39)	(103)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	99.145	06/06/2022	19,500	(81)	(128)

SAL	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.242	06/06/2022	8,000	(32)	(32)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.281	06/06/2022	10,500	(49)	(41)
	Call - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	101.191	04/14/2022	10,500	(39)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.199	04/06/2022	6,000	(27)	(202)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.625	04/06/2022	2,500	(9)	(55)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.656	04/06/2022	7,500	(28)	(166)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.344	04/06/2022	11,000	(41)	(320)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.391	04/06/2022	5,000	(19)	(148)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.406	04/06/2022	14,000	(57)	(416)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.484	04/06/2022	14,500	(55)	(442)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.531	04/06/2022	10,500	(41)	(325)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.563	04/06/2022	3,100	(12)	(97)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.188	04/06/2022	10,000	(41)	(375)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.508	05/05/2022	7,000	(34)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.523	05/05/2022	7,000	(32)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	99.008	05/05/2022	3,000	(13)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	96.031	06/06/2022	4,500	(27)	(27)

78	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	$ 97.914	06/06/2022	3,000	$(18)	$(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.766	04/06/2022	5,000	(16)	(96)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.875	04/06/2022	5,000	(15)	(101)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.266	04/06/2022	5,000	(23)	(121)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.375	04/06/2022	5,000	(20)	(126)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.875	04/06/2022	3,500	(10)	(106)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.781	05/05/2022	8,500	(44)	(134)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.922	05/05/2022	5,000	(26)	(84)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.047	05/05/2022	16,000	(75)	(283)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.422	05/05/2022	5,000	(33)	(103)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.539	05/05/2022	14,000	(66)	(301)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.594	05/05/2022	8,000	(31)	(176)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.039	05/05/2022	5,000	(32)	(129)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.781	05/05/2022	8,500	(32)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2052	101.719	04/06/2022	20,000	(58)	(305)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2052	102.141	04/06/2022	2,500	(4)	(49)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2052	101.000	05/05/2022	1,500	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2052	101.609	05/05/2022	21,000	(85)	(390)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.328	06/06/2022	9,500	(45)	(39)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.625	06/06/2022	15,000	(87)	(87)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	100.625	06/06/2022	15,000	(63)	(63)

					$(4,516)	$(16,848)

Total Written Options					$(5,859)	$(18,378)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.780%	Quarterly	05/10/2022	$	45,000	$0	$142	$142	$0
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.810	Quarterly	05/17/2022		89,000	0	254	254	0

Total Swap Agreements								$0	$396	$396	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$4,942	$0	$4,942	$0	$(3,803)	$0	$(3,803)	$1,139	$(1,600)	$(461)
BPS	0	383	0	383	0	0	0	0	383	(270)	113
CBK	0	349	0	349	0	(1,061)	0	(1,061)	(712)	967	255
DUB	0	790	0	790	0	(18)	0	(18)	772	(990)	(218)
GLM	0	187	0	187	0	(248)	0	(248)	(61)	0	(61)
JPM	0	1,941	0	1,941	0	(5,776)	0	(5,776)	(3,835)	3,938	103
JPS	0	0	396	396	0	0	0	0	396	(400)	(4)
MSC	0	260	0	260	0	(2,102)	0	(2,102)	(1,842)	1,892	50
MYC	0	12,187	0	12,187	0	0	0	0	12,187	(12,440)	(253)
NGF	0	23	0	23	0	0	0	0	23	0	23
SAL	0	1,206	0	1,206	0	(5,370)	0	(5,370)	(4,164)	4,136	(28)

Total Over the Counter	$0	$22,268	$396	$22,664	$0	$(18,378)	$0	$(18,378)

(k)

Securities with an aggregate market value of $10,933 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	79

Schedule of Investments	PIMCO GNMA and Government Securities Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$866	$866

Over the counter
Purchased Options	$0	$0	$0	$0	$22,268	$22,268
Swap Agreements	0	0	0	0	396	396

	$0	$0	$0	$0	$22,664	$22,664

	$0	$0	$0	$0	$23,530	$23,530

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$133	$133
Swap Agreements	0	0	0	0	320	320

	$0	$0	$0	$0	$453	$453

Over the counter
Written Options	$0	$0	$0	$0	$18,378	$18,378

	$0	$0	$0	$0	$18,831	$18,831

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(4)	$(4)
Written Options	0	0	0	0	16	16
Futures	0	0	0	0	2,290	2,290
Swap Agreements	0	0	0	0	446	446

	$0	$0	$0	$0	$2,748	$2,748

Over the counter
Purchased Options	$0	$0	$0	$0	$(3,810)	$(3,810)
Written Options	0	0	0	0	14,411	14,411
Swap Agreements	0	0	0	0	5,466	5,466

	$0	$0	$0	$0	$16,067	$16,067

	$0	$0	$0	$0	$18,815	$18,815

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	557	557
Swap Agreements	0	0	0	0	14,034	14,034

	$0	$0	$0	$0	$14,594	$14,594

Over the counter
Purchased Options	$0	$0	$0	$0	$13,362	$13,362
Written Options	0	0	0	0	(9,521)	(9,521)
Swap Agreements	0	0	0	0	1,317	1,317

	$0	$0	$0	$0	$5,158	$5,158

	$0	$0	$0	$0	$19,752	$19,752

80	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$152	$0	$152
U.S. Government Agencies	0	2,309,139	1,791	2,310,930
U.S. Treasury Obligations	0	16,516	0	16,516
Non-Agency Mortgage-Backed Securities	0	65,861	17,829	83,690
Asset-Backed Securities	0	74,475	0	74,475
Short-Term Instruments
Repurchase Agreements	0	1,012	0	1,012
U.S. Treasury Cash Management Bills	0	24,928	0	24,928

	$0	$2,492,083	$19,620	$2,511,703

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$43,111	$0	$0	$43,111

Total Investments	$43,111	$2,492,083	$19,620	$2,554,814

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(674,431)	$0	$(674,431)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	866	0	866
Over the counter	0	22,664	0	22,664

	$0	$23,530	$0	$23,530

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(453)	0	(453)
Over the counter	(327)	(18,051)	0	(18,378)

	$(327)	$(18,504)	$0	$(18,831)

Total Financial Derivative Instruments	$(327)	$5,026	$0	$4,699

Totals	$42,784	$1,822,678	$19,620	$1,885,082

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2022:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(1)
Investments in Securities, at Value
U.S. Government Agencies	$0	$1,787	$0	$0	$0	$4	$0	$0	$1,791	$4
Non-Agency Mortgage-Backed Securities	22,142	0	(3,044)	3	21	(1,293)	0	0	17,829	(1,111)

Totals	$22,142	$1,787	$(3,044)	$3	$21	$(1,289)	$0	$0	$19,620	$(1,107)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
U.S. Government Agencies	$1,791	Proxy Pricing	Base Price	98.500	—
Non-Agency Mortgage-Backed Securities	17,829	Proxy Pricing	Base Price	100.195-104.564	101.674

Total	$19,620

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	81

Schedule of Investments	PIMCO Long Duration Total Return Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 147.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.6%

AHP Health Partners, Inc.
4.000% (LIBOR03M + 3.500%) due 08/24/2028 ~	$1,397	$1,387

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~	1,800	1,784

AllSpring Buyer LLC
4.313% (LIBOR03M + 3.250%) due 11/01/2028 ~	3,637	3,620

At Home Group, Inc.
4.750% (LIBOR03M + 4.250%) due 07/24/2028 ~	599	576

Avolon TLB Borrower 1 (U.S.) LLC
2.750% (LIBOR03M + 2.250%) due 12/01/2027	3,960	3,930

Castlelake Aviation Ltd.
3.250% (LIBOR03M + 2.750%) due 10/22/2026 ~	3,781	3,691

Catalent Pharma Solutions, Inc.
2.500% (LIBOR03M + 2.000%) due 02/22/2028 «~	796	797

Churchill Downs, Inc.
2.457% (LIBOR03M + 2.000%) due 03/17/2028 ~	1,191	1,183

Conair Holdings LLC
4.756% (LIBOR03M + 3.750%) due 05/17/2028 ~	1,097	1,082

DT Midstream, Inc.
2.500% (LIBOR03M + 2.000%) due 06/26/2028 ~	2,189	2,189

Elanco Animal Health, Inc.
1.981% (LIBOR03M + 1.750%) due 08/01/2027 ~	1,231	1,214

Fertitta Entertainment LLC
4.500% due 01/27/2029	800	797

Hertz Corp.
3.707% (LIBOR03M + 3.250%) due 06/30/2028 ~	2,595	2,581
3.750% (LIBOR03M + 3.250%) due 06/30/2028 ~	492	489

Hilton Grand Vacations Borrower LLC
3.500% (LIBOR03M + 3.000%) due 08/02/2028 ~	2,289	2,278

Hub International Ltd.
4.000% - 4.256% (LIBOR03M + 3.250%) due 04/25/2025 ~	2,095	2,084

ICON Luxembourg SARL
3.256% (LIBOR03M + 2.250%) due 07/03/2028 ~	579	576
3.313% (LIBOR03M + 2.250%) due 07/03/2028 ~	2,323	2,313

IRB Holding Corp.
3.750% due 12/15/2027	2,267	2,246

Jazz Financing Lux SARL
4.000% (LIBOR03M + 3.500%) due 05/05/2028 ~	2,978	2,971

Organon & Co.
3.563% (LIBOR03M + 3.000%) due 06/02/2028 ~	2,507	2,496

Polaris Newco LLC
4.500% (LIBOR03M + 4.000%) due 06/02/2028 ~	3,881	3,859

RE/MAX International, Inc.
3.000% (LIBOR03M + 2.500%) due 07/21/2028 ~	1,191	1,170

RPI Intermediate Finance Partnership LP
2.207% (LIBOR03M + 1.750%) due 02/11/2027 ~	5	5

Scientific Games Holdings LP
TBD% due 04/04/2029	2,200	2,183

Setanta Aircraft Leasing Designated Activity Co.
3.006% (LIBOR03M + 2.000%) due 11/05/2028 ~	7,000	6,911

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Standard Industries, Inc.
3.788% (LIBOR03M + 2.500%) due 09/22/2028 ~	$3,189	$3,178

Trans Union LLC
2.750% (LIBOR03M + 2.250%) due 12/01/2028 ~	1,303	1,294

Total Loan Participations and Assignments (Cost $59,067)		58,884

CORPORATE BONDS & NOTES 58.6%

BANKING & FINANCE 22.9%

AerCap Ireland Capital DAC
3.300% due 01/30/2032	1,000	903
3.875% due 01/23/2028 (i)	2,000	1,953
4.450% due 04/03/2026	600	607

Aflac, Inc.
6.450% due 08/15/2040	27	34

AIB Group PLC
4.263% due 04/10/2025 •	6,200	6,216

Aircastle Ltd.
2.850% due 01/26/2028	3,200	2,880
4.250% due 06/15/2026	800	788

Alexandria Real Estate Equities, Inc.
2.000% due 05/18/2032	500	438
2.950% due 03/15/2034	900	848
3.375% due 08/15/2031	1,600	1,577
3.550% due 03/15/2052	2,800	2,610

Alleghany Corp.
4.900% due 09/15/2044	2,500	2,754

Ally Financial, Inc.
8.000% due 11/01/2031	10,180	12,776

American Assets Trust LP
3.375% due 02/01/2031	6,500	6,124

American Financial Group, Inc.
4.500% due 06/15/2047	7,400	7,681

American Homes 4 Rent LP
2.375% due 07/15/2031	360	318
4.250% due 02/15/2028	500	508

American International Group, Inc.
4.750% due 04/01/2048	6,100	7,017

American Tower Corp.
1.875% due 10/15/2030	1,340	1,142
2.100% due 06/15/2030	1,550	1,354
2.900% due 01/15/2030	300	279
2.950% due 01/15/2051	2,800	2,208
3.650% due 03/15/2027 (b)	2,300	2,295

AmWINS Group, Inc.
4.875% due 06/30/2029	800	769

Antares Holdings LP
2.750% due 01/15/2027	1,800	1,585
3.750% due 07/15/2027	3,900	3,605

Aon Corp.
2.600% due 12/02/2031	700	645
2.850% due 05/28/2027	1,900	1,862
3.900% due 02/28/2052	3,200	3,168

Arch Capital Group Ltd.
3.635% due 06/30/2050	4,900	4,504

Ares Finance Co. LLC
3.650% due 02/01/2052	3,100	2,640

Asian Development Bank
5.820% due 06/16/2028	500	590

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031	3,000	2,837

Aviation Capital Group LLC
4.125% due 08/01/2025	1,200	1,192

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027	279	247
2.875% due 02/15/2025	500	481
3.250% due 02/15/2027	100	94
3.950% due 07/01/2024	400	399
4.250% due 04/15/2026	2,600	2,568

Banco Bradesco SA
3.200% due 01/27/2025	2,400	2,381

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco BTG Pactual SA
4.500% due 01/10/2025		$3,800	$3,777

Banco de Chile
2.990% due 12/09/2031		2,000	1,849

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	1,000	262

Banco La Hipotecaria SA
4.750% due 11/15/2022		$11,800	11,962

Banco Santander SA
3.496% due 03/24/2025		2,400	2,403
4.175% due 03/24/2028 •		2,200	2,213

Bank Hapoalim BM
3.255% due 01/21/2032 •(g)		4,200	3,885

Bank of America Corp.
1.483% (SOFRRATE + 1.330%) due 04/02/2026 ~		2,400	2,422
2.087% due 06/14/2029 •		9,720	8,889
2.299% due 07/21/2032 •		7,350	6,552
2.651% due 03/11/2032 •		2,470	2,270
2.687% due 04/22/2032 •		6,900	6,356
2.972% due 02/04/2033 •		7,500	7,036
3.311% due 04/22/2042 •		4,000	3,716

Bank of Ireland Group PLC
4.500% due 11/25/2023		7,600	7,752

Barclays PLC
2.894% due 11/24/2032 •		4,700	4,268
3.250% due 02/12/2027	GBP	200	263
3.650% due 03/16/2025		$700	703
4.375% due 01/12/2026		500	511
4.972% due 05/16/2029 •		700	733
5.088% due 06/20/2030 •		800	831
6.125% due 12/15/2025 •(f)(g)		2,500	2,556
7.125% due 06/15/2025 •(f)(g)	GBP	200	277

Blackstone Holdings Finance Co. LLC
1.625% due 08/05/2028		$2,300	2,058
2.000% due 01/30/2032		2,300	2,007
2.850% due 08/05/2051		2,800	2,262

Blackstone Secured Lending Fund
2.850% due 09/30/2028		1,200	1,042

Block Financial LLC
2.500% due 07/15/2028		400	366
3.875% due 08/15/2030		2,770	2,725

Blue Owl Finance LLC
3.125% due 06/10/2031		7,200	6,139
4.125% due 10/07/2051		4,810	3,827
4.375% due 02/15/2032		200	188

BNP Paribas SA
1.323% due 01/13/2027 •		1,300	1,185
2.159% due 09/15/2029 •		1,600	1,426
2.591% due 01/20/2028 •		4,200	3,957
3.132% due 01/20/2033 •		2,500	2,317
4.625% due 02/25/2031 •(f)(g)		1,100	985

BOC Aviation Ltd.
2.750% due 09/18/2022		1,600	1,601
3.500% due 01/31/2023		600	602
3.500% due 10/10/2024		300	300

Brookfield Finance LLC
3.450% due 04/15/2050		50	44

Brookfield Finance UK PLC
2.340% due 01/30/2032		5,190	4,622

Brookfield Finance, Inc.
3.500% due 03/30/2051		6,100	5,444
3.625% due 02/15/2052		800	720
4.700% due 09/20/2047		5,600	5,960

Capital One Financial Corp.
2.636% due 03/03/2026 •		2,200	2,155

Carlyle Finance LLC
5.650% due 09/15/2048		6,000	6,975

Charles Schwab Corp.
5.000% due 06/01/2027 •(f)		1,600	1,598

CI Financial Corp.
3.200% due 12/17/2030		10	9
4.100% due 06/15/2051		7,500	6,640

Citigroup, Inc.
2.520% due 11/03/2032 •		4,900	4,406

82	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.057% due 01/25/2033 •(h)		$2,400	$2,245
3.070% due 02/24/2028 •		3,700	3,608
3.785% due 03/17/2033 •(h)		6,500	6,451

Community Preservation Corp.
2.867% due 02/01/2030		1,980	1,884

Cooperatieve Rabobank UA
3.758% due 04/06/2033 •(b)		1,800	1,797

Corporate Office Properties LP
2.000% due 01/15/2029		800	705
2.750% due 04/15/2031		700	629
2.900% due 12/01/2033		400	354

Credit Suisse Group AG
1.305% due 02/02/2027 •		3,700	3,313
2.593% due 09/11/2025 •		2,400	2,320
3.091% due 05/14/2032 •		7,500	6,776

Crown Castle International Corp.
2.900% due 03/15/2027		1,900	1,840
3.100% due 11/15/2029		900	854

CTR Partnership LP
3.875% due 06/30/2028		700	661

CubeSmart LP
2.250% due 12/15/2028		600	546
2.500% due 02/15/2032		1,100	986

Danske Bank AS
4.375% due 06/12/2028		7,400	7,491

Deutsche Bank AG
1.750% due 11/19/2030 •	EUR	100	104
2.129% due 11/24/2026 •(h)		$3,300	3,063
3.035% due 05/28/2032 •(h)		4,050	3,646
3.547% due 09/18/2031 •		3,050	2,881
3.700% due 05/30/2024		800	804
3.729% due 01/14/2032 •(h)		1,100	983
3.742% due 01/07/2033 •		400	354
3.961% due 11/26/2025 •		5,900	5,901
5.882% due 07/08/2031 •		2,200	2,284

DNB Bank ASA
1.605% due 03/30/2028 •		5,000	4,524

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		5,000	4,774

Duke Realty LP
3.050% due 03/01/2050		50	43

EPR Properties
3.750% due 08/15/2029		600	562

Equinix, Inc.
3.400% due 02/15/2052		1,900	1,652

Equitable Holdings, Inc.
5.000% due 04/20/2048		6,800	7,296

Essex Portfolio LP
4.000% due 03/01/2029		1,400	1,445
4.500% due 03/15/2048		200	213

Extra Space Storage LP
2.350% due 03/15/2032		400	352

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		50	51

Farmers Insurance Exchange
4.747% due 11/01/2057 •		4,400	4,622

First American Financial Corp.
2.400% due 08/15/2031		2,280	1,999
4.000% due 05/15/2030		2,100	2,109
4.300% due 02/01/2023		4,500	4,564

FMR LLC
4.950% due 02/01/2033		1,400	1,543
5.150% due 02/01/2043		11,300	12,818

Ford Motor Credit Co. LLC
2.300% due 02/10/2025		1,100	1,045
2.900% due 02/16/2028		600	544
2.900% due 02/10/2029		1,000	892
3.375% due 11/13/2025		2,700	2,642
4.950% due 05/28/2027		400	407

FS KKR Capital Corp.
1.650% due 10/12/2024		2,400	2,264
3.125% due 10/12/2028		1,800	1,608
3.250% due 07/15/2027		4,000	3,699

GA Global Funding Trust
1.950% due 09/15/2028		1,400	1,247

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.250% due 01/06/2027		$1,600	$1,496
2.900% due 01/06/2032		1,600	1,457

Global Atlantic Fin Co.
3.125% due 06/15/2031		1,500	1,345

GLP Capital LP
3.250% due 01/15/2032		100	91
3.350% due 09/01/2024		500	498
4.000% due 01/15/2030		1,400	1,361
5.250% due 06/01/2025		3,700	3,814
5.300% due 01/15/2029		3,100	3,262

Goldman Sachs Group, Inc.
1.992% due 01/27/2032 •		4,300	3,731
2.615% due 04/22/2032 •		6,000	5,466
2.640% due 02/24/2028 •		200	191
2.650% due 10/21/2032 •		9,000	8,156
3.102% due 02/24/2033 •		1,400	1,321
3.615% due 03/15/2028 •		4,400	4,399

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		7,400	7,656

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		7,700	7,698

Great-West Lifeco Finance LP
4.581% due 05/17/2048		1,900	2,084

Guardian Life Global Funding
1.625% due 09/16/2028		5,500	4,835

Guardian Life Insurance Co. of America
3.700% due 01/22/2070		650	589

HAT Holdings LLC
3.375% due 06/15/2026		5,450	5,185

High Street Funding Trust
4.682% due 02/15/2048		500	561

Highwoods Realty LP
2.600% due 02/01/2031		700	636

Howard Hughes Corp.
4.125% due 02/01/2029		400	376

HSBC Holdings PLC
1.589% due 05/24/2027 •		2,300	2,102
1.750% due 07/24/2027 •	GBP	5,600	6,933
2.871% due 11/22/2032 •		$4,400	4,005
2.999% due 03/10/2026 •		1,900	1,864
4.000% due 03/09/2026 •(f)(g)		1,000	950
4.583% due 06/19/2029 •		700	721
4.700% due 03/09/2031 •(f)(g)		1,200	1,078

Hudson Pacific Properties LP
3.950% due 11/01/2027		900	905

Indian Railway Finance Corp. Ltd.
3.570% due 01/21/2032		2,200	2,083

ING Groep NV
4.252% due 03/28/2033 •		1,000	1,031

Intercontinental Exchange, Inc.
1.850% due 09/15/2032		3,000	2,597
2.650% due 09/15/2040		4,600	3,939
3.000% due 09/15/2060		4,000	3,409

Intesa Sanpaolo SpA
4.198% due 06/01/2032 •		800	708
4.950% due 06/01/2042 •		1,100	944

JAB Holdings BV
3.750% due 05/28/2051		2,200	2,036

Jane Street Group
4.500% due 11/15/2029		4,400	4,175

JPMorgan Chase & Co.
2.069% due 06/01/2029 •		6,560	6,052
2.545% due 11/08/2032 •		5,500	5,033
2.580% due 04/22/2032 •		4,600	4,221
2.963% due 01/25/2033 •		1,800	1,699
3.509% due 01/23/2029 •		2,900	2,890
3.540% due 05/01/2028 •		8,500	8,533

Kennedy-Wilson, Inc.
4.750% due 03/01/2029		1,700	1,642

Kilroy Realty LP
4.250% due 08/15/2029		8,900	9,150

Kimco Realty Corp.
4.125% due 12/01/2046		6,000	5,987

KKR Group Finance Co. LLC
3.250% due 12/15/2051		2,500	2,089

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lazard Group LLC
4.375% due 03/11/2029		$3,600	$3,686

Legg Mason, Inc.
5.625% due 01/15/2044		2,000	2,409

Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^(c)		1,200	7

Lloyds Banking Group PLC
3.750% due 03/18/2028 •		2,600	2,596
4.375% due 03/22/2028		2,500	2,558
4.550% due 08/16/2028		200	207

LSEGA Financing PLC
2.000% due 04/06/2028		1,800	1,642
2.500% due 04/06/2031		1,900	1,760

Massachusetts Mutual Life Insurance Co.
3.200% due 12/01/2061		6,300	5,177

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		4,700	4,627

Mitsubishi UFJ Financial Group, Inc.
1.640% due 10/13/2027 •		4,000	3,683
2.341% due 01/19/2028 •		600	568
2.494% due 10/13/2032 •		5,500	4,958
2.559% due 02/25/2030		2,200	2,043
2.852% due 01/19/2033 •		800	746

Mizuho Financial Group, Inc.
2.172% due 05/22/2032 •		1,300	1,142
2.201% due 07/10/2031 •		4,300	3,825
2.564% due 09/13/2031		9,200	8,060

Morgan Stanley
0.000% due 04/02/2032 þ(h)		3,700	2,739
2.511% due 10/20/2032 •		5,200	4,699

Morgan Stanley Direct Lending Fund
4.500% due 02/11/2027		2,600	2,475

Morgan Stanley Domestic Holdings, Inc.
4.500% due 06/20/2028		2,000	2,078

MPT Operating Partnership LP
2.500% due 03/24/2026	GBP	2,200	2,743
3.375% due 04/24/2030		1,400	1,726

Nasdaq, Inc.
3.950% due 03/07/2052		$900	876

National Health Investors, Inc.
3.000% due 02/01/2031		2,000	1,743

Nationstar Mortgage Holdings, Inc.
5.750% due 11/15/2031		7,500	7,166

Nationwide Financial Services, Inc.
3.900% due 11/30/2049		4,000	3,980

NatWest Group PLC
3.875% due 09/12/2023		3,200	3,234

Natwest Group PLC
4.519% due 06/25/2024 •		400	406
4.892% due 05/18/2029 •		7,300	7,599

NBK SPC Ltd.
1.625% due 09/15/2027 •		11,100	10,168

New York Life Global Funding
1.850% due 08/01/2031		3,150	2,745

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026		8,100	7,265
2.000% due 03/09/2026		450	412
2.450% due 09/15/2028		900	788

Nomura Holdings, Inc.
1.653% due 07/14/2026		3,400	3,132
2.172% due 07/14/2028		2,800	2,518
2.608% due 07/14/2031		1,200	1,081
2.710% due 01/22/2029		1,000	923
2.999% due 01/22/2032		1,700	1,568
3.103% due 01/16/2030		1,200	1,132

Norinchukin Bank
2.080% due 09/22/2031		3,800	3,416

Omega Healthcare Investors, Inc.
3.250% due 04/15/2033		2,000	1,747

OneMain Finance Corp.
3.500% due 01/15/2027		3,790	3,511
6.625% due 01/15/2028		6,900	7,240
6.875% due 03/15/2025		500	526

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	83

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Owl Rock Capital Corp.
2.875% due 06/11/2028	$5,600	$4,895

Pacific Life Insurance Co.
4.300% due 10/24/2067 •	1,900	1,762
9.250% due 06/15/2039	9,300	14,445

Park Intermediate Holdings LLC
4.875% due 05/15/2029	1,200	1,127

PennyMac Financial Services, Inc.
5.375% due 10/15/2025	11,360	11,265

Perusahaan Penerbit SBSN Indonesia
4.450% due 02/20/2029	5,500	5,976

Pine Street Trust
5.568% due 02/15/2049	2,660	2,975

Primerica, Inc.
2.800% due 11/19/2031	2,900	2,679

Progressive Corp.
2.500% due 03/15/2027	300	294
3.000% due 03/15/2032	2,900	2,825

Protective Life Corp.
4.300% due 09/30/2028	5,100	5,334

Protective Life Global Funding
1.303% due 09/20/2026	5,800	5,309

Regency Centers LP
4.650% due 03/15/2049	900	973

RLJ Lodging Trust LP
3.750% due 07/01/2026	600	571

Santander U.K. Group Holdings PLC
2.469% due 01/11/2028 •	2,600	2,422
2.896% due 03/15/2032 •	200	181

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022	400	401

Standard Chartered PLC
1.456% due 01/14/2027 •	1,700	1,548
4.750% due 01/14/2031 •(f)(g)	3,000	2,717

Starwood Property Trust, Inc.
4.375% due 01/15/2027	1,600	1,554

Stellantis Finance U.S., Inc.
2.691% due 09/15/2031	400	352

Stifel Financial Corp.
4.000% due 05/15/2030	20	20

STORE Capital Corp.
2.700% due 12/01/2031	1,100	976
4.500% due 03/15/2028	300	308

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030	1,300	1,165

Sumitomo Mitsui Trust Bank Ltd.
2.800% due 03/10/2027	300	290

Svenska Handelsbanken AB
1.418% due 06/11/2027 •	2,600	2,398

Synchrony Financial
2.875% due 10/28/2031	2,000	1,777
4.375% due 03/19/2024	500	510

Temasek Financial Ltd.
2.375% due 08/02/2041	1,400	1,232

Trust Fibra Uno
4.869% due 01/15/2030	600	591
6.390% due 01/15/2050	1,100	1,112

UBS Group AG
1.494% due 08/10/2027 •	6,600	6,000
2.095% due 02/11/2032 •	2,000	1,752
4.125% due 09/24/2025	2,200	2,243
4.375% due 02/10/2031 •(f)(g)	700	633

UDR, Inc.
3.000% due 08/15/2031	2,470	2,348
3.500% due 07/01/2027	300	301
3.500% due 01/15/2028	200	200

UniCredit SpA
2.569% due 09/22/2026 •	1,500	1,388
3.127% due 06/03/2032 •	5,700	5,020
7.830% due 12/04/2023	7,450	7,921

Vonovia Finance BV
5.000% due 10/02/2023	3,100	3,175

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo & Co.
2.572% due 02/11/2031 •	$5,400	$5,023
3.196% due 06/17/2027 •	7,800	7,705
3.350% due 03/02/2033 •	9,400	9,146
3.526% due 03/24/2028 •	100	100

Welltower, Inc.
5.125% due 03/15/2043	12,400	13,722

Westpac Banking Corp.
3.020% due 11/18/2036 •(g)	6,500	5,786

Weyerhaeuser Co.
3.375% due 03/09/2033	900	878
4.000% due 04/15/2030	330	340
4.000% due 03/09/2052	400	400
7.375% due 03/15/2032	2,426	3,099

WP Carey, Inc.
2.450% due 02/01/2032	1,000	885

		821,681

INDUSTRIALS 25.1%

Adani Transmission Ltd.
4.250% due 05/21/2036	1,267	1,167

Adventist Health System
2.952% due 03/01/2029	2,900	2,827

AEP Transmission Co. LLC
2.750% due 08/15/2051	700	576
3.650% due 04/01/2050	50	48
3.750% due 12/01/2047	1,000	986

Air Canada Pass-Through Trust
3.300% due 07/15/2031	657	628
3.750% due 06/15/2029	294	289

Aker BP ASA
3.750% due 01/15/2030	200	196

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029	2,030	2,080

Alibaba Group Holding Ltd.
2.700% due 02/09/2041	900	687
3.250% due 02/09/2061	4,800	3,621

Allegion U.S. Holding Co., Inc.
3.550% due 10/01/2027	400	394

Alphabet, Inc.
2.250% due 08/15/2060	970	757

Amazon.com, Inc.
2.875% due 05/12/2041	5,000	4,626

American Airlines Pass-Through Trust
2.875% due 01/11/2036	100	91
3.000% due 04/15/2030	3,859	3,595
3.250% due 04/15/2030	2,624	2,356
3.700% due 04/01/2028	1,563	1,512
4.000% due 01/15/2027	228	212

American Builders & Contractors Supply Co., Inc.
3.875% due 11/15/2029	900	841

Amgen, Inc.
4.400% due 05/01/2045	6,500	6,852
4.400% due 02/22/2062	1,100	1,141
4.663% due 06/15/2051	5,579	6,166

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028	1,500	1,410

Anthem, Inc.
4.550% due 03/01/2048	100	111

AP Moller - Maersk AS
4.500% due 06/20/2029	2,900	3,068

Apple, Inc.
2.850% due 08/05/2061	1,860	1,611
2.950% due 09/11/2049	7,400	6,812

Aptiv PLC
3.250% due 03/01/2032	1,900	1,803
4.150% due 05/01/2052	1,400	1,316

Arrow Electronics, Inc.
2.950% due 02/15/2032	400	368

Ashtead Capital, Inc.
4.000% due 05/01/2028	1,200	1,185

AstraZeneca PLC
2.125% due 08/06/2050	20	15

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

At Home Group, Inc.
4.875% due 07/15/2028	$200	$178
7.125% due 07/15/2029	200	173

AutoNation, Inc.
3.850% due 03/01/2032	3,300	3,199

Axalta Coating Systems LLC
3.375% due 02/15/2029	500	440

B.C. Unlimited Liability Co.
3.875% due 01/15/2028	2,990	2,839

Bacardi Ltd.
4.700% due 05/15/2028	4,800	5,000

Baidu, Inc.
4.875% due 11/14/2028	1,100	1,151

Baptist Health South Florida Obligated Group
3.115% due 11/15/2071	3,300	2,636

Baxter International, Inc.
1.730% due 04/01/2031	1,400	1,209
1.915% due 02/01/2027	4,100	3,838

Bayer U.S. Finance LLC
4.375% due 12/15/2028	1,600	1,638
4.700% due 07/15/2064	600	602

Becton Dickinson & Co.
3.794% due 05/20/2050	20	19

Berry Global, Inc.
1.570% due 01/15/2026	1,200	1,119

Beth Israel Lahey Health, Inc.
3.080% due 07/01/2051	2,200	1,905

Black Knight InfoServ LLC
3.625% due 09/01/2028	2,000	1,898

Block, Inc.
2.750% due 06/01/2026	1,800	1,703
3.500% due 06/01/2031	800	733

Boardwalk Pipelines LP
3.400% due 02/15/2031	2,800	2,654
3.600% due 09/01/2032	4,500	4,296

BOC Aviation USA Corp.
1.625% due 04/29/2024	2,400	2,307

Boeing Co.
3.250% due 02/01/2035	200	179
3.600% due 05/01/2034	440	411
3.625% due 02/01/2031	2,500	2,438

Bon Secours Mercy Health, Inc.
2.095% due 06/01/2031	2,000	1,784
3.205% due 06/01/2050	280	239

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028	1,080	1,044

Boston Scientific Corp.
2.650% due 06/01/2030	70	66
7.375% due 01/15/2040	12,750	18,404

Boyd Gaming Corp.
4.750% due 06/15/2031	900	869

Braskem Netherlands Finance BV
4.500% due 01/10/2028	500	494

Bristol-Myers Squibb Co.
3.700% due 03/15/2052	2,200	2,218
3.900% due 03/15/2062	2,500	2,522
4.350% due 11/15/2047	5,400	5,947

British Airways Pass-Through Trust
2.900% due 09/15/2036	600	553
3.300% due 06/15/2034	186	176
3.350% due 12/15/2030	81	77
4.250% due 05/15/2034	339	340

Broadcom, Inc.
1.950% due 02/15/2028	500	451
2.450% due 02/15/2031	1,000	894
2.600% due 02/15/2033	1,300	1,131
3.187% due 11/15/2036	4,270	3,716
3.419% due 04/15/2033	2,800	2,618
3.469% due 04/15/2034	6,550	6,080
3.500% due 02/15/2041	300	268
3.750% due 02/15/2051	1,400	1,258
4.000% due 04/15/2029 (b)	1,200	1,199
4.150% due 11/15/2030	570	579
4.150% due 04/15/2032 (b)	2,000	1,996
4.300% due 11/15/2032	2,980	3,030

84	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cablevision Lightpath LLC
3.875% due 09/15/2027	$2,000	$1,874

Caesars Entertainment, Inc.
6.250% due 07/01/2025	2,000	2,067

Cameron LNG LLC
2.902% due 07/15/2031	900	861
3.402% due 01/15/2038	2,000	1,870
3.701% due 01/15/2039	1,400	1,353

Canadian Natural Resources Ltd.
5.850% due 02/01/2035	2,090	2,350

Canadian Pacific Railway Co.
3.000% due 12/02/2041	2,800	2,525
3.100% due 12/02/2051	1,100	975

Carnival Corp.
4.000% due 08/01/2028	400	373

Carvana Co.
4.875% due 09/01/2029	6,700	5,542

Catalent Pharma Solutions, Inc.
3.500% due 04/01/2030	390	357

CCO Holdings LLC
4.250% due 02/01/2031	700	636

CDW LLC
2.670% due 12/01/2026	3,200	3,022
3.276% due 12/01/2028	500	472
3.569% due 12/01/2031	2,900	2,692

Cellnex Finance Co. SA
3.875% due 07/07/2041	700	570

CGI, Inc.
2.300% due 09/14/2031	1,600	1,398

Charter Communications Operating LLC
2.300% due 02/01/2032	860	736
3.500% due 06/01/2041	4,000	3,334
3.850% due 04/01/2061	4,120	3,325
3.900% due 06/01/2052	1,770	1,498
3.950% due 06/30/2062	4,500	3,655
4.200% due 03/15/2028	2,200	2,227
4.400% due 04/01/2033	2,400	2,396
4.400% due 12/01/2061	4,000	3,496
4.800% due 03/01/2050	3,400	3,240
5.125% due 07/01/2049	10,900	10,847
5.250% due 04/01/2053	5,300	5,350
5.375% due 04/01/2038	600	618
5.375% due 05/01/2047	2,200	2,259
5.500% due 04/01/2063	2,100	2,119
5.750% due 04/01/2048	1,100	1,173

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	600	599
7.000% due 06/30/2024	2,000	2,129

Children’s Hospital
2.928% due 07/15/2050	3,900	3,211

Churchill Downs, Inc.
4.750% due 01/15/2028	1,000	972

Cigna Corp.
3.400% due 03/15/2051	30	27

City of Hope
4.378% due 08/15/2048	1,010	1,096

Claremont Mckenna College
3.775% due 01/01/2122	4,100	3,504

Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	1,300	1,553

Comcast Corp.
2.937% due 11/01/2056	98	81
3.999% due 11/01/2049	3,730	3,778

CommScope, Inc.
4.750% due 09/01/2029	3,930	3,625

Conagra Brands, Inc.
5.300% due 11/01/2038	5,900	6,504

ConocoPhillips Co.
3.800% due 03/15/2052	2,700	2,754

Constellation Brands, Inc.
4.100% due 02/15/2048	7,000	6,775

Continental Resources, Inc.
5.750% due 01/15/2031	700	767

Continental Wind LLC
6.000% due 02/28/2033	1,348	1,493

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Corning, Inc.
5.450% due 11/15/2079	$2,400	$2,666

CoStar Group, Inc.
2.800% due 07/15/2030	1,700	1,556

CRH America Finance, Inc.
4.400% due 05/09/2047	200	214

CSN Resources SA
4.625% due 06/10/2031	6,600	6,027

CVS Pass-Through Trust
7.507% due 01/10/2032	13,584	15,812

DAE Funding LLC
1.550% due 08/01/2024	1,300	1,229
1.625% due 02/15/2024	6,600	6,324
2.625% due 03/20/2025	2,400	2,286
3.375% due 03/20/2028	4,500	4,230

Daimler Trucks Finance North America LLC
2.375% due 12/14/2028	1,400	1,276
2.500% due 12/14/2031	900	789

DaVita, Inc.
4.625% due 06/01/2030	2,390	2,235

DCP Midstream Operating LP
3.250% due 02/15/2032	1,900	1,714

Dell International LLC
3.375% due 12/15/2041	2,400	2,022
3.450% due 12/15/2051	2,300	1,874
8.350% due 07/15/2046	593	870

Delta Air Lines, Inc.
7.000% due 05/01/2025	24	26

Diamondback Energy, Inc.
4.250% due 03/15/2052	1,700	1,684

Discovery Communications LLC
4.000% due 09/15/2055	2,798	2,424
5.200% due 09/20/2047	2,400	2,506
5.300% due 05/15/2049	100	105

Electronic Arts, Inc.
2.950% due 02/15/2051	2,260	1,891

Enbridge, Inc.
3.400% due 08/01/2051	5,680	5,055

Energy Transfer LP
5.300% due 04/15/2047	9,200	9,490
6.050% due 06/01/2041	3,200	3,563
6.250% due 04/15/2049	100	115
6.625% due 10/15/2036	5,200	5,871
7.500% due 07/01/2038	4,135	5,112

Entergy Louisiana LLC
1.600% due 12/15/2030	600	521
2.900% due 03/15/2051	2,100	1,820

Enterprise Products Operating LLC
4.450% due 02/15/2043	1,000	1,010
6.450% due 09/01/2040	200	250
6.875% due 03/01/2033	5,540	6,925

EQT Corp.
3.125% due 05/15/2026	400	389
3.625% due 05/15/2031	300	287

Expedia Group, Inc.
2.950% due 03/15/2031	1,700	1,577
3.250% due 02/15/2030	200	191

FactSet Research Systems, Inc.
2.900% due 03/01/2027	1,400	1,363
3.450% due 03/01/2032	2,100	2,031

Fair Isaac Corp.
4.000% due 06/15/2028	1,600	1,552
5.250% due 05/15/2026	200	209

Fiserv, Inc.
3.500% due 07/01/2029	1,300	1,281

Flex Intermediate Holdco LLC
3.363% due 06/30/2031	5,000	4,654
4.317% due 12/30/2039	1,750	1,635

FMG Resources Pty. Ltd.
4.375% due 04/01/2031	1,570	1,488

Ford Foundation
2.815% due 06/01/2070	4,200	3,479

Ford Motor Co.
3.250% due 02/12/2032	600	537

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fortune Brands Home & Security, Inc.
4.000% due 03/25/2032	$2,300	$2,306

Fox Corp.
5.476% due 01/25/2039	200	227

Fresenius Medical Care U.S. Finance, Inc.
3.000% due 12/01/2031	3,700	3,364

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035	4,975	5,353

Glencore Funding LLC
2.625% due 09/23/2031	5,000	4,481

Global Payments, Inc.
2.900% due 11/15/2031	4,200	3,832

Graphic Packaging International LLC
3.750% due 02/01/2030	2,800	2,567

Grifols Escrow Issuer SA
4.750% due 10/15/2028	500	471

Hackensack Meridian Health, Inc.
2.875% due 09/01/2050	1,120	951
4.500% due 07/01/2057	1,340	1,559

HCA, Inc.
3.125% due 03/15/2027	1,400	1,370
3.500% due 07/15/2051	300	261
3.625% due 03/15/2032	4,000	3,924
4.625% due 03/15/2052	1,000	1,011
5.125% due 06/15/2039	2,900	3,137
5.250% due 06/15/2049	600	660
5.500% due 06/15/2047	450	510

Helmerich & Payne, Inc.
2.900% due 09/29/2031	4,400	4,031

Hertz Corp.
4.625% due 12/01/2026	400	374

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032	1,100	1,000

Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/2031	1,900	1,768
5.000% due 06/01/2029	1,900	1,816

Hoag Memorial Hospital Presbyterian
3.803% due 07/15/2052	600	609

Humana, Inc.
2.150% due 02/03/2032	1,700	1,492
3.950% due 08/15/2049	600	601

Hyundai Capital America
1.650% due 09/17/2026	4,000	3,652
2.100% due 09/15/2028	1,660	1,466

Imperial Brands Finance PLC
3.125% due 07/26/2024	400	397
3.500% due 07/26/2026	2,200	2,155
3.875% due 07/26/2029	2,300	2,259

JetBlue Pass-Through Trust
4.000% due 05/15/2034	2,140	2,145

Johns Hopkins University
2.813% due 01/01/2060	1,000	838

Kaiser Aluminum Corp.
4.500% due 06/01/2031	4,000	3,613

Kaiser Foundation Hospitals
2.810% due 06/01/2041	3,080	2,700

Kansas City Southern
4.200% due 11/15/2069	1,900	1,914
4.700% due 05/01/2048	4,300	4,760

Kinder Morgan Energy Partners LP
6.500% due 09/01/2039	400	474

KLA Corp.
3.300% due 03/01/2050	3,000	2,838

Kraft Heinz Foods Co.
6.500% due 02/09/2040	780	934
7.125% due 08/01/2039	4,250	5,391

Las Vegas Sands Corp.
2.900% due 06/25/2025	1,900	1,772
3.200% due 08/08/2024	300	287
3.500% due 08/18/2026	800	755
3.900% due 08/08/2029	1,600	1,469

Legends Hospitality Holding Co. LLC
5.000% due 02/01/2026	1,000	961

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	85

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Leidos, Inc.
2.300% due 02/15/2031	$700	$608

Level 3 Financing, Inc.
3.400% due 03/01/2027	2,100	1,984
3.875% due 11/15/2029	1,870	1,724

Lundin Energy Finance BV
3.100% due 07/15/2031	1,600	1,484

Magallanes, Inc.
3.528% due 03/15/2024	1,000	1,000
3.755% due 03/15/2027	2,100	2,100
4.279% due 03/15/2032	5,100	5,129
5.050% due 03/15/2042	3,600	3,680
5.141% due 03/15/2052	1,200	1,231

Marathon Oil Corp.
6.600% due 10/01/2037	700	854

Marriott International, Inc.
3.500% due 10/15/2032	5,600	5,341

Marvell Technology, Inc.
2.450% due 04/15/2028	200	184
2.950% due 04/15/2031	30	28
4.875% due 06/22/2028	500	524

Massachusetts Institute of Technology
4.678% due 07/01/2114	2,740	3,163

McDonald’s Corp.
3.625% due 09/01/2049	960	922

MDC Holdings, Inc.
3.966% due 08/06/2061	1,700	1,319

Mead Johnson Nutrition Co.
4.600% due 06/01/2044	50	56

Melco Resorts Finance Ltd.
5.375% due 12/04/2029	2,500	2,131

Merck & Co., Inc.
2.900% due 12/10/2061	2,000	1,708

MGM China Holdings Ltd.
5.375% due 05/15/2024	1,000	939
5.875% due 05/15/2026	1,100	1,004

Micron Technology, Inc.
2.703% due 04/15/2032	1,800	1,632
3.366% due 11/01/2041	1,100	985

Moody’s Corp.
2.550% due 08/18/2060	20	15
5.250% due 07/15/2044	8,000	9,315

Motorola Solutions, Inc.
2.300% due 11/15/2030	40	35

Mount Nittany Medical Center Obligated Group
3.799% due 11/15/2052	4,800	4,679

MPLX LP
4.700% due 04/15/2048	1,500	1,516
4.900% due 04/15/2058	75	76
4.950% due 03/14/2052	3,200	3,340
5.500% due 02/15/2049	1,060	1,177

MSCI, Inc.
3.625% due 11/01/2031	4,190	3,950

National Fuel Gas Co.
2.950% due 03/01/2031	2,800	2,552

NBCUniversal Media LLC
4.450% due 01/15/2043	123	133

New York & Presbyterian Hospital
2.256% due 08/01/2040	3,000	2,384
4.063% due 08/01/2056	900	977
4.763% due 08/01/2116	3,500	3,775

Newcrest Finance Pty. Ltd.
4.200% due 05/13/2050	20	19

Nissan Motor Co. Ltd.
3.522% due 09/17/2025	2,000	1,963
4.345% due 09/17/2027	6,300	6,220
4.810% due 09/17/2030	5,200	5,166

Norfolk Southern Corp.
3.155% due 05/15/2055	10,875	9,751
4.100% due 05/15/2121	50	47

Northern Natural Gas Co.
4.300% due 01/15/2049	6,100	6,192

Northwell Healthcare, Inc.
4.260% due 11/01/2047	3,600	3,645

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Novant Health, Inc.
3.168% due 11/01/2051	$2,000	$1,810

Oracle Corp.
2.875% due 03/25/2031 (h)	6,430	5,873
3.600% due 04/01/2040	100	87
3.600% due 04/01/2050	1,120	932
3.650% due 03/25/2041 (h)	1,900	1,665
3.800% due 11/15/2037	2,800	2,538
3.850% due 04/01/2060	7,000	5,764
3.950% due 03/25/2051 (h)	5,100	4,475
4.000% due 11/15/2047	1,100	976
4.100% due 03/25/2061 (h)	3,800	3,253
4.500% due 07/08/2044	900	854

Owens Corning
4.300% due 07/15/2047	550	541

PeaceHealth Obligated Group
3.218% due 11/15/2050	1,260	1,124
4.787% due 11/15/2048	2,730	3,209

Pernod Ricard International Finance LLC
1.250% due 04/01/2028	1,600	1,403

Perrigo Finance Unlimited Co.
4.900% due 12/15/2044	2,800	2,382

Pertamina Persero PT
4.150% due 02/25/2060	2,400	2,121
4.175% due 01/21/2050	1,200	1,111
6.500% due 11/07/2048	1,700	2,023

Petroleos Mexicanos
6.700% due 02/16/2032	2,700	2,568

Petronas Capital Ltd.
3.404% due 04/28/2061	6,400	5,693

Piedmont Healthcare, Inc.
2.044% due 01/01/2032	600	527
2.719% due 01/01/2042	500	418
2.864% due 01/01/2052	500	410

Post Holdings, Inc.
4.500% due 09/15/2031	890	790
5.500% due 12/15/2029	4,100	3,951

Prestige Brands, Inc.
3.750% due 04/01/2031	500	447

Prosus NV
3.257% due 01/19/2027	600	549
4.193% due 01/19/2032	3,000	2,643
4.987% due 01/19/2052	1,100	937

PulteGroup, Inc.
6.000% due 02/15/2035	1,000	1,129
6.375% due 05/15/2033	1,200	1,399

Qatar Energy
3.125% due 07/12/2041	5,700	5,200
3.300% due 07/12/2051	2,300	2,118

Quanta Services, Inc.
2.350% due 01/15/2032	600	522
3.050% due 10/01/2041	400	330

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	767	820

Reliance Industries Ltd.
3.750% due 01/12/2062	2,900	2,619

Renesas Electronics Corp.
1.543% due 11/26/2024	200	191
2.170% due 11/25/2026	4,900	4,568

Rockies Express Pipeline LLC
4.800% due 05/15/2030	3,960	3,759
6.875% due 04/15/2040	4,700	4,655

Rogers Communications, Inc.
3.200% due 03/15/2027	3,200	3,155
3.800% due 03/15/2032	2,800	2,782
4.500% due 03/15/2042	1,200	1,218
4.550% due 03/15/2052	1,600	1,595

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	2,400	2,469
4.500% due 05/15/2030	50	52
5.000% due 03/15/2027	2,700	2,858
5.625% due 04/15/2023	700	716
5.750% due 05/15/2024	1,100	1,152
5.875% due 06/30/2026	5,900	6,384

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sands China Ltd.
2.550% due 03/08/2027	$2,100	$1,834
3.100% due 03/08/2029	1,200	1,026
3.250% due 08/08/2031	1,300	1,066
3.800% due 01/08/2026	600	571
4.375% due 06/18/2030	600	545
5.125% due 08/08/2025	4,700	4,682
5.400% due 08/08/2028	1,500	1,478

Santos Finance Ltd.
3.649% due 04/29/2031	3,670	3,433

Sasol Financing USA LLC
5.875% due 03/27/2024	1,400	1,420

Saudi Arabian Oil Co.
3.250% due 11/24/2050	2,500	2,149
3.500% due 11/24/2070	4,600	3,907

Sealed Air Corp.
1.573% due 10/15/2026	1,921	1,753

Siemens Financieringsmaatschappij NV
2.875% due 03/11/2041	1,900	1,721

Skyworks Solutions, Inc.
3.000% due 06/01/2031	600	535

Southern Co.
3.750% due 09/15/2051 •	900	832

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	1,300	1,246
4.600% due 06/15/2028	5,300	4,986

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031	391	354

Sprint Spectrum Co. LLC
5.152% due 09/20/2029	3,800	4,005

Studio City Finance Ltd.
5.000% due 01/15/2029	500	381

Switch Ltd.
4.125% due 06/15/2029	2,000	1,970

Syngenta Finance NV
5.182% due 04/24/2028	4,300	4,448

Sysco Corp.
2.450% due 12/14/2031	600	551
3.150% due 12/14/2051	1,200	1,026

T-Mobile USA, Inc.
2.700% due 03/15/2032	1,500	1,366
3.300% due 02/15/2051	1,900	1,604
3.400% due 10/15/2052	5,300	4,527
3.600% due 11/15/2060	3,800	3,278

Targa Resources Corp.
4.950% due 04/15/2052 (b)	1,200	1,225

TD SYNNEX Corp.
1.750% due 08/09/2026	4,200	3,853
2.375% due 08/09/2028	3,400	3,067
2.650% due 08/09/2031	2,340	2,014

Telefonica Emisiones SA
5.213% due 03/08/2047	5,000	5,379
7.045% due 06/20/2036	7,200	9,035

Tempur Sealy International, Inc.
3.875% due 10/15/2031	2,250	1,933

Tencent Holdings Ltd.
3.940% due 04/22/2061	1,200	1,037
3.975% due 04/11/2029	800	799

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	3,660	3,438
7.625% due 04/01/2037	4,720	6,008
8.375% due 06/15/2032	3,600	4,644

Texas Eastern Transmission LP
7.000% due 07/15/2032	3,250	4,045

Thor Industries, Inc.
4.000% due 10/15/2029	5,700	5,011

Time Warner Cable LLC
5.875% due 11/15/2040	500	539
6.750% due 06/15/2039	1,300	1,511
7.300% due 07/01/2038	1,225	1,490

Topaz Solar Farms LLC
4.875% due 09/30/2039	4,113	4,370

TotalEnergies Capital International SA
2.986% due 06/29/2041	8,000	7,316
3.386% due 06/29/2060	2,640	2,450

86	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Transcontinental Gas Pipe Line Co. LLC
4.600% due 03/15/2048	$2,000	$2,141

Travel & Leisure Co.
4.625% due 03/01/2030	800	745

Tyson Foods, Inc.
5.100% due 09/28/2048	1,700	1,987

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	3,211	3,072
4.625% due 12/03/2026	2,897	2,796
5.900% due 04/01/2026	1,822	1,884

Union Pacific Corp.
3.750% due 02/05/2070	1,700	1,665
3.950% due 08/15/2059	100	102

United Airlines Pass-Through Trust
2.700% due 11/01/2033	561	516
2.875% due 04/07/2030	552	524
3.100% due 04/07/2030	473	435
3.450% due 01/07/2030	305	285
4.000% due 10/11/2027	1,285	1,292
4.300% due 02/15/2027	9,106	9,108
4.550% due 08/25/2031	2,073	2,081
5.875% due 04/15/2029	5,950	6,169

Vale Overseas Ltd.
3.750% due 07/08/2030	1,200	1,160

Valero Energy Corp.
4.000% due 06/01/2052	200	188

Valley Children’s Hospital
4.399% due 03/15/2048	2,000	2,104

VeriSign, Inc.
2.700% due 06/15/2031	1,700	1,541

Viavi Solutions, Inc.
3.750% due 10/01/2029	400	376

VMware, Inc.
1.800% due 08/15/2028	600	533
2.200% due 08/15/2031	350	309
4.650% due 05/15/2027	2,100	2,203

Walt Disney Co.
3.800% due 05/13/2060	4,400	4,452
5.400% due 10/01/2043	3,600	4,372
6.200% due 12/15/2034	2,000	2,523

Western Digital Corp.
4.750% due 02/15/2026	300	305

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	6,700	7,066

Williams Cos., Inc.
2.600% due 03/15/2031	800	738
3.500% due 10/15/2051	2,000	1,758

Wipro IT Services LLC
1.500% due 06/23/2026	5,200	4,811

Wynn Macau Ltd.
5.125% due 12/15/2029	800	680

Yara International ASA
4.750% due 06/01/2028	4,600	4,755

		900,519

UTILITIES 10.6%

AEP Texas, Inc.
4.150% due 05/01/2049	1,100	1,086
6.650% due 02/15/2033	1,800	2,192

AES Corp.
2.450% due 01/15/2031	200	179

Alabama Power Co.
1.450% due 09/15/2030	1,020	886
3.050% due 03/15/2032	3,200	3,115
4.300% due 01/02/2046	700	733
4.300% due 07/15/2048	2,000	2,109

Alliant Energy Finance LLC
1.400% due 03/15/2026	1,000	911
3.600% due 03/01/2032	1,700	1,655

Ameren Corp.
1.750% due 03/15/2028	990	907

American Transmission Systems, Inc.
5.000% due 09/01/2044	200	221

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Water Capital Corp.
3.750% due 09/01/2047	$3,400	$3,333
4.150% due 06/01/2049	5,000	5,205

Arizona Public Service Co.
2.650% due 09/15/2050	20	15

AT&T, Inc.
3.100% due 02/01/2043	5,000	4,329
3.300% due 02/01/2052	1,960	1,686
3.500% due 09/15/2053	3,683	3,246
3.550% due 09/15/2055	493	437
3.650% due 09/15/2059	6,731	5,926

Atmos Energy Corp.
2.850% due 02/15/2052	6,700	5,711

Baltimore Gas & Electric Co.
2.250% due 06/15/2031	500	456

Bell Telephone Co. of Canada
4.300% due 07/29/2049	3,900	4,126

BG Energy Capital PLC
5.125% due 10/15/2041	6,100	7,114

Boston Gas Co.
3.757% due 03/16/2032	300	301

CenterPoint Energy Houston Electric LLC
3.350% due 04/01/2051	10	10

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030	3,500	3,683

Commonwealth Edison Co.
3.150% due 03/15/2032	2,000	1,975
3.850% due 03/15/2052	1,000	1,037

Consolidated Edison Co. of New York, Inc.
3.000% due 12/01/2060	700	569
3.200% due 12/01/2051	7,500	6,650
3.600% due 06/15/2061	500	462
4.300% due 12/01/2056	100	104
4.500% due 05/15/2058	2,500	2,651

DTE Electric Co.
3.000% due 03/01/2032	4,000	3,906
3.650% due 03/01/2052	1,200	1,217

Duke Energy Carolinas LLC
3.200% due 08/15/2049	100	93
3.750% due 06/01/2045	2,000	1,976
4.000% due 09/30/2042	400	411

Duke Energy Florida LLC
2.400% due 12/15/2031	1,700	1,571
3.000% due 12/15/2051	2,600	2,330
3.850% due 11/15/2042	4,600	4,556
6.350% due 09/15/2037	200	257

Duke Energy Ohio, Inc.
5.400% due 06/15/2033	110	120

Duke Energy Progress LLC
2.500% due 08/15/2050	3,990	3,256
6.300% due 04/01/2038	800	1,032

East Ohio Gas Co.
2.000% due 06/15/2030	800	715
3.000% due 06/15/2050	1,600	1,389

Edison International
3.125% due 11/15/2022	2,000	2,011
5.750% due 06/15/2027	700	751

Electricite de France SA
5.000% due 09/21/2048	300	323

Entergy Arkansas LLC
2.650% due 06/15/2051	60	49
3.350% due 06/15/2052	1,300	1,217

Entergy Corp.
1.900% due 06/15/2028	900	816
2.400% due 06/15/2031	2,390	2,149

Entergy Texas, Inc.
1.750% due 03/15/2031	3,200	2,799

Eversource Energy
3.375% due 03/01/2032	1,300	1,273

Exelon Corp.
2.750% due 03/15/2027	1,100	1,074
3.350% due 03/15/2032	3,000	2,927

Florida Power & Light Co.
3.700% due 12/01/2047	1,100	1,125
3.950% due 03/01/2048	1,300	1,387
4.050% due 10/01/2044	1,805	1,897

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gazprom PJSC via Gaz Finance PLC
3.250% due 02/25/2030	$7,100	$3,071
3.500% due 07/14/2031	8,000	3,340

Georgia Power Co.
3.250% due 03/15/2051	5,300	4,613
3.700% due 01/30/2050	1,000	932
4.300% due 03/15/2042	3,752	3,804

Greenko Power Ltd.
4.300% due 12/13/2028	2,400	2,251

Indiana Michigan Power Co.
3.250% due 05/01/2051	1,780	1,596
6.050% due 03/15/2037	800	974

Israel Electric Corp. Ltd.
3.750% due 02/22/2032	4,200	4,046

Kentucky Utilities Co.
3.300% due 06/01/2050	70	64

KeySpan Gas East Corp.
3.586% due 01/18/2052	2,430	2,162

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028	2,200	2,223

MidAmerican Energy Co.
2.700% due 08/01/2052	5,500	4,718

Midwest Connector Capital Co. LLC
3.625% due 04/01/2022	1,000	1,000

National Grid USA
5.803% due 04/01/2035	120	137

National Rural Utilities Cooperative Finance Corp.
2.750% due 04/15/2032	5,200	4,920

New England Power Co.
3.800% due 12/05/2047	2,300	2,172

New York State Electric & Gas Corp.
1.950% due 10/01/2030	480	428
2.150% due 10/01/2031	2,200	1,955

NextEra Energy Capital Holdings, Inc.
1.900% due 06/15/2028	1,500	1,385

Niagara Mohawk Power Corp.
2.759% due 01/10/2032	200	184
4.119% due 11/28/2042	3,500	3,376

Northern States Power Co.
3.600% due 09/15/2047	6,300	6,260

NRG Energy, Inc.
2.450% due 12/02/2027	1,010	933

Oglethorpe Power Corp.
3.750% due 08/01/2050	1,590	1,500
5.050% due 10/01/2048	7,000	7,863

Ohio Power Co.
2.900% due 10/01/2051	2,800	2,332
5.850% due 10/01/2035	100	117

ONEOK, Inc.
7.150% due 01/15/2051	100	128

Pacific Gas & Electric Co.
1.338% (SOFRINDX + 1.150%) due 11/14/2022 ~	3,100	3,101
2.500% due 02/01/2031	2,100	1,814
3.000% due 06/15/2028	3,200	2,983
3.150% due 01/01/2026	2,000	1,928
3.250% due 02/16/2024	2,000	1,992
3.250% due 06/01/2031	1,700	1,540
3.450% due 07/01/2025	1,000	977
3.500% due 08/01/2050	7,250	5,857
3.750% due 08/15/2042	2,790	2,280
3.950% due 12/01/2047	1,000	830
4.200% due 03/01/2029	2,000	1,969
4.250% due 03/15/2046	300	260
4.300% due 03/15/2045	500	427
4.400% due 03/01/2032	2,000	1,969
4.500% due 07/01/2040	6,100	5,569
4.550% due 07/01/2030	920	914
4.600% due 06/15/2043	900	802
4.750% due 02/15/2044	100	91
4.950% due 07/01/2050	2,000	1,892
5.250% due 03/01/2052	300	306

PacifiCorp
4.125% due 01/15/2049	10,100	10,490
5.750% due 04/01/2037	60	71

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	87

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 01/15/2039	$2,040	$2,537
6.100% due 08/01/2036	60	73

PECO Energy Co.
2.850% due 09/15/2051	4,300	3,734
3.000% due 09/15/2049	100	91

Pennsylvania Electric Co.
3.600% due 06/01/2029	3,300	3,280

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.375% due 02/05/2050	3,800	3,488
4.875% due 07/17/2049	400	387
6.250% due 01/25/2049	2,600	2,944

Petrobras Global Finance BV
5.093% due 01/15/2030	6,247	6,247

Progress Energy, Inc.
7.750% due 03/01/2031	3,500	4,489

Public Service Electric & Gas Co.
4.000% due 06/01/2044	5,700	5,766

Puget Energy, Inc.
4.224% due 03/15/2032 (h)	3,000	3,010

SA Global Sukuk Ltd.
2.694% due 06/17/2031	2,900	2,751

San Diego Gas & Electric Co.
3.000% due 03/15/2032	600	582
3.700% due 03/15/2052	200	201
4.100% due 06/15/2049	4,600	4,781
4.150% due 05/15/2048	9,400	9,923

Sempra Energy
6.000% due 10/15/2039	100	123

SES SA
3.600% due 04/04/2023	4,600	4,627
5.300% due 04/04/2043	3,800	3,706

Sierra Pacific Power Co.
6.750% due 07/01/2037	3,600	4,669

Southern California Edison Co.
2.250% due 06/01/2030	800	724
2.500% due 06/01/2031	4,700	4,284
2.750% due 02/01/2032	2,400	2,230
2.950% due 02/01/2051	3,000	2,462
3.450% due 02/01/2052	2,300	2,072
3.650% due 03/01/2028	200	200
3.650% due 02/01/2050	1,100	1,023
3.650% due 06/01/2051	2,020	1,890
3.900% due 12/01/2041	500	464
3.900% due 03/15/2043	3,600	3,393
4.650% due 10/01/2043	1,850	1,925
6.000% due 01/15/2034	3,600	4,228
6.650% due 04/01/2029	900	1,025

Southern California Gas Co.
2.950% due 04/15/2027	300	296
3.950% due 02/15/2050	1,600	1,656
4.125% due 06/01/2048	5,300	5,477

Southwestern Electric Power Co.
3.250% due 11/01/2051	2,600	2,245
4.100% due 09/15/2028	600	613
6.200% due 03/15/2040	2,200	2,725

SP Group Treasury Pte Ltd.
3.375% due 02/27/2029	5,100	5,147

System Energy Resources, Inc.
2.140% due 12/09/2025	1,200	1,144

Tucson Electric Power Co.
3.250% due 05/15/2032	6,500	6,356

Verizon Communications, Inc.
3.700% due 03/22/2061	6,990	6,512
3.875% due 03/01/2052	6,600	6,652

Virginia Electric & Power Co.
2.950% due 11/15/2051	2,200	1,938

Vodafone Group PLC
4.250% due 09/17/2050	400	400
4.875% due 06/19/2049	5,600	6,113

Washington Gas Light Co.
3.650% due 09/15/2049	1,600	1,547

Wisconsin Electric Power Co.
4.300% due 12/15/2045	3,600	3,663

		378,006

Total Corporate Bonds & Notes (Cost $2,189,892)		2,100,206

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 2.6%

CALIFORNIA 0.5%

Fresno County, California Revenue Bonds, (NPFGC Insured), Series 2004
0.000% due 08/15/2030 (e)	$3,800	$2,839
0.000% due 08/15/2032 (e)	100	70

Golden State Tobacco Securitization Corp., California Revenue Notes, Series 2021
3.037% due 06/01/2032	4,200	3,840

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
2.746% due 06/01/2034	300	273
3.000% due 06/01/2046	2,470	2,449
4.214% due 06/01/2050	2,600	2,320

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	900	1,193

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	1,400	2,056

Tulare County, California Revenue Bonds, Series 2018
4.109% due 06/01/2029	2,700	2,830

Tulare County, California Revenue Notes, Series 2018
4.009% due 06/01/2028	1,000	1,045

		18,915

COLORADO 0.1%

Colorado State Certificates of Participation Bonds, (BABs), Series 2009
6.650% due 09/15/2045	1,000	1,441

GEORGIA 0.3%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	7,793	10,414

ILLINOIS 0.3%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	100	113

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
2.857% due 01/01/2031	4,400	4,159
3.007% due 01/01/2033	5,030	4,716

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2021
3.238% due 01/01/2042	1,800	1,661

Wheaton College, Illinois Revenue Bonds, Series 2004
6.090% due 10/01/2034	900	1,131

		11,780

INDIANA 0.0%

Indiana Finance Authority Revenue Bonds, Series 2021
3.051% due 01/01/2051	1,300	1,185

KANSAS 0.1%

Kansas Development Finance Authority Revenue Bonds, (AGM Insured), Series 2004
5.501% due 05/01/2034	800	939

Kansas Development Finance Authority Revenue Bonds, Series 2015
4.927% due 04/15/2045	2,600	2,958

		3,897

MICHIGAN 0.2%

Michigan State University Revenue Bonds, Series 2022
4.165% due 08/15/2122	3,500	3,421

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of Michigan Revenue Bonds, Series 2022
4.454% due 04/01/2122	$4,800	$5,130

		8,551

NEVADA 0.1%

Reno, Nevada Revenue Bonds, (NPFGC Insured), Series 2005
0.000% due 06/01/2034 (e)	2,300	1,557

NEW JERSEY 0.1%

Rutgers, The State University of New Jersey Revenue Bonds, Series 2019
3.270% due 05/01/2043	1,500	1,389

NEW MEXICO 0.0%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.406% due 08/01/2046	1,000	1,128

NEW YORK 0.1%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	500	733

New York State Dormitory Authority Revenue Notes, Series 2021
1.952% due 03/15/2029	1,590	1,458

		2,191

OHIO 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	800	1,176

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	4,935	5,657

		6,833

OREGON 0.0%

Oregon Department of Transportation State Revenue Bonds, (BABs), Series 2010
5.834% due 11/15/2034	1,100	1,346

PENNSYLVANIA 0.1%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2016
4.014% due 06/01/2033	600	634

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2021
2.991% due 06/01/2042	3,770	3,419

		4,053

SOUTH CAROLINA 0.1%

South Carolina Public Service Authority Revenue Bonds, (BABs), Series 2010
6.454% due 01/01/2050	1,400	1,849

TEXAS 0.4%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	5,450	7,076

Dallas, Texas General Obligation Bonds, Series 2005
0.000% due 02/15/2033 (e)	2,900	2,027

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	5,575	5,627

		14,730

88	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 0.0%

Milwaukee Redevelopment Authority, Wisconsin Revenue Bonds, (NPFGC Insured), Series 2003
0.000% due 04/01/2036 (e)	$1,000	$601
0.000% due 04/01/2037 (e)	800	457

		1,058

Total Municipal Bonds & Notes (Cost $90,454)		92,317

U.S. GOVERNMENT AGENCIES 4.6%

Fannie Mae
0.000% due 03/23/2028 - 05/15/2030 (e)	43,912	35,435
0.247% due 07/25/2037 •	6	6
0.317% due 03/25/2036 •	1	1
0.857% due 09/25/2032 •	3	3
1.107% due 08/25/2040 •	288	293
1.297% due 06/01/2035 •	433	433
1.303% due 06/01/2043 •	48	49
1.541% due 12/01/2034 •	159	163
1.675% due 06/01/2035 •	343	343
1.747% due 04/01/2035 •	249	250
1.755% due 10/01/2035 •	95	95
1.775% due 09/01/2035 •	8	8
1.959% due 05/25/2035 ~	185	187
2.000% due 08/01/2035 •	24	25
2.030% due 11/01/2035 •	2	2
2.251% due 01/25/2031 ~(a)	16,403	2,047
2.273% due 12/01/2033 •	12	12
2.423% due 11/01/2034 •	276	289
3.000% due 12/25/2046	1,354	1,213
3.250% due 11/01/2042	2,579	2,648
3.790% due 01/01/2029	4,200	4,354
5.000% due 08/25/2033	29	31
5.500% due 04/25/2033 - 09/25/2035	5,550	5,991
5.900% due 07/25/2042	6	6
6.000% due 07/25/2031 - 03/25/2036	946	1,141
6.080% due 09/01/2028	1,800	2,179

Federal Farm Credit Banks Funding Corp.
5.125% due 07/09/2029	500	586
5.750% due 12/07/2028	20	24

Freddie Mac
0.000% due 03/15/2031 (e)	11,600	9,225
0.797% due 01/15/2033 •	2	2
0.897% due 09/15/2030 •	1	1
1.304% due 02/25/2045 •	49	50
1.341% due 10/25/2044 •	16	16
1.875% due 10/01/2035 •	14	14
1.976% due 06/01/2035 •	8	8
2.075% due 04/01/2035 •	11	11
5.000% due 03/01/2038 - 12/01/2038	360	380
5.500% due 02/15/2024	15	15
6.000% due 06/15/2035 - 10/01/2037	505	603
6.500% due 10/25/2043	46	50

Ginnie Mae
1.875% due 05/20/2030 •	28	29
3.250% due 02/20/2049	2,432	2,523

Residual Funding Corp. STRIPS
0.000% due 01/15/2030 - 04/15/2030 (e)	108,567	87,967

Resolution Funding Corp. STRIPS
0.000% due 01/15/2029 - 07/15/2029 (a)	3,891	3,247

U.S. Small Business Administration
5.290% due 12/01/2027	122	127
5.510% due 11/01/2027	31	32

Uniform Mortgage-Backed Security
5.500% due 04/01/2031 - 04/01/2049	2,089	2,220

Uniform Mortgage-Backed Security, TBA
2.500% due 04/01/2052	1,500	1,431

Total U.S. Government Agencies (Cost $149,995)		165,765

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 63.8%

U.S. Treasury Bonds
1.125% due 05/15/2040 (i)	$313,630	$247,394
1.125% due 08/15/2040 (i)	460,190	361,123
1.375% due 11/15/2040	55,540	45,447
1.750% due 08/15/2041 (i)	213,000	184,744
1.875% due 02/15/2041 (i)	565,400	503,880
1.875% due 02/15/2051	171,175	149,785
1.875% due 11/15/2051 (i)	265,160	232,678
2.000% due 11/15/2041 (i)	167,700	151,795
2.000% due 02/15/2050 (i)	42,230	38,091
2.000% due 08/15/2051 (i)	141,900	128,065
2.250% due 08/15/2049 (k)	17,276	16,449
2.250% due 02/15/2052 (k)	4,400	4,221
2.375% due 02/15/2042 (i)	19,500	18,814
2.375% due 11/15/2049 (k)	875	857
2.500% due 02/15/2045 (k)	1,110	1,082
2.750% due 11/15/2042 (k)	1,000	1,016
2.875% due 08/15/2045 (k)	2,345	2,447
2.875% due 05/15/2049 (m)	405	436
3.000% due 08/15/2048 (k)	7,990	8,732
3.125% due 02/15/2043 (k)(m)	1,910	2,057
3.750% due 11/15/2043 (k)	6,137	7,265
4.750% due 02/15/2041 (k)	2,480	3,303

U.S. Treasury Notes
0.375% due 10/31/2023 (k)(m)	18,900	18,377

U.S. Treasury STRIPS
0.000% due 05/15/2034 (a)(k)	71,900	53,155
0.000% due 08/15/2034 (a)	32,970	24,215
0.000% due 05/15/2035 (a)(k)	32,500	23,412
0.000% due 11/15/2036 (a)	37,600	25,972
0.000% due 08/15/2037 (a)(k)	8,900	6,009
0.000% due 08/15/2040 (e)(k)	5,930	3,725
0.000% due 05/15/2044 (e)(k)	15,400	8,599
0.000% due 08/15/2044 (e)	18,300	10,145
0.000% due 11/15/2044 (e)	11,350	6,238

Total U.S. Treasury Obligations (Cost $2,545,461)		2,289,528

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.5%

Adjustable Rate Mortgage Trust
2.382% due 10/25/2035 ~	670	610

American Home Mortgage Assets Trust
0.577% due 10/25/2046 •	82	75
1.061% due 11/25/2046 ~	1,556	560

American Home Mortgage Investment Trust
2.829% due 02/25/2045 •	1	1

AREIT Trust
1.300% due 11/17/2024 •	3,900	3,861

BAMLL Commercial Mortgage Securities Trust
1.447% due 04/15/2036 •	7,000	6,967
1.597% due 03/15/2034 ~	2,400	2,380

Banc of America Funding Trust
2.606% due 02/20/2036 ~	148	148
2.731% due 05/25/2035 ~	5	5
3.482% due 01/20/2047 ^~	18	17

Banc of America Mortgage Trust
2.969% due 08/25/2035 ^~	410	410

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	2,500	2,557
4.957% due 08/10/2035 ~	8,700	8,668

Bear Stearns Adjustable Rate Mortgage Trust
2.380% due 10/25/2035 ~	28	28
2.500% due 05/25/2034 ~	1	0
2.744% due 02/25/2034 ~	4	4
2.779% due 11/25/2030 ~	33	32
3.018% due 11/25/2034 ~	16	17
3.133% due 05/25/2047 ^~	561	549

Bear Stearns ALT-A Trust
0.777% due 08/25/2036 ^•	2,894	2,747
2.549% due 10/25/2035 ^~	242	226
2.874% due 09/25/2035 ^~	2,476	1,829
2.880% due 11/25/2036 ^~	1,356	857
3.051% due 11/25/2036 ~	121	86

BWAY Mortgage Trust
3.454% due 03/10/2033	7,280	7,231

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Mortgage Finance Trust
3.147% due 03/25/2037 ^~	$199	$200
5.500% due 11/25/2035	1,802	1,605

ChaseFlex Trust
1.017% due 05/25/2037 •	3,688	3,608

Citigroup Mortgage Loan Trust
0.527% due 01/25/2037 •	25	24
1.257% due 08/25/2035 ^•	107	102
2.470% due 10/25/2035 •	17	17

Citigroup Mortgage Loan Trust, Inc.
2.190% due 09/25/2035 •	44	45
2.210% due 09/25/2035 •	20	21

Commercial Mortgage Trust
3.140% due 10/10/2036	4,300	4,148
3.815% due 04/10/2033 ~	7,300	7,045

Countrywide Alternative Loan Trust
0.644% due 12/20/2046 ^•	531	465
0.837% due 09/25/2046 ^•	575	564
0.869% due 03/20/2046 ~	133	111
0.877% due 05/25/2036 •	3,415	3,103
1.017% due 02/25/2037 •	55	47
1.087% due 11/20/2035 •	2,980	2,861
1.089% due 12/20/2035 •	558	530
5.500% due 09/25/2035 ^	1,365	1,211
5.500% due 10/25/2035	2,869	2,084
5.500% due 11/25/2035	490	353
5.500% due 03/25/2036 ^	67	39
6.000% due 03/25/2036 ^	3,061	1,882
6.250% due 08/25/2037 ^	117	82

Countrywide Home Loan Mortgage Pass-Through Trust
0.917% due 05/25/2035 •	57	50
1.097% due 03/25/2035 •	128	116
1.985% due 02/20/2036 ^•	34	29
1.991% due 02/20/2036 ^~	95	95
2.505% due 02/20/2035 ~	4	4
2.529% due 11/20/2034 ~	9	9
2.696% due 11/25/2034 ~	46	46
2.934% due 11/25/2037 ~	428	422
3.095% due 08/25/2034 ^~	2	2
5.250% due 05/25/2035	95	74

Countrywide Home Loan Reperforming REMIC Trust
0.877% due 07/25/2036 •	2,089	2,000

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.103% due 07/25/2033 ~	6	6

Credit Suisse Mortgage Capital Certificates
0.357% due 11/27/2036 •	649	648

Credit Suisse Mortgage Capital Trust
2.942% due 12/26/2059 ~	636	632
3.023% due 08/25/2060 ~	1,197	1,175

Downey Savings & Loan Association Mortgage Loan Trust
0.969% due 08/19/2045 •	57	55

First Horizon Mortgage Pass-Through Trust
2.774% due 08/25/2035 ~	10	8
3.365% due 12/25/2034 ~	1	1

GCAT LLC
2.981% due 09/25/2025 þ	1,569	1,570

GS Mortgage Securities Trust
3.602% due 10/10/2049 ~	5,225	4,879

GSMPS Mortgage Loan Trust
0.807% due 01/25/2036 •	443	374

GSR Mortgage Loan Trust
2.654% due 11/25/2035 ~	4	4
2.910% due 09/25/2035 ~	21	21

HarborView Mortgage Loan Trust
0.639% due 01/19/2038 •	1,514	1,440
0.642% due 03/19/2036 ^•	9,740	9,620
0.654% due 12/19/2036 •	2,834	2,631
2.589% due 07/19/2035 ^~	3	3

IndyMac INDX Mortgage Loan Trust
0.857% due 06/25/2046 •	386	353
0.977% due 07/25/2035 •	2,462	1,969
2.948% due 12/25/2034 ~	10	10
3.076% due 04/25/2037 ~	97	92
3.091% due 04/25/2037 ^~	145	132

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	89

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

J.P. Morgan Chase Commercial Mortgage Securities Trust
3.379% due 09/15/2050		$3,600	$3,570

JP Morgan Mortgage Trust
1.357% due 11/25/2049 •		555	556
1.357% due 12/25/2049 ~		243	243
2.291% due 02/25/2035 ~		2	2
2.391% due 07/25/2035 ~		904	915
3.114% due 01/25/2037 ^~		18	17

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		1,424	1,422

Lehman XS Trust
0.817% due 12/25/2036 •		1,034	1,056

MASTR Adjustable Rate Mortgages Trust
0.667% due 04/25/2046 •		305	285
2.759% due 11/21/2034 ~		47	47

MASTR Alternative Loan Trust
5.500% due 01/25/2025		16	14

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.097% due 11/15/2031 •		20	20

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.837% due 12/15/2030 ~		27	27

Merrill Lynch Mortgage Investors Trust
0.877% due 02/25/2036 •		129	127
2.033% due 05/25/2033 ~		9	9
2.294% due 02/25/2034 ~		5	5
2.331% due 05/25/2033 ~		4	4
2.614% due 07/25/2034 ~		70	71

Morgan Stanley Mortgage Loan Trust
0.757% due 08/25/2036 •		3,055	1,097

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~		4,794	4,714
4.500% due 05/25/2058 ~		2,351	2,405

Nomura Asset Acceptance Corp. Alternative Loan Trust
6.159% due 05/25/2036 ~		13,614	4,016

Prime Mortgage Trust
0.857% due 02/25/2034 •		1	1

Residential Accredit Loans, Inc. Trust
0.877% due 04/25/2046 ~		179	61
6.000% due 06/25/2036 ^		5,272	4,894
6.000% due 08/25/2036 ^		730	686
6.500% due 08/25/2036		1,389	1,347

Residential Asset Securitization Trust
0.857% due 01/25/2046 ^•		192	68
0.907% due 04/25/2035 ^~		48	28

Structured Adjustable Rate Mortgage Loan Trust
0.777% due 10/25/2035 ~		37	36
0.897% due 05/25/2037 •		110	106
1.541% due 01/25/2035 ^•		44	41
2.362% due 12/25/2034 ~		61	61
2.868% due 08/25/2035 ~		13	13

Structured Asset Mortgage Investments Trust
0.877% due 04/25/2036 •		382	358
0.897% due 05/25/2036 •		133	123
0.949% due 07/19/2035 •		18	17
1.017% due 02/25/2036 ^•		322	307
1.077% due 12/25/2035 ^~		4	3
1.109% due 10/19/2034 •		12	12

Structured Asset Securities Corp.
2.239% due 12/25/2033 ~		9	9

TBW Mortgage-Backed Trust
6.000% due 07/25/2036		4,698	2,717

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •	GBP	12,774	16,848

WaMu Mortgage Pass-Through Certificates Trust
0.827% due 05/25/2034 ~		$391	385
0.841% due 02/25/2047 ^•		352	332
0.841% due 03/25/2047 ^•		194	183
0.871% due 01/25/2047 ~		1	1
0.901% due 04/25/2047 •		753	717
0.997% due 12/25/2045 ~		33	33
1.037% due 10/25/2045 •		418	414
1.077% due 01/25/2045 •		19	19
1.141% due 08/25/2046 ~		748	748

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.541% due 08/25/2042 •	$1	$1
1.723% due 05/25/2046 •	30	29
1.723% due 08/25/2046 •	6,621	6,389
1.723% due 09/25/2046 •	14	14
1.723% due 10/25/2046 •	3	3
1.723% due 11/25/2046 •	42	41
2.461% due 03/25/2034 ~	68	69
2.716% due 12/25/2036 ^~	180	175
3.021% due 02/25/2037 ^~	204	202
3.178% due 07/25/2037 ^~	19	19

Washington Mutual Mortgage Pass-Through Certificates Trust
1.111% due 05/25/2046 ^•	317	273

Worldwide Plaza Trust
3.526% due 11/10/2036	3,300	3,243

Total Non-Agency Mortgage-Backed Securities (Cost $162,095)		160,130

ASSET-BACKED SECURITIES 6.4%

ACE Securities Corp. Home Equity Loan Trust
1.432% due 05/25/2034 •	983	979

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
2.287% due 12/25/2034 •	4,942	4,824

American Money Management Corp. CLO Ltd.
1.111% due 04/17/2029 •	3,178	3,176

Argent Securities Trust
0.757% due 06/25/2036 •	6,194	4,557

Asset-Backed Securities Corp. Home Equity Loan Trust
2.302% due 05/25/2035 •	4,818	4,822

Bear Stearns Asset-Backed Securities Trust
0.797% due 12/25/2036 •	200	194
2.670% due 07/25/2036 ~	35	34
3.006% due 10/25/2036 ~	14	14

Benefit Street Partners CLO Ltd.
1.354% due 01/20/2031 •	2,950	2,935

Carlyle Global Market Strategies CLO Ltd.
1.318% due 07/27/2031 •	992	984
1.594% due 07/20/2032 •	3,500	3,490

CIFC Funding Ltd.
1.309% due 04/24/2030 •	1,845	1,838

CIT Mortgage Loan Trust
1.957% due 10/25/2037 •	500	502

Citigroup Mortgage Loan Trust
0.517% due 07/25/2045 •	8	6

Citigroup Mortgage Loan Trust, Inc.
0.807% due 03/25/2037 •	650	601

Countrywide Asset-Backed Certificates
0.597% due 06/25/2047 ^•	891	840
0.717% due 12/25/2036 ^•	7,857	7,673
0.777% due 09/25/2047 •	7,029	5,783
0.937% due 03/25/2036 •	1,166	1,142
0.937% due 04/25/2037 •	485	437
1.357% due 02/25/2036 •	307	308

Countrywide Asset-Backed Certificates Trust
2.332% due 07/25/2035 •	100	99

Credit-Based Asset Servicing & Securitization LLC
0.577% due 07/25/2037 •	17	13
1.357% due 07/25/2035 •	395	389
1.777% due 12/25/2035 •	681	671
3.592% due 04/25/2037 þ	276	261

Credit-Based Asset Servicing & Securitization Trust
0.527% due 01/25/2037 ^•	27	11

ECMC Group Student Loan Trust
1.207% due 02/27/2068 •	1,372	1,348

Encore Credit Receivables Trust
1.117% due 07/25/2035 •	822	832

First Franklin Mortgage Loan Trust
0.567% due 12/25/2037 •	1,669	1,619
0.757% due 08/25/2036 ~	7,675	7,294
1.162% due 11/25/2036 •	9,400	9,194
1.507% due 09/25/2033 •	5,011	4,969
2.031% due 10/25/2033 •	3,484	3,470

First NLC Trust
0.527% due 08/25/2037 •	15	10

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fremont Home Loan Trust
0.597% due 01/25/2037 •		$4,703	$2,992
1.522% due 06/25/2035 ~		4,442	4,376

FS Rialto Issuer LLC
2.200% due 01/19/2039 •		4,350	4,354

Gallatin CLO Ltd.
1.305% due 01/21/2028 •		3,421	3,408

Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	3,969	2,856

GE-WMC Mortgage Securities Trust
0.537% due 08/25/2036 •		$1	1

GSAMP Trust
0.527% due 12/25/2036 •		6	3
0.587% due 12/25/2046 •		1,423	917
0.597% due 11/25/2036 •		20,504	11,837
0.597% due 12/25/2036 •		1,746	1,114
0.607% due 08/25/2036 •		1,194	1,180
0.657% due 11/25/2036 •		207	119
0.657% due 01/25/2047 •		6,153	3,863
0.727% due 03/25/2047 •		808	789
0.777% due 04/25/2036 •		233	180

HGI CRE CLO Ltd.
1.859% due 01/19/2027 ~		1,950	1,952

Horizon Aircraft Finance Ltd.
4.458% due 12/15/2038		2,087	1,924

JP Morgan Mortgage Acquisition Corp.
1.177% due 12/25/2035 •		271	271

JP Morgan Mortgage Acquisition Trust
0.727% due 07/25/2036 •		1,784	1,586

KREF Ltd.
1.780% due 02/17/2039 •		3,900	3,879

LCCM Trust
1.847% due 11/15/2038 •		2,300	2,278

Lehman ABS Mortgage Loan Trust
0.547% due 06/25/2037 •		13	10

Long Beach Mortgage Loan Trust
0.612% due 08/25/2036 •		9,157	5,359
0.757% due 06/25/2036 •		16,743	10,418
1.017% due 10/25/2034 •		5	4

M360 Ltd.
1.947% due 11/22/2038 •		2,500	2,485

Magnetite Ltd.
1.386% due 11/15/2028 •		3,181	3,158

MASTR Asset-Backed Securities Trust
0.677% due 11/25/2036 ~		2,947	2,089
0.817% due 02/25/2036 •		1,971	961
1.282% due 10/25/2034 •		3,228	3,189

MASTR Specialized Loan Trust
0.977% due 02/25/2036 •		2,722	2,650

Merrill Lynch Mortgage Investors Trust
1.057% due 01/25/2037 •		8,619	8,119
1.387% due 07/25/2035 •		839	828

MESA Trust
1.257% due 12/25/2031 •		8	7

Morgan Stanley ABS Capital, Inc. Trust
0.657% due 02/25/2037 •		2,283	1,291
0.677% due 10/25/2036 •		2,855	1,592
0.687% due 09/25/2036 •		3,575	1,903
0.787% due 02/25/2037 •		4,694	2,684

Mountain View CLO LLC
1.281% due 01/16/2031 •		1,000	995

MP CLO Ltd.
1.131% due 10/18/2028 •		6,695	6,662

New Century Home Equity Loan Trust
1.197% due 08/25/2034 •		11	10
1.537% due 01/25/2034 •		145	143

Newcastle Mortgage Securities Trust
1.177% due 03/25/2036 •		6,000	5,760

NovaStar Mortgage Funding Trust
0.627% due 01/25/2037 •		6,739	2,836

Octagon Loan Funding Ltd.
1.668% due 11/18/2031 •		2,600	2,591

Option One Mortgage Loan Trust
0.697% due 04/25/2037 •		3,439	2,040
1.192% due 05/25/2035 •		1,000	980

90	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
0.677% due 02/25/2037 •	$2,060	$1,976

Saxon Asset Securities Trust
1.132% due 11/25/2037 ~	5,700	5,646

Securitized Asset-Backed Receivables LLC Trust
0.587% due 05/25/2037 ^•	37	30
1.037% due 12/25/2035 •	1,063	1,046

SLM Student Loan Trust
1.758% due 04/25/2023 •	3,032	3,040

Sound Point CLO Ltd.
1.249% due 01/23/2029 •	640	638

Soundview Home Loan Trust
0.537% due 06/25/2037 •	9	7
0.567% due 01/25/2037 •	3,849	3,221
0.627% due 07/25/2037 •	351	325

Structured Asset Investment Loan Trust
2.182% due 11/25/2034 •	2,253	2,247

Structured Asset Securities Corp. Mortgage Loan Trust
0.777% due 10/25/2036 •	4,214	4,043
1.557% due 10/25/2037 •	5,668	3,271
1.582% due 04/25/2035 •	2,150	2,130

TCI-Symphony CLO Ltd.
1.171% due 07/15/2030 •	2,000	1,985

Towd Point Mortgage Trust
1.457% due 05/25/2058 •	981	982

Venture CLO Ltd.
1.354% due 01/20/2029 •	1,600	1,594

Vibrant CLO Ltd.
1.240% due 07/20/2032 •	1,100	1,091

Voya CLO Ltd.
1.338% due 07/14/2031 •	1,486	1,477

Wells Fargo Home Equity Asset-Backed Securities Trust
0.687% due 04/25/2037 •	964	947
0.727% due 07/25/2036 •	206	206

Total Asset-Backed Securities (Cost $233,997)		229,864

SOVEREIGN ISSUES 3.1%

Airport Authority
1.625% due 02/04/2031	5,000	4,367
2.625% due 02/04/2051	1,200	967

Argentina Government International Bond
0.500% due 07/09/2030 þ	1,104	373
1.000% due 07/09/2029	386	133
1.125% due 07/09/2035 þ	7,625	2,341
2.500% due 07/09/2041 þ	540	192

Chile Government International Bond
3.250% due 09/21/2071	6,000	4,874
4.340% due 03/07/2042	3,800	3,908

Colombia Government International Bond
7.375% due 09/18/2037	720	811

Dominican Republic International Bond
4.875% due 09/23/2032	800	726
5.500% due 02/22/2029	2,000	1,980

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indonesia Government International Bond
1.400% due 10/30/2031	EUR	3,300	$3,338
4.750% due 07/18/2047		$7,000	7,507

Israel Government International Bond
1.250% due 11/30/2022	ILS	2,800	883

Mexico Government International Bond
3.771% due 05/24/2061		$10,469	8,495
5.750% due 10/12/2110		10,400	10,581

Peru Government International Bond
5.400% due 08/12/2034	PEN	600	143
5.940% due 02/12/2029		14,150	3,735
6.150% due 08/12/2032		7,600	1,997
6.350% due 08/12/2028		2,900	787
6.950% due 08/12/2031		13,600	3,799
8.200% due 08/12/2026		27,100	7,970

Qatar Government International Bond
3.875% due 04/23/2023		$3,500	3,566

Romania Government International Bond
1.750% due 07/13/2030	EUR	7,800	7,324
2.000% due 04/14/2033		2,700	2,404
2.625% due 12/02/2040		1,290	1,090
2.750% due 04/14/2041		850	724
2.875% due 04/13/2042		1,690	1,439

Saudi Government International Bond
3.750% due 01/21/2055		$8,100	7,813
4.500% due 04/22/2060		1,300	1,412

South Africa Government International Bond
8.250% due 03/31/2032	ZAR	17,600	1,077

Spain Government International Bond
5.150% due 10/31/2044	EUR	8,800	15,799

Total Sovereign Issues (Cost $124,874)			112,555

		SHARES
PREFERRED SECURITIES 1.5%

FINANCIALS 0.5%

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(f)		1,100,000	1,152

Capital Farm Credit ACA
5.000% due 03/15/2026 •(f)		2,700,000	2,673

Capital One Financial Corp.
3.950% due 09/01/2026 •(f)		4,740,000	4,421

Charles Schwab Corp.
4.000% due 06/01/2026 •(f)		1,200,000	1,150

Citigroup, Inc.
3.875% due 02/18/2026 •(f)		1,000,000	945
4.000% due 12/10/2025 •(f)		850,000	818

CoBank ACB
4.250% due 01/01/2027 •(f)		2,400,000	2,262

Goldman Sachs Group, Inc.
4.950% due 02/10/2025 •(f)		900,000	901

JPMorgan Chase & Co.
6.100% due 10/01/2024 •(f)		2,000,000	2,051

			16,373

		SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.1%

General Electric Co.
4.156% (US0003M + 3.330%) due 06/15/2022 ~(f)		2,800,000	$2,695

UTILITIES 0.9%

AT&T Mobility LLC
7.000% due 10/20/2022 «(f)(h)		1,128,057	29,387

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(f)		3,616,000	3,564

Edison International
5.000% due 12/15/2026 •(f)		1,000,000	941

			33,892

Total Preferred Securities (Cost $54,632)			52,960

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

ISRAEL TREASURY BILLS 0.3%
0.017% due 10/07/2022 - 01/04/2023 (d)(e)	ILS	38,400	11,997

Total Short-Term Instruments (Cost $12,082)			11,997

Total Investments in Securities (Cost $5,622,549)			5,274,206

		SHARES
INVESTMENTS IN AFFILIATES 1.7%

SHORT-TERM INSTRUMENTS 1.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.7%

PIMCO Short Asset Portfolio		6,237,033	61,485

PIMCO Short-Term Floating NAV Portfolio III		17,914	174

Total Short-Term Instruments (Cost $62,614)			61,659

Total Investments in Affiliates (Cost $62,614)			61,659

Total Investments 148.7% (Cost $5,685,163)			$5,335,865

Financial Derivative Instruments (j)(l) (0.2)% (Cost or Premiums, net $10,918)			(8,414)

Other Assets and Liabilities, net (48.5)%			(1,740,221)

Net Assets 100.0%			$3,587,230

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Security is not accruing income as of the date of this report.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	91

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$ 30,511	$29,387	0.82%
Citigroup, Inc.	3.057	01/25/2033	01/18/2022	2,400	2,245	0.06
Citigroup, Inc.	3.785	03/17/2033	03/10/2022	6,500	6,451	0.18
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	3,300	3,063	0.09
Deutsche Bank AG	3.035	05/28/2032	05/28/2021 - 06/11/2021	4,060	3,646	0.10
Deutsche Bank AG	3.729	01/14/2032	01/27/2021 - 02/01/2021	1,104	983	0.03
Morgan Stanley	0.000	04/02/2032	05/06/2020	3,172	2,739	0.08
Oracle Corp.	2.875	03/25/2031	03/22/2021	6,421	5,873	0.16
Oracle Corp.	3.650	03/25/2041	03/22/2021	1,888	1,665	0.05
Oracle Corp.	3.950	03/25/2051	03/22/2021	5,091	4,475	0.12
Oracle Corp.	4.100	03/25/2061	03/22/2021 - 10/28/2021	3,844	3,253	0.09
Puget Energy, Inc.	4.224	03/15/2032	03/14/2022	3,000	3,010	0.08

				$ 71,291	$66,790	1.86%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.300%	03/31/2022	04/01/2022	$(1,933)	$(1,932)
BSN	0.230	03/03/2022	04/06/2022	(380,232)	(380,302)
	0.230	03/09/2022	04/06/2022	(1,994)	(1,994)
CIB	0.330	03/16/2022	04/06/2022	(7,550)	(7,551)
GRE	0.320	03/28/2022	04/04/2022	(1,700)	(1,701)
	0.320	03/29/2022	04/05/2022	(3,701)	(3,701)
JPS	0.180	03/18/2022	04/22/2022	(1,765)	(1,766)
	0.200	03/30/2022	04/01/2022	(43,998)	(43,999)
	0.260	03/22/2022	04/05/2022	(101,494)	(101,502)
	0.310	03/22/2022	04/05/2022	(6,725)	(6,725)
SGY	0.150	03/09/2022	04/11/2022	(1,813)	(1,813)
STR	0.300	03/31/2022	04/01/2022	(1,211,494)	(1,211,494)
	0.300	04/01/2022	04/04/2022	(1,215,169)	(1,215,169)

Total Reverse Repurchase Agreements					$(2,979,649)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.6)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2052	$22,800	$(21,682)	$(21,167)

Total Short Sales (0.6)%				$(21,682)	$(21,167)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(1,932)	$0	$(1,932)	$1,930	$(2)
BSN	0	(382,296)	0	(382,296)	383,457	1,161
CIB	0	(7,551)	0	(7,551)	7,581	30
DEU	0	0	0	0	(1)	(1)

92	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
GRE	$0	$(5,402)	$0	$(5,402)	$5,511	$109
JPS	0	(153,992)	0	(153,992)	154,232	240
SGY	0	(1,813)	0	(1,813)	1,735	(78)
STR	0	(2,426,663)	0	(2,426,663)	1,237,929	(1,188,734)

Total Borrowings and Other Financing Transactions	$0	$(2,979,649)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(1,766)	$0	$0	$(1,766)
U.S. Treasury Obligations	(1,257,425)	(505,289)	0	0	(1,762,714)

Total Borrowings	$(1,257,425)	$(507,055)	$0	$0	$(1,764,480)

Payable for reverse repurchase agreements(3)					$(1,764,480)

(i)	Securities with an aggregate market value of $1,793,456 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(1,658,409) at a weighted average interest rate of 0.065%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Unsettled reverse repurchase agreements liability of $(1,215,169) is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond June Futures	06/2022	151	$23,104	$(1,067)	$197	$(17)
U.S. Treasury 30-Year Bond June Futures	06/2022	584	87,637	(2,648)	365	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	334	59,160	(2,316)	355	0

				$(6,031)	$917	$(17)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2022	3,699	$	(783,899)	$10,759	$0	$(607)
U.S. Treasury 5-Year Note June Futures	06/2022	2,599		(298,073)	7,059	0	(357)
U.S. Treasury 10-Year Note June Futures	06/2022	150		(18,431)	559	0	(37)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	4,743		(642,528)	20,600	0	(1,927)

					$38,977	$0	$(2,928)

Total Futures Contracts					$32,946	$917	$(2,945)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	93

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.922%	$	800	$154	$(37)	$117	$0	$0
AES Corp.	5.000	Quarterly	06/20/2026	1.041		500	102	(23)	79	1	0
AT&T, Inc.	1.000	Quarterly	12/20/2023	0.581		1,600	20	(8)	12	0	(1)
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.743		5,500	89	(31)	58	0	(2)
AT&T, Inc.	1.000	Quarterly	12/20/2026	0.806		300	4	(1)	3	0	0
Bank of America Corp.	1.000	Quarterly	12/20/2022	0.308		2,800	21	(6)	15	0	0
Barclays Bank PLC	1.000	Quarterly	12/20/2022	0.285	EUR	5,000	33	(2)	31	1	0
Boeing Co.	1.000	Quarterly	06/20/2022	0.558	$	1,000	3	(2)	1	0	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.637		1,200	0	3	3	0	0
Boeing Co.	1.000	Quarterly	06/20/2023	0.822		4,800	18	(6)	12	0	0
Boeing Co.	1.000	Quarterly	12/20/2023	0.955		900	7	(6)	1	0	0
Boeing Co.	1.000	Quarterly	06/20/2026	1.341		200	(1)	(2)	(3)	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.428		3,700	(17)	(50)	(67)	0	(1)
BP Capital Markets PLC	1.000	Quarterly	06/20/2028	0.771	EUR	5,200	117	(36)	81	0	(3)
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.269		300	(1)	(4)	(5)	0	(1)
Citigroup, Inc.	1.000	Quarterly	12/20/2022	0.388	$	3,800	28	(10)	18	0	0
Comcast Corp.	1.000	Quarterly	12/20/2026	0.478		300	8	(1)	7	0	0
Devon Energy Corp.	1.000	Quarterly	12/20/2026	0.997		800	(6)	6	0	0	(1)
Expedia Group, Inc.	1.000	Quarterly	12/20/2026	0.802		200	2	0	2	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	1.575		200	27	(15)	12	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.703		11,400	97	42	139	3	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.791		2,200	25	(4)	21	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.638		2,600	507	(125)	382	2	0
Hess Corp.	1.000	Quarterly	06/20/2026	0.940		1,000	(21)	24	3	0	0
Hess Corp.	1.000	Quarterly	12/20/2026	1.049		900	(9)	7	(2)	0	(1)
JPMorgan Chase & Co.	1.000	Quarterly	12/20/2022	0.325		3,300	25	(8)	17	0	0
Lennar Corp.	5.000	Quarterly	12/20/2025	1.141		200	38	(11)	27	0	0
Lennar Corp.	5.000	Quarterly	12/20/2026	1.380		600	124	(28)	96	0	0
National Rural Utilities Cooperative Finance Corp.	1.000	Quarterly	12/20/2026	0.387		100	3	0	3	0	0
Southwest Airlines Co.	1.000	Quarterly	12/20/2026	1.132		200	(1)	0	(1)	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.716		500	11	(5)	6	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.785		2,200	51	(29)	22	0	(2)

							$1,458	$(368)	$1,090	$7	$(12)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-35 5-Year Index	1.000%	Quarterly	06/20/2026	$	100	$(3)	$(5)	$(8)	$0	$0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026		9,000	(320)	(419)	(739)	0	(9)
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		5,200	480	(139)	341	0	0
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027		3,700	173	37	210	0	(1)
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		100	2	0	2	0	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		40,200	989	(247)	742	8	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		327,000	7,372	(1,671)	5,701	0	(40)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		248,000	3,586	471	4,057	0	(16)

						$12,279	$(1,973)	$10,306	$8	$(66)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.600%	Annual	10/23/2028	$	228,900	$495	$(7,016)	$(6,521)	$172	$0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/15/2051		28,100	(1,194)	2,668	1,474	0	(235)
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	10/23/2053		47,500	(797)	3,114	2,317	0	(396)
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025	CAD	2,300	0	(82)	(82)	2	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		1,700	0	(59)	(59)	1	0
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		600	0	(21)	(21)	0	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		24,300	30	(892)	(862)	15	0
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		1,200	51	(110)	(59)	3	0
Pay	3-Month USD-LIBOR	2.450	Semi-Annual	05/13/2022	$	174,800	526	1,420	1,946	0	(2)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	02/04/2023		250,700	(276)	(3,533)	(3,809)	0	(93)

94	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	Semi-Annual	06/17/2025	$	38,600	$(152)	$1,670	$1,518	$9	$0
Receive	3-Month USD-LIBOR	1.620	Semi-Annual	02/25/2030		44,900	(94)	2,674	2,580	0	(85)
Receive	3-Month USD-LIBOR	0.958	Semi-Annual	03/31/2030		52,500	(147)	5,815	5,668	0	(93)
Receive	3-Month USD-LIBOR	2.510	Semi-Annual	05/13/2030		9,100	(107)	(30)	(137)	0	(21)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		71,800	3,595	4,309	7,904	0	(175)
Receive	3-Month USD-LIBOR	1.487	Semi-Annual	06/23/2031		13,300	(32)	1,017	985	0	(40)
Receive	3-Month USD-LIBOR	1.468	Semi-Annual	07/15/2031		44,900	(199)	3,651	3,452	0	(152)
Receive	3-Month USD-LIBOR	1.452	Semi-Annual	07/16/2031		20,700	(89)	1,708	1,619	0	(70)
Receive	3-Month USD-LIBOR	1.441	Semi-Annual	07/21/2031		55,500	(208)	4,496	4,288	0	(151)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041		155,160	2,887	24,094	26,981	0	(861)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	03/17/2051		53,720	(5,876)	(8,880)	(14,756)	436	0

							$(1,587)	$36,013	$34,426	$638	$(2,374)

Total Swap Agreements							$12,150	$33,672	$45,822	$653	$(2,452)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(6)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$917	$653	$1,570	$0	$(2,945)	$(2,465)	$(5,410)

(k)

Securities with an aggregate market value of $72,466 and cash of $11,392 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin liability of $(13) for closed swap agreements is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	05/2022	GBP	20,459		$27,668	$798	$0
	05/2022		$445	PEN	1,661	6	0
	05/2022	ZAR	1,235		$75	0	(9)
	07/2022	PEN	53,208		13,243	0	(1,078)
	09/2022		12,054		3,120	0	(109)
	11/2022	ZAR	984		62	0	(4)

BPS	04/2022	CAD	4,636		3,663	1	(46)
	04/2022	DKK	3,280		512	24	0
	04/2022	EUR	437		486	3	0
	05/2022	IDR	124,895		9	0	0
	05/2022		$422	MXN	8,790	18	0
	05/2022	ZAR	940		$59	0	(4)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	95

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	07/2022		MXN	7,907		$378	$0	$(13)
	08/2022		ZAR	2,536		159	0	(11)
	11/2022			2,873		179	0	(13)

BRC	11/2022		ILS	1,400		438	0	(4)

CBK	04/2022		DKK	3,495		544	24	0
	04/2022			$682	PEN	2,545	9	0
	04/2022	«		100	RUB	7,633	0	(10)
	05/2022			555	PEN	2,057	3	0
	05/2022	«		131	RUB	10,254	0	(14)
	07/2022		PEN	19,460		$4,920	0	(322)
	10/2022		ILS	500		160	2	0
	11/2022			2,834		899	2	0
	12/2022			13,899		4,431	32	(2)
	12/2022			$168	PEN	704	19	0
	01/2023		ILS	20,896		$6,618	0	(10)

DUB	04/2022		DKK	1,596		235	0	(2)
	04/2022	«	RUB	13,678		118	0	(43)
	04/2022	«		$174	RUB	13,487	0	(16)
	05/2022	«	RUB	7,566		$65	0	(22)
	05/2022	«		$456	RUB	35,315	0	(53)
	07/2022			235	DKK	1,590	2	0
	12/2022		ILS	1,200		$379	0	(1)

GLM	04/2022	«	RUB	9,791		77	0	(38)
	04/2022	«		$533	RUB	40,782	0	(54)
	05/2022	«	RUB	60,921		$495	0	(199)
	05/2022	«		$427	RUB	33,042	0	(51)
	11/2022		ZAR	1,042		$65	0	(5)

HUS	04/2022		DKK	870		136	6	0
	04/2022			$1,875	DKK	12,665	8	0
	04/2022	«		141	RUB	11,038	0	(11)

JPM	04/2022	«	RUB	82,970		$709	0	(265)
	05/2022		IDR	206,826		14	0	0
	05/2022	«	RUB	40,529		339	0	(123)
	12/2022		ILS	500		162	4	0

MBC	04/2022		PEN	2,341		623	0	(13)
	04/2022			$622	PEN	2,341	13	0
	05/2022		IDR	401,637		$28	0	0

MYI	04/2022		BRL	363		69	0	(7)
	04/2022		DKK	2,599		383	0	(3)
	04/2022			$73	BRL	363	3	0
	04/2022			40,247	EUR	36,143	0	(264)
	05/2022		BRL	363		$73	0	(3)
	05/2022		EUR	36,143		40,282	265	0
	05/2022		IDR	470,850		33	0	0
	05/2022	«		$127	RUB	9,825	0	(15)
	07/2022			383	DKK	2,589	3	0

RBC	06/2022		MXN	12,155		$590	0	(13)

SCX	04/2022		EUR	36,143		40,648	665	0
	04/2022			$220	PEN	826	5	0
	04/2022	«		140	RUB	10,700	0	(15)

UAG	04/2022	«	RUB	87		$1	0	0
	04/2022	«		$293	RUB	22,922	0	(24)
	05/2022	«		266		20,794	0	(29)
	11/2022		ZAR	2,304		$147	0	(7)

Total Forward Foreign Currency Contracts							$1,915	$(2,925)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.330%	10/23/2023	50,700	$3,166	$4,235

Total Purchased Options							$3,166	$4,235

96	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250%	04/20/2022	400	$(2)	$0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	07/20/2022	600	(6)	(4)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	2,500	(6)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	2,900	(4)	(2)

BPS	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	500	(5)	(2)

BRC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	2,500	(15)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	6,500	(7)	(3)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	17,600	(33)	(13)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	400	(2)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	400	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	2,400	(3)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	4,300	(7)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	2,600	(3)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	2,700	(5)	(3)

CBK	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	600	(1)	(1)

DUB	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	4,100	(15)	(3)
	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	05/18/2022	4,400	(24)	(9)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	12,600	(14)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	18,900	(21)	(8)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	12,500	(21)	(7)

GST	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	04/20/2022	11,100	(12)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	12,600	(14)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	14,500	(23)	(4)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	2,600	(4)	(2)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	2,900	(4)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	11,900	(15)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	12,400	(14)	(8)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	2,600	(4)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	400	(2)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	500	(5)	(2)

MYC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	2,500	(15)	(1)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	3,300	(14)	(2)
	Put - OTC CDX.HY-37 5-Year Index	Sell	104.000	04/20/2022	4,400	(32)	(9)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	10,300	(13)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	14,400	(30)	(8)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	30,900	(44)	(13)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	100	0	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	1,800	(3)	(1)

						$(445)	$(128)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.395%	10/23/2023	247,500	$(3,176)	$(7,007)

Total Written Options							$(3,621)	$(7,135)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
GST	Colombia Government International Bond	1.000%	Quarterly	12/20/2026	1.767%	$760	$(20)	$(5)	$0	$(25)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919	4,900	(231)	18	0	(213)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.943	10,500	(526)	100	0	(426)

Total Swap Agreements							$(777)	$113	$0	$(664)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	97

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$804	$0	$0	$804	$(1,200)	$(8)	$0	$(1,208)	$(404)	$0	$(404)
BPS	46	0	0	46	(87)	(2)	0	(89)	(43)	0	(43)
BRC	0	0	0	0	(4)	(29)	0	(33)	(33)	0	(33)
CBK	91	0	0	91	(358)	(1)	0	(359)	(268)	254	(14)
DUB	2	0	0	2	(137)	(29)	0	(166)	(164)	283	119
GLM	0	0	0	0	(347)	0	0	(347)	(347)	333	(14)
GST	0	0	0	0	0	(10)	(664)	(674)	(674)	691	17
HUS	14	0	0	14	(11)	0	0	(11)	3	0	3
JPM	4	0	0	4	(388)	(14)	0	(402)	(398)	361	(37)
MBC	13	0	0	13	(13)	0	0	(13)	0	0	0
MYC	0	4,235	0	4,235	0	(7,042)	0	(7,042)	(2,807)	3,060	253
MYI	271	0	0	271	(292)	0	0	(292)	(21)	0	(21)
RBC	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)
SCX	670	0	0	670	(15)	0	0	(15)	655	(510)	145
UAG	0	0	0	0	(60)	0	0	(60)	(60)	310	250

Total Over the Counter	$1,915	$4,235	$0	$6,150	$(2,925)	$(7,135)	$(664)	$(10,724)

(m)

Securities with an aggregate market value of $5,291 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

98	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$917	$917
Swap Agreements	0	15	0	0	638	653

	$0	$15	$0	$0	$1,555	$1,570

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,915	$0	$1,915
Purchased Options	0	0	0	0	4,235	4,235

	$0	$0	$0	$1,915	$4,235	$6,150

	$0	$15	$0	$1,915	$5,790	$7,720

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,945	$2,945
Swap Agreements	0	91	0	0	2,374	2,465

	$0	$91	$0	$0	$5,319	$5,410

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,925	$0	$2,925
Written Options	0	128	0	0	7,007	7,135
Swap Agreements	0	664	0	0	0	664

	$0	$792	$0	$2,925	$7,007	$10,724

	$0	$883	$0	$2,925	$12,326	$16,134

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$58,907	$58,907
Swap Agreements	0	6,073	0	0	(26,907)	(20,834)

	$0	$6,073	$0	$0	$32,000	$38,073

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,700	$0	$4,700
Purchased Options	0	0	0	0	1,127	1,127
Written Options	0	567	0	0	412	979
Swap Agreements	0	974	0	0	(13)	961

	$0	$1,541	$0	$4,700	$1,526	$7,767

	$0	$7,614	$0	$4,700	$33,526	$45,840

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(14,257)	$(14,257)
Swap Agreements	0	(5,579)	0	0	55,867	50,288

	$0	$(5,579)	$0	$0	$41,610	$36,031

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,607)	$0	$(1,607)
Purchased Options	0	0	0	0	1,070	1,070
Written Options	0	143	0	0	(3,778)	(3,635)
Swap Agreements	0	(648)	0	0	0	(648)

	$0	$(505)	$0	$(1,607)	$(2,708)	$(4,820)

	$0	$(6,084)	$0	$(1,607)	$38,902	$31,211

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	99

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)	March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$58,087	$797	$58,884
Corporate Bonds & Notes
Banking & Finance	0	821,681	0	821,681
Industrials	3,195	897,324	0	900,519
Utilities	0	378,006	0	378,006
Municipal Bonds & Notes
California	0	18,915	0	18,915
Colorado	0	1,441	0	1,441
Georgia	0	10,414	0	10,414
Illinois	0	11,780	0	11,780
Indiana	0	1,185	0	1,185
Kansas	0	3,897	0	3,897
Michigan	0	8,551	0	8,551
Nevada	0	1,557	0	1,557
New Jersey	0	1,389	0	1,389
New Mexico	0	1,128	0	1,128
New York	0	2,191	0	2,191
Ohio	0	6,833	0	6,833
Oregon	0	1,346	0	1,346
Pennsylvania	0	4,053	0	4,053
South Carolina	0	1,849	0	1,849
Texas	0	14,730	0	14,730
Wisconsin	0	1,058	0	1,058
U.S. Government Agencies	0	165,765	0	165,765
U.S. Treasury Obligations	0	2,289,528	0	2,289,528
Non-Agency Mortgage-Backed Securities	0	160,130	0	160,130
Asset-Backed Securities	0	227,008	2,856	229,864
Sovereign Issues	0	112,555	0	112,555
Preferred Securities
Financials	0	16,373	0	16,373
Industrials	0	2,695	0	2,695
Utilities	0	4,505	29,387	33,892

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short-Term Instruments
Israel Treasury Bills	$0	$11,997	$0	$11,997

	$3,195	$5,237,971	$33,040	$5,274,206

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$61,659	$0	$0	$61,659

Total Investments	$64,854	$5,237,971	$33,040	$5,335,865

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(21,167)	$0	$(21,167)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	197	1,373	0	1,570
Over the counter	0	6,150	0	6,150

	$197	$7,523	$0	$7,720

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(17)	(5,380)	0	(5,397)
Over the counter	0	(9,742)	(982)	(10,724)

	$(17)	$(15,122)	$(982)	$(16,121)

Total Financial Derivative Instruments	$180	$(7,599)	$(982)	$(8,401)

Totals	$65,034	$5,209,205	$32,058	$5,306,297

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

100	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Long-Term U.S. Government Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 117.8%

CORPORATE BONDS & NOTES 1.2%

INDUSTRIALS 1.2%

Entergy Louisiana LLC
2.350% due 06/15/2032	$1,600	$1,453

United Airlines Pass-Through Trust
2.875% due 04/07/2030	1,419	1,349
3.100% due 04/07/2030	1,419	1,303

Vessel Management Services, Inc.
3.432% due 08/15/2036	3,983	4,089

Total Corporate Bonds & Notes (Cost $8,414)		8,194

U.S. GOVERNMENT AGENCIES 13.3%

Fannie Mae
0.000% due 05/15/2030 (b)	13,282	10,714
0.247% due 07/25/2037 •	60	58
0.907% due 10/25/2030 •	1	1
1.303% due 06/01/2043 •	80	81
1.304% due 03/01/2044 •	75	77
1.357% due 04/25/2032 •	8	8
1.805% due 07/01/2035 •	7	7
1.994% due 11/01/2034 •	20	20
2.000% due 10/01/2024 •	5	5
2.289% due 04/01/2028 •	7	7
2.340% due 02/01/2028 •	1	1
2.440% due 05/01/2025 •	1	1
2.631% due 12/01/2027 •	15	15
3.500% due 06/25/2044	3,128	3,262
4.000% due 09/25/2044 - 10/25/2044	8,722	8,922
4.250% due 04/25/2037	466	468
4.500% due 10/25/2023 - 06/25/2025	438	447
5.625% due 04/17/2028	200	235
6.000% due 05/17/2027	76	80
6.500% due 11/25/2023 - 07/25/2031	346	375
6.750% due 06/25/2032	552	617
6.900% due 05/25/2023	3	3
7.000% due 12/25/2022 - 05/18/2027	339	352
9.000% due 06/01/2027	8	8

Federal Farm Credit Banks Funding Corp.
5.125% due 07/09/2029	675	791
5.750% due 12/07/2028	500	599

Federal Housing Administration
7.430% due 10/01/2022 - 01/01/2024	4	4

Freddie Mac
0.797% due 01/15/2033 •	20	20
0.897% due 04/15/2029 - 12/15/2032 •	18	18
0.947% due 06/15/2031 •	8	8
1.341% due 10/25/2044 •	1,044	1,065
1.540% due 10/25/2023 •	3	3
1.541% due 07/25/2044 •	260	268
2.256% due 10/01/2026 •	7	7
2.262% due 01/01/2028 •	11	11
2.271% due 01/01/2028 •	7	7
2.325% due 09/01/2027 •	6	6
3.500% due 05/15/2042 - 01/15/2048	15,028	15,447
4.000% due 07/15/2042	5,022	5,227
4.000% due 12/15/2042 •	1,708	1,596
4.319% due 10/25/2052 ~	6,616	6,900
4.500% due 02/15/2035 - 07/15/2035	780	796
5.500% due 06/15/2035	7,173	8,379
6.000% due 05/15/2028 - 09/15/2029	17	18
6.250% due 09/15/2023	68	70
6.500% due 08/01/2022 - 10/25/2043	87	93
7.000% due 07/15/2022 - 01/15/2024	9	9

Ginnie Mae
1.625% (H15T1Y + 1.500%) due 07/20/2022 - 09/20/2026 ~	18	18
1.750% (H15T1Y + 1.500%) due 12/20/2022 - 10/20/2026 ~	2	2
1.750% due 10/20/2027 - 11/20/2027 •	19	19
1.875% (H15T1Y + 1.500%) due 04/20/2022 - 06/20/2026 ~	11	11
1.875% due 04/20/2027 - 05/20/2032 •	60	62

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% (H15T1Y + 1.500%) due 03/20/2023 - 08/20/2026 ~	$6	$6
2.000% due 10/20/2026 - 01/20/2028	13	15
2.000% due 10/20/2026 - 01/20/2028 •	15	15
2.500% (H15T1Y + 1.500%) due 03/20/2025 ~	1	1
4.000% due 08/20/2044 - 09/20/2044	8,361	8,545
6.000% due 08/20/2033	836	887
6.500% due 08/20/2034 - 09/20/2034	5	6

Resolution Funding Corp. STRIPS
0.000% due 10/15/2028 (a)	6,371	5,274

Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (b)	7,400	5,889

U.S. Small Business Administration
5.240% due 08/01/2023	69	70

Uniform Mortgage-Backed Security
2.500% due 11/01/2046	137	132
6.500% due 06/01/2026 - 08/01/2037	35	38
7.000% due 02/01/2038 - 03/01/2038	11	12

Uniform Mortgage-Backed Security, TBA
4.000% due 05/01/2052	100	102

Total U.S. Government Agencies (Cost $82,330)		88,210

U.S. TREASURY OBLIGATIONS 97.4%

U.S. Treasury Bonds
1.125% due 05/15/2040	65,600	51,746
1.125% due 08/15/2040	154,100	120,926
1.250% due 05/15/2050	95,170	71,102
1.375% due 11/15/2040 (f)	9,060	7,414
1.750% due 08/15/2041	114,600	99,398
1.875% due 02/15/2051	57,750	50,533
1.875% due 11/15/2051 (d)	86,520	75,921
2.000% due 11/15/2041 (d)	140,400	127,084
2.000% due 02/15/2050 (h)	310	280
2.000% due 08/15/2051	33,400	30,143
2.375% due 05/15/2051	2,400	2,355
2.500% due 05/15/2046 (f)	2,028	1,989
3.000% due 11/15/2045 (f)	680	726

U.S. Treasury STRIPS (b)
0.000% due 05/15/2044	2,800	1,564
0.000% due 08/15/2044	4,800	2,661
0.000% due 11/15/2044	4,700	2,583
0.000% due 05/15/2045	1,500	816
0.000% due 08/15/2046	1,500	799

Total U.S. Treasury Obligations (Cost $749,489)		648,040

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.6%

Ashford Hospitality Trust
1.297% due 04/15/2035 •	303	298
1.397% due 06/15/2035 •	400	397

Atrium Hotel Portfolio Trust
1.327% due 12/15/2036 •	700	690
1.347% due 06/15/2035 •	200	197

BAMLL Commercial Mortgage Securities Trust
1.247% due 09/15/2034 •	300	297
1.447% due 04/15/2036 •	2,200	2,190

BANK
4.046% due 03/15/2061 ~	800	829

Bear Stearns Adjustable Rate Mortgage Trust
2.090% due 01/25/2034 ~	21	21
2.625% due 04/25/2033 ~	8	9
2.744% due 02/25/2034 ~	44	44
2.838% due 02/25/2033 ~	3	3

Bear Stearns ALT-A Trust
2.874% due 09/25/2035 ^~	212	157

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Beast Mortgage Trust
1.447% due 03/15/2036 •	$200	$197

BWAY Mortgage Trust
3.454% due 03/10/2033	3,400	3,377

Commercial Mortgage Trust
3.140% due 10/10/2036	2,800	2,701
3.815% due 04/10/2033 ~	2,600	2,509

Countrywide Alternative Loan Trust
0.817% due 05/25/2047 ~	273	250
0.877% due 05/25/2035 •	257	247

Countrywide Home Loan Mortgage Pass-Through Trust
1.037% due 04/25/2035 •	34	32
1.097% due 03/25/2035 •	313	274

Credit Suisse First Boston Mortgage Securities Corp.
5.750% due 04/22/2033	21	21

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.103% due 07/25/2033 ~	33	34

Credit Suisse Mortgage Capital Certificates
0.357% due 11/27/2036 •	245	245

DBGS Mortgage Trust
1.192% due 06/15/2033 •	300	297

DBWF Mortgage Trust
1.479% due 12/19/2030 ~	200	198

Extended Stay America Trust
1.477% due 07/15/2038 •	1,690	1,672

HarborView Mortgage Loan Trust
0.642% due 03/19/2036 ^•	203	201
0.889% due 05/19/2035 •	161	154
2.589% due 07/19/2035 ^~	4	4

Hilton USA Trust
3.719% due 11/05/2038	2,130	2,130

Impac CMB Trust
0.957% due 10/25/2035 •	973	958

InTown Hotel Portfolio Trust
1.497% due 01/15/2033 •	200	199

JP Morgan Mortgage Trust
2.391% due 07/25/2035 ~	54	54

LUXE Commercial Mortgage Trust
1.377% due 11/15/2038 •	400	393
1.447% due 10/15/2038 •	200	197

Morgan Stanley Capital Trust
1.297% due 07/15/2035 •	200	198
1.566% due 12/15/2023 ~	1,800	1,788

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	184	180
2.750% due 11/25/2059 ~	1,168	1,148

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.422% due 10/25/2035 ~	817	701

Ready Capital Mortgage Financing LLC
1.756% due 01/25/2037 •	1,100	1,102

Residential Accredit Loans, Inc. Trust
0.757% due 08/25/2035 •	175	144
6.000% due 06/25/2036 ^	399	370

Sequoia Mortgage Trust
1.149% due 10/19/2026 •	4	4
1.149% due 07/20/2033 •	150	148
1.209% due 10/20/2027 •	1	2

Structured Adjustable Rate Mortgage Loan Trust
0.897% due 05/25/2037 •	491	474

Structured Asset Mortgage Investments Trust
0.897% due 05/25/2036 •	74	68
1.109% due 09/19/2032 •	3	3
1.289% due 10/19/2033 •	46	44

Tharaldson Hotel Portfolio Trust
1.340% due 11/11/2034 •	162	160

WaMu Mortgage Pass-Through Certificates Trust
0.914% due 12/25/2046 ~	243	232
0.977% due 11/25/2045 •	14	13
1.077% due 01/25/2045 •	155	153
1.141% due 02/25/2046 •	372	371
1.541% due 06/25/2042 •	5	5
1.541% due 08/25/2042 •	6	6
1.723% due 08/25/2046 •	199	192

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	101

Schedule of Investments	PIMCO Long-Term U.S. Government Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Worldwide Plaza Trust
3.526% due 11/10/2036	$1,600	$1,573

Total Non-Agency Mortgage-Backed Securities (Cost $31,638)		30,555

ASSET-BACKED SECURITIES 0.9%

Bear Stearns Asset-Backed Securities Trust
1.117% due 10/25/2032 •	17	17
1.457% due 11/25/2042 •	177	174

Credit-Based Asset Servicing & Securitization Trust
0.517% due 11/25/2036 •	11	6

ECMC Group Student Loan Trust
1.207% due 02/27/2068 •	656	645

Hertz Vehicle Financing LLC
1.990% due 06/25/2026	800	769
2.330% due 06/26/2028	1,200	1,125

Massachusetts Educational Financing Authority
1.208% due 04/25/2038 •	99	99

MASTR Asset-Backed Securities Trust
1.282% due 10/25/2034 •	907	896

Merrill Lynch Mortgage Investors Trust
1.387% due 07/25/2035 •	618	610

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Century Home Equity Loan Trust
1.192% due 06/25/2035 •	$264	$264

RAAC Trust
1.147% due 11/25/2036 •	449	447

SLM Student Loan Trust
0.858% due 10/25/2029 •	608	606

Soundview Home Loan Trust
0.517% due 11/25/2036 •	142	54

Washington Mutual Asset-Backed Certificates Trust
0.517% due 10/25/2036 ~	82	41

Total Asset-Backed Securities (Cost $6,023)		5,753

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (c) 0.4%
		2,949

Total Short-Term Instruments (Cost $2,949)		2,949

Total Investments in Securities (Cost $880,843)		783,701

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	16,546	$161

Total Short-Term Instruments (Cost $163)		161

Total Investments in Affiliates (Cost $163)		161

Total Investments 117.8% (Cost $881,006)		$783,862

Financial Derivative Instruments (e)(g) (0.1)% (Cost or Premiums, net $147)		(856)

Other Assets and Liabilities, net (17.7)%		(117,816)

Net Assets 100.0%		$665,190

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$2,949	U.S. Treasury Bills 0.000% due 08/04/2022	$(3,008)	$2,949	$2,949

Total Repurchase Agreements						$(3,008)	$2,949	$2,949

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	0.330%	03/15/2022	04/14/2022	$(5,612)	$(5,613)
JPS	0.200	03/30/2022	04/01/2022	(28,751)	(28,752)
	0.260	03/22/2022	04/05/2022	(43,500)	(43,503)
NOM	0.340	03/23/2022	04/06/2022	(50,260)	(50,264)

Total Reverse Repurchase Agreements					$(128,132)

102	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (4.4)%
Uniform Mortgage-Backed Security, TBA	1.500%	04/01/2037	$1,000	$(969)	$(948)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2052	30,200	(28,720)	(28,038)

Total Short Sales (4.4)%				$(29,689)	$(28,986)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(5,613)	$0	$(5,613)	$5,521	$(92)
FICC-	2,949	0	0	2,949	(3,008)	(59)
JPS	0	(72,255)	0	(72,255)	72,242	(13)
NOM	0	(50,264)	0	(50,264)	50,043	(221)

Total Borrowings and Other Financing Transactions	$2,949	$(128,132)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(28,752)	$(99,380)	$0	$0	$(128,132)

Total Borrowings	$(28,752)	$(99,380)	$0	$0	$(128,132)

Payable for reverse repurchase agreements					$(128,132)

(d)	Securities with an aggregate market value of $129,043 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(170,407) at a weighted average interest rate of 0.052%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2022	405	$46,448	$(1,176)	$57	$0
U.S. Treasury 10-Year Note June Futures	06/2022	118	14,499	(406)	29	0

				$(1,582)	$86	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2022	838	$(177,591)	$2,461	$0	$(137)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	218	(29,532)	965	0	(89)
U.S. Treasury 30-Year Bond June Futures	06/2022	210	(31,513)	958	0	(131)

				$4,384	$0	$(357)

Total Futures Contracts				$2,802	$86	$(357)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	103

Schedule of Investments	PIMCO Long-Term U.S. Government Fund	(Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay(1)	1-Day USD-SOFR Compounded-OIS	1.600%	Annual	10/23/2028	$42,800	$93	$(1,312)	$(1,219)	$32	$0
Receive(1)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	10/23/2053	8,900	(149)	583	434	0	(74)
Receive	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026	17,040	58	1,355	1,413	0	(3)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031	21,690	222	2,689	2,911	0	(56)
Receive	3-Month USD-LIBOR	1.441	Semi-Annual	07/21/2031	6,800	(25)	550	525	0	(19)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041	7,830	154	1,208	1,362	0	(43)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050	2,800	(233)	(387)	(620)	20	0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051	1,630	38	357	395	0	(14)

						$158	$5,043	$5,201	$52	$(209)

Total Swap Agreements						$158	$5,043	$5,201	$52	$(209)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$86	$52	$138	$0	$(357)	$(209)	$(566)

(f)

Securities with an aggregate market value of $4,187 and cash of $942 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.330%	10/23/2023	7,900	$480	$660

Total Purchased Options							$480	$660

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.395%	10/23/2023	38,300	$(475)	$(1,084)

104	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	$98.391	05/05/2022	100	$(1)	$0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.469	05/05/2022	1,000	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.617	05/05/2022	700	(3)	0

SAL	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.508	05/05/2022	900	(4)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.523	05/05/2022	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	99.008	05/05/2022	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2052	101.000	05/05/2022	1,000	(2)	(2)

					$(16)	$(4)

Total Written Options					$(491)	$(1,088)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BRC	$0	$660	$0	$660	$0	$(1,084)	$0	$(1,084)	$(424)	$280	$(144)
JPM	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
SAL	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)

Total Over the Counter	$0	$660	$0	$660	$0	$(1,088)	$0	$(1,088)

(h)

Securities with an aggregate market value of $280 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$86	$86
Swap Agreements	0	0	0	0	52	52

	$0	$0	$0	$0	$138	$138

Over the counter
Purchased Options	$0	$0	$0	$0	$660	$660

	$0	$0	$0	$0	$798	$798

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$357	$357
Swap Agreements	0	0	0	0	209	209

	$0	$0	$0	$0	$566	$566

Over the counter
Written Options	$0	$0	$0	$0	$1,088	$1,088

	$0	$0	$0	$0	$1,654	$1,654

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	105

Schedule of Investments	PIMCO Long-Term U.S. Government Fund	(Cont.)	March 31, 2022

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13,176	$13,176
Swap Agreements	0	0	0	0	863	863

	$0	$0	$0	$0	$14,039	$14,039

Over the counter
Purchased Options	$0	$0	$0	$0	$284	$284
Written Options	0	0	0	0	181	181

	$0	$0	$0	$0	$465	$465

	$0	$0	$0	$0	$14,504	$14,504

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(13,496)	$(13,496)
Swap Agreements	0	0	0	0	1,342	1,342

	$0	$0	$0	$0	$(12,154)	$(12,154)

Over the counter
Purchased Options	$0	$0	$0	$0	$180	$180
Written Options	0	0	0	0	(592)	(592)

	$0	$0	$0	$0	$(412)	$(412)

	$0	$0	$0	$0	$(12,566)	$(12,566)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes Industrials	$0	$8,194	$0	$8,194
U.S. Government Agencies	0	88,210	0	88,210
U.S. Treasury Obligations	0	648,040	0	648,040
Non-Agency Mortgage-Backed Securities	0	30,555	0	30,555
Asset-Backed Securities	0	5,753	0	5,753
Short-Term Instruments
Repurchase Agreements	0	2,949	0	2,949

	$0	$783,701	$0	$783,701

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$161	$0	$0	$161

Total Investments	$161	$783,701	$0	$783,862

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(28,986)	$0	$(28,986)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	138	0	138
Over the counter	0	660	0	660

	$0	$798	$0	$798

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(566)	0	(566)
Over the counter	0	(1,088)	0	(1,088)

	$0	$(1,654)	$0	$(1,654)

Total Financial Derivative Instruments	$0	$(856)	$0	$(856)

Totals	$161	$753,859	$0	$754,020

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

106	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Moderate Duration Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.1%

CORPORATE BONDS & NOTES 43.8%

BANKING & FINANCE 23.3%

American Express Co.
2.550% due 03/04/2027		$3,700	$3,602

American International Group, Inc.
3.750% due 07/10/2025		1,400	1,424

American Tower Corp.
3.375% due 05/15/2024		4,400	4,416

AvalonBay Communities, Inc.
2.950% due 05/11/2026		100	99
3.200% due 01/15/2028		2,200	2,177

Aviation Capital Group LLC
4.125% due 08/01/2025		3,300	3,278

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		956	846

Bank of America Corp.
0.513% (EUR003M + 1.000%) due 09/22/2026 ~	EUR	3,300	3,671
0.981% due 09/25/2025 •		$3,400	3,225
1.197% due 10/24/2026 •		600	555
1.373% (US0003M + 0.790%) due 03/05/2024 ~		4,700	4,710
1.486% due 05/19/2024 •		4,300	4,240
1.658% due 03/11/2027 •		3,600	3,359
2.551% due 02/04/2028 •		3,800	3,635
3.384% due 04/02/2026 •		3,500	3,497

Bank of Nova Scotia
2.440% due 03/11/2024		4,000	3,984

Barclays Bank PLC
7.625% due 11/21/2022 (f)		805	825

Barclays PLC
1.500% due 09/03/2023	EUR	3,100	3,490
3.125% due 01/17/2024	GBP	700	925

BGC Partners, Inc.
5.375% due 07/24/2023		$2,000	2,047

BNP Paribas SA
3.500% due 03/01/2023		3,500	3,537

Boston Properties LP
3.250% due 01/30/2031		2,600	2,519

Canadian Imperial Bank of Commerce
3.450% due 04/07/2027 (b)		3,500	3,495

Cape Lookout Re Ltd.
5.000% (T-BILL 3MO + 5.000%) due 03/28/2029 ~		1,200	1,204

Capital One Financial Corp.
2.636% due 03/03/2026 •		3,700	3,624

Charles Schwab Corp.
2.450% due 03/03/2027		3,500	3,404

Citigroup, Inc.
0.776% due 10/30/2024 •		4,400	4,253
0.831% (SOFRRATE + 0.694%) due 01/25/2026 ~(g)		3,800	3,741
2.014% due 01/25/2026 •(g)		3,800	3,661
3.070% due 02/24/2028 •		3,600	3,510

Commonwealth Bank of Australia
2.296% due 03/14/2025		3,600	3,528
2.552% due 03/14/2027		3,600	3,496

Credit Agricole SA
1.907% due 06/16/2026 •		3,200	3,024

Credit Suisse Group AG
3.869% due 01/12/2029 •		3,500	3,420

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		3,900	3,941

Crown Castle International Corp.
2.900% due 03/15/2027		3,700	3,583

Danske Bank AS
3.773% due 03/28/2025 •(b)		3,500	3,509

Deutsche Bank AG
0.672% due 11/08/2023 •		3,800	3,777
1.375% due 09/03/2026 •	EUR	3,000	3,258
2.625% due 12/16/2024	GBP	2,700	3,494
3.950% due 02/27/2023		$800	808
3.961% due 11/26/2025 •		8,300	8,301

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Digital Realty Trust LP
4.450% due 07/15/2028		$3,200	$3,336

Equinix, Inc.
1.550% due 03/15/2028		3,700	3,274
2.625% due 11/18/2024		3,800	3,749

First American Financial Corp.
4.000% due 05/15/2030		3,300	3,314

Ford Motor Credit Co. LLC
1.741% (US0003M + 1.235%) due 02/15/2023 ~		3,600	3,573
3.250% due 09/15/2025	EUR	3,600	4,046
4.140% due 02/15/2023		$3,600	3,629

Franklin Resources, Inc.
1.600% due 10/30/2030		4,500	3,892

GA Global Funding Trust
1.250% due 12/08/2023		4,500	4,347
1.950% due 09/15/2028		3,800	3,385

General Motors Financial Co., Inc.
4.250% due 05/15/2023		3,500	3,545

GLP Capital LP
5.250% due 06/01/2025		2,600	2,680

Goldman Sachs Group, Inc.
0.856% (SOFRRATE + 0.620%) due 12/06/2023 ~		3,900	3,885
1.214% (US0003M + 0.750%) due 02/23/2023 ~		2,000	2,004
1.217% due 12/06/2023		3,900	3,808
1.676% (US0003M + 1.170%) due 05/15/2026 ~		1,700	1,710
1.757% due 01/24/2025 •		3,800	3,707
3.500% due 01/23/2025		1,600	1,614

ING Groep NV
1.962% (US0003M + 1.000%) due 10/02/2023 ~		3,300	3,321

Intercontinental Exchange, Inc.
2.100% due 06/15/2030		3,100	2,836

Invitation Homes Operating Partnership LP
2.300% due 11/15/2028		4,000	3,627

JPMorgan Chase & Co.
0.697% due 03/16/2024 •		4,300	4,220
1.149% (US0003M + 0.890%) due 07/23/2024 ~		800	805
2.595% due 02/24/2026 •		3,600	3,533

Lloyds Banking Group PLC
1.535% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	4,400	3,312
4.000% due 03/07/2025		50	38

Manulife Financial Corp.
3.703% due 03/16/2032		$3,600	3,637

Mitsubishi UFJ Financial Group, Inc.
1.640% due 10/13/2027 •		4,000	3,683

Mizuho Financial Group, Inc.
1.226% (US0003M + 0.990%) due 07/10/2024 ~		2,800	2,813
3.261% due 05/22/2030 •		3,700	3,591

Morgan Stanley
3.875% due 01/27/2026		425	433

Nationwide Building Society
3.766% due 03/08/2024 •		3,400	3,420

NatWest Group PLC
2.500% due 03/22/2023	EUR	3,600	4,082

Nissan Motor Acceptance Co. LLC
1.250% (US0003M + 0.640%) due 03/08/2024 ~		$4,300	4,279
1.850% due 09/16/2026		3,800	3,408

Nomura Holdings, Inc.
1.851% due 07/16/2025		4,100	3,875

NongHyup Bank
0.875% due 07/28/2024		4,000	3,816

NTT Finance Corp.
0.583% due 03/01/2024		4,300	4,125

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		336	344

Physicians Realty LP
4.300% due 03/15/2027		500	513

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Raymond James Financial, Inc.
4.650% due 04/01/2030		$1,900	$2,013

Regency Centers LP
3.700% due 06/15/2030		3,700	3,706

RGA Global Funding
2.000% due 11/30/2026		3,900	3,703

Sanders Re Ltd.
12.040% (SOFRRATE + 11.750%) due 04/09/2029 «~		2,600	2,600

Santander Holdings USA, Inc.
3.244% due 10/05/2026		4,200	4,100

SL Green Operating Partnership LP
3.250% due 10/15/2022		2,148	2,153

Societe Generale SA
1.792% due 06/09/2027 •		3,700	3,339

Standard Chartered PLC
1.319% due 10/14/2023 •		3,600	3,567
1.822% due 11/23/2025 •		4,000	3,804

Starwood Property Trust, Inc.
4.375% due 01/15/2027		3,800	3,691

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		3,500	3,297
2.472% due 01/14/2029		4,000	3,724

Sun Communities Operating LP
2.300% due 11/01/2028		3,900	3,542

Tesco Property Finance PLC
5.661% due 10/13/2041	GBP	1,360	2,108

Toronto-Dominion Bank
2.800% due 03/10/2027		$3,600	3,539

UBS AG
5.125% due 05/15/2024 (f)		5,800	5,944
7.625% due 08/17/2022 (f)		250	254

UniCredit SpA
7.830% due 12/04/2023		7,800	8,293

Wells Fargo & Co.
3.000% due 02/19/2025		1,500	1,498
3.526% due 03/24/2028 •		3,500	3,496
3.550% due 09/29/2025		3,600	3,650

			326,322

INDUSTRIALS 15.0%

AbbVie, Inc.
2.600% due 11/21/2024		3,600	3,578

Anheuser-Busch Cos. LLC
3.650% due 02/01/2026		4,100	4,195

Anheuser-Busch InBev Worldwide, Inc.
3.500% due 06/01/2030		3,900	3,960

Bayer U.S. Finance LLC
3.875% due 12/15/2023		5,400	5,459
4.250% due 12/15/2025		4,100	4,174

Berry Global, Inc.
1.570% due 01/15/2026		3,600	3,358

BMW Finance NV
2.250% due 08/12/2022		3,800	3,809

Boeing Co.
1.433% due 02/04/2024		3,500	3,387
1.950% due 02/01/2024		3,500	3,424
2.196% due 02/04/2026		3,600	3,408

Broadcom, Inc.
3.137% due 11/15/2035		4,331	3,825
3.187% due 11/15/2036		175	152
3.419% due 04/15/2033		3,759	3,515
4.110% due 09/15/2028		3,128	3,172
4.150% due 11/15/2030		3,225	3,274

CenterPoint Energy Resources Corp.
1.004% (US0003M + 0.500%) due 03/02/2023 ~		2,070	2,064

CGI, Inc.
1.450% due 09/14/2026		3,800	3,497

Charter Communications Operating LLC
4.464% due 07/23/2022		3,900	3,915

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		962	960

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	107

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Daimler Finance North America LLC
0.750% due 03/01/2024	$3,600	$3,457
3.700% due 05/04/2023	2,650	2,684

Daimler Trucks Finance North America LLC
0.765% (SOFRRATE + 0.500%) due 06/14/2023 ~	4,700	4,687
0.865% (SOFRRATE + 0.600%) due 12/14/2023 ~	4,000	3,993
1.015% (SOFRRATE + 0.750%) due 12/13/2024 ~	4,000	3,969

Dell International LLC
5.450% due 06/15/2023	1,627	1,677

Discovery Communications LLC
3.625% due 05/15/2030	4,100	3,988

DR Horton, Inc.
4.750% due 02/15/2023	600	610

Enbridge, Inc.
0.596% (SOFRRATE + 0.400%) due 02/17/2023 ~	3,600	3,597

Expedia Group, Inc.
6.250% due 05/01/2025	1,362	1,457

Fidelity National Information Services, Inc.
1.150% due 03/01/2026	3,600	3,309

General Mills, Inc.
6.410% due 10/15/2022	3,800	3,886

Global Payments, Inc.
2.900% due 05/15/2030	3,500	3,235

Hyatt Hotels Corp.
1.300% due 10/01/2023	3,100	3,023
1.320% (SOFRINDX + 1.050%) due 10/01/2023 ~	3,100	3,111

Hyundai Capital America
0.800% due 01/08/2024	4,000	3,821
1.150% due 11/10/2022	3,600	3,576

Imperial Brands Finance PLC
3.125% due 07/26/2024	3,600	3,569

KLA Corp.
4.650% due 11/01/2024	3,200	3,317

Magallanes, Inc.
3.528% due 03/15/2024	3,600	3,599

Marriott International, Inc.
2.125% due 10/03/2022	3,800	3,802

NetApp, Inc.
1.875% due 06/22/2025	2,500	2,394

NXP BV
4.625% due 06/01/2023	4,100	4,166

PayPal Holdings, Inc.
2.650% due 10/01/2026	3,800	3,743

Penske Truck Leasing Co. LP
4.125% due 08/01/2023	2,000	2,025

Quanta Services, Inc.
0.950% due 10/01/2024	3,800	3,606

Reliance Steel & Aluminum Co.
1.300% due 08/15/2025	2,600	2,433

Renesas Electronics Corp.
1.543% due 11/26/2024	4,000	3,812
2.170% due 11/25/2026	3,900	3,636

Roche Holdings, Inc.
1.930% due 12/13/2028	4,000	3,722

Rogers Communications, Inc.
3.200% due 03/15/2027	3,700	3,648

Ryder System, Inc.
2.875% due 06/01/2022	3,700	3,704

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	700	720
4.500% due 05/15/2030	3,700	3,875

Southern Co.
0.549% (SOFRRATE + 0.370%) due 05/10/2023 ~	3,900	3,890
1.750% due 03/15/2028	3,700	3,335

Suntory Holdings Ltd.
2.250% due 10/16/2024	4,300	4,176

T-Mobile USA, Inc.
1.500% due 02/15/2026	2,600	2,429

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Teva Pharmaceutical Finance Netherlands BV
6.000% due 04/15/2024	$3,400	$3,489

Toyota Motor Corp.
0.681% due 03/25/2024	3,200	3,091

United Airlines, Inc.
4.375% due 04/15/2026	3,400	3,349

Utah Acquisition Sub, Inc.
3.950% due 06/15/2026	4,300	4,273

VMware, Inc.
4.500% due 05/15/2025	1,700	1,753

Volkswagen Group of America Finance LLC
3.125% due 05/12/2023	2,200	2,216

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025	2,100	2,052

Wipro IT Services LLC
1.500% due 06/23/2026	4,450	4,117

		211,147

UTILITIES 5.5%

AEP Texas, Inc.
3.950% due 06/01/2028	1,800	1,840

Ameren Corp.
2.500% due 09/15/2024	2,100	2,074

AT&T, Inc.
4.350% due 03/01/2029	3,700	3,920

Atmos Energy Corp.
0.625% due 03/09/2023	2,600	2,563

Clearway Energy Operating LLC
3.750% due 02/15/2031	3,600	3,374

Dominion Energy, Inc.
2.250% due 08/15/2031	4,000	3,609

Duke Energy Florida LLC
2.400% due 12/15/2031	4,000	3,696

Enel Finance International NV
1.375% due 07/12/2026	4,000	3,677

Entergy Corp.
1.900% due 06/15/2028	3,600	3,262

Exelon Corp.
2.750% due 03/15/2027	4,000	3,904

Jersey Central Power & Light Co.
4.700% due 04/01/2024	2,900	2,966

NextEra Energy Capital Holdings, Inc.
0.750% (US0003M + 0.270%) due 02/22/2023 ~	4,300	4,286

Niagara Mohawk Power Corp.
2.721% due 11/28/2022	1,400	1,409

Pacific Gas & Electric Co.
1.367% due 03/10/2023	4,300	4,226
1.750% due 06/16/2022	2,900	2,897
3.150% due 01/01/2026	1,400	1,350
3.250% due 02/16/2024	3,000	2,988
3.400% due 08/15/2024	1,300	1,289
3.500% due 06/15/2025	3,000	2,931

Rio Oil Finance Trust
9.250% due 07/06/2024	356	374

Shell International Finance BV
2.750% due 04/06/2030	3,700	3,593

Southern California Edison Co.
0.702% (SOFRRATE + 0.470%) due 12/02/2022 ~	4,000	4,001

Southern California Gas Co.
2.950% due 04/15/2027	3,600	3,555

Tampa Electric Co.
2.600% due 09/15/2022	1,800	1,805

Verizon Communications, Inc.
2.355% due 03/15/2032	8,546	7,733

		77,322

Total Corporate Bonds & Notes (Cost $631,000)		614,791

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

University of California Revenue Notes, Series 2020
0.883% due 05/15/2025	$1,000	$940

Total Municipal Bonds & Notes (Cost $1,000)		940

U.S. GOVERNMENT AGENCIES 3.9%

Fannie Mae
0.247% due 07/25/2037 •	103	101
1.304% due 10/01/2044 •	12	12
1.515% due 05/01/2037 •	5	5
1.758% due 03/01/2034 •	3	3
1.846% due 10/01/2037 •	2	2
1.950% due 02/01/2037 •	2	2
1.966% due 02/01/2035 •	7	7
2.033% due 05/01/2038 •	711	742
2.045% due 06/01/2036 •	6	6
2.090% due 06/01/2035 •	277	290
2.251% due 01/25/2031 ~(a)	20,899	2,608
2.310% due 08/01/2022	189	189
4.969% due 12/25/2042 ~	72	74
5.000% due 01/01/2027 •	1	1
6.500% due 03/01/2029 - 06/25/2044	12,023	13,110
7.000% due 09/01/2031	2	2
7.500% due 07/25/2041	3	3
8.000% due 12/15/2024	1	1

Freddie Mac
0.800% due 10/28/2026	14,800	13,629
0.897% due 10/15/2040 •	992	1,000
0.997% due 12/15/2037 •	48	49
2.204% due 05/01/2037 •	6	6
3.177% due 05/01/2035 •	15	16
4.000% due 10/01/2047	134	139
4.500% due 11/01/2029 - 07/01/2033	1,034	1,074
5.000% due 10/01/2033	25	27
5.500% due 12/01/2033 - 07/01/2038	162	177
6.000% due 10/01/2022 - 11/01/2037	69	78
6.500% due 10/01/2036 - 07/25/2043	15	17
7.000% due 01/01/2033	4	4
8.500% due 04/15/2025	15	16

Ginnie Mae
0.556% due 04/20/2065 •	1,553	1,548
0.706% due 08/20/2065 •	2,246	2,246
1.031% due 06/20/2067 •	1,702	1,706
1.625% due 07/20/2034 •	11	12
1.750% (H15T1Y + 1.500%) due 11/20/2025 ~•	1	1
1.875% due 06/20/2032 •	1	1
2.000% due 03/20/2028 •	27	27
2.250% due 11/20/2034 •	1	1
3.500% due 10/15/2047	559	564
4.000% due 06/20/2048	2,269	2,354
4.500% due 08/20/2048	1,232	1,280
5.000% due 11/20/2049	402	423
5.750% due 08/20/2037	18	19
6.500% due 01/20/2034 - 08/20/2034	7	8
7.000% due 07/15/2031 - 12/15/2032	7	7

U.S. Small Business Administration
4.340% due 03/01/2024	1	1
4.750% due 07/01/2025	542	546

Uniform Mortgage-Backed Security
3.500% due 05/01/2049 - 08/01/2049	1,019	1,028
4.000% due 03/01/2029 - 05/01/2048	2,129	2,189
4.500% due 05/01/2023 - 02/01/2038	183	189
5.000% due 07/01/2029 - 04/01/2039	560	602

108	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 09/01/2024 - 07/01/2041	$3,652	$3,989
6.000% due 11/01/2022 - 10/01/2040	215	238
7.500% due 01/01/2031 - 08/01/2032	2	2
8.000% due 08/01/2031	1	1

Uniform Mortgage-Backed Security, TBA
3.000% due 05/01/2052	2,700	2,636

Total U.S. Government Agencies (Cost $55,254)		55,008

U.S. TREASURY OBLIGATIONS 4.8%

U.S. Treasury Bonds
1.250% due 05/15/2050	5,600	4,184
1.375% due 11/15/2040	32,000	26,185
1.375% due 08/15/2050	9,300	7,168
1.875% due 02/15/2041	4,000	3,565

U.S. Treasury Notes
1.125% due 02/15/2031	7,300	6,593
1.750% due 09/30/2022 (j)	1,402	1,407
1.750% due 06/30/2024 (j)	9,000	8,872
1.875% due 07/31/2022 (j)	8,227	8,257
2.000% due 07/31/2022 (j)	1,200	1,205
2.000% due 11/30/2022	315	316

Total U.S. Treasury Obligations (Cost $77,695)		67,752

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.0%

Adjustable Rate Mortgage Trust
2.660% due 10/25/2035 ^~	13	12

American Home Mortgage Investment Trust
2.829% due 02/25/2045 •	22	22

Angel Oak Mortgage Trust
1.820% due 11/25/2066 ~	3,690	3,471

Banc of America Funding Trust
0.689% due 05/20/2035 •	571	571
2.606% due 02/20/2036 ~	62	62
2.731% due 05/25/2035 ~	1,144	1,169

Banc of America Mortgage Trust
2.624% due 02/25/2034 ~	16	16

BANK
3.071% due 08/15/2061	3,000	2,986

Bear Stearns Adjustable Rate Mortgage Trust
2.500% due 02/25/2033 ~	3	4
2.512% due 04/25/2033 ~	3	3
2.711% due 01/25/2035 ~	15	15
2.744% due 02/25/2034 ~	12	12
2.838% due 02/25/2033 ~	6	6
2.962% due 10/25/2036 ^~	188	183
3.039% due 07/25/2034 ~	13	13

Bear Stearns ALT-A Trust
2.169% due 10/25/2033 ~	4	4
2.549% due 10/25/2035 ^~	1,046	977
2.627% due 05/25/2035 ~	463	461
2.874% due 09/25/2035 ^~	198	146

BPCRE Ltd.
1.291% due 02/15/2037 •	33	33

Chase Mortgage Finance Trust
2.550% due 02/25/2037 ~	58	58
3.147% due 03/25/2037 ^~	275	277

Citigroup Mortgage Loan Trust
2.329% due 03/25/2034 ~	14	14

Citigroup Mortgage Loan Trust, Inc.
2.190% due 09/25/2035 •	554	572

CitiMortgage Alternative Loan Trust
1.107% due 12/25/2036 •	1,207	1,027

Countrywide Alternative Loan Trust
0.997% due 08/25/2035 •	2,161	1,413
1.141% due 12/25/2035 •	26	24

Countrywide Home Loan Mortgage Pass-Through Trust
1.037% due 04/25/2035 •	25	24
2.241% due 03/25/2034 ~	312	312

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.505% due 02/20/2035 ~		$61	$61
2.696% due 11/25/2034 ~		191	191

Credit Suisse First Boston Mortgage Securities Corp.
0.420% due 03/25/2032 ~		7	7

Eurohome UK Mortgages PLC
1.187% due 06/15/2044 •	GBP	825	1,057

Eurosail PLC
1.172% due 03/13/2045 •		1,680	2,178
1.197% due 12/15/2044 •		27	35

Extended Stay America Trust
1.477% due 07/15/2038 •		$3,976	3,933

GSR Mortgage Loan Trust
2.766% due 09/25/2035 ~		16	16
2.910% due 09/25/2035 ~		235	238

Hawksmoor Mortgages
1.240% due 05/25/2053 •	GBP	11,938	15,707

IndyMac Adjustable Rate Mortgage Trust
1.686% due 01/25/2032 ~		$13	12

IndyMac INDX Mortgage Loan Trust
0.707% due 02/25/2037 •		5,587	4,119

J.P. Morgan Chase Commercial Mortgage Securities Trust
1.512% due 11/15/2038 •		4,000	3,933

JP Morgan Chase Commercial Mortgage Securities Trust
2.450% due 12/15/2031 •		2,439	2,417

JP Morgan Mortgage Trust
1.600% due 02/25/2034 ~		12	11

Legacy Mortgage Asset Trust
2.882% due 10/25/2059 þ		3,097	3,100

LoanCore Issuer Ltd.
0.964% due 07/15/2035 •		3,047	3,021

LUXE Commercial Mortgage Trust
1.377% due 11/15/2038 •		4,000	3,925
1.447% due 10/15/2038 •		4,000	3,938

MASTR Reperforming Loan Trust
8.000% due 07/25/2035		92	86

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.257% due 08/15/2032 •		34	32

MF1 Multifamily Housing Mortgage Loan Trust
1.293% due 07/15/2036 •		2,936	2,891

Morgan Stanley Mortgage Loan Trust
1.992% due 06/25/2036 ~		45	47

MortgageIT Trust
1.017% due 10/25/2035 •		174	170

NYO Commercial Mortgage Trust
1.492% due 11/15/2038 •		4,000	3,935

OBX Trust
3.000% due 01/25/2052 ~		3,948	3,780

One New York Plaza Trust
1.347% due 01/15/2036 •		3,000	2,959

PFP Ltd.
1.247% due 04/14/2038 •		3,208	3,168

Prime Mortgage Trust
0.857% due 02/25/2034 •		22	22

Ready Capital Mortgage Financing LLC
1.756% due 01/25/2037 •		3,700	3,705

Residential Funding Mortgage Securities, Inc. Trust
3.023% due 09/25/2035 ^~		145	105
4.701% due 09/25/2035 ~		224	160

Resloc UK PLC
1.197% due 12/15/2043 •	GBP	893	1,125

Ripon Mortgages PLC
1.191% due 08/28/2056 •		8,500	11,126

SFO Commercial Mortgage Trust
1.547% due 05/15/2038 •		$4,200	4,129

Structured Adjustable Rate Mortgage Loan Trust
2.581% due 07/25/2034 ~		67	67
2.897% due 02/25/2037 ^~		1,163	932

Structured Asset Mortgage Investments Trust
0.949% due 07/19/2035 •		226	218
1.289% due 10/19/2033 •		12	12
1.307% due 05/25/2047 •		4,383	3,880

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point HE Trust
0.918% due 02/25/2063 ~		$2,175	$2,140

Towd Point Mortgage Funding
0.992% due 07/20/2045 •	GBP	5,218	6,862

Towd Point Mortgage Funding PLC
0.174% due 05/20/2045 •		7,151	9,398
1.236% due 10/20/2051 •		4,468	5,894

UWM Mortgage Trust
2.500% due 11/25/2051 ~		$3,900	3,616
3.000% due 01/25/2052 ~		3,946	3,764

WaMu Mortgage Pass-Through Certificates Trust
1.037% due 10/25/2045 •		115	114
2.388% due 12/25/2036 ^~		888	845
3.168% due 02/25/2037 ^~		801	794

Wells Fargo Alternative Loan Trust
6.000% due 06/25/2037 ^		2,127	2,048

Total Non-Agency Mortgage-Backed Securities (Cost $138,675)			139,810

ASSET-BACKED SECURITIES 12.9%

Anchorage Capital CLO Ltd.
1.399% due 07/22/2032 •		4,000	3,977

Arbor Realty Commercial Real Estate Notes Ltd.
1.747% due 11/15/2036 •		3,800	3,765

Ares CLO Ltd.
1.111% due 01/15/2029 •		3,787	3,762

BSPDF Issuer Ltd.
1.597% due 10/15/2036 •		4,000	3,974

Catamaran CLO Ltd.
1.359% due 04/22/2030 •		4,676	4,657

CIT Mortgage Loan Trust
1.807% due 10/25/2037 •		777	778

Citigroup Mortgage Loan Trust
0.617% due 12/25/2036 •		342	224

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
1.402% due 10/25/2034 •		1,967	1,943

CLNC Ltd.
1.414% due 08/20/2035 ~		3,599	3,562

Countrywide Asset-Backed Certificates
0.597% due 06/25/2035 •		305	291
0.977% due 12/25/2036 ^•		906	877
1.057% due 06/25/2036 •		3,766	3,750

Countrywide Asset-Backed Certificates Trust
0.597% due 03/25/2037 •		148	141

First Franklin Mortgage Loan Trust
0.767% due 10/25/2036 •		5,800	4,913

Fortress Credit Investments Ltd.
1.933% due 12/17/2026 ~		3,700	3,702

Fremont Home Loan Trust
0.997% due 02/25/2036 •		1,000	923
1.247% due 12/25/2029 •		24	24

GLS Auto Receivables Trust
1.980% due 08/15/2025		3,600	3,595

GPMT Ltd.
1.797% due 12/15/2036 •		3,900	3,861

GSAMP Trust
1.042% due 01/25/2036 •		1,794	1,793
1.207% due 01/25/2034 •		1,958	1,924
2.107% due 10/25/2034 •		18	18

Halseypoint Clo Ltd.
1.354% due 07/20/2031 •		3,700	3,690

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	4,500	4,930
0.680% due 10/20/2031 •		3,000	3,278

HERA Commercial Mortgage Ltd.
1.518% due 02/18/2038 •		$4,400	4,353

JP Morgan Mortgage Acquisition Trust
0.717% due 06/25/2037 •		3,946	3,934

KKR CLO Ltd.
1.181% due 07/18/2030 •		3,900	3,896

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	109

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

KVK CLO Ltd.
1.138% due 01/14/2028 •		$316	$316

LCM LP
1.254% due 07/20/2030 •		3,600	3,562

Lendmark Funding Trust
1.900% due 11/20/2031		3,800	3,445

LoanCore Issuer Ltd.
1.527% due 05/15/2028 ~		637	636

Magnetite Ltd.
1.221% due 04/15/2031 •		3,800	3,782

Man GLG Euro CLO DAC
0.690% due 12/15/2031 •	EUR	3,000	3,298

Mariner Finance Issuance Trust
1.860% due 03/20/2036		$4,000	3,662

MASTR Specialized Loan Trust
0.717% due 06/25/2046 •		387	374
0.827% due 01/25/2037 •		265	140
0.977% due 02/25/2036 •		285	277

MF1 Ltd.
1.511% due 10/16/2036 •		3,800	3,747

Morgan Stanley ABS Capital, Inc. Trust
1.387% due 11/25/2034 •		846	840

Morgan Stanley Capital, Inc. Trust
0.817% due 03/25/2036 •		35	31

Mountain View CLO LLC
1.281% due 01/16/2031 •		4,200	4,178

Ownit Mortgage Loan Trust
1.357% due 10/25/2036 ^		3,539	3,575

OZLM Ltd.
1.404% due 01/20/2031 •		3,800	3,782

Palmer Square Loan Funding Ltd.
0.928% due 10/15/2029 •		4,000	3,966

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.257% due 12/25/2034 •		1,352	1,350

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		927	337

Residential Asset Mortgage Products Trust
0.897% due 12/25/2035 •		400	373
0.997% due 02/25/2036 •		1,000	965

Residential Asset Securities Corp. Trust
0.697% due 10/25/2036 •		1,514	1,477
1.072% due 03/25/2036 •		3,900	3,746

Sound Point CLO Ltd.
1.234% due 10/20/2030 •		3,800	3,770
1.238% due 07/25/2030 •		3,800	3,805
1.304% due 10/20/2028 •		3,058	3,053

Soundview Home Loan Trust
1.132% due 06/25/2035 •		528	525

Starwood Commercial Mortgage Trust
1.499% due 07/15/2038 •		2,630	2,621

Starwood Mortgage Trust
1.400% due 11/15/2038 •		3,800	3,765

Stonepeak ABS
2.301% due 02/28/2033		3,681	3,472

Structured Asset Investment Loan Trust
1.357% due 05/25/2035 •		2,304	2,296

Structured Asset Securities Corp. Mortgage Loan Trust
0.877% due 02/25/2037 •		1,301	1,275
1.462% due 11/25/2035 •		500	493

Sunrun Demeter Issuer
2.270% due 01/30/2057		3,871	3,535

Tiaa CLO Ltd.
1.391% due 01/16/2031 ~		3,700	3,683

Venture CLO Ltd.
1.121% due 04/15/2027 •		2,527	2,527
1.244% due 07/20/2030 •		3,800	3,761
1.301% due 07/15/2031 •		4,400	4,374
1.304% due 07/20/2030 •		3,500	3,499
1.496% due 09/07/2030 •		3,600	3,599

Vibrant CLO Ltd.
1.878% due 06/20/2029 •		2,615	2,613

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wellfleet CLO Ltd.
1.144% due 04/20/2029 •		$3,744	$3,744

Total Asset-Backed Securities (Cost $179,942)			180,804

SOVEREIGN ISSUES 4.6%

Chile Government International Bond
1.625% due 01/30/2025	EUR	3,800	4,283

Israel Government International Bond
0.750% due 07/31/2022	ILS	12,500	3,925
2.750% due 07/03/2030		$4,100	4,065

Japan Bank for International Cooperation
2.375% due 07/21/2022		3,700	3,715

Japan Finance Organization for Municipalities
3.375% due 09/27/2023		5,300	5,378

Peru Government International Bond
5.400% due 08/12/2034	PEN	2,000	478
5.940% due 02/12/2029		12,000	3,168
8.200% due 08/12/2026		20,500	6,030

Province of Ontario
3.150% due 06/02/2022	CAD	3,100	2,490

Province of Quebec
3.500% due 12/01/2022		600	486

Provincia de Buenos Aires
42.033% due 04/12/2025	ARS	4,288	21

Qatar Government International Bond
3.375% due 03/14/2024		$4,300	4,368
3.875% due 04/23/2023		1,000	1,019

Romania Government International Bond
3.624% due 05/26/2030	EUR	3,400	3,687
3.625% due 03/27/2032		$3,800	3,597

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	232,100	17,335

Total Sovereign Issues (Cost $65,282)			64,045

		SHARES
PREFERRED SECURITIES 0.9%

UTILITIES 0.9%

AT&T Mobility LLC
7.000% due 10/20/2022 «(e)(g)		464,023	12,088

Total Preferred Securities (Cost $12,551)			12,088

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 17.1%

CERTIFICATES OF DEPOSIT 0.3%

Barclays Bank PLC
1.130% due 06/21/2022		$4,000	4,002

COMMERCIAL PAPER 4.3%

AT&T, Inc.
0.950% due 04/18/2022		650	650
0.970% due 04/18/2022		2,950	2,949

BP Capital Markets PLC
0.950% due 04/29/2022		2,150	2,149
1.050% due 05/16/2022		2,150	2,148

Conagra Foods, Inc.
1.015% due 04/08/2022		4,300	4,299

Dominion Resources, Inc.
0.870% due 04/13/2022		4,500	4,499

Duke Energy Corp.
0.860% due 04/21/2022		3,500	3,498

Enbridge U.S., Inc.
1.200% due 04/18/2022		4,000	3,998

Humana, Inc.
1.220% due 04/07/2022		3,600	3,600

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mizuho Bank Ltd.
1.160% due 07/15/2022		$3,600	$3,589

Nissan Motor Acceptance Co. LLC
0.900% due 04/01/2022		3,600	3,600

Parker-Hannifin Corp.
1.350% due 05/16/2022		3,600	3,597

Rogers Communications, Inc.
1.500% due 05/19/2022		3,600	3,595
1.500% due 05/24/2022		3,600	3,594

Verizon Communications, Inc.
0.850% due 04/06/2022		3,600	3,600

VW Credit Canada, Inc.
0.975% due 04/26/2022		3,600	3,598

VW Credit, Inc.
0.870% due 04/11/2022		3,600	3,599
0.930% due 04/27/2022		3,600	3,597

			60,159

REPURCHASE AGREEMENTS (h) 0.5%

			7,513

ISRAEL TREASURY BILLS 2.2%
(0.013)% due 04/06/2022 - 01/04/2023 (c)(d)	ILS	98,900	30,953

JAPAN TREASURY BILLS 4.2%
(0.082)% due 06/13/2022 - 06/20/2022 (c)(d)	JPY	7,210,000	59,237

U.S. TREASURY BILLS 5.2%
0.361% due 04/26/2022 - 06/23/2022 (c)(d)(j)(l)		$72,700	72,652

U.S. TREASURY CASH MANAGEMENT BILLS 0.4%
0.498% due 05/17/2022 - 07/19/2022 (c)(d)(j)(l)		6,012	6,003

Total Short-Term Instruments (Cost $242,401)			240,519

Total Investments in Securities (Cost $1,403,800)			1,375,757

		SHARES
INVESTMENTS IN AFFILIATES 2.4%

SHORT-TERM INSTRUMENTS 2.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.4%

PIMCO Short Asset Portfolio		3,400,797	33,525

PIMCO Short-Term Floating NAV Portfolio III		19,190	186

Total Short-Term Instruments (Cost $34,174)			33,711

Total Investments in Affiliates (Cost $34,174)			33,711

Total Investments 100.5% (Cost $1,437,974)			$1,409,468

Financial Derivative Instruments (i)(k) (0.5)% (Cost or Premiums, net $2,060)			(7,645)

Other Assets and Liabilities, net (0.0)%			1,327

Net Assets 100.0%			$1,403,150

110	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$12,551	$12,088	0.86%
Citigroup, Inc.	0.831	01/25/2026	01/18/2022	3,800	3,741	0.27
Citigroup, Inc.	2.014	01/25/2026	01/18/2022	3,800	3,661	0.26

				$20,151	$19,490	1.39%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$3,513	U.S. Treasury Bills 0.010% due 08/04/2022	$(3,583)	$3,513	$3,513
SGY	0.280	03/31/2022	04/01/2022	4,000	U.S. Treasury Notes 0.625% due 07/31/2026	(4,075)	4,000	4,000

Total Repurchase Agreements						$(7,658)	$7,513	$7,513

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.0)%
Uniform Mortgage-Backed Security, TBA	2.500%	05/01/2052	$14,900	$(14,225)	$(14,187)

Total Short Sales (1.0)%				$(14,225)	$(14,187)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$3,513	$0	$0	$3,513	$(3,583)	$(70)
SGY	4,000	0	0	4,000	(4,075)	(75)

Total Borrowings and Other Financing Transactions	$7,513	$0	$0

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	111

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(3,469) at a weighted average interest rate of (0.052%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2023 Futures	$96.500	12/18/2023	289	$723	$(286)	$(396)

Total Written Options					$(286)	$(396)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2022	2,441	$279,952	$(7,448)	$10	$0
U.S. Treasury 10-Year Note June Futures	06/2022	2,810	345,279	(10,893)	329	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	52	7,044	(3)	20	0

				$(18,344)	$359	$0

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2022	43	$(7,547)	$64	$10	$(71)
Euro-Buxl 30-Year Bond June Futures	06/2022	20	(4,120)	173	4	(64)
Put Options Strike @ EUR 131.500 on Euro-Bobl Bond May 2022 Futures (1)	04/2022	83	(249)	(211)	66	(32)
U.S. Treasury 30-Year Bond June Futures	06/2022	508	(76,232)	2,299	0	(357)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	126	(22,318)	662	0	(116)
United Kingdom Long Gilt June Futures	06/2022	92	(14,651)	221	15	(51)

				$3,208	$95	$(691)

Total Futures Contracts				$(15,136)	$454	$(691)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Citigroup, Inc.	1.000%	Quarterly	12/20/2022	0.388%		$3,900	$28	$(9)	$19	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.363		1,900	(86)	107	21	0	(1)
General Electric Co.	1.000	Quarterly	06/20/2024	0.406		1,200	(2)	18	16	0	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.492		600	(10)	18	8	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.703		2,700	23	10	33	1	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.791		3,200	43	(12)	31	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.638		1,500	286	(66)	220	1	0
JPMorgan Chase & Co.	1.000	Quarterly	12/20/2022	0.325		3,900	29	(9)	20	0	0
Morgan Stanley	1.000	Quarterly	12/20/2022	0.382		4,000	28	(9)	19	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	1.602	EUR	3,500	(632)	560	(72)	0	(3)

							$(293)	$608	$315	$2	$(4)

112	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Crossover 36 5-Year Index	5.000%	Quarterly	12/20/2026	EUR	1,800	$257	$(96)	$161	$0	$(4)
iTraxx Crossover 37 5-Year Index	5.000	Quarterly	06/20/2027		1,500	102	22	124	0	(3)

						$359	$(74)	$285	$0	$(7)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.800%	Annual	03/15/2032	GBP	11,300	$(402)	$(747)	$(1,149)	$45	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/15/2052		4,200	415	298	713	0	(47)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		22,300	4,404	417	4,821	0	(250)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	04/07/2022	JPY	71,000	0	0	0	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	04/22/2022		150,000	0	0	0	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	05/12/2022		230,000	0	0	0	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	06/18/2022		2,460,000	0	3	3	0	(1)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	06/20/2022		80,500	0	0	0	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	09/20/2027		640,920	(33)	3	(30)	0	(18)
	1-Day JPY-MUTKCALM Compounded-OIS	0.380	Semi-Annual	06/18/2028		2,460,000	107	108	215	90	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029		1,580,000	(86)	(95)	(181)	0	(71)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		107,000	17	3	20	0	(8)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.202	Annual	02/08/2032		1,010,000	0	72	72	0	(81)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.225	Annual	02/09/2032		608,000	0	32	32	0	(49)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.253	Annual	02/10/2032		405,000	0	12	12	0	(33)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	03/20/2038		85,900	9	(31)	(22)	0	(15)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Semi-Annual	10/22/2038		150,000	0	(51)	(51)	0	(29)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.785	Semi-Annual	11/12/2038		230,000	1	(73)	(72)	0	(44)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	12/20/2038		80,500	4	(25)	(21)	0	(16)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.538	Semi-Annual	03/15/2051		320,880	(4)	196	192	0	(121)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.350	Semi-Annual	03/17/2051		165,000	91	76	167	0	(61)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.557	Semi-Annual	03/17/2051		342,000	0	191	191	0	(129)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.570	Semi-Annual	03/19/2051		158,000	0	84	84	0	(60)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.572	Semi-Annual	04/07/2051		71,000	0	36	36	0	(27)
Receive(6)	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		90,000	(1)	(4)	(5)	0	(37)
Pay(6)	1-Day USD-SOFR Compounded-OIS	1.400	Annual	12/07/2024		$154,500	45	(1,943)	(1,898)	0	(10)
Pay	3-Month USD-LIBOR	2.800	Semi-Annual	08/22/2023		24,700	(551)	812	261	7	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	04/07/2022	JPY	71,000	0	0	0	0	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	04/22/2022		150,000	0	0	0	0	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	05/12/2022		230,000	0	(1)	(1)	0	0
Pay	6-Month JPY-LIBOR	0.000	Semi-Annual	06/18/2022		2,460,000	0	6	6	0	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	06/20/2022		80,500	0	0	0	0	0

							$4,016	$(621)	$3,395	$142	$(1,107)

Total Swap Agreements							$4,082	$(87)	$3,995	$144	$(1,118)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	113

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$454	$144	$598	$(396)	$(691)	$(1,118)	$(2,205)

(j)

Securities with an aggregate market value of $15,944 and cash of $14,053 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	05/2022	GBP	47,952		$64,871	$1,894	$0
	05/2022	JPY	539,200		4,440	6	0
	05/2022		$1,289	GBP	981	0	(1)
	06/2022	PEN	4,190		$1,004	0	(127)
	08/2022		3,544		899	0	(53)

BPS	04/2022	BRL	199,096		35,109	0	(6,709)
	04/2022	CAD	3,674		2,898	0	(40)
	04/2022		$42,023	BRL	199,096	0	(205)
	05/2022	EUR	32,704		$37,105	873	0
	06/2022	ILS	254		78	0	(2)
	06/2022		$43	CLP	35,129	1	0
	07/2022	BRL	164,157		$28,615	0	(4,976)
	10/2022	PEN	3,331		816	0	(74)

BSH	04/2022	BRL	218,696		46,160	225	0
	04/2022		$41,603	BRL	218,696	4,332	0
	07/2022	BRL	8,300		$1,457	0	(241)
	07/2022		$31,607	BRL	172,457	3,682	0

CBK	04/2022	ILS	12,404		$3,959	71	0
	04/2022	PEN	4,540		1,128	0	(104)
	04/2022		$1,199	PEN	4,540	33	0
	05/2022		6,104	AUD	8,132	0	(15)
	06/2022	ILS	174		$53	0	(2)
	06/2022		$1,100	PEN	4,190	31	0
	08/2022	ILS	12,595		$3,932	0	(32)
	08/2022	PEN	15,339		3,794	0	(330)
	10/2022	ILS	12,501		3,899	0	(47)
	10/2022	PEN	9,535		2,409	0	(135)
	12/2022	ILS	12,501		3,999	40	0
	12/2022	PEN	8,730		2,250	0	(64)
	01/2023	ILS	11,998		3,797	0	(8)

DUB	10/2022		4,899		1,535	0	(12)

114	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

GLM	04/2022	BRL	35		$7	$0	$0
	04/2022		$7	BRL	35	0	0
	05/2022	EUR	3,767		$4,294	120	0
	05/2022		$7	BRL	35	0	0
	11/2022	ILS	11,999		$3,886	93	0

HUS	05/2022	EUR	3,703		4,023	0	(79)
	05/2022	JPY	1,592,500		13,009	3	(88)
	05/2022		$4,900	EUR	4,441	20	0
	05/2022		18,671	JPY	2,153,089	0	(969)
	05/2022		3,058	NOK	27,200	30	0
	06/2022	JPY	6,210,000		$52,647	1,530	0

JPM	04/2022	BRL	19,600		3,364	0	(752)
	04/2022		$4,137	BRL	19,600	0	(20)
	05/2022	AUD	4,322		$3,078	0	(159)
	05/2022		$10,698	NOK	95,260	118	0
	09/2022	ILS	32,603		$10,228	0	(50)

MYI	04/2022	BRL	35		7	0	0
	04/2022		$7	BRL	35	1	0
	05/2022		1,236	GBP	948	10	0
	05/2022	ZAR	253,403		$16,680	0	(569)

RBC	06/2022	MXN	426		21	0	0

SCX	06/2022	JPY	107,015		923	43	0

UAG	05/2022		$6,520	NOK	58,052	71	0
	06/2022	JPY	892,985		$7,706	358	0

Total Forward Foreign Currency Contracts						$13,585	$(15,863)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.288%	04/28/2022	12,100	$(42)	$0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.788	04/28/2022	12,100	(42)	(280)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/16/2022	10,400	(43)	(6)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/16/2022	10,400	(43)	(92)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	129,800	(258)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	129,800	(259)	(2,141)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	06/13/2022	25,300	(45)	(5)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	06/13/2022	25,300	(45)	(188)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	06/13/2022	25,300	(96)	(19)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/13/2022	25,300	(96)	(352)

							$(969)	$(3,088)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	$96.406	06/06/2022	3,600	$(22)	$(28)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.617	06/06/2022	3,600	(22)	(45)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	98.406	06/06/2022	3,600	(19)	(25)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.617	06/06/2022	3,600	(16)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.414	04/06/2022	3,800	(12)	(98)

					$(91)	$(207)

Total Written Options					$(1,060)	$(3,295)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	115

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
GST	South Africa Government International Bond	1.000%	Quarterly	06/20/2024	1.050%	$2,700	$(113)	$111	$0	$(2)

MYC	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919	5,900	(334)	78	0	(256)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.943	5,100	(229)	22	0	(207)

							$(676)	$211	$0	$(465)

Total Swap Agreements							$(676)	$211	$0	$(465)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$1,900	$0	$0	$1,900	$(181)	$0	$0	$(181)	$1,719	$(1,990)	$(271)
BPS	874	0	0	874	(12,006)	0	0	(12,006)	(11,132)	11,046	(86)
BSH	8,239	0	0	8,239	(241)	0	0	(241)	7,998	(7,887)	111
CBK	175	0	0	175	(737)	(378)	0	(1,115)	(940)	885	(55)
DUB	0	0	0	0	(12)	0	0	(12)	(12)	0	(12)
GLM	213	0	0	213	0	(2,339)	0	(2,339)	(2,126)	2,146	20
GST	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
HUS	1,583	0	0	1,583	(1,136)	0	0	(1,136)	447	0	447
JPM	118	0	0	118	(981)	(207)	0	(1,188)	(1,070)	734	(336)
MBC	0	0	0	0	0	0	0	0	0	(560)	(560)
MYC	0	0	0	0	0	(371)	(463)	(834)	(834)	844	10
MYI	11	0	0	11	(569)	0	0	(569)	(558)	615	57
SCX	43	0	0	43	0	0	0	0	43	0	43
UAG	429	0	0	429	0	0	0	0	429	(600)	(171)

Total Over the Counter	$13,585	$0	$0	$13,585	$(15,863)	$(3,295)	$(465)	$(19,623)

(l)

Securities with an aggregate market value of $16,270 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

116	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$454	$454
Swap Agreements	0	2	0	0	142	144

	$0	$2	$0	$0	$596	$598

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,585	$0	$13,585

	$0	$2	$0	$13,585	$596	$14,183

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$396	$396
Futures	0	0	0	0	691	691
Swap Agreements	0	11	0	0	1,107	1,118

	$0	$11	$0	$0	$2,194	$2,205

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,863	$0	$15,863
Written Options	0	0	0	0	3,295	3,295
Swap Agreements	0	465	0	0	0	465

	$0	$465	$0	$15,863	$3,295	$19,623

	$0	$476	$0	$15,863	$5,489	$21,828

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$248	$248
Futures	0	0	0	0	(31,903)	(31,903)
Swap Agreements	0	307	0	0	3,396	3,703

	$0	$307	$0	$0	$(28,259)	$(27,952)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,986	$0	$5,986
Written Options	0	0	0	91	320	411
Swap Agreements	0	50	0	0	(1)	49

	$0	$50	$0	$6,077	$319	$6,446

	$0	$357	$0	$6,077	$(27,940)	$(21,506)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(110)	$(110)
Futures	0	0	0	0	(5,822)	(5,822)
Swap Agreements	0	(36)	0	0	(3,198)	(3,234)

	$0	$(36)	$0	$0	$(9,130)	$(9,166)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,681)	$0	$(9,681)
Purchased Options	0	0	0	0	(20)	(20)
Written Options	0	0	0	(61)	(2,143)	(2,204)
Swap Agreements	0	178	0	0	0	178

	$0	$178	$0	$(9,742)	$(2,163)	$(11,727)

	$0	$142	$0	$(9,742)	$(11,293)	$(20,893)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	117

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)	March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$323,722	$2,600	$326,322
Industrials	0	211,147	0	211,147
Utilities	0	77,322	0	77,322
Municipal Bonds & Notes
California	0	940	0	940
U.S. Government Agencies	0	55,008	0	55,008
U.S. Treasury Obligations	0	67,752	0	67,752
Non-Agency Mortgage-Backed Securities	0	139,810	0	139,810
Asset-Backed Securities	0	180,804	0	180,804
Sovereign Issues	0	64,045	0	64,045
Preferred Securities
Utilities	0	0	12,088	12,088
Short-Term Instruments
Certificates of Deposit	0	4,002	0	4,002
Commercial Paper	0	60,159	0	60,159
Repurchase Agreements	0	7,513	0	7,513
Israel Treasury Bills	0	30,953	0	30,953
Japan Treasury Bills	0	59,237	0	59,237
U.S. Treasury Bills	0	72,652	0	72,652
U.S. Treasury Cash Management Bills	0	6,003	0	6,003

	$0	$1,361,069	$14,688	$1,375,757

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$33,711	$0	$0	$33,711

Total Investments	$33,711	$1,361,069	$14,688	$1,409,468

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(14,187)	$0	$(14,187)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	95	503	0	598
Over the counter	0	13,585	0	13,585

	$95	$14,088	$0	$14,183

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(218)	(1,987)	0	(2,205)
Over the counter	0	(19,623)	0	(19,623)

	$(218)	$(21,610)	$0	$(21,828)

Total Financial Derivative Instruments	$(123)	$(7,522)	$0	$(7,645)

Totals	$33,588	$1,339,360	$14,688	$1,387,636

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2022:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$2,600	$0	$0	$0	$0	$0	$0	$2,600	$0
Preferred Securities
Utilities	12,371	95	0	0	0	(378)	0	0	12,088	(378)

Totals	$12,371	$2,695	$0	$0	$0	$(378)	$0	$0	$14,688	$(378)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$2,600	Proxy Pricing	Base Price	100.000	—
Preferred Securities
Utilities	12,088	Discounted Cash Flow	Discount Rate	4.043	—

Total	$14,688

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

118	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 163.9%

CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.1%

Preferred Term Securities Ltd.
1.826% (US0003M + 0.860%) due 07/03/2033 ~	$276	$273

Total Corporate Bonds & Notes (Cost $223)		273

U.S. GOVERNMENT AGENCIES 125.7%

Fannie Mae
0.200% due 02/25/2043 •(a)	156	1
0.247% due 12/25/2036 •	434	430
0.427% due 06/25/2033 •	11	11
0.447% due 06/25/2032 ~	56	54
0.527% due 11/25/2032 •	19	18
0.556% due 08/25/2050 •	218	218
0.577% due 03/25/2034 •	53	53
0.607% due 08/25/2034 •	6	6
0.757% due 12/25/2048 •	476	478
0.857% due 03/25/2049 •	333	334
0.907% due 05/25/2023 - 07/25/2036 •	272	273
0.957% due 03/25/2032 ~	83	84
0.957% due 11/25/2059 •	1,321	1,335
1.107% due 02/25/2024 •	14	14
1.117% due 04/25/2037 ~	366	372
1.175% due 02/01/2036 •	106	105
1.304% due 08/01/2042 - 10/01/2044 •	363	370
1.390% due 03/01/2032 •	6	6
1.428% due 10/25/2046 ~(a)	22	1
1.457% due 04/25/2023 - 04/25/2032 •	38	39
1.492% due 07/25/2044 ~(a)	70	3
1.498% due 12/01/2034 •	1	1
1.528% due 07/25/2052 ~(a)	82	3
1.537% due 01/25/2045 ~(a)	60	3
1.541% due 03/25/2045 ~(a)	163	7
1.641% due 01/01/2035 •	10	11
1.645% due 08/01/2027 •	19	19
1.656% due 08/25/2055 ~(a)	77	4
1.675% due 09/01/2034 - 05/01/2035 •	30	30
1.676% due 10/01/2035 •	4	4
1.680% due 05/01/2035 •	44	46
1.681% due 07/25/2044 ~(a)	85	3
1.683% due 11/01/2034 •	4	4
1.690% due 01/01/2035 •	42	44
1.691% due 04/25/2055 ~(a)	131	6
1.710% due 08/25/2054 ~(a)	113	7
1.719% due 10/01/2035 •	14	14
1.736% due 03/01/2035 •	3	3
1.746% due 02/01/2035 •	22	22
1.760% due 01/01/2035 •	8	8
1.764% due 01/01/2035 •	19	20
1.766% due 01/01/2035 •	11	12
1.771% due 08/25/2044 ~(a)	49	2
1.795% due 12/01/2034 •	3	3
1.799% due 03/01/2035 •	4	4
1.804% due 02/01/2035 •	5	5
1.873% due 09/25/2045 ~(a)	74	3
1.882% due 07/25/2045 ~(a)	279	14
1.904% due 07/01/2035 •	20	21
1.938% due 11/01/2035 •	17	17
1.951% due 03/01/2035 •	6	6
1.959% due 05/25/2035 ~	42	43
1.965% due 02/01/2035 •	13	13
1.987% due 09/01/2035 •	12	12
2.000% due 08/25/2042	622	573
2.030% due 11/01/2035 •	8	8
2.033% due 05/01/2038 •	279	291
2.039% due 05/01/2035 •	26	27
2.050% due 02/01/2035 - 04/01/2035 •	22	22
2.108% due 07/01/2035 •	6	7
2.224% due 09/01/2041 •	85	89
2.239% due 02/01/2035 •	4	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.251% due 01/25/2031 ~(a)	$1,750	$218
2.259% due 04/01/2033 •	17	18
2.260% due 10/01/2028 •	4	4
2.273% due 02/01/2042 •	51	52
2.294% due 02/01/2035 •	7	7
2.297% due 10/01/2037 •	405	427
2.336% due 01/01/2036 •	96	101
2.380% due 10/01/2032 •	96	97
2.406% due 05/01/2035 •	38	40
2.469% due 07/01/2035 •	25	27
2.500% due 07/01/2046 - 12/01/2046	254	243
2.944% due 07/25/2039	235	235
3.000% due 07/25/2045 - 02/01/2057	1,423	1,365
3.000% due 04/25/2046 (a)	131	14
3.416% due 11/01/2048 •	238	244
3.500% due 03/25/2044 - 01/01/2057	1,941	1,925
3.500% due 04/25/2046 (a)	55	3
3.575% due 02/01/2026	500	505
4.000% due 06/01/2033 - 11/25/2045	887	915
4.500% due 09/01/2033 - 04/01/2059	1,866	2,023
5.143% due 06/25/2044 •(a)	308	38
5.543% due 11/25/2049 •(a)	88	17
5.654% due 04/25/2043 - 06/25/2043 •	376	337
6.128% due 11/25/2035 •(a)	651	83
6.500% due 09/25/2023 - 01/25/2032	24	24
6.500% due 04/25/2038 (a)	16	5
7.000% due 09/25/2023	1	1
7.851% due 07/25/2043 •	336	325
8.000% due 07/25/2034	308	355
8.795% due 10/25/2045 •	73	61

Freddie Mac
0.000% due 08/15/2056 - 10/15/2058 (b)(e)	1,149	944
0.456% due 10/15/2037 - 10/15/2040 •	2,908	2,904
0.647% due 05/15/2035 •	22	22
0.705% due 01/25/2023 ~(a)	19,703	79
0.847% due 12/15/2031 •	32	32
0.897% due 09/15/2030 - 06/15/2042 •	232	234
0.929% due 11/25/2022 ~(a)	9,061	37
1.197% due 10/15/2037 ~(a)	22	1
1.298% due 10/15/2037 ~(a)	10	0
1.304% due 02/25/2045 •	95	96
1.476% due 05/15/2037 ~(a)	20	1
1.620% due 10/15/2041 ~(a)	47	2
1.722% due 08/15/2041 ~(a)	19	1
1.761% due 03/15/2037 ~(a)	22	1
1.808% due 08/15/2036 ~(a)	40	1
1.813% due 02/15/2038 ~(a)	39	2
1.814% due 11/15/2038 ~(a)	60	3
1.946% due 11/15/2036 ~(a)	59	4
1.991% due 02/01/2035 •	1	1
1.993% due 01/01/2035 •	8	8
2.000% due 03/01/2035 •	5	5
2.010% due 06/15/2038 ~(a)	46	3
2.011% due 11/01/2036 •	91	95
2.020% due 09/01/2035 •	61	61
2.090% due 10/01/2039 •	265	276
2.172% due 08/01/2036 •	11	12
2.239% due 02/01/2035 •	5	5
2.278% due 09/01/2034 •	154	162
2.345% due 11/01/2031 •	7	7
2.350% due 01/01/2034 •	3	4
2.355% due 02/01/2028 - 03/01/2035 •	10	10
2.375% due 04/01/2035 •	12	13
2.385% due 11/15/2040 •	130	108
2.387% due 04/01/2035 •	16	17
2.445% due 05/01/2032 •	7	7
2.497% due 02/01/2035 •	1	2
2.500% due 01/15/2045 - 09/01/2046	400	383
2.608% due 06/01/2035 •	16	17
3.000% due 06/15/2037 - 12/25/2046	3,975	3,825
3.500% due 12/15/2022 - 12/01/2048	1,194	1,171
3.500% due 01/15/2043 - 08/15/2045 (a)	475	72
4.000% due 03/15/2042 - 05/15/2048	2,550	2,656
4.000% due 09/15/2045 - 04/15/2046 (a)	1,202	185

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 04/01/2039 - 04/01/2044	$368	$390
5.000% due 09/01/2033 - 03/01/2049	1,573	1,694
5.500% due 04/01/2027 - 09/01/2039	957	1,053
5.500% due 10/15/2035 (a)	96	17
5.803% due 01/15/2043 •(a)	1,120	167
6.000% due 02/01/2024 - 05/01/2040	627	695
6.500% due 12/15/2023 - 03/15/2029	183	203
7.000% due 05/15/2037	527	613
8.000% due 06/15/2026	1	1
11.652% due 05/15/2035 •	124	126
15.078% due 05/15/2041 •	199	208

Ginnie Mae
0.000% due 12/20/2036 (b)(e)	131	118
0.456% due 02/20/2068 •	41	41
0.536% due 05/20/2065 •	32	32
0.586% due 03/20/2061 •	25	25
0.746% due 01/20/2065 •	52	52
0.826% due 09/20/2063 •	476	476
0.856% due 09/20/2065 •	644	646
1.106% due 04/20/2063 - 08/20/2063 •	1,649	1,659
1.211% due 09/20/2045 ~(a)	113	2
1.262% due 11/20/2045 ~(a)	102	3
1.277% due 12/20/2045 ~(a)	93	3
1.376% due 06/20/2043 ~(a)	79	3
1.406% due 09/20/2063 ~	387	390
1.419% due 06/20/2042 ~(a)	88	3
1.469% due 06/20/2042 ~(a)	81	2
1.499% due 07/20/2070 - 08/20/2070 •	2,840	2,914
1.625% (H15T1Y + 1.500%) due 07/20/2022 - 08/20/2026 ~	1	1
1.699% due 10/20/2070 •	950	983
2.000% (H15T1Y + 1.500%) due 09/20/2024 - 07/20/2025 ~	1	1
2.000% due 03/20/2043	67	64
3.000% due 02/15/2043 - 11/20/2067	3,122	3,093
3.500% due 02/15/2042 - 02/20/2052	12,572	12,665
3.500% due 08/20/2042 (a)	206	25
4.000% due 03/15/2045 - 05/20/2049	2,755	2,903
4.000% due 06/20/2045 (a)	431	61
4.070% due 01/15/2050	1,179	1,178
4.500% due 07/15/2039 - 02/20/2049	1,263	1,341
5.000% due 11/20/2034 - 12/20/2048	1,167	1,262
5.000% due 08/20/2045 •	85	81
5.500% due 09/15/2033 - 12/15/2039	120	133
6.000% due 05/20/2042	33	37
6.500% due 07/15/2024 - 08/15/2038	283	302
8.795% due 09/20/2045 •	138	120

Ginnie Mae, TBA
2.000% due 04/01/2052	2,400	2,283
2.500% due 04/01/2052	11,450	11,106
3.000% due 05/01/2052	11,850	11,684
3.500% due 04/01/2052	100	101
4.000% due 04/01/2052	4,250	4,353
4.500% due 04/01/2052	2,050	2,120

Uniform Mortgage-Backed Security
2.000% due 01/01/2028 - 05/01/2036	2,840	2,766
2.500% due 06/01/2028 - 09/01/2051	9,311	8,950
3.000% due 06/01/2029 - 04/01/2052	25,918	25,504
3.000% due 04/01/2052 (c)	500	491
3.500% due 12/01/2033 - 04/01/2050	9,722	9,845
4.000% due 07/01/2033 - 06/01/2049	11,222	11,657

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	119

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 07/01/2039 - 04/01/2049	$1,565	$1,649
5.500% due 08/01/2024 - 11/01/2039	315	346
6.000% due 08/01/2022 - 11/01/2040	609	672
6.500% due 11/01/2028 - 11/01/2037	403	436
7.500% due 09/01/2034	1	1

Uniform Mortgage-Backed Security, TBA
1.500% due 04/01/2052	1,900	1,696
2.000% due 04/01/2052	19,200	17,825
2.500% due 04/01/2037 - 04/01/2052	18,450	17,668
3.000% due 04/01/2037 - 05/01/2052	18,290	17,937
3.500% due 05/01/2037 - 06/01/2052	24,300	24,221
4.000% due 04/01/2037	5,800	5,960
4.500% due 04/01/2052	2,000	2,073

Total U.S. Government Agencies (Cost $251,411)		245,949

U.S. TREASURY OBLIGATIONS 3.2%

U.S. Treasury Notes
1.250% due 09/30/2028 (j)	1,700	1,578
1.375% due 10/31/2028 (g)(j)	4,200	3,927
1.875% due 02/15/2032	900	865

Total U.S. Treasury Obligations (Cost $6,745)		6,370

NON-AGENCY MORTGAGE-BACKED SECURITIES 15.7%

BAMLL Commercial Mortgage Securities Trust
1.597% due 03/15/2034 ~	1,000	991

Banc of America Funding Trust
1.029% due 05/20/2035 ^•	26	24
3.482% due 01/20/2047 ^~	130	126

Banc of America Mortgage Trust
5.750% due 07/20/2032 ~	1	1

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.737% due 01/25/2035 •	8	8

Citigroup Commercial Mortgage Trust
4.149% due 01/10/2036	1,000	1,012

Citigroup Mortgage Loan Trust
1.257% due 08/25/2035 ^•	227	217
2.500% due 05/25/2051 ~	2,380	2,216
3.000% due 11/27/2051 ~	2,263	2,178

Commercial Mortgage Trust
1.697% due 12/15/2038 •	1,750	1,729

Countrywide Alternative Loan Trust
0.649% due 07/20/2046 ^•	47	36
0.729% due 09/20/2046 ~	298	204
0.877% due 05/25/2035 •	235	225
0.957% due 09/25/2046 ^•	410	338
0.957% due 10/25/2046 ^•	48	39
1.137% due 10/25/2046 ^•	338	269

Countrywide Home Loan Mortgage Pass-Through Trust
1.037% due 04/25/2035 •	58	55
1.137% due 03/25/2036 •	16	10
1.157% due 02/25/2036 ^•	4	2
1.377% due 09/25/2034 •	73	60
2.012% due 06/19/2031 ~	23	23
2.531% due 04/25/2035 ~	278	239

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	183	171

GreenPoint Mortgage Funding Trust
0.857% due 10/25/2046 ^•	151	149
0.857% due 12/25/2046 ^•	196	190
0.997% due 04/25/2036 ^•	43	42
1.097% due 09/25/2046 ^~	353	325
1.137% due 10/25/2046 ^•	338	294

GS Mortgage Securities Corp. Trust
1.297% due 07/15/2031 •	1,100	1,084

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage-Backed Securities Trust
2.500% due 11/25/2051 ~	$3,401	$3,166
2.500% due 12/25/2051 ~	282	262
2.500% due 02/25/2052 ~	563	524

GSR Mortgage Loan Trust
0.977% due 08/25/2046 ~	180	73

HarborView Mortgage Loan Trust
0.642% due 03/19/2036 ^•	23	23
0.654% due 12/19/2036 •	601	558

HomeBanc Mortgage Trust
0.817% due 12/25/2036 •	18	18

IMS Ecuadorian Mortgage Trust
3.400% due 08/18/2043	1,000	1,064

IndyMac INDX Mortgage Loan Trust
0.857% due 06/25/2046 •	59	54
0.857% due 11/25/2046 •	137	136
3.014% due 08/25/2036 ~	1,617	1,553

J.P. Morgan Mortgage Trust
3.000% due 05/25/2052 ~	2,891	2,758

JP Morgan Mortgage Trust
1.357% due 11/25/2049 •	113	113
3.000% due 01/25/2052 ~	933	890
3.000% due 04/25/2052 ~	931	890

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	546	542
4.250% due 09/29/2046 «	976	1,003

La Hipotecaria Panamanian Mortgage Trust
3.508% due 11/24/2042 «•	624	623

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	271	271

Lehman XS Trust
1.097% due 11/25/2046 ^•	344	294

MASTR Adjustable Rate Mortgages Trust
0.787% due 05/25/2047 ^•	3	3
0.867% due 05/25/2047 ^•	450	398

MASTR Alternative Loan Trust
0.857% due 03/25/2036 ^•	963	93

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.097% due 11/15/2031 •	24	24

MFA Trust
1.381% due 04/25/2065 ~	397	392

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	1,101	1,079
2.750% due 11/25/2059 ~	615	604

OBX Trust
3.000% due 01/25/2052 ~	415	397

Residential Accredit Loans, Inc. Trust
0.857% due 12/25/2046 ^•	108	102
0.917% due 05/25/2037 ^•	20	17
0.997% due 05/25/2046 ^•	79	69
3.190% due 08/25/2035 ^~	153	70

Sequoia Mortgage Trust
1.149% due 10/19/2026 •	18	18
1.209% due 10/20/2027 •	3	3

Structured Asset Mortgage Investments Trust
1.109% due 09/19/2032 •	9	9

Thornburg Mortgage Securities Trust
2.886% due 10/25/2046 •	50	50

UBS-Barclays Commercial Mortgage Trust
1.085% due 04/10/2046 ~(a)	2,816	15

WaMu Mortgage Pass-Through Certificates Trust
1.457% due 07/25/2044 •	48	47
1.507% due 12/25/2045 •	274	251

Washington Mutual Mortgage Pass-Through Certificates Trust
0.861% due 12/25/2046 •	131	115

Total Non-Agency Mortgage-Backed Securities (Cost $31,489)		30,828

ASSET-BACKED SECURITIES 17.0%

ACE Securities Corp. Home Equity Loan Trust
0.737% due 07/25/2036 •	1,262	1,049

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aegis Asset-Backed Securities Trust
1.157% due 03/25/2035 •	$506	$503

Amortizing Residential Collateral Trust
1.157% due 10/25/2031 •	5	5

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.087% due 09/25/2028 •	8	8

Anchorage Capital CLO Ltd.
1.399% due 07/22/2032 •	500	497

Arbor Realty Commercial Real Estate Notes Ltd.
1.747% due 11/15/2036 •	1,400	1,387

Ares CLO Ltd.
1.309% due 04/22/2031 •	500	496

Carlyle U.S. CLO Ltd.
1.254% due 04/20/2031 •	600	596

Centex Home Equity Loan Trust
0.757% due 01/25/2032 •	9	9

CIFC Funding Ltd.
1.209% due 10/24/2030 •	1,000	994

Citigroup Mortgage Loan Trust
0.617% due 12/25/2036 •	641	420

Countrywide Asset-Backed Certificates
0.597% due 04/25/2047 •	117	114
0.707% due 02/25/2036 ~	611	598
0.707% due 03/25/2037 •	100	97

Crestline Denali CLO Ltd.
1.284% due 04/20/2030 •	1,700	1,698

EMC Mortgage Loan Trust
1.957% due 08/25/2040 •	30	30

Fremont Home Loan Trust
0.592% due 10/25/2036 •	502	473

GSAA Home Equity Trust
1.057% due 03/25/2037 •	198	101

GSAMP Trust
0.587% due 12/25/2046 •	445	287
0.597% due 12/25/2036 •	873	557

Home Equity Asset Trust
1.057% due 11/25/2032 •	3	2

HSI Asset Securitization Corp. Trust
0.597% due 01/25/2037 •	318	283

LCM LP
1.254% due 07/20/2030 •	2,000	1,979

MKS CLO Ltd.
1.254% due 07/20/2030 ~	200	200

Morgan Stanley ABS Capital, Inc. Trust
0.527% due 10/25/2036 •	439	267
0.587% due 01/25/2037 •	963	475

Morgan Stanley Mortgage Loan Trust
1.177% due 04/25/2037 •	536	208

Mountain View CLO LLC
1.331% due 10/16/2029 •	975	974

Option One Mortgage Loan Trust
0.597% due 01/25/2037 •	644	495

PRET LLC
1.744% due 07/25/2051 þ	3,818	3,636

Pretium Mortgage Credit Partners LLC
3.721% due 07/25/2051 þ	1,096	1,077

Residential Asset Securities Corp. Trust
0.707% due 11/25/2036 ^•	684	655

Saxon Asset Securities Trust
2.207% due 12/25/2037 •	189	181

Securitized Asset-Backed Receivables LLC Trust
1.102% due 01/25/2035 •	255	251

Sound Point CLO Ltd.
1.159% due 01/23/2029 •	5,071	5,075

Structured Asset Investment Loan Trust
1.077% due 01/25/2036 •	819	797
1.387% due 06/25/2035 •	2,000	1,962

Towd Point Mortgage Trust
1.457% due 05/25/2058 •	308	308
1.636% due 04/25/2060 ~	884	841
2.710% due 01/25/2060 ~	775	760

120	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United National Home Loan Owner Trust
6.910% due 03/25/2025 ^þ	$15	$15

Venture CLO Ltd.
1.154% due 10/20/2028 •	358	357
1.384% due 04/20/2032 •	600	597
1.538% due 08/28/2029 •	973	974

Vibrant CLO Ltd.
1.878% due 06/20/2029 •	963	963

Total Asset-Backed Securities (Cost $33,267)		33,251

SHORT-TERM INSTRUMENTS 2.2%

REPURCHASE AGREEMENTS (f) 1.2%

		2,386

U.S. TREASURY CASH MANAGEMENT BILLS 1.0%
0.498% due 06/21/2022 (d)(e)(j)	2,046	2,044

Total Short-Term Instruments (Cost $4,430)		4,430

Total Investments in Securities (Cost $327,565)		321,101

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.8%

SHORT-TERM INSTRUMENTS 1.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.8%

PIMCO Short-Term Floating NAV Portfolio III	355,316	$3,450

Total Short-Term Instruments (Cost $3,450)		3,450

Total Investments in Affiliates (Cost $3,450)		3,450

Total Investments 165.7% (Cost $331,015)		$324,551

Financial Derivative Instruments (h)(i) (0.0)% (Cost or Premiums, net $(798))		(23)

Other Assets and Liabilities, net (65.7)%		(128,648)

Net Assets 100.0%		$195,880

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Principal only security.

(c)	When-issued security.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$600	U.S. Treasury Bills 0.000% due 08/04/2022	$(612)	$600	$600
SGY	0.120	03/31/2022	04/01/2022	1,786	U.S. Treasury Notes 1.375% due 12/31/2028	(1,783)	1,786	1,786

Total Repurchase Agreements						$(2,395)	$2,386	$2,386

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	0.330%	03/17/2022	04/07/2022	$(2,641)	$(2,641)

Total Reverse Repurchase Agreements					$(2,641)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	121

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund	(Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Government Agencies (14.9)%
Ginnie Mae, TBA	3.000%	04/01/2052	$2,000	$(2,010)	$(1,977)
Ginnie Mae, TBA	4.500	04/01/2052	300	(327)	(319)
Uniform Mortgage-Backed Security, TBA	1.500	04/01/2037	5,000	(4,768)	(4,741)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2052	13,345	(13,221)	(13,055)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2052	8,850	(9,236)	(9,035)

Total U.S. Government Agencies				(29,562)	(29,127)

U.S. Treasury Obligations (0.9)%
U.S. Treasury Notes	1.375%	12/31/2028	1,900	(1,831)	(1,783)

Total Short Sales (15.8)%				$(31,393)	$(30,910)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(2,641)	$0	$0	$(2,641)	$2,589	$(52)
FICC	600	0	0	0	600	(612)	(12)
SGY	1,786	0	0		1,786	(1,783)	3

Master Securities Forward Transaction Agreement
BCY	0	0	0	(1,783)	(1,783)	0	(1,783)

Total Borrowings and Other Financing Transactions	$2,386	$(2,641)	$0	$(1,783)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(2,641)	$0	$0	$(2,641)

Total Borrowings	$0	$(2,641)	$0	$0	$(2,641)

Payable for reverse repurchase agreements					$(2,641)

(g)	Securities with an aggregate market value of $2,589 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(4,207) at a weighted average interest rate of 0.082%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $7 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2022	50	$5,734	$(146)	$7	$0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	24	3,251	(111)	10	0

				$(257)	$17	$0

122	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2022	32	$(3,932)	$111	$0	$(8)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	8	(1,417)	41	0	(8)

				$152	$0	$(16)

Total Futures Contracts				$(105)	$17	$(16)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(1)	1-Day USD-Federal Funds Rate Compounded-OIS	0.200%	Annual	04/29/2023	$ 7,200	$0	$121	$121	$0	$(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028	5,119	20	(301)	(281)	5	0
Pay	1-Day USD-SOFR Compounded-OIS	1.225	Annual	12/20/2031	1,100	0	(83)	(83)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	1.180	Annual	12/21/2031	3,100	0	(246)	(246)	10	0
Receive	1-Day USD-SOFR Compounded-OIS	1.758	Annual	03/16/2032	2,100	12	54	66	0	(7)
Pay(1)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032	2,100	(135)	(40)	(175)	7	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	1.840	Annual	07/15/2032	3,600	0	103	103	0	(12)
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023	26,500	18	562	580	0	(1)
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2024	19,000	150	790	940	0	(3)
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	03/03/2025	16,300	16	549	565	2	0
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026	32,300	51	2,578	2,629	3	0
Receive	3-Month USD-LIBOR	0.834	Semi-Annual	08/10/2026	1,000	0	70	70	0	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028	6,200	(341)	(358)	(699)	4	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028	6,300	44	(393)	(349)	5	0
Receive	3-Month USD-LIBOR	1.068	Semi-Annual	02/10/2031	1,000	4	103	107	0	(3)
Receive	3-Month USD-LIBOR	1.400	Semi-Annual	03/02/2031	200	0	16	16	0	(1)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	03/02/2031	600	4	40	44	0	(2)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031	1,300	(28)	(146)	(174)	3	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	5,100	(472)	(226)	(698)	15	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	4,400	113	480	593	0	(10)
Receive	3-Month USD-LIBOR	1.410	Semi-Annual	07/21/2031	1,000	(6)	88	82	0	(3)
Pay	3-Month USD-LIBOR	1.850	Semi-Annual	09/22/2031	800	0	(37)	(37)	2	0
Receive	3-Month USD-LIBOR	1.988	Semi-Annual	02/09/2032	500	3	13	16	0	(2)
Receive	3-Month USD-LIBOR	2.008	Semi-Annual	02/09/2032	900	4	26	30	0	(3)

Total Swap Agreements						$(543)	$3,763	$3,220	$59	$(48)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$17	$59	$76	$0	$(16)	$(48)	$ (64)

Cash of $1,692 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	123

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund	(Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.385%	06/06/2022	500	$5	$4
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.451	06/06/2022	1,200	11	7
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.553	06/13/2022	3,000	6	15
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.698	06/14/2022	3,000	5	10
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.658	06/15/2022	3,000	5	11
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.313	07/06/2022	18,300	71	238

BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/05/2024	5,000	33	60

CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/09/2024	4,100	30	50

DUB	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.821	06/06/2022	700	6	4
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/07/2024	5,000	36	60
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/28/2024	2,000	16	25
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	03/04/2024	2,000	15	25

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.030	06/06/2022	1,500	16	17
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.314	06/06/2022	1,700	18	16

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400	04/01/2022	16,300	19	582
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	05/02/2022	16,300	19	556
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.795	06/06/2022	1,600	15	8
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.812	06/06/2022	1,000	10	5
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.314	06/06/2022	2,000	18	19
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.373	06/06/2022	1,700	16	14
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.436	06/06/2022	1,000	10	7

NGF	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.943	06/06/2022	300	3	3

							$ 383	$1,736

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	$96.750	05/05/2022	2,000	$12	$37
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	97.156	05/05/2022	2,000	13	43
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	97.250	05/05/2022	2,000	12	45
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	94.844	06/06/2022	1,800	13	20
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	94.891	06/06/2022	1,800	13	20

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	96.594	04/06/2022	2,000	9	24
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.852	04/06/2022	500	4	17
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.078	04/06/2022	1,000	7	36
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.586	04/06/2022	2,100	16	87
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.844	04/06/2022	1,500	8	45
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.867	05/05/2022	1,000	8	24
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.984	05/05/2022	1,000	8	25
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.484	05/05/2022	1,000	8	30

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	97.297	05/05/2022	2,000	13	45

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	96.578	04/06/2022	2,500	10	29
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	96.516	05/05/2022	2,500	14	41
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	96.719	05/05/2022	2,000	12	36
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.766	04/06/2022	1,000	6	29
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.875	04/06/2022	1,000	6	30
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.922	05/05/2022	1,000	9	25
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.539	05/05/2022	1,000	8	30

					$209	$718

Total Purchased Options					$592	$2,454

124	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.503%	06/13/2022	1,500	$ (10)	$(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.648	06/14/2022	1,500	(8)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.608	06/15/2022	1,600	(9)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.263	07/06/2022	10,200	(80)	(13)

CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.767	05/05/2022	1,200	(13)	(42)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.788	05/05/2022	1,300	(14)	(43)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.869	05/05/2022	1,200	(12)	(33)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.875	05/05/2022	1,000	(10)	(27)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.198	06/06/2022	1,200	(13)	(16)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.204	06/06/2022	1,200	(13)	(16)

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.760	05/05/2022	1,200	(12)	(42)

							$ (194)	$(245)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	$99.266	06/06/2022	3,500	$(16)	$(14)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.125	04/06/2022	2,200	(11)	(73)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.406	04/06/2022	1,500	(7)	(54)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.063	04/06/2022	2,500	(10)	(66)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.125	04/06/2022	1,500	(6)	(40)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.508	04/06/2022	2,000	(8)	(61)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	97.141	06/06/2022	2,500	(16)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.359	05/05/2022	3,000	(12)	(60)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.336	06/06/2022	2,500	(11)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.516	06/06/2022	1,000	(6)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.781	06/06/2022	3,500	(15)	(19)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	99.141	06/06/2022	3,500	(15)	(23)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	96.406	06/06/2022	3,500	(22)	(27)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.617	06/06/2022	1,000	(6)	(13)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	98.406	06/06/2022	3,500	(19)	(24)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.617	06/06/2022	1,000	(4)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.852	04/06/2022	500	(2)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.078	04/06/2022	1,000	(4)	(26)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.352	04/06/2022	500	(3)	(15)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.453	04/06/2022	2,000	(8)	(60)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.547	04/06/2022	2,100	(8)	(65)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.578	04/06/2022	1,000	(6)	(31)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.586	04/06/2022	2,100	(8)	(66)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.086	04/06/2022	2,100	(11)	(77)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.391	05/05/2022	500	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.469	05/05/2022	1,000	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.617	05/05/2022	500	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	97.141	06/06/2022	4,000	(24)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.844	04/06/2022	1,500	(4)	(30)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.344	04/06/2022	1,500	(6)	(37)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.414	04/06/2022	1,500	(5)	(39)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.766	05/05/2022	500	(3)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.867	05/05/2022	1,000	(5)	(16)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.914	05/05/2022	1,000	(5)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.984	05/05/2022	1,000	(5)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.102	05/05/2022	500	(3)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.367	05/05/2022	1,000	(7)	(20)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.484	05/05/2022	2,000	(11)	(42)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.984	05/05/2022	1,000	(6)	(25)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2052	101.781	04/06/2022	3,000	(10)	(48)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.625	06/06/2022	1,500	(9)	(9)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	100.625	06/06/2022	1,500	(6)	(6)

MSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.453	06/06/2022	1,500	(9)	(18)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.453	06/06/2022	1,500	(7)	(5)
	Put - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	101.109	04/14/2022	2,500	(11)	(57)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.906	04/06/2022	2,000	(8)	(49)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.000	04/06/2022	2,000	(8)	(51)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.094	04/06/2022	2,500	(10)	(66)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	125

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund	(Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	$96.141	06/06/2022	2,500	$(16)	$(18)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.531	05/05/2022	1,500	(8)	(21)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.625	05/05/2022	1,000	(6)	(15)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	99.145	06/06/2022	3,500	(14)	(23)

SAL	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.242	06/06/2022	1,300	(5)	(5)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.281	06/06/2022	2,000	(9)	(8)
	Call - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	101.191	04/14/2022	1,000	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.199	04/06/2022	500	(2)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.625	04/06/2022	1,500	(6)	(33)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.656	04/06/2022	1,000	(4)	(22)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.344	04/06/2022	1,000	(4)	(29)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.391	04/06/2022	500	(2)	(15)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.406	04/06/2022	1,500	(6)	(45)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.484	04/06/2022	1,500	(6)	(46)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.531	04/06/2022	1,000	(4)	(31)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.563	04/06/2022	300	(1)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.188	04/06/2022	1,000	(4)	(38)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	96.344	05/05/2022	1,000	(6)	(15)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.344	05/05/2022	1,000	(4)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.508	05/05/2022	500	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.523	05/05/2022	1,000	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	99.008	05/05/2022	500	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	96.031	06/06/2022	500	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.766	04/06/2022	1,000	(3)	(19)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.875	04/06/2022	1,000	(3)	(20)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.266	04/06/2022	1,000	(5)	(24)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.375	04/06/2022	1,000	(4)	(25)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.875	04/06/2022	500	(1)	(15)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.781	05/05/2022	1,000	(5)	(16)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.922	05/05/2022	1,000	(5)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.047	05/05/2022	1,500	(7)	(27)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.422	05/05/2022	1,000	(7)	(21)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.539	05/05/2022	2,000	(9)	(43)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.594	05/05/2022	1,000	(4)	(22)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.039	05/05/2022	1,000	(6)	(26)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.781	05/05/2022	1,000	(4)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2052	101.719	04/06/2022	3,500	(10)	(53)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2052	102.141	04/06/2022	500	(1)	(10)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2052	101.000	05/05/2022	1,000	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2052	101.609	05/05/2022	3,500	(14)	(65)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.328	06/06/2022	2,000	(10)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.625	06/06/2022	1,500	(9)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	99.500	06/06/2022	1,500	(6)	(12)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	100.625	06/06/2022	1,500	(6)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	101.500	06/06/2022	1,500	(4)	(2)

					$(653)	$(2,280)

Total Written Options					$(847)	$(2,525)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.780%	Quarterly	05/10/2022	$	6,000	$0	$19	$19	$0
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.810	Quarterly	05/17/2022		6,000	0	17	17	0

								$0	$36	$36	$0

Total Swap Agreements								$0	$36	$36	$0

126	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$450	$0	$450	$0	$(462)	$0	$(462)	$(12)	$0	$(12)
BPS	0	60	0	60	0	0	0	0	60	0	60
CBK	0	50	0	50	0	(177)	0	(177)	(127)	0	(127)
DUB	0	114	0	114	0	0	0	0	114	0	114
GLM	0	33	0	33	0	(42)	0	(42)	(9)	0	(9)
JPM	0	288	0	288	0	(760)	0	(760)	(472)	677	205
JPS	0	0	36	36	0	0	0	0	36	(280)	(244)
MSC	0	45	0	45	0	(323)	0	(323)	(278)	262	(16)
MYC	0	1,191	0	1,191	0	0	0	0	1,191	(1,080)	111
NGF	0	3	0	3	0	0	0	0	3	0	3
SAL	0	220	0	220	0	(761)	0	(761)	(541)	543	2

Total Over the Counter	$0	$2,454	$36	$2,490	$0	$(2,525)	$0	$(2,525)

(j)

Securities with an aggregate market value of $1,482 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$17	$17
Swap Agreements	0	0	0	0	59	59

	$0	$0	$0	$0	$76	$76

Over the counter
Purchased Options	$0	$0	$0	$0	$2,454	$2,454
Swap Agreements	0	0	0	0	36	36

	$0	$0	$0	$0	$2,490	$2,490

	$0	$0	$0	$0	$2,566	$2,566

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$16	$16
Swap Agreements	0	0	0	0	48	48

	$0	$0	$0	$0	$64	$64

Over the counter
Written Options	$0	$0	$0	$0	$2,525	$2,525

	$0	$0	$0	$0	$2,589	$2,589

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	127

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund	(Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	(260)	(260)
Swap Agreements	0	0	0	0	116	116

	$0	$0	$0	$0	$(142)	$(142)

Over the counter
Purchased Options	$0	$0	$0	$0	$(286)	$(286)
Written Options	0	0	0	0	1,341	1,341
Swap Agreements	0	0	0	0	658	658

	$0	$0	$0	$0	$1,713	$1,713

	$0	$0	$0	$0	$1,571	$1,571

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(45)	$(45)
Swap Agreements	0	0	0	0	2,620	2,620

	$0	$0	$0	$0	$2,575	$2,575

Over the counter
Purchased Options	$0	$0	$0	$0	$1,472	$1,472
Written Options	0	0	0	0	(1,390)	(1,390)
Swap Agreements	0	0	0	0	139	139

	$0	$0	$0	$0	$221	$221

	$0	$0	$0	$0	$2,796	$2,796

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$273	$0	$273
U.S. Government Agencies	0	245,949	0	245,949
U.S. Treasury Obligations	0	6,370	0	6,370
Non-Agency Mortgage-Backed Securities	0	28,660	2,168	30,828
Asset-Backed Securities	0	33,251	0	33,251
Short-Term Instruments
Repurchase Agreements	0	2,386	0	2,386
U.S. Treasury Cash Management Bills	0	2,044	0	2,044

	$0	$318,933	$2,168	$321,101

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,450	$0	$0	$3,450

Total Investments	$3,450	$318,933	$2,168	$324,551

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(29,127)	$0	$(29,127)
U.S. Treasury Obligations	0	(1,783)	0	(1,783)

	$0	$(30,910)	$0	$(30,910)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	76	0	76
Over the counter	0	2,490	0	2,490

	$0	$2,566	$0	$2,566

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(64)	0	(64)
Over the counter	(33)	(2,492)	0	(2,525)

	$(33)	$(2,556)	$0	$(2,589)

Total Financial Derivative Instruments	$(33)	$10	$0	$(23)

Totals	$3,417	$288,033	$2,168	$293,618

128	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2022:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(1)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$2,568	$0	$(231)	$(2)	$(7)	$(160)	$0	$0	$2,168	$(149)

Totals	$2,568	$0	$(231)	$(2)	$(7)	$(160)	$0	$0	$2,168	$(149)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$2,168	Proxy Pricing	Base Price	101.064 - 104.564	102.889

Total	$2,168

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	129

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 154.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		$1,265	$1,179

Total Loan Participations and Assignments (Cost $1,250)			1,179

CORPORATE BONDS & NOTES 0.4%

BANKING & FINANCE 0.4%

Alpha Bank SA
2.500% due 02/05/2023	EUR	2,600	2,926

Banca Carige SpA
0.971% (EUR003M + 1.500%) due 05/25/2022 ~		2,400	2,657

Banco La Hipotecaria SA
4.750% due 11/15/2022		$15,000	15,206

Preferred Term Securities Ltd.
1.126% (US0003M + 0.300%) due 03/22/2037 ~		254	225
1.126% (US0003M + 0.300%) due 09/22/2037 ~		2,519	2,355
1.176% (US0003M + 0.350%) due 03/22/2038 ~		1,414	1,315
1.206% (US0003M + 0.380%) due 09/23/2035 ~		143	142
1.406% (US0003M + 0.580%) due 03/23/2035 ~		4,000	3,640

			28,466

INDUSTRIALS 0.0%

GlaxoSmithKline Capital, Inc.
3.625% due 05/15/2025		1,600	1,636

Times Square Hotel Trust
8.528% due 08/01/2026		1,967	2,008

			3,644

Total Corporate Bonds & Notes (Cost $30,302)			32,110

U.S. GOVERNMENT AGENCIES 75.7%

Fannie Mae
0.000% due 01/25/2033 - 05/25/2048 (b)(f)		15,381	13,015
0.200% due 02/25/2043 •(a)		4,436	32
0.243% due 01/25/2044 ~(a)		1,747	15
0.448% due 09/25/2022 ~(a)		11,824	0
1.000% due 06/25/2043 •(a)		3,655	214
1.057% due 02/25/2024 •		1	1
1.307% due 07/25/2038 •		300	308
1.426% due 04/25/2046 ~(a)		1,419	77
1.428% due 10/25/2046 ~(a)		380	16
1.492% due 07/25/2044 ~(a)		1,549	67
1.500% due 03/25/2042		2,478	2,317
1.528% due 07/25/2052 ~(a)		1,141	43
1.537% due 01/25/2045 ~(a)		1,134	52
1.541% due 03/25/2045 ~(a)		2,280	101
1.572% due 03/25/2060 ~(a)		23,730	1,050
1.656% due 08/25/2055 ~(a)		1,073	54
1.662% due 12/01/2034 •		137	141
1.681% due 07/25/2044 ~(a)		1,190	46
1.691% due 04/25/2055 ~(a)		1,835	79
1.710% due 08/25/2054 ~(a)		776	48
1.747% due 02/25/2062 ~(a)		33,537	1,893
1.761% due 09/25/2061 ~(a)		13,988	871
1.771% due 08/25/2044 ~(a)		871	42
1.780% due 09/01/2043 •		1,854	1,909
1.873% due 09/25/2045 ~(a)		1,254	56
1.882% due 07/25/2045 ~(a)		4,842	242
1.971% due 01/01/2035 •		140	144
2.000% due 12/25/2042 - 02/25/2052		1,314	1,293
2.100% due 01/01/2047 •		111	109
2.229% due 06/01/2035 •		18	18

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.251% due 01/25/2031 ~(a)	$10,032	$1,252
2.313% due 01/01/2035 •	381	399
2.451% due 02/25/2052 •(a)	897,932	36,784
2.500% due 12/25/2027 - 09/25/2051 (a)	67,854	7,424
2.540% due 08/01/2026	11,064	10,865
2.551% due 05/25/2051 •(a)	8,809	391
2.600% due 09/01/2024 (h)	15,400	15,444
2.750% due 08/25/2047 •(a)	32,990	2,181
3.000% due 09/25/2022 - 03/01/2057	14,716	14,188
3.000% due 03/25/2023 - 11/25/2051 (a)	185,227	24,692
3.000% due 02/01/2057 - 07/01/2060 (h)	119,028	118,067
3.225% due 04/01/2048 •	208	210
3.255% due 05/01/2047 •	750	759
3.291% due 05/25/2042 ~	23	23
3.348% due 08/25/2043 ~	25	26
3.430% due 03/01/2033	1,000	1,030
3.500% due 10/25/2027 - 05/25/2051 (a)	205,421	33,941
3.500% due 05/25/2042 - 10/25/2042	940	929
3.514% due 08/01/2049 •	5,133	5,251
3.543% due 01/25/2033 •	3,525	3,055
3.575% due 02/01/2026	12,198	12,316
3.627% due 12/01/2048 •	1,890	1,942
3.693% due 02/25/2033 •	2,183	2,040
3.725% due 06/01/2048 •	140	139
3.750% due 05/25/2033 - 01/25/2044	39	40
3.884% due 07/25/2044 ~(a)	22,670	1,643
3.975% due 06/01/2048 •	117	117
4.000% due 01/25/2033 - 09/25/2051 (a)	153,138	27,210
4.000% due 06/01/2033 - 06/25/2042	2,769	2,917
4.000% due 05/25/2050 «	11,312	11,272
4.050% due 12/01/2028	3,665	3,890
4.154% due 01/25/2043 •	46	42
4.500% due 02/01/2038 - 04/01/2059	8,872	9,470
4.500% due 11/25/2044 - 07/25/2050 (a)	10,430	1,606
4.543% due 06/25/2050 •(a)	10,435	1,605
4.769% due 03/25/2047 •	256	247
4.852% due 03/25/2043 •	8,935	8,341
5.000% due 11/01/2033 - 07/25/2040	185	203
5.000% due 01/25/2043 •	38	44
5.000% due 06/25/2050 (a)	3,204	531
5.143% due 06/25/2044 •(a)	4,097	504
5.152% due 03/25/2033 •	11,009	9,904
5.335% due 05/25/2051 ~	7,707	7,700
5.493% due 10/25/2043 - 01/25/2050 •(a)	16,402	3,229
5.500% due 02/25/2029 (a)	6	1
5.500% due 01/25/2032 ~(a)	124	15
5.500% due 12/25/2034 - 11/01/2036	2,192	2,326
5.503% due 12/25/2036 •(a)	373	49
5.539% due 01/25/2043 •	55	50
5.543% due 05/25/2046 - 11/25/2049 •(a)	98,265	16,883
5.543% due 09/25/2046 ~(a)	4,486	809
5.563% due 09/25/2049 •(a)	4,869	594
5.593% due 10/25/2042 - 07/25/2059 •(a)	79,352	14,043
5.593% due 11/25/2046 - 06/25/2049 ~(a)	5,151	627
5.643% due 06/25/2037 - 06/25/2050 •(a)	58,659	10,108
5.643% due 07/25/2050 ~(a)	25,265	3,459
5.693% due 09/25/2041 - 01/25/2049 •(a)	30,548	4,770
5.693% due 03/25/2043 - 09/25/2047 ~(a)	16,384	2,812
5.743% due 06/25/2040 - 05/25/2048 •(a)	30,603	5,151
5.743% due 11/25/2044 ~(a)	3,121	554

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.743% due 05/25/2048 •	$7,818	$7,395
5.793% due 08/25/2041 - 02/25/2043 •(a)	22,046	2,682
5.973% due 03/25/2042 •(a)	1,092	220
6.000% due 04/25/2032 - 02/25/2033 (a)	237	37
6.000% due 02/25/2034	106	115
6.000% due 10/25/2046 ~(a)	8,955	893
6.013% due 06/25/2048 ~	2,849	391
6.143% due 09/25/2040 - 09/25/2042 •(a)	6,015	1,012
6.193% due 05/25/2036 •(a)	886	172
6.243% due 10/25/2026 - 08/25/2040 •(a)	1,543	103
6.263% due 09/25/2037 ~(a)	2,291	186
6.293% due 09/25/2039 •(a)	77	10
6.300% due 06/25/2031 ~	16	16
6.343% due 12/25/2032 - 11/25/2036 •(a)	2,441	379
6.443% due 04/25/2038 •(a)	516	84
6.500% due 04/25/2038 (a)	269	74
6.643% due 10/25/2034 •(a)	982	116
7.000% due 12/25/2023 - 03/25/2049	73	83
7.159% due 08/25/2033 •	511	521
7.243% due 08/25/2034 •(a)	442	58
7.472% due 12/25/2042 - 10/25/2043 •	2,785	2,784
8.795% due 11/25/2042 - 10/25/2045 •	2,486	2,353
8.837% due 05/25/2043 •	517	561
9.187% due 06/25/2043 •	2,289	2,345
9.339% due 11/25/2041 •	905	896
11.348% due 01/25/2041 •	3,756	4,264
11.747% due 03/25/2040 •	103	119
16.619% due 09/25/2024 •	4	4
18.508% due 09/25/2023 ~	1	1
23.694% due 12/25/2036 •	49	58

Fannie Mae, TBA
3.000% due 06/01/2040	173,300	168,922

Freddie Mac
0.000% due 05/15/2022 - 08/15/2057 (b)(f)	120,784	99,614
0.456% due 10/15/2038 •	3,640	3,672
0.527% due 12/25/2036 •	23,899	22,182
0.540% due 08/25/2022 ~(a)	42,665	12
0.604% due 07/25/2024 ~(a)	133,773	1,236
0.774% due 09/25/2022 ~(a)	38,579	89
0.910% due 04/25/2034 ~(a)	134,197	10,555
1.197% due 10/15/2037 ~(a)	368	14
1.298% due 10/15/2037 ~(a)	141	4
1.476% due 05/15/2037 ~(a)	278	11
1.620% due 10/15/2041 ~(a)	659	26
1.679% due 02/15/2038 ~(a)	16,491	750
1.722% due 08/15/2041 ~(a)	331	13
1.761% due 03/15/2037 ~(a)	383	20
1.808% due 08/15/2036 ~(a)	556	16
1.813% due 02/15/2038 ~(a)	697	28
1.814% due 11/15/2038 ~(a)	1,056	44
1.825% due 10/15/2038 ~(a)	4,860	279
1.860% due 04/15/2047 •(a)	13,531	835
1.865% due 01/15/2038 ~(a)	3,417	198
1.946% due 11/15/2036 ~(a)	996	60
1.990% due 08/15/2047 ~(a)	17,343	800
2.000% due 04/25/2031 - 01/25/2051 (a)	70,084	7,758
2.010% due 06/15/2038 ~(a)	776	44
2.466% due 07/15/2035 •	3,851	3,851
2.500% due 09/15/2027 - 03/25/2051 (a)	101,492	11,750
2.645% due 12/25/2047 ~	479	478
2.679% due 10/25/2046 ~	1,483	1,418
2.700% due 08/01/2023	16,624	16,609
2.750% due 11/25/2029	46,860	46,467
2.750% due 07/15/2047 •(a)	24,870	2,126
3.000% due 04/15/2027 - 06/25/2051 (a)	300,660	42,537
3.000% due 05/15/2034 ~(a)	655	49
3.000% due 09/25/2045 - 12/25/2046	3,193	3,094

130	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.210% due 09/25/2024 ~	$13,400	$11,857
3.314% due 12/15/2027 ~(a)	898	52
3.401% due 03/25/2052 •(a)	23,971	1,425
3.500% due 01/15/2032 - 08/25/2051 (a)	167,957	26,353
3.500% due 01/01/2038 - 04/15/2054	23,458	23,576
3.500% due 10/15/2047 ~(a)	1,014	177
4.000% due 02/15/2031 - 06/01/2048	77,335	79,491
4.000% due 01/15/2033 •	5,156	4,779
4.000% due 03/15/2042 - 06/25/2051 (a)	167,956	32,877
4.000% due 05/15/2049 ~(a)	625	96
4.103% due 08/15/2040 •(a)	1,896	154
4.125% due 06/15/2041 þ	7,696	8,054
4.200% due 11/15/2048 •(a)	177,975	12,795
4.451% due 12/15/2048 ~	6,443	6,408
4.454% due 12/15/2042 •	91	68
4.500% due 08/01/2030 - 06/01/2048	3,695	3,909
4.500% due 07/15/2042 - 07/25/2051 (a)	87,233	14,199
4.603% due 04/15/2042 ~(a)	1,734	195
4.864% due 10/15/2042 •	923	746
4.924% due 01/15/2043 •	329	288
5.000% due 10/15/2042 •	377	378
5.000% due 09/15/2046 ~(a)	997	175
5.000% due 05/25/2048 (a)	7,084	1,076
5.000% due 03/01/2049 (h)	25,365	27,279
5.104% due 03/15/2045 •	245	218
5.123% due 11/15/2042 •	297	219
5.405% due 02/15/2033 - 05/15/2033 •	3,738	3,371
5.493% due 09/15/2043 •(a)	10,746	1,750
5.500% due 02/15/2033 - 01/01/2038	966	1,047
5.500% due 05/15/2041 •	32	33
5.543% due 04/25/2048 - 11/25/2049 •(a)	24,963	4,850
5.593% due 04/25/2049 - 06/25/2050 •(a)	74,130	11,604
5.593% due 11/25/2049 ~(a)	19,109	3,948
5.603% due 10/15/2036 - 08/15/2042 •(a)	25,231	4,263
5.643% due 06/25/2050 - 08/25/2050 •(a)	36,617	6,679
5.643% due 07/25/2050 ~(a)	3,213	574
5.653% due 08/15/2041 ~(a)	2,321	374
5.653% due 11/15/2043 - 09/15/2044 •(a)	6,945	1,087
5.693% due 05/25/2050 - 06/25/2050 •(a)	33,227	6,181
5.703% due 12/15/2042 - 02/15/2044 •(a)	11,431	2,310
5.743% due 07/25/2050 ~(a)	30,302	6,154
5.753% due 08/15/2025 - 10/15/2048 •(a)	36,917	5,385
5.753% due 05/15/2048 ~(a)	3,202	453
5.803% due 01/15/2033 - 06/15/2048 •(a)	23,178	3,103
5.803% due 08/15/2042 ~(a)	796	122
6.000% due 07/15/2035	542	661
6.000% due 03/15/2044 (a)	296	67
6.033% due 02/15/2037 •(a)	525	77
6.201% due 12/25/2050 •(a)	8,680	2,148
6.203% due 01/15/2041 •(a)	379	53
6.253% due 02/15/2032 - 03/15/2035 •(a)	836	70
6.259% due 04/15/2032 •(a)	1,695	178
6.303% due 09/15/2026 - 07/15/2042 •(a)	2,165	337
6.353% due 03/15/2037 •(a)	519	79
7.000% due 03/01/2039	23	25
7.006% due 07/15/2043 •	12	12
7.029% due 01/15/2033 ~	1,251	1,183
7.181% due 12/15/2042 •	1,180	1,058
7.327% due 12/15/2023 •(a)	92	4
7.500% due 06/15/2042 •	632	739
7.603% due 06/15/2031 •(a)	117	16
7.677% due 09/17/2032 •	13	13

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.468% due 05/15/2043 •	$591	$578
8.610% due 05/15/2024 •(a)	63	4
8.795% due 07/15/2037 - 08/15/2045 •	5,307	5,057
9.107% due 01/15/2041 •	839	904
9.239% due 09/15/2041 •	659	618
9.657% due 10/25/2027 •	247	252
10.750% due 03/25/2025 •	380	386
11.652% due 05/15/2035 •	247	253
11.782% due 05/15/2033 •	10	11
12.207% due 05/15/2033 •	5	5
13.270% due 02/15/2041 •	111	132
14.352% due 04/15/2043 •	362	410
14.967% due 10/15/2033 ~	191	215
15.078% due 05/15/2041 •	842	882
15.552% due 11/15/2034 ~	7	8
18.235% due 10/15/2023 •	7	7

Ginnie Mae
0.000% due 06/20/2040 - 11/16/2045 (b)(f)	29,092	26,080
0.000% due 04/16/2053 ~(a)	230	0
0.024% due 08/16/2048 ~(a)	2,831	6
0.146% due 12/20/2042 ~	426	374
0.151% due 05/16/2050 ~(a)	813	2
0.556% due 11/20/2060 •	813	811
0.606% due 03/20/2061 •	310	309
0.626% due 08/20/2062 •	505	505
0.699% due 03/20/2041 •	495	493
1.211% due 09/20/2045 ~(a)	1,917	39
1.262% due 11/20/2045 ~(a)	1,445	47
1.274% due 08/20/2047 ~(a)	5,194	189
1.275% due 08/20/2045 ~(a)	891	19
1.277% due 12/20/2045 - 11/20/2046 ~(a)	7,341	227
1.284% due 06/20/2046 ~(a)	3,522	145
1.289% due 05/20/2047 ~(a)	9,267	406
1.339% due 10/20/2046 ~(a)	5,229	198
1.345% due 11/20/2046 ~(a)	450	23
1.356% due 07/20/2046 ~(a)	6,097	209
1.361% due 01/20/2047 ~(a)	6,019	183
1.376% due 06/20/2043 ~(a)	1,299	45
1.391% due 07/20/2041 ~(a)	1,627	55
1.399% due 05/20/2040 ~(a)	5,536	198
1.419% due 06/20/2042 ~(a)	1,434	48
1.469% due 06/20/2042 ~(a)	1,358	36
1.488% due 04/20/2043 ~(a)	8,882	340
1.625% due 08/20/2045 •	775	789
1.722% due 05/16/2053 ~(a)	64	2
1.750% due 10/20/2044 •	1,075	1,095
2.500% due 10/20/2047 •(a)	8,374	562
2.500% due 09/20/2050 (a)	6,469	332
2.831% due 06/20/2049 •(a)	20,290	802
2.851% due 03/20/2048 •(a)	15,287	683
3.000% due 02/20/2043 - 02/20/2052 (a)	28,042	2,754
3.000% due 09/20/2046 - 11/20/2067	47,832	47,217
3.341% due 02/20/2049 •(a)	27,488	1,736
3.500% due 03/20/2042 - 02/20/2052	54,733	55,390
3.500% due 11/20/2042 - 09/20/2046 (a)	6,817	1,223
3.500% due 01/20/2052 «	7,634	7,534
4.000% due 07/20/2039 - 09/20/2050	38,498	39,732
4.000% due 10/16/2044 (a)	1,296	154
4.000% due 11/20/2046 •	325	320
4.000% due 03/20/2047 (h)	16,533	17,122
4.500% due 07/20/2039 - 09/20/2048	10,457	10,881
4.500% due 12/16/2041 - 05/20/2043 (a)	1,465	210
5.000% due 08/20/2034 - 01/20/2049	1,576	1,664
5.000% due 05/16/2043 (a)	981	162
5.000% due 06/20/2045 - 08/20/2045 •	1,755	1,678
5.091% due 05/20/2049 •(a)	5,097	526
5.101% due 09/20/2043 ~(a)	1,363	133
5.101% due 01/20/2044 •	967	967

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 02/20/2034 - 04/20/2040	$174	$186
5.601% due 04/20/2046 - 09/20/2049 •(a)	54,056	8,071
5.619% due 06/16/2039 •(a)	1,010	76
5.651% due 01/20/2035 - 12/20/2048 •(a)	9,564	1,261
5.669% due 11/16/2034 •(a)	417	36
5.671% due 12/20/2035 •(a)	14,765	1,419
5.751% due 10/20/2047 ~(a)	10,675	1,485
5.751% due 06/20/2048 - 09/20/2048 •(a)	5,076	674
5.769% due 03/16/2035 •(a)	2,725	189
5.801% due 04/20/2048 •	6,887	7,174
5.969% due 01/16/2038 •(a)	1,706	86
6.000% due 07/20/2038 - 06/20/2041	295	326
6.019% due 02/16/2040 •(a)	2,086	247
6.131% due 10/20/2033 •(a)	625	23
6.251% due 05/20/2041 •(a)	1,835	203
6.500% due 03/15/2035	504	554
8.703% due 12/20/2040 •	1,212	1,214
8.795% due 09/20/2045 •	323	281
15.784% due 10/20/2045 •	610	653

Ginnie Mae, TBA
2.500% due 04/01/2052	6,850	6,644
3.000% due 04/01/2052	22,000	21,745
3.500% due 04/01/2052 - 05/01/2052	27,620	27,736
4.000% due 04/01/2052 - 06/01/2052	228,284	232,257
4.500% due 04/01/2052	44,880	46,409

Uniform Mortgage-Backed Security
2.000% due 04/01/2036 (h)	59,129	57,516
2.500% due 01/01/2033 - 09/01/2051	80,812	77,289
2.500% due 12/01/2050 - 09/01/2051 (h)	465,857	446,004
3.000% due 04/01/2031 - 12/01/2051	144,256	142,248
3.000% due 02/01/2040 - 12/01/2051 (h)	1,028,589	1,012,140
3.500% due 10/01/2034 - 06/01/2051	83,247	84,935
3.500% due 11/01/2049 - 06/01/2051 (h)	142,645	144,255
4.000% due 12/01/2036 - 08/01/2049	145,867	151,478
4.000% due 04/01/2037 - 11/01/2049 (h)	104,312	107,141
4.500% due 04/01/2031 - 04/01/2049	22,221	23,497
4.500% due 01/01/2049 (h)	2,347	2,464
5.000% due 06/01/2048 - 03/01/2049	6,884	7,315
6.000% due 05/01/2049	1,654	1,777

Uniform Mortgage-Backed Security, TBA
1.500% due 04/01/2052	40,500	36,151
2.500% due 04/01/2037 - 05/01/2052	231,950	221,194
3.000% due 04/01/2037 - 05/01/2052	214,475	210,504
3.500% due 04/01/2037 - 06/01/2052	1,034,167	1,033,195
4.000% due 04/01/2037	181,900	186,924
5.000% due 04/01/2052	800	842
6.000% due 04/01/2052	200	213

Total U.S. Government Agencies (Cost $6,108,785)		5,811,120

U.S. TREASURY OBLIGATIONS 8.0%

U.S. Treasury Notes
1.750% due 05/31/2022 (j)	891	893
1.750% due 07/15/2022 (j)	2,640	2,648
1.750% due 09/30/2022	57,200	57,398
1.750% due 01/31/2023 (j)(l)	25,350	25,395
1.875% due 08/31/2022 (j)	57,200	57,425
1.875% due 02/15/2032 (h)	75,000	72,035

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	131

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 07/31/2022 (j)(l)		$37,392	$37,544
2.000% due 10/31/2022 (h)(l)		64,100	64,390
2.000% due 11/30/2022 (j)(l)		14,233	14,296
2.250% due 08/15/2027 (l)		21,700	21,471
2.375% due 01/31/2023 (j)(l)		61,800	62,227
2.375% due 05/15/2029 (l)		75,500	75,302
2.500% due 03/31/2023 (j)(l)		45,750	46,102
2.625% due 06/30/2023 (j)(l)		25,000	25,213
2.625% due 02/15/2029 (l)		42,420	42,939
2.750% due 06/30/2025 (j)(l)		5,100	5,135
2.750% due 02/15/2028 (j)(l)		3,300	3,352

Total U.S. Treasury Obligations (Cost $618,029)			613,765

NON-AGENCY MORTGAGE-BACKED SECURITIES 41.8%

Adjustable Rate Mortgage Trust
1.407% due 09/25/2035 •		3,641	3,456
1.607% due 02/25/2035 •		7,678	7,401

American Home Mortgage Assets Trust
0.917% due 06/25/2037 •		6,170	5,713
1.037% due 08/25/2037 ^•		9,386	9,039
2.751% due 01/25/2036 ~		1,137	899

American Home Mortgage Investment Trust
0.857% due 03/25/2046 •		5,011	4,808
1.042% due 06/25/2045 •		5,205	5,197
2.826% due 06/25/2045 •		92	93

Angel Oak Mortgage Trust
3.290% due 11/25/2066 ~		15,681	14,580

Anthracite Ltd.
5.678% due 06/20/2041		6,216	313

AREIT Trust
2.217% due 07/17/2026 •		10,000	9,892

Ashford Hospitality Trust
1.647% due 04/15/2035 •		8,335	8,170
1.797% due 04/15/2035 •		15,035	14,628
1.847% due 06/15/2035 •		11,950	11,837
2.247% due 06/15/2035 •		2,300	2,242
2.497% due 04/15/2035 •		13,939	13,516
3.147% due 06/15/2035 •		5,700	5,525

Atrium Hotel Portfolio Trust
2.047% due 12/15/2036 •		8,800	8,594

Avon Finance PLC
1.797% due 09/20/2048 •	GBP	17,700	23,240
2.297% due 09/20/2048 •		17,700	23,234
2.797% due 09/20/2048 •		13,100	17,192

BAMLL Commercial Mortgage Securities Trust
1.997% due 04/15/2036 •		$3,000	2,966
2.397% due 03/15/2034 •		6,354	6,257
2.397% due 09/15/2038 •		4,000	3,954
3.147% due 09/15/2038 •		5,000	4,940

Banc of America Alternative Loan Trust
0.817% due 06/25/2037 •		356	271
6.000% due 06/25/2046 ^		1,526	1,339
6.183% due 06/25/2037 ^•(a)		383	54

Banc of America Commercial Mortgage Trust
5.823% due 02/10/2051 ~		3,298	3,312
5.878% due 02/10/2051 ~		2,384	2,380

Banc of America Funding Trust
0.527% due 01/27/2035 •		5,130	5,082
0.657% due 05/26/2037 ~		33,016	31,210
2.710% due 02/20/2036 ^~		822	797
3.482% due 01/20/2047 ^~		171	166
6.000% due 09/25/2036		20	21

Banc of America Mortgage Trust
2.568% due 05/25/2034 ~		25	25
2.724% due 06/25/2034 ~		48	48
2.749% due 04/25/2035 ^~		1,995	2,024
2.802% due 11/20/2046 ^~		70	66

Barclays Commercial Mortgage Securities Trust
1.588% due 07/15/2037 •		2,600	2,555
2.288% due 07/15/2037 •		7,000	6,882
2.788% due 07/15/2037 ~		10,600	10,360

Bayview Opportunity Master Fund Trust
0.948% due 10/25/2051 •		1,360	1,335

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BCAP LLC Trust
0.357% due 01/26/2037 ~		$2,759	$2,519
2.710% due 02/26/2036 ~		4,313	4,171

Bear Stearns Adjustable Rate Mortgage Trust
2.116% due 12/25/2046 ^•		423	375
2.141% due 12/25/2046 •		1,913	1,779
2.797% due 10/25/2036 ^~		205	196
3.084% due 05/25/2037 ~		2,968	2,906

Bear Stearns ALT-A Trust
0.777% due 02/25/2034 ~		29	28
0.777% due 08/25/2036 ^•		5,501	5,223
0.957% due 01/25/2036 ^•		857	1,260
2.829% due 11/25/2035 ^~		753	650
2.874% due 09/25/2035 ^~		495	366
2.992% due 04/25/2035 ~		40	37
3.083% due 08/25/2036 ^~		6,102	5,037

Bear Stearns Commercial Mortgage Securities Trust
5.312% due 06/11/2041 ~		68	68
5.657% due 10/12/2041 ~		223	215

Bear Stearns Mortgage Funding Trust
0.917% due 09/25/2046 ^•		95	88

Bear Stearns Structured Products, Inc. Trust
2.728% due 01/26/2036 ^~		2,237	1,927

Beast Mortgage Trust
1.847% due 03/15/2036 •		3,000	2,953
2.347% due 03/15/2036 ~		3,590	3,542
2.897% due 03/15/2036 •		32,020	31,678

Beneria Cowen & Pritzer Collateral Funding Corp.
1.993% due 06/15/2038 •		5,000	4,880
2.889% due 06/15/2038 •		12,750	12,403

BHP Trust
2.168% due 08/15/2036 •		7,700	7,502
2.965% due 08/15/2036 •		5,880	5,689

BPCRE Ltd.
1.991% due 02/15/2037 •		17,000	16,788
2.341% due 02/15/2037 •		19,000	18,888

Braemar Hotels & Resorts Trust
1.647% due 06/15/2035 •		3,175	3,133

BWAY Mortgage Trust
2.597% due 09/15/2036 •		6,000	5,939
3.247% due 09/15/2036 •		7,000	6,921

BX Commercial Mortgage Trust
1.597% due 04/15/2034 •		2,500	2,437
1.617% due 05/15/2030 •		3,900	3,838
2.047% due 04/15/2034 •		11,733	11,438

BXP Trust
3.379% due 06/13/2039		10,300	10,145

Cascade Funding Mortgage Trust
1.374% due 02/25/2031 ~		7,250	7,011
1.847% due 02/25/2031 ~		9,000	8,655

CD Mortgage Trust
3.431% due 08/15/2050		4,600	4,598

Chase Mortgage Finance Trust
2.462% due 02/25/2037 ~		37	38

ChaseFlex Trust
0.807% due 02/25/2037 •		4,851	1,512
1.057% due 05/25/2037 •		8,700	8,242
1.137% due 05/25/2037 •		1,274	1,247

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
0.757% due 08/25/2037 •		2,738	2,505

Chester B1 Issuer PLC
1.387% (SONIA3M IR + 1.300%) due 01/17/2058 ~	GBP	1,000	1,313
1.687% (SONIA3M IR + 1.600%) due 01/17/2058 ~		1,100	1,441

Citigroup Commercial Mortgage Trust
2.197% due 12/15/2036 •		$796	780
3.778% due 09/10/2058		13,800	13,983

Citigroup Mortgage Loan Trust
2.470% due 05/25/2035 •		3	3
2.490% due 03/25/2036 ^•		25	24
2.500% due 05/25/2051 ~		34,088	31,732
2.563% due 02/20/2036 ~		3,629	3,368
3.000% due 11/27/2051 ~		34,825	33,520

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.085% due 06/27/2037 ~	$7,028	$6,400
3.228% due 09/25/2059 þ	3,632	3,632
6.000% due 08/25/2037 ~	1,800	975

Citigroup Mortgage Loan Trust, Inc.
3.635% due 08/25/2035 ^~	514	509

Colony Mortgage Capital Ltd.
1.875% due 11/15/2038 •	5,000	4,923

Commercial Mortgage Lease-Backed Certificates
8.053% due 06/20/2031 ~	9,526	9,732

Commercial Mortgage Trust
1.493% due 12/10/2045 ~(a)	5,098	25

Connecticut Avenue Securities Trust
2.457% due 01/25/2040 •	4,935	4,920

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	43	32

Countrywide Alternative Loan Trust
0.697% due 06/25/2036 •	2,248	2,199
0.737% due 04/25/2047 •	325	294
0.817% due 11/25/2036 •	2,237	2,550
0.837% due 09/25/2046 ^•	2,189	2,148
0.857% due 06/25/2036 ^•	1,586	749
1.017% due 08/25/2047 ^•	3,456	3,285
1.087% due 11/20/2035 •	238	229
1.089% due 12/20/2035 •	1,633	1,551
1.157% due 05/25/2036 •	190	88
1.541% due 08/25/2035 •	3,607	3,485
1.641% due 09/25/2035 •	374	363
2.191% due 10/20/2035 •	1,231	965
2.595% due 03/25/2047 ^•	78	68
2.900% due 05/25/2036 ~	1,731	1,610
5.143% due 06/25/2036 •(a)	1,569	270
5.500% due 07/25/2035	5,741	5,131
6.000% due 07/25/2036 ^	17,920	10,881
6.000% due 08/25/2036	1,565	1,557
6.000% due 08/25/2036 •	1,263	1,257
6.000% due 04/25/2037 ^	2,672	1,811
6.000% due 04/25/2037	4,249	2,613
6.000% due 07/25/2037	12,892	8,492
6.493% due 10/25/2037 ^•(a)	6,482	1,900
6.500% due 12/25/2036	8,722	5,252

Countrywide Home Loan Mortgage Pass-Through Trust
1.117% due 02/25/2035 •	418	413
2.427% due 01/25/2036 ~	47	43
2.674% due 02/25/2047 ^~	542	524
2.803% due 03/25/2037 ^~	412	382
2.814% due 01/25/2036 ^~	1,464	1,390
2.934% due 11/25/2037 ~	1,222	1,204
4.500% due 05/01/2034	222	215
5.500% due 01/25/2035	228	224
5.750% due 05/25/2037 ^	24	14
5.750% due 07/25/2037 ^	1,449	968
6.000% due 01/25/2038	277	176
6.250% due 09/25/2037 ^	74	57
6.500% due 10/25/2037 ^	10,209	4,704
6.500% due 11/25/2037 ^	4,214	2,127

Countrywide Home Loan Reperforming REMIC Trust
0.797% due 01/25/2036 •	214	213
4.429% due 01/25/2034 ^~	3,254	3,040
7.500% due 06/25/2035 ^	407	419

Credit Suisse Commercial Mortgage Trust
5.523% due 01/15/2049 ^~(d)	2,500	3,657

Credit Suisse Mortgage Capital Certificates
2.944% due 09/27/2047 ~	466	469
3.019% due 01/26/2047 ~	2,959	1,801
3.779% due 10/26/2036 ~	625	585
6.250% due 05/26/2048	6,351	5,292

Credit Suisse Mortgage Capital Trust
1.796% due 12/27/2060 ~	28,683	27,425
1.926% due 07/27/2061 ~	33,582	31,955
2.197% due 07/15/2038 •	4,000	3,900
2.500% due 07/25/2056 ~	2,384	2,220
2.691% due 03/25/2060 ~	9,191	9,030
2.697% due 07/15/2038 •	5,000	4,831
2.932% due 07/25/2050 ~	3,343	3,412
2.942% due 12/26/2059 ~	2,148	2,132
3.000% due 11/25/2056 ~	7,511	7,165
3.023% due 08/25/2060 ~	2,993	2,938
3.297% due 07/15/2038 •	10,000	9,603
4.786% due 05/27/2053 ~	2,231	2,307

132	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CRSNT Commercial Mortgage Trust
1.600% due 04/15/2036 •		$24,753	$24,379
1.950% due 04/15/2036 •		10,913	10,733
2.400% due 04/15/2036 •		17,000	16,698

CSAIL Commercial Mortgage Trust
2.968% due 12/15/2052		3,100	2,989

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.757% due 03/25/2037 ^•		1,103	1,110
0.757% due 09/25/2047 ^~		17,368	16,658
0.937% due 01/25/2047 •		1,885	1,822

DOLP Trust
3.704% due 05/10/2041 ~		46,540	40,322

DROP Mortgage Trust
2.100% due 04/15/2026 •		5,500	5,374
2.650% due 04/15/2026 •		7,200	6,967

Ellington Financial Mortgage Trust
2.296% due 06/25/2066 ~		2,200	2,011

Eurosail PLC
1.792% due 09/13/2045 •	GBP	1,129	1,438

Extended Stay America Trust
1.777% due 07/15/2038 •		$34,786	34,387
2.097% due 07/15/2038 •		34,985	34,549
2.647% due 07/15/2038 •		39,557	39,058
3.247% due 07/15/2038 ~		5,317	5,243

Fannie Mae
5.593% due 07/25/2049 •(a)		5,097	727

First Horizon Alternative Mortgage Securities Trust
2.497% due 07/25/2036 ~		131	122

First Horizon Mortgage Pass-Through Trust
2.710% due 11/25/2035 ~		13	11
2.774% due 08/25/2035 ~		92	69

Freddie Mac
0.749% due 01/25/2034 •		276	275
0.749% due 01/25/2051 •		127	127
1.749% due 01/25/2034 •		2,250	2,215
1.899% due 01/25/2051 •		3,000	2,942
2.199% due 10/25/2033 ~		8,412	8,228
2.899% due 10/25/2050 •		1,452	1,455
4.000% due 11/25/2049 (a)		6,151	1,081
4.500% due 10/25/2051 (a)		15,554	2,400

GCAT LLC
2.981% due 09/25/2025 þ		2,480	2,481

GCAT Trust
2.565% due 05/25/2066		9,952	9,145

GCT Commercial Mortgage Trust
1.647% due 02/15/2038 •		10,000	9,834
2.097% due 02/15/2038 •		9,800	9,625

Global Mortgage Securitization Ltd.
0.727% due 04/25/2032 •		1,198	1,178

GMAC Mortgage Corp. Loan Trust
2.875% due 05/25/2035 ~		10	9

GPMT Ltd.
2.068% due 07/16/2035 •		15,000	14,960
2.418% due 07/16/2035 •		5,000	4,986
2.868% due 07/16/2035 •		10,000	9,944

Great Hall Mortgages PLC
1.078% due 06/18/2039 •		354	349

GreenPoint Mortgage Funding Trust
0.917% due 02/25/2037 •		10,536	10,279

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	10,366	11,127

GS Mortgage Securities Corp. Trust
1.597% due 07/15/2031 ~		$11,605	11,294
1.647% due 07/15/2025 •		1,582	1,560
1.847% due 07/15/2025 •		4,595	4,521
1.847% due 07/15/2031 •		3,293	3,164
2.047% due 12/15/2036 •		4,115	4,074
2.097% due 08/15/2032 •		2,320	2,267
2.127% due 06/15/2038 •		4,350	4,295
2.197% due 07/15/2025 •		5,672	5,562
2.397% due 06/15/2038 •		5,000	4,926
4.579% due 10/10/2032		26,200	26,029

GS Mortgage Securities Trust
0.565% due 08/10/2043 ~(a)		7,743	58
3.805% due 10/10/2035 ~		11,300	10,744

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage-Backed Securities Corp. Trust
2.300% due 07/25/2061 ~		$17,128	$16,221
3.207% due 07/25/2061 ~		5,664	5,383
4.211% due 07/25/2061 ~		2,039	1,937

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~		3,474	3,234
2.500% due 02/25/2052 ~		11,628	10,824
2.500% due 07/25/2052 ~		24,034	22,247
2.500% due 08/26/2052 ~		49,400	45,651
3.000% due 08/26/2052 «~		88,400	84,142
3.625% due 01/25/2059 ~		18,306	17,869

GSMPS Mortgage Loan Trust
0.807% due 01/25/2036 •		611	516
0.857% due 04/25/2036 •		6,058	5,350
3.303% due 03/25/2035 ~		3,739	3,829
3.398% due 01/25/2036 ~		3,159	3,085

GSMSC Resecuritization Trust
2.870% due 06/26/2037 ~		4,615	4,354

GSR Mortgage Loan Trust
6.250% due 08/25/2036 ^		737	342

HarborView Mortgage Loan Trust
0.639% due 01/19/2038 •		15,655	14,882
0.654% due 12/19/2036 •		4,449	4,129
0.869% due 11/19/2036 •		4,670	4,330
1.069% due 08/19/2045 •		31	31
2.041% due 09/19/2035 •		4,115	3,744
2.141% due 10/19/2035 •		20,436	13,703
2.169% due 04/19/2034 ~		78	74

Harvest Commercial Capital Loan Trust
3.290% due 09/25/2046 ~		3,132	3,039

Hawksmoor Mortgages
1.240% due 05/25/2053 •	GBP	39,361	51,790

Hilton Orlando Trust
1.847% due 12/15/2034 •		$5,000	4,919
2.247% due 12/15/2034 •		22,027	21,620

Homestar Mortgage Acceptance Corp.
1.252% due 03/25/2034 •		2,668	2,667

HPLY Trust
1.997% due 11/15/2036 •		3,425	3,365
2.397% due 11/15/2036 •		18,934	18,491
2.747% due 11/15/2036 ~		267	259

HSI Asset Loan Obligation Trust
0.827% due 12/25/2036 •		763	113
6.173% due 12/25/2036 •(a)		747	128

HSI Asset Securitization Corp. Trust
1.267% due 07/25/2035 •		4,375	4,503

Hundred Acre Wood Trust
0.949% due 10/25/2051 •		8,267	8,128

Impac Secured Assets Trust
1.017% due 08/25/2036 •		1,733	1,684
1.157% due 05/25/2036 •		9	9

IMS Ecuadorian Mortgage Trust
3.400% due 08/18/2043		2,000	2,128

Independence Plaza Trust
3.911% due 07/10/2035		18,830	18,551

IndyMac IMSC Mortgage Loan Trust
2.881% due 06/25/2037 ^~		12,018	9,363

IndyMac INDX Mortgage Loan Trust
0.637% due 02/25/2037 ^•		2,210	2,171
0.857% due 10/25/2036 •		7	7
1.237% due 12/25/2034 •		308	258
2.406% due 08/25/2035 ~		41	39
2.682% due 09/25/2036 ^~		2,381	2,111
2.809% due 09/25/2036 ^~		151	136

InTown Hotel Portfolio Trust
3.897% due 01/15/2033 •		6,500	6,476

J.P. Morgan Chase Commercial Mortgage Securities Corp.
2.507% due 05/15/2034 •		5,000	4,977

J.P. Morgan Chase Commercial Mortgage Securities Trust
1.847% due 02/15/2035 •		1,241	1,227
2.147% due 03/15/2036 •		1,900	1,861
2.537% due 10/15/2032 •		384	382
2.697% due 03/15/2036 •		20,500	20,013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

J.P. Morgan Mortgage Trust
3.000% due 05/25/2052 ~	$128,476	$122,529

Jefferies Resecuritization Trust
0.378% due 06/25/2047 ~	680	605

JP Morgan Alternative Loan Trust
0.777% due 11/25/2036 ^•	1,663	1,584
6.000% due 12/27/2036	2,869	1,878

JP Morgan Chase Commercial Mortgage Securities Trust
3.497% due 03/15/2036 •	4,000	3,892
5.337% due 05/15/2047	21,479	20,504

JP Morgan Mortgage Trust
1.049% due 05/25/2052 •	25,824	25,577
2.322% due 07/25/2035 ~	2	2
2.500% due 10/25/2051 ~	8,620	8,020
2.500% due 11/25/2051 ~	7,161	6,656
2.500% due 12/25/2051 ~	6,305	5,834
2.500% due 02/25/2052 ~	7,218	6,715
2.685% due 11/25/2035 ~	3,008	2,845
2.782% due 04/25/2035 ~	17	17
2.858% due 06/25/2036 ~	3,772	3,125
3.000% due 01/25/2052 ~	127,532	121,629
3.000% due 04/25/2052 ~	121,993	116,587
3.114% due 01/25/2037 ~	2,364	2,201
7.000% due 08/25/2037 ^	1,013	680

JP Morgan Resecuritization Trust
6.000% due 08/26/2036 ~	2,669	2,656
6.000% due 09/26/2036 ~	4,530	3,758

JPMorgan Mortgage Trust
3.000% due 03/25/2052 ~	40,309	39,081

KREST Commercial Mortgage Securities Trust
2.927% due 11/05/2044 ~	17,515	15,212

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	5,944	5,897
4.250% due 09/29/2046 «	31,613	32,488

La Hipotecaria Panamanian Mortgage Trust
2.750% due 09/08/2039 «•	4,437	4,360
3.508% due 11/24/2042 «•	11,043	11,031

LB-UBS Commercial Mortgage Trust
0.000% due 02/15/2040 ~(a)	2,571	0
5.111% due 07/15/2040 ~	2,515	2,464

Legacy Mortgage Asset Trust
1.650% due 11/25/2060 þ	7,239	6,864
1.750% due 07/25/2061 þ	9,406	8,994
1.892% due 10/25/2066 þ	6,233	6,054
1.991% due 09/25/2060 ~	3,496	3,482
2.250% due 07/25/2067 þ	8,154	7,801
2.734% due 01/25/2060 þ	1,375	1,368
3.000% due 06/25/2059 þ	2,780	2,777
3.250% due 11/25/2059 þ	220	219

Lehman Mortgage Trust
0.777% due 08/25/2036 ^~	111	79
0.907% due 11/25/2036 •	26,943	7,473
5.750% due 02/25/2037 ^	4,278	3,776
6.093% due 11/25/2036 •(a)	17,092	3,556

Lehman XS Trust
0.697% due 08/25/2036 ^~	116	132
0.817% due 12/25/2036 •	2,291	2,340
0.917% due 04/25/2046 ^~	2,708	3,016
1.357% due 08/25/2047 ^•	2,305	2,200

LoanCore Issuer Ltd.
1.414% due 07/15/2035 •	8,900	8,813

Luminent Mortgage Trust
0.917% due 05/25/2037 ^•	33	31

LUXE Commercial Mortgage Trust
2.147% due 10/15/2038 •	13,069	12,912
2.647% due 10/15/2038 •	47,401	46,557
3.147% due 10/15/2038 •	16,074	15,798

MASTR Asset Securitization Trust
6.250% due 01/25/2038	549	383

MASTR Reperforming Loan Trust
6.000% due 08/25/2034	970	777
7.000% due 07/25/2035	2,452	2,110

Merrill Lynch Mortgage Investors Trust
2.425% due 02/25/2036 ^~	445	338

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	133

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MF1 Multifamily Housing Mortgage Loan Trust
1.643% due 07/15/2036 •		$20,000	$19,596

MFA Trust
2.306% due 04/25/2065 ~		8,966	8,692

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~		1,443	1,436
2.750% due 08/25/2059 ~		8,049	7,975

Morgan Stanley Bank of America Merrill Lynch Trust
0.897% due 12/15/2048 ~(a)		7,193	36

Morgan Stanley Capital Trust
1.647% due 11/15/2034 •		2,500	2,479
1.797% due 11/15/2034 •		4,000	3,966
2.195% due 12/15/2023 •		8,896	8,793
2.428% due 04/05/2042 ~		18,600	17,238
2.774% due 12/15/2023 •		24,544	24,241
3.473% due 12/15/2023 •		42,522	41,982
4.961% due 11/14/2042 ~		633	622
5.567% due 10/12/2052 ~		701	736
5.574% due 11/12/2049 ~		2,077	1,584

Morgan Stanley Mortgage Loan Trust
1.357% due 02/25/2036 ^•		214	204
2.422% due 12/25/2035 ~		4,219	4,101
3.042% due 09/25/2035 ^~		56	44
5.500% due 10/25/2037 ^		446	431
5.701% due 02/25/2047 þ		2,335	1,177

Morgan Stanley Re-REMIC Trust
0.367% due 02/26/2037 •		10,633	10,441

Mortgage Equity Conversion Asset Trust
2.010% due 01/25/2042 •		20,351	19,086
2.020% due 02/25/2042 •		4,238	3,863
2.020% due 05/25/2042 •		10,734	10,439

MortgageIT Securities Corp. Mortgage Loan Trust
0.917% due 06/25/2047 •		2,575	2,562

Natixis Commercial Mortgage Securities Trust
3.622% due 05/15/2039		10,180	10,046

New Residential Mortgage Loan Trust
2.201% due 10/25/2058 ~		10,000	9,624
2.750% due 07/25/2059 ~		30,596	29,961
2.750% due 11/25/2059 ~		246	242
3.008% due 10/25/2058 ~		5,500	5,275
3.500% due 10/25/2059 ~		3,032	3,015
3.963% due 10/25/2058 ~		2,500	2,399

New York Mortgage Trust
0.787% due 08/25/2035 ~		699	682

OBX Trust
3.000% due 01/25/2052 ~		5,774	5,528

One Bryant Park Trust
2.516% due 09/15/2054		50,000	46,341

Preferred Residential Securities PLC
2.037% due 12/15/2043 •	GBP	2,635	3,360

PRET LLC
2.487% due 10/25/2051 ~		$4,537	4,421

Pretium Mortgage Credit Partners LLC
1.992% due 02/25/2061 þ		16,288	15,582

RBSGC Mortgage Loan Trust
0.757% due 01/25/2037 •		20,354	4,695

RBSSP Resecuritization Trust
2.948% due 12/25/2035 ~		2,784	2,722
6.000% due 06/26/2037 ~		181	166

RCO Mortgage LLC
1.868% due 05/26/2026 þ		3,208	3,126

Ready Capital Mortgage Financing LLC
1.757% due 04/25/2038 •		5,000	4,951
2.207% due 04/25/2038 •		10,000	9,916
2.707% due 04/25/2038 •		5,000	4,954

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	10,919	8,766
3.650% due 08/12/2053		8,300	6,585

Residential Accredit Loans, Inc. Trust
0.597% due 01/25/2037 ~		$1,637	1,651
0.757% due 08/25/2035 •		136	112
0.807% due 08/25/2035 ^•		717	609
0.837% due 05/25/2037 •		3,907	3,708
0.857% due 06/25/2037 •		3,029	2,344

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.857% due 10/25/2046 •		$961	$951
1.016% due 10/25/2037 ~		4,497	4,376
1.257% due 10/25/2045 •		105	98
1.501% due 09/25/2045 •		2,222	2,138
3.503% due 05/25/2035 ^~		61	40
6.143% due 06/25/2037 •(a)		3,029	483
8.000% due 04/25/2036 ^•		159	144

Residential Asset Securitization Trust
6.250% due 08/25/2036		460	382

Residential Funding Mortgage Securities, Inc. Trust
3.797% due 04/25/2037 ~		186	166

RESIMAC Bastille Trust
1.139% due 12/05/2059 •		189	189

RiverView HECM Trust
0.727% due 05/25/2047 •		4,988	4,659

Seasoned Credit Risk Transfer Trust
4.250% due 11/25/2059 ~		1,100	1,047

Sequoia Mortgage Trust
3.008% due 07/20/2037 ~		71	59

SFO Commercial Mortgage Trust
1.897% due 05/15/2038 •		8,750	8,555
2.197% due 05/15/2038 •		15,140	14,775
2.797% due 05/15/2038 •		5,500	5,357

Starwood Mortgage Residential Trust
2.175% due 05/25/2065 ~		6,564	6,363
3.386% due 11/25/2066 ~		9,324	8,554

Starwood Mortgage Trust
2.097% due 04/15/2034 •		5,000	4,933
2.647% due 04/15/2034 ~		9,200	9,071

Stratton Mortgage Funding PLC
1.592% due 07/20/2060 •	GBP	24,700	32,666
2.092% due 07/20/2060 ~		6,500	8,631
2.592% due 07/20/2060 •		7,600	10,075
3.092% due 07/20/2060 •		10,900	14,422

Structured Adjustable Rate Mortgage Loan Trust
0.757% due 02/25/2037 •		$2,958	2,994
1.432% due 08/25/2035 •		6,822	6,582
2.757% due 12/25/2037 ^•		2,717	2,618
2.845% due 05/25/2035 ~		1,122	934
2.868% due 08/25/2035 ~		313	301

Structured Asset Mortgage Investments Trust
0.817% due 07/25/2046 •		59	52
0.837% due 07/25/2046 ^•		4,003	3,231
0.897% due 05/25/2036 •		398	369

Structured Asset Securities Corp.
0.707% due 07/25/2035 •		721	702
0.717% due 11/25/2035 •		6,635	6,289
3.110% due 01/25/2036 ~		1,688	1,629
4.048% due 11/25/2035 ~(a)		6,635	396

Structured Asset Securities Corp. Mortgage Loan Trust
0.747% due 10/25/2036 •		210	194

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.297% due 09/25/2033 ~		45	46

Tharaldson Hotel Portfolio Trust
1.690% due 11/11/2034 •		8,652	8,522
1.940% due 11/11/2034 •		2,997	2,945

Thornburg Mortgage Securities Trust
1.357% due 03/25/2044 •		18	18
3.311% due 03/25/2037 ^•		4,477	4,125

Towd Point Mortgage Funding
0.992% due 07/20/2045 •	GBP	16,511	21,712
1.374% due 02/20/2054 •		801	1,055

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •		7,096	9,360
1.681% due 02/20/2045 •		354	465

UBS-Barclays Commercial Mortgage Trust
0.215% due 08/10/2049 ~(a)		$178,586	195

UWM Mortgage Trust
1.049% due 12/25/2051 •		16,839	16,567
1.099% due 09/25/2051 ~		9,006	8,915

VASA Trust
1.647% due 07/15/2039 •		11,000	10,771

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.147% due 07/15/2039 •		$16,314	$15,984
2.497% due 07/15/2039 •		11,635	11,405

VMC Finance LLC
1.918% due 06/16/2036 •		6,000	5,929
2.268% due 06/16/2036 •		7,000	6,884
2.718% due 06/16/2036 ~		3,000	2,950

Wachovia Bank Commercial Mortgage Trust
5.315% due 02/15/2051 ~		1,251	966

WaMu Commercial Mortgage Securities Trust
1.657% due 11/23/2043 ~		1,904	1,891
2.153% due 12/27/2049 ~		155	154
2.308% due 12/27/2049 ~		7,369	7,306

WaMu Mortgage Pass-Through Certificates Trust
0.911% due 04/25/2047 ^•		733	669
0.951% due 07/25/2047 •		541	481
1.197% due 11/25/2034 •		621	597
1.237% due 10/25/2044 •		2,190	2,083
1.473% due 01/25/2047 •		5,238	5,148
2.748% due 01/25/2035 ~		3,734	3,733
2.806% due 12/25/2035 ^~		416	370
2.950% due 07/25/2037 ^~		70	70
3.041% due 12/25/2036 ^~		829	806
3.178% due 07/25/2037 ^~		37	37
3.335% due 03/25/2037 ^~		4,318	4,289

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (f)	GBP	0	599
1.250% due 12/21/2049 ~		15,036	19,771
1.950% due 12/21/2049 •		2,387	3,141
2.450% due 12/21/2049 •		1,193	1,570
2.950% due 12/21/2049 •		682	897
3.450% due 12/21/2049 •		682	895

Washington Mutual Mortgage Pass-Through Certificates Trust
0.841% due 01/25/2047 •		$1,471	1,293
0.957% due 02/25/2036 •		222	200
4.118% due 09/25/2036 ^þ		5,453	2,060
5.750% due 11/25/2035 ^		775	773
6.500% due 03/25/2036 ^		7,064	5,841

Wells Fargo Alternative Loan Trust
0.997% due 03/25/2037 ^•		414	366

Wells Fargo Commercial Mortgage Trust
1.237% due 12/13/2031 •		11,140	11,013
1.487% due 12/13/2031 •		9,273	9,116
2.137% due 02/15/2037 •		3,600	3,530
2.232% due 12/13/2031 •		220	211
2.652% due 08/15/2049		600	583

Wells Fargo Mortgage-Backed Securities Trust
0.957% due 06/25/2037 ^•		48	41
2.653% due 11/25/2037 ^~		3,999	3,935

ZH Trust
2.253% due 02/18/2027		5,700	5,633
2.349% due 10/17/2027		38,300	37,771

Total Non-Agency Mortgage-Backed Securities (Cost $3,306,332)			3,205,722

ASSET-BACKED SECURITIES 27.3%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ		5,853	5,624

Accredited Mortgage Loan Trust
0.717% due 09/25/2036 •		6,081	5,999
0.857% due 12/25/2035 ~		2,130	2,128
1.177% due 09/25/2035 •		2,381	2,370

Accunia European CLO DAC
0.950% due 07/15/2030 •	EUR	1,978	2,180

ACE Securities Corp. Home Equity Loan Trust
0.577% due 02/25/2037 •		$3,642	1,920
0.717% due 10/25/2036 •		5,821	2,586
0.757% due 12/25/2036 •		4,004	2,717
0.897% due 01/25/2037 •		5,105	1,588
1.057% due 02/25/2036 •		868	862
1.072% due 12/25/2035 •		11,662	11,463
1.432% due 11/25/2033 ~		2,708	2,675
1.627% due 02/25/2035 •		11,125	10,951

134	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aegis Asset-Backed Securities Trust
1.157% due 03/25/2035 •		$5,100	$5,062
1.402% due 06/25/2035 •		4,000	3,210

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
2.287% due 12/25/2034 •		1,709	1,668

American Credit Acceptance Receivables Trust
4.840% due 04/14/2025		7,500	7,643

American Money Management Corp. CLO Ltd.
1.316% due 11/10/2030 •		25,400	25,075

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.372% due 01/25/2035 •		4,269	4,255
1.477% due 01/25/2036 •		5,000	4,767
2.407% due 06/25/2034 •		535	528

Apex Credit CLO Ltd.
2.528% due 09/20/2029 •		11,875	11,786

Argent Securities Trust
0.757% due 07/25/2036 •		14,828	13,909
0.837% due 03/25/2036 •		2,796	2,666

Asset-Backed Funding Certificates Trust
1.707% due 06/25/2034 •		1,117	1,109

Asset-Backed Securities Corp. Home Equity Loan Trust
0.537% due 05/25/2037 •		352	273
0.677% due 12/25/2036 •		9,200	8,406
0.957% due 03/25/2036 •		1,546	1,421
1.417% due 11/25/2033 •		2,617	2,522

Ayresome CDO Ltd.
0.940% due 12/08/2045 •		2,300	2,239

Bayview Financial Asset Trust
0.907% due 03/25/2037 •		4,462	4,232

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		442	443

Bear Stearns Asset-Backed Securities Trust
0.607% due 11/25/2036 •		1,780	1,732
0.657% due 12/25/2036 •		416	416
0.937% due 07/25/2036 •		4,761	4,729
1.312% due 07/25/2034 •		3,985	3,907
1.537% due 12/25/2035 •		5,090	4,314
1.657% due 06/25/2036 •		5,925	5,894
2.757% due 09/25/2033 •		130	68
6.000% due 03/25/2036		6,027	4,165
6.500% due 09/25/2046		16,493	6,022

Benefit Street Partners CLO Ltd.
1.741% due 10/15/2030 •		17,500	17,328

Birch Grove CLO Ltd.
1.956% due 06/15/2031 •		32,620	32,487

Black Diamond CLO DAC
0.650% due 10/03/2029 •	EUR	61	67

Black Diamond CLO Ltd.
0.860% due 01/20/2032 •		2,800	3,088

Blackrock European CLO DAC
0.620% due 10/15/2031 •		6,900	7,535

BlueMountain Fuji EUR CLO DAC
0.720% due 01/15/2031 •		5,700	6,258
1.050% due 01/15/2031		500	542

BNC Mortgage Loan Trust
0.677% due 03/25/2037 ~		$29,581	25,224
0.747% due 05/25/2037 •		10,000	8,458

BNPP AM Euro CLO DAC
0.650% due 10/15/2031 •	EUR	247	272

Business Loan Express Business Loan Trust
0.747% due 09/25/2038 •		$1,205	1,155

Cairn CLO DAC
0.780% due 10/15/2031 •	EUR	5,000	5,468

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •		6,700	7,345

Carrington Mortgage Loan Trust
0.677% due 10/25/2036 •		$11,809	9,709

Centex Home Equity Loan Trust
1.417% due 03/25/2035 •		1,653	1,599

CIT Mortgage Loan Trust
1.957% due 10/25/2037 •		4,200	4,213

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citicorp Residential Mortgage Trust
4.886% due 06/25/2037 þ		$8,914	$7,275

Citigroup Mortgage Loan Trust
0.597% due 12/25/2036 •		32	32
0.607% due 12/25/2036 •		3,193	1,504
0.637% due 01/25/2037 •		2,771	2,339
0.717% due 08/25/2036 •		4,452	4,415
0.717% due 07/25/2045 •		6,149	4,932
0.757% due 10/25/2036 •		6,541	4,776
0.777% due 09/25/2036 •		417	349

Citigroup Mortgage Loan Trust, Inc.
1.132% due 10/25/2035 ^~		3,154	3,137

College Avenue Student Loans LLC
1.657% due 12/26/2047 •		1,743	1,728
2.107% due 11/26/2046 •		3,565	3,606
4.130% due 12/26/2047		2,393	2,379

Cologix Canadian Issuer LP
4.940% due 01/25/2052	CAD	30,000	23,205

Commonbond Student Loan Trust
1.980% due 08/25/2050		$7,431	7,257

Conseco Finance Corp.
6.280% due 09/01/2030		2,238	2,277

Conseco Finance Securitizations Corp.
8.310% due 05/01/2032 ~		19,650	5,291

Countrywide Asset-Backed Certificates
0.597% due 06/25/2037 ~		6,016	5,673
0.597% due 07/25/2037 ^•		967	951
0.597% due 06/25/2047 •		2,119	2,021
0.597% due 06/25/2047 ^•		21,242	20,019
0.657% due 09/25/2047 ^•		802	776
0.677% due 09/25/2037 ^•		430	444
0.677% due 09/25/2047 ^•		1,607	1,556
0.707% due 02/25/2036 ~		1,410	1,382
0.717% due 12/25/2036 ^•		996	973
0.747% due 01/25/2037 •		16,600	15,500
0.937% due 04/25/2036 ^•		243	223
1.012% due 07/25/2036 •		14,425	13,113
1.402% due 11/25/2034 •		1,573	1,545
1.402% due 02/25/2036 •		3,366	3,321
1.477% due 10/25/2032 •		3,700	3,639
1.537% due 01/25/2036 •		13,324	13,291

Countrywide Asset-Backed Certificates Trust
0.697% due 03/25/2037 •		20,872	20,003
0.717% due 09/25/2046 •		3,100	3,022
0.937% due 10/25/2046 •		6,001	5,852
0.957% due 04/25/2046 ^•		2,672	2,587
1.357% due 05/25/2036 •		2,007	1,985

Countrywide Asset-Backed Certificates Trust, Inc.
1.197% due 08/25/2047 •		1,343	1,311
1.257% due 08/25/2047 •		65	64
1.357% due 10/25/2034 •		506	498

CPS Auto Receivables Trust
5.000% due 03/17/2025		1,000	1,022

Credit-Based Asset Servicing & Securitization CBO Ltd.
0.729% due 02/16/2041 ~		248,640	8,301
1.166% due 12/15/2034 •		16,023	1,576

Credit-Based Asset Servicing & Securitization LLC
0.577% due 07/25/2037 •		113	85
0.757% due 05/25/2036 •		2,832	2,189
0.937% due 05/25/2036 •		4,539	3,542
6.250% due 10/25/2036 þ		38	38

Credit-Based Asset Servicing & Securitization Trust
0.517% due 11/25/2036 •		2,129	1,204

CSAB Mortgage-Backed Trust
6.500% due 11/25/2036 ^þ		61	14

CVC Cordatus Loan Fund DAC
0.650% due 07/21/2030 •	EUR	688	757
0.650% due 10/15/2031 •		7,500	8,220

CWHEQ Revolving Home Equity Loan Trust
0.577% due 05/15/2036 •		$2,651	2,596

Dryden Euro CLO BV
0.660% due 04/15/2033 •	EUR	6,500	7,110
1.650% due 04/15/2033		5,600	5,938

Dryden Senior Loan Fund
1.261% due 04/15/2029 •		$12,969	12,932

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DT Auto Owner Trust
3.850% due 08/17/2026		$2,470	$2,485

ECMC Group Student Loan Trust
1.457% due 07/25/2069 •		6,545	6,559

Ellington Loan Acquisition Trust
1.507% due 05/25/2037 •		2,223	2,208
1.557% due 05/25/2037 •		4,943	4,893
1.957% due 05/25/2037 •		6,450	6,392

EMC Mortgage Loan Trust
1.557% due 08/25/2040 ~		538	536

Encore Credit Receivables Trust
1.492% due 10/25/2035 •		3,552	3,470

Equifirst Loan Securitization Trust
0.647% due 04/25/2037 •		10,555	10,117

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	4,300	4,703
1.400% due 04/24/2034 •		2,200	2,429
1.600% due 04/24/2034		2,800	2,968

Exeter Automobile Receivables Trust
4.680% due 05/15/2026		$8,180	8,226

First Franklin Mortgage Loan Trust
0.567% due 12/25/2037 •		1,650	1,601
0.617% due 11/25/2036 •		2,166	2,143
0.777% due 04/25/2036 •		3,105	3,028
1.027% due 02/25/2036 •		5,500	5,187
1.207% due 12/25/2035 •		11,122	10,876
2.107% due 01/25/2035 •		5,671	5,546

Flagship Credit Auto Trust
5.100% due 05/15/2025		7,181	7,277
5.280% due 12/15/2025		5,500	5,615
5.510% due 11/17/2025		9,350	9,504

Foursight Capital Automobile Receivables Trust
4.620% due 06/15/2027		2,500	2,493

Fremont Home Loan Trust
0.597% due 01/25/2037 •		12,267	7,804
0.617% due 08/25/2036 •		22,622	9,004
0.777% due 05/25/2036 •		16,912	12,246
1.387% due 04/25/2035 •		9,155	8,957

Galaxy CLO Ltd.
1.211% due 10/15/2030 •		15,100	14,994

Gallatin CLO Ltd.
1.305% due 01/21/2028 •		1,620	1,614

GE-WMC Mortgage Securities Trust
0.757% due 08/25/2036 •		13,954	7,655

Glacier Funding CDO Ltd.
0.743% due 11/12/2042 •		57	57

Goodgreen Trust
3.930% due 10/15/2053 ~		6,925	6,878

Greystone Commercial Real Estate Notes Ltd.
1.577% due 09/15/2037 •		13,600	13,487

GSAA Home Equity Trust
0.917% due 04/25/2047 •		6,516	3,810
1.057% due 05/25/2047 •		357	271
2.332% due 02/25/2035 •		900	933
6.000% due 08/25/2047 ^		325	308

GSAMP Trust
0.577% due 12/25/2036 •		838	498
0.597% due 12/25/2036 •		5,928	3,782
0.757% due 08/25/2036 •		1,622	1,452
1.342% due 07/25/2045 •		4,400	4,310

Harley Marine Financing LLC
5.682% due 05/15/2043 «		13,016	12,675

Harvest CLO DAC
0.680% due 10/20/2031 •	EUR	7,500	8,196

Harvest SBA Loan Trust
2.437% due 08/25/2044 •		$6,239	6,184

Hildene CLO Ltd.
1.591% due 10/10/2038 •		18,144	17,848

Home Equity Asset Trust
1.162% due 01/25/2036 •		17,291	16,911
1.432% due 12/25/2034 •		962	956

Home Equity Mortgage Loan Asset-Backed Trust
0.697% due 04/25/2037 •		4,996	3,798
0.937% due 08/25/2036 •		7,500	7,025

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	135

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSI Asset Securitization Corp. Trust
0.607% due 12/25/2036 •		$5,439	$5,019
0.647% due 01/25/2037 •		2,568	2,184
0.657% due 07/25/2036 •		7,265	3,942
1.237% due 11/25/2035 •		993	982

IndyMac INDB Mortgage Loan Trust
0.597% due 07/25/2036 •		11,735	4,261

Invitation Homes Trust
1.541% due 01/17/2038 •		58,043	57,884

JP Morgan Mortgage Acquisition Corp.
0.967% due 02/25/2036 ^•		5,678	5,625

JP Morgan Mortgage Acquisition Trust
0.667% due 10/25/2036 ~		1,466	1,452

Jubilee CLO DAC
0.600% due 04/15/2030 •	EUR	1,900	2,084
0.610% due 04/15/2030 •		5,300	5,815
0.650% due 04/15/2031 •		4,600	5,028
1.650% due 04/15/2031		1,700	1,820

KKR CLO Ltd.
1.641% due 04/15/2031 •		$11,700	11,554
1.841% due 07/18/2030 •		19,500	19,439

Laurelin DAC
1.800% due 10/20/2031	EUR	10,500	11,296

LCCM Trust
1.847% due 11/15/2038 •		$26,200	25,953

Legacy Mortgage Asset Trust
2.197% due 01/28/2070 •		12,525	12,586

Lehman XS Trust
0.697% due 02/25/2037 •		7,752	7,766
0.777% due 02/25/2037 •		2,879	2,883

LoanCore Issuer Ltd.
1.527% due 05/15/2036 •		7,768	7,743

Long Beach Mortgage Loan Trust
0.617% due 10/25/2036 •		19,813	7,700
0.747% due 07/25/2036 •		10,534	8,330
0.757% due 05/25/2036 •		1,428	932
0.777% due 09/25/2036 •		21,766	7,930
1.162% due 11/25/2035 •		8,230	7,970
1.252% due 06/25/2034 •		51	50
1.732% due 02/25/2035 •		606	603

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	1,038	1,147

MAPS Ltd.
4.212% due 05/15/2043		$5,578	5,225

Marathon CLO Ltd.
1.391% due 04/15/2029 •		10,411	10,376

MASTR Asset-Backed Securities Trust
0.627% due 10/25/2036 •		174	174
0.687% due 01/25/2037 •		10,943	4,023
0.697% due 10/25/2036 •		8,703	8,187
0.757% due 06/25/2036 •		10,572	5,035
0.777% due 10/25/2036 •		2,365	1,460
0.817% due 02/25/2036 •		5,329	2,599
1.037% due 12/25/2035 •		746	743
1.207% due 10/25/2035 ^•		5,214	5,205

Merrill Lynch Mortgage Investors Trust
0.602% due 08/25/2037 •		8,418	8,040
0.677% due 08/25/2037 •		489	298
0.737% due 04/25/2047 •		4,789	2,492
0.757% due 08/25/2037 •		26,437	16,233
0.837% due 04/25/2047 •		5,178	2,697
0.977% due 06/25/2035 •		136	135
1.177% due 06/25/2035 •		355	351

MF1 Ltd.
2.181% due 10/16/2036 •		10,000	9,850

MFA Trust
2.363% due 03/25/2060 þ		6,114	5,987

Morgan Stanley ABS Capital, Inc. Trust
0.517% due 05/25/2037 •		4,521	3,796
0.557% due 10/25/2036 ~		7,173	3,952
0.667% due 01/25/2037 •		4,279	2,456
0.687% due 09/25/2036 •		5,453	2,903
1.252% due 01/25/2035 •		9,337	9,101
1.342% due 11/25/2034 •		1,953	1,903
1.387% due 07/25/2034 •		92	89
1.507% due 04/25/2035 •		200	196
2.357% due 02/25/2047 •		3,075	2,919

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley IXIS Real Estate Capital Trust
0.527% due 11/25/2036 •	$10,098	$4,217
0.607% due 11/25/2036 •	13,153	5,537
0.757% due 07/25/2036 •	17,566	8,847

Morgan Stanley Mortgage Loan Trust
0.937% due 04/25/2037 •	1,578	598
6.226% due 10/25/2036 ^þ	2,508	983

Mountain View CLO LLC
1.331% due 10/16/2029 •	13,157	13,156

Mountain View CLO Ltd.
1.064% due 10/13/2027 •	3,601	3,590

MP CLO Ltd.
1.131% due 10/18/2028 •	36,690	36,509

Nassau Ltd.
1.391% due 10/15/2029 •	17,127	17,142

Navient Private Education Refi Loan Trust
1.690% due 05/15/2069	9,612	9,359

Navient Student Loan Trust
1.257% due 07/26/2066 •	13,163	13,119

New Century Home Equity Loan Trust
1.402% due 06/25/2035 •	1,332	1,320

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.072% due 02/25/2036 •	281	281

NovaStar Mortgage Funding Trust
2.557% due 12/25/2034 •	120	119

Option One Mortgage Loan Trust
0.587% due 07/25/2037 •	2,491	2,080
0.637% due 04/25/2037 •	182	123
1.192% due 05/25/2035 •	3,000	2,940

Option One Mortgage Loan Trust Asset-Backed Certificates
1.147% due 11/25/2035 •	10,383	10,237

Oxford Finance Funding LLC
3.602% due 02/15/2030	15,000	14,561

OZLM Ltd.
1.954% due 10/20/2031 •	4,885	4,822
1.954% due 07/20/2032 •	9,750	9,664

Palisades CDO Ltd.
0.908% due 07/22/2039 •	4,196	4,182

Palmer Square Loan Funding Ltd.
1.159% due 10/24/2027 ~	4,249	4,242
1.224% due 04/20/2027 •	2,571	2,563

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.582% due 10/25/2034 •	20,173	20,064
2.332% due 09/25/2034 •	296	295
2.557% due 09/25/2034 •	9,136	9,023

People’s Choice Home Loan Securities Trust
1.342% due 06/25/2034 ~	4,784	4,656

Popular ABS Mortgage Pass-Through Trust
0.787% due 07/25/2036 •	5,701	5,575

PRET LLC
1.744% due 07/25/2051 þ	14,386	13,699
1.868% due 07/25/2051 þ	12,327	11,726
2.487% due 07/25/2051 þ	25,848	25,140

RAAC Trust
1.057% due 06/25/2044 •	32	29
1.157% due 03/25/2034 •	70	71
1.957% due 09/25/2047 •	5,374	5,317

Renaissance Home Equity Loan Trust
0.467% due 05/25/2036 þ	3,132	2,017
5.473% due 01/25/2037 þ	9,138	4,203
5.608% due 05/25/2036 þ	6,801	4,101
5.746% due 05/25/2036 þ	2,163	1,334
6.166% due 05/25/2036 þ	3,419	2,255

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030	34,388	33,146

Residential Asset Mortgage Products Trust
1.137% due 12/25/2035 •	8,015	7,538
1.707% due 10/25/2034 •	4,658	4,600

Residential Asset Securities Corp. Trust
0.757% due 07/25/2036 •	1	1
0.917% due 06/25/2036 •	11,236	10,948
1.462% due 05/25/2035 •	3,794	3,731
1.492% due 08/25/2035 •	11,600	11,426

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		$15,860	$13,627

Saranac CLO Ltd.
2.534% due 06/22/2030 •		9,879	9,883

Saxon Asset Securities Trust
0.767% due 09/25/2037 •		1,702	1,661
1.207% due 11/25/2035 •		7,091	7,020

Sculptor CLO Ltd.
1.511% due 01/15/2031 •		16,200	16,143

Securitized Asset-Backed Receivables LLC Trust
0.577% due 09/25/2036 •		2,948	2,410
0.637% due 07/25/2036 •		3,342	1,447
0.777% due 09/25/2036 •		25,755	21,376
0.937% due 09/25/2036 •		4,711	3,953
1.072% due 01/25/2035 •		10,233	10,005

SLM Student Loan Trust
0.000% due 07/25/2039 •	EUR	768	837
0.048% due 12/15/2033 ~		994	1,071
0.858% due 10/25/2029 •		$2,622	2,609

SoFi Professional Loan Program LLC
2.630% due 07/25/2040		833	833
2.650% due 09/25/2040		349	348

Sound Point CLO Ltd.
1.238% due 07/25/2030 •		10,000	10,013
1.249% due 01/23/2029 •		18,818	18,771
2.054% due 07/20/2032 •		9,250	9,225

Soundview Home Loan Trust
0.567% due 01/25/2037 •		2,830	2,368
0.627% due 07/25/2037 •		307	284
1.017% due 05/25/2036 •		17,793	17,510
1.447% due 06/25/2035 •		4,516	4,557

Specialty Underwriting & Residential Finance Trust
0.757% due 09/25/2037 •		1,085	855
0.807% due 03/25/2037 •		316	221

Sprite Ltd.
4.250% due 12/15/2037		17	16

START Ireland
4.089% due 03/15/2044		4,115	3,814

Starwood Commercial Mortgage Trust
1.499% due 07/15/2038 •		22,271	22,194
2.268% due 04/18/2038 •		5,000	4,930
2.568% due 04/18/2038 ~		7,825	7,637

Store Master Funding LLC
4.290% due 10/20/2048		4,156	4,224

Structured Asset Investment Loan Trust
0.629% due 07/25/2036 •		1,591	1,126
1.057% due 04/25/2036 •		37,292	21,994
1.257% due 04/25/2034 •		3,885	3,806

Structured Asset Securities Corp. Mortgage Loan Trust
0.592% due 07/25/2036 •		352	348
0.592% due 02/25/2037 •		15,404	14,841
0.777% due 12/25/2036 •		25,051	23,847
0.877% due 02/25/2037 •		7,520	7,370

Symphony CLO Ltd.
1.188% due 07/14/2026 •		4,566	4,560

Taberna Preferred Funding Ltd.
0.655% due 05/05/2038 •		2,449	2,327
0.675% due 12/05/2036 •		30,572	26,903
0.745% due 11/05/2035 ~		1,961	1,785

TCI-Symphony CLO Ltd.
1.794% due 10/13/2032 •		18,530	18,346

Telos CLO Ltd.
1.191% due 04/17/2028 •		1,628	1,630

Terwin Mortgage Trust
0.957% due 05/25/2038 •		6,000	3,790

THL Credit Wind River Clo Ltd.
1.891% due 04/15/2031 •		13,250	13,122

Thunderbolt Aircraft Lease Ltd.
4.147% due 09/15/2038 þ		18,853	16,838

TICP CLO Ltd.
1.094% due 04/20/2028 •		9,533	9,530

Toro ABS CDO Ltd.
0.565% due 02/07/2042 •		263,854	9,926

Towd Point Mortgage Trust
1.457% due 05/25/2058 •		950	951

136	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.457% due 10/25/2059 •		$7,070	$7,066
3.000% due 06/25/2058 ~		3,236	3,179
3.000% due 11/25/2058 ~		1,805	1,802

Tralee CLO Ltd.
2.108% due 10/25/2032 •		3,425	3,402

Trinitas CLO Ltd.
1.288% due 10/25/2028 •		6,214	6,218

Trinitas Euro CLO DAC
1.550% due 08/15/2033 •	EUR	667	738

Tropic CDO Ltd.
0.561% due 07/15/2036 •		$9,842	9,301
0.991% due 04/15/2034 •		82	81

U.S. Capital Funding Ltd.
0.511% due 10/10/2040 •		778	715

Upstart Securitization Trust
4.480% due 03/20/2032 (c)		15,000	14,728

Venture CLO Ltd.
1.121% due 04/15/2027 •		3,924	3,924
1.274% due 04/20/2029 •		7,512	7,516
1.301% due 07/15/2031 •		5,700	5,667
1.496% due 09/07/2030 •		20,000	19,993
1.538% due 08/28/2029 •		18,381	18,384
2.049% due 07/30/2032 •		14,200	14,046

Vibrant CLO Ltd.
1.870% due 07/20/2032 •		23,200	22,954
1.954% due 07/20/2032 •		12,125	12,123

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Voya CLO Ltd.
1.691% due 10/15/2030 •	$4,000	$3,952

Wells Fargo Home Equity Asset-Backed Securities Trust
2.557% due 11/25/2035 •	10,324	10,457

Westlake Automobile Receivables Trust
3.340% due 06/15/2026	5,000	4,910

Total Asset-Backed Securities (Cost $2,152,183)		2,097,483

SHORT-TERM INSTRUMENTS 1.3%

REPURCHASE AGREEMENTS (g) 1.2%
		88,846

U.S. TREASURY BILLS 0.0%
0.292% due 05/19/2022 (e)(f)(l)	2,836	2,835

U.S. TREASURY CASH MANAGEMENT BILLS 0.1%
0.477% due 06/21/2022 (e)(f)(j)(l)	9,009	9,000

Total Short-Term Instruments (Cost $100,680)		100,681

Total Investments in Securities (Cost $12,317,561)		11,862,060

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.0%

SHORT-TERM INSTRUMENTS 1.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.0%

PIMCO Short-Term Floating NAV Portfolio III	8,154,419	$79,179

Total Short-Term Instruments (Cost $79,181)		79,179

Total Investments in Affiliates (Cost $79,181)		79,179

Total Investments 155.5% (Cost $12,396,742)		$11,941,239

Financial Derivative Instruments (i)(k) 0.6% (Cost or Premiums, net $(63,267))		45,776

Other Assets and Liabilities, net (56.1)%		(4,309,208)

Net Assets 100.0%		$7,677,807

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Security is not accruing income as of the date of this report.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$110	U.S. Treasury Bills 0.000% due 08/04/2022	$(112)	$110	$110
SGY	0.120	03/31/2022	04/01/2022	88,736	U.S. Treasury Notes 1.375% due 12/31/2028	(88,563)	88,736	88,736

Total Repurchase Agreements						$(88,675)	$88,846	$88,846

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
CIB	0.340%	03/14/2022	04/13/2022	$(1,093,091)	$(1,093,277)
FAR	0.340	03/14/2022	04/13/2022	(767,956)	(768,086)

Total Reverse Repurchase Agreements					$(1,861,363)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	137

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BOS	0.200%	03/31/2022	04/01/2022	$(5,879)	$(5,879)
TDL	0.310	03/31/2022	04/01/2022	(9,627)	(9,627)

Total Sale-Buyback Transactions					$(15,506)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Government Agencies (24.8)%
Ginnie Mae, TBA	2.000%	04/01/2052	$101,600	$(98,989)	$(96,663)
Ginnie Mae, TBA	2.000	05/01/2052	9,700	(9,214)	(9,216)
Ginnie Mae, TBA	4.000	04/01/2052	160,784	(166,034)	(164,000)
Uniform Mortgage-Backed Security, TBA	1.500	04/01/2037	9,500	(9,209)	(9,008)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2037	197,900	(196,206)	(192,218)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2052	395,350	(377,354)	(367,042)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2052	410,000	(376,723)	(379,957)
Uniform Mortgage-Backed Security, TBA	2.500	04/01/2037	16,000	(15,942)	(15,814)
Uniform Mortgage-Backed Security, TBA	2.500	04/01/2052	31,900	(30,893)	(30,437)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052	120,000	(113,775)	(114,260)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2052	173,900	(171,897)	(170,123)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2052	347,635	(362,633)	(354,914)

Total U.S. Government Agencies				(1,928,869)	(1,903,652)

U.S. Treasury Obligations (1.1)%
U.S. Treasury Notes	1.375	12/31/2028	94,400	(90,971)	(88,563)

Total Short Sales (25.9)%				$(2,019,840)	$(1,992,215)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
CIB	$0	$(1,093,277)	$0	$0	$(1,093,277)	$1,124,592	$31,315
FAR	0	(768,086)	0	0	(768,086)	799,594	31,508
FICC	110	0	0	0	110	(112)	(2)
SGY	88,736	0	0	0	88,736	(88,563)	173

Master Securities Forward Transaction Agreement
BCY	0	0	0	(88,563)	(88,563)	0	(88,563)
BOS	0	0	(5,879)	0	(5,879)	5,859	(20)
TDL	0	0	(9,627)	0	(9,627)	9,543	(84)

Total Borrowings and Other Financing Transactions	$88,846	$(1,861,363)	$(15,506)	$(88,563)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(1,861,363)	$0	$0	$(1,861,363)

Total	$0	$(1,861,363)	$0	$0	$(1,861,363)

Sale-Buyback Transactions
U.S. Treasury Obligations	(15,506)	0	0	0	(15,506)

Total	$(15,506)	$0	$0	$0	$(15,506)

Total Borrowings	$(15,506)	$(1,861,363)	$0	$0	$(1,876,869)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(1,876,869)

138	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

(h)	Securities with an aggregate market value of $1,939,588 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(2,226,685) at a weighted average interest rate of 0.084%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $(326) of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2023 Futures	$96.500	12/18/2023	3,597	$8,993	$(3,282)	$(4,925)

Total Written Options					$(3,282)	$(4,925)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2022	7,337	$901,534	$(26,463)	$1,834	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2022	1,578	$(384,006)	$8,990	$0	$(158)
90-Day Eurodollar June Futures	06/2022	1,113	(273,993)	3,226	0	(14)
90-Day Eurodollar March Futures	03/2023	1,578	(382,823)	10,045	0	(197)
90-Day Eurodollar September Futures	09/2022	1,699	(415,490)	7,820	0	(127)

				$30,081	$0	$(496)

Total Futures Contracts				$3,618	$1,834	$(496)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.100%	Annual	01/13/2023	$2,614,600	$188	$28,265	$28,453	$4	$0
Receive(1)	1-Day USD-Federal Funds Rate Compounded-OIS	0.200	Annual	04/29/2023	338,200	15	5,654	5,669	0	(41)
Receive(1)	1-Day USD-SOFR Compounded-OIS	2.560	Annual	03/29/2024	709,700	0	2,054	2,054	0	(136)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028	596,097	809	(33,572)	(32,763)	621	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029	108,300	3,862	4,740	8,602	0	(143)
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	12/15/2031	25,400	171	(1,499)	(1,328)	79	0
Pay	1-Day USD-SOFR Compounded-OIS	1.225	Annual	12/20/2031	79,600	0	(5,992)	(5,992)	243	0
Pay	1-Day USD-SOFR Compounded-OIS	1.180	Annual	12/21/2031	210,600	0	(16,721)	(16,721)	642	0
Receive	1-Day USD-SOFR Compounded-OIS	1.758	Annual	03/16/2032	105,000	593	2,718	3,311	0	(339)
Pay(1)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032	201,300	(12,383)	(4,406)	(16,789)	660	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	139

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	1-Day USD-SOFR Compounded-OIS	1.840	Annual	07/15/2032		$79,400	$0	$2,282	$2,282	$0	$(259)
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	12/15/2023		1,756,900	(580)	55,049	54,469	0	(188)
Receive	3-Month USD-LIBOR	0.300	Semi-Annual	03/30/2024		10,400	3	447	450	0	(3)
Receive(1)	3-Month USD-LIBOR	1.990	Semi-Annual	11/30/2024		431,200	0	8,231	8,231	0	(98)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	12/15/2024		961,800	(786)	45,978	45,192	0	(173)
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	03/03/2025		905,300	883	30,492	31,375	94	0
Receive	3-Month USD-LIBOR	0.830	Semi-Annual	10/22/2026		68,600	0	4,824	4,824	0	(33)
Pay	3-Month USD-LIBOR	1.080	Semi-Annual	10/22/2026		342,900	(787)	(19,254)	(20,041)	168	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		290,800	(3,276)	18,814	15,538	20	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		7,400	40	13	53	4	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		351,240	(18,424)	(21,190)	(39,614)	211	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		594,100	(9,339)	41,687	32,348	0	(565)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		594,200	6,864	(39,827)	(32,963)	499	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		3,550	(233)	(243)	(476)	9	0
Receive	3-Month USD-LIBOR	1.493	Semi-Annual	06/23/2031		51,400	(132)	3,911	3,779	0	(153)
Receive	3-Month USD-LIBOR	1.528	Semi-Annual	07/14/2031		96,500	(613)	7,530	6,917	0	(321)
Receive	3-Month USD-LIBOR	1.498	Semi-Annual	07/15/2031		56,000	(345)	4,507	4,162	0	(190)
Receive	3-Month USD-LIBOR	1.508	Semi-Annual	07/15/2031		68,600	(319)	5,358	5,039	0	(232)
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	07/16/2031		68,600	(298)	5,675	5,377	0	(232)
Receive	3-Month USD-LIBOR	1.410	Semi-Annual	07/21/2031		40,500	(255)	3,576	3,321	0	(138)
Receive	3-Month USD-LIBOR	1.440	Semi-Annual	07/21/2031		68,600	(305)	5,611	5,306	0	(187)
Receive	3-Month USD-LIBOR	1.405	Semi-Annual	07/28/2031		68,600	(261)	5,938	5,677	0	(234)
Receive	3-Month USD-LIBOR	1.425	Semi-Annual	09/03/2031		95,100	(458)	8,359	7,901	0	(306)
Pay	3-Month USD-LIBOR	1.850	Semi-Annual	09/22/2031		43,100	0	(1,996)	(1,996)	114	0
Pay	3-Month USD-LIBOR	1.501	Semi-Annual	09/29/2031		70,000	(392)	(5,106)	(5,498)	223	0
Pay	3-Month USD-LIBOR	1.288	Semi-Annual	10/12/2031		141,000	(1,452)	(11,094)	(12,546)	402	0
Pay	3-Month USD-LIBOR	1.290	Semi-Annual	10/12/2031		173,300	(2,184)	(13,204)	(15,388)	494	0
Pay	3-Month USD-LIBOR	1.293	Semi-Annual	10/12/2031		143,000	(1,773)	(11,199)	(12,972)	494	0
Pay	3-Month USD-LIBOR	1.319	Semi-Annual	10/12/2031		141,700	(1,729)	(10,792)	(12,521)	490	0
Pay	3-Month USD-LIBOR	1.356	Semi-Annual	10/12/2031		140,500	(1,475)	(10,470)	(11,945)	487	0
Receive	3-Month USD-LIBOR	1.378	Semi-Annual	10/12/2031		141,000	973	10,426	11,399	0	(403)
Receive	3-Month USD-LIBOR	1.380	Semi-Annual	10/12/2031		173,300	1,594	12,385	13,979	0	(496)
Receive	3-Month USD-LIBOR	1.383	Semi-Annual	10/12/2031		143,000	1,287	10,522	11,809	0	(496)
Receive	3-Month USD-LIBOR	1.409	Semi-Annual	10/12/2031		141,700	1,240	10,129	11,369	0	(492)
Receive	3-Month USD-LIBOR	1.446	Semi-Annual	10/12/2031		140,500	983	9,820	10,803	0	(489)
Receive	3-Month USD-LIBOR	1.468	Semi-Annual	10/12/2031		141,000	599	9,654	10,253	0	(404)
Receive	3-Month USD-LIBOR	1.470	Semi-Annual	10/12/2031		173,300	1,057	11,513	12,570	0	(497)
Receive	3-Month USD-LIBOR	1.473	Semi-Annual	10/12/2031		143,000	858	9,789	10,647	0	(498)
Receive	3-Month USD-LIBOR	1.499	Semi-Annual	10/12/2031		141,700	857	9,360	10,217	0	(494)
Receive	3-Month USD-LIBOR	1.536	Semi-Annual	10/12/2031		140,500	632	9,029	9,661	0	(491)
Pay	3-Month USD-LIBOR	1.535	Semi-Annual	10/22/2031		52,700	(150)	(3,495)	(3,645)	191	0
Pay	3-Month USD-LIBOR	1.541	Semi-Annual	10/26/2031		51,400	(139)	(3,400)	(3,539)	186	0
Pay	3-Month USD-LIBOR	1.520	Semi-Annual	11/05/2031		401,100	(2,366)	(26,216)	(28,582)	1,442	0
Pay	3-Month USD-LIBOR	1.532	Semi-Annual	11/05/2031		201,000	(1,176)	(12,939)	(14,115)	723	0
Pay	3-Month USD-LIBOR	1.542	Semi-Annual	11/05/2031		207,000	(1,213)	(13,127)	(14,340)	745	0
Pay	3-Month USD-LIBOR	1.543	Semi-Annual	11/05/2031		105,300	(590)	(6,700)	(7,290)	379	0
Pay	3-Month USD-LIBOR	1.550	Semi-Annual	11/05/2031		101,400	(594)	(6,357)	(6,951)	365	0
Pay	3-Month USD-LIBOR	1.567	Semi-Annual	11/16/2031		59,700	(346)	(3,705)	(4,051)	211	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		1,126,591	(2,023)	(12,461)	(14,484)	2,319	(1,225)
Pay	3-Month USD-LIBOR	1.748	Semi-Annual	02/09/2032		131,700	(965)	(6,495)	(7,460)	497	0
Pay	3-Month USD-LIBOR	1.761	Semi-Annual	02/09/2032		120,600	(892)	(5,798)	(6,690)	455	0
Pay	3-Month USD-LIBOR	1.773	Semi-Annual	02/09/2032		241,200	(1,785)	(11,347)	(13,132)	911	0
Receive	3-Month USD-LIBOR	1.913	Semi-Annual	02/09/2032		45,800	247	1,670	1,917	0	(174)
Receive	3-Month USD-LIBOR	1.974	Semi-Annual	02/09/2032		52,300	290	1,614	1,904	0	(199)
Receive	3-Month USD-LIBOR	1.983	Semi-Annual	02/09/2032		52,300	298	1,562	1,860	0	(199)
Receive	3-Month USD-LIBOR	1.988	Semi-Annual	02/09/2032		29,100	182	774	956	0	(92)
Receive	3-Month USD-LIBOR	2.008	Semi-Annual	02/09/2032		102,400	525	2,890	3,415	0	(391)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	02/18/2032		53,100	(381)	(1,465)	(1,846)	199	0
Receive(1)	3-Month USD-LIBOR	2.075	Semi-Annual	06/08/2032		175,400	0	5,849	5,849	0	(661)
Receive(1)	3-Month USD-LIBOR	2.210	Semi-Annual	06/14/2032		165,600	0	3,572	3,572	0	(619)
Receive(1)	3-Month USD-LIBOR	2.165	Semi-Annual	06/15/2032		41,500	0	1,063	1,063	0	(154)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	4,900	90	436	526	0	(26)
Receive(1)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		20,800	1,955	318	2,273	0	(145)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		2,000	111	322	433	0	(19)

Total Swap Agreements							$(43,213)	$104,340	$61,127	$14,581	$(12,635)

140	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,834	$14,581	$16,415	$(4,925)	$(496)	$(12,635)	$(18,056)

(j)

Securities with an aggregate market value of $196,151 and cash of $26,292 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	05/2022	CAD	18,247		$14,333	$0	$(261)

BPS	05/2022		29,892		23,413	0	(494)

CBK	05/2022	EUR	2,388		2,725	79	0

HUS	04/2022		$1,950	EUR	1,763	1	0
	04/2022		2,731	GBP	2,037	0	(55)

MYI	04/2022		120,651	EUR	108,348	0	(791)
	05/2022	EUR	108,348		$120,756	794	0

SCX	04/2022		111,036		124,876	2,042	0
	04/2022	GBP	189,764		254,684	5,401	0
	04/2022		$1,026	EUR	925	0	(3)
	04/2022		2,005	GBP	1,518	0	(11)
	05/2022	GBP	186,209		$245,124	558	0

Total Forward Foreign Currency Contracts						$8,875	$(1,615)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.385%	06/06/2022	32,600	$346	$252
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.451	06/06/2022	59,700	567	372
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.553	06/13/2022	166,000	344	842
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.698	06/14/2022	165,000	295	539
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.658	06/15/2022	174,000	317	664
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.320	06/28/2022	700	3	17
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.280	06/29/2023	107,720	5,731	8,587

BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/05/2024	267,500	1,792	3,205

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.400	05/19/2027	236,100	1,334	1,223
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.034	02/28/2023	199,000	1,254	3,449
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.880	03/01/2023	63,700	395	1,240
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.933	03/01/2023	199,000	1,254	3,724
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/09/2024	91,900	666	1,111
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/20/2024	211,000	1,834	2,583

DUB	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.821	06/06/2022	39,300	325	216
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.347	06/10/2022	8,100	33	175
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/07/2024	264,500	1,891	3,183
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/28/2024	122,500	992	1,518
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	03/04/2024	122,500	894	1,528

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.030	06/06/2022	79,000	837	890
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.314	06/06/2022	88,100	947	855
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.046	09/28/2022	133,200	1,154	655
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	02/12/2024	46,100	410	558

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	141

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value

MYC	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.998	03/07/2023	191,800	$1,389	$3,431
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400	04/01/2022	905,300	1,032	32,307
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	05/02/2022	905,300	1,068	30,873
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.795	06/06/2022	81,800	771	408
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.812	06/06/2022	43,700	416	232
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.314	06/06/2022	102,800	912	997
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.373	06/06/2022	88,100	819	709
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.436	06/06/2022	45,900	443	301

NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.260	03/10/2023	33,200	242	483
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.943	06/06/2022	28,400	257	238
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.279	06/09/2022	258,000	1,074	2,927
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.248	06/17/2022	2,800	11	79

							$ 32,049	$110,371

OPTIONS ON SECURITIES

Counterparty	Description		Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	$	100.656	04/06/2022	56,000	$350	$2,922
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052		96.750	05/05/2022	110,000	679	2,009
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052		97.156	05/05/2022	114,000	730	2,447
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052		97.250	05/05/2022	61,500	370	1,368
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052		94.844	06/06/2022	85,600	599	935
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052		94.891	06/06/2022	85,600	605	954

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052		98.406	04/06/2022	64,500	524	3,597
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052		98.488	04/06/2022	64,500	524	3,650

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052		96.117	04/06/2022	129,500	617	4,257
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052		96.172	04/06/2022	129,500	617	4,328
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052		96.594	04/06/2022	133,000	571	1,579
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052		98.852	04/06/2022	27,000	200	922
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052		99.078	04/06/2022	42,500	315	1,547
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052		99.586	04/06/2022	7,900	59	328
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052		100.844	04/06/2022	72,500	408	2,169
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052		99.867	05/05/2022	43,000	363	1,043
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052		99.984	05/05/2022	44,000	371	1,111
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052		100.484	05/05/2022	44,500	375	1,321

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052		97.297	05/05/2022	158,500	991	3,586

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052		97.250	06/06/2022	134,000	1,403	1,464
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052		96.086	04/06/2022	215,700	1,045	7,023
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052		96.164	04/06/2022	216,500	1,116	7,219
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052		96.289	04/06/2022	104,000	536	3,598
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052		96.367	04/06/2022	104,000	544	3,679
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052		96.531	04/06/2022	208,000	1,040	7,699
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052		98.320	04/06/2022	55,500	451	3,047
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052		98.523	04/06/2022	55,500	473	3,160
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052		96.578	04/06/2022	112,000	438	1,314
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052		96.516	05/05/2022	131,500	750	2,173
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052		96.719	05/05/2022	110,000	679	1,983
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052		100.766	04/06/2022	39,000	244	1,137
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052		100.875	04/06/2022	39,500	224	1,194
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052		99.922	05/05/2022	40,000	356	989
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052		100.539	05/05/2022	39,000	329	1,177
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052		99.547	06/06/2022	117,500	1,129	969

						$20,025	$87,898

Total Purchased Options						$52,074	$198,269

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.110%	06/29/2023	527,820	$ (5,731)	$(18,083)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.788	04/06/2022	131,100	(1,051)	(3,888)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.790	04/06/2022	65,500	(541)	(1,928)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.820	04/06/2022	65,500	(544)	(1,753)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.310	05/02/2022	137,600	(509)	(10)

142	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.660%	05/02/2022	137,600	$ (2,050)	$(5,950)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.635	05/16/2022	53,600	(385)	(78)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.135	05/16/2022	53,600	(420)	(713)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.503	06/13/2022	89,500	(579)	(166)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.648	06/14/2022	88,500	(502)	(296)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.608	06/15/2022	93,400	(529)	(277)

CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.534	02/28/2023	199,000	(1,154)	(391)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.380	03/01/2023	63,700	(366)	(97)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.433	03/01/2023	199,000	(1,164)	(331)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.802	04/06/2022	140,800	(1,130)	(3,993)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.767	05/05/2022	71,000	(753)	(2,478)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.788	05/05/2022	78,900	(836)	(2,627)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.869	05/05/2022	67,900	(686)	(1,846)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.875	05/05/2022	63,900	(645)	(1,710)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.198	06/06/2022	55,800	(592)	(767)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.204	06/06/2022	55,800	(592)	(752)

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.780	04/06/2022	299,800	(2,277)	(9,091)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.287	04/01/2022	176,500	(786)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.787	04/01/2022	176,500	(786)	(5,216)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.760	05/05/2022	65,000	(683)	(2,304)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.996	09/28/2022	74,000	(1,080)	(1,368)

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.498	03/07/2023	191,800	(1,304)	(368)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.435	05/09/2022	49,300	(194)	(15)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.463	05/09/2022	49,500	(204)	(18)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	05/23/2022	51,200	(281)	(40)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.153	05/23/2022	51,200	(281)	(701)

NGF	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.760	03/10/2023	33,200	(229)	(98)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.529	06/09/2022	138,200	(1,285)	(266)

							$ (30,149)	$(67,619)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	$99.266	06/06/2022	178,000	$(820)	$(707)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.125	04/06/2022	8,600	(42)	(283)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.406	04/06/2022	7,000	(35)	(250)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.063	04/06/2022	8,000	(32)	(210)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.125	04/06/2022	7,500	(29)	(202)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.508	04/06/2022	8,500	(35)	(261)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.656	04/06/2022	56,000	(192)	(2,362)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	100.156	04/06/2022	56,000	(262)	(2,642)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.359	05/05/2022	12,000	(47)	(241)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.336	06/06/2022	124,000	(572)	(510)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.516	06/06/2022	61,000	(338)	(279)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.781	06/06/2022	183,500	(788)	(980)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	99.141	06/06/2022	104,000	(439)	(683)

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.406	04/06/2022	64,500	(322)	(2,952)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.488	04/06/2022	64,500	(328)	(3,005)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.906	04/06/2022	64,500	(383)	(3,274)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.988	04/06/2022	64,500	(388)	(3,327)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	96.406	06/06/2022	55,500	(345)	(434)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.617	06/06/2022	10,500	(62)	(132)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	98.406	06/06/2022	55,500	(295)	(384)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.617	06/06/2022	10,500	(47)	(32)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.852	04/06/2022	27,000	(105)	(652)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.078	04/06/2022	42,500	(166)	(1,122)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.352	04/06/2022	27,000	(150)	(787)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.453	04/06/2022	115,500	(487)	(3,483)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.547	04/06/2022	7,900	(31)	(246)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.578	04/06/2022	42,500	(236)	(1,335)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.586	04/06/2022	7,900	(31)	(249)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.086	04/06/2022	7,900	(42)	(288)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.391	05/05/2022	3,000	(14)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.469	05/05/2022	3,500	(16)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.617	05/05/2022	3,000	(14)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.844	04/06/2022	72,500	(215)	(1,448)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.344	04/06/2022	72,500	(295)	(1,807)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.414	04/06/2022	7,000	(22)	(179)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	143

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	$98.766	05/05/2022	3,000	$(16)	$(47)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.867	05/05/2022	43,000	(198)	(704)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.914	05/05/2022	3,500	(19)	(58)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.984	05/05/2022	44,000	(203)	(758)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.102	05/05/2022	3,000	(16)	(54)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.367	05/05/2022	43,000	(289)	(866)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.484	05/05/2022	88,500	(497)	(1,866)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.984	05/05/2022	44,500	(282)	(1,124)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2052	101.781	04/06/2022	184,000	(633)	(2,921)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.625	06/06/2022	5,500	(32)	(32)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	100.625	06/06/2022	5,500	(23)	(23)

MSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.453	06/06/2022	88,500	(525)	(1,046)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.453	06/06/2022	88,500	(387)	(307)
	Put - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	101.109	04/14/2022	128,500	(572)	(2,927)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.906	04/06/2022	109,500	(445)	(2,704)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.000	04/06/2022	91,500	(365)	(2,345)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.094	04/06/2022	128,500	(512)	(3,413)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	96.141	06/06/2022	129,500	(840)	(934)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.531	05/05/2022	96,000	(533)	(1,350)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.625	05/05/2022	68,000	(377)	(999)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	99.145	06/06/2022	263,000	(1,089)	(1,732)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	96.250	06/06/2022	134,000	(942)	(983)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	96.750	06/06/2022	134,000	(1,162)	(1,202)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.438	06/06/2022	20,000	(109)	(235)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	98.375	06/06/2022	134,000	(754)	(944)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.242	06/06/2022	78,700	(320)	(318)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.281	06/06/2022	91,000	(423)	(358)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.438	06/06/2022	20,000	(97)	(70)
	Call - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	101.191	04/14/2022	5,000	(18)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.199	04/06/2022	3,000	(14)	(101)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.320	04/06/2022	55,500	(282)	(2,492)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.523	04/06/2022	55,500	(267)	(2,605)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.820	04/06/2022	55,500	(334)	(2,770)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	98.023	04/06/2022	55,500	(340)	(2,882)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.625	04/06/2022	19,500	(73)	(427)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.656	04/06/2022	3,500	(13)	(78)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.344	04/06/2022	5,000	(19)	(145)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.391	04/06/2022	2,500	(9)	(74)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.406	04/06/2022	7,000	(28)	(208)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.484	04/06/2022	7,000	(27)	(213)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.531	04/06/2022	4,000	(15)	(124)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.563	04/06/2022	1,500	(6)	(47)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.188	04/06/2022	4,000	(16)	(150)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	96.344	05/05/2022	14,000	(81)	(214)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.344	05/05/2022	14,000	(63)	(12)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.508	05/05/2022	3,000	(15)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.523	05/05/2022	3,500	(16)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	99.008	05/05/2022	1,500	(6)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	96.031	06/06/2022	44,100	(269)	(269)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.766	04/06/2022	39,000	(122)	(749)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.875	04/06/2022	39,500	(117)	(801)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.266	04/06/2022	39,000	(183)	(942)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.375	04/06/2022	39,500	(160)	(997)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.875	04/06/2022	2,000	(6)	(60)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.781	05/05/2022	3,500	(18)	(55)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.922	05/05/2022	40,000	(211)	(671)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.047	05/05/2022	7,000	(33)	(124)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.422	05/05/2022	40,000	(266)	(823)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.539	05/05/2022	42,500	(199)	(915)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.594	05/05/2022	3,000	(12)	(66)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.039	05/05/2022	39,000	(247)	(1,004)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.781	05/05/2022	3,500	(13)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2052	101.719	04/06/2022	155,500	(449)	(2,372)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2052	102.141	04/06/2022	1,500	(2)	(29)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2052	101.000	05/05/2022	6,000	(9)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2052	101.609	05/05/2022	182,000	(739)	(3,378)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.328	06/06/2022	94,000	(448)	(385)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.547	06/06/2022	117,500	(698)	(547)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.625	06/06/2022	6,500	(38)	(38)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	99.047	06/06/2022	117,500	(881)	(732)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	99.500	06/06/2022	23,100	(97)	(186)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	100.547	06/06/2022	117,500	(532)	(468)

144	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	$ 100.625	06/06/2022	6,500	$(27)	$(27)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	101.500	06/06/2022	23,100	(69)	(37)

					$(26,772)	$(93,310)

Total Written Options					$(56,921)	$(160,929)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$2,138	$(738)	$593	$0	$(145)
	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	4,923	(1,241)	1,291	50	0

BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	312	(83)	86	3	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	25,000	(1,384)	1,523	139	0

DUB	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	16,700	(392)	493	101	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	1,997	(108)	120	12	0

FBF	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	2,300	(16)	20	4	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	24,307	(537)	559	22	0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	6,350	(139)	177	38	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	1,600	12	(5)	7	0
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072	75,600	(91)	9	0	(82)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	169	1	(1)	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	6,300	(328)	363	35	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	300	(13)	15	2	0

JPS	CMBX.NA.AAA.15 Index	0.500	Monthly	11/18/2064	103,100	(1,579)	513	0	(1,066)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	1,997	(108)	120	12	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	21,000	(734)	861	127	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	29,600	(368)	504	136	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	6,066	(229)	252	23	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	14,978	(1,428)	1,517	89	0

SAL	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	3,116	(707)	738	31	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	44,200	(332)	599	267	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	172,500	(1,422)	2,215	793	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	8,500	(11)	28	17	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	50,527	50	251	301	0

						$(11,925)	$12,841	$2,209	$(1,293)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.780%	Quarterly	05/10/2022	$213,000	$0	$673	$673	$0
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.810	Quarterly	05/17/2022	430,000	0	1,228	1,228	0

							$0	$1,901	$1,901	$0

Total Swap Agreements							$(11,925)	$14,742	$4,110	$(1,293)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$21,908	$50	$21,958	$(261)	$(42,752)	$(145)	$(43,158)	$(21,200)	$22,768	$1,568
BPS	0	3,205	0	3,205	(494)	0	0	(494)	2,711	(3,178)	(467)
BRC	0	0	142	142	0	0	0	0	142	(210)	(68)
CBK	79	13,330	0	13,409	0	(14,992)	0	(14,992)	(1,583)	2,763	1,180
DUB	0	6,620	113	6,733	0	(9,091)	0	(9,091)	(2,358)	2,571	213

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	145

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
FBF	$0	$0	$26	$26	$0	$0	$0	$0	$26	$(20)	$6
GLM	0	2,958	0	2,958	0	(8,888)	0	(8,888)	(5,930)	4,600	(1,330)
GSC	0	7,247	0	7,247	0	(12,558)	0	(12,558)	(5,311)	5,799	488
GST	0	0	82	82	0	0	(82)	(82)	0	4	4
HUS	1	0	0	1	(55)	0	0	(55)	(54)	0	(54)
JPM	0	18,605	0	18,605	0	(21,038)	0	(21,038)	(2,433)	2,468	35
JPS	0	0	1,913	1,913	0	0	(1,066)	(1,066)	847	(882)	(35)
MBC	0	0	0	0	0	0	0	0	0	61	61
MSC	0	3,586	0	3,586	0	(17,757)	0	(17,757)	(14,171)	0	(14,171)
MYC	0	69,258	375	69,633	0	(1,142)	0	(1,142)	68,491	(69,886)	(1,395)
MYI	794	0	0	794	(791)	0	0	(791)	3	0	3
NGF	0	3,727	0	3,727	0	(364)	0	(364)	3,363	(3,689)	(326)
SAL	0	47,825	1,409	49,234	0	(32,347)	0	(32,347)	16,887	(21,060)	(4,173)
SCX	8,001	0	0	8,001	(14)	0	0	(14)	7,987	(5,840)	2,147

Total Over the Counter	$8,875	$198,269	$4,110	$211,254	$(1,615)	$(160,929)	$(1,293)	$(163,837)

(l)

Securities with an aggregate market value of $42,687 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,834	$1,834
Swap Agreements	0	0	0	0	14,581	14,581

	$0	$0	$0	$0	$16,415	$16,415

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,875	$0	$8,875
Purchased Options	0	0	0	0	198,269	198,269
Swap Agreements	0	2,209	0	0	1,901	4,110

	$0	$2,209	$0	$8,875	$200,170	$211,254

	$0	$2,209	$0	$8,875	$216,585	$227,669

146	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4,925	$4,925
Futures	0	0	0	0	496	496
Swap Agreements	0	0	0	0	12,635	12,635

	$0	$0	$0	$0	$18,056	$18,056

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,615	$0	$1,615
Written Options	0	0	0	0	160,929	160,929
Swap Agreements	0	1,293	0	0	0	1,293

	$0	$1,293	$0	$1,615	$160,929	$163,837

	$0	$1,293	$0	$1,615	$178,985	$181,893

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$12	$12
Futures	0	0	0	0	(27,348)	(27,348)
Swap Agreements	0	0	0	0	31,421	31,421

	$0	$0	$0	$0	$4,085	$4,085

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,956	$0	$23,956
Purchased Options	0	0	0	0	3,356	3,356
Written Options	0	0	0	0	46,529	46,529
Swap Agreements	0	3,514	0	0	35,013	38,527

	$0	$3,514	$0	$23,956	$84,898	$112,368

	$0	$3,514	$0	$23,956	$88,983	$116,453

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(1,643)	$(1,643)
Futures	0	0	0	0	4,189	4,189
Swap Agreements	0	0	0	0	62,904	62,904

	$0	$0	$0	$0	$65,450	$65,450

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,709)	$0	$(3,709)
Purchased Options	0	0	0	0	128,898	128,898
Written Options	0	0	0	0	(102,353)	(102,353)
Swap Agreements	0	(1,610)	0	0	7,498	5,888

	$0	$(1,610)	$0	$(3,709)	$34,043	$28,724

	$0	$(1,610)	$0	$(3,709)	$99,493	$94,174

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	147

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)	March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,179	$0	$1,179
Corporate Bonds & Notes
Banking & Finance	0	28,466	0	28,466
Industrials	0	3,644	0	3,644
U.S. Government Agencies	0	5,792,314	18,806	5,811,120
U.S. Treasury Obligations	0	613,765	0	613,765
Non-Agency Mortgage-Backed Securities	0	3,067,804	137,918	3,205,722
Asset-Backed Securities	0	2,084,808	12,675	2,097,483
Short-Term Instruments
Repurchase Agreements	0	88,846	0	88,846
U.S. Treasury Bills	0	2,835	0	2,835
U.S. Treasury Cash Management Bills	0	9,000	0	9,000

	$0	$11,692,661	$169,399	$11,862,060

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$79,179	$0	$0	$79,179

Total Investments	$79,179	$11,692,661	$169,399	$11,941,239

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,903,652)	$0	$(1,903,652)
U.S. Treasury Obligations	0	(88,563)	0	(88,563)

	$0	$(1,992,215)	$0	$(1,992,215)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	16,415	0	16,415
Over the counter	0	211,254	0	211,254

	$0	$227,669	$0	$227,669

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(18,056)	0	(18,056)
Over the counter	(389)	(163,448)	0	(163,837)

	$(389)	$(181,504)	$0	$(181,893)

Total Financial Derivative Instruments	$(389)	$46,165	$0	$45,776

Totals	$78,790	$9,746,611	$169,399	$9,994,800

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2022:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(1)
Investments in Securities, at Value
U.S. Government Agencies	$0	$18,828	$0	$0	$0	$(22)	$0	$0	$18,806	$(43)
Non-Agency Mortgage-Backed Securities	64,105	87,113	(9,100)	(39)	(139)	(4,022)	0	0	137,918	(3,703)
Asset-Backed Securities	12,489	0	(886)	0	(13)	1,085	0	0	12,675	992

Totals	$76,594	$105,941	$(9,986)	$(39)	$(152)	$(2,959)	$0	$0	$169,399	$(2,754)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
U.S. Government Agencies	$18,806	Proxy Pricing	Base Price	98.500 - 99.969	99.380
Non-Agency Mortgage-Backed Securities	137,918	Proxy Pricing	Base Price	95.266 - 104.564	98.359
Asset-Backed Securities	12,675	Recent Transaction/ Discounted Cash Flow	Discount Rate	7.120	—

Total	$169,399

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

148	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Strategic Bond Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.7%

Brookfield Retail Holdings
2.957% (LIBOR03M + 2.500%) due 08/27/2025 ~		$190	$186

Caesars Resort Collection LLC
3.957% (LIBOR03M + 3.500%) due 07/21/2025 ~		396	394

Cornerstone Building Brands, Inc.
3.750% (LIBOR03M + 3.250%) due 04/12/2028 ~		194	188

IRB Holding Corp.
3.750% due 12/15/2027		198	196

Kronos Acquisition Holdings, Inc.
4.250% (LIBOR03M + 3.750%) due 12/22/2026 ~		198	182

MPH Acquisition Holdings LLC
4.758% (LIBOR03M + 4.250%) due 09/01/2028 ~		200	194

Organon & Co.
3.563% (LIBOR03M + 3.000%) due 06/02/2028 ~		193	192

Sound United
6.250% (LIBOR03M + 5.500%) due 04/28/2028 ~		198	197

U.S. Foods, Inc.
3.258% (LIBOR03M + 2.750%) due 11/22/2028 ~		300	297

Uber Technologies, Inc.
3.957% (LIBOR03M + 3.500%) due 04/04/2025 ~		199	199

Zayo Group Holdings, Inc.
3.457% (LIBOR03M + 3.000%) due 03/09/2027 ~		269	262

Total Loan Participations and Assignments (Cost $2,521)			2,487

CORPORATE BONDS & NOTES 23.2%

BANKING & FINANCE 15.7%

AerCap Ireland Capital DAC
2.450% due 10/29/2026		200	185

American Assets Trust LP
3.375% due 02/01/2031		200	188

American Tower Corp.
2.300% due 09/15/2031		200	175

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		6	5

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(e)(f)	EUR	400	458

Banco BTG Pactual SA
4.500% due 01/10/2025		$400	398

Bank of America Corp.
3.864% due 07/23/2024 •		300	304

Barclays PLC
3.375% due 04/02/2025 •	EUR	100	115
4.972% due 05/16/2029 •		$700	733
7.250% due 03/15/2023 •(e)(f)	GBP	200	270

BNP Paribas SA
1.904% due 09/30/2028 •		$300	269
2.871% due 04/19/2032 •		200	182
7.000% due 08/16/2028 •(e)(f)		300	324

Brixmor Operating Partnership LP
2.250% due 04/01/2028		200	183

Brookfield Finance, Inc.
4.000% due 04/01/2024		50	51

Citigroup, Inc.
3.057% due 01/25/2033 •(g)		300	281
3.785% due 03/17/2033 •(g)		300	298

Corebridge Financial, Inc.
3.900% due 04/05/2032 (a)		200	200

Credit Suisse AG
6.500% due 08/08/2023 (f)		200	206

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Group AG
4.550% due 04/17/2026		$500	$509
5.250% due 02/11/2027 •(e)(f)		300	278
6.375% due 08/21/2026 •(e)(f)		200	198

Crown Castle International Corp.
3.100% due 11/15/2029		200	190

Deutsche Bank AG
0.898% due 05/28/2024 (g)		200	191
1.625% due 01/20/2027	EUR	200	216
1.750% due 11/19/2030 •		200	207
3.729% due 01/14/2032 •(g)		$200	179
3.961% due 11/26/2025 •		400	400

Equinix, Inc.
3.900% due 04/15/2032 (a)		200	199

Ford Motor Credit Co. LLC
0.172% due 12/01/2024 •	EUR	100	106
1.744% due 07/19/2024		100	109
2.748% due 06/14/2024	GBP	100	127
3.375% due 11/13/2025		$300	294
4.535% due 03/06/2025	GBP	100	132

Goldman Sachs Group, Inc.
0.523% due 03/08/2023		$200	197
0.673% due 03/08/2024 •		200	196
1.259% (US0003M + 1.000%) due 07/24/2023 ~		200	200
2.108% (US0003M + 1.600%) due 11/29/2023 ~		300	304
3.000% due 03/15/2024		100	100
3.615% due 03/15/2028 •		300	300

HSBC Holdings PLC
1.750% due 07/24/2027 •	GBP	200	248
2.871% due 11/22/2032 •		$300	273
4.292% due 09/12/2026 •		300	304
4.583% due 06/19/2029 •		100	103
6.000% due 09/29/2023 •(e)(f)	EUR	200	232

Huarong Finance Co. Ltd.
3.375% due 02/24/2030		$200	173
4.750% due 04/27/2027		200	196

ING Groep NV
2.727% due 04/01/2032 •		400	368
4.017% due 03/28/2028 •		200	201

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(e)(f)	EUR	200	246

JPMorgan Chase & Co.
1.158% (US0003M + 0.900%) due 04/25/2023 ~		$400	400
1.489% (US0003M + 1.230%) due 10/24/2023 ~		300	302
2.947% due 02/24/2028 •		200	195
2.963% due 01/25/2033 •		200	189

Kennedy-Wilson, Inc.
4.750% due 02/01/2030		200	191

Lazard Group LLC
4.500% due 09/19/2028		800	824

LeasePlan Corp. NV
2.875% due 10/24/2024		200	196

Lloyds Banking Group PLC
3.750% due 03/18/2028 •		200	200

Mizuho Financial Group, Inc.
3.261% due 05/22/2030 •		200	194

Morgan Stanley
2.630% due 02/18/2026 •		200	196
2.943% due 01/21/2033 •		300	282

MPT Operating Partnership LP
3.375% due 04/24/2030	GBP	100	123

National Health Investors, Inc.
3.000% due 02/01/2031		$200	174

Nationwide Building Society
4.302% due 03/08/2029 •		300	302
4.363% due 08/01/2024 •		300	305

NatWest Group PLC
3.875% due 09/12/2023		500	505

Natwest Group PLC
4.519% due 06/25/2024 •		200	203
4.800% due 04/05/2026		500	517

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Acceptance Co. LLC
2.000% due 03/09/2026		$200	$183

OneMain Finance Corp.
6.125% due 03/15/2024		250	257

Public Storage
0.500% due 09/09/2030	EUR	200	193

Santander U.K. Group Holdings PLC
3.823% due 11/03/2028 •		$950	935
7.375% due 06/24/2022 •(e)(f)	GBP	200	266

Skandinaviska Enskilda Banken AB
5.625% due 05/13/2022 •(e)(f)		$200	201

SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023		700	702

Societe Generale SA
1.488% due 12/14/2026 •		300	272
6.750% due 04/06/2028 •(e)(f)		300	304

Standard Chartered PLC
2.819% due 01/30/2026 •		300	292
7.500% due 04/02/2022 •(e)(f)		200	200

Sumitomo Mitsui Financial Group, Inc.
2.222% due 09/17/2031		200	177

UniCredit SpA
7.830% due 12/04/2023		600	638

Wells Fargo & Co.
1.529% (US0003M + 1.230%) due 10/31/2023 ~		200	201
3.000% due 04/22/2026		300	297
3.526% due 03/24/2028 •		400	400

			22,617

INDUSTRIALS 6.5%

Air Canada
4.625% due 08/15/2029	CAD	200	151

American Airlines Pass-Through Trust
3.250% due 04/15/2030		$77	69
3.375% due 11/01/2028		203	195

American Airlines, Inc.
5.500% due 04/20/2026		200	202
5.750% due 04/20/2029		100	100

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	300	365

Bio-Rad Laboratories, Inc.
3.300% due 03/15/2027		$200	197

BK LC Lux Finco1 SARL
5.250% due 04/30/2029	EUR	100	109

Boeing Co.
1.950% due 02/01/2024		$200	196

Broadcom, Inc.
3.137% due 11/15/2035		3	3
4.110% due 09/15/2028		12	12

Caesars Entertainment, Inc.
6.250% due 07/01/2025		300	310

Charter Communications Operating LLC
3.500% due 06/01/2041		200	167

Coty, Inc.
3.875% due 04/15/2026	EUR	100	108
4.750% due 01/15/2029		$200	187
5.000% due 04/15/2026		300	293

DAE Funding LLC
3.375% due 03/20/2028		200	188

DR Horton, Inc.
4.375% due 09/15/2022		100	101
4.750% due 02/15/2023		200	203

Expedia Group, Inc.
6.250% due 05/01/2025		44	47

FactSet Research Systems, Inc.
3.450% due 03/01/2032		200	193

Grifols Escrow Issuer SA
3.875% due 10/15/2028	EUR	200	211

GSK Consumer Healthcare Capital U.S. LLC
3.375% due 03/24/2027		$250	250

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	149

Schedule of Investments	PIMCO Strategic Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		$100	$91
3.750% due 05/01/2029		400	376

Hyatt Hotels Corp.
1.320% (SOFRINDX + 1.050%) due 10/01/2023 ~		100	100

Imperial Brands Finance PLC
3.750% due 07/21/2022		400	401

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	100	105

Magallanes, Inc.
4.279% due 03/15/2032		$200	201

Marriott International, Inc.
2.850% due 04/15/2031		200	183

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		200	170

Mitchells & Butlers Finance PLC
6.013% due 12/15/2030	GBP	150	207

MPH Acquisition Holdings LLC
5.500% due 09/01/2028		$100	96

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		500	491
4.810% due 09/17/2030		200	199

Petroleos Mexicanos
6.700% due 02/16/2032		199	189

Prosus NV
2.085% due 01/19/2030	EUR	200	191

Sands China Ltd.
3.100% due 03/08/2029		$200	171

Studio City Finance Ltd.
5.000% due 01/15/2029		100	76

Summer BC Bidco B LLC
5.500% due 10/31/2026		200	193

T-Mobile USA, Inc.
3.875% due 04/15/2030		200	201

TEGNA, Inc.
4.625% due 03/15/2028		200	199

Toyota Tsusho Corp.
3.625% due 09/13/2023		300	304

Transocean, Inc.
7.250% due 11/01/2025		100	87

United Airlines Pass-Through Trust
5.875% due 04/15/2029		175	181

United Airlines, Inc.
4.375% due 04/15/2026		100	99
4.625% due 04/15/2029		300	286

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		200	183

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	100	121

Wynn Macau Ltd.
5.500% due 01/15/2026		$400	364

Wynn Resorts Finance LLC
7.750% due 04/15/2025		100	104

			9,426

UTILITIES 1.0%

Boston Gas Co.
3.757% due 03/16/2032		100	100

Pacific Gas & Electric Co.
1.367% due 03/10/2023		400	393
3.250% due 06/01/2031		200	181
4.400% due 03/01/2032		200	197

Rio Oil Finance Trust
8.200% due 04/06/2028		228	246

Southern California Gas Co.
2.950% due 04/15/2027		200	197

Verizon Communications, Inc.
3.875% due 03/01/2052		100	101

			1,415

Total Corporate Bonds & Notes (Cost $34,413)			33,458

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
2.587% due 06/01/2029		$200	$188

Total Municipal Bonds & Notes (Cost $200)			188

U.S. GOVERNMENT AGENCIES 1.1%

Fannie Mae
0.577% due 03/25/2034 •		4	4
1.357% due 04/25/2032 •		7	7

Uniform Mortgage-Backed Security
4.000% due 04/01/2048		609	632

Uniform Mortgage-Backed Security, TBA
2.500% due 04/01/2052		500	477
3.000% due 05/01/2052		400	391

Total U.S. Government Agencies (Cost $1,521)			1,511

U.S. TREASURY OBLIGATIONS 1.0%

U.S. Treasury Notes
0.125% due 06/30/2023		900	880
1.250% due 07/31/2023		587	581

Total U.S. Treasury Obligations (Cost $1,485)			1,461

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.5%

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ		114	102

Banc of America Funding Trust
2.388% due 06/20/2032 ~		18	19

Bear Stearns Adjustable Rate Mortgage Trust
2.744% due 02/25/2034 ~		20	20

Bear Stearns ALT-A Trust
3.260% due 05/25/2036 ^~		632	400

Countrywide Alternative Loan Trust
6.000% due 01/25/2036		348	301

Countrywide Home Loan Mortgage Pass-Through Trust
3.095% due 08/25/2034 ^~		1	1

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.103% due 07/25/2033 ~		4	4

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		235	188

EMF-NL Prime BV
0.232% due 04/17/2041 ~	EUR	33	37

GSR Mortgage Loan Trust
2.336% due 06/25/2034 ~		$13	13
5.750% due 01/25/2037 ^		11	8

HarborView Mortgage Loan Trust
3.674% due 06/19/2036 ^~		129	80

MASTR Adjustable Rate Mortgages Trust
1.946% due 05/25/2034 ~		46	46

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.257% due 08/15/2032 •		62	60

Residential Accredit Loans, Inc. Trust
5.858% due 09/25/2037 ~		396	331

Residential Asset Securitization Trust
6.000% due 07/25/2037 ^		196	102

Stratton Mortgage Funding PLC
0.992% due 07/20/2060 •	GBP	211	277

Structured Asset Mortgage Investments Trust
0.949% due 07/19/2035 •		$19	18

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •	GBP	788	1,040

VMC Finance LLC
1.568% due 06/16/2036 ~		$163	162

WaMu Mortgage Pass-Through Certificates Trust
1.541% due 08/25/2042 •		11	11
2.787% due 03/25/2037 ^~		393	360

Total Non-Agency Mortgage-Backed Securities (Cost $3,804)			3,580

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 17.6%

American Money Management Corp. CLO Ltd.
1.111% due 04/17/2029 •		$388	$387
1.316% due 11/10/2030 •		500	494

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.162% due 11/25/2035 •		339	337
1.477% due 09/25/2034 •		253	252

Apex Credit CLO Ltd.
1.918% due 09/20/2029 ~		500	497

Apidos CLO
1.171% due 07/17/2030 •		500	499

Ares CLO Ltd.
1.111% due 01/15/2029 •		284	282

Aurium CLO DAC
0.730% due 01/16/2031 •	EUR	300	329

Bayview Financial Acquisition Trust
6.596% due 12/28/2036 þ		$209	220

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		77	78

Bear Stearns Asset-Backed Securities Trust
0.687% due 02/25/2037 •		600	571
1.087% due 02/25/2036 •		343	343

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	500	546

Cairn CLO DAC
0.600% due 04/30/2031 •		500	551

CIT Mortgage Loan Trust
1.957% due 10/25/2037 •		$400	401

Countrywide Asset-Backed Certificates
0.657% due 06/25/2047 ^•		414	383

Countrywide Asset-Backed Certificates Trust, Inc.
1.197% due 08/25/2047 •		145	142

Crestline Denali CLO Ltd.
1.284% due 04/20/2030 •		750	749

CSAB Mortgage-Backed Trust
0.597% due 11/25/2036 •		911	200

Elevation CLO Ltd.
1.208% due 10/25/2030 •		300	297

Fremont Home Loan Trust
0.597% due 01/25/2037 •		560	356

FS Rialto Issuer LLC
2.200% due 01/19/2039 •		500	500

Halseypoint Clo Ltd.
1.354% due 07/20/2031 •		900	898

Harvest CLO DAC
0.850% due 01/15/2032 •	EUR	500	552

HSI Asset Securitization Corp. Trust
1.237% due 01/25/2036 •		$400	385

IXIS Real Estate Capital Trust
0.917% due 01/25/2037 •		112	52

Jubilee CLO DAC
0.610% due 04/15/2030 •	EUR	500	549
0.650% due 04/15/2031 •		500	546

LCM LP
1.118% due 07/19/2027 ~		$625	621
1.294% due 10/20/2027 •		172	172

LoanCore Issuer Ltd.
1.527% due 05/15/2036 •		299	298

Magnetite Ltd.
1.386% due 11/15/2028 •		596	592

Marathon CLO Ltd.
1.391% due 04/15/2029 •		208	208

Marble Point CLO Ltd.
1.281% due 10/15/2030 ~		500	498

Morgan Stanley ABS Capital, Inc. Trust
0.757% due 09/25/2036 •		684	308
0.997% due 12/25/2034 ~		231	218

Mountain View CLO LLC
1.281% due 01/16/2031 •		500	497

OSD CLO Ltd.
1.835% due 04/17/2031 •		700	692

OZLM Ltd.
1.349% due 04/30/2027 •		77	78

150	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palmer Square Loan Funding Ltd.
1.280% due 02/20/2028 •	$159	$159

Rad CLO Ltd.
1.379% due 07/24/2032 •	700	694

Residential Asset Securities Corp. Trust
0.977% due 07/25/2036 ^~	1,288	1,189
1.057% due 02/25/2036 •	882	877

Saxon Asset Securities Trust
0.767% due 09/25/2037 •	318	310

SG Mortgage Securities Trust
0.667% due 10/25/2036 •	700	573

Sierra Madre Funding Ltd.
0.689% due 09/07/2039 •	874	726

Sound Point CLO Ltd.
1.238% due 07/25/2030 •	500	501
1.249% due 01/23/2029 •	527	526
1.304% due 10/20/2028 •	522	521

Soundview Home Loan Trust
0.657% due 06/25/2037 •	571	448

Stratus CLO Ltd.
0.993% due 12/28/2029 •	300	298

TCI-Symphony CLO Ltd.
1.264% due 10/13/2032 •	500	496

TCW CLO Ltd.
1.228% due 04/25/2031 •	300	297

TPG Real Estate Finance Issuer Ltd.
1.700% due 02/15/2039 •	500	497

Venture CLO Ltd.
1.274% due 04/20/2029 •	318	318
1.304% due 07/20/2030 •	700	700
1.459% due 07/30/2032 •	300	298

WaMu Asset-Backed Certificates WaMu Trust
0.682% due 05/25/2037 •	375	359

Total Asset-Backed Securities (Cost $24,968)		25,365

SOVEREIGN ISSUES 2.1%

Israel Government International Bond
3.800% due 05/13/2060	200	200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Peru Government International Bond
5.940% due 02/12/2029	PEN	2,200	$581
6.350% due 08/12/2028		1,800	489
8.200% due 08/12/2026		1,000	294

Provincia de Buenos Aires
42.033% due 04/12/2025	ARS	380	2

Romania Government International Bond
1.750% due 07/13/2030	EUR	200	188

Saudi Government International Bond
4.500% due 10/26/2046		$200	211

South Africa Government International Bond
4.850% due 09/30/2029		400	392

Turkey Government International Bond
6.350% due 08/10/2024		600	597

Total Sovereign Issues (Cost $3,291)			2,954

		SHARES
PREFERRED SECURITIES 0.2%

FINANCIALS 0.2%

AGFC Capital Trust
1.991% (US0003M + 1.750%) due 01/15/2067 ~		100,000	58

Citigroup, Inc.
4.000% due 12/10/2025 •(e)		200,000	193

Nationwide Building Society
10.250% due 12/31/2049 ~		250	56

Total Preferred Securities (Cost $307)			307

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 48.1%

COMMERCIAL PAPER 0.3%

VW Credit, Inc.
1.180% due 05/23/2022		$500	499

REPURCHASE AGREEMENTS (h) 26.2%
			37,771

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 5.7%
(0.105)% due 04/11/2022 (c)(d)	JPY	1,000,000	$8,214

U.S. TREASURY BILLS 10.4%
0.192% due 04/28/2022 - 05/26/2022 (b)(c)		$15,000	14,997

U.S. TREASURY CASH MANAGEMENT BILLS 5.5%
0.676% due 07/19/2022 (c)(d)		7,900	7,884

Total Short-Term Instruments (Cost $69,803)			69,365

Total Investments in Securities (Cost $142,313)			140,676

		SHARES
INVESTMENTS IN AFFILIATES 1.8%

SHORT-TERM INSTRUMENTS 1.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.8%

PIMCO Short-Term Floating NAV Portfolio III		270,886	2,630

Total Short-Term Instruments (Cost $2,668)			2,630

Total Investments in Affiliates (Cost $2,668)			2,630

Total Investments 99.4% (Cost $144,981)			$143,306

Financial Derivative Instruments (i)(j) (0.0)% (Cost or Premiums, net $(2,223))			(59)

Other Assets and Liabilities, net 0.6%			956

Net Assets 100.0%			$144,203

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.057%	01/25/2033	01/18/2022	$300	$281	0.20%
Citigroup, Inc.	3.785	03/17/2033	03/10/2022	300	298	0.21
Deutsche Bank AG	0.898	05/28/2024	05/25/2021	200	191	0.13
Deutsche Bank AG	3.729	01/14/2032	01/21/2021	201	179	0.12

				$1,001	$949	0.66%

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	151

Schedule of Investments	PIMCO Strategic Bond Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$471	U.S. Treasury Bills 0.000% due 08/04/2022	$(480)	$471	$471
	0.240	03/31/2022	04/01/2022	37,300	U.S. Treasury Bonds 2.250% due 08/15/2049	(38,047)	37,300	37,300

Total Repurchase Agreements						$(38,527)	$37,771	$37,771

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (3.5)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2052	$5,400	$(5,135)	$(5,013)

U.S. Treasury Obligations (1.1)%
U.S. Treasury Inflation Protected Securities	0.125%	07/15/2031	1,471	(1,579)	(1,566)

Total Short Sales (4.6)%				$(6,714)	$(6,579)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$37,771	$0	$0	$0	$37,771	$(38,527)	$(756)

Master Securities Forward Transaction Agreement
BOS	0	0	0	(1,566)	(1,566)	0	(1,566)

Total Borrowings and Other Financing Transactions	$37,771	$0	$0	$(1,566)

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(226) at a weighted average interest rate of 0.048%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-BTP Italy Government Bond June Futures	06/2022	30	$	4,590	$(92)	$39	$(4)
Euro-Bund 10-Year Bond June Futures	06/2022	18		3,159	(182)	30	(4)
U.S. Treasury 5-Year Note June Futures	06/2022	190		21,791	(573)	26	0
U.S. Treasury 10-Year Note June Futures	06/2022	187		22,978	(684)	47	0

					$(1,531)	$142	$(8)

152	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 134.500 on Euro-Bobl Bond May 2022 Futures (1)	04/2022	2	$	0	$1	$0	$0
Put Options Strike @ EUR 131.500 on Euro-Bobl Bond May 2022 Futures (1)	04/2022	2		(6)	(5)	2	(1)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	14		(1,897)	57	0	(5)
U.S. Treasury 30-Year Bond June Futures	06/2022	14		(2,101)	50	0	(9)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	29		(5,137)	205	0	(31)

					$308	$2	$(46)

Total Futures Contracts					$(1,223)	$144	$(54)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.922%	$	300	$59	$(15)	$44	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2024	0.609		100	0	1	1	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.743		100	2	(1)	1	0	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.637		100	0	0	0	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.428		300	(1)	(4)	(5)	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2024	0.537	EUR	300	1	3	4	0	(1)
Stellantis NV	5.000	Quarterly	12/20/2026	1.378		400	92	(18)	74	0	0
Valeo SA	1.000	Quarterly	06/20/2028	2.686		200	(8)	(13)	(21)	0	0

							$145	$(47)	$98	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
CDX.HY-36 5-Year Index	(5.000)%	Quarterly	06/20/2026	$		1,000	$(95)	$29	$(66)	$0	$0
CDX.IG-35 5-Year Index	(1.000)	Quarterly	12/20/2025			700	(17)	4	(13)	0	0
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024		EUR	700	(18)	6	(12)	0	0
iTraxx Europe Senior 27 5-Year Index	(1.000)	Quarterly	06/20/2022			900	(27)	25	(2)	0	0

							$(157)	$64	$(93)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.EM-36 5-Year Index	1.000%	Quarterly	12/20/2026	$	600	$(21)	$(28)	$(49)	$0	$(1)
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027		700	38	1	39	0	0

						$17	$(27)	$(10)	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	02/07/2023	GBP	2,800	$(3)	$(29)	$(32)	$0	$0
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2027		2,000	163	12	175	0	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		2,900	(303)	(14)	(317)	12	0
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		1,700	360	8	368	0	(19)
Pay	1-Year BRL-CDI	7.115	Maturity	01/02/2023	BRL	22,000	0	(174)	(174)	1	0
Pay	1-Year BRL-CDI	7.790	Maturity	01/02/2024		1,800	0	(21)	(21)	1	0
Pay	1-Year BRL-CDI	10.206	Maturity	01/04/2027		1,300	0	(7)	(7)	1	0
Pay	1-Year BRL-CDI	11.048	Maturity	01/04/2027		15,100	0	(2)	(2)	8	0
Pay	1-Year BRL-CDI	11.086	Maturity	01/04/2027		3,000	0	0	0	2	0
Pay	1-Year BRL-CDI	11.098	Maturity	01/04/2027		6,300	0	0	0	4	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022	CAD	400	2	(1)	1	0	0
Pay(7)	3-Month CAD-Bank Bill	2.060	Semi-Annual	10/28/2023		16,100	0	(126)	(126)	9	0
Pay(7)	3-Month CAD-Bank Bill	2.000	Semi-Annual	11/14/2023		2,100	0	(18)	(18)	1	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		300	0	(11)	(11)	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	153

Schedule of Investments	PIMCO Strategic Bond Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.275%	Semi-Annual	03/03/2025	CAD	300	$0	$(10)	$(10)	$0	$0
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		200	0	(7)	(7)	0	0
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		100	0	(3)	(3)	0	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		2,100	1	(76)	(75)	1	0
Pay	3-Month CAD-Bank Bill	1.000	Semi-Annual	06/16/2026		3,200	(55)	(127)	(182)	3	0
Pay	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2026	KRW	8,078,300	(18)	(274)	(292)	0	(7)
Pay	3-Month KRW-KORIBOR	2.000	Quarterly	12/15/2026		1,304,000	2	(37)	(35)	0	(1)
Receive	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2031		4,136,200	44	233	277	14	0
Receive	3-Month KRW-KORIBOR	2.000	Quarterly	12/15/2031		713,400	3	32	35	2	0
Pay(7)	3-Month NZD-BBR	3.000	Semi-Annual	11/01/2023	NZD	6,100	2	(25)	(23)	3	0
Pay(7)	3-Month NZD-BBR	3.000	Semi-Annual	12/15/2023		8,500	0	(36)	(36)	4	0
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023		$400	(4)	9	5	0	0
Pay	3-Month USD-LIBOR	0.622	Semi-Annual	03/20/2025		3,300	0	(190)	(190)	1	0
Pay	3-Month USD-LIBOR	0.640	Semi-Annual	02/18/2026		4,100	(6)	(287)	(293)	1	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		4,700	(120)	(264)	(384)	0	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		2,430	24	302	326	0	(6)
Pay	28-Day MXN-TIIE	5.660	Lunar	03/24/2023	MXN	150,000	(1)	(184)	(185)	3	0
Pay	UKRPI	3.579	Maturity	10/15/2033	GBP	900	0	(168)	(168)	0	(16)

							$91	$(1,495)	$(1,404)	$71	$(49)

Total Swap Agreements							$96	$(1,505)	$(1,409)	$71	$(51)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$144	$72	$216	$0	$(54)	$(51)	$(105)

Cash of $1,976 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $1 for closed swap agreements is outstanding at period end.

154	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2022		EUR	80		$88	$0	$0
	04/2022			$100	COP	377,050	0	0
	09/2022		PEN	702		$167	0	(21)
	11/2022			$46	ZAR	735	3	0

BPS	04/2022		BRL	600		$106	0	(20)
	04/2022		CAD	1,325		1,046	0	(14)
	04/2022		EUR	99		109	0	(1)
	04/2022			$428	AUD	588	12	0
	04/2022			127	BRL	600	0	(1)
	04/2022			160	GBP	121	0	(1)
	04/2022			1,437	JPY	177,600	22	0
	05/2022		COP	48,194		$12	0	0
	05/2022			$48	ZAR	760	4	0
	06/2022			355	CLP	290,498	10	0
	07/2022		BRL	600		$105	0	(18)
	07/2022		MXN	1,885		90	0	(3)
	08/2022			$194	ZAR	3,091	14	0
	10/2022		PEN	561		$138	0	(12)
	11/2022			$102	ZAR	1,643	7	0

BSH	04/2022		BRL	1,200		$253	1	0
	04/2022			$224	BRL	1,200	28	0
	05/2022			236	PEN	880	3	0
	07/2022		BRL	6,000		$1,079	0	(149)
	07/2022			$1,115	BRL	5,960	105	0
	10/2022		BRL	5,100		$890	0	(127)
	10/2022			$359	BRL	1,800	0	0

CBK	04/2022		BRL	4,488		$947	5	0
	04/2022		PEN	432		107	0	(10)
	04/2022			$858	BRL	4,488	85	0
	04/2022			116	PEN	432	1	0
	05/2022			11	CNH	70	0	0
	06/2022		MXN	675		$32	0	(2)
	07/2022		PEN	70		18	0	(1)
	08/2022			895		227	0	(14)
	10/2022			441		112	0	(6)
	12/2022			3,883		926	0	(105)
	03/2023			432		112	0	(2)

GLM	04/2022		BRL	6,790		1,370	0	(56)
	04/2022		JPY	1,000,000		8,634	419	0
	04/2022			$1,433	BRL	6,790	0	(7)
	05/2022			1,360		6,790	55	0
	06/2022	«		152	RUB	19,348	65	0
	07/2022			259	BRL	1,340	15	0
	10/2022		BRL	700		$122	0	(17)
	10/2022			$862	BRL	4,500	36	0
	11/2022			48	ZAR	778	3	0

HUS	04/2022		CAD	99		$79	0	(1)
	04/2022		EUR	183		202	0	(1)
	04/2022			$264	EUR	238	0	(1)
	04/2022			437	GBP	332	0	(1)

JPM	04/2022		BRL	2,302		$466	2	(20)
	04/2022			$443	BRL	2,302	40	0
	05/2022		MXN	512		$25	0	(1)
	05/2022			$10	CNH	62	0	0
	05/2022			30	INR	2,349	0	0
	07/2022		BRL	700		$127	0	(16)
	10/2022			500		86	0	(13)

MBC	05/2022		CLP	287,890		357	0	(6)
	05/2022			$10	CNH	64	0	0
	05/2022			17	INR	1,313	0	0
	06/2022	«		114	RUB	15,317	58	0

MYI	04/2022			8,125	EUR	7,297	0	(53)
	05/2022		EUR	7,297		$8,133	53	0
	05/2022		NZD	44		30	0	(1)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	155

Schedule of Investments	PIMCO Strategic Bond Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
RBC	06/2022	MXN	817		$40	0	(1)

SCX	04/2022	EUR	7,173		8,067	132	0
	04/2022	GBP	2,570		3,449	73	0
	05/2022		2,117		2,787	6	0
	05/2022		$10	CNH	64	0	0
	05/2022		24	INR	1,838	0	0
	05/2022		1,461	JPY	177,253	0	(4)
	05/2022		88	ZAR	1,430	10	0

UAG	11/2022		110		1,721	5	0

Total Forward Foreign Currency Contracts						$1,272	$(706)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.280%	06/29/2023	700	$37	$56
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.060	10/25/2023	300	17	33

FAR	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.134	09/15/2023	500	27	51

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.102	09/15/2023	500	27	52

Total Purchased Options							$108	$192

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200%	07/20/2022	900	$(1)	$(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	200	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	400	(2)	(1)

BPS	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	100	(1)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	100	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	200	(2)	(1)

BRC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	200	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	300	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	400	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	200	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	500	(3)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	100	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	100	0	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	900	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	1,200	(5)	(2)

CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	100	0	0

DUB	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	300	(1)	0
	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	05/18/2022	200	(1)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	300	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	600	(1)	0

GST	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	04/20/2022	300	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	400	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	300	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	200	(1)	(1)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	400	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	700	(1)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	400	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	400	(2)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	400	(4)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	100	(1)	0

MYC	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	200	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	200	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	300	0	0

						$(39)	$(15)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC USD versus RUB	RUB	87.750	04/25/2022	600	$(12)	$(20)

156	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.110%	06/29/2023	3,400	$(37)	$(116)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000	10/25/2023	1,500	(17)	(57)

BPS	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	03/31/2023	600	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	03/31/2023	600	(1)	(1)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	04/07/2022	200	(1)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.700	04/07/2022	200	(1)	(3)

BRC	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	05/09/2022	400	(2)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	05/09/2022	400	(3)	(8)

CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/16/2022	200	(1)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/16/2022	200	(1)	(2)

DUB	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350	08/08/2022	200	(1)	0
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.550	08/08/2022	200	(1)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.857	07/13/2022	2,000	(23)	(72)

FAR	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.985	09/15/2023	2,500	(26)	(97)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	18,500	(37)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	18,500	(37)	(305)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.500	02/07/2023	23,500	(81)	(165)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/11/2022	400	(1)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/11/2022	400	(1)	(3)

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	04/08/2022	400	(1)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	04/08/2022	400	(2)	(7)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.960	09/15/2023	2,500	(27)	(97)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.853	05/16/2022	1,200	(10)	(36)

NGF	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	03/31/2023	6,400	(11)	(13)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	03/31/2023	6,400	(14)	(14)

							$(338)	$(1,000)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	$98.469	05/05/2022	200	$(1)	$0

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.438	06/06/2022	500	(3)	(6)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.438	06/06/2022	500	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.656	04/06/2022	200	(1)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.406	04/06/2022	400	(2)	(12)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.508	05/05/2022	300	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.781	05/05/2022	400	(2)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.539	05/05/2022	400	(2)	(9)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.781	05/05/2022	400	(2)	0

					$(16)	$(39)

Total Written Options					$(405)	$(1,074)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2023	0.637%	$200	$0	$1	$1	$0

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.231	300	(5)	4	0	(1)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.143	100	0	0	0	0

FBF	AT&T, Inc.	1.000	Quarterly	06/20/2024	0.609	200	(1)	3	2	0

GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.231	100	(1)	0	0	(1)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.499	100	(1)	2	1	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.050	700	(31)	30	0	(1)

HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.035	200	(6)	6	0	0

MYC	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.009	100	0	0	0	0

							$(45)	$46	$4	$(3)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	157

Schedule of Investments	PIMCO Strategic Bond Fund	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BRC	ABX.HE.AAA.7-1 Index	(0.090)%	Monthly	08/25/2037	$57	$31	$(28)	$3	$0

GST	ABX.HE.AAA.7-1 Index	(0.090)	Monthly	08/25/2037	171	92	(84)	8	0

MYC	ABX.HE.AAA.7-1 Index	(0.090)	Monthly	08/25/2037	286	153	(141)	12	0

						$276	$(253)	$23	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
JPM	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$8,756	$(2,181)	$2,270	$89	$0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	600	(21)	25	4	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	400	(12)	14	2	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	400	(14)	16	2	0

						$(2,228)	$2,325	$97	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	6-Month THB-THBFIX	1.000%	Semi-Annual	12/15/2026	THB	36,200	$6	$26	$32	$0
	Pay	6-Month THB-THBFIX	1.500	Semi-Annual	12/15/2031		18,900	(9)	(20)	0	(29)

DBL	Receive	6-Month THB-THBFIX	1.000	Semi-Annual	12/15/2026		17,000	(1)	16	15	0
	Pay	6-Month THB-THBFIX	1.500	Semi-Annual	12/15/2031		9,000	(1)	(13)	0	(14)

GLM	Receive	6-Month THB-THBFIX	1.000	Semi-Annual	12/15/2026		48,500	2	41	43	0
	Pay	6-Month THB-THBFIX	1.500	Semi-Annual	12/15/2031		25,800	(6)	(33)	0	(39)

NGF	Receive	6-Month THB-THBFIX	1.000	Semi-Annual	12/15/2026		161,500	19	123	142	0
	Pay	6-Month THB-THBFIX	1.500	Semi-Annual	12/15/2031		82,400	(35)	(90)	0	(125)

								$(25)	$50	$232	$(207)

Total Swap Agreements								$(2,022)	$2,168	$356	$(210)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$3	$89	$33	$125	$(21)	$(175)	$(29)	$(225)	$(100)	$0	$(100)
BPS	69	0	0	69	(70)	(7)	0	(77)	(8)	0	(8)
BRC	0	0	3	3	0	(13)	0	(13)	(10)	0	(10)
BSH	137	0	0	137	(276)	0	0	(276)	(139)	0	(139)
CBK	91	0	0	91	(140)	(2)	(1)	(143)	(52)	0	(52)
DBL	0	0	15	15	0	0	(14)	(14)	1	0	1
DUB	0	0	0	0	0	(75)	0	(75)	(75)	0	(75)
FAR	0	51	0	51	0	(97)	0	(97)	(46)	0	(46)
FBF	0	0	2	2	0	0	0	0	2	0	2
GLM	593	0	43	636	(80)	(494)	(39)	(613)	23	0	23
GST	0	0	9	9	0	(1)	(2)	(3)	6	0	6
HUS	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
JPM	42	0	89	131	(50)	(11)	0	(61)	70	0	70
MBC	58	0	0	58	(6)	0	0	(6)	52	0	52
MYC	0	52	16	68	0	(133)	0	(133)	(65)	(164)	(229)
MYI	53	0	0	53	(54)	0	0	(54)	(1)	0	(1)
NGF	0	0	142	142	0	(27)	(125)	(152)	(10)	0	(10)
RBC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SAL	0	0	2	2	0	(39)	0	(39)	(37)	0	(37)
SCX	221	0	0	221	(4)	0	0	(4)	217	(290)	(73)
UAG	5	0	2	7	0	0	0	0	7	0	7

Total Over the Counter	$1,272	$192	$356	$1,820	$(706)	$(1,074)	$(210)	$(1,990)

158	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$144	$144
Swap Agreements	0	0	0	0	72	72

	$0	$0	$0	$0	$216	$216

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,272	$0	$1,272
Purchased Options	0	0	0	0	192	192
Swap Agreements	0	124	0	0	232	356

	$0	$124	$0	$1,272	$424	$1,820

	$0	$124	$0	$1,272	$640	$2,036

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$54	$54
Swap Agreements	0	2	0	0	49	51

	$0	$2	$0	$0	$103	$105

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$706	$0	$706
Written Options	0	15	0	20	1,039	1,074
Swap Agreements	0	3	0	0	207	210

	$0	$18	$0	$726	$1,246	$1,990

	$0	$20	$0	$726	$1,349	$2,095

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	159

Schedule of Investments	PIMCO Strategic Bond Fund	(Cont.)	March 31, 2022

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	(1,355)	(1,355)
Swap Agreements	0	(212)	0	0	1,241	1,029

	$0	$(212)	$0	$0	$(113)	$(325)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$852	$0	$852
Purchased Options	0	0	0	0	(71)	(71)
Written Options	0	60	0	17	114	191
Swap Agreements	0	478	0	0	0	478

	$0	$538	$0	$869	$43	$1,450

	$0	$326	$0	$869	$(70)	$1,125

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,364)	$(1,364)
Swap Agreements	0	116	0	0	(2,916)	(2,800)

	$0	$116	$0	$0	$(4,280)	$(4,164)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(78)	$0	$(78)
Purchased Options	0	0	0	0	68	68
Written Options	0	17	0	(5)	(683)	(671)
Swap Agreements	0	323	0	0	51	374

	$0	$340	$0	$(83)	$(564)	$(307)

	$0	$456	$0	$(83)	$(4,844)	$(4,471)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,487	$0	$2,487
Corporate Bonds & Notes
Banking & Finance	399	22,218	0	22,617
Industrials	0	9,426	0	9,426
Utilities	0	1,415	0	1,415
Municipal Bonds & Notes
California	0	188	0	188
U.S. Government Agencies	0	1,511	0	1,511
U.S. Treasury Obligations	0	1,461	0	1,461
Non-Agency Mortgage-Backed Securities	0	3,580	0	3,580
Asset-Backed Securities	0	25,365	0	25,365
Sovereign Issues	0	2,954	0	2,954
Preferred Securities
Financials	0	307	0	307
Short-Term Instruments
Commercial Paper	0	499	0	499
Repurchase Agreements	0	37,771	0	37,771
Japan Treasury Bills	0	8,214	0	8,214
U.S. Treasury Bills	0	14,997	0	14,997
U.S. Treasury Cash Management Bills	0	7,884	0	7,884

	$399	$140,277	$0	$140,676

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,630	$0	$0	$2,630

Total Investments	$3,029	$140,277	$0	$143,306

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(5,013)	0	(5,013)
U.S. Treasury Obligations	0	(1,566)	0	(1,566)

	$0	$(6,579)	$0	$(6,579)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	71	144	0	215
Over the counter	0	1,697	123	1,820

	$71	$1,841	$123	$2,035

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9)	(96)	0	(105)
Over the counter	0	(1,990)	0	(1,990)

	$(9)	$(2,086)	$0	$(2,095)

Total Financial Derivative Instruments	$62	$(245)	$123	$(60)

Totals	$3,091	$133,453	$123	$136,667

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

160	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Total Return Fund II

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 119.2%

CORPORATE BONDS & NOTES 41.0%

BANKING & FINANCE 15.2%

Alexandria Real Estate Equities, Inc.
3.950% due 01/15/2027	$1,500	$1,536

Allstate Corp.
1.450% due 12/15/2030	1,500	1,299

American Tower Corp.
3.375% due 10/15/2026	1,000	988

Aviation Capital Group LLC
3.875% due 05/01/2023	1,500	1,507

Bank of America Corp.
1.530% due 12/06/2025 •	1,700	1,627
1.658% due 03/11/2027 •	1,600	1,493
3.419% due 12/20/2028 •	1,600	1,585
4.125% due 01/22/2024	1,500	1,540

Boston Properties LP
2.550% due 04/01/2032	1,600	1,446

Charles Schwab Corp.
2.450% due 03/03/2027	1,600	1,556

Citigroup, Inc.
1.546% (US0003M + 1.023%) due 06/01/2024 ~	1,600	1,609
3.070% due 02/24/2028 •	1,600	1,560
3.200% due 10/21/2026	1,600	1,589

Discover Bank
4.200% due 08/08/2023	1,500	1,526

Duke Realty LP
3.250% due 06/30/2026	1,900	1,893

Empower Finance LP
1.357% due 09/17/2027	1,800	1,624

EPR Properties
4.500% due 04/01/2025	1,500	1,516

Equinix, Inc.
2.500% due 05/15/2031	1,600	1,438

Equitable Holdings, Inc.
4.350% due 04/20/2028	400	409

Ford Motor Credit Co. LLC
3.087% due 01/09/2023	1,700	1,704
3.550% due 10/07/2022	1,500	1,503

Franklin Resources, Inc.
1.600% due 10/30/2030	1,500	1,297

GA Global Funding Trust
1.250% due 12/08/2023	2,000	1,932

Goldman Sachs Group, Inc.
0.856% (SOFRRATE + 0.620%) due 12/06/2023 ~	1,700	1,693
1.676% (US0003M + 1.170%) due 05/15/2026 ~	1,600	1,609
1.757% due 01/24/2025 •	1,600	1,561
2.640% due 02/24/2028 •	1,600	1,531

Hanover Insurance Group, Inc.
2.500% due 09/01/2030	1,600	1,457

Healthpeak Properties, Inc.
3.500% due 07/15/2029	1,300	1,300

Intercontinental Exchange, Inc.
2.100% due 06/15/2030	1,600	1,464

JPMorgan Chase & Co.
0.697% due 03/16/2024 •	1,800	1,767
3.797% due 07/23/2024 •	1,500	1,518

Kilroy Realty LP
4.375% due 10/01/2025	1,500	1,542

Kimco Realty Corp.
3.200% due 04/01/2032	1,600	1,558

Mid-America Apartments LP
3.600% due 06/01/2027	1,800	1,806
3.750% due 06/15/2024	1,750	1,775
3.950% due 03/15/2029	500	515

Morgan Stanley
1.659% (US0003M + 1.400%) due 10/24/2023 ~	1,400	1,408
3.875% due 01/27/2026	1,600	1,632

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Direct Lending Fund
4.500% due 02/11/2027	$1,700	$1,618

National Retail Properties, Inc.
3.500% due 10/15/2027	1,500	1,496

Nissan Motor Acceptance Co. LLC
2.450% due 09/15/2028	1,700	1,488
2.650% due 07/13/2022	900	902

Nuveen Finance LLC
4.125% due 11/01/2024	550	561

Omega Healthcare Investors, Inc.
4.500% due 01/15/2025	1,800	1,831
4.750% due 01/15/2028	1,200	1,222

Physicians Realty LP
4.300% due 03/15/2027	900	923

Progressive Corp.
2.500% due 03/15/2027	1,700	1,667

Public Storage
3.094% due 09/15/2027	1,600	1,602

Realty Income Corp.
3.875% due 04/15/2025	1,300	1,321
3.950% due 08/15/2027	1,400	1,440
4.875% due 06/01/2026	1,000	1,056

RGA Global Funding
2.000% due 11/30/2026	1,700	1,614

Santander Holdings USA, Inc.
3.450% due 06/02/2025	1,600	1,590

SBA Tower Trust
1.884% due 07/15/2050	1,400	1,322
2.328% due 07/15/2052	1,700	1,613

Service Properties Trust
4.375% due 02/15/2030	860	715

Simon Property Group LP
2.750% due 06/01/2023	1,300	1,303

STORE Capital Corp.
4.500% due 03/15/2028	300	308

Synchrony Financial
2.850% due 07/25/2022	1,100	1,103

UDR, Inc.
3.500% due 01/15/2028	1,600	1,599

Wells Fargo & Co.
2.164% due 02/11/2026 •	1,900	1,839
2.393% due 06/02/2028 •	1,600	1,515
3.000% due 02/19/2025	300	300
3.000% due 04/22/2026	500	496
3.550% due 09/29/2025	1,800	1,825

WP Carey, Inc.
4.250% due 10/01/2026	1,780	1,840

		94,422

INDUSTRIALS 17.0%

7-Eleven, Inc.
0.800% due 02/10/2024	1,600	1,538

AbbVie, Inc.
3.200% due 11/06/2022	900	907
4.250% due 11/14/2028	1,300	1,372

American Airlines Pass-Through Trust
3.000% due 04/15/2030	926	863
3.150% due 08/15/2033	1,872	1,765
3.500% due 08/15/2033	446	400
4.000% due 01/15/2027	137	127

Anthem, Inc.
2.550% due 03/15/2031	1,600	1,497

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	1,500	1,376

Bayer U.S. Finance LLC
4.375% due 12/15/2028	1,300	1,331

BMW U.S. Capital LLC
0.800% due 04/01/2024	1,600	1,535
2.950% due 04/14/2022	1,500	1,501

Boeing Co.
1.167% due 02/04/2023	1,600	1,588

Boston Scientific Corp.
2.650% due 06/01/2030	1,800	1,691

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

British Airways Pass-Through Trust
2.900% due 09/15/2036	$799	$737
3.350% due 12/15/2030	1,055	1,001

Broadcom, Inc.
3.137% due 11/15/2035	1,907	1,684
3.187% due 11/15/2036	1,900	1,653

CDW LLC
4.125% due 05/01/2025	1,400	1,410

CenterPoint Energy Resources Corp.
1.004% (US0003M + 0.500%) due 03/02/2023 ~	1,093	1,090

Charter Communications Operating LLC
2.250% due 01/15/2029	1,700	1,532

Citrix Systems, Inc.
1.250% due 03/01/2026	1,600	1,558

Daimler Finance North America LLC
1.450% due 03/02/2026	1,600	1,491
2.550% due 08/15/2022	1,700	1,706

Daimler Trucks Finance North America LLC
0.765% (SOFRRATE + 0.500%) due 06/14/2023 ~	1,700	1,695
2.000% due 12/14/2026	1,700	1,585

Dell International LLC
5.450% due 06/15/2023	427	440
6.020% due 06/15/2026	900	976

DR Horton, Inc.
4.375% due 09/15/2022	1,500	1,508

Electronic Arts, Inc.
1.850% due 02/15/2031	1,900	1,671

Energy Transfer LP
4.950% due 05/15/2028	1,600	1,659

Entergy Louisiana LLC
2.350% due 06/15/2032	1,500	1,362
5.400% due 11/01/2024	1,500	1,582

Expedia Group, Inc.
4.625% due 08/01/2027	1,400	1,457

Fidelity National Information Services, Inc.
1.150% due 03/01/2026	1,900	1,746

Fiserv, Inc.
2.650% due 06/01/2030	1,700	1,571

Fresenius Medical Care U.S. Finance, Inc.
1.875% due 12/01/2026	1,600	1,483

Hyatt Hotels Corp.
1.320% (SOFRINDX + 1.050%) due 10/01/2023 ~	1,700	1,706

Hyundai Capital America
0.800% due 04/03/2023	1,600	1,571
1.150% due 11/10/2022	1,500	1,490
5.875% due 04/07/2025	1,800	1,904

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	2,100	2,143

JB Hunt Transport Services, Inc.
3.300% due 08/15/2022	1,500	1,506

JetBlue Pass-Through Trust
2.750% due 11/15/2033	1,463	1,375

KLA Corp.
4.650% due 11/01/2024	1,400	1,451

Komatsu Finance America, Inc.
2.437% due 09/11/2022	1,400	1,401

Magallanes, Inc.
4.054% due 03/15/2029	2,200	2,213

Masco Corp.
1.500% due 02/15/2028	1,600	1,411

NetApp, Inc.
2.375% due 06/22/2027	1,400	1,337

Norfolk Southern Corp.
3.850% due 01/15/2024	1,900	1,932

NVR, Inc.
3.000% due 05/15/2030	1,600	1,496

Oracle Corp.
2.950% due 04/01/2030	1,500	1,386
3.850% due 04/01/2060	1,300	1,071

Orlando Health Obligated Group
3.327% due 10/01/2050	1,600	1,458

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	161

Schedule of Investments	PIMCO Total Return Fund II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Owens Corning
3.400% due 08/15/2026	$1,600	$1,602
4.200% due 12/01/2024	1,500	1,535

PayPal Holdings, Inc.
2.300% due 06/01/2030	1,500	1,398

Penske Truck Leasing Co. LP
4.875% due 07/11/2022	1,400	1,412

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	1,600	1,391

Roche Holdings, Inc.
1.930% due 12/13/2028	2,000	1,861

S&P Global, Inc.
2.700% due 03/01/2029	1,800	1,746

Southern Co.
3.700% due 04/30/2030	1,400	1,406

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	1,100	1,091
4.600% due 06/15/2028	1,000	941

Sprint Spectrum Co. LLC
5.152% due 09/20/2029	900	949

Thermo Fisher Scientific, Inc.
1.750% due 10/15/2028	1,700	1,557

U.S. Airways Pass-Through Trust
5.900% due 04/01/2026	592	612

United Airlines Pass-Through Trust
2.700% due 11/01/2033	1,778	1,633
3.100% due 01/07/2030	1,068	1,037
4.150% due 02/25/2033	1,035	1,048

VMware, Inc.
1.800% due 08/15/2028	1,800	1,600

Volkswagen Group of America Finance LLC
2.700% due 09/26/2022	1,400	1,406
3.350% due 05/13/2025	1,900	1,896

Walt Disney Co.
2.650% due 01/13/2031	1,000	956

Wynn Las Vegas LLC
5.500% due 03/01/2025	1,500	1,502

		105,518

UTILITIES 8.8%

Alabama Power Co.
1.450% due 09/15/2030	1,100	955

Ameren Corp.
1.750% due 03/15/2028	1,400	1,283

Ameren Illinois Co.
1.550% due 11/15/2030	1,500	1,310

American Water Capital Corp.
3.450% due 06/01/2029	1,490	1,493

Appalachian Power Co.
2.700% due 04/01/2031	1,600	1,485

AT&T, Inc.
2.750% due 06/01/2031	1,800	1,690

Atmos Energy Corp.
0.625% due 03/09/2023	1,200	1,183

Avangrid, Inc.
3.150% due 12/01/2024	1,500	1,499
3.800% due 06/01/2029	1,600	1,625

Boston Gas Co.
3.001% due 08/01/2029	1,400	1,332

DTE Electric Co.
1.900% due 04/01/2028	2,000	1,863

Duke Energy Carolinas LLC
2.550% due 04/15/2031	1,600	1,503

Duke Energy Progress LLC
2.000% due 08/15/2031	1,700	1,523

Exelon Corp.
2.750% due 03/15/2027	1,680	1,640

Florida Power & Light Co.
3.700% due 12/01/2047	1,300	1,330

Georgia Power Co.
3.250% due 03/15/2051	1,500	1,306

Massachusetts Electric Co.
1.729% due 11/24/2030	1,500	1,285

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Edison Co.
4.300% due 01/15/2029	$1,400	$1,457

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	1,400	1,405

National Rural Utilities Cooperative Finance Corp.
1.350% due 03/15/2031	1,200	1,010

New York State Electric & Gas Corp.
2.150% due 10/01/2031	1,700	1,511

NextEra Energy Capital Holdings, Inc.
0.750% (US0003M + 0.270%) due 02/22/2023 ~	1,600	1,595
3.550% due 05/01/2027	1,500	1,520

Northern States Power Co.
2.250% due 04/01/2031	1,600	1,476

Pacific Gas & Electric Co.
1.338% (SOFRINDX + 1.150%) due 11/14/2022 ~	1,700	1,701
1.700% due 11/15/2023	1,700	1,658
4.400% due 03/01/2032	1,700	1,674
4.550% due 07/01/2030	1,500	1,491

San Diego Gas & Electric Co.
2.950% due 08/15/2051	1,700	1,501
3.600% due 09/01/2023	1,300	1,318

Southern California Edison Co.
2.250% due 06/01/2030	1,500	1,358
3.700% due 08/01/2025	1,600	1,628

Southwest Gas Corp.
4.050% due 03/15/2032	1,800	1,797

Southwestern Electric Power Co.
4.100% due 09/15/2028	1,400	1,430

Tampa Electric Co.
2.600% due 09/15/2022	1,300	1,304

Verizon Communications, Inc.
2.355% due 03/15/2032	1,846	1,670
2.850% due 09/03/2041	1,700	1,501

		54,310

Total Corporate Bonds & Notes (Cost $266,137)		254,250

MUNICIPAL BONDS & NOTES 1.1%

CALIFORNIA 0.2%

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	1,100	1,230

ILLINOIS 0.2%

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
3.057% due 01/01/2034	1,400	1,302

NEW JERSEY 0.1%

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2019
2.551% due 06/15/2023	500	501

NEW YORK 0.2%

New York State Urban Development Corp. Revenue Notes, Series 2020
1.115% due 03/15/2025	1,400	1,330

PENNSYLVANIA 0.0%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2009
1.158% (US0003M + 0.900%) due 07/25/2029 ~	285	285

TEXAS 0.2%

Dallas Fort Worth International Airport, Texas Revenue Notes, Series 2020
2.046% due 11/01/2029	1,200	1,106

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
2.951% due 06/01/2031	$1,000	$939

Total Municipal Bonds & Notes (Cost $6,949)		6,693

U.S. GOVERNMENT AGENCIES 41.2%

Fannie Mae
0.247% due 12/25/2036 •	55	55
0.907% due 05/25/2023 •	1	1
1.304% due 07/01/2044 •	37	38
1.676% due 01/01/2035 •	80	82
1.957% due 09/01/2035 •	8	9
1.959% due 05/25/2035 ~	33	33
2.033% due 05/01/2038 •	376	393
2.196% due 04/01/2041 •	4	4
2.310% due 08/01/2022	474	473
4.969% due 12/25/2042 ~	173	176
6.500% due 06/25/2044	41	44

Fannie Mae, TBA
3.000% due 06/01/2040	64,400	62,773

Federal Home Loan Bank
0.960% due 03/05/2026	12,500	11,732

Freddie Mac
0.650% due 10/22/2025	6,100	5,657
0.800% due 10/28/2026	6,100	5,617
1.147% due 08/15/2036 •	408	416
1.304% due 02/25/2045 •	61	62
2.344% due 12/01/2022 •	8	8
2.455% due 07/01/2030 •	7	7
4.000% due 04/01/2024 - 04/01/2048	775	801
4.500% due 02/01/2029	58	61
5.000% due 12/01/2039 - 07/01/2040	44	48
5.500% due 12/01/2036 - 07/01/2039	397	439
6.000% due 11/01/2029 - 09/01/2038	1,352	1,505
7.000% due 07/15/2022	3	3
7.500% due 01/15/2023	28	29
8.000% due 11/01/2025 - 06/15/2030	102	115

Ginnie Mae
0.561% due 06/20/2065 •	1,995	1,990
0.566% due 02/20/2067 •	653	651
0.621% due 10/20/2062 •	2,160	2,155
0.706% due 07/20/2065 - 08/20/2065 •	2,589	2,589
0.706% due 10/20/2065 ~	624	623
0.756% due 11/20/2065 •	470	470
0.856% due 08/20/2066 •	1,187	1,192
0.906% due 05/20/2066 - 07/20/2066 •	4,003	4,023
1.006% due 04/20/2066 •	395	399
1.026% due 07/20/2065 •	2,306	2,323
1.117% due 11/20/2067 ~	1,234	1,231
1.129% due 07/20/2062 ~	1,404	1,401
1.625% (H15T1Y + 1.500%) due 09/20/2025 ~	26	27
1.625% due 07/20/2027 - 07/20/2030 •	59	60
1.750% due 12/20/2029 •	72	74
1.875% (H15T1Y + 1.500%) due 06/20/2023 ~	6	6
1.875% due 05/20/2027 - 06/20/2027 •	34	35
2.000% (H15T1Y + 1.500%) due 01/20/2024 - 01/20/2026 ~	49	49
2.000% due 02/20/2027 - 07/20/2027 •	82	83
4.000% due 09/15/2049 - 02/15/2050	277	286
4.500% due 04/20/2048 - 05/20/2048	856	895
5.000% due 07/15/2034 - 07/20/2049	2,800	3,004
8.000% due 12/15/2022 - 08/15/2024	1	1

Tennessee Valley Authority STRIPS
1.500% due 09/15/2031	1,700	1,529

Uniform Mortgage-Backed Security
3.000% due 02/01/2052 - 04/01/2052	29,467	28,896
3.500% due 06/01/2024 - 05/01/2035	10,817	11,060
4.000% due 08/01/2025 - 06/01/2049	1,044	1,077
4.500% due 05/01/2023 - 08/01/2041	309	325

162	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 01/01/2025 - 02/01/2040	$1,082	$1,179
6.000% due 04/01/2023 - 01/01/2039	1,019	1,131
6.500% due 07/01/2031 - 10/01/2037	7	9

Uniform Mortgage-Backed Security, TBA
2.500% due 04/01/2052	300	286
3.000% due 04/01/2052 - 05/01/2052	23,900	23,352
3.500% due 05/01/2052 - 06/01/2052	72,700	72,487

Total U.S. Government Agencies (Cost $257,372)		255,479

U.S. TREASURY OBLIGATIONS 11.6%

U.S. Treasury Bonds
1.375% due 11/15/2040	18,900	15,465
1.375% due 08/15/2050	8,900	6,860
1.625% due 11/15/2050	8,400	6,894
1.875% due 02/15/2041	1,100	980
1.875% due 11/15/2051 (e)	1,200	1,053
2.000% due 11/15/2041	1,100	996
2.000% due 02/15/2050	1,000	902
2.250% due 05/15/2041	6,300	5,953
2.375% due 02/15/2042	1,700	1,640
2.500% due 02/15/2045	900	877
2.750% due 11/15/2042	700	712
2.875% due 05/15/2043	1,800	1,865
2.875% due 08/15/2045	500	522
2.875% due 05/15/2049	700	754
3.000% due 05/15/2042	400	424
3.000% due 05/15/2045	14,700	15,632
3.125% due 02/15/2043	2,400	2,585
3.125% due 08/15/2044	1,200	1,299
3.375% due 05/15/2044	500	562
3.625% due 08/15/2043	2,100	2,439
3.625% due 02/15/2044	1,500	1,746
3.750% due 11/15/2043	1,300	1,539

Total U.S. Treasury Obligations (Cost $82,228)		71,699

NON-AGENCY MORTGAGE-BACKED SECURITIES 15.0%

American Home Mortgage Investment Trust
2.829% due 02/25/2045 •	25	25

Ashford Hospitality Trust
1.397% due 06/15/2035 •	1,800	1,786

BAMLL Commercial Mortgage Securities Trust
1.447% due 09/15/2038 •	1,800	1,769

Banc of America Funding Trust
2.731% due 05/25/2035 ~	140	142

BANK
3.507% due 03/15/2064 ~	1,500	1,513

Barclays Commercial Real Estate Trust
3.966% due 08/10/2033	4,600	4,612

Bayview MSR Opportunity Master Fund Trust
3.000% due 11/25/2051 ~	1,703	1,624

Bear Stearns Adjustable Rate Mortgage Trust
2.512% due 04/25/2033 ~	29	30
2.632% due 01/25/2035 ~	367	384
3.359% due 02/25/2036 ^~	101	94

Bear Stearns ALT-A Trust
2.627% due 05/25/2035 ~	594	591
2.874% due 09/25/2035 ^~	106	78

BSST Mortgage Trust
1.605% due 02/15/2037 ~	1,600	1,595

BWAY Mortgage Trust
1.647% due 09/15/2036 •	1,800	1,782

BX Commercial Mortgage Trust
1.127% due 10/15/2036 •	1,700	1,661

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.687% due 10/25/2035 •	213	210

Citigroup Commercial Mortgage Trust
1.577% due 10/15/2036 •	1,700	1,679

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
2.470% due 10/25/2035 •	$40	$40

Citigroup Mortgage Loan Trust, Inc.
2.210% due 09/25/2035 •	243	250

Colony Mortgage Capital Ltd.
1.526% due 11/15/2038 •	1,700	1,677

Countrywide Home Loan Mortgage Pass-Through Trust
1.985% due 02/20/2036 ^•	79	69
2.505% due 02/20/2035 ~	1	1

Credit Suisse Commercial Mortgage Trust
1.363% due 06/15/2034 •	1,370	1,346

Credit Suisse First Boston Mortgage Securities Corp.
2.429% due 09/25/2033 ~	639	661
4.974% due 06/25/2032 ~	36	37

Credit Suisse Mortgage Capital Trust
1.797% due 07/15/2038 •	1,900	1,859
2.215% due 11/25/2061 ~	1,265	1,233
3.000% due 11/25/2056 ~	1,502	1,433

CRSNT Commercial Mortgage Trust
1.220% due 04/15/2036 •	1,500	1,479

DBGS Mortgage Trust
1.192% due 06/15/2033 •	2,000	1,980

DOLP Trust
2.956% due 05/10/2041	1,900	1,793

Extended Stay America Trust
1.477% due 07/15/2038 •	4,572	4,523

GCT Commercial Mortgage Trust
1.197% due 02/15/2038 •	1,900	1,870

GS Mortgage Securities Trust
1.915% due 11/10/2045 ~(a)	783	2
3.621% due 10/10/2035	1,400	1,387

GS Mortgage-Backed Securities Trust
2.500% due 04/25/2052 ~	1,543	1,428
3.000% due 08/26/2052 «~	2,000	1,904

HomeBanc Mortgage Trust
0.957% due 03/25/2035 •	1,288	1,142

Hundred Acre Wood Trust
0.949% due 10/25/2051 •	1,510	1,475

IndyMac Adjustable Rate Mortgage Trust
1.544% due 01/25/2032 ~	3	3

IndyMac INDX Mortgage Loan Trust
2.845% due 11/25/2035 ^~	607	586

J.P. Morgan Chase Commercial Mortgage Securities Trust
2.560% due 06/15/2035 •	1,454	1,432

JP Morgan Chase Commercial Mortgage Securities Trust
2.450% due 12/15/2031 •	901	893

JP Morgan Mortgage Trust
2.314% due 07/25/2035 ~	121	125
2.500% due 12/25/2051 ~	1,680	1,555
3.000% due 01/25/2052 ~	1,586	1,513

JPMBB Commercial Mortgage Securities Trust
3.358% due 11/15/2048	2,055	2,068

JPMorgan Mortgage Trust
3.000% due 03/25/2052 ~	1,671	1,620

KREST Commercial Mortgage Securities Trust
2.558% due 11/05/2044	1,700	1,553

LUXE Commercial Mortgage Trust
1.447% due 10/15/2038 •	1,700	1,674

Manhattan West Mortgage Trust
2.130% due 09/10/2039	1,500	1,389

MFA Trust
1.479% due 03/25/2065 ~	700	686

Morgan Stanley Bank of America Merrill Lynch Trust
3.557% due 12/15/2047	1,215	1,226

Morgan Stanley Capital Trust
1.566% due 12/15/2023 ~	1,700	1,689
3.436% due 12/15/2049	2,073	2,076

Morgan Stanley Mortgage Loan Trust
1.992% due 06/25/2036 ~	1,321	1,370

Natixis Commercial Mortgage Securities Trust
1.347% due 08/15/2038 •	1,700	1,659

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NYO Commercial Mortgage Trust
1.492% due 11/15/2038 •	$1,700	$1,672

OBX Trust
3.000% due 02/25/2052 ~	1,600	1,530

One New York Plaza Trust
1.347% due 01/15/2036 •	1,500	1,479

Onslow Bay Mortgage Loan Trust
2.500% due 10/25/2051 ~	1,628	1,500

Prime Mortgage Trust
0.857% due 02/25/2034 •	35	35

Ready Capital Mortgage Financing LLC
1.756% due 01/25/2037 •	1,600	1,602

Residential Funding Mortgage Securities, Inc. Trust
4.750% due 02/25/2036 ^~	77	69

Sequoia Mortgage Trust
1.089% due 04/19/2027 •	167	164

SREIT Trust
1.097% due 10/15/2038 •	1,700	1,659

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~	439	434

Structured Asset Mortgage Investments Trust
1.109% due 09/19/2032 •	39	39

Tharaldson Hotel Portfolio Trust
1.340% due 11/11/2034 •	810	800

Towd Point HE Trust
0.918% due 02/25/2063 ~	939	924

UWM Mortgage Trust
1.049% due 11/25/2051 •	1,657	1,626
1.099% due 09/25/2051 ~	1,612	1,595
2.500% due 11/25/2051 ~	2,242	2,079
2.500% due 12/25/2051 ~	1,566	1,454
3.000% due 01/25/2052 ~	1,776	1,694

VASA Trust
1.297% due 07/15/2039 •	1,900	1,862

WaMu Mortgage Pass-Through Certificates Trust
1.037% due 10/25/2045 •	107	106

Total Non-Agency Mortgage-Backed Securities (Cost $94,760)		92,604

ASSET-BACKED SECURITIES 4.2%

Carvana Auto Receivables Trust
1.218% due 04/12/2023	1,600	1,600
2.570% due 05/12/2025	1,500	1,497

EMC Mortgage Loan Trust
1.197% due 05/25/2040 •	344	327

Fremont Home Loan Trust
0.517% due 01/25/2037 •	44	24

FS Rialto Issuer LLC
2.200% due 01/19/2039 •	1,900	1,902

GLS Auto Receivables Trust
1.980% due 08/15/2025	1,600	1,598

Home Equity Asset Trust
1.357% due 11/25/2034 •	174	174

Lendmark Funding Trust
1.900% due 11/20/2031	1,700	1,541

Mariner Finance Issuance Trust
1.860% due 03/20/2036	1,700	1,556

MASTR Asset-Backed Securities Trust
1.147% due 03/25/2035 •	879	879

Morgan Stanley IXIS Real Estate Capital Trust
0.507% due 11/25/2036 •	13	5

Mosaic Solar Loan Trust
2.640% due 01/20/2053	1,600	1,512

Navient Private Education Loan Trust
1.847% due 07/16/2040 •	1,610	1,614

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.702% due 01/25/2036 •	267	266

Residential Asset Securities Corp. Trust
0.877% due 06/25/2036 •	446	444

SBA Tower Trust
3.869% due 10/15/2049 þ	1,900	1,917

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	163

Schedule of Investments	PIMCO Total Return Fund II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
0.577% due 12/25/2036 ^•	$594	$177

SLM Student Loan Trust
0.408% due 10/25/2029 •	443	440

Structured Asset Investment Loan Trust
1.357% due 09/25/2034 ~	183	181
1.582% due 07/25/2033 •	1,490	1,478

Sunrun Demeter Issuer
2.270% due 01/30/2057	1,688	1,541

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	2,109	2,074

VMC Finance LLC
1.950% due 02/18/2039 •	3,300	3,333

Total Asset-Backed Securities (Cost $26,783)		26,080

SHORT-TERM INSTRUMENTS 5.1%

COMMERCIAL PAPER 1.6%

Conagra Foods, Inc.
1.015% due 04/08/2022	1,900	1,900

Dominion Resources, Inc.
0.870% due 04/13/2022	1,900	1,899

Enbridge U.S., Inc.
1.200% due 04/18/2022	1,600	1,599

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enterprise Products Operating LLC
0.930% due 04/14/2022	$1,500	$1,500

Humana, Inc.
1.220% due 04/07/2022	1,500	1,500

Verizon Communications, Inc.
0.850% due 04/06/2022	1,600	1,600

		9,998

REPURCHASE AGREEMENTS (d) 0.8%
		4,981

U.S. TREASURY BILLS 0.8%
0.103% due 04/28/2022 - 05/10/2022 (b)(c)(g)(i)	4,800	4,799

U.S. TREASURY CASH MANAGEMENT BILLS 1.9%
0.255% due 05/17/2022 - 05/24/2022 (b)(c)(g)	11,700	11,696

Total Short-Term Instruments (Cost $31,474)		31,474

Total Investments in Securities (Cost $765,703)		738,279

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.4%

SHORT-TERM INSTRUMENTS 7.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.4%

PIMCO Short Asset Portfolio	2,509,283	$24,737

PIMCO Short-Term Floating NAV Portfolio III	2,145,315	20,831

Total Short-Term Instruments (Cost $45,994)		45,568

Total Investments in Affiliates (Cost $45,994)		45,568

Total Investments 126.6% (Cost $811,697)		$783,847

Financial Derivative Instruments (f)(h) (0.3)% (Cost or Premiums, net $520)		(1,480)

Other Assets and Liabilities, net (26.3)%		(163,015)

Net Assets 100.0%		$619,352

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$4,981	U.S. Treasury Bills 0.000% due 08/04/2022	$(5,081)	$4,981	$4,981

Total Repurchase Agreements						$(5,081)	$4,981	$4,981

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
JPS	0.200%	03/30/2022	04/01/2022	$(1,046)	$(1,046)

Total Reverse Repurchase Agreements					$(1,046)

164	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.8)%
Uniform Mortgage-Backed Security, TBA	3.000%	04/01/2052	$18,000	$(17,710)	$(17,609)

Total Short Sales (2.8)%				$(17,710)	$(17,609)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$4,981	$0	$0	$4,981	$(5,081)	$(100)
JPS	0	(1,046)	0	(1,046)	1,053	7

Total Borrowings and Other Financing Transactions	$4,981	$(1,046)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(1,046)	$0	$0	$0	$(1,046)

Total Borrowings	$(1,046)	$0	$0	$0	$(1,046)

Payable for reverse repurchase agreements					$(1,046)

(e)	Securities with an aggregate market value of $1,053 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(117) at a weighted average interest rate of 0.058%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2023 Futures	$96.500	12/18/2023	125	$313	$(124)	$(171)

Total Written Options					$(124)	$(171)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2022	375	$46,078	$(1,412)	$94	$0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	17	2,303	(1)	7	0

				$(1,413)	$101	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	165

Schedule of Investments	PIMCO Total Return Fund II	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2022	255	$(54,040)	$78	$0	$(42)
U.S. Treasury 30-Year Bond June Futures	06/2022	51	(7,653)	232	0	(32)

				$310	$0	$(74)

Total Futures Contracts				$(1,103)	$101	$(74)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2023	0.581%	$	1,600	$20	$(8)	$12	$0	$(1)
Boeing Co.	1.000	Quarterly	06/20/2023	0.822		1,700	8	(4)	4	0	0
Boeing Co.	1.000	Quarterly	06/20/2026	1.341		1,800	(9)	(14)	(23)	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.428		1,800	(12)	(21)	(33)	0	(1)
Citigroup, Inc.	1.000	Quarterly	12/20/2022	0.388		1,700	12	(4)	8	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.703		1,800	12	10	22	1	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.791		1,700	23	(7)	16	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.638		1,700	338	(88)	250	1	0
Hess Corp.	1.000	Quarterly	12/20/2026	1.049		1,600	(17)	14	(3)	0	(1)
Simon Property Group LP	1.000	Quarterly	06/20/2022	0.211		1,100	18	(16)	2	(1)	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.785		1,700	39	(22)	17	0	(1)

							$432	$(160)	$272	$1	$(4)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025	$	100	$2	$0	$2	$0	$0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		1,700	42	(11)	31	0	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		17,600	404	(98)	306	0	(2)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		17,700	254	36	290	0	(1)

						$702	$(73)	$629	$0	$(3)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.320%	Annual	12/21/2023	$13,500	$(75)	$(116)	$(191)	$3	$0

Total Swap Agreements						$1,059	$(349)	$710	$4	$(7)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$101	$4	$105	$(171)	$(74)	$(7)	$(252)

(g)

Securities with an aggregate market value of $3,663 and cash of $3,466 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

166	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.288%	04/28/2022	5,200	$(18)	$0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.788	04/28/2022	5,200	(18)	(120)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	55,700	(111)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	55,700	(111)	(919)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	06/13/2022	10,900	(20)	(2)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	06/13/2022	10,900	(20)	(81)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	06/13/2022	10,900	(41)	(8)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/13/2022	10,900	(41)	(152)

							$(380)	$(1,284)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	$96.406	06/06/2022	1,600	$(10)	$(13)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.617	06/06/2022	1,600	(10)	(20)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	98.406	06/06/2022	1,600	(8)	(11)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.617	06/06/2022	1,600	(7)	(5)

					$(35)	$(49)

Total Written Options					$(415)	$(1,333)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
CBK	$0	$0	$0	$0	$0	$(120)	$0	$(120)	$(120)	$0	$(120)
GLM	0	0	0	0	0	(1,004)	0	(1,004)	(1,004)	884	(120)
JPM	0	0	0	0	0	(49)	0	(49)	(49)	0	(49)
MYC	0	0	0	0	0	(160)	0	(160)	(160)	0	(160)

Total Over the Counter	$0	$0	$0	$0	$0	$(1,333)	$0	$(1,333)

(i)

Securities with an aggregate market value of $884 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	167

Schedule of Investments	PIMCO Total Return Fund II	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$101	$101
Swap Agreements	0	1	0	0	3	4

	$0	$1	$0	$0	$104	$105

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$171	$171
Futures	0	0	0	0	74	74
Swap Agreements	0	7	0	0	0	7

	$0	$7	$0	$0	$245	$252

Over the counter
Written Options	$0	$0	$0	$0	$1,333	$1,333

	$0	$7	$0	$0	$1,578	$1,585

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$110	$110
Futures	0	0	0	0	(5,122)	(5,122)
Swap Agreements	0	242	0	0	(5)	237

	$0	$242	$0	$0	$(5,017)	$(4,775)

Over the counter
Purchased Options	$0	$0	$0	$0	$(12)	$(12)
Written Options	0	0	0	0	201	201

	$0	$0	$0	$0	$189	$189

	$0	$242	$0	$0	$(4,828)	$(4,586)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(47)	$(47)
Futures	0	0	0	0	269	269
Swap Agreements	0	(244)	0	0	(116)	(360)

	$0	$(244)	$0	$0	$106	$(138)

Over the counter
Written Options	$0	$0	$0	$0	$(903)	$(903)

	$0	$(244)	$0	$0	$(797)	$(1,041)

168	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$94,422	$0	$94,422
Industrials	0	105,518	0	105,518
Utilities	0	54,310	0	54,310
Municipal Bonds & Notes
California	0	1,230	0	1,230
Illinois	0	1,302	0	1,302
New Jersey	0	501	0	501
New York	0	1,330	0	1,330
Pennsylvania	0	285	0	285
Texas	0	1,106	0	1,106
West Virginia	0	939	0	939
U.S. Government Agencies	0	255,479	0	255,479
U.S. Treasury Obligations	0	71,699	0	71,699
Non-Agency Mortgage-Backed Securities	0	90,700	1,904	92,604
Asset-Backed Securities	0	26,080	0	26,080
Short-Term Instruments
Commercial Paper	0	9,998	0	9,998
Repurchase Agreements	0	4,981	0	4,981
U.S. Treasury Bills	0	4,799	0	4,799
U.S. Treasury Cash Management Bills	0	11,696	0	11,696

	$0	$736,375	$1,904	$738,279

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$45,568	$0	$0	$45,568

Total Investments	$45,568	$736,375	$1,904	$783,847

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(17,609)	$0	$(17,609)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$105	$0	$105

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(252)	0	(252)
Over the counter	0	(1,333)	0	(1,333)

	$0	$(1,585)	$0	$(1,585)

Total Financial Derivative Instruments	$0	$(1,480)	$0	$(1,480)

Totals	$45,568	$717,286	$1,904	$764,758

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	169

Schedule of Investments	PIMCO Total Return Fund IV

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 120.2%

CORPORATE BONDS & NOTES 45.0%

BANKING & FINANCE 19.7%

Agree LP
2.900% due 10/01/2030		$1,100	$1,028

AIA Group Ltd.
3.125% due 03/13/2023		3,000	3,014

Allstate Corp.
1.450% due 12/15/2030		1,100	952

Aon Corp.
2.800% due 05/15/2030		1,100	1,049

Aviation Capital Group LLC
5.500% due 12/15/2024		1,000	1,030

Avolon Holdings Funding Ltd.
2.125% due 02/21/2026		1,200	1,097

Bank of America Corp.
1.658% due 03/11/2027 •		1,400	1,306

Barclays PLC
3.250% due 02/12/2027	GBP	600	790

BNP Paribas SA
2.871% due 04/19/2032 •		$1,200	1,094

Boston Properties LP
2.450% due 10/01/2033		900	782

Brandywine Operating Partnership LP
3.950% due 02/15/2023		900	906

Cantor Fitzgerald LP
6.500% due 06/17/2022		3,500	3,531

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		1,200	1,181

Citigroup, Inc.
2.217% (US0003M + 1.250%) due 07/01/2026 ~		1,000	1,010
2.750% due 04/25/2022		800	800

Danske Bank AS
1.621% due 09/11/2026 •		1,200	1,111

Deutsche Bank AG
3.300% due 11/16/2022		2,900	2,921
3.950% due 02/27/2023		200	202
3.961% due 11/26/2025 •		2,800	2,800

EPR Properties
4.500% due 04/01/2025		1,400	1,415

Equinix, Inc.
2.500% due 05/15/2031		1,200	1,078

Fidelity National Financial, Inc.
5.500% due 09/01/2022		1,000	1,015

Ford Motor Credit Co. LLC
1.741% (US0003M + 1.235%) due 02/15/2023 ~		3,000	2,978

GA Global Funding Trust
1.250% due 12/08/2023		1,000	966

Globe Life, Inc.
2.150% due 08/15/2030		1,000	904

Goldman Sachs Group, Inc.
2.028% (US0003M + 1.750%) due 10/28/2027 ~		900	933
3.615% due 03/15/2028 •		900	900

Host Hotels & Resorts LP
3.875% due 04/01/2024		2,900	2,925

Hudson Pacific Properties LP
4.650% due 04/01/2029		1,100	1,155

ING Groep NV
4.017% due 03/28/2028 •		800	805

JPMorgan Chase & Co.
1.578% due 04/22/2027 •		1,200	1,119

LeasePlan Corp. NV
2.875% due 10/24/2024		1,200	1,173

Lloyds Banking Group PLC
4.000% due 03/07/2025	AUD	2,100	1,587

Mid-America Apartments LP
4.200% due 06/15/2028		$700	724

Morgan Stanley Direct Lending Fund
4.500% due 02/11/2027		900	857

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Acceptance Co. LLC
2.600% due 09/28/2022		$1,200	$1,200

NongHyup Bank
0.875% due 07/28/2024		1,000	954
1.250% due 07/28/2026		1,000	928

Norinchukin Bank
2.080% due 09/22/2031		1,000	899

Omega Healthcare Investors, Inc.
4.375% due 08/01/2023		289	294
5.250% due 01/15/2026		1,400	1,454

Piedmont Operating Partnership LP
3.150% due 08/15/2030		1,200	1,125

Public Storage
0.500% due 09/09/2030	EUR	800	773

SBA Tower Trust
2.328% due 07/15/2052		$900	854

Shinhan Bank Co. Ltd.
1.375% due 10/21/2026		1,200	1,118

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		1,700	1,703

Societe Generale SA
1.792% due 06/09/2027 •		1,200	1,083

Standard Chartered PLC
0.991% due 01/12/2025 •		1,200	1,147
3.971% due 03/30/2026 •		800	798

Stifel Financial Corp.
4.000% due 05/15/2030		1,300	1,316

Sumitomo Mitsui Financial Group, Inc.
1.902% due 09/17/2028		900	807
2.472% due 01/14/2029		900	838

Wells Fargo & Co.
3.526% due 03/24/2028 •		800	799

			65,228

INDUSTRIALS 15.4%

7-Eleven, Inc.
1.800% due 02/10/2031		1,200	1,036

AbbVie, Inc.
4.250% due 11/14/2028		1,000	1,056

American Airlines Pass-Through Trust
3.200% due 12/15/2029		917	873
3.500% due 08/15/2033		1,159	1,041

Anthem, Inc.
2.550% due 03/15/2031		1,200	1,122

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050		800	734

Bayer U.S. Finance LLC
4.375% due 12/15/2028		1,200	1,228

Beth Israel Lahey Health, Inc.
3.080% due 07/01/2051		900	780

BMW U.S. Capital LLC
2.950% due 04/14/2022		800	801

Boardwalk Pipelines LP
3.400% due 02/15/2031		700	663

Broadcom, Inc.
3.469% due 04/15/2034		1,200	1,114

CGI, Inc.
1.450% due 09/14/2026		1,000	920

Citrix Systems, Inc.
1.250% due 03/01/2026		1,200	1,168

Coca-Cola Femsa SAB de CV
1.850% due 09/01/2032		1,500	1,304

Daimler Trucks Finance North America LLC
1.125% due 12/14/2023		1,000	970

Dell International LLC
5.450% due 06/15/2023		373	385

Delta Air Lines Pass-Through Trust
2.000% due 12/10/2029		1,092	997

Eastern Energy Gas Holdings LLC
2.500% due 11/15/2024		1,100	1,090

Electronic Arts, Inc.
1.850% due 02/15/2031		1,400	1,231

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Expedia Group, Inc.
3.250% due 02/15/2030		$1,100	$1,049

Fresenius Medical Care U.S. Finance, Inc.
1.875% due 12/01/2026		1,200	1,112

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		800	861

Hyundai Capital America
1.000% due 09/17/2024		900	847
5.875% due 04/07/2025		800	846

Imperial Brands Finance PLC
3.125% due 07/26/2024		1,500	1,487

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050		1,600	1,633

International Flavors & Fragrances, Inc.
2.300% due 11/01/2030		1,200	1,073

JetBlue Pass-Through Trust
2.750% due 11/15/2033		1,372	1,289

Magallanes, Inc.
3.755% due 03/15/2027		900	900

Masco Corp.
1.500% due 02/15/2028		1,200	1,058

Motorola Solutions, Inc.
2.300% due 11/15/2030		1,200	1,054

Nissan Motor Co. Ltd.
4.345% due 09/17/2027		1,100	1,086
4.810% due 09/17/2030		800	795

NVR, Inc.
3.000% due 05/15/2030		1,100	1,028

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/02/2022 (d)(f)		937	8

Orlando Health Obligated Group
3.327% due 10/01/2050		800	729

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030		1,200	1,043

Roche Holdings, Inc.
1.930% due 12/13/2028		1,000	931

Smith & Nephew PLC
2.032% due 10/14/2030		1,100	958

Southern Co.
3.700% due 04/30/2030		1,000	1,004

Spirit AeroSystems, Inc.
4.600% due 06/15/2028		1,100	1,035

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		1,748	1,710

T-Mobile USA, Inc.
3.400% due 10/15/2052		900	769

United Airlines Pass-Through Trust
2.700% due 11/01/2033		1,123	1,031

VMware, Inc.
1.800% due 08/15/2028		1,000	889

Volkswagen International Finance NV
1.034% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	1,600	1,821

Walt Disney Co.
2.650% due 01/13/2031		$900	861

Wipro IT Services LLC
1.500% due 06/23/2026		1,200	1,110

Wynn Las Vegas LLC
5.500% due 03/01/2025		2,400	2,403

			50,933

UTILITIES 9.9%

Ameren Corp.
1.750% due 03/15/2028		1,000	916

Appalachian Power Co.
2.700% due 04/01/2031		1,200	1,114

Arizona Public Service Co.
2.200% due 12/15/2031		1,000	880

AT&T, Inc.
2.750% due 06/01/2031		1,300	1,221

Atmos Energy Corp.
1.500% due 01/15/2031		1,400	1,208

170	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boston Gas Co.
3.001% due 08/01/2029	$1,200	$1,142

Duke Energy Carolinas LLC
2.550% due 04/15/2031	1,200	1,127

Enel Finance International NV
1.375% due 07/12/2026	1,000	919
2.250% due 07/12/2031	1,000	887

Entergy Corp.
2.950% due 09/01/2026	2,700	2,659

Georgia Power Co.
3.250% due 03/15/2051	1,100	957

MidAmerican Energy Co.
2.700% due 08/01/2052	1,000	858

Monongahela Power Co.
3.550% due 05/15/2027	2,800	2,801

New York State Electric & Gas Corp.
1.950% due 10/01/2030	1,200	1,071
2.150% due 10/01/2031	900	800

NextEra Energy Capital Holdings, Inc.
2.250% due 06/01/2030	1,300	1,192

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	1,435	807

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	85	84

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	2,252	509

Public Service Co. of Oklahoma
2.200% due 08/15/2031	900	807

Rio Oil Finance Trust
9.250% due 07/06/2024	356	374
9.750% due 01/06/2027	2,318	2,560

San Diego Gas & Electric Co.
1.700% due 10/01/2030	1,200	1,059

SGSP Australia Assets Pty. Ltd.
3.250% due 07/29/2026	1,500	1,487

Southern California Edison Co.
0.702% (SOFRRATE + 0.470%) due 12/02/2022 ~	1,000	1,000
2.250% due 06/01/2030	1,400	1,267

Southwestern Electric Power Co.
4.100% due 09/15/2028	1,000	1,021

Verizon Communications, Inc.
2.550% due 03/21/2031	1,400	1,303
2.850% due 09/03/2041	900	795

		32,825

Total Corporate Bonds & Notes (Cost $158,365)		148,986

MUNICIPAL BONDS & NOTES 0.6%

NEW YORK 0.3%

New York State Urban Development Corp. Revenue Notes, Series 2020
1.115% due 03/15/2025	1,100	1,045

WEST VIRGINIA 0.3%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
2.951% due 06/01/2031	1,000	939

Total Municipal Bonds & Notes (Cost $2,100)		1,984

U.S. GOVERNMENT AGENCIES 30.1%

Fannie Mae
2.033% due 05/01/2038 •	641	669
2.310% due 08/01/2022	95	95
2.336% due 01/01/2036 •	1,149	1,206
3.000% due 10/25/2040	749	741
3.693% due 02/25/2033 •	2,584	2,448

Fannie Mae, TBA
3.000% due 06/01/2040	28,500	27,780

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
5.000% due 03/01/2024 - 12/01/2038		$386	$416
5.500% due 04/01/2038		115	127

Ginnie Mae
0.000% due 11/20/2039 (a)(d)		2,796	2,559
0.556% due 04/20/2065 •		424	422
0.566% due 02/20/2067 •		1,611	1,606
0.576% due 06/20/2067 •		238	238
0.581% due 05/20/2047 •		729	732
0.726% due 09/20/2065 •		1,694	1,695
0.856% due 08/20/2066 - 08/20/2067 •		3,536	3,551
0.906% due 05/20/2066 - 06/20/2066 •		4,022	4,043
1.031% due 06/20/2067 •		2,556	2,567
3.000% due 11/15/2049		785	777
4.000% due 09/15/2049		452	467
5.000% due 05/15/2047 - 09/15/2047		118	127

Uniform Mortgage-Backed Security
3.000% due 06/01/2029		40	40
3.500% due 03/01/2048		87	88
4.000% due 11/01/2047		3,183	3,269
4.500% due 02/01/2031 - 07/01/2042		121	126
5.500% due 02/01/2036 - 05/01/2036		49	54

Uniform Mortgage-Backed Security, TBA
2.500% due 04/01/2052		6,900	6,584
3.000% due 04/01/2052 - 05/01/2052		19,200	18,742
3.500% due 06/01/2052		18,714	18,645

Total U.S. Government Agencies (Cost $99,927)			99,814

U.S. TREASURY OBLIGATIONS 12.4%

U.S. Treasury Bonds
1.375% due 11/15/2040		11,100	9,083
1.375% due 08/15/2050		3,500	2,698
1.625% due 11/15/2050		200	164
1.875% due 11/15/2051 (g)		1,000	878
2.500% due 02/15/2045		8,000	7,799
2.750% due 08/15/2042		400	407
2.875% due 05/15/2049		9,200	9,904
3.125% due 02/15/2043 (i)		1,930	2,079
3.125% due 08/15/2044		4,700	5,086
3.750% due 11/15/2043 (i)		2,500	2,959

Total U.S. Treasury Obligations (Cost $43,360)			41,057

NON-AGENCY MORTGAGE-BACKED SECURITIES 21.4%

Alba PLC
0.392% due 03/17/2039 •	GBP	2,616	3,300

Ashford Hospitality Trust
1.397% due 06/15/2035 •		$3,000	2,976

Banc of America Funding Trust
2.731% due 05/25/2035 ~		712	727

Bear Stearns Adjustable Rate Mortgage Trust
2.500% due 02/25/2033 ~		17	17

CD Mortgage Trust
3.348% due 11/10/2049		2,152	2,163

Chase Mortgage Finance Trust
2.356% due 02/25/2037 ~		8	8

Credit Suisse First Boston Mortgage Securities Corp.
2.429% due 09/25/2033 ~		2	2

Eurohome UK Mortgages PLC
1.187% due 06/15/2044 •	GBP	1,560	2,000

Eurosail PLC
1.972% (BP0003M + 0.950%) due 06/13/2045 ~		4,965	6,492
1.972% due 06/13/2045 •		2,648	3,470

FirstMac Mortgage Funding Trust
1.065% due 03/08/2049 •	AUD	851	637
1.315% due 03/08/2049 •		1,500	1,126

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Great Hall Mortgages PLC
1.078% due 06/18/2039 •		$1,151	$1,133

GS Mortgage Securities Trust
3.278% due 11/10/2049 ~		3,251	3,262

GSR Mortgage Loan Trust
2.568% due 01/25/2035 ~		217	214

Hawksmoor Mortgages
1.240% due 05/25/2053 •	GBP	3,138	4,129

HomeBanc Mortgage Trust
0.957% due 03/25/2035 •		$329	291

Impac CMB Trust
1.237% due 10/25/2034 •		1,183	1,174

JPMDB Commercial Mortgage Securities Trust
2.994% due 12/15/2049		3,277	3,259

Landmark Mortgage Securities PLC
0.812% due 04/17/2044 •	GBP	285	357

Ludgate Funding PLC
1.056% due 12/01/2060 •		2,117	2,679

Mansard Mortgages PLC
0.387% due 04/15/2047 •		611	777

MASTR Adjustable Rate Mortgages Trust
2.759% due 11/21/2034 ~		$497	496

Merrill Lynch Mortgage Investors Trust
0.932% due 01/25/2029 •		79	79
0.957% due 11/25/2035 •		166	163

Morgan Stanley Bank of America Merrill Lynch Trust
3.077% due 03/15/2048		5,456	5,307

Morgan Stanley Capital Trust
3.436% due 12/15/2049		2,073	2,076

Resloc UK PLC
0.000% due 12/15/2043 •	EUR	3,794	4,008

Ripon Mortgages PLC
1.641% due 08/28/2056 ~	GBP	1,300	1,692

Structured Adjustable Rate Mortgage Loan Trust
2.663% due 09/25/2034 ~		$1,087	1,109

Tharaldson Hotel Portfolio Trust
1.340% due 11/11/2034 •		2,430	2,399

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •	GBP	1,051	1,387

UWM Mortgage Trust
2.500% due 11/25/2051 ~		$1,170	1,085

WaMu Mortgage Pass-Through Certificates Trust
0.997% due 07/25/2045 •		90	88
1.037% due 10/25/2045 •		1,883	1,864

Wells Fargo Commercial Mortgage Trust
2.933% due 11/15/2059		4,122	4,098
3.486% due 12/15/2059		4,691	4,714

Total Non-Agency Mortgage-Backed Securities (Cost $73,040)			70,758

ASSET-BACKED SECURITIES 2.2%

Carvana Auto Receivables Trust
1.218% due 04/12/2023		900	900

Countrywide Asset-Backed Certificates Trust, Inc.
0.997% due 12/25/2034 •		1,871	1,813

Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		2	2

Merrill Lynch Mortgage Investors Trust
1.252% due 09/25/2035 •		474	470

SBA Tower Trust
3.869% due 10/15/2049 þ		1,100	1,110

SLM Student Loan Trust
0.378% due 01/25/2027 •		442	440

SoFi Professional Loan Program LLC
1.407% due 01/25/2039 •		280	281

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		1,730	1,702

Wells Fargo Home Equity Asset-Backed Securities Trust
1.457% due 10/25/2034 ~		687	678

Total Asset-Backed Securities (Cost $7,437)			7,396

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	171

Schedule of Investments	PIMCO Total Return Fund IV	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.5%

Chile Government International Bond
3.500% due 01/31/2034		$900	$890

Peru Government International Bond
6.350% due 08/12/2028	PEN	5,000	1,357
8.200% due 08/12/2026		1,000	294

Province of Ontario
1.550% due 11/01/2029	CAD	1,200	868

Province of Quebec
6.350% due 01/30/2026		$600	665

Romania Government International Bond
3.000% due 02/27/2027		900	877

Total Sovereign Issues (Cost $5,419)			4,951

		SHARES
PREFERRED SECURITIES 0.3%

FINANCIALS 0.3%

Wells Fargo & Co.
3.900% due 03/15/2026 •(f)		1,100,000	1,055

Total Preferred Securities (Cost $1,100)			1,055

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 6.7%

CERTIFICATES OF DEPOSIT 0.2%

Barclays Bank PLC
1.130% due 06/21/2022		$800	801

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 2.4%

AT&T, Inc.
0.950% due 04/18/2022		$800	$800
0.950% due 04/19/2022		800	799

Conagra Foods, Inc.
1.015% due 04/08/2022		1,000	1,000

Dominion Resources, Inc.
0.870% due 04/13/2022		1,000	1,000

Enbridge U.S., Inc.
1.200% due 04/18/2022		800	799

Ventas Realty LP
0.850% due 04/14/2022		1,000	1,000

VW Credit, Inc.
0.870% due 04/11/2022		800	800
0.920% due 04/26/2022		1,000	999
1.180% due 05/23/2022		800	799

			7,996

ISRAEL TREASURY BILLS 0.6%
0.010% due 04/06/2022 - 01/04/2023 (c)(d)	ILS	6,800	2,128

U.S. TREASURY BILLS 1.6%
0.259% due 05/03/2022 - 05/31/2022 (c)(d)		$5,300	5,298

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 1.9%
0.203% due 05/17/2022 (d)(e)	$6,300	$6,298

Total Short-Term Instruments (Cost $22,487)		22,521

Total Investments in Securities (Cost $413,235)		398,522

	SHARES
INVESTMENTS IN AFFILIATES 1.2%

SHORT-TERM INSTRUMENTS 1.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.2%

PIMCO Short-Term Floating NAV Portfolio III	400,356	3,887

Total Short-Term Instruments (Cost $3,931)		3,887

Total Investments in Affiliates (Cost $3,931)		3,887

Total Investments 121.4% (Cost $417,166)		$402,409

Financial Derivative Instruments (h)(j) (0.0)% (Cost or Premiums, net $244)		(156)

Other Assets and Liabilities, net (21.4)%		(70,779)

Net Assets 100.0%		$331,474

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Principal only security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
BPG	0.300%	03/29/2022	04/05/2022	$(865)	$(865)

Total Sale-Buyback Transactions					$(865)

172	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Master Securities Forward Transaction Agreement
BPG	$0	$0	$(865)	$(865)	$878	$13

Total Borrowings and Other Financing Transactions	$0	$0	$(865)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(865)	$0	$0	$(865)

Total Borrowings	$0	$(865)	$0	$0	$(865)

Payable for sale-buyback financing transactions					$(865)

(g)	Securities with an aggregate market value of $878 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(151) at a weighted average interest rate of 0.101%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2022	26	$2,982	$(80)	$4	$0
U.S. Treasury 10-Year Note June Futures	06/2022	418	51,362	(1,472)	104	0
United Kingdom Long Gilt June Futures	06/2022	3	478	(5)	2	0

				$(1,557)	$110	$0

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2022	144	$(25,275)	$323	$33	$(239)
U.S. Treasury 2-Year Note June Futures	06/2022	47	(9,960)	138	0	(8)
U.S. Treasury 30-Year Bond June Futures	06/2022	24	(3,602)	109	0	(15)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	18	(3,188)	(68)	0	(19)

				$502	$33	$(281)

Total Futures Contracts				$(1,055)	$143	$(281)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
British Telecommunications PLC	1.000%	Quarterly	06/20/2028	1.269%	EUR	1,000	$(6)	$(11)	$(17)	$0	$(4)
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	1.365		1,100	(154)	142	(12)	0	(2)
Simon Property Group LP	1.000	Quarterly	06/20/2022	0.211	$	3,500	17	(10)	7	0	0

							$(143)	$121	$(22)	$0	$(6)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	173

Schedule of Investments	PIMCO Total Return Fund IV	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
CDX.IG-37 5-Year Index	1.000%	Quarterly	12/20/2026	$		1,900	$47	$(14)	$33	$0	$(1)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027			1,900	27	4	31	0	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025		EUR	1,200	32	(8)	24	0	0
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026			2,100	64	(26)	38	0	0
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027			400	6	0	6	0	0

							$176	$(44)	$132	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2052	GBP	5,900	$1,250	$25	$1,275	$0	$(66)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	04/07/2022	JPY	10,000	0	0	0	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	03/16/2024		2,780,000	8	8	16	0	(9)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	03/17/2024		1,600,000	24	(33)	(9)	6	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	09/20/2027		170,040	(35)	27	(8)	0	(5)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029		10,000	3	(2)	1	1	0
Receive(5)	1-Day JPY-MUTKCALM Compounded-OIS	0.250	Semi-Annual	03/17/2031		2,580,000	(1)	106	105	0	(48)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		9,000	1	1	2	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.202	Annual	02/08/2032		80,000	0	6	6	0	(6)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.225	Annual	02/09/2032		49,000	0	3	3	0	(4)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.253	Annual	02/10/2032		32,000	0	1	1	0	(3)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	03/20/2038		81,900	(71)	50	(21)	0	(15)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Semi-Annual	03/21/2048		68,700	(111)	79	(32)	0	(24)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.538	Semi-Annual	03/15/2051		63,000	(1)	39	38	0	(24)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.520	Semi-Annual	03/16/2051		14,000	0	9	9	0	(5)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.350	Semi-Annual	03/17/2051		20,000	11	9	20	0	(7)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.557	Semi-Annual	03/17/2051		49,000	0	27	27	0	(18)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.570	Semi-Annual	03/19/2051		18,000	0	10	10	0	(7)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.572	Semi-Annual	04/07/2051		10,000	0	5	5	0	(4)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Annual	12/15/2051		53,000	33	4	37	0	(20)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.633	Annual	02/08/2052		28,000	0	8	8	0	(11)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.670	Annual	02/09/2052		49,000	0	10	10	0	(19)
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.320	Annual	12/21/2023	$	6,700	(37)	(58)	(95)	1	0
Pay(5)	6-Month EUR-EURIBOR	0.750	Annual	06/15/2032	EUR	19,800	(733)	(280)	(1,013)	136	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	04/07/2022	JPY	10,000	0	0	0	0	0

							$341	$54	$395	$144	$(296)

Total Swap Agreements							$374	$131	$505	$144	$(303)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$143	$144	$287	$0	$ (281)	$ (303)	$(584)

(i)

Securities with an aggregate market value of $3,586 and cash of $2,212 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

174	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	05/2022	JPY	124,100		$1,022	$2	$0
	07/2022	PEN	1,847		460	0	(37)
	08/2022		1,316		334	0	(20)
	09/2022		1,174		279	0	(35)

BPS	04/2022	CAD	1,192		940	0	(13)
	04/2022	EUR	68		74	0	(1)
	04/2022		$177	EUR	161	1	0
	06/2022		15	CLP	11,813	0	0
	06/2022		37	ILS	121	1	0
	10/2022	PEN	1,441		$353	0	(32)

CBK	04/2022	ILS	3,800		1,160	0	(31)
	04/2022		$940	PEN	3,505	11	0
	05/2022	PEN	3,571		$874	0	(95)
	05/2022		$1,577	AUD	2,101	0	(4)
	05/2022		939	PEN	3,571	29	0
	06/2022		25	ILS	82	1	0
	07/2022	PEN	2,740		$698	0	(40)
	08/2022		523		129	0	(11)
	12/2022		3,571		918	0	(30)
	01/2023	ILS	2,999		949	0	(2)

HUS	04/2022		$412	GBP	313	0	0
	05/2022	JPY	367,300		$3,000	1	(20)
	05/2022		$4,261	JPY	491,362	0	(221)
	05/2022		715	NOK	6,360	7	0

JPM	05/2022	AUD	4,630		$3,297	0	(170)
	05/2022		$4,020	NOK	35,795	44	0

MBC	05/2022		64	PEN	239	1	0

MYI	04/2022		6,876	EUR	6,175	0	(45)
	04/2022		897	GBP	684	4	(2)
	05/2022	EUR	6,175		$6,882	45	0

RBC	06/2022	MXN	170		8	0	0

SCX	04/2022	EUR	6,268		7,049	115	0
	04/2022	GBP	21,738		29,175	619	0
	04/2022		$364	PEN	1,379	10	0
	05/2022	GBP	20,741		$27,303	62	0

Total Forward Foreign Currency Contracts						$953	$(809)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	South Africa Government International Bond	1.000%	Quarterly	06/20/2024	1.050%	$3,100	$(130)	$127	$0	$(3)

Total Swap Agreements							$(130)	$127	$0	$(3)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	175

Schedule of Investments	PIMCO Total Return Fund IV	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$2	$0	$0	$2	$(92)	$0	$0	$(92)	$(90)	$0	$(90)
BPS	2	0	0	2	(46)	0	0	(46)	(44)	0	(44)
CBK	41	0	0	41	(213)	0	0	(213)	(172)	0	(172)
GST	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
HUS	8	0	0	8	(241)	0	0	(241)	(233)	0	(233)
JPM	44	0	0	44	(170)	0	0	(170)	(126)	0	(126)
MBC	1	0	0	1	0	0	0	0	1	0	1
MYI	49	0	0	49	(47)	0	0	(47)	2	0	2
SCX	806	0	0	806	0	0	0	0	806	(620)	186

Total Over the Counter	$953	$0	$0	$953	$(809)	$0	$(3)	$(812)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$143	$143
Swap Agreements	0	0	0	0	144	144

	$0	$0	$0	$0	$287	$287

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$953	$0	$953

	$0	$0	$0	$953	$287	$1,240

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$281	$281
Swap Agreements	0	7	0	0	296	303

	$0	$7	$0	$0	$577	$584

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$809	$0	$809
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$809	$0	$812

	$0	$10	$0	$809	$577	$1,396

176	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

The effect of Financial Derivative Instruments on the Statements of Operations for the Year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2,830)	$(2,830)
Swap Agreements	0	145	0	0	2,290	2,435

	$0	$145	$0	$0	$(540)	$(395)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,528	$0	$2,528
Swap Agreements	0	(17)	0	0	0	(17)

	$0	$(17)	$0	$2,528	$0	$2,511

	$0	$128	$0	$2,528	$(540)	$2,116

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$270	$270
Swap Agreements	0	(51)	0	0	(1,771)	(1,822)

	$0	$(51)	$0	$0	$(1,501)	$(1,552)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,101)	$0	$(2,101)
Swap Agreements	0	92	0	0	0	92

	$0	$92	$0	$(2,101)	$0	$(2,009)

	$0	$41	$0	$(2,101)	$(1,501)	$(3,561)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$65,228	$0	$65,228
Industrials	0	50,933	0	50,933
Utilities	0	32,825	0	32,825
Municipal Bonds & Notes
New York	0	1,045	0	1,045
West Virginia	0	939	0	939
U.S. Government Agencies	0	99,814	0	99,814
U.S. Treasury Obligations	0	41,057	0	41,057
Non-Agency Mortgage-Backed Securities	0	70,758	0	70,758
Asset-Backed Securities	0	7,396	0	7,396
Sovereign Issues	0	4,951	0	4,951
Preferred Securities
Financials	0	1,055	0	1,055
Short-Term Instruments
Certificates of Deposit	0	801	0	801
Commercial Paper	0	7,996	0	7,996
Israel Treasury Bills	0	2,128	0	2,128
U.S. Treasury Bills	0	5,298	0	5,298
U.S. Treasury Cash Management Bills	0	6,298	0	6,298

	$0	$398,522	$0	$398,522

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,887	$0	$0	$3,887

Total Investments	$3,887	$398,522	$0	$402,409

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	35	252	0	287
Over the counter	0	953	0	953

	$35	$1,205	$0	$1,240

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(239)	(345)	0	(584)
Over the counter	0	(812)	0	(812)

	$(239)	$(1,157)	$0	$(1,396)

Total Financial Derivative Instruments	$(204)	$48	$0	$(156)

Totals	$3,683	$398,570	$0	$402,253

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	177

Schedule of Investments	PIMCO Total Return ESG Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 134.5%

CORPORATE BONDS & NOTES 70.3%

BANKING & FINANCE 40.8%

AerCap Ireland Capital DAC
4.625% due 07/01/2022		$325	$327

Alexandria Real Estate Equities, Inc.
2.000% due 05/18/2032		13,400	11,734
2.950% due 03/15/2034		12,400	11,685

American Tower Corp.
5.000% due 02/15/2024		3,000	3,104

Asian Development Bank
1.500% due 05/04/2028	CAD	14,000	10,377
1.875% due 08/10/2022		$5,200	5,211
4.700% due 03/12/2024	MXN	215,000	9,985
6.000% due 02/05/2026	BRL	54,800	10,085
6.550% due 01/26/2025	ZAR	192,000	13,127

AvalonBay Communities, Inc.
1.900% due 12/01/2028		$7,300	6,635
2.050% due 01/15/2032		11,800	10,687

Banco de Sabadell SA
1.125% due 03/11/2027 •	EUR	2,400	2,584

Banco do Brasil SA
4.875% due 01/11/2029 (i)		$12,500	12,585

Banco Santander SA
1.125% due 06/23/2027	EUR	4,500	4,855

Bank of America Corp.
0.981% due 09/25/2025 •		$12,700	12,047
1.486% due 05/19/2024 •		7,700	7,592
1.530% due 12/06/2025 •		17,000	16,269
2.456% due 10/22/2025 •		4,300	4,228

Bank of Nova Scotia
0.650% due 07/31/2024		11,500	10,947
2.375% due 01/18/2023		5,300	5,323

Bankinter SA
0.625% due 10/06/2027	EUR	3,100	3,216

Banque Ouest Africaine de Developpement
2.750% due 01/22/2033		10,000	10,248

Barclays Bank PLC
7.625% due 11/21/2022 (f)		$805	825

Barclays PLC
0.625% due 11/14/2023 •	EUR	8,000	8,883
7.875% due 09/15/2022 •(e)(f)	GBP	2,200	2,950

BlueHub Loan Fund, Inc.
2.890% due 01/01/2027		$1,300	1,256
3.099% due 01/01/2030		3,400	3,350

BNP Paribas SA
1.675% due 06/30/2027 •		10,000	9,158

Boston Properties LP
2.550% due 04/01/2032		6,300	5,692
3.400% due 06/21/2029		9,400	9,329
4.500% due 12/01/2028		500	528

Brookfield Finance, Inc.
2.724% due 04/15/2031		17,900	16,548

Canadian Imperial Bank of Commerce
0.950% due 10/23/2025		12,300	11,330

Cantor Fitzgerald LP
6.500% due 06/17/2022		2,800	2,825

Citigroup, Inc.
0.776% due 10/30/2024 •		13,800	13,339
0.831% (SOFRRATE + 0.694%) due 01/25/2026 ~(g)		6,500	6,398
1.281% due 11/03/2025 •		12,300	11,716
1.678% due 05/15/2024 •		11,500	11,412
2.014% due 01/25/2026 •(g)		6,500	6,262

Community Preservation Corp.
2.867% due 02/01/2030		15,000	14,272

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		10,800	9,956
1.106% due 02/24/2027 •		8,200	7,509

Corp. Inmobiliaria Vesta SAB de CV
3.625% due 05/13/2031		10,000	9,096

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CPI Property Group SA
1.625% due 04/23/2027	EUR	3,900	$3,980
2.750% due 05/12/2026		3,600	3,992
2.750% due 01/22/2028	GBP	10,000	12,238

Credit Agricole SA
1.279% (US0003M + 1.020%) due 04/24/2023 ~		$4,600	4,625
3.750% due 04/24/2023		10,300	10,443

CTP NV
0.625% due 09/27/2026	EUR	6,500	6,549

Digital Dutch Finco BV
1.000% due 01/15/2032		4,700	4,405
1.500% due 03/15/2030		4,300	4,388

Duke Realty LP
1.750% due 02/01/2031		$10,300	8,947
2.250% due 01/15/2032		10,000	9,005

Equinix, Inc.
1.000% due 03/15/2033	EUR	5,200	4,859
1.550% due 03/15/2028		$18,100	16,014
2.500% due 05/15/2031		1,500	1,348

Equitable Financial Life Global Funding
1.300% due 07/12/2026		8,300	7,634

ERP Operating LP
1.850% due 08/01/2031		3,000	2,666
4.150% due 12/01/2028		1,900	1,967

European Bank for Reconstruction & Development
1.625% due 09/27/2024		13,300	13,019

European Investment Bank
1.625% due 10/09/2029		13,150	12,410
2.375% due 05/24/2027		10,000	9,941
2.875% due 06/13/2025		10,500	10,606
3.300% due 02/03/2028	AUD	3,400	2,545

European Union
0.400% due 02/04/2037	EUR	10,500	10,344

Federal Realty Investment Trust
1.250% due 02/15/2026		$4,400	4,055

Globalworth Real Estate Investments Ltd.
2.950% due 07/29/2026	EUR	4,700	5,163

Hana Bank
3.250% due 03/30/2027		$3,700	3,690

HAT Holdings LLC
3.375% due 06/15/2026		8,110	7,716
3.750% due 09/15/2030		8,475	7,644

Healthpeak Properties, Inc.
2.125% due 12/01/2028		17,500	16,108

Host Hotels & Resorts LP
2.900% due 12/15/2031		6,800	6,085
3.375% due 12/15/2029		18,500	17,651
3.500% due 09/15/2030		3,100	2,960

HSBC Holdings PLC
3.033% due 11/22/2023 •		1,000	1,003

Hyundai Capital Services, Inc.
1.250% due 02/08/2026		8,500	7,808

ING Groep NV
1.400% due 07/01/2026 •		6,300	5,835
4.625% due 01/06/2026		5,300	5,483

International Bank for Reconstruction & Development
2.250% due 01/17/2023	CAD	12,600	10,135
5.310% due 02/05/2026	ZAR	126,000	8,089

International Finance Corp.
8.000% due 10/09/2023	IDR	150,000,000	10,966

JPMorgan Chase & Co.
0.563% due 02/16/2025 •		$13,300	12,719
0.653% due 09/16/2024 •		12,600	12,258
0.768% due 08/09/2025 •		8,300	7,874

KBC Group NV
0.375% due 06/16/2027 •	EUR	4,700	4,976

Kilroy Realty LP
2.500% due 11/15/2032		$6,000	5,225
2.650% due 11/15/2033		12,000	10,420
4.750% due 12/15/2028		6,600	6,931

Kimco Realty Corp.
2.700% due 10/01/2030		10,700	10,040

Kookmin Bank
2.500% due 11/04/2030 (f)		9,300	8,320

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kreditanstalt fuer Wiederaufbau
2.000% due 09/29/2022		$23,500	$23,603

Low Income Investment Fund
3.386% due 07/01/2026		1,700	1,699
3.711% due 07/01/2029		4,300	4,415

Manulife Financial Corp.
3.703% due 03/16/2032		12,500	12,630

Mediobanca Banca di Credito Finanziario SpA
1.000% due 09/08/2027	EUR	2,700	2,853

MGIC Investment Corp.
5.750% due 08/15/2023		$2,400	2,466

Mizuho Financial Group, Inc.
0.956% due 10/16/2024	EUR	2,200	2,442
1.465% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	5,000	3,771
3.922% due 09/11/2024 •		$2,900	2,934

Morgan Stanley
0.864% due 10/21/2025 •		9,400	8,860

National Australia Bank Ltd.
3.625% due 06/20/2023		8,300	8,437

Natwest Group PLC
2.359% due 05/22/2024 •		11,500	11,413

NongHyup Bank
0.875% due 07/28/2024		5,200	4,961
1.250% due 07/20/2025		12,000	11,312
1.250% due 07/28/2026		6,000	5,568

Norinchukin Bank
2.080% due 09/22/2031 (i)		12,000	10,789

OneMain Finance Corp.
3.500% due 01/15/2027		8,600	7,966

ORIX Corp.
4.050% due 01/16/2024		3,500	3,569

Pacific Life Global Funding II
1.375% due 04/14/2026		9,100	8,475

Perusahaan Penerbit SBSN Indonesia
2.300% due 06/23/2025		6,200	6,109

Piedmont Operating Partnership LP
3.150% due 08/15/2030		12,400	11,619

Principal Life Global Funding
1.250% due 08/16/2026		5,800	5,312

Prologis International Funding II SA
1.750% due 03/15/2028	EUR	4,800	5,334

Realty Income Corp.
1.125% due 07/13/2027	GBP	3,600	4,368

Regency Centers LP
3.700% due 06/15/2030		$1,600	1,603

Reliance Standard Life Global Funding
3.850% due 09/19/2023		2,800	2,839

Rexford Industrial Realty LP
2.150% due 09/01/2031		6,200	5,392

SATO Oyj
1.375% due 02/24/2028	EUR	4,700	4,840

Shinhan Financial Group Co. Ltd.
3.340% due 02/05/2030 •(f)		$6,400	6,310

Shriram Transport Finance Co. Ltd.
4.400% due 03/13/2024		8,200	8,034
5.100% due 07/16/2023		900	902

Standard Chartered PLC
1.214% due 03/23/2025 •		12,500	11,940

Starwood Property Trust, Inc.
3.750% due 12/31/2024		8,200	7,965
4.375% due 01/15/2027		6,300	6,119

Sumitomo Mitsui Financial Group, Inc.
0.508% due 01/12/2024		4,000	3,849
0.934% due 10/11/2024	EUR	10,000	11,093
2.472% due 01/14/2029		$7,000	6,517

Sumitomo Mitsui Trust Bank Ltd.
2.800% due 03/10/2027		13,000	12,550

UDR, Inc.
3.100% due 11/01/2034		10,500	9,707

Unipol Gruppo SpA
3.250% due 09/23/2030	EUR	6,400	7,269

178	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

USAA Capital Corp.
2.125% due 05/01/2030		$6,000	$5,540

Visa, Inc.
0.750% due 08/15/2027		9,900	8,979

Welltower, Inc.
3.850% due 06/15/2032		6,500	6,553

WP Carey, Inc.
2.450% due 02/01/2032		7,600	6,727

ZF Finance GmbH
2.000% due 05/06/2027	EUR	6,100	6,096

			1,018,293

INDUSTRIALS 11.5%

Ardagh Metal Packaging Finance USA LLC
3.000% due 09/01/2029		9,100	9,002

Autodesk, Inc.
2.400% due 12/15/2031		$5,000	4,467
3.600% due 12/15/2022		2,000	2,016

Ball Corp.
3.125% due 09/15/2031		3,400	3,046

Boise Cascade Co.
4.875% due 07/01/2030		3,600	3,503

California Endowment
2.498% due 04/01/2051		9,200	7,612

Chanel Ceres PLC
1.000% due 07/31/2031	EUR	7,800	7,878

Colgate-Palmolive Co.
0.300% due 11/10/2029		2,200	2,270

Continental Wind LLC
6.000% due 02/28/2033		$5,274	5,840

Dell International LLC
5.450% due 06/15/2023		267	275

Doris Duke Charitable Foundation
2.345% due 07/01/2050		12,500	9,932

Ford Foundation
2.815% due 06/01/2070		10,200	8,448

Gap, Inc.
3.625% due 10/01/2029		3,500	3,125

General Mills, Inc.
1.249% (US0003M + 1.010%) due 10/17/2023 ~		600	607
2.250% due 10/14/2031		6,200	5,571

Global Switch Finance BV
1.375% due 10/07/2030	EUR	4,600	4,690

Honda Motor Co. Ltd.
2.271% due 03/10/2025		$12,600	12,396

International Flavors & Fragrances, Inc.
3.200% due 05/01/2023		1,100	1,104

John D & Catherine T MacArthur Foundation
1.299% due 12/01/2030		13,400	11,552

JSW Hydro Energy Ltd.
4.125% due 05/18/2031		6,852	6,386

Kia Corp.
1.000% due 04/16/2024		9,800	9,368

Komatsu Finance America, Inc.
2.437% due 09/11/2022		2,800	2,801

Liberty Utilities Finance GP 1
2.050% due 09/15/2030		13,600	11,941

Local Initiatives Support Corp.
3.782% due 03/01/2027		5,000	4,972

Massachusetts Higher Education Assistance Corp.
2.673% due 07/01/2031		4,400	4,160

Mather Foundation
2.675% due 10/01/2031		9,600	8,941

Micron Technology, Inc.
2.703% due 04/15/2032		12,000	10,882

Natura Cosmeticos SA
4.125% due 05/03/2028 (i)		3,600	3,473
4.125% due 05/03/2028		2,800	2,701

NXP BV
3.400% due 05/01/2030		11,700	11,358

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		$7,100	$7,009

Renewable Energy Group, Inc.
5.875% due 06/01/2028		6,700	7,208

S&P Global, Inc.
2.700% due 03/01/2029		14,500	14,067

SK Hynix, Inc.
2.375% due 01/19/2031		9,200	8,029

Sunnova Energy Corp.
5.875% due 09/01/2026		7,100	6,802

Valeo
1.000% due 08/03/2028	EUR	2,500	2,415

Verallia SA
1.625% due 05/14/2028		5,800	5,994

Vmed O2 U.K. Financing PLC
4.750% due 07/15/2031		$10,000	9,440

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	10,000	10,536

Weir Group PLC
2.200% due 05/13/2026		$19,000	17,771

Wipro IT Services LLC
1.500% due 06/23/2026		6,550	6,060

Xylem, Inc.
1.950% due 01/30/2028		5,500	5,101
2.250% due 01/30/2031		5,500	5,004

			285,753

UTILITIES 18.0%

Adani Green Energy UP Ltd.
6.250% due 12/10/2024		11,750	12,047

Adani Renewable Energy RJ Ltd.
4.625% due 10/15/2039		2,980	2,610

AES Corp.
1.375% due 01/15/2026		2,000	1,842
2.450% due 01/15/2031		9,500	8,511

Atlantica Sustainable Infrastructure PLC
4.125% due 06/15/2028		8,300	8,015

Avangrid, Inc.
3.150% due 12/01/2024		12,130	12,118
3.200% due 04/15/2025		6,300	6,287
3.800% due 06/01/2029		5,800	5,892

Azure Power Energy Ltd.
3.575% due 08/19/2026		5,589	5,329

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024		7,759	7,973

Clean Renewable Power Mauritius Pte Ltd.
4.250% due 03/25/2027		7,938	7,619

Clearway Energy Operating LLC
3.750% due 02/15/2031		10,500	9,841
3.750% due 01/15/2032		200	184
4.750% due 03/15/2028		4,000	4,024

Continuum Energy Levanter Pte Ltd.
4.500% due 02/09/2027		9,567	9,220

Dominion Energy, Inc.
2.250% due 08/15/2031		5,800	5,233

DTE Electric Co.
1.900% due 04/01/2028		12,000	11,179
4.050% due 05/15/2048		3,200	3,388

Duke Energy Carolinas LLC
2.850% due 03/15/2032		6,500	6,290
3.950% due 11/15/2028		3,000	3,120

Duke Energy Florida LLC
2.400% due 12/15/2031		8,500	7,853
2.500% due 12/01/2029		9,900	9,322

EDP Finance BV
1.710% due 01/24/2028		9,000	7,953

Electricite de France SA
3.625% due 10/13/2025		3,600	3,611

Empresa Generadora de Electricidad Haina SA
5.625% due 11/08/2028		5,000	4,641

Enel Finance International NV
1.375% due 07/12/2026		5,600	5,148
1.875% due 07/12/2028		2,700	2,439

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.250% due 07/12/2031		$500	$444
2.650% due 09/10/2024		10,800	10,647

Georgia Power Co.
3.250% due 03/15/2051		7,400	6,441

Greenko Power Ltd.
4.300% due 12/13/2028		12,800	12,003

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025		3,800	3,838
5.950% due 07/29/2026		10,400	10,581

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022		6,400	6,411

India Clean Energy Holdings
4.500% due 04/18/2027		9,600	8,808

India Green Energy Holdings
5.375% due 04/29/2024		4,700	4,735

India Green Power Holdings
4.000% due 02/22/2027		2,900	2,677

Interstate Power & Light Co.
3.600% due 04/01/2029		6,000	6,002
4.100% due 09/26/2028		3,500	3,611

Leeward Renewable Energy Operations LLC
4.250% due 07/01/2029		8,900	8,359

MidAmerican Energy Co.
3.150% due 04/15/2050		7,900	7,290
3.650% due 04/15/2029		6,000	6,175

National Rural Utilities Cooperative Finance Corp.
1.350% due 03/15/2031		9,100	7,660

NextEra Energy Capital Holdings, Inc.
1.900% due 06/15/2028		17,300	15,975
2.200% due 12/02/2026	AUD	10,300	7,181

Niagara Mohawk Power Corp.
1.960% due 06/27/2030		$14,500	12,904

Northern States Power Co.
2.600% due 06/01/2051		4,900	4,165
2.900% due 03/01/2050		3,985	3,526

NSTAR Electric Co.
3.250% due 05/15/2029		7,800	7,727

Pattern Energy Operations LP
4.500% due 08/15/2028		3,000	2,955

Public Service Co. of Colorado
2.700% due 01/15/2051		4,000	3,405

Public Service Co. of Oklahoma
2.200% due 08/15/2031		5,800	5,200

Public Service Electric & Gas Co.
3.100% due 03/15/2032		8,400	8,309

ReNew Wind Energy AP2
4.500% due 07/14/2028		11,100	10,091

San Diego Gas & Electric Co.
2.950% due 08/15/2051		5,900	5,210

Solar Star Funding LLC
5.375% due 06/30/2035		5,531	6,100

Southern California Edison Co.
2.500% due 06/01/2031		100	91
2.750% due 02/01/2032		14,700	13,660
3.650% due 06/01/2051		1,900	1,778

Southern Power Co.
0.900% due 01/15/2026		10,000	9,173

Southwestern Public Service Co.
3.150% due 05/01/2050		7,150	6,431

TELUS Corp.
3.400% due 05/13/2032		11,000	10,777

Tucson Electric Power Co.
1.500% due 08/01/2030		4,600	3,941

Union Electric Co.
2.625% due 03/15/2051		4,300	3,577

Verizon Communications, Inc.
1.500% due 09/18/2030		14,000	12,175
2.850% due 09/03/2041		10,800	9,538
3.875% due 02/08/2029		8,000	8,332

			449,592

Total Corporate Bonds & Notes (Cost $1,866,939)			1,753,638

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	179

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.3%

California Health Facilities Financing Authority Revenue Bonds, Series 2022
4.190% due 06/01/2037 (b)	$2,000	$2,043

California Municipal Finance Authority Revenue Bonds, Series 2020
2.877% due 11/01/2035	4,100	3,822

San Francisco, California Public Utilities Commission Water Revenue Notes, Series 2020
2.082% due 11/01/2024	520	512
2.483% due 11/01/2027	850	826
2.533% due 11/01/2028	1,000	964

		8,167

MICHIGAN 0.1%

University of Michigan Revenue Bonds, Series 2022
3.504% due 04/01/2052	3,100	3,152

NEW YORK 0.1%

New York City Housing Development Corp. Revenue Notes, Series 2021
1.377% due 05/01/2027	200	185
1.477% due 11/01/2027	300	276
1.577% due 05/01/2028	500	461
1.677% due 11/01/2028	875	807

		1,729

Total Municipal Bonds & Notes (Cost $13,445)		13,048

U.S. GOVERNMENT AGENCIES 31.2%

Fannie Mae
0.247% due 07/25/2037 •	130	127
0.416% due 06/25/2055 •	934	939
0.707% due 05/25/2037 •	4	4
0.817% due 03/25/2037 •	9	9
1.304% due 07/01/2044 •	32	33
1.598% due 01/01/2035 •	43	44
1.710% due 08/01/2035 •(i)	61	62
1.747% due 08/01/2035 •(i)	212	212
1.818% due 07/01/2035 •(i)	116	118
1.861% due 09/01/2034 •	22	23
1.957% due 09/01/2035 •	8	9
1.959% due 05/25/2035 ~	26	26
1.967% due 07/01/2034 •	2	2
1.987% due 04/01/2038 •	35	36
2.027% due 04/01/2038 •	12	13
2.065% due 09/01/2037 •	5	5
2.156% due 04/01/2038 •	9	9
2.251% due 01/25/2031 ~(a)	46,098	5,754
2.301% due 03/01/2033 •	2	2
2.310% due 08/01/2022 (i)	189	189
2.444% due 10/25/2029 (i)	14,800	14,450
2.937% due 06/25/2029	12,500	12,697
2.959% due 09/25/2027 ~	10,000	10,160
3.000% due 05/01/2028 (i)	2,222	2,224
4.010% due 12/01/2028 (i)	9,009	9,488
6.000% due 08/01/2032	3	3
6.500% due 06/25/2044	25	27
7.500% due 02/01/2027	18	18

Fannie Mae, TBA
3.000% due 06/01/2040	270,000	263,179

Freddie Mac
0.506% due 12/15/2042 •	3,706	3,722
0.826% due 02/25/2031	1,430	1,288
1.025% due 08/25/2029 ~(a)	25,500	1,549
1.107% due 10/15/2037 •	7	7
1.155% due 09/25/2030 ~(a)	61,215	4,801
1.783% due 06/25/2034 (i)	15,000	13,504
2.120% due 04/01/2038 •	6	6
2.344% due 12/01/2022 •	1	1
2.455% due 07/01/2030 •	2	2
2.700% due 08/01/2023 (i)	28,301	28,276
2.875% due 04/25/2026	9,500	9,522
2.939% due 04/25/2029	9,500	9,593

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 12/01/2047 - 05/01/2048 (i)	$23,209	$23,515
3.742% due 08/15/2032 ~	7	7
4.000% due 08/01/2030	2	2
4.000% due 09/01/2035 - 06/01/2048 (i)	704	732
4.500% due 02/01/2029 - 05/01/2030 (i)	218	226
4.500% due 03/01/2030 - 02/01/2035	30	31
5.000% due 10/01/2039	13	14
5.500% due 01/01/2034 - 01/01/2039	95	104
5.500% due 07/01/2038 (i)	177	195
6.000% due 09/01/2027 - 05/01/2040	227	252
6.000% due 05/01/2037 - 04/01/2040 (i)	829	925
6.500% due 05/15/2032	1,040	1,131
7.000% due 02/15/2027 - 07/01/2029	116	123
7.500% due 09/01/2025	2	2

Ginnie Mae
0.531% due 10/20/2043 •(i)	1,497	1,494
0.581% due 05/20/2047 •	493	495
0.686% due 05/20/2066 •	345	344
0.706% due 05/20/2065 •	785	785
0.826% due 02/20/2066 •	726	726
0.906% due 09/20/2066 •(i)	3,290	3,308
1.029% due 04/20/2067 •(i)	1,504	1,499
1.031% due 06/20/2067 •(i)	5,123	5,147
1.117% due 11/20/2067 ~(i)	1,714	1,709
1.625% (H15T1Y + 1.500%) due 09/20/2023 - 08/20/2025 ~	10	10
1.625% due 07/20/2027 - 08/20/2027 •	6	7
1.750% (H15T1Y + 1.500%) due 10/20/2024 - 10/20/2025 ~	20	21
1.750% due 12/20/2026 •	1	1
1.875% (H15T1Y + 1.500%) due 06/20/2022 ~	1	1
2.000% (H15T1Y + 1.500%) due 01/20/2024 - 01/20/2026 ~	16	17
2.000% due 02/20/2032 •(i)	114	117
3.500% due 08/15/2045 - 08/20/2049 (i)	20,440	20,787
4.000% due 09/20/2040	21	21
4.000% due 03/20/2048 - 07/20/2048 (i)	24,413	25,235
5.000% due 03/15/2033 - 05/15/2042	50	55
5.000% due 11/15/2038 - 09/15/2040 (i)	234	258
6.000% due 04/15/2037	32	35
7.000% due 02/20/2032	3	4

Ginnie Mae, TBA
4.000% due 04/01/2052	2,000	2,058
5.000% due 04/01/2052	3,000	3,237

Tennessee Valley Authority STRIPS
1.500% due 09/15/2031	11,800	10,612

U.S. Small Business Administration
5.130% due 09/01/2023	8	8
5.520% due 06/01/2024	81	83

Uniform Mortgage-Backed Security
2.500% due 07/01/2050 (i)	10,227	9,810
3.000% due 04/01/2034 - 08/01/2046 (i)	9,812	9,802
3.500% due 10/01/2025 - 11/01/2025	100	101
3.500% due 03/01/2047 (i)	1,042	1,052
4.000% due 10/01/2024 - 10/01/2047	81	84
4.000% due 11/01/2033 - 08/01/2047 (i)	2,834	2,915
4.500% due 03/01/2023 - 06/01/2042	133	140
5.000% due 02/01/2038 - 02/01/2041	83	90
5.000% due 06/01/2040 (i)	96	103
5.500% due 08/01/2023 - 12/01/2038	591	638

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 03/01/2028 - 02/01/2049 (i)		$7,334	$8,019
6.000% due 09/01/2028 - 01/01/2039		278	305
6.000% due 10/01/2028 - 09/01/2039 (i)		712	782
6.500% due 01/01/2026 - 01/01/2029		3	2

Uniform Mortgage-Backed Security, TBA
3.000% due 05/01/2052		90,200	88,049
3.500% due 05/01/2052 - 06/01/2052		158,500	158,169

Total U.S. Government Agencies (Cost $780,599)			777,527

U.S. TREASURY OBLIGATIONS 9.3%

U.S. Treasury Bonds
1.375% due 11/15/2040 (i)		75,800	62,026
1.375% due 08/15/2050 (i)(k)(m)		21,800	16,803
1.750% due 08/15/2041 (i)(m)		24,400	21,163
1.875% due 02/15/2041 (i)		10,400	9,268
2.000% due 11/15/2041 (i)		4,000	3,621
2.000% due 02/15/2050 (i)		9,200	8,298
2.250% due 02/15/2052 (i)(m)		10,000	9,594
2.375% due 02/15/2042		34,900	33,673
2.500% due 02/15/2045 (k)(m)		1,900	1,852
2.750% due 11/15/2042 (i)(m)		1,600	1,627
2.875% due 05/15/2043 (i)		3,900	4,041
2.875% due 08/15/2045 (i)(k)(m)		1,500	1,565
3.000% due 05/15/2042 (k)(m)		700	742
3.000% due 11/15/2044 (i)(m)		2,100	2,228
3.000% due 05/15/2045 (i)		22,700	24,140
3.125% due 02/15/2043 (i)		12,100	13,035
3.125% due 08/15/2044 (i)		3,200	3,463
3.375% due 05/15/2044 (k)(m)		1,500	1,686
3.625% due 02/15/2044 (i)		2,200	2,561
3.750% due 11/15/2043 (i)(k)(m)		7,600	8,997

U.S. Treasury Notes
1.875% due 07/31/2022 (k)		2,229	2,237

Total U.S. Treasury Obligations (Cost $260,955)			232,620

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.0%

American Home Mortgage Assets Trust
6.750% due 11/25/2046 þ		941	884

BAMLL Commercial Mortgage Securities Trust
1.447% due 09/15/2038 •		6,000	5,897

Banc of America Mortgage Trust
6.000% due 05/25/2037		1,431	1,290

BCAP LLC Trust
4.792% due 03/26/2037 þ		111	113

Bear Stearns Structured Products, Inc. Trust
2.340% due 12/26/2046 ^~		357	307

Beast Mortgage Trust
1.447% due 03/15/2036 •		7,500	7,392

Beneria Cowen & Pritzer Collateral Funding Corp.
1.196% due 06/15/2038 •		6,000	5,880

BSREP Commercial Mortgage Trust
1.347% due 08/15/2038 ~		20,395	20,092

Credit Suisse Mortgage Capital Mortgage-Backed Trust
1.057% due 04/25/2037 ~		2,533	614

DC Office Trust
2.965% due 09/15/2045		13,400	12,697

DOLP Trust
2.956% due 05/10/2041		8,600	8,117

DROP Mortgage Trust
1.550% due 04/15/2026 •		12,850	12,731

Extended Stay America Trust
1.477% due 07/15/2038 •		19,977	19,786

FirstMac Mortgage Funding Trust
1.315% due 03/08/2049 •	AUD	3,300	2,478

GCT Commercial Mortgage Trust
1.197% due 02/15/2038 •		$8,100	7,971

180	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gemgarto PLC
0.867% due 12/16/2067 •	GBP	7,943	$10,395

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		$5,300	5,285

GSMPS Mortgage Loan Trust
0.857% due 04/25/2036 •		1,283	1,133

GSR Mortgage Loan Trust
2.741% due 03/25/2047 ^~		1,087	817

IndyMac Adjustable Rate Mortgage Trust
1.544% due 01/25/2032 ~		2	2

IndyMac INDX Mortgage Loan Trust
2.974% due 01/25/2036 ^~		521	502

J.P. Morgan Chase Commercial Mortgage Securities Corp.
1.197% due 04/15/2038 •		10,772	10,613

JP Morgan Chase Commercial Mortgage Securities Trust
1.157% due 06/15/2038 •		12,100	11,843

JP Morgan Mortgage Trust
6.500% due 07/25/2036 ^		2,130	1,190

KREST Commercial Mortgage Securities Trust
2.558% due 11/05/2044		5,800	5,297

Lehman Mortgage Trust
6.000% due 09/25/2037 ^		617	605

Morgan Stanley Bank of America Merrill Lynch Trust
3.150% due 03/15/2048		2,545	2,557

MortgageIT Mortgage Loan Trust
0.917% due 04/25/2036 ~		670	647

One New York Plaza Trust
1.347% due 01/15/2036 •		9,600	9,467

Residential Accredit Loans, Inc. Trust
0.837% due 07/25/2036 •		995	1,009

SFO Commercial Mortgage Trust
1.547% due 05/15/2038 •		23,500	23,100

SLG Office Trust
0.258% due 07/15/2041 ~(a)		156,137	2,966

Starwood Mortgage Trust
1.447% due 04/15/2034 •		11,500	11,358

Structured Asset Mortgage Investments Trust
0.717% due 03/25/2037 •		653	252

SUMIT Mortgage Trust
2.789% due 02/12/2041		10,200	9,721
2.850% due 02/12/2041		1,700	1,591

Thornburg Mortgage Securities Trust
2.886% due 10/25/2046 •		470	473

Towd Point Mortgage Funding
0.992% due 07/20/2045 •	GBP	9,034	11,880

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •		3,680	4,853

VASA Trust
1.297% due 07/15/2039 •		$16,400	16,073

WaMu Mortgage Pass-Through Certificates Trust
2.852% due 03/25/2037 ~		580	567
3.041% due 12/25/2036 ^~		562	547

Total Non-Agency Mortgage-Backed Securities (Cost $258,906)			250,992

ASSET-BACKED SECURITIES 4.3%

Bear Stearns Asset-Backed Securities Trust
0.777% due 08/25/2036 •		258	251
1.432% due 05/25/2035 •		1,441	1,436

College Avenue Student Loans LLC
1.657% due 12/26/2047 •		1,197	1,186

Countrywide Asset-Backed Certificates
0.687% due 05/25/2037 ~		2,199	2,115

FHF Trust
3.100% due 09/15/2025		5,100	5,084

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GoodLeap Sustainable Home Solutions Trust
2.100% due 05/20/2048		$10,355	$9,569
2.700% due 01/20/2049		4,894	4,588

GSAMP Trust
0.527% due 12/25/2036 •		270	159

HSI Asset Loan Obligation Trust
0.517% due 12/25/2036 •		212	77

JP Morgan Mortgage Acquisition Corp.
1.072% due 10/25/2035 ^•		2,036	2,025

LCM LP
1.294% due 10/20/2027 •		1,466	1,461

Lehman XS Trust
5.030% due 01/25/2036 ^þ		3,112	3,030

Loanpal Solar Loan Ltd.
2.220% due 03/20/2048		13,135	12,210

Morgan Stanley ABS Capital, Inc. Trust
0.587% due 01/25/2037 ~		2,856	1,626
0.757% due 06/25/2036 •		613	558
1.707% due 07/25/2037 •		400	388

Morgan Stanley IXIS Real Estate Capital Trust
0.607% due 11/25/2036 •		8,417	3,544

Morgan Stanley Mortgage Loan Trust
1.177% due 04/25/2037 •		284	110

Mosaic Solar Loan Trust
2.640% due 01/20/2053		12,500	11,816

New Century Home Equity Loan Trust
3.457% due 01/25/2033 ^~		809	741

Option One Mortgage Loan Trust
0.677% due 02/25/2037 •		3,783	2,299

Renaissance Home Equity Loan Trust
5.285% due 01/25/2037 þ		3,381	1,502

Service Experts Issuer
2.670% due 02/02/2032		7,730	7,408

SLM Student Loan Trust
0.378% due 01/25/2027 •		516	513

Structured Asset Securities Corp. Mortgage Loan Trust
1.807% due 12/25/2034 •		99	99

Sunnova Helios Issuer LLC
2.790% due 02/22/2049		13,700	13,145

Sunrun Demeter Issuer
2.270% due 01/30/2057		16,677	15,228

Tricolor Auto Securitization Trust
0.740% due 04/15/2024		5,230	5,215

Total Asset-Backed Securities (Cost $111,864)			107,383

SOVEREIGN ISSUES 8.0%

Chile Government International Bond
0.830% due 07/02/2031	EUR	4,000	4,043
1.250% due 01/22/2051		4,200	3,459
2.550% due 01/27/2032 (i)		$4,700	4,428
2.750% due 01/31/2027		5,100	4,996
3.100% due 01/22/2061		5,000	4,130
3.500% due 01/31/2034		5,100	5,044
4.340% due 03/07/2042		12,800	13,164

Hong Kong Government International Bond
2.500% due 05/28/2024		9,300	9,300

Japan Finance Organization for Municipalities
3.375% due 09/27/2023		1,200	1,218

Japan International Cooperation Agency
2.750% due 04/27/2027		4,500	4,497

Korea Development Bank
0.500% due 10/27/2023		9,300	9,013
4.800% due 06/10/2023	IDR	185,000,000	12,928

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Korea Government International Bond
2.000% due 06/19/2024		$9,400	$9,282

Mexico Government International Bond
1.350% due 09/18/2027	EUR	7,800	8,370

Nederlandse Waterschapsbank NV
2.375% due 03/24/2026		$11,000	10,894

Paraguay Government International Bond
4.950% due 04/28/2031		1,500	1,573

Province of Ontario
1.550% due 11/01/2029	CAD	33,500	24,220
2.650% due 02/05/2025		24,325	19,477

Province of Quebec
1.850% due 02/13/2027		8,000	6,134
2.450% due 03/01/2023		5,000	4,024
2.600% due 07/06/2025		19,600	15,657

Serbia Government International Bond
1.000% due 09/23/2028	EUR	10,300	9,630

Sweden Government International Bond
0.125% due 09/09/2030	SEK	155,000	15,107

Total Sovereign Issues (Cost $211,047)			200,588

		SHARES
PREFERRED SECURITIES 0.2%

FINANCIALS 0.2%

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(e)		4,900,000	5,145

Total Preferred Securities (Cost $4,900)			5,145

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (h) 0.1%
			1,413

		PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.1%
0.215% due 04/21/2022 - 05/19/2022 (c)(d)(m)		$1,993	1,993

U.S. TREASURY CASH MANAGEMENT BILLS 0.5%
0.483% due 06/21/2022 (c)(d)(m)		12,237	12,225

Total Short-Term Instruments (Cost $15,630)			15,631

Total Investments in Securities (Cost $3,524,285)			3,356,572

Total Investments 134.5% (Cost $3,524,285)			$3,356,572

Financial Derivative Instruments (j)(l) (0.4)% (Cost or Premiums, net $(257))			(10,069)

Other Assets and Liabilities, net (34.1)%			(851,296)

Net Assets 100.0%			$2,495,207

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	181

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	0.831%	01/25/2026	1/18/2022	$6,500	$6,398	0.26%
Citigroup, Inc.	2.014	01/25/2026	1/18/2022	6,500	6,262	0.25

				$13,000	$12,660	0.51%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$1,413	U.S. Treasury Bills 0.000% due 08/04/2022	$(1,441)	$1,413	$1,413

Total Repurchase Agreements						$(1,441)	$1,413	$1,413

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	0.320%	03/23/2022	04/13/2022		$(1,526)	$(1,526)
	0.340	03/14/2022	04/13/2022		(21,843)	(21,847)
	0.340	03/18/2022	04/08/2022		(6,292)	(6,293)
BSN	0.230	03/03/2022	04/06/2022		(29,007)	(29,012)
CIB	0.340	03/14/2022	04/13/2022		(96,997)	(97,013)
	0.360	03/16/2022	04/14/2022		(26,905)	(26,910)
	0.380	03/21/2022	04/21/2022		(12,519)	(12,520)
DEU	0.290	03/11/2022	04/11/2022		(14,895)	(14,898)
	0.340	03/14/2022	04/13/2022		(23,437)	(23,441)
GRE	0.340	03/17/2022	04/07/2022		(29,215)	(29,219)
NOM	0.180	03/18/2022	TBD	(3)	(11,007)	(11,008)
	0.230	03/18/2022	TBD	(3)	(4,180)	(4,181)
	0.340	03/23/2022	04/06/2022		(53,145)	(53,149)
RDR	0.150	03/25/2022	TBD	(3)	(3,374)	(3,374)
SAL	0.150	03/18/2022	TBD	(3)	(2,556)	(2,556)
SGY	0.150	01/12/2022	04/12/2022		(48,598)	(48,614)

Total Reverse Repurchase Agreements						$(385,561)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
TDL	0.310%	03/31/2022	04/01/2022	$(1,730)	$(1,730)

Total Sale-Buyback Transactions					$(1,730)

182	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.3)%
Uniform Mortgage-Backed Security, TBA	2.500%	05/01/2052	$7,300	$(6,969)	$(6,951)

Total Short Sales (0.3)%				$(6,969)	$(6,951)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(29,666)	$0	$(29,666)	$30,360	$694
BSN	0	(29,012)	0	(29,012)	29,143	131
CIB	0	(136,443)	0	(136,443)	139,345	2,902
DEU	0	(38,339)	0	(38,339)	38,696	357
FICC	1,413	0	0	1,413	(1,441)	(28)
GRE	0	(29,219)	0	(29,219)	29,381	162
NOM	0	(68,338)	0	(68,338)	69,123	785
RDR	0	(3,374)	0	(3,374)	3,473	99
SAL	0	(2,556)	0	(2,556)	2,969	413
SGY	0	(48,614)	0	(48,614)	48,471	(143)

Master Securities Forward Transaction Agreement
TDL	0	0	(1,730)	(1,730)	1,726	(4)

Total Borrowings and Other Financing Transactions	$1,413	$(385,561)	$(1,730)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(16,938)	$(16,938)
U.S. Government Agencies	0	(181,731)	0	0	(181,731)
U.S. Treasury Obligations	0	(182,711)	0	0	(182,711)
Sovereign Issues	0	0	0	(4,181)	(4,181)

Total	$0	$(364,442)	$0	$(21,119)	$(385,561)

Sale-Buyback Transactions
U.S. Treasury Obligations	(1,730)	0	0	0	(1,730)

Total	$(1,730)	$0	$0	$0	$(1,730)

Total Borrowings	$(1,730)	$(364,442)	$0	$(21,119)	$(387,291)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(387,291)

(i)	Securities with an aggregate market value of $387,942 and cash of $5,720 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(256,281) at a weighted average interest rate of 0.089%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	183

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2023 Futures	$ 96.500	12/18/2023	496	$ 1,240	$(491)	$(679)

Total Written Options					$(491)	$(679)

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2022	60	$(5,691)	$236	$20	$(47)
Euro-Bund 10-Year Bond June Futures	06/2022	1,539	(270,122)	6,528	357	(2,554)
Euro-Buxl 30-Year Bond June Futures	06/2022	67	(13,801)	580	15	(213)
Put Options Strike @ EUR 131.500 on Euro-Bobl Bond May 2022 Futures (1)	04/2022	152	(457)	(388)	121	(59)
U.S. Treasury 2-Year Note June Futures	06/2022	669	(141,776)	204	0	(110)
U.S. Treasury 5-Year Note June Futures	06/2022	1,382	(158,498)	1,803	0	(194)
U.S. Treasury 10-Year Note June Futures	06/2022	507	(62,298)	(544)	0	(127)
U.S. Treasury 30-Year Bond June Futures	06/2022	287	(43,068)	1,345	0	(179)
United Kingdom Long Gilt June Futures	06/2022	201	(32,010)	305	32	(111)

Total Futures Contracts				$10,069	$545	$(3,594)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(2)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/21/2027	GBP	7,700	$627	$48	$675	$1	$0
Pay	1-Day GBP-SONIO Compounded-OIS	0.800	Annual	03/10/2032		6,200	(167)	(463)	(630)	25	0
Pay	1-Day GBP-SONIO Compounded-OIS	0.800	Annual	03/11/2032		6,200	0	(630)	(630)	25	0
Pay	1-Day GBP-SONIO Compounded-OIS	0.800	Annual	03/15/2032		14,600	(519)	(966)	(1,485)	58	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/10/2052		2,300	172	218	390	0	(26)
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/11/2052		2,300	0	390	390	0	(26)
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/15/2052		5,400	534	383	917	0	(61)
Receive(2)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		32,400	6,383	621	7,004	0	(363)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	04/07/2022	JPY	64,000	0	0	0	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	04/22/2022		100,000	0	0	0	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	04/30/2022		290,000	0	0	0	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	05/12/2022		150,000	0	0	0	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	06/18/2022		900,000	0	1	1	0	(1)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	06/20/2022		67,300	0	0	0	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.068	Semi-Annual	09/18/2026		378,900	0	(32)	(32)	7	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.380	Semi-Annual	06/18/2028		900,000	193	(114)	79	33	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Semi-Annual	03/20/2029		520,000	(137)	77	(60)	0	(24)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		237,000	37	7	44	0	(19)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.202	Annual	02/08/2032		2,240,000	0	160	160	0	(180)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.225	Annual	02/09/2032		1,346,000	0	71	71	0	(108)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.253	Annual	02/10/2032		897,000	0	27	27	0	(72)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Semi-Annual	10/22/2038		100,000	(51)	17	(34)	0	(19)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.705	Semi-Annual	10/31/2038		290,000	(99)	39	(60)	0	(55)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.785	Semi-Annual	11/12/2038		150,000	(72)	25	(47)	0	(29)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	12/20/2038		67,300	(28)	11	(17)	0	(13)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.538	Semi-Annual	03/15/2051		418,000	(4)	255	251	0	(157)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.556	Semi-Annual	03/15/2051		606,580	(2)	341	339	0	(229)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.350	Semi-Annual	03/17/2051		153,000	84	71	155	0	(56)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.557	Semi-Annual	03/17/2051		303,000	0	169	169	0	(114)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.570	Semi-Annual	03/19/2051		150,000	0	79	79	0	(57)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.572	Semi-Annual	04/07/2051		64,000	0	33	33	0	(24)
Receive(2)	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		80,000	(1)	(4)	(5)	0	(33)
Pay(2)	1-Day USD-SOFR Compounded-OIS	1.400	Annual	12/07/2024		$183,500	57	(2,311)	(2,254)	0	(12)
Pay(2)	6-Month EUR-EURIBOR	0.750	Annual	06/15/2032	EUR	145,310	(5,444)	(1,990)	(7,434)	1,001	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/15/2036		10,920	498	1,165	1,663	0	(95)

184	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month JPY-LIBOR	0.000%	Semi-Annual	04/07/2022	JPY	64,000	$0	$0	$0	$0	$0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	04/22/2022		100,000	0	0	0	0	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	04/30/2022		290,000	0	(1)	(1)	0	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	05/12/2022		150,000	0	0	0	0	0
Pay	6-Month JPY-LIBOR	0.000	Semi-Annual	06/18/2022		900,000	0	2	2	0	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	06/20/2022		67,300	0	0	0	0	0

Total Swap Agreements							$2,061	$(2,301)	$(240)	$1,150	$(1,773)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(3)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$545	$1,150	$1,695	$(679)	$(3,594)	$(1,783)	$(6,056)

(k)

Securities with an aggregate market value of $6,904 and cash of $20,597 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)	Unsettled variation margin liability of $(10) for closed swap agreements is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2022		$2,906	AUD	3,882	$0	$(1)
	05/2022	AUD	3,882		$2,906	1	0
	05/2022	EUR	1,643		1,869	48	0
	05/2022	GBP	41,827		56,582	1,649	0
	05/2022	IDR	183,358		13	0	0
	05/2022	JPY	612,600		5,044	7	0
	05/2022	SEK	155,228		16,574	49	0
	05/2022		$1,830	EUR	1,643	0	(10)
	05/2022		6,297	GBP	4,765	0	(39)
	06/2022		477	MXN	10,105	25	0
	06/2022	ZAR	243,089		$15,901	0	(584)

BPS	04/2022	AUD	4,994		3,634	0	(103)
	04/2022	CAD	315		248	0	(3)
	04/2022		$11,935	AUD	15,909	0	(31)
	05/2022	EUR	169,292		$192,083	4,530	0
	05/2022	IDR	81,431,767		5,678	9	0
	05/2022		$1,502	EUR	1,359	3	0
	05/2022	ZAR	9,987		$632	0	(48)
	06/2022		$18	CLP	14,378	1	0

BRC	04/2022	BRL	53,512		$11,295	55	0
	04/2022		$11,224	BRL	53,512	15	0
	05/2022	BRL	53,512		$11,137	0	(12)
	05/2022		$4,849	GBP	3,640	0	(68)

CBK	05/2022	GBP	1,970		$2,680	92	0

GLM	05/2022	EUR	2,936		3,263	11	0
	05/2022		$1,442	EUR	1,312	12	0
	11/2022	ZAR	12,096		$753	0	(53)

HUS	05/2022	JPY	2,754,200		22,497	6	(153)
	05/2022		$3,649	EUR	3,311	19	0
	05/2022		29,911	JPY	3,449,197	0	(1,552)
	05/2022		5,271	NOK	46,880	52	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	185

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

IND	05/2022	ZAR	49,801		$3,069	$0	$(321)

JPM	05/2022	IDR	104,430,931		7,280	10	0
	05/2022		$17,194	NOK	153,110	190	0

MBC	05/2022	IDR	91,486,628		$6,355	9	(24)

MYI	04/2022	BRL	53,512		10,472	0	(768)
	04/2022		$11,295	BRL	53,512	0	(55)
	05/2022	EUR	6,924		$7,882	211	0
	05/2022	IDR	81,694,571		5,710	24	0

SCX	05/2022	ZAR	505		31	0	(4)

SSB	04/2022	CAD	11,759		9,175	0	(231)

TOR	04/2022	AUD	18,015		12,928	0	(552)
	04/2022	CAD	104,802		82,182	0	(1,649)
	04/2022		$93,429	CAD	116,815	40	(30)
	05/2022	CAD	116,833		$93,430	30	(41)

UAG	05/2022	MXN	214,590		10,394	0	(312)
	05/2022		$10,921	NOK	97,235	119	0

Total Forward Foreign Currency Contracts						$7,217	$(6,644)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.436%	06/06/2022	7,100	$69	$47

Total Purchased Options							$69	$47

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.288%	04/28/2022	20,000	$(69)	$0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.788	04/28/2022	20,000	(69)	(464)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/16/2022	17,100	(70)	(9)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/16/2022	17,100	(70)	(151)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	204,500	(408)	(8)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	204,500	(408)	(3,373)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	06/13/2022	40,000	(72)	(8)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	06/13/2022	40,000	(72)	(297)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	06/13/2022	40,000	(152)	(31)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/13/2022	40,000	(152)	(556)

							$ (1,542)	$(4,897)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	$98.914	05/05/2022	5,000	$(27)	$(84)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.199	04/06/2022	9,000	(41)	(303)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.656	04/06/2022	6,400	(24)	(142)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.406	04/06/2022	6,300	(26)	(187)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.484	04/06/2022	3,000	(11)	(92)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.531	04/06/2022	4,000	(15)	(124)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.508	05/05/2022	6,000	(29)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.047	05/05/2022	18,000	(84)	(318)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.594	05/05/2022	5,000	(20)	(110)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2052	101.000	05/05/2022	5,000	(8)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.328	06/06/2022	14,500	(69)	(59)
					$(354)	$(1,431)

Total Written Options					$(1,896)	$(6,328)

186	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$1,779	$0	$0	$1,779	$(634)	$0	$0	$(634)	$1,145	$(760)	$385
BPS	4,543	0	0	4,543	(185)	0	0	(185)	4,358	(2,730)	1,628
BRC	70	0	0	70	(80)	0	0	(80)	(10)	0	(10)
CBK	92	0	0	92	0	(624)	0	(624)	(532)	666	134
GLM	23	0	0	23	(53)	(3,686)	0	(3,739)	(3,716)	3,926	210
HUS	77	0	0	77	(1,705)	0	0	(1,705)	(1,628)	0	(1,628)
IND	0	0	0	0	(321)	0	0	(321)	(321)	262	(59)
JPM	200	0	0	200	0	(84)	0	(84)	116	(570)	(454)
MBC	9	0	0	9	(24)	0	0	(24)	(15)	1,491	1,476
MYC	0	47	0	47	0	(587)	0	(587)	(540)	743	203
MYI	235	0	0	235	(823)	0	0	(823)	(588)	583	(5)
SAL	0	0	0	0	0	(1,347)	0	(1,347)	(1,347)	1,643	296
SCX	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
SSB	0	0	0	0	(231)	0	0	(231)	(231)	279	48
TOR	70	0	0	70	(2,272)	0	0	(2,272)	(2,202)	2,467	265
UAG	119	0	0	119	(312)	0	0	(312)	(193)	(20)	(213)

Total Over the Counter	$7,217	$47	$0	$7,264	$(6,644)	$(6,328)	$0	$(12,972)

(m)

Securities with an aggregate market value of $12,059 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$545	$545
Swap Agreements	0	0	0	0	1,150	1,150

	$0	$0	$0	$0	$1,695	$1,695

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,217	$0	$7,217
Purchased Options	0	0	0	0	47	47

	$0	$0	$0	$7,217	$47	$7,264

	$0	$0	$0	$7,217	$1,742	$8,959

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$679	$679
Futures	0	0	0	0	3,594	3,594
Swap Agreements	0	10	0	0	1,773	1,783

	$0	$10	$0	$0	$6,046	$6,056

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,644	$0	$6,644
Written Options	0	0	0	0	6,328	6,328

	$0	$0	$0	$6,644	$6,328	$12,972

	$0	$10	$0	$6,644	$12,374	$19,028

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	187

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)	March 31, 2022

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$372	$372
Futures	0	0	0	0	5,159	5,159
Swap Agreements	0	(127)	0	0	8,483	8,356

	$0	$(127)	$0	$0	$14,014	$13,887

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,908	$0	$17,908
Written Options	0	0	0	0	1,020	1,020

	$0	$0	$0	$17,908	$1,020	$18,928

	$0	$(127)	$0	$17,908	$15,034	$32,815

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(189)	$(189)
Futures	0	0	0	0	4,503	4,503
Swap Agreements	0	22	0	0	(6,419)	(6,397)

	$0	$22	$0	$0	$(2,105)	$(2,083)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,106)	$0	$(6,106)
Purchased Options	0	0	0	0	(371)	(371)
Written Options	0	0	0	0	(3,998)	(3,998)

	$0	$0	$0	$(6,106)	$(4,369)	$(10,475)

	$0	$22	$0	$(6,106)	$(6,474)	$(12,558)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,018,293	$0	$1,018,293
Industrials	0	285,753	0	285,753
Utilities	0	449,592	0	449,592
Municipal Bonds & Notes
California	0	8,167	0	8,167
Michigan	0	3,152	0	3,152
New York	0	1,729	0	1,729
U.S. Government Agencies	0	777,527	0	777,527
U.S. Treasury Obligations	0	232,620	0	232,620
Non-Agency Mortgage-Backed Securities	0	250,992	0	250,992
Asset-Backed Securities	0	107,383	0	107,383
Sovereign Issues	0	200,588	0	200,588
Preferred Securities
Financials	0	5,145	0	5,145
Short-Term Instruments
Repurchase Agreements	0	1,413	0	1,413
U.S. Treasury Bills	0	1,993	0	1,993
U.S. Treasury Cash Management Bills	0	12,225	0	12,225

Total Investments	$0	$3,356,572	$0	$3,356,572

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(6,951)	$0	$(6,951)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	545	1,150	0	1,695
Over the counter	0	7,264	0	7,264

	$545	$8,414	$0	$8,959

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,984)	(3,062)	0	(6,046)
Over the counter	0	(12,972)	0	(12,972)

	$(2,984)	$(16,034)	$0	$(19,018)

Total Financial Derivative Instruments	$(2,439)	$(7,620)	$0	$(10,059)

Totals	$(2,439)	$3,342,001	$0	$3,339,562

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

188	PIMCO BOND FUNDS	See Accompanying Notes

Notes to Financial Statements	March 31, 2022

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory

ANNUAL REPORT	|	MARCH 31, 2022	189

Notes to Financial Statements	(Cont.)

and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Dynamic Bond Fund	Daily	Monthly

PIMCO Extended Duration Fund	Daily	Monthly

PIMCO GNMA and Government Securities Fund	Daily	Monthly

PIMCO Long Duration Total Return Fund	Daily	Monthly

PIMCO Long-Term U.S. Government Fund	Daily	Monthly

PIMCO Moderate Duration Fund	Daily	Monthly

PIMCO Mortgage-Backed Securities Fund	Daily	Monthly

PIMCO Mortgage Opportunities and Bond Fund	Daily	Monthly

PIMCO Strategic Bond Fund	Daily	Monthly

PIMCO Total Return Fund II	Daily	Monthly

PIMCO Total Return Fund IV	Daily	Monthly

PIMCO Total Return ESG Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar

190	PIMCO BOND FUNDS

March 31, 2022

financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may

ANNUAL REPORT	|	MARCH 31, 2022	191

Notes to Financial Statements	(Cont.)

determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

192	PIMCO BOND FUNDS

March 31, 2022

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers

ANNUAL REPORT	|	MARCH 31, 2022	193

Notes to Financial Statements	(Cont.)

or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2022 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio
Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Dynamic Bond Fund	$380,184	$2,247	$(380,434)	$(1,165)	$(832)	$0	$2,323	$0

PIMCO Extended Duration Fund	22,684	232	0	0	(401)	22,515	232	0

PIMCO Long Duration Total Return Fund	61,944	636	0	0	(1,095)	61,485	634	0

PIMCO Moderate Duration Fund	94,787	808	(61,011)	(349)	(710)	33,525	808	0

PIMCO Total Return Fund II	30,832	302	(5,926)	(13)	(458)	24,737	302	0

194	PIMCO BOND FUNDS

March 31, 2022

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Dynamic Bond Fund	$221,252	$1,259,099	$(1,475,100)	$(129)	$20	$5,142	$699	$0

PIMCO Extended Duration Fund	158	219,705	(216,300)	16	0	3,579	5	0

PIMCO GNMA and Government Securities Fund	216,342	753,932	(926,958)	(218)	13	43,111	332	0

PIMCO Long Duration Total Return Fund	7,322	1,138,845	(1,142,001)	(3,992)	0	174	3,545	0

PIMCO Long-Term U.S. Government Fund	160	3	0	0	(2)	161	3	0

PIMCO Moderate Duration Fund	12,620	169,479	(181,900)	(10)	(3)	186	79	0

PIMCO Mortgage-Backed Securities Fund	29,434	182,441	(208,400)	(27)	2	3,450	42	0

PIMCO Mortgage Opportunities and Bond Fund	250,982	3,785,819	(3,954,501)	(3,133)	12	79,179	3,119	0

PIMCO Strategic Bond Fund	41,682	39,092	(78,100)	(4)	(40)	2,630	92	0

PIMCO Total Return Fund II	4,899	213,834	(197,600)	(220)	(82)	20,831	334	0

PIMCO Total Return Fund IV	12,266	55,596	(63,700)	(230)	(45)	3,887	297	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s

ANNUAL REPORT	|	MARCH 31, 2022	195

Notes to Financial Statements	(Cont.)

insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the

196	PIMCO BOND FUNDS

March 31, 2022

maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of March 31, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S.

Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors

ANNUAL REPORT	|	MARCH 31, 2022	197

Notes to Financial Statements	(Cont.)

receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act,

which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A

198	PIMCO BOND FUNDS

March 31, 2022

Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2022, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

ANNUAL REPORT	|	MARCH 31, 2022	199

Notes to Financial Statements	(Cont.)

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

200	PIMCO BOND FUNDS

March 31, 2022

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a

ANNUAL REPORT	|	MARCH 31, 2022	201

Notes to Financial Statements	(Cont.)

particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements   may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to

202	PIMCO BOND FUNDS

March 31, 2022

generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread)

between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements   are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

Interest Rate	X	X	X	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X	X	X	X	X

High Yield	X	X	—	X	—	X	—	X	X	—	—	X

Market	X	X	X	X	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	—	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X	X	X	X	X

Extension	—	—	—	—	—	—	—	X	—	—	—	—

Prepayment	—	—	—	—	—	—	—	X	—	—	—	—

Privately Issued Mortgage-Related Securities	—	—	—	—	—	—	—	X	—	—	—	—

Foreign (Non-U.S.) Investment	X	X	X	X	—	X	X	—	X	—	X	X

Real Estate	—	—	—	—	—	—	—	X	—	—	—	—

Emerging Markets	X	X	X	X	—	X	X	—	X	—	X	X

Sovereign Debt	X	X	—	X	—	X	—	—	X	—	X	X

Currency	X	X	—	X	—	X	—	—	X	—	—	X

Leveraging	X	X	X	X	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X	X	X	X	X

ANNUAL REPORT	|	MARCH 31, 2022	203

Notes to Financial Statements	(Cont.)

Risks	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

Short Exposure	X	X	X	X	X	X	X	X	X	X	X	X

Tax-Efficient Investing	—	—	—	—	—	—	—	—	X	—	—	—

Convertible Securities	—	—	—	—	—	—	—	X	—	—	X	—

Distribution Rate	—	—	—	—	—	—	—	X	—	—	—	—

Environmental, Social and Governance Investing	—	—	—	—	—	—	—	—	—	—	—	X

LIBOR Transition	X	X	X	X	X	X	X	X	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

204	PIMCO BOND FUNDS

March 31, 2022

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent a Fund from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in a Fund being forced to reinvest investment proceeds at lower interest rates.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax-Efficient Investing Risk  is the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Environmental, Social and Governance Investing Risk  is the risk that, because a Fund’s ESG strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”).

ANNUAL REPORT	|	MARCH 31, 2022	205

Notes to Financial Statements	(Cont.)

Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

206	PIMCO BOND FUNDS

March 31, 2022

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all

ANNUAL REPORT	|	MARCH 31, 2022	207

Notes to Financial Statements	(Cont.)

outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class		Class A		Class C	Class R
PIMCO Dynamic Bond Fund	0.55%	0.25%	0.35%	0.45%	(1)	N/A		0.40%		0.40%	0.40%
PIMCO Extended Duration Fund	0.25%	0.25%	0.35%	N/A		N/A		0.40%	*	N/A	N/A
PIMCO GNMA and Government Securities Fund	0.25%	0.25%	0.35%	0.45%	(1)	N/A		0.40%		0.40%	N/A
PIMCO Long Duration Total Return Fund	0.25%	0.25%	0.35%	N/A		N/A		0.40%		0.40%	N/A
PIMCO Long-Term U.S. Government Fund	0.225%	0.25%	0.35%	0.45%	(1)*	0.25%	~	0.35%		0.35%	N/A
PIMCO Moderate Duration Fund	0.25%	0.21%	0.31%	N/A		N/A		N/A		N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%	0.25%	0.35%	0.45%	(1)	N/A		0.40%		0.40%	N/A
PIMCO Mortgage Opportunities and Bond Fund	0.35%	0.25%	0.35%	0.45%	(1)	N/A		0.40%		0.40%	N/A
PIMCO Strategic Bond Fund(2)	0.25%	0.30%	0.40%	N/A		N/A		0.45%		0.45%	N/A
PIMCO Total Return Fund II	0.25%	0.25%	0.35%	N/A		0.25%	~	N/A		N/A	N/A
PIMCO Total Return Fund IV	0.25%	0.25%	N/A	N/A		N/A		0.35%		N/A	N/A
PIMCO Total Return ESG Fund	0.25%	0.25%	0.35%	0.45%	(1)*	0.25%		0.40%		0.40%	N/A

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
(2)

PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for each share class of the Fund by 0.05% of the average daily net assets attributable to the applicable class of the Fund.

~	This share class was liquidated during the reporting period.
*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

208	PIMCO BOND FUNDS

March 31, 2022

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%
Class R

PIMCO Dynamic Bond Fund	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2022, the Distributor retained $5,155,667 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for each share class of the PIMCO Strategic Bond Fund by 0.05% of the average daily net assets attributable to the applicable class of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO.

In addition, in any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the PIMCO Strategic Bond Fund of any portion of the supervisory and administrative fee waived pursuant to the Fee Waiver Agreement (the “SB Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees or supervisory and administrative fee pursuant to the Expense Limitation Agreement, exceed the Expense Limit; ii) exceed the total SB Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO.

ANNUAL REPORT	|	MARCH 31, 2022	209

Notes to Financial Statements	(Cont.)

Prior to July 31, 2019, PIMCO had contractually agreed to waive a portion of its Investment Advisory Fee for the PIMCO Dynamic Bond Fund. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by PIMCO Dynamic Bond Fund of any portion of the advisory fee waived (the “UB Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses and pro rata Trustee fees or supervisory and administrative fees pursuant to the Expense Limitation Agreement, exceed, for such month, the Expense Limit; ii) exceed the total UB Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO.

The total recoverable amounts to PIMCO at March 31, 2022 (from the Investment Advisory Fee Waiver Agreement and Expense Limitation Agreement combined), were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Strategic Bond Fund	$80	$61	$79	$220

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Supervisory and Administrative Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of the PIMCO Dynamic Bond Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund and PIMCO Total Return ESG Fund. This Supervisory and Administrative Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Dynamic Bond Fund	$19

PIMCO GNMA and Government Securities Fund	1

PIMCO Mortgage-Backed Securities Fund	2

PIMCO Mortgage Opportunities and Bond Fund	28

PIMCO Strategic Bond Fund	79

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2022, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Dynamic Bond Fund	$22,799	$0

PIMCO Long Duration Total Return Fund	9,996	13,351

PIMCO Long-Term U.S. Government Fund	3,054	0

PIMCO Moderate Duration Fund	21,155	2,942

PIMCO Mortgage-Backed Securities Fund	1,099	6,486

PIMCO Mortgage Opportunities and Bond Fund	184,796	0

PIMCO Strategic Bond Fund	737	0

PIMCO Total Return Fund II	8,516	1,177

PIMCO Total Return Fund IV	5,597	46,385

PIMCO Total Return ESG Fund	28,960	96,288

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its

210	PIMCO BOND FUNDS

March 31, 2022

investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Dynamic Bond Fund	$3,866,817	$5,354,760	$811,660	$423,084

PIMCO Extended Duration Fund	1,065,565	1,617,895	75,732	45,817

PIMCO GNMA and Government Securities Fund	38,824,222	39,697,326	56,724	15,733

PIMCO Long Duration Total Return Fund	2,692,821	2,514,527	1,422,169	1,011,445

PIMCO Long-Term U.S. Government Fund	941,897	1,416,512	17,717	8,840

PIMCO Moderate Duration Fund	422,842	458,478	426,105	178,401

PIMCO Mortgage-Backed Securities Fund	3,044,225	3,005,443	38,869	18,210

PIMCO Mortgage Opportunities and Bond Fund	90,089,021	90,774,532	2,613,704	502,796

PIMCO Strategic Bond Fund	144,641	178,093	28,838	19,945

PIMCO Total Return Fund II	1,763,962	1,661,194	161,374	72,549

PIMCO Total Return Fund IV	1,037,267	1,068,524	57,284	98,867

PIMCO Total Return ESG Fund	5,229,795	4,942,493	1,135,471	348,756

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Dynamic Bond Fund				PIMCO Extended Duration Fund

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	153,153	$1,643,148	94,258	$1,015,433	80,046	$600,896	170,750	$1,715,834

I-2	18,068	193,403	11,802	126,100	7,715	51,367	5,748	59,656

I-3	503	5,358	659	7,020	N/A	N/A	N/A	N/A

Administrative Class	NA	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	2,956	31,680	7,733	82,872	N/A	N/A	N/A	N/A

Class C	293	3,151	521	5,605	N/A	N/A	N/A	N/A

Class R	155	1,665	211	2,264	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	5,625	60,123	8,155	87,336	28,442	187,855	20,458	181,802

I-2	451	4,818	710	7,606	1,107	7,257	922	8,149

I-3	12	128	19	202	N/A	N/A	N/A	N/A

Administrative Class	NA	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	298	3,183	556	5,955	N/A	N/A	N/A	N/A

Class C	14	150	98	1,044	N/A	N/A	N/A	N/A

Class R	7	71	13	136	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(153,548)	(1,638,139)	(79,683)	(837,549)	(133,069)	(1,000,449)	(168,433)	(1,829,649)

I-2	(16,217)	(171,549)	(14,003)	(148,041)	(5,988)	(41,150)	(7,117)	(71,829)

I-3	(212)	(2,262)	(412)	(4,408)	N/A	N/A	N/A	N/A

Administrative Class	NA	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(5,590)	(59,684)	(5,437)	(57,955)	N/A	N/A	N/A	N/A

Class C	(1,149)	(12,309)	(5,557)	(59,392)	N/A	N/A	N/A	N/A

Class R	(172)	(1,832)	(175)	(1,861)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	4,647	$61,103	19,468	$232,367	(21,747)	$(194,224)	22,328	$63,963

ANNUAL REPORT	|	MARCH 31, 2022	211

Notes to Financial Statements	(Cont.)

	PIMCO GNMA and Government Securities Fund				PIMCO Long Duration Total Return Fund

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	16,640	$186,819	65,175	$744,205	148,321	$1,525,999	133,202	$1,514,536

I-2	19,271	216,318	81,722	932,844	5,267	53,384	8,090	91,711

I-3	486	5,508	680	7,753	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	4,629	52,075	26,303	300,359	657	6,634	5,187	59,951

Class C	254	2,859	2,265	25,835	54	523	257	3,044

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	1,385	15,452	1,429	16,324	23,575	240,835	36,320	404,111

I-2	822	9,168	1,000	11,424	646	6,604	1,025	11,364

I-3	6	64	15	166	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	466	5,183	435	4,966	180	1,844	563	6,284

Class C	27	299	39	449	13	130	38	423

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(45,234)	(506,707)	(46,931)	(535,736)	(96,833)	(973,730)	(148,652)	(1,707,356)

I-2	(60,698)	(682,883)	(57,446)	(655,926)	(6,525)	(65,956)	(3,845)	(42,978)

I-3	(474)	(5,361)	(991)	(11,292)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(11,987)	(134,179)	(19,336)	(220,633)	(1,683)	(17,118)	(5,827)	(67,120)

Class C	(1,625)	(18,201)	(3,828)	(43,718)	(181)	(1,872)	(93)	(1,008)

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(76,032)	$(853,586)	50,531	$577,020	73,491	$777,277	26,265	$272,962

212	PIMCO BOND FUNDS

March 31, 2022

PIMCO Long-Term U.S. Government Fund						PIMCO Moderate Duration Fund				PIMCO Mortgage-Backed Securities Fund

Year Ended 03/31/2022				Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

Shares		Amount		Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

111,464		$622,348		181,361	$1,335,516	32,057	$334,265	32,803	$351,867	6,256	$66,554	4,778	$51,218

12,138		64,554		12,845	92,194	339	3,545	676	7,226	597	6,350	2,144	23,002

N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	127	1,351	479	5,139

32	(a)	174	(a)	360	2,839	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

3,566		19,551		7,240	52,282	N/A	N/A	N/A	N/A	332	3,526	1,917	20,601

811		4,268		1,011	7,638	N/A	N/A	N/A	N/A	37	386	156	1,682

N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

7,904		42,546		18,212	112,035	1,706	17,644	5,608	59,962	345	3,652	293	3,152

749		4,034		3,135	19,212	5	47	22	232	51	545	63	681

N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	10	105	7	71

72	(a)	390	(a)	359	2,197	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

888		4,782		4,118	25,184	N/A	N/A	N/A	N/A	64	677	76	821

131		707		741	4,512	N/A	N/A	N/A	N/A	3	34	19	203

N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(123,156)		(663,503)		(141,912)	(1,096,046)	(29,516)	(304,658)	(37,965)	(409,168)	(4,219)	(44,657)	(3,504)	(37,538)

(14,629)		(79,030)		(13,394)	(95,106)	(243)	(2,529)	(817)	(8,760)	(1,544)	(16,419)	(1,184)	(12,732)

N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	(307)	(3,211)	(52)	(568)

(1,383	)(a)	(6,877	)(a)	(903)	(6,338)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(7,007)		(37,651)		(9,808)	(65,394)	N/A	N/A	N/A	N/A	(942)	(10,045)	(1,674)	(18,021)

(822)		(4,462)		(2,037)	(13,616)	N/A	N/A	N/A	N/A	(1,132)	(12,143)	(177)	(1,905)

N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(9,242)		$(28,169)		61,328	$377,109	4,348	$48,314	327	$1,359	(322)	$(3,295)	3,341	$35,806

ANNUAL REPORT	|	MARCH 31, 2022	213

Notes to Financial Statements	(Cont.)

	PIMCO Mortgage Opportunities and Bond Fund				PIMCO Strategic Bond Fund

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	223,764	$2,432,337	274,436	$2,976,571	3,550	$38,835	3,368	$36,621

I-2	112,553	1,214,267	79,440	865,417	4,174	45,570	3,804	41,188

I-3	3,959	42,882	3,095	33,788	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	9,205	99,616	8,784	95,813	579	6,337	934	10,138

Class C	783	8,476	706	7,701	76	813	161	1,742

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	17,892	193,988	16,176	176,362	81	883	88	950

I-2	4,424	47,921	3,310	36,101	40	431	51	553

I-3	189	2,047	132	1,435	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	515	5,578	556	6,062	17	180	32	342

Class C	72	777	87	946	0	1	3	29

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(215,526)	(2,338,475)	(193,170)	(2,089,138)	(2,416)	(26,315)	(1,665)	(17,858)

I-2	(63,787)	(689,773)	(44,268)	(478,801)	(4,763)	(51,850)	(3,083)	(33,046)

I-3	(1,667)	(18,059)	(2,878)	(31,182)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(7,627)	(82,920)	(8,452)	(91,986)	(930)	(10,141)	(789)	(8,536)

Class C	(833)	(9,036)	(1,216)	(13,247)	(133)	(1,447)	(231)	(2,509)

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	83,916	$909,626	136,738	$1,495,842	275	$3,297	2,673	$29,614

214	PIMCO BOND FUNDS

March 31, 2022

PIMCO Total Return Fund II						PIMCO Total Return Fund IV				PIMCO Total Return ESG Fund

Year Ended 03/31/2022				Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

Shares		Amount		Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

17,278		$165,568		19,250	$194,913	4,486	$49,337	8,785	$98,404	80,572	$742,521	76,168	$736,168

322		3,050		1,189	12,015	N/A	N/A	N/A	N/A	20,146	187,652	21,076	203,581

N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

23	(a)	221	(a)	351	3,597	N/A	N/A	N/A	N/A	868	8,080	1,288	12,514

N/A		N/A		N/A	N/A	96	1,059	485	5,414	2,592	24,358	961	9,306

N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	64	586	61	586

N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

829		7,915		3,471	34,477	613	6,728	812	9,084	5,898	54,680	6,571	63,402

14		131		83	820	N/A	N/A	N/A	N/A	1,215	11,261	1,246	12,020

N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

2	(a)	23	(a)	26	265	N/A	N/A	N/A	N/A	66	608	91	880

N/A		N/A		N/A	N/A	23	247	26	296	37	342	14	139

N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	1	13	1	9

N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(13,609)		(129,670)		(14,674)	(148,499)	(15,357)	(169,642)	(6,903)	(77,222)	(38,961)	(358,959)	(23,573)	(227,184)

(677)		(6,369)		(470)	(4,567)	N/A	N/A	N/A	N/A	(10,306)	(94,743)	(9,616)	(93,442)

N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(277	)(a)	(2,557	)(a)	(1,307)	(13,458)	N/A	N/A	N/A	N/A	(618)	(5,751)	(3,094)	(29,890)

N/A		N/A		N/A	N/A	(292)	(3,182)	(383)	(4,268)	(1,666)	(15,704)	(98)	(938)

N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	(23)	(209)	(7)	(62)

N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

3,905		$38,312		7,919	$79,563	(10,431)	$(115,453)	2,822	$31,708	59,885	$554,735	71,089	$687,089

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Administrative Class Shares liquidated at the close of business on March 18, 2022.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Extended Duration Fund	0	2	0%	42%

PIMCO Long Duration Total Return Fund	1	0	10%	0%

PIMCO Long-Term U.S. Government Fund	0	2	0%	36%

PIMCO Mortgage-Backed Securities Fund	1	0	17%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

ANNUAL REPORT	|	MARCH 31, 2022	215

Notes to Financial Statements	(Cont.)

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Dynamic Bond Fund	$101,840	$0	$(160,043)	$(332)	$(495,839)	$0	$0	$(554,374)

PIMCO Extended Duration Fund	111	0	(85,450)	0	(23,396)	0	0	(108,735)

PIMCO GNMA and Government Securities Fund	1,036	0	(38,446)	(415)	(81,032)	0	0	(118,857)

PIMCO Long Duration Total Return Fund	7,170	0	(333,892)	(373)	(118,981)	0	0	(446,076)

PIMCO Long-Term U.S. Government Fund	7,459	0	(95,023)	(33)	(215,034)	0	0	(302,631)

PIMCO Moderate Duration Fund	0	0	(36,547)	(212)	(40,520)	0	(785)	(78,064)

PIMCO Mortgage-Backed Securities Fund	640	0	(3,284)	(8)	(17,353)	0	0	(20,005)

PIMCO Mortgage Opportunities and Bond Fund	37,296	0	(319,625)	(2,169)	(79,405)	0	0	(363,903)

PIMCO Strategic Bond Fund	2,614	0	(1,845)	(4)	(4,739)	0	0	(3,974)

PIMCO Total Return Fund II	0	0	(31,066)	(142)	(16,468)	0	0	(47,676)

PIMCO Total Return Fund IV	1,883	0	(18,454)	(5)	(6,553)	0	0	(23,129)

PIMCO Total Return ESG Fund	8,740	0	(189,050)	(229)	0	(7,333)	0	(187,872)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, passive foreign investment companies (PFICs), straddle loss deferrals, partnerships, hyperinflationary investments, and interest accrued on defaulted securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

216	PIMCO BOND FUNDS

March 31, 2022

As of March 31, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Dynamic Bond Fund	$420,849	$74,990

PIMCO Extended Duration Fund	2,184	21,212

PIMCO GNMA and Government Securities Fund	37,341	43,691

PIMCO Long Duration Total Return Fund	105,791	13,190

PIMCO Long-Term U.S. Government Fund*	83,564	131,470

PIMCO Moderate Duration Fund	16,419	24,101

PIMCO Mortgage-Backed Securities Fund	3,516	13,837

PIMCO Mortgage Opportunities and Bond Fund	0	79,405

PIMCO Strategic Bond Fund	4,135	604

PIMCO Total Return Fund II	10,740	5,728

PIMCO Total Return Fund IV	1,652	4,901

PIMCO Total Return ESG Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Dynamic Bond Fund	$3,750,774	$160,980	$(321,828)	$(160,848)

PIMCO Extended Duration Fund	1,373,885	65,230	(150,179)	(84,949)

PIMCO GNMA and Government Securities Fund	1,934,393	75,789	(114,231)	(38,442)

PIMCO Long Duration Total Return Fund	5,722,767	185,673	(519,547)	(333,874)

PIMCO Long-Term U.S. Government Fund	857,013	18,519	(113,081)	(94,562)

PIMCO Moderate Duration Fund	1,414,243	34,742	(70,548)	(35,806)

PIMCO Mortgage-Backed Securities Fund	299,964	11,348	(14,591)	(3,243)

PIMCO Mortgage Opportunities and Bond Fund	10,375,652	827,452	(1,146,842)	(319,390)

PIMCO Strategic Bond Fund	135,776	6,529	(8,378)	(1,849)

PIMCO Total Return Fund II	795,345	3,650	(34,653)	(31,003)

PIMCO Total Return Fund IV	420,389	4,808	(23,196)	(18,388)

PIMCO Total Return ESG Fund	3,542,035	37,678	(226,651)	(188,973)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, passive foreign investment companies (PFICs), straddle loss deferrals, partnerships, hyperinflationary investments, and interest accrued on defaulted securities.

ANNUAL REPORT	|	MARCH 31, 2022	217

Notes to Financial Statements	(Cont.)	March 31, 2022

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2022			March 31, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Dynamic Bond Fund	$73,326	$0	$0	$110,056	$0	$0

PIMCO Extended Duration Fund	25,323	169,799	0	38,620	152,001	0

PIMCO GNMA and Government Securities Fund	34,988	0	0	39,393	0	0

PIMCO Long Duration Total Return Fund	170,851	86,174	0	433,325	0	0

PIMCO Long-Term U.S. Government Fund	13,442	40,473	0	46,346	124,000	0

PIMCO Moderate Duration Fund	18,760	0	1,472	46,411	20,338	0

PIMCO Mortgage-Backed Securities Fund	5,133	0	0	5,038	0	0

PIMCO Mortgage Opportunities and Bond Fund	275,011	0	0	241,819	0	0

PIMCO Strategic Bond Fund	1,517	0	0	1,905	0	0

PIMCO Total Return Fund II	9,547	0	56	30,943	9,267	405

PIMCO Total Return Fund IV	6,977	0	0	4,972	0	4,412

PIMCO Total Return ESG Fund	54,359	16,091	0	67,371	13,202	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

218	PIMCO BOND FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Dynamic Bond Fund, PIMCO Extended Duration Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Strategic Bond Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund IV and PIMCO Total Return ESG Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Dynamic Bond Fund, PIMCO Extended Duration Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Strategic Bond Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund IV and PIMCO Total Return ESG Fund (twelve of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of cash flows for PIMCO Extended Duration Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund and PIMCO Mortgage Opportunities and Bond Fund for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations and each of the cash flows for PIMCO Extended Duration Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund and PIMCO Mortgage Opportunities and Bond Fund for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	|	MARCH 31, 2022	219

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.

BOO	BoA Securities, Inc (Repo Only)	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BPG	BNP Paribas Securities Corp.	GRE	NatWest Markets Securities Inc.	RDR	RBC Capital Markets LLC

BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co. LLC	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BSH	Banco Santander S.A. - New York Branch	HUS	HSBC Bank USA N.A.	SGY	Societe Generale, NY

BSN	The Bank of Nova Scotia - Toronto	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

CIB	Canadian Imperial Bank of Commerce	JPS	J.P. Morgan Securities LLC	TDL	Toronto Dominion Bank London

DBL	Deutsche Bank AG London	MBC	HSBC Bank Plc	TOR	The Toronto-Dominion Bank

DEU	Deutsche Bank Securities, Inc.	MSC	Morgan Stanley & Co. LLC.	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NZD	New Zealand Dollar

AUD	Australian Dollar	HKD	Hong Kong Dollar	PEN	Peruvian New Sol

BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty

CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble

CLP	Chilean Peso	INR	Indian Rupee	SEK	Swedish Krona

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht

COP	Colombian Peso	KRW	South Korean Won	TWD	Taiwanese Dollar

DKK	Danish Krone	MXN	Mexican Peso	USD (or $)	United States Dollar

EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index	SOFR	Secured Overnight Financing Rate

BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	SOFRINDX	Secured Overnight Financing Rate Index

BBSW3M	3 Month Bank Bill Swap Rate	FN	UK Natural Gas	SONIA3M IR	Sterling Overnight Index Average 3 Month Index Rate

BP0003M	3 Month GBP-LIBOR	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SONIO	Sterling Overnight Interbank Average Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR03M	3 Month USD-LIBOR	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	MTGEFNCL	FNMA 30-Year Coupon Index	US0003M	ICE 3-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	MUTKCALM	Tokyo Overnight Average Rate	USSW10	10 Year USSW Rate

Municipal Bond or Agency Abbreviations:

NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TBA	To-Be-Announced

BABs	Build America Bonds	DAC	Designated Activity Company	TBD	To-Be-Determined

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

BBSW	Bank Bill Swap Reference Rate	KORIBOR	Korea Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CBO	Collateralized Bond Obligation	OIS	Overnight Index Swap	USSW	USD Swap Spread (Semiannual Fixed Rate vs. 3-Month LIBOR)

CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind

220	PIMCO BOND FUNDS

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends

PIMCO Dynamic Bond Fund	1.31%	1.56%	$73,326	$0	$115,148

PIMCO Extended Duration Fund	0%	0%	25,121	0	27,275

PIMCO GNMA and Government Securities Fund	0%	0%	34,988	0	30,875

PIMCO Long Duration Total Return Fund	0%	1.43%	137,823	33,001	132,139

PIMCO Long-Term U.S. Government Fund	0%	0%	13,414	0	13,930

PIMCO Moderate Duration Fund	4.01%	4.01%	17,075	0	19,003

PIMCO Mortgage-Backed Securities Fund	0%	0%	5,133	0	4,467

PIMCO Mortgage Opportunities and Bond Fund	0%	0%	275,011	0	138,825

PIMCO Strategic Bond Fund	0%	0%	1,517	0	2,076

PIMCO Total Return Fund II	0%	0%	9,547	0	8,638

PIMCO Total Return Fund IV	0%	0%	6,977	0	5,973

PIMCO Total Return ESG Fund	0%	0%	51,349	3,000	47,527

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

ANNUAL REPORT	|	MARCH 31, 2022	221

Federal Income Tax Information	(Cont.)	(Unaudited)

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Dynamic Bond Fund	0%

PIMCO Extended Duration Fund	0%

PIMCO GNMA and Government Securities Fund	0%

PIMCO Long Duration Total Return Fund	0%

PIMCO Long-Term U.S. Government Fund	0%

PIMCO Moderate Duration Fund	0%

PIMCO Mortgage-Backed Securities Fund	0%

PIMCO Mortgage Opportunities and Bond Fund	0%

PIMCO Strategic Bond Fund	0%

PIMCO Total Return Fund II	0%

PIMCO Total Return Fund IV	0%

PIMCO Total Return ESG Fund	0%

222	PIMCO BOND FUNDS

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
(1)	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
(†)	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2021	223

Management of the Trust	(Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
(†)

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

(**)	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(***)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

224	PIMCO BOND FUNDS

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	MARCH 31, 2022	225

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31,

2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

226	PIMCO BOND FUNDS

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Mortgage Opportunities and Bond Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2021	$0.0303	$0.0000	$0.0000	$0.0303

November 2021	$0.0291	$0.0000	$0.0000	$0.0291

December 2021	$0.0319	$0.0000	$0.0000	$0.0319

January 2022	$0.0279	$0.0000	$0.0000	$0.0279

February 2022	$0.0309	$0.0000	$0.0000	$0.0309

March 2022	$0.0340	$0.0000	$0.0000	$0.0340

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2021	$0.0294	$0.0000	$0.0000	$0.0294

November 2021	$0.0282	$0.0000	$0.0000	$0.0282

December 2021	$0.0309	$0.0000	$0.0000	$0.0309

January 2022	$0.0271	$0.0000	$0.0000	$0.0271

February 2022	$0.0301	$0.0000	$0.0000	$0.0301

March 2022	$0.0331	$0.0000	$0.0000	$0.0331

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2021	$0.0289	$0.0000	$0.0000	$0.0289

November 2021	$0.0278	$0.0000	$0.0000	$0.0278

December 2021	$0.0304	$0.0000	$0.0000	$0.0304

January 2022	$0.0266	$0.0000	$0.0000	$0.0266

February 2022	$0.0297	$0.0000	$0.0000	$0.0297

March 2022	$0.0326	$0.0000	$0.0000	$0.0326

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2021	$0.0266	$0.0000	$0.0000	$0.0266

November 2021	$0.0255	$0.0000	$0.0000	$0.0255

December 2021	$0.0280	$0.0000	$0.0000	$0.0280

January 2022	$0.0245	$0.0000	$0.0000	$0.0245

February 2022	$0.0276	$0.0000	$0.0000	$0.0276

March 2022	$0.0303	$0.0000	$0.0000	$0.0303

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2021	$0.0196	$0.0000	$0.0000	$0.0196

November 2021	$0.0188	$0.0000	$0.0000	$0.0188

December 2021	$0.0206	$0.0000	$0.0000	$0.0206

January 2022	$0.0180	$0.0000	$0.0000	$0.0180

February 2022	$0.0214	$0.0000	$0.0000	$0.0214

March 2022	$0.0236	$0.0000	$0.0000	$0.0236

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	|	MARCH 31, 2022	227

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3002AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

Credit Bond Funds

PIMCO Credit Opportunities Bond Fund

PIMCO Diversified Income Fund

PIMCO ESG Income Fund

PIMCO High Yield Spectrum Fund

PIMCO Long-Term Credit Bond Fund

PIMCO Low Duration Credit Fund

PIMCO Low Duration Income Fund

PIMCO Preferred and Capital Securities Fund

(1) Consolidated Schedule of Investments

(a)	Prior to May 3, 2021, the PIMCO Low Duration Credit Fund was named the PIMCO Senior Floating Rate Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

2	PIMCO CREDIT BOND FUNDS

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2022	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO ESG Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Bond Fund, PIMCO Low Duration Credit Fund, PIMCO Low Duration Income Fund and PIMCO Preferred and Capital Securities Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured

4	PIMCO CREDIT BOND FUNDS

Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

In February 2022, Russia launched an invasion of Ukraine resulting in sanctions imposed upon various Russian entities and persons. A Fund may invest in securities and instruments that are economically tied to Russia. Such investments may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The reductions in liquidity in investments tied to Russia may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments tied to Russia that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C and Class C-2 shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class C-2 if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class C-2 shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class C-2	Diversification Status
PIMCO Credit Opportunities Bond Fund	08/31/11	08/31/11	08/31/11	—	—	08/31/11	08/31/11	—	Diversified
PIMCO Diversified Income Fund	07/31/03	07/31/03	04/30/08	04/27/18	10/29/04	07/31/03	07/31/03	—	Diversified
PIMCO ESG Income Fund	09/30/20	09/30/20	09/30/20	09/30/20	—	09/30/20	09/30/20	—	Diversified
PIMCO High Yield Spectrum Fund	09/15/10	09/15/10	09/15/10	04/27/18	—	09/15/10	09/15/10	—	Diversified
PIMCO Long-Term Credit Bond Fund	03/31/09	03/31/09	02/29/12	—	—	—	—	—	Diversified
PIMCO Low Duration Credit Fund	04/29/11	04/29/11	04/29/11	—	—	04/29/11	04/29/11	—	Diversified
PIMCO Low Duration Income Fund	07/30/04	07/30/04	04/30/08	04/27/18	—	07/30/04	09/30/04	10/21/20	Diversified
PIMCO Preferred and Capital Securities Fund	04/13/15	04/13/15	04/13/15	04/27/18	—	04/13/15	08/23/19	—	Diversified

ANNUAL REPORT	|	MARCH 31, 2022	5

Important Information About the Funds	(Cont.)

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

6	PIMCO CREDIT BOND FUNDS

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

ANNUAL REPORT	|	MARCH 31, 2022	7

PIMCO Credit Opportunities Bond Fund

Institutional Class - PCARX	Class A - PZCRX
I-2 - PPCRX	Class C - PCCRX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Short-Term Instruments‡	34.1%

Corporate Bonds & Notes	32.8%

Loan Participations and Assignments	21.7%

Asset-Backed Securities	4.7%

Non-Agency Mortgage-Backed Securities	3.2%

Sovereign Issues	2.3%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (08/31/11)
PIMCO Credit Opportunities Bond Fund Institutional Class	(1.30)%	2.85%	3.23%	3.26%
PIMCO Credit Opportunities Bond Fund I-2	(1.39)%	2.74%	3.11%	3.15%
PIMCO Credit Opportunities Bond Fund Class A	(1.74)%	2.44%	2.81%	2.84%
PIMCO Credit Opportunities Bond Fund Class A (adjusted)	(5.43)%	1.66%	2.42%	2.47%
PIMCO Credit Opportunities Bond Fund Class C	(2.46)%	1.67%	2.04%	2.07%
PIMCO Credit Opportunities Bond Fund Class C (adjusted)	(3.41)%	1.67%	2.04%	2.07%
3 Month USD LIBOR	0.18%	1.37%	0.89%	0.86%
Lipper Absolute Return Bond Funds Average	(2.93)%	2.13%	2.43%	2.51%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.90% for Institutional Class shares, 1.00% for I-2 shares, 1.30% for Class A shares, and 2.05% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Credit Opportunities Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Security selection, industry and sector allocation, and management of market risk within and across credit and corporate markets are expected to be the main drivers of returns over time. “Fixed Income Instruments” include bonds, debt securities, bank loans and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to non-agency residential mortgage-backed securities contributed to performance, as the sector posted positive absolute returns.

»	There were no other material contributors for this Fund.

»	Long exposure to the financials sector detracted from performance, as the sector posted negative absolute returns.

»	Long exposure to the gaming sector detracted performance, as the sector posted negative absolute returns.

»	Long exposure to the integrated oil sector detracted performance, as the sector posted negative absolute returns.

8	PIMCO CREDIT BOND FUNDS

PIMCO Diversified Income Fund

Institutional Class - PDIIX	Administrative Class - PDAAX
I-2 - PDVPX	Class A - PDVAX
I-3 - PDNIX	Class C - PDICX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Corporate Bonds & Notes	51.3%

Sovereign Issues	14.6%

U.S. Treasury Obligations	9.5%

Short-Term Instruments‡	7.3%

Loan Participations and Assignments	4.5%

Others	12.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (07/31/03)
PIMCO Diversified Income Fund Institutional Class	(4.37)%	3.14%	4.24%	6.18%
PIMCO Diversified Income Fund I-2	(4.47)%	3.04%	4.14%	6.07%
PIMCO Diversified Income Fund I-3	(4.51)%	2.99%	4.09%	6.02%
PIMCO Diversified Income Fund Administrative Class	(4.61)%	2.89%	3.98%	5.91%
PIMCO Diversified Income Fund Class A	(4.75)%	2.73%	3.83%	5.75%
PIMCO Diversified Income Fund Class A (adjusted)	(8.32)%	1.95%	3.43%	5.54%
PIMCO Diversified Income Fund Class C	(5.46)%	1.97%	3.05%	4.97%
PIMCO Diversified Income Fund Class C (adjusted)	(6.39)%	1.97%	3.05%	4.97%
Bloomberg Global Credit Hedged USD Index	(4.53)%	2.99%	3.85%	4.77%
1/3 each — Bloomberg Global Aggregate Credit ex Emerging Markets, USD Hedged; ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	(3.81)%	3.11%	4.33%	6.01%
Lipper Multi-Sector Income Funds Average	(2.19)%	2.89%	3.51%	5.06%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.77% for Institutional Class shares, 0.87% for I-2 shares, 0.97% for I-3 shares, 1.02% for Administrative Class shares, 1.17% for Class A shares, and 1.92% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Diversified Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to equities of companies that were recently restructured contributed to performance, as the names held had a positive return.

»	Exposure to non-agency residential mortgage-backed securities contributed to performance, as the sector had a positive return.

»	Underweight exposure to European duration contributed to performance, as rates rose.

»	Select exposure to Russian quasi-sovereign bonds detracted from performance, as spreads widened.

»	Underweight exposure to the high yield energy sector detracted from performance, as the sector outperformed the broader high yield market.

ANNUAL REPORT	|	MARCH 31, 2022	9

PIMCO ESG Income Fund

Institutional Class - PEGIX	Class A - PEGAX
I-2 - PEGPX	Class C - PEGBX
I-3 - PEGQX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Corporate Bonds & Notes	40.3%

Short-Term Instruments	20.7%

Non-Agency Mortgage-Backed Securities	19.8%

Asset-Backed Securities	11.4%

U.S. Treasury Obligations	3.2%

U.S. Government Agencies	2.6%

Sovereign Issues	1.7%

Preferred Securities	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	Fund Inception (09/30/20)
PIMCO ESG Income Fund Institutional Class	(0.09)%	2.87%
PIMCO ESG Income Fund I-2	(0.19)%	2.77%
PIMCO ESG Income Fund I-3	(0.24)%	2.72%
PIMCO ESG Income Fund Class A	(0.49)%	2.47%
PIMCO ESG Income Fund Class A (adjusted)	(4.19)%	(0.12)%
PIMCO ESG Income Fund Class C	(1.24)%	1.70%
PIMCO ESG Income Fund Class C (adjusted)	(2.21)%	1.70%
Bloomberg U.S. Aggregate Index	(4.15)%	(4.57)%
Lipper Multi-Sector Income Funds Average	(2.19)%	(2.19)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.52% for Institutional Class shares, 0.62% for I-2 shares, 0.72% for I-3 shares, 0.92% for Class A shares, and 1.67% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

The PIMCO ESG Income Fund seeks to maximize current income, while incorporating PIMCO’s ESG investment strategy, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies (i.e. the Fund will favor certain investments that offer consistent and high levels of income). The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacturing of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. However, green labeled bonds from issuers involved in fossil fuel-related sectors may be permitted. Labeled green bonds are those issues with proceeds specifically earmarked to be used for climate and environmental projects. Labeled green bonds are often verified by a third party, which certifies that the bond will fund projects that include environmental benefits. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to non-agency mortgage-backed securities (“MBS”) contributed to performance, as prices for these securities appreciated.

»	Long exposure to a basket of emerging market currencies contributed to performance, as these currencies appreciated versus the U.S. dollar.

»	Duration strategies across non-U.S. developed markets contributed to performance, through curve positioning.

»	Long exposure to U.S. duration detracted from performance, as interest rates rose.

»	Long exposure to agency MBS detracted from performance, as spreads widened.

»	Long exposure to select emerging market local debt detracted from performance, as interest rates rose.

10	PIMCO CREDIT BOND FUNDS

PIMCO High Yield Spectrum Fund

Institutional Class - PHSIX	Class A - PHSAX
I-2 - PHSPX	Class C - PHSCX
I-3 - PHFNX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Corporate Bonds & Notes	90.1%

Short-Term Instruments‡	5.5%

Preferred Securities	1.5%

Common Stocks	1.3%

Sovereign issues	0.7%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (09/15/10)
PIMCO High Yield Spectrum Fund Institutional Class	(0.59)%	4.60%	5.88%	6.41%
PIMCO High Yield Spectrum Fund I-2	(0.69)%	4.49%	5.78%	6.30%
PIMCO High Yield Spectrum Fund I-3	(0.74)%	4.45%	5.73%	6.25%
PIMCO High Yield Spectrum Fund Class A	(0.93)%	4.23%	5.52%	6.03%
PIMCO High Yield Spectrum Fund Class A (adjusted)	(4.64)%	3.43%	5.12%	5.68%
PIMCO High Yield Spectrum Fund Class C	(1.67)%	3.46%	4.73%	5.25%
PIMCO High Yield Spectrum Fund Class C (adjusted)	(2.62)%	3.46%	4.73%	5.25%
ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index	(0.67)%	4.61%	5.99%	6.40%
Lipper Global High Yield Funds Average	(1.65)%	3.43%	4.52%	4.83%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 09/30/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.62% for Institutional Class shares, 0.72% for I-2 shares, 0.82% for I-3 shares, 0.97% for Class A shares, and 1.72% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Spectrum Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in high yield investments (“junk bonds”), which may be represented by convertibles, warrants, forwards or derivatives such as swap agreements. High yield investments include securities (i) rated below investment grade by each of Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index (the “Benchmark”). The Fund may invest, without limitation, in Fixed Income Instruments and other securities of any rating below investment grade as rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the energy sector contributed to performance, as the Fund’s energy positions outperformed the broader sector.

»	Security selection in the chemicals sector contributed to performance, as the Fund’s chemicals positions outperformed the broader sector.

»	Security selection in the consumer non-cyclical sector contributed to performance, as the Fund’s consumer non-cyclical positions outperformed the broader sector.

»	Security selection in the banking sector detracted from performance, as the Fund’s banking positions underperformed the broader sector.

»	Security selection in the gaming and lodging sector detracted from performance, as the Fund’s gaming and lodging positions underperformed the broader sector.

»	Security selection in the aerospace and defense sector detracted from performance, as the Fund’s aerospace and defense positions underperformed the broader sector.

ANNUAL REPORT	|	MARCH 31, 2022	11

PIMCO Long-Term Credit Bond Fund

Institutional Class - PTCIX
I-2 - PLCPX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Corporate Bonds & Notes	62.1%

U.S. Treasury Obligations	23.3%

Preferred Securities	5.0%

Loan Participations and Assignments	4.0%

Sovereign issues	2.7%

Municipal Bonds & Notes	1.6%

Asset-Backed Securities	0.5%

U.S. Government Agencies	0.4%

Non-Agency Mortgage-Backed Securities	0.3%

Short-Term Instruments‡	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (03/31/09)
PIMCO Long-Term Credit Bond Fund Institutional Class	(4.81)%	4.98%	6.25%	8.86%
PIMCO Long-Term Credit Bond Fund I-2	(4.90)%	4.88%	6.15%	8.76%
Bloomberg U.S. Long Credit Index	(4.24)%	4.77%	5.07%	7.91%
Lipper General Bond Funds Average	(3.24)%	3.13%	3.89%	6.05%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.59% for Institutional Class shares, and 0.69% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term Credit Bond Fund seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the financials sector contributed to performance, as the sector outperformed the broader investment grade market.

»	Underweight exposure to the healthcare sector contributed to performance, as the sector underperformed the broader investment grade market.

»	Overweight exposure to the manufacturing sector contributed to performance, as the sector outperformed the broader investment grade market.

»	Tactical exposure to emerging markets detracted from performance, as spreads widened.

»	Tactical exposure to agency mortgage-backed securities detracted from performance, as spreads widened.

12	PIMCO CREDIT BOND FUNDS

PIMCO Low Duration Credit Fund

Institutional Class - PSRIX	Class A - PSRZX
I-2 - PSRPX	Class C - PSRWX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Loan Participations and Assignments	59.2%

Corporate Bonds & Notes	34.2%

Short-Term Instruments‡	6.6%

Other	0.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (04/29/11)
PIMCO Low Duration Credit Fund Institutional Class	1.74%	2.44%	3.11%	3.13%
PIMCO Low Duration Credit Fund I-2	1.64%	2.33%	3.01%	3.03%
PIMCO Low Duration Credit Fund Class A	1.43%	2.13%	2.80%	2.83%
PIMCO Low Duration Credit Fund Class A (adjusted)	(0.80)%	1.66%	2.41%	2.47%
PIMCO Low Duration Credit Fund Class C	0.68%	1.37%	2.04%	2.07%
PIMCO Low Duration Credit Fund Class C (adjusted)	(0.30)%	1.37%	2.04%	2.07%
50% ICE BofAML 1-5 Year US High Yield Constrained Index and 50% J.P. Morgan Leveraged Loan Index	2.48%	4.27%	4.89%	4.77%
J.P. Morgan BB/B Leveraged Loan Index	3.24%	3.97%	4.24%	4.11%
Lipper Loan Participation Funds Average	2.34%	2.93%	3.36%	3.21%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Effective May 3, 2021, the Fund’s broad-based securities market index is a blend of 50% ICE BofAML 1-5 Year US High Yield Constrained Index and 50% J.P. Morgan Leveraged Loan Index. The Fund’s new broad-based securities market index was selected as its use is more closely aligned with the Fund’s principal investment strategies. Prior to May 3, 2021, the Fund’s broad-based securities market index was the J.P. Morgan BB/B Leveraged Loan Index. Effective May 3, 2021, certain changes were made to the Fund’s principal investment strategies. The Fund’s performance information prior to May 3, 2021 relates only to the Fund’s former principal investment strategies.

♦ Average annual total return since 04/30/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.73% for Institutional Class shares, 0.83% for I-2 shares, 1.03% for Class A shares, and 1.78% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Credit Fund seeks a high level of current income, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bank loans (including, among others, covenant-lite obligations), bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the telecommunications sector contributed to performance, as the sector underperformed the broader market.

»	Underweight exposure to the utilities sector contributed to performance, as the sector underperformed the broader market.

»	Security selection in the energy sector excluding pipelines contributed to performance, as the Fund’s energy positions excluding pipelines outperformed the broader sector.

»	Security selection in the media sector detracted from performance, as the Fund’s media positions underperformed the broader sector.

»	Security selection in the aerospace and defense sector detracted from performance, as the Fund’s aerospace and defense positions underperformed the broader sector.

»	Security selection in the gaming sector detracted from performance, as the Fund’s gaming positions underperformed the broader sector.

ANNUAL REPORT	|	MARCH 31, 2022	13

PIMCO Low Duration Income Fund

Institutional Class - PFIIX	Class A - PFIAX
I-2 - PFTPX	Class C - PFNCX
I-3 - PFNIX	Class C-2 - PLDCX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Short-Term Instruments‡	21.5%

Corporate Bonds & Notes	21.4%

U.S. Government Agencies	18.8%

Non-Agency Mortgage-Backed Securities	15.1%

Asset-Backed Securities	7.3%

Loan Participations and Assignments	6.2%

U.S. Treasury Obligations	6.0%

Sovereign Issues	2.4%

Other	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (07/30/04)
PIMCO Low Duration Income Fund Institutional Class	(1.53)%	3.10%	3.60%	3.63%
PIMCO Low Duration Income Fund I-2	(1.63)%	3.00%	3.50%	3.53%
PIMCO Low Duration Income Fund I-3	(1.68)%	2.95%	3.48%	3.53%
PIMCO Low Duration Income Fund Class A	(1.92)%	2.69%	3.19%	3.21%
PIMCO Low Duration Income Fund Class A (adjusted)	(4.13)%	2.24%	2.95%	3.08%
PIMCO Low Duration Income Fund Class C	(2.22)%	2.39%	2.88%	2.90%
PIMCO Low Duration Income Fund Class C (adjusted)	(3.17)%	2.39%	2.88%	2.90%
PIMCO Low Duration Income Fund Class C-2	(2.41)%	2.16%	2.68%	2.72%
PIMCO Low Duration Income Fund Class C-2 (adjusted)	(3.37)%	2.16%	2.68%	2.72%
Bloomberg U.S. Aggregate 1-3 Years Index	(2.91)%	1.21%	1.08%	2.19%♦
Lipper Short Investment Grade Debt Funds Average	(2.58)%	1.47%	1.38%	2.17%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 07/31/2004.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares, 1.00% CDSC on Class C and Class C-2 shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.54% for Institutional Class shares, 0.64% for I-2 shares, 0.74% for I-3 shares, 0.94% for Class A shares, 1.24% for Class C shares and 1.44% for Class C-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to high yield corporate credit contributed to performance, through carry and prudent security selection.

»	Long exposure to a basket of emerging market currencies contributed to performance, as these currencies appreciated versus the U.S. dollar.

»	Long exposure to non-agency mortgage backed securities contributed to performance, as prices for these securities appreciated.

»	Long exposure to U.S. duration detracted from performance, as interest rates rose.

»	Long exposure to emerging market external debt detracted from performance, as spreads widened in select markets.

»	Long exposure to emerging market local debt detracted from performance, as interest rates rose.

14	PIMCO CREDIT BOND FUNDS

PIMCO Preferred and Capital Securities Fund

Institutional Class - PFINX	Class A - PFANX
I-2 - PFPNX	Class C - PFCJX
I-3 - PFNNX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Corporate Bonds & Notes	50.5%

Preferred Securities	39.1%

Short-Term Instruments‡	7.9%

Common Stocks	2.4%

Loan Participations and Assignments	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	Fund Inception (04/13/15)
PIMCO Preferred and Capital Securities Fund Institutional Class	(2.40)%	5.72%	5.93%
PIMCO Preferred and Capital Securities Fund I-2	(2.49)%	5.61%	5.82%
PIMCO Preferred and Capital Securities Fund I-3	(2.65)%	5.55%	5.76%
PIMCO Preferred and Capital Securities Fund Class A	(2.82)%	5.33%	5.55%
PIMCO Preferred and Capital Securities Fund Class A (adjusted)	(6.46)%	4.53%	4.97%
PIMCO Preferred and Capital Securities Fund Class C	(3.56)%	4.57%	4.78%
PIMCO Preferred and Capital Securities Fund Class C (adjusted)	(4.48)%	4.57%	4.78%
70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index and 30% ICE BofAML Contingent Capital Index	(2.53)%	5.08%	5.31%
Lipper Flexible Income Funds Average	(1.29)%	4.03%	4.10%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/2015.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 0.91% for Institutional Class shares, 1.01% for I-2 shares, 1.11% for I-3 shares, 1.26% for Class A shares, and 2.01% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Preferred and Capital Securities Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of preferred securities and Capital Securities. “Capital Securities” include securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) that can be used to satisfy their regulatory capital requirements. Capital Securities may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund will invest under normal circumstances at least 25% of its net assets in preferred securities. Assets not invested in preferred securities or Capital Securities may be invested in other types of Fixed Income Instruments, including derivative Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positive exposure to intermediate portions of the U.S. yield curve detracted from performance, as rates increased.

»	Exposure to Russian tier 2 (“T2”) contingent capital securities detracted from performance, as the sector generated negative returns.

»	Exposure to T2 securities detracted from performance, as spreads in the sector widened.

»	Exposure to the additional tier 1 securities sector contributed to performance, as carry for the sector was positive.

»	Exposure to the U.S. financial equities sector contributed to performance, as the sector generated positive returns.

ANNUAL REPORT	|	MARCH 31, 2022	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Credit Opportunities Bond Fund
Institutional Class	$1,000.00	$972.10	$4.43	$1,000.00	$1,020.44	$4.53	0.90%
I-2	1,000.00	971.50	4.92	1,000.00	1,019.95	5.04	1.00
Class A	1,000.00	969.30	6.38	1,000.00	1,018.45	6.54	1.30
Class C	1,000.00	966.10	10.05	1,000.00	1,014.71	10.30	2.05

PIMCO Diversified Income Fund
Institutional Class	$1,000.00	$929.40	$3.61	$1,000.00	$1,021.19	$3.78	0.75%
I-2	1,000.00	928.90	4.09	1,000.00	1,020.69	4.28	0.85
I-3	1,000.00	928.70	4.33	1,000.00	1,020.44	4.53	0.90
Administrative Class	1,000.00	928.20	4.81	1,000.00	1,019.95	5.04	1.00
Class A	1,000.00	927.50	5.53	1,000.00	1,019.20	5.79	1.15
Class C	1,000.00	924.00	9.11	1,000.00	1,015.46	9.55	1.90

PIMCO ESG Income Fund
Institutional Class	$1,000.00	$978.60	$2.47	$1,000.00	$1,022.44	$2.52	0.50%
I-2	1,000.00	978.10	2.96	1,000.00	1,021.94	3.02	0.60
I-3	1,000.00	977.90	3.21	1,000.00	1,021.69	3.28	0.65
Class A	1,000.00	976.70	4.44	1,000.00	1,020.44	4.53	0.90
Class C	1,000.00	973.00	8.12	1,000.00	1,016.70	8.30	1.65

16	PIMCO CREDIT BOND FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/01/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO High Yield Spectrum Fund
Institutional Class	$1,000.00	$966.00	$2.99	$1,000.00	$1,021.89	$3.07	0.61%
I-2	1,000.00	965.50	3.48	1,000.00	1,021.39	3.58	0.71
I-3	1,000.00	965.20	3.72	1,000.00	1,021.14	3.83	0.76
Class A	1,000.00	964.30	4.70	1,000.00	1,020.14	4.84	0.96
Class C	1,000.00	960.70	8.36	1,000.00	1,016.40	8.60	1.71

PIMCO Long-Term Credit Bond Fund
Institutional Class	$1,000.00	$890.90	$2.69	$1,000.00	$1,022.09	$2.87	0.57%
I-2	1,000.00	890.50	3.16	1,000.00	1,021.59	3.38	0.67

PIMCO Low Duration Credit Fund
Institutional Class	$1,000.00	$996.70	$3.58	$1,000.00	$1,021.34	$3.63	0.72%
I-2	1,000.00	996.20	4.08	1,000.00	1,020.84	4.13	0.82
Class A	1,000.00	995.20	5.07	1,000.00	1,019.85	5.14	1.02
Class C	1,000.00	991.50	8.79	1,000.00	1,016.11	8.90	1.77

PIMCO Low Duration Income Fund
Institutional Class	$1,000.00	$970.10	$2.46	$1,000.00	$1,022.44	$2.52	0.50%
I-2	1,000.00	969.60	2.95	1,000.00	1,021.94	3.02	0.60
I-3	1,000.00	969.40	3.19	1,000.00	1,021.69	3.28	0.65
Class A	1,000.00	968.20	4.42	1,000.00	1,020.44	4.53	0.90
Class C	1,000.00	966.70	5.88	1,000.00	1,018.95	6.04	1.20
Class C-2	1000.00	965.70	6.86	1000.00	1017.95	7.04	1.40

PIMCO Preferred and Capital Securities Fund (Consolidated)
Institutional Class	$1,000.00	$937.20	$3.86	$1,000.00	$1,020.94	$4.03	0.80%
I-2	1,000.00	935.70	4.34	1,000.00	1,020.44	4.53	0.90
I-3	1,000.00	935.20	4.58	1,000.00	1,020.19	4.78	0.95
Class A	1,000.00	934.30	5.55	1,000.00	1,019.20	5.79	1.15
Class C	1,000.00	930.70	9.15	1,000.00	1,015.46	9.55	1.90

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	|	MARCH 31, 2022	17

Benchmark Descriptions

Index*	Benchmark Description

1/3 each — Bloomberg Global Aggregate Credit ex Emerging Markets, USD Hedged; ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	The Bloomberg Global Aggregate Credit ex Emerging Markets (USD Hedged) provides a broad-based measure of the global developed markets investment-grade fixed income markets. The ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index (USD Hedged) tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global (USD Hedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments.

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

50% ICE BofAML 1-5 Year US High Yield Constrained Index and 50% J.P. Morgan Leveraged Loan Index	The benchmark is a blend of 50% ICE BofAML 1-5 Year US High Yield Constrained Index and 50% J.P. Morgan Leveraged Loan Index. The ICE BofAML 1-5 Year US High Yield Constrained Index is designed to track the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with at least one year and less than five years remaining term to final maturity, at least 18 months to final maturity at issuance, a fixed coupon schedule and a minimum amount outstanding of $250 million. The J.P. Morgan Leveraged Loan Index is designed to mirror the investable universe of USD institutional leveraged loans and is comprised of issuers domiciled across global markets (the international component is comprised of developed market-domiciled issuers only).

70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index and 30% ICE BofAML Contingent Capital Index	The benchmark is a blend of 70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index and 30% ICE BofAML Contingent Capital Index. The ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million. The ICE BofAML Contingent Capital Index tracks the performance of investment grade and below investment grade contingent capital debt publicly issued in the major domestic and eurobond markets. Qualifying securities must have a capital-dependent conversion feature and must be rated by either Moody’s, S&P or Fitch. In addition, qualifying securities must have at least one month remaining term to final maturity and at least 18 months to maturity at point of issuance. For investment grade debt, qualifying currencies and their respective minimum size requirements (in local currency terms) are: AUD 100 million; CAD 100 million; EUR 250 million; JPY 20 billion; GBP 100 million; and USD 250 million. For below investment grade debt, minimum size requirements are CAD 100 million, EUR 100 million, GBP 50 million, or USD 100 million.

Bloomberg Global Credit Hedged USD Index	Bloomberg Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Bloomberg U.S. Aggregate 1-3 Years Index	Bloomberg U.S. Aggregate 1-3 Years Index represents securities that are SEC-registered, taxable, and dollar denominated with a maturity between one and three years. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg U.S. Aggregate Index	Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

18	PIMCO CREDIT BOND FUNDS

Index*	Benchmark Description

Bloomberg U.S. Long Credit Index	Bloomberg U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index	The ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index is a subcomponent of the ICE BofAML Global High Yield Constrained (USD Hedged) Index that excludes all non-developed countries.

J.P. Morgan BB/B Leveraged Loan Index	The J.P. Morgan BB/B Leveraged Loan Index is a subset of the broader Leveraged Loan Index, and as such follows all of the same inclusion rules, loan selection methodology and the rebalance process, with the sole exception being the tranche rating criteria.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2022	19

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Credit Opportunities Bond Fund
Institutional Class

03/31/2022	$9.99	$0.30	$(0.43)	$(0.13)	$(0.35)	$0.00	$0.00	$(0.35)

03/31/2021	9.07	0.30	0.97	1.27	(0.35)	0.00	0.00	(0.35)

03/31/2020	9.90	0.41	(0.85)	(0.44)	(0.39)	0.00	0.00	(0.39)

03/31/2019	10.08	0.46	(0.19)	0.27	(0.45)	0.00	0.00	(0.45)

03/31/2018	10.04	0.38	0.06	0.44	(0.40)	0.00	0.00	(0.40)
I-2

03/31/2022	9.94	0.29	(0.42)	(0.13)	(0.34)	0.00	0.00	(0.34)

03/31/2021	9.03	0.29	0.96	1.25	(0.34)	0.00	0.00	(0.34)

03/31/2020	9.86	0.40	(0.84)	(0.44)	(0.39)	0.00	0.00	(0.39)

03/31/2019	10.05	0.45	(0.20)	0.25	(0.44)	0.00	0.00	(0.44)

03/31/2018	10.01	0.38	0.05	0.43	(0.39)	0.00	0.00	(0.39)
Class A

03/31/2022	10.00	0.26	(0.43)	(0.17)	(0.31)	0.00	0.00	(0.31)

03/31/2021	9.08	0.26	0.97	1.23	(0.31)	0.00	0.00	(0.31)

03/31/2020	9.91	0.37	(0.84)	(0.47)	(0.36)	0.00	0.00	(0.36)

03/31/2019	10.10	0.42	(0.20)	0.22	(0.41)	0.00	0.00	(0.41)

03/31/2018	10.06	0.35	0.05	0.40	(0.36)	0.00	0.00	(0.36)
Class C

03/31/2022	9.85	0.19	(0.43)	(0.24)	(0.24)	0.00	0.00	(0.24)

03/31/2021	8.95	0.18	0.95	1.13	(0.23)	0.00	0.00	(0.23)

03/31/2020	9.78	0.30	(0.84)	(0.54)	(0.29)	0.00	0.00	(0.29)

03/31/2019	9.96	0.34	(0.19)	0.15	(0.33)	0.00	0.00	(0.33)

03/31/2018	9.94	0.26	0.05	0.31	(0.29)	0.00	0.00	(0.29)

PIMCO Diversified Income Fund
Institutional Class

03/31/2022	$11.04	$0.35	$(0.81)	$(0.46)	$(0.40)	$0.00	$0.00	$(0.40)

03/31/2021	10.21	0.34	0.89	1.23	(0.40)	0.00	0.00	(0.40)

03/31/2020	10.86	0.35	(0.48)	(0.13)	(0.50)	(0.02)	0.00	(0.52)

03/31/2019	10.77	0.37	0.20	0.57	(0.48)	0.00	0.00	(0.48)

03/31/2018	10.78	0.37	0.14	0.51	(0.51)	0.00	(0.01)	(0.52)
I-2

03/31/2022	11.04	0.34	(0.81)	(0.47)	(0.39)	0.00	0.00	(0.39)

03/31/2021	10.21	0.33	0.89	1.22	(0.39)	0.00	0.00	(0.39)

03/31/2020	10.86	0.34	(0.48)	(0.14)	(0.49)	(0.02)	0.00	(0.51)

03/31/2019	10.77	0.35	0.20	0.55	(0.46)	0.00	0.00	(0.46)

03/31/2018	10.78	0.35	0.15	0.50	(0.50)	0.00	(0.01)	(0.51)
I-3

03/31/2022	11.04	0.34	(0.82)	(0.48)	(0.38)	0.00	0.00	(0.38)

03/31/2021	10.21	0.32	0.90	1.22	(0.39)	0.00	0.00	(0.39)

03/31/2020	10.86	0.34	(0.49)	(0.15)	(0.48)	(0.02)	0.00	(0.50)

04/27/2018 - 03/31/2019	10.72	0.35	0.22	0.57	(0.43)	0.00	0.00	(0.43)
Administrative Class

03/31/2022	11.04	0.33	(0.82)	(0.49)	(0.37)	0.00	0.00	(0.37)

03/31/2021	10.21	0.31	0.90	1.21	(0.38)	0.00	0.00	(0.38)

03/31/2020	10.86	0.33	(0.49)	(0.16)	(0.47)	(0.02)	0.00	(0.49)

03/31/2019	10.77	0.36	0.18	0.54	(0.45)	0.00	0.00	(0.45)

03/31/2018	10.78	0.34	0.14	0.48	(0.48)	0.00	(0.01)	(0.49)
Class A

03/31/2022	11.04	0.31	(0.81)	(0.50)	(0.36)	0.00	0.00	(0.36)

03/31/2021	10.21	0.29	0.90	1.19	(0.36)	0.00	0.00	(0.36)

03/31/2020	10.86	0.31	(0.49)	(0.18)	(0.45)	(0.02)	0.00	(0.47)

03/31/2019	10.77	0.32	0.20	0.52	(0.43)	0.00	0.00	(0.43)

03/31/2018	10.78	0.32	0.14	0.46	(0.46)	0.00	(0.01)	(0.47)
Class C

03/31/2022	11.04	0.23	(0.82)	(0.59)	(0.27)	0.00	0.00	(0.27)

03/31/2021	10.21	0.21	0.90	1.11	(0.28)	0.00	0.00	(0.28)

03/31/2020	10.86	0.23	(0.49)	(0.26)	(0.37)	(0.02)	0.00	(0.39)

03/31/2019	10.77	0.24	0.20	0.44	(0.35)	0.00	0.00	(0.35)

03/31/2018	10.78	0.24	0.14	0.38	(0.38)	0.00	(0.01)	(0.39)

20	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.51	(1.40)%	$235,277	0.90%	0.90%	0.90%	0.90%	3.07%	84%

9.99	14.06	268,038	0.90	0.90	0.90	0.90	3.10	99

9.07	(4.69)	232,487	0.92	0.92	0.90	0.90	4.13	138

9.90	2.77	289,576	0.93	0.93	0.90	0.90	4.60	110

10.08	4.38	353,288	0.91	0.91	0.90	0.90	3.72	100

9.47	(1.39)	123,293	1.00	1.00	1.00	1.00	2.97	84

9.94	13.92	115,116	1.00	1.00	1.00	1.00	3.01	99

9.03	(4.78)	55,030	1.02	1.02	1.00	1.00	4.03	138

9.86	2.58	47,743	1.03	1.03	1.00	1.00	4.51	110

10.05	4.33	58,119	1.01	1.01	1.00	1.00	3.71	100

9.52	(1.74)	23,819	1.30	1.30	1.30	1.30	2.65	84

10.00	13.61	19,542	1.30	1.30	1.30	1.30	2.68	99

9.08	(5.01)	19,607	1.32	1.32	1.30	1.30	3.73	138

9.91	2.24	23,099	1.33	1.33	1.30	1.30	4.20	110

10.10	4.03	30,228	1.31	1.31	1.30	1.30	3.41	100

9.37	(2.46)	3,656	2.05	2.05	2.05	2.05	1.91	84

9.85	12.73	3,866	2.05	2.05	2.05	2.05	1.91	99

8.95	(5.75)	5,206	2.07	2.07	2.05	2.05	3.00	138

9.78	1.63	5,834	2.08	2.08	2.05	2.05	3.45	110

9.96	3.13	7,532	2.06	2.06	2.05	2.05	2.58	100

$10.18	(4.37)%	$4,022,524	0.75%	0.75%	0.75%	0.75%	3.22%	94%

11.04	12.15	4,132,019	0.77	0.77	0.75	0.75	3.04	110

10.21	(1.45)	2,852,619	0.79	0.79	0.75	0.75	3.19	127

10.86	5.45	2,627,609	0.79	0.79	0.75	0.75	3.45	105

10.77	4.75	2,558,977	0.77	0.77	0.75	0.75	3.36	146

10.18	(4.47)	291,479	0.85	0.85	0.85	0.85	3.07	94

11.04	12.04	670,322	0.87	0.87	0.85	0.85	2.94	110

10.21	(1.55)	335,490	0.89	0.89	0.85	0.85	3.07	127

10.86	5.34	169,410	0.89	0.89	0.85	0.85	3.35	105

10.77	4.64	129,856	0.87	0.87	0.85	0.85	3.25	146

10.18	(4.51)	36,071	0.90	0.95	0.90	0.95	3.09	94

11.04	11.98	27,498	0.92	0.97	0.90	0.95	2.88	110

10.21	(1.60)	13,637	0.94	0.99	0.90	0.95	3.03	127

10.86	5.47	3,619	0.94 *	0.99 *	0.90 *	0.95 *	3.55 *	105

10.18	(4.61)	21,577	1.00	1.00	1.00	1.00	2.99	94

11.04	11.87	10,752	1.02	1.02	1.00	1.00	2.83	110

10.21	(1.70)	159,259	1.04	1.04	1.00	1.00	2.94	127

10.86	5.19	155,936	1.04	1.04	1.00	1.00	3.36	105

10.77	4.49	10,049	1.02	1.02	1.00	1.00	3.12	146

10.18	(4.75)	290,939	1.15	1.15	1.15	1.15	2.81	94

11.04	11.71	361,780	1.17	1.17	1.15	1.15	2.64	110

10.21	(1.84)	297,090	1.19	1.19	1.15	1.15	2.78	127

10.86	5.03	251,911	1.19	1.19	1.15	1.15	3.04	105

10.77	4.33	260,394	1.17	1.17	1.15	1.15	2.97	146

10.18	(5.46)	49,134	1.90	1.90	1.90	1.90	2.05	94

11.04	10.87	67,889	1.92	1.92	1.90	1.90	1.89	110

10.21	(2.58)	77,114	1.94	1.94	1.90	1.90	2.04	127

10.86	4.25	73,261	1.94	1.94	1.90	1.90	2.29	105

10.77	3.56	82,085	1.92	1.92	1.90	1.90	2.22	146

ANNUAL REPORT	|	MARCH 31, 2022	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO ESG Income Fund
Institutional Class

03/31/2022	$10.35	$0.24	$(0.25)	$(0.01)	$(0.27)	$0.00	$0.00	$(0.27)

09/30/2020 - 03/31/2021	10.00	0.10	0.34	0.44	(0.09)	0.00	0.00	(0.09)
I-2

03/31/2022	10.35	0.22	(0.24)	(0.02)	(0.26)	0.00	0.00	(0.26)

09/30/2020 - 03/31/2021	10.00	0.09	0.35	0.44	(0.09)	0.00	0.00	(0.09)
I-3

03/31/2022	10.35	0.19	(0.21)	(0.02)	(0.26)	0.00	0.00	(0.26)

09/30/2020 - 03/31/2021	10.00	0.09	0.34	0.43	(0.08)	0.00	0.00	(0.08)
Class A

03/31/2022	10.35	0.19	(0.24)	(0.05)	(0.23)	0.00	0.00	(0.23)

09/30/2020 - 03/31/2021	10.00	0.07	0.35	0.42	(0.07)	0.00	0.00	(0.07)
Class C

03/31/2022	10.35	0.13	(0.26)	(0.13)	(0.15)	0.00	0.00	(0.15)

09/30/2020 - 03/31/2021	10.00	0.03	0.35	0.38	(0.03)	0.00	0.00	(0.03)

PIMCO High Yield Spectrum Fund
Institutional Class

03/31/2022	$10.03	$0.41	$(0.46)	$(0.05)	$(0.49)	$0.00	$0.00	$(0.49)

03/31/2021	8.58	0.45	1.47	1.92	(0.47)	0.00	0.00	(0.47)

03/31/2020	9.71	0.54	(1.12)	(0.58)	(0.55)	0.00	0.00	(0.55)

03/31/2019	9.78	0.57	(0.07)	0.50	(0.57)	0.00	0.00	(0.57)

03/31/2018	9.93	0.55	(0.14)	0.41	(0.30)	0.00	(0.26)	(0.56)
I-2

03/31/2022	10.03	0.40	(0.46)	(0.06)	(0.48)	0.00	0.00	(0.48)

03/31/2021	8.58	0.44	1.47	1.91	(0.46)	0.00	0.00	(0.46)

03/31/2020	9.71	0.52	(1.11)	(0.59)	(0.54)	0.00	0.00	(0.54)

03/31/2019	9.78	0.56	(0.06)	0.50	(0.57)	0.00	0.00	(0.57)

03/31/2018	9.93	0.54	(0.14)	0.40	(0.29)	0.00	(0.26)	(0.55)
I-3

03/31/2022	10.03	0.39	(0.45)	(0.06)	(0.48)	0.00	0.00	(0.48)

03/31/2021	8.58	0.43	1.48	1.91	(0.46)	0.00	0.00	(0.46)

03/31/2020	9.71	0.52	(1.12)	(0.60)	(0.53)	0.00	0.00	(0.53)

04/27/2018 - 03/31/2019	9.81	0.52	(0.10)	0.42	(0.52)	0.00	0.00	(0.52)
Class A

03/31/2022	10.03	0.38	(0.46)	(0.08)	(0.46)	0.00	0.00	(0.46)

03/31/2021	8.58	0.42	1.47	1.89	(0.44)	0.00	0.00	(0.44)

03/31/2020	9.71	0.50	(1.12)	(0.62)	(0.51)	0.00	0.00	(0.51)

03/31/2019	9.78	0.54	(0.07)	0.47	(0.54)	0.00	0.00	(0.54)

03/31/2018	9.93	0.52	(0.14)	0.38	(0.27)	0.00	(0.26)	(0.53)
Class C

03/31/2022	10.03	0.30	(0.46)	(0.16)	(0.38)	0.00	0.00	(0.38)

03/31/2021	8.58	0.36	1.46	1.82	(0.37)	0.00	0.00	(0.37)

03/31/2020	9.71	0.42	(1.11)	(0.69)	(0.44)	0.00	0.00	(0.44)

03/31/2019	9.78	0.47	(0.07)	0.40	(0.47)	0.00	0.00	(0.47)

03/31/2018	9.93	0.44	(0.14)	0.30	(0.19)	0.00	(0.26)	(0.45)

PIMCO Long-Term Credit Bond Fund
Institutional Class

03/31/2022	$12.28	$0.48	$(0.98)	$(0.50)	$(0.57)	$(0.34)	$0.00	$(0.91)

03/31/2021	12.08	0.50	0.74	1.24	(0.58)	(0.46)	0.00	(1.04)

03/31/2020	11.69	0.48	0.54	1.02	(0.59)	(0.04)	0.00	(0.63)

03/31/2019	11.83	0.49	0.08	0.57	(0.49)	(0.15)	(0.07)	(0.71)

03/31/2018	11.63	0.53	0.25	0.78	(0.58)	0.00	0.00	(0.58)
I-2

03/31/2022	12.28	0.47	(0.98)	(0.51)	(0.56)	(0.34)	0.00	(0.90)

03/31/2021	12.08	0.49	0.73	1.22	(0.56)	(0.46)	0.00	(1.02)

03/31/2020	11.69	0.47	0.54	1.01	(0.58)	(0.04)	0.00	(0.62)

03/31/2019	11.83	0.48	0.08	0.56	(0.48)	(0.15)	(0.07)	(0.70)

03/31/2018	11.63	0.52	0.25	0.77	(0.57)	0.00	0.00	(0.57)

22	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.07	(0.09)%	$155,174	0.52%		0.52%		0.51%		0.51%		2.28%		50%

10.35	4.43	37,125	0.52	*	1.14	*	0.50	*	1.12	*	1.87	*	135

10.07	(0.19)	17,691	0.62		0.62		0.61		0.61		2.14		50

10.35	4.38	1,421	0.62	*	1.24	*	0.60	*	1.22	*	1.81	*	135

10.07	(0.24)	23,132	0.67		0.72		0.66		0.71		1.91		50

10.35	4.35	45	0.72	*	1.34	*	0.70	*	1.32	*	1.69	*	135

10.07	(0.49)	1,809	0.92		0.92		0.91		0.91		1.87		50

10.35	4.23	23	0.92	*	1.54	*	0.90	*	1.52	*	1.46	*	135

10.07	(1.24)	108	1.67		1.67		1.66		1.66		1.21		50

10.35	3.85	90	1.67	*	2.29	*	1.65	*	2.27	*	0.67	*	135

$9.49	(0.59)%	$135,530	0.61%		0.61%		0.60%		0.60%		4.10%		43%

10.03	22.77	170,488	0.62		0.62		0.60		0.60		4.67		39

8.58	(6.52)	101,092	0.62		0.62		0.60		0.60		5.47		27

9.71	5.36	603,647	0.63		0.63		0.60		0.60		5.93		26

9.78	4.15	655,038	0.62		0.62		0.60		0.60		5.53		24

9.49	(0.69)	151,560	0.71		0.71		0.70		0.70		4.04		43

10.03	22.65	238,069	0.72		0.72		0.70		0.70		4.60		39

8.58	(6.61)	134,676	0.72		0.72		0.70		0.70		5.34		27

9.71	5.26	193,934	0.73		0.73		0.70		0.70		5.85		26

9.78	4.05	150,910	0.72		0.72		0.70		0.70		5.45		24

9.49	(0.74)	2,249	0.76		0.81		0.75		0.80		3.94		43

10.03	22.59	3,621	0.77		0.82		0.75		0.80		4.41		39

8.58	(6.66)	445	0.77		0.82		0.75		0.80		5.28		27

9.71	4.45	2,142	0.78	*	0.83	*	0.75	*	0.80	*	5.91	*	26

9.49	(0.93)	48,680	0.96		0.96		0.95		0.95		3.80		43

10.03	22.35	54,395	0.97		0.97		0.95		0.95		4.43		39

8.58	(6.85)	50,039	0.97		0.97		0.95		0.95		5.08		27

9.71	5.00	63,446	0.98		0.98		0.95		0.95		5.58		26

9.78	3.79	83,841	0.97		0.97		0.95		0.95		5.21		24

9.49	(1.67)	5,249	1.71		1.71		1.70		1.70		3.06		43

10.03	21.44	5,265	1.72		1.72		1.70		1.70		3.72		39

8.58	(7.54)	6,862	1.72		1.72		1.70		1.70		4.33		27

9.71	4.22	8,118	1.73		1.73		1.70		1.70		4.83		26

9.78	3.02	10,506	1.72		1.72		1.70		1.70		4.44		24

$10.87	(4.81)%	$3,512,411	0.57%		0.57%		0.55%		0.55%		3.86%		59%

12.28	9.84	3,483,341	0.59		0.59		0.55		0.55		3.79		103

12.08	8.59	3,313,697	0.84		0.84		0.55		0.55		3.84		180

11.69	5.20	3,576,056	0.79		0.79		0.55		0.55		4.33		133

11.83	6.76	3,309,210	0.85		0.85		0.55		0.55		4.43		96

10.87	(4.90)	110,710	0.67		0.67		0.65		0.65		3.76		59

12.28	9.73	133,698	0.69		0.69		0.65		0.65		3.69		103

12.08	8.49	197,002	0.94		0.94		0.65		0.65		3.71		180

11.69	5.10	71,189	0.89		0.89		0.65		0.65		4.23		133

11.83	6.66	54,410	0.95		0.95		0.65		0.65		4.34		96

ANNUAL REPORT	|	MARCH 31, 2022	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Low Duration Credit Fund
Institutional Class

03/31/2022	$9.31	$0.34	$(0.18)	$0.16	$(0.34)	$(0.04)	$0.00	$(0.38)

03/31/2021	8.63	0.31	0.70	1.01	(0.33)	0.00	0.00	(0.33)

03/31/2020	9.73	0.43	(1.06)	(0.63)	(0.47)	0.00	0.00	(0.47)

03/31/2019	9.90	0.41	(0.14)	0.27	(0.44)	0.00	0.00	(0.44)

03/31/2018	9.94	0.35	0.01	0.36	(0.38)	0.00	(0.02)	(0.40)
I-2

03/31/2022	9.31	0.33	(0.18)	0.15	(0.33)	(0.04)	0.00	(0.37)

03/31/2021	8.63	0.31	0.69	1.00	(0.32)	0.00	0.00	(0.32)

03/31/2020	9.73	0.42	(1.06)	(0.64)	(0.46)	0.00	0.00	(0.46)

03/31/2019	9.90	0.42	(0.16)	0.26	(0.43)	0.00	0.00	(0.43)

03/31/2018	9.94	0.34	0.01	0.35	(0.37)	0.00	(0.02)	(0.39)
Class A

03/31/2022	9.31	0.31	(0.18)	0.13	(0.31)	(0.04)	0.00	(0.35)

03/31/2021	8.63	0.29	0.70	0.99	(0.31)	0.00	0.00	(0.31)

03/31/2020	9.73	0.40	(1.06)	(0.66)	(0.44)	0.00	0.00	(0.44)

03/31/2019	9.90	0.39	(0.15)	0.24	(0.41)	0.00	0.00	(0.41)

03/31/2018	9.94	0.32	0.01	0.33	(0.35)	0.00	(0.02)	(0.37)
Class C

03/31/2022	9.31	0.24	(0.18)	0.06	(0.24)	(0.04)	0.00	(0.28)

03/31/2021	8.63	0.21	0.71	0.92	(0.24)	0.00	0.00	(0.24)

03/31/2020	9.73	0.33	(1.06)	(0.73)	(0.37)	0.00	0.00	(0.37)

03/31/2019	9.90	0.32	(0.16)	0.16	(0.33)	0.00	0.00	(0.33)

03/31/2018	9.94	0.25	0.00	0.25	(0.27)	0.00	(0.02)	(0.29)

PIMCO Low Duration Income Fund
Institutional Class

03/31/2022	$8.67	$0.23	$(0.35)	$(0.12)	$(0.26)	$0.00	$0.00	$(0.26)

03/31/2021	7.95	0.25	0.75	1.00	(0.23)	0.00	(0.05)	(0.28)

03/31/2020	8.58	0.32	(0.55)	(0.23)	(0.40)	0.00	0.00	(0.40)

03/31/2019	8.56	0.30	0.01	0.31	(0.29)	0.00	0.00	(0.29)

03/31/2018	8.46	0.27	0.09	0.36	(0.26)	0.00	0.00	(0.26)
I-2

03/31/2022	8.67	0.22	(0.34)	(0.12)	(0.26)	0.00	0.00	(0.26)

03/31/2021	7.95	0.24	0.75	0.99	(0.22)	0.00	(0.05)	(0.27)

03/31/2020	8.58	0.31	(0.55)	(0.24)	(0.39)	0.00	0.00	(0.39)

03/31/2019	8.56	0.30	0.00	0.30	(0.28)	0.00	0.00	(0.28)

03/31/2018	8.46	0.26	0.09	0.35	(0.25)	0.00	0.00	(0.25)
I-3

03/31/2022	8.67	0.21	(0.34)	(0.13)	(0.25)	0.00	0.00	(0.25)

03/31/2021	7.95	0.24	0.75	0.99	(0.22)	0.00	(0.05)	(0.27)

03/31/2020	8.58	0.31	(0.56)	(0.25)	(0.38)	0.00	0.00	(0.38)

04/27/2018 - 03/31/2019	8.54	0.29	0.01	0.30	(0.26)	0.00	0.00	(0.26)
Class A

03/31/2022	8.67	0.19	(0.34)	(0.15)	(0.23)	0.00	0.00	(0.23)

03/31/2021	7.95	0.22	0.75	0.97	(0.20)	0.00	(0.05)	(0.25)

03/31/2020	8.58	0.28	(0.55)	(0.27)	(0.36)	0.00	0.00	(0.36)

03/31/2019	8.56	0.27	0.01	0.28	(0.26)	0.00	0.00	(0.26)

03/31/2018	8.46	0.23	0.09	0.32	(0.22)	0.00	0.00	(0.22)
Class C

03/31/2022	8.67	0.17	(0.35)	(0.18)	(0.20)	0.00	0.00	(0.20)

03/31/2021	7.95	0.19	0.75	0.94	(0.17)	0.00	(0.05)	(0.22)

03/31/2020	8.58	0.26	(0.55)	(0.29)	(0.34)	0.00	0.00	(0.34)

03/31/2019	8.56	0.24	0.01	0.25	(0.23)	0.00	0.00	(0.23)

03/31/2018	8.46	0.20	0.10	0.30	(0.20)	0.00	0.00	(0.20)
Class C - 2

03/31/2022	8.67	0.15	(0.34)	(0.19)	(0.19)	0.00	0.00	(0.19)

10/21/2020 - 03/31/2021	8.47	0.08	0.20	0.28	(0.03)	0.00	(0.05)	(0.08)

24	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.09	1.74%	$348,698	0.73%		0.73%		0.70%		0.70%		3.63%		134%

9.31	11.85	210,739	0.73		0.73		0.70		0.70		3.42		184

8.63	(6.94)	151,077	0.75		0.75		0.70		0.70		4.42		49

9.73	2.74	171,645	0.75		0.75		0.70		0.70		4.15		42

9.90	3.66	1,269,665	0.72		0.72		0.70		0.70		3.55		34

9.09	1.64	12,997	0.83		0.83		0.80		0.80		3.52		134

9.31	11.74	22,046	0.83		0.83		0.80		0.80		3.34		184

8.63	(7.03)	25,932	0.85		0.85		0.80		0.80		4.30		49

9.73	2.64	38,809	0.85		0.85		0.80		0.80		4.25		42

9.90	3.56	22,172	0.82		0.82		0.80		0.80		3.47		34

9.09	1.43	64,194	1.03		1.03		1.00		1.00		3.32		134

9.31	11.52	54,219	1.03		1.03		1.00		1.00		3.16		184

8.63	(7.22)	52,228	1.05		1.05		1.00		1.00		4.13		49

9.73	2.44	89,364	1.05		1.05		1.00		1.00		4.02		42

9.90	3.35	94,579	1.02		1.02		1.00		1.00		3.24		34

9.09	0.68	6,818	1.78		1.78		1.75		1.75		2.57		134

9.31	10.68	9,975	1.78		1.78		1.75		1.75		2.34		184

8.63	(7.91)	22,627	1.80		1.80		1.75		1.75		3.39		49

9.73	1.68	46,421	1.80		1.80		1.75		1.75		3.27		42

9.90	2.58	44,916	1.77		1.77		1.75		1.75		2.48		34

$8.29	(1.41)%	$3,636,332	0.50%		0.50%		0.50%		0.50%		2.63%		581%

8.67	12.72	2,204,463	0.54		0.54		0.51		0.51		2.96		410

7.95	(2.94)	1,644,585	0.55		0.55		0.51		0.51		3.77		432

8.58	3.70	1,682,347	0.58		0.59		0.50		0.51		3.55		207

8.56	4.29	705,766	0.50		0.55		0.46		0.51		3.21		128

8.29	(1.51)	5,060,851	0.60		0.60		0.60		0.60		2.55		581

8.67	12.61	3,109,079	0.64		0.64		0.61		0.61		2.85		410

7.95	(3.04)	2,246,989	0.65		0.65		0.61		0.61		3.64		432

8.58	3.60	1,854,130	0.68		0.69		0.60		0.61		3.49		207

8.56	4.19	509,577	0.60		0.65		0.56		0.61		3.10		128

8.29	(1.56)	133,106	0.65		0.70		0.65		0.70		2.49		581

8.67	12.57	87,455	0.69		0.74		0.66		0.71		2.82		410

7.95	(3.09)	20,116	0.70		0.75		0.66		0.71		3.63		432

8.58	3.56	39,161	0.73	*	0.79	*	0.65	*	0.71	*	3.69	*	207

8.29	(1.80)	2,061,864	0.90		0.90		0.90		0.90		2.23		581

8.67	12.28	1,784,043	0.94		0.94		0.91		0.91		2.55		410

7.95	(3.33)	1,322,295	0.95		0.95		0.91		0.91		3.33		432

8.58	3.29	1,056,714	0.98		0.99		0.90		0.91		3.16		207

8.56	3.87	533,327	0.90		0.95		0.86		0.91		2.70		128

8.29	(2.10)	224,472	1.20		1.20		1.20		1.20		1.93		581

8.67	11.95	212,807	1.24		1.24		1.21		1.21		2.25		410

7.95	(3.62)	200,678	1.25		1.25		1.21		1.21		3.07		432

8.58	2.98	190,628	1.28		1.29		1.20		1.21		2.85		207

8.56	3.56	101,717	1.20		1.25		1.16		1.21		2.34		128

8.29	(2.29)	9,357	1.40		1.40		1.40		1.40		1.77		581

8.67	3.35	3,209	1.44	*	1.44	*	1.41	*	1.41	*	2.04	*	410

ANNUAL REPORT	|	MARCH 31, 2022	25

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Preferred and Capital Securities Fund (Consolidated)
Institutional Class

03/31/2022	$11.10	$0.38	$(0.62)	$(0.24)	$(0.41)	$(0.21)	$0.00	$(0.62)

03/31/2021	9.23	0.40	1.88	2.28	(0.41)	0.00	0.00	(0.41)

03/31/2020	9.98	0.41	(0.63)	(0.22)	(0.50)	(0.03)	0.00	(0.53)

03/31/2019	10.31	0.46	(0.18)	0.28	(0.59)	(0.01)	(0.01)	(0.61)

03/31/2018	10.22	0.41	0.43	0.84	(0.72)	(0.03)	0.00	(0.75)
I-2

03/31/2022	11.08	0.36	(0.62)	(0.26)	(0.40)	(0.21)	0.00	(0.61)

03/31/2021	9.21	0.39	1.88	2.27	(0.40)	0.00	0.00	(0.40)

03/31/2020	9.97	0.40	(0.64)	(0.24)	(0.49)	(0.03)	0.00	(0.52)

03/31/2019	10.30	0.45	(0.18)	0.27	(0.58)	(0.01)	(0.01)	(0.60)

03/31/2018	10.21	0.40	0.43	0.83	(0.71)	(0.03)	0.00	(0.74)
I-3

03/31/2022	11.06	0.35	(0.61)	(0.26)	(0.40)	(0.21)	0.00	(0.61)

03/31/2021	9.20	0.38	1.88	2.26	(0.40)	0.00	0.00	(0.40)

03/31/2020	9.95	0.40	(0.63)	(0.23)	(0.49)	(0.03)	0.00	(0.52)

04/27/2018 - 03/31/2019	10.32	0.43	(0.19)	0.24	(0.59)	(0.01)	(0.01)	(0.61)
Class A

03/31/2022	11.05	0.33	(0.61)	(0.28)	(0.38)	(0.21)	0.00	(0.59)

03/31/2021	9.19	0.36	1.88	2.24	(0.38)	0.00	0.00	(0.38)

03/31/2020	9.95	0.37	(0.63)	(0.26)	(0.47)	(0.03)	0.00	(0.50)

03/31/2019	10.29	0.43	(0.19)	0.24	(0.56)	(0.01)	(0.01)	(0.58)

03/31/2018	10.22	0.38	0.42	0.80	(0.70)	(0.03)	0.00	(0.73)
Class C

03/31/2022	11.03	0.25	(0.62)	(0.37)	(0.30)	(0.21)	0.00	(0.51)

03/31/2021	9.19	0.28	1.87	2.15	(0.31)	0.00	0.00	(0.31)

08/23/2019 - 03/31/2020	10.48	0.16	(1.08)	(0.92)	(0.34)	(0.03)	0.00	(0.37)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

26	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.24	(2.40)%	$1,500,453	0.79%		0.88%		0.79%		0.88%		3.38%		22%

11.10	24.86	1,216,087	0.81		0.91		0.79		0.89		3.74		59

9.23	(2.68)	788,615	0.79		0.87		0.78		0.86		3.92		67

9.98	2.83	259,798	0.82		0.91		0.81		0.90		4.58		57

10.31	8.28	119,949	0.80		0.87		0.80		0.87		3.94		151

10.21	(2.58)	397,056	0.89		0.98		0.89		0.98		3.28		22

11.08	24.81	318,242	0.91		1.01		0.89		0.99		3.65		59

9.21	(2.87)	230,245	0.89		0.97		0.88		0.96		3.85		67

9.97	2.76	130,385	0.92		1.01		0.91		1.00		4.51		57

10.30	8.27	36,539	0.90		0.97		0.90		0.97		3.82		151

10.19	(2.65)	42,097	0.94		1.08		0.94		1.08		3.20		22

11.06	24.68	42,310	0.96		1.11		0.94		1.09		3.60		59

9.20	(2.80)	28,048	0.94		1.07		0.93		1.06		3.80		67

9.95	2.49	11,782	0.97	*	1.11	*	0.96	*	1.10	*	4.79	*	57

10.18	(2.82)	306,012	1.14		1.23		1.14		1.23		3.01		22

11.05	24.46	302,567	1.16		1.26		1.14		1.24		3.40		59

9.19	(3.06)	264,206	1.14		1.22		1.13		1.21		3.57		67

9.95	2.50	119,215	1.17		1.26		1.16		1.25		4.29		57

10.29	7.88	35,464	1.15		1.22		1.15		1.22		3.63		151

10.15	(3.56)	22,897	1.89		1.98		1.89		1.98		2.27		22

11.03	23.53	20,136	1.91		2.01		1.89		1.99		2.65		59

9.19	(9.21)	12,500	1.89	*	1.97	*	1.88	*	1.96	*	2.64	*	67

ANNUAL REPORT	|	MARCH 31, 2022	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Credit Fund	PIMCO Low Duration Income Fund

Assets:

Investments, at value
Investments in securities*	$365,725	$4,481,998	$193,261	$330,734	$4,190,243	$433,517	$14,540,287
Investments in Affiliates	19,731	347,041	0	118	254	5,410	197
Financial Derivative Instruments
Exchange-traded or centrally cleared	83	2,821	12	1	1,263	1	5,698
Over the counter	1,840	11,579	1,041	1,528	12,547	211	109,955
Cash	0	0	880	37	0	991	281,751
Deposits with counterparty	3,060	10,429	1,835	10,993	9,621	785	14,829
Foreign currency, at value	1,744	6,226	305	0	5,329	15	29,226
Receivable for investments sold	6,356	20,748	1,009	1,696	16,237	11,109	507,343
Receivable for investments in Affiliates sold	0	0	0	0	0	0	0
Receivable for investments sold on a delayed-delivery basis	0	0	0	0	9,270	0	0
Receivable for TBA investments sold	0	328,666	3,925	0	4,993	0	3,854,543
Receivable for Fund shares sold	931	5,509	1,387	7,780	24,240	195	39,296
Interest and/or dividends receivable	2,343	46,331	881	4,476	41,533	2,960	61,218
Dividends receivable from Affiliates	5	113	0	0	2	3	0
Reimbursement receivable from PIMCO	0	2	0	0	0	0	6
Prepaid expenses	0	0	0	7	0	14	0
Other assets	0	0	0	1	13	0	0
Total Assets	401,818	5,261,463	204,536	357,371	4,315,545	455,211	19,444,349

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$18,268	$0	$1,369	$585,448	$596	$31,837
Payable for sale-buyback transactions	0	0	0	0	25,068	0	0
Payable for short sales	1,382	88,477	1,410	0	0	0	818,401
Financial Derivative Instruments
Exchange-traded or centrally cleared	174	662	170	9	1,149	58	16,285
Over the counter	3,255	6,201	604	366	24,728	62	205,329
Payable for investments purchased	7,831	10,646	827	2,588	20,221	20,724	2,259,163
Payable for investments in Affiliates purchased	5	113	0	0	2	3	0
Payable for TBA investments purchased	1,968	409,810	3,089	0	21,855	0	4,927,917
Payable for unfunded loan commitments	0	0	0	0	0	148	0
Deposits from counterparty	320	6,630	290	590	4,385	260	24,398
Payable for Fund shares redeemed	512	4,999	144	276	7,794	355	26,152
Distributions payable	0	665	2	83	116	12	2,773
Overdraft due to custodian	7	64	0	8,580	0	0	0
Accrued investment advisory fees	198	1,812	39	100	899	144	2,857
Accrued supervisory and administrative fees	113	1,284	45	122	758	112	2,659
Accrued distribution fees	2	35	0	3	0	4	61
Accrued servicing fees	6	73	1	11	0	15	493
Accrued taxes payable	0	0	0	0	0	0	42
Other liabilities	0	0	1	6	1	11	0
Total Liabilities	15,773	549,739	6,622	14,103	692,424	22,504	8,318,367

Net Assets	$386,045	$4,711,724	$197,914	$343,268	$3,623,121	$432,707	$11,125,982

Net Assets Consist of:

Paid in capital	$451,086	$5,108,275	$202,199	$410,367	$3,842,837	$508,058	$11,851,287
Distributable earnings (accumulated loss)	(65,041)	(396,551)	(4,285)	(67,099)	(219,716)	(75,351)	(725,305)

Net Assets	$386,045	$4,711,724	$197,914	$343,268	$3,623,121	$432,707	$11,125,982

Cost of investments in securities	$380,163	$4,795,826	$200,313	$348,546	$4,447,180	$441,620	$15,093,898
Cost of investments in Affiliates	$19,961	$347,646	$0	$117	$254	$5,410	$197
Cost of foreign currency held	$1,755	$6,172	$307	$95	$5,770	$15	$30,837
Proceeds received on short sales	$1,433	$88,721	$1,429	$0	$0	$0	$828,133
Cost or premiums of financial derivative instruments, net	$213	$19,275	$538	$1,865	$54,512	$(1,546)	$(37,605)

* Includes repurchase agreements of:	$3,530	$3,680	$0	$518	$3,827	$0	$2,680,899

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Credit Fund	PIMCO Low Duration Income Fund

Net Assets:

Institutional Class	$235,277	$4,022,524	$155,174	$135,530	$3,512,411	$348,698	$3,636,332
I-2	123,293	291,479	17,691	151,560	110,710	12,997	5,060,851
I-3	N/A	36,071	23,132	2,249	N/A	N/A	133,106
Administrative Class	N/A	21,577	N/A	N/A	N/A	N/A	N/A
Class A	23,819	290,939	1,809	48,680	N/A	64,194	2,061,864
Class C	3,656	49,134	108	5,249	N/A	6,818	224,472
Class C -2	N/A	N/A	N/A	N/A	N/A	N/A	9,357

Shares Issued and Outstanding:

Institutional Class	24,729	395,030	15,412	14,282	323,107	38,354	438,878
I-2	13,023	28,625	1,757	15,971	10,184	1,430	610,812
I-3	N/A	3,542	2,298	237	N/A	N/A	16,065
Administrative Class	N/A	2,119	N/A	N/A	N/A	N/A	N/A
Class A	2,502	28,571	180	5,130	N/A	7,061	248,853
Class C	390	4,825	11	553	N/A	750	27,092
Class C -2	N/A	N/A	N/A	N/A	N/A	N/A	1,129

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.51	$10.18	$10.07	$9.49	$10.87	$9.09	$8.29
I-2	9.47	10.18	10.07	9.49	10.87	9.09	8.29
I-3	N/A	10.18	10.07	9.49	N/A	N/A	8.29
Administrative Class	N/A	10.18	N/A	N/A	N/A	N/A	N/A
Class A	9.52	10.18	10.07	9.49	N/A	9.09	8.29
Class C	9.37	10.18	10.07	9.49	N/A	9.09	8.29
Class C -2	N/A	N/A	N/A	N/A	N/A	N/A	8.29

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	|	MARCH 31, 2022	29

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Preferred and Capital Securities Fund

Assets:

Investments, at value
Investments in securities*	$2,133,140
Investments in Affiliates	173,568
Financial Derivative Instruments
Exchange-traded or centrally cleared	773
Over the counter	11,869
Deposits with counterparty	14,099
Foreign currency, at value	2,734
Receivable for investments sold	877
Receivable for Fund shares sold	16,054
Interest and/or dividends receivable	22,986
Dividends receivable from Affiliates	49
Reimbursement receivable from PIMCO	147
Total Assets	2,376,296

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$70,202
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,584
Over the counter	3,146
Payable for investments purchased	10,401
Payable for investments in Affiliates purchased	49
Deposits from counterparty	4,681
Payable for Fund shares redeemed	15,239
Overdraft due to custodian	629
Accrued investment advisory fees	959
Accrued supervisory and administrative fees	793
Accrued distribution fees	14
Accrued servicing fees	72
Other liabilities	12
Total Liabilities	107,781

Net Assets	$2,268,515

Net Assets Consist of:

Paid in capital	$2,371,731
Distributable earnings (accumulated loss)	(103,216)

Net Assets	$2,268,515

Cost of investments in securities	$2,251,857
Cost of investments in Affiliates	$173,574
Cost of foreign currency held	$2,733
Cost or premiums of financial derivative instruments, net	$(1,542)

* Includes repurchase agreements of:	$6,793

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

PIMCO Preferred and Capital Securities Fund

Net Assets:

Institutional Class	$1,500,453
I-2	397,056
I-3	42,097
Class A	306,012
Class C	22,897

Shares Issued and Outstanding:

Institutional Class	146,581
I-2	38,888
I-3	4,130
Class A	30,047
Class C	2,255

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.24
I-2	10.21
I-3	10.19
Class A	10.18
Class C	10.15

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	|	MARCH 31, 2022	31

Statements of Operations

Year Ended March 31, 2022
(Amounts in thousands†)	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Credit Fund	PIMCO Low Duration Income Fund

Investment Income:

Interest, net of foreign taxes*	$16,071	$203,873	$2,503	$23,651	$163,390	$15,162	$289,498
Dividends, net of foreign taxes**	17	3,342	0	0	2,945	3	3,666
Dividends from Investments in Affiliates	496	3,760	0	213	1,158	649	15,530
Total Income	16,584	210,975	2,503	23,864	167,493	15,814	308,694

Expenses:

Investment advisory fees	2,505	23,942	224	1,513	11,336	1,452	29,421
Supervisory and administrative fees	1,420	17,134	236	1,821	9,568	1,141	27,655
Distribution and/or servicing fees - Administrative Class	N/A	29	N/A	N/A	N/A	N/A	N/A
Distribution and/or servicing fees - Class A	56	876	2	136	N/A	147	5,163
Distribution and/or servicing fees - Class C	37	608	1	51	N/A	81	1,247
Distribution and/or servicing fees - C-2	N/A	N/A	N/A	N/A	N/A	N/A	52
Trustee fees	2	29	0	3	21	2	45
Interest expense	5	80	7	47	586	98	180
Miscellaneous expense	6	19	4	3	15	3	242
Total Expenses	4,031	42,717	474	3,574	21,526	2,924	64,005
Waiver and/or Reimbursement by PIMCO	0	(15)	(2)	(2)	0	0	(82)
Net Expenses	4,031	42,702	472	3,572	21,526	2,924	63,923

Net Investment Income (Loss)	12,553	168,273	2,031	20,292	145,967	12,890	244,771

Net Realized Gain (Loss):

Investments in securities	2,146	8,203	97	653	32,719	3,373	(15,699)
Investments in Affiliates	(56)	(2,872)	0	(121)	(1,254)	(613)	(14,399)
Exchange-traded or centrally cleared financial derivative instruments	281	10,671	659	1,260	10,486	1,429	30,617
Over the counter financial derivative instruments	2,355	40,504	830	5,662	24,376	743	95,705
Foreign currency	(146)	1,820	(77)	505	(146)	215	(171)

Net Realized Gain (Loss)	4,580	58,326	1,509	7,959	66,181	5,147	96,053

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(20,245)	(400,944)	(7,014)	(29,616)	(376,066)	(13,815)	(537,887)
Investments in Affiliates	(335)	(628)	0	(41)	5	1	0
Exchange-traded or centrally cleared financial derivative instruments	(338)	(35,886)	895	(758)	1,258	686	30,802
Over the counter financial derivative instruments	(2,027)	(11,300)	530	(1,429)	(17,367)	(380)	(93,269)
Short sales	118	0	0	0	0	0	0
Foreign currency assets and liabilities	17	993	(9)	142	759	165	1,674

Net Change in Unrealized Appreciation (Depreciation)	(22,810)	(447,765)	(5,598)	(31,702)	(391,411)	(13,343)	(598,680)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,677)	$(221,166)	$(2,058)	$(3,451)	$(179,263)	$4,694	$(257,856)

* Foreign tax withholdings	$0	$0	$1	$0	$0	$0	$0

** Foreign tax withholdings - Dividends	$0	$0	$0	$0	$0	$0	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Year Ended March 31, 2022
(Amounts in thousands†)	PIMCO Preferred and Capital Securities Fund

Investment Income:

Interest	$88,580
Dividends, net of foreign taxes*	4,915
Dividends from Investments in Affiliates	3,932
Total Income	97,427

Expenses:

Investment advisory fees	11,737
Supervisory and administrative fees	9,610
Distribution and/or servicing fees - Class A	834
Distribution and/or servicing fees - Class C	234
Trustee fees	12
Interest expense	75
Miscellaneous expense	4
Total Expenses	22,506
Waiver and/or Reimbursement by PIMCO	(2,092)
Net Expenses	20,414

Net Investment Income (Loss)	77,013

Net Realized Gain (Loss):

Investments in securities	34,740
Investments in Affiliates	(3,626)
Exchange-traded or centrally cleared financial derivative instruments	(1,450)
Over the counter financial derivative instruments	40,359
Foreign currency	2,869

Net Realized Gain (Loss)	72,892

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(215,689)
Investments in Affiliates	(15)
Exchange-traded or centrally cleared financial derivative instruments	(6,970)
Over the counter financial derivative instruments	(8,398)
Foreign currency assets and liabilities	473

Net Change in Unrealized Appreciation (Depreciation)	(230,599)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(80,694)

* Foreign tax withholdings - Dividends	$50

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2022	33

Statements of Changes in Net Assets

	PIMCO Credit Opportunities Bond Fund		PIMCO Diversified Income Fund		PIMCO ESG Income Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Inception date through March 31, 2021(a)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$12,553	$11,899	$168,273	$142,342	$2,031	$146
Net realized gain (loss)	4,580	(1,125)	58,326	(53,297)	1,509	(44)
Net change in unrealized appreciation (depreciation)	(22,810)	37,358	(447,765)	397,867	(5,598)	261

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,677)	48,132	(221,166)	486,912	(2,058)	363

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(9,060)	(9,582)	(158,992)	(133,148)	(2,210)	(145)
I-2	(4,434)	(3,420)	(17,179)	(19,957)	(152)	(0)
I-3	N/A	N/A	(1,081)	(861)	(66)	(0)
Administrative Class	N/A	N/A	(392)	(4,152)	N/A	N/A
Class A	(714)	(678)	(11,288)	(11,193)	(16)	(0)
Class C	(92)	(121)	(1,498)	(2,050)	(1)	(0)
Class C -2	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	0	0	0
I-2	0	0	0	0	0	0
I-3	N/A	N/A	0	0	0	0
Administrative Class	N/A	N/A	0	0	N/A	N/A
Class A	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Class C -2	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(c)	(14,300)	(13,801)	(190,430)	(171,361)	(2,445)	(145)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(540)	59,901	(146,940)	1,219,500	163,713	38,486
Fund Redemption Fee	0	0	0	0	0	0

Total Increase (Decrease) in Net Assets	(20,517)	94,232	(558,536)	1,535,051	159,210	38,704

Net Assets:

Beginning of year	406,562	312,330	5,270,260	3,735,209	38,704	0
End of year	$386,045	$406,562	$4,711,724	$5,270,260	$197,914	$38,704

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of the Fund was September 30, 2020.
(b)	Inception date of Class C-2 was October 21, 2020.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

34	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

PIMCO High Yield Spectrum Fund		PIMCO Long-Term Credit Bond Fund		PIMCO Low Duration Credit Fund		PIMCO Low Duration Income Fund

Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

$20,292	$18,351	$145,967	$142,032	$12,890	$14,882	$244,771	$167,621
7,959	(11,851)	66,181	204,770	5,147	8,670	96,053	(157,026)
(31,702)	68,394	(391,411)	35,481	(13,343)	29,207	(598,680)	670,207

(3,451)	74,894	(179,263)	382,283	4,694	52,759	(257,856)	680,802

(9,845)	(6,511)	(263,076)	(277,514)	(11,791)	(12,655)	(94,689)	(47,908)
(11,601)	(9,623)	(8,516)	(11,730)	(747)	(819)	(130,837)	(65,476)
(193)	(44)	N/A	N/A	N/A	N/A	(3,885)	(1,159)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(2,507)	(2,510)	N/A	N/A	(2,225)	(1,656)	(55,520)	(34,131)
(200)	(272)	N/A	N/A	(248)	(425)	(5,368)	(4,193)
N/A	N/A	N/A	N/A	N/A	N/A	(159)	(3	)(b)

0	0	0	0	0	0	0	(10,469)
0	0	0	0	0	0	0	(14,862)
0	0	N/A	N/A	N/A	N/A	0	(271)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
0	0	N/A	N/A	0	0	0	(8,768)
0	0	N/A	N/A	0	0	0	(1,225)
N/A	N/A	N/A	N/A	N/A	N/A	0	(6	)(b)

(24,346)	(18,960)	(271,592)	(289,244)	(15,011)	(15,555)	(290,458)	(188,471)

(100,773)	122,790	456,937	13,301	146,045	7,909	4,273,240	1,474,062
0	0	0	0	0	2	0	0

(128,570)	178,724	6,082	106,340	135,728	45,115	3,724,926	1,966,393

471,838	293,114	3,617,039	3,510,699	296,979	251,864	7,401,056	5,434,663
$343,268	$471,838	$3,623,121	$3,617,039	$432,707	$296,979	$11,125,982	$7,401,056

ANNUAL REPORT	|	MARCH 31, 2022	35

Consolidated Statements of Changes in Net Assets

	PIMCO Preferred and Capital Securities Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$77,013	$63,159
Net realized gain (loss)	72,892	(1,635)
Net change in unrealized appreciation (depreciation)	(230,599)	286,226

Net Increase (Decrease) in Net Assets Resulting from Operations	(80,694)	347,750

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(91,481)	(44,246)
I-2	(22,677)	(10,511)
I-3	(2,396)	(1,498)
Class A	(17,969)	(10,219)
Class C	(1,132)	(529)

Total Distributions(a)	(135,655)	(67,003)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	585,522	294,981

Total Increase (Decrease) in Net Assets	369,173	575,728

Net Assets:

Beginning of year	1,899,342	1,323,614
End of year	$2,268,515	$1,899,342

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

36	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Statement of Cash Flows

Year Ended March 31, 2022
(Amounts in thousands†)	PIMCO Long-Term Credit Bond Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(179,263)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(2,964,908)
Proceeds from sales of long-term securities	2,664,753
(Purchases) Proceeds from sales of short-term portfolio investments, net	59,168
(Increase) decrease in deposits with counterparty	13,953
(Increase) decrease in receivable for investments sold	173,221
(Increase) decrease in interest and/or dividends receivable	(4,390)
(Increase) decrease in dividends receivable from Affiliates	1
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	13,932
Proceeds from (Payments on) over the counter financial derivative instruments	26,349
Increase (decrease) in payable for investments purchased	(336,848)
Increase (decrease) in payable for unfunded loan commitments	(5,473)
Increase (decrease) in deposits from counterparty	(4,767)
Increase (decrease) in accrued investment advisory fees	11
Increase (decrease) in accrued supervisory and administrative fees	8
Proceeds from (Payments on) foreign currency transactions	613
Increase (decrease) in other liabilities	(5)
Net Realized (Gain) Loss
Investments in securities	(32,719)
Investments in Affiliates	1,254
Exchange-traded or centrally cleared financial derivative instruments	(10,486)
Over the counter financial derivative instruments	(24,376)
Foreign currency	146
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	376,066
Investments in Affiliates	(5)
Exchange-traded or centrally cleared financial derivative instruments	(1,258)
Over the counter financial derivative instruments	17,367
Foreign currency assets and liabilities	(759)
Net amortization (accretion) on investments	4,736

Net Cash Provided by (Used for) Operating Activities	(213,679)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	1,367,925
Payments on shares redeemed	(1,190,294)
Increase (decrease) in overdraft due to custodian	(69)
Cash distributions paid*	(5,317)
Proceeds from reverse repurchase agreements	22,964,905
Payments on reverse repurchase agreements	(22,946,834)
Proceeds from sale-buyback transactions	3,005,963
Payments on sale-buyback transactions	(2,983,121)

Net Cash Received from (Used for) Financing Activities	213,158

Net Increase (Decrease) in Cash and Foreign Currency	(521)

Cash and Foreign Currency:

Beginning of year	5,850
End of year	$5,329

* Reinvestment of distributions	$266,619

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$515
Non Cash Payment in Kind	$837

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year or period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	|	MARCH 31, 2022	37

Schedule of Investments	PIMCO Credit Opportunities Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 21.7%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~	$1,400	$1,421

ACProducts, Inc.
4.750% (LIBOR03M + 4.250%) due 05/17/2028 ~	2,089	1,901

Advantage Sales & Marketing, Inc.
5.250% (LIBOR03M + 4.500%) due 10/28/2027 ~	789	783

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~	400	397

Allied Universal Holding LLC
4.250% (LIBOR03M + 3.750%) due 05/12/2028 ~	100	98

AllSpring Buyer LLC
4.313% (LIBOR03M + 3.250%) due 11/01/2028 ~	177	177

Altice France SA
3.927% (LIBOR03M + 3.688%) due 01/31/2026 ~	2,011	1,971

Arches Buyer, Inc.
3.750% (LIBOR03M + 3.250%) due 12/06/2027 ~	344	339

ASP Unifrax Holdings, Inc.
4.756% (LIBOR03M + 3.750%) due 12/12/2025 ~	997	968

At Home Group, Inc.
4.750% (LIBOR03M + 4.250%) due 07/24/2028 ~	100	96

Avolon TLB Borrower 1 (U.S.) LLC
2.750% (LIBOR03M + 2.250%) due 12/01/2027 ~	594	590

Buckeye Partners LP
2.707% (LIBOR03M + 2.250%) due 11/01/2026 ~	3,184	3,166

Cablevision Lightpath LLC
3.750% (LIBOR03M + 3.250%) due 11/30/2027 ~	296	293

Caesars Resort Collection LLC
3.207% (LIBOR03M + 2.750%) due 12/23/2024 ~	791	788
3.957% (LIBOR03M + 3.500%) due 07/21/2025 ~	988	984

Calpine Corp.
2.960% (LIBOR03M + 2.500%) due 12/16/2027 ~	1,368	1,360

Camelot U.S. Acquisition Co.
3.457% (LIBOR03M + 3.000%) due 10/30/2026 ~	3,398	3,357

Carnival Corp.
3.750% (LIBOR03M + 3.000%) due 06/30/2025 ~	1,521	1,486
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~	200	195

Castlelake Aviation Ltd.
3.250% (LIBOR03M + 2.750%) due 10/22/2026 ~	259	253

Chobani LLC
4.500% (LIBOR03M + 3.500%) due 10/25/2027 ~	887	874

Citadel Securities LP
2.927% (LIBOR03M + 2.500%) due 02/02/2028 ~	495	493

Clear Channel Outdoor Holdings, Inc.
3.799% (LIBOR03M + 3.500%) due 08/21/2026 ~	1,587	1,563

CommScope, Inc.
3.707% (LIBOR03M + 3.250%) due 04/06/2026 ~	3,914	3,828

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cornerstone Building Brands, Inc.
3.750% (LIBOR03M + 3.250%) due 04/12/2028 ~		$6,006	$5,830

Coty, Inc.
2.365% (LIBOR03M + 2.250%) due 04/07/2025 ~		221	216

Crown Finance US, Inc. (7.000% Cash and 8.250% PIK)
7.000% - 8.250% (LIBOR03M + 7.000%) due 05/23/2024 ~(b)		19	23

Diamond Sports Group LLC
9.000% due 05/26/2026		268	273

DirecTV Financing LLC
5.750% (LIBOR03M + 5.000%) due 08/02/2027 ~		287	287

DT Midstream, Inc.
2.500% (LIBOR03M + 2.000%) due 06/26/2028 ~		199	199

Dun & Bradstreet Corp.
3.697% (LIBOR03M + 3.250%) due 02/06/2026 ~		1,182	1,173

EW Scripps Co.
3.750% (LIBOR03M + 3.000%) due 01/07/2028 ~		83	83

Fertitta Entertainment LLC
4.500% due 01/27/2029		200	199

Foundation Building Materials Holding Co. LLC
3.750% (LIBOR03M + 3.250%) due 02/03/2028 ~		209	206

GIP Blue Holding LP
5.506% (LIBOR03M + 4.500%) due 09/29/2028 ~		1,197	1,195

Grinding Media, Inc.
4.796% (LIBOR03M + 4.000%) due 10/12/2028 ~		200	198

Hertz Corp.
3.707% (LIBOR03M + 3.250%) due 06/30/2028 ~		2,340	2,328
3.750% (LIBOR03M + 3.250%) due 06/30/2028 ~		473	470

Hilton Grand Vacations Borrower LLC
3.500% (LIBOR03M + 3.000%) due 08/02/2028 ~		498	495

INEOS Styrolution U.S. Holding LLC
3.250% (LIBOR03M + 2.750%) due 01/29/2026 ~		893	878

Ingram Micro, Inc.
4.506% (LIBOR03M + 3.500%) due 06/30/2028 ~		893	886

Instant Brands Holdings, Inc.
5.750% (LIBOR03M + 5.000%) due 04/12/2028 ~		866	810

Intelsat Jackson Holdings SA
4.920% due 02/01/2029		21	20

IQVIA, Inc.
2.000% (EUR003M + 2.000%) due 03/07/2024 ~	EUR	1,000	1,093

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		$882	876
3.750% due 12/15/2027		594	588

Ivanti Software, Inc.
5.000% (LIBOR03M + 4.250%) due 12/01/2027 ~		1,592	1,572

Jazz Financing Lux SARL
4.000% (LIBOR03M + 3.500%) due 05/05/2028 ~		298	297

KKR Apple Bidco LLC
3.500% (LIBOR03M + 3.000%) due 09/23/2028 ~		399	395
6.250% (LIBOR03M + 5.750%) due 09/21/2029 ~		500	498

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LBM Acquisition LLC
4.500% (LIBOR03M + 3.750%) due 12/17/2027 ~		$498	$487

Organon & Co.
3.563% (LIBOR03M + 3.000%) due 06/02/2028 ~		2,507	2,496

Ortho-Clinical Diagnostics SA
3.235% (LIBOR03M + 3.000%) due 06/30/2025 ~		2,126	2,122

Parexel International Corp.
4.000% (LIBOR03M + 3.500%) due 11/15/2028 ~		2,200	2,186

Petco Health & Wellness Co., Inc.
4.256% (LIBOR03M + 3.250%) due 03/03/2028 ~		298	295

Phoenix Guarantor, Inc.
3.947% (LIBOR03M + 3.500%) due 03/05/2026 ~		99	98

Polaris Newco LLC
4.500% due 06/04/2028		100	99

PUG LLC
3.957% (LIBOR03M + 3.500%) due 02/12/2027 ~		1,191	1,171

Rackspace Technology Global, Inc.
3.500% (LIBOR03M + 2.750%) due 02/15/2028 ~		1,188	1,166

RegionalCare Hospital Partners Holdings, Inc.
4.197% (LIBOR03M + 3.750%) due 11/16/2025 ~		3,450	3,433

Reynolds Group Holdings, Inc.
4.000% (LIBOR03M + 3.500%) due 09/20/2028 ~		100	97

Scientific Games Holdings LP
TBD% due 04/04/2029		400	397

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		1,000	1,035

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~		3,100	3,071

Sound United
6.250% (LIBOR03M + 5.500%) due 04/28/2028 ~		494	493

Southwestern Energy Co.
3.301% due 06/22/2027		100	99

Spirit Aerosystems, Inc.
4.250% (LIBOR03M + 3.750%) due 01/15/2025 ~		1,592	1,592

Standard Industries, Inc.
3.788% (LIBOR03M + 2.500%) due 09/22/2028 ~		128	127

Starfruit Finco BV
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	189	205
4.006% (LIBOR03M + 3.000%) due 10/01/2025 ~		$223	220

Tempo Acquisition LLC
3.500% due 08/31/2028		199	198

Trans Union LLC
2.750% (LIBOR03M + 2.250%) due 12/01/2028 ~		174	172

TransDigm, Inc.
2.707% (LIBOR03M + 2.250%) due 08/22/2024 ~		199	197
2.707% (LIBOR03M + 2.250%) due 05/30/2025 ~		1,694	1,666
2.707% (LIBOR03M + 2.250%) due 12/09/2025 ~		1,383	1,360

Twin River Worldwide Holdings, Inc.
3.750% (LIBOR03M + 3.250%) due 10/02/2028 ~		1,945	1,936

U.S. Foods, Inc.
3.258% (LIBOR03M + 2.750%) due 11/22/2028 ~		100	99

38	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		$1,588	$1,572

USI, Inc.
4.006% (LIBOR03M + 3.000%) due 05/16/2024 ~		2,216	2,205
4.256% (LIBOR03M + 3.250%) due 12/02/2026 ~		489	486

Viad Corp.
5.500% (LIBOR03M + 5.000%) due 07/30/2028 «~		299	296

White Cap Buyer LLC
4.250% - 6.250% (PRIME + 3.000%) due 10/19/2027 ~		2,173	2,150

Zayo Group Holdings, Inc.
3.457% (LIBOR03M + 3.000%) due 03/09/2027 ~		2,052	2,000

Total Loan Participations and Assignments (Cost $84,033)			83,695

CORPORATE BONDS & NOTES 32.8%

BANKING & FINANCE 9.9%

American Assets Trust LP
3.375% due 02/01/2031		400	377

American International Group, Inc.
3.750% due 07/10/2025		1,800	1,831

Antares Holdings LP
3.750% due 07/15/2027		250	231

Apollo Commercial Real Estate Finance, Inc.
4.625% due 06/15/2029		1,100	1,000

Aviation Capital Group LLC
3.500% due 11/01/2027		1,200	1,138

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	1,500	1,568

Banco BTG Pactual SA
2.750% due 01/11/2026		$300	277

Bank of America Corp.
3.384% due 04/02/2026 •		500	500

BGC Partners, Inc.
4.375% due 12/15/2025		100	101

Brown & Brown, Inc.
4.950% due 03/17/2052		600	642

Burford Capital Global Finance LLC
6.250% due 04/15/2028		500	508

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		1,300	1,270

Flourish Century
6.600% due 02/04/2049 ^«(c)(j)		800	188

Ford Motor Credit Co. LLC
3.087% due 01/09/2023		800	802
4.950% due 05/28/2027		1,300	1,323

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028		1,200	1,093

Freedom Mortgage Corp.
7.625% due 05/01/2026		400	383

Global Atlantic Fin Co.
3.125% due 06/15/2031		900	807

Globalworth Real Estate Investments Ltd.
3.000% due 03/29/2025	EUR	1,400	1,573

GLP Capital LP
4.000% due 01/15/2030		$3,400	3,306

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		1,884	1,913

Host Hotels & Resorts LP
3.375% due 12/15/2029		200	191
3.500% due 09/15/2030		1,300	1,241

Howard Hughes Corp.
4.125% due 02/01/2029		500	470

HSBC Holdings PLC
4.600% due 12/17/2030 •(h)(i)		900	805

Intelsat Jackson Holdings SA
5.500% due 08/01/2023 «		100	0

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intesa Sanpaolo SpA
4.950% due 06/01/2042 •		$600	$515

Kaisa Group Holdings Ltd.
9.750% due 09/28/2023 ^(c)		500	94

Lincoln Financing SARL
3.625% due 04/01/2024	EUR	900	996

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		$2,300	2,264

Midcap Financial Issuer Trust
6.500% due 05/01/2028		900	848

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	100	130
4.625% due 08/01/2029		$800	794

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030		1,800	1,668

PennyMac Financial Services, Inc.
5.750% due 09/15/2031		900	801

PRA Group, Inc.
7.375% due 09/01/2025		1,350	1,409

RLJ Lodging Trust LP
3.750% due 07/01/2026		750	714

SBA Communications Corp.
3.125% due 02/01/2029		1,000	911

Seazen Group Ltd.
6.000% due 08/12/2024		1,100	704

Sitka Holdings LLC
5.506% due 07/06/2026 •		450	429

Starwood Property Trust, Inc.
3.625% due 07/15/2026		500	478

UPC Broadband Finco BV
4.875% due 07/15/2031		300	282

Wells Fargo & Co.
3.526% due 03/24/2028 •		200	200

Weyerhaeuser Co.
4.000% due 03/09/2052		1,025	1,026
7.375% due 03/15/2032		142	181

Yango Justice International Ltd.
7.500% due 04/15/2024 ^(c)		700	56
8.250% due 11/25/2023 ^(c)		200	16
9.250% due 04/15/2023 ^(c)		600	48

			38,102

INDUSTRIALS 21.5%

Adevinta ASA
2.625% due 11/15/2025	EUR	400	441

Air Canada
3.875% due 08/15/2026		$1,200	1,134

Altice France SA
2.125% due 02/15/2025	EUR	600	634

American Airlines, Inc.
5.500% due 04/20/2026		$1,000	1,009
5.750% due 04/20/2029		300	299

B.C. Unlimited Liability Co.
3.875% due 01/15/2028		800	760

BCPE Ulysses Intermediate, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 04/01/2027 (b)		2,000	1,817

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	1,500	1,825

Boeing Co.
5.150% due 05/01/2030		$1,000	1,068
5.705% due 05/01/2040		800	896
5.805% due 05/01/2050		500	579
5.930% due 05/01/2060		500	579

Bombardier, Inc.
7.125% due 06/15/2026		1,000	981
7.500% due 12/01/2024		480	496

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028		450	435

Boyne USA, Inc.
4.750% due 05/15/2029		100	96

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Broadcom, Inc.
3.187% due 11/15/2036		$15	$13

CCO Holdings LLC
4.500% due 06/01/2033		1,000	899

CDI Escrow Issuer, Inc.
5.750% due 04/01/2030 (a)		1,150	1,163

CF Industries, Inc.
5.375% due 03/15/2044		1,000	1,126

Chesapeake Energy Corp.
6.750% due 04/15/2029		900	955

Cia de Minas Buenaventura SAA
5.500% due 07/23/2026		300	296

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)		2,041	691

CPUK Finance Ltd.
4.875% due 02/28/2047	GBP	1,100	1,412

CSN Resources SA
4.625% due 06/10/2031		$900	822
5.875% due 04/08/2032		800	778

DAE Funding LLC
1.550% due 08/01/2024		1,800	1,702

DCP Midstream Operating LP
3.250% due 02/15/2032		700	631

Delta Air Lines, Inc.
4.500% due 10/20/2025		200	201

Diamond Sports Group LLC
5.375% due 08/15/2026		1,500	583
6.625% due 08/15/2027		1,200	250

DirecTV Financing LLC
5.875% due 08/15/2027		500	493

DISH DBS Corp.
5.750% due 12/01/2028		700	664

DT Midstream, Inc.
4.125% due 06/15/2029		600	576

Embecta Corp.
5.000% due 02/15/2030		200	189

Energy Transfer LP
5.000% due 05/15/2044		1,100	1,080

Esercizi Aeroportuali SEA SpA
3.500% due 10/09/2025	EUR	800	920

Expedia Group, Inc.
3.250% due 02/15/2030		$1,300	1,239

Fertitta Entertainment LLC
4.625% due 01/15/2029		600	570

Fortune Brands Home & Security, Inc.
4.000% due 03/25/2032		100	100

HCA, Inc.
3.500% due 09/01/2030		1,000	968
4.625% due 03/15/2052		975	986

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		700	636

Hyatt Hotels Corp.
4.375% due 09/15/2028		400	399

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	500	548

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026		600	629

Innophos Holdings, Inc.
9.375% due 02/15/2028		$400	425

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		70	70

Jaguar Land Rover Automotive PLC
5.875% due 11/15/2024	EUR	400	451

John Lewis PLC
4.250% due 12/18/2034	GBP	700	842

Las Vegas Sands Corp.
3.900% due 08/08/2029		$400	367

Lindblad Expeditions LLC
6.750% due 02/15/2027		200	201

Live Nation Entertainment, Inc.
3.750% due 01/15/2028		1,100	1,037
6.500% due 05/15/2027		1,600	1,706

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	39

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Magallanes, Inc.
5.141% due 03/15/2052		$950	$974

Manitowoc Co., Inc.
9.000% due 04/01/2026		900	939

Marriott International, Inc.
4.625% due 06/15/2030		159	165

MGM China Holdings Ltd.
5.250% due 06/18/2025		900	829

Mileage Plus Holdings LLC
6.500% due 06/20/2027		100	104

MPH Acquisition Holdings LLC
5.500% due 09/01/2028		800	769

NCL Corp. Ltd.
5.875% due 02/15/2027		1,400	1,381

Netflix, Inc.
5.375% due 11/15/2029		875	949

Newell Brands, Inc.
4.450% due 04/01/2026		950	957

Park River Holdings, Inc.
5.625% due 02/01/2029		2,650	2,146

Perrigo Finance Unlimited Co.
3.900% due 06/15/2030		500	471

Petroleos Mexicanos
6.700% due 02/16/2032		100	95

PGT Innovations, Inc.
4.375% due 10/01/2029		900	841

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		1,000	1,026

Prosus NV
3.832% due 02/08/2051		700	512

Rockcliff Energy LLC
5.500% due 10/15/2029		1,375	1,379

Rolls-Royce PLC
3.625% due 10/14/2025		300	291

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023		700	730
10.875% due 06/01/2023		400	426
11.500% due 06/01/2025		298	328

Sabre Global, Inc.
9.250% due 04/15/2025		1,300	1,443

Sands China Ltd.
3.800% due 01/08/2026		200	190
5.400% due 08/08/2028		3,300	3,251

Santos Finance Ltd.
3.649% due 04/29/2031		3,200	2,993

Sappi Papier Holding GmbH
3.125% due 04/15/2026	EUR	100	106

Sigma Holdco BV
5.750% due 05/15/2026		500	455

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		$100	99
4.600% due 06/15/2028		1,200	1,129
7.500% due 04/15/2025		2,400	2,490

Station Casinos LLC
4.625% due 12/01/2031		600	550

Studio City Finance Ltd.
5.000% due 01/15/2029		1,600	1,220
6.000% due 07/15/2025		300	275

T-Mobile USA, Inc.
2.625% due 04/15/2026		1,025	980

Time Warner Entertainment Co. LP
8.375% due 07/15/2033		200	262

Transocean Guardian Ltd.
5.875% due 01/15/2024		838	803

Travel & Leisure Co.
6.625% due 07/31/2026		200	209

Triumph Group, Inc.
8.875% due 06/01/2024		2,555	2,703

United Airlines Pass-Through Trust
5.875% due 04/15/2029		700	726

United Airlines, Inc.
4.375% due 04/15/2026		400	394
4.625% due 04/15/2029		300	286

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Viking Cruises Ltd.
13.000% due 05/15/2025	$2,000	$2,226

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029	200	183

Virgin Australia Holdings Pty. Ltd.
8.125% due 11/15/2024 ^(c)	900	32

White Cap Buyer LLC
6.875% due 10/15/2028	200	190

White Cap Parent LLC (8.250% Cash or 9.000% PIK)
8.250% due 03/15/2026 (b)	1,900	1,869

Wynn Macau Ltd.
5.125% due 12/15/2029	900	765
5.500% due 10/01/2027	1,200	1,040
5.625% due 08/26/2028	1,200	1,045

		82,893

UTILITIES 1.4%

Endeavor Energy Resources LP
5.750% due 01/30/2028	950	983

FirstEnergy Transmission LLC
4.350% due 01/15/2025	950	955

Gazprom PJSC via Gaz Finance PLC
2.950% due 01/27/2029	1,500	626

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	123	122

Pacific Gas & Electric Co.
2.500% due 02/01/2031	400	346
3.150% due 01/01/2026	1,100	1,061
4.550% due 07/01/2030	400	397

Rio Oil Finance Trust
8.200% due 04/06/2028	733	790

Sprint Corp.
7.125% due 06/15/2024	100	107
7.875% due 09/15/2023	200	213

		5,600

Total Corporate Bonds & Notes (Cost $139,320)		126,595

U.S. GOVERNMENT AGENCIES 0.5%

Freddie Mac
6.157% due 11/25/2055 «~	371	230

Ginnie Mae, TBA
2.000% due 04/01/2052	500	476
2.500% due 04/01/2052	1,100	1,067

Uniform Mortgage-Backed Security, TBA
2.000% due 04/01/2052	300	278
2.500% due 04/01/2052	100	95

Total U.S. Government Agencies (Cost $2,214)		2,146

U.S. TREASURY OBLIGATIONS 0.6%

U.S. Treasury Bonds
1.875% due 02/15/2041 (m)	700	624

U.S. Treasury Notes
1.875% due 02/15/2032	1,671	1,605

Total U.S. Treasury Obligations (Cost $2,295)		2,229

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.2%

American Home Mortgage Investment Trust
2.579% due 11/25/2045 ^•	38	22

Banc of America Funding Trust
2.880% due 09/20/2047 ^~	383	336
7.000% due 10/25/2037 ^	158	126

Banc of America Mortgage Trust
2.765% due 10/25/2035 ~	611	595

BCAP LLC Trust
0.897% due 05/25/2047 ^•	129	130
6.000% due 07/26/2037 ~	289	268

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
2.948% due 04/25/2037 ~	$356	$295

Chase Mortgage Finance Trust
2.879% due 09/25/2036 ^~	69	64

Citigroup Mortgage Loan Trust
6.000% due 11/25/2036	30	30

Constellation Oil Services Holding SA
1.000% due 12/31/2024 «	300	300

Countrywide Alternative Loan Trust
0.639% due 09/20/2046 ~	126	122
0.757% due 06/25/2035 ^•	317	232
0.837% due 07/25/2046 ^•	116	112
0.837% due 09/25/2046 ^•	305	299
0.857% due 04/25/2035 ^•	313	262
1.077% due 11/25/2035 •	113	107
1.757% due 10/25/2035 ^•	164	124
5.750% due 07/25/2035 ^	99	77
6.000% due 08/25/2036 ^•	235	176
6.000% due 05/25/2037 ^	623	370

Countrywide Home Loan Mortgage Pass-Through Trust
2.675% due 09/25/2037 ^~	159	155
5.750% due 07/25/2037 ^	93	62
6.000% due 10/25/2034	5	5

Credit Suisse Mortgage Capital Certificates
2.476% due 12/29/2037 ~	4,374	3,238

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036	667	456

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.557% due 08/25/2037 ^•	257	215
0.607% due 02/25/2047 •	1,949	1,385

First Horizon Alternative Mortgage Securities Trust
2.892% due 08/25/2035 ^~	85	79
6.000% due 05/25/2036 ^	7	4

Impac Secured Assets Trust
0.757% due 11/25/2036 •	217	211

IndyMac IMJA Mortgage Loan Trust
6.250% due 11/25/2037 ^	267	154

IndyMac INDX Mortgage Loan Trust
0.707% due 02/25/2037 •	256	189
2.845% due 11/25/2035 ^~	285	276
2.883% due 05/25/2037 ^~	116	108

MASTR Adjustable Rate Mortgages Trust
4.871% due 11/25/2034 ~	103	104

Merrill Lynch Alternative Note Asset Trust
0.677% due 03/25/2037 •	1,944	657

Morgan Stanley Mortgage Loan Trust
2.773% due 11/25/2037 ~	292	243

Residential Accredit Loans, Inc. Trust
0.807% due 08/25/2035 ^•	437	371
2.994% due 07/25/2035 ~	24	24
3.153% due 12/26/2034 ^~	245	117
4.397% due 09/25/2035 ^~	3	3

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036 ^	15	14

WaMu Mortgage Pass-Through Certificates Trust
1.473% due 07/25/2047 ^•	64	60
2.716% due 12/25/2036 ^~	113	110

Total Non-Agency Mortgage-Backed Securities (Cost $12,329)		12,287

ASSET-BACKED SECURITIES 4.7%

ACE Securities Corp. Home Equity Loan Trust
1.282% due 12/25/2045 ^•	623	536

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.917% due 01/25/2036 •	456	440

Asset-Backed Funding Certificates Trust
1.457% due 06/25/2037 •	312	289
1.507% due 03/25/2034 ^•	529	518

Bear Stearns Asset-Backed Securities Trust
0.797% due 05/25/2036 ^•	130	130
0.807% due 12/25/2035 ^•	285	163
2.257% due 07/25/2034 •	98	104

40	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
0.617% due 12/25/2036 •	$1,025	$671

GSAMP Trust
0.577% due 12/25/2036 •	447	266
0.687% due 12/25/2046 •	388	238

HSI Asset Securitization Corp. Trust
1.237% due 11/25/2035 •	935	925

Lehman XS Trust
0.767% due 03/25/2037 •	832	753

MASTR Asset-Backed Securities Trust
0.677% due 08/25/2036 •	535	257
0.757% due 08/25/2036 ~	1,210	584

Morgan Stanley ABS Capital, Inc. Trust
0.587% due 01/25/2037 •	3,580	1,765
0.597% due 10/25/2036 •	685	379
0.607% due 10/25/2036 ~	1,753	1,075
0.607% due 12/25/2036 •	100	62
0.687% due 09/25/2036 •	753	401
0.757% due 06/25/2036 •	171	156

Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^þ	1,096	531

New Century Home Equity Loan Trust
3.457% due 01/25/2033 ^~	74	67

People’s Financial Realty Mortgage Securities Trust
0.597% due 09/25/2036 •	3,662	1,309

Renaissance Home Equity Loan Trust
5.879% due 06/25/2037 ^þ	2,099	808

Residential Asset Mortgage Products Trust
0.917% due 12/25/2035 •	1,151	1,045

Residential Asset Securities Corp. Trust
1.337% due 08/25/2034 •	209	204

Securitized Asset-Backed Receivables LLC Trust
0.957% due 03/25/2036 •	1,321	990
0.957% due 05/25/2036 •	826	542

SG Mortgage Securities Trust
0.817% due 02/25/2036 •	1,087	701

Structured Asset Investment Loan Trust
1.582% due 01/25/2035 •	1,024	967
1.837% due 04/25/2033 •	35	35
2.032% due 01/25/2035 •	1,102	821
2.182% due 01/25/2035 ^•	820	268

Total Asset-Backed Securities (Cost $17,167)		18,000

SOVEREIGN ISSUES 2.3%

Argentina Government International Bond
0.500% due 07/09/2030 þ	233	71
1.000% due 07/09/2029	29	10

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.125% due 07/09/2035 þ		$153	$44
1.450% due 08/13/2023 (g)	ARS	4,020	21
2.500% due 07/09/2041 þ		$1,800	639
39.551% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	180	1

Australia Government International Bond
1.000% due 11/21/2031	AUD	900	570

Peru Government International Bond
5.940% due 02/12/2029	PEN	200	53
6.350% due 08/12/2028		9,600	2,605
6.950% due 08/12/2031		3,300	922

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	51,600	3,854

Total Sovereign Issues (Cost $9,987)			8,790

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%

Intelsat SA «(d)(j)		935	29

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(d)		304,919	30

Total Common Stocks (Cost $621)			59

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)		194	1

Total Rights (Cost $0)			1

WARRANTS 0.0%

FINANCIALS 0.0%

Guaranteed Rate, Inc. - Exp. 12/31/2060 «		1,461	0

INDUSTRIALS 0.0%

Cineworld Group PLC - Exp. 11/23/2025 «(j)		5,979	2

UTILITIES 0.0%

Vistra Corp. - Exp. 02/02/2024		34,977	6

Total Warrants (Cost $284)			8

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 29.0%

REPURCHASE AGREEMENTS (k) 0.9%
		$3,530

U.S. TREASURY BILLS 13.8%
0.387% due 04/12/2022 - 06/23/2022 (e)(f)(m)(o)	$53,300	53,269

U.S. TREASURY CASH MANAGEMENT BILLS 14.3%
0.532% due 05/17/2022 - 07/26/2022 (e)(f)	55,200	55,116

Total Short-Term Instruments (Cost $111,913)		111,915

Total Investments in Securities (Cost $380,163)		365,725

	SHARES
INVESTMENTS IN AFFILIATES 5.1%

SHORT-TERM INSTRUMENTS 5.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.1%

PIMCO Short-Term Floating NAV Portfolio III	2,032,075	19,731

Total Short-Term Instruments (Cost $19,961)		19,731

Total Investments in Affiliates (Cost $19,961)		19,731

Total Investments 99.9% (Cost $400,124)		$385,456

Financial Derivative Instruments (l)(n) (0.4)% (Cost or Premiums, net $213)		(1,506)

Other Assets and Liabilities, net 0.5%		2,095

Net Assets 100.0%		$386,045

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Zero coupon security.

(g)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	41

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Cineworld Group PLC - Exp. 11/23/2025	12/21/2020	$0	$2	0.00%
Flourish Century 6.600% due 02/04/2049	08/25/2021	788	188	0.05
Intelsat SA	11/12/2019	85	29	0.01

		$873	$219	0.06%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$800	U.S. Treasury Bills 0.000% due 08/04/2022	$(816)	$800	$800
SBI	0.150	03/18/2022	04/01/2022	1,365	Deere & Co. 3.900% due 06/09/2042	(1,383)	1,365	1,365
	0.150	04/01/2022	04/18/2022	1,365	Deere & Co. 3.900% due 06/09/2042	(1,382)	1,365	1,365

Total Repurchase Agreements						$(3,581)	$3,530	$3,530

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
Corporate Bonds & Notes (0.4)%
Industrials (0.4)%
Deere & Co.	3.900%	06/09/2042	$1,300	$(1,433)	$(1,382)

Total Short Sales (0.4)%				$(1,433)	$(1,382)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sale(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$800	$0	$0	$0	$800	$(816)	$(16)
SBI	2,730	0	0	0	2,730	(2,765))	(35)

Master Securities Forward Transaction Agreement
FOB	0	0	0	(1,382)	(1,382)	0	(1,382)

Total Borrowings and Other Financing Transactions	$3,530	$0	$0	$(1,382)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $16 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(1,332) at a weighted average interest rate of (1.568%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

42	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 134.500 on Euro-Bobl Bond May 2022 Futures (1)	04/2022	7	$0	$3	$0	$0
Euro-Bund 10-Year Bond June Futures	06/2022	1	(176)	6	0	(1)
Put Options Strike @ EUR 131.500 on Euro-Bobl Bond May 2022 Futures (1)	04/2022	7	(21)	(18)	6	(3)
U.S. Treasury 2-Year Note June Futures	06/2022	142	(30,093)	369	0	(23)
U.S. Treasury 5-Year Note June Futures	06/2022	261	(29,933)	762	0	(37)
U.S. Treasury 10-Year Note June Futures	06/2022	28	(3,441)	97	0	(7)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	51	(6,909)	59	0	(21)

Total Futures Contracts				$1,278	$6	$(92)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Anheuser-Busch InBev	(1.000)%	Quarterly	12/20/2023	0.313%	EUR	3,300	$(69)	$24	$(45)	$1	$0
AutoZone, Inc.	(1.000)	Quarterly	06/20/2024	0.215	$	4,400	(118)	41	(77)	0	0
ConocoPhillips	(1.000)	Quarterly	12/20/2024	0.223		300	0	(6)	(6)	0	0
Johnson Controls International PLC	(1.000)	Quarterly	12/20/2024	0.229		4,200	(153)	65	(88)	0	0
Kohl’s Corp.	(1.000)	Quarterly	12/20/2023	1.379		1,000	28	(22)	6	1	0
L Brands, Inc.	(1.000)	Quarterly	12/20/2023	1.063		1,050	81	(80)	1	1	0
Lowe’s Cos., Inc.	(1.000)	Quarterly	12/20/2023	0.164		1,900	(46)	18	(28)	1	0
Tyson Foods, Inc.	(1.000)	Quarterly	06/20/2024	0.244		4,400	(129)	55	(74)	0	(1)

							$(406)	$95	$(311)	$4	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	12/20/2024	4.326%		$400	$(12)	$19	$7	$0	$0
DISH DBS Corp.	5.000	Quarterly	12/20/2022	1.837		400	23	(14)	9	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.346		200	3	1	4	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	1.602	EUR	450	(81)	72	(9)	0	(1)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.829		600	(54)	34	(20)	0	(1)
Toll Brothers Finance Corp.	1.000	Quarterly	06/20/2026	1.410		$3,100	(28)	(21)	(49)	0	(4)

							$(149)	$91	$(58)	$0	$(6)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.IG-33 5-Year Index	(1.000)%	Quarterly	12/20/2024	$2,900	$27	$(67)	$(40)	$0	$0
CDX.IG-37 10-Year Index	(1.000)	Quarterly	12/20/2031	5,900	(32)	34	2	6	0

					$(5)	$(33)	$(38)	$6	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.HY-37 5-Year Index	5.000%	Quarterly	12/20/2026	$5,900	$498	$(117)	$381	$0	$(2)
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027	1,300	64	10	74	0	(1)

					$562	$(107)	$455	$0	$(3)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	43

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/21/2027	GBP	8,800	$(716)	$(56)	$(772)	$0	$(1)
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		1,500	146	18	164	0	(6)
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		1,900	402	9	411	0	(21)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	09/15/2027	JPY	292,500	(1)	19	18	0	(8)
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		$300	(11)	(8)	(19)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.930	Annual	03/24/2052		290	(2)	(1)	(3)	3	0
Pay	1-Year BRL-CDI	11.224	Maturity	01/04/2027	BRL	13,400	0	8	8	7	0
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027		5,500	0	4	4	3	0
Pay	1-Year BRL-CDI	11.715	Maturity	01/04/2027		5,600	0	19	19	3	0
Pay	3-Month CAD-Bank Bill	1.963	Semi-Annual	04/22/2031	CAD	2,500	0	(134)	(134)	6	0
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	12/17/2025	ZAR	20,300	0	(80)	(80)	7	0
Pay	3-Month ZAR-JIBAR	4.850	Quarterly	01/07/2026		1,500	0	(6)	(6)	0	0
Pay	3-Month ZAR-JIBAR	5.680	Quarterly	06/08/2026		6,600	0	(17)	(17)	2	0
Pay	3-Month ZAR-JIBAR	5.723	Quarterly	06/08/2026		5,600	0	(14)	(14)	2	0
Pay	6-Month CLP-CHILIBOR	5.850	Semi-Annual	01/31/2027	CLP	1,300,000	0	(27)	(27)	10	0
Pay	6-Month CLP-CHILIBOR	5.675	Semi-Annual	02/01/2027		510,000	0	(16)	(16)	4	0
Pay	6-Month CLP-CHILIBOR	5.517	Semi-Annual	02/02/2027		400,000	0	(16)	(16)	3	0
Pay	6-Month CLP-CHILIBOR	5.570	Semi-Annual	02/02/2027		300,000	0	(11)	(11)	2	0
Pay	6-Month CLP-CHILIBOR	5.600	Semi-Annual	02/03/2027		500,000	0	(17)	(17)	4	0
Pay	6-Month CLP-CHILIBOR	6.000	Semi-Annual	02/10/2027		700,000	0	(9)	(9)	5	0
Receive(7)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	5,100	479	78	557	0	(36)
Pay	28-Day MXN-TIIE	5.140	Lunar	03/24/2023	MXN	19,700	0	(29)	(29)	0	0
Pay	28-Day MXN-TIIE	5.345	Lunar	06/13/2023		42,100	0	(75)	(75)	2	0
Pay	28-Day MXN-TIIE	5.400	Lunar	03/05/2026		21,900	0	(112)	(112)	3	0
Pay	28-Day MXN-TIIE	5.925	Lunar	05/05/2026		6,600	(1)	(27)	(28)	1	0

							$296	$(500)	$(204)	$67	$(72)

Total Swap Agreements							$298	$(454)	$(156)	$77	$(82)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$6	$77	$83	$0	$(92)	$(82)	$(174)

(m)

Securities with an aggregate market value of $2,058 and cash of $3,060 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

44	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	06/2022			$171	HKD	1,333	$0	$0
	06/2022			459	MXN	9,612	18	0
	06/2022			199	ZAR	3,036	7	0
	06/2022		ZAR	35,159		$2,393	9	0
	11/2022			$30	ZAR	478	2	0

BPS	04/2022		BRL	2,333		$478	1	(13)
	04/2022			$418	AUD	574	12	0
	04/2022			485	BRL	2,333	5	0
	04/2022			1,152	NOK	9,929	0	(24)
	05/2022		BRL	5,527		$1,143	0	(8)
	05/2022		CAD	235		187	0	(1)
	05/2022		INR	41,774		543	0	(4)
	05/2022		MXN	1,899		91	0	(3)
	05/2022			$750	COP	2,950,726	28	0
	05/2022			91	IDR	1,299,230	0	0
	05/2022			40	ZAR	639	3	0
	06/2022		PLN	103		$24	0	(1)
	06/2022			$620	CLP	508,116	18	0
	08/2022			108	ZAR	1,722	8	0
	08/2022		ZAR	1,722		$116	0	0
	10/2022		PEN	3,241		794	0	(72)
	11/2022			$108	ZAR	1,741	8	0
	11/2022		ZAR	3,844		$257	1	0

CBK	04/2022		BRL	9,502		2,006	10	0
	04/2022	«	RUB	810		7	0	(2)
	04/2022			$1,816	BRL	9,502	180	0
	04/2022			62	MXN	1,338	5	0
	05/2022		CAD	98		$76	0	(2)
	05/2022			$264	PEN	980	1	0
	06/2022		MXN	8,701		$408	0	(24)
	06/2022			$107	MXN	2,246	4	0
	06/2022		ZAR	15,804		$1,081	9	0
	12/2022		PEN	14,699		3,505	0	(399)

DUB	04/2022	«	RUB	6		0	0	0
	06/2022			$226	PLN	1,030	18	0

GLM	04/2022		BRL	10,967		$2,228	0	(76)
	04/2022	«	RUB	2,142		18	0	(7)
	04/2022			$2,315	BRL	10,967	0	(11)
	04/2022	«		73	RUB	5,605	0	(7)
	05/2022		BRL	985		$206	1	0
	05/2022			$1,648	BRL	8,231	67	0
	06/2022		PLN	1,038		$238	0	(8)
	11/2022			$32	ZAR	506	2	0

HUS	04/2022		EUR	1,709		$1,879	0	(12)
	04/2022			$232	EUR	211	1	0

JPM	04/2022	«	RUB	854		$8	0	(2)
	05/2022			$116	IDR	1,667,478	0	0
	05/2022			346	INR	26,753	4	0
	05/2022			512	MXN	10,658	20	0
	06/2022		PLN	1,726		$395	0	(12)

MBC	05/2022			$102	IDR	1,462,193	0	0
	05/2022			193	INR	14,958	2	0

MYI	04/2022			10,420	EUR	9,357	0	(68)
	05/2022		EUR	9,357		$10,429	69	0
	05/2022			$91	IDR	1,305,690	0	0
	05/2022		ZAR	639		$42	0	(2)

RBC	05/2022			$693	CHF	639	0	0
	06/2022		MXN	3,199		$155	0	(4)

SCX	04/2022		EUR	7,859		8,839	145	0
	04/2022		GBP	3,578		4,802	102	0
	05/2022		CAD	90		71	0	(1)
	05/2022		GBP	3,578		4,710	11	0
	05/2022		INR	20,593		268	0	(2)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	45

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	05/2022			$270	INR	20,935	$4	$0
	06/2022		ZAR	649		$43	0	(2)
	08/2022			$844	PEN	3,155	4	0

SOG	06/2022			193	PLN	845	6	0

UAG	04/2022	«	RUB	1,793		$16	0	(5)
	06/2022			$221	PLN	960	6	0
	11/2022			71	ZAR	1,119	3	0

Total Forward Foreign Currency Contracts							$794	$(772)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.060%	10/25/2023	4,300	$245	$476

BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	790	90	244

JPM	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	520	58	161

Total Purchased Options							$393	$881

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200%	07/20/2022	700	$(1)	$(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	07/20/2022	300	(3)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	1,000	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	100	0	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	1,700	(4)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	2,000	(3)	(2)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	800	(2)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	300	(2)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	200	(2)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	400	(4)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	200	(2)	(1)

BRC	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	500	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	700	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	300	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	1,000	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	200	(1)	0

CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	900	(1)	(1)

DUB	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	1,200	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	900	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	700	(1)	0

GST	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	05/18/2022	300	(2)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	200	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	700	(1)	(1)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	700	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	1,100	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	600	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	400	(4)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	200	(2)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	300	(3)	(1)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.200	07/20/2022	400	(1)	(1)

MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	1,100	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	700	(2)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	1,500	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	900	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	700	(1)	0

						$ (58)	$ (25)

46	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	10/25/2023	21,500	$(246)	$(811)

BPS	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	04/07/2022	700	(3)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.700	04/07/2022	700	(4)	(11)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	2,390	(89)	(387)

CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/16/2022	700	(3)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/16/2022	700	(3)	(6)

DUB	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350	08/08/2022	800	(3)	(1)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.550	08/08/2022	800	(3)	(7)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	46,900	(95)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	46,900	(95)	(774)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/11/2022	1,600	(6)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/11/2022	1,600	(6)	(13)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.459	04/01/2022	2,200	(22)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.859	04/01/2022	2,200	(22)	(59)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.410	04/04/2022	500	(5)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.860	04/04/2022	500	(5)	(14)

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	04/08/2022	2,300	(8)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	04/08/2022	2,300	(13)	(43)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	1,560	(56)	(253)

							$ (687)	$(2,382)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
SAL	Call - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	$101.191	04/14/2022	200	$(1)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.047	05/05/2022	200	(1)	(4)

					$(2)	$(4)

Total Written Options					$(747)	$(2,411)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)		Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
CBK	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	0.351%	$	5,700	$64	$(129)	$0	$(65)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)		Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BRC	Huarong Finance Co. Ltd.	1.000%	Quarterly	12/20/2024	2.408%	$	200	$(4)	$(3)	$0	$(7)
	Italy Government International Bond	1.000	Quarterly	12/20/2024	0.277		600	2	10	12	0

FBF	Italy Government International Bond	1.000	Quarterly	12/20/2024	0.277		1,500	3	26	29	0

								$1	$33	$41	$(7)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BPS	CDX.HY-31 5-Year Index 25-35%	5.000%	Quarterly	12/20/2023	$100	$12	$(5)	$7	$0

CBK	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	200	21	(6)	15	0

GST	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	400	47	(18)	29	0

JPM	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	900	112	(46)	66	0

MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	100	12	(5)	7	0

						$204	$(80)	$124	$0

Total Swap Agreements						$269	$(176)	$165	$(72)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	47

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$36	$476	$0	$512	$0	$(818)	$0	$(818)	$(306)	$272	$(34)
BPS	84	244	7	335	(126)	(403)	0	(529)	(194)	0	(194)
BRC	0	0	12	12	0	(2)	(7)	(9)	3	0	3
CBK	209	0	15	224	(427)	(7)	(65)	(499)	(275)	262	(13)
DUB	18	0	0	18	0	(8)	0	(8)	10	0	10
FBF	0	0	29	29	0	0	0	0	29	0	29
GLM	70	0	0	70	(109)	(863)	0	(972)	(902)	873	(29)
GST	0	0	29	29	0	(3)	0	(3)	26	0	26
HUS	1	0	0	1	(12)	0	0	(12)	(11)	0	(11)
JPM	24	161	66	251	(14)	(301)	0	(315)	(64)	0	(64)
MBC	2	0	0	2	0	0	0	0	2	0	2
MYC	0	0	7	7	0	(2)	0	(2)	5	0	5
MYI	69	0	0	69	(70)	0	0	(70)	(1)	0	(1)
RBC	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
SAL	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
SCX	266	0	0	266	(5)	0	0	(5)	261	(320)	(59)
SOG	6	0	0	6	0	0	0	0	6	0	6
UAG	9	0	0	9	(5)	0	0	(5)	4	0	4

Total Over the Counter	$794	$881	$165	$1,840	$(772)	$(2,411)	$(72)	$(3,255)

(o)

Securities with an aggregate market value of $1,407 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

48	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6
Swap Agreements	0	10	0	0	67	77

	$0	$10	$0	$0	$73	$83

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$794	$0	$794
Purchased Options	0	0	0	0	881	881
Swap Agreements	0	165	0	0	0	165

	$0	$165	$0	$794	$881	$1,840

	$0	$175	$0	$794	$954	$1,923

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$92	$92
Swap Agreements	0	10	0	0	72	82

	$0	$10	$0	$0	$164	$174

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$772	$0	$772
Written Options	0	25	0	0	2,386	2,411
Swap Agreements	0	72	0	0	0	72

	$0	$97	$0	$772	$2,386	$3,255

	$0	$107	$0	$772	$2,550	$3,429

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	1,195	1,195
Swap Agreements	0	524	0	0	(1,442)	(918)

	$0	$524	$0	$0	$(243)	$281

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,726	$0	$1,726
Purchased Options	0	(729)	0	0	(2)	(731)
Written Options	0	780	0	22	513	1,315
Swap Agreements	0	46	0	0	(1)	45

	$0	$97	$0	$1,748	$510	$2,355

	$0	$621	$0	$1,748	$267	$2,636

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$289	$289
Swap Agreements	0	(25)	0	0	(602)	(627)

	$0	$(25)	$0	$0	$(313)	$(338)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(793)	$0	$(793)
Purchased Options	0	257	0	0	345	602
Written Options	0	(221)	0	(6)	(1,526)	(1,753)
Swap Agreements	0	(83)	0	0	0	(83)

	$0	$(47)	$0	$(799)	$(1,181)	$(2,027)

	$0	$(72)	$0	$(799)	$(1,494)	$(2,365)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	49

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)	March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$83,399	$296	$83,695
Corporate Bonds & Notes
Banking & Finance	0	37,914	188	38,102
Industrials	0	82,893	0	82,893
Utilities	0	5,600	0	5,600
U.S. Government Agencies	0	1,916	230	2,146
U.S. Treasury Obligations	0	2,229	0	2,229
Non-Agency Mortgage-Backed Securities	0	11,987	300	12,287
Asset-Backed Securities	0	18,000	0	18,000
Sovereign Issues	0	8,790	0	8,790
Common Stocks
Financials	0	0	29	29
Real Estate	0	0	30	30
Rights
Financials	0	0	1	1
Warrants
Industrials	0	0	2	2
Utilities	6	0	0	6
Short-Term Instruments
Repurchase Agreements	0	3,530	0	3,530
U.S. Treasury Bills	0	53,269	0	53,269
U.S. Treasury Cash Management Bills	0	55,116	0	55,116

	$6	$364,643	$1,076	$365,725

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$19,731	$0	$0	$19,731

Total Investments	$19,737	$364,643	$1,076	$385,456

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
Corporate Bonds & Notes	$0	$(1,382)	$0	$(1,382)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6	77	0	83
Over the counter	0	1,840	0	1,840

	$6	$1,917	$0	$1,923

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4)	(170)	0	(174)
Over the counter	0	(3,232)	(23)	(3,255)

	$(4)	$(3,402)	$(23)	$(3,429)

Total Financial Derivative Instruments	$2	$(1,485)	$(23)	$(1,506)

Totals	$19,739	$361,776	$1,053	$382,568

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

50	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Diversified Income Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.6%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$5,250	$5,327

Academy Ltd.
4.500% (LIBOR03M + 3.750%) due 11/05/2027 ~		372	370

Advantage Sales & Marketing, Inc.
5.250% (LIBOR03M + 4.500%) due 10/28/2027 ~		988	980

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~		1,900	1,883

Allied Universal Holding LLC
4.250% (LIBOR03M + 3.750%) due 05/12/2028 ~		1,592	1,568

Altar Bidco, Inc.
6.100% (LIBOR03M + 5.600%) due 02/01/2030 ~		900	891

Altice France SA
3.927% (LIBOR03M + 3.688%) due 01/31/2026 ~		2,986	2,928
4.506% (LIBOR03M + 4.000%) due 08/14/2026 ~		4,537	4,459

American Builders & Contractors Supply Co., Inc.
2.457% (LIBOR03M + 2.000%) due 01/15/2027 ~		1,073	1,061

APi Group DE, Inc.
2.957% (LIBOR03M + 2.500%) due 10/01/2026 ~		376	372

Arches Buyer, Inc.
3.750% (LIBOR03M + 3.250%) due 12/06/2027 ~		3,456	3,405

Armor Holding LLC
5.000% (LIBOR03M + 4.500%) due 12/11/2028 ~		1,200	1,201

Asplundh Tree Expert LLC
2.207% (LIBOR03M + 1.750%) due 09/07/2027 ~		2,384	2,363

Asurion LLC
3.457% (LIBOR03M + 3.000%) due 11/03/2024 ~		231	228

B.C. Unlimited Liability Co.
2.207% (LIBOR03M + 1.750%) due 11/19/2026 ~		88	86

Bausch Health Co., Inc.
3.207% (LIBOR03M + 2.750%) due 11/27/2025 ~		20	20
3.457% (LIBOR03M + 3.000%) due 06/02/2025 ~		1,469	1,459

BCPE Empire Holdings, Inc.
4.500% (LIBOR03M + 4.000%) due 06/11/2026 «~		1,999	1,984

Boels Topholding BV
3.250% (EUR003M + 3.250%) due 02/06/2027 ~	EUR	3,000	3,259

Brooks Automation
3.850% due 02/01/2029		$1,500	1,483

Caesars Resort Collection LLC
3.207% (LIBOR03M + 2.750%) due 12/23/2024 ~		3,913	3,898
3.957% (LIBOR03M + 3.500%) due 07/21/2025 ~		5,491	5,468

Carnival Corp.
3.750% (LIBOR03M + 3.000%) due 06/30/2025 ~		1,484	1,449
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		5,885	5,763

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~		8,132	7,784

CenturyLink, Inc.
2.707% (LIBOR03M + 2.250%) due 03/15/2027 ~		5,635	5,495

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
2.210% (LIBOR03M + 1.750%) due 02/01/2027 ~		$13,232	$13,137

Chobani LLC
4.500% (LIBOR03M + 3.500%) due 10/25/2027 ~		985	971

Clear Channel Outdoor Holdings, Inc.
3.799% (LIBOR03M + 3.500%) due 08/21/2026 ~		980	965

Cornerstone Building Brands, Inc.
3.750% (LIBOR03M + 3.250%) due 04/12/2028 ~		3,018	2,929

Cromwell EREIT Lux Finco SARL
1.500% (EUR003M + 1.500%) due 11/21/2024 «~	EUR	2,700	2,904

CSC Holdings LLC
2.897% (LIBOR03M + 2.500%) due 04/15/2027 ~		$2,188	2,155

Diamond Sports Group LLC
9.000% due 05/26/2026		566	575

DirecTV Financing LLC
5.750% (LIBOR03M + 5.000%) due 08/02/2027 ~		2,197	2,197

Endurance International Group
4.250% (LIBOR03M + 3.500%) due 02/10/2028 ~		2,784	2,702

Forest City Enterprises LP
3.957% (LIBOR03M + 3.500%) due 12/08/2025 ~		169	168

Foundation Building Materials Holding Co. LLC
3.750% (LIBOR03M + 3.250%) due 02/03/2028 ~		993	975

Frontier Communications Corp.
4.813% (LIBOR03M + 3.750%) due 10/08/2027 ~		1,980	1,951

Gates Global LLC
3.250% (LIBOR03M + 2.500%) due 03/31/2027 ~		1,552	1,535

GIP Blue Holding LP
5.506% (LIBOR03M + 4.500%) due 09/29/2028 ~		9,052	9,038

Global Medical Response, Inc.
5.250% (LIBOR03M + 4.250%) due 03/14/2025 ~		288	287

Golden Entertainment, Inc.
3.750% (LIBOR03M + 3.000%) due 10/21/2024 ~		325	322

GoTo Group, Inc.
5.218% (LIBOR03M + 4.750%) due 08/31/2027 ~		2,360	2,324

Graham Packaging Co., Inc.
3.750% (LIBOR03M + 3.000%) due 08/04/2027 ~		2,269	2,234

Hertz Corp.
3.707% (LIBOR03M + 3.250%) due 06/30/2028 ~		2,288	2,275
3.750% (LIBOR03M + 3.250%) due 06/30/2028 ~		433	431

Hilton Worldwide Finance LLC
2.207% (LIBOR03M + 1.750%) due 06/22/2026 ~		2,639	2,613

iHeartCommunications, Inc.
3.457% (LIBOR03M + 3.000%) due 05/01/2026 ~		648	645

Illuminate Buyer LLC
3.957% (LIBOR03M + 3.500%) due 06/30/2027 ~		620	600

Ineos Finance PLC
2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	4,800	5,274

Instant Brands Holdings, Inc.
5.750% (LIBOR03M + 5.000%) due 04/12/2028 ~		$963	900

Intelsat Jackson Holdings SA
4.920% due 02/01/2029		1,539	1,516

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IRB Holding Corp.
3.750% due 12/15/2027		$2,723	$2,697

Iridium Satellite LLC
3.250% (LIBOR03M + 2.500%) due 11/04/2026 ~		488	484

Ivanti Software, Inc.
5.000% (LIBOR03M + 4.250%) due 12/01/2027 ~		1,309	1,293

Kronos Acquisition Holdings, Inc.
4.250% (LIBOR03M + 3.750%) due 12/22/2026 ~		1,238	1,140

LBM Acquisition LLC
4.500% (LIBOR03M + 3.750%) due 12/17/2027 ~		1,643	1,608

Lealand Finance Co. BV (1.475% Cash and 3.000% PIK)
4.475% (LIBOR03M + 1.000%) due 06/30/2025 ~(b)		34	17

Madison IAQ LLC
4.524% (LIBOR03M + 3.250%) due 06/21/2028 ~		796	786

Marriott Ownership Resorts, Inc.
2.207% (LIBOR03M + 1.750%) due 08/29/2025 ~		771	753

Medline Borrower LP
3.750% (LIBOR03M + 3.250%) due 10/23/2028 ~		2,000	1,981

MH Sub LLC
3.957% (LIBOR03M + 3.500%) due 09/13/2024 ~		3,994	3,954

MPH Acquisition Holdings LLC
4.758% (LIBOR03M + 4.250%) due 09/01/2028 ~		898	874

Nexstar Broadcasting, Inc.
2.731% (LIBOR03M + 2.500%) due 09/18/2026 ~		841	839

Nielsen Finance LLC
2.306% (LIBOR03M + 2.000%) due 10/04/2023 ~		331	331

Olympus Water U.S. Holding Corp.
4.746% (LIBOR03M + 3.750%) due 11/09/2028 ~		2,294	2,242

Organon & Co.
3.563% (LIBOR03M + 3.000%) due 06/02/2028 ~		2,820	2,808

Parexel International Corp.
4.000% (LIBOR03M + 3.500%) due 11/15/2028 ~		400	398

Pelican Products, Inc.
4.750% (LIBOR03M + 4.250%) due 12/29/2028 ~		1,100	1,079

Peraton Corp.
4.500% (LIBOR03M + 3.750%) due 02/01/2028 ~		1,944	1,931

PUG LLC
3.957% (LIBOR03M + 3.500%) due 02/12/2027 ~		1,092	1,073

Rackspace Technology Global, Inc.
3.500% (LIBOR03M + 2.750%) due 02/15/2028 ~		990	972

RegionalCare Hospital Partners Holdings, Inc.
4.197% (LIBOR03M + 3.750%) due 11/16/2025 ~		1,987	1,977

RPI Intermediate Finance Partnership LP
2.207% (LIBOR03M + 1.750%) due 02/11/2027 ~		104	104

Sabre Global, Inc.
4.000% (LIBOR03M + 3.500%) due 12/17/2027 ~		2,779	2,752

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		2,000	2,071

SOCAR Turkey Enerji AS
3.450% (EUR003M + 3.450%) due 08/11/2026 ~	EUR	4,000	4,226

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	51

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Softbank Vision Fund
5.000% due 12/21/2025 «		$9,799	$9,799

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~		948	939

Sound United
6.250% (LIBOR03M + 5.500%) due 04/28/2028 ~		2,543	2,540

Spirit Aerosystems, Inc.
4.250% (LIBOR03M + 3.750%) due 01/15/2025 ~		691	691

SRS Distribution, Inc.
4.000% - 4.250% (LIBOR03M + 3.500%) due 06/02/2028 ~		448	443

Standard Industries, Inc.
3.788% (LIBOR03M + 2.500%) due 09/22/2028 ~		3,045	3,035

Staples, Inc.
5.317% (LIBOR03M + 5.000%) due 04/16/2026 ~		2,505	2,372

Starfruit Finco BV
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	755	821
4.006% (LIBOR03M + 3.000%) due 10/01/2025 ~		$1,966	1,938

Stars Group Holdings BV
3.256% (LIBOR03M + 2.250%) due 07/21/2026 ~		2,189	2,173

Steenbok Lux Finco 2 SARL (7.875% PIK)
7.875% (EUR003M + 7.875%) due 12/29/2022 ~(b)	EUR	557	631

Summer Holdco B SARL
5.506% (LIBOR03M + 4.500%) due 12/04/2026 ~		$2,070	2,061

TransDigm, Inc.
2.707% (LIBOR03M + 2.250%) due 12/09/2025 ~		5,851	5,752

Twin River Worldwide Holdings, Inc.
3.750% (LIBOR03M + 3.250%) due 10/02/2028 ~		2,070	2,060

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		2,284	2,261

Virtusa Corp.
4.500% (LIBOR03M + 3.750%) due 02/11/2028 ~		693	686

Weber-Stephen Products LLC
4.000% (LIBOR03M + 3.250%) due 10/30/2027 ~		814	791

White Cap Buyer LLC
4.250% - 6.250% (PRIME + 3.000%) due 10/19/2027 ~		988	977

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		393	391

Worldwide Express Operations LLC
5.750% (LIBOR03M + 4.250%) due 07/26/2028 ~		1,097	1,088

Yahoo(Verizon Media)
6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~		2,600	2,588

Zayo Group Holdings, Inc.
3.250% (EUR003M + 3.250%) due 03/09/2027 ~	EUR	980	1,055

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		$362	337

Ziggo BV
3.000% (EUR003M + 3.000%) due 01/31/2029 ~	EUR	600	651

Ziggo Financing Partnership BV
2.897% (LIBOR03M + 2.500%) due 04/30/2028 ~		$3,410	3,362

Total Loan Participations and Assignments (Cost $217,293)			214,639

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 52.5%

BANKING & FINANCE 17.3%

AerCap Ireland Capital DAC
3.650% due 07/21/2027 (k)		$10,055	$9,760
4.450% due 04/03/2026		550	556

AIA Group Ltd.
3.200% due 09/16/2040		800	712

Aircastle Ltd.
2.850% due 01/26/2028		560	504

Allied Universal Holdco LLC
3.625% due 06/01/2028	EUR	4,425	4,494
6.625% due 07/15/2026		$4,152	4,207

Ally Financial, Inc.
3.875% due 05/21/2024		1,400	1,417
5.750% due 11/20/2025		675	710
8.000% due 11/01/2031		14,166	17,722

American Assets Trust LP
3.375% due 02/01/2031		1,810	1,705

American Campus Communities Operating Partnership LP
2.850% due 02/01/2030		600	563

American Homes 4 Rent LP
2.375% due 07/15/2031		100	88
3.375% due 07/15/2051		100	84
4.250% due 02/15/2028		1,030	1,047
4.900% due 02/15/2029		1,910	2,035

American International Group, Inc.
5.750% due 04/01/2048 •		950	958

American Tower Corp.
2.100% due 06/15/2030		1,200	1,048
2.750% due 01/15/2027		1,860	1,784
2.900% due 01/15/2030		870	808
3.375% due 10/15/2026		290	287
3.700% due 10/15/2049		2,000	1,788
3.800% due 08/15/2029		2,850	2,840

AmWINS Group, Inc.
4.875% due 06/30/2029		1,100	1,057

Antares Holdings LP
2.750% due 01/15/2027		1,050	925

Aon Corp.
2.800% due 05/15/2030		670	639

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031		1,250	1,182

Asteroid Private Merger Sub, Inc.
8.500% due 11/15/2029		550	534

Aviation Capital Group LLC
5.500% due 12/15/2024		3,030	3,122

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		7,590	6,718
2.875% due 02/15/2025		2,000	1,922
3.250% due 02/15/2027		500	471
4.250% due 04/15/2026		1,575	1,555
5.250% due 05/15/2024		4,700	4,802

Banca Monte dei Paschi di Siena SpA
3.625% due 09/24/2024	EUR	1,300	1,393
5.375% due 01/18/2028 •(k)		2,400	1,757
10.500% due 07/23/2029		2,400	1,955

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(g)(h)		1,800	2,062

Banco Bradesco SA
2.850% due 01/27/2023		$3,100	3,116
3.200% due 01/27/2025		3,000	2,976

Banco BTG Pactual SA
4.500% due 01/10/2025		6,000	5,963

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	5,400	1,414

Banco de Sabadell SA
1.750% due 05/10/2024	EUR	100	110

Banco do Brasil SA
3.250% due 09/30/2026		$3,000	2,891
4.875% due 04/19/2023		4,000	4,109

Banco General SA
5.250% due 05/07/2031 •(g)(h)		2,000	1,969

Banco Mercantil del Norte SA
8.375% due 10/14/2030 •(g)(h)		2,600	2,719

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Santander Chile
2.700% due 01/10/2025		$3,000	$2,939

Banco Santander SA
2.746% due 05/28/2025		800	780
3.490% due 05/28/2030		400	388

Banco Votorantim SA
4.500% due 09/24/2024		600	611

Bank of America Corp.
2.676% due 06/19/2041 •		640	542
2.687% due 04/22/2032 •		3,000	2,763
2.884% due 10/22/2030 •		4,490	4,263
3.705% due 04/24/2028 •		8,900	8,968

Bank of Nova Scotia
4.900% due 06/04/2025 •(g)(h)		2,000	2,005

Barclays Bank PLC
7.625% due 11/21/2022 (h)		4,822	4,944

Barclays PLC
2.375% due 10/06/2023 •	GBP	100	131
3.250% due 01/17/2033		900	1,166
3.650% due 03/16/2025		$200	201
4.375% due 01/12/2026		4,100	4,190
4.375% due 03/15/2028 •(g)(h)		1,800	1,590
6.125% due 12/15/2025 •(g)(h)		3,000	3,067
6.375% due 12/15/2025 •(g)(h)	GBP	600	816
7.125% due 06/15/2025 •(g)(h)		3,700	5,126
7.250% due 03/15/2023 •(g)(h)		4,600	6,217
7.750% due 09/15/2023 •(g)(h)		$1,400	1,455
7.875% due 09/15/2022 •(g)(h)	GBP	1,600	2,146
8.000% due 06/15/2024 •(g)(h)		$2,800	2,965

BGC Partners, Inc.
4.375% due 12/15/2025		2,540	2,561
5.375% due 07/24/2023		470	481

BNP Paribas SA
1.904% due 09/30/2028 •		750	673
2.219% due 06/09/2026 •		1,600	1,523
3.052% due 01/13/2031 •		4,600	4,311
4.400% due 08/14/2028		1,200	1,223
4.625% due 01/12/2027 •(g)(h)		2,200	2,074
4.705% due 01/10/2025 •		500	511
7.000% due 08/16/2028 •(g)(h)		2,000	2,161

BOC Aviation Ltd.
2.750% due 09/18/2022		1,600	1,601
3.500% due 01/31/2023		200	201
4.000% due 01/25/2024		200	202

Brandywine Operating Partnership LP
3.950% due 11/15/2027		100	100

Brixmor Operating Partnership LP
4.125% due 05/15/2029		190	195

Brookfield Finance, Inc.
3.900% due 01/25/2028		432	434
4.350% due 04/15/2030		3,400	3,543
4.700% due 09/20/2047		626	666

Brookfield Property REIT, Inc.
5.750% due 05/15/2026		1,595	1,583

Burford Capital Global Finance LLC
6.250% due 04/15/2028		2,100	2,135

Citigroup, Inc.
2.572% due 06/03/2031 •(i)(k)		4,400	4,039
3.106% due 04/08/2026 •		2,100	2,084

Corsair International Ltd.
4.850% due 01/28/2027 «•	EUR	1,500	1,574
5.200% due 01/28/2029 «•		1,500	1,570

Credit Acceptance Corp.
5.125% due 12/31/2024		$3,420	3,437

Credit Agricole SA
1.907% due 06/16/2026 •		3,550	3,355
7.500% due 06/23/2026 •(g)(h)	GBP	200	280

Credit Suisse AG
6.500% due 08/08/2023 (h)		$16,425	16,882

Credit Suisse Group AG
2.043% (US0003M + 1.240%) due 06/12/2024 ~		900	906
2.593% due 09/11/2025 •		1,950	1,885
2.997% due 12/14/2023 •		500	500
3.091% due 05/14/2032 •		1,525	1,378
3.869% due 01/12/2029 •		4,250	4,153
4.194% due 04/01/2031 •		3,100	3,064

52	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.207% due 06/12/2024 •		$2,500	$2,523
6.250% due 12/18/2024 •(g)(h)		2,300	2,326
6.375% due 08/21/2026 •(g)(h)		650	643
7.125% due 07/29/2022 •(g)(h)		1,500	1,506
7.250% due 09/12/2025 •(g)(h)		500	506
7.500% due 07/17/2023 •(g)(h)		5,200	5,293
7.500% due 12/11/2023 •(g)(h)		5,400	5,599

Crown Castle International Corp.
2.250% due 01/15/2031		3,350	2,958
3.100% due 11/15/2029		1,020	968
3.200% due 09/01/2024		334	335
3.250% due 01/15/2051		2,470	2,076
3.650% due 09/01/2027		1,464	1,456
4.000% due 03/01/2027		199	202
4.000% due 11/15/2049		500	474

CTR Partnership LP
3.875% due 06/30/2028		1,325	1,251

CubeSmart LP
2.000% due 02/15/2031		1,525	1,329

Curo Group Holdings Corp.
7.500% due 08/01/2028		1,775	1,528

CyrusOne LP
1.450% due 01/22/2027	EUR	700	801
2.150% due 11/01/2030		$1,000	999
3.450% due 11/15/2029		600	618

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		7,625	7,448

Deutsche Bank AG
3.035% due 05/28/2032 •(i)		500	450
3.547% due 09/18/2031 •		2,500	2,361
3.729% due 01/14/2032 •(i)		3,000	2,680
3.961% due 11/26/2025 •		3,400	3,400
5.882% due 07/08/2031 •		3,100	3,218

Discover Bank
4.650% due 09/13/2028		1,100	1,143

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		2,800	2,673

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		37	37

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		2,632	2,612

Enact Holdings, Inc.
6.500% due 08/15/2025		1,450	1,498

Equinix, Inc.
2.150% due 07/15/2030		210	184
3.200% due 11/18/2029		910	872

Erste Group Bank AG
4.250% due 10/15/2027 •(g)(h)	EUR	400	422

Essex Portfolio LP
1.650% due 01/15/2031		$700	597
2.650% due 03/15/2032		690	632
2.650% due 09/01/2050		300	234

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	700	780
4.625% due 04/29/2030		$1,200	1,235

Ford Credit Canada Co.
3.742% due 05/08/2023 (i)	CAD	4,000	3,207

Ford Motor Credit Co. LLC
0.000% due 12/07/2022 •	EUR	700	772
0.172% due 12/01/2024 •		600	639
0.207% due 11/15/2023 •		100	108
1.383% (US0003M + 1.080%) due 08/03/2022 ~		$200	199
1.741% (US0003M + 1.235%) due 02/15/2023 ~		200	199
1.744% due 07/19/2024	EUR	1,400	1,524
2.700% due 08/10/2026		$1,000	931
2.748% due 06/14/2024	GBP	1,300	1,657
2.900% due 02/16/2028		$1,400	1,268
2.979% due 08/03/2022		1,100	1,102
3.021% due 03/06/2024	EUR	1,000	1,121
3.087% due 01/09/2023		$5,100	5,112
3.096% due 05/04/2023		1,900	1,900
3.350% due 11/01/2022		1,600	1,605
3.370% due 11/17/2023		5,400	5,398
3.375% due 11/13/2025		13,100	12,819
3.550% due 10/07/2022		4,500	4,508
3.625% due 06/17/2031		3,400	3,077

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.664% due 09/08/2024		$1,000	$990
3.815% due 11/02/2027		800	759
4.375% due 08/06/2023		2,000	2,020
4.389% due 01/08/2026		1,000	999
4.535% due 03/06/2025	GBP	4,900	6,450
4.542% due 08/01/2026		$600	600
5.113% due 05/03/2029		1,000	1,008
5.125% due 06/16/2025		8,920	9,109
5.584% due 03/18/2024		2,000	2,059

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028		6,750	6,146
6.500% due 10/01/2025		10,694	10,630

Freedom Mortgage Corp.
6.625% due 01/15/2027		2,500	2,322
7.625% due 05/01/2026		1,100	1,052
8.125% due 11/15/2024		1,140	1,137
8.250% due 04/15/2025		919	918

FS KKR Capital Corp.
3.125% due 10/12/2028		2,300	2,055

General Motors Financial Co., Inc.
2.306% (US0003M + 1.310%) due 06/30/2022 ~		100	100

Genworth Holdings, Inc.
4.800% due 02/15/2024		1,300	1,327

Globalworth Real Estate Investments Ltd.
3.000% due 03/29/2025	EUR	1,000	1,124

GLP Capital LP
4.000% due 01/15/2030		$100	97
5.375% due 04/15/2026		100	105
5.750% due 06/01/2028		1,290	1,390

Goldman Sachs Group, Inc.
1.259% (US0003M + 1.000%) due 07/24/2023 ~		100	100
3.800% due 03/15/2030		2,500	2,520

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		1,450	1,450

Greystar Real Estate Partners LLC
5.750% due 12/01/2025		890	898

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		800	812

Hanover Insurance Group, Inc.
2.500% due 09/01/2030		820	747

HAT Holdings LLC
3.375% due 06/15/2026		3,010	2,864
3.750% due 09/15/2030		3,220	2,904

Highwoods Realty LP
3.050% due 02/15/2030		100	95

Host Hotels & Resorts LP
3.875% due 04/01/2024		560	565

Howard Hughes Corp.
4.125% due 02/01/2029		3,475	3,268
4.375% due 02/01/2031		500	471
5.375% due 08/01/2028		1,800	1,810

HSBC Holdings PLC
2.183% (US0003M + 1.380%) due 09/12/2026 ~		1,700	1,721
2.357% due 08/18/2031 •		400	356
2.804% due 05/24/2032 •		1,700	1,548
2.848% due 06/04/2031 •		4,600	4,260
3.973% due 05/22/2030 •		1,140	1,142
4.000% due 03/09/2026 •(g)(h)		1,600	1,521
4.041% due 03/13/2028 •		1,020	1,024
4.250% due 08/18/2025		4,200	4,251
4.292% due 09/12/2026 •		1,000	1,014
4.583% due 06/19/2029 •		400	412
4.600% due 12/17/2030 •(g)(h)		2,450	2,193
4.700% due 03/09/2031 •(g)(h)		1,100	989
5.250% due 09/16/2022 •(g)(h)	EUR	1,000	1,122
5.875% due 09/28/2026 •(g)(h)	GBP	2,500	3,304
6.000% due 09/29/2023 •(g)(h)	EUR	1,700	1,976
6.000% due 05/22/2027 •(g)(h)		$700	714
6.250% due 03/23/2023 •(g)(h)		900	913
6.500% due 03/23/2028 •(g)(h)		2,800	2,856

Huarong Finance Co. Ltd.
3.375% due 02/24/2030		1,300	1,126
3.875% due 11/13/2029		2,342	2,128
4.500% due 05/29/2029		4,704	4,455
4.950% due 11/07/2047		1,200	966

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hudson Pacific Properties LP
3.250% due 01/15/2030		$480	$459
3.950% due 11/01/2027		643	647
4.650% due 04/01/2029		300	315

Indian Railway Finance Corp. Ltd.
3.950% due 02/13/2050		1,000	861

ING Groep NV
5.750% due 11/16/2026 •(g)(h)		2,800	2,818
6.875% due 04/16/2022 •(g)(h)		1,000	1,002

Intelsat Jackson Holdings SA
8.500% due 10/15/2024 «		7,415	0

Intesa Sanpaolo SpA
5.017% due 06/26/2024		200	202
7.750% due 01/11/2027 •(g)(h)	EUR	1,300	1,602

Intrum AB
3.125% due 07/15/2024		2,300	2,532

Itau Unibanco Holding SA
2.900% due 01/24/2023		$1,900	1,908
3.250% due 01/24/2025		4,000	3,977

JAB Holdings BV
2.200% due 11/23/2030		1,000	893

Jefferies Finance LLC
5.000% due 08/15/2028		1,100	1,055

JPMorgan Chase & Co.
3.509% due 01/23/2029 •		10,000	9,964

KAF Kaerntner Ausgleichszahlungs-Fonds
0.000% due 01/01/2023 «	EUR	23,238	1,941

Kennedy-Wilson, Inc.
4.750% due 03/01/2029		$700	676

Kilroy Realty LP
2.500% due 11/15/2032		890	775
3.050% due 02/15/2030		200	187

KKR Group Finance Co. LLC
3.500% due 08/25/2050		970	850
3.750% due 07/01/2029		300	308

KSA Sukuk Ltd.
2.894% due 04/20/2022		2,000	2,001

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		1,230	1,181

LeasePlan Corp. NV
2.875% due 10/24/2024		600	587
7.375% due 05/29/2024 •(g)(h)	EUR	2,000	2,350

Liberty Mutual Finance Europe DAC
1.750% due 03/27/2024		260	292

Life Storage LP
3.875% due 12/15/2027		$112	113
4.000% due 06/15/2029		150	152

Lima Metro Line 2 Finance Ltd.
5.875% due 07/05/2034		99	106

Lincoln Financing SARL
3.625% due 04/01/2024	EUR	3,825	4,233

Lloyds Bank PLC
0.000% due 04/02/2032 þ		$3,200	2,194

Lloyds Banking Group PLC
4.375% due 03/22/2028		200	205
4.550% due 08/16/2028		1,000	1,033
4.947% due 06/27/2025 •(g)(h)	EUR	1,900	2,175
7.500% due 09/27/2025 •(g)(h)		$2,400	2,552

LPL Holdings, Inc.
4.000% due 03/15/2029		3,885	3,692

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		3,550	3,495
5.750% due 02/01/2027		1,030	1,092

Midcap Financial Issuer Trust
5.625% due 01/15/2030		1,350	1,196
6.500% due 05/01/2028		1,600	1,507

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030		2,000	1,773
2.193% due 02/25/2025		3,500	3,387

Mizuho Financial Group, Inc.
0.797% due 04/15/2030	EUR	200	204
2.201% due 07/10/2031 •		$2,500	2,224
2.869% due 09/13/2030 •		1,000	945

Morgan Stanley Domestic Holdings, Inc.
3.800% due 08/24/2027		2,906	2,957

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	53

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,300	$1,691
3.500% due 03/15/2031		$400	372
3.692% due 06/05/2028	GBP	3,300	4,218
4.625% due 08/01/2029		$3,550	3,521

Nationstar Mortgage Holdings, Inc.
6.000% due 01/15/2027		2,000	2,039

Nationwide Building Society
3.960% due 07/18/2030 •		2,400	2,397
4.363% due 08/01/2024 •		1,700	1,727

Natwest Group PLC
2.000% due 03/04/2025 •	EUR	700	787

NatWest Group PLC
2.500% due 03/22/2023		6,300	7,144
3.498% due 05/15/2023 •		$1,858	1,861

Natwest Group PLC
4.600% due 06/28/2031 •(g)(h)		1,700	1,500
5.125% due 05/12/2027 •(g)(h)	GBP	1,700	2,208
6.000% due 12/29/2025 •(g)(h)		$3,490	3,573

Navient Corp.
5.625% due 01/25/2025		100	98

NE Property BV
1.875% due 10/09/2026	EUR	400	415

Newmark Group, Inc.
6.125% due 11/15/2023		$1,825	1,911

NFP Corp.
6.875% due 08/15/2028		475	454

Nissan Motor Acceptance Co. LLC
2.750% due 03/09/2028		1,525	1,377

Nomura Holdings, Inc.
2.648% due 01/16/2025		1,700	1,655
2.679% due 07/16/2030		2,300	2,094

Nordea Bank Abp
6.625% due 03/26/2026 •(g)(h)		1,500	1,575

Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		700	712
4.950% due 04/01/2024		1,900	1,943

OneMain Finance Corp.
4.000% due 09/15/2030		550	486
5.375% due 11/15/2029		3,149	3,065
5.625% due 03/15/2023		4,400	4,487
6.125% due 03/15/2024		6,410	6,578
6.625% due 01/15/2028		20	21
6.875% due 03/15/2025		5,030	5,295
7.125% due 03/15/2026		1,740	1,862
8.250% due 10/01/2023		2,000	2,110
8.875% due 06/01/2025		510	538

Oxford Finance LLC
6.375% due 02/01/2027		1,200	1,225

Pacific LifeCorp
3.350% due 09/15/2050		1,000	919

Park Intermediate Holdings LLC
4.875% due 05/15/2029		1,700	1,597
5.875% due 10/01/2028		2,025	2,026
7.500% due 06/01/2025		855	890

PennyMac Financial Services, Inc.
4.250% due 02/15/2029		1,850	1,591
5.375% due 10/15/2025		2,760	2,737
5.750% due 09/15/2031		2,375	2,115

Perusahaan Penerbit SBSN Indonesia
2.300% due 06/23/2025		7,300	7,192
2.800% due 06/23/2030		1,300	1,271
3.800% due 06/23/2050		1,300	1,272

Physicians Realty LP
3.950% due 01/15/2028		23	23
4.300% due 03/15/2027		3,000	3,075

Piper Sandler Cos.
5.200% due 10/15/2023		2,100	2,090

PRA Group, Inc.
7.375% due 09/01/2025		4,090	4,267

Prudential PLC
3.125% due 04/14/2030		150	146

Radian Group, Inc.
4.875% due 03/15/2027		1,100	1,107
6.625% due 03/15/2025		400	421

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rayonier LP
2.750% due 05/17/2031		$300	$274

Realty Income Corp.
2.850% due 12/15/2032		500	473
3.100% due 12/15/2029		1,300	1,272
3.250% due 01/15/2031		800	787
3.400% due 01/15/2028		640	639
3.950% due 08/15/2027		438	451
4.875% due 06/01/2026		200	211

Regency Centers LP
2.950% due 09/15/2029		100	95

Reinsurance Group of America, Inc.
3.150% due 06/15/2030		230	222

Rexford Industrial Realty LP
2.125% due 12/01/2030		1,860	1,629

RHP Hotel Properties LP
4.500% due 02/15/2029		1,275	1,200

RLJ Lodging Trust LP
3.750% due 07/01/2026		975	928
4.000% due 09/15/2029		1,000	926

Rocket Mortgage LLC
3.625% due 03/01/2029		1,000	915
3.875% due 03/01/2031		560	508
4.000% due 10/15/2033		3,850	3,380

Sabra Health Care LP
3.900% due 10/15/2029		190	183

Sammons Financial Group, Inc.
3.350% due 04/16/2031		1,025	946

Santander Holdings USA, Inc.
3.244% due 10/05/2026		5,000	4,881

Santander U.K. Group Holdings PLC
0.367% (EUR003M + 0.850%) due 03/27/2024 ~	EUR	500	555
3.373% due 01/05/2024 •		$200	201
3.823% due 11/03/2028 •		900	886
6.750% due 06/24/2024 •(g)(h)	GBP	2,550	3,466
7.375% due 06/24/2022 •(g)(h)		4,850	6,449

SBA Communications Corp.
3.875% due 02/15/2027		$2,020	1,973

SBA Tower Trust
2.328% due 07/15/2052		1,420	1,347

Sberbank of Russia Via SB Capital SA
5.125% due 10/29/2022		900	90
5.250% due 05/23/2023 (h)		600	60

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		1,600	1,604
5.950% due 10/24/2022		4,100	4,114

Sitka Holdings LLC
5.506% due 07/06/2026 •		6,015	5,740

SL Green Realty Corp.
4.500% due 12/01/2022		10,300	10,363

SLM Corp.
3.125% due 11/02/2026		1,550	1,441
4.200% due 10/29/2025		2,000	1,987

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024		300	299
4.125% due 07/15/2023		200	201

Societe Generale SA
5.375% due 11/18/2030 •(g)(h)		1,500	1,403
6.750% due 04/06/2028 •(g)(h)		3,100	3,139
7.875% due 12/18/2023 •(g)(h)		1,500	1,572

Spirit Realty LP
3.200% due 01/15/2027		500	490
3.200% due 02/15/2031		820	784
3.400% due 01/15/2030		900	872

Standard Chartered PLC
3.265% due 02/18/2036 •		2,400	2,155
4.305% due 05/21/2030 •		2,600	2,632
4.750% due 01/14/2031 •(g)(h)		775	702
7.500% due 04/02/2022 •(g)(h)		1,000	1,000

Stifel Financial Corp.
4.000% due 05/15/2030		980	992

STORE Capital Corp.
2.750% due 11/18/2030		675	612

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		400	358

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.348% due 01/15/2025		$900	$875
2.750% due 01/15/2030		1,900	1,785

Sunac China Holdings Ltd.
6.650% due 08/03/2024		650	171

Synchrony Financial
2.875% due 10/28/2031		1,700	1,510

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	93	140
5.801% due 10/13/2040		199	311
6.052% due 10/13/2039		7,135	11,223

TP ICAP Finance PLC
5.250% due 05/29/2026		4,900	6,704

Trust Fibra Uno
6.390% due 01/15/2050		$4,500	4,548
6.950% due 01/30/2044		1,620	1,728

UBS AG
5.125% due 05/15/2024 (h)		1,800	1,845
7.625% due 08/17/2022 (h)		19,500	19,795

UBS Group AG
2.095% due 02/11/2032 •		700	613
4.375% due 02/10/2031 •(g)(h)		900	815
7.000% due 02/19/2025 •(g)(h)		200	213

UniCredit SpA
2.200% due 07/22/2027 •	EUR	500	550
2.569% due 09/22/2026 •		$8,650	8,001
5.459% due 06/30/2035 •		1,400	1,340
7.830% due 12/04/2023		8,300	8,825
9.250% due 06/03/2022 •(g)(h)	EUR	1,500	1,684

United Wholesale Mortgage LLC
5.500% due 11/15/2025		$2,000	1,943

UPC Broadband Finco BV
4.875% due 07/15/2031		2,000	1,881

VICI Properties LP
4.125% due 08/15/2030		625	605
4.250% due 12/01/2026		2,030	2,025

Virgin Money U.K. PLC
4.000% due 09/03/2027 •	GBP	500	670

W R Berkley Corp.
4.000% due 05/12/2050		$650	633

Wells Fargo & Co.
2.164% due 02/11/2026 •		2,000	1,936
2.393% due 06/02/2028 •		2,900	2,746
3.000% due 04/22/2026		282	280
3.068% due 04/30/2041 •		2,100	1,895
3.196% due 06/17/2027 •		7,200	7,112
3.550% due 09/29/2025		400	406

Welltower, Inc.
4.250% due 04/15/2028		385	400

Weyerhaeuser Co.
4.000% due 04/15/2030		2,410	2,485
6.950% due 10/01/2027		460	534
7.375% due 03/15/2032		508	649

Willis North America, Inc.
2.950% due 09/15/2029		200	188

			817,708

INDUSTRIALS 29.3%

AA Bond Co. Ltd.
6.500% due 01/31/2026	GBP	2,000	2,581

Academy Ltd.
6.000% due 11/15/2027		$1,000	1,025

Acadia Healthcare Co., Inc.
5.000% due 04/15/2029		800	791
5.500% due 07/01/2028		1,000	1,006

Activision Blizzard, Inc.
2.500% due 09/15/2050		1,110	915

AdaptHealth LLC
4.625% due 08/01/2029		1,230	1,125
6.125% due 08/01/2028		1,050	1,044

Adevinta ASA
2.625% due 11/15/2025	EUR	1,000	1,102
3.000% due 11/15/2027 (k)		750	806

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		$2,085	1,977

54	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Agilent Technologies, Inc.
2.100% due 06/04/2030		$370	$333

Ahead DB Holdings LLC
6.625% due 05/01/2028		1,350	1,209

Air Canada
3.875% due 08/15/2026		2,200	2,079

Air Canada Pass-Through Trust
3.600% due 09/15/2028		521	501
5.250% due 10/01/2030		1,252	1,295

Aker BP ASA
3.750% due 01/15/2030		800	784
4.000% due 01/15/2031		1,300	1,297

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		1,394	1,429

Albertsons Cos., Inc.
4.625% due 01/15/2027		100	97
4.875% due 02/15/2030		100	98

Alcon Finance Corp.
2.600% due 05/27/2030		900	830

Alibaba Group Holding Ltd.
4.000% due 12/06/2037		500	470

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		500	494
3.550% due 10/01/2027		600	591

ALROSA Finance SA
3.100% due 06/25/2027		5,500	1,650
4.650% due 04/09/2024		2,200	660

Altice Financing SA
2.250% due 01/15/2025	EUR	300	317
3.000% due 01/15/2028		1,200	1,173
4.250% due 08/15/2029		1,000	989
5.750% due 08/15/2029		$6,375	5,804

Altice France Holding SA
8.000% due 05/15/2027	EUR	600	687
10.500% due 05/15/2027		$750	786

Altice France SA
2.125% due 02/15/2025	EUR	4,000	4,223
3.375% due 01/15/2028		1,025	1,030
4.250% due 10/15/2029		3,100	3,120
5.125% due 01/15/2029		$2,100	1,885
5.500% due 10/15/2029		5,225	4,695
8.125% due 02/01/2027		3,350	3,458

AMC Networks, Inc.
4.250% due 02/15/2029		4,430	4,140

American Airlines Pass-Through Trust
2.875% due 01/11/2036		3,950	3,580
3.000% due 04/15/2030		135	126
3.150% due 08/15/2033		317	298
3.200% due 12/15/2029		1,682	1,600
3.350% due 04/15/2031		1,621	1,558
3.375% due 11/01/2028		1,623	1,564
3.575% due 07/15/2029		956	910
3.600% due 03/22/2029		716	697
3.600% due 04/15/2031		146	135
3.650% due 02/15/2029		455	441
3.700% due 04/01/2028		313	302

American Airlines, Inc.
5.500% due 04/20/2026		7,275	7,340
5.750% due 04/20/2029		3,275	3,267

American Builders & Contractors Supply Co., Inc.
3.875% due 11/15/2029		2,325	2,173
4.000% due 01/15/2028		490	472

Amgen, Inc.
3.150% due 02/21/2040		4,500	4,125
4.000% due 09/13/2029	GBP	100	143

AMN Healthcare, Inc.
4.000% due 04/15/2029		$675	627

ANGI Group LLC
3.875% due 08/15/2028		1,810	1,537

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		1,300	1,218

Anheuser-Busch InBev Worldwide, Inc.
4.375% due 04/15/2038		520	548
4.600% due 04/15/2048		3,000	3,249
4.750% due 01/23/2029		1,620	1,758
4.750% due 04/15/2058		720	784
4.950% due 01/15/2042		2,100	2,326

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Antofagasta PLC
2.375% due 10/14/2030		$800	$710

Apache Corp.
4.875% due 11/15/2027		870	893

Arches Buyer, Inc.
4.250% due 06/01/2028		1,505	1,406

Arconic Corp.
6.125% due 02/15/2028		420	422

Ardagh Packaging Finance PLC
4.125% due 08/15/2026		1,800	1,736
5.250% due 08/15/2027		300	278

Arrow Electronics, Inc.
3.250% due 09/08/2024		300	301

Ashtead Capital, Inc.
4.000% due 05/01/2028		700	691

ASP Unifrax Holdings, Inc.
5.250% due 09/30/2028		1,400	1,302
7.500% due 09/30/2029		700	624

At Home Group, Inc.
7.125% due 07/15/2029		1,000	867

Atlantia SpA
1.625% due 02/03/2025	EUR	500	547

ATS Automation Tooling Systems, Inc.
4.125% due 12/15/2028		$650	612

Avantor Funding, Inc.
3.875% due 07/15/2028	EUR	1,500	1,670
3.875% due 11/01/2029		$1,925	1,812
4.625% due 07/15/2028		1,820	1,802

Axalta Coating Systems LLC
3.375% due 02/15/2029		1,250	1,100
4.750% due 06/15/2027		1,150	1,108

B.C. Unlimited Liability Co.
3.500% due 02/15/2029		1,000	925
3.875% due 01/15/2028		1,475	1,400
4.000% due 10/15/2030		4,300	3,885
4.375% due 01/15/2028		4,660	4,482

BAE Systems PLC
3.400% due 04/15/2030		1,000	987

Baidu, Inc.
1.720% due 04/09/2026		1,000	923
3.075% due 04/07/2025		400	394
3.425% due 04/07/2030		600	577

Ball Corp.
2.875% due 08/15/2030		1,430	1,284

BAT Capital Corp.
3.222% due 08/15/2024		1,924	1,925
3.557% due 08/15/2027		1,074	1,047
4.390% due 08/15/2037		770	718
4.540% due 08/15/2047		766	686

Bausch Health Americas, Inc.
8.500% due 01/31/2027		270	270

Bausch Health Cos., Inc.
5.000% due 01/30/2028		500	413
5.250% due 01/30/2030		1,000	787
5.500% due 11/01/2025		500	496
6.250% due 02/15/2029		500	411
7.000% due 01/15/2028		200	179
9.000% due 12/15/2025		400	415

Bayer U.S. Finance LLC
4.250% due 12/15/2025		2,100	2,138
4.375% due 12/15/2028		800	819

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027		1,700	1,605

BCPE Ulysses Intermediate, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 04/01/2027 (b)		75	68

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026		1,000	995

Becton Dickinson & Co.
2.823% due 05/20/2030		270	257
3.794% due 05/20/2050		300	292

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	2,725	3,316

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (f)		$1,147	836

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Black Knight InfoServ LLC
3.625% due 09/01/2028		$1,230	$1,167

Block Communications, Inc.
4.875% due 03/01/2028		1,600	1,547

Block, Inc.
2.750% due 06/01/2026		1,325	1,254
3.500% due 06/01/2031		1,900	1,742

Bloomin’ Brands, Inc.
5.125% due 04/15/2029		300	284

Boardwalk Pipelines LP
3.400% due 02/15/2031		1,260	1,194

Boeing Co.
2.750% due 02/01/2026		500	485
3.250% due 02/01/2028		2,390	2,307
3.625% due 02/01/2031		1,975	1,926
5.040% due 05/01/2027		1,000	1,055
5.150% due 05/01/2030		1,435	1,533
5.705% due 05/01/2040		580	650
5.805% due 05/01/2050		2,000	2,317
5.930% due 05/01/2060		2,570	2,977

Bombardier, Inc.
6.000% due 02/15/2028		1,300	1,220
7.125% due 06/15/2026		2,350	2,306
7.500% due 12/01/2024		2,736	2,830
7.500% due 03/15/2025		1,733	1,744

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028		1,770	1,711

Boston Scientific Corp.
2.650% due 06/01/2030		720	677

Boyd Gaming Corp.
4.750% due 06/15/2031		925	893

Boyne USA, Inc.
4.750% due 05/15/2029		1,000	961

BRF SA
5.750% due 09/21/2050		3,700	3,263

Brink’s Co.
5.500% due 07/15/2025		2,070	2,089

Bristol-Myers Squibb Co.
4.125% due 06/15/2039		240	259

British Airways Pass-Through Trust
2.900% due 09/15/2036		1,274	1,175
4.250% due 05/15/2034		929	931

Broadcom, Inc.
2.600% due 02/15/2033		1,000	870
3.137% due 11/15/2035		906	800
3.187% due 11/15/2036		6,240	5,430
3.419% due 04/15/2033		2,380	2,226
3.469% due 04/15/2034		5,534	5,137
3.500% due 02/15/2041		1,625	1,451
3.750% due 02/15/2051		1,100	989
4.110% due 09/15/2028		602	610
4.150% due 11/15/2030		759	770
4.300% due 11/15/2032		1,590	1,617

Brunello Bidco SpA
3.500% due 02/15/2028	EUR	400	418

Buckeye Partners LP
4.125% due 03/01/2025		$1,020	1,007
4.500% due 03/01/2028		1,330	1,277

Builders FirstSource, Inc.
4.250% due 02/01/2032		1,425	1,329
6.750% due 06/01/2027		142	148

BWX Technologies, Inc.
4.125% due 06/30/2028		1,770	1,707

CA Magnum Holdings
5.375% due 10/31/2026		2,400	2,370

Cable One, Inc.
4.000% due 11/15/2030		1,575	1,455

Cablevision Lightpath LLC
3.875% due 09/15/2027		1,000	937
5.625% due 09/15/2028		600	549

Caesars Entertainment, Inc.
6.250% due 07/01/2025		3,120	3,225

Caesars Resort Collection LLC
5.750% due 07/01/2025		2,230	2,278

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	55

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Camelot Finance SA
4.500% due 11/01/2026		$200	$195

Cameron LNG LLC
3.302% due 01/15/2035		300	283
3.402% due 01/15/2038		400	374
3.701% due 01/15/2039		300	290

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028		2,095	2,049

Carnival Corp.
4.000% due 08/01/2028		6,550	6,100
10.500% due 02/01/2026		1,825	2,032

Catalent Pharma Solutions, Inc.
3.500% due 04/01/2030		2,300	2,103
5.000% due 07/15/2027		140	142

CCO Holdings LLC
4.250% due 01/15/2034		1,900	1,653
4.500% due 05/01/2032		600	550
4.500% due 06/01/2033		5,375	4,832
5.125% due 05/01/2027		6,000	6,017
5.375% due 06/01/2029		1,000	1,002

CDW LLC
3.250% due 02/15/2029		2,155	1,983

Cenovus Energy, Inc.
5.375% due 07/15/2025		304	321

Centene Corp.
4.250% due 12/15/2027		2,200	2,211

Central Garden & Pet Co.
4.125% due 10/15/2030		1,200	1,085

CF Industries, Inc.
5.150% due 03/15/2034		2,825	3,144

CH Robinson Worldwide, Inc.
4.200% due 04/15/2028		200	206

Charles River Laboratories International, Inc.
3.750% due 03/15/2029		1,300	1,229
4.000% due 03/15/2031		375	353
4.250% due 05/01/2028		420	411

Charter Communications Operating LLC
1.967% (US0003M + 1.650%) due 02/01/2024 ~		3,604	3,675
3.500% due 06/01/2041		2,200	1,834
3.700% due 04/01/2051		1,000	827
3.750% due 02/15/2028		1,300	1,286
3.850% due 04/01/2061		3,325	2,684
3.900% due 06/01/2052		1,875	1,587
4.400% due 12/01/2061		2,525	2,207
4.800% due 03/01/2050		4,500	4,288
5.125% due 07/01/2049		5,740	5,712
5.375% due 04/01/2038		500	515
5.375% due 05/01/2047		100	103
6.484% due 10/23/2045		2,200	2,511

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		1,410	1,408
5.875% due 03/31/2025		4,950	5,228
7.000% due 06/30/2024		200	213

Cheniere Energy Partners LP
4.000% due 03/01/2031		3,525	3,423

Cheniere Energy, Inc.
4.625% due 10/15/2028		3,625	3,642

Cheplapharm Arzneimittel GmbH
4.375% due 01/15/2028	EUR	2,000	2,193
5.500% due 01/15/2028		$300	291

Chesapeake Energy Corp.
5.500% due 02/01/2026		1,600	1,641
5.875% due 02/01/2029		225	233
6.750% due 04/15/2029		1,525	1,617

Chobani LLC
4.625% due 11/15/2028		1,275	1,179

Choice Hotels International, Inc.
3.700% due 12/01/2029		1,850	1,814

Cinemark USA, Inc.
5.875% due 03/15/2026		200	194

Citrix Systems, Inc.
3.300% due 03/01/2030		1,445	1,431

Clarivate Science Holdings Corp.
3.875% due 07/01/2028		1,725	1,648

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.875% due 07/01/2029		$1,200	$1,131

CommScope Technologies LLC
5.000% due 03/15/2027		1,000	871

CommScope, Inc.
4.750% due 09/01/2029		3,000	2,767
6.000% due 03/01/2026		593	601
7.125% due 07/01/2028		3,110	2,813
8.250% due 03/01/2027		965	940

Community Health Systems, Inc.
4.750% due 02/15/2031		400	379
5.250% due 05/15/2030		2,250	2,163
5.625% due 03/15/2027		2,275	2,320
6.000% due 01/15/2029		1,000	1,012
6.875% due 04/15/2029		2,975	2,927
8.000% due 03/15/2026		2,640	2,752

Connect Finco SARL
6.750% due 10/01/2026		2,840	2,893

Consolidated Communications, Inc.
5.000% due 10/01/2028		550	474

Constellation Brands, Inc.
4.100% due 02/15/2048		1,000	968

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)		1,521	516

Continental Resources, Inc.
4.375% due 01/15/2028		500	508

Continental Wind LLC
6.000% due 02/28/2033		176	195

Cornerstone Building Brands, Inc.
6.125% due 01/15/2029		3,660	3,403

Corp. GEO SAB de CV
8.875% due 03/27/2049		2,700	0

Corp. Nacional del Cobre de Chile
3.625% due 08/01/2027		4,000	4,015
4.250% due 07/17/2042		2,600	2,529

CoStar Group, Inc.
2.800% due 07/15/2030		1,020	934

Coty, Inc.
3.875% due 04/15/2026	EUR	775	836
5.000% due 04/15/2026		$3,175	3,097

Crocs, Inc.
4.250% due 03/15/2029		575	510

CSC Holdings LLC
3.375% due 02/15/2031		1,700	1,434
5.375% due 02/01/2028		900	875
6.500% due 02/01/2029		1,450	1,464

CVS Health Corp.
3.250% due 08/15/2029		100	99
4.300% due 03/25/2028		526	551
4.780% due 03/25/2038		715	783

CVS Pass-Through Trust
5.773% due 01/10/2033		258	282
5.926% due 01/10/2034		28	31
6.036% due 12/10/2028		67	72
6.943% due 01/10/2030		6,448	7,218
7.507% due 01/10/2032		4,649	5,411
8.353% due 07/10/2031		1,015	1,218

DAE Funding LLC
1.550% due 08/01/2024		2,250	2,127
1.625% due 02/15/2024		5,700	5,462
2.625% due 03/20/2025		4,000	3,810

DaVita, Inc.
3.750% due 02/15/2031		3,930	3,444
4.625% due 06/01/2030		5,050	4,723

DCP Midstream Operating LP
3.250% due 02/15/2032		2,350	2,120
5.625% due 07/15/2027		1,170	1,229

Dell International LLC
3.450% due 12/15/2051		3,000	2,444
5.300% due 10/01/2029		3,170	3,458
6.020% due 06/15/2026		3,300	3,578
8.100% due 07/15/2036		594	783
8.350% due 07/15/2046		717	1,051

Dell, Inc.
6.500% due 04/15/2038		1,920	2,163

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delta Air Lines, Inc.
4.500% due 10/20/2025	$3,600	$3,624
4.750% due 10/20/2028	4,405	4,446

Devon Energy Corp.
4.500% due 01/15/2030	345	356

Diamond Foreign Asset Co. (9.000% Cash and 4.000% PIK)
9.000% due 04/22/2027 (b)	89	89

Diamond Offshore Drilling, Inc.
13.000% due 12/21/2026 «	47	47

Diamond Sports Group LLC
5.375% due 08/15/2026	3,163	1,230
6.625% due 08/15/2027	1,677	350

DirecTV Financing LLC
5.875% due 08/15/2027	3,400	3,349

DISH DBS Corp.
5.250% due 12/01/2026	2,600	2,481
5.750% due 12/01/2028	5,000	4,741
5.875% due 07/15/2022	1,300	1,308

DT Midstream, Inc.
4.125% due 06/15/2029	2,880	2,766
4.375% due 06/15/2031	1,880	1,803

eBay, Inc.
2.700% due 03/11/2030	1,090	1,026

Ecopetrol SA
7.375% due 09/18/2043	3,130	3,166

Edgewell Personal Care Co.
4.125% due 04/01/2029	3,600	3,317
5.500% due 06/01/2028	1,200	1,196

Edwards Lifesciences Corp.
4.300% due 06/15/2028	368	384

Elanco Animal Health, Inc.
6.400% due 08/28/2028	2,070	2,230

Empresa de los Ferrocarriles del Estado
3.068% due 08/18/2050	1,700	1,269

Empresa de Transporte de Pasajeros Metro SA
3.650% due 05/07/2030	1,000	997
4.700% due 05/07/2050	4,700	4,755

Endurance International Group Holdings, Inc.
6.000% due 02/15/2029	1,325	1,146

Energean Israel Finance Ltd.
4.875% due 03/30/2026	1,850	1,794

Energizer Holdings, Inc.
4.375% due 03/31/2029	2,175	1,907
4.750% due 06/15/2028	3,160	2,876

Energy Transfer LP
3.750% due 05/15/2030	780	768
5.000% due 05/15/2050	675	686
5.250% due 04/15/2029	200	214
5.875% due 01/15/2024	130	135
5.950% due 12/01/2025	40	43
6.125% due 12/15/2045	2,880	3,187
6.500% due 02/01/2042	800	922

EnLink Midstream LLC
5.625% due 01/15/2028	750	766

Enterprise Products Operating LLC
4.200% due 01/31/2050	200	199

EQM Midstream Partners LP
4.500% due 01/15/2029	2,220	2,080
6.000% due 07/01/2025	390	398
6.500% due 07/01/2027	1,930	2,019

EQT Corp.
3.125% due 05/15/2026	475	462
5.000% due 01/15/2029	900	930
7.500% due 02/01/2030	2,000	2,321

Expedia Group, Inc.
2.950% due 03/15/2031	1,350	1,252
3.250% due 02/15/2030	690	658
3.600% due 12/15/2023	1,000	1,009
4.625% due 08/01/2027	400	416
6.250% due 05/01/2025	1,323	1,416

FAGE International SA
5.625% due 08/15/2026	741	733

56	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fair Isaac Corp.
4.000% due 06/15/2028		$2,200	$2,134
5.250% due 05/15/2026		400	417

Ferguson Finance PLC
3.250% due 06/02/2030		600	572

First Student Bidco, Inc.
4.000% due 07/31/2029		2,675	2,498

Fiserv, Inc.
3.500% due 07/01/2029		1,200	1,183
4.400% due 07/01/2049		520	539

Flex Acquisition Co., Inc.
6.875% due 01/15/2025		100	100

Ford Motor Co.
3.250% due 02/12/2032		1,900	1,700

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029		590	569
4.000% due 09/21/2023		805	821

Foundation Building Materials, Inc.
6.000% due 03/01/2029		375	338

Freeport-McMoRan, Inc.
4.125% due 03/01/2028		2,920	2,922
4.375% due 08/01/2028		1,000	1,006
5.250% due 09/01/2029		500	525

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031		2,940	2,563

Fresnillo PLC
4.250% due 10/02/2050		2,000	1,767

Frontier Communications Holdings LLC
5.000% due 05/01/2028		1,425	1,370
5.875% due 10/15/2027		2,750	2,735
6.750% due 05/01/2029		1,220	1,173

Full House Resorts, Inc.
8.250% due 02/15/2028		2,975	3,045

Gap, Inc.
3.625% due 10/01/2029		3,400	3,036
3.875% due 10/01/2031		1,550	1,353

Garda World Security Corp.
4.625% due 02/15/2027		660	634

Gartner, Inc.
3.750% due 10/01/2030		2,950	2,774
4.500% due 07/01/2028		910	908

Gazprom PJSC Via Gaz Capital SA
5.150% due 02/11/2026		3,000	1,279
8.625% due 04/28/2034		5,500	2,557

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		649	698

General Motors Co.
6.800% due 10/01/2027 (i)		600	678

Gerdau Trade, Inc.
4.875% due 10/24/2027		1,500	1,574

Global Medical Response, Inc.
6.500% due 10/01/2025		1,275	1,267

Global Partners LP
6.875% due 01/15/2029		1,670	1,652

Global Payments, Inc.
2.650% due 02/15/2025		210	206
2.900% due 05/15/2030		1,200	1,109
3.200% due 08/15/2029		2,150	2,045

Globo Comunicacao e Participacoes SA
4.875% due 01/22/2030		500	443

Go Daddy Operating Co. LLC
5.250% due 12/01/2027		290	292

goeasy Ltd.
4.375% due 05/01/2026		1,125	1,062
5.375% due 12/01/2024		4,030	4,007

Graphic Packaging International LLC
3.500% due 03/01/2029		2,260	2,083

Gray Oak Pipeline LLC
3.450% due 10/15/2027		2,870	2,770

Grifols Escrow Issuer SA
3.875% due 10/15/2028	EUR	1,750	1,847
4.750% due 10/15/2028		$900	848

Guara Norte SARL
5.198% due 06/15/2034		1,631	1,499

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GYP Holdings Corp.
4.625% due 05/01/2029		$400	$371

Hanesbrands, Inc.
4.875% due 05/15/2026		3,000	3,022

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026 (k)		1,125	1,127

HCA, Inc.
3.500% due 09/01/2030		1,680	1,626
4.500% due 02/15/2027		3,360	3,475
5.375% due 09/01/2026		2,813	2,956
5.625% due 09/01/2028		3,160	3,421
5.875% due 02/15/2026		205	218
5.875% due 02/01/2029		179	196

HealthEquity, Inc.
4.500% due 10/01/2029		2,000	1,897

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		6,375	5,796
3.750% due 05/01/2029		5,000	4,703
4.000% due 05/01/2031		1,375	1,300
5.750% due 05/01/2028		1,500	1,554

Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/2031		1,100	1,024
5.000% due 06/01/2029		1,675	1,601

Hilton Worldwide Finance LLC
4.875% due 04/01/2027		582	587

Hologic, Inc.
3.250% due 02/15/2029		2,650	2,478

Howard Midstream Energy Partners LLC
6.750% due 01/15/2027		900	883

Hyatt Hotels Corp.
1.300% due 10/01/2023		1,000	975
1.320% (SOFRINDX + 1.050%) due 10/01/2023 ~		1,400	1,405

Hyundai Capital America
1.150% due 11/10/2022		1,000	993

iHeartCommunications, Inc.
6.375% due 05/01/2026		529	545
8.375% due 05/01/2027		959	993

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	2,200	2,411

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (b)		1,200	1,284

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$1,650	1,620

Imola Merger Corp.
4.750% due 05/15/2029		2,325	2,242

Industrias Penoles SAB de CV
4.150% due 09/12/2029		700	703
4.750% due 08/06/2050		800	730

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	1,000	1,048
3.375% due 01/15/2026		$1,100	1,026

Infor, Inc.
1.750% due 07/15/2025		900	847

Ingevity Corp.
3.875% due 11/01/2028		1,360	1,232

Innophos Holdings, Inc.
9.375% due 02/15/2028		1,130	1,202

Intelligent Packaging Ltd. Finco, Inc.
6.000% due 09/15/2028		2,150	2,123

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		5,213	5,213

Inter Media & Communication SpA
6.750% due 02/09/2027	EUR	800	866

International Flavors & Fragrances, Inc.
2.300% due 11/01/2030		$2,000	1,788
3.468% due 12/01/2050		1,320	1,169

International Game Technology PLC
5.250% due 01/15/2029		2,000	1,997

IQVIA, Inc.
5.000% due 05/15/2027		1,500	1,518

Iris Holdings, Inc. (8.750% Cash or 9.500% PIK)
8.750% due 02/15/2026 (b)		575	576

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jaguar Land Rover Automotive PLC
4.500% due 07/15/2028	EUR	3,000	$3,011
5.875% due 11/15/2024		2,900	3,272
6.875% due 11/15/2026 (k)		2,725	3,109
7.750% due 10/15/2025		$1,600	1,657

Jazz Securities DAC
4.375% due 01/15/2029		1,000	970

JELD-WEN, Inc.
4.625% due 12/15/2025		100	96

JetBlue Pass-Through Trust
4.000% due 05/15/2034		1,794	1,799

John Lewis PLC
4.250% due 12/18/2034	GBP	800	963

Kansas City Southern
3.500% due 05/01/2050		$500	469
4.200% due 11/15/2069		270	272

Kimberly-Clark de Mexico SAB de CV
2.431% due 07/01/2031		1,800	1,633

Kinder Morgan, Inc.
7.750% due 01/15/2032		10,100	13,041

Kraft Heinz Foods Co.
3.875% due 05/15/2027		1,000	1,017
4.375% due 06/01/2046		7,600	7,535
5.000% due 07/15/2035		1,531	1,638
5.000% due 06/04/2042		6,000	6,416
5.200% due 07/15/2045		4,180	4,530
6.875% due 01/26/2039		1,000	1,232

Kronos Acquisition Holdings, Inc.
5.000% due 12/31/2026		100	92
7.000% due 12/31/2027		700	593

LABL, Inc.
6.750% due 07/15/2026		120	119

Lamar Media Corp.
3.625% due 01/15/2031		775	713
3.750% due 02/15/2028		1,050	998
4.000% due 02/15/2030		500	477

Lamb Weston Holdings, Inc.
4.875% due 05/15/2028		1,650	1,653

Las Vegas Sands Corp.
3.900% due 08/08/2029		1,630	1,497

LBM Acquisition LLC
6.250% due 01/15/2029		2,100	1,970

Legacy LifePoint Health LLC
4.375% due 02/15/2027		600	581

Legends Hospitality Holding Co. LLC
5.000% due 02/01/2026		500	481

Leidos, Inc.
2.300% due 02/15/2031		950	825
4.375% due 05/15/2030		640	648

Lenovo Group Ltd.
3.421% due 11/02/2030		3,000	2,780

Level 3 Financing, Inc.
3.400% due 03/01/2027		600	567
3.625% due 01/15/2029		4,250	3,726
3.750% due 07/15/2029		1,825	1,620
3.875% due 11/15/2029		980	904

Leviathan Bond Ltd.
5.750% due 06/30/2023		2,000	2,030
6.500% due 06/30/2027		1,470	1,514

LifePoint Health, Inc.
5.375% due 01/15/2029		1,875	1,775

Live Nation Entertainment, Inc.
3.750% due 01/15/2028		1,210	1,140
4.750% due 10/15/2027		480	469

LogMeIn, Inc.
5.500% due 09/01/2027		2,060	1,927

LSF9 Atlantis Holdings LLC
7.750% due 02/15/2026		1,550	1,492

Madison IAQ LLC
5.875% due 06/30/2029		1,100	989

Magallanes, Inc.
5.141% due 03/15/2052		1,000	1,025

Marriott International, Inc.
3.500% due 10/15/2032		2,210	2,108

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	57

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 06/15/2030		$600	$623

Marriott Ownership Resorts, Inc.
4.500% due 06/15/2029		975	921
4.750% due 01/15/2028		250	241
6.125% due 09/15/2025		461	473

Masco Corp.
4.500% due 05/15/2047		490	507

Masonite International Corp.
3.500% due 02/15/2030		6,300	5,675

Mattel, Inc.
3.375% due 04/01/2026		875	858
3.750% due 04/01/2029		725	699
5.875% due 12/15/2027		400	419

MEG Energy Corp.
5.875% due 02/01/2029		550	559
7.125% due 02/01/2027		1,100	1,153

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		700	642
5.250% due 04/26/2026		1,700	1,548
5.375% due 12/04/2029		5,900	5,030
5.625% due 07/17/2027		1,630	1,475
5.750% due 07/21/2028		200	177

Mercer International, Inc.
5.125% due 02/01/2029		1,500	1,449

MGM China Holdings Ltd.
4.750% due 02/01/2027		4,800	4,233
5.250% due 06/18/2025		300	276
5.375% due 05/15/2024		2,250	2,113
5.875% due 05/15/2026		2,675	2,442

MGM Resorts International
5.500% due 04/15/2027		1,110	1,123

Midwest Gaming Borrower LLC
4.875% due 05/01/2029		1,600	1,478

Mileage Plus Holdings LLC
6.500% due 06/20/2027		900	939

Mitchells & Butlers Finance PLC
6.469% due 09/15/2032	GBP	1,700	2,399

MMK International Capital DAC
4.375% due 06/13/2024		$3,300	990

Mozart Debt Merger Sub, Inc.
5.250% due 10/01/2029		1,375	1,280

MPH Acquisition Holdings LLC
5.500% due 09/01/2028		2,175	2,090

MPLX LP
4.250% due 12/01/2027		100	103

MSCI, Inc.
3.625% due 09/01/2030		200	188
4.000% due 11/15/2029		1,590	1,547

National Fuel Gas Co.
2.950% due 03/01/2031		1,150	1,048

NCL Corp. Ltd.
3.625% due 12/15/2024		2,150	2,030
5.875% due 02/15/2027		1,000	986

NCR Corp.
5.000% due 10/01/2028		3,740	3,588
5.250% due 10/01/2030		1,050	997

NESCO Holdings, Inc.
5.500% due 04/15/2029		1,400	1,377

Netflix, Inc.
3.625% due 05/15/2027	EUR	4,730	5,596
3.625% due 06/15/2030		2,000	2,348
3.875% due 11/15/2029		3,200	3,850
4.875% due 06/15/2030		$2,560	2,735
5.375% due 11/15/2029		1,905	2,065
5.875% due 11/15/2028		5,900	6,518
6.375% due 05/15/2029		1,070	1,212

New Albertsons LP
6.570% due 02/23/2028		800	898

Newell Brands, Inc.
4.875% due 06/01/2025		480	496

Nexstar Media, Inc.
5.625% due 07/15/2027		450	456

Nidda Healthcare Holding GmbH
3.500% due 09/30/2024	EUR	1,000	1,063

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025		$68	$68

Nielsen Finance LLC
4.750% due 07/15/2031		1,250	1,251
5.625% due 10/01/2028		2,600	2,622
5.875% due 10/01/2030		1,680	1,686

Nissan Motor Co. Ltd.
3.201% due 09/17/2028	EUR	1,500	1,672
4.345% due 09/17/2027		$3,000	2,962
4.810% due 09/17/2030		6,780	6,735

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)		682	771

Nokia Oyj
4.375% due 06/12/2027		865	879

Northriver Midstream Finance LP
5.625% due 02/15/2026		2,350	2,344

NortonLifeLock, Inc.
5.000% due 04/15/2025		185	185

Novelis Corp.
3.250% due 11/15/2026		600	574
3.875% due 08/15/2031		700	641

NuStar Logistics LP
5.750% due 10/01/2025		1,800	1,837
6.375% due 10/01/2030		1,310	1,329

NVR, Inc.
3.000% due 05/15/2030		940	879

NXP BV
3.150% due 05/01/2027		200	194
3.875% due 06/18/2026		1,400	1,406

Occidental Petroleum Corp.
3.200% due 08/15/2026		100	98
3.500% due 08/15/2029		113	111
4.400% due 08/15/2049		350	330
4.625% due 06/15/2045		765	744
5.500% due 12/01/2025 (i)		4,325	4,558
5.875% due 09/01/2025		2,500	2,659
6.375% due 09/01/2028		3,980	4,487
6.450% due 09/15/2036		250	294
6.625% due 09/01/2030		1,990	2,286
8.000% due 07/15/2025		3,450	3,878
8.875% due 07/15/2030		3,340	4,288

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/02/2022 (f)(g)		3,197	28

Olympus Water U.S. Holding Corp.
3.875% due 10/01/2028	EUR	1,750	1,769
4.250% due 10/01/2028		$2,200	2,002

ON Semiconductor Corp.
3.875% due 09/01/2028		1,820	1,740

Open Text Holdings, Inc.
4.125% due 02/15/2030		600	570

Oracle Corp.
3.600% due 04/01/2040		2,110	1,835
3.600% due 04/01/2050		4,700	3,910
3.800% due 11/15/2037		600	544
3.850% due 04/01/2060		4,700	3,870
3.950% due 03/25/2051 (i)		1,200	1,053
4.000% due 11/15/2047		3,000	2,661

Organon & Co.
4.125% due 04/30/2028		9,500	9,063
5.125% due 04/30/2031		2,100	2,029

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		580	598
7.375% due 06/01/2025		78	80

Outfront Media Capital LLC
4.250% due 01/15/2029		950	885
4.625% due 03/15/2030		300	283
5.000% due 08/15/2027		460	451

Owens & Minor, Inc.
4.500% due 03/31/2029		915	875

Pactiv Evergreen Group Issuer LLC
4.375% due 10/15/2028		1,000	921

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027		3,100	2,884

Papa John’s International, Inc.
3.875% due 09/15/2029		1,100	1,011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		$1,300	$1,320

Pelabuhan Indonesia PT
5.375% due 05/05/2045		2,000	2,156

Penske Truck Leasing Co. LP
2.700% due 11/01/2024		110	108
3.350% due 11/01/2029		100	98
3.450% due 07/01/2024		1,610	1,615

Performance Food Group, Inc.
4.250% due 08/01/2029		1,000	912
6.875% due 05/01/2025		800	829

Pertamina Persero PT
4.150% due 02/25/2060		1,000	884
4.175% due 01/21/2050		1,500	1,389
4.700% due 07/30/2049		3,000	2,964
5.625% due 05/20/2043		3,900	4,150
6.500% due 05/27/2041		3,000	3,486
6.500% due 11/07/2048		3,500	4,166

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^(c)		11,221	785
5.500% due 04/12/2037 ^(c)		47,485	3,087

Petroleos Mexicanos
5.950% due 01/28/2031		1,000	924
6.350% due 02/12/2048		4,526	3,566
6.375% due 01/23/2045		8,510	6,824
6.625% due 06/15/2035		6,010	5,398
6.625% due 06/15/2038		6,400	5,492
6.700% due 02/16/2032		7,538	7,169
6.750% due 09/21/2047		13,456	10,963
6.950% due 01/28/2060		8,712	7,084
7.690% due 01/23/2050		23,770	20,804

Petronas Capital Ltd.
4.550% due 04/21/2050		3,900	4,319

Petrorio Luxembourg Trading Sarl
6.125% due 06/09/2026		1,800	1,804

PetSmart, Inc.
4.750% due 02/15/2028		1,950	1,887
7.750% due 02/15/2029		825	853

Picasso Finance Sub, Inc.
6.125% due 06/15/2025		518	527

Pilgrim’s Pride Corp.
5.875% due 09/30/2027		400	404

PM General Purchaser LLC
9.500% due 10/01/2028		1,450	1,428

Post Holdings, Inc.
4.500% due 09/15/2031		2,950	2,618
4.625% due 04/15/2030		2,510	2,264
5.625% due 01/15/2028		200	197

PRA Health Sciences, Inc.
2.875% due 07/15/2026		300	286

Premier Entertainment Sub LLC
5.625% due 09/01/2029		400	345
5.875% due 09/01/2031		3,000	2,567

Presidio Holdings, Inc.
4.875% due 02/01/2027		1,810	1,787
8.250% due 02/01/2028		460	470

Prestige Brands, Inc.
3.750% due 04/01/2031		850	760
5.125% due 01/15/2028		100	99

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		3,250	3,335

Prime Security Services Borrower LLC
3.375% due 08/31/2027		3,400	3,115
5.750% due 04/15/2026		1,440	1,471
6.250% due 01/15/2028		810	794

Prosus NV
1.539% due 08/03/2028	EUR	1,500	1,451
1.985% due 07/13/2033		2,350	2,077
2.031% due 08/03/2032		1,100	995
3.061% due 07/13/2031		$1,850	1,539
3.680% due 01/21/2030		1,200	1,053
3.832% due 02/08/2051		2,000	1,463
4.027% due 08/03/2050		900	681

PTC, Inc.
4.000% due 02/15/2028		200	195

58	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Qatar Energy
3.125% due 07/12/2041		$3,000	$2,737

Quanta Services, Inc.
2.900% due 10/01/2030		975	904

Radiate Holdco LLC
4.500% due 09/15/2026		4,000	3,866
6.500% due 09/15/2028		1,300	1,232

Rattler Midstream LP
5.625% due 07/15/2025		2,450	2,490

RCS & RDS SA
3.250% due 02/05/2028	EUR	700	711

Rede D’or Finance SARL
4.500% due 01/22/2030		$684	629

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		800	790

Resolute Forest Products, Inc.
4.875% due 03/01/2026		275	265

Rockcliff Energy LLC
5.500% due 10/15/2029		900	902

Rockies Express Pipeline LLC
3.600% due 05/15/2025		70	69
4.800% due 05/15/2030		1,430	1,358

Roller Bearing Co. of America, Inc.
4.375% due 10/15/2029		1,000	934

Rolls-Royce PLC
4.625% due 02/16/2026	EUR	1,000	1,165
5.750% due 10/15/2027		$1,600	1,645
5.750% due 10/15/2027	GBP	2,550	3,501

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023		$350	365
11.500% due 06/01/2025		1,313	1,444

RP Escrow Issuer LLC
5.250% due 12/15/2025		925	905

S&P Global, Inc.
4.250% due 05/01/2029		400	422
4.750% due 08/01/2028		345	371

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030		2,300	2,409
5.625% due 03/01/2025		7,544	7,981
5.750% due 05/15/2024		4,900	5,131

Sabre Global, Inc.
7.375% due 09/01/2025		740	774

Sands China Ltd.
3.100% due 03/08/2029		3,700	3,163
3.250% due 08/08/2031		2,100	1,722
3.800% due 01/08/2026		1,000	951
5.125% due 08/08/2025		2,100	2,092
5.400% due 08/08/2028		4,100	4,039

Santos Finance Ltd.
3.649% due 04/29/2031		1,325	1,239

Sasol Financing USA LLC
4.375% due 09/18/2026		1,800	1,722
5.875% due 03/27/2024		5,300	5,377

Saudi Arabian Oil Co.
2.250% due 11/24/2030		800	735
3.250% due 11/24/2050		550	473
3.500% due 11/24/2070		2,000	1,699

Scientific Games International, Inc.
8.625% due 07/01/2025		1,190	1,253

Scripps Escrow, Inc.
3.875% due 01/15/2029		1,375	1,279

Seagate HDD Cayman
3.125% due 07/15/2029		2,000	1,799
3.375% due 07/15/2031		2,795	2,491
4.125% due 01/15/2031		590	560

Sensata Technologies BV
4.000% due 04/15/2029		2,500	2,384

Shift4 Payments LLC
4.625% due 11/01/2026		600	584

SIG Combibloc PurchaseCo SARL
1.875% due 06/18/2023	EUR	1,400	1,563
2.125% due 06/18/2025		1,400	1,553

Simmons Foods, Inc.
4.625% due 03/01/2029		$250	235

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sinclair Television Group, Inc.
4.125% due 12/01/2030		$1,125	$1,005

Sirius XM Radio, Inc.
3.875% due 09/01/2031		1,300	1,185
4.125% due 07/01/2030		2,740	2,569

Smith & Nephew PLC
2.032% due 10/14/2030		1,700	1,480

Southern Co.
3.700% due 04/30/2030		3,200	3,214

Southwestern Energy Co.
5.375% due 02/01/2029		660	669

Spectrum Brands, Inc.
3.875% due 03/15/2031		425	376
5.500% due 07/15/2030		2,100	2,020

Speedway Motorsports LLC
4.875% due 11/01/2027		950	927

Spirit AeroSystems, Inc.
7.500% due 04/15/2025		2,400	2,490

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031		78	71
4.100% due 10/01/2029		393	384

Sprint Spectrum Co. LLC
4.738% due 03/20/2025		900	919
5.152% due 09/20/2029		2,200	2,319

SRS Distribution, Inc.
4.625% due 07/01/2028		1,525	1,460
6.125% due 07/01/2029		500	462

Stagwell Global LLC
5.625% due 08/15/2029		3,000	2,834

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	3,990	4,146
3.375% due 01/15/2031		$6,420	5,627
4.375% due 07/15/2030		1,190	1,091
4.750% due 01/15/2028		1,200	1,150
5.000% due 02/15/2027		1,170	1,162

Staples, Inc.
7.500% due 04/15/2026		1,931	1,877

Station Casinos LLC
4.500% due 02/15/2028		1,220	1,159
4.625% due 12/01/2031		2,000	1,833

Stryker Corp.
2.900% due 06/15/2050		400	348

Studio City Finance Ltd.
5.000% due 01/15/2029		1,550	1,182

Suburban Propane Partners LP
5.000% due 06/01/2031		1,075	1,009

Sunoco LP
4.500% due 05/15/2029		1,875	1,771

Superior Plus LP
4.500% due 03/15/2029		800	753

Switch Ltd.
3.750% due 09/15/2028		2,240	2,176

Syneos Health, Inc.
3.625% due 01/15/2029		1,500	1,388

T-Mobile USA, Inc.
2.050% due 02/15/2028		2,300	2,105
2.250% due 02/15/2026		1,300	1,226
2.550% due 02/15/2031		1,165	1,058
2.625% due 02/15/2029		350	320
2.875% due 02/15/2031		3,210	2,897
3.000% due 02/15/2041		1,700	1,442
3.300% due 02/15/2051		1,000	844
3.500% due 04/15/2031		2,675	2,521
3.750% due 04/15/2027		760	766
3.875% due 04/15/2030		5,550	5,579
4.750% due 02/01/2028		2,492	2,535
5.375% due 04/15/2027		1,095	1,126

Teck Resources Ltd.
3.900% due 07/15/2030		1,040	1,040

TEGNA, Inc.
4.625% due 03/15/2028		2,150	2,142
4.750% due 03/15/2026		1,000	1,001

Teleflex, Inc.
4.625% due 11/15/2027		200	203

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tencent Holdings Ltd.
2.985% due 01/19/2023		$300	$300
3.240% due 06/03/2050		1,200	934
3.290% due 06/03/2060		1,000	759
3.595% due 01/19/2028		1,000	976
3.925% due 01/19/2038		200	186
3.940% due 04/22/2061		2,000	1,728

Tenet Healthcare Corp.
4.250% due 06/01/2029		2,000	1,920
4.375% due 01/15/2030		1,200	1,153
4.625% due 06/15/2028		1,560	1,533
6.125% due 10/01/2028		1,010	1,028

TK Elevator U.S. Newco, Inc.
5.250% due 07/15/2027		1,500	1,485

Topaz Solar Farms LLC
5.750% due 09/30/2039		678	746

TopBuild Corp.
3.625% due 03/15/2029		225	205
4.125% due 02/15/2032		1,600	1,453

TransDigm, Inc.
4.625% due 01/15/2029		775	726

Transocean Guardian Ltd.
5.875% due 01/15/2024		3,296	3,160

Transocean Pontus Ltd.
6.125% due 08/01/2025		4,342	4,322

Transocean, Inc.
7.250% due 11/01/2025		470	409
8.000% due 02/01/2027		891	756

Transurban Finance Co. Pty. Ltd.
2.450% due 03/16/2031		800	711

Travel & Leisure Co.
4.500% due 12/01/2029		2,100	1,951
4.625% due 03/01/2030		1,100	1,025
5.650% due 04/01/2024		9,291	9,634
6.000% due 04/01/2027		188	194

TreeHouse Foods, Inc.
4.000% due 09/01/2028 (k)		1,690	1,433

TripAdvisor, Inc.
7.000% due 07/15/2025		870	900

Triumph Group, Inc.
8.875% due 06/01/2024		2,227	2,356

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		233	195

Twilio, Inc.
3.625% due 03/15/2029		1,800	1,699
3.875% due 03/15/2031		375	349

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		280	268

U.S. Foods, Inc.
4.750% due 02/15/2029		600	573
6.250% due 04/15/2025		200	205

U.S. Renal Care, Inc.
10.625% due 07/15/2027		2,227	2,125

Uber Technologies, Inc.
4.500% due 08/15/2029		2,250	2,114

United Airlines Pass-Through Trust
2.700% due 11/01/2033		281	258
2.900% due 11/01/2029		605	550
3.100% due 01/07/2030		210	204
3.500% due 09/01/2031		417	404
4.150% due 02/25/2033		1,194	1,210
5.875% due 04/15/2029		5,487	5,688

United Airlines, Inc.
4.375% due 04/15/2026		5,080	5,004
4.625% due 04/15/2029		3,100	2,952

United Group BV
4.875% due 07/01/2024	EUR	400	443

UnitedHealth Group, Inc.
3.125% due 05/15/2060		$270	241

Univision Communications, Inc.
4.500% due 05/01/2029		2,400	2,288
5.125% due 02/15/2025		2,000	2,004
6.625% due 06/01/2027		4,210	4,415
9.500% due 05/01/2025		700	736

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	59

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vail Resorts, Inc.
6.250% due 05/15/2025		$300	$310

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)		1,486	1,542

Vale Overseas Ltd.
3.750% due 07/08/2030		1,360	1,314
6.875% due 11/10/2039		770	941

Valvoline, Inc.
3.625% due 06/15/2031		1,375	1,190

Verisure Holding AB
3.250% due 02/15/2027	EUR	2,000	2,084

Veritas U.S., Inc.
7.500% due 09/01/2025		$1,040	988

Vertiv Group Corp.
4.125% due 11/15/2028		2,375	2,170

Viasat, Inc.
5.625% due 09/15/2025		500	489
5.625% due 04/15/2027		600	592
6.500% due 07/15/2028		1,590	1,528

Viavi Solutions, Inc.
3.750% due 10/01/2029		1,300	1,222

Viking Cruises Ltd.
7.000% due 02/15/2029		1,200	1,106
13.000% due 05/15/2025		3,030	3,372

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		550	503

Viper Energy Partners LP
5.375% due 11/01/2027		660	673

Virgin Media Finance PLC
3.750% due 07/15/2030	EUR	680	681
5.000% due 07/15/2030		$2,700	2,554

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	7,100	8,586
5.000% due 04/15/2027		3,200	4,266
5.250% due 05/15/2029		100	129
5.500% due 05/15/2029		$8,710	8,659

Virgin Media Vendor Financing Notes DAC
4.875% due 07/15/2028	GBP	3,100	3,851

Vmed O2 U.K. Financing PLC
3.250% due 01/31/2031	EUR	2,900	2,964
4.250% due 01/31/2031		$3,850	3,526

VOC Escrow Ltd.
5.000% due 02/15/2028		2,518	2,347

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	400	421

WESCO Distribution, Inc.
7.125% due 06/15/2025		$2,160	2,249
7.250% due 06/15/2028		3,400	3,615

Western Digital Corp.
4.750% due 02/15/2026		3,040	3,091

Western Midstream Operating LP
3.600% due 02/01/2025		200	199
4.550% due 02/01/2030		2,320	2,313

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028		100	105

White Cap Buyer LLC
6.875% due 10/15/2028		1,050	996

White Cap Parent LLC (8.250% Cash or 9.000% PIK)
8.250% due 03/15/2026 (b)		700	689

Williams Scotsman International, Inc.
4.625% due 08/15/2028		1,700	1,659

Windstream Escrow LLC
7.750% due 08/15/2028		1,000	1,020

WMG Acquisition Corp.
3.000% due 02/15/2031		1,280	1,147
3.875% due 07/15/2030		860	821

WR Grace Holdings LLC
4.875% due 06/15/2027		3,810	3,733

WRKCo, Inc.
3.900% due 06/01/2028		1,110	1,116
4.000% due 03/15/2028		464	473
4.200% due 06/01/2032		100	104

Wyndham Hotels & Resorts, Inc.
4.375% due 08/15/2028		2,760	2,660

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wynn Las Vegas LLC
4.250% due 05/30/2023	$3,200	$3,196
5.250% due 05/15/2027	3,800	3,684
5.500% due 03/01/2025	1,225	1,227

Wynn Macau Ltd.
5.500% due 01/15/2026	2,620	2,387
5.500% due 10/01/2027	600	520
5.625% due 08/26/2028	5,625	4,898

Wynn Resorts Finance LLC
5.125% due 10/01/2029	2,250	2,122
7.750% due 04/15/2025	1,200	1,247

Yara International ASA
3.148% due 06/04/2030	290	271
4.750% due 06/01/2028	970	1,003

Yellowstone Energy LP
5.750% due 12/31/2026 «	1,944	2,101

Yum! Brands, Inc.
3.625% due 03/15/2031	310	283
4.625% due 01/31/2032	2,825	2,737

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	3,400	3,135
6.125% due 03/01/2028	1,400	1,256

Ziggo Bond Co. BV
5.125% due 02/28/2030	800	746

Ziggo BV
4.875% due 01/15/2030	5,500	5,190

ZipRecruiter, Inc.
5.000% due 01/15/2030	1,000	978

ZoomInfo Technologies LLC
3.875% due 02/01/2029	1,200	1,098

		1,378,553

UTILITIES 5.9%

Alabama Power Co.
1.450% due 09/15/2030	1,570	1,363

Ameren Illinois Co.
3.250% due 03/15/2050	300	276

AT&T, Inc.
2.250% due 02/01/2032	1,000	888
2.550% due 12/01/2033	547	487
2.750% due 06/01/2031	2,000	1,878
3.300% due 02/01/2052	870	749
3.500% due 06/01/2041	2,000	1,847
3.500% due 09/15/2053	2,526	2,226
3.500% due 02/01/2061	1,000	854
3.550% due 09/15/2055	10,091	8,934
3.650% due 06/01/2051	490	447
3.650% due 09/15/2059	6,552	5,768
3.800% due 12/01/2057	1,157	1,060
4.300% due 02/15/2030	1,600	1,692

Atlantica Sustainable Infrastructure PLC
4.125% due 06/15/2028	575	555

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024	200	206

Blue Racer Midstream LLC
7.625% due 12/15/2025	325	340

Centrais Eletricas Brasileiras SA
3.625% due 02/04/2025	600	589
4.625% due 02/04/2030	1,700	1,592

Clearway Energy Operating LLC
3.750% due 02/15/2031	2,665	2,498
4.750% due 03/15/2028	420	423

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030	600	631

Crestwood Midstream Partners LP
6.000% due 02/01/2029	1,975	1,972

CrownRock LP
5.000% due 05/01/2029	1,325	1,328

Duke Energy Carolinas LLC
3.700% due 12/01/2047	100	98

Duke Energy Florida LLC
1.750% due 06/15/2030	900	802

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Edison International
3.125% due 11/15/2022		$900	$905
3.550% due 11/15/2024		400	402

Electricite de France SA
5.250% due 10/13/2055		300	324

Endeavor Energy Resources LP
6.625% due 07/15/2025		2,350	2,442

Enel Finance International NV
2.250% due 07/12/2031		1,700	1,508
2.650% due 09/10/2024		2,200	2,169
6.000% due 10/07/2039		1,300	1,543

Entergy Corp.
2.950% due 09/01/2026		100	98

Entergy Texas, Inc.
1.750% due 03/15/2031		2,000	1,749

Eskom Holdings SOC Ltd.
6.350% due 08/10/2028		3,800	3,895
6.750% due 08/06/2023		1,000	988

Exelon Corp.
4.050% due 04/15/2030		790	817
4.700% due 04/15/2050		200	221

FEL Energy SARL
5.750% due 12/01/2040		5,114	4,599

FirstEnergy Corp.
2.250% due 09/01/2030		280	248

FirstEnergy Transmission LLC
2.866% due 09/15/2028		2,000	1,859

Gazprom Neft OAO Via GPN Capital SA
4.375% due 09/19/2022		11,500	4,025
6.000% due 11/27/2023		400	140

Gazprom PJSC via Gaz Finance PLC
2.950% due 01/27/2029		4,800	2,004
3.250% due 02/25/2030		7,230	3,127

Genesis Energy LP
8.000% due 01/15/2027		1,525	1,570

India Green Energy Holdings
5.375% due 04/29/2024		1,200	1,209

IPALCO Enterprises, Inc.
3.700% due 09/01/2024		780	783
4.250% due 05/01/2030		300	301

Kentucky Utilities Co.
3.300% due 06/01/2050		100	91

Lumen Technologies, Inc.
4.000% due 02/15/2027		580	541

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028		650	657

Narragansett Electric Co.
3.395% due 04/09/2030		600	591

NextEra Energy Capital Holdings, Inc.
2.200% due 12/02/2026	AUD	6,900	4,810

NGPL PipeCo LLC
4.875% due 08/15/2027		$1,602	1,665
7.768% due 12/15/2037		1,139	1,434

NiSource, Inc.
3.600% due 05/01/2030		1,000	993

ONEOK, Inc.
6.350% due 01/15/2031		1,000	1,159
7.500% due 09/01/2023		1,498	1,576

Pacific Gas & Electric Co.
2.100% due 08/01/2027		300	270
2.500% due 02/01/2031		1,400	1,210
2.950% due 03/01/2026		400	381
3.150% due 01/01/2026		1,110	1,070
3.250% due 06/15/2023		300	300
3.250% due 06/01/2031		350	317
3.300% due 03/15/2027		700	673
3.300% due 12/01/2027		2,900	2,741
3.400% due 08/15/2024		800	793
3.500% due 06/15/2025		1,610	1,573
3.500% due 08/01/2050		1,230	994
3.750% due 02/15/2024		890	894
3.750% due 07/01/2028		150	144
3.750% due 08/15/2042		100	82
3.950% due 12/01/2047		1,000	830

60	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.200% due 03/01/2029		$2,000	$1,969
4.200% due 06/01/2041		500	436
4.250% due 08/01/2023		100	101
4.250% due 03/15/2046		200	174
4.300% due 03/15/2045		600	513
4.450% due 04/15/2042		500	445
4.500% due 07/01/2040		1,400	1,278
4.550% due 07/01/2030		544	541
4.600% due 06/15/2043		300	267
4.650% due 08/01/2028		800	801
4.950% due 07/01/2050		444	420

Pattern Energy Operations LP
4.500% due 08/15/2028		920	906

Pedernales Electric Cooperative, Inc.
5.952% due 11/15/2022		100	103

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
3.000% due 06/30/2030		5,200	4,748
4.000% due 06/30/2050		5,400	4,812
4.125% due 05/15/2027		600	607
4.375% due 02/05/2050		1,000	918
4.875% due 07/17/2049		3,200	3,093
6.150% due 05/21/2048		2,820	3,149
6.250% due 01/25/2049		2,000	2,264

Petrobras Global Finance BV
5.093% due 01/15/2030		30,461	30,461
7.375% due 01/17/2027		700	778

PLT Finance SARL
4.625% due 01/05/2026 (k)	EUR	1,000	1,096

Rio Oil Finance Trust
8.200% due 04/06/2028		$2,234	2,406
9.250% due 07/06/2024		7,426	7,789

SA Global Sukuk Ltd.
2.694% due 06/17/2031		2,850	2,704

San Diego Gas & Electric Co.
1.700% due 10/01/2030		1,900	1,676

Sinopec Group Overseas Development Ltd.
3.500% due 05/03/2026		8,400	8,485
3.625% due 04/12/2027		10,100	10,175

Southern California Edison Co.
2.850% due 08/01/2029		100	95
3.650% due 02/01/2050		1,475	1,371
4.650% due 10/01/2043		800	832
4.875% due 03/01/2049		300	320
5.625% due 02/01/2036		1,000	1,125
6.650% due 04/01/2029		200	228

Southern California Gas Co.
2.550% due 02/01/2030		800	756

Southern Gas Corridor CJSC
6.875% due 03/24/2026		8,480	9,286

Sprint Communications, Inc.
6.000% due 11/15/2022		900	921

Sprint Corp.
7.125% due 06/15/2024		12,045	12,934
7.625% due 02/15/2025		12,440	13,574
7.625% due 03/01/2026		3,725	4,209
7.875% due 09/15/2023		8,155	8,675

System Energy Resources, Inc.
2.140% due 12/09/2025		1,200	1,144

Talen Energy Supply LLC
6.625% due 01/15/2028		300	280
7.250% due 05/15/2027		1,320	1,236

Tallgrass Energy Partners LP
6.000% due 12/31/2030		2,775	2,697
7.500% due 10/01/2025		930	981

Targa Resources Partners LP
4.000% due 01/15/2032		775	747
4.875% due 02/01/2031		5,445	5,507
6.875% due 01/15/2029		580	623

Telecom Italia Capital SA
7.200% due 07/18/2036		100	97
7.721% due 06/04/2038		150	153

Telefonica Chile SA
3.875% due 10/12/2022		300	302

Verizon Communications, Inc.
2.550% due 03/21/2031		1,800	1,675

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.987% due 10/30/2056	$4,300	$3,555
3.550% due 03/22/2051	1,400	1,321
3.700% due 03/22/2061	450	419

Vodafone Group PLC
4.375% due 02/19/2043	3,700	3,724
4.875% due 06/19/2049	930	1,015
5.125% due 06/19/2059	700	780
5.250% due 05/30/2048	1,000	1,123
7.875% due 02/15/2030	300	383

VTR Comunicaciones SpA
5.125% due 01/15/2028	1,836	1,752

		279,173

Total Corporate Bonds & Notes (Cost $2,645,617)		2,475,434

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	720	926

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	1,575	1,590

Total Municipal Bonds & Notes (Cost $2,547)		2,516

U.S. GOVERNMENT AGENCIES 3.8%

Fannie Mae
0.918% due 10/18/2030 •	1	1
4.193% due 09/25/2040 ~(a)	452	42
5.343% due 09/25/2037 •(a)	525	69
6.500% due 06/25/2028	21	22
6.850% due 12/18/2027	11	11

Freddie Mac
0.897% due 09/15/2030 •	5	5
1.304% due 02/25/2045 •	5	5
1.341% due 10/25/2044 •	32	32
1.541% due 07/25/2044 •	52	54
6.500% due 07/25/2043	4	5

Ginnie Mae
1.625% (H15T1Y + 1.500%) due 07/20/2026 ~	3	3
1.750% (H15T1Y + 1.500%) due 11/20/2023 ~	1	1
1.750% due 11/20/2026 - 11/20/2027 •	7	7
1.875% (H15T1Y + 1.500%) due 05/20/2026 ~	4	4
2.000% (H15T1Y + 1.500%) due 03/20/2026 ~	3	3
6.112% due 09/16/2042 ~	190	189

U.S. Small Business Administration
4.340% due 03/01/2024	5	5
5.080% due 11/01/2022	7	7
5.130% due 09/01/2023	1	1

Uniform Mortgage-Backed Security
3.000% due 02/01/2047	681	677
3.500% due 11/01/2045 - 10/01/2048	7,540	7,616
4.000% due 07/01/2048 - 10/01/2049	4,133	4,227
5.000% due 11/01/2035	22	24

Uniform Mortgage-Backed Security, TBA
3.500% due 05/01/2052	118,000	117,851
4.000% due 05/01/2052	48,100	48,932

Total U.S. Government Agencies (Cost $181,798)		179,793

U.S. TREASURY OBLIGATIONS 9.8%

U.S. Treasury Bonds
1.625% due 11/15/2050	15,820	12,984

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 08/15/2041	$14,900	$12,923
1.875% due 02/15/2041	75,000	66,839
2.250% due 02/15/2052	15,800	15,158
2.875% due 05/15/2043	12,532	12,986
3.125% due 02/15/2042	30,600	33,062
3.125% due 02/15/2043	18,631	20,071
3.750% due 11/15/2043	1,500	1,776

U.S. Treasury Notes
2.000% due 06/30/2024 (m)	42,600	42,217
2.125% due 02/29/2024 (m)(o)	17,100	17,042
2.125% due 07/31/2024	34,200	33,963
2.125% due 09/30/2024 (m)(o)	22,400	22,217
2.250% due 11/15/2024 (m)(o)	16,300	16,202
2.250% due 12/31/2024 (m)	87,000	86,426
2.625% due 12/31/2023	31,000	31,204
2.875% due 10/31/2023 (m)	34,900	35,280

Total U.S. Treasury Obligations (Cost $471,694)		460,350

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.3%

Adjustable Rate Mortgage Trust
2.597% due 01/25/2036 ^~	74	70

American Home Mortgage Assets Trust
0.647% due 05/25/2046 ^•	142	125
0.667% due 10/25/2046 •	450	280
0.841% due 02/25/2047 •	21,055	10,641

American Home Mortgage Investment Trust
2.579% due 12/25/2035 •	496	255
6.500% due 03/25/2047 þ	2,154	1,920

BAMLL Commercial Mortgage Securities Trust
1.447% due 04/15/2036 •	3,600	3,583

Banc of America Funding Trust
2.472% due 03/20/2036 ~	19	18
2.583% due 09/20/2035 ^~	33	31
5.500% due 01/25/2036	129	118
6.000% due 07/25/2037 ^	238	229
6.000% due 08/25/2037 ^	77	72

Banc of America Mortgage Trust
2.496% due 06/25/2035 ~	70	65
2.713% due 02/25/2036 ^~	10	10
2.802% due 11/20/2046 ^~	562	532
6.000% due 10/25/2036 ^	77	73

Barclays Commercial Mortgage Securities Trust
4.314% due 12/15/2051	600	635

Bear Stearns Adjustable Rate Mortgage Trust
2.090% due 01/25/2034 ~	1	1
2.482% due 01/25/2034 ~	4	4
2.500% due 02/25/2033 ~	2	2
2.678% due 01/25/2035 ~	227	229
2.711% due 01/25/2035 ~	7	7
2.828% due 08/25/2035 ^~	356	349
2.838% due 02/25/2033 ~	2	1
3.318% due 02/25/2036 ^~	200	197

Bear Stearns ALT-A Trust
0.797% due 08/25/2036 ^•	530	509
2.627% due 05/25/2035 ~	77	77
2.874% due 09/25/2035 ^~	368	272
2.880% due 11/25/2036 ^~	2,297	1,452
3.051% due 11/25/2036 ~	107	77
3.083% due 08/25/2036 ^~	303	250
3.222% due 11/25/2036 ^~	115	73
3.322% due 03/25/2036 ^~	199	178

Chase Mortgage Finance Trust
5.500% due 11/25/2035	290	258
5.500% due 07/25/2037 ^	992	231

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.667% due 10/25/2046 •	1,250	1,264
0.707% due 01/25/2036 ~	70	68

Citigroup Commercial Mortgage Trust
3.209% due 05/10/2049	1,100	1,093

Citigroup Global Markets Mortgage Securities, Inc.
0.957% due 05/25/2032 •	7	6

Citigroup Mortgage Loan Trust
2.329% due 03/25/2034 ~	10	10
2.470% due 05/25/2035 •	9	9

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	61

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.470% due 10/25/2035 •		$90	$90
2.552% due 04/25/2037 ^~		215	190
2.821% due 08/25/2035 ^~		17	15
3.150% due 10/25/2035 ^•		136	139
3.185% due 09/25/2037 ^~		236	223
3.416% due 09/25/2037 ^~		97	96

Citigroup Mortgage Loan Trust, Inc.
2.657% due 05/25/2035 ~		130	130

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^		542	530

Commercial Mortgage Trust
4.228% due 05/10/2051		1,000	1,043
4.254% due 07/10/2045 ~		691	700

Countrywide Alternative Loan Trust
0.644% due 12/20/2046 ^•		844	741
0.659% due 07/20/2046 ^•		369	285
0.697% due 06/25/2036 •		2,023	1,979
0.729% due 09/20/2046 ~		397	272
0.817% due 04/25/2046 •		6,482	6,390
0.857% due 02/25/2036 •		4,691	4,424
1.107% due 11/20/2035 •		2,482	2,357
1.141% due 12/25/2035 •		76	70
2.581% due 10/25/2035 ^~		7	6
3.118% due 02/25/2037 ^~		561	557
5.500% due 11/25/2035 ^		538	403
5.500% due 12/25/2035 ^		381	302
5.500% due 01/25/2036		124	94
5.750% due 02/25/2035		330	282
5.750% due 03/25/2037 ^•		93	66
6.000% due 02/25/2037 ^		2,526	1,303
6.250% due 11/25/2036 ^		786	692
6.250% due 12/25/2036 ^•		476	279
6.250% due 08/25/2037 ^		3,158	2,214

Countrywide Home Loan Mortgage Pass-Through Trust
0.917% due 05/25/2035 •		75	65
2.169% due 02/25/2034 ~		98	98
2.241% due 07/20/2034 ~		82	82
5.500% due 01/25/2035		228	224
5.500% due 09/25/2035 ^		100	98
5.500% due 12/25/2035 ^		207	150
6.000% due 05/25/2036 ^		138	90
6.000% due 01/25/2037 ^		2,894	1,905

Countrywide Home Loan Reperforming REMIC Trust
0.797% due 06/25/2035 •		61	60

Credit Suisse First Boston Mortgage Securities Corp.
2.497% due 06/25/2033 ~		46	46
6.000% due 01/25/2036 ^		515	384

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.444% due 10/25/2035 ~		12	12
5.500% due 12/25/2035 ^		222	214

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.800% due 07/25/2036 ^þ		91	86

Dragon Finance BV
1.074% due 07/13/2023 ~	GBP	1,751	2,269

EMF-NL Prime BV
0.232% due 04/17/2041 ~	EUR	663	734

Eurosail PLC
0.000% due 09/10/2044 •		4,400	4,589
1.722% due 09/13/2045 •	GBP	5,749	7,440
1.972% due 06/13/2045 ~		389	511
1.972% due 06/13/2045 •		4,529	5,932

Finsbury Square PLC
1.287% due 12/16/2069 •		43	57

First Horizon Mortgage Pass-Through Trust
2.683% due 02/25/2036 ~		$22	21
5.750% due 05/25/2037 ^		456	259

GMAC Mortgage Corp. Loan Trust
2.855% due 11/19/2035 ~		51	51
2.893% due 04/19/2036 ^~		34	28

GreenPoint Mortgage Funding Trust
0.997% due 11/25/2045 •		32	29

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.522% due 10/25/2033 ~		74	75

GSR Mortgage Loan Trust
2.170% due 06/25/2034 ~		15	14

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.495% due 05/25/2034 ~		$92	$89
2.766% due 09/25/2035 ~		8	8
2.798% due 11/25/2035 ~		157	159
2.871% due 01/25/2036 ^~		42	43
2.905% due 11/25/2035 ^~		60	41
2.946% due 05/25/2035 ~		165	153
6.000% due 02/25/2036 ^		1,038	634
6.000% due 03/25/2037 ^		185	126
6.000% due 05/25/2037 ^		57	49

HarborView Mortgage Loan Trust
0.639% due 09/19/2037 ~		328	318
0.639% due 01/19/2038 •		462	439
0.654% due 12/19/2036 •		2,216	2,057
3.250% due 06/19/2036 ^~		129	88

Hawksmoor Mortgages
1.240% due 05/25/2053 •	GBP	9,100	11,974

HomeBanc Mortgage Trust
0.977% due 01/25/2036 •		$116	114

HPLY Trust
1.397% due 11/15/2036 •		790	779

IndyMac INDX Mortgage Loan Trust
0.727% due 06/25/2037 ^•		82	107
0.937% due 07/25/2035 •		28	27
2.815% due 07/25/2037 ~		103	78
2.987% due 06/25/2036 ~		230	228
2.992% due 08/25/2036 ~		52	47

JP Morgan Alternative Loan Trust
0.737% due 03/25/2037 ~		561	598

JP Morgan Mortgage Trust
2.314% due 07/25/2035 ~		18	19
2.612% due 04/25/2036 ^~		158	143
2.614% due 07/25/2035 ~		17	17
2.661% due 06/25/2037 ^~		809	658
2.782% due 04/25/2035 ~		197	197
2.877% due 07/27/2037 ~		616	594
2.911% due 06/25/2036 ^~		48	40
3.108% due 08/25/2035 ^~		136	125
5.750% due 01/25/2036 ^		194	120

Lehman XS Trust
0.637% due 07/25/2037 ^•		321	300

MASTR Adjustable Rate Mortgages Trust
0.867% due 05/25/2047 ^•		305	270
0.881% due 01/25/2047 ^~		167	165
0.937% due 05/25/2037 •		93	47
1.077% due 09/25/2037 •		2,381	2,385
3.885% due 11/25/2033 ~		12	12

MASTR Alternative Loan Trust
0.857% due 03/25/2036 ^•		504	48

Merrill Lynch Alternative Note Asset Trust
2.772% due 06/25/2037 ^~		100	68

Merrill Lynch Mortgage Investors Trust
0.877% due 02/25/2036 •		615	604
2.591% due 11/25/2035 •		41	41
2.937% due 12/25/2035 ~		341	279
3.085% due 05/25/2034 ~		104	101

MFA Trust
1.381% due 04/25/2065 ~		5,243	5,172

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~		5,036	5,012
2.750% due 08/25/2059 ~		1,155	1,144

Morgan Stanley Mortgage Loan Trust
2.773% due 11/25/2037 ~		647	537
6.000% due 10/25/2037 ^		3,936	2,914

MortgageIT Securities Corp. Mortgage Loan Trust
0.957% due 09/25/2037 •		3,714	3,451

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		4,638	4,542
2.750% due 11/25/2059 ~		4,794	4,714

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.820% due 03/25/2047 þ		92	92

Prime Mortgage Trust
0.957% due 02/25/2035 •		135	133

RBSGC Structured Trust
5.500% due 11/25/2035 ^~		1,247	1,165

RBSSP Resecuritization Trust
0.709% due 04/26/2037 •		12	12

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 10/26/2036 ~		$1,093	$1,019

Residential Accredit Loans, Inc. Trust
0.557% due 05/25/2037 •		258	253
0.837% due 07/25/2036 •		103	104
0.857% due 12/25/2046 ^•		144	136
0.917% due 05/25/2037 ^•		40	35
3.360% due 02/25/2035 ^~		55	49
5.101% due 02/25/2036 ^~		98	85
6.000% due 06/25/2036 ^		61	58
6.000% due 05/25/2037 ^		53	50
6.500% due 07/25/2036		251	233

Residential Asset Securitization Trust
0.857% due 01/25/2046 ^•		751	267
4.750% due 06/27/2022		231	49
6.000% due 02/25/2036		323	177
6.250% due 09/25/2037 ^		1,870	1,006

Residential Funding Mortgage Securities, Inc. Trust
3.023% due 09/25/2035 ^~		132	95
3.994% due 02/25/2036 ^~		207	193
6.000% due 10/25/2036 ^		231	220

Stratton Mortgage Funding PLC
0.992% due 07/20/2060 •	GBP	2,070	2,720

Structured Adjustable Rate Mortgage Loan Trust
0.857% due 04/25/2047 •		$347	340
2.836% due 05/25/2036 ^~		32	27
2.841% due 09/25/2035 ~		599	573
2.945% due 01/25/2035 ~		123	124
3.031% due 03/25/2036 ^~		47	42
3.074% due 09/25/2036 ^~		813	697

Structured Asset Mortgage Investments Trust
0.897% due 05/25/2036 •		708	656
0.977% due 05/25/2046 ^•		53	35
1.109% due 09/19/2032 •		9	9

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.255% due 06/25/2033 ~		28	27

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 ~	GBP	53	69
1.236% due 10/20/2051 •		1,630	2,149

Verus Securitization Trust
3.889% due 03/25/2060 ~		$100	99

Wachovia Mortgage Loan Trust LLC
2.206% due 10/20/2035 ~		16	16
2.862% due 08/20/2035 ^~		137	136

WaMu Mortgage Pass-Through Certificates Trust
0.841% due 02/25/2047 ^•		326	308
0.891% due 06/25/2047 ^•		36	29
0.914% due 12/25/2046 ~		146	139
0.977% due 11/25/2045 •		508	488
0.997% due 12/25/2045 •		439	425
1.021% due 10/25/2046 ^•		609	574
1.097% due 08/25/2045 •		286	283
1.141% due 08/25/2046 ~		906	906
1.341% due 11/25/2042 •		1	1
1.473% due 02/27/2034 •		13	13
1.541% due 06/25/2042 •		1	1
1.541% due 08/25/2042 •		2	2
1.723% due 07/25/2046 ~		548	527
1.723% due 10/25/2046 •		102	99
2.519% due 09/25/2033 ~		1,546	1,530
2.890% due 09/25/2036 ^~		183	177
3.041% due 12/25/2036 ^~		211	205
3.086% due 02/25/2037 ^~		1,494	1,465

Washington Mutual Mortgage Pass-Through Certificates Trust
0.697% due 01/25/2047 ^•		380	386
0.981% due 05/25/2047 ^•		24	3
4.118% due 09/25/2036 þ		16,796	6,340

Wells Fargo Commercial Mortgage Trust
2.725% due 02/15/2053		900	859
4.218% due 07/15/2046 ~		500	505

Wells Fargo Mortgage-Backed Securities Trust
2.382% due 09/25/2033 ~		16	16
2.653% due 11/25/2037 ^~		235	231
2.715% due 04/25/2036 ^~		17	17

Total Non-Agency Mortgage-Backed Securities (Cost $160,356)			157,223

62	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 3.5%

Aames Mortgage Investment Trust
1.762% due 06/25/2035 •	$8,000	$7,437

ACE Securities Corp. Home Equity Loan Trust
1.057% due 02/25/2036 •	166	165

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.132% due 01/25/2036 •	3,222	3,195

Argent Securities Trust
0.997% due 05/25/2036 ~	589	186

Asset-Backed Funding Certificates Trust
0.617% due 01/25/2037 ~	580	383
0.677% due 01/25/2037 •	2,481	1,649
1.057% due 10/25/2034 ~	608	606

Bear Stearns Asset-Backed Securities Trust
1.192% due 09/25/2035 ~	614	613
1.257% due 10/27/2032 •	19	19
1.257% due 09/25/2046 •	1,711	1,654
1.457% due 10/25/2037 •	46	46
1.507% due 08/25/2037 •	260	248
1.707% due 08/25/2037 •	338	337

Carrington Mortgage Loan Trust
1.252% due 09/25/2035 •	1,338	1,330
1.282% due 02/25/2035 •	3,495	3,461

CIT Mortgage Loan Trust
1.807% due 10/25/2037 •	590	591

Citigroup Mortgage Loan Trust
0.957% due 08/25/2036 •	1,726	1,693
7.250% due 05/25/2036 þ	163	107

Countrywide Asset-Backed Certificates
0.617% due 03/25/2037 •	625	625
0.677% due 09/25/2037 ^•	96	99
0.687% due 05/25/2037 ~	2,365	2,289
0.717% due 11/25/2037 •	4,227	3,990
0.747% due 06/25/2037 •	4,137	4,048
0.747% due 11/25/2037 •	7,021	6,737
1.157% due 11/25/2036 •	815	726
4.422% due 10/25/2046 ^~	154	156

Countrywide Asset-Backed Certificates Trust
0.617% due 09/25/2046 •	15	15
6.095% due 08/25/2035 þ	198	198

CSAB Mortgage-Backed Trust
6.672% due 06/25/2036 ^þ	257	90

Fieldstone Mortgage Investment Trust
0.507% due 11/25/2036 •	977	676

First Franklin Mortgage Loan Trust
0.937% due 10/25/2036 •	904	699
1.732% due 07/25/2034 •	200	199

First NLC Trust
0.597% due 08/25/2037 •	150	93
0.737% due 08/25/2037 •	100	63

GSAA Home Equity Trust
0.797% due 09/25/2036 •	990	294
0.937% due 11/25/2036 •	12,269	5,498
1.057% due 03/25/2037 •	198	101
1.057% due 05/25/2047 •	132	100

Home Equity Asset Trust
1.017% due 08/25/2036 •	398	394

Home Equity Mortgage Loan Asset-Backed Trust
0.597% due 11/25/2036 •	6,158	5,763
0.647% due 04/25/2037 •	3,754	2,838
0.697% due 11/25/2036 •	1,600	1,360
1.117% due 03/25/2036 •	6,000	5,786

JP Morgan Mortgage Acquisition Corp.
0.967% due 02/25/2036 ^•	6,855	6,790

JP Morgan Mortgage Acquisition Trust
0.757% due 07/25/2036 •	980	550

Long Beach Mortgage Loan Trust
1.217% due 08/25/2045 •	9	9

MASTR Asset-Backed Securities Trust
0.617% due 11/25/2036 •	8,049	5,666
1.282% due 10/25/2034 •	265	261

MASTR Specialized Loan Trust
1.207% due 11/25/2035 •	3,242	3,197

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
0.597% due 04/25/2047 •		$1,090	$567
0.717% due 03/25/2037 ~		1,154	1,073
0.777% due 03/25/2037 •		603	563

Morgan Stanley ABS Capital, Inc. Trust
0.547% due 01/25/2037 •		523	297
0.597% due 10/25/2036 •		1,884	1,042
0.657% due 09/25/2036 •		1,548	691
0.677% due 10/25/2036 •		1,142	637
2.032% due 09/25/2034 •		728	712

Morgan Stanley Home Equity Loan Trust
0.807% due 04/25/2037 •		170	108

Morgan Stanley Mortgage Loan Trust
1.177% due 04/25/2037 •		221	86
6.226% due 10/25/2036 ^þ		198	78

New Century Home Equity Loan Trust
1.117% due 02/25/2036 ~		141	141
1.342% due 05/25/2034 •		4,974	4,894

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
1.217% due 12/25/2035 •		508	506

Option One Mortgage Loan Trust
0.597% due 03/25/2037 •		266	250
0.677% due 01/25/2037 •		387	275
0.957% due 07/25/2036 •		1,501	1,004

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		927	337

Residential Asset Securities Corp. Trust
1.552% due 03/25/2035 •		634	624

Securitized Asset-Backed Receivables LLC Trust
0.577% due 12/25/2036 ^•		184	55
0.877% due 11/25/2036 •		24,889	9,178
1.037% due 12/25/2035 •		390	383

SG Mortgage Securities Trust
0.667% due 10/25/2036 •		2,000	1,636

SoFi Professional Loan Program LLC
1.557% due 10/27/2036 •		840	842

Soundview Home Loan Trust
0.607% due 06/25/2037 •		2,750	2,069
0.657% due 01/25/2037 •		4,673	4,635
0.717% due 02/25/2037 •		1,355	475

Specialty Underwriting & Residential Finance Trust
0.727% due 04/25/2037 •		6,078	4,803
1.057% due 12/25/2036 •		362	351

START Ireland
4.089% due 03/15/2044		343	318

Structured Asset Investment Loan Trust
0.607% due 09/25/2036 •		236	232
0.777% due 05/25/2036 ~		148	147
1.257% due 07/25/2034 ~		5,831	5,742
1.357% due 04/25/2035 •		11,000	10,690

Towd Point Mortgage Trust
1.457% due 10/25/2048 •		12,911	12,918
1.457% due 05/25/2058 •		676	677
2.900% due 10/25/2059 ~		13,518	13,297

Venture CLO Ltd.
1.121% due 04/15/2027 •		743	743

Total Asset-Backed Securities (Cost $165,730)			166,106

SOVEREIGN ISSUES 15.0%

Abu Dhabi Government International Bond
2.700% due 09/02/2070		8,000	6,311
3.125% due 09/30/2049		6,000	5,509
3.875% due 04/16/2050		7,000	7,347

Albania Government International Bond
3.500% due 06/16/2027	EUR	1,900	2,044

Angolan Government International Bond
8.000% due 11/26/2029		$4,600	4,635

Argentina Government International Bond
0.500% due 07/09/2030 þ		76,077	25,676
1.000% due 07/09/2029		2,318	797
1.125% due 07/09/2035 þ		3,241	995
2.500% due 07/09/2041 þ		12,275	4,357

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brazil Government International Bond
2.875% due 06/06/2025		$1,000	$981
4.750% due 01/14/2050		7,101	5,968
5.000% due 01/27/2045		1,800	1,607

Chile Government International Bond
1.250% due 01/29/2040	EUR	4,530	4,209
2.450% due 01/31/2031		$600	563
3.500% due 01/31/2034		3,400	3,363

Colombia Government International Bond
4.500% due 01/28/2026		10,000	10,002
5.200% due 05/15/2049		5,700	4,879

Costa Rica Government International Bond
6.125% due 02/19/2031		1,000	1,014

Dominican Republic International Bond
4.875% due 09/23/2032		3,550	3,222
5.300% due 01/21/2041		2,250	1,960
5.500% due 01/27/2025		7,000	7,252
5.875% due 01/30/2060		5,200	4,472
5.950% due 01/25/2027		1,800	1,854
6.000% due 07/19/2028		3,400	3,460
6.400% due 06/05/2049		3,700	3,473
6.500% due 02/15/2048		1,250	1,191
6.850% due 01/27/2045		7,700	7,652
6.875% due 01/29/2026		4,000	4,260
7.450% due 04/30/2044		800	848

Ecuador Government International Bond
0.000% due 07/31/2030 (f)		585	327
0.500% due 07/31/2040 þ		2,778	1,597
1.000% due 07/31/2035 þ		6,062	3,971
5.000% due 07/31/2030 þ		10,313	8,641

Egypt Government International Bond
4.750% due 04/11/2025	EUR	5,700	6,038
5.577% due 02/21/2023		$9,100	9,141
5.625% due 04/16/2030	EUR	7,350	6,866
6.375% due 04/11/2031		6,300	5,986
7.053% due 01/15/2032		$2,200	1,942
7.500% due 02/16/2061		4,000	3,189
7.600% due 03/01/2029		200	191
7.625% due 05/29/2032		4,200	3,816
8.750% due 09/30/2051		1,900	1,642

El Salvador Government International Bond
7.125% due 01/20/2050		2,000	905

Export-Import Bank of India
3.250% due 01/15/2030		5,000	4,745
3.875% due 03/12/2024		1,400	1,412

Fondo MIVIVIENDA SA
3.500% due 01/31/2023		200	202

Ghana Government International Bond
6.375% due 02/11/2027		900	680
7.875% due 03/26/2027		7,080	5,524
7.875% due 02/11/2035		2,000	1,401
8.125% due 03/26/2032		5,260	3,813
8.750% due 03/11/2061		1,500	1,045
8.950% due 03/26/2051		3,100	2,175

Guatemala Government International Bond
4.500% due 05/03/2026		4,000	4,070
4.900% due 06/01/2030		1,400	1,430
5.375% due 04/24/2032		700	734
5.750% due 06/06/2022		15,500	15,589
6.125% due 06/01/2050		3,200	3,376

Hazine Mustesarligi Varlik Kiralama AS
5.125% due 06/22/2026		8,300	7,848

Hungary Government International Bond
3.125% due 09/21/2051		2,100	1,767

Indonesia Government International Bond
1.100% due 03/12/2033	EUR	1,675	1,621
1.300% due 03/23/2034		3,700	3,585
4.350% due 01/11/2048		$200	207
4.750% due 07/18/2047		1,000	1,072
5.250% due 01/17/2042		9,400	10,528
6.625% due 02/17/2037		14,600	18,323

Israel Government International Bond
3.800% due 05/13/2060		2,480	2,483
4.125% due 01/17/2048		800	854

Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	4,600	4,493

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	63

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 03/22/2030	EUR	3,300	$3,381
5.875% due 10/17/2031		2,000	2,055
6.625% due 03/22/2048		1,000	969

Jordan Government International Bond
5.850% due 07/07/2030		$5,500	5,143

Kazakhstan Government International Bond
1.550% due 11/09/2023	EUR	1,500	1,637
2.375% due 11/09/2028		3,200	3,250

Mexico Government International Bond
3.750% due 04/19/2071		$900	716
3.771% due 05/24/2061		29,826	24,202
4.280% due 08/14/2041		724	677
4.400% due 02/12/2052		1,007	927
4.750% due 04/27/2032		1,600	1,699
5.000% due 04/27/2051		2,000	2,027
5.750% due 10/12/2110		6,000	6,104

Mongolia Government International Bond
4.450% due 07/07/2031		2,000	1,808
5.625% due 05/01/2023		861	869

Nigeria Government International Bond
6.125% due 09/28/2028		2,600	2,396
6.500% due 11/28/2027		6,900	6,580
7.143% due 02/23/2030		4,600	4,347
7.375% due 09/28/2033		1,600	1,458
7.625% due 11/21/2025		6,800	7,097
7.875% due 02/16/2032		4,700	4,467

North Macedonia Government International Bond
3.675% due 06/03/2026	EUR	2,000	2,213

Oman Government International Bond
4.750% due 06/15/2026		$3,300	3,322
4.875% due 02/01/2025		2,000	2,044
5.375% due 03/08/2027		5,100	5,251
5.625% due 01/17/2028		5,000	5,172
6.000% due 08/01/2029		4,800	5,019
6.250% due 01/25/2031		1,700	1,804
6.750% due 10/28/2027		600	654
6.750% due 01/17/2048		11,680	11,701
7.000% due 01/25/2051		2,000	2,054

Panama Government International Bond
3.870% due 07/23/2060		700	615
4.500% due 04/16/2050		2,200	2,178
6.700% due 01/26/2036		10,200	12,598
9.375% due 04/01/2029		2,100	2,843

Paraguay Government International Bond
4.950% due 04/28/2031		2,500	2,622
5.600% due 03/13/2048		2,200	2,266
6.100% due 08/11/2044		3,600	4,000

Peru Government International Bond
2.783% due 01/23/2031		2,175	2,053
5.625% due 11/18/2050		150	191
5.940% due 02/12/2029	PEN	22,130	5,842
6.350% due 08/12/2028		9,440	2,562
6.950% due 08/12/2031		15,680	4,380
8.200% due 08/12/2026		490	144
8.750% due 11/21/2033		$11,040	16,022

Qatar Government International Bond
4.400% due 04/16/2050		6,500	7,323
4.817% due 03/14/2049		4,200	4,990
5.103% due 04/23/2048		600	735

Republic of Kenya Government International Bond
6.300% due 01/23/2034 (k)		1,750	1,509
7.000% due 05/22/2027		700	677
8.000% due 05/22/2032		2,800	2,723
8.250% due 02/28/2048		1,500	1,339

Romania Government International Bond
1.750% due 07/13/2030	EUR	3,000	2,817
2.000% due 04/14/2033		2,000	1,781
2.625% due 12/02/2040		3,750	3,168
2.750% due 04/14/2041		425	362
2.875% due 04/13/2042		2,795	2,380
3.375% due 01/28/2050		2,750	2,448
4.625% due 04/03/2049		4,620	5,036

Russia Government International Bond
4.750% due 05/27/2026		$2,000	470
4.875% due 09/16/2023		27,350	13,812
5.100% due 03/28/2035		9,000	1,575
5.250% due 06/23/2047		400	90
5.625% due 04/04/2042		4,000	1,380

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saudi Government International Bond
3.450% due 02/02/2061		$2,000	$1,778
3.750% due 01/21/2055		3,100	2,990
4.500% due 10/26/2046		31,600	33,333
5.000% due 04/17/2049		300	342

Senegal Government International Bond
4.750% due 03/13/2028	EUR	700	755
6.250% due 05/23/2033		$1,700	1,609

Serbia Government International Bond
1.000% due 09/23/2028	EUR	1,700	1,589
1.500% due 06/26/2029		4,400	4,149
1.650% due 03/03/2033		2,500	2,174
2.050% due 09/23/2036		900	767
3.125% due 05/15/2027		2,900	3,130

South Africa Government International Bond
4.300% due 10/12/2028		$5,300	5,136
4.665% due 01/17/2024		12,600	12,889
4.850% due 09/30/2029		4,400	4,313
5.650% due 09/27/2047		3,260	2,855
5.750% due 09/30/2049		9,000	7,886
5.875% due 06/22/2030 (k)		1,100	1,154
6.300% due 06/22/2048		2,100	1,988

Sri Lanka Government International Bond
5.750% due 04/18/2023		7,070	3,538
6.200% due 05/11/2027		800	380
7.850% due 03/14/2029		1,800	873

Turkey Government International Bond
4.250% due 03/13/2025		6,425	6,017
5.125% due 02/17/2028		9,600	8,465
5.250% due 03/13/2030		3,000	2,537
5.600% due 11/14/2024		5,920	5,768
5.750% due 05/11/2047		4,560	3,420
5.875% due 06/26/2031		200	171
6.000% due 01/14/2041		8,700	6,844
6.125% due 10/24/2028		11,600	10,588
7.375% due 02/05/2025		6,200	6,295
7.625% due 04/26/2029		6,200	6,065

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	10,500	4,908
6.750% due 06/20/2026		5,300	2,404
7.750% due 09/01/2022		$19,500	12,090
7.750% due 09/01/2023		4,700	2,397
7.750% due 09/01/2026		4,600	1,978

Uruguay Government International Bond
4.375% due 01/23/2031		880	961
5.100% due 06/18/2050		7,540	8,911
7.625% due 03/21/2036		1,100	1,565

Venezuela Government International Bond
7.000% due 03/31/2038 ^(c)		2,700	235
8.250% due 10/13/2024 ^(c)		2,700	235

Vietnam Government International Bond
5.500% due 03/12/2028		4,237	4,261

Total Sovereign Issues (Cost $831,669)			706,847

		SHARES
COMMON STOCKS 0.4%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (d)		228,414	790

iHeartMedia, Inc. ‘A’ (d)		52,704	998

iHeartMedia, Inc. ‘B’ «(d)		40,902	697

			2,485

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (d)		4,701	364

Urbi Desarrollos Urbanos SAB de CV (d)		2,960	1

			365

ENERGY 0.2%

Noble Corp. (d)(i)		154,006	5,398

Valaris Ltd. (d)		115,056	5,979

			11,377

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.1%

Hipotecaria Su Casita SA de CV «(d)	157,773	$0

Intelsat SA «(d)(i)	72,485	2,211

		2,211

INDUSTRIALS 0.0%

Diamond Offshore Drilling, Inc. (d)	30,504	217

Mcdermott International Ltd. (d)	14,432	10

Neiman Marcus Group Ltd. LLC «(d)(i)	2,151	334

Noble Corp. (d)	21,327	747

		1,308

Total Common Stocks (Cost $16,140)		17,746

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)	16,022	76

Total Rights (Cost $0)		76

WARRANTS 0.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	2,562	13

INFORMATION TECHNOLOGY 0.0%

Windstream Holdings LLC - Exp. 9/21/2055 «	50,061	1,218

Total Warrants (Cost $469)		1,231

PREFERRED SECURITIES 2.0%

FINANCIALS 1.1%

Banco Santander SA
4.125% due 11/12/2027 •(g)(h)	2,200,000	2,242
6.750% due 04/25/2022 •(g)(h)	200,000	222

Bank of America Corp.
4.300% due 01/28/2025 •(g)	2,600,000	2,473

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(g)	400,000	419

CaixaBank SA
6.000% due 07/18/2022 •(g)(h)	200,000	224
6.750% due 06/13/2024 •(g)(h)	400,000	467

Charles Schwab Corp.
4.000% due 06/01/2026 •(g)	3,000,000	2,876
4.000% due 12/01/2030 •(g)	2,400,000	2,159
5.000% due 12/01/2027 •(g)	4,200,000	4,061
5.375% due 06/01/2025 •(g)	1,000,000	1,035

Citigroup, Inc.
4.000% due 12/10/2025 •(g)	1,575,000	1,516

Discover Financial Services
6.125% due 06/23/2025 •(g)	2,390,000	2,493

Dresdner Funding Trust
8.151% due 06/30/2031	870,000	1,096

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(g)	3,600,000	3,780

Goldman Sachs Group, Inc.
3.800% due 05/10/2026 •(g)	1,000,000	929
4.950% due 02/10/2025 •(g)	670,000	671

JPMorgan Chase & Co.
4.000% due 04/01/2025 •(g)	3,390,000	3,205
4.600% due 02/01/2025 •(g)	3,210,000	3,102
5.000% due 08/01/2024 •(g)	2,430,000	2,424

Nationwide Building Society
10.250% ~	18,950	4,282

64	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

	SHARES	MARKET VALUE (000S)

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)	4,974,525	$6,437

Truist Financial Corp.
4.950% due 09/01/2025 •(g)	2,540,000	2,607
5.100% due 03/01/2030 •(g)	1,640,000	1,671

Wells Fargo & Co.
3.900% due 03/15/2026 •(g)	2,600,000	2,494

		52,885

INDUSTRIALS 0.0%

General Electric Co.
4.156% (US0003M + 3.330%) due 06/15/2022 ~(g)	1,488,000	1,432

UTILITIES 0.9%

AT&T Mobility LLC
7.000% due 10/20/2022 «(g)(i)	1,576,079	41,058

Total Preferred Securities (Cost $97,851)		95,375

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (j) 0.1%
		$3,680

U.S. TREASURY BILLS 0.0%
0.273% due 05/19/2022 (e)(f)(o)	$982	982

Total Short-Term Instruments (Cost $4,662)		4,662

Total Investments in Securities (Cost $4,795,826)		4,481,998

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.4%

SHORT-TERM INSTRUMENTS 7.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.4%

PIMCO Short Asset Portfolio	3,226,665	$31,808

PIMCO Short-Term Floating NAV Portfolio III	32,464,733	315,233

Total Short-Term Instruments (Cost $347,646)		347,041

Total Investments in Affiliates (Cost $347,646)		347,041

Total Investments 102.5% (Cost $5,143,472)		$4,829,039

Financial Derivative Instruments (l)(n) 0.2% (Cost or Premiums, net $19,275)		7,537

Other Assets and Liabilities, net (2.7)%		(124,852)

Net Assets 100.0%		$4,711,724

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Zero coupon security.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$42,630	$41,058	0.87%
Citigroup, Inc. 2.572% due 06/03/2031	05/26/2020	4,400	4,039	0.08
Deutsche Bank AG 3.035% due 05/28/2032	05/25/2021	500	450	0.01
Deutsche Bank AG 3.729% due 01/14/2032	01/11/2021 - 01/28/2021	3,005	2,680	0.06
Ford Credit Canada Co. 3.742% due 05/08/2023	06/03/2020	2,887	3,207	0.07
General Motors Co. 6.800% due 10/01/2027	05/07/2020 - 10/19/2021	643	678	0.01
Intelsat SA	09/05/2018 - 02/23/2022	6,174	2,211	0.05
Neiman Marcus Group Ltd. LLC	09/25/2020	0	334	0.01
Noble Corp.	02/05/2021 - 02/27/2021	1,780	5,398	0.11
Occidental Petroleum Corp. 5.500% due 12/01/2025	12/08/2020	4,325	4,558	0.10
Oracle Corp. 3.950% due 03/25/2051	03/22/2021 - 11/12/2021	1,213	1,053	0.02

		$67,557	$65,666	1.39%

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	65

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$3,680	U.S. Treasury Bills 0.000% due 08/04/2022	$(3,754)	$3,680	$3,680

Total Repurchase Agreements						$(3,754)	$3,680	$3,680

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	0.000%	04/20/2021	TBD	(3)	EUR	(1,824)	$(1,992)
FBF	(0.500)	11/18/2021	TBD	(3)	$	(658)	(656)
	(0.500)	02/09/2022	TBD	(3)		(1,012)	(1,011)
	0.000	02/22/2022	TBD	(3)	EUR	(986)	(1,089)
JML	(0.100)	03/21/2022	04/12/2022		$	(1,066)	(1,066)
	0.000	01/28/2022	TBD	(3)	EUR	(1,576)	(1,735)
	0.000	03/29/2022	TBD	(3)		(679)	(751)
	0.180	03/18/2022	04/22/2022		$	(9,121)	(9,122)
	0.200	03/18/2022	04/22/2022			(846)	(846)

Total Reverse Repurchase Agreements							$(18,268)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.9)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2052	$40,400	$(37,734)	$(37,507)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2052	55,000	(50,987)	(50,970)

Total Short Sales (1.9)%				$(88,721)	$(88,477)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(1,992)	$0	$(1,992)	$2,038	$46
FBF	0	(2,756)	0	(2,756)	2,941	185
FICC	3,680	0	0	3,680	(3,754)	(74)
JML	0	(13,520)	0	(13,520)	15,045	1,525

Total Borrowings and Other Financing Transactions	$3,680	$(18,268)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(11,034)	$0	$(5,567)	$(16,601)
Sovereign Issues	0	0	0	(1,667)	(1,667)

Total Borrowings	$0	$(11,034)	$0	$(7,234)	$(18,268)

Payable for reverse repurchase agreements					$(18,268)

(k)	Securities with an aggregate market value of $19,894 and cash of $130 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

66	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(19,561) at a weighted average interest rate of (0.391%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Canada Government 10-Year Bond June Futures	06/2022	353	$36,866	$(1,394)	$164	$0
Euro-Bobl June Futures	06/2022	323	46,044	(1,628)	272	(129)
Euro-Bund 10-Year Bond June Futures	06/2022	703	123,389	(7,102)	1,166	(163)
U.S. Treasury 5-Year Note June Futures	06/2022	209	23,970	(841)	29	0
U.S. Treasury 10-Year Note June Futures	06/2022	895	109,973	(4,746)	224	0
United Kingdom Long Gilt June Futures	06/2022	231	36,788	(351)	127	(37)

Total Futures Contracts				$(16,062)	$1,982	$(329)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Atlantia SPA	1.000%	Quarterly	06/20/2025	1.015%	EUR 2,900	$(124)	$123	$(1)	$0	$0
Boeing Co.	1.000	Quarterly	12/20/2022	0.637	$ 600	0	3	3	0	0
Boeing Co.	1.000	Quarterly	06/20/2026	1.341	300	(2)	(2)	(4)	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	1.602	EUR 2,800	(452)	394	(58)	0	(3)

						$(578)	$518	$(60)	$0	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$61,500	$(2,251)	$(3,070)	$(5,321)	$0	$(81)
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026	400	(14)	(16)	(30)	0	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026	78,800	(2,813)	(3,657)	(6,470)	0	(85)
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026	17,600	1,721	(566)	1,155	0	0
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026	283,000	25,645	(7,362)	18,283	14	(116)
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027	51,800	2,569	366	2,935	0	(23)
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	122,700	2,794	(655)	2,139	0	(15)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	167,900	2,408	339	2,747	0	(10)

					$30,059	$(14,621)	$15,438	$14	$(330)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month AUD-BBR-BBSW	2.750%	Semi-Annual	06/17/2026	AUD	34,600	$3,287	$(3,237)	$50	$161	$0
Pay(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2027	EUR	112,700	(6,727)	(1,770)	(8,497)	417	0
Pay(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		35,400	(3,327)	(542)	(3,869)	247	0

							$(6,767)	$(5,549)	$(12,316)	$825	$0

Total Swap Agreements							$22,714	$(19,652)	$3,062	$839	$(333)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	67

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,982	$839	$2,821	$0	$(329)	$(333)	$(662)

(m)

Securities with an aggregate market value of $60,666 and cash of $10,299 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2022		AUD	634		$477	$2	$0
	04/2022			$3,860	AUD	5,157	0	(1)
	04/2022			15,190	GBP	11,660	127	0
	05/2022		AUD	5,157		$3,861	1	0
	05/2022		CAD	9,305		7,309	0	(133)
	05/2022			$1,457	CAD	1,855	27	0
	09/2022		PEN	9,374		$2,228	0	(277)

BPS	04/2022		AUD	1,906		1,387	0	(39)
	04/2022		EUR	3,666		4,077	22	0
	04/2022		GBP	408		539	3	0
	04/2022			$5,686	GBP	4,241	0	(115)
	05/2022		CAD	824		$660	1	0
	05/2022		IDR	455,274		32	0	0
	08/2022			$128	MXN	2,804	10	0

BSH	05/2022			241	PEN	899	3	0

CBK	04/2022			165		615	2	0
	05/2022			450		1,668	3	0
	07/2022		PEN	1,647		$419	0	(24)
	09/2022			19,980		5,181	0	(171)
	12/2022			30,071		7,170	0	(817)

DUB	04/2022			$117	DKK	789	0	0
	07/2022		DKK	786		$117	0	0

GLM	04/2022	«	RUB	322		4	0	0

HUS	04/2022		DKK	1,335		208	10	0
	04/2022		EUR	9,007		9,908	0	(56)
	04/2022		GBP	859		1,129	1	0
	04/2022			$42,416	EUR	37,974	0	(407)
	04/2022			2,435	GBP	1,822	0	(42)

JPM	05/2022		CNH	1,765		$278	1	0
	05/2022		IDR	563,609		39	0	0

68	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
MBC	05/2022		CNH	1,138		$179	$1	$0
	05/2022		IDR	472,152		33	0	0

MYI	04/2022		BRL	7,537		1,438	0	(145)
	04/2022			$1,527	BRL	7,537	56	0
	04/2022			255,762	EUR	229,682	0	(1,677)
	04/2022			3,545	GBP	2,699	11	(10)
	05/2022		BRL	7,537		$1,516	0	(55)
	05/2022		CAD	680		535	0	(9)
	05/2022		EUR	229,682		255,985	1,682	0
	05/2022		IDR	457,550		32	0	0
	07/2022		DKK	545		82	0	0

SCX	04/2022		EUR	258,649		290,888	4,757	0
	04/2022		GBP	121,679		163,307	3,463	0
	04/2022	«	RUB	1,476		19	2	0
	04/2022			$870	PEN	3,292	24	0
	05/2022		CAD	681		$541	0	(4)
	05/2022		CNH	1,135		179	0	0
	05/2022		GBP	102,524		134,962	307	0

TOR	04/2022		AUD	6,891		4,946	0	(211)
	05/2022		CAD	488		383	0	(8)

Total Forward Foreign Currency Contracts							$10,516	$(4,201)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	15,800	$(19)	$(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	9,400	(8)	(5)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	1,900	(9)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	07/20/2022	5,200	(54)	(34)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	10,600	(14)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	5,800	(15)	(7)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	10,700	(21)	(10)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	25,600	(40)	(20)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	9,800	(45)	(13)

BPS	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	3,200	(22)	(12)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	3,500	(34)	(15)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	8,100	(84)	(31)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	3,400	(35)	(11)

BRC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	1,000	(6)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	14,800	(19)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	7,500	(8)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	8,400	(16)	(6)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	2,900	(15)	(3)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	15,400	(91)	(59)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	2,100	(15)	(6)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	11,000	(13)	(12)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	11,500	(16)	(11)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	19,600	(31)	(12)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	23,400	(42)	(29)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	5,100	(9)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	8,200	(37)	(11)

CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	5,600	(7)	(4)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	9,700	(13)	(11)

DUB	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	4,900	(20)	(3)
	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	05/18/2022	2,200	(12)	(5)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	9,700	(11)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	8,900	(10)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	5,900	(10)	(3)

GST	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	05/18/2022	1,900	(12)	(5)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	7,000	(12)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	7,300	(8)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	500	(3)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	11,100	(18)	(8)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	3,500	(6)	(5)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	69

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	7,500	$(11)	$(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	5,300	(7)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	7,300	(9)	(5)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	4,400	(7)	(3)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	7,100	(70)	(31)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	3,300	(30)	(13)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	3,200	(32)	(11)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	07/20/2022	7,300	(28)	(12)

MYC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	1,400	(8)	(1)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	1,700	(7)	(1)
	Put - OTC CDX.HY-37 5-Year Index	Sell	104.000	04/20/2022	2,000	(14)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	6,100	(12)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	5,300	(7)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	7,400	(15)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	14,300	(20)	(6)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	4,000	(19)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	13,000	(20)	(4)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	04/20/2022	10,500	(12)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	9,900	(11)	(9)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	9,200	(15)	(5)

						$ (1,214)	$ (499)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	$96.406	06/06/2022	5,000	$(31)	$(39)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.617	06/06/2022	2,000	(12)	(25)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	98.406	06/06/2022	5,000	(27)	(35)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.617	06/06/2022	2,000	(9)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.391	05/05/2022	1,000	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.469	05/05/2022	1,000	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.617	05/05/2022	1,000	(4)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.414	04/06/2022	3,000	(9)	(77)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.766	05/05/2022	1,000	(5)	(16)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.914	05/05/2022	1,000	(5)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.102	05/05/2022	1,000	(5)	(18)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.625	06/06/2022	2,000	(12)	(12)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	100.625	06/06/2022	2,000	(8)	(8)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.438	06/06/2022	8,000	(44)	(94)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.438	06/06/2022	8,000	(39)	(28)
	Call - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	101.191	04/14/2022	2,000	(7)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.199	04/06/2022	1,000	(5)	(34)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.625	04/06/2022	3,000	(11)	(66)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.656	04/06/2022	2,000	(8)	(44)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.734	04/06/2022	1,000	(4)	(23)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.000	04/06/2022	2,000	(8)	(51)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.344	04/06/2022	2,000	(7)	(58)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.391	04/06/2022	1,000	(4)	(29)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.406	04/06/2022	3,000	(12)	(89)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.484	04/06/2022	3,000	(11)	(91)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.500	04/06/2022	1,000	(4)	(31)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.531	04/06/2022	2,000	(8)	(62)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.563	04/06/2022	600	(2)	(19)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.188	04/06/2022	2,000	(8)	(75)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.734	04/06/2022	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	100.000	04/06/2022	2,000	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	96.344	05/05/2022	2,000	(12)	(31)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.344	05/05/2022	2,000	(9)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.508	05/05/2022	1,000	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.523	05/05/2022	1,000	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	99.008	05/05/2022	1,000	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.875	04/06/2022	1,000	(3)	(30)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.781	05/05/2022	4,000	(21)	(63)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.047	05/05/2022	3,000	(14)	(53)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.539	05/05/2022	2,000	(9)	(43)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.594	05/05/2022	1,000	(4)	(22)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.781	05/05/2022	4,000	(15)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2052	102.141	04/06/2022	1,000	(2)	(19)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2052	101.000	05/05/2022	1,000	(2)	(2)

70	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	$98.625	06/06/2022	2,000	$(12)	$(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	99.500	06/06/2022	2,000	(8)	(16)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	100.625	06/06/2022	2,000	(8)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	101.500	06/06/2022	2,000	(6)	(3)

					$(466)	$(1,359)

Total Written Options					$(1,680)	$(1,858)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BRC	Brazil Government International Bond	1.000%	Quarterly	03/20/2023	0.618%	$	2,800	$(151)	$162	$11	$0

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.231		400	(7)	5	0	(2)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.934		3,900	(40)	47	7	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.143		11,600	46	(86)	0	(40)

GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.231		1,100	(17)	11	0	(6)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.829		21,000	(314)	382	68	0
	Indonesia Government International Bond	1.000	Quarterly	12/20/2023	0.281		52,500	(775)	1,437	662	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2027	0.842		2,900	7	16	23	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.499		2,900	(24)	63	39	0

HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	0.916		600	(21)	22	1	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.035		5,200	(152)	149	0	(3)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.351		14,400	(232)	396	164	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.400		2,300	(31)	62	31	0

JPM	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.784		1,100	(9)	19	10	0

MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.499		2,100	(18)	47	29	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.691		200	(3)	5	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.909		3,600	10	6	16	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.009		8,000	(27)	26	0	(1)

								$(1,758)	$2,769	$1,063	$(52)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.928% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/20/2022	$3,500	$(1)	$(89)	$0	$(90)

Total Swap Agreements								$(1,759)	$2,680	$1,063	$(142)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$157	$0	$0	$157	$(411)	$(96)	$0	$(507)	$(350)	$301	$(49)
BPS	36	0	0	36	(154)	(69)	0	(223)	(187)	367	180
BRC	0	0	11	11	0	(161)	0	(161)	(150)	148	(2)
BSH	3	0	0	3	0	0	0	0	3	0	3
CBK	5	0	7	12	(1,012)	(15)	(42)	(1,069)	(1,057)	884	(173)
DUB	0	0	0	0	0	(16)	0	(16)	(16)	0	(16)
GST	0	0	792	792	0	(22)	(6)	(28)	764	(560)	204
HUS	11	0	196	207	(505)	0	(3)	(508)	(301)	0	(301)
JPM	1	0	10	11	0	(333)	0	(333)	(322)	530	208
MBC	1	0	0	1	0	0	0	0	1	228	229
MYC	0	0	47	47	0	(43)	(91)	(134)	(87)	369	282
MYI	1,749	0	0	1,749	(1,896)	0	0	(1,896)	(147)	(10)	(157)
SAL	0	0	0	0	0	(1,103)	0	(1,103)	(1,103)	1,254	151
SCX	8,553	0	0	8,553	(4)	0	0	(4)	8,549	(5,358)	3,191
TOR	0	0	0	0	(219)	0	0	(219)	(219)	0	(219)

Total Over the Counter	$10,516	$0	$1,063	$11,579	$(4,201)	$(1,858)	$(142)	$(6,201)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	71

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

(o)

Securities with an aggregate market value of $4,181 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,982	$1,982
Swap Agreements	0	14	0	0	825	839

	$0	$14	$0	$0	$2,807	$2,821

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,516	$0	$10,516
Swap Agreements	0	1,063	0	0	0	1,063

	$0	$1,063	$0	$10,516	$0	$11,579

	$0	$1,077	$0	$10,516	$2,807	$14,400

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$329	$329
Swap Agreements	0	333	0	0	0	333

	$0	$333	$0	$0	$329	$662

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,201	$0	$4,201
Written Options	0	499	0	0	1,359	1,858
Swap Agreements	0	52	0	0	90	142

	$0	$551	$0	$4,201	$1,449	$6,201

	$0	$884	$0	$4,201	$1,778	$6,863

72	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(4,303)	$(4,303)
Swap Agreements	0	25,784	0	0	(10,810)	14,974

	$0	$25,784	$0	$0	$(15,113)	$10,671

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33,471	$0	$33,471
Purchased Options	0	0	0	0	(19)	(19)
Written Options	0	2,143	0	0	1,224	3,367
Swap Agreements	0	3,968	0	0	(283)	3,685

	$0	$6,111	$0	$33,471	$922	$40,504

	$0	$31,895	$0	$33,471	$(14,191)	$51,175

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(16,511)	$(16,511)
Swap Agreements	0	(17,035)	0	0	(2,340)	(19,375)

	$0	$(17,035)	$0	$0	$(18,851)	$(35,886)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8,525)	$0	$(8,525)
Written Options	0	227	0	0	(892)	(665)
Swap Agreements	0	(2,021)	0	0	(89)	(2,110)

	$0	$(1,794)	$0	$(8,525)	$(981)	$(11,300)

	$0	$(18,829)	$0	$(8,525)	$(19,832)	$(47,186)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$192,168	$22,471	$214,639
Corporate Bonds & Notes
Banking & Finance	0	812,623	5,085	817,708
Industrials	0	1,376,405	2,148	1,378,553
Utilities	0	279,173	0	279,173
Municipal Bonds & Notes
Illinois	0	926	0	926
Texas	0	1,590	0	1,590
U.S. Government Agencies	0	179,793	0	179,793
U.S. Treasury Obligations	0	460,350	0	460,350
Non-Agency Mortgage-Backed Securities	0	157,223	0	157,223
Asset-Backed Securities	0	166,106	0	166,106
Sovereign Issues	0	706,847	0	706,847
Common Stocks
Communication Services	1,788	0	697	2,485
Consumer Discretionary	365	0	0	365
Energy	11,377	0	0	11,377
Financials	0	0	2,211	2,211
Industrials	10	964	334	1,308
Rights
Financials	0	0	76	76
Warrants
Financials	0	0	13	13
Information Technology	0	0	1,218	1,218
Preferred Securities
Financials	0	52,885	0	52,885
Industrials	0	1,432	0	1,432
Utilities	0	0	41,058	41,058
U.S. Government Agencies	0	0	0	0
Short-Term Instruments
Repurchase Agreements	0	3,680	0	3,680
U.S. Treasury Bills	0	982	0	982

	$13,540	$4,393,147	$75,311	$4,481,998

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$347,041	$0	$0	$347,041

Total Investments	$360,581	$4,393,147	$75,311	$4,829,039

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(88,477)	$0	$(88,477)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,729	1,092	0	2,821
Over the counter	0	11,577	2	11,579

	$1,729	$12,669	$2	$14,400

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(329)	(333)	0	(662)
Over the counter	(40)	(6,161)	0	(6,201)

	$(369)	$(6,494)	$0	$(6,863)

Total Financial Derivative Instruments	$1,360	$6,175	$2	$7,537

Totals	$361,941	$4,310,845	$75,313	$4,748,099

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	73

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)	March 31, 2022

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2022:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$4,747	$20,687	$(2,498)	$18	$1	$(484)	$0	$0	$22,471	$(505)
Corporate Bonds & Notes
Banking & Finance	2,010	3,349	0	1	0	(275)	0	0	5,085	(275)
Industrials	2,541	47	(350)	0	0	(90)	0	0	2,148	(52)
Common Stocks
Communication Services	668	0	0	0	0	29	0	0	697	29
Energy	2,436	272	0	0	0	2,690	0	(5,398)	0	0
Financials	0	6,174	0	0	0	(3,963)	0	0	2,211	(3,963)
Industrials	886	0	(272)	0	0	468	0	(748)	334	117
Rights
Financials	0	0	0	0	0	76	0	0	76	76
Warrants
Financials	0	14	0	0	0	(1)	0	0	13	(2)
Information Technology	945	0	0	0	0	273	0	0	1,218	273
Preferred Securities
Utilities	42,018	646	(323)	0	0	(1,283)	0	0	41,058	(1,283)

	$56,251	$31,189	$(3,443)	$19	$1	$(2,560)	$0	$(6,146)	$75,311	$(5,585)

Financial Derivative Instruments - Assets
Over the counter	0	0	0	0	0	2	0	0	2	2

Totals	$56,251	$31,189	$(3,443)	$19	$1	$(2,558)	$0	$(6,146)	$75,313	$(5,583)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$2,904	Other Valuation Techniques(2)	—		—	—
	7,784	Discounted Cash Flow	Discount Rate		4.058	—
	9,799	Recent Transaction	Purchase Price		100.000	—
	1,984	Third Party Vendor	Broker Quote		99.250	—
Corporate Bonds & Notes
Banking & Finance	1,941	Other Valuation Techniques(2)	—		—	—
	3,144	Proxy Pricing	Base Price		95.035-95.248	95.142
Industrials	2,101	Discounted Cash Flow	Discount Rate		2.602	—
	47	Other Valuation Techniques(2)	—		—	—
Common Stocks
Communication Services	697	Reference Instrument	Liquidity Discount		10.000	—
Financials	2,211	Indicative Market Quotation	Broker Quote		30.500	—
Industrials	334	Discounted Cash Flow	Discount Rate		11.500	—
Rights
Financials	76	Other Valuation Techniques(2)	—		—	—
Warrants
Financials	13	Other Valuation Techniques(2)	—		—	—
Information Technology	1,218	Comparable Companies/ Discounted Cash Flow	EBITDA Multiple	X	5.590	—
Preferred Securities
Utilities	41,058	Discounted Cash Flow	Discount Rate		4.043	—

Financial Derivative Instruments - Assets
Over the counter	2	Other Valuation Techniques(2)	—		—	—

Total	$75,313

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

74	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO ESG Income Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.6%

CORPORATE BONDS & NOTES 39.3%

BANKING & FINANCE 23.4%

AIB Group PLC
2.875% due 05/30/2031 •	EUR	200	$219

Alexandria Real Estate Equities, Inc.
2.000% due 05/18/2032		$400	350

Ally Financial, Inc.
8.000% due 11/01/2031		250	314

American Tower Corp.
3.100% due 06/15/2050		300	243
3.800% due 08/15/2029		200	199

Asian Development Bank
4.700% due 03/12/2024	MXN	5,600	260
6.550% due 01/26/2025	ZAR	40,000	2,735

Assicurazioni Generali SpA
4.125% due 05/04/2026	EUR	100	119

Banco Bilbao Vizcaya Argentaria SA
5.875% due 05/24/2022 •(f)(g)		200	223
5.875% due 09/24/2023 •(f)(g)		200	229

Banco BTG Pactual SA
2.750% due 01/11/2026		$600	555

Banco do Brasil SA
4.875% due 01/11/2029		400	403

Banco Mercantil del Norte SA
6.625% due 01/24/2032 •(f)(g)		200	185

Bancolombia SA
3.000% due 01/29/2025		400	390

Bank of America Corp.
2.687% due 04/22/2032 •		200	184

Banque Ouest Africaine de Developpement
2.750% due 01/22/2033	EUR	870	891

Barclays PLC
7.750% due 09/15/2023 •(f)(g)		$200	208

BNP Paribas SA
4.625% due 02/25/2031 •(f)(g)		400	358

Boston Properties LP
2.550% due 04/01/2032		150	136
3.400% due 06/21/2029		100	99

Brookfield Finance, Inc.
2.724% due 04/15/2031		350	324

Citycon Treasury BV
1.625% due 03/12/2028	EUR	300	283

Cooperatieve Rabobank UA
4.375% due 06/29/2027 •(f)(g)		400	446

CPI Property Group SA
1.500% due 01/27/2031		100	91
2.750% due 01/22/2028	GBP	200	245

Crown Castle International Corp.
3.100% due 11/15/2029		$400	379

CTP NV
1.250% due 06/21/2029	EUR	200	194
1.500% due 09/27/2031		500	467

Deutsche Bank AG
3.742% due 01/07/2033 •		$500	443

Equinix, Inc.
1.550% due 03/15/2028		500	442
3.900% due 04/15/2032 (b)		400	398

First American Financial Corp.
2.400% due 08/15/2031		600	526

Ford Motor Credit Co. LLC
3.096% due 05/04/2023		200	200
3.664% due 09/08/2024		200	198
5.125% due 06/16/2025		200	204
5.584% due 03/18/2024		200	206

FS KKR Capital Corp.
1.650% due 10/12/2024		200	189
3.125% due 10/12/2028		400	357

Globalworth Real Estate Investments Ltd.
2.950% due 07/29/2026	EUR	400	439

Goldman Sachs Group, Inc.
2.383% due 07/21/2032 •		$400	355

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.615% due 03/15/2028 •		$1,000	$1,000

Grainger PLC
3.000% due 07/03/2030	GBP	100	124

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		$200	203

Hanwha Life Insurance Co. Ltd.
3.379% due 02/04/2032 •		300	288

HAT Holdings LLC
3.375% due 06/15/2026		535	509
3.750% due 09/15/2030		300	271

Host Hotels & Resorts LP
2.900% due 12/15/2031		250	224
3.375% due 12/15/2029		600	572
3.500% due 09/15/2030		200	191

Howard Hughes Corp.
4.375% due 02/01/2031		600	565

Hudson Pacific Properties LP
3.950% due 11/01/2027		230	231

Indian Railway Finance Corp. Ltd.
3.570% due 01/21/2032		950	899

ING Groep NV
2.727% due 04/01/2032 •		200	184
3.875% due 05/16/2027 •(f)(g)		200	175
4.250% due 05/16/2031 •(f)(g)		200	171
4.252% due 03/28/2033 •		500	515
4.875% due 05/16/2029 •(f)(g)		200	187

International Bank for Reconstruction & Development
3.000% due 09/27/2023		10,950	11,078

International Finance Corp.
8.000% due 10/09/2023	IDR	3,900,000	285

Intesa Sanpaolo SpA
5.017% due 06/26/2024		$200	202
6.250% due 05/16/2024 •(f)(g)	EUR	200	232

Kilroy Realty LP
2.500% due 11/15/2032		$200	174
2.650% due 11/15/2033		300	261

Legal & General Group PLC
5.625% due 03/24/2031 •(f)(g)	GBP	200	267

Lendlease Finance Ltd.
3.400% due 10/27/2027	AUD	900	631

Lloyds Banking Group PLC
3.750% due 03/18/2028 •		$500	499

MAF Sukuk Ltd.
3.933% due 02/28/2030		200	200

Manulife Financial Corp.
3.703% due 03/16/2032		1,000	1,010

MPT Operating Partnership LP
3.375% due 04/24/2030	GBP	200	247

Nationstar Mortgage Holdings, Inc.
5.750% due 11/15/2031		$300	287

Natwest Group PLC
5.125% due 05/12/2027 •(f)(g)	GBP	200	260

NE Property BV
3.375% due 07/14/2027	EUR	300	330

Nexi SpA
1.625% due 04/30/2026		550	581

Nomura Holdings, Inc.
2.172% due 07/14/2028		$200	180

Nordea Bank Abp
3.750% due 03/01/2029 •(f)(g)		500	430

OneMain Finance Corp.
3.500% due 01/15/2027		781	723

Owl Rock Capital Corp.
2.875% due 06/11/2028		200	175

PennyMac Financial Services, Inc.
5.750% due 09/15/2031		200	178

Regency Centers LP
3.700% due 06/15/2030		100	100

Shinhan Bank Co. Ltd.
4.000% due 04/23/2029 (g)		200	203

Sirius Real Estate Ltd.
1.125% due 06/22/2026	EUR	300	309
1.750% due 11/24/2028		200	194

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Skandinaviska Enskilda Banken AB
5.625% due 05/13/2022 •(f)(g)		$200	$201

SLM Corp.
3.125% due 11/02/2026		900	837

Societe Generale SA
4.750% due 05/26/2026 •(f)(g)		200	187
7.875% due 12/18/2023 •(f)(g)		200	209

Standard Chartered PLC
1.214% due 03/23/2025 •		300	287
2.678% due 06/29/2032 •		200	176
3.603% due 01/12/2033 •		200	185
7.750% due 04/02/2023 •(f)(g)		200	208

Starwood Property Trust, Inc.
3.625% due 07/15/2026		620	593
4.375% due 01/15/2027		320	311

Svenska Handelsbanken AB
4.750% due 03/01/2031 •(f)(g)		400	387

UBS AG
5.125% due 05/15/2024 (g)		200	205

UBS Group AG
4.375% due 02/10/2031 •(f)(g)		200	181

UDR, Inc.
3.100% due 11/01/2034		100	92

UniCredit SpA
5.459% due 06/30/2035 •		400	383

VIA Outlets BV
1.750% due 11/15/2028	EUR	500	510

VICI Properties LP
3.500% due 02/15/2025		$700	691

Weyerhaeuser Co.
4.000% due 11/15/2029		100	103
7.375% due 03/15/2032		15	19

Workspace Group PLC
2.250% due 03/11/2028	GBP	100	121

ZF Finance GmbH
2.000% due 05/06/2027	EUR	400	400

			46,317

INDUSTRIALS 10.9%

AA Bond Co. Ltd.
4.875% due 07/31/2043	GBP	400	536

Accor SA
2.375% due 11/29/2028	EUR	900	957

Ardagh Metal Packaging Finance USA LLC
3.000% due 09/01/2029		500	495

Ball Corp.
3.125% due 09/15/2031		$580	520

BCP Modular Services Finance PLC
4.750% due 11/30/2028	EUR	100	106

Berkeley Group PLC
2.500% due 08/11/2031	GBP	600	695

Boise Cascade Co.
4.875% due 07/01/2030		$500	487

Boral Finance Pty. Ltd.
3.750% due 05/01/2028		100	98

Burberry Group PLC
1.125% due 09/21/2025	GBP	100	125

CDW LLC
3.569% due 12/01/2031		$500	464

Cellnex Finance Co. SA
3.875% due 07/07/2041		200	163

DaVita, Inc.
3.750% due 02/15/2031		300	263

Fair Isaac Corp.
4.000% due 06/15/2028		570	553

Faurecia SE
2.375% due 06/15/2027	EUR	500	495

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029		$150	145

Gap, Inc.
3.625% due 10/01/2029		250	223
3.875% due 10/01/2031		250	218

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	75

Schedule of Investments	PIMCO ESG Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Graphic Packaging International LLC
2.625% due 02/01/2029	EUR	400	$416

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		$250	227
4.000% due 05/01/2031		200	189

Illumina, Inc.
2.550% due 03/23/2031		300	273

InterContinental Hotels Group PLC
3.375% due 10/08/2028	GBP	300	393

John Lewis PLC
6.125% due 01/21/2025		200	280

Lendlease Europe Finance PLC
3.500% due 12/02/2033		400	478

Lenovo Group Ltd.
3.421% due 11/02/2030		$400	371

Level 3 Financing, Inc.
3.750% due 07/15/2029		80	71

Lindblad Expeditions LLC
6.750% due 02/15/2027		300	301

Magallanes, Inc.
4.054% due 03/15/2029		500	503
5.050% due 03/15/2042		200	204

Marks & Spencer PLC
3.750% due 05/19/2026	GBP	100	129
4.500% due 07/10/2027		300	387

Metalsa S A P I De Cv
3.750% due 05/04/2031		$150	131

Micron Technology, Inc.
2.703% due 04/15/2032		200	181

Natura Cosmeticos SA
4.125% due 05/03/2028		600	579

Nemak SAB de CV
2.250% due 07/20/2028	EUR	300	295

Newell Brands, Inc.
4.875% due 06/01/2025		$200	207

NextEra Energy Operating Partners LP
3.875% due 10/15/2026		350	346
4.250% due 07/15/2024		300	304

Nokia Oyj
3.125% due 05/15/2028	EUR	200	229

NXP BV
2.500% due 05/11/2031		$300	270

Pearson Funding PLC
3.750% due 06/04/2030	GBP	100	134

Prosus NV
3.061% due 07/13/2031		$600	499
3.257% due 01/19/2027		300	275

RELX Capital, Inc.
4.000% due 03/18/2029		100	103

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		200	197

Renewable Energy Group, Inc.
5.875% due 06/01/2028		500	538

Rexel SA
2.125% due 12/15/2028	EUR	200	209

Sixt SE
1.750% due 12/09/2024		300	333

Standard Industries, Inc.
2.250% due 11/21/2026		600	623

Sunnova Energy Corp.
5.875% due 09/01/2026		$550	527

Sunny Optical Technology Group Co. Ltd.
3.750% due 01/23/2023		400	401

Travis Perkins PLC
3.750% due 02/17/2026	GBP	400	522

Valeo
1.000% due 08/03/2028	EUR	400	386

Verallia SA
1.625% due 05/14/2028		400	413
1.875% due 11/10/2031		500	489

VeriSign, Inc.
2.700% due 06/15/2031		$400	363

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vilmorin & Cie SA
1.375% due 03/26/2028	EUR	400	$401

Vmed O2 U.K. Financing PLC
4.750% due 07/15/2031		$600	566

VMware, Inc.
1.800% due 08/15/2028		200	178

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	500	527

Weir Group PLC
2.200% due 05/13/2026		$400	374

Zenith Finco PLC
6.500% due 06/30/2027	GBP	200	241

			21,606

UTILITIES 5.0%

AES Corp.
1.375% due 01/15/2026		$110	101
2.450% due 01/15/2031		720	645

Atlantica Sustainable Infrastructure PLC
4.125% due 06/15/2028		200	193

Avangrid, Inc.
3.800% due 06/01/2029		100	102

Azure Power Energy Ltd.
3.575% due 08/19/2026		193	184

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024		200	206

Clean Renewable Power Mauritius Pte Ltd.
4.250% due 03/25/2027		196	188

Clearway Energy Operating LLC
3.750% due 02/15/2031		650	609

Dominion Energy, Inc.
2.250% due 08/15/2031		200	180

Duke Energy Carolinas LLC
3.550% due 03/15/2052		402	398

Duke Energy Progress LLC
3.400% due 04/01/2032		400	402

Greenko Dutch BV
3.850% due 03/29/2026		388	372

Greenko Power Ltd.
4.300% due 12/13/2028		400	376

Iberdrola International BV
6.750% due 09/15/2033		250	307

India Green Energy Holdings
5.375% due 04/29/2024		250	252

India Green Power Holdings
4.000% due 02/22/2027		250	231

Leeward Renewable Energy Operations LLC
4.250% due 07/01/2029		650	610

NextEra Energy Capital Holdings, Inc.
2.200% due 12/02/2026	AUD	200	139

Pattern Energy Operations LP
4.500% due 08/15/2028		$500	493

Public Service Co. of Oklahoma
2.200% due 08/15/2031		200	179

Public Service Electric & Gas Co.
3.100% due 03/15/2032		1,000	989

San Diego Gas & Electric Co.
2.950% due 08/15/2051		350	309

Solar Star Funding LLC
5.375% due 06/30/2035		165	182

Southern California Edison Co.
2.500% due 06/01/2031		100	91
2.750% due 02/01/2032		400	372

Southern California Gas Co.
2.950% due 04/15/2027		350	346

Southwest Gas Corp.
4.050% due 03/15/2032		500	499

Southwestern Public Service Co.
3.150% due 05/01/2050		100	90

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Star Energy Geothermal Wayang Windu Ltd.
6.750% due 04/24/2033	$335	$355

TerraForm Power Operating LLC
4.250% due 01/31/2023	200	200
5.000% due 01/31/2028	200	200

Vodafone Group PLC
5.125% due 06/04/2081 •	110	97

		9,897

Total Corporate Bonds & Notes (Cost $82,417)		77,820

U.S. GOVERNMENT AGENCIES 2.5%

Fannie Mae
3.000% due 04/01/2059	1,780	1,767
3.500% due 05/01/2056 - 08/01/2059	2,204	2,231

Freddie Mac
0.853% due 11/25/2030 ~(a)	2,797	167

Uniform Mortgage-Backed Security
4.000% due 09/01/2049	212	217

Uniform Mortgage-Backed Security, TBA
4.000% due 05/01/2052	600	610

Total U.S. Government Agencies (Cost $5,344)		4,992

U.S. TREASURY OBLIGATIONS 3.2%

U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2030	109	115
0.125% due 07/15/2031	1,772	1,887
0.750% due 02/15/2045	191	219
1.000% due 02/15/2046	368	448
1.375% due 02/15/2044	422	542

U.S. Treasury Notes
2.375% due 03/31/2029	3,100	3,092

Total U.S. Treasury Obligations (Cost $6,479)		6,303

NON-AGENCY MORTGAGE-BACKED SECURITIES 19.4%

Adjustable Rate Mortgage Trust
0.697% due 08/25/2036 •	724	319
1.017% due 08/25/2036 •	290	134

American Home Mortgage Assets Trust
0.647% due 12/25/2046 ^•	36	32
0.877% due 06/25/2037 •	160	160

BAMLL Commercial Mortgage Securities Trust
0.041% due 09/15/2038 ~(a)	261,000	52
3.147% due 09/15/2038 •	1,000	988

Barclays Commercial Mortgage Securities Trust
3.688% due 02/15/2053 ~	1,855	1,627
4.957% due 08/10/2035 ~	700	697

Barclays Commercial Real Estate Trust
4.563% due 08/10/2033 ~	2,660	2,524

Bear Stearns ALT-A Trust
0.777% due 06/25/2046 ^•	366	337

Beast Mortgage Trust
2.347% due 03/15/2036 ~	500	493
2.897% due 03/15/2036 •	500	495

Beneria Cowen & Pritzer Collateral Funding Corp.
2.889% due 06/15/2038 •	900	876

BSREP Commercial Mortgage Trust
0.125% due 08/15/2038 ~(a)	233,200	108

BSST Mortgage Trust
0.361% due 02/15/2037 ~(a)	63,800	222
3.155% due 02/15/2037 •	1,200	1,198

Chase Mortgage Finance Trust
3.147% due 03/25/2037 ^~	143	144

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	311	304

76	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commercial Mortgage Trust
0.313% due 12/15/2038 ~(a)	$82,173	$194
1.697% due 06/15/2034 •	107	104
1.947% due 06/15/2034 •	734	703
3.547% due 12/15/2038 •	1,000	985

Countrywide Alternative Loan Trust
0.837% due 10/25/2046 •	81	77
1.087% due 11/20/2035 •	163	139

Countrywide Home Loan Mortgage Pass-Through Trust
2.674% due 02/25/2047 ^~	52	50

Countrywide Home Loan Reperforming REMIC Trust
4.429% due 01/25/2034 ^~	89	84

Credit Suisse Mortgage Capital Trust
3.196% due 07/10/2034 ~	1,301	1,298

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.911% due 04/25/2047 •	80	78

DOLP Trust
3.704% due 05/10/2041 ~	1,100	951

DROP Mortgage Trust
2.650% due 04/15/2026 •	1,000	968
3.150% due 04/15/2026 •	603	582

Extended Stay America Trust
2.097% due 07/15/2038 •	323	319
2.647% due 07/15/2038 •	571	564

GCT Commercial Mortgage Trust
2.097% due 02/15/2038 •	200	196

GS Mortgage Securities Trust
3.602% due 10/10/2049 ~	200	187

HarborView Mortgage Loan Trust
3.674% due 06/19/2036 ^~	149	92

Independence Plaza Trust
3.911% due 07/10/2035	1,500	1,478
4.158% due 07/10/2035	200	195
4.356% due 07/10/2035	350	339

IndyMac INDX Mortgage Loan Trust
0.627% due 01/25/2037 ^•	82	82
0.977% due 07/25/2035 •	410	328

J.P. Morgan Chase Commercial Mortgage Securities Corp.
2.097% due 04/15/2038 •	900	878
2.507% due 05/15/2034 •	1,020	1,015
2.897% due 05/15/2034 •	900	891

J.P. Morgan Chase Commercial Mortgage Securities Trust
2.147% due 03/15/2036 •	100	98
2.237% due 06/15/2038 •	1,000	972
2.697% due 03/15/2036 •	1,000	976

JP Morgan Chase Commercial Mortgage Securities Corp.
1.497% due 05/15/2034 •	280	278

JP Morgan Chase Commercial Mortgage Securities Trust
3.497% due 03/15/2036 •	300	292

KREST Commercial Mortgage Securities Trust
2.927% due 11/05/2044 ~	1,100	955

MAD Mortgage Trust
3.142% due 08/15/2034 ~	100	97

Madison Avenue Trust
3.710% due 08/15/2034 ~	1,057	1,021

Merrill Lynch Alternative Note Asset Trust
0.857% due 03/25/2037 •	850	331

MFT Mortgage Trust
3.283% due 08/10/2040 ~	430	372

MFT Trust
3.358% due 02/10/2042	100	91

Morgan Stanley Capital Trust
0.174% due 12/15/2023 ~(a)	180,160	220
3.300% due 12/15/2036 •	1,097	1,085
3.473% due 12/15/2023 •	1,500	1,481

Morgan Stanley Mortgage Loan Trust
0.777% due 06/25/2036 •	267	72

NYO Commercial Mortgage Trust
2.942% due 11/15/2038 •	1,500	1,466

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

One New York Plaza Trust
1.347% due 01/15/2036 •	$200	$197

Residential Accredit Loans, Inc. Trust
5.500% due 02/25/2036	291	272
6.000% due 06/25/2036 ^	166	157
6.000% due 06/25/2037	247	231

Residential Asset Securitization Trust
0.767% due 04/25/2037 •	513	100
6.233% due 04/25/2037 •(a)	515	144

SFO Commercial Mortgage Trust
2.197% due 05/15/2038 •	450	439
2.797% due 05/15/2038 •	450	438

Starwood Mortgage Trust
2.647% due 04/15/2034 ~	1,000	986
2.702% due 11/15/2036 •	1,000	978

VASA Trust
2.147% due 07/15/2039 •	400	392
2.497% due 07/15/2039 •	400	392

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 11/25/2037 ^	190	181

Worldwide Plaza Trust
3.526% due 11/10/2036	100	98

Total Non-Agency Mortgage-Backed Securities (Cost $39,673)		38,299

ASSET-BACKED SECURITIES 11.1%

ACE Securities Corp. Home Equity Loan Trust
0.627% due 11/25/2036 •	523	271

Argent Securities Trust
0.757% due 07/25/2036 •	186	175

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.257% due 11/25/2034 •	300	303

Asset-Backed Securities Corp. Home Equity Loan Trust
2.302% due 05/25/2035 •	403	403

Bear Stearns Asset-Backed Securities Trust
0.597% due 11/25/2036 •	65	64
2.332% due 12/25/2034 •	300	299

Centex Home Equity Loan Trust
0.907% due 06/25/2036 •	44	44
1.387% due 09/25/2034 •	82	81
1.417% due 03/25/2035 •	204	198

Countrywide Asset-Backed Certificates
0.892% due 01/25/2045 ^•	277	261

Countrywide Asset-Backed Certificates Trust
0.697% due 03/25/2047 ^~	226	207

EquiFirst Mortgage Loan Trust
2.257% due 04/25/2035 •	210	207

First Franklin Mortgage Loan Trust
0.997% due 03/25/2036 •	1,688	1,526

GSAA Home Equity Trust
0.597% due 03/25/2036 •	56	24
6.000% due 08/25/2047 ^	79	75
6.948% due 06/25/2036 þ	233	82

Lehman XS Trust
0.797% due 10/25/2036 •	159	155

Loanpal Solar Loan Ltd.
2.220% due 03/20/2048	168	156

Long Beach Mortgage Loan Trust
0.617% due 10/25/2036 •	793	308

MASTR Asset-Backed Securities Trust
1.357% due 10/25/2035 •	225	217

Merrill Lynch Mortgage Investors Trust
1.057% due 12/25/2036 •	1,607	1,546

Morgan Stanley ABS Capital, Inc. Trust
1.612% due 12/25/2034 ~	36	35

Mosaic Solar Loan Trust
2.640% due 01/20/2053	750	709

New Century Home Equity Loan Trust
1.192% due 10/25/2035 •	1,800	1,565

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		$1,867	$1,799

Residential Asset Mortgage Products Trust
1.447% due 10/25/2033 •		362	358
1.657% due 01/25/2035 ^•		990	953

Residential Asset Securities Corp. Trust
1.337% due 08/25/2034 •		139	136

Service Experts Issuer
2.670% due 02/02/2032		909	871

Specialty Underwriting & Residential Finance Trust
1.627% due 12/25/2035 •		200	196

Starwood Commercial Mortgage Trust
2.568% due 04/18/2038 ~		400	390

Structured Asset Investment Loan Trust
1.157% due 04/25/2033 •		41	41
1.432% due 05/25/2035 •		1,639	1,536

Structured Asset Securities Corp. Mortgage Loan Trust
0.747% due 07/25/2036 ^•		1,524	1,534
0.877% due 02/25/2037 •		146	143

Sunnova Helios Issuer LLC
2.790% due 02/22/2049		1,638	1,572

Sunrun Demeter Issuer
2.270% due 01/30/2057		744	680

Tesla Auto Lease Trust
2.680% due 01/20/2023		1,925	1,930

Upstart Pass-Through Trust Series
3.800% due 04/20/2030 «		1,000	993

Total Asset-Backed Securities (Cost $22,301)			22,043

SOVEREIGN ISSUES 1.7%

Chile Government International Bond
2.750% due 01/31/2027		300	294
3.500% due 01/31/2034		300	297

Korea Development Bank
4.800% due 06/10/2023	IDR	13,450,000	940

Mexico Government International Bond
2.250% due 08/12/2036	EUR	610	589

Romania Government International Bond
2.000% due 04/14/2033		200	178

Serbia Government International Bond
1.000% due 09/23/2028		300	280

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	8,000	598

Uruguay Government International Bond
4.975% due 04/20/2055		$100	117

Total Sovereign Issues (Cost $3,527)			3,293

		SHARES
PREFERRED SECURITIES 0.3%

FINANCIALS 0.3%

CaixaBank SA
5.875% due 10/09/2027 •(f)(g)		200,000	234
6.750% due 06/13/2024 •(f)(g)		200,000	233

Goldman Sachs Group, Inc.
3.650% due 08/10/2026 •(f)		100,000	92

Total Preferred Securities (Cost $620)			559

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 20.1%

U.S. TREASURY BILLS 9.8%
0.217% due 04/12/2022 - 06/09/2022 (c)(d)(j)		$19,500	19,497

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	77

Schedule of Investments	PIMCO ESG Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 10.3%
0.706% due 07/19/2022 - 07/26/2022 (c)(d)	$20,500	$20,455

Total Short-Term Instruments (Cost $39,952)		39,952

Total Investments in Securities (Cost $200,313)		193,261

Total Investments 97.6% (Cost $200,313)		$193,261

Financial Derivative Instruments (h)(i) 0.2% (Cost or Premiums, net $538)		279

Other Assets and Liabilities, net 2.2%		4,374

Net Assets 100.0%		$197,914

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Principal amount of security is adjusted for inflation.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.7)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2052	$750	$(713)	$(696)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052	750	(716)	(714)

Total Short Sales (0.7)%				$(1,429)	$(1,410)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(2,491) at a weighted average interest rate of 0.153%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2022	21	$(2,408)	$61	$0	$(3)
U.S. Treasury 10-Year Note June Futures	06/2022	31	(3,809)	108	0	(8)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	6	(813)	24	0	(2)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	7	(1,240)	36	0	(7)

Total Futures Contracts				$229	$0	$(20)

78	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
British Telecommunications PLC	1.000%	Quarterly	06/20/2028	1.269%	EUR 200	$(1)	$(2)	$(3)	$0	$(1)
British Telecommunications PLC	1.000	Quarterly	12/20/2028	1.368	700	(10)	(8)	(18)	0	(2)
Tesco PLC	1.000	Quarterly	06/20/2028	0.902	500	1	2	3	0	0
Valeo SA	1.000	Quarterly	06/20/2028	2.686	100	(5)	(5)	(10)	0	0

						$(15)	$(13)	$(28)	$0	$(3)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/21/2027	GBP	100	$8	$1	$9	$0	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		1,730	147	42	189	0	(7)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		1,660	90	269	359	0	(19)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2026	JPY	590,000	16	10	26	0	(12)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	06/16/2028		1,600,000	90	42	132	0	(47)
Pay	1-Day USD-SOFR Compounded-OIS	1.573	Annual	02/28/2027	$	400	(1)	(11)	(12)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.928	Annual	03/25/2027		400	(1)	(5)	(6)	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.430	Annual	09/30/2027		700	0	(3)	(3)	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	10/04/2027		670	0	(4)	(4)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.618	Annual	02/09/2029		200	0	(7)	(7)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.650	Annual	02/08/2032		250	(1)	(9)	(10)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.770	Annual	02/14/2032		250	(1)	(6)	(7)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.730	Annual	02/24/2032		200	(1)	(6)	(7)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.765	Annual	03/16/2032		350	(2)	(9)	(11)	1	0
Pay(5)	3-Month USD-LIBOR	1.700	Semi-Annual	03/06/2024		500	(1)	(6)	(7)	0	0
Receive	3-Month USD-LIBOR	0.928	Semi-Annual	05/06/2026		250	0	15	15	0	0
Pay	3-Month USD-LIBOR	1.570	Semi-Annual	01/11/2027		200	0	(8)	(8)	0	0
Pay	3-Month USD-LIBOR	1.570	Semi-Annual	01/12/2027		100	0	(4)	(4)	0	0
Pay	3-Month USD-LIBOR	1.425	Semi-Annual	01/18/2027		500	(1)	(23)	(24)	0	0
Pay	3-Month USD-LIBOR	1.443	Semi-Annual	01/18/2027		500	(1)	(22)	(23)	0	0
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	01/20/2027		100	0	5	5	0	0
Pay	3-Month USD-LIBOR	1.418	Semi-Annual	01/20/2027		250	0	(12)	(12)	0	0
Pay	3-Month USD-LIBOR	1.550	Semi-Annual	01/20/2027		600	(2)	(23)	(25)	0	0
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	02/15/2027		550	0	29	29	0	0
Pay	3-Month USD-LIBOR	1.600	Semi-Annual	02/15/2027		2,200	(8)	(82)	(90)	1	0
Pay	3-Month USD-LIBOR	1.580	Semi-Annual	02/16/2027		300	(1)	(12)	(13)	0	0
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	02/17/2027		500	0	24	24	0	0
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	02/17/2027		2,000	(8)	(64)	(72)	1	0
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	02/24/2027		400	0	20	20	0	0
Pay	3-Month USD-LIBOR	1.650	Semi-Annual	02/24/2027		1,300	(5)	(45)	(50)	1	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2027		500	(14)	52	38	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	01/12/2029		110	0	6	6	0	0
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	01/12/2029		400	(2)	(16)	(18)	1	0
Pay	3-Month USD-LIBOR	1.518	Semi-Annual	01/20/2029		150	0	(8)	(8)	0	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/26/2029		150	0	(7)	(7)	0	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		1,900	(19)	228	209	0	(5)
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	05/10/2031		800	9	50	59	0	(3)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		700	62	34	96	0	(2)
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	07/16/2031		250	(1)	21	20	0	(1)
Pay	3-Month USD-LIBOR	1.535	Semi-Annual	10/15/2031		200	0	(14)	(14)	1	0
Pay	3-Month USD-LIBOR	1.735	Semi-Annual	01/12/2032		150	0	(8)	(8)	1	0
Pay	3-Month USD-LIBOR	1.655	Semi-Annual	01/24/2032		150	(1)	(9)	(10)	1	0
Pay	3-Month USD-LIBOR	1.768	Semi-Annual	02/02/2032		100	0	(5)	(5)	0	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	02/18/2032		200	(1)	(6)	(7)	1	0
Receive	3-Month USD-LIBOR	1.967	Semi-Annual	06/23/2051		100	(1)	8	7	0	(1)
Receive	3-Month USD-LIBOR	1.785	Semi-Annual	08/12/2051		250	(3)	30	27	0	(2)
Pay	3-Month USD-LIBOR	1.815	Semi-Annual	01/24/2052		50	0	(5)	(5)	0	0
Pay	3-Month USD-LIBOR	1.867	Semi-Annual	01/26/2052		50	0	(4)	(4)	0	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2027	EUR	3,900	163	131	294	0	(14)
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		4,240	211	252	463	0	(30)
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		400	11	50	61	0	(4)

							$731	$876	$1,607	$12	$(147)

Total Swap Agreements							$716	$863	$1,579	$12	$(150)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	79

Schedule of Investments	PIMCO ESG Income Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$12	$12	$0	$(20)	$(150)	$(170)

Cash of $1,835 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2022	BRL	838		$177	$1	$0
	04/2022		$160	BRL	838	16	0
	05/2022	EUR	1,464		$1,622	2	(2)
	05/2022	GBP	3,873		5,235	149	0
	05/2022		$183	GBP	139	0	0
	06/2022		383	MXN	8,120	20	0
	06/2022	ZAR	8,892		$582	0	(21)
	08/2022		$196	MXN	4,268	14	0

BPS	05/2022	AUD	193		$143	0	(1)
	05/2022	EUR	12,286		13,939	328	0
	05/2022	IDR	5,353,080		373	1	0
	05/2022		$1,954	CAD	2,485	34	0
	05/2022		135	EUR	122	0	0
	05/2022		274	MXN	5,703	11	0
	05/2022		176	NOK	1,565	2	0
	06/2022		258	CLP	211,392	7	0
	07/2022		180	MXN	3,766	6	0

BRC	05/2022		348	GBP	264	0	(1)

CBK	04/2022	BRL	340		$72	0	0
	04/2022		$61	BRL	340	10	0
	07/2022		35		200	6	0

GLM	04/2022	BRL	140		$25	0	(4)
	04/2022		$30	BRL	140	0	0
	05/2022	EUR	134		$149	1	0
	10/2022	BRL	2,700		472	0	(67)
	10/2022		$632	BRL	3,700	106	0

HUS	05/2022		611	EUR	559	8	0
	05/2022		95	NOK	850	1	0

JPM	04/2022	BRL	200		$35	0	(7)
	04/2022		$42	BRL	200	0	0
	05/2022	IDR	5,043,018		$352	1	0
	05/2022		$764	AUD	1,072	39	0
	05/2022		128	MXN	2,653	5	0
	05/2022		696	NOK	6,195	8	0

80	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2022	BRL	200		$36	$0	$(5)
	10/2022		1,000		173	0	(27)

MBC	05/2022	IDR	2,475,787		172	0	(1)

MYI	04/2022	BRL	9,773		1,981	0	(72)
	04/2022		$1,917	BRL	9,773	138	(2)
	05/2022	IDR	5,379,746		$376	2	0
	05/2022		$321	AUD	438	7	0
	05/2022		1,965	BRL	9,773	71	0

RBC	05/2022	GBP	310		$407	0	0
	06/2022		$559	MXN	11,507	13	0

SCX	04/2022	BRL	1,445		$305	1	0
	04/2022		$283	BRL	1,445	20	0
	05/2022		192	AUD	264	6	0

Total Forward Foreign Currency Contracts						$1,034	$(210)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.170%	04/13/2022	400	$(1)	$0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.620	04/13/2022	400	(1)	(12)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.283	04/20/2022	500	(2)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.783	04/20/2022	500	(2)	(11)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.288	04/28/2022	500	(2)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.788	04/28/2022	500	(2)	(12)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.755	09/30/2022	700	(4)	(4)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.955	09/30/2022	700	(5)	(4)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/16/2022	450	(2)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/16/2022	450	(2)	(4)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	8,800	(17)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	8,800	(17)	(145)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.905	06/24/2022	800	(4)	(3)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.605	06/24/2022	800	(4)	(4)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/11/2022	700	(3)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/11/2022	700	(3)	(6)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.417	04/01/2022	250	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.817	04/01/2022	250	(1)	(7)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.472	04/04/2022	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.872	04/04/2022	200	(1)	(5)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.670	06/16/2022	800	(3)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.370	06/16/2022	800	(3)	(7)

							$(81)	$(226)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	$97.617	06/06/2022	600	$(4)	$(8)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.617	06/06/2022	600	(3)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.469	05/05/2022	900	(4)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.625	06/06/2022	500	(3)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	100.625	06/06/2022	500	(2)	(2)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.438	06/06/2022	500	(3)	(6)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.438	06/06/2022	500	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.625	04/06/2022	300	(1)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.000	04/06/2022	500	(2)	(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.406	04/06/2022	350	(1)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.500	04/06/2022	200	(1)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.563	04/06/2022	400	(1)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.188	04/06/2022	200	(1)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	100.000	04/06/2022	500	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	96.344	05/05/2022	400	(2)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.344	05/05/2022	400	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.523	05/05/2022	1,000	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	99.008	05/05/2022	1,000	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.781	05/05/2022	400	(2)	(6)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	81

Schedule of Investments	PIMCO ESG Income Fund	(Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	$99.539	05/05/2022	600	$(3)	$(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.594	05/05/2022	1,000	(4)	(22)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.781	05/05/2022	400	(2)	0

					$(53)	$(127)

Total Written Options					$(134)	$(353)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
MYC	South Africa Government International Bond	1.000%	Quarterly	12/20/2026	1.943%	$1,000	$(44)	$3	$0	$(41)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Pay	3-Month USD-LIBOR	2.880%	Annual	09/30/2027	$	2,000	$(1)	$5	$4	$0
	Pay	3-Month USD-LIBOR	2.900	Annual	10/04/2027		1,900	1	2	3	0

								$0	$7	$7	$0

Total Swap Agreements								$(44)	$10	$7	$(41)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$202	$0	$0	$202	$(23)	$0	$0	$(23)	$179	$0	$179
BPS	389	0	0	389	(1)	0	0	(1)	388	(290)	98
BRC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
CBK	16	0	0	16	0	(47)	0	(47)	(31)	0	(31)
GLM	107	0	0	107	(71)	(170)	0	(241)	(134)	111	(23)
HUS	9	0	0	9	0	0	0	0	9	0	9
JPM	53	0	0	53	(39)	(16)	0	(55)	(2)	0	(2)
MBC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
MYC	0	0	7	7	0	(9)	(41)	(50)	(43)	0	(43)
MYI	218	0	0	218	(74)	0	0	(74)	144	0	144
RBC	13	0	0	13	0	0	0	0	13	0	13
SAL	0	0	0	0	0	(111)	0	(111)	(111)	0	(111)
SCX	27	0	0	27	0	0	0	0	27	0	27

Total Over the Counter	$1,034	$0	$7	$1,041	$(210)	$(353)	$(41)	$(604)

(j)

Securities with an aggregate market value of $111 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

82	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$12	$12

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,034	$0	$1,034
Swap Agreements	0	0	0	0	7	7

	$0	$0	$0	$1,034	$7	$1,041

	$0	$0	$0	$1,034	$19	$1,053

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$20	$20
Swap Agreements	0	3	0	0	147	150

	$0	$3	$0	$0	$167	$170

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$210	$0	$210
Written Options	0	0	0	0	353	353
Swap Agreements	0	41	0	0	0	41

	$0	$41	$0	$210	$353	$604

	$0	$44	$0	$210	$520	$774

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$407	$407
Swap Agreements	0	11	0	0	241	252

	$0	$11	$0	$0	$648	$659

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$679	$0	$679
Written Options	0	0	0	0	147	147
Swap Agreements	0	2	0	0	2	4

	$0	$2	$0	$679	$149	$830

	$0	$13	$0	$679	$797	$1,489

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$211	$211
Swap Agreements	0	(13)	0	0	697	684

	$0	$(13)	$0	$0	$908	$895

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$736	$0	$736
Written Options	0	0	0	0	(219)	(219)
Swap Agreements	0	3	0	0	10	13

	$0	$3	$0	$736	$(209)	$530

	$0	$(10)	$0	$736	$699	$1,425

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	83

Schedule of Investments	PIMCO ESG Income Fund	(Cont.)	March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$398	$45,919	$0	$46,317
Industrials	0	21,606	0	21,606
Utilities	0	9,897	0	9,897
U.S. Government Agencies	0	4,992	0	4,992
U.S. Treasury Obligations	0	6,303	0	6,303
Non-Agency Mortgage-Backed Securities	0	38,299	0	38,299
Asset-Backed Securities	0	21,050	993	22,043
Sovereign Issues	0	3,293	0	3,293
Preferred Securities
Financials	0	559	0	559
Short-Term Instruments
U.S. Treasury Bills	0	19,497	0	19,497
U.S. Treasury Cash Management Bills	0	20,455	0	20,455

Total Investments	$398	$191,870	$993	$193,261

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,410)	$0	$(1,410)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$12	$0	$12
Over the counter	0	1,041	0	1,041

	$0	$1,053	$0	$1,053

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(170)	0	(170)
Over the counter	(5)	(599)	0	(604)

	$(5)	$(769)	$0	$(774)

Total Financial Derivative Instruments	$(5)	$284	$0	$279

Totals	$393	$190,744	$993	$192,130

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

84	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO High Yield Spectrum Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$800	$812

Diamond Sports Group LLC
9.000% due 05/26/2026		224	227

Intelsat Jackson Holdings SA
4.920% due 02/01/2029		623	613

Softbank Vision Fund
5.000% due 12/21/2025 «		1,274	1,274

Total Loan Participations and Assignments (Cost $2,927)			2,926

CORPORATE BONDS & NOTES 86.9%

BANKING & FINANCE 13.1%

ADLER Group SA
1.875% due 01/14/2026	EUR	700	646

Allied Universal Holdco LLC
3.625% due 06/01/2028		1,000	1,016
6.000% due 06/01/2029		$600	530

Asteroid Private Merger Sub, Inc.
8.500% due 11/15/2029		600	583

Banca Monte dei Paschi di Siena SpA
5.375% due 01/18/2028 •	EUR	950	695
8.000% due 01/22/2030 •		750	565

BroadStreet Partners, Inc.
5.875% due 04/15/2029		$350	327

Coinbase Global, Inc.
3.625% due 10/01/2031 (l)		375	320

CTR Partnership LP
3.875% due 06/30/2028		200	189

Curo Group Holdings Corp.
7.500% due 08/01/2028		1,050	904

Deutsche Bank AG
5.882% due 07/08/2031 •		1,000	1,038

Enact Holdings, Inc.
6.500% due 08/15/2025		500	517

Ford Motor Credit Co. LLC
0.172% due 12/01/2024 •	EUR	1,500	1,597
2.900% due 02/16/2028		$500	453
4.000% due 11/13/2030		1,550	1,462
4.125% due 08/17/2027		1,100	1,077
4.271% due 01/09/2027		1,800	1,779
5.125% due 06/16/2025		700	715

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028		1,450	1,320

Freedom Mortgage Corp.
6.625% due 01/15/2027		600	557

Getty Images, Inc.
9.750% due 03/01/2027		1,000	1,036

Greystar Real Estate Partners LLC
5.750% due 12/01/2025		1,000	1,009

HAT Holdings LLC
3.375% due 06/15/2026		840	799

Howard Hughes Corp.
4.125% due 02/01/2029		500	470
5.375% due 08/01/2028		375	377

HUB International Ltd.
7.000% due 05/01/2026		1,000	1,013

Intelsat Jackson Holdings SA
5.500% due 08/01/2023 «		1,500	0
8.500% due 10/15/2024 «		500	0
9.750% due 07/15/2025 «		1,000	0

Intesa Sanpaolo SpA
6.250% due 05/16/2024 •(h)(i)	EUR	1,000	1,158
7.700% due 09/17/2025 •(h)(i)		$400	419

Intrum AB
3.500% due 07/15/2026	EUR	500	532
4.875% due 08/15/2025		1,000	1,118

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jefferies Finance LLC
5.000% due 08/15/2028		$600	$576

Ladder Capital Finance Holdings LLLP
4.750% due 06/15/2029		600	567

LeasePlan Corp. NV
7.375% due 05/29/2024 •(h)(i)	EUR	800	940

LFS Topco LLC
5.875% due 10/15/2026		$500	469

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(h)(i)		2,000	2,103

MGM Growth Properties Operating Partnership LP
4.500% due 01/15/2028		1,000	1,011

Midcap Financial Issuer Trust
5.625% due 01/15/2030		500	443
6.500% due 05/01/2028		650	612

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030		400	371

OneMain Finance Corp.
4.000% due 09/15/2030		500	442
5.375% due 11/15/2029		750	730
6.875% due 03/15/2025		1,000	1,053
7.125% due 03/15/2026		500	535

Park Intermediate Holdings LLC
4.875% due 05/15/2029		500	470
5.875% due 10/01/2028		500	500

Paysafe Finance PLC
3.000% due 06/15/2029	EUR	400	401

PennyMac Financial Services, Inc.
5.375% due 10/15/2025		$1,000	992
5.750% due 09/15/2031		600	534

PRA Group, Inc.
5.000% due 10/01/2029		1,000	950

RHP Hotel Properties LP
4.500% due 02/15/2029		1,000	941

RLJ Lodging Trust LP
4.000% due 09/15/2029		600	556

Rocket Mortgage LLC
3.625% due 03/01/2029		1,000	915
4.000% due 10/15/2033		1,000	878

Sitka Holdings LLC
5.506% due 07/06/2026 •		1,200	1,145

UniCredit SpA
5.459% due 06/30/2035 •		1,000	957

United Wholesale Mortgage LLC
5.500% due 11/15/2025		375	364

UPC Broadband Finco BV
4.875% due 07/15/2031		400	376

USI, Inc.
6.875% due 05/01/2025		700	703

			44,755

INDUSTRIALS 68.6%

180 Medical, Inc.
3.875% due 10/15/2029		600	568

24 Hour Fitness Worldwide, Inc.
8.000% due 06/01/2022 ^«(c)		1,500	4

Academy Ltd.
6.000% due 11/15/2027		500	513

AdaptHealth LLC
5.125% due 03/01/2030		400	372

Adient Global Holdings Ltd.
3.500% due 08/15/2024	EUR	500	544
4.875% due 08/15/2026		$500	477

ADT Security Corp.
4.875% due 07/15/2032		500	461

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		1,250	1,185

Ahead DB Holdings LLC
6.625% due 05/01/2028		750	672

Air Canada
3.875% due 08/15/2026		800	756

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Albion Financing 1 SARL
6.125% due 10/15/2026		$450	$435

Altice Financing SA
3.000% due 01/15/2028	EUR	500	489
5.750% due 08/15/2029		$1,250	1,138

Altice France Holding SA
6.000% due 02/15/2028		1,000	864
8.000% due 05/15/2027	EUR	500	572
10.500% due 05/15/2027		$500	524

Altice France SA
4.000% due 07/15/2029	EUR	500	499
5.500% due 01/15/2028		$500	464
8.125% due 02/01/2027		350	361

American Airlines, Inc.
5.500% due 04/20/2026		1,700	1,715
5.750% due 04/20/2029		1,200	1,197

American Builders & Contractors Supply Co., Inc.
4.000% due 01/15/2028		1,000	963

Apache Corp.
4.875% due 11/15/2027		1,000	1,027

Arches Buyer, Inc.
6.125% due 12/01/2028		850	787

Ardagh Metal Packaging Finance USA LLC
3.000% due 09/01/2029	EUR	500	495
3.250% due 09/01/2028		$250	227

Ardagh Packaging Finance PLC
4.125% due 08/15/2026		500	482
5.250% due 08/15/2027		450	416

Ascent Resources Utica Holdings LLC
5.875% due 06/30/2029		400	396
7.000% due 11/01/2026		500	514

Ashland Services BV
2.000% due 01/30/2028	EUR	1,000	1,025

ASP Unifrax Holdings, Inc.
5.250% due 09/30/2028		$600	558
7.500% due 09/30/2029		200	178

At Home Group, Inc.
7.125% due 07/15/2029		800	694

Atlantia SpA
1.625% due 02/03/2025	EUR	500	547
1.875% due 07/13/2027		1,000	1,057

Audacy Capital Corp.
6.750% due 03/31/2029		$300	281

Avantor Funding, Inc.
3.875% due 07/15/2028	EUR	500	557
3.875% due 11/01/2029		$1,000	941

B.C. Unlimited Liability Co.
3.875% due 01/15/2028		1,000	949
4.000% due 10/15/2030		1,950	1,762

Banijay Group SAS
6.500% due 03/01/2026	EUR	800	889

Bath & Body Works, Inc.
6.875% due 11/01/2035		$500	516

Bausch Health Cos., Inc.
5.500% due 11/01/2025		1,000	992
7.250% due 05/30/2029		1,000	855

BCP Modular Services Finance PLC
6.750% due 11/30/2029	EUR	800	810

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027		$1,025	967

BCPE Ulysses Intermediate, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 04/01/2027 (b)		500	454

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	1,150	1,399

Block, Inc.
3.500% due 06/01/2031		$425	390

Bombardier, Inc.
6.000% due 02/15/2028		900	845
7.125% due 06/15/2026		500	491
7.500% due 12/01/2024		800	827
7.500% due 03/15/2025		1,300	1,308
7.875% due 04/15/2027		500	490

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	85

Schedule of Investments	PIMCO High Yield Spectrum Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boxer Parent Co., Inc.
6.500% due 10/02/2025	EUR	500	$560

Boyd Gaming Corp.
4.750% due 06/15/2031		$550	531

Buckeye Partners LP
4.125% due 03/01/2025		375	370
4.500% due 03/01/2028		250	240

Builders FirstSource, Inc.
5.000% due 03/01/2030		500	493

CAB SELAS
3.375% due 02/01/2028	EUR	250	264

Cable One, Inc.
4.000% due 11/15/2030		$750	693

Cablevision Lightpath LLC
5.625% due 09/15/2028		750	686

Caesars Entertainment, Inc.
4.625% due 10/15/2029		500	468
8.125% due 07/01/2027		1,000	1,073

Camelot Finance SA
4.500% due 11/01/2026		850	828

Carnival Corp.
7.625% due 03/01/2026		750	756

Carnival PLC
1.000% due 10/28/2029	EUR	600	484

Catalent Pharma Solutions, Inc.
2.375% due 03/01/2028		2,000	2,076

CB High Ridge
8.875% due 03/15/2025 «		$1,750	24

CCO Holdings LLC
4.500% due 08/15/2030		1,500	1,410
4.500% due 05/01/2032		1,500	1,374
4.500% due 06/01/2033		1,000	899
5.000% due 02/01/2028		1,000	991

CD&R Smokey Buyer, Inc.
6.750% due 07/15/2025		250	257

CDI Escrow Issuer, Inc.
5.750% due 04/01/2030 (a)		600	607

Cellnex Finance Co. SA
2.000% due 02/15/2033	EUR	1,400	1,324

Centene Corp.
2.500% due 03/01/2031		$500	442
3.375% due 02/15/2030		250	236

Centennial Resource Production LLC
5.375% due 01/15/2026		1,000	972

Charles River Laboratories International, Inc.
3.750% due 03/15/2029		500	473

Cheniere Energy Partners LP
3.250% due 01/31/2032		1,000	911

Cheniere Energy, Inc.
4.625% due 10/15/2028		625	628

Cheplapharm Arzneimittel GmbH
4.375% due 01/15/2028	EUR	1,000	1,097

Chesapeake Energy Corp.
5.500% due 02/01/2026		$500	513
6.750% due 04/15/2029		850	902

Chobani LLC
7.500% due 04/15/2025		800	775

Cirsa Finance International SARL
4.750% due 05/22/2025	EUR	500	543
6.250% due 12/20/2023		425	473

Clarios Global LP
4.375% due 05/15/2026		1,500	1,647

Clarivate Science Holdings Corp.
3.875% due 07/01/2028		$500	478
4.875% due 07/01/2029		600	566

Clear Channel Outdoor Holdings, Inc.
7.750% due 04/15/2028		300	302

Clydesdale Acquisition Holdings, Inc.
8.750% due 04/15/2030 (a)		500	471

CommScope, Inc.
4.750% due 09/01/2029		650	600
7.125% due 07/01/2028		1,000	904
8.250% due 03/01/2027		375	365

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Community Health Systems, Inc.
4.750% due 02/15/2031		$1,000	$946
5.625% due 03/15/2027		400	408
6.875% due 04/01/2028		750	682
6.875% due 04/15/2029		650	640
8.000% due 03/15/2026		500	521

Comstock Resources, Inc.
6.750% due 03/01/2029		500	516

Condor Merger Sub, Inc.
7.375% due 02/15/2030		500	480

Consolidated Communications, Inc.
5.000% due 10/01/2028		275	237

Coty, Inc.
4.000% due 04/15/2023	EUR	1,000	1,108
4.750% due 04/15/2026		500	532
4.750% due 01/15/2029		$600	561
5.000% due 04/15/2026		1,000	976
6.500% due 04/15/2026		500	498

CQP Holdco LP
5.500% due 06/15/2031		700	689

Crocs, Inc.
4.250% due 03/15/2029		100	89

CSC Holdings LLC
5.875% due 09/15/2022		500	505
6.500% due 02/01/2029		1,000	1,010

Ctec GmbH
5.250% due 02/15/2030	EUR	300	307

DaVita, Inc.
3.750% due 02/15/2031		$400	350
4.625% due 06/01/2030		500	468

DCP Midstream Operating LP
3.250% due 02/15/2032		700	631
5.625% due 07/15/2027		500	525
6.450% due 11/03/2036		400	462

Deluxe Corp.
8.000% due 06/01/2029		625	636

Diamond BC BV
4.625% due 10/01/2029		450	405

Diamond Foreign Asset Co. (9.000% Cash and 4.000% PIK)
9.000% due 04/22/2027 (b)		21	20

Diamond Offshore Drilling, Inc.(d)
13.000% due 12/21/2026 «		11	11

Diamond Sports Group LLC
5.375% due 08/15/2026		1,250	486
6.625% due 08/15/2027		500	104

DirecTV Financing LLC
5.875% due 08/15/2027		1,700	1,675

DISH DBS Corp.
5.250% due 12/01/2026		1,500	1,432

DT Midstream, Inc.
4.125% due 06/15/2029		800	768
4.375% due 06/15/2031		1,000	959

Dufry One BV
3.375% due 04/15/2028	EUR	800	823

Endo Dac
6.000% due 06/30/2028		$982	559

Endurance International Group Holdings, Inc.
6.000% due 02/15/2029		800	692

Energizer Holdings, Inc.
4.375% due 03/31/2029		500	438
4.750% due 06/15/2028		300	273

EnLink Midstream LLC
5.625% due 01/15/2028		500	511

EnLink Midstream Partners LP
4.850% due 07/15/2026		500	501

Envision Healthcare Corp.
8.750% due 10/15/2026		250	121

EQM Midstream Partners LP
4.000% due 08/01/2024		1,000	991
4.750% due 01/15/2031		500	468

Fertitta Entertainment LLC
6.750% due 01/15/2030		750	691

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Student Bidco, Inc.
4.000% due 07/31/2029		$700	$654

Flex Acquisition Co., Inc.
6.875% due 01/15/2025		500	502
7.875% due 07/15/2026		800	829

Foundation Building Materials, Inc.
6.000% due 03/01/2029		400	361

Frontier Communications Holdings LLC
5.875% due 10/15/2027		375	373
6.000% due 01/15/2030		1,000	926
6.750% due 05/01/2029		250	240

Full House Resorts, Inc.
8.250% due 02/15/2028		750	768

Gap, Inc.
3.625% due 10/01/2029		500	446

Garda World Security Corp.
6.000% due 06/01/2029		400	360

GCP Applied Technologies, Inc.
5.500% due 04/15/2026		1,000	1,015

GFL Environmental, Inc.
4.000% due 08/01/2028		600	553

Global Medical Response, Inc.
6.500% due 10/01/2025		800	795

Graham Packaging Co., Inc.
7.125% due 08/15/2028		500	455

Grifols Escrow Issuer SA
3.875% due 10/15/2028	EUR	1,200	1,266

Grifols SA
2.250% due 11/15/2027		300	318

H-Food Holdings LLC
8.500% due 06/01/2026		$1,300	1,251

Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		700	705

HCA, Inc.
3.500% due 09/01/2030		750	726

HealthEquity, Inc.
4.500% due 10/01/2029		900	854

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		600	546
3.750% due 05/01/2029		375	353

Hilton Grand Vacations Borrower Escrow LLC
5.000% due 06/01/2029		625	597

Howard Midstream Energy Partners LLC
6.750% due 01/15/2027		500	491

iHeartCommunications, Inc.
4.750% due 01/15/2028		1,000	957
6.375% due 05/01/2026		250	258

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)		250	245

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		500	493

IMA Industria Macchine Automatiche SpA
3.750% due 01/15/2028	EUR	300	312

Imola Merger Corp.
4.750% due 05/15/2029		$400	386

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	375	393

INEOS Styrolution Group GmbH
2.250% due 01/16/2027		300	302

Ingevity Corp.
3.875% due 11/01/2028		$250	226

Innophos Holdings, Inc.
9.375% due 02/15/2028		700	744

Installed Building Products, Inc.
5.750% due 02/01/2028		800	781

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		2,109	2,109

International Game Technology PLC
3.500% due 07/15/2024	EUR	500	566

IQVIA, Inc.
2.250% due 01/15/2028		1,500	1,580
5.000% due 10/15/2026		$1,000	1,019

86	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IRB Holding Corp.
6.750% due 02/15/2026		$1,500	$1,528
7.000% due 06/15/2025		400	417

Jaguar Land Rover Automotive PLC
4.500% due 07/15/2028	EUR	750	753

JELD-WEN, Inc.
4.875% due 12/15/2027		$1,000	959

Kronos Acquisition Holdings, Inc.
7.000% due 12/31/2027		1,050	889

LABL, Inc.
6.750% due 07/15/2026		1,000	990
10.500% due 07/15/2027		400	401

Laboratoire Eimer Selas
5.000% due 02/01/2029	EUR	300	310

Lamb Weston Holdings, Inc.
4.375% due 01/31/2032		$1,100	1,029

LBM Acquisition LLC
6.250% due 01/15/2029		250	234

Legacy LifePoint Health LLC
4.375% due 02/15/2027		400	387

Level 3 Financing, Inc.
3.750% due 07/15/2029		800	710

LifePoint Health, Inc.
5.375% due 01/15/2029		500	473

Live Nation Entertainment, Inc.
3.750% due 01/15/2028		600	565

LogMeIn, Inc.
5.500% due 09/01/2027		375	351

Loxam SAS
3.750% due 07/15/2026	EUR	1,000	1,097

Madison IAQ LLC
5.875% due 06/30/2029		$500	449

Manitowoc Co., Inc.
9.000% due 04/01/2026		500	522

Marks & Spencer PLC
3.750% due 05/19/2026	GBP	750	966

Mauser Packaging Solutions Holding Co.
4.750% due 04/15/2024	EUR	500	551
5.500% due 04/15/2024		$400	399
7.250% due 04/15/2025		500	496

MEDNAX, Inc.
5.375% due 02/15/2030		400	387

MEG Energy Corp.
5.875% due 02/01/2029		300	305
7.125% due 02/01/2027		750	786

MGM China Holdings Ltd.
4.750% due 02/01/2027		1,000	882

MGM Resorts International
6.000% due 03/15/2023		500	512

Midwest Gaming Borrower LLC
4.875% due 05/01/2029		500	462

Mozart Debt Merger Sub, Inc.
3.875% due 04/01/2029		300	278
5.250% due 10/01/2029		900	838

MPH Acquisition Holdings LLC
5.750% due 11/01/2028 (l)		800	724

Nabors Industries, Inc.
9.000% due 02/01/2025		375	391

NCL Corp. Ltd.
5.875% due 03/15/2026		925	880

NESCO Holdings, Inc.
5.500% due 04/15/2029		250	246

Nexstar Media, Inc.
5.625% due 07/15/2027		500	507

Nidda BondCo GmbH
5.000% due 09/30/2025 (l)	EUR	450	453

Nidda Healthcare Holding GmbH
3.500% due 09/30/2024		1,500	1,595

Nielsen Finance LLC
4.500% due 07/15/2029		$1,100	1,100
5.625% due 10/01/2028		250	252

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)		146	165

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Norican AS
4.500% due 05/15/2023	EUR	400	$431

Novelis Corp.
3.250% due 11/15/2026		$900	861
4.750% due 01/30/2030		400	389

NuStar Logistics LP
5.750% due 10/01/2025		250	255
6.375% due 10/01/2030		500	507

Occidental Petroleum Corp.
4.625% due 06/15/2045		700	681
5.550% due 03/15/2026		500	531
6.200% due 03/15/2040		500	556
7.875% due 09/15/2031		1,500	1,874

Olympus Water U.S. Holding Corp.
4.250% due 10/01/2028		725	660
5.375% due 10/01/2029	EUR	500	485

Open Text Holdings, Inc.
4.125% due 12/01/2031		$850	798

Organon & Co.
2.875% due 04/30/2028	EUR	500	528
4.125% due 04/30/2028		$500	477
5.125% due 04/30/2031		600	580

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		1,700	1,753
7.375% due 06/01/2025		750	774

Owens & Minor, Inc.
4.500% due 03/31/2029		500	478

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027		875	814

Pactiv LLC
7.950% due 12/15/2025		700	715

Park River Holdings, Inc.
5.625% due 02/01/2029		800	648

Parkland Corp.
4.625% due 05/01/2030		500	466

PDC Energy, Inc.
5.750% due 05/15/2026		500	508

Performance Food Group, Inc.
4.250% due 08/01/2029		600	547

Perrigo Finance Unlimited Co.
4.900% due 12/15/2044		400	340

PetSmart, Inc.
4.750% due 02/15/2028		1,000	968
7.750% due 02/15/2029		600	620

Post Holdings, Inc.
4.500% due 09/15/2031		1,500	1,331
4.625% due 04/15/2030		500	451

Premier Entertainment Sub LLC
5.875% due 09/01/2031		725	620

Presidio Holdings, Inc.
8.250% due 02/01/2028		750	766

Prestige Brands, Inc.
3.750% due 04/01/2031		400	358

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		825	847

Prime Security Services Borrower LLC
5.250% due 04/15/2024		500	513
6.250% due 01/15/2028		500	490

Q-Park Holding BV
2.000% due 03/01/2027	EUR	1,000	1,013

Quatrim SASU
5.875% due 01/15/2024		500	555

Radiate Holdco LLC
4.500% due 09/15/2026		$900	870
6.500% due 09/15/2028		1,000	947

Radiology Partners, Inc.
9.250% due 02/01/2028		500	501

Real Hero Merger Sub 2, Inc.
6.250% due 02/01/2029		400	365

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026		1,000	1,047

Revlon Consumer Products Corp.
6.250% due 08/01/2024		500	224

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rite Aid Corp.
7.500% due 07/01/2025		$300	$280

Rockcliff Energy LLC
5.500% due 10/15/2029		400	401

Rockies Express Pipeline LLC
4.800% due 05/15/2030		750	712

Roller Bearing Co. of America, Inc.
4.375% due 10/15/2029		1,000	934

Rolls-Royce PLC
0.875% due 05/09/2024	EUR	500	543
4.625% due 02/16/2026		450	524
5.750% due 10/15/2027		$500	514

Royal Caribbean Cruises Ltd.
5.375% due 07/15/2027		500	481

Scientific Games Holdings LP
6.625% due 03/01/2030		400	395

Scientific Games International, Inc.
3.375% due 02/15/2026	EUR	500	562
5.500% due 02/15/2026		750	853

SCIH Salt Holdings, Inc.
4.875% due 05/01/2028		$500	472

Scripps Escrow, Inc.
3.875% due 01/15/2029		600	558

Seagate HDD Cayman
4.125% due 01/15/2031		700	665
5.750% due 12/01/2034		200	205

Sensata Technologies BV
4.000% due 04/15/2029		1,000	954

Sensata Technologies, Inc.
3.750% due 02/15/2031		400	371

Sigma Holdco BV
7.875% due 05/15/2026		1,000	831

Simmons Foods, Inc.
4.625% due 03/01/2029		350	329

Sirius XM Radio, Inc.
3.875% due 09/01/2031		250	228
4.125% due 07/01/2030		1,000	938

SM Energy Co.
6.625% due 01/15/2027		250	257
6.750% due 09/15/2026		250	257

Southwestern Energy Co.
5.375% due 02/01/2029		500	507
5.375% due 03/15/2030		700	712

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		375	372

SRS Distribution, Inc.
4.625% due 07/01/2028		400	383
6.000% due 12/01/2029		600	556

Stagwell Global LLC
5.625% due 08/15/2029		800	756

Standard Industries, Inc.
3.375% due 01/15/2031		1,000	877
5.000% due 02/15/2027		1,000	993

Staples, Inc.
7.500% due 04/15/2026		700	681
10.750% due 04/15/2027		550	490

Station Casinos LLC
4.625% due 12/01/2031		350	321

Strathcona Resources Ltd.
6.875% due 08/01/2026		800	807

Studio City Finance Ltd.
5.000% due 01/15/2029		200	153

Suburban Propane Partners LP
5.000% due 06/01/2031		400	376

Summer BC Holdco A SARL
9.250% due 10/31/2027	EUR	901	1,029

Summer BC Holdco B SARL
5.750% due 10/31/2026		250	281

Surgery Center Holdings, Inc.
10.000% due 04/15/2027		$1,000	1,052

Syneos Health, Inc.
3.625% due 01/15/2029		500	463

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	87

Schedule of Investments	PIMCO High Yield Spectrum Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

T-Mobile USA, Inc.
2.625% due 02/15/2029		$625	$571

Team Health Holdings, Inc.
6.375% due 02/01/2025		1,200	1,079

TEGNA, Inc.
5.000% due 09/15/2029		1,000	1,004

Teleflex, Inc.
4.250% due 06/01/2028		1,000	976

Tenet Healthcare Corp.
6.875% due 11/15/2031		900	963

TK Elevator Holdco GmbH
7.625% due 07/15/2028		448	445

TK Elevator U.S. Newco, Inc.
5.250% due 07/15/2027		500	495

TransDigm, Inc.
4.625% due 01/15/2029		300	281
5.500% due 11/15/2027		2,000	1,987

Transocean Guardian Ltd.
5.875% due 01/15/2024		455	436

Transocean, Inc.
7.250% due 11/01/2025		500	436
7.500% due 04/15/2031		500	357

Travel & Leisure Co.
6.625% due 07/31/2026		750	783

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		1,000	1,006

TriMas Corp.
4.125% due 04/15/2029		500	457

Triumph Group, Inc.
7.750% due 08/15/2025		500	504

Twilio, Inc.
3.875% due 03/15/2031		250	233

U.S. Acute Care Solutions LLC
6.375% due 03/01/2026		850	840

U.S. Foods, Inc.
4.750% due 02/15/2029		1,000	955

U.S. Renal Care, Inc.
10.625% due 07/15/2027		600	572

Uber Technologies, Inc.
4.500% due 08/15/2029		375	352
7.500% due 05/15/2025		750	783

United Airlines, Inc.
4.375% due 04/15/2026		800	788
4.625% due 04/15/2029		900	857

Univision Communications, Inc.
5.125% due 02/15/2025		1,500	1,503

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)		99	103

Verisure Holding AB
3.250% due 02/15/2027	EUR	500	521

Veritas U.S., Inc.
7.500% due 09/01/2025		$450	427

Vertiv Group Corp.
4.125% due 11/15/2028		800	731

Viavi Solutions, Inc.
3.750% due 10/01/2029		400	376

Viking Cruises Ltd.
5.875% due 09/15/2027		400	365
13.000% due 05/15/2025		250	278

Virgin Media Finance PLC
3.750% due 07/15/2030	EUR	1,250	1,251

Vizient, Inc.
6.250% due 05/15/2027		$1,000	1,031

Vmed O2 U.K. Financing PLC
3.250% due 01/31/2031	EUR	1,000	1,022

VOC Escrow Ltd.
5.000% due 02/15/2028		$500	466

Waste Pro USA, Inc.
5.500% due 02/15/2026		750	710

WESCO Aircraft HLDGS, Inc.
10.500% due 11/15/2026 «		646	680

WESCO Distribution, Inc.
7.125% due 06/15/2025		500	521

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 06/15/2028		$750	$797

Western Midstream Operating LP
5.450% due 04/01/2044		500	508

White Cap Buyer LLC
6.875% due 10/15/2028		850	806

White Cap Parent LLC (8.250% Cash or 9.000% PIK)
8.250% due 03/15/2026 (b)		750	738

WMG Acquisition Corp.
3.000% due 02/15/2031		1,000	896
3.875% due 07/15/2030		200	191

WR Grace Holdings LLC
5.625% due 08/15/2029		400	375

Wynn Las Vegas LLC
5.250% due 05/15/2027		1,000	969
5.500% due 03/01/2025		100	100

Wynn Resorts Finance LLC
5.125% due 10/01/2029		500	471

XPO Logistics, Inc.
6.250% due 05/01/2025		700	724

Yum! Brands, Inc.
6.875% due 11/15/2037		1,000	1,118

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		250	231
6.125% due 03/01/2028		400	359

Ziggo Bond Co. BV
3.375% due 02/28/2030	EUR	500	491
6.000% due 01/15/2027		$1,500	1,512

ZipRecruiter, Inc.
5.000% due 01/15/2030		500	489

			235,439

UTILITIES 5.2%

Antero Midstream Partners LP
5.375% due 06/15/2029		700	700

Calpine Corp.
5.125% due 03/15/2028		750	716

Clearway Energy Operating LLC
3.750% due 02/15/2031		1,500	1,406

CrownRock LP
5.625% due 10/15/2025		2,000	2,041

Electricite de France SA
2.625% due 12/01/2027 •(h)	EUR	1,000	994
5.625% due 01/22/2024 •(h)		$1,000	1,002

Endeavor Energy Resources LP
5.750% due 01/30/2028		1,000	1,035
6.625% due 07/15/2025		425	442

Genesis Energy LP
7.750% due 02/01/2028		400	403

Lorca Telecom Bondco SA
4.000% due 09/18/2027	EUR	500	535

NRG Energy, Inc.
3.625% due 02/15/2031		$500	440

Sprint Capital Corp.
8.750% due 03/15/2032		1,500	2,023

Sprint Corp.
7.875% due 09/15/2023		1,000	1,064

Talen Energy Supply LLC
6.500% due 06/01/2025		435	110
7.250% due 05/15/2027		750	702

Tallgrass Energy Partners LP
6.000% due 12/31/2030		500	486

Telecom Italia Capital SA
6.375% due 11/15/2033		1,000	957

TerraForm Power Operating LLC
5.000% due 01/31/2028		1,000	998

Vodafone Group PLC
5.125% due 06/04/2081 •		800	707
7.000% due 04/04/2079 •		1,100	1,217

			17,978

Total Corporate Bonds & Notes (Cost $313,830)			298,172

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.7%

United Kingdom Gilt
0.250% due 07/31/2031	GBP	2,100	$2,437

Total Sovereign Issues (Cost $2,641)			2,437

		SHARES
COMMON STOCKS 1.2%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (d)		51,501	178

iHeartMedia, Inc. ‘A’ (d)		11,879	225

iHeartMedia, Inc. ‘B’ «(d)		9,227	157

			560

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex SAB de CV (d)		294,527	1

ENERGY 0.5%

CHC Group LLC (d)		3,887	0

Noble Corp. (d)(j)		52,711	1,847

			1,847

FINANCIALS 0.2%

DB Investors, Inc. «(d)(j)		13	0

Intelsat SA «(d)(j)		28,358	865

			865

INDUSTRIALS 0.3%

Diamond Offshore Drilling, Inc. (d)		7,170	51

Healogics, Inc. «(d)		44,931	803

Noble Corp. (d)		4,576	161

			1,015

MATERIALS 0.0%

Associated Materials Group, Inc. «(d)		331,570	0

Total Common Stocks (Cost $8,858)			4,288

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)		5,936	28

Total Rights (Cost $0)			28

WARRANTS 0.0%

FINANCIALS 0.0%

DB Investors, Inc. - Exp. 01/18/2024 «(j)		50	0

Total Warrants (Cost $0)			0

PREFERRED SECURITIES 1.5%

INDUSTRIALS 1.5%

Sequa Corp. (15.000% PIK)
15.000% «(b)		4,014	4,995

Total Preferred Securities (Cost $2,400)			4,995

88	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.3%

REPURCHASE AGREEMENTS (k) 0.2%
		$518

U.S. TREASURY BILLS 0.3%
0.462% due 06/16/2022 (f)(g)	$900	899

U.S. TREASURY CASH MANAGEMENT BILLS 4.8%
0.585% due 06/28/2022 - 07/19/2022 (e)(f)	16,500	16,471

Total Short-Term Instruments (Cost $17,890)		17,888

Total Investments in Securities (Cost $348,546)		330,734

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	12,116	$118

Total Short-Term Instruments (Cost $117)		118

Total Investments in Affiliates (Cost $117)		118

Total Investments 96.4% (Cost $348,663)		$330,852

Financial Derivative Instruments (m)(n) 0.3% (Cost or Premiums, net $1,865)		1,154

Other Assets and Liabilities, net 3.3%		11,262

Net Assets 100.0%		$343,268

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Zero coupon security.

(g)	Coupon represents a yield to maturity

(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
DB Investors, Inc.	06/28/2019	$0	$0	0.00%
DB Investors, Inc. - Exp. 01/18/2024	06/28/2019	0	0	0.00
Intelsat SA	09/11/2013 - 10/29/2021	2,215	865	0.25
Noble Corp.	02/05/2021 - 02/25/2021	685	1,847	0.54

		$2,900	$2,712	0.79%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$518	U.S. Treasury Bills 0.000% due 08/04/2022	$(528)	$518	$518

Total Repurchase Agreements						$(528)	$518	$518

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	89

Schedule of Investments	PIMCO High Yield Spectrum Fund	(Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BRC	(1.250)%	03/24/2022	TBD	(3)	EUR (449)	$(497)
JML	0.050	03/21/2022	04/12/2022		$ (262)	(262)
SBI	0.050	03/18/2022	TBD	(3)	(610)	(610)

Total Reverse Repurchase Agreements						$(1,369)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BRC	$0	$(497)	$0	$(497)	$733	$236
FICC	518	0	0	518	(528)	(10)
JML	0	(262)	0	(262)	320	58
SBI	0	(610)	0	(610)	724	114

Total Borrowings and Other Financing Transactions	$518	$(1,369)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(262)	$0	$(1,107)	$(1,369)

Total Borrowings	$0	$(262)	$0	$(1,107)	$(1,369)

Payable for reverse repurchase agreements					$(1,369)

(l)	Securities with an aggregate market value of $1,497 and cash of $280 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(4,168) at a weighted average interest rate of (1.224%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-37 5-Year Index	5.000%	Quarterly	12/20/2026	$18,500	$1,697	$(502)	$1,195	$1	$(7)
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027	3,400	168	25	193	0	(2)

Total Swap Agreements					$1,865	$(477)	$1,388	$1	$(9)

90	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1	$1	$0	$0	$(9)	$(9)

Cash of $ 2,037 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	04/2022		$13,176	EUR	11,933	$52	$(28)

HUS	05/2022		612		551	0	(2)

MYI	04/2022		49,287		44,262	0	(323)
	05/2022	EUR	44,262		$49,330	324	0

RBC	04/2022		1,034		1,136	0	(8)

SCX	04/2022		55,161		62,036	1,015	0
	04/2022	GBP	4,421		5,933	126	0
	04/2022		$856	GBP	648	0	(5)
	05/2022	GBP	3,773		$4,967	11	0

Total Forward Foreign Currency Contracts						$1,528	$(366)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BPS	$52	$0	$0	$52	$(28)	$0	$0	$(28)	$24	$0	$24
HUS	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
MYI	324	0	0	324	(323)	0	0	(323)	1	0	1
RBC	0	0	0	0	(8)	0	0	(8)	(8)	0	(8)
SCX	1,152	0	0	1,152	(5)	0	0	(5)	1,147	(590)	557

Total Over the Counter	$1,528	$0	$0	$1,528	$(366)	$0	$0	$(366)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	91

Schedule of Investments	PIMCO High Yield Spectrum Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$0	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,528	$0	$1,528

	$0	$1	$0	$1,528	$0	$1,529

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$9	$0	$0	$0	$9

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$366	$0	$366

	$0	$9	$0	$366	$0	$375

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,262	$0	$0	$(2)	$1,260

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,636	$0	$5,636
Swap Agreements	0	0	0	0	26	26

	$0	$0	$0	$5,636	$26	$5,662

	$0	$1,262	$0	$5,636	$24	$6,922

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(758)	$0	$0	$0	$(758)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,418)	$0	$(1,418)
Swap Agreements	0	0	0	0	(11)	(11)

	$0	$0	$0	$(1,418)	$(11)	$(1,429)

	$0	$(758)	$0	$(1,418)	$(11)	$(2,187)

92	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,652	$1,274	$2,926
Corporate Bonds & Notes
Banking & Finance	0	44,755	0	44,755
Industrials	0	234,720	719	235,439
Utilities	0	17,978	0	17,978
Sovereign Issues	0	2,437	0	2,437
Common Stocks
Communication Services	403	0	157	560
Consumer Discretionary	1	0	0	1
Energy	1,847	0	0	1,847
Financials	0	0	865	865
Industrials	0	212	803	1,015
Rights
Financials	0	0	28	28
Preferred Securities
Industrials	0	0	4,995	4,995
Short-Term Instruments
Repurchase Agreements	0	518	0	518
U.S. Treasury Bills	0	899	0	899
U.S. Treasury Cash Management Bills	0	16,471	0	16,471

	$2,251	$319,642	$8,841	$330,734

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$118	$0	$0	$118

Total Investments	$2,369	$319,642	$8,841	$330,852

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1	0	1
Over the counter	0	1,528	0	1,528

	$0	$1,529	$0	$1,529

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(9)	0	(9)
Over the counter	0	(366)	0	(366)

	$0	$(375)	$0	$(375)

Total Financial Derivative Instruments	$0	$1,154	$0	$1,154

Totals	$2,369	$320,796	$8,841	$332,006

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2022:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$135	$1,300	$(163)	$(2)	$(7)	$11	$0	$0	$1,274	$0
Corporate Bonds & Notes
Industrials	28	682	0	0	0	9	0	0	719	9
Common Stocks
Communication Services	151	0	0	0	0	6	0	0	157	6
Energy(2)	678	927	(687)	0	0	930	0	(1,848)	0	(687)
Financials(3)	0	2,215	0	0	0	(1,350)	0	0	865	(1,350)
Industrials(2)	338	2,731	(240)	0	0	(1,866)	0	(160)	803	(1,928)
Materials(3)	2,235	0	(2,283)	0	177	(129)	0	0	0	0
Rights
Financials	0	0	0	0	0	28	0	0	28	28
Preferred Securities
Industrials	5,164	0	0	0	0	(169)	0	0	4,995	(169)

Totals	$8,729	$7,855	$(3,373)	$(2)	$170	$(2,530)	$0	$(2,008)	$8,841	$(4,091)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	93

Schedule of Investments	PIMCO High Yield Spectrum Fund	(Cont.)	March 31, 2022

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$1,274	Recent Transaction	Purchase Price		100.000	—
Corporate Bonds & Notes
Industrials	680	Discounted Cash Flow	Discount Rate		9.037	—
	11	Other Valuation Techniques(4)	—		—	—
	28	Proxy Pricing	Base Price		0.257-1.375	1.221
Common Stocks
Communication Services	157	Reference Instrument	Liquidity Discount		10.000	—
Financials	865	Indicative Market Quotation	Broker Quote		30.500	—
Industrials	803	Comparable Companies	EBITDA Multiple	X	9.900	—
Rights
Financials	28	Other Valuation Techniques(4)	—		—	—
Preferred Securities
Industrials	4,995	Comparable Companies	EBITDA Multiple	X/X	12.200/10.100	—

Total	$8,841

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Industrials to Energy since prior fiscal year end.
(3)	Sector type updated from Financials to Materials since prior fiscal year end.
(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

94	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 115.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.7%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~	$5,450	$5,530

ACProducts, Inc.
4.750% (LIBOR03M + 4.250%) due 05/17/2028 ~	3,682	3,349

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~	4,000	3,965

AllSpring Buyer LLC
4.313% (LIBOR03M + 3.250%) due 11/01/2028 ~	3,282	3,267

Aramark Services, Inc.
2.207% (LIBOR03M + 1.750%) due 03/11/2025 ~	466	459

Arches Buyer, Inc.
3.750% (LIBOR03M + 3.250%) due 12/06/2027 ~	6,221	6,129

At Home Group, Inc.
4.750% (LIBOR03M + 4.250%) due 07/24/2028 ~	4,888	4,704

Avolon TLB Borrower 1 (U.S.) LLC
2.750% (LIBOR03M + 2.250%) due 12/01/2027 ~	2,770	2,749

Caesars Resort Collection LLC
3.207% (LIBOR03M + 2.750%) due 12/23/2024 ~	14,310	14,257

Camelot U.S. Acquisition Co.
3.457% (LIBOR03M + 3.000%) due 10/30/2026 ~	98	97

Carnival Corp.
3.750% (LIBOR03M + 3.000%) due 06/30/2025 ~	1,478	1,443
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~	5,885	5,763

Castlelake Aviation Ltd.
3.250% (LIBOR03M + 2.750%) due 10/22/2026 ~	2,279	2,225

Catalent Pharma Solutions, Inc.
2.500% (LIBOR03M + 2.000%) due 02/22/2028 «~	597	598

Chobani LLC
4.500% (LIBOR03M + 3.500%) due 10/25/2027 ~	985	971

Citadel Securities LP
2.927% (LIBOR03M + 2.500%) due 02/02/2028 ~	2,382	2,372

CommScope, Inc.
3.707% (LIBOR03M + 3.250%) due 04/06/2026 ~	1,658	1,621

Cornerstone Building Brands, Inc.
3.750% (LIBOR03M + 3.250%) due 04/12/2028 ~	5,084	4,935

Delos Finance SARL
2.756% (LIBOR03M + 1.750%) due 10/06/2023 ~	6,300	6,263

Diamond Sports Group LLC
5.750% (PRIME + 2.250%) due 08/24/2026 ~	4,888	1,706
9.000% due 05/26/2026	874	889

DirecTV Financing LLC
5.750% (LIBOR03M + 5.000%) due 08/02/2027 ~	2,006	2,006

EW Scripps Co.
3.313% (LIBOR03M + 2.563%) due 05/01/2026 ~	875	868

Fertitta Entertainment LLC
4.500% due 01/27/2029	2,300	2,290

Hilton Grand Vacations Borrower LLC
3.500% (LIBOR03M + 3.000%) due 08/02/2028 ~	1,294	1,288

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Instant Brands Holdings, Inc.
5.750% (LIBOR03M + 5.000%) due 04/12/2028 ~		$6,353	$5,940

IQVIA, Inc.
2.000% (EUR003M + 2.000%) due 03/07/2024 ~	EUR	1,000	1,093

IRB Holding Corp.
3.750% due 12/15/2027		$4,950	4,904

Jazz Financing Lux SARL
4.000% (LIBOR03M + 3.500%) due 05/05/2028 ~		3,077	3,070

KKR Apple Bidco LLC
3.500% (LIBOR03M + 3.000%) due 09/23/2028 ~		1,995	1,974

LBM Acquisition LLC
4.500% (LIBOR03M + 3.750%) due 12/17/2027 ~		10,488	10,261

MH Sub LLC
3.957% (LIBOR03M + 3.500%) due 09/13/2024 ~		4,512	4,467

Nielsen Finance LLC
2.306% (LIBOR03M + 2.000%) due 10/04/2023 ~		231	231

Numericable Group SA
3.000% (EUR003M + 3.000%) due 07/31/2025 ~	EUR	1,546	1,680

Organon & Co.
3.563% (LIBOR03M + 3.000%) due 06/02/2028 ~		$5,002	4,980

Parexel International Corp.
4.000% (LIBOR03M + 3.500%) due 11/15/2028 ~		900	894

Polaris Newco LLC
4.500% (LIBOR03M + 4.000%) due 06/02/2028 ~		4,179	4,155
4.500% due 06/04/2028		700	696

Rackspace Technology Global, Inc.
3.500% (LIBOR03M + 2.750%) due 02/15/2028 ~		4,059	3,985

RegionalCare Hospital Partners Holdings, Inc.
4.197% (LIBOR03M + 3.750%) due 11/16/2025 ~		3,533	3,516

Reynolds Group Holdings, Inc.
4.000% (LIBOR03M + 3.500%) due 09/20/2028 ~		1,592	1,555

Scientific Games Holdings LP
TBD% due 04/04/2029		3,800	3,770

Setanta Aircraft Leasing Designated Activity Co.
3.006% (LIBOR03M + 2.000%) due 11/05/2028 ~		4,500	4,443

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		5,500	5,694

Southwestern Energy Co.
3.301% due 06/22/2027		1,097	1,090

Spa Holdings 3 Oy
4.500% (LIBOR03M + 3.750%) due 02/04/2028 ~		3,465	3,389

Spirit Aerosystems, Inc.
4.250% (LIBOR03M + 3.750%) due 01/15/2025 ~		2,189	2,189

SS&C European Holdings SARL
2.207% (LIBOR03M + 1.750%) due 04/16/2025 ~		631	623

SS&C Technologies, Inc.
2.207% (LIBOR03M + 1.750%) due 04/16/2025 ~		778	767

Tempo Acquisition LLC
3.500% due 08/31/2028		3,085	3,069

Trans Union LLC
2.750% (LIBOR03M + 2.250%) due 12/01/2028 ~		1,737	1,725

U.S. Foods, Inc.
3.258% (LIBOR03M + 2.750%) due 11/22/2028 ~		1,500	1,483

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		$2,084	$2,080

USI, Inc.
4.256% (LIBOR03M + 3.250%) due 12/02/2026 ~		880	875

Viad Corp.
5.500% (LIBOR03M + 5.000%) due 07/30/2028 «~		1,587	1,571

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)		2,961	1,128

White Cap Buyer LLC
4.250% - 6.250% (PRIME + 3.000%) due 10/19/2027 ~		691	684

Zayo Group Holdings, Inc.
3.457% (LIBOR03M + 3.000%) due 03/09/2027 ~		1,247	1,215

Total Loan Participations and Assignments (Cost $176,658)			168,940

CORPORATE BONDS & NOTES 71.8%

BANKING & FINANCE 24.1%

AerCap Ireland Capital DAC
3.850% due 10/29/2041		8,400	7,390

Alexandria Real Estate Equities, Inc.
3.000% due 05/18/2051		1,500	1,267
3.375% due 08/15/2031		2,200	2,169
3.550% due 03/15/2052		2,500	2,330
4.000% due 02/01/2050		800	792
4.850% due 04/15/2049		700	794

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 •(h)		1,200	120

Allstate Corp.
6.500% due 05/15/2067 •		1,400	1,689

Ally Financial, Inc.
8.000% due 11/01/2031		5,350	6,723

American Financial Group, Inc.
4.500% due 06/15/2047		7,700	7,993

American Homes 4 Rent LP
3.375% due 07/15/2051		2,000	1,678
4.250% due 02/15/2028		1,800	1,830
4.900% due 02/15/2029		300	320

American International Group, Inc.
4.375% due 01/15/2055		4,000	4,292
4.750% due 04/01/2048		600	690

American Tower Corp.
2.950% due 01/15/2051		8,300	6,546
3.100% due 06/15/2050		10,900	8,837
3.700% due 10/15/2049		10,000	8,941

Antares Holdings LP
3.750% due 07/15/2027		3,750	3,466

Aon Corp.
2.600% due 12/02/2031		1,200	1,107

Arch Capital Finance LLC
5.031% due 12/15/2046		500	555

Arch Capital Group Ltd.
3.635% due 06/30/2050		2,465	2,266

Ares Finance Co. LLC
3.250% due 06/15/2030		1,100	1,056
3.650% due 02/01/2052		1,900	1,618

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031		1,950	1,844
3.600% due 09/15/2051		1,200	1,040

Aviation Capital Group LLC
3.875% due 05/01/2023		3,400	3,417
4.875% due 10/01/2025		4,500	4,571

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		2,000	1,922

AXIS Specialty Finance LLC
3.900% due 07/15/2029		4,000	3,974

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	2,120	2,133
2.625% due 04/28/2025		1,000	1,045

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	95

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(g)(h)	EUR	800	$917

Banco Bradesco SA
3.200% due 01/27/2025		$2,900	2,877

Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.375% due 04/11/2027		200	203

Banco Mercantil del Norte SA
5.875% due 01/24/2027 •(g)(h)		3,900	3,617
6.625% due 01/24/2032 •(g)(h)		3,600	3,326
7.500% due 06/27/2029 •(g)(h)		1,200	1,179

Bank of America Corp.
2.572% due 10/20/2032 •		6,000	5,461
2.676% due 06/19/2041 •(k)		19,400	16,441
2.972% due 07/21/2052 •		800	688
3.311% due 04/22/2042 •(k)		17,200	15,980
3.946% due 01/23/2049 •		265	269
4.244% due 04/24/2038 •		5,185	5,419
4.330% due 03/15/2050 •		60	65
4.375% due 01/27/2027 •(g)		4,600	4,335
4.443% due 01/20/2048 •		100	109
7.750% due 05/14/2038		7,700	10,777

Bank of America NA
6.000% due 10/15/2036		1,200	1,467

Barclays PLC
6.125% due 12/15/2025 •(g)(h)		1,000	1,023
7.250% due 03/15/2023 •(g)(h)	GBP	1,200	1,622
7.750% due 09/15/2023 •(g)(h)		$200	208

Berkshire Hathaway Finance Corp.
4.250% due 01/15/2049		70	77

BGC Partners, Inc.
4.375% due 12/15/2025		600	605
5.375% due 07/24/2023		3,300	3,377

Blackstone Holdings Finance Co. LLC
2.800% due 09/30/2050		350	283
3.200% due 01/30/2052		10,000	8,677
3.500% due 09/10/2049		2,500	2,315

Blackstone Private Credit Fund
4.700% due 03/24/2025		3,700	3,756

Blackstone Secured Lending Fund
2.850% due 09/30/2028		3,000	2,606

Blue Owl Finance LLC
4.375% due 02/15/2032		3,700	3,477

BNP Paribas SA
3.132% due 01/20/2033 •		4,200	3,892
4.625% due 01/12/2027 •(g)(h)		6,900	6,503
4.625% due 02/25/2031 •(g)(h)		2,800	2,506

Brighthouse Financial, Inc.
3.850% due 12/22/2051		2,800	2,342

Brixmor Operating Partnership LP
4.125% due 05/15/2029		1,200	1,232

Brookfield Finance LLC
3.450% due 04/15/2050		2,000	1,762

Brookfield Finance, Inc.
3.500% due 03/30/2051		8,700	7,764
3.625% due 02/15/2052		1,900	1,711

Brookfield Property REIT, Inc.
5.750% due 05/15/2026		700	695

CaixaBank SA
3.625% due 09/14/2028 •(g)(h)	EUR	1,400	1,323

Carlyle Finance LLC
5.650% due 09/15/2048		$3,100	3,604

Carlyle Holdings Finance LLC
5.625% due 03/30/2043		1,100	1,217

Charles Schwab Corp.
5.000% due 06/01/2027 •(g)		1,900	1,898

Chubb INA Holdings, Inc.
4.350% due 11/03/2045		85	93

CI Financial Corp.
4.100% due 06/15/2051		1,200	1,062

CIFI Holdings Group Co. Ltd.
5.950% due 10/20/2025		1,600	1,336

Citigroup, Inc.
3.057% due 01/25/2033 •(i)		2,500	2,338

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.125% due 07/15/2039		$2,900	$4,404

Cleveland Clinic Foundation
4.858% due 01/01/2114		45	51

CME Group, Inc.
4.150% due 06/15/2048		1,825	1,988

Commonwealth Bank of Australia
3.784% due 03/14/2032 (h)		1,800	1,742

Cooperatieve Rabobank UA
3.758% due 04/06/2033 •(a)		1,000	998
5.250% due 05/24/2041		75	93

Corporate Office Properties LP
2.900% due 12/01/2033		1,100	972

Credit Suisse AG
6.500% due 08/08/2023 (h)		2,425	2,492

Credit Suisse Group AG
3.750% due 03/26/2025		500	499
3.869% due 01/12/2029 •		750	733
4.194% due 04/01/2031 •		600	593
5.250% due 02/11/2027 •(g)(h)		1,593	1,478
6.250% due 12/18/2024 •(g)(h)		3,100	3,135
6.375% due 08/21/2026 •(g)(h)		4,873	4,822
7.125% due 07/29/2022 •(g)(h)		1,600	1,606
7.500% due 12/11/2023 •(g)(h)		2,200	2,281

Crown Castle International Corp.
3.250% due 01/15/2051		900	756
4.300% due 02/15/2029		605	622
4.750% due 05/15/2047		2,650	2,792
5.200% due 02/15/2049		13,248	14,820

CubeSmart LP
2.500% due 02/15/2032		500	448
4.375% due 02/15/2029		1,900	1,991

Deutsche Bank AG
3.547% due 09/18/2031 •		5,400	5,101
3.729% due 01/14/2032 •(i)		5,900	5,271
3.742% due 01/07/2033 •		1,000	885
3.961% due 11/26/2025 •		5,800	5,801

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		4,600	4,392

EPR Properties
3.750% due 08/15/2029		2,450	2,296
4.500% due 06/01/2027		1,167	1,153

Equinix, Inc.
3.000% due 07/15/2050		1,400	1,146
3.400% due 02/15/2052		2,500	2,174

Equitable Holdings, Inc.
4.350% due 04/20/2028		200	205

Erste Group Bank AG
4.250% due 10/15/2027 •(g)(h)	EUR	1,200	1,267

Essex Portfolio LP
2.650% due 03/15/2032		$3,000	2,749

Everest Reinsurance Holdings, Inc.
3.500% due 10/15/2050		2,000	1,792

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		2,500	2,593

Farmers Insurance Exchange
4.747% due 11/01/2057 •		7,000	7,354

Fidelity National Financial, Inc.
3.200% due 09/17/2051		8,100	6,403

First Republic Bank
4.625% due 02/13/2047		2,000	2,152

Flourish Century
6.600% due 02/04/2049 ^«(c)(i)		4,900	1,150

FMR LLC
6.450% due 11/15/2039		4,500	5,770

Ford Motor Credit Co. LLC
3.087% due 01/09/2023		1,600	1,604
4.950% due 05/28/2027		4,500	4,581
5.584% due 03/18/2024		2,500	2,574

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028		8,400	7,648

Franklin Resources, Inc.
2.950% due 08/12/2051		900	747

Freedom Mortgage Corp.
7.625% due 05/01/2026		300	287

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.250% due 04/15/2025		$3,540	$3,535

FS KKR Capital Corp.
3.125% due 10/12/2028		2,700	2,412

GAIF Bond Issuer Pty. Ltd.
3.400% due 09/30/2026		5,000	5,050

GLP Capital LP
4.000% due 01/15/2030		5,000	4,862
5.300% due 01/15/2029		3,600	3,788

Goldman Sachs Group, Inc.
2.615% due 04/22/2032 •(k)		18,700	17,034
3.102% due 02/24/2033 •		800	755
3.436% due 02/24/2043 •		2,100	1,950
4.017% due 10/31/2038 •		15,100	15,308
4.223% due 05/01/2029 •		640	656

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		3,600	3,725

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		3,700	3,699

High Street Funding Trust
4.682% due 02/15/2048		1,500	1,682

Highwoods Realty LP
3.050% due 02/15/2030		2,600	2,474

Host Hotels & Resorts LP
4.500% due 02/01/2026		1,900	1,946

HSBC Holdings PLC
2.848% due 06/04/2031 •		5,200	4,815
4.041% due 03/13/2028 •		2,100	2,108
4.583% due 06/19/2029 •		2,090	2,153
4.600% due 12/17/2030 •(g)(h)		1,400	1,253
5.875% due 09/28/2026 •(g)(h)	GBP	5,378	7,108
7.625% due 05/17/2032		$1,800	2,292

ING Groep NV
3.875% due 05/16/2027 •(g)(h)		3,600	3,150

Intercontinental Exchange, Inc.
4.250% due 09/21/2048		1,185	1,275

Intesa Sanpaolo SpA
4.950% due 06/01/2042 •		3,100	2,660
7.750% due 01/11/2027 •(g)(h)	EUR	6,850	8,441

Invesco Finance PLC
5.375% due 11/30/2043		$55	63

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031		4,000	3,422

JAB Holdings BV
2.200% due 11/23/2030		1,750	1,563

Jefferies Group LLC
6.500% due 01/20/2043		2,100	2,524

JPMorgan Chase & Co.
2.963% due 01/25/2033 •		5,000	4,719
3.109% due 04/22/2051 •		6,300	5,605
3.328% due 04/22/2052 •		18,400	17,089
3.964% due 11/15/2048 •		110	113
8.750% due 09/01/2030		275	371

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024 ^(c)		6,400	1,251
9.750% due 09/28/2023 ^(c)		2,400	450
11.500% due 01/30/2023 ^(c)		400	78

Kilroy Realty LP
2.500% due 11/15/2032		3,400	2,961
2.650% due 11/15/2033		1,000	868

Kimco Realty Corp.
3.700% due 10/01/2049		1,800	1,672

KKR Group Finance Co. LLC
3.500% due 08/25/2050		1,200	1,051

KWG Group Holdings Ltd.
5.875% due 11/10/2024		2,100	857
6.000% due 09/15/2022		1,000	600

Lazard Group LLC
4.375% due 03/11/2029		209	214

Legg Mason, Inc.
5.625% due 01/15/2044		1,400	1,686

Liberty Mutual Group, Inc.
3.951% due 10/15/2050		900	854

Life Storage LP
4.000% due 06/15/2029		1,600	1,625

96	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lincoln National Corp.
4.350% due 03/01/2048		$3,000	$3,042

Lloyds Bank PLC
0.000% due 04/02/2032 þ		4,600	3,154

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		4,060	3,971
7.875% due 06/27/2029 •(g)(h)	GBP	200	297

Loews Corp.
4.125% due 05/15/2043		$40	41

Manulife Financial Corp.
5.375% due 03/04/2046		7,300	8,916

Marsh & McLennan Cos., Inc.
2.900% due 12/15/2051		1,300	1,083
4.350% due 01/30/2047		200	212

Massachusetts Mutual Life Insurance Co.
5.077% due 02/15/2069 •		2,500	2,736

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		2,800	2,756
4.500% due 01/15/2028		400	404
5.750% due 02/01/2027		1,900	2,015

Mid-America Apartments LP
2.875% due 09/15/2051		2,700	2,271

Midcap Financial Issuer Trust
6.500% due 05/01/2028		2,200	2,072

Mitsubishi UFJ Financial Group, Inc.
4.153% due 03/07/2039		2,200	2,280

Mizuho Financial Group, Inc.
2.201% due 07/10/2031 •		3,200	2,846
2.869% due 09/13/2030 •		2,500	2,362

Morgan Stanley
0.000% due 04/02/2032 þ(i)		11,300	8,364
2.943% due 01/21/2033 •		4,800	4,507

MPT Operating Partnership LP
3.500% due 03/15/2031		1,900	1,768

Nasdaq, Inc.
2.500% due 12/21/2040		2,000	1,615

Nationwide Building Society
3.960% due 07/18/2030 •		1,800	1,798

Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		2,500	3,820

NatWest Group PLC
4.445% due 05/08/2030 •		4,100	4,213

Natwest Group PLC
4.600% due 06/28/2031 •(g)(h)		5,200	4,589
4.892% due 05/18/2029 •		5,200	5,413
5.076% due 01/27/2030 •		4,100	4,373
5.125% due 05/12/2027 •(g)(h)	GBP	2,500	3,248

Neuberger Berman Group LLC
4.500% due 03/15/2027		$400	419
4.875% due 04/15/2045		2,700	2,875

New Metro Global Ltd.
4.625% due 10/15/2025		2,600	1,560

Nippon Life Insurance Co.
3.400% due 01/23/2050 •		1,000	949

Nissan Motor Acceptance Co. LLC
2.000% due 03/09/2026		3,900	3,573

Nomura Holdings, Inc.
2.172% due 07/14/2028		1,300	1,169
2.679% due 07/16/2030		6,200	5,644
2.999% due 01/22/2032		200	184

Nordea Bank Abp
3.750% due 03/01/2029 •(g)(h)		2,400	2,066

Ohio National Financial Services, Inc.
5.800% due 01/24/2030		3,000	3,100

Ohio National Life Insurance Co.
6.875% due 06/15/2042		500	578

Omega Healthcare Investors, Inc.
4.750% due 01/15/2028		4,500	4,584

Owl Rock Capital Corp.
2.875% due 06/11/2028		1,900	1,661

Pacific Life Insurance Co.
9.250% due 06/15/2039		14,605	22,684

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific LifeCorp
3.350% due 09/15/2050		$700	$643

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		5,530	5,572

Park Intermediate Holdings LLC
4.875% due 05/15/2029		1,150	1,080

Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		1,000	1,346

PennyMac Financial Services, Inc.
5.750% due 09/15/2031		6,600	5,878

Physicians Realty LP
3.950% due 01/15/2028		1,900	1,919

Pine Street Trust
5.568% due 02/15/2049		3,800	4,249

Pinnacol Assurance
8.625% due 06/25/2034 «(i)		7,000	8,189

Piper Sandler Cos.
5.200% due 10/15/2023		6,000	5,972

Powerlong Real Estate Holdings Ltd.
5.950% due 04/30/2025 (k)		3,200	1,184

Progressive Corp.
4.125% due 04/15/2047		500	529

Prologis LP
3.000% due 04/15/2050		2,223	1,986

Raymond James Financial, Inc.
4.950% due 07/15/2046		25	28

Rayonier LP
2.750% due 05/17/2031		1,200	1,098

Realty Income Corp.
3.400% due 01/15/2028		3,300	3,295
3.950% due 08/15/2027		1,100	1,131

Regency Centers LP
4.400% due 02/01/2047		1,100	1,133
4.650% due 03/15/2049		500	541

Rexford Industrial Realty LP
2.125% due 12/01/2030		1,800	1,576
2.150% due 09/01/2031		1,500	1,305

Santander U.K. Group Holdings PLC
2.896% due 03/15/2032 •		1,700	1,541
4.750% due 09/15/2025		3,400	3,457
6.750% due 06/24/2024 •(g)(h)	GBP	700	952

SBA Communications Corp.
3.125% due 02/01/2029		$2,200	2,004
3.875% due 02/15/2027		3,000	2,930

SBA Tower Trust
2.328% due 07/15/2052		200	190

Sberbank of Russia Via SB Capital SA
5.125% due 10/29/2022		1,300	130
5.250% due 05/23/2023 (h)		2,300	230

Seazen Group Ltd.
6.000% due 08/12/2024		2,300	1,472
6.450% due 06/11/2022		200	187

Selective Insurance Group, Inc.
5.375% due 03/01/2049		1,700	1,897

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		2,300	2,308

Sitka Holdings LLC
5.506% due 07/06/2026 •		8,700	8,302

SL Green Realty Corp.
4.500% due 12/01/2022		2,800	2,817

SLM Corp.
4.200% due 10/29/2025		1,600	1,589

SMBC Aviation Capital Finance DAC
2.300% due 06/15/2028		1,900	1,687

Societe Generale SA
7.875% due 12/18/2023 •(g)(h)		1,700	1,781

Spirit Realty LP
3.200% due 02/15/2031		4,300	4,111
4.450% due 09/15/2026		1,300	1,341

Standard Chartered PLC
3.265% due 02/18/2036 •		1,300	1,167
3.603% due 01/12/2033 •		3,600	3,337

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stellantis Finance U.S., Inc.
2.691% due 09/15/2031		$3,100	$2,726

Stifel Financial Corp.
4.000% due 05/15/2030		1,100	1,114

STORE Capital Corp.
2.750% due 11/18/2030		1,400	1,270

Sumitomo Mitsui Financial Group, Inc.
2.222% due 09/17/2031		2,100	1,861
3.050% due 01/14/2042		10,000	8,973

Sunac China Holdings Ltd.
6.500% due 07/09/2023		4,200	1,252

Synchrony Financial
2.875% due 10/28/2031		3,800	3,375

Teachers Insurance & Annuity Association of America
4.270% due 05/15/2047		400	424
6.850% due 12/16/2039		371	488

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	740	1,124
5.661% due 10/13/2041		49	75
5.744% due 04/13/2040		94	146
7.623% due 07/13/2039		3,034	5,316

Travelers Cos., Inc.
4.050% due 03/07/2048		$1,000	1,039

Trust Fibra Uno
6.390% due 01/15/2050		900	910
6.950% due 01/30/2044		5,300	5,655

UBS Group AG
3.179% due 02/11/2043 •		1,400	1,247
4.375% due 02/10/2031 •(g)(h)		9,300	8,417
4.875% due 02/12/2027 •(g)(h)		11,700	11,316

UDR, Inc.
4.400% due 01/26/2029		700	737

UniCredit SpA
5.459% due 06/30/2035 •		3,400	3,255
6.625% due 06/03/2023 •(g)(h)	EUR	2,200	2,516
7.296% due 04/02/2034 •		$1,400	1,485
7.830% due 12/04/2023		6,900	7,336

Unum Group
4.500% due 12/15/2049		3,100	2,866

Ventas Realty LP
4.875% due 04/15/2049		500	551

Voya Financial, Inc.
4.700% due 01/23/2048 •		500	469
5.700% due 07/15/2043		630	747

WEA Finance LLC
3.750% due 09/17/2024		900	899

Wells Fargo & Co.
3.068% due 04/30/2041 •		2,500	2,255
3.350% due 03/02/2033 •		11,600	11,286
4.650% due 11/04/2044		70	75

Wells Fargo Bank NA
6.600% due 01/15/2038		3,700	4,860

Welltower, Inc.
4.950% due 09/01/2048		2,950	3,325
5.125% due 03/15/2043		800	885
6.500% due 03/15/2041		925	1,192

Weyerhaeuser Co.
4.000% due 11/15/2029		6,900	7,104
6.950% due 10/01/2027		16,922	19,655
7.375% due 03/15/2032		681	870

Willis North America, Inc.
3.875% due 09/15/2049		725	662

Yango Justice International Ltd.
5.300% due 05/18/2022 (c)		200	18
7.500% due 04/15/2024 ^(c)		1,600	128
7.500% due 02/17/2025 ^(c)		300	24
9.250% due 04/15/2023 ^(c)		300	24

			874,275

INDUSTRIALS 33.4%

7-Eleven, Inc.
2.800% due 02/10/2051		3,000	2,427

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	97

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AbbVie, Inc.
4.050% due 11/21/2039		$2,900	$2,988
4.250% due 11/21/2049		4,000	4,166
4.400% due 11/06/2042		2,970	3,142
4.450% due 05/14/2046		7,000	7,459
4.700% due 05/14/2045		900	981
4.750% due 03/15/2045		3,000	3,279
4.850% due 06/15/2044		3,300	3,673

Abu Dhabi Crude Oil Pipeline LLC
4.600% due 11/02/2047		1,400	1,487

Activision Blizzard, Inc.
2.500% due 09/15/2050		6,900	5,688

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		1,800	1,632

Adani Transmission Ltd.
4.250% due 05/21/2036		815	750

AEP Transmission Co. LLC
4.250% due 09/15/2048		300	317

Aetna, Inc.
4.125% due 11/15/2042		25	25

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		1,765	1,808

Alcon Finance Corp.
3.800% due 09/23/2049		2,200	2,057

Alibaba Group Holding Ltd.
4.200% due 12/06/2047		6,200	5,761

Altice France SA
3.375% due 01/15/2028	EUR	2,200	2,212

Altria Group, Inc.
3.875% due 09/16/2046		$3,200	2,721
5.800% due 02/14/2039		4,100	4,432

Amazon.com, Inc.
2.700% due 06/03/2060		6,400	5,305
4.250% due 08/22/2057		8,600	9,774

American Airlines Pass-Through Trust
3.200% due 12/15/2029		2,217	2,109
3.375% due 11/01/2028		3,382	3,258
3.650% due 02/15/2029		3,065	2,977
4.000% due 01/15/2027		364	339

Amgen, Inc.
2.800% due 08/15/2041		100	86
3.375% due 02/21/2050		10,700	9,687
4.563% due 06/15/2048		2,610	2,818
4.663% due 06/15/2051		5,053	5,585

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		600	562

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036		10,000	10,752
4.900% due 02/01/2046		3,400	3,787

Anheuser-Busch InBev Worldwide, Inc.
4.439% due 10/06/2048		4,100	4,305
4.750% due 04/15/2058		17,400	18,958
4.950% due 01/15/2042		5,600	6,204

Anthem, Inc.
4.550% due 03/01/2048		1,400	1,554
4.650% due 01/15/2043		1,435	1,572
4.850% due 08/15/2054		85	98
5.100% due 01/15/2044		500	578

Aptiv PLC
3.100% due 12/01/2051		3,500	2,790
4.150% due 05/01/2052		1,500	1,410

Arrow Electronics, Inc.
2.950% due 02/15/2032		1,500	1,379

At Home Group, Inc.
4.875% due 07/15/2028		700	624

Bacardi Ltd.
5.300% due 05/15/2048		3,600	4,038

BAE Systems PLC
3.000% due 09/15/2050		1,800	1,535

Baker Hughes Holdings LLC
4.080% due 12/15/2047		500	507

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050		300	275

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BAT Capital Corp.
4.540% due 08/15/2047		$5,800	$5,191

Bayer U.S. Finance LLC
4.400% due 07/15/2044		6,000	5,849
4.625% due 06/25/2038		1,800	1,873
4.700% due 07/15/2064		75	75
4.875% due 06/25/2048		3,400	3,669

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	4,500	5,476

Berry Global, Inc.
1.570% due 01/15/2026		$1,400	1,306

Biogen, Inc.
3.250% due 02/15/2051		1,122	931

Boardwalk Pipelines LP
3.400% due 02/15/2031		2,100	1,990

Boeing Co.
3.625% due 02/01/2031		7,900	7,703
3.650% due 03/01/2047		800	682
5.150% due 05/01/2030		7,900	8,437
5.705% due 05/01/2040		6,400	7,170
5.805% due 05/01/2050		5,700	6,602
5.930% due 05/01/2060		7,760	8,989

Bombardier, Inc.
7.500% due 12/01/2024		80	83

Bon Secours Mercy Health, Inc.
3.205% due 06/01/2050		1,500	1,278

Boston Scientific Corp.
4.700% due 03/01/2049		1,516	1,695
6.750% due 11/15/2035		1,500	1,894

BP Capital Markets America, Inc.
3.060% due 06/17/2041		800	720

BRF SA
5.750% due 09/21/2050		3,400	2,999

Bristol-Myers Squibb Co.
3.700% due 03/15/2052		1,200	1,210
4.250% due 10/26/2049		630	690

British Airways Pass-Through Trust
3.300% due 06/15/2034		3,343	3,170
4.125% due 03/20/2033		2,391	2,289

Broadcom, Inc.
2.600% due 02/15/2033		2,000	1,740
3.137% due 11/15/2035		1,728	1,526
3.187% due 11/15/2036		1,611	1,402
3.419% due 04/15/2033		7,649	7,153
3.469% due 04/15/2034		5,300	4,920
3.500% due 02/15/2041		5,300	4,734
4.110% due 09/15/2028		5,954	6,038
4.150% due 11/15/2030		3,889	3,948
4.300% due 11/15/2032		3,500	3,559

Caesars Entertainment, Inc.
6.250% due 07/01/2025		650	672

Canadian Natural Resources Ltd.
6.250% due 03/15/2038		40	48

Canadian Pacific Railway Co.
6.125% due 09/15/2115		6,470	8,307

CDW LLC
3.569% due 12/01/2031		1,900	1,764

Celeo Redes Operacion Chile SA
5.200% due 06/22/2047		481	490

Cellnex Finance Co. SA
3.875% due 07/07/2041		600	489

Celulosa Arauco y Constitucion SA
5.500% due 11/02/2047		1,500	1,522

Centene Corp.
4.625% due 12/15/2029		1,900	1,919

CF Industries, Inc.
5.150% due 03/15/2034		3,200	3,562
5.375% due 03/15/2044		2,800	3,154

Champion Path Holdings Ltd.
4.850% due 01/27/2028		2,100	1,679

Charter Communications Operating LLC
3.500% due 06/01/2041		2,500	2,084
3.700% due 04/01/2051		11,000	9,097
3.850% due 04/01/2061		9,600	7,748

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.900% due 06/01/2052	$3,800	$3,216
4.400% due 12/01/2061	3,100	2,710
4.800% due 03/01/2050	5,000	4,765
5.125% due 07/01/2049	7,000	6,966
5.250% due 04/01/2053	1,800	1,817
5.375% due 05/01/2047	5,100	5,237
5.750% due 04/01/2048	3,025	3,225
6.484% due 10/23/2045	80	91

Cheniere Corpus Christi Holdings LLC
2.742% due 12/31/2039	1,300	1,134
3.700% due 11/15/2029	6,500	6,490

Cheniere Energy Partners LP
3.250% due 01/31/2032	2,100	1,913

Children’s Hospital Corp.
4.115% due 01/01/2047	25	27

Cia de Minas Buenaventura SAA
5.500% due 07/23/2026	4,200	4,139

Cigna Corp.
3.875% due 10/15/2047	115	113
4.900% due 12/15/2048	40	45

Coca-Cola Femsa SAB de CV
5.250% due 11/26/2043	80	91

Columbia Pipeline Group, Inc.
5.800% due 06/01/2045	50	59

Comcast Corp.
2.937% due 11/01/2056	12,149	10,084
3.999% due 11/01/2049	25	25
4.000% due 08/15/2047	9,400	9,630

Conagra Brands, Inc.
5.300% due 11/01/2038	6,500	7,165

Constellation Brands, Inc.
4.500% due 05/09/2047	1,200	1,236
5.250% due 11/15/2048	3,500	3,932

Continental Resources, Inc.
5.750% due 01/15/2031	2,200	2,410

Corning, Inc.
5.450% due 11/15/2079	1,000	1,111

Corp. Nacional del Cobre de Chile
4.375% due 02/05/2049	1,000	1,007
4.500% due 08/01/2047	5,100	5,203

CoStar Group, Inc.
2.800% due 07/15/2030	800	732

Coty, Inc.
5.000% due 04/15/2026	6,300	6,146

CRH America Finance, Inc.
4.500% due 04/04/2048	3,800	4,094

CRH America, Inc.
5.125% due 05/18/2045	30	35

CSN Resources SA
4.625% due 06/10/2031	1,900	1,735
5.875% due 04/08/2032	3,900	3,792
7.625% due 04/17/2026	974	1,012

CSX Corp.
3.800% due 11/01/2046	75	75
4.250% due 11/01/2066	20	21

CVS Health Corp.
4.780% due 03/25/2038	705	772
5.300% due 12/05/2043	6,700	7,821

CVS Pass-Through Trust
4.704% due 01/10/2036	1,409	1,474
7.507% due 01/10/2032	11,719	13,641
8.353% due 07/10/2031	254	304

Daimler Trucks Finance North America LLC
2.500% due 12/14/2031	1,200	1,052

DaVita, Inc.
4.625% due 06/01/2030	3,500	3,273

Dell International LLC
3.450% due 12/15/2051	10,600	8,636
6.020% due 06/15/2026	1,500	1,626
8.100% due 07/15/2036	3,778	4,981
8.350% due 07/15/2046	737	1,081

Delta Air Lines, Inc.
2.900% due 10/28/2024	3,000	2,937
4.500% due 10/20/2025	1,200	1,208

98	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 10/20/2028		$2,600	$2,624
7.000% due 05/01/2025		877	940
7.375% due 01/15/2026		2,262	2,459

Devon Energy Corp.
4.750% due 05/15/2042		2,390	2,534

Discovery Communications LLC
4.000% due 09/15/2055		3,000	2,599

DT Midstream, Inc.
4.300% due 04/15/2032 (a)		2,900	2,911

Eastern Gas Transmission & Storage, Inc.
4.600% due 12/15/2044		1,200	1,246

eBay, Inc.
3.650% due 05/10/2051		2,900	2,686

Ecopetrol SA
7.375% due 09/18/2043		3,750	3,793

Embotelladora Andina SA
3.950% due 01/21/2050		800	734

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027		3,170	3,052

Enbridge Energy Partners LP
5.500% due 09/15/2040		500	569

Enbridge, Inc.
4.500% due 06/10/2044		271	275

Energy Transfer LP
5.000% due 05/15/2044		4,857	4,771
5.150% due 03/15/2045		11,100	11,241
5.250% due 04/15/2029		2,900	3,100
5.300% due 04/01/2044		1,400	1,445
5.350% due 05/15/2045		2,465	2,546
5.950% due 10/01/2043		50	54
6.125% due 12/15/2045		2,819	3,119
6.250% due 04/15/2049		700	806
6.500% due 02/01/2042		6,400	7,378
7.500% due 07/01/2038		3,004	3,714

Entergy Louisiana LLC
4.200% due 04/01/2050		4,200	4,459

Enterprise Products Operating LLC
4.450% due 02/15/2043		5,697	5,753
4.850% due 03/15/2044		6,579	6,995
4.875% due 08/16/2077 •		2,900	2,595
4.950% due 10/15/2054		830	907
5.950% due 02/01/2041		2,400	2,854

Expedia Group, Inc.
3.250% due 02/15/2030		5,000	4,766

Exxon Mobil Corp.
4.114% due 03/01/2046		90	97

Ferguson Finance PLC
3.250% due 06/02/2030		700	667

Fiserv, Inc.
4.400% due 07/01/2049		1,355	1,403

Flex Intermediate Holdco LLC
3.363% due 06/30/2031		7,300	6,794

Flex Ltd.
4.875% due 06/15/2029		2,000	2,084

Ford Foundation
2.815% due 06/01/2070		1,600	1,325

Fortune Star BVI Ltd.
6.850% due 07/02/2024		2,300	2,188

Fox Corp.
5.576% due 01/25/2049		2,425	2,828

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031		1,800	1,569

GATX Corp.
4.500% due 03/30/2045		1,038	1,032

Gazprom PJSC Via Gaz Capital SA
3.125% due 11/17/2023	EUR	2,600	1,194
4.250% due 04/06/2024	GBP	7,000	3,678
5.150% due 02/11/2026		$8,400	3,580

GE Capital Funding LLC
4.550% due 05/15/2032		7,450	8,016

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		6,800	7,316

Gilead Sciences, Inc.
4.150% due 03/01/2047		3,465	3,578

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Global Payments, Inc.
4.150% due 08/15/2049	$1,700	$1,648

Globo Comunicacao e Participacoes SA
4.875% due 01/22/2030	2,300	2,037

GSK Consumer Healthcare Capital U.S. LLC
4.000% due 03/24/2052	1,000	1,003

HCA, Inc.
3.500% due 07/15/2051	4,900	4,266
4.625% due 03/15/2052	3,100	3,134
5.125% due 06/15/2039	2,400	2,596
5.250% due 06/15/2049	2,600	2,859

HealthEquity, Inc.
4.500% due 10/01/2029	2,250	2,135

Helmerich & Payne, Inc.
2.900% due 09/29/2031	3,950	3,619

Hilton Grand Vacations Borrower Escrow LLC
5.000% due 06/01/2029	7,350	7,023

Hoag Memorial Hospital Presbyterian
3.803% due 07/15/2052	3,600	3,657

Holcim Finance U.S. LLC
4.750% due 09/22/2046	2,521	2,734

Humana, Inc.
4.625% due 12/01/2042	40	43
4.800% due 03/15/2047	1,600	1,816

Hyatt Hotels Corp.
4.375% due 09/15/2028	800	799
5.750% due 04/23/2030	900	996

Imperial Brands Finance PLC
3.875% due 07/26/2029	6,700	6,581

Industrias Penoles SAB de CV
4.750% due 08/06/2050	1,000	913

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	1,700	1,735

International Flavors & Fragrances, Inc.
2.300% due 11/01/2030	2,000	1,788
4.375% due 06/01/2047	800	803
5.000% due 09/26/2048	5,800	6,386

JetBlue Pass-Through Trust
2.750% due 11/15/2033	1,281	1,203

Johnson Controls, Inc.
4.950% due 07/02/2064	20	20
5.700% due 03/01/2041	55	58

Kaiser Foundation Hospitals
4.150% due 05/01/2047	520	558

Kinder Morgan Energy Partners LP
4.700% due 11/01/2042	40	40
6.950% due 01/15/2038	270	339
7.400% due 03/15/2031	100	123

Kinder Morgan, Inc.
6.950% due 06/01/2028	3,795	4,304
7.420% due 02/15/2037	2,980	3,647
8.050% due 10/15/2030	3,825	4,773

Laboratory Corp. of America Holdings
4.700% due 02/01/2045	1,900	2,029

Las Vegas Sands Corp.
2.900% due 06/25/2025	2,400	2,239
3.200% due 08/08/2024	200	191
3.500% due 08/18/2026	23,400	22,077
3.900% due 08/08/2029	4,400	4,040

Legacy LifePoint Health LLC
4.375% due 02/15/2027	100	97

Lenovo Group Ltd.
3.421% due 11/02/2030	1,600	1,483

Level 3 Financing, Inc.
3.625% due 01/15/2029	1,475	1,293

Live Nation Entertainment, Inc.
3.750% due 01/15/2028	4,000	3,770
6.500% due 05/15/2027	2,860	3,049

Lowe’s Cos., Inc.
2.800% due 09/15/2041	2,700	2,320

Magallanes, Inc.
5.141% due 03/15/2052	5,300	5,435
5.391% due 03/15/2062	9,000	9,325

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marathon Oil Corp.
6.600% due 10/01/2037	$500	$610

Marathon Petroleum Corp.
6.500% due 03/01/2041	1,800	2,225

Marriott International, Inc.
3.500% due 10/15/2032	200	191
4.625% due 06/15/2030	5,300	5,500

Marvell Technology, Inc.
2.950% due 04/15/2031	4,000	3,704

Masco Corp.
4.500% due 05/15/2047	2,200	2,278

McDonald’s Corp.
4.450% due 09/01/2048	25	27
4.875% due 12/09/2045	85	95

MDC Holdings, Inc.
3.966% due 08/06/2061	500	388

Melco Resorts Finance Ltd.
4.875% due 06/06/2025	11,080	10,166
5.250% due 04/26/2026	2,100	1,912
5.375% due 12/04/2029	1,900	1,620
5.625% due 07/17/2027	800	724
5.750% due 07/21/2028	1,700	1,505

Memorial Sloan-Kettering Cancer Center
4.125% due 07/01/2052	40	43

MGM China Holdings Ltd.
4.750% due 02/01/2027	6,408	5,650
5.250% due 06/18/2025	1,700	1,566
5.875% due 05/15/2026	2,138	1,952

Micron Technology, Inc.
3.477% due 11/01/2051	7,300	6,361

Moody’s Corp.
2.550% due 08/18/2060	1,900	1,436
3.100% due 11/29/2061	4,000	3,355
4.875% due 12/17/2048	35	40

MPLX LP
4.500% due 04/15/2038	25	26
4.900% due 04/15/2058	1,900	1,923
5.200% due 12/01/2047	60	64

Netflix, Inc.
4.875% due 04/15/2028	1,700	1,786
5.375% due 11/15/2029	700	759

New York & Presbyterian Hospital
4.063% due 08/01/2056	45	49

Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	3,225	3,708

Nissan Motor Co. Ltd.
4.345% due 09/17/2027	7,100	7,009
4.810% due 09/17/2030	700	695

Northern Natural Gas Co.
4.300% due 01/15/2049	5,000	5,076

Northwell Healthcare, Inc.
3.809% due 11/01/2049	2,500	2,363
4.260% due 11/01/2047	30	30

Novartis Capital Corp.
4.400% due 05/06/2044	35	40

NVR, Inc.
3.000% due 05/15/2030	3,600	3,365

NXP BV
3.400% due 05/01/2030	1,000	971
4.300% due 06/18/2029	4,000	4,134
5.550% due 12/01/2028	600	659

Occidental Petroleum Corp.
7.000% due 11/15/2027	600	654

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/02/2022 (e)(g)	1,253	11

ONE Gas, Inc.
4.500% due 11/01/2048	20	22
4.658% due 02/01/2044	50	54

ONEOK Partners LP
6.125% due 02/01/2041	7,125	7,861

Oracle Corp.
3.600% due 04/01/2050	8,191	6,814
3.650% due 03/25/2041 (i)	5,700	4,994
3.850% due 04/01/2060	10,715	8,824

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	99

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.950% due 03/25/2051 (i)		$8,600	$7,546
4.100% due 03/25/2061 (i)		8,500	7,276
4.375% due 05/15/2055		1,100	996

Owens Corning
4.300% due 07/15/2047		3,018	2,966
4.400% due 01/30/2048		700	699

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028		6,600	6,637

Perrigo Finance Unlimited Co.
3.900% due 06/15/2030		1,600	1,506

PetSmart, Inc.
4.750% due 02/15/2028		1,650	1,597

Philip Morris International, Inc.
3.875% due 08/21/2042		2,600	2,427

Pioneer Natural Resources Co.
7.200% due 01/15/2028		17,016	19,942

Prosus NV
3.680% due 01/21/2030		1,000	877
3.832% due 02/08/2051		2,700	1,974
4.987% due 01/19/2052		400	341

Quanta Services, Inc.
3.050% due 10/01/2041		4,000	3,301

QVC, Inc.
5.950% due 03/15/2043		2,565	2,162

Raytheon Technologies Corp.
4.050% due 05/04/2047		4,705	4,861
4.350% due 04/15/2047		700	753
4.450% due 11/16/2038		800	871

RCS & RDS SA
3.250% due 02/05/2028	EUR	3,600	3,659

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030		$900	782

Reliance Industries Ltd.
3.625% due 01/12/2052		500	445
3.750% due 01/12/2062		2,900	2,619

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		1,800	1,777

Reynolds American, Inc.
5.850% due 08/15/2045		1,500	1,549
6.150% due 09/15/2043		500	530
7.250% due 06/15/2037		660	775

Rockies Express Pipeline LLC
4.800% due 05/15/2030		2,200	2,089
4.950% due 07/15/2029		3,000	2,912

Rogers Communications, Inc.
3.800% due 03/15/2032		5,400	5,365

Rolls-Royce PLC
3.625% due 10/14/2025		1,300	1,263
4.625% due 02/16/2026 (k)	EUR	3,300	3,845
5.750% due 10/15/2027		$900	926
5.750% due 10/15/2027	GBP	100	137

Royal Caribbean Cruises Ltd.
11.500% due 06/01/2025		$119	131

Royalty Pharma PLC
3.550% due 09/02/2050		4,300	3,585

S&P Global, Inc.
3.250% due 12/01/2049		5,300	4,995

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028		800	823
4.500% due 05/15/2030		7,200	7,541

Sands China Ltd.
4.375% due 06/18/2030		4,500	4,086
5.400% due 08/08/2028		400	394

Santos Finance Ltd.
3.649% due 04/29/2031		4,500	4,209

Saudi Arabian Oil Co.
3.500% due 11/24/2070		5,000	4,246

Southern Co.
3.750% due 09/15/2051 •		5,000	4,623
4.250% due 07/01/2036		3,640	3,676
4.400% due 07/01/2046		35	36

Southern Natural Gas Co. LLC
4.800% due 03/15/2047		65	69
7.350% due 02/15/2031		1,400	1,686

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spectra Energy Partners LP
4.500% due 03/15/2045		$1,675	$1,716

Spirit AeroSystems, Inc.
4.600% due 06/15/2028		8,800	8,279
7.500% due 04/15/2025		2,400	2,490

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		198	194

Starbucks Corp.
4.500% due 11/15/2048		40	43

Studio City Co. Ltd.
7.000% due 02/15/2027		4,800	4,695

Sutter Health
3.161% due 08/15/2040		350	308
3.361% due 08/15/2050		400	358

Suzano Austria GmbH
6.000% due 01/15/2029		1,400	1,514
7.000% due 03/16/2047		1,840	2,067

Syneos Health, Inc.
3.625% due 01/15/2029		900	833

Syngenta Finance NV
5.676% due 04/24/2048		4,300	4,640

T-Mobile USA, Inc.
3.300% due 02/15/2051		4,700	3,969
3.400% due 10/15/2052		6,900	5,893
3.600% due 11/15/2060		11,300	9,748
3.875% due 04/15/2030		6,695	6,730

Targa Resources Corp.
4.950% due 04/15/2052 (a)		500	510

TD SYNNEX Corp.
2.650% due 08/09/2031		1,500	1,291

Telefonica Emisiones SA
4.895% due 03/06/2048		3,500	3,633

Tencent Holdings Ltd.
2.390% due 06/03/2030		1,800	1,602
3.240% due 06/03/2050		2,700	2,101
3.290% due 06/03/2060		700	531
3.680% due 04/22/2041		2,600	2,304
3.840% due 04/22/2051		5,800	5,043
3.925% due 01/19/2038		400	372

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		3,500	3,288
8.375% due 06/15/2032		1,275	1,645

Time Warner Cable LLC
4.500% due 09/15/2042		820	760
5.250% due 07/15/2042	GBP	800	1,161
5.500% due 09/01/2041		$6,225	6,478
5.875% due 11/15/2040		4,520	4,869
6.550% due 05/01/2037		1,400	1,613
6.750% due 06/15/2039		4,984	5,792
7.300% due 07/01/2038		6,900	8,396

TopBuild Corp.
4.125% due 02/15/2032		1,600	1,453

TransCanada PipeLines Ltd.
4.875% due 05/15/2048		4,400	4,954
7.625% due 01/15/2039		1,925	2,695

Transcontinental Gas Pipe Line Co. LLC
4.600% due 03/15/2048		4,440	4,754

Travel & Leisure Co.
4.625% due 03/01/2030		2,200	2,050
6.625% due 07/31/2026		1,450	1,514

Trustees of the University of Pennsylvania
4.674% due 09/01/2112		700	798

Unigel Luxembourg SA
8.750% due 10/01/2026		2,200	2,325

Union Pacific Corp.
3.875% due 02/01/2055		35	36

United Airlines Pass-Through Trust
2.700% due 11/01/2033		4,397	4,040
3.100% due 01/07/2030		458	444
3.450% due 01/07/2030		3,737	3,490
4.000% due 10/11/2027		514	517
4.150% due 02/25/2033		1,991	2,016
4.300% due 02/15/2027		43	43
4.550% due 08/25/2031		3,511	3,524
5.875% due 04/15/2029		3,150	3,266

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UnitedHealth Group, Inc.
3.700% due 08/15/2049		$170	$173
3.875% due 08/15/2059		7,100	7,352

University of Southern California
5.250% due 10/01/2111		40	51

Vale Overseas Ltd.
6.250% due 08/10/2026		3,500	3,846
6.875% due 11/21/2036		6,639	8,021
6.875% due 11/10/2039		1,300	1,589

Verisk Analytics, Inc.
3.625% due 05/15/2050		2,000	1,889

Viking Cruises Ltd.
13.000% due 05/15/2025		5,400	6,010

Virgin Australia Holdings Pty. Ltd.
8.125% due 11/15/2024 ^(c)		800	28

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	2,100	2,540

Vmed O2 U.K. Financing PLC
4.250% due 01/31/2031		$1,800	1,649
4.750% due 07/15/2031		200	189

VMware, Inc.
2.200% due 08/15/2031		5,900	5,204
3.900% due 08/21/2027		400	406
4.700% due 05/15/2030		2,100	2,225

Walt Disney Co.
3.500% due 05/13/2040		8,600	8,408

West Virginia United Health System Obligated Group
3.129% due 06/01/2050		800	679

Williams Cos., Inc.
3.500% due 10/15/2051		3,500	3,076
5.100% due 09/15/2045		400	435
6.300% due 04/15/2040		1,900	2,298

Woodside Finance Ltd.
3.650% due 03/05/2025		100	100
3.700% due 09/15/2026		1,300	1,304
3.700% due 03/15/2028		1,126	1,108

Workday, Inc.
3.800% due 04/01/2032 (a)		4,500	4,497

Wynn Macau Ltd.
5.500% due 10/01/2027		5,100	4,421
5.625% due 08/26/2028		3,850	3,352

Yara International ASA
3.148% due 06/04/2030		100	93
4.750% due 06/01/2028		1,100	1,137

Yellowstone Energy LP
5.750% due 12/31/2026 «		923	998

Zimmer Biomet Holdings, Inc.
4.250% due 08/15/2035		205	206
4.450% due 08/15/2045		2,397	2,410

			1,208,167

UTILITIES 14.3%

AEP Texas, Inc.
2.100% due 07/01/2030		700	625
4.150% due 05/01/2049		1,600	1,580

Alabama Power Co.
3.450% due 10/01/2049		2,100	1,957
4.150% due 08/15/2044		35	36

Ameren Illinois Co.
3.250% due 03/15/2050		1,000	920

Arizona Public Service Co.
3.350% due 05/15/2050		1,500	1,311
3.500% due 12/01/2049		1,400	1,257
4.500% due 04/01/2042		700	713

AT&T, Inc.
3.100% due 02/01/2043		350	303
3.500% due 09/15/2053		6,630	5,843
3.500% due 02/01/2061		700	597
3.550% due 09/15/2055		15,089	13,360
3.650% due 06/01/2051		8,300	7,579
3.650% due 09/15/2059		34,318	30,214
3.800% due 12/01/2057		30,117	27,597
3.850% due 06/01/2060		14,500	13,030

100	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Atmos Energy Corp.
4.125% due 10/15/2044	$25	$26

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024	3,900	4,007

Baltimore Gas & Electric Co.
3.200% due 09/15/2049	4,000	3,623

Berkshire Hathaway Energy Co.
5.150% due 11/15/2043	85	97

Black Hills Corp.
3.875% due 10/15/2049	1,900	1,802

Brooklyn Union Gas Co.
4.487% due 03/04/2049	1,200	1,213

CenterPoint Energy Houston Electric LLC
3.350% due 04/01/2051	2,500	2,392

Cleco Corporate Holdings LLC
4.973% due 05/01/2046	400	424

Comision Federal de Electricidad
5.750% due 02/14/2042	55	52

Commonwealth Edison Co.
3.650% due 06/15/2046	55	55
4.000% due 03/01/2048	700	747

Consolidated Edison Co. of New York, Inc.
3.600% due 06/15/2061	9,880	9,136
3.700% due 11/15/2059	1,700	1,575
4.500% due 05/15/2058	4,600	4,877
4.625% due 12/01/2054	40	44
4.650% due 12/01/2048	1,900	2,095

Constellation Energy Generation LLC
5.600% due 06/15/2042	2,195	2,342

Consumers Energy Co.
4.050% due 05/15/2048	2,500	2,611

Dominion Energy, Inc.
2.250% due 08/15/2031	2,700	2,436
5.950% due 06/15/2035	35	41

DTE Electric Co.
4.050% due 05/15/2048	1,600	1,694

Duke Energy Carolinas LLC
3.950% due 03/15/2048	6,000	6,183

Duke Energy Corp.
3.300% due 06/15/2041	1,900	1,726
3.500% due 06/15/2051	11,400	10,443
3.950% due 08/15/2047	2,300	2,254
4.800% due 12/15/2045	85	91

Duke Energy Florida LLC
3.400% due 10/01/2046	55	52
4.200% due 07/15/2048	25	27

Duke Energy Progress LLC
2.900% due 08/15/2051	1,100	968
3.600% due 09/15/2047	900	889

Duquesne Light Holdings, Inc.
2.532% due 10/01/2030	700	629

E.ON International Finance BV
6.650% due 04/30/2038	600	746

Edison International
5.750% due 06/15/2027	1,400	1,502

Electricite de France SA
4.950% due 10/13/2045	2,150	2,247

Emera U.S. Finance LP
4.750% due 06/15/2046	2,100	2,197

Enel Finance International NV
2.875% due 07/12/2041	9,750	8,076
4.750% due 05/25/2047	3,000	3,223

Entergy Corp.
3.750% due 06/15/2050	4,000	3,767

Exelon Corp.
5.625% due 06/15/2035	200	227

FirstEnergy Transmission LLC
5.450% due 07/15/2044	6,330	6,927

Florida Power & Light Co.
4.125% due 06/01/2048	120	131

Gazprom Neft OAO Via GPN Capital SA
4.375% due 09/19/2022	1,800	630
6.000% due 11/27/2023	4,600	1,610

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gazprom PJSC via Gaz Finance PLC
2.950% due 01/27/2029	$4,600	$1,921
3.000% due 06/29/2027	3,800	1,615

Georgia Power Co.
3.250% due 03/15/2051	3,000	2,611
4.300% due 03/15/2042	80	81
4.750% due 09/01/2040	1,000	1,058

Greenko Dutch BV
3.850% due 03/29/2026	3,940	3,781

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025	1,700	1,717

Gulf Power Co.
4.550% due 10/01/2044	4,000	4,451

Indiana Michigan Power Co.
4.250% due 08/15/2048	20	21
4.550% due 03/15/2046	400	425

IPALCO Enterprises, Inc.
4.250% due 05/01/2030	1,600	1,605

Jersey Central Power & Light Co.
2.750% due 03/01/2032	1,700	1,586
6.150% due 06/01/2037	250	303

Kentucky Utilities Co.
4.375% due 10/01/2045	2,300	2,398

KeySpan Gas East Corp.
3.586% due 01/18/2052	3,000	2,669

MidAmerican Energy Co.
3.650% due 08/01/2048	3,575	3,558
4.250% due 05/01/2046	3,450	3,728
4.250% due 07/15/2049	14,325	15,699

Mississippi Power Co.
4.250% due 03/15/2042	1,700	1,709

Monongahela Power Co.
5.400% due 12/15/2043	4,224	4,868

Nevada Power Co.
3.125% due 08/01/2050	5,300	4,788

New England Power Co.
3.800% due 12/05/2047	6,300	5,951

New York State Electric & Gas Corp.
3.300% due 09/15/2049	500	444

NGPL PipeCo LLC
7.768% due 12/15/2037	800	1,007

Niagara Mohawk Power Corp.
2.759% due 01/10/2032	2,500	2,299

NiSource, Inc.
3.950% due 03/30/2048	1,245	1,194
4.375% due 05/15/2047	1,800	1,839
5.800% due 02/01/2042	300	345

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	1,143	643

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	225	223

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	5,985	1,354

Ohio Power Co.
2.900% due 10/01/2051	2,700	2,249
4.000% due 06/01/2049	85	85

Oi SA
10.000% due 07/27/2025	1,400	1,062

Oncor Electric Delivery Co. LLC
3.800% due 06/01/2049	110	113

ONEOK, Inc.
5.200% due 07/15/2048	9,862	10,534

Pacific Gas & Electric Co.
2.500% due 02/01/2031	2,400	2,074
3.250% due 06/01/2031	1,500	1,359
3.300% due 08/01/2040	2,700	2,216
3.500% due 08/01/2050	7,850	6,342
3.750% due 07/01/2028	2,400	2,302
3.950% due 12/01/2047	4,800	3,983
4.000% due 12/01/2046	100	83
4.300% due 03/15/2045	1,600	1,367
4.500% due 07/01/2040	4,200	3,834

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 12/15/2041		$2,900	$2,600
4.550% due 07/01/2030		5,700	5,665
4.650% due 08/01/2028		1,300	1,301
4.750% due 02/15/2044		1,200	1,089
4.950% due 07/01/2050		4,200	3,972
5.250% due 03/01/2052		2,700	2,757

PacifiCorp
6.000% due 01/15/2039		90	112

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.000% due 06/30/2050		4,000	3,565

Petrobras Global Finance BV
6.250% due 12/14/2026	GBP	900	1,227
6.625% due 01/16/2034		150	198
6.750% due 06/03/2050		$3,300	3,247
6.900% due 03/19/2049		900	896

Piedmont Natural Gas Co., Inc.
3.350% due 06/01/2050		2,900	2,596
3.640% due 11/01/2046		1,000	924

Puget Energy, Inc.
4.100% due 06/15/2030		500	500

Puget Sound Energy, Inc.
4.223% due 06/15/2048		2,700	2,823

Rio Oil Finance Trust
8.200% due 04/06/2028		4,194	4,517
9.250% due 07/06/2024		1,799	1,886

San Diego Gas & Electric Co.
3.700% due 03/15/2052		2,200	2,207
3.750% due 06/01/2047		1,895	1,866
4.100% due 06/15/2049		1,578	1,640
4.150% due 05/15/2048		2,795	2,950
4.500% due 08/15/2040		2,700	2,910

Saudi Electricity Global Sukuk Co.
5.500% due 04/08/2044		5,100	5,750

Sempra Energy
4.000% due 02/01/2048		925	920
6.000% due 10/15/2039		2,935	3,599

Southern California Edison Co.
3.600% due 02/01/2045		1,400	1,273
3.900% due 12/01/2041		3,800	3,524
3.900% due 03/15/2043		8,500	8,011
4.000% due 04/01/2047		6,900	6,657
4.050% due 03/15/2042		2,000	1,929
4.125% due 03/01/2048		700	692
4.650% due 10/01/2043		2,300	2,393
4.875% due 03/01/2049		1,000	1,067
5.625% due 02/01/2036		2,879	3,240
5.950% due 02/01/2038		1,500	1,754
6.050% due 03/15/2039		4,500	5,328
6.650% due 04/01/2029		1,000	1,138

Southern California Gas Co.
3.750% due 09/15/2042		1,600	1,584
3.950% due 02/15/2050		3,500	3,622
5.125% due 11/15/2040		300	345

Southern Co. Gas Capital Corp.
3.950% due 10/01/2046		50	47
4.400% due 05/30/2047		3,400	3,432

Southern Power Co.
4.950% due 12/15/2046		85	90
5.150% due 09/15/2041		65	69

Southwest Gas Corp.
4.050% due 03/15/2032		1,580	1,578

Southwestern Electric Power Co.
3.250% due 11/01/2051		5,200	4,489
6.200% due 03/15/2040		8,200	10,157

Targa Resources Partners LP
4.000% due 01/15/2032		1,475	1,421

Transocean Poseidon Ltd.
6.875% due 02/01/2027		1,594	1,580

Verizon Communications, Inc.
2.850% due 09/03/2041		6,750	5,961
2.875% due 11/20/2050		3,000	2,516
2.987% due 10/30/2056		3,887	3,213
3.000% due 11/20/2060		21,700	17,770
3.550% due 03/22/2051		5,000	4,719
3.700% due 03/22/2061		10,200	9,503
4.862% due 08/21/2046		3,500	4,032

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	101

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Virginia Electric & Power Co.
2.450% due 12/15/2050	$1,850	$1,485
2.950% due 11/15/2051	9,900	8,720
3.800% due 09/15/2047	300	301

Vodafone Group PLC
4.375% due 02/19/2043	400	403
4.875% due 06/19/2049	1,980	2,161
5.125% due 06/04/2081 •	3,900	3,448
5.250% due 05/30/2048	9,650	10,841

Washington Gas Light Co.
3.650% due 09/15/2049	900	870

Xcel Energy, Inc.
4.800% due 09/15/2041	40	43

		519,373

Total Corporate Bonds & Notes (Cost $2,757,907)		2,601,815

MUNICIPAL BONDS & NOTES 1.8%

CALIFORNIA 0.3%

California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,300	3,104

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	2,600	3,467

California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	700	896

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	440	492

University of California Revenue Bonds, Series 2015
4.767% due 05/15/2115	835	917

		8,876

GEORGIA 0.4%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	9,902	13,436

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2009
6.050% due 01/01/2029	460	485

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	68	75

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,000	2,432

		2,992

INDIANA 0.0%

Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	800	1,089

OHIO 0.4%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
6.270% due 02/15/2050	4,910	6,196
7.834% due 02/15/2041	4,990	7,334
8.084% due 02/15/2050	1,000	1,659

		15,189

PENNSYLVANIA 0.4%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	14,951

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.1%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	$4,000	$5,194

University of Texas System Revenue Bonds, Series 2017
3.354% due 08/15/2047	45	44

		5,238

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	3,000	3,043

WASHINGTON 0.0%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,090	1,350

Total Municipal Bonds & Notes (Cost $54,208)		66,164

U.S. GOVERNMENT AGENCIES 0.5%

Ginnie Mae, TBA
2.000% due 04/01/2052	4,000	3,806
2.500% due 04/01/2052	8,900	8,633

Uniform Mortgage-Backed Security, TBA
3.000% due 05/01/2052	4,000	3,904

Total U.S. Government Agencies (Cost $16,745)		16,343

U.S. TREASURY OBLIGATIONS 26.9%

U.S. Treasury Bonds
1.375% due 11/15/2040 (m)(o)	23,770	19,451
1.375% due 08/15/2050 (k)(m)(o)	47,547	36,648
1.625% due 11/15/2050 (k)(m)(o)	34,437	28,262
1.750% due 08/15/2041 (m)(o)	3,100	2,689
1.875% due 02/15/2041 (k)(m)(o)	282,500	251,762
1.875% due 11/15/2051 (k)	178,727	156,833
2.000% due 11/15/2041 (k)	142,400	128,894
2.250% due 05/15/2041 (k)(o)	100,400	94,862
2.375% due 05/15/2051 (k)(o)	47,904	46,999
3.000% due 08/15/2048 (k)(m)(o)	160,500	175,400

U.S. Treasury Notes
1.875% due 02/15/2032 (k)	34,843	33,465

Total U.S. Treasury Obligations (Cost $1,039,524)		975,265

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Banc of America Funding Trust
5.500% due 01/25/2036	194	176
5.750% due 03/25/2036	88	83

Bear Stearns Adjustable Rate Mortgage Trust
3.018% due 11/25/2034 ~	525	525

Bear Stearns ALT-A Trust
2.124% due 11/25/2034 ~	22	22

Chase Mortgage Finance Trust
3.114% due 12/25/2037 ^~	170	157

Countrywide Alternative Loan Trust
1.117% due 09/25/2035 •	247	190

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.597% due 07/25/2047 •	145	137

GSMPS Mortgage Loan Trust
0.807% due 03/25/2035 •	698	670

IndyMac INDX Mortgage Loan Trust
1.057% due 07/25/2035 •	281	255

JP Morgan Mortgage Trust
1.844% due 11/25/2033 ~	7	7

Merrill Lynch Mortgage Investors Trust
2.033% due 05/25/2033 ~	6	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NAAC Reperforming Loan REMIC Trust Certificates
0.907% due 02/25/2035 ^•	$1,017	$906

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~	7,375	7,252

Nomura Asset Acceptance Corp. Alternative Loan Trust
1.527% due 02/25/2035 •	402	409
2.954% due 08/25/2035 ~	65	70

Residential Accredit Loans, Inc. Trust
3.360% due 02/25/2035 ^~	430	383

Residential Funding Mortgage Securities, Inc. Trust
3.994% due 02/25/2036 ^~	207	193

Sequoia Mortgage Trust
0.686% due 05/20/2034 •	437	429

Structured Adjustable Rate Mortgage Loan Trust
2.706% due 03/25/2034 ~	9	9

WaMu Mortgage Pass-Through Certificates Trust
1.337% due 07/25/2044 •	177	173
1.680% due 11/25/2041 ~	141	136

Total Non-Agency Mortgage-Backed Securities (Cost $12,079)		12,188

ASSET-BACKED SECURITIES 0.6%

ACE Securities Corp. Home Equity Loan Trust
1.252% due 01/25/2035 •	784	759

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ	2,246	1,901

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.327% due 07/25/2034 •	208	207

Asset-Backed Securities Corp. Home Equity Loan Trust
1.417% due 07/25/2035 •	704	705

Bayview Financial Acquisition Trust
6.601% due 05/28/2037 þ	3	3

Bear Stearns Asset-Backed Securities Trust
1.087% due 12/25/2035 •	635	635
1.197% due 01/25/2034 •	3	3

ECAF Ltd.
4.947% due 06/15/2040	2,578	2,140

JP Morgan Mortgage Acquisition Corp.
1.177% due 12/25/2035 •	2,507	2,505

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	957	840

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	2,448	2,254

Lehman XS Trust
1.257% due 10/25/2035 •	55	55

MAPS Ltd.
4.212% due 05/15/2043	1,218	1,141

METAL LLC
4.581% due 10/15/2042	2,143	1,782

RAAC Trust
1.217% due 10/25/2046 •	82	80

RBSSP Resecuritization Trust
0.347% due 11/26/2036 •	487	482

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040	1,750	1,503

Saxon Asset Securities Trust
1.252% due 03/25/2035 ^•	176	170

SLM Student Loan Trust
1.758% due 04/25/2023 •	1,912	1,917

Sprite Ltd.
4.250% due 12/15/2037	10	10

START Ireland
4.089% due 03/15/2044	743	689

Towd Point Mortgage Trust
1.457% due 05/25/2058 •	440	440

Vertical Bridge Holdings LLC
2.636% due 09/15/2050	3,200	3,041

Total Asset-Backed Securities (Cost $24,915)		23,262

102	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.2%

Abu Dhabi Government International Bond
2.700% due 09/02/2070		$2,900	$2,288
3.875% due 04/16/2050		3,400	3,568

Argentina Government International Bond
1.000% due 07/09/2029		253	87
1.125% due 07/09/2046 þ		172	55
2.500% due 07/09/2041 þ		16,048	5,697
39.551% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,840	9

Australia Government International Bond
1.000% due 11/21/2031	AUD	7,750	4,910

Chile Government International Bond
3.860% due 06/21/2047		$40	39
4.000% due 01/31/2052		600	594

Mexico Government International Bond
3.771% due 05/24/2061		11,900	9,656

Panama Government International Bond
4.500% due 05/15/2047		35	35

Peru Government International Bond
5.350% due 08/12/2040	PEN	5,000	1,124
5.400% due 08/12/2034		2,200	526
5.940% due 02/12/2029		53,700	14,177
6.150% due 08/12/2032		23,200	6,096
6.350% due 08/12/2028		16,500	4,478
8.200% due 08/12/2026		64,680	19,024

Qatar Government International Bond
3.750% due 04/16/2030		$1,500	1,586
4.817% due 03/14/2049		1,000	1,188

Romania Government International Bond
1.750% due 07/13/2030	EUR	1,100	1,033
2.875% due 04/13/2042		1,100	937
3.750% due 02/07/2034		400	414

Russia Government International Bond
7.650% due 04/10/2030 ^(c)	RUB	515,000	317
8.500% due 09/17/2031 ^(c)		383,100	236

Saudi Government International Bond
3.450% due 02/02/2061		$12,000	10,667

South Africa Government International Bond
5.750% due 09/30/2049		9,000	7,886
8.250% due 03/31/2032	ZAR	10,000	612
8.875% due 02/28/2035		80,000	4,922
10.500% due 12/21/2026		153,600	11,472

Ukraine Government International Bond
7.375% due 09/25/2032		$1,000	422

Total Sovereign Issues (Cost $146,493)			114,055

		SHARES
COMMON STOCKS 0.0%

INDUSTRIALS 0.0%

Westmoreland Mining Holdings «(d)(i)		32,402	0

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(d)		182,295	18

Total Common Stocks (Cost $1,265)			18

WARRANTS 0.0%

FINANCIALS 0.0%

Guaranteed Rate, Inc. - Exp. 12/31/2060 «		874	0

UTILITIES 0.0%

Vistra Corp. - Exp. 02/02/2024		8,823	2

Total Warrants (Cost $138)			2

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 5.8%

FINANCIALS 4.0%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(g)	40,000	$4,240

American AgCredit Corp.
5.250% due 06/15/2026 •(g)	11,000,000	10,890

American Express Co.
3.550% due 09/15/2026 •(g)	2,000,000	1,828

Bank of America Corp.
5.125% due 06/20/2024 •(g)	1,100,000	1,109

CaixaBank SA
6.750% due 06/13/2024 •(g)(h)	400,000	467

Capital Farm Credit ACA
5.000% due 03/15/2026 •(g)	6,400,000	6,336

Charles Schwab Corp.
4.000% due 12/01/2030 •(g)	9,000,000	8,094
5.000% due 12/01/2027 •(g)	2,500,000	2,418

Citigroup, Inc.
4.700% due 01/30/2025 •(g)	4,800,000	4,608
5.000% due 09/12/2024 •(g)	3,000,000	2,977
5.950% due 05/15/2025 •(g)	7,000,000	7,144

Citizens Financial Group, Inc.
4.000% due 10/06/2026 •(g)	8,200,000	7,544
5.650% due 10/06/2025 •(g)	150,000	156

CoBank ACB
4.250% due 01/01/2027 •(g)	3,500,000	3,299
6.250% due 10/01/2026 •(g)	3,700,000	3,857

Depository Trust & Clearing Corp.
3.375% due 06/20/2026 •(g)	4,500,000	4,151

Discover Financial Services
5.500% due 10/30/2027 •(g)	1,500,000	1,456
6.125% due 06/23/2025 •(g)	5,200,000	5,425

Goldman Sachs Group, Inc.
3.650% due 08/10/2026 •(g)	4,400,000	4,037

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(g)	400,000	649

HSBC Capital Funding LP
10.176% due 06/30/2030 •(g)	2,600,000	3,991

JPMorgan Chase & Co.
3.650% due 06/01/2026 •(g)	5,200,000	4,875
3.769% (US0003M + 3.470%) due 07/30/2022 ~(g)	7,334,000	7,334
4.000% due 04/01/2025 •(g)	5,800,000	5,484
4.200% due 09/01/2026 (g)	75,000	1,581
4.600% due 02/01/2025 •(g)	4,000,000	3,865
4.625% due 06/01/2026 (g)	111,000	2,443
5.000% due 08/01/2024 •(g)	277,000	276
6.125% due 04/30/2024 •(g)	6,877,000	6,973

Nationwide Building Society
10.250% ~	6,800	1,536

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(g)	3,400,000	3,070

State Street Corp.
5.900% (US0003M + 3.108%) due 03/15/2024 ~(g)	22,800	586

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)	6,822,950	8,828

Truist Financial Corp.
5.100% due 03/01/2030 •(g)	1,200,000	1,223

U.S. Bancorp
5.300% due 04/15/2027 •(g)	3,600,000	3,559

Wells Fargo & Co.
4.750% due 03/15/2025 (g)	98,700	2,188
5.900% due 06/15/2024 •(g)	5,300,000	5,353

		143,850

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.8%

Energy Transfer LP
6.500% due 11/15/2026 •(g)	2,500,000	$2,463
6.750% due 05/15/2025 •(g)	1,500,000	1,464

General Electric Co.
4.156% (US0003M + 3.330%) due 06/15/2022 ~(g)	24,300,000	23,389

		27,316

UTILITIES 1.0%

AT&T Mobility LLC
7.000% due 10/20/2022 «(g)(i)	1,148,058	29,908

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(g)	2,200,000	2,168

Edison International
5.000% due 12/15/2026 •(g)	1,900,000	1,788

Sempra Energy
4.875% due 10/15/2025 •(g)	3,000,000	3,023

		36,887

Total Preferred Securities (Cost $213,110)		208,053

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (j) 0.1%
		3,827

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.471% due 06/21/2022 (e)(f)(o)	$311	311

Total Short-Term Instruments (Cost $4,138)		4,138

Total Investments in Securities (Cost $4,447,180)		4,190,243

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	26,122	254

Total Short-Term Instruments (Cost $254)		254

Total Investments in Affiliates (Cost $254)		254

Total Investments 115.7% (Cost $4,447,434)		$4,190,497

Financial Derivative Instruments (l)(n) (0.3)% (Cost or Premiums, net $54,512)		(12,067)

Other Assets and Liabilities, net (15.4)%		(555,309)

Net Assets 100.0%		$3,623,121

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	103

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Zero coupon security.

(f)	Coupon represents a yield to maturity.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$31,052	$29,908	0.82%
Citigroup, Inc. 3.057% due 01/25/2033	01/18/2022	2,500	2,338	0.06
Deutsche Bank AG 3.729% due 01/14/2032	01/11/2021 - 02/01/2021	5,896	5,271	0.15
Flourish Century 6.600% due 02/04/2049	08/25/2021	4,826	1,150	0.03
Morgan Stanley 0.000% due 04/02/2032	02/11/2020	9,766	8,364	0.23
Oracle Corp. 3.650% due 03/25/2041	03/22/2021	5,663	4,994	0.14
Oracle Corp. 3.950% due 03/25/2051	03/22/2021	8,585	7,546	0.21
Oracle Corp. 4.100% due 03/25/2061	03/22/2021	8,484	7,276	0.20
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	7,000	8,189	0.23
Westmoreland Mining Holdings	12/08/2014	944	0	0.00

		$84,716	$75,036	2.07%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$3,827	U.S. Treasury Bills 0.000% due 08/04/2022	$(3,904)	$3,827	$3,827

Total Repurchase Agreements						$(3,904)	$3,827	$3,827

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BRC	(2.250)%	08/16/2021	TBD	(3)	$(3,046)	$(3,032)
BSN	0.230	03/03/2022	04/06/2022		(228,719)	(228,761)
CIB	0.330	03/16/2022	04/06/2022		(27,322)	(27,326)
IND	0.700	03/09/2022	06/09/2022		(31,180)	(31,194)
JPS	0.200	03/30/2022	04/01/2022		(25,353)	(25,353)
	0.250	03/18/2022	04/01/2022		(8,774)	(8,775)
	0.260	03/22/2022	04/05/2022		(43,500)	(43,503)
NXN	0.270	03/09/2022	04/08/2022		(217,467)	(217,504)

Total Reverse Repurchase Agreements						$(585,448)

104	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
BOS	0.200%	03/31/2022	04/01/2022	$(14,843)	$(14,843)
UBS	0.160	01/14/2022	04/18/2022	(9,979)	(9,983)
	0.160	02/24/2022	04/18/2022	(242)	(242)

Total Sale-Buyback Transactions					$(25,068)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BRC	$0	$(3,032)	$0	$(3,032)	$3,091	$59
BSN	0	(228,761)	0	(228,761)	227,790	(971)
CIB	0	(27,326)	0	(27,326)	27,569	243
FICC	3,827	0	0	3,827	(3,904)	(77)
IND	0	(31,194)	0	(31,194)	33,300	2,106
JPS	0	(77,631)	0	(77,631)	77,618	(13)
NXN	0	(217,504)	0	(217,504)	218,058	554

Master Securities Forward Transaction Agreement
BOS	0	0	(14,843)	(14,843)	14,791	(52)
UBS	0	0	(10,225)	(10,225)	10,065	(160)

Total Borrowings and Other Financing Transactions	$3,827	$(585,448)	$(25,068)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$(31,194)	$(3,032)	$(34,226)
U.S. Treasury Obligations	(34,128)	(517,094)	0	0	(551,222)

Total	$(34,128)	$(517,094)	$(31,194)	$(3,032)	$(585,448)

Sale-Buyback Transactions
U.S. Treasury Obligations	(14,843)	(10,225)	0	0	(25,068)

Total	$(14,843)	$(10,225)	$0	$0	$(25,068)

Total Borrowings	$(48,971)	$(527,319)	$(31,194)	$(3,032)	$(610,516)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(610,516)

(k)	Securities with an aggregate market value of $612,762 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(724,536) at a weighted average interest rate of 0.063%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	105

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2023	1,557	$377,456	$(5,529)	$156	$0
U.S. Treasury 30-Year Bond June Futures	06/2022	294	44,118	(1,245)	184	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	98	17,358	(679)	104	0

				$(7,453)	$444	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 134.500 on Euro-Bobl Bond May 2022 Futures(1)	04/2022	63	$0	$25	$0	$0
Put Options Strike @ EUR 131.500 on Euro-Bobl Bond May 2022 Futures(1)	04/2022	63	(189)	(162)	50	(24)
U.S. Treasury 5-Year Note June Futures	06/2022	202	(23,167)	620	0	(29)

				$483	$50	$(53)

Total Futures Contracts				$(6,970)	$494	$(53)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Ford Motor Credit Co. LLC	(5.000)%	Quarterly	06/20/2022	0.950%	$1,400	$(152)	$137	$(15)	$0	$0
Toll Brothers Finance Corp.	(1.000)	Quarterly	06/20/2024	0.856	3,800	5	(18)	(13)	1	0

						$(147)	$119	$(28)	$1	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.922%	$	1,100	$218	$(57)	$161	$0	$0
AT&T, Inc.	1.000	Quarterly	12/20/2025	0.715		1,600	21	(4)	17	0	(1)
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.743		5,300	80	(24)	56	0	(2)
Boeing Co.	1.000	Quarterly	06/20/2023	0.822		4,600	23	(12)	11	0	0
Boeing Co.	1.000	Quarterly	06/20/2026	1.341		400	(3)	(2)	(5)	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.428		1,000	(6)	(12)	(18)	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2025	0.719	EUR	1,400	13	3	16	0	(3)
British Telecommunications PLC	1.000	Quarterly	12/20/2028	1.368		700	(9)	(9)	(18)	0	(2)
Citigroup, Inc.	1.000	Quarterly	12/20/2022	0.388	$	8,700	63	(22)	41	0	0
Comcast Corp.	1.000	Quarterly	12/20/2026	0.478		4,500	119	(12)	107	0	(1)
DISH DBS Corp.	5.000	Quarterly	06/20/2023	2.175		8,300	(43)	337	294	8	0
Enbridge, Inc.	1.000	Quarterly	12/20/2026	0.708		3,700	36	13	49	0	(3)
Ford Motor Co.	5.000	Quarterly	06/20/2022	0.991		1,400	263	(248)	15	0	0
Ford Motor Co.	5.000	Quarterly	12/20/2023	1.429		4,200	480	(221)	259	0	(1)
Ford Motor Co.	5.000	Quarterly	12/20/2024	1.718		6,800	723	(134)	589	0	(1)
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	1.575		600	72	(36)	36	0	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.492		4,000	(63)	118	55	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.703		1,900	22	1	23	1	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.791		300	3	0	3	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	1.602	EUR	4,950	(849)	747	(102)	0	(5)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.829		1,500	(145)	96	(49)	0	(3)
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	1.999		1,500	(160)	94	(66)	0	(2)
Teck Resources Ltd.	5.000	Quarterly	06/20/2026	0.931	$	3,600	611	(23)	588	4	0
Telefonica Emisiones SA	1.000	Quarterly	06/20/2026	0.570	EUR	3,200	57	8	65	3	0
Tesco PLC	1.000	Quarterly	06/20/2028	0.902		2,800	27	(8)	19	1	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.785	$	3,300	80	(48)	32	0	(2)
Vodafone Group PLC	1.000	Quarterly	06/20/2024	0.295	EUR	3,400	32	29	61	1	0

							$1,665	$574	$2,239	$18	$(26)

106	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
CDX.EM-27 5-Year Index	1.000%	Quarterly	06/20/2022	$		1,504	$(44)	$12	$(32)	$0	$(2)
CDX.EM-28 5-Year Index	1.000	Quarterly	12/20/2022			1,598	(58)	(6)	(64)	2	0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023			846	(17)	(24)	(41)	0	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023			3,008	(139)	(23)	(162)	0	(2)
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024			20,492	(932)	(84)	(1,016)	0	(10)
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025			3,700	(133)	(187)	(320)	0	(5)
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026			4,900	(175)	(227)	(402)	0	(5)
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025			460	3	24	27	0	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025			100	9	(3)	6	0	0
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026			53,000	4,923	(1,499)	3,424	1	(20)
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027			9,700	479	71	550	0	(4)
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025			7,100	157	(25)	132	1	0
CDX.IG-35 10-Year Index	1.000	Quarterly	12/20/2030			1,200	(4)	12	8	0	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026			17,300	399	(80)	319	3	0
CDX.IG-36 10-Year Index	1.000	Quarterly	06/20/2031			3,300	20	(8)	12	0	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026			722,500	16,465	(3,870)	12,595	0	(88)
CDX.IG-37 10-Year Index	1.000	Quarterly	12/20/2031			40,200	320	(331)	(11)	0	(38)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027			989,900	14,161	2,034	16,195	0	(56)
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026		EUR	43,700	1,258	(473)	785	0	(4)
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027			11,100	168	4	172	2	(1)

							$36,860	$(4,683)	$32,177	$9	$(235)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2025	GBP	25,200	$5	$(1,609)	$(1,604)	$0	$(34)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2027		40,100	(3,263)	(252)	(3,515)	0	(6)
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		43,500	4,219	535	4,754	0	(183)
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		2,900	615	12	627	0	(33)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2023	JPY	2,540,000	(32)	40	8	0	(7)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	09/15/2024		2,666,300	(18)	43	25	0	(15)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/20/2028		33,400	0	(1)	(1)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	12/15/2026	$	36,900	162	1,822	1,984	0	(5)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	12/15/2026		89,900	392	4,407	4,799	0	(12)
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		512,600	14,133	17,483	31,616	5	(73)
Receive	1-Day USD-SOFR Compounded-OIS	1.650	Annual	02/08/2032		300	5	7	12	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.859	Annual	02/17/2032		39,000	0	814	814	0	(124)
Pay	1-Day USD-SOFR Compounded-OIS	1.930	Annual	03/24/2052		6,600	(58)	(16)	(74)	60	0
Pay	1-Year BRL-CDI	11.140	Maturity	01/02/2025	BRL	164,900	0	(153)	(153)	51	0
Pay	1-Year BRL-CDI	11.320	Maturity	01/02/2025		36,300	0	(8)	(8)	11	0
Pay	1-Year BRL-CDI	11.224	Maturity	01/04/2027		44,000	0	27	27	24	0
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027		23,400	0	18	18	13	0
Pay	3-Month CAD-Bank Bill	1.250	Semi-Annual	06/16/2031	CAD	24,400	(1,326)	(1,230)	(2,556)	54	0
Pay	3-Month ZAR-JIBAR	5.025	Quarterly	12/04/2025	ZAR	307,000	54	(1,118)	(1,064)	103	0
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	12/17/2025		14,900	0	(59)	(59)	5	0
Pay	3-Month ZAR-JIBAR	4.920	Quarterly	12/21/2025		100,000	0	(381)	(381)	33	0
Pay	3-Month ZAR-JIBAR	4.850	Quarterly	01/07/2026		30,100	0	(118)	(118)	10	0
Pay	3-Month ZAR-JIBAR	5.680	Quarterly	06/08/2026		60,200	2	(158)	(156)	21	0
Pay	3-Month ZAR-JIBAR	5.723	Quarterly	06/08/2026		49,300	0	(122)	(122)	18	0
Pay	6-Month CLP-CHILIBOR	5.830	Semi-Annual	01/31/2027	CLP	6,200,000	0	(136)	(136)	46	0
Pay	6-Month CLP-CHILIBOR	5.908	Semi-Annual	01/31/2027		5,600,000	0	(99)	(99)	42	0
Pay	6-Month CLP-CHILIBOR	5.640	Semi-Annual	02/01/2027		1,790,000	0	(58)	(58)	13	0
Pay	6-Month CLP-CHILIBOR	5.644	Semi-Annual	02/01/2027		3,090,000	0	(99)	(99)	23	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	107

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month CLP-CHILIBOR	5.670%	Semi-Annual	02/01/2027	CLP	1,200,000	$0	$(37)	$(37)	$9	$0
Pay	6-Month CLP-CHILIBOR	5.810	Semi-Annual	02/01/2027		1,200,000	0	(27)	(27)	9	0
Pay	6-Month CLP-CHILIBOR	5.517	Semi-Annual	02/02/2027		2,900,000	0	(113)	(113)	22	0
Pay	6-Month CLP-CHILIBOR	5.570	Semi-Annual	02/02/2027		2,300,000	0	(83)	(83)	17	0
Pay	6-Month CLP-CHILIBOR	5.610	Semi-Annual	02/03/2027		4,200,000	0	(143)	(143)	31	0
Pay	6-Month CLP-CHILIBOR	5.970	Semi-Annual	02/10/2027		900,000	0	(13)	(13)	7	0
Pay	6-Month CLP-CHILIBOR	6.012	Semi-Annual	02/10/2027		4,600,000	0	(56)	(56)	33	0
Receive(7)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	35,300	3,047	811	3,858	0	(246)
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		4,200	507	129	636	0	(42)
Pay	6-Month HUF-BBR	1.250	Annual	09/19/2023	HUF	9,471,700	60	(2,345)	(2,285)	6	0
Pay	28-Day MXN-TIIE	5.345	Lunar	06/13/2023	MXN	132,900	0	(236)	(236)	6	0
Pay	28-Day MXN-TIIE	5.400	Lunar	03/05/2026		239,000	5	(1,225)	(1,220)	35	0
Pay	28-Day MXN-TIIE	5.925	Lunar	05/05/2026		159,800	(13)	(676)	(689)	24	0
Pay	UKRPI	3.585	Maturity	10/15/2046	GBP	800	32	(225)	(193)	0	(35)

							$18,528	$15,352	$33,880	$731	$(817)

Total Swap Agreements							$56,906	$11,362	$68,268	$759	$(1,078)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)			Market Value	Variation Margin Liability(8)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$494	$769	$1,263	$0	$(53)	$(1,096)	$(1,149)

(m)

Securities with an aggregate market value of $85,239 and cash of $9,621 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $10 and liability of $(18) for closed swap agreements is outstanding at period end.

108	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2022	HUF	191,315		$549	$0	$(25)
	04/2022		$1,011	EUR	909	0	(6)
	04/2022		1,319	PEN	4,933	19	0
	06/2022		662	MXN	13,871	26	0
	06/2022		13	PLN	56	0	0
	06/2022	ZAR	52,004		$3,521	11	(16)
	07/2022	PEN	21,187		5,273	0	(429)
	07/2022		$5,639	PEN	21,187	63	0
	08/2022		1,212		4,565	14	0
	11/2022	ZAR	2,021		$127	0	(7)

BPS	04/2022	BRL	33,769		6,586	0	(507)
	04/2022	EUR	20,210		22,273	0	(95)
	04/2022	HUF	356,863		1,036	0	(36)
	04/2022	JPY	58,800		512	29	0
	04/2022		7,128	BRL	33,769	0	(35)
	04/2022		10,652	NOK	91,809	0	(226)
	05/2022	CAD	3,089		$2,445	1	(27)
	05/2022	INR	386,169		5,021	0	(32)
	05/2022		$7,679	COP	30,224,118	284	0
	05/2022		1,185	IDR	16,999,463	0	(2)
	05/2022		589	MXN	12,264	24	0
	05/2022	ZAR	6,441		$407	0	(31)
	06/2022	PLN	1,342		308	0	(9)
	06/2022		$5,724	CLP	4,687,860	163	0
	06/2022	ZAR	6,316		$407	0	(21)
	07/2022		$281	MXN	5,868	10	0
	08/2022	ZAR	21,772		$1,364	0	(102)
	11/2022		10,686		665	0	(47)

BRC	11/2022		5,135		320	0	(22)

BSH	05/2022		$1,571	PEN	5,865	20	0

CBK	04/2022	BRL	10,403		$2,078	2	(109)
	04/2022 «	RUB	20,828		272	27	0
	04/2022		$1,988	BRL	10,403	197	0
	04/2022		1,897	MXN	41,169	168	0
	04/2022		3,297	PEN	12,334	49	0
	05/2022	PEN	15,700		$4,128	0	(130)
	05/2022 «	RUB	27,995		357	38	0
	06/2022	MXN	183,562		8,659	0	(453)
	06/2022		$674	MXN	14,137	27	0
	07/2022	PEN	18,421		$4,540	0	(415)
	09/2022		114,010		27,110	0	(3,364)

DUB	04/2022 «	RUB	36,804		475	43	0
	04/2022	ZAR	5,939		375	0	(31)
	05/2022 «	RUB	30,505		387	40	0
	06/2022		$2,933	PLN	13,375	228	0

GLM	04/2022	BRL	41,741		$8,400	0	(367)
	04/2022	HUF	287,402		800	0	(63)
	04/2022 «	RUB	111,428		1,456	148	0
	04/2022		$8,810	BRL	41,741	0	(43)
	04/2022		2,369	GBP	1,800	0	(5)
	05/2022	BRL	13,631		$2,858	18	0
	05/2022 «	RUB	69,213		893	104	0
	05/2022		$7,635	BRL	38,124	309	0
	06/2022	PLN	13,473		$3,087	0	(97)
	06/2022		$246	MXN	5,146	10	0
	06/2022	ZAR	10,239		$668	0	(26)
	11/2022		3,468		216	0	(15)

HUS	04/2022	EUR	1,964		2,179	7	0
	04/2022 «	RUB	30,120		385	31	0
	04/2022		$2,330	EUR	2,109	3	0
	05/2022	EUR	67	CAD	94	1	0
	05/2022		$2,185	MXN	45,428	81	0

IND	05/2022		791	CAD	1,000	8	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	109

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	04/2022		$4	HUF	1,537	$0	$0
	05/2022	CNH	566		$89	0	0
	05/2022	MXN	17,501		843	0	(32)
	05/2022		$122	CNY	772	0	0
	05/2022		1,521	IDR	21,817,890	0	(2)
	05/2022		3,199	INR	247,165	35	0
	05/2022		2,013	MXN	41,916	78	0
	06/2022	PLN	22,402		$5,133	0	(161)
	06/2022		$3,115	MXN	65,033	114	0

MBC	04/2022	PEN	1,024		$272	0	(6)
	04/2022		$272	PEN	1,024	6	0
	05/2022	CNH	365		$57	0	0
	05/2022		$1,329	IDR	19,131,860	5	(2)
	05/2022		1,785	INR	138,188	23	0

MYI	04/2022	BRL	73,982		$15,615	76	0
	04/2022		$14,246	BRL	73,982	1,293	0
	04/2022		36,720	EUR	32,975	0	(241)
	04/2022		1,005	GBP	760	0	(7)
	05/2022	CAD	632		$498	0	(7)
	05/2022	EUR	32,975		36,752	242	0
	05/2022 «	RUB	26,792		345	40	0
	05/2022		$1,194	IDR	17,084,113	0	(5)

RBC	05/2022		6,350	CHF	5,855	0	(3)
	06/2022	MXN	57,263		$2,780	0	(63)

SCX	04/2022	EUR	42,020		47,258	773	0
	04/2022	GBP	34,664		46,523	987	0
	04/2022 «	RUB	29,198		383	40	0
	04/2022		$2,651	EUR	2,400	4	0
	04/2022		275	PEN	1,024	3	0
	05/2022	CAD	594		$472	0	(3)
	05/2022	CNH	364		57	0	0
	05/2022	GBP	26,354		34,692	79	0
	05/2022	INR	190,368		2,476	0	(15)
	05/2022		$82	CNY	524	0	0
	05/2022		2,495	INR	193,414	36	0
	08/2022		717	PEN	2,680	3	0
	12/2022	PEN	55,357		$13,221	0	(1,487)

SOG	05/2022 «	RUB	41,321		537	66	0
	06/2022		$2,511	PLN	10,972	81	0

SSB	04/2022		7,215	EUR	6,500	0	(24)
	04/2022		7,693	GBP	5,750	0	(139)

TOR	04/2022		3,336	AUD	4,649	143	0

UAG	04/2022 «	RUB	64,240		$822	67	0
	05/2022 «		101,069		1,285	134	0
	06/2022		$2,865	PLN	12,467	81	0
	11/2022	ZAR	4,731		$302	0	(14)

Total Forward Foreign Currency Contracts						$6,612	$(9,004)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	03/15/2023	7,320	$834	$2,266

JPM	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	4,850	536	1,501

Total Purchased Options							$1,370	$3,767

110	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	05/18/2022	15,100	$ (13)	$ (8)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	6,700	(10)	(7)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	2,100	(10)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	07/20/2022	2,400	(25)	(16)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	4,100	(11)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	7,500	(17)	(7)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	17,400	(28)	(13)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	7,200	(13)	(6)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	2,500	(17)	(10)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	1,800	(17)	(8)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	4,800	(49)	(18)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	1,700	(18)	(6)

BRC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	1,500	(9)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	1,900	(10)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	5,600	(33)	(21)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	4,500	(6)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	8,800	(12)	(8)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	16,100	(25)	(10)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	16,800	(30)	(21)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	2,800	(13)	(4)

CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	8,600	(10)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	6,700	(9)	(7)

DUB	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	7,100	(28)	(5)
	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	05/18/2022	2,600	(14)	(5)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	9,000	(10)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	6,300	(10)	(3)

GST	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	05/18/2022	2,600	(17)	(7)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	8,100	(13)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	2,300	(15)	(7)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	9,500	(15)	(7)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	6,100	(10)	(9)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	6,100	(9)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	6,600	(8)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	5,900	(9)	(4)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	3,300	(15)	(4)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	4,500	(45)	(20)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	2,500	(25)	(8)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.200	07/20/2022	4,100	(13)	(8)

MYC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	1,500	(9)	(1)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	2,300	(9)	(2)
	Put - OTC CDX.HY-37 5-Year Index	Sell	104.000	04/20/2022	3,000	(22)	(6)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	6,400	(13)	(3)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	6,700	(10)	(3)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	1,900	(9)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	8,600	(9)	(8)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	6,800	(11)	(4)

						$ (733)	$ (318)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500%	04/07/2022	6,300	$(33)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.700	04/07/2022	6,300	(33)	(101)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	21,960	(815)	(3,557)

CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/16/2022	6,700	(28)	(4)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/16/2022	6,700	(28)	(59)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	497,400	(1,005)	(19)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	497,400	(1,005)	(8,204)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/11/2022	14,800	(52)	(7)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/11/2022	14,800	(58)	(123)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.410	04/04/2022	4,100	(40)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.860	04/04/2022	4,100	(40)	(111)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	111

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450%	04/08/2022	20,700	$(73)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	04/08/2022	20,700	(118)	(389)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	14,550	(526)	(2,357)

							$(3,854)	$(14,931)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	$97.438	06/06/2022	8,000	$(44)	$(94)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.438	06/06/2022	8,000	(39)	(28)
	Call - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	101.191	04/14/2022	1,700	(6)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.734	04/06/2022	1,000	(4)	(23)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.406	04/06/2022	2,500	(10)	(74)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.734	04/06/2022	1,000	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.047	05/05/2022	2,200	(10)	(39)

					$(116)	$(258)

Total Written Options					$(4,703)	$(15,507)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2026	1.709%	$4,400	$(165)	$43	$0	$(122)
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.574	3,400	(91)	137	46	0

BPS	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.829	2,500	(30)	38	8	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	1.672	1,000	(61)	53	0	(8)
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.623	1,700	19	(1)	18	0

BRC	Alibaba Group Holding Ltd.	1.000	Quarterly	12/20/2024	0.815	5,800	70	(40)	30	0
	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.748	2,600	(15)	33	18	0
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	2.408	1,600	(58)	1	0	(57)
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2025	0.416	1,000	22	(1)	21	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	0.520	2,700	(27)	62	35	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	1.672	400	(21)	18	0	(3)
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.623	3,500	34	2	36	0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.934	500	(5)	6	1	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.143	1,400	5	(10)	0	(5)
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.574	400	(10)	15	5	0

GST	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.263	700	(6)	13	7	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.351	2,400	(43)	70	27	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.499	2,800	(23)	61	38	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.009	1,100	(5)	5	0	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	1.672	2,700	(244)	223	0	(21)
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2026	0.470	900	21	1	22	0

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.351	7,700	(122)	210	88	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.400	2,800	(37)	75	38	0

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.351	12,700	(237)	382	145	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.784	1,600	(12)	26	14	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2024	0.243	3,400	47	11	58	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2024	0.304	1,700	23	9	32	0
	Southern Co.	1.000	Quarterly	12/20/2022	0.117	3,500	43	(19)	24	0

MYC	Brookfield Asset Management, Inc.	1.000	Quarterly	06/20/2025	0.822	1,100	0	6	6	0
	Consolidated Edison Co. of New York, Inc.	1.000	Quarterly	12/20/2024	0.217	3,400	66	6	72	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.499	2,400	(21)	54	33	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.691	300	(4)	7	3	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.909	4,000	11	6	17	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.009	11,400	(39)	38	0	(1)

NGF	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.748	1,800	0	13	13	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.351	7,550	(139)	225	86	0

							$(1,054)	$1,778	$941	$(217)

112	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	CDX.HY-31 5-Year Index 25-35%	5.000%	Quarterly	12/20/2023	$	1,100	$128	$(48)	$80	$0

CBK	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		1,600	166	(49)	117	0

DUB	iTraxx Japan 37 5-Year Index	1.000	Quarterly	06/20/2027	JPY	32,262	5	1	6	0

GST	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	$	4,800	571	(222)	349	0
	iTraxx Japan 37 5-Year Index	1.000	Quarterly	06/20/2027	JPY	33,938	5	1	6	0

JPM	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	$	7,900	970	(395)	575	0
	iTraxx Japan 37 5-Year Index	1.000	Quarterly	06/20/2027	JPY	38,000	6	1	7	0

MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	$	1,200	142	(55)	87	0

							$1,993	$(766)	$1,227	$0

Total Swap Agreements							$939	$1,012	$2,168	$(217)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$133	$0	$46	$179	$(483)	$(58)	$(122)	$(663)	$(484)	$665	$181
BPS	511	2,266	106	2,883	(1,170)	(3,706)	(8)	(4,884)	(2,001)	2,033	32
BRC	0	0	140	140	(22)	(72)	(60)	(154)	(14)	49	35
BSH	20	0	0	20	0	0	0	0	20	0	20
CBK	508	0	123	631	(4,471)	(75)	(5)	(4,551)	(3,920)	3,425	(495)
DUB	311	0	6	317	(31)	(17)	0	(48)	269	(420)	(151)
GLM	589	0	0	589	(616)	(8,464)	0	(9,080)	(8,491)	9,191	700
GST	0	0	449	449	0	(32)	(21)	(53)	396	(310)	86
HUS	123	0	126	249	0	0	0	0	249	(350)	(101)
IND	8	0	0	8	0	0	0	0	8	0	8
JPM	227	1,501	855	2,583	(195)	(2,795)	0	(2,990)	(407)	716	309
MBC	34	0	0	34	(8)	0	0	(8)	26	0	26
MYC	0	0	218	218	0	(30)	(1)	(31)	187	(389)	(202)
MYI	1,651	0	0	1,651	(260)	0	0	(260)	1,391	(1,345)	46
NGF	0	0	99	99	0	0	0	0	99	0	99
RBC	0	0	0	0	(66)	0	0	(66)	(66)	0	(66)
SAL	0	0	0	0	0	(258)	0	(258)	(258)	266	8
SCX	1,925	0	0	1,925	(1,505)	0	0	(1,505)	420	(90)	330
SOG	147	0	0	147	0	0	0	0	147	(260)	(113)
SSB	0	0	0	0	(163)	0	0	(163)	(163)	307	144
TOR	143	0	0	143	0	0	0	0	143	(320)	(177)
UAG	282	0	0	282	(14)	0	0	(14)	268	(530)	(262)

Total Over the Counter	$6,612	$3,767	$2,168	$12,547	$(9,004)	$(15,507)	$(217)	$(24,728)

(o)

Securities with an aggregate market value of $16,652 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	113

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$494	$494
Swap Agreements	0	28	0	0	741	769

	$0	$28	$0	$0	$1,235	$1,263

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,612	$0	$6,612
Purchased Options	0	0	0	0	3,767	3,767
Swap Agreements	0	2,168	0	0	0	2,168

	$0	$2,168	$0	$6,612	$3,767	$12,547

	$0	$2,196	$0	$6,612	$5,002	$13,810

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$53	$53
Swap Agreements	0	261	0	0	835	1,096

	$0	$261	$0	$0	$888	$1,149

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,004	$0	$9,004
Written Options	0	318	0	0	15,189	15,507
Swap Agreements	0	217	0	0	0	217

	$0	$535	$0	$9,004	$15,189	$24,728

	$0	$796	$0	$9,004	$16,077	$25,877

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$36	$36
Futures	0	0	0	0	(721)	(721)
Swap Agreements	0	15,912	0	0	(4,741)	11,171

	$0	$15,912	$0	$0	$(5,426)	$10,486

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,908	$0	$11,908
Purchased Options	0	0	0	0	(539)	(539)
Written Options	0	1,852	0	196	6,505	8,553
Swap Agreements	0	4,492	0	0	(38)	4,454

	$0	$6,344	$0	$12,104	$5,928	$24,376

	$0	$22,256	$0	$12,104	$502	$34,862

114	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2,995)	$(2,995)
Swap Agreements	0	(9,528)	0	0	13,781	4,253

	$0	$(9,528)	$0	$0	$10,786	$1,258

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,923)	$0	$(5,923)
Purchased Options	0	0	0	0	941	941
Written Options	0	19	0	(56)	(9,738)	(9,775)
Swap Agreements	0	(2,610)	0	0	0	(2,610)

	$0	$(2,591)	$0	$(5,979)	$(8,797)	$(17,367)

	$0	$(12,119)	$0	$(5,979)	$1,989	$(16,109)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$166,771	$2,169	$168,940
Corporate Bonds & Notes
Banking & Finance	0	864,936	9,339	874,275
Industrials	0	1,207,169	998	1,208,167
Utilities	0	519,373	0	519,373
Municipal Bonds & Notes
California	0	8,876	0	8,876
Georgia	0	13,436	0	13,436
Illinois	0	2,992	0	2,992
Indiana	0	1,089	0	1,089
Ohio	0	15,189	0	15,189
Pennsylvania	0	14,951	0	14,951
Texas	0	5,238	0	5,238
Virginia	0	3,043	0	3,043
Washington	0	1,350	0	1,350
U.S. Government Agencies	0	16,343	0	16,343
U.S. Treasury Obligations	0	975,265	0	975,265
Non-Agency Mortgage-Backed Securities	0	12,188	0	12,188
Asset-Backed Securities	0	23,262	0	23,262
Sovereign Issues	0	114,055	0	114,055
Common Stocks
Real Estate	0	0	18	18
Warrants
Utilities	2	0	0	2
Preferred Securities
Financials	6,798	137,052	0	143,850
Industrials	0	27,316	0	27,316
Utilities	0	6,979	29,908	36,887
Short-Term Instruments
Repurchase Agreements	0	3,827	0	3,827
U.S. Treasury Cash Management Bills	0	311	0	311

	$6,800	$4,141,011	$42,432	$4,190,243

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$254	$0	$0	$254

Total Investments	$7,054	$4,141,011	$42,432	$4,190,497

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	50	1,203	0	1,253
Over the counter	0	11,769	778	12,547

	$50	$12,972	$778	$13,800

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(25)	(1,106)	0	(1,131)
Over the counter	0	(24,728)	0	(24,728)

	$(25)	$(25,834)	$0	$(25,859)

Total Financial Derivative Instruments	$25	$(12,862)	$778	$(12,059)

Totals	$7,079	$4,128,149	$43,210	$4,178,438

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	115

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)	March 31, 2022

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2022:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(2)
Investments in Securities, at Value
Loan Participations and Assignments	$9,134	$4,536	$(9,499)	$(140)	$32	$(766)	$0	$(1,128)	$2,169	$15
Corporate Bonds & Notes
Banking & Finance	8,506	4,748	0	78	0	(3,993)	0	0	9,339	(3,993)
Industrials	1,207	0	(166)	0	0	(43)	0	0	998	(25)
Common Stocks
Financials	809	0	(860)	0	0	51	0	0	0	0
Industrials	178	0	0	0	0	(178)	0	0	0	(178)
Real Estate	0	320	0	0	0	(302)	0	0	18	(302)
Warrants
Financials	0	115	0	0	0	(115)	0	0	0	0
Preferred Securities
Utilities	30,607	470	(235)	0	0	(934)	0	0	29,908	(935)

	$50,441	$10,189	$(10,760)	$(62)	$32	$(6,280)	$0	$(1,128)	$42,432	$(5,418)

Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0	$0	$778	$0	$0	$778	$778

Totals	$50,441	$10,189	$(10,760)	$(62)	$32	$(5,502)	$0	$(1,128)	$43,210	$(4,640)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$2,169	Third Party Vendor	Broker Quote	99.000-100.125	99.310
Corporate Bonds & Notes
Banking & Finance	8,189	Discounted Cash Flow	Discount Rate	5.760	—
	1,150	Proxy Pricing	Base Price	23.461	—
Industrials	998	Discounted Cash Flow	Discount Rate	2.602	—
Common Stocks
Real Estate	18	Other Valuation Techniques(3)	—	—	—
Preferred Securities
Utilities	29,908	Discounted Cash Flow	Discount Rate	4.043	—

Financial Derivative Instruments - Assets
Over the counter	778	Other Valuation Techniques(3)	—	—	—

Total	$43,210

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

116	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Low Duration Credit Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 60.0%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$1,900	$1,928

ABG Intermediate Holdings 2 LLC
4.000% due 12/21/2028		2,450	2,418
6.801% due 12/20/2029		700	701

Adevinta ASA
3.756% (LIBOR03M + 2.750%) due 06/26/2028 ~		598	591

Advantage Sales & Marketing, Inc.
5.250% (LIBOR03M + 4.500%) due 10/28/2027 ~		3,456	3,431

AHP Health Partners, Inc.
4.000% (LIBOR03M + 3.500%) due 08/24/2028 ~		1,496	1,486

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~		775	768

Albion Financing 3 SARL
5.250% (EUR003M + 5.250%) due 07/31/2026 ~	EUR	550	608

Alliant Holdings Intermediate LLC
4.000% (LIBOR03M + 3.500%) due 11/06/2027 ~		$1,692	1,683

Allied Universal Holding LLC
4.250% (LIBOR03M + 3.750%) due 05/12/2028 ~		433	426

Altar Bidco, Inc.
6.100% (LIBOR03M + 5.600%) due 02/01/2030 ~		1,200	1,188

Altice France SA
4.506% (LIBOR03M + 4.000%) due 08/14/2026 ~		215	211

American Trailer World Corp.
4.500% due 03/03/2028		172	166

AppLovin Corp.
3.500% (LIBOR03M + 3.000%) due 10/25/2028 ~		1,546	1,537

Arches Buyer, Inc.
3.750% (LIBOR03M + 3.250%) due 12/06/2027 ~		2,613	2,575

Armor Holding LLC
5.000% (LIBOR03M + 4.500%) due 12/11/2028 ~		575	575

Artera Services LLC
4.506% (LIBOR03M + 3.500%) due 03/06/2025 ~		992	937

ASP Unifrax Holdings, Inc.
4.756% (LIBOR03M + 3.750%) due 12/12/2025 ~		1,172	1,137

Asurion LLC
3.707% (LIBOR03M + 3.250%) due 12/23/2026 ~		2,121	2,078

Atotech BV
3.000% (LIBOR03M + 2.500%) due 03/18/2028 ~		1,269	1,257

Avantor Funding, Inc.
2.750% (LIBOR03M + 2.250%) due 11/08/2027 ~		1,140	1,133

Avis Budget Car Rental LLC
4.000% due 03/16/2029		1,300	1,293

Azalea Topco, Inc.
TBD% due 07/24/2026		1,025	1,017

Banff Merger Sub, Inc.
4.756% (LIBOR03M + 3.750%) due 10/02/2025 ~		1,889	1,880

BCPE Empire Holdings, Inc.
4.500% (LIBOR03M + 4.000%) due 06/11/2026 «~		1,499	1,488

Bingo Industries Ltd.
4.000% (LIBOR03M + 3.500%) due 07/08/2028 ~		1,567	1,555

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Birkenstock GmbH & Co. KG
3.750% (LIBOR03M + 3.250%) due 04/28/2028 ~	$594	$588

Blackstone CQP Holdco LP
4.756% (LIBOR03M + 3.750%) due 06/05/2028 ~	1,444	1,438

Brookfield Retail Holdings
2.957% (LIBOR03M + 2.500%) due 08/27/2025 ~	1,272	1,244

Brooks Automation
3.850% due 02/01/2029	1,000	989

Buckeye Partners LP
2.707% (LIBOR03M + 2.250%) due 11/01/2026 ~	698	694

BWAY Holding Co.
3.481% (LIBOR03M + 3.250%) due 04/03/2024 ~	1,616	1,596

Caesars Resort Collection LLC
3.207% (LIBOR03M + 2.750%) due 12/23/2024 ~	3,864	3,849

Canada Goose, Inc.
4.506% (LIBOR03M + 3.500%) due 10/07/2027 ~	992	987

Carnival Corp.
3.750% (LIBOR03M + 3.000%) due 06/30/2025 ~	1,765	1,723

Castlelake Aviation Ltd.
3.250% (LIBOR03M + 2.750%) due 10/22/2026 ~	1,542	1,506

CCI Buyer, Inc.
4.000% (LIBOR03M + 3.500%) due 06/02/2028 ~	499	492

Change Healthcare Holdings LLC
3.500% (LIBOR03M + 2.500%) due 03/01/2024 ~	2,000	1,992

Cimpress PLC
4.000% (LIBOR03M + 3.500%) due 05/17/2028 ~	993	983

Clarios Global LP
3.707% (LIBOR03M + 3.250%) due 04/30/2026 ~	433	428

Clean Harbors, Inc.
2.457% (LIBOR03M + 2.000%) due 10/08/2028 ~	1,025	1,019

Clear Channel Outdoor Holdings, Inc.
3.799% (LIBOR03M + 3.500%) due 08/21/2026 ~	1,925	1,896

CNT Holdings Corp.
4.250% (LIBOR03M + 3.500%) due 11/08/2027 ~	995	991

Cobham Ultra SeniorCo SARL
TBD% due 11/16/2028	600	594

CommScope, Inc.
3.707% (LIBOR03M + 3.250%) due 04/06/2026 ~	415	406

Conduent Business Services LLC
4.750% (LIBOR03M + 4.250%) due 10/16/2028 ~	1,322	1,307

Cornerstone Building Brands, Inc.
3.750% (LIBOR03M + 3.250%) due 04/12/2028 ~	417	405

Cornerstone OnDemand, Inc.
4.250% (LIBOR03M + 3.750%) due 10/16/2028 ~	1,775	1,759

Coty, Inc.
2.365% (LIBOR03M + 2.250%) due 04/07/2025 ~	2,112	2,065

Covanta Holding Corp.
3.000% (LIBOR03M + 2.500%) due 11/30/2028 ~	3,000	2,990

Cowen, Inc.
4.635% (LIBOR03M + 3.250%) due 03/24/2028 ~	1,584	1,566

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cushman & Wakefield U.S. Borrower LLC
3.207% (LIBOR03M + 2.750%) due 08/21/2025 ~	$1,468	$1,450

Da Vinci Purchaser Corp.
5.006% (LIBOR03M + 4.000%) due 01/08/2027 ~	999	997

Delta 2 SARL
3.500% (LIBOR03M + 2.500%) due 02/01/2024 ~	282	280

Diamond BV
3.250% (LIBOR03M + 2.750%) due 09/29/2028 ~	200	196

Diamond Sports Group LLC
5.750% (PRIME + 2.250%) due 08/24/2026 ~	4,355	1,520
9.000% due 05/26/2026	886	902

DirecTV Financing LLC
5.750% (LIBOR03M + 5.000%) due 08/02/2027 ~	716	716

Dotdash Meredith, Inc.
4.500% due 12/01/2028	2,494	2,480

Dun & Bradstreet Corp.
3.560% due 01/18/2029	1,100	1,088

Embecta Corp.
TBD% due 03/30/2029	1,363	1,348

Endurance International Group
4.250% (LIBOR03M + 3.500%) due 02/10/2028 ~	2,093	2,032

Energizer Holdings, Inc.
2.750% (LIBOR03M + 2.250%) due 12/22/2027 ~	622	610

Ensono LP
4.750% (LIBOR03M + 4.000%) due 05/26/2028 ~	1,716	1,691

Entercom Media Corp.
2.947% (LIBOR03M + 2.500%) due 11/18/2024 ~	1,066	1,050

Enterprise Merger Sub, Inc.
4.207% (LIBOR03M + 3.750%) due 10/10/2025 ~	594	399

EP Purchaser LLC
4.506% (LIBOR03M + 3.500%) due 11/06/2028 ~	1,175	1,169

ExGen Renewables LLC
3.500% (LIBOR03M + 2.500%) due 12/15/2027 ~	575	572

Fertitta Entertainment LLC
4.500% due 01/27/2029	500	498

FinCo LLC
2.957% (LIBOR03M + 2.500%) due 06/27/2025 ~	1,194	1,185

First Student Bidco, Inc.
3.983% (LIBOR03M + 3.000%) due 07/21/2028 ~	2,595	2,577

Fleet U.S. Bidco, Inc.
3.457% (LIBOR03M + 3.000%) due 10/07/2026 «~	2,189	2,175

Flex Acquisition Co., Inc.
4.000% (LIBOR03M + 3.500%) due 03/02/2028 ~	1,733	1,730

Forest City Enterprises LP
3.957% (LIBOR03M + 3.500%) due 12/08/2025 ~	1,984	1,974

Frontier Communications Corp.
4.813% (LIBOR03M + 3.750%) due 10/08/2027 ~	734	723

Galderma
4.756% (LIBOR03M + 3.750%) due 10/01/2026 ~	304	303

Garda World Security Corp.
4.509% (LIBOR03M + 4.250%) due 10/29/2026 ~	850	844
4.567% due 02/01/2029	2,025	2,007

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	117

Schedule of Investments	PIMCO Low Duration Credit Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Getty Images, Inc.
5.063% (LIBOR03M + 4.500%) due 02/19/2026 ~	$1,462	$1,456

Gibson Brands, Inc.
5.750% (LIBOR03M + 5.000%) due 08/11/2028 «~	1,000	984

GIP Blue Holding LP
5.506% (LIBOR03M + 4.500%) due 09/29/2028 ~	4,165	4,158

Global Medical Response, Inc.
5.250% (LIBOR03M + 4.250%) due 10/02/2025 ~	995	990

Graham Packaging Co., Inc.
3.750% (LIBOR03M + 3.000%) due 08/04/2027 ~	29	29

Gray Television, Inc.
3.231% (LIBOR03M + 3.000%) due 12/01/2028 ~	798	795

Great Outdoors Group LLC
4.500% (LIBOR03M + 3.750%) due 03/06/2028 ~	100	99

Greeneden U.S. Holdings LLC
4.750% (LIBOR03M + 4.000%) due 12/01/2027 ~	421	421

Grinding Media, Inc.
4.796% (LIBOR03M + 4.000%) due 10/12/2028 ~	1,870	1,857

H Food Holdings LLC
4.145% (LIBOR03M + 3.688%) due 05/23/2025 ~	863	833
6.000% (LIBOR03M + 5.000%) due 05/23/2025 ~	394	388

Hertz Corp.
3.707% (LIBOR03M + 3.250%) due 06/30/2028 ~	1,423	1,416
3.750% (LIBOR03M + 3.250%) due 06/30/2028 ~	270	268

Hilton Grand Vacations Borrower LLC
3.500% (LIBOR03M + 3.000%) due 08/02/2028 ~	597	594

Hilton Worldwide Finance LLC
2.207% (LIBOR03M + 1.750%) due 06/22/2026 ~	420	416

Hub International Ltd.
4.000% - 4.256% (LIBOR03M + 3.250%) due 04/25/2025 ~	3,888	3,868

Hudson River Trading LLC
3.144% due 03/20/2028	496	490

Hyperion Materials & Technologies, Inc.
5.008% (LIBOR03M + 4.500%) due 08/30/2028 ~	1,250	1,243

iHeartCommunications, Inc.
3.457% (LIBOR03M + 3.000%) due 05/01/2026 ~	604	601

II-VI, Inc.
TBD% due 12/01/2028	1,950	1,940

Illuminate Buyer LLC
3.957% (LIBOR03M + 3.500%) due 06/30/2027 ~	560	542

INEOS Enterprises Holdings U.S. Finco LLC
4.500% (LIBOR03M + 3.500%) due 08/28/2026 «~	1,505	1,484

INEOS U.S. Finance LLC
3.250% (LIBOR03M + 2.750%) due 11/08/2028 «~	2,550	2,509

Instant Brands Holdings, Inc.
5.750% (LIBOR03M + 5.000%) due 04/12/2028 ~	2,458	2,298

Insulet Corp.
3.750% (LIBOR03M + 3.250%) due 05/04/2028 ~	1,092	1,084

Intelsat Jackson Holdings SA
4.920% due 02/01/2029	2,095	2,064

IRB Holding Corp.
3.750% due 12/15/2027	1,380	1,367

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ivanti Software, Inc.
5.000% (LIBOR03M + 4.250%) due 12/01/2027 ~		$1,581	$1,562
7.773% (LIBOR03M + 7.250%) due 12/01/2028 ~		1,000	987

KKR Apple Bidco LLC
3.500% (LIBOR03M + 3.000%) due 09/23/2028 ~		524	518
6.250% (LIBOR03M + 5.750%) due 09/21/2029 ~		1,075	1,071

Kronos Acquisition Holdings, Inc.
4.250% (LIBOR03M + 3.750%) due 12/22/2026 ~		470	433

LBM Acquisition LLC
4.500% (LIBOR03M + 3.750%) due 12/17/2027 ~		1,178	1,152

LifeMiles Ltd.
6.250% (LIBOR03M + 5.250%) due 08/30/2026 ~		1,439	1,424

Lonza Group AG
4.750% (LIBOR03M + 4.000%) due 07/03/2028 ~		1,092	1,069

LSCS Holdings, Inc.
8.500% (LIBOR03M + 8.000%) due 11/23/2029 «~		1,075	1,086

Madison IAQ LLC
4.524% (LIBOR03M + 3.250%) due 06/21/2028 ~		398	393

Magenta Buyer LLC
5.750% (LIBOR03M + 5.000%) due 07/27/2028 ~		1,496	1,485

Marlink A/S
TBD% due 12/04/2028		250	244

Mattress Firm, Inc.
5.640% (LIBOR03M + 4.250%) due 09/25/2028 ~		798	783

Mavenir Systems, Inc.
5.250% (LIBOR03M + 4.750%) due 08/18/2028 ~		1,500	1,492

McAfee LLC
4.500% due 03/01/2029		4,125	4,098

McGraw-Hill Global Education Holdings LLC
5.250% - 5.554% (LIBOR03M + 4.750%) due 07/28/2028 ~		323	321

MedAssets Software Intermediate Holdings, Inc.
4.500% (LIBOR03M + 4.000%) due 12/18/2028 ~		1,300	1,286

Metronet Systems Holdings LLC
4.500% (LIBOR03M + 3.750%) due 06/02/2028 ~		1,791	1,773

MH Sub LLC
3.957% (LIBOR03M + 3.500%) due 09/13/2024 ~		1,893	1,874

Mitchell International, Inc.
4.250% (LIBOR03M + 3.750%) due 10/15/2028 ~		1,350	1,329

Modulaire Group
4.500% (EUR003M + 4.500%) due 12/15/2028 ~	EUR	3,150	3,449

New Trojan Parent, Inc.
3.750% (LIBOR03M + 3.250%) due 01/06/2028 ~		$99	97

Nexstar Broadcasting, Inc.
2.707% (LIBOR03M + 2.250%) due 01/17/2024 ~		353	352

NortonLifeLock, Inc.
TBD% due 01/28/2029		1,500	1,484

Novolex
TBD% due 03/30/2029		800	787

Numericable Group SA
3.049% (LIBOR03M + 2.750%) due 07/31/2025 ~		1,500	1,467

Olaplex, Inc.
4.250% due 02/23/2029 «		1,800	1,798

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Olympus Water U.S. Holding Corp.
4.746% (LIBOR03M + 3.750%) due 11/09/2028 ~	$1,222	$1,194

Option Care Health, Inc.
3.250% (LIBOR03M + 2.750%) due 10/27/2028 ~	1,571	1,560

Ortho-Clinical Diagnostics SA
3.235% (LIBOR03M + 3.000%) due 06/30/2025 ~	1,300	1,297

Oryx Midstream Services Permian Basin LLC
3.750% (LIBOR03M + 3.250%) due 10/05/2028 ~	1,350	1,341

Owens & Minor Distribution
TBD% due 03/29/2029 «	875	874

Packaging Coordinators Midco, Inc.
4.500% (LIBOR03M + 3.750%) due 11/30/2027 ~	125	124

Padagis LLC
5.250% (LIBOR03M + 4.750%) due 07/06/2028 ~	116	116

Parexel International Corp.
4.000% (LIBOR03M + 3.500%) due 11/15/2028 ~	875	870

Park River Holdings, Inc.
4.000% (LIBOR03M + 3.250%) due 12/28/2027 ~	1,970	1,930

Paysafe Holdings Corp.
3.250% (LIBOR03M + 2.750%) due 06/28/2028 ~	1,990	1,911

Pelican Products, Inc.
4.750% (LIBOR03M + 4.250%) due 12/29/2028 ~	1,250	1,227

Peraton Corp.
4.500% (LIBOR03M + 3.750%) due 02/01/2028 ~	975	968

Petco Health & Wellness Co., Inc.
4.256% (LIBOR03M + 3.250%) due 03/03/2028 ~	1,000	992

Phoenix Guarantor, Inc.
3.707% (LIBOR03M + 3.250%) due 03/05/2026 ~	1,266	1,253

PMHC II, Inc.
TBD% due 02/01/2029	1,700	1,626

Polaris Newco LLC
4.500% (LIBOR03M + 4.000%) due 06/02/2028 ~	1,891	1,880

Presidio Holdings, Inc.
3.800% - 3.960% (LIBOR03M + 3.500%) due 01/22/2027 «~	2,194	2,183

Project Ruby Ultimate Parent Corp.
4.000% (LIBOR03M + 3.250%) due 03/03/2028 ~	198	196

Proofpoint, Inc.
3.758% (LIBOR03M + 3.250%) due 08/31/2028 ~	300	297

PUG LLC
4.750% (LIBOR03M + 4.250%) due 02/12/2027 «~	2,114	2,106

Radiate Holdco LLC
4.000% (LIBOR03M + 3.250%) due 09/25/2026 ~	1,147	1,139

RE/MAX International, Inc.
3.000% (LIBOR03M + 2.500%) due 07/21/2028 ~	546	536

RealPage, Inc.
3.750% (LIBOR03M + 3.250%) due 04/24/2028 ~	2,861	2,833

Redstone Holdco 2 LP
5.500% (LIBOR03M + 4.750%) due 04/27/2028 «~	800	788

RegionalCare Hospital Partners Holdings, Inc.
4.197% (LIBOR03M + 3.750%) due 11/16/2025 ~	952	947

118	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Restoration Hardware, Inc.
3.000% (LIBOR03M + 2.500%) due 10/20/2028 ~	$1,393	$1,371

Reynolds Group Holdings, Inc.
4.000% (LIBOR03M + 3.500%) due 09/20/2028 ~	997	975

Sabre Global, Inc.
4.000% (LIBOR03M + 3.500%) due 12/17/2027 ~	667	660

Scientific Games Holdings LP
TBD% due 04/04/2029	3,350	3,323

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~	1,251	1,254

Shutterfly, Inc.
6.006% (LIBOR03M + 5.000%) due 09/25/2026 ~	1,139	1,050

Signify Health LLC
4.256% (LIBOR03M + 3.250%) due 06/22/2028 ~	748	738

Sinclair Television Group, Inc.
2.960% (LIBOR03M + 2.500%) due 09/30/2026 ~	499	485

SITEL Worldwide Corp.
4.210% (LIBOR03M + 3.750%) due 08/28/2028 ~	1,294	1,285

Six Flags Theme Parks, Inc.
2.210% (LIBOR03M + 1.750%) due 04/17/2026 ~	449	439

Sophia L.P.
4.256% (LIBOR03M + 3.250%) due 10/07/2027 ~	720	713

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~	1,000	991

Sound United
6.250% (LIBOR03M + 5.500%) due 04/28/2028 ~	1,058	1,057

Southwestern Energy Co.
3.301% due 06/22/2027	1,496	1,487

Spirit Aerosystems, Inc.
4.250% (LIBOR03M + 3.750%) due 01/15/2025 ~	1,926	1,925

SRS Distribution, Inc.
TBD% - 4.250% (LIBOR03M + 3.500%) due 06/02/2028 ~	1,995	1,972
TBD% - 4.250% due 06/02/2028	500	493

SS&C Technologies, Inc.
TBD% due 03/22/2029	850	843

Staples, Inc.
5.317% (LIBOR03M + 5.000%) due 04/16/2026 ~	742	702

Starfruit Finco BV
4.006% (LIBOR03M + 3.000%) due 10/01/2025 ~	223	220

Starwood Property Trust, Inc.
4.000% (LIBOR03M + 3.250%) due 07/26/2026 «~	399	398

Surgery Center Holdings, Inc.
4.500% (LIBOR03M + 3.750%) due 08/31/2026 ~	1,020	1,013

Sycamore Buyer LLC
TBD% due 09/24/2028	775	763

Taboola.com Ltd.
4.500% (LIBOR03M + 4.000%) due 09/01/2028 «~	995	993

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~	1,405	1,342

Tempo Acquisition LLC
3.500% due 08/31/2028	473	470

TGP Holdings LLC
3.250% due 06/29/2028 µ	74	71
4.000% (LIBOR03M + 3.250%) due 06/29/2028 ~	559	536

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Trans Union LLC
2.750% (LIBOR03M + 2.250%) due 12/01/2028 ~	$1,368	$1,358

TransDigm, Inc.
2.707% (LIBOR03M + 2.250%) due 12/09/2025 ~	4,726	4,646

Trident TPI Holdings, Inc.
4.000% - 4.500% (LIBOR03M + 4.000%) due 09/15/2028 ~µ	201	199
4.000% - 4.500% (LIBOR03M + 4.000%) due 09/15/2028 ~	1,416	1,401

Truck Hero, Inc.
4.000% (LIBOR03M + 3.250%) due 01/31/2028 ~	347	337

U.S. Renal Care, Inc.
5.250% (LIBOR03M + 5.000%) due 06/26/2026 ~	1,150	1,062
6.500% (LIBOR03M + 5.500%) due 06/26/2026 ~	224	208

Ultimate Software Group, Inc.
3.750% (LIBOR03M + 3.250%) due 05/03/2026 ~	1,475	1,465

United Talent Agency LLC
5.006% (LIBOR03M + 4.000%) due 07/07/2028 «~	647	645

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~	1,883	1,880

USI, Inc.
4.256% (LIBOR03M + 3.250%) due 12/02/2026 ~	1,741	1,731

Veritas U.S., Inc.
6.006% (LIBOR03M + 5.000%) due 09/01/2025 ~	2,010	1,891

Verscend Holding Corp.
4.457% (LIBOR03M + 4.000%) due 08/27/2025 ~	1,575	1,573

Vertical U.S. Newco, Inc.
4.019% (LIBOR03M + 3.500%) due 07/30/2027 ~	413	410

VFH Parent LLC
3.500% due 01/13/2029	1,000	992

Viad Corp.
5.500% (LIBOR03M + 5.000%) due 07/30/2028 «~	1,418	1,404

Victoria’s Secret & Co.
3.750% (LIBOR03M + 3.250%) due 08/02/2028 ~	50	49

Voyage Australia Pty. Ltd.
4.000% (LIBOR03M + 3.500%) due 07/20/2028 ~	100	99

Welbilt, Inc.
2.957% (LIBOR03M + 2.500%) due 10/23/2025 ~	1,615	1,606

Whatabrands LLC
3.750% (LIBOR03M + 3.250%) due 08/03/2028 ~	374	370

Wheel Pros LLC
5.250% (LIBOR03M + 4.500%) due 05/11/2028 ~	473	452

White Cap Buyer LLC
4.250% - 6.250% (PRIME + 3.000%) due 10/19/2027 ~	1,946	1,926

WOOF Holdings, Inc.
4.678% (LIBOR03M + 3.750%) due 12/21/2027 «~	1,092	1,085

Worldwide Express Operations LLC
5.750% (LIBOR03M + 4.250%) due 07/26/2028 ~	1,247	1,236

Xplornet Communications, Inc.
4.500% (LIBOR03M + 4.000%) due 10/02/2028 ~	149	147

Yahoo(Verizon Media)
6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~	1,512	1,506

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Zayo Group Holdings, Inc.
3.457% (LIBOR03M + 3.000%) due 03/09/2027 ~		$1,899	$1,851

Ziggo Financing Partnership BV
2.897% (LIBOR03M + 2.500%) due 04/30/2028 ~		381	376

Zurn Holdings, Inc.
2.750% (LIBOR03M + 2.250%) due 10/04/2028 ~		1,895	1,887

Total Loan Participations and Assignments (Cost $261,519)			259,647

CORPORATE BONDS & NOTES 34.7%

BANKING & FINANCE 7.0%

Allied Universal Holdco LLC
4.625% due 06/01/2028		700	659
6.625% due 07/15/2026		2,200	2,229

Banca Monte dei Paschi di Siena SpA
5.375% due 01/18/2028 •	EUR	300	220
8.000% due 01/22/2030 •		700	528
8.500% due 09/10/2030 •		400	310
10.500% due 07/23/2029		100	81

Curo Group Holdings Corp.
7.500% due 08/01/2028		$1,925	1,657

Diversified Healthcare Trust
9.750% due 06/15/2025		3,300	3,477

Ford Motor Credit Co. LLC
0.172% due 12/01/2024 •	EUR	400	426
1.355% due 02/07/2025		400	427
2.300% due 02/10/2025		$500	475
3.375% due 11/13/2025		200	196
3.664% due 09/08/2024		2,400	2,375
5.125% due 06/16/2025		400	408
5.584% due 03/18/2024		400	412

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		1,600	1,590

Freedom Mortgage Corp.
6.625% due 01/15/2027		2,400	2,229
7.625% due 05/01/2026		350	335

Genworth Holdings, Inc.
4.800% due 02/15/2024		300	306

HAT Holdings LLC
3.375% due 06/15/2026		525	499

Jefferson Capital Holdings LLC
6.000% due 08/15/2026		75	72

Ladder Capital Finance Holdings LLLP
5.250% due 10/01/2025		2,200	2,194

LFS Topco LLC
5.875% due 10/15/2026		100	94

OneMain Finance Corp.
3.500% due 01/15/2027		2,475	2,293
7.125% due 03/15/2026		900	963

Oxford Finance LLC
6.375% due 02/01/2027		200	204

PennyMac Financial Services, Inc.
4.250% due 02/15/2029		800	688
5.375% due 10/15/2025		2,200	2,182

RLJ Lodging Trust LP
3.750% due 07/01/2026		100	95

Signa Development Finance SCS
5.500% due 07/23/2026	EUR	1,000	1,005

Starwood Property Trust, Inc.
3.625% due 07/15/2026		$1,900	1,817

			30,446

INDUSTRIALS 25.5%

Ahead DB Holdings LLC
6.625% due 05/01/2028		600	537

Air Canada
3.875% due 08/15/2026		1,375	1,299

American Airlines Pass-Through Trust
3.375% due 11/01/2028		271	261

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	119

Schedule of Investments	PIMCO Low Duration Credit Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines, Inc.
5.500% due 04/20/2026		$3,875	$3,910
5.750% due 04/20/2029		1,300	1,297

Artera Services LLC
9.033% due 12/04/2025		600	600

Ascent Resources Utica Holdings LLC
7.000% due 11/01/2026		700	719

ATP Tower Holdings LLC
4.050% due 04/27/2026		1,175	1,118

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027		1,550	1,463

BellRing Brands, Inc.
7.000% due 03/15/2030		400	409

Bombardier, Inc.
7.125% due 06/15/2026		1,250	1,227
7.500% due 03/15/2025		953	959

Boyd Gaming Corp.
8.625% due 06/01/2025		700	736

Buckeye Partners LP
4.125% due 03/01/2025		900	889

Caesars Entertainment, Inc.
6.250% due 07/01/2025		2,200	2,274

Cedar Fair LP
5.500% due 05/01/2025		700	720

Cheniere Energy, Inc.
4.625% due 10/15/2028		700	703

Chesapeake Energy Corp.
5.500% due 02/01/2026		850	872

Cinemark USA, Inc.
5.250% due 07/15/2028 (e)		800	748
5.875% due 03/15/2026		250	243

Clarios Global LP
6.250% due 05/15/2026		700	721

Cleveland-Cliffs, Inc.
6.750% due 03/15/2026		900	946

Clydesdale Acquisition Holdings, Inc.
6.625% due 04/15/2029 (a)		100	101

CommScope, Inc.
6.000% due 03/01/2026		1,800	1,823

Community Health Systems, Inc.
8.000% due 03/15/2026		2,500	2,606

Coty, Inc.
4.750% due 01/15/2029		1,250	1,169

DCP Midstream Operating LP
5.375% due 07/15/2025		1,100	1,136

Delta Air Lines, Inc.
7.375% due 01/15/2026		166	180

Diamond Sports Group LLC
5.375% due 08/15/2026		600	233

DirecTV Financing LLC
5.875% due 08/15/2027		300	296

eG Global Finance PLC
6.750% due 02/07/2025		575	574

Energizer Holdings, Inc.
6.500% due 12/31/2027		1,700	1,686

EnLink Midstream Partners LP
4.850% due 07/15/2026		800	801

EQM Midstream Partners LP
6.000% due 07/01/2025		1,000	1,022

Fertitta Entertainment LLC
4.625% due 01/15/2029		200	190

Hudbay Minerals, Inc.
4.500% due 04/01/2026		300	292

iHeartCommunications, Inc.
6.375% due 05/01/2026		3,000	3,087

IRB Holding Corp.
7.000% due 06/15/2025		900	937

Jaguar Land Rover Automotive PLC
4.500% due 01/15/2026	EUR	1,200	1,282
6.875% due 11/15/2026		200	228

KAR Auction Services, Inc.
5.125% due 06/01/2025		$1,725	1,749

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LABL, Inc.
6.750% due 07/15/2026	$2,900	$2,872

Legacy LifePoint Health LLC
6.750% due 04/15/2025	300	311

Legends Hospitality Holding Co. LLC
5.000% due 02/01/2026	100	96

Manitowoc Co., Inc.
9.000% due 04/01/2026	150	157

Mclaren Finance PLC
7.500% due 08/01/2026	200	197

MEG Energy Corp.
7.125% due 02/01/2027	900	944

MGM Resorts International
4.625% due 09/01/2026	1,900	1,874

Mohegan Gaming & Entertainment
8.000% due 02/01/2026	425	423

MoneyGram International, Inc.
5.375% due 08/01/2026	200	208

MPH Acquisition Holdings LLC
5.500% due 09/01/2028	3,225	3,098

NCL Corp. Ltd.
5.875% due 02/15/2027	1,100	1,085

Northriver Midstream Finance LP
5.625% due 02/15/2026	300	299

NuStar Logistics LP
6.000% due 06/01/2026	3,400	3,443

Occidental Petroleum Corp.
3.400% due 04/15/2026	1,000	995
5.550% due 03/15/2026	2,300	2,441

Outfront Media Capital LLC
6.250% due 06/15/2025	300	308

Owens & Minor, Inc.
6.625% due 04/01/2030	200	206

Pactiv Evergreen Group Issuer LLC
4.375% due 10/15/2028	300	276

Pactiv LLC
7.950% due 12/15/2025	600	613

Photo Holdings Merger Sub, Inc.
8.500% due 10/01/2026	400	382

Prime Healthcare Services, Inc.
7.250% due 11/01/2025	3,300	3,387

Prime Security Services Borrower LLC
5.750% due 04/15/2026	1,200	1,226

Radiate Holdco LLC
4.500% due 09/15/2026	1,800	1,740

Range Resources Corp.
4.750% due 02/15/2030	100	99
4.875% due 05/15/2025	900	912

Rattler Midstream LP
5.625% due 07/15/2025	200	203

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026	500	524

Resolute Forest Products, Inc.
4.875% due 03/01/2026	2,200	2,120

Rockies Express Pipeline LLC
3.600% due 05/15/2025	600	591

Rolls-Royce PLC
3.625% due 10/14/2025	1,500	1,457

Royal Caribbean Cruises Ltd.
11.500% due 06/01/2025	805	885

Sabre Global, Inc.
7.375% due 09/01/2025	400	418
9.250% due 04/15/2025	1,900	2,110

Scientific Games International, Inc.
8.250% due 03/15/2026	400	416
8.625% due 07/01/2025	1,100	1,158

Select Medical Corp.
6.250% due 08/15/2026	900	933

Sigma Holdco BV
7.875% due 05/15/2026	1,575	1,309

Sirius XM Radio, Inc.
3.125% due 09/01/2026	450	426

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	$1,400	$1,388

Staples, Inc.
7.500% due 04/15/2026	1,975	1,920

Studio City Finance Ltd.
5.000% due 01/15/2029	1,900	1,449

Summer BC Bidco B LLC
5.500% due 10/31/2026	700	675

Sunnova Energy Corp.
5.875% due 09/01/2026	100	96

Tenet Healthcare Corp.
4.875% due 01/01/2026	3,000	3,030

Travel & Leisure Co.
6.625% due 07/31/2026	3,600	3,759

TripAdvisor, Inc.
7.000% due 07/15/2025	200	207

Triumph Group, Inc.
6.250% due 09/15/2024	2,800	2,791

Tronox, Inc.
6.500% due 05/01/2025	300	310

U.S. Acute Care Solutions LLC
6.375% due 03/01/2026	3,200	3,164

Uber Technologies, Inc.
8.000% due 11/01/2026	100	106

United Airlines, Inc.
4.375% due 04/15/2026	1,550	1,527

USA Compression Partners LP
6.875% due 04/01/2026	700	707

Venture Global Calcasieu Pass LLC
3.875% due 08/15/2029	300	292
4.125% due 08/15/2031	300	295

Viking Cruises Ltd.
13.000% due 05/15/2025	1,450	1,614

WESCO Aircraft HLDGS, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 «(b)	1,943	2,045

Wynn Las Vegas LLC
5.250% due 05/15/2027	100	97
5.500% due 03/01/2025	1,800	1,803

Wynn Resorts Finance LLC
7.750% due 04/15/2025	300	312

ZipRecruiter, Inc.
5.000% due 01/15/2030	400	391

		110,163

UTILITIES 2.2%

Antero Midstream Partners LP
7.875% due 05/15/2026	200	217

Blue Racer Midstream LLC
7.625% due 12/15/2025	1,000	1,048

CrownRock LP
5.625% due 10/15/2025	1,800	1,837

Endeavor Energy Resources LP
5.750% due 01/30/2028	900	931
6.625% due 07/15/2025	2,300	2,390

Genesis Energy LP
6.500% due 10/01/2025	1,300	1,284

Iliad Holding SASU
6.500% due 10/15/2026	525	527

NGL Energy Operating LLC
7.500% due 02/01/2026	1,200	1,182

Tallgrass Energy Partners LP
7.500% due 10/01/2025	200	211

		9,627

Total Corporate Bonds & Notes (Cost $156,301)		150,236

120	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(c)	52,605	$5

Total Common Stocks (Cost $93)		5

WARRANTS 0.0%

FINANCIALS 0.0%

Guaranteed Rate, Inc. - Exp. 12/31/2060 «	252	0

Total Warrants (Cost $33)		0

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.5%

U.S. TREASURY BILLS 5.5%
0.744% due 05/26/2022 - 01/26/2023 (d)(e)	$23,800	23,629

Total Short-Term Instruments (Cost $23,674)		23,629

Total Investments in Securities (Cost $441,620)		433,517

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.2%

SHORT-TERM INSTRUMENTS 1.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.2%

PIMCO Short-Term Floating NAV Portfolio III	557,175	$5,410

Total Short-Term Instruments (Cost $5,410)		5,410

Total Investments in Affiliates (Cost $5,410)		5,410

Total Investments 101.4% (Cost $447,030)		$438,927

Financial Derivative Instruments (g)(h) 0.0% (Cost or Premiums, net $(1,546))		92

Other Assets and Liabilities, net (1.4)%		(6,312)

Net Assets 100.0%		$432,707

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security did not produce income within the last twelve months.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
JML	0.180%	03/21/2022	04/12/2022	$(596)	$(596)

Total Reverse Repurchase Agreements					$(596)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
JML	$0	$(596)	$0	$(596)	$748	$152

Total Borrowings and Other Financing Transactions	$0	$(596)	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	121

Schedule of Investments	PIMCO Low Duration Credit Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(596)	$0	$0	$(596)

Total Borrowings	$0	$(596)	$0	$0	$(596)

Payable for reverse repurchase agreements					$(596)

(f)	Securities with an aggregate market value of $748 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(270) at a weighted average interest rate of (0.054%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-38 5-Year Index	(5.000)%	Quarterly	06/20/2027	$28,900	$(1,547)	$(90)	$(1,637)	$0	$(47)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(4)	1-Day USD-SOFR Compounded-OIS	1.000%	Annual	06/15/2027	$	2,700	$112	$55	$167	$0	$(1)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		7,800	(39)	456	417	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		3,800	(72)	266	194	0	(10)

							$1	$777	$778	$1	$(11)

Total Swap Agreements							$(1,546)	$687	$(859)	$1	$(58)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1	$1	$0	$0	$(58)	$(58)

Cash of $785 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

122	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	04/2022	EUR	247		$273	$0	$0

MYI	04/2022		$9,354	EUR	8,400	0	(62)
	05/2022	EUR	8,400		$9,362	61	0

SCX	04/2022		8,153		9,169	150	0

Total Forward Foreign Currency Contracts						$211	$(62)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
MYI	$61	$0	$0	$61	$(62)	$0	$0	$(62)	$(1)	$0	$(1)
SCX	150	0	0	150	0	0	0	0	150	(260)	(110)

Total Over the Counter	$211	$0	$0	$211	$(62)	$0	$0	$(62)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$211	$0	$211

	$0	$0	$0	$211	$1	$212

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$47	$0	$0	$11	$58

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$62	$0	$62

	$0	$47	$0	$62	$11	$120

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	123

Schedule of Investments	PIMCO Low Duration Credit Fund	(Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$321	$0	$0	$1,108	$1,429

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$746	$0	$746
Swap Agreements	0	0	0	0	(3)	(3)

	$0	$0	$0	$746	$(3)	$743

	$0	$321	$0	$746	$1,105	$2,172

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(91)	$0	$0	$777	$686

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(380)	$0	$(380)

	$0	$(91)	$0	$(380)	$777	$306

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$237,647	$22,000	$259,647
Corporate Bonds & Notes
Banking & Finance	0	30,446	0	30,446
Industrials	0	108,118	2,045	110,163
Utilities	0	9,627	0	9,627
Common Stocks
Real Estate	0	0	5	5
Short-Term Instruments
U.S. Treasury Bills	0	23,629	0	23,629

	$0	$409,467	$24,050	$433,517

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,410	$0	$0	$5,410

Total Investments	$5,410	$409,467	$24,050	$438,927

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1	$0	$1
Over the counter	0	211	0	211

	$0	$212	$0	$212

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(58)	0	(58)
Over the counter	0	(62)	0	(62)

	$0	$(120)	$0	$(120)

Total Financial Derivative Instruments	$0	$92	$0	$92

Totals	$5,410	$409,559	$24,050	$439,019

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2022:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$6,364	$25,200	$(12,854)	$15	$125	$(36)	$4,752	$(1,566)	$22,000	$56
Corporate Bonds & Notes
Industrials	0	2,022	0	0	0	23	0	0	2,045	24
Common Stocks
Financials	234	0	(248)	0	0	14	0	0	0	0
Real Estate	0	92	0	0	0	(87)	0	0	5	(87)
Warrants
Financials	0	33	0	0	0	(33)	0	0	0	0

Totals	$6,598	$27,347	$(13,102)	$15	$125	$(119)	$4,752	$(1,566)	$24,050	$(7)

124	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$22,000	Third Party Vendor	Broker Quote	98.375-101.000	99.316
Corporate Bonds & Notes
Industrials	2,045	Discounted Cash Flow	Discount Rate	9.037	—
Common Stocks
Real Estate	5	Other Valuation Techniques(2)	—	—	—

Total	$24,050

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	125

Schedule of Investments	PIMCO Low Duration Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 130.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 8.1%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$12,328	$12,508

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~		500	496

Aramark Services, Inc.
2.207% (LIBOR03M + 1.750%) due 03/11/2025 ~		93	92

Avantor Funding, Inc.
2.500% (LIBOR03M + 2.000%) due 11/21/2024 ~		74	74

Avolon TLB Borrower 1 (U.S.) LLC
2.250% (LIBOR03M + 1.500%) due 02/12/2027 ~		748	732
2.750% (LIBOR03M + 2.250%) due 12/01/2027 ~		6,597	6,548

Axalta Coating Systems U.S. Holdings Inc.
2.756% (LIBOR03M + 1.750%) due 06/01/2024 ~		402	399

Bausch Health Co., Inc.
3.207% (LIBOR03M + 2.750%) due 11/27/2025 ~		364	361
3.457% (LIBOR03M + 3.000%) due 06/02/2025 ~		221	219

Caesars Resort Collection LLC
3.207% (LIBOR03M + 2.750%) due 12/23/2024 ~		73,370	73,095
3.957% (LIBOR03M + 3.500%) due 07/21/2025 ~		18,377	18,301

Camelot U.S. Acquisition Co.
3.457% (LIBOR03M + 3.000%) due 10/30/2026 ~		293	290

Carnival Corp.
3.750% (LIBOR03M + 3.000%) due 06/30/2025 ~		17,251	16,845
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	7,980	8,724
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		$6,933	6,788

Cengage Learning, Inc.
5.750% (LIBOR03M + 4.750%) due 07/14/2026 ~		12,131	12,059

CenturyLink, Inc.
2.707% (LIBOR03M + 2.250%) due 03/15/2027 ~		5,898	5,752

Charter Communications Operating LLC
2.210% (LIBOR03M + 1.750%) due 02/01/2027 ~		1,690	1,678

DirecTV Financing LLC
5.750% (LIBOR03M + 5.000%) due 08/02/2027 ~		4,966	4,967

Enterprise Merger Sub, Inc.
4.207% (LIBOR03M + 3.750%) due 10/10/2025 ~		16,217	10,906

Galderma
4.756% (LIBOR03M + 3.750%) due 10/01/2026 ~		18,177	18,083

GVC Holdings PLC
2.250% (EUR003M + 2.250%) due 03/29/2024 ~	EUR	45,800	50,001

Hertz Corp.
3.707% (LIBOR03M + 3.250%) due 06/30/2028 ~		$13,036	12,966
3.750% (LIBOR03M + 3.250%) due 06/30/2028 ~		2,470	2,456

Hilton Worldwide Finance LLC
2.207% (LIBOR03M + 1.750%) due 06/22/2026 ~		4,007	3,968

iHeartCommunications, Inc.
3.457% (LIBOR03M + 3.000%) due 05/01/2026 ~		4,893	4,872

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

II-VI, Inc.
TBD% due 12/01/2028		$4,427	$4,405

Ineos Finance PLC
2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	106,686	117,234

Intelsat Jackson Holdings SA
4.920% due 02/01/2029		$8,057	7,938

Lealand Finance Co. BV
3.457% (LIBOR03M + 3.000%) due 06/28/2024 «~		156	97

Lealand Finance Co. BV (1.475% Cash and 3.000% PIK)
4.475% (LIBOR03M + 1.000%) due 06/30/2025 ~(c)		576	280

Marriott Ownership Resorts, Inc.
2.207% (LIBOR03M + 1.750%) due 08/29/2025 ~		610	596

MH Sub LLC
3.957% (LIBOR03M + 3.500%) due 09/13/2024 ~		7,108	7,037

Nielsen Finance LLC
2.306% (LIBOR03M + 2.000%) due 10/04/2023 ~		58	58

Ortho-Clinical Diagnostics SA
3.235% (LIBOR03M + 3.000%) due 06/30/2025 ~		27,431	27,371

Petco Health & Wellness Co., Inc.
4.256% (LIBOR03M + 3.250%) due 03/03/2028 ~		2,779	2,756

PetSmart, Inc.
4.500% (LIBOR03M + 3.750%) due 02/11/2028 ~		11,045	11,011

Press Ganey (Azalea Topco)
3.799% - 3.957% (LIBOR03M + 3.500%) due 07/24/2026 ~		10,846	10,732

PUG LLC
3.957% (LIBOR03M + 3.500%) due 02/12/2027 ~		387	381

RegionalCare Hospital Partners Holdings, Inc.
4.197% (LIBOR03M + 3.750%) due 11/16/2025 ~		519	517

Scientific Games International, Inc.
3.207% (LIBOR03M + 2.750%) due 08/14/2024 ~		76,758	76,481

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		19,523	19,566

Sequa Mezzanine Holdings LLC (11.750% Cash)
11.750% (LIBOR03M + 10.750%) due 04/28/2024 ~		1,732	1,723

Sigma Bidco B.V.
3.500% (EUR003M + 3.500%) due 07/02/2025 ~	EUR	690	716

Sinclair Television Group, Inc.
2.960% (LIBOR03M + 2.500%) due 09/30/2026 ~		$1,176	1,144

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		9,900	10,250

Softbank Vision Fund
5.000% due 12/21/2025 «		31,943	31,943

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~		7,203	7,135

SS&C European Holdings SARL
2.207% (LIBOR03M + 1.750%) due 04/16/2025 ~		176	173

SS&C Technologies, Inc.
2.207% (LIBOR03M + 1.750%) due 04/16/2025 ~		283	279

Stars Group Holdings BV
2.500% (EUR003M + 2.500%) due 07/21/2026 ~	EUR	14,100	15,374

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.256% (LIBOR03M + 2.250%) due 07/21/2026 ~		$42,265	$41,959

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		1,167	1,137
1TBD% (LIBOR03M + 9.000%) due 03/11/2024 ~		5,434	5,179

Trans Union LLC
2.750% (LIBOR03M + 2.250%) due 12/01/2028 ~		2,519	2,501

TransDigm, Inc.
2.707% (LIBOR03M + 2.250%) due 08/22/2024 ~		36,949	36,497
2.707% (LIBOR03M + 2.250%) due 05/30/2025 ~		31,770	31,243
2.707% (LIBOR03M + 2.250%) due 12/09/2025 ~		41,223	40,530

Uber Technologies, Inc.
3.957% (LIBOR03M + 3.500%) due 04/04/2025 ~		28,640	28,584
3.957% (LIBOR03M + 3.500%) due 02/25/2027 ~		53,510	53,381

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		5,374	5,320

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		5,621	5,611

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029		268	102

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		9,917	9,872

Zayo Group Holdings, Inc.
3.250% (EUR003M + 3.250%) due 03/09/2027 ~	EUR	1,960	2,109
3.457% (LIBOR03M + 3.000%) due 03/09/2027 ~		$9,888	9,636

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		2,892	2,694

Total Loan Participations and Assignments (Cost $923,739)			904,732

CORPORATE BONDS & NOTES 28.0%

BANKING & FINANCE 9.4%

AIB Group PLC
4.263% due 04/10/2025 •		2,600	2,607

Ally Financial, Inc.
8.000% due 11/01/2031		2,364	2,969

Asian Development Bank
4.700% due 03/12/2024	MXN	10,200	474

Athora Netherlands NV
2.375% due 05/17/2024	EUR	300	336

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		$6,957	6,158
3.950% due 07/01/2024		2,630	2,623

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	31,841	32,032
2.625% due 04/28/2025		2,028	2,120
3.625% due 09/24/2024		6,000	6,430

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(j)(k)		5,000	5,728

Banco BTG Pactual SA
4.500% due 01/10/2025		$2,100	2,087

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	7,100	1,859

Bank of Ireland Group PLC
6.000% due 09/01/2025 •(j)(k)	EUR	7,837	8,950
7.500% due 05/19/2025 •(j)(k)		1,800	2,170

Bank of Nova Scotia
4.900% due 06/04/2025 •(j)(k)		$13,656	13,690

Barclays Bank PLC
7.625% due 11/21/2022 (k)		11,356	11,644

126	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays PLC
6.125% due 12/15/2025 •(j)(k)		$28,342	$28,980
6.375% due 12/15/2025 •(j)(k)	GBP	200	272
7.125% due 06/15/2025 •(j)(k)		5,200	7,204
7.250% due 03/15/2023 •(j)(k)		15,925	21,522
7.750% due 09/15/2023 •(j)(k)		$11,690	12,146
7.875% due 09/15/2022 •(j)(k)	GBP	12,200	16,360
8.000% due 06/15/2024 •(j)(k)		$4,000	4,236

BGC Partners, Inc.
3.750% due 10/01/2024		3,840	3,812
4.375% due 12/15/2025		11,100	11,190

BNP Paribas SA
4.625% due 02/25/2031 •(j)(k)		10,900	9,756

Corsair International Ltd.
4.850% due 01/28/2027 «•	EUR	9,000	9,442
5.200% due 01/28/2029 «•		4,100	4,292

Country Garden Holdings Co. Ltd.
8.000% due 01/27/2024		$1,300	1,120

Credit Suisse AG
6.500% due 08/08/2023 (k)		2,700	2,775

Credit Suisse Group AG
5.250% due 02/11/2027 •(j)(k)		3,600	3,339
6.250% due 12/18/2024 •(j)(k)		3,000	3,034
6.375% due 08/21/2026 •(j)(k)		3,200	3,167
7.125% due 07/29/2022 •(j)(k)		2,500	2,509
7.250% due 09/12/2025 •(j)(k)		5,200	5,259
7.500% due 07/17/2023 •(j)(k)		3,700	3,765
7.500% due 12/11/2023 •(j)(k)		11,300	11,717

CTP NV
1.250% due 06/21/2029	EUR	400	388

CyrusOne LP
1.450% due 01/22/2027		500	572

Deutsche Bank AG
3.547% due 09/18/2031 •		$800	756
3.961% due 11/26/2025 •		4,660	4,661
5.625% due 05/19/2031 •	EUR	3,500	4,179

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$115	114

Enact Holdings, Inc.
6.500% due 08/15/2025		11,936	12,334

EPR Properties
4.750% due 12/15/2026		627	628
4.950% due 04/15/2028		316	317

Erste Group Bank AG
4.250% due 10/15/2027 •(j)(k)	EUR	4,000	4,225
6.500% due 04/15/2024 •(j)(k)		2,400	2,796

Fairfax Financial Holdings Ltd.
3.950% due 03/03/2031	CAD	2,700	2,059
4.625% due 04/29/2030		$20,953	21,572

FCE Bank PLC
1.615% due 05/11/2023	EUR	300	334

First-Citizens Bank & Trust Co.
2.969% due 09/27/2025 •		$1,300	1,289

Ford Motor Credit Co. LLC
0.172% due 12/01/2024 •	EUR	900	958
1.383% (US0003M + 1.080%) due 08/03/2022 ~		$11,300	11,262
1.741% (US0003M + 1.235%) due 02/15/2023 ~		3,600	3,573
1.744% due 07/19/2024	EUR	9,200	10,013
2.386% due 02/17/2026		2,000	2,175
2.700% due 08/10/2026		$46,400	43,210
2.748% due 06/14/2024	GBP	2,500	3,186
2.979% due 08/03/2022		$4,700	4,708
3.021% due 03/06/2024	EUR	600	672
3.087% due 01/09/2023		$12,100	12,129
3.096% due 05/04/2023		2,900	2,900
3.250% due 09/15/2025	EUR	2,200	2,472
3.350% due 11/01/2022		$5,800	5,820
3.370% due 11/17/2023		3,300	3,299
3.375% due 11/13/2025		26,200	25,637
3.550% due 10/07/2022		9,554	9,571
3.664% due 09/08/2024		4,100	4,057
4.134% due 08/04/2025		1,500	1,500
4.140% due 02/15/2023		8,600	8,670
4.250% due 09/20/2022		5,679	5,721

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.271% due 01/09/2027		$2,200	$2,174
4.535% due 03/06/2025	GBP	4,800	6,318
4.687% due 06/09/2025		$600	605
5.125% due 06/16/2025		5,800	5,923
5.584% due 03/18/2024		1,161	1,195

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		2,569	2,553

GLP Capital LP
4.000% due 01/15/2031		1,000	971
5.300% due 01/15/2029		902	949

HSBC Holdings PLC
2.357% due 08/18/2031 •		6,935	6,164
2.848% due 06/04/2031 •		7,565	7,005
3.973% due 05/22/2030 •		2,400	2,405
4.292% due 09/12/2026 •		1,300	1,318
4.583% due 06/19/2029 •		1,000	1,030
4.600% due 12/17/2030 •(j)(k)		12,800	11,456
4.950% due 03/31/2030		11,964	12,801
5.250% due 09/16/2022 •(j)(k)	EUR	3,700	4,150
6.000% due 09/29/2023 •(j)(k)		4,000	4,649
6.250% due 03/23/2023 •(j)(k)		$1,300	1,319

Huarong Finance Co. Ltd.
2.500% due 02/24/2023		900	890

ING Groep NV
4.875% due 05/16/2029 •(j)(k)		7,500	7,017
5.750% due 11/16/2026 •(j)(k)		3,325	3,346
6.875% due 04/16/2022 •(j)(k)		200	200

Intelsat Jackson Holdings SA
5.500% due 08/01/2023 «		12,750	0
8.500% due 10/15/2024 «		21,454	0
9.750% due 07/15/2025 «		4,608	0

International Finance Corp.
8.000% due 10/09/2023	IDR	7,400,000	541

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(j)(k)	EUR	9,200	11,337

KAF Kaerntner Ausgleichszahlungs-Fonds
0.000% due 01/01/2023 «		8,781	733

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025		3,500	3,928

Lloyds Banking Group PLC
4.947% due 06/27/2025 •(j)(k)		400	458
7.500% due 06/27/2024 •(j)(k)		$800	841
7.500% due 09/27/2025 •(j)(k)		11,250	11,961
7.625% due 06/27/2023 •(j)(k)	GBP	3,880	5,312
7.875% due 06/27/2029 •(j)(k)		2,708	4,020

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		$3,700	3,642
4.500% due 09/01/2026		4,600	4,629
4.500% due 01/15/2028		3,219	3,255
4.625% due 06/15/2025		18,629	18,796
5.625% due 05/01/2024		22,052	22,738
5.750% due 02/01/2027		200	212

MPT Operating Partnership LP
0.993% due 10/15/2026	EUR	6,400	6,610
2.500% due 03/24/2026	GBP	2,500	3,117
3.375% due 04/24/2030		1,500	1,850
3.692% due 06/05/2028		1,100	1,406
5.250% due 08/01/2026		$2,140	2,193

Nationwide Building Society
3.960% due 07/18/2030 •		2,390	2,387
4.302% due 03/08/2029 •		5,600	5,644

NatWest Group PLC
4.445% due 05/08/2030 •		7,400	7,604

Natwest Group PLC
4.892% due 05/18/2029 •		1,430	1,489
5.076% due 01/27/2030 •		6,400	6,826
8.000% due 08/10/2025 •(j)(k)		1,900	2,066

Navient Corp.
7.250% due 09/25/2023		8,436	8,774

Newmark Group, Inc.
6.125% due 11/15/2023		1,000	1,047

Nissan Motor Acceptance Co. LLC
0.894% (US0003M + 0.650%) due 07/13/2022 ~		384	384
1.656% due 09/28/2022 •		290	289
2.450% due 09/15/2028		900	788

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.600% due 09/28/2022		$1,518	$1,518
2.650% due 07/13/2022		1,288	1,290

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029		728	689

OneMain Finance Corp.
5.625% due 03/15/2023		3,516	3,586
6.125% due 03/15/2024		20,410	20,944
6.875% due 03/15/2025		2,336	2,459
8.875% due 06/01/2025		1,400	1,477

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		3,872	3,901

Santander U.K. Group Holdings PLC
3.823% due 11/03/2028 •		1,700	1,674
6.750% due 06/24/2024 •(j)(k)	GBP	35,308	47,997
7.375% due 06/24/2022 •(j)(k)		38,083	50,641

Sitka Holdings LLC
5.506% due 07/06/2026 •		$25,221	24,068

Skandinaviska Enskilda Banken AB
5.625% due 05/13/2022 •(j)(k)		3,200	3,216

Societe Generale SA
5.375% due 11/18/2030 •(j)(k)		500	467
6.750% due 04/06/2028 •(j)(k)		400	405
7.375% due 10/04/2023 •(j)(k)		2,800	2,857
7.875% due 12/18/2023 •(j)(k)		5,300	5,551

Standard Chartered PLC
4.750% due 01/14/2031 •(j)(k)		3,000	2,717
7.500% due 04/02/2022 •(j)(k)		1,400	1,400
7.750% due 04/02/2023 •(j)(k)		700	727

UBS AG
5.125% due 05/15/2024 (k)		2,150	2,203
7.625% due 08/17/2022 (k)		4,500	4,568

UBS Group AG
4.875% due 02/12/2027 •(j)(k)		18,700	18,087
5.125% due 07/29/2026 •(j)(k)		1,100	1,107

UniCredit SpA
7.830% due 12/04/2023		46,530	49,470
9.250% due 06/03/2022 •(j)(k)	EUR	7,605	8,539

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	2,222	3,147
7.395% due 03/28/2024		2,041	2,811

Uniti Group LP
6.500% due 02/15/2029		$14,653	13,681
7.875% due 02/15/2025		39,171	40,746

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		6,882	6,392

			1,043,181

INDUSTRIALS 14.3%

AA Bond Co. Ltd.
4.875% due 07/31/2043	GBP	5,750	7,698

Adevinta ASA
2.625% due 11/15/2025	EUR	6,300	6,943
3.000% due 11/15/2027 (n)		2,000	2,148

Air Canada
3.875% due 08/15/2026		$8,400	7,938

Altice Financing SA
3.000% due 01/15/2028	EUR	4,200	4,106
5.750% due 08/15/2029		$6,626	6,033

Altice France SA
8.125% due 02/01/2027		20,558	21,220

Amdocs Ltd.
2.538% due 06/15/2030		5,400	4,911

American Airlines Pass-Through Trust
2.875% due 01/11/2036		1,300	1,178
3.000% due 04/15/2030		232	216
3.200% due 12/15/2029		841	800
3.350% due 04/15/2031		705	678
3.375% due 11/01/2028		19,622	18,903
3.575% due 07/15/2029		1,107	1,055
3.600% due 03/22/2029		931	906
3.650% due 02/15/2029		379	368
3.700% due 04/01/2028		625	605

American Airlines, Inc.
5.500% due 04/20/2026		26,400	26,635
5.750% due 04/20/2029		5,498	5,485

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	127

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arconic Corp.
6.000% due 05/15/2025		$1,164	$1,194

Bausch Health Cos., Inc.
6.125% due 04/15/2025		9,006	9,090

Boeing Co.
3.250% due 02/01/2035		200	179
5.040% due 05/01/2027		2,378	2,508
5.150% due 05/01/2030		6,331	6,762

Bombardier, Inc.
7.500% due 12/01/2024		9,347	9,667
7.500% due 03/15/2025		54,618	54,963
7.875% due 04/15/2027		3,083	3,022

British Airways Pass-Through Trust
2.900% due 09/15/2036		7,595	7,004
3.300% due 06/15/2034		836	793

Broadcom, Inc.
2.450% due 02/15/2031		5,000	4,468
3.137% due 11/15/2035		1,525	1,347
3.187% due 11/15/2036		1,274	1,109
3.469% due 04/15/2034		1,106	1,027
4.110% due 09/15/2028		1,836	1,862
4.150% due 11/15/2030		4,007	4,067
4.300% due 11/15/2032		3,031	3,082

Caesars Entertainment, Inc.
6.250% due 07/01/2025		8,100	8,373

Caesars Resort Collection LLC
5.750% due 07/01/2025		1,100	1,124

Carnival Corp.
4.000% due 08/01/2028		5,300	4,936

CCO Holdings LLC
4.250% due 01/15/2034		11,500	10,005
4.500% due 06/01/2033		4,800	4,315

CDW LLC
2.670% due 12/01/2026		15,100	14,260

Centene Corp.
2.450% due 07/15/2028		19,000	17,385

Champion Path Holdings Ltd.
4.850% due 01/27/2028		200	160

Charter Communications Operating LLC
3.500% due 06/01/2041		13,600	11,337
4.800% due 03/01/2050		1,760	1,677

Citrix Systems, Inc.
3.300% due 03/01/2030		852	844

CommScope, Inc.
8.250% due 03/01/2027		15,060	14,663

Community Health Systems, Inc.
4.750% due 02/15/2031		3,400	3,218
5.625% due 03/15/2027		23,817	24,286
8.000% due 03/15/2026		18,733	19,531

Corp. GEO SAB de CV
8.875% due 03/27/2049		1,200	0

Coty, Inc.
3.875% due 04/15/2026	EUR	11,900	12,840
4.000% due 04/15/2023		1,400	1,551
5.000% due 04/15/2026		$5,000	4,878

CSC Holdings LLC
5.875% due 09/15/2022		750	757

CVS Pass-Through Trust
7.507% due 01/10/2032		68	79

Delta Air Lines, Inc.
4.500% due 10/20/2025		1,700	1,711
4.750% due 10/20/2028		4,200	4,240
7.000% due 05/01/2025		17,508	18,767
7.375% due 01/15/2026		1,049	1,140

DISH DBS Corp.
5.250% due 12/01/2026		9,410	8,981
5.750% due 12/01/2028		9,410	8,922
5.875% due 07/15/2022		7,958	8,008

Dufry One BV
2.000% due 02/15/2027	EUR	4,600	4,569
2.500% due 10/15/2024 (n)		19,373	20,926

Exela Intermediate LLC
11.500% due 07/15/2026		$91	43

Expedia Group, Inc.
6.250% due 05/01/2025		9,627	10,300

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gazprom PJSC Via Gaz Capital SA
2.250% due 11/22/2024	EUR	900	$393
2.500% due 03/21/2026		16,200	7,079
2.949% due 01/24/2024		8,260	3,472
3.125% due 11/17/2023		5,000	2,295
8.625% due 04/28/2034		$300	140

Greene King Finance PLC
4.064% due 03/15/2035	GBP	2,512	3,367
5.106% due 03/15/2034		4,718	6,711

Gruenenthal GmbH
4.125% due 05/15/2028	EUR	4,080	4,406

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029		$13,700	12,887
5.375% due 05/01/2025		1,600	1,639

Hyatt Hotels Corp.
1.320% (SOFRINDX + 1.050%) due 10/01/2023 ~		12,100	12,143
1.800% due 10/01/2024		5,300	5,104
4.850% due 03/15/2026		2,700	2,793

iHeartCommunications, Inc.
6.375% due 05/01/2026		17,860	18,380
8.375% due 05/01/2027		3,587	3,713

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	1,100	1,205

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)		500	535

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$1,474	1,447

Imperial Brands Finance PLC
3.500% due 07/26/2026		2,200	2,155

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		27,287	27,287

IRB Holding Corp.
7.000% due 06/15/2025		8,715	9,076

JetBlue Pass-Through Trust
4.000% due 05/15/2034		3,178	3,185

Kraft Heinz Foods Co.
3.875% due 05/15/2027		4,123	4,194

Las Vegas Sands Corp.
3.200% due 08/08/2024		1,400	1,338
3.500% due 08/18/2026		1,500	1,415
3.900% due 08/08/2029		1,200	1,102

Live Nation Entertainment, Inc.
3.750% due 01/15/2028		1,500	1,414

Magallanes, Inc.
3.428% due 03/15/2024		11,600	11,672
3.528% due 03/15/2024		25,000	24,996
3.638% due 03/15/2025		5,800	5,841
3.788% due 03/15/2025		13,400	13,406

Marriott International, Inc.
4.625% due 06/15/2030		236	245

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		2,970	2,532
5.625% due 07/17/2027		6,600	5,974
5.750% due 07/21/2028		900	797

MGM China Holdings Ltd.
4.750% due 02/01/2027		400	352
5.875% due 05/15/2026		400	366

Micron Technology, Inc.
4.663% due 02/15/2030		1,425	1,492

Mileage Plus Holdings LLC
6.500% due 06/20/2027		11,867	12,386

Mitchells & Butlers Finance PLC
1.276% (US0003M + 0.450%) due 12/15/2030 ~		5,393	5,042
6.013% due 12/15/2030	GBP	301	415

NCL Corp. Ltd.
5.875% due 02/15/2027		$1,931	1,905

Netflix, Inc.
3.625% due 06/15/2030	EUR	1,900	2,230
3.875% due 11/15/2029		4,709	5,666
4.625% due 05/15/2029		1,600	2,001
4.875% due 06/15/2030		$1,400	1,496
5.375% due 11/15/2029		410	445

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nielsen Finance LLC
5.625% due 10/01/2028		$1,000	$1,008

Nissan Motor Co. Ltd.
3.201% due 09/17/2028	EUR	4,500	5,015
3.522% due 09/17/2025		$9,500	9,322
4.345% due 09/17/2027		23,270	22,973
4.810% due 09/17/2030		5,600	5,563

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (c)		957	1,082

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/02/2022 (g)(j)		920	8

Oi Movel SA
8.750% due 07/30/2026		8,280	8,460

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025		1,791	1,847

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^(d)		3,300	231
5.500% due 04/12/2037 ^(d)		4,350	283
6.000% due 05/16/2024 ^(d)		1,810	127
6.000% due 11/15/2026 ^(d)		3,434	253
9.000% due 11/17/2022		100	7
9.750% due 05/17/2035 ^(d)		840	56

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	1,000	981
5.950% due 01/28/2031		$9,331	8,626
6.700% due 02/16/2032		25,103	23,874
6.750% due 09/21/2047		56	46
6.950% due 01/28/2060		3,800	3,090
7.690% due 01/23/2050		1,050	919

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		44,282	45,444

Prosus NV
1.207% due 01/19/2026	EUR	4,077	4,158
1.288% due 07/13/2029		9,400	8,692
3.257% due 01/19/2027		$6,600	6,040

RAC Bond Co. PLC
4.565% due 05/06/2046	GBP	4,000	5,331

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026		$82,583	86,480

Rolls-Royce PLC
1.625% due 05/09/2028	EUR	200	197
3.375% due 06/18/2026	GBP	3,161	3,934
3.625% due 10/14/2025		$9,555	9,281
4.625% due 02/16/2026	EUR	16,872	19,660
5.750% due 10/15/2027		$1,100	1,131
5.750% due 10/15/2027	GBP	7,843	10,767

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023		$13,400	13,968
10.875% due 06/01/2023		3,432	3,656
11.500% due 06/01/2025		40,686	44,751

Sands China Ltd.
2.550% due 03/08/2027		9,800	8,560
3.800% due 01/08/2026		2,900	2,759
4.375% due 06/18/2030		1,400	1,271
5.125% due 08/08/2025		26,853	26,752
5.400% due 08/08/2028		3,500	3,448

Scientific Games International, Inc.
8.250% due 03/15/2026		1,000	1,041

Seagate HDD Cayman
3.375% due 07/15/2031		4,700	4,189

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025		437	457

Southwest Airlines Co. Pass-Through Trust
6.650% due 08/01/2022		30	30

Sprint Spectrum Co. LLC
4.738% due 03/20/2025		2,925	2,988
5.152% due 09/20/2029		3,186	3,358

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	5,000	5,196

Studio City Finance Ltd.
5.000% due 01/15/2029		$1,600	1,221
6.000% due 07/15/2025		200	183

Surgery Center Holdings, Inc.
10.000% due 04/15/2027 (n)		46,033	48,408

128	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Syngenta Finance NV
3.375% due 04/16/2026	EUR	1,200	$1,357
4.441% due 04/24/2023		$6,400	6,489
4.892% due 04/24/2025		1,500	1,528
5.182% due 04/24/2028		5,000	5,172

T-Mobile USA, Inc.
2.250% due 02/15/2026		8,300	7,830
2.625% due 04/15/2026		23,500	22,476

TD SYNNEX Corp.
1.750% due 08/09/2026		2,600	2,385
2.375% due 08/09/2028		2,800	2,526

Tenet Healthcare Corp.
4.625% due 07/15/2024		11	11
6.750% due 06/15/2023		70,320	73,324

Times Square Hotel Trust
8.528% due 08/01/2026		147	150

Topaz Solar Farms LLC
4.875% due 09/30/2039		495	526
5.750% due 09/30/2039		3,889	4,279

Transocean Guardian Ltd.
5.875% due 01/15/2024		99	95

Transocean Pontus Ltd.
6.125% due 08/01/2025		25	25

Transocean, Inc.
7.250% due 11/01/2025		1,482	1,291
7.500% due 01/15/2026		1,268	1,103
8.000% due 02/01/2027		1,461	1,240

TripAdvisor, Inc.
7.000% due 07/15/2025		3,800	3,930

Triumph Group, Inc.
6.250% due 09/15/2024		4,525	4,510

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		713	683
4.625% due 12/03/2026		237	229

U.S. Foods, Inc.
6.250% due 04/15/2025		5,000	5,131

U.S. Renal Care, Inc.
10.625% due 07/15/2027		533	509

UAL Pass-Through Trust
6.636% due 01/02/2024		1,543	1,544

Uber Technologies, Inc.
4.500% due 08/15/2029		20,100	18,881
6.250% due 01/15/2028		7,600	7,868
7.500% due 05/15/2025		22,737	23,751
7.500% due 09/15/2027		1,200	1,281

United Airlines Pass-Through Trust
2.700% due 11/01/2033		1,310	1,203
4.150% due 10/11/2025		174	175
4.300% due 02/15/2027		502	503
5.875% due 04/15/2029		33,340	34,566

United Airlines, Inc.
4.375% due 04/15/2026		6,564	6,466
4.625% due 04/15/2029		10,800	10,284

United Group BV
4.875% due 07/01/2024	EUR	7,040	7,788

Univision Communications, Inc.
5.125% due 02/15/2025		$11,657	11,682
6.625% due 06/01/2027		2,464	2,584
9.500% due 05/01/2025		777	817

Usiminas International SARL
5.875% due 07/18/2026		900	923

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (c)		239	248

Vale Overseas Ltd.
6.250% due 08/10/2026		3,045	3,346
6.875% due 11/21/2036		406	491
6.875% due 11/10/2039		1,100	1,345

Viking Cruises Ltd.
13.000% due 05/15/2025		8,300	9,238

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		600	549

VOC Escrow Ltd.
5.000% due 02/15/2028		3,000	2,796

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	5,100	5,373

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Weir Group PLC
2.200% due 05/13/2026		$11,800	$11,037

Western Midstream Operating LP
1.844% (US0003M + 1.850%) due 01/13/2023 ~		1,280	1,267

Windstream Escrow LLC
7.750% due 08/15/2028		135	138

Wynn Las Vegas LLC
4.250% due 05/30/2023		800	799
5.250% due 05/15/2027		6,190	6,001
5.500% due 03/01/2025		12,300	12,317

Wynn Macau Ltd.
4.875% due 10/01/2024		16,160	15,164
5.125% due 12/15/2029		600	510
5.500% due 01/15/2026		25,600	23,323
5.500% due 10/01/2027		3,700	3,207
5.625% due 08/26/2028		9,800	8,532

Wynn Resorts Finance LLC
7.750% due 04/15/2025		18,479	19,208

Yellowstone Energy LP
5.750% due 12/31/2026 «		1,458	1,576

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		2,653	2,446

			1,585,078

UTILITIES 4.3%

Gazprom Neft OAO Via GPN Capital SA
4.375% due 09/19/2022		1,815	635
6.000% due 11/27/2023		7,815	2,735

Gazprom PJSC via Gaz Finance PLC
2.950% due 04/15/2025	EUR	65,900	27,703

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024		$2,000	2,007

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(c)		1,988	1,119

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		6	6

Pacific Gas & Electric Co.
1.338% (SOFRINDX + 1.150%) due 11/14/2022 ~		18,900	18,907
1.367% due 03/10/2023		51,325	50,447
1.700% due 11/15/2023		35,000	34,137
1.750% due 06/16/2022		3,206	3,203
2.100% due 08/01/2027		14,923	13,434
2.500% due 02/01/2031		200	173
2.950% due 03/01/2026		3,866	3,679
3.150% due 01/01/2026		28,529	27,505
3.250% due 06/15/2023		7,349	7,340
3.250% due 02/16/2024		41,700	41,534
3.250% due 06/01/2031		28,900	26,183
3.300% due 03/15/2027		1,510	1,452
3.300% due 12/01/2027		6,710	6,341
3.400% due 08/15/2024		5,892	5,842
3.450% due 07/01/2025		10,221	9,981
3.500% due 06/15/2025		11,026	10,771
3.750% due 02/15/2024		12,732	12,783
3.750% due 07/01/2028		5,599	5,369
3.750% due 08/15/2042		140	114
4.000% due 12/01/2046		32	27
4.250% due 08/01/2023		7,619	7,697
4.300% due 03/15/2045		479	409
4.450% due 04/15/2042		888	790
4.500% due 07/01/2040		2,303	2,102
4.500% due 12/15/2041		432	387
4.550% due 07/01/2030		11,197	11,127
4.600% due 06/15/2043		132	118
4.650% due 08/01/2028		800	801
4.750% due 02/15/2044		645	585
4.950% due 07/01/2050		12,225	11,563

Rio Oil Finance Trust
8.200% due 04/06/2028		365	393
9.250% due 07/06/2024		552	579
9.750% due 01/06/2027		132	145

Sprint Communications, Inc.
6.000% due 11/15/2022		11,458	11,730

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Corp.
7.125% due 06/15/2024	$38,235	$41,057
7.625% due 02/15/2025	1,090	1,189
7.625% due 03/01/2026	122	138
7.875% due 09/15/2023	69,973	74,433

Transocean Phoenix 2 Ltd.
7.750% due 10/15/2024	24	25

Transocean Poseidon Ltd.
6.875% due 02/01/2027	563	558

Transocean Proteus Ltd.
6.250% due 12/01/2024	5	5

		479,258

Total Corporate Bonds & Notes (Cost $3,324,217)		3,107,517

CONVERTIBLE BONDS & NOTES 0.2%

BANKING & FINANCE 0.2%

Apollo Commercial Real Estate Finance, Inc.
5.375% due 10/15/2023	17,228	17,228

INDUSTRIALS 0.0%

DISH Network Corp.
2.375% due 03/15/2024	4,400	4,131

Total Convertible Bonds & Notes (Cost $21,869)		21,359

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	50	55

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	20	23

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	125	133

		211

PUERTO RICO 0.0%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	197	106

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (g)	51	30
4.000% due 07/01/2033	40	39
4.000% due 07/01/2035	36	34
4.000% due 07/01/2037	31	29
4.000% due 07/01/2041	42	40
4.000% due 07/01/2046	43	41

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (g)	20	19
5.250% due 07/01/2023	44	45

		383

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	455	459

Total Municipal Bonds & Notes (Cost $1,042)		1,053

U.S. GOVERNMENT AGENCIES 24.6%

Fannie Mae
0.537% due 09/25/2042 •	6	6
2.448% due 09/01/2037 •	1,946	2,059
6.000% due 04/25/2043	5	5

Fannie Mae, TBA
3.000% due 06/01/2040	154,000	150,110

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	129

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.730% due 01/25/2031 ~(a)	$274,659	$6,708
2.645% due 12/25/2047 ~	766	765
2.679% due 10/25/2046 ~	684	654
3.500% due 11/01/2046	652	665
4.000% due 08/01/2047	1,374	1,417

Ginnie Mae
1.625% due 07/20/2045 - 12/20/2045 •	2,687	2,736
5.000% due 01/20/2049	12	13

Ginnie Mae, TBA
2.500% due 04/01/2052	64,500	62,562
3.500% due 05/01/2052 - 06/01/2052	83,700	83,733
4.000% due 04/01/2052 - 05/01/2052	32,900	33,473
5.000% due 04/01/2052	55,500	58,045

Uniform Mortgage-Backed Security
2.000% due 11/01/2036 - 03/01/2052	150,883	146,294
2.500% due 09/01/2040 - 02/01/2051	522,208	500,528
3.000% due 03/01/2030 - 03/01/2050	86,928	87,365
3.500% due 08/01/2047 - 08/01/2051	53,525	53,971
4.000% due 06/01/2038 - 07/01/2051	72,447	74,124
4.500% due 07/01/2023 - 10/01/2048	937	975

Uniform Mortgage-Backed Security, TBA
2.000% due 04/01/2052	128,900	119,671
2.500% due 04/01/2052	53,190	50,751
3.000% due 04/01/2052 - 05/01/2052	209,600	204,601
3.500% due 05/01/2052 - 06/01/2052	753,552	751,412
4.000% due 04/01/2052 - 05/01/2052	321,131	327,028
4.500% due 05/01/2052	14,500	14,974

Total U.S. Government Agencies (Cost $2,811,718)		2,734,645

U.S. TREASURY OBLIGATIONS 7.9%

U.S. Treasury Bonds
2.750% due 08/15/2047	1,000	1,037
3.000% due 08/15/2048	80	88
3.000% due 02/15/2049	10	11

U.S. Treasury Inflation Protected Securities (i)
0.125% due 07/15/2030	41,000	43,513
0.125% due 07/15/2031	63,383	67,471
0.250% due 07/15/2029 (p)	71,323	76,190
0.250% due 02/15/2050	7,216	7,588
0.375% due 01/15/2027 (p)	3,210	3,404
0.375% due 07/15/2027 (p)	873	931
0.625% due 02/15/2043	978	1,092
0.750% due 07/15/2028 (p)	31,187	34,127
0.750% due 02/15/2042	995	1,138
0.750% due 02/15/2045	5,490	6,310
0.875% due 01/15/2029 (p)	34,433	38,041
0.875% due 02/15/2047	6,870	8,234
1.000% due 02/15/2046	2,966	3,614
1.000% due 02/15/2048	6,611	8,217
1.000% due 02/15/2049	24,350	30,491
1.375% due 02/15/2044	965	1,238
2.125% due 02/15/2040	520	736
2.125% due 02/15/2041	513	726

U.S. Treasury Notes
0.875% due 11/15/2030	129,800	114,975
1.125% due 02/29/2028 (p)	2,356	2,185
1.125% due 02/15/2031	25,092	22,663
2.375% due 03/31/2029	174,500	174,009
2.375% due 05/15/2029 (p)	196,800	196,285
2.500% due 01/31/2025 (p)(r)	23,130	23,129
2.625% due 01/31/2026 (p)	12,600	12,650

Total U.S. Treasury Obligations (Cost $891,872)		880,093

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 19.6%

225 Liberty Street Trust
4.501% due 02/10/2036		$10,490	$10,320
4.649% due 02/10/2036 ~		28,850	27,689

Adjustable Rate Mortgage Trust
2.660% due 10/25/2035 ^~		125	123
2.666% due 11/25/2035 ^~		78	67
2.773% due 08/25/2035 ~		63	63

American Home Mortgage Assets Trust
0.582% due 03/25/2047 ~		2,753	2,599
0.647% due 12/25/2046 ^•		4,657	4,103
1.081% due 10/25/2046 •		3,751	3,022

American Home Mortgage Investment Trust
1.357% due 09/25/2035 •		960	931
2.579% due 12/25/2035 •		8,663	2,594
6.700% due 06/25/2036 þ		7,011	1,518
7.100% due 06/25/2036 þ		3,820	826

Ashford Hospitality Trust
1.647% due 04/15/2035 •		10,000	9,802
1.847% due 06/15/2035 •		3,000	2,972
2.247% due 06/15/2035 •		6,000	5,848
2.497% due 04/15/2035 •		14,595	14,152
3.147% due 06/15/2035 •		6,600	6,397

Atrium Hotel Portfolio Trust
2.047% due 12/15/2036 •		6,560	6,406
2.347% due 12/15/2036 •		7,040	6,841
2.697% due 06/15/2035 •		2,221	2,159

Austin Fairmont Hotel Trust
1.647% due 09/15/2032 •		12,155	11,955
1.847% due 09/15/2032 •		4,000	3,915
2.647% due 09/15/2032 ~		3,000	2,864

Avon Finance PLC
1.197% due 09/20/2048 •	GBP	19,710	25,881
1.797% due 09/20/2048 •		2,700	3,545
2.297% due 09/20/2048 •		2,700	3,544
2.797% due 09/20/2048 •		2,000	2,625

BAMLL Commercial Mortgage Securities Trust
1.997% due 04/15/2036 •		$4,635	4,583
2.097% due 09/15/2034 ~		3,370	3,294
2.397% due 09/15/2038 •		6,000	5,931
2.547% due 03/15/2037 •		6,500	6,475
2.897% due 03/15/2034 •		21,057	20,693
3.147% due 09/15/2038 •		16,700	16,500

BAMLL Re-REMIC Trust
5.796% due 06/17/2050 ~		100	36

Banc of America Alternative Loan Trust
5.913% due 10/25/2036 ~		2,550	961

Banc of America Commercial Mortgage Trust
5.823% due 02/10/2051 ~		791	794

Banc of America Funding Trust
0.829% due 12/20/2046 ^•		6,151	6,077
2.583% due 09/20/2035 ^~		33	31
2.717% due 05/20/2036 ^~		53	52
6.388% due 04/25/2037 ^þ		111	110

Banc of America Mortgage Trust
2.802% due 11/20/2046 ^~		218	207
2.948% due 01/25/2036 ^~		18	17

Barclays Commercial Mortgage Securities Trust
1.647% due 10/15/2037 •		3,000	2,940
2.788% due 07/15/2037 ~		6,576	6,427

Barclays Commercial Real Estate Trust
4.563% due 08/10/2033 ~		2,520	2,391

BCAP LLC Trust
0.637% due 03/25/2037 •		2,569	2,454
2.918% due 03/27/2036 ~		713	573
3.161% due 10/26/2037 ~		666	670
6.500% due 06/26/2037 ~		7,568	2,778

Bear Stearns Adjustable Rate Mortgage Trust
2.711% due 01/25/2035 ~		3	3

Bear Stearns ALT-A Trust
2.677% due 11/25/2035 ^~		430	413
3.275% due 09/25/2047 ~		13,880	9,841

Bear Stearns Commercial Mortgage Securities Trust
5.312% due 06/11/2041 ~		107	106

Bear Stearns Structured Products, Inc. Trust
2.728% due 01/26/2036 ^~		324	279

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Benchmark Mortgage Trust
3.294% due 12/15/2062 ~	$11,595	$10,984
3.509% due 09/15/2048 ~	3,000	2,827

BHP Trust
1.720% due 08/15/2036 •	2,975	2,927

Braemar Hotels & Resorts Trust
1.647% due 06/15/2035 •	3,344	3,300

BWAY Mortgage Trust
2.597% due 09/15/2036 •	7,124	7,052
3.247% due 09/15/2036 •	8,195	8,103

BX Commercial Mortgage Trust
2.043% due 10/15/2036 •	13,200	12,948
2.292% due 10/15/2036 •	14,600	14,305

BX Trust
2.367% due 05/15/2035 •	6,285	6,143
2.817% due 05/15/2035 ~	11,541	11,227

Cascade Funding Mortgage Trust
4.000% due 10/25/2068 ~	2,748	2,755

Chase Mortgage Finance Trust
2.550% due 02/25/2037 ~	556	561
5.500% due 12/25/2022 ^	533	287
6.000% due 05/25/2036	11,936	7,374

Citicorp Mortgage Securities Trust
6.000% due 05/25/2037	1,057	1,035

Citigroup Commercial Mortgage Trust
1.497% due 07/15/2030 •	939	937
2.297% due 10/15/2036 •	15,070	14,919
2.697% due 10/15/2036 •	19,910	19,686
3.297% due 10/15/2036 •	13,270	13,122
3.518% due 05/10/2035 ~	256	252

Citigroup Mortgage Loan Trust
3.036% due 11/25/2038 ~	36	36

Citigroup Mortgage Loan Trust, Inc.
1.000% due 02/01/2072 «	1,220	1,219
4.083% due 05/01/2060 «	396,150	400,950

CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^	50	50

Colony Mortgage Capital Ltd.
1.875% due 11/15/2038 •	7,850	7,729
3.118% due 11/15/2038 •	8,000	7,807

Commercial Mortgage Trust
1.947% due 06/15/2034 •	9,358	8,961

Countrywide Alternative Loan Trust
0.649% due 07/20/2046 ^•	99	76
0.729% due 09/20/2046 ~	992	680
0.777% due 07/25/2036 •	24	133
0.817% due 04/25/2046 •	1,330	1,311
0.857% due 02/25/2036 •	133	90
1.101% due 08/25/2046 •	2,001	1,945
1.194% due 11/25/2036 •	1	0
1.467% due 11/20/2035 ^~	30	17
1.521% due 11/25/2047 ^•	937	854
5.000% due 08/25/2035	2,924	2,304
5.500% due 04/25/2035	1,046	871
5.500% due 12/25/2035	227	221
5.500% due 03/25/2036 ^	43	25
6.000% due 12/25/2034	896	875
6.000% due 03/25/2036 ^	415	255
6.000% due 08/25/2036 •	550	548
6.000% due 03/25/2037 ^	995	536
6.000% due 05/25/2037 ^	2,788	1,740

Countrywide Home Loan Mortgage Pass-Through Trust
0.727% due 04/25/2035 •	144	137
1.097% due 03/25/2035 •	73	66
2.407% due 10/20/2034 ~	171	171
2.531% due 04/25/2035 ~	114	98
2.851% due 09/20/2036 ^~	859	817
3.117% due 02/20/2036 ^~	36	30
3.321% due 11/25/2037 ~	18,884	18,308
5.500% due 11/25/2035 ^	32	23
6.000% due 02/25/2037 ^	6,396	3,341

Countrywide Home Loan Reperforming REMIC Trust
0.817% due 03/25/2035 ^•	2,866	2,768

Credit Suisse Commercial Mortgage Trust
5.523% due 01/15/2049 ~	15,000	17,945

130	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
0.420% due 03/25/2032 ~		$25	$24
6.000% due 01/25/2036 ^		199	155

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		34,586	27,688

Credit Suisse Mortgage Capital Trust
1.926% due 07/27/2061 ~		34,661	32,982
2.197% due 07/15/2038 •		4,460	4,348
2.215% due 11/25/2061 ~		4,540	4,426
2.297% due 07/15/2032 •		2,537	2,444
2.697% due 07/15/2038 •		7,000	6,764
2.932% due 07/25/2050 ~		7,335	7,485
3.196% due 07/10/2034 ~		7,137	7,121

CRSNT Commercial Mortgage Trust
1.600% due 04/15/2036 •		16,000	15,758
1.950% due 04/15/2036 •		9,000	8,852

DBGS Mortgage Trust
3.047% due 10/15/2036 •		19,393	19,150

DBWF Mortgage Trust
2.849% due 12/19/2030 •		30,811	30,212

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.757% due 03/25/2037 ^•		230	231

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.369% due 10/25/2036 ^þ		68	65
6.386% due 10/25/2036 ^þ		68	65

Downey Savings & Loan Association Mortgage Loan Trust
0.759% due 10/19/2036 ^•		293	197

Dragon Finance BV
1.074% due 07/13/2023 ~	GBP	1,327	1,719

DROP Mortgage Trust
2.650% due 04/15/2026 •		$5,900	5,709

Eurosail PLC
1.722% due 09/13/2045 •	GBP	2,070	2,678

Extended Stay America Trust
0.513% due 07/15/2038 ~(a)		$2,331,350	3,391
1.477% due 07/15/2038 •		62,118	61,461
2.647% due 07/15/2038 •		7,962	7,862

First Horizon Mortgage Pass-Through Trust
2.683% due 02/25/2036 ~		15	14
5.750% due 05/25/2037 ^		77	44

FWD Securitization Trust
2.810% due 06/25/2049 ~		402	401

GS Mortgage Securities Corp. Trust
2.047% due 12/15/2036 •		3,182	3,150
2.197% due 07/15/2025 •		7,135	6,998
2.297% due 12/15/2036 •		3,614	3,559
2.347% due 08/15/2032 •		4,748	4,601
2.497% due 07/15/2025 •		52,938	51,854
2.537% due 06/15/2038 •		19,347	19,017
2.897% due 12/15/2036 •		1,000	980

GS Mortgage-Backed Securities Trust
0.000% due 01/25/2061 ~(a)		269,341	19,288
0.140% due 01/25/2061 ~(a)		263,769	1,498
1.000% due 01/25/2061 ~		1,191	1,175
2.750% due 01/25/2061 ~		227,023	222,544
3.250% due 01/25/2061 ~		12,636	12,019
3.500% due 01/25/2061 ~		8,832	8,785
3.875% due 01/25/2061 ~		7,473	7,475
4.250% due 01/25/2061 ~		4,076	4,015
4.750% due 01/25/2061 ~		3,533	3,506
5.300% due 01/25/2061 ~		3,445	3,540

GSMPS Mortgage Loan Trust
3.460% due 06/25/2034 ~		1,954	1,881

GSR Mortgage Loan Trust
2.798% due 11/25/2035 ~		6	6

HarborView Mortgage Loan Trust
2.073% due 06/19/2045 ^•		778	430

Harvest Commercial Capital Loan Trust
3.290% due 09/25/2046 ~		5,084	4,933

Hawaii Hotel Trust
2.397% due 05/15/2038 •		5,810	5,713
2.556% due 05/15/2038 •		58,016	56,809

Impac CMB Trust
5.216% due 12/25/2032 þ		224	223

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac Secured Assets Trust
1.097% due 03/25/2036 •	$1,622	$1,423

IMT Trust
1.097% due 06/15/2034 •	211	210
1.347% due 06/15/2034 ~	231	229
1.497% due 06/15/2034 •	141	140

Independence Plaza Trust
4.356% due 07/10/2035	1,600	1,547

IndyMac INDA Mortgage Loan Trust
3.384% due 08/25/2037 ~	104	105

IndyMac INDX Mortgage Loan Trust
0.637% due 01/25/2037 •	9,639	9,556
2.922% due 09/25/2035 ^~	57	53
2.941% due 05/25/2037 ^~	1,335	1,232
3.054% due 05/25/2037 ^~	1,570	1,159

InTown Hotel Portfolio Trust
2.047% due 01/15/2033 •	250	249
3.897% due 01/15/2033 •	11,695	11,651

J.P. Morgan Chase Commercial Mortgage Securities Corp.
2.507% due 05/15/2034 •	5,900	5,873
2.897% due 05/15/2034 •	1,086	1,075

J.P. Morgan Chase Commercial Mortgage Securities Trust
3.756% due 01/05/2031 ~	5,000	4,979

JP Morgan Alternative Loan Trust
2.659% due 05/25/2036 ^~	112	80
2.694% due 12/25/2036 ~	46	45
2.719% due 10/25/2036 ~	7,735	7,462
2.808% due 12/25/2035 ^~	489	401

JP Morgan Chase Commercial Mortgage Securities Trust
1.897% due 12/15/2036 ~	3,810	3,670
1.997% due 09/15/2029 •	6,000	5,888
2.247% due 09/15/2029 •	6,258	6,096
6.111% due 02/12/2051 ~	366	1,660

JP Morgan Mortgage Trust
2.314% due 07/25/2035 ~	18	19
2.661% due 06/25/2037 ^~	266	217
2.902% due 08/25/2036 ^~	717	639
3.067% due 05/25/2036 ~	274	243
6.500% due 09/25/2035	154	137

Lavender Trust
6.250% due 10/26/2036	1,105	729

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ	16,892	16,394
1.892% due 10/25/2066 þ	6,233	6,054
1.991% due 09/25/2060 ~	3,751	3,736

Lehman Mortgage Trust
6.000% due 08/25/2036 ^	449	432
6.000% due 09/25/2037 ^	123	121

Lehman XS Trust
0.817% due 12/25/2036 •	8,548	8,732
0.837% due 09/25/2046 •	197	196

LUXE Commercial Mortgage Trust
2.147% due 10/15/2038 •	16,839	16,637

MASTR Adjustable Rate Mortgages Trust
0.667% due 04/25/2046 •	235	220

MASTR Alternative Loan Trust
6.750% due 07/25/2036	407	205

MASTR Reperforming Loan Trust
8.000% due 08/25/2034	1,953	1,929

MBRT
2.847% due 11/15/2036 •	31,811	31,214

Merrill Lynch Alternative Note Asset Trust
1.057% due 03/25/2037 •	638	218

Merrill Lynch Mortgage Investors Trust
1.177% due 08/25/2035 •	1,900	1,861
2.591% due 11/25/2035 •	41	41

MFT Trust
3.358% due 02/10/2042	5,000	4,531
3.477% due 02/10/2042 ~	6,815	6,096

Morgan Stanley Bank of America Merrill Lynch Trust
4.750% due 12/15/2046 ~	3,221	3,188

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Capital Trust
1.797% due 11/15/2034 •		$5,400	$5,354
2.597% due 11/15/2034 •		20,993	20,721
3.744% due 12/15/2036 •		9,000	8,878
5.567% due 10/12/2052 ~		2,263	2,377

Morgan Stanley Mortgage Capital Holdings Trust
3.740% due 09/13/2039 ~		1,957	1,837

Mortgage Equity Conversion Asset Trust
2.010% due 01/25/2042 •		9,442	8,855

MRCD Mortgage Trust
2.718% due 12/15/2036		9,050	8,469

Natixis Commercial Mortgage Securities Trust
1.447% due 11/15/2034 •		4,000	3,915
1.647% due 11/15/2034 •		4,000	3,895
4.058% due 04/10/2037 ~		21,999	20,967
4.773% due 06/17/2038 ~		11,200	10,670

New Orleans Hotel Trust
1.386% due 04/15/2032 •		3,300	3,237
1.986% due 04/15/2032 •		530	517

New Residential Mortgage Loan Trust
3.500% due 10/25/2059 ~		2,695	2,680

Nomura Asset Acceptance Corp. Alternative Loan Trust
0.647% due 06/25/2037 •		4,101	3,511
3.137% due 04/25/2036 ^~		2,190	1,990

Nomura Resecuritization Trust
1.357% due 01/25/2037 •		25,577	25,023

Pepper Residential Securities Trust
1.368% due 11/18/2060 •		1,235	1,235

PRET LLC
1.843% due 09/25/2051 þ		37,482	35,912
2.487% due 10/25/2051 ~		4,821	4,697

Pretium Mortgage Credit Partners LLC
1.992% due 02/25/2061 þ		2,874	2,750

RBSSP Resecuritization Trust
2.906% due 01/26/2036 ~		3,765	3,457

Real Estate Asset Liquidity Trust
2.419% due 06/12/2054 ~	CAD	2,971	2,349

Residential Accredit Loans, Inc. Trust
0.777% due 01/25/2037 •		$12,420	11,773
0.837% due 07/25/2036 •		165	167
0.991% due 09/25/2046 •		4,336	4,150
1.501% due 09/25/2045 •		223	215
6.000% due 09/25/2036 ^		391	229

Residential Funding Mortgage Securities, Inc. Trust
4.201% due 08/25/2036 ^~		25	23

RESIMAC Bastille Trust
1.219% due 09/05/2057 •		1,076	1,076

RMAC PLC
0.795% due 06/12/2046 •	GBP	301	396

Sequoia Mortgage Trust
1.229% due 09/20/2034 •		$239	227

SFO Commercial Mortgage Trust
2.797% due 05/15/2038 •		22,410	21,826
3.297% due 05/15/2038 •		5,000	4,848

Starwood Mortgage Trust
2.097% due 04/15/2034 •		7,734	7,630
2.647% due 04/15/2034 ~		10,000	9,860

Stratton Mortgage Funding PLC
0.992% due 07/20/2060 •	GBP	16,686	21,925

Structured Adjustable Rate Mortgage Loan Trust
0.757% due 02/25/2037 •		$2,953	2,989
2.841% due 09/25/2035 ~		168	161

Structured Asset Mortgage Investments Trust
0.717% due 03/25/2037 •		1,134	438
0.997% due 08/25/2035 •		314	299

Structured Asset Securities Corp.
0.707% due 07/25/2035 •		16,013	15,582
0.717% due 05/25/2043 •		9,421	8,886

Structured Asset Securities Corp. Mortgage Loan Trust
0.707% due 05/25/2036 •		16,398	13,552

Sutherland Commercial Mortgage Loans
3.192% due 05/25/2037 ~		373	372

TBW Mortgage-Backed Trust
0.817% due 01/25/2037 •		15,975	5,064
6.470% due 09/25/2036 ^þ		473	24

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	131

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tharaldson Hotel Portfolio Trust
2.590% due 11/11/2034 •		$1,173	$1,147

Trinity Square PLC
1.486% due 07/15/2059 •	GBP	9,700	12,773
1.786% due 07/15/2059 •		2,800	3,663
2.086% due 07/15/2059 •		1,900	2,476
2.836% due 07/15/2059 •		900	1,172

Uropa Securities PLC
0.849% due 10/10/2040 •		3,127	3,855

VASA Trust
1.647% due 07/15/2039 •		$8,000	7,833
2.147% due 07/15/2039 •		10,000	9,798

Wachovia Bank Commercial Mortgage Trust
5.315% due 02/15/2051 ~		371	286

Waikiki Beach Hotel Trust
1.877% due 12/15/2033 •		5,000	4,884
2.427% due 12/15/2033 •		8,650	8,411

WaMu Commercial Mortgage Securities Trust
1.657% due 11/23/2043 ~		1,948	1,935
2.316% due 03/23/2045 ~		12,845	12,753

WaMu Mortgage Pass-Through Certificates Trust
0.914% due 12/25/2046 ~		146	139
1.017% due 11/25/2045 •		378	361
1.341% due 11/25/2042 •		56	55
1.437% due 11/25/2034 •		269	258
2.382% due 09/25/2033 ~		27	26
2.795% due 02/25/2037 ^~		205	193

Warwick Finance Residential Mortgages PLC
1.250% due 12/21/2049 ~	GBP	14,242	18,728

Wells Fargo Commercial Mortgage Trust
1.237% due 12/13/2031 •		$5,100	5,042
1.487% due 12/13/2031 •		4,200	4,129
2.232% due 12/13/2031 •		100	96
2.487% due 02/15/2037 •		2,200	2,117

Wells Fargo Mortgage-Backed Securities Trust
2.382% due 09/25/2033 ~		32	32
2.653% due 11/25/2037 ^~		190	187
2.715% due 04/25/2036 ^~		694	685

ZH Trust
2.253% due 02/18/2027		3,600	3,558
2.349% due 10/17/2027		23,700	23,373

Total Non-Agency Mortgage-Backed Securities (Cost $2,259,851)			2,189,868

ASSET-BACKED SECURITIES 9.5%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ		2,276	2,187

Aames Mortgage Trust
6.950% due 11/25/2031 þ		996	902
7.150% due 01/25/2032 þ		368	350

AccessLex Institute
0.430% due 09/26/2033 •		2,217	2,152

Accredited Mortgage Loan Trust
0.717% due 09/25/2036 •		1,278	1,261

ACE Securities Corp. Home Equity Loan Trust
1.222% due 08/25/2035 •		18	19

Ameriquest Mortgage Securities Trust
0.967% due 04/25/2036 ~		2,649	2,631

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.807% due 03/25/2033 ~		184	183
3.312% due 06/25/2033 ^•		1,597	1,554

Ares European CLO DAC
1.120% due 10/21/2033 •	EUR	24,950	27,541

Argent Securities Trust
0.757% due 06/25/2036 •		$1,226	429
0.837% due 03/25/2036 •		5,775	5,507
0.937% due 07/25/2036 •		1,128	447

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.407% due 05/25/2034 •		793	755

Ayresome CDO Ltd.
0.940% due 12/08/2045 •		2,552	2,485

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bastille Euro CLO DAC
1.150% due 01/15/2034 •	EUR	50,000	$55,146

Bear Stearns Asset-Backed Securities Trust
0.697% due 06/25/2047 •		$420	419
0.807% due 06/25/2047 •		25,753	22,951
2.057% due 10/25/2037 •		37,194	37,030
2.407% due 08/25/2035 •		14,923	14,968

Black Diamond CLO DAC
0.650% due 10/03/2029 •	EUR	690	760

BlueMountain Fuji EUR CLO DAC
0.910% due 01/15/2033 •		10,200	11,100

Bosphorus CLO DAC
0.820% due 12/15/2030 •		2,900	3,195

Capitalsource Real Estate Loan Trust
0.881% due 01/20/2037 •		$1,455	1,306
0.981% due 01/20/2037 ~		650	597
1.081% due 01/20/2037 •		400	217

Carrington Mortgage Loan Trust
1.447% due 06/25/2035 •		31,066	30,737
2.257% due 05/25/2035 •		15,328	14,396

Castlelake Aircraft Securitization Trust
4.125% due 06/15/2043		3,763	3,398

Cavendish Square Funding PLC
1.327% due 02/11/2055 •	EUR	2,238	2,477

Centex Home Equity Loan Trust
1.107% due 03/25/2033 •		$1,950	1,915

CIT Mortgage Loan Trust
1.957% due 10/25/2037 •		14,973	15,019

Citigroup Mortgage Loan Trust, Inc.
0.892% due 11/25/2036 •		370	367
1.117% due 02/25/2035 •		430	424
1.147% due 10/25/2035 ^•		800	773

College Avenue Student Loans LLC
1.657% due 12/26/2047 •		1,483	1,470
2.107% due 11/26/2046 •		652	659
4.130% due 12/26/2047		2,003	1,991

Conseco Finance Corp.
6.280% due 09/01/2030		1,607	1,636
7.500% due 03/01/2030 ~		3,046	1,510

Conseco Finance Securitizations Corp.
1.981% due 09/01/2033 •		3,118	3,093
7.954% due 12/01/2033 ~		2,208	2,272

Countrywide Asset-Backed Certificates
0.597% due 06/25/2047 ^•		2,625	2,474
0.657% due 10/25/2047 •		7,336	7,060
0.677% due 05/25/2037 •		28,743	28,020
0.707% due 06/25/2047 •		269	262
0.937% due 04/25/2037 •		47	43
1.157% due 03/25/2036 ^•		6,043	5,538
1.177% due 11/25/2035 •		549	539

Countrywide Asset-Backed Certificates Trust
0.607% due 03/25/2047 ^•		48	47
0.697% due 03/25/2047 ^~		10,109	9,272
0.717% due 04/25/2046 •		2,049	1,922
0.727% due 09/25/2046 •		1,630	1,472
1.807% due 04/25/2035 •		1,232	1,233
2.032% due 12/25/2034 •		1,205	1,191
4.740% due 10/25/2035 ~		1	1
5.499% due 02/25/2035 ~		4,460	4,201

Countrywide Asset-Backed Certificates Trust, Inc.
1.197% due 08/25/2047 •		31,233	30,501

Credit Suisse Mortgage Capital Asset-Backed Trust
1.057% due 09/25/2037 •		12	12

Credit-Based Asset Servicing & Securitization CBO Ltd.
0.729% due 02/16/2041 ~		128,899	4,303
1.166% due 12/15/2034 •		10,770	1,059

Credit-Based Asset Servicing & Securitization LLC
1.237% due 03/25/2034 •		182	179

Credit-Based Asset Servicing & Securitization Trust
0.757% due 07/25/2036 •		6	6

CVC Cordatus Loan Fund DAC
0.780% due 08/15/2032 •	EUR	1,900	2,089

CWHEQ Revolving Home Equity Loan Resuritization Trust
0.637% due 12/15/2035 •		$2,381	2,361
0.657% due 05/15/2034 •		130	130

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ECMC Group Student Loan Trust
1.507% due 05/25/2067 •		$2,220	$2,235

EFS Volunteer LLC
1.108% due 10/25/2035 •		1,062	1,061

Ellington Loan Acquisition Trust
1.557% due 05/25/2037 •		13,527	13,389

EMC Mortgage Loan Trust
3.457% due 11/25/2030 •		4,518	4,535

First Franklin Mortgage Loan Trust
0.757% due 05/25/2036 •		2,698	2,656
0.937% due 04/25/2036 •		7,600	7,172

Fremont Home Loan Trust
0.597% due 11/25/2036 •		4,298	2,899

Glacier Funding CDO Ltd.
0.743% due 11/12/2042 •		92	92

GSAA Home Equity Trust
0.697% due 05/25/2047 •		1,021	742
0.897% due 03/25/2047 •		5,879	2,746
1.357% due 08/25/2037 •		120	121
6.741% due 03/25/2036 þ		4,070	1,594

GSAMP Trust
0.597% due 03/25/2047 •		11,751	11,192
0.627% due 01/25/2037 •		1,171	1,150
0.697% due 09/25/2036 •		9,372	4,310
1.207% due 01/25/2034 •		1,750	1,719

Harley Marine Financing LLC
5.682% due 05/15/2043 «		792	771

Harvest SBA Loan Trust
2.437% due 08/25/2044 •		5,571	5,522

Hildene TruPS Securitization Ltd.
2.240% due 05/22/2039 •		38,499	37,729

Home Equity Loan Trust
0.647% due 04/25/2037 •		14,039	13,480
0.687% due 04/25/2037 •		731	713

Home Equity Mortgage Loan Asset-Backed Trust
0.647% due 04/25/2037 •		7,695	5,816
0.837% due 06/25/2036 •		1,187	1,177

HSI Asset Loan Obligation Trust
0.517% due 12/25/2036 •		60	22

JP Morgan Mortgage Acquisition Corp.
1.042% due 01/25/2036 •		9,226	8,971
1.417% due 06/25/2035 •		7,474	7,275

JP Morgan Mortgage Acquisition Trust
0.667% due 10/25/2036 ~		672	665

Jubilee CLO DAC
0.270% due 07/12/2028 •	EUR	629	696

Laurelin DAC
0.720% due 10/20/2031 •		40,500	44,293

LCCM Trust
1.847% due 11/15/2038 •		$7,400	7,330

Legacy Mortgage Asset Trust
2.197% due 01/28/2070 •		7,304	7,340

Lehman XS Trust
0.697% due 02/25/2037 •		5,256	5,266
0.777% due 02/25/2037 •		2,142	2,146

LendingClub Receivables Trust
4.000% due 07/17/2045		8,868	8,890

Lendingpoint Asset Securitization Trust
1.680% due 06/15/2029		22,017	21,841

LoanCore Issuer Ltd.
1.527% due 05/15/2036 •		5,168	5,152

Long Beach Mortgage Loan Trust
0.757% due 06/25/2036 •		7,945	4,944
0.757% due 09/25/2036 •		11,985	8,676
1.057% due 02/25/2036 •		7,382	6,810
1.087% due 01/25/2046 •		3,565	3,466

Mackay Shields EURO CLO DAC
0.930% due 10/20/2032 •	EUR	2,700	2,957

Marlay Park CLO DAC
0.740% due 10/15/2030 •		4,100	4,509

MASTR Asset-Backed Securities Trust
0.507% due 01/25/2037 •		$290	104

132	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
0.977% due 04/25/2037 •		$690	$462
1.257% due 08/25/2035 •		1,139	1,111

METAL LLC
4.581% due 10/15/2042		3,202	2,663

Morgan Stanley ABS Capital, Inc. Trust
0.937% due 09/25/2036 •		7,167	3,274
0.997% due 03/25/2036 •		3,644	3,589
1.162% due 12/25/2034 •		95	92

National Collegiate Student Loan Trust
0.488% due 10/25/2033 •		2,794	2,747
0.777% due 10/27/2031 •		4,641	4,565
0.937% due 12/26/2033 ~		169	169

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069		4,179	4,043

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.607% due 07/25/2036 •		19,314	18,652
0.787% due 10/25/2036 ^•		2,152	510

NovaStar Mortgage Funding Trust
0.777% due 05/25/2036 •		1,642	1,616
1.372% due 10/25/2035 •		6,654	6,437
2.557% due 12/25/2034 •		74	73

Option One Mortgage Loan Trust Asset-Backed Certificates
1.147% due 11/25/2035 •		2,578	2,542

Ownit Mortgage Loan Trust
0.877% due 01/25/2037 •		1,571	1,545

Pagaya AI Debt Selection Trust
1.530% due 08/15/2029		44,786	43,790
2.030% due 10/15/2029		18,900	18,562

Palisades CDO Ltd.
0.908% due 07/22/2039 •		6,626	6,604

Palmer Square Loan Funding Ltd.
1.159% due 10/24/2027 ~		2,589	2,585

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.192% due 09/25/2035 •		9,711	9,606
1.492% due 05/25/2035 •		7,804	7,429

People’s Choice Home Loan Securities Trust
1.402% due 05/25/2035 ^•		1,221	1,182

PRET LLC
1.868% due 07/25/2051 þ		14,982	14,252
2.487% due 07/25/2051 þ		28,395	27,617
2.487% due 10/25/2051 þ		29,310	28,433

Pretium Mortgage Credit Partners LLC
3.721% due 07/25/2051 þ		29,990	29,480

Purple Finance CLO DAC
0.800% due 01/25/2031 •	EUR	2,100	2,312

Quest Trust
1.037% due 08/25/2036 •		$8,616	7,830

RAAC Trust
1.057% due 06/25/2044 •		1,767	1,605

Residential Asset Securities Corp. Trust
0.697% due 09/25/2036 •		1,484	1,480
0.997% due 07/25/2036 •		1,390	1,296
1.087% due 02/25/2036 •		1,500	1,461
1.432% due 09/25/2035 ~		4,500	4,455

Saranac CLO Ltd.
2.534% due 06/22/2030 •		6,520	6,523

Saxon Asset Securities Trust
0.767% due 09/25/2037 •		5,689	5,554
2.207% due 12/25/2037 •		3,127	3,115

Securitized Asset-Backed Receivables LLC Trust
1.037% due 12/25/2035 •		177	174

Segovia European CLO DAC
0.770% due 01/18/2031 ~	EUR	1,400	1,545
0.770% due 01/18/2031 •		1,100	1,214

SLM Student Loan Trust
1.758% due 04/25/2023 •		$2,312	2,319

SMB Private Education Loan Trust
2.340% due 09/15/2034		4,675	4,613

SoFi Professional Loan Program LLC
1.557% due 10/27/2036 •		97	97
2.630% due 07/25/2040		3,112	3,112

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Soundview Home Loan Trust
0.567% due 01/25/2037 •		$8,769	$7,339
0.607% due 03/25/2037 •		2,920	2,814
0.627% due 07/25/2037 •		5,695	5,269
0.657% due 06/25/2037 •		44,849	35,201
1.407% due 09/25/2037 ~		952	892

Sprite Ltd.
4.250% due 12/15/2037		20	20

Structured Asset Investment Loan Trust
1.177% due 07/25/2035 •		1,886	1,856

Structured Asset Securities Corp. Mortgage Loan Trust
0.837% due 12/25/2035 •		3,477	3,429

Theorem Funding Trust
1.850% due 02/15/2028		8,061	7,966

Towd Point Mortgage Trust
3.750% due 11/25/2058 ~		5,000	4,794
4.000% due 11/25/2058 ~		5,000	4,760

Trainer Wortham First Republic CBO Ltd.
0.831% due 04/10/2037 •		913	910

TruPS Financials Note Securitization Ltd.
2.498% due 09/20/2039 •		5,014	4,738

Upstart Securitization Trust
3.120% due 03/20/2032 (b)		20,100	19,972

WAVE Trust
3.844% due 11/15/2042		6,684	6,332

Total Asset-Backed Securities (Cost $1,081,239)			1,054,945

SOVEREIGN ISSUES 3.2%

Abu Dhabi Government International Bond
3.875% due 04/16/2050		5,000	5,247

Argentina Government International Bond
0.500% due 07/09/2030 þ		11,578	3,819
1.000% due 07/09/2029		1,115	384
1.125% due 07/09/2035 þ		40,783	12,464
1.125% due 07/09/2046 þ		115	36
1.400% due 03/25/2023	ARS	2,988,765	15,772
1.450% due 08/13/2023		313,186	1,655
2.000% due 01/09/2038 þ		$10,711	4,070
2.500% due 07/09/2041 þ		8,520	3,025
15.500% due 10/17/2026	ARS	129,155	268
39.551% (BADLARPP + 2.000%) due 04/03/2022 ~		119,419	610
40.178% (BADLARPP) due 10/04/2022 ~		6,524	12

Autonomous City of Buenos Aires
44.619% (BADLARPP + 3.250%) due 03/29/2024 ~		10,853	55

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2022 (g)	BRL	42,400	8,387

Colombia Government International Bond
4.000% due 02/26/2024		$35,300	35,361

Peru Government International Bond
5.350% due 08/12/2040	PEN	5,662	1,272
5.400% due 08/12/2034		6,902	1,650
5.940% due 02/12/2029		31,616	8,346
6.150% due 08/12/2032		3,562	936
6.350% due 08/12/2028		34,386	9,332
6.900% due 08/12/2037		23	6
6.950% due 08/12/2031		15,362	4,292
8.200% due 08/12/2026		32,136	9,452

Provincia de Buenos Aires
42.033% due 04/12/2025	ARS	21,052	105

Romania Government International Bond
1.750% due 07/13/2030	EUR	13,500	12,677
2.000% due 04/14/2033		12,700	11,310
3.750% due 02/07/2034		20,100	20,790

Russia Government International Bond
5.625% due 04/04/2042		$800	276
5.875% due 09/16/2043		400	142
5.930% (RUONIA) due 04/24/2024 ^~(d)	RUB	2,210,301	1,360
7.150% due 11/12/2025 ^(d)		1,955,413	1,203
7.950% due 10/07/2026 ^(d)		766,427	472
12.750% due 06/24/2028		$100	40

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Serbia Government International Bond
1.650% due 03/03/2033	EUR	2,700	$2,348
3.125% due 05/15/2027		1,998	2,156

South Africa Government International Bond
4.850% due 09/30/2029		$3,600	3,529
5.750% due 09/30/2049		2,400	2,103
8.000% due 01/31/2030	ZAR	34,400	2,152
8.250% due 03/31/2032		48,500	2,967
8.750% due 02/28/2048		12,900	743
8.875% due 02/28/2035		34,800	2,141
10.500% due 12/21/2026		1,373,500	102,583

Turkey Government International Bond
4.250% due 03/13/2025		$25,600	23,974
4.625% due 03/31/2025	EUR	4,100	4,560
5.250% due 03/13/2030		$15,400	13,021
7.625% due 04/26/2029		10,800	10,566

Turkiye Ihracat Kredi Bankasi AS
8.250% due 01/24/2024		1,000	1,029

Venezuela Government International Bond
6.000% due 12/09/2049		408	36
7.000% due 03/31/2038 ^(d)		124	11
7.650% due 04/21/2025 ^(d)		3,123	271
7.750% due 04/13/2022		400	35
8.250% due 10/13/2024 ^(d)		2,021	176
9.000% due 05/07/2023 ^(d)		268	23
9.250% due 09/15/2027 ^(d)		729	63
9.250% due 05/07/2028 ^(d)		2,886	251
11.750% due 10/21/2026 ^(d)		130	11
11.950% due 08/05/2031 ^(d)		6,600	574
12.750% due 08/23/2022 ^(d)		930	81

Total Sovereign Issues (Cost $470,610)			350,230

		SHARES
COMMON STOCKS 0.6%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (e)		2,065,869	7,148

iHeartMedia, Inc. ‘A’ (e)		487,321	9,225

iHeartMedia, Inc. ‘B’ «(e)		378,169	6,443

			22,816

CONSUMER DISCRETIONARY 0.0%

Urbi Desarrollos Urbanos SAB de CV (e)		4,107	1

ENERGY 0.1%

Noble Corp. (e)(l)		326,216	11,434

Valaris Ltd. (e)		19,813	1,030

			12,464

FINANCIALS 0.1%

Credit Suisse Group AG		393,064	3,123

Hipotecaria Su Casita SA de CV «(e)		345,787	0

Intelsat SA «(e)(l)		371,776	11,339

			14,462

INDUSTRIALS 0.2%

Neiman Marcus Group Ltd. LLC «(e)(l)		110,888	17,193

Noble Corp. (e)		29,923	1,049

Voyager Aviation Holdings LLC «(e)		958	0

Westmoreland Mining Holdings «(e)(l)		2,935	0

			18,242

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	133

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
MATERIALS 0.0%

Associated Materials Group, Inc. «(e)	309,465	$0

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(e)	224,335	22

Total Common Stocks (Cost $68,653)		68,007

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(e)	79,344	376

Total Rights (Cost $0)		376

WARRANTS 0.0%

FINANCIALS 0.0%

Guaranteed Rate, Inc. - Exp. 12/31/2060 «	1,075	0

Intelsat Emergence SA - Exp. 02/17/2027 «	4,542	22

		22

INFORMATION TECHNOLOGY 0.0%

Windstream Holdings LLC - Exp. 9/21/2055 «	5,491	134

Total Warrants (Cost $6,447)		156

PREFERRED SECURITIES 0.9%

FINANCIALS 0.4%

Banco Santander SA
6.750% due 04/25/2022 •(j)(k)	1,900,000	2,112

CaixaBank SA
6.000% due 07/18/2022 •(j)(k)	1,000,000	1,119
6.750% due 06/13/2024 •(j)(k)	400,000	467

	SHARES	MARKET VALUE (000S)

Charles Schwab Corp.
4.000% due 06/01/2026 •(j)	17,300,000	$16,586
4.000% due 12/01/2030 •(j)	2,000,000	1,799
5.375% due 06/01/2025 •(j)	1,324,000	1,370

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(j)	500,000	525

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(j)	4,581,775	5,928

Wells Fargo & Co.
3.900% due 03/15/2026 •(j)	17,700,000	16,978

		46,884

INDUSTRIALS 0.1%

General Electric Co.
4.156% (US0003M + 3.330%) due 06/15/2022 ~(j)	5,673,000	5,460

Voyager Aviation Holdings LLC
9.500% «	5,748	1,740

		7,200

UTILITIES 0.4%

AT&T Mobility LLC
7.000% due 10/20/2022 «(j)(l)	1,868,094	48,665

Total Preferred Securities (Cost $107,072)		102,749

REAL ESTATE INVESTMENT TRUSTS 0.0%

REAL ESTATE 0.0%

CBL & Associates Properties, Inc.	2,443	80

Uniti Group, Inc.	4,324	60

Total Real Estate Investment Trusts (Cost $61)		140

SHORT-TERM INSTRUMENTS 28.1%

REPURCHASE AGREEMENTS (m) 24.1%
		2,680,899

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL TREASURY BILLS 1.0%
0.008% due 04/06/2022 - 01/04/2023 (f)(g)	ILS	369,000	$115,302

U.S. TREASURY BILLS 2.7%
0.186% due 04/12/2022 - 05/26/2022 (f)(g)(p)(r)		$298,821	298,776

U.S. TREASURY CASH MANAGEMENT BILLS 0.3%
0.664% due 07/19/2022 (g)(h)(p)(r)		29,500	29,440

Total Short-Term Instruments (Cost $3,125,508)			3,124,417

Total Investments in Securities (Cost $15,093,898)			14,540,287

		SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III		20,266	197

Total Short-Term Instruments (Cost $197)			197

Total Investments in Affiliates (Cost $197)			197

Total Investments 130.7% (Cost $15,094,095)			$14,540,484

Financial Derivative Instruments (o)(q) (1.0)% (Cost or Premiums, net $(37,605))			(105,961)

Other Assets and Liabilities, net (29.7)%			(3,308,541)

Net Assets 100.0%			$11,125,982

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Payment in-kind security.

(d)	Security is not accruing income as of the date of this report.

(e)	Security did not produce income within the last twelve months.

(f)	Coupon represents a weighted average yield to maturity.

(g)	Zero coupon security.

(h)	Coupon represents a yield to maturity.

(i)	Principal amount of security is adjusted for inflation.

(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(k)	Contingent convertible security.

134	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$50,528	$48,665	0.44%
Intelsat SA	06/19/2017 - 02/23/2022	25,427	11,339	0.10
Neiman Marcus Group Ltd. LLC	09/25/2020	3,571	17,193	0.15
Noble Corp.	02/05/2021 - 02/25/2021	4,172	11,434	0.10
Westmoreland Mining Holdings	03/26/2019	9	0	0.00

		$83,707	$88,631	0.79%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.280%	03/31/2022	04/01/2022	$1,186,100	U.S. Treasury Notes 2.125% due 05/31/2026	$(1,210,356)	$1,186,100	$1,186,109
	0.280	04/01/2022	04/04/2022	1,194,100	U.S. Treasury Bonds 4.625% due 02/15/2040	(225,651)	1,194,100	1,194,100
					U.S. Treasury Notes 2.125% due 05/31/2026	(991,673)
FICC	0.010	03/31/2022	04/01/2022	22,799	U.S. Treasury Bills 0.000% due 08/04/2022	(23,255)	22,799	22,799
GSC	0.280	03/31/2022	04/01/2022	277,900	Fannie Mae 2.500% due 12/01/2051	(286,458)	277,900	277,902

Total Repurchase Agreements						$(2,737,393)	$2,680,899	$2,680,910

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
JML	(2.250)%	03/29/2022	TBD	(3)	EUR	(4,895)	$(5,414)
	(1.300)	03/29/2022	TBD	(3)		(1,941)	(2,147)
	0.180	03/21/2022	04/21/2022		$	(8,760)	(8,760)
RDR	0.150	03/18/2022	TBD	(3)		(15,515)	(15,516)

Total Reverse Repurchase Agreements							$(31,837)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (7.4)%
Uniform Mortgage-Backed Security, TBA	1.500%	04/01/2052	$3,650	$(3,365)	$(3,258)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2037	144,400	(143,794)	(140,254)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2052	207,900	(195,257)	(193,014)
Uniform Mortgage-Backed Security, TBA	2.500	04/01/2052	152,090	(146,711)	(145,115)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052	286,700	(273,709)	(272,985)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2052	60,600	(65,297)	(63,775)

Total Short Sales (7.4)%				$(828,133)	$(818,401)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$2,380,209	$0	$0	$2,380,209	$(2,427,680)	$(47,471)
FICC	22,799	0	0	22,799	(23,255)	(456)
GSC	277,902	0	0	277,902	(286,458)	(8,556)
JML	0	(16,321)	0	(16,321)	18,065	1,744
RDR	0	(15,516)	0	(15,516)	15,774	258

Total Borrowings and Other Financing Transactions	$2,680,910	$(31,837)	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	135

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(8,760)	$0	$(23,077)	$(31,837)

Total Borrowings	$0	$(8,760)	$0	$(23,077)	$(31,837)

Payable for reverse repurchase agreements					$(31,837)

(n)	Securities with an aggregate market value of $33,839 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(102,810) at a weighted average interest rate of 0.013%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(o)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2022	126	$11,950	$(496)	$98	$(42)
Euro-BTP Italy Government Bond June Futures	06/2022	541	82,776	(2,881)	706	(60)
U.S. Treasury 10-Year Note June Futures	06/2022	1,924	236,412	(2,023)	474	0

				$(5,400)	$1,278	$(102)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2022	335	$(58,798)	$2,725	$78	$(556)
Euro-Buxl 30-Year Bond June Futures	06/2022	5	(1,030)	43	1	(16)
U.S. Treasury 2-Year Note June Futures	06/2022	1,449	(307,075)	4,255	0	(238)
U.S. Treasury 5-Year Note June Futures	06/2022	1,220	(139,919)	3,525	0	(171)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	660	(89,409)	2,866	0	(268)
U.S. Treasury 30-Year Bond June Futures	06/2022	186	(27,912)	848	0	(116)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	332	(58,806)	2,295	0	(353)
United Kingdom Long Gilt June Futures	06/2022	33	(5,255)	79	5	(18)

				$16,636	$84	$(1,736)

Total Futures Contracts				$11,236	$1,362	$(1,838)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Kraft Heinz Foods Co.	(1.000)%	Quarterly	06/20/2022	0.207%	$1,400	$(16)	$13	$(3)	$0	$0
Sprint Communications, Inc.	(5.000)	Quarterly	06/20/2024	0.684	800	(111)	35	(76)	0	0

						$(127)	$48	$(79)	$0	$0

136	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Airbus Finance BV	1.000%	Quarterly	12/20/2025	0.568%	EUR	40,500	$(488)	$1,217	$729	$0	$(13)
Airbus Finance BV	1.000	Quarterly	06/20/2026	0.632		43,900	1,199	(438)	761	0	(2)
AT&T, Inc.	1.000	Quarterly	12/20/2023	0.581	$	8,300	105	(43)	62	0	(3)
AT&T, Inc.	1.000	Quarterly	12/20/2024	0.650		5,600	53	1	54	0	(3)
AT&T, Inc.	1.000	Quarterly	12/20/2025	0.715		300	4	(1)	3	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.743		11,600	202	(79)	123	0	(4)
AT&T, Inc.	1.000	Quarterly	12/20/2026	0.806		2,400	34	(13)	21	0	(2)
Atlantia SpA	1.000	Quarterly	06/20/2026	1.208	EUR	3,600	(117)	84	(33)	1	0
Bank of America Corp.	1.000	Quarterly	12/20/2022	0.308	$	9,000	65	(17)	48	1	0
Barclays Bank PLC	1.000	Quarterly	12/20/2022	0.285	EUR	10,000	66	(5)	61	1	0
Boeing Co.	1.000	Quarterly	06/20/2022	0.558	$	1,800	5	(3)	2	0	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.637		8,200	0	24	24	0	0
Boeing Co.	1.000	Quarterly	06/20/2023	0.822		32,300	119	(39)	80	0	(2)
Boeing Co.	1.000	Quarterly	12/20/2023	0.955		5,100	39	(33)	6	0	(2)
Boeing Co.	1.000	Quarterly	06/20/2026	1.341		2,800	(17)	(20)	(37)	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.428		13,700	(58)	(192)	(250)	0	(5)
Boeing Co.	1.000	Quarterly	06/20/2027	1.480		800	(18)	36	18	36	0
Bombardier, Inc.	5.000	Quarterly	06/20/2024	3.904		500	(5)	17	12	0	0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	4.326		100	(5)	7	2	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2027	1.151	EUR	3,500	(38)	7	(31)	0	(12)
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.269		13,900	(76)	(164)	(240)	0	(50)
British Telecommunications PLC	1.000	Quarterly	12/20/2028	1.368		4,100	(59)	(46)	(105)	0	(13)
Comcast Corp.	1.000	Quarterly	12/20/2026	0.478	$	1,700	45	(5)	40	0	0
Delta Air Lines, Inc.	5.000	Quarterly	06/20/2022	1.134		5,400	185	(130)	55	2	0
Devon Energy Corp.	1.000	Quarterly	12/20/2026	0.997		3,400	(16)	17	1	0	(2)
Energy Transfer Operating LP	1.000	Quarterly	06/20/2026	0.872		700	(14)	18	4	0	0
Expedia Group, Inc.	1.000	Quarterly	12/20/2026	0.802		2,700	20	5	25	0	0
Ford Motor Co.	5.000	Quarterly	12/20/2022	1.049		1,100	52	(19)	33	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.363		1,750	(83)	103	20	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2024	0.492		3,500	(61)	109	48	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.703		21,800	151	115	266	6	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.791		11,600	138	(27)	111	0	(1)
General Motors Co.	5.000	Quarterly	12/20/2026	1.638		14,800	2,919	(746)	2,173	9	0
Hess Corp.	1.000	Quarterly	06/20/2026	0.940		800	(20)	22	2	0	0
Hess Corp.	1.000	Quarterly	12/20/2026	1.049		2,900	(29)	24	(5)	0	(2)
Kraft Heinz Foods Co.	1.000	Quarterly	12/20/2026	0.791		5,000	55	(7)	48	0	(2)
Lennar Corp.	5.000	Quarterly	12/20/2026	1.380		4,100	846	(192)	654	2	0
MGM Resorts International	5.000	Quarterly	06/20/2026	2.314		2,600	364	(94)	270	1	0
Morgan Stanley	1.000	Quarterly	12/20/2022	0.382		2,000	14	(4)	10	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	2.325	EUR	2,400	(175)	347	172	344	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.829		10,600	(1,072)	725	(347)	0	(19)
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	1.999		6,300	(617)	338	(279)	0	(7)
Rolls-Royce PLC	1.000	Quarterly	12/20/2026	2.203		13,400	(631)	(158)	(789)	0	(31)
Telefonica Emisiones SA	1.000	Quarterly	06/20/2026	0.570		1,800	25	12	37	2	0
Telefonica Emisiones SAU	1.000	Quarterly	06/20/2028	0.968		2,000	0	5	5	0	(3)
Tesco PLC	1.000	Quarterly	06/20/2028	0.902		2,100	5	9	14	1	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.716	$	2,100	48	(23)	25	0	(1)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.785		20,900	493	(288)	205	0	(15)

							$3,652	$456	$4,108	$406	$(195)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$940	$(35)	$(3)	$(38)	$1	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	2,256	(104)	(18)	(122)	0	(1)
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024	8,366	(262)	(153)	(415)	0	(4)
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	3,255	(129)	(45)	(174)	0	(3)
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025	10,000	(320)	(545)	(865)	0	(13)
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026	100	(3)	(4)	(7)	0	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026	172,500	(7,301)	(6,863)	(14,164)	0	(186)
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025	400	32	(6)	26	0	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026	45,800	3,989	(984)	3,005	1	0
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026	90,200	5,212	615	5,827	1	(36)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	137

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-38 5-Year Index	5.000%	Quarterly	06/20/2027	$35,700	$1,718	$305	$2,023	$0	$(12)
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	10,700	238	(51)	187	0	(1)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	10,800	154	23	177	0	(1)
iTraxx Asia Ex-Japan 37 5-Year Index	1.000	Quarterly	06/20/2027	45,900	(221)	228	7	0	(42)

					$2,968	$(7,501)	$(4,533)	$3	$(299)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	3,200	$310	$40	$350	$0	$(13)
Receive	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	03/16/2042		9,800	366	1,876	2,242	0	(71)
Pay	1-Day GBP-SONIO Compounded-OIS	1.060	Annual	02/21/2052		2,400	(29)	(257)	(286)	28	0
Pay	1-Day GBP-SONIO Compounded-OIS	1.101	Annual	02/21/2052		2,400	(29)	(226)	(255)	28	0
Pay	1-Day GBP-SONIO Compounded-OIS	1.175	Annual	02/28/2052		4,800	(63)	(335)	(398)	56	0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		149,600	3,373	28,967	32,340	0	(1,678)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.020	Semi-Annual	09/20/2028	JPY	19,770,000	361	2,295	2,656	0	(764)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	03/15/2029		52,610,000	5,323	2,179	7,502	0	(2,333)
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027	$	65,090	2,178	1,811	3,989	2	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		106,480	5,133	3,228	8,361	0	(145)
Pay	1-Day USD-SOFR Compounded-OIS	1.730	Annual	02/24/2032		16,300	(60)	(477)	(537)	52	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		163,220	(13,964)	351	(13,613)	535	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		28,590	1,098	1,217	2,315	0	(90)
Pay(6)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		212,560	(9,623)	1,845	(7,778)	688	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		217,900	19,417	(7,649)	11,768	0	(1,921)
Pay	1-Year BRL-CDI	5.830	Maturity	01/02/2023	BRL	78,100	2	(226)	(224)	4	0
Pay	1-Year BRL-CDI	5.836	Maturity	01/02/2023		60,800	0	(172)	(172)	3	0
Pay	1-Year BRL-CDI	5.855	Maturity	01/02/2023		20,200	0	(55)	(55)	1	0
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023		258,700	(48)	(2,309)	(2,357)	15	0
Receive	1-Year BRL-CDI	12.670	Maturity	01/02/2023		16,400	0	1	1	0	(1)
Receive	1-Year BRL-CDI	12.690	Maturity	01/02/2023		10,900	0	0	0	0	(1)
Receive	1-Year BRL-CDI	12.740	Maturity	01/02/2023		28,200	0	(1)	(1)	0	(2)
Receive	1-Year BRL-CDI	12.750	Maturity	01/02/2023		13,500	0	(1)	(1)	0	(1)
Receive	1-Year BRL-CDI	12.760	Maturity	01/02/2023		28,200	0	(2)	(2)	0	(2)
Receive	1-Year BRL-CDI	12.900	Maturity	01/02/2023		57,600	0	(17)	(17)	0	(3)
Receive	1-Year BRL-CDI	12.930	Maturity	01/02/2023		7,100	0	(2)	(2)	0	0
Receive	1-Year BRL-CDI	12.939	Maturity	01/02/2023		28,800	0	(10)	(10)	0	(2)
Receive	1-Year BRL-CDI	12.946	Maturity	01/02/2023		72,300	0	(25)	(25)	0	(4)
Receive	1-Year BRL-CDI	12.960	Maturity	01/02/2023		57,600	0	(22)	(22)	0	(3)
Receive	1-Year BRL-CDI	12.970	Maturity	01/02/2023		94,600	0	(35)	(35)	0	(5)
Pay	1-Year BRL-CDI	11.140	Maturity	01/02/2025		5,400	0	(5)	(5)	2	0
Pay	1-Year BRL-CDI	11.160	Maturity	01/02/2025		3,600	0	(3)	(3)	1	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025		4,400	0	0	0	1	0
Pay	1-Year BRL-CDI	12.000	Maturity	01/02/2025		12,100	0	29	29	4	0
Pay	1-Year BRL-CDI	12.080	Maturity	01/02/2025		20,200	0	56	56	6	0
Pay	1-Year BRL-CDI	12.140	Maturity	01/02/2025		10,200	0	30	30	3	0
Pay	1-Year BRL-CDI	12.145	Maturity	01/02/2025		10,000	0	30	30	3	0
Pay	1-Year BRL-CDI	12.160	Maturity	01/02/2025		20,300	0	62	62	6	0
Pay	1-Year BRL-CDI	11.220	Maturity	01/04/2027		6,500	0	4	4	4	0
Pay	1-Year BRL-CDI	11.245	Maturity	01/04/2027		3,300	0	2	2	2	0
Pay	1-Year BRL-CDI	11.260	Maturity	01/04/2027		3,300	0	3	3	2	0
Pay	1-Year BRL-CDI	11.700	Maturity	01/04/2027		1,700	0	6	6	1	0
Pay	1-Year BRL-CDI	11.715	Maturity	01/04/2027		7,300	0	24	24	4	0
Pay	1-Year BRL-CDI	11.870	Maturity	01/04/2027		17,500	0	73	73	9	0

138	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	0.200%	Semi-Annual	12/07/2022	$	44,900	$(23)	$403	$380	$0	$(4)
Receive	3-Month USD-LIBOR	0.300	Semi-Annual	12/07/2023		55,600	(194)	2,076	1,882	0	(9)
Pay	3-Month USD-LIBOR	1.088	Semi-Annual	02/03/2024		34,400	(55)	(747)	(802)	14	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		2,800	(60)	211	151	0	0
Pay	3-Month USD-LIBOR	1.380	Semi-Annual	01/04/2027		29,100	(66)	(1,347)	(1,413)	6	0
Pay	3-Month USD-LIBOR	1.425	Semi-Annual	01/18/2027		20,500	(52)	(918)	(970)	12	0
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	01/20/2027		70,200	0	3,575	3,575	0	(41)
Pay	3-Month USD-LIBOR	1.418	Semi-Annual	01/20/2027		11,000	(18)	(507)	(525)	6	0
Pay	3-Month USD-LIBOR	1.550	Semi-Annual	01/20/2027		41,000	(142)	(1,558)	(1,700)	24	0
Receive	3-Month USD-LIBOR	0.850	Semi-Annual	02/01/2027		40,100	(138)	3,153	3,015	0	(22)
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	02/15/2027		56,300	0	2,936	2,936	0	(27)
Pay	3-Month USD-LIBOR	1.600	Semi-Annual	02/15/2027		225,200	(775)	(8,418)	(9,193)	107	0
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	02/17/2027		53,300	0	2,551	2,551	0	(25)
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	02/17/2027		213,100	(801)	(6,885)	(7,686)	100	0
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	02/24/2027		39,800	0	1,974	1,974	0	(17)
Pay	3-Month USD-LIBOR	1.650	Semi-Annual	02/24/2027		132,800	(479)	(4,666)	(5,145)	57	0
Receive(6)	3-Month USD-LIBOR	1.350	Semi-Annual	05/18/2027		1,198,200	(3,226)	70,547	67,321	0	(216)
Receive	3-Month USD-LIBOR	1.235	Semi-Annual	05/12/2028		8,200	(17)	556	539	0	(7)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		164,248	(9,153)	(9,372)	(18,525)	98	0
Pay	3-Month USD-LIBOR	1.380	Semi-Annual	08/24/2028		6,600	0	416	416	0	(6)
Receive	3-Month USD-LIBOR	1.410	Semi-Annual	08/24/2028		27,000	0	1,655	1,655	0	(24)
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	08/25/2028		8,303	0	529	529	0	(7)
Pay	3-Month USD-LIBOR	1.265	Semi-Annual	09/28/2028		14,100	(28)	(992)	(1,020)	10	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		42,271	816	(3,161)	(2,345)	35	0
Receive	3-Month USD-LIBOR	1.379	Semi-Annual	12/22/2028		16,900	(40)	1,118	1,078	0	(14)
Pay	3-Month USD-LIBOR	1.518	Semi-Annual	01/20/2029		6,600	(15)	(356)	(371)	8	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/20/2029		9,100	(21)	(425)	(446)	12	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/26/2029		11,000	(28)	(513)	(541)	14	0
Receive	3-Month USD-LIBOR	1.100	Semi-Annual	02/01/2029		76,600	(376)	6,803	6,427	0	(94)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		93,822	(8,380)	(4,473)	(12,853)	268	0
Receive	3-Month USD-LIBOR	1.470	Semi-Annual	07/15/2031		13,400	(60)	1,087	1,027	0	(45)
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	07/19/2031		6,800	(16)	597	581	0	(23)
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	07/20/2031		10,200	(23)	903	880	0	(35)
Receive	3-Month USD-LIBOR	1.405	Semi-Annual	09/07/2031		16,700	(82)	1,504	1,422	0	(54)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	10/05/2031		10,800	(31)	(744)	(775)	36	0
Pay	3-Month USD-LIBOR	1.535	Semi-Annual	10/15/2031		10,900	(26)	(724)	(750)	39	0
Pay	3-Month USD-LIBOR	1.535	Semi-Annual	10/22/2031		8,000	(23)	(530)	(553)	29	0
Pay	3-Month USD-LIBOR	1.545	Semi-Annual	10/26/2031		8,000	(22)	(526)	(548)	29	0
Pay	3-Month USD-LIBOR	1.735	Semi-Annual	01/12/2032		8,900	(28)	(474)	(502)	33	0
Pay	3-Month USD-LIBOR	1.655	Semi-Annual	01/24/2032		11,000	(37)	(668)	(705)	42	0
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	02/01/2032		18,800	(118)	1,846	1,728	0	(70)
Receive	3-Month USD-LIBOR	1.988	Semi-Annual	02/09/2032		14,500	91	385	476	0	(46)
Receive	3-Month USD-LIBOR	2.008	Semi-Annual	02/09/2032		24,400	111	703	814	0	(93)
Receive(6)	3-Month USD-LIBOR	1.900	Semi-Annual	05/18/2032		636,600	(16,692)	45,810	29,118	0	(2,159)
Pay	3-Month USD-LIBOR	1.317	Semi-Annual	12/16/2050		2,900	(57)	(529)	(586)	24	0
Pay	3-Month USD-LIBOR	1.485	Semi-Annual	01/13/2051		6,800	(51)	(1,115)	(1,166)	53	0
Pay	3-Month USD-LIBOR	1.580	Semi-Annual	01/13/2051		61,800	(309)	(9,012)	(9,321)	491	0
Pay	3-Month USD-LIBOR	1.491	Semi-Annual	01/21/2051		7,300	(82)	(1,161)	(1,243)	57	0
Pay	3-Month USD-LIBOR	1.438	Semi-Annual	01/22/2051		17,700	(204)	(3,019)	(3,223)	138	0
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	04/07/2051		45,400	0	7,752	7,752	0	(404)
Receive	3-Month USD-LIBOR	1.785	Semi-Annual	08/12/2051		8,400	(114)	1,017	903	0	(70)
Pay	3-Month USD-LIBOR	1.815	Semi-Annual	01/24/2052		2,200	(19)	(200)	(219)	19	0
Pay	3-Month USD-LIBOR	1.867	Semi-Annual	01/26/2052		2,200	(20)	(174)	(194)	19	0
Receive	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052		190,500	(1,674)	25,622	23,948	0	(1,565)
Receive	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	18,500	(6)	(22)	(28)	0	(2)
Receive	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024		4,000	(2)	(10)	(12)	0	(1)
Pay	3-Month ZAR-JIBAR	4.850	Quarterly	01/07/2026		33,300	0	(130)	(130)	11	0
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	01/11/2026		118,300	(30)	(436)	(466)	39	0
Pay	3-Month ZAR-JIBAR	4.915	Quarterly	02/01/2026		86,000	(20)	(318)	(338)	29	0
Pay	3-Month ZAR-JIBAR	5.020	Quarterly	02/11/2026		54,800	0	(204)	(204)	18	0
Receive	3-Month ZAR-JIBAR	5.970	Quarterly	03/10/2026		2,400	0	4	4	0	(1)
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		53,600	0	82	82	20	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	12,500	86	(68)	18	58	0
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		80,900	1,624	(1,431)	193	396	0
Receive	6-Month EUR-EURIBOR	0.453	Annual	12/29/2023	EUR	2,400	0	39	39	0	(1)
Receive	6-Month EUR-EURIBOR	0.425	Annual	06/28/2024		2,300	0	64	64	0	(1)
Receive	6-Month EUR-EURIBOR	0.395	Annual	12/30/2024		1,000	0	34	34	0	(1)
Receive	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025		11,400	111	371	482	0	(14)
Receive	6-Month EUR-EURIBOR	0.363	Annual	06/30/2025		1,900	0	84	84	0	(2)
Receive	6-Month EUR-EURIBOR	0.329	Annual	12/30/2025		1,200	0	60	60	0	(2)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	139

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month EUR-EURIBOR	0.294%	Annual	06/30/2026	EUR	600	$0	$35	$35	$0	$(1)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		2,200	40	196	236	0	(12)
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		96,600	9,081	1,476	10,557	0	(673)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		17,400	966	2,800	3,766	0	(167)
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		4,000	(129)	701	572	0	(40)
Receive	28-Day MXN-TIIE	4.650	Lunar	05/10/2022	MXN	44,500	1	6	7	0	0
Receive	28-Day MXN-TIIE	4.825	Lunar	05/27/2022		4,500	0	1	1	0	0
Receive	28-Day MXN-TIIE	4.740	Lunar	06/03/2022		11,200	0	2	2	0	0
Receive	28-Day MXN-TIIE	4.580	Lunar	06/10/2022		11,500	0	3	3	0	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		2,000	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		3,400	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		37,200	17	(16)	1	1	0
Pay	28-Day MXN-TIIE	7.640	Lunar	01/03/2023		10,400	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		2,000	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023		1,400	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		30,300	(7)	3	(4)	1	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		3,400	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		4,200	(1)	1	0	0	0
Pay	28-Day MXN-TIIE	4.470	Lunar	02/27/2023		306,500	0	(510)	(510)	5	0
Pay	28-Day MXN-TIIE	4.520	Lunar	02/27/2023		612,800	0	(1,006)	(1,006)	9	0
Pay	28-Day MXN-TIIE	4.550	Lunar	02/27/2023		2,081,400	47	(3,435)	(3,388)	32	0
Pay	28-Day MXN-TIIE	4.560	Lunar	02/27/2023		370,100	0	(601)	(601)	6	0
Pay	28-Day MXN-TIIE	4.565	Lunar	02/27/2023		306,500	0	(497)	(497)	5	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/03/2023		1,433,400	(12)	(2,470)	(2,482)	27	0
Receive	28-Day MXN-TIIE	8.320	Lunar	03/30/2023		1,050,890	0	(32)	(32)	0	(27)
Pay	28-Day MXN-TIIE	5.160	Lunar	06/06/2025		4,900	0	(23)	(23)	1	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026		2,700	(13)	2	(11)	0	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		6,600	(30)	4	(26)	1	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		6,900	11	(17)	(6)	1	0
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		2,900	6	(8)	(2)	0	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		4,900	7	(12)	(5)	1	0
Pay	28-Day MXN-TIIE	5.535	Lunar	05/04/2027		9,700	0	(57)	(57)	2	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		15,400	(17)	(20)	(37)	3	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		31,500	(10)	(53)	(63)	6	0
Pay	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		1,100	0	(1)	(1)	0	0
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		100	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		18,500	(10)	20	10	0	(4)
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		1,200	0	1	1	0	0
Pay	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		6,700	(5)	0	(5)	1	0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		2,000	0	1	1	0	0
Pay	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		5,400	0	(2)	(2)	1	0
Pay	28-Day MXN-TIIE	7.165	Lunar	09/06/2032		2,500	(6)	(3)	(9)	1	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		800	3	0	3	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		21,100	(44)	(48)	(92)	8	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		24,500	22	1	23	0	(10)
Pay	UKRPI	4.000	Maturity	09/15/2031	GBP	7,300	(6)	(1,035)	(1,041)	0	(116)
Pay	UKRPI	4.055	Maturity	09/15/2031		6,800	28	(937)	(909)	0	(108)
Pay	UKRPI	4.066	Maturity	09/15/2031		13,200	(162)	(1,580)	(1,742)	0	(210)
Pay	UKRPI	4.020	Maturity	10/15/2031		9,600	(43)	(1,278)	(1,321)	0	(141)
Pay	UKRPI	4.140	Maturity	10/15/2031		18,500	(70)	(2,118)	(2,188)	0	(270)

							$(17,585)	$142,427	$124,842	$3,923	$(13,920)

Total Swap Agreements							$(11,092)	$135,430	$124,338	$4,332	$(14,414)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,362	$4,336	$5,698	$0	$(1,849)	$(14,436)	$(16,285)

(p)

Securities with an aggregate market value of $254,999 and cash of $14,829 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

140	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(11) for closed futures and variation margin asset of $4 and liabilty of $(22) for closed swap agreements is outstanding at period end.

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2022		AUD	1,631		$1,180	$0	$(41)
	04/2022		INR	396,119		5,166	0	(32)
	04/2022			$4,364	AUD	5,830	0	(1)
	04/2022			48,428	EUR	43,973	217	0
	04/2022			1,740	GBP	1,336	15	0
	04/2022			18,924	INR	1,449,617	105	0
	04/2022			54	PEN	201	1	0
	04/2022	«		864	RUB	119,788	527	0
	05/2022		AUD	5,830		$4,365	1	0
	05/2022		INR	1,453,204		18,919	0	(96)
	05/2022		TWD	367,984		12,808	0	(63)
	05/2022			$12,967	CAD	16,508	236	0
	05/2022			21	IDR	302,166	0	0
	05/2022			1	PEN	2	0	0
	06/2022		MXN	22,785		$1,094	0	(37)
	06/2022		PEN	14,733		3,529	0	(446)
	06/2022		ZAR	189,871		12,420	0	(456)
	07/2022			$2,970	PEN	11,933	242	0
	08/2022	«		436	RUB	68,123	284	0
	11/2022		PEN	30,192		$7,301	0	(732)
	11/2022		ZAR	50,089		3,155	0	(184)

BPS	04/2022		AUD	3,462		2,560	2	(33)
	04/2022		BRL	670,100		115,682	0	(25,065)
	04/2022		EUR	30,701		33,942	0	(21)
	04/2022		GBP	252,995		339,548	7,201	0
	04/2022		INR	1,055,525		13,763	0	(95)

	04/2022			$141,395	BRL	670,100	40	(688)
	04/2022			53,084	EUR	47,733	84	(363)
	04/2022			6,847	GBP	5,180	0	(42)
	04/2022			4,227	INR	324,683	36	0
	04/2022			3,280	JPY	403,500	34	0
	05/2022		INR	325,634		$4,227	0	(34)
	05/2022		TWD	62,278		2,167	0	(11)
	05/2022			$19,821	CAD	25,305	418	0
	05/2022			9,356	IDR	134,194,726	0	(15)
	05/2022			277	MXN	5,768	11	0
	05/2022		ZAR	74,803		$4,731	0	(361)
	06/2022			$13,473	CLP	11,034,697	383	0
	07/2022		BRL	62,700		$10,929	0	(1,900)
	07/2022			$6,354	BRL	33,600	521	0
	08/2022		ZAR	304,185		$19,051	0	(1,423)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	141

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	11/2022			$4,946	ILS	15,768	$39	$0
	11/2022		ZAR	137,239		$8,548	0	(600)
	01/2023			$24,026	ILS	77,508	557	0

BRC	04/2022			3,627	GBP	2,730	0	(41)
	06/2022	«		926	RUB	110,979	314	0
	11/2022		ILS	16,298		$5,105	0	(48)
	11/2022		ZAR	59,540		3,710	0	(259)

BSH	04/2022		BRL	643,073		135,732	663	0
	04/2022			$121,856	BRL	643,073	13,213	0
	05/2022			1,590	PEN	5,935	20	0
	07/2022		BRL	566,400		$101,844	0	(14,054)
	07/2022			$100,225	BRL	536,228	9,500	0
	10/2022		BRL	523,200		$91,251	0	(13,067)
	10/2022			$106,818	BRL	536,200	125	(33)

CBK	04/2022		BRL	569,145		$118,399	0	(1,143)
	04/2022		ILS	25,409		8,109	146	0
	04/2022		PEN	17,519		4,352	0	(401)
	04/2022			$120,128	BRL	569,145	0	(587)
	04/2022			26	INR	2,018	1	0
	04/2022			1,749	JPY	207,400	0	(45)
	04/2022			54,980	MXN	1,193,105	4,859	0
	04/2022			6,351	PEN	23,961	149	0
	04/2022	«		2,388	RUB	183,137	0	(238)
	05/2022			117,478	BRL	569,145	1,108	0
	05/2022			11	CNH	70	0	0
	05/2022			759	PEN	2,816	4	0
	05/2022	«		5,256	RUB	467,082	478	(401)
	05/2022		ZAR	57,851		$3,566	0	(372)
	06/2022		MXN	23,618		1,107	0	(65)
	06/2022			$3,866	PEN	14,733	109	0
	06/2022	«		502	RUB	58,835	160	0
	08/2022		PEN	20,303		$5,029	0	(429)
	09/2022			$3,231	PEN	12,460	107	0
	11/2022		ILS	33,101		$10,511	31	0
	11/2022			$155	ILS	499	3	0
	12/2022		ILS	171,703		$54,885	521	(16)
	12/2022		PEN	78,589		19,363	0	(1,495)
	12/2022			$155	ILS	499	3	0
	01/2023		ILS	290,738		$92,074	5	(146)

DUB	04/2022	«	RUB	444,512		4,523	7	(703)
	04/2022	«		$4,164	RUB	322,636	0	(376)
	05/2022	«	RUB	57,146		$517	2	(136)
	05/2022	«		$10,038	RUB	779,659	0	(1,156)
	06/2022	«		6,125		888,091	3,800	0
	10/2022		ZAR	477,563		$30,969	0	(936)
	12/2022		ILS	9,100		2,874	0	(8)

GLM	04/2022		INR	969,616		12,672	0	(58)
	04/2022		JPY	740,600		6,401	317	0
	04/2022		PEN	4,791		1,269	0	(33)
	04/2022	«	RUB	13,949		109	0	(54)
	04/2022			$7,942	INR	612,547	99	0
	04/2022			2,472	PEN	9,582	131	0
	04/2022	«		17,068	RUB	1,308,008	0	(1,714)
	05/2022		INR	432,133		$5,635	0	(19)
	05/2022	«	RUB	12,723		141	2	(6)
	05/2022			$8,928	CNH	57,171	44	0
	05/2022	«		9,376	RUB	726,789	0	(1,095)
	06/2022	«		3,347		453,696	1,723	0
	06/2022		ZAR	28,108		$1,834	0	(72)
	07/2022			$14,758	BRL	76,408	877	0
	10/2022		BRL	700,200		$118,498	0	(21,110)
	10/2022			$133,601	BRL	694,100	4,791	0
	11/2022			10,254	ILS	33,007	196	0
	11/2022		ZAR	53,040		$3,304	0	(231)
	01/2023			$12,476	ILS	40,115	248	0

HUS	04/2022		GBP	11,305		$15,054	203	0
	04/2022			$40,614	EUR	36,832	131	0
	04/2022			18,487	GBP	14,051	39	(68)
	04/2022	«		3,363	RUB	263,295	0	(272)
	05/2022			4,816	EUR	4,335	0	(16)

142	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	06/2022		ILS	27		$8	$0	$0

JPM	04/2022		BRL	91,900		17,306	31	(2,028)
	04/2022			$17,939	BRL	91,900	1,364	0
	04/2022	«		376	RUB	41,574	108	0
	05/2022		CNH	118,574		$18,648	41	0
	05/2022	«	RUB	857		7	0	(3)
	05/2022			$5,209	CNY	33,090	0	(14)
	05/2022			11,997	IDR	172,095,950	0	(16)
	05/2022			14,648	INR	1,131,560	158	0
	05/2022			6,723	NOK	59,865	74	0
	06/2022	«		626	RUB	72,372	192	0
	07/2022		BRL	60,400		$10,991	0	(1,368)
	07/2022			$8,169	BRL	43,264	684	0
	10/2022		BRL	49,300		$8,509	0	(1,321)
	12/2022		ILS	12,603		4,086	95	0

MBC	04/2022		PEN	11,672		3,104	0	(66)
	04/2022			$3,101	PEN	11,672	66	0
	05/2022		CNH	76,449		$12,032	35	0
	05/2022			$10,472	IDR	150,764,525	40	(15)
	05/2022			8,171	INR	632,647	107	0
	06/2022	«		213	RUB	28,663	108	0

MYI	04/2022		BRL	563,116		$118,856	580	0
	04/2022		GBP	10,085		13,323	75	0
	04/2022		INR	153,187		1,944	0	(67)
	04/2022			$108,712	BRL	563,116	9,564	0
	04/2022			701,253	EUR	629,746	0	(4,597)
	04/2022			1,057	GBP	811	8	0
	04/2022			5,635	INR	432,697	45	0
	04/2022	«		2,027	RUB	253,716	965	0
	05/2022		EUR	629,746		$701,864	4,612	0
	05/2022		INR	433,936		5,635	0	(42)
	05/2022		TWD	139,892		4,854	0	(39)
	05/2022			$9,409	IDR	134,627,807	0	(40)
	05/2022	«		3,636	RUB	282,073	0	(422)
	05/2022			169	ZAR	2,455	0	(1)

RBC	05/2022		CHF	3,158		$3,425	2	0
	06/2022			$25,952	MXN	534,589	585	0

SCX	04/2022		GBP	2,373		$3,184	68	0
	04/2022		INR	216,629		2,818	0	(26)
	04/2022			$2,568	EUR	2,312	7	(17)
	04/2022			1,269	JPY	146,300	0	(67)
	04/2022			2,549	PEN	9,567	48	0
	04/2022	«		3,362	RUB	256,587	0	(350)
	05/2022		CNH	76,269		$11,994	26	0
	05/2022		GBP	252,650		332,587	757	0
	05/2022		TWD	144,981		5,031	0	(40)
	05/2022			$24,393	CNH	156,027	92	0
	05/2022			3,531	CNY	22,444	0	(7)
	05/2022			11,421	INR	885,479	165	0

SOG	05/2022	«	RUB	181,691		$2,025	0	(46)
	05/2022	«		$5,642	RUB	434,463	0	(692)

TOR	04/2022		AUD	5,570		$3,997	0	(171)
	04/2022		EUR	729,895		820,871	13,425	0

UAG	04/2022			$1,204	JPY	146,500	0	(1)
	04/2022	«		9,579	RUB	745,688	0	(825)
	05/2022		TWD	80,682		$2,800	0	(22)
	05/2022			$12,765	NOK	113,653	139	0
	05/2022	«		7,646	RUB	597,032	0	(844)
	06/2022	«		5,398		642,614	1,784	0
	06/2022		ZAR	11,870		$762	0	(43)
	11/2022			117,266		7,474	0	(343)

Total Forward Foreign Currency Contracts							$91,133	$(107,175)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	143

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.385%	06/06/2022	9,600	$102	$74
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.451	06/06/2022	32,300	307	201

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.436	06/06/2022	21,900	211	144

NGF	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.943	06/06/2022	12,200	111	102

							$ 731	$521

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	$100.656	04/06/2022	46,000	$287	$2,400

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	98.406	04/06/2022	30,500	248	1,701
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	98.488	04/06/2022	30,500	248	1,726

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.852	04/06/2022	9,500	71	324
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.078	04/06/2022	14,000	104	510
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.586	04/06/2022	28,000	208	1,161
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.844	04/06/2022	26,000	146	778
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.867	05/05/2022	33,500	283	813
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.984	05/05/2022	72,000	607	1,819
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.484	05/05/2022	14,000	118	416

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	98.320	04/06/2022	24,000	195	1,318
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	98.523	04/06/2022	23,000	196	1,309
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.766	04/06/2022	12,500	78	364
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.875	04/06/2022	12,100	69	366
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.922	05/05/2022	27,000	240	668
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.539	05/05/2022	12,500	105	377

					$3,203	$16,050

Total Purchased Options					$3,934	$16,571

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	65,000	$ (79)	$ (10)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	78,800	(69)	(40)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	11,700	(55)	(12)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	28,600	(39)	(9)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	3,000	(8)	(4)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	72,600	(151)	(70)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	32,200	(149)	(44)

BPS	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	8,800	(61)	(34)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	13,200	(127)	(58)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	12,000	(118)	(46)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	11,700	(120)	(39)

BRC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	10,400	(61)	(6)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	64,000	(82)	(9)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	36,300	(40)	(19)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	33,600	(64)	(24)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	12,700	(67)	(13)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	12,400	(89)	(38)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	60,900	(74)	(68)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	32,400	(44)	(30)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	70,400	(110)	(45)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	40,400	(58)	(50)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	37,300	(66)	(36)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	24,000	(109)	(33)

CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	37,900	(44)	(24)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	58,300	(80)	(66)

144	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value

DUB	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000%	04/20/2022	21,200	$(76)	$(15)
	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	05/18/2022	15,400	(85)	(32)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	36,000	(40)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	37,600	(41)	(16)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	35,000	(58)	(19)

GST	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	05/18/2022	8,500	(54)	(22)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	04/20/2022	33,100	(36)	(6)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	30,500	(51)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	36,000	(40)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	37,600	(59)	(11)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	11,700	(78)	(36)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	36,600	(59)	(28)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	35,400	(60)	(50)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	32,000	(48)	(5)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	31,700	(40)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	35,200	(41)	(22)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	36,900	(56)	(26)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	12,400	(57)	(17)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	26,100	(258)	(114)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	13,000	(119)	(49)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	14,300	(142)	(48)

MYC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	10,400	(61)	(6)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	7,900	(32)	(5)
	Put - OTC CDX.HY-37 5-Year Index	Sell	104.000	04/20/2022	9,500	(69)	(19)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	29,000	(55)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	36,500	(47)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	35,500	(73)	(19)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	18,000	(25)	(7)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	12,200	(59)	(16)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	46,300	(72)	(15)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	04/20/2022	34,100	(40)	(8)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	74,500	(80)	(68)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	35,400	(57)	(19)

						$ (4,132)	$ (1,549)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500%	04/07/2022	39,800	$(205)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.700	04/07/2022	39,800	(205)	(639)

BRC	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	05/09/2022	52,100	(226)	(17)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	05/09/2022	52,100	(425)	(1,108)

CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.288	04/28/2022	19,300	(67)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.788	04/28/2022	19,300	(67)	(448)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.755	09/30/2022	24,100	(152)	(131)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.955	09/30/2022	24,100	(169)	(143)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/16/2022	39,500	(162)	(22)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/16/2022	39,500	(162)	(348)

DUB	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350	08/08/2022	19,700	(77)	(25)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.550	08/08/2022	19,700	(77)	(181)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	2,398,100	(4,777)	(91)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	2,398,100	(4,777)	(39,553)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/11/2022	82,100	(290)	(39)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/11/2022	82,100	(322)	(684)

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	04/08/2022	66,300	(234)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	04/08/2022	66,300	(378)	(1,246)

							$ (12,772)	$(44,676)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	145

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	$96.125	04/06/2022	29,400	$(142)	$(969)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.406	04/06/2022	21,000	(105)	(751)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.063	04/06/2022	15,000	(60)	(394)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.125	04/06/2022	12,500	(49)	(336)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.508	04/06/2022	25,500	(104)	(783)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.656	04/06/2022	46,000	(158)	(1,941)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	100.156	04/06/2022	46,000	(216)	(2,171)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.336	06/06/2022	67,000	(309)	(276)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.516	06/06/2022	18,000	(100)	(82)

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.406	04/06/2022	30,500	(153)	(1,396)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.488	04/06/2022	30,500	(155)	(1,421)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.906	04/06/2022	30,500	(181)	(1,548)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.988	04/06/2022	30,500	(183)	(1,573)

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.852	04/06/2022	9,500	(37)	(229)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.078	04/06/2022	14,000	(55)	(370)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.352	04/06/2022	9,500	(53)	(277)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.453	04/06/2022	63,500	(268)	(1,915)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.547	04/06/2022	28,000	(109)	(871)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.578	04/06/2022	14,000	(78)	(440)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.586	04/06/2022	28,000	(109)	(882)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.086	04/06/2022	28,000	(149)	(1,021)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.844	04/06/2022	26,000	(77)	(519)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.344	04/06/2022	26,000	(106)	(648)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.414	04/06/2022	12,000	(37)	(308)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.766	05/05/2022	4,500	(24)	(70)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.867	05/05/2022	33,500	(154)	(548)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.914	05/05/2022	6,000	(32)	(100)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.984	05/05/2022	72,000	(332)	(1,240)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.102	05/05/2022	4,500	(24)	(81)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.367	05/05/2022	33,500	(225)	(675)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.484	05/05/2022	86,000	(538)	(1,813)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.984	05/05/2022	14,000	(89)	(354)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.199	04/06/2022	5,000	(23)	(168)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.320	04/06/2022	24,000	(122)	(1,078)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.523	04/06/2022	23,000	(111)	(1,080)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.820	04/06/2022	24,000	(144)	(1,198)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	98.023	04/06/2022	23,000	(141)	(1,194)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.625	04/06/2022	12,000	(45)	(263)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.656	04/06/2022	6,000	(23)	(133)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.734	04/06/2022	5,000	(20)	(115)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.344	04/06/2022	8,100	(30)	(235)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.391	04/06/2022	3,600	(13)	(106)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.406	04/06/2022	12,200	(50)	(362)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.484	04/06/2022	13,500	(51)	(411)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.531	04/06/2022	8,500	(33)	(263)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.563	04/06/2022	4,600	(17)	(144)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.188	04/06/2022	15,500	(63)	(581)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.734	04/06/2022	5,000	(14)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.508	05/05/2022	6,000	(29)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	96.031	06/06/2022	19,000	(116)	(116)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.766	04/06/2022	12,500	(39)	(240)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.875	04/06/2022	12,100	(36)	(245)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.266	04/06/2022	12,500	(59)	(302)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.375	04/06/2022	12,100	(49)	(305)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.875	04/06/2022	6,000	(17)	(181)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.781	05/05/2022	16,000	(86)	(252)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.922	05/05/2022	27,000	(142)	(453)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.422	05/05/2022	27,000	(179)	(556)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.539	05/05/2022	18,400	(86)	(396)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.039	05/05/2022	12,500	(79)	(322)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.781	05/05/2022	16,000	(60)	(14)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2052	102.141	04/06/2022	2,500	(4)	(49)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.328	06/06/2022	45,000	(214)	(184)

					$(6,506)	$(36,952)

Total Written Options					$(23,410)	$(83,177)

146	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	06/20/2024	0.648%	EUR 100	$2	$(3)	$0	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	South Africa Government International Bond	1.000%	Quarterly	12/20/2026	1.943%	$3,100	$(136)	$10	$0	$(126)
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	5.333	1,100	(126)	10	0	(116)

BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919	1,200	(58)	6	0	(52)

BRC	Brazil Government International Bond	1.000	Quarterly	06/20/2023	0.696	400	(19)	21	2	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.767	4,100	(189)	53	0	(136)
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	5.333	1,380	(120)	(26)	0	(146)

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.231	1,600	(28)	19	0	(9)
	Brazil Government International Bond	1.000	Quarterly	06/20/2026	1.709	5,700	(194)	37	0	(157)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.934	200	(2)	2	0	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.143	600	2	(4)	0	(2)
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.767	700	(32)	9	0	(23)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.263	100	(1)	2	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.400	2,000	(32)	59	27	0

DUB	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.943	400	(18)	2	0	(16)
	Turkey Government International Bond	1.000	Quarterly	06/20/2022	4.317	1,000	(12)	5	0	(7)

GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.035	200	(6)	6	0	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.231	1,900	(30)	19	0	(11)
	Brazil Government International Bond	1.000	Quarterly	06/20/2026	1.709	11,700	(397)	74	0	(323)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.829	800	(12)	14	2	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919	700	(31)	1	0	(30)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.499	2,200	(18)	48	30	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2022	0.552	1,400	(124)	126	2	0
	Russia Government International Bond	1.000	Quarterly	12/20/2024	49.789	6,400	39	(3,541)	0	(3,502)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.050	3,500	(149)	146	0	(3)

HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	0.916	500	(16)	17	1	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.035	4,800	(140)	138	0	(2)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.351	6,900	(101)	180	79	0

JPM	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.767	1,100	(50)	13	0	(37)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919	200	(8)	(1)	0	(9)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.351	4,500	(94)	145	51	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.784	900	(7)	15	8	0

MYC	Brazil Government International Bond	1.000	Quarterly	06/20/2026	1.709	30,500	(1,040)	199	0	(841)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919	4,400	(249)	58	0	(191)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.499	1,700	(9)	32	23	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.691	200	(3)	5	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.909	2,900	8	5	13	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.009	7,800	(35)	34	0	(1)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.943	28,400	(1,243)	89	0	(1,154)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	5.275	100	(16)	7	0	(9)

NGF	Russia Government International Bond	1.000	Quarterly	06/20/2023	72.635	11,900	(335)	(5,496)	0	(5,831)

							$(5,031)	$(7,462)	$241	$(12,734)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	147

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
CBK	CDX.MCDX-30 5-Year Index	1.000%	Quarterly	06/20/2023	$3,600	$89	$(54)	$35	$0

DUB	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	5,400	(127)	159	32	0

FBF	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	1,300	(9)	12	3	0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	42,500	(338)	594	256	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	17,200	91	(12)	79	0
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072	414,500	731	(1,181)	0	(450)
	CMBX.NA.AAA.15 Index	0.500	Monthly	11/18/2064	106,200	(1,021)	(77)	0	(1,098)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	1,495	8	(7)	1	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	12,182	(457)	530	73	0

MEI	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	3,400	(25)	32	7	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	3,500	(79)	100	21	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	4,500	(27)	48	21	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	72,100	(253)	397	144	0
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072	187,700	205	(408)	0	(203)
	CMBX.NA.AAA.15 Index	0.500	Monthly	11/18/2064	12,400	(105)	(23)	0	(128)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	5,193	(203)	234	31	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	12,100	7	66	73	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	84,400	(83)	471	388	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	155,100	(502)	811	309	0
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072	100,000	94	(202)	0	(108)

						$(2,004)	$1,490	$1,473	$(1,987)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	1.043%	Maturity	06/21/2022	$5,900	$(1)	$175	$174	$0

MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.928% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/20/2022	8,200	(2)	(253)	0	(255)
	Receive	iBoxx USD Liquid High Yield Index	N/A	1.043%	Maturity	06/21/2022	9,000	(1)	250	249	0

								$(4)	$172	$423	$(255)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Investment Grade Corporate Bond ETF	64,525	(1.470)% (1-Month USD-LIBOR less a specified spread)	Monthly	10/17/2022	$5,261	$0	$54	$54	$0
	Receive	iBoxx USD Investment Grade Corporate Bond ETF	129,050	(1.520)% (1-Month USD-LIBOR less a specified spread)	Monthly	10/17/2022	10,560	0	60	60	0

								$0	$114	$114	$0

Total Swap Agreements								$(7,037)	$(5,689)	$2,251	$(14,977)

148	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$1,628	$2,675	$114	$4,417	$(2,088)	$(7,892)	$(243)	$(10,223)	$(5,806)	$5,769	$(37)
BPS	9,326	0	174	9,500	(30,651)	(816)	(52)	(31,519)	(22,019)	21,324	(695)
BRC	314	0	2	316	(348)	(1,496)	(282)	(2,126)	(1,810)	2,068	258
BSH	23,521	0	0	23,521	(27,154)	0	0	(27,154)	(3,633)	4,152	519
CBK	7,684	0	63	7,747	(5,338)	(1,182)	(191)	(6,711)	1,036	(1,474)	(438)
DUB	3,809	0	32	3,841	(3,315)	(292)	(23)	(3,630)	211	829	1,040
FBF	0	0	3	3	0	0	0	0	3	0	3
GLM	8,428	0	0	8,428	(24,392)	(40,367)	0	(64,759)	(56,331)	57,597	1,266
GSC	0	3,427	0	3,427	0	(5,938)	0	(5,938)	(2,511)	2,967	456
GST	0	0	443	443	0	(161)	(5,417)	(5,578)	(5,135)	4,930	(205)
HUS	373	0	80	453	(356)	0	(2)	(358)	95	333	428
JPM	2,747	5,821	59	8,627	(4,750)	(13,893)	(46)	(18,689)	(10,062)	10,799	737
MBC	356	0	0	356	(81)	0	0	(81)	275	(800)	(525)
MEI	0	0	7	7	0	0	0	0	7	0	7
MYC	0	144	504	648	0	(190)	(2,782)	(2,972)	(2,324)	876	(1,448)
MYI	15,849	0	0	15,849	(5,208)	0	0	(5,208)	10,641	(10,010)	631
NGF	0	102	0	102	0	0	(5,831)	(5,831)	(5,729)	5,918	189
RBC	587	0	0	587	0	0	0	0	587	(590)	(3)
SAL	0	4,402	770	5,172	0	(10,950)	(108)	(11,058)	(5,886)	6,018	132
SCX	1,163	0	0	1,163	(507)	0	0	(507)	656	348	1,004
SOG	0	0	0	0	(738)	0	0	(738)	(738)	895	157
TOR	13,425	0	0	13,425	(171)	0	0	(171)	13,254	(5,920)	7,334
UAG	1,923	0	0	1,923	(2,078)	0	0	(2,078)	(155)	48	(107)

Total Over the Counter	$91,133	$16,571	$2,251	$109,955	$(107,175)	$(83,177)	$(14,977)	$(205,329)

(r)

Securities with an aggregate market value of $126,108 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	149

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,362	$1,362
Swap Agreements	0	412	0	0	3,924	4,336

	$0	$412	$0	$0	$5,286	$5,698

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$91,133	$0	$91,133
Purchased Options	0	0	0	0	16,571	16,571
Swap Agreements	0	1,714	114	0	423	2,251

	$0	$1,714	$114	$91,133	$16,994	$109,955

	$0	$2,126	$114	$91,133	$22,280	$115,653

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,849	$1,849
Swap Agreements	0	513	0	0	13,923	14,436

	$0	$513	$0	$0	$15,772	$16,285

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$107,175	$0	$107,175
Written Options	0	1,549	0	0	81,628	83,177
Swap Agreements	0	14,722	0	0	255	14,977

	$0	$16,271	$0	$107,175	$81,883	$205,329

	$0	$16,784	$0	$107,175	$97,655	$221,614

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$11,493	$11,493
Swap Agreements	0	4,345	0	0	14,779	19,124

	$0	$4,345	$0	$0	$26,272	$30,617

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$65,719	$0	$65,719
Purchased Options	0	(135)	0	0	4,879	4,744
Written Options	0	5,429	0	394	8,395	14,218
Swap Agreements	0	6,508	(624)	0	5,140	11,024

	$0	$11,802	$(624)	$66,113	$18,414	$95,705

	$0	$16,147	$(624)	$66,113	$44,686	$126,322

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,707	$4,707
Swap Agreements	0	(7,253)	0	0	33,348	26,095

	$0	$(7,253)	$0	$0	$38,055	$30,802

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(54,311)	$0	$(54,311)
Purchased Options	0	0	0	0	12,637	12,637
Written Options	0	1,523	0	(78)	(60,471)	(59,026)
Swap Agreements	0	(14,082)	114	0	21,399	7,431

	$0	$(12,559)	$114	$(54,389)	$(26,435)	$(93,269)

	$0	$(19,812)	$114	$(54,389)	$11,620	$(62,467)

150	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$872,692	$32,040	$904,732
Corporate Bonds & Notes
Banking & Finance	0	1,028,714	14,467	1,043,181
Industrials	0	1,583,502	1,576	1,585,078
Utilities	0	479,258	0	479,258
Convertible Bonds & Notes
Banking & Finance	0	17,228	0	17,228
Industrials	0	4,131	0	4,131
Municipal Bonds & Notes
Illinois	0	211	0	211
Puerto Rico	0	383	0	383
Texas	0	459	0	459
U.S. Government Agencies	0	2,734,645	0	2,734,645
U.S. Treasury Obligations	0	880,093	0	880,093
Non-Agency Mortgage-Backed Securities	0	1,787,699	402,169	2,189,868
Asset-Backed Securities	0	1,054,174	771	1,054,945
Sovereign Issues	0	350,230	0	350,230
Common Stocks
Communication Services	16,373	0	6,443	22,816
Consumer Discretionary	1	0	0	1
Energy	12,464	0	0	12,464
Financials	3,123	0	11,339	14,462
Industrials	0	1,049	17,193	18,242
Real Estate	0	0	22	22
Rights
Financials	0	0	376	376
Warrants
Financials	0	0	22	22
Information Technology	0	0	134	134
Preferred Securities
Financials	0	46,884	0	46,884
Industrials	0	5,460	1,740	7,200
Utilities	0	0	48,665	48,665
Real Estate Investment Trusts
Real Estate	140	0	0	140
Short-Term Instruments
Repurchase Agreements	0	2,680,899	0	2,680,899
Israel Treasury Bills	0	115,302	0	115,302
U.S. Treasury Bills	0	298,776	0	298,776
U.S. Treasury Cash Management Bills	0	29,440	0	29,440

	$32,101	$13,971,229	$536,957	$14,540,287

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$197	$0	$0	$197

Total Investments	$32,298	$13,971,229	$536,957	$14,540,484

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(818,401)	0	(818,401)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	924	4,770	0	5,694
Over the counter	0	99,501	10,454	109,955

	$924	$104,271	$10,454	$115,649

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(692)	(15,560)	0	(16,252)
Over the counter	(116)	(195,880)	(9,333)	(205,329)

	$(808)	$(211,440)	$(9,333)	$(221,581)

Total Financial Derivative Instruments	$116	$(107,169)	$1,121	$(105,932)

Totals	$32,414	$13,045,659	$538,078	$13,616,151

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	151

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2022:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$598	$32,637	$(991)	$1	$0	$(103)	$0	$(102)	$32,040	$(30)
Corporate Bonds & Notes
Banking & Finance	759	14,629	0	5	0	(926)	0	0	14,467	(926)
Industrials	1,905	0	(262)	0	0	(67)	0	0	1,576	(39)
Non-Agency Mortgage-Backed Securities	0	413,463	0	0	0	(11,294)	0	0	402,169	(11,294)
Asset-Backed Securities	898	0	(206)	0	(3)	82	0	0	771	60
Common Stocks
Communication Services	6,177	0	0	0	0	266	0	0	6,443	265
Energy(2)	4,421	1,265	0	0	0	5,748	0	(11,434)	0	0
Financials	996	25,427	(1,058)	0	0	(14,026)	0	0	11,339	(14,088)
Industrials	13,075	0	(1,265)	0	0	6,432	0	(1,049)	17,193	6,003
Materials(3)	2,086	0	(2,130)	0	165	(121)	0	0	0	0
Real Estate	0	394	0	0	0	(372)	0	0	22	(372)
Rights
Financials	0	0	0	0	0	376	0	0	376	376
Warrants
Financials	0	6,473	0	0	(67)	(6,384)	0	0	22	(6,242)
Information Technology(4)	104	0	0	0	0	30	0	0	134	30
Preferred Securities
Industrials	0	1,884	0	0	0	(144)	0	0	1,740	(144)
Utilities	49,803	765	(382)	0	0	(1,521)	0	0	48,665	(1,520)

	$80,822	$496,937	$(6,294)	$6	$95	$(22,024)	$0	$(12,585)	$536,957	$(27,921)

Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0	$0	$10,454	$0	$0	$10,454	$10,454

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$0	$0	$0	$(9,333)	$0	$0	$(9,333)	$(9,333)

Totals	$80,822	$496,937	$(6,294)	$6	$95	$(20,903)	$0	$(12,585)	$538,078	$(26,800)

152	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

					(% Unless Noted Otherwise)
Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs		Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$31,943	Recent Transaction	Purchase Price		100.000	—
	97	Third Party Vendor	Broker Quote		62.500	—
Corporate Bonds & Notes
Banking & Finance	733	Other Valuation Techniques(5)	—		—	—
	13,734	Proxy Pricing	Base Price		95.036-95.248	95.181
Industrials	1,576	Discounted Cash Flow	Discount Rate		2.602	—
Non-Agency Mortgage-Backed Securities	402,169	Proxy Pricing	Base Price		99.915-105.182	105.168
Asset-Backed Securities	771	Recent Transaction/Discounted Cash Flow	Discount Rate		7.120	—
Common Stocks
Communication Services	6,443	Reference Instrument	Liquidity Discount		10.000	—
Financials	11,339	Indicative Market Quotation	Broker Quote		30.500	—
Industrials	17,193	Discounted Cash Flow	Discount Rate		11.500-18.000	11.500
Real Estate	22	Other Valuation Techniques(6)	—		—	—
Rights
Financials	376	Other Valuation Techniques(6)	—		—	—
Warrants
Financials	22	Other Valuation Techniques(6)	—		—	—
Information Technology	134	Comparable Companies/Discounted Cash Flow	EBITDA Multiple	X	5.590	—
Preferred Securities
Industrials	1,740	Comparable Companies/Discounted Cash Flow	Book Value Multiple/Discount Rate	X/%	0.262/20.183	—
Utilities	48,665	Discounted Cash Flow	Discount Rate		4.043	—

Financial Derivative Instruments - Assets
Over the counter	10,454	Other Valuation Techniques(5)	—		—	—

Financial Derivative Instruments - Liabilities
Over the counter	(9,333)	Other Valuation Techniques(5)	—		—	—

Total	$538,078

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Industrials to Energy since prior fiscal year end.
(3)	Sector type updated from Financials to Materials since prior fiscal year end.
(4)	Security type updated from Rights to Warrants since prior fiscal year end.
(5)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	153

Consolidated Schedule of Investments	PIMCO Preferred and Capital Securities Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

AllSpring Buyer LLC
4.313% (LIBOR03M + 3.250%) due 11/01/2028 ~		$3,637	$3,620

Total Loan Participations and Assignments (Cost $3,617)			3,620

CORPORATE BONDS & NOTES 51.3%

BANKING & FINANCE 47.4%

Abanca Corp. Bancaria SA
6.125% due 01/18/2029 •	EUR	1,500	1,727

ABN AMRO Bank NV
4.750% due 09/22/2027 •(d)(e)		21,000	23,330

Absa Group Ltd.
6.375% due 05/27/2026 •(d)(e)		$2,000	1,946

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 •(e)		5,000	500

American International Group, Inc.
5.750% due 04/01/2048 •(h)		2,000	2,016

Athora Netherlands NV
7.000% due 06/19/2025 •(d)(e)	EUR	11,100	13,110

AXIS Specialty Finance LLC
4.900% due 01/15/2040 •(h)		$7,000	6,860

Banca Monte dei Paschi di Siena SpA
5.375% due 01/18/2028 •	EUR	1,000	732
8.000% due 01/22/2030 •		2,800	2,110
8.500% due 09/10/2030 •		7,600	5,899

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(d)(e)		13,200	15,123

Banco do Brasil SA
4.875% due 01/11/2029		$7,500	7,551

Banco General SA
5.250% due 05/07/2031 •(d)(e)		3,700	3,642

Banco Mercantil del Norte S.A.
8.375% due 10/14/2030 •(d)(e)		17,700	18,507

Banco Mercantil del Norte SA
5.875% due 01/24/2027 •(d)(e)		3,000	2,783
6.625% due 01/24/2032 •(d)(e)		2,700	2,495

Bank of America Corp.
4.375% due 01/27/2027 •(d)		10,000	9,423

Bank of Ireland Group PLC
6.000% due 09/01/2025 •(d)(e)	EUR	4,600	5,253
7.500% due 05/19/2025 •(d)(e)		15,100	18,202

Bank of Nova Scotia
3.625% due 10/27/2081 •(e)(f)		$5,900	5,081
4.900% due 06/04/2025 •(d)(e)		8,500	8,521

Barclays PLC
4.375% due 03/15/2028 •(d)(e)		7,100	6,271
6.125% due 12/15/2025 •(d)(e)		39,600	40,491
6.375% due 12/15/2025 •(d)(e)	GBP	700	952
7.250% due 03/15/2023 •(d)(e)		1,400	1,892
7.750% due 09/15/2023 •(d)(e)		$1,400	1,455
8.000% due 06/15/2024 •(d)(e)		600	635

BNP Paribas SA
4.625% due 01/12/2027 •(d)(e)		18,000	16,965
4.625% due 02/25/2031 •(d)(e)		14,900	13,336
5.125% due 11/15/2027 •(d)(e)		200	189
7.375% due 08/19/2025 •(d)(e)		7,000	7,547

BPCE SA
1.500% due 01/13/2042 •(e)	EUR	5,600	5,815
2.125% due 10/13/2046 •(e)		15,200	14,587

CaixaBank S.A.
3.625% due 09/14/2028 •(d)(e)		11,800	11,150
5.875% due 10/09/2027 •(d)(e)		17,000	19,875

Charles Schwab Corp.
5.000% due 06/01/2027 •(d)		$5,000	4,994

CIFI Holdings Group Co. Ltd.
5.250% due 05/13/2026		200	162
6.000% due 07/16/2025		200	167

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commerzbank AG
6.500% due 10/09/2029 •(d)(e)	EUR	7,400	$8,463

Cooperatieve Rabobank UA
3.100% due 06/29/2028 •(d)(e)		8,000	8,020
4.875% due 06/29/2029 •(a)(d)(e)		1,400	1,549

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026		$200	142
5.125% due 01/17/2025		600	465
6.150% due 09/17/2025		600	468
8.000% due 01/27/2024		300	258

CPI Property Group SA
4.875% due 07/16/2025 •(d)	EUR	11,500	11,717

Credit Agricole SA
8.125% due 12/23/2025 •(d)(e)		$9,300	10,371

Credit Suisse Group AG
5.250% due 02/11/2027 •(d)(e)		16,600	15,396
6.375% due 08/21/2026 •(d)(e)		26,600	26,323
7.250% due 09/12/2025 •(d)(e)		7,800	7,889
7.500% due 12/11/2023 •(d)(e)		16,900	17,523

Curo Group Holdings Corp.
7.500% due 08/01/2028		700	602

Deutsche Bank AG
3.742% due 01/07/2033 •		20,000	17,702
4.500% due 04/01/2025		4,800	4,824
4.500% due 11/30/2026 •(d)(e)	EUR	1,400	1,436
4.789% due 04/30/2025 •(d)(e)		$6,200	5,794
5.882% due 07/08/2031 •		23,500	24,393
6.750% due 10/30/2028 •(a)(d)(e)	EUR	8,000	9,065

DNB Bank ASA
0.758% (US0003M + 0.250%) due 05/23/2022 ~(d)		$1,700	1,301

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		1,100	1,050

Enact Holdings, Inc.
6.500% due 08/15/2025		4,600	4,753

Erste Group Bank AG
4.250% due 10/15/2027 •(d)(e)	EUR	13,000	13,730
6.500% due 04/15/2024 •(d)(e)		6,400	7,455

Freedom Mortgage Corp.
6.625% due 01/15/2027		$5,000	4,644
8.250% due 04/15/2025		1,506	1,504

Hongkong & Shanghai Banking Corp. Ltd.
0.496% (US0003M + 0.188%) due 04/27/2022 ~(d)		400	327

HSBC Bank PLC
0.600% due 06/15/2022 •(d)		1,500	1,231
0.750% (US0006M + 0.250%) due 06/30/2022 ~(d)		6,590	5,406
0.750% (US0006M + 0.250%) due 09/30/2022 ~(d)		5,700	4,678

HSBC Holdings PLC
4.000% due 03/09/2026 •(d)(e)		5,600	5,323
4.600% due 12/17/2030 •(d)(e)		12,200	10,919
4.700% due 03/09/2031 •(d)(e)		7,500	6,741
5.250% due 09/16/2022 •(d)(e)	EUR	900	1,009
6.000% due 05/22/2027 •(d)(e)		$20,500	20,910
6.500% due 03/23/2028 •(d)(e)		17,800	18,156

ING Groep NV
3.875% due 05/16/2027 •(d)(e)		1,800	1,575
4.250% due 05/16/2031 •(d)(e)		1,400	1,195
4.875% due 05/16/2029 •(d)(e)		12,000	11,227
5.750% due 11/16/2026 •(d)(e)		14,500	14,592
6.500% due 04/16/2025 •(d)(e)		29,048	30,176

Intesa Sanpaolo SpA
5.500% due 03/01/2028 •(d)(e)	EUR	5,000	5,495
5.875% due 09/01/2031 •(d)(e)		17,100	18,782
6.250% due 05/16/2024 •(d)(e)		700	811
6.375% due 03/30/2028 •(d)(e)		9,000	10,186
7.700% due 09/17/2025 •(d)(e)		$4,400	4,609
7.750% due 01/11/2027 •(d)(e)	EUR	7,150	8,811

Ladder Capital Finance Holdings LLLP
4.750% due 06/15/2029		$6,000	5,666

LeasePlan Corp. NV
7.375% due 05/29/2024 •(d)(e)	EUR	7,400	8,697

Legal & General Group PLC
5.625% due 03/24/2031 •(d)(e)	GBP	3,500	4,675

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LFS Topco LLC
5.875% due 10/15/2026		$6,600	$6,195

Liberty Mutual Group, Inc.
3.625% due 05/23/2059 •(h)	EUR	4,100	4,490
4.125% due 12/15/2051 •		$7,000	6,614
4.300% due 02/01/2061		5,100	4,066

Lincoln Financing SARL
3.625% due 04/01/2024	EUR	700	775

Lloyds Banking Group PLC
6.750% due 06/27/2026 •(d)(e)		$300	315
7.500% due 06/27/2024 •(d)(e)		9,700	10,198
7.500% due 09/27/2025 •(d)(e)		19,360	20,584

Midcap Financial Issuer Trust
6.500% due 05/01/2028		5,140	4,841

Nationstar Mortgage Holdings, Inc.
6.000% due 01/15/2027		5,200	5,300

Nationwide Building Society
5.750% due 06/20/2027 •(d)(e)	GBP	4,500	5,978
5.875% due 12/20/2024 •(d)(e)		400	534

Natwest Group PLC
4.600% due 06/28/2031 •(d)(e)		$18,550	16,370
5.125% due 05/12/2027 •(d)(e)	GBP	1,500	1,949
6.000% due 12/29/2025 •(d)(e)		$26,600	27,229
8.000% due 08/10/2025 •(d)(e)		6,800	7,396

New Metro Global Ltd.
4.800% due 12/15/2024		200	136

Nordea Bank Abp
3.750% due 03/01/2029 •(d)(e)		12,400	10,674

Nova Ljubljanska Banka dd
3.400% due 02/05/2030 •(h)	EUR	5,000	4,840
3.400% due 02/05/2030 •		9,800	9,486
3.650% due 11/19/2029 •		8,000	7,965

Nykredit Realkredit AS
4.125% due 04/15/2026 •(d)(e)		2,600	2,890

OneMain Finance Corp.
3.875% due 09/15/2028		$11,000	9,962

Oxford Finance LLC
6.375% due 02/01/2027		800	816

PennyMac Financial Services, Inc.
4.250% due 02/15/2029		6,400	5,504
5.750% due 09/15/2031		1,600	1,425

Permanent TSB Group Holdings PLC
3.000% due 08/19/2031 •	EUR	4,800	5,068

Prudential Financial, Inc.
5.125% due 03/01/2052 •		$5,900	5,972

Santander U.K. Group Holdings PLC
4.750% due 09/15/2025		8,200	8,337
7.375% due 06/24/2022 •(d)(e)	GBP	200	266

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(d)(e)		4,400	5,981

Seazen Group Ltd.
4.450% due 07/13/2025		$200	122
6.000% due 08/12/2024		400	256
6.150% due 04/15/2023		200	151

Sitka Holdings LLC
5.506% due 07/06/2026 •		18,400	17,559

Skandinaviska Enskilda Banken AB
5.625% due 05/13/2022 •(d)(e)		200	201

Societe Generale SA
4.750% due 05/26/2026 •(d)(e)		4,200	3,927
5.375% due 11/18/2030 •(d)(e)		9,600	8,977
6.750% due 04/06/2028 •(d)(e)		11,760	11,907
7.375% due 10/04/2023 •(d)(e)		500	510
8.000% due 09/29/2025 •(d)(e)		6,450	6,971

Standard Chartered PLC
4.750% due 01/14/2031 •(d)(e)		7,100	6,430
6.000% due 07/26/2025 •(d)(e)		4,500	4,652
7.750% due 04/02/2023 •(d)(e)		200	208

Svenska Handelsbanken AB
4.750% due 03/01/2031 •(d)(e)		3,000	2,900

Swedbank AB
4.000% due 03/17/2029 •(d)(e)		400	352

Swiss Re Finance U.K. PLC
2.714% due 06/04/2052 •	EUR	1,500	1,606

154	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Textron Financial Corp.
2.241% (US0003M + 1.735%) due 02/15/2067 ~		$13,042	$10,205

UBS Group AG
4.375% due 02/10/2031 •(d)(e)		1,700	1,539
4.375% due 02/10/2031 •(d)(e)		2,400	2,172
4.875% due 02/12/2027 •(d)(e)		11,000	10,639
5.125% due 07/29/2026 •(d)(e)		12,400	12,481
6.875% due 08/07/2025 •(d)(e)		2,000	2,100
7.000% due 02/19/2025 •(d)(e)		7,400	7,866

UniCredit SpA
3.127% due 06/03/2032 •		8,100	7,133
5.459% due 06/30/2035 •		12,900	12,351
7.500% due 06/03/2026 •(d)(e)	EUR	3,100	3,715
9.250% due 06/03/2022 •(d)(e)		200	225

USB Realty Corp.
1.386% (US0003M + 1.147%) due 01/15/2027 ~(d)		$6,567	5,500

Virgin Money U.K. PLC
7.875% due 12/14/2028 •	GBP	850	1,194
9.250% due 06/08/2024 •(d)(e)		6,300	8,778

Virgin Money UK PLC
7.875% due 12/14/2028 •		900	1,264

Zurich Finance Ireland Designated Activity Co.
3.500% due 05/02/2052 •		$12,500	11,331

			1,076,706

INDUSTRIALS 2.1%

AA Bond Co. Ltd.
6.500% due 01/31/2026	GBP	1,900	2,452

Abertis Infraestructuras Finance BV
2.625% due 01/26/2027 •(d)	EUR	4,700	4,789

Altice France SA
5.500% due 10/15/2029		$7,100	6,380

Atlantia SpA
1.875% due 02/12/2028	EUR	3,800	3,990

CGG SA
8.750% due 04/01/2027		$3,200	3,223

Coty, Inc.
4.750% due 01/15/2029		8,300	7,761

Enbridge, Inc.
5.500% due 07/15/2077 •		7,000	6,923
6.250% due 03/01/2078 •		2,000	2,074

South Jersey Industries, Inc.
5.020% due 04/15/2031		10,000	9,835

			47,427

UTILITIES 1.8%

CMS Energy Corp.
3.750% due 12/01/2050 •		2,000	1,770
4.750% due 06/01/2050 •		6,000	5,955

Sempra Energy
4.125% due 04/01/2052 •		5,000	4,681

Transcanada Trust
5.500% due 09/15/2079 •		5,000	5,009

Vodafone Group PLC
5.125% due 06/04/2081 •		6,850	6,056
7.000% due 04/04/2079 •		15,400	17,043

			40,514

Total Corporate Bonds & Notes (Cost $1,241,043)			1,164,647

		SHARES
COMMON STOCKS 2.4%

FINANCIALS 2.4%

Bank of America Corp.		443,400	18,277

JPMorgan Chase & Co.		136,000	18,539

Wells Fargo & Co.		371,500	18,003

Total Common Stocks (Cost $58,862)			54,819

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 39.7%

FINANCIALS 35.5%

Abanca Corp. Bancaria SA
6.000% due 01/20/2026 •(d)(e)	2,400,000	$2,620
7.500% due 10/02/2023 •(d)(e)	1,400,000	1,596

Aircastle Ltd.
5.250% due 06/15/2026 •(d)	5,200,000	4,784

Ally Financial, Inc.
4.700% due 05/15/2028 •(d)	5,000,000	4,563

American AgCredit Corp.
5.250% due 06/15/2026 •(d)	5,000,000	4,950

American Express Co.
3.550% due 09/15/2026 •(d)	22,100,000	20,195

Banco Bilbao Vizcaya Argentaria S.A.
6.000% due 01/15/2026 •(d)(e)	12,400,000	14,369

Banco Bilbao Vizcaya Argentaria SA
6.500% due 03/05/2025 •(d)(e)	5,200,000	5,233

Banco Santander SA
4.125% due 11/12/2027 •(d)(e)	8,400,000	8,562
4.375% due 01/14/2026 •(d)(e)	3,600,000	3,884
5.250% due 09/29/2023 •(d)(e)	600,000	672
6.750% due 04/25/2022 •(d)(e)	200,000	222

Bank of America Corp.
5.875% due 03/15/2028 •(d)	56,210,000	56,831

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(d)	8,000,000	8,212

Bankinter SA
6.250% due 01/17/2026 •(d)(e)	3,200,000	3,707

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(d)	2,000,000	2,095

CaixaBank S.A.
5.250% due 03/23/2026 •(d)(e)	14,000,000	15,445

CaixaBank SA
6.375% due 09/19/2023 •(d)(e)	5,600,000	6,456
6.750% due 06/13/2024 •(d)(e)	7,000,000	8,174

Charles Schwab Corp.
4.000% due 06/01/2026 •(d)	13,000,000	12,464
4.000% due 12/01/2030 •(d)	30,000,000	26,981
5.000% due 12/01/2027 •(d)(h)	11,875,000	11,483
5.375% due 06/01/2025 •(d)(h)	12,500,000	12,937

Citigroup, Inc.
3.875% due 02/18/2026 •(d)	5,000,000	4,725
4.000% due 12/10/2025 •(d)	15,700,000	15,111
4.700% due 01/30/2025 •(d)	10,000,000	9,600
5.000% due 09/12/2024 •(d)	100,000	99
5.900% due 02/15/2023 •(d)	5,000,000	5,089
5.950% due 05/15/2025 •(d)	13,500,000	13,777
6.300% due 05/15/2024 •(d)	27,554,000	27,768

Citizens Financial Group, Inc.
4.000% due 10/06/2026 •(d)	8,500,000	7,820
5.650% due 10/06/2025 •(d)	5,000,000	5,213
6.375% due 04/06/2024 •(d)	8,400,000	8,253

CoBank ACB
6.250% (US0003M + 4.557%) due 10/01/2022 ~(d)	2,000	203

Compeer Financial ACA
4.875% due 08/15/2026 •(d)	5,000,000	4,900

Depository Trust & Clearing Corp.
3.375% due 06/20/2026 •(d)	10,000,000	9,225

Discover Financial Services
5.500% due 10/30/2027 •(d)	9,000,000	8,733
6.125% due 06/23/2025 •(d)	5,000,000	5,216

Farm Credit Bank of Texas
6.200% due 06/15/2028 •(d)	7,000,000	7,420

Goldman Sachs Group, Inc.
3.650% due 08/10/2026 •(d)	10,000,000	9,175
3.800% due 05/10/2026 •(d)	10,000,000	9,294
4.400% due 02/10/2025 •(d)	13,500,000	12,859
5.000% due 11/10/2022 •(d)	31,900,000	30,544

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(d)	3,913,000	6,345

	SHARES	MARKET VALUE (000S)

JPMorgan Chase & Co.
3.769% (US0003M + 3.470%) due 07/30/2022 ~(d)(h)	7,815,000	$7,815
4.000% due 04/01/2025 •(d)(h)	1,200,000	1,135
4.200% due 09/01/2026 (d)	200,000	4,216
4.600% due 02/01/2025 •(d)(h)	53,800,000	51,984
4.625% due 06/01/2026 (d)	200,000	4,402
6.100% due 10/01/2024 •(d)(h)	16,400,000	16,820

Morgan Stanley
4.875% due 01/15/2025 (d)	280,000	6,625
5.300% due 12/15/2025 •(d)	12,500,000	12,281
5.850% (US0003M + 3.491%) due 04/15/2027 ~(d)	361,506	9,453
5.875% due 09/15/2026 •(d)	7,600,000	8,049

Nationwide Building Society
10.250% ~	73,204	16,540

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(d)	20,000,000	18,060

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(d)	33,239,725	43,009

SVB Financial Group
4.100% due 02/15/2031 •(d)	28,200,000	24,111
4.250% due 11/15/2026 •(d)	5,000,000	4,634
4.700% due 11/15/2031 •(d)	10,000,000	8,963

Truist Financial Corp.
4.950% due 09/01/2025 •(d)(h)	5,000,000	5,133
5.050% due 12/15/2024 •(d)	11,400,000	11,001
5.100% due 03/01/2030 •(d)(h)	10,300,000	10,496

U.S. Bancorp
3.700% due 01/15/2027 •(d)	15,000,000	13,612
5.300% due 04/15/2027 •(d)(h)	5,850,000	5,783

Wells Fargo & Co.
3.900% due 03/15/2026 •(d)	40,000,000	38,367
4.250% due 09/15/2026 (d)	200,000	4,138
4.750% due 03/15/2025 (d)	150,000	3,326
5.900% due 06/15/2024 •(d)	38,032,000	38,412

		806,169

INDUSTRIALS 1.3%

Energy Transfer LP
6.750% due 05/15/2025 •(d)	3,000,000	2,929
7.125% due 05/15/2030 •(d)	14,000,000	13,685

General Electric Co.
4.156% (US0003M + 3.330%) due 06/15/2022 ~(d)	13,195,000	12,700

		29,314

UTILITIES 2.9%

AT&T Mobility LLC
7.000% due 10/20/2022 «(d)(f)	588,030	15,319

AT&T, Inc.
2.875% due 03/02/2025 •(d)	6,700,000	7,228

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(d)	8,900,000	8,772

Duke Energy Corp.
4.875% due 09/16/2024 •(d)	4,070,000	4,123

Edison International
5.000% due 12/15/2026 •(d)	15,000,000	14,115

Sempra Energy
4.875% due 10/15/2025 •(d)	16,200,000	16,321

		65,878

Total Preferred Securities (Cost $939,642)		901,361

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	155

Consolidated Schedule of Investments	PIMCO Preferred and Capital Securities Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (g) 0.3%
		$6,793

U.S. TREASURY BILLS 0.1%
0.407% due 05/19/2022 - 06/23/2022 (b)(c)(k)	$1,901	1,900

Total Short-Term Instruments (Cost $8,693)		8,693

Total Investments in Securities (Cost $2,251,857)		2,133,140

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.7%

SHORT-TERM INSTRUMENTS 7.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.7%

PIMCO Short-Term Floating NAV Portfolio III	17,875,180	$173,568

Total Short-Term Instruments (Cost $173,574)		173,568

Total Investments in Affiliates (Cost $173,574)		173,568

Total Investments 101.7% (Cost $2,425,431)		2,306,708

Financial Derivative Instruments (i)(j) 0.3% (Cost or Premiums, net $(1,542))		7,912

Other Assets and Liabilities, net (2.0)%		(46,105)

Net Assets 100.0%		$2,268,515

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$15,905	$15,319	0.68%
Bank of Nova Scotia	3.625	10/27/2081	09/29/2021	5,900	5,081	0.22

				$21,805	$20,400	0.90%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$6,793	U.S. Treasury Bills 0.000% due 08/04/2022	$(6,929)	$6,793	$6,793

Total Repurchase Agreements						$(6,929)	$6,793	$6,793

156	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	0.780%	03/10/2022	06/10/2022			$(64,143)	$(64,173)
	0.780	03/18/2022	06/10/2022			(1,035)	(1,035)
DBL	(0.220)	11/24/2020	TBD	(3)	EUR	(3,811)	(4,202)
FBF	(2.500)	02/03/2022	TBD	(3)		(718)	(792)

Total Reverse Repurchase Agreements							$(70,202)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(65,208)	$0	$(65,208)	$69,704	$4,496
DBL	0	(4,202)	0	(4,202)	4,434	232
FBF	0	(792)	0	(792)	678	(114)
FICC	6,793	0	0	6,793	(6,929)	(136)

Total Borrowings and Other Financing Transactions	$6,793	$(70,202)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$(8,300)	$(4,994)	$(13,294)
Preferred Securities	0	0	(56,908)	0	(56,908)

Total Borrowings	$0	$0	$(65,208)	$(4,994)	$(70,202)

Payable for reverse repurchase agreements					$(70,202)

(h)	Securities with an aggregate market value of $75,628 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(19,895) at a weighted average interest rate of 0.000%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl June Futures	06/2022	142	$20,242	$(762)	$119	$(57)
U.S. Treasury 5-Year Note June Futures	06/2022	2,036	233,504	(5,501)	286	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	255	45,167	(1,761)	271	0
United Kingdom Long Gilt June Futures	06/2022	12	1,911	(18)	7	(2)

				$(8,042)	$683	$(59)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	157

Consolidated Schedule of Investments	PIMCO Preferred and Capital Securities Fund	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2022	262	$(45,986)	$1,366	$43	$(465)
Euro-Buxl 30-Year Bond June Futures	06/2022	103	(21,216)	665	23	(328)
U.S. Treasury 10-Year Note June Futures	06/2022	1,274	(156,543)	4,314	23	(288)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	90	(12,192)	366	0	(37)

				$6,711	$89	$(1,118)

Total Futures Contracts				$(1,331)	$772	$(1,177)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Barclays Bank PLC	1.000%	Quarterly	12/20/2022	0.285%	EUR	1,700	$11	$(1)	$10	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
iTraxx Europe Main 36 5-Year Index	1.000%	Quarterly	12/20/2026	EUR	24,900	$687	$(239)	$448	$0	$(2)
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027		5,900	90	1	91	1	(1)

						$777	$(238)	$539	$1	$(3)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/21/2024	GBP	103,500	$(4,267)	$(409)	$(4,676)	$0	$(147)
Pay(5)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2027		35,300	(2,872)	(223)	(3,095)	0	(5)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		17,400	1,688	214	1,902	0	(73)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		12,200	2,585	52	2,637	0	(137)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	$	1,500	88	118	206	0	(4)
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2027	EUR	200	12	3	15	0	(1)
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		3,600	436	109	545	0	(36)

							$(2,330)	$(136)	$(2,466)	$0	$(403)

Total Swap Agreements							$(1,542)	$(375)	$(1,917)	$1	$(406)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(6)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$772	$1	$773	$0	$(1,177)	$(407)	$(1,584)

Cash of $14,099 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

158	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin liability of $(1) for closed swap agreements is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2022		$343,017	EUR	307,483	$0	$(2,863)
	05/2022	EUR	305,975		$341,634	2,859	0

BPS	04/2022	AUD	316		230	0	(7)
	04/2022		$15,855	EUR	14,188	0	(159)
	04/2022		2,948	GBP	2,199	0	(59)

CBK	04/2022		1,095		830	0	(5)

HUS	04/2022	EUR	10,071		$11,124	0	(17)
	04/2022	GBP	871		1,156	13	(1)
	04/2022		$5,804	EUR	5,260	17	(2)
	04/2022		7,026	GBP	5,326	0	(30)

RBC	04/2022		266		200	0	(3)

SCX	04/2022	EUR	332,632		$374,092	6,118	0
	04/2022	GBP	54,541		73,201	1,553	0
	05/2022	EUR	65,113		72,354	262	0
	05/2022	GBP	46,857		61,682	140	0

TOR	04/2022	EUR	49,341		55,491	907	0

Total Forward Foreign Currency Contracts						$11,869	$(3,146)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$2,859	$0	$0	$2,859	$(2,863)	$0	$0	$(2,863)	$(4)	$0	$(4)
BPS	0	0	0	0	(225)	0	0	(225)	(225)	81	(144)
CBK	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
HUS	30	0	0	30	(50)	0	0	(50)	(20)	0	(20)
RBC	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
SCX	8,073	0	0	8,073	0	0	0	0	8,073	(4,260)	3,813
TOR	907	0	0	907	0	0	0	0	907	(420)	487

Total Over the Counter	$11,869	$0	$0	$11,869	$(3,146)	$0	$0	$(3,146)

(k)

Securities with an aggregate market value of $81 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	159

Consolidated Schedule of Investments	PIMCO Preferred and Capital Securities Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$772	$772
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$0	$772	$773

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,869	$0	$11,869

	$0	$1	$0	$11,869	$772	$12,642

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,177	$1,177
Swap Agreements	0	3	0	0	404	407

	$0	$3	$0	$0	$1,581	$1,584

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,146	$0	$3,146

	$0	$3	$0	$3,146	$1,581	$4,730

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$1,403	$0	$(2,590)	$(1,187)
Swap Agreements	0	21	0	0	(284)	(263)

	$0	$21	$1,403	$0	$(2,874)	$(1,450)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$40,359	$0	$40,359

	$0	$21	$1,403	$40,359	$(2,874)	$38,909

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2,598)	$(2,598)
Swap Agreements	0	(239)	0	0	(4,133)	(4,372)

	$0	$(239)	$0	$0	$(6,731)	$(6,970)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8,398)	$0	$(8,398)

	$0	$(239)	$0	$(8,398)	$(6,731)	$(15,368)

160	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,620	$0	$3,620
Corporate Bonds & Notes
Banking & Finance	0	1,076,706	0	1,076,706
Industrials	0	47,427	0	47,427
Utilities	0	40,514	0	40,514
Common Stocks
Financials	54,819	0	0	54,819
Preferred Securities
Financials	32,160	774,009	0	806,169
Industrials	0	29,314	0	29,314
Utilities	0	50,559	15,319	65,878
Short-Term Instruments
Repurchase Agreements	0	6,793	0	6,793
U.S. Treasury Bills	0	1,900	0	1,900

	$86,979	$2,030,842	$15,319	$2,133,140

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$173,568	$0	$0	$173,568

Total Investments	$260,547	$2,030,842	$15,319	$2,306,708

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$192	$581	$0	$773
Over the counter	0	11,869	0	11,869

	$192	$12,450	$0	$12,642

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(852)	(731)	0	(1,583)
Over the counter	0	(3,146)	0	(3,146)

	$(852)	$(3,877)	$0	$(4,729)

Total Financial Derivative Instruments	$(660)	$8,573	$0	$7,913

Totals	$259,887	$2,039,415	$15,319	$2,314,621

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	161

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class C-2 shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based

162	PIMCO CREDIT BOND FUNDS

March 31, 2022

on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Diversified Income Fund	Daily	Monthly

PIMCO ESG Income Fund	Daily	Monthly

PIMCO High Yield Spectrum Fund	Daily	Monthly

PIMCO Long-Term Credit Bond Fund	Daily	Monthly

PIMCO Low Duration Credit Fund	Daily	Monthly

PIMCO Low Duration Income Fund	Daily	Monthly

PIMCO Credit Opportunities Bond Fund	Quarterly	Quarterly

PIMCO Preferred and Capital Securities Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain

ANNUAL REPORT	|	MARCH 31, 2022	163

Notes to Financial Statements	(Cont.)

derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities

164	PIMCO CREDIT BOND FUNDS

March 31, 2022

that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an

ANNUAL REPORT	|	MARCH 31, 2022	165

Notes to Financial Statements	(Cont.)

indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive

166	PIMCO CREDIT BOND FUNDS

March 31, 2022

markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed-through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived

ANNUAL REPORT	|	MARCH 31, 2022	167

Notes to Financial Statements	(Cont.)

valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2022 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Diversified Income Fund	$32,046	$328	$0	$0	$(566)	$31,808	$328	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Credit Opportunities Bond Fund	$87,527	$169,095	$(236,500)	$(56)	$(335)	$19,731	$496	$0

PIMCO Diversified Income Fund	460,936	1,169,532	(1,312,301)	(2,872)	(62)	315,233	3,432	0

PIMCO High Yield Spectrum Fund	39,266	185,214	(224,200)	(121)	(41)	118	213	0

PIMCO Long-Term Credit Bond Fund	55,745	1,165,458	(1,219,700)	(1,254)	5	254	1,158	0

PIMCO Low Duration Credit Fund	24,973	392,649	(411,600)	(613)	1	5,410	649	0

PIMCO Low Duration Income Fund	34,466	6,712,430	(6,732,300)	(14,399)	0	197	15,530	0

PIMCO Preferred and Capital Securities Fund	78,277	1,117,032	(1,018,100)	(3,626)	(15)	173,568	3,932	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price

168	PIMCO CREDIT BOND FUNDS

March 31, 2022

and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not

ANNUAL REPORT	|	MARCH 31, 2022	169

Notes to Financial Statements	(Cont.)

limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of

Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of March 31, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

170	PIMCO CREDIT BOND FUNDS

March 31, 2022

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the

Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

ANNUAL REPORT	|	MARCH 31, 2022	171

Notes to Financial Statements	(Cont.)

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Line of Credit  The PIMCO High Yield Spectrum Fund and PIMCO Low Duration Credit Fund entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Funds pay financing charges based on a combination of a LIBOR-based variable rate plus a credit spread. The Funds also pay a fee of 0.15% per annum on the unused maximum available commitment amounts. As of March 31, 2022, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statements of Assets and Liabilities. Interest and commitment and upfront fees, if any, paid by the Funds are disclosed as part of the interest expense on the Statements of Operations.

During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Funds	Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

PIMCO High Yield Spectrum Fund	$15,000,000	08/31/2022	$43,800

PIMCO Low Duration Credit Fund	$28,000,000	08/31/2022	$95,049

*	Maximum available commitment prior to renewal on August 31, 2021, for PIMCO High Yield Spectrum Bond and PIMCO Low Duration Credit Fund was $19,000,000 and $47,000,000, respectively.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(d) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(e) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities,

172	PIMCO CREDIT BOND FUNDS

March 31, 2022

(ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(f) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2022, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

ANNUAL REPORT	|	MARCH 31, 2022	173

Notes to Financial Statements	(Cont.)

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a

Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other

174	PIMCO CREDIT BOND FUNDS

March 31, 2022

forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation,

ANNUAL REPORT	|	MARCH 31, 2022	175

Notes to Financial Statements	(Cont.)

other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest

176	PIMCO CREDIT BOND FUNDS

March 31, 2022

rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Credit Fund	PIMCO Low Duration Income Fund	PIMCO Preferred and Capital Securities Fund

New Fund	—	—	X	—	—	—	—	—

Small Fund	—	—	X	—	—	—	—	—

Interest Rate	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X

Capital Securities	—	—	—	—	—	—	—	X

Preferred Securities	—	—	—	—	—	—	—	X

Concentration in Banking Industries	—	—	—	—	—	—	—	X

Contingent Convertible Securities	—	—	X	—	—	—	X	X

High Yield	X	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	—	X	—	X	—

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	—	X	X

Leveraging	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X

Subsidiary	—	—	—	—	—	—	—	X

Regulation S Securities	—	—	—	—	—	—	—	X

Short Exposure	X	X	X	X	X	X	X	X

Convertible Securities	X	—	—	—	—	—	—	—

Senior Loan	X	—	—	—	—	X	—	—

Distribution Rate	—	—	X	—	—	—	X	—

Environmental, Social and Governance Investing	—	—	X	—	—	—	—	—

LIBOR Transition	X	X	X	—	X	X	X	X

“Covenant-lite” Obligations	—	—	—	—	—	X	—	—

ANNUAL REPORT	|	MARCH 31, 2022	177

Notes to Financial Statements	(Cont.)

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Capital Securities Risk  is the risk that the value of securities issued by U.S. and non-U.S. financial institutions that can be used to satisfy their regulatory capital requirements may decline in response to changes in legislation and regulations applicable to financial institutions and financial markets, increased competition, adverse changes in general or industry-specific economic conditions, or unfavorable interest rates. By investing under normal circumstances at least 80% of its assets in a combination of preferred securities and Capital Securities, the PIMCO Preferred and Capital Securities Fund will be more susceptible to these risks than a fund that does not invest in Capital Securities to the same extent as the Fund.

Preferred Securities Risk  is the risk that preferred securities may be subject to greater credit or other risks than senior debt instruments. In addition, preferred securities are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.

Concentration in Banking Industries Risk  is the risk of concentrating in industries related to banking, including interest rate risk, market risk, the risk of heightened competition and the risk that legislation and other government actions could adversely affect such industries.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of a Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to a Fund.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage,

178	PIMCO CREDIT BOND FUNDS

March 31, 2022

liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Subsidiary Risk  is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Regulation S Securities Risk  is the risk that Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Senior Loan Risk  is the risk that investing in senior loans, including bank loans, exposes a Fund to heightened credit risk, call risk,

ANNUAL REPORT	|	MARCH 31, 2022	179

Notes to Financial Statements	(Cont.)

settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund may have to reinvest the proceeds in instruments that pay lower interest rates. To the extent the Fund invests in senior loans that are covenant-lite obligations, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in traditional loans

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Environmental, Social and Governance Investing Risk  is the risk that, because a Fund’s ESG strategy may select or exclude securities of certain issuers for reasons other than performance, a Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

“Covenant-lite” Obligations Risk  is the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Additionally, to the extent a Fund invests in securities and instruments economically tied to Russia, the recent Russian invasion of Ukraine may adversely affect a Fund’s investments. Please see the Important Information section for additional discussion of the COVID-19 pandemic as well as the Russian invasion of Ukraine.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention

180	PIMCO CREDIT BOND FUNDS

March 31, 2022

may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

ANNUAL REPORT	|	MARCH 31, 2022	181

Notes to Financial Statements	(Cont.)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A		Class C	Class C-2
PIMCO Credit Opportunities Bond Fund	0.60%	0.30%	0.40%	0.50%	(2)*	N/A	0.45%		0.45%	N/A
PIMCO Diversified Income Fund	0.45%	0.30%	0.40%	0.50%	(2)	0.30%	0.45%		0.45%	N/A
PIMCO ESG Income Fund	0.25%	0.25%	0.35%	0.45%	(2)	N/A	0.40%		0.40%	N/A
PIMCO High Yield Spectrum Fund	0.30%	0.30%	0.40%	0.50%	(2)	N/A	0.40%		0.40%	N/A
PIMCO Long-Term Credit Bond Fund	0.30%	0.25%	0.35%	N/A		N/A	0.40%	*	N/A	N/A
PIMCO Low Duration Credit Fund	0.40%	0.30%	0.40%	N/A		N/A	0.35%		0.35%	N/A
PIMCO Low Duration Income Fund	0.30%	0.20%	0.30%	0.40%	(2)	N/A	0.35%		0.35%	0.35%
PIMCO Preferred and Capital Securities Fund(1)	0.44%	0.35%	0.45%	0.55%	(2)	N/A	0.45%		0.45%	N/A

(1)

PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”) to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

182	PIMCO CREDIT BOND FUNDS

March 31, 2022

(2)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class C-2 shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class C-2 shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.50% for Class C-2 shares, and in connection with personal services rendered to Class A, Class C and Class C-2 shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class C-2 shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO Low Duration Income Fund	0.30%	0.25%

All Other Funds	0.75%	0.25%
Class C-2

PIMCO Low Duration Income Fund	0.50%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class C and Class C-2 shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2022, the Distributor retained $5,155,667 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Redemption Fees  Effective May 3, 2021, any redemptions of PIMCO Low Duration Credit Fund shares are no longer subject to a redemption fee. Prior to May 3, 2021, shareholders of the PIMCO Low Duration Credit Fund were subject to a redemption fee on redemptions and exchanges of 1.00% of the NAV of the PIMCO Low Duration Credit Fund shares redeemed or exchanged. Redemption fees were charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges. Under certain circumstances, the redemption fee may be waived. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(f) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the

ANNUAL REPORT	|	MARCH 31, 2022	183

Notes to Financial Statements	(Cont.)

Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at March 31, 2022, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO ESG Income Fund	$0	$93	$0	$93

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Low Duration Income Fund and PIMCO Preferred and Capital Securities Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to reduce its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO ESG Income Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Diversified Income Fund	$15

PIMCO ESG Income Fund	2

PIMCO High Yield Spectrum Fund	2

PIMCO Low Duration Income Fund	82

PIMCO Preferred and Capital Securities Fund	23

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(g) Acquired Fund Fees and Expenses  PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”), has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fees it receives from the Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended March 31, 2022, the amount was $2,068,943. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected

184	PIMCO CREDIT BOND FUNDS

March 31, 2022

at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2022, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Credit Opportunities Bond Fund	$6,434	$21,169

PIMCO Diversified Income Fund	338,150	87,190

PIMCO ESG Income Fund	1,204	0

PIMCO High Yield Spectrum Fund	24,643	82,048

PIMCO Long-Term Credit Bond Fund	118,472	120,857

PIMCO Low Duration Credit Fund	75,426	151,026

PIMCO Low Duration Income Fund	1,322,985	136,078

PIMCO Preferred and Capital Securities Fund	103,104	65,867

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Credit Opportunities Bond Fund	$76,656	$83,091	$183,379	$192,158

PIMCO Diversified Income Fund	3,854,243	4,111,061	964,898	662,088

PIMCO ESG Income Fund	43,062	34,896	127,950	4,541

PIMCO High Yield Spectrum Fund	8,183	8,025	184,685	265,754

PIMCO Long-Term Credit Bond Fund	1,641,499	1,712,105	1,322,275	912,662

PIMCO Low Duration Credit Fund	0	0	623,285	453,668

PIMCO Low Duration Income Fund	59,026,450	58,885,329	5,674,046	1,939,909

PIMCO Preferred and Capital Securities Fund	0	0	1,011,940	451,146

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2022	185

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Credit Opportunities Bond Fund				PIMCO Diversified Income Fund				PIMCO ESG Income Fund

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Inception date through 03/31/2021(a)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	11,133	$110,388	17,386	$169,444	76,724	$850,410	165,151	$1,820,798	13,928	$143,450	3,584	$36,867

I-2	6,172	61,042	8,470	81,135	13,867	153,926	56,864	624,877	1,843	18,909	137	1,420

I-3	N/A	N/A	N/A	N/A	1,835	20,084	2,407	26,362	2,435	24,715	4	44

Administrative Class	N/A	N/A	N/A	N/A	1,389	14,479	1,861	20,366	N/A	N/A	N/A	N/A

Class A	1,375	13,686	1,071	10,453	5,473	60,703	11,844	130,736	240	2,483	2	23

Class C	65	633	68	647	523	5,816	2,292	25,151	2	19	14	140

Class C -2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	655	6,437	618	6,098	14,088	154,498	11,675	129,038	212	2,191	14	145

I-2	453	4,434	348	3,420	1,143	12,585	1,337	14,794	15	152	0	0

I-3	N/A	N/A	N/A	N/A	99	1,080	78	861	6	66	0	0

Administrative Class	N/A	N/A	N/A	N/A	35	385	366	4,010	N/A	N/A	N/A	N/A

Class A	73	713	69	676	950	10,431	943	10,408	2	16	0	0

Class C	9	92	12	120	125	1,373	170	1,871	0	1	0	0

Class C -2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(13,893)	(137,428)	(16,809)	(164,030)	(70,095)	(763,049)	(81,977)	(905,243)	(2,316)	(23,664)	(10)	(103)

I-2	(5,180)	(50,890)	(3,334)	(32,165)	(47,108)	(518,717)	(30,347)	(336,234)	(238)	(2,452)	0	0

I-3	N/A	N/A	N/A	N/A	(883)	(9,755)	(1,330)	(14,769)	(147)	(1,504)	0	0

Administrative Class	N/A	N/A	N/A	N/A	(279)	(3,050)	(16,855)	(190,142)	N/A	N/A	N/A	N/A

Class A	(901)	(8,893)	(1,345)	(13,269)	(10,626)	(116,466)	(9,118)	(100,372)	(64)	(669)	0	0

Class C	(77)	(754)	(269)	(2,628)	(1,973)	(21,673)	(3,867)	(43,012)	0	0	(5)	(50)

Class C -2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(116)	$(540)	6,285	$59,901	(14,713)	$(146,940)	111,494	$1,219,500	15,918	$163,713	3,740	$38,486

186	PIMCO CREDIT BOND FUNDS

March 31, 2022

	PIMCO High Yield Spectrum Fund				PIMCO Long-Term Credit Bond Fund

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	23,017	$231,625	15,758	$150,819	105,229	$1,309,599	127,496	$1,657,609

I-2	4,333	43,035	10,940	103,496	6,434	76,461	6,512	84,387

I-3	223	2,240	321	3,226	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	1,319	13,216	2,000	19,050	N/A	N/A	N/A	N/A

Class C	206	2,056	143	1,341	N/A	N/A	N/A	N/A

Class C -2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	855	8,517	556	5,350	20,787	258,511	20,005	265,843

I-2	1,159	11,536	991	9,549	650	8,108	845	11,228

I-3	19	193	4	44	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	243	2,419	254	2,431	N/A	N/A	N/A	N/A

Class C	20	198	28	269	N/A	N/A	N/A	N/A

Class C -2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(26,595)	(264,143)	(11,086)	(105,205)	(86,575)	(1,099,044)	(138,210)	(1,837,578)

I-2	(13,267)	(127,578)	(3,876)	(37,699)	(7,788)	(96,698)	(12,780)	(168,188)

I-3	(366)	(3,651)	(16)	(150)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(1,858)	(18,470)	(2,658)	(25,406)	N/A	N/A	N/A	N/A

Class C	(198)	(1,966)	(445)	(4,325)	N/A	N/A	N/A	N/A

Class C -2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(10,890)	$(100,773)	12,914	$122,790	38,737	$456,937	3,868	$13,301

ANNUAL REPORT	|	MARCH 31, 2022	187

Notes to Financial Statements	(Cont.)

PIMCO Low Duration Credit Fund				PIMCO Low Duration Income Fund					PIMCO Preferred and Capital Securities Fund

Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021			Year Ended 03/31/2022		Year Ended 03/31/2021

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount	Shares	Amount

28,019	$260,070	57,516	$508,572	415,757	$3,580,609	139,515	$1,189,071		94,361	$1,057,257	90,063	$946,468

676	6,276	1,210	11,212	514,811	4,435,574	220,654	1,875,382		22,443	249,547	15,481	164,218

N/A	N/A	N/A	N/A	14,414	124,293	10,676	90,305		2,643	29,185	2,563	26,519

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A	N/A

2,857	26,398	1,761	16,324	133,844	1,155,846	117,404	1,000,360		10,045	112,004	11,242	119,798

170	1,566	176	1,637	8,712	75,175	8,566	72,817		808	8,996	758	7,969

N/A	N/A	N/A	N/A	886	7,664	369 (b)	3,203	(b)	N/A	N/A	N/A	N/A

1,259	11,643	1,364	12,505	10,779	92,447	6,729	57,016		7,077	77,621	3,573	38,995

81	746	89	819	12,285	105,371	7,249	61,447		2,075	22,676	964	10,489

N/A	N/A	N/A	N/A	452	3,885	168	1,430		219	2,395	135	1,462

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A	N/A

238	2,199	177	1,630	5,574	47,890	4,365	36,987		1,640	17,892	937	10,166

27	247	46	421	529	4,548	560	4,739		104	1,126	47	511

N/A	N/A	N/A	N/A	18	159	1 (b)	9	(b)	N/A	N/A	N/A	N/A

(13,561)	(125,438)	(53,754)	(491,341)	(241,843)	(2,063,018)	(98,942)	(830,487)		(64,398)	(704,528)	(69,562)	(732,835)

(1,695)	(15,690)	(1,937)	(17,814)	(274,780)	(2,338,263)	(152,068)	(1,281,222)		(14,364)	(156,955)	(12,716)	(132,374)

N/A	N/A	N/A	N/A	(8,885)	(75,551)	(3,291)	(27,710)		(2,558)	(28,317)	(1,922)	(19,883)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A	N/A

(1,858)	(17,170)	(2,168)	(19,747)	(96,274)	(824,750)	(82,399)	(696,005)		(9,019)	(98,124)	(13,550)	(142,914)

(518)	(4,802)	(1,774)	(16,309)	(6,687)	(57,401)	(9,832)	(83,279)		(483)	(5,253)	(340)	(3,608)

N/A	N/A	N/A	N/A	(145)	(1,238)	0 (b)	(1	)(b)	N/A	N/A	N/A	N/A
15,695	$146,045	2,706	$7,909	489,447	$4,273,240	169,724	$1,474,062		50,593	$585,522	27,673	$294,981

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was September 30, 2020.
(b)	Inception date of Class C-2 was October 21, 2020.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Long-Term Credit Bond Fund	1	0	12%	0%

PIMCO Low Duration Credit Fund	0	2	0%	49%

PIMCO Preferred and Capital Securities Fund	1	0	11%	0%

14. BASIS FOR CONSOLIDATION

The Subsidiary, a Cayman Islands exempted company, was incorporated on February 4, 2015, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Preferred and Capital Securities Fund (the “PCS Fund”) in order to effect certain investments for the PCS Fund consistent with the PCS Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The PCS Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the PCS Fund and the Subsidiary. The consolidated financial statements include the accounts of the PCS Fund and the Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the PCS Fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the PCS Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and

188	PIMCO CREDIT BOND FUNDS

March 31, 2022

the right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 11.2% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Credit Opportunities Bond Fund	$3,376	$0	$(17,231)	$(1)	$(51,185)	$0	$0	$(65,041)

PIMCO Diversified Income Fund	0	0	(348,702)	(665)	(46,991)	0	(193)	(396,551)

PIMCO ESG Income Fund	1,855	327	(6,465)	(2)	0	0	0	(4,285)

PIMCO High Yield Spectrum Fund	5,083	0	(23,455)	(84)	(48,643)	0	0	(67,099)

PIMCO Long-Term Credit Bond Fund	22,263	21,736	(263,592)	(123)	0	0	0	(219,716)

PIMCO Low Duration Credit Fund	250	0	(7,663)	(15)	(67,923)	0	0	(75,351)

PIMCO Low Duration Income Fund	43,919	0	(511,954)	(2,773)	(254,497)	0	0	(725,305)

PIMCO Preferred and Capital Securities Fund	15,614	6,570	(125,400)	0	0	0	0	(103,216)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, passive foreign investment companies (PFICs), straddle loss deferrals, partnerships, hyperinflationary investments, and interest accrued on defaulted securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

ANNUAL REPORT	|	MARCH 31, 2022	189

Notes to Financial Statements	(Cont.)	March 31, 2022

As of March 31, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Credit Opportunities Bond Fund*	$30,288	$20,897

PIMCO Diversified Income Fund	42,091	4,900

PIMCO ESG Income Fund	0	0

PIMCO High Yield Spectrum Fund*	1,484	47,159

PIMCO Long-Term Credit Bond Fund	0	0

PIMCO Low Duration Credit Fund*	1,727	66,196

PIMCO Low Duration Income Fund	123,076	131,421

PIMCO Preferred and Capital Securities Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Credit Opportunities Bond Fund	$401,047	$8,421	$(25,673)	$(17,252)

PIMCO Diversified Income Fund	5,081,641	75,074	(423,755)	(348,681)

PIMCO ESG Income Fund	200,550	3,095	(9,549)	(6,454)

PIMCO High Yield Spectrum Fund	356,838	9,160	(32,595)	(23,435)

PIMCO Long-Term Credit Bond Fund	4,502,945	117,875	(381,206)	(263,331)

PIMCO Low Duration Credit Fund	445,858	2,778	(10,418)	(7,640)

PIMCO Low Duration Income Fund	14,273,111	464,199	(975,027)	(510,828)

PIMCO Preferred and Capital Securities Fund	2,437,297	33,117	(158,231)	(125,114)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, passive foreign investment companies (PFICs), straddle loss deferrals, partnerships, hyperinflationary investments, and interest accrued on defaulted securities.

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2022			March 31, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Credit Opportunities Bond Fund	$14,300	$0	$0	$13,801	$0	$0

PIMCO Diversified Income Fund	190,430	0	0	171,361	0	0

PIMCO ESG Income Fund	2,422	23	0	145	0	0

PIMCO High Yield Spectrum Fund	24,346	0	0	18,960	0	0

PIMCO Long-Term Credit Bond Fund	197,790	73,802	0	191,241	98,003	0

PIMCO Low Duration Credit Fund	15,011	0	0	15,555	0	0

PIMCO Low Duration Income Fund	290,458	0	0	152,870	0	35,601

PIMCO Preferred and Capital Securities Fund	112,054	23,601	0	66,842	161	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

190	PIMCO CREDIT BOND FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO ESG Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Bond Fund, PIMCO Low Duration Credit Fund, PIMCO Low Duration Income Fund and PIMCO Preferred and Capital Securities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (eight of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations, of cash flows for PIMCO Long-Term Credit Bond Fund, and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations and each of the cash flows for PIMCO Long-Term Credit Bond Fund, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PIMCO Credit Opportunities Bond Fund(1)

PIMCO Diversified Income Fund(2)

PIMCO ESG Income Fund(3)

PIMCO High Yield Spectrum Fund(2)

PIMCO Long-Term Credit Bond Fund(4)

PIMCO Low Duration Credit Fund(1)

PIMCO Low Duration Income Fund(2)

PIMCO Preferred and Capital Securities Fund(2)

(1)

Statement of operations for the year ended March 31, 2022, statement of changes in net assets for the years ended March 31, 2022 and 2021 and the financial highlights for the years ended March 31, 2022, 2021, 2020, 2019 and 2018

(2)

Statement of operations for the year ended March 31, 2022, statement of changes in net assets for the years ended March 31, 2022 and 2021 and the financial highlights for each of the periods indicated therein

(3)

Statement of operations for the year ended March 31, 2022, statement of changes in net assets for the year ended March 31, 2022 and for the period September 30, 2020 (inception date) through March 31, 2021 and the financial highlights for the year ended March 31, 2022 and for the period September 30, 2020 (inception date) through March 31, 2021

(4)

Statement of operations and statement of cash flows for the year ended March 31, 2022, statement of changes in net assets for the years ended March 31, 2022 and 2021 and the financial highlights for the years ended March 31, 2022, 2021, 2020, 2019 and 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	|	MARCH 31, 2022	191

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

BOS	BofA Securities, Inc.	GSC	Goldman Sachs & Co. LLC	NXN	Natixis New York

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets LLC

BSH	Banco Santander S.A. - New York Branch	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.

BSN	The Bank of Nova Scotia - Toronto	JML	JP Morgan Securities Plc	SBI	Citigroup Global Markets Ltd.

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London

CIB	Canadian Imperial Bank of Commerce	JPS	J.P. Morgan Securities LLC	SOG	Societe Generale Paris

DUB	Deutsche Bank AG	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.

FBF	Credit Suisse International	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank

FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

FOB	Credit Suisse Securities (USA) LLC	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	DKK	Danish Krone	MXN	Mexican Peso

AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone

BRL	Brazilian Real	GBP	British Pound	PEN	Peruvian New Sol

CAD	Canadian Dollar	HKD	Hong Kong Dollar	PLN	Polish Zloty

CHF	Swiss Franc	HUF	Hungarian Forint	RUB	Russian Ruble

CLP	Chilean Peso	IDR	Indonesian Rupiah	TWD	Taiwanese Dollar

CNH	Chinese Renminbi (Offshore)	ILS	Israeli Shekel	USD (or $)	United States Dollar

CNY	Chinese Renminbi (Mainland)	INR	Indian Rupee	ZAR	South African Rand

COP	Colombian Peso	JPY	Japanese Yen

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SOFRINDX	Secured Overnight Financing Rate Index

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate

CDX.IG	Credit Derivatives Index - Investment Grade	MUTKCALM	Tokyo Overnight Average Rate	UKRPI	United Kingdom Retail Prices Index

CDX.MCDX	Credit Derivatives Index - Municipal Bond Credit Derivative Index	PRIME	Daily US Prime Rate	US0003M	ICE 3-Month USD LIBOR

CMBX	Commercial Mortgage-Backed Index	RUONIA	Ruble Overnight Index Average

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

ALT	Alternate Loan Trust	CHILIBOR	Chile Interbank Offered Rate	OIS	Overnight Index Swap

BABs	Build America Bonds	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

BBR	Bank Bill Rate	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit

BBSW	Bank Bill Swap Reference Rate	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined

CBO	Collateralized Bond Obligation	JIBAR	Johannesburg Interbank Agreed Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

192	PIMCO CREDIT BOND FUNDS

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Portfolios intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends

PIMCO Credit Opportunities Bond Fund	0%	0%	$14,300	$0	$10,640

PIMCO Diversified Income Fund	1.45%	1.62%	190,430	0	156,469

PIMCO ESG Income Fund	0%	0%	2,413	10	1,323

PIMCO High Yield Spectrum Fund	0%	0%	23,827	0	20,433

PIMCO Long-Term Credit Bond Fund	1.51%	1.56%	171,988	25,802	138,185

PIMCO Low Duration Credit Fund	0%	0%	12,911	2,100	4,238

PIMCO Low Duration Income Fund	1.13%	1.13%	290,458	0	207,436

PIMCO Preferred and Capital Securities Fund	41.13%	84.44%	52,413	23,801	70,359

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Credit Opportunities Bond Fund	0%

PIMCO Diversified Income Fund	0%

PIMCO ESG Income Fund	0%

PIMCO High Yield Spectrum Fund	0%

PIMCO Long-Term Credit Bond Fund	0%

PIMCO Low Duration Credit Fund	0%

PIMCO Low Duration Income Fund	0.01%

PIMCO Preferred and Capital Securities Fund	0%

ANNUAL REPORT	|	MARCH 31, 2022	193

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Sttrelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

194	PIMCO CREDIT BOND FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	MARCH 31, 2022	195

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

196	PIMCO CREDIT BOND FUNDS

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

ANNUAL REPORT	|	MARCH 31, 2022	197

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Credit Opportunities Bond Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0988	$0.0000	$0.0000	$0.0988

March 2022	$0.0746	$0.0000	$0.0000	$0.0746

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0963	$0.0000	$0.0000	$0.0963

March 2022	$0.0725	$0.0000	$0.0000	$0.0725

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0901	$0.0000	$0.0000	$0.0901

March 2022	$0.0656	$0.0000	$0.0000	$0.0656

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0664	$0.0000	$0.0000	$0.0664

March 2022	$0.0521	$0.0000	$0.0000	$0.0521

PIMCO Low Duration Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2021	$0.0200	$0.0000	$0.0000	$0.0200

November 2021	$0.0200	$0.0000	$0.0000	$0.0200

December 2021	$0.0200	$0.0000	$0.0000	$0.0200

January 2022	$0.0200	$0.0000	$0.0000	$0.0200

February 2022	$0.0200	$0.0000	$0.0000	$0.0200

March 2022	$0.0200	$0.0000	$0.0000	$0.0200

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2021	$0.0193	$0.0000	$0.0000	$0.0193

November 2021	$0.0193	$0.0000	$0.0000	$0.0193

December 2021	$0.0193	$0.0000	$0.0000	$0.0193

January 2022	$0.0193	$0.0000	$0.0000	$0.0193

February 2022	$0.0193	$0.0000	$0.0000	$0.0193

March 2022	$0.0193	$0.0000	$0.0000	$0.0193

198	PIMCO CREDIT BOND FUNDS

(Unaudited)

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2021	$0.0189	$0.0000	$0.0000	$0.0189

November 2021	$0.0189	$0.0000	$0.0000	$0.0189

December 2021	$0.0189	$0.0000	$0.0000	$0.0189

January 2022	$0.0189	$0.0000	$0.0000	$0.0189

February 2022	$0.0189	$0.0000	$0.0000	$0.0189

March 2022	$0.0189	$0.0000	$0.0000	$0.0189

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2021	$0.0171	$0.0000	$0.0000	$0.0171

November 2021	$0.0171	$0.0000	$0.0000	$0.0171

December 2021	$0.0171	$0.0000	$0.0000	$0.0171

January 2022	$0.0171	$0.0000	$0.0000	$0.0171

February 2022	$0.0172	$0.0000	$0.0000	$0.0172

March 2022	$0.0172	$0.0000	$0.0000	$0.0172

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2021	$0.0149	$0.0000	$0.0000	$0.0149

November 2021	$0.0149	$0.0000	$0.0000	$0.0149

December 2021	$0.0150	$0.0000	$0.0000	$0.0150

January 2022	$0.0150	$0.0000	$0.0000	$0.0150

February 2022	$0.0150	$0.0000	$0.0000	$0.0150

March 2022	$0.0151	$0.0000	$0.0000	$0.0151

Class C-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2021	$0.0135	$0.0000	$0.0000	$0.0135

November 2021	$0.0135	$0.0000	$0.0000	$0.0135

December 2021	$0.0136	$0.0000	$0.0000	$0.0136

January 2022	$0.0135	$0.0000	$0.0000	$0.0135

February 2022	$0.0136	$0.0000	$0.0000	$0.0136

March 2022	$0.0137	$0.0000	$0.0000	$0.0137

PIMCO Preferred and Capital Securities Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.1053	$0.0000	$0.0485	$0.1538

March 2022	$0.0913	$0.0000	$0.0001	$0.0914

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.1034	$0.0000	$0.0477	$0.1511

March 2022	$0.0891	$0.0000	$0.0001	$0.0892

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.1005	$0.0000	$0.0463	$0.1468

March 2022	$0.0890	$0.0000	$0.0001	$0.0891

ANNUAL REPORT	|	MARCH 31, 2022	199

Distribution Information	(Cont.)	(Unaudited)

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0977	$0.0000	$0.0450	$0.1427

March 2022	$0.0833	$0.0000	$0.0001	$0.0834

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0828	$0.0000	$0.0382	$0.1210

March 2022	$0.0655	$0.0000	$0.0001	$0.0656

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

200	PIMCO CREDIT BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3003AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

Fundamental Index Funds

PIMCO RAE Fundamental Advantage PLUS Fund

PIMCO RAE PLUS Fund

PIMCO RAE PLUS EMG Fund

PIMCO RAE PLUS International Fund

PIMCO RAE PLUS Small Fund

PIMCO RAE Worldwide Long/Short PLUS Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world.

Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities,

2	PIMCO FUNDAMENTAL INDEX FUNDS

as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2022	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund (each a “Fund” and collectively, the “Funds”).

The Funds may invest in both fixed income instruments and equity and equity-related securities. We believe that such funds have an important role to play in a well-diversified investment portfolio. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market

4	PIMCO FUNDAMENTAL INDEX FUNDS

uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

In February 2022, Russia launched an invasion of Ukraine resulting in sanctions imposed upon various Russian entities and persons. A Fund may invest in securities and instruments that are economically tied to Russia. Such investments may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The reductions in liquidity in investments tied to Russia may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments tied to Russia that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	|	MARCH 31, 2022	5

Important Information About the Funds	(Cont.)

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Class R	Diversification Status
PIMCO RAE Fundamental Advantage PLUS Fund	02/29/08	02/29/08	—	—	07/31/08	—	—	Diversified
PIMCO RAE PLUS Fund	06/30/05	06/30/05	04/30/08	04/27/18	06/30/05	06/30/05	—	Diversified
PIMCO RAE PLUS EMG Fund	11/26/08	11/26/08	01/07/11	—	05/31/13	05/31/13	—	Diversified
PIMCO RAE PLUS International Fund	09/30/11	09/30/11	05/30/14	—	02/28/14	—	—	Diversified
PIMCO RAE PLUS Small Fund	09/30/11	09/30/11	05/30/14	—	02/28/14	02/28/14	—	Diversified
PIMCO RAE Worldwide Long/Short PLUS Fund	12/04/14	12/04/14	08/23/19	—	08/23/19	08/23/19	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements.

6	PIMCO FUNDAMENTAL INDEX FUNDS

These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

ANNUAL REPORT	|	MARCH 31, 2022	7

PIMCO RAE Fundamental Advantage PLUS Fund

Institutional Class - PFATX	Class A - PTFAX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Short-Term Instruments‡	50.7%

Asset-Backed Securities	22.3%

Corporate Bonds & Notes	14.1%

Non-Agency Mortgage-Backed Securities	7.1%

U.S. Government Agencies	3.0%

U.S. Treasury Obligations	1.7%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (02/29/08)
PIMCO RAE Fundamental Advantage PLUS Fund Institutional Class	(5.44)%	(2.11)%	0.08%	1.97%
PIMCO RAE Fundamental Advantage PLUS Fund Class A	(5.85)%	(2.51)%	(0.34)%	1.55%
PIMCO RAE Fundamental Advantage PLUS Fund Class A (adjusted)	(9.38)%	(3.25)%	(0.71)%	1.28%
3 Month USD LIBOR	0.18%	1.37%	0.89%	0.94%
Lipper Alternative Equity Market Neutral Funds Average	4.73%	1.89%	2.30%	2.55%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.91% for the Institutional Class shares, and 1.31% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental Advantage PLUS Fund seeks maximum total return, consistent with prudent investment management, under normal circumstances, by obtaining long exposure to a portfolio of stocks (“RAE US Large Model Portfolio”) and short exposure to the S&P 500 Index (“S&P 500”), and complementing this equity market neutral exposure with absolute return bond alpha strategy. The RAE US Large Model Portfolio stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Large Model Portfolio and short positions in swaps and futures are used to obtain exposure to the S&P 500. The Fund’s strategy of maintaining long exposure to the RAE US Large Model Portfolio and short exposure to the S&P 500 can be characterized as “market neutral” because the long and the short exposures are intended to offset one another producing a net equity exposure that is approximately zero. At the same time, the Fund is designed to deliver the relative appreciation (or depreciation) of the RAE US Large Model Portfolio over the S&P 500. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE US Large Model Portfolio detracted from returns relative to the S&P 500 Index. Highlights of the drivers of performance include the following:

»	Overweight exposure to the energy sector contributed to relative returns, as the sector outperformed the benchmark index.

»	Security selection in the materials sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer discretionary sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy detracted from returns. Highlights of the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the value of these bonds increased.

»	Long exposure to U.S. inflation breakeven expectations contributed to returns, as inflation expectations increased.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Short exposure to United Kingdom inflation breakeven expectations detracted from returns, as inflation expectations increased.

8	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE PLUS Fund

Institutional Class - PXTIX	Class A - PIXAX
I-2 - PIXPX	Class C - PIXCX
I-3 - PXTNX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Short-Term Instruments‡	37.4%

Asset-Backed Securities	20.3%

U.S. Treasury Obligations	17.2%

Corporate Bonds & Notes	11.6%

Non-Agency Mortgage-Backed Securities	7.4%

U.S. Government Agencies	4.7%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (06/30/05)
PIMCO RAE PLUS Fund Institutional Class	9.93%	11.81%	13.23%	11.57%
PIMCO RAE PLUS Fund I-2	9.83%	11.72%	13.11%	11.45%
PIMCO RAE PLUS Fund I-3	9.66%	11.65%	13.06%	11.40%
PIMCO RAE PLUS Fund Class A	9.44%	11.38%	12.77%	11.11%
PIMCO RAE PLUS Fund Class A (adjusted)	5.34%	10.54%	12.34%	10.86%
PIMCO RAE PLUS Fund Class C	8.63%	10.56%	11.92%	10.30%
PIMCO RAE PLUS Fund Class C (adjusted)	7.69%	10.56%	11.92%	10.30%
Russell 1000® Value Index	11.67%	10.29%	11.70%	8.26%
S&P 500 Index	15.65%	15.99%	14.64%	10.51%
Lipper Large-Cap Value Funds Average	12.61%	11.34%	11.54%	8.32%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.80% for the Institutional Class shares, 0.90% for I-2 shares, 1.00% for I-3 shares, 1.20% for Class A shares, and 1.95% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS Fund seeks total return which exceeds that of its benchmark, the Russell 1000® Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. companies (“RAE US Large Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE US Large Model Portfolio contributed to returns relative to the Russell 1000 Value Index. Highlights of the drivers of performance include the following:

»	Security selection in the information technology sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer discretionary sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»

Underweight exposure to, and security selection in, the financials sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy detracted from returns. Highlights of the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Long exposure to U.S. inflation breakeven expectations contributed to returns, as inflation expectations increased.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Short exposure to United Kingdom inflation breakeven expectations detracted from returns, as inflation expectations increased.

ANNUAL REPORT	|	MARCH 31, 2022	9

PIMCO RAE PLUS EMG Fund

Institutional Class - PEFIX	Class A - PEFFX
I-2 - PEFPX	Class C - PEFCX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Short-Term Instruments‡	67.9%

Non-Agency Mortgage-Backed Securities	11.9%

Asset-Backed Securities	9.2%

U.S. Government Agencies	7.6%

Corporate Bonds & Notes	2.6%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (11/26/08)
PIMCO RAE PLUS EMG Fund Institutional Class	0.27%	6.49%	4.68%	11.31%
PIMCO RAE PLUS EMG Fund I-2	0.04%	6.37%	4.56%	11.18%
PIMCO RAE PLUS EMG Fund Class A	(0.16)%	6.03%	4.26%	10.87%
PIMCO RAE PLUS EMG Fund Class A (adjusted)	(3.88)%	5.22%	3.86%	10.55%
PIMCO RAE PLUS EMG Fund Class C	(0.96)%	5.26%	3.47%	10.03%
PIMCO RAE PLUS EMG Fund Class C (adjusted)	(1.65)%	5.26%	3.47%	10.03%
MSCI Emerging Markets Value Index	(3.53)%	4.24%	1.58%	7.39%
MSCI Emerging Markets Index	(11.37)%	5.98%	3.36%	8.69%
Lipper Emerging Market Funds Average	(13.77)%	4.96%	2.75%	8.03%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 1.14% for the Institutional Class shares, 1.24% for I-2 shares, 1.54% for Class A shares, and 2.29% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS EMG Fund seeks total return which exceeds that of its benchmark, the MSCI Emerging Markets Value Index (Net Dividends in USD), under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Emerging Markets Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Emerging Markets Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE Emerging Markets Model Portfolio contributed to returns relative to the MSCI Emerging Markets Value Index. Highlights of the drivers of performance include the following:

»	Underweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the communication services sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the energy sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Security selection in the financials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Long exposure to a basket of emerging market currencies including the Mexican peso, Russian ruble, and Indian rupee contributed to returns, as these currencies appreciated relative to the U.S. dollar over the fund’s holding period.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Short exposure to United Kingdom inflation breakeven expectations detracted from returns, as inflation expectations increased.

10	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE PLUS International Fund

Institutional Class - PTSIX	Class A - PTSOX
I-2 - PTIPX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Short-Term Instruments‡	62.6%

Non-Agency Mortgage-Backed Securities	17.7%

Asset-Backed Securities	15.3%

Corporate Bonds & Notes	2.5%

U.S. Government Agencies	1.7%

Other	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (09/30/11)
PIMCO RAE PLUS International Fund Institutional Class	(0.61)%	5.29%	6.43%	7.51%
PIMCO RAE PLUS International Fund I-2	(0.62)%	5.13%	6.29%	7.38%
PIMCO RAE PLUS International Fund Class A	(1.07)%	4.89%	6.04%	7.12%
PIMCO RAE PLUS International Fund Class A (adjusted)	(4.83)%	4.10%	5.64%	6.73%
MSCI EAFE Value Index	3.55%	4.18%	4.87%	5.83%
MSCI EAFE Index	1.16%	6.72%	6.27%	7.34%
Lipper International Multi-Cap Value Funds Average	0.30%	4.39%	4.83%	4.83%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.83% for the Institutional Class shares, 0.93% for I-2 shares and 1.18% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS International Fund seeks total return which exceeds that of its benchmark, the MSCI EAFE Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to foreign (non-U.S.) countries (“RAE International Large Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE International Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE International Model Portfolio detracted from returns relative to the MSCI EAFE Value Index. Highlights of the drivers of performance include the following:

»	Overweight exposure to, and security selection in, the communication services sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the consumer staples sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer discretionary sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the industrials sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy detracted from returns. Highlights of the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Long exposure to a basket of emerging market currencies including the Mexican peso, Russian ruble, and Indian rupee contributed to returns, as these currencies appreciated relative to the U.S. dollar over the Fund’s holding period.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Short exposure to United Kingdom inflation breakeven expectations detracted from returns, as inflation expectations increased.

ANNUAL REPORT	|	MARCH 31, 2022	11

PIMCO RAE PLUS Small Fund

Institutional Class - PCFIX	Class A - PCFAX
I-2 - PCCPX	Class C - PCFEX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Short-Term Instruments‡	65.1%

Asset-Backed Securities	16.7%

Non-Agency Mortgage-Backed Securities	10.5%

Corporate Bonds & Notes	4.9%

U.S. Government Agencies	2.5%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (09/30/11)
PIMCO RAE PLUS Small Fund Institutional Class	13.79%	13.39%	14.12%	16.49%
PIMCO RAE PLUS Small Fund I-2	13.72%	13.29%	14.01%	16.38%
PIMCO RAE PLUS Small Fund Class A	13.41%	12.99%	13.71%	16.07%
PIMCO RAE PLUS Small Fund Class A (adjusted)	9.16%	12.13%	13.28%	15.65%
PIMCO RAE PLUS Small Fund Class C	12.58%	12.18%	12.88%	15.22%
PIMCO RAE PLUS Small Fund Class C (adjusted)	12.25%	12.18%	12.88%	15.22%
Russell 2000® Value Index	3.32%	8.57%	10.54%	12.74%
Russell 2000® Index	(5.79)%	9.74%	11.04%	13.26%
Lipper Small-Cap Value Funds Average	7.55%	8.76%	10.16%	10.16%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.86% for the Institutional Class shares, 0.96% for I-2 shares, 1.21% for Class A shares and 1.96% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS Small Fund seeks total return which exceeds that of its benchmark, the Russell 2000® Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. small companies (“RAE US Small Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Small Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE US Small Model Portfolio contributed to returns relative to the Russell 2000 Value Index. Highlights of the drivers of performance include the following:

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to, and security selection in, the health care sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, consumer staples detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to the utilities sector detracted from relative returns, as the sector outperformed the benchmark index.

»	The Fund’s bond alpha strategy detracted from returns. Highlights of the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Long exposure to a basket of emerging market currencies, including the Mexican peso, Russian ruble, and South African rand contributed to returns, as these currencies appreciated relative to the U.S. dollar over the holding period.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Short exposure to United Kingdom inflation breakeven expectations detracted from returns, as inflation expectations increased.

12	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Worldwide Long/Short PLUS Fund

Institutional Class - PWLIX	Class A - PWLBX
I-2 - PWLMX	Class C - PWLEX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2022†§

Short-Term Instruments‡	47.0%

Corporate Bonds & Notes	17.8%

Asset-Backed Securities	16.7%

Non-Agency Mortgage-Backed Securities	9.0%

U.S. Government Agencies	6.5%

U.S. Treasury Obligations	1.8%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	Fund Inception (12/04/14)
PIMCO RAE Worldwide Long/Short PLUS Fund Institutional Class	10.16%	4.12%	4.00%
PIMCO RAE Worldwide Long/Short PLUS Fund I-2	10.07%	4.04%	3.91%
PIMCO RAE Worldwide Long/Short PLUS Fund Class A	9.82%	3.72%	3.59%
PIMCO RAE Worldwide Long/Short PLUS Fund Class A (adjusted)	3.73%	2.56%	2.80%
PIMCO RAE Worldwide Long/Short PLUS Fund Class C	8.91%	2.94%	2.82%
PIMCO RAE Worldwide Long/Short PLUS Fund Class C (adjusted)	7.96%	2.94%	2.82%
3 Month USD LIBOR	0.18%	1.37%	1.10%♦
Lipper Alternative Long/Short Equity Funds Funds Average	6.06%	5.99%	4.79%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average cumulative total return since 11/30/2014.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 1.21% for the Institutional Class shares, 1.31% for I-2 shares, 1.61% for Class A shares, and 2.36% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Worldwide Long/Short PLUS Fund seeks long-term capital appreciation, consistent with prudent investment management, under normal circumstances by obtaining long exposure to three separate stock portfolios representing developed and developing markets, short exposure to corresponding capitalization-weighted equity indexes, and complementing this equity exposure with absolute return bond alpha strategy. The Fund normally will obtain long exposure to the RAE Low Volatility US Model Portfolio, RAE Low Volatility International Model Portfolio and the RAE Low Volatility Emerging Markets Model Portfolio (each, a “RAE Model Portfolio,” and collectively, the “RAE Model Portfolios”). The stocks comprising the RAE Model Portfolios are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Model Portfolios and short positions in swaps and futures are used to obtain exposure to capitalization-weighted indexes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s net long exposure to regional RAE low volatility strategies contributed to returns. Highlights of the drivers of performance include the following:

»	Net long exposure to regional RAE low volatility strategies contributed to performance, as the regional RAE low volatility strategies outperformed the respective market-capitalization weighted indices.

»	Hedging non-U.S. currency risk in the Fund’s long/short equity strategy contributed to performance, as the U.S. dollar strengthened relative to most major currencies.

»	The Fund’s bond alpha strategy detracted from returns. Highlights of the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Long exposure to a basket of emerging market currencies including the Mexican peso, Russian ruble, and Indian rupee contributed to returns, as these currencies appreciated relative to the U.S. dollar over the fund’s holding period.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Short exposure to United Kingdom inflation breakeven expectations detracted from returns, as inflation expectations increased.

ANNUAL REPORT	|	MARCH 31, 2022	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class	$1,000.00	$1,002.10	$4.49	$1,000.00	$1,020.44	$4.53	0.90%
Class A	1,000.00	999.90	6.48	1,000.00	1,018.45	6.54	1.30

PIMCO RAE PLUS Fund
Institutional Class	$1,000.00	$1,067.80	$4.12	$1,000.00	$1,020.94	$4.03	0.80%
I-2	1,000.00	1,067.00	4.64	1,000.00	1,020.44	4.53	0.90
I-3	1,000.00	1,065.30	4.89	1,000.00	1,020.19	4.78	0.95
Class A	1,000.00	1,063.80	6.17	1,000.00	1,018.95	6.04	1.20
Class C	1,000.00	1,060.50	10.02	1,000.00	1,015.21	9.80	1.95

PIMCO RAE PLUS EMG Fund
Institutional Class	$1,000.00	$933.80	$5.45	$1,000.00	$1,019.30	$5.69	1.13%
I-2	1,000.00	933.80	5.93	1,000.00	1,018.80	6.19	1.23
Class A	1,000.00	931.40	7.37	1,000.00	1,017.30	7.70	1.53
Class C	1,000.00	927.50	10.96	1,000.00	1,013.56	11.45	2.28

PIMCO RAE PLUS International Fund
Institutional Class	$1,000.00	$975.50	$4.19	$1,000.00	$1,020.69	$4.28	0.85%
I-2	1,000.00	975.20	4.68	1,000.00	1,020.19	4.78	0.95
Class A	1,000.00	973.60	5.90	1,000.00	1,018.95	6.04	1.20

14	PIMCO FUNDAMENTAL INDEX FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE PLUS Small Fund
Institutional Class	$1,000.00	$1,049.30	$4.39	$1,000.00	$1,020.64	$4.33	0.86%
I-2	1,000.00	1,049.10	4.90	1,000.00	1,020.14	4.84	0.96
Class A	1,000.00	1,047.40	6.18	1,000.00	1,018.90	6.09	1.21
Class C	1,000.00	1,044.10	9.99	1,000.00	1,015.16	9.85	1.96

PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class	$1,000.00	$1,049.10	$6.13	$1,000.00	$1,018.95	$6.04	1.20%
I-2	1,000.00	1,049.70	6.64	1,000.00	1,018.45	6.54	1.30
Class A	1,000.00	1,048.60	8.17	1,000.00	1,016.95	8.05	1.60
Class C	1,000.00	1,043.50	12.02	1,000.00	1,013.21	11.80	2.35

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	|	MARCH 31, 2022	15

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

MSCI EAFE Index	MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

MSCI EAFE Value Index	The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

MSCI Emerging Markets Value Index	The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of emerging markets countries. The value investment style characteristics for index construction of the MSCI Emerging Markets Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Russell 1000® Value Index	The Russell 1000® Value Index measures the performance of large and midcapitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which measures the performance of the large and mid-capitalization sector of the U.S. equity market.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

Russell 2000® Value Index	The Russell 2000® Value Index measures the performance of the small-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000® Value Index is a subset of the Russell 2000® Index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

* It is not possible to invest directly in an unmanaged index.

16	PIMCO FUNDAMENTAL INDEX FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	MARCH 31, 2022	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class

03/31/2022	$9.51	$0.07	$(0.59)	$(0.52)	$(0.41)	$0.00	$(0.02)	$(0.43)

03/31/2021	8.58	0.06	0.93	0.99	(0.06)	0.00	0.00	(0.06)

03/31/2020	9.84	0.21	(1.47)	(1.26)	0.00	0.00	0.00	0.00

03/31/2019	10.12	0.20	(0.42)	(0.22)	(0.06)	0.00	0.00	(0.06)

03/31/2018	10.24	0.18	(0.19)	(0.01)	(0.11)	0.00	0.00	(0.11)
Class A

03/31/2022	9.23	0.03	(0.57)	(0.54)	(0.39)	0.00	(0.02)	(0.41)

03/31/2021	8.35	0.04	0.88	0.92	(0.04)	0.00	0.00	(0.04)

03/31/2020	9.61	0.18	(1.44)	(1.26)	0.00	0.00	0.00	0.00

03/31/2019	9.89	0.16	(0.41)	(0.25)	(0.03)	0.00	0.00	(0.03)

03/31/2018	10.02	0.14	(0.19)	(0.05)	(0.08)	0.00	0.00	(0.08)

PIMCO RAE PLUS Fund
Institutional Class

03/31/2022	$6.95	$0.09	$0.57	$0.66	$(0.86)	$0.00	$0.00	$(0.86)

03/31/2021	4.64	0.10	3.24	3.34	(1.03)	0.00	0.00	(1.03)

03/31/2020	7.00	0.18	(1.44)	(1.26)	(0.18)	(0.91)	(0.01)	(1.10)

03/31/2019	7.50	0.17	0.14	0.31	(0.10)	(0.71)	0.00	(0.81)

03/31/2018	7.28	0.12	0.73	0.85	(0.50)	(0.13)	0.00	(0.63)
I-2

03/31/2022	6.87	0.09	0.55	0.64	(0.85)	0.00	0.00	(0.85)

03/31/2021	4.60	0.10	3.19	3.29	(1.02)	0.00	0.00	(1.02)

03/31/2020	6.95	0.17	(1.43)	(1.26)	(0.17)	(0.91)	(0.01)	(1.09)

03/31/2019	7.45	0.16	0.14	0.30	(0.09)	(0.71)	0.00	(0.80)

03/31/2018	7.23	0.11	0.73	0.84	(0.49)	(0.13)	0.00	(0.62)
I-3

03/31/2022	6.86	0.08	0.55	0.63	(0.85)	0.00	0.00	(0.85)

03/31/2021	4.59	0.10	3.19	3.29	(1.02)	0.00	0.00	(1.02)

03/31/2020	6.94	0.16	(1.42)	(1.26)	(0.17)	(0.91)	(0.01)	(1.09)

04/27/2018 - 03/31/2019	7.59	0.14	0.02	0.16	(0.10)	(0.71)	0.00	(0.81)
Class A

03/31/2022	6.43	0.06	0.52	0.58	(0.84)	0.00	0.00	(0.84)

03/31/2021	4.35	0.08	3.01	3.09	(1.01)	0.00	0.00	(1.01)

03/31/2020	6.63	0.14	(1.35)	(1.21)	(0.15)	(0.91)	(0.01)	(1.07)

03/31/2019	7.15	0.13	0.14	0.27	(0.08)	(0.71)	0.00	(0.79)

03/31/2018	6.96	0.09	0.70	0.79	(0.47)	(0.13)	0.00	(0.60)
Class C

03/31/2022	5.63	0.01	0.45	0.46	(0.80)	0.00	0.00	(0.80)

03/31/2021	3.89	0.03	2.68	2.71	(0.97)	0.00	0.00	(0.97)

03/31/2020	6.04	0.08	(1.20)	(1.12)	(0.11)	(0.91)	(0.01)	(1.03)

03/31/2019	6.61	0.07	0.12	0.19	(0.05)	(0.71)	0.00	(0.76)

03/31/2018	6.48	0.03	0.66	0.69	(0.43)	(0.13)	0.00	(0.56)

PIMCO RAE PLUS EMG Fund
Institutional Class

03/31/2022	$10.27	$0.12	$0.11	$0.23	$(3.19)	$0.00	$0.00	$(3.19)

03/31/2021	6.81	0.14	5.35	5.49	(2.03)	0.00	0.00	(2.03)

03/31/2020	9.94	0.21	(3.30)	(3.09)	0.00	0.00	(0.04)	(0.04)

03/31/2019	11.33	0.18	(1.28)	(1.10)	(0.29)	0.00	0.00	(0.29)

03/31/2018	10.35	0.16	1.77	1.93	(0.95)	0.00	0.00	(0.95)
I-2

03/31/2022	10.25	0.12	0.09	0.21	(3.19)	0.00	0.00	(3.19)

03/31/2021	6.80	0.13	5.35	5.48	(2.03)	0.00	0.00	(2.03)

03/31/2020	9.94	0.20	(3.30)	(3.10)	0.00	0.00	(0.04)	(0.04)

03/31/2019	11.31	0.18	(1.28)	(1.10)	(0.27)	0.00	0.00	(0.27)

03/31/2018	10.33	0.15	1.76	1.91	(0.93)	0.00	0.00	(0.93)

18	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$8.56	(5.44)%	$665,443	0.90%		0.90%		0.89%		0.89%		0.73%	112%

9.51	11.60	1,075,166	0.91		0.91		0.89		0.89		0.69	355

8.58	(12.80)	1,591,563	0.96		0.96		0.89		0.89		2.21	455

9.84	(2.23)	1,591,337	0.98		0.98		0.89		0.89		2.04	408

10.12	(0.07)	1,450,180	0.96		0.96		0.89		0.89		1.80	137

8.28	(5.85)	12,280	1.30		1.30		1.29		1.29		0.32	112

9.23	11.05	10,355	1.31		1.31		1.29		1.29		0.44	355

8.35	(13.11)	4,987	1.36		1.36		1.29		1.29		1.90	455

9.61	(2.58)	9,366	1.38		1.38		1.29		1.29		1.63	408

9.89	(0.51)	12,585	1.36		1.36		1.29		1.29		1.47	137

$6.75	9.93%	$453,630	0.80%		0.80%		0.79%		0.79%		1.31%	120%

6.95	75.31	695,032	0.80		0.80		0.79		0.79		1.71	271

4.64	(22.56)	291,485	0.87		0.87		0.79		0.79		2.58	441

7.00	4.65	491,771	0.93		0.93		0.79		0.79		2.24	399

7.50	11.89	456,567	0.85		0.85		0.79		0.79		1.64	150

6.66	9.83	288,189	0.90		0.90		0.89		0.89		1.25	120

6.87	74.92	293,626	0.90		0.90		0.89		0.89		1.64	271

4.60	(22.63)	202,721	0.97		0.97		0.89		0.89		2.46	441

6.95	4.64	296,026	1.03		1.03		0.89		0.89		2.14	399

7.45	11.88	261,970	0.95		0.95		0.89		0.89		1.54	150

6.64	9.66	8,445	0.95		1.00		0.94		0.99		1.23	120

6.86	75.06	6,529	0.95		1.00		0.94		0.99		1.61	271

4.59	(22.67)	3,142	1.02		1.07		0.94		0.99		2.33	441

6.94	2.68	1,890	1.08	*	1.13	*	0.94	*	0.99	*	2.11 *	399

6.17	9.44	532,609	1.20		1.20		1.19		1.19		0.95	120

6.43	74.44	508,605	1.20		1.20		1.19		1.19		1.34	271

4.35	(22.88)	367,647	1.27		1.27		1.19		1.19		2.17	441

6.63	4.34	649,864	1.33		1.33		1.19		1.19		1.84	399

7.15	11.60	692,730	1.25		1.25		1.19		1.19		1.26	150

5.29	8.63	94,548	1.95		1.95		1.94		1.94		0.18	120

5.63	73.29	131,664	1.95		1.95		1.94		1.94		0.61	271

3.89	(23.52)	154,295	2.02		2.02		1.94		1.94		1.43	441

6.04	3.53	281,900	2.08		2.08		1.94		1.94		1.09	399

6.61	10.81	317,393	2.00		2.00		1.94		1.94		0.49	150

$7.31	0.27%	$170,539	1.12%		1.12%		1.10%		1.10%		1.18%	137%

10.27	84.08	936,800	1.17	(e)	1.17	(e)	1.13	(e)	1.13	(e)	1.66	331

6.81	(31.23)	1,759,028	1.36		1.36		1.15		1.15		2.18	420

9.94	(9.71)	3,110,824	1.25		1.25		1.15		1.15		1.82	339

11.33	19.48	2,496,352	1.18		1.18		1.15		1.15		1.46	87

7.27	0.04	18,428	1.22		1.22		1.20		1.20		1.28	137

10.25	84.04	24,161	1.27	(e)	1.27	(e)	1.23	(e)	1.23	(e)	1.41	331

6.80	(31.36)	6,064	1.46		1.46		1.25		1.25		2.04	420

9.94	(9.69)	21,706	1.35		1.35		1.25		1.25		1.72	339

11.31	19.30	53,041	1.28		1.28		1.25		1.25		1.39	87

ANNUAL REPORT	|	MARCH 31, 2022	19

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE PLUS EMG Fund (Cont.)
Class A

03/31/2022	$10.07	$0.09	$0.10	$0.19	$(3.16)	$0.00	$0.00	$(3.16)

03/31/2021	6.72	0.10	5.25	5.35	(2.00)	0.00	0.00	(2.00)

03/31/2020	9.81	0.17	(3.26)	(3.09)	0.00	0.00	(0.00)	0.00

03/31/2019	11.18	0.14	(1.26)	(1.12)	(0.25)	0.00	0.00	(0.25)

03/31/2018	10.23	0.12	1.74	1.86	(0.91)	0.00	0.00	(0.91)
Class C

03/31/2022	9.61	0.02	0.10	0.12	(3.10)	0.00	0.00	(3.10)

03/31/2021	6.46	0.04	5.05	5.09	(1.94)	0.00	(0.00)	(1.94)

03/31/2020	9.50	0.10	(3.14)	(3.04)	0.00	0.00	0.00	0.00

03/31/2019	10.87	0.07	(1.24)	(1.17)	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.98	0.03	1.71	1.74	(0.85)	0.00	0.00	(0.85)

PIMCO RAE PLUS International Fund
Institutional Class

03/31/2022~	$34.35	$0.38	$(0.50)	$(0.12)	$(4.49)	$(18.81)	$0.00	$(23.30)

03/31/2021~	25.50	0.30	14.90	15.20	(6.35)	0.00	0.00	(6.35)

03/31/2020~	35.45	0.90	(9.85)	(8.95)	(1.00)	0.00	0.00	(1.00)

03/31/2019~	48.15	1.25	(4.85)	(3.60)	(9.10)	0.00	0.00	(9.10)

03/31/2018~	45.20	0.85	6.75	7.60	(4.65)	0.00	0.00	(4.65)
I-2

03/31/2022~	34.10	0.35	(0.46)	(0.11)	(4.51)	(18.81)	0.00	(23.32)

03/31/2021~	25.40	0.35	14.70	15.05	(6.35)	0.00	0.00	(6.35)

03/31/2020~	35.40	0.90	(9.95)	(9.05)	(0.95)	0.00	0.00	(0.95)

03/31/2019~	48.10	1.25	(4.85)	(3.60)	(9.10)	0.00	0.00	(9.10)

03/31/2018~	45.15	0.85	6.70	7.55	(4.60)	0.00	0.00	(4.60)
Class A

03/31/2022~	34.15	0.28	(0.50)	(0.22)	(4.45)	(18.81)	0.00	(23.26)

03/31/2021~	25.40	0.20	14.80	15.00	(6.25)	0.00	0.00	(6.25)

03/31/2020~	35.35	0.85	(9.90)	(9.05)	(0.90)	0.00	0.00	(0.90)

03/31/2019~	48.00	1.15	(4.80)	(3.65)	(9.00)	0.00	0.00	(9.00)

03/31/2018~	45.15	0.80	6.60	7.40	(4.55)	0.00	0.00	(4.55)

PIMCO RAE PLUS Small Fund
Institutional Class

03/31/2022~~	$43.76	$0.47	$4.73	$5.20	$(10.69)	$(21.90)	$0.00	$(32.59)

03/31/2021~~	26.44	0.40	31.08	31.48	(11.92)	(2.24)	0.00	(14.16)

03/31/2020~~	41.64	0.88	(15.20)	(14.32)	(0.88)	0.00	0.00	(0.88)

03/31/2019~~	46.44	0.92	(1.16)	(0.24)	(1.52)	(3.04)	0.00	(4.56)

03/31/2018~~	46.40	0.80	3.92	4.72	(1.96)	(2.72)	0.00	(4.68)
I-2

03/31/2022~~	43.52	0.41	4.73	5.14	(10.68)	(21.90)	0.00	(32.58)

03/31/2021~~	26.36	0.40	30.92	31.32	(11.92)	(2.24)	0.00	(14.16)

03/31/2020~~	41.52	0.84	(15.12)	(14.28)	(0.88)	0.00	0.00	(0.88)

03/31/2019~~	46.32	0.88	(1.16)	(0.28)	(1.48)	(3.04)	0.00	(4.52)

03/31/2018~~	46.28	0.72	3.96	4.68	(1.92)	(2.72)	0.00	(4.64)
Class A

03/31/2022~~	43.08	0.33	4.66	4.99	(10.62)	(21.90)	0.00	(32.52)

03/31/2021~~	26.20	0.28	30.64	30.92	(11.80)	(2.24)	0.00	(14.04)

03/31/2020~~	41.24	0.76	(15.04)	(14.28)	(0.76)	0.00	0.00	(0.76)

03/31/2019~~	46.04	0.76	(1.12)	(0.36)	(1.40)	(3.04)	0.00	(4.44)

03/31/2018~~	46.08	0.64	3.88	4.52	(1.84)	(2.72)	0.00	(4.56)
Class C

03/31/2022~~	41.68	0.11	4.41	4.52	(10.43)	(21.90)	0.00	(32.33)

03/31/2021~~	25.60	0.00	29.92	29.92	(11.60)	(2.24)	0.00	(13.84)

03/31/2020~~	40.44	0.44	(14.72)	(14.28)	(0.56)	0.00	0.00	(0.56)

03/31/2019~~	45.28	0.40	(1.12)	(0.72)	(1.08)	(3.04)	0.00	(4.12)

03/31/2018~~	45.36	0.24	3.88	4.12	(1.48)	(2.72)	0.00	(4.20)

20	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$7.10	(0.16)%	$10,770	1.52%	1.52%	1.50%	1.50%	0.96%	137%

10.07	83.06	12,242	1.57 (e)	1.57 (e)	1.53 (e)	1.53 (e)	1.10	331

6.72	(31.50)	7,351	1.76	1.76	1.55	1.55	1.78	420

9.81	(10.02)	17,935	1.65	1.65	1.55	1.55	1.42	339

11.18	18.97	25,707	1.58	1.58	1.55	1.55	1.10	87

6.63	(0.96)	1,110	2.27	2.27	2.25	2.25	0.28	137

9.61	82.02	1,540	2.32 (e)	2.32 (e)	2.28 (e)	2.28 (e)	0.46	331

6.46	(32.00)	1,326	2.51	2.51	2.30	2.30	1.06	420

9.50	(10.77)	3,331	2.40	2.40	2.30	2.30	0.67	339

10.87	18.13	4,657	2.33	2.33	2.30	2.30	0.31	87

$10.93	(0.61)%	$130,866	0.84%	0.84%	0.83%	0.83%	1.25%	39%

34.35	62.21	1,163,251	0.83	0.83	0.82	0.82	0.92	457

25.50	(26.10)	702,304	0.87	0.87	0.82	0.82	2.61	462

35.45	(7.10)	380,912	1.09	1.09	0.83	0.83	3.10	366

48.15	16.94	557,862	0.94	0.94	0.82	0.82	1.77	144

10.67	(0.62)	502	0.94	0.94	0.93	0.93	1.52	39

34.10	61.72	493	0.93	0.93	0.92	0.92	1.13	457

25.40	(26.35)	283	0.97	0.97	0.92	0.92	2.58	462

35.40	(7.18)	4,720	1.19	1.19	0.93	0.93	3.06	366

48.10	16.88	3,958	1.04	1.04	0.92	0.92	1.71	144

10.67	(0.98)	4,664	1.19	1.19	1.18	1.18	1.32	39

34.15	61.55	5,474	1.18	1.18	1.17	1.17	0.60	457

25.40	(26.39)	4,740	1.22	1.22	1.17	1.17	2.36	462

35.35	(7.31)	9,292	1.44	1.44	1.18	1.18	2.85	366

48.00	16.44	9,481	1.29	1.29	1.17	1.17	1.65	144

$16.37	13.79%	$154,994	0.85%	0.85%	0.84%	0.84%	1.28%	96%

43.76	131.16	683,013	0.86	0.86	0.84	0.84	1.14	338

26.44	(35.18)	206,844	0.93	0.93	0.84	0.84	2.19	468

41.64	(0.37)	137,253	0.92	0.92	0.84	0.84	1.99	405

46.44	10.35	81,039	0.89	0.89	0.84	0.84	1.66	141

16.08	13.72	26,641	0.95	0.95	0.94	0.94	1.46	96

43.52	130.85	18,798	0.96	0.96	0.94	0.94	1.00	338

26.36	(35.23)	3,631	1.03	1.03	0.94	0.94	2.09	468

41.52	(0.46)	5,079	1.02	1.02	0.94	0.94	1.91	405

46.32	10.26	2,938	0.99	0.99	0.94	0.94	1.54	141

15.55	13.41	28,003	1.20	1.20	1.19	1.19	1.17	96

43.08	130.09	18,414	1.21	1.21	1.19	1.19	0.75	338

26.20	(35.32)	7,440	1.28	1.28	1.19	1.19	1.85	468

41.24	(0.70)	15,655	1.27	1.27	1.19	1.19	1.66	405

46.04	9.90	10,296	1.24	1.24	1.19	1.19	1.34	141

13.87	12.50	3,599	1.95	1.95	1.94	1.94	0.41	96

41.68	128.64	2,943	1.96	1.96	1.94	1.94	(0.01)	338

25.60	(35.86)	1,635	2.03	2.03	1.94	1.94	1.13	468

40.44	(1.45)	3,581	2.02	2.02	1.94	1.94	0.91	405

45.28	9.20	2,713	1.99	1.99	1.94	1.94	0.55	141

ANNUAL REPORT	|	MARCH 31, 2022	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class

03/31/2022	$8.54	$0.08	$0.76	$0.84	$(1.19)	$0.00	$0.00	$(1.19)

03/31/2021	8.21	0.09	0.98	1.07	(0.74)	0.00	0.00	(0.74)

03/31/2020	10.23	0.21	(1.64)	(1.43)	(0.59)	0.00	0.00	(0.59)

03/31/2019	9.51	0.17	0.68	0.85	(0.13)	0.00	0.00	(0.13)

03/31/2018	10.02	0.16	0.39	0.55	(1.06)	0.00	0.00	(1.06)
I-2

03/31/2022	8.55	0.07	0.76	0.83	(1.19)	0.00	0.00	(1.19)

03/31/2021	8.20	0.09	0.99	1.08	(0.73)	0.00	0.00	(0.73)

08/23/2019 - 03/31/2020	9.95	0.09	(1.43)	(1.34)	(0.41)	0.00	0.00	(0.41)
Class A

03/31/2022	8.51	0.05	0.75	0.80	(1.16)	0.00	0.00	(1.16)

03/31/2021	8.18	0.06	0.98	1.04	(0.71)	0.00	0.00	(0.71)

08/23/2019 - 03/31/2020	9.95	0.08	(1.44)	(1.36)	(0.41)	0.00	0.00	(0.41)
Class C

03/31/2022	8.53	(0.02)	0.75	0.73	(1.09)	0.00	0.00	(1.09)

03/31/2021	8.18	0.00	0.98	0.98	(0.63)	0.00	0.00	(0.63)

08/23/2019 - 03/31/2020	9.95	0.03	(1.43)	(1.40)	(0.37)	0.00	0.00	(0.37)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
~	A one for five reverse share split, effective March 25, 2022, has been retroactively applied. See Note 13 in the Notes to Financial Statements.
~~	A one for four reverse share split, effective March 25, 2022, has been retroactively applied. See Note 13 in the Notes to Financial Statements.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	Effective October 1, 2020, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.80%.

22	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.19	10.30%	$693,103	1.20%		1.20%		1.19%		1.19%		0.91%		162%

8.54	13.72	1,156,430	1.21		1.21		1.19		1.19		1.06		267

8.21	(14.91)	1,370,195	1.28		1.28		1.19		1.19		2.13		407

10.23	8.94	1,715,801	1.28		1.28		1.19		1.19		1.72		337

9.51	5.35	1,028,520	1.23		1.23		1.19		1.19		1.62		168

8.19	10.07	6,769	1.30		1.30		1.29		1.29		0.82		162

8.55	13.78	9,127	1.31		1.31		1.29		1.29		1.08		267

8.20	(14.21)	22,341	1.38	*	1.38	*	1.29	*	1.29	*	1.59	*	407

8.15	9.82	22,597	1.60		1.60		1.59		1.59		0.55		162

8.51	13.30	24,572	1.61		1.61		1.59		1.59		0.76		267

8.18	(14.38)	36,705	1.68	*	1.68	*	1.59	*	1.59	*	1.32	*	407

8.17	8.91	6,329	2.35		2.35		2.34		2.34		(0.26)		162

8.53	12.44	11,690	2.36		2.36		2.34		2.34		0.01		267

8.18	(14.68)	24,912	2.43	*	2.43	*	2.34	*	2.34	*	0.56	*	407

ANNUAL REPORT	|	MARCH 31, 2022	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund

Assets:

Investments, at value
Investments in securities*	$678,714	$1,369,807	$211,303	$141,402
Investments in Affiliates	35,333	60,238	8,745	1,680
Financial Derivative Instruments
Exchange-traded or centrally cleared	511	3,030	235	185
Over the counter	18,646	48,048	5,940	681
Cash	5	7	0	0
Deposits with counterparty	2,685	3,122	1,671	1,871
Foreign currency, at value	3,082	10,594	913	466
Receivable for investments sold	18,268	16,138	2,547	2,778
Receivable for TBA investments sold	70,313	147,944	15,606	10,576
Receivable for Fund shares sold	0	704	427	102
Interest and/or dividends receivable	1,208	3,160	165	119
Dividends receivable from Affiliates	10	62	3	0
Other assets	5	7	1	2
Total Assets	828,780	1,662,861	247,556	159,862

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$52,471	$94,977	$13,151	$10,319
Financial Derivative Instruments
Exchange-traded or centrally cleared	630	3,645	291	158
Over the counter	7,076	4,939	2,781	9,120
Payable for investments purchased	15,966	6,828	1,814	704
Payable for investments in Affiliates purchased	10	62	3	0
Payable for TBA investments purchased	35,609	96,989	19,368	2,888
Deposits from counterparty	36,854	76,041	7,861	537
Payable for Fund shares redeemed	1,908	765	1,247	11
Overdraft due to custodian	0	0	10	0
Accrued investment advisory fees	380	617	129	64
Accrued supervisory and administrative fees	150	389	51	28
Accrued distribution fees	0	59	1	0
Accrued servicing fees	3	129	2	1
Total Liabilities	151,057	285,440	46,709	23,830

Net Assets	$677,723	$1,377,421	$200,847	$136,032

Net Assets Consist of:

Paid in capital	$1,602,420	$1,237,481	$383,268	$81,848
Distributable earnings (accumulated loss)	(924,697)	139,940	(182,421)	54,184

Net Assets	$677,723	$1,377,421	$200,847	$136,032

Cost of investments in securities	$690,760	$1,373,847	$215,057	$139,704
Cost of investments in Affiliates	$35,810	$61,262	$8,878	$1,704
Cost of foreign currency held	$3,033	$10,316	$891	$468
Proceeds received on short sales	$53,130	$96,092	$13,278	$10,355
Cost or premiums of financial derivative instruments, net	$3,852	$7,608	$1,607	$(27)

* Includes repurchase agreements of:	$74,779	$82,824	$51,615	$1,606

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$219,022	$727,154
144	44,680

200	749
11,687	33,976
0	1
1,142	2,858
769	3,939
1,555	28,171
18,435	100,296
201	1
157	1,607
0	12
1	5
253,313	943,449

$13,023	$55,252

302	1,074
1,144	8,149
1,064	21,107
0	12
9,767	87,369
13,805	40,880
807	43
0	0
105	593
50	162
2	4
7	6
40,076	214,651

$213,237	$728,798

$206,459	$869,171
6,778	(140,373)

$213,237	$728,798

$218,347	$739,021
$146	$45,354
$758	$4,344
$13,196	$55,923
$1,570	$3,584

$2,671	$2,336

ANNUAL REPORT	|	MARCH 31, 2022	25

Statements of Assets and Liabilities	(Cont.)

	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund

Net Assets:

Institutional Class	$665,443	$453,630	$170,539	$130,866
I-2	N/A	288,189	18,428	502
I-3	N/A	8,445	N/A	N/A
Class A	12,280	532,609	10,770	4,664
Class C	N/A	94,548	1,110	N/A

Shares Issued and Outstanding:

Institutional Class	77,749	67,219	23,341	11,971
I-2	N/A	43,286	2,535	47
I-3	N/A	1,272	N/A	N/A
Class A	1,482	86,321	1,516	437
Class C	N/A	17,876	167	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.56	$6.75	$7.31	$10.93
I-2	N/A	6.66	7.27	10.67
I-3	N/A	6.64	N/A	N/A
Class A	8.28	6.17	7.10	10.67

Class C	N/A	5.29	6.63	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

26	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$154,994	$693,103
26,641	6,769
N/A	N/A
28,003	22,597
3,599	6,329

9,471	84,668
1,657	827
N/A	N/A
1,801	2,774
259	774

$16.37	$8.19
16.08	8.19
N/A	N/A
15.55	8.15

13.87	8.17

ANNUAL REPORT	|	MARCH 31, 2022	27

Statements of Operations

Year Ended March 31, 2022
(Amounts in thousands†)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund

Investment Income:

Interest	$12,040	$33,860	$11,145	$12,566
Dividends	0	0	0	76
Dividends from Investments in Affiliates	822	1,145	426	434
Total Income	12,862	35,005	11,571	13,076

Expenses:

Investment advisory fees	5,037	8,867	4,007	3,584
Supervisory and administrative fees	1,984	5,380	1,545	1,577
Distribution and/or servicing fees - Class A	27	1,339	34	13
Distribution and/or servicing fees - Class C	N/A	1,136	14	N/A
Trustee fees	5	9	4	5
Interest expense	80	129	83	57
Miscellaneous expense	5	18	1	6
Total Expenses	7,138	16,878	5,688	5,242
Waiver and/or Reimbursement by PIMCO	0	(4)	0	0
Net Expenses	7,138	16,874	5,688	5,242

Net Investment Income (Loss)	5,724	18,131	5,883	7,834

Net Realized Gain (Loss):

Investments in securities	21,185	8,501	54,110	17,959
Investments in Affiliates	81	(161)	(61)	981
Exchange-traded or centrally cleared financial derivative instruments	(17,038)	3,948	(12,410)	(18,196)
Over the counter financial derivative instruments	45,759	278,357	144,601	267,956
Short sales	377	1,005	47	327
Foreign currency	(1,207)	(2,849)	(1,236)	419

Net Realized Gain (Loss)	49,157	288,801	185,051	269,446

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(27,607)	(61,073)	(38,645)	(11,397)
Investments in Affiliates	(700)	(980)	(122)	(1,140)
Exchange-traded or centrally cleared financial derivative instruments	(3,104)	(13,861)	(8,795)	(2,461)
Over the counter financial derivative instruments	(65,311)	(87,693)	(79,140)	(232,384)
Short sales	(518)	(457)	(374)	(177)
Foreign currency assets and liabilities	1,178	275	1,002	93

Net Change in Unrealized Appreciation (Depreciation)	(96,062)	(163,789)	(126,074)	(247,466)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(41,181)	$143,143	$64,860	$29,814

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$8,920	$19,644
0	0
267	1,180
9,187	20,824

2,512	9,303
1,121	2,530
69	57
39	92
3	6
48	49
1	10
3,793	12,047
0	0
3,793	12,047

5,394	8,777

8,113	29,451
(53)	(163)
(2,580)	(35,880)
321,309	138,626
163	793
(225)	689

326,727	133,516

(9,623)	(47,006)
5	(646)
(4,992)	6,931
(234,705)	183
(74)	(477)
77	(436)

(249,312)	(41,451)

$82,809	$100,842

ANNUAL REPORT	|	MARCH 31, 2022	29

Statements of Changes in Net Assets

	PIMCO RAE Fundamental Advantage PLUS Fund		PIMCO RAE PLUS Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,724	$8,746	$18,131	$19,103
Net realized gain (loss)	49,157	(35,477)	288,801	356,439
Net change in unrealized appreciation (depreciation)	(96,062)	175,274	(163,789)	369,688

Net Increase (Decrease) in Net Assets Resulting from Operations	(41,181)	148,543	143,143	745,230

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(33,489)	(7,979)	(79,893)	(87,615)
I-2	N/A	N/A	(34,952)	(37,271)
I-3	N/A	N/A	(953)	(919)
Administrative Class	N/A	N/A	N/A	(448	)(a)
Class A	(480)	(23)	(69,034)	(73,473)
Class C	N/A	N/A	(16,149)	(25,276)

Tax basis return of capital
Institutional Class	(1413)	0	0	0
I-2	N/A	N/A	0	0
I-3	N/A	N/A	0	0
Administrative Class	N/A	N/A	N/A	0
Class A	(20)	0	0	0
Class C	N/A	N/A	0	0

Total Distributions(b)	(35,402)	(8,002)	(200,981)	(225,002)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(331,215)	(651,570)	(200,197)	92,781

Total Increase (Decrease) in Net Assets	(407,798)	(511,029)	(258,035)	613,009

Net Assets:

Beginning of year	1,085,521	1,596,550	1,635,456	1,022,447
End of year	$677,723	$1,085,521	$1,377,421	$1,635,456

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Administrative Class Shares liquidated at the close of business on March 12, 2021.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE PLUS EMG Fund		PIMCO RAE PLUS International Fund		PIMCO RAE PLUS Small Fund		PIMCO RAE Worldwide Long/Short PLUS Fund

Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

$5,883	$20,251	$7,834	$13,320	$5,394	$8,305	$8,777	$11,067
185,051	228,573	269,446	413,167	326,727	363,800	133,516	174,724
(126,074)	536,396	(247,466)	298,984	(249,312)	294,861	(41,451)	(42,346)

64,860	785,220	29,814	725,471	82,809	666,966	100,842	143,445

(133,650)	(204,801)	(178,060)	(253,797)	(206,957)	(231,140)	(119,843)	(89,401)
(6,032)	(2,391)	(526)	(78)	(26,814)	(2,850)	(1,059)	(1,446)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(4,339)	(2,520)	(4,116)	(1,131)	(29,986)	(4,149)	(3,036)	(2,613)
(481)	(290)	N/A	N/A	(3,795)	(864)	(1,064)	(1,543)

0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
0	0	0	0	0	0	0	0
0	0	N/A	N/A	0	0	0	0

(144,502)	(210,002)	(182,702)	(255,006)	(267,552)	(239,003)	(125,002)	(95,003)

(694,254)	(1,374,244)	(880,298)	(8,574)	(325,188)	75,655	(448,861)	(300,776)

(773,896)	(799,026)	(1,033,186)	461,891	(509,931)	503,618	(473,021)	(252,334)

974,743	1,773,769	1,169,218	707,327	723,168	219,550	1,201,819	1,454,153
$200,847	$974,743	$136,032	$1,169,218	$213,237	$723,168	$728,798	$1,201,819

ANNUAL REPORT	|	MARCH 31, 2022	31

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.2%

CORPORATE BONDS & NOTES 14.9%

BANKING & FINANCE 9.2%

ABN AMRO Bank NV
4.750% due 07/28/2025		$100	$102

AerCap Ireland Capital DAC
3.000% due 10/29/2028		300	277
3.300% due 01/30/2032		300	271

American Tower Corp.
1.000% due 01/15/2032	EUR	1,804	1,760
3.800% due 08/15/2029		$881	878

Aviation Capital Group LLC
5.500% due 12/15/2024		400	412

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		10	9

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(g)(h)	EUR	400	458

Bank of America Corp.
1.483% (SOFRRATE + 1.330%) due 04/02/2026 ~		$800	807

Barclays PLC
4.337% due 01/10/2028		200	203
4.375% due 03/15/2028 •(g)(h)		700	618
4.972% due 05/16/2029 •		200	209
5.088% due 06/20/2030 •		200	208
5.200% due 05/12/2026		200	208
5.875% due 09/15/2024 •(g)(h)	GBP	200	264
7.125% due 06/15/2025 •(g)(h)		882	1,222
8.000% due 06/15/2024 •(g)(h)		$200	212

BOC Aviation Ltd.
4.000% due 01/25/2024		200	202

Credit Suisse AG
6.500% due 08/08/2023 (h)		1,000	1,028

Credit Suisse Group AG
3.750% due 03/26/2025		500	499
6.250% due 12/18/2024 •(g)(h)		500	506
6.375% due 08/21/2026 •(g)(h)		574	568
7.500% due 12/11/2023 •(g)(h)		300	311

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	1,500	1,629
1.625% due 01/20/2027		2,800	3,019
1.738% (US0003M + 1.230%) due 02/27/2023 ~		$881	886
1.750% due 01/17/2028	EUR	300	321

Discover Bank
4.650% due 09/13/2028		$400	416

Equinix, Inc.
1.550% due 03/15/2028		500	442

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,915	1,960

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	441	492

Ford Motor Credit Co. LLC
3.087% due 01/09/2023		$912	914
3.550% due 10/07/2022		626	627

Goldman Sachs Group, Inc.
2.124% (SOFRRATE + 1.850%) due 03/15/2028 ~		2,000	2,051

GSPA Monetization Trust
6.422% due 10/09/2029		30	30

Healthcare Realty Trust, Inc.
2.400% due 03/15/2030		346	314

HSBC Holdings PLC
2.357% due 08/18/2031 •		1,569	1,394
3.000% due 05/29/2030 •	GBP	723	930
4.292% due 09/12/2026 •		$472	478

ING Groep NV
3.875% due 05/16/2027 •(g)(h)		800	700
4.250% due 05/16/2031 •(g)(h)		200	171
5.750% due 11/16/2026 •(g)(h)		200	201

JPMorgan Chase & Co.
2.182% due 06/01/2028 •		3,138	2,948

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
4.550% due 08/16/2028		$801	$827
7.500% due 09/27/2025 •(g)(h)		1,992	2,118

Nationwide Building Society
4.363% due 08/01/2024 •		500	508

NatWest Group PLC
2.875% due 09/19/2026 •	GBP	158	206
4.269% due 03/22/2025 •		$500	506
4.500% due 03/31/2028 •(g)(h)	GBP	800	978

Natwest Group PLC
4.519% due 06/25/2024 •		$1,412	1,434
5.076% due 01/27/2030 •		200	213
8.000% due 08/10/2025 •(g)(h)		440	479

Nissan Motor Acceptance Co. LLC
1.656% due 09/28/2022 •		78	78
2.600% due 09/28/2022		554	554
2.650% due 07/13/2022		572	573

Nomura Holdings, Inc.
1.851% due 07/16/2025		1,255	1,186
2.679% due 07/16/2030		1,491	1,357

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	8,600	1,152

Nykredit Realkredit AS
1.500% due 10/01/2053		39,500	5,301

OneMain Finance Corp.
5.625% due 03/15/2023		$93	95

Realkredit Danmark AS
1.500% due 10/01/2053	DKK	11,300	1,518

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •		$801	820

SL Green Realty Corp.
4.500% due 12/01/2022		410	413

Societe Generale SA
7.875% due 12/18/2023 •(g)(h)		900	943

Standard Chartered PLC
4.300% due 08/19/2028 •(g)(h)		400	352
7.750% due 04/02/2023 •(g)(h)		1,100	1,142

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		3,609	3,233

UBS AG
7.625% due 08/17/2022 (h)		1,336	1,356

UBS Group AG
4.125% due 09/24/2025		200	204

Wells Fargo & Co.
0.625% due 03/25/2030	EUR	1,500	1,502
1.741% due 05/04/2030 •		700	763
2.879% due 10/30/2030 •		$500	476

WPC Eurobond BV
2.250% due 04/09/2026	EUR	881	985

			62,427

INDUSTRIALS 5.0%

Aker BP ASA
2.875% due 01/15/2026		$450	438

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		700	658

BAT Capital Corp.
3.222% due 08/15/2024		31	31

BAT International Finance PLC
3.950% due 06/15/2025		93	92

Boeing Co.
2.750% due 02/01/2026		700	679

Broadcom, Inc.
2.450% due 02/15/2031		1,000	894
3.137% due 11/15/2035		700	618
3.187% due 11/15/2036		400	348
3.469% due 04/15/2034		600	557
3.500% due 02/15/2041		500	447
3.750% due 02/15/2051		200	180

Charter Communications Operating LLC
1.967% (US0003M + 1.650%) due 02/01/2024 ~		1,101	1,123
4.908% due 07/23/2025		315	327

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		$700	$699

DAE Funding LLC
1.625% due 02/15/2024		1,100	1,054
2.625% due 03/20/2025		500	476
3.375% due 03/20/2028		600	564

Dell International LLC
4.900% due 10/01/2026		78	82
5.300% due 10/01/2029		235	256
5.850% due 07/15/2025		78	83

Energy Transfer LP
4.250% due 03/15/2023		235	238
5.000% due 10/01/2022		78	79

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	628	688

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$1,238	1,216

Imperial Brands Finance PLC
3.500% due 07/26/2026		2,190	2,145
3.875% due 07/26/2029		1,255	1,233

INEOS Finance PLC
2.125% due 11/15/2025	EUR	912	977

Magallanes, Inc.
4.054% due 03/15/2029		$400	402
4.279% due 03/15/2032		1,400	1,408

MPLX LP
2.650% due 08/15/2030		900	826

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		785	784
3.522% due 09/17/2025		1,177	1,155
4.345% due 09/17/2027		1,741	1,719
4.810% due 09/17/2030		500	497

Oracle Corp.
3.850% due 04/01/2060		4,080	3,360

Perrigo Finance Unlimited Co.
3.900% due 06/15/2030		800	753

Sands China Ltd.
5.125% due 08/08/2025		1,961	1,954
5.400% due 08/08/2028		2,746	2,705

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050		1,020	895
3.375% due 07/09/2060		820	717

			33,357

UTILITIES 0.7%

AT&T, Inc.
2.250% due 02/01/2032		549	488

Pacific Gas & Electric Co.
2.500% due 02/01/2031		2,118	1,830
4.550% due 07/01/2030		800	795

Petrobras Global Finance BV
5.093% due 01/15/2030		424	424

Rio Oil Finance Trust
8.200% due 04/06/2028		438	471

Sprint Communications, Inc.
6.000% due 11/15/2022		602	616

Sprint Corp.
7.875% due 09/15/2023		189	201

			4,825

Total Corporate Bonds & Notes (Cost $108,045)			100,609

MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.1%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035		85	95
6.725% due 04/01/2035		185	210

			305

32	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.1%

Middlesex County, New Jersey Improvement Authority Revenue Bonds, (AGM Insured), Series 2004
0.000% due 10/01/2022 (d)	$605	$601

Total Municipal Bonds & Notes (Cost $869)		906

U.S. GOVERNMENT AGENCIES 3.1%

Fannie Mae
1.795% due 03/01/2034 •	19	20
2.251% due 01/25/2031 ~(a)	401	50
2.323% due 12/01/2034 •	29	29
4.500% due 09/25/2040	649	706

Freddie Mac
3.500% due 07/15/2042	1,244	1,236
4.000% due 01/01/2048 - 03/01/2049	613	630
6.500% due 05/01/2035	37	39

Ginnie Mae
0.581% due 08/20/2047 •	105	105
0.781% due 04/20/2068 •	639	636
1.750% due 11/20/2044 •	167	170

Ginnie Mae, TBA
5.000% due 04/01/2052	4,800	5,020

U.S. Small Business Administration
5.490% due 03/01/2028	9	9
6.020% due 08/01/2028	72	75

Uniform Mortgage-Backed Security
3.500% due 02/01/2043 - 09/01/2048	4,044	4,084
6.000% due 08/01/2036 - 04/01/2041	295	322
6.500% due 09/01/2036	42	45

Uniform Mortgage-Backed Security, TBA
3.500% due 06/01/2052	50	50
4.500% due 05/01/2052	7,700	7,952

Total U.S. Government Agencies (Cost $21,207)		21,178

U.S. TREASURY OBLIGATIONS 1.8%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 02/15/2051	3,131	3,211
0.625% due 02/15/2043 (k)	767	857
1.375% due 02/15/2044	6,413	8,230

Total U.S. Treasury Obligations (Cost $12,199)		12,298

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.6%

Adjustable Rate Mortgage Trust
2.710% due 01/25/2036 ^~	631	543

American Home Mortgage Assets Trust
0.647% due 10/25/2046 ~	136	84
6.750% due 11/25/2046 þ	170	160

Banc of America Funding Trust
2.910% due 09/20/2046 ^~	668	627

Bear Stearns Adjustable Rate Mortgage Trust
2.594% due 08/25/2033 ~	20	20

Bear Stearns ALT-A Trust
0.777% due 08/25/2036 ~	101	97
2.627% due 05/25/2035 ~	27	27

BSST Mortgage Trust
2.055% due 02/15/2037 •	4,600	4,588

Chase Mortgage Finance Trust
2.860% due 09/25/2036 ^~	168	153

Citigroup Mortgage Loan Trust
3.185% due 09/25/2037 ^~	14	13
3.228% due 09/25/2059 þ	706	706

CitiMortgage Alternative Loan Trust
1.057% due 04/25/2037 •	218	186

Commercial Mortgage Trust
3.545% due 02/10/2036	3,766	3,703

Countrywide Alternative Loan Trust
0.697% due 12/25/2046 •	979	914

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.797% due 11/25/2036 «•		$1	$0
5.500% due 06/25/2025		285	266
5.500% due 05/25/2035		408	374
5.500% due 11/25/2035 ^		91	68
6.000% due 12/25/2035 ^		356	319
6.000% due 05/25/2036 ^		51	33
6.250% due 08/25/2036		744	566
7.000% due 10/25/2037		113	57

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 01/25/2037 ^		243	160
6.000% due 02/25/2037 ^		259	173

Countrywide Home Loan Reperforming REMIC Trust
0.797% due 06/25/2035 •		76	74

Credit Suisse Mortgage Capital Trust
2.886% due 06/25/2050 ~		725	658

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.837% due 02/25/2037 ^•		738	720
0.957% due 02/25/2035 •		47	47

First Horizon Alternative Mortgage Securities Trust
2.553% due 06/25/2036 ^~		521	464

HarborView Mortgage Loan Trust
0.654% due 12/19/2036 •		314	291

Hawksmoor Mortgages
1.240% due 05/25/2053 •	GBP	1,995	2,625

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~		$822	818

Impac CMB Trust
1.097% due 03/25/2035 •		158	155

IndyMac INDX Mortgage Loan Trust
0.857% due 11/25/2046 •		794	792
0.937% due 07/25/2035 •		246	239

JP Morgan Chase Commercial Mortgage Securities Trust
2.450% due 12/15/2031 •		367	364

JP Morgan Mortgage Trust
2.314% due 07/25/2035 ~		55	56
2.877% due 07/27/2037 ~		99	95
5.750% due 01/25/2036 ^		11	7

Lehman Mortgage Trust
1.107% due 11/25/2036 •		188	103

Lehman XS Trust
0.907% due 08/25/2046 •		415	421

Luminent Mortgage Trust
2.923% due 04/25/2036 ~		4,260	3,490

MASTR Adjustable Rate Mortgages Trust
2.759% due 11/21/2034 ~		842	841

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^		130	105

Merrill Lynch Alternative Note Asset Trust
0.857% due 03/25/2037 •		2,397	803
6.000% due 03/25/2037		56	30

Merrill Lynch Mortgage Investors Trust
1.960% due 04/25/2035 ~		13	13
1.987% due 02/25/2036 ~		2	2

Morgan Stanley Mortgage Loan Trust
6.000% due 08/25/2036		88	53

MortgageIT Trust
0.977% due 12/25/2035 •		281	282

New Residential Mortgage Loan Trust
3.500% due 12/25/2057 ~		1,559	1,563

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		29	18

NovaStar Mortgage Funding Trust
0.479% due 09/25/2046 •		698	276

Prima Capital CRE Securitization Ltd.
3.500% due 04/15/2038		2,200	2,224

Prime Mortgage Trust
6.000% due 06/25/2036 ^		31	30

RBSSP Resecuritization Trust
0.687% due 02/26/2037 •		30	30
0.709% due 04/26/2037 •		2	2

Ready Capital Mortgage Financing LLC
2.607% due 02/25/2035 •		1,746	1,747

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Accredit Loans, Inc. Trust
0.777% due 01/25/2037 •		$1,837	$1,742
0.957% due 08/25/2037 •		19	18
1.016% due 10/25/2037 ~		366	356
6.000% due 01/25/2037 ^		40	37
6.000% due 03/25/2037		104	98

Residential Funding Mortgage Securities, Inc. Trust
3.334% due 04/25/2037 ~		193	176

Sequoia Mortgage Trust
2.837% due 09/20/2046 ^~		109	83

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~		591	583

Structured Adjustable Rate Mortgage Loan Trust
2.723% due 08/25/2035 ~		39	28
3.031% due 03/25/2036 ^~		44	39

Taurus UK DAC
1.005% due 05/17/2031 •	GBP	695	906

Thornburg Mortgage Securities Trust
1.487% due 03/25/2044 ~		$65	65
1.889% due 12/25/2044 ~		99	98
2.022% due 09/25/2037 ~		1	1

Towd Point Mortgage Funding
1.374% due 02/20/2054 •	GBP	656	863

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •		744	982

WaMu Mortgage Pass-Through Certificates Trust
0.997% due 12/25/2045 ~		$19	20
1.097% due 08/25/2045 •		4,115	4,067
1.141% due 02/25/2046 •		64	64
1.211% due 01/25/2046 •		4,917	4,768
1.237% due 01/25/2045 •		720	703
2.673% due 06/25/2037 ^~		150	145
2.748% due 01/25/2035 ~		57	57
2.849% due 10/25/2035 ~		22	22
2.849% due 12/25/2035 ~		217	219
2.870% due 06/25/2037 ^~		139	135

Washington Mutual Mortgage Pass-Through Certificates Trust
0.617% due 09/25/2036 •		508	164
0.891% due 02/25/2047 ^•		854	832
0.957% due 02/25/2036 •		560	503
1.081% due 04/25/2046 •		71	66

Wells Fargo Mortgage-Backed Securities Trust
2.780% due 09/25/2036 ^~		6	6

Total Non-Agency Mortgage-Backed Securities (Cost $52,320)			51,121

ASSET-BACKED SECURITIES 23.5%

Aames Mortgage Investment Trust
1.447% due 07/25/2035 •		654	649

Aegis Asset-Backed Securities Trust
1.192% due 08/25/2035 •		4,370	3,978

ALM Ltd.
2.091% due 10/15/2029 •		3,000	2,996

Arbor Realty Commercial Real Estate Notes Ltd.
1.500% due 01/15/2037 •		3,200	3,184

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.117% due 11/25/2035 •		2,877	2,846

Asset-Backed Securities Corp. Home Equity Loan Trust
1.267% due 06/25/2034 •		943	909

Atlas Senior Loan Fund Ltd.
2.138% due 07/20/2032 •		2,500	2,486

Bear Stearns Asset-Backed Securities Trust
1.507% due 08/25/2037 •		645	617
2.670% due 07/25/2036 ~		37	37

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	2,100	2,293

BNPP AM Euro CLO DAC
0.650% due 10/15/2031 •		356	392

Cairn CLO DAC
0.600% due 04/30/2031 •		2,100	2,314
0.670% due 01/31/2030 •		977	1,075

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	33

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •		$1,400	$1,535
0.890% due 08/15/2032 •		1,200	1,316

Carrington Mortgage Loan Trust
1.374% due 10/20/2029 •		3,696	3,698

Centex Home Equity Loan Trust
1.102% due 03/25/2034 •		99	97

CIFC Funding Ltd.
1.808% due 04/25/2033 •		1,950	1,935

Citigroup Mortgage Loan Trust
0.647% due 05/25/2037 •		941	740
0.777% due 09/25/2036 •		3,266	2,731
0.937% due 08/25/2036 •		1,000	932
0.977% due 03/25/2036 •		1,372	1,326
7.250% due 05/25/2036 þ		111	72

Citigroup Mortgage Loan Trust, Inc.
0.907% due 10/25/2036 •		380	378
0.937% due 11/25/2036 •		3,100	2,958
1.357% due 09/25/2035 ^•		1,370	1,336

Countrywide Asset-Backed Certificates
0.857% due 02/25/2037 •		323	305

Countrywide Asset-Backed Certificates Trust
0.607% due 03/25/2047 ^•		622	612

Countrywide Asset-Backed Certificates Trust, Inc.
1.197% due 08/25/2047 •		368	359

Countrywide Partnership Trust
1.357% due 02/25/2035 •		3,774	3,694

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ		2,038	599

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	1,600	1,750
0.650% due 07/21/2030 •		896	986
0.650% due 10/15/2031 •		3,700	4,055

ECMC Group Student Loan Trust
1.457% due 07/25/2069 •		$538	539

Ellington Loan Acquisition Trust
1.557% due 05/25/2037 •		1,632	1,615

Encore Credit Receivables Trust
1.192% due 09/25/2035 •		60	60

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	1,400	1,531

First Franklin Mortgage Loan Trust
0.597% due 03/25/2037 •		$2,100	1,385
0.617% due 11/25/2036 •		234	231
0.767% due 09/25/2036 •		139	133
1.177% due 11/25/2035 •		605	586

Fortress Credit Investments Ltd.
1.933% due 12/17/2026 ~\		3,600	3,602

Fremont Home Loan Trust
0.597% due 11/25/2036 •		358	242
0.607% due 10/25/2036 •		1,114	583
0.797% due 02/25/2037 •		1,031	451
1.192% due 01/25/2035 •		266	263
1.192% due 07/25/2035 •		22	22

Galaxy CLO Ltd.
1.211% due 10/15/2030 •		1,020	1,013

Gallatin CLO Ltd.
1.737% due 07/15/2031 •		1,200	1,191

GSAA Home Equity Trust
0.597% due 03/25/2036 •		213	90
1.097% due 04/25/2047 •		435	240
6.795% due 06/25/2036 þ		369	131

GSAMP Trust
0.547% due 01/25/2037 •		1,661	1,176
0.557% due 12/25/2046 •		158	96
0.587% due 12/25/2046 •		1,541	993
0.687% due 01/25/2037 •		410	378

Halseypoint Clo Ltd.
1.694% due 07/20/2031 •		600	600

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	1,300	1,424
0.680% due 10/20/2031 •		3,200	3,497

Home Equity Mortgage Loan Asset-Backed Trust
0.677% due 04/25/2037 •		$349	292

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSI Asset Securitization Corp. Trust
0.937% due 11/25/2035 •		$2,685	$2,611

JP Morgan Mortgage Acquisition Trust
0.667% due 10/25/2036 ~		294	292
0.757% due 03/25/2037 •		1,353	1,306
0.857% due 07/25/2036 •		6,824	6,629

Jubilee CLO DAC
0.600% due 04/15/2030 •	EUR	2,100	2,303
0.650% due 04/15/2031 •		900	982

Long Beach Mortgage Loan Trust
0.897% due 02/25/2036 •		$740	730

Man GLG Euro CLO
1.700% due 10/15/2032 •	EUR	2,200	2,402
1.970% due 10/15/2032		1,000	1,018

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •		700	768

Merrill Lynch Mortgage Investors Trust
0.977% due 02/25/2037 •		$2,524	997

MF1 Ltd.
1.800% due 02/19/2037 •		2,700	2,675

Morgan Stanley ABS Capital, Inc. Trust
0.672% due 03/25/2037 •		854	415
1.387% due 07/25/2035 •		1,025	1,019

Mountain View CLO LLC
1.331% due 10/16/2029 •		1,090	1,090

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.032% due 10/25/2036 ^þ		259	81

NovaStar Mortgage Funding Trust
0.657% due 09/25/2037 •		587	574

OCP CLO Ltd.
1.374% due 07/20/2029 •		1,177	1,173

Option One Mortgage Loan Trust
0.597% due 03/25/2037 •		276	206
0.997% due 01/25/2036 •		2,014	1,961
1.237% due 02/25/2035 •		555	546

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029		3,200	3,143

Palmer Square European Loan Funding DAC
0.720% due 10/15/2031 •	EUR	4,000	4,413

Palmer Square Loan Funding Ltd.
1.159% due 10/24/2027 ~		$749	748

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.432% due 07/25/2035 •		1,400	1,330
2.182% due 02/25/2035 •		4,155	4,107

PRET LLC
2.487% due 07/25/2051 þ		3,490	3,395

Pretium Mortgage Credit Partners LLC
3.721% due 07/25/2051 þ		2,092	2,057

Renaissance Home Equity Loan Trust
1.557% due 09/25/2037 •		247	131

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		786	758

Residential Asset Securities Corp. Trust
1.037% due 06/25/2033 •		84	77
1.117% due 12/25/2035 •		1,479	1,456

Saxon Asset Securities Trust
0.757% due 09/25/2036 •		1,700	1,523

Securitized Asset-Backed Receivables LLC Trust
1.177% due 10/25/2035 •		1,509	1,431

SLM Student Loan Trust
1.758% due 04/25/2023 •		168	168

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		1,310	1,292

Sound Point CLO Ltd.
1.238% due 07/25/2030 •		2,900	2,904

Soundview Home Loan Trust
0.922% due 02/25/2036 •		945	918
1.757% due 10/25/2037 •		515	465

South Carolina Student Loan Corp.
1.523% due 09/03/2024 •		70	70

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Specialty Underwriting & Residential Finance Trust
1.057% due 12/25/2036 •		$531	$514

Starwood Mortgage Trust
1.850% due 11/15/2038 •		4,300	4,266

Structured Asset Investment Loan Trust
1.237% due 02/25/2035 •		1,652	1,634

Symphony CLO Ltd.
1.121% due 04/15/2028 •		532	530
1.188% due 07/14/2026 •		472	471

Telos CLO Ltd.
1.191% due 04/17/2028 •		82	82

Theorem Funding Trust
1.850% due 02/15/2028		2,655	2,624

TICP CLO Ltd.
1.094% due 04/20/2028 •		1,197	1,196

Towd Point Mortgage Trust
3.000% due 01/25/2058 ~		802	800
3.000% due 11/25/2058 ~		345	344
3.207% due 10/25/2057 ~		1,479	1,415

TPG Real Estate Finance Issuer Ltd.
1.700% due 02/15/2039 •		1,900	1,888

Trinitas Euro CLO DAC
1.550% due 08/15/2033 •	EUR	476	527

Upstart Pass-Through Trust Series
3.800% due 04/20/2030 «		$1,900	1,886

Venture CLO Ltd.
1.274% due 04/20/2029 •		3,090	3,091

Total Asset-Backed Securities (Cost $162,003)			158,986

SOVEREIGN ISSUES 0.8%

Argentina Government International Bond
0.500% due 07/09/2030 þ		149	45
1.125% due 07/09/2035 þ		97	28
1.450% due 08/13/2023	ARS	19,631	104

Brazil Government International Bond
4.750% due 01/14/2050		$572	481

Israel Government International Bond
1.250% due 11/30/2022	ILS	3,200	1,009

Saudi Government International Bond
4.000% due 04/17/2025		$2,322	2,412
4.500% due 10/26/2046		400	422
5.000% due 04/17/2049		981	1,118

Total Sovereign Issues (Cost $5,970)			5,619

		SHARES
PREFERRED SECURITIES 0.2%

FINANCIALS 0.2%

JPMorgan Chase & Co.
3.769% (US0003M + 3.470%) due 07/30/2022 ~(g)		300,000	300

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)		56,050	73

Truist Financial Corp.
4.950% due 09/01/2025 •(g)		1,098,000	1,127

Total Preferred Securities (Cost $1,491)			1,500

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 48.1%

REPURCHASE AGREEMENTS (i) 11.0%
			74,779

SHORT-TERM NOTES 0.5%

Federal Home Loan Bank
0.000% due 04/05/2022 (d)(e)		$3,500	3,500

34	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL TREASURY BILLS 1.9%
(0.026)% due 08/03/2022 - 01/04/2023 (c)(d)	ILS	41,200	$12,888

U.S. TREASURY BILLS 21.4%
0.300% due 04/14/2022 - 06/30/2022 (c)(d)(k)(m)		$145,100	145,028

U.S. TREASURY CASH MANAGEMENT BILLS 13.3%
0.400% due 05/17/2022 - 07/26/2022 (c)(d)		90,400	90,302

Total Short-Term Instruments (Cost $326,656)			326,497

Total Investments in Securities (Cost $690,760)			678,714

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.2%

SHORT-TERM INSTRUMENTS 5.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.2%

PIMCO Short Asset Portfolio	102,622	$1,012

PIMCO Short-Term Floating NAV Portfolio III	3,534,638	34,321

Total Short-Term Instruments (Cost $35,810)		35,333

Total Investments in Affiliates (Cost $35,810)		35,333

Total Investments 105.4% (Cost $726,570)		$714,047

Financial Derivative Instruments (j)(l) 1.7% (Cost or Premiums, net $3,852)		11,451

Other Assets and Liabilities, net (7.1)%		(47,775)

Net Assets 100.0%		$677,723

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.280%	03/31/2022	04/01/2022	$74,000	U.S. Treasury Inflation Protected Securities 0.125% due 10/15/2025	$(75,336)	$74,000	$74,001
FICC	0.010	03/31/2022	04/01/2022	779	U.S. Treasury Bills 0.000% due 08/04/2022	(795)	779	779

Total Repurchase Agreements						$(76,131)	$74,779	$74,780

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	35

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (6.8)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2037		$8,100	$(8,002)	$(7,867)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2052		20,800	(19,900)	(19,311)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052		15,000	(14,320)	(14,283)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2052		4,800	(5,174)	(5,051)

Total U.S. Government Agencies					(47,396)	(46,512)

Sovereign Issues (0.9)%
Canada Government International Bond	2.750%	12/01/2048	CAD	6,900	(5,734)	(5,959)

Total Short Sales (7.7)%					$(53,130)	$(52,471)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$74,001	$0	$0	$0	$74,001	$(75,336)	$(1,335)
FICC	779	0	0	0	779	(795)	(16)

Master Securities Forward Transaction Agreement
TOR	0	0	0	(5,959)	(5,959)	0	(5,959)

Total Borrowings and Other Financing Transactions	$74,780	$0	$0	(5,959)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $55 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2022	496	$	105,113	$(1,372)	$81	$0
U.S. Treasury 10-Year Note June Futures	06/2022	59		7,250	(236)	15	0

					$(1,608)	$96	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2022	25	$	(4,388)	$140	$6	$(41)
Euro-Buxl 30-Year Bond June Futures	06/2022	9		(1,854)	78	2	(29)
U.S. Treasury 5-Year Note June Futures	06/2022	195		(22,364)	684	0	(27)
U.S. Treasury 30-Year Bond June Futures	06/2022	428		(64,227)	2,005	0	(268)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	4		(709)	28	0	(4)
United Kingdom Long Gilt June Futures	06/2022	12		(1,911)	22	2	(7)

					$2,957	$10	$(376)

Total Futures Contracts					$1,349	$106	$(376)

36	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	12/20/2026	1.428%	$	1,300	$(2)	$(22)	$(24)	$0	$(1)
General Motors Co.	5.000	Quarterly	12/20/2026	1.638		1,200	235	(59)	176	1	0
Stellantis NV	5.000	Quarterly	12/20/2026	1.378	EUR	2,400	544	(100)	444	0	0

							$777	$(181)	$596	$1	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-36 5-Year Index	1.000%	Quarterly	12/20/2026	$	1,400	$(50)	$(65)	$(115)	$0	$(2)
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027		500	24	4	28	0	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		20,400	410	(54)	356	0	(2)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		20,300	290	42	332	0	(1)
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026	EUR	43,500	1,082	(301)	781	0	(5)
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027		11,100	168	4	172	1	(1)

						$1,924	$(370)	$1,554	$1	$(11)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	10,400	$(1,009)	$(128)	$(1,137)	$44	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		7,100	1,504	31	1,535	0	(79)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028	$	2,900	18	(177)	(159)	3	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		11,800	(392)	(545)	(937)	16	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	12/15/2031		2,400	50	(175)	(125)	7	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		10,600	(305)	(579)	(884)	35	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	7,300	1,609	(1,788)	(179)	57	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026	CNY	22,600	(39)	(1)	(40)	3	0
Receive	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		22,600	0	40	40	0	(3)
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		22,600	(40)	0	(40)	3	0
Receive	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		22,600	0	40	40	0	(3)
Receive	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		7,900	0	17	17	0	(1)
Pay	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		7,900	(17)	0	(17)	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022	$	9,700	(415)	310	(105)	0	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		34,900	1,151	(3,015)	(1,864)	117	0
Pay(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	11,500	(1,041)	(216)	(1,257)	80	0
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		3,700	447	113	560	0	(37)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	5,000	(39)	(812)	(851)	0	(62)
Pay	UKRPI	3.415	Maturity	02/15/2030		3,700	(114)	(720)	(834)	0	(57)
Receives	UKRPI	4.250	Maturity	11/15/2031		2,500	49	191	240	37	0

							$1,417	$(7,414)	$(5,997)	$403	$(242)

Total Swap Agreements							$4,118	$(7,965)	$(3,847)	$405	$(254)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$106	$405	$511	$0	$(376)	$(254)	$ (630)

(k)

Securities with an aggregate market value of $9,978 and cash of $2,685 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	37

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2022		DKK	10,580		$1,628	$54	$0
	04/2022			$6,196	CAD	7,958	169	0
	06/2022		SGD	7		$5	0	0

BPS	04/2022		CAD	898		704	0	(14)
	04/2022		DKK	21,110		3,247	107	0
	04/2022		EUR	683		745	0	(11)
	04/2022			$5,854	CAD	7,306	0	(10)
	05/2022			122	ZAR	1,932	9	0
	07/2022		MXN	51,006		$2,438	0	(86)
	08/2022			$492	ZAR	7,857	37	0
	11/2022			326		5,196	21	0

CBK	04/2022			6,323	MXN	137,224	559	0
	05/2022		ZAR	1,932		$123	0	(8)
	08/2022		ILS	16,106		5,143	74	0
	10/2022			800		256	3	0
	11/2022			8,643		2,760	27	0
	12/2022			8,700		2,778	22	0
	01/2023			9,798		3,103	0	(4)

DUB	04/2022			$1,800	DKK	12,201	15	0
	07/2022		DKK	12,156		$1,800	0	(14)
	12/2022		ILS	400		126	0	0

GLM	04/2022	«		$2	RUB	153	0	0
	11/2022		ZAR	4,423		$276	0	(19)

HUS	04/2022		CAD	8,084		6,401	0	(66)
	04/2022		EUR	3,962		4,359	0	(24)
	04/2022		GBP	565		748	6	0
	04/2022			$2,329	EUR	2,119	15	0
	04/2022			4,229	GBP	3,213	0	(9)
	05/2022			462	EUR	416	0	(2)

JPM	05/2022		CNH	451		$71	0	0

MBC	05/2022			290		46	0	0

MYI	04/2022		BRL	6,566		1,259	0	(120)
	04/2022		CAD	14,843		11,779	9	(102)
	04/2022		DKK	4,015		616	19	0
	04/2022		TRY	1,677		110	0	(3)
	04/2022			$1,331	BRL	6,566	48	0
	04/2022			6,060	DKK	41,008	39	0
	04/2022			47,829	EUR	42,952	0	(314)
	05/2022		BRL	6,566		$1,320	0	(48)
	05/2022		EUR	42,952		47,871	315	0
	07/2022		DKK	42,445		6,298	1	(37)

RBC	04/2022			$6,429	CAD	8,167	104	0
	06/2022		MXN	85,026		$4,128	0	(93)
	08/2022		ZAR	7,857		500	0	(29)

SCX	04/2022		EUR	40,426		45,465	744	0
	04/2022		GBP	9,110		12,227	259	0

38	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	04/2022	«		$13	RUB	983	$0	$(1)
	05/2022		CNH	290		$46	0	0
	05/2022		GBP	6,462		8,507	19	0

UAG	04/2022		DKK	19,700		3,005	76	0

Total Forward Foreign Currency Contracts							$2,751	$(1,014)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	80,900	$777	$1,767

Total Purchased Options							$777	$1,767

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	2,800	$(3)	$0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	2,400	(2)	(1)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	1,300	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	1,100	(2)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	900	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	1,400	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	2,600	(4)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	1,400	(7)	(2)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	1,500	(3)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	200	(2)	(1)

BRC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	500	(3)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	2,800	(4)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	5,000	(10)	(4)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	200	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	600	(4)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	300	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	1,100	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	900	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	2,700	(4)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	3,800	(7)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	1,300	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	1,800	(8)	(3)

CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	1,300	(2)	(1)

DUB	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	600	(3)	0
	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	05/18/2022	700	(4)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	2,000	(2)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	2,200	(4)	(1)

GST	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	05/18/2022	400	(3)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	1,500	(3)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	3,700	(4)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	1,800	(3)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	500	(3)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	1,300	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	1,400	(2)	(2)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	1,300	(2)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	2,900	(4)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	1,600	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	07/20/2022	2,800	(11)	(5)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.200	07/20/2022	800	(2)	(2)

MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	1,300	(3)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	1,600	(3)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	2,600	(4)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	2,200	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	04/20/2022	1,200	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	1,100	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	1,300	(2)	(1)

						$(150)	$(56)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	39

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	161,700	$(776)	$(1,990)

Total Written Options							$(926)	$(2,046)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	499	$(117)	$122	$5	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Pay	S&P 500 Total Return Index	645	0.621% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/04/2022	$	6,145	$0	$3	$3	$0
	Pay	S&P 500 Total Return Index	9,678	0.641% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/10/2022		92,207	0	48	48	0
	Receive	ERAUSLT Index	161,314	0.610% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/16/2022		75,835	0	(16)	0	(16)
	Pay	S&P 500 Total Return Index	1,056	0.705% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023		10,061	0	2	2	0

CBK	Receive	ERAUSLT Index	234,524	0.571% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/10/2022		110,252	0	(51)	0	(51)

GST	Pay	S&P 500 Total Return Index	182	0.611% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/04/2022		1,734	0	1	1	0
	Pay	S&P 500 Total Return Index	7,929	0.700% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/04/2023		75,543	0	29	29	0
	Pay	S&P 500 Total Return Index	3,632	0.750% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/04/2023		34,604	0	12	12	0

JPM	Receive	ERAUSLT Index	372,572	0.571% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/21/2022		175,150	0	(81)	0	(81)
	Receive	ERAUSLT Index	546,838	0.791% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/12/2022		242,528	0	13,920	13,920	0

RBC	Receive	ERAUSLT Index	116,627	0.521% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/04/2022		54,828	0	(23)	0	(23)

SOG	Pay	S&P 500 Total Return Index	21,057	0.671% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/21/2022		200,620	0	108	108	0
	Pay	S&P 500 Total Return Index	26,266	0.871% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/12/2022		245,661	0	(3,845)	0	(3,845)

									$0	$10,107	$14,123	$(4,016)

Total Swap Agreements									$(117)	$10,229	$14,128	$(4,016)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$223	$0	$5	$228	$0	$(8)	$0	$(8)	$220	$(330)	$(110)
BPS	174	0	53	227	(121)	(2)	(16)	(139)	88	1,539	1,627
BRC	0	0	0	0	0	(20)	0	(20)	(20)	0	(20)
CBK	685	0	0	685	(12)	(1)	(51)	(64)	621	(5,375)	(4,754)
DUB	15	0	0	15	(14)	(4)	0	(18)	(3)	0	(3)
GLM	0	0	0	0	(19)	0	0	(19)	(19)	0	(19)
GST	0	0	42	42	0	(8)	0	(8)	34	8,206	8,240
HUS	21	0	0	21	(101)	0	0	(101)	(80)	0	(80)
JPM	0	0	13,920	13,920	0	(8)	(81)	(89)	13,831	(25,270)	(11,439)

40	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
MYC	$0	$0	$0	$0	$0	$(5)	$0	$(5)	$(5)	$(1,148)	$(1,153)
MYI	431	0	0	431	(624)	0	0	(624)	(193)	0	(193)
NGF	0	1,767	0	1,767	0	(1,990)	0	(1,990)	(223)	271	48
RBC	104	0	0	104	(122)	0	(23)	(145)	(41)	(2,360)	(2,401)
SCX	1,022	0	0	1,022	(1)	0	0	(1)	1,021	(580)	441
SOG	0	0	108	108	0	0	(3,845)	(3,845)	(3,737)	18,062	14,325
UAG	76	0	0	76	0	0	0	0	76	0	76

Total Over the Counter	$2,751	$1,767	$14,128	$18,646	$(1,014)	$(2,046)	$(4,016)	$(7,076)

(m)

Securities with an aggregate market value of $28,077 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$106	$106
Swap Agreements	0	2	0	0	403	405

	$0	$2	$0	$0	$509	$511

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,751	$0	$2,751
Purchased Options	0	0	0	0	1,767	1,767
Swap Agreements	0	5	14,123	0	0	14,128

	$0	$5	$14,123	$2,751	$1,767	$18,646

	$0	$7	$14,123	$2,751	$2,276	$19,157

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$376	$376
Swap Agreements	0	12	0	0	242	254

	$0	$12	$0	$0	$618	$630

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,014	$0	$1,014
Written Options	0	56	0	0	1,990	2,046
Swap Agreements	0	0	4,016	0	0	4,016

	$0	$56	$4,016	$1,014	$1,990	$7,076

	$0	$68	$4,016	$1,014	$2,608	$7,706

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	41

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)	March 31, 2022

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2,301)	$(2,301)
Swap Agreements	0	(137)	0	0	(14,600)	(14,737)

	$0	$(137)	$0	$0	$(16,901)	$(17,038)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,664	$0	$7,664
Purchased Options	0	0	0	(9)	135	126
Written Options	0	368	0	1,111	482	1,961
Swap Agreements	0	27	35,986	0	(5)	36,008

	$0	$395	$35,986	$8,766	$612	$45,759

	$0	$258	$35,986	$8,766	$(16,289)	$28,721

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(8,563)	$(8,563)
Swap Agreements	0	(746)	0	0	6,205	5,459

	$0	$(746)	$0	$0	$(2,358)	$(3,104)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,382)	$0	$(4,382)
Purchased Options	0	0	0	(79)	706	627
Written Options	0	(39)	0	(236)	(1,317)	(1,592)
Swap Agreements	0	17	(59,981)	0	0	(59,964)

	$0	$(22)	$(59,981)	$(4,697)	$(611)	$(65,311)

	$0	$(768)	$(59,981)	$(4,697)	$(2,969)	$(68,415)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$62,427	$0	$62,427
Industrials	0	33,357	0	33,357
Utilities	0	4,825	0	4,825
Municipal Bonds & Notes
Illinois	0	305	0	305
New Jersey	0	601	0	601
U.S. Government Agencies	0	21,178	0	21,178
U.S. Treasury Obligations	0	12,298	0	12,298
Non-Agency Mortgage-Backed Securities	0	51,121	0	51,121
Asset-Backed Securities	0	157,100	1,886	158,986
Sovereign Issues	0	5,619	0	5,619
Preferred Securities
Financials	0	1,500	0	1,500
Short-Term Instruments
Repurchase Agreements	0	74,779	0	74,779
Short-Term Notes	0	3,500	0	3,500
Israel Treasury Bills	0	12,888	0	12,888
U.S. Treasury Bills	0	145,028	0	145,028
U.S. Treasury Cash Management Bills	0	90,302	0	90,302

	$0	$676,828	$1,886	$678,714

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$35,333	$0	$0	$35,333

Total Investments	$35,333	$676,828	$1,886	$714,047

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(5,959)	$0	$(5,959)
U.S. Government Agencies	0	(46,512)	0	(46,512)

	$0	$(52,471)	$0	$(52,471)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	10	501	0	511
Over the counter	0	18,646	0	18,646

	$10	$19,147	$0	$19,157

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(77)	(553)	0	(630)
Over the counter	0	(7,075)	(1)	(7,076)

	$(77)	$(7,628)	$(1)	$(7,706)

Total Financial Derivative Instruments	$(67)	$11,519	$(1)	$11,451

Totals	$35,266	$635,876	$1,885	$673,027

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

42	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO RAE PLUS Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

CORPORATE BONDS & NOTES 12.1%

BANKING & FINANCE 8.4%

AerCap Ireland Capital DAC
3.000% due 10/29/2028		$800	$739
3.300% due 01/30/2032		800	722
4.125% due 07/03/2023		235	236

American Tower Corp.
3.800% due 08/15/2029		194	193

Aviation Capital Group LLC
4.375% due 01/30/2024		14	14
5.500% due 12/15/2024		400	412

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		187	166

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(f)(g)	EUR	2,800	3,208

Banco BTG Pactual SA
4.500% due 01/10/2025		$201	200

Bank of America Corp.
1.483% (SOFRRATE + 1.330%) due 04/02/2026 ~		1,700	1,716
3.974% due 02/07/2030 •		166	169

Barclays PLC
1.839% (US0003M + 1.380%) due 05/16/2024 ~		6,691	6,725
3.650% due 03/16/2025		700	703
3.932% due 05/07/2025 •		500	504
4.375% due 01/12/2026		700	715
4.375% due 03/15/2028 •(f)(g)		500	442
4.972% due 05/16/2029 •		200	209
7.125% due 06/15/2025 •(f)(g)	GBP	1,200	1,662
7.250% due 03/15/2023 •(f)(g)		1,302	1,760
7.750% due 09/15/2023 •(f)(g)		$2,300	2,390

Citigroup, Inc.
3.200% due 10/21/2026		600	596

Credit Suisse Group AG
2.043% (US0003M + 1.240%) due 06/12/2024 ~		2,700	2,717
4.194% due 04/01/2031 •		250	247
4.550% due 04/17/2026		1,100	1,120
7.500% due 07/17/2023 •(f)(g)		1,700	1,730
7.500% due 12/11/2023 •(f)(g)		3,080	3,193

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	1,700	1,846
1.625% due 01/20/2027		3,000	3,234
1.649% (US0003M + 1.190%) due 11/16/2022 ~		$111	111
1.738% (US0003M + 1.230%) due 02/27/2023 ~		5,591	5,622
1.750% due 01/17/2028	EUR	400	428
3.961% due 11/26/2025 •		$600	600

Discover Bank
4.650% due 09/13/2028		1,006	1,046

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,869	1,913

Erste Group Bank AG
6.500% due 04/15/2024 •(f)(g)	EUR	800	932

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028		1,200	1,338

Ford Motor Credit Co. LLC
3.087% due 01/09/2023		$1,000	1,002
3.096% due 05/04/2023		200	200
3.350% due 11/01/2022		200	201
3.550% due 10/07/2022		900	902
4.063% due 11/01/2024		300	299
4.140% due 02/15/2023		600	605
5.584% due 03/18/2024		500	515

General Motors Financial Co., Inc.
1.199% (US0003M + 0.990%) due 01/05/2023 ~		7	7
2.306% (US0003M + 1.310%) due 06/30/2022 ~		28	28

Goldman Sachs Group, Inc.
2.124% (SOFRRATE + 1.850%) due 03/15/2028 ~		3,800	3,897

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.223% due 05/01/2029 •		$166	$170

HSBC Holdings PLC
2.848% due 06/04/2031 •		300	278
4.292% due 09/12/2026 •		1,500	1,521
4.300% due 03/08/2026		500	514
5.250% due 09/16/2022 •(f)(g)	EUR	1,000	1,121

ING Groep NV
3.875% due 05/16/2027 •(f)(g)		$2,000	1,750
4.250% due 05/16/2031 •(f)(g)		200	171

International Lease Finance Corp.
5.875% due 08/15/2022		14	14

Intesa Sanpaolo SpA
6.250% due 05/16/2024 •(f)(g)	EUR	700	811
7.750% due 01/11/2027 •(f)(g)		900	1,109

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(f)(g)		$2,200	2,339

Mitsubishi UFJ Financial Group, Inc.
0.020% due 05/30/2023 •	EUR	900	999

Nationwide Building Society
4.363% due 08/01/2024 •		$2,200	2,235

Natwest Group PLC
2.516% (US0003M + 1.550%) due 06/25/2024 ~		2,000	2,019
4.519% due 06/25/2024 •		1,600	1,625
4.892% due 05/18/2029 •		1,784	1,857
5.076% due 01/27/2030 •		1,700	1,813
8.000% due 08/10/2025 •(f)(g)		900	979

Nissan Motor Acceptance Co. LLC
1.125% due 09/16/2024		400	374
2.600% due 09/28/2022		590	590
2.650% due 07/13/2022		1,407	1,410

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	18,900	2,531

Nykredit Realkredit AS
1.500% due 10/01/2053		81,600	10,950

Realkredit Danmark AS
1.500% due 10/01/2053		24,100	3,237

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •		$2,500	2,558

Societe Generale SA
7.375% due 10/04/2023 •(f)(g)		300	306
7.875% due 12/18/2023 •(f)(g)		1,000	1,047

Standard Chartered PLC
7.500% due 04/02/2022 •(f)(g)		300	300
7.750% due 04/02/2023 •(f)(g)		300	311

Stellantis Finance U.S., Inc.
2.691% due 09/15/2031		3,800	3,342

UBS AG
5.125% due 05/15/2024 (g)		3,270	3,351
7.625% due 08/17/2022 (g)		3,350	3,401

Wells Fargo & Co.
1.338% due 05/04/2025 •	EUR	500	557
1.741% due 05/04/2030 •		1,100	1,198
2.879% due 10/30/2030 •		$900	856
3.000% due 02/19/2025		62	62
3.000% due 04/22/2026		1,000	991

WPC Eurobond BV
2.250% due 04/09/2026	EUR	201	225

			116,136

INDUSTRIALS 3.1%

Aker BP ASA
2.875% due 01/15/2026		$450	438

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		1,600	1,504

BAT Capital Corp.
3.222% due 08/15/2024		207	207

BAT International Finance PLC
3.950% due 06/15/2025		614	611

Boeing Co.
2.750% due 02/01/2026		900	873

Bristol-Myers Squibb Co.
3.400% due 07/26/2029		52	53

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Broadcom, Inc.
2.450% due 02/15/2031		$900	$804
3.137% due 11/15/2035		300	265
3.187% due 11/15/2036		1,600	1,392
3.419% due 04/15/2033		2,400	2,244
3.469% due 04/15/2034		1,100	1,021
3.500% due 02/15/2041		500	447
3.750% due 02/15/2051		200	180

Caterpillar, Inc.
2.600% due 09/19/2029		180	175

Charter Communications Operating LLC
1.967% (US0003M + 1.650%) due 02/01/2024 ~		242	247
4.908% due 07/23/2025		1,670	1,733

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		800	799

Comcast Corp.
4.150% due 10/15/2028		159	167

DAE Funding LLC
1.625% due 02/15/2024		1,800	1,725

Energy Transfer LP
4.250% due 03/15/2023		28	28

Expedia Group, Inc.
6.250% due 05/01/2025		264	282

Hyatt Hotels Corp.
1.800% due 10/01/2024		2,900	2,793

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	152	167

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		$1,564	1,544

Imperial Brands Finance PLC
3.125% due 07/26/2024		598	593
3.500% due 07/26/2026		300	294

INEOS Finance PLC
2.125% due 11/15/2025	EUR	187	200

Magallanes, Inc.
4.054% due 03/15/2029		$700	704
4.279% due 03/15/2032		2,500	2,514

Micron Technology, Inc.
5.327% due 02/06/2029		97	105

MPLX LP
2.650% due 08/15/2030		1,000	918

Nakilat, Inc.
6.067% due 12/31/2033		99	112

Netflix, Inc.
3.875% due 11/15/2029	EUR	1,200	1,444

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		$700	699
3.522% due 09/17/2025		1,500	1,472
4.345% due 09/17/2027		2,900	2,863
4.810% due 09/17/2030		900	894

Perrigo Finance Unlimited Co.
3.900% due 06/15/2030		1,000	941

Pfizer, Inc.
3.450% due 03/15/2029		166	171

Sands China Ltd.
2.550% due 03/08/2027		1,400	1,223
3.100% due 03/08/2029		1,600	1,368
3.250% due 08/08/2031		1,600	1,312
5.400% due 08/08/2028		1,700	1,675

T-Mobile USA, Inc.
2.250% due 02/15/2026		500	472
2.700% due 03/15/2032		1,000	911
3.375% due 04/15/2029		600	572
3.500% due 04/15/2031		900	848

			42,004

UTILITIES 0.6%

American Water Capital Corp.
3.450% due 06/01/2029		166	166

Edison International
5.750% due 06/15/2027		62	67

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	43

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Gas & Electric Co.
1.338% (SOFRINDX + 1.150%) due 11/14/2022 ~	$2,100	$2,101
1.700% due 11/15/2023	2,100	2,048
3.000% due 06/15/2028	800	746
4.550% due 07/01/2030	900	894

Petrobras Global Finance BV
5.093% due 01/15/2030	1,636	1,636

Southern California Edison Co.
3.650% due 03/01/2028	131	131

Sprint Communications, Inc.
6.000% due 11/15/2022	14	14

Sprint Corp.
7.125% due 06/15/2024	35	38
7.875% due 09/15/2023	76	81

		7,922

Total Corporate Bonds & Notes (Cost $172,300)		166,062

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046	800	793

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	163	180

Total Municipal Bonds & Notes (Cost $961)		973

U.S. GOVERNMENT AGENCIES 4.9%

Fannie Mae
0.247% due 12/25/2036 •	28	27
0.537% due 09/25/2042 •	164	163
0.807% due 03/25/2037 - 07/25/2037 •	18	18
0.837% due 07/25/2037 •	20	20
0.857% due 09/25/2035 ~	43	43
1.177% due 06/25/2037 •	24	24
1.207% due 01/25/2040 •	7	7
1.277% due 12/25/2039 •	13	13
1.303% due 06/01/2043 •	47	48
1.304% due 07/01/2044 •	9	9
1.357% due 07/25/2039 •	6	6
1.465% due 10/01/2034 •	1	1
1.565% due 11/01/2034 •	2	2
1.652% due 05/01/2035 •	1	1
1.719% due 10/01/2035 •	14	14
1.766% due 01/01/2035 •	24	24
1.775% due 09/01/2035 •	25	26
1.805% due 07/01/2035 •	10	10
1.818% due 07/01/2035 •1⁄2	16	17
1.901% due 08/01/2035 •	34	35
1.904% due 11/01/2035 •	15	16
1.915% due 07/01/2034 •	102	102
1.959% due 05/25/2035 ~	7	7
1.987% due 09/01/2035 •	8	8
2.000% due 08/01/2035 •	77	80
2.071% due 12/01/2033 •	12	12
2.090% due 06/01/2035 •	36	38
2.220% due 06/01/2035 •	42	42
2.273% due 12/01/2033 •	41	41
2.296% due 05/01/2036 •	18	19
2.300% due 03/01/2035 •	2	2
2.310% due 08/01/2022	189	189
2.327% due 07/01/2036 •	20	22
2.332% due 09/01/2036 •	12	13
2.419% due 08/01/2036 •	18	19
3.010% due 05/01/2022 ~	342	342
5.393% due 03/25/2041 ~(a)	202	27
6.243% due 03/25/2036 •(a)	86	11
24.734% due 12/25/2036 •	5	6

Freddie Mac
0.717% due 08/25/2031 •	28	27

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.727% due 02/15/2037 •	$2	$2
0.947% due 07/15/2041 •	251	253
0.967% due 06/15/2041 •	251	254
1.067% due 08/15/2037 •	73	74
1.097% due 08/15/2037 •	88	89
1.252% due 01/15/2038 •	43	44
1.304% due 02/25/2045 •	11	12
4.000% due 11/01/2047 - 03/01/2049	1,699	1,752
4.500% due 01/15/2041 - 04/01/2041	214	223
5.000% due 03/01/2038	1,149	1,246
5.500% due 06/01/2027 - 05/01/2040	498	545
6.000% due 02/01/2034 - 10/01/2039	636	697
6.073% due 07/15/2036 •(a)	112	16
6.303% due 04/15/2036 •(a)	21	2

Ginnie Mae
0.781% due 04/20/2068 •	118	118
1.750% due 11/20/2044 •	39	40
3.500% due 01/15/2042 - 07/15/2045	3,723	3,808
5.000% due 06/15/2034 - 06/15/2041	1,290	1,419
6.000% due 05/15/2037 - 07/15/2037	43	46

Ginnie Mae, TBA
5.000% due 04/01/2052	6,200	6,484

U.S. Small Business Administration
5.290% due 12/01/2027	43	44
5.600% due 09/01/2028	330	341

Uniform Mortgage-Backed Security
3.500% due 06/01/2045 - 02/01/2049	13,809	13,956
4.000% due 07/01/2025 - 11/01/2028	726	746
4.500% due 04/01/2023 - 06/01/2042	1,537	1,608
5.500% due 10/01/2023 - 12/01/2039	960	1,038
6.000% due 05/01/2035 - 05/01/2041	302	331
6.500% due 09/01/2034	2	2

Uniform Mortgage-Backed Security, TBA
3.500% due 06/01/2052	400	399
4.000% due 04/01/2037	1,000	1,028
4.500% due 04/01/2037 - 05/01/2052	28,200	29,114

Total U.S. Government Agencies (Cost $66,970)		67,262

U.S. TREASURY OBLIGATIONS 17.9%

U.S. Treasury Bonds
1.375% due 11/15/2040	16,300	13,338
1.625% due 11/15/2050	700	575
3.000% due 08/15/2048	628	686
3.000% due 02/15/2049	22,987	25,292
4.625% due 02/15/2040	8,790	11,527

U.S. Treasury Inflation Protected Securities (e)
0.625% due 02/15/2043	874	976
0.750% due 02/15/2045	1,790	2,058
1.000% due 02/15/2046 (j)	5,327	6,492
1.000% due 02/15/2048	7,609	9,458
1.375% due 02/15/2044	6,726	8,631

U.S. Treasury Notes
0.375% due 12/31/2025 (j)	2,800	2,586
0.500% due 02/28/2026	11,800	10,911
1.500% due 10/31/2024 (j)	1,741	1,699
1.750% due 12/31/2024 (j)(l)	10,300	10,095
2.000% due 07/31/2022 (j)	27,603	27,716
2.375% due 08/15/2024 (j)	18,300	18,266
2.375% due 05/15/2029	22,100	22,042
2.625% due 12/31/2025	14,245	14,298
2.750% due 02/15/2024 (j)	9,000	9,071
3.000% due 09/30/2025	35,731	36,289
3.000% due 10/31/2025	14,531	14,762

Total U.S. Treasury Obligations (Cost $247,195)		246,768

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 7.6%

Adjustable Rate Mortgage Trust
2.583% due 09/25/2035 ^~		$1	$1
2.710% due 01/25/2036 ^~		130	112

American Home Mortgage Investment Trust
2.829% due 02/25/2045 •		3	3
6.500% due 03/25/2047 þ		35	31

APS Resecuritization Trust
0.470% due 08/28/2054 ~		4,382	4,194

AREIT Trust
2.217% due 07/17/2026 •		1,500	1,484

Banc of America Funding Trust
0.829% due 12/20/2046 ^•		111	110
0.869% due 04/20/2047 ^•		4	4
1.009% due 06/20/2047 •		284	257
2.496% due 09/20/2034 ~		1	1
6.412% due 10/25/2036 ^þ		2,193	2,062

Bear Stearns Adjustable Rate Mortgage Trust
2.067% due 04/25/2033 ~		2	2
2.396% due 08/25/2033 ~		3	3
2.482% due 01/25/2034 ~		168	171
2.570% due 01/25/2033 ~		44	45
2.744% due 02/25/2034 ~		0	1
3.039% due 07/25/2034 ~		7	7

Bear Stearns ALT-A Trust
0.777% due 02/25/2034 ~		109	106
0.957% due 01/25/2036 ^•		8	11
2.627% due 05/25/2035 ~		3	3
2.874% due 09/25/2035 ^~		28	21

Bear Stearns Structured Products, Inc. Trust
2.728% due 01/26/2036 ^~		108	93

BellaVista Mortgage Trust
1.047% due 01/22/2045 •		986	939

Chase Mortgage Finance Trust
2.462% due 02/25/2037 ~		238	244

ChaseFlex Trust
0.757% due 07/25/2037 •		436	415

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.707% due 01/25/2036 ~		150	145
0.707% due 06/25/2036 •		253	251
0.757% due 08/25/2035 •		845	830

Citigroup Mortgage Loan Trust
2.470% due 05/25/2035 •		11	11
2.470% due 10/25/2035 •		10	10

Countrywide Alternative Loan Trust
0.817% due 05/25/2047 ~		138	126
0.837% due 09/25/2046 ^•		462	454
0.857% due 08/25/2037 •		13	9
0.957% due 05/25/2035 ^•		3,686	3,115
1.017% due 02/25/2037 •		784	674
1.089% due 12/20/2035 •		54	51
1.097% due 11/25/2035 •		275	240
1.141% due 12/25/2035 •		7	7
1.701% due 08/25/2035 •		1,702	1,657
3.185% due 05/25/2036 ~		270	222
5.500% due 11/25/2035		6	4
6.000% due 06/25/2047 ^		3,560	2,437
6.250% due 08/25/2036		148	113

Countrywide Home Loan Mortgage Pass-Through Trust
1.117% due 02/25/2035 ~		2	2
1.257% due 09/25/2034 •		63	62
1.985% due 02/20/2036 ^•		11	10
3.095% due 08/25/2034 ~		1	1

Credit Suisse Mortgage Capital Trust
1.926% due 07/27/2061 ~		4,082	3,884
2.688% due 03/25/2059 ~		988	969

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.117% due 02/25/2036 •		1,312	1,338
1.207% due 10/25/2047 •		241	221

Eurohome UK Mortgages PLC
1.187% due 06/15/2044 •	GBP	22	29

First Horizon Alternative Mortgage Securities Trust
2.892% due 08/25/2035 ^~		$134	125

First Horizon Mortgage Pass-Through Trust
2.774% due 08/25/2035 ~		48	36

44	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Frost CMBS DAC
1.150% due 11/22/2026 •	EUR	1,698	$1,859

FWD Securitization Trust
2.240% due 01/25/2050 ~		$87	87

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.522% due 10/25/2033 ~		28	28

GSR Mortgage Loan Trust
2.654% due 11/25/2035 ~		32	31
2.910% due 09/25/2035 ~		63	64
6.000% due 05/25/2037 ^		249	206

HarborView Mortgage Loan Trust
0.654% due 12/19/2036 •		61	56
0.669% due 07/19/2047 •		247	237
0.949% due 01/19/2036 •		397	267
0.989% due 03/19/2035 •		1,015	1,014

Hawksmoor Mortgages
1.240% due 05/25/2053 •	GBP	6,399	8,420

IndyMac INDX Mortgage Loan Trust
0.857% due 11/25/2046 •		$10,040	10,004
1.097% due 07/25/2045 •		4	4
2.974% due 01/25/2036 ^~		103	99

JP Morgan Mortgage Trust
2.899% due 04/25/2037 ~		5	4
5.750% due 01/25/2036 ^		11	7

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ		2,318	2,250
2.250% due 07/25/2067 þ		1,687	1,614

Lehman XS Trust
0.707% due 08/25/2037 •		84	82

MASTR Adjustable Rate Mortgages Trust
0.941% due 12/25/2046 •		5,252	4,759
2.474% due 10/25/2033 ~		61	50

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.837% due 12/15/2030 ~		131	128

Merrill Lynch Alternative Note Asset Trust
0.857% due 03/25/2037 •		488	163

Merrill Lynch Mortgage Investors Trust
0.877% due 02/25/2036 •		67	65
0.957% due 11/25/2035 •		19	19
2.033% due 05/25/2033 ~		5	5

Morgan Stanley Capital Trust
1.845% due 12/15/2023 •		3,500	3,463

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		2,817	2,759
3.500% due 10/25/2059 ~		58	58

PHH Alternative Mortgage Trust
0.777% due 02/25/2037 •		206	159

PRET LLC
1.843% due 09/25/2051 þ		5,004	4,794

Prima Capital CRE Securitization Ltd.
3.500% due 04/15/2038		4,800	4,852

Residential Accredit Loans, Inc. Trust
0.627% due 01/25/2037 •		206	184
0.827% due 08/25/2036 •		830	800
3.974% due 12/25/2035 ^~		312	288

Residential Asset Securitization Trust
6.000% due 09/25/2036		910	415
6.000% due 05/25/2037 ^		353	261
6.250% due 07/25/2036 ^		385	364

Sequoia Mortgage Trust
0.849% due 07/20/2036 •		191	176
0.869% due 06/20/2036 •		227	208
1.274% due 03/20/2035 •		1	1

Structured Adjustable Rate Mortgage Loan Trust
0.777% due 10/25/2035 ~		1,688	1,658
1.541% due 01/25/2035 ^•		101	93
2.841% due 09/25/2035 ~		42	40
2.868% due 08/25/2035 ~		60	57
2.945% due 01/25/2035 ~		48	48
3.478% due 11/25/2035 ^~		72	69

Structured Asset Mortgage Investments Trust
0.949% due 07/19/2035 •		33	32
1.017% due 02/25/2036 ^•		70	67

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.149% due 02/19/2035 •		$2	$2
3.011% due 05/25/2047 ^~		2,420	2,116

Taurus UK DAC
1.005% due 05/17/2031 •	GBP	794	1,035

Towd Point Mortgage Funding
0.992% due 07/20/2045 •		587	772

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •		2,750	3,628

Wachovia Mortgage Loan Trust LLC
2.238% due 05/20/2036 ^~		$61	62

WaMu Mortgage Pass-Through Certificates Trust
0.951% due 07/25/2047 •		40	36
0.997% due 12/25/2045 ~		2,714	2,732
1.021% due 10/25/2046 ^•		446	420
1.037% due 10/25/2045 •		15	15
1.097% due 01/25/2045 •		92	91
1.131% due 06/25/2046 ~		3,380	3,266
1.141% due 02/25/2046 •		263	263
1.341% due 11/25/2042 •		19	18
1.473% due 02/27/2034 •		40	40
1.723% due 08/25/2046 •		4,806	4,637
1.723% due 10/25/2046 •		61	59
1.723% due 12/25/2046 ~		329	331
2.545% due 01/25/2037 ^~		543	521
2.673% due 06/25/2037 ^~		1,369	1,324
2.716% due 12/25/2036 ^~		165	160

Washington Mutual Mortgage Pass-Through Certificates Trust
0.891% due 02/25/2047 ^•		186	182
6.000% due 07/25/2036		1,413	1,264

Wells Fargo Alternative Loan Trust
2.553% due 07/25/2037 ^~		2,340	2,165
6.250% due 07/25/2037 ^		140	132

Wells Fargo Commercial Mortgage Trust
3.244% due 12/15/2047		446	449

Total Non-Agency Mortgage-Backed Securities (Cost $100,014)			105,441

ASSET-BACKED SECURITIES 21.1%

ACE Securities Corp. Home Equity Loan Trust
1.072% due 12/25/2035 •		4,500	4,384
2.257% due 10/25/2032 •		1	1

Adagio CLO DAC
0.720% due 10/15/2031 •	EUR	2,400	2,635

Ares European CLO
0.660% due 10/15/2030 •		4,496	4,934

Argent Securities Trust
0.567% due 09/25/2036 ~		$84	34

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.277% due 02/25/2034 •		877	849
1.537% due 01/25/2034 •		134	131

Armada Euro CLO DAC
0.720% due 07/15/2031 •	EUR	6,100	6,692

Asset-Backed Funding Certificates Trust
0.677% due 01/25/2037 •		$2,745	1,825
1.507% due 03/25/2034 ^•		1,919	1,879

Asset-Backed Securities Corp. Home Equity Loan Trust
1.037% due 03/25/2036 •		11,443	10,395
1.417% due 07/25/2035 •		176	176

Bain Capital Euro DAC
0.740% due 01/20/2032 •	EUR	2,700	2,964

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		$20	21

Bear Stearns Asset-Backed Securities Trust
0.777% due 08/25/2036 •		912	887
0.997% due 06/25/2036 ~		1,504	1,502
1.477% due 10/25/2035 •		1,285	1,262

Benefit Street Partners CLO Ltd.
1.191% due 10/15/2030 •		2,000	1,983
1.741% due 10/15/2030 •		3,300	3,267

Black Diamond CLO DAC
0.980% due 05/15/2032 •	EUR	3,700	4,082

Blackrock European CLO DAC
0.620% due 10/15/2031 •		2,300	2,512

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cairn CLO DAC
0.780% due 10/15/2031 •	EUR	1,300	$1,422

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •		2,300	2,521
0.890% due 08/15/2032 •		2,900	3,180

Carrington Mortgage Loan Trust
0.717% due 02/25/2037 •		$436	423

CIT Mortgage Loan Trust
1.807% due 10/25/2037 •		1,395	1,397

Citigroup Mortgage Loan Trust
0.607% due 12/25/2036 •		383	180
0.777% due 09/25/2036 •		3,081	2,576

Citigroup Mortgage Loan Trust, Inc.
1.357% due 09/25/2035 ^•		4,687	4,572

Countrywide Asset-Backed Certificates
0.597% due 07/25/2037 ^•		1,452	1,429
0.607% due 06/25/2047 ^•		28	27
0.657% due 06/25/2037 ^•		2,497	2,600
0.707% due 06/25/2047 •		2,115	2,063
0.737% due 12/25/2046 •		1,290	1,234
0.747% due 10/25/2047 •		2,900	2,721
0.857% due 08/25/2036 •		55	55
0.957% due 01/25/2046 ^•		9,438	9,144
0.977% due 12/25/2036 ^•		5,584	5,410
1.042% due 05/25/2036 •		1,685	1,656
1.057% due 06/25/2036 •		34	34
4.422% due 10/25/2046 ^~		0	1

Countrywide Asset-Backed Certificates Trust
0.607% due 03/25/2047 ^•		129	127
0.647% due 06/25/2047 •		1	1
1.582% due 12/25/2034 •		34	34

Credit Suisse Mortgage Capital Asset-Backed Trust
1.057% due 09/25/2037 •		170	170

Credit-Based Asset Servicing & Securitization Trust
0.517% due 11/25/2036 •		21	12

Fremont Home Loan Trust
0.517% due 01/25/2037 •		12	6
1.117% due 01/25/2036 •		63	62

Gallatin CLO Ltd.
1.737% due 07/15/2031 •		2,700	2,680

GoldenTree Loan Management EUR CLO DAC
0.900% due 01/20/2032 ~	EUR	14,200	15,585

GSAA Home Equity Trust
0.697% due 06/25/2036 •		$73	20

GSAMP Trust
0.547% due 01/25/2037 •		2,460	1,742
0.587% due 12/25/2046 •		1,525	983
0.607% due 12/25/2046 •		35	21
0.687% due 01/25/2037 •		4,200	3,871

Halseypoint Clo Ltd.
1.694% due 07/20/2031 •		1,300	1,300

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	1,400	1,534
0.760% due 07/15/2031 •		5,800	6,300
1.040% due 07/15/2031		800	858

Home Equity Asset Trust
2.057% due 12/25/2034 ~		$985	988

HSI Asset Securitization Corp. Trust
0.677% due 12/25/2036 •		971	337

JP Morgan Mortgage Acquisition Trust
0.757% due 07/25/2036 •		71	40
0.757% due 03/25/2037 •		298	288

Jubilee CLO DAC
0.600% due 04/15/2030 •	EUR	2,300	2,523
0.650% due 04/15/2031 •		1,000	1,091

KKR CLO Ltd.
1.181% due 07/18/2030 •		$2,050	2,048
1.841% due 07/18/2030 •		3,700	3,688

Laurelin DAC
0.720% due 10/20/2031 •	EUR	3,700	4,047

LCM LP
1.748% due 07/19/2027 •		$3,100	3,082

LendingClub Receivables Trust
3.750% due 01/15/2027		2,929	2,923
3.750% due 12/15/2045		1,656	1,652
4.000% due 08/15/2025		2,239	2,234

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	45

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
0.897% due 02/25/2036 •		$178	$176
1.017% due 10/25/2034 •		17	16
1.432% due 04/25/2035 ~		126	125

M360 Ltd.
2.697% due 11/22/2038 •		2,700	2,683

Madison Park Euro Funding DAC
0.800% due 07/15/2032 •	EUR	1,800	1,970

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •		800	877
0.690% due 12/15/2031 •		3,600	3,957

MASTR Asset-Backed Securities Trust
0.777% due 10/25/2036 •		$339	209
0.937% due 03/25/2036 •		52	40

MF1 Ltd.
1.800% due 02/19/2037 •		5,900	5,845
1.881% due 10/16/2036 •		4,600	4,512
2.181% due 10/16/2036 •		4,600	4,531

MFA Trust
2.363% due 03/25/2060 þ		703	688

Morgan Stanley ABS Capital, Inc. Trust
0.587% due 01/25/2037 •		3,460	1,706
0.587% due 01/25/2037 ~		275	156
0.587% due 02/25/2037 •		1,033	959
0.597% due 08/25/2036 ~		461	281
0.707% due 03/25/2037 •		2,882	1,493
1.387% due 11/25/2034 •		237	235
1.387% due 07/25/2035 •		222	221

Morgan Stanley Home Equity Loan Trust
0.627% due 04/25/2037 •		1,846	1,143

Morgan Stanley Mortgage Loan Trust
1.177% due 04/25/2037 •		39	15
5.965% due 09/25/2046 ^þ		774	375

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.787% due 10/25/2036 ^•		170	40

NovaStar Mortgage Funding Trust
0.587% due 03/25/2037 •		5,476	4,124
0.777% due 10/25/2036 •		243	172

Oak Hill European Credit Partners Designated Activity Co.
0.730% due 01/20/2032 •	EUR	1,900	2,095

Oaktree CLO Ltd.
1.374% due 10/20/2032 •		$3,300	3,271

Ownit Mortgage Loan Trust
1.357% due 10/25/2036 ^~		36	36

OZLM Ltd.
1.704% due 07/20/2032 •		2,500	2,492
1.954% due 07/20/2032 •		1,500	1,487

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029		2,400	2,357

Palmer Square European Loan Funding DAC
0.780% due 04/15/2031 •	EUR	5,400	5,968

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.432% due 07/25/2035 •		$3,200	3,041
2.182% due 02/25/2035 •		3,359	3,320

PRET LLC
1.744% due 07/25/2051 þ		2,182	2,078
2.487% due 07/25/2051 þ		7,453	7,248

RAAC Trust
0.967% due 08/25/2036 •		7	7

Residential Asset Mortgage Products Trust
1.132% due 11/25/2035 •		255	251
1.522% due 05/25/2035 •		2,000	1,941

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
1.087% due 10/25/2035 •		$205	$204

Securitized Asset-Backed Receivables LLC Trust
0.957% due 05/25/2036 •		8,806	5,787
1.177% due 10/25/2035 •		304	288

Segovia European CLO DAC
0.880% due 07/20/2032 •	EUR	3,050	3,342

SG Mortgage Securities Trust
0.817% due 02/25/2036 •		$9,418	6,069

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		3,373	3,327

Soundview Home Loan Trust
0.537% due 06/25/2037 •		66	50
0.657% due 06/25/2037 •		123	96
0.717% due 02/25/2037 •		150	52
0.922% due 02/25/2036 •		170	165

Specialty Underwriting & Residential Finance Trust
1.057% due 12/25/2036 •		1,182	1,145

Starwood Mortgage Trust
1.850% due 11/15/2038 •		9,100	9,028

Structured Asset Investment Loan Trust
1.177% due 06/25/2035 •		4,865	4,854

Structured Asset Securities Corp. Mortgage Loan Trust
0.617% due 03/25/2036 •		1,684	1,613
0.877% due 02/25/2037 •		2,129	2,087

Symphony Static CLO Ltd.
0.959% due 10/25/2029 •		1,550	1,537

Theorem Funding Trust
1.850% due 02/15/2028		3,414	3,374

Toro European CLO DAC
0.810% due 02/15/2034 •	EUR	4,200	4,626
0.920% due 01/12/2032 •		12,200	13,338

Towd Point Mortgage Trust
1.457% due 05/25/2058 •		$1,544	1,546

WaMu Asset-Backed Certificates WaMu Trust
0.697% due 05/25/2037 •		529	491

Total Asset-Backed Securities (Cost $290,828)			290,467

SOVEREIGN ISSUES 1.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		2,282	730
1.000% due 07/09/2029		288	99
1.125% due 07/09/2035 þ		3,354	1,015
1.450% due 08/13/2023 (e)	ARS	14,211	75
2.500% due 07/09/2041 þ		$8,905	3,161
15.500% due 10/17/2026	ARS	3,616	7
39.551% (BADLARPP + 2.000%) due 04/03/2022 ~		5,447	28

Israel Government International Bond
0.750% due 07/31/2022	ILS	6,500	2,041
1.250% due 11/30/2022		6,400	2,018

Saudi Government International Bond
3.450% due 02/02/2061		$2,400	2,133
4.000% due 04/17/2025		1,700	1,766
4.500% due 10/26/2046		200	211
5.000% due 04/17/2049		650	741

Total Sovereign Issues (Cost $16,508)			14,025

		SHARES
PREFERRED SECURITIES 0.3%

FINANCIALS 0.3%

Banco Santander SA
6.750% due 04/25/2022 •(f)(g)		500,000	556

		SHARES	MARKET VALUE (000S)

CaixaBank SA
6.750% due 06/13/2024 •(f)(g)		400,000	$467

JPMorgan Chase & Co.
3.769% (US0003M + 3.470%) due 07/30/2022 ~(f)		1,436,000	1,436

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(f)		780,500	1,010

Truist Financial Corp.
4.950% due 09/01/2025 •(f)		1,300,000	1,334

Total Preferred Securities (Cost $4,736)			4,803

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 34.4%

REPURCHASE AGREEMENTS (h) 6.0%
			82,824

ISRAEL TREASURY BILLS 1.9%
(0.013)% due 06/08/2022 - 01/04/2023 (c)(d)	ILS	84,200	26,323

U.S. TREASURY BILLS 18.4%
0.396% due 04/14/2022 - 06/30/2022 (c)(d)(j)(l)		$253,500	253,307

U.S. TREASURY CASH MANAGEMENT BILLS 8.1%
0.692% due 07/19/2022 - 07/26/2022 (c)(d)		111,800	111,552

Total Short-Term Instruments (Cost $474,335)			474,006

Total Investments in Securities (Cost $1,373,847)			1,369,807

		SHARES
INVESTMENTS IN AFFILIATES 4.4%

SHORT-TERM INSTRUMENTS 4.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.4%

PIMCO Short Asset Portfolio		6,106,114	60,194

PIMCO Short-Term Floating NAV Portfolio III		4,477	44

Total Short-Term Instruments (Cost $61,262)			60,238

Total Investments in Affiliates (Cost $61,262)			60,238

Total Investments 103.8% (Cost $1,435,109)			$1,430,045

Financial Derivative Instruments (i)(k) 3.1% (Cost or Premiums, net $7,608)			42,494

Other Assets and Liabilities, net (6.9)%			(95,118)

Net Assets 100.0%			$1,377,421

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).

46	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Payment in-kind security.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Principal amount of security is adjusted for inflation.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$4,924	U.S. Treasury Bills 0.000% due 08/04/2022	$(5,022)	$4,924	$4,924
NXN	0.280	03/31/2022	04/01/2022	77,900	U.S. Treasury Bonds 3.125% due 08/15/2044	(79,513)	77,900	77,900

Total Repurchase Agreements						$(84,535)	$82,824	$82,824

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (6.2)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2037	$	17,800	$(17,585)	$(17,289)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2052		38,600	(36,861)	(35,836)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052		32,000	(30,550)	(30,469)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2052		2,200	(2,371)	(2,316)

Total U.S. Government Agencies					(87,367)	(85,910)

Sovereign Issues (0.7)%
Canada Government International Bond	2.750	12/01/2048	CAD	10,500	(8,725)	(9,067)

Total Short Sales (6.9)%					$(96,092)	$(94,977)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$4,924	$0	$0	0	$4,924	$(5,022)	$(98)
NXN	77,900	0	0	0	77,900	(79,513)	(1,613)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(9,067)	(9,067)	(90)	(9,157)

Total Borrowings and Other Financing Transactions	$82,824	$0	$0	(9,067)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $83 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	47

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2022	795	$97,686	$(1,836)	$199	$0
U.S. Treasury 30-Year Bond June Futures	06/2022	167	25,060	(709)	104	0

				$(2,545)	$303	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2022	84	$(14,743)	$471	$19	$(139)
Euro-Buxl 30-Year Bond June Futures	06/2022	18	(3,708)	156	4	(57)
U.S. Treasury 2-Year Note June Futures	06/2022	1,740	(368,744)	5,109	0	(286)
U.S. Treasury 5-Year Note June Futures	06/2022	1,369	(157,007)	3,958	0	(193)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	466	(82,540)	3,225	0	(495)
United Kingdom Long Gilt June Futures	06/2022	10	(1,593)	18	2	(6)

				$12,937	$25	$(1,176)

Total Futures Contracts				$10,392	$328	$(1,176)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2026	0.743%	$	1,100	$19	$(7)	$12	$0	$(1)
Boeing Co.	1.000	Quarterly	06/20/2026	1.341		2,000	(14)	(12)	(26)	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.428		2,200	(9)	(31)	(40)	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2026	0.791		1,900	21	(3)	18	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	1.638		5,200	1,035	(272)	763	3	0
Stellantis NV	5.000	Quarterly	12/20/2026	1.378	EUR	3,000	679	(125)	554	1	0

							$1,731	$(450)	$1,281	$4	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$	3,300	$(121)	$(164)	$(285)	$0	$(4)
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		100	(4)	(4)	(8)	0	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026		10,200	(363)	(474)	(837)	0	(11)
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		1,200	116	(37)	79	0	0
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026		7,300	660	(188)	472	0	(3)
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027		1,300	65	9	74	0	(1)
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		1,200	27	(5)	22	0	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		4,200	103	(26)	77	1	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		117,300	2,793	(748)	2,045	0	(14)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		160,800	2,295	335	2,630	0	(9)
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025	EUR	29,300	874	(284)	590	0	(3)
iTraxx Europe Main 35 5-Year Index	1.000	Quarterly	06/20/2026		5,000	154	(61)	93	0	(1)
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026		23,600	675	(251)	424	0	(2)
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027		5,900	89	2	91	1	0

						$7,363	$(1,896)	$5,467	$2	$(48)

48	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	29,700	$(2,881)	$(365)	$(3,246)	$125	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		23,000	4,876	96	4,972	0	(258)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028	$	6,500	40	(397)	(357)	7	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		25,200	(831)	(1,171)	(2,002)	33	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	12/15/2031		5,300	110	(387)	(277)	17	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		18,400	(519)	(1,016)	(1,535)	60	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	10,400	(164)	(91)	(255)	82	0
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		1,700	14	(200)	(186)	13	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022	$	28,500	(332)	257	(75)	1	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		10,100	104	(146)	(42)	0	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		140,000	(181)	1,343	1,162	10	0
Pay	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024		269,700	0	(12,927)	(12,927)	117	0
Pay	3-Month USD-LIBOR	0.370	Semi-Annual	08/04/2024		591,000	0	(29,414)	(29,414)	196	0
Receive	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		135,200	0	(1,378)	(1,378)	0	(35)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		104,500	156	2,523	2,679	16	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		389,900	(11,795)	27,132	15,337	91	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		322,400	(10,447)	23,104	12,657	0	(118)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		45,900	1,363	(3,853)	(2,490)	0	(5)
Pay	3-Month USD-LIBOR	0.527	Semi-Annual	03/15/2026		164,000	(529)	(12,199)	(12,728)	0	(7)
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		98,900	(84)	(310)	(394)	0	(10)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		140,000	3,022	(11,216)	(8,194)	40	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		32,400	(546)	292	(254)	0	(17)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		61,300	(3,632)	(3,282)	(6,914)	37	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		11,400	819	(750)	69	0	(9)
Pay	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		52,400	5,629	(3,278)	2,351	68	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		330,800	14,582	(42,394)	(27,812)	1,020	0
Receive	3-Month USD-LIBOR	1.063	Semi-Annual	03/15/2031		114,000	806	11,733	12,539	0	(306)
Receive	3-Month USD-LIBOR	1.277	Semi-Annual	07/21/2031		57,800	0	5,278	5,278	0	(157)
Receive	3-Month USD-LIBOR	1.170	Semi-Annual	08/04/2031		96,000	0	9,712	9,712	0	(252)
Receive	3-Month USD-LIBOR	0.982	Semi-Annual	02/15/2036		67,000	0	11,430	11,430	0	(279)
Receive	3-Month USD-LIBOR	1.031	Semi-Annual	02/15/2036		116,000	0	19,097	19,097	0	(485)
Pay	3-Month USD-LIBOR	0.836	Semi-Annual	11/15/2045		20,400	0	(5,693)	(5,693)	134	0
Pay	3-Month USD-LIBOR	0.841	Semi-Annual	11/15/2045		14,100	0	(3,921)	(3,921)	92	0
Pay	3-Month USD-LIBOR	0.896	Semi-Annual	11/15/2045		36,700	0	(9,822)	(9,822)	243	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		19,600	3,999	373	4,372	0	(138)
Pay(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	30,700	(2,886)	(469)	(3,355)	214	0
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		11,000	1,327	338	1,665	0	(110)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	8,900	(5)	(1,509)	(1,514)	0	(110)
Pay	UKRPI	3.593	Maturity	11/15/2028		4,300	0	(657)	(657)	0	(49)
Pay	UKRPI	3.595	Maturity	11/15/2028		2,000	33	(338)	(305)	0	(23)
Pay	UKRPI	3.603	Maturity	11/15/2028		4,400	0	(665)	(665)	0	(50)
Receive	UKRPI	4.250	Maturity	11/15/2031		5,500	98	430	528	80	0

							$2,146	$(34,710)	$(32,564)	$2,696	$(2,418)

Total Swap Agreements							$11,240	$(37,056)	$(25,816)	$2,702	$(2,468)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(6)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$328	$2,702	$3,030	$0	$(1,176)	$ (2,469)	$(3,645)

(j)

Securities with an aggregate market value of $35,744 and cash of $3,122 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	49

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin liability of $(1) for closed swap agreements is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2022		DKK	22,760		$3,502	$117	$0
	04/2022			$9,428	CAD	12,109	258	0
	06/2022		HKD	3,838		$491	1	0
	06/2022		SGD	9		7	0	0
	06/2022			$111	ZAR	1,702	4	0

BPS	04/2022		CAD	1,566		$1,228	0	(25)
	04/2022		DKK	45,020		6,924	229	0
	04/2022			$9,023	CAD	11,260	0	(16)
	04/2022			1,307	GBP	989	0	(8)
	05/2022		EUR	112,360		$127,481	3,001	0
	05/2022			$807	ZAR	12,757	62	0
	06/2022		SGD	7		$5	0	0
	08/2022			$3,249	ZAR	51,875	243	0
	11/2022			293		4,700	20	0

CBK	04/2022	«		1	RUB	65	0	0
	05/2022		ZAR	12,757		$815	0	(53)
	06/2022		ILS	8,999		2,778	0	(47)
	08/2022			6,594		1,995	0	(80)
	11/2022			18,486		5,905	59	0
	12/2022			44,807		14,403	213	(1)
	01/2023			17,597		5,572	0	(9)

DUB	04/2022			$3,777	DKK	25,603	31	0
	07/2022		DKK	25,507		$3,777	0	(29)
	12/2022		ILS	800		253	0	(1)

GLM	04/2022	«		$5	RUB	365	0	0
	05/2022			2,901	EUR	2,640	23	0
	11/2022		ZAR	2,236		$139	0	(9)

HUS	04/2022		CAD	12,274		9,718	0	(100)
	04/2022		GBP	973		1,277	0	(1)
	04/2022			$4,212	GBP	3,205	3	(5)
	05/2022		EUR	1,231		$1,337	0	(26)
	05/2022			$840	EUR	762	4	0

JPM	05/2022		CNH	983		$155	0	0
	05/2022			$8,021	MXN	166,500	306	0

MBC	05/2022		CNH	634		$100	0	0

MYI	04/2022		BRL	29,016		5,554	0	(540)
	04/2022		CAD	22,755		18,059	13	(156)
	04/2022		DKK	8,865		1,359	41	0
	04/2022		TRY	2,498		164	0	(4)
	04/2022			$5,880	BRL	29,016	214	0
	04/2022			12,716	DKK	86,050	81	0
	05/2022		BRL	29,016		$5,835	0	(211)
	07/2022		DKK	89,064		13,216	2	(77)

RBC	04/2022			$9,871	CAD	12,540	160	0
	05/2022			690	EUR	627	4	0
	06/2022		MXN	165,230		$8,021	0	(181)
	08/2022		ZAR	51,875		3,298	0	(194)

SCX	04/2022		GBP	16,219		21,768	462	0
	04/2022	«		$21	RUB	1,652	0	(2)
	05/2022		CNH	633		$99	0	0
	05/2022		GBP	12,998		17,111	39	0

50	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
UAG	04/2022	DKK	39,615	$6,042	$151	$0

Total Forward Foreign Currency Contracts					$5,741	$(1,775)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	120,100	$1,153	$2,623

Total Purchased Options							$1,153	$2,623

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	6,200	$ (8)	$ (1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	5,400	(5)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	2,400	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	2,300	(6)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	2,800	(6)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	3,000	(14)	(4)

BPS	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	1,300	(9)	(5)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	1,100	(11)	(4)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	600	(6)	(2)

BRC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	900	(5)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	6,300	(8)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	3,300	(4)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	500	(3)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	1,100	(7)	(4)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	600	(4)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	2,400	(3)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	2,300	(3)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	6,300	(10)	(4)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	7,800	(14)	(10)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	2,400	(11)	(3)

CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	3,100	(4)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	2,500	(3)	(3)

DUB	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	3,200	(13)	(2)
	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	05/18/2022	1,500	(8)	(3)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	7,500	(8)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	4,400	(5)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	4,400	(7)	(2)

GST	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	05/18/2022	1,000	(6)	(3)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	04/20/2022	4,600	(5)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	3,100	(5)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	3,600	(6)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	2,600	(4)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	2,900	(5)	(4)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	2,900	(4)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	6,400	(8)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	3,900	(5)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	3,000	(5)	(2)

MYC	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	1,200	(5)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	2,900	(6)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	3,300	(7)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	1,000	(5)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	4,800	(7)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	04/20/2022	2,600	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	2,600	(3)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	2,000	(3)	(1)

						$ (280)	$ (99)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	51

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	240,300	$(1,153)	$(2,957)

Total Written Options							$(1,433)	$(3,056)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	13,648	$(3,352)	$3,490	$138	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	ERAUSLT Index	47,370	0.610% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/16/2022	$	22,269	$0	$(5)	$0	$(5)

CBK	Receive	ERAUSLT Index	170,804	0.501% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/25/2022		80,297	0	(32)	0	(32)
	Receive	ERAUSLT Index	119,640	0.690% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/05/2023		53,451	0	2,774	2,774	0

HUS	Receive	ERAUSLT Index	622,248	0.780% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/16/2022		284,784	0	7,122	7,122	0

JPM	Receive	ERAUSLT Index	145,911	0.731% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/08/2022		62,365	0	5,998	5,998	0
	Receive	ERAUSLT Index	325,417	0.571% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/21/2022		152,982	0	(71)	0	(71)
	Receive	ERAUSLT Index	636,770	0.750% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/11/2023		294,570	0	4,251	4,251	0

UAG	Receive	ERAUSLT Index	496,967	0.761% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/01/2022		222,403	0	11,156	11,156	0
	Receive	ERAUSLT Index	367,221	0.741% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/14/2022		164,339	0	8,245	8,245	0

									$0	$39,438	$39,546	$(108)

Total Swap Agreements									$(3,352)	$42,928	$39,684	$(108)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$380	$0	$138	$518	$0	$(15)	$0	$(15)	$503	$(270)	$233
BPS	3,555	0	0	3,555	(49)	(11)	(5)	(65)	3,490	(3,340)	150
BRC	0	0	0	0	0	(32)	0	(32)	(32)	272	240
CBK	272	0	2,774	3,046	(190)	(5)	(32)	(227)	2,819	(7,026)	(4,207)
DUB	31	0	0	31	(30)	(10)	0	(40)	(9)	1	(8)
GLM	23	0	0	23	(9)	0	0	(9)	14	0	14
GST	0	0	0	0	0	(11)	0	(11)	(11)	0	(11)
HUS	7	0	7,122	7,129	(132)	0	0	(132)	6,997	(11,460)	(4,463)
JPM	306	0	10,249	10,555	0	(5)	(71)	(76)	10,479	(22,802)	(12,323)
MYC	0	0	0	0	0	(10)	0	(10)	(10)	(2,162)	(2,172)
MYI	351	0	0	351	(988)	0	0	(988)	(637)	636	(1)
NGF	0	2,623	0	2,623	0	(2,957)	0	(2,957)	(334)	401	67
RBC	164	0	0	164	(375)	0	0	(375)	(211)	0	(211)
SCX	501	0	0	501	(2)	0	0	(2)	499	(350)	149
UAG	151	0	19,401	19,552	0	0	0	0	19,552	(25,540)	(5,988)

Total Over the Counter	$5,741	$2,623	$39,684	$48,048	$(1,775)	$(3,056)	$(108)	$(4,939)

52	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

(l)

Securities with an aggregate market value of $1,309 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$328	$328
Swap Agreements	0	6	0	0	2,696	2,702

	$0	$6	$0	$0	$3,024	$3,030

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,741	$0	$5,741
Purchased Options	0	0	0	0	2,623	2,623
Swap Agreements	0	138	39,546	0	0	39,684

	$0	$138	$39,546	$5,741	$2,623	$48,048

	$0	$144	$39,546	$5,741	$5,647	$51,078

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,176	$1,176
Swap Agreements	0	50	0	0	2,419	2,469

	$0	$50	$0	$0	$3,595	$3,645

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,775	$0	$1,775
Written Options	0	99	0	0	2,957	3,056
Swap Agreements	0	0	108	0	0	108

	$0	$99	$108	$1,775	$2,957	$4,939

	$0	$149	$108	$1,775	$6,552	$8,584

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	53

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)	March 31, 2022

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$18,136	$18,136
Swap Agreements	0	2,481	0	0	(16,669)	(14,188)

	$0	$2,481	$0	$0	$1,467	$3,948

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,872	$0	$11,872
Purchased Options	0	0	0	(10)	98	88
Written Options	0	699	0	1,089	716	2,504
Swap Agreements	0	718	263,188	0	(13)	263,893

	$0	$1,417	$263,188	$12,951	$801	$278,357

	$0	$3,898	$263,188	$12,951	$2,268	$282,305

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,339	$2,339
Swap Agreements	0	(2,729)	0	0	(13,471)	(16,200)

	$0	$(2,729)	$0	$0	$(11,132)	$(13,861)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,901)	$0	$(1,901)
Purchased Options	0	0	0	(82)	1,140	1,058
Written Options	0	33	0	(226)	(1,770)	(1,963)
Swap Agreements	0	493	(85,380)	0	0	(84,887)

	$0	$526	$(85,380)	$(2,209)	$(630)	$(87,693)

	$0	$(2,203)	$(85,380)	$(2,209)	$(11,762)	$(101,554)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$116,136	$0	$116,136
Industrials	0	42,004	0	42,004
Utilities	0	7,922	0	7,922
Municipal Bonds & Notes
California	0	793	0	793
Illinois	0	180	0	180
U.S. Government Agencies	0	67,262	0	67,262
U.S. Treasury Obligations	0	246,768	0	246,768
Non-Agency Mortgage-Backed Securities	0	105,441	0	105,441
Asset-Backed Securities	0	290,467	0	290,467
Sovereign Issues	0	14,025	0	14,025
Preferred Securities
Financials	0	4,803	0	4,803
Short-Term Instruments
Repurchase Agreements	0	82,824	0	82,824
Israel Treasury Bills	0	26,323	0	26,323
U.S. Treasury Bills	0	253,307	0	253,307
U.S. Treasury Cash Management Bills	0	111,552	0	111,552

	$0	$1,369,807	$0	$1,369,807

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$60,238	$0	$0	$60,238

Total Investments	$60,238	$1,369,807	$0	$1,430,045

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(9,067)	$0	$(9,067)
U.S. Government Agencies	0	(85,910)	0	(85,910)

	$0	$(94,977)	$0	$(94,977)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	25	3,005	0	3,030
Over the counter	0	48,048	0	48,048

	$25	$51,053	$0	$51,078

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(202)	(3,442)	0	(3,644)
Over the counter	0	(4,937)	(2)	(4,939)

	$(202)	$(8,379)	$(2)	$(8,583)

Total Financial Derivative Instruments	$(177)	$42,674	$(2)	$42,495

Totals	$60,061	$1,317,504	$(2)	$1,377,563

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

54	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO RAE PLUS EMG Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.2%

CORPORATE BONDS & NOTES 2.8%

BANKING & FINANCE 1.9%

Bank of America Corp.
1.483% (SOFRRATE + 1.330%) due 04/02/2026 ~		$400	$404

Equinix, Inc.
1.550% due 03/15/2028		200	177

Goldman Sachs Group, Inc.
2.124% (SOFRRATE + 1.850%) due 03/15/2028 ~		200	205

GSPA Monetization Trust
6.422% due 10/09/2029		669	679

Lloyds Banking Group PLC
3.511% due 03/18/2026 •		300	299

Nykredit Realkredit AS
1.500% due 10/01/2053	DKK	16,100	2,160

			3,924

INDUSTRIALS 0.9%

DAE Funding LLC
1.625% due 02/15/2024		$1,300	1,246

Magallanes, Inc.
4.054% due 03/15/2029		100	101
4.279% due 03/15/2032		400	402

			1,749

Total Corporate Bonds & Notes (Cost $5,803)			5,673

MUNICIPAL BONDS & NOTES 0.4%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		80	88

NEBRASKA 0.0%

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041		70	90

TEXAS 0.4%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024		725	732

Total Municipal Bonds & Notes (Cost $873)			910

U.S. GOVERNMENT AGENCIES 8.4%

Fannie Mae
0.807% due 07/25/2037 •		15	15
0.837% due 07/25/2037 •		24	24
0.857% due 09/25/2035 ~		48	48
1.177% due 06/25/2037 •		175	178
2.251% due 01/25/2031 ~(a)		2,351	293

Freddie Mac
0.947% due 07/15/2041 •		126	127
1.097% due 08/15/2037 •		153	156
1.107% due 10/15/2037 •		24	25
1.117% due 05/15/2037 - 09/15/2037 •		178	181

Ginnie Mae
0.581% due 08/20/2047 •		660	656

Ginnie Mae, TBA
5.000% due 04/01/2052		10,000	10,459

U.S. Small Business Administration
6.220% due 12/01/2028		6	7

Uniform Mortgage-Backed Security, TBA
3.000% due 04/01/2037		500	503
4.000% due 04/01/2037		2,000	2,055
5.000% due 04/01/2052		2,000	2,105

Total U.S. Government Agencies (Cost $17,050)			16,832

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 13.1%

American Home Mortgage Assets Trust
6.750% due 11/25/2046 þ		$466	$438

Banc of America Funding Trust
3.099% due 02/20/2035 ~		31	33

Banc of America Mortgage Trust
2.496% due 06/25/2035 ~		20	18

Bear Stearns ALT-A Trust
0.777% due 08/25/2036 ~		1,332	1,272

Citigroup Mortgage Loan Trust
2.490% due 03/25/2036 ^•		115	112

Countrywide Alternative Loan Trust
0.857% due 05/25/2036 •		263	239

Countrywide Home Loan Mortgage Pass-Through Trust
1.991% due 02/20/2036 ^~		8	8
6.000% due 07/25/2036		933	633
6.500% due 12/25/2037		1,289	742

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		846	677

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.777% due 01/25/2047 •		74	94

Downey Savings & Loan Association Mortgage Loan Trust
1.269% due 09/19/2044 •		94	92

First Horizon Mortgage Pass-Through Trust
2.937% due 10/25/2035 ^~		275	274

GSR Mortgage Loan Trust
2.766% due 09/25/2035 ~		26	26

HarborView Mortgage Loan Trust
0.949% due 01/19/2036 •		1,785	1,200
1.129% due 06/20/2035 ~		394	386

HomeBanc Mortgage Trust
1.077% due 03/25/2035 •		597	530

Impac CMB Trust
1.097% due 03/25/2035 •		401	391

IndyMac INDX Mortgage Loan Trust
0.977% due 06/25/2035 •		113	100

JP Morgan Mortgage Trust
3.108% due 08/25/2035 ^~		76	70
5.750% due 01/25/2036 ^		11	7

Lehman Mortgage Trust
1.107% due 11/25/2036 •		1,115	612

Lehman XS Trust
0.907% due 08/25/2046 •		1,741	1,767

Merrill Lynch Mortgage Investors Trust
2.898% due 09/25/2035 ^~		92	81

Morgan Stanley Mortgage Loan Trust
2.500% due 07/25/2035 ~		256	243
6.315% due 06/25/2036 þ		3,130	1,231

Prime Mortgage Trust
6.000% due 06/25/2036 ^		146	141

Residential Accredit Loans, Inc. Trust
0.817% due 09/25/2036 •		1,250	1,252
0.957% due 08/25/2035 ^•		1,853	1,343
3.974% due 12/25/2035 ^~		1,492	1,376
4.397% due 09/25/2035 ^~		43	35

Residential Asset Securitization Trust
6.000% due 03/25/2037 ^		2,840	1,402

RESIMAC Bastille Trust
1.139% due 12/05/2059 •		302	302

Sequoia Mortgage Trust
1.009% due 07/20/2034 •		507	470

Structured Adjustable Rate Mortgage Loan Trust
2.757% due 12/25/2037 ^•		1,720	1,658

Taurus UK DAC
1.005% due 05/17/2031 •	GBP	596	777

WaMu Mortgage Pass-Through Certificates Trust
1.723% due 10/25/2046 •		$2,147	2,081
1.723% due 11/25/2046 •		1,565	1,516
2.547% due 01/25/2037 ^~		190	171
2.673% due 06/25/2037 ^~		1,027	994
3.041% due 12/25/2036 ^~		109	106
3.168% due 02/25/2037 ^~		495	491

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
4.118% due 09/25/2036 þ	$2,376	$896

Total Non-Agency Mortgage-Backed Securities (Cost $26,444)		26,287

ASSET-BACKED SECURITIES 10.1%

Citigroup Mortgage Loan Trust
7.250% due 05/25/2036 þ	1,145	749

Countrywide Asset-Backed Certificates
0.937% due 04/25/2037 •	895	806
1.037% due 08/25/2036 •	21	21

Fremont Home Loan Trust
0.597% due 01/25/2037 •	2,269	1,444

GSAA Home Equity Trust
0.857% due 03/25/2037 •	5,083	1,879
5.995% due 03/25/2046 ^~	4,974	2,521

GSRPM Mortgage Loan Trust
1.357% due 03/25/2035 •	3,189	3,150

IXIS Real Estate Capital Trust
0.857% due 03/25/2036 ^•	685	422

LendingClub Receivables Trust
3.750% due 01/15/2027	408	407
3.750% due 12/15/2045	237	236
4.000% due 08/15/2025	313	312

MASTR Specialized Loan Trust
1.207% due 11/25/2035 •	2,426	2,392

Morgan Stanley ABS Capital, Inc. Trust
0.537% due 11/25/2036 •	1,477	1,031
0.637% due 03/25/2037 •	3,363	1,733

Option One Mortgage Loan Trust
0.677% due 05/25/2037 •	1,630	1,189

Securitized Asset-Backed Receivables LLC Trust
0.937% due 07/25/2036 •	1,083	570

Specialty Underwriting & Residential Finance Trust
0.757% due 09/25/2037 •	1,105	870

Theorem Funding Trust
1.850% due 02/15/2028	474	469

Total Asset-Backed Securities (Cost $23,138)		20,201

SOVEREIGN ISSUES 0.4%

Argentina Government International Bond
0.500% due 07/09/2030 þ	1,681	516
1.125% due 07/09/2035 þ	1,103	318

Total Sovereign Issues (Cost $1,186)		834

SHORT-TERM INSTRUMENTS 70.0%

REPURCHASE AGREEMENTS (d) 25.7%
		51,615

U.S. TREASURY BILLS 28.7%
0.296% due 04/12/2022 - 06/30/2022 (b)(c)(f)(h)	$57,600	57,569

U.S. TREASURY CASH MANAGEMENT BILLS 15.6%
0.309% due 05/17/2022 - 07/26/2022 (b)(c)(h)	31,400	31,382

Total Short-Term Instruments (Cost $140,563)		140,566

Total Investments in Securities (Cost $215,057)		211,303

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	55

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.4%

SHORT-TERM INSTRUMENTS 4.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.4%

PIMCO Short Asset Portfolio	103,127	$1,017

PIMCO Short-Term Floating NAV Portfolio III	795,944	7,728

Total Short-Term Instruments (Cost $8,878)		8,745

Total Investments in Affiliates (Cost $8,878)		8,745

Total Investments 109.6% (Cost $223,935)		$220,048

Financial Derivative Instruments (e)(g) 1.5% (Cost or Premiums, net $1,607)		3,103

Other Assets and Liabilities, net (11.1)%		(22,304)

Net Assets 100.0%		$200,847

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$715	U.S. Treasury Bills 0.000% due 08/04/2022	$(729)	$715	$715
NOM	0.280	03/31/2022	04/01/2022	50,900	U.S. Treasury Notes 1.375% due 10/31/2028	(51,777)	50,900	50,900

Total Repurchase Agreements						$(52,506)	$51,615	$51,615

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (5.6)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2037	$ 2,400	$(2,371)	$(2,331)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2052	5,300	(5,069)	(4,921)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052	4,200	(4,010)	(3,999)

Total U.S. Government Agencies				(11,450)	(11,251)

Sovereign Issues (0.9)%
Canada Government International Bond	2.750%	12/01/2048	CAD 2,200	(1,828)	(1,900)

Total Short Sales (6.5)%				$(13,278)	$(13,151)

56	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$715	$0	$0	$0	$715	$(729)	$(14)
NOM	50,900	0	0	0	50,900	(51,777)	(877)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(1,900)	(1,900)	0	(1,900)

Total Borrowings and Other Financing Transactions	$51,615	$0	$0	(1,900)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $18 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(113) at a weighted average interest rate of 0.070%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2022	83	$	17,590	$(239)	$14	$0
U.S. Treasury 10-Year Note June Futures	06/2022	158		19,414	(557)	40	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	56		9,919	(381)	59	0

					$(1,177)	$113	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2022	25	$	(4,388)	$140	$6	$(41)
Euro-Buxl 30-Year Bond June Futures	06/2022	3		(618)	26	1	(10)
U.S. Treasury 5-Year Note June Futures	06/2022	73		(8,372)	214	0	(10)
U.S. Treasury 30-Year Bond June Futures	06/2022	76		(11,405)	346	0	(48)
United Kingdom Long Gilt June Futures	06/2022	16		(2,548)	29	2	(9)

					$755	$9	$(118)

Total Futures Contracts					$(422)	$122	$(118)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Boeing Co.	1.000%	Quarterly	12/20/2026	1.428%	$200	$(1)	$(3)	$(4)	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2026	0.791	400	4	0	4	0	0

						$3	$(3)	$0	$0	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	57

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-37 5-Year Index	1.000%	Quarterly	12/20/2026	$ 20,500	$334	$24	$358	$0	$(2)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	20,900	299	43	342	0	(1)
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026	EUR 14,000	269	(18)	251	0	(2)
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027	3,600	55	1	56	1	0

					$ 957	$50	$1,007	$1	$(5)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	3,000	$(291)	$(37)	$(328)	$13	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		2,000	424	8	432	0	(23)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028	$	600	4	(37)	(33)	1	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		4,000	(172)	(146)	(318)	5	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	12/15/2031		500	10	(36)	(26)	1	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		3,000	(110)	(140)	(250)	10	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	2,400	370	(429)	(59)	19	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026	CNY	17,100	(29)	(1)	(30)	3	0
Receive	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		17,100	(8)	38	30	0	(3)
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		17,100	(30)	(1)	(31)	3	0
Receive	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		17,100	(7)	38	31	0	(3)
Receive	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		11,500	0	25	25	0	(2)
Pay	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		11,500	(25)	0	(25)	2	0
Receive	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		34,200	11	71	82	0	(5)
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		34,200	(83)	1	(82)	5	0
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026	$	9,300	(457)	420	(37)	0	(1)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		5,750	1,128	155	1,283	0	(40)
Pay(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	4,100	(371)	(77)	(448)	28	0
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		1,400	154	58	212	0	(14)
Receive	CPURNSA	2.487	Maturity	12/07/2051	$	2,000	(20)	174	154	0	(33)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	400	28	(96)	(68)	0	(5)
Pay	UKRPI	3.603	Maturity	11/15/2028		3,400	308	(822)	(514)	0	(39)
Receive	UKRPI	4.250	Maturity	11/15/2031		1,500	32	112	144	22	0

							$866	$(722)	$144	$112	$(168)

Total Swap Agreements							$1,826	$(675)	$1,151	$113	$(173)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability				Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$122	$113	$235	$0		$(118)		$(173)	$(291)

(f)

Securities with an aggregate market value of $2,109 and cash of $1,671 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

58	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2022			$1,975	CAD	2,537	$54	$0
	04/2022			10,226	ILS	32,700	22	0
	04/2022			283	MXN	5,729	4	0
	04/2022		ZAR	1,873		$126	0	(2)
	05/2022		EUR	285		316	0	0
	05/2022			$139	EUR	125	0	(1)
	05/2022			678	INR	52,241	6	0
	05/2022			385	ZAR	5,984	22	0
	06/2022		THB	10,490		$315	0	(1)
	06/2022			$102	HKD	799	0	0
	06/2022			120	MXN	2,494	4	0
	06/2022			8	PLN	34	0	0
	08/2022			1,232	ILS	3,956	13	0
	08/2022			148	ZAR	2,340	10	0

BPS	04/2022		BRL	13,873		$2,743	0	(171)
	04/2022		CAD	317		249	0	(5)
	04/2022		GBP	707		948	19	0
	04/2022			$2,928	BRL	13,873	0	(14)
	04/2022			1,866	CAD	2,329	0	(3)
	04/2022			111	TRY	1,693	3	0
	05/2022		EUR	267		$304	8	0
	05/2022		MXN	2,590		124	0	(5)
	05/2022		TWD	1,778		63	1	0
	05/2022			$138	EUR	125	0	0
	05/2022		ZAR	1,546		$98	0	(7)
	06/2022		CLP	52,437		64	0	(2)
	06/2022		ZAR	4,217		274	0	(12)
	07/2022			$1,569	MXN	32,809	55	0
	08/2022		ZAR	6,285		$394	0	(29)
	09/2022			$41	TWD	1,132	0	(1)
	10/2022			142	ZAR	2,189	4	0
	11/2022			215		3,420	13	0
	11/2022		ZAR	5,613		$361	0	(13)

BRC	06/2022		HKD	1,478		189	0	0

CBK	04/2022		BRL	12,678		2,665	9	(7)
	04/2022		DKK	14,785		2,261	63	0
	04/2022		ILS	32,700		9,989	0	(258)
	04/2022		MXN	53,647		2,472	0	(219)
	04/2022			$2,445	BRL	12,678	218	0
	04/2022			339	ZAR	5,019	4	0
	05/2022		INR	15,855		$207	0	(1)
	05/2022		TWD	23,290		822	7	0
	05/2022			$743	BRL	3,597	7	0
	05/2022			446	KRW	543,371	1	0
	05/2022	«		2	RUB	190	0	0
	06/2022		MXN	25,188		$1,205	0	(45)
	06/2022			$380	THB	12,770	4	0
	06/2022		ZAR	2,703		$185	2	0
	08/2022		ILS	7,758		2,411	17	(48)
	08/2022		ZAR	5,549		361	0	(13)
	10/2022		ILS	200		64	1	0
	11/2022			1,301		417	6	0

DUB	04/2022		BRL	1,170		236	0	(10)
	04/2022			$247	BRL	1,170	0	(1)
	04/2022			480	DKK	3,256	4	0
	04/2022			2	TRY	26	0	0
	05/2022	«		53	RUB	4,152	0	(6)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	59

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	07/2022		DKK	3,244		$480	$0	$(4)

GLM	04/2022		BRL	1,613		340	2	0
	04/2022			$316	BRL	1,613	23	0
	04/2022	«		34	RUB	2,650	0	(3)
	05/2022		EUR	263		$292	1	0
	05/2022		KRW	734,594		603	0	(1)
	05/2022		TWD	416		15	0	0
	05/2022			$404	EUR	368	3	0
	05/2022			303	INR	23,219	1	0
	05/2022			204	KRW	249,636	1	0
	05/2022	«		50	RUB	3,870	0	(6)
	05/2022			191	TWD	5,405	0	(2)
	06/2022		THB	3,727		$113	0	0

HUS	04/2022		CAD	2,577		2,040	0	(21)
	04/2022		GBP	353		466	3	0
	04/2022		MXN	1,742		86	0	(2)
	04/2022			$333	GBP	253	0	(1)
	11/2022		ZAR	424		$25	0	(3)

IND	05/2022			$264	TWD	7,555	0	0
	06/2022		MXN	19,587		$948	0	(24)
	06/2022			$805	MXN	16,742	26	0
	06/2022			182	THB	6,034	0	0

JPM	04/2022	«	RUB	13,751		$103	0	(59)
	05/2022		INR	2,581		33	0	0
	05/2022	«	RUB	13,787		100	0	(57)
	05/2022		TWD	1,353		48	1	0
	05/2022			$32	CNH	206	0	0
	05/2022			1,558	MXN	32,343	60	0
	06/2022			64	THB	2,129	0	0
	09/2022			48	TWD	1,340	0	(1)

MBC	05/2022		BRL	2,571		$537	1	0
	05/2022		INR	56,043		731	1	(3)
	05/2022			$270	CNH	1,723	0	0
	05/2022			4	IDR	55,709	0	0

MYI	04/2022		BRL	3,160		$642	2	(24)
	04/2022		CAD	4,738		3,760	3	(33)
	04/2022		TRY	1,977		133	0	0
	04/2022			$641	BRL	3,160	23	0
	04/2022			1,617	DKK	10,942	10	0
	05/2022		BRL	3,160		$636	0	(23)
	05/2022		TWD	900		32	0	0
	05/2022	«		$19	RUB	1,496	0	(2)
	06/2022			6	ZAR	94	0	0
	07/2022		DKK	11,322		$1,680	0	(10)
	09/2022			$20	TWD	547	0	0

RBC	04/2022			2,051	CAD	2,605	33	0
	06/2022		HKD	1,516		$194	0	0
	06/2022			$890	HKD	6,954	0	(1)
	06/2022			839	MXN	17,289	19	0
	06/2022		ZAR	13,967		$908	0	(39)

RYL	06/2022		MXN	3,919		195	0	0
	06/2022		THB	6,881		205	0	(2)

SCX	04/2022			$176	GBP	135	1	0
	05/2022		CNY	2,359		$370	0	(1)
	05/2022		INR	2,020		26	0	0
	05/2022			$21	CNH	133	0	0
	08/2022			616	ZAR	9,494	23	0

SOG	05/2022	«		30	RUB	2,307	0	(4)
	05/2022		ZAR	4,438		$292	0	(10)
	06/2022			$375	HKD	2,935	0	0

UAG	04/2022		BRL	3,597		$746	3	(12)
	04/2022			$739	BRL	3,597	17	0
	04/2022	«		145	RUB	11,102	0	(14)
	05/2022		KRW	169,800		$140	0	0
	05/2022	«		$23	RUB	1,771	0	(3)
	05/2022			401	TWD	11,433	0	(1)
	06/2022		HKD	7,905		$1,011	1	0

60	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2022		$1,161	ZAR	18,090	$66	$0
	08/2022		1,218	ILS	3,800	0	(22)
	10/2022		64		200	0	(1)
	10/2022	ZAR	2,189		$144	0	(2)
	11/2022		$418	ILS	1,300	0	(7)
	11/2022		167	ZAR	2,617	8	0

Total Forward Foreign Currency Contracts						$913	$(1,272)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	11,200	$107	$245

Total Purchased Options							$107	$245

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250%	04/20/2022	400	$ (2)	$ 0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	07/20/2022	400	(4)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	1,300	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	2,800	(4)	(2)

BPS	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	300	(3)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	200	(2)	(1)

BRC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	100	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	2,000	(4)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	600	(3)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	200	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	800	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	1,600	(3)	(2)

DUB	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	1,000	(2)	(1)

GST	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	300	0	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	400	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	200	0	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	300	(1)	(1)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	400	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	300	(3)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	600	(5)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	500	(5)	(2)

MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	300	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	3,200	(4)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	500	(1)	0

						$(57)	$(25)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	21,700	$(104)	$(267)

Total Written Options							$(161)	$(292)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
JPM	Hochtief AG	5.000%	Quarterly	12/20/2025	0.925%	EUR	700	$162	$(45)	$117	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	61

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	1,309	$(327)	$340	$13	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
FBF	Receive	ERAEMLT Index	9,659	1.056% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/09/2022	$	37,025	$0	$(1,081)	$0	$(1,081)

JPM	Receive	ERAEMLT Index	30	1.341% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/22/2022		103	0	9	9	0
	Receive	ERAEMLT Index	4,076	1.280% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/15/2023		15,235	0	(5)	0	(5)
	Receive	ERAEMLT Index	21,146	1.310% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/05/2023		74,342	0	4,643	4,643	0

MEI	Receive	ERAEMLT Index	1,471	1.420% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/07/2022		5,562	0	(69)	0	(69)
	Receive	ERAEMLT Index	3,057	1.330% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/11/2023		11,426	0	(11)	0	(11)
	Receive	ERAEMLT Index	14,580	1.330% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/08/2023		54,496	0	(51)	0	(51)

									$0	$3,435	$4,652	$(1,217)

Total Swap Agreements									$(165)	$3,730	$4,782	$(1,217)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$135	$0	$0	$135	$(4)	$(6)	$0	$(10)	$125	$0	$125
BPS	103	0	0	103	(262)	(2)	0	(264)	(161)	20	(141)
BRC	0	0	13	13	0	(8)	0	(8)	5	0	5
CBK	339	0	0	339	(591)	0	0	(591)	(252)	351	99
DUB	4	0	0	4	(21)	(1)	0	(22)	(18)	0	(18)
FBF	0	0	0	0	0	0	(1,081)	(1,081)	(1,081)	1,333	252
GLM	31	0	0	31	(12)	0	0	(12)	19	0	19
GST	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
HUS	3	0	0	3	(27)	0	0	(27)	(24)	0	(24)
IND	26	0	0	26	(24)	0	0	(24)	2	0	2
JPM	61	0	4,769	4,830	(117)	(5)	(5)	(127)	4,703	(4,930)	(227)
MBC	2	0	0	2	(3)	0	0	(3)	(1)	0	(1)
MEI	0	0	0	0	0	0	(131)	(131)	(131)	1,226	1,095
MYC	0	0	0	0	0	(1)	0	(1)	(1)	(2,068)	(2,069)
MYI	38	0	0	38	(92)	0	0	(92)	(54)	6	(48)
NGF	0	245	0	245	0	(267)	0	(267)	(22)	0	(22)
RBC	52	0	0	52	(40)	0	0	(40)	12	0	12
RYL	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
SCX	24	0	0	24	(1)	0	0	(1)	23	0	23
SOG	0	0	0	0	(14)	0	0	(14)	(14)	0	(14)
UAG	95	0	0	95	(62)	0	0	(62)	33	0	33

Total Over the Counter	$913	$245	$4,782	$5,940	$(1,272)	$(292)	$(1,217)	$(2,781)

62	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

(h)

Securities with an aggregate market value of $2,935 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$122	$122
Swap Agreements	0	1	0	0	112	113

	$0	$1	$0	$0	$234	$235

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$913	$0	$913
Purchased Options	0	0	0	0	245	245
Swap Agreements	0	130	4,652	0	0	4,782

	$0	$130	$4,652	$913	$245	$5,940

	$0	$131	$4,652	$913	$479	$6,175

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$118	$118
Swap Agreements	0	5	0	0	168	173

	$0	$5	$0	$0	$286	$291

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,272	$0	$1,272
Written Options	0	25	0	0	267	292
Swap Agreements	0	0	1,217	0	0	1,217

	$0	$25	$1,217	$1,272	$267	$2,781

	$0	$30	$1,217	$1,272	$553	$3,072

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	63

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)	March 31, 2022

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$1,216	$0	$(6,353)	$(5,137)
Swap Agreements	0	(61)	0	0	(7,212)	(7,273)

	$0	$(61)	$1,216	$0	$(13,565)	$(12,410)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,289	$0	$2,289
Purchased Options	0	0	0	(8)	(6)	(14)
Written Options	0	280	0	816	660	1,756
Swap Agreements	0	111	140,463	0	(4)	140,570

	$0	$391	$140,463	$3,097	$650	$144,601

	$0	$330	$141,679	$3,097	$(12,915)	$132,191

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(8,806)	$(8,806)
Swap Agreements	0	(108)	0	0	119	11

	$0	$(108)	$0	$0	$(8,687)	$(8,795)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,215)	$0	$(2,215)
Purchased Options	0	0	0	(66)	(100)	(166)
Written Options	0	(72)	0	(165)	(191)	(428)
Swap Agreements	0	9	(76,340)	0	0	(76,331)

	$0	$(63)	$(76,340)	$(2,446)	$(291)	$(79,140)

	$0	$(171)	$(76,340)	$(2,446)	$(8,978)	$(87,935)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$3,924	$0	$3,924
Industrials	0	1,749	0	1,749
Municipal Bonds & Notes
Illinois	0	88	0	88
Nebraska	0	90	0	90
Texas	0	732	0	732
U.S. Government Agencies	0	16,832	0	16,832
Non-Agency Mortgage-Backed Securities	0	26,287	0	26,287
Asset-Backed Securities	0	20,201	0	20,201
Sovereign Issues	0	834	0	834
Short-Term Instruments
Repurchase Agreements	0	51,615	0	51,615
U.S. Treasury Bills	0	57,569	0	57,569
U.S. Treasury Cash Management Bills	0	31,382	0	31,382

	$0	$211,303	$0	$211,303

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,745	$0	$0	$8,745

Total Investments	$8,745	$211,303	$0	$220,048

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(1,900)	$0	$(1,900)
U.S. Government Agencies	0	(11,251)	0	(11,251)

	$0	$(13,151)	$0	$(13,151)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	9	226	0	235
Over the counter	0	5,940	0	5,940

	$9	$6,166	$0	$6,175

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(60)	(231)	0	(291)
Over the counter	0	(2,627)	(154)	(2,781)

	$(60)	$(2,858)	$(154)	$(3,072)

Total Financial Derivative Instruments	$(51)	$3,308	$(154)	$3,103

Totals	$8,694	$201,460	$(154)	$210,000

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

64	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO RAE PLUS International Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 104.0%

CORPORATE BONDS & NOTES 2.6%

BANKING & FINANCE 1.7%

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$101	$100

Equinix, Inc.
1.550% due 03/15/2028		100	88

Goldman Sachs Group, Inc.
2.124% (SOFRRATE + 1.850%) due 03/15/2028 ~		400	410

GSPA Monetization Trust
6.422% due 10/09/2029		43	44

Lloyds Banking Group PLC
3.511% due 03/18/2026 •		200	199

Nykredit Realkredit AS
1.500% due 10/01/2053	DKK	10,900	1,463

			2,304

INDUSTRIALS 0.9%

DAE Funding LLC
1.625% due 02/15/2024		$1,000	958

Magallanes, Inc.
4.054% due 03/15/2029		100	101
4.279% due 03/15/2032		200	201

			1,260

Total Corporate Bonds & Notes (Cost $3,655)			3,564

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		5	6

Total Municipal Bonds & Notes (Cost $5)			6

U.S. GOVERNMENT AGENCIES 1.8%

Fannie Mae
0.000% due 08/25/2039 (b)(d)		382	334
0.787% due 04/25/2037 •		4	4
0.807% due 07/25/2037 •		8	8
0.977% due 10/25/2040 •		23	23
2.251% due 01/25/2031 ~(a)		466	58
5.593% due 03/25/2037 •(a)		190	27
5.643% due 04/25/2037 •(a)		572	83
5.693% due 11/25/2039 •(a)		100	13
5.923% due 03/25/2037 •(a)		252	35
5.943% due 05/25/2037 •(a)		580	76
6.333% due 04/25/2037 •(a)		1,179	187
6.743% due 02/25/2037 •(a)		106	18
7.193% due 07/25/2033 •(a)		60	10
9.612% due 11/25/2040 •		3	3

Freddie Mac
0.697% due 05/15/2037 •		8	8
5.000% due 04/15/2041		280	292
5.500% due 03/15/2034		143	154
6.173% due 09/15/2036 •(a)		208	28
10.067% due 02/15/2040 •		132	136
12.010% due 02/15/2041 •		3	3
13.858% due 09/15/2041 •		468	539

Ginnie Mae
0.581% due 08/20/2047 •		156	155

U.S. Small Business Administration
5.490% due 03/01/2028		13	13
6.020% due 08/01/2028		106	111

Uniform Mortgage-Backed Security, TBA
3.500% due 06/01/2052		100	100

Total U.S. Government Agencies (Cost $2,603)			2,418

NON-AGENCY MORTGAGE-BACKED SECURITIES 18.6%

Adjustable Rate Mortgage Trust
2.710% due 01/25/2036 ^~		934	805

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Home Mortgage Assets Trust
6.750% due 11/25/2046 þ	$252	$237

American Home Mortgage Investment Trust
2.829% due 02/25/2045 •	12	12

Banc of America Funding Trust
2.910% due 09/20/2046 ^~	989	929
3.053% due 06/20/2037 ^~	35	33
6.000% due 08/25/2036 ^	28	28

Banc of America Mortgage Trust
2.557% due 01/25/2035 ~	14	14
2.624% due 02/25/2034 ~	14	14
2.759% due 06/25/2034 ~	19	20
3.675% due 05/25/2033 ~	15	16

Bear Stearns Adjustable Rate Mortgage Trust
2.400% due 02/25/2036 •	8	8
2.594% due 08/25/2033 ~	30	30
3.318% due 02/25/2036 ^~	184	181

Chase Mortgage Finance Trust
2.860% due 09/25/2036 ^~	248	226
2.956% due 01/25/2036 ^~	22	21

ChaseFlex Trust
0.757% due 07/25/2037 •	1,763	1,678

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.687% due 05/25/2036 •	375	351

Citigroup Mortgage Loan Trust
2.470% due 10/25/2035 •	36	36
3.150% due 10/25/2035 ^•	48	49
3.185% due 09/25/2037 ^~	27	26

Citigroup Mortgage Loan Trust, Inc.
2.210% due 09/25/2035 •	37	38

CitiMortgage Alternative Loan Trust
1.057% due 04/25/2037 •	323	275
6.000% due 06/25/2037 ^	218	213

Countrywide Alternative Loan Trust
0.659% due 09/20/2046 •	58	47
0.797% due 11/25/2036 «•	2	0
0.977% due 12/25/2035 •	20	20
1.047% due 11/20/2035 •	158	152
1.057% due 08/25/2035 •	869	831
1.541% due 08/25/2035 •	70	67
1.621% due 01/25/2036 •	264	262
5.500% due 06/25/2025	423	394
5.500% due 11/25/2035 ^	135	101
5.750% due 03/25/2037	308	217
6.000% due 12/25/2035 ^	527	472
6.000% due 05/25/2036 ^	76	49
6.000% due 08/25/2036 ^•	157	117
6.250% due 08/25/2036	1,103	838
7.000% due 10/25/2037	167	84

Countrywide Home Loan Mortgage Pass-Through Trust
1.057% due 05/25/2035 •	159	132
1.117% due 02/25/2035 •	12	11
2.407% due 10/20/2034 ~	41	41
5.750% due 05/25/2037 ^	14	10
6.000% due 01/25/2037 ^	360	237
6.000% due 02/25/2037 ^	384	256

Countrywide Home Loan Reperforming REMIC Trust
0.797% due 06/25/2035 •	112	109

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 08/25/2036 ^	34	30

Credit Suisse Mortgage Capital Trust
2.886% due 06/25/2050 ~	1,075	976

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.837% due 02/25/2037 ^•	1,093	1,066
0.957% due 02/25/2035 •	70	70

First Horizon Alternative Mortgage Securities Trust
2.336% due 12/25/2035 ~	114	103
2.553% due 06/25/2036 ^~	771	688

GSR Mortgage Loan Trust
1.790% due 04/25/2032 •	21	19
2.438% due 12/25/2034 ~	17	16
2.645% due 09/25/2035 ~	60	60
2.654% due 11/25/2035 ~	65	64
2.798% due 11/25/2035 ~	15	16
3.024% due 07/25/2035 ~	10	10
5.500% due 01/25/2037	48	58

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HarborView Mortgage Loan Trust
2.141% due 10/19/2035 •	$1,129	$757

Impac CMB Trust
1.097% due 03/25/2035 •	235	229

Impac Secured Assets Trust
2.767% due 07/25/2035 ~	81	76

IndyMac INDX Mortgage Loan Trust
0.837% due 09/25/2046 •	215	201
0.857% due 11/25/2046 •	1,177	1,173
0.937% due 07/25/2035 •	365	354
2.722% due 05/25/2035 ~	811	667

JP Morgan Mortgage Trust
2.314% due 07/25/2035 ~	81	83
2.552% due 07/25/2035 ~	202	201
2.694% due 06/25/2035 ~	4	4
2.723% due 07/25/2035 ~	8	8
2.877% due 07/27/2037 ~	146	141
5.750% due 01/25/2036 ^	21	13

Lehman Mortgage Trust
1.107% due 11/25/2036 •	278	153

Lehman XS Trust
0.907% due 08/25/2046 •	614	624

MASTR Adjustable Rate Mortgages Trust
2.759% due 11/21/2034 ~	26	26

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^	193	155

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.257% due 08/15/2032 •	73	70

Merrill Lynch Alternative Note Asset Trust
0.677% due 03/25/2037 •	471	159
0.857% due 03/25/2037 •	3,551	1,190
6.000% due 03/25/2037	83	44

Merrill Lynch Mortgage Investors Trust
1.960% due 04/25/2035 ~	19	19
1.987% due 02/25/2036 ~	2	2
2.329% due 02/25/2033 •	43	43
2.976% due 05/25/2036 ~	170	161

Morgan Stanley Mortgage Loan Trust
1.992% due 06/25/2036 ~	8	8
6.000% due 08/25/2036	129	78

Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~	124	86

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ	43	27

NovaStar Mortgage Funding Trust
0.479% due 09/25/2046 •	1,033	409

Prime Mortgage Trust
6.000% due 06/25/2036 ^	47	45

RBSSP Resecuritization Trust
0.687% due 02/26/2037 •	44	44
0.709% due 04/26/2037 •	3	3

Residential Accredit Loans, Inc. Trust
0.957% due 08/25/2037 •	42	40
6.000% due 01/25/2037 ^	59	56
6.000% due 03/25/2037	153	145

Residential Funding Mortgage Securities, Inc. Trust
3.334% due 04/25/2037 ~	287	261

Sequoia Mortgage Trust
0.666% due 05/20/2034 •	33	33
2.837% due 09/20/2046 ^~	162	123

Structured Adjustable Rate Mortgage Loan Trust
2.723% due 08/25/2035 ~	57	42
2.945% due 01/25/2035 ~	84	85

Structured Asset Mortgage Investments Trust
0.877% due 04/25/2036 •	79	74

SunTrust Adjustable Rate Mortgage Loan Trust
2.400% due 01/25/2037 ^~	184	156

Thornburg Mortgage Securities Trust
1.487% due 03/25/2044 ~	97	97
1.889% due 12/25/2044 ~	147	146
2.022% due 09/25/2037 ~	1	1
3.261% due 06/25/2047 ^•	385	381
3.261% due 06/25/2047 •	14	13

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	65

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
0.914% due 12/25/2046 •	$52	$50
0.997% due 12/25/2045 •	29	29
1.141% due 02/25/2046 •	94	94
1.723% due 08/25/2046 •	155	149
2.522% due 08/25/2035 ~	68	67
2.568% due 06/25/2033 ~	88	88
2.673% due 06/25/2037 ^~	71	69
2.748% due 01/25/2035 ~	84	84
2.849% due 10/25/2035 ~	33	33
2.849% due 12/25/2035 ~	322	324
2.870% due 06/25/2037 ^~	206	200

Washington Mutual Mortgage Pass-Through Certificates Trust
0.617% due 09/25/2036 •	753	243
0.891% due 02/25/2047 ^•	1,264	1,232
0.957% due 02/25/2036 •	830	745
1.081% due 04/25/2046 •	106	98

Wells Fargo Mortgage-Backed Securities Trust
2.780% due 09/25/2036 ^~	9	9

Total Non-Agency Mortgage-Backed Securities (Cost $23,945)		25,283

ASSET-BACKED SECURITIES 16.1%

Aames Mortgage Investment Trust
1.447% due 07/25/2035 •	1,342	1,332

Asset-Backed Securities Corp. Home Equity Loan Trust
1.267% due 06/25/2034 •	1,395	1,346

Bear Stearns Asset-Backed Securities Trust
1.507% due 08/25/2037 •	956	914
2.670% due 07/25/2036 ~	55	55

Chase Funding Trust
1.097% due 08/25/2032 •	39	38

Citigroup Mortgage Loan Trust
0.647% due 05/25/2037 •	1,223	961
0.757% due 10/25/2036 •	368	268
7.250% due 05/25/2036 þ	164	107

Countrywide Asset-Backed Certificates
0.677% due 09/25/2037 ^•	576	594
0.857% due 02/25/2037 •	396	374

Countrywide Asset-Backed Certificates Trust, Inc.
1.197% due 08/25/2047 •	545	532

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ	3,019	887

EMC Mortgage Loan Trust
1.757% due 02/25/2041 •	14	14

Encore Credit Receivables Trust
1.192% due 09/25/2035 •	89	89

First Franklin Mortgage Loan Trust
0.617% due 11/25/2036 •	346	343
0.767% due 09/25/2036 •	205	197

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.177% due 11/25/2035 •	$896	$867

Fremont Home Loan Trust
0.597% due 11/25/2036 •	530	357
0.607% due 10/25/2036 •	1,648	863
1.192% due 01/25/2035 •	395	389
1.192% due 07/25/2035 •	26	26

GSAA Home Equity Trust
0.557% due 05/25/2037 •	670	289
0.597% due 03/25/2036 •	316	134
1.097% due 04/25/2047 •	644	356
3.002% due 03/25/2036 ~	619	206
6.795% due 06/25/2036 þ	547	193

GSAMP Trust
0.557% due 12/25/2046 •	233	141
0.587% due 12/25/2046 •	1,277	822
0.687% due 01/25/2037 •	605	558

Home Equity Mortgage Loan Asset-Backed Trust
0.677% due 04/25/2037 •	517	433

JP Morgan Mortgage Acquisition Trust
0.667% due 10/25/2036 •	435	431

LendingClub Receivables Trust
3.750% due 01/15/2027	306	305
3.750% due 12/15/2045	166	165
4.000% due 08/15/2025	219	219

Morgan Stanley ABS Capital, Inc. Trust
0.567% due 03/25/2037 •	2,098	1,075
1.372% due 03/25/2035 •	326	325

Morgan Stanley Dean Witter Capital, Inc. Trust
1.437% due 02/25/2033 •	228	226

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.032% due 10/25/2036 ^þ	384	120

Option One Mortgage Loan Trust
0.597% due 03/25/2037 •	409	305
1.237% due 02/25/2035 •	823	810

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029	500	491

Renaissance Home Equity Loan Trust
1.557% due 09/25/2037 •	366	194

Residential Asset Securities Corp. Trust
1.037% due 06/25/2033 •	124	115

Securitized Asset-Backed Receivables LLC Trust
0.937% due 07/25/2036 •	812	428
1.417% due 01/25/2036 ^•	613	576

Soundview Home Loan Trust
1.757% due 10/25/2037 •	762	688

Specialty Underwriting & Residential Finance Trust
0.757% due 06/25/2037 •	136	93
1.057% due 12/25/2036 •	787	762

Structured Asset Investment Loan Trust
3.607% due 08/25/2033 •	420	424

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Theorem Funding Trust
1.850% due 02/15/2028	$474	$469

Total Asset-Backed Securities (Cost $21,156)		21,906

SOVEREIGN ISSUES 0.2%

Argentina Government International Bond
0.500% due 07/09/2030 þ	547	166
1.125% due 07/09/2035 þ	358	103

Total Sovereign Issues (Cost $389)		269

SHORT-TERM INSTRUMENTS 64.7%

REPURCHASE AGREEMENTS (f) 1.2%
		1,606

U.S. TREASURY BILLS 61.5%
0.367% due 04/12/2022 - 06/09/2022 (c)(d)(i)	83,700	83,653

U.S. TREASURY CASH MANAGEMENT BILLS 2.0%
0.460% due 06/21/2022 (d)(e)(i)	2,700	2,697

Total Short-Term Instruments (Cost $87,951)		87,956

Total Investments in Securities (Cost $139,704)		141,402

	SHARES
INVESTMENTS IN AFFILIATES 1.2%

SHORT-TERM INSTRUMENTS 1.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.2%

PIMCO Short-Term Floating NAV Portfolio III	172,986	1,680

Total Short-Term Instruments (Cost $1,704)		1,680

Total Investments in Affiliates (Cost $1,704)		1,680

Total Investments 105.2% (Cost $141,408)		$143,082

Financial Derivative Instruments (g)(h) (6.2)% (Cost or Premiums, net $(27))		(8,412)

Other Assets and Liabilities, net 1.0%		1,362

Net Assets 100.0%		$136,032

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.

66	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$1,606	U.S. Treasury Bills 0.000% due 08/04/2022	$(1,638)	$1,606	$1,606

Total Repurchase Agreements						$(1,638)	$1,606	$1,606

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (5.6)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2037		$1,500	$(1,482)	$(1,457)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2052		3,800	(3,636)	(3,528)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052		2,700	(2,578)	(2,571)

Total U.S. Government Agencies					(7,696)	(7,556)

Sovereign Issues (2.0)%
Canada Government International Bond	2.750%	12/01/2048	CAD	3,200	(2,659)	(2,763)

Total Short Sales (7.6)%					$(10,355)	$(10,319)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$1,606	$0	$0	$0	$1,606	$(1,638)	$(32)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(2,763)	(2,763)	0	(2,763)

Total Borrowings and Other Financing Transactions	$1,606	$0	$0	$(2,763)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $26 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(8,280) at a weighted average interest rate of (0.136%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2022	8	$	1,404	$(81)	$13	$(2)
U.S. Treasury 2-Year Note June Futures	06/2022	74		15,682	(213)	12	0
U.S. Treasury 10-Year Note June Futures	06/2022	73		8,970	(253)	18	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	13		2,303	(92)	14	0

					$(639)	$57	$(2)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	67

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Buxl 30-Year Bond June Futures	06/2022	2	$	(412)	$17	$0	$(6)
U.S. Treasury 5-Year Note June Futures	06/2022	137		(15,712)	422	0	(19)
U.S. Treasury 30-Year Bond June Futures	06/2022	62		(9,304)	282	0	(39)
United Kingdom Long Gilt June Futures	06/2022	3		(478)	6	1	(2)

					$727	$1	$(66)

Total Futures Contracts					$88	$58	$(68)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

1Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2026	0.743%	$	700	$12	$(5)	$7	$0	$0
Boeing Co.	1.000	Quarterly	12/20/2026	1.428		300	(2)	(3)	(5)	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.791		700	8	(1)	7	0	0

							$18	$(9)	$9	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-37 5-Year Index	(1.000)%	Quarterly	12/20/2026	$14,300	$(296)	$47	$(249)	$2	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 36 5-Year Index	1.000%	Quarterly	12/20/2026	EUR	5,300	$164	$(69)	$95	$0	$(1)
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027		1,700	26	0	26	0	0

						$190	$(69)	$121	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	2,600	$(252)	$(32)	$(284)	$11	$0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		1,900	402	9	411	0	(20)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028	$	500	3	(30)	(27)	1	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		2,100	(70)	(97)	(167)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	12/15/2031		400	8	(29)	(21)	1	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		2,100	(61)	(114)	(175)	7	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	3,500	212	(298)	(86)	27	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026	CNY	22,800	(39)	(1)	(40)	4	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		22,800	0	40	40	0	(4)
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		22,800	(40)	(1)	(41)	4	0
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		22,800	0	41	41	0	(4)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025	$	800	(2)	13	11	0	(1)
Pay	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		3,100	333	(194)	139	4	0
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	2,900	(262)	(55)	(317)	20	0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		1,000	110	41	151	0	(10)
Receive	CPURNSA	2.487	Maturity	12/07/2051	$	1,200	0	124	124	12	0
Pay	UKRPI	3.400	Maturity	01/15/2030	GBP	3,400	56	(809)	(753)	0	(50)
Receive	UKRPI	4.250	Maturity	11/15/2031		2,100	43	159	202	31	0

							$441	$(1,233)	$(792)	$125	$(89)

Total Swap Agreements							$353	$(1,264)	$(911)	$127	$(90)

68	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$58	$127	$185	$0	$(68)	$(90)	$(158)

Cash of $1,871 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2022	DKK	295		$45	$1	$0
	04/2022	JPY	2,800		24	1	0
	04/2022		$22,266	ILS	71,200	47	0
	05/2022		2,874	CAD	3,691	78	0
	06/2022	HKD	108		$14	0	0

BPS	04/2022	DKK	460		70	2	0
	04/2022	EUR	115		125	0	(3)
	04/2022	GBP	136		182	4	0
	04/2022		$112	DKK	740	0	(2)
	04/2022		156	GBP	118	0	(1)
	05/2022	CAD	438		$347	0	(3)
	05/2022	MXN	841		40	0	(2)
	05/2022		$130	ZAR	2,060	10	0
	06/2022	ILS	26		$8	0	0
	08/2022		$524	ZAR	8,375	39	0
	11/2022		82		1,309	5	0

CBK	04/2022	ILS	71,200		$21,745	0	(567)
	04/2022	MXN	84,144		3,877	0	(343)
	05/2022	CAD	210		163	0	(4)
	05/2022	CNH	23		4	0	0
	05/2022	ZAR	2,060		132	0	(9)
	06/2022	ILS	18		5	0	0

DUB	04/2022		$324	DKK	2,200	3	0
	07/2022	DKK	2,192		$325	0	(3)

GLM	11/2022	ZAR	865		54	0	(4)

HUS	04/2022	GBP	69		92	1	0
	04/2022		$72	EUR	66	1	0
	04/2022		180	GBP	137	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	69

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2022		$2,896	CAD	3,619	$2	$(5)

JPM	05/2022	CNH	59		$9	0	0
	05/2022		$3,003	MXN	62,345	115	0

MBC	05/2022	CNH	61		$10	0	0

MYI	04/2022	BRL	134		26	0	(2)
	04/2022		$27	BRL	134	1	0
	04/2022		1,093	DKK	7,394	7	0
	05/2022	BRL	134		$27	0	(1)
	05/2022	CAD	6,785		5,384	4	(47)
	07/2022	DKK	7,651		1,135	0	(7)

RBC	05/2022	CAD	3,750		2,969	0	(30)
	05/2022		$2,911	CAD	3,698	47	0
	06/2022		1,200	MXN	24,715	27	0
	08/2022	ZAR	8,375		$532	0	(31)

SCX	05/2022	CNH	61		9	0	0

UAG	04/2022	DKK	9,975		1,528	45	0
	05/2022	MXN	2,945		143	0	(4)

Total Forward Foreign Currency Contracts						$440	$(1,068)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	10,400	$100	$227

Total Purchased Options							$100	$227

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200%	07/20/2022	900	$(1)	$(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	1,000	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	1,100	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	3,400	(5)	(3)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	900	(2)	(1)

BRC	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	200	0	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	2,400	(5)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	1,600	(3)	(2)

DUB	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	400	(1)	0

GST	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	200	0	0

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	300	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	07/20/2022	1,500	(6)	(3)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.200	07/20/2022	400	(1)	(1)

MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	200	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	3,300	(5)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	200	0	0

						$(35)	$(17)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	20,200	$(97)	$(248)

Total Written Options							$(132)	$(265)

70	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	1,402	$(348)	$362	$14	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	ERADXULT Index	2,531	0.880% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/22/2023	$	5,527	$0	$(1)	$0	$(1)

JPM	Receive	ERADXULT Index	4,575	0.980% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/02/2022		9,991	0	(6)	0	(6)

MEI	Receive	ERADXULT Index	1,579	0.985% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/18/2022		3,457	0	(30)	0	(30)
	Receive	ERADXULT Index	2,060	0.890% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/02/2022		4,499	0	(3)	0	(3)

SOG	Receive	ERADXULT Index	51,572	0.792% (1-Month USD-LIBOR plus a specified spread)	Maturity	07/06/2022		119,831	0	(7,747)	0	(7,747)

									$0	$(7,787)	$0	$(7,787)

Total Swap Agreements									$(348)	$(7,425)	$14	$(7,787)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$127	$0	$14	$141	$0	$(6)	$0	$(6)	$135	$0	$135
BPS	60	0	0	60	(11)	(1)	(1)	(13)	47	0	47
BRC	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
CBK	0	0	0	0	(923)	0	0	(923)	(923)	902	(21)
DUB	3	0	0	3	(3)	0	0	(3)	0	0	0
GLM	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
HUS	4	0	0	4	(5)	0	0	(5)	(1)	0	(1)
JPM	115	0	0	115	0	(4)	(6)	(10)	105	0	105
MEI	0	0	0	0	0	0	(33)	(33)	(33)	0	(33)
MYC	0	0	0	0	0	(1)	0	(1)	(1)	(237)	(238)
MYI	12	0	0	12	(57)	0	0	(57)	(45)	0	(45)
NGF	0	227	0	227	0	(248)	0	(248)	(21)	0	(21)
RBC	74	0	0	74	(61)	0	0	(61)	13	0	13
SOG	0	0	0	0	0	0	(7,747)	(7,747)	(7,747)	6,725	(1,022)
UAG	45	0	0	45	(4)	0	0	(4)	41	0	41

Total Over the Counter	$440	$227	$14	$681	$(1,068)	$(265)	$(7,787)	$(9,120)

(i)

Securities with an aggregate market value of $7,627 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	71

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$58	$58
Swap Agreements	0	2	0	0	125	127

	$0	$2	$0	$0	$183	$185

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$440	$0	$440
Purchased Options	0	0	0	0	227	227
Swap Agreements	0	14	0	0	0	14

	$0	$14	$0	$440	$227	$681

	$0	$16	$0	$440	$410	$866

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$68	$68
Swap Agreements	0	1	0	0	89	90

	$0	$1	$0	$0	$157	$158

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,068	$0	$1,068
Written Options	0	17	0	0	248	265
Swap Agreements	0	0	7,787	0	0	7,787

	$0	$17	$7,787	$1,068	$248	$9,120

	$0	$18	$7,787	$1,068	$405	$9,278

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(907)	$0	$(5,058)	$(5,965)
Swap Agreements	0	1,052	0	0	(13,283)	(12,231)

	$0	$1,052	$(907)	$0	$(18,341)	$(18,196)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,517	$0	$3,517
Purchased Options	0	0	0	(9)	(17)	(26)
Written Options	0	379	0	1,094	695	2,168
Swap Agreements	0	171	262,132	0	(6)	262,297

	$0	$550	$262,132	$4,602	$672	$267,956

	$0	$1,602	$261,225	$4,602	$(17,669)	$249,760

72	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(33)	$0	$(6,449)	$(6,482)
Swap Agreements	0	(476)	0	0	4,497	4,021

	$0	$(476)	$(33)	$0	$(1,952)	$(2,461)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,175)	$0	$(3,175)
Purchased Options	0	0	0	(79)	(114)	(193)
Written Options	0	(115)	0	(232)	(108)	(455)
Swap Agreements	0	50	(228,611)	0	0	(228,561)

	$0	$(65)	$(228,611)	$(3,486)	$(222)	$(232,384)

	$0	$(541)	$(228,644)	$(3,486)	$(2,174)	$(234,845)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$2,304	$0	$2,304
Industrials	0	1,260	0	1,260
Municipal Bonds & Notes
Illinois	0	6	0	6
U.S. Government Agencies	0	2,418	0	2,418
Non-Agency Mortgage-Backed Securities	0	25,283	0	25,283
Asset-Backed Securities	0	21,906	0	21,906
Sovereign Issues	0	269	0	269
Short-Term Instruments
Repurchase Agreements	0	1,606	0	1,606
U.S. Treasury Bills	0	83,653	0	83,653
U.S. Treasury Cash Management Bills	0	2,697	0	2,697

	$0	$141,402	$0	$141,402

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,680	$0	$0	$1,680

Total Investments	$1,680	$141,402	$0	$143,082

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(2,763)	$0	$(2,763)
U.S. Government Agencies	0	(7,556)	0	(7,556)

	$0	$(10,319)	$0	$(10,319)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	14	171	0	185
Over the counter	0	681	0	681

	$14	$852	$0	$866

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(10)	(148)	0	(158)
Over the counter	0	(9,120)	0	(9,120)

	$(10)	$(9,268)	$0	$(9,278)

Total Financial Derivative Instruments	$4	$(8,416)	$0	$(8,412)

Totals	$1,684	$122,667	$0	$124,351

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	73

Schedule of Investments	PIMCO RAE PLUS Small Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.7%

CORPORATE BONDS & NOTES 5.0%

BANKING & FINANCE 3.1%

AIA Group Ltd.
3.375% due 04/07/2030		$200	$199

Aviation Capital Group LLC
4.375% due 01/30/2024		54	54

Bank of America Corp.
1.483% (SOFRRATE + 1.330%) due 04/02/2026 ~		500	505

Barclays PLC
4.972% due 05/16/2029 •		200	209

Credit Suisse Group AG
6.250% due 12/18/2024 •(e)(f)		200	202

Deutsche Bank AG
1.750% due 01/17/2028	EUR	100	107

Equinix, Inc.
1.550% due 03/15/2028		$200	177

Ford Motor Credit Co. LLC
3.375% due 11/13/2025		200	196
5.584% due 03/18/2024		200	206

Goldman Sachs Group, Inc.
2.124% (SOFRRATE + 1.850%) due 03/15/2028 ~		700	718

HSBC Holdings PLC
4.000% due 03/09/2026 •(e)(f)		200	190
4.300% due 03/08/2026		200	205
4.950% due 03/31/2030		200	214

Lloyds Banking Group PLC
4.550% due 08/16/2028		200	207
4.947% due 06/27/2025 •(e)(f)	EUR	200	229

Nomura Holdings, Inc.
3.103% due 01/16/2030		$200	189

Nykredit Realkredit AS
1.500% due 10/01/2053	DKK	16,000	2,147

Raymond James Financial, Inc.
4.650% due 04/01/2030		$82	87

Santander U.K. Group Holdings PLC
3.823% due 11/03/2028 •		253	249

Weyerhaeuser Co.
4.000% due 04/15/2030		82	85

WP Carey, Inc.
4.250% due 10/01/2026		245	253

			6,628

INDUSTRIALS 1.5%

Bacardi Ltd.
4.700% due 05/15/2028		200	208

BAT International Finance PLC
3.950% due 06/15/2025		261	260

Broadcom, Inc.
3.750% due 02/15/2051		100	90

Centene Corp.
4.625% due 12/15/2029		245	247

CVS Health Corp.
3.750% due 04/01/2030		82	84

CVS Pass-Through Trust
6.943% due 01/10/2030		156	175

DAE Funding LLC
1.625% due 02/15/2024		500	479

Expedia Group, Inc.
6.250% due 05/01/2025		100	107

Imperial Brands Finance PLC
3.500% due 07/26/2026		200	196

InterContinental Hotels Group PLC
2.125% due 05/15/2027	EUR	100	111

Kraft Heinz Foods Co.
5.000% due 07/15/2035		$17	18
5.200% due 07/15/2045		46	50

Magallanes, Inc.
4.054% due 03/15/2029		100	101

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.279% due 03/15/2032	$400	$402

Oracle Corp.
3.600% due 04/01/2040	82	71
3.850% due 04/01/2060	82	68

Southern Co.
3.700% due 04/30/2030	82	82

T-Mobile USA, Inc.
2.250% due 02/15/2026	100	94
2.875% due 02/15/2031	200	181

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024	164	167

		3,191

UTILITIES 0.4%

Edison International
5.750% due 06/15/2027	242	260

Exelon Corp.
4.050% due 04/15/2030	82	85

Southern California Edison Co.
3.700% due 08/01/2025	245	249

Sprint Corp.
7.125% due 06/15/2024	216	232

Verizon Communications, Inc.
3.550% due 03/22/2051	100	94

		920

Total Corporate Bonds & Notes (Cost $10,892)		10,739

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	88	97

Total Municipal Bonds & Notes (Cost $95)		97

U.S. GOVERNMENT AGENCIES 2.6%

Fannie Mae
0.537% due 09/25/2042 •	6	7
0.807% due 07/25/2037 •	11	11
0.837% due 07/25/2037 •	17	17
0.857% due 09/25/2035 ~	39	39
0.867% due 09/25/2035 •	82	82
1.057% due 01/25/2051 ~	30	31
1.177% due 06/25/2037 •	151	154
2.251% due 01/25/2031 ~(a)	478	60
5.393% due 03/25/2041 ~(a)	786	104
6.243% due 03/25/2036 •(a)	335	42
24.734% due 12/25/2036 •	19	25

Freddie Mac
0.777% due 03/15/2037 ~	145	146
1.097% due 08/15/2037 •	211	214
1.107% due 10/15/2037 •	35	36
1.117% due 05/15/2037 - 09/15/2037 •	246	250
5.000% due 04/15/2041	319	350
5.500% due 03/15/2034	104	112
6.073% due 07/15/2036 •(a)	435	63
6.303% due 04/15/2036 •(a)	80	8

Ginnie Mae
0.781% due 04/20/2068 •	460	458

Ginnie Mae, TBA
5.000% due 04/01/2052	400	418

U.S. Small Business Administration
4.430% due 05/01/2029	32	33

Uniform Mortgage-Backed Security, TBA
4.500% due 05/01/2052	2,700	2,788

Total U.S. Government Agencies (Cost $5,522)		5,448

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.8%

Adjustable Rate Mortgage Trust
2.583% due 09/25/2035 ^~	5	5
2.710% due 01/25/2036 ^~	505	435

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ		$137	$122

Banc of America Funding Trust
0.869% due 04/20/2047 ^•		17	17
2.496% due 09/20/2034 ~		4	4

Banc of America Mortgage Trust
2.557% due 01/25/2035 ~		16	16
2.624% due 02/25/2034 ~		11	11
3.675% due 05/25/2033 ~		1	1

Bear Stearns Adjustable Rate Mortgage Trust
2.067% due 04/25/2033 ~		6	6
2.396% due 08/25/2033 ~		14	13
2.400% due 02/25/2036 •		8	8
2.500% due 02/25/2033 ~		1	1
2.570% due 01/25/2033 ~		170	176
2.711% due 01/25/2035 ~		1	1
2.731% due 11/25/2034 ~		1	1
3.018% due 11/25/2034 ~		7	7
3.039% due 07/25/2034 ~		26	25

Bear Stearns ALT-A Trust
0.797% due 12/25/2046 ^•		19	18
0.957% due 01/25/2036 ^•		29	43
2.169% due 10/25/2033 ~		1	1
2.549% due 10/25/2035 ^~		268	250
2.677% due 11/25/2035 ^~		303	291

Chase Mortgage Finance Trust
2.787% due 12/25/2035 ^~		33	31
2.860% due 09/25/2036 ^~		50	45
6.000% due 11/25/2036 ^		119	71
6.000% due 12/25/2036		61	37

ChaseFlex Trust
0.757% due 07/25/2037 •		204	194

Citigroup Mortgage Loan Trust
2.821% due 08/25/2035 ^~		19	16
3.185% due 09/25/2037 ^~		206	195

Citigroup Mortgage Loan Trust, Inc.
2.660% due 08/25/2035 ~		7	7

Countrywide Alternative Loan Trust
0.797% due 11/25/2036 «•		1	0
0.837% due 09/25/2046 ^•		274	269
0.857% due 08/25/2037 •		52	37
0.909% due 05/20/2046 ^•		17	15
1.017% due 02/25/2037 •		100	86
1.047% due 11/20/2035 •		25	24
1.089% due 12/20/2035 •		210	200
1.097% due 11/25/2035 •		1,069	932
1.141% due 12/25/2035 •		29	28
1.541% due 08/25/2035 •		12	12
1.621% due 01/25/2036 •		60	59
5.500% due 07/25/2035 ^		1	1
5.500% due 11/25/2035		22	17
6.250% due 08/25/2036		576	438

Countrywide Home Loan Mortgage Pass-Through Trust
1.117% due 02/25/2035		19	17
2.407% due 10/20/2034 ~		85	85
2.505% due 02/20/2035 ~		1	1
2.696% due 11/25/2034 ~		58	58
3.095% due 08/25/2034 ~		6	6

Credit Suisse First Boston Mortgage Securities Corp.
5.250% due 09/25/2035		1,093	1,039

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 03/25/2037 ^		71	53

Credit Suisse Mortgage Capital Trust
2.942% due 12/26/2059 ~		384	381

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.117% due 02/25/2036 •		684	698
1.207% due 10/25/2047 •		938	860

Eurohome UK Mortgages PLC
1.187% due 06/15/2044 •	GBP	87	111

European Loan Conduit DAC
1.000% due 02/17/2030 •	EUR	490	538

GSR Mortgage Loan Trust
2.798% due 11/25/2035 ~		$12	12
2.910% due 09/25/2035 ~		2	2
5.500% due 01/25/2037		47	56
6.000% due 02/25/2036 ^		1,079	629
6.000% due 07/25/2037 ^		284	235

74	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HarborView Mortgage Loan Trust
0.689% due 12/19/2036 ^•	$607	$619
0.789% due 12/19/2036 ^•	41	37
0.889% due 05/19/2035 •	921	881
0.929% due 06/19/2035 •	257	256
3.250% due 06/19/2036 ^~	297	203

IndyMac INDX Mortgage Loan Trust
0.637% due 02/25/2037 ^•	338	332
1.097% due 07/25/2045 •	17	15
2.987% due 06/25/2036 ~	608	602

JP Morgan Alternative Loan Trust
2.659% due 05/25/2036 ^~	289	207

JP Morgan Chase Commercial Mortgage Securities Trust
2.450% due 12/15/2031 •	212	210

JP Morgan Mortgage Trust
2.314% due 07/25/2035 ~	17	17
2.552% due 07/25/2035 ~	106	106
2.560% due 10/25/2036 ~	23	19
2.899% due 04/25/2037 ~	18	16
3.023% due 10/25/2036 ^~	145	121
5.750% due 01/25/2036 ^	9	6

Legacy Mortgage Asset Trust
1.892% due 10/25/2066 þ	866	841
1.991% due 09/25/2060 ~	182	181

Lehman XS Trust
0.707% due 08/25/2037 •	327	317
1.307% due 09/25/2047 •	253	256

Luminent Mortgage Trust
1.177% due 04/25/2036 •	143	128

MASTR Adjustable Rate Mortgages Trust
2.454% due 07/25/2035 ^~	39	36
2.474% due 10/25/2033 ~	237	196

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.837% due 12/15/2030 ~	6	6

Merrill Lynch Alternative Note Asset Trust
0.857% due 03/25/2037 •	1,896	635
1.057% due 03/25/2037 •	386	132

Merrill Lynch Mortgage Investors Trust
2.033% due 05/25/2033 ~	21	22
2.898% due 09/25/2035 ^~	113	100

Morgan Stanley Mortgage Loan Trust
1.992% due 06/25/2036 ~	8	8

Morgan Stanley Re-REMIC Trust
0.648% due 02/26/2037 •	118	115
5.250% due 05/26/2037 ~	98	68

Mortgage Equity Conversion Asset Trust
2.020% due 05/25/2042 •	514	500

New Residential Mortgage Loan Trust
3.500% due 10/25/2059 ~	276	275

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ	12	7

PHH Alternative Mortgage Trust
0.777% due 02/25/2037 •	801	619

Prime Mortgage Trust
6.000% due 06/25/2036 ^	38	37

Residential Accredit Loans, Inc. Trust
0.757% due 02/25/2037 •	293	299
0.817% due 07/25/2036 •	960	478
0.827% due 08/25/2036 •	515	496
6.000% due 08/25/2036 ^	65	61

Structured Adjustable Rate Mortgage Loan Trust
0.757% due 10/25/2035 •	2	2
0.757% due 08/25/2036 ^•	168	126
1.541% due 01/25/2035 ^•	5	5
2.459% due 02/25/2034 ~	3	3
3.478% due 11/25/2035 ^~	281	267

Structured Asset Mortgage Investments Trust
0.917% due 02/25/2036 ^•	384	340
1.017% due 02/25/2036 ^•	4	4
1.149% due 02/19/2035 •	9	9

Thornburg Mortgage Securities Trust
3.261% due 06/25/2047 ^•	347	300
3.261% due 06/25/2047 •	1	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
0.951% due 07/25/2047 •		$157	$140
1.017% due 11/25/2045 •		20	19
1.021% due 10/25/2046 ^•		1,732	1,633
1.723% due 08/25/2046 •		163	157
1.723% due 10/25/2046 •		21	20
1.723% due 12/25/2046 ~		64	64
2.673% due 06/25/2037 ^~		42	40
3.110% due 02/25/2037 ^~		85	83

Washington Mutual Mortgage Pass-Through Certificates Trust
0.891% due 02/25/2047 ^•		724	706

Wells Fargo Alternative Loan Trust
2.553% due 07/25/2037 ^~		18	16
6.250% due 07/25/2037 ^		544	512

Wells Fargo Mortgage-Backed Securities Trust
2.733% due 12/25/2036 ^~		113	112

Total Non-Agency Mortgage-Backed Securities (Cost $21,719)			22,966

ASSET-BACKED SECURITIES 17.2%

ACE Securities Corp. Home Equity Loan Trust
0.577% due 10/25/2036 •		3	1
2.257% due 10/25/2032 •		4	4

Ares European CLO
0.660% due 10/15/2030 •	EUR	500	548

Argent Securities Trust
0.567% due 09/25/2036 ~		$324	131

Bain Capital Euro DAC
0.740% due 01/20/2032 •	EUR	500	549

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		$80	80

Bear Stearns Asset-Backed Securities Trust
0.697% due 06/25/2047 •		676	675

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	800	874

Cairn CLO DAC
0.600% due 04/30/2031 •		600	661
0.780% due 10/15/2031 •		600	656

Citigroup Mortgage Loan Trust
0.607% due 12/25/2036 •		$1,488	701
0.637% due 01/25/2037 •		1,750	1,478
0.657% due 05/25/2037 •		1,022	815
0.777% due 09/25/2036 •		2,149	1,797

Countrywide Asset-Backed Certificates
0.597% due 04/25/2047 •		314	306
0.607% due 06/25/2047 ^•		107	107
0.857% due 02/25/2037 •		246	231
0.997% due 03/25/2036 •		409	386
1.057% due 06/25/2036 •		131	131

Countrywide Asset-Backed Certificates Trust
0.647% due 06/25/2047 •		4	4

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	750	820

Fremont Home Loan Trust
0.617% due 08/25/2036 •		$4,381	1,744
1.117% due 01/25/2036 •		300	296

GSAA Home Equity Trust
0.697% due 06/25/2036 •		282	79

GSAMP Trust
0.507% due 12/25/2046 •		673	406
0.627% due 12/25/2036 •		1,372	819

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	700	767
0.760% due 07/15/2031 •		600	652

Home Equity Mortgage Loan Asset-Backed Trust
0.667% due 04/25/2037 •		$124	97

HSI Asset Securitization Corp. Trust
0.637% due 04/25/2037 ~		738	564
0.677% due 12/25/2036 •		3,774	1,310

JP Morgan Mortgage Acquisition Trust
0.757% due 07/25/2036 •		276	155

Jubilee CLO DAC
0.610% due 04/15/2030 •	EUR	600	658

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Laurelin DAC
0.720% due 10/20/2031 •	EUR	700	$766

LendingClub Receivables Trust
3.750% due 01/15/2027		$458	457
3.750% due 12/15/2045		260	260
4.000% due 08/15/2025		344	344

Long Beach Mortgage Loan Trust
0.757% due 05/25/2036 •		246	161
0.997% due 05/25/2046 ~		1,528	616
1.432% due 04/25/2035 ~		489	487

Man GLG Euro CLO DAC
0.690% due 12/15/2031 •	EUR	700	769

Massachusetts Educational Financing Authority
1.208% due 04/25/2038 •		$59	59

MASTR Asset-Backed Securities Trust
0.507% due 01/25/2037 •		5,708	2,048
0.777% due 10/25/2036 •		1,316	812
0.937% due 03/25/2036 •		200	154

MFA Trust
2.363% due 03/25/2060 þ		351	344

Morgan Stanley ABS Capital, Inc. Trust
0.587% due 01/25/2037 ~		1,066	607
0.587% due 02/25/2037 •		1,324	683
0.592% due 11/25/2036 •		1,994	1,501
0.597% due 08/25/2036 ~		1,791	1,090
0.667% due 01/25/2037 •		973	559

Morgan Stanley Dean Witter Capital, Inc. Trust
1.437% due 02/25/2033 •		202	200

Morgan Stanley Mortgage Loan Trust
0.797% due 11/25/2036 •		135	50
1.177% due 04/25/2037 •		153	59

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.787% due 10/25/2036 ^•		661	157

NovaStar Mortgage Funding Trust
0.777% due 10/25/2036 •		945	667

Ownit Mortgage Loan Trust
1.357% due 10/25/2036 ^~		138	139

Pretium Mortgage Credit Partners LLC
2.240% due 09/27/2060 þ		371	358

RAAC Trust
0.967% due 08/25/2036 •		28	28

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		1,603	732

Residential Asset Securities Corp. Trust
0.757% due 08/25/2036 •		27	27

Securitized Asset-Backed Receivables LLC Trust
0.617% due 08/25/2036 •		1,020	414
0.937% due 07/25/2036 •		498	262
1.417% due 01/25/2036 ^•		779	732

Soundview Home Loan Trust
0.537% due 06/25/2037 •		257	193
0.717% due 02/25/2037 •		583	204
1.357% due 10/25/2037 •		1,475	1,323

Structured Asset Securities Corp. Mortgage Loan Trust
0.592% due 07/25/2036 •		151	149
0.797% due 12/25/2036 •		79	78

Theorem Funding Trust
1.850% due 02/15/2028		664	656

Total Asset-Backed Securities (Cost $36,888)			36,647

SOVEREIGN ISSUES 0.2%

Argentina Government International Bond
0.500% due 07/09/2030 þ		497	151
1.125% due 07/09/2035 þ		326	94
1.400% due 03/25/2023 (d)	ARS	33,728	178
1.450% due 08/13/2023 (d)		6,928	37

Total Sovereign Issues (Cost $568)			460

SHORT-TERM INSTRUMENTS 66.9%

REPURCHASE AGREEMENTS (g) 1.3%
			2,671

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	75

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 39.3%
0.331% due 04/12/2022 - 06/23/2022 (b)(c)(i)	$83,900	$83,865

U.S. TREASURY CASH MANAGEMENT BILLS 26.3%
0.460% due 05/17/2022 - 07/19/2022 (b)(c)(k)	56,200	56,129

Total Short-Term Instruments (Cost $142,663)		142,665

Total Investments in Securities (Cost $218,347)		219,022

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	14,828	$144

Total Short-Term Instruments (Cost $146)		144

Total Investments in Affiliates (Cost $146)		144

MARKET VALUE (000S)
Total Investments 102.8% (Cost $218,493)	$219,166

Financial Derivative Instruments (h)(j) 4.9% (Cost or Premiums, net $1,570)	10,441

Other Assets and Liabilities, net (7.7)%	(16,370)

Net Assets 100.0%	$213,237

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Principal amount of security is adjusted for inflation.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$2,671	U.S. Treasury Bills 0.000% due 08/04/2022	$(2,724)	$2,671	$2,671

Total Repurchase Agreements						$(2,724)	$2,671	$2,671

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (5.4)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2037	$	2,000	$(1,976)	$(1,943)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2052		5,900	(5,653)	(5,478)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052		3,900	(3,723)	(3,713)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2052		400	(431)	(421)

Total U.S. Government Agencies					(11,783)	(11,555)

Sovereign Issues (0.7)%
Canada Government International Bond	2.750%	12/01/2048	CAD	1,700	(1,413)	(1,468)

Total Short Sales (6.1)%					$(13,196)	$(13,023)

76	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$2,671	$0	$0	0	$2,671	$(2,724)	$(53)

Master Securities Forward Transaction Agreement
TDM	$0	$0	$0	(1,468)	$(1,468)	$0	$(1,468)

Total Borrowings and Other Financing Transactions	$2,671	$0	$0	(1,468)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $14 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(1,481) at a weighted average interest rate of (0.253%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
E-mini Russell 2000 Index June Futures	06/2022	10	$	1,033	$45	$0	$(11)
U.S. Treasury 30-Year Bond June Futures	06/2022	13		1,951	(59)	8	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	36		6,377	(256)	39	0

					$(270)	$47	$(11)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2022	7	$	(1,229)	$39	$2	$(12)
Euro-Buxl 30-Year Bond June Futures	06/2022	2		(412)	17	0	(6)
U.S. Treasury 2-Year Note June Futures	06/2022	88		(18,649)	258	0	(14)
U.S. Treasury 5-Year Note June Futures	06/2022	18		(2,064)	53	0	(3)
U.S. Treasury 10-Year Note June Futures	06/2022	161		(19,783)	561	0	(40)

					$928	$2	$(75)

Total Futures Contracts					$658	$49	$(86)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Exelon Generation Co. LLC	1.000%	Quarterly	12/20/2024	0.459%	$ 100	$1	$0	$1	$0	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	1.016	EUR 400	(26)	26	0	0	0

						$(25)	$26	$1	$0	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	77

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-38 5-Year Index	5.000%	Quarterly	06/20/2027	$200	$ 10	$2	$12	$0	$0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	9,800	197	(26)	171	0	(1)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	9,800	140	20	160	0	(1)

					$ 347	$(4)	$343	$0	$(2)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	4,700	$(456)	$(58)	$(514)	$20	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		3,300	699	14	713	0	(37)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028	$	800	5	(49)	(44)	1	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		2,900	(94)	(136)	(230)	4	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	12/15/2031		700	15	(52)	(37)	2	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		3,100	(87)	(171)	(258)	10	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	1,300	236	(268)	(32)	10	0
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		400	33	(77)	(44)	3	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026	CNY	12,900	(22)	(1)	(23)	2	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		12,900	4	19	23	0	(2)
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		12,900	(23)	0	(23)	2	0
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		12,900	5	18	23	0	(2)
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		25,700	29	33	62	0	(3)
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		25,700	(62)	0	(62)	3	0
Pay	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024	$	25,700	0	(1,232)	(1,232)	11	0
Pay	3-Month USD-LIBOR	0.370	Semi-Annual	08/04/2024		12,300	(76)	(536)	(612)	4	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		1,900	(23)	(293)	(316)	14	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		8,700	1,782	159	1,941	0	(61)
Pay(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	5,300	(480)	(99)	(579)	37	0
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		1,700	188	69	257	0	(17)
Receive	CPURNSA	2.487	Maturity	12/07/2051	$	2,200	0	169	169	0	(36)
Pay	UKRPI	3.400	Maturity	01/15/2030	GBP	3,800	162	(1,003)	(841)	0	(56)
Receive	UKRPI	4.250	Maturity	11/15/2031		1,900	39	144	183	28	0

							$1,874	$(3,350)	$(1,476)	$151	$(214)

Total Swap Agreements							$2,196	$(3,328)	$(1,132)	$151	$(216)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$49	$151	$200	$0	$(86)	$(216)	$(302)

(i)

Securities with an aggregate market value of $1,905 and cash of $1,123 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

78	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2022		$1,526	CAD	1,960	$42	$0
	04/2022		5,441	ILS	17,399	11	0

BPS	04/2022	CAD	183		$144	0	(3)
	04/2022	EUR	99		107	0	(2)
	04/2022	GBP	281		377	8	0
	04/2022		$1,446	CAD	1,805	0	(3)
	05/2022		83	ZAR	1,319	6	0
	06/2022		2,054	ILS	6,678	43	0
	08/2022		336	ZAR	5,365	25	0
	11/2022		125		2,002	8	0

CBK	04/2022	ILS	17,399		$5,337	0	(115)
	04/2022	MXN	9,999		461	0	(41)
	05/2022	CNH	63		10	0	0
	05/2022	ZAR	1,319		84	0	(5)
	08/2022	ILS	11,364		3,500	0	(77)

DUB	04/2022		$476	DKK	3,224	4	0
	07/2022	DKK	3,212		$476	0	(4)

GLM	11/2022	ZAR	1,611		100	0	(7)

HUS	04/2022	CAD	1,989		1,575	0	(16)
	04/2022	GBP	113		150	2	0
	04/2022		$225	EUR	205	2	0
	04/2022		451	GBP	344	2	0

JPM	05/2022	CNH	104		$16	0	0
	05/2022		$2,292	MXN	47,584	88	0

MBC	05/2022	CNH	107		$17	0	0

MYI	04/2022	BRL	1,436		275	0	(26)
	04/2022	CAD	3,689		2,928	2	(25)
	04/2022		$291	BRL	1,436	11	0
	04/2022		1,601	DKK	10,835	10	0
	04/2022		8,797	EUR	7,900	0	(58)
	05/2022	BRL	1,436		$289	0	(10)
	05/2022	EUR	7,900		8,804	58	0
	07/2022	DKK	11,209		1,663	0	(10)

RBC	04/2022		$1,578	CAD	2,005	26	0
	06/2022	MXN	37,593		$1,825	0	(41)
	08/2022	ZAR	5,365		341	0	(20)

SCX	04/2022	EUR	8,006		9,003	147	0
	05/2022	CNH	107		17	0	0

SOG	06/2022		$1,403	ILS	4,565	31	0

UAG	04/2022	DKK	14,640		$2,243	65	0

Total Forward Foreign Currency Contracts						$591	$(463)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	16,200	$156	$354

Total Purchased Options							$156	$354

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	79

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200%	07/20/2022	400	$ (1)	$ (1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	400	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	700	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	2,800	(4)	(2)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	400	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	100	(1)	0

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	400	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	2,400	(5)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	600	(4)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	300	0	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	2,200	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	1,300	(2)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	2,000	(4)	(2)

CBK	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	300	0	0

DUB	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	1,500	(2)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	500	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	1,200	(2)	(1)

GST	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	700	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	300	0	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	400	(1)	(1)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	1,400	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	07/20/2022	800	(3)	(1)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.200	07/20/2022	200	(1)	0

MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	400	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	3,600	(5)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	800	(1)	(1)

						$(47)	$(21)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	31,400	$(151)	$(387)

Total Written Options							$(198)	$(408)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	2,368	$(584)	$608	$24	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	ERAUSST Index	12,827	0.502% (1-Month USD-LIBOR plus a specified spread)	Maturity	07/01/2022	$	76,877	$0	$(273)	$0	$(273)

BPS	Receive	ERAUSST Index	4,682	0.506% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/18/2022		25,535	0	2,413	2,413	0

JPM	Receive	ERAUSST Index	774	0.520% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/11/2022		4,632	0	0	0	0
	Receive	ERAUSST Index	7,986	0.621% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/08/2022		42,443	0	5,236	5,236	0
	Receive	ERAUSST Index	9,330	0.599% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2022		52,654	0	3,069	3,069	0

									$0	$10,445	$10,718	$(273)

Total Swap Agreements									$(584)	$11,053	$10,742	$(273)

80	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$53	$0	$24	$77	$0	$(5)	$(273)	$(278)	$(201)	$(670)	$(871)
BPS	90	0	2,413	2,503	(8)	0	0	(8)	2,495	(2,820)	(325)
BRC	0	0	0	0	0	(9)	0	(9)	(9)	0	(9)
CBK	0	0	0	0	(238)	0	0	(238)	(238)	281	43
DUB	4	0	0	4	(4)	(1)	0	(5)	(1)	0	(1)
GLM	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
GST	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
HUS	6	0	0	6	(16)	0	0	(16)	(10)	0	(10)
JPM	88	0	8,305	8,393	0	(2)	0	(2)	8,391	(9,943)	(1,552)
MYC	0	0	0	0	0	(3)	0	(3)	(3)	(110)	(113)
MYI	81	0	0	81	(129)	0	0	(129)	(48)	0	(48)
NGF	0	354	0	354	0	(387)	0	(387)	(33)	0	(33)
RBC	26	0	0	26	(61)	0	0	(61)	(35)	0	(35)
SCX	147	0	0	147	0	0	0	0	147	(260)	(113)
SOG	31	0	0	31	0	0	0	0	31	0	31
UAG	65	0	0	65	0	0	0	0	65	0	65

Total Over the Counter	$591	$354	$10,742	$11,687	$(463)	$(408)	$(273)	$(1,144)

(k)

Securities with an aggregate market value of $281 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	81

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$49	$49
Swap Agreements	0	0	0	0	151	151

	$0	$0	$0	$0	$200	$200

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$591	$0	$591
Purchased Options	0	0	0	0	354	354
Swap Agreements	0	24	10,718	0	0	10,742

	$0	$24	$10,718	$591	$354	$11,687

	$0	$24	$10,718	$591	$554	$11,887

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$11	$0	$75	$86
Swap Agreements	0	2	0	0	214	216

	$0	$2	$11	$0	$289	$302

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$463	$0	$463
Written Options	0	21	0	0	387	408
Swap Agreements	0	0	273	0	0	273

	$0	$21	$273	$463	$387	$1,144

	$0	$23	$284	$463	$676	$1,446

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(74)	$0	$1,947	$1,873
Swap Agreements	0	369	0	0	(4,822)	(4,453)

	$0	$369	$(74)	$0	$(2,875)	$(2,580)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,055	$0	$2,055
Purchased Options	0	0	0	(5)	(49)	(54)
Written Options	0	218	0	622	337	1,177
Swap Agreements	0	126	318,008	0	(3)	318,131

	$0	$344	$318,008	$2,672	$285	$321,309

	$0	$713	$317,934	$2,672	$(2,590)	$318,729

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$45	$0	$(4,351)	$(4,306)
Swap Agreements	0	(34)	0	0	(652)	(686)

	$0	$(34)	$45	$0	$(5,003)	$(4,992)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(822)	$0	$(822)
Purchased Options	0	0	0	(44)	88	44
Written Options	0	(47)	0	(133)	(163)	(343)
Swap Agreements	0	85	(233,669)	0	0	(233,584)

	$0	$38	$(233,669)	$(999)	$(75)	$(234,705)

	$0	$4	$(233,624)	$(999)	$(5,078)	$(239,697)

82	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$6,628	$0	$6,628
Industrials	0	3,191	0	3,191
Utilities	0	920	0	920
Municipal Bonds & Notes
Illinois	0	97	0	97
U.S. Government Agencies	0	5,448	0	5,448
Non-Agency Mortgage-Backed Securities	0	22,966	0	22,966
Asset-Backed Securities	0	36,647	0	36,647
Sovereign Issues	0	460	0	460
Short-Term Instruments
Repurchase Agreements	0	2,671	0	2,671
U.S. Treasury Bills	0	83,865	0	83,865
U.S. Treasury Cash Management Bills	0	56,129	0	56,129

	$0	$219,022	$0	$219,022

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$144	$0	$0	$144

Total Investments	$144	$219,022	$0	$219,166

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(1,468)	$0	$(1,468)
U.S. Government Agencies	0	(11,555)	0	(11,555)

	$0	$(13,023)	$0	$(13,023)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2	198	0	200
Over the counter	0	11,687	0	11,687

	$2	$11,885	$0	$11,887

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(29)	(273)	0	(302)
Over the counter	0	(1,144)	0	(1,144)

	$(29)	$(1,417)	$0	$(1,446)

Total Financial Derivative Instruments	$(27)	$10,468	$0	$10,441

Totals	$117	$216,467	$0	$216,584

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	83

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.8%

CORPORATE BONDS & NOTES 18.8%

BANKING & FINANCE 11.8%

AerCap Ireland Capital DAC
3.300% due 01/23/2023		$400	$401
4.125% due 07/03/2023		2,047	2,060

American Tower Corp.
1.000% due 01/15/2032	EUR	1,800	1,756
3.800% due 08/15/2029		$1,686	1,680

Argentum Netherlands BV for Swiss Re Ltd.
5.750% due 08/15/2050 •		1,200	1,237

ASR Nederland NV
5.125% due 09/29/2045 •	EUR	300	363

Aviation Capital Group LLC
4.375% due 01/30/2024		$120	120

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		1,567	1,387

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(f)(g)	EUR	600	687

Banco BTG Pactual SA
4.500% due 01/10/2025		$1,745	1,734

Bank of America Corp.
1.483% (SOFRRATE + 1.330%) due 04/02/2026 ~		1,100	1,110
3.974% due 02/07/2030 •		1,446	1,471

Barclays PLC
1.839% (US0003M + 1.380%) due 05/16/2024 ~		2,529	2,542
4.972% due 05/16/2029 •		800	838
7.125% due 06/15/2025 •(f)(g)	GBP	1,142	1,582
7.250% due 03/15/2023 •(f)(g)		400	541
8.000% due 06/15/2024 •(f)(g)		$872	923

Credit Suisse Group AG
3.750% due 03/26/2025		1,000	997
6.375% due 08/21/2026 •(f)(g)		872	863
7.500% due 07/17/2023 •(f)(g)		940	957
7.500% due 12/11/2023 •(f)(g)		800	830

Danske Bank AS
1.863% (US0003M + 1.060%) due 09/12/2023 ~		1,100	1,103

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	400	434
1.625% due 01/20/2027		700	755
1.649% (US0003M + 1.190%) due 11/16/2022 ~		$963	966
1.738% (US0003M + 1.230%) due 02/27/2023 ~		2,529	2,543
1.750% due 01/17/2028	EUR	100	107
3.547% due 09/18/2031 •		$3,450	3,259

Discover Bank
4.650% due 09/13/2028		1,544	1,605

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		144	143

Equinix, Inc.
1.550% due 03/15/2028		700	619

Equitable Holdings, Inc.
4.350% due 04/20/2028		603	617

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	604	673

Ford Motor Credit Co. LLC
1.383% (US0003M + 1.080%) due 08/03/2022 ~		$300	299
1.741% (US0003M + 1.235%) due 02/15/2023 ~		500	496
3.350% due 11/01/2022		1,000	1,003
5.584% due 03/18/2024		200	206

General Motors Financial Co., Inc.
1.199% (US0003M + 0.990%) due 01/05/2023 ~		61	61
2.306% (US0003M + 1.310%) due 06/30/2022 ~		240	241

Goldman Sachs Group, Inc.
2.124% (SOFRRATE + 1.850%) due 03/15/2028 ~		400	410

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.223% due 05/01/2029 •		$1,446	$1,482

HSBC Holdings PLC
2.848% due 06/04/2031 •		600	556
2.999% due 03/10/2026 •		3,200	3,140
4.292% due 09/12/2026 •		400	406
5.250% due 09/16/2022 •(f)(g)	EUR	700	785

International Lease Finance Corp.
5.875% due 08/15/2022		$120	121

Lloyds Banking Group PLC
4.550% due 08/16/2028		1,200	1,239
4.947% due 06/27/2025 •(f)(g)	EUR	200	229
7.500% due 09/27/2025 •(f)(g)		$872	927

Mizuho Financial Group, Inc.
3.477% due 04/12/2026		1,678	1,673

Nationwide Building Society
4.363% due 08/01/2024 •		1,008	1,024

Natwest Group PLC
2.516% (US0003M + 1.550%) due 06/25/2024 ~		1,074	1,084
4.519% due 06/25/2024 •		1,074	1,091
4.892% due 05/18/2029 •		2,468	2,569
8.000% due 08/10/2025 •(f)(g)		872	948

Nissan Motor Acceptance Co. LLC
2.600% due 09/28/2022		782	782
2.650% due 07/13/2022		61	61

Nomura Holdings, Inc.
2.648% due 01/16/2025		1,612	1,570

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	9,100	1,219

Nykredit Realkredit AS
1.500% due 10/01/2053		41,100	5,515

Realkredit Danmark AS
1.500% due 10/01/2053		12,200	1,639

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •		$1,476	1,510
6.750% due 06/24/2024 •(f)(g)	GBP	900	1,223

Societe Generale SA
7.875% due 12/18/2023 •(f)(g)		$300	314

Stellantis Finance U.S., Inc.
2.691% due 09/15/2031		2,300	2,023

Sumitomo Mitsui Financial Group, Inc.
3.040% due 07/16/2029		1,678	1,616

UBS AG
5.125% due 05/15/2024 (g)		2,348	2,406

Wells Fargo & Co.
0.625% due 03/25/2030	EUR	2,100	2,103
0.625% due 08/14/2030		1,200	1,200
1.741% due 05/04/2030 •		2,000	2,179
2.879% due 10/30/2030 •		$1,600	1,522
3.000% due 02/19/2025		542	541

WPC Eurobond BV
2.250% due 04/09/2026	EUR	1,745	1,951

			86,267

INDUSTRIALS 5.9%

Aker BP ASA
2.875% due 01/15/2026		$450	438

Bacardi Ltd.
2.750% due 07/15/2026		100	97
4.700% due 05/15/2028		300	312

BAT Capital Corp.
3.222% due 08/15/2024		61	61

BAT International Finance PLC
1.668% due 03/25/2026		1,200	1,103
3.950% due 06/15/2025		120	119

Boeing Co.
2.750% due 02/01/2026		700	679

Bristol-Myers Squibb Co.
3.400% due 07/26/2029		447	455

Broadcom, Inc.
2.450% due 02/15/2031		700	626
3.469% due 04/15/2034		1,300	1,207
3.500% due 02/15/2041		400	357

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.750% due 02/15/2051		$200	$180

Caterpillar, Inc.
2.600% due 09/19/2029		1,566	1,523

Charter Communications Operating LLC
1.967% (US0003M + 1.650%) due 02/01/2024 ~		2,108	2,150
4.908% due 07/23/2025		2,148	2,230

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		700	699

Comcast Corp.
4.150% due 10/15/2028		1,385	1,458

DAE Funding LLC
1.625% due 02/15/2024		900	862
2.625% due 03/20/2025		400	381
3.375% due 03/20/2028		500	470

Dell International LLC
4.900% due 10/01/2026		100	105
5.300% due 10/01/2029		300	327
5.850% due 07/15/2025		100	107

Energy Transfer LP
4.250% due 03/15/2023		240	243

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	1,324	1,451

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		$2,348	2,317

Imperial Brands Finance PLC
3.125% due 07/26/2024		2,588	2,566
3.500% due 07/26/2026		200	196

INEOS Finance PLC
2.125% due 11/15/2025	EUR	1,625	1,740

Magallanes, Inc.
4.054% due 03/15/2029		$400	402
4.279% due 03/15/2032		1,500	1,509

Micron Technology, Inc.
5.327% due 02/06/2029		843	913

MPLX LP
2.650% due 08/15/2030		800	734

Nakilat, Inc.
6.067% due 12/31/2033		857	969

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		800	799
3.522% due 09/17/2025		1,500	1,472
4.345% due 09/17/2027		1,800	1,777
4.810% due 09/17/2030		800	795

Perrigo Finance Unlimited Co.
3.900% due 06/15/2030		800	753

Pfizer, Inc.
3.450% due 03/15/2029		1,446	1,489

Sands China Ltd.
3.100% due 03/08/2029		500	427
3.250% due 08/08/2031		500	410
3.800% due 01/08/2026		500	476
5.125% due 08/08/2025		2,646	2,636

Saudi Arabian Oil Co.
3.250% due 11/24/2050		800	688

T-Mobile USA, Inc.
2.050% due 02/15/2028		800	732
2.250% due 02/15/2026		400	377
2.700% due 03/15/2032		300	273
3.375% due 04/15/2029		500	476
3.500% due 04/15/2031		600	566

			43,132

UTILITIES 1.1%

American Water Capital Corp.
3.450% due 06/01/2029		1,446	1,449

AT&T, Inc.
2.250% due 02/01/2032		400	355

Edison International
5.750% due 06/15/2027		542	582

Pacific Gas & Electric Co.
3.000% due 06/15/2028		500	466
4.550% due 07/01/2030		800	795

84	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petrobras Global Finance BV
5.093% due 01/15/2030		$174	$174

Rio Oil Finance Trust
9.250% due 07/06/2024		107	112

Southern California Edison Co.
3.650% due 03/01/2028		1,145	1,146

Southern Co. Gas Capital Corp.
1.750% due 01/15/2031		1,900	1,628

Sprint Communications, Inc.
6.000% due 11/15/2022		120	123

Sprint Corp.
7.125% due 06/15/2024		301	323
7.875% due 09/15/2023		662	704

			7,857

Total Corporate Bonds & Notes (Cost $142,649)			137,256

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		90	99

Total Municipal Bonds & Notes (Cost $88)			99

U.S. GOVERNMENT AGENCIES 6.8%

Fannie Mae
5.393% due 03/25/2041 ~(a)		1,760	232
6.243% due 03/25/2036 •(a)		751	95
24.734% due 12/25/2036 •		44	57

Freddie Mac
4.000% due 01/01/2048 - 03/01/2049		1,483	1,523
6.073% due 07/15/2036 •(a)		973	141
6.303% due 04/15/2036 •(a)		179	19

Ginnie Mae
0.781% due 04/20/2068 •		1,031	1,025
1.750% due 11/20/2044 •		338	344

Ginnie Mae, TBA
5.000% due 04/01/2052		5,400	5,648

Uniform Mortgage-Backed Security
3.500% due 06/01/2045 - 04/01/2048		9,412	9,522

Uniform Mortgage-Backed Security, TBA
3.500% due 06/01/2052		3,600	3,587
4.500% due 05/01/2052		26,700	27,574

Total U.S. Government Agencies (Cost $49,670)			49,767

U.S. TREASURY OBLIGATIONS 1.9%

U.S. Treasury Inflation Protected Securities (e)
0.750% due 02/15/2045		119	137
1.375% due 02/15/2044		10,986	14,098

Total U.S. Treasury Obligations (Cost $14,330)			14,235

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.6%

Adjustable Rate Mortgage Trust
2.583% due 09/25/2035 ^~		12	11
2.710% due 01/25/2036 ^~		1,130	974

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ		306	273

Avon Finance PLC
1.197% due 09/20/2048 •	GBP	7,678	10,082

Banc of America Funding Trust
0.869% due 04/20/2047 ^•		$39	39
2.496% due 09/20/2034 ~		8	8

BCAP LLC Trust
5.250% due 04/26/2037		56	38

BDS Ltd.
1.464% due 09/15/2035 •		3,061	3,026

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
2.067% due 04/25/2033 ~		$14	$14
2.396% due 08/25/2033 ~		30	30
2.500% due 02/25/2033 ~		3	3
2.570% due 01/25/2033 ~		382	394
2.711% due 01/25/2035 ~		3	3
2.744% due 02/25/2034 ~		4	4
3.039% due 07/25/2034 ~		59	57

Bear Stearns ALT-A Trust
0.957% due 01/25/2036 ^•		65	96
2.169% due 10/25/2033 ~		2	2
2.627% due 05/25/2035 ~		23	23

Citigroup Mortgage Loan Trust, Inc.
1.860% due 09/25/2035 •		2	2

Countrywide Alternative Loan Trust
0.817% due 05/25/2047 ~		131	120
0.857% due 08/25/2037 •		117	82
1.089% due 12/20/2035 •		471	447
1.097% due 11/25/2035 •		2,393	2,088
1.141% due 12/25/2035 •		67	65
5.500% due 11/25/2035		50	38
6.250% due 08/25/2036		1,290	980

Countrywide Home Loan Mortgage Pass-Through Trust
1.117% due 02/25/2035 •		15	14
2.887% due 09/25/2047 ^~		2	1
3.095% due 08/25/2034 ~		5	5

Credit Suisse First Boston Mortgage Securities Corp.
0.420% due 03/25/2032 ~		5	5

Credit Suisse Mortgage Capital Trust
2.942% due 12/26/2059 ~		644	640

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.207% due 10/25/2047 •		2,100	1,926

Eurohome UK Mortgages PLC
1.187% due 06/15/2044 •	GBP	194	249

FWD Securitization Trust
2.240% due 01/25/2050 ~		$761	753

GCAT LLC
2.981% due 09/25/2025 þ		1,164	1,164

GSR Mortgage Loan Trust
2.654% due 11/25/2035 ~		3	3
6.000% due 03/25/2032		1	1

HarborView Mortgage Loan Trust
0.654% due 12/19/2036 •		528	490
0.669% due 07/19/2047 •		2,154	2,063

Hawksmoor Mortgages
1.240% due 05/25/2053 •	GBP	3,451	4,541

IndyMac INDX Mortgage Loan Trust
0.937% due 07/25/2035 •		$1	1
1.097% due 07/25/2045 •		38	33

JP Morgan Mortgage Trust
2.899% due 04/25/2037 ~		41	37

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ		1,242	1,205

Lehman XS Trust
0.707% due 08/25/2037 •		733	710
0.817% due 12/25/2036 •		950	970

Luminent Mortgage Trust
2.923% due 04/25/2036 ~		3,414	2,797

MASTR Adjustable Rate Mortgages Trust
0.667% due 04/25/2046 •		3	3
2.474% due 10/25/2033 ~		532	439

Merrill Lynch Alternative Note Asset Trust
0.857% due 03/25/2037 •		4,245	1,422

Merrill Lynch Mortgage Investors Trust
0.957% due 11/25/2035 •		167	164
2.033% due 05/25/2033 ~		39	40

Merrill Lynch Mortgage-Backed Securities Trust
2.733% due 04/25/2037 ^~		10	10

New Residential Mortgage Loan Trust
3.500% due 10/25/2059 ~		508	505

PHH Alternative Mortgage Trust
0.777% due 02/25/2037 •		1,795	1,386

PRET LLC
1.843% due 09/25/2051 þ		2,738	2,623

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Prima Capital CRE Securitization Ltd.
3.500% due 04/15/2038		$2,300	$2,325

Residential Accredit Loans, Inc. Trust
0.627% due 01/25/2037 •		1,797	1,599

Sequoia Mortgage Trust
1.274% due 03/20/2035 •		5	5
1.897% due 01/20/2047 ^~		4	3

Structured Adjustable Rate Mortgage Loan Trust
3.478% due 11/25/2035 ^~		630	599

Structured Asset Mortgage Investments Trust
1.149% due 02/19/2035 •		20	20

Taurus UK DAC
1.005% due 05/17/2031 •	GBP	496	647

Thornburg Mortgage Securities Trust
3.261% due 06/25/2047 ^•		$7	7

Towd Point Mortgage Funding
0.992% due 07/20/2045 •	GBP	5,112	6,723
1.374% due 02/20/2054 •		1,418	1,867

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •		1,519	2,004

WaMu Mortgage Pass-Through Certificates Trust
0.951% due 07/25/2047 •		$352	313
1.021% due 10/25/2046 ^•		3,880	3,657
1.723% due 12/25/2046 •		138	139
2.545% due 01/25/2037 ^~		2	2
2.713% due 04/25/2037 ^~		7	7
2.716% due 12/25/2036 ^~		2	2

Washington Mutual Mortgage Pass-Through Certificates Trust
0.891% due 02/25/2047 ^•		1,621	1,581
1.111% due 05/25/2046 ^•		3	3

Wells Fargo Alternative Loan Trust
2.553% due 07/25/2037 ^~		39	36
6.250% due 07/25/2037 ^		1,218	1,147

Wells Fargo Commercial Mortgage Trust
3.244% due 12/15/2047		3,887	3,910

Total Non-Agency Mortgage-Backed Securities (Cost $69,362)			69,695

ASSET-BACKED SECURITIES 17.7%

ACE Securities Corp. Home Equity Loan Trust
2.257% due 10/25/2032 •		8	9

ALM Ltd.
2.091% due 10/15/2029 •		3,100	3,096

Argent Securities Trust
0.567% due 09/25/2036 ~		727	293
0.937% due 06/25/2036 •		2,160	761

Asset-Backed Funding Certificates Trust
1.192% due 03/25/2035 •		1,140	1,097

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		178	179

Black Diamond CLO DAC
0.980% due 05/15/2032 •	EUR	2,100	2,317

Cairn CLO DAC
0.780% due 10/15/2031 •		850	930

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •		1,450	1,590
0.890% due 08/15/2032 •		2,300	2,522

Carrington Mortgage Loan Trust
0.717% due 02/25/2037 •		$3,789	3,682
1.374% due 10/20/2029 •		2,808	2,809

CIFC Funding Ltd.
1.808% due 04/25/2033 •		1,700	1,687

Citigroup Mortgage Loan Trust
0.607% due 12/25/2036 •		3,332	1,569
0.777% due 09/25/2036 •		3,762	3,147

Countrywide Asset-Backed Certificates
0.607% due 06/25/2047 ^•		240	239
0.857% due 02/25/2037 •		502	473
0.957% due 01/25/2046 ^•		5,798	5,617
1.057% due 06/25/2036 •		293	292

Countrywide Asset-Backed Certificates Trust
0.647% due 06/25/2047 •		9	9

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	85

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fortress Credit Investments Ltd.
1.933% due 12/17/2026 ~		$3,700	$3,702

Fremont Home Loan Trust
1.117% due 01/25/2036 •		551	543

Galaxy CLO Ltd.
1.211% due 10/15/2030 •		1,000	993

GoldenTree Loan Management EUR CLO DAC
0.900% due 01/20/2032 ~	EUR	10,500	11,524

GSAA Home Equity Trust
0.697% due 06/25/2036 •		$631	177

GSAMP Trust
0.587% due 12/25/2046 •		1,862	1,199

Halseypoint Clo Ltd.
1.694% due 07/20/2031 •		600	600

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	1,000	1,096

Home Equity Mortgage Loan Asset-Backed Trust
0.667% due 04/25/2037 •		$255	198

HSI Asset Securitization Corp. Trust
0.677% due 12/25/2036 •		8,452	2,933

JP Morgan Mortgage Acquisition Trust
0.757% due 07/25/2036 •		620	348

Laurelin DAC
0.720% due 10/20/2031 •	EUR	2,700	2,953

LendingClub Receivables Trust
3.750% due 01/15/2027		$1,503	1,499
3.750% due 12/15/2045		851	850
4.000% due 08/15/2025		1,159	1,156

Long Beach Mortgage Loan Trust
1.432% due 04/25/2035 ~		1,096	1,092

Man GLG Euro CLO
1.700% due 10/15/2032 •	EUR	2,300	2,511
1.970% due 10/15/2032		1,000	1,018

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •		600	658

MASTR Asset-Backed Securities Trust
0.777% due 10/25/2036 •		$2,948	1,819
0.937% due 03/25/2036 •		448	343

MF1 Ltd.
1.800% due 02/19/2037 •		2,900	2,873

Morgan Stanley ABS Capital, Inc. Trust
0.587% due 01/25/2037 ~		2,389	1,361
0.587% due 02/25/2037 •		2,767	2,567
0.597% due 08/25/2036 ~		4,012	2,443

Morgan Stanley Home Equity Loan Trust
0.627% due 04/25/2037 •		2,453	1,518

Morgan Stanley Mortgage Loan Trust
1.177% due 04/25/2037 •		342	132

Mountain View CLO LLC
1.331% due 10/16/2029 •		2,224	2,224

Nassau Ltd.
1.391% due 10/15/2029 •		1,616	1,618

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.787% due 10/25/2036 ^•		1,481	351

NovaStar Mortgage Funding Trust
0.777% due 10/25/2036 •		2,116	1,495

Ownit Mortgage Loan Trust
1.357% due 10/25/2036 ^~		309	312

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029		$3,200	$3,143

Palmer Square European Loan Funding DAC
0.780% due 04/15/2031 •	EUR	4,200	4,642

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.332% due 10/25/2034 •		$1,131	1,133

PRET LLC
1.744% due 07/25/2051 þ		1,182	1,125
1.868% due 07/25/2051 þ		948	902

RAAC Trust
0.967% due 08/25/2036 •		63	63

Residential Asset Mortgage Products Trust
1.132% due 11/25/2035 •		2,216	2,189

Securitized Asset-Backed Receivables LLC Trust
1.177% due 10/25/2035 •		2,650	2,513

Segovia European CLO DAC
0.880% due 07/20/2032 •	EUR	2,150	2,356

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		$2,143	2,114

Soundview Home Loan Trust
0.537% due 06/25/2037 •		577	432
0.717% due 02/25/2037 •		1,306	457

Starwood Mortgage Trust
1.850% due 11/15/2038 •		4,500	4,464

Theorem Funding Trust
1.210% due 12/15/2027		1,356	1,337

Tikehau CLO BV
0.870% due 08/04/2034 •	EUR	2,500	2,743

Toro European CLO DAC
0.920% due 01/12/2032 •		9,100	9,949

VMC Finance LLC
1.950% due 02/18/2039 •		$2,800	2,828

Total Asset-Backed Securities (Cost $134,292)			128,814

SOVEREIGN ISSUES 1.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		722	244
1.000% due 07/09/2029		149	51
1.125% due 07/09/2035 þ		1,323	406
2.500% due 07/09/2041 þ		4,395	1,560
15.500% due 10/17/2026	ARS	31,468	65

Israel Government International Bond
1.250% due 11/30/2022	ILS	3,200	1,009

Saudi Government International Bond
3.450% due 02/02/2061		$1,800	1,600
4.000% due 04/17/2025		1,074	1,116
4.500% due 10/26/2046		200	211
5.000% due 04/17/2049		650	741

Total Sovereign Issues (Cost $8,208)			7,003

		SHARES
PREFERRED SECURITIES 0.3%

FINANCIALS 0.3%

Banco Santander SA
5.250% due 09/29/2023 •(f)(g)		200,000	224

		SHARES	MARKET VALUE (000S)

JPMorgan Chase & Co.
3.769% (US0003M + 3.470%) due 07/30/2022 ~(f)		1,232,000	$1,232

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(f)		486,375	629

Total Preferred Securities (Cost $2,036)			2,085

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 43.7%

REPURCHASE AGREEMENTS (h) 0.3%
			2,336

ISRAEL TREASURY BILLS 1.9%
(0.026)% due 08/03/2022 - 01/04/2023 (c)(d)	ILS	43,400	13,576

U.S. TREASURY BILLS 31.6%
0.200% due 04/12/2022 - 06/23/2022 (c)(d)(j)(l)		$230,300	230,228

U.S. TREASURY CASH MANAGEMENT BILLS 9.9%
0.638% due 06/28/2022 - 07/26/2022 (c)(d)(j)(l)		72,200	72,060

Total Short-Term Instruments (Cost $318,386)			318,200

Total Investments in Securities (Cost $739,021)			727,154

		SHARES
INVESTMENTS IN AFFILIATES 6.1%

SHORT-TERM INSTRUMENTS 6.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.1%

PIMCO Short-Term Floating NAV Portfolio III		4,601,427	44,680

Total Short-Term Instruments (Cost $45,354)			44,680

Total Investments in Affiliates (Cost $45,354)			44,680

Total Investments 105.9% (Cost $784,375)			$771,834

Financial Derivative Instruments (i)(k) 3.5% (Cost or Premiums, net $3,584)			25,502

Other Assets and Liabilities, net (9.4)%			(68,538)

Net Assets 100.0%			$728,798

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

86	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Payment in-kind security.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Principal amount of security is adjusted for inflation.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$2,336	U.S. Treasury Bills 0.000% due 08/04/2022	$(2,383)	$2,336	$2,336

Total Repurchase Agreements						$(2,383)	$2,336	$2,336

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (6.7)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2037	$	8,700	$(8,595)	$(8,450)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2052		21,100	(20,179)	(19,589)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052		15,900	(15,180)	(15,140)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2052		5,400	(5,820)	(5,683)

Total U.S. Government Agencies					(49,774)	(48,862)

Sovereign Issues (0.9)%
Canada Government International Bond	2.750%	12/01/2048	CAD	7,400	(6,149)	(6,390)

Total Short Sales (7.6)%					$(55,923)	$(55,252)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$2,336	$0	$0	$0	$2,336	$(2,383)	$(47)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(6,390)	(6,390)	0	(6,390)

Total Borrowings and Other Financing Transactions	$2,336	$0	$0	$(6,390)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $59 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	87

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
E-mini S&P 500 Index June Futures	06/2022	54	$	12,233	$(225)	$0	$(176)
Euro STOXX 50 June Futures	06/2022	72		3,045	(38)	0	(39)
FTSE 100 Index June Futures	06/2022	9		885	(4)	1	(4)
Nikkei 225 Yen-denominated June Futures	06/2022	16		1,809	(29)	0	(29)
U.S. Treasury 2-Year Note June Futures	06/2022	168		35,603	(492)	28	0
U.S. Treasury 5-Year Note June Futures	06/2022	284		32,571	(810)	40	0

					$(1,598)	$69	$(248)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2022	46	$	(8,074)	$258	$11	$(76)
Euro-Buxl 30-Year Bond June Futures	06/2022	10		(2,060)	87	2	(32)
U.S. Treasury 10-Year Note June Futures	06/2022	251		(30,842)	935	0	(63)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	218		(38,613)	1,553	0	(232)
United Kingdom Long Gilt June Futures	06/2022	10		(1,593)	18	1	(5)

					$2,851	$14	$(408)

Total Futures Contracts					$1,253	$83	$(656)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Kraft Heinz Foods Co.	(1.000)%	Quarterly	06/20/2022	0.207%	$300	$(4)	$3	$(1)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2026	0.743%	$ 900	$16	$(6)	$10	$0	$(1)
Boeing Co.	1.000	Quarterly	06/20/2026	1.341	900	(5)	(7)	(12)	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.428	600	(4)	(7)	(11)	0	0
Stellantis NV	5.000	Quarterly	12/20/2026	1.378	EUR 600	138	(27)	111	0	0

						$145	$(47)	$98	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-37 5-Year Index	5.000%	Quarterly	12/20/2026	$ 1,900	$175	$(52)	$123	$0	$(1)
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027	500	25	3	28	0	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	33,900	673	(82)	591	0	(4)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	34,300	491	70	561	0	(2)
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026	EUR 49,100	1,278	(396)	882	0	(6)
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027	11,700	177	4	181	2	(1)

					$2,819	$(453)	$2,366	$2	$(14)

88	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	18,300	$(1,775)	$(225)	$(2,000)	$77	$0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		14,100	2,989	60	3,049	0	(158)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028	$	3,100	19	(189)	(170)	3	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		12,600	(419)	(582)	(1,001)	17	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	12/15/2031		2,500	52	(183)	(131)	8	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		10,800	(311)	(590)	(901)	35	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	7,900	(72)	(122)	(194)	62	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022	$	50,300	647	(515)	132	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		12,700	(201)	100	(101)	0	(7)
Pay	3-Month USD-LIBOR	0.891	Semi-Annual	11/15/2045		28,700	0	(7,707)	(7,707)	190	0
Pay	3-Month USD-LIBOR	0.896	Semi-Annual	11/15/2045		5,800	0	(1,552)	(1,552)	38	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		13,200	2,707	238	2,945	0	(93)
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	19,500	(1,833)	(298)	(2,131)	136	0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		7,100	858	216	1,074	0	(71)
Pay	UKRPI	3.593	Maturity	11/15/2028	GBP	3,900	0	(596)	(596)	0	(44)
Pay	UKRPI	3.595	Maturity	11/15/2028		2,200	177	(512)	(335)	0	(25)

							$2,838	$(12,457)	$(9,619)	$566	$(399)

Total Swap Agreements							$5,798	$(12,954)	$(7,156)	$568	$(414)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$181	$568	$749	$0	$(660)	$(414)	$(1,074)

(j)

Securities with an aggregate market value of $10,207 and cash of $2,858 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin Asset of $98 and Liability of $(4) for closed futures is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	89

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2022		CHF	50,694		$54,840	$0	$(21)
	04/2022		DKK	7,415		1,141	38	0
	04/2022		JPY	128,000		1,105	54	0
	04/2022		NOK	46,249		5,151	0	(103)
	04/2022			$2,958	AUD	3,952	0	(1)
	04/2022			8,178	CAD	10,474	200	0
	04/2022			417	DKK	2,643	0	(24)
	04/2022			778	GBP	597	6	0
	04/2022			78	HUF	27,151	4	0
	05/2022		AUD	3,952		$2,959	1	0
	06/2022		HKD	205,799		26,338	39	0
	06/2022		PLN	303		70	0	(2)
	06/2022			$493	ZAR	7,539	18	0

BPS	04/2022		AUD	739		$538	0	(15)
	04/2022		CAD	472		367	0	(10)
	04/2022		DKK	24,080		3,699	118	0
	04/2022		EUR	810		883	0	(13)
	04/2022		JPY	344,000		2,849	23	0
	04/2022		NZD	1,630		1,103	0	(26)
	04/2022		SEK	4,260		445	0	(8)
	04/2022			$6,278	CAD	7,835	0	(11)
	04/2022			880	GBP	656	0	(18)
	04/2022			147	HUF	50,646	5	0
	04/2022			1,655	JPY	189,900	0	(95)
	04/2022			661	NOK	5,835	2	0
	05/2022		MXN	7,046		$338	0	(14)
	05/2022		TWD	914,329		32,272	292	0
	05/2022			$234	COP	920,730	9	0
	05/2022			426	IDR	6,113,720	0	(1)
	05/2022			15,875	TWD	445,139	0	(306)
	05/2022			354	ZAR	5,597	27	0
	06/2022		HKD	6,280		$804	1	0
	06/2022		SGD	4,291		3,146	0	(20)
	06/2022			$369	CLP	302,424	10	0
	06/2022			238	MXN	4,934	7	0
	07/2022		MXN	25,688		$1,228	0	(43)
	08/2022			$1,426	ZAR	22,761	106	0
	09/2022		TWD	441,012		$15,875	335	0
	11/2022			$803	ZAR	12,878	55	0

BRC	04/2022		JPY	5,896,434		$51,229	2,794	0
	04/2022			$5,204	SEK	49,070	15	0
	05/2022		JPY	11,429,262		$94,218	281	0
	05/2022		KRW	773,637		637	1	0
	06/2022		HKD	4,115		526	0	0

CBK	04/2022		DKK	4,055		629	26	0
	04/2022		ILS	72,400		22,112	0	(577)
	04/2022		MXN	24,016		1,107	0	(98)
	04/2022	«	RUB	62,564		816	81	0
	04/2022			$743	AUD	1,006	10	0
	04/2022			1,807	DKK	11,864	0	(43)
	04/2022			22,521	ILS	72,393	166	0
	04/2022			5,458	JPY	647,200	0	(142)
	05/2022	«	RUB	55,426		$707	76	0
	05/2022		TWD	34,918		1,238	17	0
	05/2022		ZAR	5,597		358	0	(23)
	06/2022		ILS	127		39	0	(1)
	06/2022			$33	CZK	774	1	0
	08/2022		ILS	16,706		$5,334	76	0
	10/2022			800		256	3	0
	11/2022			8,943		2,856	28	0
	12/2022			9,601		3,065	25	0
	01/2023			10,198		3,230	0	(5)

DUB	04/2022	«	RUB	104,983		1,355	122	0
	04/2022			$932	DKK	6,315	8	0
	05/2022	«	RUB	60,514		$768	79	0
	06/2022		PLN	326		71	0	(6)

90	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	07/2022		DKK	6,292		$932	$0	$(7)
	12/2022		ILS	400		126	0	0

GLM	04/2022		BRL	18,990		3,878	5	(115)
	04/2022	«	RUB	334,120		4,365	443	0
	04/2022			$3,762	BRL	18,990	226	0
	04/2022			149	HUF	53,429	12	0
	05/2022		KRW	1,144,766		$928	0	(14)
	05/2022	«	RUB	137,622		1,775	207	0
	05/2022		TWD	481,685		17,039	191	0
	05/2022			$2,811	BRL	14,037	114	0
	06/2022		MYR	1,402		$332	0	0
	06/2022			$4,549	MYR	19,129	0	(19)
	06/2022			13	THB	428	0	0

HUS	04/2022		CAD	9,228		$7,307	0	(74)
	04/2022		GBP	549		731	10	0
	04/2022	«	RUB	85,918		1,097	89	0
	04/2022			$1,518	CHF	1,391	0	(12)
	04/2022			3,765	EUR	3,413	11	0
	04/2022			4,226	GBP	3,207	0	(13)
	05/2022		CHF	48,363		$52,383	0	(6)

JPM	04/2022		JPY	5,919,972		51,388	2,760	0
	04/2022	«		$6,387	RUB	853,895	3,637	0
	05/2022			2,515	CNH	15,994	0	(5)
	05/2022			547	IDR	7,846,633	0	(1)
	05/2022			1,733	INR	133,909	19	0
	05/2022			5,066	MXN	105,174	194	0
	05/2022			193	PHP	10,198	3	0
	05/2022	«		4,289	RUB	590,168	2,435	0
	05/2022			18,788	TWD	527,193	0	(349)
	06/2022		THB	284,346		$8,564	4	0
	06/2022			$43	CZK	997	2	0
	09/2022		TWD	522,215		$18,788	387	0

MBC	05/2022			$1,623	CNH	10,312	0	(5)
	05/2022			478	IDR	6,880,636	2	(1)
	05/2022			967	INR	74,868	13	0

MYI	04/2022		BRL	4,953		$954	0	(87)
	04/2022		CAD	16,888		13,409	10	(110)
	04/2022		CHF	1,476		1,587	0	(11)
	04/2022		DKK	7,245		1,110	33	0
	04/2022		GBP	1,209		1,590	1	0
	04/2022		TRY	4,257		280	0	(6)
	04/2022			$1,046	BRL	4,953	0	(5)
	04/2022			4,382	DKK	29,118	20	(72)
	04/2022			60,485	EUR	54,317	0	(396)
	05/2022		EUR	54,317		$60,538	398	0
	05/2022	«	RUB	53,433		689	80	0
	05/2022		TWD	403,186		14,285	183	0
	05/2022			$183	CNH	1,169	1	0
	05/2022			429	IDR	6,144,178	0	(2)
	05/2022			7,636	TWD	215,111	0	(112)
	06/2022		MYR	1,104		$262	1	0
	06/2022		SGD	2,995		2,200	0	(10)
	06/2022			$251	MYR	1,056	0	(1)
	07/2022		DKK	21,147		$3,137	0	(19)
	09/2022		TWD	213,164		7,636	125	0

RBC	04/2022			$7,283	CAD	9,252	118	0
	06/2022		HKD	43		$5	0	0
	06/2022		MXN	106,273		5,159	0	(116)
	06/2022			$1,098	HKD	8,579	0	(2)
	08/2022		ZAR	8,253		$525	0	(31)

RYL	04/2022			$1,681	DKK	10,765	0	(80)

SCX	04/2022		EUR	56,920		$64,015	1,047	0
	04/2022		GBP	62,389		83,733	1,776	0
	04/2022	«	RUB	87,890		1,152	120	0
	04/2022			$2,559	CHF	2,403	41	0
	05/2022		GBP	59,687		$78,572	179	0
	05/2022		INR	25,545		335	1	0
	05/2022			$1,618	CNH	10,288	0	(3)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	91

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	05/2022			$1,352	INR	104,788	$20	$0
	05/2022			54	PHP	2,843	1	0
	06/2022		SGD	2,920		$2,148	0	(6)
	09/2022		MYR	55,499		13,201	47	0

SOG	05/2022	«	RUB	82,293		1,069	131	0
	05/2022			$2,106	TWD	59,686	0	(18)
	06/2022		PLN	268		$61	0	(2)
	06/2022			$59	CZK	1,414	4	0

TOR	04/2022		AUD	7,494		$5,378	0	(230)
	04/2022		CAD	20,589		16,235	0	(234)
	04/2022			$14,911	CAD	18,624	0	(13)
	05/2022		CAD	18,627		$14,911	13	0

UAG	04/2022		DKK	19,165		2,923	73	0
	04/2022	«	RUB	178,421		2,281	186	0
	05/2022	«		200,879		2,555	266	0

Total Forward Foreign Currency Contracts							$20,798	$(3,813)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	87,200	$837	$1,904

Total Purchased Options							$837	$1,904

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	1,300	$ (1)	$ 0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	2,600	(2)	(1)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	1,400	(2)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	07/20/2022	500	(5)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	1,200	(2)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	3,000	(6)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	2,700	(4)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	800	(4)	(1)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	1,600	(3)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	1,000	(7)	(4)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	500	(5)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	300	(3)	(1)

BRC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	500	(3)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	3,000	(4)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	1,400	(2)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	5,300	(10)	(4)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	300	(2)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	300	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	1,200	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	900	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	2,800	(4)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	1,500	(2)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	1,400	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	1,400	(6)	(2)

CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	1,400	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	1,200	(2)	(1)

DUB	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	1,500	(6)	(1)
	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	05/18/2022	700	(4)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	1,700	(2)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	2,100	(2)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	2,400	(4)	(1)

GST	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	05/18/2022	500	(3)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	1,600	(3)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	2,100	(2)	0

92	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050%	05/18/2022	1,800	$(3)	$(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	600	(4)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	1,400	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	1,500	(3)	(2)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	1,800	(2)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	1,700	(3)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	500	(5)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	07/20/2022	2,900	(11)	(5)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.200	07/20/2022	800	(2)	(2)

MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	1,400	(3)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	1,600	(3)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	3,000	(4)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	1,200	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	1,400	(2)	(1)

						$(163)	$(65)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	174,500	$(837)	$(2,148)

Total Written Options							$(1,000)	$(2,213)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	2,960	$(734)	$764	$30	$0

BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		5,204	(1,317)	1,370	53	0

							$(2,051)	$2,134	$83	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	RALVEIET Index	425,851	1.291% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/20/2022	$55,020	$0	$(62)	$0	$(62)
	Receive	RALVEIIT Index	757,239	0.911% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/25/2022	123,506	0	4,663	4,663	0
	Receive	RALVEIET Index	93,692	1.381% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/10/2022	12,105	0	(15)	0	(15)
	Pay	S&P 500 Total Return Index	8,035	0.641% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/10/2022	76,553	0	39	39	0
	Receive	RALVEIIT Index	204,432	0.990% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/09/2022	34,615	0	(26)	0	(26)
	Pay	NDUEEGF Index	2,262	0.435% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/11/2023	1,280	0	0	0	0
	Pay	S&P 500 Total Return Index	5,354	0.705% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023	51,010	0	12	12	0

BRC	Pay	NDDUWXUS Index	2,661	0.270% (3-Month USD-LIBOR less a specified spread)	Monthly	02/01/2023	19,720	0	5	5	0

CBK	Pay	NDUEEGF Index	28,654	0.381% (1-Month USD-LIBOR less a specified spread)	Monthly	05/25/2022	14,560	0	(1,651)	0	(1,651)
	Receive	RALVEIIT Index	443,789	0.731% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/25/2022	98,690	0	3,068	3,068	0

FAR	Receive	RALVEIUT Index	68,264	0.620% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/16/2022	15,657	0	(3)	0	(3)

FBF	Receive	RALVEIET Index	458,012	1.301% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/25/2022	55,896	0	3,249	3,249	0
	Pay	NDUEEGF Index	27,059	0.201% (1-Month USD-LIBOR less a specified spread)	Monthly	08/10/2022	15,311	0	3	3	0
	Receive	RALVEIET Index	314,404	1.341% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/10/2022	40,621	0	(48)	0	(48)
	Receive	RALVEIIT Index	134,697	1.080% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/14/2022	17,403	0	(7)	0	(7)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	93

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Pay	NDUEEGF Index	8,602	0.435% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/11/2023	$4,867	$0	$1	$1	$0
	Receive	RALVEIIT Index	436,341	0.880% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/15/2023	73,881	0	(22)	0	(22)

GST	Receive	RALVEIIT Index	47,784	1.980% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/10/2022	6,174	0	(9)	0	(9)
	Pay	S&P 500 Total Return Index	2,672	0.700% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/04/2023	25,457	0	9	9	0

HUS	Receive	RALVEIUT Index	461,097	0.720% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/11/2023	105,757	0	(43)	0	(43)

JPM	Pay	NDDUWXUS Index	15,996	0.141% (1-Month USD-LIBOR less a specified spread)	Monthly	08/10/2022	118,540	0	30	30	0
	Receive	RALVEIUT Index	813,075	0.591% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/10/2022	186,487	0	(105)	0	(105)
	Receive	RALVEIET Index	230,957	1.350% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/11/2023	29,850	0	32	32	0
	Pay	NDUEEGF Index	11,542	0.360% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/01/2023	6,531	0	1	1	0
	Pay	NDUEEGF Index	6,345	0.270% (1-Month USD-LIBOR less a specified spread)	Monthly	03/15/2023	3,590	0	0	0	0

MEI	Receive	RALVEIIT Index	898,250	0.776% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/10/2022	152,092	0	(97)	0	(97)
	Pay	NDDUWXUS Index	9,532	0.310% (1-Month USD-LIBOR less a specified spread)	Monthly	01/11/2023	70,638	0	24	24	0
	Pay	NDDUWXUS Index	986	0.220% (1-Month USD-LIBOR less a specified spread)	Monthly	02/01/2023	7,307	0	1	1	0

MYI	Receive	RALVEIIT Index	276,159	0.890% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/11/2023	46,759	0	(26)	0	(26)

RBC	Receive	RALVEIUT Index	97,001	0.720% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/01/2023	22,248	0	(9)	0	(9)

UAG	Pay	NDUEEGF Index	20,356	0.201% (1-Month USD-LIBOR less a specified spread)	Monthly	08/10/2022	11,518	0	2	2	0
	Pay	NDUEEGF Index	89,884	0.435% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/11/2023	50,860	0	13	13	0
	Pay	S&P 500 Total Return Index	6,503	0.750% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/11/2023	61,957	0	39	39	0

								$0	$9,068	$11,191	$(2,123)

Total Swap Agreements								$(2,051)	$11,202	$11,274	$(2,123)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$360	$0	$30	$390	$(151)	$(12)	$0	$(163)	$227	$(30)	$197
BPS	990	0	4,714	5,704	(580)	(8)	(103)	(691)	5,013	3,291	8,304
BRC	3,091	0	58	3,149	0	(16)	0	(16)	3,133	(2,610)	523
CBK	509	0	3,068	3,577	(889)	(2)	(1,651)	(2,542)	1,035	(1,914)	(879)
DUB	209	0	0	209	(13)	(5)	0	(18)	191	(290)	(99)
FAR	0	0	0	0	0	0	(3)	(3)	(3)	(300)	(303)
FBF	0	0	3,253	3,253	0	0	(77)	(77)	3,176	(4,260)	(1,084)
GLM	1,198	0	0	1,198	(148)	0	0	(148)	1,050	(1,010)	40
GST	0	0	9	9	0	(7)	(9)	(16)	(7)	1,449	1,442
HUS	110	0	0	110	(105)	0	(43)	(148)	(38)	(5,570)	(5,608)
JPM	9,441	0	63	9,504	(355)	(11)	(105)	(471)	9,033	(17,186)	(8,153)
MBC	15	0	0	15	(6)	0	0	(6)	9	39	48
MEI	0	0	25	25	0	0	(97)	(97)	(72)	(300)	(372)
MYC	0	0	0	0	0	(4)	0	(4)	(4)	(1,960)	(1,964)
MYI	852	0	0	852	(831)	0	(26)	(857)	(5)	(620)	(625)
NGF	0	1,904	0	1,904	0	(2,148)	0	(2,148)	(244)	291	47
RBC	118	0	0	118	(149)	0	(9)	(158)	(40)	(999)	(1,039)
RYL	0	0	0	0	(80)	0	0	(80)	(80)	0	(80)
SCX	3,232	0	0	3,232	(9)	0	0	(9)	3,223	(2,310)	913
SOG	135	0	0	135	(20)	0	0	(20)	115	(330)	(215)
TOR	13	0	0	13	(477)	0	0	(477)	(464)	391	(73)
UAG	525	0	54	579	0	0	0	0	579	3,042	3,621

Total Over the Counter	$20,798	$1,904	$11,274	$33,976	$(3,813)	$(2,213)	$(2,123)	$(8,149)

94	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

(l)

Securities with an aggregate market value of $8,502 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$98	$0	$83	$181
Swap Agreements	0	2	0	0	566	568

	$0	$2	$98	$0	$649	$749

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,798	$0	$20,798
Purchased Options	0	0	0	0	1,904	1,904
Swap Agreements	0	83	11,191	0	0	11,274

	$0	$83	$11,191	$20,798	$1,904	$33,976

	$0	$85	$11,289	$20,798	$2,553	$34,725

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$4	$0	$248	$0	$408	$660
Swap Agreements	0	15	0	0	399	414

	$4	$15	$248	$0	$807	$1,074

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,813	$0	$3,813
Written Options	0	65	0	0	2,148	2,213
Swap Agreements	0	0	2,123	0	0	2,123

	$0	$65	$2,123	$3,813	$2,148	$8,149

	$4	$80	$2,371	$3,813	$2,955	$9,223

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	95

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(7,622)	$0	$(1,795)	$(9,417)
Swap Agreements	0	1,557	0	0	(28,020)	(26,463)

	$0	$1,557	$(7,622)	$0	$(29,815)	$(35,880)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32,662	$0	$32,662
Purchased Options	0	0	0	(7)	76	69
Written Options	0	469	0	870	520	1,859
Swap Agreements	0	453	103,591	0	(8)	104,036

	$0	$922	$103,591	$33,525	$588	$138,626

	$0	$2,479	$95,969	$33,525	$(29,227)	$102,746

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(342)	$0	$(7,490)	$(7,832)
Swap Agreements	0	(756)	0	0	15,519	14,763

	$0	$(756)	$(342)	$0	$8,029	$6,931

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,666)	$0	$(2,666)
Purchased Options	0	0	0	(63)	824	761
Written Options	0	(15)	0	(184)	(1,286)	(1,485)
Swap Agreements	0	287	3,286	0	0	3,573

	$0	$272	$3,286	$(2,913)	$(462)	$183

	$0	$(484)	$2,944	$(2,913)	$7,567	$7,114

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$86,267	$0	$86,267
Industrials	0	43,132	0	43,132
Utilities	0	7,857	0	7,857
Municipal Bonds & Notes
Illinois	0	99	0	99
U.S. Government Agencies	0	49,767	0	49,767
U.S. Treasury Obligations	0	14,235	0	14,235
Non-Agency Mortgage-Backed Securities	0	69,695	0	69,695
Asset-Backed Securities	0	128,814	0	128,814
Sovereign Issues	0	7,003	0	7,003
Preferred Securities
Financials	0	2,085	0	2,085
Short-Term Instruments
Repurchase Agreements	0	2,336	0	2,336
Israel Treasury Bills	0	13,576	0	13,576
U.S. Treasury Bills	0	230,228	0	230,228
U.S. Treasury Cash Management Bills	0	72,060	0	72,060

	$0	$727,154	$0	$727,154

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$44,680	$0	$0	$44,680

Total Investments	$44,680	$727,154	$0	$771,834

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(6,390)	$0	$(6,390)
U.S. Government Agencies	0	(48,862)	0	(48,862)

	$0	$(55,252)	$0	$(55,252)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	15	636	0	651
Over the counter	0	26,024	7,952	33,976

	$15	$26,660	$7,952	$34,627

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(361)	(709)	0	(1,070)
Over the counter	0	(8,149)	0	(8,149)

	$(361)	$(8,858)	$0	$(9,219)

Total Financial Derivative Instruments	$(346)	$17,802	$7,952	$25,408

Totals	$44,334	$689,704	$7,952	$741,990

96	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2022

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2022:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(2)
Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0	$0	$7,952	$0	$0	$7,952	$7,952

Totals	$0	$0	$0	$0	$0	$7,952	$0	$0	$7,952	$7,952

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Financial Derivative Instruments - Assets
Over the counter	$7,952	Other Valuation Techniques(3)	—	—	—

Total	$7,952

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	97

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the Funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based

98	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2022

on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAE Fundamental Advantage PLUS Fund	Quarterly	Quarterly

PIMCO RAE PLUS Fund	Quarterly	Quarterly

PIMCO RAE PLUS EMG Fund	Quarterly	Quarterly

PIMCO RAE PLUS International Fund	Quarterly	Quarterly

PIMCO RAE PLUS Small Fund	Quarterly	Quarterly

PIMCO RAE Worldwide Long/Short PLUS Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The

ANNUAL REPORT	|	MARCH 31, 2022	99

Notes to Financial Statements	(Cont.)

rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value.

100	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2022

With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an

ANNUAL REPORT	|	MARCH 31, 2022	101

Notes to Financial Statements	(Cont.)

indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

102	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2022

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2022 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio
Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Fundamental Advantage PLUS Fund	$0	$51,191	$(50,102)	$(60)	$(17)	$1,012	$53	$0

PIMCO RAE PLUS Fund	0	82,825	(21,500)	(106)	(1,025)	60,194	603	0

PIMCO RAE PLUS EMG Fund	0	49,189	(48,073)	(82)	(17)	1,017	57	0

PIMCO RAE PLUS International Fund	0	56,263	(56,179)	(84)	0	0	129	0

PIMCO RAE PLUS Small Fund	0	33,155	(33,105)	(50)	0	0	76	0

PIMCO RAE Worldwide Long/Short PLUS Fund	0	58,311	(58,213)	(98)	0	0	174	0

ANNUAL REPORT	|	MARCH 31, 2022	103

Notes to Financial Statements	(Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Fundamental Advantage PLUS Fund	$234,194	$900,369	$(1,099,700)	$141	$(683)	$34,321	$769	$0

PIMCO RAE PLUS Fund	536,594	785,642	(1,322,182)	(55)	45	44	542	0

PIMCO RAE PLUS EMG Fund	336,311	626,970	(955,469)	21	(105)	7,728	369	0

PIMCO RAE PLUS International Fund	329,812	731,905	(1,059,962)	1,065	(1,140)	1,680	305	0

PIMCO RAE PLUS Small Fund	267,216	372,891	(639,965)	(3)	5	144	191	0

PIMCO RAE Worldwide Long/Short PLUS Fund	338,602	394,706	(687,917)	(65)	(646)	44,680	1,006	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make

104	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2022

interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the

ANNUAL REPORT	|	MARCH 31, 2022	105

Notes to Financial Statements	(Cont.)

Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative

106	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2022

instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2022, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A

ANNUAL REPORT	|	MARCH 31, 2022	107

Notes to Financial Statements	(Cont.)

Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and

Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency,

108	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2022

interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional

ANNUAL REPORT	|	MARCH 31, 2022	109

Notes to Financial Statements	(Cont.)

amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice

110	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2022

versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund	PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

Interest Rate	X	X	X	X	X	X

Call	X	X	X	X	X	X

Credit	X	X	X	X	X	X

High Yield	X	X	X	X	X	X

Market	X	X	X	X	X	X

Issuer	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X

Equity	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X

Currency	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X

Smaller Company	—	—	—	—	X	—

Management	X	X	X	X	X	X

Model	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X

LIBOR Transition	X	X	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

ANNUAL REPORT	|	MARCH 31, 2022	111

Notes to Financial Statements	(Cont.)

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and

112	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2022

unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing a Fund and may cause PIMCO or Research Affiliates to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by a Fund’s sub-adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Additionally, to the extent a Fund invests in securities and instruments economically tied to Russia, the recent Russian invasion of Ukraine may adversely affect a Fund’s investments. Please see the Important Information section for additional discussion of the COVID-19 pandemic as well as the Russian invasion of Ukraine.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

ANNUAL REPORT	|	MARCH 31, 2022	113

Notes to Financial Statements	(Cont.)

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the

114	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2022

net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A	Class C	Class R
PIMCO RAE Fundamental Advantage PLUS Fund	0.64%	0.25%	N/A	N/A		0.40%	N/A	N/A
PIMCO RAE PLUS Fund	0.54%	0.25%	0.35%	0.45%	(1)	0.40%	0.40%	N/A
PIMCO RAE PLUS EMG Fund	0.80%	0.30%	0.40%	N/A		0.45%	0.45%	N/A
PIMCO RAE PLUS International Fund	0.57%	0.25%	0.35%	N/A		0.35%	N/A	0.35%	*
PIMCO RAE PLUS Small Fund	0.59%	0.25%	0.35%	N/A		0.35%	0.35%	0.35%	*
PIMCO RAE Worldwide Long/Short PLUS Fund	0.94%	0.25%	0.35%	N/A		0.40%	0.40%	N/A

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC, but has not yet launched.

ANNUAL REPORT	|	MARCH 31, 2022	115

Notes to Financial Statements	(Cont.)

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%
Class R

All Funds	0.25%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2022, the Distributor retained $5,155,667 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO RAE PLUS Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

116	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2022

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the Fund below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO RAE PLUS Fund	$4

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2022, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO RAE Fundamental Advantage PLUS Fund	$221	$37,482

PIMCO RAE PLUS Fund	4,993	5,389

PIMCO RAE PLUS EMG Fund	0	26,541

PIMCO RAE PLUS International Fund	0	77,705

PIMCO RAE PLUS Small Fund	0	36,059

PIMCO RAE Worldwide Long/Short PLUS Fund	1,122	3,377

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAE Fundamental Advantage PLUS Fund	$392,860	$653,509	$114,737	$231,494

PIMCO RAE PLUS Fund	979,086	1,194,458	289,702	104,205

PIMCO RAE PLUS EMG Fund	384,667	789,837	12,854	187,377

PIMCO RAE PLUS International Fund	124,501	465,052	12,648	304,923

PIMCO RAE PLUS Small Fund	174,656	370,600	19,813	137,702

PIMCO RAE Worldwide Long/Short PLUS Fund	879,102	1,265,789	121,801	87,142

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2022	117

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Fundamental Advantage PLUS Fund				PIMCO RAE PLUS Fund

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	43,704	$378,127	182,789	$1,565,350	60,727	$424,861	111,398		$636,757

I-2	N/A	N/A	N/A	N/A	12,324	85,029	15,935		100,478

I-3	N/A	N/A	N/A	N/A	415	2,901	804		4,463

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	42	(a)	241	(a)

Class A	500	4,273	685	6,294	13,458	86,414	14,223		85,402

Class C	N/A	N/A	N/A	N/A	1,791	9,996	2,312		11,821
Issued as reinvestment of distributions

Institutional Class	4,008	34,902	894	7,979	11,190	76,778	13,085		83,935

I-2	N/A	N/A	N/A	N/A	4,692	31,609	5,285		33,205

I-3	N/A	N/A	N/A	N/A	142	953	146		919

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	74	(a)	440	(a)

Class A	59	496	3	22	10,406	65,228	11,863		69,948

Class C	N/A	N/A	N/A	N/A	2,867	15,592	4,755		24,448
Cost of shares redeemed

Institutional Class	(83,050)	(747,315)	(256,077)	(2,229,815)	(104,664)	(721,002)	(87,313)		(526,308)

I-2	N/A	N/A	N/A	N/A	(16,451)	(113,969)	(22,600)		(130,989)

I-3	N/A	N/A	N/A	N/A	(237)	(1,624)	(683)		(3,961)

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	(818	)(a)	(5,271	)(a)

Class A	(199)	(1,698)	(164)	(1,400)	(16,619)	(106,230)	(31,589)		(173,375)

Class C	N/A	N/A	N/A	N/A	(10,165)	(56,733)	(23,346)		(119,372)

Net increase (decrease) resulting from Fund share transactions	(34,978)	$(331,215)	(71,870)	$(651,570)	(30,124)	$(200,197)	13,573		$92,781

118	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2022

PIMCO RAE PLUS EMG Fund				PIMCO RAE PLUS International Fund				PIMCO RAE PLUS Small Fund

Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

Shares	Amount	Shares	Amount	Shares~	Amount	Shares~	Amount	Shares(b)	Amount	Shares(b)	Amount

14,190	$125,937	68,274	$609,999	4,495	$126,788	56,478	$1,515,727	4,049	$131,233	44,437	$1,304,787

2,181	20,844	4,983	47,567	25	759	130	3,789	1,181	38,387	310	13,886

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

6,566	55,148	7,382	72,744	286	4,519	185	5,517	1,199	39,371	196	8,291

28	244	33	321	N/A	N/A	N/A	N/A	87	2,531	27	1,075

13,856	132,740	21,454	204,222	10,380	177,798	7,806	253,726	8,474	206,897	5,838	231,131

682	6,032	243	2,391	40	526	2	78	1,364	26,814	68	2,850

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

499	4,334	260	2,517	322	4,115	35	1,129	1,552	29,937	102	4,142

59	481	31	290	N/A	N/A	N/A	N/A	214	3,793	22	862

(95,893)	(955,230)	(256,724)	(2,203,516)	(36,782)	(1,188,752)	(57,949)	(1,776,741)	(18,662)	(736,854)	(42,483)	(1,481,202)

(2,686)	(26,789)	(3,759)	(34,949)	(32)	(739)	(129)	(3,711)	(1,320)	(32,702)	(85)	(3,200)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(6,764)	(57,306)	(7,521)	(74,903)	(331)	(5,312)	(246)	(8,088)	(1,377)	(32,287)	(154)	(5,434)

(80)	(689)	(109)	(927)	N/A	N/A	N/A	N/A	(113)	(2,308)	(42)	(1,533)

(67,362)	$(694,254)	(165,453)	$(1,374,244)	(21,597)	$(880,298)	6,312	$(8,574)	(3,352)	$(325,188)	8,236	$75,655

ANNUAL REPORT	|	MARCH 31, 2022	119

Notes to Financial Statements	(Cont.)

	PIMCO RAE Worldwide Long/Short PLUS Fund

	Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	36,477	$316,701	99,494	$827,281

I-2	179	1,579	73	592

I-3	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A

Class A	552	4,702	606	4,941

Class C	13	116	19	160
Issued as reinvestment of distributions

Institutional Class	14,278	119,843	10,945	89,371

I-2	126	1,057	177	1,444

I-3	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A

Class A	364	3,029	320	2,605

Class C	127	1,063	190	1,542
Cost of shares redeemed

Institutional Class	(101,451)	(877,158)	(142,063)	(1,176,984)

I-2	(546)	(4,691)	(1,906)	(15,670)

I-3	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A

Class A	(1,029)	(8,806)	(2,528)	(20,654)

Class C	(736)	(6,296)	(1,886)	(15,404)

Net increase (decrease) resulting from Fund share transactions	(51,646)	$(448,861)	(36,559)	$(300,776)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
~	A one for five reverse share split, effective March 25, 2022, has been retroactively applied.
(a)	Administrative Class Shares liquidated at the close of business on March 12, 2021.
(b)	A one for four reverse share split, effective March 25, 2022, has been retroactively applied.

At a meeting held on February 15-16, 2022, the Board ratified a reverse share split for each class of PIMCO RAE PLUS International Fund, pursuant to which shareholders received one share in exchange for every five shares of the Fund.

At a meeting held on February 15-16, 2022, the Board ratified a reverse share split for each class of PIMCO RAE PLUS Small Fund, pursuant to which shareholders received one share in exchange for every four shares of the Fund.

The reverse share splits were effective March 25, 2022. While the reverse share splits reduced the number of outstanding shares of each class of each Fund, they proportionately increased the NAV per share of each class of each Fund such that the aggregate market value of the Fund’s shares remained the same. The reverse share splits applied the same ratio to each class of shares of a Fund, with each Fund affecting its reverse share split at its own ratio. The reverse share splits did not alter the rights or total value of a shareholder’s investment in the Funds, nor were they a taxable event for Fund investors.

The Shares of Beneficial Interest and Financial Highlights prior to March 25, 2022 for each Fund has been adjusted to reflect the reverse share split.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO RAE Fundamental Advantage PLUS Fund	0	2	0%	95%

PIMCO RAE PLUS EMG Fund	0	1	0%	32%

PIMCO RAE PLUS International Fund	0	1	0%	70%

PIMCO RAE PLUS Small Fund	0	1	0%	19%

PIMCO RAE Worldwide Long/Short PLUS Fund	0	2	0%	92%

120	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2022

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO RAE Fundamental Advantage PLUS Fund	$0	$0	$(9,433)	$(1)	$(915,263)	$0	$0	$(924,697)

PIMCO RAE PLUS Fund	43,506	122,380	(25,946)	0	0	0	0	139,940

PIMCO RAE PLUS EMG Fund	1,779	16,854	492	(4)	(200,179)	0	(1,363)	(182,421)

PIMCO RAE PLUS International Fund	2,595	58,558	(6,966)	(3)	0	0	0	54,184

PIMCO RAE PLUS Small Fund	8,094	0	8,504	(2)	(9,818)	0	0	6,778

PIMCO RAE Worldwide Long/Short PLUS Fund	31,717	0	(22,918)	0	(149,172)	0	0	(140,373)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, straddle loss deferrals, and hyperinflationary investments.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

ANNUAL REPORT	|	MARCH 31, 2022	121

Notes to Financial Statements	(Cont.)	March 31, 2022

As of March 31, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAE Fundamental Advantage PLUS Fund*	$665,600	$249,663

PIMCO RAE PLUS Fund	0	0

PIMCO RAE PLUS EMG Fund*	159,291	40,888

PIMCO RAE PLUS International Fund	0	0

PIMCO RAE PLUS Small Fund*	7,456	2,362

PIMCO RAE Worldwide Long/Short PLUS Fund*	88,098	61,074

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO RAE Fundamental Advantage PLUS Fund	$681,416	$26,237	$(37,004)	$(10,767)

PIMCO RAE PLUS Fund	1,389,042	203,741	(230,029)	(26,288)

PIMCO RAE PLUS EMG Fund	211,419	11,009	(11,642)	(633)

PIMCO RAE PLUS International Fund	130,515	5,966	(12,979)	(7,013)

PIMCO RAE PLUS Small Fund	207,749	16,336	(7,873)	8,463

PIMCO RAE Worldwide Long/Short PLUS Fund	758,693	46,311	(68,499)	(22,188)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, straddle loss deferrals, and hyperinflationary investments.

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2022			March 31, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO RAE Fundamental Advantage PLUS Fund	$33,969	$0	$1,433	$8,002	$0	$0

PIMCO RAE PLUS Fund	200,006	975	0	225,002	0	0

PIMCO RAE PLUS EMG Fund	144,502	0	0	210,002	0	0

PIMCO RAE PLUS International Fund	124,290	58,412	0	255,006	0	0

PIMCO RAE PLUS Small Fund	152,452	115,100	0	239,003	0	0

PIMCO RAE Worldwide Long/Short PLUS Fund	125,002	0	0	95,003	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

122	PIMCO FUNDAMENTAL INDEX FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund (six of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	|	MARCH 31, 2022	123

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GST	Goldman Sachs International	NOM	Nomura Securities International Inc.

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	NXN	Natixis New York

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	RBC	Royal Bank of Canada

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	RYL	NatWest Markets Plc

DUB	Deutsche Bank AG	MBC	HSBC Bank Plc	SCX	Standard Chartered Bank, London

FAR	Wells Fargo Bank National Association	MEI	Merrill Lynch International	SOG	Societe Generale Paris

FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services LLC	TDM	TD Securities (USA) LLC

FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC	TOR	The Toronto-Dominion Bank

GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NZD	New Zealand Dollar

AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso

BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty

CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble

CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona

CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TRY	Turkish New Lira

COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar

CZK	Czech Koruna	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

EUR	Euro

Exchange Abbreviations:

FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	ERAEMLT	eRAFI Emerging Markets Strategy Index	RALVEIUT	RA U.S. Low Volatility Equity Income Total Return Index

BADLARPP	Argentina Badlar Floating Rate Notes	ERAUSLT	eRAFI U.S. Large Strategy Index	S&P 500	Standard & Poor’s 500 Index

CDX.EM	Credit Derivatives Index - Emerging Markets	ERAUSST	eRAFI U.S. Small Strategy Index	SOFR	Secured Overnight Financing Rate

CDX.HY	Credit Derivatives Index - High Yield	NDDUWXUS	MSCI Daily TR Net World Ex USA Index	SOFRINDX	Secured Overnight Financing Rate Index

CDX.IG	Credit Derivatives Index - Investment Grade	NDUEEGF	iShares MSCI Emerging Markets ETF	SONIO	Sterling Overnight Interbank Average Rate

CNREPOFIX	China Fixing Repo Rates 7-Day	RALVEIET	RA Emerging Markets Low Volatility Equity Income Total Return Index	UKRPI	United Kingdom Retail Prices Index

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	RALVEIIT	RA International Low Volatility Equity Income Total Return Index	US0003M	ICE 3-Month USD LIBOR

ERADXULT	eRAFI International Large Strategy Index

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal

Other Abbreviations:

ABS	Asset-Backed Security	CMBS	Collateralized Mortgage-Backed Security	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	DAC	Designated Activity Company	PIK	Payment-in-Kind

BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

124	PIMCO FUNDAMENTAL INDEX FUNDS

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gains (000s†)	163(j) Interest Dividends

PIMCO RAE Fundamental Advantage PLUS Fund	0%	0%	$33,969	$0	$0

PIMCO RAE PLUS Fund	0%	0%	30,581	0	30,087

PIMCO RAE PLUS EMG Fund	0%	0%	14,985	0	14,599

PIMCO RAE PLUS International Fund	0%	0%	11,076	26,800	16,599

PIMCO RAE PLUS Small Fund	0%	0%	9,424	18,200	10,482

PIMCO RAE Worldwide Long/Short PLUS Fund	0%	0%	49,038	0	18,139

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO RAE Fundamental Advantage PLUS Fund	0%

PIMCO RAE PLUS Fund	0%

PIMCO RAE PLUS EMG Fund	0%

PIMCO RAE PLUS International Fund	1.16%

PIMCO RAE PLUS Small Fund	0%

PIMCO RAE Worldwide Long/Short PLUS Fund	0%

ANNUAL REPORT	|	MARCH 31, 2022	125

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO RAE PLUS Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0607	$0.0000	$0.0000	$0.0607

March 2022	$0.1916	$0.0000	$0.0000	$0.1916

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0587	$0.0000	$0.0000	$0.0587

March 2022	$0.1925	$0.0000	$0.0000	$0.1925

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0580	$0.0000	$0.0000	$0.0580

March 2022	$0.1919	$0.0000	$0.0000	$0.1919

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0537	$0.0000	$0.0000	$0.0537

March 2022	$0.1887	$0.0000	$0.0000	$0.1887

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0424	$0.0000	$0.0000	$0.0424

March 2022	$0.1802	$0.0000	$0.0000	$0.1802

PIMCO RAE PLUS Small Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.2979	$0.0000	$0.0000	$0.2979

March 2022	$0.3039	$0.0000	$0.0000	$0.3039

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.2980	$0.0000	$0.0000	$0.2980

March 2022	$0.3031	$0.0000	$0.0000	$0.3031

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.2958	$0.0000	$0.0000	$0.2958

March 2022	$0.3010	$0.0000	$0.0000	$0.3010

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.2873	$0.0000	$0.0000	$0.2873

March 2022	$0.2953	$0.0000	$0.0000	$0.2953

126	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

PIMCO RAE PLUS International Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.1713	$0.0000	$0.0000	$0.1713

March 2022	$0.1349	$0.0000	$0.0000	$0.1349

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.1739	$0.0000	$0.0000	$0.1739

March 2022	$0.1343	$0.0000	$0.0000	$0.1343

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.1728	$0.0000	$0.0000	$0.1728

March 2022	$0.1337	$0.0000	$0.0000	$0.1337

PIMCO RAE Worldwide Long/Short PLUS Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3823	$0.0000	$0.0000	$0.3823

March 2022	$0.3333	$0.0000	$0.0000	$0.3333

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3791	$0.0000	$0.0000	$0.3791

March 2022	$0.3316	$0.0000	$0.0000	$0.3316

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3729	$0.0000	$0.0000	$0.3729

March 2022	$0.3266	$0.0000	$0.0000	$0.3266

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3506	$0.0000	$0.0000	$0.3506

March 2022	$0.3089	$0.0000	$0.0000	$0.3089

PIMCO RAE Fundamental Advantage PLUS Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0000	$0.0000	$0.1334	$0.1334

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0000	$0.0000	$0.1245	$0.1245

March 2022	$0.0000	$0.0000	$0.0000	$0.0000

ANNUAL REPORT	|	MARCH 31, 2022	127

Distribution Information	(Cont.)	(Unaudited)

PIMCO RAE PLUS EMG Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.7723	$0.0000	$0.0000	$0.7723

March 2022	$0.4965	$0.0000	$0.0000	$0.4965

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.7779	$0.0000	$0.0000	$0.7779

March 2022	$0.4946	$0.0000	$0.0000	$0.4946

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.7694	$0.0000	$0.0000	$0.7694

March 2022	$0.4846	$0.0000	$0.0000	$0.4846

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.7500	$0.0000	$0.0000	$0.7500

March 2022	$0.4759	$0.0000	$0.0000	$0.4759

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

128	PIMCO FUNDAMENTAL INDEX FUNDS

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2022	129

Management of the Trust	(Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

130	PIMCO FUNDAMENTAL INDEX FUNDS

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	MARCH 31, 2022	131

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

132	PIMCO FUNDAMENTAL INDEX FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3004AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

International Bond Funds

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency and Short-Term Investments Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Opportunities Fund (Unhedged)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

PIMCO International Bond Fund (Unhedged)

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		17

Benchmark Descriptions		19

Financial Highlights		20

Statements of Assets and Liabilities		28

Statements of Operations		32

Statements of Changes in Net Assets		34

Notes to Financial Statements		174

Report of Independent Registered Public Accounting Firm		204

Glossary		205

Federal Income Tax Information		206

Management of the Trust		207

Privacy Policy		209

Liquidity Risk Management Program		210

Fund	Fund Summary	Schedule of Investments

PIMCO Emerging Markets Bond Fund	9	36

PIMCO Emerging Markets Corporate Bond Fund	10	56

PIMCO Emerging Markets Currency and Short-Term Investments Fund	11	67

PIMCO Emerging Markets Full Spectrum Bond Fund	12	86

PIMCO Global Advantage® Strategy Bond Fund	13	91

PIMCO Global Bond Opportunities Fund (Unhedged)	14	113

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	15	132

PIMCO International Bond Fund (Unhedged)	16	152

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities,

2	PIMCO INTERNATIONAL BOND FUNDS

as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2022	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Opportunities Fund (Unhedged), PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) and PIMCO International Bond Fund (Unhedged) (each a “Fund” and collectively, the “Funds”).

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest its assets in funds of the Trust and funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). To the extent Underlying PIMCO Funds of the Trust or PIMCO Equity Series are held, Institutional Class or Class M shares will be held. The cost of investing in the PIMCO Emerging Markets Full Spectrum Bond Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously.

The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments

4	PIMCO INTERNATIONAL BOND FUNDS

and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

A Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, regional armed conflict and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions and other similar measures may be imposed by the United States and/or other countries. Other similar measures may include, but are not limited to, banning Russia or certain persons or entities associated with Russia from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing Russian assets or those of particular countries, entities or persons with ties to Russia. Such sanctions and other similar measures — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited, securities markets close, or market participants cease transacting in certain investments in light of geopolitical events, sanctions or related considerations), which could render any such securities held by a Fund unmarketable for an indefinite period of time and/or cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. In addition, such sanctions or other similar measures, and the Russian government’s response, could result in a downgrade of Russia’s credit rating or of securities of issuers located in or economically tied to Russia, devaluation of Russia’s currency and/or increased volatility with respect to Russian securities and the ruble. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks, espionage or other asymmetric measures) or resulting actual or threatened responses to such activity may impact Russia’s economy and Russian issuers of securities in which a Fund invests. Such resulting actual or threatened responses may include, but are not limited to, purchasing and financing restrictions, withdrawal of financial intermediaries, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on

ANNUAL REPORT	|	MARCH 31, 2022	5

Important Information About the Funds	(Cont.)

the Russian government, Russian companies or Russian individuals, including politicians. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. These issues can be magnified as a result of sanctions and other similar measures that may be imposed and the Russian government’s response. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss can still occur. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be recorded by companies themselves and by registrars. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence or oversight. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices, and to sanctions or other actions that may be directed at the Russian economy as a whole or at Russian oil, natural gas, metals or timber industries.

Russia has attempted, and may attempt in the future, to assert its influence in the region through economic or military measures. For example, in February 2022, Russia launched a large-scale invasion of Ukraine. Such measures may have an adverse effect on the Russian economy, which may, in turn, negatively impact a Fund.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is

6	PIMCO INTERNATIONAL BOND FUNDS

defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Emerging Markets Bond Fund	07/31/97	07/31/97	04/30/08	04/27/18	—	07/31/97	07/31/97	Diversified
PIMCO Emerging Markets Corporate Bond Fund	07/01/09	07/01/09	—	—	—	—	—	Diversified
PIMCO Emerging Markets Currency and Short-Term Investments Fund	05/31/05	05/31/05	04/30/08	—	—	05/31/05	—	Diversified
PIMCO Emerging Markets Full Spectrum Bond Fund	02/25/13	02/25/13	—	—	—	—	—	Diversified
PIMCO Global Advantage® Strategy Bond Fund	02/05/09	02/05/09	—	—	—	02/05/09	—	Diversified
PIMCO Global Bond Opportunities Fund (Unhedged)	11/23/93	11/23/93	—	—	07/31/96	01/31/18	—	Non-diversified
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	10/02/95	02/25/98	04/30/08	—	09/30/03	10/02/95	10/02/95	Non-diversified
PIMCO International Bond Fund (Unhedged)	04/30/04	04/30/04	04/30/08	04/27/18	02/28/06	07/30/04	07/30/04	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the

ANNUAL REPORT	|	MARCH 31, 2022	7

Important Information About the Funds	(Cont.)

fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

8	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Bond Fund

Institutional Class - PEBIX
I-2 - PEMPX	Class A - PAEMX
I-3 - PEBNX	Class C - PEBCX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown

as of March 31, 2022†§

Short-Term Instruments‡	13.4%

Mexico	8.3%

Indonesia	4.9%

South Africa	4.6%

Turkey	4.4%

Brazil	3.5%

Saudi Arabia	3.3%

Nigeria	3.1%

United States	2.8%

Egypt	2.8%

Chile	2.6%

Colombia	2.3%

Dominican Republic	2.3%

Argentina	2.2%

Oman	2.1%

Cayman Islands	1.9%

Romania	1.8%

Panama	1.8%

Ivory Coast	1.6%

Morocco	1.4%

Peru	1.3%

Qatar	1.3%

Guatemala	1.3%

India	1.3%

Kazakhstan	1.2%

United Arab Emirates	1.2%

Ghana	1.2%

Israel	1.1%

Malaysia	1.1%

Ukraine	1.1%

Other	16.8%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Emerging Markets Bond Fund Institutional Class	(5.58)%	2.20%	3.20%	8.04%
PIMCO Emerging Markets Bond Fund I-2	(5.67)%	2.10%	3.09%	7.94%
PIMCO Emerging Markets Bond Fund I-3	(5.72)%	2.04%	3.04%	7.88%
PIMCO Emerging Markets Bond Fund Class A	(5.93)%	1.82%	2.80%	7.62%
PIMCO Emerging Markets Bond Fund Class A (adjusted)	(9.45)%	1.05%	2.41%	7.45%
PIMCO Emerging Markets Bond Fund Class C	(6.63)%	1.06%	2.04%	6.82%
PIMCO Emerging Markets Bond Fund Class C (adjusted)	(7.54)%	1.06%	2.04%	6.82%
J.P. Morgan Emerging Markets Bond Index (EMBI) Global	(6.18)%	1.68%	3.45%	6.92%
Lipper Emerging Market Hard Currency Debt Funds Average	(7.79)%	1.29%	2.32%	6.11%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.87% for the Institutional Class shares, 0.97% for I-2 shares, 1.07% for I-3 shares, 1.24% for Class A shares and 1.99% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.S. duration contributed to relative performance, as rates rose.

»	Overweight exposure to Angolan external sovereign debt contributed to relative performance, as the Angolan sub-index outperformed the Fund’s benchmark.

»	Off-benchmark exposure to Chinese external corporate debt detracted from relative performance, as the Chinese external corporate debt index underperformed the Chinese external sovereign debt index.

»	Overweight exposure to Ukrainian sovereign debt detracted from relative performance, as the Ukrainian sub-index underperformed the Fund’s benchmark.

ANNUAL REPORT	|	MARCH 31, 2022	9

PIMCO Emerging Markets Corporate Bond Fund

Institutional Class - PEMIX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of March 31, 2022†§

Cayman Islands	12.5%

United States	8.7%

Short-Term Instruments‡	7.3%

South Africa	7.1%

Brazil	5.5%

Israel	5.2%

Mexico	5.2%

Hong Kong	3.6%

Netherlands	3.4%

India	2.9%

Indonesia	2.8%

Colombia	2.3%

United Kingdom	2.3%

Mauritius	2.2%

Singapore	2.1%

Turkey	2.1%

Luxembourg	2.1%

Virgin Islands (British)	2.0%

China	2.0%

Chile	1.9%

South Korea	1.8%

Peru	1.8%

Saudi Arabia	1.4%

Nigeria	1.3%

United Arab Emirates	1.1%

Canada	1.0%

Other	8.4%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (07/01/09)
PIMCO Emerging Markets Corporate Bond Fund Institutional Class	(10.10)%	1.85%	2.66%	4.45%
J.P. Morgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	(7.91)%	2.71%	4.24%	6.13%
Lipper Emerging Market Hard Currency Debt Funds Average	(7.79)%	1.29%	2.32%	4.57%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 06/30/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.90% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of corporate Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to South African corporate debt contributed to performance, as the South African corporate debt sub-index outperformed the broader index.

»	Overweight exposure to Brazilian corporate debt contributed to performance, as the Brazilian corporate debt sub-index outperformed the broader index.

»	Overweight exposure to Russian corporate debt detracted from relative performance, as the Russian corporate debt sub-index underperformed the broader index.

»	Overweight exposure to Chinese corporate debt detracted from performance, as the Chinese corporate debt sub-index underperformed the broader index.

10	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Currency and Short-Term Investments Fund

Institutional Class - PLMIX	Class A - PLMAX
I-2 - PLMPX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of March 31, 2022†§

Short-Term Instruments‡	63.9%

Colombia	5.8%

South Africa	5.7%

United States	5.2%

Israel	4.0%

Chile	1.9%

Peru	1.7%

Denmark	1.6%

Cayman Islands	1.1%

Other	9.1%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (05/31/05)
PIMCO Emerging Markets Currency and Short-Term Investments Fund Institutional Class	(1.53)%	1.06%	0.17%	2.55%
PIMCO Emerging Markets Currency and Short-Term Investments Fund I-2	(1.62)%	0.96%	0.07%	2.45%
PIMCO Emerging Markets Currency and Short-Term Investments Fund Class A	(1.92)%	0.66%	(0.23)%	2.14%
PIMCO Emerging Markets Currency and Short-Term Investments Fund Class A (adjusted)	(5.60)%	(0.11)%	(0.61)%	1.91%
J.P. Morgan Emerging Local Markets Index Plus (Unhedged)	(6.04)%	0.09%	(0.67)%	2.22%
JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	(6.04)%	0.09%	(0.67)%	2.08%
Lipper Alternative Currency Strategies Average	(1.24)%	0.05%	(1.03)%	0.97%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.87% for the Institutional Class shares, 0.97% for I-2 shares, and 1.27% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Currency and Short-Term Investments Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, emerging market countries, and in short-term investments. The Fund’s investments in currencies or Fixed Income Instruments, including short-term investments, may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of emerging market countries or in short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the Turkish lira contributed to relative performance, as the currency depreciated.

»	Off-benchmark exposure to Zambian local duration and the kwacha contributed to relative performance, as interest rates fell and the currency appreciated.

»	Overweight exposure to Russian local duration and the ruble as well as off-benchmark exposure to Russian corporate positions detracted from relative performance, as local rates rose and the currency depreciated.

»	Off-benchmark exposure to Kazakhstani local duration and the tenge detracted from relative performance, as local rates rose and the currency depreciated.

ANNUAL REPORT	|	MARCH 31, 2022	11

PIMCO Emerging Markets Full Spectrum Bond Fund

Institutional Class - PFSIX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of March 31, 2022†§

PIMCO Emerging Markets Local Currency and Bond Fund	51.2%

PIMCO Emerging Markets Corporate Bond Fund	24.6%

PIMCO Emerging Markets Bond Fund	20.8%

Vale SA, 3.202% due 12/29/2049	0.4%

Petroleos Mexicanos, 6.500% due 06/02/2041	0.4%

Poinsettia Finance Ltd., 6.625% due 06/17/2031	0.4%

Republic of Angola Via Avenir BV, 4.771% due 12/07/2023	0.2%

Ecuador Government International Bond, 1.000% due 07/31/2035	0.2%

Republic of Angola Via Avenir BV, 7.845% due 07/01/2023	0.2%

Ghana Government International Bond, 8.875% due 05/07/2042	0.2%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	Fund Inception (02/25/13)
PIMCO Emerging Markets Full Spectrum Bond Fund Institutional Class	(7.88)%	1.17%	(0.06)%
50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	(7.76)%	1.24%	0.70%
Lipper Emerging Market Hard Currency Debt Funds Average	(7.79)%	1.29%	1.28%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 02/28/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), was 1.97% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Full Spectrum Bond Fund seeks maximum total return, consistent with prudent investment management. The Fund is designed to provide dynamic exposure to a broad range of emerging market fixed income asset classes, such as external debt obligations of sovereign, quasi-sovereign, and corporate entities; currencies, and local currency-denominated obligations of sovereigns, quasi-sovereigns, and corporate issuers. PIMCO uses a three-step active management approach in seeking to achieve the Fund’s investment objective: 1) develop a target asset allocation to implement across the eligible investments; 2) identify additional opportunities for country and security selection designed to add value beyond the target asset allocation within each of the eligible investments; and 3) employ additional investment strategies designed to either mitigate or emphasize risks resulting from the implementation of the target asset allocation. This active management approach is driven by PIMCO’s global macroeconomic views, emerging markets expertise and experience across a wide range of investment instruments. The Fund’s assets are allocated in a manner that reflects PIMCO’s views regarding the attractiveness of key investment risk factors, considering both return potential and volatility, and includes an assessment of aggregate country, issuer and currency exposures. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Within local duration, underweight exposure to Russia contributed to relative performance, as local rates rose.

»	Within local duration, underweight exposure to Poland contributed to relative performance, as local rates rose.

»	Within external debt, exposure to Chinese external corporate debt detracted from relative performance, as the Chinese external corporate debt sub-index underperformed the external corporate index.

»	Within external debt, exposure to Russian corporate and quasi-sovereign debt detracted from relative performance, as the corporate and quasi-sovereign external debt sub-indices underperformed the corporate and quasi-sovereign external debt indices.

12	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Global Advantage® Strategy Bond Fund

Institutional Class - PSAIX
Class A - PGSAX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of March 31, 2022†§

United States	38.8%

United Kingdom	10.3%

Cayman Islands	7.0%

Italy	6.6%

Japan	6.0%

Denmark	3.5%

Singapore	2.5%

Australia	2.3%

Short-Term Instruments‡	2.1%

France	2.0%

Germany	1.8%

Ireland	1.5%

Peru	1.5%

Switzerland	1.4%

Netherlands	1.1%

Other	11.6%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (02/05/09)
PIMCO Global Advantage® Strategy Bond Fund Institutional Class	(2.73)%	3.07%	1.98%	3.79%
PIMCO Global Advantage® Strategy Bond Fund Class A	(3.11)%	2.66%	1.57%	3.38%
PIMCO Global Advantage® Strategy Bond Fund Class A (adjusted)	(6.78)%	1.87%	1.18%	3.08%
Bloomberg Global Aggregate (USD Unhedged) Index	(6.40)%	1.70%	1.04%	2.47%
PIMCO Global Advantage Bond Index (GLADI) (USD, Partially Hedged)	(2.76)%	2.46%	2.21%	3.54%
Lipper Global Income Funds Average	(5.51)%	1.82%	1.66%	3.55%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.69% for the Institutional Class shares, and 1.09% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Advantage® Strategy Bond Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the euro contributed to relative performance, as the currency depreciated relative to the U.S. dollar.

»	Underweight exposure to the Japanese yen contributed to relative performance, as the currency depreciated relative to the U.S. dollar.

»	Overweight exposure to inflation-linked securities contributed to relative performance, as breakeven inflation rates rose.

»	Underweight exposure to duration in the U.S., particularly in the first quarter of 2022, contributed to relative performance, as interest rates rose.

»	Overweight exposure to emerging market external debt detracted from relative performance particularly in February 2022, as spreads widened.

»	Underweight exposure to longer maturity eurozone interest rates detracted from relative performance, as the euro swaps curve flattened.

»	Overweight exposure to duration in Peru detracted from relative performance, as interest rates rose.

ANNUAL REPORT	|	MARCH 31, 2022	13

PIMCO Global Bond Opportunities Fund (Unhedged)

Institutional Class - PIGLX	Class A - PAGPX
Administrative Class - PADMX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of March 31, 2022†§

United States	41.3%

Short-Term Instruments‡	13.8%

United Kingdom	8.1%

Cayman Islands	7.2%

Japan	6.5%

France	4.3%

Denmark	3.1%

Germany	2.0%

Australia	1.9%

Singapore	1.9%

Italy	1.7%

Switzerland	1.5%

Peru	1.2%

Ireland	1.1%

Other	4.4%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (11/23/93)
PIMCO Global Bond Opportunities Fund (Unhedged) Institutional Class	(5.52)%	2.06%	1.71%	5.27%
PIMCO Global Bond Opportunities Fund (Unhedged) Administrative Class	(5.76)%	1.81%	1.45%	5.02%
PIMCO Global Bond Opportunities Fund (Unhedged) Class A	(5.90)%	1.66%	1.30%	4.86%
PIMCO Global Bond Opportunities Fund (Unhedged) Class A (adjusted)	(9.43)%	0.88%	0.92%	4.72%
Bloomberg Global Aggregate (USD Unhedged) Index	(6.40)%	1.70%	1.04%	4.33%♦
Lipper Global Income Funds Average	(5.51)%	1.82%	1.66%	4.35%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.57% for the Institutional Class shares, 0.82% for Administrative Class shares, and 0.97% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, future contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies or the U.S. dollar. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in the non-agency residential mortgage-backed securities sector contributed to absolute performance, as the sector generated positive returns.

»	Long exposure to the Chinese yuan contributed to absolute performance, as the currency appreciated relative to the U.S. dollar.

»	Long exposure to duration in China contributed to absolute performance, as interest rates fell.

»	Long exposure to the euro detracted from absolute performance, as the currency depreciated relative to the U.S. dollar.

»	Short exposure to longer maturity eurozone interest rates detracted from absolute performance, as the euro swaps curve flattened.

»	Long exposure to the Japanese yen detracted from absolute performance, as the currency depreciated relative to the U.S. dollar.

14	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

Institutional Class - PGBIX	Class A - PAIIX
I-2 - PGNPX	Class C - PCIIX
Administrative Class - PGDAX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund commenced operations.

Geographic Breakdown as of March 31, 2022†§

United States	41.5%

Short-Term Instruments‡	18.4%

United Kingdom	7.7%

Cayman Islands	6.4%

Japan	6.0%

Denmark	3.1%

France	2.6%

Singapore	1.8%

Germany	1.7%

Australia	1.6%

Peru	1.1%

Ireland	1.0%

Other	7.1%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (10/02/95)
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Institutional Class	(2.67)%	2.70%	3.68%	5.87%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) I-2	(2.77)%	2.60%	3.57%	5.77%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Administrative Class	(2.91)%	2.44%	3.42%	5.61%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class A	(3.01)%	2.34%	3.31%	5.48%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class A (adjusted)	(6.65)%	1.56%	2.92%	5.32%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class C	(3.74)%	1.58%	2.54%	4.69%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class C (adjusted)	(4.68)%	1.58%	2.54%	4.69%
Bloomberg Global Aggregate (USD Hedged) Index	(3.92)%	2.25%	2.84%	4.86%♦
Lipper Global Income Funds Average	(5.51)%	1.82%	1.66%	4.39%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 09/30/1995

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Class C shares. The prior Class C performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.56% for the Institutional Class shares, 0.66% for I-2 shares, 0.81% for Administrative Class shares, 0.91% for Class A shares and 1.66% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Securities may be denominated in major foreign currencies or the U.S. dollar. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in the non-agency residential mortgage-backed securities sector contributed to absolute performance, as the sector generated positive returns.

»	Long exposure to duration in China contributed to absolute performance, as interest rates fell.

»	Long exposure to select Latin American currencies, particularly the Brazilian real and the Peruvian sol, contributed to absolute performance, as these currencies appreciated relative to the U.S. dollar.

»	Long exposure to duration in the U.S. detracted from absolute performance, as interest rates rose.

»	Short exposure to longer maturity eurozone interest rates detracted from absolute performance, as the euro swaps curve flattened.

»	Long exposure to duration in Australia detracted from absolute performance, as interest rates rose.

ANNUAL REPORT	|	MARCH 31, 2022	15

PIMCO International Bond Fund (Unhedged)

Institutional Class - PFUIX	Administrative Class - PFUUX
I-2 - PFUPX	Class A - PFUAX
I-3 - PFUNX	Class C - PFRCX

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of March 31, 2022†§

United States	30.1%

Japan	14.5%

United Kingdom	9.7%

Cayman Islands	7.0%

Short-Term Instruments‡	6.3%

China	6.0%

Denmark	3.5%

France	3.2%

Singapore	2.2%

Italy	2.1%

Germany	1.6%

South Korea	1.5%

Spain	1.4%

Malaysia	1.3%

Australia	1.3%

Ireland	1.3%

Switzerland	1.0%

Other	6.0%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (04/30/04)
PIMCO International Bond Fund (Unhedged) Institutional Class	(8.56)%	1.55%	0.92%	3.72%
PIMCO International Bond Fund (Unhedged) I-2	(8.65)%	1.45%	0.82%	3.61%
PIMCO International Bond Fund (Unhedged) I-3	(8.70)%	1.40%	0.77%	3.56%
PIMCO International Bond Fund (Unhedged) Administrative Class	(8.79)%	1.30%	0.67%	3.46%
PIMCO International Bond Fund (Unhedged) Class A	(8.93)%	1.15%	0.52%	3.29%
PIMCO International Bond Fund (Unhedged) Class A (adjusted)	(12.34)%	0.38%	0.14%	3.07%
PIMCO International Bond Fund (Unhedged) Class C	(9.61)%	0.39%	(0.23)%	2.52%
PIMCO International Bond Fund (Unhedged) Class C (adjusted)	(10.49)%	0.39%	(0.23)%	2.52%
Bloomberg Global Aggregate ex-USD (USD Unhedged) Index	(7.89)%	1.27%	0.06%	2.63%
Lipper International Income Funds Average	(6.29)%	0.64%	0.72%	3.54%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.52% for the Institutional Class shares, 0.62% for I-2 shares, 0.72% for I-3 shares, 0.77% for Administrative Class shares, 0.92% for Class A shares, and 1.67% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Fund’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to select developed market currencies, notably the Swiss franc and the Swedish krona, contributed to relative performance, as these currencies appreciated relative to the U.S. dollar, particularly in the second quarter of 2021.

»	Underweight exposure to duration in Russia contributed to relative performance, as interest rates rose sharply in February 2022.

»	Underweight exposure to duration in the U.S., particularly in March 2022, contributed to performance, as interest rates rose.

»	Underweight exposure to longer maturity eurozone interest rates detracted from relative performance, as the euro swaps curve flattened.

»	Underweight exposure to the euro, particularly during April 2021 and May 2021, detracted from relative performance, as the currency appreciated relative to the U.S. dollar.

»	Overweight exposure to duration in select Latin American countries, particularly Peru and Brazil, detracted from relative performance as interest rates rose.

16	PIMCO INTERNATIONAL BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

		Actual		Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Emerging Markets Bond Fund
Institutional Class	$1,000.00	$909.20	$4.00	$1,000.00	$1,020.74	$4.23	0.84%
I-2	1,000.00	908.70	4.47	1,000.00	1,020.24	4.73	0.94
I-3	1,000.00	908.50	4.71	1,000.00	1,020.00	4.99	0.99
Class A	1,000.00	907.50	5.75	1,000.00	1,018.90	6.09	1.21
Class C	1,000.00	904.10	9.30	1,000.00	1,015.16	9.85	1.96

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class	$1,000.00	$883.30	$4.23	$1,000.00	$1,020.44	$4.53	0.90%

PIMCO Emerging Markets Currency and Short-Term Investments Fund
Institutional Class	$1,000.00	$976.30	$4.24	$1,000.00	$1,020.64	$4.33	0.86%
I-2	1,000.00	975.80	4.73	1,000.00	1,020.14	4.84	0.96
Class A	1,000.00	974.30	6.20	1,000.00	1,018.65	6.34	1.26

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class	$1,000.00	$907.00	$0.57	$1,000.00	$1,024.33	$0.61	0.12%

ANNUAL REPORT	|	MARCH 31, 2022	17

Expense Examples	(Cont.)

		Actual		Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class	$1,000.00	$958.90	$3.27	$1,000.00	$1,021.59	$3.38	0.67%
Class A	1,000.00	957.00	5.22	1,000.00	1,019.60	5.39	1.07

PIMCO Global Bond Opportunities Fund (Unhedged)
Institutional Class	$1,000.00	$947.20	$2.72	$1,000.00	$1,022.14	$2.82	0.56%
Administrative Class	1,000.00	946.00	3.93	1,000.00	1,020.89	4.08	0.81
Class A	1,000.00	945.20	4.66	1,000.00	1,020.14	4.84	0.96

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$971.50	$2.75	$1,000.00	$1,022.14	$2.82	0.56%
I-2	1,000.00	971.00	3.24	1,000.00	1,021.64	3.33	0.66
Administrative Class	1,000.00	970.30	3.98	1,000.00	1,020.89	4.08	0.81
Class A	1,000.00	969.80	4.47	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	966.10	8.14	1,000.00	1,016.65	8.35	1.66

PIMCO International Bond Fund (Unhedged)
Institutional Class	$1,000.00	$922.60	$2.44	$1,000.00	$1,022.39	$2.57	0.51%
I-2	1,000.00	922.10	2.92	1,000.00	1,021.89	3.07	0.61
I-3	1,000.00	921.90	3.16	1,000.00	1,021.64	3.33	0.66
Administrative Class	1,000.00	921.40	3.64	1,000.00	1,021.14	3.83	0.76
Class A	1,000.00	920.70	4.36	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	917.30	7.94	1,000.00	1,016.65	8.35	1.66

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

18	PIMCO INTERNATIONAL BOND FUNDS

Benchmark Descriptions

Index*	Benchmark Description

50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	The benchmark is a blend of 50% JPMorgan Global Bond Index Emerging Markets- Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified. The JPMorgan Global Bond Index Emerging Markets — Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries eligible current face amounts of debt outstanding. The JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. JPMorgan Corporate Emerging Market Bond Index Diversified tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries.

Bloomberg Global Aggregate (USD Hedged) Index	Bloomberg Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Bloomberg Global Aggregate (USD Unhedged) Index	Bloomberg Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Bloomberg Global Aggregate ex-USD (USD Unhedged) Index	Bloomberg Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

J.P. Morgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	The J.P. Morgan Corporate Emerging Markets Bond Index Diversified (CEMBI) is a uniquely weighted version of the CEMBI index. It limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI.

J.P. Morgan Emerging Local Markets Index Plus (Unhedged)	J.P. Morgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global	J.P. Morgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. For periods prior to May 2010, the JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) contains back-tested index data which re-calculates the index return using bid-side FX Spot, Forwards, and LIBOR rates.

PIMCO Global Advantage Bond Index (GLADI) (USD, Partially Hedged)	The PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. PIMCO’s GLADI methodology is intellectual property covered by U.S. Patent No. 8,306,892. GLOBAL ADVANTAGE and GLADI are trademarks of Pacific Investment Management Company LLC.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2022	19

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Bond Fund
Institutional Class

03/31/2022	$10.27	$0.42	$(0.96)	$(0.54)	$(0.44)	$0.00	$0.00	$(0.44)

03/31/2021	9.20	0.43	1.09	1.52	(0.45)	0.00	0.00	(0.45)

03/31/2020	10.27	0.47	(1.05)	(0.58)	(0.49)	0.00	0.00	(0.49)

03/31/2019	10.39	0.43	(0.11)	0.32	(0.44)	0.00	0.00	(0.44)

03/31/2018	10.43	0.47	0.00	0.47	(0.51)	0.00	0.00	(0.51)
I-2

03/31/2022	10.27	0.41	(0.96)	(0.55)	(0.43)	0.00	0.00	(0.43)

03/31/2021	9.20	0.42	1.09	1.51	(0.44)	0.00	0.00	(0.44)

03/31/2020	10.27	0.46	(1.05)	(0.59)	(0.48)	0.00	0.00	(0.48)

03/31/2019	10.39	0.42	(0.11)	0.31	(0.43)	0.00	0.00	(0.43)

03/31/2018	10.43	0.47	(0.01)	0.46	(0.50)	0.00	0.00	(0.50)
I-3

03/31/2022	10.27	0.41	(0.97)	(0.56)	(0.42)	0.00	0.00	(0.42)

03/31/2021	9.20	0.41	1.09	1.50	(0.43)	0.00	0.00	(0.43)

03/31/2020	10.27	0.46	(1.06)	(0.60)	(0.47)	0.00	0.00	(0.47)

04/27/2018 - 03/31/2019	10.25	0.40	0.01	0.41	(0.39)	0.00	0.00	(0.39)
Class A

03/31/2022	10.27	0.39	(0.97)	(0.58)	(0.40)	0.00	0.00	(0.40)

03/31/2021	9.20	0.39	1.09	1.48	(0.41)	0.00	0.00	(0.41)

03/31/2020	10.27	0.43	(1.05)	(0.62)	(0.45)	0.00	0.00	(0.45)

03/31/2019	10.39	0.39	(0.11)	0.28	(0.40)	0.00	0.00	(0.40)

03/31/2018	10.43	0.44	(0.01)	0.43	(0.47)	0.00	0.00	(0.47)
Class C

03/31/2022	10.27	0.31	(0.97)	(0.66)	(0.32)	0.00	0.00	(0.32)

03/31/2021	9.20	0.31	1.09	1.40	(0.33)	0.00	0.00	(0.33)

03/31/2020	10.27	0.35	(1.05)	(0.70)	(0.37)	0.00	0.00	(0.37)

03/31/2019	10.39	0.31	(0.10)	0.21	(0.33)	0.00	0.00	(0.33)

03/31/2018	10.43	0.36	(0.01)	0.35	(0.39)	0.00	0.00	(0.39)

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class

03/31/2022	$10.83	$0.36	$(1.41)	$(1.05)	$(0.36)	$0.00	$0.00	$(0.36)

03/31/2021	9.44	0.41	1.38	1.79	(0.40)	0.00	0.00	(0.40)

03/31/2020	10.50	0.49	(1.07)	(0.58)	(0.48)	0.00	0.00	(0.48)

03/31/2019	10.55	0.52	(0.07)	0.45	(0.50)	0.00	0.00	(0.50)

03/31/2018	10.58	0.48	(0.04)	0.44	(0.47)	0.00	0.00	(0.47)

PIMCO Emerging Markets Currency and Short-Term Investments Fund
Institutional Class

03/31/2022	$7.91	$0.22	$(0.33)	$(0.11)	$(0.12)	$0.00	$0.00	$(0.12)

03/31/2021	7.04	0.22	0.75	0.97	0.00	0.00	(0.10)	(0.10)

03/31/2020	8.05	0.33	(1.02)	(0.69)	(0.08)	0.00	(0.24)	(0.32)

03/31/2019	9.62	0.34	(0.90)	(0.56)	(0.93)	0.00	(0.08)	(1.01)

03/31/2018	9.07	0.28	0.55	0.83	(0.28)	0.00	0.00	(0.28)
I-2

03/31/2022	7.91	0.22	(0.34)	(0.12)	(0.11)	0.00	0.00	(0.11)

03/31/2021	7.04	0.22	0.74	0.96	0.00	0.00	(0.09)	(0.09)

03/31/2020	8.05	0.33	(1.03)	(0.70)	(0.07)	0.00	(0.24)	(0.31)

03/31/2019	9.62	0.33	(0.90)	(0.57)	(0.92)	0.00	(0.08)	(1.00)

03/31/2018	9.07	0.27	0.55	0.82	(0.27)	0.00	0.00	(0.27)
Class A

03/31/2022	7.91	0.19	(0.33)	(0.14)	(0.09)	0.00	0.00	(0.09)

03/31/2021	7.04	0.20	0.74	0.94	0.00	0.00	(0.07)	(0.07)

03/31/2020	8.05	0.31	(1.03)	(0.72)	(0.05)	0.00	(0.24)	(0.29)

03/31/2019	9.62	0.30	(0.89)	(0.59)	(0.90)	0.00	(0.08)	(0.98)

03/31/2018	9.07	0.24	0.56	0.80	(0.25)	0.00	0.00	(0.25)

20	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expense	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.29	(5.58)%	$2,761,793	0.84%	0.84%	0.83%	0.83%	4.15%	40%

10.27	16.59	2,052,215	0.87	0.87	0.83	0.83	4.10	69

9.20	(6.15)	1,535,816	0.88	0.88	0.83	0.83	4.51	97

10.27	3.28	1,834,852	0.85	0.85	0.83	0.83	4.30	26

10.39	4.48	1,531,972	0.84	0.84	0.83	0.83	4.50	30

9.29	(5.67)	726,918	0.94	0.94	0.93	0.93	4.02	40

10.27	16.47	202,226	0.97	0.97	0.93	0.93	4.01	69

9.20	(6.24)	128,568	0.98	0.98	0.93	0.93	4.42	97

10.27	3.18	121,082	0.95	0.95	0.93	0.93	4.19	26

10.39	4.38	117,780	0.94	0.94	0.93	0.93	4.41	30

9.29	(5.72)	10,400	0.99	1.04	0.98	1.03	3.97	40

10.27	16.42	8,599	1.02	1.07	0.98	1.03	3.97	69

9.20	(6.29)	2,754	1.03	1.08	0.98	1.03	4.38	97

10.27	4.23	1,054	1.00 *	1.05 *	0.98 *	1.03 *	4.33 *	26

9.29	(5.93)	176,188	1.21	1.21	1.20	1.20	3.75	40

10.27	16.16	214,401	1.24	1.24	1.20	1.20	3.73	69

9.20	(6.49)	189,790	1.25	1.25	1.20	1.20	4.14	97

10.27	2.90	237,364	1.22	1.22	1.20	1.20	3.91	26

10.39	4.10	273,186	1.21	1.21	1.20	1.20	4.17	30

9.29	(6.63)	7,851	1.96	1.96	1.95	1.95	2.99	40

10.27	15.29	12,042	1.99	1.99	1.95	1.95	2.96	69

9.20	(7.19)	20,216	2.00	2.00	1.95	1.95	3.39	97

10.27	2.14	31,351	1.97	1.97	1.95	1.95	3.15	26

10.39	3.33	41,967	1.96	1.96	1.95	1.95	3.42	30

$9.42	(10.00)%	$116,909	0.90%	0.90%	0.90%	0.90%	3.39%	39%

10.83	19.09	180,962	0.90	0.90	0.90	0.90	3.86	58

9.44	(6.00)	118,363	1.02	1.02	0.90	0.90	4.60	67

10.50	4.49	158,019	0.98	0.98	0.90	0.90	5.07	46

10.55	4.23	140,249	0.95 (f)	0.95 (f)	0.93 (f)	0.93 (f)	4.51	81

$7.68	(1.40)%	$595,946	0.86%	0.86%	0.85%	0.85%	2.82%	57%

7.91	13.78	684,658	0.87	0.87	0.85	0.85	2.89	79

7.04	(8.98)	1,979,921	0.88	0.88	0.85	0.85	4.19	84

8.05	(5.57)	2,876,945	0.88	0.88	0.85	0.85	3.90	39

9.62	9.31	4,127,541	0.87	0.87	0.85	0.85	2.98	62

7.68	(1.50)	5,385	0.96	0.96	0.95	0.95	2.72	57

7.91	13.67	4,993	0.97	0.97	0.95	0.95	2.85	79

7.04	(9.07)	4,518	0.98	0.98	0.95	0.95	4.12	84

8.05	(5.66)	6,785	0.98	0.98	0.95	0.95	3.84	39

9.62	9.20	9,450	0.97	0.97	0.95	0.95	2.88	62

7.68	(1.80)	7,690	1.26	1.26	1.25	1.25	2.40	57

7.91	13.33	9,244	1.27	1.27	1.25	1.25	2.55	79

7.04	(9.34)	10,329	1.28	1.28	1.25	1.25	3.84	84

8.05	(5.94)	17,637	1.28	1.28	1.25	1.25	3.51	39

9.62	8.88	27,108	1.27	1.27	1.25	1.25	2.57	62

ANNUAL REPORT	|	MARCH 31, 2022	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class

03/31/2022	$7.18	$0.28	$(0.82)	$(0.54)	$(0.29)	$0.00	$0.00	$(0.29)

03/31/2021	6.38	0.26	0.85	1.11	(0.10)	0.00	(0.21)	(0.31)

03/31/2020	7.24	0.16	(0.63)	(0.47)	(0.32)	0.00	(0.07)	(0.39)

03/31/2019	7.89	0.33	(0.60)	(0.27)	(0.32)	0.00	(0.06)	(0.38)

03/31/2018	7.65	0.22	0.44	0.66	(0.34)	0.00	(0.08)	(0.42)

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class

03/31/2022	$11.45	$0.34	$(0.64)	$(0.30)	$(0.40)	$0.00	$0.00	$(0.40)

03/31/2021	10.49	0.30	0.90	1.20	(0.24)	0.00	0.00	(0.24)

03/31/2020	10.79	0.36	(0.34)	0.02	(0.32)	0.00	0.00	(0.32)

03/31/2019	10.85	0.32	(0.12)	0.20	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.52	0.30	0.24	0.54	(0.10)	0.00	(0.11)	(0.21)
Class A

03/31/2022	11.45	0.30	(0.64)	(0.34)	(0.36)	0.00	0.00	(0.36)

03/31/2021	10.49	0.26	0.89	1.15	(0.19)	0.00	0.00	(0.19)

03/31/2020	10.79	0.31	(0.33)	(0.02)	(0.28)	0.00	0.00	(0.28)

03/31/2019	10.85	0.28	(0.13)	0.15	(0.21)	0.00	0.00	(0.21)

03/31/2018	10.52	0.26	0.24	0.50	(0.08)	0.00	(0.09)	(0.17)

PIMCO Global Bond Opportunities Fund (Unhedged)
Institutional Class

03/31/2022	$9.52	$0.22	$(0.72)	$(0.50)	$(0.40)	$(0.19)	$0.00	$(0.59)

03/31/2021	8.32	0.23	1.15	1.38	(0.18)	0.00	0.00	(0.18)

03/31/2020	8.94	0.28	(0.63)	(0.35)	(0.16)	0.00	(0.11)	(0.27)

03/31/2019	9.65	0.27	(0.52)	(0.25)	(0.16)	(0.21)	(0.09)	(0.46)

03/31/2018	9.15	0.24	0.45	0.69	(0.19)	0.00	0.00	(0.19)
Administrative Class

03/31/2022	9.52	0.20	(0.72)	(0.52)	(0.38)	(0.19)	0.00	(0.57)

03/31/2021	8.32	0.21	1.15	1.36	(0.16)	0.00	0.00	(0.16)

03/31/2020	8.94	0.25	(0.62)	(0.37)	(0.14)	0.00	(0.11)	(0.25)

03/31/2019	9.65	0.25	(0.53)	(0.28)	(0.13)	(0.21)	(0.09)	(0.43)

03/31/2018	9.15	0.22	0.44	0.66	(0.16)	0.00	0.00	(0.16)
Class A

03/31/2022	9.52	0.19	(0.73)	(0.54)	(0.36)	(0.19)	0.00	(0.55)

03/31/2021	8.32	0.20	1.14	1.34	(0.14)	0.00	0.00	(0.14)

03/31/2020	8.94	0.24	(0.63)	(0.39)	(0.12)	0.00	(0.11)	(0.23)

03/31/2019	9.65	0.24	(0.53)	(0.29)	(0.12)	(0.21)	(0.09)	(0.42)

01/31/2018 - 03/31/2018	9.77	0.06	(0.15)	(0.09)	(0.03)	0.00	0.00	(0.03)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
Institutional Class

03/31/2022	$10.68	$0.21	$(0.48)	$(0.27)	$(0.14)	$(0.16)	$0.00	$(0.30)

03/31/2021	9.92	0.21	0.76	0.97	(0.17)	(0.04)	0.00	(0.21)

03/31/2020	10.21	0.26	(0.13)	0.13	(0.42)	0.00	0.00	(0.42)

03/31/2019	10.22	0.24	(0.02)	0.22	(0.23)	0.00	0.00	(0.23)

03/31/2018	10.22	0.19	0.14	0.33	(0.26)	(0.07)	0.00	(0.33)
I-2

03/31/2022	10.68	0.20	(0.48)	(0.28)	(0.13)	(0.16)	0.00	(0.29)

03/31/2021	9.92	0.20	0.76	0.96	(0.16)	(0.04)	0.00	(0.20)

03/31/2020	10.21	0.25	(0.13)	0.12	(0.41)	0.00	0.00	(0.41)

03/31/2019	10.22	0.23	(0.02)	0.21	(0.22)	0.00	0.00	(0.22)

03/31/2018	10.22	0.18	0.14	0.32	(0.25)	(0.07)	0.00	(0.32)

22	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expense		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$6.35	(7.88)%	$267,820	0.14%		0.94%		0.14%		0.94%		4.01%	29%

7.18	17.52	359,989	0.09		0.94		0.09		0.94		3.60	41

6.38	(7.05)	240,570	0.08		0.94		0.08		0.94		2.12	21

7.24	(3.23)	403,252	0.07		0.94		0.07		0.94		4.57	9

7.89	8.83	423,689	0.09	(g)	0.97	(g)	0.09	(g)	0.97	(g)	2.77	4

$10.75	(2.73)%	$307,695	0.67%		0.67%		0.65%		0.65%		3.00%	291%

11.45	11.48	318,210	0.69		0.69		0.65		0.65		2.69	525

10.49	0.09	325,587	0.86		0.86		0.65		0.65		3.27	407

10.79	1.88	403,420	0.85		0.85		0.65		0.65		3.02	299

10.85	5.17	427,754	0.74	(h)	0.74	(h)	0.68	(h)	0.68	(h)	2.83	264

10.75	(3.11)	10,944	1.07		1.07		1.05		1.05		2.60	291

11.45	11.03	10,191	1.09		1.09		1.05		1.05		2.29	525

10.49	(0.30)	13,288	1.26		1.26		1.05		1.05		2.80	407

10.79	1.48	7,874	1.25		1.25		1.05		1.05		2.62	299

10.85	4.75	10,013	1.14	(h)	1.14	(h)	1.08	(h)	1.08	(h)	2.44	264

$8.43	(5.52)%	$117,309	0.56%		0.56%		0.55%		0.55%		2.41%	367%

9.52	16.67	134,523	0.57		0.57		0.55		0.55		2.51	537

8.32	(4.09)	125,831	0.67		0.67		0.55		0.55		3.09	440

8.94	(2.60)	173,384	0.72		0.72		0.55		0.55		2.99	272

9.65	7.56	230,027	0.65		0.65		0.55		0.55		2.51	309

8.43	(5.76)	50,716	0.81		0.81		0.80		0.80		2.16	367

9.52	16.38	60,142	0.82		0.82		0.80		0.80		2.26	537

8.32	(4.33)	63,445	0.92		0.92		0.80		0.80		2.84	440

8.94	(2.84)	83,658	0.97		0.97		0.80		0.80		2.75	272

9.65	7.29	101,563	0.90		0.90		0.80		0.80		2.27	309

8.43	(5.90)	6,688	0.96		0.96		0.95		0.95		2.01	367

9.52	16.20	8,385	0.97		0.97		0.95		0.95		2.12	537

8.32	(4.47)	10,391	1.07		1.07		0.95		0.95		2.69	440

8.94	(2.99)	11,099	1.12		1.12		0.95		0.95		2.60	272

9.65	(0.92)	15,496	1.05	*	1.05	*	0.95	*	0.95	*	3.82 *	309

$10.11	(2.58)%	$776,785	0.56%		0.56%		0.55%		0.55%		2.03%	376%

10.68	9.82	702,595	0.56		0.56		0.55		0.55		1.98	582

9.92	1.21	757,077	0.59		0.59		0.55		0.55		2.56	469

10.21	2.18	810,426	0.62		0.62		0.55		0.55		2.41	295

10.22	3.24	724,490	0.59		0.59		0.55		0.55		1.83	307

10.11	(2.68)	51,160	0.66		0.66		0.65		0.65		1.93	376

10.68	9.72	60,892	0.66		0.66		0.65		0.65		1.88	582

9.92	1.11	58,463	0.69		0.69		0.65		0.65		2.46	469

10.21	2.08	61,502	0.72		0.72		0.65		0.65		2.30	295

10.22	3.13	70,107	0.69		0.69		0.65		0.65		1.72	307

ANNUAL REPORT	|	MARCH 31, 2022	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)
Administrative Class

03/31/2022	$10.68	$0.19	$(0.48)	$(0.29)	$(0.12)	$(0.16)	$0.00	$(0.28)

03/31/2021	9.92	0.18	0.77	0.95	(0.15)	(0.04)	0.00	(0.19)

03/31/2020	10.21	0.24	(0.13)	0.11	(0.40)	0.00	0.00	(0.40)

03/31/2019	10.22	0.22	(0.03)	0.19	(0.20)	0.00	0.00	(0.20)

03/31/2018	10.22	0.16	0.15	0.31	(0.24)	(0.07)	0.00	(0.31)
Class A

03/31/2022	10.68	0.18	(0.48)	(0.30)	(0.11)	(0.16)	0.00	(0.27)

03/31/2021	9.92	0.17	0.76	0.93	(0.13)	(0.04)	0.00	(0.17)

03/31/2020	10.21	0.23	(0.13)	0.10	(0.39)	0.00	0.00	(0.39)

03/31/2019	10.22	0.21	(0.03)	0.18	(0.19)	0.00	0.00	(0.19)

03/31/2018	10.22	0.15	0.15	0.30	(0.23)	(0.07)	0.00	(0.30)
Class C

03/31/2022	10.68	0.10	(0.48)	(0.38)	(0.03)	(0.16)	0.00	(0.19)

03/31/2021	9.92	0.09	0.77	0.86	(0.06)	(0.04)	0.00	(0.10)

03/31/2020	10.21	0.15	(0.13)	0.02	(0.31)	0.00	0.00	(0.31)

03/31/2019	10.22	0.13	(0.02)	0.11	(0.12)	0.00	0.00	(0.12)

03/31/2018	10.22	0.07	0.15	0.22	(0.15)	(0.07)	0.00	(0.22)

PIMCO International Bond Fund (Unhedged)
Institutional Class

03/31/2022	$10.19	$0.19	$(1.04)	$(0.85)	$(0.23)	$(0.16)	$0.00	$(0.39)

03/31/2021	8.83	0.20	1.31	1.51	(0.15)	0.00	0.00	(0.15)

03/31/2020	9.50	0.23	(0.68)	(0.45)	(0.19)	0.00	(0.03)	(0.22)

03/31/2019	10.37	0.24	(0.69)	(0.45)	(0.28)	(0.13)	(0.01)	(0.42)

03/31/2018	9.51	0.22	0.79	1.01	(0.15)	0.00	0.00	(0.15)
I-2

03/31/2022	10.19	0.18	(1.04)	(0.86)	(0.22)	(0.16)	0.00	(0.38)

03/31/2021	8.83	0.19	1.31	1.50	(0.14)	0.00	0.00	(0.14)

03/31/2020	9.50	0.22	(0.68)	(0.46)	(0.18)	0.00	(0.03)	(0.21)

03/31/2019	10.37	0.23	(0.69)	(0.46)	(0.27)	(0.13)	(0.01)	(0.41)

03/31/2018	9.51	0.21	0.79	1.00	(0.14)	0.00	0.00	(0.14)
I-3

03/31/2022	10.19	0.17	(1.03)	(0.86)	(0.22)	(0.16)	0.00	(0.38)

03/31/2021	8.83	0.19	1.31	1.50	(0.14)	0.00	0.00	(0.14)

03/31/2020	9.50	0.21	(0.67)	(0.46)	(0.18)	0.00	(0.03)	(0.21)

04/27/2018 - 03/31/2019	10.13	0.20	(0.44)	(0.24)	(0.26)	(0.13)	0.00	(0.39)
Administrative Class

03/31/2022	10.19	0.16	(1.03)	(0.87)	(0.21)	(0.16)	0.00	(0.37)

03/31/2021	8.83	0.18	1.31	1.49	(0.13)	0.00	0.00	(0.13)

03/31/2020	9.50	0.21	(0.68)	(0.47)	(0.17)	0.00	(0.03)	(0.20)

03/31/2019	10.37	0.21	(0.69)	(0.48)	(0.25)	(0.13)	(0.01)	(0.39)

03/31/2018	9.51	0.19	0.79	0.98	(0.12)	0.00	0.00	(0.12)
Class A

03/31/2022	10.19	0.15	(1.04)	(0.89)	(0.19)	(0.16)	0.00	(0.35)

03/31/2021	8.83	0.16	1.31	1.47	(0.11)	0.00	0.00	(0.11)

03/31/2020	9.50	0.19	(0.68)	(0.49)	(0.15)	0.00	(0.03)	(0.18)

03/31/2019	10.37	0.20	(0.69)	(0.49)	(0.24)	(0.13)	(0.01)	(0.38)

03/31/2018	9.51	0.18	0.79	0.97	(0.11)	0.00	0.00	(0.11)

24	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expense	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.11	(2.82)%	$10,713	0.81%	0.81%	0.80%	0.80%	1.77%	376%

10.68	9.55	13,348	0.81	0.81	0.80	0.80	1.73	582

9.92	0.96	9,549	0.84	0.84	0.80	0.80	2.30	469

10.21	1.93	5,219	0.87	0.87	0.80	0.80	2.15	295

10.22	2.98	6,344	0.84	0.84	0.80	0.80	1.57	307

10.11	(2.92)	43,356	0.91	0.91	0.90	0.90	1.68	376

10.68	9.44	46,393	0.91	0.91	0.90	0.90	1.63	582

9.92	0.86	47,017	0.94	0.94	0.90	0.90	2.22	469

10.21	1.83	61,647	0.97	0.97	0.90	0.90	2.06	295

10.22	2.88	71,213	0.94	0.94	0.90	0.90	1.46	307

10.11	(3.65)	4,459	1.66	1.66	1.65	1.65	0.93	376

10.68	8.63	5,667	1.66	1.66	1.65	1.65	0.87	582

9.92	0.11	7,973	1.69	1.69	1.65	1.65	1.48	469

10.21	1.07	10,315	1.72	1.72	1.65	1.65	1.30	295

10.22	2.11	15,536	1.69	1.69	1.65	1.65	0.71	307

$8.95	(8.56)%	$826,088	0.51%	0.51%	0.50%	0.50%	1.87%	320%

10.19	17.19	912,645	0.52	0.52	0.50	0.50	2.00	525

8.83	(4.88)	748,973	0.63	0.63	0.50	0.50	2.40	325

9.50	(4.25)	938,509	0.66	0.66	0.50	0.50	2.44	208

10.37	10.67	758,960	0.59	0.59	0.50	0.50	2.17	150

8.95	(8.65)	264,179	0.61	0.61	0.60	0.60	1.78	320

10.19	17.07	239,939	0.62	0.62	0.60	0.60	1.86	525

8.83	(4.98)	123,353	0.73	0.73	0.60	0.60	2.27	325

9.50	(4.35)	133,765	0.76	0.76	0.60	0.60	2.33	208

10.37	10.56	244,642	0.69	0.69	0.60	0.60	2.07	150

8.95	(8.70)	139,321	0.66	0.71	0.65	0.70	1.72	320

10.19	17.02	84,507	0.67	0.72	0.65	0.70	1.89	525

8.83	(5.02)	89,804	0.78	0.83	0.65	0.70	2.18	325

9.50	(2.24)	36,071	0.81 *	0.86 *	0.65 *	0.70 *	2.11 *	208

8.95	(8.79)	25,434	0.76	0.76	0.75	0.75	1.61	320

10.19	16.90	36,225	0.77	0.77	0.75	0.75	1.77	525

8.83	(5.12)	30,519	0.88	0.88	0.75	0.75	2.15	325

9.50	(4.49)	53,398	0.91	0.91	0.75	0.75	2.19	208

10.37	10.40	79,082	0.84	0.84	0.75	0.75	1.92	150

8.95	(8.93)	117,997	0.91	0.91	0.90	0.90	1.46	320

10.19	16.72	150,556	0.92	0.92	0.90	0.90	1.63	525

8.83	(5.26)	190,729	1.03	1.03	0.90	0.90	1.98	325

9.50	(4.64)	211,975	1.06	1.06	0.90	0.90	2.04	208

10.37	10.23	286,033	0.99	0.99	0.90	0.90	1.83	150

ANNUAL REPORT	|	MARCH 31, 2022	25

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO International Bond Fund (Unhedged) (Cont.)
Class C

03/31/2022	$10.19	$0.07	$(1.03)	$(0.96)	$(0.12)	$(0.16)	$0.00	$(0.28)

03/31/2021	8.83	0.09	1.31	1.40	(0.04)	0.00	0.00	(0.04)

03/31/2020	9.50	0.12	(0.68)	(0.56)	(0.08)	0.00	(0.03)	(0.11)

03/31/2019	10.37	0.13	(0.69)	(0.56)	(0.17)	(0.13)	(0.01)	(0.31)

03/31/2018	9.51	0.10	0.79	0.89	(0.03)	0.00	0.00	(0.03)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(f)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.50%.
(g)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.54%.
(h)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.35%.

26	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expense	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.95	(9.61)%	$4,022	1.66%	1.66%	1.65%	1.65%	0.72%	320%

10.19	15.86	3,958	1.67	1.67	1.65	1.65	0.87	525

8.83	(5.97)	4,565	1.78	1.78	1.65	1.65	1.27	325

9.50	(5.35)	8,151	1.81	1.81	1.65	1.65	1.29	208

10.37	9.41	10,820	1.74	1.74	1.65	1.65	1.03	150

ANNUAL REPORT	|	MARCH 31, 2022	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Assets:

Investments, at value
Investments in securities*	$3,429,585	$109,094	$457,120	$8,680
Investments in Affiliates	365,073	8,230	148,102	249,635
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,534	39	2,180	74
Over the counter	16,142	260	53,982	965
Cash	47	1	0	1
Deposits with counterparty	26,457	940	4,227	721
Foreign currency, at value	4,070	243	5,654	56
Receivable for investments sold	9,074	2,288	836	0
Receivable for investments in Affiliates sold	0	0	0	9,000
Receivable for investments sold on a delayed-delivery basis	0	0	0	0
Receivable for TBA investments sold	15,894	0	0	0
Receivable for Fund shares sold	6,714	8	10	6
Interest and/or dividends receivable	45,871	1,641	3,530	216
Dividends receivable from Affiliates	95	1	56	781
Reimbursement receivable from PIMCO	0	0	0	198
Total Assets	3,920,556	122,745	675,697	270,333

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$16,505	$0	$0	$0
Payable for sale-buyback transactions	0	1,617	0	0
Payable for short sales	108,882	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,692	57	2,766	41
Over the counter	15,641	410	44,104	1,027
Payable for investments purchased	30,306	308	719	0
Payable for investments in Affiliates purchased	95	1	56	806
Payable for investments purchased on a delayed-delivery basis	0	0	577	0
Payable for TBA investments purchased	30,222	0	0	0
Payable for unfunded loan commitments	8,913	660	2,047	0
Deposits from counterparty	8,455	270	15,746	0
Payable for Fund shares redeemed	12,131	2,316	14	403
Distributions payable	1,644	89	5	0
Overdraft due to custodian	0	0	114	0
Accrued investment advisory fees	1,386	58	220	130
Accrued supervisory and administrative fees	1,252	46	196	96
Accrued distribution fees	5	0	0	0
Accrued servicing fees	39	0	1	0
Accrued taxes payable	113	1	29	4
Other liabilities	125	3	82	6
Total Liabilities	237,406	5,836	66,676	2,513

Net Assets	$3,683,150	$116,909	$609,013	$267,820

Net Assets Consist of:

Paid in capital	$4,403,644	$206,623	$1,283,787	$390,148
Distributable earnings (accumulated loss)	(720,494)	(89,714)	(674,766)	(122,328)

Net Assets	$3,683,150	$116,909	$609,021	$267,820

Cost of investments in securities	$3,914,757	$130,683	$494,938	$13,601
Cost of investments in Affiliates	$365,234	$8,230	$150,362	$268,360
Cost of foreign currency held	$4,044	$243	$5,644	$48
Proceeds received on short sales	$120,054	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$(8,961)	$135	$3,112	$(264)

* Includes repurchase agreements of:	$122,901	$290	$88,000	$240

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$370,093	$216,588	$963,886	$1,496,542
5,272	10,205	96,197	77,471

1,022	761	3,200	5,178
5,640	1,916	14,146	18,171
2	1	1	1
4,760	5,229	5,611	26,749
2,855	1,459	7,162	6,883
6,324	5,425	14,797	28,724
0	0	0	0
19	12	56	87
116,618	115,940	421,296	640,386
767	170	431	2,206
1,806	1,007	3,231	7,709
1	4	19	9
0	0	0	6
515,179	358,717	1,530,033	2,310,122

$26,336	$9,495	$0	$72,859
0	0	0	0
36,980	29,654	147,057	258,365

1,210	1,154	4,546	4,446
3,068	2,834	7,200	27,232
7,440	4,235	19,176	30,303
1	4	19	9
0	0	0	0
116,878	119,352	450,150	519,184
0	0	0	0
4,128	1,170	12,959	17,590
303	15,977	1,774	2,021
1	27	241	353
0	0	0	0
95	41	188	297
82	50	235	360
0	10	5	8
2	1	10	26
14	0	0	0
2	0	0	28
196,540	184,004	643,560	933,081

$318,639	$174,713	$886,473	$1,377,041

$337,398	$184,638	$907,604	$1,519,004
(18,759)	(9,925)	(21,131)	(141,963)

$318,639	$174,713	$886,473	$1,377,041

$389,340	$220,892	$994,726	$1,555,331
$5,275	$10,209	$96,218	$77,482
$2,827	$1,430	$7,175	$6,862
$37,550	$30,157	$149,814	$260,978
$(5,863)	$(1,880)	$(11,137)	$(32,088)

$541	$2,374	$607	$141

ANNUAL REPORT	|	MARCH 31, 2022	29

Statements of Assets and Liabilities	(Cont.)

	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Net Assets:

Institutional Class	$2,761,793	$116,909	$595,946	$267,820
I-2	726,918	N/A	5,385	N/A
I-3	10,400	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	176,188	N/A	7,690	N/A
Class C	7,851	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	297,134	12,417	77,558	42,166
I-2	78,207	N/A	701	N/A
I-3	1,119	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	18,955	N/A	1,001	N/A
Class C	845	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.29	$9.42	$7.68	$6.35
I-2	9.29	N/A	7.68	N/A
I-3	9.29	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	9.29	N/A	7.68	N/A
Class C	9.29	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

30	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$307,695	$117,309	$776,785	$826,088
N/A	N/A	51,160	264,179
N/A	N/A	N/A	139,321
N/A	50,716	10,713	25,434
10,944	6,688	43,356	117,997
N/A	N/A	4,459	4,022

28,629	13,913	76,817	92,310
N/A	N/A	5,059	29,521
N/A	N/A	N/A	15,568
N/A	6,015	1,059	2,842
1,018	793	4,288	13,185
N/A	N/A	441	449

$10.75	$8.43	$10.11	$8.95
N/A	N/A	10.11	8.95
N/A	N/A	N/A	8.95
N/A	8.43	10.11	8.95
10.75	8.43	10.11	8.95
N/A	N/A	10.11	8.95

ANNUAL REPORT	|	MARCH 31, 2022	31

Statements of Operations

Year Ended March 31, 2022
(Amounts in thousands†)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Investment Income:

Interest, net of foreign taxes*	$172,278	$7,662	$18,952	$1,134
Dividends	0	0	0	0
Dividends from Investments in Affiliates	4,994	37	2,452	13,602
Total Income	177,272	7,699	21,404	14,736

Expenses:

Investment advisory fees	15,990	898	2,615	1,918
Supervisory and administrative fees	14,498	719	2,343	1,421
Distribution and/or servicing fees - Administrative Class	N/A	N/A	N/A	N/A
Distribution and/or servicing fees - Class A	526	N/A	21	N/A
Distribution and/or servicing fees - Class C	107	N/A	N/A	N/A
Trustee fees	18	1	3	2
Interest expense	384	1	66	1
Miscellaneous expense	0	0	2	0
Total Expenses	31,523	1,619	5,050	3,342
Waiver and/or Reimbursement by PIMCO	(5)	0	0	(2,853)
Net Expenses	31,518	1,619	5,050	489

Net Investment Income (Loss)	145,754	6,080	16,354	14,247

Net Realized Gain (Loss):

Investments in securities	7,806	(2,492)	10,017	(515)
Investments in Affiliates	(4,169)	(33)	(132)	(5,997)
Exchange-traded or centrally cleared financial derivative instruments	(3,665)	(577)	93	34
Over the counter financial derivative instruments	3,497	882	(30,542)	(111)
Short sales	9	0	(115)	0
Foreign currency	(2,284)	2	1,435	(39)

Net Realized Gain (Loss)	1,194	(2,218)	(19,244)	(6,628)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(425,423)	(21,099)	(22,412)	(4,896)
Investments in Affiliates	(367)	0	(2,318)	(29,518)
Exchange-traded or centrally cleared financial derivative instruments	(10,306)	213	9,128	(183)
Over the counter financial derivative instruments	(2,087)	(228)	14,598	337
Short sales	9,337	0	75	0
Foreign currency assets and liabilities	54	24	(879)	11

Net Change in Unrealized Appreciation (Depreciation)	(428,792)	(21,090)	(1,808)	(34,249)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(281,844)	$(17,228)	$(4,698)	$(26,630)

* Foreign tax withholdings	$499	$7	$339	$13

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$11,834	$5,704	$22,091	$34,725
20	16	39	34
70	171	645	62
11,924	5,891	22,775	34,821

1,137	496	2,196	3,665
991	607	2,743	4,357
N/A	142	31	88
27	20	114	365
N/A	N/A	51	43
2	1	5	8
57	22	56	106
1	1	1	4
2,215	1,289	5,197	8,636
0	0	0	(56)
2,215	1,289	5,197	8,580

9,709	4,602	17,578	26,241

7,389	4,368	10,234	29,610
(65)	(171)	(579)	(33)
(4,708)	(421)	(7,670)	(35,546)
7,047	(3,145)	15,545	(59,520)
1,124	959	3,974	173
(920)	(378)	191	(8,172)

9,867	1,212	21,695	(73,488)

(31,335)	(16,497)	(58,786)	(117,461)
(4)	(5)	(28)	(18)
2,876	(1,263)	(3,569)	8,552
(1,101)	150	(2,563)	19,439
315	(13)	109	(340)
986	786	1,465	4,812

(28,263)	(16,842)	(63,372)	(85,016)

$(8,687)	$(11,028)	$(24,099)	$(132,263)

$23	$0	$0	$106

ANNUAL REPORT	|	MARCH 31, 2022	33

Statements of Changes in Net Assets

	PIMCO Emerging Markets Bond Fund		PIMCO Emerging Markets Corporate Bond Fund		PIMCO Emerging Markets Currency and Short-Term Investments Fund		PIMCO Emerging Markets Full Spectrum Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$145,754	$97,220	$6,080	$6,060	$16,354	$24,676	$14,247	$12,044
Net realized gain (loss)	1,194	(3,114)	(2,218)	(3,612)	(19,244)	(205,039)	(6,628)	1,087
Net change in unrealized appreciation (depreciation)	(428,792)	232,054	(21,090)	21,609	(1,808)	316,418	(34,249)	32,531

Net Increase (Decrease) in Net Assets Resulting from Operations	(281,844)	326,160	(17,228)	24,057	(4,698)	136,055	(26,630)	45,662

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(112,596)	(87,262)	(6,070)	(5,862)	(8,797)	0	(14,391)	(5,001)
I-2	(29,722)	(6,943)	N/A	N/A	(78)	0	N/A	N/A
I-3	(428)	(211)	N/A	N/A	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	(8,207)	(8,310)	N/A	N/A	(91)	0	N/A	N/A
Class C	(337)	(594)	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	0	0	(12,488)	0	(9,559)
I-2	0	0	N/A	N/A	0	(59)	N/A	N/A
I-3	0	0	N/A	N/A	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	0	0	N/A	N/A	0	(88)	N/A	N/A
Class C	0	0	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(a)	(151,290)	(103,320)	(6,070)	(5,862)	(8,966)	(12,635)	(14,391)	(14,560)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,626,801	389,499	(40,755)	44,404	(76,210)	(1,419,293)	(51,148)	88,317

Total Increase (Decrease) in Net Assets	1,193,667	612,339	(64,053)	62,599	(89,874)	(1,295,873)	(92,169)	119,419

Net Assets:

Beginning of year	2,489,483	1,877,144	180,962	118,363	698,895	1,994,768	359,989	240,570
End of year	$3,683,150	$2,489,483	$116,909	$180,962	$609,021	$698,895	$267,820	$359,989

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

34	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Global Advantage® Strategy Bond Fund		PIMCO Global Bond Opportunities Fund (Unhedged)		PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)		PIMCO International Bond Fund (Unhedged)

Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

$9,709	$9,035	$4,602	$4,847	$17,578	$16,673	$26,241	$25,131
9,867	(8,206)	1,212	5,129	21,695	1,979	(73,488)	73,718
(28,263)	35,452	(16,842)	20,304	(63,372)	62,648	(85,016)	85,421

(8,687)	36,281	(11,028)	30,280	(24,099)	81,300	(132,263)	184,270

(10,915)	(6,893)	(8,581)	(2,524)	(22,287)	(14,652)	(36,693)	(12,569)
N/A	N/A	N/A	N/A	(1,550)	(1,139)	(8,626)	(2,386)
N/A	N/A	N/A	N/A	N/A	N/A	(4,339)	(1,232)
N/A	N/A	(3,391)	(1,078)	(336)	(219)	(1,273)	(420)
(333)	(224)	(460)	(125)	(1,143)	(744)	(5,011)	(2,264)
N/A	N/A	N/A	N/A	(86)	(67)	(125)	(18)

0	0	0	0	0	0	0	0
N/A	N/A	N/A	N/A	0	0	0	0
N/A	N/A	N/A	N/A	N/A	N/A	0	0
N/A	N/A	0	0	0	0	0	0
0	0	0	0	0	0	0	0
N/A	N/A	N/A	N/A	0	0	0	0

(11,248)	(7,117)	(12,432)	(3,727)	(25,402)	(16,821)	(56,067)	(18,889)

10,173	(39,638)	(4,877)	(23,170)	107,079	(115,663)	137,541	74,506

(9,762)	(10,474)	(28,337)	3,383	57,578	(51,184)	(50,789)	239,887

328,401	338,875	203,050	199,667	828,895	880,079	1,427,830	1,187,943
$318,639	$328,401	$174,713	$203,050	$886,473	$828,895	$1,377,041	$1,427,830

ANNUAL REPORT	|	MARCH 31, 2022	35

Schedule of Investments	PIMCO Emerging Markets Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.2%

ANGOLA 0.8%

SOVEREIGN ISSUES 0.8%

Angolan Government International Bond
9.125% due 11/26/2049		$10,700	$10,447
9.375% due 05/08/2048		6,200	6,114
9.500% due 11/12/2025		12,600	13,826

Total Angola (Cost $28,868)			30,387

ARGENTINA 2.3%

SOVEREIGN ISSUES 2.3%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$31,726	10,708
0.750% due 07/09/2035 þ	EUR	1,000	307
1.000% due 07/09/2029		$5,844	2,010
1.125% due 07/09/2035 þ		84,412	25,914
1.125% due 07/09/2046 þ		1,334	421
1.500% due 07/09/2041 þ	EUR	1,000	334
2.000% due 01/09/2038 þ		$8,793	3,341
2.500% due 07/09/2041 þ		96,826	34,373

Provincia de Buenos Aires
3.900% due 09/01/2037 þ		3,872	1,664

Provincia de Cordoba
5.000% due 12/10/2025 þ		254	200

Provincia de Entre Rios Argentina
5.000% due 08/08/2028 ^þ(c)		2,538	1,701

Provincia de la Rioja
4.750% due 02/24/2028 þ		5,046	3,331

Provincia de Neuquen
4.625% due 04/27/2030 ^þ		1,384	858

Total Argentina (Cost $107,927)			85,162

ARMENIA 0.2%

SOVEREIGN ISSUES 0.2%

Republic of Armenia International Bond
3.600% due 02/02/2031		$5,500	4,370
3.950% due 09/26/2029		2,800	2,384

Total Armenia (Cost $8,149)			6,754

AUSTRIA 0.0%

CORPORATE BONDS & NOTES 0.0%

Sappi Papier Holding GmbH
3.125% due 04/15/2026	EUR	1,600	1,698

Total Austria (Cost $1,744)			1,698

AZERBAIJAN 0.9%

CORPORATE BONDS & NOTES 0.7%

Southern Gas Corridor CJSC
6.875% due 03/24/2026		$24,500	26,828

State Oil Co. of the Azerbaijan Republic
4.750% due 03/13/2023		600	603

			27,431

SOVEREIGN ISSUES 0.2%

Republic of Azerbaijan International Bond
3.500% due 09/01/2032		3,500	3,274
4.750% due 03/18/2024		3,400	3,468

			6,742

Total Azerbaijan (Cost $33,519)			34,173

BAHAMAS 0.1%

SOVEREIGN ISSUES 0.1%

Bahamas Government International Bond
6.000% due 11/21/2028		$6,550	5,101

Total Bahamas (Cost $6,573)			5,101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BAHRAIN 0.8%

SOVEREIGN ISSUES 0.8%

Bahrain Government International Bond
4.250% due 01/25/2028		$3,500	$3,394
4.250% due 01/25/2028 (k)		3,000	2,909
5.250% due 01/25/2033		5,000	4,637
5.625% due 09/30/2031		9,200	8,963
6.125% due 07/05/2022		9,422	9,541

Total Bahrain (Cost $30,189)			29,444

BELARUS 0.0%

SOVEREIGN ISSUES 0.0%

Republic of Belarus International Bond
5.875% due 02/24/2026		$600	108
6.200% due 02/28/2030		700	126
6.378% due 02/24/2031		800	144
7.625% due 06/29/2027		400	72

Total Belarus (Cost $2,447)			450

BRAZIL 3.6%

CORPORATE BONDS & NOTES 2.9%

B3 SA - Brasil Bolsa Balcao
4.125% due 09/20/2031		$9,800	8,841

Banco BTG Pactual SA
2.750% due 01/11/2026		1,000	924
4.500% due 01/10/2025		3,200	3,180

Banco do Brasil SA
3.250% due 09/30/2026		15,200	14,648
3.875% due 10/10/2022		2,258	2,285
4.875% due 01/11/2029		3,500	3,524

Banco Votorantim SA
4.000% due 09/24/2022		2,600	2,625
4.500% due 09/24/2024		800	814

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		19,140	19,419

BRF SA
5.750% due 09/21/2050		4,300	3,792

Centrais Eletricas Brasileiras SA
4.625% due 02/04/2030		1,800	1,686

CSN Inova Ventures
6.750% due 01/28/2028		12,200	12,656

CSN Resources SA
7.625% due 04/17/2026		8,636	8,972

Globo Comunicacao e Participacoes SA
4.875% due 01/22/2030		500	443

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/02/2022 (f)(h)		9,803	86

Petrobras Global Finance BV
5.093% due 01/15/2030		875	875
6.850% due 06/05/2115		2,300	2,161

Rumo Luxembourg SARL
5.250% due 01/10/2028		1,000	998

Suzano Austria GmbH
3.125% due 01/15/2032		2,000	1,775

Vale Overseas Ltd.
6.250% due 08/10/2026 (k)		2,600	2,857
6.875% due 11/21/2036		680	822

Vale SA
3.202% due 12/29/2049 «~(h)	BRL	130,240	13,991

			107,374

SOVEREIGN ISSUES 0.7%

Banco Nacional de Desenvolvimento Economico e Social
5.750% due 09/26/2023		$200	209

Brazil Government International Bond
2.875% due 06/06/2025		2,400	2,354
4.625% due 01/13/2028		200	201
4.750% due 01/14/2050		24,474	20,570

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 01/27/2045		$1,875	$1,673
5.625% due 01/07/2041		2,000	1,942

			26,949

Total Brazil (Cost $137,466)			134,323

CAMEROON 0.1%

SOVEREIGN ISSUES 0.1%

Republic of Cameroon International Bond
5.950% due 07/07/2032	EUR	4,700	4,595

Total Cameroon (Cost $5,573)			4,595

CAYMAN ISLANDS 2.0%

CORPORATE BONDS & NOTES 2.0%

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (f)		$6,836	4,979

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026		5,000	3,551
3.125% due 10/22/2025		3,300	2,450
5.125% due 01/17/2025		300	233
5.625% due 01/14/2030		400	283
6.150% due 09/17/2025		500	390

Dubai DOF Sukuk Ltd.
2.763% due 09/09/2030		200	195

Geely Automobile Holdings Ltd.
4.000% due 12/09/2024 •(h)		200	192

HPHT Finance 21 Ltd.
2.000% due 03/19/2026		200	190

ICD Funding Ltd.
3.223% due 04/28/2026		800	779

ICD Sukuk Co. Ltd.
5.000% due 02/01/2027		2,400	2,509

Interoceanica Finance Ltd.
0.000% due 11/30/2025 (f)		1,108	1,042
0.000% due 05/15/2030 (f)		5,459	4,544

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024 ^(c)		3,400	665
9.750% due 09/28/2023 ^(c)		1,700	319
11.250% due 04/09/2022 ^(c)		5,000	1,000
11.500% due 01/30/2023 ^(c)		200	39
11.950% due 11/12/2023 ^(c)		1,700	315

KSA Sukuk Ltd.
4.303% due 01/19/2029		500	539

Lima Metro Line 2 Finance Ltd.
4.350% due 04/05/2036		4,145	4,107
5.875% due 07/05/2034		938	1,008

MGM China Holdings Ltd.
4.750% due 02/01/2027		3,000	2,645

New Metro Global Ltd.
4.500% due 05/02/2026		3,200	1,952

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		9,748	5,483

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		711	704

Poinsettia Finance Ltd.
6.625% due 06/17/2031		6,328	6,203

Powerlong Real Estate Holdings Ltd.
5.950% due 04/30/2025		200	74

Ronshine China Holdings Ltd.
8.750% due 10/25/2022		6,500	2,405

SA Global Sukuk Ltd.
1.602% due 06/17/2026		5,600	5,271
2.694% due 06/17/2031		8,300	7,873

Samba Funding Ltd.
2.750% due 10/02/2024		300	297
2.900% due 01/29/2027		500	491

Sands China Ltd.
5.400% due 08/08/2028		5,500	5,419

Seazen Group Ltd.
4.450% due 07/13/2025		300	183

36	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sunac China Holdings Ltd.
5.950% due 04/26/2024	$2,900	$744
6.500% due 01/26/2026	4,800	1,134
7.250% due 06/14/2022	1,400	543
7.500% due 02/01/2024	1,000	260
7.950% due 10/11/2023	300	81

Xiaomi Best Time International Ltd.
4.100% due 07/14/2051	1,000	832

Total Cayman Islands (Cost $97,826)		71,923

CHILE 2.6%

CORPORATE BONDS & NOTES 1.2%

Banco del Estado de Chile
2.704% due 01/09/2025	$1,600	1,589

Banco Santander Chile
2.700% due 01/10/2025	2,350	2,302

Celulosa Arauco y Constitucion SA
4.500% due 08/01/2024	200	206

Corp. Nacional del Cobre de Chile
3.150% due 01/14/2030	2,200	2,120
3.625% due 08/01/2027	900	903
3.700% due 01/30/2050	2,000	1,801
4.250% due 07/17/2042	8,600	8,366
4.375% due 02/05/2049	453	456
4.500% due 08/01/2047	700	714
4.875% due 11/04/2044	3,820	4,040

Embotelladora Andina SA
3.950% due 01/21/2050	1,650	1,515

Empresa de los Ferrocarriles del Estado
3.068% due 08/18/2050	200	149

Empresa de los Ferrocarriles del Estado
3.068% due 08/18/2050	600	448
3.830% due 09/14/2061	6,700	5,596

Empresa de Transporte de Pasajeros Metro SA
3.650% due 05/07/2030	1,100	1,097
4.700% due 05/07/2050	400	405

Empresa Nacional del Petroleo
3.450% due 09/16/2031	7,100	6,522
4.375% due 10/30/2024	200	206

GNL Quintero SA
4.634% due 07/31/2029	5,647	5,718

Sociedad Quimica y Minera de Chile SA
4.250% due 05/07/2029	1,200	1,243

		45,396

SOVEREIGN ISSUES 1.4%

Chile Government International Bond
2.750% due 01/31/2027	12,800	12,539
3.240% due 02/06/2028	1,300	1,300
3.250% due 09/21/2071	10,200	8,286
3.500% due 01/31/2034	10,000	9,890
3.500% due 04/15/2053	1,000	898
3.625% due 10/30/2042	4,000	3,746
3.860% due 06/21/2047	2,000	1,949
4.340% due 03/07/2042	13,500	13,884

		52,492

Total Chile (Cost $102,644)		97,888

CHINA 0.6%

CORPORATE BONDS & NOTES 0.6%

Chalco Hong Kong Investment Co. Ltd.
2.100% due 07/28/2026	$200	188

Contemporary Ruiding Development Ltd.
1.875% due 09/17/2025	500	472

Sinopec Group Overseas Development Ltd.
2.700% due 05/13/2030	7,200	6,776
3.250% due 09/13/2027	1,200	1,187
3.680% due 08/08/2049	5,800	5,184
4.375% due 10/17/2023	2,000	2,049
4.875% due 05/17/2042	6,060	6,465

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SPIC MTN Co. Ltd.
1.625% due 07/27/2025	$500	$473

Yango Justice International Ltd.
7.500% due 04/15/2024 ^(c)	5,800	464

ZhongAn Online P&C Insurance Co. Ltd.
3.125% due 07/16/2025	200	182

Total China (Cost $29,825)		23,440

COLOMBIA 2.4%

CORPORATE BONDS & NOTES 0.5%

Ecopetrol SA
4.625% due 11/02/2031	$8,100	7,342
5.875% due 09/18/2023	3,000	3,080
5.875% due 05/28/2045	3,800	3,336
7.375% due 09/18/2043	6,200	6,271

		20,029

SOVEREIGN ISSUES 1.9%

Colombia Government International Bond
2.625% due 03/15/2023	1,800	1,792
3.125% due 04/15/2031	1,000	848
3.250% due 04/22/2032	900	754
3.875% due 02/15/2061 (k)	10,200	7,313
4.000% due 02/26/2024	12,400	12,421
4.125% due 02/22/2042	1,600	1,254
4.125% due 05/15/2051	29,600	22,405
4.500% due 01/28/2026	4,400	4,401
5.000% due 06/15/2045 (k)	6,300	5,326
5.200% due 05/15/2049	3,700	3,167
5.625% due 02/26/2044	2,100	1,909
6.125% due 01/18/2041	1,000	973
7.375% due 09/18/2037	5,325	5,999

		68,562

Total Colombia (Cost $99,095)		88,591

COSTA RICA 0.5%

SOVEREIGN ISSUES 0.5%

Costa Rica Government International Bond
4.250% due 01/26/2023	$8,300	8,398
5.625% due 04/30/2043	7,700	6,776
6.125% due 02/19/2031	2,200	2,231
7.158% due 03/12/2045	200	199

Total Costa Rica (Cost $17,634)		17,604

DOMINICAN REPUBLIC 2.3%

SOVEREIGN ISSUES 2.3%

Dominican Republic International Bond
4.875% due 09/23/2032	$12,000	10,891
5.300% due 01/21/2041	10,000	8,712
5.500% due 01/27/2025	7,800	8,081
5.500% due 02/22/2029	8,900	8,811
5.875% due 01/30/2060	9,900	8,514
5.950% due 01/25/2027	12,700	13,081
6.000% due 07/19/2028	13,700	13,940
6.000% due 02/22/2033	3,300	3,233
6.400% due 06/05/2049	5,400	5,070
6.500% due 02/15/2048	1,706	1,625
6.850% due 01/27/2045	300	298
6.875% due 01/29/2026	3,100	3,301

Total Dominican Republic (Cost $89,683)		85,557

ECUADOR 0.8%

SOVEREIGN ISSUES 0.8%

Ecuador Government International Bond
0.000% due 07/31/2030 (f)	$1,200	670
0.500% due 07/31/2040 þ	6,302	3,623
1.000% due 07/31/2035 þ	33,714	22,081
5.000% due 07/31/2030 þ	3,574	2,995

Total Ecuador (Cost $28,181)		29,369

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EGYPT 2.9%

SOVEREIGN ISSUES 2.9%

Egypt Government International Bond
4.750% due 04/16/2026	EUR	12,000	$12,274
5.875% due 02/16/2031		$11,600	9,766
6.375% due 04/11/2031	EUR	6,200	5,891
7.053% due 01/15/2032		$12,900	11,387
7.300% due 09/30/2033		10,650	9,329
7.500% due 02/16/2061		7,000	5,581
7.500% due 02/16/2061 (k)		32,500	25,910
7.625% due 05/29/2032		7,800	7,087
7.903% due 02/21/2048		4,700	3,831
8.500% due 01/31/2047		6,400	5,475
8.700% due 03/01/2049		1,100	944
8.750% due 09/30/2051		8,050	6,958
8.875% due 05/29/2050		800	694

Total Egypt (Cost $115,438)			105,127

EL SALVADOR 0.2%

SOVEREIGN ISSUES 0.2%

El Salvador Government International Bond
6.375% due 01/18/2027		$2,000	1,000
7.125% due 01/20/2050		4,100	1,855
7.125% due 01/20/2050 (k)		3,350	1,516
7.625% due 09/21/2034		3,170	1,471
7.650% due 06/15/2035		1,200	571
7.750% due 01/24/2023		500	411
8.250% due 04/10/2032		1,410	708
9.500% due 07/15/2052		1,000	490

Total El Salvador (Cost $15,161)			8,022

ETHIOPIA 0.0%

SOVEREIGN ISSUES 0.0%

Ethiopia International Bond
6.625% due 12/11/2024		$2,000	1,454

Total Ethiopia (Cost $1,957)			1,454

GEORGIA 0.0%

CORPORATE BONDS & NOTES 0.0%

Georgian Railway JSC
4.000% due 06/17/2028		$200	171

Total Georgia (Cost $170)			171

GERMANY 0.3%

CORPORATE BONDS & NOTES 0.3%

Deutsche Bank AG
1.649% (US0003M + 1.190%) due 11/16/2022 ~		$2,200	2,206
3.700% due 05/30/2024		3,500	3,517
3.950% due 02/27/2023		5,600	5,657

Total Germany (Cost $11,060)			11,380

GHANA 1.3%

SOVEREIGN ISSUES 1.3%

Ghana Government International Bond
0.000% due 04/07/2025 (f)		$1,200	787
6.375% due 02/11/2027		2,500	1,888
7.625% due 05/16/2029		1,950	1,425
7.750% due 04/07/2029		4,300	3,167
7.875% due 03/26/2027		3,300	2,575
7.875% due 02/11/2035		1,200	841
8.125% due 01/18/2026		200	170
8.125% due 03/26/2032		12,100	8,771
8.625% due 04/07/2034		10,200	7,306
8.750% due 03/11/2061		25,050	17,458
8.875% due 05/07/2042		1,100	773
8.950% due 03/26/2051		1,200	842

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	37

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.750% due 10/14/2030		$395	$419

Total Ghana (Cost $59,663)			46,422

GUATEMALA 1.4%

SOVEREIGN ISSUES 1.4%

Guatemala Government International Bond
4.375% due 06/05/2027		$6,400	6,467
4.500% due 05/03/2026		2,300	2,340
4.650% due 10/07/2041		3,000	2,801
4.875% due 02/13/2028		5,500	5,649
4.900% due 06/01/2030		4,800	4,904
5.375% due 04/24/2032		1,000	1,048
5.750% due 06/06/2022		23,566	23,702
6.125% due 06/01/2050		3,150	3,323

Total Guatemala (Cost $51,023)			50,234

HONG KONG 0.8%

CORPORATE BONDS & NOTES 0.7%

AIA Group Ltd.
3.200% due 09/16/2040		$400	356

Huarong Finance Co. Ltd.
1.738% (US0003M + 1.250%) due 02/24/2025 ~		6,300	5,985
2.500% due 02/24/2023		2,200	2,175
3.250% due 11/13/2024		1,000	961
3.375% due 02/24/2030		1,700	1,473
3.750% due 05/29/2024		200	196
4.500% due 05/29/2029		5,200	4,925
5.000% due 11/19/2025		3,000	3,004
5.500% due 01/16/2025		400	406

Lenovo Group Ltd.
3.421% due 11/02/2030		2,500	2,316
5.875% due 04/24/2025		2,800	2,934

			24,731

SOVEREIGN ISSUES 0.1%

Airport Authority
2.625% due 02/04/2051		4,300	3,467

Total Hong Kong (Cost $27,527)			28,198

HUNGARY 0.4%

SOVEREIGN ISSUES 0.4%

Hungary Government International Bond
1.750% due 06/05/2035	EUR	100	104
2.125% due 09/22/2031		$11,300	10,258
3.125% due 09/21/2051		4,850	4,080
7.625% due 03/29/2041		1,400	2,038

Total Hungary (Cost $18,189)			16,480

INDIA 1.3%

CORPORATE BONDS & NOTES 1.0%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		$3,300	2,991

Adani Transmission Ltd.
4.250% due 05/21/2036		1,448	1,333

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		1,700	1,594
3.950% due 02/13/2050		1,100	947

JSW Steel Ltd.
5.050% due 04/05/2032		9,000	8,394

Muthoot Finance Ltd.
4.400% due 09/02/2023		2,800	2,811

Reliance Industries Ltd.
2.875% due 01/12/2032		8,100	7,441

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		1,000	987
6.450% due 09/27/2022		4,000	4,018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ReNew Wind Energy AP2
4.500% due 07/14/2028		$2,800	$2,545

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		5,400	5,415

			38,476

SOVEREIGN ISSUES 0.3%

Export-Import Bank of India
3.375% due 08/05/2026		9,800	9,600
3.875% due 03/12/2024		800	807

			10,407

Total India (Cost $51,429)			48,883

INDONESIA 5.0%

CORPORATE BONDS & NOTES 3.5%

Bank Mandiri Persero Tbk PT
2.000% due 04/19/2026		$2,000	1,872
3.750% due 04/11/2024		200	200

Bank Rakyat Indonesia Persero Tbk PT
3.950% due 03/28/2024		3,500	3,546

Indonesia Asahan Aluminium Persero PT
4.750% due 05/15/2025		4,100	4,183
5.450% due 05/15/2030		12,900	13,487

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		3,500	3,554
4.875% due 10/01/2024		800	825

Pelabuhan Indonesia PT
4.250% due 05/05/2025		7,100	7,219
5.375% due 05/05/2045		2,000	2,156

Pertamina Persero PT
1.400% due 02/09/2026		1,900	1,762
4.175% due 01/21/2050		5,000	4,628
4.700% due 07/30/2049		3,000	2,964
5.625% due 05/20/2043		1,000	1,064
6.000% due 05/03/2042		18,858	20,986
6.450% due 05/30/2044		11,400	13,365
6.500% due 11/07/2048		700	833

Perusahaan Penerbit SBSN Indonesia
3.800% due 06/23/2050		8,200	8,026

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.000% due 06/30/2050		11,700	10,426
4.125% due 05/15/2027		1,500	1,519
4.375% due 02/05/2050		3,200	2,937
5.250% due 10/24/2042		12,100	12,248
5.250% due 05/15/2047		5,200	5,189
5.375% due 01/25/2029		4,300	4,616
5.450% due 05/21/2028		250	268
6.250% due 01/25/2049		700	793

			128,666

SOVEREIGN ISSUES 1.5%

Indonesia Government International Bond
1.100% due 03/12/2033	EUR	5,400	5,225
2.625% due 06/14/2023		1,700	1,918
3.350% due 03/12/2071		$200	170
4.350% due 01/11/2048		4,300	4,454
4.625% due 04/15/2043		400	418
4.750% due 07/18/2047		1,200	1,287
5.125% due 01/15/2045		5,000	5,541
5.250% due 01/17/2042		5,700	6,384
5.250% due 01/08/2047		2,000	2,286
6.625% due 02/17/2037		5,840	7,329
6.750% due 01/15/2044		10,600	14,037
7.750% due 01/17/2038		4,225	5,794
8.500% due 10/12/2035		1,290	1,842

			56,685

Total Indonesia (Cost $186,487)			185,351

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 0.3%

CORPORATE BONDS & NOTES 0.3%

Republic of Angola Via Avenir Issuer Ireland DAC
6.927% due 02/19/2027		$10,500	$9,962

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,000	164

Total Ireland (Cost $11,564)			10,126

ISLE OF MAN 0.0%

CORPORATE BONDS & NOTES 0.0%

NE Property BV
1.875% due 10/09/2026	EUR	200	207

Total Isle of Man (Cost $244)			207

ISRAEL 1.2%

CORPORATE BONDS & NOTES 1.2%

Bank Hapoalim BM
3.255% due 01/21/2032 •(i)		$8,300	7,678

Israel Electric Corp. Ltd.
3.750% due 02/22/2032		11,200	10,790
4.250% due 08/14/2028		11,700	11,821
5.000% due 11/12/2024		500	520

Leviathan Bond Ltd.
6.125% due 06/30/2025		6,800	6,940
6.500% due 06/30/2027		4,600	4,737

Total Israel (Cost $43,927)			42,486

IVORY COAST 1.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Republic of Cote d’lvoire
5.000% (EUR003M + 5.000%) due 03/19/2027 «~	EUR	2,100	2,327

SOVEREIGN ISSUES 1.5%

Ivory Coast Government International Bond
4.875% due 01/30/2032		4,800	4,688
5.250% due 03/22/2030		12,650	12,963
5.750% due 12/31/2032 þ		$29,223	28,764
5.875% due 10/17/2031	EUR	800	822
6.625% due 03/22/2048		6,000	5,815
6.875% due 10/17/2040		3,900	3,939

			56,991

Total Ivory Coast (Cost $65,291)			59,318

JAMAICA 0.1%

CORPORATE BONDS & NOTES 0.1%

TransJamaican Highway Ltd.
5.750% due 10/10/2036		$1,898	1,805

Total Jamaica (Cost $1,900)			1,805

JERSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%

Corsair International Ltd.
4.850% due 01/28/2027 «•	EUR	8,600	9,023
5.200% due 01/28/2029 «•		4,600	4,815

Total Jersey, Channel Islands (Cost $14,744)			13,838

JORDAN 0.7%

SOVEREIGN ISSUES 0.7%

Jordan Government International Bond
5.750% due 01/31/2027		$3,300	3,284
5.850% due 07/07/2030		946	885
6.125% due 01/29/2026		15,700	15,883

38	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.375% due 10/10/2047		$5,750	$5,255

Total Jordan (Cost $27,126)			25,307

KAZAKHSTAN 1.3%

CORPORATE BONDS & NOTES 1.1%

Development Bank of Kazakhstan JSC
4.125% due 12/10/2022		$5,758	5,647

KazMunayGas National Co. JSC
3.500% due 04/14/2033		600	502
4.750% due 04/24/2025		5,800	5,657
4.750% due 04/19/2027		3,800	3,696
5.375% due 04/24/2030		385	371
5.750% due 04/19/2047		9,500	8,453
6.375% due 10/24/2048		1,000	947

KazTransGas JSC
4.375% due 09/26/2027		1,200	1,087

Tengizchevroil Finance Co. International Ltd.
3.250% due 08/15/2030		6,600	5,385
4.000% due 08/15/2026		8,500	7,777

			39,522

SOVEREIGN ISSUES 0.2%

Kazakhstan Government International Bond
2.375% due 11/09/2028	EUR	2,300	2,336
4.875% due 10/14/2044		$3,100	3,067
6.500% due 07/21/2045		1,900	2,197

			7,600

Total Kazakhstan (Cost $52,875)			47,122

KENYA 0.3%

SOVEREIGN ISSUES 0.3%

Republic of Kenya Government International Bond
6.875% due 06/24/2024		$2,300	2,315
8.000% due 05/22/2032		10,150	9,872

Total Kenya (Cost $13,979)			12,187

KUWAIT 0.0%

SOVEREIGN ISSUES 0.0%

Kuwait International Government Bond
3.500% due 03/20/2027		$1,200	1,251

Total Kuwait (Cost $1,318)			1,251

LUXEMBOURG 0.8%

CORPORATE BONDS & NOTES 0.8%

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)		$6,466	2,190

Gazprom Neft OAO Via GPN Capital SA
4.375% due 09/19/2022		4,520	1,582
6.000% due 11/27/2023		8,500	2,975

Gazprom PJSC Via Gaz Capital SA
4.950% due 07/19/2022		2,300	1,525
5.150% due 02/11/2026		5,650	2,408

Guara Norte SARL
5.198% due 06/15/2034		10,075	9,259

Petrorio Luxembourg Trading Sarl
6.125% due 06/09/2026		5,800	5,812

Sberbank of Russia Via SB Capital SA
5.125% due 10/29/2022		2,615	262

Unigel Luxembourg SA
8.750% due 10/01/2026		4,500	4,756

Total Luxembourg (Cost $48,805)			30,769

MALAYSIA 1.2%

CORPORATE BONDS & NOTES 1.2%

Petronas Capital Ltd.
3.404% due 04/28/2061		$26,000	23,126

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.550% due 04/21/2050		$10,400	$11,517
4.800% due 04/21/2060		6,630	7,710

Total Malaysia (Cost $43,579)			42,353

MARSHALL ISLANDS 0.0%

CORPORATE BONDS & NOTES 0.0%

Nakilat, Inc.
6.267% due 12/31/2033		$342	412

Total Marshall Islands (Cost $401)			412

		SHARES
MEXICO 8.6%

COMMON STOCKS 0.0%

Hipotecaria Su Casita SA de CV «(d)		93,349	0

Urbi Desarrollos Urbanos SAB de CV (d)		4,673	2

			2

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 6.3%

America Movil SAB de CV
5.375% due 04/04/2032 (a)		$9,200	9,223

Banco Mercantil del Norte SA
6.625% due 01/24/2032 •(h)(i)		2,200	2,033
7.500% due 06/27/2029 •(h)(i)		5,540	5,443
7.625% due 01/10/2028 •(h)(i)		500	503
8.375% due 10/14/2030 •(h)(i)		700	732

BBVA Bancomer SA
6.750% due 09/30/2022		950	967

Cibanco SA Ibm
4.962% due 07/18/2029		2,700	2,713

Comision Federal de Electricidad
6.264% due 02/15/2052		850	831

Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2049		14,600	0

Industrias Penoles SAB de CV
4.750% due 08/06/2050		1,100	1,004

Minera Mexico SA de CV
4.500% due 01/26/2050		6,200	5,820

Petroleos Mexicanos
3.750% due 02/21/2024	EUR	500	555
5.950% due 01/28/2031		$3,700	3,421
6.350% due 02/12/2048		23,238	18,307
6.375% due 01/23/2045		12,500	10,023
6.500% due 06/02/2041		13,000	10,807
6.625% due 06/15/2035		1,225	1,100
6.700% due 02/16/2032		36,220	34,447
6.750% due 09/21/2047		13,590	11,072
6.950% due 01/28/2060		65,220	53,031
7.690% due 01/23/2050		64,033	56,042

Trust Fibra Uno
6.390% due 01/15/2050		2,800	2,830

			230,904

SOVEREIGN ISSUES 2.3%

Mexico Government International Bond
2.659% due 05/24/2031		1,100	1,004
3.500% due 02/12/2034		2,838	2,645
3.750% due 04/19/2071		9,200	7,319
3.771% due 05/24/2061		15,000	12,172
4.000% due 03/15/2115	EUR	4,000	4,030
4.280% due 08/14/2041		$3,000	2,804
4.750% due 04/27/2032		1,000	1,062
5.000% due 04/27/2051		4,800	4,866
5.750% due 10/12/2110		47,850	48,681

			84,583

Total Mexico (Cost $371,506)			315,489

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MONGOLIA 0.3%

SOVEREIGN ISSUES 0.3%

Mongolia Government International Bond
3.500% due 07/07/2027		$11,600	$10,554
5.625% due 05/01/2023		754	760
8.750% due 03/09/2024		500	533

Total Mongolia (Cost $12,597)			11,847

MOROCCO 1.4%

CORPORATE BONDS & NOTES 0.3%

OCP SA
3.750% due 06/23/2031		$5,550	5,050
5.125% due 06/23/2051		6,600	5,511

			10,561

SOVEREIGN ISSUES 1.1%

Morocco Government International Bond
2.375% due 12/15/2027		11,143	10,196
4.000% due 12/15/2050		11,200	9,009
4.250% due 12/11/2022		21,400	21,676

			40,881

Total Morocco (Cost $55,653)			51,442

NAMIBIA 0.1%

SOVEREIGN ISSUES 0.1%

Namibia Government International Bond
5.250% due 10/29/2025		$2,300	2,321

Total Namibia (Cost $2,261)			2,321

NETHERLANDS 0.9%

CORPORATE BONDS & NOTES 0.9%

InterCement Financial Operations BV
5.750% due 07/17/2024		$500	443

Kazakhstan Temir Zholy Finance BV
6.950% due 07/10/2042		2,800	2,926

Metinvest BV
7.750% due 04/23/2023		200	90
8.500% due 04/23/2026		3,300	1,518

Prosus NV
1.539% due 08/03/2028	EUR	1,600	1,548
2.031% due 08/03/2032		1,000	905
3.061% due 07/13/2031		$2,000	1,664
3.257% due 01/19/2027		3,400	3,111
3.680% due 01/21/2030		2,500	2,194
4.027% due 08/03/2050		1,500	1,135

Republic of Angola Via Avenir BV
4.771% (US0006M + 4.500%) due 12/07/2023 ~		10,108	10,032
7.845% (US0006M + 7.500%) due 07/01/2023 ~		7,070	7,300

Total Netherlands (Cost $36,915)			32,866

NIGERIA 3.2%

CORPORATE BONDS & NOTES 0.3%

BOI Finance BV
7.500% due 02/16/2027	EUR	10,300	11,318

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Bank of Industry Ltd.
6.803% (LIBOR03M + 6.000%) due 12/14/2023 ~		$9,878	9,959

SOVEREIGN ISSUES 2.6%

Nigeria Government International Bond
5.625% due 06/27/2022		9,444	9,453

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	39

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.125% due 09/28/2028	$6,100	$5,621
6.375% due 07/12/2023	14,528	14,902
6.500% due 11/28/2027	15,800	15,068
7.143% due 02/23/2030	15,100	14,270
7.375% due 09/28/2033	7,900	7,201
7.625% due 11/28/2047	2,000	1,670
7.696% due 02/23/2038	7,500	6,562
7.875% due 02/16/2032	7,600	7,223
8.250% due 09/28/2051	6,400	5,592
8.747% due 01/21/2031	7,500	7,578

		95,140

Total Nigeria (Cost $121,434)		116,417

OMAN 2.2%

CORPORATE BONDS & NOTES 0.1%

Oman Sovereign Sukuk Co.
4.397% due 06/01/2024	$2,300	2,329

SOVEREIGN ISSUES 2.1%

Oman Government International Bond
4.125% due 01/17/2023	4,500	4,554
4.875% due 02/01/2025	10,200	10,430
5.625% due 01/17/2028	3,830	3,962
6.000% due 08/01/2029	23,500	24,572
6.250% due 01/25/2031	8,300	8,810
6.500% due 03/08/2047	3,300	3,243
6.750% due 10/28/2027	2,300	2,507
6.750% due 01/17/2048	1,400	1,403
7.000% due 01/25/2051	13,200	13,554
7.375% due 10/28/2032	2,300	2,637

		75,672

Total Oman (Cost $76,103)		78,001

PAKISTAN 0.4%

CORPORATE BONDS & NOTES 0.0%

Third Pakistan International Sukuk Co. Ltd.
5.625% due 12/05/2022	$1,500	1,454

SOVEREIGN ISSUES 0.4%

Pakistan Government International Bond
6.875% due 12/05/2027	2,500	1,983
7.375% due 04/08/2031	3,500	2,615
8.875% due 04/08/2051	12,700	8,838

		13,436

Total Pakistan (Cost $17,876)		14,890

PANAMA 1.8%

CORPORATE BONDS & NOTES 0.4%

Aeropuerto Internacional de Tocumen SA
5.125% due 08/11/2061	$4,500	4,113

Banco General SA
5.250% due 05/07/2031 •(h)(i)	9,500	9,351

Banco Nacional de Panama
2.500% due 08/11/2030	1,800	1,593

ENA Norte Trust
4.950% due 04/25/2028	963	981

		16,038

SOVEREIGN ISSUES 1.4%

Panama Government International Bond
2.252% due 09/29/2032	3,000	2,657
4.300% due 04/29/2053	14,400	13,878
4.500% due 05/15/2047	5,200	5,195
4.500% due 04/16/2050	1,000	990
4.500% due 04/01/2056	4,400	4,317
4.500% due 01/19/2063	7,500	7,223
6.700% due 01/26/2036	8,800	10,869
8.125% due 04/28/2034	2,860	3,968

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.375% due 01/16/2023		$900	$952
9.375% due 04/01/2029		518	701

			50,750

Total Panama (Cost $71,222)			66,788

PARAGUAY 0.3%

SOVEREIGN ISSUES 0.3%

Paraguay Government International Bond
2.739% due 01/29/2033		$800	711
3.849% due 06/28/2033		2,600	2,515
5.400% due 03/30/2050		3,300	3,354
5.600% due 03/13/2048		200	206
6.100% due 08/11/2044		4,100	4,555

Total Paraguay (Cost $11,684)			11,341

PERU 1.4%

CORPORATE BONDS & NOTES 0.7%

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	14,500	3,796

Cia de Minas Buenaventura SAA
5.500% due 07/23/2026		$1,700	1,675

InRetail Consumer
3.250% due 03/22/2028		5,000	4,698

Petroleos del Peru SA
4.750% due 06/19/2032		4,000	3,590
5.625% due 06/19/2047		14,600	12,292

			26,051

SOVEREIGN ISSUES 0.7%

Fondo MIVIVIENDA SA
3.500% due 01/31/2023		600	606

Peru Government International Bond
2.392% due 01/23/2026		3,700	3,597
3.000% due 01/15/2034		12,600	11,777
3.230% due 07/28/2121		2,100	1,602
3.550% due 03/10/2051		4,000	3,740
3.600% due 01/15/2072		2,200	1,900
6.550% due 03/14/2037		1,200	1,521

			24,743

Total Peru (Cost $56,634)			50,794

PHILIPPINES 0.7%

CORPORATE BONDS & NOTES 0.1%

Jollibee Worldwide Pte. Ltd.
4.750% due 06/24/2030		$200	199

PLDT, Inc.
3.450% due 06/23/2050		5,800	5,082

			5,281

SOVEREIGN ISSUES 0.6%

Philippines Government International Bond
2.650% due 12/10/2045		4,900	4,037
2.950% due 05/05/2045		8,500	7,375
3.700% due 03/01/2041		8,300	8,079
3.700% due 02/02/2042		3,000	2,904

			22,395

Total Philippines (Cost $32,113)			27,676

QATAR 1.4%

CORPORATE BONDS & NOTES 0.6%

Qatar Energy
2.250% due 07/12/2031		$5,300	4,889
3.125% due 07/12/2041		5,600	5,109
3.300% due 07/12/2051		11,300	10,405

			20,403

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.8%

Qatar Government International Bond
4.400% due 04/16/2050		$5,100	$5,746
4.625% due 06/02/2046		7,100	8,112
4.817% due 03/14/2049		9,680	11,502
5.103% due 04/23/2048		3,900	4,780

			30,140

Total Qatar (Cost $53,807)			50,543

ROMANIA 1.9%

SOVEREIGN ISSUES 1.9%

Romania Government International Bond
1.750% due 07/13/2030	EUR	24,400	22,911
2.000% due 12/08/2026		4,500	4,910
2.124% due 07/16/2031		8,250	7,824
2.125% due 03/07/2028		7,300	7,625
2.375% due 04/19/2027		500	542
2.750% due 04/14/2041		1,000	852
2.875% due 05/26/2028		100	109
2.875% due 04/13/2042		6,200	5,279
3.375% due 01/28/2050		7,300	6,499
3.500% due 04/03/2034		400	401
3.750% due 02/07/2034		4,300	4,448
4.000% due 02/14/2051		$7,100	6,191
4.625% due 04/03/2049	EUR	1,400	1,526

Total Romania (Cost $84,452)			69,117

RUSSIA 0.4%

CORPORATE BONDS & NOTES 0.0%

SCF Capital Designated Activity Co.
5.375% due 06/16/2023		$4,000	1,200

SOVEREIGN ISSUES 0.4%

Russia Government International Bond
1.125% due 11/20/2027	EUR	1,300	252
1.850% due 11/20/2032		4,600	890
2.875% due 12/04/2025		3,400	658
4.375% due 03/21/2029		$1,600	280
4.750% due 05/27/2026		7,600	1,786
5.100% due 03/28/2035		10,000	1,750
5.250% due 06/23/2047		3,200	720
5.625% due 04/04/2042		12,600	4,347
5.875% due 09/16/2043		5,200	1,841
7.500% due 03/31/2030 þ		429	165
12.750% due 06/24/2028		1,725	681

			13,370

Total Russia (Cost $49,148)			14,570

RWANDA 0.1%

SOVEREIGN ISSUES 0.1%

Rwanda Government International Bond
5.500% due 08/09/2031		$2,300	2,108

Total Rwanda (Cost $2,300)			2,108

SAUDI ARABIA 3.5%

CORPORATE BONDS & NOTES 0.9%

Saudi Arabian Oil Co.
2.875% due 04/16/2024		$300	299
3.500% due 11/24/2070		26,500	22,506
4.250% due 04/16/2039		3,500	3,594
4.375% due 04/16/2049		5,000	5,111

			31,510

SOVEREIGN ISSUES 2.6%

Saudi Government International Bond
2.250% due 02/02/2033		17,000	15,678
2.875% due 03/04/2023		200	202

40	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.450% due 02/02/2061		$9,600	$8,534
3.625% due 03/04/2028		13,400	13,865
3.750% due 01/21/2055		15,200	14,660
4.000% due 04/17/2025		400	416
4.375% due 04/16/2029		400	433
4.500% due 10/26/2046		37,000	39,030
4.625% due 10/04/2047		1,400	1,506
5.000% due 04/17/2049		200	228

			94,552

Total Saudi Arabia (Cost $137,365)			126,062

SENEGAL 0.2%

SOVEREIGN ISSUES 0.2%

Senegal Government International Bond
4.750% due 03/13/2028	EUR	2,800	3,020
5.375% due 06/08/2037		4,500	4,245
6.750% due 03/13/2048		$1,600	1,386

Total Senegal (Cost $10,543)			8,651

SERBIA 0.7%

SOVEREIGN ISSUES 0.7%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	500	467
1.500% due 06/26/2029		4,800	4,527
1.650% due 03/03/2033		2,800	2,435
3.125% due 05/15/2027		16,320	17,612

Total Serbia (Cost $28,853)			25,041

SINGAPORE 0.1%

CORPORATE BONDS & NOTES 0.1%

BOC Aviation Ltd.
2.750% due 09/18/2022		$200	200
3.500% due 10/10/2024		400	400

Medco Bell Pte. Ltd.
6.375% due 01/30/2027		3,300	3,189

Total Singapore (Cost $3,889)			3,789

SOUTH AFRICA 4.8%

CORPORATE BONDS & NOTES 2.7%

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		$2,000	1,874
6.500% due 04/15/2040		1,300	1,430

Development Bank of Southern Africa
8.600% due 10/21/2024 «	ZAR	399,500	27,232

Eskom Holdings SOC Ltd.
4.314% due 07/23/2027		$7,200	6,804
6.350% due 08/10/2028		21,100	21,628
6.750% due 08/06/2023		12,600	12,448
8.450% due 08/10/2028		2,700	2,640

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		3,700	3,757

Sasol Financing International Ltd.
4.500% due 11/14/2022		4,903	4,917

Sasol Financing USA LLC
6.500% due 09/27/2028		1,150	1,170

Transnet SOC Ltd.
4.000% due 07/26/2022		14,200	14,023

			97,923

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Sasol Ltd.
0.560% - 1.803% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		9,848	9,648

SOVEREIGN ISSUES 1.8%

South Africa Government International Bond
4.300% due 10/12/2028		200	194

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.850% due 09/27/2027		$900	$907
4.850% due 09/30/2029		20,600	20,193
4.875% due 04/14/2026		8,500	8,673
5.375% due 07/24/2044		200	177
5.650% due 09/27/2047		2,400	2,101
5.750% due 09/30/2049		14,900	13,056
5.875% due 05/30/2022		15,400	15,517
10.500% due 12/21/2026	ZAR	92,800	6,931

			67,749

Total South Africa (Cost $179,186)			175,320

SOUTH KOREA 0.3%

CORPORATE BONDS & NOTES 0.3%

KB Kookmin Card Co. Ltd.
1.500% due 05/13/2026		$600	559

LG Chem Ltd.
1.375% due 07/07/2026		11,200	10,346

Shinhan Financial Group Co. Ltd.
2.875% due 05/12/2026 •(h)(i)		2,000	1,828

Total South Korea (Cost $13,734)			12,733

SRI LANKA 0.6%

SOVEREIGN ISSUES 0.6%

Sri Lanka Government International Bond
5.750% due 04/18/2023		$8,100	4,054
5.875% due 07/25/2022		2,000	1,360
6.125% due 06/03/2025		6,600	3,333
6.200% due 05/11/2027		900	428
6.825% due 07/18/2026		500	245
6.850% due 11/03/2025		4,450	2,209
7.550% due 03/28/2030		17,700	8,363
7.850% due 03/14/2029		2,600	1,261

Total Sri Lanka (Cost $33,472)			21,253

SUPRANATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%

African Export-Import Bank
2.634% due 05/17/2026		$8,000	7,451

Total Supranational (Cost $8,000)			7,451

TANZANIA 0.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

The Ministry of Finance and Planning, Government of the United Republic of Tanzania
4.868% (EUR003M + 5.400%) due 04/26/2028 ~	EUR	13,000	14,345
5.526% (LIBOR03M + 5.200%) due 06/23/2022 «~		$914	901

Total Tanzania (Cost $16,112)			15,246

THAILAND 0.4%

CORPORATE BONDS & NOTES 0.4%

Bangkok Bank PCL
3.466% due 09/23/2036 •(i)		$10,200	9,218

GC Treasury Center Co. Ltd.
2.980% due 03/18/2031		1,500	1,376
4.300% due 03/18/2051		2,400	2,234

PTTEP Treasury Center Co. Ltd.
2.587% due 06/10/2027		400	384

Thaioil Treasury Center Co. Ltd.
3.500% due 10/17/2049		1,000	743

Total Thailand (Cost $15,390)			13,955

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TRINIDAD AND TOBAGO 0.0%

CORPORATE BONDS & NOTES 0.0%

Trinidad Petroleum Holdings Ltd.
6.000% due 05/08/2022		$212	$212

Total Trinidad and Tobago (Cost $212)			212

TUNISIA 0.0%

SOVEREIGN ISSUES 0.0%

Tunisian Republic International Bond
3.280% due 08/09/2027	JPY	200,000	903

Total Tunisia (Cost $1,847)			903

TURKEY 4.5%

CORPORATE BONDS & NOTES 0.1%

QNB Finansbank AS
4.875% due 05/19/2022		$200	201

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		1,686	1,413

Turkiye Is Bankasi AS
6.125% due 04/25/2024		1,400	1,393

Yapi ve Kredi Bankasi AS
5.850% due 06/21/2024		1,800	1,774

			4,781

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

SOCAR Turkey Enerji AS
3.450% (EUR003M + 3.450%) due 08/11/2026 ~	EUR	14,100	14,896

SOVEREIGN ISSUES 4.0%

Hazine Mustesarligi Varlik Kiralama AS
5.004% due 04/06/2023		$1,200	1,205
7.250% due 02/24/2027		12,500	12,625

Turkey Government International Bond
3.250% due 03/23/2023		2,000	1,974
4.250% due 03/13/2025		1,800	1,686
4.875% due 04/16/2043		14,100	10,074
5.125% due 02/17/2028		7,400	6,525
5.250% due 03/13/2030		4,100	3,467
5.750% due 05/11/2047		59,200	44,394
5.875% due 06/26/2031		5,400	4,626
5.950% due 01/15/2031		3,600	3,114
6.000% due 03/25/2027		8,200	7,647
6.000% due 01/14/2041		20,580	16,190
6.125% due 10/24/2028		5,300	4,838
6.375% due 10/14/2025		5,400	5,299
6.875% due 03/17/2036		4,800	4,291

Turkiye Ihracat Kredi Bankasi AS
4.250% due 09/18/2022		3,600	3,605
5.375% due 10/24/2023		9,700	9,578
8.250% due 01/24/2024		4,700	4,837

			145,975

Total Turkey (Cost $182,974)			165,652

UKRAINE 1.1%

CORPORATE BONDS & NOTES 0.1%

NPC Ukrenergo
6.875% due 11/09/2026		$7,000	2,765

SOVEREIGN ISSUES 1.0%

Ukraine Government International Bond
1.258% due 05/31/2040 ~		4,961	1,612
4.375% due 01/27/2030	EUR	8,600	4,020
6.876% due 05/21/2029		$6,800	2,856
7.253% due 03/15/2033		14,100	5,957
7.375% due 09/25/2032		4,500	1,901
7.750% due 09/01/2023		20,500	10,455

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	41

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.750% due 09/01/2024	$8,600	$3,784
7.750% due 09/01/2025	9,550	4,154
7.750% due 09/01/2026	800	344
8.994% due 02/01/2024	4,300	1,946

		37,029

Total Ukraine (Cost $85,801)		39,794

UNITED ARAB EMIRATES 1.3%

CORPORATE BONDS & NOTES 0.9%

Abu Dhabi Crude Oil Pipeline LLC
3.650% due 11/02/2029	$2,700	2,778

DP World Ltd.
4.700% due 09/30/2049	500	487
5.625% due 09/25/2048	6,550	7,109
6.850% due 07/02/2037	5,750	6,932

Kuwait Projects Co. SPC Ltd.
5.000% due 03/15/2023	5,200	5,185

NBK SPC Ltd.
1.625% due 09/15/2027 •	9,700	8,886

Ruwais Power Co. PJSC
6.000% due 08/31/2036	620	758

		32,135

SOVEREIGN ISSUES 0.4%

Abu Dhabi Government International Bond
1.700% due 03/02/2031	2,400	2,193
3.125% due 05/03/2026	2,000	2,040

Emirate of Dubai Government International Bonds
3.900% due 09/09/2050	2,300	1,964

Finance Department Government of Sharjah
3.625% due 03/10/2033	3,100	2,866
4.000% due 07/28/2050	2,000	1,625
4.375% due 03/10/2051	4,550	3,875

		14,563

Total United Arab Emirates (Cost $49,292)		46,698

UNITED KINGDOM 0.3%

CORPORATE BONDS & NOTES 0.3%

Antofagasta PLC
2.375% due 10/14/2030	$1,200	1,064

Fresnillo PLC
4.250% due 10/02/2050	5,400	4,770

Gazprom PJSC via Gaz Finance PLC
3.000% due 06/29/2027	700	298
3.250% due 02/25/2030	400	173

HSBC Holdings PLC
3.803% due 03/11/2025 •	1,000	1,005
6.000% due 05/22/2027 •(h)(i)	200	204

NatWest Group PLC
4.269% due 03/22/2025 •	300	304

Natwest Group PLC
4.800% due 04/05/2026	300	310

State Savings Bank of Ukraine
9.375% due 03/10/2023 þ	940	681

Ukraine Railways Via Rail Capital Markets PLC
8.250% due 07/09/2024	4,000	1,400

Ukreximbank Via Biz Finance PLC
9.750% due 01/22/2025	1,200	487

Total United Kingdom (Cost $15,428)		10,696

UNITED STATES 3.0%

ASSET-BACKED SECURITIES 0.5%

Aames Mortgage Investment Trust
0.937% due 04/25/2036 •	$836	815

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.507% due 11/25/2034 •	193	191

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities Trust
0.757% due 07/25/2036 •	$712	$668

Countrywide Asset-Backed Certificates Trust
0.697% due 02/25/2037 •	3,306	3,231
1.582% due 11/25/2035 •	2,400	2,368

Credit-Based Asset Servicing & Securitization Trust
3.163% due 01/25/2037 ^þ	7,398	3,092

CSAB Mortgage-Backed Trust
6.220% due 09/25/2036 ^þ	167	74
6.672% due 06/25/2036 ^þ	257	90

GSAA Home Equity Trust
6.502% due 11/25/2036 þ	1,121	570

Home Equity Asset Trust
1.807% due 02/25/2033 ~	87	86

MASTR Asset-Backed Securities Trust
1.157% due 09/25/2034 •	171	162

Morgan Stanley ABS Capital, Inc. Trust
1.222% due 01/25/2035 •	23	23
1.252% due 03/25/2034 •	2,792	2,747

Morgan Stanley Mortgage Loan Trust
1.177% due 04/25/2037 •	252	98
6.000% due 02/25/2037 ^~	64	47

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.607% due 07/25/2036 •	480	455

Option One Mortgage Loan Trust
0.677% due 04/25/2037 •	639	505
0.677% due 05/25/2037 •	256	186

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.237% due 09/25/2035 •	1,600	1,543

RAAC Trust
1.157% due 02/25/2046 •	265	261

Saxon Asset Securities Trust
0.767% due 09/25/2037 •	376	367

Soundview Home Loan Trust
0.982% due 03/25/2036 •	715	711
1.357% due 10/25/2037 •	808	725

		19,015

CORPORATE BONDS & NOTES 0.8%

BOC Aviation USA Corp.
1.625% due 04/29/2024	4,900	4,709

DAE Funding LLC
1.625% due 02/15/2024	3,300	3,162
2.625% due 03/20/2025	1,800	1,714
3.375% due 03/20/2028	2,000	1,880

Ford Motor Credit Co. LLC
3.550% due 10/07/2022	2,100	2,104

Rio Oil Finance Trust
8.200% due 04/06/2028	4,832	5,205
9.250% due 07/06/2024	2,618	2,746
9.750% due 01/06/2027	5,295	5,848

Rutas 2 & 7 Finance Ltd.
0.000% due 09/30/2036 (f)	4,277	3,109

		30,477

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~	6,543	6,263

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%

Adjustable Rate Mortgage Trust
2.666% due 11/25/2035 ^~	78	67

Banc of America Funding Trust
2.245% due 11/20/2035 ^~	110	101
6.388% due 04/25/2037 ^þ	111	110

BCAP LLC Trust
2.630% due 05/26/2037 ~	2,323	2,301

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
2.711% due 01/25/2035 ~	$6	$6
3.318% due 02/25/2036 ^~	36	36

Citigroup Mortgage Loan Trust
2.562% due 07/25/2046 ^~	45	44

Citigroup Mortgage Loan Trust, Inc.
1.860% due 09/25/2035 •	57	57

CitiMortgage Alternative Loan Trust
1.107% due 10/25/2036 ~	588	490

Constellation Oil Services Holding SA
1.000% due 12/31/2024 «	900	900

Countrywide Alternative Loan Trust
0.807% due 05/25/2036 ^•	508	239
1.097% due 11/25/2035 •	98	85
5.750% due 03/25/2037 ^•	93	66
6.250% due 11/25/2036 ^	66	58

Countrywide Home Loan Mortgage Pass-Through Trust
2.674% due 02/25/2047 ^~	52	50
2.773% due 04/20/2036 ^~	10	8
2.803% due 03/25/2037 ^~	47	44
2.887% due 09/25/2047 ^~	24	23

Credit Suisse Mortgage Capital Certificates
0.687% due 11/30/2037 ~	700	674

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	582	466

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.444% due 10/25/2035 ~	12	12
5.500% due 12/25/2035 ^	111	107

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.369% due 10/25/2036 ^þ	68	65
6.386% due 10/25/2036 ^þ	68	65

GSMPS Mortgage Loan Trust
0.807% due 01/25/2036 •	153	129

HarborView Mortgage Loan Trust
2.561% due 08/19/2036 ^~	5	5

Impac CMB Trust
1.097% due 03/25/2035 •	102	100

IndyMac INDA Mortgage Loan Trust
2.605% due 11/25/2037 ~	691	624
2.892% due 08/25/2036 ~	125	114

IndyMac INDX Mortgage Loan Trust
0.637% due 02/25/2037 •	470	480
0.757% due 06/25/2037 ^•	111	50
2.770% due 10/25/2035 ~	81	74
2.938% due 06/25/2036 ~	86	85

JP Morgan Mortgage Trust
2.585% due 04/25/2035 ~	2	2
2.764% due 11/25/2035 ^~	36	33
2.862% due 08/25/2035 ~	40	40

JP Morgan Resecuritization Trust
2.500% due 03/25/2056	169	164

Lehman XS Trust
0.707% due 08/25/2037 •	3,893	3,774
0.837% due 09/25/2046 •	1,844	1,837

Luminent Mortgage Trust
0.817% due 12/25/2036 ^•	31	29

MASTR Alternative Loan Trust
0.857% due 03/25/2036 ^•	131	13

Residential Accredit Loans, Inc. Trust
6.000% due 09/25/2036	981	890
6.500% due 07/25/2037 ^	319	302

Sequoia Mortgage Trust
1.897% due 01/20/2047 ^~	29	22

Structured Adjustable Rate Mortgage Loan Trust
2.329% due 10/25/2037 ^•	77	77
2.836% due 05/25/2036 ^~	5	4
2.916% due 11/25/2035 ^~	30	28
3.074% due 09/25/2036 ^~	152	131

SunTrust Adjustable Rate Mortgage Loan Trust
2.656% due 10/25/2037 ^~	412	383

TBW Mortgage-Backed Trust
6.470% due 09/25/2036 ^þ	568	29

WaMu Mortgage Pass-Through Certificates Trust
0.827% due 05/25/2034 ~	81	80

42	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.545% due 01/25/2037 ^~	$78	$75
2.713% due 04/25/2037 ^~	50	49
3.030% due 12/25/2036 ^~	145	143
3.083% due 03/25/2036 ~	805	803
3.255% due 05/25/2037 ^~	106	94

Wells Fargo Mortgage-Backed Securities Trust
2.494% due 10/25/2036 ~	243	238

		16,975

U.S. GOVERNMENT AGENCIES 0.4%

Israel Government AID Bond
5.500% due 04/26/2024	100	106

Uniform Mortgage-Backed Security, TBA
2.500% due 04/01/2052	6,300	6,011
3.500% due 06/01/2052	7,900	7,871

		13,988

U.S. TREASURY OBLIGATIONS 0.6%

U.S. Treasury Bonds
1.750% due 08/15/2041 (m)(o)	24,600	21,337

Total United States (Cost $111,050)		108,055

URUGUAY 0.2%

SOVEREIGN ISSUES 0.2%

Uruguay Government International Bond
7.875% due 01/15/2033	$5,650	7,886

Total Uruguay (Cost $7,003)		7,886

VENEZUELA 0.3%

CORPORATE BONDS & NOTES 0.1%

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^(c)	$51,899	3,633
5.500% due 04/12/2037 ^(c)	19,263	1,252
6.000% due 05/16/2024 ^(c)	2,800	196

		5,081

SOVEREIGN ISSUES 0.2%

Venezuela Government International Bond
6.000% due 12/09/2049	120	10
7.000% due 03/31/2038 ^(c)	19,240	1,674
7.650% due 04/21/2025 ^(c)	10,109	880
7.750% due 04/13/2022	7,300	635
8.250% due 10/13/2024 ^(c)	21,739	1,891

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.000% due 05/07/2023 ^(c)		$2,521	$219
9.250% due 09/15/2027 ^(c)		7,540	656
9.250% due 05/07/2028 ^(c)		3,027	263
11.950% due 08/05/2031 ^(c)		6,580	573

			6,801

Total Venezuela (Cost $89,212)			11,882

VIETNAM 0.0%

SOVEREIGN ISSUES 0.0%

Vietnam Government International Bond
5.500% due 03/12/2028		$1,367	1,374

Total Vietnam (Cost $1,276)			1,374

VIRGIN ISLANDS (BRITISH) 0.5%

CORPORATE BONDS & NOTES 0.5%

1MDB Global Investments Ltd.
4.400% due 03/09/2023		$8,700	8,509

CLP Power Hong Kong Financing Ltd.
2.125% due 06/30/2030		5,300	4,786

Gold Fields Orogen Holdings BVI Ltd.
5.125% due 05/15/2024		200	204

Studio City Finance Ltd.
5.000% due 01/15/2029		6,600	5,034

Total Virgin Islands (British) (Cost $20,882)			18,533

ZAMBIA 0.3%

SOVEREIGN ISSUES 0.3%

Zambia Government International Bond
5.375% due 09/20/2022 ^(c)		$2,350	1,628
8.500% due 04/14/2024 ^(c)		3,100	2,255
8.970% due 07/30/2027 ^(c)		2,700	1,935
12.000% due 08/26/2026	ZMW	26,000	995
12.000% due 03/22/2028		20,000	673
13.000% due 08/29/2026		28,300	1,117
13.000% due 12/05/2026		35,900	1,402
13.000% due 01/25/2031		57,800	1,812

Total Zambia (Cost $9,797)			11,817

SHORT-TERM INSTRUMENTS 3.9%

REPURCHASE AGREEMENTS (j) 3.3%
			122,901

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.4%
0.300% due 05/19/2022 - 06/23/2022 (e)(f)(g)(o)		$14,631	$14,626

U.S. TREASURY CASH MANAGEMENT BILLS 0.2%
0.494% due 06/28/2022 (f)(g)		7,400	7,391

ZAMBIA TREASURY BILLS 0.0%
25.000% due 08/29/2022 (f)(g)	ZMW	1,755	92

Total Short-Term Instruments (Cost $146,534)			145,010

Total Investments in Securities (Cost $3,914,757)			3,429,585

		SHARES
INVESTMENTS IN AFFILIATES 9.9%

SHORT-TERM INSTRUMENTS 9.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.9%

PIMCO Short-Term Floating NAV Portfolio III		37,597,655	365,073

Total Short-Term Instruments (Cost $365,234)			365,073

Total Investments in Affiliates (Cost $365,234)			365,073

Total Investments 103.1% (Cost $4,279,991)			$3,794,658

Financial Derivative Instruments (l)(n) 0.0% (Cost or Premiums, net $(8,961))			343

Other Assets and Liabilities, net (3.1)%			(111,851)

Net Assets 100.0%			$3,683,150

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	43

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	(1.000)%	07/20/2021	TBD	(2)	EUR 9,998	Romanian Government International Bond 1.375% due 12/02/2029	$(9,484)	$11,060	$10,979
	(0.750)	07/19/2021	TBD	(2)	10,200	Romanian Government International Bond 1.375% due 12/02/2029	(9,484)	11,284	11,222
	(0.250)	01/24/2022	TBD	(2)	$ 1,453	Egypt Government International Bond 7.500% due 01/31/2027	(1,396)	1,452	1,452
	(0.250)	01/25/2022	TBD	(2)	1,245	Egypt Government International Bond 7.500% due 01/31/2027	(1,197)	1,245	1,245
FBF	0.050	03/18/2022	TBD	(2)	7,576	Egypt Government International Bond 7.500% due 01/31/2027	(7,777)	7,576	7,576
FICC	0.010	03/31/2022	04/01/2022		14,593	U.S. Treasury Bills 0.000% due 08/04/2022	(14,885)	14,593	14,593
JPS	0.260	03/17/2022	04/05/2022		20,870	U.S. Treasury Bonds 2.250% - 3.375% due 05/15/2041 - 11/15/2048	(20,838)	20,870	20,872
	0.270	03/17/2022	04/05/2022		10,390	U.S. Treasury Notes 2.625% due 02/15/2029	(10,256)	10,390	10,391
NOM	0.150	03/31/2022	04/14/2022		30,731	Petroleos Mexicanos 5.950% due 01/28/2031	(30,850)	30,731	30,731
RDR	0.150	03/31/2022	04/14/2022		11,175	Petroleos Mexicanos 5.950% due 01/28/2031	(11,218)	11,175	11,175
SCX	(0.100)	03/18/2022	TBD	(2)	2,525	Egypt Government International Bond 7.500% due 01/31/2027	(2,593)	2,525	2,525

Total Repurchase Agreements							$(119,978)	$122,901	$122,761

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
FBF	(1.000)%	02/09/2022	TBD	(4)	$(3,245)	$(3,241)
JML	(0.250)	03/23/2022	04/13/2022		(2,699)	(2,699)
MEI	0.150	02/22/2022	04/06/2022		(2,532)	(2,532)
NOM	(0.400)	03/18/2022	TBD	(4)	(897)	(897)
	0.200	03/18/2022	TBD	(4)	(1,980)	(1,980)
	0.330	03/23/2022	TBD	(4)	(5,156)	(5,156)

Total Reverse Repurchase Agreements						$(16,505)

SHORT SALES:

Description	Coupon	Maturity Date		Principal Amount	Proceeds	Payable for Short Sales(5)
Egypt (0.4)%
Sovereign Issues (0.4)%
Egypt Government International Bond	7.500%	01/31/2027	$	13,000	$(13,043)	$(13,102)

Mexico (1.2)%
Corporate Bonds & Notes (1.2)%
Petroleos Mexicanos	5.950	01/28/2031		48,700	(47,705)	(45,638)

Romania (0.5)%
Sovereign Issues (0.5)%
Romania Government International Bond	1.375	12/02/2029	EUR	20,000	(23,433)	(19,047)

United States (0.8)%
U.S. Treasury Obligations (0.8)%
U.S. Treasury Bonds	2.250	05/15/2041	$	6,000	(6,380)	(5,720)
U.S. Treasury Bonds	3.375	11/15/2048		8,238	(11,989)	(9,760)

44	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(5)
U.S. Treasury Notes	2.375%	02/29/2024	$5,340	$(5,730)	$(5,358)
U.S. Treasury Notes	2.625	02/15/2029	10,100	(11,774)	(10,257)

Total United States				(35,873)	(31,095)

Total Short Sales (2.9)%				$(120,054)	$(108,882)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(5)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(6)
Global/Master Repurchase Agreement
BPS	$24,898	$0	$0	$0	$24,898	$(24,970)	$(72)
FBF	7,576	(3,241)	0	0	4,335	(4,091)	244
FICC	14,593	0	0	0	14,593	(14,885)	(292)
JML	0	(2,699)	0	0	(2,699)	2,715	16
JPS	31,263	0	0	0	31,263	(31,619)	(356)
MEI	0	(2,532)	0	0	(2,532)	2,978	446
NOM	30,731	(8,033)	0	0	22,698	(22,125)	573
RDR	11,175	0	0	0	11,175	(10,867)	308
SCX	2,525	0	0	0	2,525	(2,593)	(68)

Master Securities Forward Transaction Agreement
BPG	0	0	0	(108,882)	(108,882)	0	(108,882)

Total Borrowings and Other Financing Transactions	$122,761	$(16,505)	$0	$(108,882)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(5,231)	$0	$(11,274)	$(16,505)

Total Borrowings	$0	$(5,231)	$0	$(11,274)	$(16,505)

Payable for reverse repurchase agreements					$(16,505)

(k)	Securities with an aggregate market value of $16,604 and cash of $1,850 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(74,310) at a weighted average interest rate of (0.002%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)	Payable for short sales includes $(1,177) of accrued interest.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2022	3,005	$	369,239	$(9,331)	$751	$0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	406		71,913	(2,721)	432	0

					$(12,052)	$1,183	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	45

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bobl June Futures	06/2022	191	$	(27,227)	$550	$76	$(161)
Euro-Bund 10-Year Bond June Futures	06/2022	609		(106,890)	4,953	142	(1,010)
Euro-Buxl 30-Year Bond June Futures	06/2022	38		(7,827)	329	8	(121)
U.S. Treasury 2-Year Note June Futures	06/2022	153		(32,424)	398	0	(25)
U.S. Treasury 5-Year Note June Futures	06/2022	261		(29,933)	1,009	0	(37)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	56		(7,586)	248	0	(23)

					$7,487	$226	$(1,377)

Total Futures Contracts					$(4,565)	$1,409	$(1,377)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.363%	$ 1,300	$(90)	$105	$15	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-35 5-Year Index	1.000%	Quarterly	06/20/2026	$100	$(3)	$(5)	$(8)	$0	$0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026	9,200	(326)	(429)	(755)	0	(10)
iTraxx Asia Ex-Japan 37 5-Year Index	1.000	Quarterly	06/20/2027	15,500	(75)	77	2	0	(14)

					$(404)	$(357)	$(761)	$0	$(24)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	5.863%	Maturity	01/02/2023	BRL	340,600	$(233)	$(3,103)	$(3,336)	$19	$0
Pay	1-Year BRL-CDI	6.635	Maturity	01/02/2023		116,700	0	(1,008)	(1,008)	6	0
Receive	1-Year BRL-CDI	11.970	Maturity	01/02/2024		238,700	0	29	29	0	(42)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		$85,030	(2,539)	3,439	900	2	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		22,300	(2,779)	1,761	(1,018)	7	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		2,000	13	(124)	(111)	2	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		3,300	52	(221)	(169)	9	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/15/2046		500	60	(77)	(17)	0	(4)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		800	136	(126)	10	0	(7)
Receive	3-Month ZAR-JIBAR	5.950	Quarterly	11/30/2024	ZAR	459,200	0	199	199	0	(121)
Receive (5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	5,300	498	81	579	0	(37)
Pay	28-Day MXN-TIIE	6.080	Lunar	02/26/2025	MXN	363,100	0	(1,159)	(1,159)	52	0
Pay	28-Day MXN-TIIE	6.100	Lunar	02/28/2025		193,600	0	(614)	(614)	28	0
Receive	28-Day MXN-TIIE	5.470	Lunar	04/21/2025		94,100	0	391	391	0	(14)
Receive	28-Day MXN-TIIE	5.615	Lunar	04/23/2025		370,700	0	1,467	1,467	0	(53)
Receive	28-Day MXN-TIIE	5.520	Lunar	04/24/2025		86,400	0	353	353	0	(12)

							$(4,792)	$1,288	$(3,504)	$125	$(290)

Total Swap Agreements							$(5,286)	$1,036	$(4,250)	$125	$(315)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,409	$125	$1,534	$0	$(1,377)	$(315)	$(1,692)

46	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

(m)

Securities with an aggregate market value of $6,073 and cash of $24,607 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2022			$1,524	EUR	1,378	$0	$0
	04/2022			49	HUF	16,980	2	0
	06/2022			61	PLN	264	2	0
	06/2022		ZAR	124,579		$8,131	0	(317)
	09/2022		PEN	16,202		3,852	0	(480)
	09/2022			$5,560	PEN	21,477	193	0

BPS	04/2022		BRL	15,100		$2,614	0	(557)
	04/2022		GBP	1,383		1,854	37	0
	04/2022		JPY	160,400		1,398	80	0
	04/2022		TRY	126		8	0	0
	04/2022			$3,187	BRL	15,100	0	(16)
	04/2022			15,875	EUR	14,216	1	(150)
	04/2022			92	HUF	31,674	3	0
	07/2022		BRL	2,900		$505	0	(88)
	07/2022			$284	BRL	1,500	23	0
	08/2022			1,935	PEN	7,483	76	0

BSH	04/2022		BRL	20,300		$4,285	21	0
	04/2022			$3,847	BRL	20,300	417	0
	07/2022		BRL	20,600		$3,704	0	(511)
	07/2022			$3,610	BRL	19,300	339	0
	10/2022		BRL	18,400		$3,210	0	(459)
	10/2022			$1,295	BRL	6,500	1	0

CBK	04/2022	«	RUB	33,219		$433	43	0
	04/2022			$244	MXN	5,290	22	0
	05/2022		PEN	6,012		$1,455	0	(172)
	05/2022	«	RUB	69,779		890	95	0
	08/2022		PEN	30,600		7,568	0	(658)
	08/2022			$15	COP	62,662	1	0
	10/2022			1,424	PEN	5,627	77	0
	11/2022		PEN	10,935		$2,755	0	(156)
	12/2022			$2,128	PEN	8,924	243	0

DUB	04/2022	«	RUB	58,700		$758	68	0
	04/2022		TRY	159,255		10,458	0	(241)
	05/2022	«	RUB	75,887		964	99	0
	06/2022			$62	PLN	285	5	0

GLM	04/2022		BRL	8,736		$1,763	0	(72)
	04/2022	«	RUB	177,876		2,324	236	0
	04/2022			$1,844	BRL	8,736	0	(9)
	04/2022			93	HUF	33,414	7	0
	04/2022	«		15	RUB	1,845	6	0
	04/2022		ZAR	207,467		$13,512	0	(653)
	05/2022	«	RUB	171,776		2,216	259	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	47

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	05/2022			$1,749	BRL	8,736	$71	$0
	05/2022	«		1,958	RUB	202,548	350	0
	06/2022		EGP	84,555		$5,160	574	0
	07/2022			$599	BRL	3,100	36	0
	10/2022		BRL	2,800		$489	0	(69)
	10/2022			$3,102	BRL	16,200	128	0
	10/2022		ZAR	210,070		$13,330	0	(712)

HUS	04/2022		EUR	12,774		14,175	44	0
	04/2022	«	RUB	48,040		614	50	0
	04/2022			$9,268	EUR	8,426	54	0
	05/2022			1,826		1,644	0	(6)

JPM	04/2022		BRL	9,300		1,612	0	(342)
	04/2022			$1,898	BRL	9,300	61	(5)
	04/2022	«		1,411	RUB	170,442	590	0
	05/2022		CNH	373		$59	0	0
	07/2022		BRL	2,100		382	0	(48)
	07/2022			$321	BRL	1,700	27	0
	10/2022		BRL	1,500		$259	0	(40)

MBC	05/2022		CNH	241		38	0	0

MYI	04/2022		BRL	8,736		1,844	9	0
	04/2022			$1,682	BRL	8,736	153	0
	04/2022			239,862	EUR	215,403	0	(1,572)
	05/2022		EUR	215,403		$240,071	1,578	0
	05/2022	«	RUB	66,447		856	99	0

RBC	06/2022		MXN	9,884		480	0	(11)

SCX	04/2022		EUR	226,649		254,899	4,169	0
	04/2022	«	RUB	46,568		610	64	0
	05/2022		CNH	240		38	0	0

SOG	05/2022	«	RUB	102,392		1,330	163	0
	06/2022			$53	PLN	233	2	0

UAG	04/2022	«	RUB	366,515		$4,748	445	0
	04/2022	«		$6,533	RUB	558,633	25	0
	05/2022	«	RUB	250,948		$3,191	332	0
	05/2022	«		$6,129	RUB	534,682	0	(37)

Total Forward Foreign Currency Contracts							$11,380	$(7,381)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Russia Government International Bond	(1.000)%	Quarterly	12/20/2022	85.322%	$200	$60	$22	$82	$0

GST	Russia Government International Bond	(1.000)	Quarterly	12/20/2022	85.322	3,600	1,044	433	1,477	0
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2027	0.283	18,700	(653)	(14)	0	(667)

HUS	Dubai Government International Bond	(1.000)	Quarterly	12/20/2024	0.606	600	(2)	(4)	0	(6)

JPM	Dubai Government International Bond	(1.000)	Quarterly	12/20/2024	0.606	2,100	(3)	(20)	0	(23)

MYC	Turkey Government International Bond	(1.000)	Quarterly	12/20/2026	5.474	100	17	0	17	0

							$463	$417	$1,576	$(696)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2022	0.438%	$7,500	$(29)	$41	$12	$0
	Brazil Government International Bond	1.000	Quarterly	06/20/2026	1.709	1,200	(58)	25	0	(33)
	Brazil Government International Bond	1.000	Quarterly	06/20/2031	2.815	800	(121)	14	0	(107)
	Chile Government International Bond	1.000	Quarterly	12/20/2026	0.626	1,800	10	21	31	0
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.598	1,300	11	10	21	0
	Peru Government International Bond	1.000	Quarterly	12/20/2031	1.316	600	(25)	9	0	(16)

48	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	South Africa Government International Bond	1.000%	Quarterly	06/20/2022	0.345%	$4,100	$(97)	$104	$7	$0
	Turkey Government International Bond	1.000	Quarterly	06/20/2022	4.317	15,000	(409)	302	0	(107)

BPS	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.438	1,900	(4)	7	3	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2026	1.709	2,500	(125)	56	0	(69)
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.909	4,000	5	12	17	0
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.598	12,200	53	145	198	0

BRC	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2023	16.838	3,400	(480)	(124)	0	(604)
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.438	500	(32)	33	1	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2030	2.758	900	(125)	13	0	(112)
	Chile Government International Bond	1.000	Quarterly	12/20/2026	0.626	12,500	122	91	213	0
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.598	7,000	52	64	116	0
	QNB Finance Ltd.	1.000	Quarterly	06/20/2023	0.583	2,000	16	(5)	11	0
	Russia Government International Bond	1.000	Quarterly	12/20/2031	27.594	6,200	(645)	(3,170)	0	(3,815)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.271	11,200	121	62	183	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.314	3,876	41	31	72	0

CBK	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.438	2,300	(6)	10	4	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2026	1.909	5,000	(237)	41	0	(196)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.934	200	(2)	2	0	0
	Fibra Uno Trust «	1.000	Quarterly	06/20/2022	-0.300	1,100	(8)	5	0	(3)

DUB	Egypt Government International Bond	5.000	Quarterly	06/20/2022	3.175	5,500	189	(158)	31	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	0.430	4,800	(35)	56	21	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.943	300	(13)	1	0	(12)
	Turkey Government International Bond	1.000	Quarterly	12/20/2022	4.722	10,600	(470)	192	0	(278)

GST	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2023	16.838	1,500	(311)	45	0	(266)
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.438	2,200	(8)	11	3	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2026	1.709	2,800	(150)	73	0	(77)
	Brazil Government International Bond	1.000	Quarterly	06/20/2031	2.815	900	(136)	15	0	(121)
	Chile Government International Bond	1.000	Quarterly	12/20/2026	0.626	9,400	91	69	160	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.829	800	(12)	15	3	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2027	0.842	66,500	158	374	532	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.499	100	(1)	2	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.009	3,700	(16)	15	0	(1)
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.173	7,800	96	(79)	17	0
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.598	15,400	94	160	254	0
	Russia Government International Bond	1.000	Quarterly	12/20/2031	27.594	700	(89)	(342)	0	(431)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.271	15,000	113	131	244	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.314	2,324	25	18	43	0
	Turkey Government International Bond	1.000	Quarterly	12/20/2022	4.722	13,100	(591)	247	0	(344)

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.351	300	(5)	8	3	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.271	900	10	5	15	0

JPM	Banque Centrale de Tunisie International Bond	1.000	Quarterly	06/20/2022	13.899	1,900	(135)	82	0	(53)
	Israel Government International Bond	1.000	Quarterly	06/20/2024	0.171	3,500	83	(18)	65	0
	Nigeria Government International Bond	1.000	Quarterly	06/20/2022	1.234	9,900	(68)	66	0	(2)
	Nigeria Government International Bond	1.000	Quarterly	06/20/2023	1.657	5,600	(133)	90	0	(43)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.271	21,900	283	74	357	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	0.907	5,200	(84)	94	10	0
	State Oil Company of Azerb	1.000	Quarterly	12/20/2023	1.759	6,200	(217)	140	0	(77)

MYC	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2023	16.838	1,900	(377)	40	0	(337)
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.438	2,400	(10)	14	4	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2030	2.758	1,800	(251)	26	0	(225)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	49

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	Chile Government International Bond	1.000%	Quarterly	12/20/2026	0.626%	$6,600	$38	$74	$112	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.499	100	(1)	2	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.009	500	(2)	2	0	0
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.173	2,700	(21)	27	6	0
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.598	13,000	23	191	214	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.271	11,100	60	121	181	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.943	4,700	(210)	19	0	(191)
	Turkey Government International Bond	1.000	Quarterly	06/20/2022	4.317	400	(16)	13	0	(3)

MYI	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.598	1,200	10	10	20	0

							$(4,061)	$(276)	$3,186	$(7,523)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Montenegro Equity Market Index «	1.000%	Quarterly	06/20/2023	EUR	1,000	$(77)	$36	$0	$(41)

Total Swap Agreements							$(3,675)	$177	$4,762	$(8,260)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$197	$0	$71	$268	$(797)	$0	$(304)	$(1,101)	$(833)	$855	$22
BPS	220	0	300	520	(811)	0	(69)	(880)	(360)	272	(88)
BRC	0	0	596	596	0	0	(4,531)	(4,531)	(3,935)	4,030	95
BSH	778	0	0	778	(970)	0	0	(970)	(192)	262	70
CBK	481	0	4	485	(986)	0	(199)	(1,185)	(700)	542	(158)
DUB	172	0	52	224	(241)	0	(290)	(531)	(307)	0	(307)
GLM	1,667	0	0	1,667	(1,515)	0	0	(1,515)	152	0	152
GST	0	0	2,734	2,734	0	0	(1,907)	(1,907)	827	(930)	(103)
HUS	148	0	18	166	(6)	0	(6)	(12)	154	(260)	(106)
JPM	678	0	432	1,110	(435)	0	(198)	(633)	477	(260)	217
MBC	0	0	0	0	0	0	0	0	0	(270)	(270)
MYC	0	0	535	535	0	0	(756)	(756)	(221)	182	(39)
MYI	1,839	0	20	1,859	(1,572)	0	0	(1,572)	287	(280)	7
RBC	0	0	0	0	(11)	0	0	(11)	(11)	0	(11)
SCX	4,233	0	0	4,233	0	0	0	0	4,233	(2,020)	2,213
SOG	165	0	0	165	0	0	0	0	165	(200)	(35)
UAG	802	0	0	802	(37)	0	0	(37)	765	(530)	235

Total Over the Counter	$11,380	$0	$4,762	$16,142	$(7,381)	$0	$(8,260)	$(15,641)

(o)

Securities with an aggregate market value of $6,142 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

50	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,409	$1,409
Swap Agreements	0	0	0	0	125	125

	$0	$0	$0	$0	$1,534	$1,534

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,380	$0	$11,380
Swap Agreements	0	4,762	0	0	0	4,762

	$0	$4,762	$0	$11,380	$0	$16,142

	$0	$4,762	$0	$11,380	$1,534	$17,676

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,377	$1,377
Swap Agreements	0	25	0	0	290	315

	$0	$25	$0	$0	$1,667	$1,692

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,381	$0	$7,381
Swap Agreements	0	8,260	0	0	0	8,260

	$0	$8,260	$0	$7,381	$0	$15,641

	$0	$8,285	$0	$7,381	$1,667	$17,333

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(7,807)	$(7,807)
Swap Agreements	0	(983)	0	0	5,125	4,142

	$0	$(983)	$0	$0	$(2,682)	$(3,665)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,026	$0	$19,026
Swap Agreements	0	(15,529)	0	0	0	(15,529)

	$0	$(15,529)	$0	$19,026	$0	$3,497

	$0	$(16,512)	$0	$19,026	$(2,682)	$(168)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	51

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,682	$2,682
Swap Agreements	0	111	0	0	(13,099)	(12,988)

	$0	$111	$0	$0	$(10,417)	$(10,306)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,065	$0	$1,065
Swap Agreements	0	(3,152)	0	0	0	(3,152)

	$0	$(3,152)	$0	$1,065	$0	$(2,087)

	$0	$(3,041)	$0	$1,065	$(10,417)	$(12,393)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Angola
Sovereign Issues	$0	$30,387	$0	$30,387
Argentina
Sovereign Issues	0	85,162	0	85,162
Armenia
Sovereign Issues	0	6,754	0	6,754
Austria
Corporate Bonds & Notes	0	1,698	0	1,698
Azerbaijan
Corporate Bonds & Notes	0	27,431	0	27,431
Sovereign Issues	0	6,742	0	6,742
Bahamas
Sovereign Issues	0	5,101	0	5,101
Bahrain
Sovereign Issues	0	29,444	0	29,444
Belarus
Sovereign Issues	0	450	0	450
Brazil
Corporate Bonds & Notes	0	93,383	13,991	107,374
Sovereign Issues	0	26,949	0	26,949
Cameroon
Sovereign Issues	0	4,595	0	4,595
Cayman Islands
Corporate Bonds & Notes	0	71,923	0	71,923
Chile
Corporate Bonds & Notes	0	45,396	0	45,396
Sovereign Issues	0	52,492	0	52,492
China
Corporate Bonds & Notes	0	23,440	0	23,440
Colombia
Corporate Bonds & Notes	0	20,029	0	20,029
Sovereign Issues	0	68,562	0	68,562
Costa Rica
Sovereign Issues	0	17,604	0	17,604
Dominican Republic
Sovereign Issues	0	85,557	0	85,557
Ecuador
Sovereign Issues	0	29,369	0	29,369
Egypt
Sovereign Issues	0	105,127	0	105,127
El Salvador
Sovereign Issues	0	8,022	0	8,022
Ethiopia
Sovereign Issues	0	1,454	0	1,454
Georgia
Corporate Bonds & Notes	0	171	0	171
Germany
Corporate Bonds & Notes	0	11,380	0	11,380

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Ghana
Sovereign Issues	$0	$46,422	$0	$46,422
Guatemala
Sovereign Issues	0	50,234	0	50,234
Hong Kong
Corporate Bonds & Notes	0	24,731	0	24,731
Sovereign Issues	0	3,467	0	3,467
Hungary
Sovereign Issues	0	16,480	0	16,480
India
Corporate Bonds & Notes	0	38,476	0	38,476
Sovereign Issues	0	10,407	0	10,407
Indonesia
Corporate Bonds & Notes	0	128,666	0	128,666
Sovereign Issues	0	56,685	0	56,685
Ireland
Corporate Bonds & Notes	0	10,126	0	10,126
Isle of Man
Corporate Bonds & Notes	0	207	0	207
Israel
Corporate Bonds & Notes	0	42,486	0	42,486
Ivory Coast
Loan Participations and Assignments	0	0	2,327	2,327
Sovereign Issues	0	56,991	0	56,991
Jamaica
Corporate Bonds & Notes	0	1,805	0	1,805
Jersey, Channel Islands
Corporate Bonds & Notes	0	0	13,838	13,838
Jordan
Sovereign Issues	0	25,307	0	25,307
Kazakhstan
Corporate Bonds & Notes	0	39,522	0	39,522
Sovereign Issues	0	7,600	0	7,600
Kenya
Sovereign Issues	0	12,187	0	12,187
Kuwait
Sovereign Issues	0	1,251	0	1,251
Luxembourg
Corporate Bonds & Notes	0	30,769	0	30,769
Malaysia
Corporate Bonds & Notes	0	42,353	0	42,353
Marshall Islands
Corporate Bonds & Notes	0	412	0	412
Mexico
Common Stocks	2	0	0	2
Corporate Bonds & Notes	0	230,904	0	230,904
Sovereign Issues	0	84,583	0	84,583
Mongolia
Sovereign Issues	0	11,847	0	11,847

52	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Morocco
Corporate Bonds & Notes	$0	$10,561	$0	$10,561
Sovereign Issues	0	40,881	0	40,881
Namibia
Sovereign Issues	0	2,321	0	2,321
Netherlands
Corporate Bonds & Notes	0	32,866	0	32,866
Nigeria
Corporate Bonds & Notes	0	11,318	0	11,318
Loan Participations and Assignments	0	9,959	0	9,959
Sovereign Issues	0	95,140	0	95,140
Oman
Corporate Bonds & Notes	0	2,329	0	2,329
Sovereign Issues	0	75,672	0	75,672
Pakistan
Corporate Bonds & Notes	0	1,454	0	1,454
Sovereign Issues	0	13,436	0	13,436
Panama
Corporate Bonds & Notes	0	16,038	0	16,038
Sovereign Issues	0	50,750	0	50,750
Paraguay
Sovereign Issues	0	11,341	0	11,341
Peru
Corporate Bonds & Notes	0	26,051	0	26,051
Sovereign Issues	0	24,743	0	24,743
Philippines
Corporate Bonds & Notes	0	5,281	0	5,281
Sovereign Issues	0	22,395	0	22,395
Qatar
Corporate Bonds & Notes	0	20,403	0	20,403
Sovereign Issues	0	30,140	0	30,140
Romania
Sovereign Issues	0	69,117	0	69,117
Russia
Corporate Bonds & Notes	0	1,200	0	1,200
Sovereign Issues	0	13,370	0	13,370
Rwanda
Sovereign Issues	0	2,108	0	2,108
Saudi Arabia
Corporate Bonds & Notes	0	31,510	0	31,510
Sovereign Issues	0	94,552	0	94,552
Senegal
Sovereign Issues	0	8,651	0	8,651
Serbia
Sovereign Issues	0	25,041	0	25,041
Singapore
Corporate Bonds & Notes	0	3,789	0	3,789
South Africa
Corporate Bonds & Notes	0	70,691	27,232	97,923
Loan Participations and Assignments	0	0	9,648	9,648
Sovereign Issues	0	67,749	0	67,749
South Korea
Corporate Bonds & Notes	0	12,733	0	12,733
Sri Lanka
Sovereign Issues	0	21,253	0	21,253
Supranational
Corporate Bonds & Notes	0	7,451	0	7,451
Tanzania
Loan Participations and Assignments	0	14,345	901	15,246
Thailand
Corporate Bonds & Notes	0	13,955	0	13,955
Trinidad and Tobago
Corporate Bonds & Notes	0	212	0	212
Tunisia
Sovereign Issues	0	903	0	903
Turkey
Corporate Bonds & Notes	0	4,781	0	4,781
Loan Participations and Assignments	0	14,896	0	14,896
Sovereign Issues	0	145,975	0	145,975

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Ukraine
Corporate Bonds & Notes	$0	$2,765	$0	$2,765
Sovereign Issues	0	37,029	0	37,029
United Arab Emirates
Corporate Bonds & Notes	0	32,135	0	32,135
Sovereign Issues	0	14,563	0	14,563
United Kingdom
Corporate Bonds & Notes	0	10,696	0	10,696
United States
Asset-Backed Securities	0	19,015	0	19,015
Corporate Bonds & Notes	0	30,477	0	30,477
Loan Participations and Assignments	0	0	6,263	6,263
Non-Agency Mortgage-Backed Securities	0	16,075	900	16,975
U.S. Government Agencies	0	13,988	0	13,988
U.S. Treasury Obligations	0	21,337	0	21,337
Uruguay
Sovereign Issues	0	7,886	0	7,886
Venezuela
Corporate Bonds & Notes	0	5,081	0	5,081
Sovereign Issues	0	6,801	0	6,801
Vietnam
Sovereign Issues	0	1,374	0	1,374
Virgin Islands (British)
Corporate Bonds & Notes	0	18,533	0	18,533
Zambia
Sovereign Issues	0	11,817	0	11,817
Short-Term Instruments
Repurchase Agreements	0	122,901	0	122,901
U.S. Treasury Bills	0	14,626	0	14,626
U.S. Treasury Cash Management Bills	0	7,391	0	7,391
Zambia Treasury Bills	0	92	0	92

	$2	$3,354,483	$75,100	$3,429,585

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$365,073	$0	$0	$365,073

Total Investments	$365,075	$3,354,483	$75,100	$3,794,658

Short Sales, at Value - Liabilities
Egypt
Sovereign Issues	$0	$(13,102)	$0	$(13,102)
Mexico
Corporate Bonds & Notes	0	(45,638)	0	(45,638)
Romania
Sovereign Issues	0	(19,047)	0	(19,047)
United States
U.S. Treasury Obligations	0	(31,095)	0	(31,095)

	$0	$(108,882)	$0	$(108,882)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	226	1,308	0	1,534
Over the counter	0	13,218	2,924	16,142

	$226	$14,526	$2,924	$17,676

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,292)	(400)	0	(1,692)
Over the counter	0	(15,560)	(81)	(15,641)

	$(1,292)	$(15,960)	$(81)	$(17,333)

Total Financial Derivative Instruments	$(1,066)	$(1,434)	$2,843	$343

Totals	$364,009	$3,244,167	$77,943	$3,686,119

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	53

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2022:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(2)
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$0	$11,796	$0	$95	$0	$2,100	$0	$0	$13,991	$2,100
Cayman Islands
Asset-Backed Securities	776	0	(775)	0	0	(1)	0	0	0	0
Ivory Coast
Loan Participations and Assignments	9,303	0	(6,672)	1	(507)	202	0	0	2,327	(125)
Jersey, Channel Islands
Asset-Backed Securities	522	0	(523)	(2)	3	0	0	0	0	0
Corporate Bonds & Notes	0	14,739	0	6	0	(907)	0	0	13,838	(907)
Nigeria
Loan Participations and Assignments	12,736	0	(2,822)	51	22	(28)	0	(9,959)	0	0
South Africa
Corporate Bonds & Notes	0	26,708	0	0	0	524	0	0	27,232	524
Loan Participations and Assignments	38,822	544	(30,461)	436	0	307	0	0	9,648	677
Tanzania
Loan Participations and Assignments	2,760	0	(1,829)	3	2	(35)	0	0	901	(22)
United States
Loan Participations and Assignments	0	6,989	(457)	1	1	(271)	0	0	6,263	(271)
Non-Agency Mortgage-Backed Securities	0	900	0	0	0	0	0	0	900	0
Short-Term Instruments
Short-Term Notes	318	0	(315)	2	(9)	4	0	0	0	0

	$65,237	$61,676	$(43,854)	$593	$(488)	$1,895	$0	$(9,959)	$75,100	$1,976

Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0	$0	$2,924	$0	$0	$2,924	$2,924

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(85)	$0	$0	$0	$4	$0	$0	$(81)	$(29)

Totals	$65,237	$61,591	$(43,854)	$593	$(488)	$4,823	$0	$(9,959)	$77,943	$4,871

54	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$13,991	Reference Instrument	Weighted Average	BRL	52.705	—
Ivory Coast
Loan Participations and Assignments	2,327	Proxy Pricing	Base Price		100.000	—
Jersey, Channel Islands
Corporate Bonds & Notes	13,838	Proxy Pricing	Base Price		95.035-95.248	95.174
South Africa
Corporate Bonds & Notes	27,232	Reference Instrument	Yield		8.973	—
Loan Participations and Assignments	9,648	Reference Instrument	Yield		5.834	—
Tanzania
Loan Participations and Assignments	901	Proxy Pricing	Base Price		98.500	—
United States
Loan Participations and Assignments	6,263	Discounted Cash Flow	Discount Rate		4.058	—
Non-Agency Mortgage-Backed Securities	900	Proxy Pricing	Base Price		100.000	—

Financial Derivative Instruments - Assets
Over the counter	2,924	Other Valuation Techniques(3)	—		—	—

Financial Derivative Instruments - Liabilities
Over the counter	(44)	Indicative Market Quotation	Broker Quote		(3.696)-(0.300)	(3.465)
	(37)	Other Valuation Techniques(3)	—		—	—

Total	$77,943

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	55

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.4%

ARGENTINA 0.6%

CORPORATE BONDS & NOTES 0.6%

MSU Energy SA
6.875% due 02/01/2025		$300	$236

Pampa Energia SA
7.375% due 07/21/2023		300	298

YPF SA
6.950% due 07/21/2027		200	150

			684

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		6	2
1.125% due 07/09/2035 þ		3	1

			3

Total Argentina (Cost $686)			687

AUSTRIA 0.2%

CORPORATE BONDS & NOTES 0.2%

Sappi Papier Holding GmbH
7.500% due 06/15/2032		$200	201

Total Austria (Cost $186)			201

AZERBAIJAN 0.4%

CORPORATE BONDS & NOTES 0.4%

Southern Gas Corridor CJSC
6.875% due 03/24/2026		$434	475

Total Azerbaijan (Cost $483)			475

BERMUDA 0.4%

CORPORATE BONDS & NOTES 0.4%

Geopark Ltd.
5.500% due 01/17/2027		$500	477

Total Bermuda (Cost $497)			477

BRAZIL 5.5%

CORPORATE BONDS & NOTES 5.5%

Banco BTG Pactual SA
4.500% due 01/10/2025		$700	696

Braskem Netherlands Finance BV
4.500% due 01/10/2028		600	593

BRF SA
4.875% due 01/24/2030		700	669

CSN Inova Ventures
6.750% due 01/28/2028		900	934

Itau Unibanco Holding SA
3.250% due 01/24/2025		500	497

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/02/2022 (e)(f)		1,122	10

Oi Movel SA
8.750% due 07/30/2026		800	817

Petrobras Global Finance BV
6.625% due 01/16/2034	GBP	400	527

Suzano Austria GmbH
7.000% due 03/16/2047		$300	337

Vale Overseas Ltd.
3.750% due 07/08/2030		300	290
6.875% due 11/21/2036		400	483

Vale SA
3.202% due 12/29/2049 «~(f)	BRL	5,700	612

			6,465

	SHARES	MARKET VALUE (000S)
WARRANTS 0.0%

OAS S.A. - Exp. 01/21/2039 «(h)	131,712	$2

Total Brazil (Cost $6,629)		6,467

CANADA 1.1%

COMMON STOCKS 0.2%

Frontera Energy Corp. (d)	16,190	187

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 0.9%

Canacol Energy Ltd.
5.750% due 11/24/2028	$400	377

First Quantum Minerals Ltd.
6.875% due 10/15/2027	600	629

		1,006

Total Canada (Cost $2,386)		1,193

CAYMAN ISLANDS 12.6%

CORPORATE BONDS & NOTES 12.6%

Arabian Centres Sukuk Ltd.
5.375% due 11/26/2024	$400	388

China Modern Dairy Holdings Ltd.
2.125% due 07/14/2026	500	452

Country Garden Holdings Co. Ltd.
7.250% due 04/08/2026	500	389

EMG SUKUK Ltd.
4.564% due 06/18/2024	300	304

Fab Sukuk Co. Ltd.
2.500% due 01/21/2025	1,000	985

Goodman HK Finance
3.000% due 07/22/2030	400	381

Health & Happiness H&H International Holdings Ltd.
5.625% due 10/24/2024	600	537

IHS Holding Ltd.
5.625% due 11/29/2026	500	475

IIRSA Norte Finance Ltd.
8.750% due 05/30/2024	23	24

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024 ^(c)	400	78
9.750% due 09/28/2023 ^(c)	1,000	188

MAF Sukuk Ltd.
4.638% due 05/14/2029	500	521

Melco Resorts Finance Ltd.
5.375% due 12/04/2029	600	511
5.625% due 07/17/2027	300	272

MGM China Holdings Ltd.
5.250% due 06/18/2025	200	184
5.375% due 05/15/2024	500	470
5.875% due 05/15/2026	200	183

New Metro Global Ltd.
6.800% due 08/05/2023	800	514

Odebrecht Holdco Finance Ltd.
0.000% due 09/10/2058 (e)	2,121	19

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	201	199

OEC Finance Ltd. (4.375% PIK)
4.375% due 10/25/2029 (b)	162	5

OEC Finance Ltd. (5.250% PIK)
5.250% due 12/27/2033 (b)	1,089	38

OEC Finance Ltd. (7.125% PIK)
7.125% due 12/26/2046 (b)	626	22

Powerlong Real Estate Holdings Ltd.
5.950% due 04/30/2025	800	296

QNB Finance Ltd.
2.625% due 05/12/2025	200	196
3.500% due 03/28/2024	1,100	1,106

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SA Global Sukuk Ltd.
2.694% due 06/17/2031	$800	$759

Samba Funding Ltd.
2.750% due 10/02/2024	400	396
2.900% due 01/29/2027	600	589

Sands China Ltd.
3.250% due 08/08/2031	400	328
4.375% due 06/18/2030	600	545
5.125% due 08/08/2025	600	598

SPARC EM SPC Panama Metro Line SP
0.000% due 12/05/2022 (e)	186	184

Sunac China Holdings Ltd.
6.500% due 01/10/2025	900	223

Sunny Optical Technology Group Co. Ltd.
3.750% due 01/23/2023	600	602

Wynn Macau Ltd.
4.875% due 10/01/2024	600	563
5.500% due 01/15/2026	300	273

Xiaomi Best Time International Ltd.
2.875% due 07/14/2031	600	518

Zhongsheng Group Holdings Ltd.
3.000% due 01/13/2026	400	383

Total Cayman Islands (Cost $19,772)		14,698

CHILE 1.9%

CORPORATE BONDS & NOTES 1.9%

Alfa Desarrollo SpA
4.550% due 09/27/2051	$598	520

Banco de Credito e Inversiones SA
3.500% due 10/12/2027	600	610

Banco Santander Chile
2.700% due 01/10/2025	1,000	980

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027	79	76

Total Chile (Cost $2,357)		2,186

CHINA 2.0%

CORPORATE BONDS & NOTES 2.0%

China Construction Bank Corp.
2.450% due 06/24/2030 •(g)	$400	386

Contemporary Ruiding Development Ltd.
2.625% due 09/17/2030	400	353

Yango Justice International Ltd.
7.500% due 04/15/2024 ^(c)	400	32

Yunda Holding Investment Ltd.
2.250% due 08/19/2025	800	735

Zoomlion HK SPV Co. Ltd.
6.125% due 12/20/2022	800	810

Total China (Cost $2,826)		2,316

COLOMBIA 2.3%

CORPORATE BONDS & NOTES 2.3%

Banco Davivienda SA
6.650% due 04/22/2031 •(f)(g)	$500	462

Ecopetrol SA
4.625% due 11/02/2031	500	453
5.875% due 05/28/2045	700	615
6.875% due 04/29/2030	1,100	1,156

Total Colombia (Cost $3,143)		2,686

GUATEMALA 0.5%

CORPORATE BONDS & NOTES 0.5%

CT Trust
5.125% due 02/03/2032	$400	400

Industrial Senior Trust
5.500% due 11/01/2022	200	201

Total Guatemala (Cost $602)		601

56	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HONG KONG 3.6%

CORPORATE BONDS & NOTES 3.6%

AIA Group Ltd.
3.600% due 04/09/2029		$600	$605

Fortune Star BVI Ltd.
4.350% due 05/06/2023	EUR	1,100	1,157

Huarong Finance Co. Ltd.
5.500% due 01/16/2025		$500	507

Lenovo Group Ltd.
5.875% due 04/24/2025		600	629

MTR Corp. Ltd.
1.625% due 08/19/2030		400	355

Poly Real Estate Finance Ltd.
3.950% due 02/05/2023		400	401

Yanlord Land HK Co. Ltd.
6.800% due 02/27/2024		600	573

Total Hong Kong (Cost $4,553)			4,227

INDIA 3.0%

CORPORATE BONDS & NOTES 3.0%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		$300	272

Adani Transmission Ltd.
4.250% due 05/21/2036		181	167

Bharti Airtel Ltd.
4.375% due 06/10/2025		500	504

JSW Steel Ltd.
5.050% due 04/05/2032		400	373

Muthoot Finance Ltd.
4.400% due 09/02/2023		200	201
6.125% due 10/31/2022		300	304

Periama Holdings LLC
5.950% due 04/19/2026		200	204

Reliance Industries Ltd.
2.875% due 01/12/2032		600	551

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		200	197

ReNew Power Synthetic
6.670% due 03/12/2024		200	205

Shriram Transport Finance Co. Ltd.
4.150% due 07/18/2025		500	477

Total India (Cost $3,597)			3,455

INDONESIA 2.8%

CORPORATE BONDS & NOTES 2.8%

Bank Mandiri Persero Tbk PT
4.750% due 05/13/2025		$400	414

Bank Negara Indonesia Persero Tbk PT
3.750% due 03/30/2026 (g)		800	764

Cikarang Listrindo Tbk PT
4.950% due 09/14/2026		300	298

LLPL Capital Pte. Ltd.
6.875% due 02/04/2039		349	350

Medco Oak Tree Pte. Ltd.
7.375% due 05/14/2026		400	404

Pertamina Persero PT
5.625% due 05/20/2043		300	319

Perusahaan Gas Negara Tbk PT
5.125% due 05/16/2024		200	207

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
3.375% due 02/05/2030		600	562

Total Indonesia (Cost $3,568)			3,318

IRELAND 0.4%

CORPORATE BONDS & NOTES 0.4%

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 •(g)		$1,400	140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Novolipetsk Steel Via Steel Funding DAC
1.450% due 06/02/2026	EUR	600	$249

Sovcombank Via SovCom Capital DAC
3.400% due 01/26/2025		$800	80

Total Ireland (Cost $2,929)			469

ISLE OF MAN 0.4%

CORPORATE BONDS & NOTES 0.4%

NE Property BV
1.875% due 10/09/2026	EUR	500	519

Total Isle of Man (Cost $563)			519

ISRAEL 5.2%

CORPORATE BONDS & NOTES 5.2%

Bank Hapoalim BM
3.255% due 01/21/2032 •(g)		$900	832

Bank Leumi Le-Israel BM
3.275% due 01/29/2031 •(g)		1,169	1,102

Energean Israel Finance Ltd.
4.500% due 03/30/2024		300	298
4.875% due 03/30/2026		200	194

ICL Group Ltd.
6.375% due 05/31/2038		300	330

Israel Electric Corp. Ltd.
3.750% due 02/22/2032		800	771
4.250% due 08/14/2028		1,000	1,010

Leviathan Bond Ltd.
6.125% due 06/30/2025		500	510
6.500% due 06/30/2027		500	515

Mizrahi Tefahot Bank Ltd.
3.077% due 04/07/2031 •(g)		600	560

Total Israel (Cost $6,507)			6,122

ITALY 0.4%

CORPORATE BONDS & NOTES 0.4%

Intesa Sanpaolo SpA
5.875% due 09/01/2031 •(f)(g)	EUR	300	330

UniCredit SpA
5.459% due 06/30/2035 •		$200	191

Total Italy (Cost $616)			521

JERSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%

Corsair International Ltd.
4.850% due 01/28/2027 «•	EUR	200	210
5.200% due 01/28/2029 «•		200	209

Total Jersey, Channel Islands (Cost $447)			419

KAZAKHSTAN 0.5%

CORPORATE BONDS & NOTES 0.5%

Tengizchevroil Finance Co. International Ltd.
3.250% due 08/15/2030		$700	571

Total Kazakhstan (Cost $694)			571

LUXEMBOURG 2.1%

CORPORATE BONDS & NOTES 2.1%

Andrade Gutierrez International S.A.
11.000% due 05/20/2022		$1	0

Guara Norte SARL
5.198% due 06/15/2034		864	794

Petrorio Luxembourg Trading Sarl
6.125% due 06/09/2026		500	501

Sberbank of Russia Via SB Capital SA
5.250% due 05/23/2023 (g)		1,900	190

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Severstal OAO Via Steel Capital SA
3.150% due 09/16/2024		$700	$102

Unigel Luxembourg SA
8.750% due 10/01/2026		600	634

Votorantim Cimentos International SA
7.250% due 04/05/2041		200	237

Total Luxembourg (Cost $4,935)			2,458

MAURITIUS 2.2%

CORPORATE BONDS & NOTES 2.2%

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024		$200	205

Greenko Dutch BV
3.850% due 03/29/2026		493	473

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025		600	606

India Green Energy Holdings
5.375% due 04/29/2024		800	806

MTN Mauritius Investments Ltd.
4.755% due 11/11/2024		500	504

Total Mauritius (Cost $2,614)			2,594

		SHARES
MEXICO 5.2%

COMMON STOCKS 0.0%

Hipotecaria Su Casita SA de CV «(d)		172,487	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 5.2%

America Movil SAB de CV
5.375% due 04/04/2032 (a)		$300	301

Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.375% due 04/11/2027		900	916

Banco Mercantil del Norte SA
5.875% due 01/24/2027 •(f)(g)		200	186
6.875% due 07/06/2022 •(f)(g)		200	200

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.375% due 04/17/2025		900	940

BBVA Bancomer SA
5.125% due 01/18/2033 •(g)		800	757

Cibanco SA Ibm
4.962% due 07/18/2029		500	502

Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2049		400	0

Fomento Economico Mexicano SAB de CV
1.000% due 05/28/2033	EUR	200	189
4.375% due 05/10/2043		$300	315

Industrias Penoles SAB de CV
4.750% due 08/06/2050		500	457

Metalsa S A P I De Cv
3.750% due 05/04/2031		500	435

Petroleos Mexicanos
5.950% due 01/28/2031		100	93
6.500% due 06/02/2041		300	249
6.750% due 09/21/2047		300	244

Trust Fibra Uno
6.390% due 01/15/2050		300	303

			6,087

Total Mexico (Cost $8,094)			6,087

MOROCCO 0.9%

CORPORATE BONDS & NOTES 0.9%

OCP SA
5.125% due 06/23/2051		$600	501
6.875% due 04/25/2044		500	509

Total Morocco (Cost $1,210)			1,010

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	57

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MULTINATIONAL 0.5%

CORPORATE BONDS & NOTES 0.5%

ATP Tower Holdings LLC
4.050% due 04/27/2026		$400	$381

Digicel International Finance Ltd.
8.750% due 05/25/2024		194	193

Total Multinational (Cost $590)			574

NETHERLANDS 3.4%

CORPORATE BONDS & NOTES 3.4%

DTEK Finance PLC (1.500% Cash and 3.500% PIK)
7.000% due 12/31/2027 (b)		$580	129

IHS Netherlands Holdco BV
8.000% due 09/18/2027		400	400

Metinvest BV
5.625% due 06/17/2025	EUR	800	398
8.500% due 04/23/2026		$700	322

NGD Holdings BV
6.750% due 12/31/2026		221	76

Prosus NV
2.031% due 08/03/2032	EUR	200	181
3.061% due 07/13/2031		$300	250
3.257% due 01/19/2027		300	275
3.832% due 02/08/2051		200	146
4.987% due 01/19/2052		300	256

Teva Pharmaceutical Finance Netherlands BV
3.750% due 05/09/2027	EUR	1,500	1,571

Total Netherlands (Cost $5,645)			4,004

NIGERIA 1.3%

CORPORATE BONDS & NOTES 0.7%

Access Bank PLC
6.125% due 09/21/2026		$500	473

SEPLAT Energy PLC
7.750% due 04/01/2026		300	289

			762

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Bank of Industry Ltd.
6.803% (LIBOR03M + 6.000%) due 12/14/2023 ~		622	627

SOVEREIGN ISSUES 0.1%

Nigeria Government International Bond
5.625% due 06/27/2022		100	100

Total Nigeria (Cost $1,530)			1,489

OMAN 0.4%

SOVEREIGN ISSUES 0.4%

Oman Government International Bond
6.000% due 08/01/2029		$200	209
6.250% due 01/25/2031		200	212

Total Oman (Cost $409)			421

PERU 1.8%

CORPORATE BONDS & NOTES 1.8%

Banco de Credito del Peru SA
2.700% due 01/11/2025		$600	585

Banco Internacional del Peru SAA Interbank
3.250% due 10/04/2026		600	593

InRetail Consumer
3.250% due 03/22/2028		600	564

Peru LNG SRL
5.375% due 03/22/2030		400	355

Total Peru (Cost $2,229)			2,097

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QATAR 0.5%

CORPORATE BONDS & NOTES 0.5%

Ras Laffan Liquefied Natural Gas Co. Ltd.
6.332% due 09/30/2027		$550	$587

Total Qatar (Cost $629)			587

ROMANIA 0.5%

CORPORATE BONDS & NOTES 0.5%

RCS & RDS SA
2.500% due 02/05/2025	EUR	400	426
3.250% due 02/05/2028		100	102

Total Romania (Cost $547)			528

RUSSIA 0.8%

CORPORATE BONDS & NOTES 0.8%

ALROSA Finance SA
3.100% due 06/25/2027		$800	240

Lukoil Securities BV
3.875% due 05/06/2030		1,300	712

Total Russia (Cost $2,164)			952

SAUDI ARABIA 1.4%

CORPORATE BONDS & NOTES 1.4%

Saudi Arabian Oil Co.
2.250% due 11/24/2030		$700	643
2.875% due 04/16/2024		500	499
4.250% due 04/16/2039		500	514

Total Saudi Arabia (Cost $1,754)			1,656

SINGAPORE 2.1%

CORPORATE BONDS & NOTES 2.1%

ABJA Investment Co. Pte. Ltd.
5.450% due 01/24/2028		$700	726

BOC Aviation Ltd.
1.750% due 01/21/2026		600	558

Oversea-Chinese Banking Corp. Ltd.
1.832% due 09/10/2030 •(g)		1,300	1,226

Total Singapore (Cost $2,566)			2,510

		SHARES
SOUTH AFRICA 7.1%

COMMON STOCKS 0.3%

Petra Diamonds Ltd. (d)		218,666	333

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 4.3%

Absa Group Ltd.
6.375% due 05/27/2026 •(f)(g)		$600	584

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		400	376
6.500% due 04/15/2040		400	440

Development Bank of Southern Africa
8.600% due 10/21/2024 «	ZAR	18,200	1,241

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		$600	609

Sasol Financing USA LLC
5.875% due 03/27/2024		1,000	1,014
6.500% due 09/27/2028		800	814

			5,078

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

Sasol Ltd.
0.560% - 1.803% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		729	714

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.9%

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	29,800	$2,226

Total South Africa (Cost $8,490)			8,351

SOUTH KOREA 1.8%

CORPORATE BONDS & NOTES 1.8%

Kookmin Bank
2.500% due 11/04/2030 (g)		$400	358

LG Chem Ltd.
3.625% due 04/15/2029		500	501

Shinhan Bank Co. Ltd.
3.875% due 03/24/2026 (g)		500	505

Woori Bank
4.750% due 04/30/2024 (g)		400	412
5.125% due 08/06/2028 (g)		300	326

Total South Korea (Cost $2,204)			2,102

SUPRANATIONAL 0.3%

CORPORATE BONDS & NOTES 0.3%

Africa Finance Corp.
3.875% due 04/13/2024		$200	200
4.375% due 04/17/2026		200	200

Total Supranational (Cost $407)			400

TURKEY 2.1%

CORPORATE BONDS & NOTES 1.7%

Akbank TAS
6.800% due 02/06/2026		$500	489

QNB Finansbank AS
4.875% due 05/19/2022		300	301
6.875% due 09/07/2024		700	728

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		552	463

			1,981

SOVEREIGN ISSUES 0.4%

Turkiye Ihracat Kredi Bankasi AS
8.250% due 01/24/2024		500	515

Total Turkey (Cost $2,490)			2,496

UKRAINE 0.3%

CORPORATE BONDS & NOTES 0.1%

VF Ukraine PAT via VFU Funding PLC
6.200% due 02/11/2025		$200	100

SOVEREIGN ISSUES 0.2%

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	200	93
7.750% due 09/01/2024		$200	88

			181

Total Ukraine (Cost $563)			281

UNITED ARAB EMIRATES 1.1%

CORPORATE BONDS & NOTES 1.1%

Abu Dhabi National Energy Co. PJSC
2.000% due 04/29/2028		$600	561

Kuwait Projects Co. SPC Ltd.
4.500% due 02/23/2027		500	454

Oztel Holdings SPC Ltd.
6.625% due 04/24/2028		300	315

Total United Arab Emirates (Cost $1,413)			1,330

58	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 2.3%

CORPORATE BONDS & NOTES 2.3%

Antofagasta PLC
2.375% due 10/14/2030		$200	$177

Barclays PLC
8.000% due 06/15/2024 •(f)(g)		300	318

Fresnillo PLC
4.250% due 10/02/2050		500	442

Gazprom PJSC via Gaz Finance PLC
1.500% due 02/17/2027	EUR	200	87
2.950% due 01/27/2029		$600	251
3.000% due 06/29/2027		800	340

HSBC Holdings PLC
4.600% due 12/17/2030 •(f)(g)		200	179

Natwest Group PLC
5.125% due 05/12/2027 •(f)(g)	GBP	200	260

Tullow Oil PLC
10.250% due 05/15/2026		$300	306

Vedanta Resources Finance PLC
8.950% due 03/11/2025		300	292

Total United Kingdom (Cost $3,684)			2,652

UNITED STATES 8.8%

ASSET-BACKED SECURITIES 0.9%

Citigroup Mortgage Loan Trust
7.250% due 05/25/2036 þ		$253	165

Countrywide Asset-Backed Certificates
0.677% due 09/25/2037 ^•		24	25

JP Morgan Mortgage Acquisition Corp.
1.432% due 12/25/2035 •		700	684

NovaStar Mortgage Funding Trust
0.657% due 09/25/2037 •		120	117

			991

CORPORATE BONDS & NOTES 4.8%

BOC Aviation USA Corp.
1.625% due 04/29/2024		600	577

Coty, Inc.
3.875% due 04/15/2026	EUR	300	324

Hikma Finance USA LLC
3.250% due 07/09/2025		$500	485

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Invepar Holdings LLC
1.000% due 12/31/2049 «(h)		$158	$0

Kosmos Energy Ltd.
7.125% due 04/04/2026		900	881

NBM U.S. Holdings, Inc.
7.000% due 05/14/2026		400	416

Organon & Co.
2.875% due 04/30/2028	EUR	100	106

Rio Oil Finance Trust
8.200% due 04/06/2028		$1,140	1,227
9.750% due 01/06/2027		843	930

Stillwater Mining Co.
4.000% due 11/16/2026		700	675

			5,621

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.687% due 10/25/2035 •		330	326

Citigroup Mortgage Loan Trust
3.059% due 08/25/2036 ~		214	202

			528

U.S. TREASURY OBLIGATIONS 2.6%

U.S. Treasury Bonds
1.375% due 11/15/2040		1,800	1,473

U.S. Treasury Notes
2.125% due 12/31/2022 (j)		1,600	1,608

			3,081

Total United States (Cost $10,563)			10,221

VIRGIN ISLANDS (BRITISH) 2.1%

CORPORATE BONDS & NOTES 2.1%

Champion Path Holdings Ltd.
4.500% due 01/27/2026		$600	517

Gold Fields Orogen Holdings BVI Ltd.
6.125% due 05/15/2029		500	543

NWD MTN Ltd.
4.375% due 11/30/2022		200	202

OAS Restructuring Ltd.
0.000% due 03/31/2035 «(h)	BRL	356	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Star Energy Geothermal Wayang Windu Ltd.
6.750% due 04/24/2033	$503	$532

Studio City Co. Ltd.
7.000% due 02/15/2027	300	293

Studio City Finance Ltd.
5.000% due 01/15/2029	400	305

Total Virgin Islands (British) (Cost $2,622)		2,396

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (i) 0.2%
		290

Total Short-Term Instruments (Cost $290)		290

Total Investments in Securities (Cost $130,683)		109,094

	SHARES
INVESTMENTS IN AFFILIATES 7.0%

SHORT-TERM INSTRUMENTS 7.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.0%

PIMCO Short-Term Floating NAV Portfolio III	847,559	8,230

Total Short-Term Instruments (Cost $8,230)		8,230

Total Investments in Affiliates (Cost $8,230)		8,230

Total Investments 100.4% (Cost $138,913)		$117,324

Financial Derivative Instruments (k)(l) (0.1)% (Cost or Premiums, net $135)		(168)

Other Assets and Liabilities, net (0.3)%		(247)

Net Assets 100.0%		$116,909

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	59

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Invepar Holdings LLC 1.000% due 12/31/2049	11/16/2018	$0	$0	0.00%
OAS Restructuring Ltd. 0.000% due 03/31/2035	04/30/2019	14	4	0.00
OAS S.A. - Exp. 01/21/2039	04/30/2019	0	2	0.00

		$14	$6	0.00%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$290	U.S. Treasury Bills 0.000% due 08/04/2022	$(296)	$290	$290

Total Repurchase Agreements						$(296)	$290	$290

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
CSN	0.330%	03/29/2022	04/05/2022	$(1,617)	$(1,617)

Total Sale-Buyback Transactions					$(1,617)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$290	$0	$0	$290	$(296)	$(6)

Master Securities Forward Transaction Agreement
CSN	0	0	(1,617)	(1,617)	1,608	(9)

Total Borrowings and Other Financing Transactions	$290	$0	$(1,617)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(1,617)	$0	$0	$(1,617)

Total Borrowings	$0	$(1,617)	$0	$0	$(1,617)

Payable for sale-buyback financing transactions					$(1,617)

(j)	Securities with an aggregate market value of $1,608 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(1,028) at a weighted average interest rate of (0.262%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

60	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2022	29	$3,326	$(85)	$4	$0
U.S. Treasury 10-Year Note June Futures	06/2022	67	8,233	(233)	17	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	12	2,126	(89)	13	0

				$(407)	$34	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2022	24	$(4,212)	$135	$5	$(40)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	26	(3,522)	119	0	(10)

				$254	$5	$(50)

Total Futures Contracts				$(153)	$39	$(50)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	5.092%	EUR	200	$13	$(13)	$0	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
iTraxx Asia Ex-Japan 37 5-Year Index	1.000%	Quarterly	06/20/2027	$	400	$(2)	$2	$0	$0	$(1)
iTraxx Crossover 36 5-Year Index	5.000	Quarterly	12/20/2026	EUR	1,000	93	(3)	90	0	(2)
iTraxx Crossover 37 5-Year Index	5.000	Quarterly	06/20/2027		1,100	74	16	90	0	(2)

						$165	$15	$180	$0	$(5)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	Semi-Annual	06/21/2047	$300	$(1)	$34	$33	$0	$(2)

Total Swap Agreements						$177	$36	$213	$0	$(7)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$39	$0	$39	$0	$(50)	$(7)	$(57)

Cash of $940 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	61

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2022	EUR	131		$146	$1	$0
	05/2022	GBP	786		1,065	33	0
	06/2022		$80	HKD	622	0	0

BPS	04/2022	EUR	906		$998	0	(4)
	04/2022		$2,812	EUR	2,528	1	(17)
	05/2022	ZAR	5,237		$331	0	(25)
	08/2022		21,297		1,334	0	(100)
	11/2022		5,748		356	0	(27)

BRC	05/2022		$1,761	EUR	1,581	0	(10)
	11/2022	ZAR	4,169		$260	0	(18)

CBK	04/2022		$104	ZAR	1,668	10	0

GLM	04/2022	ZAR	9,451		$616	0	(30)
	10/2022		9,570		607	0	(32)

HUS	04/2022	EUR	455		502	0	(1)
	04/2022		$174	EUR	158	0	0

MYI	04/2022	BRL	910		$174	0	(17)
	04/2022		$184	BRL	910	7	0
	04/2022		8,564	EUR	7,691	0	(56)
	05/2022	BRL	910		$183	0	(7)
	05/2022	EUR	7,691		8,572	56	0

SCX	04/2022		7,324		8,237	135	0
	04/2022		$22	EUR	20	0	0

TOR	05/2022		284	GBP	216	0	0

Total Forward Foreign Currency Contracts						$243	$(344)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000%	06/15/2022	300	$(1)	$0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	1,100	(3)	(1)

BPS	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	200	(2)	(1)

BRC	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	1,000	(6)	(4)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	300	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	1,300	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	600	(1)	(1)

MYC	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	200	0	0

Total Written Options						$(17)	$(9)

62	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Brazil Government International Bond	(1.000)%	Quarterly	06/20/2024	1.035%	$1,500	$24	$(23)	$1	$0
	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.351	750	12	(21)	0	(9)

GST	Brazil Government International Bond	(1.000)	Quarterly	06/20/2024	1.035	1,500	21	(21)	0	0

MYC	Mexico Government International Bond	(1.000)	Quarterly	12/20/2024	0.499	750	(1)	(9)	0	(10)

							$56	$(74)	$1	$(19)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BRC	America Movil S.A.B. de C.V.	1.000%	Quarterly	12/20/2025	0.542%	$800	$(20)	$33	$13	$0
	QNB Finance Ltd.	1.000	Quarterly	06/20/2023	0.583	300	2	0	2	0

CBK	Fibra Uno Trust «	1.000	Quarterly	06/20/2022	(0.300)	100	(1)	1	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.784	50	1	0	1	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.943	700	(33)	5	0	(28)

JPM	Nigeria Government International Bond	1.000	Quarterly	06/20/2022	1.234	200	(1)	1	0	0
	State Oil Company of Azerb	1.000	Quarterly	12/20/2023	1.759	800	(28)	18	0	(10)

MYC	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.009	300	(1)	1	0	0

							$(81)	$59	$16	$(38)

Total Swap Agreements							$(25)	$(15)	$17	$(57)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$34	$0	$1	$35	$0	$(1)	$(9)	$(10)	$25	$0	$25
BPS	1	0	0	1	(173)	(1)	0	(174)	(173)	0	(173)
BRC	0	0	15	15	(28)	(7)	0	(35)	(20)	0	(20)
CBK	10	0	1	11	0	0	(28)	(28)	(17)	0	(17)
GLM	0	0	0	0	(62)	0	0	(62)	(62)	0	(62)
GST	0	0	0	0	0	0	0	0	0	0	0
HUS	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	0	0	0	0	0	0	(10)	(10)	(10)	0	(10)
MYC	0	0	0	0	0	0	(10)	(10)	(10)	0	(10)
MYI	63	0	0	63	(80)	0	0	(80)	(17)	0	(17)
SCX	135	0	0	135	0	0	0	0	135	(270)	(135)

Total Over the Counter	$243	$0	$17	$260	$(344)	$(9)	$(57)	$(410)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	63

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$39	$39

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$243	$0	$243
Swap Agreements	0	17	0	0	0	17

	$0	$17	$0	$243	$0	$260

	$0	$17	$0	$243	$39	$299

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$50	$50
Swap Agreements	0	5	0	0	2	7

	$0	$5	$0	$0	$52	$57

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$344	$0	$344
Written Options	0	9	0	0	0	9
Swap Agreements	0	57	0	0	0	57

	$0	$66	$0	$344	$0	$410

	$0	$71	$0	$344	$52	$467

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(547)	$(547)
Swap Agreements	0	(71)	0	0	41	(30)

	$0	$(71)	$0	$0	$(506)	$(577)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$770	$0	$770
Written Options	0	70	0	0	0	70
Swap Agreements	0	23	0	0	19	42

	$0	$93	$0	$770	$19	$882

	$0	$22	$0	$770	$(487)	$305

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$204	$204
Swap Agreements	0	51	0	0	(42)	9

	$0	$51	$0	$0	$162	$213

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(221)	$0	$(221)
Written Options	0	(4)	0	0	0	(4)
Swap Agreements	0	(40)	0	0	37	(3)

	$0	$(44)	$0	$(221)	$37	$(228)

	$0	$7	$0	$(221)	$199	$(15)

64	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$684	$0	$684
Sovereign Issues	0	3	0	3
Austria
Corporate Bonds & Notes	0	201	0	201
Azerbaijan
Corporate Bonds & Notes	0	475	0	475
Bermuda
Corporate Bonds & Notes	0	477	0	477
Brazil
Corporate Bonds & Notes	0	5,853	612	6,465
Warrants	0	0	2	2
Canada
Common Stocks	187	0	0	187
Corporate Bonds & Notes	0	1,006	0	1,006
Cayman Islands
Corporate Bonds & Notes	0	14,698	0	14,698
Chile
Corporate Bonds & Notes	0	2,186	0	2,186
China
Corporate Bonds & Notes	0	2,316	0	2,316
Colombia
Corporate Bonds & Notes	0	2,686	0	2,686
Guatemala
Corporate Bonds & Notes	0	601	0	601
Hong Kong
Corporate Bonds & Notes	0	4,227	0	4,227
India
Corporate Bonds & Notes	0	3,455	0	3,455
Indonesia
Corporate Bonds & Notes	0	3,318	0	3,318
Ireland
Corporate Bonds & Notes	0	469	0	469
Isle of Man
Corporate Bonds & Notes	0	519	0	519
Israel
Corporate Bonds & Notes	0	6,122	0	6,122
Italy
Corporate Bonds & Notes	0	521	0	521
Jersey, Channel Islands
Corporate Bonds & Notes	0	0	419	419
Kazakhstan
Corporate Bonds & Notes	0	571	0	571
Luxembourg
Corporate Bonds & Notes	0	2,458	0	2,458
Mauritius
Corporate Bonds & Notes	0	2,594	0	2,594
Mexico
Corporate Bonds & Notes	0	6,087	0	6,087
Morocco
Corporate Bonds & Notes	0	1,010	0	1,010
Multinational
Corporate Bonds & Notes	0	574	0	574
Netherlands
Corporate Bonds & Notes	0	4,004	0	4,004
Nigeria
Corporate Bonds & Notes	0	762	0	762
Loan Participations and Assignments	0	627	0	627
Sovereign Issues	0	100	0	100
Oman
Sovereign Issues	0	421	0	421
Peru
Corporate Bonds & Notes	0	2,097	0	2,097

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Qatar
Corporate Bonds & Notes	$0	$587	$0	$587
Romania
Corporate Bonds & Notes	0	528	0	528
Russia
Corporate Bonds & Notes	0	952	0	952
Saudi Arabia
Corporate Bonds & Notes	0	1,656	0	1,656
Singapore
Corporate Bonds & Notes	0	2,510	0	2,510
South Africa
Common Stocks	333	0	0	333
Corporate Bonds & Notes	0	3,837	1,241	5,078
Loan Participations and Assignments	0	0	714	714
Sovereign Issues	0	2,226	0	2,226
South Korea
Corporate Bonds & Notes	0	2,102	0	2,102
Supranational
Corporate Bonds & Notes	0	400	0	400
Turkey
Corporate Bonds & Notes	0	1,981	0	1,981
Sovereign Issues	0	515	0	515
Ukraine
Corporate Bonds & Notes	0	100	0	100
Sovereign Issues	0	181	0	181
United Arab Emirates
Corporate Bonds & Notes	0	1,330	0	1,330
United Kingdom
Corporate Bonds & Notes	0	2,652	0	2,652
United States
Asset-Backed Securities	0	991	0	991
Corporate Bonds & Notes	0	5,621	0	5,621
Non-Agency Mortgage-Backed Securities	0	528	0	528
U.S. Treasury Obligations	0	3,081	0	3,081
Virgin Islands (British)
Corporate Bonds & Notes	0	2,392	4	2,396
Short-Term Instruments
Repurchase Agreements	0	290	0	290

	$520	$105,582	$2,992	$109,094

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,230	$0	$0	$8,230

Total Investments	$8,750	$105,582	$2,992	$117,324

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	5	34	0	39
Over the counter	0	260	0	260

	$5	$294	$0	$299

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(40)	(17)	0	(57)
Over the counter	0	(410)	0	(410)

	$(40)	$(427)	$0	$(467)

Total Financial Derivative Instruments	$(35)	$(133)	$0	$(168)

Totals	$8,715	$105,449	$2,992	$117,156

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	65

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)	March 31, 2022

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2022:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(2)
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$0	$517	$0	$5	$0	$90	$0	$0	$612	$90
Warrants	2	0	0	0	0	0	0	0	2	0
Jersey, Channel Islands
Corporate Bonds & Notes	0	893	(429)	0	(18)	(27)	0	0	419	(27)
Nigeria
Loan Participations and Assignments	802	0	(178)	3	1	(1)	0	(627)	0	0
South Africa
Corporate Bonds & Notes	0	1,217	0	0	0	24	0	0	1,241	24
Loan Participations and Assignments	932	40	(308)	35	0	15	0	0	714	50
Virgin Islands (British)
Corporate Bonds & Notes	3	0	0	1	0	0	0	0	4	0

	$1,739	$2,667	$(915)	$44	$(17)	$101	$0	$(627)	$2,992	$137

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1)	$0	$0	$0	$1	$0	$0	$0	$0

Totals	$1,739	$2,666	$(915)	$44	$(17)	$102	$0	$(627)	$2,992	$137

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value	Weighted Average
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$612	Reference Instrument	Weighted Average	BRL	52.705	—
Warrants	2	Other Valuation Techniques(3)	—		—	—
Jersey, Channel Islands
Corporate Bonds & Notes	419	Proxy Pricing	Base Price		95.035-95.248	95.142
South Africa
Corporate Bonds & Notes	1,241	Reference Instrument	Yield		8.973	—
Loan Participations and Assignments	714	Reference Instrument	Yield		5.834	—
Virgin Islands (British)
Corporate Bonds & Notes	4	Proxy Pricing	Base Price		5.035	—

Financial Derivative Instruments - Liabilities
Over the counter	0	Indicative Market Quotation	Broker Quote		(0.300)	—

Total	$2,992

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

66	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 75.1%

ARGENTINA 1.0%

SOVEREIGN ISSUES 1.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$8,456	$2,667
1.000% due 07/09/2029		217	75
1.125% due 07/09/2035 þ		6,899	2,025
1.400% due 03/25/2023 (g)	ARS	117	1
1.450% due 08/13/2023 (g)		31,503	166
15.500% due 10/17/2026		144,420	300
40.178% (BADLARPP) due 10/04/2022 ~		25,153	46

Autonomous City of Buenos Aires
39.273% (BADLARPP + 3.750%) due 02/22/2028 ~		108,464	542

Total Argentina (Cost $10,051)			5,822

AUSTRALIA 0.1%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

RESIMAC Bastille Trust
1.139% due 12/05/2059 •		$312	312

Total Australia (Cost $312)			312

BRAZIL 0.9%

CORPORATE BONDS & NOTES 0.8%

Banco BTG Pactual SA
4.500% due 01/10/2025		$1,200	1,193

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		240	243

Oi SA
5.358% (BZDIOVRA) due 02/25/2035 «~	BRL	1,010	965

Petrobras Global Finance BV
5.999% due 01/27/2028		$100	105

Vale SA
3.202% due 12/29/2049 «~(h)	BRL	21,560	2,319

			4,825

SOVEREIGN ISSUES 0.1%

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2022 (e)		4,520	894

Total Brazil (Cost $5,114)			5,719

CAYMAN ISLANDS 1.1%

ASSET-BACKED SECURITIES 0.8%

Anchorage Capital CLO Ltd.
1.291% due 07/15/2030 •		$2,450	2,450

MidOcean Credit CLO
1.229% due 01/29/2030 •		2,450	2,435

			4,885

CORPORATE BONDS & NOTES 0.3%

Alpha Star Holding Ltd.
6.625% due 04/18/2023		300	305

Interoceanica Finance Ltd.
0.000% due 11/30/2025 (e)		150	141

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024 ^(c)		500	98
9.750% due 09/28/2023 ^(c)		1,000	187
10.500% due 01/15/2025		1,200	221
10.875% due 07/23/2023 ^(c)		300	59
11.700% due 11/11/2025 ^(c)		1,100	200

MGM China Holdings Ltd.
5.250% due 06/18/2025		200	184

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		100	102

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sunac China Holdings Ltd.
8.350% due 04/19/2023		$500	$149

			1,646

Total Cayman Islands (Cost $8,579)			6,531

CHILE 1.9%

SOVEREIGN ISSUES 1.9%

Bonos de la Tesoreria de la Republica en pesos
2.500% due 03/01/2025	CLP	4,490,000	5,054
4.700% due 09/01/2030		1,485,000	1,712
5.000% due 10/01/2028		1,060,000	1,251
5.000% due 03/01/2035		145,000	167
5.800% due 06/01/2024		2,590,000	3,229
6.000% due 01/01/2043		270,000	337

Total Chile (Cost $11,771)			11,750

COLOMBIA 5.7%

CORPORATE BONDS & NOTES 0.8%

Empresas Publicas de Medellin ESP
7.625% due 09/10/2024	COP	10,460,000	2,604
8.375% due 11/08/2027		10,308,000	2,383

			4,987

SOVEREIGN ISSUES 4.9%

Bogota Distrito Capital
9.750% due 07/26/2028		60,000	15

Colombian TES
5.750% due 11/03/2027		93,666,500	21,086
6.000% due 04/28/2028		2,396,300	539
6.250% due 11/26/2025		22,517,900	5,454
7.500% due 08/26/2026		9,065,200	2,254

Financiera de Desarrollo Territorial SA Findeter
7.875% due 08/12/2024		248,000	63

Republic of Colombia
0.010% due 11/03/2027		2,089,000	469
1.000% due 07/09/2036		510,000	99

			29,979

Total Colombia (Cost $41,012)			34,966

DENMARK 1.6%

CORPORATE BONDS & NOTES 1.6%

Jyske Realkredit AS
1.500% due 10/01/2053	DKK	5,726	760

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		1,237	161
1.500% due 10/01/2053		2,794	371

Nykredit Realkredit AS
1.000% due 10/01/2050		11,704	1,521
1.000% due 10/01/2053		390	49
1.500% due 10/01/2053		38,636	5,165

Realkredit Danmark AS
1.000% due 10/01/2050		5,277	687
1.500% due 10/01/2053		7,601	1,018

Total Denmark (Cost $11,047)			9,732

INDIA 0.6%

CORPORATE BONDS & NOTES 0.6%

Periama Holdings LLC
5.950% due 04/19/2026		$1,200	1,225

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		500	501
5.950% due 10/24/2022		1,700	1,706

Total India (Cost $3,506)			3,432

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 0.4%

ASSET-BACKED SECURITIES 0.3%

OAK Hill European Credit Partners DAC
0.740% due 10/20/2031 •	EUR	1,450	$1,590

CORPORATE BONDS & NOTES 0.1%

Alfa Bank AO Via Alfa Bond Issuance PLC
9.350% due 08/06/2022	RUB	653,000	402

Total Ireland (Cost $10,768)			1,992

ISRAEL 4.0%

CORPORATE BONDS & NOTES 0.2%

Leviathan Bond Ltd.
6.125% due 06/30/2025		$1,400	1,429

SOVEREIGN ISSUES 3.8%

Israel Government International Bond
0.750% due 07/31/2022	ILS	25,200	7,913
1.250% due 11/30/2022		47,300	14,913

			22,826

Total Israel (Cost $23,945)			24,255

IVORY COAST 0.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Republic of Cote d’lvoire
5.000% (EUR003M + 5.000%) due 03/19/2027 «~	EUR	1,900	2,105

Total Ivory Coast (Cost $2,246)			2,105

JERSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%

Corsair International Ltd.
4.850% due 01/28/2027 «•	EUR	1,900	1,993
5.200% due 01/28/2029 «•		700	733

Total Jersey, Channel Islands (Cost $2,905)			2,726

KAZAKHSTAN 0.9%

CORPORATE BONDS & NOTES 0.9%

Development Bank of Kazakhstan JSC
8.950% due 05/04/2023	KZT	3,125,750	5,365

Total Kazakhstan (Cost $9,535)			5,365

LUXEMBOURG 0.1%

CORPORATE BONDS & NOTES 0.1%

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)		$1,602	606

Sberbank of Russia Via SB Capital SA
5.250% due 05/23/2023 (i)		1,400	140

Total Luxembourg (Cost $2,432)			746

MAURITIUS 0.5%

CORPORATE BONDS & NOTES 0.5%

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		$2,850	2,900

Total Mauritius (Cost $2,870)			2,900

MEXICO 0.1%

CORPORATE BONDS & NOTES 0.0%

Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2049 «		$1,700	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	67

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%

Mexico Government International Bond
7.500% due 06/03/2027	MXN	4,500	$219
8.500% due 05/31/2029		3,900	198

			417

Total Mexico (Cost $1,882)			417

MONGOLIA 0.1%

SOVEREIGN ISSUES 0.1%

Mongolia Government International Bond
5.625% due 05/01/2023		$833	840

Total Mongolia (Cost $840)			840

NETHERLANDS 0.7%

CORPORATE BONDS & NOTES 0.6%

Prosus NV
3.680% due 01/21/2030		$1,600	1,404

Republic of Angola Via Avenir BV
4.771% (US0006M + 4.500%) due 12/07/2023 ~		720	714
7.845% (US0006M + 7.500%) due 07/01/2023 ~		1,238	1,279

			3,397

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Sigma Bidco BV
3.750% (WIBOR03M + 3.500%) due 07/02/2025 ~	PLN	1,600	330

Total Netherlands (Cost $3,936)			3,727

NIGERIA 0.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Bank of Industry Ltd.
6.803% (LIBOR03M + 6.000%) due 12/14/2023 ~		$2,411	2,431

SOVEREIGN ISSUES 0.2%

Nigeria Government International Bond
5.625% due 06/27/2022		1,200	1,201

Total Nigeria (Cost $3,602)			3,632

PERU 1.7%

CORPORATE BONDS & NOTES 0.6%

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	14,180	3,713

SOVEREIGN ISSUES 1.1%

Fondo MIVIVIENDA SA
7.000% due 02/14/2024		9,600	2,644

Peru Government International Bond
5.940% due 02/12/2029		800	211
6.350% due 08/12/2028		13,500	3,664
8.200% due 08/12/2026		700	206

			6,725

Total Peru (Cost $11,227)			10,438

POLAND 0.3%

SOVEREIGN ISSUES 0.3%

Poland Government International Bond
2.750% due 10/25/2029	PLN	3,900	792

Republic of Poland Government International Bond
0.250% due 10/25/2026		6,300	1,187

Total Poland (Cost $1,949)			1,979

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RUSSIA 0.0%

SOVEREIGN ISSUES 0.0%

Russia Government International Bond
1.125% due 11/20/2027	EUR	300	$58
5.100% due 03/28/2035		$200	35
7.650% due 04/10/2030 ^(c)	RUB	60,400	37

Total Russia (Cost $1,316)			130

SINGAPORE 0.4%

CORPORATE BONDS & NOTES 0.4%

BOC Aviation Ltd.
2.750% due 09/18/2022		$1,400	1,401

TML Holdings Pte Ltd.
5.500% due 06/03/2024		1,200	1,211

Total Singapore (Cost $2,634)			2,612

SOUTH AFRICA 5.7%

CORPORATE BONDS & NOTES 1.3%

Development Bank of Southern Africa
8.600% due 10/21/2024 «	ZAR	56,800	3,872

Eskom Holdings SOC Ltd.
6.750% due 08/06/2023		$1,200	1,185
7.850% due 04/02/2026	ZAR	37,000	2,429

Transnet SOC Ltd.
4.000% due 07/26/2022		$700	691

			8,177

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Sasol Ltd.
0.560% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		2,261	2,216

SOVEREIGN ISSUES 4.0%

South Africa Government International Bond
6.500% due 02/28/2041	ZAR	20,200	926
10.500% due 12/21/2026		313,400	23,407

			24,333

Total South Africa (Cost $34,288)			34,726

SPAIN 0.0%

CORPORATE BONDS & NOTES 0.0%

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(h)(i)	EUR	200	229

Total Spain (Cost $235)			229

TURKEY 0.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

SOCAR Turkey Enerji AS
3.450% (EUR003M + 3.450%) due 08/11/2026 ~	EUR	2,500	2,641

Total Turkey (Cost $2,932)			2,641

UGANDA 0.1%

SOVEREIGN ISSUES 0.1%

Republic of Uganda Government Bonds
16.250% due 11/08/2035	UGX	2,595,700	800

Total Uganda (Cost $791)			800

UKRAINE 0.7%

SOVEREIGN ISSUES 0.7%

Ukraine Government International Bond
7.750% due 09/01/2022		$6,500	4,030

Total Ukraine (Cost $6,517)			4,030

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 0.1%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (e)	GBP	0	$425

Total United Kingdom (Cost $1,581)			425

UNITED STATES 5.1%

ASSET-BACKED SECURITIES 2.9%

Bear Stearns Asset-Backed Securities Trust
2.670% due 07/25/2036 ~		$43	42

Citigroup Mortgage Loan Trust
0.517% due 07/25/2045 •		83	65

Countrywide Asset-Backed Certificates
0.647% due 11/25/2037 •		1,400	1,345

Countrywide Asset-Backed Certificates Trust
0.607% due 03/25/2047 ^•		160	157

Credit-Based Asset Servicing & Securitization LLC
0.577% due 07/25/2037 •		26	19

Fremont Home Loan Trust
0.607% due 10/25/2036 •		3,063	1,603

GE-WMC Mortgage Securities Trust
0.537% due 08/25/2036 •		24	13

GSAMP Trust
0.527% due 12/25/2036 •		88	52

HSI Asset Loan Obligation Trust
0.517% due 12/25/2036 •		35	13

Humboldt Americas LLC
0.000% due 07/31/2022 «•	COP	34,000,000	7,986

JP Morgan Mortgage Acquisition Corp.
0.967% due 02/25/2036 ^•		$496	491

MASTR Asset-Backed Securities Trust
0.507% due 01/25/2037 •		178	64

Morgan Stanley ABS Capital, Inc. Trust
1.222% due 01/25/2035 •		185	180

Morgan Stanley Mortgage Loan Trust
6.488% due 11/25/2036 ^þ		1,101	366

RAAC Trust
1.157% due 02/25/2046 •		3,679	3,624

Residential Asset Securities Corp. Trust
1.417% due 08/25/2035 •		318	315

Securitized Asset-Backed Receivables LLC Trust
0.577% due 12/25/2036 ^•		254	76

WaMu Asset-Backed Certificates WaMu Trust
0.697% due 05/25/2037 •		1,600	1,485

			17,896

CORPORATE BONDS & NOTES 0.5%

Aviation Capital Group LLC
3.875% due 05/01/2023		200	201

DAE Funding LLC
1.625% due 02/15/2024		1,600	1,533

Ford Motor Credit Co. LLC
1.383% (US0003M + 1.080%) due 08/03/2022 ~		400	399

General Motors Financial Co., Inc.
1.199% (US0003M + 0.990%) due 01/05/2023 ~		100	100

Nissan Motor Acceptance Co. LLC
2.650% due 07/13/2022		100	100

Rio Oil Finance Trust
9.250% due 07/06/2024		481	504

			2,837

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.7%

Banc of America Mortgage Trust
2.452% due 07/25/2034 ~		45	45

CitiMortgage Alternative Loan Trust
1.107% due 10/25/2036 ~		905	754

68	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Constellation Oil Services Holding SA
1.000% due 12/31/2024 «	$300	$300

Countrywide Alternative Loan Trust
0.807% due 05/25/2036 ^•	1,302	613
1.017% due 12/25/2035 •	42	42
2.581% due 10/25/2035 ^~	7	6

Countrywide Home Loan Mortgage Pass-Through Trust
0.997% due 04/25/2046 ~	377	130
3.117% due 02/20/2036 ^~	36	30

Credit Suisse Mortgage Capital Trust
2.942% due 12/26/2059 ~	796	790

GSMPS Mortgage Loan Trust
0.807% due 01/25/2036 •	183	155

HarborView Mortgage Loan Trust
2.141% due 10/19/2035 •	272	183

IndyMac INDX Mortgage Loan Trust
1.097% due 07/25/2045 •	204	177

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	2,780	2,777

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	308	307

Mortgage Equity Conversion Asset Trust
2.020% due 05/25/2042 •	977	950

New York Mortgage Trust
0.997% due 04/25/2035 •	2,058	2,076

Structured Asset Mortgage Investments Trust
0.849% due 04/19/2035 •	549	527

Structured Asset Securities Corp. Mortgage Loan Trust
6.000% due 10/25/2036	152	153

WaMu Mortgage Pass-Through Certificates Trust
0.827% due 05/25/2034 ~	199	196
2.852% due 03/25/2037 ~	64	62

		10,273

U.S. GOVERNMENT AGENCIES 0.0%

Fannie Mae
1.303% due 06/01/2043 •	56	57
1.304% due 07/01/2044 •	16	17

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.522% due 11/01/2035 •		$13	$13
1.913% due 09/01/2035 •		45	45
2.162% due 11/01/2035 •		14	14

Freddie Mac
0.737% due 09/25/2031 •		54	54
1.981% due 08/01/2035 •		1	1

			201

Total United States (Cost $34,658)			31,207

ZAMBIA 0.4%

SOVEREIGN ISSUES 0.4%

Zambia Government International Bond
12.000% due 03/22/2028	ZMW	7,800	262
13.000% due 01/25/2031		60,400	1,894

Total Zambia (Cost $1,683)			2,156

SHORT-TERM INSTRUMENTS 39.2%

COMMERCIAL PAPER 0.6%

Crown Castle International Corp.
1.450% due 05/05/2022		$2,100	2,098

Dominion Resources, Inc.
0.870% due 04/26/2022		400	400

Duke Energy Corp.
0.800% due 05/04/2022		500	499

International Flavors & Fragrances, Inc.
1.620% due 06/03/2022 (a)		400	399

			3,396

REPURCHASE AGREEMENTS (j) 14.4%
			88,000

U.S. TREASURY BILLS 19.3%
0.418% due 04/12/2022 - 06/30/2022 (d)(e)(l)(n)		$117,500	117,408

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 4.9%
0.713% due 06/21/2022 - 07/26/2022 (d)(e)(n)		$30,009	$29,938

ZAMBIA TREASURY BILLS 0.0%
25.000% due 08/29/2022 (e)(f)	ZMW	700	36

Total Short-Term Instruments (Cost $238,774)			238,778

Total Investments in Securities (Cost $494,938)			457,120

		SHARES
INVESTMENTS IN AFFILIATES 24.3%

SHORT-TERM INSTRUMENTS 24.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 24.3%

PIMCO Short Asset Portfolio		2,177,601	21,467

PIMCO Short-Term Floating NAV Portfolio III		13,041,690	126,635

Total Short-Term Instruments (Cost $150,362)			148,102

Total Investments in Affiliates (Cost $150,362)			148,102

Total Investments 99.4% (Cost $645,300)			$605,222

Financial Derivative Instruments (k)(m) 1.5% (Cost or Premiums, net $3,112)			9,292

Other Assets and Liabilities, net (0.9)%			(5,493)

Net Assets 100.0%			$609,021

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	69

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$2,300	U.S. Treasury Bills 0.000% due 08/04/2022	$(2,346)	$2,300	$2,300
	0.240	03/31/2022	04/01/2022	28,000	U.S. Treasury Bonds 2.250% due 08/15/2049	(28,560)	28,000	28,000
JPS	0.280	03/31/2022	04/01/2022	57,700	U.S. Treasury Notes 1.625% due 05/15/2026	(58,766)	57,700	57,701

Total Repurchase Agreements						$(89,672)	$88,000	$88,001

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$30,300	$0	$0	$30,300	$(30,906)	$(606)
JPS	57,701	0	0	57,701	(58,766)	(1,065)

Total Borrowings and Other Financing Transactions	$88,001	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(301) at a weighted average interest rate of (1.463%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	06/20/2026	1.341%	$	100	$(2)	$1	$(1)	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.363		100	1	0	1	0	0

							$(1)	$1	$0	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-37 5-Year Index	1.000%	Quarterly	12/20/2026	$	43,700	$534	$228	$762	$0	$(5)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		44,200	631	92	723	0	(3)
iTraxx Asia Ex-Japan 37 5-Year Index	1.000	Quarterly	06/20/2027		400	(2)	2	0	0	0

						$1,163	$322	$1,485	$0	$(8)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.950%	Annual	02/24/2024	$	118,900	$39	$997	$1,036	$0	$(25)
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		50,300	1,446	1,636	3,082	2	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		12,400	(149)	(885)	(1,034)	41	0

70	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	5.150%	Maturity	01/02/2023	BRL	235,300	$(1,636)	$3,290	$1,654	$0	$(13)
Pay	1-Year BRL-CDI	5.250	Maturity	01/02/2023		109,900	(2)	(734)	(736)	6	0
Pay	1-Year BRL-CDI	5.440	Maturity	01/02/2023		65,200	(115)	(203)	(318)	4	0
Pay	1-Year BRL-CDI	5.863	Maturity	01/02/2023		156,000	22	(1,550)	(1,528)	9	0
Pay	1-Year BRL-CDI	6.675	Maturity	01/02/2023		36,400	300	(205)	95	2	0
Receive	1-Year BRL-CDI	7.195	Maturity	01/02/2023		62,300	0	483	483	0	(3)
Receive	1-Year BRL-CDI	7.260	Maturity	01/02/2023		79,500	0	599	599	0	(4)
Receive	1-Year BRL-CDI	4.720	Maturity	01/02/2024		8,500	77	105	182	0	(2)
Pay	1-Year BRL-CDI	7.310	Maturity	01/02/2024		20,500	0	(277)	(277)	4	0
Pay	1-Year BRL-CDI	7.775	Maturity	01/02/2024		27,100	0	(320)	(320)	5	0
Pay	1-Year BRL-CDI	9.880	Maturity	01/02/2024		13,700	12	(79)	(67)	3	0
Pay	1-Year BRL-CDI	10.665	Maturity	01/02/2024		1,400	0	(5)	(5)	0	0
Pay	1-Year BRL-CDI	10.755	Maturity	01/02/2024		5,600	0	(19)	(19)	1	0
Pay	1-Year BRL-CDI	10.833	Maturity	01/02/2024		900	0	(3)	(3)	0	0
Pay	1-Year BRL-CDI	10.995	Maturity	01/02/2024		1,700	0	(4)	(4)	0	0
Pay	1-Year BRL-CDI	11.065	Maturity	01/02/2024		5,300	0	(12)	(12)	1	0
Pay	1-Year BRL-CDI	11.148	Maturity	01/02/2024		1,300	0	(2)	(2)	0	0
Receive	1-Year BRL-CDI	11.505	Maturity	01/02/2024		9,700	0	11	11	0	(2)
Receive	1-Year BRL-CDI	11.530	Maturity	01/02/2024		31,900	0	33	33	0	(6)
Receive	1-Year BRL-CDI	11.535	Maturity	01/02/2024		10,600	0	11	11	0	(2)
Receive	1-Year BRL-CDI	11.540	Maturity	01/02/2024		9,600	0	10	10	0	(2)
Receive	1-Year BRL-CDI	11.543	Maturity	01/02/2024		9,700	0	10	10	0	(2)
Pay	1-Year BRL-CDI	12.290	Maturity	01/02/2024		8,200	0	20	20	1	0
Pay	1-Year BRL-CDI	11.315	Maturity	01/02/2025		12,000	0	0	0	4	0
Pay	1-Year BRL-CDI	6.140	Maturity	01/04/2027		75,900	(281)	(1,701)	(1,982)	52	0
Receive	1-Year BRL-CDI	6.250	Maturity	01/04/2027		24,100	0	598	598	0	(16)
Receive	1-Year BRL-CDI	6.450	Maturity	01/04/2027		46,100	0	1,063	1,063	0	(31)
Receive	1-Year BRL-CDI	6.520	Maturity	01/04/2027		28,200	(123)	723	600	0	(19)
Receive	1-Year BRL-CDI	6.535	Maturity	01/04/2027		36,300	0	806	806	0	(24)
Receive	1-Year BRL-CDI	6.950	Maturity	01/04/2027		30,700	(275)	783	508	0	(20)
Pay	1-Year BRL-CDI	7.300	Maturity	01/04/2027		58,900	0	(1,104)	(1,104)	38	0
Receive	1-Year BRL-CDI	8.325	Maturity	01/04/2027		8,500	0	133	133	0	(5)
Pay	1-Year BRL-CDI	8.355	Maturity	01/04/2027		8,200	0	(128)	(128)	5	0
Pay	1-Year BRL-CDI	8.450	Maturity	01/04/2027		19,200	5	(292)	(287)	12	0
Receive	1-Year BRL-CDI	8.640	Maturity	01/04/2027		15,900	(214)	210	(4)	0	(9)
Pay	1-Year BRL-CDI	8.910	Maturity	01/04/2027		8,600	114	(87)	27	5	0
Receive	1-Year BRL-CDI	9.600	Maturity	01/04/2027		2,700	0	(34)	(34)	0	(1)
Pay	1-Year BRL-CDI	10.120	Maturity	01/04/2027		300	0	(2)	(2)	0	0
Pay	1-Year BRL-CDI	10.206	Maturity	01/04/2027		2,300	0	(12)	(12)	1	0
Pay	1-Year BRL-CDI	10.995	Maturity	01/04/2027		5,200	0	(2)	(2)	3	0
Pay	1-Year BRL-CDI	11.020	Maturity	01/04/2027		4,100	0	(1)	(1)	2	0
Pay	1-Year BRL-CDI	11.045	Maturity	01/04/2027		5,000	0	(1)	(1)	3	0
Pay	1-Year BRL-CDI	11.048	Maturity	01/04/2027		7,800	0	(1)	(1)	4	0
Pay	1-Year BRL-CDI	11.050	Maturity	01/04/2027		5,500	0	(1)	(1)	3	0
Pay	1-Year BRL-CDI	11.055	Maturity	01/04/2027		5,100	0	(1)	(1)	3	0
Pay	1-Year BRL-CDI	11.065	Maturity	01/04/2027		5,200	0	0	0	3	0
Pay	1-Year BRL-CDI	11.130	Maturity	01/04/2027		4,700	0	1	1	3	0
Pay	1-Year BRL-CDI	11.140	Maturity	01/04/2027		5,700	0	1	1	3	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/04/2027		700	34	(15)	19	0	0
Pay	3-Month COP-IBR Compounded-OIS	2.380	Quarterly	05/04/2022	COP	100,000,000	0	(130)	(130)	2	0
Pay	3-Month COP-IBR Compounded-OIS	2.390	Quarterly	05/04/2022		297,200,000	23	(408)	(385)	7	0
Receive	3-Month COP-IBR Compounded-OIS	4.390	Quarterly	05/04/2022		54,957,300	0	(1)	(1)	0	(2)
Pay	3-Month COP-IBR Compounded-OIS	2.148	Quarterly	09/25/2022		208,891,600	(824)	(544)	(1,368)	22	0
Receive	3-Month COP-IBR Compounded-OIS	4.290	Quarterly	10/10/2022		16,725,500	0	64	64	0	(2)
Receive	3-Month COP-IBR Compounded-OIS	2.000	Quarterly	02/02/2023		161,894,300	12	2,192	2,204	0	(41)
Receive	3-Month COP-IBR Compounded-OIS	7.490	Maturity	02/15/2023		8,213,000	0	(6)	(6)	0	(13)
Pay	3-Month COP-IBR Compounded-OIS	2.450	Quarterly	02/25/2023		63,400,000	0	(845)	(845)	21	0
Receive	3-Month COP-IBR Compounded-OIS	3.145	Quarterly	05/11/2023		40,953,210	0	592	592	0	(28)
Receive	3-Month COP-IBR Compounded-OIS	7.560	Quarterly	02/14/2024		10,775,000	0	25	25	0	(15)
Receive	3-Month COP-IBR Compounded-OIS	2.630	Quarterly	07/24/2024		33,752,000	0	1,105	1,105	0	(34)
Receive	3-Month COP-IBR Compounded-OIS	2.650	Quarterly	07/24/2024		43,761,000	0	1,428	1,428	0	(44)
Pay	3-Month COP-IBR Compounded-OIS	2.740	Quarterly	07/24/2024		79,227,300	0	(2,541)	(2,541)	80	0
Receive	3-Month COP-IBR Compounded-OIS	3.900	Quarterly	07/24/2024		53,858,600	281	1,063	1,344	0	(56)
Pay	3-Month COP-IBR Compounded-OIS	4.495	Quarterly	10/10/2024		10,487,900	0	(239)	(239)	12	0
Receive	3-Month COP-IBR Compounded-OIS	6.885	Quarterly	01/31/2025		4,577,000	0	36	36	0	(7)
Receive	3-Month COP-IBR Compounded-OIS	7.500	Quarterly	02/15/2025		2,957,000	0	11	11	0	(5)
Receive	3-Month COP-IBR Compounded-OIS	7.855	Quarterly	02/22/2025		3,899,700	0	6	6	0	(7)
Receive	3-Month COP-IBR Compounded-OIS	2.995	Quarterly	11/24/2025		25,719,000	0	1,127	1,127	0	(51)
Pay	3-Month COP-IBR Compounded-OIS	3.080	Quarterly	01/13/2026		34,964,000	0	(1,556)	(1,556)	71	0
Receive	3-Month COP-IBR Compounded-OIS	3.125	Quarterly	01/15/2026		8,185,000	0	361	361	0	(17)
Pay	3-Month COP-IBR Compounded-OIS	4.655	Quarterly	05/11/2026		18,314,458	0	(588)	(588)	39	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	71

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month COP-IBR Compounded-OIS	6.710%	Quarterly	01/11/2027	COP	21,419,000	$0	$266	$266	$0	$(51)
Receive	3-Month COP-IBR Compounded-OIS	7.130	Quarterly	01/31/2027		1,649,000	0	14	14	0	(4)
Receive	3-Month COP-IBR Compounded-OIS	7.140	Quarterly	02/01/2027		2,948,400	0	24	24	0	(7)
Receive	3-Month COP-IBR Compounded-OIS	7.080	Quarterly	02/02/2027		1,563,700	0	14	14	0	(4)
Pay	3-Month COP-IBR Compounded-OIS	7.585	Quarterly	02/14/2027		4,772,000	0	(17)	(17)	12	0
Pay	3-Month COP-IBR Compounded-OIS	8.200	Quarterly	03/11/2027		6,915,000	0	18	18	18	0
Pay	3-Month COP-IBR Compounded-OIS	8.240	Quarterly	03/15/2027		2,148,800	0	6	6	5	0
Pay	3-Month COP-IBR Compounded-OIS	8.560	Quarterly	03/30/2027		1,406,700	0	8	8	4	0
Pay	3-Month COP-IBR Compounded-OIS	8.686	Quarterly	03/30/2027		8,373,200	0	62	62	22	0
Pay	3-Month COP-IBR Compounded-OIS	8.320	Quarterly	03/31/2027		3,632,000	0	12	12	9	0
Receive	3-Month COP-IBR Compounded-OIS	5.175	Quarterly	05/28/2027		33,105,900	65	987	1,052	0	(80)
Receive	3-Month COP-IBR Compounded-OIS	3.680	Quarterly	11/03/2027		9,474,700	220	272	492	0	(24)
Receive	3-Month COP-IBR Compounded-OIS	4.410	Quarterly	11/03/2027		57,178,000	(33)	2,476	2,443	0	(148)
Receive	3-Month COP-IBR Compounded-OIS	4.040	Quarterly	01/13/2031		1,806,700	0	115	115	0	(7)
Pay	3-Month COP-IBR Compounded-OIS	6.620	Quarterly	11/08/2031		2,786,200	0	(55)	(55)	12	0
Pay	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2026	KRW	28,687,700	21	(1,058)	(1,037)	0	(24)
Receive	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2031		14,649,900	59	922	981	48	0
Receive	3-Month ZAR-JIBAR	6.670	Quarterly	12/13/2022	ZAR	112,300	0	(99)	(99)	0	(3)
Receive	3-Month ZAR-JIBAR	6.665	Quarterly	01/09/2023		390,300	0	(488)	(488)	0	(12)
Pay	3-Month ZAR-JIBAR	6.410	Quarterly	02/11/2023		517,100	0	475	475	19	0
Receive	3-Month ZAR-JIBAR	6.855	Quarterly	02/11/2026		154,200	0	(112)	(112)	0	(54)
Pay	3-Month ZAR-JIBAR	5.680	Quarterly	06/08/2026		41,800	7	(115)	(108)	15	0
Pay	3-Month ZAR-JIBAR	5.601	Quarterly	06/09/2026		16,400	0	(46)	(46)	6	0
Receive	3-Month ZAR-JIBAR	6.067	Quarterly	12/21/2026		137,400	120	190	310	0	(50)
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		22,100	0	34	34	8	0
Receive	6-Month CLP-CHILIBOR	0.700	Semi-Annual	11/24/2022	CLP	1,063,400	0	75	75	0	(5)
Pay	6-Month CLP-CHILIBOR	6.500	Maturity	01/27/2023		7,513,000	0	(77)	(77)	2	0
Pay	6-Month CLP-CHILIBOR	6.510	Maturity	01/27/2023		7,679,000	0	(78)	(78)	2	0
Pay	6-Month CLP-CHILIBOR	6.530	Maturity	01/28/2023		3,194,000	0	(33)	(33)	1	0
Pay	6-Month CLP-CHILIBOR	6.540	Maturity	01/28/2023		3,052,000	0	(31)	(31)	1	0
Pay	6-Month CLP-CHILIBOR	6.560	Maturity	01/28/2023		4,288,000	0	(42)	(42)	1	0
Pay	6-Month CLP-CHILIBOR	6.870	Maturity	02/07/2023		3,382,000	0	(22)	(22)	1	0
Pay	6-Month CLP-CHILIBOR	6.900	Maturity	02/07/2023		3,171,000	0	(19)	(19)	1	0
Pay	6-Month CLP-CHILIBOR	6.905	Maturity	02/07/2023		1,057,000	0	(6)	(6)	0	0
Pay	6-Month CLP-CHILIBOR	6.920	Maturity	02/07/2023		3,382,000	0	(19)	(19)	1	0
Pay	6-Month CLP-CHILIBOR	6.920	Maturity	02/08/2023		5,903,000	0	(35)	(35)	1	0
Receive	6-Month CLP-CHILIBOR	8.540	Maturity	03/21/2023		3,678,500	0	(34)	(34)	0	(1)
Receive	6-Month CLP-CHILIBOR	8.560	Maturity	03/21/2023		3,678,500	0	(35)	(35)	0	(1)
Receive	6-Month CLP-CHILIBOR	8.695	Maturity	03/23/2023		1,654,000	0	(18)	(18)	0	0
Receive	6-Month CLP-CHILIBOR	8.900	Maturity	03/24/2023		1,953,000	0	(26)	(26)	0	0
Pay(5)	6-Month CLP-CHILIBOR	7.900	Maturity	04/04/2023		2,168,000	0	(6)	(6)	0	(6)
Pay(5)	6-Month CLP-CHILIBOR	7.908	Maturity	04/04/2023		3,233,000	0	(9)	(9)	0	(9)
Receive	6-Month CLP-CHILIBOR	2.020	Semi-Annual	08/30/2023		925,200	0	88	88	0	(4)
Receive	6-Month CLP-CHILIBOR	5.110	Semi-Annual	12/14/2023		2,459,900	0	96	96	0	(20)
Receive	6-Month CLP-CHILIBOR	5.170	Semi-Annual	12/14/2023		1,024,900	0	39	39	0	(8)
Pay	6-Month CLP-CHILIBOR	5.785	Semi-Annual	01/06/2024		6,672,800	0	(161)	(161)	57	0
Receive	6-Month CLP-CHILIBOR	2.585	Semi-Annual	12/04/2024		4,445,000	0	594	594	0	(41)
Receive	6-Month CLP-CHILIBOR	2.590	Semi-Annual	12/04/2024		4,510,000	0	602	602	0	(42)
Receive	6-Month CLP-CHILIBOR	2.635	Semi-Annual	12/04/2024		3,563,000	0	470	470	0	(33)
Receive	6-Month CLP-CHILIBOR	2.650	Semi-Annual	12/04/2024		3,650,000	0	480	480	0	(34)
Pay	6-Month CLP-CHILIBOR	2.780	Semi-Annual	12/09/2024		3,688,000	0	(469)	(469)	34	0
Pay	6-Month CLP-CHILIBOR	2.510	Semi-Annual	01/14/2025		10,456,600	0	(1,451)	(1,451)	91	0
Receive	6-Month CLP-CHILIBOR	5.590	Semi-Annual	01/27/2025		819,000	0	26	26	0	(7)
Receive	6-Month CLP-CHILIBOR	5.595	Semi-Annual	01/27/2025		1,838,500	0	59	59	0	(15)
Receive	6-Month CLP-CHILIBOR	5.600	Semi-Annual	01/27/2025		1,856,000	0	59	59	0	(15)
Receive	6-Month CLP-CHILIBOR	5.610	Semi-Annual	01/27/2025		1,868,000	0	58	58	0	(15)
Receive	6-Month CLP-CHILIBOR	5.620	Semi-Annual	01/27/2025		1,114,000	0	35	35	0	(9)
Pay	6-Month CLP-CHILIBOR	5.720	Semi-Annual	01/28/2025		737,000	(38)	18	(20)	6	0
Receive	6-Month CLP-CHILIBOR	5.754	Semi-Annual	01/28/2025		1,758,000	0	46	46	0	(14)
Receive	6-Month CLP-CHILIBOR	5.760	Semi-Annual	01/28/2025		1,050,000	0	27	27	0	(9)
Receive	6-Month CLP-CHILIBOR	5.915	Semi-Annual	02/01/2025		1,911,700	0	40	40	0	(15)
Pay	6-Month CLP-CHILIBOR	2.393	Semi-Annual	02/05/2025		6,415,000	0	(924)	(924)	48	0
Receive	6-Month CLP-CHILIBOR	5.725	Semi-Annual	02/07/2025		2,352,000	0	65	65	0	(18)
Receive	6-Month CLP-CHILIBOR	5.750	Semi-Annual	02/07/2025		753,000	0	20	20	0	(6)
Receive	6-Month CLP-CHILIBOR	5.760	Semi-Annual	02/07/2025		2,378,000	0	63	63	0	(19)
Receive	6-Month CLP-CHILIBOR	5.795	Semi-Annual	02/07/2025		2,338,000	0	59	59	0	(18)
Receive	6-Month CLP-CHILIBOR	5.770	Semi-Annual	02/08/2025		4,047,000	0	106	106	0	(31)
Receive	6-Month CLP-CHILIBOR	6.335	Semi-Annual	02/10/2025		1,010,000	0	7	7	0	(8)
Receive	6-Month CLP-CHILIBOR	6.350	Semi-Annual	02/10/2025		1,510,000	0	9	9	0	(12)
Receive	6-Month CLP-CHILIBOR	6.315	Semi-Annual	02/11/2025		1,897,000	0	14	14	0	(15)
Receive	6-Month CLP-CHILIBOR	6.350	Semi-Annual	02/11/2025		3,680,000	0	22	22	0	(28)

72	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month CLP-CHILIBOR	2.420%	Semi-Annual	02/24/2025	CLP	278,000	$0	$(40)	$(40)	$2	$0
Receive	6-Month CLP-CHILIBOR	4.695	Semi-Annual	03/01/2025		3,935,000	0	255	255	0	(26)
Receive	6-Month CLP-CHILIBOR	5.130	Semi-Annual	03/01/2025		1,590,000	0	79	79	0	(11)
Pay	6-Month CLP-CHILIBOR	5.940	Semi-Annual	03/01/2025		850,000	0	(18)	(18)	6	0
Receive	6-Month CLP-CHILIBOR	1.935	Semi-Annual	03/10/2025		8,297,500	0	1,337	1,337	0	(50)
Receive	6-Month CLP-CHILIBOR	1.940	Semi-Annual	03/10/2025		4,148,700	0	668	668	0	(25)
Pay	6-Month CLP-CHILIBOR	7.280	Semi-Annual	03/21/2025		4,818,000	0	115	115	26	0
Pay	6-Month CLP-CHILIBOR	7.325	Semi-Annual	03/23/2025		1,147,000	0	29	29	6	0
Pay	6-Month CLP-CHILIBOR	7.495	Semi-Annual	03/24/2025		1,404,000	0	44	44	7	0
Receive(5)	6-Month CLP-CHILIBOR	6.625	Semi-Annual	04/04/2025		1,552,000	0	1	1	1	0
Receive(5)	6-Month CLP-CHILIBOR	6.628	Semi-Annual	04/04/2025		2,276,000	0	1	1	1	0
Receive	6-Month CLP-CHILIBOR	1.640	Semi-Annual	01/12/2026		5,466,000	0	1,155	1,155	0	(49)
Pay	6-Month CLP-CHILIBOR	1.582	Semi-Annual	02/02/2026		779,000	0	(167)	(167)	6	0
Pay	6-Month CLP-CHILIBOR	2.545	Semi-Annual	02/05/2026		2,566,000	0	(439)	(439)	21	0
Receive	6-Month CLP-CHILIBOR	2.640	Semi-Annual	03/01/2026		9,271,000	0	1,553	1,553	0	(68)
Receive	6-Month CLP-CHILIBOR	5.260	Semi-Annual	03/01/2026		1,220,000	0	60	60	0	(9)
Pay	6-Month CLP-CHILIBOR	6.850	Semi-Annual	03/01/2026		1,650,000	0	35	35	11	0
Pay	6-Month CLP-CHILIBOR	2.270	Semi-Annual	03/15/2026		3,900,300	0	(721)	(721)	25	0
Pay	6-Month CLP-CHILIBOR	2.020	Semi-Annual	04/30/2026		11,700,000	0	(2,453)	(2,453)	90	0
Pay	6-Month CLP-CHILIBOR	1.950	Semi-Annual	05/05/2026		11,151,100	0	(2,378)	(2,378)	90	0
Receive	6-Month CLP-CHILIBOR	3.000	Semi-Annual	06/14/2026		7,364,000	0	1,191	1,191	0	(69)
Receive	6-Month CLP-CHILIBOR	3.530	Semi-Annual	08/06/2026		265,300	0	37	37	0	(2)
Pay	6-Month CLP-CHILIBOR	4.870	Semi-Annual	11/15/2026		991,000	0	(69)	(69)	8	0
Receive	6-Month CLP-CHILIBOR	5.045	Semi-Annual	12/14/2026		346,700	0	21	21	0	(3)
Pay	6-Month CLP-CHILIBOR	5.622	Semi-Annual	01/10/2027		4,317,500	0	(136)	(136)	36	0
Pay	6-Month CLP-CHILIBOR	5.910	Semi-Annual	01/21/2027		780,900	0	(13)	(13)	6	0
Pay	6-Month CLP-CHILIBOR	5.613	Semi-Annual	02/07/2027		740,000	0	(25)	(25)	5	0
Pay	6-Month CLP-CHILIBOR	5.630	Semi-Annual	02/07/2027		713,000	0	(24)	(24)	5	0
Pay	6-Month CLP-CHILIBOR	5.640	Semi-Annual	02/07/2027		238,000	0	(8)	(8)	2	0
Pay	6-Month CLP-CHILIBOR	5.687	Semi-Annual	02/07/2027		740,000	0	(22)	(22)	5	0
Pay	6-Month CLP-CHILIBOR	5.610	Semi-Annual	02/08/2027		1,282,000	0	(44)	(44)	9	0
Pay	6-Month CLP-CHILIBOR	6.030	Semi-Annual	02/10/2027		960,000	0	(11)	(11)	7	0
Pay	6-Month CLP-CHILIBOR	6.055	Semi-Annual	02/10/2027		652,000	0	(6)	(6)	5	0
Pay	6-Month CLP-CHILIBOR	5.975	Semi-Annual	02/11/2027		1,199,000	0	(17)	(17)	9	0
Pay	6-Month CLP-CHILIBOR	6.000	Semi-Annual	02/11/2027		2,339,000	0	(30)	(30)	17	0
Pay	6-Month CLP-CHILIBOR	6.130	Semi-Annual	02/16/2027		752,000	0	(4)	(4)	5	0
Pay	6-Month CLP-CHILIBOR	6.270	Semi-Annual	03/02/2027		136,600	0	0	0	1	0
Receive	6-Month CLP-CHILIBOR	6.120	Semi-Annual	03/08/2027		367,100	0	3	3	0	(2)
Receive	6-Month CLP-CHILIBOR	6.300	Semi-Annual	03/11/2027		979,500	0	(2)	(2)	0	(6)
Receive	6-Month CLP-CHILIBOR	6.350	Semi-Annual	03/15/2027		432,900	0	(2)	(2)	0	(2)
Receive	6-Month CLP-CHILIBOR	6.585	Semi-Annual	03/21/2027		694,500	0	(12)	(12)	0	(3)
Receive	6-Month CLP-CHILIBOR	6.590	Semi-Annual	03/21/2027		1,029,000	0	(18)	(18)	0	(5)
Receive	6-Month CLP-CHILIBOR	6.610	Semi-Annual	03/21/2027		694,500	0	(13)	(13)	0	(4)
Receive	6-Month CLP-CHILIBOR	6.635	Semi-Annual	03/23/2027		364,000	0	(7)	(7)	0	(2)
Receive	6-Month CLP-CHILIBOR	6.800	Semi-Annual	03/24/2027		443,600	0	(13)	(13)	0	(2)
Pay(5)	6-Month CLP-CHILIBOR	6.350	Semi-Annual	04/04/2027		491,000	0	1	1	1	0
Pay(5)	6-Month CLP-CHILIBOR	6.195	Semi-Annual	04/04/2028		595,000	0	(1)	(1)	0	(1)
Receive	6-Month CLP-CHILIBOR	3.520	Semi-Annual	06/14/2028		821,500	0	144	144	0	(6)
Receive	6-Month CLP-CHILIBOR	3.920	Semi-Annual	08/06/2028		447,600	0	67	67	0	(3)
Receive	6-Month CLP-CHILIBOR	5.180	Semi-Annual	10/01/2028		690,000	0	44	44	0	(4)
Receive	6-Month CLP-CHILIBOR	5.370	Semi-Annual	10/01/2028		442,900	0	22	22	0	(4)
Receive	6-Month CLP-CHILIBOR	5.400	Semi-Annual	10/01/2028		710,000	0	33	33	0	(6)
Receive	6-Month CLP-CHILIBOR	5.420	Semi-Annual	10/01/2028		1,565,000	0	71	71	0	(13)
Receive	6-Month CLP-CHILIBOR	5.570	Semi-Annual	10/01/2028		505,000	0	18	18	0	(4)
Pay	6-Month CLP-CHILIBOR	6.000	Semi-Annual	10/01/2028		345,200	0	(3)	(3)	1	0
Pay	6-Month CLP-CHILIBOR	6.010	Semi-Annual	02/16/2029		568,000	0	(3)	(3)	3	0
Pay	6-Month CLP-CHILIBOR	6.020	Semi-Annual	03/02/2029		62,300	0	0	0	0	0
Pay	6-Month CLP-CHILIBOR	6.420	Semi-Annual	03/24/2029		423,000	0	9	9	2	0
Receive	6-Month CLP-CHILIBOR	3.215	Semi-Annual	01/14/2030		5,726,900	0	1,303	1,303	0	(41)
Pay	6-Month CLP-CHILIBOR	3.120	Semi-Annual	02/05/2030		834,000	0	(197)	(197)	5	0
Pay	6-Month CLP-CHILIBOR	2.370	Semi-Annual	06/18/2030		8,000,000	0	(2,464)	(2,464)	64	0
Receive	6-Month CLP-CHILIBOR	5.240	Semi-Annual	09/01/2030		1,127,000	0	72	72	0	(7)
Receive	6-Month CLP-CHILIBOR	5.470	Semi-Annual	09/01/2030		910,000	0	40	40	0	(6)
Receive	6-Month CLP-CHILIBOR	2.480	Semi-Annual	11/24/2030		2,760,000	0	856	856	0	(22)
Pay	6-Month CLP-CHILIBOR	2.565	Semi-Annual	11/27/2030		690,000	0	(209)	(209)	6	0
Pay	6-Month CLP-CHILIBOR	2.585	Semi-Annual	11/27/2030		690,000	0	(207)	(207)	6	0
Pay	6-Month CLP-CHILIBOR	2.680	Semi-Annual	01/12/2031		6,275,000	2	(1,844)	(1,842)	52	0
Receive	6-Month CLP-CHILIBOR	3.245	Semi-Annual	03/15/2031		3,812,000	0	933	933	0	(21)
Receive	6-Month CLP-CHILIBOR	3.900	Semi-Annual	06/14/2031		3,776,000	0	718	718	0	(33)
Pay	6-Month CLP-CHILIBOR	5.100	Semi-Annual	11/15/2031		190,500	0	(15)	(15)	1	0
Pay	6-Month CLP-CHILIBOR	5.120	Semi-Annual	11/15/2031		190,500	0	(15)	(15)	1	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	73

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month CLP-CHILIBOR	5.890%	Semi-Annual	03/17/2032	CLP	242,500	$0	$3	$3	$0	$(1)
Receive	6-Month CLP-CHILIBOR	5.930	Semi-Annual	03/17/2032		242,500	0	2	2	0	(1)
Pay	6-Month CZK-PRIBOR	0.498	Annual	05/07/2022	CZK	347,700	(69)	(54)	(123)	0	(1)
Pay	6-Month CZK-PRIBOR	1.575	Annual	03/26/2026		15,700	(7)	(71)	(78)	1	0
Pay	6-Month CZK-PRIBOR	1.872	Annual	08/05/2026		23,700	(62)	(43)	(105)	0	0
Pay	6-Month CZK-PRIBOR	3.530	Annual	12/27/2026		20,800	(14)	(23)	(37)	0	(1)
Pay	6-Month CZK-PRIBOR	3.930	Annual	01/18/2027		158,700	0	(169)	(169)	0	(6)
Receive	6-Month CZK-PRIBOR	4.164	Annual	03/14/2027		127,800	0	69	69	0	(2)
Receive	6-Month CZK-PRIBOR	4.220	Annual	03/14/2027		127,800	0	55	55	0	(2)
Receive	6-Month CZK-PRIBOR	4.310	Annual	03/15/2027		23,500	0	6	6	0	0
Receive	6-Month CZK-PRIBOR	4.320	Annual	03/15/2027		8,800	0	2	2	0	0
Receive	6-Month CZK-PRIBOR	4.490	Annual	03/25/2027		26,050	0	(3)	(3)	0	(1)
Receive	6-Month CZK-PRIBOR	4.560	Annual	03/25/2027		26,050	0	(7)	(7)	0	(1)
Receive	6-Month CZK-PRIBOR	4.700	Annual	03/29/2027		24,200	0	(13)	(13)	0	(1)
Receive	6-Month CZK-PRIBOR	3.490	Annual	01/18/2032		84,700	1	138	139	10	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	7,200	677	110	787	0	(50)
Receive	6-Month PLN-WIBOR	2.950	Annual	12/13/2026	PLN	27,100	0	563	563	4	0
Pay	6-Month PLN-WIBOR	4.135	Annual	02/08/2027		5,800	0	(54)	(54)	0	0
Receive	6-Month PLN-WIBOR	4.075	Annual	03/07/2027		15,600	0	160	160	0	(2)
Receive	6-Month PLN-WIBOR	4.320	Annual	03/09/2027		2,750	0	22	22	0	0
Receive	6-Month PLN-WIBOR	4.350	Annual	03/09/2027		2,750	0	21	21	0	0
Receive	6-Month PLN-WIBOR	4.885	Annual	03/22/2027		5,900	0	15	15	0	(1)
Receive	6-Month PLN-WIBOR	5.175	Annual	03/24/2027		5,200	0	(2)	(2)	0	(1)
Receive	6-Month PLN-WIBOR	5.285	Annual	03/25/2027		6,000	0	(9)	(9)	0	(1)
Receive	6-Month PLN-WIBOR	5.290	Annual	03/25/2027		5,900	0	(9)	(9)	0	(1)
Receive	6-Month PLN-WIBOR	5.340	Annual	03/28/2027		2,900	0	(6)	(6)	0	(1)
Receive	6-Month PLN-WIBOR	0.980	Annual	06/09/2030		5,400	0	322	322	1	0
Pay	28-Day MXN-TIIE	4.530	Lunar	11/15/2022	MXN	255,500	24	(289)	(265)	3	0
Receive	28-Day MXN-TIIE	4.145	Lunar	02/13/2023		991,000	0	1,730	1,730	0	(16)
Pay	28-Day MXN-TIIE	4.290	Lunar	02/16/2023		333,800	0	(564)	(564)	5	0
Pay	28-Day MXN-TIIE	4.300	Lunar	02/16/2023		1,054,100	(591)	(1,184)	(1,775)	17	0
Pay	28-Day MXN-TIIE	4.680	Lunar	03/16/2023		381,000	2	(643)	(641)	7	0
Receive	28-Day MXN-TIIE	6.360	Lunar	03/22/2023		96,400	(111)	196	85	0	(2)
Receive	28-Day MXN-TIIE	5.282	Lunar	03/29/2023		288,100	0	418	418	0	(6)
Receive	28-Day MXN-TIIE	4.920	Lunar	04/10/2023		35,600	0	61	61	0	(1)
Receive	28-Day MXN-TIIE	4.965	Lunar	04/27/2023		515,000	0	905	905	0	(15)
Pay	28-Day MXN-TIIE	5.420	Lunar	05/18/2023		525,000	0	(847)	(847)	19	0
Receive	28-Day MXN-TIIE	5.285	Lunar	06/05/2023		520,000	0	932	932	0	(21)
Pay	28-Day MXN-TIIE	7.270	Lunar	11/23/2023		562,600	0	(533)	(533)	50	0
Pay	28-Day MXN-TIIE	7.110	Lunar	11/28/2023		160,100	0	(175)	(175)	14	0
Receive	28-Day MXN-TIIE	7.790	Lunar	02/09/2024		286,500	0	173	173	0	(31)
Pay	28-Day MXN-TIIE	4.340	Lunar	02/12/2024		671,000	0	(2,504)	(2,504)	67	0
Receive	28-Day MXN-TIIE	4.540	Lunar	02/21/2024		67,900	0	242	242	0	(7)
Receive	28-Day MXN-TIIE	5.520	Lunar	03/21/2024		424,000	0	1,183	1,183	0	(46)
Pay	28-Day MXN-TIIE	5.650	Lunar	03/22/2024		214,000	0	(571)	(571)	23	0
Pay	28-Day MXN-TIIE	5.605	Lunar	03/26/2024		3,600	0	(10)	(10)	0	0
Pay	28-Day MXN-TIIE	6.580	Lunar	01/01/2025		138,300	(1)	(336)	(337)	20	0
Receive	28-Day MXN-TIIE	4.840	Lunar	02/19/2025		57,200	0	274	274	0	(8)
Receive	28-Day MXN-TIIE	4.850	Lunar	02/19/2025		77,700	0	372	372	0	(11)
Receive	28-Day MXN-TIIE	5.893	Lunar	06/05/2025		372,000	0	1,366	1,366	0	(54)
Receive	28-Day MXN-TIIE	5.120	Lunar	09/29/2025		1,019,100	3,281	1,937	5,218	0	(149)
Pay	28-Day MXN-TIIE	4.880	Lunar	11/07/2025		389,400	0	(2,204)	(2,204)	57	0
Pay	28-Day MXN-TIIE	4.720	Lunar	02/06/2026		7,300	0	(45)	(45)	1	0
Receive	28-Day MXN-TIIE	4.943	Lunar	02/12/2026		69,100	0	402	402	0	(10)
Receive	28-Day MXN-TIIE	4.950	Lunar	02/12/2026		108,100	0	627	627	0	(16)
Pay	28-Day MXN-TIIE	5.800	Lunar	04/06/2026		28,700	0	(128)	(128)	4	0
Pay	28-Day MXN-TIIE	5.930	Lunar	04/23/2026		225,000	0	(963)	(963)	33	0
Receive	28-Day MXN-TIIE	6.280	Lunar	05/14/2026		230,000	0	849	849	0	(34)
Pay	28-Day MXN-TIIE	6.290	Lunar	05/14/2026		460,000	20	(1,709)	(1,689)	69	0
Pay	28-Day MXN-TIIE	6.270	Lunar	05/22/2026		227,000	0	(847)	(847)	34	0
Pay	28-Day MXN-TIIE	6.135	Lunar	06/01/2026		225,000	0	(897)	(897)	34	0
Receive	28-Day MXN-TIIE	6.670	Lunar	06/19/2026		21,100	0	64	64	0	(3)
Receive	28-Day MXN-TIIE	6.720	Lunar	06/19/2026		20,600	0	61	61	0	(3)
Receive	28-Day MXN-TIIE	6.845	Lunar	07/02/2026		14,600	0	40	40	0	(2)
Receive	28-Day MXN-TIIE	6.398	Lunar	07/16/2026		31,600	0	113	113	0	(5)
Receive	28-Day MXN-TIIE	6.415	Lunar	07/16/2026		12,800	0	46	46	0	(2)
Receive	28-Day MXN-TIIE	6.495	Lunar	07/17/2026		10,900	0	37	37	0	(2)
Receive	28-Day MXN-TIIE	6.505	Lunar	07/17/2026		8,000	0	27	27	0	(1)
Pay	28-Day MXN-TIIE	6.380	Lunar	08/19/2026		82,900	(2)	(301)	(303)	13	0
Pay	28-Day MXN-TIIE	7.165	Lunar	10/02/2026		9,700	0	(21)	(21)	2	0
Pay	28-Day MXN-TIIE	7.180	Lunar	10/02/2026		23,700	0	(52)	(52)	4	0

74	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	7.250%	Lunar	10/05/2026	MXN	4,610	$0	$(10)	$(10)	$1	$0
Pay	28-Day MXN-TIIE	7.285	Lunar	10/12/2026		700	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.450	Lunar	10/16/2026		19,000	(5)	(26)	(31)	3	0
Receive	28-Day MXN-TIIE	7.240	Lunar	12/16/2026		62,200	0	131	131	0	(10)
Receive	28-Day MXN-TIIE	7.250	Lunar	12/16/2026		75,100	0	157	157	0	(12)
Pay	28-Day MXN-TIIE	7.533	Lunar	01/07/2027		28,600	0	(43)	(43)	5	0
Receive	28-Day MXN-TIIE	7.510	Lunar	02/04/2027		133,200	0	210	210	0	(22)
Receive	28-Day MXN-TIIE	6.618	Lunar	01/18/2030		101,700	0	472	472	0	(21)
Receive	28-Day MXN-TIIE	5.575	Lunar	11/01/2030		222,500	0	1,843	1,843	0	(46)
Receive	28-Day MXN-TIIE	5.520	Lunar	01/01/2031		81,000	0	693	693	0	(17)
Pay	28-Day MXN-TIIE	5.510	Lunar	01/21/2031		82,600	0	(712)	(712)	17	0
Pay	28-Day MXN-TIIE	5.980	Lunar	02/12/2031		26,100	0	(186)	(186)	6	0
Pay	28-Day MXN-TIIE	5.990	Lunar	02/12/2031		61,900	0	(438)	(438)	13	0
Receive	28-Day MXN-TIIE	6.630	Lunar	03/31/2031		9,100	0	46	46	0	(2)
Receive	28-Day MXN-TIIE	6.950	Lunar	05/08/2031		270,000	(50)	1,133	1,083	0	(63)
Receive	28-Day MXN-TIIE	6.890	Lunar	05/16/2031		133,000	0	560	560	0	(31)
Pay	28-Day MXN-TIIE	6.678	Lunar	05/29/2031		627,600	(732)	(2,366)	(3,098)	144	0
Receive	28-Day MXN-TIIE	7.100	Lunar	06/13/2031		48,000	(36)	205	169	0	(11)
Receive	28-Day MXN-TIIE	7.070	Lunar	08/27/2031		56,900	0	210	210	0	(14)
Pay	28-Day MXN-TIIE	7.525	Lunar	09/26/2031		16,300	0	(35)	(35)	4	0
Pay	28-Day MXN-TIIE	7.650	Lunar	09/29/2031		3,530	0	(6)	(6)	1	0
Pay	28-Day MXN-TIIE	7.690	Lunar	10/16/2031		19,000	0	(30)	(30)	5	0
Pay	28-Day MXN-TIIE	7.418	Lunar	10/27/2031		27,300	0	(70)	(70)	7	0
Receive	28-Day MXN-TIIE	7.784	Lunar	11/13/2031		116,400	0	148	148	0	(29)
Receive	28-Day MXN-TIIE	7.800	Lunar	11/13/2031		31,500	0	38	38	0	(8)
Receive	28-Day MXN-TIIE	7.643	Lunar	11/18/2031		41,900	0	74	74	0	(10)
Pay	28-Day MXN-TIIE	7.875	Lunar	02/17/2032		17,200	0	(18)	(18)	4	0
Pay	28-Day MXN-TIIE	7.900	Lunar	02/19/2032		18,400	0	(17)	(17)	5	0
Pay	28-Day MXN-TIIE	7.950	Lunar	02/20/2032		34,100	0	(24)	(24)	9	0
Pay	28-Day MXN-TIIE	8.050	Lunar	02/24/2032		32,400	0	(11)	(11)	8	0

							$1,494	$8,031	$9,525	$2,180	$(2,758)

Total Swap Agreements							$2,656	$8,354	$11,010	$2,180	$(2,766)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,180	$2,180	$0	$0	$(2,766)	$(2,766)

(l)

Securities with an aggregate market value of $2,974 and cash of $4,227 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	75

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2022	CLP	1,107,451		$1,405	$0	$(2)
	04/2022	DKK	2,545		388	10	0
	04/2022	MXN	13,341		609	0	(60)
	04/2022		$1,368	CLP	1,107,451	40	0
	04/2022		3,470	HUF	1,209,147	162	0
	04/2022		1,753	MXN	35,074	6	0
	04/2022		1,052	ZAR	16,048	44	0
	05/2022		979	IDR	14,039,056	0	(2)
	05/2022		6,981	MXN	145,858	314	0
	05/2022		673	TWD	19,143	0	(3)
	06/2022	MYR	12,148		$2,898	22	0
	06/2022		$195	PLN	848	5	0
	06/2022		5,140	RON	23,544	80	0
	06/2022		1,222	SGD	1,655	0	(1)
	06/2022		1,688	TRY	26,776	42	0
	06/2022		2,529	ZAR	38,908	110	0
	07/2022	DKK	1,995		$299	1	0
	07/2022	PEN	13,571		3,378	0	(275)
	07/2022		$46,759	PEN	188,981	4,081	0
	08/2022	MXN	76,779		$3,521	0	(251)
	11/2022	PEN	14,449		3,494	0	(351)
	11/2022	ZAR	3,015		190	0	(11)
	01/2023	CNH	54,600		8,461	0	(40)
	02/2023		$8,453	CNH	54,600	44	0

BPS	04/2022	BRL	102,820		$18,581	0	(3,016)
	04/2022	CAD	2,682		2,116	0	(29)
	04/2022	DKK	10,415		1,627	78	0
	04/2022	EUR	11,572		12,746	20	(76)
	04/2022	GBP	519		696	14	0
	04/2022	JPY	727,500		5,886	0	(89)
	04/2022	TRY	15,759		1,310	251	0
	04/2022		$21,407	BRL	102,820	271	(82)
	04/2022		5,208	HUF	1,793,499	179	0
	04/2022		10	TRY	147	0	0
	05/2022	CNH	5,464		$852	0	(5)
	05/2022	COP	27,112,519		6,888	0	(255)
	05/2022	EUR	2,082		2,313	8	0
	05/2022	MXN	23,590		1,136	0	(41)
	05/2022	TWD	277,005		9,879	190	0
	05/2022		$336	CLP	275,617	11	0
	05/2022		5,479	IDR	78,605,608	1	(8)
	05/2022		1,163	KRW	1,406,238	0	(6)
	05/2022		15,405	MXN	320,820	640	0
	05/2022		15,597	TWD	440,981	0	(173)
	05/2022	ZAR	36,874		$2,352	0	(158)
	06/2022		$9,231	CLP	7,560,495	262	0
	06/2022		221	CZK	4,989	3	0
	06/2022		4,262	ILS	13,857	90	0
	06/2022		489	MXN	10,071	11	0
	06/2022		4,457	RON	20,887	173	0
	06/2022		17,228	SGD	23,498	109	0
	06/2022		859	ZAR	13,315	44	0
	07/2022	BRL	20,700		$3,608	0	(627)
	07/2022		$1,929	BRL	10,200	158	0
	07/2022		11,550	MXN	241,591	408	0
	08/2022	CNH	54,600		$8,198	0	(338)
	08/2022	COP	6,125,756		1,579	0	(9)
	08/2022	ZAR	102,388		6,326	0	(563)
	09/2022	CNH	54,600		8,243	0	(282)
	09/2022		$8,178	CNH	54,600	347	0
	09/2022		9,879	TWD	274,437	0	(208)
	10/2022	CNH	54,600		$8,227	0	(291)
	10/2022		$8,225	CNH	54,600	292	0
	10/2022	ZAR	10,238		$666	0	(19)
	11/2022	CNH	54,600		8,344	0	(168)
	11/2022		$8,209	CNH	54,600	302	0
	11/2022	ZAR	22,121		$1,373	0	(101)

76	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	12/2022		CNH	54,600		$8,365	$0	$(141)
	12/2022		TRY	37,608		2,891	800	0
	12/2022			$8,329	CNH	54,600	177	0
	01/2023			8,350		54,600	152	0

BRC	04/2022			4,497	TRY	53,610	0	(895)
	06/2022		MYR	4,245		$1,007	2	0
	06/2022			$1,152	MYR	4,817	0	(11)
	06/2022			105	PLN	455	3	0
	06/2022			4,364	TRY	67,447	0	(20)
	11/2022		ZAR	13,637		$850	0	(59)

BSH	04/2022		BRL	89,290		18,846	92	0
	04/2022		CLP	382,965		486	0	(1)
	04/2022			$16,920	BRL	89,290	1,835	0
	04/2022			2,487	CLP	2,016,872	71	0
	05/2022		CLP	4,476,375		$5,321	0	(322)
	07/2022		BRL	146,300		26,307	0	(3,630)
	07/2022			$25,651	BRL	137,140	2,411	0
	09/2022			417	CLP	346,029	12	0
	10/2022		BRL	131,900		$23,010	0	(3,289)
	10/2022			$8,427	BRL	42,300	10	(3)

CBK	04/2022		DKK	45,085		$7,010	305	0
	04/2022			$6,465	MXN	140,301	571	0
	04/2022			2,543	PEN	9,524	44	0
	04/2022	«		639	RUB	48,996	0	(64)
	04/2022			264	TRY	4,010	5	0
	04/2022			1,612	ZAR	24,748	78	0
	05/2022		PEN	174,778		$44,461	0	(2,915)
	05/2022			$615	CNH	3,952	5	0
	05/2022			657	INR	50,463	3	0
	05/2022			784	KRW	953,932	1	0
	05/2022			29,293	MXN	607,244	1,071	0
	05/2022			44,099	PEN	181,052	4,975	0
	05/2022	«		1,003	RUB	78,584	0	(107)
	05/2022			2,333	TRY	36,374	52	0
	05/2022		ZAR	46,420		$2,863	0	(296)
	06/2022		PLN	8,706		2,037	0	(20)
	06/2022			$12,952	CZK	299,991	530	0
	06/2022			19,939	IDR	290,397,152	260	0
	06/2022			1,355	MXN	28,982	83	0
	06/2022			90	PLN	400	4	0
	06/2022			631	RON	2,893	10	0
	06/2022		ZAR	57,512		$3,735	0	(165)
	07/2022		PEN	188,981		45,625	0	(5,215)
	07/2022			$1,547	VND	35,658,350	7	0
	08/2022	«		1,929	RUB	164,762	0	(196)
	11/2022		PEN	5,533		$1,394	0	(79)
	11/2022			$2,166	PEN	8,599	123	0
	12/2022		PEN	127,119		$30,591	0	(3,169)
	12/2022			$27,135	PEN	113,804	3,092	0

DUB	04/2022			2,203	DKK	14,935	18	0
	04/2022	«		1,078	RUB	83,532	0	(97)
	04/2022			12,016	TRY	182,985	277	0
	05/2022		TRY	5,713		$390	15	0
	05/2022	«		$2,671	RUB	207,492	0	(307)
	06/2022	«	RUB	603,809		$6,323	0	(425)
	06/2022			$10,414	PLN	47,497	810	0
	07/2022		DKK	14,879		$2,203	0	(17)

FBF	06/2022		TRY	14,297		879	0	(45)

GLM	04/2022		BRL	33,752		7,101	32	(20)
	04/2022		CZK	713,985		32,527	227	0
	04/2022		MXN	14,864		742	0	(4)
	04/2022		PEN	8,080		2,031	0	(165)
	04/2022	«	RUB	820,396		8,917	0	(713)
	04/2022			$6,573	BRL	33,752	516	0
	04/2022			61	CLP	48,841	1	0
	04/2022			5,268	HUF	1,892,049	416	0
	04/2022	«		3,780	RUB	289,486	0	(382)
	04/2022			678	UAH	20,107	0	(18)
	04/2022		ZAR	29,497		$1,921	0	(93)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	77

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	05/2022		CLP	2,703,557		$3,266	$0	$(140)
	05/2022		TRY	35,526		2,423	94	0
	05/2022			$1,741	CLP	1,394,785	18	0
	05/2022			2,375	DOP	139,657	146	0
	05/2022			56,899	KRW	70,207,832	851	0
	05/2022			2,971	PHP	156,346	39	0
	05/2022	«		2,495	RUB	193,410	0	(291)
	05/2022			299	TRY	4,726	11	0
	05/2022			10,213	TWD	288,708	0	(115)
	06/2022		KZT	536,324		$993	0	(109)
	06/2022		MXN	21,652		1,036	0	(39)
	06/2022		MYR	12,046		2,862	10	0
	06/2022		TRY	6,663		424	0	(5)
	06/2022			$409	CLP	331,839	8	0
	06/2022			17	COP	64,379	0	0
	06/2022			12,695	MYR	53,389	0	(53)
	06/2022			901	PLN	3,798	0	(3)
	06/2022	«		2,643	RUB	337,010	1,123	0
	06/2022			361	THB	11,958	0	(1)
	07/2022			4,365	BRL	22,600	259	0
	08/2022		COP	110,446,281		$27,403	0	(1,213)
	08/2022		DOP	77,445		1,331	0	(45)
	10/2022		BRL	19,520		3,411	0	(481)
	10/2022			$22,118	BRL	115,500	911	0
	10/2022		ZAR	29,867		$1,895	0	(101)
	11/2022			3,193		199	0	(14)

HUS	04/2022		DKK	10,900		1,703	82	0
	04/2022		EUR	6,658		7,349	1	(17)
	04/2022			$391	CHF	358	0	(3)
	04/2022			1,775	EUR	1,613	9	0
	04/2022	«		873	RUB	68,362	0	(71)
	05/2022		CLP	2,547,413		$3,068	0	(143)
	06/2022			$676	ILS	2,140	0	(4)

IND	05/2022		KRW	1,196,041		$973	0	(11)
	05/2022			$729	TWD	20,861	1	0
	06/2022		MXN	69,878		$3,327	0	(142)
	06/2022		THB	21,049		633	0	(1)
	06/2022		TWD	39,303		1,477	100	0
	06/2024			$1,477	TWD	38,002	0	(89)

JPM	04/2022		BRL	43,300		7,544	0	(1,551)
	04/2022		DKK	1,420		223	12	0
	04/2022		TRY	18,023		1,561	351	0
	04/2022		UAH	35,038		1,127	0	(24)
	04/2022			$8,854	BRL	43,300	267	(26)
	04/2022			500	TRY	7,066	0	(25)
	04/2022			264	UAH	8,569	18	0
	04/2022		ZAR	11,299		$719	0	(52)
	05/2022		COP	13,319,033		3,357	0	(152)
	05/2022		IDR	20,552,637		1,433	2	0
	05/2022		TWD	328,066		11,692	217	0
	05/2022			$1,780	AUD	2,500	92	0
	05/2022			7,653	CLP	6,481,231	511	0
	05/2022			329	CNH	2,097	0	0
	05/2022			25,859	CNY	164,254	0	(70)
	05/2022			3,409	IDR	48,896,340	0	(5)
	05/2022			19,598	INR	1,513,980	211	0
	05/2022			910	KRW	1,117,999	9	0
	05/2022			5,878	PHP	310,607	102	0
	05/2022			5,735	ZAR	88,576	294	0
	06/2022		COP	4,965,668		$1,278	0	(25)
	06/2022		KZT	2,140,080		3,725	0	(671)
	06/2022		MXN	55,545		2,601	0	(156)
	06/2022		TRY	35,262		2,213	0	(61)
	06/2022			$1,063	COP	4,030,896	0	(5)
	06/2022			16,745	CZK	386,627	630	0
	06/2022			1,125	MXN	23,688	51	0
	06/2022			711	SGD	967	3	0
	06/2022			29,091	THB	965,842	0	(15)
	06/2022			4,279	ZAR	65,124	138	0
	06/2022		ZAR	28,365		$1,810	0	(114)

78	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	07/2022		BRL	15,300		$2,784	$0	$(347)
	07/2022			$2,333	BRL	12,360	196	0
	08/2022		ILS	25,500		$7,917	0	(108)
	08/2022			$1,573	ZAR	24,167	53	0
	08/2022		ZAR	3,510		$214	0	(22)
	08/2022		ZMW	4,768		195	0	(59)
	09/2022			$11,692	TWD	324,968	0	(241)
	10/2022		BRL	10,900		$1,881	0	(292)
	12/2022			$1,441	TRY	25,694	0	(12)

MBC	04/2022		CLP	342,366		$430	0	(5)
	04/2022		PEN	7,790		2,071	0	(44)
	04/2022			$581	CLP	464,847	8	0
	04/2022			2,069	PEN	7,790	44	0
	04/2022			293	TRY	4,089	0	(19)
	05/2022		IDR	39,913,689		$2,772	4	(10)
	05/2022			$1,192	CNH	7,594	1	(1)
	05/2022			10,932	INR	846,455	143	0
	06/2022			425	CLP	342,366	5	0
	06/2022			120	PLN	530	5	0
	06/2022	«		1,981	RUB	266,799	1,001	0
	08/2022	«		1,065		90,947	0	(108)

MYI	04/2022		BRL	199,167		40,101	0	(1,732)
	04/2022		DKK	1,332		210	12	0
	04/2022			$38,634	BRL	199,167	3,215	(16)
	04/2022			7,418	DKK	50,196	47	0
	04/2022			38,528	EUR	34,599	0	(253)
	04/2022			64	TRY	934	0	(1)
	05/2022		CLP	2,796,035		$3,372	3	(153)
	05/2022		EUR	34,599		38,561	253	0
	05/2022		TWD	133,861		4,752	70	0
	05/2022			$36,875	BRL	184,002	1,464	0
	05/2022			1,284	CNH	8,175	0	(1)
	05/2022			4,870	IDR	69,686,453	0	(20)
	05/2022	«		965	RUB	74,831	0	(112)
	05/2022			8,562	TWD	241,658	0	(110)
	05/2022		ZAR	5,282		$323	0	(37)
	06/2022		MXN	35,545		1,728	0	(37)
	06/2022			$4,226	COP	16,012,314	0	(24)
	06/2022			12,416	SGD	16,902	55	0
	06/2022			1,102	THB	36,616	0	0
	07/2022		DKK	50,008		$7,418	0	(45)
	08/2022			$2,562	ZAR	41,062	199	0
	09/2022			4,752	TWD	132,650	0	(78)
	11/2022		ILS	47,300		$14,718	0	(257)
	12/2022		TRY	33,647		2,663	792	0

NGF	08/2022			$6,611	CNH	43,936	258	0

RBC	06/2022			6,990	MXN	143,993	157	0

RYL	06/2022			537	MYR	2,260	0	(2)

SCX	04/2022		EUR	17,982		$20,223	331	0
	04/2022			$1,703	PEN	6,346	20	0
	04/2022	«		867	RUB	66,191	0	(90)
	05/2022		JPY	1,430,441		$11,792	35	0
	05/2022			$17,046	CNH	108,850	37	(1)
	05/2022			17,525	CNY	111,408	0	(34)
	05/2022			16,382	INR	1,268,613	221	(5)
	05/2022			575	KRW	713,219	12	0
	05/2022			1,649	PHP	86,593	18	0
	06/2022		THB	389,234		$12,045	328	0
	06/2022		TRY	1,512		96	0	(1)
	06/2022			$672	MYR	2,829	0	(2)
	06/2022			12,123	SGD	16,481	37	0
	06/2022			12,028	THB	394,846	0	(142)
	06/2022			665	ZAR	10,151	23	0
	08/2022			1,589	CNH	10,664	78	0
	08/2022			1,086	PEN	4,087	12	0
	08/2022			240	ZAR	3,697	9	0
	09/2022			16,105	MYR	67,817	0	(32)
	04/2023		KES	28,660		$215	0	(15)

SOG	05/2022	«	RUB	518,592		5,546	0	(362)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	79

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	05/2022	«		$1,497	RUB	115,271	$0	$(184)
	06/2022		PLN	728		$173	1	0
	06/2022			$22,712	CZK	541,194	1,609	0
	06/2022			2,910	ILS	9,472	64	0
	06/2022			9,171	PLN	40,065	298	0
	03/2023		KES	22,145		$171	0	(7)

SSB	04/2022		TRY	9,208		606	0	(12)

UAG	04/2022		CLP	1,490,416		1,860	0	(34)
	04/2022		JPY	705,700		5,801	4	0
	04/2022		TRY	26,643		2,526	736	0
	04/2022			$3,747	CLP	2,980,831	37	0
	04/2022			593	DKK	3,900	0	(13)
	04/2022	«		3,401	RUB	263,830	0	(304)
	05/2022		INR	52,768		$687	0	(3)
	05/2022		MXN	250,601		12,138	0	(364)
	05/2022			$1,102	BRL	5,292	1	0
	05/2022			902	NZD	1,367	45	0
	05/2022	«		2,036	RUB	158,990	0	(225)
	06/2022		CLP	1,492,238		$1,762	0	(116)
	06/2022		CZK	6,245		276	0	(4)
	06/2022		MXN	25,784		1,235	0	(45)
	06/2022			$580	CZK	12,864	0	(2)
	06/2022			1,239	MXN	25,487	26	0
	06/2022			10,464	PLN	45,527	295	0
	06/2022			553	TRY	10,403	117	0
	06/2022		ZAR	45,107		$2,894	0	(165)
	11/2022			7,059		450	0	(21)
	12/2022			$2,832	TRY	45,561	0	(299)
	02/2023		CNH	54,600		$8,492	0	(4)

Total Forward Foreign Currency Contracts							$46,869	$(43,098)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC EUR versus USD	$	1.050	06/02/2022	26,110	$169	$46

GLM	Call - OTC USD versus CNH	CNH	6.540	06/14/2022	17,713	72	32
	Call - OTC USD versus CNH		6.700	06/14/2022	17,713	30	11

MYI	Put - OTC USD versus MXN	MXN	19.700	06/10/2022	11,521	248	109
	Call - OTC USD versus ZAR	ZAR	17.000	08/22/2022	5,965	249	48

UAG	Call - OTC USD versus CNH	CNH	6.500	05/12/2022	9,016	23	9

Total Purchased Options						$791	$255

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYI	Put - OTC USD versus MXN	MXN	19.100	06/10/2022	11,521	$(138)	$(35)
	Put - OTC USD versus ZAR	ZAR	13.800	08/22/2022	5,965	(63)	(58)

Total Written Options						$(201)	$(93)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
CBK	Fibra Uno Trust «	1.000%	Quarterly	06/20/2022	(0.300)%	$300	$(2)	$1	$0	$(1)

FBF	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.173	600	(3)	4	1	0

JPM	Nigeria Government International Bond	1.000	Quarterly	06/20/2022	1.234	1,200	(8)	7	0	(1)

80	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	Nigeria Government International Bond	1.000%	Quarterly	06/20/2023	1.657%	$800	$(19)	$13	$0	$(6)

MYC	Eskom Holdings SOC Ltd.	1.000	Quarterly	06/20/2022	2.325	400	(8)	7	0	(1)

UAG	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.173	7,900	(34)	51	17	0

							$(74)	$83	$18	$(9)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Montenegro Equity Market Index «	1.000%	Quarterly	06/20/2023	EUR	200	$(16)	$8	$0	$(8)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Floating rate equal to 6-Month USD-LIBOR plus 0.330% based on the notional amount of currency received	Floating rate equal to 6-Month ARS-LIBOR based on the notional amount of currency delivered	Maturity	05/28/2024	$351,546	ARS 7,800	$7	$6,070	$6,077	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	3-Month COP-IBR Compounded-OIS	4.150%	Quarterly	05/04/2022	COP	298,031,500	$32	$8	$40	$0

GLM	Pay	1-Year BRL-CDI	7.715	Maturity	01/04/2027	BRL	21,000	0	(183)	0	(183)
	Pay	3-Month COP-IBR Compounded-OIS	5.170	Quarterly	01/25/2023	COP	1,597,400	0	(8)	0	(8)
	Pay	6-Month CLP-CHILIBOR	3.265	Semi-Annual	06/14/2029	CLP	473,800	0	(101)	0	(101)

MYC	Receive	6-Month THB-THBFIX	1.000	Semi-Annual	12/15/2026	THB	39,600	(4)	39	35	0
	Pay	6-Month THB-THBFIX	1.500	Semi-Annual	12/15/2031		20,500	0	(31)	0	(31)

NGF	Receive	6-Month THB-THBFIX	1.000	Semi-Annual	12/15/2026		738,100	31	621	652	0
	Pay	6-Month THB-THBFIX	1.500	Semi-Annual	12/15/2031		376,700	(110)	(463)	0	(573)

								$(51)	$(118)	$727	$(896)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Pay	USD versus TWD 1-Year ATM Realized Volatility	5.400%	Maturity	05/03/2022	$10	$0	$17	$17	$0

JPM	Receive	EUR versus USD 1-Year ATM Realized Volatility	6.550	Maturity	05/03/2022	8	0	2	2	0
	Pay	USD versus TWD 1-Year ATM Realized Volatility	5.300	Maturity	04/22/2022	10	0	17	17	0

							$0	$36	$36	$0

Total Swap Agreements							$(134)	$6,079	$6,858	$(913)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	81

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$4,961	$0	$0	$4,961	$(996)	$0	$(8)	$(1,004)	$3,957	$(3,430)	$527
BPS	4,991	46	0	5,037	(6,685)	0	0	(6,685)	(1,648)	1,718	70
BRC	5	0	0	5	(985)	0	0	(985)	(980)	1,106	126
BSH	4,431	0	0	4,431	(7,245)	0	0	(7,245)	(2,814)	2,916	102
CBK	11,219	0	57	11,276	(12,226)	0	(1)	(12,227)	(951)	211	(740)
DUB	1,120	0	0	1,120	(846)	0	0	(846)	274	(359)	(85)
FBF	0	0	1	1	(45)	0	0	(45)	(44)	0	(44)
GLM	4,662	43	6,077	10,782	(4,005)	0	(292)	(4,297)	6,485	(5,470)	1,015
HUS	92	0	0	92	(238)	0	0	(238)	(146)	228	82
IND	101	0	0	101	(243)	0	0	(243)	(142)	41	(101)
JPM	3,157	0	19	3,176	(4,033)	0	(7)	(4,040)	(864)	826	(38)
MBC	1,211	0	0	1,211	(187)	0	0	(187)	1,024	(840)	184
MYC	0	0	35	35	0	0	(32)	(32)	3	0	3
MYI	6,110	157	0	6,267	(2,876)	(93)	0	(2,969)	3,298	(3,294)	4
NGF	258	0	652	910	0	0	(573)	(573)	337	(320)	17
RBC	157	0	0	157	0	0	0	0	157	0	157
RYL	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
SCX	1,161	0	0	1,161	(322)	0	0	(322)	839	(400)	439
SOG	1,972	0	0	1,972	(553)	0	0	(553)	1,419	(1,630)	(211)
SSB	0	0	0	0	(12)	0	0	(12)	(12)	0	(12)
UAG	1,261	9	17	1,287	(1,599)	0	0	(1,599)	(312)	426	114

Total Over the Counter	$46,869	$255	$6,858	$53,982	$(43,098)	$(93)	$(913)	$(44,104)

(n)

Securities with an aggregate market value of $7,472 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

82	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2,180	$2,180

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$46,869	$0	$46,869
Purchased Options	0	0	0	255	0	255
Swap Agreements	0	18	0	6,113	727	6,858

	$0	$18	$0	$53,237	$727	$53,982

	$0	$18	$0	$53,237	$2,907	$56,162

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$8	$0	$0	$2,758	$2,766

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$43,098	$0	$43,098
Written Options	0	0	0	93	0	93
Swap Agreements	0	17	0	0	896	913

	$0	$17	$0	$43,191	$896	$44,104

	$0	$25	$0	$43,191	$3,654	$46,870

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$730	$730
Swap Agreements	0	71	0	0	(708)	(637)

	$0	$71	$0	$0	$22	$93

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(30,526)	$0	$(30,526)
Purchased Options	0	0	0	(977)	0	(977)
Written Options	0	20	0	1,317	0	1,337
Swap Agreements	0	1,586	0	(288)	(1,674)	(376)

	$0	$1,606	$0	$(30,474)	$(1,674)	$(30,542)

	$0	$1,677	$0	$(30,474)	$(1,652)	$(30,449)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$316	$0	$0	$8,812	$9,128

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,664	$0	$13,664
Purchased Options	0	0	0	(455)	0	(455)
Written Options	0	(16)	0	(165)	0	(181)
Swap Agreements	0	(1,315)	0	1,110	1,775	1,570

	$0	$(1,331)	$0	$14,154	$1,775	$14,598

	$0	$(1,015)	$0	$14,154	$10,587	$23,726

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	83

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$5,822	$0	$5,822
Australia
Non-Agency Mortgage-Backed Securities	0	312	0	312
Brazil
Corporate Bonds & Notes	0	1,541	3,284	4,825
Sovereign Issues	0	894	0	894
Cayman Islands
Asset-Backed Securities	0	4,885	0	4,885
Corporate Bonds & Notes	0	1,646	0	1,646
Chile
Sovereign Issues	0	11,750	0	11,750
Colombia
Corporate Bonds & Notes	0	4,987	0	4,987
Sovereign Issues	0	29,979	0	29,979
Denmark
Corporate Bonds & Notes	0	9,732	0	9,732
India
Corporate Bonds & Notes	0	3,432	0	3,432
Ireland
Asset-Backed Securities	0	1,590	0	1,590
Corporate Bonds & Notes	0	402	0	402
Israel
Corporate Bonds & Notes	0	1,429	0	1,429
Sovereign Issues	0	22,826	0	22,826
Ivory Coast
Loan Participations and Assignments	0	0	2,105	2,105
Jersey, Channel Islands
Corporate Bonds & Notes	0	0	2,726	2,726
Kazakhstan
Corporate Bonds & Notes	0	5,365	0	5,365
Luxembourg
Corporate Bonds & Notes	0	746	0	746
Mauritius
Corporate Bonds & Notes	0	2,900	0	2,900
Mexico
Sovereign Issues	0	417	0	417
Mongolia
Sovereign Issues	0	840	0	840
Netherlands
Corporate Bonds & Notes	0	3,397	0	3,397
Loan Participations and Assignments	0	330	0	330
Nigeria
Loan Participations and Assignments	0	2,431	0	2,431
Sovereign Issues	0	1,201	0	1,201
Peru
Corporate Bonds & Notes	0	3,713	0	3,713
Sovereign Issues	0	6,725	0	6,725
Poland
Sovereign Issues	0	1,979	0	1,979
Russia
Sovereign Issues	0	130	0	130
Singapore
Corporate Bonds & Notes	0	2,612	0	2,612
South Africa
Corporate Bonds & Notes	0	4,305	3,872	8,177
Loan Participations and Assignments	0	0	2,216	2,216
Sovereign Issues	0	24,333	0	24,333

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Spain
Corporate Bonds & Notes	$0	$229	$0	$229
Turkey
Loan Participations and Assignments	0	2,641	0	2,641
Uganda
Sovereign Issues	0	800	0	800
Ukraine
Sovereign Issues	0	4,030	0	4,030
United Kingdom
Non-Agency Mortgage-Backed Securities	0	425	0	425
United States
Asset-Backed Securities	0	9,910	7,986	17,896
Corporate Bonds & Notes	0	2,837	0	2,837
Non-Agency Mortgage-Backed Securities	0	9,973	300	10,273
U.S. Government Agencies	0	201	0	201
Zambia
Sovereign Issues	0	2,156	0	2,156
Short-Term Instruments
Commercial Paper	0	3,396	0	3,396
Repurchase Agreements	0	88,000	0	88,000
U.S. Treasury Bills	0	117,408	0	117,408
U.S. Treasury Cash Management Bills	0	29,938	0	29,938
Zambia Treasury Bills	0	36	0	36

	$0	$434,631	$22,489	$457,120

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$148,102	$0	$0	$148,102

Total Investments	$148,102	$434,631	$22,489	$605,222

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,180	0	2,180
Over the counter	0	51,858	2,124	53,982

	$0	$54,038	$2,124	$56,162

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,766)	0	(2,766)
Over the counter	0	(40,057)	(4,047)	(44,104)

	$0	$(42,823)	$(4,047)	$(46,870)

Total Financial Derivative Instruments	$0	$11,215	$(1,923)	$9,292

Totals	$148,102	$445,846	$20,566	$614,514

84	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2022:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(2)
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$662	$2,012	$0	$(33)	$0	$643	$0	$0	$3,284	$643
Ivory Coast
Loan Participations and Assignments	2,217	0	0	1	0	(113)	0	0	2,105	(113)
Jersey, Channel Islands
Corporate Bonds & Notes	0	2,904	0	1	0	(179)	0	0	2,726	(179)
Nigeria
Loan Participations and Assignments	3,109	0	(689)	13	5	(7)	0	(2,431)	0	0
South Africa
Corporate Bonds & Notes	0	3,797	0	0	0	75	0	0	3,872	75
Loan Participations and Assignments	7,978	125	(6,055)	101	0	67	0	0	2,216	156
United States
Asset-Backed Securities	8,635	0	0	0	0	(649)	0	0	7,986	(649)
Non-Agency Mortgage-Backed Securities	0	300	0	0	0	0	0	0	300	0

	$22,601	$9,138	$(6,744)	$83	$5	$(163)	$0	$(2,431)	$22,489	$(67)

Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0	$0	$2,124	$0	$0	$2,124	$2,124

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(17)	$0	$0	$0	$(4,030)	$0	$0	$(4,047)	$(4,037)

Totals	$22,601	$9,121	$(6,744)	$83	$5	$(2,069)	$0	$(2,431)	$20,566	$(1,980)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$965	Discounted Cash Flow	Discount Rate		17.370	—
	2,319	Reference Instrument	Weighted Average	BRL	52.705	—
Ivory Coast
Loan Participations and Assignments	2,105	Proxy Pricing	Base Price		100.000	—
Jersey, Channel Islands
Corporate Bonds & Notes	2,726	Proxy Pricing	Base Price		95.035-95.248	95.191
South Africa
Corporate Bonds & Notes	3,872	Reference Instrument	Yield		8.973	—
Loan Participations and Assignments	2,216	Reference Instrument	Yield		5.834	—
United States
Asset-Backed Securities	7,986	Proxy Pricing	Base Price		92.743	—
Non-Agency Mortgage-Backed Securities	300	Proxy Pricing	Base Price		100.000	—

Financial Derivative Instruments - Assets
Over the counter	2,124	Other Valuation Techniques(3)	—		—	—

Financial Derivative Instruments - Liabilities
Over the counter	(9)	Indicative Market Quotation	Broker Quote		(3.696)-(0.300)	(3.388)
	(4,038)	Other Valuation Techniques(3)	—		—	—

Total	$20,566

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	85

Schedule of Investments	PIMCO Emerging Markets Full Spectrum Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 3.2%

BRAZIL 0.4%

CORPORATE BONDS & NOTES 0.4%

Vale SA
3.202% due 12/29/2049 «~(b)	BRL	10,800	$1,160

Total Brazil (Cost $1,004)			1,160

CAYMAN ISLANDS 1.0%

CORPORATE BONDS & NOTES 1.0%

CIFI Holdings Group Co. Ltd.
4.375% due 04/12/2027		$500	398

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024 ^(a)		1,500	293

KWG Group Holdings Ltd.
6.300% due 02/13/2026		900	353

Poinsettia Finance Ltd.
6.625% due 06/17/2031		959	940

Powerlong Real Estate Holdings Ltd.
5.950% due 04/30/2025		900	333

Sunac China Holdings Ltd.
5.950% due 04/26/2024		1,800	462

Total Cayman Islands (Cost $6,565)			2,779

CHINA 0.0%

CORPORATE BONDS & NOTES 0.0%

Yango Justice International Ltd.
7.500% due 02/17/2025 ^(a)		$1,000	80

Total China (Cost $990)			80

ECUADOR 0.2%

SOVEREIGN ISSUES 0.2%

Ecuador Government International Bond
1.000% due 07/31/2035 þ		$800	524
5.000% due 07/31/2030 þ		100	84

Total Ecuador (Cost $606)			608

GHANA 0.2%

SOVEREIGN ISSUES 0.2%

Ghana Government International Bond
8.875% due 05/07/2042		$700	492

Total Ghana (Cost $677)			492

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Periama Holdings LLC
5.950% due 04/19/2026		$200	$204

Total India (Cost $210)			204

MEXICO 0.4%

CORPORATE BONDS & NOTES 0.4%

Petroleos Mexicanos
6.500% due 06/02/2041		$1,200	998

Total Mexico (Cost $1,030)			998

NETHERLANDS 0.5%

CORPORATE BONDS & NOTES 0.4%

Republic of Angola Via Avenir BV
4.771% (US0006M + 4.500%) due 12/07/2023 ~		$680	675
7.845% (US0006M + 7.500%) due 07/01/2023 ~		485	500

			1,175

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Sigma Bidco BV
3.750% (WIBOR03M + 3.500%) due 07/02/2025 ~	PLN	800	165

Total Netherlands (Cost $1,341)			1,340

NIGERIA 0.1%

CORPORATE BONDS & NOTES 0.1%

BOI Finance BV
7.500% due 02/16/2027	EUR	300	330

Total Nigeria (Cost $343)			330

RUSSIA 0.0%

SOVEREIGN ISSUES 0.0%

Russia Government International Bond
1.125% due 11/20/2027	EUR	100	19
5.100% due 03/28/2035		$200	35

Total Russia (Cost $194)			54

SOUTH AFRICA 0.2%

CORPORATE BONDS & NOTES 0.2%

Transnet SOC Ltd.
4.000% due 07/26/2022		$400	395

Total South Africa (Cost $402)			395

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (d) 0.1%
		$240

Total Short-Term Instruments (Cost $240)		240

Total Investments in Securities (Cost $13,601)		8,680

	SHARES
INVESTMENTS IN AFFILIATES 93.3%

UNITED STATES 93.2%

MUTUAL FUNDS (c) 93.2%

PIMCO Emerging Markets Bond Fund	5,786,829	53,760

PIMCO Emerging Markets Corporate Bond Fund	6,753,228	63,548

PIMCO Emerging Markets Local Currency and Bond Fund	22,913,739	132,212

Total United States (Cost $268,245)		249,520

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	11,902	115

Total Short-Term Instruments (Cost $115)		115

Total Investments in Affiliates (Cost $268,360)		249,635

Total Investments 96.5% (Cost $281,961)		$258,315

Financial Derivative Instruments (e)(f) (0.0)% (Cost or Premiums, net $(264))		(29)

Other Assets and Liabilities, net 3.5%		9,534

Net Assets 100.0%		$267,820

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is not accruing income as of the date of this report.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(c)	Institutional Class Shares of each Fund.

86	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$240	U.S. Treasury Bills 0.010% due 08/04/2022	$(245)	$240	$240

Total Repurchase Agreements						$(245)	$240	$240

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$240	$0	$0	$240	$(245)	$(5)

Total Borrowings and Other Financing Transactions	$240	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(229) at a weighted average interest rate of (1.452%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
iTraxx Asia Ex-Japan 37 5-Year Index	1.000%	Quarterly	06/20/2027	$4,700	$(23)	$24	$1	$0	$(4)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month KRW-KORIBOR	1.750%	Quarterly	12/15/2026	KRW	43,693,600	$31	$(1,610)	$(1,579)	$0	$(37)
Receive	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2031		22,462,000	102	1,402	1,504	74	0

							$133	$(208)	$(75)	$74	$(37)

Total Swap Agreements							$110	$(184)	$(74)	$74	$(41)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$74	$74	$0	$0	$(41)	$(41)

Cash of $721 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	87

Schedule of Investments	PIMCO Emerging Markets Full Spectrum Bond Fund	(Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	06/2022	PLN	397		$91	$0	$(2)

BPS	05/2022	EUR	300		341	9	0

BRC	05/2022		66		74	1	0

JPM	05/2022	CNY	3,054		481	1	0
	05/2022		$351	CNH	2,233	0	(1)

MBC	05/2022		227		1,440	0	(1)

SCX	05/2022	CNH	5,125		$801	0	(3)
	05/2022	CNY	2,071		326	1	0
	05/2022		$226	CNH	1,437	0	0
	05/2022		800	CNY	5,125	4	0

SOG	06/2022	PLN	351		$80	0	(3)

Total Forward Foreign Currency Contracts						$16	$(10)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	12/20/2026	1.767%	$	1,600	$(80)	$27	$0	$(53)

BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919		400	(19)	2	0	(17)

BRC	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2023	16.838		600	(114)	8	0	(106)

CBK	Fibra Uno Trust «	1.000	Quarterly	06/20/2022	(0.300)		200	(2)	1	0	(1)

JPM	Nigeria Government International Bond	1.000	Quarterly	06/20/2022	1.234		1,200	(8)	8	0	0
	Nigeria Government International Bond	1.000	Quarterly	06/20/2023	1.657		600	(14)	9	0	(5)

MYI	Eskom Holdings SOC Ltd.	1.000	Quarterly	06/20/2022	2.325		300	(6)	5	0	(1)

								$(243)	$60	$0	$(183)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Montenegro Equity Market Index «	1.000%	Quarterly	06/20/2023	EUR	100	$(8)	$4	$0	$(4)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Receive	6-Month THB-THBFIX	1.000%	Semi-Annual	12/15/2026	THB	998,800	$102	$780	$882	$0
	Pay	6-Month THB-THBFIX	1.500	Semi-Annual	12/15/2031		512,300	(219)	(560)	0	(779)

MYI	Receive	6-Month THB-THBFIX	1.000	Semi-Annual	12/15/2026		64,400	(7)	64	57	0
	Pay	6-Month THB-THBFIX	1.500	Semi-Annual	12/15/2031		33,300	1	(52)	0	(51)

								$(123)	$232	$939	$(830)

88	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Pay	USD versus TWD 1-Year ATM Realized Volatility	5.300%	Maturity	04/22/2022	$	6	$0	$10	$10	$0

Total Swap Agreements								$(374)	$306	$949	$(1,017)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$(2)	$0	$(57)	$(59)	$(59)	$0	$(59)
BPS	9	0	0	9	0	0	(17)	(17)	(8)	0	(8)
BRC	1	0	0	1	0	0	(106)	(106)	(105)	0	(105)
CBK	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
GLM	0	0	882	882	0	0	(779)	(779)	103	0	103
JPM	1	0	10	11	(1)	0	(5)	(6)	5	0	5
MBC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
MYI	0	0	57	57	0	0	(52)	(52)	5	0	5
SCX	5	0	0	5	(3)	0	0	(3)	2	0	2
SOG	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)

Total Over the Counter	$16	$0	$949	$965	$(10)	$0	$(1,017)	$(1,027)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$74	$74

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16	$0	$16
Swap Agreements	0	0	0	10	939	949

	$0	$0	$0	$26	$939	$965

	$0	$0	$0	$26	$1,013	$1,039

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	89

Schedule of Investments	PIMCO Emerging Markets Full Spectrum Bond Fund	(Cont.)	March 31, 2022

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$4	$0	$0	$37	$41

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10	$0	$10
Swap Agreements	0	187	0	0	830	1,017

	$0	$187	$0	$10	$830	$1,027

	$0	$191	$0	$10	$867	$1,068

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$7	$0	$0	$27	$34

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(209)	$0	$(209)
Swap Agreements	0	80	0	18	0	98

	$0	$80	$0	$(191)	$0	$(111)

	$0	$87	$0	$(191)	$27	$(77)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$24	$0	$0	$(207)	$(183)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33	$0	$33
Swap Agreements	0	61	0	10	233	304

	$0	$61	$0	$43	$233	$337

	$0	$85	$0	$43	$26	$154

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$0	$0	$1,160	$1,160
Cayman Islands
Corporate Bonds & Notes	0	2,779	0	2,779
China
Corporate Bonds & Notes	0	80	0	80
Ecuador
Sovereign Issues	0	608	0	608
Ghana
Sovereign Issues	0	492	0	492
India
Corporate Bonds & Notes	0	204	0	204
Mexico
Corporate Bonds & Notes	0	998	0	998
Netherlands
Corporate Bonds & Notes	0	1,175	0	1,175
Loan Participations and Assignments	0	165	0	165
Nigeria
Corporate Bonds & Notes	0	330	0	330
Russia
Sovereign Issues	0	54	0	54
South Africa
Corporate Bonds & Notes	0	395	0	395
Short-Term Instruments
Repurchase Agreements	0	240	0	240

	$0	$7,520	$1,160	$8,680

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Affiliates, at Value
United States
Mutual Funds	$249,520	$0	$0	$249,520
Short-Term Instruments
Central Funds Used for Cash Management Purposes	115	0	0	115

	$249,635	$0	$0	$249,635

Total Investments	$249,635	$7,520	$1,160	$258,315

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	74	0	74
Over the counter	0	965	0	965

	$0	$1,039	$0	$1,039

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(41)	0	(41)
Over the counter	0	(1,022)	(5)	(1,027)

	$0	$(1,063)	$(5)	$(1,068)

Total Financial Derivative Instruments	$0	$(24)	$(5)	$(29)

Totals	$249,635	$7,496	$1,155	$258,286

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

90	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 116.2%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$43	$13
1.125% due 07/09/2035 þ		29	8
1.450% due 08/13/2023 (g)	ARS	4,159	22
39.551% (BADLARPP + 2.000%) due 04/03/2022 ~		2,100	11

Provincia de Buenos Aires
42.033% due 04/12/2025		1,170	6

Total Argentina (Cost $174)			60

AUSTRALIA 2.8%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

RESIMAC Bastille Trust
1.139% due 12/05/2059 •		$57	57
1.219% due 09/05/2057 •		117	117

			174

SOVEREIGN ISSUES 2.7%

Australia Government International Bond
0.500% due 09/21/2026	AUD	3,400	2,322
0.750% due 11/21/2027 (g)		1,750	1,361
1.000% due 11/21/2031		600	380
1.750% due 06/21/2051		500	269

New South Wales Treasury Corp.
2.750% due 11/20/2025 (g)		4,153	3,442

Northern Territory Treasury Corp.
2.000% due 04/21/2031		500	335

Treasury Corp. of Victoria
4.250% due 12/20/2032		600	490

			8,599

Total Australia (Cost $8,741)			8,773

AUSTRIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Erste Group Bank AG
6.500% due 04/15/2024 •(h)(i)	EUR	200	233

Total Austria (Cost $254)			233

BRAZIL 1.0%

CORPORATE BONDS & NOTES 1.0%

Banco Votorantim SA
4.500% due 09/24/2024		$1,000	1,018

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/02/2022 (f)(h)		653	6

Swiss Insured Brazil Power Finance SARL
9.850% due 07/16/2032	BRL	10,624	2,053

Total Brazil (Cost $3,963)			3,077

CANADA 1.0%

CORPORATE BONDS & NOTES 0.2%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$164	157

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	500	557

			714

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	283	227

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.7%

Canada Government Real Return Bond
3.000% due 12/01/2036 (g)	CAD	1,975	$2,155

Total Canada (Cost $3,218)			3,096

CAYMAN ISLANDS 8.3%

ASSET-BACKED SECURITIES 7.0%

American Money Management Corp. CLO Ltd.
1.316% due 11/10/2030 •		$800	790

Anchorage Capital CLO Ltd.
1.381% due 07/15/2032 •		800	787

Apidos CLO
1.141% due 07/18/2029 •		800	793

Ares CLO Ltd.
1.291% due 04/18/2031 ~		800	787
1.291% due 01/15/2032 ~		800	794
1.309% due 04/22/2031 •		800	794

BDS Ltd.
1.818% due 12/16/2036 •		900	891

Benefit Street Partners CLO Ltd.
1.271% due 01/17/2032 •		900	893

Carlyle Global Market Strategies CLO Ltd.
1.339% due 04/22/2032 •		800	790

Carlyle U.S. CLO Ltd.
1.254% due 04/20/2031 •		800	795

CIFC Funding Ltd.
1.209% due 10/24/2030 •		800	795

Elevation CLO Ltd.
1.208% due 10/25/2030 •		900	892

GPMT Ltd.
1.797% due 12/15/2036 •		900	891

Halseypoint Clo Ltd.
1.749% due 11/30/2032 •		800	796

LCM LP
1.118% due 07/19/2027 ~		982	976
1.334% due 04/20/2031 •		800	795

Madison Park Funding Ltd.
0.991% due 04/15/2029 •		793	790

MidOcean Credit CLO
1.229% due 01/29/2030 •		800	795
1.530% due 02/20/2031 •		800	793

Palmer Square Loan Funding Ltd.
1.054% due 07/20/2029 •		701	700

Sculptor CLO Ltd.
1.511% due 01/15/2031 •		800	797

Sound Point CLO Ltd.
1.238% due 07/25/2030 •		900	901

Starwood Commercial Mortgage Trust
1.668% due 04/18/2038 •		800	795

THL Credit Wind River Clo Ltd.
1.321% due 04/15/2031 •		800	794

TPG Real Estate Finance Issuer Ltd.
1.700% due 02/15/2039 •		800	795

Venture CLO Ltd.
1.121% due 04/15/2027 •		149	149
1.459% due 07/30/2032 •		900	895

Wind River CLO Ltd.
1.291% due 07/18/2031 •		797	792

			22,255

CORPORATE BONDS & NOTES 1.2%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		471	417

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		203	201

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(c)		4,673	1,057

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

QNB Finance Ltd.
1.315% (US0003M + 1.000%) due 05/02/2022 ~		$600	$600

SA Global Sukuk Ltd.
2.694% due 06/17/2031		400	379

Sands China Ltd.
5.125% due 08/08/2025		200	199
5.400% due 08/08/2028		300	296

Tencent Holdings Ltd.
2.390% due 06/03/2030		700	623

			3,772

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

MF1 Multifamily Housing Mortgage Loan Trust
1.293% due 07/15/2036 •		326	321

Total Cayman Islands (Cost $28,857)			26,348

CHILE 0.6%

CORPORATE BONDS & NOTES 0.3%

Banco Santander Chile
2.700% due 01/10/2025		$1,100	1,078

SOVEREIGN ISSUES 0.3%

Bonos de la Tesoreria de la Republica en pesos
4.700% due 09/01/2030	CLP	645,000	744

Chile Government International Bond
2.750% due 01/31/2027		400	392

			1,136

Total Chile (Cost $2,492)			2,214

CHINA 1.0%

SOVEREIGN ISSUES 1.0%

China Government International Bond
3.530% due 10/18/2051	CNY	5,400	879
3.720% due 04/12/2051		5,000	833
3.810% due 09/14/2050		8,400	1,416

Total China (Cost $3,134)			3,128

COLOMBIA 0.1%

SOVEREIGN ISSUES 0.1%

Colombia Government International Bond
4.500% due 03/15/2029		$200	194

Total Colombia (Cost $195)			194

CZECH REPUBLIC 0.1%

SOVEREIGN ISSUES 0.1%

Czech Republic Government International Bond
0.950% due 05/15/2030	CZK	5,600	205
2.500% due 08/25/2028		900	38

Total Czech Republic (Cost $262)			243

DENMARK 4.1%

CORPORATE BONDS & NOTES 4.1%

Jyske Realkredit AS
1.000% due 10/01/2050	DKK	16,543	2,147

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		33,600	4,335
1.500% due 10/01/2053		3,190	423

Nykredit Realkredit AS
1.000% due 10/01/2050		36,544	4,691
1.000% due 10/01/2053		1,299	164
1.500% due 10/01/2053		696	93

Realkredit Danmark AS
1.000% due 10/01/2050		4,563	594
1.500% due 10/01/2053		4,977	668

Total Denmark (Cost $15,049)			13,115

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	91

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DOMINICAN REPUBLIC 0.7%

SOVEREIGN ISSUES 0.7%

Dominican Republic International Bond
5.500% due 02/22/2029		$1,700	$1,683
6.500% due 02/15/2048		500	476

Total Dominican Republic (Cost $2,272)			2,159

FRANCE 2.3%

CORPORATE BONDS & NOTES 1.2%

BNP Paribas SA
2.219% due 06/09/2026 •		$800	761
3.800% due 01/10/2024		1,000	1,010
4.625% due 02/25/2031 •(h)(i)		400	358

BPCE SA
2.045% due 10/19/2027 •		250	230

Societe Generale SA
1.488% due 12/14/2026 •		600	543
2.797% due 01/19/2028 •		200	188
3.337% due 01/21/2033 •		400	369
7.875% due 12/18/2023 •(h)(i)		400	419

			3,878

SOVEREIGN ISSUES 1.1%

France Government International Bond
0.500% due 05/25/2072 (l)	EUR	100	71
0.750% due 05/25/2052 (l)		2,600	2,425
1.500% due 05/25/2050 (l)		700	800
2.000% due 05/25/2048 (l)		300	380

			3,676

Total France (Cost $8,847)			7,554

GERMANY 2.1%

CORPORATE BONDS & NOTES 2.1%

Deutsche Bank AG
1.625% due 01/20/2027	EUR	800	863
2.129% due 11/24/2026 •(j)		$500	464
2.625% due 12/16/2024	GBP	100	129
2.625% due 02/12/2026	EUR	600	679
3.035% due 05/28/2032 •(j)		$1,100	990
3.547% due 09/18/2031 •		200	189
3.729% due 01/14/2032 •(j)		900	804
3.961% due 11/26/2025 •		1,300	1,300
4.500% due 04/01/2025		400	402

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		800	790

Total Germany (Cost $7,099)			6,610

GUATEMALA 0.1%

SOVEREIGN ISSUES 0.1%

Guatemala Government International Bond
5.375% due 04/24/2032		$200	210

Total Guatemala (Cost $236)			210

INDIA 0.4%

CORPORATE BONDS & NOTES 0.4%

Muthoot Finance Ltd.
6.125% due 10/31/2022		$900	912

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		400	401

Total India (Cost $1,306)			1,313

INDONESIA 0.7%

CORPORATE BONDS & NOTES 0.3%

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.875% due 07/17/2049		$900	870

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.4%

Indonesia Government International Bond
8.375% due 03/15/2034	IDR	18,578,000	$1,419

Total Indonesia (Cost $2,303)			2,289

IRELAND 1.9%

ASSET-BACKED SECURITIES 1.5%

Accunia European CLO DAC
0.950% due 07/15/2030 •	EUR	377	415

Aurium CLO DAC
0.730% due 01/16/2031 •		800	878

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •		632	696

Cairn CLO DAC
0.780% due 10/15/2031 •		400	438

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •		400	438

Dryden Euro CLO BV
0.660% due 04/15/2033 •		250	274

Jubilee CLO DAC
0.610% due 04/15/2030 •		700	768
0.650% due 04/15/2031 •		300	327

Man GLG Euro CLO DAC
0.690% due 12/15/2031 •		400	440

			4,674

CORPORATE BONDS & NOTES 0.4%

AerCap Ireland Capital DAC
2.450% due 10/29/2026		$300	278
3.000% due 10/29/2028		300	277

AIB Group PLC
4.750% due 10/12/2023		200	203

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		400	401

			1,159

Total Ireland (Cost $6,282)			5,833

ISRAEL 0.8%

CORPORATE BONDS & NOTES 0.1%

Israel Electric Corp. Ltd.
3.750% due 02/22/2032		$400	385

SOVEREIGN ISSUES 0.7%

Israel Government International Bond
0.750% due 07/31/2022	ILS	900	283
2.000% due 03/31/2027		2,100	667
3.800% due 05/13/2060		$1,200	1,201

			2,151

Total Israel (Cost $2,582)			2,536

ITALY 7.8%

CORPORATE BONDS & NOTES 1.1%

Banca Carige SpA
0.971% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	1,000	1,107

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027		600	649
2.625% due 04/28/2025		300	314

UniCredit SpA
2.569% due 09/22/2026 •		$500	462
7.830% due 12/04/2023		500	532
9.250% due 06/03/2022 •(h)(i)	EUR	300	337

			3,401

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 6.7%

Italy Buoni Poliennali Del Tesoro
2.350% due 09/15/2024 (g)(l)	EUR	16,925	$21,414

Total Italy (Cost $23,382)			24,815

JAPAN 7.1%

CORPORATE BONDS & NOTES 0.5%

Mizuho Financial Group, Inc.
1.745% (US0003M + 1.000%) due 09/11/2024 ~		$700	703
3.922% due 09/11/2024 •		400	405

Olympus Corp.
2.143% due 12/08/2026		200	189

Sumitomo Mitsui Trust Bank Ltd.
2.800% due 03/10/2027		200	193

			1,490

SOVEREIGN ISSUES 6.6%

Japan Government International Bond
0.100% due 03/10/2028 (g)	JPY	142,198	1,227
0.100% due 03/10/2029 (g)		635,468	5,496
0.100% due 06/20/2031		570,000	4,642
0.100% due 09/20/2031		670,000	5,450
0.500% due 03/20/2049		199,000	1,485
0.700% due 12/20/2048		76,000	598
0.700% due 06/20/2051		248,000	1,932
1.200% due 09/20/2035		11,000	100

			20,930

Total Japan (Cost $24,848)			22,420

LUXEMBOURG 0.2%

CORPORATE BONDS & NOTES 0.2%

CPI Property Group SA
1.500% due 01/27/2031	EUR	200	183

Gazprom PJSC Via Gaz Capital SA
4.950% due 03/23/2027		$800	338

Sberbank of Russia Via SB Capital SA
5.125% due 10/29/2022		800	80
5.250% due 05/23/2023 (i)		1,800	180

Total Luxembourg (Cost $3,749)			781

MALAYSIA 0.6%

CORPORATE BONDS & NOTES 0.2%

Petronas Capital Ltd.
2.480% due 01/28/2032		$200	187
3.500% due 04/21/2030		200	204
4.550% due 04/21/2050		200	221

			612

SOVEREIGN ISSUES 0.4%

Malaysia Government International Bond
3.828% due 07/05/2034	MYR	1,600	366

Malaysia Government Investment Issue
3.447% due 07/15/2036		3,800	820

			1,186

Total Malaysia (Cost $1,824)			1,798

MEXICO 0.4%

CORPORATE BONDS & NOTES 0.3%

Petroleos Mexicanos
6.750% due 09/21/2047		$1,190	970

SOVEREIGN ISSUES 0.1%

Mexico Government International Bond
5.750% due 10/12/2110		200	203

Total Mexico (Cost $1,254)			1,173

92	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MOROCCO 0.1%

SOVEREIGN ISSUES 0.1%

Morocco Government International Bond
4.000% due 12/15/2050		$200	$161

Total Morocco (Cost $169)			161

MULTINATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Delta Air Lines, Inc.
4.750% due 10/20/2028		$300	303

Total Multinational (Cost $319)			303

NETHERLANDS 1.2%

CORPORATE BONDS & NOTES 1.1%

Cooperatieve Rabobank UA
3.649% due 04/06/2028 •(b)		$600	599
3.758% due 04/06/2033 •(b)		250	249

Enel Finance International NV
1.875% due 07/12/2028		600	542

Prosus NV
1.207% due 01/19/2026	EUR	400	408
3.257% due 01/19/2027		$900	823

Syngenta Finance NV
4.441% due 04/24/2023		700	710
5.182% due 04/24/2028		200	207

			3,538

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

EMF-NL Prime BV
0.232% due 04/17/2041 ~	EUR	199	220

Eurosail PLC
0.932% due 10/17/2040 •		66	73

			293

		SHARES
PREFERRED SECURITIES 0.0%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(h)		105,050	136

Total Netherlands (Cost $4,124)			3,967

		PRINCIPAL AMOUNT (000S)
NEW ZEALAND 0.1%

SOVEREIGN ISSUES 0.1%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	500	300

Total New Zealand (Cost $352)			300

NORWAY 0.1%

SOVEREIGN ISSUES 0.1%

Kommunalbanken AS
1.900% due 01/19/2027	AUD	400	281

Total Norway (Cost $291)			281

PERU 1.8%

CORPORATE BONDS & NOTES 0.1%

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	1,200	314

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.7%

Peru Government International Bond
1.862% due 12/01/2032		$200	$171
3.000% due 01/15/2034		1,300	1,215
5.350% due 08/12/2040	PEN	1,400	315
5.940% due 02/12/2029		8,200	2,164
6.150% due 08/12/2032		900	237
6.350% due 08/12/2028		4,400	1,194

			5,296

Total Peru (Cost $6,331)			5,610

PHILIPPINES 0.1%

SOVEREIGN ISSUES 0.1%

Philippines Government International Bond
6.250% due 01/14/2036	PHP	20,000	423

Total Philippines (Cost $493)			423

QATAR 0.6%

CORPORATE BONDS & NOTES 0.3%

Qatar Energy
1.375% due 09/12/2026		$300	280
2.250% due 07/12/2031		200	185
3.125% due 07/12/2041		200	183
3.300% due 07/12/2051		200	184

			832

SOVEREIGN ISSUES 0.3%

Qatar Government International Bond
4.400% due 04/16/2050		300	338
4.817% due 03/14/2049		500	594

			932

Total Qatar (Cost $1,759)			1,764

ROMANIA 0.7%

SOVEREIGN ISSUES 0.7%

Romania Government International Bond
1.375% due 12/02/2029	EUR	360	341
1.750% due 07/13/2030		400	376
2.000% due 01/28/2032		400	369
2.000% due 04/14/2033		500	445
2.625% due 12/02/2040		100	85
2.750% due 04/14/2041		100	85
2.875% due 04/13/2042		300	255
3.375% due 02/08/2038		400	384

Total Romania (Cost $2,943)			2,340

RUSSIA 0.0%

SOVEREIGN ISSUES 0.0%

Russia Government International Bond
7.250% due 05/10/2034 ^(d)	RUB	38,500	23
7.650% due 04/10/2030 ^(d)		87,400	54

Total Russia (Cost $2,056)			77

SAUDI ARABIA 0.8%

CORPORATE BONDS & NOTES 0.4%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$400	400
3.500% due 04/16/2029		900	908

			1,308

SOVEREIGN ISSUES 0.4%

Saudi Government International Bond
4.375% due 04/16/2029		1,300	1,409

Total Saudi Arabia (Cost $2,626)			2,717

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SERBIA 0.6%

SOVEREIGN ISSUES 0.6%

Serbia Government International Bond
1.650% due 03/03/2033	EUR	400	$348
3.125% due 05/15/2027		1,400	1,511

Total Serbia (Cost $2,028)			1,859

SINGAPORE 2.9%

CORPORATE BONDS & NOTES 0.4%

BOC Aviation Ltd.
2.750% due 09/18/2022		$600	600
3.500% due 09/18/2027		300	296

PSA Treasury Pte Ltd.
2.500% due 04/12/2026		500	491

			1,387

SOVEREIGN ISSUES 2.5%

Singapore Government International Bond
1.625% due 07/01/2031	SGD	5,700	3,962
1.875% due 03/01/2050		100	63
2.125% due 06/01/2026		1,500	1,103
2.250% due 08/01/2036		100	71
2.875% due 07/01/2029		500	382
2.875% due 09/01/2030		3,000	2,301

			7,882

Total Singapore (Cost $9,425)			9,269

SOUTH AFRICA 0.4%

SOVEREIGN ISSUES 0.4%

South Africa Government International Bond
4.850% due 09/30/2029		$1,000	980
5.375% due 07/24/2044		400	354

Total South Africa (Cost $1,376)			1,334

SOUTH KOREA 0.6%

SOVEREIGN ISSUES 0.6%

Korea Government International Bond
2.375% due 12/10/2028	KRW	1,620,000	1,290
5.500% due 03/10/2028		360,000	339

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$200	203

Total South Korea (Cost $2,049)			1,832

SPAIN 0.9%

CORPORATE BONDS & NOTES 0.2%

Banco de Sabadell SA
1.750% due 05/10/2024	EUR	100	110

Banco Santander SA
1.849% due 03/25/2026		$200	187
3.496% due 03/24/2025		400	401

			698

SOVEREIGN ISSUES 0.7%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	200	268

Spain Government International Bond
1.450% due 10/31/2071 (l)		300	244
3.450% due 07/30/2066 (l)		1,300	1,885

			2,397

Total Spain (Cost $3,617)			3,095

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	93

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SUPRANATIONAL 0.7%

CORPORATE BONDS & NOTES 0.7%

Asian Development Bank
6.150% due 02/25/2030	INR	173,700	$2,194

Total Supranational (Cost $2,316)			2,194

SWITZERLAND 1.6%

CORPORATE BONDS & NOTES 1.6%

Credit Suisse Group AG
2.003% (US0003M + 1.200%) due 12/14/2023 ~		$2,100	2,105
3.869% due 01/12/2029 •		500	489
6.375% due 08/21/2026 •(h)(i)		400	396

UBS AG
5.125% due 05/15/2024 (i)		1,300	1,332
7.625% due 08/17/2022 (i)		900	914

Total Switzerland (Cost $5,313)			5,236

UNITED ARAB EMIRATES 0.2%

SOVEREIGN ISSUES 0.2%

Abu Dhabi Government International Bond
2.700% due 09/02/2070		$200	158
3.125% due 09/30/2049		200	183
3.875% due 04/16/2050		200	210

Total United Arab Emirates (Cost $553)			551

UNITED KINGDOM 12.0%

CORPORATE BONDS & NOTES 6.2%

Antofagasta PLC
2.375% due 10/14/2030		$400	355

Barclays Bank PLC
7.625% due 11/21/2022 (i)		1,500	1,538

Barclays PLC
4.338% due 05/16/2024 •		500	508
7.125% due 06/15/2025 •(h)(i)	GBP	800	1,108
8.000% due 06/15/2024 •(h)(i)		$300	318

HSBC Holdings PLC
1.488% (US0003M + 1.000%) due 05/18/2024 ~		400	401
2.804% due 05/24/2032 •		1,000	911
3.803% due 03/11/2025 •		500	503
4.000% due 03/09/2026 •(h)(i)		500	475
4.041% due 03/13/2028 •		700	703
4.292% due 09/12/2026 •		600	608
6.500% due 03/23/2028 •(h)(i)		200	204

John Lewis PLC
6.125% due 01/21/2025	GBP	100	140

Lloyds Banking Group PLC
3.750% due 03/18/2028 •		$500	499
3.900% due 03/12/2024		400	406
4.550% due 08/16/2028		900	930
4.582% due 12/10/2025		900	919
5.125% due 12/27/2024 •(h)(i)	GBP	200	262
7.500% due 06/27/2024 •(h)(i)		$200	210

Marks & Spencer PLC
4.250% due 12/08/2023	GBP	100	132

Nationwide Building Society
3.622% due 04/26/2023 •		$500	500
3.766% due 03/08/2024 •		1,400	1,408

Natwest Group PLC
2.516% (US0003M + 1.550%) due 06/25/2024 ~		1,000	1,009
4.600% due 06/28/2031 •(h)(i)		200	177

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		600	601

Rolls-Royce PLC
4.625% due 02/16/2026	EUR	100	117

Santander U.K. Group Holdings PLC
4.750% due 09/15/2025		$900	915
7.375% due 06/24/2022 •(h)(i)	GBP	200	266

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander U.K. PLC
5.000% due 11/07/2023		$211	$216

Standard Chartered PLC
1.319% due 10/14/2023 •		800	793
1.822% due 11/23/2025 •		600	571
7.500% due 04/02/2022 •(h)(i)		400	400

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	93	141
5.744% due 04/13/2040		187	291
5.801% due 10/13/2040		474	740

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		500	667

			19,942

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.7%

Alba PLC
0.310% due 11/25/2042 •		436	556

Avon Finance PLC
1.197% due 09/20/2048 •		554	728

Eurosail PLC
0.000% due 03/13/2045 •	EUR	148	163
1.145% due 12/10/2044 •	GBP	75	99

Great Hall Mortgages PLC
0.000% due 06/18/2039 •	EUR	385	421
0.386% due 06/18/2038 •	GBP	170	221
1.100% due 03/18/2039 •		479	621
1.110% due 06/18/2039 •		169	220

Mortgage Funding PLC
2.122% due 03/13/2046 •		26	35

Newgate Funding PLC
0.098% due 12/15/2050 •	EUR	305	330

Residential Mortgage Securities PLC
1.547% due 06/20/2070 •	GBP	465	615

Ripon Mortgages PLC
1.191% due 08/28/2056 •		2,400	3,142

Stratton Mortgage Funding PLC
0.992% due 07/20/2060 •		1,098	1,443

Towd Point Mortgage Funding
0.992% due 07/20/2045 •		1,168	1,536

Towd Point Mortgage Funding PLC
0.992% due 07/20/2045 •		623	819
1.236% due 10/20/2051 •		683	901

			11,850

		SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~		1,360	307

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 2.0%

United Kingdom Gilt
0.125% due 03/22/2024 (g)	GBP	4,456	6,450

Total United Kingdom (Cost $39,333)			38,549

UNITED STATES 45.7%

ASSET-BACKED SECURITIES 4.2%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		$334	334

ACE Securities Corp. Home Equity Loan Trust
1.357% due 12/25/2034 •		118	114

Argent Securities Trust
0.757% due 07/25/2036 •		677	265
0.937% due 07/25/2036 •		846	335

Asset-Backed Funding Certificates Trust
0.617% due 01/25/2037 ~		451	298

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
0.697% due 06/25/2047 •	$420	$419
1.192% due 09/25/2035 ~	614	613
1.257% due 09/25/2046 •	77	74

Countrywide Asset-Backed Certificates
0.677% due 09/25/2037 ^•	72	74
4.422% due 10/25/2046 ^~	0	1
4.520% due 07/25/2036 ~	24	23

Countrywide Asset-Backed Certificates Trust, Inc.
1.177% due 07/25/2034 •	113	112

Credit Suisse First Boston Mortgage Securities Corp.
1.077% due 01/25/2032 •	12	11

Credit-Based Asset Servicing & Securitization LLC
0.677% due 07/25/2037 •	199	151

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.309% due 03/25/2037 ^þ	933	450

Fieldstone Mortgage Investment Trust
0.507% due 11/25/2036 •	977	676

First Franklin Mortgage Loan Trust
1.732% due 07/25/2034 •	140	139

Fortress Credit Investments Ltd.
1.933% due 12/17/2026 ~	800	800

GSAA Home Equity Trust
1.357% due 08/25/2037 •	63	63

GSAMP Trust
0.547% due 01/25/2037 •	151	107
0.607% due 12/25/2046 •	650	396
0.997% due 04/25/2036 ~	664	522

HSI Asset Securitization Corp. Trust
0.897% due 12/25/2036 •	517	180

JP Morgan Mortgage Acquisition Trust
0.617% due 08/25/2036 ~	4	2

Massachusetts Educational Financing Authority
1.208% due 04/25/2038 •	28	28

MASTR Asset-Backed Securities Trust
0.937% due 03/25/2036 •	572	439

Merrill Lynch Mortgage Investors Trust
0.677% due 08/25/2037 •	489	299
0.977% due 04/25/2037 •	690	462

Morgan Stanley ABS Capital, Inc. Trust
0.547% due 01/25/2037 •	523	297
0.597% due 10/25/2036 •	571	316
0.597% due 11/25/2036 •	205	119
0.677% due 11/25/2036 •	205	120
0.687% due 10/25/2036 •	757	468
1.102% due 09/25/2035 •	68	68

Renaissance Home Equity Loan Trust
5.797% due 08/25/2036 þ	481	238

Residential Asset Securities Corp. Trust
1.137% due 11/25/2035 •	56	56

Specialty Underwriting & Residential Finance Trust
4.054% due 02/25/2037 ^þ	519	243

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	530	505
2.710% due 01/25/2060 ~	517	506
2.900% due 10/25/2059 ~	2,001	1,968

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031	1,100	1,093

		13,384

CORPORATE BONDS & NOTES 8.1%

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024	400	396

American Airlines Pass-Through Trust
3.600% due 03/22/2029	644	628

Bank of America Corp.
2.551% due 02/04/2028 •	200	191
2.972% due 02/04/2033 •	300	281
3.384% due 04/02/2026 •	200	200

Bayer U.S. Finance LLC
1.836% (US0003M + 1.010%) due 12/15/2023 ~	600	603
4.375% due 12/15/2028	800	819

94	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

British Airways Pass-Through Trust
4.250% due 05/15/2034		$226	$227

Broadcom, Inc.
2.450% due 02/15/2031		400	357
2.600% due 02/15/2033		200	174
3.469% due 04/15/2034		200	186

Charter Communications Operating LLC
3.750% due 02/15/2028		1,100	1,088
3.950% due 06/30/2062		600	487

Citigroup, Inc.
2.876% due 07/24/2023 •		100	100
3.070% due 02/24/2028 •		500	488
3.785% due 03/17/2033 •(j)		400	397

Corebridge Financial, Inc.
3.650% due 04/05/2027 (b)		300	300

CVS Pass-Through Trust
7.507% due 01/10/2032		1,132	1,318

Dell International LLC
6.020% due 06/15/2026		200	217

Discover Bank
3.350% due 02/06/2023		300	303

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		100	95

Equitable Holdings, Inc.
3.900% due 04/20/2023		65	66

Fidelity National Information Services, Inc.
0.750% due 05/21/2023	EUR	300	334
1.700% due 06/30/2022	GBP	200	263

Ford Motor Credit Co. LLC
0.000% due 12/07/2022 •	EUR	100	110
0.207% due 11/15/2023 •		100	108
1.741% (US0003M + 1.235%) due 02/15/2023 ~		$300	298
2.748% due 06/14/2024	GBP	200	255
3.087% due 01/09/2023		$500	501
3.370% due 11/17/2023		300	300
3.375% due 11/13/2025		400	391
4.000% due 11/13/2030		200	189

GA Global Funding Trust
2.250% due 01/06/2027		200	187

General Motors Financial Co., Inc.
3.550% due 07/08/2022		700	704

GLP Capital LP
5.250% due 06/01/2025		200	206

Goldman Sachs Group, Inc.
1.625% due 07/27/2026	EUR	500	555
1.757% due 01/24/2025 •		$700	683
2.908% due 06/05/2023 •		200	200
3.615% due 03/15/2028 •		800	800
4.223% due 05/01/2029 •		200	205

GSK Consumer Healthcare Capital U.S. LLC
3.375% due 03/24/2029		500	495

Helmerich & Payne, Inc.
2.900% due 09/29/2031		200	183

Hyatt Hotels Corp.
1.300% due 10/01/2023		200	195

JPMorgan Chase & Co.
2.947% due 02/24/2028 •		800	782

Kilroy Realty LP
3.450% due 12/15/2024		100	100

Komatsu Finance America, Inc.
2.437% due 09/11/2022		500	500

Las Vegas Sands Corp.
2.900% due 06/25/2025		300	280

Mileage Plus Holdings LLC
6.500% due 06/20/2027		400	418

Morgan Stanley
2.630% due 02/18/2026 •		500	491

Nissan Motor Acceptance Co. LLC
1.656% due 09/28/2022 •		1,000	998
2.450% due 09/15/2028		300	263

Oracle Corp.
2.875% due 03/25/2031 (j)		1,100	1,005
3.950% due 03/25/2051 (j)		200	175

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Organon & Co.
2.875% due 04/30/2028	EUR	100	$106
5.125% due 04/30/2031		$200	193

Pacific Gas & Electric Co.
2.100% due 08/01/2027		100	90
3.150% due 01/01/2026		100	96
3.500% due 06/15/2025		100	98
4.000% due 12/01/2046		100	83
4.550% due 07/01/2030		100	99

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		1,200	1,214

Rio Oil Finance Trust
9.250% due 07/06/2024		623	654

Southern California Edison Co.
0.910% (SOFRRATE + 0.640%) due 04/03/2023 ~		200	200
1.100% (SOFRRATE + 0.830%) due 04/01/2024 ~		200	200

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		200	198

Sprint Spectrum Co. LLC
4.738% due 03/20/2025		150	153

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025		800	798

Walt Disney Co.
3.500% due 05/13/2040		300	293
3.600% due 01/13/2051		300	298

			25,868

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

CenturyLink, Inc.
2.707% (LIBOR03M + 2.250%) due 03/15/2027 ~		302	294

MUNICIPAL BONDS & NOTES 0.1%

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.958% due 06/01/2025		300	289

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2019
4.131% due 06/15/2042		100	99

			388

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.9%

Adjustable Rate Mortgage Trust
2.253% due 01/25/2035 ~		7	7

Banc of America Funding Trust
0.869% due 04/20/2047 ^•		65	64
0.877% due 04/25/2037 ^~		58	56
2.731% due 05/25/2035 ~		64	65
6.000% due 07/25/2037 ^		163	157

Banc of America Mortgage Trust
6.000% due 10/25/2036 ^		58	54

Barclays Commercial Mortgage Securities Trust
1.397% due 07/15/2037 •		800	792

Bayview MSR Opportunity Master Fund Trust
3.000% due 11/25/2051 ~		851	812

BCAP LLC Trust
0.877% due 05/25/2047 •		218	210

Bear Stearns Adjustable Rate Mortgage Trust
2.400% due 02/25/2036 •		17	17
2.744% due 02/25/2034 ~		5	5
3.072% due 04/25/2034 ~		73	73
3.423% due 08/25/2035 ~		4	4

Bear Stearns ALT-A Trust
2.627% due 05/25/2035 ~		72	72
2.834% due 09/25/2035 ^~		223	117

BWAY Mortgage Trust
1.647% due 09/15/2036 •		800	792

BX Commercial Mortgage Trust
1.127% due 10/15/2036 •		900	879

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Mortgage Finance Trust
3.014% due 03/25/2037 ^~	$147	$147
3.153% due 07/25/2037 ~	26	24

Citigroup Mortgage Loan Trust
2.500% due 05/25/2051 ~	374	348
2.552% due 04/25/2037 ^~	159	140

Citigroup Mortgage Loan Trust, Inc.
2.657% due 05/25/2035 ~	26	26

Countrywide Alternative Loan Trust
0.659% due 07/20/2046 ^•	83	64
2.609% due 06/25/2037 ~	145	131
5.500% due 10/25/2035 ^	17	15
5.500% due 02/25/2036 ^	35	27
6.000% due 01/25/2037 ^	275	267
6.000% due 02/25/2037 ^	514	260
6.000% due 05/25/2037 ^	429	268
6.250% due 12/25/2036 ^•	411	241
6.500% due 08/25/2037 ^	322	183
8.000% due 10/25/2036 ^	23	20

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 02/25/2037 ^	123	81
6.250% due 09/25/2036 ^	205	108

Countrywide Home Loan Reperforming REMIC Trust
0.797% due 06/25/2035 •	122	119

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	183	171

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.445% due 02/25/2036 ^þ	227	223

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.522% due 10/25/2033 ~	7	7

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	188	175
2.500% due 01/25/2052 ~	847	788
2.500% due 02/25/2052 ~	375	349
3.000% due 08/26/2052 «~	1,000	952

GSR Mortgage Loan Trust
2.787% due 05/25/2037 ^~	12	8

HarborView Mortgage Loan Trust
2.589% due 07/19/2035 ^~	1	1
2.598% due 02/25/2036 ^~	23	10

Impac Secured Assets Trust
2.767% due 07/25/2035 ~	52	49

IndyMac INDX Mortgage Loan Trust
0.937% due 07/25/2035 •	6	6
2.948% due 12/25/2034 ~	3	3
2.987% due 06/25/2036 ~	173	171

J.P. Morgan Mortgage Trust
3.000% due 12/25/2051 ~	752	720
3.000% due 05/25/2052 ~	2,217	2,114

JP Morgan Alternative Loan Trust
2.694% due 12/25/2036 ~	21	21
3.250% due 05/25/2037 ^~	220	202

JP Morgan Mortgage Trust
2.291% due 02/25/2035 ~	3	3
2.479% due 10/25/2035 ^~	204	182
2.500% due 06/25/2051 ~	554	516
2.500% due 12/25/2051 ~	747	691
3.000% due 01/25/2052 ~	1,493	1,424
3.000% due 04/25/2052 ~	1,490	1,424

JPMorgan Mortgage Trust
3.000% due 03/25/2052 ~	1,573	1,525

Lehman Mortgage Trust
6.000% due 09/25/2037 ^	101	99

Manhattan West Mortgage Trust
2.130% due 09/10/2039	800	741

Merrill Lynch Mortgage Investors Trust
0.877% due 02/25/2036 •	20	19
2.656% due 03/25/2036 ^~	81	50

Morgan Stanley Mortgage Loan Trust
1.357% due 02/25/2036 ^•	23	22
2.772% due 05/25/2036 ^~	155	114
3.220% due 09/25/2035 ^~	106	46

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	673	659
2.750% due 11/25/2059 ~	615	604

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	95

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NYO Commercial Mortgage Trust
1.492% due 11/15/2038 •	$900	$885

Onslow Bay Mortgage Loan Trust
2.500% due 10/25/2051 ~	862	794

PMT Loan Trust
2.500% due 07/25/2051 ~	839	781

Prime Mortgage Trust
0.957% due 02/25/2035 •	107	105
6.000% due 06/25/2036 ^	23	22

Residential Accredit Loans, Inc. Trust
0.557% due 05/25/2037 •	310	303
0.597% due 01/25/2037 ~	219	221
0.717% due 02/25/2037 •	72	87
0.797% due 12/25/2036 •	186	188
0.837% due 07/25/2036 •	240	244
0.857% due 11/25/2036 ^•	164	124
5.000% due 09/25/2036 ^	48	42

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^	15	14

STARM Mortgage Loan Trust
2.113% due 02/25/2037 ^~	92	85

Starwood Mortgage Trust
1.447% due 04/15/2034 •	800	790

Structured Adjustable Rate Mortgage Loan Trust
0.777% due 10/25/2035 ~	75	74
3.020% due 04/25/2036 ^~	118	84

Structured Asset Mortgage Investments Trust
0.857% due 05/25/2036 •	251	232
0.877% due 05/25/2036 •	19	19

Structured Asset Securities Corp.
0.737% due 01/25/2036 •	155	149

Structured Asset Securities Corp. Mortgage Loan Trust
0.747% due 10/25/2036 •	336	310

Thornburg Mortgage Securities Trust
1.197% due 09/25/2034 •	19	19

UWM Mortgage Trust
2.500% due 11/25/2051 ~	1,072	994

WaMu Mortgage Pass-Through Certificates Trust
1.017% due 11/25/2045 •	62	59
1.237% due 10/25/2044 •	56	53
1.541% due 08/25/2042 •	4	4
3.041% due 12/25/2036 ^~	197	191
3.292% due 10/25/2036 ^~	346	333

Washington Mutual Mortgage Pass-Through Certificates Trust
0.777% due 02/25/2037 ^•	375	339
5.500% due 11/25/2035 ^	63	62
6.500% due 08/25/2035 ^	75	72

		28,413

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.5%

AT&T, Inc.
2.875% due 03/02/2025 •(h)	200,000	$216

Bank of America Corp.
5.875% due 03/15/2028 •(h)	600,000	607

Wells Fargo & Co.
3.900% due 03/15/2026 •(h)	800,000	767

		1,590

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 14.1%

Fannie Mae
0.857% due 06/25/2036 •	$27	27
3.000% due 03/01/2060	391	388
3.500% due 01/01/2059	869	879

Freddie Mac
0.456% due 01/15/2038 •	407	404
1.865% due 01/15/2038 ~(a)	407	24

Ginnie Mae
3.000% due 07/20/2046 - 05/20/2047	13	13

Tagua Leasing LLC
1.581% due 11/16/2024	1,757	1,736

Uniform Mortgage-Backed Security
2.000% due 02/01/2052 - 03/01/2052	1,801	1,675
2.500% due 02/01/2051	339	325
3.000% due 02/01/2027 - 06/01/2051	483	474
3.500% due 01/01/2026 - 07/01/2050	712	722
4.000% due 01/01/2037 - 06/01/2050	456	466
4.500% due 05/01/2023 - 08/01/2041	166	176
5.000% due 08/01/2033 - 10/01/2041	77	83
5.500% due 07/01/2035 - 02/01/2041	86	92
6.000% due 06/01/2026 - 09/01/2039	207	224

Uniform Mortgage-Backed Security, TBA
3.000% due 05/01/2052	100	98
3.500% due 04/01/2052 - 06/01/2052	24,100	24,011
4.000% due 05/01/2052	10,765	10,952
4.500% due 05/01/2052	2,000	2,065

		44,834

U.S. TREASURY OBLIGATIONS 9.7%

U.S. Treasury Bonds
1.375% due 11/15/2040	200	164
1.625% due 11/15/2050	2,400	1,970
1.875% due 02/15/2041 (l)	6,300	5,614

U.S. Treasury Inflation Protected Securities (g)
0.125% due 07/15/2030 (n)	548	582
0.125% due 07/15/2031	1,783	1,898

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.500% due 01/15/2028		$6,039	$6,463
2.500% due 01/15/2029 (n)		5,040	6,143
3.875% due 04/15/2029 (n)(p)		684	905

U.S. Treasury Notes
2.875% due 04/30/2025 (n)(p)		7,100	7,174

			30,913

Total United States (Cost $146,941)			145,684

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (k) 0.2%
			541

ISRAEL TREASURY BILLS 0.6%
(0.005)% due 04/06/2022 - 12/07/2022 (e)(f)	ILS	6,500	2,034

Total Short-Term Instruments (Cost $2,603)			2,575

Total Investments in Securities (Cost $389,340)			370,093

		SHARES
INVESTMENTS IN AFFILIATES 1.6%

SHORT-TERM INSTRUMENTS 1.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.6%

PIMCO Short Asset Portfolio		21,848	216

PIMCO Short-Term Floating NAV Portfolio III		520,714	5,056

Total Short-Term Instruments (Cost $5,275)			5,272

Total Investments in Affiliates (Cost $5,275)			5,272

Total Investments 117.8% (Cost $394,615)			$375,365

Financial Derivative Instruments (m)(o) 0.7% (Cost or Premiums, net $(5,863))			2,384

Other Assets and Liabilities, net (18.5)%			(59,110)

Net Assets 100.0%			$318,639

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.

96	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.785%	03/17/2033	03/10/2022	$ 400	$397	0.12%
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	500	464	0.15
Deutsche Bank AG	3.035	05/28/2032	05/28/2021-10/21/2021	1,106	990	0.31
Deutsche Bank AG	3.729	01/14/2032	01/20/2021-01/28/2021	902	804	0.25
Oracle Corp.	2.875	03/25/2031	03/22/2021	1,098	1,005	0.32
Oracle Corp.	3.950	03/25/2051	03/22/2021	200	175	0.06

				$ 4,206	$3,835	1.21%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.160%	01/17/2022	TBD	(2)	GBP	223	United Kingdom Gilt 1.750% due 01/22/2049	$(262)	$292	$292
FICC	0.010	03/31/2022	04/01/2022		$	249	U.S. Treasury Bills 0.000% due 08/04/2022	(254)	249	249

Total Repurchase Agreements								$(516)	$541	$541

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
BPS	(0.540)%	02/14/2022	08/15/2022	EUR	(2,029)	$(2,243)
BRC	(0.530)	02/14/2022	08/15/2022		(17,510)	(19,358)
DEU	0.290	03/11/2022	04/11/2022	$	(911)	(911)
MYI	(0.580)	02/14/2022	08/15/2022	EUR	(3,460)	(3,824)

Total Reverse Repurchase Agreements						$(26,336)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
United Kingdom (0.1)%
Sovereign Issues (0.1)%
United Kingdom Gilt	1.750%	01/22/2049	GBP	200	$(290)	$(264)

United States (11.5)%
U.S. Government Agencies (11.5)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2037		$4,300	(4,248)	(4,176)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2052		19,000	(18,074)	(17,640)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052		14,300	(13,652)	(13,616)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2052		1,000	(978)	(978)
Uniform Mortgage-Backed Security, TBA	3.500	04/01/2037		300	(308)	(306)

Total United States					(37,260)	(36,716)

Total Short Sales (11.6)%					$(37,550)	$(36,980)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	97

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BPS	$292	$(2,243)	$0	$0	$(1,951)	$1,867	$(84)
BRC	0	(19,358)	0	0	(19,358)	19,208	(150)
DEU	0	(911)	0	0	(911)	891	(20)
FICC	249	0	0	0	249	(254)	(5)
MYI	0	(3,824)	0	0	(3,824)	3,865	41

Master Securities Forward Transaction Agreement
RYL	0	0	0)	(264)	(264)	0	(264)

Total Borrowings and Other Financing Transactions	$541	$(26,336)	$0	$(264)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$0	$(25,425)	$(25,425)
U.S. Treasury Obligations	0	(911)	0	0	(911)

Total Borrowings	$0	$(911)	$0	$(25,425)	$(26,336)

Payable for reverse repurchase agreements					$(26,336)

(l)	Securities with an aggregate market value of $26,570 and cash of $189 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(43,951) at a weighted average interest rate of (0.260%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Payable for short sales includes $3 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CME Call Options Strike @ EUR 98.125 on Euribor 1-Year Mid Curve June 2022 Futures	$98.125	06/10/2022	25	$63	$(5)	$(1)
Call - CME Call Options Strike @ EUR 98.375 on Euribor 1-Year Mid Curve April 2022 Futures	98.375	04/14/2022	16	40	(8)	0
Put - CME Put Options Strike @ EUR 97.375 on Euribor 1-Year Mid Curve June 2022 Futures	97.375	06/10/2022	25	63	(7)	(25)
Put - CME Put Options Strike @ EUR 98.375 on Euribor 1-Year Mid Curve April 2022 Futures	98.375	04/14/2022	16	40	(7)	(51)

Total Written Options					$(27)	$(77)

98	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond June Futures	06/2022	46	$	4,363	$(194)	$36	$(15)
Call Options Strike @ EUR 150.000 on Euro-Bobl Bond June 2022 Futures(1)	05/2022	161		1	(1)	0	0
Euro-BTP Italy Government Bond June Futures	06/2022	24		3,672	(67)	31	(3)
U.S. Treasury 10-Year Note June Futures	06/2022	84		10,322	(314)	21	0

					$(576)	$88	$(18)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract June Futures	09/2023	16	$	(3,885)	$22	$0	$(2)
Australia Government 3-Year Note June Futures	06/2022	20		(1,645)	27	0	(7)
Canada Government 10-Year Bond June Futures	06/2022	15		(1,567)	60	0	(7)
Euro-Bobl June Futures	06/2022	240		(34,212)	1,169	96	(202)
Euro-Bund 10-Year Bond June Futures	06/2022	53		(9,302)	431	12	(88)
Euro-OAT France Government 10-Year Bond June Futures	06/2022	137		(22,962)	622	36	(220)
Euro-Schatz June Futures	06/2022	29		(3,553)	20	5	(6)
Japan Government 10-Year Bond June Futures	06/2022	12		(14,756)	100	0	(66)
Put Options Strike @ EUR 131.500 on Euro-Bobl Bond May 2022 Futures(1)	04/2022	9		(27)	(23)	7	(3)
U.S. Treasury 5-Year Note June Futures	06/2022	62		(7,111)	182	0	(9)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	21		(2,845)	93	0	(9)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	5		(886)	26	0	(5)
United Kingdom Long Gilt June Futures	06/2022	105		(16,722)	252	17	(58)

					$2,981	$173	$(682)

Total Futures Contracts					$2,405	$261	$(700)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Barclays Bank PLC	1.000%	Quarterly	12/20/2022	0.285%	EUR	400	$3	$0	$3	$0	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.081	$	1,200	19	(11)	8	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2028	1.368	EUR	700	(9)	(9)	(18)	0	(2)
General Motors Co.	5.000	Quarterly	12/20/2026	1.638	$	400	80	(21)	59	0	0
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.221		300	3	(2)	1	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.339	EUR	1,400	55	(7)	48	0	0
Stellantis NV	5.000	Quarterly	12/20/2026	1.378		400	92	(19)	73	0	0

							$243	$(69)	$174	$0	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Index/Tranches									Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$	200	$(19)	$6	$(13)	$0	$0
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026		400	(38)	12	(26)	0	0
CDX.IG-33 10-Year Index	(1.000)	Quarterly	12/20/2029		2,300	0	0	0	1	0
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		10,700	(71)	1	(70)	0	(4)
CDX.IG-37 10-Year Index	(1.000)	Quarterly	12/20/2031		21,700	(121)	127	6	20	0
CDX.IG-38 10-Year Index	(1.000)	Quarterly	06/20/2032		2,600	16	(8)	8	2	0
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	1,800	(32)	17	(15)	0	0
iTraxx Europe Main 32 10-Year Index	(1.000)	Quarterly	12/20/2029		900	(11)	7	(4)	0	0

						$(276)	$162	$(114)	$23	$(4)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	99

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-37 5-Year Index	1.000%	Quarterly	12/20/2026	$	13,200	$185	$45	$230	$0	$(1)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		13,300	191	27	218	0	(1)

						$376	$72	$448	$0	$(2)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	$17,900	$1	$6	$7	$0	$0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	14,800	0	0	0	0	(6)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024	2,800	0	1	1	0	(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	8,800	1	2	3	1	0

					$2	$9	$11	$1	$(7)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.010%	Annual	02/07/2023	GBP	12,000	$(15)	$(200)	$(215)	$0	$(3)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2024		21,200	(788)	(170)	(958)	0	(30)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2027		1,400	(115)	(8)	(123)	0	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		6,200	(602)	(76)	(678)	26	0
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		500	101	7	108	0	(6)
Pay(7)	1-Day INR-MIBOR Compounded-OIS	5.750	Annual	03/15/2024	INR	2,063,700	36	(51)	(15)	10	0
Pay	1-Day INR-MIBOR Compounded-OIS	5.500	Semi-Annual	12/15/2026		450,300	(57)	(10)	(67)	8	0
Receive	1-Day INR-MIBOR Compounded-OIS	5.750	Semi-Annual	03/16/2027		581,100	23	44	67	0	(5)
Receive	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	03/16/2032		45,300	4	(3)	1	0	(1)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	05/29/2022	JPY	37,000	0	0	0	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	06/19/2022		192,000	0	0	0	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	03/16/2024		930,000	2	3	5	0	(3)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2028		1,820,000	(22)	(159)	(181)	76	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	06/16/2029		24,000	(1)	(2)	(3)	1	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.200	Semi-Annual	06/19/2029		2,000	0	0	0	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		660,000	8	116	124	0	(51)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Annual	12/15/2051		112,000	16	74	90	0	(43)
Receive(7)	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		170,000	42	(52)	(10)	0	(61)
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	03/16/2024	SGD	17,400	53	107	160	0	(10)
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	09/15/2031		100	(1)	7	6	0	(1)
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	09/15/2031		40	(2)	0	(2)	0	0
Pay(7)	1-Day SGD-SIBCSORA Compounded-OIS	2.250	Semi-Annual	06/15/2032		300	0	1	1	2	0
Receive	1-Day USD-SOFR Compounded-OIS	0.250	Annual	12/15/2023	$	3,600	29	85	114	0	(1)
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.320	Annual	12/21/2023		108,300	294	1,238	1,532	0	(21)
Receive(7)	1-Day USD-SOFR Compounded-OIS	2.117	Annual	03/31/2024		6,200	0	40	40	0	(2)
Receive(7)	1-Day USD-SOFR Compounded-OIS	2.209	Annual	03/31/2024		4,800	0	23	23	0	(1)
Pay(7)	1-Day USD-SOFR Compounded-OIS	0.500	Annual	06/15/2024		600	(9)	(14)	(23)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.573	Annual	02/28/2027		50	0	(1)	(1)	0	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		1,400	54	32	86	0	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		16,800	403	32	435	5	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028		700	(2)	40	38	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.618	Annual	02/09/2029		900	(2)	(28)	(30)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.888	Annual	03/22/2029		1,600	(4)	(24)	(28)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.936	Annual	03/25/2029		1,900	(5)	(22)	(27)	2	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		4,400	(181)	(163)	(344)	6	0
Pay	1-Day USD-SOFR Compounded-OIS	1.488	Annual	08/15/2031		2,100	0	(113)	(113)	6	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.695	Annual	11/15/2031		11,100	(19)	(420)	(439)	33	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Annual	12/15/2031		1,800	(29)	123	94	0	(6)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	02/28/2032		100	1	2	3	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.765	Annual	03/16/2032		500	(2)	(13)	(15)	2	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		2,400	23	177	200	0	(8)
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		1,800	124	22	146	0	(6)
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		1,200	43	0	43	1	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/15/2051		200	12	(22)	(10)	2	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052		1,800	(56)	(142)	(198)	15	0
Pay	1-Year BRL-CDI	6.745	Maturity	01/02/2025	BRL	3,500	34	(68)	(34)	1	0

100	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.500%	Semi-Annual	06/17/2022	CAD	1,200	$13	$(10)	$3	$0	$0
Pay(7)	3-Month CAD-Bank Bill	2.060	Semi-Annual	10/28/2023		9,300	0	(73)	(73)	5	0
Pay(7)	3-Month CAD-Bank Bill	2.000	Semi-Annual	11/14/2023		4,100	0	(35)	(35)	2	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		2,100	45	(109)	(64)	2	0
Pay	3-Month CAD-Bank Bill	1.000	Semi-Annual	06/16/2026		600	(7)	(27)	(34)	1	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		3,200	18	(267)	(249)	7	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		200	26	(31)	(5)	2	0
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		100	10	(16)	(6)	1	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.500	Annual	09/15/2026	CHF	11,900	(23)	(521)	(544)	32	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.294	Annual	02/10/2027		1,600	0	(15)	(15)	5	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.283	Annual	02/14/2027		1,200	0	(12)	(12)	4	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.300	Annual	02/15/2027		1,100	0	(10)	(10)	4	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.295	Annual	02/17/2027		700	0	(7)	(7)	2	0
Pay(7)	3-Month CHF-SRFXON3 Compounded-OIS	0.343	Annual	05/16/2027		800	0	(9)	(9)	3	0
Pay(7)	3-Month CHF-SRFXON3 Compounded-OIS	0.368	Annual	06/15/2027		4,500	(10)	(44)	(54)	16	0
Pay	3-Month CNY-CNREPOFIX	2.500	Quarterly	03/16/2027	CNY	43,300	19	(2)	17	0	(10)
Pay(7)	3-Month NZD-BBR	3.000	Semi-Annual	11/01/2023	NZD	8,500	3	(35)	(32)	4	0
Pay(7)	3-Month NZD-BBR	3.000	Semi-Annual	12/15/2023		8,200	(2)	(33)	(35)	4	0
Pay	3-Month NZD-BBR	0.528	Semi-Annual	03/17/2024		250	0	(9)	(9)	0	0
Pay	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028		1,800	196	(204)	(8)	6	0
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	41,100	74	(147)	(73)	3	0
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023	$	4,600	(126)	179	53	0	(1)
Receive(7)	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023		30,200	328	166	494	0	(5)
Receive	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		3,900	(107)	219	112	0	(1)
Receive	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		4,550	(118)	255	137	0	(1)
Receive	3-Month USD-LIBOR	2.959	Semi-Annual	05/31/2025		6,900	(738)	598	(140)	0	(3)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		1,800	39	(136)	(97)	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		4,900	(14)	278	264	0	(1)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		18,700	(216)	1,215	999	1	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		900	(49)	(53)	(102)	1	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		4,100	2	(229)	(227)	3	0
Pay	3-Month USD-LIBOR	1.518	Semi-Annual	01/20/2029		200	(1)	(10)	(11)	0	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/20/2029		1,400	(3)	(66)	(69)	2	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		4,535	218	391	609	0	(12)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041		200	16	19	35	0	(1)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		350	(65)	(13)	(78)	2	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		300	16	(32)	(16)	3	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		1,900	132	(240)	(108)	16	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	13,300	64	(45)	19	1	0
Pay	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	03/16/2027	AUD	1,700	(5)	(65)	(70)	8	0
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030		3,800	(29)	407	378	0	(19)
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2024	EUR	12,700	(286)	(120)	(406)	11	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2027		30,700	(1,651)	(664)	(2,315)	114	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		37,780	(3,503)	(626)	(4,129)	263	0
Receive	6-Month EUR-EURIBOR	0.450	Annual	12/15/2035		300	(19)	53	34	0	(2)
Receive(7)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		150	13	23	36	0	(1)
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		7,200	856	233	1,089	0	(72)
Receive(7)	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		100	7	21	28	0	(1)
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	05/29/2022	JPY	37,000	0	0	0	0	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	06/19/2022		192,000	0	0	0	0	0
Receive	6-Month NOK-NIBOR	1.993	Annual	11/12/2024	NOK	3,100	(14)	18	4	0	(1)
Receive	6-Month NOK-NIBOR	1.635	Annual	03/18/2025		5,300	(16)	35	19	0	(2)
Pay	6-Month PLN-WIBOR	2.585	Annual	10/14/2029	PLN	3,500	0	(110)	(110)	1	0
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	61,200	31	(352)	(321)	9	0
Pay	UKRPI	3.740	Maturity	03/15/2031	GBP	600	0	(126)	(126)	0	(10)
Pay	UKRPI	3.700	Maturity	04/15/2031		300	3	(69)	(66)	0	(5)

							$(5,483)	$(50)	$(5,533)	$737	$(409)

Total Swap Agreements							$(5,138)	$124	$(5,014)	$761	$(424)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	101

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability(8)		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$261	$761	$1,022		$(77)	$(700)	$(433)	$(1,210)

(n)

Securities with an aggregate market value of $3,393 and cash of $4,760 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin liability of $(9) for closed swap agreements is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2022	DKK	17,297		$2,732	$160	$0
	04/2022	EUR	258		284	0	(1)
	04/2022	GBP	89		117	0	0
	04/2022		$3,261	AUD	4,356	0	(1)
	04/2022		459	DKK	2,985	0	(15)
	04/2022		565	GBP	434	5	0
	04/2022		72	HUF	25,232	3	0
	05/2022	AUD	4,356		$3,262	1	0
	05/2022	SEK	220		24	0	0
	05/2022		$743	CNH	4,754	3	0
	06/2022		1,030	HKD	8,044	0	(2)
	06/2022		135	MXN	2,833	5	0
	06/2022		137	MYR	575	0	(1)
	06/2022		342	RON	1,568	5	0
	06/2022		129	THB	4,287	0	0
	06/2022		427	ZAR	6,530	16	0
	07/2022	DKK	2,710		$406	1	0
	07/2022	PEN	4,207		1,047	0	(85)
	07/2022		$1,519	PEN	6,141	133	0
	11/2022		62	ZAR	981	4	0
	05/2023	CNH	4,806		$743	0	(4)

BPS	04/2022	AUD	2,417		1,776	0	(33)
	04/2022	CAD	3,691		2,913	0	(40)
	04/2022	CHF	529		572	2	(3)
	04/2022	DKK	12,445		1,906	55	0
	04/2022	EUR	1,255		1,373	0	(16)

102	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	04/2022		NZD	3,544		$2,399	$0	$(57)
	04/2022			$350	CAD	445	6	0
	04/2022			666	DKK	4,350	0	(19)
	04/2022			2,591	EUR	2,337	11	(17)
	04/2022			137	HUF	47,067	5	0
	04/2022			318	JPY	39,300	5	0
	04/2022			2,393	NOK	21,120	6	0
	04/2022			464	NZD	678	6	0
	05/2022		IDR	1,344,307		$94	0	0
	05/2022		MXN	1,928		93	0	(4)
	05/2022		TWD	20,643		736	14	0
	05/2022			$6,415	CNH	41,008	21	0
	05/2022			518	COP	2,037,121	19	0
	05/2022			325	IDR	4,664,367	0	(1)
	05/2022			1,162	TWD	32,863	0	(13)
	05/2022			79	ZAR	1,246	6	0
	06/2022		SGD	2,897		$2,124	0	(13)
	06/2022			$162	CLP	132,423	5	0
	06/2022			247	ILS	804	5	0
	06/2022			3,159	MYR	13,388	10	0
	06/2022			297	RON	1,391	12	0
	07/2022			18	MXN	368	1	0
	08/2022			317	ZAR	5,067	24	0
	09/2022			736	TWD	20,452	0	(16)
	11/2022			153	ZAR	2,448	11	0
	03/2023		CNH	1,756		$272	0	(1)

BRC	04/2022	«	RUB	9		0	0	0
	05/2022			$158	KRW	191,891	0	0
	06/2022		MYR	403		$95	0	(1)
	06/2022			$159	MYR	671	0	0
	11/2022		ILS	300		$94	0	(1)

CBK	04/2022		BRL	20,036		4,229	21	0
	04/2022		CAD	62		48	0	(1)
	04/2022		DKK	19,825		3,113	165	0
	04/2022		ILS	600		186	1	(3)
	04/2022		PEN	9,178		2,413	0	(76)
	04/2022			$3,829	BRL	20,036	379	0
	04/2022			188	CHF	174	0	0
	04/2022			555	CLP	434,208	0	(6)
	04/2022			384	DKK	2,520	0	(9)
	04/2022			3,542	MXN	76,853	313	0
	04/2022	«		44	RUB	3,335	0	(4)
	05/2022		CNH	44		$7	0	0
	05/2022		KRW	115,176		95	0	0
	05/2022			$82	CNH	524	0	0
	05/2022			158	IDR	2,270,476	0	0
	05/2022	«		86	RUB	6,714	0	(9)
	06/2022		ILS	1,699		$524	0	(9)
	06/2022		MXN	1,399		66	0	(4)
	06/2022		SGD	417		306	0	(1)
	06/2022			$173	CZK	3,998	7	0
	06/2022			419	MXN	8,787	17	0
	06/2022			99	ZAR	1,546	6	0
	08/2022		ILS	913		$282	0	(6)
	09/2022		PEN	2,698		700	0	(23)
	10/2022			1,002		254	0	(14)
	11/2022			5,347		1,347	0	(77)
	12/2022		ILS	2,300		738	9	0
	12/2022			$279	PEN	1,169	32	0
	05/2023		CNH	530		$82	0	0

DUB	04/2022			$2,904	DKK	19,682	23	0
	04/2022	«		76	RUB	5,894	0	(7)
	05/2022	«		228		17,730	0	(26)
	06/2022			482	PLN	2,200	38	0
	07/2022		DKK	19,608		$2,904	0	(22)

GLM	04/2022		BRL	19,551		3,946	0	(161)
	04/2022	«	RUB	2,369		19	0	(8)
	04/2022			$4,127	BRL	19,551	0	(20)
	04/2022			138	HUF	49,653	11	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	103

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	04/2022	«		$243	RUB	18,583	$0	$(25)
	05/2022		CNH	12,458		$1,947	0	(8)
	05/2022			$3,915	BRL	19,551	158	0
	05/2022			2,866	KRW	3,536,058	43	0
	05/2022	«		213	RUB	16,526	0	(25)
	05/2022			761	TWD	21,515	0	(9)
	06/2022		MYR	910		$216	1	0
	06/2022		THB	96		3	0	0
	06/2022			$253	ZAR	3,873	10	0
	08/2022			225	PEN	856	5	0
	11/2022		ILS	1,200		$388	8	0
	11/2022			$65	ZAR	1,039	5	0
	03/2023		CNH	4,599		$712	0	(3)

HUS	04/2022		AUD	1,871		1,398	2	(4)
	04/2022		CAD	139		110	0	(2)
	04/2022		CHF	275		297	0	(1)
	04/2022		EUR	2,647		2,906	0	(23)
	04/2022		GBP	149		195	0	(1)
	04/2022			$553	CHF	507	0	(4)
	04/2022			676	DKK	4,455	2	(16)
	04/2022			842	EUR	765	5	0
	04/2022			1,185	GBP	898	2	(7)
	04/2022			563	NOK	4,855	0	(11)
	04/2022			1,573	NZD	2,268	3	(4)
	04/2022	«		62	RUB	4,824	0	(5)
	05/2022			120	MXN	2,488	4	0
	06/2022		SGD	837		$617	0	0

IND	05/2022			$1,183	CNH	7,568	5	0
	05/2023		CNH	7,651		$1,183	0	(6)

JPM	04/2022		BRL	485		95	0	(7)
	04/2022		DKK	2,365		371	20	0
	04/2022	«	RUB	206,613		2,284	0	(180)
	04/2022			$102	BRL	485	0	0
	04/2022	«		1,284	RUB	138,706	383	0
	05/2022		CNH	1,203		$188	0	0
	05/2022		INR	9,675		126	0	(1)
	05/2022		MXN	1,970		95	0	(4)
	05/2022	«	RUB	70,798		629	0	(177)
	05/2022		TWD	24,449		871	16	0
	05/2022			$13,394	CNH	85,239	7	(25)
	05/2022			196	CNY	1,247	0	(1)
	05/2022			736	IDR	10,561,554	0	(1)
	05/2022			3,979	INR	307,308	42	0
	05/2022			10	KRW	12,378	0	0
	05/2022			336	PHP	17,765	6	0
	06/2022			223	CZK	5,152	8	0
	06/2022			247	KZT	141,755	44	0
	06/2022			204	MXN	4,256	7	0
	06/2022			1,918	THB	63,674	0	(1)
	09/2022			871	TWD	24,218	0	(18)
	09/2022			847	VND	19,472,625	0	(2)
	12/2022		ILS	400		$130	3	0

MBC	05/2022			$81	CLP	64,043	0	0
	05/2022			7,497	CNH	47,631	0	(22)
	05/2022			1,817	IDR	26,073,960	4	(5)
	05/2022			2,149	INR	166,358	28	0

MYI	04/2022		DKK	51,658		$8,153	471	0
	04/2022		GBP	4,534		5,962	5	0
	04/2022			$285	CAD	356	0	0
	04/2022			9,776	DKK	66,150	62	0
	04/2022			23,750	EUR	21,328	0	(156)
	04/2022			885	GBP	679	7	0
	05/2022		EUR	21,328		$23,770	156	0
	05/2022		TWD	9,976		354	5	0
	05/2022			$328	IDR	4,687,590	0	(1)
	05/2022	«		82	RUB	6,393	0	(10)
	05/2022			638	TWD	18,009	0	(8)
	06/2022		SGD	2,022		$1,485	0	(7)
	07/2022		DKK	65,903		9,776	0	(59)

104	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	09/2022			$354	TWD	9,886	$0	$(6)

RBC	06/2022		MXN	3,541		$172	0	(4)

SCX	04/2022		EUR	20,270		22,796	373	0
	04/2022		GBP	14,584		19,573	415	0
	04/2022		JPY	2,611,090		22,685	1,237	0
	04/2022	«		$61	RUB	4,676	0	(6)
	05/2022		GBP	17,345		$22,833	52	0
	05/2022		JPY	2,566,839		21,160	63	0
	05/2022			$78	CLP	61,487	0	0
	05/2022			7,473	CNH	47,518	0	(16)
	05/2022			133	CNY	846	0	0
	05/2022			3,350	INR	259,302	43	(1)
	05/2022			94	PHP	4,953	1	0
	06/2022		SGD	1,971		$1,450	0	(4)
	09/2022		MYR	15,597		3,710	13	0

SOG	05/2022	«		$128	RUB	9,851	0	(16)
	06/2022			307	CZK	7,307	22	0
	06/2022			169	ILS	550	4	0
	06/2022			413	PLN	1,804	13	0

TOR	04/2022		AUD	3,679		$2,640	0	(113)

UAG	04/2022	«		$427	RUB	32,973	0	(40)
	05/2022		MXN	2,833		$137	0	(4)
	05/2022			$189	BRL	906	0	0
	05/2022	«		174	RUB	13,584	0	(19)
	06/2022			471	PLN	2,050	13	0
	06/2022			105	ZAR	1,634	6	0
	11/2022			146		2,297	7	0

Total Forward Foreign Currency Contracts							$5,371	$(1,898)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
CBK	Put - OTC EUR versus CHF	CHF 1.015	05/24/2022	1,319	$ 7	$11

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180%	01/11/2024	1,200	$ 34	$50

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/01/2025	EUR	97.000	05/23/2025	600	$46	$133

Total Purchased Options						$87	$194

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	105

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	500	$ (1)	$ 0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	700	(1)	0
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	1,100	(2)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	200	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	400	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	500	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	2,500	(5)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	2,600	(4)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	800	(4)	(1)

BPS	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	300	(2)	(1)

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	600	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	400	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	600	(1)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	200	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	700	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	700	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	1,600	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	2,000	(3)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	1,300	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	1,000	(4)	(1)

CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	500	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	600	(1)	(1)

DUB	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	900	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	600	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	600	(1)	0

GST	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	04/20/2022	300	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	500	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	800	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	600	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	200	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	700	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	800	(1)	(1)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	400	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	600	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	500	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	500	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	400	(4)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	300	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	07/20/2022	400	(1)	(1)

MYC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	300	(2)	0
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	900	(4)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	300	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	300	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	600	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	2,300	(3)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	700	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	700	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	04/20/2022	200	0	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	500	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	700	(1)	0

						$(78)	$(31)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus CHF	CHF	1.050	05/24/2022	1,319	$(7)	$(3)

106	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.310%	01/11/2024	10,200	$ (33)	$(87)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.650	06/16/2022	5,900	(10)	(2)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400	06/16/2022	5,900	(10)	(31)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.171	04/13/2022	2,700	(9)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.621	04/13/2022	2,700	(9)	(81)

BPS	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	04/07/2022	400	(2)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.700	04/07/2022	400	(2)	(6)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.775	04/19/2022	1,500	(4)	(1)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.175	04/19/2022	1,500	(4)	(10)
	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	600	(45)	(128)

BRC	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	05/09/2022	600	(3)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	05/09/2022	600	(5)	(13)

CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/16/2022	500	(2)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/16/2022	500	(2)	(4)

DUB	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350	08/08/2022	300	(1)	0
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.550	08/08/2022	300	(1)	(3)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.900	05/24/2022	1,700	(9)	(7)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	05/24/2022	1,700	(9)	(7)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	30,200	(60)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	30,200	(60)	(498)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/11/2022	1,000	(4)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/11/2022	1,000	(4)	(8)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.417	04/01/2022	2,500	(12)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.817	04/01/2022	2,500	(12)	(67)

JPM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.820	12/16/2024	2,800	(20)	(14)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	04/08/2022	900	(3)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	04/08/2022	900	(5)	(17)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.670	06/16/2022	2,000	(8)	(4)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.370	06/16/2022	2,000	(8)	(18)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	07/12/2022	1,400	(11)	(1)

							$ (367)	$(1,008)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor	0.000%	1-Month USD-LIBOR	10/07/2022	6,250	$(6)	$0
	Call - OTC 1-Year Interest Rate Floor	0.000	1-Month USD-LIBOR	10/08/2022	3,500	(4)	0

						$(10)	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	$98.391	05/05/2022	100	$(1)	$0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.469	05/05/2022	200	(1)	0

					$(2)	$0

Total Written Options					$(464)	$(1,042)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.029%	$200	$(7)	$6	$0	$(1)

BPS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156	1,500	(37)	21	0	(16)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.192	700	(13)	6	0	(7)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.029	700	(24)	22	0	(2)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156	1,800	(45)	26	0	(19)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.029	1,200	(42)	39	0	(3)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.192	1,300	(25)	12	0	(13)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.029	1,700	(59)	55	0	(4)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156	700	(18)	11	0	(7)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156	900	(22)	12	0	(10)

							$(292)	$210	$0	$(82)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	107

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.574%	$400	$(10)	$15	$5	$0

BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919	100	(5)	1	0	(4)

BRC	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.574	200	(5)	8	3	0

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.574	400	(10)	15	5	0

GST	Emirate of Abu Dhabi Government International Bond	1.000	Quarterly	12/20/2026	0.453	300	9	(1)	8	0

JPM	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919	300	(11)	(2)	0	(13)

							$(32)	$36	$21	$(17)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD 2,034	$2,700	$13	$(12)	$1	$0

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	1,932	2,800	1	(1)	0	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	1,863	2,700	(10)	(1)	0	(11)

							$ 4	$(14)	$ 1	$(11)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month MYR-KLIBOR	3.250%	Quarterly	03/16/2027	MYR	800	$(1)	$2	$1	$0

CBK	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		4,500	5	18	23	0
	Pay	6-Month THB-THBFIX	2.810	Semi-Annual	05/18/2037	THB	29,000	0	29	29	0

JPM	Receive	3-Month COP-IBR Compounded-OIS	5.960	Quarterly	02/11/2029	COP	7,400	0	0	0	0

NGF	Pay	6-Month THB-THBFIX	2.000	Semi-Annual	06/15/2032	THB	37,900	(5)	(13)	0	(18)

								$(1)	$36	$53	$(18)

Total Swap Agreements								$(321)	$268	$75	$(128)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1
BOA	336	50	6	392	(109)	(209)	(1)	(319)	73	0	73
BPS	224	133	0	357	(233)	(146)	(20)	(399)	(42)	0	(42)
BRC	0	0	3	3	(2)	(23)	(28)	(53)	(50)	0	(50)
CBK	950	11	57	1,018	(242)	(8)	(3)	(253)	765	(600)	165
DUB	61	0	0	61	(55)	(17)	0	(72)	(11)	257	246
GLM	241	0	0	241	(259)	(574)	(11)	(844)	(603)	518	(85)
GST	0	0	8	8	0	(3)	(17)	(20)	(12)	14	2
HUS	18	0	0	18	(78)	0	(7)	(85)	(67)	0	(67)
IND	5	0	0	5	(6)	0	0	(6)	(1)	0	(1)

108	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
JPM	$536	$0	$0	$536	$(417)	$(35)	$(23)	$(475)	$61	$0	$61
MBC	32	0	0	32	(27)	0	0	(27)	5	0	5
MYC	0	0	0	0	0	(27)	0	(27)	(27)	(340)	(367)
MYI	706	0	0	706	(247)	0	0	(247)	459	(560)	(101)
NGF	0	0	0	0	0	0	(18)	(18)	(18)	0	(18)
RBC	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
SCX	2,197	0	0	2,197	(27)	0	0	(27)	2,170	(1,850)	320
SOG	39	0	0	39	(16)	0	0	(16)	23	0	23
TOR	0	0	0	0	(113)	0	0	(113)	(113)	0	(113)
UAG	26	0	0	26	(63)	0	0	(63)	(37)	164	127

Total Over the Counter	$5,371	$194	$75	$5,640	$(1,898)	$(1,042)	$(128)	$(3,068)

(p)

Securities with an aggregate market value of $952 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$261	$261
Swap Agreements	0	23	0	0	738	761

	$0	$23	$0	$0	$999	$1,022

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,371	$0	$5,371
Purchased Options	0	0	0	11	183	194
Swap Agreements	0	21	0	1	53	75

	$0	$21	$0	$5,383	$236	$5,640

	$0	$44	$0	$5,383	$1,235	$6,662

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	109

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$77	$77
Futures	0	0	0	0	700	700
Swap Agreements	0	8	0	0	425	433

	$0	$8	$0	$0	$1,202	$1,210

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,898	$0	$1,898
Written Options	0	31	0	3	1,008	1,042
Swap Agreements	0	99	0	11	18	128

	$0	$130	$0	$1,912	$1,026	$3,068

	$0	$138	$0	$1,912	$2,228	$4,278

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$8	$8
Futures	0	0	0	0	2,481	2,481
Swap Agreements	0	(384)	0	0	(6,813)	(7,197)

	$0	$(384)	$0	$0	$(4,324)	$(4,708)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,218	$0	$6,218
Purchased Options	0	0	0	0	(48)	(48)
Written Options	0	156	0	41	599	796
Swap Agreements	0	(62)	0	0	143	81

	$0	$94	$0	$6,259	$694	$7,047

	$0	$(290)	$0	$6,259	$(3,630)	$2,339

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(50)	$(50)
Futures	0	0	0	0	2,985	2,985
Swap Agreements	0	180	0	0	(239)	(59)

	$0	$180	$0	$0	$2,696	$2,876

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$34	$0	$34
Purchased Options	0	0	0	4	(31)	(27)
Written Options	0	3	0	0	(718)	(715)
Swap Agreements	0	84	0	(422)	(55)	(393)

	$0	$87	$0	$(384)	$(804)	$(1,101)

	$0	$267	$0	$(384)	$1,892	$1,775

110	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$60	$0	$60
Australia
Non-Agency Mortgage-Backed Securities	0	174	0	174
Sovereign Issues	0	8,599	0	8,599
Austria
Corporate Bonds & Notes	0	233	0	233
Brazil
Corporate Bonds & Notes	0	3,077	0	3,077
Canada
Corporate Bonds & Notes	0	714	0	714
Non-Agency Mortgage-Backed Securities	0	227	0	227
Sovereign Issues	0	2,155	0	2,155
Cayman Islands
Asset-Backed Securities	0	22,255	0	22,255
Corporate Bonds & Notes	0	3,772	0	3,772
Non-Agency Mortgage-Backed Securities	0	321	0	321
Chile
Corporate Bonds & Notes	0	1,078	0	1,078
Sovereign Issues	0	1,136	0	1,136
China
Sovereign Issues	0	3,128	0	3,128
Colombia
Sovereign Issues	0	194	0	194
Czech Republic
Sovereign Issues	0	243	0	243
Denmark
Corporate Bonds & Notes	0	13,115	0	13,115
Dominican Republic
Sovereign Issues	0	2,159	0	2,159
France
Corporate Bonds & Notes	0	3,878	0	3,878
Sovereign Issues	0	3,676	0	3,676
Germany
Corporate Bonds & Notes	0	6,610	0	6,610
Guatemala
Sovereign Issues	0	210	0	210
India
Corporate Bonds & Notes	0	1,313	0	1,313
Indonesia
Corporate Bonds & Notes	0	870	0	870
Sovereign Issues	0	1,419	0	1,419
Ireland
Asset-Backed Securities	0	4,674	0	4,674
Corporate Bonds & Notes	0	1,159	0	1,159
Israel
Corporate Bonds & Notes	0	385	0	385
Sovereign Issues	0	2,151	0	2,151
Italy
Corporate Bonds & Notes	0	3,401	0	3,401
Sovereign Issues	0	21,414	0	21,414
Japan
Corporate Bonds & Notes	0	1,490	0	1,490
Sovereign Issues	0	20,930	0	20,930
Luxembourg
Corporate Bonds & Notes	0	781	0	781
Malaysia
Corporate Bonds & Notes	0	612	0	612
Sovereign Issues	0	1,186	0	1,186
Mexico
Corporate Bonds & Notes	0	970	0	970
Sovereign Issues	0	203	0	203

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Morocco
Sovereign Issues	$0	$161	$0	$161
Multinational
Corporate Bonds & Notes	0	303	0	303
Netherlands
Corporate Bonds & Notes	0	3,538	0	3,538
Non-Agency Mortgage-Backed Securities	0	293	0	293
Preferred Securities	0	136	0	136
New Zealand
Sovereign Issues	0	300	0	300
Norway
Sovereign Issues	0	281	0	281
Peru
Corporate Bonds & Notes	0	314	0	314
Sovereign Issues	0	5,296	0	5,296
Philippines
Sovereign Issues	0	423	0	423
Qatar
Corporate Bonds & Notes	0	832	0	832
Sovereign Issues	0	932	0	932
Romania
Sovereign Issues	0	2,340	0	2,340
Russia
Sovereign Issues	0	77	0	77
Saudi Arabia
Corporate Bonds & Notes	0	1,308	0	1,308
Sovereign Issues	0	1,409	0	1,409
Serbia
Sovereign Issues	0	1,859	0	1,859
Singapore
Corporate Bonds & Notes	0	1,387	0	1,387
Sovereign Issues	0	7,882	0	7,882
South Africa
Sovereign Issues	0	1,334	0	1,334
South Korea
Sovereign Issues	0	1,832	0	1,832
Spain
Corporate Bonds & Notes	0	698	0	698
Sovereign Issues	0	2,397	0	2,397
Supranational
Corporate Bonds & Notes	0	2,194	0	2,194
Switzerland
Corporate Bonds & Notes	0	5,236	0	5,236
United Arab Emirates
Sovereign Issues	0	551	0	551
United Kingdom
Corporate Bonds & Notes	0	19,942	0	19,942
Non-Agency Mortgage-Backed Securities	0	11,850	0	11,850
Preferred Securities	0	307	0	307
Sovereign Issues	0	6,450	0	6,450
United States
Asset-Backed Securities	0	13,384	0	13,384
Corporate Bonds & Notes	300	25,568	0	25,868
Loan Participations and Assignments	0	294	0	294
Municipal Bonds & Notes	0	388	0	388
Non-Agency Mortgage-Backed Securities	0	27,461	952	28,413
Preferred Securities	0	1,590	0	1,590
U.S. Government Agencies	0	44,834	0	44,834
U.S. Treasury Obligations	0	30,913	0	30,913
Short-Term Instruments
Repurchase Agreements	0	541	0	541
Israel Treasury Bills	0	2,034	0	2,034

	$300	$368,841	$952	$370,093

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	111

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)	March 31, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,272	$0	$0	$5,272

Total Investments	$5,572	$368,841	$952	$375,365

Short Sales, at Value - Liabilities
United Kingdom
Sovereign Issues	$0	$(264)	$0	$(264)
United States
U.S. Government Agencies	0	(36,716)	0	(36,716)

	$0	$(36,980)	$0	$(36,980)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$240	$782	$0	$1,022
Over the counter	0	5,257	383	5,640

	$240	$6,039	$383	$6,662

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(675)	(526)	0	(1,201)
Over the counter	0	(2,511)	(557)	(3,068)

	$(675)	$(3,037)	$(557)	$(4,269)

Total Financial Derivative Instruments	$(435)	$3,002	$(174)	$2,393

Totals	$5,137	$334,863	$778	$340,778

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

112	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 124.0%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$81	$25
1.125% due 07/09/2035 þ		54	15
1.450% due 08/13/2023 (g)	ARS	6,308	33
39.551% (BADLARPP + 2.000%) due 04/03/2022 ~		5,220	27

Provincia de Buenos Aires
42.033% due 04/12/2025		840	4

Total Argentina (Cost $390)			104

AUSTRALIA 2.5%

CORPORATE BONDS & NOTES 0.4%

SGSP Australia Assets Pty. Ltd.
3.300% due 04/09/2023		$700	704

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

RESIMAC Bastille Trust
1.219% due 09/05/2057 •		117	117

SOVEREIGN ISSUES 2.0%

Australia Government International Bond
0.500% due 09/21/2026	AUD	3,300	2,254
1.000% due 11/21/2031		300	190
1.750% due 06/21/2051		200	108
2.500% due 05/21/2030		500	367

Northern Territory Treasury Corp.
2.000% due 04/21/2031		300	201

Treasury Corp. of Victoria
4.250% due 12/20/2032		400	326

			3,446

Total Australia (Cost $4,460)			4,267

CANADA 0.5%

CORPORATE BONDS & NOTES 0.3%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$164	157

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	400	446

			603

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	170	136

SOVEREIGN ISSUES 0.1%

Canada Government Real Return Bond
1.500% due 12/01/2044 (g)		251	240

Total Canada (Cost $1,018)			979

CAYMAN ISLANDS 9.4%

ASSET-BACKED SECURITIES 8.0%

Apidos CLO
1.141% due 07/18/2029 •		$500	496

Arbor Realty Commercial Real Estate Notes Ltd.
1.500% due 01/15/2037 •		500	497

Ares CLO Ltd.
1.291% due 04/18/2031 ~		500	492

Carlyle U.S. CLO Ltd.
1.254% due 04/20/2031 •		500	497

CIFC Funding Ltd.
1.209% due 10/24/2030 •		500	497

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dryden Senior Loan Fund
1.586% due 05/15/2032 •	$500	$495

Gallatin CLO Ltd.
1.177% due 07/15/2031 •	600	597

Halseypoint Clo Ltd.
1.749% due 11/30/2032 •	500	497

KREF Ltd.
1.780% due 02/17/2039 •	500	497

LCM LP
1.118% due 07/19/2027 ~	535	532
1.254% due 07/20/2030 •	500	495
1.294% due 10/20/2027 •	302	301

LoanCore Issuer Ltd.
1.600% due 01/17/2037 •	500	497
1.697% due 11/15/2038 •	500	497

M360 Ltd.
1.947% due 11/22/2038 •	500	497

Marble Point CLO Ltd.
1.281% due 10/15/2030 ~	300	299

MF1 Ltd.
1.400% due 02/19/2037 •	500	497

MP CLO Ltd.
1.131% due 10/18/2028 •	492	490

Palmer Square Loan Funding Ltd.
1.054% due 07/20/2029 •	438	437

Sound Point CLO Ltd.
1.234% due 10/20/2030 •	500	496
1.238% due 07/25/2030 •	500	501

Starwood Commercial Mortgage Trust
1.668% due 04/18/2038 •	500	497

Starwood Mortgage Trust
1.400% due 11/15/2038 •	500	495

Stratus CLO Ltd.
1.043% due 12/29/2029 •	500	497

THL Credit Wind River Clo Ltd.
1.321% due 04/15/2031 •	500	496

TPG Real Estate Finance Issuer Ltd.
1.700% due 02/15/2039 •	500	497

Venture CLO Ltd.
1.121% due 04/15/2027 •	149	149
1.354% due 01/20/2029 •	400	398
1.459% due 07/30/2032 •	500	497

Vibrant CLO Ltd.
1.878% due 06/20/2029 •	344	344

		13,974

CORPORATE BONDS & NOTES 0.7%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027	776	687

SA Global Sukuk Ltd.
2.694% due 06/17/2031	200	190

Sands China Ltd.
5.125% due 08/08/2025	200	199
5.400% due 08/08/2028	200	197

		1,273

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.7%

AREIT Trust
1.477% due 07/17/2026 •	500	499

GPMT Ltd.
1.718% due 07/16/2035 •	430	429

MF1 Multifamily Housing Mortgage Loan Trust
1.293% due 07/15/2036 •	245	241

		1,169

Total Cayman Islands (Cost $16,606)		16,416

CHILE 0.2%

SOVEREIGN ISSUES 0.2%

Chile Government International Bond
2.750% due 01/31/2027	$400	392

Total Chile (Cost $400)		392

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DENMARK 4.1%

CORPORATE BONDS & NOTES 4.1%

Jyske Realkredit AS
1.000% due 10/01/2050	DKK	19,161	$2,462

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		5,613	718
1.500% due 10/01/2053		598	80

Nykredit Realkredit AS
1.000% due 10/01/2050		28,477	3,685
1.000% due 10/01/2053		1,092	140

Total Denmark (Cost $8,112)			7,085

FRANCE 5.6%

CORPORATE BONDS & NOTES 0.5%

BNP Paribas SA
2.159% due 09/15/2029 •		$200	178
3.132% due 01/20/2033 •		200	186

Societe Generale SA
1.488% due 12/14/2026 •		200	181
2.226% due 01/21/2026 •		400	380

			925

SOVEREIGN ISSUES 5.1%

France Government International Bond
0.750% due 05/25/2052	EUR	700	653
2.000% due 05/25/2048 (l)		2,900	3,678
3.250% due 05/25/2045 (l)		3,000	4,601

			8,932

Total France (Cost $8,965)			9,857

GERMANY 2.6%

CORPORATE BONDS & NOTES 2.6%

Deutsche Bank AG
1.625% due 01/20/2027	EUR	600	647
2.625% due 12/16/2024	GBP	100	129
2.625% due 02/12/2026	EUR	300	340
3.035% due 05/28/2032 •(j)		$400	360
3.547% due 09/18/2031 •		200	189
3.700% due 05/30/2024		300	301
3.729% due 01/14/2032 •(j)		200	179
3.950% due 02/27/2023		300	303
3.961% due 11/26/2025 •		600	600

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		500	493

Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	1,500	1,080

Total Germany (Cost $5,031)			4,621

INDIA 0.2%

CORPORATE BONDS & NOTES 0.2%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$300	301

Total India (Cost $301)			301

IRELAND 1.4%

ASSET-BACKED SECURITIES 1.2%

Accunia European CLO DAC
0.950% due 07/15/2030 •	EUR	235	260

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •		316	348

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •		250	274

Dryden Euro CLO BV
0.660% due 04/15/2033 •		250	273

Jubilee CLO DAC
0.610% due 04/15/2030 •		400	439
0.650% due 04/15/2031 •		250	273

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	113

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •		$277	$306

			2,173

CORPORATE BONDS & NOTES 0.2%

AerCap Ireland Capital DAC
1.150% due 10/29/2023		$150	143
1.650% due 10/29/2024		150	142

			285

Total Ireland (Cost $2,652)			2,458

ISRAEL 0.7%

SOVEREIGN ISSUES 0.7%

Israel Government International Bond
0.750% due 07/31/2022	ILS	1,500	471
1.250% due 11/30/2022		300	95
3.800% due 05/13/2060		$400	401
4.125% due 01/17/2048		200	213

Total Israel (Cost $1,171)			1,180

ITALY 2.2%

CORPORATE BONDS & NOTES 1.1%

Banca Carige SpA
0.971% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	700	775

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027		300	325
2.625% due 04/28/2025		200	209

UniCredit SpA
7.830% due 12/04/2023		$600	638

			1,947

SOVEREIGN ISSUES 1.1%

Italy Government International Bond
6.000% due 08/04/2028	GBP	1,200	1,852

Total Italy (Cost $3,745)			3,799

JAPAN 8.4%

CORPORATE BONDS & NOTES 0.7%

Mizuho Financial Group, Inc.
1.128% (US0003M + 0.630%) due 05/25/2024 ~		$600	600

Nissan Motor Co. Ltd.
4.810% due 09/17/2030		200	199

Nomura Holdings, Inc.
2.329% due 01/22/2027		200	187

Sumitomo Mitsui Banking Corp.
0.409% due 11/07/2029	EUR	300	311

			1,297

SOVEREIGN ISSUES 7.7%

Japan Government International Bond
0.100% due 03/10/2028 (g)	JPY	223,454	1,928
0.100% due 06/20/2031		740,000	6,026
0.100% due 09/20/2031		220,000	1,790
0.500% due 03/20/2049		200,000	1,492
0.700% due 12/20/2048		90,000	709
0.700% due 06/20/2051		10,000	78
1.400% due 09/20/2034		160,000	1,485

			13,508

Total Japan (Cost $16,235)			14,805

LUXEMBOURG 0.0%

CORPORATE BONDS & NOTES 0.0%

Sberbank of Russia Via SB Capital SA
5.125% due 10/29/2022		$300	30

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 05/23/2023 (i)		$300	$30

Total Luxembourg (Cost $610)			60

MALAYSIA 0.5%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
3.500% due 04/21/2030		$200	204

SOVEREIGN ISSUES 0.4%

Malaysia Government International Bond
3.828% due 07/05/2034	MYR	1,000	229

Malaysia Government Investment Issue
3.447% due 07/15/2036		1,800	388

			617

Total Malaysia (Cost $837)			821

NETHERLANDS 0.7%

CORPORATE BONDS & NOTES 0.6%

Cooperatieve Rabobank UA
1.826% (US0003M + 0.860%) due 09/26/2023 ~		$600	604

Enel Finance International NV
1.875% due 07/12/2028		200	181
2.650% due 09/10/2024		300	296

			1,081

		SHARES
PREFERRED SECURITIES 0.1%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(h)		105,050	136

Total Netherlands (Cost $1,220)			1,217

		PRINCIPAL AMOUNT (000S)
NORWAY 0.2%

SOVEREIGN ISSUES 0.2%

Kommunalbanken AS
1.900% due 01/19/2027	AUD	500	351

Total Norway (Cost $363)			351

PERU 1.6%

SOVEREIGN ISSUES 1.6%

Peru Government International Bond
1.862% due 12/01/2032		$100	86
5.350% due 08/12/2040	PEN	300	68
5.940% due 02/12/2029		5,100	1,346
6.350% due 08/12/2028		4,600	1,248

Total Peru (Cost $3,115)			2,748

QATAR 0.6%

CORPORATE BONDS & NOTES 0.3%

Qatar Energy
1.375% due 09/12/2026		$200	187
2.250% due 07/12/2031		200	185
3.125% due 07/12/2041		200	182

			554

SOVEREIGN ISSUES 0.3%

Qatar Government International Bond
4.400% due 04/16/2050		200	225
4.817% due 03/14/2049		200	238

			463

Total Qatar (Cost $997)			1,017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ROMANIA 0.4%

SOVEREIGN ISSUES 0.4%

Romania Government International Bond
1.750% due 07/13/2030	EUR	200	$188
2.000% due 04/14/2033		100	89
2.750% due 04/14/2041		100	85
2.875% due 04/13/2042		300	255

Total Romania (Cost $819)			617

SAUDI ARABIA 0.4%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$200	200

SOVEREIGN ISSUES 0.3%

Saudi Government International Bond
4.375% due 04/16/2029		200	217
4.625% due 10/04/2047		300	323

			540

Total Saudi Arabia (Cost $778)			740

SERBIA 0.2%

SOVEREIGN ISSUES 0.2%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	100	94
2.050% due 09/23/2036		200	170

Total Serbia (Cost $344)			264

SINGAPORE 2.5%

CORPORATE BONDS & NOTES 0.2%

BOC Aviation Ltd.
3.500% due 09/18/2027		$300	296

SOVEREIGN ISSUES 2.3%

Singapore Government International Bond
1.625% due 07/01/2031	SGD	3,400	2,363
2.250% due 08/01/2036		100	71
2.875% due 07/01/2029		600	458
2.875% due 09/01/2030		1,400	1,074

			3,966

Total Singapore (Cost $4,367)			4,262

SPAIN 0.9%

CORPORATE BONDS & NOTES 0.2%

Banco Santander SA
1.849% due 03/25/2026		$200	187

CaixaBank SA
3.625% due 09/14/2028 •(h)(i)	EUR	200	189

			376

SOVEREIGN ISSUES 0.7%

Autonomous Community of Catalonia
4.220% due 04/26/2035		100	134

Spain Government International Bond
3.450% due 07/30/2066		800	1,160

			1,294

Total Spain (Cost $1,940)			1,670

SWITZERLAND 2.0%

CORPORATE BONDS & NOTES 2.0%

Credit Suisse AG
6.500% due 08/08/2023 (i)		$1,000	1,028

114	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Group AG
3.800% due 06/09/2023		$600	$606

UBS AG
5.125% due 05/15/2024 (i)		200	205
7.625% due 08/17/2022 (i)		1,100	1,116

UBS Group AG
4.125% due 09/24/2025		500	510

Total Switzerland (Cost $3,483)			3,465

UNITED ARAB EMIRATES 0.1%

SOVEREIGN ISSUES 0.1%

Abu Dhabi Government International Bond
3.875% due 04/16/2050		$200	210

Total United Arab Emirates (Cost $192)			210

UNITED KINGDOM 10.4%

CORPORATE BONDS & NOTES 6.4%

Barclays Bank PLC
7.625% due 11/21/2022 (i)		$1,900	1,948

Barclays PLC
6.125% due 12/15/2025 •(h)(i)		300	307
8.000% due 06/15/2024 •(h)(i)		200	212

British Telecommunications PLC
9.625% due 12/15/2030		400	547

GSK Consumer Healthcare Capital UK PLC
3.125% due 03/24/2025		300	299

HSBC Holdings PLC
3.803% due 03/11/2025 •		200	201
3.973% due 05/22/2030 •		400	401
4.041% due 03/13/2028 •		200	201
4.583% due 06/19/2029 •		400	412

John Lewis PLC
6.125% due 01/21/2025	GBP	100	140

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024		300	387

Lloyds Banking Group PLC
4.650% due 03/24/2026		$500	512

Nationwide Building Society
2.972% due 02/16/2028 •		200	191
3.766% due 03/08/2024 •		300	302

NatWest Group PLC
3.875% due 09/12/2023		300	303

Natwest Group PLC
5.076% due 01/27/2030 •		700	747
5.125% due 05/12/2027 •(h)(i)	GBP	500	649

Reckitt Benckiser Treasury Services PLC
1.514% (US0003M + 0.560%) due 06/24/2022 ~		$500	501

Santander U.K. Group Holdings PLC
6.750% due 06/24/2024 •(h)(i)	GBP	500	680
7.375% due 06/24/2022 •(h)(i)		300	399

Standard Chartered PLC
2.678% due 06/29/2032 •		$500	440
3.785% due 05/21/2025 •		500	501

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	278	421

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		400	533

			11,234

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.9%

Avon Finance PLC
1.197% due 09/20/2048 •		317	416

Eurosail PLC
1.972% due 06/13/2045 •		561	734

Hawksmoor Mortgages
1.240% due 05/25/2053 •		614	808

Ripon Mortgages PLC
1.191% due 08/28/2056 •		1,500	1,963

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stratton Mortgage Funding PLC
0.992% due 07/20/2060 •	$591	$777

Towd Point Mortgage Funding
0.992% due 07/20/2045 •	779	1,024

Towd Point Mortgage Funding PLC
0.992% due 07/20/2045 •	389	512
1.236% due 10/20/2051 •	421	555

		6,789

	SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~	1,110	251

Total United Kingdom (Cost $18,342)		18,274

	PRINCIPAL AMOUNT (000S)
UNITED STATES 53.6%

ASSET-BACKED SECURITIES 4.4%

Amortizing Residential Collateral Trust
1.157% due 10/25/2031 •	$7	7

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.397% due 06/25/2029 •	47	46

Bear Stearns Asset-Backed Securities Trust
1.117% due 10/25/2032 •	3	3
1.257% due 10/27/2032 •	13	13

Citigroup Global Markets Mortgage Securities, Inc.
1.807% due 01/25/2032 •	29	30

Countrywide Asset-Backed Certificates
1.137% due 12/25/2036 ^•	22	18

Countrywide Asset-Backed Certificates Trust, Inc.
1.197% due 08/25/2047 •	96	93

Credit Suisse First Boston Mortgage Securities Corp.
1.077% due 01/25/2032 •	6	6

First Franklin Mortgage Loan Trust
0.572% due 07/25/2036 •	365	348

GSAMP Trust
1.102% due 11/25/2035 ^•	2,773	2,624

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ	378	360

Morgan Stanley ABS Capital, Inc. Trust
0.567% due 03/25/2037 •	1,457	746
0.707% due 07/25/2036 •	69	61

Morgan Stanley Home Equity Loan Trust
0.807% due 04/25/2037 •	229	146

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^þ	669	367

SMB Private Education Loan Trust
1.290% due 07/15/2053	238	227
1.497% due 07/15/2053 •	60	60

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	353	336
2.710% due 01/25/2060 ~	310	304
2.900% due 10/25/2059 ~	1,298	1,276

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031	700	695

		7,766

CORPORATE BONDS & NOTES 4.7%

AT&T, Inc.
3.100% due 02/01/2043	100	87
3.300% due 02/01/2052	100	86

Bayer U.S. Finance LLC
4.250% due 12/15/2025	200	204

Boeing Co.
3.250% due 02/01/2028	200	193

BP Capital Markets America, Inc.
3.790% due 02/06/2024	400	407

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

British Airways Pass-Through Trust
3.300% due 06/15/2034		$186	$176
3.350% due 12/15/2030		81	77

Broadcom, Inc.
2.450% due 02/15/2031		100	89
2.600% due 02/15/2033		100	87
3.419% due 04/15/2033		200	187

Campbell Soup Co.
3.650% due 03/15/2023		58	59

Citigroup, Inc.
3.290% due 03/17/2026 •(j)		300	299

Corebridge Financial, Inc.
3.650% due 04/05/2027 (b)		100	100

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		100	95

Ford Motor Credit Co. LLC
2.300% due 02/10/2025		300	285
3.087% due 01/09/2023		400	401
3.096% due 05/04/2023		200	200
3.375% due 11/13/2025		200	196
4.000% due 11/13/2030		200	189

GA Global Funding Trust
2.250% due 01/06/2027		150	140

General Motors Financial Co., Inc.
3.550% due 07/08/2022		100	100

GLP Capital LP
5.300% due 01/15/2029		300	316

Goldman Sachs Group, Inc.
0.836% (SOFRRATE + 0.700%) due 01/24/2025 ~		700	696
3.000% due 03/15/2024		500	500

Hyatt Hotels Corp.
1.300% due 10/01/2023		100	97

Kilroy Realty LP
3.450% due 12/15/2024		100	100

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	400	520

Organon & Co.
4.125% due 04/30/2028		$200	191

Pacific Gas & Electric Co.
3.450% due 07/01/2025		100	98
4.450% due 04/15/2042		100	89

Principal Life Global Funding
1.375% due 01/10/2025		100	95

San Diego Gas & Electric Co.
3.600% due 09/01/2023		200	203

Southern California Edison Co.
0.910% (SOFRRATE + 0.640%) due 04/03/2023 ~		200	200
1.100% (SOFRRATE + 0.830%) due 04/01/2024 ~		100	100

Southern Co.
2.950% due 07/01/2023		400	402

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023		100	100

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		100	99

Sprint Spectrum Co. LLC
4.738% due 03/20/2025		150	153

Wells Fargo & Co.
1.529% (US0003M + 1.230%) due 10/31/2023 ~		500	502

			8,118

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.9%

CenturyLink, Inc.
2.707% (LIBOR03M + 2.250%) due 03/15/2027 ~		302	294

Charter Communications Operating LLC
2.210% (LIBOR03M + 1.750%) due 02/01/2027 ~		1,230	1,221

			1,515

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	115

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.4%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	$500	$579

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.958% due 06/01/2025	200	193

		772

NON-AGENCY MORTGAGE-BACKED SECURITIES 12.9%

Adjustable Rate Mortgage Trust
2.583% due 09/25/2035 ^~	16	15

American Home Mortgage Assets Trust
0.647% due 05/25/2046 ^•	397	349

Banc of America Funding Trust
2.606% due 02/20/2036 ~	113	113
3.482% due 01/20/2047 ^~	24	23

Banc of America Mortgage Trust
2.803% due 05/25/2035 ^~	95	94

Bayview MSR Opportunity Master Fund Trust
3.000% due 11/25/2051 ~	473	451

BCAP LLC Trust
0.844% due 01/26/2047 •	63	60
5.250% due 04/26/2037	122	83

Bear Stearns Adjustable Rate Mortgage Trust
2.365% due 10/25/2033 ~	10	10
2.442% due 05/25/2034 ~	23	22
2.500% due 08/25/2033 ~	15	15
2.594% due 08/25/2033 ~	2	2
2.731% due 11/25/2034 ~	16	16
2.744% due 02/25/2034 ~	2	2
3.001% due 05/25/2034 ~	26	25
3.133% due 05/25/2047 ^~	86	84

Bear Stearns ALT-A Trust
2.874% due 09/25/2035 ^~	219	162
3.222% due 11/25/2036 ^~	104	66

Bear Stearns Structured Products, Inc. Trust
2.728% due 01/26/2036 ^~	348	300

BIG Commercial Mortgage Trust
1.643% due 02/15/2039 •	500	497

Chase Mortgage Finance Trust
2.326% due 02/25/2037 ~	27	27
3.153% due 07/25/2037 ~	20	18

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	12	11

Citigroup Global Markets Mortgage Securities, Inc.
0.957% due 05/25/2032 •	3	3

Citigroup Mortgage Loan Trust
2.500% due 05/25/2051 ~	280	261
2.821% due 08/25/2035 ~	17	18
3.185% due 09/25/2037 ^~	312	295

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.257% due 09/25/2035 ^~	326	308

Countrywide Alternative Loan Trust
0.807% due 05/25/2037 ^•	138	42
0.837% due 09/25/2046 ^•	325	318
0.877% due 07/25/2046 ^~	20	19
1.117% due 09/25/2035 •	289	223
1.641% due 11/25/2035 •	84	78
2.181% due 11/25/2035 •	65	61
3.118% due 02/25/2037 ^~	153	152
5.250% due 06/25/2035 ^	38	35
6.000% due 01/25/2037 ^	290	208
6.250% due 12/25/2036	941	556
6.250% due 08/25/2037 ^	78	54

Countrywide Home Loan Mortgage Pass-Through Trust
1.097% due 03/25/2035 •	429	382
1.117% due 02/25/2035 •	92	91
1.217% due 09/25/2034 •	4	4
2.485% due 11/25/2035 ^~	7	6
2.696% due 11/25/2034 ~	33	33
3.095% due 08/25/2034 ^~	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	$3	$3

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.103% due 07/25/2033 ~	3	3

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	92	85

DBUBS Mortgage Trust
0.736% due 11/10/2046 ~(a)	394	0

GreenPoint Mortgage Funding Trust
0.637% due 01/25/2037 •	118	113
0.857% due 10/25/2046 ^•	539	531
0.877% due 04/25/2036 •	99	96

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.522% due 10/25/2033 ~	2	2

GS Mortgage Securities Trust
1.915% due 11/10/2045 ~(a)	3,785	11

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	94	87
2.500% due 01/25/2052 ~	470	438
2.500% due 02/25/2052 ~	188	175
2.500% due 08/26/2052 ~	500	462
3.000% due 08/26/2052 «~	1,000	952

GSR Mortgage Loan Trust
2.880% due 03/25/2033 •	6	7
2.910% due 09/25/2035 ~	14	14

HarborView Mortgage Loan Trust
0.639% due 09/19/2037 ~	193	187
0.991% due 12/19/2036 ^•	190	181
2.665% due 07/19/2035 ^~	15	12

IndyMac INDX Mortgage Loan Trust
0.837% due 09/25/2046 •	474	444
0.857% due 11/25/2046 •	578	576
2.948% due 12/25/2034 ~	13	13

J.P. Morgan Mortgage Trust
3.000% due 12/25/2051 ~	470	450
3.000% due 05/25/2052 ~	1,446	1,379

JP Morgan Alternative Loan Trust
5.500% due 11/25/2036 ^~	3	2

JP Morgan Chase Commercial Mortgage Securities Trust
0.927% due 12/15/2047 ~(a)	10,889	52

JP Morgan Mortgage Trust
1.844% due 11/25/2033 ~	14	14
2.500% due 10/25/2051 ~	441	410
2.500% due 12/25/2051 ~	467	432
2.764% due 11/25/2035 ^~	15	13
3.000% due 01/25/2052 ~	187	178
3.000% due 04/25/2052 ~	186	178

JPMorgan Mortgage Trust
3.000% due 03/25/2052 ~	885	858

Luminent Mortgage Trust
0.627% due 12/25/2036 •	802	758

MASTR Alternative Loan Trust
0.857% due 03/25/2036 ^•	153	15

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.837% due 12/15/2030 ~	46	45

Merrill Lynch Mortgage Investors Trust
0.877% due 02/25/2036 •	16	15
1.811% due 02/25/2033 ~	17	17

Morgan Stanley Bank of America Merrill Lynch Trust
1.007% due 05/15/2046 ~(a)	9,293	58

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	428	419
2.750% due 11/25/2059 ~	369	363

NYO Commercial Mortgage Trust
1.492% due 11/15/2038 •	500	492

OBX Trust
1.107% due 06/25/2057 •	39	39
3.000% due 01/25/2052 ~	395	378

Onslow Bay Mortgage Loan Trust
2.500% due 10/25/2051 ~	479	441

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PMT Loan Trust
2.500% due 07/25/2051 ~	$466	$434

Ready Capital Mortgage Financing LLC
1.407% due 07/25/2036 •	500	492

Residential Accredit Loans, Inc. Trust
0.607% due 02/25/2047 •	280	125

Residential Asset Securitization Trust
6.500% due 08/25/2036 ^	444	182

Residential Funding Mortgage Securities, Inc. Trust
3.023% due 09/25/2035 ^~	40	28
6.500% due 03/25/2032	4	4

Sequoia Mortgage Trust
1.149% due 10/19/2026 •	21	21
1.149% due 07/20/2033 •	108	107
2.566% due 04/20/2035 ~	131	136

Structured Adjustable Rate Mortgage Loan Trust
2.329% due 04/25/2034 ~	22	23
2.459% due 02/25/2034 ~	16	16

Structured Asset Mortgage Investments Trust
0.837% due 07/25/2046 ^•	116	97
0.877% due 05/25/2036 •	144	139
0.949% due 07/19/2035 •	242	233
1.029% due 07/19/2034 •	19	19

Structured Asset Securities Corp.
0.737% due 01/25/2036 •	103	99

Structured Asset Securities Corp. Mortgage Loan Trust
0.747% due 10/25/2036 •	231	213

Thornburg Mortgage Securities Trust
3.211% due 06/25/2037 •	305	282
3.261% due 06/25/2047 ^•	178	158

UBS-Barclays Commercial Mortgage Trust
1.572% due 12/10/2045 ~(a)	10,296	36

UWM Mortgage Trust
2.500% due 11/25/2051 ~	585	542

WaMu Mortgage Pass-Through Certificates Trust
1.037% due 07/25/2045 •	148	145
1.077% due 01/25/2045 •	58	57
1.723% due 09/25/2046 •	758	753
1.723% due 10/25/2046 •	20	20
1.723% due 11/25/2046 •	211	204
2.366% due 03/25/2033 ~	81	80
2.461% due 03/25/2034 ~	46	47
2.585% due 06/25/2033 ~	10	10
2.732% due 08/25/2034 ~	81	83
2.755% due 09/25/2036 ~	56	54
2.777% due 03/25/2035 ~	46	48
2.867% due 04/25/2035 ~	231	230
2.918% due 08/25/2046 ^~	308	300

Washington Mutual Mortgage Pass-Through Certificates Trust
1.081% due 07/25/2046 ^•	150	101

Wells Fargo-RBS Commercial Mortgage Trust
1.123% due 03/15/2045 ~(a)	7,607	41

		22,550

	SHARES
PREFERRED SECURITIES 0.4%

AT&T, Inc.
2.875% due 03/02/2025 •(h)	100,000	108

Bank of America Corp.
5.875% due 03/15/2028 •(h)	500,000	505

		613

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 22.1%

Fannie Mae
0.857% due 06/25/2036 •	$15	16
0.957% due 10/25/2040 •	47	47
1.640% due 12/01/2034 •	33	34
1.945% due 05/01/2035 •	10	10
2.246% due 03/01/2024 •	1	1
2.423% due 11/01/2034 •	216	226

116	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 03/01/2060	$234	$233
3.500% due 01/01/2059	522	528
6.500% due 11/01/2036	60	61

Freddie Mac
0.456% due 01/15/2038 •	257	255
0.774% due 09/25/2022 ~(a)	4,260	10
0.929% due 11/25/2022 ~(a)	5,250	21
0.997% due 12/15/2037 - 07/15/2040 •	231	233
1.341% due 10/25/2044 •	506	516
1.865% due 01/15/2038 ~(a)	257	15
2.082% due 04/01/2037 •	3	3
2.273% due 02/01/2029 •	3	3
2.500% due 05/01/2023 •	1	1
6.000% due 12/15/2024	6	6

Ginnie Mae
1.625% (H15T1Y + 1.500%) due 07/20/2022 - 09/20/2026 ~	4	4
1.750% (H15T1Y + 1.500%) due 12/20/2023 - 12/20/2025 ~	2	3
1.750% due 11/20/2026 - 12/20/2026 •	3	3
1.875% (H15T1Y + 1.500%) due 05/20/2022 - 06/20/2023 ~	1	2
1.875% due 05/20/2028 - 05/20/2030 •	7	8
2.000% (H15T1Y + 1.500%) due 02/20/2024 ~	5	5
2.000% due 01/20/2030 - 05/20/2030 •	14	14
3.000% due 07/20/2046	7	7

Uniform Mortgage-Backed Security
2.000% due 02/01/2052 - 03/01/2052	1,001	930
2.500% due 02/01/2051	506	484
3.000% due 10/01/2049 - 06/01/2051	715	703
3.500% due 10/01/2034 - 07/01/2050	561	568
4.000% due 06/01/2050	204	209
4.500% due 08/01/2023 - 06/01/2044	153	161

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
2.500% due 04/01/2052		$500	$477
3.000% due 04/01/2052 - 05/01/2052		4,400	4,295
3.500% due 05/01/2037 - 06/01/2052		21,400	21,339
4.000% due 05/01/2052		5,500	5,595
4.500% due 05/01/2052		1,600	1,652

			38,678

U.S. TREASURY OBLIGATIONS 7.8%

U.S. Treasury Bonds
1.375% due 11/15/2040		1,100	900
1.625% due 11/15/2050		100	82
1.875% due 02/15/2041		2,300	2,050

U.S. Treasury Inflation Protected Securities (g)
0.500% due 01/15/2028		2,735	2,927
2.500% due 01/15/2029 (n)(p)		982	1,197

U.S. Treasury Notes
2.875% due 04/30/2025 (p)		6,400	6,467

			13,623

Total United States (Cost $93,162)			93,635

SHORT-TERM INSTRUMENTS 12.0%

REPURCHASE AGREEMENTS (k) 1.3%
			2,374

ISRAEL TREASURY BILLS 1.4%
0.010% due 04/06/2022 - 01/04/2023 (d)(e)	ILS	7,900	2,471

JAPAN TREASURY BILLS 9.1%
(0.079)% due 06/27/2022 - 07/04/2022 (d)(e)	JPY	1,930,000	15,857

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 0.2%
0.424% due 06/21/2022 (e)(f)(p)	$271	$271

Total Short-Term Instruments (Cost $21,237)		20,973

Total Investments in Securities (Cost $220,892)		216,588

	SHARES
INVESTMENTS IN AFFILIATES 5.8%

SHORT-TERM INSTRUMENTS 5.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.8%

PIMCO Short Asset Portfolio	18,620	183

PIMCO Short-Term Floating NAV Portfolio III	1,032,096	10,022

Total Short-Term Instruments (Cost $10,209)		10,205

Total Investments in Affiliates (Cost $10,209)		10,205

Total Investments 129.8% (Cost $231,101)		$226,793

Financial Derivative Instruments (m)(o) (0.7)% (Cost or Premiums, net $(1,880))		(1,311)

Other Assets and Liabilities, net (29.1)%		(50,769)

Net Assets 100.0%		$174,713

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc. 3.290% due 03/17/2026	03/10/2022	$300	$299	0.17%
Deutsche Bank AG 3.035% due 05/28/2032	05/25/2021 - 05/28/2021	400	360	0.21
Deutsche Bank AG 3.729% due 01/14/2032	01/21/2021	200	179	0.10

		$900	$838	0.48%

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	117

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$2,374	U.S. Treasury Bills 0.000% due 08/04/2022	$(2,421)	$2,374	$2,374

Total Repurchase Agreements						$(2,421)	$2,374	$2,374

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
MYI	(0.580)%	02/14/2022	08/15/2022	EUR	(8,590)	$(9,495)

Total Reverse Repurchase Agreements						$(9,495)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (17.0)%
U.S. Government Agencies (17.0)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2037	$2,700	$(2,668)	$(2,623)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2052	19,300	(18,357)	(17,918)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052	7,900	(7,542)	(7,522)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2052	1,000	(978)	(978)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2052	600	(612)	(613)

Total Short Sales (17.0)%				$(30,157)	$(29,654)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$2,374	$0	$0	$2,374	$(2,421)	$(47)
MYI	0	(9,495)	0	(9,495)	9,457	(38)

Total Borrowings and Other Financing Transactions	$2,374	$(9,495)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$0	$(9,495)	$(9,495)

Total Borrowings	$0	$0	$0	$(9,495)	$(9,495)

Payable for reverse repurchase agreements					$(9,495)

(l)	Securities with an aggregate market value of $9,040 and cash of $417 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(14,015) at a weighted average interest rate of (0.257%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

118	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CME Call Options Strike @ EUR 98.125 on Euribor 1-Year Mid Curve June 2022 Futures	$98.125	06/10/2022	15	$38	$(3)	$(1)
Call - CME Call Options Strike @ EUR 98.375 on Euribor 1-Year Mid Curve April 2022 Futures	98.375	04/14/2022	10	25	(5)	0
Put - CME Put Options Strike @ EUR 97.375 on Euribor 1-Year Mid Curve June 2022 Futures	97.375	06/10/2022	15	38	(4)	(15)
Put - CME Put Options Strike @ EUR 98.375 on Euribor 1-Year Mid Curve April 2022 Futures	98.375	04/14/2022	10	25	(4)	(31)

Total Written Options					$(16)	$(47)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond June Futures	06/2022	7	$	664	$(32)	$5	$(2)
Call Options Strike @ EUR 150.000 on Euro-Bobl Bond June 2022 Futures(1)	05/2022	45		0	0	0	0
Call Options Strike @ EUR 186.000 on Euro-Bund June 2022 Futures(1)	05/2022	50		1	0	0	0
Call Options Strike @ EUR 190.000 on Euro-OAT France Government 10-Year Bond June 2022 Futures(1)	05/2022	216		2	0	0	0
Call Options Strike @ EUR 200.000 on Euro-Bund June 2022 Futures(1)	05/2022	93		1	0	0	0
Call Options Strike @ GBP 185.000 on United Kingdom Gilt June 2022 Futures(1)	05/2022	114		0	(2)	0	0
Canada Government 10-Year Bond June Futures	06/2022	8		835	(37)	4	0
Euro-BTP Italy Government Bond June Futures	06/2022	79		12,087	(549)	103	(10)
U.S. Treasury 10-Year Note June Futures	06/2022	22		2,703	(79)	6	0

					$(699)	$118	$(12)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract June Futures	09/2023	10	$	(2,428)	$14	$0	$(1)
Australia Government 3-Year Note June Futures	06/2022	12		(987)	16	0	(4)
Euro-Bobl June Futures	06/2022	41		(5,845)	124	17	(35)
Euro-Bund 10-Year Bond June Futures	06/2022	81		(14,217)	463	21	(135)
Euro-Buxl 30-Year Bond June Futures	06/2022	4		(824)	35	1	(13)
Euro-OAT France Government 10-Year Bond June Futures	06/2022	199		(33,354)	913	57	(319)
Japan Government 10-Year Bond June Futures	06/2022	5		(6,148)	43	0	(28)
Put Options Strike @ EUR 131.500 on Euro-Bobl Bond May 2022 Futures(1)	04/2022	6		(18)	(15)	5	(2)
U.S. Treasury 5-Year Note June Futures	06/2022	22		(2,523)	58	0	(3)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	2		(271)	4	0	0
U.S. Treasury 30-Year Bond June Futures	06/2022	2		(300)	7	0	(1)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	2		(354)	6	0	(1)
United Kingdom Long Gilt June Futures	06/2022	105		(16,722)	273	18	(58)

					$1,941	$119	$(600)

Total Futures Contracts					$1,242	$237	$(612)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	119

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Ford Motor Credit Co. LLC	(5.000)%	Quarterly	06/20/2022	0.950%	$300	$(47)	$44	$(3)	$0	$0
Kraft Heinz Foods Co.	(1.000)	Quarterly	06/20/2022	0.207	500	(6)	5	(1)	0	0

						$(53)	$49	$(4)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
General Motors Co.	5.000%	Quarterly	12/20/2026	1.638%	$ 100	$19	$(4)	$15	$0	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	1.016	EUR 200	1	(1)	0	0	0
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.221	$ 300	7	(6)	1	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.339	EUR 500	15	2	17	0	0
Stellantis NV	5.000	Quarterly	12/20/2026	1.378	500	108	(16)	92	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	0.473	600	(20)	31	11	0	0

						$130	$6	$136	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$ 300	$(25)	$6	$(19)	$0	$0
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026	1,200	(114)	35	(79)	0	0
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030	5,100	(31)	(2)	(33)	0	(2)
CDX.IG-37 10-Year Index	(1.000)	Quarterly	12/20/2031	6,500	(34)	36	2	6	0
CDX.IG-38 10-Year Index	(1.000)	Quarterly	06/20/2032	1,300	8	(4)	4	1	0
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR 1,300	(11)	0	(11)	0	0
iTraxx Europe Main 32 10-Year Index	(1.000)	Quarterly	12/20/2029	600	(10)	7	(3)	0	0

					$(217)	$78	$(139)	$7	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-37 5-Year Index	1.000%	Quarterly	12/20/2026	$	4,400	$51	$26	$77	$0	$0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		11,700	168	23	191	0	(1)
iTraxx Crossover 36 5-Year Index	5.000	Quarterly	12/20/2026	EUR	400	31	5	36	0	(1)
iTraxx Crossover 37 5-Year Index	5.000	Quarterly	06/20/2027		100	7	1	8	0	0

						$257	$55	$312	$0	$(2)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022	$	3,500	$0	$1	$1	$0	$0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		8,000	1	3	4	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		9,500	0	0	0	0	(4)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024		1,700	0	0	0	0	(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024		5,200	1	1	2	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024		1,900	0	0	0	0	0

						$2	$5	$7	$1	$(5)

120	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.010%	Annual	02/07/2023	GBP	7,200	$(9)	$(122)	$(131)	$0	$(1)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	1.250	Annual	10/28/2023		7,300	(10)	(89)	(99)	0	(5)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2024		13,300	(508)	(93)	(601)	0	(22)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2027		700	(57)	(4)	(61)	0	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		5,700	(553)	(70)	(623)	25	0
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		1,700	361	6	367	0	(20)
Pay(7)	1-Day INR-MIBOR Compounded-OIS	5.750	Annual	03/15/2024	INR	1,254,700	19	(28)	(9)	6	0
Receive	1-Day INR-MIBOR Compounded-OIS	5.750	Semi-Annual	03/16/2027		347,200	18	22	40	0	(3)
Receive	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	03/16/2032		25,900	2	(2)	0	0	(1)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	06/19/2022	JPY	1,500,000	0	(2)	(2)	1	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	03/16/2024		550,000	1	2	3	0	(2)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2028		750,000	(11)	(64)	(75)	31	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.200	Semi-Annual	06/19/2029		970,000	(89)	119	30	0	(46)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		220,000	1	40	41	0	(17)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Semi-Annual	06/19/2039		350,000	6	80	86	0	(70)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Annual	12/15/2051		10,000	6	2	8	0	(4)
Receive(7)	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		160,000	46	(55)	(9)	0	(66)
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	03/16/2024	SGD	9,600	29	59	88	0	(6)
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	09/15/2031		140	(1)	9	8	0	(1)
Pay(7)	1-Day SGD-SIBCSORA Compounded-OIS	2.250	Semi-Annual	06/15/2032		100	0	0	0	1	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.320	Annual	12/21/2023	$	68,800	187	786	973	0	(13)
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.430	Annual	03/31/2024		100	1	1	2	0	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	2.117	Annual	03/31/2024		3,900	0	25	25	0	(1)
Receive(7)	1-Day USD-SOFR Compounded-OIS	2.209	Annual	03/31/2024		4,000	0	19	19	0	(1)
Pay(7)	1-Day USD-SOFR Compounded-OIS	0.500	Annual	06/15/2024		8,000	(123)	(187)	(310)	3	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	0.500	Annual	06/15/2024		300	3	9	12	0	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2024		1,600	(22)	(1)	(23)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	12/15/2026		100	(1)	(4)	(5)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	12/15/2026		900	(5)	(43)	(48)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.573	Annual	02/28/2027		50	0	(1)	(1)	0	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		19,000	812	362	1,174	0	(3)
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		900	24	0	24	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028		100	0	(5)	(5)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.618	Annual	02/09/2029		600	(1)	(19)	(20)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.888	Annual	03/22/2029		1,000	(3)	(14)	(17)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.936	Annual	03/25/2029		1,100	(3)	(13)	(16)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.488	Annual	08/15/2031		1,300	0	(70)	(70)	4	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.695	Annual	11/15/2031		8,000	(13)	(303)	(316)	24	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	02/28/2032		100	1	2	3	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.765	Annual	03/16/2032		300	(1)	(8)	(9)	1	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		1,500	93	32	125	0	(5)
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		1,300	(53)	(52)	(105)	4	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		1,400	52	2	54	2	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052		2,800	(260)	(62)	(322)	22	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052		900	(25)	(74)	(99)	8	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		200	11	1	12	1	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022	CAD	600	3	(1)	2	0	0
Pay(7)	3-Month CAD-Bank Bill	2.060	Semi-Annual	10/28/2023		44,600	3	(353)	(350)	17	(8)
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		700	0	(39)	(39)	2	0
Pay	3-Month CAD-Bank Bill	1.250	Semi-Annual	06/16/2031		1,100	(63)	(52)	(115)	23	0
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		300	0	(17)	(17)	2	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.500	Annual	09/15/2026	CHF	3,000	(16)	(121)	(137)	8	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.294	Annual	02/10/2027		800	0	(8)	(8)	3	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.283	Annual	02/14/2027		700	0	(7)	(7)	2	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.300	Annual	02/15/2027		700	0	(7)	(7)	2	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.295	Annual	02/17/2027		300	0	(3)	(3)	1	0
Pay(7)	3-Month CHF-SRFXON3 Compounded-OIS	0.343	Annual	05/16/2027		500	0	(6)	(6)	2	0
Pay(7)	3-Month CHF-SRFXON3 Compounded-OIS	0.368	Annual	06/15/2027		2,800	(6)	(27)	(33)	10	0
Pay(7)	3-Month NZD-BBR	3.000	Semi-Annual	11/01/2023	NZD	28,400	(9)	(98)	(107)	13	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022	$	350	4	(5)	(1)	0	0
Pay	3-Month USD-LIBOR	0.250	Semi-Annual	03/30/2023		1,300	1	(22)	(21)	0	0
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		4,950	0	57	57	0	(1)
Receive(7)	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023		18,700	203	103	306	0	(3)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		11,000	228	(151)	77	0	(2)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/18/2024		1,500	74	(48)	26	0	0
Receive	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		3,900	0	112	112	0	(1)
Receive	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		4,900	0	147	147	0	(1)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		4,100	404	(390)	14	0	(1)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		6,400	171	(517)	(346)	1	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	121

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	Semi-Annual	12/15/2026	$	9,200	$(101)	$596	$495	$0	$(1)
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		3,100	(46)	(299)	(345)	2	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		600	(28)	(40)	(68)	0	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		4,000	52	(274)	(222)	3	0
Pay	3-Month USD-LIBOR	1.518	Semi-Annual	01/20/2029		300	(1)	(16)	(17)	0	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/20/2029		900	(2)	(42)	(44)	1	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/26/2029		200	(1)	(9)	(10)	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041		100	2	15	17	0	(1)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		1,500	64	300	364	0	(13)
Receive	3-Month USD-LIBOR	2.100	Semi-Annual	08/25/2051		300	0	10	10	0	(3)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		300	(13)	29	16	0	(3)
Receive	3-Month USD-LIBOR	2.090	Semi-Annual	12/23/2051		550	0	18	18	0	(5)
Receive	3-Month USD-LIBOR	1.620	Semi-Annual	01/27/2052		150	0	21	21	0	(1)
Pay	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	03/16/2027	AUD	2,100	(6)	(81)	(87)	10	0
Pay	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	06/16/2031		3,400	41	(312)	(271)	18	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2024	EUR	4,800	(107)	(47)	(154)	6	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2027		20,900	(1,267)	(309)	(1,576)	82	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		19,820	(1,829)	(337)	(2,166)	146	0
Receive	6-Month EUR-EURIBOR	0.450	Annual	12/15/2035		100	(9)	20	11	0	(1)
Receive(7)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		100	0	24	24	0	(1)
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		7,750	828	345	1,173	0	(83)
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	06/19/2022	JPY	1,500,000	0	(3)	(3)	0	0
Receive	6-Month NOK-NIBOR	1.993	Annual	11/12/2024	NOK	2,600	(1)	5	4	0	(1)
Receive	6-Month NOK-NIBOR	1.635	Annual	03/18/2025		2,600	0	9	9	0	(1)
Pay	6-Month PLN-WIBOR	2.585	Annual	10/14/2029	PLN	2,300	0	(72)	(72)	1	0
Pay	UKRPI	3.740	Maturity	03/15/2031	GBP	300	0	(63)	(63)	0	(5)
Pay	UKRPI	3.700	Maturity	04/15/2031		800	8	(185)	(177)	0	(14)

							$(1,494)	$(1,957)	$(3,451)	$491	$(438)

Total Swap Agreements							$(1,375)	$(1,764)	$(3,139)	$499	$(447)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)		Total	Market Value	Variation Margin Liability(8)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$248	$513	$761	$(47)	$(660)	$(447)	$(1,154)

(n)

Securities with an aggregate market value of $163 and cash of $4,812 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $11 and liability of $(48) for closed futures and unsettled variation margin asset of $14 for closed swap agreements is outstanding at period end.

122	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2022		AUD	48		$35	$0	$(1)
	04/2022		DKK	10,293		1,626	95	0
	04/2022			$236	GBP	181	2	0
	04/2022			36	HUF	12,667	2	0
	05/2022		CAD	174		$135	0	(4)
	05/2022		EUR	424		470	0	0
	05/2022			$2,839	CAD	3,615	52	0
	05/2022			196	CHF	180	0	(1)
	05/2022			733	CNH	4,691	3	0
	05/2022			1,554	EUR	1,402	6	(7)
	05/2022			313	JPY	37,700	0	(3)
	05/2022			115	NOK	995	0	(2)
	05/2022			749	SEK	7,013	0	(2)
	06/2022			43	HKD	335	0	0
	06/2022			113	MXN	2,365	4	0
	06/2022			137	MYR	575	0	(1)
	06/2022			70	RON	319	1	0
	06/2022			404	ZAR	6,180	15	0
	07/2022		JPY	820,000		$6,740	0	(14)
	07/2022			$1,021	PEN	4,125	89	0
	05/2023		CNH	4,742		$733	0	(4)

BPS	04/2022		AUD	1,516		1,120	0	(14)
	04/2022		DKK	4,185		636	14	0
	04/2022		GBP	139		186	4	0
	04/2022		NZD	64		43	0	(1)
	04/2022			$742	AUD	1,020	21	0
	04/2022			373	DKK	2,435	0	(11)
	04/2022			198	GBP	150	0	(1)
	04/2022			69	HUF	23,629	2	0
	04/2022			441	NZD	645	6	0
	05/2022		CHF	51		$54	0	(1)
	05/2022		EUR	667		747	8	0
	05/2022			$1,680	CAD	2,132	25	0
	05/2022			197	COP	775,874	7	0
	05/2022			30,188	EUR	26,627	4	(693)
	05/2022			180	IDR	2,587,502	0	0
	06/2022		SGD	1,622		$1,189	0	(7)
	06/2022			$93	CLP	76,345	3	0
	06/2022			178	ILS	579	4	0
	06/2022			1,895	MYR	8,032	6	0
	06/2022			60	RON	283	2	0
	03/2023		CNH	1,511		$234	0	(1)

BRC	05/2022		JPY	38,200		314	0	0
	05/2022		KRW	208,894		172	0	0
	06/2022			$57	MYR	241	0	0

CBK	04/2022		BRL	3,091		$652	3	0
	04/2022		DKK	4,728		747	44	0
	04/2022		ILS	300		92	0	(2)
	04/2022		PEN	1,519		377	0	(35)
	04/2022			$591	BRL	3,091	58	0
	04/2022			555	CLP	434,618	0	(5)
	04/2022			482	DKK	3,135	0	(15)
	04/2022			1,542	MXN	33,454	136	0
	04/2022			2,291	PEN	8,575	38	0
	04/2022	«		5	RUB	418	0	(1)
	05/2022		CNH	630		$98	0	(1)
	05/2022		IDR	3,405,201		237	0	0
	05/2022		KRW	69,106		57	0	0
	05/2022			$81	CNH	518	0	0
	05/2022			414	EUR	363	0	(12)
	05/2022	«		9	RUB	735	0	(1)
	06/2022		ILS	500		$154	0	(3)
	06/2022		SGD	272		200	0	(1)
	06/2022			$39	CZK	892	2	0
	08/2022		ILS	1,523		$461	0	(19)
	09/2022		PEN	1,011		262	0	(9)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	123

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	11/2022		ILS	304		$96	$0	$0
	11/2022		PEN	4,868		1,226	0	(70)
	12/2022		ILS	2,100		669	4	0
	12/2022		PEN	7,056		1,833	0	(41)
	12/2022			$25	PEN	106	3	0
	01/2023		ILS	1,700		$539	0	(1)
	03/2023		PEN	1,519		393	0	(7)
	05/2023		CNH	524		81	0	0

DUB	04/2022		NZD	3,985		2,668	0	(94)
	04/2022			$1,494	DKK	10,126	12	0
	04/2022	«		9	RUB	736	0	(1)
	05/2022			192	CAD	240	0	0
	05/2022			433	EUR	390	0	(1)
	05/2022	«		25	RUB	1,960	0	(3)
	06/2022			100	PLN	455	8	0
	07/2022		DKK	10,088		$1,494	0	(12)

GLM	04/2022		BRL	2,798		565	0	(23)
	04/2022		PEN	7,056		1,773	0	(144)
	04/2022			$591	BRL	2,798	0	(3)
	04/2022			69	HUF	24,927	6	0
	04/2022	«		53	RUB	4,093	0	(5)
	05/2022		CNH	12,292		$1,921	0	(8)
	05/2022			$560	BRL	2,798	23	0
	05/2022			3,245	EUR	2,868	5	(73)
	05/2022			2,124	KRW	2,621,390	32	0
	05/2022	«		24	RUB	1,827	0	(3)
	06/2022		MYR	7,426		$1,766	7	0
	06/2022		THB	27		1	0	0
	06/2022			$212	ZAR	3,252	8	0
	08/2022			57	PEN	219	2	0
	11/2022		ILS	3,000		$972	23	0
	03/2023		CNH	3,940		610	0	(3)

HUS	04/2022		AUD	1,452		1,087	2	(1)
	04/2022		DKK	880		138	7	0
	04/2022		GBP	232		307	2	0
	04/2022			$334	DKK	2,185	1	(10)
	04/2022			504	GBP	380	0	(4)
	04/2022			1,432	NZD	2,065	3	(4)
	04/2022	«		8	RUB	601	0	(1)
	05/2022		CHF	478		$521	3	0
	05/2022		EUR	2,785		3,049	0	(37)
	05/2022			$325	EUR	295	2	0
	05/2022			10,750	JPY	1,240,856	3	(551)
	05/2022			329	MXN	6,841	12	0
	05/2022			574	NOK	4,950	0	(11)
	06/2022		JPY	1,110,000		$9,362	223	0
	06/2022		SGD	392		289	0	0

IND	05/2022			$15,645	CNH	99,989	45	0
	05/2023		CNH	7,548		$1,167	0	(6)

JPM	04/2022		DKK	1,790		272	6	0
	04/2022	«	RUB	23,196		256	0	(20)
	04/2022	«		$144	RUB	15,505	43	0
	05/2022		CNH	4,481		$704	1	(1)
	05/2022	«	RUB	7,815		69	0	(20)
	05/2022			$127	CNH	815	1	0
	05/2022			1,165	CNY	7,399	0	(3)
	05/2022			498	IDR	7,140,539	0	(1)
	05/2022			2,284	NOK	20,335	25	0
	06/2022		SGD	101		$74	0	0
	06/2022			$50	CZK	1,150	2	0
	06/2022			184	MXN	3,833	7	0
	06/2022			541	THB	17,977	0	0
	12/2022		ILS	300		$97	2	0

MBC	04/2022		BRL	293		57	0	(4)
	04/2022			$62	BRL	293	0	0
	05/2022		CNH	2,924		$460	1	0
	05/2022			$78	CLP	61,671	0	0
	05/2022			1,434	IDR	20,569,939	3	(4)
	08/2022			77	PEN	293	2	0

124	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
MYI	04/2022		CAD	523		$419	$0	$0
	04/2022		DKK	31,816		5,012	281	0
	04/2022		GBP	108		143	1	0
	04/2022			$5,030	DKK	34,034	32	0
	04/2022			1,052	GBP	805	6	(1)
	05/2022		CLP	51,512		$65	0	0
	05/2022		JPY	41,400		351	11	0
	05/2022			$182	IDR	2,600,377	0	(1)
	05/2022			371	JPY	42,700	0	(20)
	05/2022	«		9	RUB	707	0	(1)
	06/2022		SGD	1,132		$832	0	(4)
	07/2022		DKK	35,277		5,235	1	(30)
	08/2022		PEN	287		77	0	0

RBC	05/2022		CHF	55		59	0	(1)
	05/2022		JPY	35,500		308	16	0
	05/2022			$1,579	CHF	1,456	0	(1)
	06/2022		MXN	24,088		$1,169	0	(26)

SCX	04/2022		GBP	4,303		5,775	123	0
	04/2022	«		$8	RUB	586	0	(1)
	05/2022		CHF	121		$132	1	0
	05/2022		CNH	2,311		363	1	0
	05/2022		GBP	3,266		4,299	10	0
	05/2022			$293	CHF	269	0	(1)
	05/2022			75	CLP	59,123	0	0
	05/2022			789	CNY	5,019	0	(2)
	06/2022		SGD	1,104		$812	0	(2)
	09/2022		MYR	1,593		379	1	0

SOG	05/2022	«		$14	RUB	1,093	0	(2)
	06/2022			68	CZK	1,631	5	0
	06/2022			122	ILS	396	3	0
	06/2022			85	PLN	373	3	0

TOR	04/2022			2,290	AUD	3,191	98	0

UAG	04/2022	«		16	RUB	1,256	0	(1)
	05/2022		BRL	297		$62	0	0
	05/2022		CAD	156		122	0	(3)
	05/2022		CHF	67		73	0	0
	05/2022			$362	CAD	461	6	0
	05/2022	«		19	RUB	1,493	0	(2)
	06/2022			97	PLN	424	3	0

Total Forward Foreign Currency Contracts							$1,787	$(2,141)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
CBK	Put - OTC EUR versus CHF	CHF	1.015	05/24/2022	845	$4	$7

GLM	Put - OTC EUR versus USD		$0.960	05/30/2022	12,000	1	1

MBC	Put - OTC EUR versus USD		1.050	04/07/2022	10,000	1	0
	Put - OTC EUR versus USD		0.900	04/13/2022	7,000	1	0

						$7	$8

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180%	01/11/2024	700	$ 20	$29

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/01/2025	EUR	97.000	05/23/2025	300	$23	$67

Total Purchased Options						$50	$104

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	125

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	600	$(1)	$0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	700	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	100	0	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	300	0	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	200	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	1,000	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	1,000	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	400	(2)	(1)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	200	0	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	200	(1)	(1)

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	800	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	500	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	400	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	100	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	400	0	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	400	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	900	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	800	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	400	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	600	(3)	(1)

CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	200	0	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	600	(1)	(1)

DUB	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	200	(1)	0
	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	05/18/2022	100	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	500	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	300	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	400	(1)	0

GST	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	05/18/2022	100	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	04/20/2022	300	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	200	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	400	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	300	0	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	200	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	500	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	500	(1)	(1)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	400	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	300	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	400	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	300	0	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	100	(1)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	100	(1)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	100	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	07/20/2022	600	(2)	(1)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.200	07/20/2022	500	(2)	(1)

MYC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	200	(1)	0
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	200	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	200	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	300	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	400	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	600	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	100	0	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	600	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	04/20/2022	500	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	400	0	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	500	(1)	0

						$(46)	$(18)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus CHF	CHF	1.050	05/24/2022	845	$(5)	$(2)

126	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.310%	01/11/2024	6,500	$(21)	$(55)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.650	06/16/2022	3,600	(6)	(1)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400	06/16/2022	3,600	(6)	(19)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.171	04/13/2022	1,700	(5)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.621	04/13/2022	1,700	(5)	(51)

BPS	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	04/07/2022	300	(2)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.700	04/07/2022	300	(2)	(5)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.775	04/19/2022	900	(2)	(1)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.175	04/19/2022	900	(2)	(6)
	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	300	(23)	(64)

BRC	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	05/09/2022	300	(1)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	05/09/2022	300	(3)	(6)

CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/16/2022	300	(1)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/16/2022	300	(1)	(3)

DUB	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350	08/08/2022	200	(1)	0
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.550	08/08/2022	200	(1)	(2)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.900	05/24/2022	1,000	(5)	(4)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	05/24/2022	1,000	(5)	(4)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	18,700	(37)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	18,700	(37)	(309)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/11/2022	600	(2)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/11/2022	600	(2)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.417	04/01/2022	1,500	(8)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.817	04/01/2022	1,500	(7)	(40)

JPM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.820	12/16/2024	1,700	(12)	(8)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	04/08/2022	500	(2)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	04/08/2022	500	(3)	(9)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.670	06/16/2022	1,200	(5)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.370	06/16/2022	1,200	(5)	(11)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	07/12/2022	900	(7)	0

							$ (219)	$(606)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor	0.000%	1-Month USD-LIBOR	10/07/2022	4,250	$(4)	$0
	Call - OTC 1-Year Interest Rate Floor	0.000	1-Month USD-LIBOR	10/08/2022	2,000	(2)	0

						$(6)	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	$98.391	05/05/2022	100	$(1)	$0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.469	05/05/2022	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.617	05/05/2022	200	(1)	0

					$(2)	$0

Total Written Options					$(278)	$(626)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.029%	$	100	$(3)	$3	$0	$0

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.029		1,500	(54)	50	0	(4)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		1,600	(39)	22	0	(17)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.192		500	(10)	5	0	(5)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.029		800	(27)	25	0	(2)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		900	(23)	13	0	(10)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	127

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

Counterparty	Reference Entity	Fixed (Pay) Rate		Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
											Asset	Liability
CBK	Japan Government International Bond	(1.000	) %	Quarterly	06/20/2022	0.029%	$	300	$(10)	$9	$0	$(1)

GST	China Government International Bond	(1.000)		Quarterly	06/20/2023	0.192		1,000	(19)	9	0	(10)
	Japan Government International Bond	(1.000)		Quarterly	06/20/2022	0.029		1,400	(49)	45	0	(4)

HUS	South Korea Government International Bond	(1.000)		Quarterly	06/20/2023	0.156		500	(13)	8	0	(5)

JPM	South Korea Government International Bond	(1.000)		Quarterly	06/20/2023	0.156		200	(5)	3	0	(2)

									$(252)	$192	$0	$(60)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.574%	$	400	$(9)	$14	$5	$0

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.574		200	(5)	8	3	0

GST	Emirate of Abu Dhabi Government International Bond	1.000	Quarterly	12/20/2026	0.453		200	6	(1)	5	0

								$(8)	$21	$13	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	$678	AUD	900	$5	$(5)	$0	$0

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	1,380		2,000	0	0	0	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	1,311		1,900	(7)	0	0	(7)

								$(2)	$(5)	$0	$(7)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month MYR-KLIBOR	3.250%	Quarterly	03/16/2027	MYR	400	$0	$1	$1	$0

CBK	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		2,200	2	9	11	0

								$2	$10	$12	$0

Total Swap Agreements								$(260)	$218	$25	$(67)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$269	$29	$1	$299	$(39)	$(129)	$0	$(168)	$131	$0	$131
BPS	106	67	0	173	(729)	(77)	(21)	(827)	(654)	395	(259)
BRC	0	0	5	5	0	(12)	(17)	(29)	(24)	54	30

128	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
CBK	$288	$7	$14	$309	$(223)	$(6)	$(1)	$(230)	$79	$0	$79
DUB	20	0	0	20	(111)	(10)	0	(121)	(101)	0	(101)
GLM	106	1	0	107	(262)	(355)	(7)	(624)	(517)	539	22
GST	0	0	5	5	0	(3)	(14)	(17)	(12)	0	(12)
HUS	258	0	0	258	(619)	0	(5)	(624)	(366)	32	(334)
IND	45	0	0	45	(6)	0	0	(6)	39	0	39
JPM	87	0	0	87	(45)	(21)	(2)	(68)	19	0	19
MBC	6	0	0	6	(8)	0	0	(8)	(2)	271	269
MYC	0	0	0	0	0	(13)	0	(13)	(13)	(220)	(233)
MYI	332	0	0	332	(57)	0	0	(57)	275	(260)	15
RBC	16	0	0	16	(28)	0	0	(28)	(12)	0	(12)
SCX	136	0	0	136	(6)	0	0	(6)	130	0	130
SOG	11	0	0	11	(2)	0	0	(2)	9	0	9
TOR	98	0	0	98	0	0	0	0	98	0	98
UAG	9	0	0	9	(6)	0	0	(6)	3	0	3

Total Over the Counter	$1,787	$104	$25	$1,916	$(2,141)	$(626)	$(67)	$(2,834)

(p)

Securities with an aggregate market value of $1,290 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	129

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$11	$0	$0	$0	$237	$248
Swap Agreements	0	7	0	0	506	513

	$11	$7	$0	$0	$743	$761

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,787	$0	$1,787
Purchased Options	0	0	0	8	96	104
Swap Agreements	0	13	0	0	12	25

	$0	$13	$0	$1,795	$108	$1,916

	$11	$20	$0	$1,795	$851	$2,677

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$47	$47
Futures	0	0	0	0	660	660
Swap Agreements	0	4	0	0	443	447

	$0	$4	$0	$0	$1,150	$1,154

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,141	$0	$2,141
Written Options	0	18	0	2	606	626
Swap Agreements	0	60	0	7	0	67

	$0	$78	$0	$2,150	$606	$2,834

	$0	$82	$0	$2,150	$1,756	$3,988

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	3,055	3,055
Swap Agreements	0	(341)	0	0	(3,139)	(3,480)

	$0	$(341)	$0	$0	$(80)	$(421)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,734)	$0	$(3,734)
Purchased Options	0	0	0	(6)	(32)	(38)
Written Options	0	102	0	37	476	615
Swap Agreements	0	(78)	0	0	90	12

	$0	$24	$0	$(3,703)	$534	$(3,145)

	$0	$(317)	$0	$(3,703)	$454	$(3,566)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(31)	$(31)
Futures	0	0	0	0	1,425	1,425
Swap Agreements	0	252	0	0	(2,909)	(2,657)

	$0	$252	$0	$0	$(1,515)	$(1,263)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$917	$0	$917
Purchased Options	0	0	0	0	(21)	(21)
Written Options	0	1	0	(1)	(542)	(542)
Swap Agreements	0	83	0	(296)	9	(204)

	$0	$84	$0	$620	$(554)	$150

	$0	$336	$0	$620	$(2,069)	$(1,113)

130	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$104	$0	$104
Australia
Corporate Bonds & Notes	0	704	0	704
Non-Agency Mortgage-Backed Securities	0	117	0	117
Sovereign Issues	0	3,446	0	3,446
Canada
Corporate Bonds & Notes	0	603	0	603
Non-Agency Mortgage-Backed Securities	0	136	0	136
Sovereign Issues	0	240	0	240
Cayman Islands
Asset-Backed Securities	0	13,974	0	13,974
Corporate Bonds & Notes	0	1,273	0	1,273
Non-Agency Mortgage-Backed Securities	0	1,169	0	1,169
Chile
Sovereign Issues	0	392	0	392
Denmark
Corporate Bonds & Notes	0	7,085	0	7,085
France
Corporate Bonds & Notes	0	925	0	925
Sovereign Issues	0	8,932	0	8,932
Germany
Corporate Bonds & Notes	0	4,621	0	4,621
India
Corporate Bonds & Notes	0	301	0	301
Ireland
Asset-Backed Securities	0	2,173	0	2,173
Corporate Bonds & Notes	0	285	0	285
Israel
Sovereign Issues	0	1,180	0	1,180
Italy
Corporate Bonds & Notes	0	1,947	0	1,947
Sovereign Issues	0	1,852	0	1,852
Japan
Corporate Bonds & Notes	0	1,297	0	1,297
Sovereign Issues	0	13,508	0	13,508
Luxembourg
Corporate Bonds & Notes	0	60	0	60
Malaysia
Corporate Bonds & Notes	0	204	0	204
Sovereign Issues	0	617	0	617
Netherlands
Corporate Bonds & Notes	0	1,081	0	1,081
Preferred Securities	0	136	0	136
Norway
Sovereign Issues	0	351	0	351
Peru
Sovereign Issues	0	2,748	0	2,748
Qatar
Corporate Bonds & Notes	0	554	0	554
Sovereign Issues	0	463	0	463
Romania
Sovereign Issues	0	617	0	617
Saudi Arabia
Corporate Bonds & Notes	0	200	0	200
Sovereign Issues	0	540	0	540
Serbia
Sovereign Issues	0	264	0	264

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Singapore
Corporate Bonds & Notes	$0	$296	$0	$296
Sovereign Issues	0	3,966	0	3,966
Spain
Corporate Bonds & Notes	0	376	0	376
Sovereign Issues	0	1,294	0	1,294
Switzerland
Corporate Bonds & Notes	0	3,465	0	3,465
United Arab Emirates
Sovereign Issues	0	210	0	210
United Kingdom
Corporate Bonds & Notes	0	11,234	0	11,234
Non-Agency Mortgage-Backed Securities	0	6,789	0	6,789
Preferred Securities	0	251	0	251
United States
Asset-Backed Securities	0	7,766	0	7,766
Corporate Bonds & Notes	100	8,018	0	8,118
Loan Participations and Assignments	0	1,515	0	1,515
Municipal Bonds & Notes	0	772	0	772
Non-Agency Mortgage-Backed Securities	0	21,598	952	22,550
Preferred Securities	0	613	0	613
U.S. Government Agencies	0	38,678	0	38,678
U.S. Treasury Obligations	0	13,623	0	13,623
Short-Term Instruments
Repurchase Agreements	0	2,374	0	2,374
Israel Treasury Bills	0	2,471	0	2,471
Japan Treasury Bills	0	15,857	0	15,857
U.S. Treasury Cash Management Bills	0	271	0	271

	$100	$215,536	$952	$216,588

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,205	$0	$0	$10,205

Total Investments	$10,305	$215,536	$952	$226,793

Short Sales, at Value - Liabilities
United States
U.S. Government Agencies	$0	$(29,654)	$0	$(29,654)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	231	505	0	736
Over the counter	0	1,873	43	1,916

	$231	$2,378	$43	$2,652

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(606)	(500)	0	(1,106)
Over the counter	0	(2,772)	(62)	(2,834)

	$(606)	$(3,272)	$(62)	$(3,940)

Total Financial Derivative Instruments	$(375)	$(894)	$(19)	$(1,288)

Totals	$9,930	$184,988	$933	$195,851

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	131

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.7%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$184	$56
1.125% due 07/09/2035 þ		122	35
1.450% due 08/13/2023 (f)	ARS	11,385	60
39.551% (BADLARPP + 2.000%) due 04/03/2022 ~		13,660	70

Total Argentina (Cost $956)			221

AUSTRALIA 1.9%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

RESIMAC Bastille Trust
1.219% due 09/05/2057 •		$398	398

SOVEREIGN ISSUES 1.9%

Australia Government International Bond
0.500% due 09/21/2026	AUD	16,700	11,406
1.000% due 11/21/2031		1,500	950
1.750% due 06/21/2051		800	431
2.500% due 05/21/2030		2,300	1,687

Northern Territory Treasury Corp.
2.000% due 04/21/2031		1,100	738

Treasury Corp. of Victoria
4.250% due 12/20/2032		1,500	1,224

			16,436

Total Australia (Cost $17,743)			16,834

CANADA 0.2%

CORPORATE BONDS & NOTES 0.1%

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,100	1,226

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	509	409

SOVEREIGN ISSUES 0.1%

Canada Government Real Return Bond
1.500% due 12/01/2044 (f)		503	480

Total Canada (Cost $2,170)			2,115

CAYMAN ISLANDS 7.6%

ASSET-BACKED SECURITIES 6.5%

American Money Management Corp. CLO Ltd.
1.111% due 04/17/2029 •		$1,550	1,549
1.218% due 04/14/2029 •		1,118	1,115

Apidos CLO
1.141% due 07/18/2029 •		2,200	2,181
1.171% due 07/17/2030 •		2,200	2,198

Arbor Realty Commercial Real Estate Notes Ltd.
1.500% due 01/15/2037 •		2,300	2,289

Ares CLO Ltd.
1.291% due 04/18/2031 ~		2,200	2,165

ASSURANT CLO Ltd.
1.294% due 10/20/2031 •		2,100	2,085

Carlyle U.S. CLO Ltd.
1.254% due 04/20/2031 •		2,100	2,086

CIFC Funding Ltd.
1.209% due 10/24/2030 •		2,100	2,088

Dryden Senior Loan Fund
1.586% due 05/15/2032 •		2,300	2,279

Elevation CLO Ltd.
1.208% due 10/25/2030 •		2,200	2,182

Gallatin CLO Ltd.
1.177% due 07/15/2031 •		1,500	1,492

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.305% due 01/21/2028 •	$720	$717

GPMT Ltd.
1.797% due 12/15/2036 •	2,400	2,376

KKR CLO Ltd.
1.181% due 07/18/2030 •	1,000	999

LCM LP
1.118% due 07/19/2027 ~	2,410	2,395

MF1 Ltd.
1.511% due 10/16/2036 •	2,200	2,169

MidOcean Credit CLO
1.229% due 01/29/2030 •	2,100	2,088

OZLM Ltd.
1.354% due 10/20/2031 •	2,100	2,070

Palmer Square Loan Funding Ltd.
1.054% due 07/20/2029 •	1,841	1,837

Sound Point CLO Ltd.
1.234% due 10/20/2030 •	2,300	2,282
1.238% due 07/25/2030 •	2,200	2,203

Stratus CLO Ltd.
1.043% due 12/29/2029 •	4,700	4,669

Symphony CLO Ltd.
1.188% due 07/14/2026 •	559	558

TPG Real Estate Finance Issuer Ltd.
1.700% due 02/15/2039 •	2,200	2,186

Venture CLO Ltd.
1.121% due 04/15/2027 •	297	297
1.354% due 01/20/2029 •	1,800	1,794
1.496% due 09/07/2030 •	2,200	2,199

Vibrant CLO Ltd.
1.294% due 09/15/2030 •	2,100	2,096
1.878% due 06/20/2029 •	1,204	1,203

		57,847

CORPORATE BONDS & NOTES 0.8%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027	1,726	1,528

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	500	504

SA Global Sukuk Ltd.
1.602% due 06/17/2026	1,000	941
2.694% due 06/17/2031	700	664

Sands China Ltd.
5.125% due 08/08/2025	400	398
5.400% due 08/08/2028	800	788

Tencent Holdings Ltd.
2.390% due 06/03/2030	2,200	1,959
3.595% due 01/19/2028	300	293

		7,075

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

GPMT Ltd.
1.718% due 07/16/2035 •	1,806	1,801

MF1 Multifamily Housing Mortgage Loan Trust
1.293% due 07/15/2036 •	815	803

		2,604

Total Cayman Islands (Cost $68,501)		67,526

CHILE 0.0%

SOVEREIGN ISSUES 0.0%

Chile Government International Bond
4.000% due 01/31/2052	$200	198

Total Chile (Cost $198)		198

CHINA 0.2%

CORPORATE BONDS & NOTES 0.2%

Sinopec Group Overseas Development Ltd.
3.900% due 05/17/2022	$1,800	1,803

Total China (Cost $1,805)		1,803

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DENMARK 3.7%

CORPORATE BONDS & NOTES 3.7%

Jyske Realkredit AS
1.000% due 10/01/2050	DKK	39,770	$5,101

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		36,266	4,637
1.500% due 10/01/2053		2,994	393

Nykredit Realkredit AS
1.000% due 10/01/2050		136,620	17,615
1.000% due 10/01/2053		5,969	762
1.500% due 10/01/2053		9,250	1,241

Realkredit Danmark AS
1.000% due 10/01/2050		24,402	3,175
1.500% due 10/01/2053		1,692	227

Total Denmark (Cost $37,844)			33,151

FRANCE 3.2%

CORPORATE BONDS & NOTES 0.6%

BNP Paribas SA
2.159% due 09/15/2029 •		$1,800	1,604
3.132% due 01/20/2033 •		700	649

BPCE SA
2.045% due 10/19/2027 •		600	553

Societe Generale SA
2.226% due 01/21/2026 •		1,700	1,615
2.797% due 01/19/2028 •		1,200	1,125

			5,546

SOVEREIGN ISSUES 2.6%

France Government International Bond
0.750% due 05/25/2052	EUR	6,050	5,643
1.500% due 05/25/2050		4,500	5,143
2.000% due 05/25/2048		6,800	8,625
3.250% due 05/25/2045		2,100	3,220

			22,631

Total France (Cost $29,856)			28,177

GERMANY 2.0%

CORPORATE BONDS & NOTES 2.0%

Deutsche Bank AG
1.625% due 01/20/2027	EUR	2,200	2,372
2.129% due 11/24/2026 •(i)		$400	371
2.625% due 02/12/2026	EUR	1,300	1,472
3.300% due 11/16/2022		$3,200	3,223
3.547% due 09/18/2031 •		1,400	1,322
3.700% due 05/30/2024		1,100	1,105
3.729% due 01/14/2032 •(i)		1,000	893
3.950% due 02/27/2023		1,100	1,111
3.961% due 11/26/2025 •		1,700	1,700

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)	EUR	300	321

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$1,100	1,080

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		300	296

Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	300	230
5.375% due 04/23/2024	NZD	1,400	1,008

Volkswagen Bank GmbH
2.500% due 07/31/2026	EUR	1,000	1,134

Total Germany (Cost $18,701)			17,638

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$1,000	1,003

Total India (Cost $1,003)			1,003

132	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 1.3%

ASSET-BACKED SECURITIES 1.1%

Accunia European CLO DAC
0.950% due 07/15/2030 •	EUR	753	$831

Cairn CLO DAC
0.670% due 01/31/2030 •		1,278	1,406

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •		700	767

Dryden Euro CLO BV
0.660% due 04/15/2033 •		800	875

Jubilee CLO DAC
0.298% due 12/15/2029 ~		1,993	2,196

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •		968	1,071

Marlay Park CLO DAC
0.740% due 10/15/2030 •		2,000	2,200

			9,346

CORPORATE BONDS & NOTES 0.2%

AerCap Ireland Capital DAC
1.150% due 10/29/2023		$450	431
1.750% due 10/29/2024		500	472
3.000% due 10/29/2028		550	508

AIB Group PLC
4.750% due 10/12/2023		300	305

			1,716

Total Ireland (Cost $11,644)			11,062

ISRAEL 0.8%

SOVEREIGN ISSUES 0.8%

Israel Government International Bond
0.750% due 07/31/2022	ILS	12,400	3,894
2.000% due 03/31/2027		2,700	858
3.800% due 05/13/2060		$2,000	2,002
4.125% due 01/17/2048		400	427

Total Israel (Cost $7,163)			7,181

ITALY 1.0%

CORPORATE BONDS & NOTES 0.9%

Banca Carige SpA
0.971% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	3,000	3,321

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027		1,200	1,299
2.625% due 04/28/2025		800	836

Intesa Sanpaolo SpA
5.875% due 09/01/2031 •(g)(h)		300	330

UniCredit SpA
7.830% due 12/04/2023		$1,900	2,020

			7,806

SOVEREIGN ISSUES 0.1%

Italy Government International Bond
6.000% due 08/04/2028	GBP	600	926

Total Italy (Cost $8,872)			8,732

JAPAN 7.2%

CORPORATE BONDS & NOTES 0.4%

Mizuho Financial Group, Inc.
1.128% (US0003M + 0.630%) due 05/25/2024 ~		$2,500	2,501

Nomura Holdings, Inc.
2.329% due 01/22/2027		600	562

Sumitomo Mitsui Trust Bank Ltd.
2.800% due 03/10/2027		400	386

			3,449

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 6.8%

Development Bank of Japan, Inc.
1.750% due 08/28/2024		$2,200	$2,160

Japan Finance Organization for Municipalities
0.625% due 09/02/2025		4,300	3,992

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	802,403	6,924
0.100% due 06/20/2031		3,090,000	25,163
0.100% due 09/20/2031		970,000	7,890
0.500% due 03/20/2049		977,000	7,289
0.700% due 12/20/2048		247,000	1,946
0.700% due 06/20/2051		30,000	234
1.700% due 09/20/2032		400,000	3,781

Tokyo Metropolitan Government
0.750% due 07/16/2025		$1,200	1,121

			60,500

Total Japan (Cost $70,977)			63,949

JERSEY, CHANNEL ISLANDS 0.2%

ASSET-BACKED SECURITIES 0.2%

Saranac CLO Ltd.
1.646% due 08/13/2031 •		$2,200	2,193

CORPORATE BONDS & NOTES 0.0%

AA Bond Co. Ltd.
2.750% due 07/31/2043	GBP	200	260

Total Jersey, Channel Islands (Cost $2,450)			2,453

LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%

Medtronic Global Holdings SCA
0.000% due 12/02/2022 (e)	EUR	2,300	2,548

Sberbank of Russia Via SB Capital SA
5.125% due 10/29/2022		$200	20

Total Luxembourg (Cost $2,817)			2,568

MALAYSIA 0.5%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
3.500% due 04/21/2030		$400	408
4.550% due 04/21/2050		300	332
4.800% due 04/21/2060		300	349

			1,089

SOVEREIGN ISSUES 0.4%

Malaysia Government International Bond
3.828% due 07/05/2034	MYR	4,100	938

Malaysia Government Investment Issue
3.447% due 07/15/2036		11,100	2,395

			3,333

Total Malaysia (Cost $4,436)			4,422

MEXICO 0.1%

SOVEREIGN ISSUES 0.1%

Mexico Government International Bond
5.000% due 04/27/2051		$500	507

Total Mexico (Cost $464)			507

MULTINATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Preferred Term Securities Ltd.
1.126% (US0003M + 0.300%) due 09/22/2037 ~		$768	718

Total Multinational (Cost $578)			718

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NETHERLANDS 0.6%

CORPORATE BONDS & NOTES 0.6%

Cooperatieve Rabobank UA
1.826% (US0003M + 0.860%) due 09/26/2023 ~		$1,900	$1,915

Enel Finance International NV
1.875% due 07/12/2028		500	452
2.650% due 09/10/2024		1,300	1,281

ING Groep NV
1.962% (US0003M + 1.000%) due 10/02/2023 ~		800	805
4.100% due 10/02/2023		800	814
4.250% due 05/16/2031 •(g)(h)		400	341

			5,608

		SHARES
PREFERRED SECURITIES 0.0%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)		315,150	408

Total Netherlands (Cost $6,034)			6,016

		PRINCIPAL AMOUNT (000S)
NORWAY 0.2%

SOVEREIGN ISSUES 0.2%

Kommunalbanken AS
1.900% due 01/19/2027	AUD	2,200	1,544

Total Norway (Cost $1,600)			1,544

PERU 1.3%

SOVEREIGN ISSUES 1.3%

Peru Government International Bond
1.862% due 12/01/2032		$600	514
5.350% due 08/12/2040	PEN	1,600	360
5.940% due 02/12/2029		20,700	5,465
6.350% due 08/12/2028		18,200	4,939

Total Peru (Cost $12,801)			11,278

QATAR 1.2%

CORPORATE BONDS & NOTES 0.2%

Qatar Energy
1.375% due 09/12/2026		$500	467
2.250% due 07/12/2031		300	277
3.125% due 07/12/2041		500	456
3.300% due 07/12/2051		600	553

			1,753

SOVEREIGN ISSUES 1.0%

Qatar Government International Bond
3.375% due 03/14/2024		400	406
3.875% due 04/23/2023		6,000	6,113
4.400% due 04/16/2050		800	901
4.817% due 03/14/2049		600	713
5.103% due 04/23/2048		300	368

			8,501

Total Qatar (Cost $10,114)			10,254

ROMANIA 0.4%

SOVEREIGN ISSUES 0.4%

Romania Government International Bond
1.750% due 07/13/2030	EUR	800	751
2.000% due 04/14/2033		700	623
2.125% due 03/07/2028		600	627
2.750% due 04/14/2041		300	256
2.875% due 04/13/2042		1,000	851

Total Romania (Cost $3,953)			3,108

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	133

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SAUDI ARABIA 0.1%

SOVEREIGN ISSUES 0.1%

Saudi Government International Bond
4.375% due 04/16/2029		$400	$434
4.625% due 10/04/2047		400	430

Total Saudi Arabia (Cost $871)			864

SERBIA 0.1%

SOVEREIGN ISSUES 0.1%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	700	655
2.050% due 09/23/2036		600	511

Total Serbia (Cost $1,495)			1,166

SINGAPORE 2.1%

CORPORATE BONDS & NOTES 0.1%

BOC Aviation Ltd.
2.750% due 09/18/2022		$400	400
3.500% due 09/18/2027		400	394

			794

SOVEREIGN ISSUES 2.0%

Singapore Government International Bond
1.625% due 07/01/2031	SGD	14,400	10,008
1.875% due 03/01/2050		200	127
2.250% due 08/01/2036		200	143
2.375% due 07/01/2039		800	578
2.750% due 03/01/2046		100	75
2.875% due 07/01/2029		2,300	1,756
2.875% due 09/01/2030		6,800	5,215

			17,902

Total Singapore (Cost $19,161)			18,696

SOUTH AFRICA 0.0%

SOVEREIGN ISSUES 0.0%

South Africa Government International Bond
4.850% due 09/30/2029		$200	196

Total South Africa (Cost $200)			196

SPAIN 0.9%

CORPORATE BONDS & NOTES 0.3%

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(g)	EUR	2,200	2,521

Banco Santander SA
1.849% due 03/25/2026		$200	187

			2,708

SOVEREIGN ISSUES 0.6%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	300	402

Spain Government International Bond
3.450% due 07/30/2066		3,600	5,220

			5,622

Total Spain (Cost $9,424)			8,330

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Inter-American Development Bank
2.500% due 04/14/2027	AUD	1,800	1,301

Total Supranational (Cost $1,337)			1,301

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWITZERLAND 1.2%

CORPORATE BONDS & NOTES 1.2%

Credit Suisse AG
6.500% due 08/08/2023 (h)		$3,600	$3,700
6.500% due 08/08/2023 (h)		600	617

Credit Suisse Group AG
3.800% due 06/09/2023		1,000	1,009
6.375% due 08/21/2026 •(g)(h)		1,300	1,286
7.500% due 12/11/2023 •(g)(h)		400	415

UBS AG
7.625% due 08/17/2022 (h)		3,300	3,350

Total Switzerland (Cost $10,514)			10,377

UNITED ARAB EMIRATES 0.1%

SOVEREIGN ISSUES 0.1%

Abu Dhabi Government International Bond
3.875% due 04/16/2050		$500	525

Total United Arab Emirates (Cost $481)			525

UNITED KINGDOM 9.2%

CORPORATE BONDS & NOTES 5.9%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$6,800	6,972

Barclays PLC
4.338% due 05/16/2024 •		1,500	1,524
4.375% due 01/12/2026		300	306
4.836% due 05/09/2028		500	511
6.375% due 12/15/2025 •(g)(h)	GBP	600	816
7.250% due 03/15/2023 •(g)(h)		600	811
8.000% due 06/15/2024 •(g)(h)		$900	953

GSK Consumer Healthcare Capital UK PLC
3.125% due 03/24/2025		800	798

HSBC Holdings PLC
2.183% (US0003M + 1.380%) due 09/12/2026 ~		2,200	2,228
3.973% due 05/22/2030 •		1,900	1,904
4.041% due 03/13/2028 •		900	904
4.292% due 09/12/2026 •		2,200	2,230
6.500% due 03/23/2028 •(g)(h)		700	714
6.750% due 09/11/2028	GBP	800	1,228

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024		1,200	1,549

Lloyds Bank PLC
4.875% due 03/30/2027		100	149

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		$200	195
4.582% due 12/10/2025		1,300	1,328
4.650% due 03/24/2026		900	922
7.500% due 06/27/2024 •(g)(h)		200	210

Nationwide Building Society
1.700% due 02/13/2023		2,500	2,494
3.622% due 04/26/2023 •		500	500
3.766% due 03/08/2024 •		800	805

Natwest Group PLC
1.976% (US0003M + 1.470%) due 05/15/2023 ~		2,000	2,002

NatWest Group PLC
3.498% due 05/15/2023 •		1,900	1,903
3.875% due 09/12/2023		500	505

Natwest Group PLC
4.600% due 06/28/2031 •(g)(h)		1,200	1,059
5.076% due 01/27/2030 •		1,700	1,813
6.000% due 12/29/2025 •(g)(h)		1,300	1,331

Reckitt Benckiser Treasury Services PLC
1.514% (US0003M + 0.560%) due 06/24/2022 ~		700	701

Santander U.K. Group Holdings PLC
4.750% due 09/15/2025		1,300	1,322
4.796% due 11/15/2024 •		2,100	2,149
6.750% due 06/24/2024 •(g)(h)	GBP	1,400	1,903
7.375% due 06/24/2022 •(g)(h)		800	1,064

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Standard Chartered PLC
1.822% due 11/23/2025 •		$1,800	$1,712
2.608% due 01/12/2028 •		900	842
2.678% due 06/29/2032 •		2,100	1,850

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	555	843

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		700	933

			51,983

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.2%

Eurohome UK Mortgages PLC
1.187% due 06/15/2044 •		843	1,080

Eurosail PLC
1.972% due 06/13/2045 •		631	826

Hawksmoor Mortgages
1.240% due 05/25/2053 •		2,592	3,411

Newgate Funding PLC
2.037% due 12/15/2050 •		372	482
2.287% due 12/15/2050 •		186	235

Resloc UK PLC
1.197% due 12/15/2043 •		1,084	1,366

Ripon Mortgages PLC
1.191% due 08/28/2056 •		6,900	9,032

Stratton Mortgage Funding PLC
0.992% due 07/20/2060		2,661	3,497
0.992% due 07/20/2060 •		1,352	1,776

Towd Point Mortgage Funding
0.992% due 07/20/2045 •		3,427	4,506

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •		1,524	2,011

Twin Bridges PLC
1.802% due 09/12/2044 •		352	464

			28,686

		SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~		2,750	621

Total United Kingdom (Cost $81,898)			81,290

		PRINCIPAL AMOUNT (000S)
UNITED STATES 49.6%

ASSET-BACKED SECURITIES 8.2%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		$919	918

ACE Securities Corp. Home Equity Loan Trust
1.357% due 08/25/2035 •		1,600	1,582

Amortizing Residential Collateral Trust
1.157% due 10/25/2031 •		2	2

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.397% due 06/25/2029 •		8	7

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.217% due 02/25/2036 •		956	866

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		240	241

Citigroup Mortgage Loan Trust
0.617% due 12/25/2036 •		449	294
0.637% due 01/25/2037 •		1,921	1,622
0.977% due 03/25/2036 •		992	958

Citigroup Mortgage Loan Trust, Inc.
1.447% due 07/25/2035 •		2,400	2,357

Countrywide Asset-Backed Certificates
0.597% due 06/25/2037 ~		504	475
0.597% due 06/25/2047 ^•		525	495
0.657% due 06/25/2037 ^•		1,552	1,616
0.717% due 12/25/2036 ^•		657	641
0.957% due 02/25/2036 •		569	562

134	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust
0.647% due 06/25/2047 •	$10	$10

Countrywide Asset-Backed Certificates Trust, Inc.
1.197% due 08/25/2047 •	328	321

Credit Suisse First Boston Mortgage Securities Corp.
1.077% due 01/25/2032 •	2	2

First Franklin Mortgage Loan Trust
0.572% due 07/25/2036 •	1,108	1,058
1.402% due 03/25/2035 •	1,119	1,110

Fortress Credit Investments Ltd.
1.933% due 12/17/2026 ~	2,200	2,201

GSAMP Trust
0.697% due 09/25/2036 •	3,499	1,609
0.957% due 05/25/2046 •	2,147	2,089
0.977% due 02/25/2046 •	63	61
1.327% due 11/25/2034 •	328	325

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ	113	108

LCCM Trust
1.847% due 11/15/2038 •	2,300	2,278

MASTR Asset-Backed Securities Trust
0.937% due 06/25/2036 •	3,345	1,614
1.207% due 10/25/2035 ^•	863	861

MASTR Specialized Loan Trust
0.827% due 01/25/2037 •	995	524

Merrill Lynch Mortgage Investors Trust
1.117% due 07/25/2036 •	4,156	3,904
1.177% due 05/25/2036 •	22	22

Morgan Stanley ABS Capital, Inc. Trust
0.587% due 01/25/2037 ~	1,851	1,054
0.597% due 05/25/2037 •	1,578	1,334
0.707% due 07/25/2036 •	172	152
0.937% due 06/25/2036 •	1,448	894
1.387% due 02/25/2035 •	2,866	2,819
1.417% due 09/25/2034 •	1,441	1,419

Morgan Stanley Home Equity Loan Trust
0.687% due 04/25/2037 •	1,358	857

Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^þ	1,731	581

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.892% due 03/25/2036 •	1,203	1,190

NovaStar Mortgage Funding Trust
0.587% due 03/25/2037 •	1,169	880
0.997% due 05/25/2036 •	2,800	2,692

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ	548	244
5.731% due 11/25/2036 þ	1,935	905

Residential Asset Securities Corp. Trust
0.707% due 11/25/2036 ^•	5,132	4,916

Saxon Asset Securities Trust
0.767% due 09/25/2037 •	1,258	1,228

SMB Private Education Loan Trust
1.290% due 07/15/2053	1,072	1,020
1.497% due 07/15/2053 •	298	301

Soundview Home Loan Trust
0.957% due 11/25/2036 •	2,091	2,023
1.017% due 05/25/2036 •	684	673
1.407% due 10/25/2037 •	1,413	1,275

Specialty Underwriting & Residential Finance Trust
0.757% due 06/25/2037 ~	350	238

Structured Asset Investment Loan Trust
0.629% due 07/25/2036 •	1,064	754
1.137% due 01/25/2033 •	784	773
1.357% due 09/25/2034 ~	57	57

Structured Asset Securities Corp.
1.582% due 02/25/2035 •	3,410	3,366

Terwin Mortgage Trust
1.397% due 11/25/2033 •	28	27

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	1,414	1,346
2.710% due 01/25/2060 ~	1,241	1,216
2.900% due 10/25/2059 ~	5,732	5,638

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		$2,400	$2,385

			72,990

CORPORATE BONDS & NOTES 6.0%

AbbVie, Inc.
1.500% due 11/15/2023	EUR	100	113
3.750% due 11/14/2023		$2,200	2,243

AT&T, Inc.
3.100% due 02/01/2043		200	173
3.300% due 02/01/2052		200	172

Bayer U.S. Finance LLC
1.836% (US0003M + 1.010%) due 12/15/2023 ~		800	804
4.250% due 12/15/2025		400	407
4.375% due 12/15/2028		400	409

Boeing Co.
1.433% due 02/04/2024		1,200	1,161

BP Capital Markets America, Inc.
3.790% due 02/06/2024		1,300	1,323

Bristol-Myers Squibb Co.
3.250% due 08/15/2022		2,600	2,619

British Airways Pass-Through Trust
3.350% due 12/15/2030		2,192	2,080

Broadcom, Inc.
2.450% due 02/15/2031		600	536
2.600% due 02/15/2033		200	174
4.300% due 11/15/2032		300	305

Campbell Soup Co.
3.650% due 03/15/2023		172	174

Charles Schwab Corp.
0.750% due 03/18/2024		200	194

Charter Communications Operating LLC
3.750% due 02/15/2028		1,900	1,880
5.125% due 07/01/2049		400	398
6.384% due 10/23/2035		500	566

Citigroup, Inc.
3.290% due 03/17/2026 •(i)		1,300	1,297

Corebridge Financial, Inc.
3.650% due 04/05/2027 (b)		600	599

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		200	191

DR Horton, Inc.
4.375% due 09/15/2022		400	402

Fidelity National Information Services, Inc.
0.750% due 05/21/2023	EUR	600	668

Ford Motor Credit Co. LLC
0.000% due 12/07/2022 •		200	221
2.300% due 02/10/2025		$1,100	1,045
2.700% due 08/10/2026		500	466
2.748% due 06/14/2024	GBP	500	637
3.021% due 03/06/2024	EUR	300	336
3.087% due 01/09/2023		$200	201
3.350% due 11/01/2022		500	502
3.375% due 11/13/2025		1,200	1,174
3.815% due 11/02/2027		400	380
4.000% due 11/13/2030		600	566
4.375% due 08/06/2023		300	303
4.535% due 03/06/2025	GBP	600	790
4.687% due 06/09/2025		$600	605
5.125% due 06/16/2025		1,200	1,225

GA Global Funding Trust
2.250% due 01/06/2027		600	561

GLP Capital LP
5.300% due 01/15/2029		1,400	1,473

Goldman Sachs Group, Inc.
0.836% (SOFRRATE + 0.700%) due 01/24/2025 ~		3,200	3,180
3.000% due 03/15/2024		2,200	2,198

Hyatt Hotels Corp.
1.300% due 10/01/2023		400	390

Kilroy Realty LP
3.450% due 12/15/2024		700	701

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Komatsu Finance America, Inc.
2.437% due 09/11/2022		$900	$900

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,500	1,951

National Rural Utilities Cooperative Finance Corp.
2.300% due 09/15/2022		$2,800	2,809

Nissan Motor Acceptance Co. LLC
2.650% due 07/13/2022		300	301

ONEOK, Inc.
4.550% due 07/15/2028		200	206

Organon & Co.
5.125% due 04/30/2031		500	483

Pacific Gas & Electric Co.
2.100% due 08/01/2027		100	90
3.500% due 06/15/2025		300	293
4.000% due 12/01/2046		100	83
4.250% due 03/15/2046		100	87
4.300% due 03/15/2045		100	85
4.550% due 07/01/2030		500	497

Principal Life Global Funding
1.375% due 01/10/2025		500	477

Reliance Standard Life Global Funding
2.625% due 07/22/2022		2,500	2,509

San Diego Gas & Electric Co.
3.600% due 09/01/2023		300	304

Southern California Edison Co.
0.700% due 04/03/2023		600	591
0.910% (SOFRRATE + 0.640%) due 04/03/2023 ~		100	100
1.100% (SOFRRATE + 0.830%) due 04/01/2024 ~		400	400

Southern Co.
2.950% due 07/01/2023		1,500	1,509

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023		100	100

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		1,200	1,190

Sprint Spectrum Co. LLC
4.738% due 03/20/2025		300	306

Wells Fargo & Co.
1.529% (US0003M + 1.230%) due 10/31/2023 ~		2,000	2,009

			53,122

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

CenturyLink, Inc.
2.707% (LIBOR03M + 2.250%) due 03/15/2027 ~		679	662

Charter Communications Operating LLC
2.210% (LIBOR03M + 1.750%) due 02/01/2027 ~		1,230	1,221

Hilton Worldwide Finance LLC
2.207% (LIBOR03M + 1.750%) due 06/22/2026 ~		571	566

			2,449

MUNICIPAL BONDS & NOTES 0.3%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028		800	927

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.958% due 06/01/2025		900	867

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057		388	527

			2,321

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.1%

American Home Mortgage Assets Trust
0.647% due 05/25/2046 ^•		99	88

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	135

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ	$1,089	$970

Banc of America Mortgage Trust
2.496% due 06/25/2035 ~	36	34

Bayview MSR Opportunity Master Fund Trust
3.000% due 11/25/2051 ~	2,081	1,985

BCAP LLC Trust
0.844% due 01/26/2047 •	13	12

Bear Stearns Adjustable Rate Mortgage Trust
2.365% due 10/25/2033 ~	2	2
2.442% due 05/25/2034 ~	4	4
2.480% due 08/25/2033 ~	2	2
2.731% due 11/25/2034 ~	1	1
3.001% due 05/25/2034 ~	5	5
3.133% due 05/25/2047 ^~	72	70
3.430% due 09/25/2034 ~	32	32

Bear Stearns ALT-A Trust
0.777% due 02/25/2034 ~	22	21
2.627% due 05/25/2035 ~	5	5
2.829% due 11/25/2035 ^~	188	163
3.292% due 08/25/2036 ^~	92	57

Bear Stearns Structured Products, Inc. Trust
2.728% due 01/26/2036 ^~	41	35

Chase Mortgage Finance Trust
3.153% due 07/25/2037 ~	43	40

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.607% due 01/25/2036 •	835	779

Citigroup Mortgage Loan Trust
0.327% due 08/25/2036 •	5,509	2,515
2.500% due 05/25/2051 ~	2,671	2,486
3.185% due 09/25/2037 ^~	74	70

Citigroup Mortgage Loan Trust, Inc.
3.635% due 08/25/2035 ^~	546	539

Commercial Mortgage Trust
1.263% due 01/10/2046 ~(a)	1,920	8

Countrywide Alternative Loan Trust
0.659% due 07/20/2046 ^•	104	81
0.807% due 05/25/2037 ^•	81	24
0.877% due 07/25/2046 ^~	917	855
1.017% due 02/25/2037 •	137	118
1.117% due 09/25/2035 •	486	375
1.391% due 11/25/2047 ^~	422	382
1.641% due 11/25/2035 •	19	18
2.181% due 11/25/2035 •	6	6
2.798% due 11/25/2035 ^~	94	90
3.118% due 02/25/2037 ^~	23	23
5.250% due 06/25/2035 ^	9	8
6.250% due 12/25/2036	2,392	1,414
6.250% due 08/25/2037 ^	19	14
6.500% due 06/25/2036 ^	41	27

Countrywide Home Loan Mortgage Pass-Through Trust
0.857% due 04/25/2046 •	193	179
0.997% due 04/25/2046 ~	3,315	1,140
1.217% due 09/25/2034 •	11	11
6.000% due 07/25/2036	810	550

Countrywide Home Loan Reperforming REMIC Trust
0.797% due 06/25/2035 •	50	48

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	1	1

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~	140	54

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	367	342

DBUBS Mortgage Trust
0.736% due 11/10/2046 ~(a)	75	0

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.597% due 07/25/2047 •	304	287

Extended Stay America Trust
1.477% due 07/15/2038 •	2,087	2,065

GreenPoint Mortgage Funding Trust
0.997% due 11/25/2045 •	5	5

GS Mortgage Securities Corp.
1.472% due 02/10/2046 ~(a)	2,010	16

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage Securities Trust
1.915% due 11/10/2045 ~(a)	$1,632	$5

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	469	437
2.500% due 01/25/2052 ~	2,070	1,927
2.500% due 02/25/2052 ~	938	873
2.500% due 08/26/2052 ~	2,200	2,033
3.000% due 08/26/2052 ~«	2,700	2,570

GSC Capital Corp. Mortgage Trust
0.817% due 05/25/2036 ^•	1,131	1,105

GSMPS Mortgage Loan Trust
0.807% due 01/25/2036 •	1,839	1,556

GSR Mortgage Loan Trust
2.336% due 06/25/2034 ~	7	7
2.568% due 01/25/2035 ~	6	6
2.880% due 03/25/2033 •	1	1

HarborView Mortgage Loan Trust
0.991% due 12/19/2036 ^•	51	48
1.129% due 06/20/2035 ~	13	13

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~	383	381

Impac CMB Trust
1.177% due 10/25/2034 ~	200	195
1.457% due 07/25/2033 •	2	2

IndyMac INDX Mortgage Loan Trust
2.922% due 09/25/2035 ^~	39	36

J.P. Morgan Mortgage Trust
3.000% due 12/25/2051 ~	2,069	1,980
3.000% due 05/25/2052 ~	6,168	5,883

JP Morgan Mortgage Trust
1.844% due 11/25/2033 ~	2	2
2.500% due 06/25/2051 ~	1,534	1,429
2.809% due 10/25/2035 ~	6	6
3.000% due 01/25/2052 ~	4,105	3,915
3.000% due 04/25/2052 ~	4,097	3,916
6.000% due 06/25/2037	1,488	944

JP Morgan Resecuritization Trust
5.007% due 07/27/2037 ~	40	40

JPMorgan Mortgage Trust
3.000% due 03/25/2052 ~	3,933	3,813

Lehman XS Trust
0.867% due 08/25/2046 •	1,331	1,316

Luminent Mortgage Trust
0.837% due 05/25/2046 •	1,234	1,118

LUXE Commercial Mortgage Trust
1.447% due 10/15/2038 •	2,200	2,166

Manhattan West Mortgage Trust
2.130% due 09/10/2039	2,000	1,851

MASTR Alternative Loan Trust
0.857% due 03/25/2036 ^•	44	4
6.000% due 02/25/2036	578	381

Merrill Lynch Mortgage Investors Trust
1.811% due 02/25/2033 ~	4	3
1.987% due 02/25/2036 ~	58	59
2.126% due 02/25/2036 ~	7	7
2.331% due 05/25/2033 ~	6	6

Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047 þ	167	84

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	1,958	1,918
2.750% due 11/25/2059 ~	1,475	1,450

NYO Commercial Mortgage Trust
1.492% due 11/15/2038 •	2,300	2,262

OBX Trust
1.107% due 06/25/2057 •	413	408
3.000% due 01/25/2052 ~	592	567

Onslow Bay Mortgage Loan Trust
2.500% due 10/25/2051 ~	2,107	1,941

PMT Loan Trust
2.500% due 07/25/2051 ~	2,052	1,910

Residential Accredit Loans, Inc. Trust
0.817% due 06/25/2046 ~	276	75
1.016% due 10/25/2037 ~	338	329
1.641% due 08/25/2035 •	139	124
6.250% due 02/25/2037	1,508	1,408

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securitization Trust
0.857% due 01/25/2046 ^•	$48	$17
5.750% due 02/25/2036	834	752

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	1	1

Sequoia Mortgage Trust
0.849% due 07/20/2036 •	101	93
1.149% due 07/20/2033 •	27	27

Structured Adjustable Rate Mortgage Loan Trust
2.329% due 04/25/2034 ~	4	5
2.459% due 02/25/2034 ~	3	3
2.841% due 09/25/2035 ~	64	61
2.868% due 08/25/2035 ~	73	70

Structured Asset Mortgage Investments Trust
0.577% due 08/25/2036 •	1,096	1,036
0.677% due 09/25/2047 ~	149	135
0.877% due 05/25/2036 •	29	28
0.897% due 05/25/2036 •	88	82
1.029% due 07/19/2034 •	4	4

Structured Asset Securities Corp.
0.737% due 01/25/2036 •	1,239	1,189

Structured Asset Securities Corp. Mortgage Loan Trust
0.747% due 10/25/2036 •	650	600

TBW Mortgage-Backed Trust
6.130% due 01/25/2037 ^þ	168	73

Thornburg Mortgage Securities Trust
1.707% due 06/25/2037 ^•	55	51
3.211% due 06/25/2037 •	108	100
3.261% due 06/25/2047 ^•	48	43

UWM Mortgage Trust
2.500% due 11/25/2051 ~	2,827	2,621

WaMu Mortgage Pass-Through Certificates Trust
1.037% due 07/25/2045 •	352	343
1.077% due 01/25/2045 •	10	10
1.177% due 10/25/2045 •	566	556
1.473% due 02/27/2034 •	8	8
2.585% due 06/25/2033 ~	2	2
2.671% due 12/25/2035 ~	133	135
2.716% due 12/25/2036 ^~	329	321
2.755% due 09/25/2036 ~	144	137

Washington Mutual Mortgage Pass-Through Certificates Trust
1.081% due 07/25/2046 ^•	33	22
6.500% due 03/25/2036	1,562	1,299

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	52	51
6.000% due 06/25/2037 ^	103	99

Wells Fargo-RBS Commercial Mortgage Trust
1.123% due 03/15/2045 ~(a)	3,608	20

		80,560

	SHARES
PREFERRED SECURITIES 0.2%

AT&T, Inc.
2.875% due 03/02/2025 •(g)	500,000	540

Bank of America Corp.
5.875% due 03/15/2028 •(g)	1,660,000	1,678

		2,218

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 22.2%

Fannie Mae
0.857% due 06/25/2036 •	$20	20
1.640% due 12/01/2034 •	11	11
2.423% due 11/01/2034 •	19	20
3.000% due 03/01/2060	937	931
3.500% due 01/01/2059	2,318	2,345
6.000% due 04/25/2043 - 07/25/2044	66	71
6.500% due 11/25/2042	74	80

Fannie Mae, TBA
3.000% due 06/01/2040	24,500	23,881

136	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.456% due 01/15/2038 •	$300	$298
0.929% due 11/25/2022 ~(a)	2,879	12
0.997% due 12/15/2037 •	7	7
1.341% due 10/25/2044 •	47	48
1.865% due 01/15/2038 ~(a)	300	17

Ginnie Mae
0.956% due 07/20/2066 - 11/20/2066 •	3,244	3,267
1.625% (H15T1Y + 1.500%) due 09/20/2023 - 09/20/2026 ~	2	2
1.750% due 11/20/2026 - 12/20/2026 •	3	3
1.875% due 05/20/2028 - 06/20/2030 •	5	5
2.000% due 01/20/2030 - 05/20/2030 •	9	9
3.000% due 07/20/2046 - 05/20/2047	34	33
6.000% due 08/20/2034	222	239

U.S. Small Business Administration
5.600% due 09/01/2028	64	66

Uniform Mortgage-Backed Security
2.000% due 02/01/2052 - 03/01/2052	5,003	4,652
2.500% due 02/01/2051	683	653
3.000% due 10/01/2049 - 06/01/2051	3,099	3,046
3.500% due 10/01/2034 - 07/01/2050	2,593	2,623
4.000% due 06/01/2048 - 06/01/2050	1,264	1,295

Uniform Mortgage-Backed Security, TBA
3.000% due 04/01/2052	9,300	9,098
3.500% due 05/01/2037 - 05/01/2052	106,100	105,970

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 05/01/2052		$24,800	$25,229
4.500% due 05/01/2052		12,600	13,012

			196,943

U.S. TREASURY OBLIGATIONS 3.3%

U.S. Treasury Bonds
1.375% due 11/15/2040 (l)(n)		3,600	2,946
1.875% due 02/15/2041 (n)		10,400	9,268
2.000% due 08/15/2051		200	181

U.S. Treasury Inflation Protected Securities (f)
0.375% due 07/15/2027 (l)		4,251	4,530
0.500% due 01/15/2028 (l)(n)		4,672	5,000
2.500% due 01/15/2029 (l)		3,142	3,830
3.875% due 04/15/2029 (l)(n)		2,565	3,393

U.S. Treasury Notes
1.875% due 08/31/2022 (n)		100	100

			29,248

Total United States (Cost $445,317)			439,851

SHORT-TERM INSTRUMENTS 11.2%

REPURCHASE AGREEMENTS (j) 0.1%
			607

ISRAEL TREASURY BILLS 1.4%
0.005% due 04/06/2022 - 01/04/2023 (d)(e)	ILS	39,000	12,206

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 9.7%
(0.089)% due 04/25/2022 - 07/04/2022 (d)(e)	JPY	10,470,000	$86,019

Total Short-Term Instruments (Cost $101,348)			98,832

Total Investments in Securities (Cost $994,726)			963,886

		SHARES
INVESTMENTS IN AFFILIATES 10.9%

SHORT-TERM INSTRUMENTS 10.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.9%

PIMCO Short Asset Portfolio		55,667	549

PIMCO Short-Term Floating NAV Portfolio III		9,850,523	95,648

Total Short-Term Instruments (Cost $96,218)			96,197

Total Investments in Affiliates (Cost $96,218)			96,197

Total Investments 119.6% (Cost $1,090,944)			$1,060,083

Financial Derivative Instruments (k)(m) 0.6% (Cost or Premiums, net $(11,137))			5,600

Other Assets and Liabilities, net (20.2)%			(179,210)

Net Assets 100.0%			$886,473

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.290%	03/17/2026	03/10/2022	$1,300	$1,297	0.15%
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	400	371	0.04
Deutsche Bank AG	3.729	01/14/2032	01/21/2021	1,002	893	0.10

				$2,702	$2,561	0.29%

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	137

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.160%	01/17/2022	TBD	(2)	GBP 223	United Kingdom Gilt 1.750% due 01/22/2049	$(262)	$292	$292
FICC	0.010	03/31/2022	04/01/2022		$ 315	U.S. Treasury Bills 0.000% due 08/04/2022	(321)	315	315

Total Repurchase Agreements							$(583)	$607	$607

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
United Kingdom 0.0%
Sovereign Issues 0.0%
United Kingdom Gilt	1.750%	01/22/2049	GBP	200	$(290)	$(263)

United States (16.6)%
U.S. Government Agencies (16.6)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2037	$	12,100	(11,954)	(11,753)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2052		92,300	(87,832)	(85,691)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052		39,500	(37,710)	(37,611)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2052		12,000	(12,028)	(11,739)

Total United States					(149,524)	(146,794)

Total Short Sales (16.6)%					$(149,814)	$(147,057)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$292	$0	$0	$0	$292	$(262)	$30
FICC	315	0	0	0	315	(321)	(6)

Master Securities Forward Transaction Agreement
RYL	0	0	0	(263)	(263)	0	(263)

Total Borrowings and Other Financing Transactions	$607	$0	$0	$(263)

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)	Payable for short sales includes $3 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(2,428) at a weighted average interest rate of (0.477%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

138	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CME Call Options Strike @ EUR 98.125 on Euribor 1-Year Mid Curve June 2022 Futures	$	98.125	06/10/2022	71	$178	$(15)	$(3)
Call - CME Call Options Strike @ EUR 98.375 on Euribor 1-Year Mid Curve April 2022 Futures		98.375	04/14/2022	46	115	(22)	0
Put - CME Put Options Strike @ EUR 97.375 on Euribor 1-Year Mid Curve June 2022 Futures		97.375	06/10/2022	71	178	(21)	(71)
Put - CME Put Options Strike @ EUR 98.375 on Euribor 1-Year Mid Curve April 2022 Futures		98.375	04/14/2022	46	115	(19)	(147)

Total Written Options						$(77)	$(221)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond June Futures	06/2022	71	$	6,734	$(296)	$55	$(24)
Call Options Strike @ EUR 156.000 on Euro-Bobl Bond June 2022 Futures(1)	05/2022	235		1	0	0	0
Call Options Strike @ EUR 186.000 on Euro-Bund June 2022 Futures(1)	05/2022	200		2	0	0	0
Call Options Strike @ GBP 185.000 on United Kingdom Gilt June 2022 Futures(1)	05/2022	471		0	(7)	0	0
Canada Government 10-Year Bond June Futures	06/2022	10		1,044	(40)	5	0
Euro-BTP Italy Government Bond June Futures	06/2022	385		58,907	(1,910)	503	(43)
U.S. Treasury 10-Year Note June Futures	06/2022	41		5,038	(153)	10	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	24		3,251	(111)	10	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	4		709	(28)	4	0

					$(2,545)	$587	$(67)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract June Futures	09/2023	46	$	(11,169)	$64	$0	$(6)
Australia Government 3-Year Note June Futures	06/2022	51		(4,194)	69	0	(18)
Euro-Bobl June Futures	06/2022	235		(33,500)	1,145	94	(198)
Euro-Bund 10-Year Bond June Futures	06/2022	398		(69,856)	3,237	92	(660)
Euro-Buxl 30-Year Bond June Futures	06/2022	16		(3,296)	138	3	(51)
Euro-OAT France Government 10-Year Bond June Futures	06/2022	683		(114,476)	3,741	181	(1,095)
Japan Government 10-Year Bond June Futures	06/2022	26		(31,971)	218	0	(143)
Put Options Strike @ EUR 131.500 on Euro-Bobl Bond May 2022 Futures(1)	04/2022	26		(78)	(66)	21	(10)
U.S. Treasury 5-Year Note June Futures	06/2022	44		(5,046)	129	0	(6)
U.S. Treasury 30-Year Bond June Futures	06/2022	8		(1,201)	29	0	(5)
United Kingdom Long Gilt June Futures	06/2022	487		(77,557)	848	77	(269)

					$9,552	$468	$(2,461)

Total Futures Contracts					$7,007	$1,055	$(2,528)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Ford Motor Credit Co. LLC	(5.000)%	Quarterly	06/20/2022	0.950%	$	600	$(94)	$88	$(6)	$0	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	139

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
British Telecommunications PLC	1.000%	Quarterly	06/20/2028	1.269%	EUR	1,000	$(5)	$(12)	$(17)	$0	$(4)
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	5.092		700	47	(48)	(1)	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	1.016		1,000	3	(3)	0	1	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.339		100	3	0	3	0	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.149		200	(1)	1	0	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	0.473		1,000	(33)	52	19	0	0

							$14	$(10)	$4	$2	$(4)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-36 5-Year Index	(5.000)%	Quarterly	06/20/2026	$	5,900	$(562)	$175	$(387)	$0	$0
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		22,700	(141)	(7)	(148)	0	(7)
CDX.IG-37 10-Year Index	(1.000)	Quarterly	12/20/2031		31,400	(192)	201	9	30	0
CDX.IG-38 10-Year Index	(1.000)	Quarterly	06/20/2032		5,500	33	(17)	16	4	0
iTraxx Europe Main 32 10-Year Index	(1.000)	Quarterly	12/20/2029	EUR	2,000	(35)	27	(8)	0	0
iTraxx Europe Main 33 10-Year Index	(1.000)	Quarterly	06/20/2030		5,200	(42)	18	(24)	1	0

						$(939)	$397	$(542)	$35	$(7)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-36 5-Year Index	1.000%	Quarterly	06/20/2026	$	1,700	$39	$(8)	$31	$0	$0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		55,100	637	324	961	0	(7)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		75,300	1,078	154	1,232	0	(4)
iTraxx Crossover 36 5-Year Index	5.000	Quarterly	12/20/2026	EUR	1,300	102	14	116	0	(3)
iTraxx Crossover 37 5-Year Index	5.000	Quarterly	06/20/2027		1,200	80	19	99	0	(2)

						$1,936	$503	$2,439	$0	$(16)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	$32,200	$0	$1	$1	$0	$(13)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024	7,300	0	1	1	0	(2)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	53,800	13	6	19	7	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024	22,600	0	2	2	2	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024	17,200	0	2	2	2	0

					$13	$12	$25	$11	$(15)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.010%	Annual	02/07/2023	GBP	30,200	$(39)	$(502)	$(541)	$0	$(7)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	1.250	Annual	10/28/2023		33,300	(44)	(407)	(451)	0	(22)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2024		93,900	(3,633)	(609)	(4,242)	0	(133)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2027		2,500	(205)	(14)	(219)	0	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		24,700	(2,396)	(304)	(2,700)	104	0
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		7,700	1,631	34	1,665	0	(86)
Pay(7)	1-Day INR-MIBOR Compounded-OIS	5.750	Annual	03/15/2024	INR	5,748,700	88	(129)	(41)	26	0
Receive	1-Day INR-MIBOR Compounded-OIS	5.750	Semi-Annual	03/16/2027		1,598,200	85	99	184	1	(14)
Receive	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	03/16/2032		118,900	10	(8)	2	0	(3)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	06/19/2022	JPY	5,950,000	0	(8)	(8)	3	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	03/16/2024		2,560,000	6	9	15	0	(9)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2028		3,640,000	(56)	(307)	(363)	152	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.200	Semi-Annual	06/19/2029		3,710,000	(395)	511	116	0	(178)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		950,000	6	172	178	0	(74)

140	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400%	Semi-Annual	06/19/2039	JPY	1,830,000	$33	$418	$451	$0	$(365)
Receive(7)	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		360,000	104	(125)	(21)	0	(148)
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	03/16/2024	SGD	49,190	144	305	449	0	(31)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	09/15/2031		2,270	(58)	31	(27)	7	(5)
Pay(7)	1-Day SGD-SIBCSORA Compounded-OIS	2.250	Semi-Annual	06/15/2032		400	0	2	2	2	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.320	Annual	12/21/2023	$	315,200	855	3,604	4,459	0	(60)
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.430	Annual	03/31/2024		200	2	2	4	0	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	2.117	Annual	03/31/2024		17,600	0	112	112	0	(5)
Receive(7)	1-Day USD-SOFR Compounded-OIS	2.209	Annual	03/31/2024		19,000	0	92	92	0	(6)
Pay(7)	1-Day USD-SOFR Compounded-OIS	0.500	Annual	06/15/2024		35,600	(540)	(842)	(1,382)	11	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		94,700	4,002	1,845	5,847	1	(16)
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028		300	(1)	17	16	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.618	Annual	02/09/2029		2,800	(7)	(85)	(92)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	1.888	Annual	03/22/2029		4,400	(12)	(64)	(76)	6	0
Pay	1-Day USD-SOFR Compounded-OIS	1.936	Annual	03/25/2029		5,300	(15)	(61)	(76)	7	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		6,600	169	347	516	0	(9)
Pay	1-Day USD-SOFR Compounded-OIS	1.488	Annual	08/15/2031		5,900	0	(317)	(317)	17	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.695	Annual	11/15/2031		30,900	(52)	(1,169)	(1,221)	92	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	12/15/2031		1,900	31	(130)	(99)	6	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	02/28/2032		300	2	7	9	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.765	Annual	03/16/2032		1,400	(7)	(36)	(43)	5	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		16,000	997	337	1,334	0	(52)
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		17,700	(672)	(761)	(1,433)	56	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052		19,000	(1,510)	(653)	(2,163)	152	0
Pay(7)	3-Month CAD-Bank Bill	2.060	Semi-Annual	10/28/2023	CAD	227,700	13	(1,799)	(1,786)	131	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		5,700	0	(204)	(204)	4	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		5,400	(43)	(122)	(165)	4	0
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		1,200	0	(68)	(68)	3	0
Pay	3-Month CAD-Bank Bill	1.250	Semi-Annual	06/16/2031		6,800	(392)	(320)	(712)	15	0
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		1,600	0	(90)	(90)	12	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.500	Annual	09/15/2026	CHF	13,800	(50)	(581)	(631)	37	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.294	Annual	02/10/2027		3,800	0	(36)	(36)	12	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.283	Annual	02/14/2027		3,400	0	(35)	(35)	11	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.300	Annual	02/15/2027		3,100	0	(29)	(29)	10	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.295	Annual	02/17/2027		1,800	0	(18)	(18)	6	0
Pay(7)	3-Month CHF-SRFXON3 Compounded-OIS	0.343	Annual	05/16/2027		2,300	0	(27)	(27)	8	0
Pay(7)	3-Month CHF-SRFXON3 Compounded-OIS	0.368	Annual	06/15/2027		12,900	(28)	(125)	(153)	47	0
Pay(7)	3-Month NZD-BBR	3.000	Semi-Annual	11/01/2023	NZD	145,700	(47)	(500)	(547)	65	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022	$	8,400	88	(123)	(35)	0	0
Pay	3-Month USD-LIBOR	0.250	Semi-Annual	03/30/2023		4,900	3	(84)	(81)	1	0
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		20,450	0	235	235	0	(3)
Receive(7)	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023		86,900	944	478	1,422	0	(14)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	12/15/2023		200	(1)	(5)	(6)	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		29,800	617	(409)	208	0	(5)
Receive	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		16,900	0	487	487	0	(4)
Receive	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		20,050	0	604	604	0	(4)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	12/15/2024		200	(2)	(7)	(9)	0	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		4,300	423	(408)	15	0	(1)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		17,800	486	(1,449)	(963)	4	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		23,700	(280)	1,556	1,276	0	(4)
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		34,300	(344)	(3,477)	(3,821)	27	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		1,600	(75)	(105)	(180)	1	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		21,900	278	(1,493)	(1,215)	18	0
Pay	3-Month USD-LIBOR	1.518	Semi-Annual	01/20/2029		1,400	(3)	(76)	(79)	2	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/20/2029		4,100	(9)	(192)	(201)	5	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/26/2029		900	(2)	(42)	(44)	1	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041		2,000	34	314	348	0	(11)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		4,500	140	951	1,091	0	(38)
Receive	3-Month USD-LIBOR	1.950	Semi-Annual	08/31/2051		1,800	0	119	119	0	(17)
Receive	3-Month USD-LIBOR	1.990	Semi-Annual	08/31/2051		2,000	0	114	114	0	(19)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		1,900	(105)	203	98	0	(18)
Receive	3-Month USD-LIBOR	2.090	Semi-Annual	12/23/2051		2,200	0	70	70	0	(21)
Receive	3-Month USD-LIBOR	1.620	Semi-Annual	01/27/2052		650	0	90	90	0	(6)
Pay	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	03/16/2027	AUD	8,900	(26)	(341)	(367)	44	0
Pay	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	06/16/2031		13,400	161	(1,229)	(1,068)	70	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2024	EUR	31,000	(698)	(294)	(992)	28	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2027		100,400	(6,047)	(1,523)	(7,570)	371	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		72,720	(6,441)	(1,506)	(7,947)	507	0
Receive	6-Month EUR-EURIBOR	0.450	Annual	12/15/2035		100	(9)	20	11	0	(1)
Receive(7)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		400	0	97	97	0	(3)
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		27,400	2,629	1,517	4,146	0	(275)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	141

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	6-Month EUR-EURIBOR	0.064%	Annual	11/17/2052	EUR	300	$0	$83	$83	$0	$(3)
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	06/19/2022	JPY	5,950,000	0	(14)	(14)	0	0
Receive	6-Month NOK-NIBOR	1.993	Annual	11/12/2024	NOK	8,900	(5)	18	13	0	(4)
Receive	6-Month NOK-NIBOR	1.635	Annual	03/18/2025		13,300	0	48	48	0	(5)
Pay	6-Month PLN-WIBOR	2.585	Annual	10/14/2029	PLN	8,600	0	(270)	(270)	2	0
Pay	UKRPI	3.740	Maturity	03/15/2031	GBP	1,400	1	(295)	(294)	0	(24)
Pay	UKRPI	3.700	Maturity	04/15/2031		3,000	27	(690)	(663)	0	(51)

							$(10,240)	$(9,569)	$(19,809)	$2,097	$(1,755)

Total Swap Agreements							$(9,310)	$(8,579)	$(17,889)	$2,145	$(1,797)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,055	$2,145	$3,200		$(221)	$(2,528)	$(1,797)	$(4,546)

(l)

Securities with an aggregate market value of $14,966 and cash of $5,611 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2022	DKK	43,017		$6,795	$397	$0
	04/2022		$713	DKK	4,745	0	(7)
	04/2022		9,698	NOK	87,079	193	0
	05/2022	AUD	9,386		$7,007	11	(32)
	05/2022	CAD	13,559		10,644	0	(200)
	05/2022	CNH	11,323		1,769	0	(8)
	05/2022		$910	CAD	1,143	4	0
	05/2022		911	CHF	835	0	(6)
	05/2022		3,460	CNH	22,141	14	0
	05/2022		4,990	NZD	7,179	0	(18)
	06/2022	HKD	3,860		$494	1	0
	06/2022	PLN	322		74	0	(2)
	06/2022		$553	MXN	11,578	22	0
	06/2022		731	MYR	3,067	0	(4)

142	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	06/2022			$1,496	ZAR	22,877	$55	$0
	07/2022		JPY	5,350,000		$43,971	0	(91)
	07/2022			$4,157	PEN	16,799	363	0
	09/2022		PEN	16,275		$3,865	0	(486)
	05/2023		CNH	22,383		3,460	0	(18)

BPS	04/2022		DKK	22,680		3,461	88	0
	04/2022		EUR	1,775		1,924	0	(39)
	04/2022		SEK	2,640		276	0	(5)
	04/2022			$1,167	DKK	7,590	0	(38)
	04/2022			1,481	EUR	1,358	22	0
	05/2022			6,412	CAD	8,186	135	0
	06/2022		ILS	1,885		$580	0	(12)
	06/2022		SGD	7,911		5,800	0	(37)
	06/2022			$7,950	MYR	33,690	25	0
	07/2022			347	MXN	7,255	12	0
	08/2022			65		1,432	5	0
	11/2022			11	ZAR	181	1	0
	03/2023		CNH	14,713		$2,279	0	(10)

BRC	06/2022		MYR	1,125		265	0	(1)
	06/2022		SGD	652		481	0	0
	06/2022			$442	MYR	1,865	0	0
	11/2022		ILS	900		$282	0	(3)

CBK	04/2022		BRL	15,442		3,259	16	0
	04/2022		DKK	46,048		7,169	321	0
	04/2022		ILS	1,700		527	2	(7)
	04/2022		PEN	6,555		1,628	0	(150)
	04/2022			$2,951	BRL	15,442	292	0
	04/2022			2,562	CLP	2,006,191	0	(24)
	04/2022			1,190	DKK	7,715	0	(43)
	04/2022			1,731	PEN	6,555	47	0
	05/2022		CAD	969		$767	0	(8)
	05/2022			$395	CNH	2,529	2	0
	06/2022		ILS	7,494		$2,312	0	(41)
	06/2022		SGD	1,316		967	0	(4)
	06/2022			$134	MXN	2,805	5	0
	07/2022		PEN	69		$17	0	(1)
	08/2022		ILS	14,233		4,367	0	(112)
	08/2022			$268	PEN	1,017	5	0
	09/2022		PEN	4,777		$1,239	0	(41)
	10/2022			18,423		4,654	0	(260)
	11/2022			17,186		4,329	0	(247)
	12/2022		ILS	1,300		416	4	0
	12/2022		PEN	6,555		1,690	0	(47)
	12/2022			$1,041	PEN	4,364	119	0
	01/2023		ILS	5,299		$1,680	0	(1)
	05/2023		CNH	2,458		380	0	(2)

DUB	04/2022			$7,332	DKK	49,702	59	0
	06/2022		PLN	107		$24	0	(2)
	07/2022		DKK	49,516		7,332	0	(57)

GLM	04/2022		BRL	17,184		3,469	0	(140)
	04/2022	«	RUB	231		3	0	0
	04/2022			$3,627	BRL	17,184	0	(18)
	05/2022		CNH	29,853		$4,665	0	(20)
	05/2022		KRW	24,737		20	0	0
	05/2022			$3,092	BRL	15,442	125	0
	06/2022		MYR	34,020		$8,089	34	0
	06/2022			$1,288	ZAR	19,734	50	0
	08/2022		PEN	1,400		$359	0	(17)
	08/2022			$268	PEN	1,029	8	0
	11/2022		ILS	16,999		$5,503	129	0
	03/2023		CNH	7,620		1,180	0	(5)

HUS	04/2022		DKK	3,470		543	27	0
	04/2022		EUR	12,370		13,597	8	(96)
	04/2022		JPY	1,530,000		13,444	872	0
	04/2022			$1,765	DKK	11,650	5	(38)
	04/2022			11,608	EUR	10,548	61	0
	04/2022			2,497	GBP	1,883	0	(23)
	04/2022			2,492	NOK	21,500	0	(50)
	05/2022		CHF	2,064		$2,250	13	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	143

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	05/2022		JPY	3,590,000		$31,279	$1,764	$0
	05/2022			$1,636	EUR	1,473	0	(6)
	05/2022			997	JPY	123,100	15	0
	05/2022			1,285	MXN	26,709	48	0
	06/2022		SGD	2,476		$1,825	0	(1)

IND	05/2022		CNH	16,798		2,627	0	(9)
	05/2022			$73,984	CNH	472,825	215	0
	05/2023		CNH	35,599		$5,504	0	(28)

JPM	04/2022		DKK	13,460		2,056	54	0
	05/2022		CNH	169,530		26,662	58	0
	05/2022			$2,358	AUD	3,311	121	0
	05/2022			1,098	IDR	15,755,359	0	(1)
	06/2022		SGD	288		$212	0	(1)
	06/2022			$900	MXN	18,798	33	0
	08/2022		ILS	3,325		$1,040	0	(6)
	12/2022			300		97	2	0

MBC	05/2022		CNH	109,303		17,203	51	0
	05/2022			$410	CLP	324,166	0	(1)
	05/2022			5,554	IDR	79,626,612	8	(18)

MYI	04/2022		BRL	1,742		$368	2	0
	04/2022		DKK	128,471		20,277	1,171	0
	04/2022			$357	BRL	1,742	8	0
	04/2022			24,686	DKK	167,046	157	0
	04/2022			76,556	EUR	68,749	0	(502)
	04/2022			3,351	GBP	2,571	26	0
	04/2022			535	NOK	4,615	0	(11)
	05/2022		BRL	1,742		$355	0	(8)
	05/2022		EUR	68,749		76,623	504	0
	05/2022		JPY	6,603,561		57,111	2,817	0
	05/2022		NZD	331		225	0	(5)
	05/2022			$943	CAD	1,177	0	(2)
	06/2022		SGD	5,522		$4,056	0	(18)
	07/2022		DKK	173,353		25,724	4	(149)

RBC	05/2022		CHF	403		430	0	(7)
	05/2022			$709	CAD	900	11	0
	05/2022			2,701	CHF	2,488	0	(5)

SCX	04/2022		EUR	66,510		$74,800	1,223	0
	04/2022		GBP	38,623		51,837	1,099	0
	04/2022		NOK	113,204		13,109	251	0
	04/2022	«	RUB	1,486		19	2	0
	05/2022		AUD	6,399		4,729	0	(63)
	05/2022		CAD	923		739	1	0
	05/2022		CHF	556		606	3	0
	05/2022		CNH	113,008		17,769	37	(1)
	05/2022		CNY	53,196		8,365	13	0
	05/2022		GBP	34,169		44,980	102	0
	05/2022			$973	AUD	1,344	34	0
	05/2022			1,345	CHF	1,235	0	(7)
	05/2022			392	CLP	309,014	0	(2)
	05/2022			13,109	NOK	113,247	0	(251)
	05/2022			3,455	NZD	5,047	40	0
	06/2022		SGD	5,384		$3,960	0	(12)
	09/2022		MYR	18,308		4,355	16	0

SOG	06/2022		ILS	1,289		396	0	(9)

UAG	05/2022		CAD	698		546	0	(12)
	05/2022		CHF	320		346	0	(1)
	05/2022		NZD	14,786		9,758	0	(482)
	05/2022			$905	AUD	1,259	38	0
	05/2022			2,365	CAD	3,010	42	0
	06/2022			534	ZAR	8,325	30	0

Total Forward Foreign Currency Contracts							$13,552	$(4,089)

144	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
CBK	Put - OTC EUR versus CHF	CHF 1.015	05/24/2022	3,853	$19	$31

MBC	Put - OTC EUR versus USD	$ 0.900	04/13/2022	7,200	1	0
	Call - OTC USD versus CAD	CAD 1.440	04/14/2022	5,000	1	0
	Call - OTC USD versus JPY	JPY 135.000	04/14/2022	10,000	1	0
	Call - OTC USD versus NOK	NOK 11.000	04/12/2022	2,200	0	0

					$22	$31

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180%	01/11/2024	3,300	$94	$137

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/01/2025	EUR 97.000	05/23/2025	1,400	$106	$311

Total Purchased Options					$222	$479

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	2,800	$(3)	$0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	3,200	(3)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	700	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	900	(1)	0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	1,100	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	5,900	(12)	(6)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	4,100	(7)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	2,200	(10)	(3)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	1,000	(2)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	800	(6)	(3)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	500	(5)	(2)

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	3,200	(4)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	1,200	(1)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	1,800	(3)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	500	(3)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	400	(2)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	2,000	(2)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	2,000	(3)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	4,500	(7)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	4,000	(7)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	1,600	(3)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	2,600	(12)	(4)

CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	1,500	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	1,700	(2)	(2)

DUB	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	500	(2)	0
	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	05/18/2022	500	(3)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	1,500	(2)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	1,800	(2)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	1,700	(3)	(1)

GST	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	05/18/2022	700	(5)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	04/20/2022	1,200	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	1,200	(2)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	1,400	(2)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	1,600	(3)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	700	(5)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	1,800	(3)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	2,200	(4)	(3)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	145

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	1,600	$(2)	$0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	1,500	(2)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	1,600	(2)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	1,400	(2)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	800	(8)	(4)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	600	(5)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	07/20/2022	2,200	(8)	(4)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.200	07/20/2022	3,000	(9)	(6)

MYC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	500	(3)	0
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	700	(3)	0
	Put - OTC CDX.HY-37 5-Year Index	Sell	104.000	04/20/2022	500	(4)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	1,300	(2)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	1,500	(2)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	1,500	(3)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	3,800	(5)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	3,000	(5)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	04/20/2022	2,100	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	2,200	(2)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	2,300	(4)	(1)

						$(216)	$(86)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus CHF	CHF	1.050	05/24/2022	3,853	$(21)	$(9)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.310%	01/11/2024	29,600	$ (95)	$(252)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.650	06/16/2022	16,800	(28)	(6)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400	06/16/2022	16,800	(29)	(88)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.171	04/13/2022	8,000	(25)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.621	04/13/2022	8,000	(25)	(239)

BPS	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	04/07/2022	1,300	(7)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.700	04/07/2022	1,300	(7)	(21)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.775	04/19/2022	4,100	(11)	(2)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.175	04/19/2022	4,100	(11)	(27)
	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	1,400	(106)	(298)

BRC	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	05/09/2022	1,600	(7)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	05/09/2022	1,600	(13)	(34)

CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/16/2022	1,300	(5)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/16/2022	1,300	(5)	(12)

DUB	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350	08/08/2022	800	(3)	(1)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.550	08/08/2022	800	(3)	(8)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.900	05/24/2022	4,500	(23)	(19)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	05/24/2022	4,500	(23)	(19)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	86,900	(173)	(3)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	86,900	(173)	(1,433)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/11/2022	2,800	(10)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/11/2022	2,800	(11)	(23)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.417	04/01/2022	7,000	(35)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.817	04/01/2022	7,000	(35)	(188)

JPM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.820	12/16/2024	8,100	(57)	(39)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	04/08/2022	2,300	(8)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	04/08/2022	2,300	(13)	(43)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.670	06/16/2022	5,600	(23)	(10)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.370	06/16/2022	5,600	(23)	(49)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	07/12/2022	4,100	(32)	(2)

							$ (1,019)	$(2,819)

146	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor	0.000%	1-Month USD-LIBOR	10/07/2022	18,250	$(19)	$0
	Call - OTC 1-Year Interest Rate Floor	0.000	1-Month USD-LIBOR	10/08/2022	9,750	(9)	0

						$(28)	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	$98.391	05/05/2022	400	$(2)	$0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.469	05/05/2022	500	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.617	05/05/2022	900	(4)	(1)

					$(8)	$(1)

Total Written Options					$(1,292)	$(2,915)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.029%	$	400	$(14)	$13	$0	$(1)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.029		3,100	(111)	103	0	(8)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		2,700	(67)	38	0	(29)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.192		1,500	(29)	14	0	(15)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.029		2,800	(97)	90	0	(7)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		3,200	(80)	46	0	(34)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.029		800	(28)	26	0	(2)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.192		2,700	(52)	24	0	(28)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.029		2,600	(91)	85	0	(6)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		1,500	(37)	21	0	(16)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		2,000	(48)	27	0	(21)

								$(654)	$487	$0	$(167)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.574%	$	1,300	$(32)	$50	$18	$0

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.574		900	(22)	34	12	0

GST	Emirate of Abu Dhabi Government International Bond	1.000	Quarterly	12/20/2026	0.453		600	18	(3)	15	0

								$(36)	$81	$45	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD 3,541	$4,700	$23	$(21)	$2	$0

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	5,451	7,900	1	(1)	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	147

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	5,313	$7,700	$(28)	$(1)	$0	$(29)

							$(4)	$(23)	$2	$(29)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month MYR-KLIBOR	3.250%	Quarterly	03/16/2027	MYR	2,000	$(1)	$3	$2	$0

CBK	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		13,300	15	51	66	0

								$14	$54	$68	$0

Total Swap Agreements								$(680)	$599	$115	$(196)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$0	$0	$2	$2	$0	$0	$0	$0	$2	$0	$2
BOA	1,060	137	2	1,199	(872)	(601)	(1)	(1,474)	(275)	0	(275)
BPS	288	311	0	599	(141)	(354)	(37)	(532)	67	0	67
BRC	0	0	18	18	(4)	(58)	(56)	(118)	(100)	278	178
CBK	813	31	78	922	(988)	(25)	(2)	(1,015)	(93)	0	(93)
DUB	59	0	0	59	(59)	(50)	0	(109)	(50)	0	(50)
GLM	346	0	0	346	(200)	(1,648)	(29)	(1,877)	(1,531)	1,635	104
GST	0	0	15	15	0	(8)	(34)	(42)	(27)	199	172
HUS	2,813	0	0	2,813	(214)	0	(16)	(230)	2,583	(900)	1,683
IND	215	0	0	215	(37)	0	0	(37)	178	0	178
JPM	268	0	0	268	(8)	(101)	(21)	(130)	138	(290)	(152)
MBC	59	0	0	59	(19)	0	0	(19)	40	(1,870)	(1,830)
MYC	0	0	0	0	0	(70)	0	(70)	(70)	(636)	(706)
MYI	4,689	0	0	4,689	(695)	0	0	(695)	3,994	(3,950)	44
RBC	11	0	0	11	(12)	0	0	(12)	(1)	0	(1)
SCX	2,821	0	0	2,821	(336)	0	0	(336)	2,485	(1,660)	825
SOG	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)
UAG	110	0	0	110	(495)	0	0	(495)	(385)	270	(115)

Total Over the Counter	$13,552	$479	$115	$14,146	$(4,089)	$(2,915)	$(196)	$(7,200)

(n)

Securities with an aggregate market value of $2,436 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

148	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,055	$1,055
Swap Agreements	0	37	0	0	2,108	2,145

	$0	$37	$0	$0	$3,163	$3,200

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,552	$0	$13,552
Purchased Options	0	0	0	31	448	479
Swap Agreements	0	45	0	2	68	115

	$0	$45	$0	$13,585	$516	$14,146

	$0	$82	$0	$13,585	$3,679	$17,346

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$221	$221
Futures	0	0	0	0	2,528	2,528
Swap Agreements	0	27	0	0	1,770	1,797

	$0	$27	$0	$0	$4,519	$4,546

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,089	$0	$4,089
Written Options	0	86	0	9	2,820	2,915
Swap Agreements	0	167	0	29	0	196

	$0	$253	$0	$4,127	$2,820	$7,200

	$0	$280	$0	$4,127	$7,339	$11,746

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$20	$20
Futures	0	0	0	0	6,750	6,750
Swap Agreements	0	(2,294)	0	0	(12,146)	(14,440)

	$0	$(2,294)	$0	$0	$(5,376)	$(7,670)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,859	$0	$12,859
Purchased Options	0	0	0	(1)	(121)	(122)
Written Options	0	425	0	153	2,057	2,635
Swap Agreements	0	(198)	0	0	371	173

	$0	$227	$0	$13,011	$2,307	$15,545

	$0	$(2,067)	$0	$13,011	$(3,069)	$7,875

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	149

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(145)	$(145)
Futures	0	0	0	0	8,416	8,416
Swap Agreements	0	1,708	0	0	(13,548)	(11,840)

	$0	$1,708	$0	$0	$(5,277)	$(3,569)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$899	$0	$899
Purchased Options	0	0	0	9	(80)	(71)
Written Options	0	22	0	(2)	(2,496)	(2,476)
Swap Agreements	0	217	0	(1,186)	54	(915)

	$0	$239	$0	$(280)	$(2,522)	$(2,563)

	$0	$1,947	$0	$(280)	$(7,799)	$(6,132)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$221	$0	$221
Australia
Non-Agency Mortgage-Backed Securities	0	398	0	398
Sovereign Issues	0	16,436	0	16,436
Canada
Corporate Bonds & Notes	0	1,226	0	1,226
Non-Agency Mortgage-Backed Securities	0	409	0	409
Sovereign Issues	0	480	0	480
Cayman Islands
Asset-Backed Securities	0	57,847	0	57,847
Corporate Bonds & Notes	0	7,075	0	7,075
Non-Agency Mortgage-Backed Securities	0	2,604	0	2,604
Chile
Sovereign Issues	0	198	0	198
China
Corporate Bonds & Notes	0	1,803	0	1,803
Denmark
Corporate Bonds & Notes	0	33,151	0	33,151
France
Corporate Bonds & Notes	0	5,546	0	5,546
Sovereign Issues	0	22,631	0	22,631
Germany
Corporate Bonds & Notes	0	17,638	0	17,638
India
Corporate Bonds & Notes	0	1,003	0	1,003
Ireland
Asset-Backed Securities	0	9,346	0	9,346
Corporate Bonds & Notes	0	1,716	0	1,716
Israel
Sovereign Issues	0	7,181	0	7,181
Italy
Corporate Bonds & Notes	0	7,806	0	7,806
Sovereign Issues	0	926	0	926
Japan
Corporate Bonds & Notes	0	3,449	0	3,449
Sovereign Issues	0	60,500	0	60,500
Jersey, Channel Islands
Asset-Backed Securities	0	2,193	0	2,193
Corporate Bonds & Notes	0	260	0	260
Luxembourg
Corporate Bonds & Notes	0	2,568	0	2,568
Malaysia
Corporate Bonds & Notes	0	1,089	0	1,089
Sovereign Issues	0	3,333	0	3,333

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Mexico
Sovereign Issues	$0	$507	$0	$507
Multinational
Corporate Bonds & Notes	0	718	0	718
Netherlands
Corporate Bonds & Notes	0	5,608	0	5,608
Preferred Securities	0	408	0	408
Norway
Sovereign Issues	0	1,544	0	1,544
Peru
Sovereign Issues	0	11,278	0	11,278
Qatar
Corporate Bonds & Notes	0	1,753	0	1,753
Sovereign Issues	0	8,501	0	8,501
Romania
Sovereign Issues	0	3,108	0	3,108
Saudi Arabia
Sovereign Issues	0	864	0	864
Serbia
Sovereign Issues	0	1,166	0	1,166
Singapore
Corporate Bonds & Notes	0	794	0	794
Sovereign Issues	0	17,902	0	17,902
South Africa
Sovereign Issues	0	196	0	196
Spain
Corporate Bonds & Notes	0	2,708	0	2,708
Sovereign Issues	0	5,622	0	5,622
Supranational
Corporate Bonds & Notes	0	1,301	0	1,301
Switzerland
Corporate Bonds & Notes	0	10,377	0	10,377
United Arab Emirates
Sovereign Issues	0	525	0	525
United Kingdom
Corporate Bonds & Notes	0	51,983	0	51,983
Non-Agency Mortgage-Backed Securities	0	28,686	0	28,686
Preferred Securities	0	621	0	621
United States
Asset-Backed Securities	0	72,990	0	72,990
Corporate Bonds & Notes	599	52,523	0	53,122
Loan Participations and Assignments	0	2,449	0	2,449
Municipal Bonds & Notes	0	2,321	0	2,321
Non-Agency Mortgage-Backed Securities	0	77,990	2,570	80,560
Preferred Securities	0	2,218	0	2,218
U.S. Government Agencies	0	196,943	0	196,943
U.S. Treasury Obligations	0	29,248	0	29,248

150	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short-Term Instruments
Repurchase Agreements	$0	$607	$0	$607
Israel Treasury Bills	0	12,206	0	12,206
Japan Treasury Bills	0	86,019	0	86,019

	$599	$960,717	$2,570	$963,886

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$96,197	$0	$0	$96,197

Total Investments	$96,796	$960,717	$2,570	$1,060,083

Short Sales, at Value - Liabilities
United Kingdom
Sovereign Issues	0	(263)	0	(263)
United States
U.S. Government Agencies	0	(146,794)	0	(146,794)

	$0	$(147,057)	$0	$(147,057)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1,031	$2,169	$0	$3,200
Over the counter	0	14,144	2	14,146

	$1,031	$16,313	$2	$17,346

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,511)	(2,035)	0	(4,546)
Over the counter	0	(7,200)	0	(7,200)

	$(2,511)	$(9,235)	$0	$(11,746)

Total Financial Derivative Instruments	$(1,480)	$7,078	$2	$5,600

Totals	$95,316	$820,738	$2,572	$918,626

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	151

Schedule of Investments	PIMCO International Bond Fund (Unhedged)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.7%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$590	$199
1.000% due 07/09/2029		15	5
1.450% due 08/13/2023 (f)	ARS	38,360	203
2.500% due 07/09/2041 þ		$100	35
39.551% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	20,340	104

Total Argentina (Cost $1,718)			546

AUSTRALIA 1.5%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Pepper Residential Securities Trust
1.327% due 03/12/2061 •		$558	558

RESIMAC Bastille Trust
1.219% due 09/05/2057 •		725	725

			1,283

SOVEREIGN ISSUES 1.4%

Australia Government International Bond
0.500% due 09/21/2026	AUD	16,900	11,543
1.000% due 11/21/2031		2,800	1,774
1.750% due 06/21/2051		3,900	2,100
2.500% due 05/21/2030		1,100	807

South Australia Government Financing Authority
1.750% due 05/24/2032		1,900	1,240

Treasury Corp. of Victoria
4.250% due 12/20/2032		2,200	1,795

			19,259

Total Australia (Cost $22,039)			20,542

BRAZIL 0.1%

CORPORATE BONDS & NOTES 0.1%

Banco Bradesco SA
2.850% due 01/27/2023		$2,000	2,010

Total Brazil (Cost $2,000)			2,010

CANADA 1.0%

CORPORATE BONDS & NOTES 0.5%

Enbridge, Inc.
2.900% due 07/15/2022		$1,400	1,404

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,400	1,561

HSBC Bank Canada
1.650% due 09/10/2022		$3,600	3,602

			6,567

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Real Estate Asset Liquidity Trust
2.381% due 02/12/2055 ~	CAD	1,183	906
2.867% due 02/12/2055 ~		2,400	1,766
3.072% due 08/12/2053		736	591

			3,263

SOVEREIGN ISSUES 0.3%

Canada Government International Bond
2.000% due 12/01/2051		4,400	3,242

Canada Government Real Return Bond
1.500% due 12/01/2044 (f)		1,382	1,321

			4,563

Total Canada (Cost $14,767)			14,393

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 7.9%

ASSET-BACKED SECURITIES 7.2%

American Money Management Corp. CLO Ltd.
1.218% due 04/14/2029 •	$1,447	$1,443
1.316% due 11/10/2030 •	3,500	3,455

Apidos CLO
1.141% due 07/18/2029 •	3,700	3,668

Arbor Realty Commercial Real Estate Notes Ltd.
1.500% due 01/15/2037 •	3,800	3,781

Ares CLO Ltd.
1.291% due 01/15/2032 ~	3,700	3,672
1.309% due 04/22/2031 •	3,600	3,573

Carlyle U.S. CLO Ltd.
1.254% due 04/20/2031 •	3,700	3,676

Crestline Denali CLO Ltd.
1.399% due 10/23/2031 •	3,900	3,849

Dryden Senior Loan Fund
1.221% due 04/15/2028 •	3,500	3,489

GoldenTree Loan Management U.S. CLO Ltd.
1.164% due 11/20/2030 •	2,300	2,277

KKR CLO Ltd.
1.191% due 07/15/2030 •	3,600	3,559

LoanCore Issuer Ltd.
1.600% due 01/17/2037 •	3,700	3,679

Mountain View CLO Ltd.
1.064% due 10/13/2027 •	1,251	1,247

Palmer Square Loan Funding Ltd.
1.054% due 07/20/2029 •	3,244	3,236

Sound Point CLO Ltd.
1.159% due 01/23/2029 •	2,723	2,725
1.234% due 10/20/2030 •	3,700	3,670
1.238% due 07/25/2030 •	6,350	6,358

Starwood Commercial Mortgage Trust
1.668% due 04/18/2038 •	3,700	3,677

Starwood Mortgage Trust
1.400% due 11/15/2038 •	3,600	3,567

Stratus CLO Ltd.
1.043% due 12/29/2029 •	3,500	3,477

TCI-Symphony CLO Ltd.
1.264% due 10/13/2032 •	3,700	3,669

THL Credit Wind River Clo Ltd.
1.321% due 04/15/2031 •	4,000	3,972

TPG Real Estate Finance Issuer Ltd.
1.700% due 02/15/2039 •	3,900	3,876

Venture CLO Ltd.
1.121% due 04/15/2027 •	520	520
1.274% due 04/20/2029 •	2,356	2,357
1.354% due 01/20/2029 •	3,200	3,189
1.384% due 04/20/2032 •	2,900	2,885
1.459% due 07/30/2032 •	3,700	3,679
1.496% due 09/07/2030 •	3,900	3,899

Vibrant CLO Ltd.
1.878% due 06/20/2029 •	2,065	2,063

Voya CLO Ltd.
1.191% due 04/17/2030 •	1,300	1,295

		99,482

CORPORATE BONDS & NOTES 0.3%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027	1,144	1,012

KSA Sukuk Ltd.
2.894% due 04/20/2022	500	500

SA Global Sukuk Ltd.
2.694% due 06/17/2031	1,000	949

Sands China Ltd.
5.125% due 08/08/2025	600	598
5.400% due 08/08/2028	1,500	1,478

Tencent Holdings Ltd.
3.595% due 01/19/2028	300	293

		4,830

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

AREIT Trust
1.477% due 07/17/2026 •		$3,700	$3,694

MF1 Multifamily Housing Mortgage Loan Trust
1.293% due 07/15/2036 •		1,468	1,445

			5,139

Total Cayman Islands (Cost $110,272)			109,451

CHILE 0.0%

SOVEREIGN ISSUES 0.0%

Chile Government International Bond
4.000% due 01/31/2052		$300	297

Total Chile (Cost $297)			297

CHINA 6.9%

SOVEREIGN ISSUES 6.9%

China Development Bank
4.040% due 04/10/2027	CNY	49,800	8,246
4.240% due 08/24/2027		162,200	27,158
4.880% due 02/09/2028		76,000	13,150

China Government International Bond
2.680% due 05/21/2030		165,200	25,646
3.010% due 05/13/2028		15,800	2,525
3.280% due 12/03/2027		100	16
3.530% due 10/18/2051		31,900	5,191
3.720% due 04/12/2051		22,800	3,800
3.810% due 09/14/2050		55,100	9,291

Total China (Cost $89,478)			95,023

DENMARK 4.0%

CORPORATE BONDS & NOTES 4.0%

Jyske Realkredit AS
1.000% due 10/01/2050	DKK	115,408	14,968
1.500% due 10/01/2053		1,697	225

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		52,043	6,698
1.500% due 10/01/2053		4,890	642

Nykredit Realkredit AS
1.000% due 10/01/2050		137,975	17,704
1.000% due 10/01/2053		3,696	465
1.500% due 10/01/2053		57,668	7,704

Realkredit Danmark AS
1.000% due 10/01/2050		16,466	2,142
1.500% due 10/01/2053		6,078	814
2.000% due 10/01/2053		28,400	3,923

Total Denmark (Cost $62,979)			55,285

FRANCE 3.7%

CORPORATE BONDS & NOTES 1.3%

BNP Paribas SA
1.323% due 01/13/2027 •		$3,400	3,100
3.132% due 01/20/2033 •		2,500	2,317
3.800% due 01/10/2024		500	505
4.625% due 01/12/2027 •(g)(h)		2,400	2,262
5.198% due 01/10/2030 •		1,500	1,602

BPCE SA
2.045% due 10/19/2027 •		1,000	921

Societe Generale SA
1.488% due 12/14/2026 •		4,000	3,621
2.226% due 01/21/2026 •		1,200	1,140
2.797% due 01/19/2028 •		900	844
3.337% due 01/21/2033 •		1,300	1,197
7.375% due 10/04/2023 •(g)(h)		200	204

			17,713

152	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.4%

France Government International Bond
0.500% due 05/25/2072 (k)	EUR	2,200	$1,554
0.750% due 05/25/2052 (k)		10,950	10,213
2.000% due 05/25/2048 (k)		10,900	13,825
3.250% due 05/25/2045 (k)		4,600	7,054

			32,646

Total France (Cost $53,086)			50,359

GERMANY 1.8%

CORPORATE BONDS & NOTES 1.8%

Deutsche Bank AG
1.625% due 01/20/2027	EUR	3,100	3,342
1.750% due 11/19/2030 •		1,200	1,245
2.129% due 11/24/2026 •(i)		$1,900	1,763
2.222% due 09/18/2024 •		1,600	1,566
2.625% due 12/16/2024	GBP	1,100	1,424
2.625% due 02/12/2026	EUR	2,600	2,943
3.035% due 05/28/2032 •(i)		$2,000	1,800
3.547% due 09/18/2031 •		400	378
3.729% due 01/14/2032 •(i)		2,400	2,144
3.950% due 02/27/2023		1,500	1,515
3.961% due 11/26/2025 •		3,500	3,500

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)	EUR	300	321

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$1,800	1,768

Volkswagen Bank GmbH
2.500% due 07/31/2026	EUR	1,000	1,134

Total Germany (Cost $26,594)			24,843

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%

Poly Real Estate Finance Ltd.
3.950% due 02/05/2023		$700	701

Total Hong Kong (Cost $696)			701

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$1,400	1,405

Total India (Cost $1,404)			1,405

IRELAND 1.4%

ASSET-BACKED SECURITIES 1.1%

Accunia European CLO DAC
0.950% due 07/15/2030 •	EUR	1,601	1,765

Black Diamond CLO DAC
0.650% due 10/03/2029 •		467	514

Cairn CLO DAC
0.600% due 04/30/2031 •		1,300	1,432
0.780% due 10/15/2031 •		1,500	1,640

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •		1,600	1,754

Dryden Euro CLO BV
0.660% due 04/15/2033 •		1,700	1,859

Harvest CLO DAC
0.640% due 10/15/2031 •		1,300	1,424

Jubilee CLO DAC
0.610% due 04/15/2030 •		1,900	2,085
0.650% due 04/15/2031 •		1,300	1,418

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •		1,299	1,426

			15,317

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.3%

AerCap Ireland Capital DAC
0.951% (SOFRRATE + 0.680%) due 09/29/2023 ~		$1,000	$990
1.650% due 10/29/2024		800	756
1.750% due 10/29/2024		700	660

AIB Group PLC
2.875% due 05/30/2031 •	EUR	700	766
4.750% due 10/12/2023		$500	509

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		700	701

			4,382

Total Ireland (Cost $21,434)			19,699

ISRAEL 1.0%

SOVEREIGN ISSUES 1.0%

Israel Government International Bond
0.750% due 07/31/2022	ILS	18,800	5,904
1.250% due 11/30/2022		3,100	977
2.000% due 03/31/2027		9,700	3,081
3.800% due 05/13/2060		$2,700	2,703
4.125% due 01/17/2048		900	961

Total Israel (Cost $13,589)			13,626

ITALY 2.4%

CORPORATE BONDS & NOTES 0.9%

Banca Carige SpA
0.971% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	4,000	4,428

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027		1,800	1,948
2.625% due 04/28/2025		1,000	1,045

UniCredit SpA
7.500% due 06/03/2026 •(g)(h)		900	1,079
7.830% due 12/04/2023		$2,900	3,083
9.250% due 06/03/2022 •(g)(h)	EUR	1,200	1,348

			12,931

SOVEREIGN ISSUES 1.5%

Italy Buoni Poliennali Del Tesoro
1.500% due 04/30/2045 (k)		1,900	1,789
1.750% due 07/01/2024 (k)		5,000	5,675
1.850% due 07/01/2025 (k)		9,200	10,485
2.150% due 03/01/2072 (k)		2,500	2,364

			20,313

Total Italy (Cost $35,365)			33,244

JAPAN 16.5%

CORPORATE BONDS & NOTES 0.9%

Mizuho Financial Group, Inc.
1.625% (US0003M + 0.880%) due 09/11/2022 ~		$4,200	4,210
1.745% (US0003M + 1.000%) due 09/11/2024 ~		800	804
3.922% due 09/11/2024 •		1,300	1,316

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		800	799
3.522% due 09/17/2025		1,100	1,079
4.345% due 09/17/2027		1,400	1,382
4.810% due 09/17/2030		1,500	1,490

Nomura Holdings, Inc.
2.329% due 01/22/2027		1,000	937

Sumitomo Mitsui Trust Bank Ltd.
2.800% due 03/10/2027		700	676

			12,693

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 15.6%

Japan Bank for International Cooperation
1.750% due 10/17/2024		$700	$686

Japan Finance Organization for Municipalities
3.375% due 09/27/2023		1,000	1,015

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	1,107,113	9,553
0.100% due 06/20/2031		8,500,000	69,220
0.100% due 09/20/2031		2,839,000	23,093
0.500% due 12/20/2041		710,000	5,630
0.500% due 09/20/2046		74,000	566
0.500% due 03/20/2049		2,640,000	19,696
0.700% due 12/20/2048		1,790,000	14,100
0.700% due 06/20/2051		1,117,000	8,700
1.400% due 09/20/2034		5,980,000	55,516

Tokyo Metropolitan Government
0.750% due 07/16/2025		$4,500	4,202
2.500% due 06/08/2022		2,800	2,808

			214,785

Total Japan (Cost $245,228)			227,478

LUXEMBOURG 0.1%

CORPORATE BONDS & NOTES 0.1%

Blackstone Property Partners Europe Holdings SARL
1.400% due 07/06/2022	EUR	1,000	1,107

Total Luxembourg (Cost $1,143)			1,107

MALAYSIA 1.6%

CORPORATE BONDS & NOTES 0.2%

Petronas Capital Ltd.
3.404% due 04/28/2061		$800	711
3.500% due 04/21/2030		600	612
4.550% due 04/21/2050		400	443
4.800% due 04/21/2060		400	465

			2,231

SOVEREIGN ISSUES 1.4%

Malaysia Government International Bond
3.828% due 07/05/2034	MYR	7,500	1,716
3.844% due 04/15/2033		2,300	531
4.065% due 06/15/2050		5,000	1,103
4.254% due 05/31/2035		27,300	6,489
4.642% due 11/07/2033		2,400	595

Malaysia Government Investment Issue
3.447% due 07/15/2036		6,200	1,338
4.119% due 11/30/2034		1,700	399
4.369% due 10/31/2028		26,400	6,488

			18,659

Total Malaysia (Cost $21,293)			20,890

MEXICO 0.0%

SOVEREIGN ISSUES 0.0%

Mexico Government International Bond
5.000% due 04/27/2051		$600	608

Total Mexico (Cost $557)			608

MULTINATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%

NXP BV
4.625% due 06/01/2023		$2,400	2,439

Total Multinational (Cost $2,422)			2,439

NETHERLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%

Cooperatieve Rabobank UA
3.649% due 04/06/2028 •(b)		$2,500	2,494
3.758% due 04/06/2033 •(b)		900	898

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	153

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enel Finance International NV
2.650% due 09/10/2024		$2,700	$2,662

ING Groep NV
3.875% due 05/16/2027 •(g)(h)		900	788

Vonovia Finance BV
5.000% due 10/02/2023		500	512

			7,354

		SHARES
PREFERRED SECURITIES 0.0%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)		525,250	680

Total Netherlands (Cost $8,073)			8,034

		PRINCIPAL AMOUNT (000S)
NEW ZEALAND 0.1%

SOVEREIGN ISSUES 0.1%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	1,700	1,019

Total New Zealand (Cost $1,197)			1,019

NORWAY 0.2%

CORPORATE BONDS & NOTES 0.1%

DNB Boligkreditt AS
3.250% due 06/28/2023		$1,100	1,113

SOVEREIGN ISSUES 0.1%

Kommunalbanken AS
1.900% due 01/19/2027	AUD	2,200	1,544

Total Norway (Cost $2,699)			2,657

PERU 1.1%

SOVEREIGN ISSUES 1.1%

Peru Government International Bond
2.780% due 12/01/2060		$1,000	785
5.350% due 08/12/2040	PEN	3,300	742
5.940% due 02/12/2029		6,100	1,610
6.350% due 08/12/2028		30,900	8,386
6.950% due 08/12/2031		4,700	1,313
8.200% due 08/12/2026		5,600	1,647

Total Peru (Cost $17,313)			14,483

QATAR 1.0%

CORPORATE BONDS & NOTES 0.2%

Qatar Energy
1.375% due 09/12/2026		$1,000	935
2.250% due 07/12/2031		600	553
3.125% due 07/12/2041		1,000	912
3.300% due 07/12/2051		1,000	921

			3,321

SOVEREIGN ISSUES 0.8%

Qatar Government International Bond
3.875% due 04/23/2023		10,400	10,595
4.400% due 04/16/2050		200	225

			10,820

Total Qatar (Cost $14,175)			14,141

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ROMANIA 0.6%

SOVEREIGN ISSUES 0.6%

Romania Government International Bond
1.375% due 12/02/2029	EUR	1,200	$1,137
1.750% due 07/13/2030		1,400	1,314
2.000% due 01/28/2032 (k)		600	553
2.000% due 04/14/2033		100	89
2.124% due 07/16/2031		800	759
2.625% due 12/02/2040		800	676
2.750% due 04/14/2041		500	426
2.875% due 04/13/2042		1,800	1,532
3.750% due 02/07/2034		1,200	1,241

Total Romania (Cost $9,728)			7,727

SAUDI ARABIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$1,100	1,100
3.250% due 11/24/2050		900	774

Total Saudi Arabia (Cost $1,992)			1,874

SERBIA 0.1%

SOVEREIGN ISSUES 0.1%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	1,100	1,028
2.050% due 09/23/2036		900	767

Total Serbia (Cost $2,300)			1,795

SINGAPORE 2.6%

CORPORATE BONDS & NOTES 0.2%

BOC Aviation Ltd.
2.750% due 09/18/2022		$300	300
3.500% due 09/18/2027		600	591

PSA Treasury Pte Ltd.
2.500% due 04/12/2026		1,400	1,376

			2,267

SOVEREIGN ISSUES 2.4%

Singapore Government International Bond
1.625% due 07/01/2031	SGD	26,500	18,418
1.875% due 03/01/2050		200	127
2.250% due 08/01/2036		400	286
2.750% due 03/01/2046		100	75
2.875% due 07/01/2029		1,800	1,374
2.875% due 09/01/2030		16,200	12,425

			32,705

Total Singapore (Cost $35,868)			34,972

SOUTH AFRICA 0.1%

SOVEREIGN ISSUES 0.1%

South Africa Government International Bond
4.850% due 09/30/2029		$1,100	1,078

Total South Africa (Cost $1,100)			1,078

SOUTH KOREA 1.7%

SOVEREIGN ISSUES 1.7%

Korea Government International Bond
2.125% due 06/10/2027	KRW	3,015,000	2,400
2.375% due 12/10/2027		3,370,000	2,707
2.375% due 12/10/2028		12,640,000	10,067
2.625% due 06/10/2028		6,030,000	4,887
5.500% due 03/10/2028		3,370,000	3,170

Total South Korea (Cost $26,245)			23,231

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPAIN 1.6%

CORPORATE BONDS & NOTES 0.3%

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(g)(h)	EUR	1,200	$1,375
6.000% due 03/29/2024 •(g)(h)		800	917

Banco de Sabadell SA
1.125% due 03/11/2027 •		100	108
1.750% due 05/10/2024		100	110

Banco Santander SA
1.849% due 03/25/2026		$400	374
3.848% due 04/12/2023		600	608

CaixaBank SA
3.625% due 09/14/2028 •(g)(h)	EUR	400	378

Merlin Properties Socimi SA
2.225% due 04/25/2023		600	674

			4,544

		SHARES
PREFERRED SECURITIES 0.1%

CaixaBank SA
5.875% due 10/09/2027 •(g)(h)		400,000	468
6.000% due 07/18/2022 •(g)(h)		400,000	447
6.750% due 06/13/2024 •(g)(h)		800,000	934

			1,849

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.2%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	500	671

Spain Government International Bond
0.850% due 07/30/2037		4,500	4,395
1.450% due 10/31/2071		2,300	1,867
3.450% due 07/30/2066 (k)		6,300	9,135

			16,068

Total Spain (Cost $26,246)			22,461

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Inter-American Development Bank
2.500% due 04/14/2027	AUD	1,800	1,301

Total Supranational (Cost $1,337)			1,301

SWITZERLAND 1.2%

CORPORATE BONDS & NOTES 1.2%

Credit Suisse AG
6.500% due 08/08/2023 (h)		$4,800	4,934

Credit Suisse Group AG
2.193% due 06/05/2026 •		2,500	2,350
3.800% due 06/09/2023		1,200	1,211
3.869% due 01/12/2029 •		400	391
6.250% due 12/18/2024 •(g)(h)		200	202
7.500% due 07/17/2023 •(g)(h)		800	814
7.500% due 12/11/2023 •(g)(h)		500	519

UBS AG
5.125% due 05/15/2024 (h)		4,063	4,164
7.625% due 08/17/2022 (h)		550	558

UBS Group AG
4.875% due 02/12/2027 •(g)(h)		1,400	1,354

Total Switzerland (Cost $16,732)			16,497

THAILAND 0.1%

SOVEREIGN ISSUES 0.1%

Thailand Government International Bond
1.585% due 12/17/2035	THB	38,200	981
3.300% due 06/17/2038		27,100	833

154	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.650% due 06/20/2031	THB	4,300	$145

Total Thailand (Cost $2,077)			1,959

UNITED ARAB EMIRATES 0.1%

SOVEREIGN ISSUES 0.1%

Abu Dhabi Government International Bond
3.875% due 04/16/2050		$700	735

Total United Arab Emirates (Cost $674)			735

UNITED KINGDOM 11.1%

CORPORATE BONDS & NOTES 5.5%

Annington Funding PLC
1.650% due 07/12/2024	EUR	2,000	2,215

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$6,400	6,562

Barclays PLC
2.375% due 10/06/2023 •	GBP	1,700	2,235
4.375% due 01/12/2026		$480	491
4.836% due 05/09/2028		1,100	1,125
5.088% due 06/20/2030 •		1,500	1,559
7.125% due 06/15/2025 •(g)(h)	GBP	1,400	1,940
8.000% due 06/15/2024 •(g)(h)		$800	847

British Telecommunications PLC
9.625% due 12/15/2030		1,200	1,640

GSK Consumer Healthcare Capital UK PLC
3.125% due 03/24/2025		1,900	1,896

HSBC Holdings PLC
1.488% (US0003M + 1.000%) due 05/18/2024 ~		900	903
2.804% due 05/24/2032 •		2,200	2,003
3.803% due 03/11/2025 •		1,200	1,206
4.041% due 03/13/2028 •		2,300	2,309
4.300% due 03/08/2026		1,340	1,376
4.750% due 07/04/2029 •(g)(h)	EUR	500	557
4.950% due 03/31/2030		$300	321

Lloyds Bank PLC
4.875% due 03/30/2027	GBP	300	446

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		$400	391
4.582% due 12/10/2025		2,874	2,936
4.650% due 03/24/2026		1,500	1,536
5.125% due 12/27/2024 •(g)(h)	GBP	600	787
7.875% due 06/27/2029 •(g)(h)		200	297

Nationwide Building Society
2.972% due 02/16/2028 •		$700	667
3.766% due 03/08/2024 •		3,000	3,018
5.875% due 12/20/2024 •(g)(h)	GBP	1,100	1,470

NatWest Group PLC
2.500% due 03/22/2023	EUR	2,641	2,995
3.875% due 09/12/2023		$700	707

Natwest Group PLC
4.600% due 06/28/2031 •(g)(h)		1,200	1,059
5.076% due 01/27/2030 •		1,600	1,706
5.125% due 05/12/2027 •(g)(h)	GBP	2,000	2,598
6.000% due 12/29/2025 •(g)(h)		$1,700	1,740
8.000% due 08/10/2025 •(g)(h)		1,000	1,088

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		1,300	1,302

Rolls-Royce PLC
3.625% due 10/14/2025		1,200	1,166

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •		6,000	6,139
7.375% due 06/24/2022 •(g)(h)	GBP	400	532

Santander U.K. PLC
1.134% (SONIO/N + 0.550%) due 02/12/2027 ~		2,500	3,296

Standard Chartered PLC
0.991% due 01/12/2025 •		$2,300	2,199
1.319% due 10/14/2023 •		3,100	3,072
1.456% due 01/14/2027 •		2,200	2,003
7.750% due 04/02/2023 •(g)(h)		400	415

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	786	$1,194
5.744% due 04/13/2040		468	728

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		1,300	1,733

			76,405

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.1%

Avon Finance PLC
1.197% due 09/20/2048 •		1,900	2,495

Business Mortgage Finance PLC
2.891% due 02/15/2041 •		634	832

EuroMASTR PLC
1.237% due 06/15/2040 •		210	265

Eurosail PLC
1.972% due 06/13/2045 •		1,028	1,346

Finsbury Square PLC
1.077% due 03/16/2070 •		960	1,260

Hawksmoor Mortgages
1.240% due 05/25/2053 •		3,479	4,578

Precise Mortgage Funding PLC
0.775% due 03/12/2055 •		1,056	1,386
1.466% due 12/12/2055 •		4,100	5,418

Residential Mortgage Securities PLC
1.547% due 06/20/2070 •		1,936	2,562

Ripon Mortgages PLC
1.191% due 08/28/2056 •		11,300	14,791

RMAC PLC
0.795% due 06/12/2046 •		2,832	3,719

RMAC Securities PLC
0.953% due 06/12/2044 •		$173	163

Stratton Mortgage Funding PLC
0.992% due 07/20/2060 •	GBP	4,098	5,384

Towd Point Mortgage Funding
0.992% due 07/20/2045 •		4,361	5,735

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •		2,208	2,912

Trinity Square PLC
0.936% due 07/15/2059 •		2,273	2,985

			55,831

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		2,380	538

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.5%

United Kingdom Gilt
0.625% due 10/22/2050 (k)	GBP	3,500	3,436
1.125% due 01/31/2039		2,100	2,474
1.500% due 07/31/2053 (k)		2,400	2,970
1.750% due 01/22/2049		1,900	2,474
4.250% due 12/07/2040		4,800	8,731

			20,085

Total United Kingdom (Cost $156,330)			152,859

UNITED STATES 34.5%

ASSET-BACKED SECURITIES 2.4%

ACE Securities Corp. Home Equity Loan Trust
0.757% due 07/25/2036 •		$2,302	1,022

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.327% due 07/25/2034 •		279	277

Amortizing Residential Collateral Trust
1.157% due 10/25/2031 •		1	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.277% due 02/25/2034 •		$175	$170

Bear Stearns Asset-Backed Securities Trust
1.257% due 09/25/2046 •		436	422

Citigroup Mortgage Loan Trust
0.517% due 07/25/2045 •		649	509
0.527% due 05/25/2037 •		74	58

Countrywide Asset-Backed Certificates
1.137% due 12/25/2036 ^•		44	36

Credit Suisse First Boston Mortgage Securities Corp.
1.077% due 01/25/2032 •		1	1
1.807% due 05/25/2044 •		717	704

Credit-Based Asset Servicing & Securitization LLC
0.577% due 07/25/2037 •		116	87

Fortress Credit Investments Ltd.
1.933% due 12/17/2026 ~		3,700	3,702

GSAMP Trust
0.587% due 12/25/2046 •		1,171	754
0.697% due 09/25/2036 •		1,791	824

Home Equity Asset Trust
1.057% due 11/25/2032 •		1	1

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ		378	360

Merrill Lynch Mortgage Investors Trust
0.617% due 09/25/2037 •		182	102
0.697% due 02/25/2037 •		37	14

Morgan Stanley ABS Capital, Inc. Trust
0.557% due 07/25/2036 •		53	24

Morgan Stanley Home Equity Loan Trust
0.807% due 04/25/2037 •		1,131	721

Morgan Stanley Mortgage Loan Trust
1.177% due 04/25/2037 •		347	134
5.919% due 09/25/2046 ^þ		1,403	471

Option One Mortgage Loan Trust
0.677% due 04/25/2037 •		1,297	1,067
1.327% due 05/25/2035 •		1,743	1,648

People’s Choice Home Loan Securities Trust
1.807% due 01/25/2035 •		743	735

Popular ABS Mortgage Pass-Through Trust
0.767% due 06/25/2047 ^•		1,769	1,691

Securitized Asset-Backed Receivables LLC Trust
0.507% due 12/25/2036 •		27	18
0.577% due 12/25/2036 ^•		28	8
0.587% due 05/25/2037 ^•		320	264

SMB Private Education Loan Trust
1.290% due 07/15/2053		1,548	1,474
1.497% due 07/15/2053 •		476	481

Soundview Home Loan Trust
0.517% due 11/25/2036 •		28	11

Structured Asset Securities Corp. Mortgage Loan Trust
1.731% due 04/25/2035 •		65	65

Terwin Mortgage Trust
1.397% due 11/25/2033 •		45	44

Towd Point Mortgage Trust
1.457% due 05/25/2058 •		1,184	1,185
1.636% due 04/25/2060 ~		2,062	1,963
2.710% due 01/25/2060 ~		1,861	1,823
2.900% due 10/25/2059 ~		7,408	7,286

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		3,500	3,478

Washington Mutual Asset-Backed Certificates Trust
0.517% due 10/25/2036 ~		41	20

			33,655

CORPORATE BONDS & NOTES 6.2%

7-Eleven, Inc.
0.800% due 02/10/2024		1,700	1,634

AbbVie, Inc.
1.500% due 11/15/2023	EUR	300	338

American Airlines Pass-Through Trust
3.600% due 04/15/2031		$730	675

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	155

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of America Corp.
2.551% due 02/04/2028 •		$1,100	$1,052
2.972% due 02/04/2033 •		1,100	1,032

BAT Capital Corp.
1.386% (US0003M + 0.880%) due 08/15/2022 ~		300	300

Bayer U.S. Finance LLC
1.836% (US0003M + 1.010%) due 12/15/2023 ~		1,200	1,206
3.875% due 12/15/2023		300	303
4.375% due 12/15/2028		2,500	2,559

Boeing Co.
1.167% due 02/04/2023		400	397
1.433% due 02/04/2024		1,500	1,452
1.950% due 02/01/2024		100	98
2.750% due 02/01/2026		1,600	1,552
3.250% due 02/01/2028		800	772

Broadcom, Inc.
2.450% due 02/15/2031		700	626
2.600% due 02/15/2033		700	609
3.137% due 11/15/2035		504	445

Campbell Soup Co.
3.650% due 03/15/2023		372	377

Charles Schwab Corp.
0.750% due 03/18/2024		400	387

Charter Communications Operating LLC
1.967% (US0003M + 1.650%) due 02/01/2024 ~		800	816
3.500% due 03/01/2042		2,000	1,659
3.700% due 04/01/2051		1,200	992
3.850% due 04/01/2061		400	323
3.950% due 06/30/2062		700	569
4.464% due 07/23/2022		600	602
5.125% due 07/01/2049		800	796

Citigroup, Inc.
3.070% due 02/24/2028 •		2,200	2,145
3.785% due 03/17/2033 •(i)		1,800	1,786

Corebridge Financial, Inc.
3.650% due 04/05/2027 (b)		1,000	999

Dell International LLC
6.100% due 07/15/2027		500	550
6.200% due 07/15/2030		200	228

Discover Bank
3.350% due 02/06/2023		400	404

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		400	382

DR Horton, Inc.
4.375% due 09/15/2022		600	603

Equitable Holdings, Inc.
3.900% due 04/20/2023		130	132

Ford Motor Credit Co. LLC
0.000% due 12/07/2022 •	EUR	100	110
0.207% due 11/15/2023 •		200	217
1.744% due 07/19/2024		400	435
2.748% due 06/14/2024	GBP	800	1,019
2.900% due 02/16/2028		$300	272
3.021% due 03/06/2024	EUR	2,700	3,026
3.087% due 01/09/2023		$600	601
3.096% due 05/04/2023		800	800
3.370% due 11/17/2023		900	900
3.375% due 11/13/2025		400	391
4.000% due 11/13/2030		900	849
4.125% due 08/17/2027		1,300	1,272
4.134% due 08/04/2025		200	200
4.375% due 08/06/2023		800	808
4.542% due 08/01/2026		600	600
5.125% due 06/16/2025		800	817

GA Global Funding Trust
2.250% due 01/06/2027		900	842

Goldman Sachs Group, Inc.
2.640% due 02/24/2028 •		6,500	6,222
3.615% due 03/15/2028 •		3,500	3,499

Hyatt Hotels Corp.
1.300% due 10/01/2023		700	683

JPMorgan Chase & Co.
2.947% due 02/24/2028 •		2,900	2,833

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kilroy Realty LP
3.450% due 12/15/2024	$200	$200

Morgan Stanley
2.630% due 02/18/2026 •	2,200	2,160

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026	4,500	4,036

ONEOK, Inc.
4.550% due 07/15/2028	400	412

Oracle Corp.
2.300% due 03/25/2028 (i)	3,500	3,204
2.875% due 03/25/2031 (i)	600	548
3.950% due 03/25/2051 (i)	1,600	1,404

Organon & Co.
5.125% due 04/30/2031	1,000	966

Pacific Gas & Electric Co.
2.100% due 08/01/2027	100	90
3.150% due 01/01/2026	100	96
3.500% due 06/15/2025	400	391
4.000% due 12/01/2046	200	167
4.200% due 03/01/2029	1,200	1,181
4.250% due 03/15/2046	100	87
4.550% due 07/01/2030	400	398

Penske Truck Leasing Co. LP
3.950% due 03/10/2025	3,600	3,642

Santander Holdings USA, Inc.
3.400% due 01/18/2023	700	705

Southern California Edison Co.
0.700% due 04/03/2023	1,000	985
0.910% (SOFRRATE + 0.640%) due 04/03/2023 ~	100	100
1.100% (SOFRRATE + 0.830%) due 04/01/2024 ~	700	700

Southern Co.
2.950% due 07/01/2023	2,900	2,917

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023	300	299

Southwest Airlines Co.
4.750% due 05/04/2023	600	613

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	1,100	1,091

Sprint Spectrum Co. LLC
4.738% due 03/20/2025	525	536

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025	2,500	2,494

Walt Disney Co.
3.500% due 05/13/2040	300	293
3.600% due 01/13/2051	400	397

		85,308

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Avolon TLB Borrower 1 (U.S.) LLC
2.750% (LIBOR03M + 2.250%) due 12/01/2027 ~	1,584	1,572

CenturyLink, Inc.
2.707% (LIBOR03M + 2.250%) due 03/15/2027 ~	1,131	1,103

		2,675

MUNICIPAL BONDS & NOTES 0.1%

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
2.158% due 06/01/2026	1,300	1,243

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.1%

Adjustable Rate Mortgage Trust
2.583% due 09/25/2035 ^~	51	47
3.021% due 07/25/2035 ~	62	63

American Home Mortgage Assets Trust
0.837% due 09/25/2046 ^•	578	551

American Home Mortgage Investment Trust
2.329% due 09/25/2045 •	10	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Funding Trust
2.540% due 11/20/2034 ~	$232	$234
3.255% due 10/20/2046 ^~	496	436
3.482% due 01/20/2047 ^~	65	63
5.500% due 09/25/2035	420	427
5.750% due 11/25/2035	267	266
6.000% due 08/25/2036 ^	63	63

Banc of America Mortgage Trust
2.480% due 07/25/2035 ~	46	41
2.771% due 09/25/2035 ^~	67	66

BCAP LLC Trust
0.844% due 01/26/2047 •	239	228
5.250% due 02/26/2036 ~	531	306

Bear Stearns Adjustable Rate Mortgage Trust
2.365% due 10/25/2033 ~	30	30
2.442% due 05/25/2034 ~	83	82
2.500% due 02/25/2033 ~	2	2
2.744% due 02/25/2034 ~	5	5
2.945% due 05/25/2033 ~	25	25
3.001% due 05/25/2034 ~	67	64
3.115% due 11/25/2034 ~	439	424
3.318% due 02/25/2036 ^~	97	95

Bear Stearns ALT-A Trust
2.694% due 08/25/2036 ^~	50	36
2.829% due 11/25/2035 ^~	30	26
2.880% due 11/25/2036 ^~	1,001	633
3.222% due 11/25/2036 ^~	288	184
3.292% due 08/25/2036 ^~	885	548

Bear Stearns Structured Products, Inc. Trust
2.728% due 01/26/2036 ^~	60	52

BellaVista Mortgage Trust
0.949% due 05/20/2045 •	12	8

BIG Commercial Mortgage Trust
1.643% due 02/15/2039 •	3,500	3,480

Chase Mortgage Finance Trust
2.326% due 02/25/2037 ~	112	113
3.153% due 07/25/2037 ~	67	61

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	41	39

Citigroup Mortgage Loan Trust
2.500% due 05/25/2051 ~	8,519	7,910
2.821% due 08/25/2035 ~	57	58
3.000% due 11/27/2051 ~	4,525	4,356

Citigroup Mortgage Loan Trust, Inc.
2.190% due 09/25/2035 •	116	120

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.257% due 09/25/2035 ^~	606	573

Commercial Mortgage Trust
0.607% due 03/10/2046 ~(a)	12,000	58
1.263% due 01/10/2046 ~(a)	7,679	31

Countrywide Alternative Loan Trust
0.729% due 09/20/2046 ~	1,125	770
0.777% due 02/25/2047 •	210	196
0.797% due 05/25/2047 •	205	194
0.807% due 05/25/2037 ^•	344	104
0.857% due 06/25/2036 ^•	219	103
0.857% due 06/25/2037 •	614	587
0.869% due 03/20/2046 ~	36	30
0.877% due 05/25/2035 •	649	621
0.877% due 07/25/2046 ^~	30	28
0.877% due 07/25/2046 •	502	481
0.977% due 07/25/2046 ^•	740	512
1.017% due 12/25/2035 •	26	26
1.541% due 08/25/2035 •	150	144
1.641% due 11/25/2035 •	247	228
2.181% due 11/25/2035 •	175	165
5.250% due 06/25/2035 ^	99	89
6.250% due 08/25/2037 ^	350	245
6.500% due 08/25/2032	12	12

Countrywide Home Loan Mortgage Pass-Through Trust
1.037% due 04/25/2035 •	23	21
1.097% due 03/25/2035 •	509	451
1.117% due 02/25/2035 •	99	98
1.137% due 02/25/2035 •	37	34
1.137% due 03/25/2036 •	91	55
1.985% due 02/20/2036 ^•	140	122

156	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.554% due 11/20/2034 ~	$5	$5
2.696% due 11/25/2034 ~	16	16
2.773% due 04/20/2036 ^~	25	23
2.887% due 09/25/2047 ^~	258	245
3.095% due 08/25/2034 ^~	5	5

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 12/25/2035	126	119

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.103% due 07/25/2033 ~	4	4

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	734	683
6.500% due 07/26/2036 ^	583	199

DBUBS Mortgage Trust
0.736% due 11/10/2046 ~(a)	1,267	0

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^	253	244

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
0.557% due 10/25/2036 ^~	32	27
6.800% due 07/25/2036 ^þ	207	196

Extended Stay America Trust
1.477% due 07/15/2038 •	3,677	3,638

First Horizon Alternative Mortgage Securities Trust
2.892% due 08/25/2035 ^~	334	311

GreenPoint Mortgage Funding Trust
0.637% due 01/25/2037 •	505	483
0.857% due 12/25/2046 ^•	655	635
0.877% due 04/25/2036 •	222	215
0.897% due 06/25/2045 •	120	114
0.997% due 11/25/2045 •	37	34

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.522% due 10/25/2033 ~	17	18

GS Mortgage Securities Corp.
0.207% due 05/03/2032 ~(a)	65,000	505
1.472% due 02/10/2046 ~(a)	13,400	108

GS Mortgage Securities Trust
1.915% due 11/10/2045 ~(a)	16,968	51

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	845	787
2.500% due 02/25/2052 ~	1,688	1,571
2.500% due 04/25/2052 ~	1,060	982
2.500% due 07/25/2052 ~	3,990	3,693
3.000% due 08/26/2052 «~	4,100	3,903

GSR Mortgage Loan Trust
0.977% due 08/25/2046 ~	479	193
2.880% due 03/25/2033 •	19	20
2.910% due 09/25/2035 ~	54	54
2.946% due 05/25/2035 ~	85	79

HarborView Mortgage Loan Trust
0.639% due 09/19/2037 ~	483	467
0.642% due 03/19/2036 ^•	66	65
1.009% due 02/19/2036 •	242	148
1.069% due 11/19/2035 •	389	334
1.149% due 01/19/2035 •	19	17
2.665% due 07/19/2035 ^~	45	37

HomeBanc Mortgage Trust
0.817% due 12/25/2036 •	5	5

Impac CMB Trust
1.117% due 03/25/2035 •	12	13
1.237% due 10/25/2034 •	99	98

IndyMac INDA Mortgage Loan Trust
2.740% due 11/25/2035 ^~	177	150

IndyMac INDX Mortgage Loan Trust
0.697% due 06/25/2037 •	258	247
0.707% due 02/25/2037 •	820	605
0.747% due 11/25/2036 ^~	211	197
0.877% due 05/25/2046 ~	692	663
2.946% due 08/25/2035 ~	130	117
2.948% due 12/25/2034 ~	48	49

J.P. Morgan Mortgage Trust
3.000% due 12/25/2051 ~	3,480	3,331
3.000% due 05/25/2052 ~	11,084	10,571

JP Morgan Alternative Loan Trust
0.937% due 10/25/2036 •	1,466	1,444
2.808% due 12/25/2035 ^~	1,216	997
5.500% due 11/25/2036 ^~	8	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Chase Commercial Mortgage Securities Trust
0.927% due 12/15/2047 ~(a)	$46,648	$223

JP Morgan Mortgage Trust
0.757% due 10/25/2035 •	1,477	1,200
1.844% due 11/25/2033 ~	34	34
2.500% due 10/25/2051 ~	3,000	2,791
2.723% due 07/25/2035 ~	64	64
2.757% due 10/25/2035 ~	61	64
2.830% due 02/25/2036 ^~	238	204
2.862% due 08/25/2035 ~	92	94
2.877% due 07/27/2037 ~	418	403
3.000% due 01/25/2052 ~	7,277	6,940
3.000% due 04/25/2052 ~	7,264	6,942

JPMorgan Mortgage Trust
3.000% due 03/25/2052 ~	6,390	6,196

Lehman XS Trust
1.097% due 11/25/2046 ^•	765	654

MASTR Adjustable Rate Mortgages Trust
0.667% due 04/25/2046 •	108	101
0.867% due 05/25/2047 ^•	916	811

MASTR Alternative Loan Trust
0.857% due 03/25/2036 ^•	416	40

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.837% due 12/15/2030 ~	1	1

Merrill Lynch Mortgage Investors Trust
1.811% due 02/25/2033 ~	35	34
2.423% due 06/25/2037 ~	84	84
3.037% due 06/25/2035 ~	95	96

Merrill Lynch Mortgage-Backed Securities Trust
2.733% due 04/25/2037 ^~	16	16

MF1 Ltd.
1.371% due 12/15/2034 •	3,100	3,069

MFA Trust
1.381% due 04/25/2065 ~	1,867	1,842
1.947% due 04/25/2065 ~	715	706

Morgan Stanley Bank of America Merrill Lynch Trust
1.007% due 05/15/2046 ~(a)	42,130	262
1.270% due 02/15/2046 ~(a)	14,766	85

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	2,509	2,457
2.750% due 11/25/2059 ~	2,090	2,055

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.115% due 02/25/2036 ^~	69	60
2.422% due 10/25/2035 ~	165	141
2.954% due 08/25/2035 ~	59	64
5.820% due 03/25/2047 þ	240	240
6.138% due 03/25/2047 þ	205	205

OBX Trust
3.000% due 01/25/2052 ~	4,244	4,063

One New York Plaza Trust
1.347% due 01/15/2036 •	3,700	3,649

Residential Accredit Loans, Inc. Trust
0.607% due 02/25/2047 •	818	364
0.877% due 04/25/2046 ~	60	20
1.016% due 10/25/2037 ~	442	431
3.190% due 08/25/2035 ^~	96	44
4.397% due 09/25/2035 ^~	16	13
6.000% due 06/25/2036	422	401
6.000% due 06/25/2037 ^	250	234

Residential Asset Securitization Trust
6.500% due 08/25/2036 ^	666	273

Residential Funding Mortgage Securities, Inc. Trust
3.023% due 09/25/2035 ^~	145	105

Sequoia Mortgage Trust
1.149% due 07/20/2033 •	120	119
2.566% due 04/20/2035 ~	26	27

Structured Adjustable Rate Mortgage Loan Trust
0.897% due 05/25/2037 •	30	29
1.541% due 01/25/2035 ^•	16	15
2.329% due 04/25/2034 ~	62	62
2.329% due 10/25/2037 ^•	179	180
2.459% due 02/25/2034 ~	44	43
2.956% due 04/25/2035 ~	503	510

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
0.677% due 09/25/2047 ~	$60	$54
0.837% due 07/25/2046 ^•	479	401
0.877% due 04/25/2036 •	101	95
0.917% due 05/25/2045 •	178	169
0.949% due 07/19/2035 •	58	56
1.029% due 07/19/2034 •	3	3
1.077% due 12/25/2035 ^~	11	9
1.641% due 08/25/2047 ^•	862	835

Structured Asset Securities Corp. Mortgage Loan Trust
0.747% due 10/25/2036 •	944	871

TBW Mortgage-Backed Trust
6.470% due 09/25/2036 ^þ	189	10

Thornburg Mortgage Securities Trust
3.261% due 06/25/2047 ^•	773	688

UBS-Barclays Commercial Mortgage Trust
1.572% due 12/10/2045 ~(a)	45,750	161

UWM Mortgage Trust
2.500% due 12/25/2051 ~	685	636
3.000% due 01/25/2052 ~	691	659

WaMu Mortgage Pass-Through Certificates Trust
0.914% due 12/25/2046 ~	170	163
1.017% due 11/25/2045 •	137	131
1.037% due 07/25/2045 •	245	239
1.037% due 10/25/2045 •	48	48
1.044% due 05/25/2046 •	439	431
1.077% due 01/25/2045 •	45	44
1.097% due 01/25/2045 •	37	36
1.197% due 11/25/2034 •	324	311
1.437% due 11/25/2034 •	219	210
1.541% due 06/25/2042 •	18	17
1.541% due 08/25/2042 •	23	22
1.723% due 11/25/2046 •	85	82
1.723% due 12/25/2046 ~	298	299
2.461% due 03/25/2034 ~	117	119
2.585% due 06/25/2033 ~	19	19
2.713% due 04/25/2037 ^~	512	503
2.716% due 12/25/2036 ^~	18	18
2.732% due 08/25/2034 ~	131	134
2.777% due 03/25/2035 ~	129	133
2.795% due 02/25/2037 ^~	218	205
2.859% due 12/25/2035 ~	302	304
3.110% due 02/25/2037 ^~	159	156
3.218% due 03/25/2036 ^~	597	597

Washington Mutual Mortgage Pass-Through Certificates Trust
1.081% due 07/25/2046 ^•	300	202
1.111% due 05/25/2046 ^•	862	742
6.000% due 10/25/2035 ^	324	266

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	58	57

Wells Fargo-RBS Commercial Mortgage Trust
0.346% due 03/15/2048 ~(a)	26,228	74
1.123% due 03/15/2045 ~(a)	34,474	187

		125,006

	SHARES
PREFERRED SECURITIES 0.5%

AT&T, Inc.
2.875% due 03/02/2025 •(g)	800,000	863

Bank of America Corp.
5.875% due 03/15/2028 •(g)	1,900,000	1,921

Wells Fargo & Co.
3.900% due 03/15/2026 •(g)	3,600,000	3,453

		6,237

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 12.1%

Fannie Mae
0.247% due 07/25/2037 •	$119	116
0.577% due 03/25/2034 •	1	1
0.607% due 08/25/2034 •	2	2

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	157

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.857% due 06/25/2029 - 06/25/2036 •	$41	$41
1.303% due 06/01/2043 •	27	28
1.304% due 10/01/2044 •	27	28
1.475% due 03/01/2033 •	21	21
1.640% due 12/01/2034 •	8	9
1.957% due 09/01/2035 •	9	9
2.170% due 06/01/2035 •	5	5
2.350% due 05/01/2026 •	1	1
2.423% due 11/01/2034 •	197	207
3.000% due 03/01/2060	1,484	1,473
3.500% due 01/01/2059	3,014	3,048
4.012% due 12/01/2036 •	10	11
6.000% due 04/25/2043 - 07/25/2044	303	326
6.500% due 06/25/2044	5	5

Freddie Mac
0.456% due 01/15/2038 •	600	596
0.717% due 08/25/2031 •	9	9
0.774% due 09/25/2022 ~(a)	19,290	44
0.847% due 12/15/2031 •	11	11
0.929% due 11/25/2022 ~(a)	24,643	100
0.997% due 12/15/2037 •	119	120
1.341% due 10/25/2044 •	247	252
1.865% due 01/15/2038 ~(a)	600	35
2.021% due 09/01/2035 •	9	9
2.051% due 11/01/2035 •	27	27
2.285% due 08/01/2035 •	5	5

Ginnie Mae
1.750% due 10/20/2029 •	4	4
3.000% due 07/20/2046 - 05/20/2047	41	40
6.000% due 08/20/2034	1,555	1,674

Uniform Mortgage-Backed Security
2.000% due 02/01/2052 - 03/01/2052	8,002	7,440
2.500% due 02/01/2051	1,279	1,223
3.000% due 10/01/2049 - 06/01/2051	4,514	4,436
3.500% due 10/01/2034 - 07/01/2050	2,451	2,483
4.000% due 01/01/2048 - 06/01/2050	1,252	1,282

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
3.500% due 05/01/2052 - 06/01/2052		$88,300	$88,108
4.000% due 05/01/2052		52,880	53,795

			167,024

U.S. TREASURY OBLIGATIONS 3.9%

U.S. Treasury Bonds
1.375% due 11/15/2040 (o)		6,800	5,564
1.625% due 11/15/2050 (o)		700	575
1.875% due 02/15/2041 (o)		1,900	1,693

U.S. Treasury Inflation Protected Securities (f)
0.500% due 01/15/2028 (k)(m)(o)		12,534	13,415
2.500% due 01/15/2029 (o)		6,022	7,340
3.875% due 04/15/2029 (m)(o)		2,052	2,714

U.S. Treasury Notes
0.125% due 12/15/2023 (m)(o)		7,100	6,851
2.000% due 08/15/2025 (k)(m)(o)		9,500	9,334
2.250% due 11/15/2025 (o)		200	198
2.875% due 04/30/2025 (m)(o)		4,200	4,244

U.S. Treasury STRIPS
0.000% due 05/15/2026 (a)(m)		1,442	1,304

			53,232

Total United States (Cost $483,548)			474,380

SHORT-TERM INSTRUMENTS 1.6%

REPURCHASE AGREEMENTS (j) 0.0%
			141

ISRAEL TREASURY BILLS 1.5%
0.015% due 04/06/2022 - 01/04/2023 (d)(e)	ILS	65,200	20,391

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.275% due 05/19/2022 (d)(e)	$861	$861

Total Short-Term Instruments (Cost $21,336)		21,393

Total Investments in Securities (Cost $1,555,331)		1,496,542

	SHARES
INVESTMENTS IN AFFILIATES 5.6%

SHORT-TERM INSTRUMENTS 5.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.6%

PIMCO Short Asset Portfolio	61,625	608

PIMCO Short-Term Floating NAV Portfolio III	7,915,879	76,863

Total Short-Term Instruments (Cost $77,482)		77,471

Total Investments in Affiliates (Cost $77,482)		77,471

Total Investments 114.3% (Cost $1,632,813)		$1,574,013

Financial Derivative Instruments (l)(n) (0.6)% (Cost or Premiums, net $(32,088))		(8,329)

Other Assets and Liabilities, net (13.7)%		(188,643)

Net Assets 100.0%		$1,377,041

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.785%	03/17/2033	03/10/2022	$ 1,800	$1,786	0.13%
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	1,900	1,763	0.13
Deutsche Bank AG	3.035	05/28/2032	05/25/2021 - 05/27/2021	1,999	1,800	0.13
Deutsche Bank AG	3.729	01/14/2032	01/11/2021	2,400	2,144	0.16
Oracle Corp.	2.300	03/25/2028	03/22/2021	3,492	3,204	0.23
Oracle Corp.	2.875	03/25/2031	03/22/2021	599	548	0.04
Oracle Corp.	3.950	03/25/2051	03/22/2021	1,597	1,404	0.10

				$ 13,787	$12,649	0.92%

158	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$141	U.S. Treasury Bills 0.000% due 08/04/2022	$(144)	$141	$141

Total Repurchase Agreements						$(144)	$141	$141

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	(0.570)%	02/14/2022	08/15/2022	EUR	(20,126)	$(22,248)
	(0.540)	02/14/2022	08/15/2022		(7,879)	(8,711)
BRC	(0.570)	02/14/2022	08/15/2022		(10,831)	(11,973)
	(0.530)	02/14/2022	08/15/2022		(18,541)	(20,497)
CEW	0.760	03/22/2022	05/10/2022	GBP	(1,421)	(1,867)
CIB	0.330	03/16/2022	04/06/2022	$	(1,498)	(1,498)
IND	0.610	03/22/2022	05/10/2022	GBP	(2,639)	(3,467)
JML	(0.950)	02/10/2022	04/13/2022	EUR	(343)	(379)
SGY	0.150	01/11/2022	04/11/2022	$	(2,218)	(2,219)

Total Reverse Repurchase Agreements						$(72,859)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (18.8)%
U.S. Government Agencies (18.8)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2037	$21,000	$(20,746)	$(20,397)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2052	59,250	(56,471)	(55,008)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2052	49,200	(45,641)	(45,595)
Uniform Mortgage-Backed Security, TBA	2.500	04/01/2052	6,500	(6,450)	(6,202)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2052	103,300	(98,619)	(98,358)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2052	4,100	(4,011)	(4,011)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2052	24,600	(24,211)	(24,013)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2052	4,700	(4,829)	(4,781)

Total Short Sales (18.8)%				$(260,978)	$(258,365)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$0	$(30,959)	$0	$(30,959)	$30,914	$(45)
BRC	0	(32,470)	0	(32,470)	32,444	(26)
CEW	0	(1,867)	0	(1,867)	1,902	35
CIB	0	(1,498)	0	(1,498)	1,474	(24)
FICC	141	0	0	141	(144)	(3)
IND	0	(3,467)	0	(3,467)	3,436	(31)
JML	0	(379)	0	(379)	369	(10)
SGY	0	(2,219)	0	(2,219)	2,195	(24)

Total Borrowings and Other Financing Transactions	$141	$(72,859)	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	159

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(379)	$(5,334)	$(63,429)	$(69,142)
U.S. Treasury Obligations	0	(3,717)	0	0	(3,717)

Total Borrowings	$0	$(4,096)	$(5,334)	$(63,429)	$(72,859)

Payable for reverse repurchase agreements					$(72,859)

(k)	Securities with an aggregate market value of $70,087 and cash of $2,647 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(63,768) at a weighted average interest rate of (0.261%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CME Call Options Strike @ EUR 98.125 on Euribor 1-Year Mid Curve June 2022 Futures	$98.125	06/10/2022	112	$280	$(24)	$(5)
Call - CME Call Options Strike @ EUR 98.375 on Euribor 1-Year Mid Curve April 2022 Futures	98.375	04/14/2022	76	190	(36)	0
Put - CME Put Options Strike @ EUR 97.375 on Euribor 1-Year Mid Curve June 2022 Futures	97.375	06/10/2022	112	280	(32)	(113)
Put - CME Put Options Strike @ EUR 98.375 on Euribor 1-Year Mid Curve April 2022 Futures	98.375	04/14/2022	76	190	(32)	(242)

Total Written Options					$(124)	$(360)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2022	$272	$25,797	$(1,133)	$212	$(91)
Call Options Strike @ EUR 150.000 on Euro-Bobl Bond June 2022 Futures(1)	05/2022	791	4	(5)	0	0
Call Options Strike @ EUR 156.000 on Euro-Bobl Bond June 2022 Futures(1)	05/2022	957	5	(1)	0	0
Call Options Strike @ EUR 190.000 on Euro-OAT France Government 10-Year Bond June 2022 Futures(1)	05/2022	264	3	0	0	0
Call Options Strike @ EUR 200.000 on Euro-Bund June 2022 Futures(1)	05/2022	457	5	0	0	0
Call Options Strike @ GBP 185.000 on United Kingdom Gilt June 2022 Futures(1)	05/2022	269	0	(4)	0	0
Euro-BTP Italy Government Bond June Futures	06/2022	546	83,541	(2,679)	713	(61)
Euro-Buxl 30-Year Bond June Futures	06/2022	21	4,326	(396)	67	(5)
Euro-Schatz June Futures	06/2022	1,183	144,918	(1,274)	255	(183)
Put Options Strike @ EUR 109.300 on Euro-Schatz Bond May 2022 Futures(1)	04/2022	1,183	7	(1)	0	0
U.S. Treasury 10-Year Note June Futures	06/2022	389	47,798	(1,237)	97	0

				$(6,730)	$1,344	$(340)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract June Futures	09/2023	$76	$(18,454)	$105	$0	$(10)
Australia Government 3-Year Note June Futures	06/2022	74	(6,085)	100	0	(26)
Canada Government 10-Year Bond June Futures	06/2022	56	(5,848)	223	0	(26)
Euro-Bobl June Futures	06/2022	957	(136,422)	3,888	381	(805)
Euro-Bund 10-Year Bond June Futures	06/2022	398	(69,856)	3,237	93	(660)
Euro-OAT France Government 10-Year Bond June Futures	06/2022	264	(44,248)	1,445	70	(424)
Japan Government 10-Year Bond June Futures	06/2022	27	(33,201)	227	0	(149)

160	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Put Options Strike @ EUR 131.500 on Euro-Bobl Bond May 2022 Futures(1)	04/2022	$39	$(117)	$(99)	$31	$(15)
U.S. Treasury 5-Year Note June Futures	06/2022	166	(19,038)	510	0	(23)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	94	(12,734)	416	0	(38)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	6	(1,063)	31	0	(6)
United Kingdom Long Gilt June Futures	06/2022	269	(42,839)	398	42	(148)

				$10,481	$617	$(2,330)

Total Futures Contracts				$3,751	$1,961	$(2,670)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Barclays Bank PLC	1.000%	Quarterly	12/20/2022	0.285%	EUR	2,400	$16	$(1)	$15	$0	$0
General Motors Co.	5.000	Quarterly	12/20/2026	1.638	$	800	148	(31)	117	1	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	1.365	EUR	400	(2)	(2)	(4)	0	(1)
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.221	$	900	16	(14)	2	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.339	EUR	2,000	(36)	105	69	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	0.473		2,500	(82)	130	48	0	0

							$60	$187	$247	$1	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$	1,000	$(82)	$17	$(65)	$0	$(1)
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026		2,100	(200)	62	(138)	0	0
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		26,000	(161)	(8)	(169)	0	(8)
CDX.IG-37 10-Year Index	(1.000)	Quarterly	12/20/2031		35,800	(177)	187	10	34	0
CDX.IG-38 10-Year Index	(1.000)	Quarterly	06/20/2032		6,300	38	(19)	19	4	0
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	44,700	(336)	(30)	(366)	0	(2)

						$(918)	$209	$(709)	$38	$(11)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-37 5-Year Index	1.000%	Quarterly	12/20/2026	$	39,600	$459	$231	$690	$0	$(5)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		54,200	776	111	887	0	(3)
iTraxx Crossover 36 5-Year Index	5.000	Quarterly	12/20/2026	EUR	700	54	9	63	0	(1)
iTraxx Crossover 37 5-Year Index	5.000	Quarterly	06/20/2027		1,000	67	15	82	0	(2)

						$1,356	$366	$1,722	$0	$(11)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022	$9,900	$0	$3	$3	$0	$0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	49,900	4	16	20	0	(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	35,300	0	1	1	0	(14)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024	10,400	0	2	2	0	(3)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	28,300	3	7	10	4	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024	32,600	0	2	2	4	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024	21,900	0	3	3	2	0

					$7	$34	$41	$10	$(18)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	161

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.010%	Annual	02/07/2023	GBP	53,050	$(68)	$(884)	$(952)	$0	$(11)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2024		110,800	(4,183)	(823)	(5,006)	0	(158)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2027		14,100	(1,153)	(83)	(1,236)	0	(2)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		21,500	(2,085)	(265)	(2,350)	90	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		4,300	(900)	(30)	(930)	48	0
Pay(7)	1-Day INR-MIBOR Compounded-OIS	5.750	Annual	03/15/2024	INR	9,303,300	143	(209)	(66)	43	0
Receive	1-Day INR-MIBOR Compounded-OIS	5.750	Semi-Annual	03/16/2027		2,551,600	132	162	294	1	(23)
Receive	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	03/16/2032		192,400	17	(14)	3	0	(6)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	6/19/2022	JPY	1,290,000	0	0	0	0	(1)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	06/19/2022		1,050,000	0	0	0	1	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2023		4,030,000	50	(63)	(13)	11	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	03/16/2024		4,190,000	9	16	25	0	(14)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2026		320,000	4	(18)	(14)	7	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2028		4,100,000	(49)	(360)	(409)	171	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	03/17/2031		1,260,000	(126)	(170)	(296)	86	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		980,000	6	177	183	0	(76)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Semi-Annual	06/19/2039		1,050,000	19	240	259	0	(209)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Semi-Annual	06/19/2049		490,000	133	(423)	(290)	171	0
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	03/16/2024	SGD	69,940	184	455	639	0	(44)
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	09/15/2031		2,430	(12)	148	136	0	(13)
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	09/15/2031		1,500	(41)	(43)	(84)	8	0
Pay(7)	1-Day SGD-SIBCSORA Compounded-OIS	2.250	Semi-Annual	06/15/2032		700	0	3	3	4	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.320	Annual	12/21/2023	$	522,400	1,413	5,977	7,390	0	(100)
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.430	Annual	03/31/2024		200	2	2	4	0	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	2.117	Annual	03/31/2024		27,700	0	177	177	0	(9)
Receive(7)	1-Day USD-SOFR Compounded-OIS	2.209	Annual	03/31/2024		29,700	0	143	143	0	(9)
Receive(7)	1-Day USD-SOFR Compounded-OIS	0.500	Annual	06/15/2024		52,900	512	1,542	2,054	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	1.573	Annual	02/28/2027		200	0	(6)	(6)	0	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		17,100	653	395	1,048	1	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		49,900	1,276	15	1,291	17	0
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028		10,000	35	(574)	(539)	9	0
Pay	1-Day USD-SOFR Compounded-OIS	1.618	Annual	02/09/2029		4,200	(10)	(128)	(138)	5	0
Pay	1-Day USD-SOFR Compounded-OIS	1.888	Annual	03/22/2029		7,300	(20)	(106)	(126)	9	0
Pay	1-Day USD-SOFR Compounded-OIS	1.936	Annual	03/25/2029		8,700	(25)	(99)	(124)	11	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		26,100	(1,066)	(976)	(2,042)	36	0
Pay	1-Day USD-SOFR Compounded-OIS	1.488	Annual	08/15/2031		10,000	0	(537)	(537)	29	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.695	Annual	11/15/2031		36,300	(61)	(1,373)	(1,434)	108	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	02/28/2032		500	3	13	16	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	1.765	Annual	03/16/2032		2,200	(10)	(58)	(68)	7	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		1,300	(70)	(35)	(105)	4	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		36,400	1,417	(104)	1,313	12	(82)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/15/2051		300	(27)	43	16	0	(3)
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052		6,300	(175)	(517)	(692)	53	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022	CAD	3,200	14	(5)	9	0	0
Pay(7)	3-Month CAD-Bank Bill	2.060	Semi-Annual	10/28/2023		37,500	1	(295)	(294)	22	0
Pay(7)	3-Month CAD-Bank Bill	2.000	Semi-Annual	11/14/2023		16,400	0	(140)	(140)	9	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		18,400	0	(635)	(635)	12	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		7,700	(62)	(173)	(235)	6	0
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		19,300	181	(1,135)	(954)	44	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		21,400	(414)	(1,248)	(1,662)	48	0
Pay	3-Month CAD-Bank Bill	1.250	Semi-Annual	06/16/2031		12,600	(753)	(567)	(1,320)	22	(2)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		4,100	117	(217)	(100)	32	0
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		2,600	0	(146)	(146)	20	0
Pay	3-Month CAD-Bank Bill	3.028	Semi-Annual	03/25/2052		700	0	17	17	6	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.500	Annual	09/15/2026	CHF	38,800	(96)	(1,676)	(1,772)	102	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.294	Annual	02/10/2027		11,100	0	(106)	(106)	36	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.283	Annual	02/14/2027		5,100	0	(53)	(53)	17	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.300	Annual	02/15/2027		5,100	0	(48)	(48)	17	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.295	Annual	02/17/2027		2,800	0	(28)	(28)	9	0
Pay(7)	3-Month CHF-SRFXON3 Compounded-OIS	0.343	Annual	05/16/2027		3,400	0	(40)	(40)	12	0
Pay(7)	3-Month CHF-SRFXON3 Compounded-OIS	0.368	Annual	06/15/2027		18,300	(44)	(174)	(218)	66	0
Pay	3-Month CNY-CNREPOFIX	2.500	Quarterly	03/16/2027	CNY	191,900	76	(3)	73	0	(44)
Pay(7)	3-Month NZD-BBR	3.000	Semi-Annual	11/01/2023	NZD	34,500	12	(142)	(130)	15	0
Pay(7)	3-Month NZD-BBR	3.000	Semi-Annual	12/15/2023		31,700	(8)	(126)	(134)	14	0
Pay	3-Month NZD-BBR	0.528	Semi-Annual	03/17/2024		950	0	(34)	(34)	1	0
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	22,300	52	(91)	(39)	1	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2022	$	7,400	(5)	13	8	0	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023		19,600	17	412	429	0	(1)
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		18,500	0	212	212	0	(3)

162	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	3-Month USD-LIBOR	1.270%	Semi-Annual	11/04/2023	$	134,200	$1,458	$738	$2,196	$0	$(21)
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	12/15/2023		3,300	(6)	108	102	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		13,600	(735)	498	(237)	0	(3)
Receive	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		15,500	0	447	447	0	(3)
Receive	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		17,950	0	540	540	0	(4)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		18,900	527	(1,550)	(1,023)	4	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		84,100	(931)	5,458	4,527	0	(13)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		30,300	(351)	1,970	1,619	2	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		9,320	299	(18)	281	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		18,300	1,161	(1,050)	111	0	(14)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		19,900	125	(1,229)	(1,104)	17	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/20/2029		6,300	(14)	(294)	(308)	8	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/26/2029		1,300	(3)	(61)	(64)	2	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		14,900	263	651	914	0	(46)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		5,960	96	704	800	0	(15)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041		6,500	120	1,010	1,130	0	(36)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		1,000	31	211	242	0	(8)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		700	(65)	101	36	0	(7)
Receive	3-Month USD-LIBOR	2.090	Semi-Annual	12/23/2051		2,000	0	64	64	0	(19)
Receive	3-Month USD-LIBOR	1.620	Semi-Annual	01/27/2052		1,150	0	159	159	0	(11)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	21,800	8	23	31	2	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027		17,900	(11)	93	82	7	0
Pay	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	03/16/2027	AUD	8,900	(26)	(341)	(367)	44	0
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030		5,900	(129)	716	587	0	(30)
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	33,000	0	(203)	(203)	0	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2024	EUR	91,100	(2,141)	(775)	(2,916)	81	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2027		199,600	(11,997)	(3,261)	(15,258)	513	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		153,010	(14,575)	(2,147)	(16,722)	1,021	0
Receive	6-Month EUR-EURIBOR	0.000	Annual	03/17/2036		700	33	96	129	0	(6)
Receive(7)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		650	0	158	158	0	(5)
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		16,300	1,981	486	2,467	0	(163)
Receive(7)	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		900	0	248	248	0	(8)
Pay	6-Month HUF-BBR	1.500	Annual	03/20/2024	HUF	464,500	(18)	(131)	(149)	2	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	06/19/2022	JPY	1,050,000	0	3	3	0	0
Pay	6-Month JPY-LIBOR	0.000	Semi-Annual	06/19/2022		1,290,000	0	(2)	(2)	0	0
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	81,600	3	(430)	(427)	12	0
Pay	UKRPI	3.740	Maturity	03/15/2031	GBP	2,800	2	(591)	(589)	0	(48)
Pay	UKRPI	3.700	Maturity	04/15/2031		5,000	56	(1,161)	(1,105)	0	(85)

							$(29,824)	$(3,580)	$(33,404)	$3,168	$(1,365)

Total Swap Agreements							$(29,319)	$(2,784)	$(32,103)	$3,217	$(1,406)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(8)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,961	$3,217	$5,178	$(360)	$(2,670)	$(1,416)	$(4,446)

(m)

Securities with an aggregate market value of $8,181 and cash of $24,102 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	163

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin liability of $(10) for closed swap agreements is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2022		AUD	21,130		$15,781	$3	$(34)
	04/2022		DKK	55,944		8,837	517	0
	04/2022		MXN	8,989		410	0	(40)
	04/2022		NOK	7,100		819	13	0
	04/2022			$12,694	CHF	11,735	5	0
	04/2022			1,490	DKK	9,885	0	(20)
	04/2022			388	HUF	135,215	18	0
	04/2022			13,436	NOK	120,642	267	0
	05/2022		CNH	18,671		$2,917	0	(13)
	05/2022			$14,628	AUD	19,538	0	(3)
	05/2022			5,449	CNH	34,819	15	0
	05/2022			593	MXN	12,464	30	0
	06/2022		HKD	893		$114	0	0
	06/2022		SGD	7,114		5,210	0	(38)
	06/2022			$609	MXN	12,760	24	0
	06/2022			525	MYR	2,204	0	(3)
	06/2022			6	PLN	26	0	0
	06/2022			697	RON	3,195	11	0
	06/2022			416	THB	13,865	2	0
	06/2022			1,600	ZAR	24,457	59	0
	07/2022			1,750	PEN	7,072	153	0
	08/2022		MXN	1,037		$48	0	(3)
	05/2023		CNH	23,165		3,581	0	(19)

BPS	04/2022		AUD	8,026		5,935	1	(72)
	04/2022		CAD	2,321		1,835	1	(22)
	04/2022		CHF	3,403		3,680	10	(13)
	04/2022		DKK	47,190		7,276	258	0
	04/2022		EUR	8,600		9,529	35	(20)
	04/2022		JPY	182,100		1,519	24	(1)
	04/2022		NZD	207		141	0	(3)
	04/2022			$3,912	AUD	5,376	111	0
	04/2022			2,128	CAD	2,708	38	0
	04/2022			1,190	DKK	7,740	0	(39)
	04/2022			732	HUF	252,219	25	0
	04/2022			2,047	NZD	2,993	27	0
	05/2022		EUR	2,272		$2,524	8	0
	05/2022		JPY	10,500		86	0	0
	05/2022			$36,825	CNH	235,423	119	0
	05/2022			2,398	COP	9,439,945	89	0
	05/2022			2,266	IDR	32,494,841	0	(4)
	06/2022		SGD	13,352		$9,790	0	(62)
	06/2022			$1,442	CLP	1,181,364	41	0
	06/2022			189	ILS	615	4	0
	06/2022			5,955	MYR	25,126	0	(7)
	06/2022			605	RON	2,835	23	0
	06/2022			1,609	THB	53,889	13	0
	07/2022			430	MXN	8,990	15	0
	03/2023		CNH	19,897		$3,082	0	(13)

BRC	04/2022	«	RUB	278		2	0	(1)
	04/2022			$9,809	SEK	92,496	28	0
	05/2022		IDR	6,147,753		$430	2	0
	05/2022	«	RUB	139		1	0	0
	05/2022			$9,958	SEK	92,756	0	(88)
	06/2022		MYR	1,758		$414	0	(2)
	06/2022		SGD	2,503		1,847	1	0

164	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
CBK	04/2022		CAD	1,284		$999	$0	$(28)
	04/2022		DKK	82,205		12,864	639	0
	04/2022		ILS	2,400		739	0	(13)
	04/2022		JPY	46,100		379	1	0
	04/2022		PEN	7,529		1,870	0	(172)
	04/2022			$953	CHF	881	1	0
	04/2022			2,448	CLP	1,915,531	0	(24)
	04/2022			2,801	DKK	18,190	0	(96)
	04/2022			14,485	MXN	314,337	1,280	0
	04/2022			4,311	PEN	16,230	96	0
	04/2022	«		33	RUB	2,558	0	(3)
	05/2022		CNH	48		$7	0	0
	05/2022			$393	CNH	2,514	1	0
	05/2022	«		53	RUB	4,193	0	(6)
	06/2022		CZK	1,624		$71	0	(2)
	06/2022		ILS	11,194		3,453	0	(61)
	06/2022		MXN	9,850		467	0	(22)
	06/2022		SGD	1,681		1,235	0	(5)
	06/2022			$628	CZK	14,548	26	0
	06/2022			247	MXN	5,173	10	0
	06/2022			2,320	THB	76,954	0	(3)
	08/2022		ILS	12,756		$3,967	0	(48)
	08/2022		PEN	2,569		635	0	(55)
	08/2022			$426	PEN	1,617	8	0
	09/2022		PEN	7,519		$1,950	0	(64)
	11/2022		ILS	3,138		995	2	0
	11/2022		PEN	10,703		2,696	0	(154)
	12/2022		ILS	24,794		7,852	7	(8)
	12/2022		PEN	28,356		7,093	0	(434)
	01/2023		ILS	12,898		4,084	0	(6)
	05/2023		CNH	2,542		393	0	(2)

DUB	04/2022			$11,180	DKK	75,785	90	0
	04/2022	«		58	RUB	4,515	0	(5)
	05/2022	«		58		4,578	0	(6)
	06/2022			1,383	PLN	6,306	108	0
	07/2022		DKK	75,501		$11,180	0	(87)
	12/2022		ILS	5,000		1,579	0	(4)

GLM	04/2022		BRL	13,840		2,793	0	(114)
	04/2022		CAD	1,097		869	0	(8)
	04/2022		PEN	8,702		2,187	0	(178)
	04/2022	«	RUB	70,724		580	0	(250)
	04/2022			$2,921	BRL	13,840	0	(14)
	04/2022			741	HUF	266,077	58	0
	04/2022			1,683	JPY	196,600	0	(68)
	04/2022	«		285	RUB	21,875	0	(28)
	05/2022		CNH	25,806		$4,033	0	(17)
	05/2022	«	RUB	17,087		138	0	(57)
	05/2022			$2,772	BRL	13,840	112	0
	05/2022			3,896	KRW	4,807,871	58	0
	05/2022	«		53	RUB	4,179	0	(6)
	06/2022		THB	70		$2	0	0
	06/2022			$2,205	MYR	9,275	0	(9)
	06/2022			1,145	ZAR	17,544	45	0
	03/2023		CNH	10,294		$1,594	0	(7)

HUS	04/2022		AUD	8,902		6,641	9	(30)
	04/2022		CAD	977		775	0	(7)
	04/2022		DKK	19,090		2,993	154	0
	04/2022		EUR	14,481		15,902	0	(118)
	04/2022		GBP	681		894	0	(1)
	04/2022			$2,507	CHF	2,299	0	(19)
	04/2022			1,933	DKK	12,675	4	(52)
	04/2022			22,744	EUR	20,667	119	0
	04/2022			3,242	GBP	2,457	0	(14)
	04/2022			2,811	NOK	24,245	0	(57)
	04/2022			7,022	NZD	10,126	14	(17)
	04/2022	«		47	RUB	3,684	0	(4)
	05/2022		CHF	682		$738	0	0
	05/2022			$1,414	MXN	29,399	52	0
	06/2022		SGD	3,677		$2,711	0	(2)
	07/2022		DKK	10,395		1,557	5	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	165

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
IND	05/2022		CNH	15,526		$2,428	$0	$(8)
	05/2022			$5,696	CNH	36,437	22	0
	05/2023		CNH	36,841		$5,696	0	(29)

JPM	04/2022		JPY	500,600		4,322	210	0
	04/2022			$3	HUF	976	0	0
	05/2022			37,399	CNH	238,749	97	(29)
	05/2022			4,559	CNY	28,961	0	(12)
	05/2022			4,336	IDR	62,206,611	0	(6)
	05/2022			14	KRW	16,829	0	0
	06/2022			812	CZK	18,749	31	0
	06/2022			992	MXN	20,718	36	0
	06/2022			1,391	THB	46,177	0	(1)
	08/2022		ILS	15,217		$4,704	0	(85)

MBC	05/2022			$423	CLP	334,445	0	(1)
	05/2022			8,324	CNH	52,887	0	(24)
	05/2022			9,082	IDR	130,384,232	20	(24)
	07/2022			196	PEN	766	10	0

MYI	04/2022		BRL	15,931		$3,363	16	0
	04/2022		DKK	167,078		26,370	1,523	0
	04/2022		EUR	414,176		461,205	3,023	0
	04/2022		NZD	8,614		5,780	0	(189)
	04/2022			$4,936	AUD	6,896	224	0
	04/2022			3,068	BRL	15,931	278	0
	04/2022			824	CAD	1,029	0	(1)
	04/2022			38,763	DKK	262,078	240	(27)
	04/2022			1,797	GBP	1,379	14	0
	05/2022			461,606	EUR	414,176	0	(3,034)
	05/2022			2,282	IDR	32,656,657	0	(10)
	06/2022		SGD	9,319		$6,845	0	(30)
	07/2022		DKK	253,758		37,640	0	(228)

RBC	04/2022		BRL	2,091		419	0	(20)
	04/2022			$441	BRL	2,091	0	(2)
	04/2022			393	CAD	500	7	0
	06/2022		MXN	190,811		$9,263	0	(209)

SCX	04/2022		JPY	96,700		837	43	0
	04/2022		NOK	137,799		15,957	305	0
	04/2022			$468,520	EUR	416,590	0	(7,668)
	04/2022			15,818	GBP	11,785	0	(336)
	04/2022			113,313	JPY	13,042,043	0	(6,183)
	04/2022	«		47	RUB	3,585	0	(5)
	05/2022			404	CLP	318,473	0	(2)
	05/2022			8,297	CNH	52,762	0	(18)
	05/2022			3,090	CNY	19,643	0	(6)
	05/2022			19,668	GBP	14,940	0	(45)
	05/2022			102,132	JPY	12,388,925	0	(307)
	05/2022			15,957	NOK	137,852	0	(305)
	09/2022		MYR	93,242		$22,178	80	0
	12/2022		PEN	8,150		1,946	0	(219)

SOG	06/2022			$1,116	CZK	26,591	79	0
	06/2022			129	ILS	421	3	0
	06/2022			1,184	PLN	5,173	38	0

TOR	04/2022		CAD	74,323		$59,504	53	0
	04/2022			$30,128	AUD	41,982	1,287	0
	04/2022			60,643	CAD	76,904	873	0
	05/2022			59,504		74,333	0	(54)

UAG	04/2022		AUD	16,195		$12,169	50	0
	04/2022		CHF	11,473		12,412	0	(4)
	04/2022		DKK	28,320		4,296	84	0
	04/2022	«		$451	RUB	34,785	0	(43)
	05/2022			12,173	AUD	16,195	0	(50)
	05/2022			12,412	CHF	11,461	4	0
	05/2022	«		55	RUB	4,277	0	(6)
	06/2022			1,351	PLN	5,878	38	0
	06/2022			475	ZAR	7,401	27	0

Total Forward Foreign Currency Contracts							$13,604	$(22,125)

166	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
CBK	Put - OTC EUR versus CHF	CHF	1.015	05/24/2022	6,402	$33	$52

MBC	Put - OTC EUR versus USD	$	0.850	04/06/2022	53,000	6	0
	Put - OTC EUR versus USD		0.915	04/12/2022	70,000	8	0
	Put - OTC EUR versus USD		0.980	04/27/2022	49,500	5	1
	Put - OTC EUR versus USD		0.860	05/19/2022	175,000	19	1

						$71	$54

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180%	01/11/2024	5,500	$ 157	$228

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/01/2025	EUR 97.000	05/23/2025	2,400	$ 182	$533

Total Purchased Options					$ 410	$815

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	2,100	$ (3)	$ 0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	6,000	(5)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	3,600	(5)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	2,200	(6)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	14,900	(31)	(14)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	4,000	(7)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	3,400	(16)	(5)

BPS	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	1,400	(10)	(5)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	400	(4)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	400	(4)	(1)

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	6,500	(8)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	2,200	(2)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	2,200	(4)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	900	(5)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	1,600	(9)	(6)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	2,800	(3)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	2,700	(4)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	11,100	(18)	(7)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	7,900	(14)	(10)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	2,800	(13)	(4)

CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	2,500	(3)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	4,900	(7)	(6)

DUB	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	3,300	(4)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	2,300	(2)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	3,100	(5)	(2)

GST	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	04/20/2022	1,900	(2)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	1,900	(3)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	3,200	(3)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	2,500	(4)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	1,000	(7)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	6,300	(11)	(9)

JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	2,600	(4)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	2,400	(3)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	4,500	(5)	(3)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	2,600	(4)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	1,200	(12)	(5)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	1,000	(9)	(4)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	07/20/2022	1,500	(6)	(3)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	167

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000%	04/20/2022	4,300	$ (18)	$ (3)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	1,600	(3)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	1,900	(2)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	3,100	(6)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	4,800	(7)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	4,000	(6)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	04/20/2022	3,300	(4)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	2,500	(3)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	3,800	(6)	(2)

						$ (320)	$ (129)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus CHF	CHF 1.050	05/24/2022	6,402	$ (34)	$(14)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.310%	01/11/2024	49,000	$ (158)	$(417)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.650	06/16/2022	26,300	(45)	(9)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400	06/16/2022	26,300	(45)	(138)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.171	04/13/2022	12,500	(40)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.621	04/13/2022	12,500	(40)	(374)

BPS	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	04/07/2022	2,100	(11)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.700	04/07/2022	2,100	(11)	(34)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.775	04/19/2022	6,600	(18)	(3)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.175	04/19/2022	6,600	(17)	(43)
	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	2,400	(182)	(511)

BRC	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	05/09/2022	2,700	(12)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	05/09/2022	2,700	(22)	(57)

CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/16/2022	2,100	(9)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/16/2022	2,100	(9)	(19)

DUB	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350	08/08/2022	1,400	(5)	(2)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.550	08/08/2022	1,400	(5)	(13)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.900	05/24/2022	6,900	(35)	(30)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	05/24/2022	6,900	(35)	(29)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	134,200	(267)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	134,200	(267)	(2,213)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/11/2022	4,500	(16)	(2)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/11/2022	4,500	(18)	(38)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.417	04/01/2022	11,400	(56)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.817	04/01/2022	11,400	(56)	(306)

JPM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.820	12/16/2024	12,500	(88)	(60)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	04/08/2022	3,900	(14)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	04/08/2022	3,900	(22)	(73)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.670	06/16/2022	8,900	(36)	(16)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.370	06/16/2022	8,900	(36)	(79)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	07/12/2022	6,400	(50)	(3)

							$ (1,625)	$ (4,476)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor	0.000%	1-Month USD-LIBOR	10/07/2022	23,250	$(24)	$0
	Call - OTC 1-Year Interest Rate Floor	0.000	1-Month USD-LIBOR	10/08/2022	12,500	(12)	0

						$(36)	$0

168	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	$	98.391	05/05/2022	600	$(3)	$0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052		98.469	05/05/2022	700	(3)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052		98.617	05/05/2022	1,700	(8)	(1)

						$(14)	$(2)

Total Written Options						$(2,029)	$(4,621)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.029%	$	600	$(21)	$19	$0	$(2)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.029		4,700	(168)	156	0	(12)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		3,900	(96)	55	0	(41)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.192		2,200	(42)	20	0	(22)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.029		1,600	(55)	51	0	(4)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		5,800	(146)	84	0	(62)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.029		2,600	(92)	86	0	(6)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.192		3,700	(72)	34	0	(38)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.029		3,200	(113)	105	0	(8)

HUS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.029		4,200	(142)	132	0	(10)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		2,200	(55)	32	0	(23)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		2,700	(65)	36	0	(29)

								$(1,067)	$810	$0	$(257)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.574%	$	1,900	$(46)	$72	$26	$0

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.574		1,300	(32)	50	18	0

GST	Emirate of Abu Dhabi Government International Bond	1.000	Quarterly	12/20/2026	0.453		900	27	(5)	22	0

								$(51)	$117	$66	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD	10,698	$	14,200	$68	$(63)	$5	$0

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029		7,176		10,400	2	(3)	0	(1)

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		7,314		10,600	(40)	0	0	(40)

									$30	$(66)	$5	$(41)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	169

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month MYR-KLIBOR	3.250%	Quarterly	03/16/2027	MYR	3,200	$(1)	$4	$3	$0
	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		500	0	2	2	0
	Receive	3-Month MYR-KLIBOR	3.250	Quarterly	03/16/2032		38,400	123	274	397	0
	Pay	6-Month THB-THBFIX	2.000	Semi-Annual	03/16/2032	THB	54,200	8	(25)	0	(17)

BPS	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032	MYR	3,000	(9)	24	15	0

CBK	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		7,700	8	31	39	0

JPM	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		4,900	(10)	34	24	0

NGF	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		5,100	(9)	35	26	0
	Pay	6-Month THB-THBFIX	2.000	Semi-Annual	06/15/2032	THB	277,600	(45)	(89)	0	(134)

SCX	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	03/16/2027	MYR	4,900	(3)	21	18	0
	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		3,200	(10)	26	16	0

								$52	$337	$540	$(151)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(8)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.928% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2022	$	17,300	$5	$1,543	$1,548	$0

GST	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.928% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/20/2022		18,600	5	1,588	1,593	0

MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	1.043%	Maturity	09/20/2022		2,900	0	(37)	0	(37)

									$10	$3,094	$3,141	$(37)

Total Swap Agreements									$(1,026)	$4,292	$3,752	$(486)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
AZD	$0	$0	$5	$5	$0	$0	$0	$0	$5	$0	$5
BOA	1,117	228	402	1,747	(173)	(967)	(19)	(1,159)	588	(620)	(32)
BPS	842	533	1,563	2,938	(256)	(599)	(53)	(908)	2,030	(2,140)	(110)
BRC	31	0	26	57	(91)	(96)	(88)	(275)	(218)	0	(218)
CBK	2,071	52	57	2,180	(1,206)	(42)	(7)	(1,255)	925	(920)	5
DUB	198	0	0	198	(102)	(77)	0	(179)	19	0	19
GLM	273	0	0	273	(756)	(2,564)	(40)	(3,360)	(3,087)	3,182	95
GST	0	0	1,615	1,615	0	(13)	(46)	(59)	1,556	(1,820)	(264)
HUS	357	0	0	357	(321)	0	(33)	(354)	3	0	3
IND	22	0	0	22	(37)	0	0	(37)	(15)	0	(15)
JPM	374	0	24	398	(133)	(152)	(29)	(314)	84	0	84
MBC	30	2	0	32	(49)	0	0	(49)	(17)	0	(17)
MYC	0	0	0	0	0	(111)	(37)	(148)	(148)	(967)	(1,115)
MYI	5,318	0	0	5,318	(3,519)	0	0	(3,519)	1,799	(1,730)	69
NGF	0	0	26	26	0	0	(134)	(134)	(108)	354	246
RBC	7	0	0	7	(231)	0	0	(231)	(224)	0	(224)
SCX	428	0	34	462	(15,094)	0	0	(15,094)	(14,632)	10,756	(3,876)
SOG	120	0	0	120	0	0	0	0	120	0	120
TOR	2,213	0	0	2,213	(54)	0	0	(54)	2,159	(2,369)	(210)
UAG	203	0	0	203	(103)	0	0	(103)	100	0	100

Total Over the Counter	$13,604	$815	$3,752	$18,171	$(22,125)	$(4,621)	$(486)	$(27,232)

(o)

Securities with an aggregate market value of $14,385 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

170	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,961	$1,961
Swap Agreements	0	39	0	0	3,178	3,217

	$0	$39	$0	$0	$5,139	$5,178

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,604	$0	$13,604
Purchased Options	0	0	0	54	761	815
Swap Agreements	0	66	0	5	3,681	3,752

	$0	$66	$0	$13,663	$4,442	$18,171

	$0	$105	$0	$13,663	$9,581	$23,349

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$360	$360
Futures	0	0	0	0	2,670	2,670
Swap Agreements	0	23	0	0	1,393	1,416

	$0	$23	$0	$0	$4,423	$4,446

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,125	$0	$22,125
Written Options	0	129	0	14	4,478	4,621
Swap Agreements	0	257	0	41	188	486

	$0	$386	$0	$22,180	$4,666	$27,232

	$0	$409	$0	$22,180	$9,089	$31,678

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	171

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$32	$32
Futures	0	0	0	0	6,602	6,602
Swap Agreements	0	(2,047)	0	0	(40,133)	(42,180)

	$0	$(2,047)	$0	$0	$(33,499)	$(35,546)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(60,544)	$0	$(60,544)
Purchased Options	0	0	0	(98)	(206)	(304)
Written Options	0	714	0	182	2,450	3,346
Swap Agreements	0	(322)	0	0	(1,696)	(2,018)

	$0	$392	$0	$(60,460)	$548	$(59,520)

	$0	$(1,655)	$0	$(60,460)	$(32,951)	$(95,066)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(237)	$(237)
Futures	0	0	0	0	5,349	5,349
Swap Agreements	0	1,449	0	0	1,991	3,440

	$0	$1,449	$0	$0	$7,103	$8,552

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,431	$0	$20,431
Purchased Options	0	0	0	0	(152)	(152)
Written Options	0	(3)	0	4	(2,986)	(2,985)
Swap Agreements	0	349	0	(1,626)	3,422	2,145

	$0	$346	$0	$18,809	$284	$19,439

	$0	$1,795	$0	$18,809	$7,387	$27,991

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$546	$0	$546
Australia
Non-Agency Mortgage-Backed Securities	0	1,283	0	1,283
Sovereign Issues	0	19,259	0	19,259
Brazil
Corporate Bonds & Notes	0	2,010	0	2,010
Canada
Corporate Bonds & Notes	0	6,567	0	6,567
Non-Agency Mortgage-Backed Securities	0	3,263	0	3,263
Sovereign Issues	0	4,563	0	4,563
Cayman Islands
Asset-Backed Securities	0	99,482	0	99,482
Corporate Bonds & Notes	0	4,830	0	4,830
Non-Agency Mortgage-Backed Securities	0	5,139	0	5,139
Chile
Sovereign Issues	0	297	0	297
China
Sovereign Issues	0	95,023	0	95,023
Denmark
Corporate Bonds & Notes	0	55,285	0	55,285
France
Corporate Bonds & Notes	0	17,713	0	17,713
Sovereign Issues	0	32,646	0	32,646
Germany
Corporate Bonds & Notes	0	24,843	0	24,843
Hong Kong
Corporate Bonds & Notes	0	701	0	701

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
India
Corporate Bonds & Notes	$0	$1,405	$0	$1,405
Ireland
Asset-Backed Securities	0	15,317	0	15,317
Corporate Bonds & Notes	0	4,382	0	4,382
Israel
Sovereign Issues	0	13,626	0	13,626
Italy
Corporate Bonds & Notes	0	12,931	0	12,931
Sovereign Issues	0	20,313	0	20,313
Japan
Corporate Bonds & Notes	0	12,693	0	12,693
Sovereign Issues	0	214,785	0	214,785
Luxembourg
Corporate Bonds & Notes	0	1,107	0	1,107
Malaysia
Corporate Bonds & Notes	0	2,231	0	2,231
Sovereign Issues	0	18,659	0	18,659
Mexico
Sovereign Issues	0	608	0	608
Multinational
Corporate Bonds & Notes	0	2,439	0	2,439
Netherlands
Corporate Bonds & Notes	0	7,354	0	7,354
Preferred Securities	0	680	0	680
New Zealand
Sovereign Issues	0	1,019	0	1,019

172	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Norway
Corporate Bonds & Notes	$0	$1,113	$0	$1,113
Sovereign Issues	0	1,544	0	1,544
Peru
Sovereign Issues	0	14,483	0	14,483
Qatar
Corporate Bonds & Notes	0	3,321	0	3,321
Sovereign Issues	0	10,820	0	10,820
Romania
Sovereign Issues	0	7,727	0	7,727
Saudi Arabia
Corporate Bonds & Notes	0	1,874	0	1,874
Serbia
Sovereign Issues	0	1,795	0	1,795
Singapore
Corporate Bonds & Notes	0	2,267	0	2,267
Sovereign Issues	0	32,705	0	32,705
South Africa
Sovereign Issues	0	1,078	0	1,078
South Korea
Sovereign Issues	0	23,231	0	23,231
Spain
Corporate Bonds & Notes	0	4,544	0	4,544
Preferred Securities	0	1,849	0	1,849
Sovereign Issues	0	16,068	0	16,068
Supranational
Corporate Bonds & Notes	0	1,301	0	1,301
Switzerland
Corporate Bonds & Notes	0	16,497	0	16,497
Thailand
Sovereign Issues	0	1,959	0	1,959
United Arab Emirates
Sovereign Issues	0	735	0	735
United Kingdom
Corporate Bonds & Notes	0	76,405	0	76,405
Non-Agency Mortgage-Backed Securities	0	55,831	0	55,831
Preferred Securities	0	538	0	538
Sovereign Issues	0	20,085	0	20,085
United States
Asset-Backed Securities	0	33,655	0	33,655
Corporate Bonds & Notes	999	84,309	0	85,308
Loan Participations and Assignments	0	2,675	0	2,675

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Municipal Bonds & Notes	$0	$1,243	$0	$1,243
Non-Agency Mortgage-Backed Securities	0	121,103	3,903	125,006
Preferred Securities	0	6,237	0	6,237
U.S. Government Agencies	0	167,024	0	167,024
U.S. Treasury Obligations	0	53,232	0	53,232
Short-Term Instruments
Repurchase Agreements	0	141	0	141
Israel Treasury Bills	0	20,391	0	20,391
U.S. Treasury Bills	0	861	0	861

	$999	$1,491,640	$3,903	$1,496,542

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$77,471	$0	$0	$77,471

Total Investments	$78,470	$1,491,640	$3,903	$1,574,013

Short Sales, at Value - Liabilities
United States
U.S. Government Agencies	$0	$(258,365)	$0	$(258,365)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,864	3,314	0	5,178
Over the counter	0	18,171	0	18,171

	$1,864	$21,485	$0	$23,349

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,030)	(1,406)	0	(4,436)
Over the counter	0	(26,812)	(420)	(27,232)

	$(3,030)	$(28,218)	$(420)	$(31,668)

Total Financial Derivative Instruments	$(1,166)	$(6,733)	$(420)	$(8,319)

Totals	$77,304	$1,226,542	$3,483	$1,307,329

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	173

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. The PIMCO Emerging Markets Full Spectrum Bond Fund may invest assets in funds of the Trust and funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”) and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”). To the extent Underlying PIMCO Funds of the Trust or PIMCO Equity Series are held, Institutional Class or Class M shares will be held.

The Board of Trustees of the Trust (the “Board”) has approved a Plan of Liquidation for the PIMCO Global Bond Opportunities Fund (Unhedged) pursuant to which the Fund will be liquidated on or about June 17, 2022. This date may be changed without notice at the discretion of the Trust’s officers.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and

174	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2022

the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Emerging Markets Bond Fund	Daily	Monthly

PIMCO Emerging Markets Corporate Bond Fund	Daily	Monthly

PIMCO Emerging Markets Currency and Short-Term Investments Fund	Daily	Monthly

PIMCO Emerging Markets Full Spectrum Bond Fund	Daily	Monthly

PIMCO Global Advantage® Strategy Bond Fund	Daily	Monthly

PIMCO Global Bond Opportunities Fund (Unhedged)	Daily	Monthly

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	Daily	Monthly

PIMCO International Bond Fund (Unhedged)	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated

ANNUAL REPORT	|	MARCH 31, 2022	175

Notes to Financial Statements	(Cont.)

with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with

176	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2022

similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the

ANNUAL REPORT	|	MARCH 31, 2022	177

Notes to Financial Statements	(Cont.)

Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

178	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2022

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

ANNUAL REPORT	|	MARCH 31, 2022	179

Notes to Financial Statements	(Cont.)

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest substantially all or a significant portion of its assets in the Underlying PIMCO Funds and may also invest in the Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the PIMCO Emerging Markets Full Spectrum Bond Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the transactions in and earnings from investments in these Underlying PIMCO Funds or Acquired Funds for the period ended March 31, 2022 (amounts in thousands†):

PIMCO Emerging Markets Full Spectrum Bond Fund

Underlying PIMCO Funds	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$85,417	$19,971	$(43,828)	$(2,330)	$(5,470)	$53,760	$3,831	$0

PIMCO Emerging Markets Corporate Bond Fund	100,350	7,992	(33,210)	(2,041)	(9,543)	63,548	3,269	0

PIMCO Emerging Markets Local Currency and Bond Fund	134,203	53,818	(39,779)	(1,542)	(14,488)	132,212	6,389	0

PIMCO Short-Term Floating NAV Portfolio III	20,103	102,513	(122,400)	(84)	(17)	115	113	0

Totals	$340,073	$184,294	$(239,217)	$(5,997)	$(29,518)	$249,635	$13,602	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2022 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	$66,925	$251	$(45,300)	$(6)	$(403)	$21,467	$251	$0

PIMCO Global Advantage® Strategy Bond Fund	217	2	0	0	(3)	216	2	0

PIMCO Global Bond Opportunities Fund (Unhedged)	185	1	0	0	(3)	183	2	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	553	6	0	0	(10)	549	6	0

PIMCO International Bond Fund (Unhedged)	612	7	0	0	(11)	608	6	0

180	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2022

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$195,816	$1,876,193	$(1,702,400)	$(4,169)	$(367)	$365,073	$4,994	$0

PIMCO Emerging Markets Corporate Bond Fund	3,625	87,038	(82,400)	(33)	0	8,230	37	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	74,369	533,601	(479,294)	(126)	(1,915)	126,635	2,201	0

PIMCO Global Advantage® Strategy Bond Fund	194	142,368	(137,440)	(65)	(1)	5,056	68	0

PIMCO Global Bond Opportunities Fund (Unhedged)	4,626	143,369	(137,800)	(171)	(2)	10,022	169	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	7,006	412,639	(323,400)	(579)	(18)	95,648	639	0

PIMCO International Bond Fund (Unhedged)	12,047	626,156	(561,300)	(33)	(7)	76,863	56	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

ANNUAL REPORT	|	MARCH 31, 2022	181

Notes to Financial Statements	(Cont.)

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

182	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2022

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of March 31, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

ANNUAL REPORT	|	MARCH 31, 2022	183

Notes to Financial Statements	(Cont.)

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’

184	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2022

A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2022, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

ANNUAL REPORT	|	MARCH 31, 2022	185

Notes to Financial Statements	(Cont.)

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a

Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  (“Barrier Options”) are options, which may be written or purchased, with non-standard payout structures or other features. Barrier Options are generally traded OTC. A Fund may invest in various types of Barrier Options including down-and-in, down-and-out and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date. Down-and-out options expire worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that

186	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2022

commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Funds  use a specified exchange-traded fund as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before

ANNUAL REPORT	|	MARCH 31, 2022	187

Notes to Financial Statements	(Cont.)

netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either

(i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

188	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2022

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the

ANNUAL REPORT	|	MARCH 31, 2022	189

Notes to Financial Statements	(Cont.)

projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, a Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, a Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, a Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, a Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

Allocation	—	—	—	X	—	—	—	—

Acquired Fund	—	—	—	X	—	—	—	—

Interest Rate	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X	X

Distressed Company	—	—	—	X	—	—	—	—

Market	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X

Commodity	—	—	—	X	—	—	—	—

Equity	X	—	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X

Real Estate	X	X	X	X	—	—	—	—

Emerging Markets	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X	X

Smaller Company	—	—	—	X	—	—	—	—

Leveraging	X	X	X	X	X	X	X	X

Issuer Non-Diversification	—	—	—	—	—	X	X	—

Management	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X

Tax	—	—	—	X	—	—	—	—

Subsidiary	—	—	—	X	—	—	—	—

Value Investing	—	—	—	X	—	—	—	—

Arbitrage	—	—	—	X	—	—	—	—

Convertible Securities	—	—	—	X	—	—	—	—

190	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2022

Risks	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

Exchange-Traded Fund	—	—	—	X	—	—	—	—

LIBOR Transition	X	—	X	X	X	X	X	X

Contingent Convertible Securities Risk	—	x	—	—	—	—	—	—

The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”)

are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a

ANNUAL REPORT	|	MARCH 31, 2022	191

Notes to Financial Statements	(Cont.)

counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

192	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2022

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

Contingent Convertible Securities Risk  the risks of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Additionally,

ANNUAL REPORT	|	MARCH 31, 2022	193

Notes to Financial Statements	(Cont.)

to the extent the Fund invests in securities and instruments economically tied to Russia, the recent Russian invasion of Ukraine may adversely affect the Fund’s investments. Please see the Important Information section for additional discussion of the COVID-19 pandemic as well as the Russian invasion of Ukraine.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as

194	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2022

either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”)

govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

ANNUAL REPORT	|	MARCH 31, 2022	195

Notes to Financial Statements	(Cont.)

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A	Class C
PIMCO Emerging Markets Bond Fund	0.45%	0.38%	0.48%	0.58%	(1)	N/A	0.50%	0.50%
PIMCO Emerging Markets Corporate Bond Fund	0.50%	0.40%	N/A	N/A		N/A	N/A	N/A
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.45%	0.40%	0.50%	N/A		N/A	0.55%	N/A
PIMCO Emerging Markets Full Spectrum Bond Fund	0.54%	0.40%	N/A	N/A		N/A	N/A	N/A
PIMCO Global Advantage® Strategy Bond Fund	0.35%	0.30%	N/A	N/A		N/A	0.45%	N/A
PIMCO Global Bond Opportunities Fund (Unhedged)	0.25%	0.30%	N/A	N/A		0.30%	0.45%	N/A
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.25%	0.30%	0.40%	N/A		0.30%	0.40%	0.40%
PIMCO International Bond Fund (Unhedged)	0.25%	0.25%	0.35%	0.45%	(1)	0.25%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees   PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2022, the Distributor retained $5,155,667 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs

196	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2022

of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO Emerging Markets Bond Fund and PIMCO International Bond Fund (Unhedged). This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Emerging Markets Bond Fund	$5

PIMCO International Bond Fund (Unhedged)	56

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund Expenses that are used for purposes of implementing the expense reduction described below are calculated using the advisory and supervisory and administrative fees for each Underlying PIMCO Fund over the total assets invested in Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2022, to waive first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO Emerging Markets Full Spectrum Bond Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with the Fund’s investments in Underlying PIMCO Funds, to the extent the Fund’s advisory fee or advisory fee and supervisory and administrative fee taken together are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the amount waived was $2,852,968.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act.

ANNUAL REPORT	|	MARCH 31, 2022	197

Notes to Financial Statements	(Cont.)

Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2022, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Emerging Markets Bond Fund	$568,389	$114,794

PIMCO Emerging Markets Corporate Bond Fund	1,797	1,148

PIMCO Emerging Markets Currency and Short-Term Investments Fund	23,142	4,671

PIMCO Emerging Markets Full Spectrum Bond Fund	0	433

PIMCO Global Advantage® Strategy Bond Fund	5,653	6,192

PIMCO Global Bond Opportunities Fund (Unhedged)	2,557	1,877

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	12,899	3,635

PIMCO International Bond Fund (Unhedged)	7,864	4,375

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Emerging Markets Bond Fund	$307,097	$317,440	$2,324,723	$964,029

PIMCO Emerging Markets Corporate Bond Fund	0	9,929	66,700	101,741

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0	0	160,224	242,328

PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	99,584	136,131

PIMCO Global Advantage® Strategy Bond Fund	999,854	1,025,632	162,274	165,209

PIMCO Global Bond Opportunities Fund (Unhedged)	771,091	774,684	64,330	81,257

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	3,252,329	3,263,027	314,924	315,774

PIMCO International Bond Fund (Unhedged)	4,514,256	4,618,320	737,442	643,466

†	A zero balance may reflect actual amounts rounding to less than one thousand.

198	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2022

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Emerging Markets Bond Fund				PIMCO Emerging Markets Corporate Bond Fund

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	184,387	$1,914,687	112,276	$1,151,897	3,348	$35,017	9,760	$103,396

I-2	70,879	738,225	14,244	148,144	N/A	N/A	N/A	N/A

I-3	806	7,970	670	7,062	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	3,918	40,553	4,411	46,315	N/A	N/A	N/A	N/A

Class C	181	1,879	317	3,286	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	9,176	93,127	6,531	67,703	460	4,879	452	4,805

I-2	2,808	28,589	608	6,306	N/A	N/A	N/A	N/A

I-3	42	428	20	211	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	770	7,872	766	7,923	N/A	N/A	N/A	N/A

Class C	32	327	55	573	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(96,225)	(974,802)	(86,033)	(890,890)	(8,104)	(80,651)	(6,037)	(63,797)

I-2	(15,168)	(153,993)	(9,146)	(92,333)	N/A	N/A	N/A	N/A

I-3	(566)	(5,517)	(153)	(1,595)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(6,606)	(67,089)	(4,944)	(50,510)	N/A	N/A	N/A	N/A

Class C	(540)	(5,455)	(1,399)	(14,593)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	153,894	$1,626,801	38,223	$389,499	(4,296)	$(40,755)	4,175	$44,404

ANNUAL REPORT	|	MARCH 31, 2022	199

Notes to Financial Statements	(Cont.)

	PIMCO Emerging Markets Currency and Short-Term Investments Fund				PIMCO Emerging Markets Full Spectrum Bond Fund

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	27,760	$217,641	15,000	$121,182	7,360	$51,488	14,542	$103,106

I-2	209	1,661	215	1,612	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	93	729	106	830	N/A	N/A	N/A	N/A

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Issued as reinvestment of distributions

Institutional Class	1,117	8,765	1,658	12,470	2,029	14,272	2,011	14,545

I-2	3	22	2	17	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	11	88	11	85	N/A	N/A	N/A	N/A

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Cost of shares redeemed

Institutional Class	(37,823)	(301,860)	(211,368)	(1,550,465)	(17,341)	(116,908)	(4,158)	(29,334)

I-2	(142)	(1,113)	(228)	(1,760)	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(271)	(2,143)	(416)	(3,264)	N/A	N/A	N/A	N/A

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(9,043)	$(76,210)	(195,020)	$(1,419,293)	(7,952)	$(51,148)	12,395	$88,317

	PIMCO Global Advantage® Strategy Bond Fund				PIMCO Global Bond Opportunities Fund (Unhedged)

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	10,491	$119,184	6,760	$76,475	5,623	$51,072	4,439	$41,551

I-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	731	6,740	819	7,686

Class A	284	3,208	306	3,463	126	1,161	247	2,329

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Issued as reinvestment of distributions

Institutional Class	958	10,860	606	6,875	933	8,380	266	2,456

I-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	378	3,391	117	1,076

Class A	28	322	19	213	51	460	14	125

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Cost of shares redeemed

Institutional Class	(10,616)	(121,318)	(10,606)	(118,632)	(6,779)	(60,631)	(5,688)	(52,251)

I-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	(1,414)	(13,022)	(2,239)	(20,623)

Class A	(184)	(2,083)	(702)	(8,032)	(265)	(2,428)	(629)	(5,519)

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	961	$10,173	(3,617)	$(39,638)	(616)	$(4,877)	(2,654)	$(23,170)

200	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2022

	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)				PIMCO International Bond Fund (Unhedged)

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	22,711	$240,095	21,919	$231,851	34,743	$348,928	52,799	$542,011

I-2	1,674	17,681	1,579	16,734	19,027	186,412	20,852	211,271

I-3	N/A	N/A	N/A	N/A	10,470	103,193	5,717	57,575

Administrative Class	403	4,252	1,088	11,420	1,303	12,645	937	9,646

Class A	958	10,090	1,193	12,648	3,983	40,348	4,519	44,697

Class C	32	339	122	1,285	136	1,372	141	1,451

Issued as reinvestment of distributions

Institutional Class	1,620	16,892	1,033	10,902	2,814	27,404	1,034	10,308

I-2	114	1,193	90	945	851	8,284	222	2,246

I-3	N/A	N/A	N/A	N/A	447	4,339	124	1,232

Administrative Class	32	336	21	219	130	1,273	42	420

Class A	103	1,072	66	697	500	4,871	224	2,218

Class C	8	81	6	62	13	122	2	17

Cost of shares redeemed

Institutional Class	(13,270)	(139,671)	(33,517)	(352,604)	(34,821)	(345,314)	(49,074)	(488,960)

I-2	(2,428)	(25,619)	(1,864)	(19,625)	(13,907)	(138,074)	(11,493)	(111,335)

I-3	N/A	N/A	N/A	N/A	(3,643)	(35,931)	(7,717)	(77,675)

Administrative Class	(625)	(6,562)	(823)	(8,657)	(2,147)	(20,779)	(879)	(8,835)

Class A	(1,115)	(11,736)	(1,657)	(17,295)	(6,075)	(60,692)	(11,565)	(119,031)

Class C	(129)	(1,364)	(402)	(4,245)	(88)	(860)	(272)	(2,750)

Net increase (decrease) resulting from Fund share transactions	10,088	$107,079	(11,146)	$(115,663)	13,736	$137,541	5,613	$74,506

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

Fund Name	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Emerging Markets Bond Fund	0	1	0%	21%

PIMCO Emerging Markets Corporate Bond Fund	0	1	0%	54%

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0	3	0%	88%

PIMCO Emerging Markets Full Spectrum Bond Fund	2	0	58%	0%

PIMCO Global Advantage® Strategy Bond Fund	2	0	54%	0%

PIMCO Global Bond Opportunities Fund (Unhedged)	1	0	24%	0%

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	1	0	10%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2022	201

Notes to Financial Statements	(Cont.)

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Emerging Markets Bond Fund	$9,260	$0	$(501,948)	$(1,644)	$(226,162)	$0	$0	$(720,494)

PIMCO Emerging Markets Corporate Bond Fund	1,231	0	(23,308)	(91)	(67,546)	0	0	(89,714)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0	0	(33,526)	(5)	(636,339)	0	(4,896)	(674,766)

PIMCO Emerging Markets Full Spectrum Bond Fund	220	0	(54,771)	0	(67,777)	0	0	(122,328)

PIMCO Global Advantage® Strategy Bond Fund	6,122	3,684	(24,753)	(1)	(3,811)	0	0	(18,759)

PIMCO Global Bond Opportunities Fund (Unhedged)	0	3,593	(12,050)	(27)	0	0	(1,441)	(9,925)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	9,426	13,840	(44,156)	(241)	0	0	0	(21,131)

PIMCO International Bond Fund (Unhedged)	0	10,775	(85,303)	(354)	0	0	(67,081)	(141,963)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, passive foreign investment companies (PFICs), straddle loss deferrals, treasury inflation-protected securities (TIPS), hyperinflationary investments, and interest accrued on defaulted securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Emerging Markets Bond Fund	$21,261	$204,901

PIMCO Emerging Markets Corporate Bond Fund	19,273	48,273

PIMCO Emerging Markets Currency and Short-Term Investments Fund	357,394	278,945

PIMCO Emerging Markets Full Spectrum Bond Fund	3,201	64,576

PIMCO Global Advantage® Strategy Bond Fund*	2,008	1,803

PIMCO Global Bond Opportunities Fund (Unhedged)	0	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0	0

PIMCO International Bond Fund (Unhedged)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

202	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2022

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Emerging Markets Bond Fund	$4,180,521	$79,195	$(582,255)	$(503,060)

PIMCO Emerging Markets Corporate Bond Fund	140,555	1,389	(24,710)	(23,321)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	658,273	115,974	(149,495)	(33,521)

PIMCO Emerging Markets Full Spectrum Bond Fund	312,957	2,579	(57,357)	(54,778)

PIMCO Global Advantage® Strategy Bond Fund	364,121	22,761	(48,612)	(25,851)

PIMCO Global Bond Opportunities Fund (Unhedged)	206,802	13,297	(25,822)	(12,525)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	953,321	55,450	(99,899)	(44,449)

PIMCO International Bond Fund (Unhedged)	1,366,220	81,569	(169,899)	(88,330)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, passive foreign investment companies (PFICs), straddle loss deferrals, treasury inflation-protected securities (TIPS), hyperinflationary investments, and interest accrued on defaulted securities.

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2022			March 31, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Emerging Markets Bond Fund	$151,290	$0	$0	$103,320	$0	$0

PIMCO Emerging Markets Corporate Bond Fund	6,070	0	0	5,862	0	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	8,966	0	0	0	0	12,635

PIMCO Emerging Markets Full Spectrum Bond Fund	14,391	0	0	5,000	0	9,560

PIMCO Global Advantage® Strategy Bond Fund	11,248	0	0	7,117	0	0

PIMCO Global Bond Opportunities Fund (Unhedged)	9,627	2,805	0	3,727	0	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	19,302	6,100	0	16,821	0	0

PIMCO International Bond Fund (Unhedged)	46,255	9,812	0	18,889	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

On February 16, 2022, the Board of Trustees approved of the liquidation of PIMCO Global Bond Opportunities Fund (Unhedged). The liquidation of this Fund is expected to occur on or about June 17, 2022.

ANNUAL REPORT	|	MARCH 31, 2022	203

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Opportunities Fund (Unhedged), PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) and PIMCO International Bond Fund (Unhedged)

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Opportunities Fund (Unhedged), PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) and PIMCO International Bond Fund (Unhedged) (eight of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

204	PIMCO INTERNATIONAL BOND FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.

BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets LLC

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	RYL	NatWest Markets Plc

BSH	Banco Santander S.A. - New York Branch	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SGY	Societe Generale, NY

CEW	Canadian Imperial Bank of Commerce	JPS	J.P. Morgan Securities LLC	SOG	Societe Generale Paris

CIB	Canadian Imperial Bank of Commerce	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.

CSN	Credit Suisse AG (New York)	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank

DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC

FBF	Credit Suisse International

Currency Abbreviations:

ARS	Argentine Peso	HKD	Hong Kong Dollar	PLN	Polish Zloty

AUD	Australian Dollar	HUF	Hungarian Forint	RON	Romanian New Leu

BRL	Brazilian Real	IDR	Indonesian Rupiah	RUB	Russian Ruble

CAD	Canadian Dollar	ILS	Israeli Shekel	SEK	Swedish Krona

CHF	Swiss Franc	INR	Indian Rupee	SGD	Singapore Dollar

CLP	Chilean Peso	JPY	Japanese Yen	THB	Thai Baht

CNH	Chinese Renminbi (Offshore)	KES	Kenyan Schilling	TRY	Turkish New Lira

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TWD	Taiwanese Dollar

COP	Colombian Peso	KZT	Kazakhstani Tenge	UAH	Ukrainian Hryvnia

CZK	Czech Koruna	MXN	Mexican Peso	UGX	Ugandan Shilling

DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

DOP	Dominican Peso	NOK	Norwegian Krone	VND	Vietnamese Dong

EGP	Egyptian Pound	NZD	New Zealand Dollar	ZAR	South African Rand

EUR	Euro	PEN	Peruvian New Sol	ZMW	Zambian Kwacha

GBP	British Pound	PHP	Philippine Peso

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SONIO	Sterling Overnight Interbank Average Rate

BZDIOVRA	Brazil Interbank Deposit Rate	IBR	Indicador Bancario de Referencia	SRFXON3	Swiss Overnight Rate Average (6PM)

CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR03M	3 Month USD-LIBOR	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	MUTKCALM	Tokyo Overnight Average Rate	US0003M	ICE 3-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	SIBCSORA	Singapore Overnight Rate Average	US0006M	ICE 6-Month USD LIBOR

CNREPOFIX	China Fixing Repo Rates 7-Day	SOFR	Secured Overnight Financing Rate	WIBOR03M	3 Month Warsaw Inter Bank Offering Rate

EUR003M	3 Month EUR Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OIS	Overnight Index Swap

AID	Agency International Development	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	JIBAR	Johannesburg Interbank Agreed Rate	PRIBOR	Prague Interbank Offered Rate

ATM	At-the-money	JSC	Joint Stock Company	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	KLIBOR	Kuala Lumpur Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate

BBR	Bank Bill Rate	KORIBOR	Korea Interbank Offered Rate	TBA	To-Be-Announced

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	THBFIX	Thai Baht Floating-Rate Fix

CDI	Brazil Interbank Deposit Rate	MIBOR	Mumbai Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CHILIBOR	Chile Interbank Offered Rate	NIBOR	Norwegian Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate

CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor

ANNUAL REPORT	|	MARCH 31, 2022	205

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends

PIMCO Emerging Markets Bond Fund	0%	0%	$2,859	$0	$127,625

PIMCO Emerging Markets Corporate Bond Fund	0%	0%	1,277	0	6,074

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0%	0%	8,966	0	0

PIMCO Emerging Markets Full Spectrum Bond Fund	0%	0%	237	0	0

PIMCO Global Advantage® Strategy Bond Fund	0%	0%	9,806	0	10,110

PIMCO Global Bond Opportunities Fund (Unhedged)	0%	0%	7,783	2,250	4,413

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0%	0%	8,466	7,701	10,167

PIMCO International Bond Fund (Unhedged)	0%	0%	32,766	15,601	24,972

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Emerging Markets Bond Fund	0%

PIMCO Emerging Markets Corporate Bond Fund	0%

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0%

PIMCO Emerging Markets Full Spectrum Bond Fund	0%

PIMCO Global Advantage® Strategy Bond Fund	0%

PIMCO Global Bond Opportunities Fund (Unhedged)	0%

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0%

PIMCO International Bond Fund (Unhedged)	0%

206	PIMCO INTERNATIONAL BOND FUNDS

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2022	207

Management of the Trust	(Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

208	PIMCO INTERNATIONAL BOND FUNDS

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	MARCH 31, 2022	209

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021.

The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

210	PIMCO INTERNATIONAL BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3005AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

Municipal Value Funds

PIMCO California Municipal Intermediate Value Fund

PIMCO California Municipal Opportunistic Value Fund

PIMCO National Municipal Intermediate Value Fund

PIMCO National Municipal Opportunistic Value Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank (the “ECB”) initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

2	MUNICIPAL VALUE FUNDS

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

The municipal (or “muni”) market initially rose during the reporting period, but then weakened. As was the case with the taxable U.S. bond market, munis were initially supported by falling interest rates. However, the muni market gave back its gains as rates moved higher. We believe a combination of inflationary concerns and the Fed’s monetary policy tightening drove this reversal. All told, the Bloomberg Municipal Bond Index returned -4.47% for the 12 months ended March 31, 2022.

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2022	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19.

4	MUNICIPAL VALUE FUNDS

The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects Institutional Class performance. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class shares is $250,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers

ANNUAL REPORT	MARCH 31, 2022	5

Important Information About the Funds (Cont.)

or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share class along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Diversification Status

PIMCO California Municipal Intermediate Value Fund	03/18/2019	03/18/2019	Non-Diversified

PIMCO California Municipal Opportunistic Value Fund	03/18/2019	03/18/2019	Non-Diversified

PIMCO National Municipal Intermediate Value Fund	03/18/2019	03/18/2019	Non-Diversified

PIMCO National Municipal Opportunistic Value Fund	03/18/2019	03/18/2019	Non-Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund is, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30 will be, available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

6	MUNICIPAL VALUE FUNDS

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

ANNUAL REPORT	MARCH 31, 2022	7

PIMCO California Municipal Intermediate Value Fund

Cumulative Returns Through March 31, 2022

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2022•

	1 Year	5 Years	Fund Inception (12/07/15)
PIMCO California Municipal Intermediate Value Fund Institutional Class	(3.52)%	1.99%	1.74%
Bloomberg California 1-10 Year (1-12) Municipal Securities Index	(4.20)%	1.54%	1.44%
Lipper California Intermediate Municipal Debt Funds Average	(4.24)%	1.58%	1.43%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO California Municipal Intermediate Value Fund. The inception date of the Gurtin California Municipal Intermediate Value Fund was December 7, 2015. Information presented from December 7, 2015 to March 15, 2019 is that of the Gurtin California Municipal Intermediate Value Fund.

♦ Average cumulative total return since 11/30/2015.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.51%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	MUNICIPAL VALUE FUNDS

Institutional Class - GCMVX

Allocation Breakdown as of March 31, 2022†§

Municipal Bonds & Notes
Ad Valorem Property Tax	32.0%
Lease (Abatement)	25.9%
Special Tax	10.2%
Sewer Revenue	4.7%
Port, Airport & Marina Revenue	4.5%
Water Revenue	4.4%
Health, Hospital & Nursing Home Revenue	4.0%
Lease (Appropriation)	2.0%
Tax Increment/Allocation Revenue	1.9%
Local or Guaranteed Housing	1.8%
General Fund	1.8%
College & University Revenue	1.1%
Other	0.6%
Short-Term Instruments	5.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO California Municipal Intermediate Value Fund seeks to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

ANNUAL REPORT	MARCH 31, 2022	9

PIMCO California Municipal Intermediate Value Fund (Cont.)

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the pre-refunded sector contributed to performance, as the Fund’s holdings outperformed the broader sector.

»	Underweight exposure to the general obligation segment contributed to performance, as the segment underperformed the broader municipal market.

»	Underweight exposure to the industrial revenue sector contributed to performance, as the sector underperformed the broader municipal market.
»	Yield curve strategies detracted from performance, as benchmark municipal yields broadly rose.

»	Overweight exposure to the lease backed sector detracted from performance, as the sector underperformed the broader municipal market.

»	Security selection within the special tax sector detracted from performance, as the Fund’s holdings underperformed the broader sector.

10	MUNICIPAL VALUE FUNDS

PIMCO California Municipal Opportunistic Value Fund

Cumulative Returns Through March 31, 2022

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2022•

	1 Year	5 Years	10 Years	Fund Inception (05/03/10)
PIMCO California Municipal Opportunistic Value Fund Institutional Class	(1.35)%	2.26%	3.16%	3.65%
Bloomberg California Municipal Bond Index	(4.70)%	2.42%	3.07%	3.68%
Lipper California Intermediate Municipal Debt Funds Average	(4.24)%	1.58%	1.96%	2.51%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO California Municipal Opportunistic Value Fund. The inception date of the Gurtin California Municipal Opportunistic Value Fund was May 3, 2010. Information presented from May 3, 2010 to March 15, 2019 is that of the Gurtin California Municipal Opportunistic Value Fund.

♦ Average cumulative total return since 4/30/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.64%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

ANNUAL REPORT	MARCH 31, 2022	11

Institutional Class - GCMFX

Allocation Breakdown as of March 31, 2022†§

Municipal Bonds & Notes
Ad Valorem Property Tax	27.3%
Port, Airport & Marina Revenue	17.3%
Lease (Abatement)	12.5%
Water Revenue	11.5%
Tobacco Settlement Funded	8.8%
Electric Power & Light Revenue	5.7%
Health, Hospital & Nursing Home Revenue	4.8%
College & University Revenue	3.4%
Tax Increment/Allocation Revenue	1.4%
Sales Tax Revenue	1.3%
Highway Revenue Tolls	1.1%
Other	2.9%
Short-Term Instruments	2.0%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO California Municipal Opportunistic Value Fund seeks to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

12	MUNICIPAL VALUE FUNDS

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to a duration position contributed to performance, as benchmark municipal yields broadly rose.

»	Security selection within the revenue backed segment contributed to performance, as our holdings outperformed the broader sector.
»	Overweight exposure to the pre-refunded sector contributed to performance, as the sector outperformed the broader municipal market.

»	Security selection within the tobacco sector detracted from performance, as the Fund’s holdings underperformed the broader sector.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	MARCH 31, 2022	13

PIMCO National Municipal Intermediate Value Fund

Cumulative Returns Through March 31, 2022

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2022•

	1 Year	5 Years	Fund Inception (12/01/15)
PIMCO National Municipal Intermediate Value Fund Institutional Class	(3.44)%	2.14%	1.90%
Bloomberg Municipal Bond 1-10 Year Blend (1-12) Index	(4.00)%	1.77%	1.67%
Lipper Intermediate Municipal Debt Funds Average	(3.87)%	1.99%	1.80%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO National Municipal Intermediate Value Fund. The inception date of the Gurtin National Municipal Intermediate Value Fund was December 1, 2015. Information presented from December 1, 2015 to March 15, 2019 is that of the Gurtin National Municipal Intermediate Value Fund.

♦ Average cumulative total return since 11/30/2015.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.51%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	MUNICIPAL VALUE FUNDS

Institutional Class - GNMVX

Allocation Breakdown as of March 31, 2022†§

Municipal Bonds & Notes
Ad Valorem Property Tax	35.4%
General Fund	6.7%
College & University Revenue	5.5%
Lease (Renewal)	4.7%
Highway Revenue Tolls	4.3%
Lease Revenue	4.2%
Fuel Sales Tax Revenue	3.6%
Lease (Appropriation)	3.6%
Lease (Abatement)	3.5%
Appropriations	3.3%
Sales Tax Revenue	3.0%
Health, Hospital & Nursing Home Revenue	2.4%
Water Revenue	2.3%
Local or Guaranteed Housing	1.7%
Port, Airport & Marina Revenue	1.6%
Electric Power & Light Revenue	1.5%
Hotel Occupancy Tax	1.4%
Other	2.9%
Short-Term Instruments	8.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO National Municipal Intermediate Value Fund seeks to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

ANNUAL REPORT	MARCH 31, 2022	15

PIMCO National Municipal Intermediate Value Fund (Cont.)

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to a duration position contributed to performance, as municipal yields broadly rose.

»	Security selection within the water and sewer sector contributed to performance, as our holdings outperformed the broader sectors.

»	Underweight exposure to the industrial revenue sector contributed to performance, as the sector underperformed the broader municipal market.
»	Overweight exposure to the education and lease backed sectors detracted from performance, as the sectors underperformed the broader municipal market.

»	Security selection within the housing sector detracted from performance, as the Fund’s holdings underperformed the broader sector.

16	MUNICIPAL VALUE FUNDS

PIMCO National Municipal Opportunistic Value Fund

Cumulative Returns Through March 31, 2022

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2022•

	1 Year	5 Years	10 Years	Fund Inception (05/03/10)
PIMCO National Municipal Opportunistic Value Fund Institutional Class	(2.18)%	2.44%	3.08%	3.60%
Bloomberg Municipal Bond Index	(4.47)%	2.52%	2.88%	3.43%
Lipper General & Insured Municipal Debt Funds Average	(4.30)%	2.47%	2.83%	3.34%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO National Municipal Opportunistic Value Fund. The inception date of the Gurtin National Municipal Opportunistic Value Fund was May 3, 2010. Information presented from May 3, 2010 to March 15, 2019 is that of the Gurtin National Municipal Opportunistic Value Fund.

♦ Average cumulative total return since 04/30/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.65%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

ANNUAL REPORT	MARCH 31, 2022	17

Institutional Class - GNMFX

Allocation Breakdown as of March 31, 2022†§

Municipal Bonds & Notes
Port, Airport & Marina Revenue	17.2%
Ad Valorem Property Tax	13.8%
Highway Revenue Tolls	12.1%
Fuel Sales Tax Revenue	11.6%
College & University Revenue	7.6%
Health, Hospital & Nursing Home Revenue	7.5%
Local or Guaranteed Housing	6.9%
Income Tax Revenue	6.2%
Lease (Abatement)	2.6%
Electric Power & Light Revenue	2.4%
Miscellaneous Taxes	1.9%
Lease Revenue	1.7%
Sales Tax Revenue	1.7%
Other	2.7%
Short-Term Instruments	4.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO National Municipal Opportunistic Value Fund seeks to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

18	MUNICIPAL VALUE FUNDS

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to a duration position contributed to performance, as municipal yields broadly rose.

»	Security selection within the revenue backed segment contributed to performance, as the Fund’s holdings outperformed the broader sector.
»	Security selection within the pre-refunded sector contributed to performance, as the Fund’s holdings outperformed the broader sector.

»	Security selection within the transportation sector detracted from performance, as the Fund’s holdings underperformed the broader sector.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	MARCH 31, 2022	19

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

20	MUNICIPAL VALUE FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO California Municipal Intermediate Value Fund
Institutional Class	$1,000.00	$958.30	$1.90	$1,000.00	$1,022.99	$1.97	0.39%
PIMCO California Municipal Opportunistic Value Fund
Institutional Class	$1,000.00	$977.80	$2.96	$1,000.00	$1,021.94	$3.02	0.60%
PIMCO National Municipal Intermediate Value Fund
Institutional Class	$1,000.00	$958.20	$1.90	$1,000.00	$1,022.99	$1.97	0.39%
PIMCO National Municipal Opportunistic Value Fund
Institutional Class	$1,000.00	$968.10	$2.94	$1,000.00	$1,021.94	$3.02	0.60%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 7, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2022	21

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg California 1-10 Year (1-12) Municipal Securities Index	The Bloomberg California 1-10 Year (1-12) Municipal Securities Index is a component of the Bloomberg California Municipal Bond Index, a subset of the Bloomberg Municipal Bond Index. The Bloomberg California Municipal Bond Index is the California component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The Bloomberg Municipal Bond Index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year

Bloomberg California Municipal Bond Index	The Bloomberg California Municipal Bond Index is the California component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Municipal Bond 1-10 Year Blend (1-12) Index	Bloomberg Municipal Bond 1-10 Year Blend (1-12) Index is the 1-10 Year Blend (1-12) component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment-grade general obligation bonds and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Municipal Bond Index	Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

*	It is not possible to invest directly in an unmanaged index.

22	MUNICIPAL VALUE FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2022	23

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO California Municipal Intermediate Value Fund

Institutional Class

03/31/2022	$10.59	$0.14	$(0.51)	$(0.37)	$(0.14)	$(0.00)	$(0.14)

03/31/2021	10.43	0.18	0.20	0.38	(0.17)	(0.05)	(0.22)

03/31/2020	10.32	0.18	0.11	0.29	(0.18)	0.00	(0.18)

10/1/2018 - 03/31/2019(e)(f)	9.97	0.09	0.35	0.44	(0.09)	(0.00)	(0.09	)(g)

9/30/2018	10.16	0.16	(0.18)	(0.02)	(0.16)	(0.01)	(0.17)

9/30/2017	10.26	0.15	(0.10)	0.05	(0.15)	(0.00)	(0.15)

PIMCO California Municipal Opportunistic Value Fund

Institutional Class

03/31/2022	$10.28	$0.22	$(0.36)	$(0.14)	$(0.22)	$(0.01)	$(0.23)

03/31/2021	10.18	0.25	0.12	0.37	(0.25)	(0.02)	(0.27)

03/31/2020	10.16	0.26	0.02	0.28	(0.26)	0.00	(0.26)

10/1/2018 - 03/31/2019(e)(f)	10.00	0.13	0.16	0.29	(0.13)	(0.00)	(0.13	)(g)

9/30/2018	10.11	0.22	(0.11)	0.11	(0.22)	0.00	(0.22)

9/30/2017	10.21	0.19	(0.08)	0.11	(0.19)	(0.02)	(0.21)

PIMCO National Municipal Intermediate Value Fund

Institutional Class

03/31/2022	$10.67	$0.14	$(0.50)	$(0.36)	$(0.14)	$0.00	$(0.14)

03/31/2021	10.44	0.17	0.23	0.40	(0.17)	0.00	(0.17)

03/31/2020	10.24	0.20	0.20	0.40	(0.20)	0.00	(0.20)

10/1/2018 - 03/31/2019(e)(f)	9.91	0.10	0.33	0.43	(0.10)	(0.00)	(0.10	)(g)

9/30/2018	10.14	0.18	(0.23)	(0.05)	(0.18)	0.00	(0.18)

9/30/2017	10.26	0.16	(0.12)	0.04	(0.16)	(0.00)	(0.16)

24	MUNICIPAL VALUE FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.08	(3.52)%	$66,115	0.39%		0.50%		0.39%		0.50%		1.34%		11%

10.59	3.65	70,364	0.39		0.50		0.39		0.50		1.68		5

10.43	2.80	51,154	0.39		0.50		0.39		0.50		1.71		17

10.32	4.39	62,167	0.39	*	0.70	*	0.39	*	0.70	*	1.70	*	9

9.97	(0.17)	64,198	0.39		0.62		0.39		0.62		1.63		10

10.16	0.50	82,719	0.39		0.63		0.39		0.63		1.48		15

$9.91	(1.35)%	$204,990	0.60%		0.63%		0.60%		0.63%		2.16%		15%

10.28	3.62	235,987	0.60		0.63		0.60		0.63		2.39		20

10.18	2.73	250,393	0.60		0.63		0.60		0.63		2.56		16

10.16	3.00	244,606	0.60	*	0.64	*	0.60	*	0.64	*	2.69	*	15

10.00	1.17	230,168	0.60		0.65		0.60		0.65		2.23		59

10.11	1.11	188,876	0.60		0.63		0.60		0.63		1.92		44

$10.17	(3.44)%	$213,077	0.39%		0.50%		0.39%		0.50%		1.29%		7%

10.67	3.89	183,600	0.39		0.50		0.39		0.50		1.63		23

10.44	3.90	158,637	0.39		0.50		0.39		0.50		1.91		15

10.24	4.36	163,760	0.39	*	0.59	*	0.39	*	0.59	*	1.98	*	2

9.91	(0.47)	165,043	0.39		0.54		0.39		0.54		1.82		15

10.14	0.42	214,850	0.39		0.56		0.39		0.56		1.58		9

ANNUAL REPORT	MARCH 31, 2022	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO National Municipal Opportunistic Value Fund

Institutional Class

03/31/2022	$10.49	$0.24	$(0.46)	$(0.22)	$(0.24)	$0.00	$(0.24)

03/31/2021	10.38	0.21	0.12	0.33	(0.21)	(0.01)	(0.22)

03/31/2020	10.25	0.27	0.13	0.40	(0.27)	0.00	(0.27)

10/1/2018 - 03/31/2019(e)(f)	10.00	0.14	0.25	0.39	(0.14)	(0.00)	(0.14	)(g)

9/30/2018	10.10	0.23	(0.10)	0.13	(0.23)	(0.00)	(0.23)

9/30/2017	10.15	0.20	(0.03)	0.17	(0.20)	(0.02)	(0.22)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO California Municipal Intermediate Value Fund; the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO California Municipal Opportunistic Value Fund; the Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO National Municipal Intermediate Value Fund; and the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO National Municipal Opportunistic Value Fund. Information presented for each Fund prior to March 15, 2019 is that of the corresponding former Gurtin fund.

(f)	Fiscal year end changed from September 30th to March 31st.
(g)

Total distributions for the period ended March 31, 2019 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended March 31, 2019.

26	MUNICIPAL VALUE FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.03	(2.18)%	$204,459	0.60%		0.63%		0.60%		0.63%		2.26%		12%

10.49	3.21	244,199	0.60		0.63		0.60		0.63		2.02		11

10.38	3.88	253,991	0.60		0.63		0.60		0.63		2.60		14

10.25	3.96	243,926	0.60	*	0.66	*	0.60	*	0.66	*	2.73	*	18

10.00	1.30	207,186	0.60		0.65		0.60		0.65		2.27		46

10.10	1.64	124,451	0.60		0.68		0.60		0.68		1.95		41

ANNUAL REPORT	MARCH 31, 2022	27

Statements of Assets and Liabilities

March 31, 2022

(Amounts in thousands†, except per share amounts)
	PIMCO California Municipal Intermediate Value Fund	PIMCO California Municipal Opportunistic Value Fund	PIMCO National Municipal Intermediate Value Fund	PIMCO National Municipal Opportunistic Value Fund

Assets:

Investments, at value
Investments in securities	$66,843	$204,675	$213,723	$205,025
Receivable for Fund shares sold	40	0	292	0
Interest and/or dividends receivable	667	2,316	2,075	2,799
Reimbursement receivable from PIMCO	6	5	20	5

Total Assets	67,556	206,996	216,110	207,829

Liabilities:

Payable for investments purchased	$1,183	$1,590	$2,734	$2,901
Payable for Fund shares redeemed	229	305	200	354
Distributions payable	0	0	7	4
Accrued investment advisory fees	17	70	55	70
Accrued supervisory and administrative fees	12	41	37	41

Total Liabilities	1,441	2,006	3,033	3,370

Net Assets	$66,115	$204,990	$213,077	$204,459

Net Assets Consist of:

Paid in capital	$67,193	$201,887	$217,626	$199,973
Distributable earnings (accumulated loss)	(1,078)	3,103	(4,549)	4,486
Net Assets	$66,115	$204,990	$213,077	$204,459

Net Assets:

Institutional Class	$66,115	$204,990	$213,077	$204,459

Shares Issued and Outstanding:

Institutional Class	6,558	20,683	20,943	20,384

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.08	$9.91	$10.17	$10.03

Cost of investments in securities	$67,813	$201,630	$216,788	$200,443

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

28	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2022
(Amounts in thousands†)	PIMCO California Municipal Intermediate Value Fund	PIMCO California Municipal Opportunistic Value Fund	PIMCO National Municipal Intermediate Value Fund	PIMCO National Municipal Opportunistic Value Fund

Investment Income:

Interest	$1,206	$6,206	$3,396	$6,517
Dividends	0	0	3	0
Total Income	1,206	6,206	3,399	6,517

Expenses:

Investment advisory fees	210	899	605	912
Supervisory and administrative fees	140	517	403	524
Trustee fees	0	1	1	1
Total Expenses	350	1,417	1,009	1,437
Waiver and/or Reimbursement by PIMCO	(77)	(67)	(222)	(68)
Net Expenses	273	1,350	787	1,369

Net Investment Income (Loss)	933	4,856	2,612	5,148

Net Realized Gain (Loss):

Investments in securities	(138)	159	(579)	(70)

Net Realized Gain (Loss)	(138)	159	(579)	(70)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(3,356)	(7,633)	(9,980)	(9,516)

Net Change in Unrealized Appreciation (Depreciation)	(3,356)	(7,633)	(9,980)	(9,516)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,561)	$(2,618)	$(7,947)	$(4,438)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2022	29

Statements of Changes in Net Assets

	PIMCO California Municipal Intermediate Value Fund		PIMCO California Municipal Opportunistic Value Fund
(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$933	$965	$4,856	$5,944
Net realized gain (loss)	(138)	64	159	164
Net change in unrealized appreciation (depreciation)	(3,356)	764	(7,633)	2,746

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,561)	1,793	(2,618)	8,854

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(943)	(1,203)	(5,180)	(6,406)

Total Distributions(a)	(943)	(1,203)	(5,180)	(6,406)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(745)	18,620	(23,199)	(16,854)

Total Increase (Decrease) in Net Assets	(4,249)	19,210	(30,997)	(14,406)

Net Assets:
Beginning of year	70,364	51,154	235,987	250,393
End of year	$66,115	$70,364	$204,990	$235,987

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 11, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	MUNICIPAL VALUE FUNDS	See Accompanying Notes

PIMCO National Municipal Intermediate Value Fund		PIMCO National Municipal Opportunistic Value Fund
Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

$2,612	$2,507	$5,148	$5,622
(579)	269	(70)	(22)
(9,980)	2,612	(9,516)	3,940

(7,947)	5,388	(4,438)	9,540

(2,618)	(2,501)	(5,185)	(5,862)

(2,618)	(2,501)	(5,185)	(5,862)

40,042	22,076	(30,117)	(13,470)

29,477	24,963	(39,740)	(9,792)

183,600	158,637	244,199	253,991
$213,077	$183,600	$204,459	$244,199

ANNUAL REPORT	MARCH 31, 2022	31

Schedule of Investments PIMCO California Municipal Intermediate Value Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.1%

MUNICIPAL BONDS & NOTES 96.0%

CALIFORNIA 89.0%

Anaheim City School District, California General Obligation Bonds, (AGM/CR/NPFGC Insured), Series 2007
0.000% due 08/01/2030 (b)	$385	$302

Anaheim Housing & Public Improvements Authority, California Revenue Bonds, Series 2022
5.000% due 10/01/2036 (a)	1,050	1,188

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2016
5.000% due 10/01/2035	600	665

California State General Obligation Notes, Series 2019
5.000% due 04/01/2029	1,000	1,186

California State Public Works Board Revenue Notes, Series 2018
5.000% due 05/01/2028	845	976

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2015
3.000% due 08/15/2029	1,115	1,147

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
5.000% due 07/01/2031	600	692

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2013
5.000% due 11/15/2023	200	210

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2016
4.000% due 11/01/2022	650	659

Chula Vista Elementary School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 09/01/2023	610	637

Chula Vista Elementary School District, California General Obligation Notes, Series 2020
2.000% due 08/01/2023	750	754

Corona Public Financing Authority, California Revenue Notes, Series 2016
5.000% due 11/01/2026	580	655

Corona-Norco Unified School District Public Financing Authority, California Special Tax Bonds, Series 2013
5.000% due 09/01/2026	625	653

Cosumnes Community Services District, California Certificates of Participation Notes, (BAM Insured), Series 2016
4.000% due 09/01/2024	675	708

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2015
5.000% due 06/01/2035	$405	$441

East Side Union High School District, California General Obligation Bonds, Series 2015
5.000% due 08/01/2030	605	660
5.000% due 08/01/2033	975	1,062

El Camino Community College District Foundation, California General Obligation Bonds, Series 2016
5.000% due 08/01/2033	990	1,108

Elk Grove Finance Authority, California Special Tax Notes, Series 2015
5.000% due 09/01/2025	510	553

Escondido, California General Obligation Bonds, Series 2015
5.000% due 09/01/2036	500	547

Folsom Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2016
4.000% due 08/01/2028	905	968

Fresno County, California Financing Authority Revenue Bonds, Series 2016
5.000% due 04/01/2028	1,500	1,666

Gilroy Unified School District, California Certificates of Participation Notes, (BAM Insured), Series 2016
4.000% due 04/01/2026	330	354

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2013
5.000% due 06/01/2030	250	260

Hacienda, Louisiana Puente Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2015
5.000% due 06/01/2025	545	595

Hemet Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2019
4.000% due 10/01/2030	500	552

Irvine Unified School District, California Special Tax Notes, (BAM Insured), Series 2015
5.000% due 09/01/2023	580	605

Jefferson School District/San Joaquin County, California General Obligation Bonds, (BAM Insured), Series 2022
4.000% due 08/01/2034	350	391

Jurupa Community Services District Wastewater, California Revenue Notes, Series 2020
4.000% due 09/01/2023	570	588

Kern Community College District, California General Obligation Bonds, (AGM Insured), Series 2006
0.000% due 11/01/2028 (b)	500	418

Kern High School District, California General Obligation Notes, (AGM Insured), Series 2020
4.000% due 08/01/2027	600	659

32	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles Community College District, California General Obligation Bonds, Series 2015
4.000% due 08/01/2033	$1,150	$1,205

Los Angeles County, California Public Works Financing Authority Revenue Notes, Series 2019
5.000% due 12/01/2028	500	588

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2032	920	1,020

Los Angeles Department of Airports, California Revenue Bonds, Series 2018
5.000% due 05/15/2033	1,000	1,117

Lynwood Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2016
5.000% due 10/01/2028	375	414

Lynwood Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 10/01/2024	655	701
5.000% due 10/01/2025	695	762

Metropolitan Water District of Southern California Revenue Bonds, Series 2012
5.000% due 10/01/2035	550	552

Mount Diablo Unified School District, California General Obligation Bonds, (AGM Insured), Series 2010
0.000% due 08/01/2030 (c)	1,700	1,853

Municipal Improvement Corp. of Los Angeles, California Revenue Bonds, Series 2016
4.000% due 11/01/2033	345	370
5.000% due 11/01/2032	800	896

Municipal Improvement Corp. of Los Angeles, California Revenue Notes, Series 2018
5.000% due 11/01/2025	625	690

Municipal Improvement Corp. of Los Angeles, California Revenue Notes, Series 2019
5.000% due 11/01/2022	595	607

Municipal Improvement Corp. of Los Angeles, California Revenue Notes, Series 2020
5.000% due 11/01/2027	650	748

Nipomo Community Services District, California Certificates of Participation Bonds, Series 2022
4.000% due 06/01/2036	405	446

Oak Grove School District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2024 (b)	400	379

Palmdale Elementary School District, California General Obligation Notes, Series 2020
4.000% due 08/01/2027	500	549

Placentia-Yorba Linda Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2016
5.000% due 10/01/2027	445	487

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Placentia-Yorba Linda Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 10/01/2025	$200	$220

Poway Unified School District Public Financing Authority, California Special Tax Bonds, Series 2017
5.000% due 09/01/2029	1,720	1,928

Poway Unified School District Public Financing Authority, California Special Tax Notes, Series 2015
5.000% due 09/01/2024	250	265
5.000% due 09/01/2025	350	378

Poway Unified School District, California Special Tax Bonds, Series 2016
5.000% due 09/01/2027	1,100	1,238

Rio Bravo-Greeley Union School District, California General Obligation Bonds, (AGC Insured), Series 2008
0.000% due 09/01/2029 (b)	450	360

Rio Elementary School District Community Facilities District, California Special Tax Bonds, Series 2014
3.250% due 09/01/2026	325	327

Riverside County, California Asset Leasing Corp. Revenue Bonds, Series 2012
4.000% due 06/01/2028	250	251

Riverside County, California Redevelopment Successor Agency Tax Allocation Notes, (AGM Insured), Series 2015
5.000% due 10/01/2025	300	330

Sacramento County, California Airport System Revenue Notes, Series 2018
5.000% due 07/01/2028	750	846

Sacramento County, California Certificates of Participation Bonds, (AGM Insured), Series 2018
5.000% due 10/01/2032	550	637

Sacramento, California Special Tax Notes, Series 2015
5.000% due 09/01/2024	200	214

San Bernardino City Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2019
5.000% due 10/01/2033	1,365	1,564

San Bernardino Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2034	335	363

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2016
5.000% due 08/01/2035	400	446

San Francisco, California City & County General Obligation Notes, Series 2020
5.000% due 06/15/2026	770	864

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	33

Schedule of Investments PIMCO California Municipal Intermediate Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santa Cruz County, California Certificates of Participation Notes, Series 2014
5.000% due 08/01/2023	$295	$308

Simi Valley Unified School District, California General Obligation Bonds, (AGM Insured), Series 2007
0.000% due 08/01/2030 (b)	475	371

Solano County, California Community College District General Obligation Bonds, Series 2015
0.000% due 08/01/2029 (c)	1,525	1,611

South San Francisco Public Facilities Financing Authority, California Revenue Bonds, Series 2021
4.000% due 06/01/2034	750	830

Stockton Public Financing Authority, California Revenue Bonds, (BAM Insured), Series 2014
5.000% due 09/01/2025	1,250	1,337

Stockton Unified School District, California Certificates of Participation Bonds, Series 2018
5.000% due 02/01/2029	1,575	1,800

Stockton Unified School District, California General Obligation Bond, Series 2016
5.000% due 08/01/2026	1,835	2,035

Stockton Unified School District, California General Obligation Bonds, (AGM Insured), Series 2014
5.000% due 08/01/2028	510	545

Stockton Unified School District, California General Obligation Notes, (BAM Insured), Series 2015
5.000% due 08/01/2024	430	461

Travis Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
4.000% due 09/01/2022	375	379

Tulare, California Sewer Revenue Bonds, (AGM Insured), Series 2016
5.000% due 11/15/2028	720	790

Val Verde Unified School District, California Certificates of Participation Bonds, (BAM Insured), Series 2015
5.000% due 08/01/2026	215	234

Val Verde Unified School District, California General Obligation Notes, (AGM Insured), Series 2016
5.000% due 08/01/2026	1,000	1,121

West Basin Municipal Water District, California Revenue Bonds, Series 2016
5.000% due 08/01/2034	750	823

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

West Contra Costa Healthcare District, California Special Tax Bonds, Series 2021
4.000% due 07/01/2036	$640	$696

		58,815

ILLINOIS 6.8%

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2025	500	526

Chicago Park District, Illinois General Obligation Bonds, Series 2016
5.000% due 01/01/2030	1,000	1,088
5.000% due 01/01/2031	2,000	2,173

University of Illinois Revenue Notes, Series 2018
5.000% due 04/01/2028	625	721

		4,508

KENTUCKY 0.2%

Corbin Independent School District Finance Corp., Kentucky Revenue Notes, Series 2016
3.000% due 02/01/2026	125	129

Total Municipal Bonds & Notes (Cost $64,422)		63,452

	SHARES
SHORT-TERM INSTRUMENTS 5.1%

MUTUAL FUNDS 5.1%

Fidelity Investments Money Market Government Portfolio, Class I
0.320% (d)	3,390,823	3,391

Total Short-Term Instruments (Cost $3,391)		3,391

Total Investments in Securities (Cost $67,813)		66,843

Total Investments 101.1% (Cost $67,813)		$66,843

Other Assets and Liabilities, net (1.1)%		(728)

Net Assets 100.0%		$66,115

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)	Coupon represents a 7-Day Yield.

34	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$58,815	$0	$58,815
Illinois	0	4,508	0	4,508
Kentucky	0	129	0	129
Short-Term Instruments
Mutual Funds	3,391	0	0	3,391

Total Investments	$3,391	$63,452	$0	$66,843

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	35

Schedule of Investments PIMCO California Municipal Opportunistic Value Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.8%

MUNICIPAL BONDS & NOTES 97.8%

CALIFORNIA 91.5%

Alameda Public Financing Authority, California Revenue Bonds, Series 2010
5.250% due 07/01/2029	$1,160	$1,164

Anaheim Housing & Public Improvements Authority, California Revenue Bonds, Series 2022
5.000% due 10/01/2047 (a)	1,000	1,121

Arcadia Unified School District, California General Obligation Bonds, Series 2014
5.000% due 06/01/2044	1,290	1,307

Burbank Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2002
0.000% due 08/01/2023 (b)	4,375	4,255

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2008
5.000% due 08/15/2023	700	701

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
5.750% due 08/15/2029	500	501

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2013
5.000% due 01/01/2033	1,000	1,036

California State General Obligation Bonds, (AMBAC Insured), Series 1997
5.125% due 10/01/2027	135	135

California State General Obligation Bonds, (SGI Insured), Series 2002
5.000% due 10/01/2028	5	5

California State General Obligation Bonds, Series 2000
5.750% due 05/01/2030	85	85

California State Public Works Board Revenue Bonds, Series 2012
5.000% due 11/01/2037	4,275	4,367

California State Public Works Board Revenue Bonds, Series 2014
5.000% due 09/01/2039	2,575	2,724

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 08/15/2046	2,175	2,400

Centinela Valley Union High School District, California General Obligation Bonds, Series 2013
5.750% due 08/01/2030	1,000	1,052
5.750% due 08/01/2033	1,910	2,009

Central School District, California General Obligation Bonds, (BAM Insured), Series 2022
0.000% due 08/01/2044 (a)(b)	1,275	476

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cerritos Community College District, California General Obligation Bonds, Series 2014
4.000% due 08/01/2044	$5,850	$6,056

Desert Community College District, California General Obligation Bonds, Series 2018
5.000% due 08/01/2043	3,375	3,522

Elk Grove Finance Authority, California Special Tax Bonds, (BAM Insured), Series 2015
5.000% due 09/01/2038	1,500	1,639

Fairfield, California Certificates of Participation Bonds, (AGC Insured), Series 2007
0.000% due 04/01/2030 (b)	2,000	1,585

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (AGM/CR Insured), Series 2015
5.000% due 06/01/2040	4,340	4,741

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2015
5.000% due 06/01/2040	7,615	8,307
5.000% due 06/01/2045	4,550	4,971

Los Angeles Community Redevelopment Agency, California Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 09/01/2037	1,000	1,002

Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2012
5.000% due 08/01/2042	1,085	1,099

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	8,775	9,525

Los Angeles Department of Water & Power Power System, California Revenue Bonds, Series 2012
5.000% due 07/01/2027	1,300	1,311

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2012
5.000% due 07/01/2043	13,930	14,032

Los Angeles Department of Water & Power System, California Revenue Notes, Series 2018
5.000% due 01/01/2023	5,970	6,113

Madera Unified School District, California Certificates of Participation Bonds, (BAM Insured), Series 2018
5.000% due 09/01/2038	2,250	2,256
5.000% due 09/01/2043	4,165	4,175
5.000% due 09/01/2045	2,500	2,506

Modesto Irrigation District, California Revenue Bonds, (NPFGC Insured), Series 2007
0.930% (US0003M + 0.580%) due 09/01/2027 ~	3,185	3,174
0.980% (US0003M + 0.630%) due 09/01/2037 ~	1,600	1,582

Mount Diablo Unified School District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2030	5,510	5,579

36	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palo Alto, California General Obligation Bonds, Series 2010
5.000% due 08/01/2040	$4,195	$4,208

Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Bonds, (AMBAC Insured), Series 1999
0.000% due 08/01/2024 (b)	3,000	2,845

Port of Oakland, California Revenue Bonds, Series 2012
5.000% due 05/01/2033	2,500	2,508

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2043	2,090	2,161

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2016
5.000% due 05/15/2041	3,750	4,125

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2014
5.000% due 12/01/2044	1,000	1,058

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.900% (US0003M + 0.550%) due 06/01/2034 ~	3,555	3,390

San Bernardino City Unified School District, California General Obligation Bonds, (AGM Insured), Series 2015
5.000% due 08/01/2040	5,475	5,931

San Diego Community College District, California General Obligation Bonds, Series 2013
0.000% due 08/01/2041 (c)	2,650	1,484

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2017
5.000% due 07/01/2047	3,230	3,502

San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2016
5.000% due 04/01/2048	2,490	2,735

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2012
5.250% due 04/15/2029	1,000	1,001

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2013
5.000% due 05/01/2043	3,420	3,527
5.250% due 05/01/2033	1,520	1,566

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2014
5.000% due 05/01/2039	3,865	4,045
5.000% due 05/01/2044	4,640	4,861

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2016
5.000% due 05/01/2041	$4,450	$4,818

San Mateo Union High School District, California General Obligation Bonds, Series 2013
5.000% due 09/01/2041	1,000	1,046

Sanger Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2022
5.000% due 06/01/2049	3,250	3,519

Solano County, California Community College District General Obligation Bonds, Series 2013
5.000% due 08/01/2043	4,680	4,881

Southern California Public Power Authority Revenue Notes, Series 2020
5.000% due 07/01/2030	3,000	3,150

Stockton Public Financing Authority, California Revenue Bonds, Series 2010
6.250% due 10/01/2040	1,325	1,413

Stockton Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 07/01/2027	775	782

Tulare County, California Board of Education Certificates of Participation Bonds, (BAM Insured), Series 2013
5.375% due 05/01/2033	1,600	1,663

University of California Revenue Bonds, Series 2014
4.250% due 05/15/2039	4,000	4,183

University of California Revenue Bonds, Series 2015
4.000% due 05/15/2033	2,700	2,843

Wasco Union School District, California General Obligation Bonds, (AGM Insured), Series 2018
5.000% due 08/01/2043	3,740	3,901

		187,659

ILLINOIS 5.2%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2015
5.000% due 01/01/2046	1,000	1,056

Chicago Park District, Illinois General Obligation Bonds, Series 2013
5.750% due 01/01/2038	2,050	2,187

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2026	1,000	1,048

Chicago Park District, Illinois General Obligation Bonds, Series 2015
5.000% due 01/01/2030	1,000	1,050
5.000% due 01/01/2035	2,325	2,439
5.000% due 01/01/2040	1,000	1,050

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	37

Schedule of Investments PIMCO California Municipal Opportunistic Value Fund (Cont.)

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago Park District, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	$1,755	$1,845

		10,675

PENNSYLVANIA 1.1%

Pennsylvania Turnpike Commission Revenue Bonds, Series 2014
5.000% due 12/01/2044	2,100	2,239

Total Municipal Bonds & Notes (Cost $197,528)		200,573

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.0%

MUTUAL FUNDS 2.0%

Fidelity Investments Money Market Government Portfolio, Class I
0.320% (d)	4,102,636	$4,102

Total Short-Term Instruments (Cost $4,102)		4,102

Total Investments in Securities (Cost $201,630)		204,675

Total Investments 99.8% (Cost $201,630)		$204,675

Other Assets and Liabilities, net 0.2%		315

Net Assets 100.0%		$204,990

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$187,659	$0	$187,659
Illinois	0	10,675	0	10,675
Pennsylvania	0	2,239	0	2,239
Short-Term Instruments
Mutual Funds	4,102	0	0	4,102

Total Investments	$4,102	$200,573	$0	$204,675

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

38	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Schedule of Investments PIMCO National Municipal Intermediate Value Fund

March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.3%

MUNICIPAL BONDS & NOTES 91.8%

ALABAMA 2.9%

Trussville, Alabama General Obligation Bonds, Series 2014
5.000% due 10/01/2034	$1,500	$1,591

University of South Alabama Revenue Bonds, (BAM Insured), Series 2019
5.000% due 04/01/2035	1,115	1,288

Water Works Board of the City of Birmingham, Alabama Revenue Bonds, Series 2018
5.000% due 01/01/2035	2,800	3,219

		6,098

ALASKA 0.6%

Alaska Housing Finance Corp. Revenue Bonds, Series 2022
5.000% due 12/01/2034	1,015	1,190

ARIZONA 1.8%

Arizona State University Revenue Bonds, Series 2015
5.000% due 07/01/2028	3,415	3,732

ARKANSAS 0.7%

University of Arkansas Revenue Notes, Series 2020
5.000% due 12/01/2028	1,210	1,410

CALIFORNIA 10.3%

California State General Obligation Bonds, Series 2019
5.000% due 04/01/2035	1,900	2,010

California State General Obligation Notes, Series 2022
5.000% due 04/01/2030	7,850	9,432

California State Public Works Board Revenue Bonds, Series 2014
5.000% due 10/01/2032	1,230	1,311

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2031	1,605	1,857

Los Angeles Unified School District, California Certificates of Participation Notes, (BAM Insured), Series 2020
5.000% due 10/01/2028	2,050	2,386

San Diego Convention Center Expansion Financing Authority, California Revenue Notes, Series 2020
1.267% due 04/15/2023	2,500	2,474

San Jose Financing Authority, California Revenue Bonds, Series 2013
5.000% due 06/01/2030	1,250	1,298

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Solano County, California Community College District General Obligation Bonds, Series 2015
0.000% due 08/01/2029 (c)	$1,070	$1,130

		21,898

CONNECTICUT 6.1%

Connecticut Special Tax State Revenue Bonds, Series 2015
5.000% due 08/01/2027	2,325	2,532

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 01/01/2026	3,075	3,390
5.000% due 01/01/2028	1,475	1,692

Connecticut State General Obligation Bonds, Series 2015
5.000% due 03/15/2028	950	1,024
5.000% due 11/15/2028	195	213

Connecticut State General Obligation Bonds, Series 2016
5.000% due 08/15/2028	1,625	1,805

University of Connecticut Revenue Bonds, Series 2016
5.000% due 03/15/2030	2,200	2,422

		13,078

FLORIDA 2.5%

Central Florida Expressway Authority Revenue Bonds, Series 2019
5.000% due 07/01/2035	1,945	2,247

Orange County, Florida School Board Certificates of Participation Bonds, Series 2017
5.000% due 08/01/2028	1,600	1,841

St Johns County, Florida School Board Certificates of Participation Bonds, Series 2019
5.000% due 07/01/2034	1,130	1,317

		5,405

ILLINOIS 14.3%

Chicago Park District, Illinois General Obligation Bonds, Series 2013
5.000% due 01/01/2028	540	569
5.500% due 01/01/2033	2,325	2,470

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2026	1,865	1,954
5.000% due 01/01/2028	2,735	2,858

Chicago Park District, Illinois General Obligation Bonds, Series 2016
5.000% due 01/01/2031	1,000	1,087

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	39

Schedule of Investments PIMCO National Municipal Intermediate Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cook County, Illinois Community Consolidated School District No 15 Palatine General Obligation Notes, Series 2016
5.000% due 12/01/2023	$235	$246

Cook County, Illinois Community Consolidated School District No 65 Evanston General Obligation Bonds, Series 2014
0.000% due 12/01/2032 (b)	1,000	634

Cook County, Illinois Community High School District No 218 Oak Lawn General Obligation Bonds, Series 2013
4.250% due 12/01/2024	635	658

Cook County, Illinois High School District No 209 Proviso Township General Obligation Notes, (BAM Insured), Series 2017
5.000% due 12/01/2027	1,125	1,258

Cook County, Illinois School District No 111 Burbank General Obligation Bonds, (AGM Insured), Series 2016
4.000% due 12/01/2029	725	783
4.000% due 12/01/2030	1,020	1,099

Cook County, Illinois School District No 111 Burbank General Obligation Notes, (AGM Insured), Series 2016
4.000% due 12/01/2023	535	551
4.000% due 12/01/2025	1,000	1,060

Du Page County, Illinois School District No 33 West Chicago General Obligation Bonds, Series 2015
4.000% due 12/01/2026	825	855

Illinois Finance Authority Revenue Bonds, Series 2013
5.000% due 11/15/2025	500	511

Illinois State Toll Highway Authority Revenue Bonds, Series 2014
5.000% due 01/01/2036	3,625	3,797

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2021
5.000% due 01/01/2030	3,300	3,837

University of Illinois Revenue Bonds, Series 2015
5.000% due 04/01/2030	700	752

Village of Bolingbrook, Illinois General Obligation Bonds, Series 2019
4.000% due 01/01/2033	1,445	1,524

Village of Streamwood, Illinois General Obligation Bonds, Series 2019
5.000% due 12/01/2032	1,005	1,200

Will County, Illinois School District No 122 General Obligation Bonds, Series 2022
4.000% due 10/01/2033 (a)	1,430	1,564

Will County, Illinois School District No 86 Joliet General Obligation Notes, (BAM Insured), Series 2022
4.000% due 03/01/2029	1,135	1,232

		30,499

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 1.2%

Waukee Community School District, Iowa Revenue Notes, Series 2017
4.000% due 06/01/2024	$1,220	$1,263
4.000% due 06/01/2025	1,270	1,331

		2,594

KENTUCKY 4.8%

Boone County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
3.000% due 04/01/2025	300	307

Corbin Independent School District Finance Corp., Kentucky Revenue Notes, Series 2015
3.000% due 02/01/2025	425	435
3.000% due 02/01/2026	630	649

Jefferson County, Kentucky School District Finance Corp. Revenue Bonds, Series 2017
5.000% due 08/01/2028	1,000	1,133

Jefferson County, Kentucky School District Finance Corp. Revenue Notes, Series 2017
5.000% due 08/01/2027	1,945	2,195

Kenton County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
3.000% due 02/01/2026	280	288

Madison County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
5.000% due 05/01/2022	775	777
5.000% due 05/01/2023	630	652

Oldham County, Kentucky School District Finance Corp. Revenue Bonds, Series 2016
4.000% due 09/01/2027	1,000	1,087

Owen County, Kentucky School District Finance Corp. Revenue Notes, Series 2017
4.000% due 04/01/2026	1,270	1,357

Scott County, Kentucky School District Finance Corp. Revenue Bonds, (BAM Insured), Series 2016
4.000% due 05/01/2027	1,320	1,429

		10,309

LOUISIANA 6.8%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Notes, (BAM Insured), Series 2017
5.000% due 10/01/2024	2,075	2,223
5.000% due 10/01/2027	4,800	5,473

Louisiana Public Facilities Authority Revenue Notes, Series 2014
5.000% due 06/01/2022	1,265	1,273

Louisiana State General Obligation Bonds, Series 2016
5.000% due 08/01/2029	3,920	4,379

40	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

St Martin Parish School Board, Louisiana General Obligation Notes, (BAM Insured), Series 2017
5.000% due 03/01/2028	$1,080	$1,227

		14,575

MARYLAND 0.7%

Baltimore County, Maryland General Obligation Bonds, Series 2014
4.000% due 02/01/2033	1,425	1,473

MASSACHUSETTS 1.3%

Commonwealth of Massachusetts General Obligation Bonds, Series 2019
5.000% due 09/01/2031	2,625	2,811

MICHIGAN 5.6%

Battle Creek School District, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2016
5.000% due 05/01/2028	175	195

Bellevue Community Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2016
5.000% due 05/01/2031	1,065	1,183

Central Michigan University Revenue Notes, Series 2016
5.000% due 10/01/2024	350	376

Charles Stewart Mott Community College, Michigan General Obligation Notes, (BAM Insured), Series 2016
3.000% due 05/01/2024	225	229

Durand Area Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2028	1,215	1,324
5.000% due 05/01/2029	1,225	1,332

Fremont Public Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2019
5.000% due 05/01/2034	1,000	1,145

L’Anse Creuse Public Schools, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2025	695	758

Michigan Finance Authority Revenue Bonds, Series 2014
5.000% due 07/01/2033	1,975	2,090

Oakland University, Michigan Revenue Bonds, Series 2016
5.000% due 03/01/2029	785	865

Rochester Community School District, Michigan General Obligation Bonds, Series 2016
5.000% due 05/01/2032	2,075	2,303

Rockford Public Schools, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2022	200	201

		12,001

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MINNESOTA 1.3%

Annandale Independent School District No 876, Minnesota General Obligation Notes, Series 2020
4.000% due 02/01/2023	$1,085	$1,106

Cass Lake-Bena Independent School District No 115, Minnesota General Obligation Notes, Series 2019
5.000% due 02/01/2027	1,440	1,628

		2,734

MISSOURI 1.4%

Greene County, Missouri Certificates of Participation Bonds, Series 2018
5.000% due 09/01/2034	1,185	1,367

Missouri Joint Municipal Electric Utility Commission Revenue Notes, Series 2014
5.000% due 01/01/2024	300	316

Springfield, Missouri Revenue Notes, Series 2016
3.000% due 05/01/2023	1,250	1,267

		2,950

NEVADA 1.2%

Clark County, Nevada General Obligation Bonds, Series 2018
5.000% due 06/01/2034	2,225	2,559

NEW YORK 2.9%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2030	215	220

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
5.000% due 07/15/2033	1,000	1,153

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
5.000% due 06/15/2035	1,600	1,701

New York State Dormitory Authority Revenue Notes, Series 2021
5.000% due 03/15/2029	1,450	1,699

Trust for Cultural Resources of The City of New York Revenue Bonds, Series 2014
5.000% due 07/01/2034	1,300	1,384

		6,157

OHIO 2.2%

American Municipal Power, Inc., Ohio Revenue Notes, Series 2016
5.000% due 02/15/2023	1,500	1,545

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	41

Schedule of Investments PIMCO National Municipal Intermediate Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Piqua City School District, Ohio Certificates of Participation Bonds, (BAM insured), Series 2019
4.000% due 03/01/2035	$1,225	$1,306

Trotwood-Madison City School District, Ohio Certificates of Participation Notes, (BAM Insured), Series 2015
4.000% due 12/01/2023	200	207
4.000% due 12/01/2024	200	210

Trotwood-Madison City School District, Ohio Certificates of Participation Notes, (BAM Insured),Series 2015
4.000% due 12/01/2025	215	229

Warren City School District, Ohio General Obligation Bonds, Series 2020
4.000% due 12/01/2030	1,000	1,075

		4,572

OREGON 0.7%

Crook County, Oregon General Obligation Bonds, Series 2022
0.000% due 06/01/2036 (c)	1,685	1,565

PENNSYLVANIA 9.0%

Avon Grove School District Chester County, Pennsylvania General Obligation Bonds, Series 2022
4.000% due 11/15/2036 (a)	1,000	1,071

Cameron County, Pennsylvania School District General Obligation Notes, (BAM Insured), Series 2016
2.000% due 09/01/2022	1,025	1,026

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2020
5.000% due 06/01/2031	2,500	2,968

Commonwealth Financing Authority, Pennsylvania Revenue Notes, (AGM Insured), Series 2015
5.000% due 06/01/2025	1,500	1,637

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2028	1,095	1,243

Commonwealth of Pennsylvania General Obligation Bonds, Series 2015
5.000% due 03/15/2027	1,825	1,982
5.000% due 08/15/2031	2,000	2,176

Commonwealth of Pennsylvania General Obligation Bonds, Series 2017
4.000% due 01/01/2029	1,220	1,311

Mid Valley School District, Pennsylvania General Obligation Notes, (BAM Insured), Series 2020
4.000% due 03/15/2025	1,315	1,385

Northern York County, Pennsylvania School District General Obligation Bonds, Series 2017
5.000% due 11/15/2029	1,320	1,326

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania Turnpike Commission Revenue Bonds, Series 2016
5.000% due 12/01/2032	$2,585	$2,863

Pennsylvania Turnpike Commission Revenue Notes, Series 2015
5.000% due 12/01/2025	200	221

		19,209

RHODE ISLAND 0.5%

Rhode Island Health & Educational Building Corp. Revenue Bonds, Series 2016
5.000% due 09/15/2030	900	1,002

SOUTH CAROLINA 0.5%

South Carolina Ports Authority Revenue Bonds, Series 2018
5.000% due 07/01/2034	1,025	1,138

SOUTH DAKOTA 0.5%

South Dakota Board of Regents Revenue Bonds, Series 2017
5.000% due 04/01/2032	1,010	1,152

TEXAS 9.0%

Brazoria-Fort Bend County, Texas Municipal Utility District No 1 General Obligation Notes, (BAM Insured), Series 2016
3.000% due 09/01/2023	845	854

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2014
5.250% due 11/01/2027	500	523

Dallas, Texas Hotel Occupancy Tax Revenue Bonds, Series 2021
4.000% due 08/15/2036	2,850	3,015

Denton County, Texas Fresh Water Supply District No 10 General Obligation Notes, (BAM Insured), Series 2017
3.000% due 09/01/2024	1,245	1,271

Harris County, Texas Municipal Utility District No 383 General Obligation Notes, (BAM Insured), Series 2015
3.000% due 09/01/2024	235	238
3.000% due 09/01/2025	235	238

Harris Montgomery Counties Municipal Utility District No 386, Texas General Obligation Notes, (BAM Insured), Series 2017
3.000% due 09/01/2026	870	892
3.000% due 09/01/2027	860	879

Houston, Texas General Obligation Bonds, Series 2019
5.000% due 03/01/2033	2,715	3,147

42	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jacksonville Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
5.000% due 02/15/2023	$1,025	$1,056

Lower Colorado River Authority, Texas Revenue Bonds, Series 2012
5.000% due 05/15/2027	900	904

Reagan County, Texas Independent School District General Obligation Bonds, (PSF Insured), Series 2012
3.000% due 02/15/2023	330	330

Schertz-Cibolo-Universal City Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
5.000% due 02/01/2033	2,370	2,439

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2013
5.000% due 08/15/2033	2,750	2,871

Travis County Water Control & Improvement District No 17, Texas General Obligation Notes, (BAM Insured), Series 2016
3.000% due 11/01/2025	590	598

		19,255

UTAH 0.5%

University of Utah Revenue Bonds, Series 2022
4.000% due 08/01/2036	1,000	1,103

VERMONT 0.1%

Vermont Housing Finance Agency Revenue Notes, Series 2016
1.950% due 05/01/2023	130	130

WASHINGTON 0.7%

Grant County, Washington Public Utility District No 2 Revenue Notes, Series 2015
5.000% due 01/01/2026	395	435

Washington State General Obligation Bonds, Series 2015
5.000% due 02/01/2031	1,000	1,078

		1,513

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.3%

West Virginia Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/01/2026	$560	$563

WISCONSIN 1.4%

Clinton Community School District, Wisconsin General Obligation Notes, Series 2021
4.000% due 03/01/2029	1,210	1,333

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2017
5.000% due 04/01/2027	1,500	1,699

		3,032

Total Municipal Bonds & Notes (Cost $198,772)		195,707

	SHARES
SHORT-TERM INSTRUMENTS 8.5%

MUTUAL FUNDS 8.5%

Fidelity Investments Money Market Government Portfolio, Class I
0.320% (d)	18,016,044	18,016

Total Short-Term Instruments (Cost $18,016)		18,016

Total Investments in Securities (Cost $216,788)		213,723

Total Investments 100.3% (Cost $216,788)		$213,723

Other Assets and Liabilities, net (0.3)%		(646)

Net Assets 100.0%		$213,077

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)	Coupon represents a 7-Day Yield.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	43

Schedule of Investments PIMCO National Municipal Intermediate Value Fund (Cont.)

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$6,098	$0	$6,098
Alaska	0	1,190	0	1,190
Arizona	0	3,732	0	3,732
Arkansas	0	1,410	0	1,410
California	0	21,898	0	21,898
Connecticut	0	13,078	0	13,078
Florida	0	5,405	0	5,405
Illinois	0	30,499	0	30,499
Iowa	0	2,594	0	2,594
Kentucky	0	10,309	0	10,309
Louisiana	0	14,575	0	14,575
Maryland	0	1,473	0	1,473
Massachusetts	0	2,811	0	2,811
Michigan	0	12,001	0	12,001
Minnesota	0	2,734	0	2,734
Missouri	0	2,950	0	2,950
Nevada	0	2,559	0	2,559
New York	0	6,157	0	6,157
Ohio	0	4,572	0	4,572
Oregon	0	1,565	0	1,565
Pennsylvania	0	19,209	0	19,209
Rhode Island	0	1,002	0	1,002
South Carolina	0	1,138	0	1,138
South Dakota	0	1,152	0	1,152
Texas	0	19,255	0	19,255
Utah	0	1,103	0	1,103
Vermont	0	130	0	130
Washington	0	1,513	0	1,513
West Virginia	0	563	0	563
Wisconsin	0	3,032	0	3,032
Short-Term Instruments
Mutual Funds	18,016	0	0	18,016

Total Investments	$18,016	$195,707	$0	$213,723

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

44	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Schedule of Investments PIMCO National Municipal Opportunistic Value Fund

March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.3%

MUNICIPAL BONDS & NOTES 96.2%

ALABAMA 0.5%

Water Works Board of the City of Birmingham, Alabama Revenue Bonds, Series 2013
5.000% due 01/01/2043	$1,000	$1,027

CALIFORNIA 4.8%

California Health Facilities Financing Authority Revenue Bonds, (NPFGC/CM Insured), Series 2005
5.000% due 04/01/2025	30	30

California State General Obligation Bonds, (AMBAC Insured), Series 1997
5.125% due 10/01/2027	130	130

California State General Obligation Bonds, Series 2022
5.000% due 04/01/2042	1,000	1,125

California State Public Works Board Revenue Bonds, Series 2012
5.000% due 11/01/2037	2,875	2,937

California State Public Works Board Revenue Bonds, Series 2014
5.000% due 09/01/2039	2,185	2,312

Fairfield, California Certificates of Participation Bonds, (AGC Insured), Series 2007
0.000% due 04/01/2030 (b)	1,000	792

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2013
5.000% due 06/01/2029	1,450	1,506

Modesto Irrigation District, California Revenue Bonds, (NPFGC Insured), Series 2007
0.930% (US0003M + 0.580%) due 09/01/2027 ~	1,000	997

		9,829

COLORADO 2.9%

University of Colorado Hospital Authority Revenue Bonds, Series 2012
5.000% due 11/15/2042	5,850	5,970

CONNECTICUT 11.7%

Connecticut Special Tax State Revenue Bonds, Series 2014
5.000% due 09/01/2032	4,700	4,997
5.000% due 09/01/2034	2,425	2,576

Connecticut Special Tax State Revenue Bonds, Series 2015
5.000% due 08/01/2032	1,000	1,080

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2036	$1,000	$1,125
5.000% due 10/01/2037	5,710	6,505
5.000% due 01/01/2038	2,340	2,628
5.000% due 10/01/2038	4,370	4,972

		23,883

DISTRICT OF COLUMBIA 1.9%

Metropolitan Washington Airports Authority, District of Columbia Revenue Bonds, Series 2017
5.000% due 10/01/2042	3,475	3,878

FLORIDA 3.8%

Miami-Dade County, Florida Aviation Revenue Bonds, Series 2015
5.000% due 10/01/2038	5,525	5,914

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2012
5.000% due 07/01/2042	1,875	1,893

		7,807

HAWAII 2.2%

Hawaii Housing Finance & Development Corp. Revenue Bonds, Series 2011
4.950% due 04/01/2029	4,425	4,516

ILLINOIS 22.8%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2015
5.000% due 01/01/2032	2,465	2,628
5.000% due 01/01/2046	1,340	1,415

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2016
5.000% due 01/01/2033	1,000	1,090
5.000% due 01/01/2036	2,925	3,178
5.000% due 01/01/2041	5,665	6,133

Chicago Park District, Illinois General Obligation Bonds, Series 2013
5.500% due 01/01/2033	525	558
5.750% due 01/01/2038	3,000	3,200

Chicago Park District, Illinois General Obligation Bonds, Series 2015
5.000% due 01/01/2035	1,975	2,073

Illinois Development Finance Authority Revenue Bonds, Series 1991
0.000% due 07/15/2025 (b)	6,595	6,135

Illinois Finance Authority Revenue Bonds, Series 2016
5.000% due 02/15/2045	3,500	3,807

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	45

Schedule of Investments PIMCO National Municipal Opportunistic Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State Toll Highway Authority Revenue Bonds, Series 2015
5.000% due 01/01/2040	$3,230	$3,500

Illinois State Toll Highway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2041	2,200	2,406

University of Illinois Revenue Bonds, Series 2013
5.000% due 04/01/2026	3,310	3,414

University of Illinois Revenue Bonds, Series 2014
5.000% due 04/01/2039	900	944
5.000% due 04/01/2044	3,900	4,093

Will County, Illinois General Obligation Bonds, Series 2016
5.000% due 11/15/2033	1,000	1,102

Will Grundy Etc Counties Community College District No 525, Illinois General Obligation Bonds, Series 2013
5.250% due 06/01/2036	825	872

		46,548

LOUISIANA 2.9%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2013
5.000% due 05/01/2043	3,700	3,834

New Orleans Aviation Board, Louisiana Revenue Bonds, (AGM Insured), Series 2015
5.000% due 01/01/2032	1,000	1,060

New Orleans Aviation Board, Louisiana Revenue Bonds, Series 2015
5.000% due 01/01/2040	1,000	1,056

		5,950

MARYLAND 0.3%

Montgomery County, Maryland Housing Opportunities Commission Revenue Bonds, Series 2005
5.000% due 07/01/2031	625	655

MASSACHUSETTS 1.5%

Commonwealth of Massachusetts General Obligation Bonds, Series 2015
5.000% due 07/01/2045	2,825	3,058

NEW YORK 11.0%

Long Island Power Authority, New York Revenue Bonds, Series 2012
5.000% due 09/01/2026	1,000	1,014

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2012
5.000% due 07/15/2026	2,250	2,274

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2012
5.000% due 02/01/2042	$1,190	$1,193

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 05/01/2034	5,035	5,202

New York City, General Obligation Bonds, Series 2016
5.000% due 08/01/2038	2,800	3,085

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2013
5.000% due 05/01/2042	1,000	1,031

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2022
5.000% due 02/01/2047 (a)	2,535	2,910

Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.000% due 10/15/2044	4,250	4,472

Utility Debt Securitization Authority, New York Revenue Bonds, Series 2013
5.000% due 12/15/2041	1,170	1,228

		22,409

NORTH CAROLINA 2.2%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2013
5.000% due 01/15/2039	4,450	4,564

OHIO 6.8%

Brecksville-Broadview Heights City School District, Ohio General Obligation Bonds, Series 2018
5.000% due 12/01/2045	1,000	1,053

Brunswick City School District, Ohio General Obligation Bonds, Series 2018
5.250% due 12/01/2048	3,000	3,124

Franklin County, Ohio Revenue Bonds, Series 2012
5.000% due 11/01/2042	1,000	1,003

Kent State University, Ohio Revenue Bonds, Series 2012
5.000% due 05/01/2042	3,725	3,737

Lake Local School District/Wood County, Ohio General Obligation Bonds, Series 2022
4.000% due 12/01/2051	1,500	1,572

Ohio University Revenue Bonds, Series 2013
5.000% due 12/01/2043	3,290	3,370

		13,859

46	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OREGON 1.7%

Crook County, Oregon General Obligation Bonds, Series 2022
0.000% due 06/01/2042 (c)	$3,775	$3,433

PENNSYLVANIA 12.3%

Altoona Area School District, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2018
5.000% due 12/01/2039	2,375	2,593

Commonwealth of Pennsylvania Certificates of Participation Bonds, Series 2018
5.000% due 07/01/2043	3,200	3,586

Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2043	645	676

Pennsylvania Turnpike Commission Revenue Bonds, Series 2014
5.000% due 12/01/2039	1,000	1,071
5.000% due 12/01/2044	6,465	6,894

Pennsylvania Turnpike Commission Revenue Bonds, Series 2015
5.000% due 12/01/2040	1,000	1,090
5.000% due 12/01/2045	3,750	4,081

Pennsylvania Turnpike Commission Revenue Bonds, Series 2016
5.000% due 12/01/2041	2,600	2,875

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2042	2,050	2,310

		25,176

TEXAS 2.6%

Brownsville, Texas General Obligation Bonds, Series 2018
5.000% due 02/15/2043	1,000	1,081

Lower Colorado River Authority, Texas Revenue Bonds, Series 2012
5.000% due 05/15/2037	1,400	1,407

Lower Colorado River Authority, Texas Revenue Bonds, Series 2013
5.000% due 05/15/2027	1,195	1,238

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palacios Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2022
4.000% due 02/15/2051	$1,500	$1,557

		5,283

VIRGINIA 1.4%

Fairfax County, Virginia Redevelopment & Housing Authority Revenue Bonds, (FHA Insured), Series 2007
4.750% due 04/01/2038	2,775	2,786

WASHINGTON 2.9%

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, (NPFGC Insured), Series 1998
4.750% due 02/01/2028	1,500	1,595

Port of Seattle, Washington Revenue Bonds, Series 2017
5.000% due 05/01/2042	4,000	4,378

		5,973

Total Municipal Bonds & Notes (Cost $192,022)		196,604

	SHARES
SHORT-TERM INSTRUMENTS 4.1%

MUTUAL FUNDS 4.1%

Fidelity Investments Money Market Government Portfolio, Class I
0.320% (d)	8,420,987	8,421

Total Short-Term Instruments (Cost $8,421)		8,421

Total Investments in Securities (Cost $200,443)		205,025

Total Investments 100.3% (Cost $200,443)		$205,025

Other Assets and Liabilities, net (0.3)%		(566)

Net Assets 100.0%		$204,459

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	47

Schedule of Investments PIMCO National Municipal Opportunistic Value Fund (Cont.)

March 31, 2022

(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,027	$0	$1,027
California	0	9,829	0	9,829
Colorado	0	5,970	0	5,970
Connecticut	0	23,883	0	23,883
District of Columbia	0	3,878	0	3,878
Florida	0	7,807	0	7,807
Hawaii	0	4,516	0	4,516
Illinois	0	46,548	0	46,548
Louisiana	0	5,950	0	5,950
Maryland	0	655	0	655
Massachusetts	0	3,058	0	3,058
New York	0	22,409	0	22,409
North Carolina	0	4,564	0	4,564
Ohio	0	13,859	0	13,859
Oregon	0	3,433	0	3,433
Pennsylvania	0	25,176	0	25,176
Texas	0	5,283	0	5,283
Virginia	0	2,786	0	2,786
Washington	0	5,973	0	5,973
Short-Term Instruments
Mutual Funds	8,421	0	0	8,421

Total Investments	$8,421	$196,604	$0	$205,025

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

48	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2022

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Prior to April 29, 2022, Gurtin Fixed Income Management, LLC doing business as Gurtin Municipal Bond Management (“Gurtin”) served as the sub-adviser for the Funds.

As disclosed in each fund’s prospectus, effective March 3, 2021 (the “Effective Date”), the PIMCO California Municipal Opportunistic Value Fund and the PIMCO National Municipal Opportunistic Value Fund were closed to initial purchases by new investors and subsequent purchases by existing shareholders. Effective April 18, 2022, the Funds reopened for initial purchases by new investors and subsequent purchases by existing shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

ANNUAL REPORT	MARCH 31, 2022	49

Notes to Financial Statements (Cont.)

(b) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO California Municipal Intermediate Value Fund	Daily	Monthly

PIMCO California Municipal Opportunistic Value Fund	Daily	Monthly

PIMCO National Municipal Intermediate Value Fund	Daily	Monthly

PIMCO National Municipal Opportunistic Value Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between

50	MUNICIPAL VALUE FUNDS

March 31, 2022

distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(c) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s net asset value (“NAV”). The NAV of a Fund, or each of its share classes, as applicable, is determined by

ANNUAL REPORT	MARCH 31, 2022	51

Notes to Financial Statements (Cont.)

dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also

52	MUNICIPAL VALUE FUNDS

March 31, 2022

valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to

ANNUAL REPORT	MARCH 31, 2022	53

Notes to Financial Statements (Cont.)

extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period

54	MUNICIPAL VALUE FUNDS

March 31, 2022

value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

ANNUAL REPORT	MARCH 31, 2022	55

Notes to Financial Statements (Cont.)

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program.

56	MUNICIPAL VALUE FUNDS

March 31, 2022

A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2022, the Funds did not participate in the Interfund Lending Program.

6. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO California Municipal Intermediate Value Fund	PIMCO California Municipal Opportunistic Value Fund	PIMCO National Municipal Intermediate Value Fund	PIMCO National Municipal Opportunistic Value Fund

Small Fund	X	—	—	—

Interest Rate	X	X	X	X

Call	X	X	X	X

Credit	X	X	X	X

Market	X	X	X	X

Issuer	X	X	X	X

Liquidity	X	X	X	X

Income	X	X	X	X

Extension	X	X	X	X

Prepayment	X	X	X	X

When-issued Securities	X	X	X	X

Issuer Non-Diversification	X	X	X	X

Management	X	X	X	X

Municipal Instruments	X	X	X	X

California and Single State Municipal Securities	X	X	—	—

ANNUAL REPORT	MARCH 31, 2022	57

Notes to Financial Statements (Cont.)

Risks	PIMCO California Municipal Intermediate Value Fund	PIMCO California Municipal Opportunistic Value Fund	PIMCO National Municipal Intermediate Value Fund	PIMCO National Municipal Opportunistic Value Fund

Single State Municipal Securities	—	—	X	X

Municipal Project-Specific	X	X	X	X

Floating Rate Securities	X	X	X	X

Tax-Exempt Status	X	X	X	X

Taxation	X	X	X	X

U.S. Treasury and Agency Securities	X	X	X	X

General Obligation Bond	X	X	X	X

Lease Revenue Bond	X	X	X	X

Revenue Bond	X	X	X	X

Zero Coupon Bond	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active

58	MUNICIPAL VALUE FUNDS

March 31, 2022

market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Income Risk  is the risk that when interest rates fall, a Fund’s income may decline. This decline can occur because a Fund may invest in lower-yielding bonds as bonds in its portfolio mature.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in the Fund being forced to reinvest investment proceeds at lower interest rates.

When-Issued Securities Risk  is the risks related to municipal securities issued on a when-issued basis, where payment and delivery take place at a future date beyond the normal settlement date. Because the market price of the security may fluctuate during the time before payment and delivery, a Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price. In addition, interest is not generally paid on when-issued securities until settlement.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Municipal Instruments Risk  is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of municipal instruments to pay interest or repay principal.

California and Single State Municipal Securities Risk  is the risk that because a Fund invests primarily in California Municipal Bonds but may invest more than 25% of its net assets in municipal instruments the principal and interest payments of which are paid by obligors located in a single state, other than California, it is more exposed to the impact of legislative, tax, and political changes within those states than a fund that invests more widely.

ANNUAL REPORT	MARCH 31, 2022	59

Notes to Financial Statements (Cont.)

Single State Municipal Securities Risk  is the risk that because a Fund may invest a significant portion of its assets in municipal securities of a particular state, it may be more exposed to the impact of legislative, tax, and political changes within that state than a fund that invests more widely.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Floating Rate Securities Risk  is the risk of investing in floating rate notes, which generally carry lower yields than fixed notes of the same maturity. Securities with variable or floating interest rates may be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or at the same pace, as interest rates in general. The interest rate for a floating rate note occasionally adjusts or resets by reference to a benchmark interest rate. Benchmark interest rates, such as London Interbank Offered Rate (“LIBOR”), may not precisely track market interest rates. In general, securities with longer durations tend to be more sensitive to interest rate changes, which may make them more volatile than securities with shorter durations.

Tax-Exempt Status Risk  is the risk that reclassifications or legislative or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively, subjecting you to increased tax liability.

Taxation Risk  is the risk that to the extent that a Fund invests in securities the income from which is not tax-exempt, your share of income from such investments will be taxable for state and/or federal income tax purposes. Although a Fund seeks to invest primarily in securities that are not subject to regular federal income tax and California state income tax, a Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax.

U.S. Treasury and Agency Securities Risk  is the risk of investing in securities issued or guaranteed by the U.S. Treasury or its agencies and instrumentalities, which may be backed only by the credit of the agency or instrumentality and not by the full faith and credit of the United States. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities.

General Obligation Bond Risk  is the risk of investing in general obligation bonds, which are generally secured by the obligor’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors.

Lease Revenue Bond Risk  is the risk of investing in lease revenue bonds and other municipal lease obligations, which may be considered less secure than a general obligation or revenue bond and may or may not include a debt service reserve fund. There have also been certain legal challenges to the use of lease revenue bonds in various states.

60	MUNICIPAL VALUE FUNDS

March 31, 2022

Revenue Bond Risk  is the risk of investing in revenue bonds, which are generally backed by and payable from the revenues derived from a specific facility or specific revenue source or sources. As a result, the revenue bonds in which a Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds.

Zero Coupon Bond Risk  is the risk of investing in zero coupon bonds, in which the market prices are more volatile than the market prices of securities that pay interest on a regular basis. Since a Fund will not receive cash payments earned on these securities on a current basis, the Fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

ANNUAL REPORT	MARCH 31, 2022	61

Notes to Financial Statements (Cont.)

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

62	MUNICIPAL VALUE FUNDS

March 31, 2022

The Investment Advisory Fees and Supervisory and Administrative Fees for the Institutional Class, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to the Institutional Class):

Fund Name	Investment Advisory Fee		Supervisory and Administrative Fee
PIMCO California Municipal Intermediate Value Fund	0.30%	(1)	0.20%
PIMCO California Municipal Opportunistic Value Fund	0.40%	(2)	0.23%
PIMCO National Municipal Intermediate Value Fund	0.30%	(1)	0.20%
PIMCO National Municipal Opportunistic Value Fund	0.40%	(2)	0.23%

(1)	PIMCO has contractually agreed through July 31, 2022 to reduce its advisory fee by 0.11% of the average daily net assets of the Fund.
(2)	PIMCO has contractually agreed through July 31, 2022 to reduce its advisory fee by 0.03% of the average daily net assets of the Fund.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed through July 31, 2022 to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or

ANNUAL REPORT	MARCH 31, 2022	63

Notes to Financial Statements (Cont.)

maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed through July 31, 2022 to waive its advisory fee by 0.11% of the average daily net assets of the PIMCO California Municipal Intermediate Value Fund and PIMCO National Municipal Intermediate Value Fund and by 0.03% of the average daily net assets of the PIMCO California Municipal Opportunistic Value Fund and PIMCO National Municipal Opportunistic Value Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. PIMCO may not recoup these waivers.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO California Municipal Intermediate Value Fund	$77

PIMCO California Municipal Opportunistic Value Fund	67

PIMCO National Municipal Intermediate Value Fund	222

PIMCO National Municipal Opportunistic Value Fund	68

†	A zero balance may reflect actual amounts rounding to less than one thousand.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 7, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and

64	MUNICIPAL VALUE FUNDS

March 31, 2022

other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO California Municipal Intermediate Value Fund	$0	$0	$7,215	$7,925

PIMCO California Municipal Opportunistic Value Fund	0	0	31,875	38,468

PIMCO National Municipal Intermediate Value Fund	0	0	52,749	13,187

PIMCO National Municipal Opportunistic Value Fund	0	0	24,543	36,474

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO California Municipal Intermediate Value Fund

	Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	2,018	$21,286	2,492	$26,644

Issued as reinvestment of distributions

Institutional Class	90	943	113	1,203

Cost of shares redeemed

Institutional Class	(2,193)	(22,974)	(866)	(9,227)

Net increase (decrease) resulting from Fund share transactions	(85)	$(745)	1,739	$18,620

	PIMCO California Municipal Opportunistic Value Fund

	Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	0	$0	1,330	$13,558

Issued as reinvestment of distributions

Institutional Class	506	5,174	623	6,389

Cost of shares redeemed

Institutional Class	(2,775)	(28,373)	(3,595)	(36,801)

Net increase (decrease) resulting from Fund share transactions	(2,269)	$(23,199)	(1,642)	$(16,854)

ANNUAL REPORT	MARCH 31, 2022	65

Notes to Financial Statements (Cont.)

	PIMCO National Municipal Intermediate Value Fund

	Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	6,321	$67,338	7,888	$84,145

Issued as reinvestment of distributions

Institutional Class	241	2,557	229	2,437

Cost of shares redeemed

Institutional Class	(2,826)	(29,853)	(6,111)	(64,506)

Net increase (decrease) resulting from Fund share transactions	3,736	$40,042	2,006	$22,076

	PIMCO National Municipal Opportunistic Value Fund

	Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	0	$0	4,196	$43,330

Issued as reinvestment of distributions

Institutional Class	493	5,137	557	5,817

Cost of shares redeemed

Institutional Class	(3,378)	(35,254)	(5,957)	(62,617)

Net increase (decrease) resulting from Fund share transactions	(2,885)	$(30,117)	(1,204)	$(13,470)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

66	MUNICIPAL VALUE FUNDS

March 31, 2022

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late- Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO California Municipal Intermediate Value Fund	$30	$0	$0	$(970)	$0	$(138)	$0	$0	$(1,078)

PIMCO California Municipal Opportunistic Value Fund	18	0	41	3,044	0	0	0	0	3,103

PIMCO National Municipal Intermediate Value Fund	6	0	0	(3,065)	(6)	(1,484)	0	0	(4,549)

PIMCO National Municipal Opportunistic Value Fund	1	0	0	4,582	(4)	(93)	0	0	4,486

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals.
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Modernization Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO California Municipal Intermediate Value Fund	$0	$138

PIMCO California Municipal Opportunistic Value Fund	0	0

PIMCO National Municipal Intermediate Value Fund	968	516

PIMCO National Municipal Opportunistic Value Fund	1	92

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2022	67

Notes to Financial Statements (Cont.)

March 31, 2022

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO California Municipal Intermediate Value Fund	$67,813	$474	$(1,444)	$(970)

PIMCO California Municipal Opportunistic Value Fund	201,630	3,949	(903)	3,046

PIMCO National Municipal Intermediate Value Fund	216,788	1,212	(4,277)	(3,065)

PIMCO National Municipal Opportunistic Value Fund	200,443	5,386	(805)	4,581

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Adjusted for open wash sale loss deferrals.

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2022				March 31, 2021

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO California Municipal Intermediate Value Fund	$943	$0	$0	$0	$888	$150	$165	$0

PIMCO California Municipal Opportunistic Value Fund	4,777	128	275	0	5,912	94	400	0

PIMCO National Municipal Intermediate Value Fund	2,609	9	0	0	2,492	9	0	0

PIMCO National Municipal Opportunistic Value Fund	5,153	32	0	0	5,654	26	182	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

14. SUBSEQUENT EVENTS

On April 29, 2022, PIMCO terminated the Sub-Advisory Agreement by and between PIMCO and Gurtin Fixed Income Management, LLC (d/b/a Gurtin Municipal Bond Management) with respect to PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund, and PIMCO National Municipal Opportunistic Value Fund.

There were no other subsequent events identified that require recognition or disclosure.

68	MUNICIPAL VALUE FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (four of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended March 31, 2022 and for the period October 1, 2018 through March 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the three years in the period ended March 31, 2022 and for the period October 1, 2018 through March 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended September 30, 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 26, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation

ANNUAL REPORT	MARCH 31, 2022	69

Report of Independent Registered Public Accounting Firm (Cont.)

of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

70	MUNICIPAL VALUE FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Index/Spread Abbreviations:
US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	FHA	Federal Housing Administration
AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	PSF	Public School Fund
BAM	Build America Mutual Assurance	Q-SBLF	Qualified School Bond Loan Fund
CM	California Mortgage Insurance	SGI	Syncora Guarantee, Inc.
CR	Custodial Receipts

Other Abbreviations:
TBA	To-Be-Announced

ANNUAL REPORT	MARCH 31, 2022	71

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends

PIMCO California Municipal Intermediate Value Fund	0%	0%	$0	$0	$0

PIMCO California Municipal Opportunistic Value Fund	0%	0%	0	0	0

PIMCO National Municipal Intermediate Value Fund	0%	0%	0	0	0

PIMCO National Municipal Opportunistic Value Fund	0%	0%	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO California Municipal Intermediate Value Fund	0%

PIMCO California Municipal Opportunistic Value Fund	0%

PIMCO National Municipal Intermediate Value Fund	0%
PIMCO National Municipal Opportunistic Value Fund	0%

72	MUNICIPAL VALUE FUNDS

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2022	73

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

74	MUNICIPAL VALUE FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2022	75

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

76	MUNICIPAL VALUE FUNDS

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2022	77

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

78	MUNICIPAL VALUE FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3027AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

2	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

ANNUAL REPORT	MARCH 31, 2022	3

Chairman’s Letter (Cont.)

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund (each a “Fund” and collectively, the “Funds”).

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest substantially all of their assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

ANNUAL REPORT	MARCH 31, 2022	5

Important Information About the Funds (Cont.)

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the

6	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance

ANNUAL REPORT	MARCH 31, 2022	7

Important Information About the Funds (Cont.)

(including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO All Asset Fund	07/31/02	07/31/02	04/30/08	04/27/18	12/31/02	04/30/03	04/30/03	01/31/06	Diversified
PIMCO All Asset All Authority Fund	10/31/03	10/31/03	07/10/08	04/27/18	—	07/29/05	07/29/05	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each

8	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

ANNUAL REPORT	MARCH 31, 2022	9

PIMCO All Asset Fund

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (07/31/02)
PIMCO All Asset Fund Institutional Class	6.49%	7.23%	5.46%	7.13%
PIMCO All Asset Fund I-2	6.38%	7.12%	5.36%	7.02%
PIMCO All Asset Fund I-3	6.39%	7.08%	5.31%	6.97%
PIMCO All Asset Fund Administrative Class	6.22%	6.96%	5.20%	6.86%
PIMCO All Asset Fund Class A	5.96%	6.74%	4.96%	6.55%
PIMCO All Asset Fund Class A (adjusted)	1.99%	5.93%	4.56%	6.34%
PIMCO All Asset Fund Class C	5.16%	5.93%	4.17%	5.75%
PIMCO All Asset Fund Class C (adjusted)	4.19%	5.93%	4.17%	5.75%
PIMCO All Asset Fund Class R	5.77%	6.48%	4.70%	6.27%
Bloomberg U.S. TIPS: 1-10 Year Index	3.78%	3.88%	2.24%	4.12%
Consumer Price Index + 500 Basis Points	13.56%	8.36%	7.32%	7.41%
Lipper Alternative Global Macro Funds Average	1.54%	4.37%	3.56%	3.92%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and expenses (Underlying PIMCO Fund expenses), were 1.005% for the Institutional Class shares, 1.105% for I-2 shares, 1.205% for I-3 shares, 1.255% for Administrative Class shares, 1.455% for Class A shares, 2.205% for Class C shares, and 1.705% for Class R shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAAIX	I-2 - PALPX	I-3 - PAANX	Administrative Class - PAALX
Class A - PASAX	Class C - PASCX	Class R - PATRX

Top 10 Holdings as of March 31, 2022†§

PIMCO All Asset: Multi-RAE PLUS Fund	21.5%
PIMCO All Asset: Multi-Real Fund	15.8%
PIMCO Emerging Markets Local Currency and Bond Fund	8.3%
PIMCO Low Duration Fund	5.3%
PIMCO Total Return Fund	5.2%
PIMCO Emerging Markets Bond Fund	4.8%
PIMCO RAE Worldwide Long/Short PLUS Fund	3.4%
PIMCO RAE Fundamental Advantage PLUS Fund	3.3%
PIMCO RAE Emerging Markets Fund	3.0%
PIMCO RealEstateRealReturn Strategy Fund	2.9%

†	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, PIMCO ETF Trust, or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (collectively, “Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in Real Estate Investment Trusts (“REITs”), through the Dow Jones U.S. Select REIT Total Return exposure gained via the PIMCO All Asset: Multi-Real Fund, and investment in the PIMCO RealEstateRealReturn Strategy Fund, contributed to performance, as such exposure and underlying PIMCO fund posted positive returns.

»	Positions in commodities, through the Bloomberg Commodity Total Return and Credit Suisse Commodity Benchmark Total Return exposures gained via the PIMCO All Asset: Multi-Real Fund, and investments in the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, contributed to performance, as such exposure and such underlying PIMCO funds posted positive returns.

»	Positions in liquid alternative strategies, primarily through investments in the PIMCO RAE Worldwide
Long/Short PLUS Fund and the PIMCO TRENDS Managed Futures Strategy Fund, contributed to performance, as such underlying PIMCO funds posted positive returns.

»	Positions in emerging market bonds, primarily through investments in the PIMCO Emerging Markets Bond Fund and the PIMCO Emerging Markets Local Currency and Bond Fund, detracted from performance, as such underlying PIMCO funds posted negative returns.

»	Positions in U.S. and global core bonds, primarily through investments in the PIMCO Total Return Fund and the PIMCO International Bond Fund (U.S. Dollar-Hedged), detracted from performance, as such underlying PIMCO funds posted negative returns.

»	Positions in short-term bonds, primarily through investments in the PIMCO Low Duration Fund, detracted from performance, as such underlying PIMCO fund posted negative returns.

ANNUAL REPORT	MARCH 31, 2022	11

PIMCO All Asset All Authority Fund

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (10/31/03)
PIMCO All Asset All Authority Fund Institutional Class	6.09%	4.95%	3.10%	5.34%
PIMCO All Asset All Authority Fund I-2	5.86%	4.81%	2.99%	5.19%
PIMCO All Asset All Authority Fund I-3	5.81%	4.77%	2.91%	5.18%
PIMCO All Asset All Authority Fund Class A	5.65%	4.47%	2.64%	4.79%
PIMCO All Asset All Authority Fund Class A (adjusted)	(0.16)%	3.30%	2.06%	4.58%
PIMCO All Asset All Authority Fund Class C	4.84%	3.69%	1.87%	4.01%
PIMCO All Asset All Authority Fund Class C (adjusted)	3.91%	3.69%	1.87%	4.01%
Bloomberg U.S. TIPS Index	4.29%	4.43%	2.69%	4.33%
Consumer Price Index + 650 Basis Points	15.06%	9.86%	8.82%	8.93%
Lipper Alternative Global Macro Funds Average	1.54%	4.37%	3.56%	3.94%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.80% for Institutional Class shares, 1.90% for I-2 shares, 2.00% for I-3 Shares, 2.25% for Class A shares, and 3.00% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAUIX	I-2 - PAUPX	I-3 - PAUNX
Class A - PAUAX	Class C - PAUCX

Top 10 Holdings as of March 31, 2022†§

PIMCO All Asset: Multi-Real Fund	9.0%
PIMCO All Asset: Multi-RAE PLUS Fund	7.9%
PIMCO Emerging Markets Local Currency and Bond Fund	7.2%
PIMCO Total Return Fund	6.1%
PIMCO Low Duration Fund	5.9%
PIMCO RealEstateRealReturn Strategy Fund	5.3%
PIMCO Emerging Markets Bond Fund	5.1%
PIMCO TRENDS Managed Futures Strategy Fund	4.4%
PIMCO All Asset: Multi-Short PLUS Fund	3.7%
PIMCO RAE Emerging Markets Fund	3.7%

†	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset All Authority Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (collectively, “Underlying PIMCO Funds”). The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in commodities, through investments in the PIMCO CommoditiesPLUS® Strategy Fund, the PIMCO CommodityRealReturn Strategy Fund®, and the Bloomberg Commodity Total Return and Credit Suisse Commodity Benchmark Total Return exposure gained via the PIMCO All Asset: Multi-Real Fund, contributed to performance, as investment in such underlying PIMCO funds and such exposure posted positive returns.

»	Positions in Real Estate Investment Trusts (“REITs”), through investment in the PIMCO RealEstateRealReturn Strategy Fund and the Dow Jones U.S. Select REIT Total Return exposure gained via the PIMCO All Asset: Multi-Real Fund, contributed to performance, as such underlying PIMCO fund and such exposure posted positive returns.

»	Positions in liquid alternative strategies, primarily through investments in the PIMCO TRENDS
Managed Futures Strategy Fund and the PIMCO RAE Worldwide Long/Short PLUS Fund, contributed to performance, as such underlying PIMCO funds posted positive returns.

»	Short exposure to U.S. equities, through investments in the PIMCO All Asset: Multi-Short PLUS Fund and PIMCO StocksPLUS® Short Fund, detracted from performance, as such underlying PIMCO funds posted negative returns.

»	Positions in emerging market bonds, primarily through investments in the PIMCO Emerging Markets Bond Fund and the PIMCO Emerging Markets Local Currency and Bond Fund, detracted from performance, as such underlying PIMCO funds posted negative returns.

»	Positions in U.S. and global core bonds, primarily through investments in the PIMCO Total Return Fund and the PIMCO International Bond Fund (U.S. Dollar-Hedged), detracted from performance, as such underlying PIMCO funds posted negative returns.

ANNUAL REPORT	MARCH 31, 2022	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

14	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO All Asset Fund
Institutional Class	$1,000.00	$1,009.70	$0.61	$1,000.00	$1,024.33	$0.61	0.121%
I-2	1,000.00	1,009.20	1.11	1,000.00	1,023.83	1.12	0.221
I-3	1,000.00	1,008.10	1.36	1,000.00	1,023.58	1.37	0.271
Administrative Class	1,000.00	1,008.40	1.86	1,000.00	1,023.08	1.87	0.371
Class A	1,000.00	1,006.60	2.86	1,000.00	1,022.08	2.88	0.571
Class C	1,000.00	1,002.80	6.60	1,000.00	1,018.34	6.65	1.321
Class R	1,000.00	1,006.20	4.11	1,000.00	1,020.84	4.14	0.821

PIMCO All Asset All Authority Fund
Institutional Class	$1,000.00	$1,004.40	$2.75	$1,000.00	$1,022.19	$2.77	0.55%
I-2	1,000.00	1,002.60	3.25	1,000.00	1,021.69	3.28	0.65
I-3	1,000.00	1,002.30	3.49	1,000.00	1,021.44	3.53	0.70
Class A	1,000.00	1,002.10	4.99	1,000.00	1,019.95	5.04	1.00
Class C	1,000.00	998.10	8.72	1,000.00	1,016.21	8.80	1.75

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2022	15

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg U.S. TIPS Index	Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

Bloomberg U.S. TIPS: 1-10 Year Index	Bloomberg U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

Consumer Price Index + 500 Basis Points	CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

Consumer Price Index + 650 Basis Points	CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

*	It is not possible to invest directly in an unmanaged index.

16	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2022	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset Fund

Institutional Class

03/31/2022	$12.77	$1.27	$(0.43)	$0.84	$(1.27)	$0.00	$0.00	$(1.27)

03/31/2021	9.94	0.84	2.80	3.64	(0.81)	0.00	0.00	(0.81)

03/31/2020	11.48	0.32	(1.49)	(1.17)	(0.36)	0.00	(0.01)	(0.37)

03/31/2019	12.12	0.59	(0.63)	(0.04)	(0.60)	0.00	0.00	(0.60)

03/31/2018	11.69	0.54	0.47	1.01	(0.58)	0.00	0.00	(0.58)

I-2

03/31/2022	12.80	1.26	(0.43)	0.83	(1.26)	0.00	0.00	(1.26)

03/31/2021	9.97	0.84	2.79	3.63	(0.80)	0.00	0.00	(0.80)

03/31/2020	11.50	0.31	(1.48)	(1.17)	(0.35)	0.00	(0.01)	(0.36)

03/31/2019	12.14	0.56	(0.61)	(0.05)	(0.59)	0.00	0.00	(0.59)

03/31/2018	11.72	0.53	0.46	0.99	(0.57)	0.00	0.00	(0.57)

I-3

03/31/2022	12.80	1.55	(0.72)	0.83	(1.25)	0.00	0.00	(1.25)

03/31/2021	9.97	1.07	2.55	3.62	(0.79)	0.00	0.00	(0.79)

03/31/2020	11.50	0.22	(1.41)	(1.19)	(0.33)	0.00	(0.01)	(0.34)

04/27/2018 - 03/31/2019	12.14	0.50	(0.55)	(0.05)	(0.59)	0.00	0.00	(0.59)

Administrative Class

03/31/2022	12.80	1.22	(0.41)	0.81	(1.24)	0.00	0.00	(1.24)

03/31/2021	9.97	0.81	2.80	3.61	(0.78)	0.00	0.00	(0.78)

03/31/2020	11.50	0.29	(1.48)	(1.19)	(0.33)	0.00	(0.01)	(0.34)

03/31/2019	12.14	0.55	(0.62)	(0.07)	(0.57)	0.00	0.00	(0.57)

03/31/2018	11.72	0.52	0.45	0.97	(0.55)	0.00	0.00	(0.55)

Class A

03/31/2022	12.78	1.22	(0.44)	0.78	(1.22)	0.00	0.00	(1.22)

03/31/2021	9.96	0.80	2.78	3.58	(0.76)	0.00	0.00	(0.76)

03/31/2020	11.49	0.27	(1.48)	(1.21)	(0.31)	0.00	(0.01)	(0.32)

03/31/2019	12.13	0.53	(0.62)	(0.09)	(0.55)	0.00	0.00	(0.55)

03/31/2018	11.71	0.47	0.48	0.95	(0.53)	0.00	0.00	(0.53)

Class C

03/31/2022	12.74	1.11	(0.43)	0.68	(1.13)	0.00	0.00	(1.13)

03/31/2021	9.91	0.52	2.95	3.47	(0.64)	0.00	0.00	(0.64)

03/31/2020	11.44	0.18	(1.48)	(1.30)	(0.22)	0.00	(0.01)	(0.23)

03/31/2019	12.08	0.44	(0.62)	(0.18)	(0.46)	0.00	0.00	(0.46)

03/31/2018	11.66	0.39	0.47	0.86	(0.44)	0.00	0.00	(0.44)

18	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.34	6.49%	$14,678,246	0.115%		0.225%		0.115%		0.225%		9.82%		92%

12.77	37.13	14,734,941	0.135		0.225		0.135		0.225		7.22		143

9.94	(10.61)	13,039,098	0.075		0.225		0.075		0.225		2.79		44

11.48	(0.13)	15,726,640	0.095		0.225		0.095		0.225		5.08		42

12.12	8.77	17,292,168	0.125		0.225		0.125		0.225		4.48		37

12.37	6.38	675,717	0.215		0.325		0.215		0.325		9.69		92

12.80	36.89	547,542	0.235		0.325		0.235		0.325		7.16		143

9.97	(10.59)	465,828	0.175		0.325		0.175		0.325		2.69		44

11.50	(0.24)	578,778	0.195		0.325		0.195		0.325		4.86		42

12.14	8.56	745,549	0.225		0.325		0.225		0.325		4.39		37

12.38	6.39	11,414	0.265		0.425		0.265		0.425		11.86		92

12.80	36.86	9,628	0.285		0.425		0.285		0.425		8.82		143

9.97	(10.75)	1,457	0.225		0.425		0.225		0.425		1.93		44

11.50	(0.23)	10,560	0.245	*	0.425	*	0.245	*	0.425	*	4.72	*	42

12.37	6.22	76,092	0.365		0.475		0.365		0.475		9.40		92

12.80	36.71	101,104	0.385		0.475		0.385		0.475		6.91		143

9.97	(10.72)	89,662	0.325		0.475		0.325		0.475		2.52		44

11.50	(0.39)	120,445	0.345		0.475		0.345		0.475		4.75		42

12.14	8.40	164,254	0.375		0.475		0.375		0.475		4.30		37

12.34	5.96	902,250	0.565		0.675		0.565		0.675		9.40		92

12.78	36.41	890,767	0.585		0.675		0.585		0.675		6.88		143

9.96	(10.90)	720,356	0.525		0.675		0.525		0.675		2.33		44

11.49	(0.57)	962,181	0.545		0.675		0.545		0.675		4.58		42

12.13	8.21	1,132,320	0.575		0.675		0.575		0.675		3.88		37

12.29	5.16	59,622	1.315		1.425		1.315		1.425		8.64		92

12.74	35.41	67,808	1.335		1.425		1.335		1.425		4.56		143

9.91	(11.63)	181,495	1.275		1.425		1.275		1.425		1.55		44

11.44	(1.33)	318,896	1.295		1.425		1.295		1.425		3.81		42

12.08	7.45	444,532	1.325		1.425		1.325		1.425		3.25		37

ANNUAL REPORT	MARCH 31, 2022	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset Fund (Cont.)

Class R

03/31/2022	$12.68	$1.17	$(0.42)	$0.75	$(1.19)	$0.00	$0.00	$(1.19)

03/31/2021	9.89	0.76	2.76	3.52	(0.73)	0.00	0.00	(0.73)

03/31/2020	11.42	0.24	(1.48)	(1.24)	(0.28)	0.00	(0.01)	(0.29)

03/31/2019	12.06	0.50	(0.62)	(0.12)	(0.52)	0.00	0.00	(0.52)

03/31/2018	11.64	0.45	0.47	0.92	(0.50)	0.00	0.00	(0.50)

PIMCO All Asset All Authority Fund

Institutional Class

03/31/2022	$8.49	$1.12	$(0.58)	$0.54	$(1.13)	$0.00	$0.00	$(1.13)

03/31/2021	6.66	0.71	1.75	2.46	(0.63)	0.00	0.00	(0.63)

03/31/2020	8.17	0.16	(1.46)	(1.30)	(0.21)	0.00	0.00	(0.21)

03/31/2019	8.90	0.44	(0.70)	(0.26)	(0.47)	0.00	(0.00)	(0.47)

03/31/2018	8.76	0.44	0.19	0.63	(0.48)	0.00	(0.01)	(0.49)

I-2

03/31/2022	8.50	1.13	(0.61)	0.52	(1.12)	0.00	0.00	(1.12)

03/31/2021	6.66	0.69	1.77	2.46	(0.62)	0.00	0.00	(0.62)

03/31/2020	8.18	0.15	(1.46)	(1.31)	(0.21)	0.00	0.00	(0.21)

03/31/2019	8.91	0.41	(0.68)	(0.27)	(0.46)	0.00	(0.00)	(0.46)

03/31/2018	8.77	0.43	0.19	0.62	(0.47)	0.00	(0.01)	(0.48)

I-3

03/31/2022	8.50	1.17	(0.66)	0.51	(1.11)	0.00	0.00	(1.11)

03/31/2021	6.66	0.62	1.84	2.46	(0.62)	0.00	0.00	(0.62)

03/31/2020	8.17	0.09	(1.41)	(1.32)	(0.19)	0.00	0.00	(0.19)

04/27/2018 - 03/31/2019	8.90	0.43	(0.70)	(0.27)	(0.46)	0.00	(0.00)	(0.46)

Class A

03/31/2022	8.49	1.08	(0.58)	0.50	(1.09)	0.00	0.00	(1.09)

03/31/2021	6.66	0.73	1.70	2.43	(0.60)	0.00	0.00	(0.60)

03/31/2020	8.18	0.13	(1.47)	(1.34)	(0.18)	0.00	0.00	(0.18)

03/31/2019	8.91	0.40	(0.70)	(0.30)	(0.43)	0.00	(0.00)	(0.43)

03/31/2018	8.77	0.38	0.21	0.59	(0.44)	0.00	(0.01)	(0.45)

20	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$12.24	5.77%	$44,901	0.815%		0.925%		0.815%	0.925%	9.13%	92%

12.68	36.05	46,373	0.835		0.925		0.835	0.925	6.54	143

9.89	(11.18)	41,037	0.775		0.925		0.775	0.925	2.08	44

11.42	(0.82)	53,464	0.795		0.925		0.795	0.925	4.36	42

12.06	8.00	64,912	0.825		0.925		0.825	0.925	3.79	37

$7.90	6.09%	$2,363,703	0.54	%(f)	0.58	%(f)	0.21%	0.25%	13.08%	108%

8.49	37.48	2,289,116	0.73	(f)	0.76	(f)	0.23	0.26	9.12	159

6.66	(16.32)	2,349,263	1.44	(f)	1.53	(f)	0.16	0.25	1.99	45

8.17	(2.78)	4,080,399	1.55	(f)	1.62	(f)	0.18	0.25	5.25	39

8.90	7.28	5,692,188	1.12	(f)	1.16	(f)	0.21	0.25	4.92	35

7.90	5.86	278,555	0.64	(f)	0.68	(f)	0.31	0.35	13.22	108

8.50	37.51	289,056	0.83	(f)	0.86	(f)	0.33	0.36	8.83	159

6.66	(16.51)	331,178	1.54	(f)	1.63	(f)	0.26	0.35	1.88	45

8.18	(2.88)	605,219	1.65	(f)	1.72	(f)	0.28	0.35	4.92	39

8.91	7.18	935,337	1.22	(f)	1.26	(f)	0.31	0.35	4.80	35

7.90	5.81	13,919	0.69	(f)	0.78	(f)	0.36	0.45	13.72	108

8.50	37.46	11,581	0.88	(f)	0.96	(f)	0.38	0.46	7.70	159

6.66	(16.52)	1,561	1.59	(f)	1.73	(f)	0.31	0.45	1.07	45

8.17	(2.88)	26,421	1.70	(f)*	1.82	(f)*	0.33 *	0.45 *	5.60 *	39

7.90	5.65	422,624	0.99	(f)	1.03	(f)	0.66	0.70	12.65	108

8.49	36.95	465,005	1.18	(f)	1.21	(f)	0.68	0.71	9.24	159

6.66	(16.79)	343,870	1.89	(f)	1.98	(f)	0.61	0.70	1.55	45

8.18	(3.22)	524,713	2.00	(f)	2.07	(f)	0.63	0.70	4.72	39

8.91	6.82	740,822	1.57	(f)	1.61	(f)	0.66	0.70	4.21	35

ANNUAL REPORT	MARCH 31, 2022	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset All Authority Fund (Cont.)

Class C

03/31/2022	$8.51	$1.00	$(0.57)	$0.43	$(1.02)	$0.00	$0.00	$(1.02)

03/31/2021	6.66	0.48	1.89	2.37	(0.52)	0.00	0.00	(0.52)

03/31/2020	8.18	0.06	(1.46)	(1.40)	(0.12)	0.00	0.00	(0.12)

03/31/2019	8.91	0.33	(0.69)	(0.36)	(0.37)	0.00	(0.00)	(0.37)

03/31/2018	8.77	0.33	0.19	0.52	(0.37)	0.00	(0.01)	(0.38)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(f)	Ratio of expenses to average net assets includes line of credit expenses.

22	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$7.92	4.84%	$38,642	1.74	%(f)	1.78	%(f)	1.41%	1.45%	11.68%	108%

8.51	35.91	64,967	1.93	(f)	1.96	(f)	1.43	1.46	6.18	159

6.66	(17.41)	184,046	2.64	(f)	2.73	(f)	1.36	1.45	0.74	45

8.18	(3.96)	376,183	2.75	(f)	2.82	(f)	1.38	1.45	3.98	39

8.91	6.04	556,929	2.32	(f)	2.36	(f)	1.41	1.45	3.69	35

ANNUAL REPORT	MARCH 31, 2022	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Assets:

Investments, at value
Investments in securities*	$1,287	$0
Investments in Affiliates	16,453,153	4,316,419
Cash	1	0
Receivable for investments in Affiliates sold	44,861	4,198
Receivable for Fund shares sold	15,210	2,272
Dividends receivable from Affiliates	17,091	4,695
Reimbursement receivable from PIMCO	1,680	170
Prepaid expenses	0	669

Total Assets	16,533,283	4,328,423

Liabilities:

Borrowings & Other Financing Transactions
Payable for line of credit	$0	$1,200,000
Payable for investments in Affiliates purchased	62,520	9,050
Payable for Fund shares redeemed	18,885	972
Overdraft due to custodian	0	16
Accrued investment advisory fees	2,438	526
Accrued supervisory and administrative fees	924	235
Accrued distribution fees	63	25
Accrued servicing fees	211	98
Other liabilities	0	58

Total Liabilities	85,041	1,210,980

Net Assets	$16,448,242	$3,117,443

Net Assets Consist of:

Paid in capital	$18,295,204	$9,672,385
Distributable earnings (accumulated loss)	(1,846,962)	(6,554,942)

Net Assets	$16,448,242	$3,117,443

Cost of investments in securities	$1,287	$0
Cost of investments in Affiliates	$16,459,870	$4,450,834

* Includes repurchase agreements of:	$1,287	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

March 31, 2022

	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Net Assets:

Institutional Class	$14,678,246	$2,363,703
I-2	675,717	278,555
I-3	11,414	13,919
Administrative Class	76,092	N/A
Class A	902,250	422,624
Class C	59,622	38,642
Class R	44,901	N/A

Shares Issued and Outstanding:

Institutional Class	1,189,728	299,364
I-2	54,640	35,253
I-3	922	1,761
Administrative Class	6,154	N/A
Class A	73,107	53,530
Class C	4,850	4,881
Class R	3,669	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.34	$7.90
I-2	12.37	7.90
I-3	12.38	7.90
Administrative Class	12.37	N/A
Class A	12.34	7.90
Class C	12.29	7.92
Class R	12.24	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	MARCH 31, 2022	25

Statements of Operations

Year Ended March 31, 2022
(Amounts in thousands†)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Investment Income:

Interest	$1	$0
Dividends from Investments in Affiliates	1,703,668	442,719
Total Income	1,703,669	442,719

Expenses:

Investment advisory fees	29,972	6,480
Supervisory and administrative fees	11,295	2,982
Distribution and/or servicing fees - Administrative Class	214	N/A
Distribution and/or servicing fees - Class A	2,313	1,161
Distribution and/or servicing fees - Class C	626	475
Distribution and/or servicing fees - Class R	232	N/A
Trustee fees	23	5
Interest expense	4	10,848
Miscellaneous expense	0	50
Total Expenses	44,679	22,001
Waiver and/or Reimbursement by PIMCO	(18,696)	(1,334)
Net Expenses	25,983	20,667

Net Investment Income (Loss)	1,677,686	422,052

Net Realized Gain (Loss):

Investments in Affiliates	1,126,816	(89,400)
Net capital gain distributions received from Affiliate investments	186,859	139,835

Net Realized Gain (Loss)	1,313,675	50,435

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	(1,944,144)	(287,929)

Net Change in Unrealized Appreciation (Depreciation)	(1,944,144)	(287,929)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,047,217	$184,558

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Statements of Changes in Net Assets

(Amounts in thousands†)	PIMCO All Asset Fund		PIMCO All Asset All Authority Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,677,686	$1,111,189	$422,052	$276,834
Net realized gain (loss)	1,313,675	(285,236)	50,435	(200,487)
Net change in unrealized appreciation (depreciation)	(1,944,144)	4,029,788	(287,929)	910,045

Net Increase (Decrease) in Net Assets Resulting from Operations	1,047,217	4,855,741	184,558	986,392

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,493,456)	(930,319)	(314,268)	(171,360)
I-2	(61,502)	(32,842)	(39,121)	(21,694)
I-3	(1,392)	(456)	(2,895)	(212)
Administrative Class	(7,859)	(6,112)	N/A	N/A
Class A	(86,178)	(51,843)	(58,288)	(29,869)
Class C	(5,397)	(5,722)	(5,436)	(6,871)
Class R	(4,236)	(2,728)	N/A	N/A

Total Distributions(a)	(1,660,020)	(1,030,022)	(420,008)	(230,006)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	662,882	(1,966,489)	233,168	(846,579)

Total Increase (Decrease) in Net Assets	50,079	1,859,230	(2,282)	(90,193)

Net Assets:
Beginning of year	16,398,163	14,538,933	3,119,725	3,209,918
End of year	$16,448,242	$16,398,163	$3,117,443	$3,119,725

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2022	27

Statement of Cash Flows PIMCO All Asset All Authority Fund

Year Ended March 31, 2022

(Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$184,558

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(5,121,591)
Proceeds from sales of long-term securities	4,888,833
(Purchases) Proceeds from sales of short-term portfolio investments, net	(26)
(Increase) decrease in receivable for investments sold	(1,892)
(Increase) decrease in dividends receivable from Affiliates	(1,087)
(Increase) decrease in reimbursement receivable from PIMCO	(66)
(Increase) decrease in other assets	4
Increase (decrease) in payable for investments purchased	3,017
Increase (decrease) in accrued investment advisory fees	(7)
Increase (decrease) in accrued supervisory and administrative fees	(15)
Increase (decrease) in accrued distribution fees	(18)
Increase (decrease) in accrued servicing fees	(16)
Increase (decrease) in other liabilities	(105)
Net Realized (Gain) Loss
Investments in Affiliates	89,400
Net capital gain distributions received from Affiliate investments	(139,835)
Net Change in Unrealized (Appreciation) Depreciation
Investments in Affiliates	287,929
Net Cash Provided by (Used for) Operating Activities	189,083

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	431,215
Payments on shares redeemed	(583,067)
Increase (decrease) in overdraft due to custodian	16
Cash distributions paid*	(37,564)
Net Cash Received from (Used for) Financing Activities	(189,400)

Net Increase (Decrease) in Cash and Foreign Currency	(317)

Cash and Foreign Currency:

Beginning of year	317
End of year	$0
*Reinvestment of distributions	$382,444

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$10,953

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

28	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Schedule of Investments PIMCO All Asset Fund

March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (c) 0.0%
		$1,287

Total Short-Term Instruments (Cost $1,287)		1,287

Total Investments in Securities (Cost $1,287)		1,287

INVESTMENTS IN AFFILIATES 100.0%

MUTUAL FUNDS (a) 99.4%

PIMCO All Asset: Multi-RAE PLUS Fund	340,506,716	3,534,460

PIMCO All Asset: Multi-Real Fund	182,331,412	2,601,869

PIMCO CommoditiesPLUS® Strategy Fund	22,214,824	205,931

PIMCO CommodityRealReturn Strategy Fund®	28,093,751	208,456

PIMCO Dynamic Bond Fund	27,056,600	277,601

PIMCO Emerging Markets Bond Fund	84,059,089	780,909

PIMCO Emerging Markets Currency and Short-Term Investments Fund	45,081,135	346,223

PIMCO Emerging Markets Local Currency and Bond Fund	237,971,392	1,373,095

PIMCO Extended Duration Fund	35,675,596	201,210

PIMCO High Yield Fund	41,059,951	349,420

PIMCO Income Fund	17,611,803	199,366

PIMCO International Bond Fund (U.S. Dollar-Hedged)	39,926,028	411,238

PIMCO Investment Grade Credit Bond Fund	11,133,299	108,550

PIMCO Long Duration Total Return Fund	30,214,291	275,252

PIMCO Long-Term Real Return Fund	23,874,429	157,810

PIMCO Long-Term U.S. Government Fund	32,935,482	158,749

	SHARES	MARKET VALUE (000S)

PIMCO Low Duration Credit Fund	17,856,226	$162,313

PIMCO Low Duration Fund	91,213,286	865,614

PIMCO RAE Emerging Markets Fund	48,858,301	498,355

PIMCO RAE Fundamental Advantage PLUS Fund	63,637,867	544,740

PIMCO RAE International Fund	16,854,854	142,255

PIMCO RAE PLUS Fund	8,891,140	60,015

PIMCO RAE US Fund	6,529,105	88,926

PIMCO RAE US Small Fund	4,337,953	42,555

PIMCO RAE Worldwide Long/Short PLUS Fund	69,139,131	565,558

PIMCO Real Return Fund	11,451,003	134,893

PIMCO RealEstateRealReturn Strategy Fund	56,403,981	480,562

PIMCO StocksPLUS Long Duration Fund	40,113,057	268,757

PIMCO Total Return Fund	89,005,089	852,669

PIMCO TRENDS Managed Futures Strategy Fund	36,544,374	456,805

Total Mutual Funds (Cost $16,360,873)		16,354,156

SHORT-TERM INSTRUMENTS 0.6%

MUTUAL FUNDS 0.6%

PIMCO Government Money Market Fund
0.280% (a)(b)	98,996,903	98,997

Total Short-Term Instruments (Cost $98,997)		98,997

Total Investments in Affiliates (Cost $16,459,870)		16,453,153

Total Investments 100.0% (Cost $16,461,157)		$16,454,440

Other Assets and Liabilities, net 0.0%		(6,198)

Net Assets 100.0%		$16,448,242

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	29

Schedule of Investments PIMCO All Asset Fund (Cont.)

March 31, 2022

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.
(b)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$1,287	U.S. Treasury Notes 0.375% due 09/15/2024	$(1,313)	$1,287	$1,287

Total Repurchase Agreements						$(1,313)	$1,287	$1,287

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,287	$0	$0	$1,287	$(1,313)	$(26)

Total Borrowings and Other Financing Transactions	$1,287	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$1,287	$0	$1,287

	$0	$1,287	$0	$1,287

Investments in Affiliates, at Value
Mutual Funds	16,354,156	0	0	16,354,156
Short-Term Instruments
Mutual Funds	98,997	0	0	98,997

	$16,453,153	$0	$0	$16,453,153

Total Investments	$16,453,153	$1,287	$0	$16,454,440

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

30	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Schedule of Investments PIMCO All Asset All Authority Fund

March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 138.5%

MUTUAL FUNDS (a) 137.5%

PIMCO All Asset: Multi-RAE PLUS Fund	32,975,453	$342,285

PIMCO All Asset: Multi-Real Fund	27,215,096	388,359

PIMCO All Asset: Multi-Short PLUS Fund	23,631,025	160,455

PIMCO CommoditiesPLUS® Strategy Fund	11,323,166	104,966

PIMCO CommodityRealReturn Strategy Fund®	20,236,622	150,156

PIMCO Dynamic Bond Fund	4,915,764	50,436

PIMCO Emerging Markets Bond Fund	23,510,344	218,411

PIMCO Emerging Markets Currency and Short-Term Investments Fund	11,017,423	84,614

PIMCO Emerging Markets Local Currency and Bond Fund	53,942,063	311,246

PIMCO Extended Duration Fund	18,840,480	106,260

PIMCO High Yield Fund	9,209,525	78,373

PIMCO High Yield Spectrum Fund	2,449,510	23,246

PIMCO Income Fund	3,106,588	35,166

PIMCO International Bond Fund (U.S. Dollar-Hedged)	14,238,202	146,653

PIMCO Investment Grade Credit Bond Fund	1,879,558	18,326

PIMCO Long Duration Total Return Fund	13,021,012	118,621

PIMCO Long-Term Credit Bond Fund	2,354,776	25,596

PIMCO Long-Term Real Return Fund	3,941,647	26,054

PIMCO Long-Term U.S. Government Fund	16,539,352	79,720

PIMCO Low Duration Credit Fund	5,435,050	49,405

PIMCO Low Duration Fund	26,964,468	255,893

PIMCO RAE Emerging Markets Fund	15,455,187	157,643

PIMCO RAE Fundamental Advantage PLUS Fund	11,464,038	98,132

PIMCO RAE International Fund	11,087,272	93,577

PIMCO RAE PLUS EMG Fund	8,882,298	64,930

	SHARES	MARKET VALUE (000S)

PIMCO RAE PLUS International Fund	8,773,069	$95,890

PIMCO RAE PLUS Small Fund	2,522,719	41,297

PIMCO RAE US Small Fund	4,080,033	40,025

PIMCO RAE Worldwide Long/Short PLUS Fund	12,373,074	101,212

PIMCO Real Return Fund	1,692,318	19,935

PIMCO RealEstateRealReturn Strategy Fund	26,638,640	226,961

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	7,829,119	67,252

PIMCO StocksPLUS® International Fund (Unhedged)	3,236,946	50,140

PIMCO Total Return Fund	27,688,068	265,252

PIMCO TRENDS Managed Futures Strategy Fund	15,085,962	188,574

Total Mutual Funds (Cost $4,419,474)		4,285,061

SHORT-TERM INSTRUMENTS 1.0%

MUTUAL FUNDS 1.0%

PIMCO Government Money Market Fund
0.280% (a)(b)	31,231,443	31,231

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	13,042	127

Total Short-Term Instruments (Cost $31,360)		31,358

Total Investments in Affiliates (Cost $4,450,834)		4,316,419

Total Investments 138.5% (Cost $4,450,834)		$4,316,419

Other Assets and Liabilities, net (38.5)%		(1,198,976)

Net Assets 100.0%		$3,117,443

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	31

Schedule of Investments PIMCO All Asset All Authority Fund (Cont.)

March 31, 2022

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.
(b)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Affiliates, at Value
Mutual Funds	$4,285,061	$0	$0	$4,285,061
Short-Term Instruments
Mutual Funds	31,231	0	0	31,231
Central Funds Used for Cash Management Purposes	127	0	0	127

Total Investments	$4,316,419	$0	$0	$4,316,419

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

32	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2022

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds. Each Fund may invest substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (collectively, “Underlying PIMCO Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

ANNUAL REPORT	MARCH 31, 2022	33

Notes to Financial Statements (Cont.)

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO All Asset Fund	Quarterly	Quarterly

PIMCO All Asset All Authority Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP

34	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2022

and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the

ANNUAL REPORT	MARCH 31, 2022	35

Notes to Financial Statements (Cont.)

Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or an Underlying PIMCO Fund or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

The assets of the Funds consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Fund’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant

36	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2022

exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

ANNUAL REPORT	MARCH 31, 2022	37

Notes to Financial Statements (Cont.)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

38	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2022

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

ANNUAL REPORT	MARCH 31, 2022	39

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO All Asset and PIMCO All Asset All Authority Funds invest under normal circumstances substantially all or a significant portion of their assets in the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with PIMCO All Asset and PIMCO All Asset All Authority Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2022 (amounts in thousands†):

PIMCO All Asset Fund

Underlying PIMCO Funds	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset: Multi-RAE PLUS Fund	$2,496,199	$1,895,619	$(476,853)	$(43,505)	$(337,000)	$3,534,460	$227,289	$9,108

PIMCO All Asset: Multi-Real Fund	1,326,164	1,690,169	(649,883)	(11,353)	246,772	2,601,869	531,435	6,491

PIMCO CommoditiesPLUS® Strategy Fund	472,409	239,539	(473,001)	117,379	(150,395)	205,931	177,395	0

PIMCO CommodityRealReturn Strategy Fund®	0	227,551	(40,825)	(2,231)	23,961	208,456	13,507	0

PIMCO Dynamic Bond Fund	149,892	186,893	(43,605)	(1,247)	(14,332)	277,601	4,147	0

PIMCO Emerging Markets Bond Fund	202,070	973,540	(291,123)	(9,847)	(93,731)	780,909	23,711	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	453,079	121,129	(220,085)	(1,324)	(6,576)	346,223	5,460	0

PIMCO Emerging Markets Local Currency and Bond Fund	283,235	1,281,761	(58,942)	(5,061)	(127,898)	1,373,095	32,011	0

PIMCO Extended Duration Fund	498,850	438,063	(705,804)	(59,843)	29,944	201,210	9,984	43,654

PIMCO Global Advantage® Strategy Bond Fund	0	41,903	(41,802)	(101)	0	0	128	0

PIMCO Government Money Market Fund	98,444	2,662,634	(2,662,081)	0	0	98,997	9	0

PIMCO High Yield Fund	362,183	360,038	(353,340)	(2,087)	(17,374)	349,420	20,024	0

PIMCO High Yield Spectrum Fund	0	87,505	(86,400)	(1,105)	0	0	806	0

PIMCO Income Fund	821,335	497,935	(1,112,482)	63,971	(71,393)	199,366	22,569	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	104,331	763,727	(430,624)	(5,624)	(20,572)	411,238	4,564	0

40	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2022

Underlying PIMCO Funds	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Investment Grade Credit Bond Fund	$145,252	$327,893	$(358,630)	$3,444	$(9,409)	$108,550	$8,153	$669

PIMCO Long Duration Total Return Fund	0	460,578	(145,612)	(4,114)	(35,600)	275,252	8,472	5,868

PIMCO Long-Term Real Return Fund	252,911	169,258	(244,302)	(20,792)	735	157,810	25,302	13,219

PIMCO Long-Term U.S. Government Fund	206,052	274,883	(298,578)	(36,354)	12,746	158,749	3,500	8,007

PIMCO Low Duration Credit Fund	90,366	133,369	(57,101)	(507)	(3,814)	162,313	5,521	0

PIMCO Low Duration Fund	256,899	1,120,589	(478,720)	(4,177)	(28,977)	865,614	2,993	0

PIMCO Mortgage Opportunities and Bond Fund	119,341	16,809	(136,514)	1,397	(1,033)	0	1,501	0

PIMCO RAE Emerging Markets Fund	856,910	491,220	(877,999)	278,251	(250,027)	498,355	5,219	0

PIMCO RAE Fundamental Advantage PLUS Fund	965,778	286,711	(639,378)	(25,580)	(42,791)	544,740	30,726	0

PIMCO RAE International Fund	401,112	43,928	(275,588)	102,269	(129,466)	142,255	16,049	15,227

PIMCO RAE PLUS EMG Fund	649,853	89,879	(714,277)	100,565	(126,020)	0	79,263	0

PIMCO RAE PLUS Fund	142,448	349,066	(426,769)	(3,675)	(1,055)	60,015	18,204	219

PIMCO RAE PLUS International Fund	815,179	65,215	(856,901)	198,918	(222,411)	0	52,341	0

PIMCO RAE PLUS Small Fund	369,794	42,323	(406,307)	133,148	(138,958)	0	40,197	0

PIMCO RAE US Fund	0	367,033	(264,968)	(12,965)	(174)	88,926	6,409	25,379

PIMCO RAE US Small Fund	345,503	25,200	(341,269)	174,676	(161,555)	42,555	8,396	15,069

PIMCO RAE Worldwide Long/Short PLUS Fund	923,122	370,674	(710,684)	(55,016)	37,462	565,558	96,646	0

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	330,871	0	(344,987)	79,622	(65,506)	0	3,626	0

PIMCO Real Return Fund	598,852	172,253	(643,258)	22,442	(15,396)	134,893	27,067	0

PIMCO RealEstateRealReturn Strategy Fund	805,153	352,694	(700,634)	135,071	(111,722)	480,562	132,142	29,858

PIMCO Short-Term Floating NAV Portfolio III	881	1	(882)	(3)	3	0	1	0

PIMCO StocksPLUS® Long Duration Fund	0	398,833	(63,685)	(15,151)	(51,240)	268,757	21,413	13,604

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	191,117	4,021	(202,381)	62,327	(55,084)	0	4,022	0

PIMCO Total Return Fund	507,352	1,709,645	(1,283,964)	(26,911)	(53,453)	852,669	23,744	0

PIMCO TRENDS Managed Futures Strategy Fund	157,121	370,271	(119,691)	1,909	47,195	456,805	9,722	487

Totals	$16,400,058	$19,110,352	$(18,239,929)	$1,126,816	$(1,944,144)	$16,453,153	$1,703,668	$186,859

ANNUAL REPORT	MARCH 31, 2022	41

Notes to Financial Statements (Cont.)

PIMCO All Asset All Authority Fund

Underlying PIMCO Funds	Market Value 3/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset: Multi-RAE PLUS Fund	$622,389	$254,888	$(483,393)	$(14,708)	$(36,891)	$342,285	$43,983	$961

PIMCO All Asset: Multi-Real Fund	242,191	305,453	(195,527)	7,786	28,456	388,359	83,034	928

PIMCO All Asset: Multi-Short PLUS Fund	220,153	284,303	(298,987)	(63,080)	18,066	160,455	150	0

PIMCO CommoditiesPLUS® Strategy Fund	95,409	119,284	(115,661)	22,973	(17,039)	104,966	42,137	0

PIMCO CommodityRealReturn Strategy Fund®	14,329	135,214	(21,322)	827	21,108	150,156	13,447	0

PIMCO Dynamic Bond Fund	35,015	22,058	(3,812)	(80)	(2,745)	50,436	831	0

PIMCO Emerging Markets Bond Fund	39,482	279,452	(73,280)	(2,425)	(24,818)	218,411	6,135	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	88,660	41,972	(44,482)	(1,059)	(477)	84,614	1,218	0

PIMCO Emerging Markets Local Currency and Bond Fund	111,866	234,283	(6,403)	(398)	(28,102)	311,246	8,520	0

PIMCO Extended Duration Fund	154,287	66,988	(97,713)	(16,918)	(384)	106,260	3,671	22,161

PIMCO Global Advantage® Strategy Bond Fund	0	8,135	(8,117)	(18)	0	0	26	0

PIMCO Government Money Market Fund	31,207	548,022	(547,998)	0	0	31,231	3	0

PIMCO High Yield Fund	31,464	112,874	(60,659)	(888)	(4,418)	78,373	3,690	0

PIMCO High Yield Spectrum Fund	0	37,839	(13,074)	(231)	(1,288)	23,246	854	0

PIMCO Income Fund	205,539	88,897	(258,419)	11,555	(12,406)	35,166	4,814	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	29,509	266,898	(140,597)	(1,874)	(7,283)	146,653	1,645	0

PIMCO Investment Grade Credit Bond Fund	56,956	68,689	(107,192)	1,484	(1,611)	18,326	2,130	130

PIMCO Long Duration Total Return Fund	55,726	150,122	(72,124)	(5,467)	(9,636)	118,621	4,361	2,752

PIMCO Long-Term Credit Bond Fund	0	33,655	(3,988)	65	(4,136)	25,596	835	583

PIMCO Long-Term Real Return Fund	102,839	71,765	(147,051)	(5,984)	4,485	26,054	7,618	3,613

PIMCO Long-Term U.S. Government Fund	76,070	74,203	(60,481)	(14,557)	4,485	79,720	1,413	4,348

PIMCO Low Duration Credit Fund	6,200	67,198	(22,641)	(206)	(1,146)	49,405	1,456	0

PIMCO Low Duration Fund	53,891	420,684	(208,011)	(2,681)	(7,990)	255,893	922	0

PIMCO Mortgage Opportunities and Bond Fund	14,570	153	(14,765)	258	(216)	0	164	0

PIMCO RAE Emerging Markets Fund	228,029	133,100	(207,798)	63,442	(59,130)	157,643	3,111	0

PIMCO RAE Fundamental Advantage PLUS Fund	65,496	110,755	(73,627)	3,211	(7,703)	98,132	2,953	0

PIMCO RAE International Fund	122,459	73,892	(83,688)	14,941	(34,027)	93,577	10,891	10,334

PIMCO RAE PLUS EMG Fund	99,510	71,000	(95,264)	12,584	(22,900)	64,930	12,604	0

PIMCO RAE PLUS Fund	183,352	27,025	(204,620)	32,025	(37,782)	0	14,028	0

42	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2022

Underlying PIMCO Funds	Market Value 3/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE PLUS International Fund	$95,160	$143,056	$(61,588)	$(5,654)	$(75,084)	$95,890	$38,327	$42,932

PIMCO RAE PLUS Small Fund	122,503	90,459	(132,317)	13,880	(53,228)	41,297	29,783	25,249

PIMCO RAE US Fund	33,590	591	(36,087)	4,773	(2,867)	0	0	0

PIMCO RAE US Small Fund	120,145	68,150	(152,500)	45,982	(41,752)	40,025	6,037	10,834

PIMCO RAE Worldwide Long/Short PLUS Fund	176,561	46,853	(117,365)	(10,740)	5,903	101,212	18,816	0

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	108,912	0	(113,367)	15,612	(11,157)	0	1,365	0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	25,028	(24,306)	(722)	0	0	106	0

PIMCO Real Return Fund	160,995	49,552	(192,819)	6,530	(4,323)	19,935	6,959	0

PIMCO RealEstateRealReturn Strategy Fund	122,097	326,276	(209,571)	22,279	(34,120)	226,961	42,214	14,742

PIMCO Short-Term Floating NAV Portfolio III	127	2	0	0	(2)	127	2	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0	77,432	(8,867)	(174)	(1,139)	67,252	504	0

PIMCO StocksPLUS® International Fund (Unhedged)	20,103	42,538	(1,787)	(459)	(10,255)	50,140	8,711	0

PIMCO StocksPLUS® Short Fund	213,500	4,065	(196,868)	(206,612)	185,915	0	0	0

PIMCO StocksPLUS® Small Fund	0	28,173	(24,014)	(4,159)	0	0	2,187	0

PIMCO Total Return Fund	127,403	504,771	(340,024)	(10,363)	(16,535)	265,252	6,961	0

PIMCO TRENDS Managed Futures Strategy Fund	33,435	153,232	(14,186)	(150)	16,243	188,574	4,103	268

Totals	$4,321,129	$5,668,979	$(5,296,360)	$(89,400)	$(287,929)	$4,316,419	$442,719	$139,835

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

ANNUAL REPORT	MARCH 31, 2022	43

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Line of Credit  Consistent with its principal investment strategies, the PIMCO All Asset All Authority Fund (the “AAAA Fund”) has entered into an amended and restated secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. All or a portion of the AAAA Fund’s securities are pledged as collateral under the agreement.

As of March 31, 2022, the credit agreement is comprised of both revolving and term-loan tranches. The AAAA Fund pays financing charges based on a LIBOR-based variable rate plus a credit spread. The AAAA Fund also pays a fee of 0.15% per annum on the unused commitment amounts of the revolving line of credit. The commitment amount under the revolving and term-loan tranches are:

Tranches	Commitment Amount (in thousands)	Termination date

1 Year, Monthly Revolver	$1,200,000	09/23/2022

Borrowings outstanding, if any, as of March 31, 2022 are disclosed as payable for line of credit on the Statements of Assets and Liabilities. Interest and Commitment and Upfront fees, if any, paid by the AAAA Fund in relation to the borrowings are disclosed as part of interest expense on the Statements of Operations. Legal costs related to the annual renewal of the line of credit are disclosed on the Statements of Operations.

The AAAA Fund’s borrowing activity under the agreement for the period ended March 31, 2022 was as follows (amounts in thousands†):

Average Outstanding Principal*	Average Weighted Rate of Interest	Interest	Commitment and Upfront Fees	Outstanding Principal as of 03/31/2022

$1,200,000	0.78%	$9,468	$1,380	$1,200,000

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

The average outstanding principal may be higher or lower than the commitment amount or outstanding principal at period end due to changes in the commitment amount during the period or borrowings and paydowns made during the period.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase

44	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2022

agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s (or Underlying PIMCO Funds) custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2022, the Funds did not participate in the Interfund Lending Program.

ANNUAL REPORT	MARCH 31, 2022	45

Notes to Financial Statements (Cont.)

6. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return are listed below.

Risks	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Allocation	X	X

Fund of Funds	X	X

Market Trading	X	X

Municipal Project-Specific	X	X

Municipal Bond	X	X

Interest Rate	X	X

Call	X	X

Credit	X	X

High Yield	X	X

Distressed Company	X	X

Market	X	X

Issuer	X	X

Liquidity	X	X

Derivatives	X	X

Futures Contract	X	X

Model	X	X

Commodity	X	X

Equity	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X

Foreign (Non-U.S.) Investment	X	X

Real Estate	X	X

Emerging Markets	X	X

Sovereign Debt	X	X

Currency	X	X

Leveraging	X	X

Smaller Company	X	X

Issuer Non-Diversification	X	X

Management	X	X

Short Exposure	X	X

Tax	X	X

Subsidiary	X	X

Value Investing	X	X

Convertible Securities	X	X

Exchange-Traded Fund	X	X

Tracking Error	X	X

Indexing	X	X

LIBOR Transition	X	X

46	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2022

The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Fund of Funds Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives.

Leveraging Risk  is the risk that certain transactions of the Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Market Trading Risk  is the risk that an active secondary trading market for shares of a Fund that is an exchange-traded fund does not continue once developed, that such Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Fund’s shares trade at prices other than the Fund’s net asset value.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk  is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

ANNUAL REPORT	MARCH 31, 2022	47

Notes to Financial Statements (Cont.)

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its

48	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2022

contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk  is the risk that the Underlying PIMCO Fund’s investment models used in making investment allocation decisions, and the indexation or quantitative methodologies used in constructing an underlying index or model portfolio for the Underlying PIMCO Fund that seeks to track the investment results of such underlying index or model portfolio, may not adequately take into account certain factors or may rely on inaccurate data , may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Underlying PIMCO Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

ANNUAL REPORT	MARCH 31, 2022	49

Notes to Financial Statements (Cont.)

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio managers in connection with managing a Fund and may cause PIMCO or Research Affiliates to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

50	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2022

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

Tracking Error Risk  is the risk that the portfolio of a Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of a Fund and the underlying index may vary due to asset valuation differences and differences between the Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index.

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of

ANNUAL REPORT	MARCH 31, 2022	51

Notes to Financial Statements (Cont.)

the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment

52	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2022

objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

7. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty

ANNUAL REPORT	MARCH 31, 2022	53

Notes to Financial Statements (Cont.)

and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of

54	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2022

existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee

Fund Name	All Classes		Institutional Class	I-2	I-3		Administrative Class		Class A	Class C	Class R
PIMCO All Asset Fund	0.175%	(1)	0.05%	0.15%	0.25%	(3)	0.05%		0.25%	0.25%	0.25%
PIMCO All Asset All Authority Fund	0.20%	(2)	0.05%	0.15%	0.25%	(3)	0.05%	*	0.25%	0.25%	N/A

(1)

PIMCO has contractually agreed, through July 31, 2022, to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years from the date of waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit that was in place at the time the amount being recouped was originally waived and the current annual expense limit.

(2)

PIMCO has contractually agreed, through July 31, 2022, to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years from the date of waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit that was in place at the time the amount being recouped was originally waived and the current annual expense limit. PIMCO and the Fund previously determined that the amounts due to be waived under this agreement were inadvertently miscalculated during a prior period, resulting in the PIMCO All Asset All Authority Fund bearing Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees in excess of 0.69% of total assets invested in Underlying PIMCO Funds for that period.

ANNUAL REPORT	MARCH 31, 2022	55

Notes to Financial Statements (Cont.)

(3)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A

All Funds	—	0.25%

Class C

All Funds	0.75%	0.25%

Class R

All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2022, the Distributor retained $5,155,667 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

56	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2022

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

ANNUAL REPORT	MARCH 31, 2022	57

Notes to Financial Statements (Cont.)

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the Funds below waived the following fees (amounts in thousands†)

Fund Name	Waived Fees

PIMCO All Asset Fund	$601

PIMCO All Asset All Authority Fund	227

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Funds’ assets.

PIMCO has contractually agreed, through July 31, 2022, for the PIMCO All Asset Fund to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory, Supervisory and Administrative, and Management Fees (collectively, “Underlying PIMCO Fund Fees”) exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO has contractually agreed, through July 31, 2022, for the AAAA Fund to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Underlying PIMCO Fund Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. These waivers will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the advisory fee waived as set forth above (the “Asset Allocation Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any Underlying PIMCO Fund Fees exceed, for such month, the applicable expense limit; ii) exceed the total Asset Allocation Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO at March 31, 2022 were (amounts in thousands†):

	Expiring Within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO All Asset Fund	$25,518	$14,083	$18,094	$57,695

PIMCO All Asset All Authority Fund	4,196	935	1,106	6,237

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO All Asset Fund	$18,095

PIMCO All Asset All Authority Fund	1,107

†	A zero balance may reflect actual amounts rounding to less than one thousand.

58	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2022

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO All Asset Fund	$0	$0	$16,449,742	$15,576,967

PIMCO All Asset All Authority Fund	0	0	5,121,591	4,748,362

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2022	59

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO All Asset Fund				PIMCO All Asset All Authority Fund

	Year Ended 03/31/2022		Year Ended 03/31/2021		Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	201,958	$2,622,051	163,925	$1,923,725	29,967	$258,064	28,095	$214,868

I-2	18,198	236,122	10,740	127,861	10,963	94,778	8,509	67,124

I-3	1,427	19,345	706	8,286	2,007	17,395	1,354	11,349

Administrative Class	940	12,221	1,198	14,219	N/A	N/A	N/A	N/A

Class A	9,951	128,654	15,145	184,204	6,442	55,664	18,077	149,545

Class C	1,445	18,674	556	6,691	666	5,698	536	4,222

Class R	433	5,562	363	4,281	N/A	N/A	N/A	N/A

Issued as reinvestment of distributions

Institutional Class	110,132	1,420,790	72,346	885,432	34,831	292,815	19,653	162,003

I-2	3,679	47,512	2,084	25,583	3,522	29,738	2,047	16,891

I-3	107	1,392	36	456	345	2,895	26	212

Administrative Class	606	7,847	499	6,112	N/A	N/A	N/A	N/A

Class A	6,156	79,514	3,780	46,488	6,156	51,889	3,170	26,288

Class C	394	5,081	462	5,539	602	5,107	816	6,667

Class R	331	4,236	224	2,727	N/A	N/A	N/A	N/A

Cost of shares redeemed

Institutional Class	(276,287)	(3,552,334)	(393,537)	(4,547,724)	(34,994)	(299,650)	(131,034)	(990,450)

I-2	(10,020)	(128,862)	(16,781)	(191,060)	(13,247)	(112,504)	(26,247)	(199,937)

I-3	(1,364)	(17,977)	(136)	(1,634)	(1,953)	(15,907)	(252)	(1,946)

Administrative Class	(3,293)	(43,229)	(2,793)	(32,073)	N/A	N/A	N/A	N/A

Class A	(12,715)	(164,103)	(21,568)	(254,536)	(13,815)	(118,100)	(18,107)	(140,052)

Class C	(2,312)	(29,978)	(14,007)	(168,469)	(4,018)	(34,714)	(21,351)	(173,363)

Class R	(751)	(9,636)	(1,081)	(12,597)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	49,015	$662,882	(177,839)	$(1,966,489)	27,474	$233,168	(114,708)	$(846,579)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO All Asset All Authority Fund	1	0	15%	0%

60	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2022

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through investment in swap agreements, futures and options. The Underlying PIMCO Funds may also gain exposure indirectly to commodity markets by investing in a subsidiary (“Commodity Subsidiary”) which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a “Fund”, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

ANNUAL REPORT	MARCH 31, 2022	61

Notes to Financial Statements (Cont.)

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO All Asset Fund	$55,510	$0	$(327,733)	$0	$(1,574,739)	$0	$0	$(1,846,962)

PIMCO All Asset All Authority Fund	21,713	0	(273,244)	0	(6,303,411)	0	0	(6,554,942)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals.
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

62	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2022

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO All Asset Fund	$460,378	$1,114,361

PIMCO All Asset All Authority Fund	1,371,225	4,932,186

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO All Asset Fund	$16,782,174	$726,839	$(1,054,572)	$(327,733)

PIMCO All Asset All Authority Fund	4,589,664	136,995	(410,239)	(273,244)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Adjusted for open wash sale loss deferrals.

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2022			March 31, 2021
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO All Asset Fund	$1,660,020	$0	$0	$1,030,022	$0	$0

PIMCO All Asset All Authority Fund	420,008	0	0	230,006	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2022	63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund (two of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations and the statement of cash flows for PIMCO All Asset All Authority Fund for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations and the cash flows for PIMCO All Asset All Authority Fund for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

64	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
USD (or $)	United States Dollar

Other Abbreviations:
TBA	To-Be-Announced

ANNUAL REPORT	MARCH 31, 2022	65

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends

PIMCO All Asset Fund	0%	0%	$0	$0	$0

PIMCO All Asset All Authority Fund	0%	1.66%	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO All Asset Fund	0%
PIMCO All Asset All Authority Fund	0%

66	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2022	67

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

68	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2022	69

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

70	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2022	71

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

72	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31st, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO All Asset All Authority Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.4680	$0.0000	$0.0000	$0.4680

March 2022	$0.1297	$0.0000	$0.0000	$0.1297

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.4654	$0.0000	$0.0000	$0.4654

March 2022	$0.1279	$0.0000	$0.0000	$0.1279

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.4646	$0.0000	$0.0000	$0.4646

March 2022	$0.1258	$0.0000	$0.0000	$0.1258

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.4565	$0.0000	$0.0000	$0.4565

March 2022	$0.1217	$0.0000	$0.0000	$0.1217

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.4372	$0.0000	$0.0000	$0.4372

March 2022	$0.1079	$0.0000	$0.0000	$0.1079

ANNUAL REPORT	MARCH 31, 2022	73

Distribution Information (Cont.)

(Unaudited)

PIMCO All Asset Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3776	$0.0000	$0.0000	$0.3776

March 2022	$0.1514	$0.0000	$0.0000	$0.1514

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3741	$0.0000	$0.0000	$0.3741

March 2022	$0.1487	$0.0000	$0.0000	$0.1487

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3723	$0.0000	$0.0000	$0.3723

March 2022	$0.1473	$0.0000	$0.0000	$0.1473

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3681	$0.0000	$0.0000	$0.3681

March 2022	$0.1443	$0.0000	$0.0000	$0.1443

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3611	$0.0000	$0.0000	$0.3611

March 2022	$0.1390	$0.0000	$0.0000	$0.1390

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3336	$0.0000	$0.0000	$0.3336

March 2022	$0.1187	$0.0000	$0.0000	$0.1187

Class R	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.3523	$0.0000	$0.0000	$0.3523

March 2022	$0.1323	$0.0000	$0.0000	$0.1323

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

74	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3010AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

PIMCO Climate Bond Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan

2	PIMCO CLIMATE BOND FUND

maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

ANNUAL REPORT	MARCH 31, 2022	3

Chairman’s Letter (Cont.)

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO CLIMATE BOND FUND

Important Information About the PIMCO Climate Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Climate Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19.

ANNUAL REPORT	MARCH 31, 2022	5

Important Information About the PIMCO Climate Bond Fund (Cont.)

The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund

6	PIMCO CLIMATE BOND FUND

classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status

PIMCO Climate Bond Fund	12/10/19	12/10/19	12/10/19	12/10/19	12/10/19	12/10/19	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on

ANNUAL REPORT	MARCH 31, 2022	7

Important Information About the PIMCO Climate Bond Fund (Cont.)

behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the

8	PIMCO CLIMATE BOND FUND

Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

ANNUAL REPORT	MARCH 31, 2022	9

PIMCO Climate Bond Fund

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	Fund Inception (12/10/19)
PIMCO Climate Bond Fund Institutional Class	(4.27)%	0.30%
PIMCO Climate Bond Fund I-2	(4.37)%	0.20%
PIMCO Climate Bond Fund I-3	(4.42)%	0.15%
PIMCO Climate Bond Fund Class A	(4.65)%	(0.10)%
PIMCO Climate Bond Fund Class A (adjusted)	(6.84)%	(1.08)%
PIMCO Climate Bond Fund Class C	(5.38)%	(0.85)%
PIMCO Climate Bond Fund Class C (adjusted)	(6.31)%	(0.85)%
Bloomberg MSCI Global Green Bond Index, USD Hedged	(6.31)%	(1.27)%
Lipper General Bond Funds Average	(3.24)%	1.70%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/2019

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund share

The Fund’s total annual operating expense ratio in effect as of period end were 0.54% for Institutional Class shares, 0.64% for I-2 shares, 0.74% for I-3 shares, 0.94% for Class A shares and 1.69% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO CLIMATE BOND FUND

Institutional Class - PCEIX	I-2 - PCEPX	I-3 - PCEWX	Class A - PCEBX
Class C - PCECX

Allocation Breakdown as of March 31, 2022†§

Corporate Bonds & Notes	89.2%
Non-Agency Mortgage-Backed Securities	3.2%
Asset-Backed Securities	3.1%
Short-Term Instruments	2.2%
Municipal Bonds & Notes	1.4%
Other	0.9%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Climate Bond Fund seeks optimal risk adjusted returns, consistent with prudent investment management, while giving consideration to long term climate related risks and opportunities, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the fossil fuel-related sectors, including distribution/retail, equipment and services, extraction and production, petrochemicals, pipelines and transportation and refining, and the production or distribution of coal and coal fired generation. The Fund may invest in the securities of issuers determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. Moreover, the Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. However, green labeled bonds from issuers involved in fossil fuel-related sectors, as defined above, may be permitted. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to select emerging markets external debt securities contributed to performance, as spreads tightened.

»	Long exposure to select high yield debt securities contributed to performance, as spreads tightened.
»	Long exposure to U.S. duration detracted from performance, as U.S. Treasury rates rose.

»	Long exposure to eurozone duration detracted from performance, as yields rose.

»	Long exposure to select investment grade corporate credit detracted from performance, as spreads widened.

ANNUAL REPORT	MARCH 31, 2022	11

Expense Example PIMCO Climate Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$937.20	$2.46	$1,000.00	$1,022.39	$2.57	0.51%
I-2	1,000.00	936.70	2.95	1,000.00	1,021.89	3.07	0.61
I-3	1,000.00	936.50	3.19	1,000.00	1,021.64	3.33	0.66
Class A	1,000.00	935.30	4.39	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	931.70	7.99	1,000.00	1,016.65	8.35	1.66

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO CLIMATE BOND FUND

Benchmark Description

Index*	Benchmark Description

Bloomberg MSCI Global Green Bond Index, USD Hedged	The Bloomberg MSCI Global Green Bond Index, USD Hedged offers investors an objective and robust measure of the global market for fixed income securities issued to fund projects with direct environmental benefits. An independent research driven methodology is used to evaluate index-eligible green bonds to ensure they adhere to established Green Bond Principles and to classify bonds by their environmental use of proceeds.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2022	13

Financial Highlights PIMCO Climate Bond Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

03/31/2022	$10.23	$0.17	$(0.59)	$(0.42)	$(0.21)	$(0.04)	$(0.25)

03/31/2021	9.47	0.14	0.85	0.99	(0.21)	(0.02)	(0.23)

12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	(0.05)

I-2

03/31/2022	10.23	0.16	(0.59)	(0.43)	(0.20)	(0.04)	(0.24)

03/31/2021	9.47	0.14	0.84	0.98	(0.20)	(0.02)	(0.22)

12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	(0.05)

I-3

03/31/2022	10.23	0.16	(0.60)	(0.44)	(0.19)	(0.04)	(0.23)

03/31/2021	9.47	0.13	0.85	0.98	(0.20)	(0.02)	(0.22)

12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	(0.05)

Class A

03/31/2022	10.23	0.13	(0.59)	(0.46)	(0.17)	(0.04)	(0.21)

03/31/2021	9.47	0.10	0.85	0.95	(0.17)	(0.02)	(0.19)

12/10/2019 - 03/31/2020	10.00	0.04	(0.53)	(0.49)	(0.04)	0.00	(0.04)

Class C

03/31/2022	10.23	0.05	(0.59)	(0.54)	(0.09)	(0.04)	(0.13)

03/31/2021	9.47	0.03	0.85	0.88	(0.10)	(0.02)	(0.12)

12/10/2019 - 03/31/2020	10.00	0.02	(0.53)	(0.51)	(0.02)	0.00	(0.02)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

14	PIMCO CLIMATE BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.56	(4.27)%	$16,998	0.51%		0.51%		0.51%		0.51%		1.65%		26%

10.23	10.48	13,684	0.54		0.54		0.51		0.51		1.36		79

9.47	(4.78)	5,131	0.50	*	1.84	*	0.50	*	1.84	*	1.79	*	21

9.56	(4.37)	563	0.61		0.61		0.61		0.61		1.52		26

10.23	10.36	1,107	0.64		0.64		0.61		0.61		1.38		79

9.47	(4.82)	10	0.60	*	1.94	*	0.60	*	1.94	*	1.66	*	21

9.56	(4.42)	86	0.66		0.71		0.66		0.71		1.54		26

10.23	10.31	47	0.69		0.74		0.66		0.71		1.27		79

9.47	(4.84)	20	0.65	*	2.04	*	0.65	*	2.04	*	1.61	*	21

9.56	(4.65)	861	0.91		0.91		0.91		0.91		1.27		26

10.23	10.04	590	0.94		0.94		0.91		0.91		0.96		79

9.47	(4.90)	28	0.90	*	2.24	*	0.90	*	2.24	*	1.40	*	21

9.56	(5.38)	22	1.66		1.66		1.66		1.66		0.44		26

10.23	9.22	59	1.69		1.69		1.66		1.66		0.28		79

9.47	(5.12)	50	1.65	*	2.99	*	1.65	*	2.99	*	0.66	*	21

ANNUAL REPORT	MARCH 31, 2022	15

Statement of Assets and Liabilities PIMCO Climate Bond Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$18,030

Financial Derivative Instruments
Exchange-traded or centrally cleared	8
Over the counter	132
Cash	157
Deposits with counterparty	153
Foreign currency, at value	25
Receivable for Fund shares sold	4
Interest and/or dividends receivable	164

Total Assets	18,673

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$17
Over the counter	14
Payable for investments purchased	100
Payable for Fund shares redeemed	2
Distributions payable	2
Accrued investment advisory fees	4
Accrued supervisory and administrative fees	4

Total Liabilities	143

Net Assets	$18,530

Net Assets Consist of:

Paid in capital	$19,857
Distributable earnings (accumulated loss)	(1,327)

Net Assets	$18,530

Cost of investments in securities	$19,447
Cost of foreign currency held	$25
Cost or premiums of financial derivative instruments, net	$28

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO CLIMATE BOND FUND	See Accompanying Notes

March 31, 2022

Net Assets:

Institutional Class	$16,998
I-2	563
I-3	86
Class A	861
Class C	22

Shares Issued and Outstanding:

Institutional Class	$1,778
I-2	59
I-3	9
Class A	90
Class C	2

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.56
I-2	9.56
I-3	9.56
Class A	9.56
Class C	9.56

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2022	17

Statement of Operations PIMCO Climate Bond Fund

Year Ended March 31, 2022
(Amounts in thousands†)

Investment Income:

Interest	$439
Total Income	439

Expenses:

Investment advisory fees	51
Supervisory and administrative fees	54
Distribution and/or servicing fees - Class A	2
Miscellaneous expense	1
Total Expenses	108
Waiver and/or Reimbursement by PIMCO	(0)
Net Expenses	108

Net Investment Income (Loss)	331

Net Realized Gain (Loss):

Investments in securities	1
Exchange-traded or centrally cleared financial derivative instruments	96
Over the counter financial derivative instruments	433
Foreign currency	(49)

Net Realized Gain (Loss)	481

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(1,536)
Exchange-traded or centrally cleared financial derivative instruments	(130)
Over the counter financial derivative instruments	(14)
Foreign currency assets and liabilities	(1)

Net Change in Unrealized Appreciation (Depreciation)	(1,681)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(869)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

† A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO CLIMATE BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Climate Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$331	$166
Net realized gain (loss)	481	(235)
Net change in unrealized appreciation (depreciation)	(1,681)	710

Net Increase (Decrease) in Net Assets Resulting from Operations	(869)	641

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(447)	(286)
I-2	(33)	(2)
I-3	(2)	(1)
Class A	(15)	(7)
Class C	(0)	(1)

Total Distributions(a)	(497)	(297)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	4,409	9,904

Total Increase (Decrease) in Net Assets	3,043	10,248

Net Assets:

Beginning of year	15,487	5,239
End of year	$18,530	$15,487

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2022	19

Schedule of Investments PIMCO Climate Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.3%

CORPORATE BONDS & NOTES 86.8%

BANKING & FINANCE 37.6%

Alexandria Real Estate Equities, Inc.
3.000% due 05/18/2051		$100	$84

Assicurazioni Generali SpA
4.125% due 05/04/2026	EUR	200	239

AvalonBay Communities, Inc.
1.900% due 12/01/2028		$50	45

AXA SA
5.625% due 01/16/2054 •	GBP	100	143

Banco Bilbao Vizcaya Argentaria SA
1.375% due 05/14/2025	EUR	100	112

Bank of America Corp.
0.981% due 09/25/2025 •		$200	190
2.456% due 10/22/2025 •		100	98

BNP Paribas SA
0.500% due 06/04/2026 •	EUR	200	215
4.625% due 02/25/2031 •(d)(e)		$200	179

Boston Properties LP
2.550% due 04/01/2032		200	181

CBRE Services, Inc.
2.500% due 04/01/2031		100	91

Chubb INA Holdings, Inc.
0.875% due 06/15/2027	EUR	100	107

Community Preservation Corp.
2.867% due 02/01/2030		$75	71

CPI Property Group SA
1.625% due 04/23/2027	EUR	100	102
2.750% due 01/22/2028	GBP	100	122

CTP NV
1.250% due 06/21/2029	EUR	300	291

Digital Euro Finco LLC
2.500% due 01/16/2026		100	113

EQT AB
0.875% due 05/14/2031		100	95

Equinix, Inc.
1.550% due 03/15/2028		$50	44
2.500% due 05/15/2031		60	54

ERP Operating LP
1.850% due 08/01/2031		100	89

Eurofima Europaeische Gesellschaft fuer die Finanzierung von Eisenbahnmaterial
0.000% due 07/28/2026 (c)	EUR	130	138

European Investment Bank
0.750% due 07/15/2027	AUD	100	66

Farmers Exchange Capital
5.454% due 10/15/2054 •		$50	57

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GPT Wholesale Office Fund No1
3.222% due 11/05/2031	AUD	30	$20

Grainger PLC
3.375% due 04/24/2028	GBP	100	130

HAT Holdings LLC
3.375% due 06/15/2026		$100	95
3.750% due 09/15/2030		300	271

Healthpeak Properties, Inc.
2.125% due 12/01/2028		100	92

Host Hotels & Resorts LP
2.900% due 12/15/2031		50	45
3.500% due 09/15/2030		200	191

HSBC Holdings PLC
3.033% due 11/22/2023 •		200	201

ING Groep NV
4.625% due 01/06/2026		200	207
4.875% due 05/16/2029 •(d)(e)		200	187

Intesa Sanpaolo SpA
0.750% due 12/04/2024	EUR	100	110

Kilroy Realty LP
2.500% due 11/15/2032		$300	261

Kimco Realty Corp.
2.700% due 10/01/2030		100	94

Kreditanstalt fuer Wiederaufbau
0.750% due 09/30/2030		100	87

LeasePlan Corp. NV
3.500% due 04/09/2025	EUR	250	293

Mitsubishi UFJ Financial Group, Inc.
0.848% due 07/19/2029		200	209

Principal Life Global Funding
1.250% due 08/16/2026		$100	92

Prologis International Funding II SA
0.875% due 07/09/2029	EUR	125	129
1.750% due 03/15/2028		125	139

Radian Group, Inc.
6.625% due 03/15/2025		$130	137

Rayonier LP
2.750% due 05/17/2031		100	92

Regency Centers LP
3.700% due 06/15/2030		60	60

Santander U.K. Group Holdings PLC
2.896% due 03/15/2032 •		300	272

Standard Chartered PLC
1.214% due 03/23/2025 •		250	239

Starwood Property Trust, Inc.
3.625% due 07/15/2026		100	96

Sumitomo Mitsui Financial Group, Inc.
0.934% due 10/11/2024	EUR	130	144

UDR, Inc.
3.100% due 11/01/2034		$50	46

20	PIMCO CLIMATE BOND FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Weyerhaeuser Co.
7.375% due 03/15/2032		$9	$11

ZF Finance GmbH
2.000% due 05/06/2027	EUR	100	100

			6,976

INDUSTRIALS 23.3%

Aptiv PLC
3.100% due 12/01/2051		$50	40

Autodesk, Inc.
2.400% due 12/15/2031		50	45

Ball Corp.
3.125% due 09/15/2031		100	90

Central Japan Railway Co.
2.200% due 10/02/2024		200	196
3.400% due 09/06/2023		200	202

Chanel Ceres PLC
1.000% due 07/31/2031	EUR	150	151

Continental Wind LLC
6.000% due 02/28/2033		$59	65

Crown Cork & Seal Co., Inc.
7.375% due 12/15/2026		70	79

Danone SA
2.947% due 11/02/2026		200	199

Dell International LLC
4.900% due 10/01/2026		130	136
6.200% due 07/15/2030		50	57

Faurecia SE
2.375% due 06/15/2029	EUR	100	96

Ford Motor Co.
3.250% due 02/12/2032		$20	18

Gap, Inc.
3.625% due 10/01/2029		50	45
3.875% due 10/01/2031		50	44

Hilton Domestic Operating Co., Inc.
4.000% due 05/01/2031		150	142
4.875% due 01/15/2030		30	30

Kellogg Co.
0.500% due 05/20/2029	EUR	100	101

Liberty Utilities Finance GP 1
2.050% due 09/15/2030		$200	176

Marks & Spencer PLC
4.500% due 07/10/2027	GBP	100	129

Micron Technology, Inc.
2.703% due 04/15/2032		$50	45

Moody’s Corp.
2.000% due 08/19/2031		100	89
3.100% due 11/29/2061		30	25

Natura Cosmeticos SA
4.125% due 05/03/2028		200	193

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nemak SAB de CV
2.250% due 07/20/2028	EUR	100	$98

Oberlin College
2.874% due 10/01/2051		$125	101

Owens Corning
3.950% due 08/15/2029		30	30

ProGroup AG
3.000% due 03/31/2026	EUR	100	106

Reckitt Benckiser Treasury Services PLC
1.750% due 05/19/2032	GBP	100	123

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		$200	197

Schaeffler AG
3.375% due 10/12/2028	EUR	100	109

SEB SA
1.375% due 06/16/2025		100	110

Stora Enso Oyj
2.500% due 03/21/2028		100	114

Sunnova Energy Corp.
5.875% due 09/01/2026		$100	96

T-Mobile USA, Inc.
2.625% due 04/15/2026		200	191

Thermo Fisher Scientific Finance BV
0.000% due 11/18/2025 (c)	EUR	100	106

Verallia SA
1.625% due 05/14/2028		100	103

Vmed O2 U.K. Financing PLC
4.750% due 07/15/2031		$200	189

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	200	211

Xylem, Inc.
2.250% due 01/30/2031		$35	32

			4,309

UTILITIES 25.9%

AES Corp.
1.375% due 01/15/2026		100	92
2.450% due 01/15/2031		50	45

Atlantica Sustainable Infrastructure PLC
4.125% due 06/15/2028		200	193

Avangrid, Inc.
3.200% due 04/15/2025		50	50
3.800% due 06/01/2029		450	457

Clearway Energy Operating LLC
3.750% due 02/15/2031		130	122
4.750% due 03/15/2028		30	30

Consolidated Edison Co. of New York, Inc.
3.350% due 04/01/2030		100	100

Continuum Energy Levanter Pte Ltd.
4.500% due 02/09/2027		197	190

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	21

Schedule of Investments PIMCO Climate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dominion Energy, Inc.
2.250% due 08/15/2031		$100	$90

Duke Energy Carolinas LLC
2.850% due 03/15/2032		50	48

Enel Finance International NV
1.375% due 07/12/2026		200	184

Georgia Power Co.
3.250% due 03/15/2051		100	87

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		200	204

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022		200	200

India Green Energy Holdings
5.375% due 04/29/2024		250	252

Leeward Renewable Energy Operations LLC
4.250% due 07/01/2029		100	94

Mississippi Power Co.
3.100% due 07/30/2051		50	43

NextEra Energy Capital Holdings, Inc.
1.900% due 06/15/2028		100	92
2.200% due 12/02/2026	AUD	200	139

NSTAR Electric Co.
3.100% due 06/01/2051		$100	91

Public Service Co. of Colorado
2.700% due 01/15/2051		200	170

Public Service Co. of Oklahoma
2.200% due 08/15/2031		100	90

Solar Star Funding LLC
5.375% due 06/30/2035		495	546

Southern California Edison Co.
2.500% due 06/01/2031		150	137

Southern Power Co.
0.900% due 01/15/2026		40	37

Southwestern Public Service Co.
3.150% due 05/01/2050		30	27

Star Energy Geothermal Wayang Windu Ltd.
6.750% due 04/24/2033		168	177

TerraForm Power Operating LLC
5.000% due 01/31/2028		150	150

Union Electric Co.
3.900% due 04/01/2052 (a)		100	104

Verizon Communications, Inc.
0.375% due 03/22/2029	EUR	100	103
1.500% due 09/18/2030		$430	374

Vodafone Group PLC
5.125% due 06/04/2081 •		100	88

			4,806

Total Corporate Bonds & Notes (Cost $17,395)			16,091

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.3%

FLORIDA 0.5%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
2.154% due 07/01/2030	$110	$100

NEW YORK 0.8%

New York City Water & Sewer System, New York Revenue Bonds, (BABs), Series 2010
5.724% due 06/15/2042	110	145

Total Municipal Bonds & Notes (Cost $281)		245

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.1%

Credit Suisse Mortgage Capital Trust
3.431% due 11/10/2032	100	99

GCT Commercial Mortgage Trust
1.197% due 02/15/2038 •	100	98

J.P. Morgan Chase Commercial Mortgage Securities Corp.
1.197% due 04/15/2038 •	94	93

Natixis Commercial Mortgage Securities Trust
3.622% due 05/15/2039	100	99

One Bryant Park Trust
2.516% due 09/15/2054	100	93

VASA Trust
1.297% due 07/15/2039 •	100	98

Total Non-Agency Mortgage-Backed Securities (Cost $603)		580

ASSET-BACKED SECURITIES 3.0%

GoodLeap Sustainable Home Solutions Trust
2.100% due 05/20/2048	90	83

Loanpal Solar Loan Ltd.
2.220% due 03/20/2048	63	59

Mosaic Solar Loan Trust
2.640% due 01/20/2053	100	95

Sunnova Helios Issuer LLC
2.790% due 02/22/2049	149	143

Sunrun Demeter Issuer
2.270% due 01/30/2057	199	181

Total Asset-Backed Securities (Cost $594)		561

22	PIMCO CLIMATE BOND FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.6%

Societe Nationale SNCF SA
0.625% due 04/17/2030	EUR	100	$106

Total Sovereign Issues (Cost $124)			106

		SHARES
PREFERRED SECURITIES 0.3%

FINANCIALS 0.3%

Citigroup, Inc.
3.875% due 02/18/2026 •(d)		50,000	47

Total Preferred Securities (Cost $50)			47

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.2%

U.S. TREASURY BILLS 2.2%
0.195% due 04/12/2022 - 04/26/2022 (b)(c)	$400	$400

Total Short-Term Instruments (Cost $400)		400

Total Investments in Securities (Cost $19,447)		18,030

Total Investments 97.3% (Cost $19,447)		$18,030

Financial Derivative Instruments (f)(g) 0.6% (Cost or Premiums, net $28)		109

Other Assets and Liabilities, net 2.1%		391

Net Assets 100.0%		$18,530

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(2) at a weighted average interest rate of 0.050%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2022	32	$3,670	$(94)	$4	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	23

Schedule of Investments PIMCO Climate Bond Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2022	3	$(527)	$17	$1	$(5)
U.S. Treasury 10-Year Note June Futures	06/2022	10	(1,229)	35	0	(3)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	6	(813)	25	0	(2)
U.S. Treasury 30-Year Bond June Futures	06/2022	2	(300)	7	0	(1)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	3	(531)	8	0	(3)

				$92	$1	$(14)

Total Futures Contracts				$(2)	$5	$(14)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2052	GBP	100	$20	$1	$21	$0	$(1)
Pay	3-Month CAD-Bank Bill	1.000	Semi-Annual	06/16/2026	CAD	500	(8)	(20)	(28)	1	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		$280	52	10	62	0	(2)
Pay(1)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2027	EUR	600	(36)	(9)	(45)	2	0

Total Swap Agreements							$28	$(18)	$10	$3	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$5	$3	$8	$0	$(14)	$(3)	$(17)

Cash of $153 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

24	PIMCO CLIMATE BOND FUND	See Accompanying Notes

March 31, 2022

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	05/2022		GBP	657	$		888	$26	$0
	05/2022	$		9		EUR	8	0	0
	05/2022			160		GBP	119	0	(3)
BPS	05/2022		CAD	13	$		10	0	0
	05/2022		EUR	1,922			2,181	51	0
	05/2022	$		154		EUR	138	0	(2)
CBK	05/2022		EUR	2,017	$		2,290	55	0
GLM	05/2022			5			6	0	0
HUS	05/2022			3			3	0	0
JPM	05/2022		AUD	253			180	0	(9)
RBC	05/2022	$		63		CHF	58	0	0
SCX	05/2022		CHF	14	$		15	0	0

Total Forward Foreign Currency Contracts								$132	$(14)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$26	$0	$0	$26	$(3)	$0	$0	$(3)	$23	$0	$23
BPS	51	0	0	51	(2)	0	0	(2)	49	0	49
CBK	55	0	0	55	0	0	0	0	55	0	55
JPM	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)

Total Over the Counter	$132	$0	$0	$132	$(14)	$0	$0	$(14)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	25

Schedule of Investments PIMCO Climate Bond Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5	$5
Swap Agreements	0	0	0	0	3	3

	$0	$0	$0	$0	$8	$8

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$132	$0	$132

	$0	$0	$0	$132	$8	$140

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$14	$14
Swap Agreements	0	0	0	0	3	3

	$0	$0	$0	$0	$17	$17

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14	$0	$14

	$0	$0	$0	$14	$17	$31

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13
Swap Agreements	0	0	0	0	83	83

	$0	$0	$0	$0	$96	$96

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$421	$0	$421
Written Options	0	0	0	0	12	12

	$0	$0	$0	$421	$12	$433

	$0	$0	$0	$421	$108	$529

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(15)	$(15)
Swap Agreements	0	0	0	0	(115)	(115)

	$0	$0	$0	$0	$(130)	$(130)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(14)	$0	$(14)

	$0	$0	$0	$(14)	$(130)	$(144)

26	PIMCO CLIMATE BOND FUND	See Accompanying Notes

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$6,976	$0	$6,976
Industrials	0	4,309	0	4,309
Utilities	0	4,806	0	4,806
Municipal Bonds & Notes
Florida	0	100	0	100
New York	0	145	0	145
Non-Agency Mortgage-Backed Securities	0	580	0	580
Asset-Backed Securities	0	561	0	561
Sovereign Issues	0	106	0	106
Preferred Securities
Financials	0	47	0	47
Short-Term Instruments
U.S. Treasury Bills	0	400	0	400
Total Investments	$0	$18,030	$0	$18,030

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1	7	0	8
Over the counter	0	132	0	132
	$1	$139	$0	$140

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5)	(12)	0	(17)
Over the counter	0	(14)	0	(14)
	$(5)	$(26)	$0	$(31)
Total Financial Derivative Instruments	$(4)	$113	$0	$109
Totals	$(4)	$18,143	$0	$18,139

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	27

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the PIMCO Climate Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of

28	PIMCO CLIMATE BOND FUND

March 31, 2022

changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to

ANNUAL REPORT	MARCH 31, 2022	29

Notes to Financial Statements (Cont.)

note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance

30	PIMCO CLIMATE BOND FUND

March 31, 2022

date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates

ANNUAL REPORT	MARCH 31, 2022	31

Notes to Financial Statements (Cont.)

of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

32	PIMCO CLIMATE BOND FUND

March 31, 2022

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

ANNUAL REPORT	MARCH 31, 2022	33

Notes to Financial Statements (Cont.)

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

34	PIMCO CLIMATE BOND FUND

March 31, 2022

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2022	35

Notes to Financial Statements (Cont.)

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

36	PIMCO CLIMATE BOND FUND

March 31, 2022

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty

ANNUAL REPORT	MARCH 31, 2022	37

Notes to Financial Statements (Cont.)

during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2022, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial

38	PIMCO CLIMATE BOND FUND

March 31, 2022

derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts

ANNUAL REPORT	MARCH 31, 2022	39

Notes to Financial Statements (Cont.)

paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other

40	PIMCO CLIMATE BOND FUND

March 31, 2022

relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund

ANNUAL REPORT	MARCH 31, 2022	41

Notes to Financial Statements (Cont.)

with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Climate-Related Investing Risk  is the risk that, because the Fund’s climate-related investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may differ from funds that do not utilize a climate-related investment strategy. Climate-related investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

42	PIMCO CLIMATE BOND FUND

March 31, 2022

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

ANNUAL REPORT	MARCH 31, 2022	43

Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

44	PIMCO CLIMATE BOND FUND

March 31, 2022

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks

ANNUAL REPORT	MARCH 31, 2022	45

Notes to Financial Statements (Cont.)

resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and

46	PIMCO CLIMATE BOND FUND

March 31, 2022

maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate

ANNUAL REPORT	MARCH 31, 2022	47

Notes to Financial Statements (Cont.)

based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.25%	0.25%	0.35%	0.45%(1)	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2022, the Distributor retained $5,155,667 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

48	PIMCO CLIMATE BOND FUND

March 31, 2022

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at March 31, 2022, were as follows (amounts in thousands†):

Expiring Within
12 months	13-24 months	25-36 months	Total

$69	$0	$0	$69

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2022	49

Notes to Financial Statements (Cont.)

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the amount was $182.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$193	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities,

50	PIMCO CLIMATE BOND FUND

March 31, 2022

which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$709	$905	$8,846	$3,911

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	972	$9,962	999	$10,282

I-2	84	861	107	1,105

I-3	4	43	3	25

Class A	43	438	78	809

Class C	0	8	1	4

Issued as reinvestment of distributions

Institutional Class	42	423	26	270

I-2	3	33	0	2

I-3	0	2	0	1

Class A	1	15	1	7

Class C	0	0	0	1

Cost of shares redeemed

Institutional Class	(573)	(5,820)	(230)	(2,351)

I-2	(136)	(1,387)	0	(1)

I-3	0	0	0	0

Class A	(12)	(124)	(24)	(250)

Class C	(4)	(45)	0	0

Net increase (decrease) resulting from Fund share transactions	424	$4,409	961	$9,904

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2022, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 27% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

ANNUAL REPORT	MARCH 31, 2022	51

Notes to Financial Statements (Cont.)

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Climate Bond Fund	$140	$0	$(1,436)	$(2)	$0	$(29)	$0	$(1,327)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

52	PIMCO CLIMATE BOND FUND

March 31, 2022

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2022, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Climate Bond Fund	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Climate Bond Fund	$19,591	$246	$(1,682)	$(1,436)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts and straddle loss deferrals.

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2022			March 31, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Climate Bond Fund	$466	$31	$0	$297	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2022	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Climate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Climate Bond Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2022, the related statement of operations for the year ended March 31, 2022, the statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

54	PIMCO CLIMATE BOND FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.
BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.
CBK	Citibank N.A.	RBC	Royal Bank of Canada
GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro
CAD	Canadian Dollar	GBP	British Pound
CHF	Swiss Franc	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
SONIO	Sterling Overnight Interbank Average Rate

Other Abbreviations:
BABs	Build America Bonds	OIS	Overnight Index Swap
EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
LIBOR	London Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2022	55

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends
PIMCO Climate Bond Fund	0%	0%	$421	$45	$324

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO Climate Bond Fund	0%

56	PIMCO CLIMATE BOND FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2022	57

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

58	PIMCO CLIMATE BOND FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2022	59

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

60	PIMCO CLIMATE BOND FUND

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2022	61

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

62	PIMCO CLIMATE BOND FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3028AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

PIMCO CommoditiesPLUS® Strategy Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan

2	PIMCO COMMODITIESPLUS® STRATEGY FUND

maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

ANNUAL REPORT	MARCH 31, 2022	3

Chairman’s Letter (Cont.)

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO COMMODITIESPLUS® STRATEGY FUND

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO CommoditiesPLUS® Strategy Fund (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, changes in interest rates, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives,

ANNUAL REPORT	MARCH 31, 2022	5

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact of the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which in intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C

6	PIMCO COMMODITIESPLUS® STRATEGY FUND

shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expirations or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status

PIMCO CommoditiesPLUS® Strategy Fund	05/28/10	05/28/10	05/28/10	04/27/18	—	05/28/10	05/28/10	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the

ANNUAL REPORT	MARCH 31, 2022	7

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

8	PIMCO COMMODITIESPLUS® STRATEGY FUND

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

ANNUAL REPORT	MARCH 31, 2022	9

PIMCO CommoditiesPLUS® Strategy Fund

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (05/28/10)
PIMCO CommoditiesPLUS® Strategy Fund Institutional Class	61.83%	14.86%	2.01%	4.24%
PIMCO CommoditiesPLUS® Strategy Fund I-2	61.58%	14.71%	1.89%	4.12%
PIMCO CommoditiesPLUS® Strategy Fund I-3	61.64%	14.67%	1.85%	4.08%
PIMCO CommoditiesPLUS® Strategy Fund Class A	60.97%	14.35%	1.52%	3.74%
PIMCO CommoditiesPLUS® Strategy Fund Class A (adjusted)	52.17%	13.06%	0.95%	3.25%
PIMCO CommoditiesPLUS® Strategy Fund Class C	59.80%	13.48%	0.77%	2.98%
PIMCO CommoditiesPLUS® Strategy Fund Class C (adjusted)	59.05%	13.48%	0.77%	2.98%
Credit Suisse Commodity Benchmark	63.42%	14.87%	1.06%	3.05%
Lipper Commodities General Funds Average	49.35%	9.69%	(0.44)%	0.56%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦Average annual total return since 05/31/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 0.97% for the Institutional Class shares, 1.07% for I-2 shares, 1.17% for I-3 shares, 1.42% for Class A shares and 2.17% for Class C shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO COMMODITIESPLUS® STRATEGY FUND

Institutional Class - PCLIX	I-2 - PCLPX	I-3 - PCLNX
Class A - PCLAX	Class C - PCPCX

Allocation Breakdown as of March 31, 2022†§

Short-Term Instruments‡	68.2%
U.S. Treasury Obligations	8.5%
U.S. Government Agencies	6.3%
Commodities	5.4%
Asset-Backed Securities	5.4%
Non-Agency Mortgage-Backed Securities	2.7%
Corporate Bonds & Notes	2.2%
Sovereign Issues	1.3%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO CommoditiesPLUS® Strategy Fund seeks total return which exceeds that of its benchmark consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investment returns of the commodities futures markets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the broad commodities sector contributed to absolute performance as the sector, as measured by the Credit Suisse Commodity Benchmark Index, posted gains.

»	Overweight exposure to petroleum products, contributed to relative performance, as these commodities outperformed broader commodities.

»	Overweight exposure to U.S. breakeven inflation (“BEI”) spreads, or the yield differential between U.S. nominal Treasuries and like-maturity U.S. Treasury Inflation-Protected Securities, contributed to relative performance as U.S. BEI spreads widened.
»	Overweight exposure to non-agency mortgage-backed securities (“MBS”) contributed to relative performance, as these securities posted positive returns amid spreads tightening.

»	Underweight exposure to U.K. BEI detracted from relative performance, as U.K. breakeven inflation moved higher.

»	Overweight exposure to agency MBS detracted relative performance, as these securities posted negative returns.

»	Curve positioning in U.S. interest rates, specifically overweight exposure to positions with shorter maturities relative to intermediate and longer-term maturities, detracted from relative performance.

ANNUAL REPORT	MARCH 31, 2022	11

Expense Example PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,326.90	$4.29	$1,000.00	$1,021.24	$3.73	0.74%
I-2	1,000.00	1,324.30	4.87	1,000.00	1,020.74	4.23	0.84
I-3	1,000.00	1,325.00	5.16	1,000.00	1,020.49	4.48	0.89
Class A	1,000.00	1,322.70	6.89	1,000.00	1,019.00	5.99	1.19
Class C	1,000.00	1,318.10	11.21	1,000.00	1,015.26	9.75	1.94

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO COMMODITIESPLUS® STRATEGY FUND

Benchmark Description

Index*	Benchmark Description

Credit Suisse Commodity Benchmark	The Credit Suisse Commodity Benchmark is an unmanaged index composed of futures contracts on a number of physical commodities. The objective of the benchmark is to gain exposure to the broad commodity universe while maintaining sufficient liquidity. Commodities were chosen based on world production levels, sufficient open interest, and volume of trading. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2022	13

Financial Highlights PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

03/31/2022	$11.26	$0.01	$4.55	$4.56	$(6.55)	$0.00	$(6.55)

03/31/2021~	6.58	0.01	4.71	4.72	(0.04)	0.00	(0.04)

03/31/2020~	10.86	0.16	(4.18)	(4.02)	(0.26)	0.00	(0.26)

03/31/2019~	12.90	0.20	(0.44)	(0.24)	(1.80)	0.00	(1.80)

03/31/2018~	12.50	0.16	1.78	1.94	(1.54)	0.00	(1.54)

I-2

03/31/2022	11.19	(0.00)	4.51	4.51	(6.54)	0.00	(6.54)

03/31/2021~	6.54	(0.01)	4.70	4.69	(0.04)	0.00	(0.04)

03/31/2020~	10.80	0.16	(4.18)	(4.02)	(0.24)	0.00	(0.24)

03/31/2019~	12.84	0.18	(0.44)	(0.26)	(1.78)	0.00	(1.78)

03/31/2018~	12.46	0.14	1.78	1.92	(1.54)	0.00	(1.54)

I-3

03/31/2022	11.17	(0.00)	4.50	4.50	(6.54)	0.00	(6.54)

03/31/2021~	6.54	(0.01)	4.67	4.66	(0.03)	0.00	(0.03)

03/31/2020~	10.78	0.16	(4.16)	(4.00)	(0.24)	0.00	(0.24)

04/27/2018 - 03/31/2019~	13.32	0.16	(0.90)	(0.74)	(1.80)	0.00	(1.80)

Class A

03/31/2022	11.06	(0.03)	4.41	4.38	(6.52)	0.00	(6.52)

03/31/2021~	6.48	(0.04)	4.64	4.60	(0.02)	0.00	(0.02)

03/31/2020~	10.68	0.12	(4.12)	(4.00)	(0.20)	0.00	(0.20)

03/31/2019~	12.72	0.16	(0.46)	(0.30)	(1.74)	0.00	(1.74)

03/31/2018~	12.34	0.10	1.76	1.86	(1.48)	0.00	(1.48)

Class C

03/31/2022	10.48	(0.08)	4.03	3.95	(6.50)	0.00	(6.50)

03/31/2021~	6.16	(0.09)	4.41	4.32	0.00	0.00	0.00

03/31/2020~	10.18	0.04	(3.92)	(3.88)	(0.14)	0.00	(0.14)

03/31/2019~	12.22	0.06	(0.42)	(0.36)	(1.68)	0.00	(1.68)

03/31/2018~	11.96	0.02	1.68	1.70	(1.44)	0.00	(1.44)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
~	A one for two reverse share split, effective March 26, 2021, has been retroactively applied.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

14	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.27	61.83%	$1,795,422	0.73%		0.94%		0.73%		0.94%		0.09%	556%

11.26	71.97	1,394,694	0.74		0.97		0.74		0.97		0.08	560

6.58	(37.85)	1,685,272	0.78		1.01		0.74		0.97		1.65	514

10.86	(1.65)	1,894,616	0.81		1.01		0.74		0.94		1.73	322

12.90	17.51	2,899,059	0.77		0.96		0.74		0.93		1.33	105

9.16	61.76	2,148,453	0.83		1.04		0.83		1.04		(0.01)	556

11.19	71.87	1,125,181	0.84		1.07		0.84		1.07		(0.06)	560

6.54	(37.94)	519,367	0.88		1.11		0.84		1.07		1.55	514

10.80	(1.75)	695,533	0.91		1.11		0.84		1.04		1.60	322

12.84	17.30	423,647	0.87		1.06		0.84		1.03		1.21	105

9.13	61.64	34,626	0.88		1.14		0.88		1.14		(0.04)	556

11.17	71.47	22,592	0.89		1.17		0.89		1.17		(0.10)	560

6.54	(37.85)	13,977	0.93		1.21		0.89		1.17		1.51	514

10.78	(5.40)	22,023	0.96	*	1.21	*	0.89	*	1.14	*	1.56 *	322

8.92	60.97	131,570	1.18		1.39		1.18		1.39		(0.36)	556

11.06	71.06	92,269	1.19		1.42		1.19		1.42		(0.40)	560

6.48	(38.03)	54,682	1.23		1.46		1.19		1.42		1.23	514

10.68	(2.14)	103,029	1.26		1.46		1.19		1.39		1.30	322

12.72	17.07	140,771	1.22		1.41		1.19		1.38		0.89	105

7.93	59.80	15,780	1.93		2.14		1.93		2.14		(1.09)	556

10.48	70.23	4,976	1.94		2.17		1.94		2.17		(1.14)	560

6.16	(38.61)	4,717	1.98		2.21		1.94		2.17		0.49	514

10.18	(2.88)	11,991	2.01		2.21		1.94		2.14		0.53	322

12.22	16.04	12,340	1.97		2.16		1.94		2.13		0.13	105

ANNUAL REPORT	MARCH 31, 2022	15

Consolidated Statement of Assets and Liabilities PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$4,208,971
Investments in Affiliates	283,805

Financial Derivative Instruments
Exchange-traded or centrally cleared	17,075
Over the counter	362,256
Cash	527
Deposits with counterparty	12,559
Foreign currency, at value	3,020
Receivable for investments sold	32,209
Receivable for investments sold on a delayed-delivery basis	544
Receivable for TBA investments sold	313,336
Receivable for Fund shares sold	7,412
Interest and/or dividends receivable	2,092
Dividends receivable from Affiliates	282
Reimbursement receivable from PIMCO	866

Total Assets	5,244,954

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$14,447

Financial Derivative Instruments
Exchange-traded or centrally cleared	49,958
Over the counter	39,993
Payable for investments purchased	20,102
Payable for investments in Affiliates purchased	282
Payable for investments purchased on a delayed-delivery basis	266
Payable for TBA investments purchased	568,985
Deposits from counterparty	414,439
Payable for Fund shares redeemed	6,918
Accrued investment advisory fees	2,333
Accrued supervisory and administrative fees	1,340
Accrued distribution fees	9
Accrued servicing fees	31

Total Liabilities	1,119,103

Net Assets	$4,125,851

Net Assets Consist of:

Paid in capital	$2,977,336
Distributable earnings (accumulated loss)	1,148,515

Net Assets	$4,125,851

Cost of investments in securities	$4,165,161
Cost of investments in Affiliates	$287,727
Cost of foreign currency held	$2,986
Proceeds received on short sales	$14,392
Cost or premiums of financial derivative instruments, net	$2,658

* Includes repurchase agreements of:	$776,323

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2022

Net Assets:

Institutional Class	$1,795,422
I-2	2,148,453
I-3	34,626
Class A	131,570
Class C	15,780

Shares Issued and Outstanding:

Institutional Class	193,719
I-2	234,648
I-3	3,792
Class A	14,744
Class C	1,990

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.27
I-2	9.16
I-3	9.13
Class A	8.92
Class C	7.93

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2022	17

Consolidated Statement of Operations PIMCO CommoditiesPLUS® Strategy Fund

Year Ended March 31, 2022
(Amounts in thousands†)

Investment Income:

Interest	$20,723
Dividends from Investments in Affiliates	4,238
Total Income	24,961

Expenses:

Investment advisory fees	18,972
Supervisory and administrative fees	10,973
Distribution and/or servicing fees - Class A	251
Distribution and/or servicing fees - Class C	79
Trustee fees	15
Interest expense	132
Miscellaneous expense	1
Total Expenses	30,423
Waiver and/or Reimbursement by PIMCO	(6,168)
Net Expenses	24,255

Net Investment Income (Loss)	706

Net Realized Gain (Loss):

Investments in securities	24,010
Investments in Affiliates	670
Exchange-traded or centrally cleared financial derivative instruments	35,349
Over the counter financial derivative instruments	1,324,412
Short sales	(1,865)
Foreign currency	(49)

Net Realized Gain (Loss)	1,382,527

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(20,140)
Investments in Affiliates	(6,224)
Exchange-traded or centrally cleared financial derivative instruments	(261,460)
Over the counter financial derivative instruments	438,982
Short sales	(155)
Foreign currency assets and liabilities	(500)

Net Change in Unrealized Appreciation (Depreciation)	150,503

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,533,736

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$706	$435
Net realized gain (loss)	1,382,527	1,263,852
Net change in unrealized appreciation (depreciation)	150,503	159,620

Net Increase (Decrease) in Net Assets Resulting from Operations	1,533,736	1,423,907

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(764,442)	(9,452)
I-2	(785,959)	(3,430)
I-3	(22,208)	(64)
Administrative Class	N/A	(10	)(a)
Class A	(61,223)	(154)
Class C	(4,677)	(3)

Total Distributions(b)	(1,638,509)	(13,113)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,590,912	(1,051,950)

Total Increase (Decrease) in Net Assets	1,486,139	358,844

Net Assets:

Beginning of year	2,639,712	2,280,868
End of year	$4,125,851	$2,639,712

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Administrative Class Shares liquidated at the close of business on March 12, 2021.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2022	19

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.0%

CORPORATE BONDS & NOTES 2.4%

BANKING & FINANCE 1.5%

Ally Financial, Inc.
8.000% due 11/01/2031		$1,424	$1,789

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		201	178

Banca Monte dei Paschi di Siena SpA
5.375% due 01/18/2028 •	EUR	500	366

Bank of America Corp.
1.483% (SOFRRATE + 1.330%) due 04/02/2026 ~		$19,800	19,985

Brandywine Operating Partnership LP
3.950% due 02/15/2023		5,200	5,236

Goldman Sachs Group, Inc.
2.905% due 07/24/2023 •		3,700	3,705
3.000% due 03/15/2024		4,900	4,896

ING Groep NV
1.929% (SOFRINDX + 1.640%) due 03/28/2026 ~		9,900	9,960

Mizuho Financial Group, Inc.
2.721% due 07/16/2023 •		3,100	3,103

Natwest Group PLC
2.516% (US0003M + 1.550%) due 06/25/2024 ~		3,203	3,233
4.519% due 06/25/2024 •		2,047	2,078

UBS Group AG
2.859% due 08/15/2023 •		5,800	5,810

			60,339

INDUSTRIALS 0.4%

Bristol-Myers Squibb Co.
3.250% due 08/15/2022		178	179

Charter Communications Operating LLC
4.464% due 07/23/2022		15,486	15,544

Imperial Brands Finance PLC
3.750% due 07/21/2022		200	200

Komatsu Finance America, Inc.
2.437% due 09/11/2022		1,780	1,781

Sabine Pass Liquefaction LLC
5.750% due 05/15/2024		100	105

TransCanada PipeLines Ltd.
3.750% due 10/16/2023		89	90

			17,899

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.5%

AT&T, Inc.
2.550% due 12/01/2033	$378	$337

Pacific Gas & Electric Co.
1.750% due 06/16/2022	16,900	16,882

Verizon Communications, Inc.
2.355% due 03/15/2032	379	343
4.016% due 12/03/2029	2,302	2,392

		19,954

Total Corporate Bonds & Notes (Cost $97,932)		98,192

U.S. GOVERNMENT AGENCIES 6.9%

Fannie Mae
0.887% due 10/25/2036 •	15	15
0.907% due 08/25/2037 ~	491	494
2.033% due 05/01/2038 •	2,505	2,615
2.125% due 04/24/2026 (h)	5,695	5,613

Freddie Mac
0.777% due 07/15/2036 •	175	176
0.847% due 05/15/2032 - 09/15/2042 •	1,386	1,391
0.997% due 12/15/2037 •	144	146
1.017% due 10/15/2037 •	338	343

Ginnie Mae
0.224% due 10/16/2053 ~(a)	1,090	3
0.382% due 08/20/2068 •	3,086	3,020
0.531% due 10/20/2043 •	2,879	2,873

U.S. Small Business Administration
4.840% due 05/01/2025	30	30
4.990% due 09/01/2024	24	25
5.160% due 02/01/2028	24	25
5.310% due 05/01/2027	43	44
5.510% due 11/01/2027	22	23
5.820% due 06/01/2026	30	30
5.870% due 07/01/2028	14	15
6.020% due 08/01/2028	9	9
6.770% due 11/01/2028	39	41

Uniform Mortgage-Backed Security
3.500% due 02/01/2045 - 03/01/2048	1,569	1,585

Uniform Mortgage-Backed Security, TBA
4.000% due 05/01/2052	260,500	265,006

Total U.S. Government Agencies (Cost $287,616)		283,522

U.S. TREASURY OBLIGATIONS 9.3%

U.S. Treasury Bonds
3.000% due 05/15/2045 (f)	2,010	2,137

20	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2022	$103	$103
0.125% due 07/15/2026	4,833	5,082
0.125% due 07/15/2031	19,925	21,210
0.125% due 01/15/2032	137,594	146,469
0.250% due 07/15/2029 (h)	1,098	1,173
0.375% due 07/15/2023	326	342
0.375% due 07/15/2025 (h)	24,653	26,080
0.375% due 01/15/2027	175	185
0.500% due 01/15/2028	6,945	7,433
0.750% due 02/15/2042	2,138	2,446
0.875% due 02/15/2047	1,938	2,322
1.000% due 02/15/2049	935	1,171
1.375% due 02/15/2044 (h)	3,690	4,736
1.375% due 02/15/2044	9,090	11,664
2.125% due 02/15/2040	1,354	1,916
2.125% due 02/15/2041	121	171
2.500% due 01/15/2029 (h)	34,496	42,045
3.375% due 04/15/2032	1,151	1,625
3.875% due 04/15/2029	2,409	3,187

U.S. Treasury Notes
1.625% due 05/15/2026	25,577	24,685
2.000% due 02/15/2025	33,704	33,239
2.750% due 02/15/2024	42,010	42,342

Total U.S. Treasury Obligations (Cost $373,008)		381,763

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.9%

Adjustable Rate Mortgage Trust
3.021% due 07/25/2035 ~	100	102

Ashford Hospitality Trust
1.297% due 04/15/2035 •	531	521

Atrium Hotel Portfolio Trust
1.327% due 12/15/2036 •	2,025	1,997
1.347% due 06/15/2035 •	1,000	987

Banc of America Funding Trust
2.818% due 05/20/2036 ^~	228	227

Barclays Commercial Mortgage Securities Trust
1.397% due 10/15/2037 •	14,291	14,120

Bear Stearns Adjustable Rate Mortgage Trust
2.632% due 01/25/2035 ~	111	116

Bear Stearns ALT-A Trust
4.327% due 07/25/2035 ^~	562	461

Bear Stearns Structured Products, Inc. Trust
2.728% due 01/26/2036 ^~	60	52

Beast Mortgage Trust
1.447% due 03/15/2036 •	600	591

Chase Mortgage Finance Trust
2.326% due 02/25/2037 ~	83	84
2.686% due 02/25/2037 ~	76	77
5.500% due 12/25/2022 ^	331	178

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ChaseFlex Trust
6.300% due 06/25/2036 ^~		$51	$48

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.737% due 01/25/2035 •		3	3

Citigroup Commercial Mortgage Trust
3.024% due 09/10/2045		696	696

Citigroup Mortgage Loan Trust
2.480% due 11/25/2035 •		36	36

Colony Mortgage Capital Ltd.
1.526% due 11/15/2038 •		6,300	6,216

Countrywide Alternative Loan Trust
6.000% due 03/25/2037 ^		5,696	3,023
6.500% due 09/25/2037 ^		1,410	754

Countrywide Home Loan Mortgage Pass-Through Trust
2.672% due 08/20/2035 ^~		1,172	1,145
2.776% due 11/20/2034 ~		201	201

Eurosail PLC
1.972% due 06/13/2045 •	GBP	1,199	1,571

First Horizon Alternative Mortgage Securities Trust
2.734% due 04/25/2035 ~		$212	223

GS Mortgage Securities Corp. Trust
1.317% due 07/15/2025 •		14,179	14,017

GSR Mortgage Loan Trust
2.798% due 11/25/2035 ~		69	70
2.910% due 09/25/2035 ~		6	6

HarborView Mortgage Loan Trust
0.654% due 12/19/2036 •		7,246	6,725
0.709% due 03/19/2037 •		632	593
1.069% due 11/19/2035 •		489	420
1.129% due 06/20/2035 ~		339	332

Hawaii Hotel Trust
1.547% due 05/15/2038 •		15,550	15,440

HomeBanc Mortgage Trust
1.117% due 10/25/2035 •		31	31

HPLY Trust
1.397% due 11/15/2036 •		2,528	2,492

IndyMac INDA Mortgage Loan Trust
2.740% due 11/25/2035 ^~		126	107

IndyMac INDX Mortgage Loan Trust
0.877% due 07/25/2036 •		768	752

InTown Hotel Portfolio Trust
1.497% due 01/15/2033 •		2,500	2,490

JP Morgan Alternative Loan Trust
6.810% due 08/25/2036 ^þ		1,477	1,431

JP Morgan Chase Commercial Mortgage Securities Trust
1.397% due 09/15/2029 •		1,334	1,328

JP Morgan Mortgage Trust
2.314% due 07/25/2035 ~		40	41
2.585% due 04/25/2035 ~		3	3

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	21

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Adjustable Rate Mortgages Trust
2.759% due 11/21/2034 ~		$105	$105

MBRT
1.497% due 11/15/2036 ~		3,600	3,568

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.137% due 09/15/2030 •		69	69

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.877% due 06/15/2030 •		4	4

Merrill Lynch Mortgage Investors Trust
1.955% due 05/25/2036 ~		3	3
2.054% due 12/25/2034 ~		49	49
3.037% due 06/25/2035 ~		141	143

MFA Trust
4.112% due 12/25/2066 ~		5,200	5,193

One New York Plaza Trust
1.347% due 01/15/2036 •		14,400	14,201

Ready Capital Mortgage Financing LLC
1.756% due 01/25/2037 •		1,700	1,702

Residential Accredit Loans, Inc. Trust
0.817% due 06/25/2046 ~		100	27
6.000% due 09/25/2036 ^		425	385
6.000% due 09/25/2036		163	148

Residential Asset Securitization Trust
6.500% due 09/25/2036 ^		7,290	3,717

Structured Adjustable Rate Mortgage Loan Trust
1.181% due 11/25/2034 •		529	511

Structured Asset Mortgage Investments Trust
0.877% due 05/25/2036 •		56	54
1.129% due 05/19/2035 •		37	35

Tharaldson Hotel Portfolio Trust
1.340% due 11/11/2034 •		2,135	2,107

Thornburg Mortgage Securities Trust
3.311% due 03/25/2037 ^•		1,878	1,731

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •	GBP	5,192	6,848

WaMu Mortgage Pass-Through Certificates Trust
1.197% due 11/25/2034 •		$163	157
1.197% due 01/25/2045 •		261	259
1.257% due 01/25/2045 ~		198	196
2.402% due 10/25/2034 ~		25	24
2.610% due 06/25/2034 ~		28	27
2.748% due 01/25/2035 ~		33	33

Wells Fargo Mortgage-Backed Securities Trust
2.885% due 04/25/2036 ~		171	166

Total Non-Agency Mortgage-Backed Securities (Cost $124,751)			121,169

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 5.8%

ACE Securities Corp. Home Equity Loan Trust
1.327% due 05/25/2035 •		$745	$740
1.357% due 12/25/2034 •		419	406

American Money Management Corp. CLO Ltd.
1.218% due 04/14/2029 •		921	918

Asset-Backed Securities Corp. Home Equity Loan Trust
0.687% due 11/25/2036 •		5,873	5,694

Atlas Senior Loan Fund Ltd.
1.339% due 04/22/2031 •		1,000	993

Atrium Corp.
1.089% due 04/22/2027 •		2,545	2,531

Bear Stearns Asset-Backed Securities Trust
1.117% due 02/25/2036 •		7,641	7,351
1.457% due 09/25/2046 •		295	276

Benefit Street Partners CLO Ltd.
1.354% due 01/20/2031 •		700	697

Carlyle Global Market Strategies CLO Ltd.
1.241% due 01/15/2031 •		3,055	3,037
1.594% due 07/20/2032 •		500	499

Carvana Auto Receivables Trust
2.310% due 12/11/2028		30,298	30,148

CIFC Funding Ltd.
1.054% due 01/20/2028 •		683	683
1.421% due 11/16/2030 •		700	699

Countrywide Asset-Backed Certificates
1.492% due 12/25/2035 •		2,314	2,282

Countrywide Asset-Backed Certificates Trust
2.182% due 11/25/2034 •		2,519	2,499

Countrywide Asset-Backed Certificates Trust, Inc.
1.237% due 11/25/2034 •		150	149
1.312% due 08/25/2034 •		39	38

Credit Acceptance Auto Loan Trust
1.370% due 07/16/2029		12,900	12,780

Dryden Euro CLO BV
1.470% due 10/15/2032	EUR	3,000	3,323

Dryden Senior Loan Fund
1.586% due 05/15/2032 •		$500	496

Fortress Credit Investments Ltd.
1.933% due 12/17/2026 ~		4,000	4,002

Fremont Home Loan Trust
0.597% due 01/25/2037 •		1,684	1,071
0.697% due 10/25/2036 ~		5,675	3,007

FS Rialto Issuer LLC
2.200% due 01/19/2039 •		7,400	7,407

GSAMP Trust
0.657% due 11/25/2036 •		782	450

Halseypoint Clo Ltd.
1.749% due 11/30/2032 •		1,000	995

22	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hertz Vehicle Financing LLC
3.370% due 03/25/2025		$20,900	$20,905

HGI CRE CLO Ltd.
1.859% due 01/19/2027 ~		3,100	3,104

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.507% due 11/25/2034 •		175	172

Jubilee CLO DAC
0.298% due 12/15/2029 ~	EUR	1,611	1,775

KREF Ltd.
1.780% due 02/17/2039 •		$1,000	995

KVK CLO Ltd.
1.138% due 01/14/2028 •		58	58

LendingPoint Pass-Through Trust
3.250% due 04/15/2028 «		11,600	11,503
4.000% due 05/15/2028 «		19,400	19,405

LoanCore Issuer Ltd.
1.697% due 07/15/2036 •		500	495

Madison Park Funding Ltd.
0.991% due 04/15/2029 •		1,295	1,289

Massachusetts Educational Financing Authority
1.208% due 04/25/2038 •		474	474

Morgan Stanley ABS Capital, Inc. Trust
1.492% due 07/25/2035 •		5,889	5,837

Navient Private Education Refi Loan Trust
0.940% due 07/15/2069		11,445	10,813

North Carolina State Education Assistance Authority
1.257% due 07/25/2039 •		3,020	3,006

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
1.217% due 12/25/2035 •		4,179	4,166

Option One Mortgage Loan Trust
0.597% due 01/25/2037 •		1,881	1,445
0.597% due 03/25/2037 •		1,561	1,165

OZLM Ltd.
1.549% due 10/30/2030 •		1,187	1,188

Pagaya AI Debt Selection Trust
1.150% due 05/15/2029		13,944	13,664
2.030% due 10/15/2029		6,150	6,040

Palmer Square Loan Funding Ltd.
1.830% due 02/20/2028 •		3,411	3,404

Rad CLO Ltd.
1.379% due 07/24/2032 •		1,700	1,686

Regatta Funding Ltd.
1.491% due 10/17/2030 •		1,450	1,444

Saxon Asset Securities Trust
0.767% due 09/25/2037 •		675	659

SLM Student Loan Trust
1.758% due 04/25/2023 •		1,611	1,615

SMB Private Education Loan Trust
1.197% due 02/15/2036 •		4,343	4,329

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.307% due 09/15/2054 •		$400	$399

Sound Point CLO Ltd.
1.391% due 04/18/2031 •		1,400	1,395

Soundview Home Loan Trust
1.407% due 10/25/2037 •		871	786

Structured Asset Securities Corp. Mortgage Loan Trust
1.731% due 04/25/2035 •		55	55

Symphony CLO Ltd.
1.441% due 04/15/2028 •		7,400	7,357

TICP CLO Ltd.
1.094% due 04/20/2028 •		9,161	9,136

TPG Real Estate Finance Issuer Ltd.
1.700% due 02/15/2039 •		3,200	3,180

Upstart Pass-Through Trust Series
3.800% due 04/20/2030 «		1,300	1,291

Venture CLO Ltd.
1.121% due 07/15/2027 •		452	453

VMC Finance LLC
1.950% due 02/18/2039 •		1,900	1,919

Voya CLO Ltd.
1.221% due 06/07/2030 •		1,300	1,295

Total Asset-Backed Securities (Cost $240,750)			241,073

SOVEREIGN ISSUES 1.5%

New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	3,245	2,359

United Kingdom Gilt
1.250% due 11/22/2027 (d)	GBP	34,379	57,868

Total Sovereign Issues (Cost $57,046)			60,227

		OUNCES
COMMODITIES 5.8%

Gold Warehouse Receipts		123,881	241,363

Total Commodities (Cost $202,444)			241,363

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	23

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 67.4%

REPURCHASE AGREEMENTS (e) 18.8%

			$776,323

ISRAEL TREASURY BILLS 0.1%
0.061% due 11/02/2022 - 01/04/2023 (b)(c)	ILS	12,800	4,003

U.S. TREASURY BILLS 40.1%
0.342% due 04/07/2022 - 06/30/2022 (b)(c)(h)(j)		$1,653,988	1,653,035

U.S. TREASURY CASH MANAGEMENT BILLS 8.4%
0.652% due 06/14/2022 - 07/26/2022 (b)(c)(h)(j)		349,000	348,301

Total Short-Term Instruments (Cost $2,781,614)			2,781,662

Total Investments in Securities (Cost $4,165,161)			4,208,971

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.9%

SHORT-TERM INSTRUMENTS 6.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.9%

PIMCO Short Asset Portfolio	27,329,984	$269,419

PIMCO Short-Term Floating NAV Portfolio III	1,481,543	14,386

Total Short-Term Instruments (Cost $287,727)		283,805

Total Investments in Affiliates (Cost $287,727)		283,805

Total Investments 108.9% (Cost $4,452,888)		$4,492,776

Financial Derivative Instruments (g)(i) 7.0% (Cost or Premiums, net $2,658)		289,380

Other Assets and Liabilities, net (15.9)%		(656,305)

Net Assets 100.0%		$4,125,851

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.

24	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.270%	03/29/2022	04/05/2022	300,000	U.S. Treasury Bonds 1.125% due 05/15/2040	$(312,132)	$300,000	$300,007
	0.270	03/29/2022	04/05/2022	150,000	U.S. Treasury Bonds 1.125% - 2.750% due 05/15/2040 - 08/15/2047	(156,050)	150,000	150,003
FICC	0.010	03/31/2022	04/01/2022	63,923	U.S. Treasury Bills 0.000% due 08/04/2022	(65,202)	63,923	63,923
IND	0.280	03/31/2022	04/01/2022	262,400	U.S. Treasury Bonds 2.250% - 2.875% due 08/15/2027 - 05/15/2049	(267,216)	262,400	262,402

Total Repurchase Agreements						$(800,600)	$776,323	$776,335

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.4)%
Uniform Mortgage-Backed Security, TBA	3.500%	06/01/2052	$14,500	$(14,392)	$(14,447)

Total Short Sales (0.4)%				$(14,392)	$(14,447)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$450,010	$0	$0	$450,010	$(461,186)	$(11,176)
FICC	63,923	0	0	63,923	(65,202)	(1,279)
IND	262,402	0	0	262,402	(267,216)	(4,814)

Total Borrowings and Other Financing Transactions	$776,335	$0	$0

(f)	Securities with an aggregate market value of $2,137 and cash of $4,858 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(4,511) at a weighted average interest rate of (0.038%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	25

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CMX Gold September 2022 Futures	$2,400.000	08/25/2022	225	23	$(605)	$(500)
Put - LME Copper December 2022 Futures	8,050.000	12/07/2022	10	0	(138)	(58)
Call - NYMEX Crude May 2022 Futures	100.000	04/14/2022	96	96	(209)	(485)
Call - NYMEX Crude May 2022 Futures	102.000	04/14/2022	96	96	(194)	(399)
Put - NYMEX Natural Gas January 2023 Futures	5.000	12/27/2022	52	520	(473)	(332)
Put - NYMEX Natural Gas March 2023 Futures	4.250	02/23/2023	52	520	(444)	(328)
Put - NYMEX Natural Gas November 2022 Futures	4.000	10/26/2022	48	480	(134)	(76)
Call - NYMEX Natural Gas November 2022 Futures	10.000	10/26/2022	48	480	(108)	(127)

Total Written Options					$(2,305)	$(2,305)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Arabica Coffee September Futures	09/2022	13	$1,100	$(84)	$22	$0
Brent 1st Line vs. Dubai 1st Line April Futures	04/2022	4	9	(8)	0	(3)
Brent 1st Line vs. Dubai 1st Line April Futures	04/2023	37	109	58	0	(2)
Brent 1st Line vs. Dubai 1st Line August Futures	08/2023	37	105	53	0	(1)
Brent 1st Line vs. Dubai 1st Line December Futures	12/2023	37	102	51	0	(2)
Brent 1st Line vs. Dubai 1st Line February Futures	02/2023	37	114	62	1	(4)
Brent 1st Line vs. Dubai 1st Line January Futures	01/2023	37	119	68	1	(5)
Brent 1st Line vs. Dubai 1st Line July Futures	07/2023	37	105	53	0	(1)
Brent 1st Line vs. Dubai 1st Line June Futures	06/2023	37	105	54	0	0
Brent 1st Line vs. Dubai 1st Line March Futures	03/2023	37	112	60	0	(3)
Brent 1st Line vs. Dubai 1st Line May Futures	05/2023	37	107	56	0	0
Brent 1st Line vs. Dubai 1st Line November Futures	11/2023	37	104	53	0	(1)
Brent 1st Line vs. Dubai 1st Line October Futures	10/2023	37	105	53	0	(1)
Brent 1st Line vs. Dubai 1st Line September Futures	09/2023	37	105	53	0	(1)
Brent Crude December Futures	10/2023	378	32,818	(40)	0	(162)
Brent Crude June Futures	04/2022	122	12,775	(786)	0	(751)
Brent Crude June Futures	04/2023	156	14,113	35	0	(208)
Brent Crude June Futures	04/2024	89	7,447	(22)	3	(34)
California Carbon Allowance Vintage December Futures	12/2022	2,402	74,678	3,589	0	(769)
Cocoa July Futures	07/2022	108	2,902	113	1	0
Copper July Futures	07/2022	39	4,637	91	1	0
Corn September Futures	09/2022	55	1,915	131	63	0
Cotton No. 2 December Futures	12/2022	30	1,669	104	0	(17)
Euro-BTP Italy Government Bond June Futures	06/2022	29	4,437	(89)	38	(3)
Euro-Mill Wheat December Futures	12/2022	499	8,957	1,288	221	0
Euro-Mill Wheat September Futures	09/2022	465	8,558	919	244	0
European Climate Exchange December Futures	12/2022	39	3,300	(280)	0	(225)
Gas Oil December Futures	12/2022	116	9,988	123	0	(73)
Gas Oil December Futures	12/2023	160	12,492	(78)	104	0
Gas Oil September Futures	09/2022	11	987	195	0	(17)
Hard Red Winter Wheat July Futures	07/2022	78	4,016	(511)	0	(59)
Hard Red Winter Wheat September Futures	09/2022	16	820	8	0	(11)
Henry Hub Natural Gas April Futures	03/2023	56	564	125	9	0
Henry Hub Natural Gas August Futures	07/2023	57	569	121	7	0

26	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2022

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Henry Hub Natural Gas July Futures	06/2023	57	$567	$120	$7	$0
Henry Hub Natural Gas June Futures	05/2023	56	551	112	6	0
Henry Hub Natural Gas May Futures	04/2023	57	556	109	7	0
Henry Hub Natural Gas October Futures	09/2023	57	571	124	7	0
Henry Hub Natural Gas September Futures	08/2023	56	557	117	7	0
Iron Ore July Futures	07/2022	508	8,122	453	0	(8)
Live Cattle June Futures	06/2022	189	10,367	(237)	0	(66)
Natural Gas April Futures	03/2023	10	536	61	62	(1)
Natural Gas August Futures	07/2023	10	474	(17)	0	(17)
Natural Gas July Futures	06/2023	10	474	(17)	0	(17)
Natural Gas June Futures	05/2023	10	453	(22)	0	(22)
Natural Gas March Futures	02/2023	350	18,410	1,368	187	(11)
Natural Gas May Futures	04/2023	10	485	(6)	0	(6)
Natural Gas September Futures	08/2022	23	1,318	197	8	0
Natural Gas September Futures	08/2023	10	465	(10)	0	(10)
New York Harbor September Futures	08/2022	10	1,256	198	0	(42)
Nickel July Futures	07/2022	6	1,156	164	173	(9)
Palladium June Futures	06/2022	3	677	(74)	4	0
Platinum July Futures	07/2022	6	299	(13)	0	(2)
RBOB Gasoline September Futures	08/2022	12	1,448	170	0	(59)
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line April Futures	04/2023	10	(62)	(11)	11	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line August Futures	08/2023	10	(59)	(9)	10	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line December Futures	12/2022	94	(602)	(431)	82	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line December Futures	12/2023	10	(59)	(8)	5	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line February Futures	02/2023	10	(65)	(14)	10	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line January Futures	01/2023	10	(65)	(14)	9	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line July Futures	07/2023	10	(60)	(9)	12	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line June Futures	06/2023	10	(60)	(10)	14	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line March Futures	03/2023	10	(63)	(12)	11	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line May Futures	05/2023	10	(61)	(11)	12	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line November Futures	11/2022	94	(559)	(388)	114	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line November Futures	11/2023	10	(59)	(8)	6	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line October Futures	10/2022	94	(562)	(391)	132	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line October Futures	10/2023	10	(60)	(10)	7	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line September Futures	09/2023	10	(60)	(9)	9	0
Soybean Meal December Futures	12/2022	41	1,687	(2)	0	(51)
Soybean Meal July Futures	07/2022	498	22,878	(112)	0	(374)
Soybean November Futures	11/2022	384	27,274	(339)	0	(940)
Soybean Oil December Futures	12/2022	26	991	(23)	0	(32)
U.S. Treasury 5-Year Note June Futures	06/2022	345	39,567	(1,060)	49	0
U.S. Treasury 30-Year Bond June Futures	06/2022	126	18,908	(535)	79	0
WTI Crude December Futures	11/2022	1,560	139,776	18,367	0	(5,086)
WTI Crude June Futures	05/2022	593	58,422	(1,124)	0	(2,386)
WTI Crude June Futures	05/2023	826	69,888	98	0	(1,155)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	27

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
WTI Crude May Futures	04/2022	123	$12,334	$(837)	$0	$(927)
WTI Crude September Futures	08/2022	74	6,906	(76)	0	(364)
WTI Houston (Argus) vs. WTI Trade April Futures	03/2023	17	27	(2)	0	0
WTI Houston (Argus) vs. WTI Trade August Futures	07/2023	17	27	(2)	0	(1)
WTI Houston (Argus) vs. WTI Trade December Futures	11/2023	17	27	(2)	0	(1)
WTI Houston (Argus) vs. WTI Trade February Futures	01/2023	17	26	(3)	0	(1)
WTI Houston (Argus) vs. WTI Trade January Futures	12/2022	17	26	(3)	0	(1)
WTI Houston (Argus) vs. WTI Trade July Futures	06/2023	17	27	(2)	0	0
WTI Houston (Argus) vs. WTI Trade June Futures	05/2023	17	27	(2)	0	0
WTI Houston (Argus) vs. WTI Trade March Futures	02/2023	17	26	(3)	0	(1)
WTI Houston (Argus) vs. WTI Trade May Futures	04/2023	17	27	(2)	0	0
WTI Houston (Argus) vs. WTI Trade November Futures	10/2023	17	27	(2)	0	0
WTI Houston (Argus) vs. WTI Trade October Futures	09/2023	17	27	(2)	0	0
WTI Houston (Argus) vs. WTI Trade September Futures	08/2023	17	27	(2)	0	0
WTI-Brent April Futures	04/2023	17	(91)	(3)	0	(6)
WTI-Brent August Futures	08/2023	17	(93)	(5)	0	(6)
WTI-Brent December Futures	12/2023	17	(89)	(2)	0	(5)
WTI-Brent February Futures	02/2023	17	(87)	0	0	(6)
WTI-Brent January Futures	01/2023	17	(87)	1	0	(6)
WTI-Brent July Futures	07/2023	17	(93)	(6)	0	(6)
WTI-Brent June Futures	06/2023	17	(93)	(6)	0	(6)
WTI-Brent March Futures	03/2023	17	(90)	(3)	0	(6)
WTI-Brent May Futures	05/2023	17	(91)	(4)	0	(7)
WTI-Brent November Futures	11/2023	17	(90)	(2)	0	(5)
WTI-Brent October Futures	10/2023	17	(91)	(4)	0	(6)
WTI-Brent September Futures	09/2023	17	(93)	(5)	0	(6)
Zinc July Futures	07/2022	14	1,460	107	107	0

				$21,478	$1,862	$(14,014)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum July Futures	07/2022	53	$(4,628)	$(94)	$1	$(95)
Arabica Coffee July Futures	07/2022	44	(3,736)	(88)	0	(75)
Brent 1st Line vs. Dubai 1st Line August Futures	08/2022	34	(126)	(26)	6	0
Brent 1st Line vs. Dubai 1st Line December Futures	12/2022	22	(74)	(18)	3	0
Brent 1st Line vs. Dubai 1st Line July Futures	07/2022	34	(138)	(38)	7	(4)
Brent 1st Line vs. Dubai 1st Line June Futures	06/2022	42	(184)	(73)	17	0
Brent 1st Line vs. Dubai 1st Line May Futures	05/2022	149	(633)	74	73	0
Brent 1st Line vs. Dubai 1st Line November Futures	11/2022	22	(74)	(18)	4	0
Brent 1st Line vs. Dubai 1st Line October Futures	10/2022	22	(74)	(18)	4	0
Brent 1st Line vs. Dubai 1st Line September Futures	09/2022	34	(116)	(15)	10	0
Brent Crude December Futures	10/2022	1,845	(176,216)	(647)	5,374	0
Brent Crude December Futures	10/2024	362	(29,470)	(528)	0	(243)
Brent Crude September Futures	07/2022	79	(7,855)	50	343	0
Call Options Strike @ USD 102.000 on Brent Crude June 2022 Futures(1)	04/2022	96	(757)	(524)	497	0
Call Options Strike @ USD 103.000 on Brent Crude June 2022 Futures(1)	04/2022	48	(354)	(244)	242	0
Call Options Strike @ USD 104.000 on Brent Crude June 2022 Futures(1)	04/2022	48	(332)	(226)	235	0
Cocoa September Futures	09/2022	19	(512)	(7)	0	(1)
Copper December Futures	12/2022	1	(259)	(9)	0	(9)
Corn July Futures	07/2022	683	(25,032)	(1,043)	0	(444)
Euro-Bund 10-Year Bond June Futures	06/2022	64	(11,233)	359	15	(106)

28	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2022

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Gold 100 oz. June Futures	06/2022	1,330	$(259,882)	$(3,542)	$0	$(1,995)
Lead July Futures	07/2022	7	(423)	(21)	0	(21)
Lean Hogs June Futures	06/2022	170	(8,203)	(522)	245	0
Natural Gas February Futures	01/2023	208	(77,936)	(26,790)	0	(4,331)
Natural Gas January Futures	12/2022	409	(91,983)	(29,371)	16	(4,408)
Natural Gas July Futures	06/2022	76	(4,375)	(547)	0	(32)
Natural Gas June Futures	05/2022	30	(2,995)	(425)	0	(395)
Natural Gas June Futures	05/2022	15	(1,796)	(207)	0	(222)
Natural Gas March Futures	02/2023	208	(75,388)	(26,905)	0	(4,613)
Natural Gas October Futures	09/2022	179	(10,275)	(1,270)	0	(68)
Put Options Strike @ USD 75.000 on Brent Crude June 2023 Futures(1)	04/2023	209	(1,843)	(38)	0	(46)
Silver July Futures	07/2022	12	(1,512)	(7)	0	(1)
Soybean July Futures	07/2022	205	(16,380)	35	445	0
Soybean Oil July Futures	07/2022	51	(2,100)	79	62	0
Sugar No. 11 Octomber Futures	09/2022	57	(1,235)	(101)	4	0
U.S. Treasury 10-Year Note June Futures	06/2022	718	(88,224)	1,854	0	(179)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	306	(54,200)	2,155	0	(325)
United Kingdom Long Gilt June Futures	06/2022	339	(53,987)	502	53	(187)
United Kingdom National Balancing Point Gas August Futures	07/2022	79	(31,747)	(9,224)	0	(1,420)
United Kingdom National Balancing Point Gas December Futures	11/2022	79	(31,754)	(7,951)	0	(1,066)
United Kingdom National Balancing Point Gas February Futures	01/2023	79	(31,449)	(7,402)	0	(1,000)
United Kingdom National Balancing Point Gas January Futures	12/2022	79	(31,748)	(7,763)	0	(1,063)
United Kingdom National Balancing Point Gas July Futures	06/2022	79	(31,742)	(9,251)	0	(1,571)
United Kingdom National Balancing Point Gas June Futures	05/2022	79	(31,566)	(9,051)	0	(1,506)
United Kingdom National Balancing Point Gas March Futures	02/2023	79	(29,170)	(6,552)	0	(989)
United Kingdom National Balancing Point Gas May Futures	04/2022	79	(31,134)	(8,540)	0	(1,340)
United Kingdom National Balancing Point Gas November Futures	10/2022	79	(31,344)	(7,865)	0	(1,164)
United Kingdom National Balancing Point Gas October Futures	09/2022	79	(30,916)	(8,132)	0	(1,394)
United Kingdom National Balancing Point Gas September Futures	08/2022	79	(31,835)	(9,186)	0	(1,304)
Wheat December Futures	12/2022	181	(8,803)	(968)	165	0
Wheat July Futures	07/2022	253	(12,675)	1,521	266	0
Wheat September Futures	09/2022	156	(7,714)	(238)	150	0
WTI Crude December Futures	11/2022	136	(12,186)	145	145	0
WTI Crude December Futures	11/2023	226	(18,329)	392	202	0
WTI Crude June Futures	05/2022	859	(84,629)	(29,757)	6,150	0
WTI Crude June Futures	05/2024	373	(29,101)	(569)	94	0

				$(208,645)	$14,828	$(31,617)

Total Futures Contracts				$(187,167)	$16,690	$(45,631)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	29

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400%	Annual	12/15/2045	JPY	990	$0	$1	$1	$0	$0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		$15,700	826	(350)	476	0	(2)
Receive	CPURNSA	2.069	Maturity	07/15/2022		3,500	(67)	328	261	1	0
Pay	CPURNSA	2.243	Maturity	11/21/2026		39,000	2,165	(6,429)	(4,264)	298	0
Pay	UKRPI	3.850	Maturity	09/15/2024	GBP	38,100	2,329	(5,608)	(3,279)	0	(223)
Pay	UKRPI	3.350	Maturity	05/15/2030		13,500	760	(3,562)	(2,802)	0	(221)
Pay	UKRPI	3.475	Maturity	08/15/2030		35,700	371	(9,015)	(8,644)	0	(554)

Total Swap Agreements							$6,384	$(24,635)	$(18,251)	$299	$(1,000)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(2)			Market Value	Variation Margin Liability(2)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$16,776	$299	$17,075	$(2,305)	$(46,653)	$(1,000)	$(49,958)

(h)

Securities with an aggregate market value of $357,865 and cash of $7,701 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022.

(1)	Future styled option.
(2)	Unsettled variation margin asset of $86 and liability of $(1,022) for closed futures is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2022		GBP	266	$		350	$1	$0
	05/2022		EUR	861			959	5	0
	05/2022	$		1,833		EUR	1,662	8	0
	07/2022		EUR	2,110	$		2,350	9	(1)
	07/2022	$		643		EUR	530	0	(54)
	09/2022			4,536			4,055	5	(21)
BPS	04/2022		EUR	3,020	$		3,274	0	(67)
	04/2022		GBP	5,621			7,536	152	0
	04/2022		NZD	3,374			2,284	0	(55)
	04/2022	$		1,094		GBP	828	0	(7)
	05/2022		CAD	439	$		346	0	(5)
	05/2022		EUR	24,243			27,490	631	0
	05/2022	$		5,373		EUR	4,805	2	(51)

30	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2022		EUR	2,040	$		2,334	$68	$0
	07/2022		MXN	503			24	0	(1)
	07/2022	$		4,340		EUR	3,727	0	(203)
BRC	05/2022			651			580	0	(8)
	11/2022		ILS	7,899	$		2,474	0	(23)
CBK	01/2023			4,893			1,553	1	0
DUB	09/2022	$		454		EUR	410	3	0
GLM	05/2022		EUR	569	$		632	2	0
	07/2022			4,091			5,071	530	0
	07/2022	$		10,650		EUR	8,723	0	(966)
	10/2022		EUR	166	$		189	4	0
	11/2022	$		800		EUR	648	0	(75)
	12/2022		EUR	1,192	$		1,484	148	0
HUS	04/2022		GBP	30,192			39,709	118	(70)
	04/2022	$		32,247		EUR	29,265	128	0
	04/2022			2,410		GBP	1,842	9	0
	05/2022			789		EUR	716	4	0
	07/2022		EUR	1,198	$		1,488	158	0
	07/2022	$		6,688		EUR	5,486	0	(598)
	12/2022			8,899			7,801	0	(149)
JPM	04/2022		EUR	156	$		176	4	0
	05/2022			154			174	4	0
	06/2022			146			166	4	0
	07/2022			8,813			10,356	573	0
	07/2022	$		2,899		EUR	2,437	0	(194)
	08/2022		EUR	153	$		174	4	0
	09/2022			150			171	4	0
	09/2022	$		1,713		EUR	1,501	5	(44)
	11/2022		EUR	166	$		190	4	0
	12/2022			176			201	4	0
MYI	04/2022			33,383			37,174	244	0
	05/2022			1,206			1,340	4	0
	05/2022	$		37,206		EUR	33,383	0	(245)
	09/2022			218			193	0	(3)
RBC	07/2022			8,903			7,545	0	(527)
	09/2022			834			755	8	0
SCX	04/2022		GBP	48,295	$		64,817	1,374	0
	04/2022	$		8,028		EUR	7,138	0	(131)
	05/2022		GBP	81,704	$		107,555	245	0

Total Forward Foreign Currency Contracts								$4,467	$(3,498)

PURCHASED OPTIONS:

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount(1)	Cost(2)	Market Value
BOA	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	06/16/2023	867	$106	$123
MYC	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000	06/16/2023	1,300	160	184

Total Purchased Options					$266	$307

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	31

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC Copper December 2022 Futures	$7,900.000	12/07/2022	1	$(234)	$(92)
	Put - OTC Copper December 2022 Futures	8,000.000	12/07/2022	1	(583)	(249)

					$(817)	$(341)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	10,900	$(496)	$(205)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	18,600	(135)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	12,800	(89)	0

						$(720)	$(205)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC BCOMTR Index	109.225	06/23/2022	101	$(132)	$(101)
	Call - OTC GOLDLNPM Index	2,500.000	03/28/2023	11	(627)	(588)
MYC	Call - OTC BCOMTR Index	130.560	02/08/2023	8	(14)	(56)
UAG	Call - OTC BCOMTR Index	119.900	01/20/2023	487	(1,829)	(5,557)

					$(2,602)	$(6,302)

Total Written Options					$(4,139)	$(6,848)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CIB	Receive	GOLDLNPM Index	$1,915.431	Maturity	05/27/2022	4,100	$0	$145	$145	$0
GST	Receive	EURMARGIN CAL23	7.940	Maturity	12/31/2023	50,400	0	100	100	0
	Receive	GOLDLNPM Index	1,978.000	Maturity	03/28/2023	2,464	0	16	16	0
	Receive	LASA F23	30.329	Maturity	01/31/2023	790,000	0	7,690	7,690	0
	Receive	LASA G23	30.409	Maturity	02/28/2023	790,000	0	7,318	7,318	0
	Receive	LASA H23	28.599	Maturity	03/31/2023	790,000	0	6,467	6,467	0
	Receive	LASA K22	28.569	Maturity	05/31/2022	790,000	0	8,557	8,557	0
	Receive	LASA M22	28.469	Maturity	06/30/2022	790,000	0	9,061	9,061	0
	Receive	LASA N22	28.439	Maturity	07/31/2022	790,000	0	9,251	9,251	0
	Receive	LASA Q22	28.479	Maturity	08/31/2022	790,000	0	9,212	9,212	0
	Receive	LASA U22	28.639	Maturity	09/30/2022	790,000	0	9,162	9,162	0
	Receive	LASA V22	28.809	Maturity	10/31/2022	790,000	0	8,100	8,100	0
	Receive	LASA X22	29.689	Maturity	11/30/2022	790,000	0	7,821	7,821	0
	Receive	LASA Z22	30.099	Maturity	12/31/2022	790,000	0	7,891	7,891	0
	Pay	LLSMEH 1H22	1.000	Maturity	06/30/2022	40,200	0	15	15	0
	Pay	LLSMEH 2H22	1.000	Maturity	12/31/2022	40,200	0	15	15	0

32	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2022

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit		Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Pay	LLSMEH CAL22		$1.000	Maturity	12/31/2022	36,000	$0	$14	$14	$0
	Receive	TMRA F23		24.506	Maturity	01/31/2023	2,080,000	0	28,737	28,737	0
	Receive	TMRA G23		24.546	Maturity	02/28/2023	2,080,000	0	26,707	26,707	0
	Receive	TMRA H23		23.266	Maturity	03/31/2023	2,080,000	0	26,778	26,778	0
JPM	Receive	EURMARGIN CAL23		8.030	Maturity	12/31/2023	67,200	5	123	128	0
	Pay	GCM2		1,922.400	Maturity	05/25/2022	47,400	0	(1,497)	0	(1,497)
	Receive	GOLDLNPM Index		1,924.540	Maturity	05/30/2022	1,000	0	26	26	0
	Receive	GOLDLNPM Index		1,889.912	Maturity	11/29/2022	5,600	0	437	437	0
	Pay	LLSMEH 1H22		1.050	Maturity	06/30/2022	12,000	0	5	5	0
	Receive	MEHCO CAL22		2.820	Maturity	12/31/2022	113,400	(1)	(57)	0	(58)
	Receive	MEHCO CAL22		2.300	Maturity	12/31/2022	40,500	0	(41)	0	(41)
MAC	Receive	LLSCO CAL22		2.800	Maturity	12/31/2022	41,400	12	(8)	4	0
	Receive	LNK2		48,093.000	Maturity	05/16/2022	208	0	(3,322)	0	(3,322)
	Pay	LNK2		28,800.000	Maturity	05/16/2022	93	0	(307)	0	(307)
	Pay	LNK2		31,784.000	Maturity	05/16/2022	32	0	(10)	0	(10)
	Pay	LNK2		32,230.000	Maturity	05/16/2022	84	0	11	11	0
	Receive	LNM2		47,986.000	Maturity	06/13/2022	52	0	(824)	0	(824)
	Pay	LNM2		28,933.330	Maturity	06/13/2022	45	0	(142)	0	(142)
	Pay	LNM2		31,791.000	Maturity	06/13/2022	5	0	(1)	0	(1)
	Receive	LNQ2		47,621.000	Maturity	08/15/2022	137	0	(2,121)	0	(2,121)
	Pay	LNQ2		28,610.000	Maturity	08/15/2022	3	0	(12)	0	(12)
	Pay	LNQ2		31,806.000	Maturity	08/15/2022	12	0	(3)	0	(3)
	Pay	LNQ2		32,215.000	Maturity	08/15/2022	119	0	13	13	0
	Receive	LNU2		47,481.000	Maturity	09/19/2022	34	0	(525)	0	(525)
	Pay	LNU2		31,803.000	Maturity	09/19/2022	2	0	(1)	0	(1)
	Pay	LNU2		32,190.000	Maturity	09/19/2022	30	0	3	3	0
MEI	Receive	GOLDLNPM Index		1,916.432	Maturity	05/27/2022	7,700	0	264	264	0
MYC	Receive	EURMARGIN 1H22		6.210	Maturity	06/30/2022	20,400	0	288	288	0
	Receive	EURMARGIN CAL23		8.000	Maturity	12/31/2023	46,800	0	90	90	0
	Receive	EURMARGIN F2-M2		6.200	Maturity	06/30/2022	20,400	0	289	289	0
	Receive	LLSCO CAL22		2.500	Maturity	12/31/2022	41,400	0	(9)	0	(9)
	Receive	LLSCO CAL22		2.100	Maturity	12/31/2022	114,300	0	(70)	0	(70)
	Receive	MEHCO CAL22		2.680	Maturity	12/31/2022	19,800	0	(13)	0	(13)
	Receive	MEHCO CAL22		2.360	Maturity	12/31/2022	22,500	0	(22)	0	(22)
	Receive	MEHCO CAL22		2.350	Maturity	12/31/2022	25,200	0	(25)	0	(25)
	Receive	MEHCO CAL22		2.330	Maturity	12/31/2022	25,200	0	(25)	0	(25)
	Receive	MEHCO CAL22		2.300	Maturity	12/31/2022	28,800	0	(29)	0	(29)
	Receive	MEHCO CAL22		2.200	Maturity	12/31/2022	39,600	0	(44)	0	(44)
	Receive	MEHCO CAL22		2.150	Maturity	12/31/2022	20,700	0	(24)	0	(24)
	Receive	TTFNBP 2Q3Q22	GBP	1.440	Maturity	09/30/2022	1,647,000	0	164	164	0

								$16	$165,638	$174,779	$(9,125)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	$108	$(3)	$4	$1	$0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	3,100	(139)	156	17	0
MYC	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	88	(3)	3	0	0

						$(145)	$163	$18	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	33

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	EMSMF Index «	N/A	0.250%	Maturity	12/19/2022	EUR 50,000	$0	$149	$149	$0
	Receive	EMSMF Index «	N/A	0.252%	Maturity	12/19/2022	100,000	0	208	208	0
	Receive	BCOMF2T Index	41,347	0.745% (3-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	05/16/2022	$ 27,055	0	729	729	0
	Receive	CSIXTR Index	4,542	0.795% (3-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	05/16/2022	31,357	0	(652)	0	(652)
	Receive	BCOMF1NTC Index	271,752	0.120%	Monthly	02/15/2023	34,626	0	112	112	0
	Receive	BCOMF1TC Index	362,965	0.745% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	40,931	0	959	959	0
	Receive	BCOMTR Index	81,231	0.725% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	21,160	0	435	435	0
	Receive	CSIXTR Index	22,664	0.795% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	147,506	0	5,697	5,697	0
CBK	Pay	CSIXTR Index	11,000	0.795% (3-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	05/16/2022	74,909	0	560	560	0
	Receive	CSIXTR Index	16,588	0.795% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	107,960	0	4,169	4,169	0
CIB	Receive	BCOMTR Index	77,486	0.725% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	20,184	0	415	415	0
	Receive	CSIXTR Index	29,682	0.795% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	193,181	0	7,461	7,461	0
FBF	Receive	CSIXTR Index	92,597	0.745% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	602,646	0	23,288	23,288	0
GST	Pay	CSIXTR Index	5,363	0.775% (3-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	05/16/2022	35,351	0	(901)	0	(901)
	Receive	BCOMF1TC Index	44,060	0.745% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	18,409	0	431	431	0
	Receive	BCOMTR Index	168,082	0.735% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	43,783	0	900	900	0
	Receive	CMDSKEWLS Index	111,625	0.250%	Monthly	02/15/2023	24,754	0	2,285	2,285	0
	Receive	CSIXTR Index	126,130	0.775% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	820,888	0	31,711	31,711	0

34	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2022

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Pay	CSIXTR Index	2,773	0.785% (3-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	05/16/2022	$17,934	$0	$(811)	$0	$(811)
	Receive	JMABNIC5 Index	45,301	0.000%	Maturity	05/16/2022	8,792	0	(341)	0	(341)
	Receive	EMSMF Index «	N/A	0.750%	Maturity	12/28/2022	50,000	0	327	327	0
	Receive	EMSMF Index «	N/A	0.800%	Maturity	12/28/2022	40,000	0	200	200	0
	Receive	JMABFNJ2 Index	90,192	0.000%	Monthly	12/30/2022	8,811	0	0	0	0
	Pay	BCOMTR Index	3,287,762	0.735% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	01/17/2023	856,422	0	(17,602)	0	(17,602)
	Receive	BCOMF1TC Index(9)	3,599,325	0.755% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	786,549	0	18,431	18,431	0
	Receive	CSIXTR Index	95,612	0.785% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	622,269	635	23,401	24,036	0
	Receive	JMABNIC5 Index(10)	403,294	0.000%	Monthly	02/15/2023	75,433	0	(198)	0	(198)
MAC	Receive	PIMCODBU Index	4,500	0.026%	Monthly	06/15/2022	723	0	(17)	0	(17)
	Receive	BCOMTR Index	29,122	0.735% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	7,586	0	156	156	0
	Receive	CSIXTR Index	58,766	0.785% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	382,466	0	14,773	14,773	0
	Receive	PIMCODB Index(11)	544,387	0.000%	Monthly	02/15/2023	94,252	0	5,931	5,931	0
MEI	Receive	CSIXTR Index	11,820	0.795% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	76,925	0	2,971	2,971	0
MYC	Receive	BCOMTR Index	7,070	0.000%	Maturity	01/26/2023	754	0	10	10	0
	Receive	BCOMTR Index	42,296	0.000%	Maturity	02/08/2023	4,606	746	(90)	656	0
RBC	Receive	CSIXTR Index	37,882	0.795% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	246,546	0	9,522	9,522	0
SOG	Receive	CSIXTR Index	88,380	0.755% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	575,202	0	22,225	22,225	0
UAG	Receive	BCOMTR Index	248,723	0.000%	Maturity	01/20/2023	27,142	1,200	2,602	3,802	0

								$2,581	$159,446	$182,549	$(20,522)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	GOLDLNPM Index(7)	6.970%	Maturity	08/02/2024	$4,105	$0	$51	$51	$0
UAG	Pay	GOLDLNPM Index(7)	5.153	Maturity	12/05/2022	7,731	0	85	85	0

							$0	$136	$136	$0

Total Swap Agreements							$2,452	$325,383	$357,482	$(29,647)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	35

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$28	$123	$0	$151	$(76)	$0	$0	$(76)	$75	$142	$217
BPS	853	0	8,289	9,142	(389)	0	(652)	(1,041)	8,101	(14,330)	(6,229)
BRC	0	0	0	0	(31)	0	0	(31)	(31)	0	(31)
CBK	1	0	4,729	4,730	0	0	0	0	4,730	(5,900)	(1,170)
CIB	0	0	8,021	8,021	0	0	0	0	8,021	(14,560)	(6,539)
DUB	3	0	18	21	0	0	0	0	21	0	21
FBF	0	0	23,288	23,288	0	0	0	0	23,288	(41,600)	(18,312)
GLM	684	0	0	684	(1,041)	(205)	0	(1,246)	(562)	0	(562)
GST	0	0	208,239	208,239	0	(1,030)	(901)	(1,931)	206,308	(203,370)	2,938
HUS	417	0	0	417	(817)	0	0	(817)	(400)	341	(59)
JPM	606	0	43,641	44,247	(238)	0	(20,548)	(20,786)	23,461	(41,194)	(17,733)
MAC	0	0	20,891	20,891	0	0	(7,285)	(7,285)	13,606	(26,910)	(13,304)
MBC	0	0	0	0	0	0	0	0	0	(270)	(270)
MEI	0	0	3,235	3,235	0	0	0	0	3,235	(6,210)	(2,975)
MYC	0	184	1,497	1,681	0	(56)	(261)	(317)	1,364	(3,284)	(1,920)
MYI	248	0	0	248	(248)	0	0	(248)	0	0	0
RBC	8	0	9,522	9,530	(527)	0	0	(527)	9,003	(15,944)	(6,941)
SCX	1,619	0	0	1,619	(131)	0	0	(131)	1,488	(1,430)	58
SOG	0	0	22,225	22,225	0	0	0	0	22,225	(38,090)	(15,865)
UAG	0	0	3,887	3,887	0	(5,557)	0	(5,557)	(1,670)	3,088	1,418

Total Over the Counter	$4,467	$307	$357,482	$362,256	$(3,498)	$(6,848)	$(29,647)	$(39,993)

(j)

Securities with an aggregate market value of $4,197 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)	Variance Swap
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

36	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2022

(9)	The following table represents the individual positions within the total return swap as of March 31, 2022:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum July 2022 Futures	4.2%	$32,905
Arabica Coffee July 2022 Futures	2.2	17,316
Brent Crude July 2022 Futures	7.2	56,553
Copper July 2022 Futures	4.9	38,214
Corn July 2022 Futures	5.6	43,991
Cotton No. 02 July 2022 Futures	1.4	11,218
Gas Oil July 2022 Futures	2.9	22,806
Gold 100 oz. June 2022 Futures	13.5	106,187
Hard Red Winter Wheat July 2022 Futures	1.8	14,450
Lean Hogs June 2022 Futures	2.1	16,540
Live Cattle June 2022 Futures	3.0	23,173
New York Harbor ULSD July 2022 Futures	2.2	16,890
Nickel July 2022 Futures	3.5	27,662

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
NYMEX - Natural Gas July 2022 Futures	10.3%	$80,873
RBOB Gasoline July 2022 Futures	2.3	18,458
Silver July 2022 Futures	4.4	34,946
Soybean Meal July 2022 Futures	3.2	25,504
Soybean Oil July 2022 Futures	3.1	23,958
Soybeans July 2022 Futures	5.5	43,224
Sugar No. 11 July 2022 Futures	2.4	19,238
Wheat July 2022 Futures	3.2	24,782
WTI Crude July 2022 Futures	8.1	63,983
Zinc July 2022 Futures	3.0	23,678

Total Long Futures Contracts		$786,549

Total Notional Amount		$786,549

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(10)	The following table represents the individual positions within the total return swap as of March 31, 2022:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Brent Crude September 2022 Futures	20.2%	$15,238
Cotton No. 02 May 2022 Futures	1.6	1,216
Gas Oil August 2022 Futures	3.6	2,715
Gold 100 oz. June 2022 Futures	14.9	11,205
Live Cattle June 2022 Futures	5.7	4,274
LME - Copper May 2022 Futures	6.4	4,840
New York Harbor ULSD August 2022 Futures	5.0	3,801
Nickel May 2022 Futures	4.9	3,720

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
RBOB Gasoline August 2022 Futures	5.2%	$3,901
Silver May 2022 Futures	4.9	3,678
Soybean Meal May 2022 Futures	11.2	8,475
Soybeans May 2022 Futures	13.7	10,333
Sugar No. 11 May 2022 Futures	2.7	2,048

Total Long Futures Contracts		$75,444

Cash	0.0%	$(11)

Total Notional Amount		$75,433

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(11)	The following table represents the individual positions within the total return swap as of March 31, 2022:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum September 2022 Futures	5.9%	$5,574
Arabica Coffee September 2022 Futures	4.7	4,459
Brent Crude September 2022 Futures	6.1	5,766
Copper September 2022 Futures	0.7	646
Corn September 2022 Futures	6.6	6,212
Cotton No. 02 December 2022 Futures	4.9	4,583
Gas Oil September 2022 Futures	4.5	4,192
Gold 100 oz. August 2022 Futures	1.2	1,141
Gold 100 oz. June 2022 Futures	4.2	3,990
Hard Red Winter Wheat September 2022 Futures	2.5	2,336
Lean Hogs August 2022 Futures	2.9	2,772
New York Harbor ULSD September 2022 Futures	9.0	8,438
NYMEX - Natural Gas May 2022 Futures	16.1	15,201

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
NYMEX - Natural Gas September 2022 Futures	4.4%	$4,183
RBOB Gasoline September 2022 Futures	11.1	10,441
Silver September 2022 Futures	0.4	402
Soybean Meal December 2022 Futures	4.9	4,609
Soybean Oil December 2022 Futures	2.9	2,748
Soybeans November 2022 Futures	6.7	6,342
Sugar No. 11 October 2022 Futures	1.0	886
Wheat September 2022 Futures	2.0	1,903
WTI Crude September 2022 Futures	6.4	6,049
Zinc September 2022 Futures	4.2	3,955

Total Long Futures Contracts		$106,828

Cash	(13.3)%	$(12,576)

Total Notional Amount		$94,252

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	37

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$16,542	$0	$0	$0	$234	$16,776
Swap Agreements	0	0	0	0	299	299

	$16,542	$0	$0	$0	$533	$17,075

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,467	$0	$4,467
Purchased Options	0	0	0	0	307	307
Swap Agreements	357,464	18	0	0	0	357,482

	$357,464	$18	$0	$4,467	$307	$362,256

	$374,006	$18	$0	$4,467	$840	$379,331

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$2,305	$0	$0	$0	$0	$2,305
Futures	45,853	0	0	0	800	46,653
Swap Agreements	0	0	0	0	1,000	1,000

	$48,158	$0	$0	$0	$1,800	$49,958

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,498	$0	$3,498
Written Options	6,643	0	0	0	205	6,848
Swap Agreements	29,647	0	0	0	0	29,647

	$36,290	$0	$0	$3,498	$205	$39,993

	$84,448	$0	$0	$3,498	$2,005	$89,951

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(246)	$0	$0	$0	$0	$(246)
Written Options	2,135	0	0	0	0	2,135
Futures	21,454	0	0	0	12,181	33,635
Swap Agreements	0	0	0	0	(175)	(175)

	$23,343	$0	$0	$0	$12,006	$35,349

38	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2022

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,983	$0	$4,983
Written Options	(6,436)	0	0	0	0	(6,436)
Swap Agreements	1,325,870	(5)	0	0	0	1,325,865

	$1,319,434	$(5)	$0	$4,983	$0	$1,324,412

	$1,342,777	$(5)	$0	$4,983	$12,006	$1,359,761

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$2	$0	$0	$0	$0	$2
Written Options	8	0	0	0	0	8
Futures	(238,067)	0	0	0	(3,939)	(242,006)
Swap Agreements	0	0	0	0	(19,464)	(19,464)

	$(238,057)	$0	$0	$0	$(23,403)	$(261,460)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(945)	$0	$(945)
Purchased Options	0	0	0	0	71	71
Written Options	(3,729)	0	0	0	(189)	(3,918)
Swap Agreements	443,786	(12)	0	0	0	443,774

	$440,057	$(12)	$0	$(945)	$(118)	$438,982

	$202,000	$(12)	$0	$(945)	$(23,521)	$177,522

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$60,339	$0	$60,339
Industrials	0	17,899	0	17,899
Utilities	0	19,954	0	19,954
U.S. Government Agencies	0	283,522	0	283,522
U.S. Treasury Obligations	0	381,763	0	381,763
Non-Agency Mortgage-Backed Securities	0	121,169	0	121,169
Asset-Backed Securities	3,037	205,837	32,199	241,073
Sovereign Issues	0	60,227	0	60,227
Commodities	0	241,363	0	241,363
Short-Term Instruments
Repurchase Agreements	0	776,323	0	776,323
Israel Treasury Bills	0	4,003	0	4,003
U.S. Treasury Bills	0	1,653,035	0	1,653,035
U.S. Treasury Cash Management Bills	0	348,301	0	348,301

	$3,037	$4,173,735	$32,199	$4,208,971

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$283,805	$0	$0	$283,805

Total Investments	$286,842	$4,173,735	$32,199	$4,492,776

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	39

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

March 31, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(14,447)	$0	$(14,447)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	16,562	427	0	16,989
Over the counter	0	361,372	884	362,256

	$16,562	$361,799	$884	$379,245

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(47,432)	(1,504)	0	(48,936)
Over the counter	0	(39,993)	0	(39,993)

	$(47,432)	$(41,497)	$0	$(88,929)

Total Financial Derivative Instruments	$(30,870)	$320,302	$884	$290,316

Totals	$255,972	$4,479,590	$33,083	$4,768,645

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

40	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2022

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the PIMCO CommoditiesPLUS® Strategy Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

ANNUAL REPORT	MARCH 31, 2022	41

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the

42	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2022

Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	MARCH 31, 2022	43

Notes to Financial Statements (Cont.)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using

44	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2022

pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

ANNUAL REPORT	MARCH 31, 2022	45

Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

46	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2022

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2022	47

Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

48	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2022

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

Physical commodities are valued using spot prices from established commodity exchanges as published by a third party pricing service as of the reporting date.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2022 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$383,531	$3,467	$(112,201)	$(320)	$(5,058)	$269,419	$3,466	$0

ANNUAL REPORT	MARCH 31, 2022	49

Notes to Financial Statements (Cont.)

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$666,990	$260,672	$(913,100)	$990	$(1,166)	$14,386	$772	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers,

50	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2022

including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments

ANNUAL REPORT	MARCH 31, 2022	51

Notes to Financial Statements (Cont.)

are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by

52	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2022

the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

(c) The fund may acquire and hold physical commodities. Physical commodities are pursuant to warehouse receipts providing proof of ownership of such commodities. Warehouse receipts may be negotiable or non-negotiable. Negotiable warehouse receipts allow transfer of ownership of that commodity without having to deliver the physical commodity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of

ANNUAL REPORT	MARCH 31, 2022	53

Notes to Financial Statements (Cont.)

Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

54	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2022

During the period ended March 31, 2022, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation

ANNUAL REPORT	MARCH 31, 2022	55

Notes to Financial Statements (Cont.)

Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from

56	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2022

inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow the Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

ANNUAL REPORT	MARCH 31, 2022	57

Notes to Financial Statements (Cont.)

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

58	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2022

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default

ANNUAL REPORT	MARCH 31, 2022	59

Notes to Financial Statements (Cont.)

swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

60	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2022

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

ANNUAL REPORT	MARCH 31, 2022	61

Notes to Financial Statements (Cont.)

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest

62	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2022

in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

ANNUAL REPORT	MARCH 31, 2022	63

Notes to Financial Statements (Cont.)

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund’s subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

LIBOR Transition Risk is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

64	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2022

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks

ANNUAL REPORT	MARCH 31, 2022	65

Notes to Financial Statements (Cont.)

resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements

66	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2022

maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by

ANNUAL REPORT	MARCH 31, 2022	67

Notes to Financial Statements (Cont.)

law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.49%	0.25%	0.35%	0.45%(1)	0.45%	0.45%

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

68	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2022

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2022, the Distributor retained $5,155,667 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

ANNUAL REPORT	MARCH 31, 2022	69

Notes to Financial Statements (Cont.)

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the amount was $13,131.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund III, Ltd. (the “Commodity Subsidiary”) has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the amount was $6,155,352. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures,

70	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2022

each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$78,105	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$5,772,432	$5,798,922	$355,204	$228,633

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2022	71

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares(b)		Amount

Receipts for shares sold

Institutional Class	139,658	$1,130,607	164,397		$1,256,722

I-2	94,338	794,647	47,613		399,943

I-3	4,099	39,109	1,252		11,288

Administrative Class	N/A	N/A	292	(a)	1,124	(a)

Class A	11,236	95,151	3,597		30,814

Class C	1,480	11,697	224		1,872

Issued as reinvestment of distributions

Institutional Class	94,237	705,167	1,126		9,185

I-2	101,984	759,940	404		3,324

I-3	3,050	22,208	8		64

Administrative Class	N/A	N/A	2	(a)	7	(a)

Class A	6,204	44,995	14		110

Class C	561	3,766	0		3

Cost of shares redeemed

Institutional Class	(164,038)	(1,392,293)	(297,795)		(2,481,826)

I-2	(62,197)	(492,334)	(26,841)		(230,667)

I-3	(5,379)	(39,830)	(1,378)		(11,649)

Administrative Class	N/A	N/A	(1,163	)(a)	(5,540	)(a)

Class A	(11,040)	(88,063)	(3,714)		(32,432)

Class C	(526)	(3,855)	(514)		(4,292)

Net increase (decrease) resulting from Fund share transactions	213,667	$1,590,912	(112,476)		$(1,051,950)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Administrative Class Shares liquidated at the close of business on March 12, 2021.
(b)	A one for two reverse share split, effective March 26, 2021, has been retroactively applied.

At a meeting held on February 9-10, 2021, the Board was notified of a reverse share split for each class of the Fund, pursuant to which shareholders received one share in exchange for every two shares of the Fund.

The reverse share splits were effective March 26, 2021. While the reverse share splits reduced the number of outstanding shares of each class of the Fund, they proportionately increased the NAV per share of each class of the Fund such that the aggregate market value of the Fund’s shares remained the same. The reverse share splits applied the same ratio to each class of shares of the Fund, with the Fund affecting its reverse share split at its own ratio, to result in a NAV per share closer to $10.00. The reverse share splits do not alter the rights or total value of a shareholder’s investment in the Fund, nor are they a taxable event for Fund investors.

The Shares of Beneficial Interest and Financial Highlights prior to March 26, 2021 for the Fund has been adjusted to reflect the reverse share split.

72	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2022

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on April 14, 2010, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 27.4% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

ANNUAL REPORT	MARCH 31, 2022	73

Notes to Financial Statements (Cont.)

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

74	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2022

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO CommoditiesPLUS® Strategy Fund	$1,082,494	$0	$166,055	$(9)	$(100,025)	$0	$0	$1,148,515

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, straddle loss deferrals, controlled foreign corporation (CFC) transactions, and other book-tax differences.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2022, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO CommoditiesPLUS® Strategy Fund	$40,639	$59,386

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO CommoditiesPLUS® Strategy Fund	$4,426,285	$470,859	$(304,274)	$166,585

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, straddle loss deferrals, controlled foreign corporation (CFC) transactions, and other book-tax differences.

ANNUAL REPORT	MARCH 31, 2022	75

Notes to Financial Statements (Cont.)

March 31, 2022

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2022			March 31, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO CommoditiesPLUS® Strategy Fund	$1,638,509	$0	$0	$13,113	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

76	PIMCO COMMODITIESPLUS® STRATEGY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO CommoditiesPLUS® Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO CommoditiesPLUS® Strategy Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2022, the related consolidated statement of operations for the year ended March 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2022	77

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOS	BofA Securities, Inc.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MAC	Macquarie Bank Limited
BRC	Barclays Bank PLC	MBC	HSBC Bank Plc
CBK	Citibank N.A.	MEI	Merrill Lynch International
CIB	Canadian Imperial Bank of Commerce	MYC	Morgan Stanley Capital Services LLC
DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC
FBF	Credit Suisse International	RBC	Royal Bank of Canada
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.

Currency Abbreviations:
CAD	Canadian Dollar	JPY	Japanese Yen
EUR	Euro	MXN	Mexican Peso
GBP	British Pound	NZD	New Zealand Dollar
ILS	Israeli Shekel	USD (or $)	United States Dollar

Exchange Abbreviations:
CMX	Commodity Exchange, Inc.	NYMEX	New York Mercantile Exchange
LME	London Metal Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
BCOMF1NTC	Bloomberg Commodity Index 1-Month Forward Total Return Custom Index	LLSCO	Light Louisiana Sweet WTI Crude Oil Options
BCOMF1TC	Bloomberg Commodity Index 1-Month Forward Total Return	LLSMEH	Light Louisiana Sweet WTI Crude Oil Options vs. Magellan East Houston WTI Crude Oil Options
BCOMF2T	Bloomberg Commodity Index 2-Month Forward Total Return	LNK2	Nickel May 2022 Futures
BCOMTR	Bloomberg Commodity Index Total Return	LNM2	Nickel June 2022 Futures
BRENT	Brent Crude	LNQ2	Nickel August 2022 Futures
CMBX	Commercial Mortgage-Backed Index	LNU2	Nickel September 2022 Futures
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	MEHCO	Magellan East Houston WTI Crude Oil Options
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	MUTKCALM	Tokyo Overnight Average Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	PIMCODB	PIMCO Custom Commodity Basket
CSIXTR	Credit Suisse U.S. Dollar Total Return Index	PIMCODBU	PIMCO Custom Commodity Basket
EMSMF	Invesco MSCI Emerging Markets UCITS ETF	SOFRINDX	Secured Overnight Financing Rate Index
EURMARGIN	European Refined Margin	SOFR	Secured Overnight Financing Rate
GOLDLNPM	London Gold Market Fixing Ltd. PM	TTFNBP	Title Transfer Facility National Balancing Point
JMABFNJ2	J.P. Morgan Custom Commodity Index	UKRPI	United Kingdom Retail Prices Index
JMABNIC5	J.P. Morgan Custom Commodity Index	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	oz.	Ounce
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	RBOB	Reformulated Blendstock for Oxygenate Blending
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate

78	PIMCO COMMODITIESPLUS® STRATEGY FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends
PIMCO CommoditiesPLUS® Strategy Fund	0%	0%	$1,638,509	$0	$12,573

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO CommoditiesPLUS® Strategy Fund	0%

ANNUAL REPORT	MARCH 31, 2022	79

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO CommoditiesPLUS® Strategy

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0026	$0.0000	$0.0017	$0.0043

March 2022	$0.0013	$0.0000	$0.7842	$0.7855

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0023	$0.0000	$0.0009	$0.0023

September 2021	$0.7839	$0.0000	$0.7826	$0.7839

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Net Investment Income*

June 2021	$0.0007	$0.0000	$0.0003	$0.0007

September 2021	$0.7836	$0.0000	$0.7824	$0.7836

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Net Investment Income*

June 2021	$0.0000	$0.0000	$0.0000	$0.0000

September 2021	$0.7791	$0.0000	$0.7778	$0.7791

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Net Investment Income*

December 2021	$0.0000	$0.0000	$0.0000	$0.0000

March 2022	$0.7734	$0.0000	$0.7722	$0.7734

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

80	PIMCO COMMODITIESPLUS® STRATEGY FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2022	81

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

82	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2022	83

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

84	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2022	85

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

86	PIMCO COMMODITIESPLUS® STRATEGY FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3026AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

PIMCO CommodityRealReturn Strategy Fund®

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier

2	PIMCO COMMODITYREALRETURN STRATEGY FUND®

fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2022	3

Important Information About the PIMCO CommodityRealReturn Strategy Fund®

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset

4	PIMCO COMMODITYREALRETURN STRATEGY FUND®

class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart

ANNUAL REPORT	MARCH 31, 2022	5

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO CommodityRealReturn Strategy Fund®	06/28/02	06/28/02	04/30/08	04/27/18	02/14/03	11/29/02	11/29/02	03/12/10	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend,

6	PIMCO COMMODITYREALRETURN STRATEGY FUND®

file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

ANNUAL REPORT	MARCH 31, 2022	7

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

8	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2022	9

PIMCO CommodityRealReturn Strategy Fund®

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO CommodityRealReturn Strategy Fund® Institutional Class	52.80%	11.07%	0.09%	4.90%
PIMCO CommodityRealReturn Strategy Fund® I-2	52.78%	10.98%	(0.01)%	4.80%
PIMCO CommodityRealReturn Strategy Fund® I-3	52.53%	10.93%	(0.05)%	4.75%
PIMCO CommodityRealReturn Strategy Fund® Administrative Class	52.42%	10.79%	(0.16)%	4.63%
PIMCO CommodityRealReturn Strategy Fund® Class A	51.98%	10.57%	(0.37)%	4.40%
PIMCO CommodityRealReturn Strategy Fund® Class A (adjusted)	43.69%	9.33%	(0.93)%	4.11%
PIMCO CommodityRealReturn Strategy Fund® Class C	51.10%	9.76%	(1.10)%	3.63%
PIMCO CommodityRealReturn Strategy Fund® Class C (adjusted)	50.10%	9.76%	(1.10)%	3.63%
PIMCO CommodityRealReturn Strategy Fund® Class R	51.58%	10.32%	(0.61)%	4.00%
Bloomberg Commodity Index Total Return	49.25%	9.00%	(0.70)%	2.36%
Lipper Commodities General Funds Average	49.35%	9.69%	(0.44)%	4.90%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 0.99% for Institutional Class shares, 1.09% for I-2 shares, 1.19% for I-3 shares, 1.24% for Administrative Class shares, 1.44% for Class A shares, 2.19% for Class C shares and 1.69% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Institutional Class - PCRIX	I-2 - PCRPX	I-3 - PCRNX	Administrative Class - PCRRX
Class A - PCRAX	Class C - PCRCX	Class R - PCSRX

Allocation Breakdown as of March 31, 2022†§

U.S. Treasury Obligations	69.8%
Short-Term Instruments‡	11.7%
Sovereign Issues	6.6%
Asset-Backed Securities	6.0%
Corporate Bonds & Notes	3.1%
U.S. Government Agencies	2.0%
Other	0.8%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO CommodityRealReturn Strategy Fund® seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the broad commodities sector contributed to absolute performance, as the sector, measured by the Bloomberg Commodity Index Total Return (BCOM), posted gains.

»	The structural allocation to U.S. short-term Treasury Inflation-Protected Securities (“TIPS”) as collateral backing the Fund’s commodity exposure contributed to relative performance, as U.S. short-term TIPS, as measured by the Bloomberg Barclays U.S. 1-5 Year TIPS Index, outperformed U.S. 3-Month Treasury Bill, as measured by ICE BofAML U.S. 3-Month Treasury Bill Index.

»	Overweight exposure to eurozone breakeven inflation (“BEI”), or the yield differential between nominal government bonds and like-maturity inflation-linked bonds, contributed to relative performance, as European BEI moved higher.

»	Overweight exposure to petroleum products contributed to relative performance, as these commodities outperformed the broader sector.

»	Overweight exposure to non-agency mortgage-backed securities (“MBS”) contributed to relative performance, as these securities posted positive returns amid spread tightening.

»	Underweight exposure to U.K. BEI detracted from relative performance, as U.K. BEI spreads moved higher.

»	Curve positioning in U.S. BEI, specifically an overweight to longer-term maturities relative to shorter-term maturities, detracted from relative performance, as the front end of the curve rose by more than the back.

»	Curve positioning in eurozone and U.S. interest rates, specifically overweight exposure to intermediate maturities relative to longer-term maturities detracted from relative performance, as intermediate maturities underperformed.

»	Overweight exposure to agency MBS detracted from relative performance, as these securities posted negative returns.

ANNUAL REPORT	MARCH 31, 2022	11

Expense Example PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,240.20	$4.30	$1,000.00	$1,021.09	$3.88	0.77%
I-2	1,000.00	1,239.20	4.86	1,000.00	1,020.59	4.38	0.87
I-3	1,000.00	1,239.00	5.14	1,000.00	1,020.34	4.63	0.92
Administrative Class	1,000.00	1,237.10	5.69	1,000.00	1,019.85	5.14	1.02
Class A	1,000.00	1,236.90	6.80	1,000.00	1,018.85	6.14	1.22
Class C	1,000.00	1,233.30	10.97	1,000.00	1,015.11	9.90	1.97
Class R	1,000.00	1,235.20	8.19	1,000.00	1,017.60	7.39	1.47

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Benchmark Description

Index*	Benchmark Description

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2022	13

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

03/31/2022	$6.42	$0.30	$2.63	$2.93	$(1.93)	$0.00	$(1.93)

03/31/2021	4.26	0.06	2.17	2.23	(0.07)	0.00	(0.07)

03/31/2020	6.03	0.15	(1.69)	(1.54)	(0.23)	0.00	(0.23)

03/31/2019	6.75	0.09	(0.45)	(0.36)	(0.36)	0.00	(0.36)

03/31/2018	6.99	0.14	0.12	0.26	(0.50)	0.00	(0.50)

I-2

03/31/2022	6.39	0.29	2.62	2.91	(1.92)	0.00	(1.92)

03/31/2021	4.25	0.06	2.15	2.21	(0.07)	0.00	(0.07)

03/31/2020	6.01	0.14	(1.68)	(1.54)	(0.22)	0.00	(0.22)

03/31/2019	6.73	0.11	(0.48)	(0.37)	(0.35)	0.00	(0.35)

03/31/2018	6.97	0.13	0.12	0.25	(0.49)	0.00	(0.49)

I-3

03/31/2022	6.40	0.32	2.58	2.90	(1.92)	0.00	(1.92)

03/31/2021	4.25	0.06	2.16	2.22	(0.07)	0.00	(0.07)

03/31/2020	6.01	0.14	(1.68)	(1.54)	(0.22)	0.00	(0.22)

04/27/2018 - 03/31/2019	6.88	0.04	(0.56)	(0.52)	(0.35)	0.00	(0.35)

Administrative Class

03/31/2022	6.27	0.30	2.53	2.83	(1.91)	0.00	(1.91)

03/31/2021	4.17	0.05	2.12	2.17	(0.07)	0.00	(0.07)

03/31/2020	5.90	0.13	(1.65)	(1.52)	(0.21)	0.00	(0.21)

03/31/2019	6.62	0.09	(0.47)	(0.38)	(0.34)	0.00	(0.34)

03/31/2018	6.87	0.12	0.11	0.23	(0.48)	0.00	(0.48)

Class A

03/31/2022	6.24	0.26	2.53	2.79	(1.90)	0.00	(1.90)

03/31/2021	4.14	0.03	2.13	2.16	(0.06)	0.00	(0.06)

03/31/2020	5.87	0.12	(1.65)	(1.53)	(0.20)	0.00	(0.20)

03/31/2019	6.59	0.07	(0.46)	(0.39)	(0.33)	0.00	(0.33)

03/31/2018	6.84	0.11	0.11	0.22	(0.47)	0.00	(0.47)

Class C

03/31/2022	5.87	0.20	2.36	2.56	(1.87)	0.00	(1.87)

03/31/2021	3.92	(0.01)	1.99	1.98	(0.03)	0.00	(0.03)

03/31/2020	5.56	0.08	(1.56)	(1.48)	(0.16)	0.00	(0.16)

03/31/2019	6.25	0.02	(0.42)	(0.40)	(0.29)	0.00	(0.29)

03/31/2018	6.53	0.06	0.10	0.16	(0.44)	0.00	(0.44)

14	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$7.42	52.80%	$6,756,668	0.75%		0.87%		0.73%		0.85%		4.48%	120%

6.42	52.89	2,361,604	0.82		0.99		0.74		0.91		1.16	260

4.26	(26.47)	1,417,849	1.33		1.50		0.74		0.91		2.65	262

6.03	(5.41)	4,380,858	1.46		1.60		0.74		0.88		1.50	226

6.75	4.06	5,204,406	1.24		1.39		0.74		0.89		2.05	148

7.38	52.78	2,363,782	0.85		0.97		0.83		0.95		4.47	120

6.39	52.47	1,526,009	0.92		1.09		0.84		1.01		1.03	260

4.25	(26.45)	249,166	1.43		1.60		0.84		1.01		2.41	262

6.01	(5.52)	371,461	1.56		1.70		0.84		0.98		1.67	226

6.73	3.99	604,721	1.34		1.49		0.84		0.99		1.97	148

7.38	52.53	90,359	0.90		1.07		0.88		1.05		4.77	120

6.40	52.67	21,505	0.97		1.19		0.89		1.11		1.08	260

4.25	(26.50)	1,250	1.48		1.70		0.89		1.11		2.52	262

6.01	(7.57)	3,555	1.61	*	1.80	*	0.89	*	1.08	*	0.70 *	226

7.19	52.42	119,491	1.00		1.12		0.98		1.10		4.67	120

6.27	52.42	143,402	1.07		1.24		0.99		1.16		0.82	260

4.17	(26.54)	29,949	1.58		1.75		0.99		1.16		2.33	262

5.90	(5.75)	51,561	1.71		1.85		0.99		1.13		1.39	226

6.62	3.80	76,612	1.49		1.64		0.99		1.14		1.80	148

7.13	51.98	500,794	1.20		1.32		1.18		1.30		4.10	120

6.24	52.49	263,343	1.27		1.44		1.19		1.36		0.64	260

4.14	(26.83)	198,722	1.78		1.95		1.19		1.36		2.07	262

5.87	(5.97)	346,932	1.91		2.05		1.19		1.33		1.16	226

6.59	3.67	486,359	1.69		1.84		1.19		1.34		1.65	148

6.56	51.10	82,601	1.95		2.07		1.93		2.05		3.36	120

5.87	50.90	24,089	2.02		2.19		1.94		2.11		(0.13)	260

3.92	(27.27)	15,860	2.53		2.70		1.94		2.11		1.45	262

5.56	(6.50)	36,829	2.66		2.80		1.94		2.08		0.42	226

6.25	2.76	54,896	2.44		2.59		1.94		2.09		0.89	148

ANNUAL REPORT	MARCH 31, 2022	15

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Class R

03/31/2022	$6.08	$0.24	$2.45	$2.69	$(1.89)	$0.00	$(1.89)

03/31/2021	4.04	0.02	2.07	2.09	(0.05)	0.00	(0.05)

03/31/2020	5.73	0.10	(1.60)	(1.50)	(0.19)	0.00	(0.19)

03/31/2019	6.44	0.05	(0.44)	(0.39)	(0.32)	0.00	(0.32)

03/31/2018	6.70	0.09	0.11	0.20	(0.46)	0.00	(0.46)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized,.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

16	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$6.88	51.58%	$54,428	1.45%	1.57%	1.43%	1.55%	3.89%	120%

6.08	52.07	28,868	1.52	1.69	1.44	1.61	0.39	260

4.04	(26.96)	19,436	2.03	2.20	1.44	1.61	1.81	262

5.73	(6.17)	31,220	2.16	2.30	1.44	1.58	0.87	226

6.44	3.40	41,291	1.94	2.09	1.44	1.59	1.35	148

ANNUAL REPORT	MARCH 31, 2022	17

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$13,680,088
Investments in Affiliates	24,103

Financial Derivative Instruments
Exchange-traded or centrally cleared	21,006
Over the counter	293,833
Cash	52
Deposits with counterparty	19,793
Foreign currency, at value	76,137
Receivable for investments sold	1,634,757
Receivable for investments sold on a delayed-delivery basis	1,575
Receivable for TBA investments sold	282,089
Receivable for Fund shares sold	23,868
Interest and/or dividends receivable	15,126
Dividends receivable from Affiliates	7
Reimbursement receivable from PIMCO	846

Total Assets	16,073,280

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,956,840
Payable for short sales	1,993

Financial Derivative Instruments
Exchange-traded or centrally cleared	39,845
Over the counter	72,347
Payable for investments purchased	1,052,120
Payable for investments in Affiliates purchased	7
Payable for investments purchased on a delayed-delivery basis	39
Payable for TBA investments purchased	557,047
Deposits from counterparty	392,448
Payable for Fund shares redeemed	24,734
Accrued investment advisory fees	4,795
Accrued supervisory and administrative fees	2,716
Accrued distribution fees	86
Accrued servicing fees	140

Total Liabilities	6,105,157

Net Assets	$9,968,123

Net Assets Consist of:

Paid in capital	$8,300,536
Distributable earnings (accumulated loss)	1,667,587

Net Assets	$9,968,123

Cost of investments in securities	$13,815,126
Cost of investments in Affiliates	$24,104
Cost of foreign currency held	$76,678
Proceeds received on short sales	$1,985
Cost or premiums of financial derivative instruments, net	$(2,301)

* Includes repurchase agreements of:	$1,232,874

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2022

Net Assets:

Institutional Class	$6,756,668
I-2	2,363,782
I-3	90,359
Administrative Class	119,491
Class A	500,794
Class C	82,601
Class R	54,428

Shares Issued and Outstanding:

Institutional Class	910,649
I-2	320,509
I-3	12,251
Administrative Class	16,625
Class A	70,248
Class C	12,596
Class R	7,913

Net Asset Value Per Share Outstanding(a):

Institutional Class	$7.42
I-2	7.38
I-3	7.38
Administrative Class	7.19
Class A	7.13
Class C	6.56
Class R	6.88

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2022	19

Consolidated Statement of Operations PIMCO CommodityRealReturn Strategy Fund®

Year Ended March 31, 2022
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$351,144
Dividends from Investments in Affiliates	5,989
Total Income	357,133

Expenses:

Investment advisory fees	38,830
Supervisory and administrative fees	21,945
Distribution and/or servicing fees - Administrative Class	325
Distribution and/or servicing fees - Class A	884
Distribution and/or servicing fees - Class C	462
Distribution and/or servicing fees - Class R	185
Trustee fees	29
Interest expense	1,535
Miscellaneous expense	1
Total Expenses	64,196
Waiver and/or Reimbursement by PIMCO	(8,208)
Net Expenses	55,988

Net Investment Income (Loss)	301,145

Net Realized Gain (Loss):

Investments in securities	(24,817)
Investments in Affiliates	(6,780)
Exchange-traded or centrally cleared financial derivative instruments	(13,385)
Over the counter financial derivative instruments	2,637,954
Foreign currency	1,421

Net Realized Gain (Loss)	2,594,393

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(223,344)
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	(19,707)
Over the counter financial derivative instruments	319,634
Foreign currency assets and liabilities	(1,956)

Net Change in Unrealized Appreciation (Depreciation)	74,625

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,970,163

* Foreign tax withholdings	$64

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$301,145	$31,546
Net realized gain (loss)	2,594,393	1,082,875
Net change in unrealized appreciation (depreciation)	74,625	73,397

Net Increase (Decrease) in Net Assets Resulting from Operations	2,970,163	1,187,818

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,086,066)	(21,695)
I-2	(475,442)	(13,161)
I-3	(13,402)	(129)
Administrative Class	(43,230)	(733)
Class A	(97,571)	(2,472)
Class C	(13,134)	(134)
Class R	(10,468)	(236)

Total Distributions(a)	(1,739,313)	(38,560)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	4,368,453	1,287,330

Total Increase (Decrease) in Net Assets	5,599,303	2,436,588

Net Assets:

Beginning of year	4,368,820	1,932,232
End of year	$9,968,123	$4,368,820

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2022	21

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn Strategy Fund®

Year Ended March 31, 2022 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$2,970,163

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(16,095,198)
Proceeds from sales of long-term securities	9,371,870
(Purchases) Proceeds from sales of short-term portfolio investments, net	(1,674,119)
(Increase) decrease in deposits with counterparty	(15,666)
(Increase) decrease in receivable for investments sold	(1,138,100)
(Increase) decrease in interest and/or dividends receivable	(5,779)
(Increase) decrease in dividends receivable from Affiliates	(5)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(11,866)
Proceeds from (Payments on) over the counter financial derivative instruments	2,631,716
(Increase) decrease in reimbursement receivable from PIMCO	(318)
Increase (decrease) in payable for investments purchased	520,426
Increase (decrease) in deposits from counterparty	357,140
Increase (decrease) in accrued investment advisory fees	2,654
Increase (decrease) in accrued supervisory and administrative fees	1,476
Increase (decrease) in accrued distribution fees	35
Increase (decrease) in accrued servicing fees	73
Proceeds from (Payments on) short sales transactions, net	(133)
Proceeds from (Payments on) foreign currency transactions	(1,005)
Net Realized (Gain) Loss
Investments in securities	24,817
Investments in Affiliates	6,780
Exchange-traded or centrally cleared financial derivative instruments	13,385
Over the counter financial derivative instruments	(2,637,954)
Foreign currency	(1,421)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	223,344
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	19,707
Over the counter financial derivative instruments	(319,634)
Foreign currency assets and liabilities	1,956
Net amortization (accretion) on investments	112,202
Net Cash Provided by (Used for) Operating Activities	(5,643,452)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	6,386,845
Payments on shares redeemed	(3,450,426)
Cash distributions paid*	(288,081)
Proceeds from reverse repurchase agreements	241,269,779
Payments on reverse repurchase agreements	(238,211,690)
Proceeds from sale-buyback transactions	24,786,879
Payments on sale-buyback transactions	(24,786,879)
Net Cash Received from (Used for) Financing Activities	5,706,427

Net Increase (Decrease) in Cash and Foreign Currency	62,975

Cash and Foreign Currency:

Beginning of year	13,214
End of year	$76,189
* Reinvestment of distributions	$1,451,232

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$1,403

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

22	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund®

March 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 137.3%

CORPORATE BONDS & NOTES 4.3%

BANKING & FINANCE 4.2%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		$532	$471

Banco Bilbao Vizcaya Argentaria SA
5.875% due 05/24/2022 •(d)(e)	EUR	400	445
5.875% due 09/24/2023 •(d)(e)		400	458

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$7,000	7,074

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		4,200	4,207

ING Bank NV
2.625% due 12/05/2022		7,600	7,638

Jackson National Life Global Funding
2.500% due 06/27/2022		200	200

Jyske Realkredit AS
0.500% due 10/01/2043	DKK	765	98
1.000% due 10/01/2050		488,769	63,635
1.000% due 10/01/2053		9,731	1,225
1.500% due 10/01/2053		33,630	4,459
2.000% due 10/01/2053		10,400	1,437
2.500% due 10/01/2047		12	2

Natwest Group PLC
2.516% (US0003M + 1.550%) due 06/25/2024 ~		$6,500	6,560
4.519% due 06/25/2024 •		4,200	4,265

New York Life Global Funding
2.250% due 07/12/2022		300	301

Nissan Motor Acceptance Co. LLC
2.650% due 07/13/2022		200	200
3.875% due 09/21/2023		100	101

Nordea Kredit Realkreditaktieselskab
0.500% due 10/01/2043	DKK	286	37
1.000% due 10/01/2050		484,828	63,017
1.000% due 10/01/2053		397	51
1.500% due 10/01/2053		147,067	19,535
2.000% due 10/01/2053		5,100	705
2.500% due 10/01/2047		2	0

Nykredit Realkredit AS
0.500% due 10/01/2043		3,245	417
1.000% due 10/01/2050		569,795	73,784
1.000% due 10/01/2053		50,060	6,425
1.500% due 10/01/2053		527,416	70,211
2.000% due 10/01/2053		71,882	9,734
2.500% due 10/01/2047		10	1

Realkredit Danmark AS
1.000% due 10/01/2050		191,745	24,948
1.000% due 10/01/2053		61,785	7,834
1.500% due 10/01/2053		166,271	22,047

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 10/01/2053	DKK	20,193	$2,726
2.500% due 04/01/2047		9	1

UniCredit SpA
7.830% due 12/04/2023		$14,500	15,416

			419,665

INDUSTRIALS 0.1%

Bristol-Myers Squibb Co.
3.250% due 08/15/2022		100	101

Discovery Communications LLC
2.950% due 03/20/2023		158	158

Komatsu Finance America, Inc.
2.437% due 09/11/2022		200	200

NXP BV
4.625% due 06/01/2023		300	305

Penske Truck Leasing Co. LP
4.250% due 01/17/2023		100	102

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		200	203

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		1,311	1,338

VMware, Inc.
3.900% due 08/21/2027		900	913

			3,320

UTILITIES 0.0%

Duke Energy Corp.
2.400% due 08/15/2022		200	201

Eversource Energy
2.900% due 10/01/2024		200	199

Progress Energy, Inc.
3.150% due 04/01/2022		100	100

Tampa Electric Co.
2.600% due 09/15/2022		100	100

			600

Total Corporate Bonds & Notes (Cost $471,788)			423,585

U.S. GOVERNMENT AGENCIES 2.8%

Fannie Mae
0.317% due 03/25/2036 •		40	40
0.902% due 02/25/2037 •		357	358
1.921% due 05/01/2035 •		23	23

Freddie Mac
0.667% due 01/15/2037 •		4	4
2.066% due 06/01/2033 •		73	74
2.297% due 01/01/2034 •		50	50

Ginnie Mae
0.382% due 08/20/2068 •		5,986	5,857

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
3.000% due 05/01/2052	$1,000	$976
4.000% due 05/01/2052	265,689	270,285

Total U.S. Government Agencies (Cost $281,831)		277,667

U.S. TREASURY OBLIGATIONS 96.0%

U.S. Treasury Bonds
1.625% due 11/15/2050 (g)	30,630	25,138
3.000% due 05/15/2045	1,370	1,457

U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2022	307,814	308,994
0.125% due 07/15/2022	114,085	117,212
0.125% due 07/15/2022 (i)	1,222	1,256
0.125% due 01/15/2023 (i)	484,092	501,019
0.125% due 07/15/2024 (i)	192,474	202,032
0.125% due 10/15/2024 (g)(i)(k)	1,060,527	1,109,611
0.125% due 04/15/2025 (g)(i)	676,509	707,327
0.125% due 10/15/2025 (g)(i)(k)	441,103	462,522
0.125% due 04/15/2026	259,551	271,401
0.125% due 07/15/2026 (i)	182,490	191,890
0.125% due 10/15/2026	1,813,674	1,907,280
0.125% due 01/15/2030	126,616	133,748
0.125% due 07/15/2030 (k)	12,333	13,089
0.125% due 01/15/2031 (k)	1,857	1,967
0.125% due 07/15/2031 (g)	285,121	303,506
0.125% due 01/15/2032	127,049	135,243
0.250% due 01/15/2025 (g)	381,758	400,444
0.250% due 07/15/2029	25,841	27,604
0.375% due 07/15/2023 (i)	280,531	294,498
0.375% due 07/15/2025	317,327	335,690
0.375% due 07/15/2025 (i)	39,468	41,752
0.375% due 01/15/2027	149,520	158,543
0.500% due 04/15/2024 (g)(i)(k)	412,822	433,971
0.625% due 04/15/2023 (g)	599,540	625,156
0.625% due 01/15/2024 (i)	150,528	158,345
0.625% due 01/15/2026 (i)	233,364	248,878
0.625% due 02/15/2043 (k)	513	574
0.750% due 07/15/2028 (k)	109,848	120,203
0.750% due 02/15/2045 (k)	1,194	1,372
0.875% due 01/15/2029 (k)	6,790	7,502
1.000% due 02/15/2046	21,590	26,307
1.375% due 02/15/2044	2,629	3,374
1.750% due 01/15/2028	61,084	69,969
2.125% due 02/15/2040 (k)	3,511	4,969
2.125% due 02/15/2041	10,685	15,115
2.375% due 01/15/2025	108,510	120,471
2.500% due 01/15/2029 (i)	48,451	59,054
3.875% due 04/15/2029	13,936	18,436

Total U.S. Treasury Obligations (Cost $9,618,772)		9,566,919

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.9%

Adjustable Rate Mortgage Trust
2.583% due 09/25/2035 ^~	$335	$314
2.660% due 10/25/2035 ^~	210	206

Alliance Bancorp Trust
0.937% due 07/25/2037 •	1,755	1,630

American Home Mortgage Assets Trust
0.647% due 05/25/2046 ^•	99	88
1.061% due 11/25/2046 ~	4,860	1,750

American Home Mortgage Investment Trust
2.329% due 09/25/2045 •	20	20

BAMLL Commercial Mortgage Securities Trust
1.447% due 09/15/2038 •	3,100	3,047

Banc of America Funding Trust
1.029% due 05/20/2035 ^•	74	69
2.731% due 05/25/2035 ~	14	14
2.994% due 05/20/2036 ^~	132	131
3.150% due 01/20/2047 ~	3,865	3,610
3.482% due 01/20/2047 ^~	88	86

Banc of America Mortgage Trust
2.297% due 01/25/2035 ~	1	1
2.409% due 11/25/2035 ^~	162	155
2.697% due 07/25/2035 ^~	172	170

BCAP LLC Trust
0.797% due 01/25/2037 ^•	654	619
2.892% due 04/26/2036 ~	734	652

Bear Stearns Adjustable Rate Mortgage Trust
2.682% due 10/25/2035 ~	230	233
2.750% due 07/25/2034 ~	23	23
2.945% due 05/25/2033 ~	12	12
2.947% due 07/25/2036 ^~	323	313
3.318% due 02/25/2036 ^~	115	113

Bear Stearns ALT-A Trust
0.777% due 02/25/2034 ~	350	338
2.874% due 09/25/2035 ^~	177	131
3.088% due 09/25/2047 ^~	3,077	1,949
3.352% due 09/25/2034 ~	133	146

BSST Mortgage Trust
1.605% due 02/15/2037 ~	2,200	2,193

Chase Mortgage Finance Trust
2.787% due 12/25/2035 ^~	183	174
2.860% due 09/25/2036 ^~	405	369
3.147% due 03/25/2037 ^~	553	556
5.500% due 12/25/2022 ^	818	441

CIM Trust
1.457% due 02/25/2049 •	169	169

Citigroup Mortgage Loan Trust
2.470% due 05/25/2035 •	41	41
2.490% due 03/25/2036 ^•	32	31

Citigroup Mortgage Loan Trust, Inc.
1.860% due 09/25/2035 •	39	39
3.015% due 12/25/2035 ^~	244	164

24	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^		$172	$169

Countrywide Alternative Loan Trust
0.629% due 02/20/2047 ^•		2,883	2,358
0.644% due 12/20/2046 ^•		218	192
0.817% due 05/25/2047 ~		969	886
0.877% due 07/25/2046 •		82	78
1.141% due 12/25/2035 •		232	211
2.798% due 11/25/2035 ^~		197	188
5.000% due 07/25/2035		814	585
5.500% due 07/25/2035		122	109
5.750% due 03/25/2037 ^•		205	144
6.000% due 03/25/2037 ^		193	102
6.500% due 08/25/2032		24	24

Countrywide Home Loan Mortgage Pass-Through Trust
1.097% due 03/25/2035 •		30	29
2.178% due 10/20/2035 ~		7	7
2.554% due 11/20/2034 ~		2	2
2.887% due 09/25/2047 ^~		264	251
5.500% due 11/25/2035 ^		60	43
5.500% due 04/25/2038		205	205
6.000% due 04/25/2036		304	205

Credit Suisse Mortgage Capital Certificates
0.607% due 09/29/2036 •		1,966	1,926
3.779% due 10/26/2036 ~		351	329

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		1,506	1,205

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^		238	229

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
0.557% due 10/25/2036 ^~		63	54

Eurosail PLC
0.932% due 10/17/2040 •	EUR	1,417	1,568

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		$121	70

First Horizon Mortgage Pass-Through Trust
2.500% due 10/25/2035 ~		52	55

Great Hall Mortgages PLC
0.386% due 06/18/2038 •	GBP	127	166
1.100% due 03/18/2039 •		169	219

GS Mortgage Securities Trust
2.773% due 11/10/2045		$1,254	1,257

GSR Mortgage Loan Trust
2.798% due 11/25/2035 ~		148	150
2.905% due 11/25/2035 ^~		163	110
3.142% due 11/25/2035 ^~		748	707

HarborView Mortgage Loan Trust
0.639% due 09/19/2037 ~		58	56
0.889% due 05/19/2035 •		322	308
0.949% due 01/19/2036 •		1,103	741
2.561% due 08/19/2036 ^~		52	50

Hawksmoor Mortgages
1.240% due 05/25/2053 •	GBP	13,848	18,221

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HomeBanc Mortgage Trust
0.817% due 12/25/2036 •	$50	$50

IndyMac IMSC Mortgage Loan Trust
0.817% due 07/25/2047 •	1,348	1,038

IndyMac INDX Mortgage Loan Trust
0.837% due 09/25/2046 •	2,472	2,318
0.857% due 11/25/2046 •	274	273
1.017% due 07/25/2035 •	198	156
2.797% due 10/25/2034 ~	257	258
2.922% due 09/25/2035 ^~	172	159
3.075% due 06/25/2035 ^~	70	68

JP Morgan Alternative Loan Trust
0.917% due 12/25/2036 •	2,964	2,883

JP Morgan Chase Commercial Mortgage Securities Trust
2.450% due 12/15/2031 •	530	526

JP Morgan Mortgage Trust
1.880% due 06/25/2035 ~	49	49
2.240% due 07/25/2034 ~	10	10
2.256% due 06/25/2036 ^~	438	352
2.314% due 07/25/2035 ~	30	31
2.527% due 07/25/2035 ~	59	60
2.694% due 06/25/2035 ~	46	47
2.764% due 11/25/2035 ^~	127	114
2.877% due 07/27/2037 ~	199	192
2.902% due 08/25/2036 ^~	87	78

Luminent Mortgage Trust
0.857% due 10/25/2046 •	436	419

MASTR Adjustable Rate Mortgages Trust
0.937% due 05/25/2037 •	266	135

Merrill Lynch Alternative Note Asset Trust
1.057% due 03/25/2037 •	671	230
2.772% due 06/25/2037 ^~	272	184

Merrill Lynch Mortgage Investors Trust
1.955% due 05/25/2036 ~	55	52
2.898% due 09/25/2035 ^~	74	65
2.937% due 12/25/2035 ~	48	39
3.037% due 06/25/2035 ~	162	163
3.085% due 05/25/2034 ~	104	101

Merrill Lynch Mortgage-Backed Securities Trust
2.733% due 04/25/2037 ^~	809	802

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	795	779
4.500% due 05/25/2058 ~	93	95

Residential Accredit Loans, Inc. Trust
0.757% due 08/25/2035 •	524	432
0.837% due 12/25/2036 •	821	776
3.190% due 08/25/2035 ^~	408	186
5.101% due 02/25/2036 ^~	267	232

Residential Asset Securitization Trust
0.857% due 05/25/2035 •	822	585
5.000% due 05/25/2022 «	1	1
6.500% due 09/25/2036 ^	652	332
6.500% due 06/25/2037	11,673	3,875

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Funding Mortgage Securities, Inc. Trust
3.023% due 09/25/2035 ^~		$898	$646
6.000% due 06/25/2037 ^		524	499
6.500% due 03/25/2032		205	207

Sequoia Mortgage Trust
1.149% due 10/19/2026 •		12	12
1.897% due 01/20/2047 ^~		308	227

Structured Adjustable Rate Mortgage Loan Trust
0.777% due 10/25/2035 ~		517	508
2.997% due 02/25/2036 ^~		211	154

Structured Asset Mortgage Investments Trust
0.837% due 06/25/2036 •		104	103
0.877% due 04/25/2036 •		10	9
0.897% due 05/25/2046 •		2,596	907
0.949% due 07/19/2035 •		546	529

Towd Point Mortgage Funding PLC
1.236% due 10/20/2051 •	GBP	11,354	14,976

Wachovia Mortgage Loan Trust LLC
2.862% due 08/20/2035 ^~		$157	155

WaMu Mortgage Pass-Through Certificates Trust
0.881% due 01/25/2047 ^•		1,202	1,150
0.914% due 12/25/2046 ~		584	557
1.121% due 06/25/2046 •		90	90
1.141% due 08/25/2046 ~		224	224
1.341% due 11/25/2042 •		78	76
1.723% due 11/25/2046 •		492	477
2.382% due 09/25/2033 ~		36	36
2.890% due 09/25/2036 ^~		733	711
3.059% due 08/25/2036 ^~		72	71
3.110% due 02/25/2037 ^~		103	101

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		123	116

Wells Fargo Mortgage-Backed Securities Trust
2.494% due 10/25/2036 ~		5	5
2.885% due 04/25/2036 ~		270	263

Total Non-Agency Mortgage-Backed Securities (Cost $97,878)			94,160

ASSET-BACKED SECURITIES 8.3%

ACE Securities Corp. Home Equity Loan Trust
0.577% due 10/25/2036 •		20	10

Adagio CLO DAC
0.720% due 10/15/2031 •	EUR	2,500	2,745

American Money Management Corp. CLO Ltd.
1.111% due 04/17/2029 •		$3,875	3,873

Anchorage Capital CLO Ltd.
1.291% due 07/15/2030 •		5,350	5,349
1.381% due 07/15/2032 •		10,300	10,132
1.399% due 07/22/2032 •		1,600	1,591

Apex Credit CLO Ltd.
1.918% due 09/20/2029 ~		1,100	1,094

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Apidos CLO
1.171% due 07/17/2030 •		$450	$450
1.204% due 10/20/2030 •		400	397
1.264% due 04/20/2031 •		6,100	6,081

Aqueduct European CLO DAC
0.640% due 07/20/2030 •	EUR	7,925	8,732

Arbor Realty Commercial Real Estate Notes Ltd.
1.500% due 01/15/2037 •		$20,250	20,151

Ares CLO Ltd.
1.111% due 01/15/2029 •		8,664	8,605
1.291% due 04/18/2031 ~		8,000	7,872
1.291% due 01/15/2032 ~		2,000	1,985

Ares European CLO DAC
0.780% due 10/15/2031 •	EUR	2,100	2,306
0.850% due 04/20/2032 ~		5,200	5,714

Argent Securities Trust
0.757% due 07/25/2036 •		$5,065	4,751
0.777% due 05/25/2036 •		2,518	781

Armada Euro CLO DAC
0.720% due 07/15/2031 •	EUR	6,500	7,131

Asset-Backed Funding Certificates Trust
0.597% due 10/25/2036 •		$4,556	4,370

ASSURANT CLO Ltd.
1.294% due 10/20/2031 •		4,000	3,971

Atlas Senior Loan Fund Ltd.
1.339% due 04/22/2031 •		3,700	3,676

Atrium Corp.
1.089% due 04/22/2027 •		715	711

Bain Capital Credit CLO Ltd.
1.224% due 07/20/2030 •		6,600	6,555

Bain Capital Euro DAC
0.740% due 01/20/2032 •	EUR	6,700	7,355

Barings CLO Ltd.
1.054% due 01/20/2028 •		$496	494

BDS Ltd.
1.541% due 08/15/2036 •		2,371	2,364

Bear Stearns Asset-Backed Securities Trust
1.407% due 10/25/2037 •		1,881	1,854

Benefit Street Partners CLO Ltd.
1.111% due 07/15/2029 •		2,312	2,299
1.191% due 10/15/2030 •		5,800	5,751
1.321% due 07/15/2032 •		500	496

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	3,300	3,604

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •		542	597
0.720% due 01/15/2031 •		8,800	9,661

Cairn CLO DAC
0.600% due 04/30/2031 •		4,100	4,517
0.780% due 10/15/2031 •		3,100	3,390

Carbone CLO Ltd.
1.394% due 01/20/2031 •		$2,800	2,791

26	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •	EUR	9,300	$10,196

Carlyle Global Market Strategies CLO Ltd.
1.339% due 04/22/2032 •		$1,500	1,482
1.594% due 07/20/2032 •		800	798

Carlyle Global Market Strategies Euro CLO Ltd.
0.750% due 11/15/2031 •	EUR	3,200	3,509

Carlyle U.S. CLO Ltd.
1.254% due 04/20/2031 •		$1,500	1,490

Carrington Mortgage Loan Trust
1.504% due 07/20/2030 •		2,400	2,394

Cent CLO Ltd.
1.238% due 07/27/2030 •		3,300	3,278

CIFC Funding Ltd.
1.054% due 01/20/2028 •		337	336
1.204% due 04/20/2030 ~		300	299
1.209% due 10/24/2030 •		8,350	8,303
1.265% due 04/23/2029 •		2,028	2,027
1.421% due 11/16/2030 •		600	599
1.474% due 07/20/2030 •		5,800	5,777

CIT Mortgage Loan Trust
1.807% due 10/25/2037 •		733	735
1.957% due 10/25/2037 •		4,400	4,414

Citigroup Mortgage Loan Trust
0.537% due 01/25/2037 •		45	38
0.917% due 12/25/2036 •		1,032	830
1.162% due 03/25/2037 •		3,200	3,085

Citigroup Mortgage Loan Trust, Inc.
0.952% due 10/25/2036 •		7,400	7,194

Countrywide Asset-Backed Certificates
0.597% due 07/25/2037 •		2,276	2,167
0.657% due 09/25/2037 •		1,710	1,569
0.707% due 03/25/2037 •		5,700	5,505
1.037% due 08/25/2036 •		221	221

Countrywide Asset-Backed Certificates Trust
2.182% due 11/25/2034 •		7,502	7,442

Crestline Denali CLO Ltd.
1.399% due 10/23/2031 •		10,200	10,067

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	3,100	3,391
0.650% due 10/15/2031 •		8,700	9,536

Dryden Euro CLO BV
0.660% due 04/15/2033 •		2,700	2,953

Dryden Senior Loan Fund
1.141% due 04/15/2029 •		$3,927	3,904
1.497% due 01/17/2033 •		1,850	1,840
1.516% due 05/15/2031 •		1,600	1,589
1.706% due 08/15/2030 •		3,310	3,299

Elevation CLO Ltd.
1.208% due 10/25/2030 •		1,250	1,240

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	4,800	5,250

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fremont Home Loan Trust
0.592% due 10/25/2036 •		$569	$536

Galaxy CLO Ltd.
1.211% due 10/15/2030 •		4,400	4,369

GoldenTree Loan Management U.S. CLO Ltd.
1.164% due 11/20/2030 •		14,881	14,730

GSAA Home Equity Trust
1.057% due 03/25/2037 •		566	290

GSAMP Trust
0.827% due 03/25/2047 •		2,500	2,240
0.977% due 02/25/2046 •		2,113	2,025
1.432% due 03/25/2035 ^•		1,286	1,241

Halseypoint Clo Ltd.
1.354% due 07/20/2031 •		14,000	13,963
1.749% due 11/30/2032 •		1,100	1,094

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	8,100	8,873
0.650% due 06/26/2030 •		10,295	11,300
0.680% due 10/20/2031 •		4,800	5,245

Home Equity Asset Trust
1.132% due 02/25/2036 •		$3,325	3,289

Home Equity Mortgage Loan Asset-Backed Trust
0.677% due 04/25/2037 •		1,966	1,644

HSI Asset Securitization Corp. Trust
0.997% due 02/25/2036 •		2,054	2,036

IndyMac INDB Mortgage Loan Trust
0.597% due 07/25/2036 •		4,218	1,532

JP Morgan Mortgage Acquisition Trust
0.667% due 10/25/2036 ~		153	151
0.757% due 07/25/2036 •		13,644	7,650

Jubilee CLO DAC
0.610% due 04/15/2030 •	EUR	8,800	9,655
0.650% due 04/15/2031 •		2,600	2,840

KKR CLO Ltd.
1.181% due 07/18/2030 •		$3,700	3,696
1.191% due 07/15/2030 •		2,600	2,570

Laurelin DAC
0.720% due 10/20/2031 •	EUR	4,800	5,250

LCM LP
1.118% due 07/19/2027 ~		$7,006	6,963
1.294% due 07/20/2031 •		11,400	11,349
1.311% due 04/15/2031 •		1,900	1,883
1.334% due 04/20/2031 •		2,600	2,582

LCM Ltd.
1.375% due 07/20/2030 •		14,700	14,627

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		2,320	1,675

Lehman XS Trust
0.777% due 05/25/2036 •		1,358	1,547
5.022% due 06/25/2036 þ		3,964	4,117

LoanCore Issuer Ltd.
1.527% due 05/15/2036 •		2,271	2,263

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.600% due 01/17/2037 •		$7,500	$7,458

Madison Park Funding Ltd.
0.991% due 04/15/2029 •		1,091	1,086
1.159% due 07/23/2029 •		3,059	3,039
1.179% due 01/22/2028 ~		3,794	3,771
1.228% due 04/25/2029 •		1,100	1,094
1.238% due 07/27/2031 •		1,150	1,142
1.244% due 04/20/2032 •		1,850	1,824
1.378% due 04/25/2032 •		7,000	6,961

Magnetite Ltd.
1.221% due 04/15/2031 •		1,600	1,592
1.386% due 11/15/2028 •		845	839

Man GLG Euro CLO DAC
0.690% due 12/15/2031 •	EUR	5,300	5,826
0.870% due 01/15/2030 •		1,522	1,683

Marathon CLO Ltd.
1.391% due 04/15/2029 •		$1,284	1,280

Marble Point CLO Ltd.
1.281% due 10/15/2030 ~		7,000	6,969

MASTR Asset-Backed Securities Trust
0.607% due 10/25/2036 •		1,562	627

MASTR Specialized Loan Trust
0.827% due 01/25/2037 •		21,410	11,265

MF1 Ltd.
2.143% due 11/15/2035 •		3,900	3,907

MidOcean Credit CLO
1.229% due 01/29/2030 •		3,700	3,678

Midocean Credit CLO
1.368% due 07/19/2028 •		553	553

Morgan Stanley ABS Capital, Inc. Trust
0.517% due 05/25/2037 •		420	385

Morgan Stanley Mortgage Loan Trust
1.177% due 04/25/2037 •		631	244
6.410% due 11/25/2036 þ		1,545	513

MP CLO Ltd.
1.131% due 10/18/2028 •		3,594	3,576

Neuberger Berman CLO Ltd.
1.171% due 10/18/2029 •		1,100	1,090
1.294% due 04/20/2031 •		1,850	1,839

New Century Home Equity Loan Trust
1.222% due 02/25/2035 ~		1,516	1,483

NovaStar Mortgage Funding Trust
1.162% due 01/25/2036 •		2,837	2,823

OAK Hill European Credit Partners DAC
0.740% due 10/20/2031 •	EUR	3,900	4,278

Oak Hill European Credit Partners Designated Activity Co.
0.730% due 01/20/2032 •		2,600	2,866

Oaktree CLO Ltd.
1.369% due 04/22/2030 •		$2,200	2,187
1.374% due 10/20/2032 •		2,500	2,478

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OCP CLO Ltd.
1.374% due 07/20/2029 •		$7,945	$7,921

OCP Euro CLO DAC
0.880% due 09/22/2034 •	EUR	9,700	10,608

Octagon Loan Funding Ltd.
1.668% due 11/18/2031 •		$6,658	6,636

OZLM Ltd.
1.221% due 10/17/2029 •		3,477	3,461
1.354% due 10/20/2031 •		400	394
1.414% due 07/20/2032 •		3,700	3,682
1.549% due 10/30/2030 •		1,879	1,881

Palmer Square European Loan Funding DAC
0.720% due 10/15/2031 •	EUR	9,400	10,371
0.780% due 04/15/2031 •		8,400	9,283

Palmer Square Loan Funding Ltd.
1.224% due 04/20/2027 •		$49	49
1.280% due 05/20/2029 •		14,085	14,033

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.447% due 09/25/2034 •		112	111
2.482% due 12/25/2034 •		3,100	3,067

Popular ABS Mortgage Pass-Through Trust
1.327% due 02/25/2036 •		4,300	4,171

Rad CLO Ltd.
1.379% due 07/24/2032 •		1,400	1,388

Renaissance Home Equity Loan Trust
1.557% due 09/25/2037 •		14,276	7,584

Residential Asset Securities Corp. Trust
0.757% due 09/25/2036 •		8,703	7,871
0.937% due 08/25/2036 •		777	715

Saranac CLO Ltd.
1.646% due 08/13/2031 •		2,800	2,791

Securitized Asset-Backed Receivables LLC Trust
0.957% due 05/25/2036 •		4,348	2,857

Sound Point CLO Ltd.
1.234% due 10/20/2030 •		19,750	19,592
1.238% due 07/25/2030 •		13,650	13,668
1.249% due 01/23/2029 •		6,624	6,607
1.334% due 01/20/2032 •		1,500	1,490
1.374% due 01/21/2031 •		3,100	3,089
1.391% due 04/18/2031 •		5,600	5,582

Soundview Home Loan Trust
0.517% due 11/25/2036 •		461	175

Starwood Commercial Mortgage Trust
1.499% due 07/15/2038 •		701	699

Stratus CLO Ltd.
0.993% due 12/28/2029 •		1,300	1,290

Structured Asset Investment Loan Trust
1.177% due 04/25/2033 •		1,263	1,243

Symphony CLO Ltd.
1.121% due 04/15/2028 •		867	864
1.188% due 07/14/2026 •		559	558

28	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Symphony Static CLO Ltd.
0.959% due 10/25/2029 •		$6,400	$6,348

TCI-Symphony CLO Ltd.
1.264% due 10/13/2032 •		6,300	6,248

TCW CLO Ltd.
1.228% due 04/25/2031 •		7,000	6,934

Telos CLO Ltd.
1.191% due 04/17/2028 •		348	349

THL Credit Wind River Clo Ltd.
1.321% due 04/15/2031 •		3,700	3,674

TICP CLO Ltd.
1.094% due 04/20/2028 •		2,097	2,097

Toro European CLO DAC
0.920% due 01/12/2032 •	EUR	2,400	2,624

Towd Point Mortgage Trust
1.457% due 05/25/2058 •		$6,736	6,743
2.750% due 10/25/2056 ~		910	911

TPG Real Estate Finance Issuer Ltd.
1.700% due 02/15/2039 •		6,300	6,261

Venture CLO Ltd.
1.121% due 04/15/2027 •		4,735	4,734
1.121% due 07/15/2027 •		561	561
1.244% due 07/20/2030 •		8,100	8,102
1.301% due 07/15/2031 •		3,694	3,673
1.304% due 07/20/2030 •		3,200	3,199
1.354% due 01/20/2029 •		1,400	1,395
1.384% due 04/20/2032 •		9,000	8,952
1.459% due 07/30/2032 •		14,700	14,615
1.496% due 09/07/2030 •		2,750	2,749

Vibrant CLO Ltd.
1.240% due 07/20/2032 •		2,400	2,381
1.374% due 07/20/2032 •		3,100	3,081
1.878% due 06/20/2029 •		9,118	9,112

VMC Finance LLC
1.950% due 02/18/2039 •		16,275	16,438

Voya CLO Ltd.
1.191% due 04/17/2030 •		3,700	3,687
1.221% due 06/07/2030 •		1,600	1,594
1.241% due 10/15/2030 •		5,600	5,536
1.338% due 07/14/2031 •		2,477	2,462
1.451% due 10/15/2030 •		2,689	2,680

Wellfleet CLO Ltd.
1.144% due 04/20/2029 •		3,008	3,009
1.144% due 07/20/2029 •		6,453	6,418

Wells Fargo Home Equity Asset-Backed Securities Trust
2.857% due 12/25/2034 •		1,460	1,469

Wind River CLO Ltd.
1.291% due 07/18/2031 •		1,942	1,930

Total Asset-Backed Securities (Cost $845,376)			826,241

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 9.1%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$199	$60
1.125% due 07/09/2035 þ		130	37
1.450% due 08/13/2023	ARS	156,507	827
15.500% due 10/17/2026		21,780	45
39.551% (BADLARPP + 2.000%) due 04/03/2022 ~		40,847	209
40.178% (BADLARPP) due 10/04/2022 ~		1,800	3

Australia Government International Bond
3.000% due 09/20/2025	AUD	35,190	29,381

Canada Government Real Return Bond
4.250% due 12/01/2026	CAD	18,524	18,128

France Government International Bond
0.100% due 03/01/2026	EUR	22,660	28,068
0.100% due 07/25/2031		95,719	125,325
0.250% due 07/25/2024		17,220	21,034
2.100% due 07/25/2023		42,782	51,733

Italy Buoni Poliennali Del Tesoro
0.100% due 05/15/2033		41,544	47,817
0.400% due 05/15/2030		56,676	68,037
1.400% due 05/26/2025		100,923	121,490

Japan Government International Bond
0.005% due 03/10/2031	JPY	890,278	7,712
0.100% due 03/10/2028		2,539,250	21,911
0.100% due 03/10/2029		4,774,284	41,296

Mexico Government International Bond
4.500% due 11/22/2035	MXN	425,528	22,929

New Zealand Government International Bond
2.000% due 09/20/2025	NZD	81,265	59,072
2.500% due 09/20/2035		4,478	3,590

Peru Government International Bond
5.940% due 02/12/2029	PEN	11,900	3,142

Qatar Government International Bond
3.875% due 04/23/2023		$6,300	6,418

United Kingdom Gilt
0.125% due 03/22/2024 (g)	GBP	32,108	46,477
0.125% due 03/22/2026		4,628	7,023
0.125% due 08/10/2028 (g)		34,497	55,606
1.250% due 11/22/2027		70,247	118,242

Total Sovereign Issues (Cost $913,655)			905,612

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.0%

FINANCIALS 0.0%

Banco Santander SA
5.250% due 09/29/2023 •(d)(e)	200,000	$224

Bank of America Corp.
5.875% due 03/15/2028 •(d)	3,840,000	3,882

Total Preferred Securities (Cost $4,048)		4,106

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 15.9%

REPURCHASE AGREEMENTS (f) 12.4%
		1,232,874

U.S. TREASURY BILLS 2.0%
0.495% due 05/03/2022 - 06/30/2022 (a)(b)(i)(k)	$200,230	200,027

U.S. TREASURY CASH MANAGEMENT BILLS 1.5%
0.558% due 05/17/2022 - 07/26/2022 (a)(b)(i)(k)	149,130	148,897

Total Short-Term Instruments (Cost $1,581,778)		1,581,798

Total Investments in Securities (Cost $13,815,126)		13,680,088

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.2%

PIMCO Short-Term Floating NAV Portfolio III	2,482,326	$24,103

Total Short-Term Instruments (Cost $24,104)		24,103

Total Investments in Affiliates (Cost $24,104)		24,103

Total Investments 137.5% (Cost $13,839,230)		$13,704,191

Financial Derivative Instruments (h)(j) 2.0% (Cost or Premiums, net $(2,301))		202,647

Other Assets and Liabilities, net (39.5)%		(3,938,715)

Net Assets 100.0%		$9,968,123

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

30	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
CIB	0.280%	04/01/2022	04/04/2022	$500,000	U.S. Treasury Inflation Protected Securities 0.125% - 0.750% due 07/15/2022 - 07/15/2029	$(508,850)	$500,000	$500,000
DEU	0.200	03/31/2022	04/01/2022	43,800	U.S. Treasury Notes 2.625% due 02/15/2029	(44,656)	43,800	43,800
FICC	0.010	03/31/2022	04/01/2022	6,774	U.S. Treasury Bills 0.000% due 08/04/2022	(6,910)	6,774	6,774
JPS	0.150	03/31/2022	04/01/2022	175,400	U.S. Treasury Notes 2.375% due 03/31/2029	(178,753)	175,400	175,401
MBC	0.280	03/31/2022	04/01/2022	256,900	U.S. Treasury Notes 0.375% - 2.125% due 11/30/2024 - 07/31/2027	(265,056)	256,900	256,902
RCY	0.280	03/31/2022	04/01/2022	250,000	U.S. Treasury Notes 1.125% due 08/31/2028	(254,758)	250,000	250,002

Total Repurchase Agreements						$(1,258,983)	$1,232,874	$1,232,879

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BSN	0.230%	03/03/2022	04/06/2022		$(429,840)	$(429,919)
	0.230	03/08/2022	04/06/2022		(13,230)	(13,232)
CEW	0.760	03/22/2022	05/10/2022	GBP	(76,830)	(100,949)
JPS	0.280	03/18/2022	04/08/2022		$(158,020)	(158,037)
STR	0.300	03/31/2022	04/01/2022		(1,627,596)	(1,627,596)
	0.300	04/01/2022	04/04/2022		(1,627,106)	(1,627,107)

Total Reverse Repurchase Agreements						$(3,956,840)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies 0.0%
Uniform Mortgage-Backed Security, TBA	3.500%	06/01/2052	$2,000	$(1,985)	$(1,993)

Total Short Sales 0.0%				$(1,985)	$(1,993)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$0	$(443,151)	$0	$(443,151)	$442,416	$(735)
CEW	0	(100,949)	0	(100,949)	101,462	513
CIB	500,000	0	0	500,000	(508,850)	(8,850)
DEU	43,800	0	0	43,800	(44,656)	(856)
FICC	6,774	0	0	6,774	(6,910)	(136)
JPS	175,401	(158,037)	0	17,364	(21,991)	(4,627)
MBC	256,902	0	0	256,902	(265,056)	(8,154)
NOM	0	0	0	0	(300)	(300)
RCY	250,002	0	0	250,002	(254,758)	(4,756)
STR	0	(3,254,703)	0	(3,254,703)	1,657,012	(1,597,691)

Total Borrowings and Other Financing Transactions	$1,232,879	$(3,956,840)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(1,627,596)	$(601,188)	$0	$0	$(2,228,784)
Sovereign Issues	0	0	(100,949)	0	(100,949)

Total Borrowings	$(1,627,596)	$(601,188)	$(100,949)	$0	$(2,329,733)

Payable for reverse repurchase agreements(4)					$(2,329,733)

(g)	Securities with an aggregate market value of $2,358,233 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(1,854,002) at a weighted average interest rate of 0.058%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(1,627,107) is outstanding at period end.

32	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2022

(h)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CMX Gold September 2022 Futures	$2,400.000	08/25/2022	90	$9	$(242)	$(200)
Call - NYMEX Crude May 2022 Futures	100.000	04/14/2022	72	72	(157)	(364)
Call - NYMEX Crude May 2022 Futures	102.000	04/14/2022	60	60	(121)	(249)
Put - NYMEX Natural Gas January 2023 Futures	5.000	12/27/2022	21	210	(191)	(134)
Put - NYMEX Natural Gas March 2023 Futures	4.250	02/23/2023	21	210	(180)	(132)
Put - NYMEX Natural Gas November 2022 Futures	4.000	10/26/2022	24	240	(67)	(38)
Call - NYMEX Natural Gas November 2022 Futures	10.000	10/26/2022	24	240	(54)	(64)

Total Written Options					$(1,012)	$(1,181)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month EURIBOR March Futures	03/2023	2,472	$678,843	$(6,686)	$820	$(479)
Arabica Coffee September Futures	09/2022	46	3,893	(215)	78	0
Brent 1st Line vs. Dubai 1st Line April Futures	04/2022	1	2	(2)	0	(1)
Brent 1st Line vs. Dubai 1st Line April Futures	04/2023	12	35	19	0	(1)
Brent 1st Line vs. Dubai 1st Line August Futures	08/2023	12	34	17	0	0
Brent 1st Line vs. Dubai 1st Line December Futures	12/2023	12	33	16	0	(1)
Brent 1st Line vs. Dubai 1st Line February Futures	02/2023	12	37	20	0	(1)
Brent 1st Line vs. Dubai 1st Line January Futures	01/2023	12	39	22	0	(2)
Brent 1st Line vs. Dubai 1st Line July Futures	07/2023	12	34	17	0	0
Brent 1st Line vs. Dubai 1st Line June Futures	06/2023	12	34	18	0	0
Brent 1st Line vs. Dubai 1st Line March Futures	03/2023	12	36	20	0	(1)
Brent 1st Line vs. Dubai 1st Line May Futures	05/2023	12	35	18	0	0
Brent 1st Line vs. Dubai 1st Line November Futures	11/2023	12	34	17	0	0
Brent 1st Line vs. Dubai 1st Line October Futures	10/2023	12	34	17	0	0
Brent 1st Line vs. Dubai 1st Line September Futures	09/2023	12	34	17	0	0
Brent Crude December Futures	10/2023	127	11,026	25	0	(56)
Brent Crude June Futures	04/2022	85	8,900	(416)	0	(537)
Brent Crude June Futures	04/2023	80	7,238	(111)	0	(112)
Brent Crude June Futures	04/2024	36	3,012	(8)	1	(13)
California Carbon Allowance Vintage December Futures	12/2022	2,883	89,632	9,947	0	(923)
Cocoa July Futures	07/2022	211	5,670	222	2	0
Copper July Futures	07/2022	78	9,273	193	2	0
Corn September Futures	09/2022	152	5,292	355	173	0
Cotton No. 2 December Futures	12/2022	92	5,119	334	0	(53)
Euro-Mill Wheat December Futures	12/2022	200	3,590	518	88	0
Euro-Mill Wheat September Futures	09/2022	192	3,534	370	101	0
European Climate Exchange December Futures	12/2022	80	6,768	(514)	0	(462)
Gas Oil December Futures	12/2022	44	3,788	25	0	(28)
Gas Oil December Futures	12/2023	64	4,997	(32)	42	0
Gas Oil September Futures	09/2022	29	2,601	428	0	(46)
Hard Red Winter Wheat September Futures	09/2022	49	2,512	30	0	(35)
Henry Hub Natural Gas April Futures	03/2023	23	232	51	4	0
Henry Hub Natural Gas August Futures	07/2023	23	229	49	3	0
Henry Hub Natural Gas July Futures	06/2023	23	229	48	3	0
Henry Hub Natural Gas June Futures	05/2023	23	226	46	3	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	33

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Henry Hub Natural Gas May Futures	04/2023	23	$224	$44	$3	$0
Henry Hub Natural Gas October Futures	09/2023	23	230	50	3	0
Henry Hub Natural Gas September Futures	08/2023	23	229	48	3	0
Iron Ore July Futures	07/2022	1,065	17,028	959	0	(17)
Live Cattle June Futures	06/2022	368	20,185	(493)	0	(129)
Natural Gas April Futures	03/2023	4	214	24	25	(1)
Natural Gas August Futures	07/2023	4	190	(7)	0	(7)
Natural Gas July Futures	06/2023	4	190	(7)	0	(7)
Natural Gas June Futures	05/2023	4	181	(9)	0	(9)
Natural Gas March Futures	02/2023	141	7,417	552	75	(5)
Natural Gas May Futures	04/2023	4	194	(3)	0	(3)
Natural Gas September Futures	08/2022	64	3,668	543	23	0
Natural Gas September Futures	08/2023	4	186	(4)	0	(4)
New York Harbor September Futures	08/2022	25	3,140	481	0	(104)
Nickel July Futures	07/2022	13	2,505	419	433	(14)
Palladium June Futures	06/2022	10	2,256	(256)	12	0
Platinum July Futures	07/2022	29	1,444	(70)	0	(8)
RBOB Gasoline September Futures	08/2022	33	3,981	405	0	(161)
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line April Futures	04/2023	4	(25)	(5)	5	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line August Futures	08/2023	4	(24)	(3)	4	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line December Futures	12/2022	38	(243)	(174)	33	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line December Futures	12/2023	4	(23)	(3)	2	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line February Futures	02/2023	4	(26)	(6)	4	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line January Futures	01/2023	4	(26)	(6)	4	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line July Futures	07/2023	4	(24)	(4)	5	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line June Futures	06/2023	4	(24)	(4)	5	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line March Futures	03/2023	4	(25)	(5)	4	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line May Futures	05/2023	4	(24)	(4)	5	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line November Futures	11/2022	38	(226)	(157)	46	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line November Futures	11/2023	4	(24)	(3)	2	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line October Futures	10/2022	38	(227)	(158)	53	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line October Futures	10/2023	4	(24)	(4)	3	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line September Futures	09/2023	4	(24)	(4)	4	0
Soybean July Futures	07/2022	157	12,544	(351)	0	(349)
Soybean Meal December Futures	12/2022	124	5,103	(8)	0	(155)
Soybean Meal July Futures	07/2022	970	44,562	(177)	0	(728)
Soybean November Futures	11/2022	208	14,773	(197)	0	(511)
Soybean Oil December Futures	12/2022	81	3,088	(71)	0	(99)
U.S. Treasury 2-Year Note June Futures	06/2022	3,027	641,488	(10,798)	497	0
U.S. Treasury 5-Year Note June Futures	06/2022	67	7,684	24	9	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	237	41,979	1,004	252	0
WTI Crude December Futures	11/2022	1,597	143,091	10,186	0	(5,062)
WTI Crude December Futures	11/2023	38	3,082	(36)	0	(41)
WTI Crude June Futures	05/2023	290	24,537	(296)	0	(297)

34	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2022

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
WTI Crude May Futures	04/2022	84	$8,424	$(572)	$0	$(633)
WTI Crude September Futures	08/2022	30	2,800	(31)	0	(148)
WTI Houston (Argus) vs. WTI Trade April Futures	03/2023	6	9	(1)	0	0
WTI Houston (Argus) vs. WTI Trade August Futures	07/2023	6	10	(1)	0	0
WTI Houston (Argus) vs. WTI Trade December Futures	11/2023	6	10	(1)	0	0
WTI Houston (Argus) vs. WTI Trade February Futures	01/2023	6	9	(1)	0	0
WTI Houston (Argus) vs. WTI Trade January Futures	12/2022	6	9	(1)	0	0
WTI Houston (Argus) vs. WTI Trade July Futures	06/2023	6	10	(1)	0	0
WTI Houston (Argus) vs. WTI Trade June Futures	05/2023	6	9	(1)	0	0
WTI Houston (Argus) vs. WTI Trade March Futures	02/2023	6	9	(1)	0	0
WTI Houston (Argus) vs. WTI Trade May Futures	04/2023	6	9	(1)	0	0
WTI Houston (Argus) vs. WTI Trade November Futures	10/2023	6	10	(1)	0	0
WTI Houston (Argus) vs. WTI Trade October Futures	09/2023	6	10	(1)	0	0
WTI Houston (Argus) vs. WTI Trade September Futures	08/2023	6	10	(1)	0	0
WTI-Brent April Futures	04/2023	6	(32)	(1)	0	(2)
WTI-Brent August Futures	08/2023	6	(33)	(2)	0	(2)
WTI-Brent December Futures	12/2023	6	(31)	(1)	0	(2)
WTI-Brent February Futures	02/2023	6	(31)	0	0	(2)
WTI-Brent January Futures	01/2023	6	(31)	0	0	(2)
WTI-Brent July Futures	07/2023	6	(33)	(2)	0	(2)
WTI-Brent June Futures	06/2023	6	(33)	(2)	0	(2)
WTI-Brent March Futures	03/2023	6	(32)	(1)	0	(2)
WTI-Brent May Futures	05/2023	6	(32)	(1)	0	(2)
WTI-Brent November Futures	11/2023	6	(32)	(1)	0	(2)
WTI-Brent October Futures	10/2023	6	(32)	(1)	0	(2)
WTI-Brent September Futures	09/2023	6	(33)	(2)	0	(2)
Zinc July Futures	07/2022	42	4,380	335	335	0

				$5,997	$3,169	$(11,267)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum July Futures	07/2022	78	$(6,811)	$(142)	$1	$(143)
Arabica Coffee July Futures	07/2022	86	(7,303)	(147)	0	(147)
Australia Government 3-Year Note June Futures	06/2022	371	(30,507)	501	0	(130)
Australia Government 10-Year Bond June Futures	06/2022	137	(12,993)	539	46	(107)
Brent 1st Line vs. Dubai 1st Line August Futures	08/2022	11	(41)	(8)	2	0
Brent 1st Line vs. Dubai 1st Line December Futures	12/2022	7	(24)	(6)	1	0
Brent 1st Line vs. Dubai 1st Line July Futures	07/2022	11	(45)	(12)	2	(1)
Brent 1st Line vs. Dubai 1st Line June Futures	06/2022	18	(79)	(31)	7	0
Brent 1st Line vs. Dubai 1st Line May Futures	05/2022	50	(213)	26	25	0
Brent 1st Line vs. Dubai 1st Line November Futures	11/2022	7	(24)	(6)	1	0
Brent 1st Line vs. Dubai 1st Line October Futures	10/2022	7	(24)	(6)	1	0
Brent 1st Line vs. Dubai 1st Line September Futures	09/2022	11	(38)	(5)	3	0
Brent Crude December Futures	10/2022	1,337	(127,697)	(4,095)	3,901	0
Brent Crude December Futures	10/2024	143	(11,642)	(215)	0	(96)
Brent Crude September Futures	07/2022	32	(3,182)	(116)	139	0
Call Options Strike @ USD 102.000 on Brent Crude June 2022 Futures(1)	04/2022	72	(568)	(393)	373	0
Call Options Strike @ USD 103.000 on Brent Crude June 2022 Futures(1)	04/2022	36	(266)	(183)	181	0
Call Options Strike @ USD 104.000 on Brent Crude June 2022 Futures(1)	04/2022	24	(166)	(113)	117	0
Cocoa September Futures	09/2022	37	(997)	(14)	0	(1)
Copper December Futures	12/2022	7	(1,812)	(62)	0	(62)
Corn July Futures	07/2022	1,331	(48,781)	(2,001)	0	(865)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	35

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl June Futures	06/2022	2,477	$(353,100)	$5,584	$986	$(2,083)
Euro-BTP Italy Government Bond June Futures	06/2022	1,775	(245,544)	6,906	244	(1,393)
Euro-Bund 10-Year Bond June Futures	06/2022	1,454	(255,203)	2,000	338	(2,413)
Euro-Buxl 30-Year Bond June Futures	06/2022	562	(115,763)	8,138	124	(1,791)
Euro-OAT France Government 10-Year Bond June Futures	06/2022	956	(160,233)	4,609	254	(1,533)
Euro-Schatz June Futures	06/2022	8,256	(1,011,365)	7,931	1,279	(1,781)
Gold 100 oz. June Futures	06/2022	355	(69,367)	(678)	0	(532)
Hard Red Winter Wheat July Futures	07/2022	103	(5,303)	103	81	0
Japan Government 10-Year Bond June Futures	06/2022	42	(51,646)	331	0	(231)
Lead July Futures	07/2022	12	(725)	(35)	0	(35)
Lean Hogs June Futures	06/2022	331	(15,971)	(927)	477	0
Natural Gas January Futures	12/2022	82	(4,956)	(242)	7	(39)
Natural Gas July Futures	06/2022	148	(8,519)	(1,099)	0	(62)
Natural Gas June Futures	05/2022	25	(2,993)	(347)	0	(370)
Natural Gas June Futures	05/2022	55	(5,492)	(778)	0	(723)
Natural Gas October Futures	09/2022	72	(4,133)	(514)	0	(27)
Put Options Strike @ EUR 131.500 on Euro-Bobl Bond May 2022 Futures(1)	04/2022	226	(679)	(573)	180	(88)
Put Options Strike @ USD 87.000 on Brent Crude June 2023 Futures(1)	04/2023	157	(2,088)	(76)	0	(76)
Silver July Futures	07/2022	32	(4,032)	(15)	0	(4)
Soybean Oil July Futures	07/2022	98	(4,036)	161	120	0
Sugar No. 11 Octomber Futures	09/2022	167	(3,617)	(281)	11	0
U.S. Treasury 10-Year Note June Futures	06/2022	6,174	(758,630)	7,997	0	(1,544)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2022	1,408	(190,740)	5,199	0	(572)
U.S. Treasury 30-Year Bond June Futures	06/2022	2,204	(330,738)	10,161	0	(1,378)
United Kingdom Long Gilt June Futures	06/2022	333	(53,031)	504	53	(184)
Wheat December Futures	12/2022	72	(3,502)	(388)	66	0
Wheat July Futures	07/2022	238	(11,924)	1,082	250	0
Wheat September Futures	09/2022	28	(1,385)	72	27	0
WTI Crude December Futures	11/2023	57	(4,623)	95	37	0
WTI Crude June Futures	05/2022	317	(31,231)	(7,213)	2,270	0
WTI Crude June Futures	05/2024	234	(18,257)	52	40	0

				$41,270	$11,644	$(18,411)

Total Futures Contracts				$47,267	$14,813	$(29,678)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Barclays Bank PLC	1.000%	Quarterly	12/20/2022	0.285%	EUR	2,700	$18	$(2)	$16	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.363		$2,400	(133)	160	27	0	(1)

							$(115)	$158	$43	$0	$(1)

36	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2022

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	51,300	$1,619	$3,988	$5,607	$0	$(216)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	09/20/2027	JPY	2,495,000	(45)	(71)	(116)	0	(69)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/20/2028		568,470	(11)	(13)	(24)	0	(19)
Pay(6)	3-Month EUR-EURIBOR	0.526	Annual	11/21/2023	EUR	97,200	0	(1,334)	(1,334)	56	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	29,700	91	43	134	0	(94)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	$	12,400	(313)	689	376	0	(1)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		900	77	(36)	41	0	0
Receive(6)	3-Month USD-LIBOR	1.840	Semi-Annual	11/15/2028		50,400	0	1,435	1,435	0	(39)
Receive(6)	3-Month USD-LIBOR	1.840	Semi-Annual	11/21/2028		27,000	0	765	765	0	(21)
Pay(6)	3-Month USD-LIBOR	1.975	Semi-Annual	11/15/2053		10,400	0	(552)	(552)	101	0
Pay(6)	3-Month USD-LIBOR	1.888	Semi-Annual	11/21/2053		5,500	0	(394)	(394)	53	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031	EUR	32,100	(232)	(6,269)	(6,501)	0	(54)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		5,200	(7)	777	770	11	0
Pay	CPTFEMU	1.950	Maturity	11/15/2048		2,020	7	(539)	(532)	42	0
Pay	CPTFEMU	2.580	Maturity	03/15/2052		2,100	0	34	34	34	0
Pay	CPTFEMU	2.590	Maturity	03/15/2052		11,000	(196)	263	67	327	0
Receive	CPURNSA	2.069	Maturity	07/15/2022	$	10,500	0	784	784	3	0
Receive	CPURNSA	2.500	Maturity	07/15/2022		11,100	(988)	744	(244)	4	0
Receive	CPURNSA	2.210	Maturity	02/05/2023		63,290	0	4,859	4,859	0	(212)
Receive	CPURNSA	2.263	Maturity	04/27/2023		13,380	(4)	1,004	1,000	0	(40)
Receive	CPURNSA	2.263	Maturity	05/09/2023		10,270	0	778	778	0	(32)
Receive	CPURNSA	2.281	Maturity	05/10/2023		15,760	0	1,152	1,152	0	(78)
Receive	CPURNSA	2.419	Maturity	03/05/2026		8,100	0	809	809	0	(53)
Receive	CPURNSA	2.768	Maturity	05/13/2026		24,600	0	1,946	1,946	0	(162)
Receive	CPURNSA	2.813	Maturity	05/14/2026		9,800	0	752	752	0	(64)
Receive	CPURNSA	2.703	Maturity	05/25/2026		9,590	2	780	782	0	(61)
Receive	CPURNSA	2.690	Maturity	06/01/2026		10,400	0	847	847	0	(68)
Receive	CPURNSA	1.794	Maturity	08/24/2027		90,200	0	14,251	14,251	0	(679)
Receive	CPURNSA	1.798	Maturity	08/25/2027		21,700	0	3,420	3,420	0	(163)
Receive	CPURNSA	1.890	Maturity	08/27/2027		40,100	0	6,052	6,052	0	(302)
Pay	CPURNSA	2.335	Maturity	02/05/2028		32,120	70	(3,324)	(3,254)	265	0
Pay	CPURNSA	2.353	Maturity	05/09/2028		10,270	0	(1,009)	(1,009)	77	0
Pay	CPURNSA	2.360	Maturity	05/09/2028		15,460	0	(1,507)	(1,507)	115	0
Pay	CPURNSA	2.364	Maturity	05/10/2028		15,760	0	(1,531)	(1,531)	118	0
Pay	CPURNSA	2.165	Maturity	04/16/2029		14,300	0	(1,849)	(1,849)	97	0
Pay	CPURNSA	1.954	Maturity	06/03/2029		32,350	0	(4,843)	(4,843)	210	0
Pay	CPURNSA	1.998	Maturity	07/25/2029		95,800	21	(13,764)	(13,743)	660	0
Receive	CPURNSA	2.311	Maturity	02/24/2031		34,100	0	4,310	4,310	0	(245)
Receive	FRCPXTOB	1.030	Maturity	03/15/2024	EUR	10,510	(2)	789	787	22	0
Pay	FRCPXTOB	1.610	Maturity	07/15/2028		8,760	0	(747)	(747)	0	(15)
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		5,600	16	(691)	(675)	43	0
Receive	UKRPI	4.480	Maturity	09/15/2023	GBP	7,400	0	648	648	32	0
Receive	UKRPI	6.290	Maturity	03/15/2024		43,200	(22)	162	140	184	0
Pay	UKRPI	3.330	Maturity	01/15/2025		84,100	2,506	(13,867)	(11,361)	0	(520)
Receive	UKRPI	4.735	Maturity	12/15/2026		17,000	(216)	1,101	885	152	0
Pay	UKRPI	3.595	Maturity	11/15/2028		1,570	0	(239)	(239)	0	(18)
Pay	UKRPI	3.633	Maturity	12/15/2028		2,300	0	(341)	(341)	0	(29)
Pay	UKRPI	3.400	Maturity	01/15/2030		46,800	(20)	(10,340)	(10,360)	0	(689)
Pay	UKRPI	3.480	Maturity	01/15/2030		20,000	214	(4,392)	(4,178)	0	(294)
Pay	UKRPI	3.346	Maturity	05/15/2030		10,200	25	(2,478)	(2,453)	0	(149)
Pay	UKRPI	3.325	Maturity	08/15/2030		25,090	236	(5,886)	(5,650)	0	(435)
Pay	UKRPI	3.624	Maturity	02/15/2031		17,800	0	(4,139)	(4,139)	0	(289)
Pay	UKRPI	3.750	Maturity	04/15/2031		35,630	21	(7,614)	(7,593)	0	(601)
Pay	UKRPI	4.066	Maturity	09/15/2031		19,500	0	(2,573)	(2,573)	0	(310)
Pay	UKRPI	4.140	Maturity	10/15/2031		19,300	(228)	(2,055)	(2,283)	0	(281)
Receive	UKRPI	4.300	Maturity	01/15/2032		8,500	19	513	532	141	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	37

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	UKRPI	3.566%	Maturity	03/15/2036	GBP	4,300	$0	$(1,169)	$(1,169)	$0	$(100)
Pay	UKRPI	3.580	Maturity	03/15/2036		10,300	(60)	(2,703)	(2,763)	0	(239)

							$2,580	$(42,574)	$(39,994)	$2,747	$(6,641)

Total Swap Agreements							$2,465	$(42,416)	$(39,951)	$2,747	$(6,642)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$18,259	$2,747	$21,006	$(1,181)	$(32,022)	$(6,642)	$(39,845)

(i)

Securities with an aggregate market value of $104,651 and cash of $19,793 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $3,446 and liability of $(2,344) for closed futures agreements is outstanding at period end.

38	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2022

(j)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
BOA	04/2022			AUD	13,722	$		10,271	$2	$0
	04/2022			DKK	271,296			42,735	2,388	0
	04/2022			GBP	412			542	1	0
	04/2022		$		5,199		AUD	7,121	130	0
	05/2022				10,274			13,722	0	(2)
	05/2022				6,795		NOK	60,560	81	0
	06/2022			PLN	177	$		41	0	(1)
	07/2022			EUR	350			389	1	0
	07/2022		$		315		EUR	260	0	(27)
	08/2022			PEN	16,987	$		4,312	0	(254)
	09/2022		$		1,861		EUR	1,664	3	(9)
BPS	04/2022			CAD	491	$		387	0	(5)
	04/2022			DKK	295,870			45,041	1,040	0
	04/2022			EUR	61,581			68,178	379	(326)
	04/2022			GBP	2,520			3,379	68	0
	04/2022			JPY	7,812,980			67,880	3,702	0
	04/2022			NZD	165,001			111,749	0	(2,605)
	04/2022		$		49,958		CAD	62,348	0	(86)
	04/2022				19,241		DKK	127,930	0	(216)
	04/2022				31,469		EUR	28,433	76	(90)
	04/2022				8,308		GBP	6,243	0	(106)
	04/2022				25,718		JPY	3,038,100	0	(763)
	05/2022			AUD	66,719	$		49,918	0	(25)
	05/2022			EUR	579			643	2	0
	05/2022			INR	3,612			47	0	0
	05/2022			NOK	430,665			49,656	759	0
	05/2022			TWD	4,573			162	2	0
	05/2022		$		453		MXN	9,433	19	0
	05/2022				102		TWD	2,873	0	(2)
	06/2022			ILS	268	$		82	0	(2)
	06/2022			SGD	61			45	0	0
	07/2022			EUR	260			299	10	0
	07/2022			MXN	600,067			28,687	0	(1,013)
	07/2022		$		10,153		DKK	67,640	0	(59)
	07/2022				7,053		EUR	5,838	0	(573)
	08/2022				6,399		MXN	140,561	506	0
	09/2022			TWD	2,846	$		102	2	0
BRC	04/2022		$		2,017		GBP	1,518	0	(23)
	05/2022			JPY	7,705,683	$		63,523	189	0
BSH	05/2022		$		445		PEN	1,662	6	0
CBK	04/2022			DKK	679,798	$		105,776	4,678	0
	04/2022			MXN	98			5	0	0
	04/2022		$		2,867		DKK	18,790	0	(73)
	04/2022				1,111		JPY	131,700	0	(29)
	04/2022				261		PEN	973	3	0
	04/2022	«			4		RUB	337	0	0
	05/2022				238		PEN	882	1	0
	05/2022	«			6		RUB	432	0	(1)
	06/2022			ILS	184	$		56	0	(2)
DUB	04/2022		$		84,238		DKK	570,997	680	0
	04/2022	«			8		RUB	592	0	(1)
	05/2022			CNY	1,218	$		191	0	0
	05/2022	«	$		16		RUB	1,254	0	(2)
	06/2022			PLN	102	$		22	0	(2)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	39

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	07/2022			DKK	568,859	$		84,238	$0	$(652)
	09/2022		$		182		EUR	164	1	0
GLM	04/2022			DKK	20,870	$		3,170	66	0
	04/2022	«	$		25		RUB	1,949	0	(3)
	05/2022			KRW	287,099	$		233	0	(3)
	05/2022			TWD	2,994			106	1	0
	05/2022	«	$		15		RUB	1,170	0	(2)
	07/2022			EUR	988	$		1,225	128	0
	07/2022		$		3,536		EUR	2,891	0	(326)
	10/2022			EUR	38	$		44	1	0
	11/2022				486			600	56	0
	12/2022				530			660	66	0
HUS	04/2022			AUD	66,719			50,164	238	0
	04/2022			CAD	9,551			7,556	0	(84)
	04/2022			DKK	206,715			32,377	1,634	0
	04/2022			EUR	128,891			142,317	95	(363)
	04/2022			GBP	22,257			29,592	359	(5)
	04/2022		$		11,628		DKK	74,370	0	(568)
	04/2022				27,853		EUR	25,334	173	0
	04/2022				28,347		GBP	21,457	62	(222)
	04/2022				1,032		NZD	1,484	0	(3)
	04/2022	«			6		RUB	483	0	(1)
	07/2022			EUR	6,567	$		8,127	837	0
	07/2022		$		508		EUR	418	0	(43)
	12/2022				3,505			3,072	0	(59)
JPM	04/2022			CAD	7,920	$		6,207	0	(128)
	04/2022			DKK	587,945			90,005	2,567	0
	04/2022			EUR	36			41	1	0
	04/2022	«		RUB	4,834			35	0	(22)
	04/2022		$		5,828		AUD	8,102	235	0
	05/2022			EUR	35	$		40	1	0
	05/2022			INR	2,942			38	0	0
	05/2022	«		RUB	4,887			34	0	(22)
	05/2022		$		283		CNY	1,795	0	(1)
	05/2022				14,258		NOK	126,965	157	0
	05/2022				121		TWD	3,402	0	(2)
	06/2022			EUR	34	$		38	1	0
	07/2022				1,229			1,466	101	0
	07/2022		$		1,048		EUR	860	0	(94)
	08/2022			EUR	35	$		40	1	0
	09/2022				35			39	1	0
	09/2022			TWD	3,370			121	3	0
	09/2022		$		763		EUR	671	3	(18)
	11/2022			EUR	38	$		44	1	0
	12/2022				41			46	1	0
MBC	05/2022		$		46		INR	3,588	1	0
MYI	04/2022			DKK	749,482	$		118,293	6,831	0
	04/2022			JPY	5,841,113			50,885	2,905	0
	04/2022		$		283,600		DKK	1,919,091	1,805	0
	04/2022				625,618		EUR	561,824	0	(4,101)
	04/2022				1,328		GBP	1,010	0	(1)
	05/2022			EUR	561,824	$		626,164	4,115	0
	05/2022			GBP	82			108	0	0
	05/2022			NZD	163,517			113,269	0	(6)
	05/2022			TWD	2,506			89	1	0
	05/2022	«	$		5		RUB	414	0	(1)
	05/2022				49		TWD	1,388	0	(1)
	06/2022			SGD	42	$		31	0	0
	07/2022			DKK	1,987,034			294,847	39	(1,715)
	09/2022			TWD	1,376			49	1	0
	09/2022		$		44		EUR	39	0	(1)

40	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
NAB	05/2022			JPY	1,400,945	$		11,549	$34	$0
RBC	06/2022		$		111		MXN	2,277	3	0
	07/2022				149		EUR	124	0	(12)
	09/2022				345			312	3	0
SCX	04/2022			EUR	6,203	$		6,976	114	0
	04/2022			GBP	130,604			175,285	3,717	0
	04/2022		$		104		PEN	394	3	0
	04/2022	«			6		RUB	471	0	(1)
	05/2022			CNY	1,797	$		283	0	0
	05/2022			EUR	27,655			30,731	111	0
	05/2022			GBP	121,557			160,017	364	0
	05/2022			INR	646			8	0	0
	05/2022		$		192		CNY	1,218	0	0
	05/2022				47		INR	3,612	1	0
	06/2022			SGD	41	$		30	0	0
SOG	05/2022	«	$		10		RUB	739	0	(1)
TOR	04/2022			CAD	66,921	$		52,770	0	(760)
	04/2022			EUR	446,987			502,701	8,221	0
	04/2022		$		7,085		AUD	9,873	303	0
	04/2022				18,015		CAD	22,502	0	(16)
	05/2022			CAD	22,505	$		18,015	16	0
UAG	04/2022			AUD	11,374			8,547	35	0
	04/2022		$		11,181		JPY	1,360,100	0	(8)
	04/2022	«			13		RUB	1,001	0	(1)
	05/2022				8,549		AUD	11,374	0	(35)
	05/2022				27,074		NOK	241,047	294	0
	05/2022	«			11		RUB	877	0	(1)

Total Forward Foreign Currency Contracts									$50,435	$(15,579)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	8,950	$7	$2,244
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	11,760	896	2,946
BRC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.410	02/02/2023	161,000	805	219
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	5,740	428	1,438
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720	02/23/2023	312,300	1,718	809
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.237	11/17/2023	20,100	1,247	1,846
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.710	01/25/2023	332,800	2,030	737
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.428	01/31/2023	160,500	820	222
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	8,600	627	2,168
NGF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	11/13/2023	41,300	2,594	3,576

							$11,172	$16,205

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	41

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount(1)	Cost(2)	Market Value
BOA	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	06/16/2023	127	$16	$18
MYC	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000	06/16/2023	190	23	27

					$39	$45

Total Purchased Options					$11,211	$16,250

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC Copper December 2022 Futures	$8,000.000	12/07/2022	1	$(479)	$(205)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	10,300	$(13)	$(1)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	15,000	(23)	(15)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	1,600	(8)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	8,000	(11)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	4,200	(11)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	11,800	(27)	(11)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	8,400	(39)	(11)
BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	12,800	(23)	(10)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	2,200	(23)	(7)
BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	9,200	(12)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	19,700	(37)	(14)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	1,600	(8)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	5,500	(33)	(21)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	1,800	(13)	(6)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	8,200	(10)	(9)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	8,300	(11)	(8)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	22,300	(35)	(14)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	20,000	(34)	(25)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	10,800	(49)	(15)
CBK	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	8,500	(12)	(10)
DUB	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	20,700	(34)	(11)
GST	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	9,200	(15)	(1)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	1,600	(11)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	10,300	(17)	(8)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	10,600	(18)	(15)
JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	8,800	(13)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	9,600	(12)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	18,000	(28)	(13)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	1,600	(7)	(2)
MYC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	8,300	(16)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	9,500	(12)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	23,400	(48)	(12)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	32,800	(47)	(14)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	1,500	(7)	(2)

42	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2022

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850%	04/20/2022	11,200	$(17)	$(4)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	8,300	(9)	(8)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	10,800	(17)	(6)

						$(760)	$(295)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	31,400	$(1,429)	$(591)
JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	25,800	(179)	0

						$(1,608)	$(591)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500%	04/07/2022	11,500	$(59)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.700	04/07/2022	11,500	(59)	(185)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	26,900	0	(3,725)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	35,210	(874)	(4,883)
BRC	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	05/09/2022	14,800	(64)	(5)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	05/09/2022	14,800	(121)	(315)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.558	02/02/2023	35,200	(805)	(428)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	17,190	(421)	(2,384)
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/16/2022	11,200	(46)	(6)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/16/2022	11,200	(46)	(99)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.736	02/23/2023	69,200	(1,713)	(1,206)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.600	05/18/2022	67,900	(902)	(1,533)
DUB	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350	08/08/2022	3,800	(15)	(5)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.550	08/08/2022	3,800	(15)	(35)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.340	11/17/2023	98,800	(1,245)	(2,889)
GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/11/2022	25,200	(89)	(12)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/11/2022	25,200	(99)	(210)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	43

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450%	04/08/2022	21,700	$(77)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	04/08/2022	21,700	(124)	(408)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.785	01/25/2023	73,800	(2,041)	(1,294)
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.579	01/31/2023	35,100	(820)	(439)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	25,800	(626)	(3,573)
NGF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	11/13/2023	201,300	(2,657)	(6,066)

							$(12,918)	$(29,700)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC BCOMTR Index	109.225	06/23/2022	243	$(316)	$(244)
	Call - OTC GOLDLNPM Index	2,500.000	03/28/2023	4	(252)	(236)
MYC	Call - OTC BCOMTR Index	125.925	12/16/2022	1,019	(2,259)	(8,322)
	Call - OTC BCOMTR Index	130.560	02/08/2023	87	(154)	(602)
UAG	Call - OTC BCOMTR Index	119.900	01/20/2023	80	(299)	(909)

					$(3,280)	$(10,313)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	$96.406	06/06/2022	12,100	$(75)	$(95)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2052	97.617	06/06/2022	4,800	(29)	(60)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	98.406	06/06/2022	12,100	(64)	(84)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2052	99.617	06/06/2022	4,800	(21)	(15)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.391	05/05/2022	2,100	(10)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.469	05/05/2022	2,900	(13)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.617	05/05/2022	2,300	(10)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.414	04/06/2022	4,900	(15)	(126)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.766	05/05/2022	2,200	(12)	(34)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.914	05/05/2022	2,800	(15)	(47)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.102	05/05/2022	2,400	(13)	(43)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.625	06/06/2022	5,800	(34)	(34)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	100.625	06/06/2022	5,800	(24)	(24)

					$(335)	$(567)

44	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2022

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(3)	Expiration Date	Notional Amount(1)	Premiums (Received)(3)	Market Value
BOA	Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	06/16/2023	19,200	$0	$0

Total Written Options					$(19,380)	$(41,671)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit		Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CIB	Receive	GOLDLNPM Index		$1,915.431	Maturity	05/27/2022	800	$0	$28	$28	$0
	Receive	LNK2		48,093.000	Maturity	05/16/2022	46	0	(736)	0	(736)
	Pay	LNK2		32,365.000	Maturity	05/16/2022	132	0	36	36	0
	Receive	LNU2		47,481.000	Maturity	09/19/2022	93	0	(1,417)	0	(1,417)
GST	Receive	EURMARGIN CAL23		7.940	Maturity	12/31/2023	20,400	0	40	40	0
	Receive	GOLDLNPM Index		1,978.000	Maturity	03/28/2023	990	0	6	6	0
	Pay	LLSMEH 1H22		1.000	Maturity	06/30/2022	6,600	0	3	3	0
	Pay	LLSMEH 2H22		1.000	Maturity	12/31/2022	6,600	0	2	2	0
	Pay	LLSMEH CAL22		1.000	Maturity	12/31/2022	5,400	0	2	2	0
JPM	Receive	EURMARGIN CAL23		8.030	Maturity	12/31/2023	27,600	2	50	52	0
	Receive	GOLDLNPM Index		1,924.540	Maturity	05/30/2022	500	0	13	13	0
	Receive	GOLDLNPM Index		1,889.912	Maturity	11/29/2022	900	0	70	70	0
	Pay	LLSMEH 1H22		1.050	Maturity	06/30/2022	1,800	0	1	1	0
	Receive	MEHCO CAL22		2.820	Maturity	12/31/2022	18,900	(1)	(9)	0	(10)
	Receive	MEHCO CAL22		2.300	Maturity	12/31/2022	22,500	0	(23)	0	(23)
MAC	Receive	LLSCO CAL22		2.800	Maturity	12/31/2022	6,300	2	(1)	1	0
	Receive	LNK2		48,093.000	Maturity	05/16/2022	39	0	(629)	0	(629)
	Pay	LNK2		28,800.000	Maturity	05/16/2022	18	0	(58)	0	(58)
	Pay	LNK2		31,784.000	Maturity	05/16/2022	3	0	(1)	0	(1)
	Pay	LNK2		32,230.000	Maturity	05/16/2022	18	0	2	2	0
	Receive	LNM2		47,986.000	Maturity	06/13/2022	10	0	(156)	0	(156)
	Pay	LNM2		28,933.330	Maturity	06/13/2022	9	0	(27)	0	(27)
	Pay	LNM2		31,791.000	Maturity	06/13/2022	1	0	0	0	0
	Receive	LNQ2		47,621.000	Maturity	08/15/2022	26	0	(401)	0	(401)
	Pay	LNQ2		28,610.000	Maturity	08/15/2022	1	0	(2)	0	(2)
	Pay	LNQ2		31,806.000	Maturity	08/15/2022	2	0	(1)	0	(1)
	Pay	LNQ2		32,215.000	Maturity	08/15/2022	24	0	3	3	0
	Receive	LNU2		47,481.000	Maturity	09/19/2022	6	0	(99)	0	(99)
	Pay	LNU2		31,803.000	Maturity	09/19/2022	0	0	0	0	0
	Pay	LNU2		32,190.000	Maturity	09/19/2022	6	0	1	1	0
	Receive	MEHCO CAL22		2.300	Maturity	12/31/2022	3,600	0	(4)	0	(4)
MEI	Receive	GOLDLNPM Index		1,916.432	Maturity	05/27/2022	4,800	0	165	165	0
MYC	Receive	EURMARGIN 1H22		6.210	Maturity	06/30/2022	5,700	0	81	81	0
	Receive	EURMARGIN CAL23		8.000	Maturity	12/31/2023	18,000	0	35	35	0
	Receive	EURMARGIN F2-M2		6.200	Maturity	06/30/2022	5,400	0	76	76	0
	Receive	LLSCO CAL22		2.500	Maturity	12/31/2022	6,300	0	(1)	0	(1)
	Receive	LLSCO CAL22		2.100	Maturity	12/31/2022	18,900	0	(12)	0	(12)
	Receive	MEHCO CAL22		2.680	Maturity	12/31/2022	3,600	0	(2)	0	(2)
	Receive	MEHCO CAL22		2.360	Maturity	12/31/2022	7,200	0	(7)	0	(7)
	Receive	MEHCO CAL22		2.350	Maturity	12/31/2022	8,100	0	(8)	0	(8)
	Receive	MEHCO CAL22		2.330	Maturity	12/31/2022	7,200	0	(7)	0	(7)
	Receive	MEHCO CAL22		2.300	Maturity	12/31/2022	10,800	0	(11)	0	(11)
	Receive	MEHCO CAL22		2.280	Maturity	12/31/2022	3,600	0	(4)	0	(4)
	Receive	MEHCO CAL22		2.200	Maturity	12/31/2022	19,800	0	(22)	0	(22)
	Receive	MEHCO CAL22		2.150	Maturity	12/31/2022	2,700	0	(3)	0	(3)
	Receive	TTFNBP 2Q3Q22	GBP	1.440	Maturity	09/30/2022	549,000	0	55	55	0

								$3	$(2,972)	$672	$(3,641)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	45

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/ Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive(4)	EMSMF Index «	N/A	0.250%	Maturity	12/19/2022	EUR	50,000	$0	$149	$149	$0
	Receive(4)	EMSMF Index «	N/A	0.252%	Maturity	12/19/2022		100,000	0	208	208	0
	Receive	BCOMTR Index	416,720	0.725% (3-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	05/16/2022		$106,885	0	3,898	4,273	(375)
	Pay	BCOMTR Index	80,764	0.725% (3-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	05/16/2022		22,312	0	839	839	0
	Receive	BCOMF1NTC Index	159,133	0.120%	Monthly	02/15/2023		20,277	0	66	66	0
	Receive	BCOMF1TC Index(7)	3,753,303	0.745% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023		423,255	0	9,915	9,915	0
	Receive	BCOMTR Index	5,443,986	0.725% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023		1,418,091	0	29,153	29,153	0
CBK	Receive	BCOMTR Index	911,737	0.725% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023		237,496	0	4,882	4,882	0
	Receive	CIXBSTR3 Index	692,892	0.755% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023		198,338	0	4,077	4,077	0
CIB	Receive	BCOMTR Index	401,090	0.725% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023		104,479	0	2,148	2,148	0
	Receive	PIMCODB Index(8)	721,305	0.000%	Monthly	02/15/2023		128,363	0	8,262	8,262	0
FBF	Receive	BCOMTR Index	1,377,337	0.705% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023		358,779	0	7,379	7,379	0
GST	Receive	BCOMTR Index	228,814	0.735% (3-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	05/16/2022		60,572	0	249	726	(477)
	Pay	BCOMTR Index	173,654	0.735% (3-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	05/16/2022		44,940	0	(1,223)	0	(1,223)
	Receive	BCOMF1TC Index(9)	1,136,646	0.745% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023		474,907	0	11,130	11,130	0

46	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2022

Counterparty	Pay/ Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	BCOMTR Index	3,684,714	0.735% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	$959,823	$0	$19,728	$19,728	$0
	Receive	BCOMTR1 Index(10)	1,106,492	0.745% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	321,325	0	6,603	6,603	0
	Receive	BCOMTR2 Index(11)	803,910	0.745% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	212,020	0	4,400	4,400	0
	Receive	CMDSKEWLS Index	124,170	0.250%	Monthly	02/15/2023	27,536	0	2,542	2,542	0
JPM	Receive	BCOMTR Index	127,190	0.735% (3-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	05/16/2022	34,036	0	(221)	0	(221)
	Pay	BCOMTR Index	1,046,385	0.735% (3-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	05/16/2022	275,355	0	(2,806)	0	(2,806)
	Receive	JMABNIC5 Index	2,976	0.000%	Maturity	05/16/2022	554	0	1	1	0
	Receive(4)	EMSMF Index «	N/A	0.750%	Maturity	12/28/2022	50,000	0	327	327	0
	Receive(4)	EMSMF Index «	N/A	0.800%	Maturity	12/28/2022	110,000	0	549	549	0
	Receive	BCOMTR Index	8,069,820	0.735% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	2,102,089	0	43,206	43,206	0
	Receive	JMABNIC5 Index(12)	1,035,011	0.000%	Monthly	02/15/2023	193,592	0	(507)	0	(507)
MAC	Receive	BCOMTR Index	592,141	0.735% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	154,245	0	3,170	3,170	0
	Receive	BCOMTR1 Index(13)	1,215,042	0.735% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	157,633	0	3,240	3,240	0
	Receive	BCOMTR2 Index(14)	1,994,812	0.735% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	278,482	0	5,828	5,828	0
	Receive	PIMCODB Index	103,013	0.000%	Monthly	02/15/2023	17,835	0	1,122	1,122	0
MEI	Receive	BCOMTR Index	1,386,203	0.725% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	361,089	0	7,423	7,423	0
	Receive	BCOMTR1 Index(15)	1,043,828	0.725% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	224,416	0	4,613	4,613	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	47

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Pay/ Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	BCOMTR2 Index(16)	658,442	0.725% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	$128,258	$0	$2,718	$2,718	$0
MYC	Receive	BCOMTR Index	264,262	0.000%	Maturity	12/16/2022	28,936	694	3,247	3,941	0
	Receive	BCOMTR Index	90,665	0.000%	Maturity	01/26/2023	9,667	0	130	130	0
	Receive	BCOMTR Index	125,916	0.000%	Maturity	02/08/2023	13,712	1,975	(22)	1,953	0
	Receive	BCOMTR Index	768,902	0.715% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	200,290	0	4,118	4,118	0
	Receive	BCOMTR1 Index(17)	193,729	0.755% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	148,051	0	3,042	3,042	0
RBC	Receive	RBCAEC0T Index	838,405	0.705% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	74,317	0	1,494	1,494	0
	Receive	RBCAECR1 Index	303,641	0.715% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	36,748	0	928	928	0
	Receive	RBCAECT0 Index	4,309,621	0.705% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	375,861	0	7,557	7,557	0
SOG	Receive	BCOMTR Index	2,089,147	0.725% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	544,197	0	11,188	11,188	0
UAG	Receive	BCOMTR Index	119,778	0.000%	Maturity	01/20/2023	13,088	1,743	71	1,814	0
	Receive	BCOMTR Index	300,310	0.735% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	78,227	0	1,608	1,608	0

								$4,412	$216,429	$226,450	$(5,609)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(4)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.460%	Maturity	06/08/2022	$	150,000	$0	$(4,748)	$0	$(4,748)
GLM	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.460%	Maturity	06/07/2022		48,100	0	(1,099)	0	(1,099)

									$0	$(5,847)	$0	$(5,847)

48	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2022

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	GOLDLNPM Index(5)	6.970%	Maturity	08/02/2024	$600	$0	$7	$7	$0
UAG	Pay	GOLDLNPM Index(5)	5.153	Maturity	12/05/2022	1,674	0	19	19	0

							$0	$26	$26	$0

Total Swap Agreements							$4,415	$207,636	$227,148	$(15,097)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$2,606	$18	$0	$2,624	$(293)	$(48)	$0	$(341)	$2,283	$(2,368)	$(85)
BPS	6,565	5,190	44,603	56,358	(5,871)	(8,810)	(5,123)	(19,804)	36,554	(64,490)	(27,936)
BRC	189	1,657	0	1,846	(23)	(3,247)	0	(3,270)	(1,424)	1,651	227
BSH	6	0	0	6	0	0	0	0	6	0	6
CBK	4,682	809	8,959	14,450	(105)	(2,854)	0	(2,959)	11,491	(17,733)	(6,242)
CIB	0	0	10,474	10,474	0	0	(2,153)	(2,153)	8,321	(11,399)	(3,078)
DUB	681	1,846	0	2,527	(657)	(2,940)	0	(3,597)	(1,070)	1,184	114
FBF	0	0	7,379	7,379	0	0	0	0	7,379	(13,400)	(6,021)
GLM	318	0	0	318	(334)	(813)	(1,099)	(2,246)	(1,928)	286	(1,642)
GST	0	0	45,182	45,182	0	(714)	(1,700)	(2,414)	42,768	(75,060)	(32,292)
HUS	3,398	0	0	3,398	(1,348)	0	0	(1,348)	2,050	(1,630)	420
JPM	3,073	737	44,226	48,036	(287)	(2,286)	(3,567)	(6,140)	41,896	(77,436)	(35,540)
MAC	0	0	13,367	13,367	0	0	(1,378)	(1,378)	11,989	(22,200)	(10,211)
MBC	1	0	0	1	0	0	0	0	1	1,141	1,142
MEI	0	0	14,919	14,919	0	0	0	0	14,919	(27,250)	(12,331)
MYC	0	2,417	13,431	15,848	0	(12,984)	(77)	(13,061)	2,787	(13,956)	(11,169)
MYI	15,697	0	0	15,697	(5,826)	0	0	(5,826)	9,871	(8,900)	971
NAB	34	0	0	34	0	0	0	0	34	0	34
NGF	0	3,576	0	3,576	0	(6,066)	0	(6,066)	(2,490)	2,706	216
RBC	6	0	9,979	9,985	(12)	0	0	(12)	9,973	(17,655)	(7,682)
SCX	4,310	0	0	4,310	(1)	0	0	(1)	4,309	(3,369)	940
SOG	0	0	11,188	11,188	(1)	0	0	(1)	11,187	(20,290)	(9,103)
TOR	8,540	0	0	8,540	(776)	0	0	(776)	7,764	(3,210)	4,554
UAG	329	0	3,441	3,770	(45)	(909)	0	(954)	2,816	(4,810)	(1,994)

Total Over the Counter	$50,435	$16,250	$227,148	$293,833	$(15,579)	$(41,671)	$(15,097)	$(72,347)

(k)

Securities with an aggregate market value of $17,925 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.
(4)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	49

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(5)	Variance Swap.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(7)	The following table represents the individual positions within the total return swap as of March 31, 2022:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum July 2022 Futures	4.2%	$17,707
Arabica Coffee July 2022 Futures	2.2	9,318
Brent Crude July 2022 Futures	7.2	30,432
Copper July 2022 Futures	4.9	20,564
Corn July 2022 Futures	5.6	23,672
Cotton No. 02 July 2022 Futures	1.4	6,037
Gas Oil July 2022 Futures	2.9	12,273
Gold 100 oz. June 2022 Futures	13.5	57,141
Hard Red Winter Wheat July 2022 Futures	1.8	7,776
Lean Hogs June 2022 Futures	2.1	8,900
Live Cattle June 2022 Futures	3.0	12,470
New York Harbor ULSD July 2022 Futures	2.2	9,089
Nickel July 2022 Futures	3.5	14,885

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
NYMEX - Natural Gas July 2022 Futures	10.3%	$43,519
RBOB Gasoline July 2022 Futures	2.3	9,932
Silver July 2022 Futures	4.4	18,805
Soybean Meal July 2022 Futures	3.2	13,724
Soybean Oil July 2022 Futures	3.1	12,892
Soybeans July 2022 Futures	5.5	23,260
Sugar No. 11 July 2022 Futures	2.4	10,352
Wheat July 2022 Futures	3.2	13,335
WTI Crude July 2022 Futures	8.1	34,430
Zinc July 2022 Futures	3.0	12,742

Total Long Futures Contracts		$423,255

Total Notional Amount		$423,255

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(8)	The following table represents the individual positions within the total return swap as of March 31, 2022:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum September 2022 Futures	5.9%	$7,592
Arabica Coffee September 2022 Futures	4.7	6,073
Brent Crude September 2022 Futures	6.1	7,853
Copper September 2022 Futures	0.7	881
Corn September 2022 Futures	6.6	8,460
Cotton No. 02 December 2022 Futures	4.9	6,242
Gas Oil September 2022 Futures	4.5	5,709
Gold 100 oz. August 2022 Futures	1.2	1,553
Gold 100 oz. June 2022 Futures	4.2	5,434
Hard Red Winter Wheat September 2022 Futures	2.5	3,181
Lean Hogs August 2022 Futures	2.9	3,776
New York Harbor ULSD September 2022 Futures	9.0	11,492
NYMEX - Natural Gas May 2022 Futures	16.1	20,703
NYMEX - Natural Gas September 2022 Futures	4.4	5,696

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
RBOB Gasoline September 2022 Futures	11.1%	$14,220
Silver September 2022 Futures	0.4	547
Soybean Meal December 2022 Futures	4.9	6,277
Soybean Oil December 2022 Futures	2.9	3,743
Soybeans November 2022 Futures	6.7	8,637
Sugar No. 11 October 2022 Futures	1.0	1,207
Wheat September 2022 Futures	2.0	2,591
WTI Crude September 2022 Futures	6.4	8,238
Zinc September 2022 Futures	4.2	5,386

Total Long Futures Contracts		$145,491

Cash	(13.3)%	$(17,128)

Total Notional Amount		$128,363

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

50	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2022

(9)	The following table represents the individual positions within the total return swap as of March 31, 2022:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum July 2022 Futures	4.2%	$19,867
Arabica Coffee July 2022 Futures	2.2	10,456
Brent Crude July 2022 Futures	7.2	34,146
Copper July 2022 Futures	4.9	23,073
Corn July 2022 Futures	5.6	26,561
Cotton No. 02 July 2022 Futures	1.4	6,773
Gas Oil July 2022 Futures	2.9	13,770
Gold 100 oz. June 2022 Futures	13.5	64,114
Hard Red Winter Wheat July 2022 Futures	1.8	8,725
Lean Hogs June 2022 Futures	2.1	9,986
Live Cattle June 2022 Futures	3.0	13,991
New York Harbor ULSD July 2022 Futures	2.2	10,198
Nickel July 2022 Futures	3.5	16,702

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
NYMEX - Natural Gas July 2022 Futures	10.3%	$48,830
RBOB Gasoline July 2022 Futures	2.3	11,144
Silver July 2022 Futures	4.4	21,100
Soybean Meal July 2022 Futures	3.2	15,399
Soybean Oil July 2022 Futures	3.1	14,467
Soybeans July 2022 Futures	5.5	26,098
Sugar No. 11 July 2022 Futures	2.4	11,616
Wheat July 2022 Futures	3.2	14,963
WTI Crude July 2022 Futures	8.1	38,632
Zinc July 2022 Futures	3.0	14,296

Total Long Futures Contracts		$474,907

Total Notional Amount		$474,907

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(10)	The following table represents the individual positions within the total return swap as of March 31, 2022:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2022 Futures	4.1%	$13,293
Arabica Coffee May 2022 Futures	2.2	7,006
Brent Crude July 2022 Futures	7.1	22,885
Copper May 2022 Futures	4.8	15,450
Corn May 2022 Futures	5.7	18,184
Cotton No. 02 May 2022 Futures	1.5	4,664
Gas Oil May 2022 Futures	3.1	9,955
Gold 100 oz. June 2022 Futures	13.4	42,970
Hard Red Winter Wheat May 2022 Futures	1.8	5,847
Lean Hogs June 2022 Futures	2.1	6,693
Live Cattle June 2022 Futures	2.9	9,377
New York Harbor ULSD May 2022 Futures	2.3	7,388
Nickel May 2022 Futures	3.5	11,188

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
NYMEX - Natural Gas May 2022 Futures	10.0%	$32,078
RBOB Gasoline May 2022 Futures	2.4	7,773
Silver May 2022 Futures	4.4	14,103
Soybean Meal May 2022 Futures	3.3	10,503
Soybean Oil May 2022 Futures	3.1	9,879
Soybeans May 2022 Futures	5.5	17,713
Sugar No. 11 May 2022 Futures	2.4	7,854
Wheat May 2022 Futures	3.1	10,068
WTI Crude May 2022 Futures	8.3	26,801
Zinc May 2022 Futures	3.0	9,653

Total Long Futures Contracts		$321,325

Total Notional Amount		$321,325

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(11)	The following table represents the individual positions within the total return swap as of March 31, 2022:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2022 Futures	4.1%	$8,771
Arabica Coffee May 2022 Futures	2.2	4,623
Brent Crude July 2022 Futures	7.1	15,100
Copper May 2022 Futures	4.8	10,194
Corn May 2022 Futures	5.7	11,999
Cotton No. 02 May 2022 Futures	1.5	3,077
Gas Oil May 2022 Futures	3.1	6,569
Gold 100 oz. June 2022 Futures	13.4	28,353
Hard Red Winter Wheat May 2022 Futures	1.8	3,858
Lean Hogs June 2022 Futures	2.1	4,417
Live Cattle June 2022 Futures	2.9	6,187
New York Harbor ULSD May 2022 Futures	2.3	4,875
Nickel May 2022 Futures	3.5	7,382

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
NYMEX - Natural Gas May 2022 Futures	10.0%	$21,166
RBOB Gasoline May 2022 Futures	2.4	5,129
Silver May 2022 Futures	4.4	9,306
Soybean Meal May 2022 Futures	3.3	6,930
Soybean Oil May 2022 Futures	3.1	6,518
Soybeans May 2022 Futures	5.5	11,688
Sugar No. 11 May 2022 Futures	2.4	5,182
Wheat May 2022 Futures	3.1	6,643
WTI Crude May 2022 Futures	8.3	17,684
Zinc May 2022 Futures	3.0	6,369

Total Long Futures Contracts		$212,020

Total Notional Amount		$212,020

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	51

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(12)	The following table represents the individual positions within the total return swap as of March 31, 2022:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Brent Crude September 2022 Futures	20.2%	$39,106
Cotton No. 02 May 2022 Futures	1.6	3,122
Gas Oil August 2022 Futures	3.6	6,969
Gold 100 oz. June 2022 Futures	14.8	28,757
Live Cattle June 2022 Futures	5.6	10,968
LME - Copper May 2022 Futures	6.5	12,422
New York Harbor ULSD August 2022 Futures	5.1	9,754
Nickel May 2022 Futures	4.9	9,548
RBOB Gasoline August 2022 Futures	5.2	10,012

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Silver May 2022 Futures	4.9%	$9,438
Soybean Meal May 2022 Futures	11.2	21,751
Soybeans May 2022 Futures	13.7	26,518
Sugar No. 11 May 2022 Futures	2.7	5,256

Total Long Futures Contracts		$193,621

Cash	0.0%	$(29)

Total Notional Amount		$193,592

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(13)	The following table represents the individual positions within the total return swap as of March 31, 2022:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2022 Futures	4.1%	$6,521
Arabica Coffee May 2022 Futures	2.2	3,437
Brent Crude July 2022 Futures	7.1	11,227
Copper May 2022 Futures	4.8	7,579
Corn May 2022 Futures	5.7	8,921
Cotton No. 02 May 2022 Futures	1.5	2,288
Gas Oil May 2022 Futures	3.1	4,884
Gold 100 oz. June 2022 Futures	13.4	21,080
Hard Red Winter Wheat May 2022 Futures	1.8	2,869
Lean Hogs June 2022 Futures	2.1	3,283
Live Cattle June 2022 Futures	2.9	4,600
New York Harbor ULSD May 2022 Futures	2.3	3,624
Nickel May 2022 Futures	3.5	5,489

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
NYMEX - Natural Gas May 2022 Futures	10.0%	$15,737
RBOB Gasoline May 2022 Futures	2.4	3,813
Silver May 2022 Futures	4.4	6,918
Soybean Meal May 2022 Futures	3.3	5,152
Soybean Oil May 2022 Futures	3.1	4,846
Soybeans May 2022 Futures	5.5	8,690
Sugar No. 11 May 2022 Futures	2.4	3,853
Wheat May 2022 Futures	3.1	4,939
WTI Crude May 2022 Futures	8.3	13,148
Zinc May 2022 Futures	3.0	4,735

Total Long Futures Contracts		$157,633

Total Notional Amount		$157,633

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(14)	The following table represents the individual positions within the total return swap as of March 31, 2022:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2022 Futures	4.1%	$11,520
Arabica Coffee May 2022 Futures	2.2	6,072
Brent Crude July 2022 Futures	7.1	19,834
Copper May 2022 Futures	4.8	13,389
Corn May 2022 Futures	5.7	15,760
Cotton No. 02 May 2022 Futures	1.5	4,042
Gas Oil May 2022 Futures	3.1	8,628
Gold 100 oz. June 2022 Futures	13.4	37,241
Hard Red Winter Wheat May 2022 Futures	1.8	5,068
Lean Hogs June 2022 Futures	2.1	5,801
Live Cattle June 2022 Futures	2.9	8,127
New York Harbor ULSD May 2022 Futures	2.3	6,403
Nickel May 2022 Futures	3.5	9,696

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
NYMEX - Natural Gas May 2022 Futures	10.0%	$27,801
RBOB Gasoline May 2022 Futures	2.4	6,737
Silver May 2022 Futures	4.4	12,223
Soybean Meal May 2022 Futures	3.3	9,102
Soybean Oil May 2022 Futures	3.1	8,562
Soybeans May 2022 Futures	5.5	15,351
Sugar No. 11 May 2022 Futures	2.4	6,806
Wheat May 2022 Futures	3.1	8,726
WTI Crude May 2022 Futures	8.3	23,227
Zinc May 2022 Futures	3.0	8,366

Total Long Futures Contracts		$278,482

Total Notional Amount		$278,482

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

52	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2022

(15)	The following table represents the individual positions within the total return swap as of March 31, 2022:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2022 Futures	4.1%	$9,284
Arabica Coffee May 2022 Futures	2.2	4,893
Brent Crude July 2022 Futures	7.1	15,983
Copper May 2022 Futures	4.8	10,790
Corn May 2022 Futures	5.7	12,700
Cotton No. 02 May 2022 Futures	1.5	3,257
Gas Oil May 2022 Futures	3.1	6,952
Gold 100 oz. June 2022 Futures	13.4	30,011
Hard Red Winter Wheat May 2022 Futures	1.8	4,084
Lean Hogs June 2022 Futures	2.1	4,674
Live Cattle June 2022 Futures	2.9	6,549
New York Harbor ULSD May 2022 Futures	2.3	5,160
Nickel May 2022 Futures	3.5	7,814

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
NYMEX - Natural Gas May 2022 Futures	10.0%	$22,404
RBOB Gasoline May 2022 Futures	2.4	5,429
Silver May 2022 Futures	4.4	9,850
Soybean Meal May 2022 Futures	3.3	7,335
Soybean Oil May 2022 Futures	3.1	6,899
Soybeans May 2022 Futures	5.5	12,371
Sugar No. 11 May 2022 Futures	2.4	5,485
Wheat May 2022 Futures	3.1	7,032
WTI Crude May 2022 Futures	8.3	18,718
Zinc May 2022 Futures	3.0	6,742

Total Long Futures Contracts		$224,416

Total Notional Amount		$224,416

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(16)	The following table represents the individual positions within the total return swap as of March 31, 2022:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2022 Futures	4.1%	$5,306
Arabica Coffee May 2022 Futures	2.2	2,796
Brent Crude July 2022 Futures	7.1	9,134
Copper May 2022 Futures	4.8	6,167
Corn May 2022 Futures	5.7	7,258
Cotton No. 02 May 2022 Futures	1.5	1,862
Gas Oil May 2022 Futures	3.1	3,974
Gold 100 oz. June 2022 Futures	13.4	17,152
Hard Red Winter Wheat May 2022 Futures	1.8	2,334
Lean Hogs June 2022 Futures	2.1	2,672
Live Cattle June 2022 Futures	2.9	3,743
New York Harbor ULSD May 2022 Futures	2.3	2,949
Nickel May 2022 Futures	3.5	4,466

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
NYMEX - Natural Gas May 2022 Futures	10.0%	$12,804
RBOB Gasoline May 2022 Futures	2.4	3,103
Silver May 2022 Futures	4.4	5,629
Soybean Meal May 2022 Futures	3.3	4,192
Soybean Oil May 2022 Futures	3.1	3,943
Soybeans May 2022 Futures	5.5	7,070
Sugar No. 11 May 2022 Futures	2.4	3,135
Wheat May 2022 Futures	3.1	4,019
WTI Crude May 2022 Futures	8.3	10,697
Zinc May 2022 Futures	3.0	3,853

Total Long Futures Contracts		$128,258

Total Notional Amount		$128,258

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(17)	The following table represents the individual positions within the total return swap as of March 31, 2022:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2022 Futures	4.1%	$6,125
Arabica Coffee May 2022 Futures	2.2	3,228
Brent Crude July 2022 Futures	7.1	10,544
Copper May 2022 Futures	4.8	7,118
Corn May 2022 Futures	5.7	8,378
Cotton No. 02 May 2022 Futures	1.5	2,149
Gas Oil May 2022 Futures	3.1	4,587
Gold 100 oz. June 2022 Futures	13.4	19,799
Hard Red Winter Wheat May 2022 Futures	1.8	2,694
Lean Hogs June 2022 Futures	2.1	3,084
Live Cattle June 2022 Futures	2.9	4,321
New York Harbor ULSD May 2022 Futures	2.3	3,404
Nickel May 2022 Futures	3.5	5,155

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
NYMEX - Natural Gas May 2022 Futures	10.0%	$14,780
RBOB Gasoline May 2022 Futures	2.4	3,581
Silver May 2022 Futures	4.4	6,498
Soybean Meal May 2022 Futures	3.3	4,839
Soybean Oil May 2022 Futures	3.1	4,552
Soybeans May 2022 Futures	5.5	8,161
Sugar No. 11 May 2022 Futures	2.4	3,619
Wheat May 2022 Futures	3.1	4,639
WTI Crude May 2022 Futures	8.3	12,348
Zinc May 2022 Futures	3.0	4,448

Total Long Futures Contracts		$148,051

Total Notional Amount		$148,051

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	53

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2022:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$13,176	$0	$0	$0	$5,083	$18,259
Swap Agreements	0	0	0	0	2,747	2,747

	$13,176	$0	$0	$0	$7,830	$21,006

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$50,435	$0	$50,435
Purchased Options	0	0	0	0	16,250	16,250
Swap Agreements	227,148	0	0	0	0	227,148

	$227,148	$0	$0	$50,435	$16,250	$293,833

	$240,324	$0	$0	$50,435	$24,080	$314,839

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$1,181	$0	$0	$0	$0	$1,181
Futures	16,312	0	0	0	15,710	32,022
Swap Agreements	0	1	0	0	6,641	6,642

	$17,493	$1	$0	$0	$22,351	$39,845

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,579	$0	$15,579
Written Options	10,518	295	0	0	30,858	41,671
Swap Agreements	9,250	0	0	0	5,847	15,097

	$19,768	$295	$0	$15,579	$36,705	$72,347

	$37,261	$296	$0	$15,579	$59,056	$112,192

54	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2022

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(171)	$0	$0	$0	$0	$(171)
Written Options	962	0	0	0	0	962
Futures	(2,304)	0	0	0	(5,401)	(7,705)
Swap Agreements	0	29	0	0	(6,500)	(6,471)

	$(1,513)	$29	$0	$0	$(11,901)	$(13,385)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$69,677	$0	$69,677
Purchased Options	0	0	0	0	(367)	(367)
Written Options	(111)	1,209	0	0	2,637	3,735
Swap Agreements	2,548,821	0	0	0	16,088	2,564,909

	$2,548,710	$1,209	$0	$69,677	$18,358	$2,637,954

	$2,547,197	$1,238	$0	$69,677	$6,457	$2,624,569

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$(369)	$0	$0	$0	$0	$(369)
Futures	(3,556)	0	0	0	24,998	21,442
Swap Agreements	0	(10)	0	0	(40,770)	(40,780)

	$(3,925)	$(10)	$0	$0	$(15,772)	$(19,707)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,632	$0	$4,632
Purchased Options	0	0	0	0	1,762	1,762
Written Options	(6,899)	262	0	0	(14,290)	(20,927)
Swap Agreements	338,827	0	0	0	(4,660)	334,167

	$331,928	$262	$0	$4,632	$(17,188)	$319,634

	$328,003	$252	$0	$4,632	$(32,960)	$299,927

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$419,665	$0	$419,665
Industrials	0	3,320	0	3,320
Utilities	0	600	0	600
U.S. Government Agencies	0	277,667	0	277,667
U.S. Treasury Obligations	0	9,566,919	0	9,566,919
Non-Agency Mortgage-Backed Securities	0	94,159	1	94,160
Asset-Backed Securities	0	826,241	0	826,241
Sovereign Issues	0	905,612	0	905,612
Preferred Securities
Financials	0	4,106	0	4,106

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	55

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

March 31, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short-Term Instruments
Repurchase Agreements	$0	$1,232,874	$0	$1,232,874
U.S. Treasury Bills	0	200,027	0	200,027
U.S. Treasury Cash Management Bills	0	148,897	0	148,897
	$0	$13,680,087	$1	$13,680,088

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$24,103	$0	$0	$24,103
Total Investments	$24,103	$13,680,087	$1	$13,704,191

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,993)	$0	$(1,993)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	14,055	3,505	0	17,560
Over the counter	0	292,600	1,233	293,833
	$14,055	$296,105	$1,233	$311,393

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(27,365)	(10,136)	0	(37,501)
Over the counter	(58)	(72,230)	(59)	(72,347)
	$(27,423)	$(82,366)	$(59)	$(109,848)
Total Financial Derivative Instruments	$(13,368)	$213,739	$1,174	$201,545
Totals	$10,735	$13,891,833	$1,175	$13,903,743

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

56	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Notes to Financial Statements

March 31, 2022

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

ANNUAL REPORT	MARCH 31, 2022	57

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the

58	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2022

Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	MARCH 31, 2022	59

Notes to Financial Statements (Cont.)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.)

60	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2022

equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

ANNUAL REPORT	MARCH 31, 2022	61

Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

62	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2022

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2022	63

Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

64	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2022

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2022 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$2,997	$3,909,588	$(3,881,700)	$(6,780)	$(2)	$24,103	$5,989	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2022	65

Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

66	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2022

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

ANNUAL REPORT	MARCH 31, 2022	67

Notes to Financial Statements (Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to

68	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2022

repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

ANNUAL REPORT	MARCH 31, 2022	69

Notes to Financial Statements (Cont.)

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2022, the Fund did not participate in the Interfund Lending Program.

70	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2022

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

ANNUAL REPORT	MARCH 31, 2022	71

Notes to Financial Statements (Cont.)

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

72	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2022

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow the Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums

ANNUAL REPORT	MARCH 31, 2022	73

Notes to Financial Statements (Cont.)

received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the

74	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2022

difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with

ANNUAL REPORT	MARCH 31, 2022	75

Notes to Financial Statements (Cont.)

standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront

76	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2022

fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

ANNUAL REPORT	MARCH 31, 2022	77

Notes to Financial Statements (Cont.)

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management

78	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2022

risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

ANNUAL REPORT	MARCH 31, 2022	79

Notes to Financial Statements (Cont.)

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund’s subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

80	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2022

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

ANNUAL REPORT	MARCH 31, 2022	81

Notes to Financial Statements (Cont.)

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place)

82	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2022

governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and

ANNUAL REPORT	MARCH 31, 2022	83

Notes to Financial Statements (Cont.)

termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.49%	0.25%	0.35%	0.45%(1)	0.25%	0.45%	0.45%	0.45%

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

84	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2022

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2022, the Distributor retained $5,155,667 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses,

ANNUAL REPORT	MARCH 31, 2022	85

Notes to Financial Statements (Cont.)

including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the amount was $21,760.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund I, Ltd. (the “Commodity Subsidiary”) has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee

86	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2022

and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the amount was $8,186,049. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$1,975,771	$221,327

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when

ANNUAL REPORT	MARCH 31, 2022	87

Notes to Financial Statements (Cont.)

distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$14,366,931	$8,944,579	$1,320,580	$287,543

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	677,073	$4,481,669	206,992	$1,196,692

I-2	198,338	1,329,181	230,648	1,161,467

I-3	11,642	81,123	3,623	19,294

Administrative Class	18,705	122,282	20,623	114,497

Class A	45,225	296,863	15,365	83,849

Class C	8,592	52,723	3,006	16,320

Class R	3,910	25,400	1,471	7,873

Issued as reinvestment of distributions

Institutional Class	131,245	864,131	3,750	19,262

I-2	65,353	420,883	2,396	12,311

I-3	2,065	13,402	25	129

Administrative Class	6,964	42,532	135	706

Class A	14,092	88,573	447	2,194

Class C	1,916	11,250	26	119

Class R	1,723	10,461	49	234

Cost of shares redeemed

Institutional Class	(265,327)	(1,781,918)	(175,865)	(905,263)

I-2	(181,854)	(1,228,885)	(53,065)	(277,033)

I-3	(4,817)	(30,146)	(581)	(3,099)

Administrative Class	(31,907)	(197,684)	(5,081)	(28,444)

Class A	(31,293)	(206,072)	(21,538)	(110,272)

Class C	(2,013)	(11,928)	(2,980)	(15,443)

Class R	(2,472)	(15,387)	(1,576)	(8,063)

Net increase (decrease) resulting from Fund share transactions	667,160	$4,368,453	227,870	$1,287,330

†	A zero balance may reflect actual amounts rounding to less than one thousand.

88	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2022

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on July 21, 2006, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary, LLC as of period end represented 10.2% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

ANNUAL REPORT	MARCH 31, 2022	89

Notes to Financial Statements (Cont.)

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

90	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2022

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO CommodityRealReturn Strategy Fund®	$2,443,379	$0	$(293,915)	$0	$(481,877)	$0	$0	$1,667,587

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, straddle loss deferrals, treasury inflation-protected securities (TIPS), hyperinflationary investments, and controlled foreign corporation (CFC) transactions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2022, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO CommodityRealReturn Strategy Fund®	$78,851	$403,026

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO CommodityRealReturn Strategy Fund®	$14,222,660	$519,990	$(812,831)	$(292,841)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, straddle loss deferrals, treasury inflation-protected securities (TIPS), hyperinflationary investments, and controlled foreign corporation (CFC) transactions.

ANNUAL REPORT	MARCH 31, 2022	91

Notes to Financial Statements (Cont.)

March 31, 2022

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2022			March 31, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO CommodityRealReturn Strategy Fund®	$1,739,313	$0	$0	$38,560	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

92	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO CommodityRealReturn Strategy Fund®

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO CommodityRealReturn Strategy Fund® and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2022, the related consolidated statements of operations and cash flows for the year ended March 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2022	93

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPS	J.P. Morgan Securities LLC
BPS	BNP Paribas S.A.	MAC	Macquarie Bank Limited
BRC	Barclays Bank PLC	MBC	HSBC Bank Plc
BSH	Banco Santander S.A. - New York Branch	MEI	Merrill Lynch International
BSN	The Bank of Nova Scotia - Toronto	MYC	Morgan Stanley Capital Services LLC
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
CEW	Canadian Imperial Bank of Commerce	NAB	National Australia Bank Ltd.
CIB	Canadian Imperial Bank of Commerce	NGF	Nomura Global Financial Products, Inc.
DEU	Deutsche Bank Securities, Inc.	NOM	Nomura Securities International Inc.
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
FBF	Credit Suisse International	RCY	Royal Bank of Canada
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GST	Goldman Sachs International	STR	State Street FICC Repo
HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank
JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	KRW	South Korean Won
AUD	Australian Dollar	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CNY	Chinese Renminbi (Mainland)	NZD	New Zealand Dollar
DKK	Danish Krone	PEN	Peruvian New Sol
EUR	Euro	PLN	Polish Zloty
GBP	British Pound	RUB	Russian Ruble
ILS	Israeli Shekel	SGD	Singapore Dollar
INR	Indian Rupee	TWD	Taiwanese Dollar
JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:
CMX	Commodity Exchange, Inc.	OTC	Over the Counter
NYMEX	New York Mercantile Exchange

94	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	GOLDLNPM	London Gold Market Fixing Ltd. PM
BCOMF1NTC	Bloomberg Commodity Index 1-Month Forward Total Return Custom Index	JMABNIC	J.P. Morgan Nic Custom Index
BCOMF1TC	Bloomberg Commodity Index 1-Month Forward Total Return	JMABNIC5	J.P. Morgan Custom Commodity Index
BCOMTR	Bloomberg Commodity Index Total Return	LLSCO	Light Louisiana Sweet WTI Crude Oil Options
BCOMTR1	Bloomberg Custom Commodity Index	LLSMEH	Light Louisiana Sweet WTI Crude Oil Options vs. Magellan East Houston WTI Crude Oil Options
BCOMTR2	Bloomberg Custom Commodity Index	MEHCO	Magellan East Houston WTI Crude Oil Options
BRENT	Brent Crude	MUTKCALM	Tokyo Overnight Average Rate
CDX.IG	Credit Derivatives Index - Investment Grade	PIMCODB	PIMCO Custom Commodity Basket
CIXBSTR3	Custom Commodity Index	RBCAEC	Custom Commodity Forward Index
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	RBCAEC0T	Custom Commodity Forward Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	RBCAECR1	Custom Commodity Forward Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	RBCAECT0	Custom Commodity Forward Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SONIO	Sterling Overnight Interbank Average Rate
EMSMF	Invesco MSCI Emerging Markets UCITS ETF	TTFNBP	Title Transfer Facility National Balancing Point
EURMARGIN	European Refined Margin	UKRPI	United Kingdom Retail Prices Index
FRCPXTOB	France Consumer Price ex-Tobacco Index	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	oz.	Ounce
CLO	Collateralized Loan Obligation	RBOB	Reformulated Blendstock for Oxygenate Blending
DAC	Designated Activity Company	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	WTI	West Texas Intermediate

ANNUAL REPORT	MARCH 31, 2022	95

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends
PIMCO CommodityRealReturn Strategy Fund®	0%	0%	$789,822	$0	$226,204

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO CommodityRealReturn Strategy Fund®	0%

96	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO CommodityRealReturn Strategy Fund®

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0229	$0.0000	$0.0000	$0.0229

March 2022	$0.4840	$0.0000	$0.0000	$0.4840

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0211	$0.0000	$0.0000	$0.0211

March 2022	$0.4827	$0.0000	$0.0000	$0.4827

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0203	$0.0000	$0.0000	$0.0203

March 2022	$0.4828	$0.0000	$0.0000	$0.4828

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0152	$0.0000	$0.0000	$0.0152

March 2022	$0.4814	$0.0000	$0.0000	$0.4814

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0150	$0.0000	$0.0000	$0.0150

March 2022	$0.4788	$0.0000	$0.0000	$0.4788

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0050	$0.0000	$0.0000	$0.0050

March 2022	$0.4716	$0.0000	$0.0000	$0.4716

ANNUAL REPORT	MARCH 31, 2022	97

Distribution Information (Cont.)

(Unaudited)

Class R	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2021	$0.0110	$0.0000	$0.0000	$0.0110

March 2022	$0.4716	$0.0000	$0.0000	$0.4716

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

98	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13 - 12/14); and CEO, Toyota Financial Services (01/01 - 09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05 - 05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03 - 01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2022	99

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

100	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2022	101

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

102	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2022	103

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

104	PIMCO COMMODITYREALRETURN STRATEGY FUND®

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3012AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

PIMCO Emerging Markets Local Currency and Bond Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

2	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

ANNUAL REPORT	MARCH 31, 2022	3

Chairman’s Letter (Cont.)

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Local Currency and Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and

ANNUAL REPORT	MARCH 31, 2022	5

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

A Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, regional armed conflict and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions and other similar measures may be imposed by the United States and/or other countries. Other similar measures may include, but are not limited to, banning Russia or certain persons or entities associated with Russia from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing Russian assets or those of particular countries, entities or persons with ties to Russia. Such sanctions and other similar measures — and other similar measures — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited, securities markets close, or market participants cease transacting in certain investments in light of geopolitical events, sanctions or related considerations), which could render any such securities held by a Fund unmarketable for an indefinite period of time and/or cause the Fund , securities markets close, or market participants cease transacting in certain investments in light of geopolitical events, sanctions or related considerations), which could render any such securities held by a Fund unmarketable for

6	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

an indefinite period of time and/or cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. In addition, such sanctions or other similar measures, and the Russian government’s response, could result in a downgrade of Russia’s credit rating or of securities of issuers located in or economically tied to Russia, devaluation of Russia’s currency and/or increased volatility with respect to Russian securities and the ruble. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks, espionage or other asymmetric measures) or resulting actual or threatened responses to such activity may impact Russia’s economy and Russian issuers of securities in which a Fund invests. Such resulting actual or threatened responses may include, but are not limited to, purchasing and financing restrictions, withdrawal of financial intermediaries, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. These issues can be magnified as a result of sanctions and other similar measures that may be imposed and the Russian government’s response. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss can still occur. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be recorded by companies themselves and by registrars. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence or oversight. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices, and to sanctions or other actions that may be directed at the Russian economy as a whole or at Russian oil, natural gas, metals or timber industries.

Russia has attempted, and may attempt in the future, to assert its influence in the region through economic or military measures. For example, in February 2022, Russia launched a large-scale

ANNUAL REPORT	MARCH 31, 2022	7

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

invasion of Ukraine. Such measures may have an adverse effect on the Russian economy, which may, in turn, negatively impact a Fund.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status
PIMCO Emerging Markets Local Currency and Bond Fund	12/29/06	12/29/06	05/30/08	04/27/18	07/31/07	07/31/07	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

8	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

ANNUAL REPORT	MARCH 31, 2022	9

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

10	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2022	11

PIMCO Emerging Markets Local Currency and Bond Fund

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (12/29/06)
PIMCO Emerging Markets Local Currency and Bond Fund Institutional Class	(5.96)%	0.81%	(0.75)%	2.65%
PIMCO Emerging Markets Local Currency and Bond Fund I-2	(6.05)%	0.71%	(0.85)%	2.55%
PIMCO Emerging Markets Local Currency and Bond Fund I-3	(6.10)%	0.66%	(0.89)%	2.50%
PIMCO Emerging Markets Local Currency and Bond Fund Class A	(6.33)%	0.41%	(1.17)%	2.22%
PIMCO Emerging Markets Local Currency and Bond Fund Class A (adjusted)	(9.84)%	(0.37)%	(1.54)%	1.96%
PIMCO Emerging Markets Local Currency and Bond Fund Class C	(7.04)%	(0.34)%	(1.90)%	1.45%
PIMCO Emerging Markets Local Currency and Bond Fund Class C (adjusted)	(7.93)%	(0.34)%	(1.90)%	1.45%
J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	(8.53)%	0.18%	(0.72)%	2.97%
Lipper Emerging Markets Local Currency Debt Funds Average	(6.41)%	0.09%	(0.78)%	2.66%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/2006.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.25% for the Institutional Class shares, 1.35% for I-2 shares, 1.45% for I-3 shares, 1.65% for Class A shares, and 2.40% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Institutional Class - PELBX	I-2 - PELPX	I-3 - PELNX
Class A - PELAX	Class C - PELCX

Geographic Breakdown as of March 31, 2022†§

South Africa	13.4%
Short-Term Instruments‡	12.5%
Colombia	7.6%
Malaysia	6.7%
China	6.5%
Indonesia	5.3%
Thailand	5.0%
United States	4.3%
Singapore	4.2%
Mexico	3.5%
Peru	3.4%
Supranational	3.2%
Brazil	2.9%
Chile	2.8%
Romania	2.8%
Poland	2.5%
Czech Republic	1.6%
Denmark	1.4%
South Korea	1.3%
Israel	1.2%
Other	7.9%

†	% of Investments, at value.
§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Local Currency and Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, emerging market countries and in Fixed Income Instruments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the Turkish lira contributed to relative performance, as the currency depreciated.

»	Underweight exposure to Polish local duration contributed to relative performance, as local rates rose.
»	Off-benchmark exposure to select Chinese U.S. dollar-denominated corporates detracted from relative performance, as the Chinese sub-index of the emerging market corporate benchmark, JPM CEMBI Diversified Index, underperformed the broader index.

»	Overweight exposure to the Russian ruble detracted from relative performance, as the currency depreciated.

ANNUAL REPORT	MARCH 31, 2022	13

Expense Example PIMCO Emerging Markets Local Currency and Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$932.70	$5.98	$1,000.00	$1,018.75	$6.24	1.24%
I-2	1,000.00	932.20	6.46	1,000.00	1,018.25	6.74	1.34
I-3	1,000.00	932.00	6.70	1,000.00	1,018.00	6.99	1.39
Class A	1,000.00	930.80	7.89	1,000.00	1,016.75	8.25	1.64
Class C	1,000.00	927.30	11.48	1,000.00	1,013.01	11.99	2.39

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

14	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Benchmark Description

Index*	Benchmark Description

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2022	15

Financial Highlights PIMCO Emerging Markets Local Currency and Bond Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2022	$6.43	$0.26	$(0.62)	$(0.36)	$(0.30)	$0.00	$0.00	$(0.30)

03/31/2021	5.69	0.32	0.75	1.07	(0.08)	0.00	(0.25)	(0.33)

03/31/2020	6.70	0.45	(1.02)	(0.57)	0.00	0.00	(0.44)	(0.44)

03/31/2019	7.83	0.41	(1.12)	(0.71)	0.00	0.00	(0.42)	(0.42)

03/31/2018	7.37	0.46	0.47	0.93	(0.30)	0.00	(0.17)	(0.47)

I-2

03/31/2022	6.43	0.26	(0.63)	(0.37)	(0.29)	0.00	0.00	(0.29)

03/31/2021	5.69	0.31	0.76	1.07	(0.08)	0.00	(0.25)	(0.33)

03/31/2020	6.70	0.44	(1.02)	(0.58)	0.00	0.00	(0.43)	(0.43)

03/31/2019	7.83	0.41	(1.13)	(0.72)	0.00	0.00	(0.41)	(0.41)

03/31/2018	7.37	0.46	0.46	0.92	(0.29)	0.00	(0.17)	(0.46)

I-3

03/31/2022	6.43	0.26	(0.63)	(0.37)	(0.29)	0.00	0.00	(0.29)

03/31/2021	5.69	0.31	0.75	1.06	(0.07)	0.00	(0.25)	(0.32)

03/31/2020	6.70	0.44	(1.02)	(0.58)	0.00	0.00	(0.43)	(0.43)

04/27/2018 - 03/31/2019	7.59	0.38	(0.90)	(0.52)	0.00	0.00	(0.37)	(0.37)

Class A

03/31/2022	6.43	0.24	(0.63)	(0.39)	(0.27)	0.00	0.00	(0.27)

03/31/2021	5.69	0.29	0.76	1.05	(0.06)	0.00	(0.25)	(0.31)

03/31/2020	6.70	0.42	(1.02)	(0.60)	0.00	0.00	(0.41)	(0.41)

03/31/2019	7.83	0.38	(1.12)	(0.74)	0.00	0.00	(0.39)	(0.39)

03/31/2018	7.37	0.44	0.46	0.90	(0.27)	0.00	(0.17)	(0.44)

Class C

03/31/2022	6.43	0.20	(0.64)	(0.44)	(0.22)	0.00	0.00	(0.22)

03/31/2021	5.69	0.24	0.76	1.00	(0.01)	0.00	(0.25)	(0.26)

03/31/2020	6.70	0.37	(1.02)	(0.65)	0.00	0.00	(0.36)	(0.36)

03/31/2019	7.83	0.33	(1.12)	(0.79)	0.00	0.00	(0.34)	(0.34)

03/31/2018	7.37	0.37	0.48	0.85	(0.22)	0.00	(0.17)	(0.39)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

16	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$5.77	(5.96)%	$2,312,938	1.22%		1.22%		0.90%		0.90%		4.12%		108%

6.43	18.93	1,217,887	1.25		1.25		0.90		0.90		4.90		123

5.69	(9.48)	1,270,257	1.70		1.70		0.90		0.90		6.50		197

6.70	(9.02)	3,071,046	0.94		0.94		0.90		0.90		6.06		107

7.83	13.02	4,053,891	0.92		0.92		0.90		0.90		6.11		75

5.77	(6.05)	96,034	1.32		1.32		1.00		1.00		4.14		108

6.43	18.81	97,406	1.35		1.35		1.00		1.00		4.82		123

5.69	(9.57)	68,884	1.80		1.80		1.00		1.00		6.40		197

6.70	(9.11)	79,666	1.04		1.04		1.00		1.00		5.97		107

7.83	12.91	102,801	1.02		1.02		1.00		1.00		6.06		75

5.77	(6.10)	6,714	1.37		1.42		1.05		1.10		4.13		108

6.43	18.75	11,906	1.40		1.45		1.05		1.10		4.77		123

5.69	(9.61)	10,336	1.85		1.90		1.05		1.10		6.32		197

6.70	(6.76)	6,688	1.09	*	1.14	*	1.05	*	1.10	*	6.08	*	107

5.77	(6.33)	36,384	1.62		1.62		1.30		1.30		3.85		108

6.43	18.46	35,483	1.65		1.65		1.30		1.30		4.51		123

5.69	(9.84)	29,812	2.10		2.10		1.30		1.30		6.10		197

6.70	(9.38)	66,424	1.34		1.34		1.30		1.30		5.66		107

7.83	12.57	89,979	1.32		1.32		1.30		1.30		5.75		75

5.77	(7.04)	2,258	2.37		2.37		2.05		2.05		3.13		108

6.43	17.57	3,011	2.40		2.40		2.05		2.05		3.74		123

5.69	(10.52)	7,435	2.85		2.85		2.05		2.05		5.35		197

6.70	(10.06)	12,624	2.09		2.09		2.05		2.05		4.91		107

7.83	11.74	19,403	2.07		2.07		2.05		2.05		4.95		75

ANNUAL REPORT	MARCH 31, 2022	17

Statement of Assets and Liabilities PIMCO Emerging Markets Local Currency and Bond Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$2,411,957
Investments in Affiliates	179,168

Financial Derivative Instruments
Exchange-traded or centrally cleared	11,118
Over the counter	143,901
Deposits with counterparty	34,518
Foreign currency, at value	18,984
Receivable for investments sold	21,707
Receivable for Fund shares sold	2,856
Interest and/or dividends receivable	37,439
Dividends receivable from Affiliates	74
Reimbursement receivable from PIMCO	1

Total Assets	2,861,723

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$150,067

Financial Derivative Instruments
Exchange-traded or centrally cleared	13,062
Over the counter	82,941
Payable for investments purchased	21,393
Payable for investments in Affiliates purchased	74
Payable for investments purchased on a delayed-delivery basis	47,585
Payable for unfunded loan commitments	5,282
Deposits from counterparty	71,278
Payable for Fund shares redeemed	11,849
Distributions payable	351
Overdraft due to custodian	838
Accrued investment advisory fees	943
Accrued supervisory and administrative fees	957
Accrued distribution fees	1
Accrued servicing fees	8
Accrued taxes payable	179
Other liabilities	587

Total Liabilities	407,395

Net Assets	$2,454,328

Net Assets Consist of:

Paid in capital	$2,998,577
Distributable earnings (accumulated loss)	(544,249)

Net Assets	$2,454,328

Cost of investments in securities	$2,736,160
Cost of investments in Affiliates	$179,693
Cost of foreign currency held	$18,981
Cost or premiums of financial derivative instruments, net	$9,052

* Includes repurchase agreements of:	$9,170

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2022

Net Assets:

Institutional Class	$2,312,938
I-2	96,034
I-3	6,714
Class A	36,384
Class C	2,258

Shares Issued and Outstanding:

Institutional Class	400,763
I-2	16,640
I-3	1,163
Class A	6,305
Class C	391

Net Asset Value Per Share Outstanding(a):

Institutional Class	$5.77
I-2	5.77
I-3	5.77
Class A	5.77
Class C	5.77

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2022	19

Statement of Operations PIMCO Emerging Markets Local Currency and Bond Fund

Year Ended March 31, 2022
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$97,932
Dividends from Investments in Affiliates	982
Total Income	98,914

Expenses:

Investment advisory fees	8,279
Supervisory and administrative fees	8,471
Distribution and/or servicing fees - Class A	101
Distribution and/or servicing fees - Class C	28
Trustee fees	9
Interest expense	6,205
Total Expenses	23,093
Waiver and/or Reimbursement by PIMCO	(7)
Net Expenses	23,086

Net Investment Income (Loss)	75,828

Net Realized Gain (Loss):

Investments in securities	(13,285)
Investments in Affiliates	(578)
Exchange-traded or centrally cleared financial derivative instruments	16,558
Over the counter financial derivative instruments	(46,163)
Short sales	116
Foreign currency	780

Net Realized Gain (Loss)	(42,572)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(251,145)
Investments in Affiliates	(528)
Exchange-traded or centrally cleared financial derivative instruments	(5,311)
Over the counter financial derivative instruments	59,180
Foreign currency assets and liabilities	(13,652)

Net Change in Unrealized Appreciation (Depreciation)	(211,456)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(178,200)

* Foreign tax withholdings	$1,550

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Emerging Markets Local Currency and Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$75,828	$71,968
Net realized gain (loss)	(42,572)	(101,946)
Net change in unrealized appreciation (depreciation)	(211,456)	281,693

Net Increase (Decrease) in Net Assets Resulting from Operations	(178,200)	251,715

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(77,560)	(17,286)
I-2	(4,625)	(1,044)
I-3	(613)	(104)
Class A	(1,724)	(310)
Class C	(99)	(7)

Tax basis return of capital
Institutional Class	0	(51,250)
I-2	0	(3,306)
I-3	0	(340)
Class A	0	(1,310)
Class C	0	(227)

Total Distributions(a)	(84,621)	(75,184)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,351,456	(197,562)

Total Increase (Decrease) in Net Assets	1,088,635	(21,031)

Net Assets:

Beginning of year	1,365,693	1,386,724
End of year	$2,454,328	$1,365,693

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2022	21

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.3%

ARGENTINA 0.2%

SOVEREIGN ISSUES 0.2%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$6,999	$2,127
1.125% due 07/09/2035 þ		4,934	1,421

Total Argentina (Cost $5,109)			3,548

AUSTRIA 0.0%

CORPORATE BONDS & NOTES 0.0%

Erste Group Bank AG
6.500% due 04/15/2024 •(h)(i)	EUR	200	233

Total Austria (Cost $245)			233

BRAZIL 3.1%

CORPORATE BONDS & NOTES 1.2%

Banco BTG Pactual SA
4.500% due 01/10/2025		$1,800	1,789

Banco Votorantim SA
4.500% due 09/24/2024		500	509

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		840	852

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/02/2022 (f)(h)		1,580	14

Oi SA
5.358% (BZDIOVRA) due 02/25/2035 «~	BRL	2,500	2,389

Rede D’or Finance SARL
4.500% due 01/22/2030		$1,175	1,080

Swiss Insured Brazil Power Finance SARL
9.850% due 07/16/2032	BRL	73,442	14,191

Vale SA
3.202% due 12/29/2049 «~(h)		72,550	7,800

XP, Inc.
3.250% due 07/01/2026		$200	190

			28,814

SOVEREIGN ISSUES 1.9%

Brazil Government International Bond
8.500% due 01/05/2024	BRL	14,740	2,935

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2023 (f)		42,300	7,662
0.000% due 01/01/2024 (f)		171,200	29,443

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 07/01/2024 (f)	BRL	39,200	$6,422

			46,462

Total Brazil (Cost $80,043)			75,276

CAYMAN ISLANDS 1.0%

ASSET-BACKED SECURITIES 0.5%

LCM LP
1.334% due 04/20/2031 •		$1,750	1,738

Venture CLO Ltd.
1.384% due 04/20/2032 •		4,000	3,979

Vibrant CLO Ltd.
1.878% due 06/20/2029 •		4,060	4,058

Voya CLO Ltd.
1.191% due 04/17/2030 •		2,950	2,939

			12,714

CORPORATE BONDS & NOTES 0.5%

Interoceanica Finance Ltd.
0.000% due 11/30/2025 (f)		629	591

Kaisa Group Holdings Ltd.
9.750% due 09/28/2023 ^(c)		6,700	1,256
10.500% due 01/15/2025		4,300	791
10.875% due 07/23/2023 ^(c)		1,200	237
11.250% due 04/16/2025 ^(c)		300	55
11.700% due 11/11/2025 ^(c)		4,200	762

MGM China Holdings Ltd.
5.250% due 06/18/2025		800	737

New Metro Global Ltd.
4.500% due 05/02/2026		3,300	2,013

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		944	532

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		369	365

Poinsettia Finance Ltd.
6.625% due 06/17/2031		3,547	3,477

Sunac China Holdings Ltd.
5.950% due 04/26/2024		3,600	924

			11,740

Total Cayman Islands (Cost $33,826)			24,454

CHILE 3.0%

SOVEREIGN ISSUES 3.0%

Bonos de la Tesoreria de la Republica
4.500% due 10/15/2023	CLP	2,220,942	2,939

22	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bonos de la Tesoreria de la Republica en pesos
2.300% due 10/01/2028	CLP	735,000	$740
2.500% due 03/01/2025		155,000	175
4.700% due 09/01/2030		2,470,000	2,848
5.000% due 10/01/2028		32,440,000	38,292
5.000% due 03/01/2035		15,585,000	17,913
6.000% due 01/01/2043		8,505,000	10,628

Total Chile (Cost $78,419)			73,535

CHINA 6.8%

SOVEREIGN ISSUES 6.8%

China Government International Bond
2.850% due 06/04/2027	CNY	10,400	1,654
3.020% due 05/27/2031		226,400	36,112
3.030% due 03/11/2026		302,200	48,485
3.250% due 11/22/2028		29,500	4,787
3.270% due 11/19/2030		2,900	472
3.280% due 12/03/2027		369,600	60,101
3.810% due 09/14/2050		92,000	15,513

Total China (Cost $162,141)			167,124

COLOMBIA 8.0%

CORPORATE BONDS & NOTES 0.4%

Empresas Publicas de Medellin ESP
7.625% due 09/10/2024	COP	1,090,000	271
8.375% due 11/08/2027		41,993,000	9,707

			9,978

SOVEREIGN ISSUES 7.6%

Bogota Distrito Capital
9.750% due 07/26/2028		22,200,000	5,530

Colombia Government International Bond
4.375% due 03/21/2023		3,373,000	877

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colombian TES
5.750% due 11/03/2027	COP	184,446,800	$41,522
6.000% due 04/28/2028		37,844,500	8,514
6.250% due 07/09/2036		26,929,600	5,217
7.000% due 03/26/2031		71,537,200	16,010
7.000% due 06/30/2032		20,756,700	4,554
7.250% due 10/18/2034		59,912,100	13,056
7.250% due 10/26/2050		7,607,200	1,505
7.500% due 08/26/2026		136,053,200	33,831
7.750% due 09/18/2030		36,297,000	8,628

Financiera de Desarrollo Territorial SA Findeter
7.875% due 08/12/2024		3,616,000	918

Republic of Colombia
0.010% due 08/26/2026		22,500,000	5,582
0.010% due 11/03/2027		20,717,500	4,657
1.000% due 11/26/2025		20,844,300	5,046
1.000% due 11/03/2027		46,369,000	10,422
1.000% due 04/28/2028		44,826,000	10,080
1.000% due 07/09/2036		1,849,000	357
7.000% due 06/30/2032		45,007,100	9,867

			186,173

Total Colombia (Cost $213,038)			196,151

CZECH REPUBLIC 1.7%

SOVEREIGN ISSUES 1.7%

Czech Republic Government International Bond
0.250% due 02/10/2027	CZK	73,000	2,760
0.950% due 05/15/2030		582,120	21,373
1.200% due 03/13/2031		188,200	6,908
2.750% due 07/23/2029		84,600	3,591
4.200% due 12/04/2036		168,200	8,001

Total Czech Republic (Cost $47,831)			42,633

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	23

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DENMARK 1.5%

CORPORATE BONDS & NOTES 1.5%

Jyske Realkredit AS
1.500% due 10/01/2053	DKK	27,720	$3,684

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		5,295	688
1.500% due 10/01/2053		13,011	1,727

Nykredit Realkredit AS
1.000% due 10/01/2050		40,618	5,277
1.000% due 10/01/2053		1,328	167
1.500% due 10/01/2053		133,543	17,852

Realkredit Danmark AS
1.000% due 10/01/2050		18,609	2,421
1.500% due 10/01/2053		30,866	4,135

Total Denmark (Cost $40,724)			35,951

DOMINICAN REPUBLIC 0.2%

SOVEREIGN ISSUES 0.2%

Dominican Republic International Bond
8.900% due 02/15/2023	DOP	280,600	5,218

Total Dominican Republic (Cost $5,274)			5,218

FRANCE 0.1%

CORPORATE BONDS & NOTES 0.1%

BNP Paribas SA
6.240% due 02/06/2025 «	IDR	21,000,000	1,466

Total France (Cost $1,213)			1,466

GERMANY 0.7%

CORPORATE BONDS & NOTES 0.7%

Deutsche Bank AG
6.680% due 01/23/2025 «	IDR	231,100,000	15,899

Total Germany (Cost $17,030)			15,899

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HONG KONG 0.0%

CORPORATE BONDS & NOTES 0.0%

Fortune Star BVI Ltd.
5.050% due 01/27/2027		$400	$341

Total Hong Kong (Cost $401)			341

HUNGARY 1.0%

SOVEREIGN ISSUES 1.0%

Hungary Government International Bond
2.000% due 05/23/2029 (k)	HUF	3,110,400	7,151
2.750% due 12/22/2026		4,752,500	12,202
3.000% due 10/27/2038 (k)		1,242,300	2,602
3.250% due 10/22/2031		883,200	2,141
4.000% due 04/28/2051		417,000	917

Total Hungary (Cost $33,705)			25,013

INDIA 0.6%

CORPORATE BONDS & NOTES 0.6%

Periama Holdings LLC
5.950% due 04/19/2026		$8,200	8,370

Shriram Transport Finance Co. Ltd.
4.400% due 03/13/2024		3,100	3,037
5.100% due 07/16/2023		1,900	1,905
5.950% due 10/24/2022		1,400	1,405

Total India (Cost $15,231)			14,717

INDONESIA 5.6%

SOVEREIGN ISSUES 5.6%

Indonesia Government International Bond
6.375% due 04/15/2032	IDR	100,000,000	6,794
6.500% due 02/15/2031		492,917,000	33,827
7.000% due 09/15/2030		287,384,000	20,404
7.500% due 08/15/2032		149,864,000	10,878
7.500% due 06/15/2035		365,384,000	26,198

24	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.250% due 05/15/2029	IDR	59,147,000	$4,488
8.250% due 06/15/2032		25,045,000	1,909
8.375% due 03/15/2034		255,620,000	19,531
8.750% due 05/15/2031		61,580,000	4,864
9.000% due 03/15/2029		42,064,000	3,304
9.500% due 07/15/2031		25,734,000	2,113
10.500% due 08/15/2030		22,905,000	1,973

Total Indonesia (Cost $139,269)			136,283

IRELAND 0.0%

ASSET-BACKED SECURITIES 0.0%

Carlyle Global Market Strategies Euro CLO Ltd.
0.750% due 11/15/2031 •	EUR	800	877

Total Ireland (Cost $970)			877

ISRAEL 1.3%

SOVEREIGN ISSUES 1.3%

Israel Government International Bond
0.750% due 07/31/2022	ILS	100,000	31,402

Total Israel (Cost $31,171)			31,402

ITALY 0.2%

CORPORATE BONDS & NOTES 0.2%

Banca Carige SpA
0.971% (EUR003M + 1.500%) due 05/25/2022 ~(k)	EUR	3,700	4,096

UniCredit SpA
9.250% due 06/03/2022 •(h)(i)		400	449

Total Italy (Cost $4,548)			4,545

IVORY COAST 0.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Republic of Cote d’lvoire
5.000% (EUR003M + 5.000%) due 03/19/2027 «~	EUR	3,900	4,321

Total Ivory Coast (Cost $4,610)			4,321

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JERSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%

Corsair International Ltd.
4.850% due 01/28/2027 «•	EUR	6,600	$6,924
5.200% due 01/28/2029 «•		2,600	2,722

Total Jersey, Channel Islands (Cost $10,278)			9,646

KAZAKHSTAN 0.2%

CORPORATE BONDS & NOTES 0.2%

Development Bank of Kazakhstan JSC
8.950% due 05/04/2023	KZT	3,235,500	5,553

Total Kazakhstan (Cost $9,870)			5,553

LUXEMBOURG 0.0%

CORPORATE BONDS & NOTES 0.0%

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)		$1,858	629

Sberbank of Russia Via SB Capital SA
5.125% due 10/29/2022		300	30
5.250% due 05/23/2023 (i)		700	70

Total Luxembourg (Cost $2,040)			729

MALAYSIA 7.1%

SOVEREIGN ISSUES 7.1%

Malaysia Government International Bond
3.502% due 05/31/2027	MYR	3,200	760
3.757% due 05/22/2040		45,900	9,991
3.828% due 07/05/2034		16,600	3,798
3.844% due 04/15/2033		23,400	5,401
3.885% due 08/15/2029		52,700	12,551
4.065% due 06/15/2050		30,300	6,685
4.254% due 05/31/2035		73,600	17,496
4.762% due 04/07/2037		7,000	1,762

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	25

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Malaysia Government Investment Issue
3.422% due 09/30/2027	MYR	54,800	$13,002
3.465% due 10/15/2030		93,100	21,381
3.726% due 03/31/2026		16,000	3,853
3.899% due 06/15/2027		3,836	925
4.130% due 07/09/2029		16,800	4,056
4.258% due 07/26/2027		2,500	613
4.369% due 10/31/2028		247,200	60,753
4.417% due 09/30/2041		49,800	11,807

Total Malaysia (Cost $178,196)			174,834

		SHARES
MEXICO 3.6%

COMMON STOCKS 0.0%

Hipotecaria Su Casita SA de CV «(d)		742,577	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 0.0%

Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2049 «		$500	0

SOVEREIGN ISSUES 3.6%

Mexico Government International Bond
5.750% due 03/05/2026	MXN	139,000	6,379
7.500% due 06/03/2027		242,400	11,760
7.750% due 05/29/2031		23,000	1,122
7.750% due 11/13/2042		544,600	25,665
8.000% due 11/07/2047		143,300	6,908
8.500% due 05/31/2029		203,400	10,339
8.500% due 11/18/2038		521,400	26,713
10.000% due 11/20/2036		7,800	450

			89,336

Total Mexico (Cost $95,942)			89,336

NETHERLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%

Republic of Angola Via Avenir BV
4.771% (US0006M + 4.500%) due 12/07/2023 ~		$4,960	4,923
7.845% (US0006M + 7.500%) due 07/01/2023 ~		2,585	2,668

			7,591

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

Sigma Bidco BV
3.750% (WIBOR03M + 3.500%) due 07/02/2025 ~	PLN	3,300	$681

Total Netherlands (Cost $8,293)			8,272

NIGERIA 0.6%

CORPORATE BONDS & NOTES 0.2%

BOI Finance BV
7.500% due 02/16/2027	EUR	5,000	5,494

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Bank of Industry Ltd.
6.803% (LIBOR03M + 6.000%) due 12/14/2023 ~		$6,145	6,195

SOVEREIGN ISSUES 0.1%

Nigeria Government International Bond
5.625% due 06/27/2022		3,000	3,003

Total Nigeria (Cost $14,834)			14,692

PERU 3.6%

CORPORATE BONDS & NOTES 0.2%

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	19,300	5,053

SOVEREIGN ISSUES 3.4%

Fondo MIVIVIENDA SA
7.000% due 02/14/2024		39,400	10,852

Peru Government International Bond
5.350% due 08/12/2040		24,400	5,483
5.400% due 08/12/2034		31,800	7,602
5.940% due 02/12/2029		8,200	2,165
6.150% due 08/12/2032		30,400	7,988
6.350% due 08/12/2028		104,750	28,428
6.900% due 08/12/2037		48,500	13,056
6.950% due 08/12/2031		1,500	419
8.200% due 08/12/2026		21,400	6,294

			82,287

Total Peru (Cost $93,958)			`87,340

PHILIPPINES 0.4%

SOVEREIGN ISSUES 0.4%

Philippines Government International Bond
3.900% due 11/26/2022	PHP	513,000	9,868

26	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 01/14/2036	PHP	41,000	$867

Total Philippines (Cost $13,237)			10,735

POLAND 2.7%

SOVEREIGN ISSUES 2.7%

Poland Government International Bond
0.250% due 10/25/2026	PLN	79,000	14,883
1.750% due 04/25/2032		37,900	6,632
2.500% due 07/25/2027		16,400	3,390
2.750% due 04/25/2028		138,100	28,469
2.750% due 10/25/2029		60,900	12,363

Total Poland (Cost $76,627)			65,737

QATAR 0.0%

CORPORATE BONDS & NOTES 0.0%

QNB Finance Ltd.
6.800% due 03/04/2030 «	IDR	2,000,000	136
6.900% due 01/23/2025 «		100,000	7

Total Qatar (Cost $131)			143

ROMANIA 3.0%

SOVEREIGN ISSUES 3.0%

Romania Government International Bond
3.650% due 07/28/2025	RON	26,700	5,605
3.700% due 11/25/2024		27,900	5,957
4.150% due 01/26/2028		68,600	13,975
4.400% due 09/25/2023		33,900	7,504
4.500% due 06/17/2024		149,300	32,666
4.750% due 10/11/2034		27,400	5,378
5.000% due 02/12/2029		10,300	2,173

Total Romania (Cost $81,737)			73,258

RUSSIA 0.4%

SOVEREIGN ISSUES 0.4%

Russia Government International Bond
1.125% due 11/20/2027	EUR	300	58
5.100% due 03/28/2035		$1,200	210
5.700% due 05/17/2028 ^(c)	RUB	1,942,000	1,195
6.900% due 07/23/2031 ^(c)		2,681,200	1,650
7.050% due 01/19/2028 ^(c)		872,100	537
7.100% due 10/16/2024 ^(c)		438,700	270
7.400% due 12/07/2022 ^(c)		2,500,000	1,538

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.650% due 04/10/2030 ^(c)	RUB	1,173,400	$722
7.700% due 03/23/2033 ^(c)		2,114,400	1,301
7.950% due 10/07/2026 ^(c)		1,834,500	1,129
8.150% due 02/03/2027 ^(c)		232,400	143
8.500% due 09/17/2031 ^(c)		566,900	349

Total Russia (Cost $197,269)			9,102

SERBIA 0.1%

SOVEREIGN ISSUES 0.1%

Serbia Government International Bond
4.500% due 08/20/2032	RSD	345,400	2,919

Total Serbia (Cost $3,871)			2,919

SINGAPORE 4.5%

CORPORATE BONDS & NOTES 0.5%

TML Holdings Pte Ltd.
5.500% due 06/03/2024		$10,875	10,971

SOVEREIGN ISSUES 4.0%

Singapore Government International Bond
1.625% due 07/01/2031	SGD	88,700	61,647
2.250% due 08/01/2036		200	143
2.875% due 07/01/2029		19,500	14,889
2.875% due 09/01/2030		28,200	21,629

			98,308

Total Singapore (Cost $113,206)			109,279

SOUTH AFRICA 14.2%

CORPORATE BONDS & NOTES 1.2%

Development Bank of Southern Africa
8.600% due 10/21/2024 «	ZAR	196,700	13,408

Eskom Holdings SOC Ltd.
0.000% due 08/18/2027 (f)		143,600	4,621
0.000% due 12/31/2032 (f)		363,100	5,268
6.750% due 08/06/2023		$4,100	4,051

Transnet SOC Ltd.
4.000% due 07/26/2022		1,400	1,382
10.000% due 03/30/2029	ZAR	10,500	718

			29,448

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	27

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Sasol Ltd.
0.560% - 1.803% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		$5,836	$5,718

SOVEREIGN ISSUES 12.7%

South Africa Government International Bond
6.250% due 03/31/2036 (k)	ZAR	419,700	20,217
6.500% due 02/28/2041 (k)		280,400	12,857
6.500% due 02/28/2041		207,300	9,505
7.000% due 02/28/2031		225,127	12,859
8.000% due 01/31/2030		606,350	37,936
8.250% due 03/31/2032		392,600	24,014
8.500% due 01/31/2037 (k)		722,400	42,163
8.750% due 01/31/2044		96,300	5,559
8.875% due 02/28/2035		149,400	9,192
9.000% due 01/31/2040		44,700	2,674
10.500% due 12/21/2026 (k)		790,500	59,040
10.500% due 12/21/2026		1,022,100	76,338

			312,354

Total South Africa (Cost $351,727)			347,520

SOUTH KOREA 1.3%

SOVEREIGN ISSUES 1.3%

Export-Import Bank of Korea
5.750% due 03/05/2024	IDR	145,000,000	10,208
6.700% due 12/02/2024		230,000,000	16,478
7.250% due 12/07/2024		83,700,000	6,069
8.000% due 05/15/2024		100,000	7

Total South Korea (Cost $33,337)			32,762

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPAIN 0.0%

CORPORATE BONDS & NOTES 0.0%

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(h)(i)	EUR	200	$229

		SHARES
PREFERRED SECURITIES 0.0%

CaixaBank SA
6.000% due 07/18/2022 •(h)(i)		200,000	224

Total Spain (Cost $471)			453

		PRINCIPAL AMOUNT (000S)
SUPRANATIONAL 3.3%

CORPORATE BONDS & NOTES 3.3%

Asian Development Bank
4.700% due 03/12/2024	MXN	34,300	1,593

Asian Infrastructure Investment Bank
4.500% due 11/04/2024	IDR	250,000	17

European Bank for Reconstruction & Development
4.600% due 12/09/2025		338,100,000	22,980

European Investment Bank
5.750% due 01/24/2025		360,000,000	25,490

International Bank for Reconstruction & Development
4.500% due 04/15/2026		127,100,000	8,562
4.600% due 02/09/2026		334,800,000	22,779

International Finance Corp.
8.000% due 10/09/2023		3,500,000	256

Total Supranational (Cost $83,019)			81,677

TANZANIA 0.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

The Ministry of Finance and Planning, Government of the United Republic of Tanzania
4.868% (EUR003M + 5.400%) due 04/26/2028 ~	EUR	5,900	6,511

Total Tanzania (Cost $6,898)			6,511

28	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
THAILAND 5.2%

SOVEREIGN ISSUES 5.2%

Thailand Government International Bond
1.585% due 12/17/2035	THB	3,109,300	$79,848
1.600% due 06/17/2035		77,800	2,026
2.000% due 06/17/2042		412,500	9,948
2.875% due 06/17/2046		23,000	634
3.300% due 06/17/2038		618,150	19,008
3.400% due 06/17/2036		32,100	1,013
3.775% due 06/25/2032		469,750	15,897

Total Thailand (Cost $135,835)			128,374

TURKEY 0.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

SOCAR Turkey Enerji AS
3.450% (EUR003M + 3.450%) due 08/11/2026 ~	EUR	7,300	7,712

SOVEREIGN ISSUES 0.4%

Turkey Government International Bond
10.600% due 02/11/2026	TRY	4,000	183
11.000% due 02/24/2027		106,600	4,522
12.400% due 03/08/2028		4,600	199
12.600% due 10/01/2025		69,900	3,513

			8,417

Total Turkey (Cost $31,706)			16,129

UGANDA 0.1%

SOVEREIGN ISSUES 0.1%

Republic of Uganda Government Bonds
16.250% due 11/08/2035	UGX	10,711,100	3,300

Total Uganda (Cost $3,291)			3,300

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UKRAINE 0.1%

SOVEREIGN ISSUES 0.1%

Ukraine Government International Bond
7.375% due 09/25/2032		$1,800	$761
7.750% due 09/01/2022		1,700	1,054

Total Ukraine (Cost $2,190)			1,815

UNITED KINGDOM 0.0%

CORPORATE BONDS & NOTES 0.0%

Barclays PLC
7.750% due 09/15/2023 •(h)(i)		$200	208

Gazprom PJSC via Gaz Finance PLC
3.000% due 06/29/2027		500	212
3.250% due 02/25/2030		300	130

			550

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (f)	GBP	0	219

Total United Kingdom (Cost $1,529)			769

UNITED STATES 4.5%

ASSET-BACKED SECURITIES 3.0%

ACE Securities Corp. Home Equity Loan Trust
1.477% due 04/25/2035 •		$1,949	1,938

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.432% due 07/25/2035 •		1,800	1,769

Bear Stearns Asset-Backed Securities Trust
1.297% due 08/25/2036 •		1,096	1,084
1.357% due 03/25/2034 •		599	592

Carrington Mortgage Loan Trust
1.507% due 05/25/2035 •		700	693

Countrywide Asset-Backed Certificates
1.042% due 06/25/2036 ~		3,500	3,405

Credit-Based Asset Servicing & Securitization LLC
0.577% due 07/25/2037 •		12	9
1.307% due 03/25/2046 •		4,631	4,577

Fieldstone Mortgage Investment Trust
0.837% due 05/25/2036 •		1,875	1,473

First Franklin Mortgage Loan Trust
0.757% due 08/25/2036 ~		7,702	7,319
0.767% due 10/25/2036 •		2,000	1,694

GSAMP Trust
0.547% due 01/25/2037 •		1,058	749
0.757% due 12/25/2036 •		1,713	1,641
1.282% due 05/25/2034 •		2,704	2,591

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	29

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Mortgage Loan Asset-Backed Trust
0.937% due 08/25/2036 •	$1,300	$1,218

JP Morgan Mortgage Acquisition Corp.
1.042% due 05/25/2035 •	3,453	3,437

JP Morgan Mortgage Acquisition Trust
0.727% due 07/25/2036 •	4,183	3,719

Lehman XS Trust
5.030% due 01/25/2036 ^þ	3,531	3,438

Merrill Lynch Mortgage Investors Trust
1.207% due 09/25/2035 •	2,144	2,101

Morgan Stanley ABS Capital, Inc. Trust
1.387% due 07/25/2035 •	3,219	3,201

Morgan Stanley Mortgage Loan Trust
0.937% due 12/25/2036 •	3,541	1,744
2.079% due 11/25/2036 ^•	234	112

New Century Home Equity Loan Trust
0.617% due 08/25/2036 •	2,034	1,990
1.102% due 12/25/2035 •	6,000	5,853

NovaStar Mortgage Funding Trust
1.207% due 06/25/2034 •	4,407	4,296

Option One Mortgage Loan Trust
0.677% due 04/25/2037 •	442	350

Residential Asset Mortgage Products Trust
1.612% due 02/25/2035 •	1,710	1,688

Structured Asset Securities Corp. Mortgage Loan Trust
0.677% due 10/25/2037 •	6,033	4,433

Towd Point Mortgage Trust
1.457% due 05/25/2058 •	541	542

WaMu Asset-Backed Certificates WaMu Trust
0.697% due 05/25/2037 •	5,512	5,115

Wells Fargo Home Equity Asset-Backed Securities Trust
1.097% due 03/25/2037 •	2,000	1,852

		74,623

CORPORATE BONDS & NOTES 0.5%

BOC Aviation USA Corp.
1.625% due 04/29/2024	2,200	2,115

DAE Funding LLC
1.625% due 02/15/2024	4,000	3,833

Ford Motor Credit Co. LLC
3.087% due 01/09/2023	2,700	2,706
3.550% due 10/07/2022	1,600	1,603

Rio Oil Finance Trust
9.250% due 07/06/2024	2,333	2,446
9.750% due 01/06/2027	500	553

		13,256

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 1.0%

American Home Mortgage Assets Trust
6.750% due 11/25/2046 þ	$550	$516

Banc of America Funding Trust
2.472% due 03/20/2036 ~	19	18

BCAP LLC Trust
0.797% due 01/25/2037 ^•	204	193
2.630% due 05/26/2037 ~	2,577	2,552

Bear Stearns Adjustable Rate Mortgage Trust
2.711% due 01/25/2035 ~	4	5
3.318% due 02/25/2036 ^~	42	42

Bear Stearns ALT-A Trust
2.948% due 04/25/2037 ~	7,812	6,469
3.083% due 08/25/2036 ^~	303	250

Citigroup Mortgage Loan Trust
2.329% due 03/25/2034 ~	7	7
2.562% due 07/25/2046 ^~	31	30
3.185% due 09/25/2037 ^~	3,408	3,227

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	60	59

Constellation Oil Services Holding SA
1.000% due 12/31/2024 «	300	300

Countrywide Home Loan Mortgage Pass-Through Trust
2.887% due 09/25/2047 ^~	18	18

Countrywide Home Loan Reperforming REMIC Trust
0.651% due 11/25/2034 •	264	249

GreenPoint Mortgage Funding Trust
0.897% due 06/25/2045 •	85	81

GSMPS Mortgage Loan Trust
0.807% due 01/25/2036 •	244	207

GSR Mortgage Loan Trust
2.905% due 11/25/2035 ^~	60	41

HarborView Mortgage Loan Trust
1.129% due 06/20/2035 ~	400	391
2.141% due 10/19/2035 •	350	235
2.561% due 08/19/2036 ^~	4	4

Impac CMB Trust
1.097% due 03/25/2035 •	109	106
5.730% due 01/25/2033 þ	438	445

IndyMac INDX Mortgage Loan Trust
0.637% due 02/25/2037 ^•	357	351
0.637% due 02/25/2037 •	681	696
1.097% due 07/25/2045 •	127	111

JP Morgan Mortgage Trust
2.911% due 06/25/2036 ^~	226	191

JP Morgan Resecuritization Trust
2.500% due 03/25/2056	414	403

Luminent Mortgage Trust
0.817% due 12/25/2036 ^•	18	17

30	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Alternative Loan Trust
0.857% due 03/25/2036 ^•	$88	$8

Morgan Stanley Mortgage Loan Trust
1.992% due 06/25/2036 ~	10	10

Nomura Asset Acceptance Corp. Alternative Loan Trust
6.340% due 06/25/2036 þ	8,762	3,173

Residential Accredit Loans, Inc. Trust
1.016% due 10/25/2037 ~	1,048	1,020
5.101% due 02/25/2036 ^~	98	85

Residential Asset Securitization Trust
0.857% due 01/25/2046 ^•	134	48

Sequoia Mortgage Trust
1.897% due 01/20/2047 ^~	21	15

Structured Adjustable Rate Mortgage Loan Trust
1.541% due 01/25/2035 ^•	35	32
3.031% due 03/25/2036 ^~	47	42

Structured Asset Mortgage Investments Trust
0.607% due 02/25/2037 •	1,301	1,254

TBW Mortgage-Backed Trust
6.540% due 01/25/2037 ^þ	1,398	509

Thornburg Mortgage Securities Trust
3.261% due 06/25/2047 ^•	349	295

WaMu Mortgage Pass-Through Certificates Trust
0.827% due 05/25/2034 ~	258	254
2.545% due 01/25/2037 ^~	53	50
2.713% due 04/25/2037 ^~	33	33
2.716% due 12/25/2036 ^~	32	31
2.890% due 09/25/2036 ^~	46	44

Wells Fargo Mortgage-Backed Securities Trust
2.494% due 10/25/2036 ~	617	604

		24,721

U.S. GOVERNMENT AGENCIES 0.0%

Uniform Mortgage-Backed Security
4.000% due 02/01/2049	32	33

Total United States (Cost $113,329)		112,633

VIRGIN ISLANDS (BRITISH) 0.2%

CORPORATE BONDS & NOTES 0.2%

1MDB Global Investments Ltd.
4.400% due 03/09/2023	$5,800	5,672

Total Virgin Islands (British) (Cost $5,808)		5,672

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ZAMBIA 0.3%

SOVEREIGN ISSUES 0.3%

Zambia Government International Bond
12.000% due 08/26/2026	ZMW	28,500	$1,090
12.000% due 03/22/2028		21,800	733
13.000% due 12/05/2026		2,600	102
13.000% due 01/25/2031		175,300	5,497
15.000% due 02/16/2027		18,700	777

Total Zambia (Cost $6,361)			8,199

SHORT-TERM INSTRUMENTS 6.0%

COMMERCIAL PAPER 0.5%

Crown Castle International Corp.
1.450% due 05/05/2022		$8,450	8,441

Dominion Resources, Inc.
0.870% due 04/26/2022		1,900	1,899

International Flavors & Fragrances, Inc.
1.620% due 06/03/2022 (a)		1,400	1,397

			11,737

REPURCHASE AGREEMENTS (j) 0.4%
			9,170

ISRAEL TREASURY BILLS 3.4%
(0.004)% due 04/06/2022 - 12/07/2022 (e)(f)	ILS	262,700	82,237

U.S. TREASURY BILLS 1.7%
0.296% due 05/03/2022 - 05/19/2022 (e)(f)(m)(o)		$42,346	42,332

ZAMBIA TREASURY BILLS 0.0%
25.000% due 08/29/2022 (f)(g)	ZMW	2,020	105

Total Short-Term Instruments (Cost $146,372)			145,581

Total Investments in Securities (Cost $2,736,160)			2,411,957

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	31

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.3%

SHORT-TERM INSTRUMENTS 7.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.3%

PIMCO Short Asset Portfolio	2,999,488	$29,569

PIMCO Short-Term Floating NAV Portfolio III	15,406,702	149,599

Total Short-Term Instruments (Cost $179,693)		179,168

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $179,693)	$179,168

Total Investments 105.6% (Cost $2,915,853)	$2,591,125

Financial Derivative Instruments (l)(n) 2.4% (Cost or Premiums, net $9,052)	59,016

Other Assets and Liabilities, net (8.0)%	(195,813)

Net Assets 100.0%	$2,454,328

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

32	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.010%	03/31/2022	04/01/2022	$9,170	U.S. Treasury Bills 0.000% due 08/04/2022	$(9,353)	$9,170	$9,170

Total Repurchase Agreements						$(9,353)	$9,170	$9,170

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BRC	4.700%	01/05/2022	TBD	(3)	ZAR	(598,934)	$(41,515)
	4.700	01/06/2022	TBD	(3)		(311,915)	(21,608)
	4.700	01/07/2022	TBD	(3)		(275,783)	(19,102)
	4.850	11/17/2021	TBD	(3)	HUF	(1,458,152)	(4,423)
JML	(0.450)	02/17/2022	05/18/2022		EUR	(3,529)	(3,901)
	5.300	03/28/2022	04/04/2022		ZAR	(247,694)	(16,961)
MBC	5.250	01/05/2022	TBD	(3)		(410,848)	(28,452)
	5.250	01/07/2022	TBD	(3)		(203,690)	(14,105)

Total Reverse Repurchase Agreements							$(150,067)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BRC	$0	$(86,648)	$0	$(86,648)	$92,414	$5,766
FICC	9,170	0	0	9,170	(9,353)	(183)
JML	0	(20,862)	0	(20,862)	24,644	3,782
MBC	0	(42,557)	0	(42,557)	45,176	2,619

Total Borrowings and Other Financing Transactions	$9,170	$(150,067)	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	33

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$(3,901)	$0	$(3,901)
Sovereign Issues	0	(16,961)	0	(129,205)	(146,166)

Total Borrowings	$0	$(16,961)	$(3,901)	$(129,205)	$(150,067)

Payable for reverse repurchase agreements					$(150,067)

(k)	Securities with an aggregate market value of $160,419 and cash of $1,815 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(292,864) at a weighted average interest rate of 2.187%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Boeing Co.	1.000%	Quarterly	06/20/2022	0.558%	$1,000	$3	$(2)	$1	$0	$0
Boeing Co.	1.000	Quarterly	06/20/2023	0.822	400	3	(2)	1	0	0
Boeing Co.	1.000	Quarterly	12/20/2023	0.955	1,100	8	(7)	1	0	0
Boeing Co.	1.000	Quarterly	06/20/2026	1.341	100	(1)	0	(1)	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.428	4,900	(19)	(70)	(89)	0	(2)
Boeing Co.	1.000	Quarterly	06/20/2027	1.480	200	(4)	8	4	9	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.363	1,700	(81)	101	20	0	(1)

						$(91)	$28	$(63)	$9	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-37 5-Year Index	1.000%	Quarterly	12/20/2026	$84,400	$1,031	$440	$1,471	$0	$(10)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	115,600	1,657	234	1,891	0	(6)
iTraxx Asia Ex-Japan 37 5-Year Index	1.000	Quarterly	06/20/2027	17,100	(82)	85	3	0	(16)

					$2,606	$759	$3,365	$0	$(32)

34	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2022

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day INR-MIBOR Compounded-OIS	5.750%	Annual	03/15/2024	INR	27,930,500	$99	$(298)	$(199)	$128	$0
Receive	1-Day INR-MIBOR Compounded-OIS	5.750	Semi-Annual	03/16/2027		4,554,100	878	(363)	515	0	(75)
Receive	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	03/16/2032		3,476,800	(10)	60	50	0	(108)
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	03/16/2024	SGD	369,300	178	3,195	3,373	0	(247)
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.950	Annual	02/24/2024		$542,600	178	4,550	4,728	0	(113)
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		207,200	4,609	8,088	12,697	6	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		44,600	(536)	(3,184)	(3,720)	146	0
Pay	1-Year BRL-CDI	4.020	Maturity	01/02/2023	BRL	192,900	(451)	(2,334)	(2,785)	11	0
Pay	1-Year BRL-CDI	4.030	Maturity	01/02/2023		130,200	0	(1,874)	(1,874)	7	0
Pay	1-Year BRL-CDI	4.038	Maturity	01/02/2023		31,800	0	(457)	(457)	2	0
Receive	1-Year BRL-CDI	4.045	Maturity	01/02/2023		400,900	(123)	5,451	5,328	0	(23)
Pay	1-Year BRL-CDI	4.070	Maturity	01/02/2023		113,900	0	(1,619)	(1,619)	6	0
Pay	1-Year BRL-CDI	4.100	Maturity	01/02/2023		192,600	6	(2,683)	(2,677)	11	0
Receive	1-Year BRL-CDI	4.605	Maturity	01/02/2023		100,000	0	1,206	1,206	0	(6)
Receive	1-Year BRL-CDI	4.640	Maturity	01/02/2023		136,400	0	1,624	1,624	0	(8)
Pay	1-Year BRL-CDI	4.808	Maturity	01/02/2023		96,700	0	(855)	(855)	5	0
Pay	1-Year BRL-CDI	4.950	Maturity	01/02/2023		113,000	0	(911)	(911)	6	0
Pay	1-Year BRL-CDI	5.000	Maturity	01/02/2023		82,600	111	(752)	(641)	5	0
Receive	1-Year BRL-CDI	5.150	Maturity	01/02/2023		336,800	(1,424)	3,791	2,367	0	(19)
Pay	1-Year BRL-CDI	5.250	Maturity	01/02/2023		175,800	(1)	(1,177)	(1,178)	10	0
Receive	1-Year BRL-CDI	5.350	Maturity	01/02/2023		38,300	(203)	432	229	0	(2)
Receive	1-Year BRL-CDI	5.360	Maturity	01/02/2023		3,300	(19)	37	18	0	0
Receive	1-Year BRL-CDI	5.440	Maturity	01/02/2023		56,200	(39)	313	274	0	(3)
Pay	1-Year BRL-CDI	5.745	Maturity	01/02/2023		76,400	0	(258)	(258)	4	0
Pay	1-Year BRL-CDI	5.780	Maturity	01/02/2023		9,800	0	(32)	(32)	1	0
Pay	1-Year BRL-CDI	5.920	Maturity	01/02/2023		69,300	418	(571)	(153)	4	0
Pay	1-Year BRL-CDI	6.230	Maturity	01/02/2023		50,600	75	(76)	(1)	3	0
Receive	1-Year BRL-CDI	6.335	Maturity	01/02/2023		65,600	(137)	102	(35)	0	(4)
Pay	1-Year BRL-CDI	6.410	Maturity	01/02/2023		224,000	0	(1,949)	(1,949)	13	0
Pay	1-Year BRL-CDI	6.675	Maturity	01/02/2023		149,500	681	(292)	389	8	0
Receive	1-Year BRL-CDI	7.195	Maturity	01/02/2023		222,100	0	1,720	1,720	0	(12)
Receive	1-Year BRL-CDI	7.260	Maturity	01/02/2023		225,500	0	1,700	1,700	0	(13)
Pay	1-Year BRL-CDI	8.418	Maturity	01/02/2023		150,000	0	(839)	(839)	8	0
Pay	1-Year BRL-CDI	9.020	Maturity	01/02/2023		51,100	(2)	1,134	1,132	3	0
Receive	1-Year BRL-CDI	10.100	Maturity	01/02/2023		27,200	0	(754)	(754)	0	(1)
Receive	1-Year BRL-CDI	4.720	Maturity	01/02/2024		379,500	2,326	5,807	8,133	0	(75)
Pay	1-Year BRL-CDI	4.870	Maturity	01/02/2024		360,900	(717)	(6,600)	(7,317)	71	0
Receive	1-Year BRL-CDI	5.100	Maturity	01/02/2024		119,100	57	2,261	2,318	0	(23)
Receive	1-Year BRL-CDI	5.135	Maturity	01/02/2024		55,100	0	1,166	1,166	0	(11)
Receive	1-Year BRL-CDI	5.160	Maturity	01/02/2024		171,600	0	3,293	3,293	0	(34)
Pay	1-Year BRL-CDI	5.680	Maturity	01/02/2024		429,300	619	(6,410)	(5,791)	81	0
Pay	1-Year BRL-CDI	6.090	Maturity	01/02/2024		27,800	0	(464)	(464)	5	0
Pay	1-Year BRL-CDI	7.310	Maturity	01/02/2024		35,100	0	(475)	(475)	7	0
Pay	1-Year BRL-CDI	7.775	Maturity	01/02/2024		100,700	0	(1,188)	(1,188)	19	0
Receive	1-Year BRL-CDI	7.790	Maturity	01/02/2024		37,400	(20)	456	436	0	(7)
Pay	1-Year BRL-CDI	9.105	Maturity	01/02/2024		85,800	0	(633)	(633)	16	0
Pay	1-Year BRL-CDI	9.660	Maturity	01/02/2024		73,000	0	(457)	(457)	13	0
Pay	1-Year BRL-CDI	9.745	Maturity	01/02/2024		100,600	0	(563)	(563)	18	0
Pay	1-Year BRL-CDI	9.780	Maturity	01/02/2024		103,900	0	(590)	(590)	19	0
Pay	1-Year BRL-CDI	9.880	Maturity	01/02/2024		71,100	64	(411)	(347)	13	0
Pay	1-Year BRL-CDI	10.665	Maturity	01/02/2024		5,200	0	(19)	(19)	1	0
Pay	1-Year BRL-CDI	10.755	Maturity	01/02/2024		20,000	0	(66)	(66)	4	0
Pay	1-Year BRL-CDI	10.833	Maturity	01/02/2024		168,700	0	(518)	(518)	30	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	35

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	10.898%	Maturity	01/02/2024	BRL	170,500	$0	$(508)	$(508)	$31	$0
Pay	1-Year BRL-CDI	10.995	Maturity	01/02/2024		12,550	0	(31)	(31)	2	0
Pay	1-Year BRL-CDI	11.065	Maturity	01/02/2024		39,400	0	(86)	(86)	7	0
Pay	1-Year BRL-CDI	11.148	Maturity	01/02/2024		9,900	0	(19)	(19)	2	0
Receive	1-Year BRL-CDI	11.505	Maturity	01/02/2024		122,800	0	138	138	0	(22)
Receive	1-Year BRL-CDI	11.530	Maturity	01/02/2024		405,200	0	425	425	0	(72)
Receive	1-Year BRL-CDI	11.535	Maturity	01/02/2024		134,100	0	139	139	0	(24)
Receive	1-Year BRL-CDI	11.540	Maturity	01/02/2024		121,900	0	124	124	0	(22)
Receive	1-Year BRL-CDI	11.543	Maturity	01/02/2024		122,800	0	124	124	0	(22)
Pay	1-Year BRL-CDI	12.290	Maturity	01/02/2024		139,100	0	338	338	24	0
Pay	1-Year BRL-CDI	5.710	Maturity	01/02/2025		37,800	0	(736)	(736)	13	0
Pay	1-Year BRL-CDI	6.010	Maturity	01/02/2025		30,300	0	(511)	(511)	10	0
Pay	1-Year BRL-CDI	6.030	Maturity	01/02/2025		19,400	1	(312)	(311)	6	0
Receive	1-Year BRL-CDI	6.050	Maturity	01/02/2025		140,500	692	1,624	2,316	0	(46)
Pay	1-Year BRL-CDI	6.230	Maturity	01/02/2025		101,500	0	(1,469)	(1,469)	33	0
Pay	1-Year BRL-CDI	6.710	Maturity	01/02/2025		116,700	(103)	(1,061)	(1,164)	37	0
Receive	1-Year BRL-CDI	6.810	Maturity	01/02/2025		238,100	43	2,140	2,183	0	(76)
Receive	1-Year BRL-CDI	7.170	Maturity	01/02/2025		20,700	0	329	329	0	(7)
Pay	1-Year BRL-CDI	7.190	Maturity	01/02/2025		78,000	0	(631)	(631)	25	0
Pay	1-Year BRL-CDI	7.480	Maturity	01/02/2025		113,000	8	(383)	(375)	35	0
Pay	1-Year BRL-CDI	10.330	Maturity	01/02/2025		150,300	86	3,832	3,918	40	0
Receive	1-Year BRL-CDI	10.685	Maturity	01/02/2025		137,000	0	(3,494)	(3,494)	0	(37)
Pay	1-Year BRL-CDI	11.315	Maturity	01/02/2025		168,900	0	(2)	(2)	51	0
Receive	1-Year BRL-CDI	6.020	Maturity	01/04/2027		20,300	0	592	592	0	(14)
Pay	1-Year BRL-CDI	6.140	Maturity	01/04/2027		332,500	(2,415)	(6,268)	(8,683)	229	0
Receive	1-Year BRL-CDI	6.180	Maturity	01/04/2027		31,200	37	765	802	0	(21)
Receive	1-Year BRL-CDI	6.245	Maturity	01/04/2027		130,200	(120)	3,599	3,479	0	(90)
Receive	1-Year BRL-CDI	6.250	Maturity	01/04/2027		24,100	0	598	598	0	(16)
Pay	1-Year BRL-CDI	6.350	Maturity	01/04/2027		81,700	0	(2,352)	(2,352)	57	0
Pay	1-Year BRL-CDI	6.450	Maturity	01/04/2027		114,200	(954)	(1,678)	(2,632)	77	0
Receive	1-Year BRL-CDI	6.500	Maturity	01/04/2027		44,500	0	1,068	1,068	0	(30)
Receive	1-Year BRL-CDI	6.510	Maturity	01/04/2027		86,200	0	1,936	1,936	0	(58)
Receive	1-Year BRL-CDI	6.520	Maturity	01/04/2027		35,000	(153)	898	745	0	(23)
Receive	1-Year BRL-CDI	6.535	Maturity	01/04/2027		18,600	0	413	413	0	(12)
Receive	1-Year BRL-CDI	6.550	Maturity	01/04/2027		51,800	0	1,116	1,116	0	(34)
Pay	1-Year BRL-CDI	6.950	Maturity	01/04/2027		13,000	5	(220)	(215)	8	0
Pay	1-Year BRL-CDI	6.990	Maturity	01/04/2027		58,900	0	(952)	(952)	37	0
Pay	1-Year BRL-CDI	7.115	Maturity	01/04/2027		60,400	0	(906)	(906)	38	0
Receive	1-Year BRL-CDI	7.170	Maturity	01/04/2027		104,600	3	1,486	1,489	0	(65)
Pay	1-Year BRL-CDI	7.305	Maturity	01/04/2027		28,000	0	(367)	(367)	17	0
Pay	1-Year BRL-CDI	7.650	Maturity	01/04/2027		23,000	0	(271)	(271)	14	0
Receive	1-Year BRL-CDI	7.770	Maturity	01/04/2027		113,500	0	2,085	2,085	0	(74)
Pay	1-Year BRL-CDI	7.800	Maturity	01/04/2027		18,000	25	(167)	(142)	11	0
Pay	1-Year BRL-CDI	8.355	Maturity	01/04/2027		26,900	0	(421)	(421)	17	0
Pay	1-Year BRL-CDI	8.450	Maturity	01/04/2027		54,600	14	(829)	(815)	34	0
Receive	1-Year BRL-CDI	8.635	Maturity	01/04/2027		61,100	0	(14)	(14)	0	(34)
Pay	1-Year BRL-CDI	8.640	Maturity	01/04/2027		131,800	443	(407)	36	72	0
Receive	1-Year BRL-CDI	8.750	Maturity	01/04/2027		153,500	(203)	1,870	1,667	0	(93)
Pay	1-Year BRL-CDI	8.805	Maturity	01/04/2027		22,500	0	(293)	(293)	14	0
Pay	1-Year BRL-CDI	9.250	Maturity	01/04/2027		40,600	(2)	(402)	(404)	24	0
Pay	1-Year BRL-CDI	9.600	Maturity	01/04/2027		70,800	(4)	923	919	34	0
Pay	1-Year BRL-CDI	10.000	Maturity	01/04/2027		20,000	(5)	(95)	(100)	12	0
Pay	1-Year BRL-CDI	10.120	Maturity	01/04/2027		30,600	0	(133)	(133)	18	0
Pay	1-Year BRL-CDI	10.206	Maturity	01/04/2027		8,500	0	(44)	(44)	5	0
Receive	1-Year BRL-CDI	10.300	Maturity	01/04/2027		129,700	7	(2,203)	(2,196)	0	(60)
Pay	1-Year BRL-CDI	10.995	Maturity	01/04/2027		65,600	0	(30)	(30)	36	0
Pay	1-Year BRL-CDI	11.020	Maturity	01/04/2027		52,000	0	(16)	(16)	29	0
Pay	1-Year BRL-CDI	11.045	Maturity	01/04/2027		63,700	0	(10)	(10)	35	0
Pay	1-Year BRL-CDI	11.048	Maturity	01/04/2027		98,900	0	(15)	(15)	55	0
Pay	1-Year BRL-CDI	11.050	Maturity	01/04/2027		70,400	0	(9)	(9)	39	0
Pay	1-Year BRL-CDI	11.055	Maturity	01/04/2027		64,200	0	(7)	(7)	35	0
Pay	1-Year BRL-CDI	11.065	Maturity	01/04/2027		65,600	0	(3)	(3)	36	0
Pay	1-Year BRL-CDI	11.080	Maturity	01/04/2027		77,200	0	(14)	(14)	43	0

36	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	11.130%	Maturity	01/04/2027	BRL	31,900	$0	$4	$4	$18	$0
Pay	1-Year BRL-CDI	11.140	Maturity	01/04/2027		38,200	0	7	7	21	0
Pay	1-Year BRL-CDI	11.260	Maturity	01/04/2027		40,000	0	34	34	22	0
Receive	3-Month CNY-CNREPOFIX	2.787	Quarterly	03/17/2025	CNY	67,400	0	(133)	(133)	14	0
Pay	3-Month CNY-CNREPOFIX	1.955	Quarterly	09/16/2025		61,600	(152)	17	(135)	0	(12)
Pay	3-Month CNY-CNREPOFIX	2.620	Quarterly	12/16/2025		41,900	(17)	70	53	0	(8)
Receive	3-Month CNY-CNREPOFIX	2.735	Quarterly	12/16/2025		41,700	0	(79)	(79)	8	0
Pay	3-Month CNY-CNREPOFIX	2.500	Quarterly	03/16/2027		337,600	133	(4)	129	0	(77)
Receive	3-Month COP-IBR Compounded-OIS	7.490	Maturity	02/15/2023	COP	66,630,000	0	(50)	(50)	0	(102)
Pay	3-Month COP-IBR Compounded-OIS	2.510	Quarterly	07/28/2023		39,078,000	(319)	(456)	(775)	43	0
Receive	3-Month COP-IBR Compounded-OIS	7.560	Quarterly	02/14/2024		84,237,000	0	193	193	0	(116)
Receive	3-Month COP-IBR Compounded-OIS	6.885	Quarterly	01/31/2025		47,566,000	0	374	374	0	(74)
Receive	3-Month COP-IBR Compounded-OIS	7.500	Quarterly	02/15/2025		23,987,000	0	92	92	0	(39)
Receive	3-Month COP-IBR Compounded-OIS	7.855	Quarterly	02/22/2025		59,669,600	0	87	87	0	(100)
Receive	3-Month COP-IBR Compounded-OIS	4.360	Quarterly	03/30/2025		14,823,000	0	408	408	0	(24)
Pay	3-Month COP-IBR Compounded-OIS	3.240	Quarterly	10/15/2025		29,337,000	0	(1,195)	(1,195)	58	0
Receive	3-Month COP-IBR Compounded-OIS	4.040	Quarterly	11/26/2025		30,546,000	0	1,060	1,060	0	(62)
Receive	3-Month COP-IBR Compounded-OIS	4.075	Quarterly	11/26/2025		12,151,300	0	418	418	0	(25)
Receive	3-Month COP-IBR Compounded-OIS	4.090	Quarterly	11/26/2025		7,395,000	0	254	254	0	(15)
Pay	3-Month COP-IBR Compounded-OIS	4.651	Quarterly	11/26/2025		53,000,800	0	(1,558)	(1,558)	110	0
Receive	3-Month COP-IBR Compounded-OIS	4.690	Quarterly	11/26/2025		13,228,400	0	384	384	0	(27)
Pay	3-Month COP-IBR Compounded-OIS	5.670	Quarterly	11/26/2025		38,457,600	0	(788)	(788)	82	0
Receive	3-Month COP-IBR Compounded-OIS	3.125	Quarterly	01/15/2026		8,804,000	0	389	389	0	(18)
Receive	3-Month COP-IBR Compounded-OIS	3.060	Quarterly	02/05/2026		13,065,000	156	435	591	0	(27)
Receive	3-Month COP-IBR Compounded-OIS	7.660	Quarterly	08/26/2026		20,500,000	0	64	64	0	(52)
Receive	3-Month COP-IBR Compounded-OIS	7.860	Quarterly	08/26/2026		14,905,300	0	19	19	0	(35)
Pay	3-Month COP-IBR Compounded-OIS	5.780	Quarterly	10/04/2026		23,259,300	0	(508)	(508)	52	0
Pay	3-Month COP-IBR Compounded-OIS	5.880	Quarterly	10/13/2026		8,500,000	0	(179)	(179)	19	0
Receive	3-Month COP-IBR Compounded-OIS	6.640	Quarterly	01/11/2027		40,571,200	0	535	535	0	(96)
Receive	3-Month COP-IBR Compounded-OIS	6.705	Quarterly	01/11/2027		36,319,600	0	453	453	0	(86)
Receive	3-Month COP-IBR Compounded-OIS	7.040	Quarterly	01/25/2027		6,295,500	0	58	58	0	(15)
Receive	3-Month COP-IBR Compounded-OIS	7.130	Quarterly	01/31/2027		17,136,000	0	143	143	0	(42)
Receive	3-Month COP-IBR Compounded-OIS	7.140	Quarterly	02/01/2027		32,209,700	0	265	265	0	(78)
Receive	3-Month COP-IBR Compounded-OIS	7.080	Quarterly	02/02/2027		9,409,900	0	84	84	0	(23)
Pay	3-Month COP-IBR Compounded-OIS	7.585	Quarterly	02/14/2027		37,305,000	0	(134)	(134)	92	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	37

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month COP-IBR Compounded-OIS	8.200%	Quarterly	03/11/2027	COP	44,051,000	$0	$114	$114	$112	$0
Pay	3-Month COP-IBR Compounded-OIS	8.240	Quarterly	03/15/2027		17,281,500	0	50	50	44	0
Pay	3-Month COP-IBR Compounded-OIS	8.560	Quarterly	03/30/2027		4,965,500	0	30	30	13	0
Pay	3-Month COP-IBR Compounded-OIS	8.686	Quarterly	03/30/2027		29,556,300	0	220	220	76	0
Pay	3-Month COP-IBR Compounded-OIS	8.320	Quarterly	03/31/2027		11,455,000	0	38	38	29	0
Pay	3-Month COP-IBR Compounded-OIS	5.175	Quarterly	05/28/2027		7,181,000	0	(228)	(228)	17	0
Receive	3-Month COP-IBR Compounded-OIS	4.030	Quarterly	06/19/2027		12,067,300	0	548	548	0	(28)
Receive	3-Month COP-IBR Compounded-OIS	3.975	Quarterly	06/23/2027		11,131,100	0	513	513	0	(26)
Receive	3-Month COP-IBR Compounded-OIS	3.680	Quarterly	11/03/2027		10,150,000	0	527	527	0	(26)
Receive	3-Month COP-IBR Compounded-OIS	3.690	Quarterly	11/03/2027		10,389,200	0	538	538	0	(26)
Receive	3-Month COP-IBR Compounded-OIS	6.140	Quarterly	11/03/2027		52,156,800	0	1,098	1,098	0	(142)
Pay	3-Month COP-IBR Compounded-OIS	6.214	Quarterly	11/03/2027		10,551,700	0	(212)	(212)	29	0
Receive	3-Month COP-IBR Compounded-OIS	6.260	Quarterly	11/03/2027		20,690,000	0	404	404	0	(57)
Receive	3-Month COP-IBR Compounded-OIS	6.290	Quarterly	11/03/2027		20,690,000	0	397	397	0	(57)
Receive	3-Month COP-IBR Compounded-OIS	6.380	Quarterly	11/03/2027		5,550,600	0	100	100	0	(15)
Receive	3-Month COP-IBR Compounded-OIS	6.650	Quarterly	11/03/2027		36,209,000	0	531	531	0	(100)
Receive	3-Month COP-IBR Compounded-OIS	6.355	Quarterly	11/18/2027		5,576,100	0	104	104	0	(15)
Receive	3-Month COP-IBR Compounded-OIS	7.090	Quarterly	04/28/2028		16,249,500	0	152	152	0	(53)
Receive	3-Month COP-IBR Compounded-OIS	7.130	Quarterly	04/28/2028		5,743,300	0	51	51	0	(19)
Receive	3-Month COP-IBR Compounded-OIS	7.140	Quarterly	04/28/2028		17,230,000	0	150	150	0	(56)
Pay	3-Month COP-IBR Compounded-OIS	5.260	Quarterly	05/05/2028		18,900,000	0	(640)	(640)	58	0
Receive	3-Month COP-IBR Compounded-OIS	7.380	Quarterly	01/21/2029		9,663,000	0	49	49	0	(39)
Pay	3-Month COP-IBR Compounded-OIS	4.340	Quarterly	07/29/2030		30,381,200	0	(1,723)	(1,723)	127	0
Receive	3-Month COP-IBR Compounded-OIS	4.155	Quarterly	01/15/2031		34,133,000	1,070	1,043	2,113	0	(141)
Receive	3-Month COP-IBR Compounded-OIS	4.115	Quarterly	02/01/2031		13,423,000	0	845	845	0	(55)
Receive	3-Month COP-IBR Compounded-OIS	5.950	Quarterly	03/26/2031		25,411,800	0	807	807	0	(111)
Pay	3-Month COP-IBR Compounded-OIS	6.560	Quarterly	03/26/2031		1,950,000	0	(41)	(41)	9	0
Receive	3-Month COP-IBR Compounded-OIS	5.805	Quarterly	08/02/2031		7,024,000	0	241	241	0	(30)
Pay	3-Month COP-IBR Compounded-OIS	6.630	Quarterly	10/07/2031		3,234,000	0	(60)	(60)	14	0
Pay	3-Month COP-IBR Compounded-OIS	6.660	Quarterly	10/07/2031		1,600,000	0	(29)	(29)	7	0
Pay	3-Month COP-IBR Compounded-OIS	6.690	Quarterly	10/07/2031		1,600,000	0	(28)	(28)	7	0
Pay	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2026	KRW	106,166,400	(11)	(3,826)	(3,837)	0	(89)
Receive	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2031		53,171,800	249	3,313	3,562	175	0

38	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month ZAR-JIBAR	7.020%	Quarterly	07/26/2023	ZAR	16,200	$0	$26	$26	$1	$0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023		229,900	(254)	602	348	23	0
Receive	3-Month ZAR-JIBAR	5.750	Quarterly	03/02/2024		1,058,200	7	201	208	0	(181)
Receive	3-Month ZAR-JIBAR	6.124	Quarterly	03/08/2024		702,300	0	(182)	(182)	0	(122)
Pay	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024		31,400	8	85	93	6	0
Receive	3-Month ZAR-JIBAR	7.600	Quarterly	06/19/2024		230,100	(197)	(306)	(503)	0	(51)
Pay	3-Month ZAR-JIBAR	5.255	Quarterly	07/09/2025		162,400	9	(376)	(367)	49	0
Receive	3-Month ZAR-JIBAR	4.970	Quarterly	07/21/2025		117,400	0	345	345	0	(35)
Receive	3-Month ZAR-JIBAR	4.980	Quarterly	07/21/2025		124,100	0	362	362	0	(37)
Pay	3-Month ZAR-JIBAR	5.105	Quarterly	12/02/2025		76,900	2	(254)	(252)	25	0
Receive	3-Month ZAR-JIBAR	6.200	Quarterly	03/08/2026		358,300	(73)	440	367	0	(125)
Pay	3-Month ZAR-JIBAR	5.757	Quarterly	04/14/2026		260,000	0	(524)	(524)	91	0
Pay	3-Month ZAR-JIBAR	5.700	Quarterly	04/21/2026		70,100	0	(154)	(154)	24	0
Pay	3-Month ZAR-JIBAR	5.680	Quarterly	06/08/2026		162,400	28	(448)	(420)	58	0
Pay	3-Month ZAR-JIBAR	5.601	Quarterly	06/09/2026		55,200	0	(154)	(154)	20	0
Pay	3-Month ZAR-JIBAR	7.470	Quarterly	07/26/2026		58,070	0	129	129	22	0
Pay	3-Month ZAR-JIBAR	5.739	Quarterly	07/28/2026		95,700	(18)	(220)	(238)	34	0
Pay	3-Month ZAR-JIBAR	5.375	Quarterly	10/20/2026		63,200	(205)	(32)	(237)	23	0
Pay	3-Month ZAR-JIBAR	6.690	Quarterly	11/04/2026		257,500	179	(226)	(47)	96	0
Pay	3-Month ZAR-JIBAR	6.540	Quarterly	01/04/2027		254,700	(114)	(36)	(150)	94	0
Pay	3-Month ZAR-JIBAR	6.555	Quarterly	02/16/2027		397,500	0	(351)	(351)	148	0
Pay	3-Month ZAR-JIBAR	6.956	Quarterly	03/11/2027		180,200	0	21	21	68	0
Receive	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		14,200	3	(25)	(22)	0	(5)
Receive	3-Month ZAR-JIBAR	7.460	Quarterly	03/06/2030		70,800	0	41	41	0	(24)
Receive	3-Month ZAR-JIBAR	7.490	Quarterly	03/06/2030		70,700	0	32	32	0	(24)
Pay	6-Month CLP-CHILIBOR	6.500	Maturity	01/27/2023	CLP	56,211,000	0	(574)	(574)	13	0
Pay	6-Month CLP-CHILIBOR	6.510	Maturity	01/27/2023		57,455,000	0	(579)	(579)	13	0
Pay	6-Month CLP-CHILIBOR	6.530	Maturity	01/28/2023		23,890,000	0	(245)	(245)	6	0
Pay	6-Month CLP-CHILIBOR	6.540	Maturity	01/28/2023		22,830,000	0	(231)	(231)	5	0
Pay	6-Month CLP-CHILIBOR	6.560	Maturity	01/28/2023		42,693,000	0	(407)	(407)	10	0
Pay	6-Month CLP-CHILIBOR	6.870	Maturity	02/07/2023		25,132,000	0	(162)	(162)	6	0
Pay	6-Month CLP-CHILIBOR	6.900	Maturity	02/07/2023		23,561,000	0	(142)	(142)	5	0
Pay	6-Month CLP-CHILIBOR	6.905	Maturity	02/07/2023		7,854,000	0	(47)	(47)	2	0
Pay	6-Month CLP-CHILIBOR	6.920	Maturity	02/07/2023		25,131,000	0	(144)	(144)	6	0
Pay	6-Month CLP-CHILIBOR	6.920	Maturity	02/08/2023		43,908,000	0	(258)	(258)	10	0
Receive	6-Month CLP-CHILIBOR	8.540	Maturity	03/21/2023		17,218,500	0	(160)	(160)	0	(3)
Receive	6-Month CLP-CHILIBOR	8.560	Maturity	03/21/2023		17,218,500	0	(164)	(164)	0	(3)
Receive	6-Month CLP-CHILIBOR	8.695	Maturity	03/23/2023		19,372,000	0	(210)	(210)	0	(3)
Receive	6-Month CLP-CHILIBOR	8.900	Maturity	03/24/2023		17,799,000	0	(234)	(234)	0	(2)
Pay(5)	6-Month CLP-CHILIBOR	7.900	Maturity	04/04/2023		17,496,000	0	(51)	(51)	0	(51)
Pay(5)	6-Month CLP-CHILIBOR	7.908	Maturity	04/04/2023		26,099,000	0	(74)	(74)	0	(74)
Receive	6-Month CLP-CHILIBOR	5.110	Semi-Annual	12/14/2023		11,759,600	0	457	457	0	(97)
Receive	6-Month CLP-CHILIBOR	5.170	Semi-Annual	12/14/2023		4,899,800	0	183	183	0	(40)
Pay	6-Month CLP-CHILIBOR	1.040	Semi-Annual	12/17/2023		862,000	0	(118)	(118)	7	0
Pay	6-Month CLP-CHILIBOR	5.785	Semi-Annual	01/06/2024		15,769,400	0	(381)	(381)	135	0
Receive	6-Month CLP-CHILIBOR	2.585	Semi-Annual	12/04/2024		6,691,000	0	895	895	0	(62)
Receive	6-Month CLP-CHILIBOR	2.590	Semi-Annual	12/04/2024		6,788,000	0	906	906	0	(63)
Receive	6-Month CLP-CHILIBOR	2.635	Semi-Annual	12/04/2024		5,363,000	0	708	708	0	(50)
Receive	6-Month CLP-CHILIBOR	2.650	Semi-Annual	12/04/2024		5,495,000	0	722	722	0	(51)
Pay	6-Month CLP-CHILIBOR	2.780	Semi-Annual	12/09/2024		5,551,000	0	(706)	(706)	51	0
Pay	6-Month CLP-CHILIBOR	2.510	Semi-Annual	01/14/2025		18,107,800	0	(2,512)	(2,512)	157	0
Pay	6-Month CLP-CHILIBOR	5.880	Semi-Annual	01/14/2025		4,187,400	0	(86)	(86)	37	0
Receive	6-Month CLP-CHILIBOR	5.590	Semi-Annual	01/27/2025		6,129,000	0	197	197	0	(50)
Receive	6-Month CLP-CHILIBOR	5.600	Semi-Annual	01/27/2025		13,885,000	0	442	442	0	(113)
Receive	6-Month CLP-CHILIBOR	5.610	Semi-Annual	01/27/2025		13,981,000	0	437	437	0	(113)
Receive	6-Month CLP-CHILIBOR	5.620	Semi-Annual	01/27/2025		8,330,000	0	259	259	0	(68)
Receive	6-Month CLP-CHILIBOR	5.754	Semi-Annual	01/28/2025		13,150,000	0	347	347	0	(107)
Receive	6-Month CLP-CHILIBOR	5.760	Semi-Annual	01/28/2025		5,317,300	0	139	139	0	(43)
Receive	6-Month CLP-CHILIBOR	5.915	Semi-Annual	02/01/2025		14,295,600	0	299	299	0	(114)
Pay	6-Month CLP-CHILIBOR	2.393	Semi-Annual	02/05/2025		10,950,000	0	(1,578)	(1,578)	82	0
Receive	6-Month CLP-CHILIBOR	5.725	Semi-Annual	02/07/2025		17,474,000	0	485	485	0	(136)
Receive	6-Month CLP-CHILIBOR	5.750	Semi-Annual	02/07/2025		5,596,000	0	150	150	0	(44)
Receive	6-Month CLP-CHILIBOR	5.760	Semi-Annual	02/07/2025		17,671,000	0	469	469	0	(138)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	39

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month CLP-CHILIBOR	5.795%	Semi-Annual	02/07/2025	CLP	17,376,000	$0	$440	$440	$0	$(136)
Receive	6-Month CLP-CHILIBOR	5.770	Semi-Annual	02/08/2025		30,109,000	0	790	790	0	(233)
Receive	6-Month CLP-CHILIBOR	6.335	Semi-Annual	02/10/2025		7,500,000	0	49	49	0	(58)
Receive	6-Month CLP-CHILIBOR	6.350	Semi-Annual	02/10/2025		11,308,000	0	68	68	0	(87)
Receive	6-Month CLP-CHILIBOR	6.315	Semi-Annual	02/11/2025		14,226,000	0	103	103	0	(110)
Receive	6-Month CLP-CHILIBOR	6.350	Semi-Annual	02/11/2025		27,605,200	0	167	167	0	(213)
Pay	6-Month CLP-CHILIBOR	2.420	Semi-Annual	02/24/2025		424,000	0	(61)	(61)	3	0
Receive	6-Month CLP-CHILIBOR	1.020	Semi-Annual	03/01/2025		2,779,000	0	536	536	0	(18)
Receive	6-Month CLP-CHILIBOR	1.025	Semi-Annual	03/01/2025		2,895,000	0	558	558	0	(19)
Receive	6-Month CLP-CHILIBOR	1.030	Semi-Annual	03/01/2025		3,709,000	0	714	714	0	(24)
Pay	6-Month CLP-CHILIBOR	1.470	Semi-Annual	03/01/2025		5,410,000	0	(958)	(958)	35	0
Receive	6-Month CLP-CHILIBOR	4.695	Semi-Annual	03/01/2025		120,000	0	8	8	0	(1)
Receive	6-Month CLP-CHILIBOR	5.130	Semi-Annual	03/01/2025		2,805,000	0	139	139	0	(19)
Pay	6-Month CLP-CHILIBOR	5.940	Semi-Annual	03/01/2025		2,280,000	0	(49)	(49)	15	0
Receive	6-Month CLP-CHILIBOR	1.935	Semi-Annual	03/10/2025		5,462,900	0	880	880	0	(33)
Receive	6-Month CLP-CHILIBOR	1.940	Semi-Annual	03/10/2025		2,731,300	0	440	440	0	(16)
Receive	6-Month CLP-CHILIBOR	1.840	Semi-Annual	03/13/2025		3,911,000	0	643	643	0	(22)
Pay	6-Month CLP-CHILIBOR	7.280	Semi-Annual	03/21/2025		19,906,000	0	474	474	109	0
Pay	6-Month CLP-CHILIBOR	7.325	Semi-Annual	03/23/2025		13,429,000	0	339	339	71	0
Pay	6-Month CLP-CHILIBOR	7.495	Semi-Annual	03/24/2025		12,797,000	0	397	397	67	0
Receive(5)	6-Month CLP-CHILIBOR	6.625	Semi-Annual	04/04/2025		12,527,000	0	5	5	5	0
Receive(5)	6-Month CLP-CHILIBOR	6.628	Semi-Annual	04/04/2025		18,374,000	0	5	5	5	0
Pay	6-Month CLP-CHILIBOR	3.030	Semi-Annual	07/19/2025		9,027,900	0	(1,218)	(1,218)	74	0
Pay	6-Month CLP-CHILIBOR	1.150	Semi-Annual	07/24/2025		8,009,500	0	(1,689)	(1,689)	63	0
Pay	6-Month CLP-CHILIBOR	1.740	Semi-Annual	12/09/2025		3,515,000	0	(721)	(721)	32	0
Pay	6-Month CLP-CHILIBOR	2.580	Semi-Annual	02/05/2026		4,380,000	0	(743)	(743)	35	0
Receive	6-Month CLP-CHILIBOR	1.780	Semi-Annual	02/17/2026		4,295,000	0	885	885	0	(33)
Receive	6-Month CLP-CHILIBOR	1.785	Semi-Annual	02/17/2026		1,952,000	0	402	402	0	(15)
Receive	6-Month CLP-CHILIBOR	1.790	Semi-Annual	02/17/2026		7,481,000	0	1,539	1,539	0	(58)
Receive	6-Month CLP-CHILIBOR	2.640	Semi-Annual	03/01/2026		521,000	0	87	87	0	(4)
Receive	6-Month CLP-CHILIBOR	5.260	Semi-Annual	03/01/2026		4,300,000	0	211	211	0	(32)
Pay	6-Month CLP-CHILIBOR	6.850	Semi-Annual	03/01/2026		7,305,000	0	155	155	49	0
Receive	6-Month CLP-CHILIBOR	2.305	Semi-Annual	03/10/2026		3,676,500	0	673	673	0	(25)
Receive	6-Month CLP-CHILIBOR	2.325	Semi-Annual	03/10/2026		2,451,100	0	446	446	0	(17)
Receive	6-Month CLP-CHILIBOR	6.860	Semi-Annual	03/18/2026		6,947,600	0	(152)	(152)	0	(46)
Pay	6-Month CLP-CHILIBOR	1.950	Semi-Annual	05/05/2026		617,300	0	(132)	(132)	5	0
Receive	6-Month CLP-CHILIBOR	3.530	Semi-Annual	07/06/2026		2,555,000	0	347	347	0	(24)
Receive	6-Month CLP-CHILIBOR	3.530	Semi-Annual	08/06/2026		3,039,900	0	418	418	0	(25)
Receive	6-Month CLP-CHILIBOR	2.320	Semi-Annual	08/30/2026		1,629,900	0	325	325	0	(12)
Pay	6-Month CLP-CHILIBOR	4.660	Semi-Annual	09/14/2026		4,018,300	0	(332)	(332)	26	0
Pay	6-Month CLP-CHILIBOR	5.530	Semi-Annual	10/13/2026		2,000,000	0	(62)	(62)	13	0
Pay	6-Month CLP-CHILIBOR	4.870	Semi-Annual	11/15/2026		3,446,000	0	(238)	(238)	29	0
Receive	6-Month CLP-CHILIBOR	5.045	Semi-Annual	12/14/2026		1,657,400	0	102	102	0	(15)
Pay	6-Month CLP-CHILIBOR	2.665	Semi-Annual	01/07/2027		5,000,000	0	(976)	(976)	41	0
Pay	6-Month CLP-CHILIBOR	5.622	Semi-Annual	01/10/2027		15,499,100	0	(488)	(488)	131	0
	6-Month CLP-CHILIBOR	5.865	Semi-Annual	01/14/2027		3,149,200	0	(58)	(58)	26	0
Pay	6-Month CLP-CHILIBOR	5.890	Semi-Annual	01/14/2027		1,692,400	0	(29)	(29)	14	0
Pay	6-Month CLP-CHILIBOR	2.680	Semi-Annual	01/22/2027		6,630,000	0	(1,296)	(1,296)	49	0
Pay	6-Month CLP-CHILIBOR	5.550	Semi-Annual	01/25/2027		10,577,400	0	(391)	(391)	82	0
Pay	6-Month CLP-CHILIBOR	5.613	Semi-Annual	02/07/2027		5,497,000	0	(187)	(187)	40	0
Pay	6-Month CLP-CHILIBOR	5.630	Semi-Annual	02/07/2027		5,301,000	0	(175)	(175)	39	0
Pay	6-Month CLP-CHILIBOR	5.640	Semi-Annual	02/07/2027		1,767,000	0	(57)	(57)	13	0
Pay	6-Month CLP-CHILIBOR	5.687	Semi-Annual	02/07/2027		5,498,000	0	(165)	(165)	40	0
Pay	6-Month CLP-CHILIBOR	5.610	Semi-Annual	02/08/2027		9,534,000	0	(326)	(326)	69	0
Pay	6-Month CLP-CHILIBOR	6.030	Semi-Annual	02/10/2027		7,150,000	0	(79)	(79)	52	0
Pay	6-Month CLP-CHILIBOR	6.055	Semi-Annual	02/10/2027		4,880,000	0	(47)	(47)	35	0
Pay	6-Month CLP-CHILIBOR	5.975	Semi-Annual	02/11/2027		8,991,000	0	(127)	(127)	65	0
Pay	6-Month CLP-CHILIBOR	6.000	Semi-Annual	02/11/2027		17,541,900	0	(224)	(224)	128	0
Pay	6-Month CLP-CHILIBOR	6.130	Semi-Annual	02/16/2027		4,147,000	0	(24)	(24)	29	0
Pay	6-Month CLP-CHILIBOR	6.270	Semi-Annual	03/02/2027		2,047,400	0	2	2	13	0
Pay	6-Month CLP-CHILIBOR	6.195	Semi-Annual	03/04/2027		5,611,300	0	(18)	(18)	35	0
Receive	6-Month CLP-CHILIBOR	6.120	Semi-Annual	03/08/2027		2,926,700	0	22	22	0	(17)
Receive	6-Month CLP-CHILIBOR	6.300	Semi-Annual	03/11/2027		10,308,200	0	(22)	(22)	0	(60)

40	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month CLP-CHILIBOR	6.350%	Semi-Annual	03/15/2027	CLP	3,790,000	$0	$(17)	$(17)	$0	$(21)
Receive	6-Month CLP-CHILIBOR	6.585	Semi-Annual	03/21/2027		3,251,500	0	(55)	(55)	0	(16)
Receive	6-Month CLP-CHILIBOR	6.590	Semi-Annual	03/21/2027		4,818,000	0	(83)	(83)	0	(24)
Receive	6-Month CLP-CHILIBOR	6.610	Semi-Annual	03/21/2027		3,251,500	0	(60)	(60)	0	(16)
Receive	6-Month CLP-CHILIBOR	6.635	Semi-Annual	03/23/2027		4,265,000	0	(83)	(83)	0	(21)
Receive	6-Month CLP-CHILIBOR	6.800	Semi-Annual	03/24/2027		4,043,300	0	(115)	(115)	0	(20)
Pay(5)	6-Month CLP-CHILIBOR	6.480	Semi-Annual	04/01/2027		2,780,000	0	29	29	11	0
Pay(5)	6-Month CLP-CHILIBOR	6.495	Semi-Annual	04/01/2027		2,529,000	0	28	28	10	0
Pay(5)	6-Month CLP-CHILIBOR	6.350	Semi-Annual	04/04/2027		3,967,000	0	10	10	10	0
Pay	6-Month CLP-CHILIBOR	1.684	Semi-Annual	06/04/2027		11,074,300	0	(2,957)	(2,957)	85	0
Pay	6-Month CLP-CHILIBOR	1.715	Semi-Annual	06/04/2027		2,208,900	0	(586)	(586)	17	0
Receive	6-Month CLP-CHILIBOR	3.475	Semi-Annual	07/19/2027		6,223,300	0	1,004	1,004	0	(44)
Receive	6-Month CLP-CHILIBOR	2.260	Semi-Annual	09/10/2027		9,763,700	0	2,298	2,298	0	(46)
Receive	6-Month CLP-CHILIBOR	1.947	Semi-Annual	11/23/2027		4,288,000	0	1,147	1,147	0	(29)
Receive	6-Month CLP-CHILIBOR	1.965	Semi-Annual	11/24/2027		4,159,900	0	1,108	1,108	0	(29)
Receive	6-Month CLP-CHILIBOR	2.000	Semi-Annual	11/25/2027		2,200,000	0	581	581	0	(15)
Receive	6-Month CLP-CHILIBOR	2.020	Semi-Annual	11/25/2027		2,827,000	0	743	743	0	(19)
Pay	6-Month CLP-CHILIBOR	2.245	Semi-Annual	12/10/2027		775,000	0	(193)	(193)	6	0
Pay	6-Month CLP-CHILIBOR	2.255	Semi-Annual	12/10/2027		4,170,000	0	(1,035)	(1,035)	30	0
Pay(5)	6-Month CLP-CHILIBOR	6.195	Semi-Annual	04/04/2028		4,802,000	0	(4)	(4)	0	(4)
Receive	6-Month CLP-CHILIBOR	3.520	Semi-Annual	06/14/2028		483,900	0	85	85	0	(4)
Receive	6-Month CLP-CHILIBOR	3.470	Semi-Annual	06/15/2028		10,350,000	0	1,851	1,851	0	(76)
Receive	6-Month CLP-CHILIBOR	3.990	Semi-Annual	07/06/2028		2,465,000	0	354	354	0	(18)
Receive	6-Month CLP-CHILIBOR	4.000	Semi-Annual	07/06/2028		1,304,000	0	186	186	0	(9)
Receive	6-Month CLP-CHILIBOR	3.725	Semi-Annual	07/19/2028		1,002,700	(3)	166	163	0	(7)
Receive	6-Month CLP-CHILIBOR	3.731	Semi-Annual	07/20/2028		7,185,000	0	1,168	1,168	0	(49)
Receive	6-Month CLP-CHILIBOR	3.920	Semi-Annual	08/06/2028		3,077,800	0	462	462	0	(19)
Pay	6-Month CLP-CHILIBOR	5.015	Semi-Annual	09/13/2028		445,700	0	(34)	(34)	2	0
Receive	6-Month CLP-CHILIBOR	4.170	Semi-Annual	10/01/2028		2,116,730	0	283	283	0	(11)
Receive	6-Month CLP-CHILIBOR	5.180	Semi-Annual	10/01/2028		1,210,000	0	77	77	0	(8)
Receive	6-Month CLP-CHILIBOR	5.370	Semi-Annual	10/01/2028		1,458,500	0	72	72	0	(12)
Receive	6-Month CLP-CHILIBOR	5.400	Semi-Annual	10/01/2028		2,538,000	0	119	119	0	(21)
Receive	6-Month CLP-CHILIBOR	5.420	Semi-Annual	10/01/2028		5,600,000	0	254	254	0	(46)
Receive	6-Month CLP-CHILIBOR	5.570	Semi-Annual	10/01/2028		760,000	0	26	26	0	(6)
Pay	6-Month CLP-CHILIBOR	6.010	Semi-Annual	02/16/2029		3,133,000	0	(16)	(16)	19	0
Pay	6-Month CLP-CHILIBOR	5.990	Semi-Annual	03/02/2029		1,621,000	0	(12)	(12)	9	0
Pay	6-Month CLP-CHILIBOR	6.020	Semi-Annual	03/02/2029		935,600	0	(5)	(5)	5	0
Pay	6-Month CLP-CHILIBOR	6.420	Semi-Annual	03/24/2029		700,000	0	16	16	3	0
Receive	6-Month CLP-CHILIBOR	3.215	Semi-Annual	01/14/2030		9,917,400	0	2,256	2,256	0	(71)
Pay	6-Month CLP-CHILIBOR	3.120	Semi-Annual	02/05/2030		1,423,000	0	(336)	(336)	9	0
Pay	6-Month CLP-CHILIBOR	2.080	Semi-Annual	06/01/2030		2,187,000	0	(728)	(728)	17	0
Pay	6-Month CLP-CHILIBOR	2.110	Semi-Annual	06/01/2030		825,000	0	(272)	(272)	6	0
Pay	6-Month CLP-CHILIBOR	2.105	Semi-Annual	07/13/2030		4,000,000	0	(1,327)	(1,327)	30	0
Receive	6-Month CLP-CHILIBOR	4.410	Semi-Annual	09/01/2030		1,386,850	0	187	187	0	(9)
Receive	6-Month CLP-CHILIBOR	5.240	Semi-Annual	09/01/2030		1,976,000	0	126	126	0	(13)
Receive	6-Month CLP-CHILIBOR	5.470	Semi-Annual	09/01/2030		3,230,000	0	143	143	0	(22)
Pay	6-Month CLP-CHILIBOR	2.740	Semi-Annual	12/10/2030		2,415,000	0	(693)	(693)	21	0
Receive	6-Month CLP-CHILIBOR	2.548	Semi-Annual	01/07/2031		3,517,700	0	1,073	1,073	0	(30)
Pay	6-Month CLP-CHILIBOR	2.770	Semi-Annual	02/12/2031		1,550,000	0	(444)	(444)	11	0
Pay	6-Month CLP-CHILIBOR	5.920	Semi-Annual	10/08/2031		1,279,000	0	5	5	7	0
Pay	6-Month CLP-CHILIBOR	5.835	Semi-Annual	10/12/2031		1,970,300	0	(10)	(10)	11	0
Pay	6-Month CLP-CHILIBOR	5.100	Semi-Annual	11/15/2031		662,000	0	(52)	(52)	5	0
Pay	6-Month CLP-CHILIBOR	5.120	Semi-Annual	11/15/2031		662,000	0	(51)	(51)	5	0
Receive	6-Month CLP-CHILIBOR	5.965	Semi-Annual	02/25/2032		5,150,000	0	14	14	0	(31)
Receive	6-Month CLP-CHILIBOR	5.890	Semi-Annual	03/17/2032		2,167,200	0	25	25	0	(10)
Receive	6-Month CLP-CHILIBOR	5.930	Semi-Annual	03/17/2032		2,167,300	0	17	17	0	(10)
Receive(5)	6-Month CLP-CHILIBOR	6.100	Semi-Annual	04/01/2032		1,390,000	0	(10)	(10)	0	(5)
Receive(5)	6-Month CLP-CHILIBOR	6.115	Semi-Annual	04/01/2032		1,445,000	0	(12)	(12)	0	(5)
Receive	6-Month CZK-PRIBOR	2.255	Annual	01/15/2023	CZK	692,200	0	914	914	42	0
Pay	6-Month CZK-PRIBOR	2.250	Annual	12/19/2023		1,055,200	(403)	(2,226)	(2,629)	0	(75)
Receive	6-Month CZK-PRIBOR	2.465	Annual	12/19/2023		1,012,700	0	2,336	2,336	72	0
Pay	6-Month CZK-PRIBOR	1.781	Annual	02/04/2024		638,200	0	(1,943)	(1,943)	0	(29)
Pay	6-Month CZK-PRIBOR	1.941	Annual	02/21/2025		340,000	12	(1,287)	(1,275)	0	(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	41

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month CZK-PRIBOR	0.690%	Annual	03/31/2025	CZK	5,800	$0	$31	$31	$0	$0
Pay	6-Month CZK-PRIBOR	0.915	Annual	09/01/2025		47,200	0	(252)	(252)	1	0
Pay	6-Month CZK-PRIBOR	1.575	Annual	03/26/2026		46,200	(21)	(208)	(229)	2	0
Receive	6-Month CZK-PRIBOR	0.765	Annual	04/07/2026		50,700	0	324	324	0	(2)
Pay	6-Month CZK-PRIBOR	1.903	Annual	08/04/2026		81,500	0	(356)	(356)	0	0
Pay	6-Month CZK-PRIBOR	1.872	Annual	08/05/2026		206,100	(269)	(644)	(913)	0	(1)
Pay	6-Month CZK-PRIBOR	2.015	Annual	08/10/2026		343,700	(518)	(913)	(1,431)	0	(1)
Pay	6-Month CZK-PRIBOR	3.530	Annual	12/27/2026		150,800	(102)	(164)	(266)	0	(7)
Pay	6-Month CZK-PRIBOR	3.930	Annual	01/18/2027		101,800	0	(108)	(108)	0	(4)
Pay	6-Month CZK-PRIBOR	3.770	Annual	02/11/2027		438,600	(106)	(505)	(611)	0	(7)
Receive	6-Month CZK-PRIBOR	4.164	Annual	03/14/2027		698,100	0	379	379	0	(9)
Receive	6-Month CZK-PRIBOR	4.220	Annual	03/14/2027		698,500	0	301	301	0	(9)
Receive	6-Month CZK-PRIBOR	4.310	Annual	03/15/2027		101,500	0	25	25	0	(1)
Receive	6-Month CZK-PRIBOR	4.320	Annual	03/15/2027		38,300	0	9	9	0	(1)
Receive	6-Month CZK-PRIBOR	4.490	Annual	03/25/2027		231,600	0	(28)	(28)	0	(5)
Receive	6-Month CZK-PRIBOR	4.560	Annual	03/25/2027		231,600	0	(61)	(61)	0	(5)
Receive	6-Month CZK-PRIBOR	4.700	Annual	03/29/2027		217,900	0	(116)	(116)	0	(5)
Pay	6-Month CZK-PRIBOR	2.000	Annual	06/20/2028		51,100	(14)	(250)	(264)	0	(1)
Pay	6-Month CZK-PRIBOR	1.890	Annual	01/15/2030		49,600	0	(332)	(332)	0	0
Pay	6-Month CZK-PRIBOR	1.477	Annual	02/04/2030		233,600	0	(1,851)	(1,851)	2	0
Receive	6-Month CZK-PRIBOR	0.929	Annual	03/13/2030		85,500	0	814	814	0	(3)
Receive	6-Month CZK-PRIBOR	0.650	Annual	03/31/2030		13,800	12	131	143	0	(1)
Receive	6-Month CZK-PRIBOR	0.800	Annual	05/11/2030		181,100	0	1,846	1,846	0	0
Pay	6-Month CZK-PRIBOR	2.715	Annual	10/20/2031		83,700	1	(355)	(354)	0	(6)
Receive	6-Month CZK-PRIBOR	3.490	Annual	01/18/2032		54,300	1	88	89	6	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2027	EUR	133,600	7,119	2,954	10,073	0	(494)
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		25,200	2,369	385	2,754	0	(176)
Pay	6-Month HUF-BBR	0.840	Annual	08/18/2022	HUF	8,293,800	(1)	(383)	(384)	0	(3)
Pay	6-Month HUF-BBR	0.960	Annual	03/05/2023		2,993,000	0	(503)	(503)	0	(4)
Pay	6-Month HUF-BBR	1.500	Annual	06/19/2024		5,305,100	(165)	(1,658)	(1,823)	13	0
Pay	6-Month HUF-BBR	2.325	Annual	07/20/2024		6,436,400	(2)	(1,777)	(1,779)	22	0
Receive	6-Month HUF-BBR	0.980	Annual	07/23/2024		4,770,600	0	1,839	1,839	0	(17)
Receive	6-Month HUF-BBR	0.710	Annual	03/31/2025		2,281,500	0	1,154	1,154	0	(22)
Receive	6-Month HUF-BBR	1.100	Annual	04/03/2025		1,176,900	0	552	552	0	(12)
Receive	6-Month HUF-BBR	1.155	Annual	04/03/2025		1,682,600	0	779	779	0	(17)
Receive	6-Month HUF-BBR	0.825	Annual	08/06/2025		3,700,000	0	1,942	1,942	0	(27)
Pay	6-Month HUF-BBR	1.243	Annual	09/08/2025		4,421,600	(10)	(2,158)	(2,168)	42	0
Pay	6-Month HUF-BBR	1.770	Annual	02/24/2026		3,434,000	0	(1,701)	(1,701)	36	0
Pay	6-Month HUF-BBR	2.420	Annual	08/02/2026		5,709,600	(217)	(2,230)	(2,447)	67	0
Pay	6-Month HUF-BBR	2.720	Annual	09/13/2026		1,043,200	(102)	(320)	(422)	16	0
Pay	6-Month HUF-BBR	4.790	Annual	01/17/2027		11,533,000	(417)	(1,903)	(2,320)	172	0
Pay	6-Month HUF-BBR	2.680	Annual	06/29/2031		1,905,500	(542)	(685)	(1,227)	48	0
Receive	6-Month PLN-WIBOR	1.942	Annual	03/20/2024	PLN	6,600	(8)	117	109	0	(1)
Receive	6-Month PLN-WIBOR	2.250	Annual	03/20/2024		2,700	(13)	54	41	0	0
Receive	6-Month PLN-WIBOR	1.834	Annual	07/03/2024		50,900	0	849	849	15	0
Pay	6-Month PLN-WIBOR	1.860	Annual	11/12/2024		8,600	7	(185)	(178)	0	(1)
Pay	6-Month PLN-WIBOR	1.540	Annual	03/02/2025		145,600	251	(3,860)	(3,609)	2	0
Receive	6-Month PLN-WIBOR	0.655	Annual	05/21/2025		62,000	0	1,987	1,987	7	0
Receive	6-Month PLN-WIBOR	0.481	Annual	08/06/2025		47,600	0	1,661	1,661	5	0
Pay	6-Month PLN-WIBOR	0.565	Annual	08/14/2025		56,500	0	(1,938)	(1,938)	0	(3)
Pay	6-Month PLN-WIBOR	1.460	Annual	05/28/2026		18,900	0	(589)	(589)	0	(2)
Pay	6-Month PLN-WIBOR	1.465	Annual	06/07/2026		7,700	22	(265)	(243)	0	(1)
Pay	6-Month PLN-WIBOR	1.405	Annual	08/10/2026		21,700	6	(721)	(715)	0	(1)
Pay	6-Month PLN-WIBOR	1.330	Annual	08/23/2026		28,500	0	(965)	(965)	0	0
Pay	6-Month PLN-WIBOR	1.930	Annual	10/05/2026		39,000	(16)	(1,106)	(1,122)	5	0
Pay	6-Month PLN-WIBOR	2.375	Annual	10/12/2026		64,100	(6)	(1,572)	(1,578)	7	0
Receive	6-Month PLN-WIBOR	3.004	Annual	12/09/2026		33,600	0	678	678	4	0
Receive	6-Month PLN-WIBOR	2.950	Annual	12/13/2026		35,800	0	744	744	5	0
Pay	6-Month PLN-WIBOR	4.135	Annual	02/08/2027		60,300	(1)	(563)	(564)	1	0
Receive	6-Month PLN-WIBOR	4.075	Annual	03/07/2027		143,000	0	1,464	1,464	0	(20)
Receive	6-Month PLN-WIBOR	4.320	Annual	03/09/2027		22,300	0	175	175	0	(4)
Receive	6-Month PLN-WIBOR	4.350	Annual	03/09/2027		22,300	0	168	168	0	(4)
Receive	6-Month PLN-WIBOR	4.885	Annual	03/22/2027		63,000	0	162	162	0	(14)

42	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month PLN-WIBOR	5.175%	Annual	03/24/2027	PLN	48,900	$0	$(19)	$(19)	$0	$(12)
Receive	6-Month PLN-WIBOR	5.285	Annual	03/25/2027		48,800	0	(72)	(72)	0	(12)
Receive	6-Month PLN-WIBOR	5.290	Annual	03/25/2027		48,800	0	(75)	(75)	0	(12)
Receive	6-Month PLN-WIBOR	5.340	Annual	03/28/2027		24,000	0	(49)	(49)	0	(6)
Receive	6-Month PLN-WIBOR	0.663	Annual	06/25/2027		17,700	521	315	836	6	0
Receive	6-Month PLN-WIBOR	1.490	Annual	08/29/2029		52,000	9	2,435	2,444	0	(3)
Receive	6-Month PLN-WIBOR	2.585	Annual	10/14/2029		12,600	64	331	395	0	(3)
Pay	6-Month PLN-WIBOR	1.421	Annual	02/25/2030		143,900	(2,374)	(5,109)	(7,483)	11	0
Pay	6-Month PLN-WIBOR	1.163	Annual	12/03/2030		8,700	0	(523)	(523)	0	0
Receive	6-Month PLN-WIBOR	1.280	Annual	02/08/2031		28,400	0	1,666	1,666	0	(1)
Receive	6-Month PLN-WIBOR	2.920	Annual	12/13/2031		30,600	0	979	979	0	(3)
Pay	28-Day MXN-TIIE	6.475	Lunar	06/09/2022	MXN	85,000	0	(2)	(2)	0	0
Receive	28-Day MXN-TIIE	6.658	Lunar	06/09/2022		101,100	0	0	0	0	0
Pay	28-Day MXN-TIIE	4.515	Lunar	08/17/2022		142,000	0	(74)	(74)	0	0
Pay	28-Day MXN-TIIE	4.700	Lunar	08/25/2022		168,800	0	(94)	(94)	1	0
Receive	28-Day MXN-TIIE	4.535	Lunar	11/15/2022		2,838,800	2,488	455	2,943	0	(30)
Pay	28-Day MXN-TIIE	7.830	Lunar	12/15/2022		620,100	75	(43)	32	12	0
Pay	28-Day MXN-TIIE	7.856	Lunar	12/15/2022		521,600	0	32	32	10	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		76,500	0	5	5	2	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		226,200	127	(120)	7	5	0
Pay	28-Day MXN-TIIE	4.245	Lunar	02/15/2023		188,100	0	(321)	(321)	3	0
Pay	28-Day MXN-TIIE	4.350	Lunar	02/15/2023		963,300	0	(1,599)	(1,599)	15	0
Pay	28-Day MXN-TIIE	4.290	Lunar	02/16/2023		229,100	0	(387)	(387)	4	0
Pay	28-Day MXN-TIIE	4.300	Lunar	02/16/2023		1,247,600	0	(2,101)	(2,101)	20	0
Pay	28-Day MXN-TIIE	4.335	Lunar	02/21/2023		405,000	0	(683)	(683)	6	0
Pay	28-Day MXN-TIIE	5.000	Lunar	02/22/2023		407,600	(2,284)	1,718	(566)	7	0
Pay	28-Day MXN-TIIE	5.500	Lunar	02/22/2023		434,400	(1,869)	1,364	(505)	8	0
Pay	28-Day MXN-TIIE	7.650	Lunar	02/24/2023		1,161,000	0	(229)	(229)	24	0
Pay	28-Day MXN-TIIE	4.470	Lunar	02/27/2023		23,900	0	(40)	(40)	0	0
Pay	28-Day MXN-TIIE	4.520	Lunar	02/27/2023		47,800	0	(78)	(78)	1	0
Pay	28-Day MXN-TIIE	4.550	Lunar	02/27/2023		165,200	0	(269)	(269)	3	0
Pay	28-Day MXN-TIIE	4.560	Lunar	02/27/2023		23,900	0	(39)	(39)	0	0
Pay	28-Day MXN-TIIE	4.565	Lunar	02/27/2023		23,900	0	(39)	(39)	0	0
Pay	28-Day MXN-TIIE	7.150	Lunar	03/17/2023		1,033,400	0	(493)	(493)	23	0
Receive	28-Day MXN-TIIE	4.900	Lunar	03/22/2023		168,500	0	269	269	0	(3)
Receive	28-Day MXN-TIIE	6.360	Lunar	03/22/2023		564,000	(649)	1,147	498	0	(12)
Receive	28-Day MXN-TIIE	7.730	Lunar	03/23/2023		8,600	0	2	2	0	0
Receive	28-Day MXN-TIIE	7.720	Lunar	03/24/2023		3,789,000	0	853	853	0	(90)
Pay	28-Day MXN-TIIE	5.860	Lunar	03/29/2023		538,600	0	(629)	(629)	12	0
Receive	28-Day MXN-TIIE	4.920	Lunar	04/10/2023		1,829,200	(8)	3,141	3,133	0	(45)
Receive	28-Day MXN-TIIE	5.070	Lunar	05/03/2023		730,000	0	1,288	1,288	0	(23)
Receive	28-Day MXN-TIIE	4.970	Lunar	05/09/2023		129,200	0	237	237	0	(4)
Pay	28-Day MXN-TIIE	5.260	Lunar	05/17/2023		650,000	0	(1,105)	(1,105)	23	0
Pay	28-Day MXN-TIIE	8.910	Lunar	11/15/2023		968,800	0	380	380	89	0
Pay	28-Day MXN-TIIE	8.818	Lunar	11/16/2023		1,798,700	0	566	566	165	0
Pay	28-Day MXN-TIIE	7.270	Lunar	11/23/2023		1,966,600	0	(1,861)	(1,861)	176	0
Pay	28-Day MXN-TIIE	8.980	Lunar	11/23/2023		1,578,600	0	673	673	147	0
Pay	28-Day MXN-TIIE	7.110	Lunar	11/28/2023		559,700	0	(610)	(610)	51	0
Receive	28-Day MXN-TIIE	7.910	Lunar	12/07/2023		339,200	0	166	166	0	(32)
Pay	28-Day MXN-TIIE	7.920	Lunar	12/28/2023		353,900	206	(373)	(167)	35	0
Receive	28-Day MXN-TIIE	8.325	Lunar	02/08/2024		700,000	0	83	83	0	(76)
Receive	28-Day MXN-TIIE	7.790	Lunar	02/09/2024		1,960,300	0	1,187	1,187	0	(212)
Pay	28-Day MXN-TIIE	4.590	Lunar	02/20/2024		104,800	0	(369)	(369)	11	0
Receive	28-Day MXN-TIIE	4.540	Lunar	02/21/2024		151,900	0	542	542	0	(16)
Receive	28-Day MXN-TIIE	4.570	Lunar	02/21/2024		1,345,800	0	4,766	4,766	0	(137)
Receive	28-Day MXN-TIIE	8.035	Lunar	02/22/2024		538,100	(2,575)	2,801	226	0	(59)
Pay	28-Day MXN-TIIE	5.605	Lunar	03/26/2024		131,100	0	(359)	(359)	14	0
Receive	28-Day MXN-TIIE	7.865	Lunar	05/13/2024		784,500	(72)	575	503	0	(97)
Receive	28-Day MXN-TIIE	7.690	Lunar	05/22/2024		230,000	0	196	196	0	(28)
Pay	28-Day MXN-TIIE	4.870	Lunar	06/17/2024		880,600	0	(3,333)	(3,333)	105	0
Pay	28-Day MXN-TIIE	4.715	Lunar	06/24/2024		57,000	0	(229)	(229)	7	0
Pay	28-Day MXN-TIIE	4.695	Lunar	06/25/2024		286,500	0	(1,157)	(1,157)	34	0
Pay	28-Day MXN-TIIE	4.610	Lunar	06/27/2024		360,100	0	(1,488)	(1,488)	43	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	43

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	7.180%	Lunar	06/27/2024	MXN	1,091,200	$0	$1,513	$1,513	$0	$(139)
Pay	28-Day MXN-TIIE	6.513	Lunar	09/26/2024		387,000	0	(890)	(890)	53	0
Receive	28-Day MXN-TIIE	4.870	Lunar	11/12/2024		104,900	0	463	463	0	(14)
Pay	28-Day MXN-TIIE	6.620	Lunar	01/02/2025		329,600	3	(789)	(786)	47	0
Pay	28-Day MXN-TIIE	6.600	Lunar	01/13/2025		186,200	0	(449)	(449)	27	0
Receive	28-Day MXN-TIIE	6.635	Lunar	01/15/2025		591,700	(242)	1,646	1,404	0	(86)
Receive	28-Day MXN-TIIE	4.840	Lunar	02/19/2025		128,000	0	614	614	0	(18)
Receive	28-Day MXN-TIIE	4.850	Lunar	02/19/2025		173,800	0	831	831	0	(24)
Pay	28-Day MXN-TIIE	6.510	Lunar	02/24/2025		371,900	0	(976)	(976)	54	0
Pay	28-Day MXN-TIIE	6.415	Lunar	02/25/2025		34,200	0	(94)	(94)	5	0
Receive	28-Day MXN-TIIE	6.855	Lunar	03/20/2025		966,000	0	2,114	2,114	0	(142)
Receive	28-Day MXN-TIIE	5.893	Lunar	06/05/2025		371,000	0	1,362	1,362	0	(54)
Pay	28-Day MXN-TIIE	5.080	Lunar	06/16/2025		121,900	0	(594)	(594)	17	0
Receive	28-Day MXN-TIIE	4.830	Lunar	07/22/2025		266,700	(2)	1,437	1,435	0	(38)
Receive	28-Day MXN-TIIE	4.835	Lunar	07/24/2025		49,400	0	266	266	0	(7)
Pay	28-Day MXN-TIIE	4.970	Lunar	08/08/2025		141,000	0	(731)	(731)	20	0
Pay	28-Day MXN-TIIE	4.917	Lunar	08/11/2025		115,500	(5)	(605)	(610)	17	0
Pay	28-Day MXN-TIIE	4.980	Lunar	08/12/2025		113,600	0	(590)	(590)	16	0
Receive	28-Day MXN-TIIE	5.120	Lunar	09/29/2025		164,500	0	842	842	0	(24)
Receive	28-Day MXN-TIIE	4.770	Lunar	01/06/2026		124,300	0	748	748	0	(18)
Pay	28-Day MXN-TIIE	4.720	Lunar	02/06/2026		94,300	0	(584)	(584)	14	0
Pay	28-Day MXN-TIIE	4.730	Lunar	02/06/2026		78,600	1	(486)	(485)	11	0
Receive	28-Day MXN-TIIE	4.950	Lunar	02/11/2026		282,700	0	1,641	1,641	0	(42)
Receive	28-Day MXN-TIIE	4.943	Lunar	02/12/2026		47,400	0	276	276	0	(7)
Receive	28-Day MXN-TIIE	4.950	Lunar	02/12/2026		74,200	0	431	431	0	(11)
Receive	28-Day MXN-TIIE	6.210	Lunar	03/19/2026		79,800	0	297	297	0	(12)
Pay	28-Day MXN-TIIE	5.800	Lunar	04/06/2026		1,580,300	0	(7,073)	(7,073)	235	0
Pay	28-Day MXN-TIIE	6.070	Lunar	04/29/2026		315,000	0	(1,275)	(1,275)	47	0
Pay	28-Day MXN-TIIE	5.925	Lunar	05/05/2026		111,700	0	(482)	(482)	17	0
Receive	28-Day MXN-TIIE	6.720	Lunar	06/19/2026		133,600	0	394	394	0	(20)
Receive	28-Day MXN-TIIE	6.845	Lunar	07/02/2026		284,600	0	777	777	0	(43)
Receive	28-Day MXN-TIIE	6.398	Lunar	07/16/2026		171,800	0	616	616	0	(26)
Receive	28-Day MXN-TIIE	6.415	Lunar	07/16/2026		69,400	0	247	247	0	(10)
Receive	28-Day MXN-TIIE	6.495	Lunar	07/17/2026		49,200	0	167	167	0	(7)
Receive	28-Day MXN-TIIE	6.505	Lunar	07/17/2026		35,800	0	121	121	0	(5)
Pay	28-Day MXN-TIIE	6.380	Lunar	08/19/2026		398,600	(9)	(1,450)	(1,459)	61	0
Pay	28-Day MXN-TIIE	7.285	Lunar	09/30/2026		42,100	0	(83)	(83)	7	0
Pay	28-Day MXN-TIIE	7.165	Lunar	10/02/2026		138,200	0	(306)	(306)	22	0
Pay	28-Day MXN-TIIE	7.180	Lunar	10/02/2026		339,600	0	(742)	(742)	53	0
Pay	28-Day MXN-TIIE	7.250	Lunar	10/05/2026		24,240	0	(50)	(50)	4	0
Pay	28-Day MXN-TIIE	7.285	Lunar	10/12/2026		164,400	0	(324)	(324)	26	0
Pay	28-Day MXN-TIIE	7.450	Lunar	10/16/2026		55,800	(14)	(78)	(92)	9	0
Pay	28-Day MXN-TIIE	7.265	Lunar	11/02/2026		287,500	0	(592)	(592)	46	0
Receive	28-Day MXN-TIIE	7.250	Lunar	12/16/2026		66,600	0	139	139	0	(11)
Pay	28-Day MXN-TIIE	7.533	Lunar	01/07/2027		238,900	0	(363)	(363)	39	0
Receive	28-Day MXN-TIIE	7.510	Lunar	02/04/2027		528,800	0	834	834	0	(88)
Receive	28-Day MXN-TIIE	6.565	Lunar	06/03/2027		141,500	0	520	520	0	(24)
Pay	28-Day MXN-TIIE	7.990	Lunar	03/16/2028		4,000	0	(2)	(2)	1	0
Pay	28-Day MXN-TIIE	7.977	Lunar	03/17/2028		2,208,700	0	(1,374)	(1,374)	429	0
Receive	28-Day MXN-TIIE	9.210	Lunar	11/08/2028		400,200	(135)	(933)	(1,068)	0	(86)
Receive	28-Day MXN-TIIE	9.100	Lunar	11/09/2028		1,018,400	0	(2,420)	(2,420)	0	(218)
Receive	28-Day MXN-TIIE	9.330	Lunar	11/16/2028		978,600	0	(2,904)	(2,904)	0	(211)
Pay	28-Day MXN-TIIE	8.483	Lunar	01/17/2029		415,000	0	308	308	87	0
Pay	28-Day MXN-TIIE	8.493	Lunar	01/17/2029		196,950	0	152	152	42	0
Receive	28-Day MXN-TIIE	8.110	Lunar	05/03/2029		542,200	7	117	124	0	(113)
Pay	28-Day MXN-TIIE	8.135	Lunar	05/07/2029		181,800	0	(31)	(31)	38	0
Pay	28-Day MXN-TIIE	7.675	Lunar	06/04/2029		595,300	1,032	(1,896)	(864)	122	0
Receive	28-Day MXN-TIIE	6.845	Lunar	11/02/2029		215,800	0	841	841	0	(44)
Receive	28-Day MXN-TIIE	6.830	Lunar	12/27/2029		25,600	0	103	103	0	(5)
Receive	28-Day MXN-TIIE	6.618	Lunar	01/18/2030		257,800	0	1,197	1,197	0	(53)
Pay	28-Day MXN-TIIE	7.210	Lunar	02/28/2030		120,300	0	(348)	(348)	26	0
Pay	28-Day MXN-TIIE	7.220	Lunar	02/28/2030		69,800	0	(200)	(200)	15	0
Receive	28-Day MXN-TIIE	7.750	Lunar	03/08/2030		387,800	0	493	493	0	(85)

44	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	6.288%	Lunar	04/25/2030	MXN	324,500	$(120)	$1,986	$1,866	$0	$(67)
Receive	28-Day MXN-TIIE	6.040	Lunar	05/02/2030		61,800	0	402	402	0	(13)
Receive	28-Day MXN-TIIE	6.060	Lunar	05/16/2030		32,300	0	209	209	0	(7)
Receive	28-Day MXN-TIIE	5.940	Lunar	05/23/2030		54,300	0	372	372	0	(11)
Receive	28-Day MXN-TIIE	6.095	Lunar	05/29/2030		30,800	0	197	197	0	(6)
Receive	28-Day MXN-TIIE	5.893	Lunar	06/05/2030		176,800	0	1,240	1,240	0	(36)
Pay	28-Day MXN-TIIE	5.885	Lunar	06/07/2030		279,600	0	(1,967)	(1,967)	57	0
Pay	28-Day MXN-TIIE	5.870	Lunar	06/12/2030		116,000	0	(824)	(824)	24	0
Pay	28-Day MXN-TIIE	5.865	Lunar	06/13/2030		251,300	0	(1,788)	(1,788)	51	0
Receive	28-Day MXN-TIIE	5.590	Lunar	07/03/2030		95,900	0	766	766	0	(19)
Receive	28-Day MXN-TIIE	5.610	Lunar	07/03/2030		265,500	(1)	2,106	2,105	0	(54)
Pay	28-Day MXN-TIIE	5.445	Lunar	12/05/2030		21,300	0	(186)	(186)	4	0
Pay	28-Day MXN-TIIE	5.450	Lunar	12/05/2030		18,900	0	(165)	(165)	4	0
Pay	28-Day MXN-TIIE	5.540	Lunar	12/31/2030		70,700	0	(601)	(601)	15	0
Pay	28-Day MXN-TIIE	5.520	Lunar	01/27/2031		211,600	(458)	(1,364)	(1,822)	45	0
Pay	28-Day MXN-TIIE	5.980	Lunar	02/12/2031		58,300	0	(415)	(415)	13	0
Receive	28-Day MXN-TIIE	6.630	Lunar	03/31/2031		457,400	(16)	2,320	2,304	0	(104)
Receive	28-Day MXN-TIIE	6.550	Lunar	04/04/2031		73,000	0	387	387	0	(17)
Receive	28-Day MXN-TIIE	6.755	Lunar	04/29/2031		32,700	0	152	152	0	(8)
Pay	28-Day MXN-TIIE	6.678	Lunar	05/29/2031		175,700	0	(867)	(867)	40	0
Pay	28-Day MXN-TIIE	6.715	Lunar	05/30/2031		7,900	(10)	(28)	(38)	2	0
Receive	28-Day MXN-TIIE	7.100	Lunar	06/13/2031		230,700	(173)	986	813	0	(54)
Receive	28-Day MXN-TIIE	7.070	Lunar	08/27/2031		126,900	0	469	469	0	(30)
Pay	28-Day MXN-TIIE	7.650	Lunar	09/24/2031		18,900	0	(33)	(33)	5	0
Pay	28-Day MXN-TIIE	7.525	Lunar	09/26/2031		237,200	0	(513)	(513)	58	0
Pay	28-Day MXN-TIIE	7.650	Lunar	09/29/2031		18,350	0	(32)	(32)	5	0
Pay	28-Day MXN-TIIE	7.600	Lunar	10/08/2031		44,600	0	(84)	(84)	11	0
Pay	28-Day MXN-TIIE	7.700	Lunar	10/10/2031		30,300	0	(47)	(47)	7	0
Pay	28-Day MXN-TIIE	7.690	Lunar	10/16/2031		19,900	0	(32)	(32)	5	0
Receive	28-Day MXN-TIIE	7.784	Lunar	11/13/2031		406,800	0	518	518	0	(101)
Receive	28-Day MXN-TIIE	7.800	Lunar	11/13/2031		110,200	0	134	134	0	(27)
Receive	28-Day MXN-TIIE	7.643	Lunar	11/18/2031		146,400	0	260	260	0	(36)
Pay	28-Day MXN-TIIE	8.320	Lunar	01/07/2032		525,400	360	(51)	309	135	0
Pay	28-Day MXN-TIIE	7.875	Lunar	02/17/2032		248,700	0	(255)	(255)	62	0
Pay	28-Day MXN-TIIE	7.900	Lunar	02/19/2032		178,300	0	(168)	(168)	45	0
Pay	28-Day MXN-TIIE	7.950	Lunar	02/20/2032		176,800	0	(124)	(124)	44	0
Pay	28-Day MXN-TIIE	8.050	Lunar	02/24/2032		313,600	0	(110)	(110)	79	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		26,800	0	25	25	0	(10)
Pay	28-Day MXN-TIIE	7.890	Lunar	05/27/2039		434,200	0	(950)	(950)	179	0
Pay	28-Day MXN-TIIE	7.675	Lunar	06/09/2039		421,800	0	(1,360)	(1,360)	172	0
Pay	28-Day MXN-TIIE	7.625	Lunar	07/12/2039		124,000	0	(433)	(433)	51	0
Pay	28-Day MXN-TIIE	7.640	Lunar	07/13/2039		106,600	0	(365)	(365)	43	0
Pay	28-Day MXN-TIIE	7.127	Lunar	08/10/2039		132,900	0	(793)	(793)	53	0
Receive	28-Day MXN-TIIE	7.210	Lunar	10/28/2039		40,000	0	224	224	0	(16)
Receive	28-Day MXN-TIIE	7.253	Lunar	10/28/2039		80,000	0	432	432	0	(32)
Receive	28-Day MXN-TIIE	7.180	Lunar	10/31/2039		94,900	0	547	547	0	(38)
Receive	28-Day MXN-TIIE	7.200	Lunar	10/31/2039		82,300	0	466	466	0	(33)
Receive	28-Day MXN-TIIE	7.065	Lunar	12/26/2039		95,600	0	609	609	0	(39)
Pay	28-Day MXN-TIIE	7.990	Lunar	02/17/2040		69,200	0	(123)	(123)	29	0
Pay	28-Day MXN-TIIE	8.300	Lunar	02/17/2040		286,700	0	(64)	(64)	124	0
Receive	28-Day MXN-TIIE	6.623	Lunar	05/17/2040		66,500	0	579	579	0	(27)
Receive	28-Day MXN-TIIE	6.435	Lunar	05/18/2040		14,500	0	140	140	0	(6)
Receive	28-Day MXN-TIIE	6.463	Lunar	05/18/2040		79,400	0	755	755	0	(32)
Receive	28-Day MXN-TIIE	6.500	Lunar	05/25/2040		181,500	0	1,693	1,693	0	(72)
Receive	28-Day MXN-TIIE	6.480	Lunar	05/28/2040		406,000	0	3,835	3,835	0	(161)
Receive	28-Day MXN-TIIE	6.545	Lunar	05/30/2040		74,600	0	680	680	0	(30)
Receive	28-Day MXN-TIIE	6.540	Lunar	05/31/2040		164,600	0	1,506	1,506	0	(66)
Receive	28-Day MXN-TIIE	6.430	Lunar	06/04/2040		17,000	0	165	165	0	(7)
Receive	28-Day MXN-TIIE	6.380	Lunar	06/05/2040		85,800	0	853	853	0	(34)
Receive	28-Day MXN-TIIE	6.260	Lunar	06/07/2040		101,100	0	1,067	1,067	0	(40)
Receive	28-Day MXN-TIIE	6.465	Lunar	09/26/2040		64,000	0	615	615	0	(26)

							$5,247	$13,950	$19,197	$11,109	$(13,027)

Total Swap Agreements							$7,762	$14,737	$22,499	$11,118	$(13,062)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	45

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$11,118	$11,118	$0	$0	$(13,062)	$(13,062)

(m)

Securities with an aggregate market value of $13,526 and cash of $33,543 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	06/2022	$		1,306		SGD	1,775	$4	$0
BOA	04/2022		CLP	4,926,737	$		6,252	0	(9)
	04/2022		DKK	26,195			3,995	99	0
	04/2022		HUF	573,246			1,674	0	(48)
	04/2022		MXN	78,365			3,578	0	(353)
	04/2022		PEN	15,000			4,016	0	(62)
	04/2022	$		6,085		CLP	4,926,737	177	0
	04/2022			15,728		HUF	5,476,747	723	0
	04/2022			18,106		MXN	367,784	385	0
	04/2022			355		PEN	1,328	5	0
	04/2022			9,436		TRY	104,121	3	(2,432)

46	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2022		CLP	751,960	$		880	$0	$(68)
	05/2022		EUR	6,817			7,547	0	(5)
	05/2022	$		1,107		CNH	7,054	0	0
	05/2022			4,998		EUR	4,519	17	(8)
	05/2022			26,929		MXN	562,550	1,205	0
	05/2022			1,073		PEN	4,006	13	0
	06/2022		MXN	64,322	$		3,181	0	(12)
	06/2022		MYR	134,137			31,933	177	0
	06/2022		PLN	77,675			17,825	0	(531)
	06/2022		SGD	2,331			1,721	1	0
	06/2022		THB	273,859			8,264	22	(1)
	06/2022	$		203		HKD	1,587	0	0
	06/2022			31,208		MYR	131,105	0	(170)
	06/2022			3,437		RON	15,743	53	0
	06/2022			75,240		ZAR	1,151,494	2,848	0
	07/2022		DKK	7,210	$		1,080	4	0
	07/2022		MXN	367,784			17,810	0	(394)
	07/2022	$		9,568		PEN	38,649	829	0
	08/2022		PEN	5,900	$		1,498	0	(88)
	09/2022			9,094			2,354	0	(82)
	11/2022			11,200			2,708	0	(272)
	11/2022		ZAR	57,217			3,603	0	(211)
	01/2023		CNH	155,805			24,145	0	(115)
	02/2023			$24,120		CNH	155,805	124	0
BPS	04/2022		BRL	211,723	$		40,706	0	(3,763)
	04/2022		DKK	36,200			5,653	270	0
	04/2022		EUR	398		RSD	46,878	1	0
	04/2022		GBP	114	$		153	3	0
	04/2022		JPY	3,026,800			24,491	0	(372)
	04/2022		TRY	54,941			4,567	876	0
	04/2022	$		43,737		BRL	211,723	874	(141)
	04/2022			30,204		HUF	10,396,637	1,029	(3)
	04/2022			391		TRY	5,847	2	0
	05/2022		EUR	110,260	$		123,878	2,103	(378)
	05/2022		IDR	42,219,644			2,944	5	0
	05/2022		TWD	36,894			1,305	14	0
	05/2022	$		677		CLP	550,526	18	0
	05/2022			19,898		COP	78,318,791	736	0
	05/2022			28,639		MXN	596,428	1,190	0
	05/2022			826		TWD	23,175	0	(16)
	05/2022		ZAR	33,609	$		2,126	0	(162)
	06/2022		COP	51,244,908			13,484	36	0
	06/2022		ILS	12,769			3,928	0	(83)
	06/2022		MYR	19,357			4,573	2	(11)
	06/2022		PLN	119,618			27,819	0	(450)
	06/2022		SGD	57,973			42,505	0	(268)
	06/2022	$		52,728		CLP	43,185,602	1,498	0
	06/2022			6,580		MXN	136,110	177	0
	06/2022			24,012		MYR	101,166	0	(62)
	06/2022			2,980		RON	13,967	116	0
	06/2022			4,872		ZAR	74,379	172	0
	06/2022		ZAR	679,758	$		43,757	0	(2,340)
	07/2022		BRL	17,500			3,051	0	(530)
	07/2022	$		27,018		BRL	153,600	4,412	0
	08/2022		CNH	155,805	$		23,392	0	(965)
	08/2022		COP	76,622,985			19,748	0	(112)
	08/2022	$		93,388		MXN	2,051,380	7,389	0
	08/2022		ZAR	136,672	$		8,560	0	(639)
	09/2022		CNH	155,805			23,523	0	(804)
	09/2022		TWD	22,960			826	17	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	47

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	09/2022		$		23,335		CNH	155,805	$991	$0
	10/2022			CNH	155,805	$		23,475	0	(829)
	10/2022		$		23,471		CNH	155,805	833	0
	10/2022				6,190		ZAR	103,530	731	0
	11/2022			CNH	155,805	$		23,809	0	(480)
	11/2022		$		23,426		CNH	155,805	863	0
	11/2022				18,788		ZAR	315,131	2,218	0
	11/2022			ZAR	62,996	$		3,954	0	(245)
	12/2022			CNH	155,805			23,871	0	(402)
	12/2022			TRY	132,361			10,175	2,814	0
	12/2022		$		23,767		CNH	155,805	506	0
	01/2023				23,827			155,805	433	0
BRC	04/2022			BRL	12,198	$		2,575	13	0
	04/2022			PEN	15,000			3,961	0	(112)
	04/2022		$		2,559		BRL	12,198	3	0
	04/2022				3,965		PEN	15,000	113	0
	04/2022				12,568		TRY	175,562	0	(773)
	05/2022			BRL	12,198	$		2,539	0	(3)
	06/2022			CZK	56,985			2,512	0	(49)
	06/2022		$		3,232		MYR	13,524	0	(30)
	06/2022				1,638		SGD	2,224	3	0
	06/2022			ZAR	77,655	$		5,117	0	(149)
BSH	04/2022			CLP	6,615,606			8,396	0	(13)
	04/2022		$		16,966		CLP	13,716,861	448	0
	05/2022			CLP	13,654,112	$		16,226	0	(986)
	07/2022			BRL	123,300			22,172	0	(3,058)
	10/2022				111,200			19,398	0	(2,773)
CBK	04/2022				86,071			18,167	89	0
	04/2022			CLP	7,411,748			9,198	0	(199)
	04/2022			DKK	157,205			24,442	1,062	0
	04/2022			ILS	17,206			5,491	99	0
	04/2022	«		RUB	418,885			3,879	0	(1,143)
	04/2022			THB	705,223			21,892	682	0
	04/2022		$		16,303		BRL	86,071	1,775	0
	04/2022				49,044		MXN	1,064,284	4,335	0
	04/2022				4,725		PEN	17,654	67	0
	04/2022	«			199		RUB	15,255	0	(20)
	04/2022				21,058		THB	705,223	152	0
	04/2022				136		TRY	2,060	3	0
	04/2022				6,244		ZAR	102,150	730	0
	05/2022			CNH	265	$		41	0	0
	05/2022			IDR	68,703,448			4,781	0	(2)
	05/2022			MXN	1,572,459			75,923	0	(2,712)
	05/2022			PEN	139,223			34,045	0	(3,700)
	05/2022		$		7,262		PEN	27,482	187	0
	05/2022	«			152		RUB	11,881	0	(16)
	05/2022				2,342		TRY	36,526	53	0
	05/2022			ZAR	163,187	$		10,058	0	(1,050)
	06/2022			COP	9,847,367			2,578	0	(6)
	06/2022			ILS	73,196			22,556	0	(423)
	06/2022			MXN	120,218			5,677	0	(291)
	06/2022		$		17,432		CZK	403,755	713	0
	06/2022				632		EGP	10,384	0	(71)
	06/2022				21,216		IDR	308,989,036	277	0
	06/2022				5,274		MXN	110,009	187	0
	06/2022				176		PLN	763	5	0
	06/2022				1,062		SGD	1,445	4	0
	06/2022				3,709		UYU	160,531	144	0
	06/2022				1,841		VND	42,311,703	5	0
	06/2022				5,134		ZAR	78,889	216	0

48	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	06/2022			ZAR	219,421	$		14,157	$0	$(723)
	08/2022			ILS	6,402			2,044	29	0
	08/2022			PEN	8,924			2,207	0	(192)
	08/2022		$		3,958		PEN	15,341	164	0
	08/2022	«			8,621		RUB	736,268	0	(875)
	08/2022				8,233		ZAR	136,672	966	0
	09/2022				1,303		PEN	5,023	43	0
	11/2022			PEN	21,754	$		5,519	0	(277)
	11/2022		$		1,895		PEN	7,523	108	0
	12/2022			ILS	32,006	$		10,239	102	0
	12/2022			PEN	54,956			13,516	0	(1,072)
	12/2022		$		239		TRY	3,827	0	(27)
DUB	04/2022				7,968		DKK	54,009	64	0
	04/2022	«			177		RUB	13,738	0	(16)
	04/2022				5,351		TRY	81,491	123	0
	05/2022			TRY	21,857	$		1,492	59	0
	06/2022		$		402		CZK	9,274	14	0
	06/2022				50,656		PLN	231,031	3,942	0
	07/2022			DKK	53,807	$		7,968	0	(62)
FBF	06/2022			TRY	54,943			3,378	0	(172)
GLM	04/2022			BRL	28,258			5,964	29	0
	04/2022			MXN	69,614			3,430	0	(66)
	04/2022	«		RUB	1,250,305			14,138	125	(664)
	04/2022			TRY	111,681			10,437	2,922	0
	04/2022		$		5,503		BRL	28,258	432	0
	04/2022				231		CLP	185,594	5	0
	04/2022				31,753		HUF	11,405,501	2,506	0
	04/2022	«			14,058		RUB	1,155,071	0	(237)
	04/2022			ZAR	102,150	$		6,653	0	(322)
	05/2022			CLP	11,894,519			14,364	0	(623)
	05/2022			EUR	1,224			1,361	4	0
	05/2022			KRW	379,658			308	0	(5)
	05/2022			TRY	136,005			9,276	359	0
	05/2022			TWD	24,154			854	10	0
	05/2022		$		26,212		CNH	167,866	130	0
	05/2022				13,210		PHP	695,163	174	0
	05/2022				2,048		ZAR	33,609	240	0
	06/2022			CLP	751,515	$		926	0	(17)
	06/2022			KZT	1,739,477			3,221	0	(352)
	06/2022			THB	5,924			179	1	0
	06/2022			TRY	22,335			1,421	0	(17)
	06/2022		$		11,086		COP	41,982,682	0	(69)
	06/2022				36,187		MYR	152,186	0	(152)
	06/2022				4,875		THB	163,562	48	0
	06/2022				3,352		TRY	48,184	0	(249)
	06/2022				51,889		ZAR	795,149	2,034	0
	08/2022			COP	31,261,320	$		7,756	0	(343)
	08/2022			PEN	16,134			4,264	0	(71)
	08/2022		$		2,857		DOP	166,283	96	0
	10/2022			BRL	16,500	$		2,883	0	(407)
	10/2022			ZAR	103,431			6,563	0	(351)
	11/2022			ILS	133,887			43,365	1,041	0
	11/2022			ZAR	60,589			3,774	0	(264)
HUS	04/2022			DKK	37,505			5,859	282	0
	04/2022		$		2,484		DKK	16,805	15	0
	04/2022	«			144		RUB	11,243	0	(12)
	05/2022			CLP	8,752,044	$		10,539	0	(494)
	05/2022		$		5,187		EUR	4,698	18	0
	05/2022				4,899		MXN	101,837	181	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	49

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2022		ILS	9	$		3	$0	$0
	06/2022		TRY	77			5	0	0
	06/2022	$		228		ZAR	3,538	12	0
IND	06/2022		THB	89,573	$		2,694	0	(3)
	06/2022		TWD	93,587			3,517	239	0
	06/2022	$		10,686		MXN	221,449	306	0
	06/2024			3,517		TWD	90,489	0	(213)
JPM	04/2022		BRL	30,963			5,703	0	(801)
	04/2022		CLP	1,370,716			1,740	0	(3)
	04/2022		DKK	4,900			770	41	0
	04/2022		HUF	6,318,176			18,532	0	(446)
	04/2022		TRY	155,545			15,266	4,816	0
	04/2022		UAH	26,302			846	0	(18)
	04/2022	$		6,535		BRL	30,963	0	(32)
	04/2022			10,126		CLP	8,186,717	247	0
	04/2022			1,735		TRY	24,517	0	(88)
	04/2022			464		UAH	15,094	31	0
	05/2022		CLP	23,680,351	$		27,963	0	(1,868)
	05/2022		CNH	40,365			6,355	21	0
	05/2022		CNY	330,974			52,105	141	0
	05/2022		COP	62,096,294			15,651	0	(709)
	05/2022		IDR	29,719,523			2,072	3	0
	05/2022		INR	30,458			394	0	(4)
	05/2022		PHP	856,979			16,218	0	(281)
	05/2022	$		26,786		CNH	170,646	0	(7)
	05/2022			924		IDR	13,251,334	0	(1)
	05/2022			978		TWD	27,447	0	(18)
	06/2022		COP	60,508,191	$		15,678	19	(220)
	06/2022		KZT	664,606			1,157	0	(208)
	06/2022		MXN	227,096			10,634	0	(639)
	06/2022		TRY	155,501			9,714	0	(318)
	06/2022	$		11,400		COP	43,228,800	0	(56)
	06/2022			22,537		CZK	520,357	848	0
	06/2022			5,063		EGP	82,324	0	(598)
	06/2022			5,245		MXN	109,521	191	0
	06/2022			118,596		THB	3,937,520	0	(61)
	06/2022			1,007		TRY	14,531	0	(71)
	06/2022			1,923		VND	44,025,500	0	(2)
	06/2022			4,182		ZAR	65,548	263	0
	06/2022		ZAR	291,834	$		19,031	0	(759)
	07/2022		BRL	12,800			2,329	0	(290)
	07/2022	$		1,827		VND	42,386,400	18	0
	08/2022		ILS	100,750	$		31,512	0	(195)
	08/2022		ZMW	13,716			561	0	(169)
	09/2022		TWD	27,188			978	20	0
	10/2022		BRL	9,200			1,588	0	(246)
	12/2022	$		10,367		TRY	175,739	0	(594)
MBC	04/2022		CLP	3,666,273	$		4,637	0	(22)
	04/2022		PEN	2,640			702	0	(15)
	04/2022	$		4,186		CLP	3,354,108	74	0
	04/2022			701		PEN	2,640	15	0
	04/2022			1,529		TRY	21,336	0	(95)
	05/2022		CNH	233,830	$		36,527	0	(167)
	05/2022		IDR	48,510,046			3,384	7	0
	05/2022		INR	17,029			220	0	(3)
	05/2022	$		7,053		CLP	5,749,788	199	0
	05/2022			45,761		CNH	290,749	0	(135)
	05/2022			36,519		CNY	233,830	193	0
	05/2022			1,788		IDR	25,734,383	7	(3)

50	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	06/2022			MYR	11,719	$		2,786	$11	$0
	06/2022			PLN	14,097			3,218	0	(114)
	06/2022		$		1,602		CLP	1,291,211	20	0
	06/2022				49,274		PLN	213,893	1,274	0
	08/2022	«			4,758		RUB	406,394	0	(482)
MYI	04/2022			BRL	1,225,165			247,707	60	(9,684)
	04/2022			CLP	7,509,974			9,342	0	(179)
	04/2022		$		235,371		BRL	1,225,165	21,960	0
	04/2022				26,825		DKK	181,523	171	0
	04/2022				434		TRY	6,343	0	(8)
	05/2022			CNH	24,871	$		3,892	0	(11)
	05/2022			EUR	37,204			41,267	98	(48)
	05/2022			IDR	82,498,886			5,754	12	(1)
	05/2022			TWD	20,218			716	9	0
	05/2022		$		220,554		BRL	1,099,099	8,452	0
	05/2022				3,951		CLP	3,310,538	220	0
	05/2022				4,260		IDR	61,276,805	6	0
	05/2022				398		TWD	11,199	0	(6)
	06/2022			CZK	17,534	$		793	5	0
	06/2022			EGP	82,324			4,462	0	(3)
	06/2022			MXN	91,722			4,459	0	(95)
	06/2022			SGD	40,462			29,721	0	(132)
	06/2022			THB	262,874			7,828	0	(85)
	06/2022		$		891		COP	3,375,999	0	(5)
	06/2022				12,830		MYR	53,598	0	(139)
	06/2022			ZAR	39,622	$		2,683	0	(4)
	07/2022			DKK	180,846			26,825	0	(162)
	08/2022		$		6,943		ZAR	111,279	540	0
	09/2022			TWD	11,098	$		398	6	0
	10/2022		$		23,461		BRL	136,900	3,835	0
	12/2022			TRY	118,946	$		9,414	2,799	0
	02/2023		$		7,100		EGP	123,434	0	(791)
NAB	05/2022			JPY	5,972,979	$		49,239	147	0
NGF	08/2022		$		18,854		CNH	125,302	735	0
RBC	04/2022			BRL	16,882	$		3,403	0	(143)
	04/2022		$		3,563		BRL	16,882	0	(17)
	05/2022				31,294		MXN	648,042	1,036	0
	06/2022				1,321		COP	5,037,420	1	0
	08/2022				3,155		PEN	11,905	44	0
RYL	05/2022				1,273		CLP	1,027,892	24	0
SCX	04/2022			CLP	15,288,122	$		19,127	0	(304)
	04/2022	«		RUB	638,071			5,735	0	(1,914)
	04/2022		$		19,402		CLP	15,288,122	29	0
	04/2022				3,953		PEN	14,864	82	0
	04/2022	«			142		RUB	10,823	0	(15)
	05/2022			CLP	4,541,017	$		5,562	0	(165)
	05/2022			CNH	555,369			86,770	0	(382)
	05/2022			CNY	224,489			35,314	68	0
	05/2022			IDR	45,316,603			3,167	12	0
	05/2022			INR	23,835			307	0	(4)
	05/2022			PHP	238,915			4,549	0	(51)
	05/2022		$		19,016		CLP	15,288,122	309	0
	05/2022				80,528		CNH	513,382	132	(97)
	05/2022				86,771		CNY	555,463	439	0
	06/2022			SGD	39,454	$		29,022	0	(87)
	06/2022			THB	1,711,323			52,983	1,465	0
	06/2022			TRY	5,067			322	0	(5)
	06/2022		$		61,327		THB	2,020,156	97	(609)
	06/2022			ZAR	6,933	$		454	0	(16)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	51

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	07/2022		$		1,839		VND	42,554,460	$13	$0
	08/2022				4,545		CNH	30,503	224	0
	08/2022				7,636		PEN	28,746	87	0
	08/2022				4,839		ZAR	74,530	177	0
	09/2022			MYR	42,700	$		10,156	36	0
	11/2022			PEN	4,505			1,088	0	(110)
	04/2023			KES	115,571			867	0	(60)
SOG	06/2022			ILS	7,561			2,323	0	(51)
	06/2022			PLN	15,619			3,720	29	0
	06/2022		$		30,972		CZK	738,008	2,194	0
	06/2022				43,380		PLN	189,520	1,408	0
	06/2022				318		ZAR	4,976	19	0
	03/2023			KES	92,722	$		716	0	(29)
SSB	08/2022		$		2,824		PEN	10,759	67	0
UAG	04/2022			JPY	2,957,700	$		24,313	18	0
	04/2022			MXN	367,784			18,041	0	(449)
	04/2022			TRY	94,709			8,978	2,615	0
	04/2022	«	$		305		RUB	23,858	0	(25)
	05/2022	«			155			12,120	0	(17)
	05/2022				10,113		ZAR	163,187	995	0
	06/2022				217		ILS	700	3	0
	06/2022				3,926		MXN	80,435	68	(1)
	06/2022				2,372		TRY	44,617	502	0
	06/2022				4,602		ZAR	71,737	262	0
	08/2022			PEN	14,229	$		3,713	0	(109)
	08/2022		$		2,907		PEN	11,139	86	0
	09/2022				4,804		CLP	3,993,906	140	0
	11/2022			ZAR	133,955	$		8,537	0	(392)
	12/2022		$		4,459		TRY	71,721	0	(471)
	01/2023				3,023		TWD	78,505	0	(235)
	02/2023			CNH	155,805	$		24,232	0	(13)

Total Forward Foreign Currency Contracts									$125,401	$(70,704)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description			Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC USD versus INR		INR	92.600	06/16/2025	1,500	$90	$35
	Put - OTC USD versus INR			92.600	06/16/2025	1,500	90	137
BPS	Put - OTC EUR versus USD	$		1.050	06/02/2022	86,062	558	151
GLM	Call - OTC USD versus CNH		CNH	6.540	06/14/2022	72,784	294	131
	Call - OTC USD versus CNH			6.700	06/14/2022	72,784	124	45
MYI	Call - OTC USD versus CNH			6.540	06/14/2022	3,112	12	5
	Call - OTC USD versus CNH			6.700	06/14/2022	3,112	5	2
	Put - OTC USD versus MXN		MXN	19.700	06/10/2022	29,724	641	282
	Call - OTC USD versus ZAR		ZAR	17.000	08/22/2022	16,162	674	130
UAG	Call - OTC USD versus CNH		CNH	6.500	05/12/2022	36,572	94	37

Total Purchased Options							$2,582	$955

52	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2022

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYI	Put - OTC USD versus MXN	MXN	19.100	06/10/2022	29,724	$(357)	$(90)
	Put - OTC USD versus ZAR	ZAR	13.800	08/22/2022	16,162	(169)	(158)

						$(526)	$(248)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Put -OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.700%	04/07/2022	103,700	$(474)	$(1,665)

Total Written Options							$(1,000)	$(1,913)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
CBK	Fibra Uno Trust «	1.000%	Quarterly	06/20/2022	(0.300)%	$800	$(5)	$3	$0	$(2)
DUB	Egypt Government International Bond	5.000	Quarterly	06/20/2022	3.175	3,200	110	(92)	18	0
FBF	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.173	1,400	(7)	10	3	0
HUS	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.173	6,900	(28)	43	15	0
JPM	Ghana Government International Bond	5.000	Quarterly	06/20/2024	12.528	800	2	(112)	0	(110)
	Nigeria Government International Bond	1.000	Quarterly	06/20/2022	1.234	4,300	(29)	28	0	(1)
	Nigeria Government International Bond	1.000	Quarterly	06/20/2023	1.657	2,600	(62)	42	0	(20)
	State Oil Company of Azerb	1.000	Quarterly	12/20/2023	1.759	500	(18)	12	0	(6)
MYC	Eskom Holdings SOC Ltd.	1.000	Quarterly	06/20/2022	2.325	1,100	(21)	18	0	(3)

							$(58)	$(48)	$36	$(142)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date		Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Montenegro Equity Market Index «	1.000%	Quarterly	06/20/2023	EUR	400	$(31)	$15	$0	$(16)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	53

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month ILS-TELBOR	0.295%	Annual	09/08/2025	ILS	39,000	$0	$557	$557	$0
	Pay	3-Month ILS-TELBOR	1.963	Annual	02/16/2028		28,700	(2)	54	52	0
	Receive	3-Month ILS-TELBOR	0.800	Annual	04/24/2028		130,200	0	2,291	2,291	0
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		18,500	0	117	117	0
	Pay	3-Month ILS-TELBOR	0.680	Annual	09/08/2030		19,500	0	(608)	0	(608)
	Receive	3-Month KRW-KORIBOR	1.197	Quarterly	03/18/2025	KRW	64,449,000	0	2,314	2,314	0
	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	06/16/2031	MYR	36,480	8	491	499	0
	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	09/15/2031		27,500	(8)	402	394	0
	Receive	3-Month MYR-KLIBOR	3.250	Quarterly	12/15/2031		100,211	52	926	978	0
	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		20,900	(4)	109	105	0
	Pay	3-Month MYR-KLIBOR	4.000	Quarterly	03/28/2032		103,900	0	570	570	0
BPS	Receive	3-Month COP-IBR Compounded-OIS	5.610	Quarterly	02/11/2026	COP	16,064,000	0	349	349	0
	Pay	3-Month ILS-TELBOR	1.805	Annual	12/12/2025	ILS	1,700	0	4	4	0
	Pay	3-Month ILS-TELBOR	0.588	Annual	04/29/2026		1,400	0	(18)	0	(18)
	Pay	3-Month KRW-KORIBOR	1.450	Quarterly	01/23/2025	KRW	67,610,200	0	(1,894)	0	(1,894)
	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	06/16/2031	MYR	6,800	13	80	93	0
	Receive	3-Month MYR-KLIBOR	3.250	Quarterly	12/15/2031		11,670	(23)	137	114	0
BRC	Pay	3-Month ILS-TELBOR	1.050	Annual	02/27/2024	ILS	12,800	0	(22)	0	(22)
	Receive	3-Month ILS-TELBOR	0.513	Annual	08/12/2024		39,500	0	254	254	0
	Receive	3-Month ILS-TELBOR	0.795	Annual	06/20/2028		43,000	0	802	802	0
	Pay	3-Month ILS-TELBOR	1.950	Annual	06/20/2028		46,200	0	247	247	0
BSH	Pay	6-Month CLP-CHILIBOR	3.790	Semi-Annual	03/14/2026	CLP	15,998,900	0	(1,864)	0	(1,864)
	Receive	6-Month CLP-CHILIBOR	3.300	Semi-Annual	06/21/2029		3,550,000	0	750	750	0
CBK	Pay	3-Month ILS-TELBOR	1.041	Annual	05/15/2024	ILS	80,700	0	4	4	0
	Receive	3-Month ILS-TELBOR	0.950	Annual	05/23/2024		146,100	0	134	134	0
	Receive	3-Month ILS-TELBOR	0.485	Annual	08/09/2024		64,700	0	430	430	0
	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	06/16/2031	MYR	1,730	1	23	24	0
	Pay	6-Month CLP-CHILIBOR	3.650	Semi-Annual	11/14/2023	CLP	326,700	0	(24)	0	(24)
	Receive	6-Month CLP-CHILIBOR	3.763	Semi-Annual	05/24/2029		2,445,900	(38)	462	424	0
CKL	Pay	3-Month ILS-TELBOR	2.100	Annual	06/20/2028	ILS	11,000	(36)	129	93	0
DUB	Receive	3-Month ILS-TELBOR	0.690	Annual	09/27/2027		25,100	0	459	459	0
GLM	Receive	3-Month COP-IBR Compounded-OIS	4.880	Quarterly	06/07/2024	COP	27,580,700	(3)	509	506	0
	Pay	3-Month ILS-TELBOR	0.235	Annual	01/15/2023	ILS	122,700	0	(147)	0	(147)
	Pay	3-Month ILS-TELBOR	1.048	Annual	02/27/2024		171,400	0	(303)	0	(303)
	Receive	3-Month ILS-TELBOR	0.950	Annual	05/23/2024		64,900	0	59	59	0
	Receive	3-Month ILS-TELBOR	0.960	Annual	05/24/2024		10,700	0	9	9	0
	Receive	3-Month ILS-TELBOR	0.520	Annual	08/12/2024		51,200	0	326	326	0
	Pay	3-Month ILS-TELBOR	1.898	Annual	12/17/2025		59,900	0	206	206	0
	Pay	3-Month ILS-TELBOR	0.540	Annual	05/11/2027		10,300	0	(191)	0	(191)
	Pay	3-Month ILS-TELBOR	1.971	Annual	02/16/2028		3,200	0	6	6	0
	Pay	3-Month ILS-TELBOR	1.883	Annual	03/21/2028		37,800	0	(8)	0	(8)
	Receive	3-Month ILS-TELBOR	0.720	Annual	06/20/2028		20,200	0	408	408	0
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		10,300	0	65	65	0
	Receive	3-Month ILS-TELBOR	0.820	Annual	01/15/2030		20,200	0	524	524	0
	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	09/15/2031	MYR	2,700	(5)	44	39	0
	Receive	6-Month CLP-CHILIBOR	3.015	Semi-Annual	06/20/2026	CLP	5,445,000	0	879	879	0
	Pay	6-Month CLP-CHILIBOR	4.095	Semi-Annual	06/01/2027		15,023,700	0	(1,819)	0	(1,819)
	Pay	6-Month CLP-CHILIBOR	3.830	Semi-Annual	05/22/2029		6,734,700	0	(1,132)	0	(1,132)
	Pay	6-Month CLP-CHILIBOR	4.319	Semi-Annual	05/22/2029		10,120,000	0	(659)	0	(659)
	Pay	6-Month CLP-CHILIBOR	3.265	Semi-Annual	06/14/2029		1,715,500	0	(367)	0	(367)
	Pay	6-Month THB-THBFIX	1.500	Semi-Annual	06/15/2027	THB	841,200	(56)	(333)	0	(389)
GST	Pay	6-Month THB-THBFIX	1.500	Semi-Annual	06/15/2027		189,400	(57)	(30)	0	(87)

54	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2022

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
HUS	Pay	3-Month ILS-TELBOR	1.018%	Annual	03/11/2024	ILS	117,300	$0	$(253)	$0	$(253)
	Pay	3-Month ILS-TELBOR	1.018	Annual	05/15/2024		64,800	0	(11)	0	(11)
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		20,000	1	126	127	0
JPM	Receive	3-Month ILS-TELBOR	0.475	Annual	08/09/2024		67,300	0	453	453	0
	Receive	3-Month ILS-TELBOR	0.813	Annual	06/20/2028		24,300	0	444	444	0
	Pay	3-Month ILS-TELBOR	2.078	Annual	06/20/2028		17,000	0	136	136	0
	Receive	6-Month CLP-CHILIBOR	3.540	Semi- Annual	06/04/2029	CLP	4,085,000	0	782	782	0
MYC	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	06/16/2031	MYR	5,500	13	62	75	0
NGF	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		15,300	(10)	86	76	0
	Pay	6-Month THB-THBFIX	1.500	Semi- Annual	06/15/2027	THB	800,200	(53)	(317)	0	(370)
SCX	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	09/15/2031	MYR	17,400	4	245	249	0

								$(203)	$7,464	$17,427	$(10,166)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Pay	USD versus TWD 1-Year ATM Realized Volatility	5.400%	Maturity	05/03/2022	$23	$0	$40	$40	$0
JPM	Receive	EUR versus USD 1-Year ATM Realized Volatility	6.550	Maturity	05/03/2022	19	0	3	3	0
	Pay	USD versus TWD 1-Year ATM Realized Volatility	5.300	Maturity	04/22/2022	23	0	39	39	0

							$0	$82	$82	$0

Total Swap Agreements							$(292)	$7,513	$17,545	$(10,324)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$4	$0	$0	$4	$0	$0	$0	$0	$4	$0	$4
BOA	6,685	172	7,877	14,734	(4,861)	0	(624)	(5,485)	9,249	(10,229)	(980)
BPS	30,329	151	560	31,040	(13,055)	0	(1,912)	(14,967)	16,073	(14,800)	1,273
BRC	132	0	1,303	1,435	(1,116)	0	(22)	(1,138)	297	(270)	27
BSH	448	0	750	1,198	(6,830)	0	(1,864)	(8,694)	(7,496)	7,607	111
CBK	12,197	0	1,056	13,253	(12,799)	(1,665)	(26)	(14,490)	(1,237)	1,789	552
CKL	0	0	93	93	0	0	0	0	93	0	93
DUB	4,202	0	477	4,679	(78)	0	0	(78)	4,601	(5,180)	(579)
FBF	0	0	3	3	(172)	0	0	(172)	(169)	0	(169)
GLM	10,156	176	3,027	13,359	(4,209)	0	(5,015)	(9,224)	4,135	(4,050)	85
GST	0	0	0	0	0	0	(87)	(87)	(87)	0	(87)
HUS	508	0	142	650	(506)	0	(264)	(770)	(120)	572	452
IND	545	0	0	545	(216)	0	0	(216)	329	(330)	(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	55

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
JPM	$6,659	$0	$1,857	$8,516	$(8,702)	$0	$(137)	$(8,839)	$(323)	$694	$371
MBC	1,800	0	0	1,800	(1,036)	0	0	(1,036)	764	(1,252)	(488)
MYC	0	0	75	75	0	0	(3)	(3)	72	(192)	(120)
MYI	38,173	419	0	38,592	(11,353)	(248)	0	(11,601)	26,991	(26,790)	201
NAB	147	0	0	147	0	0	0	0	147	0	147
NGF	735	0	76	811	0	0	(370)	(370)	441	(67)	374
RBC	1,081	0	0	1,081	(160)	0	0	(160)	921	(930)	(9)
RYL	24	0	0	24	0	0	0	0	24	0	24
SCX	3,170	0	249	3,419	(3,819)	0	0	(3,819)	(400)	311	(89)
SOG	3,650	0	0	3,650	(80)	0	0	(80)	3,570	(4,250)	(680)
SSB	67	0	0	67	0	0	0	0	67	0	67
UAG	4,689	37	0	4,726	(1,712)	0	0	(1,712)	3,014	(3,120)	(106)

Total Over the Counter	$125,401	$955	$17,545	$143,901	$(70,704)	$(1,913)	$(10,324)	$(82,941)

(o)

Securities with an aggregate market value of $11,035 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

56	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2022

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$9	$0	$0	$11,109	$11,118

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$125,401	$0	$125,401
Purchased Options	0	0	0	955	0	955
Swap Agreements	0	36	0	82	17,427	17,545

	$0	$36	$0	$126,438	$17,427	$143,901

	$0	$45	$0	$126,438	$28,536	$155,019

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$35	$0	$0	$13,027	$13,062

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$70,704	$0	$70,704
Written Options	0	0	0	248	1,665	1,913
Swap Agreements	0	158	0	0	10,166	10,324

	$0	$158	$0	$70,952	$11,831	$82,941

	$0	$193	$0	$70,952	$24,858	$96,003

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,676	$4,676
Swap Agreements	0	75	0	0	11,807	11,882

	$0	$75	$0	$0	$16,483	$16,558

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(50,991)	$0	$(50,991)
Purchased Options	0	0	0	(2,237)	0	(2,237)
Written Options	0	44	0	1,734	0	1,778
Swap Agreements	0	1,913	0	(1,593)	4,967	5,287

	$0	$1,957	$0	$(53,087)	$4,967	$(46,163)

	$0	$2,032	$0	$(53,087)	$21,450	$(29,605)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	57

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$680	$0	$0	$(5,991)	$(5,311)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$66,303	$0	$66,303
Purchased Options	0	0	0	(1,555)	0	(1,555)
Written Options	0	(36)	0	1,110	(1,191)	(117)
Swap Agreements	0	(1,957)	0	1,202	(4,696)	(5,451)

	$0	$(1,993)	$0	$67,060	$(5,887)	$59,180

	$0	$(1,313)	$0	$67,060	$(11,878)	$53,869

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$3,548	$0	$3,548
Austria
Corporate Bonds & Notes	0	233	0	233
Brazil
Corporate Bonds & Notes	0	18,625	10,189	28,814
Sovereign Issues	0	46,462	0	46,462
Cayman Islands
Asset-Backed Securities	0	12,714	0	12,714
Corporate Bonds & Notes	0	11,740	0	11,740
Chile
Sovereign Issues	0	73,535	0	73,535
China
Sovereign Issues	0	167,124	0	167,124
Colombia
Corporate Bonds & Notes	0	9,978	0	9,978
Sovereign Issues	0	186,173	0	186,173
Czech Republic
Sovereign Issues	0	42,633	0	42,633
Denmark
Corporate Bonds & Notes	0	35,951	0	35,951
Dominican Republic
Sovereign Issues	0	5,218	0	5,218
France
Corporate Bonds & Notes	0	0	1,466	1,466
Germany
Corporate Bonds & Notes	0	0	15,899	15,899
Hong Kong
Corporate Bonds & Notes	0	341	0	341
Hungary
Sovereign Issues	0	25,013	0	25,013
India
Corporate Bonds & Notes	0	14,717	0	14,717
Indonesia
Sovereign Issues	0	136,283	0	136,283

58	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Ireland
Asset-Backed Securities	$0	$877	$0	$877
Israel
Sovereign Issues	0	31,402	0	31,402
Italy
Corporate Bonds & Notes	0	4,545	0	4,545
Ivory Coast
Loan Participations and Assignments	0	0	4,321	4,321
Jersey, Channel Islands
Corporate Bonds & Notes	0	0	9,646	9,646
Kazakhstan
Corporate Bonds & Notes	0	5,553	0	5,553
Luxembourg
Corporate Bonds & Notes	0	729	0	729
Malaysia
Sovereign Issues	0	174,834	0	174,834
Mexico
Sovereign Issues	0	89,336	0	89,336
Netherlands
Corporate Bonds & Notes	0	7,591	0	7,591
Loan Participations and Assignments	0	681	0	681
Nigeria
Corporate Bonds & Notes	0	5,494	0	5,494
Loan Participations and Assignments	0	6,195	0	6,195
Sovereign Issues	0	3,003	0	3,003
Peru
Corporate Bonds & Notes	0	5,053	0	5,053
Sovereign Issues	0	82,287	0	82,287
Philippines
Sovereign Issues	0	10,735	0	10,735
Poland
Sovereign Issues	0	65,737	0	65,737
Qatar
Corporate Bonds & Notes	0	0	143	143
Romania
Sovereign Issues	0	73,258	0	73,258
Russia
Sovereign Issues	0	9,102	0	9,102
Serbia
Sovereign Issues	0	2,919	0	2,919
Singapore
Corporate Bonds & Notes	0	10,971	0	10,971
Sovereign Issues	0	98,308	0	98,308
South Africa
Corporate Bonds & Notes	0	16,040	13,408	29,448
Loan Participations and Assignments	0	0	5,718	5,718
Sovereign Issues	0	312,354	0	312,354
South Korea
Sovereign Issues	0	32,762	0	32,762
Spain
Corporate Bonds & Notes	0	229	0	229
Preferred Securities	0	224	0	224
Supranational
Corporate Bonds & Notes	0	81,677	0	81,677
Tanzania
Loan Participations and Assignments	0	6,511	0	6,511
Thailand
Sovereign Issues	0	128,374	0	128,374
Turkey
Loan Participations and Assignments	0	7,712	0	7,712
Sovereign Issues	0	8,417	0	8,417

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	59

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Uganda
Sovereign Issues	$0	$3,300	$0	$3,300
Ukraine
Sovereign Issues	0	1,815	0	1,815
United Kingdom
Corporate Bonds & Notes	0	550	0	550
Non-Agency Mortgage-Backed Securities	0	219	0	219
United States
Asset-Backed Securities	0	74,623	0	74,623
Corporate Bonds & Notes	0	13,256	0	13,256
Non-Agency Mortgage-Backed Securities	0	24,421	300	24,721
U.S. Government Agencies	0	33	0	33
Virgin Islands (British)
Corporate Bonds & Notes	0	5,672	0	5,672
Zambia
Sovereign Issues	0	8,199	0	8,199
Short-Term Instruments
Commercial Paper	0	11,737	0	11,737
Repurchase Agreements	0	9,170	0	9,170
Israel Treasury Bills	0	82,237	0	82,237
U.S. Treasury Bills	0	42,332	0	42,332
Zambia Treasury Bills	0	105	0	105
	$0	$2,350,867	$61,090	$2,411,957

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$179,168	$0	$0	$179,168
Total Investments	$179,168	$2,350,867	$61,090	$2,591,125

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	9	11,109	0	11,118
Over the counter	0	143,776	125	143,901
	$9	$154,885	$125	$155,019

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(13,062)	0	(13,062)
Over the counter	0	(77,487)	(5,454)	(82,941)
	$0	$(90,549)	$(5,454)	(96,003)
Total Financial Derivative Instruments	$9	$64,336	$(5,329)	$59,016
Totals	$179,177	$2,415,203	$55,761	$2,650,141

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2022:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(2)
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$1,638	$6,634	$0	$(81)	$0	$1,998	$0	$0	$10,189	$1,998
Cayman Islands
Asset-Backed Securities	3,181	0	(3,175)	2	1	(9)	0	0	0	0
France
Corporate Bonds & Notes	1,461	0	0	19	0	(14)	0	0	1,466	(14)

60	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2022

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(2)
Germany
Corporate Bonds & Notes	$45,876	$0	$(30,893)	$(7)	$(1,579)	$2,502	$0	$0	$15,899	$2,502
Ivory Coast
Loan Participations and Assignments	8,616	0	(3,958)	2	(301)	(38)	0	0	4,321	(232)
Jersey, Channel Islands
Asset-Backed Securities	1,934	0	(1,939)	(3)	8	0	0	0	0	0
Corporate Bonds & Notes	0	10,274	0	4	0	(632)	0	0	9,646	(632)
Nigeria
Loan Participations and Assignments	7,922	0	(1,755)	32	14	(18)	0	(6,195)	0	0
Qatar
Corporate Bonds & Notes	141	0	0	2	0	0	0	0	143	0
South Africa
Corporate Bonds & Notes	0	13,150	0	0	0	258	0	0	13,408	258
Loan Participations and Assignments	29,903	322	(24,966)	250	0	208	0	0	5,718	402
United States
Non-Agency Mortgage-Backed Securities	0	300	0	0	0	0	0	0	300	0

	$100,672	$30,680	$(66,686)	$220	$(1,857)	$4,255	$0	$(6,195)	$61,090	$4,282

Financial Derivative Instruments – Assets
Over the counter	$0	$0	$0	$0	$0	$125	$0	$0	$125	$125

Financial Derivative Instruments – Liabilities
Over the counter	$0	$(36)	$0	$0	$0	$(5,418)	$0	$0	$(5,454)	$(5,434)

Totals	$100,672	$30,644	$(66,686)	$220	$(1,857)	$(1,038)	$0	$(6,195)	$55,761	$(1,027)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$2,389	Discounted Cash Flow	Discount Rate		17.370	—
	7,800	Reference Instrument	Weighted Average	BRL	52.705	—
France
Corporate Bonds & Notes	1,466	Other Valuation Techniques(3)	—		—	—
Germany
Corporate Bonds & Notes	11,159	Other Valuation Techniques(3)	—		—	—
	4,740	Reference Instrument	Yield		7.152	—
Ivory Coast
Loan Participations and Assignments	4,321	Proxy Pricing	Base Price		100.000	—
Jersey, Channel Islands
Corporate Bonds & Notes	9,646	Proxy Pricing	Base Price		95.036-95.248	95.188
Qatar
Corporate Bonds & Notes	143	Other Valuation Techniques(3)	—		—	—
South Africa
Corporate Bonds & Notes	13,408	Reference Instrument	Yield		8.973	—
Loan Participations and Assignments	5,718	Reference Instrument	Yield		5.834	—

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	61

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

March 31, 2022

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
United States
Non-Agency Mortgage-Backed Securities	300	Proxy Pricing	Base Price	BRL	100.000	—

Financial Derivative Instruments - Assets
Over the counter	125	Other Valuation Techniques(3)	—		—	—

Financial Derivative Instruments - Liabilities
Over the counter	(18)	Indicative Market Quotation	Broker Quote		(3.696)-(0.300)	(3.298)
	(5,436)	Other Valuation Techniques(3)	—		—	—

Total	$55,761

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

62	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2022

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the PIMCO Emerging Markets Local Currency and Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

ANNUAL REPORT	MARCH 31, 2022	63

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the

64	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2022

Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	MARCH 31, 2022	65

Notes to Financial Statements (Cont.)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.)

66	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2022

equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

ANNUAL REPORT	MARCH 31, 2022	67

Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

68	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2022

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2022	69

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices,

70	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2022

bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the

ANNUAL REPORT	MARCH 31, 2022	71

Notes to Financial Statements (Cont.)

use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2022 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$29,790	$305	$0	$0	$(526)	$29,569	$305	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$15,102	$1,904,677	$(1,769,600)	$(578)	$(2)	$149,599	$677	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or

72	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2022

receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by

ANNUAL REPORT	MARCH 31, 2022	73

Notes to Financial Statements (Cont.)

savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

74	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2022

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

ANNUAL REPORT	MARCH 31, 2022	75

Notes to Financial Statements (Cont.)

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar

76	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2022

securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2022, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

ANNUAL REPORT	MARCH 31, 2022	77

Notes to Financial Statements (Cont.)

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for

78	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2022

purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  (“Barrier Options”) are options, which may be written or purchased, with non-standard payout structures or other features Barrier Options are generally traded OTC. The Fund may invest in various types of Barrier Options including down-and-in, down-and-out and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date. Down-and-out options expire worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(c) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared

ANNUAL REPORT	MARCH 31, 2022	79

Notes to Financial Statements (Cont.)

financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

80	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2022

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default

ANNUAL REPORT	MARCH 31, 2022	81

Notes to Financial Statements (Cont.)

swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount

82	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2022

of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

ANNUAL REPORT	MARCH 31, 2022	83

Notes to Financial Statements (Cont.)

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on

84	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2022

derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a

ANNUAL REPORT	MARCH 31, 2022	85

Notes to Financial Statements (Cont.)

greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an

86	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2022

infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Additionally, to the extent the Fund invests in securities and instruments economically tied to Russia, the recent Russian invasion of Ukraine may adversely affect the Fund’s investments. Please see the Important Information section for additional discussion of the COVID-19 pandemic as well as the Russian invasion of Ukraine.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties;

ANNUAL REPORT	MARCH 31, 2022	87

Notes to Financial Statements (Cont.)

reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward

88	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2022

settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

ANNUAL REPORT	MARCH 31, 2022	89

Notes to Financial Statements (Cont.)

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.45%	0.45%	0.55%	0.65%(1)	0.60%	0.60%

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2022, the Distributor retained $5,155,667 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses,

90	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2022

including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the amount was $6,716.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

ANNUAL REPORT	MARCH 31, 2022	91

Notes to Financial Statements (Cont.)

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$153,324	$16,807

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$0	$0	$3,189,796	$2,030,132

†	A zero balance may reflect actual amounts rounding to less than one thousand.

92	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2022

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	285,648	$1,796,131	92,546	$594,736

I-2	9,856	61,671	10,310	68,307

I-3	1,981	12,699	1,057	6,937

Class A	3,293	20,660	1,867	12,378

Class C	154	973	80	549

Issued as reinvestment of distributions

Institutional Class	11,112	68,963	9,030	58,877

I-2	632	3,974	579	3,786

I-3	98	613	68	444

Class A	252	1,590	233	1,521

Class C	13	80	33	213

Cost of shares redeemed

Institutional Class	(85,446)	(523,971)	(135,202)	(869,558)

I-2	(9,000)	(56,260)	(7,833)	(51,237)

I-3	(2,768)	(16,915)	(1,089)	(6,520)

Class A	(2,760)	(17,215)	(1,815)	(11,697)

Class C	(244)	(1,537)	(951)	(6,298)

Net increase (decrease) resulting from Fund share transactions	212,821	$1,351,456	(31,087)	$(197,562)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2022, 2 shareholder owned 10% or more of the Fund’s total outstanding shares comprising 69% of the Fund. The shareholders are related parties of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

ANNUAL REPORT	MARCH 31, 2022	93

Notes to Financial Statements (Cont.)

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Emerging Markets Local Currency and Bond Fund	$43,710	$0	$(381,053)	$(351)	$(206,555)	$0	$0	$(544,249)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, passive foreign investment companies (PFICs), straddle loss deferrals, and interest accrued on defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2022, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Emerging Markets Local Currency and Bond Fund	$82,790	$123,765

†	A zero balance may reflect actual amounts rounding to less than one thousand.

94	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2022

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†)

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Emerging Markets Local Currency and Bond Fund	$3,045,065	$399,126	$(769,608)	$(370,482)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, passive foreign investment companies (PFICs), straddle loss deferrals, and interest accrued on defaulted securities.

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2022			March 31, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Emerging Markets Local Currency and Bond Fund	$84,621	$0	$0	$18,750	$0	$56,434

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2022	95

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Emerging Markets Local Currency and Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Emerging Markets Local Currency and Bond Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2022, the related statement of operations for the year ended March 31, 2022, the statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

96	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JML	JP Morgan Securities Plc
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
BSH	Banco Santander S.A. - New York Branch	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	NAB	National Australia Bank Ltd.
CKL	Citibank N.A. London	NGF	Nomura Global Financial Products, Inc.
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
FBF	Credit Suisse International	RYL	NatWest Markets Plc
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
IND	Crédit Agricole Corporate and Investment Bank S.A.

Currency Abbreviations:
BRL	Brazilian Real	MXN	Mexican Peso
CLP	Chilean Peso	MYR	Malaysian Ringgit
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PHP	Philippine Peso
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Koruna	RON	Romanian New Leu
DKK	Danish Krone	RSD	Serbian Dinar
DOP	Dominican Peso	RUB	Russian Ruble
EGP	Egyptian Pound	SGD	Singapore Dollar
EUR	Euro	THB	Thai Baht
GBP	British Pound	TRY	Turkish New Lira
HKD	Hong Kong Dollar	TWD	Taiwanese Dollar
HUF	Hungarian Forint	UAH	Ukrainian Hryvnia
IDR	Indonesian Rupiah	UGX	Ugandan Shilling
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	\	Uruguayan Peso
JPY	Japanese Yen	VND	Vietnamese Dong
KES	Kenyan Schilling	ZAR	South African Rand
KRW	South Korean Won	ZMW	Zambian Kwacha
KZT	Kazakhstani Tenge

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BZDIOVRA	Brazil Interbank Deposit Rate	LIBOR03M	3 Month USD-LIBOR
CDX.IG	Credit Derivatives Index - Investment Grade	SIBCSORA	Singapore Overnight Rate Average
CNREPOFIX	China Fixing Repo Rates 7-Day	SOFR	Secured Overnight Financing Rate
EUR003M	3 Month EUR Swap Rate	US0006M	ICE 6-Month USD LIBOR
IBR	Indicador Bancario de Referencia	WIBOR03M	3 Month Warsaw Inter Bank Offering Rate

ANNUAL REPORT	MARCH 31, 2022	97

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
ALT	Alternate Loan Trust	MIBOR	Mumbai Interbank Offered Rate
ATM	At-the-money	OIS	Overnight Index Swap
BBR	Bank Bill Rate	PIK	Payment-in-Kind
CDI	Brazil Interbank Deposit Rate	PRIBOR	Prague Interbank Offered Rate
CHILIBOR	Chile Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
JIBAR	Johannesburg Interbank Agreed Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
JSC	Joint Stock Company	THBFIX	Thai Baht Floating-Rate Fix
KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
KORIBOR	Korea Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
LIBOR	London Interbank Offered Rate

98	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends
PIMCO Emerging Markets Local Currency and Bond Fund	0%	0%	$14,809	$0	$52,898

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO Emerging Markets Local Currency and Bond Fund	0%

ANNUAL REPORT	MARCH 31, 2022	99

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

100	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present

Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present

Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present

Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present

Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present

Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present

Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present

Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present

Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2022	101

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present

Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present

Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present

Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present

Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present

Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

102	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2022	103

Privacy Policy (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

104	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

ANNUAL REPORT	MARCH 31, 2022	105

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3011AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

PIMCO High Yield Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

2	PIMCO HIGH YIELD FUND

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

ANNUAL REPORT	MARCH 31, 2022	3

Chairman’s Letter (Cont.)

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO HIGH YIELD FUND

Important Information About the PIMCO High Yield Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO High Yield Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to the Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

ANNUAL REPORT	MARCH 31, 2022	5

Important Information About the PIMCO High Yield Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification.

6	PIMCO HIGH YIELD FUND

Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO High Yield Fund	12/15/92	12/15/92	04/30/08	04/27/18	01/16/95	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf

ANNUAL REPORT	MARCH 31, 2022	7

Important Information About the PIMCO High Yield Fund (Cont.)

of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

8	PIMCO HIGH YIELD FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2022	9

PIMCO High Yield Fund

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (12/15/92)
PIMCO High Yield Fund Institutional Class	(0.91)%	4.12%	5.13%	7.21%
PIMCO High Yield Fund I-2	(1.01)%	4.02%	5.03%	7.10%
PIMCO High Yield Fund I-3	(1.06)%	3.96%	4.98%	7.02%
PIMCO High Yield Fund Administrative Class	(1.15)%	3.86%	4.87%	6.95%
PIMCO High Yield Fund Class A	(1.25)%	3.76%	4.77%	6.81%
PIMCO High Yield Fund Class A (adjusted)	(4.96)%	2.97%	4.37%	6.64%
PIMCO High Yield Fund Class C	(1.99)%	2.98%	3.99%	6.02%
PIMCO High Yield Fund Class C (adjusted)	(2.94)%	2.98%	3.99%	6.02%
PIMCO High Yield Fund Class R	(1.50)%	3.50%	4.51%	6.54%
ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index	(0.49)%	4.58%	5.59%	6.99%♦
Lipper High Yield Funds Average	(0.28)%	4.05%	4.85%	6.52%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.56% for the Institutional Class shares, 0.66% for I-2 shares, 0.76% for I-3 shares, 0.81% for Administrative Class shares, 0.91% for Class A shares, 1.66% for Class C shares and 1.16% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO HIGH YIELD FUND

Institutional Class - PHIYX	I-2 - PHLPX	I-3 - PHNNX	Administrative Class - PHYAX
Class A - PHDAX	Class C - PHDCX	Class R - PHYRX

Allocation Breakdown as of March 31, 2022†§

Corporate Bonds & Notes	86.4%
Short-Term Instruments‡	9.9%
Loan Participations and Assignments	3.5%
Other	0.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO High Yield Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in high-yield investments (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. High yield investments include securities(i) rated below investment grade by each of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index. The Fund may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the healthcare sector contributed to performance, as the Fund’s positions outperformed the broader sector.

»	Security selection in the energy sector contributed to performance, as the Fund’s positions outperformed the broader sector.

»	Underweight exposure to the telecommunications sector contributed to performance, as the sector underperformed the broader market.
»	Underweight exposure to the energy sector detracted from performance, as the sector outperformed the broader market.

»	Security selection in the media, entertainment and publishing sector detracted from performance, as the Fund’s positions underperformed the broader sector.

»	Security selection in the finance and insurance sector detracted from performance, as the Fund’s positions underperformed the broader sector.

ANNUAL REPORT	MARCH 31, 2022	11

Expense Example PIMCO High Yield Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$959.50	$2.74	$1,000.00	$1,022.14	$2.82	0.56%
I-2	1,000.00	959.00	3.22	1,000.00	1,021.64	3.33	0.66
I-3	1,000.00	958.70	3.47	1,000.00	1,021.39	3.58	0.71
Administrative Class	1,000.00	958.30	3.95	1,000.00	1,020.89	4.08	0.81
Class A	1,000.00	957.80	4.44	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	954.20	8.09	1,000.00	1,016.65	8.35	1.66
Class R	1,000.00	956.60	5.66	1,000.00	1,019.15	5.84	1.16

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO HIGH YIELD FUND

Benchmark Description

Index*	Benchmark Description

ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index	ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index launched on 12/31/1996. The index performance shown prior to that date is calculated using the ICE BofAML U.S. High Yield, Cash Pay BB-B Rated Index, which was the Fund’s primary benchmark index from the Fund’s inception until 12/31/1996.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2022	13

Financial Highlights PIMCO High Yield Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2022	$8.99	$0.38	$(0.45)	$(0.07)	$(0.41)	$0.00	$0.00	$(0.41)

03/31/2021	7.94	0.38	1.07	1.45	(0.40)	0.00	0.00	(0.40)

03/31/2020	8.78	0.44	(0.83)	(0.39)	(0.44)	0.00	(0.01)	(0.45)

03/31/2019	8.72	0.46	0.07	0.53	(0.47)	0.00	0.00	(0.47)

03/31/2018	8.90	0.43	(0.15)	0.28	(0.44)	0.00	(0.02)	(0.46)

I-2

03/31/2022	8.99	0.37	(0.45)	(0.08)	(0.40)	0.00	0.00	(0.40)

03/31/2021	7.94	0.37	1.07	1.44	(0.39)	0.00	0.00	(0.39)

03/31/2020	8.78	0.43	(0.83)	(0.40)	(0.43)	0.00	(0.01)	(0.44)

03/31/2019	8.72	0.45	0.07	0.52	(0.46)	0.00	0.00	(0.46)

03/31/2018	8.90	0.43	(0.16)	0.27	(0.43)	0.00	(0.02)	(0.45)

I-3

03/31/2022	8.99	0.36	(0.44)	(0.08)	(0.40)	0.00	0.00	(0.40)

03/31/2021	7.94	0.36	1.08	1.44	(0.39)	0.00	0.00	(0.39)

03/31/2020	8.78	0.42	(0.82)	(0.40)	(0.43)	0.00	(0.01)	(0.44)

04/27/2018 - 03/31/2019	8.73	0.42	0.05	0.47	(0.42)	0.00	0.00	(0.42)

Administrative Class

03/31/2022	8.99	0.36	(0.45)	(0.09)	(0.39)	0.00	0.00	(0.39)

03/31/2021	7.94	0.36	1.07	1.43	(0.38)	0.00	0.00	(0.38)

03/31/2020	8.78	0.42	(0.83)	(0.41)	(0.42)	0.00	(0.01)	(0.43)

03/31/2019	8.72	0.43	0.08	0.51	(0.45)	0.00	0.00	(0.45)

03/31/2018	8.90	0.41	(0.16)	0.25	(0.41)	0.00	(0.02)	(0.43)

Class A

03/31/2022	8.99	0.35	(0.45)	(0.10)	(0.38)	0.00	0.00	(0.38)

03/31/2021	7.94	0.35	1.07	1.42	(0.37)	0.00	0.00	(0.37)

03/31/2020	8.78	0.41	(0.83)	(0.42)	(0.41)	0.00	(0.01)	(0.42)

03/31/2019	8.72	0.43	0.07	0.50	(0.44)	0.00	0.00	(0.44)

03/31/2018	8.90	0.41	(0.17)	0.24	(0.40)	0.00	(0.02)	(0.42)

Class C

03/31/2022	8.99	0.28	(0.45)	(0.17)	(0.31)	0.00	0.00	(0.31)

03/31/2021	7.94	0.28	1.07	1.35	(0.30)	0.00	0.00	(0.30)

03/31/2020	8.78	0.34	(0.83)	(0.49)	(0.34)	0.00	(0.01)	(0.35)

03/31/2019	8.72	0.36	0.07	0.43	(0.37)	0.00	0.00	(0.37)

03/31/2018	8.90	0.33	(0.15)	0.18	(0.34)	0.00	(0.02)	(0.36)

14	PIMCO HIGH YIELD FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.51	(0.91)%	$8,042,209	0.56%		0.56%		0.55%		0.55%		4.23%		26%

8.99	18.49	9,472,559	0.56		0.56		0.55		0.55		4.30		29

7.94	(4.86)	6,130,559	0.57		0.57		0.55		0.55		4.94		34

8.78	6.27	6,741,939	0.59		0.59		0.55		0.55		5.30		21

8.72	3.07	6,133,889	0.57		0.57		0.55		0.55		4.84		25

8.51	(1.01)	499,207	0.66		0.66		0.65		0.65		4.14		26

8.99	18.37	482,815	0.66		0.66		0.65		0.65		4.21		29

7.94	(4.95)	317,936	0.67		0.67		0.65		0.65		4.84		34

8.78	6.16	355,451	0.69		0.69		0.65		0.65		5.20		21

8.72	2.97	354,057	0.67		0.67		0.65		0.65		4.75		25

8.51	(1.06)	19,694	0.71		0.76		0.70		0.75		4.02		26

8.99	18.31	50,922	0.71		0.76		0.70		0.75		4.08		29

7.94	(5.00)	9,015	0.72		0.77		0.70		0.75		4.81		34

8.78	5.57	3,991	0.74	*	0.79	*	0.70	*	0.75	*	5.21	*	21

8.51	(1.15)	354,288	0.81		0.81		0.80		0.80		3.98		26

8.99	18.20	393,891	0.81		0.81		0.80		0.80		4.05		29

7.94	(5.08)	281,004	0.82		0.82		0.80		0.80		4.69		34

8.78	6.00	449,135	0.84		0.84		0.80		0.80		5.03		21

8.72	2.82	558,261	0.82		0.82		0.80		0.80		4.63		25

8.51	(1.25)	626,661	0.91		0.91		0.90		0.90		3.89		26

8.99	18.08	666,590	0.91		0.91		0.90		0.90		3.98		29

7.94	(5.19)	579,375	0.92		0.92		0.90		0.90		4.59		34

8.78	5.90	710,419	0.94		0.94		0.90		0.90		4.95		21

8.72	2.72	806,919	0.92		0.92		0.90		0.90		4.53		25

8.51	(1.99)	25,894	1.66		1.66		1.65		1.65		3.13		26

8.99	17.20	35,990	1.66		1.66		1.65		1.65		3.25		29

7.94	(5.90)	64,260	1.67		1.67		1.65		1.65		3.85		34

8.78	5.11	106,785	1.69		1.69		1.65		1.65		4.20		21

8.72	1.95	141,943	1.67		1.67		1.65		1.65		3.74		25

ANNUAL REPORT	MARCH 31, 2022	15

Financial Highlights PIMCO High Yield Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2022	$8.99	$0.33	$(0.45)	$(0.12)	$(0.36)	$0.00	$0.00	$(0.36)

03/31/2021	7.94	0.33	1.07	1.40	(0.35)	0.00	0.00	(0.35)

03/31/2020	8.78	0.38	(0.82)	(0.44)	(0.39)	0.00	(0.01)	(0.40)

03/31/2019	8.72	0.41	0.07	0.48	(0.42)	0.00	0.00	(0.42)

03/31/2018	8.90	0.38	(0.16)	0.22	(0.38)	0.00	(0.02)	(0.40)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

16	PIMCO HIGH YIELD FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.51	(1.50)%	$35,351	1.16%	1.16%	1.15%	1.15%	3.64%	26%

8.99	17.79	36,138	1.16	1.16	1.15	1.15	3.71	29

7.94	(5.42)	27,183	1.17	1.17	1.15	1.15	4.34	34

8.78	5.64	31,064	1.19	1.19	1.15	1.15	4.70	21

8.72	2.46	31,988	1.17	1.17	1.15	1.15	4.27	25

ANNUAL REPORT	MARCH 31, 2022	17

Statement of Assets and Liabilities PIMCO High Yield Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$9,011,567
Investments in Affiliates	518,392

Financial Derivative Instruments
Exchange-traded or centrally cleared	2
Over the counter	4,237
Cash	5,071
Deposits with counterparty	37,709
Foreign currency, at value	797
Receivable for investments sold	79,225
Receivable for Fund shares sold	44,832
Interest and/or dividends receivable	117,416
Dividends receivable from Affiliates	136
Reimbursement receivable from PIMCO	1
Prepaid expenses	162
Other assets	1

Total Assets	9,819,548

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$105,134

Financial Derivative Instruments
Exchange-traded or centrally cleared	165
Over the counter	2,745
Payable for investments purchased	78,596
Payable for investments in Affiliates purchased	136
Deposits from counterparty	3,012
Payable for Fund shares redeemed	16,549
Distributions payable	4,989
Accrued investment advisory fees	2,021
Accrued supervisory and administrative fees	2,528
Accrued distribution fees	97
Accrued servicing fees	147
Other liabilities	125

Total Liabilities	216,244

Net Assets	$9,603,304

Net Assets Consist of:

Paid in capital	$9,734,016
Distributable earnings (accumulated loss)	(130,712)

Net Assets	$9,603,304

Cost of investments in securities	$9,264,439
Cost of investments in Affiliates	$523,905
Cost of foreign currency held	$802
Cost or premiums of financial derivative instruments, net	$51,533

* Includes repurchase agreements of:	$213,070

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2022

Net Assets:

Institutional Class	$8,042,209
I-2	499,207
I-3	19,694
Administrative Class	354,288
Class A	626,661
Class C	25,894
Class R	35,351

Shares Issued and Outstanding:

Institutional Class	944,612
I-2	58,636
I-3	2,313
Administrative Class	41,614
Class A	73,605
Class C	3,041
Class R	4,152

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.51
I-2	8.51
I-3	8.51
Administrative Class	8.51
Class A	8.51
Class C	8.51
Class R	8.51

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2022	19

Statement of Operations PIMCO High Yield Fund

Year Ended March 31, 2022
(Amounts in thousands†)

Investment Income:

Interest	$507,078
Dividends from Investments in Affiliates	9,959
Total Income	517,037

Expenses:

Investment advisory fees	26,972
Supervisory and administrative fees	33,713
Distribution and/or servicing fees - Administrative Class	1,066
Distribution and/or servicing fees - Class A	1,681
Distribution and/or servicing fees - Class C	315
Distribution and/or servicing fees - Class R	185
Trustee fees	62
Interest expense	1,196
Miscellaneous expense	3
Total Expenses	65,193
Waiver and/or Reimbursement by PIMCO	(22)
Net Expenses	65,171

Net Investment Income (Loss)	451,866

Net Realized Gain (Loss):

Investments in securities	165,585
Investments in Affiliates	(447)
Exchange-traded or centrally cleared financial derivative instruments	41,128
Over the counter financial derivative instruments	10,042
Short sales	74
Foreign currency	1,155

Net Realized Gain (Loss)	217,537

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(700,836)
Investments in Affiliates	(8,296)
Exchange-traded or centrally cleared financial derivative instruments	(28,700)
Over the counter financial derivative instruments	(5,383)
Foreign currency assets and liabilities	38

Net Change in Unrealized Appreciation (Depreciation)	(743,177)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(73,774)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO HIGH YIELD FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO High Yield Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$451,866	$466,038
Net realized gain (loss)	217,537	73,191
Net change in unrealized appreciation (depreciation)	(743,177)	1,143,139

Net Increase (Decrease) in Net Assets Resulting from Operations	(73,774)	1,682,368

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(414,051)	(425,151)
I-2	(23,216)	(18,809)
I-3	(1,911)	(1,436)
Administrative Class	(18,427)	(15,335)
Class A	(28,424)	(27,272)
Class C	(1,092)	(1,966)
Class R	(1,471)	(1,366)

Total Distributions(a)	(488,592)	(491,335)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(973,235)	2,538,540

Total Increase (Decrease) in Net Assets	(1,535,601)	3,729,573

Net Assets:

Beginning of year	11,138,905	7,409,332
End of year	$9,603,304	$11,138,905

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2022	21

Schedule of Investments PIMCO High Yield Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.4%

APi Group DE, Inc.
2.957% (LIBOR03M + 2.500%) due 10/01/2026 ~	$4,966	$4,912

Caesars Resort Collection LLC
3.207% (LIBOR03M + 2.750%) due 12/23/2024 ~	7,790	7,760

CommScope, Inc.
3.707% (LIBOR03M + 3.250%) due 04/06/2026 ~	9,559	9,348

Da Vinci Purchaser Corp.
5.006% (LIBOR03M + 4.000%) due 01/08/2027 ~	10,835	10,812

Diamond Sports Group LLC
5.750% (PRIME + 2.250%) due 08/24/2026 ~	7,331	2,558
9.000% due 05/26/2026	4,441	4,518

DirecTV Financing LLC
5.750% (LIBOR03M + 5.000%) due 08/02/2027 ~	9,550	9,553

Dun & Bradstreet Corp.
3.697% (LIBOR03M + 3.250%) due 02/06/2026 ~	8,930	8,864

Fertitta Entertainment LLC
4.500% due 01/27/2029	2,000	1,992

Getty Images, Inc.
5.063% (LIBOR03M + 4.500%) due 02/19/2026 ~	16,398	16,337

H Food Holdings LLC
6.000% (LIBOR03M + 5.000%) due 05/23/2025 ~	1,970	1,939

Innophos, Inc.
4.207% (LIBOR03M + 3.750%) due 02/05/2027 ~	2,156	2,148

LBM Acquisition LLC
4.500% (LIBOR03M + 3.750%) due 12/17/2027 ~	12,463	12,195

Madison IAQ LLC
4.524% (LIBOR03M + 3.250%) due 06/21/2028 ~	5,647	5,576

Ortho-Clinical Diagnostics SA
3.235% (LIBOR03M + 3.000%) due 06/30/2025 ~	11,574	11,549

Parexel International Corp.
4.000% (LIBOR03M + 3.500%) due 11/15/2028 ~	30,100	29,912

RegionalCare Hospital Partners Holdings, Inc.
4.197% (LIBOR03M + 3.750%) due 11/16/2025 ~	16,679	16,599

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~	$60,000	$59,438

Surgery Center Holdings, Inc.
4.500% (LIBOR03M + 3.750%) due 08/31/2026 ~	14,634	14,538

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~	52,477	50,129

U.S. Renal Care, Inc.
5.250% (LIBOR03M + 5.000%) due 06/26/2026 ~	22,875	21,122

Welbilt, Inc.
2.957% (LIBOR03M + 2.500%) due 10/23/2025 ~	11,042	10,978

Yahoo(Verizon Media)
6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~	15,150	15,084

Total Loan Participations and Assignments (Cost $332,541)		327,861

CORPORATE BONDS & NOTES 85.8%

BANKING & FINANCE 8.8%

Acrisure LLC
4.250% due 02/15/2029	15,000	13,645
6.000% due 08/01/2029	8,250	7,644

Allied Universal Holdco LLC
4.625% due 06/01/2028	17,750	16,724
6.000% due 06/01/2029	10,000	8,835
6.625% due 07/15/2026	15,000	15,198

Ally Financial, Inc.
8.000% due 11/01/2031	21,011	26,329

AmWINS Group, Inc.
4.875% due 06/30/2029	11,750	11,295

Coinbase Global, Inc.
3.375% due 10/01/2028 (j)	5,750	5,087
3.625% due 10/01/2031 (j)	4,750	4,059

Credit Acceptance Corp.
5.125% due 12/31/2024	10,000	10,049

CTR Partnership LP
3.875% due 06/30/2028	10,000	9,440

Curo Group Holdings Corp.
7.500% due 08/01/2028	20,000	17,214

Cushman & Wakefield U.S. Borrower LLC
6.750% due 05/15/2028	5,000	5,233

Enact Holdings, Inc.
6.500% due 08/15/2025	9,250	9,558

Ford Motor Credit Co. LLC
2.700% due 08/10/2026	15,000	13,969
2.900% due 02/16/2028	7,600	6,885

22	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.900% due 02/10/2029	$15,000	$13,382
3.370% due 11/17/2023	3,050	3,049
3.375% due 11/13/2025	10,000	9,785
3.664% due 09/08/2024	10,000	9,896
3.810% due 01/09/2024	3,000	3,000
4.000% due 11/13/2030	25,000	23,582
4.125% due 08/17/2027	19,500	19,084
4.134% due 08/04/2025	17,500	17,502
4.271% due 01/09/2027	8,000	7,906
4.389% due 01/08/2026	3,975	3,970
4.542% due 08/01/2026	5,000	5,001
5.113% due 05/03/2029	10,000	10,077
5.125% due 06/16/2025	10,000	10,212
5.584% due 03/18/2024	21,250	21,879

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028	10,000	9,105
6.500% due 10/01/2025	16,750	16,649

Greystar Real Estate Partners LLC
5.750% due 12/01/2025	13,271	13,393

HAT Holdings LLC
3.375% due 06/15/2026	9,500	9,038
3.750% due 09/15/2030	11,750	10,598

Howard Hughes Corp.
4.125% due 02/01/2029	15,000	14,106
4.375% due 02/01/2031	10,000	9,414
5.375% due 08/01/2028	9,875	9,930

Intesa Sanpaolo SpA
5.017% due 06/26/2024	7,500	7,565
5.710% due 01/15/2026	10,000	10,228
7.700% due 09/17/2025 •(f)(g)	5,000	5,238

LFS Topco LLC
5.875% due 10/15/2026	7,000	6,571

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(f)(g)	25,000	26,283

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029	5,000	4,922
4.500% due 09/01/2026	8,000	8,050
5.625% due 05/01/2024	10,000	10,311
5.750% due 02/01/2027	7,625	8,087

Midcap Financial Issuer Trust
5.625% due 01/15/2030	6,000	5,313
6.500% due 05/01/2028	9,875	9,301

MPT Operating Partnership LP
3.500% due 03/15/2031	15,000	13,956

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030	8,250	7,647
5.500% due 08/15/2028	12,000	11,548
5.750% due 11/15/2031	5,000	4,777

NCL Finance Ltd.
6.125% due 03/15/2028	4,000	3,718

OneMain Finance Corp.
3.500% due 01/15/2027	8,500	7,874

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 09/15/2030	$8,500	$7,513
5.375% due 11/15/2029	9,000	8,759
5.625% due 03/15/2023	11,000	11,218
6.125% due 03/15/2024	4,000	4,105
6.625% due 01/15/2028	6,500	6,820
6.875% due 03/15/2025	10,000	10,526
7.125% due 03/15/2026	10,000	10,700
8.875% due 06/01/2025	10,000	10,551

Oxford Finance LLC
6.375% due 02/01/2027	10,000	10,205

Park Intermediate Holdings LLC
4.875% due 05/15/2029	4,250	3,993
5.875% due 10/01/2028	2,750	2,752
7.500% due 06/01/2025	10,000	10,415

Paysafe Finance PLC
4.000% due 06/15/2029	14,675	12,501

PennyMac Financial Services, Inc.
4.250% due 02/15/2029	16,000	13,760
5.750% due 09/15/2031	10,000	8,906

Provident Funding Associates LP
6.375% due 06/15/2025	7,000	6,891

RHP Hotel Properties LP
4.500% due 02/15/2029	12,000	11,294
4.750% due 10/15/2027 (j)	10,000	9,642

RLJ Lodging Trust LP
4.000% due 09/15/2029	15,700	14,541

Rocket Mortgage LLC
3.625% due 03/01/2029	3,500	3,203
3.875% due 03/01/2031	8,000	7,252
4.000% due 10/15/2033	10,000	8,779

SBA Communications Corp.
3.125% due 02/01/2029	20,000	18,219
3.875% due 02/15/2027	20,750	20,267

United Wholesale Mortgage LLC
5.500% due 11/15/2025	11,000	10,689

VICI Properties LP
3.750% due 02/15/2027	5,000	4,871
4.125% due 08/15/2030	10,000	9,673
4.625% due 12/01/2029	3,500	3,498

		844,654

INDUSTRIALS 71.4%

180 Medical, Inc.
3.875% due 10/15/2029	10,000	9,471

Academy Ltd.
6.000% due 11/15/2027	12,000	12,300

Acadia Healthcare Co., Inc.
5.500% due 07/01/2028	12,000	12,075

AdaptHealth LLC
4.625% due 08/01/2029	3,375	3,086
5.125% due 03/01/2030	7,000	6,515
6.125% due 08/01/2028	10,750	10,691

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	23

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Adient Global Holdings Ltd.
4.875% due 08/15/2026		$15,000	$14,302

ADT Security Corp.
4.125% due 08/01/2029		4,000	3,720
4.875% due 07/15/2032		14,970	13,803

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		20,000	18,968

Air Canada
3.875% due 08/15/2026		8,000	7,560
4.625% due 08/15/2029	CAD	7,150	5,387

Albertsons Cos., Inc.
3.250% due 03/15/2026		$2,125	2,012
3.500% due 03/15/2029		20,000	18,074
4.625% due 01/15/2027		12,000	11,621
4.875% due 02/15/2030		10,000	9,756
7.500% due 03/15/2026		12,000	12,694

Albion Financing 1 SARL
6.125% due 10/15/2026		12,425	12,011

Allison Transmission, Inc.
3.750% due 01/30/2031		7,750	7,042
4.750% due 10/01/2027		5,000	4,928
5.875% due 06/01/2029		5,000	5,108

Altice Financing SA
3.000% due 01/15/2028	EUR	5,000	4,889
4.250% due 08/15/2029		5,000	4,947
5.750% due 08/15/2029		$15,000	13,657

Altice France Holding SA
6.000% due 02/15/2028 (j)		20,000	17,290

Altice France SA
5.125% due 01/15/2029		16,000	14,363
5.125% due 07/15/2029		14,000	12,566
5.500% due 01/15/2028		20,000	18,575
5.500% due 10/15/2029		11,250	10,110

AMC Networks, Inc.
4.250% due 02/15/2029		15,300	14,298
4.750% due 08/01/2025		5,750	5,739
5.000% due 04/01/2024		3,000	2,996

American Airlines Pass-Through Trust
3.375% due 11/01/2028		3,517	3,388

American Airlines, Inc.
5.500% due 04/20/2026		20,500	20,683
5.750% due 04/20/2029		25,000	24,941

American Builders & Contractors Supply Co., Inc.
3.875% due 11/15/2029		15,000	14,018
4.000% due 01/15/2028		17,500	16,848

Amsted Industries, Inc.
4.625% due 05/15/2030		10,125	9,615
5.625% due 07/01/2027		1,125	1,129

ANGI Group LLC
3.875% due 08/15/2028		9,000	7,641

Antero Resources Corp.
5.375% due 03/01/2030		10,000	10,228
8.375% due 07/15/2026		3,413	3,767

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Apache Corp.
4.875% due 11/15/2027	$12,500	$12,837

APi Group DE, Inc.
4.125% due 07/15/2029	20,000	18,469

Aramark Services, Inc.
5.000% due 02/01/2028 (j)	8,000	7,774
6.375% due 05/01/2025	5,500	5,653

Arches Buyer, Inc.
4.250% due 06/01/2028	20,000	18,682
6.125% due 12/01/2028	6,500	6,021

Ardagh Metal Packaging Finance USA LLC
3.250% due 09/01/2028	7,000	6,367
4.000% due 09/01/2029	10,000	9,023

Ardagh Packaging Finance PLC
4.125% due 08/15/2026	12,000	11,575
5.250% due 04/30/2025	5,000	5,002
5.250% due 08/15/2027	10,000	9,255

Ascent Resources Utica Holdings LLC
5.875% due 06/30/2029	7,250	7,178
7.000% due 11/01/2026	5,000	5,136
8.250% due 12/31/2028	8,150	8,570

ASP Unifrax Holdings, Inc.
5.250% due 09/30/2028	10,000	9,302
7.500% due 09/30/2029	4,000	3,565

At Home Group, Inc.
4.875% due 07/15/2028	5,000	4,460
7.125% due 07/15/2029	10,000	8,669

ATS Automation Tooling Systems, Inc.
4.125% due 12/15/2028	7,500	7,059

Audacy Capital Corp.
6.500% due 05/01/2027	4,000	3,761
6.750% due 03/31/2029	4,500	4,210

Avantor Funding, Inc.
3.875% due 11/01/2029	5,000	4,707
4.625% due 07/15/2028	20,075	19,880

Avient Corp.
5.750% due 05/15/2025	7,500	7,712

Axalta Coating Systems LLC
3.375% due 02/15/2029	17,000	14,963
4.750% due 06/15/2027	10,000	9,633

B.C. Unlimited Liability Co.
3.500% due 02/15/2029	7,250	6,704
3.875% due 01/15/2028	10,000	9,494
4.000% due 10/15/2030	28,575	25,814
4.375% due 01/15/2028	5,000	4,809
5.750% due 04/15/2025	5,000	5,150

Ball Corp.
2.875% due 08/15/2030	17,000	15,266
3.125% due 09/15/2031	6,500	5,823
5.250% due 07/01/2025	10,000	10,607

Bath & Body Works, Inc.
6.625% due 10/01/2030	15,000	15,768
6.875% due 11/01/2035	25,000	25,798

24	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bausch Health Americas, Inc.
8.500% due 01/31/2027 (j)		$7,500	$7,487
9.250% due 04/01/2026		7,500	7,689

Bausch Health Cos., Inc.
4.875% due 06/01/2028		10,000	9,589
5.000% due 01/30/2028		10,000	8,253
5.250% due 01/30/2030		17,500	13,775
5.250% due 02/15/2031		7,500	5,848
5.500% due 11/01/2025		20,000	19,849
5.750% due 08/15/2027		10,125	9,995
6.250% due 02/15/2029		17,000	13,967
7.000% due 01/15/2028		10,000	8,969
7.250% due 05/30/2029		5,000	4,274
9.000% due 12/15/2025		8,000	8,297

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027		18,250	17,225

Beacon Roofing Supply, Inc.
4.125% due 05/15/2029		10,000	9,257
4.500% due 11/15/2026		7,000	6,968

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	15,000	18,254

BellRing Brands, Inc.
7.000% due 03/15/2030		$8,975	9,177

Black Knight InfoServ LLC
3.625% due 09/01/2028		12,500	11,861

Block, Inc.
2.750% due 06/01/2026		2,500	2,366
3.500% due 06/01/2031		12,500	11,458

Boise Cascade Co.
4.875% due 07/01/2030		7,500	7,298

Bombardier, Inc.
7.125% due 06/15/2026		11,000	10,793
7.500% due 03/15/2025		8,667	8,722
7.875% due 04/15/2027		7,750	7,597

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028		15,000	14,496
4.000% due 07/01/2029		5,250	5,133

Boyd Gaming Corp.
4.750% due 12/01/2027		5,000	4,981
4.750% due 06/15/2031		10,000	9,654

Buckeye Partners LP
4.125% due 03/01/2025		10,000	9,875
4.500% due 03/01/2028		6,500	6,240
5.850% due 11/15/2043		2,625	2,243

Builders FirstSource, Inc.
4.250% due 02/01/2032		9,000	8,396
5.000% due 03/01/2030		10,000	9,855
6.750% due 06/01/2027		5,514	5,730

Cable One, Inc.
4.000% due 11/15/2030		7,425	6,858

Cablevision Lightpath LLC
3.875% due 09/15/2027		6,000	5,622
5.625% due 09/15/2028		7,000	6,400

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Caesars Entertainment, Inc.
4.625% due 10/15/2029	$20,750	$19,427
6.250% due 07/01/2025	12,000	12,405

Caesars Resort Collection LLC
5.750% due 07/01/2025	7,125	7,280

Camelot Finance SA
4.500% due 11/01/2026	12,000	11,690

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028	12,000	11,736

Carnival Corp.
4.000% due 08/01/2028	24,000	22,351
5.750% due 03/01/2027	21,925	20,938
6.000% due 05/01/2029	12,500	11,796
7.625% due 03/01/2026	17,500	17,635
10.500% due 02/01/2026 (j)	5,000	5,568

Cascades, Inc.
5.125% due 01/15/2026	7,000	6,987
5.375% due 01/15/2028	7,500	7,501

Catalent Pharma Solutions, Inc.
3.125% due 02/15/2029	15,000	13,664
3.500% due 04/01/2030	8,700	7,956
5.000% due 07/15/2027	9,000	9,116

CCO Holdings LLC
4.250% due 02/01/2031	30,000	27,264
4.250% due 01/15/2034	15,000	13,050
4.500% due 08/15/2030	25,000	23,500
4.500% due 05/01/2032	25,000	22,902
4.500% due 06/01/2033	30,000	26,969
4.750% due 03/01/2030	25,000	24,050
5.000% due 02/01/2028	12,500	12,393
5.125% due 05/01/2027	10,000	10,028
5.375% due 06/01/2029	15,500	15,527

CD&R Smokey Buyer, Inc.
6.750% due 07/15/2025	10,000	10,292

CDI Escrow Issuer, Inc.
5.750% due 04/01/2030 (a)	12,500	12,641

Cedar Fair LP
5.250% due 07/15/2029	7,500	7,400

Centene Corp.
2.500% due 03/01/2031	12,000	10,610
2.625% due 08/01/2031	11,000	9,808
3.375% due 02/15/2030	10,000	9,427
4.250% due 12/15/2027	7,075	7,109
4.625% due 12/15/2029	12,700	12,825

Centennial Resource Production LLC
5.375% due 01/15/2026	6,500	6,318
6.875% due 04/01/2027 (j)	10,000	10,070

Central Garden & Pet Co.
4.125% due 10/15/2030	5,000	4,521
5.125% due 02/01/2028	4,500	4,476

Cheniere Energy Partners LP
3.250% due 01/31/2032	10,000	9,109
4.000% due 03/01/2031	17,000	16,506

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	25

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 10/01/2029	$11,750	$11,823

Cheniere Energy, Inc.
4.625% due 10/15/2028	18,750	18,837

Cheplapharm Arzneimittel GmbH
5.500% due 01/15/2028	7,500	7,271

Chesapeake Energy Corp.
5.500% due 02/01/2026	6,000	6,153
5.875% due 02/01/2029	3,450	3,567
6.750% due 04/15/2029	28,000	29,697

Churchill Downs, Inc.
4.750% due 01/15/2028	15,000	14,578
5.500% due 04/01/2027	5,000	5,065

Clarios Global LP
6.250% due 05/15/2026	12,600	12,982
6.750% due 05/15/2025	6,300	6,532
8.500% due 05/15/2027	12,000	12,466

Clarivate Science Holdings Corp.
3.875% due 07/01/2028	17,500	16,716
4.875% due 07/01/2029	9,575	9,028

Clean Harbors, Inc.
4.875% due 07/15/2027	5,500	5,496
5.125% due 07/15/2029	3,000	3,015

Clearwater Paper Corp.
4.750% due 08/15/2028	8,000	7,445
5.375% due 02/01/2025	5,000	5,063

Clydesdale Acquisition Holdings, Inc.
6.625% due 04/15/2029 (a)	6,500	6,581
8.750% due 04/15/2030 (a)	11,500	10,839

CNX Midstream Partners LP
4.750% due 04/15/2030	7,750	7,266

Colfax Corp.
6.375% due 02/15/2026	5,438	5,613

Colgate Energy Partners LLC
5.875% due 07/01/2029	10,000	10,327

CommScope Technologies LLC
5.000% due 03/15/2027	15,000	13,060
6.000% due 06/15/2025	10,000	9,483

CommScope, Inc.
4.750% due 09/01/2029	14,200	13,098
6.000% due 03/01/2026	5,000	5,064
7.125% due 07/01/2028	12,000	10,854
8.250% due 03/01/2027	12,500	12,171

Community Health Systems, Inc.
4.750% due 02/15/2031	20,000	18,928
5.250% due 05/15/2030	10,000	9,612
5.625% due 03/15/2027	15,000	15,296
6.000% due 01/15/2029	4,325	4,378
6.125% due 04/01/2030	10,750	10,024
6.875% due 04/15/2029	12,750	12,544
8.000% due 03/15/2026	10,000	10,426

Comstock Resources, Inc.
5.875% due 01/15/2030	9,000	8,879

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 03/01/2029		$12,000	$12,395
7.500% due 05/15/2025		4,110	4,181

Connect Finco SARL
6.750% due 10/01/2026		10,000	10,187

Consolidated Communications, Inc.
5.000% due 10/01/2028		4,375	3,774

Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026		8,000	4,250

CoreLogic, Inc.
4.500% due 05/01/2028		20,000	18,898

Cornerstone Building Brands, Inc.
6.125% due 01/15/2029		15,000	13,947

Coty, Inc.
3.875% due 04/15/2026	EUR	10,500	11,329
5.000% due 04/15/2026		$10,000	9,756
6.500% due 04/15/2026 (j)		17,000	16,929

Covanta Holding Corp.
4.875% due 12/01/2029		8,000	7,648
5.000% due 09/01/2030		5,000	4,748

Crocs, Inc.
4.125% due 08/15/2031		14,000	11,855

Crowdstrike Holdings, Inc.
3.000% due 02/15/2029		15,000	13,783

Crown Americas LLC
4.250% due 09/30/2026		8,050	8,079
4.750% due 02/01/2026		5,000	5,061

CSC Holdings LLC
3.375% due 02/15/2031		15,250	12,868
4.125% due 12/01/2030		10,000	8,782
4.625% due 12/01/2030		16,000	13,403
5.250% due 06/01/2024		7,000	7,021
5.375% due 02/01/2028		5,000	4,862
5.500% due 04/15/2027		12,000	11,917
5.750% due 01/15/2030		25,000	22,293
6.500% due 02/01/2029		12,000	12,118

DaVita, Inc.
3.750% due 02/15/2031		25,000	21,906
4.625% due 06/01/2030		25,000	23,380

DCP Midstream Operating LP
3.250% due 02/15/2032		12,000	10,824
5.125% due 05/15/2029		11,500	11,851
5.375% due 07/15/2025		15,000	15,488
5.625% due 07/15/2027		4,600	4,832

Diamond Foreign Asset Co. (9.000% Cash or 13.000% PIK)
9.000% due 04/22/2027 (b)		167	166

Diamond Offshore Drilling, Inc.
13.000% due 12/21/2026 «		88	88

Diamond Sports Group LLC
5.375% due 08/15/2026		17,500	6,803
6.625% due 08/15/2027		10,000	2,085

26	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DirecTV Financing LLC
5.875% due 08/15/2027	$20,000	$19,701

DISH DBS Corp.
5.000% due 03/15/2023	10,000	10,048
5.250% due 12/01/2026	14,000	13,361
5.750% due 12/01/2028	14,100	13,369
5.875% due 11/15/2024	12,500	12,486
7.750% due 07/01/2026 (j)	12,250	12,186

DKT Finance ApS
9.375% due 06/17/2023	7,000	7,004

DT Midstream, Inc.
4.125% due 06/15/2029	9,525	9,147
4.375% due 06/15/2031	11,000	10,551

Dun & Bradstreet Corp.
5.000% due 12/15/2029	3,500	3,294

Edgewell Personal Care Co.
4.125% due 04/01/2029	12,500	11,517
5.500% due 06/01/2028	10,000	9,966

Elanco Animal Health, Inc.
5.772% due 08/28/2023	11,916	12,322
6.400% due 08/28/2028	10,000	10,775

Elastic NV
4.125% due 07/15/2029	6,500	6,053

Element Solutions, Inc.
3.875% due 09/01/2028	12,500	11,695

Encino Acquisition Partners Holdings LLC
8.500% due 05/01/2028	10,000	10,309

Endo Dac
6.000% due 06/30/2028 (j)	10,000	5,688

Endo Luxembourg Finance Co. SARL
6.125% due 04/01/2029	10,000	9,137

Energizer Holdings, Inc.
4.375% due 03/31/2029	14,000	12,272
4.750% due 06/15/2028	10,000	9,102

EnLink Midstream LLC
5.375% due 06/01/2029	2,500	2,498
5.625% due 01/15/2028	2,200	2,247

EnLink Midstream Partners LP
4.150% due 06/01/2025	12,625	12,602
4.400% due 04/01/2024	2,500	2,537
4.850% due 07/15/2026	5,000	5,007
5.450% due 06/01/2047	6,250	5,278

EQM Midstream Partners LP
4.000% due 08/01/2024	15,000	14,861
4.125% due 12/01/2026	4,000	3,849
4.500% due 01/15/2029	7,500	7,028
4.750% due 07/15/2023	3,910	3,945
4.750% due 01/15/2031	9,500	8,897
5.500% due 07/15/2028	5,000	5,028
6.000% due 07/01/2025	2,500	2,554
6.500% due 07/01/2027	6,000	6,277
6.500% due 07/15/2048	6,250	6,043

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EQT Corp.
6.625% due 02/01/2025	$15,000	$15,862

FAGE International SA
5.625% due 08/15/2026	3,705	3,666

Fertitta Entertainment LLC
4.625% due 01/15/2029	10,000	9,495
6.750% due 01/15/2030	10,000	9,212

First Student Bidco, Inc.
4.000% due 07/31/2029	17,500	16,345

Flex Acquisition Co., Inc.
6.875% due 01/15/2025	7,500	7,532
7.875% due 07/15/2026	17,500	18,131

Ford Motor Co.
3.250% due 02/12/2032	13,250	11,856

Freeport-McMoRan, Inc.
5.250% due 09/01/2029	10,000	10,493
5.400% due 11/14/2034	20,000	22,238
5.450% due 03/15/2043	6,575	7,376

Frontier Communications Holdings LLC
5.000% due 05/01/2028	6,400	6,152
5.875% due 10/15/2027	9,175	9,125
6.750% due 05/01/2029	10,750	10,335

Gap, Inc.
3.625% due 10/01/2029	10,000	8,930
3.875% due 10/01/2031	13,275	11,590

Garda World Security Corp.
4.625% due 02/15/2027	12,000	11,526
6.000% due 06/01/2029	4,000	3,601

Gartner, Inc.
3.625% due 06/15/2029	10,000	9,389
3.750% due 10/01/2030	7,000	6,582
4.500% due 07/01/2028	7,000	6,982

GCP Applied Technologies, Inc.
5.500% due 04/15/2026	12,500	12,691

GFL Environmental, Inc.
3.500% due 09/01/2028	10,000	9,402
4.000% due 08/01/2028	10,000	9,211
4.250% due 06/01/2025	6,000	5,970

Global Medical Response, Inc.
6.500% due 10/01/2025	20,000	19,881

goeasy Ltd.
4.375% due 05/01/2026	6,500	6,134
5.375% due 12/01/2024	7,500	7,457

Graphic Packaging International LLC
3.500% due 03/15/2028	5,000	4,710
3.500% due 03/01/2029	6,500	5,992
3.750% due 02/01/2030	10,000	9,169
4.125% due 08/15/2024	5,000	5,064
4.875% due 11/15/2022	5,000	5,038

Grifols Escrow Issuer SA
4.750% due 10/15/2028	7,600	7,164

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	27

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

H-Food Holdings LLC
8.500% due 06/01/2026	$17,500	$16,845

Harsco Corp.
5.750% due 07/31/2027	5,875	5,700

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026 (j)	12,000	12,023

HCA, Inc.
3.500% due 09/01/2030	15,000	14,518
5.375% due 02/01/2025	10,000	10,417
5.875% due 05/01/2023	10,000	10,349
5.875% due 02/01/2029	10,000	10,948
8.360% due 04/15/2024	3,000	3,269

HealthEquity, Inc.
4.500% due 10/01/2029	5,000	4,744

Hertz Corp.
4.625% due 12/01/2026	4,500	4,208
5.000% due 12/01/2029	6,000	5,438

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032	20,000	18,184
3.750% due 05/01/2029	9,750	9,171
4.000% due 05/01/2031	9,025	8,536
4.875% due 01/15/2030	10,000	9,997
5.375% due 05/01/2025	5,750	5,890
5.750% due 05/01/2028	5,250	5,439

Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/2031	16,000	14,892
5.000% due 06/01/2029	11,250	10,750

Hilton Worldwide Finance LLC
4.875% due 04/01/2027	7,250	7,312

Hologic, Inc.
3.250% due 02/15/2029	10,000	9,350

Howard Midstream Energy Partners LLC
6.750% due 01/15/2027	7,175	7,039

Howmet Aerospace, Inc.
5.125% due 10/01/2024	10,000	10,362
5.950% due 02/01/2037	7,500	8,008

iHeartCommunications, Inc.
4.750% due 01/15/2028	5,000	4,785
5.250% due 08/15/2027	15,000	14,858

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)	10,000	9,814

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)	5,000	4,910

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)	5,000	4,935

II-VI, Inc.
5.000% due 12/15/2029	12,500	12,237

Imola Merger Corp.
4.750% due 05/15/2029	18,250	17,598

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	3,250	$3,406
3.375% due 01/15/2026		$7,500	6,992

Innophos Holdings, Inc.
9.375% due 02/15/2028		11,250	11,962

Installed Building Products, Inc.
5.750% due 02/01/2028		7,500	7,326

International Game Technology PLC
5.250% due 01/15/2029		5,000	4,993
6.250% due 01/15/2027		3,000	3,165
6.500% due 02/15/2025		12,000	12,598

IQVIA, Inc.
5.000% due 10/15/2026		20,000	20,373
5.000% due 05/15/2027		7,500	7,592

IRB Holding Corp.
7.000% due 06/15/2025		14,500	15,101

Iris Holdings, Inc. (8.750% Cash or 9.500% PIK)
8.750% due 02/15/2026 (b)		7,075	7,084

Jazz Securities DAC
4.375% due 01/15/2029		7,500	7,276

JELD-WEN, Inc.
4.625% due 12/15/2025		10,000	9,637
4.875% due 12/15/2027		15,250	14,632
6.250% due 05/15/2025		5,500	5,674

Kaiser Aluminum Corp.
4.625% due 03/01/2028		7,000	6,589

KFC Holding Co.
4.750% due 06/01/2027		8,000	8,133

Kraft Heinz Foods Co.
5.200% due 07/15/2045		14,750	15,985
5.500% due 06/01/2050		10,250	11,690

Kronos Acquisition Holdings, Inc.
5.000% due 12/31/2026		10,000	9,245
7.000% due 12/31/2027		3,750	3,176

LABL, Inc.
5.875% due 11/01/2028		5,575	5,237
6.750% due 07/15/2026		14,125	13,988

Lamar Media Corp.
3.625% due 01/15/2031		5,000	4,599
3.750% due 02/15/2028		5,565	5,292
4.875% due 01/15/2029		5,000	4,969

Lamb Weston Holdings, Inc.
4.125% due 01/31/2030		5,000	4,678
4.375% due 01/31/2032		5,000	4,679
4.875% due 05/15/2028		10,000	10,020

LBM Acquisition LLC
6.250% due 01/15/2029		22,250	20,868

Legacy LifePoint Health LLC
4.375% due 02/15/2027		10,000	9,682
6.750% due 04/15/2025		4,000	4,140

Legends Hospitality Holding Co. LLC
5.000% due 02/01/2026		5,500	5,287

28	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Level 3 Financing, Inc.
3.625% due 01/15/2029	$5,000	$4,384
3.750% due 07/15/2029	15,000	13,312
4.250% due 07/01/2028	9,250	8,501
5.375% due 05/01/2025	10,000	10,113

Levi Strauss & Co.
3.500% due 03/01/2031	7,500	6,884

LifePoint Health, Inc.
5.375% due 01/15/2029	7,500	7,102

Lindblad Expeditions LLC
6.750% due 02/15/2027	7,500	7,528

Live Nation Entertainment, Inc.
4.750% due 10/15/2027	3,000	2,930
4.875% due 11/01/2024	5,000	5,029
6.500% due 05/15/2027	10,750	11,460

LogMeIn, Inc.
5.500% due 09/01/2027	8,000	7,482

Madison IAQ LLC
4.125% due 06/30/2028	15,000	13,843
5.875% due 06/30/2029	18,500	16,629

Marriott Ownership Resorts, Inc.
4.500% due 06/15/2029	8,000	7,555
4.750% due 01/15/2028	7,000	6,751
6.125% due 09/15/2025	1,226	1,258

Masonite International Corp.
5.375% due 02/01/2028	10,000	10,089

Mattel, Inc.
3.375% due 04/01/2026	8,000	7,847
3.750% due 04/01/2029	7,500	7,227
5.875% due 12/15/2027	8,000	8,382
6.200% due 10/01/2040	750	864

Matthews International Corp.
5.250% due 12/01/2025	5,000	5,041

Mauser Packaging Solutions Holding Co.
5.500% due 04/15/2024	15,000	14,961

MEG Energy Corp.
5.875% due 02/01/2029	7,500	7,617
7.125% due 02/01/2027	15,000	15,725

MGM Resorts International
4.625% due 09/01/2026	10,000	9,863
5.500% due 04/15/2027	3,164	3,201
5.750% due 06/15/2025	4,102	4,211
6.000% due 03/15/2023	6,000	6,143

Midwest Gaming Borrower LLC
4.875% due 05/01/2029	14,000	12,934

Moog, Inc.
4.250% due 12/15/2027	18,850	18,344

Motion Bondco DAC
6.625% due 11/15/2027	8,000	7,555

Mozart Debt Merger Sub, Inc.
3.875% due 04/01/2029	24,250	22,462
5.250% due 10/01/2029	22,000	20,481

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MPH Acquisition Holdings LLC
5.500% due 09/01/2028	$15,225	$14,627
5.750% due 11/01/2028 (j)	22,625	20,471

MSCI, Inc.
3.250% due 08/15/2033	8,000	7,208
3.625% due 09/01/2030	4,000	3,758
3.875% due 02/15/2031	9,250	8,789
4.000% due 11/15/2029	10,000	9,730

Nabors Industries, Inc.
7.375% due 05/15/2027	6,750	7,023
9.000% due 02/01/2025	4,725	4,927

NCL Corp. Ltd.
3.625% due 12/15/2024	5,000	4,722
5.875% due 03/15/2026	8,775	8,348

NCR Corp.
5.000% due 10/01/2028	7,000	6,715
5.125% due 04/15/2029	5,000	4,813
5.250% due 10/01/2030	7,500	7,123
5.750% due 09/01/2027	4,000	4,005

NESCO Holdings, Inc.
5.500% due 04/15/2029	6,250	6,148

Nexstar Media, Inc.
4.750% due 11/01/2028	10,000	9,698
5.625% due 07/15/2027	12,500	12,668

NextEra Energy Operating Partners LP
4.250% due 07/15/2024	4,250	4,307
4.250% due 09/15/2024	91	92
4.500% due 09/15/2027	11,500	11,469

Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025 (j)	10,000	10,064

Nielsen Finance LLC
4.500% due 07/15/2029	5,000	4,999
4.750% due 07/15/2031	10,000	10,010
5.625% due 10/01/2028	6,000	6,050
5.875% due 10/01/2030	10,000	10,035

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)	2,342	2,647

Northriver Midstream Finance LP
5.625% due 02/15/2026	15,300	15,260

Novelis Corp.
3.250% due 11/15/2026	10,875	10,402
3.875% due 08/15/2031	17,000	15,577
4.750% due 01/30/2030	24,000	23,346

NuStar Logistics LP
5.750% due 10/01/2025	9,000	9,185
6.375% due 10/01/2030	7,500	7,610

Occidental Petroleum Corp.
4.300% due 08/15/2039	10,000	9,471
4.400% due 04/15/2046	5,000	4,760
4.625% due 06/15/2045	11,210	10,898
5.500% due 12/01/2025 (h)	10,000	10,539
5.550% due 03/15/2026	9,335	9,906
5.875% due 09/01/2025	8,000	8,509

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	29

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.125% due 01/01/2031 (h)(j)		$2,000	$2,253
6.200% due 03/15/2040		7,750	8,619
6.375% due 09/01/2028		6,500	7,328
6.450% due 09/15/2036		15,000	17,649
6.600% due 03/15/2046		17,500	20,600
6.625% due 09/01/2030		15,000	17,231
6.950% due 07/01/2024		1,000	1,075
7.500% due 05/01/2031		5,000	6,109
8.000% due 07/15/2025		4,500	5,058
8.875% due 07/15/2030		12,100	15,533

Olympus Water U.S. Holding Corp.
4.250% due 10/01/2028		30,000	27,306
5.375% due 10/01/2029	EUR	8,650	8,395
6.250% due 10/01/2029		$15,000	13,304

ON Semiconductor Corp.
3.875% due 09/01/2028		11,000	10,517

Open Text Corp.
3.875% due 12/01/2029		7,250	6,899

Open Text Holdings, Inc.
4.125% due 12/01/2031		7,500	7,038

Option Care Health, Inc.
4.375% due 10/31/2029		12,500	11,742

Organon & Co.
4.125% due 04/30/2028		25,000	23,850
5.125% due 04/30/2031		28,000	27,058

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		26,625	27,458
7.375% due 06/01/2025		7,000	7,221

Outfront Media Capital LLC
4.250% due 01/15/2029		5,000	4,657
4.625% due 03/15/2030		5,000	4,716
5.000% due 08/15/2027		15,000	14,697
6.250% due 06/15/2025		7,500	7,706

Owens & Minor, Inc.
6.625% due 04/01/2030		10,000	10,304

P&L Development LLC
7.750% due 11/15/2025		6,000	5,538

Pactiv Evergreen Group Issuer LLC
4.375% due 10/15/2028		12,000	11,048

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027		26,750	24,883

Pactiv LLC
7.950% due 12/15/2025		10,972	11,205

Papa John’s International, Inc.
3.875% due 09/15/2029		5,000	4,595

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		15,000	14,022

Park River Holdings, Inc.
5.625% due 02/01/2029		14,000	11,335
6.750% due 08/01/2029		8,000	6,692

PDC Energy, Inc.
5.750% due 05/15/2026		10,000	10,153
6.125% due 09/15/2024		1,500	1,520

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Performance Food Group, Inc.
4.250% due 08/01/2029	$8,000	$7,300
5.500% due 10/15/2027	10,000	9,964
6.875% due 05/01/2025	3,500	3,626

PetSmart, Inc.
4.750% due 02/15/2028	25,000	24,193
7.750% due 02/15/2029	25,000	25,843

PGT Innovations, Inc.
4.375% due 10/01/2029	11,500	10,745

Picasso Finance Sub, Inc.
6.125% due 06/15/2025	4,050	4,123

PM General Purchaser LLC
9.500% due 10/01/2028	5,000	4,923

Post Holdings, Inc.
4.500% due 09/15/2031	25,000	22,187
4.625% due 04/15/2030	20,475	18,470
5.500% due 12/15/2029	9,875	9,517
5.625% due 01/15/2028	10,000	9,832
5.750% due 03/01/2027	7,069	7,113

PRA Health Sciences, Inc.
2.875% due 07/15/2026	7,000	6,670

Premier Entertainment Sub LLC
5.625% due 09/01/2029	15,500	13,353
5.875% due 09/01/2031	15,500	13,261

Presidio Holdings, Inc.
4.875% due 02/01/2027	10,000	9,871

Prime Healthcare Services, Inc.
7.250% due 11/01/2025	20,000	20,525

Prime Security Services Borrower LLC
3.375% due 08/31/2027	13,875	12,712
5.250% due 04/15/2024	12,000	12,304
5.750% due 04/15/2026	11,125	11,362
6.250% due 01/15/2028	14,000	13,723

Radiate Holdco LLC
4.500% due 09/15/2026	15,000	14,499
6.500% due 09/15/2028	15,000	14,212

Range Resources Corp.
4.750% due 02/15/2030	5,000	4,974
4.875% due 05/15/2025	5,000	5,069
5.000% due 03/15/2023	2,242	2,261
8.250% due 01/15/2029	8,500	9,327

Rattler Midstream LP
5.625% due 07/15/2025	4,575	4,650

Rite Aid Corp.
7.500% due 07/01/2025	5,000	4,672
8.000% due 11/15/2026	4,000	3,688

ROBLOX Corp.
3.875% due 05/01/2030	10,000	9,366

Rockcliff Energy LLC
5.500% due 10/15/2029	15,000	15,039

Rockies Express Pipeline LLC
3.600% due 05/15/2025	3,200	3,150

30	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.800% due 05/15/2030		$6,000	$5,696
4.950% due 07/15/2029		11,750	11,405
6.875% due 04/15/2040		5,000	4,952

Rolls-Royce PLC
4.625% due 02/16/2026	EUR	1,750	2,039
5.750% due 10/15/2027		$8,000	8,227
5.750% due 10/15/2027	GBP	1,750	2,403

Royal Caribbean Cruises Ltd.
5.500% due 04/01/2028		$10,000	9,547
9.125% due 06/15/2023		12,500	13,030
11.500% due 06/01/2025		4,563	5,019

RP Escrow Issuer LLC
5.250% due 12/15/2025		6,600	6,456

Sabre Global, Inc.
7.375% due 09/01/2025		7,250	7,583
9.250% due 04/15/2025		6,500	7,217

Scientific Games International, Inc.
5.000% due 10/15/2025		5,000	5,125
7.000% due 05/15/2028		7,000	7,268

SCIH Salt Holdings, Inc.
4.875% due 05/01/2028		18,000	16,990
6.625% due 05/01/2029 (j)		10,000	8,997

Scotts Miracle-Gro Co.
4.000% due 04/01/2031		5,000	4,369
4.375% due 02/01/2032		5,000	4,437
5.250% due 12/15/2026		5,000	5,088

Scripps Escrow, Inc.
3.875% due 01/15/2029		8,000	7,444
5.875% due 07/15/2027		6,750	6,765

Seagate HDD Cayman
3.125% due 07/15/2029		5,750	5,173
3.375% due 07/15/2031		10,050	8,956

Sealed Air Corp.
5.125% due 12/01/2024		7,500	7,795
5.250% due 04/01/2023		4,000	4,055
6.875% due 07/15/2033		8,710	9,948

Select Medical Corp.
6.250% due 08/15/2026		17,500	18,136

Sensata Technologies BV
4.875% due 10/15/2023		7,000	7,218
5.000% due 10/01/2025		5,000	5,077

Sensata Technologies, Inc.
3.750% due 02/15/2031		14,000	12,972
4.375% due 02/15/2030		5,000	4,792

Sigma Holdco BV
5.750% due 05/15/2026	EUR	10,500	9,554
7.875% due 05/15/2026		$21,435	17,815

Simmons Foods, Inc.
4.625% due 03/01/2029		14,000	13,143

Sinclair Television Group, Inc.
4.125% due 12/01/2030		10,000	8,935
5.125% due 02/15/2027		4,000	3,638
5.500% due 03/01/2030 (j)		5,000	4,337

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sirius XM Radio, Inc.
3.125% due 09/01/2026	$5,000	$4,734
3.875% due 09/01/2031	7,250	6,610
4.000% due 07/15/2028	17,500	16,649
4.125% due 07/01/2030	15,000	14,065
5.000% due 08/01/2027	5,000	4,997

SM Energy Co.
6.500% due 07/15/2028 (j)	17,000	17,564

Southwestern Energy Co.
4.750% due 02/01/2032	10,000	10,001
5.375% due 02/01/2029	15,000	15,208
5.375% due 03/15/2030	16,750	17,046
7.750% due 10/01/2027	4,000	4,239

Spectrum Brands, Inc.
3.875% due 03/15/2031	10,000	8,840
5.000% due 10/01/2029	10,000	9,427
5.750% due 07/15/2025	660	673

Speedway Motorsports LLC
4.875% due 11/01/2027	12,500	12,194

Spirit AeroSystems, Inc.
5.500% due 01/15/2025	4,750	4,768
7.500% due 04/15/2025	10,075	10,451

SRS Distribution, Inc.
4.625% due 07/01/2028	15,000	14,358
6.000% due 12/01/2029	16,250	15,063
6.125% due 07/01/2029	10,000	9,237

Standard Industries, Inc.
3.375% due 01/15/2031	25,500	22,351
4.375% due 07/15/2030	15,500	14,217
4.750% due 01/15/2028	12,500	11,975
5.000% due 02/15/2027	10,000	9,931

Staples, Inc.
7.500% due 04/15/2026	22,500	21,874
10.750% due 04/15/2027	5,000	4,455

Station Casinos LLC
4.500% due 02/15/2028	8,000	7,602
4.625% due 12/01/2031	10,000	9,165

Stericycle, Inc.
3.875% due 01/15/2029	5,000	4,656

Stevens Holding Co., Inc.
6.125% due 10/01/2026	15,000	15,509

Strathcona Resources Ltd.
6.875% due 08/01/2026	12,000	12,107

Suburban Propane Partners LP
5.000% due 06/01/2031	11,725	11,008

Summer BC Bidco B LLC
5.500% due 10/31/2026	10,000	9,638

Switch Ltd.
3.750% due 09/15/2028	12,250	11,901

Syneos Health, Inc.
3.625% due 01/15/2029	10,000	9,256

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	31

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

T-Mobile USA, Inc.
2.250% due 02/15/2026	$10,000	$9,434
2.625% due 02/15/2029	20,000	18,282
2.875% due 02/15/2031	20,000	18,050
3.375% due 04/15/2029	6,750	6,429
3.500% due 04/15/2031	15,000	14,138
4.750% due 02/01/2028	8,250	8,394

Team Health Holdings, Inc.
6.375% due 02/01/2025	20,000	17,983

TEGNA, Inc.
4.625% due 03/15/2028	10,000	9,961
4.750% due 03/15/2026	5,000	5,006
5.000% due 09/15/2029	15,000	15,057

Teleflex, Inc.
4.250% due 06/01/2028	15,000	14,635

Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028	8,000	7,800

Tempo Acquisition LLC
5.750% due 06/01/2025	7,500	7,577

Tenet Healthcare Corp.
4.375% due 01/15/2030	11,000	10,573
4.625% due 09/01/2024	9,000	9,077
4.625% due 06/15/2028	10,000	9,824
4.875% due 01/01/2026	4,125	4,166
5.125% due 11/01/2027	5,000	5,030
6.125% due 10/01/2028	30,000	30,521
6.250% due 02/01/2027	7,250	7,451
6.750% due 06/15/2023	27,500	28,675
6.875% due 11/15/2031	500	535

Terminix Co. LLC
7.250% due 03/01/2038	2,000	2,370

Thor Industries, Inc.
4.000% due 10/15/2029	7,625	6,704

TK Elevator U.S. Newco, Inc.
5.250% due 07/15/2027	12,550	12,427

TopBuild Corp.
4.125% due 02/15/2032	11,000	9,990

TransDigm, Inc.
4.625% due 01/15/2029	23,250	21,767
5.500% due 11/15/2027	28,000	27,825
6.250% due 03/15/2026	15,000	15,418
6.375% due 06/15/2026	11,000	11,113
8.000% due 12/15/2025	6,000	6,281

Transocean Guardian Ltd.
5.875% due 01/15/2024	8,838	8,473

Transocean Pontus Ltd.
6.125% due 08/01/2025	5,074	5,051

Travel & Leisure Co.
4.500% due 12/01/2029	12,500	11,616
4.625% due 03/01/2030	12,500	11,649
6.625% due 07/31/2026	10,000	10,441

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TripAdvisor, Inc.
7.000% due 07/15/2025	$6,000	$6,206

Triumph Group, Inc.
6.250% due 09/15/2024	7,000	6,976
7.750% due 08/15/2025 (j)	7,000	7,059
8.875% due 06/01/2024	8,850	9,363

Twilio, Inc.
3.625% due 03/15/2029	7,800	7,362
3.875% due 03/15/2031	8,425	7,845

Twitter, Inc.
3.875% due 12/15/2027	7,000	6,813

U.S. Foods, Inc.
4.625% due 06/01/2030	5,925	5,492
4.750% due 02/15/2029	20,000	19,101
6.250% due 04/15/2025	11,500	11,802

Uber Technologies, Inc.
4.500% due 08/15/2029	22,500	21,136

United Airlines, Inc.
4.375% due 04/15/2026	10,000	9,850
4.625% due 04/15/2029	23,350	22,234

United Rentals North America, Inc.
4.000% due 07/15/2030	12,500	11,977
5.500% due 05/15/2027	10,000	10,355

Univar Solutions USA, Inc.
5.125% due 12/01/2027	12,500	12,512

Univision Communications, Inc.
4.500% due 05/01/2029	25,000	23,830
5.125% due 02/15/2025	15,000	15,032
6.625% due 06/01/2027	15,000	15,730
9.500% due 05/01/2025	3,000	3,154

UPC Holding BV
5.500% due 01/15/2028	20,000	19,794

USA Compression Partners LP
6.875% due 04/01/2026	5,000	5,053
6.875% due 09/01/2027	3,500	3,519

Veritas U.S., Inc.
7.500% due 09/01/2025	12,500	11,874

Vertiv Group Corp.
4.125% due 11/15/2028	20,600	18,824

Viasat, Inc.
5.625% due 09/15/2025	10,000	9,783
5.625% due 04/15/2027	1,500	1,480
6.500% due 07/15/2028	8,000	7,690

Viavi Solutions, Inc.
3.750% due 10/01/2029	6,000	5,638

Victoria’s Secret & Co.
4.625% due 07/15/2029	7,250	6,539

Viking Cruises Ltd.
7.000% due 02/15/2029	8,000	7,376
13.000% due 05/15/2025	10,000	11,130

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029	7,000	6,403

32	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Virgin Media Finance PLC
5.000% due 07/15/2030 (j)	$10,000	$9,459

Virgin Media Secured Finance PLC
4.500% due 08/15/2030	13,000	12,139
5.500% due 05/15/2029	10,000	9,941

Vmed O2 U.K. Financing PLC
4.250% due 01/31/2031	16,000	14,655
4.750% due 07/15/2031	15,000	14,160

WESCO Distribution, Inc.
7.125% due 06/15/2025	18,000	18,745
7.250% due 06/15/2028	18,000	19,139

Western Midstream Operating LP
4.550% due 02/01/2030	10,000	9,968
5.450% due 04/01/2044	12,500	12,698
5.750% due 02/01/2050	25,000	24,422

White Cap Buyer LLC
6.875% due 10/15/2028	23,000	21,822

White Cap Parent LLC (8.250% Cash or 9.000% PIK)
8.250% due 03/15/2026 (b)	8,250	8,115

Williams Scotsman International, Inc.
4.625% due 08/15/2028	8,875	8,663

WMG Acquisition Corp.
3.000% due 02/15/2031	20,000	17,929
3.750% due 12/01/2029	10,000	9,421
3.875% due 07/15/2030	15,000	14,318

WR Grace Holdings LLC
4.875% due 06/15/2027	10,000	9,797
5.625% due 10/01/2024	9,000	9,131
5.625% due 08/15/2029	12,375	11,603

WW International, Inc.
4.500% due 04/15/2029	12,000	9,740

Wyndham Hotels & Resorts, Inc.
4.375% due 08/15/2028	10,000	9,637

Wynn Las Vegas LLC
5.250% due 05/15/2027 (j)	14,000	13,572
5.500% due 03/01/2025	14,000	14,020

Wynn Macau Ltd.
5.125% due 12/15/2029	5,000	4,247
5.500% due 01/15/2026	400	364
5.625% due 08/26/2028	2,000	1,742

Wynn Resorts Finance LLC
5.125% due 10/01/2029	8,000	7,543

XPO Logistics, Inc.
6.250% due 05/01/2025	17,500	18,109

Yum! Brands, Inc.
3.625% due 03/15/2031	12,500	11,418
4.625% due 01/31/2032	12,500	12,112
4.750% due 01/15/2030	7,000	6,878
6.875% due 11/15/2037	5,250	5,870
7.750% due 04/01/2025	2,000	2,078

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	20,000	18,440

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.125% due 03/01/2028	$15,000	$13,455

Ziff Davis, Inc.
4.625% due 10/15/2030	9,561	9,119

Ziggo Bond Co. BV
5.125% due 02/28/2030	10,950	10,210

Ziggo BV
4.875% due 01/15/2030	15,000	14,155

ZoomInfo Technologies LLC
3.875% due 02/01/2029	10,000	9,153

		6,851,484

UTILITIES 5.6%

Antero Midstream Partners LP
5.375% due 06/15/2029	10,000	10,007
5.750% due 03/01/2027	5,000	5,100

Blue Racer Midstream LLC
6.625% due 07/15/2026	8,000	8,136
7.625% due 12/15/2025	6,500	6,809

Calpine Corp.
3.750% due 03/01/2031	15,000	13,453
4.500% due 02/15/2028	7,750	7,573
5.000% due 02/01/2031	10,000	9,117
5.125% due 03/15/2028 (j)	10,000	9,544
5.250% due 06/01/2026	4,511	4,539

Clearway Energy Operating LLC
3.750% due 01/15/2032	7,000	6,454
4.750% due 03/15/2028	14,500	14,588

Crestwood Midstream Partners LP
5.625% due 05/01/2027	10,000	9,929
6.000% due 02/01/2029	6,000	5,990

CrownRock LP
5.625% due 10/15/2025	20,000	20,406

Embarq Corp.
7.995% due 06/01/2036	7,500	7,239

Endeavor Energy Resources LP
5.750% due 01/30/2028	24,150	24,992
6.625% due 07/15/2025	7,050	7,326

FirstEnergy Corp.
2.250% due 09/01/2030	10,000	8,869
3.400% due 03/01/2050	2,275	1,921
4.400% due 07/15/2027	1,860	1,875
5.350% due 07/15/2047	4,000	4,182

Genesis Energy LP
6.250% due 05/15/2026	5,000	4,847
6.500% due 10/01/2025	2,000	1,976
7.750% due 02/01/2028	2,000	2,014
8.000% due 01/15/2027	11,500	11,843

Lumen Technologies, Inc.
4.000% due 02/15/2027	6,325	5,901
4.500% due 01/15/2029	3,750	3,232
7.500% due 04/01/2024	10,000	10,565

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	33

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NRG Energy, Inc.
3.375% due 02/15/2029	$8,750	$7,794
3.625% due 02/15/2031	10,000	8,810
3.875% due 02/15/2032	14,750	13,009
5.250% due 06/15/2029	7,875	7,712
6.625% due 01/15/2027	4,460	4,602

NSG Holdings LLC
7.750% due 12/15/2025	11,407	11,699

Pacific Gas & Electric Co.
2.500% due 02/01/2031	3,000	2,592

PG&E Corp.
5.000% due 07/01/2028 (j)	5,000	4,838
5.250% due 07/01/2030	10,000	9,712

Sprint Capital Corp.
6.875% due 11/15/2028	14,000	16,247
8.750% due 03/15/2032	25,000	33,722

Sprint Corp.
7.125% due 06/15/2024	20,000	21,476
7.625% due 02/15/2025	25,000	27,280
7.875% due 09/15/2023	15,000	15,956

Talen Energy Supply LLC
6.625% due 01/15/2028	3,000	2,795
7.250% due 05/15/2027	5,875	5,499
7.625% due 06/01/2028	4,000	3,713

Tallgrass Energy Partners LP
5.500% due 01/15/2028	10,000	9,695
6.000% due 12/31/2030	4,875	4,738
7.500% due 10/01/2025	4,250	4,483

Targa Resources Partners LP
5.000% due 01/15/2028	12,000	12,180
5.500% due 03/01/2030	10,000	10,398
5.875% due 04/15/2026	5,000	5,160
6.500% due 07/15/2027	7,000	7,377
6.875% due 01/15/2029	10,000	10,747

Telecom Italia Capital SA
6.375% due 11/15/2033	10,000	9,575
7.200% due 07/18/2036	5,000	4,872

TerraForm Power Operating LLC
4.250% due 01/31/2023	5,000	4,993
4.750% due 01/15/2030	7,500	7,330
5.000% due 01/31/2028	15,000	14,968

Transocean Poseidon Ltd.
6.875% due 02/01/2027	4,688	4,648

Transocean Proteus Ltd.
6.250% due 12/01/2024	4,250	4,224

		541,271

Total Corporate Bonds & Notes (Cost $8,500,030)		8,237,409

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

Countrywide Alternative Loan Trust
2.581% due 10/25/2035 ^~	$7	$6

Countrywide Home Loan Mortgage Pass-Through Trust
3.117% due 02/20/2036 ^~	36	30

First Horizon Alternative Mortgage Securities Trust
2.373% due 10/25/2034 ~	8	8

GreenPoint Mortgage Funding Trust
0.857% due 10/25/2046 ^•	269	266
0.857% due 12/25/2046 ^•	262	254

GSR Mortgage Loan Trust
2.463% due 04/25/2035 ~	7	6

HarborView Mortgage Loan Trust
2.561% due 08/19/2036 ^~	13	13

Lehman XS Trust
0.937% due 09/25/2046 ^•	11	14

Residential Accredit Loans, Inc. Trust
4.397% due 09/25/2035 ^~	7	6

Structured Asset Mortgage Investments Trust
0.877% due 05/25/2036 •	427	411
0.949% due 07/19/2035 •	11	11

TBW Mortgage-Backed Trust
6.515% due 07/25/2037 þ	158	82

WaMu Mortgage Pass-Through Certificates Trust
1.277% due 12/25/2045 ~	109	105

Total Non-Agency Mortgage-Backed Securities (Cost $969)		1,212

ASSET-BACKED SECURITIES 0.0%

Morgan Stanley Mortgage Loan Trust
1.177% due 04/25/2037 •	252	98

NovaStar Mortgage Funding Trust
0.557% due 03/25/2037 •	59	26

Total Asset-Backed Securities (Cost $247)		124

	SHARES
COMMON STOCKS 0.2%

ENERGY 0.2%

Noble Corp. (c)(h)	470,339	16,485

INDUSTRIALS 0.0%

Diamond Offshore Drilling, Inc. (c)	57,365	409

Noble Corp. (c)	73,206	2,566

		2,975

34	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2022

	SHARES	MARKET VALUE (000S)
MATERIALS 0.0%

Associated Materials Group, Inc. « (c)	3,684,112	$0

Total Common Stocks (Cost $5,150)		19,460

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.4%

REPURCHASE AGREEMENTS (i) 2.2%

		213,070

U.S. TREASURY BILLS 2.2%
0.248% due 04/12/2022 - 06/09/2022 (d)(e)(l)(n)	$212,500	212,431

Total Short-Term Instruments (Cost $425,502)		425,501

Total Investments in Securities (Cost $9,264,439)		9,011,567

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.4%

SHORT-TERM INSTRUMENTS 5.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.4%

PIMCO Short-Term Floating NAV Portfolio III	53,387,428	$518,392

Total Short-Term Instruments (Cost $523,905)		518,392

Total Investments in Affiliates (Cost $523,905)		518,392

Total Investments 99.2% (Cost $9,788,344)		$9,529,959

Financial Derivative Instruments (k)(m) 0.0% (Cost or Premiums, net $51,533)		1,329

Other Assets and Liabilities, net 0.8%		72,016

Net Assets 100.0%		$9,603,304

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security did not produce income within the last twelve months.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	35

Schedule of Investments PIMCO High Yield Fund (Cont.)

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Noble Corp.	02/05/2021 - 02/08/2021	$5,150	$16,485	0.17%
Occidental Petroleum Corp. 5.500% due 12/01/2025	12/08/2020	10,000	10,539	0.11
Occidental Petroleum Corp. 6.125% due 01/01/2031	12/08/2020	2,000	2,253	0.02

		$17,150	$29,277	0.30%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BSN	0.280%	03/31/2022	04/01/2022	$72,900	U.S. Treasury Notes 0.125% due 08/31/2023	$(74,432)	$72,900	$72,901
FICC	0.010	03/31/2022	04/01/2022	15,670	U.S. Treasury Bills 0.000% due 08/04/2022	(15,983)	15,670	15,670
JPS	0.280	03/31/2022	04/01/2022	60,900	U.S. Treasury Notes 1.625% due 05/15/2026	(62,025)	60,900	60,900
SAL	0.280	03/31/2022	04/01/2022	63,600	U.S. Treasury Notes 2.500% due 08/15/2023	(65,005)	63,600	63,601

Total Repurchase Agreements						$(217,445)	$213,070	$213,072

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	(1.750)%	03/18/2022	04/12/2022		$(3,061)	$(3,059)
	(0.750)	03/18/2022	04/12/2022		(1,928)	(1,927)
	0.000	03/18/2022	04/12/2022		(8,557)	(8,557)
BRC	(2.950)	11/05/2021	TBD	(3)	(8,071)	(7,974)
	0.050	03/18/2022	TBD	(3)	(12,301)	(12,302)
	0.150	03/28/2022	TBD	(3)	(5,980)	(5,980)
FBF	(0.750)	10/22/2021	TBD	(3)	(4,187)	(4,173)
JML	(0.500)	03/30/2022	04/22/2022		(1,097)	(1,097)
	(0.250)	03/21/2022	04/12/2022		(1,480)	(1,480)
	0.050	03/21/2022	04/12/2022		(3,320)	(3,320)
	0.150	03/18/2022	04/22/2022		(1,779)	(1,779)
	0.150	03/21/2022	04/12/2022		(4,224)	(4,224)
	0.180	03/18/2022	04/22/2022		(27,413)	(27,415)
	0.180	03/21/2022	04/21/2022		(1,842)	(1,842)
	0.180	03/31/2022	04/12/2022		(2,255)	(2,255)
	0.200	03/18/2022	04/22/2022		(3,404)	(3,404)
JPS	0.150	03/18/2022	04/22/2022		(2,176)	(2,176)
NOM	0.000	03/18/2022	TBD	(3)	(2,826)	(2,826)
RDR	(1.000)	03/18/2022	TBD	(3)	(2,016)	(2,015)
	0.150	03/18/2022	TBD	(3)	(7,328)	(7,329)

Total Reverse Repurchase Agreements						$(105,134)

36	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(13,543)	$0	$(13,543)	$18,807	$5,264
BRC	0	(26,256)	0	(26,256)	30,200	3,944
BSN	72,901	0	0	72,901	(74,432)	(1,531)
FBF	0	(4,173)	0	(4,173)	5,217	1,044
FICC	15,670	0	0	15,670	(15,983)	(313)
JML	0	(46,816)	0	(46,816)	58,093	11,277
JPS	60,900	(2,176)	0	58,724	(59,249)	(525)
NOM	0	(2,826)	0	(2,826)	2,908	82
RDR	0	(9,344)	0	(9,344)	9,771	427
SAL	63,601	0	0	63,601	(65,004)	(1,403)

Total Borrowings and Other Financing Transactions	$213,072	$(105,134)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(62,536)	$0	$(42,598)	$(105,134)

Total Borrowings	$0	$(62,536)	$0	$(42,598)	$(105,134)

Payable for reverse repurchase agreements					$(105,134)

(j)	Securities with an aggregate market value of $130,980 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(117,156) at a weighted average interest rate of (0.254%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	37

Schedule of Investments PIMCO High Yield Fund (Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/ Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-36 5-Year Index	5.000%	Quarterly	06/20/2026	$145,000	$14,625	$(5,112)	$9,513	$2	$0
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026	400,000	36,948	(11,106)	25,842	0	(165)

Total Swap Agreements					$51,573	$(16,218)	$35,355	$2	$(165)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$2	$2	$0	$0	$(165)	$(165)

(l)

Securities with an aggregate market value of $8,864 and cash of $37,709 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

38	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2022

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	05/2022		CAD	7,124	$		5,596	$0	$(101)
MYI	04/2022	$		47,583		EUR	42,731	0	(312)
	05/2022		EUR	42,731	$		47,624	313	0
RBC	05/2022	$		1,212		CHF	1,118	0	(1)
SCX	04/2022		EUR	42,731	$		48,057	786	0
	04/2022		GBP	17,667			23,711	503	0
	05/2022			17,667			23,257	53	0

Total Forward Foreign Currency Contracts								$1,655	$(414)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	1.043%	Maturity	06/21/2022	$113,300	$(13)	$1,850	$1,837	$0
MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.928% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/20/2022	56,300	(14)	(1,433)	0	(1,447)
	Receive	iBoxx USD Liquid High Yield Index	N/A	1.043%	Maturity	06/20/2022	103,500	(10)	(874)	0	(884)
	Receive	iBoxx USD Liquid High Yield Index	N/A	1.043%	Maturity	06/21/2022	26,900	(3)	748	745	0

Total Swap Agreements								$(40)	$291	$2,582	$(2,331)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$(101)	$0	$0	$(101)	$(101)	$0	$(101)
BPS	0	0	1,837	1,837	0	0	0	0	1,837	(1,806)	31
MYC	0	0	745	745	0	0	(2,331)	(2,331)	(1,586)	1,641	55
MYI	313	0	0	313	(312)	0	0	(312)	1	0	1
RBC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SCX	1,342	0	0	1,342	0	0	0	0	1,342	(830)	512

Total Over the Counter	$1,655	$0	$2,582	$4,237	$(414)	$0	$(2,331)	$(2,745)

(n)

Securities with an aggregate market value of $1,641 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	39

Schedule of Investments PIMCO High Yield Fund (Cont.)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$0	$2

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,655	$0	$1,655
Swap Agreements	0	0	0	0	2,582	2,582

	$0	$0	$0	$1,655	$2,582	$4,237

	$0	$2	$0	$1,655	$2,582	$4,239

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$165	$0	$0	$0	$165

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$414	$0	$414
Swap Agreements	0	0	0	0	2,331	2,331

	$0	$0	$0	$414	$2,331	$2,745

	$0	$165	$0	$414	$2,331	$2,910

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$41,158	$0	$0	$(30)	$41,128

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,108	$0	$5,108
Swap Agreements	0	0	0	0	4,934	4,934

	$0	$0	$0	$5,108	$4,934	$10,042

	$0	$41,158	$0	$5,108	$4,904	$51,170

40	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2022

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(28,700)	$0	$0	$0	$(28,700)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,367)	$0	$(1,367)
Swap Agreements	0	0	0	0	(4,016)	(4,016)

	$0	$0	$0	$(1,367)	$(4,016)	$(5,383)

	$0	$(28,700)	$0	$(1,367)	$(4,016)	$(34,083)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$327,861	$0	$327,861
Corporate Bonds & Notes
Banking & Finance	0	844,654	0	844,654
Industrials	0	6,851,396	88	6,851,484
Utilities	0	541,271	0	541,271
Non-Agency Mortgage-Backed Securities	0	1,212	0	1,212
Asset-Backed Securities	0	124	0	124
Common Stocks
Energy	16,485	0	0	16,485
Industrials	0	2,975	0	2,975
Short-Term Instruments
Repurchase Agreements	0	213,070	0	213,070
U.S. Treasury Bills	0	212,431	0	212,431

	$16,485	$8,994,994	$88	$9,011,567

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$518,392	$0	$0	$518,392

Total Investments	$534,877	$8,994,994	$88	$9,529,959

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2	0	2
Over the counter	0	4,237	0	4,237

	$0	$4,239	$0	$4,239

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(165)	0	(165)
Over the counter	0	(2,745)	0	(2,745)

	$0	$(2,910)	$0	$(2,910)

Total Financial Derivative Instruments	$0	$1,329	$0	$1,329

Totals	$534,877	$8,996,323	$88	$9,531,288

There were no significant transfers into or out of Level 3 during the period ended March 31, 2022.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	41

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO High Yield Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

42	PIMCO HIGH YIELD FUND

March 31, 2022

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the

ANNUAL REPORT	MARCH 31, 2022	43

Notes to Financial Statements (Cont.)

Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

44	PIMCO HIGH YIELD FUND

March 31, 2022

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.)

ANNUAL REPORT	MARCH 31, 2022	45

Notes to Financial Statements (Cont.)

equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

46	PIMCO HIGH YIELD FUND

March 31, 2022

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

ANNUAL REPORT	MARCH 31, 2022	47

Notes to Financial Statements (Cont.)

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value   The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

48	PIMCO HIGH YIELD FUND

March 31, 2022

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2022	49

Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended March 31, 2022 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$746,376	$2,825,859	$(3,045,100)	$(447)	$(8,296)	$518,392	$9,959	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

50	PIMCO HIGH YIELD FUND

March 31, 2022

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the

ANNUAL REPORT	MARCH 31, 2022	51

Notes to Financial Statements (Cont.)

effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

52	PIMCO HIGH YIELD FUND

March 31, 2022

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Line of Credit  The Fund entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Fund pays financing charges based on a combination of a LIBOR-based variable rate plus a credit spread. The Fund also pays a fee of 0.15% per annum on the unused commitment

ANNUAL REPORT	MARCH 31, 2022	53

Notes to Financial Statements (Cont.)

amounts. As of March 31, 2022, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statement of Assets and Liabilities. Interest and Commitment and Upfront fees, if any, paid by the Fund are disclosed as part of the interest expense on the Statement of Operations.

During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

$335,000,000	08/30/2022	$1,140,130

*	Maximum available commitment prior to renewal on August 31, 2021, for the Fund was $559,000,000.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(d) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income

54	PIMCO HIGH YIELD FUND

March 31, 2022

represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(e) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(f) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

ANNUAL REPORT	MARCH 31, 2022	55

Notes to Financial Statements (Cont.)

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2022, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit

56	PIMCO HIGH YIELD FUND

March 31, 2022

default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

ANNUAL REPORT	MARCH 31, 2022	57

Notes to Financial Statements (Cont.)

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the

58	PIMCO HIGH YIELD FUND

March 31, 2022

credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is

ANNUAL REPORT	MARCH 31, 2022	59

Notes to Financial Statements (Cont.)

equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed

60	PIMCO HIGH YIELD FUND

March 31, 2022

income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

ANNUAL REPORT	MARCH 31, 2022	61

Notes to Financial Statements (Cont.)

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

62	PIMCO HIGH YIELD FUND

March 31, 2022

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

ANNUAL REPORT	MARCH 31, 2022	63

Notes to Financial Statements (Cont.)

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

64	PIMCO HIGH YIELD FUND

March 31, 2022

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

ANNUAL REPORT	MARCH 31, 2022	65

Notes to Financial Statements (Cont.)

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.30%	0.40%	0.50%(1)	0.30%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2022, the Distributor retained $5,155,667

66	PIMCO HIGH YIELD FUND

March 31, 2022

representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

ANNUAL REPORT	MARCH 31, 2022	67

Notes to Financial Statements (Cont.)

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the amount was $21,936.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$96,675	$406,308

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

68	PIMCO HIGH YIELD FUND

March 31, 2022

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$0	$77,069	$2,544,424	$3,487,194

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	359,549	$3,225,024	845,592	$7,258,418

I-2	30,628	273,803	42,584	369,441

I-3	2,187	19,577	7,141	62,169

Administrative Class	24,553	220,232	33,870	298,139

Class A	11,926	107,099	19,863	173,430

Class C	402	3,602	1,292	11,197

Class R	1,258	11,275	1,993	17,305

Issued as reinvestment of distributions

Institutional Class	39,221	350,829	41,594	365,473

I-2	2,341	20,935	1,834	16,114

I-3	212	1,911	162	1,436

Administrative Class	2,056	18,405	1,745	15,335

Class A	2,857	25,546	2,821	24,726

Class C	111	995	200	1,748

Class R	164	1,468	155	1,358

Cost of shares redeemed

Institutional Class	(507,815)	(4,534,736)	(605,483)	(5,298,563)

I-2	(28,037)	(249,819)	(30,745)	(266,630)

I-3	(5,750)	(51,265)	(2,774)	(24,179)

Administrative Class	(28,808)	(256,909)	(27,183)	(237,979)

Class A	(15,324)	(136,557)	(21,489)	(187,475)

Class C	(1,475)	(13,156)	(5,580)	(49,312)

Class R	(1,290)	(11,494)	(1,551)	(13,611)

Net increase (decrease) resulting from Fund share transactions	(111,034)	$(973,235)	306,041	$2,538,540

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

ANNUAL REPORT	MARCH 31, 2022	69

Notes to Financial Statements (Cont.)

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO High Yield Fund	$38,643	$111,939	$(276,305)	$(4,989)	$0	$0	$0	$(130,712)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, straddle loss deferrals, and interest accrued on defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

70	PIMCO HIGH YIELD FUND

March 31, 2022

As of March 31, 2022, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO High Yield Fund	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO High Yield Fund	$9,841,779	$151,272	$(426,246)	$(274,974)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, straddle loss deferrals, and interest accrued on defaulted securities.

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2022			March 31, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO High Yield Fund	$488,592	$0	$0	$491,335	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2022	71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO High Yield Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2022, the related statement of operations for the year ended March 31, 2022, the statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

72	PIMCO HIGH YIELD FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPS	J.P. Morgan Securities LLC
BOS	BofA Securities, Inc.	MYC	Morgan Stanley Capital Services LLC
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	NOM	Nomura Securities International Inc.
BSN	The Bank of Nova Scotia - Toronto	RBC	Royal Bank of Canada
FBF	Credit Suisse International	RDR	RBC Capital Markets LLC
FICC	Fixed Income Clearing Corporation	SAL	Citigroup Global Markets, Inc.
JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank, London

Currency Abbreviations:
CAD	Canadian Dollar	GBP	British Pound
CHF	Swiss Franc	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	PRIME	Daily US Prime Rate
LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
AID	Agency International Development	PIK	Payment-in-Kind
DAC	Designated Activity Company	TBA	To-Be-Announced
LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

ANNUAL REPORT	MARCH 31, 2022	73

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends
PIMCO High Yield Fund	0%	0%	$488,592	$0	$451,049

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO High Yield Fund	0%

74	PIMCO HIGH YIELD FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2022	75

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

76	PIMCO HIGH YIELD FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2022	77

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

78	PIMCO HIGH YIELD FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2022	79

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

80	PIMCO HIGH YIELD FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3020AR_033122

PIMCO FUNDS

Annual Report

March 31, 2022

PIMCO Income Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Thank you for the assets you have placed with us. We deeply value your trust and will continue to work diligently to meet your broad investment needs. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2022. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. More recently, the war in Ukraine and its repercussions led to increased uncertainties around the world. Looking back, second quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.7%, moderating to 2.3% during the year’s third quarter and rising to 6.9% during the fourth quarter. For first quarter 2022, the Commerce Department’s initial estimate of annualized GDP growth — released after the reporting period ended — was -1.4%. The economy’s contraction was attributed to decreases in private inventory investment, exports, federal government spending, and state and local government spending.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy. At its meeting in November 2021, the Fed began reducing the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities. In December, the Fed further reduced the monthly pace of its purchases, putting it on track to conclude its asset purchases in mid-March 2022. Moreover, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank currently anticipates raising rates six more times before the end of the year as it attempts to rein in inflation.

In its January 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 4.0% in 2022, compared to 5.6% in 2021. Elsewhere, the IMF forecasts 2022 GDP growth of 3.9% in the eurozone, 4.7% in the U.K. and 3.3% in Japan. For comparison purposes, in 2021, the GDP of these economies grew 5.2%, 7.2% and 1.6%, respectively.

The Bank of England (the “BoE”) also tightened its monetary policy. In December 2021, the BoE raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February and March 2022. While the European Central Bank initially diverged from the Fed and the BoE, persistent inflation may cause the central bank to tighten monetary policy later in the year. Elsewhere, the Bank of Japan maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

2	PIMCO INCOME FUND

During the reporting period, both short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.32% on March 31, 2022 versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -3.64%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -4.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment grade bonds, returned -0.67%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -6.18%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -8.53%.

Amid periods of volatility, global equities posted mixed results during the reporting period. All told, U.S. equities, as represented by the S&P 500 Index, returned 15.65%, fueled by overall positive investor demand and growth in the economy. Global equities, as represented by the MSCI World Index, returned 10.12%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -11.37%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.96% and European equities, as represented by the MSCI Europe Index (in EUR), returned 9.34%.

Commodity prices were volatile and generated positive returns. Brent crude oil, which was approximately $63 a barrel at the start of the reporting period, rose to roughly $109 a barrel at the end of March 2022. We believe that drivers of the increase in oil price were stronger demand as global economic growth improved and supply issues due to the war in Ukraine. Prices of other commodities, such as copper and gold, also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period the U.S. dollar returned 5.65%, 4.86% and 9.02% versus the euro, the British pound and the Japanese yen, respectively.

For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

ANNUAL REPORT	MARCH 31, 2022	3

Chairman’s Letter (Cont.)

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INCOME FUND

Important Information About the PIMCO Income Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Income Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

ANNUAL REPORT	MARCH 31, 2022	5

Important Information About the PIMCO Income Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

In February 2022, Russia launched an invasion of Ukraine resulting in sanctions imposed upon various Russian entities and persons. The Fund may invest in securities and instruments that are economically tied to Russia. Such investments may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The reductions in liquidity in investments tied to Russia may cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments tied to Russia that the Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of the Fund and its shareholders.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart

6	PIMCO INCOME FUND

reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Income Fund	03/30/07	03/30/07	04/30/08	04/27/18	03/30/07	03/30/07	03/30/07	03/30/07	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the

ANNUAL REPORT	MARCH 31, 2022	7

Important Information About the PIMCO Income Fund (Cont.)

investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief

8	PIMCO INCOME FUND

from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

ANNUAL REPORT	MARCH 31, 2022	9

PIMCO Income Fund

Cumulative Returns Through March 31, 2022

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2022

	1 Year	5 Years	10 Years	Fund Inception (03/30/07)
PIMCO Income Fund Institutional Class	(1.54)%	3.59%	5.96%	7.24%
PIMCO Income Fund I-2	(1.64)%	3.48%	5.86%	7.14%
PIMCO Income Fund I-3	(1.69)%	3.42%	5.76%	7.03%
PIMCO Income Fund Administrative Class	(1.79)%	3.33%	5.71%	6.98%
PIMCO Income Fund Class A	(1.93)%	3.18%	5.55%	6.81%
PIMCO Income Fund Class A (adjusted)	(5.64)%	2.39%	5.15%	6.54%
PIMCO Income Fund Class C	(2.67)%	2.41%	4.80%	6.04%
PIMCO Income Fund Class C (adjusted)	(3.62)%	2.41%	4.80%	6.04%
PIMCO Income Fund Class R	(2.18)%	2.92%	5.30%	6.55%
Bloomberg U.S. Aggregate Index	(4.15)%	2.14%	2.24%	3.56%
Lipper Multi-Sector Income Funds Average	(2.19)%	2.89%	3.51%	4.53%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 03/31/2007.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.62% for Institutional Class shares, 0.72% for I-2 shares, 0.82% for I-3 shares, 0.87% for Administrative Class shares, 1.02% for Class A shares, 1.77% for Class C shares and 1.27% for Class R shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO INCOME FUND

Institutional Class - PIMIX	I-2 - PONPX	I-3 - PIPNX	Administrative Class - PIINX
Class A - PONAX	Class C - PONCX	Class R - PONRX

Allocation Breakdown as of March 31, 2022†§

Non-Agency Mortgage-Backed Securities	26.0%
Corporate Bonds & Notes	18.8%
U.S. Government Agencies	18.0%
Asset-Backed Securities	11.3%
U.S. Treasury Obligations	11.0%
Short-Term Instruments‡	4.8%
Sovereign Issues	4.0%
Loan Participations and Assignments	3.2%
Preferred Securities	1.6%
Other	1.3%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to non-agency mortgage-backed securities contributed to performance, as prices for these securities appreciated.

»	Long exposure to a basket of emerging market currencies contributed to performance, as these currencies appreciated versus the U.S. dollar.

»	Long exposure to inflation-linked securities contributed to performance, as breakeven rates rose.
»	Long exposure to emerging market local debt detracted from performance, as emerging market interest rates broadly rose.

»	Long exposure to emerging market external debt detracted from performance, as spreads widened in select markets.

»	Long exposure to U.S. duration detracted from performance, as interest rates rose.

ANNUAL REPORT	MARCH 31, 2022	11

Expense Example PIMCO Income Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2021 to March 31, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Beginning Account Value (10/01/21)	Ending Account Value (03/31/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$959.60	$2.49	$1,000.00	$1,022.39	$2.57	0.51%
I-2	1,000.00	959.20	2.98	1,000.00	1,021.89	3.07	0.61
I-3	1,000.00	958.90	3.22	1,000.00	1,021.64	3.33	0.66
Administrative Class	1,000.00	958.40	3.71	1,000.00	1,021.14	3.83	0.76
Class A	1,000.00	957.70	4.44	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	954.10	8.09	1,000.00	1,016.65	8.35	1.66
Class R	1,000.00	956.50	5.66	1,000.00	1,019.15	5.84	1.16

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO INCOME FUND

Benchmark Description

Index*	Benchmark Description

Bloomberg U.S. Aggregate Index	Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2022	13

Financial Highlights PIMCO Income Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2022	$11.98	$0.43	$(0.61)	$(0.18)	$(0.48)	$0.00	$0.00	$(0.48)

03/31/2021	10.97	0.46	1.09	1.55	(0.26)	0.00	(0.28)	(0.54)

03/31/2020	12.00	0.54	(0.87)	(0.33)	(0.70)	0.00	0.00	(0.70)

03/31/2019	12.21	0.56	(0.10)	0.46	(0.67)	0.00	0.00	(0.67)

03/31/2018	12.24	0.56	0.08	0.64	(0.67)	0.00	0.00	(0.67)

I-2

03/31/2022	11.98	0.42	(0.61)	(0.19)	(0.47)	0.00	0.00	(0.47)

03/31/2021	10.97	0.45	1.09	1.54	(0.25)	0.00	(0.28)	(0.53)

03/31/2020	12.00	0.53	(0.87)	(0.34)	(0.69)	0.00	0.00	(0.69)

03/31/2019	12.21	0.55	(0.11)	0.44	(0.65)	0.00	0.00	(0.65)

03/31/2018	12.24	0.54	0.08	0.62	(0.65)	0.00	0.00	(0.65)

I-3

03/31/2022	11.98	0.41	(0.61)	(0.20)	(0.46)	0.00	0.00	(0.46)

03/31/2021	10.97	0.44	1.09	1.53	(0.24)	0.00	(0.28)	(0.52)

03/31/2020	12.00	0.52	(0.87)	(0.35)	(0.68)	0.00	0.00	(0.68)

04/27/2018 - 03/31/2019	12.10	0.52	(0.03)	0.49	(0.59)	0.00	0.00	(0.59)

Administrative Class

03/31/2022	11.98	0.40	(0.61)	(0.21)	(0.45)	0.00	0.00	(0.45)

03/31/2021	10.97	0.43	1.09	1.52	(0.23)	0.00	(0.28)	(0.51)

03/31/2020	12.00	0.51	(0.87)	(0.36)	(0.67)	0.00	0.00	(0.67)

03/31/2019	12.21	0.53	(0.10)	0.43	(0.64)	0.00	0.00	(0.64)

03/31/2018	12.24	0.52	0.09	0.61	(0.64)	0.00	0.00	(0.64)

Class A

03/31/2022	11.98	0.38	(0.61)	(0.23)	(0.43)	0.00	0.00	(0.43)

03/31/2021	10.97	0.41	1.10	1.51	(0.22)	0.00	(0.28)	(0.50)

03/31/2020	12.00	0.49	(0.87)	(0.38)	(0.65)	0.00	0.00	(0.65)

03/31/2019	12.21	0.51	(0.10)	0.41	(0.62)	0.00	0.00	(0.62)

03/31/2018	12.24	0.51	0.08	0.59	(0.62)	0.00	0.00	(0.62)

Class C

03/31/2022	11.98	0.29	(0.61)	(0.32)	(0.34)	0.00	0.00	(0.34)

03/31/2021	10.97	0.32	1.10	1.42	(0.13)	0.00	(0.28)	(0.41)

03/31/2020	12.00	0.40	(0.87)	(0.47)	(0.56)	0.00	0.00	(0.56)

03/31/2019	12.21	0.42	(0.10)	0.32	(0.53)	0.00	0.00	(0.53)

03/31/2018	12.24	0.41	0.08	0.49	(0.52)	0.00	0.00	(0.52)

14	PIMCO INCOME FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.32	(1.62)%	$76,380,731	0.51%		0.51%		0.50%		0.50%		3.61%		319%

11.98	14.37	74,544,238	0.62		0.62		0.50		0.50		3.91		396

10.97	(3.09)	59,316,252	1.09		1.09		0.50		0.50		4.51		421

12.00	3.91	61,701,317	1.05		1.05		0.50		0.50		4.71		472

12.21	5.27	52,201,634	0.72	(e)	0.72	(e)	0.48	(e)	0.48	(e)	4.51		266

11.32	(1.72)	33,996,793	0.61		0.61		0.60		0.60		3.51		319

11.98	14.26	34,285,486	0.72		0.72		0.60		0.60		3.81		396

10.97	(3.19)	29,064,542	1.19		1.19		0.60		0.60		4.40		421

12.00	3.80	26,387,730	1.15		1.15		0.60		0.60		4.60		472

12.21	5.17	25,015,439	0.82	(f)	0.82	(f)	0.58	(f)	0.58	(f)	4.41		266

11.32	(1.77)	878,330	0.66		0.71		0.65		0.70		3.46		319

11.98	14.21	1,020,788	0.77		0.82		0.65		0.70		3.76		396

10.97	(3.24)	678,734	1.24		1.29		0.65		0.70		4.33		421

12.00	4.24	408,716	1.20	*	1.25	*	0.65	*	0.70	*	4.75	*	472

11.32	(1.87)	377,580	0.76		0.76		0.75		0.75		3.37		319

11.98	14.09	454,978	0.87		0.87		0.75		0.75		3.66		396

10.97	(3.33)	403,685	1.34		1.34		0.75		0.75		4.25		421

12.00	3.65	417,229	1.30		1.30		0.75		0.75		4.46		472

12.21	5.01	401,440	0.97	(e)	0.97	(e)	0.73	(e)	0.73	(e)	4.26		266

11.32	(2.02)	15,042,742	0.91		0.91		0.90		0.90		3.21		319

11.98	13.92	17,240,908	1.02		1.02		0.90		0.90		3.52		396

10.97	(3.48)	15,928,413	1.49		1.49		0.90		0.90		4.12		421

12.00	3.49	21,103,370	1.45		1.45		0.90		0.90		4.29		472

12.21	4.85	25,214,615	1.12	(g)	1.12	(g)	0.88	(g)	0.88	(g)	4.16		266

11.32	(2.75)	5,616,649	1.66		1.66		1.65		1.65		2.46		319

11.98	13.08	7,005,169	1.77		1.77		1.65		1.65		2.77		396

10.97	(4.20)	7,924,011	2.24		2.24		1.65		1.65		3.36		421

12.00	2.72	8,344,530	2.20		2.20		1.65		1.65		3.55		472

12.21	4.07	9,122,805	1.87	(g)	1.87	(g)	1.63	(g)	1.63	(g)	3.35		266

ANNUAL REPORT	MARCH 31, 2022	15

Financial Highlights PIMCO Income Fund (Consolidated) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2022	$11.98	$0.35	$(0.61)	$(0.26)	$(0.40)	$0.00	$0.00	$(0.40)

03/31/2021	10.97	0.38	1.10	1.48	(0.19)	0.00	(0.28)	(0.47)

03/31/2020	12.00	0.46	(0.87)	(0.41)	(0.62)	0.00	0.00	(0.62)

03/31/2019	12.21	0.48	(0.10)	0.38	(0.59)	0.00	0.00	(0.59)

03/31/2018	12.24	0.48	0.08	0.56	(0.59)	0.00	0.00	(0.59)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.25%.
(f)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.35%.
(g)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.40%.

16	PIMCO INCOME FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$11.32	(2.26)%	$511,456	1.16%		1.16%		1.15%		1.15%		2.96%	319%

11.98	13.64	542,629	1.27		1.27		1.15		1.15		3.26	396

10.97	(3.72)	512,039	1.74		1.74		1.15		1.15		3.85	421

12.00	3.23	489,890	1.70		1.70		1.15		1.15		4.06	472

12.21	4.59	449,900	1.37	(g)	1.37	(g)	1.13	(g)	1.13	(g)	3.86	266

ANNUAL REPORT	MARCH 31, 2022	17

Consolidated Statement of Assets and Liabilities PIMCO Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$143,291,645
Investments in Affiliates	7,697,535

Financial Derivative Instruments
Exchange-traded or centrally cleared	205,198
Over the counter	1,375,720
Deposits with counterparty	132,901
Foreign currency, at value	469,303
Receivable for investments sold	1,833,359
Receivable for TBA investments sold	42,061,766
Receivable for Fund shares sold	189,754
Interest and/or dividends receivable	657,713
Dividends receivable from Affiliates	1,201
Reimbursement receivable from PIMCO	39
Other assets	10

Total Assets	197,916,144

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$402,260
Payable for short sales	4,759,184

Financial Derivative Instruments
Exchange-traded or centrally cleared	358,983
Over the counter	1,770,857
Payable for investments purchased	3,100,271
Payable for investments in Affiliates purchased	1,201
Payable for TBA investments purchased	53,710,185
Payable for unfunded loan commintments	106,259
Deposits from counterparty	469,587
Payable for Fund shares redeemed	309,440
Distributions payable	42,590
Overdraft due to custodian	9,742
Accrued investment advisory fees	28,477
Accrued supervisory and administrative fees	34,281
Accrued distribution fees	3,806
Accrued servicing fees	4,545
Accrued taxes payable	195

Total Liabilities	65,111,863

Net Assets	$132,804,281

Net Assets Consist of:

Paid in capital	$140,264,281
Distributable earnings (accumulated loss)	(7,460,000)

Net Assets	$132,804,281

Cost of investments in securities	$148,881,079
Cost of investments in Affiliates	$7,610,503
Cost of foreign currency held	$463,985
Proceeds received on short sales	$4,782,807
Cost or premiums of financial derivative instruments, net	$765,661

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

Net Assets:

Institutional Class	$76,380,731
I-2	33,996,793
I-3	878,330
Administrative Class	377,580
Class A	15,042,742
Class C	5,616,649
Class R	511,456

Shares Issued and Outstanding:

Institutional Class	6,747,794
I-2	3,003,420
I-3	77,592
Administrative Class	33,357
Class A	1,328,934
Class C	496,196
Class R	45,184

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.32
I-2	11.32
I-3	11.32
Administrative Class	11.32
Class A	11.32
Class C	11.32
Class R	11.32

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2022	19

Consolidated Statement of Operations PIMCO Income Fund

Year Ended March 31, 2022
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$5,665,459
Dividends, net of foreign taxes**	106,539
Dividends from Investments in Affiliates	61,194
Total Income	5,833,192

Expenses:

Investment advisory fees	353,835
Supervisory and administrative fees	428,040
Distribution and/or servicing fees - Administrative Class	1,132
Distribution and/or servicing fees - Class A	42,283
Distribution and/or servicing fees - Class C	65,168
Distribution and/or servicing fees - Class R	2,711
Trustee fees	761
Interest expense	13,980
Miscellaneous expense	382
Total Expenses	908,292
Waiver and/or Reimbursement by PIMCO	(528)
Net Expenses	907,764

Net Investment Income (Loss)	4,925,428

Net Realized Gain (Loss):

Investments in securities	692,313
Investments in Affiliates	(51,866)
Exchange-traded or centrally cleared financial derivative instruments	2,387,900
Over the counter financial derivative instruments	1,151,970
Short sales	309
Foreign currency	(101,162)

Net Realized Gain (Loss)	4,079,464

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(9,414,507)
Investments in Affiliates	220,110
Exchange-traded or centrally cleared financial derivative instruments	(1,996,986)
Over the counter financial derivative instruments	(516,310)
Foreign currency assets and liabilities	117,359

Net Change in Unrealized Appreciation (Depreciation)	(11,590,334)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,585,442)

* Foreign tax withholdings - Interest	$47
** Foreign tax withholdings - Dividends	$165

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO INCOME FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Income Fund

(Amounts in thousands†)	Year Ended March 31, 2022	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,925,428	$4,715,413
Net realized gain (loss)	4,079,464	(1,358,224)
Net change in unrealized appreciation (depreciation)	(11,590,334)	12,757,015

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,585,442)	16,114,204

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(3,220,241)	(1,485,409)
I-2	(1,418,896)	(678,114)
I-3	(40,920)	(17,035)
Administrative Class	(17,065)	(8,631)
Class A	(612,561)	(310,018)
Class C	(186,818)	(88,659)
Class R	(18,291)	(8,520)

Tax basis return of capital
Institutional Class	0	(1,604,266)
I-2	0	(760,828)
I-3	0	(19,912)
Administrative Class	0	(10,398)
Class A	0	(400,887)
Class C	0	(186,282)
Class R	0	(12,722)

Total Distributions(a)	(5,514,792)	(5,591,681)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	5,810,319	10,743,997

Total Increase (Decrease) in Net Assets	(2,289,915)	21,266,520

Net Assets:

Beginning of year	135,094,196	113,827,676
End of year	$132,804,281	$135,094,196

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2022	21

Consolidated Schedule of Investments PIMCO Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.7%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$128,500	$130,381

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~		43,800	43,417

Aramark Services, Inc.
2.207% (LIBOR03M + 1.750%) due 03/11/2025 ~		9,978	9,816

Avantor Funding, Inc.
2.500% (LIBOR03M + 2.000%) due 11/21/2024 ~		882	878

Avolon TLB Borrower 1 (U.S.) LLC
2.250% (LIBOR03M + 1.500%) due 02/12/2027 ~		15,586	15,259
2.500% (LIBOR03M + 1.750%) due 01/15/2025 ~		33,008	32,596
2.750% (LIBOR03M + 2.250%) due 12/01/2027 ~		20,605	20,450

Axalta Coating Systems US Holdings Inc.
2.756% (LIBOR03M + 1.750%) due 06/01/2024 ~		3,584	3,562

Bausch Health Co., Inc.
3.207% (LIBOR03M + 2.750%) due 11/27/2025 ~		13,671	13,568
3.457% (LIBOR03M + 3.000%) due 06/02/2025 ~		17,106	16,993

Caesars Resort Collection LLC
3.207% (LIBOR03M + 2.750%) due 12/23/2024 ~		249,149	248,215
3.957% (LIBOR03M + 3.500%) due 07/21/2025 ~		131,396	130,848

Camelot U.S. Acquisition Co.
3.457% (LIBOR03M + 3.000%) due 10/30/2026 ~		3,324	3,284

Carnival Corp.
3.750% (LIBOR03M + 3.000%) due 06/30/2025 ~		247,330	241,517
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	105,263	115,088
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		$112,651	110,304

Cengage Learning, Inc.
5.750% (LIBOR03M + 4.750%) due 07/14/2026 ~		89,781	89,248

CenturyLink, Inc.
2.707% (LIBOR03M + 2.250%) due 03/15/2027 ~		20,937	20,417

Charter Communications Operating LLC
2.210% (LIBOR03M + 1.750%) due 02/01/2027 ~		11,975	11,889

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Clear Channel Outdoor Holdings, Inc.
3.799% (LIBOR03M + 3.500%) due 08/21/2026 ~		$13,346	$13,143

CommScope, Inc.
3.707% (LIBOR03M + 3.250%) due 04/06/2026 ~		31,785	31,085

Delos Finance SARL
2.756% (LIBOR03M + 1.750%) due 10/06/2023 ~		19,850	19,732

DirecTV Financing LLC
5.750% (LIBOR03M + 5.000%) due 08/02/2027 ~		76,305	76,328

Elanco Animal Health, Inc.
1.981% (LIBOR03M + 1.750%) due 08/01/2027 ~		18,216	17,959

Encina Private Credit LLC
TBD% - 4.988% (LIBOR03M + 3.988%) due 11/30/2025 «~µ		207,764	207,764

Enterprise Merger Sub, Inc.
4.207% (LIBOR03M + 3.750%) due 10/10/2025 ~		297,357	199,973

Fidere Gestion De Vivienda
2.500% (EUR003M + 2.500%) due 08/15/2023 «~(l)	EUR	84,251	88,911

Ford Motor Co.
2.200% (LIBOR03M + 1.750%) due 12/31/2022 ~		$36,429	36,201

Forest City Enterprises LP
3.957% (LIBOR03M + 3.500%) due 12/08/2025 ~		11,098	11,042

Galderma
4.756% (LIBOR03M + 3.750%) due 10/01/2026 ~		52,957	52,684

GHH Holdings Ltd.
2.334% (BP0003M + 1.850%) due 12/04/2024 «(l)	GBP	75,000	95,710

GVC Holdings PLC
2.250% (EUR003M + 2.250%) due 03/29/2024 ~	EUR	19,717	21,526

Hertz Corp.
3.707% (LIBOR03M + 3.250%) due 06/30/2028 ~		$12,546	12,478
3.750% (LIBOR03M + 3.250%) due 06/30/2028 ~		2,340	2,327

Hilton Worldwide Finance LLC
2.207% (LIBOR03M + 1.750%) due 06/22/2026 ~		126,904	125,679

Hotel Ltd.
2.418% (BP0003M + 1.900%) due 02/07/2023 «(l)	GBP	54,000	70,586

22	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ICON Luxembourg SARL
3.256% (LIBOR03M + 2.250%) due 07/03/2028 ~		$11,009	$10,961
3.313% (LIBOR03M + 2.250%) due 07/03/2028 ~		44,187	43,994

iHeartCommunications, Inc.
3.457% (LIBOR03M + 3.000%) due 05/01/2026 ~		2,695	2,683

II-VI, Inc.
TBD% due 12/01/2028		60,910	60,605

Ineos Finance PLC
2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	106,861	117,427

Intelsat Jackson Holdings SA
4.920% due 02/01/2029		$171,573	169,036

IQVIA, Inc.
2.000% (EUR003M + 2.000%) due 03/07/2024	EUR	10,310	11,264

Isla Vista Owner LLC
4.224% (LIBOR03M + 2.674%) due 05/09/2022 «(l)		$53,500	53,485

Kiinteisto oy Paulon Talo
2.300% (EUR003M + 2.300%) due 11/15/2022 «~(l)	EUR	39,497	43,611

Lealand Finance Co. BV
3.457% (LIBOR03M + 3.000%) due 06/28/2024 «~		$2,410	1,506

Lealand Finance Co. BV (1.475% Cash and 3.000% PIK)
4.475% (LIBOR03M + 1.000%) due 06/30/2025 ~(c)		5,506	2,670

Marriott Ownership Resorts, Inc.
2.207% (LIBOR03M + 1.750%) due 08/29/2025 ~		8,758	8,554

MH Sub LLC
3.957% (LIBOR03M + 3.500%) due 09/13/2024 ~		19,414	19,220

Nielsen Finance LLC
2.306% (LIBOR03M + 2.000%) due 10/04/2023 ~		15,607	15,601

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ortho-Clinical Diagnostics SA
3.235% (LIBOR03M + 3.000%) due 06/30/2025 ~		$4,895	$4,884

Petco Health & Wellness Co., Inc.
4.256% (LIBOR03M + 3.250%) due 03/03/2028 ~		65,516	64,967

PetSmart, Inc.
4.500% (LIBOR03M + 3.750%) due 02/11/2028 ~		13,134	13,095

Press Ganey (Azalea Topco)
3.799% - 3.957% (LIBOR03M + 3.500%) due 07/24/2026		6,162	6,097

Project Quasar Pledgco SLU
3.250% (EUR003M + 3.250%) due 03/15/2026 «~	EUR	145,786	159,974

PUG LLC
3.957% (LIBOR03M + 3.500%) due 02/12/2027 ~		$7,173	7,052

RegionalCare Hospital Partners Holdings, Inc.
4.197% (LIBOR03M + 3.750%) due 11/16/2025 ~		9,260	9,215

SBA Senior Finance LLC
2.210% (LIBOR03M + 1.750%) due 04/11/2025 ~		5,775	5,716

Scientific Games International, Inc.
3.207% (LIBOR03M + 2.750%) due 08/14/2024 ~		52,354	52,165

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		47,854	47,959

Sequa Mezzanine Holdings LLC (11.750% Cash)
11.750% (LIBOR03M + 10.750%) due 04/28/2024 ~		15,179	15,093

Serta Simmons Bedding LLC
4.500% (LIBOR03M + 3.500%) due 11/08/2023 ~		4,940	3,044

Sierra Hamilton LLC
15.000% due 09/12/2023 «		3	3

Sigma Bidco B.V.
3.500% (EUR003M + 3.500%) due 07/02/2025 ~	EUR	42,800	44,433

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	23

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sinclair Television Group, Inc.
2.960% (LIBOR03M + 2.500%) due 09/30/2026 ~	$10,296	$10,009

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~	124,975	129,388

Softbank Vision Fund
5.000% due 12/21/2025 «	633,571	633,571

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~	29,413	29,137

SS&C European Holdings SARL
2.207% (LIBOR03M + 1.750%) due 04/16/2025 ~	14,557	14,366

SS&C Technologies, Inc.
2.207% (LIBOR03M + 1.750%) due 04/16/2025 ~	17,837	17,603

Starfruit Finco BV
4.006% (LIBOR03M + 3.000%) due 10/01/2025 ~	31,559	31,099

Starwood Capital
2.352% (LIBOR03M + 2.000%) due 03/11/2023 «~	50,427	50,471

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~	28,201	27,482

Trans Union LLC
2.750% (LIBOR03M + 2.250%) due 12/01/2028 ~	32,307	32,085

TransDigm, Inc.
2.707% (LIBOR03M + 2.250%) due 08/22/2024 ~	20,355	20,106
2.707% (LIBOR03M + 2.250%) due 05/30/2025 ~	23,364	22,977
2.707% (LIBOR03M + 2.250%) due 12/09/2025 ~	68,702	67,547

U.S. Renal Care, Inc.
5.250% (LIBOR03M + 5.000%) due 06/26/2026 ~	22,716	20,976

Uber Technologies, Inc.
3.957% (LIBOR03M + 3.500%) due 04/04/2025 ~	49,204	49,108
3.957% (LIBOR03M + 3.500%) due 02/25/2027 ~	17,726	17,684

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~	85,283	84,430

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~	175,487	175,194

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (c)	13,245	5,044

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~	27,677	27,550

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wyndham Hotels & Resorts, Inc.
2.207% (LIBOR03M + 1.750%) due 05/30/2025 ~		$12,738	$12,641

Zayo Group Holdings, Inc.
3.457% (LIBOR03M + 3.000%) due 03/09/2027 ~		84,580	82,425

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		14,522	13,528

Total Loan Participations and Assignments (Cost $5,033,176)			4,909,593

CORPORATE BONDS & NOTES 21.4%

BANKING & FINANCE 8.0%

AIB Group PLC
4.263% due 04/10/2025 •		69,645	69,828

Ally Financial, Inc.
8.000% due 11/01/2031		29,130	36,599

Ambac Assurance Corp.
5.100% due 12/31/2099		197	225

American Assets Trust LP
3.375% due 02/01/2031		47,900	45,132

Asian Development Bank
4.700% due 03/12/2024	MXN	189,200	8,787

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		$127,356	112,727
3.250% due 02/15/2027		7,800	7,349

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	48,500	48,791
2.625% due 04/28/2025		10,922	11,418
3.625% due 09/24/2024		9,350	10,020

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(k)		12,200	13,977

Banco Bradesco SA
2.850% due 01/27/2023		$23,892	24,014

Banco BTG Pactual SA
4.500% due 01/10/2025		39,400	39,158

24	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	166,500	$43,594

Bank of Ireland Group PLC
6.000% due 09/01/2025 •(j)(k)	EUR	5,631	6,431
7.500% due 05/19/2025 •(j)(k)		5,800	6,991

Bank of Nova Scotia
4.900% due 06/04/2025 •(j)(k)		$4,043	4,053

Barclays Bank PLC
7.625% due 11/21/2022 (k)		84,269	86,404

Barclays PLC
3.250% due 01/17/2033	GBP	13,935	18,052
4.375% due 03/15/2028 •(j)(k)		$43,400	38,333
4.972% due 05/16/2029 •		54,550	57,143
5.875% due 09/15/2024 •(j)(k)	GBP	10,330	13,647
6.125% due 12/15/2025 •(j)(k)(m)		$96,762	98,939
6.375% due 12/15/2025 •(j)(k)	GBP	9,000	12,238
7.125% due 06/15/2025 •(j)(k)		102,176	141,549
7.250% due 03/15/2023 •(j)(k)		174,700	236,097
7.750% due 09/15/2023 •(j)(k)		$163,600	169,986
7.875% due 09/15/2022 •(j)(k)	GBP	189,564	254,197
8.000% due 06/15/2024 •(j)(k)		$80,800	85,567

BGC Partners, Inc.
3.750% due 10/01/2024		14,944	14,835
4.375% due 12/15/2025		11,000	11,090
5.375% due 07/24/2023		7,136	7,303

BNP Paribas SA
4.500% due 02/25/2030 •(j)(k)(m)		1,700	1,526
4.625% due 02/25/2031 •(j)(k)		115,100	103,016

CaixaBank SA
3.625% due 09/14/2028 •(j)(k)	EUR	4,400	4,158

CIFI Holdings Group Co. Ltd.
4.375% due 04/12/2027		$500	398
4.450% due 08/17/2026		1,500	1,219
4.800% due 05/17/2028		1,300	1,034
5.250% due 05/13/2026		2,200	1,782
6.000% due 07/16/2025		1,300	1,086

Corsair International Ltd.
4.850% due 01/28/2027 «•	EUR	137,900	144,673
5.200% due 01/28/2029 «•		59,600	62,388

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026		$3,740	$2,656
3.125% due 10/22/2025		7,700	5,717
3.875% due 10/22/2030		10,800	7,425
4.800% due 08/06/2030		2,100	1,465
5.125% due 01/17/2025		6,100	4,727
5.400% due 05/27/2025		3,400	2,620
5.625% due 01/14/2030		1,300	920
6.150% due 09/17/2025		1,900	1,482
6.500% due 04/08/2024		1,000	825
8.000% due 01/27/2024		5,515	4,750

Credit Agricole SA
7.875% due 01/23/2024 •(j)(k)		300	317

Credit Suisse AG
6.500% due 08/08/2023 (k)		42,792	43,982
6.500% due 08/08/2023 (j)(k)		10,700	10,998

Credit Suisse Group AG
3.091% due 05/14/2032 •		105,935	95,714
3.869% due 01/12/2029 •		2,400	2,345
4.194% due 04/01/2031 •		11,419	11,285
4.282% due 01/09/2028		3,000	3,000
5.250% due 02/11/2027 •(j)(k)		17,510	16,241
6.250% due 12/18/2024 •(j)(k)		5,550	5,612
6.375% due 08/21/2026 •(j)(k)		25,650	25,382
7.125% due 07/29/2022 •(j)(k)		12,216	12,262
7.250% due 09/12/2025 •(j)(k)		21,940	22,190
7.500% due 07/17/2023 •(j)(k)		17,539	17,850
7.500% due 07/17/2023 •(j)(k)		57,550	58,572
7.500% due 12/11/2023 •(j)(k)		15,734	16,314
7.500% due 12/11/2023 •(j)(k)		85,923	89,091

Dalian Wanda Commercial Management Group Co. Ltd.
4.890% due 04/17/2023	CNY	10,000	1,494

Deutsche Bank AG
1.750% due 11/19/2030 •	EUR	17,200	17,842
2.129% due 11/24/2026 •(l)		$22,800	21,162
3.035% due 05/28/2032 •(l)		89,774	80,820
3.547% due 09/18/2031 •		134,828	127,352
3.950% due 02/27/2023		20,700	20,910
3.961% due 11/26/2025 •		139,435	139,455
5.625% due 05/19/2031 •	EUR	7,100	8,478

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	25

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		$4,089	$4,063

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		687	682

Enact Holdings, Inc.
6.500% due 08/15/2025		18,909	19,539

EPR Properties
4.750% due 12/15/2026		2,445	2,449
4.950% due 04/15/2028		3,980	3,987

Erste Group Bank AG
4.250% due 10/15/2027 •(j)(k)	EUR	6,400	6,760
6.500% due 04/15/2024 •(j)(k)		5,200	6,057

Essential Properties LP
2.950% due 07/15/2031		$7,800	6,840

Fairfax Financial Holdings Ltd.
3.375% due 03/03/2031		5,500	5,139
3.950% due 03/03/2031	CAD	16,500	12,580
4.625% due 04/29/2030 (m)		$22,256	22,914
4.850% due 04/17/2028		9,918	10,287

FFC Senior Note Lease-Backed Pass-Through Trust
5.141% due 07/10/2053 «		48,567	49,694

First-Citizens Bank & Trust Co.
2.969% due 09/27/2025 •		13,900	13,780

Ford Motor Credit Co. LLC
0.172% due 12/01/2024 •	EUR	14,700	15,647
1.383% (US0003M + 1.080%) due 08/03/2022 ~		$200	199
1.741% (US0003M + 1.235%) due 02/15/2023 ~		5,100	5,062
1.744% due 07/19/2024	EUR	47,444	51,637
2.330% due 11/25/2025		66,928	72,788
2.386% due 02/17/2026		42,000	45,670
2.700% due 08/10/2026		$93,900	87,445
2.748% due 06/14/2024	GBP	29,422	37,494
2.979% due 08/03/2022		$43,197	43,267
3.021% due 03/06/2024	EUR	4,100	4,595
3.087% due 01/09/2023		$111,729	111,994
3.096% due 05/04/2023		33,264	33,264
3.250% due 09/15/2025	EUR	52,226	58,689
3.350% due 11/01/2022		$73,418	73,670
3.370% due 11/17/2023		17,200	17,193
3.375% due 11/13/2025		81,731	79,976
3.550% due 10/07/2022		109,072	109,263
3.664% due 09/08/2024		35,181	34,815
3.810% due 01/09/2024		14,807	14,807
4.063% due 11/01/2024		3,681	3,674
4.134% due 08/04/2025		18,922	18,924
4.140% due 02/15/2023		31,500	31,756

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 09/20/2022		$36,600	$36,868
4.271% due 01/09/2027		13,537	13,378
4.375% due 08/06/2023		17,298	17,475
4.389% due 01/08/2026		42,126	42,071
4.535% due 03/06/2025	GBP	42,779	56,308
4.542% due 08/01/2026		$17,700	17,704
4.687% due 06/09/2025		11,565	11,666
5.125% due 06/16/2025		77,240	78,879
5.584% due 03/18/2024		19,161	19,728

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		80,451	79,967

GLP Capital LP
3.250% due 01/15/2032		5,900	5,363
4.000% due 01/15/2031		5,500	5,343
5.250% due 06/01/2025		6,166	6,355
5.300% due 01/15/2029		29,811	31,367

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		26,267	26,261

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		9,800	9,952

Host Hotels & Resorts LP
2.900% due 12/15/2031		2,500	2,237
3.375% due 12/15/2029		1,600	1,527
4.000% due 06/15/2025		3,070	3,101

HSBC Holdings PLC
2.804% due 05/24/2032 •		50,100	45,622
2.848% due 06/04/2031 •		2,000	1,852
3.000% due 05/29/2030 •	GBP	14,600	18,787
3.973% due 05/22/2030 •		$73,500	73,651
4.041% due 03/13/2028 •		11,280	11,325
4.292% due 09/12/2026 •		9,600	9,732
4.583% due 06/19/2029 •		73,000	75,216
4.600% due 12/17/2030 •(j)(k)		61,800	55,311
4.700% due 03/09/2031 •(j)(k)(m)		30,900	27,771
4.750% due 07/04/2029 •(j)(k)	EUR	63,637	70,872
5.250% due 09/16/2022 •(j)(k)		8,400	9,421
5.875% due 09/28/2026 •(j)(k)	GBP	85,700	113,275
6.000% due 09/29/2023 •(j)(k)	EUR	19,040	22,129
6.000% due 05/22/2027 •(j)(k)		$10,191	10,395
6.250% due 03/23/2023 •(j)(k)		3,400	3,450
6.500% due 03/23/2028 •(j)(k)		100,860	102,877

Huarong Finance Co. Ltd.
2.500% due 02/24/2023		10,800	10,678
3.375% due 02/24/2030		10,257	8,885

26	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 09/30/2030		$14,270	$12,558
3.875% due 11/13/2029		16,912	15,369
4.250% due 11/07/2027		5,400	5,150
4.500% due 05/29/2029		31,559	29,889
4.625% due 06/03/2026		12,865	12,592
4.750% due 04/27/2027		28,400	27,832
4.950% due 11/07/2047		8,975	7,225

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		9,300	8,722
3.570% due 01/21/2032		19,550	18,509

ING Groep NV
3.875% due 05/16/2027 •(j)(k)		8,200	7,175
4.250% due 05/16/2031 •(j)(k)		8,200	7,001
4.875% due 05/16/2029 •(j)(k)		10,299	9,635
5.750% due 11/16/2026 •(j)(k)		45,500	45,788
6.875% due 04/16/2022 •(j)(k)		1,400	1,403
5.500% due 08/01/2023 «		93,148	0
8.500% due 10/15/2024 «		507,916	0
9.750% due 07/15/2025 «		223,668	0

International Finance Corp.
8.000% due 10/09/2023	IDR	248,200,000	18,144

Intesa Sanpaolo SpA
5.500% due 03/01/2028 •(j)(k)	EUR	250	275
5.875% due 09/01/2031 •(j)(k)		916	1,006
6.250% due 05/16/2024 •(j)(k)		900	1,042
7.750% due 01/11/2027 •(j)(k)		28,300	34,875

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025		2,800	3,142

Lloyds Banking Group PLC
4.947% due 06/27/2025 •(j)(k)		11,831	13,544
7.500% due 06/27/2024 •(j)(k)		$12,714	13,367
7.500% due 09/27/2025 •(j)(k)		123,152	130,940
7.625% due 06/27/2023 •(j)(k)	GBP	393,267	538,376
7.875% due 06/27/2029 •(j)(k)		152,608	226,521

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		$5,805	5,714
4.500% due 09/01/2026		16,083	16,183

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 01/15/2028		$3,495	$3,534
4.625% due 06/15/2025		4,435	4,475
5.625% due 05/01/2024		8,500	8,764
5.750% due 02/01/2027		12,316	13,063

MMcapS Funding Ltd.
1.256% (US0003M + 0.290%) due 12/26/2039 ~		16,740	15,820
1.466% (US0003M + 0.500%) due 12/26/2039 ~		10,100	8,484

MPT Operating Partnership LP
0.993% due 10/15/2026	EUR	11,500	11,877
2.500% due 03/24/2026	GBP	13,200	16,458
3.375% due 04/24/2030		18,565	22,894
3.500% due 03/15/2031		$48,400	45,032
3.692% due 06/05/2028	GBP	2,965	3,789

National Health Investors, Inc.
3.000% due 02/01/2031		$18,500	16,125

Nationwide Building Society
3.960% due 07/18/2030 •		57,892	57,813
4.302% due 03/08/2029 •		79,100	79,725

NatWest Group PLC
4.445% due 05/08/2030 •		163,400	167,895
4.500% due 03/31/2028 •(j)(k)	GBP	2,500	3,057

Natwest Group PLC
4.600% due 06/28/2031 •(j)(k)		$45,790	40,410
4.892% due 05/18/2029 •		13,000	13,532
5.076% due 01/27/2030 •		177,653	189,469
5.125% due 05/12/2027 •(j)(k)	GBP	52,415	68,090
6.000% due 12/29/2025 •(j)(k)		$150,200	153,752
8.000% due 08/10/2025 •(j)(k)		90,171	98,071

New Metro Global Ltd.
4.800% due 12/15/2024		2,200	1,496
5.000% due 08/08/2022		900	833
6.800% due 08/05/2023		580	373

Newmark Group, Inc.
6.125% due 11/15/2023		17,678	18,514

Nissan Motor Acceptance Co. LLC
2.000% due 03/09/2026		44,978	41,203
2.750% due 03/09/2028		40,800	36,848

Nomura Holdings, Inc.
2.172% due 07/14/2028		51,800	46,591

Omega Healthcare Investors, Inc.
3.250% due 04/15/2033		24,548	21,448
3.625% due 10/01/2029		17,120	16,199

OneMain Finance Corp.
5.625% due 03/15/2023		256,251	261,325

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	27

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.125% due 03/15/2024	$26,574	$27,269
6.875% due 03/15/2025	13,972	14,707
8.875% due 06/01/2025	8,969	9,464

Owl Rock Capital Corp.
2.875% due 06/11/2028	20,100	17,568

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	28,041	28,254
5.500% due 02/15/2024	3,113	3,188

Preferred Term Securities Ltd.
0.000% due 09/26/2034 ~	6,000	2,490
1.126% (US0003M + 0.300%) due 03/22/2037 ~	56,438	49,948
1.126% (US0003M + 0.300%) due 09/22/2037 ~	96	90
1.126% (US0003M + 0.300%) due 12/22/2037 ~	10,855	9,715
1.136% (US0003M + 0.310%) due 12/22/2036 ~	67,822	66,974
1.166% (US0003M + 0.340%) due 09/22/2036 ~	12,853	12,211
1.176% (US0003M + 0.350%) due 06/22/2037 ~	50,372	42,816
1.196% (US0003M + 0.370%) due 09/22/2037 ~	42,865	37,078
1.206% (US0003M + 0.380%) due 09/23/2035 ~	139	138
1.206% (US0003M + 0.380%) due 12/22/2036 ~	1,367	1,114
1.206% (US0003M + 0.380%) due 03/22/2037 ~	46,862	39,833
1.216% (US0003M + 0.390%) due 12/22/2036 ~	3,030	2,772
1.226% (US0003M + 0.400%) due 09/22/2036 ~	30,003	26,252
1.226% (US0003M + 0.400%) due 12/22/2037 ~	2,118	1,789
1.226% (US0003M + 0.400%) due 03/22/2038 ~	93,947	85,786
1.256% (US0003M + 0.430%) due 12/22/2035 ~	29,789	26,140
1.276% (US0003M + 0.450%) due 03/22/2038 ~	7,166	6,342
1.306% (US0003M + 0.480%) due 09/23/2035 ~	15,092	13,583
1.316% (US0003M + 0.400%) due 06/23/2035 ~	22,476	21,240
1.406% (US0003M + 0.580%) due 03/23/2035 ~	14,250	12,967
1.416% (US0003M + 0.500%) due 06/23/2035 ~	10,965	9,485
1.426% (US0003M + 0.600%) due 03/22/2038 ~	17,500	14,875
1.446% (US0003M + 0.620%) due 12/22/2036 ~	32,214	26,255
1.508% (US0003M + 0.580%) due 09/26/2034 ~	7,500	7,425

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.576% (US0003M + 0.750%) due 09/23/2035 ~		$20,740	$18,043
1.726% (US0003M + 0.900%) due 03/22/2038 ~		28,482	26,630
1.796% (US0003M + 0.880%) due 12/24/2033 ~		5,000	4,750
1.826% (US0003M + 0.860%) due 07/03/2033 ~		3,068	3,037
1.866% (US0003M + 0.900%) due 01/03/2033 ~		13,475	13,374

Realty Income Corp.
3.950% due 08/15/2027		400	411
4.875% due 06/01/2026		300	317

Sabra Health Care LP
3.200% due 12/01/2031		30,300	27,091

Santander Holdings USA, Inc.
4.400% due 07/13/2027		8,761	8,926
4.500% due 07/17/2025		131,400	134,446

Santander U.K. Group Holdings PLC
3.823% due 11/03/2028 •		31,580	31,093
6.750% due 06/24/2024 •(j)(k)	GBP	48,676	66,169
7.375% due 06/24/2022 •(j)(k)		127,625	169,709

SBA Communications Corp.
3.125% due 02/01/2029		$10,100	9,201

Seazen Group Ltd.
4.450% due 07/13/2025		2,300	1,403
6.000% due 08/12/2024		3,400	2,176
6.150% due 04/15/2023		480	363
6.450% due 06/11/2022		3,900	3,647

Service Properties Trust
5.000% due 08/15/2022		6,895	6,870

Sitka Holdings LLC
5.506% due 07/06/2026 •		164,742	157,212

Skandinaviska Enskilda Banken AB
5.625% due 05/13/2022 •(j)(k)		7,000	7,034

SL Green Realty Corp.
4.500% due 12/01/2022		29,900	30,083

SLM Student Loan Trust
0.048% (EUR003M + 0.550%) due 12/15/2033 ~	EUR	846	912

Societe Generale SA
2.889% due 06/09/2032 •		$29,900	26,840
4.750% due 05/26/2026 •(j)(k)		34,000	31,790

28	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.375% due 11/18/2030 •(j)(k)		$34,000	$31,792
6.750% due 04/06/2028 •(j)(k)		31,687	32,083
7.375% due 10/04/2023 •(j)(k)		88,538	90,348
7.375% due 10/04/2023 •(j)(k)		203	207
7.875% due 12/18/2023 •(j)(k)		11,982	12,551
7.875% due 12/18/2023 •(j)(k)		1,100	1,152

Standard Chartered PLC
2.678% due 06/29/2032 •		4,900	4,316
4.750% due 01/14/2031 •(j)(k)(m)		50,400	45,643
7.500% due 04/02/2022 •(j)(k)		3,400	3,400
7.750% due 04/02/2023 •(j)(k)		1,500	1,557

Sunac China Holdings Ltd.
6.500% due 01/10/2025		3,300	818
6.500% due 01/26/2026		1,300	307
6.650% due 08/03/2024		1,300	342
7.500% due 02/01/2024		1,700	442
8.350% due 04/19/2023		9,800	2,920

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	4,912	7,460
5.661% due 10/13/2041		462	715
5.744% due 04/13/2040		3,947	6,146
5.801% due 10/13/2040		24,478	38,192
6.052% due 10/13/2039		29,985	47,163
7.623% due 07/13/2039		1,640	2,874

Trafford Centre Finance Ltd.
1.339% (BP0003M + 0.725%) due 07/28/2038 ~		6,550	7,658

U.S. Capital Funding Ltd.
0.511% due 07/10/2043 •		$55,254	50,143
1.197% (US0003M + 0.880%) due 05/01/2034 ~		8,027	7,826

UBS AG
5.125% due 05/15/2024 (k)		62,650	64,204
7.625% due 08/17/2022 (k)		38,011	38,586

UBS Group AG
4.375% due 02/10/2031 •(j)(k)		44,033	39,850
4.875% due 02/12/2027 •(j)(k)		62,500	60,450
5.125% due 07/29/2026 •(j)(k)		4,600	4,630
7.000% due 02/19/2025 •(j)(k)		7,600	8,078

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UniCredit SpA
2.569% due 09/22/2026 •		$11,513	$10,650
7.830% due 12/04/2023		603,540	641,681
9.250% due 06/03/2022 •(j)(k)	EUR	26,981	30,295

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	2,525	3,576

Uniti Group LP
4.750% due 04/15/2028		$22,123	20,925
7.875% due 02/15/2025		38,790	40,349

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		39,868	37,028

Yango Group Co. Ltd.
6.900% due 10/31/2022 ^(d)	CNY	80,000	3,468

			10,688,464

INDUSTRIALS 9.7%

AA Bond Co. Ltd.
4.875% due 07/31/2043	GBP	3,270	4,378
5.500% due 07/31/2050		1,096	1,507

Aeroporti di Roma SpA
5.441% due 02/20/2023		4,300	5,798

Air Canada
3.875% due 08/15/2026		$77,094	72,853
4.625% due 08/15/2029	CAD	18,400	13,863

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		$37,085	38,002

Altice Financing SA
3.000% due 01/15/2028	EUR	14,500	14,177
4.250% due 08/15/2029		18,910	18,710
5.750% due 08/15/2029		$133,089	121,176

Altice France SA
8.125% due 02/01/2027		45,663	47,133

Amdocs Ltd.
2.538% due 06/15/2030		32,600	29,648

American Airlines Pass-Through Trust
2.875% due 01/11/2036		43,199	39,156
3.000% due 04/15/2030		19,682	18,336
3.150% due 08/15/2033		2,140	2,017
3.200% due 12/15/2029		10,640	10,123
3.350% due 04/15/2031		23,702	22,778
3.375% due 11/01/2028		42,234	40,687
3.575% due 07/15/2029		9,609	9,153
3.600% due 03/22/2029		3,521	3,430
3.650% due 02/15/2029		12,244	11,892
3.650% due 12/15/2029		3,823	3,392
3.700% due 04/01/2028		18,011	17,419
4.000% due 01/15/2027		1,503	1,397

American Airlines, Inc.
5.500% due 04/20/2026		141,500	142,760
5.750% due 04/20/2029		53,330	53,203

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	29

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arconic Corp.
6.000% due 05/15/2025	$13,442	$13,785

B.C. Unlimited Liability Co.
3.500% due 02/15/2029	2,700	2,497
3.875% due 01/15/2028	9,200	8,734

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	24,100	22,103

BAT Capital Corp.
3.557% due 08/15/2027	24,000	23,399

Boeing Co.
3.250% due 02/01/2035	2,400	2,147
3.600% due 05/01/2034	13,400	12,523
5.040% due 05/01/2027	74,110	78,168
5.150% due 05/01/2030	127,880	136,575
5.705% due 05/01/2040	207,472	232,442
5.805% due 05/01/2050	170,647	197,654
5.930% due 05/01/2060	221,456	256,525

Bombardier, Inc.
7.500% due 12/01/2024	60,394	62,459
7.500% due 03/15/2025	18,058	18,172
7.875% due 04/15/2027	42,613	41,771

Bon Secours Mercy Health, Inc.
3.205% due 06/01/2050	11,300	9,629

British Airways Pass-Through Trust
2.900% due 09/15/2036	13,812	12,737
3.300% due 06/15/2034	2,693	2,554
3.800% due 03/20/2033	5,474	5,412
4.250% due 05/15/2034	13,396	13,427

Broadcom, Inc.
2.450% due 02/15/2031	121,900	108,930
2.600% due 02/15/2033	92,715	80,647
3.137% due 11/15/2035	35,900	31,703
3.187% due 11/15/2036	26,500	23,060
3.419% due 04/15/2033	53,003	49,566
3.469% due 04/15/2034	137,523	127,652
3.500% due 02/15/2041	56,562	50,520
3.750% due 02/15/2051	23,900	21,480
4.110% due 09/15/2028	5,811	5,893
4.150% due 11/15/2030	106,417	108,022
4.300% due 11/15/2032	115,550	117,489

Caesars Entertainment, Inc.
6.250% due 07/01/2025	172,944	178,776

Caesars Resort Collection LLC
5.750% due 07/01/2025	56,842	58,075

Cameron LNG LLC
3.402% due 01/15/2038	1,633	1,527

Carnival Corp.
4.000% due 08/01/2028	182,753	170,199
10.500% due 02/01/2026 (m)	6,177	6,879

CCO Holdings LLC
4.250% due 01/15/2034	64,600	56,202
4.500% due 06/01/2033	78,300	70,389

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CDW LLC
2.670% due 12/01/2026		$64,300	$60,725
3.276% due 12/01/2028		16,500	15,572
3.569% due 12/01/2031		51,800	48,087

Cellnex Finance Co. SA
3.875% due 07/07/2041		22,644	18,437

Centene Corp.
2.450% due 07/15/2028		144,100	131,855
2.625% due 08/01/2031		12,200	10,878
4.625% due 12/15/2029		10,616	10,720

Charter Communications Operating LLC
3.500% due 06/01/2041		38,600	32,178
3.500% due 03/01/2042		16,200	13,439
3.700% due 04/01/2051		13,244	10,953
3.850% due 04/01/2061		29,900	24,132
3.900% due 06/01/2052		149,000	126,113
3.950% due 06/30/2062		92,400	75,043
4.400% due 12/01/2061		115,600	101,042
4.800% due 03/01/2050		34,486	32,862

Citrix Systems, Inc.
3.300% due 03/01/2030		6,885	6,820

CommonSpirit Health
3.910% due 10/01/2050		23,900	22,876

Community Health Systems, Inc.
4.750% due 02/15/2031		99,900	94,544
5.625% due 03/15/2027		314,631	320,832
8.000% due 03/15/2026		100,854	105,149

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(c)(d)		5,512	1,867

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		2,501	2,497

Corning, Inc.
5.450% due 11/15/2079		11,846	13,157

CoStar Group, Inc.
2.800% due 07/15/2030		29,567	27,066

Coty, Inc.
3.875% due 04/15/2026	EUR	2,095	2,260
4.000% due 04/15/2023		3,600	3,990

CVS Pass-Through Trust
4.163% due 08/11/2036		$5,566	5,481
5.773% due 01/10/2033		4,516	4,938
5.880% due 01/10/2028		894	954
7.507% due 01/10/2032		4,025	4,685

Dell International LLC
5.300% due 10/01/2029		4,600	5,018

Delta Air Lines, Inc.
4.500% due 10/20/2025		36,515	36,756
4.750% due 10/20/2028		43,183	43,589
7.000% due 05/01/2025		120,033	128,668
7.375% due 01/15/2026		2,746	2,985

DirecTV Financing LLC
5.875% due 08/15/2027		87,850	86,539

30	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DISH DBS Corp.
5.250% due 12/01/2026		$143,110	$136,581
5.750% due 12/01/2028		160,000	151,700
5.875% due 07/15/2022		2,500	2,516

Dufry One BV
2.500% due 10/15/2024	EUR	8,032	8,676

Energy Transfer LP
4.400% due 03/15/2027		$4,145	4,222
4.950% due 05/15/2028		4,355	4,517
5.300% due 04/01/2044		1,700	1,755

Exela Intermediate LLC
11.500% due 07/15/2026		12,225	5,837

Expedia Group, Inc.
2.950% due 03/15/2031		29,500	27,361
3.250% due 02/15/2030		12,910	12,306
4.625% due 08/01/2027		33,891	35,269
6.250% due 05/01/2025		78,266	83,739

Ford Foundation
2.415% due 06/01/2050		7,600	6,290
2.815% due 06/01/2070		14,800	12,258

Gazprom PJSC Via Gaz Capital SA
2.949% due 01/24/2024	EUR	880	370
4.250% due 04/06/2024	GBP	4,500	2,365
4.950% due 07/19/2022		$3,000	1,989
4.950% due 03/23/2027		24,600	10,394
4.950% due 02/06/2028		15,900	7,020
7.288% due 08/16/2037		30,730	13,675
8.625% due 04/28/2034		141,090	65,607

General Electric Co.
6.750% due 03/15/2032		3,030	3,826

Greene King Finance PLC
2.609% (BP0003M + 1.800%) due 12/15/2034 ~	GBP	427	466
5.106% due 03/15/2034		1,359	1,934

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		$102,921	93,574
3.750% due 05/01/2029		82,300	77,413
4.000% due 05/01/2031		91,324	86,372

Hyatt Hotels Corp.
1.320% (SOFRINDX + 1.050%) due 10/01/2023 ~		31,900	32,012
1.800% due 10/01/2024		14,100	13,579
4.850% due 03/15/2026		6,500	6,724

iHeartCommunications, Inc.
6.375% due 05/01/2026		108,547	111,709
8.375% due 05/01/2027		78,836	81,611

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	26,773	29,338

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)		10,000	10,698

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$30,798	$30,243

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		10,992	10,849

Imperial Brands Finance PLC
3.500% due 07/26/2026		5,425	5,314

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050		19,600	20,003

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		579,839	579,839

IQVIA, Inc.
2.875% due 09/15/2025	EUR	2,000	2,226

JetBlue Pass-Through Trust
2.750% due 11/15/2033		$2,721	2,556
4.000% due 05/15/2034		66,354	66,517

Kraft Heinz Foods Co.
3.875% due 05/15/2027		47,333	48,143

Las Vegas Sands Corp.
3.200% due 08/08/2024		4,597	4,392
3.500% due 08/18/2026		2,800	2,642
3.900% due 08/08/2029		13,212	12,132

Leland Stanford Junior University
3.647% due 05/01/2048		18,025	18,735

Level 3 Financing, Inc.
3.875% due 11/15/2029		8,189	7,551

Live Nation Entertainment, Inc.
3.750% due 01/15/2028		11,000	10,366

Lundin Energy Finance BV
3.100% due 07/15/2031		5,000	4,638

Magallanes, Inc.
3.428% due 03/15/2024		29,400	29,582
3.528% due 03/15/2024		33,600	33,595
3.638% due 03/15/2025		14,600	14,704
3.755% due 03/15/2027		34,000	33,995
3.788% due 03/15/2025		33,600	33,614
4.054% due 03/15/2029		6,170	6,208
4.279% due 03/15/2032		28,800	28,964
5.050% due 03/15/2042		27,200	27,801
5.141% due 03/15/2052		48,100	49,325
5.391% due 03/15/2062		17,600	18,235

Marriott International, Inc.
2.750% due 10/15/2033		11,000	9,729
2.850% due 04/15/2031		13,700	12,524
4.625% due 06/15/2030		15,666	16,257

Marvell Technology, Inc.
2.950% due 04/15/2031		3,800	3,519

Massachusetts Institute of Technology
4.678% due 07/01/2114		718	829
5.600% due 07/01/2111		1,144	1,598

McDonald’s Corp.
4.875% due 12/09/2045		7,000	7,813

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	31

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		$200	$184
5.375% due 12/04/2029		48,255	41,137
5.625% due 07/17/2027		2,700	2,444
5.750% due 07/21/2028		2,200	1,948

Memorial Sloan-Kettering Cancer Center
2.955% due 01/01/2050		4,600	3,983

MGM China Holdings Ltd.
4.750% due 02/01/2027		15,429	13,605
5.250% due 06/18/2025		36,819	33,917
5.875% due 05/15/2026		200	183

Micron Technology, Inc.
4.663% due 02/15/2030		24,361	25,504
5.327% due 02/06/2029		8,273	8,957

Mileage Plus Holdings LLC
6.500% due 06/20/2027		54,950	57,354

Mitchells & Butlers Finance PLC
1.276% (US0003M + 0.450%) due 12/15/2030 ~		46	43
6.013% due 12/15/2030	GBP	5,497	7,590

NCL Corp. Ltd.
5.875% due 02/15/2027		$22,517	22,208

Netflix, Inc.
3.625% due 06/15/2030	EUR	43,809	51,424
3.875% due 11/15/2029		90,629	109,043
4.625% due 05/15/2029		75,300	94,190
4.875% due 04/15/2028		$9,400	9,873
4.875% due 06/15/2030		29,000	30,986
5.375% due 11/15/2029		18,140	19,668
5.875% due 11/15/2028		2,900	3,204
6.375% due 05/15/2029		16,700	18,913

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		6,710	6,584
4.345% due 09/17/2027		74,963	74,006
4.810% due 09/17/2030		212,402	211,002

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (c)		11,159	12,610

Norfolk Southern Corp.
4.100% due 05/15/2121		9,800	9,172

Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/02/2022 (g)(j)		5,635	49

Oracle Corp.
3.850% due 04/01/2060		16,110	13,266
3.950% due 03/25/2051 (l)		37,933	33,283
4.000% due 07/15/2046		12,488	11,113
4.000% due 11/15/2047		2,900	2,572
4.100% due 03/25/2061 (l)		45,000	38,520

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		7,415	7,647
7.375% due 06/01/2025		3,488	3,598

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028		$8,843	$8,893

Perrigo Finance Unlimited Co.
3.900% due 06/15/2030		12,600	11,862

Petroleos de Venezuela S.A.
9.000% due 11/17/2022		4,000	295

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^(d)		105,630	7,394
5.500% due 04/12/2037 ^(d)		117,045	7,608
6.000% due 05/16/2024 ^(d)		87,600	6,132
6.000% due 11/15/2026 ^(d)		54,167	3,995
9.750% due 05/17/2035 ^(d)		43,640	2,891

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	17,100	16,772
5.950% due 01/28/2031		$188,440	174,203
6.500% due 06/02/2041		70,843	58,891
6.625% due 06/15/2035		35,000	31,433
6.700% due 02/16/2032		412,739	392,531
6.750% due 09/21/2047		71,382	58,156
6.950% due 01/28/2060		72,260	58,756
7.690% due 01/23/2050		25,040	21,915

Petronas Capital Ltd.
4.550% due 04/21/2050		24,600	27,241
4.800% due 04/21/2060		9,000	10,466

PetSmart, Inc.
4.750% due 02/15/2028		20,450	19,790

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		70,556	72,408

Prosus NV
1.207% due 01/19/2026	EUR	14,200	14,482
1.288% due 07/13/2029		25,300	23,395
1.985% due 07/13/2033		26,900	23,776
2.085% due 01/19/2030		27,600	26,337
2.778% due 01/19/2034		20,944	19,811
3.061% due 07/13/2031		$62,500	52,008
3.257% due 01/19/2027		22,000	20,132
4.193% due 01/19/2032		38,900	34,273
4.987% due 01/19/2052		32,600	27,783

PTC, Inc.
3.625% due 02/15/2025		6,760	6,692

RAC Bond Co. PLC
4.870% due 05/06/2046	GBP	1,200	1,639

Rede D’or Finance SARL
4.500% due 01/22/2030		$1,281	1,177

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026		5,100	5,341

Rockefeller Foundation
2.492% due 10/01/2050		23,000	19,260

32	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rolls-Royce PLC
1.625% due 05/09/2028	EUR	23,287	$22,878
3.375% due 06/18/2026	GBP	72,065	89,698
3.625% due 10/14/2025		$73,243	71,140
4.625% due 02/16/2026 (m)	EUR	178,596	208,108
5.750% due 10/15/2027		$54,676	56,226
5.750% due 10/15/2027	GBP	111,931	153,666

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023		$39,726	41,411
10.875% due 06/01/2023		88,139	93,882
11.500% due 06/01/2025		99,305	109,228

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031	GBP	60,389	9,916

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030		$18,431	19,304

Sands China Ltd.
2.550% due 03/08/2027		30,400	26,554
3.100% due 03/08/2029		22,500	19,238
3.250% due 08/08/2031		19,500	15,990
3.800% due 01/08/2026		50,882	48,402
4.375% due 06/18/2030		36,391	33,043
5.125% due 08/08/2025		50,168	49,980
5.400% due 08/08/2028		52,477	51,701

Santos Finance Ltd.
3.649% due 04/29/2031		33,100	30,963
4.125% due 09/14/2027		3,700	3,695

Scientific Games International, Inc.
8.250% due 03/15/2026		2,815	2,931

Seagate HDD Cayman
4.091% due 06/01/2029		2,900	2,819
4.125% due 01/15/2031		12,329	11,707

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025		9,416	9,843

Sprint Spectrum Co. LLC
4.738% due 03/20/2025		69,000	70,479
5.152% due 09/20/2029		31,065	32,741

Studio City Co. Ltd.
7.000% due 02/15/2027		18,200	17,802

Studio City Finance Ltd.
5.000% due 01/15/2029		24,034	18,332
6.000% due 07/15/2025		200	183

Surgery Center Holdings, Inc.
10.000% due 04/15/2027		4,559	4,794

Sutter Health
3.161% due 08/15/2040		12,800	11,261
3.361% due 08/15/2050		31,200	27,947

Syngenta Finance NV
3.375% due 04/16/2026	EUR	11,400	12,895
4.441% due 04/24/2023		$7,700	7,807
4.892% due 04/24/2025		9,941	10,126
5.182% due 04/24/2028		27,100	28,034

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

T-Mobile USA, Inc.
2.250% due 02/15/2026		$71,900	$67,830
2.400% due 03/15/2029		9,150	8,386
2.625% due 04/15/2026		69,800	66,758
2.700% due 03/15/2032		5,550	5,056
3.375% due 04/15/2029		149,103	142,020
3.400% due 10/15/2052		33,200	28,355
3.500% due 04/15/2031		121,221	114,256
3.600% due 11/15/2060		7,105	6,129

Tencent Holdings Ltd.
3.680% due 04/22/2041		17,100	15,152
3.840% due 04/22/2051		62,100	53,998
3.940% due 04/22/2061		41,500	35,865

Tenet Healthcare Corp.
4.625% due 07/15/2024		1,388	1,396

Teva Pharmaceutical Finance Netherlands BV
6.000% due 01/31/2025	EUR	3,300	3,829

Times Square Hotel Trust
8.528% due 08/01/2026		$923	942

Topaz Solar Farms LLC
4.875% due 09/30/2039		9,881	10,498
5.750% due 09/30/2039		72,253	79,502

Transocean Guardian Ltd.
5.875% due 01/15/2024		2,142	2,053

Transocean, Inc.
7.250% due 11/01/2025		20,102	17,511
7.500% due 01/15/2026		15,760	13,711
8.000% due 02/01/2027		25,477	21,617

Triumph Group, Inc.
6.250% due 09/15/2024		7,686	7,660

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		1,631	1,560
7.125% due 04/22/2025		562	574

U.S. Renal Care, Inc.
10.625% due 07/15/2027		14,592	13,922

UAL Pass-Through Trust
6.636% due 01/02/2024		1,856	1,856

Uber Technologies, Inc.
4.500% due 08/15/2029		41,685	39,158
6.250% due 01/15/2028		2,800	2,899
7.500% due 05/15/2025		30,125	31,469
7.500% due 09/15/2027		13,493	14,404
8.000% due 11/01/2026		7,900	8,403

United Airlines Pass-Through Trust
2.700% due 11/01/2033		9,884	9,081
4.000% due 10/11/2027		3,277	3,294
4.150% due 10/11/2025		1,526	1,533
4.150% due 02/25/2033		3,920	3,970
4.300% due 02/15/2027		1,193	1,193
5.875% due 04/15/2029		201,258	208,657

United Airlines, Inc.
4.375% due 04/15/2026		60,963	60,049
4.625% due 04/15/2029		63,494	60,461

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	33

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Group BV
4.875% due 07/01/2024	EUR	4,329	$4,789

Univision Communications, Inc.
5.125% due 02/15/2025		$104,268	104,494
6.625% due 06/01/2027		92,205	96,692
9.500% due 05/01/2025		17,316	18,206

Usiminas International SARL
5.875% due 07/18/2026		11,500	11,793

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (c)		3,221	3,341

Vale Overseas Ltd.
3.750% due 07/08/2030		9,500	9,181
6.250% due 08/10/2026		37,575	41,292
6.875% due 11/21/2036		13,383	16,169
6.875% due 11/10/2039		7,413	9,063

Viasat, Inc.
5.625% due 09/15/2025		17,993	17,603
6.500% due 07/15/2028		17,700	17,014

Viking Cruises Ltd.
13.000% due 05/15/2025		68,161	75,864

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		8,400	7,683

VMware, Inc.
2.200% due 08/15/2031		24,200	21,344
4.700% due 05/15/2030		5,890	6,241

VOC Escrow Ltd.
5.000% due 02/15/2028		20,271	18,895

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	30,754	32,401

Wesleyan University
4.781% due 07/01/2116		$7,745	8,698

Western Midstream Operating LP
1.844% (US0003M + 1.850%) due 01/13/2023 ~		9,357	9,265

Windstream Escrow LLC
7.750% due 08/15/2028		85,720	87,407

Wynn Las Vegas LLC
5.250% due 05/15/2027 (m)		62,800	60,881
5.500% due 03/01/2025		20,108	20,136

Wynn Macau Ltd.
4.875% due 10/01/2024		3,456	3,243
5.125% due 12/15/2029 (m)		16,500	14,016
5.500% due 01/15/2026		48,950	44,596
5.500% due 10/01/2027		24,828	21,524
5.625% due 08/26/2028		76,920	66,969

Wynn Resorts Finance LLC
7.750% due 04/15/2025		19,180	19,937

Yellowstone Energy LP
5.750% due 12/31/2026 «		3,158	3,414

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		$20,124	$18,555
6.125% due 03/01/2028		16,093	14,435

			12,835,948

UTILITIES 3.7%

AT&T, Inc.
3.100% due 02/01/2043		74,982	64,924
3.300% due 02/01/2052		102,232	87,954
3.500% due 06/01/2041		140,888	130,084
3.500% due 02/01/2061		107,103	91,414
3.650% due 06/01/2051		172,222	157,258
3.850% due 06/01/2060		115,022	103,365

Edison International
5.750% due 06/15/2027		10,300	11,050

FirstEnergy Corp.
3.400% due 03/01/2050		6,200	5,235
4.400% due 07/15/2027		2,000	2,016

Gazprom Neft OAO Via GPN Capital SA
4.375% due 09/19/2022		95,310	33,359
6.000% due 11/27/2023		271,780	95,123

Gazprom PJSC via Gaz Finance PLC
1.500% due 02/17/2027	EUR	137,850	60,236
2.950% due 01/27/2029		$93,400	38,995
3.000% due 06/29/2027		12,000	5,100

Greenko Dutch BV
3.850% due 03/29/2026		32,111	30,812

Greenko Investment Co.
4.875% due 08/16/2023		8,200	8,241

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		8,100	8,242

Jersey Central Power & Light Co.
2.750% due 03/01/2032		9,600	8,954

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028		2,711	2,739

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(c)		12,177	6,850

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		350	346

Pacific Gas & Electric Co.
1.338% (SOFRINDX + 1.150%) due 11/14/2022 ~		33,100	33,112
1.367% due 03/10/2023		124,160	122,036
1.700% due 11/15/2023		99,400	96,948
1.750% due 06/16/2022		21,331	21,309
2.100% due 08/01/2027		44,031	39,638
2.500% due 02/01/2031		43,159	37,289
2.950% due 03/01/2026		70,387	66,975

34	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 06/15/2028		$85,600	$79,792
3.150% due 01/01/2026		218,783	210,933
3.250% due 06/15/2023		106,599	106,471
3.250% due 02/16/2024		133,900	133,367
3.250% due 06/01/2031		86,160	78,060
3.300% due 03/15/2027		83,737	80,510
3.300% due 12/01/2027		164,659	155,613
3.300% due 08/01/2040		17,093	14,027
3.400% due 08/15/2024		87,360	86,621
3.450% due 07/01/2025		157,836	154,134
3.500% due 06/15/2025		104,124	101,716
3.500% due 08/01/2050		94,963	76,721
3.750% due 02/15/2024		78,151	78,464
3.750% due 07/01/2028		176,652	169,405
3.750% due 08/15/2042		9,152	7,480
3.850% due 11/15/2023		38,144	38,353
3.950% due 12/01/2047		57,094	47,380
4.000% due 12/01/2046		45,023	37,553
4.200% due 03/01/2029		65,400	64,378
4.200% due 06/01/2041		9,800	8,541
4.250% due 08/01/2023		59,475	60,082
4.250% due 03/15/2046		65,103	56,479
4.300% due 03/15/2045		50,981	43,547
4.400% due 03/01/2032		67,000	65,961
4.450% due 04/15/2042		51,362	45,667
4.500% due 07/01/2040 (m)		163,823	149,556
4.500% due 12/15/2041		21,614	19,377
4.550% due 07/01/2030		346,519	344,363
4.600% due 06/15/2043		52,598	46,855
4.650% due 08/01/2028		19,885	19,902
4.750% due 02/15/2044		48,018	43,584
4.950% due 07/01/2050		313,203	296,234
5.250% due 03/01/2052		66,800	68,199

Pennsylvania Electric Co.
3.600% due 06/01/2029		220	219

Peru LNG SRL
5.375% due 03/22/2030		1,400	1,242

Petrobras Global Finance BV
5.093% due 01/15/2030		17,373	17,373
6.250% due 12/14/2026	GBP	4,910	6,694
6.625% due 01/16/2034		9,000	11,869
6.850% due 06/05/2115		$7,842	7,369

ReNew Power Synthetic
6.670% due 03/12/2024		12,892	13,182

Rio Oil Finance Trust
8.200% due 04/06/2028		24,160	26,025
9.250% due 07/06/2024		10,471	10,982
9.750% due 01/06/2027		18,887	20,859

Southern California Edison Co.
3.650% due 02/01/2050		10,624	9,878
4.875% due 03/01/2049		2,032	2,169

Sprint Capital Corp.
8.750% due 03/15/2032		25,100	33,857

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Communications, Inc.
6.000% due 11/15/2022	$40,608	$41,572

Sprint Corp.
7.125% due 06/15/2024	53,975	57,958
7.625% due 02/15/2025	41,586	45,378
7.625% due 03/01/2026	30,127	34,038
7.875% due 09/15/2023	190,133	202,253

System Energy Resources, Inc.
2.140% due 12/09/2025	26,100	24,887

Talen Energy Supply LLC
6.625% due 01/15/2028	6,812	6,348

Trans-Allegheny Interstate Line Co.
3.850% due 06/01/2025	540	544

Transocean Phoenix 2 Ltd.
7.750% due 10/15/2024	2,664	2,687

Transocean Proteus Ltd.
6.250% due 12/01/2024	2,352	2,338

		4,938,650

Total Corporate Bonds & Notes (Cost $29,892,228)		28,463,062

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (c)	56,500	45,172

Total Convertible Bonds & Notes (Cost $55,336)		45,172

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.0%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	4,500	6,974

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
1.886% due 06/01/2027	5,300	4,937
3.000% due 06/01/2046	7,350	7,288
3.850% due 06/01/2050	5,100	4,914
4.214% due 06/01/2050	26,895	24,002

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.850% due 06/01/2031	1,700	1,690

		49,805

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	4,742	5,217

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	35

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	$7,270	$7,990

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	26,740	30,024
6.725% due 04/01/2035	7,300	8,283
7.350% due 07/01/2035	21,440	24,947

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	19,770	21,037

		97,498

PUERTO RICO 0.0%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	19,417	10,461

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (g)	5,022	2,908
4.000% due 07/01/2033	3,903	3,820
4.000% due 07/01/2035	3,508	3,395
4.000% due 07/01/2037	3,011	2,900
4.000% due 07/01/2041	4,093	3,903
4.000% due 07/01/2046	4,257	4,023

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (g)	2,007	1,833
5.250% due 07/01/2023	4,359	4,466

		37,709

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	1,820	1,837

Total Municipal Bonds & Notes (Cost $184,140)		186,849

U.S. GOVERNMENT AGENCIES 20.5%

Fannie Mae
0.247% due 12/25/2036 •	26	26
0.448% due 09/25/2022 ~(a)	9,149	0
0.567% due 09/25/2031 •	1,380	1,362
0.577% due 03/25/2034 •	4	4
0.607% due 08/25/2034 •	3	3
0.807% due 03/25/2044 •	4	4
0.857% due 06/25/2029 - 08/25/2036 •	10	10
0.868% due 04/18/2028 - 09/18/2031 •	2	2
0.907% due 06/25/2049 •	5,978	6,003
1.304% due 10/01/2044 •	2	2
1.475% due 03/01/2033 •	7	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.504% due 10/01/2040 •	$13	$13
1.657% due 01/25/2024 •	1	1
1.675% due 11/01/2033 •	11	12
1.772% due 02/01/2034 •	406	412
1.828% due 08/01/2033 •	12	13
1.840% due 12/01/2035 •	14	14
1.878% due 10/01/2032 •	6	6
1.881% due 04/01/2033 •	1	1
1.910% due 10/01/2034 •	79	79
1.945% due 02/01/2032 •	4	4
2.000% due 08/01/2032 •	3	3
2.120% due 10/01/2035 •	65	65
2.129% due 10/01/2036 •	2	2
2.135% due 07/01/2032 •	5	5
2.283% due 09/01/2035 •	3	3
2.295% due 10/01/2025 •	5	5
2.315% due 05/01/2024 •	9	9
2.325% due 05/01/2024 - 03/01/2033 •	146	146
2.340% due 12/01/2033 •	8	8
2.375% due 09/01/2024 •	25	25
2.377% due 04/01/2032 •	13	13
2.395% due 11/01/2029 - 09/01/2031 •	50	50
2.400% due 04/01/2024 •	1	1
2.440% due 09/25/2042 •	900	607
2.500% due 04/25/2042 - 08/25/2042	20,860	20,399
2.513% due 09/01/2033 •	1	1
2.684% due 09/01/2030 •	6	6
2.723% due 10/01/2025 •	1	1
2.739% due 04/01/2028 •	4	4
2.875% due 09/01/2024 •	11	11
3.000% due 06/25/2027 - 06/25/2042 (a)	29,646	1,723
3.500% due 08/01/2026 •	0	1
3.680% due 03/01/2036 •	2	2
3.833% due 12/01/2027 •	2	2
4.000% due 07/01/2041 - 01/01/2059	6,711	6,859
4.000% due 12/25/2042 - 12/25/2047 (a)	1,900	191
4.064% due 04/01/2027 •	29	29
4.500% due 12/25/2039 - 07/25/2040	3,916	3,955
4.500% due 12/25/2042 (a)	1,241	212
5.000% due 08/25/2033 - 06/25/2043	23,789	25,362
5.393% due 03/25/2041 (a)	2,832	374
5.500% due 11/25/2032 - 06/01/2048	7,341	7,962
5.543% due 11/25/2049 •(a)	24,218	4,620
5.573% due 06/25/2037 •(a)	483	73
5.593% due 03/25/2037 - 03/25/2049 •(a)	9,632	1,518
5.613% due 12/25/2036 - 02/25/2037 •(a)	1,475	187

36	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.643% due 04/25/2037 •(a)	$830	$117
5.653% due 04/25/2037 •(a)	1,173	150
5.693% due 08/25/2035 - 02/25/2043 •(a)	4,673	624
5.843% due 01/25/2038 •(a)	1,866	251
5.893% due 01/25/2040 •(a)	2,235	258
5.923% due 03/25/2037 •(a)	2,498	343
5.943% due 05/25/2037 •(a)	680	89
5.953% due 06/25/2037 •(a)	2,922	451
5.983% due 04/25/2037 •(a)	1,890	303
5.993% due 12/25/2037 -10/25/2039 •(a)	2,569	277
6.000% due 06/25/2029 - 09/25/2031	1,112	1,190
6.093% due 10/25/2036 - 06/25/2040 •(a)	1,916	264
6.143% due 11/25/2035 •(a)	307	24
6.193% due 11/25/2036 •(a)	493	56
6.243% due 03/25/2036 •(a)	1,232	155
6.333% due 04/25/2037 •(a)	1,332	212
6.500% due 06/25/2028 - 02/25/2033	58	64
6.543% due 02/25/2038 •(a)	5,229	871
6.743% due 02/25/2037 •(a)	452	78
6.850% due 12/18/2027	3	3
6.900% due 05/25/2023	2	2
6.989% due 11/25/2042 •	21	16
7.000% due 07/25/2022 - 01/25/2048	130	141
7.350% due 01/17/2040 ~	26	26
7.500% due 07/25/2022 - 06/25/2042	17	18
7.500% due 06/25/2042 ~	14	15
8.500% due 06/25/2030	77	88
16.069% due 03/25/2038	458	513
17.703% due 04/25/2023 •(a)	2	0

Fannie Mae, TBA
3.000% due 06/01/2040	3,652,700	3,560,427

Freddie Mac
0.000% due 08/15/2056 - 08/15/2057 (b)(g)	172,114	140,770

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.705% due 01/25/2023 ~(a)	$162,212	$647
0.717% due 08/25/2031 •	7	7
0.797% due 12/15/2046 •	23,240	23,308
0.847% due 06/15/2049 •	13,359	13,424
1.155% due 09/25/2030 ~(a)	203,067	15,926
1.381% due 06/25/2030 ~(a)	88,680	8,118
1.432% due 05/25/2030 ~(a)	308,880	29,806
1.541% due 07/25/2044 •	5	5
1.602% due 05/01/2035 •	19	19
1.665% due 02/01/2037 •	2	2
1.865% due 01/15/2038 ~(a)	22,068	1,277
1.890% due 06/01/2037 •	1	1
1.987% due 10/15/2023 •	24	24
1.995% due 08/01/2034 •	1	1
2.008% due 09/01/2037 •	1	1
2.034% due 09/01/2037 •	1	1
2.067% due 01/01/2035 •	16	17
2.100% due 02/01/2033 - 06/01/2033 •	4	4
2.120% due 09/01/2037 - 12/01/2037 •	2	3
2.164% due 04/01/2036 •	5	5
2.221% due 07/01/2033 •	2	2
2.229% due 12/01/2033 •	33	34
2.250% due 09/01/2032 •	23	23
2.253% due 09/01/2024 •	1	1
2.284% due 03/01/2031 •	7	7
2.289% due 01/01/2035 •	44	47
2.295% due 09/01/2033 •	28	28
2.322% due 09/01/2023 •	1	1
2.329% due 08/01/2024 •	1	1
2.334% due 07/01/2034 •	27	28
2.345% due 11/01/2031 - 07/01/2033 •	16	16
2.348% due 05/01/2033 •	11	11
2.349% due 10/01/2032 •	8	8
2.350% due 01/01/2033 •	6	6
2.355% due 05/01/2029 - 12/01/2034 •	128	128
2.362% due 09/01/2033 •	1	1
2.363% due 09/01/2034 •	29	29
2.375% due 05/01/2037 •	1	1
2.391% due 04/01/2033 •	1	1
2.401% due 11/01/2029 •	38	38
2.504% due 03/01/2032 •	80	80
2.903% due 11/01/2035 •	49	51
3.000% due 03/15/2027 - 10/15/2047 (a)	47,825	8,712
3.000% due 08/01/2032 - 03/01/2049	225,593	224,011
3.500% due 08/15/2042 - 05/01/2049	420,557	425,213
3.500% due 12/15/2042 (a)	4,688	839
4.000% due 08/01/2040 - 08/01/2048	198,559	204,655
4.000% due 09/15/2048 (a)	6,032	657

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	37

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.158% due 09/25/2035 ~(a)	$78,898	$16,953
4.500% due 06/01/2048	3,081	3,213
4.823% due 03/15/2036 •(a)	524	17
5.000% due 02/15/2024 - 05/15/2038	3,231	3,446
5.500% due 08/15/2036 - 06/15/2041	19,831	21,482
5.553% due 11/15/2037 (a)	6,151	794
5.653% due 08/15/2037 •(a)	762	98
5.803% due 06/15/2038 - 01/15/2042 •(a)	4,188	549
6.000% due 02/15/2031 - 02/15/2032	1,010	1,092
6.043% due 03/15/2037 •(a)	3,962	572
6.053% due 03/15/2037 - 06/15/2039 •(a)	1,818	278
6.153% due 09/15/2036 •(a)	1,489	203
6.173% due 09/15/2036 •(a)	962	131
6.253% due 04/15/2036 - 05/15/2036 •(a)	6,080	988
6.303% due 04/15/2026 •(a)	343	22
6.353% due 01/15/2037 •(a)	626	93
6.500% due 11/25/2023 - 11/25/2049	5,799	6,632
6.750% due 01/15/2024	1	1
6.753% due 08/15/2036 •(a)	1,648	260
6.803% due 07/15/2034 •(a)	988	48
7.000% due 08/15/2023 - 09/01/2047	289	297
7.181% due 12/15/2042 •	1,406	1,260
7.250% due 09/15/2030	11	12
7.500% due 01/15/2023 - 09/15/2030	77	86
8.500% due 06/15/2031	40	45
8.514% due 05/15/2023 •	1	1
8.885% due 11/15/2043 •	13,617	15,877
9.045% due 08/15/2044 •	7,184	7,878
9.107% due 01/15/2041 •	1,148	1,236
10.067% due 02/15/2040 •	605	626
15.307% due 12/15/2031 - 02/15/2032 •	487	579
19.078% due 02/15/2024 •	1	1
19.379% due 11/15/2023 •	4	4
19.482% due 02/15/2024	3	3
19.899% due 10/15/2031 •	25	27

Ginnie Mae
0.024% due 08/16/2048 ~(a)	4,442	9
0.137% due 11/16/2043 ~(a)	6,062	10
0.224% due 10/16/2053 ~(a)	1,598	4
0.506% due 10/20/2062 •	3,447	3,434
0.576% due 03/20/2063 •	737	735
0.781% due 04/20/2068 •	25,083	24,957
0.856% due 11/20/2065 - 08/20/2066 •	35,184	35,318
0.876% due 10/20/2066 •	11,607	11,660
0.886% due 09/20/2066 •	7,136	7,166

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.906% due 05/20/2066 - 09/20/2066 •	$84,838	$85,275
0.936% due 08/20/2066 •	10,386	10,451
0.956% due 04/20/2066 - 11/20/2066 •	27,508	27,695
0.984% due 03/16/2051 ~(a)	698	2
1.029% due 04/20/2067 •	30,600	30,481
1.106% due 03/20/2066 - 01/20/2067 •	29,852	30,155
1.256% due 03/20/2066	6,984	7,083
1.625% due 10/20/2029 •	31	31
1.750% (H15T1Y + 1.500%) due 10/20/2025	2	2
1.750% due 12/20/2026 - 12/20/2033 •	32	31
1.875% due 06/20/2027 - 06/20/2032 •	76	77
2.000% (H15T1Y + 1.500%) due 02/20/2024 - 01/20/2026	1	2
2.000% due 01/20/2027 - 01/20/2035 •	52	54
2.125% due 08/20/2033 •	4	4
3.000% due 01/20/2042 - 11/20/2048	620	618
3.500% due 03/20/2043 (a)	404	70
3.500% due 01/20/2045 - 03/15/2048	149,195	154,981
4.000% due 06/20/2039 - 01/20/2049	208,496	215,963
4.000% due 03/20/2043 (a)	1,190	131
4.500% due 07/20/2032 - 02/20/2049	135,873	141,434
5.000% due 07/20/2033	152	157
5.500% due 04/20/2037	113	122
5.751% due 10/20/2047 (a)	10,712	1,490
6.100% due 06/15/2028 - 01/15/2029	241	258
6.490% due 01/15/2028 - 01/15/2029	331	356

Ginnie Mae, TBA
2.000% due 05/01/2052	85,000	80,757
2.500% due 04/01/2052	338,400	328,235
3.500% due 04/01/2052 - 06/01/2052	515,400	515,741
4.000% due 04/01/2052 - 06/01/2052	893,675	909,805

U.S. Small Business Administration
5.370% due 04/01/2028	137	142

Uniform Mortgage-Backed Security
1.500% due 12/01/2040 - 06/01/2051	1,986	1,799
2.000% due 02/01/2023 - 03/01/2052	3,002	2,932

38	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 08/01/2027 - 09/01/2051	$2,470,295	$2,366,643
3.000% due 09/01/2023 - 07/01/2050	3,683,306	3,641,376
3.500% due 10/01/2025 - 10/01/2051	804,976	814,793
4.000% due 09/01/2023 - 12/01/2051	2,075,291	2,139,916
4.500% due 08/01/2023 - 02/01/2050	74,556	78,134
5.000% due 06/01/2024 - 06/01/2049	8,332	8,810
5.500% due 05/01/2027 - 01/01/2029	90	97
6.000% due 12/01/2032 - 09/01/2040	10,805	12,018

Uniform Mortgage-Backed Security, TBA
1.500% due 04/01/2052	5,650	5,043
2.000% due 04/01/2037 - 04/01/2052	874,600	812,878
2.500% due 04/01/2037 - 06/01/2052	1,644,561	1,564,297
3.000% due 04/01/2037	537,600	541,380
3.500% due 04/01/2052 - 06/01/2052	4,084,400	4,074,132
4.000% due 04/01/2052 - 05/01/2052	3,509,805	3,582,002
4.500% due 04/01/2052 - 05/01/2052	114,200	118,016
5.000% due 04/01/2052	1,300	1,368

Vendee Mortgage Trust
6.500% due 09/15/2024	14	15

Total U.S. Government Agencies (Cost $27,813,432)		27,222,782

U.S. TREASURY OBLIGATIONS 12.5%

U.S. Treasury Bonds
2.250% due 08/15/2046 (q)	4,400	4,120
2.500% due 02/15/2045 (o)(q)	77,400	75,459
2.500% due 02/15/2046 (q)	2,319	2,273
2.500% due 05/15/2046 (q)	4,955	4,860
2.750% due 11/15/2047 (q)	100	104
2.875% due 05/15/2043 (q)	118,245	122,529
2.875% due 08/15/2045 (m)(q)	858,035	895,272
2.875% due 11/15/2046 (q)	542,700	571,149
2.875% due 05/15/2049 (q)	3,300	3,552

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 11/15/2044	$615,851	$653,355
3.000% due 08/15/2048 (q)	2,585	2,825
3.000% due 02/15/2049 (q)	125,029	137,566
3.125% due 02/15/2043 (q)	276,604	297,982
3.125% due 08/15/2044 (q)	478,709	518,072
3.375% due 05/15/2044 (q)	712,349	800,683
3.625% due 08/15/2043 (m)	680,378	790,089
3.625% due 02/15/2044	494,809	575,998
3.750% due 11/15/2043 (q)	355,213	420,490
6.250% due 05/15/2030 (o)(q)	845	1,088

U.S. Treasury Inflation Protected Securities (i)
0.125% due 07/15/2030 (o)(q)	1,610,066	1,708,776
0.125% due 07/15/2031 (o)	46,866	49,888
0.250% due 01/15/2025 (o)	819	859
0.250% due 07/15/2029 (o)	1,673,723	1,787,931
0.250% due 02/15/2050 (o)	233,192	245,245
0.375% due 01/15/2027 (o)	20,377	21,606
0.500% due 04/15/2024 (q)	78	82
0.500% due 01/15/2028 (o)	5,340	5,715
0.625% due 02/15/2043	29,243	32,667
0.750% due 07/15/2028 (o)	892,213	976,322
0.750% due 02/15/2042 (o)	232,174	265,594
0.750% due 02/15/2045	168,284	193,404
0.875% due 02/15/2047	230,547	276,328
1.000% due 02/15/2046 (o)	148,102	180,464
1.000% due 02/15/2048 (o)	216,222	268,744
1.000% due 02/15/2049 (o)	627,810	786,126
1.375% due 02/15/2044 (o)	117,752	151,108
2.125% due 02/15/2040	65,931	93,317
2.125% due 02/15/2041	16,557	23,422
2.500% due 01/15/2029 (o)	23,469	28,605

U.S. Treasury Notes
1.125% due 02/29/2028	52,824	48,992

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	39

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.125% due 02/15/2031	$1,044,596	$943,482
1.500% due 08/15/2026 (o)(q)	1,100	1,054
1.625% due 02/15/2026 (q)	420	406
2.000% due 11/15/2026	200	196
2.250% due 11/15/2024	965	959
2.375% due 03/31/2029	2,584,000	2,576,733
2.625% due 02/15/2029 (q)	560	567
2.750% due 02/28/2025 (q)	400	403

Total U.S. Treasury Obligations (Cost $16,767,475)		16,546,461

NON-AGENCY MORTGAGE-BACKED SECURITIES 29.5%

20 Times Square Trust
3.100% due 05/15/2035 ~	138,309	133,701

Adjustable Rate Mortgage Trust
0.817% due 08/25/2036 •	128	69
0.877% due 06/25/2037 •	310	328
0.957% due 03/25/2036 •	757	302
0.997% due 11/25/2035 •	3,281	3,147
0.997% due 01/25/2036 •	558	544
1.607% due 01/25/2035 •	2,065	1,973
1.607% due 01/25/2035 ^•	3,465	3,212
2.355% due 08/25/2036 ~	3,215	647
2.583% due 09/25/2035 ^~	588	551
2.597% due 01/25/2036 ^~	102	96
2.666% due 11/25/2035 ^~	352	303
2.710% due 01/25/2036 ^~	4,165	3,588
2.740% due 01/25/2036 ^~	661	621
2.741% due 07/25/2035 ~	1,161	1,150
2.756% due 05/25/2035 ~	2,865	2,856

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.845% due 03/25/2036 ~		$10,943	$4,733
3.078% due 02/25/2036 ^~		1,589	1,257
3.158% due 11/25/2035 ^~		47	42

American General Mortgage Loan Trust
0.000% due 09/25/2048 (g)		182,161	171,166

American Home Mortgage Assets Trust
0.647% due 05/25/2046 ^•		6,748	5,946
0.647% due 12/25/2046 ^•		26,616	23,452
0.667% due 10/25/2046 •		183	114
0.837% due 09/25/2046 ^•		11,480	10,959
0.837% due 06/25/2047 ^•		88	82
1.061% due 11/25/2046		95,194	34,273
6.750% due 06/25/2037 ^þ		5,081	4,719

American Home Mortgage Investment Trust
0.737% due 03/25/2046		8,488	8,083
0.777% due 06/25/2046 •		11,354	3,105
1.057% due 11/25/2045 •		189	151
2.034% due 10/25/2034 •		1,542	1,561
2.451% due 09/25/2035 •		33,504	17,528
2.579% due 12/25/2035 •		266	137
2.579% due 11/25/2045 ^•		23,005	13,069
2.829% due 02/25/2045 •		887	888
5.908% due 09/25/2035 þ		23,446	16,132

Avon Finance PLC
0.000% due 11/28/2049 (g)	GBP	1,900	76,331
0.000% due 11/28/2049 (b)(g)		27,160	31,301
1.197% due 09/20/2048 •		85,524	112,304
1.605% due 11/28/2049 •		530,747	702,893
1.797% due 09/20/2048 •		11,604	15,236
2.297% due 09/20/2048 •		11,605	15,234
2.305% due 11/28/2049 •		66,994	88,637
2.797% due 09/20/2048 •		8,778	11,520
2.855% due 11/28/2049 •		28,517	37,729
3.705% due 11/28/2049		17,653	23,476
4.205% due 11/28/2049 •		22,179	28,996
4.705% due 11/28/2049 •		23,990	31,114

BAMLL Commercial Mortgage Securities Trust
0.998% due 07/07/2043 ~(a)		$2,980	97
3.418% due 07/07/2043		2,021	2,032

Banc of America Alternative Loan Trust
0.857% due 06/25/2046 ^•		31	24
5.500% due 10/25/2033		3,368	3,360
5.500% due 12/25/2035 ^		64	62
6.000% due 07/25/2034		12,635	12,589
6.000% due 03/25/2036 ^		2,016	1,964

40	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 06/25/2046 ^	$132	$126
6.000% due 07/25/2046 ^	359	345

Banc of America Funding Corp.
3.702% due 09/25/2048 ~	8,597	8,808

Banc of America Funding Trust
0.463% due 05/26/2037 ~	34,751	25,198
0.737% due 07/25/2037 •	11,361	11,192
0.747% due 07/25/2037 •	9,698	9,559
0.769% due 02/20/2047 •	3,395	3,319
0.957% due 07/25/2036 ^•	24	18
1.009% due 05/20/2036 •	74,571	29,398
1.069% due 09/20/2035 ^•	3,875	3,052
1.653% due 06/20/2035 ^•	390	330
2.001% due 12/20/2034 ~	268	179
2.382% due 03/20/2036 ~	262	234
2.640% due 03/20/2036 ~	37	33
2.657% due 07/20/2036 ~	2,425	2,465
2.727% due 04/20/2035 ~	148	139
2.731% due 05/25/2035 ~	13	13
2.758% due 05/20/2034 ~	408	409
2.762% due 09/20/2035 ^~	181	169
2.910% due 09/20/2046 ^~	805	756
2.994% due 05/20/2036 ^~	96	96
3.031% due 10/20/2035 ~	3,193	3,125
3.038% due 06/20/2047 ~	1,758	1,602
3.255% due 10/20/2046 ^~	200	176
3.312% due 11/20/2035 ~	1,553	1,444
3.482% due 01/20/2047 ^~	77	74
3.672% due 09/20/2035 ~	10	10
3.692% due 11/20/2035 ~	2,205	2,041
5.500% due 09/25/2034	17	16
5.500% due 03/25/2036 ^	54	51
6.000% due 09/25/2036 ^	1,335	1,229
6.000% due 08/25/2037 ^	3,460	3,222
6.000% due 10/26/2037 ~	5,849	5,488
6.388% due 04/25/2037 ^þ	254	250

Banc of America Mortgage Trust
2.121% due 12/25/2033 ~	68	69
2.248% due 08/25/2034 ~	39	41
2.340% due 09/25/2035 ~	15	15
2.366% due 09/25/2033 ~	1,129	1,125
2.372% due 05/25/2033 ~	5	5
2.409% due 11/25/2035 ^~	98	93
2.437% due 02/25/2035 ~	109	108
2.452% due 07/25/2034 ~	10	10
2.475% due 01/25/2034 ~	109	110
2.496% due 06/25/2035 ~	103	95
2.532% due 04/25/2033 ~	44	45
2.556% due 02/25/2035 ~	122	125
2.557% due 01/25/2035 ~	6,739	6,836
2.568% due 05/25/2034 ~	139	142
2.603% due 12/25/2033 ~	26	26
2.654% due 01/25/2036 ^~	93	85
2.697% due 07/25/2035 ^~	276	272
2.697% due 07/25/2035 ~	489	483

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.713% due 02/25/2036 ^~	$1,664	$1,635
2.747% due 10/25/2035 ^~	13	13
2.749% due 04/25/2035 ^~	172	175
2.764% due 11/25/2035 ^~	151	146
2.771% due 09/25/2035 ^~	304	296
2.802% due 11/20/2046 ^~	17	16
2.803% due 05/25/2035 ^~	1,955	1,943
2.969% due 08/25/2035 ^~	1,585	1,583
3.653% due 03/25/2033 ~	92	93
5.500% due 09/25/2035 ^	98	93
5.500% due 09/25/2035	489	464
5.750% due 07/20/2032 ~	3	3
6.000% due 09/25/2037 ^	123	119
6.000% due 07/25/2046 •	2,345	2,205

BANK
0.318% due 02/15/2061 ~(a)	215,517	4,059

Bayview Commercial Asset Trust
0.877% due 01/25/2037 •	44	42

BCAP LLC Trust
0.427% due 08/26/2036 ~	11,926	10,880
0.547% due 03/26/2035 ~	944	897
0.562% due 07/26/2036 ~	348	312
0.667% due 11/26/2036 •	5,601	2,134
0.747% due 05/26/2037 •	4,185	4,091
0.765% due 11/27/2047 ~	28,994	23,376
0.797% due 01/25/2037 ^•	339	321
0.827% due 05/26/2037 •	9,801	7,455
0.897% due 05/25/2047 ^•	3,616	3,650
1.687% due 09/27/2037 •	5,432	5,370
2.256% due 09/26/2035 ~	6	5
2.574% due 10/26/2035 ~	2,919	2,202
2.606% due 02/26/2036 ~	18	17
2.654% due 01/26/2036 ~	1,392	1,072
2.738% due 10/26/2035 ~	3,671	3,734
2.798% due 11/26/2035 ~	275	271
2.804% due 12/20/2035 ~	12,238	7,263
2.854% due 02/26/2036 ~	1,933	1,742
2.870% due 06/26/2037 ~	7,934	7,368
2.870% due 06/27/2037 ~	5,840	5,276
3.133% due 05/26/2047 ~	4,867	4,323
5.250% due 02/26/2036 ~	699	403
5.250% due 04/26/2037	1,303	885
5.750% due 04/25/2037	5,304	3,308
5.953% due 04/26/2037 ~	4,869	3,048
6.000% due 07/26/2036 ~	8,845	6,715
6.000% due 08/26/2037 ~	8,345	8,006
6.250% due 12/26/2036 ~	7,324	6,761
6.460% due 08/26/2022 ~	84	54

Bear Stearns Adjustable Rate Mortgage Trust
2.141% due 12/25/2046 •	1,775	1,651
2.151% due 02/25/2036 ^~	2,139	1,916
2.261% due 02/25/2036 ^~	76	75
2.400% due 02/25/2036 •	38	39
2.423% due 08/25/2035 ^~	1,319	1,179
2.442% due 05/25/2034 ~	18	18

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	41

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 02/25/2033 ~	$2	$2
2.546% due 01/25/2035 ~	23	22
2.602% due 11/25/2034 ~	353	339
2.638% due 10/25/2033 ~	141	141
2.689% due 02/25/2035 ~	713	714
2.698% due 04/25/2034 ~	549	540
2.711% due 01/25/2035 ~	121	122
2.727% due 07/25/2034 ~	132	132
2.750% due 07/25/2034 ~	21	21
2.774% due 01/25/2035 ~	387	389
2.820% due 08/25/2035 ~	2,707	2,739
2.828% due 08/25/2035 ^~	287	281
2.865% due 07/25/2034 ~	1	1
2.923% due 03/25/2035 ~	571	551
2.988% due 08/25/2047 ^~	1,259	1,164
3.072% due 04/25/2034 ~	294	291
3.081% due 08/25/2035 ^•	5,920	4,880
3.084% due 05/25/2037 ~	2,142	2,097
3.094% due 07/25/2036 ^~	1,959	1,815
3.121% due 08/25/2047 ^~	1,932	1,897
3.133% due 05/25/2047 ^~	2,761	2,706
3.271% due 06/25/2047 ^~	6,084	5,983
3.318% due 02/25/2036 ^~	358	352
3.353% due 08/25/2035 ^~	757	732
3.359% due 02/25/2036 ^~	27	25
3.423% due 08/25/2035 ~	172	162
3.430% due 09/25/2034 ~	1,229	1,208
3.481% due 11/25/2034 ~	3	3
3.622% due 11/25/2034 ~	11	10

Bear Stearns ALT-A Trust
0.777% due 02/25/2034	36	35
0.777% due 08/25/2036	11,804	11,276
0.777% due 11/25/2036 ^•	5,049	4,417
0.777% due 06/25/2046 ^•	8,761	8,072
0.897% due 04/25/2036 ^•	4,297	6,348
0.937% due 02/25/2036 •	2,352	2,369
1.097% due 04/25/2034 •	111	110
1.132% due 04/25/2035	7,976	8,056
1.312% due 06/25/2034 •	1,747	1,762
1.387% due 11/25/2034 •	8,531	7,394
1.625% due 01/25/2034 ~	39	34
2.107% due 09/25/2034 •	6,446	6,088
2.125% due 09/25/2034 ~	88	89
2.182% due 07/25/2034 •	4,507	4,679
2.483% due 04/25/2035 ~	527	533
2.495% due 08/25/2034 ~	865	890
2.545% due 05/25/2035 ~	1,254	1,247
2.549% due 10/25/2035 ^~	16,400	15,319
2.552% due 07/25/2035 ~	23,388	18,389
2.591% due 01/25/2036 ^~	4,668	4,644
2.619% due 01/25/2035 ~	282	247
2.624% due 02/25/2036 ^~	939	922
2.627% due 05/25/2035 ~	179	178
2.700% due 01/25/2036 ~	20,268	19,931
2.732% due 02/25/2036 ^~	8,087	7,555
2.746% due 06/25/2034 ~	382	382

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.772% due 02/25/2034 ~		$62	$62
2.829% due 11/25/2035 ^~		10,626	9,179
2.843% due 01/25/2035 ~		62	62
2.861% due 04/25/2035 ~		615	606
2.874% due 09/25/2035 ^~		4,153	3,067
2.888% due 09/25/2035 ^~		863	425
2.931% due 02/25/2036 ^~		1,694	1,394
2.953% due 11/25/2035 ^~		6,778	4,957
2.992% due 04/25/2035 ~		311	299
3.019% due 01/25/2047 ~		1,753	1,141
3.033% due 09/25/2035 ^~		5,968	4,249
3.051% due 11/25/2036 ~		5,037	3,612
3.059% due 05/25/2036 ~		12,927	11,021
3.066% due 05/25/2036 ^~		19	14
3.083% due 08/25/2036 ^~		260	214
3.088% due 09/25/2047 ^~		21,601	13,684
3.128% due 04/25/2035 ~		323	300
3.139% due 05/25/2036 ~		12,654	8,361
3.260% due 05/25/2036 ^~		7,089	4,487
3.292% due 08/25/2036 ^~		3,026	1,875
3.322% due 03/25/2036 ^~		8,480	7,593
3.352% due 09/25/2034 ~		43	47
4.327% due 07/25/2035 ^~		9,808	8,059

Bear Stearns Mortgage Funding Trust
0.627% due 03/25/2037 •		45,205	42,595
0.637% due 06/25/2037 •		9,125	8,571
0.657% due 09/25/2046 •		18,902	18,386
0.667% due 06/25/2037 •		46,312	45,245
0.857% due 11/25/2036 ^•		17,006	16,076
0.897% due 08/25/2036 •		8,763	8,571

Bear Stearns Structured Products, Inc. Trust
2.340% due 12/26/2046 ^~		134	115
2.728% due 01/26/2036 ^~		6,549	5,641
7.000% due 07/25/2037 ~		30,396	13,411

BellaVista Mortgage Trust
0.949% due 05/20/2045 •		131	91

Benchmark Mortgage Trust
0.604% due 07/15/2053 ~(a)		68,256	2,865
1.456% due 12/17/2053 ~(a)		218,748	20,664
1.792% due 07/15/2053 ~(a)		104,119	10,050

Business Mortgage Finance PLC
0.000% due 08/15/2040 •	EUR	814	893

BXP Trust
3.379% due 06/13/2039		$28,700	28,267

CFCRE Commercial Mortgage Trust
1.098% due 11/10/2049 ~(a)		151,155	6,092

Chase Mortgage Finance Trust
2.356% due 02/25/2037 ~		23	23
2.378% due 06/25/2035 ~		2	2
2.408% due 06/25/2035 ~		28	29
2.787% due 12/25/2035 ^~		162	153
2.834% due 01/25/2036 ^~		361	330
2.860% due 09/25/2036 ^~		10	9
3.114% due 12/25/2037 ^~		358	332

42	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.136% due 03/25/2037 ^~		$3,140	$3,123
5.500% due 11/25/2035		740	659
6.000% due 10/25/2036 ^		484	287
6.000% due 11/25/2036		1,800	1,076
6.000% due 12/25/2036		109	67
6.000% due 02/25/2037 ^		1,326	712
6.000% due 03/25/2037 ^		751	491
6.000% due 05/25/2037 ^		11,942	7,309
6.250% due 10/25/2036 ^		4,549	2,735

ChaseFlex Trust
0.757% due 07/25/2037 •		10,335	9,837
1.017% due 05/25/2037 •		15,104	14,775
4.463% due 09/25/2036 ~		4,685	4,503
6.300% due 06/25/2036 ^~		11,161	10,534

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
1.137% due 08/25/2037 •		5,095	4,749
4.161% due 08/25/2037 ^þ		769	721

Chester A PLC
0.000% due 03/17/2046 (g)	GBP	116,570	131,107
0.000% due 05/20/2046		9	86,153
1.082% due 03/17/2046 •		681,164	899,605
1.532% due 03/17/2046 •		125,536	164,423
2.032% due 03/17/2046 •		116,569	152,445
2.532% due 03/17/2046 •		71,735	94,108
3.282% due 03/17/2046 •		35,868	47,246

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.637% due 05/25/2036 •		$156	146
0.687% due 05/25/2036 •		304	284
0.737% due 01/25/2035 •		222	222
0.757% due 08/25/2035 •		38	37

Citicorp Mortgage Securities Trust
5.750% due 06/25/2036		105	102
6.000% due 08/25/2036		3,263	3,236

Citigroup Commercial Mortgage Trust
1.384% due 10/10/2049 ~(a)		281,665	14,096
3.349% due 02/10/2049		40,000	39,529

Citigroup Mortgage Loan Trust
0.000% due 09/25/2037 ^~		828	68
0.000% due 09/25/2060 ~		109,718	99,244
0.000% due 09/25/2060 ~(a)		839,705	23,613
0.000% due 10/25/2060 ~		60,778	53,803
0.000% due 10/25/2060 ~(a)		1,108,670	37,721
0.000% due 05/01/2061 ~		37,577	30,226
0.000% due 05/01/2061 ~(a)		1,178,033	17,304

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 08/01/2061 ~	$23,648	$22,733
0.000% due 08/01/2061 ~(a)	1,372,545	51,134
0.000% due 09/25/2064 ~	60	59
0.000% due 03/01/2065 ~	28,132	21,393
0.000% due 03/01/2065 ~(a)	2,175,018	24,624
0.000% due 03/01/2070 ~	19,521	19,067
0.000% due 03/01/2070 ~(a)	367,162	20,315
0.000% due 01/25/2082 (a)	677	675
0.110% due 10/25/2060 ~(a)	995,930	3,056
0.150% due 09/25/2060 ~(a)	768,659	5,705
0.150% due 05/01/2061 ~(a)	1,071,569	8,307
0.150% due 03/01/2070 ~(a)	336,887	1,995
0.151% due 03/01/2065 ~(a)	1,697,738	9,928
0.170% due 08/01/2061 ~(a)	1,266,915	5,854
0.327% due 08/25/2036 •	31,119	14,205
0.527% due 01/25/2037 •	186	178
0.582% due 05/20/2047 •	9,318	8,505
0.727% due 12/25/2035 ~	6,756	5,955
0.957% due 09/25/2036 •	718	700
0.981% due 08/25/2035 •	5,871	5,515
1.407% due 09/25/2037	2,201	1,775
1.500% due 10/25/2060 ~	775,239	748,486
1.500% due 03/01/2065 ~	1,701,697	1,576,028
1.500% due 03/01/2070 ~	240,084	229,674
1.750% due 09/25/2060 ~	473,476	450,583
1.938% due 08/25/2035 ~	212	210
2.000% due 09/25/2060 ~	65,780	60,133
2.000% due 08/01/2061 ~	1,085,795	1,057,306
2.022% due 09/25/2037 ~	930	931
2.125% due 05/01/2061 ~	916,826	895,035
2.250% due 03/01/2065 ~	135,165	119,318
2.329% due 03/25/2034 ~	271	275
2.371% due 10/25/2035 ^~	1,742	1,080
2.395% due 11/25/2036 ^~	109	106
2.470% due 05/25/2035 •	17	17
2.490% due 03/25/2036 ^•	207	202
2.500% due 10/25/2060 ~	69,657	66,020
2.500% due 05/01/2061 ~	68,073	64,593
2.508% due 03/25/2035 ~	8,164	8,329
2.550% due 03/25/2036 ^~	1,549	1,493
2.576% due 10/25/2046 ^~	1,676	1,636
2.578% due 07/25/2036 ^~	1,232	1,146

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	43

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.614% due 10/25/2035 ^~	$21	$18
2.625% due 08/01/2061 ~	84,146	79,812
2.668% due 11/25/2036 ~	1,347	1,061
2.729% due 11/25/2036 ~	2,991	2,350
2.750% due 09/25/2060	57,244	53,578
2.750% due 03/01/2065 ~	101,375	91,577
2.750% due 03/01/2070 ~	23,221	21,517
2.768% due 11/25/2036 ^~	1,782	1,734
2.821% due 08/25/2035 ~	273	280
2.829% due 11/25/2036 ^~	3,631	3,319
2.875% due 05/01/2061 ~	55,309	48,432
2.875% due 08/01/2061 ~	58,828	54,272
2.974% due 03/25/2037 ~	3,133	2,584
3.000% due 10/25/2060 ~	68,367	63,948
3.000% due 03/01/2065 ~	80,097	70,780
3.000% due 03/01/2070 ~	26,154	24,348
3.042% due 06/25/2036 ^~	1,892	1,896
3.125% due 05/01/2061 ~	44,369	38,693
3.146% due 03/25/2037 ^~	866	786
3.185% due 09/25/2037 ~	5,405	5,083
3.199% due 06/25/2036 ~	803	769
3.228% due 09/25/2059 þ	16,745	16,745
3.250% due 09/25/2060	50,716	48,949
3.250% due 08/01/2061 ~	48,403	44,309
3.304% due 03/01/2065 ~	103,877	85,703
3.368% due 07/25/2036 ~	2,451	2,026
3.500% due 10/25/2060 ~	52,242	48,895
3.500% due 05/01/2061 ~	30,998	27,677
3.500% due 03/01/2070 ~	20,531	19,134
3.750% due 08/01/2061 ~	35,744	32,206
3.799% due 05/01/2061 ~	23,096	20,051
3.895% due 10/25/2060 ~	66,433	59,676
4.035% due 09/25/2060 ~	66,282	62,461
4.058% due 03/01/2070 ~	21,753	20,629
4.145% due 01/25/2082 ~	288,860	275,706
4.222% due 08/01/2061 ~	28,297	25,558
4.276% due 09/25/2064 ~	109,483	95,371
5.250% due 03/25/2037 ^	2,346	1,985
5.750% due 06/27/2022	317	311
5.750% due 04/25/2047 ^	4,040	2,677
6.000% due 05/25/2037	2,919	2,564
6.000% due 08/25/2037 ~	11,787	7,873
6.250% due 11/25/2037 ~	2,051	1,199
6.500% due 10/25/2036 ~	5,943	4,117

Citigroup Mortgage Loan Trust, Inc.
1.000% due 05/01/2072 «	3,382	3,380
2.392% due 04/25/2035 ~	1,272	1,243
2.812% due 05/25/2035 ~	214	216
3.015% due 12/25/2035 ^~	253	170
3.307% due 04/25/2052 «~	450,272	442,801
3.779% due 02/01/2062	18,227	18,486
4.000% due 05/01/2072 «	900,000	912,738
6.000% due 05/25/2035	2,408	2,409

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.993% due 09/25/2035 ^~	289	242

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CitiMortgage Alternative Loan Trust
4.993% due 02/25/2037 ^•(a)		$1,704	$200
5.750% due 12/25/2036 ^		318	306
5.750% due 03/25/2037 ^		515	498
6.000% due 07/25/2036 ^		284	270
6.000% due 06/25/2037 ^		3,514	3,436
6.000% due 10/25/2037 ^		1,921	1,821

Clavis Securities PLC
0.000% due 12/15/2031 •	EUR	5,437	5,905
1.207% due 12/15/2032 •	GBP	608	775

CNL Commercial Mortgage Loan Trust
0.897% due 05/15/2031 •		$260	250

Commercial Mortgage Trust
0.177% due 04/10/2047 ~(a)		58,814	198
1.094% due 08/10/2047 ~(a)		197,398	3,793
1.311% due 10/10/2049 ~(a)		197,711	9,182
3.140% due 10/10/2036		13,000	12,541
3.546% due 06/10/2047		8,212	8,159
3.550% due 02/10/2049		17,014	17,180
3.955% due 02/10/2047		3,400	3,437
4.228% due 05/10/2051		1,400	1,461

Constellation Oil Services Holding SA
1.000% due 12/31/2024 «		800	800

Countrywide Alternative Loan Resecuritization Trust
4.112% due 08/25/2037 ^~		863	534
6.000% due 05/25/2036 ^		60	44
6.000% due 08/25/2037 ^~		1,171	785

Countrywide Alternative Loan Trust
0.581% due 09/25/2034 •		204	189
0.617% due 09/25/2047 •		17,986	17,309
0.629% due 02/20/2047 ^•		13,133	10,740
0.639% due 03/20/2047 •		20,757	17,670
0.644% due 12/20/2046 ^•		36,424	31,946
0.649% due 07/20/2046 ^•		6,292	4,850
0.659% due 09/20/2046 •		3,012	2,465
0.667% due 04/25/2047 •		11,669	9,926
0.677% due 09/25/2047 •		14,144	13,272
0.697% due 06/25/2036 •		943	922
0.697% due 11/25/2036 «•		1	0
0.737% due 06/25/2037 •		13,463	12,789
0.777% due 06/25/2036		11,767	9,944
0.777% due 11/25/2036 •		12,054	11,872
0.777% due 01/25/2037 •		23,715	21,667
0.777% due 07/25/2046 •		6,396	6,260
0.797% due 11/25/2036 «•		7	0
0.817% due 11/25/2036 •		4,711	5,369
0.817% due 05/25/2047		6,408	5,857
0.827% due 02/25/2037 ^•		358	81
0.837% due 09/25/2046 ^•		22,029	21,508
0.837% due 10/25/2046 •		2,577	2,465
0.857% due 02/25/2036 •		1,649	1,555
0.857% due 06/25/2036 ^•		70	33
0.869% due 05/20/2046 ^•		22,459	20,076

44	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.877% due 05/25/2035 •	$4,528	$4,335
0.877% due 07/25/2046 •	5,421	5,194
0.897% due 05/25/2035	2,061	1,956
0.957% due 12/25/2035 ^	1,699	808
0.957% due 12/25/2035 •	30,713	21,351
0.957% due 04/25/2036 •	6,608	2,227
0.977% due 07/25/2035 •	247	235
0.977% due 08/25/2035 •	8,198	5,940
0.997% due 02/25/2036 •	980	820
1.007% due 11/25/2035 •	2,742	1,374
1.017% due 08/25/2035 •	1,678	1,589
1.017% due 12/25/2035 •	376	371
1.017% due 02/25/2037 •	12,580	10,820
1.037% due 11/25/2035 •	183	210
1.037% due 02/25/2036 ^•	6,625	6,408
1.037% due 05/25/2036 •	4,435	4,037
1.077% due 08/25/2035 ^•	843	755
1.077% due 10/25/2035	10	10
1.077% due 11/25/2035 •	3,198	3,035
1.087% due 11/20/2035 •	5,807	5,368
1.107% due 11/20/2035 •	22,713	21,578
1.117% due 09/25/2035 •	1,851	1,428
1.117% due 10/25/2035 •	1,469	1,156
1.141% due 12/25/2035 •	8,772	8,157
1.157% due 09/25/2035 •	7,181	6,808
1.157% due 12/25/2035 ^•	14,096	13,939
1.241% due 08/25/2035 ^•	12	14
1.257% due 08/25/2035 •	1,201	804
1.257% due 01/25/2036 ^•	1,654	1,564
1.451% due 07/20/2035 ^•	2,504	2,280
1.457% due 08/25/2035 ^•	4,139	2,210
1.477% due 10/25/2034 •	6,441	6,426
1.541% due 08/25/2035 •	135	130
1.701% due 08/25/2035 •	4,021	3,916
1.786% due 06/25/2035	244	230
1.997% due 11/25/2035 •	3,460	3,117
2.032% due 02/25/2035 •	3,010	2,969
2.107% due 08/25/2034	4,811	4,736
2.107% due 10/25/2034 •	4,513	4,485
2.191% due 10/20/2035 •	16,742	13,116
2.211% due 10/20/2035 •	8,530	6,932
2.449% due 05/25/2035 ^~	2,427	1,729
2.458% due 08/25/2034 ^~	2,693	2,562
2.561% due 12/25/2034 ~	5,522	5,865
2.574% due 12/25/2035 ~	87	85
2.595% due 03/25/2047 ^•	3,897	3,383
2.609% due 06/25/2037 ~	68	62
2.798% due 11/25/2035 ^~	259	247
2.805% due 03/25/2047 ~	3,651	3,597
3.059% due 08/25/2036 ~	424	419
3.118% due 02/25/2037 ^~	722	717
3.290% due 06/25/2037 ^~	3,438	3,157
3.364% due 12/25/2035 ^~	93	92
4.493% due 11/25/2035 •(a)	2,742	273
4.643% due 11/25/2035 ^•(a)	2,826	396
4.793% due 08/25/2036 ^•(a)	8,625	1,322

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 08/25/2035 ^	$3,187	$2,773
5.500% due 03/25/2035	2,503	2,410
5.500% due 05/25/2035	608	526
5.500% due 06/25/2035 ^	147	134
5.500% due 07/25/2035 ^	46	42
5.500% due 08/25/2035	3,644	3,556
5.500% due 09/25/2035 ^	26,573	23,576
5.500% due 11/25/2035 ^	7,430	6,410
5.500% due 12/25/2035 ^	2,856	1,958
5.500% due 01/25/2036	164	124
5.500% due 01/25/2036 ^	5,829	5,186
5.500% due 02/25/2036 ^	621	468
5.500% due 02/25/2036	31,854	24,843
5.750% due 05/25/2036	266	150
5.750% due 08/25/2036 ^	3,998	2,896
5.750% due 03/25/2037	3,953	2,787
5.750% due 06/25/2037	3,206	2,026
5.750% due 07/25/2037 ^	938	721
5.750% due 04/25/2047 ^	2,182	1,701
6.000% due 11/25/2034	3,363	3,401
6.000% due 02/25/2035	21,078	19,690
6.000% due 02/25/2036 ^	30	21
6.000% due 02/25/2036	34,511	25,788
6.000% due 03/25/2036 ^	9,879	6,075
6.000% due 04/25/2036 ^	11,707	7,571
6.000% due 05/25/2036 ^	7,349	5,147
6.000% due 05/25/2036	3,429	2,440
6.000% due 06/25/2036	8,297	5,903
6.000% due 07/25/2036	8,845	6,715
6.000% due 08/25/2036 ^	4,198	3,137
6.000% due 01/25/2037 ^	1,023	995
6.000% due 02/25/2037 ^	3,434	1,737
6.000% due 03/25/2037 ^	2,531	1,343
6.000% due 04/25/2037 ^	8,141	4,957
6.000% due 05/25/2037 ^	11,748	7,259
6.000% due 06/25/2037 ^	538	350
6.000% due 08/25/2037 ^•	5,426	3,649
6.250% due 11/25/2036	4,520	2,858
6.250% due 12/25/2036 ^	3,205	1,894
6.250% due 11/25/2046 ^	2,055	1,347
6.500% due 05/25/2036 ^	2,688	1,748
6.500% due 06/25/2036 ^	893	595
6.500% due 08/25/2036 ^	2,516	1,194
6.500% due 09/25/2036	1,385	1,031
6.500% due 09/25/2036 ^	4,091	2,793
6.500% due 12/25/2036 ^	2,584	1,576
6.500% due 08/25/2037 ^	10,070	5,731
6.500% due 09/25/2037 ^	18,889	10,107
6.500% due 11/25/2037 ^	8,181	5,128
7.000% due 08/25/2034 ^	181	169
7.000% due 09/25/2036	27,313	9,160
7.250% due 08/25/2032	96	99
7.500% due 12/25/2034 ^	104	30

Countrywide Home Loan Mortgage Pass-Through Trust
0.727% due 04/25/2035 •	1,521	1,450

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	45

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.857% due 04/25/2046 •	$359	$333
0.917% due 05/25/2035 •	270	236
0.957% due 05/25/2036 ^•	2,121	808
0.997% due 03/25/2035 •	330	317
1.037% due 04/25/2035	4,207	3,882
1.057% due 03/25/2035	1,136	888
1.057% due 05/25/2035 •	7,340	6,116
1.097% due 03/25/2035 •	13,009	11,806
1.117% due 02/25/2035	377	340
1.137% due 02/25/2035 •	726	672
1.137% due 03/25/2036 •	7	4
1.157% due 02/25/2036 ^•	2	1
1.197% due 02/25/2035 •	6,285	5,797
1.217% due 09/25/2034 •	92	92
1.985% due 02/20/2036 ^•	1,381	1,205
1.987% due 02/20/2036 ^•	525	497
1.991% due 02/20/2036 ^	639	635
2.072% due 05/25/2034 ~	55	55
2.116% due 02/25/2034 ~	103	99
2.121% due 02/20/2036 ^•	5,094	4,401
2.163% due 02/25/2035 ~	5,296	4,615
2.169% due 02/25/2034 ~	8	8
2.231% due 07/25/2034 ~	85	85
2.250% due 10/25/2033 ~	38	37
2.281% due 09/25/2034 ^~	18	16
2.369% due 12/25/2033 ~	45	44
2.407% due 10/20/2034 ~	2,942	2,942
2.505% due 02/20/2035 ~	225	227
2.529% due 11/20/2034 ~	150	152
2.531% due 04/25/2035 ~	481	414
2.553% due 12/19/2033 ~	7	7
2.600% due 09/20/2035 ~	8,545	8,346
2.625% due 10/20/2035 ^~	377	374
2.625% due 10/20/2035 ~	1,578	1,569
2.630% due 09/25/2034 ~	199	203
2.632% due 03/25/2035 ^~	207	181
2.653% due 03/25/2035 ~	402	405
2.668% due 03/20/2036 ~	4,602	4,575
2.672% due 08/20/2035 ^~	5,849	5,712
2.674% due 02/25/2047 ^~	9,388	9,079
2.675% due 09/25/2037 ^~	1,291	1,259
2.683% due 05/20/2034 ~	40	41
2.714% due 11/20/2035 ~	20,416	17,965
2.716% due 09/20/2034 ~	98	94
2.792% due 09/20/2035 ~	5,058	4,938
2.803% due 03/25/2037 ^~	158	147
2.806% due 02/20/2036 ~	3,144	3,085
2.813% due 05/20/2036 ~	6,923	6,389
2.814% due 01/25/2036 ~	2,298	2,182
2.814% due 01/25/2036 ^~	720	683
2.851% due 09/20/2036 ^~	836	795
2.871% due 11/25/2037 ~	19,821	19,642
2.873% due 04/25/2037 ^~	2,019	1,954
2.887% due 09/25/2047 ^~	919	873
2.933% due 05/20/2036 ^~	16,194	16,256
2.934% due 11/25/2037 ~	18,547	18,273

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.959% due 05/20/2035 ~	$773	$750
2.976% due 05/20/2036 ^~	2,838	2,485
2.991% due 05/19/2033 ~	105	101
3.020% due 04/25/2047 ~	6,188	5,567
3.034% due 07/19/2033 ~	356	362
3.034% due 11/25/2037 ~	13,399	12,815
3.051% due 05/20/2036 ^~	1,610	1,537
3.075% due 06/20/2036 ~	5,598	5,280
3.095% due 08/25/2034 ~	4	4
3.095% due 08/25/2034 ^~	1	1
3.108% due 11/20/2035 ^~	1,267	1,095
3.119% due 04/25/2035 ^~	21	19
3.195% due 04/20/2036 ^~	232	212
3.211% due 06/25/2047 ^~	3,385	3,505
5.250% due 12/25/2027 ^	500	393
5.250% due 07/25/2034	164	162
5.500% due 04/25/2035	22	21
5.500% due 08/25/2035 ^	1,762	1,226
5.500% due 08/25/2035	218	143
5.500% due 09/25/2035 ^	1,376	1,126
5.500% due 10/25/2035	84	63
5.500% due 10/25/2035 ^	216	172
5.500% due 11/25/2035 ^	255	179
5.500% due 01/25/2036	796	617
5.750% due 08/25/2034	171	167
5.750% due 02/25/2036 ^	505	327
5.750% due 02/25/2037 ^	222	143
5.750% due 03/25/2037 ^	2,187	1,428
5.750% due 05/25/2037 ^	339	220
5.750% due 07/25/2037 ^	1,976	1,319
5.850% due 05/25/2036 ^	2,408	1,465
6.000% due 12/25/2035 ^	15	11
6.000% due 02/25/2037 ^	6,459	3,913
6.000% due 03/25/2037 ^	3,855	2,527
6.000% due 04/25/2037 ^	282	183
6.000% due 05/25/2037 ^	3,094	1,828
6.000% due 07/25/2037 ^	2,216	1,433
6.000% due 07/25/2037	4,610	2,668
6.000% due 08/25/2037 ^	778	514
6.000% due 09/25/2037	2,180	1,495
6.000% due 10/25/2037 ^	95	85
6.000% due 01/25/2038 ^	8,651	5,473
6.250% due 09/25/2036 ^	2,188	1,217
6.250% due 10/25/2036 ^	105	68
6.500% due 11/25/2036 ^	8,974	4,747
6.500% due 05/25/2037 ^	213	133
6.500% due 10/25/2037 ^	16,125	9,253
6.500% due 11/25/2037 ^	3,437	1,735
6.500% due 12/25/2037	21,338	12,285
6.500% due 11/25/2047	12,625	8,395

Countrywide Home Loan Reperforming REMIC Trust
0.857% due 11/25/2034 •	6,236	5,917
0.857% due 09/25/2035 •	864	774
5.709% due 01/25/2034	18,088	17,378

Credit Suisse First Boston Mortgage Securities Corp.
1.107% due 11/25/2031 •	493	338

46	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.107% due 09/25/2035 ^•	$2,687	$1,926
1.607% due 11/25/2034 •	5,208	4,860
2.374% due 11/25/2031 •	202	127
2.687% due 04/25/2034 ~	4	4
3.154% due 06/25/2046 ~	322,286	309,645
5.250% due 09/25/2035 ^	605	575
5.750% due 04/22/2033	11	11
6.000% due 01/25/2036 ^	2,685	2,092
6.500% due 01/25/2036	354	119
7.000% due 01/25/2036 ^	4,819	970

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.053% due 10/25/2033 ~	13	13
2.103% due 07/25/2033 ~	17	18
5.500% due 10/25/2035	3,224	2,195
5.500% due 10/25/2035 ^	162	118
6.000% due 11/25/2035 ^	234	85

Credit Suisse Mortgage Capital Certificates
0.477% due 07/27/2037 •	932	846
0.627% due 05/27/2037 •	9,726	8,844
0.630% due 04/27/2037 ~	10,148	5,407
2.508% due 04/26/2038 ~	1,953	1,961
2.729% due 11/26/2036 ~	3,794	2,948
2.780% due 09/26/2036 ~	682	642
2.891% due 04/26/2047 ~	11,471	7,709
3.329% due 08/27/2037 ~	12,742	11,718
4.000% due 08/27/2037 ~	10,472	10,004
5.275% due 02/27/2047 ~	95,049	48,548
5.561% due 04/25/2036 ~	5,953	5,109
6.000% due 04/26/2037 ~	3,005	2,993
7.000% due 08/26/2036	1,875	1,044

Credit Suisse Mortgage Capital Certificates Trust
3.404% due 01/27/2059 ~	35,562	33,953

Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.957% due 07/25/2036 •	15,083	6,962
5.000% due 04/25/2037	460	434
5.500% due 03/25/2037 ^	348	237
6.000% due 08/25/2036 ^	3,882	2,755
6.000% due 02/25/2037 ^	1,690	1,326
6.000% due 06/25/2037	2,139	427
6.250% due 08/25/2036 ^	696	396

Credit Suisse Mortgage Capital Trust
0.000% due 07/25/2049 ~	41,734	39,581
0.000% due 12/25/2054 (g)	32	32
0.000% due 07/25/2057 (g)	261	260
0.000% due 01/25/2058 (g)	222	222
0.000% due 04/25/2058 (a)	10	10
0.000% due 07/25/2058 (g)	670	668
0.000% due 01/27/2059 (a)	848,149	0
0.000% due 01/27/2059 (g)	472	470
0.000% due 04/25/2059 ~(a)	416,577	25
0.000% due 09/25/2059 ~	34,369	33,369
0.000% due 10/25/2060 (g)	678	677
0.000% due 02/25/2061 ~(a)	349,082	1,880

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 11/25/2076 (a)	$984,777	$0
0.000% due 11/25/2076 (g)	1,498	1,481
0.010% due 05/25/2061 (a)	450	445
0.388% due 02/25/2061 ~(a)	292,473	4,922
0.393% due 05/25/2061 ~(a)	537,302	6,755
1.000% due 02/25/2061 ~(a)	192,694	4,241
1.250% due 02/25/2061 ~	192,694	180,773
1.259% due 08/15/2037 ~(a)	142,496	5,282
1.349% due 06/25/2048 ~	797,279	751,664
1.478% due 05/25/2061 ~(a)	595,451	18,248
1.650% due 05/25/2061 ~	416,530	401,580
2.100% due 05/25/2061 ~	40,232	37,008
2.450% due 05/25/2061 ~	33,691	29,972
2.500% due 07/25/2057 ~	441,871	423,336
2.500% due 02/25/2061 ~	27,143	25,272
2.800% due 05/25/2061 ~	28,457	25,046
2.830% due 06/01/2050 ~	994,025	1,013,886
2.932% due 07/25/2050 ~	36,951	37,710
3.000% due 02/25/2061 ~	20,262	19,055
3.040% due 07/25/2057 ~	334,413	256,436
3.126% due 02/25/2061 ~	108,000	84,891
3.139% due 07/25/2049 ~	909,903	941,071
3.139% due 02/25/2061	15,007	14,490
3.241% due 07/25/2057 ~	22,471	19,854
3.250% due 01/27/2059 ~	488,409	486,004
3.250% due 04/25/2059 ~	231,230	230,162
3.252% due 07/25/2058 ~	2,880,742	2,654,422
3.292% due 10/25/2060 ~	1,581,046	1,465,928
3.370% due 09/25/2048 ~	121,294	112,881
3.431% due 10/27/2060 ~(a)	66,570	62,139
3.491% due 05/25/2061 ~	76,541	58,083
3.500% due 05/25/2061	25,698	25,983
3.500% due 11/25/2076 ~	549,292	549,982
3.597% due 01/25/2058 ~	188,693	168,997
3.616% due 04/25/2059 ~	182,996	161,846
3.657% due 07/25/2049	38,991	40,331
3.718% due 04/25/2058 ~	316,942	328,447
3.726% due 10/25/2058 ~	11,982	11,323
3.836% due 12/25/2054 ~	141,950	122,005
3.837% due 10/27/2060 ~	10,573	9,604
3.858% due 11/25/2076 ~	430,959	389,067
3.879% due 01/27/2059 ~	356,200	320,874
4.282% due 09/25/2057 ~	661,817	646,720
4.388% due 09/25/2057 ~	27,866	26,897
4.415% due 12/25/2048 ~	280,571	268,113
4.786% due 05/27/2053 ~	89,244	92,281
5.110% due 09/25/2059 ~	375,642	378,316

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	47

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CRSNT Commercial Mortgage Trust
0.484% due 04/15/2036 ~(a)	$175,301	$487

CSAIL Commercial Mortgage Trust
3.224% due 06/15/2057	573	574
3.617% due 11/15/2048	12,761	12,883

DBJPM Mortgage Trust
1.712% due 09/15/2053 ~(a)	63,337	5,441

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.587% due 08/25/2047 •	37,330	35,353
0.597% due 07/25/2047 •	8,248	7,800
0.607% due 12/25/2036 •	3,667	3,614
0.607% due 02/25/2047 •	1,420	1,009
0.647% due 08/25/2047 •	11,779	11,216
0.757% due 03/25/2037 ^•	14,944	15,041
0.757% due 04/25/2037 •	14,361	10,238
0.777% due 01/25/2047 •	466	585
0.787% due 08/25/2037 ^•	7,975	7,001
0.837% due 08/25/2036 •	1,954	1,929
0.837% due 10/25/2036 ^•	14,885	6,040
0.857% due 02/25/2047 •	4,014	3,774
0.911% due 04/25/2047 •	16,447	16,118
1.017% due 08/25/2036 •	8,806	8,680
1.157% due 06/25/2037 ^•	50,867	49,030
1.207% due 10/25/2047 •	30,337	27,815
1.807% due 11/25/2035 •	2,598	3,307
2.865% due 10/25/2035 ~	240	231
5.250% due 09/25/2035 ~	3,376	3,211
5.500% due 11/25/2035 ^~	44	59
5.500% due 12/25/2035 ^	1,626	1,567

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
4.932% due 06/25/2036 ~	8,452	8,114
5.431% due 02/25/2036 ~	2,307	2,263
5.530% due 02/25/2036 ~	3,965	3,890
5.650% due 10/25/2036 ~	11,274	10,798
5.900% due 10/25/2036 ~	4,856	4,643
6.369% due 10/25/2036 ^þ	780	745
6.386% due 10/25/2036 ^þ	123	118
6.420% due 07/25/2036 ^~	3,794	3,581
6.600% due 10/25/2036 þ	3,359	3,216

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
2.103% due 06/25/2034 ~	5	5

Downey Savings & Loan Association Mortgage Loan Trust
0.629% due 04/19/2047 ^•	71	86
0.869% due 03/19/2045 •	399	397
0.949% due 02/19/2045 •	949	938
1.081% due 04/19/2046 •	4,181	3,987
1.109% due 09/19/2045 •	1,411	1,022
1.229% due 11/19/2044 •	1,667	1,649
1.249% due 11/19/2044 •	51	49
1.269% due 09/19/2044 •	2,848	2,777
2.495% due 07/19/2044 ~	304	296
2.635% due 07/19/2044 ~	9	9

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Durham Mortgages
0.000% due 03/31/2054 «~	GBP	10	$4,708
0.000% due 11/28/2054 «~		27,883	28,685
0.000% due 11/28/2054 «(g)		9,973	10,261
0.855% due 11/28/2054 •		1,324,674	1,731,888
1.205% due 11/28/2054 •		66,488	86,558
1.555% due 11/28/2054 •		55,683	72,549
1.905% due 11/28/2054 •		49,866	64,991
2.605% due 11/28/2054 •		36,568	47,650
2.705% due 11/28/2054 «		18,121	23,688
2.855% due 11/28/2054		22,439	28,577

Durham Mortgages PLC
0.000% due 03/31/2053 ~		10	0
0.000% due 05/28/2054 (g)		17,086	18,358
0.000% due 05/28/2054 ~		31,919	33,061
1.005% due 05/28/2054 •		71,247	93,907
1.305% due 05/28/2054 •		75,940	99,809
1.705% due 05/28/2054 •		63,600	83,639
2.205% due 05/28/2054 •		48,412	63,825
2.705% due 05/28/2054 •		39,261	51,503
2.955% due 05/28/2054		19,933	25,796

E-MAC NL BV
1.708% due 07/25/2036 •	EUR	293	321

EMF-UK PLC
2.002% due 03/13/2046 •	GBP	20,492	26,896

Eurohome UK Mortgages PLC
1.187% due 06/15/2044 •		1,453	1,862

Eurosail PLC
0.000% due 03/13/2045 •	EUR	314	345
1.145% due 12/10/2044 •	GBP	636	833
1.182% due 03/13/2045		924	1,203
1.197% due 12/15/2044 •		98	129

48	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.422% due 09/13/2045 •	GBP	31,070	$40,204
1.792% due 09/13/2045 •		30,146	38,410
1.972% due 06/13/2045 •		2,734	3,580
1.972% due 06/13/2045		1,246	1,634

First Horizon Alternative Mortgage Securities Trust
0.827% due 02/25/2037 •		$171	58
1.207% due 04/25/2036 ^•		1,438	550
2.296% due 08/25/2035 ~		5	4
2.297% due 02/25/2035 ~		543	544
2.336% due 12/25/2035 ~		1,636	1,475
2.371% due 08/25/2034 ~		126	130
2.443% due 09/25/2035 ^~		881	850
2.536% due 09/25/2036 ~		3,747	3,191
2.538% due 04/25/2036 ^~		955	883
2.560% due 03/25/2035 ~		297	280
2.734% due 04/25/2035 ~		1,757	1,845
2.769% due 02/25/2036 ~		69	58
2.776% due 01/25/2036 ^~		2,852	1,807
2.892% due 08/25/2035 ^~		871	812
5.093% due 04/25/2037 ^•(a)		2,488	495
5.750% due 02/25/2036 ^		2,576	1,598
6.000% due 11/25/2036		1,002	461
6.250% due 11/25/2036		1,932	916
6.250% due 08/25/2037 ^		91	54

First Horizon Mortgage Pass-Through Trust
2.625% due 10/25/2035 ~		102	59
2.628% due 11/25/2037 ^~		35	22
2.774% due 08/25/2035 ~		48	36
2.847% due 05/25/2037 ^~		1,547	800
2.920% due 01/25/2037 ^~		455	339
2.937% due 10/25/2035 ^~		625	622
5.750% due 05/25/2037 ^		154	87

Fremont Home Loan Trust
1.282% due 01/25/2034 •		1,640	1,598

GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038		8,243	8,387

GMAC Mortgage Corp. Loan Trust
2.729% due 03/18/2035 ~		433	428
2.855% due 11/19/2035 ~		127	126
2.975% due 11/19/2035 ^~		231	196
3.211% due 03/18/2035 ~		2	2
3.217% due 03/18/2035 ~		289	276
3.755% due 11/19/2035 ~		119	119

Grace Trust
0.301% due 12/10/2040 ~(a)		174,400	4,084

Great Hall Mortgages PLC
0.000% due 06/18/2038	EUR	136	149
0.000% due 03/18/2039 •		2,024	2,219
0.386% due 06/18/2038 •	GBP	120	156
1.078% due 06/18/2039 •		$878	864

GreenPoint Mortgage Funding Trust
0.637% due 01/25/2037 •		6,705	6,415
0.657% due 03/25/2047 •		11,709	11,241

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.877% due 04/25/2036 •		$8,005	$7,768
0.937% due 08/25/2045 •		160	134
0.977% due 10/25/2045 •		420	421
0.997% due 11/25/2045 •		48	43
1.077% due 10/25/2045 •		3,205	2,986
1.097% due 09/25/2046 ^		4,467	4,114

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	20,755	22,279

GS Mortgage Securities Corp.
0.207% due 05/03/2032 ~(a)		$179,000	1,391

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		47,500	47,368

GS Mortgage Securities Trust
0.000% due 03/10/2044 ~(a)		615	0
0.000% due 08/10/2044 ~(a)		2,057	0
0.536% due 08/10/2046 ~(a)		92,265	563
0.565% due 08/10/2043 ~(a)		17,393	131
0.572% due 11/10/2049 ~(a)		119,211	2,640
3.120% due 05/10/2050		1,615	1,623
3.278% due 10/10/2048		4,930	4,938
3.365% due 11/10/2047		3,968	3,989
3.801% due 01/10/2047		6,496	6,527

GS Mortgage-Backed Securities Trust
0.000% due 06/25/2061 ~		106	103
0.000% due 06/25/2061 ~(a)		411,228	14,160
0.000% due 05/01/2072 «		3,317	3,315
0.148% due 06/25/2061 ~(a)		381,186	2,645
0.660% due 03/25/2052 ~(a)		292,938	9,044
1.000% due 05/01/2072 «		700,000	688,011
1.625% due 06/25/2061 ~		278,915	265,567
2.250% due 06/25/2061 ~		24,938	22,435
2.500% due 03/25/2052 ~		291,105	269,765
2.500% due 06/25/2061 ~		24,253	21,316
2.750% due 06/25/2061 ~		19,676	16,939
3.160% due 03/25/2052 ~		25,059	20,362
3.804% due 06/25/2061 ~		55,798	50,586

GSC Capital Corp. Mortgage Trust
0.857% due 02/25/2036 ^•		5,123	5,101

GSMPS Mortgage Loan Trust
0.807% due 01/25/2035 •		18,738	17,671
0.807% due 03/25/2035 •		2,806	2,692
0.857% due 06/25/2034 •		30,225	25,793
7.064% due 10/20/2032 ~		11,185	10,771

GSMSC Pass-Through Trust
4.036% due 09/25/2036 ^~		752	352
7.500% due 10/25/2036 ~		1,067	384

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	49

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSMSC Resecuritization Trust
0.322% due 02/26/2037 •	$30,139	$27,265
0.327% due 04/26/2037 •	53,404	27,248
0.597% due 10/26/2036 •	12,803	11,587

GSR Mortgage Loan Trust
0.907% due 07/25/2037 ^•	142	32
0.977% due 08/25/2046	26,792	10,808
1.790% due 04/25/2032	9	8
2.250% due 07/25/2035 ~	180	182
2.256% due 03/25/2037 ^~	786	715
2.435% due 11/25/2035 ~	171	114
2.464% due 05/25/2035 ~	3,152	2,751
2.537% due 05/25/2035 ~	559	456
2.568% due 01/25/2035 ~	245	242
2.571% due 10/25/2035 ^~	324	320
2.594% due 08/25/2034 ~	220	223
2.637% due 07/25/2035 ~	1,206	823
2.645% due 09/25/2035 ~	296	295
2.652% due 04/25/2035 ~	29	29
2.654% due 11/25/2035 ~	16	16
2.663% due 04/25/2036 ~	894	709
2.754% due 01/25/2035 ~	15	14
2.761% due 07/25/2035 ~	1,171	974
2.796% due 01/25/2036 ^~	21	22
2.798% due 11/25/2035 ~	12	12
2.837% due 12/25/2034 ~	366	115
2.856% due 05/25/2037 ~	1,030	718
2.866% due 08/25/2034 ~	501	499
2.871% due 01/25/2036 ^~	2,158	2,202
2.946% due 05/25/2035 ~	728	675
2.960% due 04/25/2035 ~	95	95
2.990% due 09/25/2034 ~	7	7
3.193% due 05/25/2037 ~	2,565	2,516
3.571% due 08/25/2034 ~	23	22
5.000% due 07/25/2036	66	56
5.500% due 03/25/2036	443	471
5.500% due 03/25/2036 ^	922	1,077
5.500% due 01/25/2037 ^	863	1,497
5.750% due 02/25/2036 ^	363	355
6.000% due 11/25/2035	256	143
6.000% due 02/25/2036 ^	371	226
6.000% due 03/25/2036	11,180	6,020
6.000% due 06/25/2036 ^	616	922
6.000% due 07/25/2036	1,861	1,376
6.000% due 09/25/2036 ^	1,328	749
6.000% due 01/25/2037 ^	45	37
6.250% due 10/25/2036 ^	12,881	12,560
6.500% due 09/25/2036 ^	1,240	739
6.500% due 10/25/2036 ^	634	403

HarborView Mortgage Loan Trust
0.342% due 11/19/2036 •	4,807	4,660
0.639% due 09/19/2037	9,245	8,950
0.689% due 12/19/2036 ^•	2,650	2,702
0.789% due 12/19/2036 ^•	68	63
0.829% due 02/19/2046 •	1,776	1,609
0.869% due 11/19/2036 •	3,776	3,501

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.929% due 01/19/2036 ^•		$189	$182
0.949% due 01/19/2036 •		417	280
0.989% due 07/19/2045 •		8,385	8,136
0.991% due 12/19/2036 ^•		6,427	6,132
1.009% due 02/19/2036 •		4,344	2,660
1.009% due 10/20/2045 •		7,457	5,181
1.029% due 07/19/2045		43	39
1.069% due 11/19/2035 •		937	804
1.069% due 08/19/2045 •		315	311
1.089% due 01/19/2035 •		176	159
1.109% due 09/19/2035 •		1,182	945
1.149% due 01/19/2035 •		1,064	974
1.209% due 01/19/2035 ^		198	183
1.229% due 12/19/2034 ^•		3,448	3,223
1.249% due 11/19/2034 •		154	149
1.249% due 12/19/2034 ^•		37	35
1.269% due 12/19/2034 ^•		13,923	12,405
1.309% due 11/19/2034 •		14,636	11,941
1.356% due 06/19/2034 •		18	18
1.457% due 10/25/2037 •		13,863	14,498
1.843% due 11/19/2034 ~		18	18
2.073% due 06/19/2045 ^•		3,944	2,179
2.466% due 08/19/2034 ~		659	692
2.481% due 12/19/2035 ^~		7	6
2.506% due 12/19/2035 ~		137	131
2.625% due 06/19/2036 ^~		107	66
2.665% due 07/19/2035 ^~		1,214	998
2.918% due 12/19/2035 ^~		1,674	1,074
3.257% due 08/19/2036 ^~		437	415
3.674% due 06/19/2036 ^~		312	193

Hawksmoor Mortgages
1.240% due 05/25/2053 •	GBP	1,705	2,244

Hilton USA Trust
0.475% due 11/05/2038 ~(a)		$118,960	2,378
2.828% due 11/05/2035		71,800	71,074

Hipocat FTA
0.000% due 07/15/2036 •	EUR	83	91

HomeBanc Mortgage Trust
1.432% due 12/25/2034 •		$280	274

HPLY Trust
2.747% due 11/15/2036		4,345	4,218

HSI Asset Loan Obligation Trust
2.386% due 01/25/2037 ^~		55	49
2.706% due 01/25/2037 ^~		1,017	808
2.927% due 09/25/2037 ^~		10,214	9,868
3.435% due 09/25/2037 ^~		2,515	2,176
3.815% due 01/25/2037 ~		3,062	2,658

HSI Asset Securitization Corp. Trust
1.417% due 07/25/2035 •		900	890
1.447% due 07/25/2035 •		1,522	1,507

IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044	EUR	16,242	16,418

Impac CMB Trust
0.737% due 10/25/2035 •		$5,838	5,719

50	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.977% due 04/25/2035 •	$1,844	$1,824
1.097% due 09/25/2034 •	55	55
1.097% due 03/25/2035 •	5,280	5,149

Impac Secured Assets Trust
0.697% due 09/25/2037 ^•	7,418	6,484
0.817% due 09/25/2037 •	10,945	9,385
0.857% due 05/25/2036 •	35	39
0.937% due 03/25/2037 •	37,282	34,371
1.157% due 05/25/2036 •	372	366
2.557% due 05/25/2036 •	646	648
5.450% due 03/25/2033 ~	2,690	2,664

IndyMac Adjustable Rate Mortgage Trust
1.544% due 01/25/2032 ~	5	5

IndyMac IMJA Mortgage Loan Trust
6.250% due 11/25/2037 ^	1,940	1,124

IndyMac IMSC Mortgage Loan Trust
6.000% due 06/25/2037	11,166	9,316
6.500% due 09/25/2037 ^	94	71

IndyMac INDA Mortgage Loan Trust
2.605% due 11/25/2037 ~	8,974	8,113
2.609% due 09/25/2036 ~	3,607	3,022
2.740% due 11/25/2035 ^~	258	219
2.813% due 01/25/2036 ~	87	85
2.862% due 01/25/2036 ~	1,689	1,490
2.876% due 09/25/2037 ~	10,208	5,624
3.020% due 03/25/2037 ^~	934	850

IndyMac INDX Mortgage Loan Trust
0.697% due 07/25/2036 •	6,520	6,330
0.697% due 06/25/2037 •	15,376	14,707
0.707% due 02/25/2037 •	16,633	12,263
0.717% due 10/25/2036 •	67	64
0.757% due 06/25/2037 ^•	8,717	3,953
0.837% due 09/25/2046 •	1,422	1,334
0.857% due 10/25/2036 •	2,625	2,543
0.857% due 06/25/2046 •	14,770	13,530
0.857% due 11/25/2046 •	15,821	15,764
0.877% due 04/25/2046 •	5,182	4,884
0.877% due 05/25/2046	34,744	33,300
0.897% due 04/25/2046 •	5,671	5,357
0.917% due 04/25/2035 •	363	340
0.917% due 07/25/2046 •	2,697	2,808
0.937% due 04/25/2035 •	4,710	4,332
0.977% due 07/25/2035 •	12,753	10,200
1.017% due 03/25/2035 •	333	327
1.017% due 07/25/2035 •	2,110	1,340
1.097% due 02/25/2035 •	141	136
1.097% due 07/25/2045 •	172	150
1.137% due 02/25/2035 •	926	862
1.257% due 08/25/2034 •	64	60
1.257% due 11/25/2034	5	5
1.337% due 09/25/2034 •	68	64
2.017% due 10/25/2036 •	7,513	4,646
2.406% due 08/25/2035 ~	2,206	2,110
2.425% due 04/25/2035 ~	12	11
2.483% due 01/25/2036 ^~	56	55

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.579% due 05/25/2037 •	$46,203	$44,614
2.632% due 06/25/2037 ^~	10,799	9,992
2.681% due 01/25/2035 ~	364	359
2.685% due 11/25/2035 ^~	7,714	6,498
2.689% due 05/25/2036 ~	15,169	11,175
2.770% due 10/25/2035 ~	172	158
2.771% due 06/25/2035 ^~	58	51
2.803% due 03/25/2035 ~	20	20
2.812% due 12/25/2035 ~	6,269	5,495
2.815% due 07/25/2037 ~	19,282	14,583
2.845% due 11/25/2035 ^~	2,483	2,400
2.890% due 07/25/2036 ~	6,889	5,851
2.897% due 06/25/2037 ~	4,469	2,834
2.912% due 12/25/2035 ^~	1,168	864
2.922% due 09/25/2035 ^~	1,689	1,565
2.938% due 06/25/2036 ~	532	521
2.941% due 05/25/2037 ^~	3,924	3,622
2.946% due 08/25/2035 ~	3,873	3,498
2.946% due 08/25/2035 ^~	1,873	1,685
2.955% due 06/25/2036 ~	22,995	18,881
2.982% due 03/25/2035 ~	292	289
2.988% due 06/25/2036 ~	211	163
3.054% due 05/25/2037 ^~	19,536	14,417
3.063% due 08/25/2037 ^~	63	56
3.075% due 09/25/2036 ~	66	51
3.154% due 05/25/2036 ^~	10,834	11,004
3.218% due 02/25/2036 ~	2,780	2,336
3.292% due 01/25/2037 ~	4,665	4,121
3.336% due 07/25/2035 ~	4,641	3,216

InTown Hotel Portfolio Trust
0.000% due 01/15/2033 ~(a)	217,597	2

J.P. Morgan Chase Commercial Mortgage Securities Trust
0.236% due 03/05/2042 ~(a)	158,100	2,147

JP Morgan Alternative Loan Trust
2.659% due 05/25/2036 ^~	699	500
5.843% due 05/26/2037 ~	23,505	2,495
6.500% due 12/25/2036 þ	39,599	36,631
6.810% due 08/25/2036 ^þ	20,196	19,561

JP Morgan Chase Commercial Mortgage Securities Trust
1.226% due 04/15/2046 ~(a)	115,327	1,051
1.381% due 08/15/2049 ~(a)	150,422	7,137
1.434% due 05/15/2045 ~(a)	41,335	0

JP Morgan Mortgage Trust
1.600% due 02/25/2034 ~	3	3
1.985% due 10/25/2033 ~	31	30
2.172% due 06/25/2035 ~	62	63
2.291% due 02/25/2035 ~	8	8
2.322% due 07/25/2035 ~	60	60
2.356% due 10/25/2035 ~	7	6
2.379% due 09/25/2035 ~	167	158
2.391% due 07/25/2035 ~	305	297
2.403% due 08/25/2035 ~	3	3
2.412% due 06/25/2035 ~	47	41

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	51

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.417% due 08/25/2035 ~		$613	$632
2.479% due 10/25/2035 ^~		226	201
2.527% due 07/25/2035 ~		905	907
2.559% due 12/26/2037 ~		5,665	4,952
2.560% due 10/25/2036 ~		311	251
2.612% due 04/25/2036 ^~		803	728
2.616% due 10/25/2036 ^~		834	756
2.661% due 06/25/2037 ^~		3,094	2,516
2.685% due 11/25/2035 ~		144	136
2.723% due 07/25/2035 ~		128	127
2.731% due 08/25/2036 ~		6,682	6,034
2.755% due 05/25/2036 ^~		8	7
2.757% due 10/25/2035 ~		248	257
2.763% due 08/25/2036 ^~		522	472
2.764% due 11/25/2035 ^~		4,397	3,947
2.782% due 04/25/2035 ~		136	136
2.806% due 10/25/2037 ~		7,433	6,525
2.811% due 04/25/2036 ~		392	392
2.811% due 04/25/2036 ^~		5,612	5,449
2.825% due 05/25/2036 ~		659	606
2.830% due 02/25/2036 ^~		1,885	1,612
2.840% due 04/25/2035 ~		46	46
2.840% due 07/25/2035 ~		9	9
2.899% due 04/25/2037 ^~		482	437
2.902% due 08/25/2036 ^~		2,469	2,203
2.911% due 06/25/2036 ^~		1,095	926
2.921% due 11/25/2035 ~		14	13
2.973% due 06/25/2036 ^~		144	115
3.023% due 10/25/2036 ^~		795	666
3.034% due 04/25/2037 ^~		4,422	4,105
3.067% due 05/25/2036 ^~		339	301
3.067% due 05/25/2036 ~		2,103	1,871
3.108% due 08/25/2035 ^~		792	730
3.114% due 01/25/2037 ^~		359	330
3.235% due 06/25/2037 ^~		272	240
5.500% due 09/25/2035		2,369	2,237
5.500% due 01/25/2036 ^		643	416
5.500% due 08/25/2037 ^		2,147	1,386
5.750% due 03/25/2037 ^		359	200
6.000% due 10/25/2034		2,725	2,577
6.000% due 07/25/2036 ^		2,508	1,736
6.000% due 06/25/2037 ^		11,539	7,380
6.000% due 08/25/2037 ^		83	55
6.000% due 08/25/2037		1,202	809
6.500% due 09/25/2035		206	184
7.000% due 08/25/2037 ^		804	539

JP Morgan Resecuritization Trust
0.527% due 11/26/2036 •		10,215	10,054

JPMBB Commercial Mortgage Securities Trust
0.377% due 08/15/2046 ~(a)		40,146	157

JPMDB Commercial Mortgage Securities Trust
0.754% due 12/15/2049 ~(a)		182,941	5,389

Kentmere PLC
0.000% due 10/28/2051 ~	GBP	9,500	24,538
0.000% due 10/28/2051 (g)		10,711	13,347

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.904% due 10/28/2051 •	GBP	369,933	$486,541
1.504% due 10/28/2051 •		21,423	28,077
1.854% due 10/28/2051 •		21,423	28,056
2.304% due 10/28/2051 •		12,854	16,779
3.104% due 10/28/2051 •		7,141	9,234
5.104% due 10/28/2051 •		12,139	14,556

Kirkby RMBS PLC
0.000% due 02/22/2045 ~		6	20,191
1.096% due 02/22/2045		235,155	304,346
2.250% due 02/22/2045		26,742	25,012
2.296% due 02/22/2045		82,543	103,211

Landmark Mortgage Securities PLC
0.000% due 06/17/2039 •	EUR	1,061	1,123
0.812% due 04/17/2044 •	GBP	20,123	25,208
1.244% due 06/17/2039 •		5,356	6,741

LB-UBS Commercial Mortgage Trust
0.000% due 02/15/2040 ~(a)		$500	0
5.407% due 11/15/2038 ^		3,177	2,070
5.534% due 02/15/2040 ^~		9,105	3,615

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		11,866	11,854

Lehman Mortgage Trust
0.877% due 12/25/2036 •		6,043	1,172
1.057% due 07/25/2036 •		5,283	2,131
1.357% due 12/25/2035 ^		690	492
4.937% due 12/25/2035 ~		2,925	852
5.007% due 07/25/2037 ~		2,942	1,916
5.135% due 01/25/2036 ^~		1,056	1,073
5.500% due 12/25/2035 ^		31	21
5.927% due 04/25/2036 ^~		3,386	2,729
6.000% due 08/25/2037		1,959	1,915
6.243% due 03/25/2037 ^•(a)		12,964	2,686
6.500% due 09/25/2037 ^		4,650	2,372

Lehman XS Trust
0.657% due 07/25/2047 ^•		9,737	9,852
0.837% due 11/25/2046		168	159
0.857% due 08/25/2046 ^•		9,761	9,905
0.857% due 11/25/2046 ^•		12,150	12,106
0.877% due 09/25/2046 •		95	98
1.057% due 12/25/2035 ^•		7	6
5.610% due 07/25/2035 ^þ		713	686

Ludgate Funding PLC
0.638% due 01/01/2061 •	GBP	4,865	6,111
1.056% due 12/01/2060 •		3,973	5,027
1.078% due 01/01/2061 •		6,194	7,967

52	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Luminent Mortgage Trust
0.857% due 02/25/2046 •		$87	$72

LUXE Commercial Mortgage Trust
2.647% due 10/15/2038 •		28,799	28,286
2.747% due 11/15/2038 •		15,200	14,926
3.147% due 10/15/2038 •		38,383	37,725

Manhattan West Mortgage Trust
0.205% due 09/10/2039 ~(a)		807,900	8,609

Mansard Mortgages PLC
1.687% due 12/15/2049 •	GBP	9,644	12,492

MASTR Adjustable Rate Mortgages Trust
0.867% due 05/25/2047 ^•		$3,606	3,191
0.937% due 05/25/2037 •		838	425
1.031% due 09/25/2034 ~		73	71
1.557% due 09/25/2037 •		14,481	7,067
1.946% due 05/25/2034 ~		117	117
2.125% due 12/25/2033 ~		19	19
2.189% due 12/25/2033 ~		36	37
2.333% due 01/25/2036 ~		4,157	4,119
2.375% due 07/25/2034 ~		354	353
2.440% due 06/25/2035 ~		70	66
2.454% due 07/25/2035 ^~		699	661
2.492% due 10/25/2032 ~		41	41
2.500% due 01/25/2034 ~		125	120
2.623% due 04/21/2034 ~		17	17
2.645% due 12/21/2034 ~		57	56
2.683% due 07/25/2035 ^~		157	149
2.709% due 11/25/2036 ~		43	29
2.722% due 09/25/2035 ^~		760	536
2.759% due 11/21/2034 ~		212	216
2.764% due 09/25/2033 ~		382	378
2.986% due 10/25/2034 ~		260	258

MASTR Alternative Loan Trust
5.500% due 07/25/2034		1,258	1,269
5.500% due 08/25/2034		2,596	2,581
7.000% due 06/25/2034		14	14

MASTR Asset Securitization Trust
5.500% due 06/26/2034		9	8
6.000% due 10/25/2022 ~		1	1
6.000% due 06/25/2036 ^		151	122
6.000% due 06/25/2036 ^•		1,197	963

MASTR Reperforming Loan Trust
0.807% due 05/25/2035 •		1,738	904
0.817% due 07/25/2035 ^•		18,738	10,026
4.075% due 05/25/2036 ~		170	159

MASTR Seasoned Securitization Trust
1.750% due 05/25/2032 ~		183	183
2.375% due 10/25/2032 ~		82	81
2.410% due 10/25/2032 ~		11	12
3.465% due 10/25/2032 ~		174	180
6.500% due 08/25/2032 ~		28	28

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.097% due 11/15/2031 •		113	114

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.137% due 09/15/2030 •	$254	$256

Merrill Lynch Alternative Note Asset Trust
0.857% due 03/25/2037 •	8,346	2,983
1.057% due 03/25/2037 •	235	80
2.772% due 06/25/2037 ^~	27,520	18,581

Merrill Lynch Mortgage Investors Trust
0.712% due 07/25/2030 •	642	648
0.917% due 04/25/2029 •	426	414
0.917% due 03/25/2030 •	68	65
0.936% due 01/25/2030 •	6	6
0.992% due 08/25/2036 •	3,192	3,188
1.016% due 01/25/2029 •	226	215
1.117% due 06/25/2028 •	1,010	967
1.117% due 11/25/2029 •	934	884
1.137% due 04/25/2028 •	7	7
1.691% due 01/25/2029 ~	2,754	2,721
1.746% due 01/25/2029 ~	3	3
1.811% due 02/25/2033 ~	18	18
1.890% due 03/25/2030 •	161	152
1.907% due 12/25/2034 ~	217	219
1.940% due 05/25/2036 ^~	173	154
1.958% due 09/25/2029 ~	110	109
1.960% due 04/25/2035 ~	42	40
2.067% due 05/25/2036 ~	167	168
2.070% due 10/25/2028 •	24	24
2.090% due 11/25/2029 •	32	31
2.126% due 02/25/2036 ~	1	1
2.150% due 05/25/2036 ~	6	6
2.294% due 02/25/2034 ~	49	50
2.367% due 05/25/2029 ~	54	54
2.397% due 07/25/2035 ^~	496	471
2.423% due 06/25/2037 ~	129	129
2.460% due 12/25/2034 ~	10	10
2.464% due 09/25/2033 ~	6	6
2.623% due 12/25/2035 ^~	46	35
2.656% due 03/25/2036 ^~	2,080	1,281
2.791% due 07/25/2035 ^~	329	203
2.813% due 02/25/2035 ~	986	987
2.898% due 09/25/2035 ^~	33	29
3.085% due 05/25/2034 ~	63	62
6.250% due 10/25/2036	1,880	1,076

Merrill Lynch Mortgage Trust
0.000% due 02/12/2051 ~(a)	4,245	0

Merrill Lynch Mortgage-Backed Securities Trust
3.019% due 06/25/2037 ^~	7	5
3.530% due 08/25/2036 ^•	4,643	4,432

Morgan Stanley Bank of America Merrill Lynch Trust
0.958% due 02/15/2047 ~(a)	37,369	486
1.568% due 11/15/2045 ~(a)	56,029	55
3.040% due 04/15/2048	3,896	3,894

Morgan Stanley Capital Trust
0.150% due 11/12/2049 ~(a)	2,787	0
0.878% due 07/15/2053 ~(a)	54,413	3,534
1.843% due 07/15/2053 ~(a)	109,037	13,192
2.428% due 04/05/2042 ~	2,000	1,854

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	53

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.340% due 03/15/2049		$8,839	$8,887

Morgan Stanley Mortgage Loan Trust
0.737% due 01/25/2036 •		1,252	795
1.801% due 08/25/2034 ~		637	628
1.903% due 07/25/2034 ~		130	136
1.985% due 06/25/2037 ~		12,512	8,262
2.142% due 06/25/2036 ~		328	344
2.401% due 07/25/2034 ~		80	82
2.437% due 09/25/2034 ~		634	632
2.462% due 10/25/2034 ~		39	39
2.500% due 07/25/2035 ~		166	157
2.530% due 08/25/2034 ~		4	4
2.611% due 07/25/2035 ^~		108	103
2.665% due 01/25/2035 ~		315	309
2.673% due 11/25/2035 ~		75	46
2.772% due 05/25/2036 ^~		8,939	6,555
2.838% due 11/25/2037 ^~		2,236	2,094
3.042% due 09/25/2035 ^~		45	35
5.500% due 11/25/2035 ^		49	46
6.000% due 08/25/2037 ^		288	158
6.389% due 09/25/2034 ~		500	528
7.013% due 08/25/2036 ^þ		6,167	2,060

Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~		7,697	5,326
6.250% due 08/26/2047 ~		11,495	8,473

Morgan Stanley Resecuritization Trust
0.854% due 06/26/2047 •		41,073	36,848
0.874% due 04/26/2047 •		34,435	24,078
1.064% due 06/26/2047 •		551	477
2.451% due 04/26/2047 ~		4,072	2,585

Mortgage Equity Conversion Asset Trust
2.020% due 05/25/2042 •		72,039	70,059

MortgageIT Securities Corp. Mortgage Loan Trust
0.917% due 06/25/2047 •		13,607	13,535

MortgageIT Trust
0.957% due 11/25/2035 •		4,556	4,068

MSJP HAUL
0.400% due 09/05/2047 ~(a)		31,700	1,053
0.887% due 09/05/2047 ~(a)		53,100	2,496

NAAC Reperforming Loan REMIC Trust
6.500% due 03/25/2034 ^		506	481

NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035 ^		1,621	1,571

Natixis Commercial Mortgage Securities Trust
3.821% due 02/15/2039		29,500	29,585

New Rochelle Public Library Trust
0.000% due 05/01/2058 (g)		639	636
3.440% due 05/01/2058 ~		306,970	293,315

Newgate Funding PLC
0.098% due 12/15/2050 •	EUR	446	481
0.748% due 12/15/2050 •		2,421	2,566
0.815% due 12/01/2050 •	GBP	1,748	2,210
0.998% due 12/15/2050	EUR	4,050	4,210

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.037% due 12/15/2050 •	GBP	12,848	$16,645
2.287% due 12/15/2050 •		3,631	4,581

Nomura Asset Acceptance Corp. Alternative Loan Trust
1.017% due 04/25/2037 •		$109	84
2.422% due 10/25/2035 ~		360	309
2.838% due 08/25/2034 ~		1,632	1,664
2.996% due 02/25/2036 ^~		398	323
3.215% due 02/25/2036 ~		664	537
5.500% due 05/25/2033		1	1
5.659% due 03/25/2035 þ		1	1
6.000% due 05/25/2033		3	3
6.215% due 08/25/2036 ^~		6,683	1,770
6.431% due 08/25/2036 ^~		2,851	754
7.000% due 04/25/2033		6	6

Nomura Resecuritization Trust
0.000% due 08/27/2047 ~		129,385	106,834
1.357% due 07/25/2036 •		3,357	3,300
2.889% due 10/26/2036 •		4,493	4,137
4.525% due 10/25/2036 ~		7,454	6,136
6.000% due 07/26/2037		14,478	6,714

NovaStar Mortgage Funding Trust
0.479% due 09/25/2046 •		70,689	30,720

PHH Alternative Mortgage Trust
6.000% due 02/25/2037		3,265	3,004

Prime Mortgage Trust
7.000% due 07/25/2034		131	121

Proteus RMBS DAC
0.000% due 10/29/2054 •	EUR	427,383	472,009
0.000% due 10/29/2054 ~		1,219	6,416
0.000% due 10/29/2054 (b)(g)		85,302	80,324
0.353% due 10/29/2054		52,929	58,445
0.553% due 10/29/2054 •		38,495	42,469
1.203% due 10/29/2054 •		28,871	31,810
2.453% due 10/29/2054 •		24,059	26,442

RBSSP Resecuritization Trust
0.437% due 03/26/2037 •		$36,250	31,445
0.687% due 02/26/2037 •		130	130
0.827% due 08/26/2045 •		114	112
0.848% due 02/28/2047 ~		14,551	11,309
1.937% due 12/26/2037 •		22,245	21,359
2.823% due 12/26/2036 ^~		2,488	2,066
2.987% due 10/26/2036 ~		8,343	8,326
2.994% due 03/26/2036 ~		6,963	4,947
3.030% due 12/26/2036 ~		12,477	12,526
3.030% due 09/28/2047 ~		105,037	81,576

Real Estate Asset Liquidity Trust
3.641% due 06/14/2061	CAD	59,498	47,731

Regal Trust
1.718% due 09/29/2031 •		$30	29

Residential Accredit Loans, Inc. Trust
0.607% due 02/25/2047 •		11,649	5,193
0.627% due 01/25/2037 •		3,051	2,715

54	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.707% due 02/25/2036 ^•	$7,563	$5,386
0.757% due 08/25/2035 •	2,877	2,371
0.757% due 04/25/2037 •	3,091	2,395
0.787% due 03/25/2037 •	162	25
0.817% due 05/25/2036 •	6,987	6,608
0.817% due 07/25/2036 •	23,128	11,504
0.817% due 09/25/2036 •	8,493	8,507
0.817% due 11/25/2036 •	2,176	1,541
0.817% due 01/25/2037 ^•	659	500
0.817% due 06/25/2046	27,627	7,539
0.837% due 09/25/2036 ^•	3,906	4,038
0.857% due 06/25/2036 •	157	116
0.857% due 05/25/2047 •	2,183	2,097
0.867% due 09/25/2046 •	2,781	2,712
0.887% due 05/25/2046	12,618	11,659
0.977% due 12/25/2045 •	12,425	10,209
0.997% due 05/25/2046 ^•	786	691
1.017% due 12/25/2045 •	310	247
1.057% due 08/25/2036 •	4,575	3,822
1.141% due 01/25/2046 ^	11,566	10,815
1.157% due 11/25/2035 •	2,998	2,530
1.332% due 11/25/2037 ~	8,116	7,709
1.501% due 09/25/2045 •	400	385
1.641% due 08/25/2035 •	185	166
1.727% due 12/26/2034 ^~	164	91
2.994% due 07/25/2035 ~	1,251	1,230
3.131% due 07/25/2035 ~	5,927	4,630
3.176% due 04/25/2035 ~	9,111	7,318
3.190% due 08/25/2035 ^~	562	256
3.467% due 07/25/2035 ~	3,039	2,143
3.974% due 12/25/2035 ^~	8,151	7,522
5.500% due 08/25/2035 ^	22	21
5.500% due 06/25/2037	3,935	3,586
6.000% due 08/25/2035 ^	442	418
6.000% due 10/25/2035 ^	6,391	3,412
6.000% due 12/25/2035 ^	2,114	2,048
6.000% due 08/25/2036 ^	12,937	12,172
6.000% due 09/25/2036	2,474	2,245
6.000% due 01/25/2037	93	87
6.000% due 02/25/2037 ^	9,701	8,927
6.000% due 03/25/2037 ^	8,316	7,835
6.000% due 05/25/2037	7,220	6,864
6.000% due 05/25/2037 ^	1,033	982
6.000% due 06/25/2037 ^	14,956	13,999
6.500% due 08/25/2036	17,977	16,942

Residential Asset Mortgage Products Trust
7.000% due 11/25/2031	57	55
7.500% due 12/25/2031	2	2
7.500% due 07/25/2032	374	204

Residential Asset Securitization Trust
0.767% due 04/25/2037 •	9,749	1,894
0.807% due 06/25/2036 •	5,949	1,611
1.157% due 07/25/2036 •	4,951	3,854
5.500% due 07/25/2035	991	753
5.500% due 09/25/2035 ^	20,236	13,067
6.000% due 11/25/2036 ^	6,330	3,147

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 01/25/2037 ^		$3,402	$1,634
6.000% due 03/25/2037 ^		6,793	3,353
6.000% due 04/25/2037		554	416
6.000% due 08/25/2037		651	491
6.233% due 04/25/2037 •(a)		9,778	2,732
6.250% due 11/25/2036 ^		11,637	6,019
6.500% due 09/25/2036		3,326	1,696
6.500% due 04/25/2037 ^		19,097	7,593

Residential Funding Mortgage Securities, Inc. Trust
2.256% due 09/25/2035 ~		146	127
2.805% due 08/25/2035 ^~		1,911	1,082
3.797% due 04/25/2037 ~		504	450
4.406% due 10/25/2037 ^~		5,366	4,341
4.500% due 06/27/2022		96	40
4.634% due 10/25/2037 ^~		3,261	2,833
4.659% due 07/27/2037 ^~		126	106
4.918% due 09/25/2036 ^~		38	34
5.500% due 03/25/2037 ^		2,359	1,961
6.000% due 04/25/2037 ^•		78	73
6.000% due 04/25/2037 ^		1,498	1,400
6.000% due 10/25/2037 ^		446	327
6.500% due 03/25/2032		27	27

Resloc UK PLC
0.000% due 12/15/2043 •	EUR	4,880	5,156

Ripon Mortgages PLC
0.000% due 08/28/2056 (g)	GBP	94,120	89,717
0.000% due 08/28/2056 ~		2,143	6
0.010% due 08/20/2056 «		24,190	29,574
1.391% due 08/28/2056 •		123,878	160,928
1.641% due 08/28/2056		78,831	102,613
1.991% due 08/28/2056 •		45,046	58,639
2.791% due 08/28/2056 •		11,260	14,584
3.491% due 08/28/2056 •		45,046	58,920
3.741% due 08/28/2056 •		15,766	20,464
4.791% due 08/28/2056 •		9,008	11,717

RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	1,248	1,323
0.953% due 06/12/2044 •		$2,097	1,969
1.172% due 06/12/2044 •	GBP	11,418	14,489
1.192% due 06/12/2044 •		6,062	7,696

Roundstone Securities DAC
0.000% due 09/28/2055 ~	EUR	92,331	67,704
0.117% due 09/28/2055 •		699,393	770,622
0.267% due 09/28/2055 •		72,544	79,273
0.517% due 09/28/2055 •		49,462	53,836
1.000% due 09/28/2055 ~		18,400	4,501
1.017% due 09/28/2055 •		29,677	32,278
1.767% due 09/28/2055 •		49,461	53,134

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	55

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sequoia Mortgage Trust
0.826% due 11/20/2034 •		$102	$98
1.069% due 08/20/2034 •		299	296
1.109% due 06/20/2033 •		148	147
1.149% due 07/20/2033 •		85	84
1.199% due 05/20/2034 •		191	186
1.209% due 10/20/2027 •		1	1
1.209% due 04/20/2033 •		40	38
1.214% due 10/20/2034 •		267	238
1.249% due 10/20/2027 •		19	19
1.574% due 04/20/2033 •		278	272
2.460% due 07/20/2037 ^~		4,007	3,610
2.506% due 02/20/2047 ~		1,696	1,490
2.667% due 09/20/2046 ^~		1,642	1,092
2.726% due 08/20/2047 ~		3,910	3,127
2.837% due 09/20/2046 ^~		266	202
3.008% due 07/20/2037 ~		615	505

STARM Mortgage Loan Trust
2.295% due 02/25/2037 ^~		2,633	2,414

Stratton Mortgage Funding PLC
0.992% due 07/20/2060	GBP	88,583	116,396

Structured Adjustable Rate Mortgage Loan Trust
0.757% due 09/25/2034 •		$197	187
0.957% due 10/25/2034 •		346	327
1.102% due 04/25/2035 •		1,602	1,577
2.329% due 10/25/2037 ^•		3,820	3,835
2.362% due 12/25/2034 ~		504	504
2.462% due 10/25/2034 ~		50	51
2.493% due 03/25/2035 ~		350	343
2.518% due 05/25/2035 ~		3,558	2,924
2.566% due 12/25/2034 ~		22	21
2.670% due 04/25/2034 ~		5	5
2.698% due 03/25/2035 ~		6,955	6,296
2.706% due 12/25/2035 ~		129	115
2.744% due 09/25/2034 ~		75	74
2.757% due 12/25/2037 ^•		4,719	4,547
2.781% due 09/25/2036 ^~		2,414	2,027
2.790% due 07/25/2035 ^~		1,855	1,711
2.827% due 02/25/2036 ^~		1,238	1,164
2.836% due 05/25/2036 ^~		4	3
2.841% due 09/25/2035 ~		1,193	1,142
2.845% due 05/25/2035 ~		17	14
2.866% due 12/25/2035 ~		151	99
2.868% due 08/25/2035 ~		755	726
2.883% due 10/25/2035 ^~		1,828	1,750
2.896% due 05/25/2036 ^~		3,585	2,924
2.915% due 01/25/2036 ^~		3,313	2,382
2.916% due 11/25/2035 ^~		47	44
2.956% due 04/25/2035 ~		45	46
2.991% due 11/25/2035 ~		245	214
2.997% due 02/25/2036 ^~		5,020	3,667
3.031% due 03/25/2036 ^~		759	678
3.074% due 09/25/2036 ^~		8,182	7,018
3.143% due 07/25/2037 ^~		30	23
3.231% due 05/25/2036 ^~		4,485	3,472
3.266% due 08/25/2036 ~		13,212	11,668

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.307% due 09/25/2036 ^~	$7,306	$7,280
3.478% due 11/25/2035 ^~	239	227
3.734% due 01/25/2037 ^~	3,234	2,857

Structured Asset Mortgage Investments Trust
0.577% due 08/25/2036 •	7,605	7,190
0.637% due 01/25/2037 •	1,679	1,601
0.677% due 09/25/2047	10,259	9,324
0.817% due 07/25/2046 •	8,332	7,346
0.837% due 06/25/2036 •	2,219	2,197
0.837% due 07/25/2046 ^•	6,124	4,989
0.857% due 05/25/2036 •	7,521	6,967
0.857% due 10/25/2036 •	3,637	3,500
0.877% due 04/25/2036 •	10,084	9,469
0.877% due 05/25/2036 •	125	120
0.877% due 08/25/2036 ^•	8,673	8,417
0.877% due 05/25/2046 •	105	75
0.877% due 09/25/2047 ^	14,349	16,108
0.917% due 02/25/2036 ^•	32,213	28,526
0.917% due 02/25/2036 •	7,506	7,167
0.917% due 07/25/2036 ^•	13	6
0.917% due 05/25/2045 •	778	741
0.949% due 07/19/2035 •	1,024	986
1.007% due 09/25/2047 ^•	17,060	14,960
1.017% due 02/25/2036 ^•	12,490	11,923
1.057% due 08/25/2036 ^•	5,105	4,783
1.129% due 05/19/2035 •	721	694
1.307% due 05/25/2047 •	2,765	2,448
1.904% due 02/19/2035 ~	1	1
2.470% due 05/25/2036 ~	172	60
3.011% due 05/25/2047 ^~	26,329	23,029
3.346% due 05/25/2045 ^~	80	69

Structured Asset Sec Mortgage Pass-Through Certificates
2.187% due 11/25/2032 ~	94	93

Structured Asset Securities Corp.
0.807% due 03/25/2035 •	2,705	2,590
0.807% due 04/25/2035 •	269	257
2.239% due 12/25/2033 ~	317	318

Structured Asset Securities Corp. Mortgage Loan Trust
1.177% due 11/25/2035	1,343	1,233

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.203% due 07/25/2033 ~	149	150
2.297% due 09/25/2033 ~	85	87
2.328% due 03/25/2033 ~	76	79
2.408% due 11/25/2033 ~	102	100
2.694% due 01/25/2034 ~	53	52
3.030% due 11/25/2033 ~	22	23
3.457% due 07/25/2032 •	895	878

Structured Asset Securities Corp. Trust
5.500% due 04/25/2035	33	31

SunTrust Adjustable Rate Mortgage Loan Trust
2.682% due 04/25/2037 ^~	1,235	881

56	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TDA Mixto Fondo de Titulizacion de Activos
0.000% due 06/22/2045 •	EUR	176	$193
3.013% due 03/22/2036 •		1,200	1,320

Terwin Mortgage Trust
0.747% due 10/25/2037 •		$33,857	14,214

Thornburg Mortgage Securities Trust
0.997% due 03/25/2044 •		78	76
1.355% due 03/25/2044 ~		4,262	4,300
1.487% due 03/25/2044 ~		953	951
1.799% due 10/25/2043 ~		165	164
2.017% due 12/25/2044 ~		22	22
3.261% due 06/25/2047 •		1,005	960

Towd Point Mortgage Funding
0.992% due 07/20/2045 •	GBP	5,646	7,425

UBS-Barclays Commercial Mortgage Trust
1.085% due 04/10/2046 ~(a)		$70,066	378

Uropa Securities PLC
0.000% due 10/10/2040 •	EUR	7,176	7,616
0.699% due 10/10/2040 •	GBP	21,394	26,932
0.749% due 10/10/2040 •		2,440	3,054

Wachovia Mortgage Loan Trust LLC
2.145% due 10/20/2035 ~		$17	18
2.177% due 08/20/2035 ^~		459	462
2.178% due 10/20/2035 ^~		312	302
2.206% due 10/20/2035 ~		306	298
2.373% due 03/20/2037 ^~		27	26
3.097% due 05/20/2036 ~		26	25

WaMu Mortgage Pass-Through Certificates Trust
0.841% due 02/25/2047 ^•		15,802	14,906
0.871% due 01/25/2047 ~		858	844
0.881% due 01/25/2047 ^•		3,695	3,534
0.891% due 06/25/2047 •		8,722	8,271
0.901% due 04/25/2047 •		2,477	2,355
0.917% due 04/25/2045 •		3,514	3,462
0.924% due 12/25/2046 ^•		8,468	7,777
0.981% due 11/25/2046 •		7,258	6,759
0.997% due 12/25/2045 •		1,716	1,659
1.021% due 10/25/2046 ^•		30,354	28,608
1.037% due 07/25/2045 •		1,345	1,313
1.037% due 12/25/2045 •		3,204	3,068
1.044% due 05/25/2046 •		4,821	4,735
1.101% due 09/25/2046 •		4,800	4,442
1.117% due 01/25/2045 •		2,852	2,822
1.121% due 06/25/2046 •		567	565
1.121% due 07/25/2046 •		7,910	6,984
1.131% due 06/25/2046 ~		1,415	1,368
1.137% due 01/25/2045 •		2,183	2,162
1.157% due 01/25/2045 •		48	48
1.197% due 11/25/2034 •		1,298	1,247
1.237% due 10/25/2044 •		892	848
1.257% due 10/25/2044 •		1,157	1,100
1.337% due 11/25/2034 •		26	25
1.337% due 07/25/2044 •		4,054	3,959
1.341% due 11/25/2042 •		132	129

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.541% due 08/25/2042 •		$56	$55
1.723% due 07/25/2046 ~		7,236	6,959
2.017% due 10/25/2045 •		843	859
2.019% due 08/25/2035 ~		7	7
2.229% due 09/25/2036 ^~		4,634	4,302
2.388% due 12/25/2036 ^~		45	43
2.455% due 11/25/2036 ^~		586	565
2.469% due 10/25/2036 ^~		698	676
2.545% due 01/25/2037 ^~		6,336	6,073
2.547% due 01/25/2037 ^~		2,376	2,141
2.567% due 11/25/2036 ^~		1,966	1,911
2.594% due 10/25/2036 ^~		167	163
2.612% due 02/25/2033 ~		224	232
2.732% due 08/25/2034 ~		408	416
2.748% due 01/25/2035 ~		1,120	1,120
2.777% due 03/25/2035 ~		641	658
2.787% due 03/25/2037 ^~		16,840	15,464
2.811% due 06/25/2037 ^~		1,459	1,401
2.820% due 01/25/2036 ~		642	647
2.832% due 08/25/2036 ^~		11,011	10,406
2.849% due 10/25/2035 ~		1,745	1,743
2.849% due 12/25/2035 ~		10,161	10,227
2.854% due 08/25/2046 ^~		52	51
2.870% due 06/25/2037 ^~		3,899	3,782
2.883% due 05/25/2037 ^~		753	739
2.943% due 09/25/2035 ~		207	205
2.969% due 01/25/2037 ^~		3,392	3,225
2.999% due 07/25/2037 ^~		9,035	9,075
3.021% due 02/25/2037 ^~		8,362	8,285
3.023% due 04/25/2037 ^~		9,430	9,248
3.030% due 12/25/2036 ^~		2,864	2,827
3.083% due 03/25/2036 ~		1,431	1,427
3.086% due 02/25/2037 ^~		8,991	8,813
3.089% due 01/25/2036 ~		1,056	1,028
3.110% due 02/25/2037 ^~		2,051	2,013
3.168% due 02/25/2037 ^~		10,834	10,737
3.178% due 07/25/2037 ^~		1,657	1,657
3.255% due 05/25/2037 ^~		6,991	6,184
3.335% due 03/25/2037 ^~		7,820	7,767
3.437% due 01/25/2036 ^~		267	273

WaMu Mortgage-Backed Pass-Through Certificates
1.707% due 12/19/2039 ~		46	46

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (g)	GBP	7	11,519
1.250% due 12/21/2049 ~		289,848	381,139
1.950% due 12/21/2049 •		46,014	60,540
2.450% due 12/21/2049 •		23,010	30,287
2.950% due 12/21/2049 •		13,146	17,293
3.450% due 12/21/2049 •		13,146	17,259

Washington Mutual Mortgage Pass-Through Certificates Trust
0.837% due 07/25/2046 •		$276	228
0.841% due 01/25/2047 •		16,049	14,112
0.841% due 04/25/2047 ~		4,061	3,559
0.857% due 07/25/2035 •		846	763
0.861% due 12/25/2046 •		5,821	5,122

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	57

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.907% due 05/25/2035 ^•	$144	$124
0.911% due 04/25/2047 •	5,720	5,034
0.917% due 12/25/2036 •	3,446	3,363
0.977% due 12/25/2035 •	302	289
0.991% due 10/25/2046 ^•	12,103	10,850
1.057% due 03/25/2036 ^•	1,146	1,059
1.061% due 09/25/2046 ^•	17,900	15,639
1.081% due 04/25/2046 •	24,207	22,466
1.111% due 05/25/2046 ^•	2,555	2,198
1.907% due 09/25/2035 ^•	472	440
3.725% due 06/25/2033 ~	134	135
4.118% due 09/25/2036 ^þ	29,735	11,227
4.192% due 10/25/2036 ^þ	61	29
4.320% due 10/25/2036 ^þ	5,933	2,195
5.500% due 06/25/2035	1,408	1,377
5.500% due 08/25/2035	33	32
5.500% due 11/25/2035 ^	385	345
5.750% due 11/25/2035 ^	532	528
5.750% due 01/25/2036 ^	3,366	3,093
6.000% due 11/25/2035 ^	1,545	1,534
6.000% due 04/25/2036 ^	2,344	2,290
6.000% due 04/25/2037	6,520	6,259
6.500% due 11/25/2035 ^	618	407
6.500% due 03/25/2036	11,997	10,329
6.500% due 07/25/2036 þ	1,480	482
6.500% due 08/25/2036 ^	18,545	17,441
6.721% due 07/25/2036 ^þ	22,644	7,376
6.949% due 07/25/2036 ^þ	2,060	671
7.000% due 05/25/2036 ^þ	3,504	3,374
7.500% due 04/25/2033	9	9

Wells Fargo Alternative Loan Trust
6.000% due 07/25/2037	458	446

Wells Fargo Commercial Mortgage Trust
0.949% due 01/15/2052 ~(a)	129,211	6,841
1.617% due 10/15/2049 ~(a)	271,144	15,272
3.324% due 01/15/2059	11,564	11,618
3.487% due 11/15/2048	3,650	3,679

Wells Fargo Mortgage Loan Trust
0.367% due 09/27/2047 •	19,576	18,217
3.164% due 12/27/2046 ~	13,717	8,151

Wells Fargo Mortgage-Backed Securities Trust
2.619% due 08/25/2035 ~	109	110
2.653% due 11/25/2037 ^~	25	25
2.767% due 10/25/2034 ~	25	25
2.768% due 10/25/2036 ~	1,606	1,567
2.771% due 04/25/2037 ^~	133	124
2.840% due 08/25/2036 ^~	317	309
2.885% due 04/25/2036 ~	2,434	2,370
5.500% due 06/25/2022	3	3
6.000% due 06/25/2036 ^	352	331
6.000% due 06/25/2037 ^	544	514
6.000% due 11/25/2037 ^	1,355	1,286

Wells Fargo-RBS Commercial Mortgage Trust
0.416% due 03/15/2047 ~(a)	83,202	708
1.231% due 12/15/2045 •	18,676	18,688

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.246% due 03/15/2047 ~(a)	$70,312	$1,242

Total Non-Agency Mortgage-Backed Securities (Cost $39,635,981)		39,140,380

ASSET-BACKED SECURITIES 12.9%

Aames Mortgage Investment Trust
1.657% due 06/25/2035	3,605	3,598
2.482% due 01/25/2035 •	4,735	4,648

ABSC Manufactured Housing Contract Resecuritization Trust
8.400% due 12/02/2030 ~	9,006	8,830

Academic Loan Funding Trust
1.257% due 12/26/2044 •	2,344	2,307

Accredited Mortgage Loan Trust
0.677% due 02/25/2037 •	25,211	24,417
0.727% due 09/25/2036 •	1,486	1,418
1.057% due 07/25/2034 •	2,659	2,604
1.177% due 09/25/2035 •	5,048	5,025

ACE Securities Corp. Home Equity Loan Trust
0.527% due 11/25/2036 •	4,187	2,135
0.577% due 10/25/2036 •	166	82
0.577% due 11/25/2036 •	7,567	3,886
0.587% due 12/25/2036	70,189	42,871
0.587% due 12/25/2036 •	38,936	25,327
0.597% due 12/25/2036 •	16,909	11,234
0.627% due 11/25/2036 •	6,741	3,488
0.637% due 07/25/2036 ^•	37,655	12,567
0.677% due 11/25/2036 •	4,527	2,359
0.697% due 12/25/2036 •	8,578	3,817
0.697% due 01/25/2037 •	1,302	929
0.737% due 07/25/2036 •	54,729	47,364
0.757% due 04/25/2036 •	9,266	9,077
0.757% due 07/25/2036 •	27,207	10,878

58	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.757% due 07/25/2036 ^•	$9,888	$3,323
0.797% due 01/25/2037 •	1,389	995
0.837% due 02/25/2036 •	22,905	22,627
0.937% due 07/25/2036 •	19,124	7,787
0.957% due 07/25/2036 •	16,712	5,673
0.957% due 01/25/2037 •	1,302	938
0.997% due 08/25/2036 •	10,444	9,623
1.057% due 02/25/2036 •	2,277	2,263
1.117% due 11/25/2035	1,235	1,247
1.222% due 08/25/2035 •	551	581
1.357% due 09/25/2033 •	1,312	1,285
1.387% due 02/25/2036 ^•	1,638	1,601
1.432% due 06/25/2034 •	8,119	7,924
1.432% due 07/25/2035 •	5,961	5,952
1.447% due 06/25/2035 •	356	371
1.462% due 07/25/2035 •	17,500	17,218
1.492% due 06/25/2035 •	2,680	2,707
1.507% due 12/25/2033 •	1,046	1,029
1.507% due 08/25/2045 •	1,713	1,701
1.582% due 04/25/2035 •	3,371	3,264
3.652% due 06/25/2034 •	847	829

Aegis Asset-Backed Securities Trust
0.697% due 01/25/2037 •	7,084	6,171
1.207% due 03/25/2035 •	5,325	4,886

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
1.162% due 10/25/2035 •	6,564	6,409
1.507% due 01/25/2034 •	588	577
2.287% due 12/25/2034 •	8,602	8,396
2.557% due 12/25/2034	100	48

AFC Home Equity Loan Trust
1.057% due 09/27/2027 •	41	40
1.107% due 09/22/2028	96	92
1.337% due 02/25/2029 •	197	190

ALESCO Preferred Funding Ltd.
0.000% due 12/23/2034 ~	5,120	4,784
0.561% due 07/15/2037	10,298	9,835
0.641% due 07/15/2037 •	27,000	23,389
0.991% due 05/01/2034 •	2,676	2,623
0.999% due 07/30/2034 •	7,000	6,379
1.238% due 12/23/2037 •	8,611	7,922
1.278% due 09/23/2037	11,902	10,950
1.288% due 12/23/2036 •	11,589	10,836
1.298% due 09/23/2036 •	19,041	17,233
1.318% due 06/23/2036	11,907	11,490
1.358% due 09/23/2037 •	2,255	1,900
1.408% due 06/23/2036 •	27,500	24,784
1.408% due 12/23/2036 •	7,500	6,609
1.428% due 12/23/2035 •	20,821	19,051
1.458% due 09/23/2036 •	12,000	10,695
1.558% due 03/23/2035 •	5,000	4,756
1.608% due 12/23/2034 •	4,750	4,566
1.708% due 09/23/2038 •	46,255	43,711
1.908% due 09/23/2038 •	10,000	8,812

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ameriquest Mortgage Securities Trust
0.557% due 10/25/2036 •	$7,916	$3,091
0.697% due 10/25/2036 •	19,765	7,817
1.012% due 04/25/2036 •	13,000	12,408
1.117% due 03/25/2036 •	1,894	1,763

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.102% due 01/25/2036 •	1,772	1,772
1.252% due 03/25/2035 •	2,061	2,060
1.327% due 07/25/2034 •	64	63
1.327% due 01/25/2036 •	14,093	13,802
1.372% due 01/25/2035 •	985	982
1.417% due 10/25/2035	1,918	1,877
1.432% due 05/25/2035 •	3,800	3,759
1.432% due 08/25/2035 •	3,416	3,409
1.447% due 11/25/2034 •	4,256	4,249
1.477% due 10/25/2034 •	2,269	2,260
1.492% due 12/25/2033 •	169	168
1.507% due 05/25/2035 •	588	577
1.627% due 03/25/2035 •	6,952	6,803
1.732% due 08/25/2035 •	2,782	2,755
2.107% due 11/25/2034 •	1,055	1,049
2.182% due 05/25/2034 •	11,176	11,090
2.182% due 08/25/2035 •	14,800	14,560
2.212% due 10/25/2034 •	1,813	1,803
2.557% due 04/25/2034 •	981	1,015
3.232% due 03/25/2033 •	57	41
3.832% due 11/25/2032 ^•	1,722	1,749
3.982% due 11/25/2032 ^•	3	0
5.707% due 02/25/2033 •	1,421	1,369

Amortizing Residential Collateral Trust
1.157% due 10/25/2031 •	13	12
1.282% due 08/25/2031 •	200	227
1.492% due 07/25/2032 •	19	19
1.857% due 01/25/2033 •	59	59
2.257% due 07/25/2032 •	43	43

Argent Securities Trust
0.567% due 09/25/2036	7,199	2,900
0.637% due 07/25/2036 •	5,299	2,055
0.697% due 09/25/2036 •	4,498	1,829
0.757% due 06/25/2036 •	34,110	11,925
0.757% due 07/25/2036 •	105,805	76,491
0.807% due 04/25/2036 •	21,314	13,712
0.817% due 04/25/2036 •	7,102	2,852
0.837% due 03/25/2036 •	3,083	2,939
0.937% due 06/25/2036 •	5,837	2,058
0.937% due 07/25/2036 •	5,639	2,235
0.997% due 05/25/2036	16,578	5,224
1.017% due 04/25/2036	7,062	2,882

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.147% due 11/25/2035 •	2,774	2,483
1.192% due 10/25/2035 •	4,779	4,746
1.357% due 10/25/2034 •	1,898	1,861
2.257% due 11/25/2034 •	3,311	3,343

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	59

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.332% due 11/25/2034 •	$283	$283
2.557% due 11/25/2034 •	72	106

Asset-Backed Funding Certificates Trust
0.567% due 01/25/2037 •	11,131	7,299
0.587% due 01/25/2037 •	48,423	36,900
0.597% due 10/25/2036 •	39,462	35,867
0.607% due 10/25/2036 •	5,965	5,862
0.617% due 01/25/2037	62,478	41,225
0.677% due 01/25/2037 •	37,329	24,814
0.737% due 11/25/2036 •	7,213	4,878
0.757% due 09/25/2036 •	7,622	7,530
0.777% due 11/25/2036 •	13,755	7,056
0.877% due 09/25/2036 ^•	31,104	30,194
0.957% due 11/25/2036 •	2,776	1,431
1.117% due 03/25/2035 •	4,584	4,512
1.237% due 09/25/2033 •	1,009	979
1.357% due 02/25/2034 •	3,830	3,768
1.432% due 06/25/2035 •	16,137	15,630
1.457% due 06/25/2037 •	2,693	2,496
1.462% due 03/25/2035 •	1,539	1,480
1.582% due 12/25/2032 •	470	493
2.227% due 12/25/2033 •	2,097	2,049
2.632% due 01/25/2034	293	191
3.157% due 07/25/2033 •	276	276

Asset-Backed Securities Corp. Home Equity Loan Trust
0.597% due 07/25/2036 •	900	893
0.607% due 12/25/2036 •	3,709	3,604
0.677% due 12/25/2036 •	3,700	3,381
0.957% due 03/25/2036 •	10,132	9,311
1.087% due 01/25/2036 •	9,439	8,809
1.357% due 06/25/2035 •	9,244	9,242
1.552% due 02/25/2035 •	118	117
1.567% due 07/25/2035	3,794	3,675
2.047% due 03/15/2032 •	181	180

BankAmerica Manufactured Housing Contract Trust
7.397% due 12/10/2025 ~	5,000	1,641

Basic Asset-Backed Securities Trust
1.027% due 04/25/2036 •	9,869	9,813

Bayview Financial Acquisition Trust
0.972% due 05/28/2037 •	4,302	3,913

Bayview Financial Asset Trust
0.907% due 03/25/2037 •	4,726	4,482
1.257% due 03/25/2037 •	2,456	2,330
1.357% due 03/25/2037 •	2,569	2,474
1.607% due 03/25/2037	1,396	1,358
1.957% due 03/25/2037 •	1,293	1,292

Bayview Financial Mortgage Pass-Through Trust
1.317% due 04/28/2036 •	5,774	5,695

Bayview Financial Revolving Asset Trust
1.377% due 12/28/2040 •	1,779	1,714

Bear Stearns Asset-Backed Securities Trust
0.500% due 09/25/2034 •	55	53
0.597% due 04/25/2037 •	6,030	8,099

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.607% due 11/25/2036 •	$1,309	$1,273
0.627% due 10/25/2036 •	2,933	2,912
0.627% due 12/25/2036 ^•	6,166	7,317
0.657% due 12/25/2036 •	181	181
0.677% due 06/25/2047	3,595	3,591
0.697% due 06/25/2047 •	5,630	5,617
0.757% due 02/25/2037 •	11,389	9,644
0.757% due 06/25/2047	750	731
0.777% due 08/25/2036 •	1,785	1,737
0.797% due 05/25/2036 ^•	400	399
0.807% due 05/25/2037 ^•	14,775	13,134
0.907% due 06/25/2036 •	8,700	8,624
0.907% due 01/25/2047 •	16,169	15,733
0.917% due 04/25/2036 •	7,084	12,116
0.997% due 05/25/2036 •	26,790	25,430
1.027% due 04/25/2036 •	6,579	9,185
1.087% due 12/25/2035 •	2,325	2,324
1.102% due 12/25/2035 •	3,027	3,022
1.117% due 10/25/2032 •	7	7
1.117% due 12/25/2035 ^•	3,400	3,383
1.132% due 11/25/2035 ^•	335	336
1.132% due 12/25/2035 •	10,821	10,595
1.132% due 08/25/2036	3,107	3,096
1.191% due 07/25/2036 •	814	759
1.217% due 01/25/2037 •	4,208	4,142
1.237% due 12/25/2035 •	15,485	14,905
1.257% due 10/27/2032 •	49	48
1.257% due 09/25/2046 •	3,059	2,957
1.407% due 10/25/2037 •	9,106	8,974
1.432% due 02/25/2034 •	1,013	993
1.432% due 08/25/2035 •	58	58
1.457% due 10/25/2037 •	11,052	10,936
1.457% due 11/25/2042 •	710	697
1.462% due 06/25/2035 •	12,006	11,929
1.477% due 10/25/2035 •	9,157	8,997
1.507% due 11/25/2035 ^•	19,996	19,473
1.537% due 06/25/2035 •	7,165	7,136
1.557% due 10/25/2033 •	49	50
1.582% due 02/25/2035 •	1,019	1,017
1.637% due 01/25/2034 •	2,822	2,440
1.762% due 02/25/2036 •	5,785	5,652
1.807% due 01/25/2036 •	2,132	2,121
2.332% due 08/25/2034 •	210	211
2.358% due 10/25/2036 ~	56	45
2.707% due 04/25/2036 •	8,942	8,975
3.082% due 09/25/2035 •	8,147	8,177
5.125% due 03/25/2034 þ	2,317	2,389
5.500% due 01/25/2034 þ	4,570	4,479
5.500% due 06/25/2034 þ	193	194
5.500% due 08/25/2035 ~	3,781	2,970
5.500% due 08/25/2036	493	495
5.750% due 10/25/2033 þ	111	116
5.750% due 01/25/2034 þ	3,970	3,889
6.000% due 10/25/2035 þ	5,032	3,956
6.000% due 08/25/2036	3,585	3,254
6.500% due 08/25/2036 ^	3,129	1,629
6.750% due 12/25/2036 þ	5,081	5,036

60	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Second Lien Trust
0.647% due 01/25/2037 •	$1,743	$1,695
0.897% due 08/25/2037 •	6,470	6,109

Bear Stearns Structured Products Trust
2.457% due 03/25/2037 •	6,105	6,095

BNC Mortgage Loan Trust
0.667% due 07/25/2037 •	6,800	6,377
0.777% due 11/25/2036 •	412	404
0.817% due 10/25/2036 •	8,738	6,989

Bombardier Capital Mortgage Securitization Corp.
5.980% due 03/15/2029 ~	260	259
6.530% due 10/15/2028 ~	748	738
6.975% due 12/15/2029 ~	8,918	1,645
7.180% due 12/15/2029 ~	22,628	4,294
7.575% due 06/15/2030 ~	16,139	3,227
7.935% due 12/15/2030 ~	5,196	5,311

Buckingham CDO Ltd.
0.361% due 09/05/2051 •	990,704	37,023
0.469% due 04/05/2041	646,058	58,311

Camber PLC
0.562% due 11/09/2053 •	183,696	3,335

Carrington Mortgage Loan Trust
0.607% due 04/25/2036 ^•	38,817	37,784
0.607% due 08/25/2036 •	8,473	8,316
0.677% due 01/25/2037 •	17,797	14,425
0.707% due 10/25/2036 •	5,617	5,290
0.717% due 02/25/2037 •	11,464	11,142
0.877% due 12/26/2036 •	8,317	7,343
1.162% due 12/25/2035	2,512	2,578

CDC Mortgage Capital Trust
1.372% due 11/25/2034 •	54	55
2.257% due 06/25/2034 •	543	590

Centex Home Equity Loan Trust
0.757% due 01/25/2032 •	38	37
0.907% due 06/25/2036 •	642	639
0.917% due 07/25/2032 •	65	59
0.937% due 06/25/2036 •	31,200	30,300
1.102% due 03/25/2035	1,005	998
1.107% due 09/25/2032 •	525	517
1.147% due 03/25/2035 •	1,173	1,141
1.177% due 06/25/2034 •	46	44
1.177% due 01/25/2035 •	475	474
1.252% due 06/25/2034 •	111	107
1.282% due 01/25/2035 •	475	455
1.372% due 10/25/2035 •	886	886
1.387% due 09/25/2034 •	1,013	995
1.402% due 03/25/2034 •	105	103
1.417% due 10/25/2035 •	4,093	4,045
1.462% due 06/25/2034 •	137	131
1.657% due 01/25/2035 •	825	803
2.187% due 03/25/2033 •	82	80
2.207% due 01/25/2034 •	31	30
6.260% due 09/25/2034 þ	768	739

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Funding Trust
0.957% due 05/25/2032 •		$72	$71
1.057% due 07/25/2033 •		9	8
4.725% due 05/25/2033		399	398

CHEC Loan Trust
1.417% due 06/25/2034 •		146	145

CIT Group Home Equity Loan Trust
1.432% due 12/25/2031		131	130

CIT Mortgage Loan Trust
1.807% due 10/25/2037 •		21,907	21,938
1.907% due 10/25/2037 ^•		38	38
1.957% due 10/25/2037 •		30,000	30,092

Citicorp Residential Mortgage Trust
4.844% due 11/25/2036 þ		1,328	1,272

Citigroup Mortgage Loan Trust
0.517% due 07/25/2045 •		1,487	1,166
0.537% due 01/25/2037 •		12,725	10,584
0.597% due 12/25/2036 •		182	182
0.627% due 05/25/2037 •		12,108	10,964
0.627% due 05/25/2037		27,636	22,603
0.637% due 01/25/2037 •		76,019	64,178
0.647% due 05/25/2037 •		35,818	28,150
0.657% due 12/25/2036 •		3,505	2,754
0.667% due 12/25/2036 •		8,241	8,090
0.707% due 12/25/2036 ^•		14,644	13,816
0.707% due 01/25/2037		24,748	21,106
0.727% due 05/25/2037 •		25,635	24,019
0.777% due 09/25/2036 •		5,158	4,777
0.777% due 12/25/2036 •		7,111	5,649
0.957% due 08/25/2036 •		5,752	5,642
0.977% due 03/25/2036 •		3,879	3,748
1.057% due 12/25/2035 ^•		17,960	17,461
1.132% due 03/25/2037 •		34,431	34,086
1.162% due 01/25/2036 •		7,176	7,122
4.331% due 10/25/2037 þ		17,394	16,970
6.485% due 05/25/2036 þ		12,494	5,756

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
2.032% due 10/25/2034 •		499	486

Citigroup Mortgage Loan Trust, Inc.
0.717% due 03/25/2037 •		22,712	21,572
0.907% due 10/25/2036 •		8,229	8,189
1.132% due 10/25/2035 ^		746	742
1.507% due 02/25/2035 •		609	602
5.749% due 08/25/2035 þ		20	20

Cologix Canadian Issuer LP
4.940% due 01/25/2052	CAD	20,400	15,779

Commonbond Student Loan Trust
1.980% due 08/25/2050		$1,218	1,189

Conseco Finance Corp.
6.280% due 09/01/2030		4,787	4,872
6.440% due 12/01/2030		5,556	5,831
7.220% due 03/15/2028 ~		2,275	2,244
7.860% due 03/01/2030 ~		12,470	6,415

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	61

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Conseco Finance Securitizations Corp.
2.281% due 12/01/2033 •	$3,078	$3,080
7.360% due 06/01/2030 ~	56,072	26,654
7.410% due 05/01/2033 þ	13,487	13,807
7.424% due 03/01/2033 ~	4,423	4,471
7.490% due 07/01/2031 þ	18,527	18,524
7.770% due 09/01/2031 þ	8,125	8,149
7.954% due 12/01/2033 ~	1,372	1,412
7.960% due 05/01/2031	21,478	8,477
7.970% due 05/01/2032	7,164	1,851
8.060% due 09/01/2029 ~	7,260	2,065
8.200% due 05/01/2031	29,903	12,144
8.260% due 12/01/2030 ~	75,199	25,181
8.310% due 05/01/2032 ~	40,754	10,972
8.850% due 12/01/2030 ~	1,831	495

Countrywide Asset-Backed Certificates
0.597% due 05/25/2035 •	23,114	22,707
0.597% due 03/25/2037 •	13,674	13,415
0.597% due 05/25/2037 •	42,020	40,566
0.597% due 06/25/2037	18,901	17,823
0.597% due 07/25/2037 ^•	14,064	13,838
0.597% due 07/25/2037 •	56,334	53,619
0.597% due 08/25/2037 •	3,298	3,267
0.597% due 08/25/2037 ^•	67,917	62,815
0.597% due 04/25/2047 •	17,649	17,151
0.597% due 06/25/2047 •	20,848	19,883
0.607% due 04/25/2047 ^•	1,592	1,585
0.607% due 06/25/2047 ^•	2,649	2,642
0.617% due 03/25/2037 •	918	917
0.637% due 06/25/2047	6,910	6,658
0.637% due 11/25/2047 ^•	25,955	25,392
0.647% due 11/25/2037 •	16,040	15,409
0.657% due 09/25/2037 •	33,315	30,584
0.657% due 06/25/2047 ^•	21,038	19,462
0.657% due 09/25/2047 ^•	30,405	29,449
0.677% due 05/25/2037 •	4,045	3,944
0.677% due 06/25/2037 •	6,241	6,079
0.677% due 09/25/2037 ^•	8,069	8,330
0.677% due 06/25/2047 ^•	40,896	39,044
0.677% due 06/25/2047 •	20,040	19,562
0.677% due 09/25/2047 ^•	9,865	9,555
0.687% due 05/25/2037	14,820	14,254
0.687% due 07/25/2037 ^•	46,686	41,677
0.687% due 10/25/2047	6,178	6,111
0.707% due 02/25/2036	8,980	8,801
0.707% due 01/25/2037	21,095	20,769
0.707% due 06/25/2047 •	28,825	28,117
0.707% due 11/25/2047 ^•	18,337	16,477
0.717% due 11/25/2037 •	55,400	52,288
0.737% due 06/25/2047 •	4,966	4,800
0.747% due 06/25/2037 •	12,782	12,508
0.747% due 05/25/2047 •	1,355	1,316
0.777% due 05/25/2047 ^•	8,648	6,789
0.857% due 02/25/2037 •	2,008	1,893
0.892% due 11/25/2036 •	15,200	14,249
0.907% due 02/25/2037 •	16,198	15,982

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.937% due 04/25/2036 ^•	$8,922	$8,175
0.937% due 11/25/2036	4,816	4,770
0.937% due 02/25/2037 ^•	6,000	5,541
0.937% due 03/25/2037 •	23,346	21,724
0.937% due 04/25/2037 •	6,996	6,301
0.937% due 12/25/2046 •	19,732	19,274
0.957% due 03/25/2036 ^•	781	853
0.957% due 03/25/2036 •	5,167	5,240
0.957% due 01/25/2046 ^•	35,338	34,235
1.012% due 04/25/2036 •	11,507	11,336
1.057% due 06/25/2033 •	16	15
1.117% due 07/25/2036 •	325	318
1.137% due 12/25/2036 ^•	8,775	7,309
1.157% due 12/25/2033	699	681
1.157% due 03/25/2036 ^•	6,210	5,691
1.207% due 05/25/2034 •	303	300
1.222% due 02/25/2036 •	18,000	17,816
1.357% due 03/25/2047 ^	6,899	6,153
1.507% due 07/25/2033 •	650	645
1.507% due 11/25/2034 •	2,933	2,935
1.522% due 08/25/2035 •	4,466	4,454
1.597% due 01/25/2036 •	2,675	2,627
1.657% due 10/25/2035 •	5,684	5,614
2.032% due 08/25/2034 •	7,336	6,670
2.182% due 05/25/2035 •	1,363	1,361
2.287% due 12/25/2035 •	8,267	7,513
4.422% due 10/25/2046 ^~	328	338

Countrywide Asset-Backed Certificates Trust
0.597% due 02/25/2037 •	32,927	31,519
0.597% due 03/25/2037 •	32,813	31,327
0.607% due 03/25/2047 ^•	10,907	10,735
0.617% due 09/25/2046 •	1,559	1,554
0.647% due 06/25/2047 •	142	142
0.697% due 02/25/2037 •	11,715	11,449
0.717% due 04/25/2046 •	25,145	23,594
0.717% due 09/25/2046 •	10,880	10,606
0.957% due 04/25/2046 ^•	2,443	2,365
1.117% due 08/25/2035 •	11,386	11,231
1.147% due 05/25/2036 •	7,504	7,478
1.162% due 04/25/2036	7,551	7,541
1.192% due 04/25/2036 •	43,050	42,494
1.297% due 10/25/2047 •	15,210	14,824
1.357% due 05/25/2036 •	1,042	1,031
1.537% due 05/25/2036 •	15,750	14,385
2.332% due 07/25/2035 •	7,400	7,341
5.050% due 02/25/2036 ~	25	25
5.989% due 10/25/2046 ^~	11	11

Countrywide Asset-Backed Certificates Trust, Inc.
1.237% due 11/25/2034 •	247	245
1.257% due 08/25/2047 •	10,570	10,519
1.312% due 08/25/2034 •	2,341	2,327
1.357% due 11/25/2034 •	224	221
1.462% due 07/25/2034 •	1,469	1,469

Countrywide Asset-Backed Notes Trust
2.332% due 12/25/2034 •	2,725	2,698

62	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Securities Notes Trust
2.457% due 08/25/2047 •	$256	$256

Credit Suisse First Boston Mortgage Securities Corp.
2.807% due 08/25/2032 •	105	103

Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2056 (g)	272	272
3.100% due 02/25/2056 ~	1,210,965	1,103,354

Credit-Based Asset Servicing & Securitization LLC
0.577% due 07/25/2037 •	5,279	3,954
0.677% due 07/25/2037 •	4,880	3,701
0.797% due 07/25/2037 •	5,166	3,974
1.087% due 12/25/2035 •	19,631	19,075
1.102% due 08/25/2035 •	4,410	4,224
1.102% due 11/25/2035 •	4,302	4,173
1.777% due 12/25/2035 •	1,709	1,684
3.191% due 12/25/2035 þ	10,076	9,514
6.780% due 05/25/2035 þ	2,495	2,363

Credit-Based Asset Servicing & Securitization Trust
0.517% due 11/25/2036 •	67	38
0.527% due 01/25/2037 ^•	517	200
0.687% due 11/25/2036 •	5,979	3,458
0.737% due 10/25/2036 •	14,022	11,572
0.937% due 10/25/2036 •	2,365	1,936
0.957% due 07/25/2036 •	22,743	22,128
3.163% due 01/25/2037 ^þ	219	91

CSAB Mortgage-Backed Trust
5.737% due 05/25/2037 ~	15,275	5,039
6.589% due 12/25/2036 þ	17,218	4,860

DFC HEL Trust
2.332% due 12/25/2031 •	1,885	1,865

Duke Funding High Grade Ltd.
0.381% due 08/02/2049 •	776,699	13,797
0.471% due 08/02/2049 •	285,508	5,267
0.759% due 08/02/2049 •	102,000	72

Education Funding Trust
3.455% due 02/15/2050	33,720	33,822
3.557% due 02/01/2050	46,178	40,830
3.947% due 02/01/2050	33,266	33,599
4.108% due 02/01/2050	33,266	33,588
4.714% due 02/01/2050	33,266	33,599

EFS Volunteer LLC
1.108% due 10/25/2035 •	976	975

Ellington Loan Acquisition Trust
1.507% due 05/25/2037 •	42,759	42,472
1.957% due 05/25/2037	854	850
1.957% due 05/25/2037 •	1,174	1,163
2.057% due 05/25/2037 •	11,088	11,012

EMC Mortgage Loan Trust
1.197% due 05/25/2040 •	52	49
1.557% due 08/25/2040	232	231
1.557% due 11/25/2041 •	28	26

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Encore Credit Receivables Trust
1.147% due 07/25/2035 •	$7,998	$7,884

Equifirst Loan Securitization Trust
0.627% due 04/25/2037 •	35,989	33,933

EquiFirst Mortgage Loan Trust
1.387% due 04/25/2035	355	354
1.432% due 12/25/2034 •	46	46
1.462% due 04/25/2035 •	55	54
1.522% due 04/25/2035 •	659	650
1.957% due 12/25/2034 •	238	236
2.182% due 12/25/2034	756	746
2.257% due 04/25/2035 •	1,990	1,961
2.932% due 12/25/2034 •	501	494
4.357% due 12/25/2034 •	979	936

Equity One Mortgage Pass-Through Trust
5.495% due 12/25/2033 þ	76	76

FBR Securitization Trust
1.147% due 11/25/2035 •	670	671

Fieldstone Mortgage Investment Trust
0.427% due 11/25/2036 •	1,796	1,243
0.837% due 05/25/2036 •	28,901	22,701
1.102% due 02/25/2036 •	3,290	3,038
1.137% due 02/25/2036 •	237	237

Finance America Mortgage Loan Trust
1.507% due 09/25/2033	129	126

First Franklin Mortgage Loan Asset-Backed Certificates
1.282% due 05/25/2034	2,404	2,359
2.167% due 05/25/2034 •	87	84

First Franklin Mortgage Loan Trust
0.562% due 09/25/2036 •	1,970	1,864
0.577% due 11/25/2036 •	4,100	3,846
0.607% due 12/25/2036 •	10,142	9,755
0.617% due 11/25/2036 •	714	707
0.617% due 12/25/2037 •	17,380	16,233
0.677% due 01/25/2038 •	322	206
0.737% due 12/25/2036	5,519	2,952
0.757% due 05/25/2036 •	2,229	2,195
0.767% due 09/25/2036 •	33,857	32,487
0.767% due 11/25/2036 •	3,900	3,602
0.837% due 02/25/2036 •	14,414	13,706
0.997% due 03/25/2036 •	17,496	15,819
1.027% due 02/25/2036 •	22,712	21,420
1.037% due 02/25/2036 •	11,104	11,066
1.132% due 11/25/2036 •	3,301	3,300
1.177% due 11/25/2035 •	23,432	22,687
1.237% due 09/25/2035 •	7,717	7,711
1.237% due 06/25/2036 •	16,075	16,021
1.282% due 06/25/2034 •	4,543	4,522
1.312% due 04/25/2035	4,508	4,423
1.327% due 09/25/2034 •	1,017	1,016
1.357% due 07/25/2035 •	8,092	8,035
1.407% due 07/25/2033	4,231	4,158
1.432% due 05/25/2035 •	34,331	33,875

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	63

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.462% due 09/25/2035 •		$12,600	$12,290
1.582% due 12/25/2034 •		1,291	1,306
1.642% due 12/25/2034 •		2,042	2,023
1.732% due 07/25/2034 •		8,804	8,767
1.882% due 10/25/2034 •		1,348	1,343
1.957% due 03/25/2034 •		267	257
2.257% due 09/25/2034 •		581	578
2.932% due 03/25/2034 •		562	568

Fremont Home Loan Trust
0.557% due 08/25/2036 •		5,117	2,024
0.587% due 11/25/2036 •		22,898	10,432
0.592% due 10/25/2036 •		11,405	10,761
0.617% due 08/25/2036 •		33,927	13,504
0.677% due 01/25/2037 •		25,682	14,293
0.697% due 08/25/2036 •		6,223	2,493
0.797% due 02/25/2036 •		12,993	12,721
0.797% due 02/25/2037 •		16,561	7,244
0.817% due 04/25/2036 •		7	7
0.957% due 05/25/2036 •		6,747	4,958
0.997% due 04/25/2036 •		32,370	29,877
1.132% due 01/25/2036 •		44,985	37,965
1.387% due 06/25/2035 ^•		1,137	1,102
1.507% due 11/25/2034 •		4,746	4,689
1.612% due 06/25/2035 •		17,148	15,813

Galaxy CLO Ltd.
1.211% due 10/15/2030 •		4,000	3,972

Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	82,527	59,385

GE-WMC Mortgage Securities Trust
0.537% due 08/25/2036 •		$3	1
0.717% due 08/25/2036 •		3,429	3,218

Goal Structured Solutions Trust
1.107% due 09/25/2041 •		11,127	11,102

Greenpoint Manufactured Housing
3.923% due 06/08/2031 •		8,058	7,944

GSAA Home Equity Trust
0.577% due 05/25/2036 •		6,115	1,797
0.597% due 03/25/2036 •		22	9
0.697% due 06/25/2036 •		47,306	13,235
0.797% due 10/25/2036 •		40,364	14,713
0.797% due 02/25/2037 •		8,826	3,351
0.817% due 03/25/2036 •		21,650	9,338
0.817% due 05/25/2036 •		17,786	5,576
0.897% due 05/25/2047 •		1,590	1,172
0.937% due 06/25/2036 •		3,010	1,143
0.997% due 03/25/2036 •		16,648	10,132
1.097% due 04/25/2047 •		12,398	6,853
1.157% due 08/25/2037 •		3,780	3,798
1.192% due 06/25/2035 •		3,000	2,983
1.197% due 10/25/2035 •		3,506	3,505
1.252% due 08/25/2035 •		4,304	4,239
1.432% due 06/25/2034 •		372	358
5.344% due 09/25/2035 ~		192	157
5.772% due 11/25/2036 ^~		7,685	3,099

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 11/25/2037 ^	$698	$526
6.948% due 06/25/2036 þ	19,977	7,060

GSAMP Trust
0.527% due 12/25/2036 •	664	392
0.537% due 11/25/2036 •	1,072	611
0.547% due 01/25/2037 •	6,798	4,814
0.587% due 12/25/2046 •	5,688	3,664
0.597% due 08/25/2036 •	15,253	14,800
0.597% due 11/25/2036 •	26,093	14,950
0.627% due 12/25/2036 •	5,621	3,357
0.627% due 01/25/2037 •	2,298	2,256
0.637% due 11/25/2035 •	189	27
0.657% due 11/25/2036 •	14,643	8,428
0.727% due 03/25/2047 •	13,654	13,334
0.737% due 06/25/2036 •	9,579	9,337
0.757% due 10/25/2036 ^•	1,504	18
0.757% due 05/25/2046 •	8,869	8,768
0.827% due 03/25/2047 •	2,000	1,792
0.907% due 06/25/2036	6,941	6,332
0.937% due 12/25/2035 •	995	995
0.937% due 06/25/2036 •	4,022	2,713
0.997% due 02/25/2036	6,144	6,002
1.102% due 11/25/2035 ^•	11,645	11,020
1.132% due 02/25/2035 •	414	424
1.237% due 07/25/2045 •	14,343	14,288
1.327% due 11/25/2034 •	2,297	2,273
1.357% due 11/25/2035 •	3,179	3,109
1.402% due 11/25/2035 •	4,016	3,848
1.432% due 03/25/2035 ^•	3,722	3,593
1.507% due 06/25/2035 •	3,533	3,523
2.182% due 12/25/2034 •	9,595	9,506

Harley Marine Financing LLC
5.682% due 05/15/2043 «	46,436	45,217

Hildene TruPS Securitization Ltd.
2.240% due 05/22/2039 •	2,631	2,578

Home Equity Asset Trust
0.777% due 08/25/2036 •	692	688
1.072% due 04/25/2036 •	12	12
1.117% due 04/25/2036 •	7,046	6,419
1.157% due 12/25/2033 •	13	13
1.162% due 01/25/2036 •	4,940	4,832
1.162% due 04/25/2036 •	18,000	17,554
1.217% due 11/25/2032 •	128	122
1.357% due 11/25/2034 •	113	113
1.402% due 11/25/2035 •	7,552	7,363
1.657% due 06/25/2032 ^•	1,114	1,107
3.007% due 03/25/2033 •	1,931	1,962

Home Equity Mortgage Loan Asset-Backed Trust
0.617% due 11/25/2036 •	7,753	7,279
0.617% due 07/25/2037 •	399	255
0.647% due 07/25/2037 •	17,001	8,712
0.657% due 07/25/2037 •	10,856	6,964
0.677% due 04/25/2037 •	48,822	40,839
0.697% due 11/25/2036 •	7,998	6,802
0.777% due 04/25/2037 •	10,857	9,924

64	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.837% due 06/25/2036 •	$1,776	$1,761
0.937% due 08/25/2036 •	6,315	5,915
1.017% due 06/25/2036 •	8,000	7,478
1.057% due 03/25/2036	23,694	22,182
1.117% due 03/25/2036 •	14,859	14,330
1.237% due 10/25/2035	13,050	12,476

Hout Bay Corp.
0.325% due 07/05/2041 •	440,660	83,794
0.525% due 07/05/2041 •	34,165	4,533
0.655% due 07/05/2041 •	4,046	49

HSI Asset Loan Obligation Trust
4.710% due 12/25/2036 þ	8,841	3,805

HSI Asset Securitization Corp. Trust
0.557% due 10/25/2036 •	2,457	1,196
0.597% due 01/25/2037 •	53,749	47,864
0.617% due 05/25/2037 •	7,601	7,564
0.647% due 04/25/2037 •	15,919	9,609
0.677% due 10/25/2036 •	16,742	8,227
0.707% due 05/25/2037 •	2,200	2,146
0.717% due 04/25/2037 •	6,413	3,913
0.777% due 10/25/2036 •	8,667	4,293
0.797% due 12/25/2036 •	28,004	9,674
0.937% due 10/25/2036 •	1,931	969
0.952% due 02/25/2036 •	8,410	8,207
0.982% due 02/25/2036 •	16,250	15,217

IMC Home Equity Loan Trust
7.520% due 08/20/2028	13	13

IndyMac INDA Mortgage Loan Trust
0.777% due 07/25/2036 •	29,172	10,717

IXIS Real Estate Capital Trust
0.517% due 05/25/2037 •	5,640	1,742
0.617% due 05/25/2037 •	33,952	10,606
0.757% due 01/25/2037 •	77,252	34,892
0.777% due 08/25/2036 •	63,894	21,656
0.857% due 03/25/2036 ^•	11,174	6,888
0.977% due 08/25/2036 •	32,441	11,142
1.087% due 02/25/2036 •	467	485
1.402% due 02/25/2035 •	850	838

JP Morgan Mortgage Acquisition Corp.
0.817% due 03/25/2036 •	1,915	1,913
0.967% due 02/25/2036 ^•	6,498	6,437
0.997% due 03/25/2036 •	40,500	39,225
1.042% due 01/25/2036 •	14,000	13,613
1.162% due 09/25/2035 •	8,261	8,261
1.387% due 06/25/2035 •	16,467	16,211
1.432% due 12/25/2035 •	8,091	7,912

JP Morgan Mortgage Acquisition Trust
0.557% due 03/25/2047 •	118	79
0.677% due 08/25/2036 •	2,376	1,870
0.697% due 05/25/2037 •	1,711	1,698
0.697% due 05/25/2037	7,625	7,032
0.717% due 08/25/2036 •	10,842	10,748
0.727% due 07/25/2036 •	27,502	24,455
0.737% due 11/25/2036 •	12,135	11,254

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.862% due 07/25/2036 •	$13,493	$13,350
0.892% due 05/25/2036 •	19,000	17,696
0.937% due 04/25/2036 •	26,739	26,281
0.937% due 08/25/2036 •	19,996	16,046
0.977% due 07/25/2036 •	8,125	8,024
1.457% due 11/25/2036 •	1,794	1,737
4.449% due 10/25/2030 ^þ	1,256	827
4.449% due 01/25/2037 ^þ	13	9
6.330% due 07/25/2036 ^þ	5,462	2,138
6.910% due 07/25/2036 ^þ	7,787	3,044

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	21,472	18,835

KGS-Alpha SBA COOF Trust
1.224% due 04/25/2038 «~(a)	12,569	228

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	1,399	1,288

Legacy Mortgage Asset Trust
0.000% due 12/25/2056 ~(a)	869,917	6,268
0.000% due 07/25/2057 (g)	959	956
0.000% due 07/25/2057 ~	295,501	283,773
0.000% due 04/25/2058 ~	546	543
0.000% due 08/26/2058 (g)	772	764
0.000% due 01/28/2070 ~	5,713	3,041
0.125% due 12/26/2057 ~(a)	448,050	2,174
0.905% due 12/26/2057 ~(a)	170,529	1,883
2.197% due 01/28/2070 •	291,648	293,074
2.376% due 04/25/2058 ~	53,142	45,216
3.044% due 12/25/2056 ~	869,969	794,181
3.535% due 06/25/2057 ~	128,995	126,823
3.688% due 08/26/2058 ~	178,636	172,145
3.750% due 04/25/2058 ~	174,275	174,805
4.000% due 02/25/2058 ~	280,616	283,647
4.000% due 04/25/2058 ~	106,604	102,824
4.000% due 08/26/2058 ~	246,064	248,643
4.033% due 02/25/2058 ~	132,995	125,280
4.136% due 01/25/2058 ~	212,294	203,623
4.155% due 12/26/2057 ~	273,909	251,733
4.250% due 02/25/2058 ~	132,996	134,042
4.250% due 08/26/2058 ~	357,273	359,116
4.500% due 02/25/2058 ~	132,996	132,033
7.974% due 01/28/2070 ~	359,888	355,853

Lehman XS Trust
0.627% due 02/25/2037 ^•	21,122	19,379
0.637% due 02/25/2037 •	14,616	14,454
0.777% due 05/25/2036 •	17,587	20,031
0.917% due 02/25/2037 •	7,142	6,135
1.017% due 05/25/2036 •	3,716	5,359
1.207% due 10/25/2035 •	489	662
4.459% due 05/25/2037 þ	736	729
6.640% due 04/25/2036 þ	13,672	13,596

LendingClub Receivables Trust
3.500% due 02/15/2046	12,104	12,105
3.600% due 02/15/2046	9,367	9,367
3.750% due 10/15/2025	17,449	17,474

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	65

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lendingpoint Asset Securitization Trust
1.680% due 06/15/2029	$84,732	$84,056

Long Beach Mortgage Loan Trust
0.557% due 12/25/2036 •	8,172	3,763
0.567% due 11/25/2036 •	6,337	2,584
0.612% due 08/25/2036 •	7,730	4,524
0.612% due 10/25/2036 •	48,095	31,049
0.617% due 08/25/2036 •	27,133	13,218
0.617% due 10/25/2036 •	22,892	8,896
0.617% due 12/25/2036	3,084	2,430
0.627% due 12/25/2036 •	36,681	17,007
0.637% due 09/25/2036	10,816	3,911
0.687% due 12/25/2036 •	25,188	11,745
0.697% due 08/25/2036 •	6,481	3,185
0.747% due 07/25/2036 •	15,390	12,170
0.757% due 05/25/2036 •	48,082	31,356
0.757% due 06/25/2036 •	59,401	36,960
0.757% due 09/25/2036 •	44,170	31,978
0.777% due 05/25/2046 •	8,901	8,312
0.857% due 01/25/2036 •	19,356	18,832
0.897% due 02/25/2036 •	16,247	16,021
0.977% due 05/25/2036 •	3,127	1,249
1.057% due 01/25/2036 •	34,178	32,402
1.087% due 01/25/2046 •	51,118	49,703
1.102% due 11/25/2035 •	10,063	9,914
1.217% due 08/25/2045 •	92	93
1.237% due 08/25/2035 •	557	550
1.252% due 06/25/2034 •	1,726	1,688
1.312% due 07/25/2034 •	1,697	1,657
1.582% due 07/25/2033 •	2,328	2,299
1.657% due 11/25/2034 •	4,787	4,605
1.687% due 06/25/2033 •	3,565	3,512

Madison Avenue Manufactured Housing Contract Trust
3.707% due 03/25/2032 •	3,279	3,281

Marlette Funding Trust
0.000% due 04/16/2029 «(g)	7	457

MASTR Asset-Backed Securities Trust
0.507% due 08/25/2036 •	5,068	2,140
0.507% due 10/25/2036 •	40,129	15,818
0.507% due 01/25/2037 •	35,916	12,887
0.557% due 11/25/2036 •	15,037	10,507
0.557% due 01/25/2037 •	34,120	12,336
0.577% due 10/25/2036 •	33,090	13,205
0.602% due 10/25/2036 •	58,103	27,002
0.602% due 01/25/2037 •	14,013	5,163
0.617% due 01/25/2037 •	37,677	13,737
0.657% due 08/25/2036 •	10,652	3,979
0.657% due 10/25/2036 •	8,461	5,177
0.667% due 05/25/2037 •	1,583	1,546
0.697% due 08/25/2036 •	19,744	8,541
0.702% due 10/25/2036 •	6,456	3,051
0.717% due 10/25/2036 •	27,694	15,739
0.757% due 04/25/2036 •	27,317	9,362
0.757% due 08/25/2036 •	9,341	3,518

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.757% due 08/25/2036	$10,382	$5,014
0.757% due 05/25/2037 •	7,555	6,939
0.777% due 10/25/2036 •	3,375	2,083
0.857% due 04/25/2036 •	65,727	16,277
0.877% due 10/25/2036 •	4,380	2,721
0.877% due 11/25/2036 •	3,593	1,491
0.937% due 06/25/2036 •	4,379	2,114
0.937% due 08/25/2036 •	29,652	11,942
0.977% due 06/25/2036 •	2,011	1,924
1.037% due 01/25/2036 •	5,417	5,365
1.207% due 10/25/2035 ^•	12,768	12,747
1.607% due 08/25/2037 •	21,457	20,523
5.107% due 05/25/2033 •	3,998	3,942

MASTR Specialized Loan Trust
0.827% due 01/25/2037 •	11,388	5,992
0.977% due 02/25/2036 •	2,559	2,491

Mercury CDO Ltd.
1.460% due 12/08/2040 •	6,000	1,247

Merrill Lynch First Franklin Mortgage Loan Trust
0.627% due 04/25/2037 •	3,051	1,552
0.627% due 05/25/2037 •	29,059	24,122
0.697% due 05/25/2037 •	51,317	42,855
0.707% due 04/25/2037	24,492	12,634
0.777% due 05/25/2037 •	32,065	26,960

Merrill Lynch Mortgage Investors Trust
0.577% due 11/25/2037 •	4,140	1,845
0.602% due 08/25/2037 •	9,226	8,811
0.607% due 08/25/2037 •	488	469
0.657% due 07/25/2037 •	3,924	1,147
0.697% due 08/25/2037 •	371	333
0.757% due 08/25/2037 •	3,803	3,689
0.757% due 11/25/2037 •	25,256	11,454
0.777% due 03/25/2037 •	5,671	2,204
0.777% due 04/25/2037 •	12,114	7,914
0.777% due 07/25/2037 •	3,520	2,292
0.907% due 02/25/2047 •	28,273	19,391
1.057% due 12/25/2036 •	11,452	11,016
1.057% due 01/25/2037 •	2,558	2,409
1.147% due 08/25/2036 •	11,357	11,347
1.177% due 05/25/2036 •	375	372
1.327% due 05/25/2036 •	4,037	3,393
1.387% due 07/25/2035 •	8,829	8,718
1.432% due 04/25/2036 •	1,090	1,078
1.582% due 08/25/2036	1,639	1,836
4.019% due 04/25/2035 •	162	141

MESA Trust
3.682% due 11/25/2031 ^•	939	824

Mid-State Trust
4.864% due 07/15/2038	479	482

MMcapS Funding Ltd.
0.973% due 12/01/2035 •	9,100	8,872

Morgan Stanley ABS Capital, Inc.
1.537% due 03/25/2033 •	43	43

66	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
0.537% due 09/25/2036 •	$246	$128
0.557% due 10/25/2036	4,442	2,447
0.557% due 11/25/2036 •	1,744	1,220
0.567% due 03/25/2037 •	3,053	1,564
0.587% due 10/25/2036 •	16,849	15,732
0.587% due 12/25/2036	47,477	33,677
0.587% due 01/25/2037	23,505	13,385
0.597% due 08/25/2036	30,321	18,458
0.597% due 10/25/2036 •	38,696	21,405
0.597% due 11/25/2036 •	2,925	1,695
0.597% due 05/25/2037 •	3,582	3,046
0.607% due 10/25/2036	16,157	9,909
0.607% due 12/25/2036 •	998	625
0.617% due 09/25/2036 •	25,871	13,618
0.637% due 02/25/2037 •	26,032	10,373
0.637% due 03/25/2037 •	27,190	14,008
0.637% due 05/25/2037 •	13,239	12,180
0.657% due 02/25/2037 •	9,674	5,471
0.657% due 05/25/2037 •	4,031	2,786
0.677% due 10/25/2036 •	1,370	764
0.677% due 11/25/2036 •	11,853	6,918
0.687% due 09/25/2036 •	3,934	2,095
0.687% due 10/25/2036 •	9,229	5,708
0.687% due 02/25/2037 •	31,626	12,667
0.707% due 08/25/2036	12,186	7,391
0.707% due 03/25/2037 •	45,216	23,424
0.707% due 05/25/2037 •	11,469	10,591
0.717% due 09/25/2036 •	47,233	25,244
0.717% due 05/25/2037 •	8,836	7,544
0.757% due 09/25/2036 •	14,516	6,536
0.777% due 03/25/2036 •	10,029	9,954
0.787% due 02/25/2037 •	8,039	4,597
0.957% due 04/25/2036 •	16,194	15,572
0.997% due 03/25/2036 •	6,478	6,381
1.057% due 12/25/2035 •	12,427	11,941
1.072% due 11/25/2035 •	1,623	1,624
1.077% due 12/25/2035 •	11,494	11,262
1.197% due 01/25/2034 •	4,569	4,446
1.267% due 04/25/2034 •	1,565	1,533
1.357% due 05/25/2034 •	3,886	3,817
1.387% due 07/25/2035 •	6,344	6,308
1.447% due 06/25/2035 •	10,667	10,637
1.477% due 10/25/2033 •	556	552
1.517% due 09/25/2034 •	323	307
1.707% due 07/25/2037 •	14,010	13,591
2.357% due 02/25/2047 •	36,057	34,226

Morgan Stanley Capital, Inc. Trust
0.997% due 03/25/2036 •	92,507	82,265
1.012% due 01/25/2036 •	700	600
1.037% due 01/25/2036 •	12,677	12,443
1.037% due 02/25/2036 •	7,833	7,774

Morgan Stanley Dean Witter Capital, Inc. Trust
1.807% due 02/25/2033 •	442	440
2.032% due 11/25/2032 •	382	382

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Home Equity Loan Trust
0.557% due 12/25/2036 •	$3,659	$2,177
0.557% due 04/25/2037 •	5,807	3,629
0.597% due 12/25/2036 •	44,971	26,864
0.627% due 04/25/2037 •	9,842	6,091
0.777% due 04/25/2036 •	8,121	6,614
0.807% due 04/25/2037 •	20,723	13,206
0.967% due 02/25/2036 •	257	245
0.977% due 04/25/2036	12,382	10,223
1.447% due 05/25/2035	10,846	10,723

Morgan Stanley IXIS Real Estate Capital Trust
0.527% due 11/25/2036 •	8,520	3,558
0.567% due 11/25/2036 •	19,673	8,249
0.607% due 11/25/2036 •	1,619	681
0.677% due 11/25/2036	21,612	9,162
0.757% due 07/25/2036 •	6,985	3,518
0.917% due 07/25/2036 •	27,185	13,848

Morgan Stanley Mortgage Loan Trust
0.797% due 10/25/2036 •	2,380	943
0.917% due 02/25/2037 •	3,228	1,106
1.177% due 04/25/2037 •	8,160	3,159
5.622% due 01/25/2047 þ	164	159
5.750% due 04/25/2037 ^~	336	211
5.754% due 01/25/2047 þ	6,520	3,706
5.965% due 09/25/2046 ^þ	3,916	1,899
6.000% due 02/25/2037 ^~	189	173

Morgan Stanley Structured Trust
0.687% due 06/25/2037 •	1,800	1,796

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	61,425	17,690

Nationstar Home Equity Loan Trust
0.632% due 06/25/2037	433	425
0.687% due 03/25/2037 •	123	122
0.707% due 06/25/2037 •	2,764	2,369
0.727% due 03/25/2037 •	3,067	2,984
0.737% due 03/25/2037 •	5,542	5,265
0.817% due 09/25/2036 •	13,337	12,855
0.827% due 09/25/2036 •	1,338	1,232
0.867% due 04/25/2037 •	11,803	11,256

Navient Private Education Loan Trust
1.847% due 07/16/2040 •	29,960	30,041

Navient Private Education Refi Loan Trust
1.690% due 05/15/2069	481	468
3.238% due 11/15/2045 ~	187,104	205,107

Navient Student Loan Trust
1.507% due 12/27/2066 •	1,944	1,953

New Century Home Equity Loan Trust
0.817% due 05/25/2036 •	832	821
1.192% due 10/25/2035 •	35,480	30,853
1.197% due 08/25/2034 •	117	114
1.282% due 09/25/2035 •	2,949	2,951
1.402% due 09/25/2035	1,650	1,634
1.522% due 11/25/2034 •	102	103
4.859% due 11/25/2033 þ	111	102

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	67

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Newcastle Investment Trust
0.000% due 05/01/2033 ~	$55,814	$58,732

Newcastle Mortgage Securities Trust
0.647% due 04/25/2037 •	12,273	11,928
0.687% due 04/25/2037 •	1,973	1,952
0.797% due 04/25/2037 •	6,698	6,261
0.957% due 04/25/2037 •	7,785	6,390

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.607% due 07/25/2036 •	32,210	30,493
0.877% due 11/25/2035 •	3,203	3,179
0.892% due 03/25/2036 •	283	280
0.937% due 03/25/2036 •	4,024	3,898
1.087% due 02/25/2036 •	2,125	2,040
1.117% due 11/25/2035 •	9,479	9,103

North Carolina State Education Assistance Authority
1.058% due 07/25/2036	3,040	3,032

NovaStar Mortgage Funding Trust
0.587% due 03/25/2037 •	108,476	81,686
0.637% due 09/25/2037 •	26,455	24,351
0.757% due 06/25/2036 •	1,456	1,202
1.372% due 10/25/2035 •	8,491	8,214
1.627% due 06/25/2035 •	5,000	4,889

Oakwood Mortgage Investors, Inc.
5.190% due 06/15/2032 ~	703	700
5.410% due 11/15/2032	661	664
6.190% due 06/15/2022	106	107
7.945% due 06/15/2022 ~	2,964	2,964

Option One Mortgage Loan Trust
0.577% due 03/25/2037 •	773	749
0.597% due 01/25/2037 •	29,498	22,149
0.597% due 02/25/2037 •	6,743	4,079
0.597% due 03/25/2037 •	67,370	46,749
0.637% due 04/25/2037 •	21,688	14,597
0.637% due 07/25/2037 •	5,149	4,321
0.677% due 04/25/2037 •	126,901	102,426
0.677% due 05/25/2037 •	115,455	84,192
0.707% due 03/25/2037 •	5,315	3,272
0.757% due 05/25/2037 •	5,566	3,585
1.027% due 01/25/2036 •	54,206	47,055
1.057% due 01/25/2036 •	9,091	9,049
1.327% due 05/25/2035 •	2,941	2,781
1.357% due 01/25/2034 •	1,651	1,624
1.882% due 11/25/2034 •	18	17

Option One Mortgage Loan Trust Asset-Backed Certificates
1.042% due 12/25/2035 •	713	712
1.087% due 12/25/2035 •	4,230	4,158
1.117% due 12/25/2035 •	8,709	8,077
1.147% due 11/25/2035 •	15,797	15,576
1.192% due 11/25/2035 •	5,889	5,570
1.312% due 10/25/2032 •	2,162	2,149

Ownit Mortgage Loan Trust
1.357% due 10/25/2036 ^	3,424	3,460

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.125% due 10/25/2035 þ	$7,187	$4,869

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029	72,500	71,205

Palmer Square Loan Funding Ltd.
1.224% due 04/20/2027 •	3,925	3,913

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.177% due 05/25/2035 •	12,690	12,637
1.387% due 05/25/2035 •	18,645	18,377
1.462% due 06/25/2035 •	6,274	6,224
1.492% due 05/25/2035 •	4,784	4,554
1.507% due 10/25/2034 •	7,214	7,147
1.507% due 06/25/2035 •	4,641	4,531
1.627% due 03/25/2035 •	7,552	7,370
2.032% due 02/25/2035 •	8,580	8,584
2.182% due 02/25/2035 •	3,247	3,209
2.332% due 10/25/2034 •	1,408	1,411
2.557% due 09/25/2034 •	3,062	3,024

People’s Financial Realty Mortgage Securities Trust
0.597% due 09/25/2036 •	26,919	9,626

Popular ABS Mortgage Pass-Through Trust
0.707% due 06/25/2047 ^•	1,129	1,127
0.787% due 07/25/2036 •	2,790	2,728
0.997% due 05/25/2036 ^•	4,249	4,060
1.327% due 02/25/2036 •	1,312	1,273
5.917% due 04/25/2035 þ	82	79

RAAC Trust
0.807% due 11/25/2046 •	475	459
0.957% due 02/25/2037	3,429	3,283
1.037% due 05/25/2046 •	1,600	1,594
1.057% due 09/25/2045 •	3,775	3,741
1.157% due 02/25/2046 •	1,080	1,064
1.217% due 10/25/2046 •	7,734	7,518
1.432% due 02/25/2046 •	19,679	17,203
1.957% due 09/25/2047 •	8,277	8,190
2.932% due 05/25/2039 •	2,462	2,441

Renaissance Home Equity Loan Trust
1.337% due 08/25/2033 •	720	703
5.512% due 04/25/2037 þ	6,555	2,344
5.580% due 11/25/2036 þ	12,334	5,625
5.744% due 06/25/2037 ^þ	89,647	33,698
5.906% due 06/25/2037 þ	23,928	9,251
6.115% due 08/25/2036 þ	13,065	6,816
6.203% due 06/25/2037 þ	23,512	9,666
7.750% due 09/25/2037 ^þ	31,599	17,338

Residential Asset Mortgage Products Trust
0.687% due 12/25/2036 •	15,000	14,205
0.727% due 10/25/2036 •	1,663	1,662
0.807% due 08/25/2036 •	597	586
0.807% due 10/25/2036 •	2,700	2,639
0.897% due 12/25/2035 •	22,355	20,847
0.982% due 07/25/2036 •	1,328	1,283
1.057% due 02/25/2036 •	5,363	5,331
1.157% due 12/25/2035 •	28,509	26,329

68	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.207% due 04/25/2034 •	$5,372	$5,301
1.267% due 07/25/2035 •	6,500	6,378
1.327% due 02/25/2034 •	1,251	1,233
1.327% due 04/25/2034 •	3,300	3,264
1.327% due 10/25/2035 •	11,246	11,037
1.342% due 11/25/2035 •	7,000	6,755
1.402% due 09/25/2035 •	10,000	9,825
1.432% due 04/25/2034	49	49
1.447% due 10/25/2033 •	2,831	2,797
1.477% due 03/25/2035 •	7,451	7,381
1.522% due 07/25/2035 •	10,889	10,757
1.612% due 02/25/2035 •	5,718	5,647
1.657% due 01/25/2035 ^•	3,302	3,180
2.032% due 04/25/2034 ^	1,717	1,654
2.182% due 08/25/2034 •	612	600
2.362% due 02/25/2034 •	370	346
2.437% due 04/25/2034 ^•	2,821	2,704
3.082% due 12/25/2034 •	566	544
5.492% due 01/25/2035 þ	433	355
5.649% due 12/25/2034 þ	215	202
5.670% due 10/25/2034 þ	428	466

Residential Asset Securities Corp. Trust
0.667% due 04/25/2037 •	13,718	13,386
0.677% due 02/25/2037 •	8,241	7,906
0.697% due 10/25/2036 •	28,290	27,599
0.707% due 11/25/2036 ^•	79,951	76,577
0.717% due 07/25/2036 •	522	520
0.737% due 07/25/2036 •	16,300	15,732
0.757% due 08/25/2036 •	334	333
0.797% due 11/25/2036 •	10,752	10,276
0.797% due 04/25/2037 •	50,438	49,023
0.977% due 07/25/2036 ^	12,734	11,750
0.997% due 07/25/2036 •	12,139	11,316
1.017% due 04/25/2036 •	9,096	8,993
1.057% due 02/25/2036 •	6,610	6,537
1.072% due 11/25/2035 •	17,900	17,382
1.087% due 12/25/2035 •	314	314
1.117% due 10/25/2035 •	11,326	11,056
1.117% due 11/25/2035 •	1,794	1,787
1.147% due 01/25/2036 •	4,223	4,214
1.207% due 04/25/2034 •	1,360	1,335
1.297% due 09/25/2034	631	613
1.297% due 12/25/2034 •	1,898	1,885
1.342% due 08/25/2035 •	2,494	2,493
1.342% due 09/25/2035 •	550	550
1.342% due 12/25/2035 •	1,516	1,408
1.492% due 08/25/2035 •	4,230	4,167
1.507% due 07/25/2035 •	5,160	5,167
2.182% due 11/25/2034 •	365	365
2.257% due 01/25/2034 •	1,415	1,409
2.407% due 11/25/2034 •	802	792
2.932% due 11/25/2034 •	443	446
5.980% due 09/25/2034 ~	895	841

Residential Funding Home Loan Trust
0.587% due 05/25/2036 •	158	156

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Salomon Mortgage Loan Trust
1.357% due 11/25/2033 •		$140	$140

Saxon Asset Securities Trust
0.637% due 05/25/2037 •		27,072	22,017
0.697% due 10/25/2046 •		1,664	1,504
0.767% due 09/25/2037 •		14,590	14,243
1.177% due 11/25/2037 •		4,873	4,619
1.252% due 03/25/2031 •		147	139
1.432% due 12/25/2033 •		2,456	2,423
1.432% due 12/26/2034 •		186	183
1.432% due 11/25/2035 •		6,244	4,921
5.332% due 12/26/2034 •		532	111

Securitized Asset-Backed Receivables LLC Trust
0.577% due 12/25/2036 ^•		481	143
0.587% due 12/25/2036 •		8,543	8,153
0.617% due 11/25/2036 ^•		148	54
0.657% due 07/25/2036 •		21,889	11,370
0.737% due 07/25/2036 •		13,371	12,221
0.737% due 08/25/2036 •		25,727	13,257
0.757% due 07/25/2036 •		21,835	11,401
0.757% due 09/25/2036 •		4,357	1,945
0.777% due 07/25/2036 •		5,587	2,445
0.777% due 11/25/2036		7,711	2,834
0.797% due 08/25/2036 ^•		9,303	3,819
0.857% due 12/25/2036 •		73,940	34,257
0.937% due 07/25/2036 •		3,995	2,105
0.957% due 05/25/2036 •		7,585	4,985
0.957% due 06/25/2036 •		20,044	15,287
1.037% due 12/25/2035 •		3,006	2,957
1.057% due 11/25/2035 •		32,478	28,175
1.057% due 12/25/2035 •		13,435	9,421
1.102% due 10/25/2035 •		4,320	4,080
1.132% due 01/25/2035 •		981	936
1.177% due 10/25/2035 •		963	913
1.417% due 01/25/2036 ^•		827	777

SG Mortgage Securities Trust
0.597% due 10/25/2036 •		19,980	19,100
0.917% due 07/25/2036 •		8,335	2,285
1.162% due 10/25/2035 •		2,000	1,916

Sierra Madre Funding Ltd.
0.689% due 09/07/2039 •		27,965	23,238

SLM Private Credit Student Loan Trust
1.096% due 12/15/2039		464	444

SLM Student Loan Trust
0.000% due 10/25/2039 •	EUR	6,738	7,208
1.758% due 04/25/2023 •		$10,481	10,509

SMB Private Education Loan Trust
1.307% due 09/15/2054 •		4,161	4,149

SoFi Alternative Trust
0.000% due 02/15/2046 «(g)		950	43,223
1.170% due 02/15/2046		332,413	314,931
2.550% due 02/15/2046		51,395	47,288
4.557% due 06/15/2050 ~		214,317	216,551

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	69

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.639% due 05/16/2050 ~	$124,292	$125,339

SoFi Professional Loan Program LLC
1.407% due 01/25/2039 •	466	467
3.020% due 02/25/2040	4,782	4,779

Soundview Home Loan Trust
0.567% due 01/25/2037 •	203	170
0.567% due 02/25/2037 •	199	67
0.607% due 07/25/2036 •	18,739	18,559
0.607% due 03/25/2037 •	14,101	13,585
0.607% due 06/25/2037 •	3,310	2,491
0.617% due 01/25/2037 •	37,066	31,210
0.627% due 11/25/2036 •	65,910	25,351
0.627% due 07/25/2037 •	1,823	1,686
0.627% due 08/25/2037 •	2,773	2,571
0.657% due 01/25/2037 •	117	116
0.657% due 06/25/2037 •	143,205	112,398
0.667% due 06/25/2037 •	7,322	5,535
0.697% due 07/25/2036 •	9,800	9,255
0.697% due 01/25/2037 •	16,131	13,709
0.737% due 06/25/2037 •	2,916	2,214
0.757% due 01/25/2037 •	11,976	11,415
0.797% due 06/25/2036 •	2,102	2,101
0.827% due 02/25/2037 •	21,168	7,591
0.862% due 12/25/2036 •	11,000	10,736
0.917% due 06/25/2036 •	7,945	7,762
0.922% due 02/25/2036 •	14,610	14,194
0.957% due 10/25/2036 •	32,072	31,576
0.957% due 11/25/2036 •	305	295
1.012% due 03/25/2036 •	14,893	14,426
1.157% due 12/25/2035 •	8,230	8,178
1.207% due 06/25/2035 •	17,750	17,202
1.222% due 08/25/2035 •	3,492	3,488
1.312% due 01/25/2035 •	121	114
1.357% due 10/25/2037 •	2,255	2,023
1.432% due 11/25/2035 •	3,946	3,878
1.757% due 11/25/2033 •	147	146

Specialty Underwriting & Residential Finance Trust
0.597% due 11/25/2037 •	6,954	6,119
0.667% due 11/25/2037 •	7,027	4,798
0.697% due 03/25/2037 •	32,255	19,480
0.727% due 04/25/2037 •	2,874	2,271
0.737% due 09/25/2037 •	9,848	9,261
0.757% due 06/25/2037	1,753	1,193
0.937% due 09/25/2037 •	16,639	8,194
0.957% due 06/25/2037 •	3,962	2,428
1.627% due 12/25/2035 •	3,021	2,965

Sprite Ltd.
4.250% due 12/15/2037	257	251

Starwood Commercial Mortgage Trust
1.499% due 07/15/2038 •	41,376	41,233
1.819% due 07/15/2038 •	25,170	25,116
2.019% due 07/15/2038 •	10,070	10,038
2.369% due 07/15/2038 •	13,000	12,946
2.769% due 07/15/2038 •	12,125	12,070
3.119% due 07/15/2038 •	2,500	2,473

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Streeterville ABS CDO Ltd.
0.653% due 11/03/2040 •	$32,452	$17,678

Structured Asset Investment Loan Trust
0.587% due 07/25/2036 •	34,778	28,464
0.597% due 06/25/2036 •	15,644	15,006
0.607% due 07/25/2036 •	2,535	2,501
0.629% due 07/25/2036 •	37,657	26,666
1.057% due 01/25/2036 •	406	402
1.077% due 01/25/2036 •	38,065	37,062
1.157% due 04/25/2033 •	112	111
1.177% due 04/25/2035 •	1,389	1,380
1.177% due 07/25/2035 •	13,570	13,353
1.177% due 10/25/2035 •	32,092	31,621
1.192% due 03/25/2035 •	1,675	1,670
1.192% due 09/25/2035 •	5,685	5,237
1.207% due 07/25/2035 •	1,886	1,854
1.222% due 08/25/2035 •	23,237	22,875
1.237% due 07/25/2035	1,303	1,303
1.357% due 04/25/2035 •	12,640	12,284
1.407% due 07/25/2033 •	1,127	1,099
1.407% due 08/25/2033 •	3,108	3,066
1.432% due 09/25/2034 •	42	42
1.432% due 01/25/2035 •	1,000	969
1.432% due 05/25/2035 •	25,492	23,884
1.507% due 09/25/2034 •	397	388
1.582% due 07/25/2033 •	20	20
1.697% due 09/25/2034 •	21	21
1.732% due 11/25/2034 •	5,203	5,131
1.957% due 11/25/2034 •	4,455	4,457
2.182% due 10/25/2034 •	185	183
2.182% due 11/25/2034 •	1,948	1,942
2.782% due 11/25/2034 •	96	100
3.082% due 07/25/2033	8	9
3.082% due 08/25/2033 •	1	1
3.232% due 10/25/2033 •	154	155
3.457% due 06/25/2033 •	83	86
3.457% due 11/25/2034 •	2,222	2,301
3.607% due 08/25/2033	1,046	1,067

Structured Asset Securities Corp.
1.162% due 02/25/2035 •	1,795	1,771
1.207% due 02/25/2035 •	442	402
1.582% due 02/25/2035 •	9,991	9,863

Structured Asset Securities Corp. Mortgage Loan Trust
0.587% due 05/25/2036 •	12,977	12,759
0.592% due 07/25/2036 •	12,254	12,119
0.597% due 08/25/2046 •	22,916	22,082
0.607% due 09/25/2036 •	3,905	3,839
0.617% due 03/25/2036 •	13,758	13,179
0.617% due 04/25/2036 •	11,999	11,791
0.617% due 01/25/2037	14,112	13,791
0.677% due 10/25/2037 •	41,588	30,561
0.687% due 01/25/2037 •	40,685	28,238
0.687% due 05/25/2047 •	2,573	2,510
0.697% due 01/25/2037 •	2,062	1,984

70	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.707% due 09/25/2036 •	$6,434	$6,414
0.727% due 04/25/2036 •	8,286	8,028
0.747% due 07/25/2036 •	32,865	31,696
0.747% due 07/25/2036 ^•	11,918	11,995
0.747% due 09/25/2036 •	62,675	59,735
0.757% due 04/25/2031	1,197	1,194
0.767% due 05/25/2036 •	26,077	25,725
0.817% due 03/25/2037 •	4,058	2,217
0.857% due 02/25/2037 •	1,788	1,785
0.957% due 03/25/2037 •	17,642	9,804
0.957% due 11/25/2037 •	5,100	4,825
0.982% due 07/25/2036 •	3,133	3,033
1.057% due 12/25/2035 •	14,357	12,239
1.057% due 01/25/2037 •	13,630	11,224
1.057% due 03/25/2037 •	6,075	3,417
1.077% due 12/25/2036	35,465	22,355
1.077% due 02/25/2037 •	2,200	2,081
1.087% due 05/25/2035 •	18	17
1.102% due 02/25/2036 •	572	572
1.132% due 04/25/2035 •	921	898
1.132% due 06/25/2035 •	3,806	3,784
1.162% due 02/25/2036 •	12,034	11,819
1.252% due 02/25/2036 •	297	285
1.357% due 05/25/2035 •	447	427
1.402% due 05/25/2035 •	115	109
1.432% due 05/25/2035	3,853	3,793
1.447% due 05/25/2035 •	87	82
1.457% due 08/25/2037	4,537	4,544
1.462% due 11/25/2035 •	1,457	1,436
1.507% due 05/25/2035 •	677	639
1.507% due 08/25/2037 •	7,000	6,915
1.557% due 10/25/2037 •	59,838	34,534
2.107% due 05/25/2035 •	35	34
2.557% due 11/25/2035 •	3,000	3,020

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.282% due 01/25/2035 •	1,882	1,898
3.450% due 02/25/2032	104	70

Structured Asset Securities Corp. Trust
1.147% due 09/25/2035 •	11,900	11,628
6.702% due 05/25/2031 ~	3,408	3,113

Taberna Preferred Funding Ltd.
0.679% due 07/05/2035 •	11,691	10,638
0.679% (US0003M + 0.470%) due 07/05/2035 ~	176	161
0.715% due 02/05/2036 •	64,072	58,626

Terwin Mortgage Trust
0.797% due 07/25/2037 •	2,465	2,397
1.077% due 04/25/2037 •	15,805	15,219
1.257% due 09/25/2036 •	10,785	5,370
2.707% due 10/25/2038 •	1,572	1,581

Theorem Funding Trust
1.850% due 02/15/2028	56,902	56,234

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	4,364	4,292

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Trapeza CDO Ltd.
0.506% due 04/06/2042 •		$14,478	$13,464
0.566% due 04/06/2042 •		8,300	7,190
0.598% due 01/27/2040 •		27,191	25,968
0.642% due 11/09/2042 •		14,029	13,117
0.692% due 11/09/2042 •		14,000	11,847

Triaxx Prime CDO Ltd.
0.501% due 10/02/2039 •		5,843	375

Trinitas Euro CLO DAC
1.550% due 08/15/2033 •	EUR	3,953	4,377

Tropic CDO Ltd.
0.531% due 07/15/2036 •		$21,222	20,267
0.561% due 07/15/2036 •		31,583	29,846

Truman Capital Mortgage Loan Trust
0.717% due 03/25/2036 •		46	46

TruPS Financials Note Securitization Ltd.
2.166% due 03/30/2039 •		179,492	172,312

U.S. Capital Funding Ltd.
0.511% due 10/10/2040 •		40,123	36,913

Upstart Securitization Trust
1.310% due 11/20/2031		19,137	18,308
2.322% due 04/22/2030		162	162

Wachovia Mortgage Loan Trust
1.147% due 10/25/2035 •		3,022	2,890

WaMu Asset-Backed Certificates WaMu Trust
0.567% due 04/25/2037 •		46	21
0.607% due 01/25/2037 •		37,735	34,628
0.627% due 07/25/2047 •		13,553	9,895
0.682% due 05/25/2037 •		38,463	36,783
0.697% due 05/25/2037 •		21,935	20,358
0.707% due 05/25/2037 •		14,980	13,914

Washington Mutual Asset-Backed Certificates Trust
0.517% due 10/25/2036 ~		135	67
0.637% due 10/25/2036 •		13,546	6,863
0.697% due 08/25/2036 •		8,692	6,854

Washington Mutural Asset-Backed Certificates WMABS Trust
0.757% due 05/25/2036 •		11,520	10,320

Wells Fargo Home Equity Asset-Backed Securities Trust
0.687% due 04/25/2037 •		12,639	12,414
0.747% due 07/25/2036 •		6,700	6,574
0.877% due 03/25/2037 ~		1,044	1,026
1.432% due 10/25/2034 •		778	776

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
1.402% due 04/25/2034 •		27	27

Total Asset-Backed Securities (Cost $17,241,092)			17,091,733

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	71

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.5%

Abu Dhabi Government International Bond
2.700% due 09/02/2070		$64,712	$51,046
3.875% due 04/16/2050		123,100	129,189

Argentina Government International Bond
0.500% due 07/09/2030 þ		567,294	184,228
1.000% due 07/09/2029		36,438	12,535
1.125% due 07/09/2035 þ		550,755	164,536
1.125% due 07/09/2046 þ		15,639	4,942
1.300% due 09/20/2022	ARS	9,996,278	52,974
1.400% due 03/25/2023		3,380,057	17,837
1.450% due 08/13/2023		16,105,950	85,107
2.000% due 01/09/2038 þ		$113,563	43,154
2.500% due 07/09/2041 þ		326,079	115,758
15.500% due 10/17/2026	ARS	2,847,058	5,905
16.000% due 10/17/2023		123,865	421
39.551% (BADLARPP + 2.000%) due 04/03/2022 ~		9,588,711	48,952
40.178% (BADLARPP) due 10/04/2022 ~		335,699	609

Autonomous City of Buenos Aires
39.273% (BADLARPP + 3.750%) due 02/22/2028 ~		1,089,226	5,445
44.619% (BADLARPP + 3.250%) due 03/29/2024 ~		3,417,764	17,288

Autonomous Community of Catalonia
6.350% due 11/30/2041	EUR	5,500	9,475

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2022 (g)	BRL	186,600	36,909

Colombia Government International Bond
4.000% due 02/26/2024		$32,600	32,657

Guatemala Government International Bond
6.125% due 06/01/2050		12,100	12,766

Israel Government International Bond
3.800% due 05/13/2060		115,235	115,379
4.500% due 04/03/2120		48,000	51,523

Korea Development Bank
4.800% due 06/10/2023	IDR	780,100,000	54,516

Peru Government International Bond
5.350% due 08/12/2040	PEN	106,531	23,939
5.400% due 08/12/2034		121,111	28,953
5.940% due 02/12/2029		650,677	171,776

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.150% due 08/12/2032	PEN	365,779	$96,118
6.350% due 08/12/2028		823,983	223,623
6.900% due 08/12/2037		12,016	3,234
6.950% due 08/12/2031		296,355	82,790
8.200% due 08/12/2026		610,497	179,565

Provincia de Buenos Aires
42.033% due 04/12/2025	ARS	941,356	4,712

Qatar Government International Bond
4.400% due 04/16/2050		$38,250	43,091

Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	29,093	32,910
3.900% due 01/30/2033 (m)		46,724	57,312
4.000% due 01/30/2037 (m)		78,168	104,742
4.200% due 01/30/2042 (m)		33,323	48,092

Romania Government International Bond
1.750% due 07/13/2030		141,200	132,587
2.000% due 04/14/2033		56,994	50,757
2.125% due 03/07/2028		51,300	53,584
2.750% due 04/14/2041		66,000	56,212
2.875% due 04/13/2042		132,000	112,396
3.750% due 02/07/2034		59,420	61,460

Russia Government International Bond
4.375% due 03/21/2029		$200	35
4.875% due 09/16/2023		2,800	1,414
5.100% due 03/28/2035		5,600	980
5.625% due 04/04/2042		293,000	101,085
5.875% due 09/16/2043		75,000	26,547
5.930% (RUONIA) due 04/24/2024 ^~(d)	RUB	30,965,796	19,056
7.150% due 11/12/2025 ^(d)		34,182,840	21,036
7.400% due 12/07/2022 ^(d)		2,570,000	1,582
7.500% due 03/31/2030 þ		$3,003	1,155
7.600% due 07/20/2022 ^(d)	RUB	4,000,000	2,462
7.950% due 10/07/2026 ^(d)		13,227,572	8,140

Serbia Government International Bond
1.650% due 03/03/2033	EUR	78,100	67,912
3.125% due 05/15/2027		51,212	55,266

South Africa Government International Bond
4.850% due 09/30/2029		$59,100	57,932
5.750% due 09/30/2049		35,000	30,669
7.750% due 02/28/2023	ZAR	720,000	50,275
8.000% due 01/31/2030		525,700	32,890
8.250% due 03/31/2032		218,000	13,334
8.750% due 02/28/2048		315,200	18,153
8.875% due 02/28/2035		156,000	9,598
10.500% due 12/21/2026		16,966,700	1,267,195

72	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Turkey Government International Bond
4.250% due 03/13/2025		$312,100	$292,278
4.625% due 03/31/2025	EUR	83,900	93,313
5.250% due 03/13/2030		$258,921	218,928
5.600% due 11/14/2024		187,800	182,992
5.750% due 03/22/2024 (m)		45,600	45,263
6.350% due 08/10/2024		145,500	144,808
7.250% due 12/23/2023 (m)		41,900	42,876
7.625% due 04/26/2029		324,615	317,568

Turkiye Ihracat Kredi Bankasi AS
8.250% due 01/24/2024		25,400	26,141

Venezuela Government International Bond
6.000% due 12/09/2049		67,641	5,885
7.000% due 03/31/2038 ^(d)		8,428	733
7.650% due 04/21/2025 ^(d)		40,703	3,541
7.750% due 04/13/2022		12,195	1,061
8.250% due 10/13/2024 ^(d)		53,077	4,618
9.000% due 05/07/2023 ^(d)		23,441	2,039
9.250% due 09/15/2027 ^(d)		60,703	5,281
9.250% due 05/07/2028 ^(d)		75,546	6,572
11.750% due 10/21/2026 ^(d)		6,260	545
11.950% due 08/05/2031 ^(d)		64,700	5,629

Total Sovereign Issues (Cost $8,423,513)			6,007,791

		SHARES
COMMON STOCKS 0.2%

ENERGY 0.0%

Valaris Ltd. (e)		267,394	13,896

FINANCIALS 0.2%

Credit Suisse Group AG		5,526,012	43,895

	SHARES	MARKET VALUE (000S)

Intelsat SA «(e)(l)	7,963,794	$242,895

		286,790

HEALTH CARE 0.0%

Novasep Newco «(e)(l)	84,258	416

NVHL S.A. ‘A’ «(e)(l)	8,220	172

NVHL S.A. ‘B’ «(e)(l)	8,220	172

NVHL S.A. ‘C’ «(e)(l)	8,220	172

NVHL S.A. ‘D’ «(e)(l)	8,220	172

NVHL S.A. ‘E’ «(e)(l)	8,220	172

NVHL S.A. ‘F’ «(e)(l)	8,220	173

NVHL S.A. ‘G’ «(e)(l)	8,220	173

NVHL S.A. ‘H’ «(e)(l)	8,220	173

NVHL S.A. ‘I’ «(e)(l)	8,220	173

NVHL S.A. ‘J’ «(e)(l)	8,220	173

		2,141

INDUSTRIALS 0.0%

Noble Corp. (e)	346,843	12,157

Voyager Aviation Holdings LLC «(e)	5,549	0

Westmoreland Mining Holdings «(e)(l)	144,947	0

		12,157

Total Common Stocks (Cost $671,781)		314,984

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(e)	1,728,032	8,190

Total Rights (Cost $0)		8,190

WARRANTS 0.1%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	183,119	896

INDUSTRIALS 0.0%

Sequa Corp. - Exp. 04/28/2024 «	684,000	374

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	73

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.1%

Windstream Holdings LLC - Exp. 9/21/2055 «	5,118,377	$124,570

Total Warrants (Cost $82,482)		125,840

PREFERRED SECURITIES 1.8%

FINANCIALS 0.8%

AGFC Capital Trust
1.991% (US0003M + 1.750%) due 01/15/2067 ~	105,720,000	60,782

Banco Santander SA
4.375% due 01/14/2026 •(j)(k)	15,000,000	16,181
6.750% due 04/25/2022 •(j)(k)	3,700,000	4,113

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(j)	5,245,000	5,494

CaixaBank SA
6.000% due 07/18/2022 •(j)(k)	2,600,000	2,909
6.750% due 06/13/2024 •(j)(k)	800,000	934

Charles Schwab Corp.
4.000% due 06/01/2026 •(j)	108,700,000	104,216
4.000% due 12/01/2030 •(j)	10,500,000	9,443
5.000% due 12/01/2027 •(j)	9,000,000	8,703
5.375% due 06/01/2025 •(j)	34,310,000	35,511

Encina Private Credit LLC «	24,670	0

Farm Credit Bank of Texas
6.750% (US0003M + 4.010%) due 09/15/2023 ~(j)	87,500	9,188

Nationwide Building Society
10.250% ~	1,233,257	278,652

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(j)	381,436,200	493,539

Wells Fargo & Co.
3.900% due 03/15/2026 •(j)	128,130,000	122,899

		1,152,564

		SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.2%

General Electric Co.
4.156% (US0003M + 3.330%) due 06/15/2022 ~(j)(m)		199,992,000	$192,492

Sequa Corp. (15.000% PIK)
15.000% «(c)		21,195	26,379

Voyager Aviation Holdings LLC
9.500% «		33,294	10,077

			228,948

UTILITIES 0.8%

AT&T Mobility LLC
7.000% due 10/20/2022 «(j)(l)		41,201,923	1,073,342

Total Preferred Securities (Cost $2,493,785)			2,454,854

REAL ESTATE INVESTMENT TRUSTS 0.3%

REAL ESTATE 0.3%

CBL & Associates Properties, Inc.		71,693	2,358

Uniti Group, Inc.		1,524,129	20,972

VICI Properties, Inc.		11,625,222	330,854

Total Real Estate Investment Trusts (Cost $161,465)			354,184

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.4%

SHORT-TERM NOTES 0.0%

Future Diamond Ltd.
4.250% due 09/22/2022		1,200	1,066

ARGENTINA TREASURY BILLS 0.1%
32.040% due 07/29/2022 (g)(h)	ARS	16,116,465	84,178

EUROPEAN UNION BILL 0.0%
0.000% due 05/06/2022 (g)(h)	EUR	12,200	13,504

ISRAEL TREASURY BILLS 0.2%
0.021% due 12/07/2022 - 01/04/2023 (f)(g)	ILS	669,000	208,982

74	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.273% due 05/19/2022 (f)(g)(o)(q)	$103,130	$103,096

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.488% due 06/21/2022 (f)(g)(o)(q)	8,953	8,944

Total Short-Term Instruments (Cost $425,193)		419,770

Total Investments in Securities (Cost $148,881,079)		143,291,645

	SHARES
INVESTMENTS IN AFFILIATES 5.8%

COMMON STOCKS 0.7%

Communication Services 0.4%

Clear Channel Outdoor Holdings, Inc. (e)	50,862,666	175,985

iHeartMedia, Inc. ‘A’ (e)	9,028,024	170,900

iHeartMedia, Inc. ‘B’ «(e)	12,214,441	208,097

		554,982

Industrials 0.3%

Neiman Marcus Group Ltd. LLC «(e)(l)	919,864	142,627

	SHARES	MARKET VALUE (000S)

Noble Corp. (e)(l)	4,341,809	$152,181

Sierra Hamilton Holder LLC «(e)(l)	15,369,768	2

		294,810

Total Common Stocks (Cost $762,473)		849,792

SHORT-TERM INSTRUMENTS 5.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.1%

PIMCO Short-Term Floating NAV Portfolio III	705,225,817	6,847,743

Total Short-Term Instruments (Cost $6,848,030)		6,847,743

Total Investments in Affiliates (Cost $7,610,503)		7,697,535

Total Investments 113.7% (Cost $156,491,582)		$150,989,180

Financial Derivative Instruments (n)(p) (0.4)% (Cost or Premiums, net $765,661)		(548,922)

Other Assets and Liabilities, net (13.3)%		(17,635,977)

Net Assets 100.0%		$132,804,281

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Principal only security.

(c)	Payment in-kind security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	75

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

(d)	Security is not accruing income as of the date of this report.

(e)	Security did not produce income within the last twelve months.

(f)	Coupon represents a weighted average yield to maturity.

(g)	Zero coupon security.

(h)	Coupon represents a yield to maturity.

(i)	Principal amount of security is adjusted for inflation.

(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$1,114,426	$1,073,342	0.81%
Deutsche Bank AG 2.129% due 11/24/2026	11/17/2020	22,800	21,162	0.02
Deutsche Bank AG 3.035% due 05/28/2032	05/25/2021 - 09/29/2021	90,132	80,820	0.06
Fidere Gestion De Vivienda 2.500% due 08/15/2023	10/31/2018	95,427	88,911	0.07
GHH Holdings Ltd. 2.334% due 12/04/2024	10/10/2018	98,697	95,710	0.07
Hotel Ltd. 2.418% due 02/07/2023	07/09/2018	71,550	70,586	0.05
Intelsat SA	06/19/2017 - 02/23/2022	612,233	242,895	0.18
Isla Vista Owner LLC 4.224% due 05/09/2022	11/15/2018	53,510	53,485	0.04
Kiinteisto oy Paulon Talo 2.300% due 11/15/2022	04/18/2018	48,875	43,611	0.03
NVHL S.A. ‘A’	03/09/2012	26	172	0.00
NVHL S.A. ‘B’	03/09/2012	26	172	0.00
NVHL S.A. ‘C’	03/09/2012	26	172	0.00
NVHL S.A. ‘D’	03/09/2012	27	172	0.00
NVHL S.A. ‘E’	03/09/2012	27	172	0.00
NVHL S.A. ‘F’	03/09/2012	27	173	0.00
NVHL S.A. ‘G’	03/09/2012	27	173	0.00
NVHL S.A. ‘H’	03/09/2012	27	173	0.00
NVHL S.A. ‘I’	03/09/2012	27	173	0.00
NVHL S.A. ‘J’	03/09/2012	27	173	0.00
Neiman Marcus Group Ltd. LLC	09/25/2020	29,624	142,627	0.11
Noble Corp.	02/05/2021 - 02/27/2021	57,604	152,180	0.11
Novasep Newco	07/13/2021	5	416	0.00
Oracle Corp. 3.950% due 03/25/2051	03/22/2021	37,868	33,283	0.03
Oracle Corp. 4.100% due 03/25/2061	03/22/2021 - 10/05/2021	47,569	38,520	0.03
Sierra Hamilton Holder LLC	07/31/2017	3,896	2	0.00
Westmoreland Mining Holdings	12/08/2014 - 03/26/2019	4,070	0	0.00

		$2,388,553	$2,139,275	1.61%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOS	0.100%	03/18/2022	04/12/2022			$(3,720)	$(3,720)
	0.230	03/18/2022	04/12/2022			(4,961)	(4,962)
BPS	(1.500)	02/11/2022	TBD	(2)	EUR	(52,348)	(57,791)
	(0.250)	01/27/2022	TBD	(2)		$(6,239)	(6,233)
	(0.250)	01/28/2022	TBD	(2)		(10,421)	(10,412)

76	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

Counterparty	Borrowing Rate(1)		Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	(0.100	) %	02/09/2022	TBD	(2)		$(8,208)	$(8,205)
BRC	(2.500)		01/27/2022	TBD	(2)	EUR	(21,433)	(23,605)
	(2.450)		01/12/2022	TBD	(2)		(34,821)	(38,314)
	(0.750)		01/25/2022	TBD	(2)		(8,402)	(9,283)
	(0.500)		03/18/2022	TBD	(2)		$(17,094)	(17,091)
	(0.350)		12/01/2021	TBD	(2)		(7,947)	(7,938)
	(0.250)		03/18/2022	TBD	(2)		(7,953)	(7,952)
	(0.100)		03/18/2022	TBD	(2)		(7,953)	(7,953)
	0.000		01/18/2022	TBD	(2)		(10,269)	(10,263)
	0.000		01/27/2022	TBD	(2)		(2,470)	(2,469)
	0.000		03/14/2022	TBD	(2)		(24,848)	(24,845)
	0.000		03/18/2022	TBD	(2)		(8,088)	(8,089)
CDC	0.670		03/23/2022	06/07/2022			(13,087)	(13,089)
DBL	(3.000)		01/07/2022	TBD	(2)	EUR	(38,915)	(42,820)
	(2.250)		01/07/2022	TBD	(2)		(58,637)	(64,522)
FBF	(1.250)		02/16/2022	TBD	(2)		$(8,432)	(8,420)
	(0.750)		01/05/2022	TBD	(2)		(5,793)	(5,782)
JML	(0.750)		03/21/2022	04/12/2022			(395)	(395)
	(0.750)		03/29/2022	TBD	(2)		(902)	(901)
	0.180		03/21/2022	04/12/2022			(4,510)	(4,510)
	0.200		03/18/2022	04/22/2022			(11,274)	(11,275)
TDM	0.100		03/18/2022	TBD	(2)		(1,421)	(1,421)

Total Reverse Repurchase Agreements								$(402,260)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (3.6)%
Freddie Mac, TBA	4.000%	04/04/2052	$88,800	$(92,810)	$(90,687)
Ginnie Mae, TBA	3.000	04/01/2052	44,550	(45,105)	(44,033)
Uniform Mortgage-Backed Security, TBA	1.500	04/01/2052	37,825	(34,869)	(33,763)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2037	21,300	(20,903)	(20,689)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2052	1,068,388	(1,000,075)	(991,890)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2052	97,512	(89,867)	(90,367)
Uniform Mortgage-Backed Security, TBA	2.500	04/01/2052	3,545,211	(3,393,218)	(3,382,630)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2037	102,300	(105,960)	(105,125)

Total Short Sales (3.6)%				$(4,782,807)	$(4,759,184)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(8,682)	$0	$(8,682)	$11,862	$3,180
BPS	0	(82,641)	0	(82,641)	82,404	(237)
BRC	0	(157,802)	0	(157,802)	162,843	5,041
CDC	0	(13,089)	0	(13,089)	13,694	605

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	77

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
DBL	$0	$(107,342)	$0	$(107,342)	$106,640	$(702)
FBF	0	(14,202)	0	(14,202)	16,892	2,690
JML	0	(17,081)	0	(17,081)	21,323	4,242
TDM	0	(1,421)	0	(1,421)	1,526	105

Total Borrowings and Other Financing Transactions	$0	$(402,260)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(13,587)	$(13,089)	$(69,210)	$(95,886)
Sovereign Issues	0	0	0	(295,099)	(295,099)
Preferred Securities	0	(11,275)	0	0	(11,275)

Total Borrowings	$0	$(24,862)	$(13,089)	$(364,309)	$(402,260)

Payable for reverse repurchase agreements					$(402,260)

(m)	Securities with an aggregate market value of $402,449 and cash of $15,621 have been pledged as collateral under the terms of the above master agreements as of March 31, 2022.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2022 was $(5,533,102) at a weighted average interest rate of 0.053%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2022 Futures	$120.000	05/20/2022	1,945	$1,945	$(1,036)	$(839)
Call - CBOT U.S. Treasury 10-Year Note June 2022 Futures	125.000	05/20/2022	1,945	1,945	(1,149)	(881)
Put - CME 90-Day Eurodollar December 2022 Futures	97.500	12/19/2022	4,980	12,450	(3,603)	(6,583)
Call - CME 90-Day Eurodollar December 2022 Futures	98.500	12/19/2022	4,980	12,450	(2,171)	(961)

Total Written Options					$(7,959)	$(9,264)

78	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond June Futures	06/2022	16,698	$2,554,884	$(92,074)	$21,797	$(1,847)
Euro-Bund 10-Year Bond June Futures	06/2022	4	702	(40)	7	(1)
Euro-Buxl 30-Year Bond June Futures	06/2022	3	618	(57)	10	(1)
U.S. Treasury 2-Year Note June Futures	06/2022	1,344	284,650	(112)	63	(1)

				$(92,283)	$21,877	$(1,850)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2022	11,965	$(1,134,783)	$45,581	$4,016	$(9,345)
Call Options Strike @ EUR 134.500 on Euro-Bobl Bond May 2022 Futures(1)	04/2022	5,932	(33)	2,232	0	0
Put Options Strike @ EUR 131.500 on Euro-Bobl Bond May 2022 Futures(1)	04/2022	5,934	(17,823)	(15,075)	4,727	(2,298)
U.S. Treasury 5-Year Note June Futures	06/2022	317	(36,356)	973	0	(45)
U.S. Treasury 10-Year Note June Futures	06/2022	96,999	(11,918,752)	345,239	0	(24,250)
U.S. Treasury 30-Year Bond June Futures	06/2022	18,855	(2,829,428)	83,682	0	(11,784)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2022	16,714	(2,960,467)	106,920	0	(17,759)
United Kingdom Long Gilt June Futures	06/2022	1,364	(217,222)	2,667	215	(752)

				$572,219	$8,958	$(66,233)

Total Futures Contracts				$479,936	$30,835	$(68,083)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Sprint Communications, Inc.	(5.000)%	Quarterly	06/20/2024	0.684%	$2,200	$(304)	$94	$(210)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Airbus Finance BV	1.000%	Quarterly	06/20/2028	0.909%	EUR 25,700	$567	$(403)	$164	$0	$(13)
AT&T, Inc.	1.000	Quarterly	12/20/2023	0.581	$ 21,900	278	(115)	163	0	(9)
AT&T, Inc.	1.000	Quarterly	12/20/2025	0.715	2,400	31	(6)	25	0	(1)
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.743	14,600	241	(87)	154	0	(5)
AT&T, Inc.	1.000	Quarterly	12/20/2026	0.806	2,300	26	(6)	20	0	(2)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	79

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Bank of America Corp.	1.000%	Quarterly	12/20/2022	0.308%	$ 51,400	$373	$(98)	$275	$3	$0
Barclays Bank PLC	1.000	Quarterly	12/20/2022	0.285	EUR 65,500	435	(33)	402	7	0
Boeing Co.	1.000	Quarterly	06/20/2022	0.558	$ 15,000	43	(24)	19	1	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.637	22,100	4	61	65	0	(1)
Boeing Co.	1.000	Quarterly	06/20/2023	0.822	115,300	418	(133)	285	0	(8)
Boeing Co.	1.000	Quarterly	12/20/2023	0.955	13,300	100	(86)	14	0	(5)
Boeing Co.	1.000	Quarterly	06/20/2026	1.341	7,750	(47)	(54)	(101)	0	(1)
Boeing Co.	1.000	Quarterly	12/20/2026	1.428	56,900	(257)	(780)	(1,037)	0	(22)
Boeing Co.	1.000	Quarterly	06/20/2027	1.480	3,100	(69)	139	70	138	0
Bombardier, Inc.	5.000	Quarterly	06/20/2024	3.904	7,800	(44)	233	189	3	0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	4.326	2,400	(120)	164	44	0	(1)
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.269	EUR 45,400	(261)	(524)	(785)	0	(162)
British Telecommunications PLC	1.000	Quarterly	12/20/2028	1.368	9,800	(143)	(107)	(250)	0	(31)
Comcast Corp.	1.000	Quarterly	12/20/2026	0.478	$ 4,600	121	(12)	109	0	0
Devon Energy Corp.	1.000	Quarterly	12/20/2026	0.997	12,900	(79)	84	5	0	(9)
Expedia Group, Inc.	1.000	Quarterly	12/20/2026	0.802	7,200	53	12	65	1	0
Ford Motor Co.	5.000	Quarterly	06/20/2022	0.991	46,550	1,659	(1,169)	490	1	0
Ford Motor Co.	5.000	Quarterly	12/20/2022	1.049	15,000	702	(249)	453	3	0
Ford Motor Co.	5.000	Quarterly	12/20/2024	1.718	24,300	2,324	(218)	2,106	0	(3)
Ford Motor Co.	5.000	Quarterly	06/20/2026	2.060	6,700	744	(1,477)	(733)	0	(1,487)
Ford Motor Co.	5.000	Quarterly	12/20/2026	2.251	8,800	1,089	(53)	1,036	7	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2022	1.052	400	47	(35)	12	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2023	1.368	6,600	516	(216)	300	2	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2024	1.689	7,900	554	19	573	6	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2024	1.799	6,700	540	25	565	5	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2025	1.875	13,400	1,205	78	1,283	21	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2026	2.066	16,800	1,836	79	1,915	49	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2026	2.197	13,400	1,508	98	1,606	39	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	2.302	13,700	1,631	87	1,718	48	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.363	72,800	1,061	(247)	814	0	(20)
General Electric Co.	1.000	Quarterly	06/20/2026	0.703	60,700	537	203	740	17	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.791	31,200	370	(71)	299	0	(1)
General Motors Co.	5.000	Quarterly	12/20/2026	1.638	47,300	9,144	(2,198)	6,946	28	0
Hess Corp.	1.000	Quarterly	12/20/2026	1.049	16,000	(174)	145	(29)	0	(9)
Lennar Corp.	5.000	Quarterly	12/20/2026	1.380	12,400	2,558	(579)	1,979	5	0
Morgan Stanley	1.000	Quarterly	12/20/2022	0.382	12,200	85	(26)	59	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	2.325	EUR 10,400	(757)	1,500	743	1,491	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	1.602	31,600	(4,966)	4,312	(654)	0	(33)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.829	62,400	(6,523)	4,483	(2,040)	0	(114)
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	1.999	77,200	(2,940)	(476)	(3,416)	0	(90)
Rolls-Royce PLC	1.000	Quarterly	12/20/2026	2.203	261,700	(12,603)	(2,807)	(15,410)	0	(601)
Telefonica Emisiones SA	1.000	Quarterly	06/20/2026	0.570	4,900	68	31	99	5	0
Telefonica Emisiones SAU	1.000	Quarterly	06/20/2028	0.968	8,600	(5)	26	21	0	(14)

80	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Verizon Communications, Inc.	1.000%	Quarterly	06/20/2026	0.716%	$ 13,300	$302	$(147)	$155	$0	$(3)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.785	62,700	1,471	(856)	615	0	(45)

						$3,653	$(1,513)	$2,140	$1,880	$(2,690)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.IG-35 5-Year Index	(1.000)%	Quarterly	12/20/2025	$205,800	$(5,035)	$1,206	$(3,829)	$0	$(42)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$34,216	$(791)	$(575)	$(1,366)	$33	$0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023	17,578	(612)	(238)	(850)	0	(8)
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	61,288	119	(3,423)	(3,304)	0	(37)
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024	204,591	(509)	(9,631)	(10,140)	0	(97)
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	79,887	(381)	(3,888)	(4,269)	0	(68)
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025	235,900	(9,920)	(10,488)	(20,408)	0	(311)
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026	1,600	(52)	(68)	(120)	0	(2)
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026	2,453,600	(102,389)	(99,072)	(201,461)	0	(2,647)
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025	8,280	764	(269)	495	0	(4)
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025	13,240	1,267	(409)	858	10	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026	883,800	75,864	(17,880)	57,984	14	0
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026	9,629,400	766,638	(144,530)	622,108	0	(3,931)
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027	1,731,900	85,824	12,308	98,132	0	(773)
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	118,200	2,630	(570)	2,060	0	(14)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	161,900	2,322	327	2,649	0	(9)
iTraxx Asia Ex-Japan 37 5-Year Index	1.000	Quarterly	06/20/2027	321,800	(1,574)	1,621	47	0	(294)

					$819,200	$(276,785)	$542,415	$57	$(8,195)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP 856,700	$82,944	$10,692	$93,636	$0	$(3,605)
Pay	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	03/16/2042	126,300	3,484	25,410	28,894	0	(911)
Receive	1-Day GBP-SONIO Compounded-OIS	1.096	Annual	02/14/2052	62,400	(736)	(5,966)	(6,702)	723	0
Receive	1-Day GBP-SONIO Compounded-OIS	1.060	Annual	02/21/2052	29,900	(366)	(3,189)	(3,555)	345	0
Receive	1-Day GBP-SONIO Compounded-OIS	1.101	Annual	02/21/2052	29,900	(367)	(2,803)	(3,170)	347	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	81

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	1.175%	Annual	02/28/2052	GBP 59,900	$(784)	$(4,183)	$(4,967)	$702	$0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052	1,906,250	26,570	385,521	412,091	0	(21,382)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	09/20/2026	JPY 155,370,000	(15,084)	24,522	9,438	0	(2,544)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.020	Semi-Annual	09/20/2028	275,310,000	1,870	35,120	36,990	0	(10,636)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	03/15/2029	1,037,000,000	10,945	136,921	147,866	0	(45,985)
Receive	1-Day USD-SOFR Compounded-OIS	1.573	Annual	02/28/2027	$ 192,700	(350)	(5,396)	(5,746)	28	0
Receive	1-Day USD-SOFR Compounded-OIS	1.928	Annual	03/25/2027	324,900	(669)	(3,956)	(4,625)	48	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027	2,065,410	101,423	25,869	127,292	23	(258)
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027	1,141,300	31,621	(1,684)	29,937	8	(153)
Pay(7)	1-Day USD-SOFR Compounded-OIS	2.430	Annual	09/30/2027	468,710	0	(2,076)	(2,076)	20	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	10/04/2027	451,470	0	(2,416)	(2,416)	16	0
Receive	1-Day USD-SOFR Compounded-OIS	1.618	Annual	02/09/2029	53,800	(128)	(1,636)	(1,764)	59	0
Receive	1-Day USD-SOFR Compounded-OIS	1.888	Annual	03/22/2029	240,700	(644)	(3,516)	(4,160)	306	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029	931,450	46,747	26,496	73,243	0	(1,264)
Receive	1-Day USD-SOFR Compounded-OIS	1.650	Annual	02/08/2032	182,700	(685)	(6,498)	(7,183)	579	0
Receive	1-Day USD-SOFR Compounded-OIS	1.770	Annual	02/14/2032	161,950	(577)	(4,086)	(4,663)	517	0
Receive	1-Day USD-SOFR Compounded-OIS	1.730	Annual	02/24/2032	172,450	(638)	(5,041)	(5,679)	551	0
Receive	1-Day USD-SOFR Compounded-OIS	1.765	Annual	03/16/2032	60,600	(285)	(1,585)	(1,870)	195	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032	1,031,480	(91,322)	5,294	(86,028)	3,381	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032	128,635	9,088	1,327	10,415	0	(403)
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032	1,711,540	(77,198)	14,435	(62,763)	5,552	0
Receive	1-Year BRL-CDI	5.830	Maturity	01/02/2023	BRL 1,691,200	36	(4,878)	(4,842)	94	0
Receive	1-Year BRL-CDI	5.836	Maturity	01/02/2023	1,313,100	0	(3,715)	(3,715)	73	0
Receive	1-Year BRL-CDI	5.855	Maturity	01/02/2023	436,900	0	(1,190)	(1,190)	24	0
Receive	1-Year BRL-CDI	6.170	Maturity	01/02/2023	14,497,400	(44,891)	(87,211)	(132,102)	817	0
Pay	1-Year BRL-CDI	12.670	Maturity	01/02/2023	703,100	0	38	38	0	(39)
Pay	1-Year BRL-CDI	12.690	Maturity	01/02/2023	467,500	0	13	13	0	(26)
Pay	1-Year BRL-CDI	12.740	Maturity	01/02/2023	1,210,800	0	(62)	(62)	0	(67)
Pay	1-Year BRL-CDI	12.750	Maturity	01/02/2023	580,800	0	(33)	(33)	0	(32)
Pay	1-Year BRL-CDI	12.760	Maturity	01/02/2023	1,208,400	0	(94)	(94)	0	(67)
Pay	1-Year BRL-CDI	12.900	Maturity	01/02/2023	2,472,800	0	(731)	(731)	0	(136)
Pay	1-Year BRL-CDI	12.930	Maturity	01/02/2023	306,300	0	(95)	(95)	0	(17)
Pay	1-Year BRL-CDI	12.939	Maturity	01/02/2023	1,236,300	0	(429)	(429)	0	(68)
Pay	1-Year BRL-CDI	12.946	Maturity	01/02/2023	3,104,500	0	(1,081)	(1,081)	0	(171)
Pay	1-Year BRL-CDI	12.960	Maturity	01/02/2023	2,472,800	0	(929)	(929)	0	(136)
Pay	1-Year BRL-CDI	12.970	Maturity	01/02/2023	4,063,700	0	(1,508)	(1,508)	0	(224)
Receive	1-Year BRL-CDI	11.140	Maturity	01/02/2025	232,000	0	(215)	(215)	71	0
Receive	1-Year BRL-CDI	11.160	Maturity	01/02/2025	154,200	0	(131)	(131)	47	0
Receive	1-Year BRL-CDI	11.350	Maturity	01/02/2025	190,800	0	(19)	(19)	58	0

82	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Year BRL-CDI	12.000%	Maturity	01/02/2025	BRL 521,200	$0	$1,270	$1,270	$157	$0
Receive	1-Year BRL-CDI	12.080	Maturity	01/02/2025	866,500	0	2,383	2,383	261	0
Receive	1-Year BRL-CDI	12.140	Maturity	01/02/2025	435,900	0	1,300	1,300	131	0
Receive	1-Year BRL-CDI	12.145	Maturity	01/02/2025	427,100	0	1,280	1,280	128	0
Receive	1-Year BRL-CDI	12.160	Maturity	01/02/2025	872,100	0	2,667	2,667	262	0
Receive	1-Year BRL-CDI	11.220	Maturity	01/04/2027	280,100	0	167	167	153	0
Receive	1-Year BRL-CDI	11.245	Maturity	01/04/2027	141,400	0	104	104	77	0
Receive	1-Year BRL-CDI	11.260	Maturity	01/04/2027	141,500	0	116	116	77	0
Receive	1-Year BRL-CDI	11.700	Maturity	01/04/2027	72,600	0	236	236	39	0
Receive	1-Year BRL-CDI	11.715	Maturity	01/04/2027	314,300	0	1,049	1,049	168	0
Receive	1-Year BRL-CDI	11.870	Maturity	01/04/2027	750,900	0	3,142	3,142	397	0
Receive	3-Month CAD-Bank Bill	2.625	Semi-Annual	03/19/2027	CAD 172,700	9,232	(10,328)	(1,096)	246	0
Receive	3-Month CAD-Bank Bill	3.000	Semi-Annual	03/19/2027	376,200	39,316	(36,418)	2,898	542	0
Receive	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/17/2027	132,800	8,212	(7,875)	337	202	0
Receive	3-Month CAD-Bank Bill	3.400	Semi-Annual	06/20/2029	34,700	3,971	(2,703)	1,268	74	0
Pay(7)	3-Month CAD-Bank Bill	1.000	Semi-Annual	06/16/2047	14,000	920	3,118	4,038	0	(80)
Pay(7)	3-Month CAD-Bank Bill	1.300	Semi-Annual	06/16/2047	340,700	14,213	69,270	83,483	0	(2,124)
Pay	3-Month USD-LIBOR	0.250	Semi-Annual	03/30/2023	$ 202,500	676	2,667	3,343	0	(39)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	01/26/2024	306,100	(344)	(7,098)	(7,442)	114	0
Receive	3-Month USD-LIBOR	1.088	Semi-Annual	02/03/2024	463,700	(748)	(10,058)	(10,806)	186	0
Receive(7)	3-Month USD-LIBOR	1.700	Semi-Annual	03/06/2024	682,700	(847)	(8,598)	(9,445)	76	0
Pay	3-Month USD-LIBOR	0.350	Semi-Annual	11/05/2024	820,000	17,093	28,234	45,327	0	(281)
Pay	3-Month USD-LIBOR	0.600	Semi-Annual	12/14/2024	3,976,455	60,613	143,398	204,011	0	(721)
Pay	3-Month USD-LIBOR	0.700	Semi-Annual	12/14/2024	10,241,100	3,768	491,794	495,562	0	(1,866)
Pay	3-Month USD-LIBOR	0.800	Semi-Annual	12/14/2024	10,221,000	(17,191)	481,985	464,794	0	(1,871)
Pay	3-Month USD-LIBOR	0.350	Semi-Annual	12/18/2024	1,460,000	13,856	72,322	86,178	225	0
Pay	3-Month USD-LIBOR	0.928	Semi-Annual	05/06/2026	290,050	(399)	17,919	17,520	0	(88)
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026	5,706,900	(105,954)	(359,958)	(465,912)	0	(106)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026	670,750	(10,308)	46,414	36,106	0	(107)
Receive	3-Month USD-LIBOR	1.380	Semi-Annual	01/04/2027	415,700	(935)	(19,240)	(20,175)	83	0
Receive	3-Month USD-LIBOR	1.570	Semi-Annual	01/11/2027	246,000	(526)	(9,371)	(9,897)	111	0
Receive	3-Month USD-LIBOR	1.570	Semi-Annual	01/12/2027	152,500	(313)	(5,828)	(6,141)	71	0
Receive	3-Month USD-LIBOR	1.425	Semi-Annual	01/18/2027	287,000	(728)	(12,846)	(13,574)	164	0
Receive	3-Month USD-LIBOR	1.443	Semi-Annual	01/18/2027	309,600	(813)	(13,441)	(14,254)	83	0
Pay	3-Month USD-LIBOR	1.350	Semi-Annual	01/20/2027	215,100	0	10,954	10,954	0	(126)
Receive	3-Month USD-LIBOR	1.418	Semi-Annual	01/20/2027	146,200	(238)	(6,741)	(6,979)	86	0
Receive	3-Month USD-LIBOR	1.550	Semi-Annual	01/20/2027	956,100	(3,308)	(36,346)	(39,654)	561	0
Pay	3-Month USD-LIBOR	1.360	Semi-Annual	02/15/2027	761,430	0	39,707	39,707	0	(359)
Receive	3-Month USD-LIBOR	1.600	Semi-Annual	02/15/2027	3,045,800	(10,480)	(113,849)	(124,329)	1,445	0
Receive	3-Month USD-LIBOR	1.580	Semi-Annual	02/16/2027	301,850	(815)	(11,762)	(12,577)	144	0
Pay	3-Month USD-LIBOR	1.450	Semi-Annual	02/17/2027	709,700	0	33,968	33,968	0	(331)
Receive	3-Month USD-LIBOR	1.700	Semi-Annual	02/17/2027	2,839,700	(10,680)	(91,748)	(102,428)	1,335	0
Pay	3-Month USD-LIBOR	1.420	Semi-Annual	02/24/2027	528,800	0	26,222	26,222	0	(226)
Receive	3-Month USD-LIBOR	1.650	Semi-Annual	02/24/2027	1,763,000	(44,914)	(23,390)	(68,304)	761	0
Pay	3-Month USD-LIBOR	0.450	Semi-Annual	03/30/2027	250,200	12,359	11,905	24,264	0	(48)
Pay	3-Month USD-LIBOR	0.550	Semi-Annual	12/18/2027	467,500	(353)	47,941	47,588	0	(233)
Pay	3-Month USD-LIBOR	1.235	Semi-Annual	05/12/2028	147,600	(301)	10,004	9,703	0	(130)
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028	4,543,974	(253,413)	(259,076)	(512,489)	2,725	0
Pay	3-Month USD-LIBOR	1.380	Semi-Annual	08/24/2028	114,500	0	7,224	7,224	0	(104)
Pay	3-Month USD-LIBOR	1.410	Semi-Annual	08/24/2028	473,000	0	28,985	28,985	0	(429)
Pay	3-Month USD-LIBOR	1.370	Semi-Annual	08/25/2028	144,696	0	9,225	9,225	0	(130)
Receive	3-Month USD-LIBOR	1.265	Semi-Annual	09/28/2028	226,300	(450)	(15,916)	(16,366)	169	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028	1,382,211	(2,820)	(73,857)	(76,677)	1,161	0
Pay	3-Month USD-LIBOR	1.379	Semi-Annual	12/22/2028	224,400	(530)	14,837	14,307	0	(191)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	01/12/2029	168,023	0	9,591	9,591	0	(194)
Receive	3-Month USD-LIBOR	1.700	Semi-Annual	01/12/2029	611,000	(1,791)	(25,169)	(26,960)	712	0
Receive	3-Month USD-LIBOR	1.518	Semi-Annual	01/20/2029	86,750	(197)	(4,680)	(4,877)	111	0
Receive	3-Month USD-LIBOR	1.630	Semi-Annual	01/20/2029	120,300	(277)	(5,613)	(5,890)	155	0
Receive	3-Month USD-LIBOR	1.630	Semi-Annual	01/26/2029	144,450	(372)	(6,737)	(7,109)	186	0
Pay	3-Month USD-LIBOR	0.650	Semi-Annual	07/15/2030	1,390,000	7,209	177,831	185,040	0	(3,271)
Pay	3-Month USD-LIBOR	0.711	Semi-Annual	07/28/2030	129,300	(944)	17,619	16,675	0	(311)
Pay	3-Month USD-LIBOR	0.678	Semi-Annual	07/29/2030	122,100	(881)	16,942	16,061	0	(295)
Pay	3-Month USD-LIBOR	0.674	Semi-Annual	08/05/2030	119,100	(893)	16,646	15,753	0	(284)
Pay	3-Month USD-LIBOR	0.685	Semi-Annual	09/24/2030	150,000	0	20,182	20,182	0	(329)
Pay	3-Month USD-LIBOR	0.725	Semi-Annual	09/25/2030	150,000	0	19,723	19,723	0	(329)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	83

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	0.610%	Semi-Annual	10/01/2030	$ 150,000	$12,469	$8,215	$20,684	$0	$(334)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030	219,500	709	23,455	24,164	0	(536)
Pay	3-Month USD-LIBOR	0.700	Semi-Annual	12/18/2030	757,500	32,293	69,053	101,346	0	(1,991)
Pay	3-Month USD-LIBOR	1.160	Semi-Annual	04/12/2031	177,700	0	17,396	17,396	0	(541)
Receive	3-Month USD-LIBOR	1.380	Semi-Annual	04/12/2031	888,400	(5,418)	(64,691)	(70,109)	2,729	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	05/10/2031	249,975	0	22,854	22,854	0	(788)
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	05/10/2031	999,900	(78)	(74,119)	(74,197)	3,177	0
Pay	3-Month USD-LIBOR	1.300	Semi-Annual	05/11/2031	156,000	0	13,608	13,608	0	(491)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	05/11/2031	1,000,000	4,671	(74,689)	(70,018)	3,174	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	05/12/2031	1,000,000	4,663	(74,681)	(70,018)	3,165	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	7,602,290	(721,581)	(319,859)	(1,041,440)	21,678	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	243,400	13,920	18,926	32,846	0	(574)
Pay	3-Month USD-LIBOR	1.470	Semi-Annual	07/15/2031	235,600	(1,048)	19,112	18,064	0	(797)
Pay	3-Month USD-LIBOR	1.370	Semi-Annual	07/19/2031	118,500	(270)	10,387	10,117	0	(402)
Pay	3-Month USD-LIBOR	1.360	Semi-Annual	07/20/2031	178,300	190	15,188	15,378	0	(607)
Pay	3-Month USD-LIBOR	1.405	Semi-Annual	09/07/2031	288,000	(1,411)	25,932	24,521	0	(925)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	10/05/2031	172,500	(5,262)	(7,109)	(12,371)	578	0
Receive	3-Month USD-LIBOR	1.535	Semi-Annual	10/15/2031	172,200	(4,734)	(7,118)	(11,852)	617	0
Receive	3-Month USD-LIBOR	1.535	Semi-Annual	10/22/2031	115,100	(328)	(7,634)	(7,962)	416	0
Receive	3-Month USD-LIBOR	1.545	Semi-Annual	10/26/2031	116,200	(3,109)	(4,849)	(7,958)	421	0
Receive	3-Month USD-LIBOR	1.735	Semi-Annual	01/12/2032	115,350	(1,188)	(5,318)	(6,506)	425	0
Receive	3-Month USD-LIBOR	1.655	Semi-Annual	01/24/2032	144,550	(2,581)	(6,681)	(9,262)	549	0
Receive	3-Month USD-LIBOR	1.768	Semi-Annual	02/02/2032	109,000	(395)	(5,285)	(5,680)	345	0
Pay	3-Month USD-LIBOR	1.988	Semi-Annual	02/09/2032	43,400	271	1,155	1,426	0	(137)
Pay	3-Month USD-LIBOR	2.008	Semi-Annual	02/09/2032	72,300	329	2,084	2,413	0	(276)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/18/2032	262,800	(1,886)	(7,252)	(9,138)	986	0
Pay(7)	3-Month USD-LIBOR	1.900	Semi-Annual	05/18/2032	5,207,200	(42,978)	281,152	238,174	0	(17,661)
Pay	3-Month USD-LIBOR	0.900	Semi-Annual	03/12/2050	1,085,000	8,587	312,449	321,036	0	(7,092)
Pay	3-Month USD-LIBOR	0.950	Semi-Annual	12/11/2050	1,343,300	6,009	378,924	384,933	0	(8,780)
Pay	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051	3,900	845	100	945	0	(33)
Pay	3-Month USD-LIBOR	1.450	Semi-Annual	04/07/2051	66,100	9,691	1,596	11,287	0	(588)
Receive	3-Month USD-LIBOR	1.650	Semi-Annual	04/08/2051	275,500	0	(34,850)	(34,850)	2,521	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051	3,516,800	628,180	138,565	766,745	0	(29,818)
Pay	3-Month USD-LIBOR	1.785	Semi-Annual	08/12/2051	148,100	(3,068)	18,984	15,916	0	(1,232)
Receive	3-Month USD-LIBOR	1.815	Semi-Annual	01/24/2052	28,900	(897)	(1,984)	(2,881)	245	0
Receive	3-Month USD-LIBOR	1.867	Semi-Annual	01/26/2052	28,900	(550)	(1,998)	(2,548)	248	0
Pay	3-Month ZAR-JIBAR	6.547	Quarterly	03/18/2023	ZAR 734,000	0	(637)	(637)	0	(35)
Receive	3-Month ZAR-JIBAR	5.015	Quarterly	12/10/2025	1,000,000	0	(3,529)	(3,529)	327	0
Receive	3-Month ZAR-JIBAR	5.005	Quarterly	12/11/2025	670,000	0	(2,384)	(2,384)	219	0
Receive	3-Month ZAR-JIBAR	4.990	Quarterly	12/14/2025	670,000	0	(2,421)	(2,421)	219	0
Receive	3-Month ZAR-JIBAR	4.925	Quarterly	12/15/2025	1,060,000	0	(3,989)	(3,989)	346	0
Receive	3-Month ZAR-JIBAR	4.848	Quarterly	12/17/2025	1,829,750	4	(7,235)	(7,231)	596	0
Receive	3-Month ZAR-JIBAR	4.850	Quarterly	01/07/2026	2,769,800	(81)	(10,747)	(10,828)	904	0
Receive	3-Month ZAR-JIBAR	4.848	Quarterly	01/11/2026	8,604,900	(353)	(33,554)	(33,907)	2,822	0
Receive	3-Month ZAR-JIBAR	4.950	Quarterly	01/27/2026	850,000	0	(3,209)	(3,209)	283	0
Receive	3-Month ZAR-JIBAR	4.915	Quarterly	02/01/2026	3,123,900	(473)	(11,801)	(12,274)	1,042	0
Receive	3-Month ZAR-JIBAR	5.065	Quarterly	02/09/2026	6,333,500	(775)	(22,087)	(22,862)	2,131	0
Receive	3-Month ZAR-JIBAR	5.020	Quarterly	02/11/2026	1,083,600	0	(4,043)	(4,043)	365	0
Pay	3-Month ZAR-JIBAR	5.970	Quarterly	03/10/2026	204,100	0	325	325	0	(71)
Pay	3-Month ZAR-JIBAR	6.845	Quarterly	03/18/2026	6,030,000	(1,075)	(1,759)	(2,834)	0	(2,143)
Receive	3-Month ZAR-JIBAR	8.300	Quarterly	03/15/2027	625,500	(1)	2,507	2,506	245	0
Receive	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028	327,300	(1)	504	503	124	0
Receive	6-Month AUD-BBR-BBSW	4.000	Semi-Annual	03/15/2023	AUD 3,175,400	195,330	(129,007)	66,323	1,178	0
Receive	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	03/15/2023	397,900	28,677	(19,624)	9,053	150	0
Receive	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	12/11/2023	462,900	35,562	(18,696)	16,866	417	0
Receive	6-Month AUD-BBR-BBSW	3.250	Semi-Annual	12/17/2024	1,180,600	34,052	(10,993)	23,059	3,866	0
Receive	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	755,720	32,046	(13,091)	18,955	3,232	0
Receive	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	26,340	(126)	164	38	123	0
Receive	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027	1,525,200	9,736	(6,095)	3,641	7,968	0
Pay	6-Month EUR-EURIBOR	0.300	Annual	06/17/2022	EUR 3,407,305	841	(13)	828	0	(57)
Pay	6-Month EUR-EURIBOR	0.453	Annual	12/29/2023	38,900	0	628	628	0	(11)
Pay	6-Month EUR-EURIBOR	0.425	Annual	06/28/2024	38,100	0	1,054	1,054	0	(21)
Pay	6-Month EUR-EURIBOR	0.395	Annual	12/30/2024	16,600	0	566	566	0	(15)
Pay	6-Month EUR-EURIBOR	0.260	Annual	03/18/2025	4,777,800	949	163,085	164,034	0	(5,934)

84	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	6-Month EUR-EURIBOR	0.150%	Annual	06/17/2025	EUR 875,000	$54	$29,886	$29,940	$0	$(1,032)
Pay	6-Month EUR-EURIBOR	0.363	Annual	06/30/2025	32,000	0	1,415	1,415	0	(39)
Pay	6-Month EUR-EURIBOR	0.135	Annual	07/24/2025	375,000	0	13,310	13,310	0	(499)
Pay	6-Month EUR-EURIBOR	0.155	Annual	07/27/2025	600,000	0	21,930	21,930	0	(808)
Pay	6-Month EUR-EURIBOR	0.230	Annual	07/29/2025	300,000	0	11,992	11,992	0	(405)
Pay	6-Month EUR-EURIBOR	0.329	Annual	12/30/2025	20,500	0	1,017	1,017	0	(34)
Pay	6-Month EUR-EURIBOR	0.294	Annual	06/30/2026	9,900	0	572	572	0	(24)
Receive	6-Month EUR-EURIBOR	0.650	Annual	02/18/2029	58,900	4,759	(6,484)	(1,725)	278	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/18/2029	58,900	333	1,392	1,725	0	(278)
Receive	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	5,603,500	(10,567)	(155,336)	(165,903)	26,585	0
Receive	6-Month EUR-EURIBOR	0.650	Annual	03/04/2029	4,913,200	24,293	(170,298)	(146,005)	23,532	0
Receive	6-Month EUR-EURIBOR	0.050	Annual	02/05/2030	1,778,300	(1,949)	(169,115)	(171,064)	9,320	0
Receive	6-Month EUR-EURIBOR	0.050	Annual	02/13/2030	889,000	8,768	(94,793)	(86,025)	4,678	0
Pay	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	279,900	311	29,746	30,057	0	(1,510)
Pay	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030	451,200	(19,829)	56,831	37,002	0	(2,460)
Pay	6-Month EUR-EURIBOR	0.040	Annual	07/30/2030	120,000	0	11,404	11,404	0	(670)
Pay	6-Month EUR-EURIBOR	0.040	Annual	07/31/2030	120,000	0	11,407	11,407	0	(671)
Pay	6-Month EUR-EURIBOR	0.030	Annual	08/03/2030	120,000	0	11,562	11,562	0	(672)
Pay	6-Month EUR-EURIBOR	0.010	Annual	08/04/2030	120,000	0	11,799	11,799	0	(673)
Pay	6-Month EUR-EURIBOR	0.010	Annual	08/05/2030	120,000	0	11,803	11,803	0	(672)
Pay	6-Month EUR-EURIBOR	0.060	Annual	08/07/2030	120,000	0	11,233	11,233	0	(674)
Pay	6-Month EUR-EURIBOR	0.010	Annual	08/13/2030	120,000	0	11,872	11,872	0	(674)
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	2,044,700	192,585	30,878	223,463	0	(14,253)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050	87,300	8,105	(27,001)	(18,896)	838	0
Pay	6-Month EUR-EURIBOR	0.250	Annual	06/17/2050	626,000	(58,467)	191,732	133,265	0	(5,857)
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050	2,557,071	10,675	355,130	365,805	0	(25,555)
Pay	28-Day MXN-TIIE	4.650	Lunar	05/10/2022	MXN 14,473,400	205	1,917	2,122	30	0
Pay	28-Day MXN-TIIE	4.825	Lunar	05/27/2022	1,476,400	0	311	311	3	0
Pay	28-Day MXN-TIIE	4.740	Lunar	06/03/2022	3,655,300	0	816	816	5	0
Receive	28-Day MXN-TIIE	4.355	Lunar	06/09/2022	533,000	0	(144)	(144)	0	(1)
Receive	28-Day MXN-TIIE	4.400	Lunar	06/09/2022	650,000	0	(172)	(172)	0	(1)
Pay	28-Day MXN-TIIE	4.580	Lunar	06/10/2022	3,754,900	0	921	921	7	0
Pay	28-Day MXN-TIIE	4.500	Lunar	06/22/2022	1,750,000	10	485	495	4	0
Pay	28-Day MXN-TIIE	4.558	Lunar	06/23/2022	570,000	0	158	158	1	0
Pay	28-Day MXN-TIIE	4.410	Lunar	06/29/2022	1,200,000	0	443	443	2	0
Receive	28-Day MXN-TIIE	4.490	Lunar	10/12/2022	600,000	0	(487)	(487)	5	0
Receive	28-Day MXN-TIIE	4.460	Lunar	10/13/2022	550,000	0	(452)	(452)	4	0
Receive	28-Day MXN-TIIE	4.555	Lunar	11/01/2022	575,000	0	(523)	(523)	5	0
Receive	28-Day MXN-TIIE	7.875	Lunar	12/16/2022	538,600	0	35	35	11	0
Receive	28-Day MXN-TIIE	7.865	Lunar	12/27/2022	936,700	0	23	23	19	0
Receive	28-Day MXN-TIIE	7.820	Lunar	02/06/2023	1,673,100	(345)	255	(90)	35	0
Receive	28-Day MXN-TIIE	8.185	Lunar	02/10/2023	44,600,000	78,517	(74,067)	4,450	970	0
Pay	28-Day MXN-TIIE	6.475	Lunar	02/20/2023	2,060,000	0	1,471	1,471	0	(39)
Receive	28-Day MXN-TIIE	4.470	Lunar	02/27/2023	2,040,000	0	(3,395)	(3,395)	31	0
Receive	28-Day MXN-TIIE	4.520	Lunar	02/27/2023	4,080,000	0	(6,697)	(6,697)	63	0
Receive	28-Day MXN-TIIE	4.550	Lunar	02/27/2023	14,288,800	14	(23,274)	(23,260)	217	(6)
Receive	28-Day MXN-TIIE	4.560	Lunar	02/27/2023	2,002,100	0	(3,250)	(3,250)	31	0
Receive	28-Day MXN-TIIE	4.565	Lunar	02/27/2023	2,040,000	0	(3,307)	(3,307)	32	0
Receive	28-Day MXN-TIIE	4.500	Lunar	03/03/2023	7,393,200	(12)	(12,787)	(12,799)	154	0
Pay	28-Day MXN-TIIE	4.430	Lunar	03/09/2023	940,000	0	1,677	1,677	0	(16)
Receive	28-Day MXN-TIIE	4.500	Lunar	03/09/2023	4,065,000	0	(7,112)	(7,112)	70	0
Receive	28-Day MXN-TIIE	4.600	Lunar	03/09/2023	547,000	0	(930)	(930)	10	0
Pay	28-Day MXN-TIIE	6.413	Lunar	03/09/2023	1,670,000	0	1,355	1,355	0	(34)
Pay	28-Day MXN-TIIE	6.420	Lunar	03/15/2023	5,235,000	0	4,339	4,339	0	(109)
Pay	28-Day MXN-TIIE	6.441	Lunar	03/15/2023	4,830,000	0	3,953	3,953	0	(100)
Pay	28-Day MXN-TIIE	6.498	Lunar	03/15/2023	2,000,000	0	1,581	1,581	0	(42)
Pay	28-Day MXN-TIIE	6.520	Lunar	03/15/2023	1,400,000	0	1,092	1,092	0	(29)
Pay	28-Day MXN-TIIE	6.543	Lunar	03/15/2023	3,400,000	0	2,614	2,614	0	(71)
Pay	28-Day MXN-TIIE	6.562	Lunar	03/15/2023	4,485,000	0	3,405	3,405	0	(94)
Pay	28-Day MXN-TIIE	6.590	Lunar	03/15/2023	2,060,000	0	1,536	1,536	0	(43)
Pay	28-Day MXN-TIIE	6.595	Lunar	03/15/2023	3,010,000	0	2,237	2,237	0	(63)
Receive	28-Day MXN-TIIE	6.960	Lunar	03/17/2023	4,350,000	0	(2,480)	(2,480)	94	0
Receive	28-Day MXN-TIIE	6.270	Lunar	03/21/2023	1,000,000	0	(923)	(923)	21	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	85

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	28-Day MXN-TIIE	6.360%	Lunar	03/22/2023	MXN 100,000	$0	$(88)	$(88)	$2	$0
Receive	28-Day MXN-TIIE	6.280	Lunar	03/23/2023	3,335,000	0	(3,086)	(3,086)	72	0
Receive	28-Day MXN-TIIE	6.022	Lunar	03/24/2023	5,800,000	9,382	(15,502)	(6,120)	124	0
Receive	28-Day MXN-TIIE	5.930	Lunar	03/27/2023	1,915,000	0	(2,158)	(2,158)	41	0
Receive	28-Day MXN-TIIE	5.860	Lunar	03/29/2023	950,000	0	(1,109)	(1,109)	21	0
Pay	28-Day MXN-TIIE	8.320	Lunar	03/30/2023	13,785,730	0	(419)	(419)	0	(353)
Receive	28-Day MXN-TIIE	5.730	Lunar	04/03/2023	1,320,000	0	(1,670)	(1,670)	32	0
Receive	28-Day MXN-TIIE	5.790	Lunar	04/04/2023	1,350,000	0	(1,669)	(1,669)	33	0
Receive	28-Day MXN-TIIE	4.660	Lunar	10/11/2023	755,000	0	(2,123)	(2,123)	55	0
Pay	28-Day MXN-TIIE	4.565	Lunar	12/07/2023	355,000	0	1,124	1,124	0	(31)
Pay	28-Day MXN-TIIE	4.570	Lunar	12/07/2023	350,000	0	1,107	1,107	0	(30)
Pay	28-Day MXN-TIIE	6.380	Lunar	02/15/2024	1,320,000	0	2,498	2,498	0	(139)
Pay	28-Day MXN-TIIE	6.405	Lunar	02/16/2024	2,640,000	(6,398)	11,343	4,945	0	(279)
Pay	28-Day MXN-TIIE	6.410	Lunar	02/16/2024	2,100,000	0	3,924	3,924	0	(222)
Pay	28-Day MXN-TIIE	7.170	Lunar	03/15/2024	12,150,000	17,473	(2,516)	14,957	0	(1,364)
Pay	28-Day MXN-TIIE	7.170	Lunar	03/15/2024	4,450,000	16,135	(21,613)	(5,478)	500	0
Receive	28-Day MXN-TIIE	6.620	Lunar	03/19/2024	1,450,000	0	(2,547)	(2,547)	162	0
Receive	28-Day MXN-TIIE	6.670	Lunar	03/20/2024	225,000	0	(385)	(385)	25	0
Receive	28-Day MXN-TIIE	6.011	Lunar	04/01/2024	1,350,000	0	(3,212)	(3,212)	152	0
Pay	28-Day MXN-TIIE	4.720	Lunar	07/31/2024	2,460,000	0	10,197	10,197	0	(307)
Receive	28-Day MXN-TIIE	4.805	Lunar	09/05/2024	590,000	0	(2,467)	(2,467)	76	0
Pay	28-Day MXN-TIIE	6.377	Lunar	09/05/2024	1,180,000	0	2,842	2,842	0	(157)
Receive	28-Day MXN-TIIE	6.660	Lunar	09/05/2024	700,000	0	(1,463)	(1,463)	94	0
Receive	28-Day MXN-TIIE	6.730	Lunar	09/05/2024	495,000	0	(995)	(995)	66	0
Receive	28-Day MXN-TIIE	4.865	Lunar	10/09/2024	580,000	0	(2,467)	(2,467)	76	0
Receive	28-Day MXN-TIIE	4.840	Lunar	10/14/2024	1,140,000	0	(4,950)	(4,950)	151	0
Pay	28-Day MXN-TIIE	4.715	Lunar	12/05/2024	555,000	0	2,584	2,584	0	(75)
Receive	28-Day MXN-TIIE	8.240	Lunar	02/10/2025	6,500,000	20,410	(22,383)	(1,973)	984	0
Pay	28-Day MXN-TIIE	6.388	Lunar	02/12/2025	1,070,000	0	2,940	2,940	0	(155)
Pay	28-Day MXN-TIIE	6.393	Lunar	02/12/2025	1,070,000	0	2,933	2,933	0	(155)
Pay	28-Day MXN-TIIE	6.395	Lunar	02/12/2025	1,075,000	0	2,943	2,943	0	(156)
Pay	28-Day MXN-TIIE	6.408	Lunar	02/12/2025	1,530,000	0	4,164	4,164	0	(222)
Pay	28-Day MXN-TIIE	6.623	Lunar	03/12/2025	1,750,000	0	4,352	4,352	0	(257)
Receive	28-Day MXN-TIIE	5.280	Lunar	05/30/2025	1,560,100	(4,868)	(2,226)	(7,094)	224	0
Receive	28-Day MXN-TIIE	5.280	Lunar	05/30/2025	1,560,100	7,539	(445)	7,094	0	(224)
Receive	28-Day MXN-TIIE	5.160	Lunar	06/06/2025	1,604,600	(5,315)	(2,269)	(7,584)	229	0
Receive	28-Day MXN-TIIE	5.065	Lunar	10/08/2025	470,000	0	(2,459)	(2,459)	68	0
Receive	28-Day MXN-TIIE	8.410	Lunar	02/05/2026	8,240,000	41,729	(40,974)	755	1,332	0
Receive	28-Day MXN-TIIE	8.375	Lunar	02/08/2027	20,000,000	175,541	(171,583)	3,958	3,422	0
Pay	28-Day MXN-TIIE	8.375	Lunar	02/08/2027	17,300,000	5,580	(9,004)	(3,424)	0	(2,961)
Receive	28-Day MXN-TIIE	5.535	Lunar	05/04/2027	3,177,000	897	(19,448)	(18,551)	512	0
Pay	28-Day MXN-TIIE	7.984	Lunar	12/10/2027	1,364,100	(13)	807	794	0	(257)
Pay	28-Day MXN-TIIE	6.500	Lunar	12/21/2027	8,700,000	(34,161)	69,619	35,458	0	(1,561)
Pay	28-Day MXN-TIIE	7.990	Lunar	12/21/2027	25,700	0	15	15	0	(5)
Pay	28-Day MXN-TIIE	7.800	Lunar	12/28/2027	622,900	0	662	662	0	(117)
Pay	28-Day MXN-TIIE	7.910	Lunar	12/30/2027	31,300	0	25	25	0	(6)
Pay	28-Day MXN-TIIE	8.030	Lunar	01/31/2028	799,900	6	364	370	0	(154)
Pay	28-Day MXN-TIIE	8.050	Lunar	01/31/2028	606,400	154	97	251	0	(117)
Receive	28-Day MXN-TIIE	8.780	Lunar	01/30/2034	1,750,000	0	4,067	4,067	492	0
Pay	28-Day MXN-TIIE	7.380	Lunar	08/14/2037	64,600	255	19	274	0	(24)
Pay	28-Day MXN-TIIE	8.103	Lunar	01/04/2038	1,486,300	(13,284)	14,696	1,412	0	(581)
Receive	UKRPI	4.000	Maturity	09/15/2031	GBP 105,100	(89)	(14,892)	(14,981)	0	(1,674)
Receive	UKRPI	4.055	Maturity	09/15/2031	97,100	400	(13,383)	(12,983)	0	(1,544)
Receive	UKRPI	4.066	Maturity	09/15/2031	188,200	(2,313)	(22,518)	(24,831)	0	(2,992)
Receive	UKRPI	4.020	Maturity	10/15/2031	136,900	(605)	(18,233)	(18,838)	0	(2,005)
Receive	UKRPI	4.140	Maturity	10/15/2031	263,700	(984)	(30,206)	(31,190)	0	(3,845)
Receive	UKRPI	4.400	Maturity	10/15/2031	119,600	939	(9,994)	(9,055)	0	(1,726)
Receive	UKRPI	4.250	Maturity	11/15/2031	267,100	(2,878)	(22,772)	(25,650)	0	(3,901)

						$522,028	$1,556,540	$2,078,568	$171,993	$(270,321)

Total Swap Agreements						$1,339,542	$1,279,542	$2,619,084	$173,930	$(281,248)

86	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)			Market Value	Variation Margin Liability(8)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$30,835	$174,363	$205,198	$(9,264)	$(68,421)	$(281,298)	$(358,983)

(o)

Securities with an aggregate market value of $4,172,629 and cash of $115,550 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2022.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin liability of $(338) for closed futures and unsettled variation margin asset of $433 and liability of $(50) for closed swap agreements is outstanding at period end.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2022	CHF	46,512	$	50,316	$0	$(19)
	04/2022	INR	11,318,511		147,605	0	(918)
	04/2022	MXN	6,916,889		343,620	0	(3,525)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	87

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	04/2022			PEN	95,000	$		22,709	$0	$(3,120)
	04/2022		$		84,643		AUD	113,605	384	(17)
	04/2022				1,950		CAD	2,501	50	0
	04/2022				7,961		DKK	50,399	0	(465)
	04/2022				1,517,687		GBP	1,152,861	136	(3,367)
	04/2022				546,406		INR	41,855,970	3,036	0
	04/2022				15,510		JPY	1,926,100	311	0
	04/2022				277,350		MXN	6,069,625	27,090	0
	04/2022				36,547		PEN	135,331	237	0
	04/2022	«			22,136		RUB	3,068,104	13,499	0
	05/2022			AUD	96,447	$		72,210	14	0
	05/2022			GBP	1,140,203			1,500,915	3,375	0
	05/2022			INR	41,959,443			546,248	0	(2,756)
	05/2022			SEK	29,790			3,181	9	0
	05/2022			TWD	4,390,066			152,800	0	(746)
	05/2022		$		297,061		CNH	1,900,000	1,098	0
	05/2022				53,715		IDR	770,287,048	0	(96)
	05/2022				16,580		INR	1,277,828	139	0
	05/2022				9		PEN	35	0	0
	06/2022			PEN	208,251	$		50,585	0	(5,664)
	06/2022		$		104		HKD	809	0	0
	06/2022				148,547		MXN	3,093,879	5,029	0
	07/2022			PEN	326,121	$		80,825	0	(6,914)
	07/2022		$		2,877		DKK	19,210	0	(10)
	07/2022				92,823		MXN	1,916,889	2,055	0
	08/2022			PEN	61,051	$		15,497	0	(914)
	08/2022		$		243,031		MXN	5,000,000	1,565	0
	08/2022	«			11,163		RUB	1,744,819	7,272	0
	10/2022				1,673		ILS	5,313	4	0
	11/2022			PEN	47,789	$		11,600	0	(1,111)
	11/2022			ZAR	151,167			9,520	0	(557)
BPS	04/2022			AUD	35,887			26,885	45	(14)
	04/2022			BRL	2,087,096			393,504	502	(45,367)
	04/2022			CAD	4,138			3,316	6	0
	04/2022			CLP	2,187,439			2,783	5	0
	04/2022			EUR	249,416			273,768	0	(2,148)
	04/2022			GBP	232,954			312,345	6,326	0
	04/2022			INR	30,631,983			399,405	0	(2,755)
	04/2022		$		426,754		BRL	2,087,096	12,697	(1,083)
	04/2022				9,549		CAD	12,142	163	0
	04/2022				132,148		GBP	99,952	0	(846)
	04/2022				194,576		INR	15,084,988	3,459	0
	04/2022				69,118		JPY	8,414,400	413	(413)
	04/2022				475,846		MXN	10,228,598	37,159	0
	04/2022				2,217		NZD	3,276	53	0
	04/2022				1,176		ZAR	18,494	86	0
	05/2022			EUR	714,405	$		792,917	1,931	0
	05/2022			GBP	56,535			74,422	169	0
	05/2022			IDR	2,006,704			140	0	0
	05/2022			INR	9,521,839			123,588	0	(997)
	05/2022			TWD	742,914			25,850	0	(134)
	05/2022		$		115,404		BRL	551,896	109	(521)
	05/2022				9,366		CLP	7,567,571	167	0
	05/2022				280,887		IDR	4,028,626,459	0	(446)
	05/2022				20,012		MXN	415,617	774	0
	05/2022				5,127		ZAR	82,903	516	0
	05/2022			ZAR	234,664	$		14,842	0	(1,131)
	06/2022		$		98,435		CLP	80,701,733	2,924	(1)
	07/2022			BRL	486,700	$		84,838	0	(14,752)

88	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	07/2022			MXN	117,898	$		5,636	$0	$(199)
	07/2022		$		60,401		BRL	319,400	4,955	0
	07/2022				2,672		CLP	2,128,831	0	(6)
	08/2022			ZAR	892,731	$		55,906	0	(4,182)
	11/2022		$		19,001		ILS	60,579	149	0
	11/2022			ZAR	286,432	$		17,902	0	(1,191)
	01/2023		$		59,679		ILS	192,522	1,385	0
BRC	04/2022				4,260,347		GBP	3,241,091	659	(3,348)
	04/2022				21,994		MXN	476,332	1,896	0
	05/2022			GBP	3,039,005	$		3,990,799	0	(623)
	11/2022			ILS	62,594			19,605	0	(182)
	11/2022			ZAR	69,033			4,301	0	(301)
BSH	04/2022			BRL	3,046,620			611,420	2,001	(30,486)
	04/2022		$		577,306		BRL	3,046,620	62,599	0
	05/2022				18,511		PEN	69,110	231	0
	07/2022			BRL	4,397,200	$		790,659	0	(109,107)
	07/2022		$		729,130		BRL	3,897,518	68,389	0
	10/2022			BRL	4,180,800	$		729,341	0	(104,243)
	10/2022		$		469,644		BRL	2,357,500	550	(146)
CBK	04/2022			BRL	4,090,786	$		858,538	632	(1,314)
	04/2022			PEN	245,000			63,077	0	(3,450)
	04/2022		$		803,843		BRL	4,090,786	55,376	0
	04/2022				3,656		DKK	23,148	0	(214)
	04/2022				12,468		INR	979,932	395	0
	04/2022				14,204		JPY	1,697,400	0	(261)
	04/2022				105,062		MXN	2,245,565	7,838	0
	04/2022				111,919		PEN	417,885	1,530	0
	04/2022	«			97,194		RUB	7,514,962	0	(8,976)
	05/2022			PEN	52,017	$		12,605	0	(1,489)
	05/2022		$		813,448		BRL	3,907,321	1,156	(481)
	05/2022				3,377		CLP	2,739,792	79	0
	05/2022				371		CNH	2,387	3	0
	05/2022				133,287		MXN	2,758,163	4,656	0
	05/2022				17,398		PEN	65,379	328	0
	05/2022	«			115,644		RUB	10,273,616	10,473	(8,845)
	05/2022			ZAR	206,779	$		13,384	0	(691)
	06/2022			ILS	31			9	0	0
	06/2022			MXN	613,230			28,740	0	(1,700)
	06/2022		$		11,005		CLP	8,850,000	131	0
	06/2022				2,705		MXN	56,026	76	0
	06/2022				2,165		PEN	8,251	61	0
	06/2022	«			11,000		RUB	1,290,300	3,509	0
	07/2022			PEN	177,798	$		44,692	0	(3,138)
	08/2022				236,167			57,931	0	(5,522)
	08/2022		$		45,829		PEN	179,000	2,297	0
	09/2022			PEN	63,875	$		16,803	0	(298)
	09/2022		$		117,989		PEN	455,000	3,898	0
	10/2022			ILS	25,113	$		8,027	100	0
	11/2022				97,481			30,950	89	0
	11/2022			PEN	289,166			72,841	0	(4,158)
	11/2022		$		588		ILS	1,897	12	0
	12/2022			ILS	252,076	$		80,291	490	(33)
	12/2022			PEN	45,080			11,691	0	(272)
	12/2022		$		248		ILS	798	5	0
	12/2022				20,363		PEN	85,403	2,321	0
	01/2023			ILS	722,132	$		228,746	18	(317)
	03/2023			PEN	150,000			38,767	0	(716)
DUB	04/2022			DKK	37,178			5,474	0	(55)
	04/2022	«		RUB	6,234,588			69,530	167	(3,825)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	89

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	04/2022		$		1,151		CAD	1,477	$31	$0
	04/2022	«			100,025		RUB	7,750,720	0	(9,039)
	04/2022			ZAR	220,871	$		13,937	0	(1,143)
	05/2022			EUR	40,723			45,242	154	0
	05/2022			GBP	589,436			774,491	328	0
	05/2022	«		RUB	2,445,572			26,466	36	(1,433)
	05/2022	«	$		220,139		RUB	17,098,543	0	(25,333)
	06/2022	«			156,873			22,746,517	97,334	0
	07/2022				5,474		DKK	37,038	53	0
	10/2022			ZAR	3,676,768	$		238,429	0	(7,208)
	12/2022			ILS	19,500			6,158	0	(17)
GLM	04/2022			BRL	3,266,451			663,232	0	(22,846)
	04/2022			DKK	4,545			710	34	0
	04/2022			GBP	936,049			1,254,638	24,998	0
	04/2022			INR	28,063,520			366,755	0	(1,683)
	04/2022			PEN	31,884			8,441	0	(222)
	04/2022	«		RUB	280,302			2,198	0	(1,092)
	04/2022		$		1,650		AUD	2,287	61	0
	04/2022				658,422		BRL	3,266,451	28,962	(1,305)
	04/2022				163,348		INR	12,490,487	636	0
	04/2022				5,167		JPY	603,600	0	(208)
	04/2022				8,440		PEN	31,884	218	0
	04/2022	«			355,321		RUB	27,213,978	0	(35,855)
	05/2022			INR	12,507,187	$		163,105	0	(542)
	05/2022	«		RUB	265,109			2,988	41	(73)
	05/2022		$		658,093		BRL	3,266,451	22,499	0
	05/2022	«			205,630		RUB	15,940,553	0	(24,017)
	05/2022				14,148		ZAR	229,458	1,472	0
	06/2022				41,249		CLP	33,467,341	774	0
	06/2022				2,470		MXN	52,192	120	0
	06/2022	«			86,040		RUB	11,661,270	44,282	0
	07/2022				140,106		BRL	725,400	8,327	0
	10/2022			BRL	610,000	$		106,591	0	(15,033)
	10/2022		$		497,767		BRL	2,588,900	18,418	0
	11/2022				30,198		ILS	97,205	576	0
	11/2022			ZAR	208,312	$		12,977	0	(909)
	01/2023		$		30,988		ILS	99,640	615	0
HUS	04/2022			AUD	17,030	$		12,423	0	(321)
	04/2022			GBP	117,923			157,025	2,115	0
	04/2022		$		2,334		AUD	3,161	31	0
	04/2022				380,198		EUR	344,673	1,158	(61)
	04/2022				277,274		GBP	210,727	584	(1,037)
	05/2022			CHF	7,374	$		7,987	0	(1)
	05/2022			GBP	836,163			1,097,121	0	(1,094)
	05/2022		$		177,550		MXN	3,729,979	8,996	0
	05/2022			ZAR	77,697	$		4,835	0	(453)
	06/2022			ILS	10			3	0	0
IND	05/2022		$		45		INR	3,447	0	0
JPM	04/2022			AUD	12,914	$		9,289	0	(374)
	04/2022			BRL	607,600			111,937	133	(15,815)
	04/2022			EUR	934,626			1,050,184	16,253	0
	04/2022			JPY	14,976,300			129,602	6,583	0
	04/2022			MXN	547,634			26,294	0	(1,239)
	04/2022	«		RUB	252,319			2,155	0	(807)
	04/2022		$		118,603		BRL	607,600	9,016	0
	04/2022				8,242		EUR	7,467	19	0
	04/2022				4,409		JPY	520,100	0	(136)
	04/2022				19,683		MXN	428,184	1,792	0
	04/2022	«			8,251		RUB	911,753	2,367	0

90	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	04/2022			ZAR	249,765	$		15,904	$0	$(1,150)
	05/2022			CNH	4,058,668			638,299	1,391	0
	05/2022	«		RUB	10,828			91	0	(33)
	05/2022		$		23		BRL	108	0	0
	05/2022				20,507		CLP	16,302,178	32	0
	05/2022				1,646		CNH	10,546	9	0
	05/2022				338,311		IDR	4,853,066,587	0	(457)
	05/2022				402,252		INR	31,073,544	4,320	0
	05/2022				56,162		MXN	1,182,320	2,969	0
	05/2022				583,089		NOK	5,192,215	6,428	0
	06/2022				2,442		MXN	50,645	72	0
	06/2022	«			13,721		RUB	1,587,181	4,221	0
	07/2022			BRL	469,200	$		85,384	0	(10,625)
	07/2022		$		77,559		BRL	410,782	6,496	0
	10/2022			BRL	342,200	$		59,061	0	(9,168)
MBC	04/2022			CLP	14,224,584			17,876	0	(195)
	04/2022	«	$		80,797		RUB	6,325,188	0	(6,545)
	05/2022			CNH	2,616,876	$		411,866	1,212	0
	05/2022		$		328,253		IDR	4,725,738,414	1,240	(483)
	05/2022				233,635		INR	18,089,916	3,056	0
	06/2022				17,643		CLP	14,224,584	218	0
	06/2022	«			5,460		RUB	735,481	2,759	0
MYI	04/2022			AUD	18,787	$		13,449	0	(610)
	04/2022			BRL	3,881,017			799,879	1,230	(16,511)
	04/2022			DKK	163,133			24,108	0	(153)
	04/2022			EUR	2,721,217			3,054,610	44,265	0
	04/2022			GBP	4,607,763			6,166,960	113,974	0
	04/2022			INR	5,496,300			69,750	0	(2,397)
	04/2022		$		758,868		BRL	3,881,017	56,292	0
	04/2022				23,757		DKK	150,518	0	(1,372)
	04/2022				54,020		GBP	41,163	79	(26)
	04/2022				163,152		INR	12,527,143	1,314	0
	04/2022	«			51,905		RUB	6,498,379	24,705	0
	05/2022			INR	12,563,037	$		163,152	0	(1,225)
	05/2022			TWD	1,668,880			57,907	0	(463)
	05/2022		$		366,796		BRL	1,765,352	1,030	0
	05/2022				19,164		CLP	15,488,652	353	0
	05/2022				234,508		IDR	3,355,346,670	0	(985)
	05/2022	«			79,510		RUB	6,168,213	0	(9,235)
	06/2022				310,836		BRL	1,500,000	0	(993)
	07/2022				24,108		DKK	162,525	146	0
RBC	04/2022				136,939		MXN	2,919,271	9,474	0
	06/2022				651,315			13,416,639	14,670	0
RYL	05/2022				20,015			415,617	771	0
SCX	04/2022			EUR	50,955	$		57,306	937	0
	04/2022			INR	6,334,435			82,392	0	(771)
	04/2022		$		65,898		CLP	54,945,113	3,902	0
	04/2022				3,420		GBP	2,588	0	(20)
	04/2022				60,814		JPY	7,004,101	0	(3,281)
	04/2022				35,431		PEN	133,093	701	0
	04/2022	«			161,346		RUB	12,454,496	0	(15,142)
	05/2022			CNH	2,610,824	$		410,579	874	0
	05/2022			EUR	2,707,272			3,008,374	10,899	0
	05/2022			TWD	1,729,453			60,014	0	(475)
	05/2022		$		40,339		CLP	32,971,099	1,339	0
	05/2022				1,146,617		CNH	7,342,614	5,626	0
	05/2022				326,559		INR	25,319,411	4,724	0
	05/2022				50,251		JPY	6,095,585	0	(151)
	06/2022				6,945		MXN	140,198	14	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	91

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	10/2022			ZAR	149,579	$		9,706	$0	$(290)
	11/2022			PEN	152,447			36,809	0	(3,730)
SOG	04/2022		$		19,735		MXN	428,184	1,741	0
	05/2022	«		RUB	2,189,782	$		24,273	0	(675)
	05/2022	«	$		123,356		RUB	9,499,756	0	(15,124)
TOR	04/2022			AUD	114,380	$		82,084	0	(3,506)
	04/2022			CAD	1,358,864			1,087,918	963	0
	04/2022			GBP	708,045			949,286	19,162	0
	04/2022		$		1,062,606		CAD	1,347,541	15,292	0
	05/2022			GBP	1,734,819	$		2,276,838	0	(1,668)
	05/2022		$		1,087,918		CAD	1,359,043	0	(980)
UAG	04/2022			CLP	38,533,081	$		48,714	0	(236)
	04/2022			EUR	1,283,064			1,428,276	8,887	0
	04/2022			GBP	2,151,308			2,885,109	59,043	0
	04/2022	«		RUB	1,079,011			9,342	0	(3,324)
	04/2022		$		60,070		AUD	79,945	0	(248)
	04/2022				1,060		CAD	1,353	22	0
	04/2022				42,340		CHF	39,136	13	0
	04/2022				7,547		JPY	918,100	0	(6)
	04/2022				1,005		MXN	20,491	25	0
	04/2022	«			80,703		RUB	6,247,345	0	(7,365)
	05/2022			AUD	79,945	$		60,088	245	0
	05/2022			CHF	39,098			42,340	0	(13)
	05/2022			TWD	962,507			33,403	0	(261)
	05/2022		$		413,559		MXN	8,538,335	12,400	0
	05/2022				57,374		NOK	510,820	624	0
	05/2022	«			168,059		RUB	13,123,537	0	(18,541)
	06/2022				48,094		CLP	38,533,081	216	0
	06/2022				16,399		MXN	342,156	585	0
	06/2022	«			118,380		RUB	14,093,188	39,120	0
	10/2022				6,119		ILS	19,770	122	0
	11/2022			ZAR	353,903	$		22,556	0	(1,036)

Total Forward Foreign Currency Contracts									$1,160,479	$(709,341)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.385%	06/06/2022	54,500	$578	$421
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.451	06/06/2022	185,100	1,758	1,154
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	06/13/2022	75,000	7,800	17
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	06/13/2022	75,000	7,800	21,389
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.975	06/15/2022	48,900	5,314	12
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.975	06/15/2022	48,900	5,314	14,217
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.025	06/20/2022	75,000	8,237	30

92	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.025%	06/20/2022	75,000	$8,238	$20,989
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.035	06/24/2022	48,500	5,327	26
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.035	06/24/2022	48,500	5,327	13,471
MYC	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.975	06/15/2022	48,900	5,281	12
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.975	06/15/2022	48,900	5,281	14,217
NGF	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.943	06/06/2022	44,100	399	370

							$66,654	$86,325

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	$100.656	04/06/2022	159,000	$994	$8,297
GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	98.406	04/06/2022	87,000	707	4,851
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	98.488	04/06/2022	87,000	707	4,923
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.852	04/06/2022	50,600	376	1,727
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.078	04/06/2022	76,500	568	2,785
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.586	04/06/2022	75,400	560	3,128
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.844	04/06/2022	155,000	872	4,638
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.867	05/05/2022	90,000	759	2,183
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.984	05/05/2022	193,000	1,628	4,875
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.484	05/05/2022	75,500	637	2,241
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	98.320	04/06/2022	70,500	573	3,871
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	98.523	04/06/2022	70,500	600	4,014
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.766	04/06/2022	71,000	444	2,069
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.875	04/06/2022	71,500	405	2,162
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.922	05/05/2022	71,000	632	1,755
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.539	05/05/2022	71,000	599	2,143

					$11,061	$55,662

Total Purchased Options					$77,715	$141,987

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	93

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	420,700	$(510)	$(62)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	416,000	(359)	(212)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	197,900	(299)	(204)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	66,300	(310)	(66)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	07/20/2022	86,800	(902)	(572)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	190,000	(257)	(61)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	6,800	(18)	(8)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	406,700	(846)	(393)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	06/15/2022	461,400	(729)	(356)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	199,400	(921)	(271)
BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	231,700	(419)	(179)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	45,000	(311)	(172)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	69,200	(664)	(302)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	157,700	(1,631)	(600)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	67,000	(690)	(224)
BRC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	40,100	(235)	(23)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	617,600	(791)	(91)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	05/18/2022	316,200	(351)	(161)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	308,200	(584)	(219)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	04/20/2022	101,800	(535)	(101)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.250	05/18/2022	291,100	(1,725)	(1,113)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	100,700	(724)	(311)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	281,400	(344)	(316)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	259,600	(353)	(237)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	05/18/2022	595,600	(933)	(380)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	293,400	(381)	(364)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	06/15/2022	314,100	(553)	(304)
CBK	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	210,500	(247)	(132)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	05/18/2022	190,000	(261)	(214)
DUB	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	165,700	(666)	(114)
	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	05/18/2022	80,500	(443)	(169)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	321,900	(354)	(39)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	05/18/2022	316,500	(348)	(133)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	301,500	(497)	(161)
GST	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	05/18/2022	53,600	(344)	(142)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	04/20/2022	214,400	(236)	(39)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	199,400	(333)	(29)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	107,300	(118)	(13)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.050	05/18/2022	214,800	(339)	(64)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.500	05/18/2022	67,000	(447)	(207)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	05/18/2022	193,500	(311)	(147)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.950	06/15/2022	200,400	(340)	(285)
JPM	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900	04/20/2022	200,400	(303)	(29)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	201,600	(257)	(25)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	05/18/2022	210,500	(246)	(132)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.000	06/15/2022	201,200	(308)	(143)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	65,900	(302)	(89)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.000	06/15/2022	138,400	(1,368)	(604)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.250	06/15/2022	69,500	(635)	(264)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	5.500	06/15/2022	75,900	(754)	(254)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.000	06/15/2022	360,000	(791)	(447)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.200	07/20/2022	113,600	(346)	(211)
MYC	Put - OTC CDX.HY-37 5-Year Index	Sell	100.000	04/20/2022	40,100	(235)	(23)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	04/20/2022	43,000	(176)	(30)
	Put - OTC CDX.HY-37 5-Year Index	Sell	104.000	04/20/2022	53,500	(388)	(105)

94	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.900%	04/20/2022	183,200	$(348)	$(27)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.950	04/20/2022	208,100	(265)	(25)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.100	06/15/2022	200,400	(415)	(107)
	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	06/15/2022	469,900	(673)	(194)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	4.000	04/20/2022	66,400	(321)	(89)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.850	04/20/2022	272,700	(422)	(87)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	04/20/2022	193,300	(227)	(46)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.900	05/18/2022	186,000	(201)	(170)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.050	05/18/2022	98,800	(158)	(54)

						$(30,798)	$(12,345)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500%	04/07/2022	226,800	$(1,168)	$(2)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.700	04/07/2022	226,800	(1,168)	(3,641)
BRC	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	05/09/2022	428,500	(1,859)	(136)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	05/09/2022	428,500	(3,498)	(9,112)
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.170	04/13/2022	306,100	(972)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.620	04/13/2022	306,100	(972)	(9,162)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.283	04/20/2022	228,000	(788)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.783	04/20/2022	228,000	(788)	(5,160)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.288	04/28/2022	230,500	(798)	(5)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.788	04/28/2022	230,500	(798)	(5,344)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.755	09/30/2022	288,500	(1,818)	(1,572)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.955	09/30/2022	288,500	(2,019)	(1,716)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/16/2022	235,750	(966)	(130)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/16/2022	235,750	(966)	(2,079)
DUB	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350	08/08/2022	143,000	(557)	(179)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.550	08/08/2022	143,000	(557)	(1,317)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550	06/15/2022	475,000	(1,894)	(560)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	06/15/2022	475,000	(1,894)	(5,429)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	15,705,300	(31,287)	(597)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	15,705,300	(31,287)	(259,035)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	95

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.905%	06/24/2022	323,400	$(1,618)	$(1,317)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.605	06/24/2022	323,400	(1,618)	(1,704)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.500	05/11/2022	491,000	(1,736)	(232)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000	05/11/2022	491,000	(1,925)	(4,092)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.785	04/19/2022	196,100	(512)	(104)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.185	04/19/2022	196,100	(512)	(1,215)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.417	04/01/2022	651,050	(3,216)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.817	04/01/2022	651,050	(3,216)	(17,479)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.472	04/04/2022	324,550	(1,671)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.872	04/04/2022	324,550	(1,671)	(7,129)
JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	04/08/2022	96,600	(342)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.650	04/08/2022	96,600	(552)	(1,815)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.670	06/16/2022	326,200	(1,337)	(589)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.370	06/16/2022	326,200	(1,337)	(2,875)

							$(107,317)	$(343,729)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	$96.125	04/06/2022	84,200	$(408)	$(2,775)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.406	04/06/2022	73,000	(365)	(2,611)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.063	04/06/2022	83,000	(331)	(2,179)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.125	04/06/2022	70,500	(275)	(1,895)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.508	04/06/2022	87,000	(353)	(2,671)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.656	04/06/2022	159,000	(547)	(6,707)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	100.156	04/06/2022	159,000	(745)	(7,502)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.359	05/05/2022	117,000	(457)	(2,350)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.336	06/06/2022	384,000	(1,770)	(1,580)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 06/01/2052	98.516	06/06/2022	101,500	(563)	(464)
GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.406	04/06/2022	87,000	(435)	(3,981)

96	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	$97.488	04/06/2022	87,000	$(442)	$(4,053)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.906	04/06/2022	87,000	(517)	(4,416)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.988	04/06/2022	87,000	(523)	(4,488)
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.852	04/06/2022	50,600	(198)	(1,222)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.078	04/06/2022	76,500	(299)	(2,020)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.352	04/06/2022	50,600	(281)	(1,475)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.453	04/06/2022	344,500	(1,453)	(10,388)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.547	04/06/2022	75,400	(294)	(2,344)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.578	04/06/2022	76,500	(424)	(2,402)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.586	04/06/2022	75,400	(295)	(2,374)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.086	04/06/2022	75,400	(401)	(2,751)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.391	05/05/2022	26,000	(120)	(21)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.469	05/05/2022	30,500	(141)	(23)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.617	05/05/2022	26,000	(118)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.844	04/06/2022	155,000	(460)	(3,095)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.344	04/06/2022	155,000	(630)	(3,864)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.414	04/06/2022	66,000	(206)	(1,692)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.766	05/05/2022	27,400	(146)	(429)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.867	05/05/2022	90,000	(415)	(1,474)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.914	05/05/2022	30,700	(163)	(513)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.984	05/05/2022	193,000	(890)	(3,324)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.102	05/05/2022	26,700	(142)	(483)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.367	05/05/2022	90,000	(605)	(1,813)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.484	05/05/2022	268,500	(1,620)	(5,661)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.984	05/05/2022	75,500	(478)	(1,907)
SAL	Call - OTC Ginnie Mae, TBA 3.000% due 04/01/2052	101.191	04/14/2022	45,000	(165)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	96.199	04/06/2022	26,500	(121)	(893)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.320	04/06/2022	70,500	(358)	(3,166)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.523	04/06/2022	70,500	(339)	(3,309)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	97.820	04/06/2022	70,500	(424)	(3,518)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	97

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 04/01/2052	$98.023	04/06/2022	70,500	$(432)	$(3,661)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.625	04/06/2022	66,900	(251)	(1,464)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.656	04/06/2022	32,500	(123)	(721)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	97.734	04/06/2022	25,500	(104)	(586)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.344	04/06/2022	37,300	(140)	(1,084)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.391	04/06/2022	16,100	(60)	(475)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.406	04/06/2022	66,650	(271)	(1,979)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.484	04/06/2022	67,500	(256)	(2,057)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.531	04/06/2022	39,500	(153)	(1,222)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	98.563	04/06/2022	12,900	(48)	(403)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.188	04/06/2022	37,700	(153)	(1,414)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2052	99.734	04/06/2022	25,500	(72)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	96.344	05/05/2022	32,300	(187)	(494)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.344	05/05/2022	32,300	(146)	(27)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.508	05/05/2022	32,000	(155)	(23)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	98.523	05/05/2022	30,200	(138)	(22)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2052	99.008	05/05/2022	11,200	(47)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 06/01/2052	96.031	06/06/2022	69,000	(420)	(421)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.766	04/06/2022	71,000	(222)	(1,363)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	99.875	04/06/2022	71,500	(212)	(1,450)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.266	04/06/2022	71,000	(333)	(1,715)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.375	04/06/2022	71,500	(290)	(1,805)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2052	100.875	04/06/2022	11,300	(32)	(342)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.781	05/05/2022	89,100	(479)	(1,405)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	98.922	05/05/2022	71,000	(374)	(1,190)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.422	05/05/2022	71,000	(471)	(1,461)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.539	05/05/2022	103,600	(486)	(2,230)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	99.594	05/05/2022	33,300	(130)	(732)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.039	05/05/2022	71,000	(449)	(1,827)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2052	100.781	05/05/2022	89,100	(334)	(76)

98	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2052	$102.141	04/06/2022	11,500	$(19)	$(224)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2052	101.000	05/05/2022	32,200	(50)	(53)

					$(25,954)	$(139,792)

Total Written Options					$(164,069)	$(495,866)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	06/20/2024	0.648%	EUR 5,300	$72	$(120)	$0	$(48)
CBK	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	0.648	20,000	169	(350)	0	(181)
GST	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	0.648	10,000	90	(180)	0	(90)
JPM	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	0.648	40,000	371	(733)	0	(362)

							$702	$(1,383)	$0	$(681)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	12/20/2026	1.767%	$400	$(18)	$5	$0	$(13)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	52.199	11,600	(1,179)	(5,103)	0	(6,282)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.943	10,600	(464)	33	0	(431)
	Turkey Government International Bond	1.000	Quarterly	12/20/2023	5.205	79,300	(5,775)	391	0	(5,384)
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	5.333	22,300	(2,554)	200	0	(2,354)
BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919	51,000	(2,445)	231	0	(2,214)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.351	5,950	(32)	100	68	0
BRC	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.767	142,600	(6,540)	1,815	0	(4,725)
	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.148	68,300	338	107	445	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	52.199	19,860	(2,138)	(8,618)	0	(10,756)
	Russia Government International Bond	1.000	Quarterly	12/20/2026	38.355	58,200	(3,544)	(30,311)	0	(33,855)
	Turkey Government International Bond	1.000	Quarterly	12/20/2023	5.205	50,800	(3,390)	(59)	0	(3,449)
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	5.333	28,590	(2,477)	(542)	0	(3,019)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	99

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BYL	Banca Monte Dei Paschi Di	5.000%	Quarterly	12/20/2022	8.401%	EUR 4,300	$(137)	$31	$0	$(106)
CBK	Brazil Government International Bond	1.000	Quarterly	06/20/2023	0.696	$ 7,600	(385)	416	31	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.231	89,500	(1,546)	1,029	0	(517)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.492	3,300	9	4	13	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.934	14,900	(152)	178	26	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.143	49,600	194	(366)	0	(172)
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.767	31,000	(1,414)	387	0	(1,027)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.400	40,400	(653)	1,197	544	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	52.199	26,300	(2,281)	(11,963)	0	(14,244)
DUB	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.943	17,500	(769)	58	0	(711)
	Turkey Government International Bond	1.000	Quarterly	06/20/2022	4.317	18,200	(227)	98	0	(129)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.035	6,900	(222)	219	0	(3)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.231	87,700	(1,365)	858	0	(507)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.829	74,900	(1,122)	1,364	242	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.767	10,000	(459)	128	0	(331)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919	47,400	(2,237)	179	0	(2,058)
	Mexico Government International Bond	1.000	Quarterly	12/20/2022	0.191	700	5	(1)	4	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.263	4,300	(33)	73	40	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.499	43,000	(358)	945	587	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.009	15,600	(66)	64	0	(2)
	Russia Government International Bond	1.000	Quarterly	12/20/2024	49.789	354,800	2,224	(196,375)	0	(194,151)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	0.907	15,800	(816)	846	30	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.943	8,900	(400)	38	0	(362)

100	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2022(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	12/20/2023	0.916%	$14,500	$(459)	$484	$25	$0
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.035	127,400	(3,727)	3,668	0	(59)
	Colombia Government International Bond	1.000	Quarterly	06/20/2022	0.382	9,285	(141)	157	16	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.934	12,600	(36)	58	22	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.351	140,750	(2,125)	3,731	1,606	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	52.199	14,861	(2,032)	(6,017)	0	(8,049)
JPM	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.767	83,200	(3,830)	1,073	0	(2,757)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919	8,800	(339)	(43)	0	(382)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.351	148,400	(3,049)	4,742	1,693	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.784	21,600	(169)	363	194	0
	Russia Government International Bond	1.000	Quarterly	12/20/2026	38.355	18,320	(676)	(9,981)	0	(10,657)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	0.646	64,900	(3,742)	4,042	300	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	0.907	91,000	(5,032)	5,204	172	0
MYC	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.919	63,200	(3,573)	829	0	(2,744)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.499	35,400	(184)	667	483	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.691	3,700	(51)	93	42	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.909	48,100	74	136	210	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.009	163,900	(765)	746	0	(19)
	Russia Government International Bond	1.000	Quarterly	06/20/2023	72.635	424,900	(8,072)	(200,115)	0	(208,187)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.943	229,100	(10,035)	727	0	(9,308)
NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2023	0.907	23,400	(1,213)	1,257	44	0

							$(91,604)	$(430,523)	$6,837	$(528,964)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	101

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BOA	ABX.HE.AAA.7-1 Index	0.090%	Monthly	08/25/2037	$36,332	$(21,152)	$19,581	$0	$(1,571)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	3,971	(2,388)	1,875	0	(513)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	106,479	(2,926)	3,021	95	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	6,511	(15)	13	0	(2)
BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	4,401	(1,116)	1,161	45	0
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	11,425	(6,693)	6,199	0	(494)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	7,050	(250)	256	6	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	14,974	(476)	471	0	(5)
	PRIMEX.ARM.2-AAA Index «	4.580	Monthly	12/25/2037	1,438	48	(30)	18	0
CBK	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	7,636	(3,723)	3,204	0	(519)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	87,746	(51,199)	47,404	0	(3,795)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	28,199	(1,098)	1,123	25	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	50,000	(1,820)	2,098	278	0
DUB	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	15,995	(9,331)	8,639	0	(692)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	13,254	(7,969)	6,256	0	(1,713)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	62,000	(1,006)	1,380	374	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	89,672	(2,407)	2,487	80	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	188,131	(8,578)	9,288	710	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	9,986	(1,003)	1,063	60	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	8,138	(169)	166	0	(3)
FBF	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046	23,138	(20,594)	15,141	0	(5,453)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037	293	(232)	177	0	(55)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	107,511	(62,678)	58,029	0	(4,649)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	77,438	(45,490)	35,479	0	(10,011)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	27,200	(190)	244	54	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	158,427	(5,562)	5,703	141	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	168,800	(8,696)	9,635	939	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	62,210	(1,436)	1,807	371	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	16,276	(338)	333	0	(5)
GST	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	7,899	(1,963)	2,043	80	0
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	55,412	(22,510)	20,114	0	(2,396)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	3,971	(1,557)	1,044	0	(513)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	403,950	(4,819)	7,255	2,436	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	5,000	(8)	18	10	0
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072	70,800	109	(186)	0	(77)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	31,072	(577)	605	28	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	661,300	2,375	1,302	3,677	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	196,417	(8,371)	9,543	1,172	0
	CMBX.NA.AS.9 Index	1.000	Monthly	09/17/2058	20,000	(1,505)	1,626	121	0
JPM	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046	777	(327)	144	0	(183)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037	80	(49)	34	0	(15)
	ABX.HE.AA.7-2 Index	1.920	Monthly	01/25/2038	150	(84)	13	0	(71)
JPS	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	319,300	(5,507)	7,433	1,926	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	98,419	(4,433)	4,805	372	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	588,800	(35,350)	38,624	3,274	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	299,569	(2,680)	4,468	1,788	0
MEI	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	6,232	(1,491)	1,554	63	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	4,599	(186)	190	4	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	47,742	(2,509)	2,689	180	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	145,500	(9,443)	10,252	809	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	158,172	(12,385)	13,329	944	0
MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	61,214	(9,756)	10,375	619	0
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	18,280	(10,642)	9,851	0	(791)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	9,928	(5,971)	4,688	0	(1,283)
	CDX.HY-33 5-Year Index 35-100%	5.000	Quarterly	12/20/2024	221,310	36,878	(9,177)	27,701	0

102	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$81,300	$(1,373)	$1,863	$490	$0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	22,164	(552)	572	20	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	18,593	(633)	703	70	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	64,900	(4,510)	4,871	361	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	8,987	(894)	948	54	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	15,219	(575)	570	0	(5)
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	454,800	(1,564)	4,307	2,743	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	82,900	392	(11)	381	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	98,300	(134)	330	196	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	41,200	(2,256)	2,485	229	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	7,689	99	(53)	46	0
UAG	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	32,429	(1,159)	1,188	29	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	18,001	(802)	870	68	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	52,000	(3,102)	3,391	289	0

						$(388,311)	$406,873	$53,376	$(34,814)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Pay	3-Month USD-LIBOR	2.880%	Annual	09/30/2027	$	1,339,200	$(335)	$2,773	$2,438	$0
	Pay	3-Month USD-LIBOR	2.900	Annual	10/04/2027		1,290,000	97	2,251	2,348	0
UAG	Pay	6-Month AUD-BBR-BBSW	5.000	Semi-Annual	06/15/2022	AUD	128,000	(102)	2,412	2,310	0

								$(340)	$7,436	$7,096	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	1.043%	Maturity	06/21/2022	$34,700	$(4)	$1,023	$1,019	$0
MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.928% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/20/2022	16,900	(4)	(462)	0	(466)
	Receive	iBoxx USD Liquid High Yield Index	N/A	1.043%	Maturity	06/21/2022	56,200	(7)	1,563	1,556	0

								$(15)	$2,124	$2,575	$(466)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Investment Grade Corporate Bond ETF	921,040	(1.470)% (1-Month USD-LIBOR less a specified spread)	Monthly	10/17/2022	$75,092	$0	$763	$763	$0
	Receive	iBoxx USD Investment Grade Corporate Bond ETF	1,842,080	(1.520)% (1-Month USD-LIBOR less a specified spread)	Monthly	10/17/2022	150,737	0	860	860	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	103

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	iBoxx USD Investment Grade Corporate Bond ETF	984,334	(1.470)% (1-Month USD-LIBOR less a specified spread)	Monthly	12/01/2022	$81,828	$0	$(725)	$0	$(725)
	Receive	iBoxx USD Investment Grade Corporate Bond ETF	984,333	(1.520)% (1-Month USD-LIBOR less a specified spread)	Monthly	12/15/2022	79,308	0	1,747	1,747	0

								$0	$2,645	$3,370	$(725)

Total Swap Agreements								$(479,568)	$(12,828)	$73,254	$(565,650)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$65,303	$66,526	$3,465	$135,294	$(30,199)	$(32,939)	$(17,323)	$(80,461)	$54,833	$(56,660)	$(1,827)
BPS	73,993	0	1,087	75,080	(76,186)	(5,120)	(2,214)	(83,520)	(8,440)	14,673	6,233
BRC	2,555	0	514	3,069	(4,454)	(12,868)	(56,303)	(73,625)	(70,556)	93,077	22,521
BSH	133,770	0	0	133,770	(243,982)	0	0	(243,982)	(110,212)	113,826	3,614
BYL	0	0	0	0	0	0	(106)	(106)	(106)	0	(106)
CBK	95,473	0	917	96,390	(41,875)	(25,515)	(20,455)	(87,845)	8,545	(4,269)	4,276
DUB	98,103	13,497	1,224	112,824	(48,053)	(8,101)	(3,248)	(59,402)	53,422	(39,610)	13,812
FBF	0	0	1,505	1,505	0	0	(20,173)	(20,173)	(18,668)	17,380	(1,288)
GLM	152,033	0	0	152,033	(103,785)	(292,904)	0	(396,689)	(244,656)	267,226	22,570
GSC	0	9,774	0	9,774	0	(16,938)	0	(16,938)	(7,164)	8,200	1,036
GST	0	0	8,427	8,427	0	(926)	(200,490)	(201,416)	(192,989)	237,680	44,691
HUS	12,884	0	1,669	14,553	(2,967)	0	(8,108)	(11,075)	3,478	10,748	14,226
JPM	62,101	21,577	2,359	86,037	(39,804)	(53,306)	(14,427)	(107,537)	(21,500)	24,552	3,052
JPS	0	0	7,360	7,360	0	0	0	0	7,360	(7,526)	(166)
MBC	8,485	0	0	8,485	(7,223)	0	0	(7,223)	1,262	(16,206)	(14,944)
MEI	0	0	2,000	2,000	0	0	0	0	2,000	(1,990)	10
MYC	0	14,229	36,392	50,621	0	(4,421)	(222,803)	(227,224)	(176,603)	169,714	(6,889)
MYI	243,388	0	0	243,388	(33,970)	0	0	(33,970)	209,418	(164,276)	45,142
NGF	0	370	44	414	0	0	0	0	414	0	414
RBC	24,144	0	0	24,144	0	0	0	0	24,144	(24,355)	(211)
RYL	771	0	0	771	0	0	0	0	771	(680)	91
SAL	0	16,014	3,595	19,609	0	(42,828)	0	(42,828)	(23,219)	24,301	1,082
SCX	29,016	0	0	29,016	(23,860)	0	0	(23,860)	5,156	10,525	15,681
SOG	1,741	0	0	1,741	(15,799)	0	0	(15,799)	(14,058)	16,877	2,819
TOR	35,417	0	0	35,417	(6,154)	0	0	(6,154)	29,263	(31,939)	(2,676)
UAG	121,302	0	2,696	123,998	(31,030)	0	0	(31,030)	92,968	(79,500)	13,468

Total Over the Counter	$1,160,479	$141,987	$73,254	$1,375,720	$(709,341)	$(495,866)	$(565,650)	$(1,770,857)

(q)

Securities with an aggregate market value of $1,017,396 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

104	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/ to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$30,835	$30,835
Swap Agreements	0	2,369	0	0	171,994	174,363

	$0	$2,369	$0	$0	$202,829	$205,198

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,160,479	$0	$1,160,479
Purchased Options	0	0	0	0	141,987	141,987
Swap Agreements	0	60,213	3,370	0	9,671	73,254

	$0	$60,213	$3,370	$1,160,479	$151,658	$1,375,720

	$0	$62,582	$3,370	$1,160,479	$354,487	$1,580,918

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	105

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$9,264	$9,264
Futures	0	0	0	0	68,083	68,083
Swap Agreements	0	10,953	0	0	270,683	281,636

	$0	$10,953	$0	$0	$348,030	$358,983

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$709,341	$0	$709,341
Written Options	0	12,345	0	0	483,521	495,866
Swap Agreements	0	564,459	725	0	466	565,650

	$0	$576,804	$725	$709,341	$483,987	$1,770,857

	$0	$587,757	$725	$709,341	$832,017	$2,129,840

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2,256	$2,256
Futures	0	0	0	0	863,246	863,246
Swap Agreements	0	428,033	0	0	1,094,365	1,522,398

	$0	$428,033	$0	$0	$1,959,867	$2,387,900

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$856,428	$0	$856,428
Purchased Options	0	(2,336)	0	0	17,168	14,832
Written Options	0	57,903	0	9,946	107,786	175,635
Swap Agreements	0	27,469	(14,118)	0	91,724	105,075

	$0	$83,036	$(14,118)	$866,374	$216,678	$1,151,970

	$0	$511,069	$(14,118)	$866,374	$2,176,545	$3,539,870

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(1,290)	$(1,290)
Futures	0	0	0	0	(222,591)	(222,591)
Swap Agreements	0	(345,901)	0	0	(1,427,204)	(1,773,105)

	$0	$(345,901)	$0	$0	$(1,651,085)	$(1,996,986)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$268,410	$0	$268,410
Purchased Options	0	0	0	0	35,759	35,759
Written Options	0	4,450	0	(1,407)	(344,672)	(341,629)
Swap Agreements	0	(619,821)	2,645	0	138,326	(478,850)

	$0	$(615,371)	$2,645	$267,003	$(170,587)	$(516,310)

	$0	$(961,272)	$2,645	$267,003	$(1,821,672)	$(2,513,296)

106	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,504,001	$1,405,592	$4,909,593
Corporate Bonds & Notes
Banking & Finance	0	10,431,709	256,755	10,688,464
Industrials	0	12,832,534	3,414	12,835,948
Utilities	0	4,938,650	0	4,938,650
Convertible Bonds & Notes
Industrials	0	45,172	0	45,172
Municipal Bonds & Notes
California	0	49,805	0	49,805
Illinois	0	97,498	0	97,498
Puerto Rico	0	37,709	0	37,709
Texas	0	1,837	0	1,837
U.S. Government Agencies	0	27,222,782	0	27,222,782
U.S. Treasury Obligations	0	16,546,461	0	16,546,461
Non-Agency Mortgage-Backed Securities	0	36,973,933	2,166,447	39,140,380
Asset-Backed Securities	0	16,943,223	148,510	17,091,733
Sovereign Issues	0	6,007,791	0	6,007,791
Common Stocks
Energy	13,896	0	0	13,896
Financials	43,895	0	242,895	286,790
Health Care	0	0	2,141	2,141
Industrials	0	12,157	0	12,157
Rights
Financials	0	0	8,190	8,190
Warrants
Financials	0	0	896	896
Industrials	0	0	374	374
Information Technology	0	0	124,570	124,570
Preferred Securities
Financials	0	1,152,564	0	1,152,564
Industrials	0	192,492	36,456	228,948
Utilities	0	0	1,073,342	1,073,342
Real Estate Investment Trusts
Real Estate	354,184	0	0	354,184
U.S. Government Agencies	0	0	0	0
Short-Term Instruments
Short-Term Notes	0	1,066	0	1,066
Argentina Treasury Bills	0	84,178	0	84,178
Israel Treasury Bills	0	208,982	0	208,982
U.S. Treasury Bills	0	103,096	0	103,096
U.S. Treasury Cash Management Bills	0	8,944	0	8,944
European Union Bill	0	13,504	0	13,504

	$411,975	$137,410,088	$5,469,582	$143,291,645

Investments in Affiliates, at Value
Common Stocks
Communication Services	346,885	0	208,097	554,982
Industrials	152,181	0	142,629	294,810
Short-Term Instruments
Central Funds Used for Cash Management Purposes	6,847,743	0	0	6,847,743

	$7,346,809	$0	$350,726	$7,697,535

Total Investments	$7,758,784	$137,410,088	$5,820,308	$150,989,180

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	107

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2022
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,759,184)	$0	$(4,759,184)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	30,910	173,855	0	204,765
Over the counter	0	1,125,917	249,803	1,375,720

	$30,910	$1,299,772	$249,803	$1,580,485

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(15,731)	(342,864)	0	(358,595)
Over the counter	(421)	(1,575,157)	(195,279)	(1,770,857)

	$(16,152)	$(1,918,021)	$(195,279)	$(2,129,452)

Total Financial Derivative Instruments	$14,758	$(618,249)	$54,524	$(548,967)

Totals	$7,773,542	$132,032,655	$5,874,832	$145,681,029

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2022:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2022(2)
Investments in Securities, at Value
Loan Participations and Assignments	$1,381,335	$928,908	$(908,637)	$(217)	$(11,227)	$20,474	$0	$(5,044)	$1,405,592	$(20,564)
Corporate Bonds & Notes
Banking & Finance	53,724	220,550	(435)	158	0	(15,748)	0	(1,494)	256,755	(15,776)
Industrials	4,128	0	(569)	0	0	(145)	0	0	3,414	(84)
Non-Agency Mortgage-Backed Securities	1,046,805	2,164,600	(778,720)	3,531	134,809	(99,805)	36,013	(340,786)	2,166,447	(25,016)
Asset-Backed Securities	176,638	0	(5,005)	(162)	21	(22,982)	0	0	148,510	(23,491)
Common Stocks
Financials	0	612,233	0	0	0	(369,338)	0	0	242,895	(369,338)
Health Care	0	7	(163)	0	161	2,136	0	0	2,141	2,136
Industrials	6,942	0	0	0	0	5,215	0	(12,157)	0	(797)
Rights
Financials	0	0	0	0	0	8,190	0	0	8,190	8,190
Warrants
Financials	0	38,414	0	0	(10)	(37,508)	0	0	896	(37,508)
Industrials	1,369	0	0	0	0	(995)	0	0	374	(995)
Information Technology(3)	96,635	0	0	0	0	27,935	0	0	124,570	27,935
Preferred Securities
Industrials	27,271	10,909	0	0	0	(1,724)	0	0	36,456	(1,724)
Utilities	1,098,444	16,876	(8,438)	0	0	(33,540)	0	0	1,073,342	(33,540)

	$3,944,533	$4,016,405	$(1,701,967)	$3,310	$123,754	$(440,805)	$36,013	$(511,661)	$5,469,582	$(490,572)

Investments in Affiliates, at Value
Common Stocks
Communication Services	199,523	0	0	0	0	8,574	0	0	208,097	8,574
Energy	51,242	23,908	0	0	0	77,030	0	(152,180)	0	0
Industrials	118,312	0	(23,908)	0	0	48,225	0	0	142,629	49,933

Financial Derivative Instruments - Assets
Over the counter	$24	$0	$12	$0	$(31)	$249,798	$0	$0	$249,803	$249,785

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$0	$0	$0	$(195,279)	$0	$0	$(195,279)	$(195,279)

Totals	$4,262,392	$4,016,405	$(1,725,863)	$3,310	$123,723	$(329,487)	$36,013	$(511,661)	$5,874,832	$(377,559)

108	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2022

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$473,837	Discounted Cash Flow	Discount Rate		2.388-5.437	4.449
	3	Other Valuation Techniques(4)	—		—	—
	88,911	Proxy Pricing	Base Price		95.439	—
	633,571	Recent Transaction	Purchase Price		(0.000)-100.000	—
	1,506	Third Party Vendor	Broker Quote		62.500	—
	207,764	Waterfall Recoverability	Recovery Value		100.000	—
Corporate Bonds & Notes
Banking & Finance	256,755	Proxy Pricing	Base Price		95.035-107.757	97.617
Industrials	3,414	Discounted Cash Flow	Discount Rate		2.602	—
Non-Agency Mortgage-Backed Securities	29,574	Other Valuation Techniques(4)	—		—	—
	2,136,873	Proxy Pricing	Base Price		0.010-37,711.243	182.636
Asset-Backed Securities	103,293	Proxy Pricing	Base Price		1.813-6,724.141	1,989.398
	45,217	Recent Transaction/Discounted Cash Flow	Discount Rate		7.120	—
Common Stocks
Financials	242,895	Indicative Market Quotation	Broker Quote		30.500	—
Health Care	2,141	Comparable Companies	EBITDA Multiple	X	27.428	—
Rights
Financials	8,190	Other Valuation Techniques(4)	—		—	—
Warrants
Financials	896	Other Valuation Techniques(4)	—		—	—
Industrials	374	Comparable Companies	EBITDA Multiple	X/X	12.200/10.100	—
Information Technology	124,570	Comparable Companies/Discounted Cash Flow	EBITDA Multiple	X	5.590	—
Preferred Securities
Industrials	26,379	Comparable Companies	EBITDA Multiple	X/X	12.200/10.100	—
	10,077	Comparable Companies/Discounted Cash Flow	Book Value Multiple/Discount Rate	X/%	0.263/20.183	—
Utilities	1,073,342	Discounted Cash Flow	Discount Rate		4.043	—

Investments in Affiliates, at Value
Common Stocks
Industrials	142,627	Discounted Cash Flow	Discount Rate		11.500	—
	2	Other Valuation Techniques(4)	—		—	—
Communication Services	208,097	Reference Instrument	Liquidity Discount		10.000	—

Financial Derivative Instruments - Assets
Over the counter	249,803	Other Valuation Techniques(4)	—		—	—

Financial Derivative Instruments - Liabilities
Over the counter	(195,279)	Other Valuation Techniques(4)	—		—	—

Total	$5,874,832

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Security type updated from Rights to Warrants since prior fiscal year end.
(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2022	109

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Income Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

110	PIMCO INCOME FUND

March 31, 2022

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the

ANNUAL REPORT	MARCH 31, 2022	111

Notes to Financial Statements (Cont.)

Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to

112	PIMCO INCOME FUND

March 31, 2022

comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Fund’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities

ANNUAL REPORT	MARCH 31, 2022	113

Notes to Financial Statements (Cont.)

received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

114	PIMCO INCOME FUND

March 31, 2022

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

ANNUAL REPORT	MARCH 31, 2022	115

Notes to Financial Statements (Cont.)

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and

116	PIMCO INCOME FUND

March 31, 2022

dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

ANNUAL REPORT	MARCH 31, 2022	117

Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument.

118	PIMCO INCOME FUND

March 31, 2022

Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Transactions model is based on application of valuation multiples from observable transactions comparable to the security or company. Adjustments may be made to the implied comparable transaction multiples based upon differences between the observed transactions and the subject company or security. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Waterfall Recoverability model is based on liquidation or net asset value approaches. Typically this model would be used in distressed scenarios or when a business is worth more through the sale of individual assets than continuing as an operating business. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each

ANNUAL REPORT	MARCH 31, 2022	119

Notes to Financial Statements (Cont.)

fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended March 31, 2022 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$4,445,242	$52,928,044	$(50,468,900)	$(51,866)	$(4,777)	$6,847,743	$61,194	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

An affiliate includes any company in which the Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers for the period ended March 31, 2022 (amounts in thousands†, except number of shares).

Security Name	Market Value at 03/31/2021	Purchases at cost	Proceeds from Sale	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 03/31/2022	Dividend Income	Shares Held at 03/31/2022
Clear Channel Outdoor Holdings, Inc.	$91,223	$489	$0	$0	$84,273	$175,985	$0	50,862,666
iHeartMedia, Inc. ‘A’	163,059	1,057	0	0	6,784	170,900	0	9,028,024
iHeartMedia, Inc. ‘B’	199,523	0	0	0	8,574	208,097	0	12,214,441
Neiman Marcus Group Ltd. LLC	92,695	0	0	0	49,932	142,627	0	919,864
Noble Corp.	51,242	23,908	0	0	77,030	152,180	0	4,341,809
Pacific Drilling SA*	25,616	0	(23,908)	(1,708)	0	0	0	0
Sierra Hamilton Holder LLC	1	0	0	0	1	2	0	15,369,768

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Not affiliated at March 31, 2022.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower

120	PIMCO INCOME FUND

March 31, 2022

than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by

ANNUAL REPORT	MARCH 31, 2022	121

Notes to Financial Statements (Cont.)

savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

122	PIMCO INCOME FUND

March 31, 2022

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so to the extent the Fund invests in REITs, the Fund will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2022, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or

ANNUAL REPORT	MARCH 31, 2022	123

Notes to Financial Statements (Cont.)

instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value

124	PIMCO INCOME FUND

March 31, 2022

if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and

ANNUAL REPORT	MARCH 31, 2022	125

Notes to Financial Statements (Cont.)

date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages

126	PIMCO INCOME FUND

March 31, 2022

in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended March 31, 2022, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

ANNUAL REPORT	MARCH 31, 2022	127

Notes to Financial Statements (Cont.)

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold

128	PIMCO INCOME FUND

March 31, 2022

(“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In

ANNUAL REPORT	MARCH 31, 2022	129

Notes to Financial Statements (Cont.)

connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

130	PIMCO INCOME FUND

March 31, 2022

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the

ANNUAL REPORT	MARCH 31, 2022	131

Notes to Financial Statements (Cont.)

credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under

132	PIMCO INCOME FUND

March 31, 2022

which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

ANNUAL REPORT	MARCH 31, 2022	133

Notes to Financial Statements (Cont.)

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

134	PIMCO INCOME FUND

March 31, 2022

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Distribution Rate Risk  is the risk that the Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be

ANNUAL REPORT	MARCH 31, 2022	135

Notes to Financial Statements (Cont.)

written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Additionally, to the extent the Fund invests in securities and instruments economically tied to Russia, the recent Russian invasion of Ukraine may adversely affect the Fund’s investments. Please see the Important Information section for additional discussion of the COVID-19 pandemic as well as the Russian invasion of Ukraine.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global

136	PIMCO INCOME FUND

March 31, 2022

economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique

ANNUAL REPORT	MARCH 31, 2022	137

Notes to Financial Statements (Cont.)

operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate

138	PIMCO INCOME FUND

March 31, 2022

arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee   PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee   PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

ANNUAL REPORT	MARCH 31, 2022	139

Notes to Financial Statements (Cont.)

(c) Distribution and Servicing Fees   PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2022, the Distributor retained $5,155,667 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses   PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and

140	PIMCO INCOME FUND

March 31, 2022

commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation   Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2022, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2022, the amount was $528,101.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

ANNUAL REPORT	MARCH 31, 2022	141

Notes to Financial Statements (Cont.)

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$1,362,463	$839,402

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$470,141,314	$480,713,709	$30,846,278	$18,803,856

†	A zero balance may reflect actual amounts rounding to less than one thousand.

142	PIMCO INCOME FUND

March 31, 2022

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2022		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	2,244,210	$26,803,057	2,358,127	$27,693,174

I-2	916,217	10,926,722	1,018,221	11,931,076

I-3	41,612	496,427	60,291	706,872

Administrative Class	14,542	174,311	16,005	188,002

Class A	241,231	2,878,380	397,769	4,677,412

Class C	52,907	633,928	85,332	1,001,390

Class R	7,497	89,581	9,436	110,817

Issued as reinvestment of distributions

Institutional Class	252,771	3,003,700	244,876	2,867,920

I-2	98,597	1,171,857	100,277	1,173,550

I-3	3,441	40,917	3,151	36,929

Administrative Class	1,420	16,902	1,613	18,872

Class A	46,930	558,189	56,223	657,160

Class C	14,691	174,786	21,648	252,656

Class R	1,530	18,190	1,802	21,062

Cost of shares redeemed

Institutional Class	(1,974,029)	(23,306,189)	(1,787,608)	(20,860,566)

I-2	(874,414)	(10,313,576)	(906,068)	(10,570,317)

I-3	(52,702)	(619,798)	(40,099)	(466,941)

Administrative Class	(20,598)	(244,952)	(16,440)	(192,865)

Class A	(398,935)	(4,723,119)	(466,903)	(5,468,739)

Class C	(156,371)	(1,860,061)	(244,655)	(2,885,941)

Class R	(9,156)	(108,933)	(12,621)	(147,526)

Net increase (decrease) resulting from Fund share transactions	451,391	$5,810,319	900,377	$10,743,997

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2022	143

Notes to Financial Statements (Cont.)

14. BASIS FOR CONSOLIDATION

The consolidated financial statements include the accounts of the Fund and MLM 766, LLC, a Delaware limited liability company (the “Subsidiary”). Similarly, the consolidated Schedule of Investments includes the portfolio holdings of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation. The Subsidiary was formed on April 30, 2018, as a wholly owned subsidiary of the Fund and acts as an investment vehicle in order to acquire residential mortgage loans consistent with the Fund’s investment objectives and policies. The net assets of the MLM 700, LLC as of period end represented less than 0.1% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Income Fund	$1,227,290	$0	$(5,275,185)	$(42,590)	$(3,369,515)	$0	$0	$(7,460,000)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.

144	PIMCO INCOME FUND

March 31, 2022

(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, straddle loss deferrals, partnerships, hyperinflationary investments, and interest accrued on defaulted securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2021 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2021 through March 31, 2022 and Ordinary losses realized during the period January 1, 2022 through March 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2022, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Income Fund	$3,369,515	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Income Fund	$154,277,197	$11,920,959	$(17,273,539)	$(5,352,580)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on: swap contracts, sale/buyback transactions, straddle loss deferrals, partnerships, hyperinflationary investments, and interest accrued on defaulted securities.

For the fiscal years ended March 31, 2022 and March 31, 2021, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2022			March 31, 2021

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Income Fund	$5,514,792	$0	$0	$2,596,386	$0	$2,995,295

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2022	145

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO Income Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2022, the related consolidated statement of operations for the year ended March 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2022

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

146	PIMCO INCOME FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JML	JP Morgan Securities Plc
BOS	BofA Securities, Inc.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	JPS	J.P. Morgan Securities LLC
BRC	Barclays Bank PLC	MBC	HSBC Bank Plc
BSH	Banco Santander S.A. - New York Branch	MEI	Merrill Lynch International
BYL	Barclays Bank PLC London Branch	MYC	Morgan Stanley Capital Services LLC
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
CDC	Natixis Securities Americas LLC	NGF	Nomura Global Financial Products, Inc.
DBL	Deutsche Bank AG London	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	RYL	NatWest Markets Plc
FBF	Credit Suisse International	SAL	Citigroup Global Markets, Inc.
GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
GSC	Goldman Sachs & Co. LLC	SOG	Societe Generale Paris
GST	Goldman Sachs International	TDM	TD Securities (USA) LLC
HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank
IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	ILS	Israeli Shekel
AUD	Australian Dollar	INR	Indian Rupee
BRL	Brazilian Real	JPY	Japanese Yen
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	RUB	Russian Ruble
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	TWD	Taiwanese Dollar
GBP	British Pound	USD (or $)	United States Dollar
HKD	Hong Kong Dollar	ZAR	South African Rand
IDR	Indonesian Rupiah

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter
CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	MUTKCALM	Tokyo Overnight Average Rate
BADLARPP	Argentina Badlar Floating Rate Notes	PRIME	Daily US Prime Rate
BP0003M	3 Month GBP-LIBOR	PrimeX.ARM	Prime Mortgage-Backed Securities Index - Adjustable Rate Mortgage
CDX.EM	Credit Derivatives Index - Emerging Markets	RUONIA	Ruble Overnight Index Average
CDX.HY	Credit Derivatives Index - High Yield	SOFR	Secured Overnight Financing Rate
CDX.IG	Credit Derivatives Index - Investment Grade	SOFRINDX	Secured Overnight Financing Rate Index
CMBX	Commercial Mortgage-Backed Index	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	UKRPI	United Kingdom Retail Prices Index
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	ICE 3-Month USD LIBOR
LIBOR03M	3 Month USD-LIBOR

ANNUAL REPORT	MARCH 31, 2022	147

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	JIBAR	Johannesburg Interbank Agreed Rate
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BBSW	Bank Bill Swap Reference Rate	PIK	Payment-in-Kind
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	REMIC	Real Estate Mortgage Investment Conduit
CDI	Brazil Interbank Deposit Rate	RMBS	Residential Mortgage-Backed Security
CDO	Collateralized Debt Obligation	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
DAC	Designated Activity Company	TBD%	Interest rate to be determined when loan settles or at the time of funding
EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
EURIBOR	Euro Interbank Offered Rate

148	PIMCO INCOME FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2022 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gains (000s†)	163(j) Interest Dividends
PIMCO Income Fund	0%	0%	$5,514,792	$0	$5,176,492

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Income Fund	5.31%

ANNUAL REPORT	MARCH 31, 2022	149

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month ended March 31, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2021	$0.0400	$0.0000	$0.0000	$0.0400

November 2021	$0.0400	$0.0000	$0.0000	$0.0400

December 2021	$0.0400	$0.0000	$0.0000	$0.0400

January 2022	$0.0400	$0.0000	$0.0000	$0.0400

February 2022	$0.0400	$0.0000	$0.0000	$0.0400

March 2022	$0.0400	$0.0000	$0.0000	$0.0400

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2021	$0.0390	$0.0000	$0.0000	$0.0390

November 2021	$0.0390	$0.0000	$0.0000	$0.0390

December 2021	$0.0390	$0.0000	$0.0000	$0.0390

January 2022	$0.0390	$0.0000	$0.0000	$0.0390

February 2022	$0.0390	$0.0000	$0.0000	$0.0390

March 2022	$0.0390	$0.0000	$0.0000	$0.0390

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2021	$0.0385	$0.0000	$0.0000	$0.0385

November 2021	$0.0385	$0.0000	$0.0000	$0.0385

December 2021	$0.0385	$0.0000	$0.0000	$0.0385

January 2022	$0.0385	$0.0000	$0.0000	$0.0385

February 2022	$0.0385	$0.0000	$0.0000	$0.0385

March 2022	$0.0385	$0.0000	$0.0000	$0.0385

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2021	$0.0375	$0.0000	$0.0000	$0.0375

November 2021	$0.0375	$0.0000	$0.0000	$0.0375

December 2021	$0.0375	$0.0000	$0.0000	$0.0375

January 2022	$0.0375	$0.0000	$0.0000	$0.0375

February 2022	$0.0375	$0.0000	$0.0000	$0.0375

March 2022	$0.0376	$0.0000	$0.0000	$0.0376

150	PIMCO INCOME FUND

(Unaudited)

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2021	$0.0360	$0.0000	$0.0000	$0.0360

November 2021	$0.0360	$0.0000	$0.0000	$0.0360

December 2021	$0.0360	$0.0000	$0.0000	$0.0360

January 2022	$0.0360	$0.0000	$0.0000	$0.0360

February 2022	$0.0361	$0.0000	$0.0000	$0.0361

March 2022	$0.0361	$0.0000	$0.0000	$0.0361

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2021	$0.0285	$0.0000	$0.0000	$0.0285

November 2021	$0.0285	$0.0000	$0.0000	$0.0285

December 2021	$0.0286	$0.0000	$0.0000	$0.0286

January 2022	$0.0286	$0.0000	$0.0000	$0.0286

February 2022	$0.0287	$0.0000	$0.0000	$0.0287

March 2022	$0.0289	$0.0000	$0.0000	$0.0289

Class R	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2021	$0.0335	$0.0000	$0.0000	$0.0335

November 2021	$0.0335	$0.0000	$0.0000	$0.0335

December 2021	$0.0336	$0.0000	$0.0000	$0.0336

January 2022	$0.0335	$0.0000	$0.0000	$0.0335

February 2022	$0.0336	$0.0000	$0.0000	$0.0336

March 2022	$0.0337	$0.0000	$0.0000	$0.0337

“

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.”

“*	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.”

ANNUAL REPORT	MARCH 31, 2022	151

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	149	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

152	PIMCO INCOME FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	149	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975) Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Mark A. Jelic (1981) Vice President	08/2021 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2022	153

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Deputy Treasurer	11/2021 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2022.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

154	PIMCO INCOME FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	MARCH 31, 2022	155

Privacy Policy1 (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

156	PIMCO INCOME FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2022.

ANNUAL REPORT	MARCH 31, 2022	157

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3013AR_033122

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	March 31, 2022	$5,911,974
	March 31, 2021	$6,006,823

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	March 31, 2022	$—
	March 31, 2021	$—

(c)	Fiscal Year Ended	Tax Fees
	March 31, 2022	$54,000
	March 31, 2021	$—

(d)	Fiscal Year Ended	All Other Fees (2)
	March 31, 2022	$—
	March 31, 2021	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) There were no “Audit-Related Fees” for the last two fiscal years.
(2) There were no “All Other Fees” for the last two fiscal years.

(e)   Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	March 31, 2022	March 31, 2021
PIMCO Funds	$54,000	$—
Pacific Investment Management Company LLC (“PIMCO”)	21,174,705	18,653,630
Totals	$21,228,705	$18,653,630

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: June 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: June 2, 2022

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: June 2, 2022